UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

(This Form N-CSR relates solely to the Registrant’s 44 portfolios listed in Appendix A)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2019

Date of reporting period:	12/31/2019

Item 1 – Reports to Stockholders

Advanced Series Trust

ANNUAL REPORT	December 31, 2019

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Advanced Strategies Portfolio

AST AllianzGI World Trends Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST Fidelity Institutional AM® Quantitative Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2019

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST Advanced Strategies Portfolio	A3
	AST AllianzGI World Trends Portfolio	A85
	AST Balanced Asset Allocation Portfolio	A119
	AST BlackRock Global Strategies Portfolio	A123
	AST Fidelity Institutional AM® Quantitative Portfolio	A189
	AST Preservation Asset Allocation Portfolio	A239
	AST Prudential Growth Allocation Portfolio	A243

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2019

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust January 31, 2020

Market Overview — unaudited	Annual Report	December 31, 2019

Equity Market Overview

US and international stock markets posted stellar returns in 2019 as many central banks, including the Federal Reserve (the Fed), cut interest rates or used other stimuli to spur growth. Although the markets fluctuated sharply at times in reaction to on-again-off-again trade tensions between the US and China, concerns about tariffs subsided later in the year.

In the US, the broad-based S&P 500® Index and Russell 3000® Index returned 31.46% and 31.02%, respectively, for the year. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 21.51%. (All returns cited are in US dollars and include dividends.)

Global economic growth slowed, central banks cut rates

During 2019, the pace of global growth slowed and concerns about the economic outlook rose due in part to uncertainties regarding US-China tariffs and other geopolitical factors, which created a drag on manufacturing and export activity. Many central banks responded by loosening monetary policy — in some cases reversing their positions. For example, the Fed, which hiked rates four times in 2018, cut its federal funds rate target three times in 2019 and moved from tapering its balance sheet to expanding it through asset purchases. The European Central Bank, which had been rolling back its bond-buying program in 2018, restarted it to stimulate the eurozone economy.

Although US real gross domestic product (GDP) growth rose 2.1% (annualized) in the third quarter, down from 3.1% in the first quarter, the US economy expanded at a moderate pace. (Fourth-quarter GDP data had not been released when this overview was published.) Corporate earnings, consumer spending, and the labor market were strong, while inflation remained low.

Stock markets rallied, retreated, and rebounded to record highs

Early in the first quarter, stocks rallied as US-China trade negotiations appeared to be progressing, the Fed signaled that it planned to pause from hiking rates unless warranted, the US government’s partial shutdown ended, and corporate earnings rose sharply despite slower growth. The S&P 500 jumped nearly 8.0% in January alone.

Stocks sold off in May as trade-war worries resurfaced. However, equity markets rallied in June in anticipation of possible rate cuts and on hopes for a trade deal. During the first half of 2019, the Fed maintained its interest rate target.

Trade concerns re-emerged in the third quarter amid signs of slowing growth and renewed trade frictions. With inflation below its target, the Fed cut rates in July for the first time since the financial crisis in 2008 as a pre-emptive measure to help sustain the US economy’s expansion and withstand the risk of a global economic slowdown and further drop in business investment.

In August, concerns about tariffs, the growth of China’s industrial output, and the global economy intensified, driving investors toward less-risky investments like US Treasuries. The yield on the 10-year US Treasury note, which moves opposite to its price, briefly dropped below the rate on two-year Treasuries. Although many analysts didn’t interpret this particular “yield curve inversion” as indicative of a looming recession, as they often have in the past, stock prices — particularly in emerging markets — dropped sharply.

Although the Fed cut rates again in September and October to a range of 1.50%-1.75%, Chairman Jerome Powell conveyed that the central bank did not plan to cut rates further unless incoming information required its members to materially reassess their outlook for the economy. As expected, the Fed did not adjust rates through the remainder of the year.

During the fourth quarter, US stock indexes surged to new highs and emerging market stocks rallied amid reports the US and China were moving toward a “phase one” partial trade deal. (The agreement was signed in January 2020 after the reporting period ended.) Eurozone stock markets rose in reaction to improved economic results from Germany. United Kingdom investors were encouraged by the outcome of December elections that many hope will lead to a smoother potential exit of the UK from the European Union.

All S&P 500 sectors rose

The best-performing sectors in the S&P 500 were information technology (+50.3%), communication services (+32.7%), and financials (+32.1%). Next in line were industrials (+29.4%), real estate (+29.0%), consumer discretionary (+27.9%), consumer staples (+27.6%), utilities (+26.4%), materials (+24.6%), health care (+20.8%), and energy (+11.8%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Growth outperformed value, large-cap stocks topped small caps

For the year, the Russell 3000® Growth Index returned 35.85%, outperforming the Russell 3000® Value Index, which rose 26.26%. Large-cap stocks, as measured by the Russell 1000® Index, rose 31.43%. The Russell Midcap® Index returned 30.54%, and the small-cap Russell 2000® Index lagged yet still returned 25.52%.

International stocks collectively rose but underperformed US equities

Stocks trading in emerging markets, as measured by the MSCI Emerging Markets Index, returned 18.4% for the year. Notable top-performing country components in the index included Russia (+50.9%), supported by a jump in oil prices, Taiwan (+36.4%), Brazil (+26.3%), and China (23.5%). Taiwan’s and China’s markets advanced in the fourth quarter as trade frictions diminished, although weak economic data from China dampened investor sentiment during the year. Notable countries that underperformed the index but still contributed positively to performance included South Korea (+12.5%), Mexico (+11.4%), and India (+7.6%). Malaysia (-2.0%) detracted from the index’s performance.

Equities in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 22.01%. For the year, the MSCI Europe Index rose 23.77%, the MSCI UK Index returned 21.05%, and the MSCI Japan Index rose 19.61%.

Fixed Income Market Overview

In 2019, for the first time in more than a decade, the Federal Reserve (the Fed) cut interest rates to help sustain the US economy’s expansion in the face of slowing global economic growth and US-China trade-war risks. The central bank was merely one of dozens that reduced rates throughout the year, igniting rallies in numerous global bond markets. During 2019, emerging markets debt, US high yield bonds, and corporate investment-grade bonds delivered robust returns, yet US government bonds and many other fixed income categories also posted solid results.

In the US, the economy grew at a healthy but slow pace. Although real gross domestic product (GDP) growth dropped from 3.1% (annualized) in the first quarter to 2.1% in the third, the economy continued to expand. (Fourth-quarter GDP data had not been released when this overview was published.) The national unemployment rate dropped to a 50-year low of 3.5% in September, corporate earnings were generally strong, and inflation remained low. Elsewhere, the European economy grew weakly. Notably, China’s growth rate dropped significantly from 6.6% in 2018 to 6.1% in 2019.

Bond markets fluctuated but closed higher

During the first quarter of 2019, global growth expectations softened. The Fed, which increased rates four times in 2018, signaled it would pause from hiking rates further based on its outlook at the time, sending bond markets higher. US high yield and emerging market bond prices rose sharply, supported by a tailwind of receding tariff worries and favorable corporate earnings.

In May, worries about the US-China trade war surfaced again. US Treasuries rallied while riskier assets such as high yield bonds dropped in price. The following month, however, the Fed hinted at the possibility of interest rate cuts ahead, trade fears cooled, and the high yield bond market rebounded. The Fed did not adjust rates during the first half of the year.

In July, the global economy showed signs of a slowdown and tariff fears returned. Later that month, for the first time since the financial crisis in 2008, the Fed cut rates as a pre-emptive measure to help sustain the expansion of the US economy and provide a cushion against the risk of a global economic slowdown. During August, the yield on 10-year US Treasuries dropped below yields on two-year Treasuries. Historically, when yields on longer-term Treasuries fall below yields on shorter-term issues, recessions have often followed. While many analysts questioned the “yield curve inversion” as a recessionary indicator in this instance, investors concerned about the economy gravitated to “safe-haven” securities like longer-term US Treasuries and other high-quality credits.

The investment-grade Bloomberg Barclays US Aggregate Bond Index returned 2.59% in August. US high yield bonds finished virtually flat, whereas emerging market sovereign debt markets dropped sharply due in part to a stronger US dollar versus most currencies.

In September, the Fed cut rates again and the European Central Bank restarted its bond-buying program to help stimulate the eurozone economy after rolling it back the previous year. After the Fed dropped its rate target to a range of 1.50% to 1.75% in October, Chairman Jerome Powell conveyed that the central bank had no plans for further cuts unless incoming data compelled its members to materially reassess their outlook for the economy. As expected, the Fed maintained its rate target through the remainder of the year.

During the fourth quarter, stronger-than-expected economic data and reports that the US and China were moving toward a “phase one” partial trade deal led to a “risk-on” rally. (The agreement was signed in January 2020 after the reporting period ended.) Over the final month of the year, high yield bonds and emerging markets bonds posted solid gains, while investment-grade US bonds dropped slightly.

Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Emerging market debt and high yield bonds surged by double digits

For the year, the Bloomberg Barclays Global Aggregate Bond Index (unhedged), which measures global investment-grade debt performance, returned 6.84%. (All returns cited are in US dollars.) Bonds trading in the US, based on the Bloomberg Barclays US Aggregate Bond Index, rose 8.72%. The US index’s leading component sectors included investment-grade corporate bonds (+14.5%), which benefited from the interest rate cuts and solid fundamentals, along with Treasury inflation-protected securities (+8.4%), commercial mortgage-backed securities (+8.3%), and US Treasury securities (+6.9%). Treasuries with longer maturities rallied in the second and third quarters when trade tensions escalated, which triggered a “flight to quality.” The 10-year US Treasury note’s yield, which moves opposite to its price, opened 2019 at approximately 2.65% and closed the year at 1.92% as trade tensions eased.

The Bloomberg Barclays Municipal Bond Index returned 7.54% for the year. US high yield bonds (debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 14.40%. Accommodative monetary policies, strong corporate earnings, and investors’ quest for enhanced yield supported demand for high yield opportunities. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index surged 15.04%. Despite a strong US dollar (relative to most currencies), sovereign debt yields in general drifted lower as inflation was contained in many countries, providing their central banks with latitude to reduce interest rates, which bolstered bond prices.

AST Advanced Strategies Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	21.86%	7.68%	8.76%
Blended Index	20.68	7.18	8.34
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Advanced Strategies Portfolio returned 21.86%. The Portfolio outperformed the Blended Index and underperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

What were the market conditions during the reporting period?

Global economic growth in 2019 was the weakest in a decade, weighed down by an escalation of the US-China trade war. However, it was a great year for financial markets, with solid gains across most asset classes, driven by valuations for equities and lower yields for fixed income. The Portfolio’s managers/subadvisors expect a moderate improvement in global economic growth in 2020 rather than a strong rebound, fueled by monetary stimulus, potential fiscal stimulus, and reduced geopolitical uncertainty.

The Portfolio is managed jointly by QMA and the PGIM Strategic Investment Research Group (SIRG). It is subadvised by Brown Advisory, Loomis Sayles, T. Rowe Price, William Blair, LSV, PGIM Fixed Income, PIMCO, and QMA.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio returned 21.86% in 2019. Tactical allocation decisions detracted from the Portfolio’s results for the reporting period. Short-term reversals in various styles and asset classes (e.g., growth versus value, equity versus fixed income) resulted in the Portfolio experiencing a “whipsaw” effect. In general, the Portfolio was overweighted to US equities; however, it spent some time being equal-weighted to its benchmark.

The ill-timed adjustments between being overweighted and equal-weighted in equities detracted from performance. For example, in January 2019, subadvisor performance brought the Portfolio’s equity exposure below the benchmark, and adjustments were not made fast enough to benefit from the 8% recovery in the broad US equity market that month. In May, the subadvisor increased the Portfolio’s already overweight position in equities, but equities declined by more than 6% that month. In June, the Portfolio’s equity exposure was reduced to an equal weight, just in time to miss the full effect of a 7% equity market rally. Likewise, the same applied to positioning between value and growth styles. For example, value-oriented stocks outperformed growth-oriented stocks in September, when the Portfolio favored growth.

Overall, the subadvisors added significantly to Portfolio performance during the period. The William Blair sleeve in international equity was the best relative performer, outperforming the MSCI EAFE Index by nearly 11%. Brown Advisors, in domestic large-cap growth, also added value, outperforming the Russell 1000 Growth Index by nearly 5%. In fixed income, the Prudential Core Plus sleeve outperformed the Bloomberg Barclays US Aggregate Bond Index by nearly 3% and, given its sizeable position in the Portfolio, contributed meaningfully to excess returns. In real assets, the PIMCO Real Return sleeve added roughly 32 basis points of outperformance to the Portfolio. (One basis point equals 0.01%.) Finally, T. Rowe Price, in large-cap value and all four small-cap funds, were additive for the period. The remaining four sleeves detracted from performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

1

AST Advanced Strategies Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Some of the Portfolio’s strategies make significant use of derivatives. For example, the PIMCO Real Return Strategy uses futures contracts to gain exposure to real estate and commodities. The bond strategies use derivatives to manage portfolio risk, for liquidity, and to help exploit market inefficiencies. The Portfolio’s active overlay component, subadvised by QMA, uses both exchange-traded funds and futures to manage cash flows and provide liquidity for the Portfolio as well as to implement tactical asset allocation decisions as described above. The real return portion of the Portfolio outperformed for the period, while performance of the active overlay was flat to slightly positive.

Presentation of Portfolio Holdings — unaudited

AST Advanced Strategies (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
Federal National Mortgage Assoc., 4.000%, TBA	U.S. Government Agency Obligations	2.9%
iShares MSCI EAFE ETF	Exchange-Traded Funds	2.1%
SPDR S&P 500 ETF Trust	Exchange-Traded Funds	1.7%
iShares Core U.S. Aggregate Bond ETF	Exchange-Traded Funds	1.4%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.625%, 01/15/26	U.S. Treasury Obligations	1.4%
Federal National Mortgage Assoc., 3.500%, TBA	U.S. Government Agency Obligations	1.3%
iShares Russell 1000 Growth ETF	Exchange-Traded Funds	1.2%
iShares Russell 1000 Value ETF	Exchange-Traded Funds	1.1%
Microsoft Corp.	Software	1.0%
Alibaba Group Holding Ltd. (China), ADR	Internet & Direct Marketing Retail	1.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

2

AST AllianzGI World Trends Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	18.05%	5.75%	6.60%
Blended Index	20.49	7.24	8.04
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST AllianzGI World Trends Portfolio returned 18.05%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

What were the market conditions during the reporting period?

Global equities outperformed other asset classes in 2019, with the MSCI ACWI Index posting its strongest annual performance in a decade. Stock markets began the year by rebounding in January after ending 2018 on a weak note. The advance continued throughout much of 2019, with many markets closing the year at or near record/multi-month highs. Central bank monetary policy U-turns and better-than-expected corporate earnings fueled the rally, as did optimism over improved US-China trade relations, although trade-war flare-ups and fears of a severe global slowdown caused significant stock market corrections in May and August, respectively. Emerging market equities rallied strongly over the year, led by Brazil and Russia. The MSCI Emerging Markets Index closed the year at its highest level since the spring of 2018 (in US-dollar terms). For the reporting period, stocks trading in developed markets overall outperformed those in developing markets.

US bond prices surged over the first eight months of 2019 as the market priced in lower interest rates. Having started the year around 2.7%, in August the yield on the 10-year US Treasury note briefly fell below 1.5%, a level not seen since the summer of 2016, while the yield on the 30-year Treasury bond traded below 2.0% for the first time on record. Although yields subsequently rose as investors reassessed the extent to which interest rates would be cut, with the 10-year Treasury yield closing the year around 1.9%, US bonds still delivered robust gains over the year. The rally caused yields on longer-dated Treasuries, which move opposite to the securities’ prices, to decline more than yields on shorter-term issues, leading to an inversion in the US Treasuries yield curve (the line that plots the yields on Treasuries across different maturities). Such inversions historically have often heralded recessions in the US economy.

By the end of August, the yield difference between three-month Treasury bills and 10-year Treasuries had inverted by 50 basis points. (One basis point equals 0.01%.) However, as bond yields subsequently rose, parts of the yield curve steepened again, becoming positively sloped for the first time since late May (i.e., yields on certain Treasuries with longer maturities rose back above those on short-term issues). Economic news indicated that the pace of US growth was moderating as the impact of the trade war with China hit manufacturers.

The Portfolio subadvisors’ trend-based market-cycle signals for equities generally started on a weak note in January but improved meaningfully throughout much of the remainder of the year, gained considerable strength by the fourth quarter, and ended the quarter at the strongest levels for all of 2019. The subadvisors’ signals for bonds broadly indicated steady strength during much of the year. The exception was in the “credit” category, where signals were mixed at the start of 2019.

In the currency universe, the British pound ended a volatile year notably higher against most major currencies. Fears of a no-deal exit by the United Kingdom from the European Union (known as Brexit) continued to plague the UK currency for much of the year, but sterling surged in the fourth quarter on the unexpected news that new UK Prime Minister Boris Johnson had secured a new withdrawal agreement with UK lawmakers. The Japanese yen also experienced a roller-coaster ride, appreciating for the first three quarters before weakening sharply in the fourth quarter as risk appetite rose. Meanwhile, the euro weakened modestly against the US dollar, reflecting the continued anemic growth outlook in Europe.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

3

AST AllianzGI World Trends Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s performance relative to the blended benchmark index (the Index) was due to a combination of allocation and, to a lesser extent, security-selection effects.

From an allocation perspective, the Portfolio’s underperformance came mainly from an underweight to global equities in the first quarter of the year — most notably in January and February — when equities strongly rallied. Overall equity exposure was increased to neutral by the end of February and to a roughly 6% overweight in April, but this move didn’t offset the negative allocation effects early in the year. Overall allocation effects were positive in the third and fourth quarters, driven by an overweight to global equities.

For the 12-month period, the Portfolio’s allocation to international equities, including emerging markets, was negative. In addition, an underweight to US Treasury duration in the second quarter when Treasuries rallied, and an overweight to duration in the fourth quarter when Treasuries lagged, translated into a negative allocation effect in the US bond category over the year. (Duration is a measure of a bond’s price sensitivity to interest rate changes over time.) This was partially offset by positive allocation effects from US equities and the benefit of having exposure to emerging market bonds as an asset class in 2019.

Overall, security selection for the period was negative. Security selection had the most negative impact on performance in the third quarter, driven by underperformance in US and European equities, as well as in emerging markets and, to a lesser extent, US bonds. For the year, however, the underperformance was most notably related to the Portfolio’s Best Styles US strategy and, to a lesser extent, the Best Styles Global and Emerging Market strategies. These strategies tend to overweight certain style factors, including momentum and earnings revisions, which had modestly positive returns for the period. However, the strategy’s exposure and overweight to value stocks was the reason it lagged. Although the value factor outperformed in September and November at the global level, it posted negative returns for 2019 at the factor level. Security selection in emerging market bonds also detracted from performance, mainly due to exposure to Argentine sovereign bonds in August. Conversely, positive selection associated with European equities and US fixed income helped offset the losses.

At year-end, the Portfolio was close to being maximum overweight global equities and overweight duration in US bonds.

Adjustments to the Portfolio’s allocation are typically implemented through the use of certain derivatives, such as futures, to adjust equity and fixed income exposures, or forward contracts to manage currency exposures. The Portfolio’s exposure to equities through futures contracts added value relative to the benchmark. Positioning in certain foreign-exchange forwards added value, and foreign-exchange forwards overall detracted from results relative to the benchmark.

Presentation of Portfolio Holdings — unaudited

AST AllianzGI World Trends (As of 12/31/2019)
Ten Largest Holdings	Line of Business	Country	(% of Net Assets	)
Microsoft Corp.	Software	United States	1.9%
Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	1.8%
U.S. Treasury Notes, 1.375%, 02/29/20	U.S. Treasury Obligations	United States	1.0%
Amazon.com, Inc.	Internet & Direct Marketing Retail	United States	0.9%
Johnson & Johnson	Pharmaceuticals	United States	0.7%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	United States	0.7%
JPMorgan Chase & Co.	Banks	United States	0.7%
Merck & Co., Inc.	Pharmaceuticals	United States	0.7%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	United States	0.6%
Intel Corp.	Semiconductors & Semiconductor Equipment	United States	0.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

4

AST Balanced Asset Allocation Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	19.42%	6.86%	8.10%
Blended Index	20.97	7.53	8.84
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Balanced Asset Allocation Portfolio returned 19.42%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

What were the market conditions during the reporting period?

Global economic growth in 2019 was the weakest in a decade, weighed down by an escalation of the US-China trade war. However, it was a great year for financial markets, with solid gains across most asset classes, driven by valuations for equities and lower yields for fixed income. The sub-advisor, Quantitative Management Associates (QMA), expects a moderate improvement in global economic growth in 2020 rather than a strong rebound, fueled by monetary stimulus, potential fiscal stimulus, and reduced geopolitical uncertainty.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio returned 19.42% in 2019. Tactical asset allocation had a negative impact on the Portfolio’s returns during the reporting period, as the Portfolio’s positioning was “whipsawed” amid increased volatility driven primarily by trade tensions. Most of the value was lost in May when the Portfolio was positioned toward equities, which fell more than 6% that month. Also, the overlay lagged the benchmark, partially due to US Treasuries (the only fixed income exposure currently in the overlay) sharply underperforming the bond benchmark. Out-of-benchmark positions in high yield and emerging market bonds added value, while out-of-benchmark positions in emerging market equities and cash detracted from relative performance.

Overall, underlying fund manager gross performance detracted from Portfolio returns during the period. Fixed income fund manager returns overall outperformed, while equity manager performance overall was negative. Most of the negative relative performance within equities came from domestic large-cap growth managers, as well as core managers (both domestic and international). Domestic small-cap and large-cap value managers, along with international growth managers, added value.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance for the period, as both equity and fixed income markets produced better returns than cash.

The Portfolio’s fund-of-funds structure is subadvised by QMA with an active overlay portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures, a form of derivative security, are used to provide this liquidity and are not designed to add value to the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

5

AST Balanced Asset Allocation Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Balanced Asset Allocation (As of 12/31/2019)
Ten Largest Holdings	Asset Class	(% of Net Assets	)
AST Prudential Core Bond Portfolio	Core Bond	11.6%
AST Wellington Management Global Bond Portfolio	Core Bond	8.1%
AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	6.3%
AST QMA Large-Cap Portfolio	Large/Mid-Cap Growth	6.1%
AST AQR Large Cap Core Portfolio	Large/Mid-Cap Growth	6.0%
AST Western Asset Core Plus Bond Portfolio	Core Bond	4.8%
AST MFS Large-Cap Value Portfolio	Large/Mid-Cap Value	4.7%
AST T. Rowe Price Large-Cap Value Portfolio	Large/Mid-Cap Value	4.3%
AST Loomis Sayles Large-Cap Growth Portfolio	Large/Mid-Cap Growth	4.2%
AST International Growth Portfolio	International Growth	3.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

6

AST BlackRock Global Strategies Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	17.62%	5.41%	5.34%
Blended Index	18.60	6.12	5.97
S&P 500 Index	31.46	11.69	12.80

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/29/2011. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST BlackRock Global Strategies Portfolio returned 17.62%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek a high total return consistent with a moderate level of risk.

What were the market conditions during the reporting period?

Following a difficult end to 2018, markets largely recovered during the first quarter of 2019 as major central banks shifted toward a more dovish stance and investor sentiment improved. The confluence of trade tensions, deterioration in market perceptions of economic growth prospects, and uncertainty around the path of monetary policy pushed sovereign government bond yields to near record lows in the middle of 2019, and the 2-to-10-year segment of the US Treasury yield curve experienced a brief period of inversion in August. Then, as trade tensions de-escalated in early September, risk assets rose sharply and US Treasury bond prices fell. US equities continued to rise through the fourth quarter, driven by renewed optimism on the “phase one” trade deal between the US and China, a resilient consumer sector, and early signs of stabilization in manufacturing and earnings reports in line with market expectations. After four interest rate hikes in 2018, the Federal Reserve (the Fed) pivoted and cut rates three times in 2019 to stimulate US economic growth, while the European Central Bank (ECB) introduced additional accommodative measures as inflation expectations remained stable.

Developed economies, such as Japan and the eurozone, posted strong risk-asset gains, supported by relative stability in private spending and capital expenditures, despite sluggish manufacturing and weaker exports. Meanwhile, most emerging markets experienced strong 2019 performance, despite a brief sell-off in May, amid positive developments on trade.

What strategies or holdings affected the Portfolio’s performance?

Overall, the Portfolio’s active asset allocation views added to returns during the reporting period (calendar year 2019). The largest positive contributor was an overweight to US equities. This position was initiated in December 2018 and held through most of 2019, although its size changed over time as market pricing moved in line with BlackRock’s expectations. Major central banks, including the Fed, pivoted to a more dovish outlook, which was a tailwind for the Portfolio’s equity overweight. In addition, an overweight position in US duration early in the period boosted returns as sovereign government bond yields fell to near record lows in early 2019. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.) That said, the Portfolio’s subsequent shift to an underweight stance in US duration, based on BlackRock’s expectation that inflationary pressures would pick up, weighed on performance. Regarding currencies, an overweight to the euro versus the US dollar detracted from the Portfolio’s returns, as persistent geopolitical uncertainties and mixed economic data dominated investor sentiment and led to a dovish response from the ECB. The Portfolio maintained the euro overweight at the end of the period, as BlackRock believes the worst of the slowdown in European economic growth is over, as evidenced by improved manufacturing and services data, particularly in the fourth quarter.

During the reporting period, the Portfolio used equity, fixed income, and currency derivatives as a standard part of the investment strategy to efficiently implement and manage risk. Overall, derivative positions held to express active asset allocation decisions had a positive impact on the Portfolio’s performance compared to its benchmark index, although the aggregate impact was less than 100 basis points. (A basis point equals 0.01%.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

7

AST BlackRock Global Strategies Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST BlackRock Global Strategies (As of 12/31/2019)
Ten Largest Holdings	Line of Business	Country	(% of Net Assets	)
Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	0.9%
Microsoft Corp.	Software	United States	0.8%
Amazon.com, Inc.	Internet & Direct Marketing Retail	United States	0.6%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	United States	0.4%
Johnson & Johnson	Pharmaceuticals	United States	0.4%
Home Depot, Inc. (The)	Specialty Retail	United States	0.3%
Mastercard, Inc. (Class A Stock)	IT Services	United States	0.3%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	United States	0.3%
TransDigm, Inc. Sr. Sec’d. Notes	Aerospace & Defense	United States	0.3%
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	United States	0.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

8

AST Fidelity Institutional AM® Quantitative Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	20.00%	6.30%	7.19%
Blended Index	20.27	6.89	7.81
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Fidelity Institutional AM® Quantitative Portfolio returned 20.00%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is long-term capital growth balanced by current income.

What were the market conditions during the reporting period?

Favorable policy developments, including further monetary easing by the Federal Reserve (the Fed) and a de-escalation towards the end of the year, of the US-China trade confrontation, provided additional fuel to power stock markets to a strong finish in 2019. For the year, all major asset categories posted strong results. US large-cap equities, particularly growth stocks and the information technology sector, were global leaders. The shift to monetary easing and lower interest rates boosted bond returns. Long-duration bonds and riskier credit categories, such as high yield and emerging market debt, were top performers. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

The global business cycle registered signs of improvement in some areas late in 2019, although it remained relatively mature, while the US late-cycle backdrop continued. After a period of softening, China’s policymakers emphasized just enough fiscal and monetary support to maintain stability.

What strategies or holdings affected the Portfolio’s performance?

Following a period of rising real rates, declining economic growth, and higher equity volatility in 2018, the Portfolio entered 2019 with an overweight to cash at the expense of bond exposure. Within the equity space, the Portfolio was modestly overweight, with an out-of-benchmark position in emerging market equities emphasized over exposure to developed markets. This positioning was detrimental early in the year as all major asset classes, especially US stocks and bonds, rallied.

As it became clear that the Fed was pivoting to a more dovish stance, the Portfolio subadvisors recognized the potential for a near-term cyclical rally within the broader intermediate narrative of a late cycle. Cash in the Portfolio was redeployed into both stocks, where its weight to developed market equities was increased to neutral from underweight, and bonds, where the Portfolio allocated cash to long-duration bonds to close the duration underweight. As a result of this asset allocation and security selection, the Portfolio gain of 20% (net) for 2019 was largely aligned with the blended benchmark, only slightly lagging.

Asset allocation had a negative impact on the Portfolio for the period. A modest cash position was the primary detractor as all other major asset categories had strong 2019 results. Out-of-benchmark positions in emerging market equities and floating-rate bank loans also had negative impacts. On the plus side, the Portfolio’s underweight in investment-grade debt, with a tilt to long duration, provided a positive contribution, as gains in bond categories were relatively modest compared to equities.

In 2019, security selection contributed to performance. Positive stock picking in developed international equities was the top contributor. During the year, the Portfolio diversified its developed market international equity subadvisors by re-allocating capital to a growth strategy and a value strategy. Both subadvisors delivered positive alpha. Stock picking in emerging market and US small-cap equities was also positive, more than offsetting challenges in US large-cap equities. Investment-grade debt security selection was roughly neutral.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

9

AST Fidelity Institutional AM® Quantitative Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

The Portfolio used futures contracts on major stock indexes to manage cash flows and Portfolio risk. These holdings did not impact performance.

Presentation of Portfolio Holdings — unaudited

AST Fidelity Institutional AM® Quantitative (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
U.S. Treasury Bonds, 2.875%, 08/15/45	U.S. Treasury Obligations	1.3%
U.S. Treasury Notes, 2.375%, 08/15/24	U.S. Treasury Obligations	0.8%
Apple, Inc.	Technology Hardware, Storage & Peripherals	0.8%
U.S. Treasury Notes, 2.125%, 05/15/25	U.S. Treasury Obligations	0.7%
Nestle SA (Switzerland)	Food Products	0.7%
Visa, Inc. (Class A Stock)	IT Services	0.7%
U.S. Treasury Notes, 3.125%, 11/15/28	U.S. Treasury Obligations	0.6%
U.S. Treasury Notes, 2.250%, 02/15/27	U.S. Treasury Obligations	0.6%
Roche Holding AG (Switzerland)	Pharmaceuticals	0.6%
Microsoft Corp.	Software	0.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

10

AST Preservation Asset Allocation Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	14.74%	5.35%	6.33%
Blended Index	15.82	5.71	6.78
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Preservation Asset Allocation Portfolio returned 14.74%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

What were the market conditions during the reporting period?

Global economic growth in 2019 was the weakest in a decade, weighed down by an escalation of the US-China trade war. However, it was a great year for financial markets, with solid gains across most asset classes, driven by valuations for equities and lower yields for fixed income. The subadvisor, QMA, expects a moderate improvement in global economic growth in 2020 rather than a strong rebound, fueled by monetary stimulus, potential fiscal stimulus, and reduced geopolitical uncertainty.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio returned 14.74% in 2019. Tactical asset allocation had a negative impact on the Portfolio’s returns during the reporting period, as the Portfolio’s positioning was “whipsawed” amid increased volatility driven primarily by trade tensions. Most of the value was lost in May when the Portfolio was positioned toward equities, which fell more than 6% that month. Also, the overlay lagged the benchmark, partially due to US Treasuries (the only fixed income exposure currently in the overlay) sharply underperforming the bond benchmark. Out-of-benchmark positions in high yield and emerging market bonds added value, while out-of-benchmark positions in emerging market equities and cash detracted from relative performance.

Overall, underlying fund manager gross performance added value to Portfolio returns during the period. Fixed income fund manager returns overall outperformed, while equity manager performance overall was negative. Most of the negative relative performance within equities came from domestic large-cap growth managers, as well as core managers (both domestic and international). Domestic small-cap and large-cap value managers, along with international growth managers, added value.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance for the period, as both equity and fixed income markets produced better returns than cash.

The Portfolio’s fund-of-funds structure is subadvised by QMA with an active overlay portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures, a form of derivative security, are used to provide this liquidity and are not designed to add value to the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

11

AST Preservation Asset Allocation Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Preservation Asset Allocation (As of 12/31/2019)
Ten Largest Holdings	Asset Class	(% of Net Assets	)
AST Prudential Core Bond Portfolio	Core Bond	20.3%
AST Wellington Management Global Bond Portfolio	Core Bond	14.2%
AST Western Asset Core Plus Bond Portfolio	Core Bond	8.3%
AST AB Global Bond Portfolio	Core Bond	5.7%
AST BlackRock/Loomis Sayles Bond Portfolio	Core Bond	5.2%
AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	3.8%
AST QMA Large-Cap Portfolio	Large/Mid-Cap Growth	3.7%
AST AQR Large Cap Core Portfolio	Large/Mid-Cap Growth	3.7%
AST Goldman Sachs Global Income Portfolio	Core Bond	2.9%
AST MFS Large-Cap Value Portfolio	Large/Mid-Cap Value	2.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

12

AST Prudential Growth Allocation Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	19.18%	6.94%	8.46%
Blended Index	22.97	8.18	9.57
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Prudential Growth Allocation Portfolio returned 19.18%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek total return.

What were the market conditions during the reporting period?

Global growth in 2019 (the reporting period) was the weakest in a decade, weighed down by an escalation of the US-China trade war, which hit manufacturing and export sectors hard. Consumer sectors, propped up by strong labor markets and decent wage growth, remained pillars of strength, preventing a more ominous tumble. The US economy slowed from 2018 as the positive impact of the 2017 fiscal tax stimulus faded and four rate hikes by the Federal Reserve (the Fed) in 2018 resulted in tighter financial conditions by the end of that year. Global growth in 2019 also suffered collateral damage from the US-China trade conflict as manufacturing and other sectors in multiple countries were negatively impacted during the period.

With global growth weak and inflation running below target levels across major economies, nearly 50 central banks delivered over 100 interest rate cuts in 2019, the largest cumulative easing since the 2008 financial crisis. In 2019, financial markets posted solid gains across most equity and fixed income asset classes. A key driver of stellar equity market performance was a shift from rate tightening to rate easing by the Fed, which cut interest rates three times in 2019. This helped lead to strong expansion of stock valuation, while earnings were flat to down. Stocks also benefited from a reduction in trade tensions and other geopolitical risks at the end of 2019, as the US and China agreed on a so-called “phase-one” trade deal.

What strategies or holdings affected the Portfolio’s performance?

Tactical short-term asset allocation had a slightly negative contribution to the Portfolio’s returns during the reporting period, while the performance of the underlying funds drove most of the Portfolio’s underperformance.

Underlying subadvisor strategy returns detracted from performance, in aggregate, and were attributed to most of the Portfolio’s underperformance. Both domestic and international equity fulfillment, which accounted for the majority of Portfolio assets, trailed their respective benchmarks. Notably, it was a challenging year for quantitative equity investment styles as all underlying subadvisors trailed during the period. Further losses were caused by structural-fulfillment mismatches, namely exposure to S&P 400 mid-cap stocks, which trailed the Russell Midcap Index (the official mid-cap component in the Russell 3000 Index). The PGIM Fixed Income fulfillment had a strong year and helped temper overall Portfolio underperformance.

The Portfolio pulled back aggressively on risk assets at the beginning of December 2018 and entered 2019 with a relatively defensive position. This tactical positioning served as a headwind as global equity markets were up over 10% during the first quarter of 2019. Mid-year volatility surrounding trade tariffs further detracted from performance, notably in the third quarter as the Portfolio held an overweight position in US small-cap and international equities, both of which experienced relative and absolute negative returns during that quarter. Losses attributed to tactical allocations were mitigated in the fourth quarter as the Portfolio increased its risk exposure and benefited from strong performance across global equity markets.

The Portfolio held several derivatives, including stock futures and Treasury bond futures, to manage liquidity needs for redemptions. Generally, these derivatives did not affect performance significantly, although they added to relative returns during the period due to investors’ tilt toward fixed income futures heading into the fourth quarter of 2019. The Portfolio also held interest rate swaps, credit default swaps, and forward foreign currency exchange contracts in the various subadvisor sleeves.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

13

AST Prudential Growth Allocation Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Prudential Growth Allocation (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.8%
Microsoft Corp.	Software	1.7%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	0.8%
Bank of America Corp.	Banks	0.6%
Amazon.com, Inc.	Internet & Direct Marketing Retail	0.6%
Procter & Gamble Co. (The)	Household Products	0.6%
Intel Corp.	Semiconductors & Semiconductor Equipment	0.6%
AT&T, Inc.	Diversified Telecommunication Services	0.5%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.5%
Citigroup, Inc.	Banks	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

14

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2019

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST Advanced Strategies Portfolio Blended Index consists of Russell 3000 Index (40%), an unmanaged a market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays Global Aggregate Bond US Hedged Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg Barclays US Tips Index (3.33%), an unmanaged market capitalization-weighted index, Bloomberg Commodity Index (3.33%), an unmanaged highly liquid and diversified benchmark for commodity investments, Wilshire US REIT Total Return Index (3.33%), an unmanaged index that is more reflective of real estate held by pension funds and are unencumbered by the limitations of other appraisal-based indexes.

AST AllianzGI World Trends Portfolio Blended Index consists of S&P 500 Index (17.5%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI (Morgan Stanley Capital International) All Country World Index (Morgan Stanley Capital International)(GD) (42.5%), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST Balanced Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (48%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST BlackRock Global Strategies Portfolio Blended Index consists of MSCI All Country World Index (GD) (40%) a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Bloomberg Barclays US Aggregate Bond Index (30%) an unmanaged index comprised of more than 5,000 government and corporate bonds, Bloomberg Barclays US High Yield 2% Issuer Capped Index (15%) an unmanaged index of the 2% Issuer Cap component of the Bloomberg Barclays Capital High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt. Wilshire US REIT Total Return Index (10%) an unmanaged index that measures US publicly traded real estate investment trusts, and Bloomberg Commodity Index (5%) an unmanaged index composed of commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc.

AST Fidelity Institutional AM® Quantitative Portfolio consists of S&P 500 Index (27%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg Barclays US Aggregate Bond Index (35%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (32.5%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. Russell 2000 Index (5.5%) is an unmanaged market-cap weighted index that measures the performance of approximately 2000 small-cap companies in the Russell 3000 Index, which is made up of 3000 of the biggest US stocks.

AST Preservation Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (28%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2019

investable US equity market, Bloomberg Barclays US Aggregate Bond Index (65%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (7%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST Prudential Growth Allocation Portfolio Blended Index consists of Russell 3000 Index (55%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (30%) is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2019

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Advanced Strategies Portfolio	Actual	$1,000.00	$1,067.60	0.90%	$4.69
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

AST AllianzGI World Trends Portfolio	Actual	$1,000.00	$1,061.90	0.99%	$5.15
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

AST Balanced Asset Allocation Portfolio	Actual	$1,000.00	$1,059.50	0.95%	$4.93
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

AST BlackRock Global Strategies Portfolio	Actual	$1,000.00	$1,050.40	1.12%	$5.79
	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

AST Fidelity Institutional AM® Quantitative Portfolio	Actual	$1,000.00	$1,068.20	0.92%	$4.80
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

AST Preservation Asset Allocation Portfolio	Actual	$1,000.00	$1,042.70	0.94%	$4.84
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

AST Prudential Growth Allocation Portfolio	Actual	$1,000.00	$1,064.10	0.87%	$4.53
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2019, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

GLOSSARY

The following abbreviations are used in the Portfolios’ descriptions:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwanese Dollar
USD	US Dollar
ZAR	South African Rand

144A	— Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A	— Annual payment frequency for swaps
ABS	— Asset-Backed Security
Aces	— Alternative Credit Enhancements Securities
ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage
BABs	— Build America Bonds
BATS	— Chi-X Europe Stock Exchange
BBR	— New Zealand Bank Bill Rate
BBSW	— Australian Bank Bill Swap Reference Rate
bps	— Basis Points
BROIS	— Brazil Overnight Index Swap
BTP	— Buoni del Tesoro Poliennali
CAC40	— French Stock Market Index
CDI	— Chess Depository Interest
CDOR	— Canadian Dollar Offered Rate
CLO	— Collateralized Loan Obligation
CMS	— Constant Maturity Swap
CPI	— Consumer Price Index
CSO	— Calendar Spread Options
CVA	— Certificate Van Aandelen (Bearer)
CVR	— Contingent Value Rights
CVT	— Convertible Security
DAX	— German Stock Index
DIP	— Debtor-In-Possession
EAFE	— Europe, Australasia, Far East
EMTN	— Euro Medium Term Note
EONIA	— Euro Overnight Index Average
ETF	— Exchange-Traded Fund
EURIBOR	— Euro Interbank Offered Rate
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FTSE	— Financial Times Stock Exchange
GDR	— Global Depositary Receipt
GMAC	— General Motors Acceptance Corporation
GMTN	— Global Medium Term Note
HICP	— Harmonised Index of Consumer Prices
IBEX	— Spanish Stock Index
iBoxx	— Bond Market Indices
ICE	— Intercontinental Exchange
IO	— Interest Only (Principal amount represents notional)
iTraxx	— International Credit Derivative Index
JIBAR	— Johannesburg Interbank Agreed Rate
KWCDC	— Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
LME	— London Metal Exchange
M	— Monthly payment frequency for swaps
MLP	— Master Limited Partnership
MSCI	— Morgan Stanley Capital International
MTN	— Medium Term Note
MUNIPSA	— Municipal Swap Weekly Yield Index
NSA	— Non-Seasonally Adjusted
NVDR	— Non-voting Depositary Receipt
NYSE	— New York Stock Exchange
OAT	— Obligations Assimilables du Tresor
OTC	— Over-the-counter

SEE NOTES TO FINANCIAL STATEMENTS.

A1

GLOSSARY (continued)

PART CERT	— Participation Certificates
PIK	— Payment-in-Kind
PJSC	— Public Joint-Stock Company
PRFC	— Preference Shares
PRI	— Primary Rate Interface
PRIBOR	— Prague Interbank Offered Rate
Q	— Quarterly payment frequency for swaps
RBOB	— Reformulated Gasoline Blendstock for Oxygen Blending
REITs	— Real Estate Investment Trust
REMICS	— Real Estate Mortgage Investment Conduit Security
RSP	— Savings Shares
S	— Semiannual payment frequency for swaps
S&P	— Standard & Poor’s
SDR	— Sweden Depositary Receipt
SGX	— Singapore Exchange
SONIA	— Sterling Overnight Index Average
SPDR	— Standard & Poor’s Depositary Receipts
STACR	— Structured Agency Credit Risk
STIBOR	— Stockholm Interbank Offered Rate
STOXX	— Stock Index of the Eurozone
Strips	— Separate Trading of Registered Interest and Principal of Securities
SWX	— SIX Swiss Exchange
T	— Swap payment upon termination
TBA	— To Be Announced
TELBOR	— Tel Aviv Interbank Offered Rate
TIPS	— Treasury Inflation-Protected Securities
TOPIX	— Tokyo Stock Price Index
ULSD	— Ultra-Low Sulfur Diesel
USOIS	— United States Overnight Index Swap
UTS	— Unit Trust Security
WIBOR	— Warsaw Interbank Offered Rate
WTI	— West Texas Intermediate
XSTO	— Stockholm Stock Exchange
XTSE	— Toronto Stock Exchange
YOY	— Year Over Year

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 103.6%
AFFILIATED MUTUAL FUNDS — 2.8%	Shares	Value
AST Goldman Sachs Small-Cap Value Portfolio*	2,273,173	$56,897,528
AST Small-Cap Growth Opportunities Portfolio*	2,510,223	60,571,692
AST Small-Cap Growth Portfolio*	1,108,362	58,798,602
AST Small-Cap Value Portfolio*	2,277,210	65,970,786

TOTAL AFFILIATED MUTUAL FUNDS (cost $182,557,321)		242,238,608

COMMON STOCKS — 52.2%
Aerospace & Defense — 1.1%
Airbus SE (France)	124,329	18,225,729
BAE Systems PLC (United Kingdom)	1,058,600	7,922,430
Boeing Co. (The)	62,949	20,506,266
BWX Technologies, Inc.(a)	145,732	9,047,043
L3Harris Technologies, Inc.	44,068	8,719,735
Leonardo SpA (Italy)	251,400	2,946,870
Raytheon Co.	67,208	14,768,286
Safran SA (France)	117,727	18,200,116

		100,336,475

Air Freight & Logistics — 0.7%
Deutsche Post AG (Germany)	139,100	5,327,267
DSV Panalpina A/S (Denmark)	58,283	6,716,011
Expeditors International of Washington, Inc.	286,718	22,369,738
Royal Mail PLC (United Kingdom)	806,200	2,416,760
United Parcel Service, Inc. (Class B Stock)	227,374	26,616,401

		63,446,177

Airlines — 0.4%
Air New Zealand Ltd. (New Zealand)	1,979,200	3,911,787
Deutsche Lufthansa AG (Germany)	165,300	3,051,948
International Consolidated Airlines Group SA (United Kingdom)	396,900	3,288,601
Japan Airlines Co. Ltd. (Japan)	118,800	3,693,355
Qantas Airways Ltd. (Australia)	1,335,100	6,688,569
Southwest Airlines Co.	301,885	16,295,752

		36,930,012

Auto Components — 0.4%
Aisin Seiki Co. Ltd. (Japan)	55,100	2,044,600
Cie Generale des Etablissements Michelin SCA (France)	42,200	5,167,664
Cie Plastic Omnium SA (France)	98,000	2,739,544
Keihin Corp. (Japan)	163,400	3,818,952
Magna International, Inc. (Canada)	178,368	9,781,701
Showa Corp. (Japan)	178,800	3,704,614
Toyo Tire Corp. (Japan)	98,200	1,410,035
Toyoda Gosei Co. Ltd. (Japan)	117,000	2,924,924
Yokohama Rubber Co. Ltd. (The) (Japan)	137,000	2,662,713

		34,254,747

Automobiles — 0.4%
Bayerische Motoren Werke AG (Germany)	53,100	4,365,911

COMMON STOCKS (continued)	Shares	Value
Automobiles (continued)
Daimler AG (Germany)	83,400	$4,627,901
Ferrari NV (Italy)	25,406	4,209,857
Isuzu Motors Ltd. (Japan)	323,200	3,828,543
Mazda Motor Corp. (Japan)	259,600	2,211,364
Peugeot SA (France)	81,200	1,953,451
Renault SA (France)	47,600	2,252,986
Toyota Motor Corp. (Japan)	53,976	3,804,757
Volkswagen AG (Germany)	34,600	6,748,823

		34,003,593

Banks — 3.2%
ABN AMRO Bank NV (Netherlands), 144A, CVA	219,100	3,994,181
Australia & New Zealand Banking Group Ltd. (Australia)	107,600	1,860,661
Banco Bilbao Vizcaya Argentaria SA (Spain)	442,100	2,475,971
Banco Santander SA (Spain)	814,800	3,417,285
Barclays PLC (United Kingdom)	1,448,900	3,458,564
BNP Paribas SA (France)	89,000	5,290,933
China Merchants Bank Co. Ltd. (China) (Class H Stock)	2,956,000	15,228,684
Citigroup, Inc.	107,776	8,610,225
Credit Agricole SA (France)	334,600	4,860,108
Danske Bank A/S (Denmark)	200,400	3,243,500
DBS Group Holdings Ltd. (Singapore)	193,400	3,724,787
DNB ASA (Norway)	245,900	4,596,648
Fifth Third Bancorp	795,713	24,460,218
Gunma Bank Ltd. (The) (Japan)	459,000	1,612,512
ING Groep NV (Netherlands)	381,300	4,581,761
JPMorgan Chase & Co.	401,859	56,019,145
Keiyo Bank Ltd. (The) (Japan)	163,500	944,008
Lloyds Banking Group PLC (United Kingdom)	4,579,900	3,802,062
Mediobanca Banca di Credito Finanziario SpA (Italy)	311,600	3,435,117
Mitsubishi UFJ Financial Group, Inc. (Japan)	872,400	4,718,855
Mizuho Financial Group, Inc. (Japan)	2,654,300	4,082,269
Nishi-Nippon Financial Holdings, Inc. (Japan)	128,800	1,005,662
Nordea Bank Abp (Finland)	177,900	1,436,631
Resona Holdings, Inc. (Japan)	1,087,700	4,742,156
Signature Bank	65,179	8,904,103
Societe Generale SA (France)	100,100	3,488,629
Sumitomo Mitsui Financial Group, Inc. (Japan)	122,100	4,498,291
Swedbank AB (Sweden) (Class A Stock)	92,300	1,373,090
Toronto-Dominion Bank (The) (Canada)	268,600	15,064,601
U.S. Bancorp	284,325	16,857,629
Wells Fargo & Co.	1,019,234	54,834,789

		276,623,075

Beverages — 1.0%
Brown-Forman Corp. (Class B Stock)(a)	212,376	14,356,617

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Beverages (continued)
Coca-Cola Amatil Ltd. (Australia)	100,500	$780,154
Coca-Cola Co. (The)	380,687	21,071,025
Diageo PLC (United Kingdom)	300,549	12,769,524
Monster Beverage Corp.*	459,414	29,195,760
PepsiCo, Inc.	67,916	9,282,080

		87,455,160

Biotechnology — 1.0%
AbbVie, Inc.	168,122	14,885,522
Abcam PLC (United Kingdom)	176,130	3,156,596
Amgen, Inc.	65,802	15,862,888
CSL Ltd. (Australia)	85,762	16,606,808
Gilead Sciences, Inc.	159,343	10,354,108
Regeneron Pharmaceuticals, Inc.*	70,589	26,504,758

		87,370,680

Building Products — 0.6%
AGC, Inc. (Japan)	115,800	4,136,076
Daikin Industries Ltd. (Japan)	89,800	12,662,053
Fortune Brands Home & Security, Inc.	154,049	10,065,562
Johnson Controls International PLC	250,004	10,177,663
Kingspan Group PLC (Ireland)	235,802	14,415,065

		51,456,419

Capital Markets — 2.1%
3i Group PLC (United Kingdom)	393,200	5,731,933
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	316,906	18,317,167
Charles Schwab Corp. (The)	195,660	9,305,590
Credit Suisse Group AG (Switzerland)*	328,200	4,429,927
FactSet Research Systems, Inc.	52,626	14,119,556
Franklin Resources, Inc.(a)	229,168	5,953,785
Investec PLC (South Africa)	263,400	1,551,378
London Stock Exchange Group PLC (United Kingdom)	151,470	15,595,836
Macquarie Group Ltd. (Australia)	162,765	15,750,666
Morgan Stanley	666,188	34,055,531
Natixis SA (France)	488,100	2,171,214
Partners Group Holding AG (Switzerland)(a)	15,524	14,257,505
SEI Investments Co.	297,369	19,471,722
St. James’s Place PLC (United Kingdom)	431,802	6,685,692
State Street Corp.	191,995	15,186,804
UBS Group AG (Switzerland)*	472,400	5,964,834

		188,549,140

Chemicals — 1.1%
Arkema SA (France)	36,800	3,910,536
CF Industries Holdings, Inc.	293,570	14,015,032
Covestro AG (Germany), 144A	86,400	4,042,671
Dow, Inc.	139,705	7,646,055
DuPont de Nemours, Inc.	211,084	13,551,593
Kaneka Corp. (Japan)	50,000	1,603,536
Lintec Corp. (Japan)	103,200	2,296,949
Mitsubishi Chemical Holdings Corp. (Japan)	344,500	2,575,185

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
Mitsubishi Gas Chemical Co., Inc. (Japan)	177,200	$2,699,824
Mitsui Chemicals, Inc. (Japan)	147,000	3,587,967
Sherwin-Williams Co. (The)	34,296	20,013,088
Sika AG (Switzerland)	62,228	11,695,950
Solvay SA (Belgium)	23,200	2,695,267
Teijin Ltd. (Japan)	227,700	4,261,146
Toagosei Co. Ltd. (Japan)	96,000	1,106,260
Ube Industries Ltd. (Japan)	155,200	3,365,172

		99,066,231

Commercial Services & Supplies — 0.3%
Babcock International Group PLC (United Kingdom)	346,700	2,891,172
Cintas Corp.	60,200	16,198,616
Stericycle, Inc.*(a)	113,557	7,246,072

		26,335,860

Communications Equipment — 0.5%
Cisco Systems, Inc.	873,925	41,913,443

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	285,781	11,455,115
Bouygues SA (France)	86,600	3,685,413
CIMIC Group Ltd. (Australia)	1	23
Hazama Ando Corp. (Japan)	333,700	2,897,919
Obayashi Corp. (Japan)	50,600	562,755

		18,601,225

Construction Materials — 0.1%
China Resources Cement Holdings Ltd. (China)	4,476,000	5,710,788
CSR Ltd. (Australia)	758,800	2,419,184
Wienerberger AG (Austria)	88,200	2,613,838

		10,743,810

Consumer Finance — 0.0%
American Express Co.	3,188	396,874

Containers & Packaging — 0.2%
International Paper Co.	378,529	17,431,261
Smurfit Kappa Group PLC (Ireland)	95,100	3,653,635

		21,084,896

Distributors — 0.0%
Inchcape PLC (United Kingdom)	284,700	2,666,823

Diversified Consumer Services — 0.0%
TAL Education Group (China), ADR*	53,898	2,597,884

Diversified Financial Services — 0.2%
AXA Equitable Holdings, Inc.	389,665	9,655,899
Fuyo General Lease Co. Ltd. (Japan)	44,400	2,986,520
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	485,400	3,123,644
ORIX Corp. (Japan)	253,600	4,208,867

		19,974,930

Diversified Telecommunication Services — 0.6%
BT Group PLC (United Kingdom)	1,143,500	2,915,711

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (continued)
Nippon Telegraph & Telephone Corp. (Japan)	530,200	$13,460,644
Orange SA (France)	238,800	3,513,491
Telefonica SA (Spain)	474,800	3,320,069
Verizon Communications, Inc.	465,907	28,606,690

		51,816,605

Electric Utilities — 1.2%
Edison International	231,767	17,477,549
Enel SpA (Italy)	1,574,900	12,507,684
Evergy, Inc.	117,163	7,626,140
NextEra Energy, Inc.	79,174	19,172,776
Orsted A/S (Denmark), 144A	137,262	14,210,408
Southern Co. (The)	553,806	35,277,442

		106,271,999

Electrical Equipment — 0.1%
Fujikura Ltd. (Japan)	308,700	1,268,814
Signify NV (Netherlands), 144A	169,400	5,298,536

		6,567,350

Electronic Equipment, Instruments & Components — 0.9%
Amphenol Corp. (Class A Stock)	140,018	15,154,148
Hexagon AB (Sweden) (Class B Stock)	237,359	13,289,241
Hitachi Ltd. (Japan)	75,000	3,159,557
Japan Aviation Electronics Industry Ltd. (Japan)	125,000	2,521,275
Keyence Corp. (Japan)	58,500	20,596,792
Kingboard Holdings Ltd. (China)	966,600	3,076,934
Landis+Gyr Group AG (Switzerland)*	28,100	2,919,433
TE Connectivity Ltd.	106,214	10,179,550
Tongda Group Holdings Ltd. (Hong Kong)	12,390,000	1,554,744
Venture Corp. Ltd. (Singapore)	192,300	2,325,471

		74,777,145

Energy Equipment & Services — 0.2%
Schlumberger Ltd.	350,760	14,100,552
Tenaris SA (Luxembourg)	416,746	4,706,902

		18,807,454

Entertainment — 0.5%
Electronic Arts, Inc.*	157,494	16,932,180
NetEase, Inc. (China), ADR	40,907	12,543,722
Walt Disney Co. (The)	80,246	11,605,979

		41,081,881

Equity Real Estate Investment Trusts (REITs) — 3.4%
Alexandria Real Estate Equities, Inc.	47,862	7,733,542
American Campus Communities, Inc.	43,731	2,056,669
American Homes 4 Rent (Class A Stock)	120,079	3,147,271
American Tower Corp.	26,255	6,033,924
Americold Realty Trust(a)	40,965	1,436,233
Apartment Investment & Management Co. (Class A Stock)	85,148	4,397,894
AvalonBay Communities, Inc.	41,734	8,751,620
Boston Properties, Inc.	37,198	5,128,116

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Camden Property Trust	20,470	$2,171,867
CoreSite Realty Corp.	9,822	1,101,243
Crown Castle International Corp.	15,715	2,233,887
CubeSmart	64,568	2,032,601
Digital Realty Trust, Inc.(a)	44,500	5,328,430
Douglas Emmett, Inc.	75,519	3,315,284
Duke Realty Corp.	246,067	8,531,143
Equinix, Inc.	14,976	8,741,491
Equity LifeStyle Properties, Inc.	73,752	5,191,403
Equity Residential	134,752	10,904,132
Essex Property Trust, Inc.	16,912	5,088,144
Extra Space Storage, Inc.	26,957	2,847,198
Federal Realty Investment Trust	17,345	2,232,822
First Industrial Realty Trust, Inc.	58,677	2,435,682
Gaming & Leisure Properties, Inc.	46,502	2,001,911
Healthcare Realty Trust, Inc.	48,767	1,627,355
Healthcare Trust of America, Inc. (Class A Stock)(a)	26,517	802,935
Healthpeak Properties, Inc.	88,860	3,063,004
Host Hotels & Resorts, Inc.(a)	226,338	4,198,570
Hudson Pacific Properties, Inc.	81,074	3,052,436
Invitation Homes, Inc.	187,160	5,609,185
JBG SMITH Properties	28,549	1,138,820
Kilroy Realty Corp.	43,138	3,619,278
Liberty Property Trust(a)	90,066	5,408,463
MGM Growth Properties LLC (Class A Stock)(a)	116,883	3,619,866
Mid-America Apartment Communities, Inc.	32,352	4,265,935
Mirvac Group (Australia)	1,700,100	3,794,564
Prologis, Inc.	165,835	14,782,532
Public Storage	44,542	9,485,664
Regency Centers Corp.(a)	51,056	3,221,123
Rexford Industrial Realty, Inc.	42,976	1,962,714
Ryman Hospitality Properties, Inc.	33,669	2,917,755
Sabra Health Care REIT, Inc.	45,679	974,790
SBA Communications Corp.	118,088	28,458,027
Segro PLC (United Kingdom)	1,122,552	13,373,900
Simon Property Group, Inc.(a)	94,748	14,113,662
SL Green Realty Corp.(a)	136,303	12,523,520
Stockland (Australia)	808,100	2,619,376
STORE Capital Corp.	23,969	892,606
Sun Communities, Inc.	78,837	11,833,434
Sunstone Hotel Investors, Inc.	83,712	1,165,271
Taubman Centers, Inc.	8,531	265,229
UDR, Inc.	77,201	3,605,287
Ventas, Inc.	78,337	4,523,178
Vornado Realty Trust	63,949	4,252,608
Welltower, Inc.	65,368	5,345,795
Weyerhaeuser Co.	636,245	19,214,599

		298,573,988

Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	40,962	12,039,551
J Sainsbury PLC (United Kingdom)	1,562,900	4,763,289
Koninklijke Ahold Delhaize NV (Netherlands)	326,400	8,158,728

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (continued)
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	60,800	$2,352,097
Metcash Ltd. (Australia)	2,040,500	3,673,480
METRO AG (Germany)	204,600	3,274,951
Tesco PLC (United Kingdom)	1,493,562	5,053,999
Valor Holdings Co. Ltd. (Japan)	38,700	755,973
Walmart, Inc.	148,362	17,631,340

		57,703,408

Food Products — 1.1%
Bunge Ltd.	217,760	12,532,088
Conagra Brands, Inc.(a)	394,259	13,499,428
Danone SA (France), ADR	1,167,034	19,244,391
Inghams Group Ltd. (Australia)	587,900	1,388,886
Leroy Seafood Group ASA (Norway)	454,700	3,022,019
Origin Enterprises PLC (Ireland)	206,800	863,872
Premier Foods PLC (United Kingdom)*	672,846	337,870
Prima Meat Packers Ltd. (Japan)	51,600	1,199,014
Tate & Lyle PLC (United Kingdom)	365,100	3,682,698
Tyson Foods, Inc. (Class A Stock)	375,415	34,177,782
WH Group Ltd. (Hong Kong), 144A	4,635,000	4,800,409

		94,748,457

Health Care Equipment & Supplies — 2.2%
Alcon, Inc. (Switzerland)*(a)	2,194	124,115
Asahi Intecc Co. Ltd. (Japan)	141,400	4,133,789
Becton, Dickinson & Co.	50,081	13,620,530
Coloplast A/S (Denmark) (Class B Stock)	110,348	13,678,418
Danaher Corp.	95,153	14,604,082
DexCom, Inc.*	82,320	18,006,677
Edwards Lifesciences Corp.*	57,610	13,439,837
Hologic, Inc.*	251,733	13,142,980
Hoya Corp. (Japan)	133,300	12,747,705
Intuitive Surgical, Inc.*	31,706	18,743,002
Koninklijke Philips NV (Netherlands)	297,206	14,534,414
Medtronic PLC	303,133	34,390,439
Varian Medical Systems, Inc.*	56,943	8,086,475
Zimmer Biomet Holdings, Inc.	78,011	11,676,686

		190,929,149

Health Care Providers & Services — 0.3%
CVS Health Corp.	349,041	25,930,256
Toho Holdings Co. Ltd. (Japan)	42,900	951,017

		26,881,273

Health Care Technology — 0.2%
Cerner Corp.	259,350	19,033,696

Hotels, Restaurants & Leisure — 1.1%
Aristocrat Leisure Ltd. (Australia)	361,325	8,560,643
Carnival Corp.(a)	246,621	12,535,746
Compass Group PLC (United Kingdom)	505,569	12,685,371
Galaxy Entertainment Group Ltd. (Macau)	1,382,000	10,192,034
Las Vegas Sands Corp.	146,183	10,092,474
Restaurant Group PLC (The) (United Kingdom)	430,033	931,587

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Starbucks Corp.	208,424	$18,324,638
Yum China Holdings, Inc. (China)	232,437	11,159,300
Yum! Brands, Inc.	139,829	14,084,975

		98,566,768

Household Durables — 0.3%
Barratt Developments PLC (United Kingdom)	511,722	5,083,470
Bellway PLC (United Kingdom)	75,500	3,810,006
Bovis Homes Group PLC (United Kingdom)	194,200	3,501,514
Electrolux AB (Sweden) (Class B Stock)	82,200	2,016,550
Nikon Corp. (Japan)	227,800	2,785,051
Skyworth Group Ltd. (Hong Kong)*	5,700,000	1,652,920
Sumitomo Forestry Co. Ltd. (Japan)	152,000	2,244,120
Taylor Wimpey PLC (United Kingdom)	1,160,400	2,989,844

		24,083,475

Household Products — 0.7%
Colgate-Palmolive Co.	208,141	14,328,427
Kimberly-Clark Corp.	150,916	20,758,496
Procter & Gamble Co. (The)	189,097	23,618,215

		58,705,138

Industrial Conglomerates — 0.7%
CK Hutchison Holdings Ltd. (United Kingdom)	527,600	5,035,021
General Electric Co.	3,363,312	37,534,562
Rheinmetall AG (Germany)	36,500	4,203,173
Roper Technologies, Inc.(a)	53,672	19,012,232

		65,784,988

Insurance — 2.3%
Aegon NV (Netherlands)	398,200	1,819,881
AIA Group Ltd. (Hong Kong)	2,198,800	23,110,416
Allianz SE (Germany)	44,000	10,783,816
American International Group, Inc.	647,532	33,237,818
Aviva PLC (United Kingdom)	581,500	3,243,791
AXA SA (France)	196,200	5,528,308
Baloise Holding AG (Switzerland)	19,500	3,526,212
Chubb Ltd.	203,273	31,641,475
CNP Assurances (France)	130,800	2,603,347
Helvetia Holding AG (Switzerland)	10,300	1,456,857
Legal & General Group PLC (United Kingdom)	1,025,500	4,148,181
Loews Corp.	63,041	3,309,022
Mapfre SA (Spain)	1,249,000	3,309,555
Marsh & McLennan Cos., Inc.	172,189	19,183,577
MetLife, Inc.	339,749	17,317,007
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	17,200	5,073,875
NN Group NV (Netherlands)	70,200	2,665,143
Sompo Holdings, Inc. (Japan)	88,200	3,457,256
Swiss Life Holding AG (Switzerland)	13,300	6,679,469
Swiss Re AG (Switzerland)	55,100	6,187,127
UnipolSai Assicurazioni SpA (Italy)	1,042,100	3,024,355

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Zurich Insurance Group AG (Switzerland)	17,600	$7,219,684

		198,526,172

Interactive Media & Services — 1.6%
Alphabet, Inc. (Class A Stock)*	18,555	24,852,381
Alphabet, Inc. (Class C Stock)*	32,661	43,668,410
Facebook, Inc. (Class A Stock)*	245,298	50,347,415
Tencent Holdings Ltd. (China)	361,900	17,419,608

		136,287,814

Internet & Direct Marketing Retail — 2.0%
Alibaba Group Holding Ltd. (China), ADR*	408,077	86,553,132
Amazon.com, Inc.*	40,571	74,968,717
Booking Holdings, Inc.*	6,977	14,328,874

		175,850,723

IT Services — 2.0%
Adyen NV (Netherlands), 144A*	11,365	9,324,779
Amadeus IT Group SA (Spain)	176,708	14,445,404
Atos SE (France)	34,250	2,862,333
Automatic Data Processing, Inc.	47,730	8,137,965
Capgemini SE (France)	108,838	13,298,111
Cognizant Technology Solutions Corp. (Class A Stock)	107,862	6,689,601
Genpact Ltd.	357,816	15,089,101
InterXion Holding NV (Netherlands)*	27,036	2,265,887
Link Administration Holdings Ltd. (Australia)	91,400	376,759
PayPal Holdings, Inc.*	155,180	16,785,821
Sopra Steria Group (France)	21,600	3,480,302
Visa, Inc. (Class A Stock)(a)	434,440	81,631,276

		174,387,339

Leisure Products — 0.0%
Mattel, Inc.*(a)	200,631	2,718,550

Life Sciences Tools & Services — 0.7%
Illumina, Inc.*(a)	42,026	13,941,705
Lonza Group AG (Switzerland)*	48,689	17,766,431
Thermo Fisher Scientific, Inc.	91,037	29,575,190

		61,283,326

Machinery — 1.4%
Atlas Copco AB (Sweden) (Class A Stock)	414,427	16,525,464
Deere & Co.	123,241	21,352,736
Duerr AG (Germany)(a)	57,800	1,974,587
Fortive Corp.(a)	202,567	15,474,093
Hong Leong Asia Ltd. (Singapore)*	377,000	187,943
Illinois Tool Works, Inc.	70,704	12,700,560
JTEKT Corp. (Japan)	204,000	2,406,767
Komatsu Ltd. (Japan)	111,500	2,683,389
Rational AG (Germany)	11,568	9,307,762
Sandvik AB (Sweden)	136,600	2,660,368
SKF AB (Sweden) (Class B Stock)	240,400	4,856,857
SMC Corp. (Japan)	28,800	13,140,969

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Sumitomo Heavy Industries Ltd. (Japan)	106,100	$3,017,151
Tsubakimoto Chain Co. (Japan)	74,400	2,618,152
Valmet OYJ (Finland)	61,500	1,474,066
Vesuvius PLC (United Kingdom)	152,000	1,005,974
Volvo AB (Sweden) (Class B Stock)	455,500	7,622,248

		119,009,086

Marine — 0.0%
Dfds A/S (Denmark)	44,500	2,170,231

Media — 0.5%
Comcast Corp. (Class A Stock)	397,186	17,861,454
Fox Corp. (Class B Stock)	400,239	14,568,699
News Corp. (Class A Stock)	665,640	9,412,150
Reach PLC (United Kingdom)	126,600	229,895
SKY Perfect JSAT Holdings, Inc. (Japan)	631,200	2,804,312

		44,876,510

Metals & Mining — 0.3%
Aurubis AG (Germany)	28,200	1,740,144
Bekaert SA (Belgium)	89,000	2,642,640
Boliden AB (Sweden)	119,000	3,161,714
Dowa Holdings Co. Ltd. (Japan)	30,900	1,148,948
Fortescue Metals Group Ltd. (Australia)	822,100	6,185,213
Mineral Resources Ltd. (Australia)	141,000	1,638,378
Perenti Global Ltd. (Australia)	963,600	1,098,961
Rio Tinto Ltd. (Australia)	60,400	4,265,092
voestalpine AG (Austria)	90,700	2,544,980

		24,426,070

Multiline Retail — 0.2%
Debenhams PLC (United Kingdom)*^	560,300	74
Dollarama, Inc. (Canada)	241,065	8,285,188
Harvey Norman Holdings Ltd. (Australia)(a)	646,100	1,847,596
Kohl’s Corp.(a)	73,556	3,747,678
Marks & Spencer Group PLC (United Kingdom)	849,800	2,420,687

		16,301,223

Multi-Utilities — 0.3%
A2A SpA (Italy)	1,757,000	3,297,881
AGL Energy Ltd. (Australia)	241,400	3,474,641
CenterPoint Energy, Inc.	307,512	8,385,852
Engie SA (France)	259,300	4,191,805
Sempra Energy	44,381	6,722,834

		26,073,013

Oil, Gas & Consumable Fuels — 2.1%
Beach Energy Ltd. (Australia)	156,000	277,503
BP PLC (United Kingdom)	1,516,000	9,507,006
EQT Corp.	203,943	2,222,979
Equinor ASA (Norway)	209,200	4,177,128
Equitrans Midstream Corp.(a)	157,245	2,100,793
Exxon Mobil Corp.	331,521	23,133,535
Neste OYJ (Finland)	96,362	3,355,069
Occidental Petroleum Corp.	428,697	17,666,603

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
OMV AG (Austria)	93,900	$5,276,543
Pioneer Natural Resources Co.	81,570	12,347,251
Reliance Industries Ltd. (India)	341,532	7,255,125
Repsol SA (Spain)	397,600	6,234,092
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	290,700	8,652,614
TC Energy Corp. (Canada)	506,582	27,005,886
TOTAL SA (France)	245,500	13,593,807
TOTAL SA (France), ADR	687,962	38,044,299

		180,850,233

Paper & Forest Products — 0.1%
Lee & Man Paper Manufacturing Ltd. (China)	2,829,000	2,147,936
UPM-Kymmene OYJ (Finland)	114,600	3,972,558

		6,120,494

Personal Products — 0.3%
Estee Lauder Cos., Inc. (The) (Class A Stock)	83,859	17,320,238
Shiseido Co. Ltd. (Japan)	172,600	12,264,719

		29,584,957

Pharmaceuticals — 3.0%
Astellas Pharma, Inc. (Japan)	507,600	8,673,576
GlaxoSmithKline PLC (United Kingdom)	580,400	13,690,443
Johnson & Johnson	223,499	32,601,799
Merck & Co., Inc.	202,070	18,378,267
Novartis AG (Switzerland), ADR(a)	196,960	18,650,142
Novo Nordisk A/S (Denmark), ADR	409,288	23,689,589
Novo Nordisk A/S (Denmark) (Class B Stock)	261,093	15,160,165
Perrigo Co. PLC(a)	197,356	10,195,411
Pfizer, Inc.	570,561	22,354,580
Roche Holding AG (Switzerland)	65,390	21,219,106
Roche Holding AG (Switzerland), ADR	649,931	26,426,194
Sanofi (France)	140,700	14,160,094
Sawai Pharmaceutical Co. Ltd. (Japan)	51,000	3,234,441
Towa Pharmaceutical Co. Ltd. (Japan)	98,400	2,557,211
UCB SA (Belgium)	47,800	3,801,784
Zoetis, Inc.	184,607	24,432,736

		259,225,538

Professional Services — 0.5%
Adecco Group AG (Switzerland)	74,900	4,734,004
Experian PLC (United Kingdom)	505,461	17,091,631
Nielsen Holdings PLC	416,181	8,448,474
RELX PLC (United Kingdom)	587,243	14,830,960

		45,105,069

Real Estate Management & Development — 0.1%
CK Asset Holdings Ltd. (Hong Kong)	194,000	1,398,467
Daiwa House Industry Co. Ltd. (Japan)	132,900	4,109,038
Lendlease Group (Australia)	188,500	2,325,199
Nexity SA (France)	29,500	1,482,591

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
Nomura Real Estate Holdings, Inc. (Japan)	159,400	$3,818,040

		13,133,335

Road & Rail — 0.3%
Canadian National Railway Co. (Canada)	199,767	18,071,410
Firstgroup PLC (United Kingdom)*	1,043,000	1,735,455
Go-Ahead Group PLC (The) (United Kingdom)	96,500	2,836,809
National Express Group PLC (United Kingdom)	469,400	2,923,844
Sankyu, Inc. (Japan)	1,800	90,341

		25,657,859

Semiconductors & Semiconductor Equipment — 2.1%
Applied Materials, Inc.	355,339	21,689,892
Dialog Semiconductor PLC (United Kingdom)*	5,100	259,139
Infineon Technologies AG (Germany)	558,307	12,758,603
NVIDIA Corp.	112,316	26,427,955
NXP Semiconductors NV (Netherlands)	145,287	18,489,224
QUALCOMM, Inc.	631,486	55,716,010
Siltronic AG (Germany)	36,400	3,692,458
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	2,227,000	24,723,853
Texas Instruments, Inc.	134,877	17,303,370
Ulvac, Inc. (Japan)	58,100	2,294,522

		183,355,026

Software — 3.0%
Adobe, Inc.*	33,157	10,935,510
Autodesk, Inc.*	310,502	56,964,697
Check Point Software Technologies Ltd. (Israel)*(a)	98,323	10,909,920
Intuit, Inc.	62,480	16,365,387
Microsoft Corp.	578,133	91,171,574
Oracle Corp.	699,589	37,064,225
salesforce.com, Inc.*	90,145	14,661,183
SAP SE (Germany)	104,335	14,156,314
Temenos AG (Switzerland)*	77,644	12,327,012

		264,555,822

Specialty Retail — 0.3%
EDION Corp. (Japan)	6,800	75,590
Geo Holdings Corp. (Japan)	96,500	1,191,440
Kingfisher PLC (United Kingdom)	938,200	2,697,242
Nitori Holdings Co. Ltd. (Japan)	44,300	6,997,409
Super Retail Group Ltd. (Australia)	27,300	194,024
TJX Cos., Inc. (The)	238,314	14,551,453

		25,707,158

Technology Hardware, Storage & Peripherals — 0.0%
Brother Industries Ltd. (Japan)	77,300	1,591,320

Textiles, Apparel & Luxury Goods — 0.3%
Lululemon Athletica, Inc.*	17,457	4,044,263
LVMH Moet Hennessy Louis Vuitton SE (France)	45,115	21,007,021

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	1,055,500	$3,124,066

		28,175,350

Thrifts & Mortgage Finance — 0.2%
Housing Development Finance Corp. Ltd. (India)	364,785	12,345,051
Paragon Banking Group PLC (United Kingdom)	512,700	3,675,493

		16,020,544

Tobacco — 0.4%
British American Tobacco PLC (United Kingdom)	140,600	6,025,553
Imperial Brands PLC (United Kingdom)	240,000	5,977,717
Philip Morris International, Inc.	246,428	20,968,558

		32,971,828

Trading Companies & Distributors — 0.3%
Ashtead Group PLC (United Kingdom)	101,700	3,257,036
ITOCHU Corp. (Japan)	379,700	8,816,649
Marubeni Corp. (Japan)	478,600	3,534,595
Mitsui & Co. Ltd. (Japan)	211,500	3,754,214
Sumitomo Corp. (Japan)	192,700	2,857,147

		22,219,641

Wireless Telecommunication Services — 0.2%
KDDI Corp. (Japan)	411,300	12,275,952
NTT DOCOMO, Inc. (Japan)	102,900	2,866,087

		15,142,039

TOTAL COMMON STOCKS (cost $3,576,689,815)		4,569,466,498

EXCHANGE-TRADED FUNDS — 9.8%
iShares 3-7 Year Treasury Bond ETF(a)	253,365	31,860,649
iShares Core U.S. Aggregate Bond ETF	1,087,756	122,231,142
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	52,030	6,657,759
iShares JP Morgan USD Emerging Markets Bond ETF(a)	325,948	37,340,603
iShares MSCI EAFE ETF(a)	2,611,669	181,354,295
iShares Russell 1000 Growth ETF(a)	579,761	101,991,555
iShares Russell 1000 Value ETF(a)	716,944	97,848,517
iShares Russell 2000 ETF(a)	150,376	24,912,792
iShares TIPS Bond ETF	246,986	28,791,158
SPDR S&P 500 ETF Trust	479,094	154,201,195
Vanguard Real Estate ETF(a)	315,380	29,264,110
Vanguard Total International Bond ETF(a)	787,662	44,565,916

TOTAL EXCHANGE-TRADED FUNDS (cost $726,011,821)		861,019,691

PREFERRED STOCKS — 0.2%
Capital Markets — 0.0%
State Street Corp., 5.350%	15,000	418,050

	Shares	Value

PREFERRED STOCKS (continued)
Electric Utilities — 0.1%
Southern Co. (The), CVT, 6.750%	107,723	$5,806,270

Health Care Equipment & Supplies — 0.0%
Becton, Dickinson & Co., Series A, CVT, 6.125%	50,171	3,284,194

Multi-Utilities — 0.1%
Sempra Energy, Series A, CVT, 6.000%	79,675	9,562,593
Sempra Energy, Series B, CVT, 6.750%(a)	19,483	2,319,841

		11,882,434

TOTAL PREFERRED STOCKS (cost $18,213,456)		21,390,948

	Units

RIGHTS* — 0.0%
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/10/20 (cost $187,759)	397,600	188,653

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 3.6%
Automobiles — 0.2%
Ford Credit Floorplan Master Owner Trust,
Series 2018-04, Class A
4.060%	11/15/30	2,900	3,155,273
Hertz Vehicle Financing LP,
Series 2016-02A, Class A, 144A
2.950%	03/25/22	100	100,735
Series 2019-02A, Class A, 144A
3.420%	05/25/25	200	205,854
Series 2019-03A, Class A, 144A
2.670%	12/26/25	1,800	1,793,333
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	2,900	2,986,663
Series 2019-01A, Class B, 144A
3.950%	11/14/28	600	616,655
Oscar US Funding LLC (Japan),
Series 2019-02A, Class A2, 144A
2.490%	08/10/22	3,700	3,707,810
Toyota Auto Loan Extended Note Trust,
Series 2019-01A, Class A, 144A
2.560%	11/25/31	2,700	2,740,180

			15,306,503

Collateralized Loan Obligations — 1.8%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2015-06A, Class AR, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)
3.271%(c)	07/15/30	4,500	4,487,959
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
3.281%(c)	07/15/29	500	497,169

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
3.261%(c)	07/16/29	2,000	$1,995,042
Series 2017-08A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
3.301%(c)	01/16/30	3,000	3,006,957
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)
2.894%(c)	04/23/31	1,500	1,487,469
Battalion CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
3.042%(c)	07/17/28	1,200	1,199,192
Series 2015-08A, Class A1R, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)
3.343%(c)	07/18/30	2,500	2,495,709
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.251%(c)	07/15/29	1,500	1,499,824
Series 2019-18A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)
3.249%(c)	10/15/32	2,500	2,500,083
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AS, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.251%(c)	04/15/29	1,000	997,080
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
2.972%(c)	04/17/31	4,000	3,973,448
Series 2015-05A, Class A1R, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
3.286%(c)	01/20/32	6,500	6,507,897
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1B, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)
3.196%(c)	04/20/31	2,000	1,987,643
Series 2017-02A, Class A1B, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
3.186%(c)	07/20/31	750	746,782
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
2.916%(c)	04/24/31	4,000	3,962,794
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
3.063%(c)	01/22/31	3,250	3,239,638
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
3.006%(c)	04/20/31	2,500	2,483,316
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
3.146%(c)	10/20/31	2,250	2,230,398

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
2.970%(c)	04/25/31	5,000	$4,937,302
KKR CLO Ltd. (Cayman Islands),
Series 18, Class A, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)
3.273%(c)	07/18/30	4,000	3,988,588
KVK CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.930% (Cap N/A, Floor 0.000%)
2.829%(c)	05/20/29	6,000	5,981,194
MidOcean Credit CLO (Cayman Islands),
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
3.116%(c)	07/20/31	1,200	1,190,963
Mountain View CLO LLC (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.211%(c)	01/16/31	3,000	2,967,116
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.851%(c)	01/15/28	3,000	2,999,984
OZLM Funding Ltd. (Cayman Islands),
Series 2013-04A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.203%(c)	10/22/30	4,000	3,976,894
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
3.082%(c)	04/17/31	3,000	2,958,663
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.186%(c)	10/30/30	4,000	3,990,651
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
3.016%(c)	04/20/31	3,000	2,962,432
Regatta Funding Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.252%(c)	10/17/30	1,500	1,497,084
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
2.996%(c)	04/20/31	1,000	988,257
Shackleton CLO Ltd. (Cayman Islands),
Series 2015-07RA, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)
3.171%(c)	07/15/31	4,250	4,200,938
Series 2017-11A, Class A, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)
3.180%(c)	08/15/30	1,250	1,246,373
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.184%(c)	10/23/31	4,250	4,218,751

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Series 2016-02A, Class AR, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)
3.256%(c)	10/20/28	4,750	$4,747,315
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
3.220%(c)	07/25/30	1,250	1,238,247
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)
3.336%(c)	01/20/32	5,000	4,971,978
TCW CLO Ltd. (Cayman Islands),
Series 2019-01A, Class B, 144A, 3 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.910%(c)	02/15/29	4,000	3,987,481
TICP CLO Ltd. (Cayman Islands),
Series 2017-07A, Class AS, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)
3.231%(c)	07/15/29	2,250	2,253,761
Trinitas CLO Ltd. (Cayman Islands),
Series 2015-03A, Class BR, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
3.401%(c)	07/15/27	4,500	4,454,065
Series 2016-04A, Class A1LR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
3.183%(c)	10/18/31	5,250	5,217,128
Series 2017-06A, Class AR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
3.110%(c)	07/25/29	5,000	4,969,166
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.150%(c)	01/25/31	3,000	2,980,970
Series 2017-07A, Class B, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.540%(c)	01/25/31	1,750	1,710,411
Tryon Park CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A2R, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
3.501%(c)	04/15/29	2,000	1,979,606
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
2.910%(c)	04/25/31	3,000	2,965,353
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.216%(c)	10/20/29	4,000	3,999,624
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
3.152%(c)	01/17/31	3,750	3,736,143
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
3.102%(c)	07/17/31	7,000	6,930,116
York CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
3.103%(c)	01/22/31	2,000	1,995,584

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
3.371%(c)	07/15/29	1,500	$1,483,289

			153,023,827

Consumer Loans — 0.2%
Lendmark Funding Trust,
Series 2018-02A, Class A, 144A
4.230%	04/20/27	1,300	1,335,948
Series 2019-01A, Class A, 144A
3.000%	12/20/27	1,900	1,899,242
Series 2019-02A, Class A, 144A
2.780%	04/20/28	900	896,156
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32	600	597,946
Marlette Funding Trust,
Series 2019-03A, Class A, 144A
2.690%	09/17/29	225	225,870
OneMain Financial Issuance Trust,
Series 2017-01A, Class B, 144A
2.790%	09/14/32	500	499,475
Series 2017-01A, Class C, 144A
3.350%	09/14/32	500	501,092
Oportun Funding LLC,
Series 2017-A, Class A, 144A
3.230%	06/08/23	1,250	1,253,276
Series 2017-B, Class A, 144A
3.220%	10/10/23	2,750	2,758,684
Series 2018-A, Class A, 144A
3.610%	03/08/24	1,010	1,019,787
Series 2018-B, Class A, 144A
3.910%	07/08/24	850	863,406
Series 2018-B, Class C, 144A
5.430%	07/08/24	500	511,168
Series 2018-C, Class A, 144A
4.100%	10/08/24	1,200	1,224,602
Series 2018-D, Class A, 144A
4.150%	12/09/24	900	919,224
Series 2019-A, Class A, 144A
3.080%	08/08/25	1,300	1,299,823
PNMAC GMSR Issuer Trust,
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
4.442%(c)	08/25/25	1,000	1,003,394
SpringCastle Funding Asset-Backed Notes,
Series 2019-AA, Class A, 144A
3.200%	05/27/36	1,690	1,695,690

			18,504,783

Credit Cards — 0.0%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30	2,400	2,658,351

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans — 0.4%
ABFC Trust,
Series 2004-OPT05, Class A1, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.350%)
2.492%(c)	06/25/34	51	$49,597
Series 2005-WF01, Class M2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.400%)
2.392%(c)	10/25/34	326	318,577
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-OP01, Class M1, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.520%)
2.572%(c)	04/25/34	834	814,338
Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-W07, Class A2, 1 Month LIBOR + 1.040% (Cap N/A, Floor 0.520%)
2.832%(c)	05/25/34	149	142,190
Bear Stearns Asset-Backed Securities Trust,
Series 2005-HE05, Class M2, 1 Month LIBOR + 1.035% (Cap N/A, Floor 0.690%)
2.827%(c)	06/25/35	1,245	1,245,565
Series 2007-HE03, Class 1A2, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
1.992%(c)	04/25/37	146	271,704
Citigroup Mortgage Loan Trust,
Series 2006-AMC01, Class A1, 144A, 1 Month LIBOR + 0.145% (Cap N/A, Floor 0.145%)
1.937%(c)	09/25/36	826	796,990
Series 2007-AHL01, Class A2C, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
2.002%(c)	12/25/36	2,900	2,745,778
Citigroup Mortgage Loan Trust, Inc.,
Series 2003-HE03, Class A, 1 Month LIBOR + 0.760% (Cap N/A, Floor 0.380%)
2.552%(c)	12/25/33	29	29,167
Series 2005-HE04, Class M3, 1 Month LIBOR + 0.460% (Cap N/A, Floor 0.460%)
2.252%(c)	10/25/35	200	188,146
First NLC Trust,
Series 2007-01, Class A1, 144A, 1 Month LIBOR + 0.070% (Cap N/A, Floor 0.070%)
1.862%(c)	08/25/37	920	580,807
Home Equity Asset Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.530%)
2.587%(c)	07/25/34	111	109,552
Series 2004-03, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.570%)
2.647%(c)	08/25/34	219	216,293
Series 2005-08, Class M2, 1 Month LIBOR + 0.450% (Cap N/A, Floor 0.450%)
2.242%(c)	02/25/36	900	868,217
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW02, Class AV4, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	08/25/36	302	301,633
Mastr Asset Backed Securities Trust,
Series 2006-NC02, Class A3, 1 Month LIBOR + 0.110% (Cap N/A, Floor 0.110%)
1.902%(c)	08/25/36	3,556	1,854,190

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
Morgan Stanley ABS Capital, Inc. Trust,
Series 2005-HE02, Class M2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.440%)
2.452%(c)	01/25/35	602	$578,862
Series 2007-HE06, Class A1, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
1.852%(c)	05/25/37	21	19,039
New Century Home Equity Loan Trust,
Series 2004-04, Class M1, 1 Month LIBOR + 0.765% (Cap 12.500%, Floor 0.510%)
2.557%(c)	02/25/35	736	719,779
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2006-FM01, Class 2A4, 1 Month LIBOR + 0.330% (Cap N/A, Floor 0.330%)
2.122%(c)	11/25/35	3,000	2,862,942
Series 2006-WF01, Class M2, 1 Month LIBOR + 0.290% (Cap N/A, Floor 0.290%)
2.082%(c)	03/25/36	700	681,676
NovaStar Mortgage Funding Trust,
Series 2005-03, Class M2, 1 Month LIBOR + 0.705% (Cap 11.000%, Floor 0.470%)
2.497%(c)	01/25/36	400	391,111
Option One Mortgage Loan Trust,
Series 2004-03, Class M2, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.570%)
2.647%(c)	11/25/34	705	692,577
Option One Mortgage Loan Trust Asset-Backed Certificates,
Series 2005-04, Class M1, 1 Month LIBOR + 0.440% (Cap N/A, Floor 0.440%)
2.232%(c)	11/25/35	447	444,457
RAMP Trust,
Series 2005-EFC04, Class M3, 1 Month LIBOR + 0.480% (Cap 14.000%, Floor 0.480%)
2.430%(c)	09/25/35	4,824	4,818,023
RASC Trust,
Series 2005-AHL01, Class M1, 1 Month LIBOR + 0.675% (Cap 14.000%, Floor 0.450%)
2.467%(c)	09/25/35	102	102,246
Series 2005-KS10, Class M2, 1 Month LIBOR + 0.440% (Cap 14.000%, Floor 0.440%)
2.232%(c)	11/25/35	1,960	1,938,393
Renaissance Home Equity Loan Trust,
Series 2007-03, Class AF3
7.238%	09/25/37	571	318,201
Soundview Home Loan Trust,
Series 2005-OPT02, Class M2, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.560%)
2.632%(c)	08/25/35	2,200	2,077,851
Series 2006-03, Class A4, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
2.042%(c)	11/25/36	4,000	3,709,130
Series 2006-NLC01, Class A1, 144A, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
1.852%(c)	11/25/36	24	9,667
Series 2006-OPT02, Class A3, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
1.972%(c)	05/25/36	325	324,519

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
Terwin Mortgage Trust,
Series 2003-06HE, Class A1, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.470%)
2.732%(c)	11/25/33	55	$53,520
WaMu Asset-Backed Certificates WaMu Trust,
Series 2007-HE02, Class 2A3, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
2.042%(c)	04/25/37	4,232	2,123,492

			32,398,229

Other — 0.0%
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
4.592%(c)	06/25/24	3,780	3,761,176

Residential Mortgage-Backed Securities — 0.8%
Ameriquest Mortgage Securities Trust,
Series 2006-R01, Class M1, 1 Month LIBOR + 0.390% (Cap N/A, Floor 0.390%)
2.182%(c)	03/25/36	2,335	2,311,441
Asset-Backed Pass-Through Certificates,
Series 2005-R04, Class M2, 1 Month LIBOR + 0.675% (Cap N/A, Floor 0.450%)
2.467%(c)	07/25/35	5,161	5,153,408
Bear Stearns Asset-Backed Securities Trust,
Series 2007-AQ01, Class A1, 1 Month LIBOR + 0.110% (Cap N/A, Floor 0.110%)
1.902%(c)	04/25/31	87	136,688
C-BASS TRUST,
Series 2006-CB09, Class A1, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
1.852%(c)	11/25/36	20	11,554
Countrywide Asset-Backed Certificates,
Series 2004-ECC01, Class M2, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.350%)
2.842%(c)	09/25/34	359	358,953
Series 2006-26, Class 1A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	06/25/37	2,410	2,213,585
Credit Suisse Mortgage Trust,
Series 2018-RPL08, Class A1, 144A
4.125%(cc)	07/25/58	509	511,676
Credit-Based Asset Servicing & Securitization LLC,
Series 2007-CB06, Class A1, 144A, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
1.912%(c)	07/25/37	39	25,382
CSAB Mortgage-Backed Trust,
Series 2006-04, Class A6A
5.684%(cc)	12/25/36	39	14,637
CWABS Asset-Backed Certificates Trust,
Series 2005-11, Class MV3, 1 Month LIBOR + 0.530% (Cap N/A, Floor 0.530%)
2.322%(c)	02/25/36	700	692,926
Series 2005-17, Class 2AV, 1 Month LIBOR + 0.240% (Cap N/A, Floor 0.240%)
2.032%(c)	05/25/36	3,169	3,158,425

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2005-17, Class MV1, 1 Month LIBOR + 0.460% (Cap N/A, Floor 0.460%)
2.252%(c)	05/25/36	2,600	$2,550,266
Series 2007-12, Class 1A1, 1 Month LIBOR + 0.740% (Cap N/A, Floor 0.740%)
2.532%(c)	08/25/47	805	787,255
Ellington Loan Acquisition Trust,
Series 2007-01, Class A1, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
2.892%(c)	05/25/37	159	157,709
Fieldstone Mortgage Investment Trust,
Series 2006-01, Class A2, 1 Month LIBOR + 0.190% (Cap 12.250%, Floor 0.190%)
1.982%(c)	05/25/36	1,768	1,424,998
First Franklin Mortgage Loan Trust,
Series 2006-FF05, Class 2A4, 1 Month LIBOR + 0.240% (Cap N/A, Floor 0.240%)
2.032%(c)	04/25/36	1,100	1,025,785
Series 2006-FF10, Class A1, 1 Month LIBOR + 0.115% (Cap N/A, Floor 0.000%)
1.907%(c)	07/25/36	2,451	2,332,792
Series 2006-FF10, Class A5, 1 Month LIBOR + 0.310% (Cap N/A, Floor 0.310%)
2.102%(c)	07/25/36	1,000	965,719
GSAMP Trust,
Series 2005-WMC01, Class M1, 1 Month LIBOR + 0.735% (Cap N/A, Floor 0.490%)
2.527%(c)	09/25/35	151	149,044
Series 2006-NC02, Class A2B, 1 Month LIBOR + 0.090% (Cap N/A, Floor 0.090%)
1.882%(c)	06/25/36	1,262	848,616
Series 2007-HE02, Class A2C, 1 Month LIBOR + 0.270% (Cap N/A, Floor 0.270%)
2.062%(c)	03/25/47	2,641	2,501,757
Series 2007-NC01, Class A2C, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	12/25/46	2,257	1,425,736
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2007-B, Class 2A2, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
1.952%(c)	07/25/37	4,253	2,720,302
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH02, Class AV5, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
2.002%(c)	10/25/36	90	87,681
Series 2006-WMC03, Class A3, 1 Month LIBOR + 0.110% (Cap N/A, Floor 0.110%)
1.902%(c)	08/25/36	63	47,150
Series 2007-CH01, Class MV6, 1 Month LIBOR + 0.550% (Cap N/A, Floor 0.550%)
2.342%(c)	11/25/36	7,700	7,407,233
Legacy Mortgage Asset Trust,
Series 2017-RPL01, Class A, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
3.555%(c)	01/28/70	489	493,953
Series 2019-GS01, Class A1, 144A
4.000%	01/25/59	428	432,078

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59	796	$803,566
Series 2019-GS03, Class A1, 144A
3.750%	04/25/59	644	649,393
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59	1,413	1,419,112
Series 2019-SL01, Class A, 144A
4.000%(cc)	12/28/54	527	531,107
Long Beach Mortgage Loan Trust,
Series 2005-WL02, Class M3, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.520%)
2.572%(c)	08/25/35	2,000	1,936,743
Series 2006-11, Class 1A, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
1.952%(c)	12/25/36	5,625	4,181,463
Meritage Mortgage Loan Trust,
Series 2005-02, Class M2, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.500%)
2.542%(c)	11/25/35	45	44,986
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM04, Class A2A, 1 Month LIBOR + 0.080% (Cap N/A, Floor 0.080%)
1.872%(c)	09/25/37	4	2,060
Series 2007-HE02, Class A2A, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
1.912%(c)	02/25/37	10	4,302
Morgan Stanley ABS Capital, Inc. Trust,
Series 2006-WMC02, Class A2FP, 1 Month LIBOR + 0.050% (Cap N/A, Floor 0.050%)
1.842%(c)	07/25/36	42	20,806
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-02, Class A1, 1 Month LIBOR + 0.050% (Cap N/A, Floor 0.050%)
1.842%(c)	11/25/36	1	444
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-WHQ02, Class M3, 1 Month LIBOR + 1.035% (Cap N/A, Floor 0.690%)
2.827%(c)	02/25/35	2,105	2,105,139
Series 2005-WCW02, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.500%)
2.542%(c)	07/25/35	114	113,525
Series 2005-WHQ04, Class M1, 1 Month LIBOR + 0.470% (Cap N/A, Floor 0.470%)
2.262%(c)	09/25/35	767	766,464
RASC Trust,
Series 2006-KS03, Class M1, 1 Month LIBOR + 0.330% (Cap 14.000%, Floor 0.330%)
2.122%(c)	04/25/36	400	390,173
Saxon Asset Securities Trust,
Series 2005-01, Class M2, 1 Month LIBOR + 0.720% (Cap 10.000%, Floor 0.480%)
2.512%(c)	05/25/35	500	485,105
Series 2005-01, Class M3, 1 Month LIBOR + 0.780% (Cap 10.000%, Floor 0.520%)
2.434%(c)	05/25/35	772	627,159
Series 2006-02, Class M1, 1 Month LIBOR + 0.290% (Cap N/A, Floor 0.290%)
2.082%(c)	09/25/36	3,000	2,822,438

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2007-03, Class 1A, 1 Month LIBOR + 0.310% (Cap N/A, Floor
0.310%)
2.102%(c)	09/25/37		602	$576,307
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR05, Class A2A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)
1.922%(c)	05/25/37		203	162,923
Series 2007-HE01, Class A2A, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
1.852%(c)	12/25/36		61	21,566
Series 2007-NC01, Class A2A, 1 Month LIBOR + 0.050% (Cap N/A, Floor 0.050%)
1.842%(c)	12/25/36		2	943
Stanwich Mortgage Loan Co. LLC,
Series 2019-NPB01, Class A1, 144A
3.375%	08/15/24		222	221,376
Structured Asset Investment Loan Trust,
Series 2005-04, Class M3, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.480%)
2.512%(c)	05/25/35		1,584	1,580,904
Series 2005-06, Class M3, 1 Month LIBOR + 0.810% (Cap N/A, Floor 0.540%)
2.602%(c)	07/25/35		3,000	2,901,344
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%
2.900%(c)	03/16/23	EUR	3,553	3,977,441
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A
2.750%(cc)	06/25/57		839	843,288
Series 2017-06, Class A1, 144A
2.750%(cc)	10/25/57		2,145	2,157,487
Series 2018-02, Class A1, 144A
3.250%(cc)	03/25/58		318	323,736
Series 2018-03, Class A1, 144A
3.750%(cc)	05/25/58		141	146,019
Series 2018-06, Class A1A, 144A
3.750%(cc)	03/25/58		811	834,561
Series 2019-HY02, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.792%(c)	05/25/58		617	619,053
VOLT LLC,
Series 2017-NPL09, Class A1, 144A
3.125%	09/25/47		460	460,532
Wachovia Mortgage Loan Trust,
Series 2005-WMC01, Class M1, 1 Month LIBOR + 0.660% (Cap 13.000%, Floor 0.440%)
2.452%(c)	10/25/35		1,253	1,252,827
Washington Mutural Asset-Backed Certificates WMABS Trust,
Series 2006-HE05, Class 2A1, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
1.852%(c)	10/25/36		71	37,420

				72,968,461

Student Loans — 0.2%
SLM Private Education Loan Trust,
Series 2011-B, Class A3, 144A, 1 Month LIBOR + 2.250% (Cap N/A, Floor 0.000%)
3.990%(c)	06/16/42		265	266,745

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
SLM Student Loan Trust,
Series 2003-02, Class A5, 3 Month EURIBOR + 0.260% (Cap N/A, Floor 0.000%)
0.000%(c)	12/15/23	EUR	9	$10,198
Series 2003-05, Class A5, 3 Month EURIBOR + 0.270% (Cap N/A, Floor 0.000%)
0.000%(c)	06/17/24	EUR	130	145,132
Series 2004-03A, Class A6B, 144A, 3 Month LIBOR + 0.550% (Cap N/A, Floor 0.550%)
2.490%(c)	10/25/64		1,000	977,172
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A
—%(p)	12/15/45		5,859	5,983,180
Series 2019-D, Class 1PT, 144A
2.460%(cc)	01/16/46		5,271	5,401,650
Series 2019-F, Class PT1, 144A
1.870%(cc)	02/15/45		4,000	4,018,400
SoFi Professional Loan Program LLC,
Series 2017-F, Class A1FX, 144A
2.050%	01/25/41		259	259,130

				17,061,607

TOTAL ASSET-BACKED SECURITIES (cost $309,336,343)				315,682,937

BANK LOANS — 0.1%
Banks — 0.1%
Qatar National Bank,
Term Loan, 3 Month LIBOR + 0.900%
3.036%(c)	12/22/20^		5,000	4,997,500

Computers — 0.0%
McAfee LLC,
Second Lien Initial Loan, 3 Month LIBOR + 8.500%
10.305%(c)	09/29/25		481	483,355
Term B USD Loan, 1 Month LIBOR + 3.750%
5.555%(c)	09/30/24		465	466,630

				949,985

Foods — 0.0%
Sigma Bidco BV (Netherlands),
Facility B-4 Loan, 1 Month GBP LIBOR + 4.000%
4.704%(c)	07/02/25	GBP	1,450	1,900,434

Healthcare-Products — 0.0%
Avantor, Inc. (United Kingdom),
Initial B-2 Euro Term Loan, 1 Month EURIBOR + 3.250%
3.250%(c)	11/21/24	EUR	157	178,438

Oil & Gas — 0.0%
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 8.000%
9.928%(c)	05/23/24		1,250	1,284,375

Retail — 0.0%
EG America LLC (United Kingdom),
Second Lien Facility (USD), 3 Month LIBOR + 8.000%
9.961%(c)	04/20/26^		356	338,762
EG Finco Ltd. (United Kingdom),
Second Lien Term Loan, 3 Month EURIBOR + 7.750%
8.750%(c)	04/20/26^	EUR	203	227,394

Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (continued)
Retail (continued)
Term B, 3 Month GBP LIBOR + 4.750%
5.542%(c)	02/07/25	GBP	393	$511,068
Term B-1, 3 Month EURIBOR + 4.000%
4.000%(c)	02/07/25	EUR	886	983,277

				2,060,501

Telecommunications — 0.0%
CenturyLink, Inc.,
Initial Term B Loan, 1 Month LIBOR + 2.750%
4.549%(c)	01/31/25		1,176	1,179,756

TOTAL BANK LOANS (cost $12,700,794)				12,550,989

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.7%
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class B, 144A
4.352%(cc)	05/15/49		4,200	4,434,580
BANK,
Series 2017-BNK05, Class A4
3.131%	06/15/60		4,200	4,365,331
Series 2017-BNK06, Class A4
3.254%	07/15/60		3,200	3,351,291
Series 2019-BN18, Class A3
3.325%	05/15/62		1,400	1,474,935
Barclays Commercial Mortgage Trust,
Series 2019-C03, Class A3
3.319%	05/15/52		2,600	2,727,307
BBCMS Mortgage Trust,
Series 2016-ETC, Class A, 144A
2.937%	08/14/36		1,170	1,177,016
Series 2016-ETC, Class B, 144A
3.189%	08/14/36		510	505,963
Series 2016-ETC, Class C, 144A
3.391%	08/14/36		430	424,503
Series 2016-ETC, Class D, 144A
3.609%(cc)	08/14/36		1,610	1,588,339
Series 2018-CHRS, Class D, 144A
4.267%(cc)	08/05/38		550	558,724
Benchmark Mortgage Trust,
Series 2019-B10, Class A3
3.455%	03/15/62		2,300	2,451,649
Series 2019-B12, Class A4
2.859%	08/15/52		1,850	1,880,726
Series 2019-B14, Class A3
3.090%	12/15/62		950	978,280
Series 2019-B14, Class A4
2.795%	12/15/62		1,600	1,615,786
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.740%(c)	10/15/36		1,120	1,121,659
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
4.040%(c)	10/15/36		1,400	1,402,025
Cantor Commercial Real Estate Lending,
Series 2019-CF01, Class A3
3.836%	05/15/52		3,600	3,849,425

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CD Mortgage Trust,
Series 2017-CD04, Class A3
3.248%	05/10/50		3,000	$3,136,414
Series 2017-CD05, Class A3
3.171%	08/15/50		3,300	3,429,552
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XB, IO
0.293%(cc)	02/10/48		76,865	1,028,331
Commercial Mortgage Trust,
Series 2014-UBS04, Class A5
3.694%	08/10/47		2,083	2,196,862
Series 2015-CR26, Class A4
3.630%	10/10/48		240	254,436
Series 2015-PC01, Class A5
3.902%	07/10/50		5,664	6,040,155
Series 2016-DC02, Class A5
3.765%	02/10/49		1,775	1,894,549
Series 2017-COR02, Class A2
3.239%	09/10/50		3,750	3,909,202
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
3.890%(c)	05/15/36		2,500	2,503,206
Credit Suisse Mortgage Capital LLC,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37		2,970	3,126,969
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A4
3.795%(cc)	12/15/49		750	804,660
DBJPM Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49		4,000	4,027,523
Series 2017-C06, Class A4
3.071%	06/10/50		2,700	2,787,597
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A
3.808%(cc)	12/10/36		1,300	1,338,245
Series 2016-85T, Class E, 144A
3.808%(cc)	12/10/36		1,200	1,209,613
European Loan Conduit No 36 DAC (Ireland),
Series 36A, Class A1, 144A, 3 Month EURIBOR + 1.000% (Cap 5.000%, Floor 1.000%)
1.000%(c)	02/17/30	EUR	800	898,769
GS Mortgage Securities Corp. II,
Series 2018-GS10, Class A4
3.890%	07/10/51		1,550	1,690,736
GS Mortgage Securities Trust,
Series 2012-GCJ09, Class XA, IO
1.948%(cc)	11/10/45		2,461	112,570
Series 2017-GS06, Class A2
3.164%	05/10/50		3,100	3,222,334
Series 2017-GS07, Class A3
3.167%	08/10/50		5,540	5,752,570
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34		310	321,553

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A4
3.195%	09/15/50		3,000	$3,125,584
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4
3.414%	03/15/50		1,800	1,891,333
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C02, Class A3, 144A
4.070%	11/15/43		1,024	1,030,766
Series 2016-JP02, Class A3
2.559%	08/15/49		2,800	2,808,090
Series 2019-FL12, Class A, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
3.190%(c)	12/15/31		3,600	3,599,249
LCCM,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50		2,450	2,577,702
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C30, Class A4
2.600%	09/15/49		5,750	5,769,370
Series 2016-C31, Class A5
3.102%	11/15/49		5,000	5,183,947
Morgan Stanley Capital I Trust,
Series 2017-HR02, Class A3
3.330%	12/15/50		5,200	5,466,598
Series 2019-H07, Class A3
3.005%	07/15/52		1,600	1,638,655
Real Estate Asset Liquidity Trust (Canada),
Series 2018-01A, Class A1, 144A
3.072%	08/12/53	CAD	894	698,144
Rosslyn Portfolio Trust,
Series 2017-ROSS, Class XCP, IO, 144A
—%(p)	06/15/33		184,540	1,753
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36		230	232,768
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3
3.225%	08/15/50		4,300	4,470,431
Vornado DP LLC Trust,
Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28		700	702,189
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class A4
2.925%	04/15/50		1,647	1,687,691
Series 2016-C35, Class A3
2.674%	07/15/48		4,500	4,539,217
Series 2016-LC24, Class A3
2.684%	10/15/49		1,600	1,617,119
Series 2017-C39, Class A4
3.157%	09/15/50		5,000	5,186,152
Series 2017-C40, Class A3
3.317%	10/15/50		1,330	1,393,729
Series 2017-RB01, Class A4
3.374%	03/15/50		4,700	4,941,232

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-C52, Class A4
2.643%	08/15/52		2,000	$1,993,491

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $140,187,150)				144,148,595

CORPORATE BONDS — 9.7%
Aerospace & Defense — 0.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.700%	02/01/27		2,560	2,589,612
3.750%	02/01/50	(a)	660	699,844
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	12/01/24		1,425	1,499,862
7.500%	03/15/25		900	928,743
7.875%	04/15/27	(a)	2,025	2,086,407
Spirit AeroSystems, Inc.,
Gtd. Notes
3.950%	06/15/23		400	411,590

				8,216,058

Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22	(a)	995	1,013,407
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.764%	08/15/22		900	912,954
3.222%	08/15/24		2,965	3,030,652
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.950%	07/21/20		4,000	4,013,495
Japan Tobacco, Inc. (Japan),
Sr. Unsec’d. Notes, EMTN
2.000%	04/13/21		300	299,388

				9,269,896

Airlines — 0.2%
American Airlines 2013-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	07/15/24		1,222	1,275,695
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28		945	977,442
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29		424	442,930
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20		1,080	1,080,853
3.625%	03/15/22		1,750	1,792,173
Latam Airlines Group SA Pass-Through Trust (Chile),
Pass-Through Certificates
4.200%	08/15/29		3,435	3,542,709
4.500%	08/15/25		4,895	4,900,504

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Airlines (continued)
Turkish Airlines 2015-1 Class A Pass-Through Trust (Turkey),
Pass-Through Certificates, 144A
4.200%	09/15/28			6,539	$6,200,973
United Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.100%	01/07/30			1,301	1,327,558

					21,540,837

Auto Manufacturers — 0.4%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.500%
2.401%(c)	08/13/21			300	300,782
Gtd. Notes, 144A
3.400%	08/13/21			900	920,509
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.430%
2.331%(c)	02/12/21			1,000	1,000,121
FCE Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.660%	02/11/21		EUR	1,100	1,253,536
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.425%	06/12/20			500	500,085
3.096%	05/04/23			1,510	1,507,121
3.157%	08/04/20			2,600	2,610,402
3.200%	01/15/21	(a)		2,400	2,410,724
3.219%	01/09/22			5,050	5,083,573
3.336%	03/18/21			200	201,395
3.350%	11/01/22			500	505,350
5.875%	08/02/21			700	732,581
Sr. Unsec’d. Notes, EMTN, 3 Month EURIBOR + 0.420% (Cap N/A, Floor 0.000%)
0.025%(c)	12/07/22		EUR	400	433,876
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.930%
2.865%(c)	09/24/20			500	500,824
General Motors Co.,
Sr. Unsec’d. Notes
6.600%	04/01/36			20	23,550
General Motors Financial Co., Inc.,
Gtd. Notes
3.450%	04/10/22			3,125	3,196,117
3.700%	05/09/23			1,605	1,656,328
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A, MTN
2.150%	02/26/20			300	299,976
2.850%	01/15/21	(a)		1,700	1,708,101
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 0.520%
2.414%(c)	03/15/21			400	400,049
Sr. Unsec’d. Notes, 144A, MTN
2.600%	09/28/22			100	100,141
2.800%	01/13/22			500	502,958
Volkswagen Bank GmbH (Germany),
Sr. Unsec’d. Notes, EMTN, 3 Month EURIBOR + 0.420% (Cap N/A, Floor 0.000%)
0.025%(c)	06/15/21		EUR	300	336,639

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Sr. Unsec’d. Notes, EMTN
0.625%	09/08/21		EUR	500	$566,593
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.770%
2.675%(c)	11/13/20			1,800	1,806,524
Gtd. Notes, 144A, 3 Month LIBOR + 0.940%
2.841%(c)	11/12/21	(a)		2,200	2,215,806
Gtd. Notes, 144A
3.875%	11/13/20	(a)		1,100	1,117,214
4.000%	11/12/21			1,700	1,757,489

					33,648,364

Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
3.500%	08/15/24		EUR	701	743,064
Adient US LLC,
Sr. Sec’d. Notes, 144A
7.000%	05/15/26			150	163,468
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.500%	04/01/27	(a)		1,000	1,038,141
6.625%	10/15/22			300	304,628
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26	(a)		1,175	1,114,385
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, 144A, Cash coupon 3.875% or PIK 4.625%
3.875%	05/15/27		EUR	300	355,919
Sr. Sec’d. Notes, 144A, Cash coupon 6.000% or PIK 6.75%
6.000%	05/15/27			1,100	1,166,273
Lear Corp.,
Sr. Unsec’d. Notes
5.250%	01/15/25			2,500	2,569,582
Schaeffler Finance BV (Germany),
Sr. Sec’d. Notes
3.250%	05/15/25		EUR	500	575,687
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A
4.000%	04/29/20			1,300	1,303,745

					9,334,892

Banks — 3.3%
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	10/12/23			400	429,807
Australia & New Zealand Banking Group Ltd. (Australia),
Sr. Unsec’d. Notes
3.300%	05/17/21			1,600	1,630,050
Banca Carige SpA (Italy),
Covered Bonds, 3 Month EURIBOR + 1.500%
1.092%(c)	05/25/60		EUR	3,000	3,389,756
Covered Bonds, 3 Month EURIBOR + 1.700%
1.298%(c)	10/25/21		EUR	3,100	3,517,796
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes
5.875%(ff)	—	(rr)	EUR	400	489,659

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
6.750%(ff)	—	(rr)	EUR	1,200	$1,356,135
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.848%	04/12/23			1,000	1,043,216
Banco Votorantim SA (Brazil),
Sr. Unsec’d. Notes, 144A, MTN
4.000%	09/24/22			2,300	2,343,693
4.500%	09/24/24			5,100	5,248,604
Bank of America Corp.,
Jr. Sub. Notes, Series DD
6.300%(ff)	—	(rr)		795	921,348
Jr. Sub. Notes, Series FF
5.875%(ff)	—	(a)(rr)		1,700	1,884,955
Jr. Sub. Notes, Series JJ
5.125%(ff)	—	(rr)		930	981,132
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28			660	700,124
Sr. Unsec’d. Notes, MTN
4.078%(ff)	04/23/40			1,670	1,895,516
4.271%(ff)	07/23/29			730	810,842
Sub. Notes, MTN
4.000%	01/22/25			4,750	5,065,974
4.450%	03/03/26			4,090	4,487,026
Bank of Ireland (Ireland),
Jr. Sub. Notes
7.375%(ff)	—	(rr)	EUR	300	346,667
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F
4.625%(ff)	—	(rr)		1,205	1,268,705
Banque Centrale de Tunisie International Bond (Tunisia),
Sr. Unsec’d. Notes
5.625%	02/17/24		EUR	2,000	2,230,921
Barclays Bank PLC (United Kingdom),
Sub. Notes
7.625%	11/21/22			600	674,036
Barclays PLC (United Kingdom),
Jr. Sub. Notes
7.125%(ff)	—	(rr)	GBP	2,100	3,144,069
8.000%(ff)	—	(rr)	EUR	800	957,932
8.000%(ff)	—	(a)(rr)		700	784,846
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.430%
3.340%(c)	02/15/23			800	807,391
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.625%
3.635%(c)	01/10/23	(a)		2,600	2,635,104
Sr. Unsec’d. Notes
3.684%	01/10/23			1,570	1,609,258
4.610%(ff)	02/15/23			2,700	2,818,731
Sr. Unsec’d. Notes, 3 Month LIBOR + 2.110%
4.011%(c)	08/10/21			4,000	4,087,865
Sr. Unsec’d. Notes, EMTN
3.250%	02/12/27		GBP	2,000	2,825,288
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29			750	845,599
Sub. Notes
5.088%(ff)	06/20/30	(a)		860	957,994

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
BBVA USA,
Sr. Unsec’d. Notes
3.500%	06/11/21			1,600	$1,627,841
BPCE SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	10/23/27			285	296,467
Sub. Notes, 144A, MTN
4.500%	03/15/25			1,075	1,160,716
4.875%	04/01/26			365	401,068
Citigroup, Inc.,
Jr. Sub. Notes, Series Q
5.950%(ff)	—	(rr)		2,395	2,442,488
Jr. Sub. Notes, Series R
6.125%(ff)	—	(rr)		1,020	1,050,753
Jr. Sub. Notes, Series T
6.250%(ff)	—	(a)(rr)		410	466,185
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.960%
2.900%(c)	04/25/22	(a)		3,200	3,241,267
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.430%
3.337%(c)	09/01/23	(a)		1,500	1,531,247
Sr. Unsec’d. Notes
3.520%(ff)	10/27/28			730	768,634
3.700%	01/12/26			3,025	3,222,183
Sub. Notes
4.450%	09/29/27			3,850	4,239,175
4.600%	03/09/26			745	819,236
Cooperatieve Rabobank UA (Netherlands),
Jr. Sub. Notes
5.500%(ff)	—	(rr)	EUR	2,100	2,408,657
6.625%(ff)	—	(rr)	EUR	1,800	2,193,757
Sr. Unsec’d. Notes
6.875%	03/19/20		EUR	2,000	2,274,232
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.860%
2.807%(c)	09/26/23			1,400	1,406,873
Sr. Unsec’d. Notes, 144A
3.875%	09/26/23			1,700	1,795,465
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A
2.375%	01/22/25			2,300	2,296,172
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
4.207%(ff)	06/12/24			1,728	1,826,969
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.750%	03/26/25			240	254,285
3.800%	09/15/22			3,350	3,484,955
3.800%	06/09/23			1,650	1,727,447
Gtd. Notes, 3 Month LIBOR + 2.290%
4.293%(c)	04/16/21			3,100	3,177,075
DBS Bank Ltd. (Singapore),
Covered Bonds, 144A
3.300%	11/27/21			800	819,011
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.815%
2.768%(c)	01/22/21			900	896,827
Sr. Unsec’d. Notes
3.150%	01/22/21			300	301,147

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
3.961%(ff)	11/26/25			2,500	$2,549,407
4.250%	02/04/21			2,500	2,541,527
4.250%	10/14/21			6,900	7,087,658
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%
3.192%(c)	02/04/21			2,475	2,476,262
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21			160	161,636
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22			1,050	1,096,030
Discover Bank,
Sr. Unsec’d. Notes
3.350%	02/06/23			500	515,345
3.450%	07/27/26			390	404,687
4.200%	08/08/23			2,000	2,126,454
First Abu Dhabi Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.000%	03/30/22			1,400	1,421,464
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M
5.375%(ff)	—	(rr)		1,850	1,869,416
Jr. Sub. Notes, Series O
5.300%(ff)	—	(rr)		440	475,328
Sr. Unsec’d. Notes
3.500%	01/23/25			6,145	6,445,511
3.750%	02/25/26			235	249,532
3.850%	01/26/27			1,905	2,026,282
4.223%(ff)	05/01/29	(a)		900	991,255
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
5.875%(ff)	—	(rr)	GBP	800	1,165,844
6.500%(ff)	—	(rr)		1,600	1,760,686
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
2.504%(c)	05/18/21			1,100	1,101,076
Sr. Unsec’d. Notes
3.803%(ff)	03/11/25			500	524,801
4.041%(ff)	03/13/28			1,000	1,068,881
4.583%(ff)	06/19/29			500	557,668
ICICI Bank Ltd. (India),
Sr. Unsec’d. Notes, EMTN
3.500%	03/18/20			2,600	2,604,699
ING Bank NV (Netherlands),
Covered Bonds, 144A, MTN
2.625%	12/05/22			900	919,389
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
2.909%(c)	10/02/23			2,800	2,825,239
Sr. Unsec’d. Notes
4.100%	10/02/23			2,800	2,978,573
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	—	(rr)		575	600,812
Jr. Sub. Notes, Series Z
5.300%(ff)	—	(rr)		2,750	2,775,373
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.900%
2.840%(c)	04/25/23			3,100	3,126,743
Sr. Unsec’d. Notes
2.950%	10/01/26			1,430	1,473,892

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
3.125%	01/23/25			5,740	$5,988,827
3.702%(ff)	05/06/30			690	742,902
3.964%(ff)	11/15/48			930	1,049,851
4.005%(ff)	04/23/29			1,565	1,716,050
Sub. Notes
3.875%	09/10/24			1,250	1,337,319
4.250%	10/01/27			1,175	1,300,158
Lloyds Bank PLC (United Kingdom),
Covered Bonds, EMTN
4.875%	03/30/27		GBP	1,500	2,459,404
Gtd. Notes, 3 Month LIBOR + 0.490%
2.384%(c)	05/07/21			300	300,575
Gtd. Notes
3.300%	05/07/21			1,200	1,221,576
Sub. Notes, EMTN
6.500%	03/24/20		EUR	300	341,336
Lloyds Banking Group PLC (United Kingdom),
Jr. Sub. Notes
6.375%(ff)	—	(rr)	EUR	200	229,949
7.500%(ff)	—	(a)(rr)		1,000	1,123,397
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%
2.728%(c)	06/21/21			1,000	1,004,461
Sr. Unsec’d. Notes
3.900%	03/12/24			1,500	1,585,626
4.050%	08/16/23			2,300	2,433,298
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.950%	03/01/21			2,600	2,629,621
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.880%
3.787%(c)	03/01/21	(a)		412	419,417
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
2.888%(c)	09/11/24			1,700	1,717,335
Sr. Unsec’d. Notes
3.922%(ff)	09/11/24			1,100	1,155,321
Morgan Stanley,
Jr. Sub. Notes, Series J
5.550%(ff)	—	(rr)		1,535	1,562,393
Sr. Unsec’d. Notes, GMTN
3.772%(ff)	01/24/29	(a)		8,000	8,601,436
3.875%	01/27/26			910	977,808
Sub. Notes, GMTN
4.350%	09/08/26			1,450	1,584,219
Nykredit Realkredit A/S (Denmark),
Covered Bonds
1.000%	10/01/50		DKK	51,497	7,601,445
1.000%	10/01/50		DKK	111,600	16,321,567
1.500%	10/01/50		DKK	36,031	5,509,150
1.500%	10/01/50		DKK	31,301	4,761,879
2.500%	10/01/47		DKK	3	527
Oversea-Chinese Banking Corp. Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.450%
2.354%(c)	05/17/21			1,400	1,402,564
PKO Bank Hipoteczny SA (Poland),
Covered Bonds
0.250%	11/23/21		EUR	300	338,764

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
QNB Finance Ltd. (Qatar),
Gtd. Notes, EMTN, 3 Month LIBOR + 1.350%
3.264%(c)	05/31/21			3,500	$3,522,808
Royal Bank of Scotland Group PLC (United Kingdom),
Jr. Sub. Notes
8.000%(ff)	—	(a)(rr)		1,500	1,726,915
8.625%(ff)	—	(rr)		200	216,189
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.550%
3.497%(c)	06/25/24	(a)		2,600	2,641,474
Sr. Unsec’d. Notes
3.875%	09/12/23			500	523,284
4.269%(ff)	03/22/25			200	212,609
4.519%(ff)	06/25/24	(a)		2,400	2,548,250
5.076%(ff)	01/27/30			2,800	3,217,697
Santander UK Group Holdings PLC (United Kingdom),
Jr. Sub. Notes
7.375%(ff)	—	(rr)	GBP	200	288,846
Sr. Unsec’d. Notes
2.875%	10/16/20			2,000	2,014,572
2.875%	08/05/21			2,300	2,323,540
4.796%(ff)	11/15/24			2,700	2,909,254
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.000%	01/24/22			300	307,845
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.950%
2.858%(c)	04/06/20			1,600	1,601,337
State Street Corp.,
Jr. Sub. Notes, Series F
5.250%(ff)	—	(rr)		1,280	1,308,800
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.934%	03/09/21			2,600	2,630,020
Sveriges Sakerstallda Obligationer AB (Sweden),
Covered Bonds
2.000%	06/17/26		SEK	35,000	4,033,817
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.650%	02/01/22			2,900	2,929,107
2.859%(ff)	08/15/23			1,620	1,643,902
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A, MTN
7.830%	12/04/23			6,200	7,213,981
Wells Fargo & Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.230%
3.157%(c)	10/31/23			1,600	1,628,407

					287,102,470

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.450%	01/23/39			1,955	2,453,953
5.550%	01/23/49			1,085	1,406,783
Molson Coors Brewing Co.,
Gtd. Notes
2.100%	07/15/21			600	600,331

					4,461,067

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials — 0.0%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22		300	$300,858
CRH America Finance, Inc. (Ireland),
Gtd. Notes, 144A
4.500%	04/04/48		300	330,305
Fortune Brands Home & Security, Inc.,
Sr. Unsec’d. Notes
3.000%	06/15/20		1,100	1,103,459
Masonite International Corp.,
Gtd. Notes, 144A
5.375%	02/01/28		650	688,640
U.S. Concrete, Inc.,
Gtd. Notes
6.375%	06/01/24	(a)	600	626,518

				3,049,780

Chemicals — 0.1%
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44		1,230	1,341,068
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
4.625%	03/14/23		300	315,479
Eastman Chemical Co.,
Sr. Unsec’d. Notes
3.800%	03/15/25		858	905,437
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
5.750%	04/15/24		2,270	2,562,208
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		1,000	1,031,010
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.125%	03/15/35		175	182,746
5.250%	01/15/45		1,220	1,445,845
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22		1,800	1,859,173
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24		325	352,728
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
3.450%	08/01/25		425	447,334
Syngenta Finance NV (Switzerland),
Gtd. Notes, 144A
3.698%	04/24/20		400	401,205
3.933%	04/23/21		600	609,976
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
10.500%	08/01/24		375	377,624

				11,831,833

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services — 0.2%
Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes, EMTN
2.091%	09/14/21		700	$698,182
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.540%
2.431%(c)	08/04/20		5,200	5,205,022
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.300%	12/01/26		2,670	2,756,937
4.500%	02/15/45		625	689,368
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25		1,030	1,035,588
Massachusetts Institute of Technology,
Unsec’d. Notes
4.678%	07/01/2114		254	322,167
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26	(a)	800	901,191
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
4.125%	02/02/26		848	899,275
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28		875	911,376
5.250%	01/15/30		350	376,861
5.500%	05/15/27		975	1,045,902
6.500%	12/15/26		200	220,097

				15,061,966

Computers — 0.1%
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
4.420%	06/15/21		5,750	5,916,390
NetApp, Inc.,
Sr. Unsec’d. Notes
3.250%	12/15/22		1,000	1,028,243

				6,944,633

Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
4.500%	05/15/21		1,000	1,032,467
4.625%	10/30/20		1,600	1,632,516
Ally Financial, Inc.,
Gtd. Notes
8.000%	03/15/20		200	202,180
Sr. Unsec’d. Notes
4.125%	03/30/20	(a)	350	351,579
4.250%	04/15/21		250	256,256
BOC Aviation Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A, MTN
2.750%	09/18/22		1,600	1,606,186
3.500%	09/18/27		500	510,353
Clifford Capital Pte Ltd. (Singapore),
Gov’t. Gtd. Notes, EMTN
3.380%	03/07/28		1,200	1,280,325

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Doric Nimrod Air Finance Alpha Pass-Through Trust (Guernsey),
Pass-Through Certificates, 144A
5.125%	11/30/24	(a)		658	$675,795
Doric Nimrod Air Three Ltd. Pass-Through Trust (Guernsey),
Pass-Through Certificates, 144A
5.250%	05/30/25			917	945,240
Emerald Bay SA (Luxembourg),
Pass-Through Certificates, 144A
10.459%(s)	10/08/20		EUR	2,285	2,499,005
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
2.342%	11/15/20			2,700	2,700,904
International Lease Finance Corp.,
Sr. Unsec’d. Notes
8.250%	12/15/20	(a)		2,300	2,431,906
Jyske Realkredit A/S (Denmark),
Covered Bonds
1.000%	10/01/50		DKK	73,846	10,902,402
1.000%	10/01/50		DKK	4,500	658,447
1.500%	10/01/50		DKK	6,989	1,068,882
1.500%	10/01/50		DKK	18,148	2,761,752
2.000%	10/01/47		DKK	3,351	522,413
2.500%	10/01/47		DKK	4	544
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN
2.851%	11/16/09	(d)		400	5,000
2.907%	12/23/08	(d)		200	2,500
5.625%	01/24/13	(d)		1,700	21,590
Muthoot Finance Ltd. (India),
Sr. Sec’d. Notes, 144A, MTN
6.125%	10/31/22			1,100	1,141,610
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23			950	1,007,882
Navient Corp.,
Sr. Unsec’d. Notes
5.875%	03/25/21			100	103,574
Sr. Unsec’d. Notes, MTN
8.000%	03/25/20			300	303,751
Nordea Kredit Realkreditaktieselskab (Denmark),
Covered Bonds
1.000%	10/01/50		DKK	35,557	5,249,913
1.000%	10/01/50		DKK	34,900	5,102,678
1.500%	10/01/50		DKK	12,502	1,902,560
2.500%	10/01/47		DKK	1	158
ORIX Corp. (Japan),
Sr. Unsec’d. Notes
3.250%	12/04/24			400	416,329
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
5.250%	08/15/22			100	106,653
Realkredit Danmark A/S (Denmark),
Covered Bonds
2.000%	10/01/47		DKK	45,993	7,171,101
Covered Bonds, MTN
2.500%	07/01/47		DKK	33	5,129

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Shriram Transport Finance Co. Ltd. (India),
Sr. Sec’d. Notes, EMTN
5.950%	10/24/22			1,100	$1,131,946
Swiss Insured Brazil Power Finance Sarl (Brazil),
Sr. Sec’d. Notes, 144A
9.850%	07/16/32		BRL	16,858	4,874,431
Synchrony Financial,
Sr. Unsec’d. Notes
2.700%	02/03/20			2,980	2,980,367

					63,566,324

Electric — 0.4%
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
2.150%	11/13/20			500	500,847
Calpine Corp.,
Sr. Unsec’d. Notes
5.750%	01/15/25	(a)		1,675	1,722,619
Sr. Unsec’d. Notes, 144A
5.125%	03/15/28			400	407,871
Commonwealth Edison Co.,
First Mortgage
3.700%	03/01/45			475	504,349
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.850%	06/15/46			1,020	1,096,939
Dominion Energy, Inc.,
Jr. Sub. Notes
4.104%(cc)	04/01/21			2,310	2,363,462
Sr. Unsec’d. Notes, Series D
2.850%	08/15/26			405	409,184
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26			1,385	1,392,690
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.500%
2.409%(c)	05/14/21			4,100	4,112,886
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A
2.350%	10/13/20			200	200,280
Emera US Finance LP (Canada),
Gtd. Notes
3.550%	06/15/26			785	815,781
Entergy Corp.,
Sr. Unsec’d. Notes
5.125%	09/15/20			950	963,044
Entergy Gulf States Louisiana LLC,
First Mortgage
3.950%	10/01/20			1,700	1,715,771
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, 144A, MTN
6.350%	08/10/28			500	536,795
Sr. Unsec’d. Notes
5.750%	01/26/21			450	451,067
Sr. Unsec’d. Notes, 144A
5.750%	01/26/21			1,250	1,252,964
7.125%	02/11/25			350	359,001

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Eversource Energy,
Sr. Unsec’d. Notes, Series H
3.150%	01/15/25		780	$804,389
Exelon Corp.,
Sr. Unsec’d. Notes
2.850%	06/15/20		500	501,470
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
2.950%	01/15/20		795	795,202
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		600	652,490
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24		700	762,164
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
3.750%	07/25/23		400	419,446
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
4.500%	06/01/21		800	823,838
NRG Energy, Inc.,
Gtd. Notes, 144A
5.250%	06/15/29		325	352,462
NV Energy, Inc.,
Sr. Unsec’d. Notes
6.250%	11/15/20		250	259,041
Ohio Power Co.,
Sr. Unsec’d. Notes
4.000%	06/01/49	(a)	1,250	1,408,718
PECO Energy Co.,
First Ref. Mortgage
4.800%	10/15/43		910	1,081,695
PSEG Power LLC,
Gtd. Notes
3.000%	06/15/21		865	874,846
Sempra Energy,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450%
2.344%(c)	03/15/21		2,400	2,401,162
Sr. Unsec’d. Notes
2.400%	03/15/20		945	945,073
Southern Co. (The),
Sr. Unsec’d. Notes
2.350%	07/01/21		3,000	3,015,539
Southern Power Co.,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.550%
2.458%(c)	12/20/20		2,000	1,999,495
State Grid Overseas Investment 2016 Ltd. (China),
Gtd. Notes, 144A
2.125%	05/18/21		215	214,557
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		615	643,643

				36,760,780

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electronics — 0.0%
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25			875	$951,513

Engineering & Construction — 0.0%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26			500	522,919
5.500%	07/31/47			550	568,102

					1,091,021

Entertainment — 0.0%
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.875%	11/15/26	(a)		1,000	902,109
CPUK Finance Ltd. (United Kingdom),
Sec’d. Notes, 144A
4.250%	02/28/47		GBP	225	303,672
4.875%	02/28/47		GBP	125	171,074
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/27	(a)		800	847,766

					2,224,621

Foods — 0.2%
Campbell Soup Co.,
Sr. Unsec’d. Notes
3.300%	03/15/21			1,700	1,725,100
3.650%	03/15/23	(a)		3,100	3,226,389
4.250%	04/15/21			200	206,125
Co-operative Group Holdings 2011 Ltd. (United Kingdom),
Gtd. Notes
6.875%	07/08/20		GBP	1,500	2,042,422
Danone SA (France),
Sr. Unsec’d. Notes, 144A
2.077%	11/02/21			1,700	1,701,386
General Mills, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.540%
2.541%(c)	04/16/21			200	200,609
Sr. Unsec’d. Notes
4.000%	04/17/25			100	108,066
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25			1,800	1,867,278
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
4.625%	10/01/39			600	623,776
4.875%	10/01/49			3,000	3,152,776
Mars, Inc.,
Gtd. Notes, 144A
3.875%	04/01/39	(a)		375	416,051
4.200%	04/01/59			325	368,014
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
2.000%	10/28/21			1,200	1,198,857

					16,836,849

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.625%	05/20/24	(a)		700	$756,294
5.875%	08/20/26	(a)		700	772,151
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
3.550%	04/01/23			400	413,815
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes, Series A, 3 Month LIBOR + 0.600%
2.494%(c)	06/15/21			1,900	1,906,511
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/29			2,080	2,222,854
Southern California Gas Co.,
First Mortgage, Series VV
4.300%	01/15/49			2,150	2,448,370
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43			350	381,437

					8,901,432

Healthcare-Products — 0.1%
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39		EUR	1,145	1,215,414
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31		EUR	200	246,129
2.250%	03/07/39		EUR	200	255,083
Stryker Corp.,
Sr. Unsec’d. Notes
2.125%	11/30/27		EUR	430	540,241
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39		EUR	550	583,186
1.875%	10/01/49		EUR	375	390,113
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%
2.653%(c)	03/19/21			200	200,526
Sr. Unsec’d. Notes
2.700%	04/01/20			2,000	2,001,983

					5,432,675

Healthcare-Services — 0.1%
Aetna, Inc.,
Sr. Unsec’d. Notes
3.500%	11/15/24			1,000	1,047,054
6.750%	12/15/37			1,410	1,898,766
CHS/Community Health Systems, Inc.,
Sec’d. Notes, 144A
8.125%	06/30/24			165	135,165
Encompass Health Corp.,
Gtd. Notes
4.750%	02/01/30			450	467,783
HCA, Inc.,
Gtd. Notes
5.875%	02/01/29			300	346,768

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
Sr. Sec’d. Notes
5.125%	06/15/39			630	$695,194
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.200%	02/01/22			1,225	1,249,730
New York & Presbyterian Hospital (The),
Unsec’d. Notes
4.763%	08/01/2116			675	771,914
New York and Presbyterian Hospital (The),
Unsec’d. Notes
4.024%	08/01/45			350	387,701
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.500%	03/30/20			1,040	1,041,241
3.450%	06/01/26			285	299,629
3.500%	03/30/25			1,650	1,738,768
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
6.250%	02/01/27	(a)		425	458,636
Sr. Sec’d. Notes, 144A
5.125%	11/01/27			800	844,796
Sr. Unsec’d. Notes
6.750%	06/15/23	(a)		400	439,809

					11,822,954

Home Builders — 0.1%
M/I Homes, Inc.,
Gtd. Notes
6.750%	01/15/21			2,200	2,210,762
PulteGroup, Inc.,
Gtd. Notes
5.500%	03/01/26			1,500	1,675,404
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27			550	604,367
William Lyon Homes, Inc.,
Gtd. Notes
7.000%	08/15/22			286	286,312
Gtd. Notes, 144A
6.625%	07/15/27			925	999,002

					5,775,847

Household Products/Wares — 0.0%
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A, 3 Month LIBOR + 0.560%
2.495%(c)	06/24/22			900	902,259
Spectrum Brands, Inc.,
Gtd. Notes, 144A
4.000%	10/01/26		EUR	1,250	1,481,979

					2,384,238

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/26			145	151,113

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#			Value

CORPORATE BONDS (continued)
Insurance — 0.2%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
3.900%	04/06/28			700		$748,407
Ambac Assurance Corp.,
Sub. Notes, 144A
5.100%	06/07/20			—	(r)	120
Ambac LSNI LLC (Cayman Islands),
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 5.000% (Cap N/A, Floor 6.000%)
6.945%(c)	02/12/23			—	(r)	352
American International Group, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/26			2,655		2,843,890
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43			660		806,926
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.900%	05/01/29			420		451,161
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
2.750%	03/29/28		EUR	1,100		1,335,495
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24		EUR	700		827,187
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50			1,780		1,863,835
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23			3,360		3,499,561
5.000%	04/05/46			650		751,831
Meiji Yasuda Life Insurance Co. (Japan),
Sub. Notes, 144A
5.100%(ff)	04/26/48	(a)		400		452,804
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44			1,530		1,885,128

						15,466,697

Internet — 0.0%
eBay, Inc.,
Sr. Unsec’d. Notes
2.875%	08/01/21	(a)		1,100		1,113,398
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.595%	01/19/28			300		313,121

						1,426,519

Lodging — 0.0%
MGM Resorts International,
Gtd. Notes
6.000%	03/15/23			750		824,208
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
4.600%	08/08/23			200		211,228
5.125%	08/08/25			900		991,492

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Lodging (continued)
5.400%	08/08/28			1,100	$1,241,297

					3,268,225

Machinery-Construction & Mining — 0.0%
Komatsu Finance America, Inc.,
Gtd. Notes
2.118%	09/11/20			300	299,622

Media — 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	05/01/23			2,425	2,481,715
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20			4,050	4,076,034
4.464%	07/23/22			7,700	8,094,393
4.800%	03/01/50			840	886,454
5.375%	05/01/47			300	337,193
6.384%	10/23/35			1,525	1,924,874
6.484%	10/23/45			955	1,192,116
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, 144A
9.250%	02/15/24	(a)		1,106	1,226,471
Comcast Corp.,
Gtd. Notes, 3 Month LIBOR + 0.630%
2.631%(c)	04/15/24	(a)		1,400	1,413,824
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24			2,700	2,775,201
CSC Holdings LLC,
Sr. Unsec’d. Notes, 144A
7.500%	04/01/28	(a)		300	338,486
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27	(a)		230	223,755
Sr. Sec’d. Notes, 144A
5.375%	08/15/26			300	303,964
Discovery Communications LLC,
Gtd. Notes
2.950%	03/20/23			100	101,972
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.000%	09/01/21			600	613,849
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.875%	01/15/27		GBP	950	1,315,164
Sr. Sec’d. Notes, 144A
5.000%	04/15/27		GBP	1,100	1,546,125

					28,851,590

Mining — 0.1%
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42			550	659,590
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.750%	05/01/43			370	473,081

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Mining (continued)
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
4.500%	09/16/25		4,000	$4,339,175
Indonesia Asahan Aluminium Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A
5.230%	11/15/21		1,400	1,470,031
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40		250	333,943

				7,275,820

Miscellaneous Manufacturing — 0.0%
General Electric Co.,
Sr. Unsec’d. Notes
0.375%	05/17/22	EUR	600	673,552
Textron, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550%
2.451%(c)	11/10/20		1,290	1,288,037

				1,961,589

Multi-National — 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21		1,705	1,700,651
3.250%	02/11/22		285	290,185
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, GMTN
0.500%	09/01/23	AUD	600	400,836
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.500%	08/10/23	AUD	2,900	1,966,795

				4,358,467

Office/Business Equipment — 0.0%
Xerox Corp.,
Sr. Unsec’d. Notes
2.750%	09/01/20		1,148	1,148,074

Oil & Gas — 0.8%
Antero Resources Corp.,
Gtd. Notes
5.125%	12/01/22		1,200	1,073,921
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.000%	11/01/26		325	259,679
10.000%	04/01/22		150	149,076
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47		870	1,011,227
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24		125	134,263
Concho Resources, Inc.,
Gtd. Notes
4.850%	08/15/48		500	577,941
4.875%	10/01/47		1,070	1,237,473

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Continental Resources, Inc.,
Gtd. Notes
4.375%	01/15/28			500	$531,869
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41			500	608,715
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	05/28/45			1,500	1,763,093
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
4.950%	07/19/22			770	814,982
5.150%	02/11/26			6,000	6,689,263
Sr. Unsec’d. Notes, 144A
6.510%	03/07/22			1,530	1,662,081
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
4.650%	03/15/25			1,610	1,756,382
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.400%	04/15/29			1,268	1,365,621
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25			1,335	1,461,713
4.750%	04/19/27			200	219,668
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23			600	602,075
7.000%	03/31/24			500	504,670
Newfield Exploration Co.,
Gtd. Notes
5.375%	01/01/26	(a)		3,000	3,251,890
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.950%	07/01/24			1,275	1,499,171
7.500%	05/01/31			1,200	1,561,685
Odebrecht Drilling Norbe VIII/IX Ltd. (Brazil),
Sr. Sec’d. Notes
6.350%	12/01/21			811	807,167
Odebrecht Offshore Drilling Finance Ltd. (Brazil),
Sr. Sec’d. Notes
6.720%	12/01/22			358	351,659
Sr. Sec’d. Notes, Cash coupon 7.720% or PIK N/A
7.720%	12/01/26			1,565	383,485
Sr. Sec’d. Notes, 144A, Cash coupon 7.720% or PIK N/A
7.720%	12/01/26			26	6,442
Petrobras Global Finance BV (Brazil),
Gtd. Notes
4.750%	01/14/25		EUR	100	129,262
5.750%	02/01/29			650	731,590
6.125%	01/17/22			442	473,051
6.625%	01/16/34		GBP	630	1,003,008
6.900%	03/19/49			425	499,052
7.375%	01/17/27			365	445,230
Gtd. Notes, 144A
5.093%	01/15/30	(a)		7,214	7,736,799

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Petroleos de Venezuela SA (Venezuela),
Sr. Unsec’d. Notes
6.000%	05/16/24	(d)		5,400	$418,500
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29		EUR	900	1,071,124
5.500%	01/21/21			1,310	1,345,926
6.350%	02/12/48			602	581,002
6.500%	03/13/27			6,480	6,859,449
6.500%	01/23/29			100	105,090
Gtd. Notes, 144A
6.490%	01/23/27			393	419,114
6.840%	01/23/30			100	106,880
7.690%	01/23/50			692	755,521
Gtd. Notes, EMTN
2.750%	04/21/27		EUR	400	429,894
4.875%	02/21/28		EUR	800	962,639
Gtd. Notes, MTN
6.750%	09/21/47			3,992	4,015,670
6.875%	08/04/26			650	714,799
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)		1,150	989,154
Rio Oil Finance Trust (Brazil),
Sr. Sec’d. Notes
9.250%	07/06/24			981	1,098,700
Sr. Sec’d. Notes, 144A
9.250%	07/06/24			2,192	2,455,917
9.750%	01/06/27			1,716	2,027,039
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
2.750%	04/16/22			800	809,132
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	03/23/21			210	207,993

					66,676,746

Oil & Gas Services — 0.0%
Odebrecht Oil & Gas Finance Ltd. (Brazil),
Gtd. Notes, 144A
1.000%(s)	—	(rr)		1,696	13,594

Packaging & Containers — 0.0%
WRKCo, Inc.,
Gtd. Notes
3.750%	03/15/25			500	526,218

Pharmaceuticals — 0.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25			1,400	1,478,052
4.500%	05/14/35			1,625	1,824,886
Sr. Unsec’d. Notes, 144A
4.050%	11/21/39			3,175	3,327,496
Allergan Funding SCS,
Gtd. Notes
4.550%	03/15/35			2,115	2,281,628
4.850%	06/15/44			165	182,758

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Allergan Sales LLC,
Gtd. Notes, 144A
4.875%	02/15/21		1,500	$1,534,403
5.000%	12/15/21		1,500	1,569,490
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes
3.250%	03/01/25		470	488,312
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		290	330,675
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
6.125%	04/15/25	(a)	1,000	1,034,798
7.000%	01/15/28		100	110,575
7.250%	05/30/29		90	102,747
Sr. Sec’d. Notes, 144A
5.750%	08/15/27		120	130,342
Sr. Unsec’d. Notes, 144A
5.000%	01/30/28		125	128,247
5.250%	01/30/30		125	129,482
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.630%
2.577%(c)	06/25/21		500	501,566
Gtd. Notes, 144A
2.750%	07/15/21		1,000	1,004,792
4.250%	12/15/25		500	539,192
4.375%	12/15/28		900	982,145
Gtd. Notes, 144A, 3 Month LIBOR + 1.010%
2.904%(c)	12/15/23		700	704,232
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
3.250%	08/15/22		950	980,628
4.125%	06/15/39		360	414,252
4.250%	10/26/49		1,365	1,618,010
4.550%	02/20/48		600	731,464
5.000%	08/15/45		785	1,004,411
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28		680	754,422
Gtd. Notes, 144A
3.250%	04/15/25	(a)	2,400	2,488,393
4.500%	02/25/26		3,540	3,892,020
CVS Health Corp.,
Sr. Unsec’d. Notes
2.125%	06/01/21		800	801,195
3.350%	03/09/21		160	162,530
3.700%	03/09/23		700	728,819
4.780%	03/25/38		90	102,136
5.125%	07/20/45		690	815,456
5.300%	12/05/43		510	610,783
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48		1,565	1,743,424
Gtd. Notes, 144A
3.125%	01/15/23		600	608,870

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26			3,545	$3,650,297
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
1.125%	11/21/22		EUR	900	1,039,809
Teva Pharmaceutical Finance IV LLC (Israel),
Gtd. Notes
2.250%	03/18/20	(a)		500	499,560
Teva Pharmaceutical Finance Netherlands II BV (Israel),
Gtd. Notes
3.250%	04/15/22		EUR	500	566,855

					41,599,152

Pipelines — 0.3%
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp.,
Gtd. Notes, 144A
4.150%	08/15/26	(a)		1,555	1,618,565
Energy Transfer Operating LP,
Gtd. Notes
4.150%	10/01/20			300	303,216
5.300%	04/15/47			270	287,949
6.125%	12/15/45			210	242,972
Energy Transfer Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
5.750%	09/01/20			100	101,402
Enterprise Products Operating LLC,
Gtd. Notes
4.900%	05/15/46			2,020	2,365,913
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	03/30/38			792	861,325
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/20			200	203,451
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.500%	09/01/23			900	932,512
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.200%	03/15/25			1,875	1,918,403
MPLX LP,
Sr. Unsec’d. Notes
4.700%	04/15/48			1,145	1,162,657
5.200%	03/01/47			105	113,215
ONEOK, Inc.,
Gtd. Notes
3.400%	09/01/29			1,720	1,746,341
4.550%	07/15/28			300	329,473
4.950%	07/13/47			770	842,045
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.000%	03/15/27			3,800	4,184,692
5.625%	02/01/21			100	102,827
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.950%	12/01/25			900	1,029,256

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (continued)
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48			95	$82,419
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	09/15/25			675	715,468
4.300%	03/04/24			2,275	2,426,320
4.850%	03/01/48	(a)		200	219,019
4.900%	01/15/45			287	309,210

					22,098,650

Real Estate — 0.1%
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25			900	934,193
Kennedy Wilson Europe Real Estate Ltd. (United Kingdom),
Sr. Unsec’d. Notes
3.950%	06/30/22		GBP	400	547,843
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A
3.125%	03/20/22			3,000	3,062,408

					4,544,444

Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.,
Sr. Unsec’d. Notes
1.950%	05/22/26		EUR	200	241,482
3.450%	09/15/21			2,200	2,252,726
5.900%	11/01/21			300	320,108
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.250%	06/01/25			700	769,137
5.300%	01/15/29	(a)		1,900	2,111,952
Highwoods Realty LP,
Sr. Unsec’d. Notes
3.875%	03/01/27			1,900	1,999,199
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24			200	208,110
Mid-America Apartments LP,
Sr. Unsec’d. Notes
3.600%	06/01/27			3,200	3,406,808
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
5.000%	10/15/27	(a)		1,550	1,647,322
Ventas Realty LP,
Gtd. Notes
3.750%	05/01/24			2,750	2,888,816
WEA Finance LLC (France),
Gtd. Notes, 144A
3.150%	04/05/22			2,100	2,137,261
Welltower, Inc.,
Sr. Unsec’d. Notes
3.625%	03/15/24			2,870	3,013,104

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
WPC Eurobond BV,
Gtd. Notes
2.250%	04/09/26		EUR	2,500	$3,010,404

					24,006,429

Retail — 0.1%
AutoNation, Inc.,
Gtd. Notes
3.350%	01/15/21			800	808,003
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24			925	977,691
Dollar Tree, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
2.702%(c)	04/17/20			575	574,981
Golden Nugget, Inc.,
Gtd. Notes, 144A
8.750%	10/01/25			1,000	1,070,853
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23	(a)		3,000	3,230,836
Marks & Spencer PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
3.000%	12/08/23		GBP	1,000	1,372,932
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.430%
2.366%(c)	10/28/21			1,300	1,304,175
Michaels Stores, Inc.,
Gtd. Notes, 144A
8.000%	07/15/27	(a)		650	624,368
PetSmart, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	06/01/25	(a)		376	383,972
QVC, Inc.,
Sr. Sec’d. Notes
5.125%	07/02/22			300	315,453

					10,663,264

Savings & Loans — 0.0%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.766%(ff)	03/08/24			3,500	3,623,320

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
2.650%	01/15/23			300	301,427
Broadcom, Inc.,
Gtd. Notes, 144A
3.125%	04/15/21			2,115	2,140,361
3.125%	10/15/22			1,625	1,656,665
KLA Corp.,
Sr. Unsec’d. Notes
4.125%	11/01/21			600	620,167

					4,718,620

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Software — 0.0%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
0.750%	05/21/23		EUR	900	$1,030,372
Microsoft Corp.,
Sr. Unsec’d. Notes
3.950%	08/08/56			960	1,131,113
4.450%	11/03/45			143	178,843
VMware, Inc.,
Sr. Unsec’d. Notes
3.900%	08/21/27			100	104,559

					2,444,887

Telecommunications — 0.3%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26			1,500	1,612,579
AT&T, Inc.,
Sr. Unsec’d. Notes
1.800%	09/05/26		EUR	1,000	1,200,154
2.950%	07/15/26			2,100	2,142,249
3.150%	09/04/36		EUR	1,000	1,314,177
3.800%	02/15/27			830	887,997
4.300%	02/15/30			805	894,306
4.850%	03/01/39			1,515	1,747,721
4.900%	08/15/37			550	634,672
5.150%	02/15/50	(a)		500	603,637
5.250%	03/01/37			125	149,360
5.300%	08/15/58	(a)		200	243,982
5.450%	03/01/47	(a)		910	1,124,735
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%
2.657%(c)	06/01/21			1,000	1,005,828
CenturyLink, Inc.,
Sr. Unsec’d. Notes, Series P
7.600%	09/15/39	(a)		1,000	1,043,210
Crown Castle Towers LLC,
Asset-Backed, 144A
3.222%	05/15/42			400	403,994
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes, 144A
2.820%	01/19/22			300	304,218
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23			900	522,098
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36			1,175	1,243,877
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27			190	191,526
SK Telecom Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
3.750%	04/16/23			300	311,381
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	(a)		900	973,104
8.750%	03/15/32			400	485,588

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
7.000%	08/15/20	1,900	$1,946,881
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23	875	883,723
4.738%	09/20/29	500	530,239
Telefonica Emisiones SA (Spain),
Gtd. Notes
5.134%	04/27/20	400	403,788
Verizon Communications, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.100%
3.010%(c)	05/15/25	3,900	3,987,603
Sr. Unsec’d. Notes
4.500%	08/10/33	950	1,109,787
4.522%	09/15/48	1,630	1,947,844

			29,850,258

Transportation — 0.1%
Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes
3.835%	12/13/27	700	726,210
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34	110	127,234
Sr. Sec’d. Notes, 144A
5.875%	07/05/34	4,182	4,834,885
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.500%	05/11/20	100	100,103
2.650%	03/02/20	200	200,083

			5,988,515

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.050%	01/09/20	2,490	2,490,308
3.950%	03/10/25	2,800	2,972,188
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
3.000%	07/15/22	500	508,707

			5,971,203

TOTAL CORPORATE BONDS (cost $824,849,973)			853,143,066

MUNICIPAL BONDS — 0.2%
California — 0.0%
San Diego County Regional Airport Authority,
Taxable, Revenue Bonds, BABs, Series C
6.628%	07/01/40	1,100	1,126,477
State of California,
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40	200	318,820

			1,445,297

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Georgia — 0.0%
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.655%	04/01/57	1,784	$2,479,367

Illinois — 0.1%
Chicago Transit Authority,
Taxable, Revenue Bonds, Series A
6.899%	12/01/40	600	809,754
State of Illinois,
General Obligation Unlimited, Series D
5.000%	11/01/22	2,440	2,632,150

			3,441,904

New York — 0.1%
Metropolitan Transportation Authority,
Taxable, Revenue Bonds, BABs
6.687%	11/15/40	1,500	2,106,840
New York City Water & Sewer System,
Revenue Bonds, BABs
5.952%	06/15/42	435	614,886
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	4,000	4,911,320

			7,633,046

Ohio — 0.0%
American Municipal Power, Inc.,
Taxable, Revenue Bonds, BABs, Series B
8.084%	02/15/50	1,500	2,558,505

Puerto Rico — 0.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1
5.000%	07/01/58	1,525	1,617,430

Texas — 0.0%
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	375	377,621

Utah — 0.0%
Utah State Board of Regents,
Revenue Bonds
2.542%(cc)	01/25/57	1,073	1,064,924

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	400	467,176

West Virginia — 0.0%
Tobacco Settlement Finance Authority,
Revenue Bonds, Series B
10.067%(s)	06/01/47	5,100	218,586

TOTAL MUNICIPAL BONDS (cost $19,165,462)			21,303,856

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.9%
Adjustable Rate Mortgage Trust,
Series 2005-05, Class 2A1
6.049%(cc)	09/25/35	66	66,377

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust,
Series 2005-21CB, Class A3
5.250%	06/25/35	7	$6,310
Series 2005-56, Class 2A2, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 2.040% (Cap N/A, Floor 2.040%)
6.784%(c)	11/25/35	9	8,678
Series 2005-56, Class 2A3, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 1.500% (Cap N/A, Floor 1.500%)
5.704%(c)	11/25/35	9	8,478
Series 2005-62, Class 2A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 1.000% (Cap N/A, Floor 1.000%)
3.239%(c)	12/25/35	154	140,154
Series 2005-76, Class 2A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 1.000% (Cap N/A, Floor 1.000%)
3.239%(c)	02/25/36	12	11,484
Series 2005-81, Class A1, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.280%)
2.072%(c)	02/25/37	1,093	995,779
Series 2005-82, Class A1, 1 Month LIBOR + 0.270% (Cap N/A, Floor 0.270%)
2.062%(c)	02/25/36	2,418	2,147,558
Series 2005-J12, Class 2A1, 1 Month LIBOR + 0.540% (Cap 11.000%,Floor 0.270%)
2.332%(c)	08/25/35	1,573	1,102,328
Series 2006-02CB, Class A14
5.500%	03/25/36	24	16,755
Series 2006-40T1, Class 2A1
6.000%	12/25/36	1,087	547,456
Series 2006-OA02, Class A5, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.230%)
1.995%(c)	05/20/46	1,242	1,060,086
Series 2006-OA11, Class A1B, 1 Month LIBOR + 0.190% (Cap N/A,Floor 0.190%)
1.982%(c)	09/25/46	52	50,021
Series 2006-OA19, Class A1, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
1.945%(c)	02/20/47	1,592	1,290,447
Series 2006-OA22, Class A1, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
1.952%(c)	02/25/47	91	85,352
Series 2007-04CB, Class 1A35
6.000%	04/25/37	1,140	1,129,577
Series 2007-16CB, Class 5A1
6.250%	08/25/37	24	19,421
American Home Mortgage Assets Trust,
Series 2007-01, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 0.700% (Cap N/A, Floor 0.700%)
2.939%(c)	02/25/47	1,537	928,178
Banc of America Funding Corp.,
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190%
1.982%(c)	03/27/36	1,714	1,695,186
Series 2015-R03, Class 2A1, 144A, 1 Month LIBOR + 0.130% (Cap N/A,Floor 0.130%)
1.922%(c)	02/27/37	1,827	1,801,367
Series 2015-R03, Class 6A1, 144A, 1 Month LIBOR + 0.170% (Cap N/A,Floor 0.170%)
1.962%(c)	05/27/36	1,165	1,160,220

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding Trust,
Series 2006-8T02, Class A10
5.753%	10/25/36		17	$16,536
Series 2006-J, Class 4A1
4.321%(cc)	01/20/47		487	473,490
Series 2015-R02, Class 5A1, 144A, 1 Month LIBOR + 0.165%
1.957%(c)	09/29/36		1,844	1,820,160
Series 2015-R04, Class 4A1, 144A
3.500%(cc)	01/27/30		296	296,092
Banc of America Mortgage Trust,
Series 2005-E, Class 2A1
4.664%(cc)	06/25/35		20	19,844
Series 2005-H, Class 2A1
4.048%(cc)	09/25/35		12	11,873
Series 2005-H, Class 2A5
4.048%(cc)	09/25/35		142	141,624
Bancaja 8 Fondo de Titulizacion de Activos (Spain),
Series 8, Class A, 3 Month EURIBOR + 0.110% (Cap N/A, Floor 0.000%)
0.000%(c)	10/25/37	EUR	225	250,757
BCAP LLC Trust,
Series 2011-RR04, Class 8A2, 144A
8.754%(cc)	02/26/36		540	201,178
Series 2011-RR05, Class 12A2, 144A
4.847%(cc)	03/26/37		773	904,786
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-09, Class 2A1
4.253%(cc)	02/25/34		29	29,215
Bear Stearns ALT-A Trust,
Series 2005-07, Class 22A1
4.103%(cc)	09/25/35		113	92,327
Series 2005-09, Class 24A1
3.874%(cc)	11/25/35		67	61,472
Series 2005-10, Class 24A1
3.618%(cc)	01/25/36		111	117,600
Series 2006-02, Class 23A1
3.952%(cc)	03/25/36		125	105,831
Series 2006-04, Class 21A1
3.923%(cc)	08/25/36		121	110,591
Series 2006-05, Class 2A2
3.962%(cc)	08/25/36		193	130,676
Series 2006-06, Class 32A1
3.816%(cc)	11/25/36		284	237,656
Series 2006-08, Class 3A1, 1 Month LIBOR + 0.160% (Cap 10.500%, Floor 0.160%)
1.952%(c)	02/25/34		44	42,412
Bear Stearns ARM Trust,
Series 2003-05, Class 1A2
3.971%(cc)	08/25/33		3	3,077
Series 2004-02, Class 22A
4.693%(cc)	05/25/34		8	7,534
Series 2004-10, Class 13A1
3.851%(cc)	01/25/35		37	37,174
Series 2004-10, Class 22A1
4.342%(cc)	01/25/35		28	27,795
Series 2005-01, Class 2A1
4.242%(cc)	03/25/35		20	20,341

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-04, Class 3A1
4.187%(cc)	08/25/35		231	$219,731
Bear Stearns Mortgage Funding Trust,
Series 2006-AR05, Class 1A1, 1 Month LIBOR + 0.160% (Cap 10.500%, Floor 0.160%)
1.952%(c)	12/25/46		1,956	1,848,837
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R06, Class 1A1
4.001%(cc)	01/26/36		624	581,728
Series 2007-R06, Class 2A1
3.649%(cc)	12/26/46		448	385,029
Bellemeade Re Ltd. (Bermuda),
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
3.492%(c)	10/25/27		162	162,799
Series 2018-02A, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
2.742%(c)	08/25/28		79	78,637
Series 2018-02A, Class M1B, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
3.142%(c)	08/25/28		300	300,756
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.392%(c)	08/25/28		300	301,041
Series 2018-03A, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
2.992%(c)	10/25/28		79	78,906
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
3.642%(c)	10/25/28		450	450,853
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
3.242%(c)	04/25/29		700	700,399
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
2.892%(c)	07/25/29		1,321	1,322,354
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
3.392%(c)	07/25/29		1,200	1,201,277
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.192%(c)	10/25/29		1,800	1,800,560
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.792%(c)	10/25/29		1,600	1,599,157
BVRT Financing Trust,
Series 2019-01, Class F, 144A
3.865%	09/15/21	^	8,392	8,391,549
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.281%(c)	11/01/23		4,900	4,899,998
Chase Mortgage Finance Trust,
Series 2007-A02, Class 7A1
3.797%(cc)	07/25/37		95	84,036

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
CHL Mortgage Pass-Through Trust,
Series 2004-12, Class 11A1
3.878%(cc)	08/25/34	24	$23,535
Series 2004-12, Class 12A1
4.171%(cc)	08/25/34	42	42,435
Series 2004-HYB05, Class 2A1
4.177%(cc)	04/20/35	15	15,485
Series 2005-02, Class 1A1, 1 Month LIBOR + 0.640% (Cap 10.500%, Floor 0.320%)
2.432%(c)	03/25/35	375	351,603
Series 2005-09, Class 1A1, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.300%)
2.392%(c)	05/25/35	438	384,793
Series 2005-HYB06, Class 5A1
3.468%(cc)	10/20/35	45	40,760
Series 2005-HYB09, Class 5A1, 12 Month LIBOR + 1.750% (Cap 11.000%, Floor N/A)
3.793%(c)	02/20/36	196	187,262
Series 2007-18, Class 1A1
6.000%	11/25/37	133	105,672
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.709%(c)	12/25/57	1,089	1,098,456
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.709%(c)	01/25/57	480	488,980
Series 2017-06, Class A1, 144A
3.015%(cc)	06/25/57	2,818	2,817,744
Series 2017-08, Class A1, 144A
3.000%(cc)	12/25/65	2,047	2,045,502
Series 2019-INV01, Class A2, 144A, 1 Month LIBOR + 1.000% (Cap 6.500%, Floor 1.000%)
2.792%(c)	02/25/49	2,590	2,582,112
Citigroup Mortgage Loan Trust,
Series 2004-HYB02, Class 2A
5.133%(cc)	03/25/34	17	17,494
Series 2005-11, Class A2A, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.400% (Cap 9.844%, Floor 2.400%)
4.380%(c)	10/25/35	361	360,785
Series 2011-12, Class 3A2, 144A
3.794%(cc)	09/25/47	449	445,702
Series 2019-B, Class A1, 144A
3.258%(cc)	04/25/66	96	96,413
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-NCM02, Class 1CB1
5.500%	08/25/34	23	22,862
Series 2005-10, Class 1A2A
3.561%(cc)	12/25/35	35	25,709
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-22, Class A3
3.841%(cc)	11/25/34	518	517,587
Credit Suisse Mortgage Capital Certificates,
Series 2019-RPL04, Class A1, 144A
3.830%	08/26/58	570	574,474

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Trust,
Series 2007-03, Class 1A6A
5.579%(cc)	04/25/37		191	$88,281
Series 2010-18R, Class 4A4, 144A
3.500%(cc)	04/26/38		669	663,995
Series 2019-06R, Class 1A1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.094%(c)	10/25/46		3,125	3,131,980
Series 2019-RPL08, Class A1, 144A
3.322%(cc)	10/25/58		588	588,272
Series 2019-RPL09, Class A1, 144A
3.319%(cc)	10/27/59		1,692	1,689,286
CSFB Mortgage-Backed Trust,
Series 2004-AR06, Class 9A2, 1 Month LIBOR + 0.740% (Cap 11.000%, Floor 0.370%)
2.532%(c)	10/25/34		26	26,145
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2007-AR02, Class A1, 1 Month LIBOR + 0.150% (Cap 10.500%, Floor 0.150%)
1.942%(c)	03/25/37		1,051	1,020,332
Deutsche ALT-A Securities, Inc. Mort Loan Trust,
Series 2003-03, Class 3A1
5.000%	10/25/18		3	3,252
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB04, Class A1B1, 1 Month LIBOR + 0.100% (Cap 9.000%, Floor 0.100%)
1.892%(c)	10/25/36		6	4,442
Series 2006-AB04, Class A6A2
5.886%	10/25/36		43	40,315
Dukinfield PLC (United Kingdom),
Series 1, Class A, 3 Month GBP LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.787%(c)	08/15/45	GBP	1,619	2,148,072
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
3.492%(c)	11/25/28		1,021	1,022,746
Series 2019-01, Class M1A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.042%(c)	04/25/29		150	149,777
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
3.592%(c)	04/25/29		300	300,421
EuroMASTR PLC (United Kingdom),
Series 2007-01V, Class A2, 3 Month GBP LIBOR + 0.200% (Cap N/A, Floor 0.000%)
0.998%(c)	06/15/40	GBP	810	1,026,874
Eurosail PLC (United Kingdom),
Series 2006-04X, Class A3C, 3 Month GBP LIBOR + 0.160% (Cap N/A, Floor 0.000%)
0.945%(c)	12/10/44	GBP	580	759,062
Eurosail-UK PLC (United Kingdom),
Series 2007-03X, Class A3A, 3 Month GBP LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.729%(c)	06/13/45	GBP	441	579,977

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES

(continued)
Series 2007-03X, Class A3C, 3 Month GBP LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.729%(c)	06/13/45	GBP	147	$193,303
Fannie Mae Connecticut Avenue Securities,
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
3.242%(c)	01/25/29		3	3,282
Series 2018-C06, Class 1M2, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.792%(c)	03/25/31		1,091	1,093,347
Fannie Mae REMICS,
Series 2005-54, Class ZM
4.500%	06/25/35		60	63,130
Series 2006-118, Class A2, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
1.768%(c)	12/25/36		32	31,548
Series 2015-87, Class BF, 1 Month LIBOR + 0.300% (Cap 6.000%, Floor 0.300%)
2.092%(c)	12/25/45		1,463	1,449,970
Series 2018-16, Class MB
3.500%	07/25/46		4,000	4,136,405
Series 2019-05, Class FA, 1 Month LIBOR + 0.400% (Cap 6.500%, Floor 0.400%)
2.192%(c)	03/25/49		3,272	3,248,055
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA01, Class 1A1
3.833%(cc)	03/25/35		273	229,568
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR01, Class 1A1
4.823%(cc)	05/25/37		230	176,145
Freddie Mac Reference REMIC,
Series R006, Class ZA
6.000%	04/15/36		86	97,127
Freddie Mac REMICS,
Series 2906, Class GZ
5.000%	09/15/34		270	295,190
Series 4289, Class WZ
3.000%	01/15/44		755	760,608
Series 4779, Class WF, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.000%)
2.131%(c)	07/15/44		873	867,370
Freddie Mac Strips,
Series 278, Class F1, 1 Month LIBOR + 0.450% (Cap 6.500%, Floor 0.450%)
2.190%(c)	09/15/42		554	551,863
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN04, Class M3, 1 Month LIBOR + 4.550% (Cap N/A, Floor 0.000%)
6.342%(c)	10/25/24		197	211,364
Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)
5.092%(c)	10/25/27		2,190	2,334,256
Series 2016-HQA02, Class M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 0.000%)
4.042%(c)	11/25/28		217	217,569

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-HQA03, Class M2, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
3.142%(c)	03/25/29		441	$442,478
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
4.442%(c)	01/25/49		110	111,899
GCAT LLC,
Series 2019-04, Class A1, 144A
3.228%	11/26/49		4,641	4,640,033
Government National Mortgage Assoc.,
Series 2014-H01, Class FD, 1 Month LIBOR + 0.650% (Cap 11.000%, Floor 0.650%)
2.424%(c)	01/20/64		1,277	1,283,066
Series 2014-H14, Class DF, 1 Month LIBOR + 0.500% (Cap 11.000%, Floor 0.500%)
2.274%(c)	07/20/64		2,120	2,123,289
Series 2015-142, Class DZ
4.000%	10/20/45		2,362	2,525,488
Series 2015-H30, Class FA, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
2.454%(c)	08/20/61		37	37,475
Series 2016-H02, Class FH, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.774%(c)	01/20/66		2,079	2,102,272
Series 2017-H10, Class FB, 12 Month LIBOR + 0.750% (Cap 7.500%, Floor 0.750%)
3.629%(c)	04/20/67		6,586	6,689,080
Series 2018-H15, Class FG, 12 Month LIBOR + 0.150% (Cap 7.500%, Floor 0.150%)
2.266%(c)	08/20/68		1,438	1,411,176
Series 2019-20, Class FE, 1 Month LIBOR + 0.400% (Cap 6.500%, Floor 0.400%)
2.165%(c)	02/20/49		3,222	3,204,898
Great Hall Mortgages No 1 PLC (United Kingdom),
Series 2006-01, Class A2A, 3 Month GBP LIBOR + 0.150% (Cap N/A, Floor 0.000%)
0.944%(c)	06/18/38	GBP	31	40,566
Series 2007-01, Class A2A, 3 Month GBP LIBOR + 0.130% (Cap N/A, Floor 0.000%)
0.924%(c)	03/18/39	GBP	50	65,115
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-01, Class A1
4.695%(cc)	10/25/33		130	130,352
GreenPoint MTA Trust,
Series 2005-AR03, Class 1A1, 1 Month LIBOR + 0.240% (Cap 10.500%, Floor 0.240%)
2.032%(c)	08/25/45		1,400	1,290,737
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	01/26/37		455	453,610
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	01/26/37		1,300	1,273,992

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust,
Series 2003-01, Class A2, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.750% (Cap N/A, Floor 1.750%)
4.300%(c)	03/25/33		5	$4,517
Series 2005-AR01, Class 1A1
4.302%(cc)	01/25/35		9	8,871
Series 2005-AR02, Class 2A1
4.678%(cc)	04/25/35		109	108,968
Series 2005-AR03, Class 6A1
4.337%(cc)	05/25/35		157	152,748
Series 2006-AR01, Class 2A1
3.956%(cc)	01/25/36		68	68,175
HarborView Mortgage Loan Trust,
Series 2004-01, Class 2A
4.175%(cc)	04/19/34		46	45,556
Series 2005-04, Class 3A1
4.343%(cc)	07/19/35		21	19,509
Series 2005-09, Class 2A1A, 1 Month LIBOR + 0.340% (Cap 11.000%, Floor 0.340%)
2.105%(c)	06/20/35		1,349	1,291,678
Series 2005-09, Class B1, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
2.365%(c)	06/20/35		812	788,836
Series 2005-10, Class 2A1A, 1 Month LIBOR + 0.310% (Cap 11.000%, Floor 0.310%)
2.074%(c)	11/19/35		411	393,363
Series 2006-05, Class 2A1A, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
1.944%(c)	07/19/46		71	49,988
Hawksmoor Mortgages (United Kingdom),
Series 2019-01A, Class A, 144A, SONIA Deposit Rates Swap 3 Month Daily Compounding + 1.050%
1.761%(c)	05/25/53	GBP	6,613	8,780,881
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.392%(c)	10/25/28		144	144,082
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
3.442%(c)	05/25/29		461	460,895
HomeBanc Mortgage Trust,
Series 2005-04, Class A2, 1 Month LIBOR + 0.330% (Cap 11.500%, Floor 0.330%)
2.122%(c)	10/25/35		67	66,519
Impac Secured Assets Trust,
Series 2007-01, Class A2, 1 Month LIBOR + 0.160% (Cap 11.500%, Floor 0.160%)
1.952%(c)	03/25/37		1,005	941,224
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR01, Class 2A1
4.430%(cc)	11/25/35		6	6,215
Series 2007-AR01, Class 1A2
4.075%(cc)	03/25/37		614	560,291
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR10, Class 1A1, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.420%)
2.632%(c)	05/25/34		387	375,569

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-AR12, Class 2A1A, 1 Month LIBOR + 0.480% (Cap 11.000%, Floor 0.240%)
2.272%(c)	07/25/35		2,178	$2,108,328
Series 2005-AR18, Class 2A1A, 1 Month LIBOR + 0.310% (Cap 10.500%, Floor 0.310%)
2.102%(c)	10/25/36		1,088	821,128
Series 2006-AR12, Class A1, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.190%)
1.982%(c)	09/25/46		205	190,408
JPMorgan Mortgage Trust,
Series 2003-A02, Class 3A1
3.761%(cc)	11/25/33		4	3,769
Series 2005-A02, Class 7CB1
4.278%(cc)	04/25/35		24	23,601
Series 2005-A06, Class 2A1
4.585%(cc)	08/25/35		16	16,138
Series 2005-ALT01, Class 3A1
3.800%(cc)	10/25/35		54	46,984
Series 2006-A01, Class 3A2
4.007%(cc)	02/25/36		19	16,666
Series 2006-A07, Class 2A2
3.826%(cc)	01/25/37		767	745,940
Series 2007-A01, Class 1A1
4.563%(cc)	07/25/35		16	16,396
Series 2007-S03, Class 1A90
7.000%	08/25/37		193	159,935
Kensington Mortgage Securities PLC (United Kingdom),
Series 2007-01X, Class A3C, 3 Month LIBOR + 0.170% (Cap N/A, Floor 0.000%)
2.064%(c)	06/14/40		2,404	2,337,244
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A
3.000%	06/25/59		970	967,819
Series 2019-PR01, Class A1, 144A
3.858%	09/25/59		2,853	2,853,967
Lehman XS Trust,
Series 2007-04N, Class 1A2A, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
1.952%(c)	03/25/47		367	377,114
Series 2007-12N, Class 2A1, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
1.972%(c)	07/25/37		1,271	1,165,959
Series 2007-20N, Class A1, 1 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
2.942%(c)	12/25/37		1,871	1,858,219
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
3.281%(c)	04/01/24		561	559,281
Ludgate Funding PLC (United Kingdom),
Series 2007-01, Class A2B, 3 Month EURIBOR + 0.160% (Cap N/A, Floor 0.000%)
0.000%(c)	01/01/61	EUR	2,929	3,091,920
Mansard Mortgages PLC (United Kingdom),
Series 2007-02X, Class A1, 3 Month GBP LIBOR + 0.650% (Cap N/A, Floor 0.000%)
1.448%(c)	12/15/49	GBP	1,530	1,987,636

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2003-06, Class 2A1
3.628%(cc)	12/25/33		46	$46,006
Merrill Lynch Mortgage Investors Trust,
Series 2003-A02, Class 1A1
4.027%(cc)	02/25/33		31	31,117
MetLife Securitization Trust,
Series 2018-01A, Class A, 144A
3.750%(cc)	03/25/57		821	852,546
Morgan Stanley Mortgage Loan Trust,
Series 2006-08AR, Class 5A4
3.985%(cc)	06/25/36		54	54,184
MRA Issuance Trust,
Series 2019-03, 144A, 1 Month LIBOR + 1.150%
2.915%(c)	03/31/20		8,900	8,891,514
NCUA Guaranteed Notes Trust,
Series 2010-R01, Class 1A, 1 Month LIBOR + 0.450% (Cap 7.000%, Floor 0.450%)
2.163%(c)	10/07/20		76	76,342
Series 2010-R03, Class 1A, 1 Month LIBOR + 0.560% (Cap 8.000%, Floor 0.560%)
2.273%(c)	12/08/20		126	126,618
Series 2010-R03, Class 2A, 1 Month LIBOR + 0.560% (Cap 8.000%, Floor 0.560%)
2.273%(c)	12/08/20		975	975,519
New Residential Mortgage Loan Trust,
Series 2018-01A, Class A1A, 144A
4.000%(cc)	12/25/57		1,040	1,077,631
Series 2018-03A, Class A1, 144A
4.500%(cc)	05/25/58		313	329,946
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
2.542%(c)	01/25/48		514	512,685
Series 2019-RPL03, Class A1, 144A
2.750%(cc)	07/25/59		6,626	6,626,888
Newgate Funding PLC (United Kingdom),
Series 2006-01, Class MB, 3 Month EURIBOR + 0.230% (Cap N/A, Floor 0.000%)
0.000%(c)	12/01/50	EUR	508	539,846
Series 2007-01X, Class A3, 3 Month GBP LIBOR + 0.160% (Cap N/A, Floor 0.000%)
0.947%(c)	12/01/50	GBP	2,933	3,674,942
Series 2007-02X, Class A2, 3 Month GBP LIBOR + 0.130% (Cap N/A, Floor 0.000%)
0.928%(c)	12/15/50	GBP	252	331,646
Series 2007-03X, Class A2B, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.000%)
0.204%(c)	12/15/50	EUR	1,866	2,034,320
Series 2007-03X, Class A3, 3 Month GBP LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.798%(c)	12/15/50	GBP	956	1,229,165
Series 2007-03X, Class BA, 3 Month GBP LIBOR + 1.250% (Cap N/A, Floor 0.000%)
2.048%(c)	12/15/50	GBP	239	305,391

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
3.342%(c)	07/25/28	390	$389,812
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.192%(c)	07/25/29	782	783,317
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
2.442%(c)	06/25/57	173	172,019
Park Avenue Funding Trust,
Series 2019-01, Class PT, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.292%(c)	11/27/20	727	727,471
Series 2019-03, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 1.500%)
4.542%(c)	01/27/21	705	704,314
Series 2019-04, Class PT, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.305%(c)	05/27/21^	7,670	7,670,000
Provident Funding Mortgage Loan Trust,
Series 2003-01, Class A
4.875%(cc)	08/25/33	27	27,486
Radnor Re Ltd. (Bermuda),
Series 2019-01, Class M1A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.042%(c)	02/25/29	472	472,257
Series 2019-02, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
2.992%(c)	06/25/29	329	329,010
RALI Trust,
Series 2005-QS13, Class 2A3
5.750%	09/25/35	73	66,802
Series 2006-QO06, Class A1, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
1.972%(c)	06/25/46	546	211,844
Series 2007-QH08, Class A
3.255%(cc)	10/25/37	532	500,422
Series 2007-QO02, Class A1, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	02/25/47	1,608	922,339
Series 2007-QS03, Class A3
6.250%	02/25/37	2,548	2,174,372
Reperforming Loan REMIC Trust,
Series 2004-R02, Class 1AF2, 144A, 1 Month LIBOR + 0.420% (Cap 8.500%, Floor 0.420%)
2.111%(c)	11/25/34	939	856,844
Series 2006-R01, Class AF1, 144A, 1 Month LIBOR + 0.340% (Cap 9.500%, Floor 0.340%)
2.132%(c)	01/25/36	1,122	1,087,854
Residential Asset Securitization Trust,
Series 2005-A04, Class A1, 1 Month LIBOR + 0.450% (Cap 5.500%, Floor 0.450%)
2.242%(c)	04/25/35	215	164,565

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
RESIMAC Bastille Trust (Australia),
Series 2018-01NCA, Class A1, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.554%(c)	12/05/59		545	$544,471
Series 2019-01NCA, Class A1, 144A, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.000%)
2.634%(c)	09/05/57		1,680	1,677,857
Resloc UK PLC (United Kingdom),
Series 2007-01X, Class A3B, 3 Month GBP LIBOR + 0.160% (Cap N/A, Floor 0.000%)
0.958%(c)	12/15/43	GBP	1,321	1,651,893
Series 2007-01X, Class M1B, 3 Month GBP LIBOR + 0.220% (Cap N/A, Floor 0.000%)
1.018%(c)	12/15/43	GBP	639	780,381
RFMSI Trust,
Series 2005-SA04, Class 1A21
4.337%(cc)	09/25/35		210	173,013
Series 2006-SA01, Class 2A1
5.007%(cc)	02/25/36		51	48,082
Ripon Mortgages PLC (United Kingdom),
Series 01X, Class A2, 3 Month GBP LIBOR + 0.800% (Cap N/A, Floor 0.000%)
1.602%(c)	08/20/56	GBP	1,897	2,515,208
RMAC Securities No. 1 PLC (United Kingdom),
Series 2006-NS03X, Class A2A, 3 Month GBP LIBOR + 0.150% (Cap N/A, Floor 0.000%)
0.929%(c)	06/12/44	GBP	1,918	2,391,287
Sequoia Mortgage Trust,
Series 2007-03, Class 1A1, 1 Month LIBOR + 0.200% (Cap 11.500%, Floor 0.200%)
1.965%(c)	07/20/36		65	61,925
Silverstone Master Issuer PLC (United Kingdom),
Series 2019-01A, Class 2A, 144A, SONIA Deposit Rates Swap 3 Month Daily Compounding + 0.750%
1.460%(c)	01/21/70	GBP	279	370,829
STACR Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	09/25/48		562	562,037
Series 2018-HRP02, Class M1, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.642%(c)	02/25/47		74	74,461
Stanlington No 1 PLC (United Kingdom),
Series 2017-01, Class A, 3 Month GBP LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.779%(c)	06/12/46	GBP	1,307	1,730,137
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A1
4.389%(cc)	02/25/34		75	75,319
Series 2004-04, Class 3A2
4.373%(cc)	04/25/34		9	8,767
Series 2004-18, Class 3A1
3.849%(cc)	12/25/34		1,968	1,968,326
Series 2005-01, Class 2A
4.169%(cc)	02/25/35		1,692	1,691,866
Series 2005-18, Class 6A1
4.374%(cc)	09/25/35		185	183,464

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust,
Series 2004-AR05, Class 1A1, 1 Month LIBOR + 0.660% (Cap 11.000%, Floor 0.330%)
2.424%(c)	10/19/34	6	$5,384
Series 2005-AR05, Class A2, 1 Month LIBOR + 0.250% (Cap 11.000%, Floor 0.250%)
2.014%(c)	07/19/35	77	75,265
Series 2006-AR03, Class 12A1, 1 Month LIBOR + 0.220% (Cap 10.500%, Floor 0.220%)
2.012%(c)	05/25/36	121	118,958
Series 2006-AR07, Class A10, 1 Month LIBOR + 0.200% (Cap 11.500%, Floor 0.200%)
1.992%(c)	08/25/36	604	858,398
Series 2006-AR07, Class A1BG, 1 Month LIBOR + 0.120% (Cap 10.500%, Floor 0.120%)
1.912%(c)	08/25/36	2,035	1,823,807
Series 2007-AR04, Class A3, 1 Month LIBOR + 0.220% (Cap 11.500%, Floor 0.220%)
2.012%(c)	09/25/47	409	398,272
Structured Asset Securities Corp.,
Series 2006-RF01, Class 1A, 144A, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.280%)
2.072%(c)	01/25/36	459	429,624
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-RF04, Class 1A1, 144A, 1 Month LIBOR + 0.290% (Cap N/A, Floor 0.290%)
2.082%(c)	10/25/36	984	904,052
TBW Mortgage-Backed Trust,
Series 2006-04, Class A6
5.970%(cc)	09/25/36	284	18,092
Thornburg Mortgage Securities Trust,
Series 2007-03, Class 2A1, 12 Month LIBOR + 1.250% (Cap 10.500%, Floor 1.250%)
3.252%(c)	06/25/47	52	50,117
Towd Point Mortgage Funding (United Kingdom),
Series 2019-A13A, Class A1, 144A, SONIA Deposit Rates Swap 3 Month Daily Compounding + 0.900%
1.611%(c)	07/20/45	GBP 7,500	9,905,402
Series 2019-V2A, Class A, 144A
—%(p)	02/20/54	GBP 1,600	2,117,113
Towd Point Mortgage Funding PLC (United Kingdom),
Series 2019-GR4A, Class A1, 144A, 3 Month GBP LIBOR + 1.025% (Cap N/A, Floor 0.000%)
1.820%(c)	10/20/51	GBP 5,334	7,081,754
Towd Point Mortgage Trust,
Series 2019-04, Class A1, 144A
2.900%(cc)	10/25/59	10,340	10,392,930
Trinity Square PLC (United Kingdom),
Series 2015-01A, Class A, 144A, 3 Month GBP LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.935%(c)	07/15/51	GBP 731	971,079
Wachovia Mortgage Loan Trust LLC Trust,
Series 2007-A, Class 3A1
4.426%(cc)	03/20/37	70	68,685

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR17, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 1.200% (Cap N/A, Floor 1.200%)
3.439%(c)	11/25/42	1	$893
Series 2005-AR10, Class 3A1
3.871%(cc)	08/25/35	3	2,634
Series 2005-AR16, Class 1A3
3.748%(cc)	12/25/35	322	316,954
Series 2006-AR02, Class 2A1
3.788%(cc)	03/25/36	156	156,207
Series 2006-AR05, Class A12A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 0.980% (Cap N/A, Floor 0.980%)
3.219%(c)	06/25/46	30	29,980
Series 2006-AR07, Class 3A, Cost of Funds for the 11th District of San Francisco+ 1.500% (Cap N/A, Floor 1.500%)
2.627%(c)	07/25/46	205	197,399
Series 2006-AR10, Class 1A2
3.709%(cc)	09/25/36	35	33,589
Series 2006-AR13, Class 2A, Cost of Funds for the 11th District of San Francisco+ 1.500% (Cap N/A, Floor 1.500%)
2.627%(c)	10/25/46	18	17,919
Series 2006-AR15, Class 2A, Cost of Funds for the 11th District of San Francisco+ 1.500% (Cap N/A, Floor 1.500%)
2.627%(c)	11/25/46	69	67,345
Series 2006-AR19, Class 1A1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 0.730% (Cap N/A, Floor 0.730%)
2.969%(c)	01/25/47	96	99,050
Series 2007-HY01, Class 3A3
4.000%(cc)	02/25/37	3,544	3,393,250
Series 2007-OA03, Class 2A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 0.770% (Cap N/A, Floor 0.770%)
3.009%(c)	04/25/47	3,828	3,504,778
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-02, Class 1A3, 1 Month LIBOR + 0.450% (Cap 5.500%, Floor 0.450%)
2.242%(c)	04/25/35	532	448,769
Series 2006-01, Class 2CB2
7.000%	02/25/36	1,238	1,064,152
Series 2006-AR05, Class 3A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 0.940% (Cap N/A, Floor 0.940%)
3.179%(c)	07/25/46	35	25,482
Series 2007-OA03, Class 2A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 0.750% (Cap N/A, Floor 0.750%)
2.989%(c)	02/25/47	482	449,071

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $249,944,346)			253,242,218

SOVEREIGN BONDS — 5.1%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27	1,900	1,990,390
Argentina Bocon (Argentina),
Unsec’d. Notes, Series PR15, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days+ 0.000%
59.928%(c)	10/04/22	ARS 100	1,652

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Argentina Bonar Bonds (Argentina),
Bonds, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000%
42.836%(c)	04/03/22		ARS	9,899	$84,092
Argentina POM Politica Monetaria (Argentina),
Bonds, Argentina Central Bank 7 Day Repo Reference Rate + 0.000%
56.589%(c)	06/21/20		ARS	57,808	504,129
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
4.625%	01/11/23			1,475	734,072
6.875%	04/22/21			1,630	877,915
7.820%	12/31/33		EUR	883	571,157
7.820%	12/31/33		EUR	630	401,611
8.280%	12/31/33			526	324,412
Australia Government Bond (Australia),
Sr. Unsec’d. Notes, Series 22CI
1.250%	02/21/22		AUD	2,650	2,222,504
Sr. Unsec’d. Notes, Series 25CI
3.000%	09/20/25		AUD	3,120	3,213,555
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.220%	04/26/35		EUR	400	554,081
4.950%	02/11/20		EUR	5,000	5,638,092
Bahamas Government International Bond (Bahamas),
Sr. Unsec’d. Notes
6.000%	11/21/28			2,300	2,563,125
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28			986	1,057,016
Bundesrepublik Deutschland Bundesanleihe (Germany),
Bonds
0.500%	02/15/28		EUR	3,000	3,590,043
Canadian Government Real Return Bond (Canada),
Bonds, Series CPI
4.250%	12/01/26		CAD	1,866	1,823,862
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
5.000%	06/15/45			580	673,843
5.625%	02/26/44			2,000	2,485,162
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds
0.100%	04/15/23	(v)	EUR	869	1,016,130
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
5.500%	01/27/25			7,000	7,534,987
5.950%	01/25/27			2,000	2,208,217
6.400%	06/05/49			2,000	2,191,540
7.500%	05/06/21			707	734,518
Sr. Unsec’d. Notes, 144A
6.000%	07/19/28			500	555,826
7.500%	05/06/21			1,433	1,489,824
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
8.750%	06/02/23			4,000	3,953,529
Sr. Unsec’d. Notes, 144A
10.500%	03/24/20			200	202,979

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/11/25		EUR	755	$892,446
4.750%	04/16/26		EUR	1,275	1,503,464
6.375%	04/11/31		EUR	875	1,050,878
Sr. Unsec’d. Notes, EMTN
4.750%	04/11/25		EUR	2,000	2,364,095
5.625%	04/16/30		EUR	3,000	3,470,600
Sr. Unsec’d. Notes, MTN
7.500%	01/31/27			2,000	2,227,531
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes
6.375%	01/18/27			3,300	3,521,206
French Republic Government Bond OAT (France),
Bonds
2.100%	07/25/23		EUR	3,884	4,887,288
Bonds, 144A
1.500%	05/25/50	(v)	EUR	6,400	8,268,981
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes
7.625%	05/16/29			5,000	5,100,845
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes
4.500%	05/03/26			2,500	2,630,486
5.750%	06/06/22			4,000	4,270,351
Hellenic Republic Government Bond (Greece),
Bonds
3.000%(cc)	02/24/23		EUR	120	148,917
3.000%(cc)	02/24/24		EUR	68	85,990
3.000%(cc)	02/24/25		EUR	139	179,755
3.000%(cc)	02/24/26		EUR	408	538,088
3.000%(cc)	02/24/27		EUR	68	90,187
3.000%(cc)	02/24/28		EUR	68	91,203
3.000%(cc)	02/24/29		EUR	2,068	2,759,584
3.000%(cc)	02/24/30		EUR	668	909,526
3.000%(cc)	02/24/31		EUR	68	91,173
3.000%(cc)	02/24/32		EUR	158	217,076
3.000%(cc)	02/24/33		EUR	168	229,116
3.000%(cc)	02/24/34		EUR	578	800,413
3.000%(cc)	02/24/35		EUR	68	93,249
3.000%(cc)	02/24/36		EUR	68	93,427
3.000%(cc)	02/24/37		EUR	1,268	1,745,747
3.000%(cc)	02/24/38		EUR	68	93,846
3.000%(cc)	02/24/39		EUR	2,068	2,887,311
3.000%(cc)	02/24/40		EUR	68	94,608
3.000%(cc)	02/24/41		EUR	68	95,227
3.000%(cc)	02/24/42		EUR	68	96,222
3.900%	01/30/33		EUR	1,675	2,305,497
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34		EUR	330	504,006
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.750%	11/22/23			1,900	2,142,397
6.375%	03/29/21			2,280	2,406,410
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.400%	10/30/31		EUR	2,100	2,344,195

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
1.450%	09/18/26		EUR	330	$383,688
3.375%	07/30/25		EUR	2,625	3,348,193
4.100%	04/24/28			8,600	9,329,612
Sr. Unsec’d. Notes, EMTN
2.625%	06/14/23		EUR	6,000	7,218,139
2.875%	07/08/21		EUR	600	701,152
3.750%	06/14/28		EUR	875	1,182,692
4.750%	07/18/47			8,300	9,576,876
Iraq International Bond (Iraq),
Sr. Unsec’d. Notes, 144A
5.800%	01/15/28			350	342,782
6.752%	03/09/23			400	410,809
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes
3.250%	01/17/28			700	751,415
4.125%	01/17/48			1,200	1,381,304
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds
1.350%	04/01/30		EUR	7,400	8,257,209
1.450%	11/15/24	(v)	EUR	1,300	1,518,999
2.000%	12/01/25	(v)	EUR	7,600	9,120,644
3.000%	08/01/29	(v)	EUR	8,200	10,605,393
Bonds, 144A
3.850%	09/01/49		EUR	1,000	1,455,185
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
6.375%	03/03/28			2,000	2,111,818
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
1.750%	10/17/24			2,000	1,971,400
2.500%	05/23/24			800	815,206
3.250%	07/20/23			1,400	1,461,911
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A
3.375%	09/27/23			400	419,301
Sr. Unsec’d. Notes, 144A, MTN
2.625%	04/20/22			4,300	4,361,870
3.000%	03/12/24			200	207,229
Sr. Unsec’d. Notes, EMTN
2.625%	04/20/22			2,700	2,738,849
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, 144A, MTN
6.500%	07/21/45			3,000	4,423,501
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes, 144A
2.750%	03/20/22			800	811,933
3.500%	03/20/27			1,300	1,397,383
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes
6.125%	03/09/21			1,700	1,783,173
Mexican Bonos (Mexico),
Bonds, Series M
7.750%	05/29/31		MXN	10,752	607,641
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.000%	03/15/15		EUR	3,500	4,416,225
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/10			4,000	4,733,011

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
New Zealand Government Inflation Linked Bond (New Zealand),
Sr. Unsec’d. Notes
2.000%	09/20/25	NZD	5,200	$4,174,438
Sr. Unsec’d. Notes, Series 0935
2.500%	09/20/35	NZD	1,700	1,520,153
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
5.625%	06/27/22		4,000	4,160,174
7.625%	11/21/25		4,000	4,410,851
Sr. Unsec’d. Notes, EMTN
6.500%	11/28/27		1,600	1,632,323
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
4.750%	06/15/26		5,500	5,578,323
5.625%	01/17/28		5,000	5,173,730
Peru Government Bond (Peru),
Sr. Unsec’d. Notes, 144A
6.150%	08/12/32	PEN	7,300	2,494,803
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
6.350%	08/12/28	PEN	12,700	4,441,928
Sr. Unsec’d. Notes, 144A
5.940%	02/12/29	PEN	27,100	9,208,542
6.350%	08/12/28	PEN	3,900	1,364,057
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
9.500%	02/02/30		1,000	1,595,294
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, EMTN
5.125%	10/15/24		13,120	14,733,467
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
3.875%	02/15/30	EUR	1,870	2,795,909
Province of British Columbia (Canada),
Unsec’d. Notes
4.300%	06/18/42	CAD	300	304,369
Province of Ontario (Canada),
Unsec’d. Notes
3.450%	06/02/45	CAD	3,000	2,705,418
Province of Quebec (Canada),
Unsec’d. Notes
5.000%	12/01/41	CAD	200	218,431
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
6.500%	02/15/23		295	121,463
9.950%	06/09/21		1,450	668,331
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
3.375%	03/14/24		600	627,611
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23		700	738,988
4.000%	03/14/29		4,500	5,019,581
4.500%	04/23/28		3,700	4,236,994
5.103%	04/23/48		680	872,849
Queensland Treasury Corp. (Australia),
Gov’t. Gtd. Notes, 144A, MTN
3.000%	03/22/24	AUD	4,100	3,080,791

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Republic of Azerbaijan International Bond (Azerbaijan),
Sr. Unsec’d. Notes
4.750%	03/18/24			4,000	$4,281,991
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
6.875%	09/27/23			1,570	1,801,091
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28		GBP	3,405	5,637,484
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33			3,725	4,325,192
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
3.750%	07/24/26		EUR	2,100	2,626,154
4.850%	09/27/27			1,500	1,550,790
4.850%	09/30/29			200	200,023
5.875%	09/16/25			6,000	6,607,163
Republic of Venezuela (Venezuela),
Sr. Unsec’d. Notes
8.250%	10/13/24	(d)		800	91,944
Romanian Government International Bond (Romania),
Unsec’d. Notes, EMTN
2.124%	07/16/31		EUR	4,000	4,583,658
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
4.250%	06/23/27			1,600	1,747,544
4.750%	05/27/26			8,000	8,924,950
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes
4.375%	04/16/29			300	336,619
Sr. Unsec’d. Notes, 144A
2.000%	07/09/39		EUR	355	419,109
4.375%	04/16/29			1,200	1,346,476
Sr. Unsec’d. Notes, 144A, MTN
2.875%	03/04/23			9,100	9,262,260
3.625%	03/04/28			1,800	1,901,209
4.000%	04/17/25			4,500	4,855,134
4.500%	04/17/30			200	227,211
Sr. Unsec’d. Notes, EMTN
3.250%	10/26/26			400	414,202
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes, 144A
4.750%	03/13/28		EUR	425	502,190
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
7.250%	09/28/21			1,000	1,090,124
Spain Government Bond (Spain),
Notes, 144A
0.600%	10/31/29	(v)	EUR	12,800	14,545,985
Sr. Unsec’d. Notes, 144A
1.400%	07/30/28	(v)	EUR	9,300	11,354,472
1.450%	04/30/29		EUR	7,100	8,542,515
2.700%	10/31/48	(v)	EUR	900	1,342,422
Spain Government International Bond (Spain),
Sr. Unsec’d. Notes, EMTN
5.250%	04/06/29		GBP	200	338,500
Swiss Confederation Government Bond (Switzerland),
Bonds
3.500%	04/08/33		CHF	3,200	5,010,178

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22			600	$606,850
3.250%	06/01/23			600	623,990
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.625%	03/30/21			1,500	1,543,961
7.000%	06/05/20			600	611,522
7.250%	12/23/23			16,300	17,639,297
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/20			140	143,996
7.750%	09/01/21			150	158,836
7.750%	09/01/22			9,515	10,239,481
7.750%	09/01/23			7,000	7,607,569
8.994%	02/01/24			200	225,288
Sr. Unsec’d. Notes, 144A
7.750%	09/01/20			596	613,012
7.750%	09/01/22			855	920,101
8.994%	02/01/24			200	225,288
United Kingdom Gilt (United Kingdom),
Bonds
4.250%	03/07/36		GBP	400	771,990
4.500%	09/07/34		GBP	200	387,641
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds
1.250%	11/22/27		GBP	3,487	6,093,819
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
5.100%	06/18/50			3,000	3,600,330

TOTAL SOVEREIGN BONDS (cost $433,027,058)					446,032,526

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.8%
Federal Home Loan Mortgage Corp.
6.250%	07/15/32	(k)		820	1,178,111
6.750%	09/15/29	(k)		500	700,455
6.750%	03/15/31	(k)		600	868,209
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.625% (Cap 10.125%, Floor 1.625%)
4.750%(c)	03/01/35			5	4,597
Federal National Mortgage Assoc.
2.500%	TBA			1,000	1,008,930
2.500%	TBA			19,100	18,875,422
2.500%	12/01/49			2,493	2,466,145
3.000%	TBA			22,200	22,497,445
3.000%	TBA			27,000	27,361,758
3.000%	10/01/49			2,584	2,646,769
3.500%	TBA			8,700	8,949,255
3.500%	TBA			107,400	110,517,741
3.500%	TBA			23,860	24,537,587
3.500%	10/01/34			789	823,327
3.500%	05/01/49			768	807,709
3.500%	01/01/59			2,135	2,250,210
4.000%	TBA			10,000	10,405,078
4.000%	TBA			242,000	251,821,796
4.000%	TBA			10,000	10,405,200
4.295%	06/01/21			2,703	2,746,569

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.250%	05/15/29		555	$749,556
6.625%	11/15/30	(k)	515	733,388
7.125%	01/15/30	(k)	765	1,106,298
Federal National Mortgage Assoc., Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 1.200% (Cap 10.414%, Floor 1.200%)
3.527%(c)	11/01/42		42	42,706
Federal National Mortgage Assoc., Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 1.200% (Cap 8.486%, Floor 1.200%)
3.527%(c)	03/01/44		25	25,518
Government National Mortgage Assoc.
3.500%	TBA		3,000	3,092,100
4.000%	02/20/49		1,457	1,517,355

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $507,446,699)				508,139,234

U.S. TREASURY OBLIGATIONS — 9.5%
U.S. Treasury Bonds
2.500%	05/15/46	(k)	1,150	1,174,258
3.000%	11/15/44	(k)	650	724,953
3.000%	05/15/45	(k)	350	391,016
3.000%	02/15/47		365	410,112
3.125%	02/15/43	(h)(k)	1,040	1,179,750
3.375%	11/15/48	(k)	1,900	2,291,875
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/21		68,458	68,325,037
0.125%	01/15/22	(k)	3,877	3,876,033
0.125%	04/15/22		50,880	50,817,896
0.125%	07/15/22		14,338	14,402,123
0.125%	01/15/23		7,442	7,443,385
0.125%	07/15/26		30,324	30,444,249
0.250%	01/15/25		13,190	13,315,615
0.250%	07/15/29		23,249	23,502,662
0.375%	07/15/23		10,354	10,500,506
0.375%	07/15/25		28,593	29,190,733
0.375%	01/15/27	(h)	23,598	23,975,898
0.375%	07/15/27		27,205	27,775,227
0.500%	01/15/28	(k)	52,903	54,323,224
0.625%	07/15/21	(k)	6,460	6,533,946
0.625%	04/15/23	(k)	4,880	4,956,904
0.625%	01/15/26	(h)(k)	117,944	121,614,996
0.625%	02/15/43	(h)	1,545	1,566,019
0.750%	07/15/28		34,078	35,886,669
0.750%	02/15/42		9,897	10,298,781
0.750%	02/15/45		20,393	21,203,098
0.875%	01/15/29		4,489	4,772,454
0.875%	02/15/47		14,165	15,223,678
1.000%	02/15/46		20,397	22,500,203
1.000%	02/15/48		7,305	8,101,805
1.000%	02/15/49		3,334	3,713,223
1.375%	02/15/44	(k)	19,158	22,632,263
2.000%	01/15/26		11,369	12,647,610
2.125%	02/15/40		10,192	13,342,595
2.125%	02/15/41		6,322	8,341,381
2.375%	01/15/25		48,507	54,096,640
2.375%	01/15/27		3,484	4,022,840
2.500%	01/15/29	(h)(k)	23,554	28,414,897
3.375%	04/15/32		882	1,212,246
3.875%	04/15/29	(h)(k)	7,498	10,019,157

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
1.625%	08/15/29		6,100	$5,942,734
1.750%	11/15/29		9,975	9,823,816
2.000%	02/15/25	(k)	2,085	2,114,320
2.125%	03/31/24	(h)(k)	3,200	3,258,000
2.500%	05/31/20	(k)	390	391,341
2.625%	06/15/21	(h)	700	710,145
2.750%	08/31/23	(h)	5,000	5,193,750
2.875%	04/30/25	(h)(k)	12,700	13,441,164
3.000%	09/30/25	(k)	3,830	4,088,824
U.S. Treasury Strips Coupon
2.027%(s)	05/15/39	(h)	1,675	1,050,539
2.056%(s)	11/15/38	(k)	1,495	952,362
2.058%(s)	02/15/39	(k)	1,520	958,847
2.132%(s)	11/15/28	(k)	1,200	1,002,047
2.394%(s)	11/15/43	(h)(k)	2,677	1,476,637
2.763%(s)	08/15/29	(k)	1,000	820,273
2.857%(s)	05/15/31	(k)	1,000	783,867
3.019%(s)	11/15/35	(k)	1,500	1,040,332
3.177%(s)	08/15/40	(h)(k)	2,000	1,208,828

TOTAL U.S. TREASURY OBLIGATIONS (cost $820,712,389)				829,423,783

TOTAL LONG-TERM INVESTMENTS (cost $7,821,030,386)				9,077,971,602

			Shares

SHORT-TERM INVESTMENTS — 14.4%
AFFILIATED MUTUAL FUNDS — 13.8%
PGIM Core Ultra Short Bond Fund(w)			580,011,354	580,011,354
PGIM Institutional Money Market Fund (cost $631,886,119; includes $630,679,017 of cash collateral for securities on loan)(b)(w)			631,794,646	631,921,005

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,211,897,473)				1,211,932,359

Interest Rate	Maturity Date		Principal Amount (000)#

FOREIGN TREASURY OBLIGATIONS — 0.3%
Argentina Treasury Bills
61.859%(n)	08/27/20		ARS 646	7,147
66.664%(n)	05/13/20		ARS 7,667	71,439
276.331%(n)	02/26/20		ARS 1,560	15,799
Argentina Treasury Bills, Argentina Deposit Rates Badlar Private Banks
ARS 30 to 35 Days+ 0.000%
41.333%(c)	04/03/20		ARS 6,660	88,651
Argentina Treasury Bills, Argentina Deposit Rates Badlar Private Banks
ARS 30 to 35 Days+ 3.000%
43.313%(c)	06/22/20	^	ARS 30	437
Brazil Letras do Tesouro Nacional
6.086%(n)	04/01/20		BRL 44,050	10,837,818
Czech Republic Ministry of Finance Bill
0.000%(n)	01/10/20		CZK 21,000	926,036
Mexico Cetes
7.040%(n)	01/09/20		MXN 1,640	866,311

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

FOREIGN TREASURY OBLIGATIONS (continued)
7.310%(n)	02/06/20		MXN	4,940	$2,594,647
South Africa Treasury Bills
7.199%(n)	01/22/20		ZAR	75,600	5,379,380
7.260%(n)	03/04/20		ZAR	64,200	4,527,824
7.391%(n)	02/26/20		ZAR	9,200	649,806

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $25,980,754)					25,965,295

REPURCHASE AGREEMENT(m) — 0.1%
The Bank of Nova Scotia — Toronto 1.60%, dated 12/31/19, due 01/02/20 in the amount of $12,501,111 (cost $12,500,000)				12,500	12,500,000

Interest Rate	Maturity Date

U.S. TREASURY OBLIGATIONS(n) — 0.2%
U.S. Treasury Bills
1.528%	03/19/20	(k)		12,400	12,360,723
1.534%	01/07/20	(h)		1,010	1,009,818

TOTAL U.S. TREASURY OBLIGATIONS (cost $13,368,838)					13,370,541

OPTIONS PURCHASED*~ — 0.0% (cost $2,277,595)					2,528,228

TOTAL SHORT-TERM INVESTMENTS (cost $1,266,024,660)					1,266,296,423

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 118.0% (cost $9,087,055,046)					10,344,268,025

Interest Rate	Maturity Date		Principal Amount (000)#

SECURITY SOLD SHORT — (0.1)%

SOVEREIGN BOND
Canadian Government Bond (Canada),
2.750%	12/01/48		CAD	12,800	(12,067,380)

(proceeds received $10,795,304)
OPTIONS WRITTEN*~ — (0.0)% (premiums received $3,574,654)					(2,990,771)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 117.9% (cost $9,072,685,088)					10,329,209,874
Liabilities in excess of other assets(z) — (17.9)%					(1,571,495,450)

NET ASSETS — 100.0%					$8,757,714,424

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $21,626,496 and 0.2% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $618,016,028; cash collateral of $630,679,017 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(m)	Repurchase agreements are collateralized by a U.S. Treasury Securities (coupon rate 2.25%, maturity date 11/15/2024), with the aggregate value, including accrued interest, of $12,727,864.

(n)	Rate shown reflects yield to maturity at purchased date.

(p)	Interest rate not available as of December 31, 2019.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreements.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward Commitment Contracts

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc. (proceeds receivable $828,625)	3.500%	TBA	01/16/20	(800)	$(829,448)

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
5 Year Euro-Bobl	Call	02/21/20	138.50	147	EUR	147	$ 824
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$143.50	36		36	—
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$144.50	6		6	—
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$145.00	153		153	—
20 Year U.S. Treasury Bonds Futures	Call	02/21/20	$192.00	237		237	—
30 Year U.S. Ultra Treasury Bonds Futures	Call	02/21/20	$240.00	1		1	—
30 Year U.S. Ultra Treasury Bonds Futures	Call	02/21/20	$245.00	69		69	—
10 Year Canadian Bond	Call	02/21/20	169.00	101	CAD	101	389
90 Day Euro Dollar Futures	Call	03/14/22	$99.75	38		95	3,563
90 Day Euro Dollar Futures	Call	06/13/22	$99.75	73		183	8,213
Euro Schatz Index	Call	02/21/20	114.00	1,640	EUR	1,640	16,018
5 Year Euro-Bobl	Call	02/21/20	139.00	14	EUR	14	79
Euro Schatz Index	Call	02/21/20	114.00	1,216	EUR	1,216	—
Euro-OAT Futures	Call	02/21/20	190.00	11	EUR	11	123
Henry Hub Natural Gas Futures	Call	02/25/20	$3.00	12		120	1,608
Soybean Futures	Call	02/21/20	$960.00	12		1	10,950
WTI Crude Oil Futures	Call	05/14/20	$59.50	25		25	92,750
5 Year U.S. Treasury Notes Futures	Call	02/21/20	$125.50	318		318	—
10 Year Euro-Bund Futures	Call	02/21/20	187.00	362	EUR	362	4,061
10 Year U.K. Gilt Futures	Call	02/21/20	165.00	116	GBP	116	—
10 Year U.K. Gilt Futures	Call	02/21/20	170.00	93	GBP	93	—
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$141.50	290		290	—
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$142.00	12		12	—
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$143.00	35		35	—
2 Year U.S. Treasury Notes Futures	Put	02/21/20	$104.88	1		2	—
2 Year U.S. Treasury Notes Futures	Put	02/21/20	$106.00	58		116	—
2 Year U.S. Treasury Notes Futures	Put	02/21/20	$106.38	7		14	—
2 Year U.S. Treasury Notes Futures	Put	02/21/20	$106.50	48		96	—
5 Year Euro-Bobl	Put	02/21/20	129.50	267	EUR	267	1,497
5 Year U.S. Treasury Notes Futures	Put	02/21/20	$111.00	359		359	—
10 Year Euro-Bund Futures	Put	02/21/20	157.00	160	EUR	160	1,795
10 Year Euro-Bund Futures	Put	02/21/20	161.00	44	EUR	44	494
10 Year U.S. Treasury Notes Futures	Put	02/21/20	$119.00	204		204	—
30 Year U.S. Ultra Treasury Bonds Futures	Put	02/21/20	$125.00	16		16	—
30 Year U.S. Ultra Treasury Bonds Futures	Put	02/21/20	$135.00	46		46	—
Crude Oil Futures	Put	01/15/20	$55.00	3		3	480
Euro-BTP Italian Futures	Put	02/21/20	99.00	141	EUR	141	1,582
Euro-BTP Italian Futures	Put	02/21/20	101.00	321	EUR	321	3,601
Euro-OAT Futures	Put	02/21/20	145.00	89	EUR	89	998
Soybean Futures	Put	02/21/20	$840.00	12		1	150
WTI Crude Oil Futures	Put	05/14/20	$59.50	25		25	94,250

Total Exchange Traded (cost $423,796)							$243,425

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	2,621	$27,303
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	6,370	60,794

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—		12,645	$126,870
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—		12,820	134,879
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—		2,548	24,959
Currency Option EUR vs USD	Call	Bank of America, N.A.	01/10/20	1.21	—	EUR	24,000	3
Currency Option USD vs JPY	Call	Bank of America, N.A.	01/29/20	117.00	—		15,000	34
Currency Option USD vs JPY	Call	HSBC Bank USA, N.A.	02/03/20	115.50	—		4,200	57
Currency Option USD vs MXN	Call	HSBC Bank USA, N.A.	02/04/20	23.50	—		7,000	46
Currency Option AUD vs USD	Put	BNP Paribas S.A.	02/03/20	0.58	—	AUD	3,300	—
Currency Option EUR vs NOK	Put	HSBC Bank USA, N.A.	01/20/20	9.90	—	EUR	4,800	40,498
Currency Option USD vs CNH	Put	HSBC Bank USA, N.A.	03/06/20	6.90	—		29,038	93,434
FNMA TBA 3.00%	Put	JPMorgan Chase Bank, N.A.	01/07/20	$70.00	—		18,800	—
FNMA TBA 3.50%	Put	JPMorgan Chase Bank, N.A.	01/07/20	$71.00	—		30,800	—
FNMA TBA 3.50%	Put	JPMorgan Chase Bank, N.A.	01/07/20	$73.00	—		51,300	—

Total OTC Traded (cost $121,796)								$508,877

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 03/12/21	Call	Morgan Stanley Capital Services LLC	03/10/20	1.50%	1.50%(S)	3 Month LIBOR(Q)	93,560	$8,522
1-Year Interest Rate Swap, 03/12/21	Call	Bank of America, N.A.	03/10/20	1.50%	1.50%(S)	3 Month LIBOR(Q)	90,570	8,250
2-Year Interest Rate Swap, 10/06/22	Call	JPMorgan Chase Bank, N.A.	10/02/20	1.07%	1.07%(S)	3 Month LIBOR(Q)	101,000	93,437
30-Year Interest Rate Swap, 06/10/50	Put	Morgan Stanley Capital Services LLC	06/08/20	2.01%	3 Month LIBOR(Q)	2.01%(S)	3,000	145,186
30-Year Interest Rate Swap, 06/11/50	Put	Morgan Stanley Capital Services LLC	06/09/20	1.98%	3 Month LIBOR(Q)	1.98%(S)	1,700	87,509
30-Year Interest Rate Swap, 08/21/50	Put	Deutsche Bank AG	08/19/20	1.78%	3 Month LIBOR(Q)	1.78%(S)	4,200	383,275
30-Year Interest Rate Swap, 08/25/51	Put	Morgan Stanley Capital Services LLC	08/23/21	1.75%	3 Month LIBOR(Q)	1.75%(S)	3,200	375,686
30-Year Interest Rate Swap, 08/31/51	Put	Credit Suisse International	08/26/21	1.73%	3 Month LIBOR(Q)	1.73%(S)	3,900	468,742
30-Year Interest Rate Swap, 09/17/51	Put	Bank of America, N.A.	09/15/21	2.17%	3 Month LIBOR(Q)	2.80%(S)	3,300	205,319

Total OTC Swaptions (cost $1,732,003)								$1,775,926

Total Options Purchased (cost $2,277,595)								$2,528,228

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
10 Year Euro-Bund Futures	Call	02/21/20	172.00	42	EUR	42	$(26,382)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$130.00	56		56	(4,375)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$130.50	29		29	(1,359)
Brent Crude Oil Futures	Call	01/28/20	$66.00	12		12	(25,320)
Brent Crude Oil Futures	Call	01/28/20	$67.00	24		24	(36,720)
Brent Crude Oil Futures	Call	01/28/20	$68.50	12		12	(10,440)
Brent Crude Oil Futures	Call	02/25/20	$68.50	9		9	(11,700)
Brent Crude Oil Futures	Call	02/25/20	$69.00	15		15	(16,950)
Brent Crude Oil Futures	Call	04/27/20	$66.00	25		25	(76,750)
Crude Oil Futures	Call	01/15/20	$61.00	12		12	(14,880)
Crude Oil Futures	Call	01/15/20	$61.50	48		48	(46,560)
Crude Oil Futures	Call	01/15/20	$62.00	12		12	(8,880)
Crude Oil Futures	Call	02/14/20	$62.50	12		12	(15,480)
Crude Oil Futures	Call	02/14/20	$63.00	12		12	(13,200)
Crude Oil Futures	Call	02/14/20	$63.50	12		12	(11,160)
Henry Hub Natural Gas Futures	Call	02/25/20	$2.50	12		120	(5,436)
Henry Hub Natural Gas Futures	Call	02/25/20	$4.00	24		240	(1,056)
10 Year Euro-Bund Futures	Put	02/21/20	172.00	42	EUR	42	(97,521)
10 Year U.S. Treasury Notes Futures	Put	01/24/20	$127.00	56		56	(5,250)
10 Year U.S. Treasury Notes Futures	Put	01/24/20	$127.50	29		29	(5,438)
Brent Crude Oil Futures	Put	04/27/20	$66.00	25		25	(107,250)
Henry Hub Natural Gas Futures	Put	01/28/20	$2.15	4		40	(3,384)
Henry Hub Natural Gas Futures	Put	02/25/20	$1.95	12		120	(5,760)
Henry Hub Natural Gas Futures	Put	02/25/20	$2.00	12		120	(7,656)
Henry Hub Natural Gas Futures	Put	02/25/20	$2.05	12		120	(10,008)
Natural Gas CSO	Put	03/26/20	$(0.20)	8		80	(4,000)
Natural Gas Futures	Put	01/27/20	40.00	70	GBP	20	(253,836)

Total Exchange Traded (premiums received $775,606)							$(826,751)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CNH	Call	Standard Chartered Bank, London	01/15/20	7.08	—	4,621	$(1,919)
Currency Option USD vs CNH	Call	HSBC Bank USA, N.A.	03/06/20	7.14	—	14,519	(29,683)
Fuel-Crude Oil Spread	Call	Goldman Sachs International	12/31/20	$(13.00)	11	11	(1,108)
Fuel-Crude Oil Spread	Call	BNP Paribas S.A.	12/31/20	$(13.00)	12	12	(1,241)
Fuel-Crude Oil Spread	Call	BNP Paribas S.A.	12/31/20	$(13.00)	7	7	(744)
Gas-Crude Oil Spread	Call	Goldman Sachs International	12/31/20	$18.00	12	12	(13,221)
Gas-Crude Oil Spread	Call	JPMorgan Chase Bank, N.A.	12/31/20	$18.10	6	6	(7,281)
Gas-Crude Oil Spread	Call	JPMorgan Chase Bank, N.A.	12/31/20	$20.00	12	12	(7,709)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	JPMorgan Chase Bank, N.A.	05/16/24	4.00%	—	600	(1)
Inflation Cap Option, Inflation on the Eurostat Eurozone HICP	Call	Goldman Sachs Bank USA	06/22/35	3.00%	—	EUR 2,000	(4,499)
Currency Option GBP vs USD	Put	Goldman Sachs Bank USA	01/17/20	1.29	—	GBP 3,640	(2,819)
Currency Option GBP vs USD	Put	Goldman Sachs Bank USA	01/24/20	1.28	—	GBP 3,714	(4,405)
Currency Option USD vs CNH	Put	Standard Chartered Bank, London	01/15/20	6.95	—	4,621	(11,691)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued): OTC Traded
Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Citibank, N.A.	04/07/20	0.00%	—	3,900	$—
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Citibank, N.A.	09/29/20	0.00%	—	700	—
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Morgan Stanley Capital Services LLC	10/07/22	0.00%	—	18,250	(9,050)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Morgan Stanley Capital Services LLC	10/08/22	0.00%	—	9,500	(4,711)
Inflation Floor Option, Inflation on the CPI YOY	Put	JPMorgan Chase Bank, N.A.	03/24/20	0.00%	—	7,900	—
Inflation Floor Option, Inflation on the CPI YOY	Put	JPMorgan Chase Bank, N.A.	10/02/20	0.00%	—	3,500	—

Total OTC Traded (premiums received $610,356)							$(100,082)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay	Notional Amount (000)#	Value
10-Year Interest Rate Swap, 10/06/30	Call	JPMorgan Chase Bank, N.A.	10/02/20	1.30%	3 Month LIBOR	(Q)	1.30%(S)	21,200	$(98,822)
2-Year Interest Rate Swap, 02/26/22	Call	Goldman Sachs Bank USA	02/24/20	1.54%	3 Month LIBOR	(Q)	1.54%(S)	21,700	(13,208)
2-Year Interest Rate Swap, 02/27/22	Call	Bank of America, N.A.	02/25/20	1.57%	3 Month LIBOR	(Q)	1.57%(S)	26,700	(20,575)
5-Year Interest Rate Swap, 03/12/25	Call	Bank of America, N.A.	03/10/20	1.40%	3 Month LIBOR	(Q)	1.40%(S)	5,774	(5,935)
5-Year Interest Rate Swap, 03/12/25	Call	Citibank, N.A.	03/10/20	1.40%	3 Month LIBOR	(Q)	1.40%(S)	13,426	(13,799)
5-Year Interest Rate Swap, 03/12/25	Call	Deutsche Bank AG	03/10/20	1.40%	3 Month LIBOR	(Q)	1.40%(S)	19,830	(20,381)

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.IG.33.V1, 12/20/24	Call	BNP Paribas S.A.	02/19/20	0.48%	CDX.NA.IG.33.V1(Q)	1.00%(Q)		1,800	$(2,931)
CDX.NA.IG.33.V1, 12/20/24	Call	Bank of America, N.A.	02/19/20	0.48%	CDX.NA.IG.33.V1(Q)	1.00%(Q)		2,100	(3,420)
iTraxx.EU.32.V1, 12/20/24	Call	Deutsche Bank AG	01/15/20	0.48%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	2,500	(4,853)
iTraxx.EU.32.V1, 12/20/24	Call	Deutsche Bank AG	01/15/20	0.48%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	1,100	(2,136)
iTraxx.EU.32.V1, 12/20/24	Call	BNP Paribas S.A.	01/15/20	0.48%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	600	(1,165)
iTraxx.EU.32.V1, 12/20/24	Call	Deutsche Bank AG	02/19/20	0.43%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	2,600	(1,734)
iTraxx.EU.32.V1, 12/20/24	Call	Deutsche Bank AG	02/19/20	0.43%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	1,000	(667)
iTraxx.EU.32.V1, 12/20/24	Call	BNP Paribas S.A.	02/19/20	0.45%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	1,700	(2,282)
iTraxx.EU.32.V1, 12/20/24	Call	BNP Paribas S.A.	02/19/20	0.45%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	900	(1,208)
iTraxx.EU.32.V1, 12/20/24	Call	Citibank, N.A., London	02/19/20	0.48%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	1,900	(4,247)
iTraxx.EU.32.V1, 12/20/24	Call	Barclays Bank PLC	02/19/20	0.48%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	600	(1,341)
iTraxx.EU.32.V1, 12/20/24	Call	Merrill Lynch International	02/19/20	0.48%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	2,200	(4,918)
iTraxx.EU.32.V1, 12/20/24	Call	Merrill Lynch International	02/19/20	0.48%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	600	(1,341)
iTraxx.EU.32.V1, 12/20/24	Call	BNP Paribas S.A.	02/19/20	0.48%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	1,600	(3,577)
iTraxx.EU.32.V1, 12/20/24	Call	BNP Paribas S.A.	02/19/20	0.48%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	500	(1,118)
iTraxx.EU.32.V1, 12/20/24	Call	Barclays Bank PLC	03/18/20	0.43%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	3,100	(2,648)
iTraxx.EU.32.V1, 12/20/24	Call	Bank of America, N.A.	03/18/20	0.43%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	4,300	(3,674)
iTraxx.EU.32.V1, 12/20/24	Call	Bank of America, N.A.	03/18/20	0.43%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	2,100	(1,794)
iTraxx.EU.32.V1, 12/20/24	Call	JPMorgan Chase Bank, London	03/18/20	0.43%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	1,400	(1,196)
iTraxx.EU.32.V1, 12/20/24	Call	JPMorgan Chase Bank, London	03/18/20	0.43%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	700	(598)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
iTraxx.EU.32.V1, 12/20/24	Call	BNP Paribas S.A.	03/18/20	0.45%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	2,600	$(3,979)
iTraxx.EU.32.V1, 12/20/24	Call	BNP Paribas S.A.	03/18/20	0.45%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	1,300	(1,989)
iTraxx.EU.32.V1, 12/20/24	Call	Merrill Lynch International	03/18/20	0.45%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	1,000	(1,530)
iTraxx.EU.32.V1, 12/20/24	Call	Merrill Lynch International	03/18/20	0.45%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	800	(1,224)
iTraxx.EU.32.V1, 12/20/24	Call	Deutsche Bank AG	03/18/20	0.45%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	1,300	(1,989)
iTraxx.EU.32.V1, 12/20/24	Call	Deutsche Bank AG	03/18/20	0.45%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	600	(918)
iTraxx.EU.32.V1, 12/20/24	Call	JPMorgan Chase Bank, N.A.	03/18/20	0.45%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	1,400	(2,143)
iTraxx.EU.32.V1, 12/20/24	Call	JPMorgan Chase Bank, N.A.	03/18/20	0.45%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	700	(1,071)
iTraxx.EU.32.V1, 12/20/24	Call	Bank of America, N.A.	03/18/20	0.45%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	1,400	(2,143)
iTraxx.EU.32.V1, 12/20/24	Call	Bank of America, N.A.	03/18/20	0.45%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	800	(1,224)
iTraxx.EU.32.V1, 12/20/24	Call	Goldman Sachs International	03/18/20	0.45%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	2,600	(3,979)
iTraxx.EU.32.V1, 12/20/24	Call	Goldman Sachs International	03/18/20	0.45%	iTraxx.EU.32.V1(Q)	1.00%(Q)	EUR	1,300	(1,989)
1-Year Interest Rate Swap, 06/10/22	Put	Morgan Stanley Capital Services LLC	06/08/20	1.60%	1.60%(S)	3 Month LIBOR(Q)		72,000	(109,652)
1-Year Interest Rate Swap, 06/11/22	Put	Morgan Stanley Capital Services LLC	06/09/20	1.60%	1.60%(S)	3 Month LIBOR(Q)		40,800	(62,820)
2-Year Interest Rate Swap, 02/26/22	Put	Goldman Sachs Bank USA	02/24/20	1.54%	1.54%(S)	3 Month LIBOR(Q)		21,700	(64,665)
2-Year Interest Rate Swap, 02/27/22	Put	Bank of America, N.A.	02/25/20	1.57%	1.57%(S)	3 Month LIBOR(Q)		26,700	(67,874)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
2-Year Interest Rate Swap, 07/01/22	Put	Morgan Stanley Capital Services LLC	06/29/20	(0.05)%	(0.05)%(S)	6 Month JPY LIBOR(S)	JPY	1,751,000	$(24,861)
3-Year Interest Rate Swap, 08/21/23	Put	Deutsche Bank AG	08/19/20	1.46%	1.46%(S)	3 Month LIBOR(Q)		34,900	(320,172)
3-Year Interest Rate Swap, 08/25/24	Put	Morgan Stanley Capital Services LLC	08/23/21	1.45%	1.45%(S)	3 Month LIBOR(Q)		26,600	(374,669)
3-Year Interest Rate Swap, 08/31/24	Put	Credit Suisse International	08/26/21	1.40%	1.40%(S)	3 Month LIBOR(Q)		32,400	(485,703)
3-Year Interest Rate Swap, 09/17/24	Put	Bank of America, N.A.	09/15/21	1.88%	1.88%(S)	3 Month LIBOR(Q)		27,500	(207,565)
CDX.NA.HY.32.V2, 06/20/2024	Put	Citibank, N.A.	01/15/20	$95.00	5.00%(Q)	CDX.NA.HY.32.V2(Q)		6,900	—
CDX.NA.HY.33.V2, 12/20/2024	Put	BNP Paribas S.A.	03/18/20	$100.00	5.00%(Q)	CDX.NA.HY.33.V2(Q)		13,000	(7,621)
CDX.NA.HY.33.V2, 12/20/2024	Put	Citibank, N.A.	03/18/20	$103.50	5.00%(Q)	CDX.NA.HY.33.V2(Q)		70,000	(85,651)
CDX.NA.IG.33.V1, 12/20/24	Put	BNP Paribas S.A.	01/15/20	0.90%	1.00%(Q)	CDX.NA.IG.33.V1(Q)		2,200	(27)
CDX.NA.IG.33.V1, 12/20/24	Put	Citibank, N.A.	01/15/20	0.90%	1.00%(Q)	CDX.NA.IG.33.V1(Q)		2,100	(26)
CDX.NA.IG.33.V1, 12/20/24	Put	Credit Suisse International	01/15/20	0.90%	1.00%(Q)	CDX.NA.IG.33.V1(Q)		2,300	(28)
CDX.NA.IG.33.V1, 12/20/24	Put	Citibank, N.A.	01/15/20	1.00%	1.00%(Q)	CDX.NA.IG.33.V1(Q)		3,200	(16)
CDX.NA.IG.33.V1, 12/20/24	Put	Bank of America,N.A.	02/19/20	0.73%	1.00%(Q)	CDX.NA.IG.33.V1(Q)		2,100	(340)
CDX.NA.IG.33.V1, 12/20/24	Put	BNP Paribas S.A.	02/19/20	0.80%	1.00%(Q)	CDX.NA.IG.33.V1(Q)		1,800	(225)
iTraxx.EU.32.V1, 12/20/24	Put	BNP Paribas S.A.	01/15/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	600	(16)
iTraxx.EU.32.V1, 12/20/24	Put	Deutsche Bank AG	01/15/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	2,500	(68)
iTraxx.EU.32.V1, 12/20/24	Put	Deutsche Bank AG	01/15/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	1,100	(30)
iTraxx.EU.32.V1, 12/20/24	Put	Deutsche Bank AG	02/19/20	0.70%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	2,600	(387)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
iTraxx.EU.32.V1, 12/20/24	Put	Deutsche Bank AG	02/19/20	0.70%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	1,000	$(149)
iTraxx.EU.32.V1, 12/20/24	Put	Barclays Bank PLC	02/19/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	600	(61)
iTraxx.EU.32.V1, 12/20/24	Put	BNP Paribas S.A.	02/19/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	3,300	(338)
iTraxx.EU.32.V1, 12/20/24	Put	BNP Paribas S.A.	02/19/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	1,400	(143)
iTraxx.EU.32.V1, 12/20/24	Put	Citibank, N.A., London	02/19/20	0.85%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	1,900	(165)
iTraxx.EU.32.V1, 12/20/24	Put	Merrill Lynch International	02/19/20	0.90%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	2,200	(169)
iTraxx.EU.32.V1, 12/20/24	Put	Merrill Lynch International	02/19/20	0.90%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	600	(46)
iTraxx.EU.32.V1, 12/20/24	Put	BNP Paribas S.A.	02/19/20	0.90%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	2,100	(161)
iTraxx.EU.32.V1, 12/20/24	Put	BNP Paribas S.A.	02/19/20	0.90%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	1,100	(84)
iTraxx.EU.32.V1, 12/20/24	Put	Bank of America, N.A.	03/18/20	0.70%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	4,300	(1,270)
iTraxx.EU.32.V1, 12/20/24	Put	Bank of America, N.A.	03/18/20	0.70%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	2,100	(620)
iTraxx.EU.32.V1, 12/20/24	Put	Barclays Bank PLC	03/18/20	0.70%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	3,100	(915)
iTraxx.EU.32.V1, 12/20/24	Put	JPMorgan Chase Bank, London	03/18/20	0.70%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	1,400	(413)
iTraxx.EU.32.V1, 12/20/24	Put	JPMorgan Chase Bank, London	03/18/20	0.70%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	700	(207)
iTraxx.EU.32.V1, 12/20/24	Put	Bank of America, N.A.	03/18/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	1,400	(269)
iTraxx.EU.32.V1, 12/20/24	Put	Bank of America, N.A.	03/18/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	800	(154)
iTraxx.EU.32.V1, 12/20/24	Put	JPMorgan Chase Bank, N.A.	03/18/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	1,400	(269)
iTraxx.EU.32.V1, 12/20/24	Put	JPMorgan Chase Bank, N.A.	03/18/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	700	(134)
iTraxx.EU.32.V1, 12/20/24	Put	Deutsche Bank AG	03/18/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	1,300	(250)
iTraxx.EU.32.V1, 12/20/24	Put	Deutsche Bank AG	03/18/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	600	(115)

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
iTraxx.EU.32.V1, 12/20/24	Put	BNP Paribas S.A.	03/18/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	2,600	$(499)
iTraxx.EU.32.V1, 12/20/24	Put	BNP Paribas S.A.	03/18/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	1,300	(250)
iTraxx.EU.32.V1, 12/20/24	Put	Goldman Sachs International	03/18/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	2,600	(499)
iTraxx.EU.32.V1, 12/20/24	Put	Goldman Sachs International	03/18/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	1,300	(250)
iTraxx.EU.32.V1, 12/20/24	Put	Merrill Lynch International	03/18/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	1,000	(192)
iTraxx.EU.32.V1, 12/20/24	Put	Merrill Lynch International	03/18/20	0.80%	1.00%(Q)	iTraxx.EU.32.V1(Q)	EUR	800	(154)

Total OTC Swaptions (premiums received $2,188,692)									$(2,063,938)

Total Options Written (premiums received $3,574,654)									$(2,990,771)

Financial Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
332	3 Year Australian Treasury Bonds	Mar. 2020	$26,796,000	$(180,984)
267	5 Year Euro-Bobl	Mar. 2020	40,021,370	(115,576)
4,582	5 Year U.S. Treasury Notes	Mar. 2020	543,468,179	(1,664,861)
183	10 Year Australian Treasury Bonds	Mar. 2020	18,358,720	(350,647)
103	10 Year Euro-Bund	Mar. 2020	58,327,783	(355,529)
28	10 Year Japanese Bonds	Mar. 2020	39,216,235	(4,877)
1,290	10 Year U.S. Treasury Notes	Mar. 2020	165,664,226	(1,077,436)
351	10 Year U.S. Ultra Treasury Notes	Mar. 2020	49,386,798	(393,159)
229	20 Year U.S. Treasury Bonds	Mar. 2020	35,702,531	(732,705)
10	30 Year Euro Buxl	Mar. 2020	2,225,228	(58,474)
596	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	108,267,124	(2,793,166)
359	Euro-BTP Italian Government Bond	Mar. 2020	57,367,260	(755,700)
111	Euro-OAT	Mar. 2020	20,266,281	(266,867)
899	Mini MSCI EAFE Index	Mar. 2020	91,540,675	(211,894)
149	Russell 2000 E-Mini Index	Mar. 2020	12,445,970	191,454
1,066	S&P 500 E-Mini Index	Mar. 2020	172,217,630	1,759,901
667	Short Euro-BTP	Mar. 2020	84,117,192	9,859

				(7,000,661)

Short Positions:
2,042	2 Year U.S. Treasury Notes	Mar. 2020	543,491,000	229,684
36	3 Year Australian Treasury Bonds	Mar. 2020	2,905,590	19,498
161	5 Year Euro-Bobl	Mar. 2020	24,132,736	69,361
373	5 Year U.S. Treasury Notes	Mar. 2020	44,241,299	156,408
15	10 Year Australian Treasury Bonds	Mar. 2020	1,504,813	27,197
43	10 Year Canadian Government Bonds	Mar. 2020	4,552,493	28,907
389	10 Year Euro-Bund	Mar. 2020	74,391,828	1,118,948
169	10 Year U.K. Gilt	Mar. 2020	29,410,385	166,890

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Financial Futures contracts outstanding at December 31, 2019 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (continued):
453	10 Year U.S. Treasury Notes	Mar. 2020	$58,175,112	$47,636
278	20 Year U.S. Treasury Bonds	Mar. 2020	43,341,937	840,127
47	30 Year Euro Buxl	Mar. 2020	10,458,574	267,767
70	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	12,715,937	428,723
2,685	Euro Schatz Index	Mar. 2020	337,031,506	290,484
11	Euro-OAT	Mar. 2020	2,008,370	26,449

				3,718,079

				$(3,282,582)

Commodity Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation Depreciation
Long Positions:
27	Brent Crude	Jul. 2020	$1,713,420	$99,490
35	Brent Crude	Dec. 2020	2,142,700	102,646
74	Brent Crude	Dec. 2021	4,300,140	72,810
1	Brent Dubai (ICE)	Jan. 2020	918	(1,532)
4	Brent Dubai (ICE)	Feb. 2020	4,316	(1,809)
4	Brent Dubai (ICE)	Mar. 2020	5,128	(997)
4	Brent Dubai (ICE)	Apr. 2020	5,880	(245)
1	Brent Dubai (ICE)	May. 2020	1,565	(885)
1	Brent Dubai (ICE)	Jun. 2020	1,650	(800)
1	Brent Dubai (ICE)	Jul. 2020	1,800	(650)
1	Brent Dubai (ICE)	Aug. 2020	1,890	(560)
1	Brent Dubai (ICE)	Sep. 2020	2,002	(448)
1	Brent Dubai (ICE)	Oct. 2020	2,054	(396)
1	Brent Dubai (ICE)	Nov. 2020	2,124	(326)
1	Brent Dubai (ICE)	Dec. 2020	2,181	(269)
3	Chicago Ethanol (Platts) Swap	Jan. 2020	171,360	(5,781)
14	Chicago Ethanol (Platts) Swap	Feb. 2020	820,260	(13,878)
6	Chicago Ethanol (Platts) Swap	Mar. 2020	355,320	1,285
11	Cocoa	Mar. 2020	279,400	(3,493)
37	Cocoa	May 2020	940,170	12,832
8	Copper	May 2020	561,500	(2,190)
102	Corn	Mar. 2020	1,977,525	(4,477)
5	Corn	May 2020	98,688	1,613
33	Corn	Dec. 2020	664,125	(3,997)
24	Cotton No. 2	Mar. 2020	828,600	34,306
3	Dated Brent vs. Brent 1st Line	Mar. 2020	30	(365)
1	Dated Brent vs. Brent 1st Line	Apr. 2020	30	(82)
26	Gasoline RBOB	Mar. 2020	1,859,676	17,386
8	Gasoline RBOB	May 2020	631,882	6,659
3	Hard Red Winter Wheat	Mar. 2020	72,900	3,194
13	Hard Red Winter Wheat	May 2020	321,263	30,996
10	LME Copper	Mar. 2020	1,543,750	81,506
17	LME Lead	Jan. 2020	814,725	15,075
25	LME Lead	Mar. 2020	1,205,313	(143,819)
23	LME Lead	May 2020	1,110,181	(58,069)
35	LME Nickel	Jan. 2020	2,933,280	(403,869)
28	LME Nickel	Mar. 2020	2,356,200	(118,026)
8	LME Nickel	May 2020	675,264	(93,582)
49	LME PRI Aluminum	Jan. 2020	2,191,831	36,784

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Commodity Futures contracts outstanding at December 31, 2019 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation Depreciation
Long Positions (continued):
38	LME PRI Aluminum	Mar. 2020	$1,719,500	$(2,203)
1	LME PRI Aluminum	May 2020	45,538	994
50	LME Zinc	Jan. 2020	2,851,250	(73,575)
47	LME Zinc	Mar. 2020	2,672,831	14,700
16	LME Zinc	May 2020	906,300	(74,106)
15	Low Sulphur Gas Oil	May 2020	902,625	43,502
2	Natural Gas	Feb. 2020	43,780	(742)
2	Natural Gas	Apr. 2020	42,980	(187)
3	Natural Gas	Oct. 2020	70,380	(693)
9	Natural Gas	Apr. 2021	206,100	(1,043)
4	Natural Gas	May 2021	90,560	579
1	No. 2 Soft Red Winter Wheat	Jul. 2020	28,175	713
11	NY Harbor ULSD	May 2020	916,700	50,936
50	Platinum	Apr. 2020	2,444,500	115,382
3	Silver	Mar. 2020	268,815	10,696
4	Soybean Meal	Mar. 2020	121,880	1,775
18	Soybean Oil	Mar. 2020	375,516	35,465
7	White Sugar	May 2020	127,610	2,315
13	White Sugar (ICE)	Mar. 2020	233,480	12,374
32	WTI Crude	Feb. 2020	1,953,920	87,429
6	WTI Crude	Mar. 2020	364,620	(13,680)
13	WTI Crude	May 2020	779,610	53,941
14	WTI Crude	Sep. 2020	808,780	53,303
37	WTI Crude	Dec. 2020	3,725,040	210,300
93	WTI Crude	Mar. 2021	5,144,760	283,554
12	WTI Crude	May 2021	656,400	19,015
122	WTI Crude	Jun. 2021	7,948,240	236,923
12	WTI Crude	Jul. 2021	649,800	16,580
13	WTI Crude	Dec. 2023	667,030	(2,892)

				737,392

Short Positions:
28	Brent Crude	Mar. 2020	1,848,000	(610)
6	Brent Crude	Apr. 2020	391,740	(17,630)
16	Brent Crude	Jun. 2020	1,025,280	(410)
12	Brent Crude	Oct. 2020	744,360	(35,259)
21	Brent Crude	Jun. 2022	1,204,140	(13,344)
20	Brent Crude	Dec. 2022	1,135,200	2,622
37	Brent Crude	Dec. 2023	2,096,420	31,305
14	Coffee ’C’	May 2020	692,475	(24,502)
3	Coffee’C’	Mar. 2020	145,913	(1,579)
26	Copper	Mar. 2020	1,818,050	(87,181)
45	Corn	Jul. 2020	902,250	69,456
28	Cotton No. 2	May 2020	982,520	(52,253)
4	Dated Brent vs. Brent 1st Line	Jan. 2020	2,032	564
1	Dated Brent vs. Brent 1st Line	Feb. 2020	221	(33)
2	Dated Brent vs. Brent 1st Line	May 2020	20	1,127
2	Dated Brent vs. Brent 1st Line	Jun. 2020	80	1,067
2	Dated Brent vs. Brent 1st Line	Jul. 2020	320	827
2	Dated Brent vs. Brent 1st Line	Aug. 2020	320	827
2	Dated Brent vs. Brent 1st Line	Sep. 2020	320	827
2	Dated Brent vs. Brent 1st Line	Oct. 2020	380	767
2	Dated Brent vs. Brent 1st Line	Nov. 2020	380	767
2	Dated Brent vs. Brent 1st Line	Dec. 2020	380	767
23	Gold 100 OZ	Feb. 2020	3,503,130	(92,147)
1	Hard Red Winter Wheat	Jul. 2020	25,063	(2,204)
49	Live Cattle	Feb. 2020	2,468,130	(14,226)

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Commodity Futures contracts outstanding at December 31, 2019 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation Depreciation
Short Positions (continued):
17	LME Lead	Jan. 2020	$814,725	$66,045
25	LME Lead	Mar. 2020	1,205,313	120,865
5	LME Lead	May 2020	241,344	12,857
35	LME Nickel	Jan. 2020	2,933,280	647,537
7	LME Nickel	Mar. 2020	589,050	92,177
4	LME Nickel	May 2020	337,632	2,879
49	LME PRI Aluminum	Jan. 2020	2,191,831	17,602
36	LME PRI Aluminum	Mar. 2020	1,629,000	(16,206)
29	LME PRI Aluminum	May 2020	1,320,588	10,100
50	LME Zinc	Jan. 2020	2,851,250	(8,376)
21	LME Zinc	Mar. 2020	1,194,244	75,796
62	Low Sulphur Gas Oil	Mar. 2020	3,789,750	(225,304)
89	Natural Gas	Mar. 2020	1,920,620	71,172
13	Natural Gas	Jan. 2021	353,600	4,692
25	No. 2 Soft Red Winter Wheat	May 2020	702,188	(40,054)
6	NY Harbor ULSD	Mar. 2020	508,158	(33,663)
6	Nymex Natural Gas Penultimate	Mar. 2020	129,480	3,465
25	Soybean	Mar. 2020	1,194,375	(20,706)
19	Soybean	May 2020	920,313	(11,586)
5	Sugar #11 (World)	Mar. 2020	75,152	166
65	Sugar #11 (World)	May 2020	985,712	(37,537)
81	Wheat	Mar. 2020	2,262,937	(168,399)
78	WTI Crude	Mar. 2020	4,740,060	(321,110)
4	WTI Crude	Jun. 2020	6,895,040	(413,594)
44	WTI Crude	Dec. 2021	3,714,900	(69,536)
28	WTI Crude	Jun. 2022	1,458,800	(13,720)
50	WTI Crude	Dec. 2022	2,579,000	8,825
1	WTI Houston (Argus) vs. WTI Trade Month	Feb. 2020	3,130	670
1	WTI Houston (Argus) vs. WTI Trade Month	Mar. 2020	2,800	1,000
1	WTI Houston (Argus) vs. WTI Trade Month	Apr. 2020	2,600	1,200
1	WTI Houston (Argus) vs. WTI Trade Month	May 2020	2,600	1,200
1	WTI Houston (Argus) vs. WTI Trade Month	Jun. 2020	2,600	1,200
1	WTI Houston (Argus) vs. WTI Trade Month	Jul. 2020	2,600	1,200
1	WTI Houston (Argus) vs. WTI Trade Month	Aug. 2020	2,600	1,200
1	WTI Houston (Argus) vs. WTI Trade Month	Sep. 2020	2,600	1,200
1	WTI Houston (Argus) vs. WTI Trade Month	Oct. 2020	2,600	1,200
1	WTI Houston (Argus) vs. WTI Trade Month	Nov. 2020	2,600	1,200
1	WTI Houston (Argus) vs. WTI Trade Month	Dec. 2020	2,600	1,200
1	WTI Midland (Argus) vs. WTI Trade Month	Feb. 2020	720	580
1	WTI Midland (Argus) vs. WTI Trade Month	Mar. 2020	780	520
1	WTI Midland (Argus) vs. WTI Trade Month	Apr. 2020	800	500
1	WTI Midland (Argus) vs. WTI Trade Month	May 2020	850	450
1	WTI Midland (Argus) vs. WTI Trade Month	Jun. 2020	900	400
1	WTI Midland (Argus) vs. WTI Trade Month	Jul. 2020	980	320
1	WTI Midland (Argus) vs. WTI Trade Month	Aug. 2020	980	320
1	WTI Midland (Argus) vs. WTI Trade Month	Sep. 2020	980	320
1	WTI Midland (Argus) vs. WTI Trade Month	Oct. 2020	980	320
1	WTI Midland (Argus) vs. WTI Trade Month	Nov. 2020	980	320
1	WTI Midland (Argus) vs. WTI Trade Month	Dec. 2020	980	320

				(459,228)

				$278,164

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/10/20	Morgan Stanley & Co. International PLC	AUD	2,497	$1,694,391	$1,752,725	$58,334	$—
Expiring 01/13/20	HSBC Bank USA, N.A.	AUD	2,870	1,978,917	2,014,697	35,780	—
Expiring 01/13/20	Standard Chartered Bank, London	AUD	4,289	2,928,075	3,010,813	82,738	—
Brazilian Real,
Expiring 01/03/20	Citibank, N.A.	BRL	20,800	5,452,448	5,169,995	—	(282,453)
Expiring 01/03/20	Citibank, N.A.	BRL	6,302	1,502,760	1,566,422	63,662	—
Expiring 01/03/20	Goldman Sachs Bank USA	BRL	21,000	5,506,608	5,219,707	—	(286,901)
Expiring 01/03/20	Goldman Sachs Bank USA	BRL	17,454	4,137,599	4,338,283	200,684	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	16,173	3,829,135	4,019,997	190,862	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	7,136	1,689,377	1,773,583	84,206	—
Expiring 02/04/20	Citibank, N.A.	BRL	7,136	1,753,002	1,771,932	18,930	—
Expiring 02/04/20	Standard Chartered Bank, London	BRL	29,043	7,135,924	7,212,094	76,170	—
British Pound,
Expiring 01/10/20	BNP Paribas S.A.	GBP	4,152	5,468,647	5,501,332	32,685	—
Expiring 01/10/20	BNP Paribas S.A.	GBP	3,453	4,541,778	4,575,169	33,391	—
Expiring 01/10/20	HSBC Bank USA, N.A.	GBP	893	1,194,116	1,183,211	—	(10,905)
Expiring 01/13/20	HSBC Bank USA, N.A.	GBP	1,471	1,962,875	1,949,218	—	(13,657)
Canadian Dollar,
Expiring 01/13/20	Goldman Sachs Bank USA	CAD	24	18,264	18,483	219	—
Expiring 01/13/20	Morgan Stanley & Co. International PLC	CAD	5,149	3,874,199	3,965,490	91,291	—
Expiring 01/22/20	Barclays Bank PLC	CAD	624	475,226	480,507	5,281	—
Chilean Peso,
Expiring 01/06/20	Citibank, N.A.	CLP	664,410	835,000	883,688	48,688	—
Expiring 01/09/20	Citibank, N.A.	CLP	319,917	408,000	425,519	17,519	—
Expiring 01/09/20	Goldman Sachs Bank USA	CLP	78,525	100,000	104,445	4,445	—
Expiring 01/09/20	Natwest Markets PLC	CLP	93,403	119,000	124,235	5,235	—
Expiring 01/15/20	Citibank, N.A.	CLP	525,762	664,000	699,358	35,358	—
Expiring 01/27/20	Citibank, N.A.	CLP	1,460,435	1,959,000	1,942,898	—	(16,102)
Expiring 01/27/20	Citibank, N.A.	CLP	326,789	437,000	434,745	—	(2,255)
Expiring 01/27/20	Goldman Sachs Bank USA	CLP	1,195,440	1,600,000	1,590,361	—	(9,639)
Expiring 01/27/20	HSBC Bank USA, N.A.	CLP	49,962	67,000	66,467	—	(533)
Expiring 01/27/20	Natwest Markets PLC	CLP	664,410	872,788	883,902	11,114	—
Chinese Renminbi,
Expiring 03/18/20	Deutsche Bank AG	CNH	38,846	5,437,196	5,570,340	133,144	—
Expiring 03/18/20	HSBC Bank USA, N.A.	CNH	23,718	3,303,053	3,401,096	98,043	—
Expiring 03/18/20	HSBC Bank USA, N.A.	CNH	19,027	2,700,370	2,728,470	28,100	—
Expiring 03/18/20	HSBC Bank USA, N.A.	CNH	12,572	1,780,546	1,802,765	22,219	—
Expiring 03/18/20	HSBC Bank USA, N.A.	CNH	1,953	277,093	280,055	2,962	—
Expiring 03/18/20	UBS AG	CNH	1,984	282,157	284,500	2,343	—
Colombian Peso,
Expiring 01/15/20	Natwest Markets PLC	COP	17,562,252	5,052,141	5,339,445	287,304	—
Danish Krone,
Expiring 01/02/20	Citibank, N.A.	DKK	41,715	6,194,880	6,262,647	67,767	—
Expiring 01/02/20	Goldman Sachs Bank USA	DKK	347,680	51,680,804	52,196,931	516,127	—
Expiring 01/02/20	Goldman Sachs Bank USA	DKK	115,926	17,213,169	17,403,859	190,690	—
Expiring 01/02/20	Goldman Sachs Bank USA	DKK	35,405	5,220,804	5,315,331	94,527	—
Euro,
Expiring 01/10/20	BNP Paribas S.A.	EUR	8,497	9,485,525	9,537,020	51,495	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	1,023	1,135,845	1,148,214	12,369	—
Expiring 01/13/20	HSBC Bank USA, N.A.	EUR	885	982,763	993,507	10,744	—

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Euro (continued),
Expiring 03/16/20	BNP Paribas S.A.	EUR	542	$612,452	$610,602	$—	$(1,850)
Expiring 03/16/20	Citibank, N.A.	EUR	546	616,946	615,082	—	(1,864)
Expiring 03/16/20	Morgan Stanley & Co. International PLC	EUR	546	617,515	615,650	—	(1,865)
Expiring 03/16/20	Natwest Markets PLC	EUR	622	706,347	701,268	—	(5,079)
Expiring 06/28/21	Morgan Stanley & Co. International PLC	EUR	59	75,432	68,382	—	(7,050)
Hong Kong Dollar,
Expiring 09/03/20	BNP Paribas S.A.	HKD	57,465	7,328,000	7,365,246	37,246	—
Indian Rupee,
Expiring 04/27/20	HSBC Bank USA, N.A.	INR	659,393	8,986,000	9,138,002	152,002	—
Expiring 05/04/20	BNP Paribas S.A.	INR	652,046	8,875,000	9,028,590	153,590	—
Indonesian Rupiah,
Expiring 03/18/20	Deutsche Bank AG	IDR	111,195,202	7,779,152	7,986,699	207,547	—
Expiring 03/18/20	Deutsche Bank AG	IDR	49,938,783	3,493,688	3,586,899	93,211	—
Japanese Yen,
Expiring 01/10/20	Citibank, N.A.	JPY	1,788,045	16,469,052	16,465,637	—	(3,415)
Expiring 01/10/20	Citibank, N.A.	JPY	1,164,000	10,721,194	10,718,971	—	(2,223)
Expiring 01/14/20	Morgan Stanley & Co. International PLC	JPY	420,549	3,869,280	3,873,552	4,272	—
Mexican Peso,
Expiring 01/22/20	Citibank, N.A.	MXN	66,804	3,410,978	3,521,489	110,511	—
Expiring 01/22/20	Citibank, N.A.	MXN	19,404	990,768	1,022,867	32,099	—
Expiring 01/22/20	Citibank, N.A.	MXN	2,579	131,704	135,949	4,245	—
Expiring 01/22/20	JPMorgan Chase Bank, N.A.	MXN	83,069	4,133,494	4,378,865	245,371	—
Expiring 01/28/20	Goldman Sachs Bank USA	MXN	48,109	2,388,670	2,533,592	144,922	—
Expiring 05/05/20	Natwest Markets PLC	MXN	102,473	5,223,814	5,320,177	96,363	—
Expiring 05/05/20	Natwest Markets PLC	MXN	57,028	2,907,145	2,960,773	53,628	—
Expiring 06/17/20	BNP Paribas S.A.	MXN	48,109	2,441,065	2,482,249	41,184	—
New Taiwanese Dollar,
Expiring 02/03/20	BNP Paribas S.A.	TWD	59,505	1,993,000	1,994,149	1,149	—
Expiring 02/03/20	BNP Paribas S.A.	TWD	20,184	677,000	676,424	—	(576)
Expiring 03/18/20	Credit Suisse International	TWD	47,447	1,569,000	1,595,649	26,649	—
Expiring 03/18/20	Credit Suisse International	TWD	16,226	536,000	545,681	9,681	—
Expiring 03/18/20	Standard Chartered Bank, London	TWD	47,742	1,578,000	1,605,598	27,598	—
New Zealand Dollar,
Expiring 01/13/20	BNP Paribas S.A.	NZD	1,427	932,788	960,831	28,043	—
Expiring 01/13/20	Standard Chartered Bank, London	NZD	3,009	1,958,701	2,026,028	67,327	—
Norwegian Krone,
Expiring 01/10/20	Morgan Stanley & Co. International PLC	NOK	16,370	1,861,713	1,864,709	2,996	—
Expiring 01/13/20	Morgan Stanley & Co. International PLC	NOK	26,487	2,899,712	3,017,177	117,465	—
Peruvian Nuevo Sol,
Expiring 01/10/20	Citibank, N.A.	PEN	21,417	6,378,960	6,462,423	83,463	—
Expiring 01/10/20	Citibank, N.A.	PEN	2,362	703,410	712,613	9,203	—
Expiring 01/15/20	Citibank, N.A.	PEN	6,375	1,919,874	1,923,118	3,244	—
Expiring 01/15/20	Citibank, N.A.	PEN	5,564	1,675,664	1,678,495	2,831	—
Polish Zloty,
Expiring 02/10/20	Standard Chartered Bank, London	PLN	20,058	5,117,015	5,287,681	170,666	—
Romanian Leu,
Expiring 03/16/20	Citibank, N.A.	RON	6,206	1,481,941	1,449,087	—	(32,854)

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Romanian Leu (continued),
Expiring 03/16/20	Goldman Sachs Bank USA	RON	1,915	$460,626	$447,112	$—	$(13,514)
Expiring 03/16/20	Morgan Stanley & Co. International PLC	RON	3,009	715,120	702,639	—	(12,481)
Russian Ruble,
Expiring 01/24/20	HSBC Bank USA, N.A.	RUB	334,630	5,062,438	5,375,523	313,085	—
Expiring 01/24/20	HSBC Bank USA, N.A.	RUB	35,662	539,512	572,878	33,366	—
Expiring 02/18/20	Goldman Sachs Bank USA	RUB	206,267	3,217,398	3,303,368	85,970	—
Expiring 03/16/20	Morgan Stanley & Co. International PLC	RUB	198,503	3,054,814	3,169,028	114,214	—
Singapore Dollar,
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	SGD	2,459	1,810,291	1,829,712	19,421	—
South Korean Won,
Expiring 01/06/20	BNP Paribas S.A.	KRW	652,120	548,000	564,484	16,484	—
Expiring 01/06/20	HSBC Bank USA, N.A.	KRW	739,611	621,000	640,217	19,217	—
Expiring 01/09/20	BNP Paribas S.A.	KRW	656,328	552,000	568,229	16,229	—
Expiring 01/09/20	Citibank, N.A.	KRW	640,925	539,000	554,893	15,893	—
Expiring 01/10/20	Citibank, N.A.	KRW	1,108,443	935,000	959,659	24,659	—
Expiring 01/10/20	Credit Suisse International	KRW	781,574	659,000	676,665	17,665	—
Expiring 03/18/20	Barclays Bank PLC	KRW	1,186	1,000	1,028	28	—
Expiring 03/18/20	BNP Paribas S.A.	KRW	698,201	589,000	605,335	16,335	—
Expiring 03/18/20	BNP Paribas S.A.	KRW	3,556	3,000	3,083	83	—
Expiring 03/18/20	Credit Suisse International	KRW	942,314	795,000	816,979	21,979	—
Expiring 03/18/20	Credit Suisse International	KRW	770,965	650,000	668,421	18,421	—
Expiring 03/18/20	Credit Suisse International	KRW	7,112	6,000	6,166	166	—
Expiring 03/18/20	HSBC Bank USA, N.A.	KRW	1,762,693	1,486,000	1,528,243	42,243	—
Expiring 03/18/20	HSBC Bank USA, N.A.	KRW	1,391,731	1,201,228	1,206,621	5,393	—
Swedish Krona,
Expiring 01/13/20	Standard Chartered Bank, London	SEK	9,363	984,495	1,000,285	15,790	—
Swiss Franc,
Expiring 01/13/20	Standard Chartered Bank, London	CHF	1,029	1,043,664	1,064,245	20,581	—

				$321,485,535	$326,138,473	5,358,154	(705,216)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/10/20	Barclays Bank PLC	AUD	7,817	$5,305,124	$5,487,006	$—	$(181,882)
Expiring 01/13/20	Morgan Stanley & Co. International PLC	AUD	1,453	997,883	1,019,984	—	(22,101)
Brazilian Real,
Expiring 01/03/20	Citibank, N.A.	BRL	7,136	1,755,136	1,773,583	—	(18,447)
Expiring 01/03/20	Citibank, N.A.	BRL	5,796	1,357,000	1,440,745	—	(83,745)
Expiring 01/03/20	Goldman Sachs Bank USA	BRL	41,800	10,546,234	10,389,702	156,532	—
Expiring 01/03/20	Goldman Sachs Bank USA	BRL	2,380	574,000	591,490	—	(17,490)
Expiring 01/03/20	Standard Chartered Bank, London	BRL	29,043	7,144,614	7,218,819	—	(74,205)
Expiring 01/03/20	Standard Chartered Bank, London	BRL	2,710	662,000	673,647	—	(11,647)
Expiring 04/02/20	JPMorgan Chase Bank, N.A.	BRL	44,050	11,088,177	10,906,192	181,985	—
British Pound,
Expiring 01/09/20	Barclays Bank PLC	GBP	6,288	8,095,289	8,331,335	—	(236,046)

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
British Pound (continued),
Expiring 01/10/20	BNP Paribas S.A.	GBP	24,427	$31,631,250	$32,364,869	$—	$(733,619)
Expiring 01/10/20	BNP Paribas S.A.	GBP	16,091	20,837,042	21,320,312	—	(483,270)
Expiring 01/10/20	BNP Paribas S.A.	GBP	1,162	1,504,498	1,539,631	—	(35,133)
Expiring 01/10/20	BNP Paribas S.A.	GBP	902	1,186,688	1,195,136	—	(8,448)
Expiring 01/10/20	BNP Paribas S.A.	GBP	594	795,068	787,040	8,028	—
Expiring 01/10/20	HSBC Bank USA, N.A.	GBP	4,824	6,289,725	6,391,721	—	(101,996)
Canadian Dollar,
Expiring 01/10/20	Barclays Bank PLC	CAD	2,411	1,814,963	1,856,798	—	(41,835)
Expiring 01/10/20	HSBC Bank USA, N.A.	CAD	3,958	2,981,379	3,048,200	—	(66,821)
Expiring 01/10/20	HSBC Bank USA, N.A.	CAD	1,033	784,267	795,551	—	(11,284)
Expiring 01/10/20	UBS AG	CAD	9,244	6,945,154	7,119,141	—	(173,987)
Expiring 01/13/20	HSBC Bank USA, N.A.	CAD	2,579	1,942,143	1,986,211	—	(44,068)
Chilean Peso,
Expiring 01/06/20	Natwest Markets PLC	CLP	664,410	872,272	883,688	—	(11,416)
Expiring 01/27/20	BNP Paribas S.A.	CLP	364,696	489,000	485,176	3,824	—
Expiring 01/27/20	Citibank, N.A.	CLP	197,454	264,000	262,684	1,316	—
Expiring 01/27/20	Citibank, N.A.	CLP	141,835	190,000	188,691	1,309	—
Expiring 01/27/20	Goldman Sachs Bank USA	CLP	151,544	202,000	201,608	392	—
Expiring 01/27/20	HSBC Bank USA, N.A.	CLP	2,295,644	3,171,655	3,054,024	117,631	—
Expiring 02/24/20	HSBC Bank USA, N.A.	CLP	736,801	929,542	980,457	—	(50,915)
Chinese Renminbi,
Expiring 03/18/20	Deutsche Bank AG	CNH	9,616	1,334,789	1,378,978	—	(44,189)
Expiring 03/18/20	Goldman Sachs Bank USA	CNH	34,944	4,955,472	5,010,826	—	(55,354)
Expiring 03/18/20	Goldman Sachs Bank USA	CNH	14,070	1,998,867	2,017,599	—	(18,732)
Expiring 03/18/20	HSBC Bank USA, N.A.	CNH	27,619	3,829,101	3,960,534	—	(131,433)
Expiring 03/18/20	HSBC Bank USA, N.A.	CNH	16,462	2,340,000	2,360,592	—	(20,592)
Colombian Peso,
Expiring 01/15/20	Citibank, N.A.	COP	1,155,405	345,000	351,277	—	(6,277)
Expiring 01/15/20	Goldman Sachs Bank USA	COP	4,443,512	1,329,000	1,350,959	—	(21,959)
Expiring 02/14/20	Citibank, N.A.	COP	7,137,189	2,104,000	2,167,402	—	(63,402)
Expiring 02/14/20	Citibank, N.A.	COP	3,087,636	890,771	937,645	—	(46,874)
Expiring 02/14/20	Citibank, N.A.	COP	1,776,627	522,000	539,521	—	(17,521)
Expiring 02/14/20	Citibank, N.A.	COP	231,648	66,830	70,347	—	(3,517)
Expiring 02/14/20	Citibank, N.A.	COP	6,780	2,000	2,059	—	(59)
Expiring 02/14/20	Citibank, N.A.	COP	3,392	1,000	1,030	—	(30)
Czech Koruna,
Expiring 01/10/20	HSBC Bank USA, N.A.	CZK	21,000	917,714	926,350	—	(8,636)
Danish Krone,
Expiring 01/02/20	BNP Paribas S.A.	DKK	15,790	2,350,477	2,370,543	—	(20,066)
Expiring 01/02/20	Goldman Sachs Bank USA	DKK	116,220	17,137,745	17,448,037	—	(310,292)
Expiring 01/02/20	HSBC Bank USA, N.A.	DKK	25,110	3,734,639	3,769,749	—	(35,110)
Expiring 01/02/20	HSBC Bank USA, N.A.	DKK	23,580	3,520,535	3,540,051	—	(19,516)
Expiring 01/02/20	HSBC Bank USA, N.A.	DKK	18,240	2,737,031	2,738,360	—	(1,329)
Expiring 01/02/20	HSBC Bank USA, N.A.	DKK	17,965	2,684,014	2,697,075	—	(13,061)
Expiring 01/02/20	HSBC Bank USA, N.A.	DKK	14,525	2,172,199	2,180,629	—	(8,430)
Expiring 01/02/20	HSBC Bank USA, N.A.	DKK	9,420	1,397,617	1,414,219	—	(16,602)
Expiring 01/02/20	JPMorgan Chase Bank, N.A.	DKK	14,595	2,156,772	2,191,138	—	(34,366)
Expiring 01/02/20	JPMorgan Chase Bank, N.A.	DKK	7,140	1,062,280	1,071,924	—	(9,644)
Expiring 01/02/20	Morgan Stanley & Co. International PLC	DKK	26,445	3,961,835	3,970,172	—	(8,337)
Expiring 01/02/20	UBS AG	DKK	253,116	37,390,060	38,000,110	—	(610,050)
Expiring 04/01/20	Goldman Sachs Bank USA	DKK	347,680	52,005,478	52,523,096	—	(517,618)
Expiring 04/01/20	Goldman Sachs Bank USA	DKK	115,926	17,321,449	17,512,611	—	(191,162)
Euro,
Expiring 01/09/20	Citibank, N.A.	EUR	38,141	42,285,537	42,807,080	—	(521,543)

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Euro (continued),
Expiring 01/09/20	Citibank, N.A.	EUR	620	$692,751	$695,844	$—	$(3,093)
Expiring 01/10/20	BNP Paribas S.A.	EUR	5,054	5,620,333	5,672,602	—	(52,269)
Expiring 01/10/20	BNP Paribas S.A.	EUR	2,834	3,180,069	3,180,878	—	(809)
Expiring 01/10/20	BNP Paribas S.A.	EUR	506	564,451	567,934	—	(3,483)
Expiring 01/10/20	Goldman Sachs Bank USA	EUR	85,032	93,977,700	95,439,349	—	(1,461,649)
Expiring 01/10/20	Goldman Sachs Bank USA	EUR	8,435	9,322,438	9,467,431	—	(144,993)
Expiring 01/10/20	HSBC Bank USA, N.A.	EUR	5,359	5,948,481	6,014,934	—	(66,453)
Expiring 01/10/20	HSBC Bank USA, N.A.	EUR	583	648,126	654,358	—	(6,232)
Expiring 01/13/20	HSBC Bank USA, N.A.	EUR	894	998,414	1,003,610	—	(5,196)
Expiring 01/13/20	Standard Chartered Bank, London	EUR	1,752	1,947,507	1,966,902	—	(19,395)
Expiring 03/16/20	Citibank, N.A.	EUR	1,275	1,481,941	1,437,363	44,578	—
Expiring 03/16/20	Goldman Sachs Bank USA	EUR	395	460,626	444,910	15,716	—
Expiring 03/16/20	Morgan Stanley & Co. International PLC	EUR	619	715,120	697,628	17,492	—
Hong Kong Dollar,
Expiring 09/03/20	BNP Paribas S.A.	HKD	5,233	666,000	670,721	—	(4,721)
Expiring 09/03/20	Standard Chartered Bank, London	HKD	52,915	6,733,000	6,782,020	—	(49,020)
Indian Rupee,
Expiring 04/27/20	Goldman Sachs Bank USA	INR	659,393	9,088,803	9,138,001	—	(49,198)
Expiring 05/04/20	JPMorgan Chase Bank, N.A.	INR	325,743	4,520,441	4,510,416	10,025	—
Expiring 05/04/20	Standard Chartered Bank, London	INR	326,303	4,542,526	4,518,174	24,352	—
Indonesian Rupiah,
Expiring 03/18/20	HSBC Bank USA, N.A.	IDR	3,641,412	258,000	261,548	—	(3,548)
Israeli Shekel,
Expiring 01/16/20	Citibank, N.A.	ILS	1,954	564,811	566,264	—	(1,453)
Expiring 01/16/20	Citibank, N.A.	ILS	873	251,598	252,993	—	(1,395)
Japanese Yen,
Expiring 01/10/20	Citibank, N.A.	JPY	1,167,900	10,682,072	10,754,884	—	(72,812)
Expiring 01/10/20	HSBC Bank USA, N.A.	JPY	2,105,600	19,281,209	19,389,918	—	(108,709)
Expiring 01/14/20	BNP Paribas S.A.	JPY	105,626	971,556	972,890	—	(1,334)
Expiring 01/14/20	HSBC Bank USA, N.A.	JPY	530,445	4,851,787	4,885,771	—	(33,984)
Mexican Peso,
Expiring 01/09/20	Citibank, N.A.	MXN	8,000	414,519	422,583	—	(8,064)
Expiring 01/09/20	Goldman Sachs Bank USA	MXN	8,400	435,305	443,711	—	(8,406)
Expiring 01/22/20	JPMorgan Chase Bank, N.A.	MXN	12,355	614,784	651,279	—	(36,495)
Expiring 01/22/20	Natwest Markets PLC	MXN	102,473	5,303,708	5,401,732	—	(98,024)
Expiring 01/22/20	Natwest Markets PLC	MXN	57,028	2,951,607	3,006,159	—	(54,552)
Expiring 01/28/20	BNP Paribas S.A.	MXN	48,109	2,492,049	2,533,591	—	(41,542)
Expiring 02/06/20	Goldman Sachs Bank USA	MXN	49,400	2,537,146	2,598,087	—	(60,941)
New Taiwanese Dollar,
Expiring 03/18/20	Deutsche Bank AG	TWD	112,469	3,723,403	3,782,385	—	(58,982)
Expiring 03/18/20	Deutsche Bank AG	TWD	79,578	2,634,519	2,676,252	—	(41,733)
New Zealand Dollar,
Expiring 01/10/20	Morgan Stanley & Co. International PLC	NZD	3,774	2,499,498	2,541,002	—	(41,504)
Expiring 01/10/20	UBS AG	NZD	8,380	5,388,449	5,642,181	—	(253,732)
Expiring 01/13/20	HSBC Bank USA, N.A.	NZD	1,385	914,736	932,552	—	(17,816)
Norwegian Krone,
Expiring 01/13/20	BNP Paribas S.A.	NOK	17,731	1,938,748	2,019,766	—	(81,018)
Expiring 01/13/20	Citibank, N.A.	NOK	35,162	3,903,861	4,005,360	—	(101,499)
Peruvian Nuevo Sol,
Expiring 01/10/20	Citibank, N.A.	PEN	12,037	3,580,001	3,632,135	—	(52,134)

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Peruvian Nuevo Sol (continued),
Expiring 01/10/20	Citibank, N.A.	PEN	9,380	$2,793,569	$2,830,289	$—	$(36,720)
Expiring 01/10/20	Citibank, N.A.	PEN	2,362	702,385	712,614	—	(10,229)
Expiring 01/15/20	BNP Paribas S.A.	PEN	6,375	1,898,207	1,923,118	—	(24,911)
Expiring 01/15/20	BNP Paribas S.A.	PEN	5,564	1,656,753	1,678,495	—	(21,742)
Expiring 02/12/20	Citibank, N.A.	PEN	18,018	5,383,140	5,430,667	—	(47,527)
Expiring 03/04/20	Citibank, N.A.	PEN	21,417	6,364,175	6,450,316	—	(86,141)
Expiring 03/04/20	Citibank, N.A.	PEN	2,362	701,779	711,278	—	(9,499)
Expiring 03/18/20	Citibank, N.A.	PEN	6,375	1,915,662	1,918,914	—	(3,252)
Expiring 03/18/20	Citibank, N.A.	PEN	5,564	1,671,988	1,674,826	—	(2,838)
Polish Zloty,
Expiring 02/10/20	HSBC Bank USA, N.A.	PLN	1,016	264,391	267,831	—	(3,440)
Expiring 02/10/20	JPMorgan Chase Bank, N.A.	PLN	10,982	2,858,746	2,895,009	—	(36,263)
Expiring 02/10/20	JPMorgan Chase Bank, N.A.	PLN	8,129	2,120,362	2,142,919	—	(22,557)
Romanian Leu,
Expiring 03/16/20	BNP Paribas S.A.	RON	2,690	612,452	628,184	—	(15,732)
Expiring 03/16/20	Citibank, N.A.	RON	2,710	616,946	632,698	—	(15,752)
Expiring 03/16/20	Morgan Stanley & Co. International PLC	RON	2,714	617,515	633,715	—	(16,200)
Expiring 03/16/20	Natwest Markets PLC	RON	3,087	706,347	720,840	—	(14,493)
Russian Ruble,
Expiring 01/24/20	HSBC Bank USA, N.A.	RUB	36,558	579,000	587,272	—	(8,272)
Expiring 01/24/20	HSBC Bank USA, N.A.	RUB	30,712	481,000	493,358	—	(12,358)
Singapore Dollar,
Expiring 03/18/20	HSBC Bank USA, N.A.	SGD	2,479	1,816,574	1,844,639	—	(28,065)
South African Rand,
Expiring 01/22/20	HSBC Bank USA, N.A.	ZAR	75,600	5,302,803	5,382,029	—	(79,226)
Expiring 02/26/20	Standard Chartered Bank, London	ZAR	8,875	569,562	628,896	—	(59,334)
Expiring 03/04/20	Citibank, N.A.	ZAR	61,957	3,978,641	4,386,493	—	(407,852)
South Korean Won,
Expiring 01/06/20	HSBC Bank USA, N.A.	KRW	1,391,731	1,199,727	1,204,701	—	(4,974)
Expiring 02/24/20	HSBC Bank USA, N.A.	KRW	2,318,602	1,953,000	2,008,031	—	(55,031)
Expiring 02/26/20	HSBC Bank USA, N.A.	KRW	2,429,994	2,047,000	2,104,545	—	(57,545)
Expiring 03/18/20	Citibank, N.A.	KRW	4,224,785	3,600,833	3,662,860	—	(62,027)
Expiring 03/18/20	Citibank, N.A.	KRW	492,277	419,573	426,800	—	(7,227)
Swedish Krona,
Expiring 01/10/20	BNP Paribas S.A.	SEK	40,047	4,183,929	4,277,816	—	(93,887)
Expiring 01/13/20	Morgan Stanley & Co. International PLC	SEK	193	20,373	20,619	—	(246)
Swiss Franc,
Expiring 01/10/20	Goldman Sachs Bank USA	CHF	4,595	4,621,376	4,751,385	—	(130,009)
Expiring 01/10/20	Morgan Stanley & Co. International PLC	CHF	239	243,318	247,134	—	(3,816)
Expiring 01/13/20	BNP Paribas S.A.	CHF	62	63,186	64,123	—	(937)
Expiring 01/13/20	HSBC Bank USA, N.A.	CHF	6,750	6,826,615	6,981,200	—	(154,585)
Thai Baht,
Expiring 03/18/20	BNP Paribas S.A.	THB	3,739	123,883	125,070	—	(1,187)

				$639,127,218	$648,288,156	583,180	(9,744,118)

						$5,941,334	$(10,449,334)

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)**:
Federal Republic of Brazil (D01)	12/20/23	1.000%(Q)	7,500	0.746%	$75,310	$(7,292)	$82,602	Barclays Bank PLC
Government of Malaysia (D01)	12/20/23	1.000%(Q)	1,500	0.263%	43,234	(1,458)	44,692	Barclays Bank PLC
People’s Republic of China (D01)	12/20/23	1.000%(Q)	5,000	0.226%	151,323	(4,861)	156,184	Barclays Bank PLC
Republic of Argentina (D01)	12/20/23	1.000%(Q)	1,500	85.808%	(861,256)	(1,458)	(859,798)	Barclays Bank PLC
Republic of Chile (D01)	12/20/23	1.000%(Q)	1,500	0.308%	40,576	(1,458)	42,034	Barclays Bank PLC
Republic of Colombia (D01)	12/20/23	1.000%(Q)	2,000	0.510%	38,351	(1,944)	40,295	Barclays Bank PLC
Republic of Indonesia (D01)	12/20/23	1.000%(Q)	2,000	0.466%	41,761	(1,944)	43,705	Barclays Bank PLC
Republic of Lebanon (D01)	12/20/23	1.000%(Q)	1,500	38.369%	(822,622)	(1,458)	(821,164)	Barclays Bank PLC
Republic of Panama (D01)	12/20/23	1.000%(Q)	1,500	0.288%	41,793	(1,458)	43,251	Barclays Bank PLC
Republic of Peru (D01)	12/20/23	1.000%(Q)	1,500	0.274%	42,634	(1,458)	44,092	Barclays Bank PLC
Republic of Philippines (D01)	12/20/23	1.000%(Q)	1,500	0.244%	44,301	(1,458)	45,759	Barclays Bank PLC
Republic of South Africa (D01)	12/20/23	1.000%(Q)	4,500	1.345%	(57,171)	(4,375)	(52,796)	Barclays Bank PLC
Republic of Turkey (D01)	12/20/23	1.000%(Q)	7,500	2.512%	(415,697)	(7,292)	(408,405)	Barclays Bank PLC
Russian Federation (D01)	12/20/23	1.000%(Q)	4,500	0.386%	108,116	(4,375)	112,491	Barclays Bank PLC
United Mexican States (D01)	12/20/23	1.000%(Q)	6,500	0.559%	112,301	(6,319)	118,620	Barclays Bank PLC
Emirate of Abu Dhabi. (D02)	12/20/24	1.000%(Q)	1,000	0.336%	32,170	(472)	32,642	Morgan Stanley & Co. International PLC
Federation of Malaysia (D02)	12/20/24	1.000%(Q)	2,000	0.352%	62,661	(944)	63,605	Morgan Stanley & Co. International PLC
Federative Republic of Brazil (D02)	12/20/24	1.000%(Q)	6,000	0.991%	4,526	(3,167)	7,693	Morgan Stanley & Co. International PLC
Kingdom of Saudi Arabia (D02)	12/20/24	1.000%(Q)	1,000	0.563%	21,176	(472)	21,648	Morgan Stanley & Co. International PLC
People’s Republic of China (D02)	12/20/24	1.000%(Q)	4,500	0.320%	147,946	(2,375)	150,321	Morgan Stanley & Co. International PLC
Republic of Argentina (D02)	12/20/24	1.000%(Q)	2,500	79.997%	(1,444,736)	(1,319)	(1,443,417)	Morgan Stanley & Co. International PLC
Republic of Chile (D02)	12/20/24	1.000%(Q)	1,000	0.422%	27,985	(472)	28,457	Morgan Stanley & Co. International PLC
Republic of Colombia (D02)	12/20/24	1.000%(Q)	2,500	0.727%	33,278	(1,319)	34,597	Morgan Stanley & Co. International PLC
Republic of Indonesia (D02)	12/20/24	1.000%(Q)	4,000	0.629%	71,811	(2,111)	73,922	Morgan Stanley & Co. International PLC
Republic of Lebanon (D02)	12/20/24	1.000%(Q)	1,000	34.265%	(559,829)	(472)	(559,357)	Morgan Stanley & Co. International PLC
Republic of Panama (D02)	12/20/24	1.000%(Q)	1,000	0.423%	27,962	(472)	28,434	Morgan Stanley & Co. International PLC
Republic of Peru (D02)	12/20/24	1.000%(Q)	1,000	0.421%	28,059	(472)	28,531	Morgan Stanley & Co. International PLC
Republic of Philippines (D02)	12/20/24	1.000%(Q)	1,000	0.338%	31,967	(472)	32,439	Morgan Stanley & Co. International PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)** (continued):
Republic of South Africa (D02)	12/20/24	1.000%(Q)	4,500	1.625%	$(128,959)	$(2,375)	$(126,584)	Morgan Stanley & Co. International PLC
Republic of Turkey (D02)	12/20/24	1.000%(Q)	6,000	2.791%	(479,797)	(3,167)	(476,630)	Morgan Stanley & Co. International PLC
Russian Federation (D02)	12/20/24	1.000%(Q)	4,000	0.556%	86,003	(2,111)	88,114	Morgan Stanley & Co. International PLC
State of Qatar (D02)	12/20/24	1.000%(Q)	1,000	0.365%	30,753	(472)	31,225	Morgan Stanley & Co. International PLC
United Mexican States (D02)	12/20/24	1.000%(Q)	6,000	0.784%	63,381	(3,167)	66,548	Morgan Stanley & Co. International PLC

					$(3,360,689)	$(74,439)	$(3,286,250)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on credit indices—Buy Protection(1)**:
CDX.NA.EM.30.V1 (D01)	12/20/23	1.000%(Q)	50,000	$1,216,089	$(11,389)	$1,227,478	Barclays Bank PLC
CDX.NA.EM.32.V1 (D02)	12/20/24	1.000%(Q)	50,000	1,663,718	(46,389)	1,710,107	Morgan Stanley & Co. International PLC

				$2,879,807	$(57,778)	$2,937,585

**

The Portfolio entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Portfolio bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The up-front premium is attached to the index of the trade. Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01—D02).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed securities—Sell Protection(2)^:
Towd Point Mortgage Trust	07/25/56	0.450%(M)	10,393	*	$780	$—	$780	Citigroup Global Markets, Inc.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Daimler AG	12/20/20	1.000%(Q)	EUR	500	0.132%	$8,231	$4,989	$(3,242)
Daimler AG	12/20/20	1.000%(Q)	EUR	240	0.132%	3,956	2,395	(1,561)
Enbridge, Inc.	12/20/22	1.000%(Q)		2,600	0.281%	6,026	55,384	49,358
Ford Motor Credit Co. LLC	06/20/22	5.000%(Q)		600	0.724%	103,870	63,130	(40,740)
General Electric Co.	12/20/20	1.000%(Q)		100	0.347%	(1,789)	668	2,457
General Electric Co.	12/20/23	1.000%(Q)		1,800	0.652%	(81,239)	24,557	105,796
General Electric Co.	12/20/23	1.000%(Q)		300	0.652%	(16,848)	4,093	20,941
Marks & Spencer PLC	06/20/23	1.000%(Q)	EUR	1,300	1.092%	(38,950)	(4,183)	34,767
Rolls-Royce PLC	12/20/24	1.000%(Q)	EUR	1,000	0.994%	(4,205)	705	4,910
Tesco PLC	06/20/25	1.000%(Q)	EUR	1,700	0.962%	(56,080)	4,584	60,664

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (continued):
					$(77,028)	$156,322	$233,350

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Japan Govt.	06/20/22	(1.000)%(Q)	4,300	$(97,594)	$(153,894)	$56,300	BNP Paribas S.A.
Japan Govt.	06/20/22	(1.000)%(Q)	3,800	(86,245)	(133,217)	46,972	Citibank, N.A.
Japan Govt.	06/20/22	(1.000)%(Q)	3,800	(86,245)	(132,796)	46,551	Goldman Sachs International
Japan Govt.	06/20/22	(1.000)%(Q)	700	(15,887)	(24,197)	8,310	Bank of America, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	1,800	(48,793)	(44,541)	(4,252)	Bank of America, N.A.
People’s Republic of China	06/20/23	(1.000)%(Q)	4,900	(136,728)	(94,604)	(42,124)	Goldman Sachs International
Republic of Argentina	06/20/21	5.000%(Q)	805	429,213	346,709	82,504	Morgan Stanley & Co. International PLC
Republic of Argentina	06/20/21	5.000%(Q)	340	181,283	149,836	31,447	Barclays Bank PLC
Republic of Argentina	06/20/22	5.000%(Q)	400	217,472	231,000	(13,528)	Citibank, N.A.
South Korea Govt.	06/20/23	(1.000)%(Q)	6,800	(200,800)	(164,692)	(36,108)	BNP Paribas S.A.
South Korea Govt.	06/20/23	(1.000)%(Q)	1,700	(50,200)	(42,406)	(7,794)	HSBC Bank USA, N.A.
United Mexican States	06/20/23	1.000%(Q)	575	(10,024)	3,609	(13,633)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	565	(9,849)	8,971	(18,820)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	190	(3,312)	3,355	(6,667)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	190	(3,312)	3,101	(6,413)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	190	(3,312)	1,122	(4,434)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	100	(1,743)	627	(2,370)	Citibank, N.A.
United Mexican States	12/20/23	(1.000)%(Q)	2,850	(49,240)	26,582	(75,822)	Barclays Bank PLC
United Mexican States	12/20/23	(1.000)%(Q)	1,650	(28,507)	15,004	(43,511)	HSBC Bank USA, N.A.
United Mexican States	12/20/23	(1.000)%(Q)	400	(6,911)	3,982	(10,893)	BNP Paribas S.A.
United Mexican States	12/20/24	1.000%(Q)	140	(1,479)	1,027	(2,506)	Citibank, N.A.

				$(12,213)	$4,578	$(16,791)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Barclays Bank PLC	06/20/20	1.000%(Q)	EUR	1,000	0.143%	$4,972	$4,846	$126	Citibank, N.A. JPMorgan Chase
Bombardier, Inc.	06/20/20	5.000%(Q)		200	1.767%	3,380	3,235	145	Bank, N.A.
Federative Republic of Brazil	03/20/20	1.000%(Q)		1,900	0.275%	3,680	5,045	(1,365)	HSBC Bank USA, N.A.
Federative Republic of Brazil	12/20/22	1.000%(Q)		3,100	0.570%	39,757	(62,308)	102,065	Morgan Stanley Capital Services LLC
Federative Republic of Brazil	12/20/23	1.000%(Q)		200	0.746%	2,008	(6,900)	8,908	HSBC Bank USA, N.A.
Federative Republic of Brazil	06/20/24	1.000%(Q)		1,500	0.883%	8,016	(43,885)	51,901	HSBC Bank USA, N.A.
Federative Republic of Brazil	12/20/24	1.000%(Q)		400	0.991%	302	(6,225)	6,527	Goldman Sachs International
Federative Republic of Brazil	12/20/24	1.000%(Q)		100	0.991%	75	(1,727)	1,802	Citibank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (continued):
General Electric Co.	03/20/20	1.000%(Q)	1,090	0.287%	$2,080	$3,305	$(1,225)	Morgan Stanley & Co. International PLC
General Electric Co.	06/20/20	1.000%(Q)	1,910	0.295%	7,017	7,535	(518)	Bank of America, N.A.
Hellenic Republic of Greece	06/20/23	1.000%(Q)	435	0.798%	3,088	(42,575)	45,663	Citibank, N.A.
Hellenic Republic of Greece	06/20/24	1.000%(Q)	500	1.024%	(341)	(108,194)	107,853	Barclays Bank PLC
Hellenic Republic of Greece	12/20/24	1.000%(Q)	1,000	1.121%	(5,335)	(230,139)	224,804	Citibank, N.A.
Hellenic Republic of Greece	12/20/25	1.000%(Q)	1,220	1.335%	(22,052)	(220,976)	198,924	Bank of America, N.A.
Kingdom of Saudi Arabia	06/20/24	1.000%(Q)	350	0.497%	7,721	1,638	6,083	Morgan Stanley & Co. International PLC
Kingdom of Spain	06/20/23	1.000%(Q)	1,800	0.307%	42,839	27,267	15,572	Bank of America, N.A.
Petroleo Brasileiro SA	03/20/20	1.000%(Q)	645	0.218%	1,330	1,812	(482)	Credit Suisse International
Petroleos Mexicanos	06/20/23	1.000%(Q)	480	1.682%	(10,701)	(26,563)	15,862	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	470	1.682%	(10,478)	(31,242)	20,764	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	160	1.682%	(3,567)	(10,899)	7,332	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	160	1.682%	(3,567)	(10,702)	7,135	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	160	1.682%	(3,567)	(8,896)	5,329	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	80	1.682%	(1,784)	(4,425)	2,641	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	140	2.295%	(8,253)	(13,750)	5,497	Citibank, N.A.
Republic of Argentina	06/20/24	5.000%(Q)	805	82.684%	(439,965)	(386,959)	(53,006)	Morgan Stanley & Co. International PLC
Republic of Argentina	06/20/24	5.000%(Q)	400	82.684%	(218,616)	(236,000)	17,384	Citibank, N.A.
Republic of Argentina	06/20/24	5.000%(Q)	340	82.684%	(185,824)	(166,836)	(18,988)	Barclays Bank PLC
Republic of Colombia	12/20/22	1.000%(Q)	4,700	0.365%	88,568	18,324	70,244	Morgan Stanley Capital Services LLC
Republic of Colombia	12/20/23	1.000%(Q)	4,500	0.510%	86,290	(67,397)	153,687	Goldman Sachs International
Republic of Colombia	06/20/24	1.000%(Q)	900	0.631%	14,592	(9,160)	23,752	Citibank, N.A.
Republic of Colombia	12/20/24	1.000%(Q)	2,600	0.727%	34,609	10,196	24,413	Citibank, N.A.
Republic of Indonesia	12/20/23	1.000%(Q)	5,000	0.466%	104,402	(73,797)	178,199	Citibank, N.A.
Republic of Italy	06/20/21	1.000%(Q)	14,000	0.329%	142,169	(239,581)	381,750	Citibank, N.A.
Republic of Italy	06/20/21	1.000%(Q)	10,100	0.565%	67,500	(168,497)	235,997	Bank of America, N.A.
Republic of Italy	06/20/21	1.000%(Q)	8,800	0.329%	89,363	(196,071)	285,434	Goldman Sachs International
Republic of Italy	06/20/21	1.000%(Q)	3,500	0.565%	23,391	(62,657)	86,048	JPMorgan Chase Bank, N.A.
Republic of South Africa	06/20/23	1.000%(Q)	200	1.229%	(1,463)	(12,038)	10,575	JPMorgan Chase Bank, N.A.
Republic of South Africa	06/20/23	1.000%(Q)	100	1.229%	(732)	(5,082)	4,350	Citibank, N.A.
Russian Federation	12/20/22	1.000%(Q)	10,000	0.250%	222,311	(218,907)	441,218	Goldman Sachs International
State of Illinois	06/20/24	1.000%(Q)	500	1.465%	(9,389)	(6,470)	(2,919)	Citibank, N.A.
United Mexican States	03/20/20	1.000%(Q)	2,235	0.144%	4,974	6,190	(1,216)	Citibank, N.A.
United Mexican States	12/20/22	1.000%(Q)	500	0.408%	8,794	630	8,164	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	100	0.494%	1,743	(1,011)	2,754	Citibank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (continued):
United Mexican States	12/20/23	1.000%(Q)	9,300	0.559%	$160,677	$(145,687)	$306,364	HSBC Bank USA, N.A.
United Mexican States	06/20/24	1.000%(Q)	2,900	0.685%	40,266	(47,995)	88,261	Citibank, N.A.
United Mexican States	06/20/24	1.000%(Q)	2,400	0.685%	33,324	(32,080)	65,404	HSBC Bank USA, N.A.
United Mexican States	06/20/24	1.000%(Q)	600	0.685%	8,331	(9,703)	18,034	BNP Paribas S.A.
United Mexican States	12/20/24	1.000%(Q)	14,300	0.784%	151,057	(83,064)	234,121	Morgan Stanley Capital Services LLC
United Mexican States	12/20/24	1.000%(Q)	2,600	0.784%	27,465	(21,641)	49,106	Goldman Sachs International

					$510,457	$(2,930,016)	$3,440,473

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Buy Protection(1):
CDX.NA.HY.33	12/20/24	5.000%(Q)		21,186	$(1,291,082)	$(2,076,842)	$(785,760)
CDX.NA.IG.32	06/20/29	1.000%(Q)		23,000	1,930	(268,599)	(270,529)
CDX.NA.IG.33	12/20/29	1.000%(Q)		72,200	343,532	(651,518)	(995,050)
CDX.NA.IG.33.V1	12/20/29	1.000%(Q)		6,855	28,173	(61,858)	(90,031)
iTraxx Europe Series 31.V2	06/20/24	1.000%(Q)	EUR	1,900	(57,478)	(60,073)	(2,595)
iTraxx Europe Series 31.V2	12/20/24	1.000%(Q)	EUR	1,600	(46,846)	(50,444)	(3,598)
iTraxx Europe Series 31.V2	06/20/29	1.000%(Q)	EUR	50,700	(389,661)	(992,997)	(603,336)

					$(1,411,432)	$(4,162,331)	$(2,750,899)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.NA.EM.30	12/20/23	1.000%(Q)		24,100	1.663%	$(1,080,160)	$(586,155)	$494,005
CDX.NA.EM.31	06/20/24	1.000%(Q)		58,000	1.638%	(2,888,570)	(1,516,443)	1,372,127
CDX.NA.EM.32	12/20/24	1.000%(Q)		79,800	1.737%	(3,831,680)	(2,655,295)	1,176,385
CDX.NA.IG.32	06/20/24	1.000%(Q)		35,500	0.393%	824,195	937,163	112,968
CDX.NA.IG.33	12/20/24	1.000%(Q)		37,900	0.452%	774,018	995,470	221,452
iTraxx Europe Crossover Series 31.V2	12/20/24	5.000%(Q)	EUR	1,900	2.073%	281,328	293,925	12,597

						$(5,920,869)	$(2,531,335)	$3,389,534

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices—Buy Protection(1):
CMBX.NA.10.AAA	11/17/59	0.500%(M)	5,000	$(54,797)	$57,438	$(112,235)	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.BEIJING 1Y 30% - 100%	12/20/20	0.000%	7,300	*	$(695)	$(4,380)	$3,685	Citibank, N.A.
CMBX.NA.8.AAA	10/17/57	0.500%(M)	3,300	*	43,101	(172,053)	215,154	Deutsche Bank AG
CMBX.NA.8.AAA	10/17/57	0.500%(M)	1,000	*	13,061	(51,756)	64,817	Goldman Sachs International
CMBX.NA.8.AAA	10/17/57	0.500%(M)	600	*	7,836	(41,882)	49,718	Merrill Lynch International

					$63,303	$(270,071)	$333,374

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreements:
AUD	8,100	3 Month BBSW plus 42.00 bps(Q)	5,589	3 Month LIBOR(Q)	Citibank, N.A.	07/31/29	$13,929	$—	$13,929
AUD	8,000	3 Month BBSW plus 42.25 bps(Q)	5,520	3 Month LIBOR(Q)	Goldman Sachs Bank USA	08/01/29	6,320	—	6,320
EUR	6,100	3 Month EURIBOR minus 17.20 bps(Q)	6,832	3 Month LIBOR(Q)	Citibank, N.A.	01/23/30	(7,630)	—	(7,630)

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Currency swap agreements outstanding at December 31, 2019 (continued):

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreements (continued):
EUR	3,100	3 Month EURIBOR minus 18.10 bps(Q)	3,410	3 Month LIBOR(Q)	Goldman Sachs Bank USA	02/18/30	$(6,543)	$—	$(6,543)
EUR	3,200	3 Month EURIBOR minus 16.20 bps(Q)	3,578	3 Month LIBOR(Q)	Morgan Stanley & Co. International PLC	03/18/30	1,001	—	1,001

							$7,077	$—	$7,077

Inflation swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Inflation Swap Agreements:
EUR	330	04/15/20	1.000%(T)	France CPI ex Tobacco Household(1)(T)	$—	$(489)	$(489)
EUR	130	08/15/20	1.160%(T)	France CPI ex Tobacco Household(1)(T)	92	(1,026)	(1,118)
EUR	1,300	06/15/21	1.345%(T)	France CPI ex Tobacco Household(1)(T)	—	(18,406)	(18,406)
EUR	2,940	03/15/24	1.030%(T)	France CPI ex Tobacco Household(1)(T)	(1,175)	(10,800)	(9,625)
EUR	440	03/15/28	1.535%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	(58)	19,357	19,415
EUR	1,710	05/15/28	1.620%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	108	91,386	91,278
EUR	500	03/15/33	1.710%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	(534)	(42,180)	(41,646)
EUR	40	01/15/38	1.910%(T)	France CPI ex Tobacco Household(2)(T)	324	5,793	5,469
EUR	415	03/15/48	1.946%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	1,019	85,742	84,723
EUR	360	11/15/48	1.945%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	75,061	75,061
EUR	530	11/15/48	1.950%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	(1,804)	111,854	113,658
GBP	1,300	12/15/28	3.633%(T)	U.K. Retail Price Index(2)(T)	—	70,037	70,037
GBP	600	04/15/30	3.190%(T)	U.K. Retail Price Index(2)(T)	(34,052)	(155)	33,897
GBP	3,900	05/15/30	3.350%(T)	U.K. Retail Price Index(2)(T)	(43,957)	166,727	210,684
GBP	3,200	06/15/30	3.400%(T)	U.K. Retail Price Index(2)(T)	67,530	168,878	101,348
GBP	2,840	08/15/30	3.325%(T)	U.K. Retail Price Index(2)(T)	26,678	71,099	44,421
GBP	1,000	06/15/31	3.100%(T)	U.K. Retail Price Index(2)(T)	(103,355)	(73,170)	30,185
GBP	3,520	09/15/32	3.470%(T)	U.K. Retail Price Index(2)(T)	(7,170)	143,096	150,266
GBP	360	09/15/33	3.500%(T)	U.K. Retail Price Index(2)(T)	281	17,436	17,155
GBP	470	10/15/33	3.579%(T)	U.K. Retail Price Index(2)(T)	—	36,437	36,437
GBP	700	04/15/35	3.358%(T)	U.K. Retail Price Index(2)(T)	(15,733)	43,251	58,984
GBP	410	06/15/39	3.580%(T)	U.K. Retail Price Index(2)(T)	(414)	45,359	45,773
	900	03/20/20	1.958%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	2,366	2,366
	2,500	08/06/20	1.425%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	8,983	8,983
	2,900	11/23/20	2.027%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	3,105	3,105
	2,800	11/25/20	2.021%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	3,357	3,357
	6,000	03/14/21	1.875%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	11,222	11,222
	2,900	03/18/21	1.927%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	2,662	2,662
	9,500	05/13/21	1.816%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	21,214	21,214
	2,000	07/26/21	1.550%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	67,692	48,221	(19,471)
	6,390	09/09/21	1.445%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	48,217	48,217
	1,540	09/12/21	1.603%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	46,384	30,478	(15,906)
	8,900	09/20/21	1.592%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(828)	37,823	38,651
	11,000	07/15/22	2.500%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(978,621)	(1,136,127)	(157,506)
	1,300	07/15/22	2.069%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(6,577)	(6,577)
	7,200	02/05/23	2.210%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(119,680)	(119,680)
	4,070	04/27/23	2.263%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(797)	(93,487)	(92,690)
	1,140	05/09/23	2.263%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(25,754)	(25,754)
	1,760	05/10/23	2.281%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(44,373)	(44,373)
	2,500	07/25/27	2.080%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	26,651	26,651
	1,230	09/20/27	2.180%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	23,393	23,393
	1,200	09/25/27	2.150%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	18,700	18,700
	2,800	10/17/27	2.155%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	46,619	46,619
	3,660	02/05/28	2.335%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	7,941	150,770	142,829
	1,720	05/09/28	2.360%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	79,703	79,703

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Inflation swap agreements outstanding at December 31, 2019 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Inflation Swap Agreements (continued):
1,140	05/09/28	2.353%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$51,906	$51,906
1,760	05/10/28	2.364%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	82,197	82,197
500	06/06/28	2.370%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(95)	22,936	23,031
2,700	07/25/29	1.998%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	2,209	9,613	7,404
3,300	11/20/29	1.883%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	3,342	(37,396)	(40,738)

				$(964,993)	$272,029	$1,237,022

Inflation swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciaton (Depreciation)	Counterparty
OTC Inflation Swap Agreements:
2,200	07/15/22	2.500%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$(227,307)	$39,860	$(267,167)	Deutsche Bank AG
13,500	11/23/20	1.570%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	244,409	—	244,409	Bank of America, N.A.

				$17,102	$39,860	$(22,758)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
BRL	10,876	01/02/25	5.902%(T)	1 Day BROIS(2)(T)	$—	$(47,627)	$(47,627)
BRL	5,634	01/02/25	6.640%(T)	1 Day BROIS(2)(T)	—	30,538	30,538
BRL	6,331	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	37,167	37,167
BRL	16,739	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	97,171	97,171
BRL	18,100	01/04/27	6.280%(T)	1 Day BROIS(1)(T)	—	48,579	48,579
CAD	13,500	06/19/29	2.500%(S)	3 Month CDOR(2)(S)	456,454	316,617	(139,837)
CAD	5,800	10/02/29	1.713%(S)	3 Month CDOR(2)(S)	1,105	(181,012)	(182,117)
CAD	18,200	12/18/29	1.900%(S)	3 Month CDOR(2)(S)	300,012	(337,973)	(637,985)
CAD	13,800	12/18/48	2.750%(S)	3 Month CDOR(2)(S)	(197,703)	1,120,721	1,318,424
CNH	14,220	06/14/24	2.900%(Q)	7 Day China Fixing Repo Rate(2)(Q)	(55)	(529)	(474)
CNH	41,000	06/28/24	2.901%(Q)	7 Day China Fixing Repo Rate(2)(Q)	(121)	(2,712)	(2,591)
CNH	15,100	09/19/24	2.940%(Q)	7 Day China Fixing Repo Rate(2)(Q)	(14)	1,881	1,895
CNH	13,200	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rate(2)(Q)	(8)	(4,783)	(4,775)
CZK	17,500	01/30/29	1.913%(A)	6 Month PRIBOR(2)(S)	—	16,505	16,505
EUR	6,490	05/11/20	(0.054)%(A)	6 Month EURIBOR(1)(S)	(21,867)	(8,431)	13,436
EUR	1,270	05/11/21	(0.300)%(A)	1 Day EONIA(1)(A)	(1,081)	(3,835)	(2,754)
EUR	3,905	05/11/22	(0.250)%(A)	1 Day EONIA(1)(A)	(2,481)	(22,955)	(20,474)
EUR	5,700	06/17/22	(0.300)%(A)	6 Month EURIBOR(1)(S)	255	5,772	5,517
EUR	4,795	05/11/23	(0.100)%(A)	1 Day EONIA(1)(A)	(26,952)	(63,799)	(36,847)
EUR	910	05/11/24	0.050%(A)	1 Day EONIA(1)(A)	(10,043)	(19,879)	(9,836)
EUR	190	05/11/25	0.100%(A)	1 Day EONIA(1)(A)	(1,117)	(4,949)	(3,832)
EUR	21,900	06/17/25	(0.150)%(A)	6 Month EURIBOR(2)(S)	(887)	(88,246)	(87,359)
EUR	3,665	05/11/26	0.250%(A)	1 Day EONIA(1)(A)	(60,447)	(138,787)	(78,340)
EUR	370	05/11/29	0.600%(A)	1 Day EONIA(2)(A)	7,289	27,336	20,047
EUR	6,300	06/19/29	1.310%(A)	6 Month EURIBOR(2)(S)	202,477	309,139	106,662
EUR	23,600	03/18/30	(0.150)%(A)	6 Month EURIBOR(2)(S)	(740,526)	(976,922)	(236,396)
EUR	3,300	06/17/30	0.150%(A)	6 Month EURIBOR(2)(S)	2,650	(35,403)	(38,053)

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued):
EUR	370	05/11/33	0.750%(A)	1 Day EONIA(1)(A)	$(6,895)	$(32,992)	$(26,097)
EUR	580	05/11/37	0.950%(A)	1 Day EONIA(1)(A)	(16,552)	(70,977)	(54,425)
EUR	1,715	05/11/39	1.100%(A)	1 Day EONIA(1)(A)	(155,077)	(268,758)	(113,681)
EUR	985	05/11/42	1.100%(A)	1 Day EONIA(1)(A)	(24,866)	(164,601)	(139,735)
EUR	1,500	03/16/46	1.500%(A)	6 Month EURIBOR(1)(S)	61,244	(393,083)	(454,327)
EUR	5,150	03/18/50	0.250%(A)	6 Month EURIBOR(1)(S)	462,058	612,508	150,450
GBP	1,190	05/08/21	0.850%(A)	1 Day SONIA(1)(A)	(8,670)	(6,358)	2,312
GBP	27,500	03/18/22	0.750%(S)	6 Month GBP LIBOR(2)(S)	(32,039)	(30,835)	1,204
GBP	565	05/08/24	0.950%(A)	1 Day SONIA(1)(A)	(17,910)	(10,612)	7,298
GBP	32,600	06/17/25	1.000%(S)	6 Month GBP LIBOR(2)(S)	264,237	213,522	(50,715)
GBP	977	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	—	8,024	8,024
GBP	1,205	05/08/29	1.100%(A)	1 Day SONIA(1)(A)	(94,015)	(52,754)	41,261
GBP	9,250	03/18/30	0.750%(S)	6 Month GBP LIBOR(1)(S)	93,911	326,500	232,589
GBP	2,300	12/03/39	0.905%(Q)	1 Day SONIA(1)(Q)	—	14,980	14,980
GBP	2,300	12/03/39	1.080%(Q)	3 Month GBP LIBOR(2)(Q)	—	(13,613)	(13,613)
GBP	3,900	03/18/50	0.750%(S)	6 Month GBP LIBOR(2)(S)	(85,372)	(493,355)	(407,983)
JPY	2,000,710	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(1,484)	(1,484)
JPY	2,830,000	06/19/21	0.000%(S)	6 Month JPY LIBOR(2)(S)	16,012	(3,698)	(19,710)
JPY	490,000	06/19/24	0.000%(S)	6 Month JPY LIBOR(1)(S)	(8,138)	4,337	12,475
JPY	950,000	06/19/29	0.200%(S)	6 Month JPY LIBOR(2)(S)	156,187	75,280	(80,907)
JPY	2,385,000	11/29/29	0.035%(S)	6 Month JPY LIBOR(2)(S)	(68,100)	(182,256)	(114,156)
JPY	2,233,310	06/19/39	0.400%(S)	6 Month JPY LIBOR(2)(S)	(39,907)	326,992	366,899
JPY	2,100,000	06/19/49	0.500%(S)	6 Month JPY LIBOR(2)(S)	(142,091)	429,704	571,795
MXN	101,500	01/12/23	5.825%(M)	28 Day Mexican Interbank Rate(2)(M)	(403,055)	(118,257)	284,798
NZD	11,130	02/14/20	2.500%(S)	3 Month BBR(2)(Q)	10,303	72,070	61,767
NZD	3,300	03/21/28	3.250%(S)	3 Month BBR(1)(Q)	10,087	(292,961)	(303,048)
PLN	4,900	01/30/29	2.405%(A)	6 Month WIBOR(2)(S)	—	78,638	78,638
SEK	23,000	06/19/24	0.500%(A)	3 Month STIBOR(2)(Q)	52,639	23,403	(29,236)
	32,100	03/02/20	—(8)	—(8)	—	5,042	5,042
	36,855	03/12/20	2.405%(T)	1 Day USOIS(2)(T)	—	142,291	142,291
	58,260	04/25/20	2.328%(T)	1 Day USOIS(2)(T)	(944)	245,956	246,900
	118,100	06/20/20	1.750%(S)	3 Month LIBOR(1)(Q)	2,049,326	62,243	(1,987,083)
	10,700	12/19/20	2.750%(S)	3 Month LIBOR(1)(Q)	92,448	(104,003)	(196,451)
	20,457	03/31/21	2.173%(A)	1 Day USOIS(2)(A)	(7,110)	193,019	200,129
	29,565	06/15/21	1.830%(S)	3 Month LIBOR(2)(Q)	—	46,989	46,989
	66,400	06/28/21	1.450%(S)	3 Month LIBOR(1)(Q)	—	267,912	267,912
	11,800	09/15/21	1.304%(A)	1 Day USOIS(1)(A)	—	31,577	31,577
	60,712	09/15/21	1.381%(S)	3 Month LIBOR(2)(Q)	(100,923)	(311,662)	(210,739)
	78,350	09/15/21	1.480%(S)	3 Month LIBOR(2)(Q)	71,574	(274,037)	(345,611)
	99,530	09/15/21	1.604%(S)	3 Month LIBOR(2)(Q)	236,288	(141,590)	(377,878)
	18,300	12/18/21	1.500%(S)	3 Month LIBOR(1)(Q)	66,557	68,576	2,019
	49,400	12/18/21	2.500%(S)	3 Month LIBOR(1)(Q)	(688,835)	(788,823)	(99,988)
	219,400	03/18/22	—(9)	—(9)	(2,985)	21,720	24,705
	67,500	04/26/22	—(3)	—(3)	—	10,848	10,848
	4,115	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(94,393)	(94,393)
	11,900	06/12/22	—(5)	—(5)	—	8,443	8,443
	9,100	06/12/22	—(6)	—(6)	—	9,592	9,592
	46,700	06/19/22	—(7)	—(7)	(3,503)	31,761	35,264
	27,100	04/12/23	—(10)	—(10)	—	6,259	6,259
	34,100	04/27/23	—(4)	—(4)	—	7,430	7,430
	13,850	08/21/23	1.305%(S)	3 Month LIBOR(1)(Q)	—	144,482	144,482
	7,650	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	18,313	(166,561)	(184,874)
	17,357	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(18,884)	(405,082)	(386,198)
	20,790	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(29,385)	(514,731)	(485,346)
	14,510	02/29/24	1.520%(S)	3 Month LIBOR(2)(Q)	—	(105,067)	(105,067)
	3,650	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	(46,426)	(46,426)
	10,825	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	(277,511)	(277,511)
	77,470	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	326,551	(1,992,274)	(2,318,825)
	27,715	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	93,140	(720,207)	(813,347)

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements (continued):
11,250	08/25/24	1.298%(S)	3 Month LIBOR(1)(Q)	$—	$139,340	$139,340
13,700	08/31/24	1.249%(S)	3 Month LIBOR(1)(Q)	—	187,575	187,575
7,750	09/17/24	1.360%(S)	3 Month LIBOR(1)(Q)	—	83,362	83,362
17,700	09/27/24	—(12)	—(12)	—	(4,961)	(4,961)
19,500	10/04/24	—(13)	—(13)	—	33,913	33,913
27,025	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	84,797	(779,290)	(864,087)
24,300	12/18/24	1.500%(S)	3 Month LIBOR(1)(Q)	103,380	271,480	168,100
11,500	12/18/24	1.500%(S)	3 Month LIBOR(1)(Q)	31,082	128,478	97,396
2,300	12/18/24	2.500%(S)	3 Month LIBOR(1)(Q)	(124,529)	(84,845)	39,684
5,430	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	4,311	(272,964)	(277,275)
840	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	(60,414)	(60,414)
1,900	04/30/25	2.684%(A)	1 Day USOIS(1)(A)	(61)	(115,281)	(115,220)
2,200	04/30/25	2.696%(A)	1 Day USOIS(1)(A)	—	(138,999)	(138,999)
2,300	04/30/25	2.710%(A)	1 Day USOIS(1)(A)	—	(147,225)	(147,225)
5,000	04/30/25	2.714%(A)	1 Day USOIS(1)(A)	(78)	(325,396)	(325,318)
38,906	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(27,036)	(2,565,837)	(2,538,801)
2,260	07/31/25	2.801%(A)	1 Day USOIS(1)(A)	—	(166,036)	(166,036)
9,980	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	7,874	(819,692)	(827,566)
26,838	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	845	(2,211,130)	(2,211,975)
3,435	01/31/26	2.236%(S)	3 Month LIBOR(1)(Q)	—	(114,746)	(114,746)
20,723	01/31/26	2.269%(A)	1 Day USOIS(1)(A)	(69,016)	(934,597)	(865,581)
2,691	01/31/26	2.406%(S)	3 Month LIBOR(1)(Q)	—	(118,310)	(118,310)
5,640	03/12/26	2.290%(A)	1 Day USOIS(1)(A)	120	(262,530)	(262,650)
15,905	04/30/26	1.875%(S)	3 Month LIBOR(1)(Q)	(64,769)	(97,724)	(32,955)
8,910	12/21/26	1.750%(S)	3 Month LIBOR(1)(Q)	(281,388)	26,779	308,167
15,149	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	200,925	(226,092)	(427,017)
6,825	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	7,689	(141,344)	(149,033)
2,515	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	(64,836)	(64,836)
7,220	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(4,905)	(243,145)	(238,240)
4,780	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	(169,264)	(169,264)
3,295	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	(53,832)	(53,832)
1,835	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	(63,035)	(63,035)
5,500	06/20/28	2.250%(S)	3 Month LIBOR(1)(Q)	303,358	(176,226)	(479,584)
930	07/18/28	2.765%(S)	3 Month LIBOR(1)(Q)	—	(75,721)	(75,721)
9,970	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(106,429)	(811,460)	(705,031)
6,396	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(23,046)	(558,648)	(535,602)
8,300	05/23/29	—(11)	—(11)	—	1,782	1,782
33,000	09/12/29	1.750%(S)	3 Month LIBOR(1)(Q)	77,268	441,762	364,494
4,000	01/06/30	1.625%(S)	3 Month LIBOR(1)(Q)	(74,310)	99,641	173,951
12,800	01/15/30	2.000%(S)	3 Month LIBOR(1)(Q)	(60,438)	(122,814)	(62,376)
5,600	06/17/30	1.250%(S)	3 Month LIBOR(1)(Q)	336,983	338,589	1,606
2,750	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	—	253,869	253,869
435	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(48,946)	(48,946)
7,000	05/15/45	1.854%(S)	3 Month LIBOR(2)(Q)	—	(331,509)	(331,509)
3,400	05/15/45	1.855%(S)	3 Month LIBOR(2)(Q)	—	(163,171)	(163,171)
2,000	05/15/45	1.855%(S)	3 Month LIBOR(2)(Q)	—	(95,824)	(95,824)
2,500	05/15/45	1.857%(S)	3 Month LIBOR(2)(Q)	—	(116,620)	(116,620)
1,780	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	—	177,724	177,724
2,640	12/15/47	2.000%(A)	1 Day USOIS(1)(A)	6,167	(90,423)	(96,590)
600	12/20/47	2.428%(A)	1 Day USOIS(1)(A)	1,449	(77,358)	(78,807)
1,232	12/20/47	2.478%(A)	1 Day USOIS(1)(A)	6,870	(172,707)	(179,577)
620	12/20/47	2.499%(A)	1 Day USOIS(1)(A)	1,548	(89,840)	(91,388)
1,045	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	(105,952)	(105,952)
970	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	(116,104)	(116,104)
2,400	12/11/49	2.250%(S)	3 Month LIBOR(1)(Q)	(9,660)	(88,986)	(79,326)
1,000	03/12/50	2.250%(S)	3 Month LIBOR(1)(Q)	(2,904)	(36,588)	(33,684)
380	03/20/50	2.000%(S)	3 Month LIBOR(1)(Q)	(8,241)	7,951	16,192
450	08/25/51	1.653%(S)	3 Month LIBOR(2)(Q)	—	(46,561)	(46,561)
1,650	08/31/51	1.635%(S)	3 Month LIBOR(2)(Q)	—	(176,193)	(176,193)

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued):
	850	09/17/51	1.710%(S)	3 Month LIBOR(2)(Q)	$—	$(77,228)	$(77,228)
ZAR	28,300	06/20/23	7.250%(Q)	3 Month JIBAR(2)(Q)	11,000	32,767	21,767

					$2,361,415	$(16,050,671)	$(18,412,086)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciaton (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
CNH	16,600	04/01/24	2.935%(Q)	7 Day China Fixing Repo Rate(2)(Q)	$5,510	$—	$5,510	Citibank, N.A.
CNH	33,100	06/19/24	3.005%(Q)	7 Day China Fixing Repo Rates(2)(Q)	19,867	—	19,867	BNP Paribas S.A.
CNH	26,200	06/19/24	3.010%(Q)	7 Day China Fixing Repo Rates(2)(Q)	16,520	—	16,520	Goldman Sachs International
CNH	63,000	06/19/24	3.023%(Q)	7 Day China Fixing Repo Rates(2)(Q)	44,499	—	44,499	Citibank, N.A.
CNH	105,100	06/19/24	3.200%(Q)	7 Day China Fixing Repo Rates(2)(Q)	187,367	—	187,367	Morgan Stanley & Co. International PLC
CNH	110,000	07/05/24	2.788%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(88,308)	—	(88,308)	Standard Chartered Bank, London
CNH	127,100	07/25/24	2.845%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(47,806)	—	(47,806)	Citibank, N.A.
ILS	93,400	03/01/24	1.018%(A)	3 Month TELBOR(2)(Q)	1,017,926	(2,715)	1,020,641	JPMorgan Chase Bank, N.A.
KRW	13,000,000	03/20/29	1.788%(Q)	3 Month KWCDC(2)(Q)	403,106	(38,657)	441,763	Bank of America, N.A.
KRW	1,300,700	06/19/29	1.718%(Q)	3 Month KWCDC(2)(Q)	34,112	—	34,112	Goldman Sachs Bank USA
	435	03/05/49	2.402%(Q)	1Week MUNIPSA(1)(Q)	(65,829)	—	(65,829)	JPMorgan Chase Bank, N.A.

					$1,526,964	$(41,372)	$1,568,336

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 1 Month LIBOR plus 8.375 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(4)	The Portfolio pays the floating rate of 1 Month LIBOR plus 7.25 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(5)	The Portfolio pays the floating rate of 1 Month LIBOR plus 8.375 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(6)	The Portfolio pays the floating rate of 1 Month LIBOR plus 7.00 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(7)	The Portfolio pays the floating rate of 1 Month LIBOR plus 8.50 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(8)	The Portfolio pays the floating rate of 1 Month LIBOR plus 11.70 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(9)	The Portfolio pays the floating rate of 1 Month LIBOR plus 9.13 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(10)	The Portfolio pays the floating rate of 1 Month LIBOR plus 8.63 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(11)	The Portfolio pays the floating rate of 1 Month LIBOR plus 8.80 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(12)	The Portfolio pays the floating rate of 1 Month LIBOR plus 10.50 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(13)	The Portfolio pays the floating rate of 1 Month LIBOR plus 10.20 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

Total return swap agreements outstanding at December 31, 2019:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Bloomberg Commodity Index 1-Month Forward Total Return(M)	3 Month U.S. Treasury Bill +14bps(M)	BNP Paribas S.A.	2/14/20	3,888	$33,276	$—	$33,276

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Bloomberg Commodity Index 1-Month Forward Total Return(M)	3 Month U.S. Treasury Bill +14bps(M)	Goldman Sachs International	2/14/20	28,338	$240,119	$—	$240,119
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +12bps(M)	Merrill Lynch International	2/14/20	398	3,423	—	3,423
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +12bps(M)	Citibank, N.A.	2/14/20	11,930	102,603	—	102,603
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +12bps(M)	BNP Paribas S.A.	2/14/20	25,655	221,193	—	221,193
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +13bps(M)	JPMorgan Chase Bank, N.A.	2/14/20	4,496	38,604	—	38,604
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +13bps(M)	Goldman Sachs International	2/14/20	22,369	192,082	—	192,082
Bloomberg Commodity Index Total Return(M)	3 Month U.S. Treasury Bill +14bps(M)	BNP Paribas S.A.	2/14/20	86,066	737,273	—	737,273
CBEO SKEW Index(M)	+25bps(M)	Goldman Sachs International	2/14/20	9,327	(33,678)	—	(33,678)
Citigroup Civics 3 Total Return Index(M)	3 Month U.S. Treasury Bill +15bps(M)	Citibank, N.A.	2/14/20	39,828	341,007	—	341,007
Dow Jones Wishire REIT Total Return Index(M)	1 Month LIBOR +35bps(M)	JPMorgan Chase Bank, N.A.	5/13/20	9,536	(569)	—	(569)
Dow Jones Wishire REIT Total Return Index(M)	1 Month LIBOR +25bps(M)	UBS AG (London)	8/26/20	8,825	64,335	—	64,335
Euro-Bob Fuel Oil, fixed price $21.50(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/20	2	15,025	—	15,025
Euro-Bob Fuel Oil, fixed price $21.60(T)(3)	—	Goldman Sachs International	12/31/20	5	45,757	—	45,757
Euro-Bob Fuel Oil, fixed price $21.95(T)(3)	—	JPMorgan Chase Bank, N.A.	12/31/20	6	52,649	—	52,649
European Refined Margin, fixed price $7.48(T)(3)	—	Morgan Stanley Capital Services LLC	3/31/20	(2)	1,255	—	1,255
European Refined Margin, fixed price $8.05(T)(3)	—	BNP Paribas S.A.	12/31/20	25	6,199	—	6,199
European Refined Margin, fixed price $8.10(T)(3)	—	JPMorgan Chase Bank, N.A.	12/31/20	1	238	—	238
European Refined Margin, fixed price $8.52(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/20	1	(261)	—	(261)
European Refined Margin, fixed price $8.55(T)(3)	—	Goldman Sachs International	12/31/20	13	(3,264)	1,785	(5,049)

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
European Refined Margin, fixed price $8.58(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/20	32	$(8,973)	$—	$(8,973)
European Refined Margin, fixed price $8.75(T)(3)	—	JPMorgan Chase Bank, N.A.	12/31/20	2	(1,069)	—	(1,069)
European Refined Margin, fixed price $8.86(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/20	1	(665)	—	(665)
European Refined Margin, fixed price $8.98(T)(3)	—	JPMorgan Chase Bank, N.A.	12/31/20	1	(937)	—	(937)
European Refined Margin, fixed price $9.90(T)(3)	—	JPMorgan Chase Bank, N.A.	12/31/20	1	(1,901)	—	(1,901)
European Refined Margin, fixed price $9.97(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/20	1	(1,984)	—	(1,984)
iBoxx USD Investment Grade Index(T)	3 Month LIBOR(Q)	Credit Suisse International	3/20/20	(6,200)	(119,682)	—	(119,682)
iBoxx USD Investment Grade Index(T)	3 Month LIBOR(Q)	Morgan Stanley Capital Services LLC	3/20/20	(6,100)	(103,862)	—	(103,862)
iBoxx USD Investment Grade Index(T)	3 Month LIBOR(Q)	Goldman Sachs International	3/20/20	(2,400)	(26,153)	—	(26,153)
iBoxx USD Investment Grade Index(T)	3 Month LIBOR(Q)	Goldman Sachs International	3/20/20	(2,300)	(28,387)	—	(28,387)
IOS.FN30.450.10 Index(M)	1 Month LIBOR(M)	Credit Suisse International	1/12/41	1,497	(4,188)	(4,586)	398
J.P. Morgan DEWE Commodity Index(M)	+30bps(M)	JPMorgan Chase Bank, N.A.	2/14/20	18,619	386,452	—	386,452
J.P. Morgan FNJ 2 Index(M)	—	JPMorgan Chase Bank, N.A.	12/31/20	8,825	—	—	—
JPMorgan Custom Commodity Index(M)	+15bps(M)	JPMorgan Chase Bank, N.A.	2/14/20	7,152	—	—	—
JPMorgan Custom Commodity Index(M)	+17bps(M)	JPMorgan Chase Bank, N.A.	2/14/20	10,488	145,947	—	145,947
KC Hard Red Winter Wheat Weekly Options, fixed price $427.25(T)(3)	—	JPMorgan Chase Bank, N.A.	2/21/20	10	5,858	—	5,858
KC Hard Red Winter Wheat Weekly Options, fixed price $429.00(T)(3)	—	JPMorgan Chase Bank, N.A.	2/21/20	15	8,525	—	8,525

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
KC Hard Red Winter Wheat Weekly Options, fixed price $430.00(T)(3)	—	Goldman Sachs International	2/21/20	20	$11,168	$—	$11,168
KC Hard Red Winter Wheat Weekly Options, fixed price $430.25(T)(3)	—	Goldman Sachs International	2/21/20	23	12,508	—	12,508
KC Hard Red Winter Wheat Weekly Options, fixed price $430.50(T)(3)	—	Citibank, N.A.	2/21/20	20	11,068	—	11,068
KC Hard Red Winter Wheat Weekly Options, fixed price $433.25(T)(3)	—	Goldman Sachs International	2/21/20	23	11,834	—	11,834
KC Hard Red Winter Wheat Weekly Options, fixed price $433.75(T)(3)	—	JPMorgan Chase Bank, N.A.	2/21/20	10	5,210	—	5,210
KC Hard Red Winter Wheat Weekly Options, fixed price $442.00(T)(3)	—	JPMorgan Chase Bank, N.A.	2/21/20	10	4,387	—	4,387
LLSDUB, fixed price $0.20(T)(3)	—	JPMorgan Chase Bank, N.A.	12/31/20	2	849	60	789
London Gold Market Fixing Ltd. PM, pay strike 1.782%(T)(4)	—	Societe Generale (Paris)	6/08/20	262	(1,261)	—	(1,261)
London Gold Market Fixing Ltd. PM, pay strike 1.960%(T)(4)	—	Morgan Stanley Capital Services LLC	5/12/20	321	(2,458)	—	(2,458)
London Gold Market Fixing Ltd. PM, pay strike 7.023%(T)(4)	—	Goldman Sachs International	7/29/20	1,509	(82,084)	—	(82,084)
London Gold Market Fixing Ltd. PM, pay strike 7.840%(T)(4)	—	Goldman Sachs International	9/09/20	714	(44,384)	—	(44,384)
London Gold Market Fixing Ltd. PM, receive strike 3.861%(T)(4)	—	JPMorgan Chase Bank, N.A.	7/29/20	1,374	(35,170)	—	(35,170)
London Gold Market Fixing Ltd. PM, receive strike 3.976%(T)(4)	—	JPMorgan Chase Bank, N.A.	7/29/20	135	(3,620)	—	(3,620)
London Gold Market Fixing Ltd. PM, receive strike 4.268%(T)(4)	—	JPMorgan Chase Bank, N.A.	9/09/20	714	(19,146)	—	(19,146)
London Silver Market Fixing Ltd., receive strike 4.410%(T)(4)	—	Societe Generale (Paris)	6/08/20	167	(5,151)	—	(5,151)
London Silver Market Fixing Ltd., receive strike 4.580%(T)(4)	—	Morgan Stanley Capital Services LLC	5/12/20	210	(6,937)	—	(6,937)
Margin Eurobob Gasoline vs Brent, fixed price $5.25(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/21	12	9,533	—	9,533

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Margin Eurobob Gasoline vs Brent,fixed price $5.75(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/21	1	$369	$—	$369
Margin Eurobob Gasoline vs Brent, fixed price $6.80(T)(3)	—	BNP Paribas S.A.	12/31/20	12	5,935	—	5,935
MEHCO, fixed price $3.05(T)(3)	—	Morgan Stanley Capital Services LLC	12/31/20	(12)	15,346	—	15,346
MEHDUB Calendar Swap, fixed price $0.75(T)(3)	—	Goldman Sachs International	12/31/20	1	747	—	747
MEHDUB Calendar Swap, fixed price $0.90(T)(3)	—	Morgan Stanley Capital Services LLC	6/30/20	1	1,299	—	1,299
MEHDUB Calendar Swap, fixed price $1.10(T)(3)	—	Goldman Sachs International	6/30/20	1	872	—	872
MEHDUB Calendar Swap, fixed price $1.18(T)(3)	—	Citibank, N.A.	6/30/20	3	4,598	96	4,502
MEHDUB Calendar Swap, fixed price $1.21(T)(3)	—	JPMorgan Chase Bank, N.A.	6/30/20	1	1,875	—	1,875
MEHMID, fixed price $1.84(T)(3)	—	Citibank, N.A.	12/31/21	9	(2,272)	(368)	(1,904)
PIMCO Custom Commodity Basket Index(M)	—	Canadian Imperial Bank of Commerce	2/14/20	8,314	64,927	—	64,927
Platinum — Gold Spread, fixed price $598.75(T)(3)	—	BNP Paribas S.A.	1/08/20	— (r)	15,188	—	15,188
Soybean Futures, fixed price $962.63(T)(3)	—	JPMorgan Chase Bank, N.A.	2/21/20	(35)	2,487	—	2,487
Wheat Futures, fixed price $510.76(T)(3)	—	JPMorgan Chase Bank, N.A.	2/21/20	(10)	(4,785)	—	(4,785)
Wheat Futures, fixed price $512.50(T)(3)	—	JPMorgan Chase Bank, N.A.	2/21/20	(25)	(11,529)	—	(11,529)
Wheat Futures, fixed price $512.50(T)(3)	—	Goldman Sachs International	2/21/20	(15)	(6,917)	—	(6,917)
Wheat Futures, fixed price $512.75(T)(3)	—	Goldman Sachs International	2/21/20	(60)	(27,520)	—	(27,520)
Wheat Futures, fixed price $512.75(T)(3)	—	JPMorgan Chase Bank, N.A.	2/21/20	(10)	(4,587)	—	(4,587)
Wheat Futures, fixed price $513.75(T)(3)	—	Goldman Sachs International	2/21/20	(20)	(8,974)	—	(8,974)

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Wheat Futures, fixed price $ 514.00(T)(3)	—	Goldman Sachs International	2/21/20	(50)	$(22,310)	$—	$(22,310)
Wheat Futures, fixed price $ 514.50(T)(3)	—	Goldman Sachs International	2/21/20	(40)	(17,649)	—	(17,649)
Wheat Futures, fixed price $ 514.75(T)(3)	—	Goldman Sachs International	2/21/20	(5)	(2,194)	—	(2,194)
Wheat Futures, fixed price $ 517.00(T)(3)	—	Goldman Sachs International	2/21/20	(50)	(20,815)	—	(20,815)
Wheat Futures, fixed price $ 535.00(T)(3)	—	Goldman Sachs International	4/24/20	(80)	(21,272)	—	(21,272)

					$2,135,412	$(3,013)	$2,138,425

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(3)

Commodity Forward Swap. Notional amount represents the number of units of the underlying commodity. Fixed price represents the fixed amount per underlying contract used to determine net settlement amount.

(4)	Variance Swap. The Portfolio receives the strike and pays the volatility when long on the contract, and pays the strike and receives the volatility when short on the contract.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$984,187	$(4,259,000)	$13,384,116	$(6,396,100)

Reverse repurchase agreements outstanding at December 31, 2019:

Broker	Interest Rate	Trade Date	Cost	Maturity Date	Value at December 31, 2019
BNP Paribas S.A	(0.300)%	11/20/2019	$3,356,393	02/27/2020	$3,402,192
BNP Paribas S.A	(0.200)%	11/20/2019	363,884	02/27/2020	368,849
BNP Paribas S.A	(0.200)%	11/20/2019	1,337,427	02/27/2020	1,355,677
BNP Paribas S.A	(0.200)%	11/20/2019	478,575	02/27/2020	485,105
BNP Paribas S.A	(0.200)%	11/20/2019	576,145	02/27/2020	584,007
HSBC Bank USA, N.A	(0.350)%	10/30/2019	8,498,027	02/27/2020	8,569,843
Morgan Stanley & Co. International PLC.	(0.350)%	10/29/2019	12,629,807	02/27/2020	12,745,135
Morgan Stanley & Co. International PLC.	(0.330)%	10/28/2019	2,059,990	02/27/2020	2,083,111
Morgan Stanley & Co. International PLC.	(0.300)%	10/29/2019	6,639,318	02/27/2020	6,699,944
Natwest Markets PLC.	(0.250)%	10/25/2019	11,086,423	02/27/2020	11,212,371
UBS AG	(0.450)%	11/07/2019	1,001,753	02/28/2020	1,017,400

			$48,027,742		$48,523,634

During the reporting period ended December 31, 2019, Advanced Strategies held reverse repurchase agreements the entire period with an average value of $10,048,118 and a daily weighted average interest rate of 0.09%. In addition, Securities with a market value of $47,657,600 have been segregated as collateral to cover the requirement for the reverse repurchase agreements outstanding at period end.

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$132,000	$17,882,717
Goldman Sachs & Co. LLC	3,926,087	16,331,274
Morgan Stanley & Co. LLC	2,569,000	28,543,694

Total	$6,627,087	$62,757,685

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$1,454,170,967	$—	$—
Common Stocks	3,145,630,458	1,423,835,966	74
Exchange-Traded Funds	861,019,691	—	—
Preferred Stocks	21,390,948	—	—
Rights	188,653	—	—
Asset-Backed Securities
Automobiles	—	15,306,503	—
Collateralized Loan Obligations	—	153,023,827	—
Consumer Loans	—	18,504,783	—
Credit Cards	—	2,658,351	—
Home Equity Loans	—	32,398,229	—
Other	—	3,761,176	—
Residential Mortgage-Backed Securities	—	72,968,461	—
Student Loans	—	17,061,607	—
Bank Loans	—	6,987,333	5,563,656
Commercial Mortgage-Backed Securities	—	144,148,595	—
Corporate Bonds	—	853,143,066	—
Municipal Bonds	—	21,303,856	—
Residential Mortgage-Backed Securities	—	237,180,669	16,061,549
Sovereign Bonds	—	446,032,526	—
U.S. Government Agency Obligations	—	508,139,234	—
U.S. Treasury Obligations	—	842,794,324	—
Foreign Treasury Obligations	—	25,964,858	437
Repurchase Agreement	—	12,500,000	—
Options Purchased	243,425	2,284,803	—

Total	$5,482,644,142	$4,839,998,167	$21,625,716

Liabilities
Sovereign Bond	$—	$(12,067,380)	$—
Options Written	(826,751)	(2,164,020)	—

Total	$(826,751)	$(14,231,400)	$—

Other Financial Instruments*
Assets
Financial Futures Contracts	$5,679,293	$—	$—
Commodity Futures Contracts	3,028,999	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
OTC Forward Foreign Currency Exchange Contracts	$—	$5,941,334	$—
OTC Packaged Credit Default Swap Agreements	—	4,289,185	—
Centrally Cleared Credit Default Swap Agreements	—	3,668,427	—
OTC Credit Default Swap Agreements	—	2,328,057	780
OTC Currency Swap Agreements	—	21,250	—
Centrally Cleared Inflation Swap Agreements	—	1,831,001	—
OTC Inflation Swap Agreement	—	244,409	—
Centrally Cleared Interest Rate Swap Agreements	—	6,789,235	—
OTC Interest Rate Swap Agreements	—	1,728,907	—
OTC Total Return Swap Agreements	—	2,822,020	—

Total	$8,708,292	$29,663,825	$780

Liabilities
Forward Commitment Contract	$—	$(829,448)	$—
Financial Futures Contracts	(8,961,875)	—	—
Commodity Futures Contracts	(2,750,835)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(10,449,334)	—
OTC Packaged Credit Default Swap Agreements	—	(4,770,067)	—
Centrally Cleared Credit Default Swap Agreements	—	(2,796,442)	—
OTC Credit Default Swap Agreements	—	(1,821,307)	—
OTC Currency Swap Agreements	—	(14,173)	—
Centrally Cleared Inflation Swap Agreements	—	(593,979)	—
OTC Inflation Swap Agreement	—	(227,307)	—
Centrally Cleared Interest Rate Swap Agreements	—	(25,201,321)	—
OTC Interest Rate Swap Agreements	—	(201,943)	—
OTC Total Return Swap Agreements	—	(686,608)	—

Total	$(11,712,710)	$(47,591,929)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (7.2% represents investments purchased with collateral from securities on loan)	16.6%
Exchange-Traded Funds	9.8
U.S. Treasury Obligations	9.7
Banks	6.6
U.S. Government Agency Obligations	5.8
Sovereign Bonds	5.1
Residential Mortgage-Backed Securities	3.7
Pharmaceuticals	3.5
Equity Real Estate Investment Trusts (REITs)	3.4
Software	3.0
Insurance	2.5
Health Care Equipment & Supplies	2.2
Capital Markets	2.1
Semiconductors & Semiconductor Equipment	2.1
Oil, Gas & Consumable Fuels	2.1
Internet & Direct Marketing Retail	2.0
IT Services	2.0
Collateralized Loan Obligations	1.8
Commercial Mortgage-Backed Securities	1.7

Interactive Media & Services	1.6%
Machinery	1.4
Electric Utilities	1.3
Chemicals	1.2
Aerospace & Defense	1.2
Hotels, Restaurants & Leisure	1.1
Food Products	1.1
Beverages	1.1
Biotechnology	1.0
Diversified Financial Services	0.9
Electronic Equipment, Instruments & Components	0.9
Media	0.8
Oil & Gas	0.8
Industrial Conglomerates	0.7
Air Freight & Logistics	0.7
Life Sciences Tools & Services	0.7
Household Products	0.7
Food & Staples Retailing	0.7
Airlines	0.6
Diversified Telecommunication Services	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (con’t):

Building Products	0.6%
Automobiles	0.6
Professional Services	0.5
Entertainment	0.5
Communications Equipment	0.5
Multi-Utilities	0.4
Electric	0.4
Auto Components	0.4
Auto Manufacturers	0.4
Tobacco	0.4
Home Equity Loans	0.4
Telecommunications	0.3
Personal Products	0.3
Textiles, Apparel & Luxury Goods	0.3
Health Care Providers & Services	0.3
Commercial Services & Supplies	0.3
Foreign Treasury Obligations	0.3
Specialty Retail	0.3
Road & Rail	0.3
Metals & Mining	0.3
Household Durables	0.3
Real Estate Investment Trusts (REITs)	0.3
Trading Companies & Distributors	0.3
Pipelines	0.3
Municipal Bonds	0.2
Containers & Packaging	0.2
Health Care Technology	0.2
Energy Equipment & Services	0.2
Foods	0.2
Construction & Engineering	0.2
Consumer Loans	0.2
Student Loans	0.2
Multiline Retail	0.2
Thrifts & Mortgage Finance	0.2
Wireless Telecommunication Services	0.2
Commercial Services	0.2
Real Estate Management & Development	0.1
Retail	0.1
Repurchase Agreement	0.1
Healthcare-Services	0.1
Construction Materials	0.1
Auto Parts & Equipment	0.1
Agriculture	0.1
Gas	0.1

Computers	0.1%
Mining	0.1
Electrical Equipment	0.1
Paper & Forest Products	0.1
Transportation	0.1
Trucking & Leasing	0.1
Home Builders	0.1
Healthcare-Products	0.1
Semiconductors	0.1
Real Estate	0.1
Multi-National	0.0	*
Other	0.0	*
Savings & Loans	0.0	*
Lodging	0.0	*
Building Materials	0.0	*
Leisure Products	0.0	*
Distributors	0.0	*
Credit Cards	0.0	*
Diversified Consumer Services	0.0	*
Options Purchased	0.0	*
Household Products/Wares	0.0	*
Marine	0.0	*
Miscellaneous Manufacturing	0.0	*
Technology Hardware, Storage & Peripherals	0.0	*
Internet	0.0	*
Office/Business Equipment	0.0	*
Engineering & Construction	0.0	*
Electronics	0.0	*
Packaging & Containers	0.0	*
Consumer Finance	0.0	*
Machinery-Construction & Mining	0.0	*
Housewares	0.0	*
Oil & Gas Services	0.0	*
Options Written	(0.0	)*
Security Sold Short
Sovereign Bond	(0.1)

	117.9
Liabilities in excess of other assets	(17.9)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker-variation margin futures	$3,028,999	*	Due from/to broker-variation margin futures	$2,750,835	*
Commodity contracts	Premiums paid for OTC swap agreements	1,941		Premiums received for OTC swap agreements	368
Commodity contracts	Unaffiliated investments	200,188		Options written outstanding, at value	717,730
Commodity contracts	Unrealized appreciation on OTC swap agreements	2,757,529		Unrealized depreciation on OTC swap agreements	405,184
Credit contracts	Due from/to broker-variation margin swaps	3,668,427	*	Due from/to broker-variation margin swaps	2,796,442	*
Credit contracts	Premiums paid for OTC swap agreements	942,386		Premiums received for OTC swap agreements	4,212,674
Credit contracts	—	—		Options written outstanding, at value	173,237
Credit contracts	Unrealized appreciation on OTC swap agreements	8,525,916		Unrealized depreciation on OTC swap agreements	5,228,980
Equity contracts	Due from/to broker-variation margin futures	1,951,355	*	Due from/to broker-variation margin futures	211,894	*
Equity contracts	Unaffiliated investments	188,653		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	64,335		Unrealized depreciation on OTC swap agreements	569
Foreign exchange contracts	Unaffiliated investments	134,072		Options written outstanding, at value	50,517
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	5,941,334		Unrealized depreciation on OTC forward foreign currency exchange contracts	10,449,334
Interest rate contracts	Due from/to broker-variation margin futures	3,727,938	*	Due from/to broker-variation margin futures	8,749,981	*
Interest rate contracts	Due from/to broker-variation margin swaps	8,620,236	*	Due from/to broker-variation margin swaps	25,795,300	*
Interest rate contracts	Premiums paid for OTC swap agreements	39,860		Premiums received for OTC swap agreements	45,958
Interest rate contracts	Unaffiliated investments	2,193,968		Options written outstanding, at value	2,049,287
Interest rate contracts	Unrealized appreciation on OTC swap agreements	2,036,336		Unrealized depreciation on OTC swap agreements	761,367

		$44,023,473			$64,399,657

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Commodity contracts	$—	$(43,270)	$1,296,910	$(2,926,591)	$—	$—	$5,877,245
Credit contracts	—	(54,191)	883,055	—	—	—	812,125
Equity contracts	138,339	—	—	43,757,532	—	—	4,282,391
Foreign exchange contracts	—	(223,975)	1,010,788	—	21,634,773	—	—
Interest rate contracts	—	3,721,826	(1,050,378)	47,389,366	—	(99,190)	5,577,177

Total	$138,339	$3,400,390	$2,140,375	$88,220,307	$21,634,773	$(99,190)	$16,548,938

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Commodity contracts	$—	$(145,101)	$46,936	$(329,847)	$—	$—	$11,915,768
Credit contracts	—	21,397	234,414	—	—	—	160,884
Equity contracts	3,770	—	—	10,819,994	—	—	914,632
Foreign exchange contracts	—	70,060	171,560	—	(1,949,348)	—	—
Interest rate contracts	—	(13,230)	135,869	(17,429,044)	—	115,546	(26,500,653)

Total	$3,770	$(66,874)	$588,779	$(6,938,897)	$(1,949,348)	$115,546	$(13,509,369)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$1,284,797	$396,072,298	$2,045,668,717	$1,259,849,160	$534,080,171

Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(4)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$1,110,562,023	$8,396,930	$96,638,400	$3,162,314,381	$342,652,756

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$469,549,306	$95,722,166	$324,883,850	$147,421,013

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	N/A	$618,016,028	$(618,016,028)	$—
Repurchase Agreements	The Bank of Nova Scotia—Toronto	12,500,000	(12,500,000)	—
Reverse Repurchase Agreements	BNP Paribas S.A.	(6,195,830)	5,156,723	(1,039,107)
Reverse Repurchase Agreements	HSBC Bank USA, N.A.	(8,569,843)	8,569,843	—
Reverse Repurchase Agreements	Morgan Stanley & Co. International PLC	(21,528,190)	21,012,688	(515,502)
Reverse Repurchase Agreements	Natwest Markets PLC	(11,212,371)	11,212,371	—

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Description	Counterparty	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Reverse Repurchase Agreements	UBS AG	(1,017,399)	1,013,073	(4,326)

		$581,992,395

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.(3)	$571,841	$(270,287)	$301,554	$(216,444)	$85,110
Bank of America, N.A.(4-a)	891,426	(538,481)	352,945	(352,945)	—
Bank of America, N.A.(4-b)	252,659	(9,727)	242,932	(242,932)	—
Barclays Bank PLC(3)	2,347,882	(2,732,224)	(384,342)	292,064	(92,278)
Barclays Bank PLC(4-b)	26,610	(304,504)	(277,894)	245,821	(32,073)
BNP Paribas S.A.(3)	—	(7,621)	(7,621)	—	(7,621)
BNP Paribas S.A.(4-a)	517,632	(1,496,769)	(979,137)	727,736	(251,401)
BNP Paribas S.A.(4-b)	1,039,381	(527,032)	512,349	(512,349)	—
Canadian Imperial Bank of Commerce(4-b)	64,927	—	64,927	—	64,927
Citibank, N.A.(3)	620,070	(1,308,834)	(688,764)	580,336	(108,428)
Citibank, N.A.(4-a)	1,274,323	(1,892,501)	(618,178)	618,178	—
Citibank, N.A.(4-b)	605,409	(198,077)	407,332	(407,332)	—
Citibank, N.A., London(4-a)	—	(4,412)	(4,412)	—	(4,412)
Citigroup Global Markets, Inc.(3)	780	—	780	—	780
Credit Suisse International(3)	2,210	(5,068)	(2,858)	—	(2,858)
Credit Suisse International(4-a)	486,407	(605,413)	(119,006)	119,006	—
Credit Suisse International(4-b)	76,896	—	76,896	—	76,896
Deutsche Bank AG(3)	57,438	(112,235)	(54,797)	—	(54,797)
Deutsche Bank AG(4-a)	723,966	(415,375)	308,591	(140,000)	168,591
Deutsche Bank AG(4-b)	348,225	(522,598)	(174,373)	174,373	—
Goldman Sachs Bank USA(4-a)	1,173,996	(2,743,050)	(1,569,054)	1,273,027	(296,027)
Goldman Sachs Bank USA(4-b)	276,660	(650,946)	(374,286)	—	(374,286)
Goldman Sachs International(4-a)	999,043	(838,783)	160,260	—	160,260
Goldman Sachs International(4-b)	581,689	(361,170)	220,519	(220,519)	—
HSBC Bank USA, N.A.(4-a)	1,371,788	(1,414,239)	(42,451)	—	(42,451)
HSBC Bank USA, N.A.(4-b)	95,658	(139,394)	(43,736)	—	(43,736)
JPMorgan Chase Bank, London(4-a)	—	(1,609)	(1,609)	—	(1,609)
JPMorgan Chase Bank, London(4-b)	—	(805)	(805)	—	(805)
JPMorgan Chase Bank, N.A.(3)	3,380	(65,829)	(62,449)	62,449	—
JPMorgan Chase Bank, N.A.(4-a)	1,567,014	(182,652)	1,384,362	(1,384,362)	—
JPMorgan Chase Bank, N.A.(4-b)	765,939	(234,826)	531,113	(460,000)	71,113
Merrill Lynch International(4-a)	—	(6,809)	(6,809)	—	(6,809)
Merrill Lynch International(4-b)	53,141	(44,647)	8,494	—	8,494
Morgan Stanley & Co. International PLC(3)	2,838,522	(3,119,398)	(280,876)	280,876	—
Morgan Stanley & Co. International PLC(4-a)	785,294	(113,600)	671,694	(670,000)	1,694
Morgan Stanley & Co. International PLC(4-b)	84,206	—	84,206	—	84,206
Morgan Stanley Capital Services LLC(4-a)	1,033,135	(834,997)	198,138	(198,138)	—
Morgan Stanley Capital Services LLC(4-b)	51,349	(21,278)	30,071	(30,071)	—
Natwest Markets PLC(4-a)	400,016	(129,012)	271,004	(271,004)	—
Natwest Markets PLC(4-b)	53,628	(54,552)	(924)	—	(924)
Societe Generale (Paris)(4-b)	—	(6,412)	(6,412)	—	(6,412)
Standard Chartered Bank, London(4-a)	457,624	(315,519)	142,105	—	142,105

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Standard Chartered Bank, London(4-b)	$27,598	$—	$27,598	$—	$27,598
UBS AG (London)(4-b)	64,335	—	64,335	—	64,335
UBS AG(4-a)	2,343	(784,037)	(781,694)	710,585	(71,109)
UBS AG(4-b)	—	(253,732)	(253,732)	236,751	(16,981)

	$22,594,440	$(23,268,454)	$(674,014)	$215,106	$(458,908)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

(3)	PGIM Fixed Income (Core Plus)

(4-a)	PIMCO (International Hedge)

(4-b)	PIMCO (Real Return)

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST ADVANCED STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $618,016,028:
Unaffiliated investments (cost $7,692,600,252)	$8,890,097,058
Affiliated investments (cost $1,394,454,794)	1,454,170,967
Foreign currency, at value (cost $19,926,124)	20,088,233
Cash	455,498
Cash segregated for counterparty—OTC	430,000
Receivable for investments sold	470,574,076
Dividends and interest receivable	25,884,470
Unrealized appreciation on OTC swap agreements	13,384,116
Tax reclaim receivable	7,550,226
Deposit with broker for centrally cleared/exchange-traded derivatives	6,627,087
Unrealized appreciation on OTC forward foreign currency exchange contracts	5,941,334
Due from broker-variation margin futures	2,252,014
Due from broker-variation margin swaps	1,779,952
Premiums paid for OTC swap agreements	984,187
Receivable from affiliate	10,128
Receivable for Portfolio shares sold	6,901
Prepaid expenses and other assets	133,713

Total Assets	10,900,369,960

LIABILITIES
Payable for investments purchased	1,406,562,115
Payable to broker for collateral for securities on loan	630,679,017
Reverse repurchase agreements	48,523,634
Securities sold short, at value (proceeds received $10,795,304)	12,067,380
Unrealized depreciation on OTC forward foreign currency exchange contracts	10,449,334
Cash segregated from counterparty—OTC and TBA	9,101,000
Unrealized depreciation on OTC swap agreements	6,396,100
Premiums received for OTC swap agreements	4,259,000
Options written outstanding, at value (proceeds received $3,574,654)	2,990,771
Payable to affiliate	2,815,978
Management fee payable	2,564,834
Payable for Portfolio shares repurchased	2,338,071
Accrued expenses and other liabilities	1,582,502
Due to broker-variation margin futures	991,217
Forward commitment contracts, at value (proceeds receivable $828,625)	829,448
Foreign capital gains tax liability accrued	267,960
Distribution fee payable	236,818
Affiliated transfer agent fee payable	357

Total Liabilities	2,142,655,536

NET ASSETS	$8,757,714,424

Net assets were comprised of:
Partners’ Equity	$8,757,714,424

Net asset value and redemption price per share, $8,757,714,424 / 404,970,454 outstanding shares of beneficial interest	$21.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $5,617,130 foreign withholding tax, of which $496,043 is reimbursable by an affiliate)	$121,429,863
Interest income	88,921,249
Affiliated dividend income	13,382,205
Income from securities lending, net (including affiliated income of $1,640,195)	2,014,020

Total income	225,747,337

EXPENSES
Management fee	54,270,897
Distribution fee	20,676,130
Custodian and accounting fees	1,491,970
Trustees’ fees	106,130
Audit fee	92,100
Legal fees and expenses	40,555
Shareholders’ reports	34,632
Interest expense on borrowed bonds-short and reverse repurchase agreements	10,088
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	177,128

Total expenses	76,906,638
Less: Fee waiver and/or expense reimbursement	(3,207,546)

Net expenses	73,699,092

NET INVESTMENT INCOME (LOSS)	152,048,245

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $15,351,059)	388,672,182
Futures transactions	88,220,307
Forward rate agreement transactions	(99,190)
Forward and cross currency contract transactions	21,634,773
Options written transactions	2,140,375
Short sales transactions	25,815
Swap agreements transactions	16,548,938
Foreign currency transactions	(10,086,319)

507,056,881

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $36,616,348)	1,013,572,860
Futures	(6,938,897)
Forward rate agreements	115,546
Forward and cross currency contracts	(1,949,348)
Options written	588,779
Short sales	(1,415,929)
Swap agreements	(13,509,369)
Foreign currencies	(1,321,375)

989,142,267

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,496,199,148

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,648,247,393

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$152,048,245	$149,985,589
Net realized gain (loss) on investment and foreign currency transactions	507,056,881	524,144,113
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	989,142,267	(1,167,441,863)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,648,247,393	(493,312,161)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [11,438,080 and 2,985,746 shares, respectively]	213,084,831	54,029,528
Portfolio shares repurchased [36,288,231 and 65,040,938 shares, respectively]	(733,455,233)	(1,205,701,702)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(520,370,402)	(1,151,672,174)

CAPITAL CONTRIBUTIONS	70,061	2,297,635

TOTAL INCREASE (DECREASE)	1,127,947,052	(1,642,686,700)
NET ASSETS:
Beginning of year	7,629,767,372	9,272,454,072

End of year	$8,757,714,424	$7,629,767,372

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST ALLIANZGI WORLD TRENDS PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 95.4%		Value
COMMON STOCKS — 63.5%	Shares
Argentina — 0.0%
Banco BBVA Argentina SA, ADR	85,863	$478,257
Banco Macro SA, ADR(a)	5,844	211,845
Globant SA*	10,026	1,063,257
Grupo Financiero Galicia SA, ADR(a)	17,818	289,186

		2,042,545

Australia — 0.9%
Aurizon Holdings Ltd.	1,120,989	4,123,926
CSL Ltd.	15,478	2,997,134
Domino’s Pizza Enterprises Ltd.	120,977	4,448,497
Fortescue Metals Group Ltd.	784,482	5,902,188
Macquarie Group Ltd.	12,305	1,190,747
Newcrest Mining Ltd.	157,002	3,322,077
NRW Holdings Ltd.	428,237	973,247
OceanaGold Corp.	30,378	59,654
Qantas Airways Ltd.	697,683	3,495,245
Rio Tinto PLC	147,983	8,856,888
Telstra Corp. Ltd.	2,554,492	6,346,724
Treasury Wine Estates Ltd.	146,935	1,676,101

		43,392,428

Austria — 0.2%
ANDRITZ AG	43,392	1,875,348
OMV AG	41,786	2,348,090
PIERER Mobility AG	12,859	723,355
Raiffeisen Bank International AG	41,921	1,054,658
UNIQA Insurance Group AG	177,816	1,837,725
Wienerberger AG	54,790	1,623,721

		9,462,897

Belgium — 0.1%
Ageas	61,582	3,643,124
Colruyt SA	22,566	1,177,291
UCB SA	34,649	2,755,816

		7,576,231

Bermuda — 0.0%
RenaissanceRe Holdings Ltd.	1,779	348,720
Triton International Ltd.	14,002	562,880

		911,600

Brazil — 0.5%
B3 SA - Brasil Bolsa Balcao	159,900	1,708,033
Banco Bradesco SA	203,500	1,723,530
Banco do Brasil SA	20,500	269,175
Banco Santander Brasil SA, UTS	10,100	124,333
Cia de Locacao das Americas	89,300	504,140
Cia Siderurgica Nacional SA, ADR	100,532	346,835
Construtora Tenda SA	32,500	243,910
Cosan Ltd. (Class A Stock)*	35,075	801,113
Cosan SA	70,300	1,215,793
Direcional Engenharia SA	14,300	53,322
Energisa SA, UTS	53,500	711,924
IRB Brasil Resseguros SA	58,100	562,556
Jereissati Participacoes SA	23,400	219,882
JSL SA	26,800	178,347
Lojas Renner SA	84,423	1,179,240

COMMON STOCKS (continued)	Shares	Value
Brazil (continued)
Magazine Luiza SA	4,700	$55,731
Oi SA, ADR*(a)	112,292	104,611
Petroleo Brasileiro SA	217,900	1,733,363
Raia Drogasil SA	12,900	358,007
SLC Agricola SA	64,300	396,410
StoneCo Ltd. (Class A Stock)*(a)	272,525	10,871,022
Telefonica Brasil SA	3,600	43,887
Transmissora Alianca de Energia Eletrica SA, UTS	66,700	516,993
Vale SA	92,700	1,228,257
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	9,600	40,522

		25,190,936

Canada — 2.4%
Aecon Group, Inc.	13,446	181,413
Alimentation Couche-Tard, Inc. (Class B Stock)	392,709	12,462,776
Badger Daylighting Ltd.	21,382	578,617
Bank of Montreal	26,413	2,047,056
Bank of Nova Scotia (The)	9,907	559,608
BCE, Inc.	62,767	2,907,907
Brookfield Renewable Partners LP	2,760	128,164
CAE, Inc.	6,019	159,357
Canadian Apartment Properties REIT	47,831	1,952,579
Canadian National Railway Co.	35,185	3,182,921
Canadian Tire Corp. Ltd. (Class A Stock)	23,364	2,514,435
Canadian Utilities Ltd. (Class A Stock)	4,088	123,312
Capital Power Corp.	7,504	198,731
Cenovus Energy, Inc.	260,439	2,647,410
Cogeco Communications, Inc.	12,506	1,090,200
Constellation Software, Inc.	6,565	6,375,970
Eldorado Gold Corp.*	152,931	1,228,347
Element Fleet Management Corp.	62,527	533,999
Emera, Inc.	4,133	177,567
Empire Co. Ltd. (Class A Stock)	17,339	406,720
Enbridge, Inc.	158,605	6,306,092
Equitable Group, Inc.	7,215	607,570
Fortis, Inc.	5,044	209,288
Franco-Nevada Corp.	6,206	640,840
Genworth MI Canada, Inc.(a)	28,483	1,246,316
George Weston Ltd.	23,190	1,839,770
Granite Real Estate Investment Trust, REIT	2,421	123,012
Home Capital Group, Inc.*	23,701	601,583
Husky Energy, Inc.	274,692	2,204,221
Hydro One Ltd., 144A	73,550	1,420,534
iA Financial Corp., Inc.	24,311	1,335,415
IAMGOLD Corp.*	37,296	139,298
Intact Financial Corp.	2,004	216,705
Inter Pipeline Ltd.(a)	12,778	221,798
Keyera Corp.(a)	61,616	1,614,244
Kirkland Lake Gold Ltd.	6,925	305,254
Laurentian Bank of Canada(a)	30,711	1,050,780
Linamar Corp.	18,117	685,448
Loblaw Cos. Ltd.	57,470	2,965,223
Magna International, Inc.	104,042	5,704,663

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Canada (continued)
Manulife Financial Corp.	448,760	$9,109,633
Metro, Inc.	63,830	2,634,207
Northview Apartment Real Estate Investment Trust, REIT	24,093	549,934
Nutrien Ltd.	118,312	5,664,362
Onex Corp.	1,387	87,767
Open Text Corp.	54,978	2,422,580
Power Corp. of Canada	157,177	4,048,801
Quebecor, Inc. (Class B Stock)	46,973	1,198,787
Restaurant Brands International, Inc. (NYSE)	23,322	1,487,244
Restaurant Brands International, Inc. (XTSE)	65,335	4,164,977
Rogers Communications, Inc. (Class B Stock)	4,230	210,042
Shopify, Inc. (Class A Stock)*	14,766	5,870,666
Suncor Energy, Inc.	25,115	823,145
TC Energy Corp.	69,048	3,677,455
Teck Resources Ltd. (Class B Stock)	173,408	3,007,314
TFI International, Inc.	24,029	809,941
Thomson Reuters Corp.	5,874	420,189
Toronto-Dominion Bank (The)	61,146	3,429,412
Transcontinental, Inc. (Class A Stock)	7,708	94,202
Wheaton Precious Metals Corp.	4,613	137,266

		118,743,067

Chile — 0.0%
Engie Energia Chile SA	98,577	150,104
Sociedad Matriz SAAM SA	640,643	50,335

		200,439

China — 1.9%
Agricultural Bank of China Ltd. (Class H Stock)	4,097,000	1,803,429
Alibaba Group Holding Ltd., ADR*	132,554	28,114,703
A-Living Services Co. Ltd. (Class H Stock), 144A	60,500	209,147
Anhui Conch Cement Co. Ltd. (Class H Stock)	9,000	65,807
ANTA Sports Products Ltd.	95,000	852,114
BAIC Motor Corp. Ltd. (Class H Stock), 144A	477,500	271,845
BAIOO Family Interactive Ltd., 144A	450,000	45,396
Bank of China Ltd. (Class H Stock)	4,206,000	1,797,588
Bank of Communications Co. Ltd. (Class H Stock)	766,000	544,282
Bosideng International Holdings Ltd.	114,000	41,275
China Aircraft Leasing Group Holdings Ltd.	103,500	110,325
China Aoyuan Group Ltd.	99,000	162,085
China CITIC Bank Corp. Ltd. (Class H Stock)	2,842,000	1,704,026
China Coal Energy Co. Ltd. (Class H Stock)	478,000	189,372
China Conch Venture Holdings Ltd.	173,000	755,352
China Construction Bank Corp. (Class H Stock)	2,937,000	2,535,401
China Everbright Bank Co. Ltd. (Class H Stock)	602,000	280,015

COMMON STOCKS (continued)	Shares	Value
China (continued)
China Kepei Education Group Ltd.	92,000	$44,447
China Lilang Ltd.	275,000	224,770
China Meidong Auto Holdings Ltd.	46,000	60,558
China Minsheng Banking Corp. Ltd. (Class H Stock)	2,046,000	1,547,071
China Mobile Ltd.	32,000	269,340
China Oilfield Services Ltd. (Class H Stock)	358,000	563,905
China Oriental Group Co. Ltd.	76,000	31,534
China Overseas Grand Oceans Group Ltd.	55,000	38,141
China Pacific Insurance Group Co. Ltd. (Class H Stock)	79,400	313,129
China Petroleum & Chemical Corp. (Class H Stock)	278,000	167,655
China Railway Construction Corp. Ltd. (Class H Stock)	444,500	489,067
China Resources Pharmaceutical Group Ltd., 144A	236,000	219,334
China Resources Power Holdings Co. Ltd.	84,000	118,117
China Sunshine Paper Holdings Co. Ltd.	1,443,500	240,781
China Suntien Green Energy Corp. Ltd. (Class H Stock)	456,000	132,004
China Telecom Corp. Ltd. (Class H Stock)	2,442,000	1,005,957
China Yuchai International Ltd.	11,005	146,697
China Zhongwang Holdings Ltd.	314,000	125,628
Chongqing Rural Commercial Bank Co. Ltd. (Class H Stock)	416,000	212,871
CITIC Ltd.	2,113,000	2,824,789
CITIC Telecom International Holdings Ltd.	223,000	81,496
Consun Pharmaceutical Group Ltd.	228,000	135,881
Country Garden Services Holdings Co. Ltd.	203,000	686,370
Dongfeng Motor Group Co. Ltd. (Class H Stock)	82,000	77,249
Far East Horizon Ltd.	33,000	30,965
Fosun International Ltd.	301,000	440,932
Industrial & Commercial Bank of China Ltd. (Class H Stock)	2,335,000	1,798,690
JD.com, Inc., ADR*	17,386	612,509
JinkoSolar Holding Co. Ltd., ADR*	1,663	37,401
Jupai Holdings Ltd., ADR*	30,185	42,863
Kaisa Group Holdings Ltd.*	193,000	92,541
Kingboard Holdings Ltd.	36,500	116,189
Legend Holdings Corp. (Class H Stock), 144A	58,900	133,781
Lenovo Group Ltd.	60,000	40,280
LexinFintech Holdings Ltd., ADR*	6,278	87,201
Leyou Technologies Holdings Ltd.*	90,000	27,019
Li Ning Co. Ltd.	10,000	30,036
Meituan Dianping (Class B Stock)*	7,300	95,578
Metallurgical Corp. of China Ltd. (Class H Stock)	761,000	170,944
Momo, Inc., ADR(a)	4,607	154,335
NetEase, Inc., ADR	2,298	704,659

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
China (continued)
New Oriental Education & Technology Group, Inc., ADR*	8,444	$1,023,835
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	168,000	1,994,175
Shanghai Industrial Holdings Ltd.	76,000	146,215
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	369,800	720,885
Shenzhen International Holdings Ltd.	119,500	263,108
Shenzhen Investment Ltd.	274,000	109,848
Shimao Property Holdings Ltd.	435,500	1,689,024
Sichuan Expressway Co. Ltd. (Class H Stock)	304,000	95,224
Sinopharm Group Co. Ltd. (Class H Stock)	101,600	371,617
Springland International Holdings Ltd.	650,000	183,568
Sun King Power Electronics Group	902,000	134,989
Sunac China Holdings Ltd.	126,000	757,068
Sunny Optical Technology Group Co. Ltd.	6,400	111,223
TAL Education Group, ADR*	54,375	2,620,875
TCL Electronics Holdings Ltd.	172,000	81,137
Tencent Holdings Ltd.	385,843	18,572,075
Tencent Music Entertainment Group, ADR*	328,349	3,854,817
Tian Ge Interactive Holdings Ltd., 144A*	301,000	75,158
Tianjin Capital Environmental Protection Group Co. Ltd. (Class H Stock)	706,000	259,802
Tsingtao Brewery Co. Ltd. (Class H Stock)	16,000	107,555
Uni-President China Holdings Ltd.	133,000	139,780
Vipshop Holdings Ltd., ADR*	53,494	758,010
Weibo Corp., ADR*(a)	72,132	3,343,318
Weichai Power Co. Ltd. (Class H Stock)	426,000	902,408
WuXi AppTec Co. Ltd. (Class H Stock), 144A	27,100	336,682
Yangzijiang Shipbuilding Holdings Ltd.	2,763,400	2,310,652
Yanzhou Coal Mining Co. Ltd. (Class H Stock)	256,000	231,024
YiChang HEC ChangJiang Pharmaceutical Co. Ltd. (Class H Stock), 144A	7,200	41,016
Yihai International Holding Ltd.*	21,000	123,863
Yuexiu Transport Infrastructure Ltd.	396,000	352,180
Yum China Holdings, Inc.	1,988	95,444
Yuzhou Properties Co. Ltd.	68,000	37,504
Zhongyu Gas Holdings Ltd.	58,000	51,309

		95,750,264

Colombia — 0.0%
Corp Financiera Colombiana SA*	24,046	225,301
Ecopetrol SA, ADR	19,752	394,250

		619,551

Czech Republic — 0.0%
Central European Media Enterprises Ltd. (Class A Stock)*	13,657	61,226

COMMON STOCKS (continued)	Shares	Value
Czech Republic (continued)
Komercni banka A/S	5,349	$195,824

		257,050

Denmark — 0.9%
Ambu A/S (Class B Stock)(a)	829,329	13,895,565
Carlsberg A/S (Class B Stock)	17,479	2,607,582
Coloplast A/S (Class B Stock)	11,576	1,434,927
DSV Panalpina A/S	75,166	8,661,457
ISS A/S	53,246	1,277,481
Netcompany Group A/S, 144A*	193,356	9,190,496
Novo Nordisk A/S (Class B Stock)	68,272	3,964,161
Ow Bunker A/S*^(d)	53,469	—
Royal Unibrew A/S	16,875	1,545,577
SimCorp A/S	32,361	3,680,785

		46,258,031

Finland — 0.1%
Huhtamaki OYJ	40,461	1,877,783
Kojamo OYJ	73,000	1,332,923
Valmet OYJ	70,294	1,684,846

		4,895,552

France — 1.7%
Akka Technologies	11,800	868,169
Alten SA	4,896	618,227
Atos SE	42,186	3,525,559
AXA SA	121,223	3,415,689
Bouygues SA	104,693	4,455,392
Cie Generale des Etablissements Michelin SCA	51,654	6,325,368
Credit Agricole SA	110,022	1,598,084
Eiffage SA	32,494	3,719,101
Faurecia SE	77,419	4,179,897
Hermes International	703	526,818
Ingenico Group SA	24,287	2,637,862
Interparfums SA	44,370	1,842,379
Ipsen SA	14,230	1,262,259
Klepierre SA, REIT	47,196	1,792,996
Korian SA	31,147	1,466,565
Nexity SA	48,744	2,449,743
Orange SA	383,026	5,635,504
Peugeot SA	144,506	3,476,422
Sanofi	105,353	10,602,760
Sartorius Stedim Biotech	19,497	3,234,855
Sodexo SA	18,313	2,169,711
SPIE SA	82,548	1,681,524
Teleperformance	11,065	2,698,732
TOTAL SA	120,469	6,670,600
Vinci SA	70,959	7,897,818

		84,752,034

Germany — 2.0%
Aareal Bank AG	49,023	1,669,549
alstria office REIT-AG, REIT	84,964	1,601,748
Aroundtown SA	328,907	2,951,974
Bayerische Motoren Werke AG	32,241	2,650,873
Bechtle AG	71,604	10,079,728
CANCOM SE	56,014	3,327,047

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Germany (continued)
Deutsche Pfandbriefbank AG, 144A	186,433	$3,062,038
Deutsche Telekom AG	324,758	5,305,193
Evotec SE*(a)	57,214	1,493,341
Fraport AG Frankfurt Airport Services Worldwide	11,699	999,821
GRENKE AG(a)	68,464	7,109,161
Hannover Rueck SE	12,127	2,346,628
HeidelbergCement AG	14,790	1,085,050
Hella GmbH & Co. KGaA	25,600	1,420,175
HOCHTIEF AG	16,513	2,126,963
Infineon Technologies AG	438,390	10,018,223
Jenoptik AG	77,800	2,242,287
Merck KGaA	28,365	3,361,120
MTU Aero Engines AG	15,489	4,440,087
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	16,900	4,985,377
Rheinmetall AG	8,465	974,791
Salzgitter AG	46,557	1,039,226
SAP SE	65,290	8,858,635
Scout24 AG, 144A	36,754	2,438,147
Siltronic AG	40,154	4,073,268
Stroeer SE & Co. KGaA	38,995	3,149,556
TAG Immobilien AG*	40,997	1,021,554
TLG Immobilien AG	82,909	2,648,401
Zalando SE, 144A*	50,969	2,584,780

		99,064,741

Ghana — 0.0%
Tullow Oil PLC	872,737	744,520

Greece — 0.0%
Safe Bulkers, Inc.*	22,672	38,542

Hong Kong — 0.3%
AIA Group Ltd.	1,056,347	11,102,701
CK Asset Holdings Ltd.	334,000	2,407,670
Emperor Entertainment Hotel Ltd.	715,000	141,288
Jacobson Pharma Corp. Ltd.	248,000	54,667
Kerry Properties Ltd.	150,000	477,404
Melco Resorts & Entertainment Ltd., ADR	7,314	176,779
Organic Tea Cosmetics Holdings Co. Ltd.	214,237	268,234
Pou Sheng International Holdings Ltd.	175,000	55,179
Seaspan Corp.	3,246	46,126
Sino Biopharmaceutical Ltd.	596,000	836,387
Stella International Holdings Ltd.	32,000	51,399
Texhong Textile Group Ltd.	102,500	115,669

		15,733,503

Hungary — 0.0%
Magyar Telekom Telecommunications PLC	141,667	214,000
OTP Bank Nyrt	38,633	2,019,267
Richter Gedeon Nyrt	5,702	123,933

		2,357,200

India — 0.3%
HDFC Bank Ltd., ADR	198,386	12,571,721

COMMON STOCKS (continued)	Shares	Value
India (continued)
Vedanta Ltd., ADR	17,440	$150,507
WNS Holdings Ltd., ADR*	4,641	307,002

		13,029,230

Indonesia — 0.1%
Ace Hardware Indonesia Tbk PT	17,904,811	1,927,874
Bank Central Asia Tbk PT	1,124,474	2,703,373
Bank Tabungan Pensiunan Nasional Syariah Tbk PT*	575,400	176,651
Gudang Garam Tbk PT	86,600	330,107
Indah Kiat Pulp & Paper Corp. Tbk PT	161,700	89,428
Japfa Comfeed Indonesia Tbk PT	255,600	28,256
Media Nusantara Citra Tbk PT	2,524,100	296,110
Mitra Adiperkasa Tbk PT	4,266,500	324,257
Pabrik Kertas Tjiwi Kimia Tbk PT	392,000	288,984
Puradelta Lestari Tbk PT	2,270,700	48,546
Sri Rejeki Isman Tbk PT	2,757,000	51,602
Summarecon Agung Tbk PT	466,800	33,799

		6,298,987

Ireland — 0.5%
AerCap Holdings NV*	84,941	5,221,323
CRH PLC	120,288	4,853,367
Dalata Hotel Group PLC	268,404	1,554,058
Keywords Studios PLC	49,887	995,947
Kingspan Group PLC	117,353	7,174,032
Ryanair Holdings PLC, ADR*	35,989	3,152,997

		22,951,724

Israel — 0.4%
Bank Leumi Le-Israel BM	313,642	2,284,262
First International Bank of Israel Ltd.	22,984	665,714
Israel Corp. Ltd. (The)*	3,066	637,082
Israel Discount Bank Ltd. (Class A Stock)	579,667	2,693,943
Kornit Digital Ltd.*(a)	29,046	994,245
Mizrahi Tefahot Bank Ltd.	53,138	1,418,510
Plus500 Ltd.	74,932	881,395
Wix.com Ltd.*	96,142	11,765,858

		21,341,009

Italy — 0.6%
Amplifon SpA	61,227	1,763,740
Buzzi Unicem SpA	83,991	2,114,914
De’ Longhi SpA	62,799	1,317,290
DiaSorin SpA	8,300	1,075,659
Enel SpA	1,362,601	10,821,628
ERG SpA	48,813	1,052,895
FinecoBank Banca Fineco SpA	164,000	1,965,640
Hera SpA	415,455	1,820,808
Iren SpA	334,184	1,036,582
Poste Italiane SpA, 144A	354,573	4,020,251
Unipol Gruppo SpA	165,282	946,648
UnipolSai Assicurazioni SpA	313,918	911,045

		28,847,100

Japan — 2.6%
Adastria Co. Ltd.	63,200	1,443,500

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
AGC, Inc.	111,900	$3,996,778
Alfresa Holdings Corp.	25,000	507,276
Chubu Electric Power Co., Inc.	156,300	2,209,280
Daiwa House Industry Co. Ltd.	194,300	6,007,419
Fuji Media Holdings, Inc.	78,900	1,121,433
Hitachi Ltd.	95,200	4,010,531
Honda Motor Co. Ltd.	202,200	5,723,492
ITOCHU Corp.	314,500	7,302,702
KDDI Corp.	203,900	6,085,744
Keyence Corp.	17,948	6,319,166
Marubeni Corp.	673,400	4,973,248
Medipal Holdings Corp.	51,300	1,130,704
Meitec Corp.	9,100	512,017
Mitsubishi Chemical Holdings Corp.	668,900	5,000,121
Mitsubishi Corp.	164,200	4,348,125
Mitsui & Co. Ltd.	389,400	6,912,014
MonotaRO Co. Ltd.	127,024	3,388,329
NEC Corp.	90,400	3,737,833
Nippon Light Metal Holdings Co. Ltd.	269,900	581,554
Nippon Telegraph & Telephone Corp.	285,400	7,245,696
Nippon Television Holdings, Inc.	44,400	593,469
Nishimatsu Construction Co. Ltd.	25,100	566,341
Obayashi Corp.	122,700	1,364,625
Rengo Co. Ltd.	125,300	955,696
Ricoh Co. Ltd.	249,900	2,720,098
Sawai Pharmaceutical Co. Ltd.	20,800	1,319,145
Sekisui House Ltd.	209,700	4,488,796
Shimizu Corp.	298,100	3,035,171
Showa Denko KK(a)	66,600	1,754,270
Sojitz Corp.	876,800	2,822,083
Sumitomo Chemical Co. Ltd.	870,200	3,950,159
Sumitomo Corp.	444,200	6,586,117
Sumitomo Forestry Co. Ltd.	58,900	869,597
Teijin Ltd.	78,400	1,467,167
TIS, Inc.	22,900	1,345,177
Tokyu Fudosan Holdings Corp.	255,600	1,763,308
Toyo Suisan Kaisha Ltd.	43,900	1,865,009
Toyota Motor Corp.	140,400	9,896,767
West Japan Railway Co.	23,900	2,066,766
Yamaguchi Financial Group, Inc.	90,900	615,477

		132,602,200

Jordan — 0.0%
Hikma Pharmaceuticals PLC	45,684	1,206,301

Luxembourg — 0.0%
Ternium SA, ADR	8,210	180,620

Malaysia — 0.1%
Carlsberg Brewery Malaysia Bhd	5,500	39,582
Dialog Group Bhd	106,900	90,245
Frontken Corp. Bhd	486,400	272,868
Gadang Holdings BHD	1,387,300	236,705
Genting Bhd	234,100	346,795
Hengyuan Refining Co. Bhd*	102,700	105,984
Malaysia Airports Holdings Bhd	76,300	141,460
Malaysian Pacific Industries Bhd	79,200	221,179
MBM Resources BHD	72,500	68,734
MISC Bhd	292,400	598,487
Press Metal Aluminium Holdings Bhd	249,600	283,500

COMMON STOCKS (continued)	Shares	Value
Malaysia (continued)
RHB Bank Bhd	215,600	$304,995
Sunway Bhd	241,416	106,279
TIME dotCom Bhd	38,400	86,604
Top Glove Corp. Bhd	403,400	464,013
Westports Holdings Bhd	32,100	33,064

		3,400,494

Mexico — 0.1%
Alfa SAB de CV (Class A Stock)	42,800	35,449
America Movil SAB de CV (Class L Stock)	1,986,400	1,586,388
Corp Inmobiliaria Vesta SAB de CV	142,300	256,791
Grupo Aeroportuario del Centro Norte SAB de CV	19,300	144,499
Industrias Bachoco SAB de CV, ADR	9,481	493,012
Industrias CH SAB de CV (Class B Stock)*	37,200	183,211
Kimberly-Clark de Mexico SAB de CV (Class A Stock)*	82,100	163,397
Macquarie Mexico Real Estate Management SA de CV, 144A, REIT	157,100	205,395
Qualitas Controladora SAB de CV	80,100	337,388
Vitro SAB de CV (Class A Stock)	61,100	136,176

		3,541,706

Netherlands — 0.9%
Aalberts NV	26,466	1,189,183
ASM International NV	21,427	2,416,820
ASML Holding NV	47,254	14,054,601
ASR Nederland NV	84,132	3,156,391
IMCD NV	18,528	1,621,728
Koninklijke Ahold Delhaize NV	279,225	6,979,537
NN Group NV	87,832	3,334,542
OCI NV*	49,700	1,049,762
Royal Dutch Shell PLC (Class A Stock)	162,413	4,821,024
Signify NV, 144A	88,741	2,775,664
uniQure NV*(a)	6,566	470,519
Wolters Kluwer NV	67,141	4,901,388

		46,771,159

New Zealand — 0.1%
Mainfreight Ltd.	166,344	4,760,833

Norway — 0.2%
DNB ASA	43,097	805,619
DNO ASA	566,733	748,213
Elkem ASA, 144A	447,146	1,264,369
Grieg Seafood ASA	35,329	564,675
Hermitage Offshore Services Ltd.*	124	126
Leroy Seafood Group ASA	173,687	1,154,355
PGS ASA*	571,150	1,120,091
Storebrand ASA	373,087	2,935,056

		8,592,504

Philippines — 0.1%
BDO Unibank, Inc.	140,070	436,600
Globe Telecom, Inc.	785	31,297
Jollibee Foods Corp.	293,264	1,252,025
Megaworld Corp.	2,761,000	218,623

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Philippines (continued)
Robinsons Land Corp.	71,900	$39,049
SM Investments Corp.	14,430	296,865
SM Prime Holdings, Inc.	588,300	488,437

		2,762,896

Poland — 0.0%
Asseco Poland SA	13,384	224,502
CD Projekt SA	5,155	380,348
Grupa Lotos SA	2,530	55,732
Jastrzebska Spolka Weglowa SA	14,270	80,554
Orange Polska SA*	61,061	114,542
PlayWay SA	1,505	94,913
Powszechna Kasa Oszczednosci Bank Polski SA	10,160	92,280
TEN Square Games SA	957	50,024

		1,092,895

Puerto Rico — 0.1%
Popular, Inc.	72,778	4,275,707

Russia — 0.1%
Globaltrans Investment PLC, GDR	12,230	108,478
LUKOIL PJSC, ADR	13,891	1,381,932
Magnitogorsk Iron & Steel Works PJSC, GDR	16,675	144,584
MMC Norilsk Nickel PJSC, ADR	53,436	1,636,302
Polymetal International PLC	9,465	149,943
Sberbank of Russia PJSC, ADR	53,088	874,361
Severstal PJSC, GDR	11,542	175,146
Surgutneftegas PJSC, ADR	10,025	62,255
VTB Bank PJSC, GDR	157,220	230,396

		4,763,397

Singapore — 0.2%
BOC Aviation Ltd., 144A	126,700	1,290,494
CapitaLand Mall Trust, REIT	1,012,900	1,852,582
DBS Group Holdings Ltd.	231,200	4,452,796
Singapore Airlines Ltd.	111,400	749,807
Yanlord Land Group Ltd.	74,300	66,950

		8,412,629

South Africa — 0.5%
Absa Group Ltd.	29,480	314,551
Anglo American Platinum Ltd.	11,318	1,056,784
Anglo American PLC	256,052	7,418,057
AngloGold Ashanti Ltd.	14,813	335,801
Aspen Pharmacare Holdings Ltd.*	50,655	431,636
Astral Foods Ltd.	9,181	142,690
Capitec Bank Holdings Ltd.	9,025	932,436
Clicks Group Ltd.	72,680	1,333,156
Emira Property Fund Ltd., REIT	155,516	146,604
Exxaro Resources Ltd.	5,908	55,469
Fortress REIT Ltd. (Class B Stock)	244,411	139,855
Impala Platinum Holdings Ltd.*	13,709	140,568
Imperial Logistics Ltd.	16,332	68,217
Kumba Iron Ore Ltd.	18,125	539,519
Metair Investments Ltd.	21,914	36,159
Momentum Metropolitan Holdings	291,309	454,899
Motus Holdings Ltd.	14,276	83,342

COMMON STOCKS (continued)	Shares	Value
South Africa (continued)
MTN Group Ltd.	5,632	$33,123
Naspers Ltd. (Class N Stock)	5,560	910,286
Nedbank Group Ltd.	2,271	34,738
Northam Platinum Ltd.*	16,033	141,775
Old Mutual Ltd.(a)	211,855	297,343
PSG Group Ltd.	433,642	7,242,813
Resilient REIT Ltd.	56,105	272,803
Sappi Ltd.	432,540	1,352,593
Telkom SA SOC Ltd.	128,429	319,008
Tsogo Sun Gaming Ltd.	69,210	60,763
Tsogo Sun Hotels Ltd.*	317,134	89,064

		24,384,052

South Korea — 0.3%
AfreecaTV Co. Ltd.	7,254	432,573
Daesang Corp.	1,697	34,026
Daewoong Co. Ltd.	2,930	32,794
DB HiTek Co. Ltd.	4,571	108,538
DGB Financial Group, Inc.	40,466	248,733
Dreamtech Co. Ltd.*	23,035	134,745
DSK Co. Ltd.*	4,578	36,009
GS Engineering & Construction Corp.	1,401	37,476
GS Holdings Corp.	5,582	248,384
Hana Financial Group, Inc.	18,748	596,581
Hana Pharm Co. Ltd.	3,049	59,309
Hanwha General Insurance Co. Ltd.	12,765	31,131
Hanwha Life Insurance Co. Ltd.	111,355	221,747
Hanyang Eng Co. Ltd.	7,815	82,896
HDC Hyundai Development Co-Engineering & Construction (Class E Stock)	1,918	42,482
HLscience Co. Ltd.	1,122	53,079
Huons Global Co. Ltd.	1,158	35,094
Hyundai Bioscience Co. Ltd.*	3,334	40,345
Hyundai Corp. Holdings, Inc.	3,589	36,989
Hyundai Mobis Co. Ltd.	2,855	630,941
Ilshin Stone Co. Ltd.*	18,314	37,976
Industrial Bank of Korea	62,455	635,393
JB Financial Group Co. Ltd.	23,164	109,987
KB Financial Group, Inc.	29,377	1,205,144
KCC Engineering & Construction Co. Ltd.	18,767	105,240
Kia Motors Corp.	46,372	1,771,098
Korea Aerospace Industries Ltd.	2,563	75,280
Korea Asset In Trust Co. Ltd.	50,964	148,466
Korea Investment Holdings Co. Ltd.	2,211	137,852
Korea Real Estate Investment & Trust Co. Ltd.	28,682	52,020
Korean Reinsurance Co.	28,037	220,577
KT Corp.	33,090	771,332
KT&G Corp.	7,386	598,114
Kwang Dong Pharmaceutical Co. Ltd.	18,865	108,284
Lotte Non-Life Insurance Co. Ltd.*	86,412	154,703
MegaStudy Co. Ltd.	3,359	34,399
MiCo Ltd.	23,960	119,483
Neowiz*	2,324	34,048
NHN KCP Corp.	1,948	37,274
OptoElectronics Solutions Co. Ltd.	1,908	81,411
Orion Holdings Corp.	3,974	60,923

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
South Korea (continued)
POSCO	4,648	$944,492
PSK, Inc.	8,694	177,277
Samsung Electronics Co. Ltd.	96,041	4,622,330
Samsung Securities Co. Ltd.	9,697	322,266
Samyang Tongsang Co. Ltd.	943	48,775
Seojin System Co. Ltd.	3,778	93,855
SK Hynix, Inc.	10,519	848,871
Soulbrain Co. Ltd.	546	39,983
Spigen Korea Co. Ltd.	942	41,376
Taekwang Industrial Co. Ltd.	79	72,287
Tovis Co. Ltd.	8,387	68,266
UBCare Co. Ltd.	7,498	37,161
Webcash Corp.	2,867	106,174
Woongjin Thinkbig Co. Ltd.*	13,136	34,300
Woori Financial Group, Inc.	43,614	436,227

		17,536,516

Spain — 0.5%
Acciona SA	10,421	1,096,805
ACS Actividades de Construccion y Servicios SA	81,092	3,250,455
Banco Bilbao Vizcaya Argentaria SA	972,944	5,448,951
Cia de Distribucion Integral Logista Holdings SA	39,754	899,488
CIE Automotive SA	22,883	542,229
Global Dominion Access SA, 144A*	35,179	144,260
Iberdrola SA.	586,137	6,052,486
Merlin Properties Socimi SA, REIT	101,877	1,464,458
Repsol SA	360,150	5,646,902

		24,546,034

Sweden — 1.0%
AAK AB	88,200	1,685,076
AddTech AB (Class B Stock)	152,774	4,944,548
Assa Abloy AB (Class B Stock)	95,119	2,223,119
Atlas Copco AB (Class A Stock)	114,988	4,585,198
BioGaia AB (Class B Stock)	42,832	1,939,045
Castellum AB	73,646	1,731,029
Elekta AB (Class B Stock)	132,663	1,747,893
Epiroc AB (Class A Stock)	190,827	2,327,440
EQT AB*	98,041	1,137,580
Fastighets AB Balder (Class B Stock)*	32,132	1,495,058
Hexagon AB (Class B Stock)	62,171	3,480,826
Hexpol AB	491,265	4,813,684
Indutrade AB	43,836	1,569,291
Intrum AB	33,930	1,012,812
Loomis AB (Class B Stock)	17,778	735,814
Skandinaviska Enskilda Banken AB (Class A Stock)	421,649	3,966,800
Skanska AB (Class B Stock)	104,603	2,362,086
Tele2 AB (Class B Stock)	220,421	3,194,649
Tobii AB*(a)	203,500	816,133
Vitrolife AB	99,194	2,095,144
Volvo AB (Class B Stock)	78,880	1,319,963

		49,183,188

Switzerland — 1.3%
Baloise Holding AG	15,046	2,720,789

COMMON STOCKS (continued)	Shares	Value
Switzerland (continued)
Cembra Money Bank AG	8,922	$977,338
CRISPR Therapeutics AG*(a)	8,806	536,329
Galenica AG, 144A*	14,299	885,099
Georg Fischer AG	1,842	1,873,977
Interroll Holding AG	1,358	3,070,281
Nestle SA	41,972	4,543,612
Novartis AG	10,016	950,072
OC Oerlikon Corp. AG	138,700	1,629,717
Partners Group Holding AG(a)	5,266	4,836,384
Sika AG	20,934	3,934,612
Stadler Rail AG*(a)	34,054	1,705,723
STMicroelectronics NV	320,658	8,648,088
Sunrise Communications Group AG, 144A*	13,900	1,093,198
Swiss Life Holding AG	12,577	6,316,367
Swiss Re AG	53,403	5,996,573
Temenos AG*	23,366	3,709,662
VAT Group AG, 144A*	18,757	3,169,588
Zurich Insurance Group AG	16,435	6,741,790

		63,339,199

Taiwan — 0.5%
Advantech Co. Ltd.	63,000	635,935
Alltop Technology Co. Ltd.	40,000	107,953
AmTRAN Technology Co. Ltd.*	266,000	94,603
Asia Cement Corp.	832,000	1,332,017
AURAS Technology Co. Ltd.	4,000	29,422
Baotek Industrial Materials Ltd.*	23,000	41,463
Bioteque Corp.	37,000	161,379
Center Laboratories, Inc.	14,692	29,500
Chailease Holding Co. Ltd.	286,000	1,317,909
Chang Hwa Commercial Bank Ltd.	195,000	147,555
CHC Healthcare Group	43,000	57,832
Chicony Electronics Co. Ltd.	228,000	677,910
China Motor Corp.	45,000	58,715
Dyaco International, Inc.	51,000	70,175
E.Sun Financial Holding Co. Ltd.	1,724,998	1,607,391
Edom Technology Co. Ltd.	55,000	35,112
Excelliance Mos Corp.	8,000	32,040
Far Eastern International Bank	764,809	305,044
Feng TAY Enterprise Co. Ltd.	27,000	175,722
Formosa Advanced Technologies Co. Ltd.	100,000	124,589
Fulgent Sun International Holding Co. Ltd.	156,000	698,712
GEM Services, Inc.	28,000	64,266
Global Mixed Mode Technology, Inc.	83,000	351,800
Highwealth Construction Corp.	146,000	225,659
HIM International Music, Inc.	19,000	78,485
Hon Hai Precision Industry Co. Ltd., GDR	46,573	287,353
Hotai Motor Co. Ltd.	17,000	387,891
Hsing TA Cement Co.	50,000	33,574
Lien Hwa Industrial Holdings Corp.	101,700	125,487
Lite-On Technology Corp.	388,000	638,140
Mitac Holdings Corp.	398,967	386,565
Novatek Microelectronics Corp.	51,000	373,350
Pacific Hospital Supply Co. Ltd.	24,000	59,566
Panion & BF Biotech, Inc.	21,000	60,366

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Taiwan (continued)
Powertech Technology, Inc.	141,000	$471,451
Prosperity Dielectrics Co. Ltd.	37,000	88,223
Quang Viet Enterprise Co. Ltd.	14,000	71,181
Raydium Semiconductor Corp.	10,510	35,696
Realtek Semiconductor Corp.	28,000	220,278
Simplo Technology Co. Ltd.	26,000	263,646
SinoPac Financial Holdings Co. Ltd.	2,047,000	887,945
Siward Crystal Technology Co. Ltd.	69,000	48,903
Stark Technology, Inc.	17,000	30,509
Systex Corp.	69,000	174,051
Tah Hsin Industrial Corp.	46,000	72,829
TA-I Technology Co. Ltd.	74,000	131,532
Taiwan Cooperative Financial Holding Co. Ltd.	993,327	687,291
Taiwan Semiconductor Manufacturing Co. Ltd.	536,000	5,950,600
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	28,693	1,667,063
United Microelectronics Corp.	1,063,000	584,149
Walsin Technology Corp.	22,000	176,182
Win Semiconductors Corp.	37,000	364,705
Wiwynn Corp.	6,000	127,705
WPG Holdings Ltd.	24,320	31,720
Yuanta Financial Holding Co. Ltd.	1,452,000	978,215
Zhen Ding Technology Holding Ltd.	110,000	526,215

		24,403,569

Thailand — 0.1%
Advanced Info Service PCL	55,500	394,685
BTS Group Holdings PCL	2,653,600	1,168,761
Com7 PCL	41,400	36,485
Electricity Generating PCL	113,600	1,241,417
Fabrinet*	13,105	849,728
Home Product Center PCL	238,100	126,909
Intouch Holdings PCL	794,700	1,517,285
Ratch Group PCL	53,300	122,193

		5,457,463

Turkey — 0.0%
Deva Holding A/S*	69,503	105,427
EGE Endustri VE Ticaret A/S	2,664	260,179
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Class A Stock)	113,443	50,628
QNB Finansbank A/S*	8,426	53,355
TAV Havalimanlari Holding A/S	77,571	381,283
Turkiye Kalkinma Bankasi A/S*	14,980	110,233

		961,105

United Kingdom — 1.9%
3i Group PLC	167,492	2,441,640
accesso Technology Group PLC*	56,897	365,393
ASOS PLC*	110,806	4,965,288
Auto Trader Group PLC, 144A	326,275	2,573,497
Barratt Developments PLC	427,059	4,242,424
Bellway PLC	31,444	1,586,779
Blue Prism Group PLC*(a)	51,915	784,924
BP PLC	299,629	1,879,007
British American Tobacco PLC	230,586	9,881,993

COMMON STOCKS (continued)	Shares	Value
United Kingdom (continued)
Burberry Group PLC	158,583	$4,671,137
CK Hutchison Holdings Ltd.	379,500	3,621,665
DCC PLC	61,816	5,367,701
Dialog Semiconductor PLC*	51,508	2,617,201
Genus PLC	61,400	2,591,404
GlaxoSmithKline PLC	410,839	9,690,847
Grafton Group PLC, UTS	139,152	1,599,602
Halma PLC	85,107	2,399,014
HomeServe PLC	168,542	2,823,301
Howden Joinery Group PLC	297,500	2,652,875
Informa PLC	200,053	2,274,689
Intermediate Capital Group PLC	117,245	2,501,899
J Sainsbury PLC	662,321	2,018,572
JD Sports Fashion PLC	188,413	2,102,958
Melrose Industries PLC	796,000	2,547,331
Micro Focus International PLC	129,289	1,820,976
Moneysupermarket.com Group PLC	310,079	1,359,547
Oxford Instruments PLC	77,276	1,577,204
Persimmon PLC	111,902	4,014,282
Rotork PLC	308,025	1,366,917
Royal Mail PLC	189,695	568,652
Senior PLC	447,347	1,024,521
Spectris PLC	33,390	1,285,437
St. James’s Place PLC	108,187	1,675,085
Tate & Lyle PLC	226,145	2,281,084
Tesco PLC	743,163	2,514,757

		97,689,603

United States — 40.0%
Abbott Laboratories	67,605	5,872,170
AbbVie, Inc.	128,054	11,337,901
ACADIA Pharmaceuticals, Inc.*	10,384	444,228
ACCO Brands Corp.	98,263	919,742
ACI Worldwide, Inc.*	10,050	380,744
Activision Blizzard, Inc.	110,365	6,557,888
Addus HomeCare Corp.*	13,190	1,282,332
Adobe, Inc.*	33,348	10,998,504
Advanced Disposal Services, Inc.*	22,146	727,939
AECOM*	14,205	612,662
AES Corp.	45,501	905,470
Aflac, Inc.	145,419	7,692,665
AGNC Investment Corp., REIT	57,502	1,016,635
Air Products & Chemicals, Inc.	2,802	658,442
Aircastle Ltd.	18,954	606,718
Alexion Pharmaceuticals, Inc.*	5,049	546,049
Allegion PLC	10,315	1,284,630
Allergan PLC	7,594	1,451,745
Allscripts Healthcare Solutions, Inc.*	18,960	186,092
Allstate Corp. (The)	65,308	7,343,885
Ally Financial, Inc.	258,440	7,897,926
Alphabet, Inc. (Class A Stock)*	23,370	31,301,544
Alphabet, Inc. (Class C Stock)*	15,046	20,116,803
Alteryx, Inc. (Class A Stock)*(a)	6,439	644,351
Altria Group, Inc.	28,822	1,438,506
Amazon.com, Inc.*	23,396	43,232,065
Ambarella, Inc.*	20,405	1,235,727
AMC Entertainment Holdings, Inc. (Class A Stock)(a)	22,975	166,339
Amedisys, Inc.*	5,120	854,630

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Ameren Corp.	14,983	$1,150,694
American Electric Power Co., Inc.	65,476	6,188,137
American Equity Investment Life Holding Co.	15,251	456,462
American Tower Corp., REIT	70,435	16,187,372
Ameriprise Financial, Inc.	9,699	1,615,659
Ameris Bancorp	18,754	797,795
Amgen, Inc.	65,802	15,862,888
Amicus Therapeutics, Inc.*	46,924	457,040
Amkor Technology, Inc.*	9,555	124,215
Annaly Capital Management, Inc., REIT	549,411	5,175,452
Anthem, Inc.	43,862	13,247,640
Anworth Mortgage Asset Corp., REIT	25,940	91,309
Apollo Investment Corp.	4,612	80,526
Apple Hospitality REIT, Inc.	15,241	247,666
Apple, Inc.	303,219	89,040,259
Applied Materials, Inc.	92,907	5,671,043
Arbor Realty Trust, Inc., REIT(a)	77,293	1,109,155
Arena Pharmaceuticals, Inc.*	4,089	185,722
ARMOUR Residential REIT, Inc.	22,013	393,372
Armstrong World Industries, Inc.	5,004	470,226
Arrowhead Pharmaceuticals, Inc.*(a)	5,386	341,634
Artisan Partners Asset Management, Inc. (Class A Stock)	29,605	956,834
ASGN, Inc.*	10,365	735,604
Aspen Technology, Inc.*	5,395	652,417
Assurant, Inc.	6,182	810,337
Assured Guaranty Ltd.	4,660	228,433
AT&T, Inc.	585,208	22,869,929
Atkore International Group, Inc.*	67,919	2,748,003
Atlassian Corp. PLC (Class A Stock)*	50,160	6,036,254
Audentes Therapeutics, Inc.*	11,589	693,486
Automatic Data Processing, Inc.	58,400	9,957,200
AXA Equitable Holdings, Inc.	135,855	3,366,487
Axcelis Technologies, Inc.*	44,162	1,064,083
Axon Enterprise, Inc.*(a)	17,205	1,260,782
BancorpSouth Bank	28,800	904,608
Bank of America Corp.	565,869	19,929,906
Bausch Health Cos., Inc.*	94,670	2,833,794
Baxter International, Inc.	86,450	7,228,949
Becton, Dickinson & Co.	17,844	4,853,033
Berkshire Hathaway, Inc. (Class B Stock)*	31,207	7,068,385
Berkshire Hills Bancorp, Inc.	12,710	417,905
Best Buy Co., Inc.	55,219	4,848,228
Biogen, Inc.*	2,601	771,795
BioMarin Pharmaceutical, Inc.*	66,165	5,594,251
Bio-Rad Laboratories, Inc. (Class A Stock)*	2,914	1,078,267
BJ’s Wholesale Club Holdings, Inc.*(a)	189,865	4,317,530
Black Hills Corp.	5,348	420,032
Blackline, Inc.*	12,631	651,254
Blueprint Medicines Corp.*	3,303	264,603
BMC Stock Holdings, Inc.*	30,300	869,307
Boeing Co. (The)	35,942	11,708,466
Booking Holdings, Inc.*(a)	899	1,846,303
Boot Barn Holdings, Inc.*	36,000	1,603,080
Booz Allen Hamilton Holding Corp.	35,045	2,492,751

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Boston Scientific Corp.*	189,799	$8,582,711
Brady Corp. (Class A Stock)	2,944	168,573
Bright Horizons Family Solutions, Inc.*	3,052	458,685
BrightView Holdings, Inc.*	33,211	560,270
Brink’s Co. (The)	14,135	1,281,762
Bristol-Myers Squibb Co.	157,359	10,100,874
Brixmor Property Group, Inc., REIT	225,349	4,869,792
Broadcom, Inc.	57,180	18,070,024
Builders FirstSource, Inc.*	174,153	4,425,228
Cable One, Inc.	680	1,012,160
Cabot Corp.	2,165	102,881
Cabot Oil & Gas Corp.	25,585	445,435
Cadence Design Systems, Inc.*	106,388	7,379,072
Capital One Financial Corp.	81,615	8,399,000
Capstead Mortgage Corp., REIT	33,685	266,785
CareTrust REIT, Inc.	19,355	399,294
Carlisle Cos., Inc.	43,033	6,964,461
Carnival PLC	48,051	2,317,543
Casella Waste Systems, Inc. (Class A Stock)*	18,700	860,761
Catalent, Inc.*	12,100	681,230
Cato Corp. (The) (Class A Stock)	15,210	264,654
Cboe Global Markets, Inc.	46,855	5,622,600
CDW Corp.	9,892	1,412,973
Celanese Corp.	3,502	431,166
CenterPoint Energy, Inc.	155,503	4,240,567
CF Industries Holdings, Inc.	69,970	3,340,368
Charles River Laboratories International, Inc.*	28,198	4,307,526
Chart Industries, Inc.*	12,739	859,755
Chatham Lodging Trust, REIT	14,630	268,314
Chegg, Inc.*(a)	32,328	1,225,554
Chemed Corp.	659	289,472
Chevron Corp.	122,303	14,738,735
Chimera Investment Corp., REIT(a)	41,519	853,631
Chipotle Mexican Grill, Inc.*	2,460	2,059,291
Church & Dwight Co., Inc.	22,523	1,584,268
Churchill Downs, Inc.	8,603	1,180,332
Cigna Corp.	49,782	10,179,921
Cintas Corp.	6,187	1,664,798
Cisco Systems, Inc.	416,213	19,961,575
Citigroup, Inc.	335,707	26,819,632
Citizens Financial Group, Inc.	33,852	1,374,730
Clarus Corp.	10,680	144,821
CNA Financial Corp.	3,529	158,134
Coca-Cola Co. (The)	181,944	10,070,600
Cohen & Steers, Inc.	2,522	158,281
Colgate-Palmolive Co.	30,652	2,110,084
Columbus McKinnon Corp.	14,582	583,717
Comcast Corp. (Class A Stock)	503,825	22,657,010
Comerica, Inc.	16,103	1,155,390
Compass Diversified Holdings, MLP	17,805	442,632
Conagra Brands, Inc.	31,276	1,070,890
CONMED Corp.	10,421	1,165,380
ConocoPhillips	128,398	8,349,722
Constellation Brands, Inc. (Class A Stock)	33,389	6,335,563
Cooper Cos., Inc. (The)	2,529	812,542
CoreCivic, Inc., REIT	42,445	737,694

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Corteva, Inc.	8,636	$255,280
CoStar Group, Inc.*	2,158	1,291,131
Costco Wholesale Corp.	25,037	7,358,875
Crocs, Inc.*	30,540	1,279,321
Crown Holdings, Inc.*	77,830	5,645,788
CryoPort, Inc.*(a)	63,830	1,050,642
CVS Health Corp.	157,343	11,689,011
Dana, Inc.	20,215	367,913
Danaher Corp.	24,297	3,729,104
Darden Restaurants, Inc.(a)	36,070	3,931,991
Deckers Outdoor Corp.*	2,660	449,168
DexCom, Inc.*	14,890	3,257,039
Digital Turbine, Inc.*(a)	94,475	673,607
Dominion Energy, Inc.	5,514	456,669
Douglas Emmett, Inc., REIT	7,627	334,825
DTE Energy Co.	36,261	4,709,216
Duke Energy Corp.(a)	67,121	6,122,106
Dunkin’ Brands Group, Inc.(a)	5,950	449,463
DXC Technology Co.	92,180	3,465,046
Eastman Chemical Co.	6,196	491,095
Eaton Corp. PLC	181,032	17,147,351
Edison International	54,533	4,112,334
eHealth, Inc.*(a)	10,060	966,565
El Paso Electric Co.	4,705	319,422
Elanco Animal Health, Inc.*	259,545	7,643,600
Eldorado Resorts, Inc.*(a)	21,221	1,265,620
Eli Lilly & Co.	82,604	10,856,644
Ensign Group, Inc. (The)	42,131	1,911,483
Entegris, Inc.	12,145	608,343
Entergy Corp.	31,936	3,825,933
EOG Resources, Inc.	11,458	959,722
Equinix, Inc., REIT	2,826	1,649,536
Essent Group Ltd.	102,204	5,313,586
Essential Properties Realty Trust, Inc., REIT	64,784	1,607,291
Essex Property Trust, Inc., REIT	5,140	1,546,420
Estee Lauder Cos., Inc. (The) (Class A Stock)	12,850	2,654,039
Everbridge, Inc.*(a)	11,176	872,622
Exact Sciences Corp.*	61,852	5,720,073
Exantas Capital Corp., REIT	31,265	369,240
Exelon Corp.	221,130	10,081,317
Exponent, Inc.	5,194	358,438
Exxon Mobil Corp.	144,866	10,108,749
Facebook, Inc. (Class A Stock)*	169,851	34,861,918
Fidelity National Information Services, Inc.	68,532	9,532,116
First American Financial Corp.	91,137	5,315,110
First Financial Bankshares, Inc.(a)	14,090	494,559
First Horizon National Corp.	252,297	4,178,038
Fiserv, Inc.*	4,804	555,487
Five9, Inc.*	18,897	1,239,265
Flagstar Bancorp, Inc.	57,455	2,197,654
Foot Locker, Inc.(a)	28,129	1,096,750
FormFactor, Inc.*	6,224	161,637
Fortinet, Inc.*	85,674	9,146,556
Fox Factory Holding Corp.*	7,925	551,342
Freshpet, Inc.*	18,650	1,102,028
FTI Consulting, Inc.*	9,125	1,009,773

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Gaming & Leisure Properties, Inc., REIT	25,929	$1,116,243
General Dynamics Corp.	4,647	819,498
General Electric Co.	1,394,730	15,565,187
General Mills, Inc.	169,440	9,075,206
General Motors Co.	216,485	7,923,351
Genpact Ltd.	12,172	513,293
Genworth Financial, Inc. (Class A Stock)*	31,676	139,374
Global Blood Therapeutics, Inc.*	3,682	292,682
Global Net Lease, Inc., REIT	6,268	127,115
Global Payments, Inc.	19,682	3,593,146
Globus Medical, Inc. (Class A Stock)*	7,395	435,418
GMS, Inc.*	4,976	134,750
Goldman Sachs Group, Inc. (The)	27,970	6,431,142
Graham Holdings Co. (Class B Stock)	3,153	2,014,735
Granite Point Mortgage Trust, Inc., REIT	9,063	166,578
Gray Television, Inc.*(a)	161,902	3,471,179
Group 1 Automotive, Inc.	9,500	950,000
Haemonetics Corp.*	17,277	1,985,127
Hartford Financial Services Group, Inc. (The)	133,960	8,140,749
HCA Healthcare, Inc.	3,277	484,373
Health Catalyst, Inc.*(a)	24,917	864,620
HEICO Corp. (Class A Stock)	36,306	3,250,476
Heidrick & Struggles International, Inc.	26,210	851,825
Herc Holdings, Inc.*	28,479	1,393,762
Herman Miller, Inc.	11,030	459,400
Hershey Co. (The)	33,582	4,935,882
Hexcel Corp.	74,460	5,458,663
Hill-Rom Holdings, Inc.	34,254	3,888,857
Hilltop Holdings, Inc.	36,500	909,945
Hilton Worldwide Holdings, Inc.	12,881	1,428,632
Hologic, Inc.*	12,279	641,087
Home Depot, Inc. (The)	65,157	14,228,986
Honeywell International, Inc.	16,718	2,959,086
Horizon Therapeutics PLC*	31,080	1,125,096
Host Hotels & Resorts, Inc., REIT	253,122	4,695,413
Humana, Inc.	25,890	9,489,203
Huntington Ingalls Industries, Inc.	1,439	361,016
Hyatt Hotels Corp. (Class A Stock)	3,455	309,948
Illumina, Inc.*	23,720	7,868,873
Industrial Logistics Properties Trust, REIT	41,100	921,462
Ingersoll-Rand PLC	50,224	6,675,774
Ingevity Corp.*	6,009	525,066
Innovative Industrial Properties, Inc., REIT(a)	1,047	79,436
Inphi Corp.*	9,965	737,609
Integer Holdings Corp.*	39,063	3,141,837
Intel Corp.	519,750	31,107,037
Intellia Therapeutics, Inc.*(a)	20,590	302,055
International Business Machines Corp.	62,102	8,324,152
Intuit, Inc.	32,212	8,437,289
Intuitive Surgical, Inc.*	9,428	5,573,362
Invesco Mortgage Capital, Inc., REIT	204,911	3,411,768
Invitae Corp.*(a)	55,203	890,424
Iovance Biotherapeutics, Inc.*	14,199	393,028

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United States (continued)
IQVIA Holdings, Inc.*	7,054	$1,089,914
J.M. Smucker Co. (The)(a)	7,258	755,776
Jabil, Inc.	95,867	3,962,183
JBS SA	60,800	389,947
Johnson & Johnson	241,154	35,177,134
Johnson Controls International PLC	179,167	7,293,889
Jones Lang LaSalle, Inc.	2,849	495,982
JPMorgan Chase & Co.	248,522	34,643,967
Juniper Networks, Inc.	36,075	888,527
KB Home	125,580	4,303,627
Kemper Corp.	6,045	468,488
Keysight Technologies, Inc.*(a)	51,212	5,255,888
Kimberly-Clark Corp.	16,088	2,212,904
Kinder Morgan, Inc.	97,105	2,055,713
KLA Corp.	5,905	1,052,094
Knowles Corp.*	8,557	180,981
Koppers Holdings, Inc.*	13,108	500,988
Kratos Defense & Security Solutions, Inc.*(a)	62,008	1,116,764
Kroger Co. (The)	204,076	5,916,163
L3Harris Technologies, Inc.	10,917	2,160,147
Laboratory Corp. of America Holdings*	40,642	6,875,407
Lam Research Corp.	25,051	7,324,912
Lantheus Holdings, Inc.*	31,911	654,495
Legg Mason, Inc.	6,276	225,371
Leidos Holdings, Inc.	80,241	7,854,791
LendingTree, Inc.*(a)	3,468	1,052,330
Lennar Corp. (Class B Stock)	15,005	670,724
LHC Group, Inc.*	9,113	1,255,407
Lithia Motors, Inc. (Class A Stock)	5,900	867,300
LivePerson, Inc.*(a)	32,181	1,190,697
LiveRamp Holdings, Inc.*	20,020	962,361
Lockheed Martin Corp.	8,206	3,195,252
Loews Corp.	14,477	759,898
LogMeIn, Inc.	5,659	485,203
Lowe’s Cos., Inc.	4,338	519,519
Lyft, Inc. (Class A Stock)*(a)	45,070	1,938,911
LyondellBasell Industries NV (Class A Stock)	50,810	4,800,529
Macy’s, Inc.(a)	15,365	261,205
Malibu Boats, Inc. (Class A Stock)*	6,115	250,409
ManTech International Corp. (Class A Stock)	37,284	2,978,246
MarineMax, Inc.*	8,681	144,886
Marsh & McLennan Cos., Inc.(a)	49,340	5,496,969
Marvell Technology Group Ltd.(a)	294,650	7,825,904
Masimo Corp.*	9,590	1,515,795
MasTec, Inc.*	14,200	911,072
Mastercard, Inc. (Class A Stock)	80,915	24,160,410
MasterCraft Boat Holdings, Inc.*	16,360	257,670
MAXIMUS, Inc.	10,525	782,955
McGrath RentCorp	12,602	964,557
McKesson Corp.	5,138	710,688
MDC Holdings, Inc.	31,058	1,185,173
MDU Resources Group, Inc.	15,476	459,792
MEDNAX, Inc.*	14,883	413,599
Medpace Holdings, Inc.*	31,095	2,613,846
Medtronic PLC	129,211	14,658,988
MeiraGTx Holdings PLC*	10,061	201,421

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Mellanox Technologies Ltd.*	15,134	$1,773,402
Merck & Co., Inc.	352,387	32,049,598
Mercury Systems, Inc.*	1,515	104,702
Meritage Homes Corp.*	58,698	3,587,035
Methode Electronics, Inc.	27,950	1,099,833
MetLife, Inc.	216,048	11,011,967
MFA Financial, Inc., REIT	98,927	756,792
MGIC Investment Corp.	58,510	829,087
MGM Growth Properties LLC (Class A Stock), REIT	2,648	82,009
Micron Technology, Inc.*	15,859	852,897
Microsoft Corp.	609,937	96,187,065
Mid-America Apartment Communities, Inc., REIT	6,000	791,160
MKS Instruments, Inc.(a)	8,786	966,548
Model N, Inc.*	36,790	1,290,225
Molina Healthcare, Inc.*	3,095	419,961
Molson Coors Brewing Co. (Class B Stock)(a)	37,433	2,017,639
Mondelez International, Inc. (Class A Stock)	131,386	7,236,741
Moody’s Corp.	6,943	1,648,338
Moog, Inc. (Class A Stock)	4,540	387,398
Morgan Stanley	162,412	8,302,501
Motorola Solutions, Inc.	65,209	10,507,778
MSA Safety, Inc.	6,475	818,181
NanoString Technologies, Inc.*	38,115	1,060,359
Napco Security Technologies, Inc.*(a)	26,307	773,163
Natera, Inc.*	35,686	1,202,261
NeoGenomics, Inc.*	44,322	1,296,418
Netflix, Inc.*	7,896	2,554,909
New York Community Bancorp, Inc.	50,739	609,883
Newmark Group, Inc. (Class A Stock)	222,920	2,999,389
Nexstar Media Group, Inc. (Class A Stock)(a)	10,898	1,277,790
NIKE, Inc. (Class B Stock)	88,207	8,936,251
NMI Holdings, Inc. (Class A Stock)*	16,585	550,290
Northrop Grumman Corp.	7,183	2,470,737
NorthWestern Corp.	3,524	252,565
Novocure Ltd.*(a)	13,706	1,155,005
NVR, Inc.*	1,150	4,379,671
Oasis Midstream Partners LP, MLP	19,565	324,583
Okta, Inc.*(a)	5,520	636,842
Omnicell, Inc.*	9,868	806,413
ONE Gas, Inc.	7,535	705,050
OneMain Holdings, Inc.	65,299	2,752,353
ONEOK, Inc.(a)	24,386	1,845,289
Oracle Corp.	71,078	3,765,712
O’Reilly Automotive, Inc.*	21,065	9,231,947
Oshkosh Corp.	6,736	637,562
Outfront Media, Inc., REIT	26,440	709,121
PACCAR, Inc.	125,451	9,923,174
Park-Ohio Holdings Corp.	4,020	135,273
Patterson Cos., Inc.(a)	34,236	701,153
Paychex, Inc.	8,175	695,366
PayPal Holdings, Inc.*	105,167	11,375,914
PepsiCo, Inc.	2,763	377,619
Performance Food Group Co.*	56,731	2,920,512
PerkinElmer, Inc.(a)	17,830	1,731,293

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Pfizer, Inc.	392,829	$15,391,040
Philip Morris International, Inc.	41,008	3,489,371
Photronics, Inc.*	53,231	838,921
Pioneer Natural Resources Co.	2,932	443,817
PNC Financial Services Group, Inc. (The)	50,360	8,038,967
PolyOne Corp.	17,366	638,895
Pool Corp.	2,639	560,471
Portland General Electric Co.	56,682	3,162,289
Power Integrations, Inc.	9,300	919,863
PPL Corp.	47,826	1,715,997
PRA Health Sciences, Inc.*	12,256	1,362,254
PriceSmart, Inc.	5,400	383,508
Principal Financial Group, Inc.	20,986	1,154,230
Procter & Gamble Co. (The)	184,592	23,055,541
Progress Software Corp.	51,604	2,144,146
Progressive Corp. (The)	25,680	1,858,975
Prologis, Inc., REIT	68,825	6,135,060
Prospect Capital Corp.	185,324	1,193,487
PS Business Parks, Inc., REIT	4,557	751,313
PTC Therapeutics, Inc.*	26,641	1,279,567
PulteGroup, Inc.	21,282	825,742
Quanterix Corp.*(a)	37,254	880,312
QuinStreet, Inc.*(a)	36,530	559,274
R1 RCM, Inc.*	132,759	1,723,212
Radian Group, Inc.	50,725	1,276,241
Rapid7, Inc.*	21,856	1,224,373
Rayonier Advanced Materials, Inc.	30,843	118,437
RealPage, Inc.*(a)	9,334	501,703
Realty Income Corp., REIT	40,417	2,975,904
Regal Beloit Corp.	604	51,708
Regeneron Pharmaceuticals, Inc.*	7,796	2,927,242
REGENXBIO, Inc.*	10,423	427,030
Regions Financial Corp.	35,333	606,314
Reliance Steel & Aluminum Co.	41,171	4,930,639
Rent-A-Center, Inc.	86,540	2,495,814
Repligen Corp.*	11,000	1,017,500
Ross Stores, Inc.	18,621	2,167,857
Royal Gold, Inc.	2,873	351,224
Rush Enterprises, Inc. (Class B Stock)	8,035	367,200
Ryder System, Inc.	13,438	729,818
Ryman Hospitality Properties, Inc., REIT	4,650	402,969
S&P Global, Inc.	10,194	2,783,472
Saia, Inc.*	7,482	696,724
salesforce.com, Inc.*	23,015	3,743,160
Sanderson Farms, Inc.(a)	6,000	1,057,320
Sanmina Corp.*	18,310	626,934
Santander Consumer USA Holdings, Inc.(a)	175,016	4,090,124
Schlumberger Ltd.	191,690	7,705,938
Science Applications International Corp.	8,263	719,046
Select Medical Holdings Corp.*	40,300	940,602
Semtech Corp.*	12,387	655,272
ServiceNow, Inc.*(a)	6,400	1,806,848
Silgan Holdings, Inc.	75,839	2,357,076
Simmons First National Corp. (Class A Stock)(a)	15,115	404,931

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Simply Good Foods Co. (The)*	53,078	$1,514,846
Simpson Manufacturing Co., Inc.	12,239	981,935
Skyline Champion Corp.*	29,097	922,375
SkyWest, Inc.	41,483	2,681,046
Southwest Gas Holdings, Inc.	6,055	459,998
Spectrum Brands Holdings, Inc.	6,785	436,208
SPS Commerce, Inc.*	62,789	3,479,766
SPX Corp.*	23,290	1,184,995
SPX FLOW, Inc.*	18,700	913,869
Square, Inc. (Class A Stock)*	34,910	2,183,970
SS&C Technologies Holdings, Inc.	44,563	2,736,168
Starbucks Corp.	40,397	3,551,704
Steel Dynamics, Inc.	89,209	3,036,674
STERIS PLC	50,515	7,699,496
STORE Capital Corp., REIT	146,547	5,457,410
Strategic Education, Inc.	7,511	1,193,498
Stryker Corp.	39,599	8,313,414
Summit Materials, Inc. (Class A Stock)*	14,578	348,414
SVMK, Inc.*	39,825	711,673
Synchrony Financial	42,895	1,544,649
SYNNEX Corp.	13,021	1,677,105
Synopsys, Inc.*	44,171	6,148,603
Sysco Corp.	41,937	3,587,291
Take-Two Interactive Software, Inc.*	8,401	1,028,534
Tandem Diabetes Care, Inc.*	64,196	3,826,724
Target Corp.	78,655	10,084,358
Taylor Morrison Home Corp.*	21,760	475,674
TE Connectivity Ltd.	48,848	4,681,592
Tech Data Corp.*	3,754	539,074
TechTarget, Inc.*	28,856	753,142
Teladoc Health, Inc.*(a)	16,931	1,417,463
Telephone & Data Systems, Inc.	129,299	3,288,074
Tenneco, Inc. (Class A Stock)	24,664	323,098
Tetra Tech, Inc.	32,382	2,790,033
Texas Instruments, Inc.	4,521	579,999
Thermo Fisher Scientific, Inc.	64,555	20,971,983
Timken Co. (The)	82,285	4,633,468
TJX Cos., Inc. (The)	114,336	6,981,356
T-Mobile US, Inc.*	15,243	1,195,356
TPG RE Finance Trust, Inc., REIT	5,320	107,836
Tractor Supply Co.	12,834	1,199,209
TransUnion	14,501	1,241,431
Trex Co., Inc.*(a)	10,486	942,482
TriNet Group, Inc.*	6,040	341,924
Twilio, Inc. (Class A Stock)*(a)	15,550	1,528,254
Twist Bioscience Corp.*(a)	20,751	435,771
Two Harbors Investment Corp., REIT	28,790	420,910
Tyson Foods, Inc. (Class A Stock)	158,893	14,465,619
U.S. Bancorp	68,728	4,074,883
Umpqua Holdings Corp.	8,481	150,114
UniFirst Corp.	11,367	2,295,907
Union Pacific Corp.	11,949	2,160,260
Unit Corp.*	10,178	7,080
United States Cellular Corp.*	43,833	1,588,070
UnitedHealth Group, Inc.	77,852	22,886,931
Universal Health Services, Inc. (Class B Stock)	4,058	582,161
Universal Insurance Holdings, Inc.	5,564	155,736
Unum Group	8,434	245,935

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Utah Medical Products, Inc.	3,035	$327,477
Valero Energy Corp.	89,656	8,396,284
Vanda Pharmaceuticals, Inc.*	7,972	130,821
Veracyte, Inc.*	40,830	1,139,974
Vericel Corp.*	54,433	947,134
Verint Systems, Inc.*(a)	47,133	2,609,283
Verisk Analytics, Inc.	11,608	1,733,539
Verizon Communications, Inc.	334,374	20,530,564
ViacomCBS, Inc. (Class B Stock)	34,190	1,434,954
Visa, Inc. (Class A Stock)(a)	39,789	7,476,353
Vishay Intertechnology, Inc.	10,695	227,697
VMware, Inc. (Class A Stock)*	24,096	3,657,532
Voya Financial, Inc.	10,648	649,315
Vulcan Materials Co.	5,933	854,293
Walgreens Boots Alliance, Inc.	64,271	3,789,418
Walmart, Inc.	84,825	10,080,603
Walt Disney Co. (The)	124,118	17,951,186
Waste Management, Inc.	86,880	9,900,845
Watts Water Technologies, Inc. (Class A Stock)	25,353	2,529,215
Wells Fargo & Co.	17,127	921,433
Western Asset Mortgage Capital Corp., REIT	11,147	115,149
Williams-Sonoma, Inc.(a)	5,175	380,052
Wingstop, Inc.	1,656	142,797
World Fuel Services Corp.	46,992	2,040,393
Xerox Holdings Corp.	30,654	1,130,213
Xperi Corp.	30,658	567,173
YETI Holdings, Inc.*(a)	28,843	1,003,160
Yum! Brands, Inc.	62,692	6,314,965
Zix Corp.*	65,326	442,910
Zoetis, Inc.	13,815	1,828,415
Zynga, Inc. (Class A Stock)*	888,632	5,438,428

		2,011,423,110

TOTAL COMMON STOCKS (cost $2,666,724,731)		3,191,746,361

PREFERRED STOCKS — 0.2%
Brazil — 0.0%
Cia de Saneamento do Parana (PRFC)	22,300	116,858
Cia Energetica de Minas Gerais (PRFC)	14,300	49,021
Unipar Carbocloro SA (PRFC)	10,500	93,210

		259,089

Colombia — 0.0%
Banco Davivienda SA (PRFC)	39,030	545,931
Bancolombia SA (PRFC)	36,405	507,220

		1,053,151

Germany — 0.0%
Jungheinrich AG (PRFC)	39,200	948,486

South Korea — 0.1%
Samsung Electronics Co. Ltd. (PRFC)	56,739	2,219,677

PREFERRED STOCKS (continued)	Shares	Value
United States — 0.1%
Citigroup Capital XIII, 8.306%	123,160	$3,423,848

TOTAL PREFERRED STOCKS (cost $7,035,683)		7,904,251

	Units

RIGHTS* — 0.0%
China — 0.0%
Legend Holdings Corp.^	7,115	—

Spain — 0.0%
Repsol SA, expiring 01/10/20(a)	360,150	170,884

Taiwan — 0.0%
Dyaco International, Inc., expiring 01/03/20	1,485	111

TOTAL RIGHTS (cost $170,074)		170,995

WARRANTS* — 0.0%
Malaysia — 0.0%
Sunway Bhd, expiring 10/03/24	60,903	6,030

Thailand — 0.0%
BTS Group Holdings PCL, expiring 12/31/21	265,360	—

TOTAL WARRANTS (cost $—)		6,030

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 3.3%
Cayman Islands — 0.2%
Dryden CLO Ltd.,
Series 2019-68A, Class A, 144A, 3 Month LIBOR + 1.310% (Cap N/A, Floor 0.000%)
3.311%(c)	07/15/32	5,100	5,103,985
Octagon Investment Partners 30 Ltd.,
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 0.000%)
3.286%(c)	03/17/30	6,630	6,630,011

			11,733,996

United States — 3.1%
Ally Auto Receivables Trust,
Series 2019-01, Class A3
2.910%	09/15/23	2,550	2,581,276
American Express Credit Account Master Trust,
Series 2017-05, Class A, 1 Month LIBOR + 0.380% (Cap N/A, Floor 0.000%)
2.120%(c)	02/18/25	3,975	3,986,584
Series 2018-03, Class A, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.000%)
2.060%(c)	10/15/25	3,100	3,098,931
Series 2018-05, Class A, 1 Month LIBOR + 0.340% (Cap N/A, Floor 0.000%)
2.080%(c)	12/15/25	2,500	2,498,263

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
BA Credit Card Trust,
Series 2018-A03, Class A3
3.100%	12/15/23	5,577	$5,680,490
BMW Vehicle Owner Trust,
Series 2018-A, Class A4
2.510%	06/25/24	1,618	1,630,764
Citibank Credit Card Issuance Trust,
Series 2017-A07, Class A7, 1 Month LIBOR + 0.370% (Cap N/A, Floor 0.000%)
2.080%(c)	08/08/24	4,725	4,735,487
Series 2018-A02, Class A2, 1 Month LIBOR + 0.330% (Cap N/A, Floor 0.000%)
2.095%(c)	01/20/25	5,745	5,745,699
CNH Equipment Trust,
Series 2019-B, Class A3
2.520%	08/15/24	2,995	3,020,327
Ford Credit Auto Owner Trust,
Series 2018-A, Class A4
3.160%	10/15/23	4,184	4,276,579
Series 2019-C, Class A4
1.930%	04/15/25	6,900	6,884,379
GM Financial Consumer Automobile Receivables Trust,
Series 2019-03, Class A3
2.180%	04/16/24	4,623	4,643,473
Honda Auto Receivables Owner Trust,
Series 2018-03, Class A4
3.070%	11/21/24	1,190	1,215,191
Series 2019-01, Class A3
2.830%	03/20/23	6,975	7,081,300
HPEFS Equipment Trust,
Series 2019-01A, Class A3, 144A
2.210%	09/20/29	5,460	5,463,301
Hyundai Auto Receivables Trust,
Series 2019-A, Class A3
2.660%	06/15/23	6,800	6,873,184
Series 2019-B, Class A3
1.940%	02/15/24	2,379	2,378,693
John Deere Owner Trust,
Series 2019-B, Class A2
2.280%	05/16/22	5,120	5,130,699
Nissan Auto Receivables Owner Trust,
Series 2019-A, Class A3
2.900%	10/16/23	8,245	8,371,816
Starwood Waypoint Homes Trust,
Series 2017-01, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
2.690%(c)	01/17/35	4,172	4,165,035
Toyota Auto Receivables Owner Trust,
Series 2019-A, Class A3
2.910%	07/17/23	3,495	3,545,090
Series 2019-C, Class A3
1.910%	09/15/23	5,345	5,346,313
United States Small Business Administration,
Series 2017-20J, Class 1
2.850%	10/01/37	3,185	3,253,964
Series 2018-20A, Class 1
2.920%	01/01/38	5,532	5,671,806

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Series 2018-20E, Class 1
3.500%	05/01/38		1,694	$1,795,510
Series 2018-20G, Class 1
3.540%	07/01/38		933	989,148
Series 2018-20H, Class 1
3.580%	08/01/38		5,401	5,731,337
Series 2018-20I, Class 1
3.530%	09/01/38		3,438	3,645,001
Series 2019-20A, Class 1
3.370%	01/01/39		6,856	7,213,580
Series 2019-20B, Class 1
3.260%	02/01/39		5,297	5,533,698
Series 2019-20C, Class 1
3.200%	03/01/39		1,126	1,174,537
Series 2019-20E, Class 1
2.880%	05/01/39		3,066	3,152,203
Series 2019-20F, Class 1
2.600%	06/01/39		1,133	1,148,793
Series 2019-20H, Class 1
2.150%	08/01/39		2,870	2,870,577
Verizon Owner Trust,
Series 2019-C, Class A1A
1.940%	04/22/24		8,955	8,947,268
Volvo Financial Equipment Master Owner Trust,
Series 2018-A, Class A, 144A, 1 Month LIBOR + 0.520% (Cap N/A, Floor 0.500%)
2.260%(c)	07/17/23		7,205	7,210,840

				156,691,136

TOTAL ASSET-BACKED SECURITIES (cost $167,372,014)				168,425,132

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
United States
BANK,
Series 2019-BN19, Class A3
3.183%	08/15/61		6,930	7,223,092
Series 2019-BN23, Class A3
2.920%	12/15/52		6,955	7,094,416

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $14,469,205)				14,317,508

CORPORATE BONDS — 8.9%
Australia — 0.1%
Rio Tinto Finance USA Ltd.,
Gtd. Notes
5.200%	11/02/40		1,400	1,831,633
Westpac Banking Corp.,
Sr. Unsec’d. Notes
3.400%	01/25/28	(a)	2,500	2,652,309

				4,483,942

Austria — 0.0%
Oesterreichische Kontrollbank AG,
Gov’t. Gtd. Notes
3.125%	11/07/23		1,000	1,051,079

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Belgium — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.900%	02/01/46		800	$949,740

Brazil — 0.1%
Braskem Netherlands Finance BV,
Gtd. Notes, 144A
4.500%	01/31/30		400	397,122
Petrobras Global Finance BV,
Gtd. Notes
4.375%	05/20/23	(a)	2,800	2,925,768
6.250%	03/17/24		3,000	3,357,368

				6,680,258

Canada — 0.5%
Bank of Montreal,
Sr. Unsec’d. Notes, MTN
2.350%	09/11/22		3,100	3,138,233
Bank of Nova Scotia (The),
Covered Bonds
1.875%	04/26/21		2,242	2,243,202
Sr. Unsec’d. Notes
2.150%	07/14/20		2,400	2,402,660
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	04/15/27	(a)	3,455	3,654,617
Royal Bank of Canada,
Covered Bonds
2.300%	03/22/21		3,100	3,117,272
Covered Bonds, 144A
3.350%	10/22/21		2,450	2,514,638
Thomson Reuters Corp.,
Sr. Unsec’d. Notes
4.300%	11/23/23	(a)	1,500	1,609,828
Toronto-Dominion Bank (The),
Covered Bonds, 144A
2.250%	03/15/21		3,500	3,516,843
Sr. Unsec’d. Notes, MTN
1.800%	07/13/21		1,200	1,200,681
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
3.800%	10/01/20		1,300	1,316,888
7.625%	01/15/39		800	1,197,455

				25,912,317

China — 0.1%
China Development Bank,
Sr. Unsec’d. Notes, EMTN
2.625%	01/24/22		500	504,266
2.750%	11/16/22		600	609,266
3.375%	01/24/27		500	521,788
CNOOC Curtis Funding No. 1 Pty Ltd.,
Gtd. Notes, 144A
4.500%	10/03/23		700	750,925
Sinopec Group Overseas Development 2016 Ltd.,
Gtd. Notes, 144A
3.500%	05/03/26		1,800	1,872,876

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
China (continued)
State Grid Overseas Investment 2016 Ltd.,
Gtd. Notes, 144A, MTN
3.750%	05/02/23		1,000	$1,042,427

				5,301,548

Finland — 0.1%
Nordea Bank Abp,
Sr. Unsec’d. Notes, 144A, MTN
2.250%	05/27/21		2,500	2,510,347

France — 0.1%
Banque Federative du Credit Mutuel SA,
Sr. Unsec’d. Notes, 144A
2.375%	11/21/24		2,000	1,996,829
Dexia Credit Local SA,
Gov’t. Liquid Gtd. Notes, 144A, MTN
3.250%	09/26/23		1,800	1,886,675
Electricite de France SA,
Jr. Sub. Notes, 144A
5.625%(ff)	—	(rr)	1,500	1,593,404
Total Capital International SA,
Gtd. Notes
3.455%	02/19/29		1,200	1,299,091

				6,775,999

Germany — 0.3%
Daimler Finance North America LLC,
Gtd. Notes, 144A
2.000%	07/06/21		1,300	1,297,436
Deutsche Telekom International Finance BV,
Gtd. Notes, 144A
4.750%	06/21/38		550	630,254
FMS Wertmanagement,
Gov’t. Gtd. Notes
1.375%	06/08/21		1,500	1,493,118
Kreditanstalt fuer Wiederaufbau,
Gov’t. Gtd. Notes
2.000%	05/02/25		3,900	3,942,096
2.875%	04/03/28	(a)	1,900	2,034,177
Landwirtschaftliche Rentenbank,
Gov’t. Gtd. Notes
2.500%	11/15/27	(a)	1,500	1,563,155
3.125%	11/14/23		4,000	4,211,643
Gov’t. Gtd. Notes, GMTN
1.750%	07/27/26		1,500	1,486,308

				16,658,187

Indonesia — 0.1%
Pertamina Persero PT,
Sr. Unsec’d. Notes, 144A
5.250%	05/23/21		2,500	2,603,518

Ireland — 0.1%
CRH America Finance, Inc.,
Gtd. Notes, 144A
3.950%	04/04/28		2,500	2,695,129

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Japan — 0.1%
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes
3.741%	03/07/29		1,200	$1,290,985
Mizuho Financial Group, Inc.,
Sr. Unsec’d. Notes
3.170%	09/11/27	(a)	1,500	1,542,240

				2,833,225

Kazakhstan — 0.1%
KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25		4,100	4,489,155

Luxembourg — 0.0%
ArcelorMittal SA,
Sr. Unsec’d. Notes
4.550%	03/11/26		1,000	1,064,317

Mexico — 0.0%
America Movil SAB de CV,
Sr. Unsec’d. Notes
3.125%	07/16/22		300	307,223
Petroleos Mexicanos,
Gtd. Notes
4.500%	01/23/26	(a)	1,000	994,670

				1,301,893

Netherlands — 0.2%
BNG Bank NV,
Sr. Unsec’d. Notes, 144A, MTN
3.125%	11/08/21	(a)	2,450	2,512,127
Cooperatieve Rabobank UA,
Gtd. Notes
3.950%	11/09/22		1,900	1,985,291
4.625%	12/01/23		2,000	2,167,344
ING Bank NV,
Covered Bonds, 144A, MTN
2.625%	12/05/22		3,150	3,217,860
ING Groep NV,
Sr. Unsec’d. Notes
4.100%	10/02/23		1,800	1,914,797
Koninklijke Ahold Delhaize NV,
Gtd. Notes
5.700%	10/01/40		145	178,417
Shell International Finance BV,
Gtd. Notes
3.750%	09/12/46	(a)	400	437,847

				12,413,683

Norway — 0.0%
Equinor ASA,
Gtd. Notes
3.250%	11/18/49		800	805,051

South Korea — 0.1%
Kia Motors Corp.,
Sr. Unsec’d. Notes, 144A
3.500%	10/25/27		1,550	1,567,712

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
South Korea (continued)
Korea Development Bank (The),
Sr. Unsec’d. Notes
3.250%	02/19/24		1,000	$1,041,274

				2,608,986

Spain — 0.1%
Banco Bilbao Vizcaya Argentaria SA,
Sr. Unsec’d. Notes
3.000%	10/20/20		2,350	2,366,498
Banco Santander SA,
Sr. Unsec’d. Notes
4.379%	04/12/28	(a)	1,200	1,314,080

				3,680,578

Supranational Bank — 0.4%
Asian Development Bank,
Sr. Unsec’d. Notes, GMTN
2.125%	03/19/25		3,100	3,151,572
3.125%	09/26/28		1,900	2,077,368
Corp. Andina de Fomento,
Sr. Unsec’d. Notes
2.200%	07/18/20		2,900	2,899,314
Council Of Europe Development Bank,
Sr. Unsec’d. Notes
2.500%	02/27/24		1,000	1,029,089
European Investment Bank,
Sr. Unsec’d. Notes
1.875%	02/10/25		3,100	3,116,277
3.250%	01/29/24		3,100	3,282,313
Sr. Unsec’d. Notes, MTN
4.875%	02/15/36	(a)	1,500	2,008,988
Inter-American Development Bank,
Sr. Unsec’d. Notes
3.125%	09/18/28		1,900	2,073,498
Nordic Investment Bank,
Sr. Unsec’d. Notes
2.125%	02/01/22		2,300	2,319,937

				21,958,356

Switzerland — 0.1%
Glencore Finance Canada Ltd.,
Gtd. Notes, 144A
4.250%	10/25/22		1,000	1,046,552
Syngenta Finance NV,
Gtd. Notes, 144A
3.933%	04/23/21		800	813,301
Tyco Electronics Group SA,
Gtd. Notes
3.450%	08/01/24		800	836,798

				2,696,651

Tunisia — 0.0%
Banque Centrale de Tunisie International Bond,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/25		1,000	934,693

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United Kingdom — 0.2%
AstraZeneca PLC,
Sr. Unsec’d. Notes
6.450%	09/15/37		400	$564,745
Barclays PLC,
Sr. Unsec’d. Notes
4.950%	01/10/47	(a)	1,200	1,407,343
GlaxoSmithKline Capital, Inc.,
Gtd. Notes
3.625%	05/15/25		2,000	2,141,612
6.375%	05/15/38		600	865,523
HSBC Bank PLC,
Sr. Unsec’d. Notes, 144A
4.750%	01/19/21		1,000	1,027,495
Lloyds Banking Group PLC,
Sr. Unsec’d. Notes
4.050%	08/16/23		1,800	1,904,320
Standard Chartered PLC,
Sub. Notes, 144A
5.200%	01/26/24		1,900	2,053,341
Vodafone Group PLC,
Sr. Unsec’d. Notes
4.250%	09/17/50		400	419,153

				10,383,532

United States — 6.1%
3M Co.,
Sr. Unsec’d. Notes
3.250%	08/26/49	(a)	1,116	1,080,256
Sr. Unsec’d. Notes, MTN
3.250%	02/14/24	(a)	1,200	1,255,057
AbbVie, Inc.,
Sr. Unsec’d. Notes, 144A
2.300%	11/21/22	(a)	2,000	2,008,620
2.600%	11/21/24		3,902	3,934,527
4.250%	11/21/49		400	423,265
Alabama Power Co.,
Sr. Unsec’d. Notes
2.800%	04/01/25		2,481	2,544,021
Allergan Funding SCS,
Gtd. Notes
3.850%	06/15/24		3,960	4,160,068
Altria Group, Inc.,
Gtd. Notes
4.500%	05/02/43		400	406,517
American International Group, Inc.,
Sr. Unsec’d. Notes
3.300%	03/01/21		1,000	1,014,457
3.750%	07/10/25		1,200	1,284,652
3.900%	04/01/26		800	856,916
4.500%	07/16/44		800	920,605
AT&T, Inc.,
Sr. Unsec’d. Notes
4.300%	02/15/30		2,865	3,182,839
4.500%	05/15/35	(a)	400	445,497
4.550%	03/09/49		1,210	1,341,271
6.375%	03/01/41		600	801,464

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.125%	04/21/26		500	$515,475
Bank of America Corp.,
Sr. Unsec’d. Notes
3.366%(ff)	01/23/26		7,380	7,721,369
Sr. Unsec’d. Notes, MTN
2.884%(ff)	10/22/30		4,158	4,201,624
3.875%	08/01/25		1,200	1,291,071
5.625%	07/01/20		1,400	1,425,285
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.550%	09/23/21	(a)	1,000	1,029,115
Sr. Unsec’d. Notes, MTN
2.450%	11/27/20		600	603,073
2.600%	02/07/22		1,900	1,928,804
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.894%	06/06/22		9,215	9,361,841
Boeing Co. (The),
Sr. Unsec’d. Notes
2.950%	02/01/30		4,492	4,583,333
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.150%	08/01/27		2,715	2,805,322
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27		5,655	5,869,909
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
3.701%	01/15/39	(a)	3,892	3,970,012
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
3.050%	04/19/21		3,050	3,093,462
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes
2.400%	08/09/26		900	897,879
Sr. Unsec’d. Notes, MTN
3.450%	05/15/23	(a)	1,500	1,569,182
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25		6,350	6,996,945
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24		800	842,781
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.700%	03/30/21		2,300	2,320,286
2.976%(ff)	11/05/30		2,170	2,200,569
4.650%	07/30/45		300	369,824
Colgate-Palmolive Co.,
Sr. Unsec’d. Notes, GMTN
2.250%	11/15/22		850	861,177
Sr. Unsec’d. Notes, MTN
4.000%	08/15/45		400	471,724

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Columbia Pipeline Group, Inc.,
Gtd. Notes
4.500%	06/01/25		2,168	$2,377,913
Comcast Corp.,
Gtd. Notes
2.350%	01/15/27		6,445	6,436,574
6.450%	03/15/37		900	1,269,588
Commonwealth Edison Co.,
First Mortgage
5.900%	03/15/36		1,475	1,951,958
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39		600	871,998
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.700%	11/15/59	(a)	1,430	1,474,629
4.500%	05/15/58		1,250	1,446,474
5.700%	12/01/36		560	722,097
CSX Corp.,
Sr. Unsec’d. Notes
3.400%	08/01/24		800	845,983
3.950%	05/01/50		500	537,553
CVS Health Corp.,
Sr. Unsec’d. Notes
4.000%	12/05/23		400	423,569
4.100%	03/25/25		1,000	1,074,643
4.875%	07/20/35		1,385	1,587,292
DH Europe Finance II Sarl,
Gtd. Notes
2.050%	11/15/22		2,796	2,800,646
Discovery Communications LLC,
Gtd. Notes
3.800%	03/13/24	(a)	1,800	1,896,434
6.350%	06/01/40		400	511,031
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
7.375%	11/01/29		1,200	1,597,402
DTE Electric Co.,
Sr. Sec’d. Notes, Series A
6.625%	06/01/36		500	697,736
DTE Energy Co.,
Sr. Unsec’d. Notes, Series F
3.850%	12/01/23		800	839,215
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.050%	08/15/22		1,000	1,023,030
Edison International,
Sr. Unsec’d. Notes
2.950%	03/15/23		2,765	2,763,821
3.550%	11/15/24		3,890	3,980,525
El Paso Natural Gas Co. LLC,
Gtd. Notes
8.375%	06/15/32		1,132	1,552,560
Energy Transfer Operating LP,
Gtd. Notes
5.500%	06/01/27		1,895	2,130,170
6.000%	06/15/48		850	989,381

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
6.500%	02/01/42		1,565	$1,855,913
Entergy Corp.,
Sr. Unsec’d. Notes
2.950%	09/01/26		250	253,871
Enterprise Products Operating LLC,
Gtd. Notes
4.450%	02/15/43		800	876,793
Exelon Corp.,
Sr. Unsec’d. Notes
3.950%	06/15/25		2,000	2,150,034
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
4.000%	10/01/20		800	807,718
4.250%	06/15/22		1,000	1,045,478
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.222%	03/01/21	(a)	1,300	1,307,765
2.709%	03/06/25		500	516,453
FedEx Corp.,
Gtd. Notes
3.400%	02/15/28	(a)	1,050	1,071,281
First Maryland Capital II,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.850%
2.759%(c)	02/01/27		5,095	4,815,910
Florida Power & Light Co.,
First Mortgage
3.700%	12/01/47		1,050	1,148,631
3.950%	03/01/48		1,000	1,137,108
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.063%	11/01/24	(a)	600	613,297
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
2.342%	11/15/20		2,800	2,800,938
General Dynamics Corp.,
Gtd. Notes
3.375%	05/15/23		1,200	1,253,644
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
4.625%	01/07/21		5,710	5,847,432
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.000%
3.001%(c)	04/15/23		2,395	2,393,009
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38		473	571,151
Sub. Notes, MTN
5.300%	02/11/21		859	887,890
General Motors Co.,
Sr. Unsec’d. Notes
5.150%	04/01/38		1,450	1,495,784
Georgia Power Co.,
Sr. Unsec’d. Notes
2.850%	05/15/22		1,000	1,019,218
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.500%	02/01/45		400	463,466

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.750%	09/15/20		300	$301,418
5.250%	07/27/21		1,400	1,469,267
6.250%	02/01/41		400	560,105
Halliburton Co.,
Sr. Unsec’d. Notes
3.250%	11/15/21	(a)	800	815,438
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A
3.550%	05/21/21		1,800	1,829,285
Hess Corp.,
Sr. Unsec’d. Notes
7.125%	03/15/33		1,340	1,693,674
Intel Corp.,
Sr. Unsec’d. Notes
4.100%	05/19/46		1,000	1,153,125
International Business Machines Corp.,
Sr. Unsec’d. Notes
7.000%	10/30/25		1,000	1,254,318
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes
6.150%	06/01/37		1,067	1,375,822
Sr. Unsec’d. Notes, 144A
4.300%	01/15/26		2,280	2,467,713
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.650%	06/24/24		1,000	1,023,407
3.050%	01/06/28		150	157,049
Johnson & Johnson,
Sr. Unsec’d. Notes
5.950%	08/15/37		1,000	1,426,763
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series U, 3 Month LIBOR + 0.950%
2.852%(c)	01/15/87		7,867	6,986,239
Sr. Unsec’d. Notes
3.300%	04/01/26	(a)	1,500	1,575,468
4.250%	10/15/20		1,800	1,832,132
Kansas City Southern,
Gtd. Notes
4.200%	11/15/69	(a)	680	696,612
Kellogg Co.,
Sr. Unsec’d. Notes
3.400%	11/15/27		550	575,379
4.500%	04/01/46	(a)	800	887,386
KeyCorp,
Sr. Unsec’d. Notes, MTN
2.550%	10/01/29		4,665	4,561,039
4.100%	04/30/28		2,000	2,194,631
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.250%	09/01/24		800	855,338
7.500%	11/15/40		335	455,980
Kinder Morgan, Inc.,
Gtd. Notes
3.150%	01/15/23	(a)	2,000	2,047,466

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Kroger Co. (The),
Sr. Unsec’d. Notes
3.700%	08/01/27	(a)	500	$533,968
4.650%	01/15/48	(a)	1,200	1,309,172
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
4.400%	06/15/28	(a)	3,795	4,227,718
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.650%	04/15/42		800	915,694
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/44		800	878,387
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.600%	05/26/45	(a)	800	927,912
Merck & Co., Inc.,
Sr. Unsec’d. Notes
3.400%	03/07/29	(a)	550	595,302
MetLife, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/25		1,500	1,559,907
Microsoft Corp.,
Sr. Unsec’d. Notes
3.300%	02/06/27		800	855,327
Morgan Stanley,
Sr. Unsec’d. Notes
4.375%	01/22/47		300	358,541
Sr. Unsec’d. Notes, GMTN
5.500%	07/28/21		2,900	3,054,044
Nestle Holdings, Inc.,
Gtd. Notes, 144A
3.500%	09/24/25	(a)	1,000	1,071,786
New York Life Insurance Co.,
Sub. Notes, 144A
4.450%	05/15/69		3,025	3,473,971
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.750%	11/01/29	(a)	1,662	1,664,159
NiSource, Inc.,
Sr. Unsec’d. Notes
3.490%	05/15/27	(a)	3,871	4,066,539
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
4.650%	01/15/46		800	945,680
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.080%	10/15/20		2,650	2,651,923
2.930%	01/15/25		1,320	1,359,931
Northrop Grumman Systems Corp.,
Gtd. Notes
7.875%	03/01/26	(a)	3,988	5,131,080
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.000%	02/15/27	(a)	1,000	998,844

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Oracle Corp.,
Sr. Unsec’d. Notes
2.625%	02/15/23		850	$867,947
3.250%	05/15/30		1,000	1,065,686
4.000%	07/15/46		1,000	1,108,460
6.125%	07/08/39		2,000	2,807,423
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.650%	08/11/21		2,000	1,993,637
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28		720	738,608
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.125%	11/01/20		300	303,225
Pfizer, Inc.,
Sr. Unsec’d. Notes
2.750%	06/03/26		2,000	2,069,242
3.600%	09/15/28	(a)	400	437,492
4.000%	03/15/49	(a)	750	862,114
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
3.875%	08/21/42		500	520,694
Phillips 66,
Gtd. Notes
4.875%	11/15/44	(a)	800	962,285
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.650%	10/15/25		7,275	7,793,366
PPL Electric Utilities Corp.,
First Mortgage
4.150%	06/15/48		350	397,412
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
1.900%	10/23/20		300	300,274
2.450%	11/03/26		800	824,057
Prologis LP,
Gtd. Notes
3.750%	11/01/25		800	866,317
San Diego Gas & Electric Co.,
First Mortgage
3.600%	09/01/23		2,775	2,902,080
Sempra Energy,
Sr. Unsec’d. Notes
3.550%	06/15/24	(a)	4,025	4,211,164
4.050%	12/01/23		1,900	2,021,630
Southern California Edison Co.,
First Ref. Mortgage
1.845%	02/01/22		354	349,044
3.900%	12/01/41		792	772,349
Southern Co. Gas Capital Corp.,
Gtd. Notes
3.950%	10/01/46		400	412,280
Target Corp.,
Sr. Unsec’d. Notes
3.625%	04/15/46	(a)	500	545,799

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
4.100%	08/15/47		850	$959,651
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42		425	435,107
6.550%	05/01/37		773	956,047
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes
5.350%	11/01/40		800	1,041,397
Sr. Unsec’d. Notes, MTN
6.250%	06/15/37		800	1,113,673
Truist Financial Corp.,
Jr. Sub. Notes, Series M
5.125%(ff)	—	(rr)	810	842,135
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.050%	11/15/45		300	324,749
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
3.400%	09/01/49		2,067	2,091,329
United Technologies Corp.,
Sr. Unsec’d. Notes
4.150%	05/15/45		300	343,667
6.125%	07/15/38		1,120	1,557,882
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/39		2,325	2,442,431
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.016%	12/03/29	(a)	1,050	1,173,159
ViacomCBS, Inc.,
Gtd. Notes
3.700%	06/01/28		3,050	3,194,112
4.850%	07/01/42		800	889,298
Jr. Sub. Notes
6.250%(ff)	02/28/57	(a)	870	962,118
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A
6.000%	05/15/37		400	537,145
Wachovia Corp.,
Sub. Notes
5.500%	08/01/35		1,500	1,907,849
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes
4.500%	11/18/34	(a)	300	310,968
Walmart, Inc.,
Sr. Unsec’d. Notes
3.125%	06/23/21	(a)	1,600	1,632,684
Walt Disney Co. (The),
Gtd. Notes
6.200%	12/15/34		400	562,544
7.300%	04/30/28		1,070	1,443,067
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.900%	05/01/45	(a)	1,200	1,360,001

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Sub. Notes, MTN
4.650%	11/04/44		600	$705,959
Welltower, Inc.,
Sr. Unsec’d. Notes
2.700%	02/15/27		950	953,776
Whirlpool Corp.,
Sr. Unsec’d. Notes
4.500%	06/01/46		800	830,687
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41		600	678,400

				305,882,459

TOTAL CORPORATE BONDS (cost $431,287,693)				446,674,643

SOVEREIGN BONDS — 6.1%
Azerbaijan — 0.1%
Republic of Azerbaijan International Bond,
Sr. Unsec’d. Notes, 144A
3.500%	09/01/32		3,400	3,340,001
4.750%	03/18/24		3,300	3,532,642

				6,872,643

Brazil — 0.3%
Brazilian Government International Bond,
Sr. Unsec’d. Notes
4.625%	01/13/28		3,000	3,227,730
5.000%	01/27/45		1,100	1,143,082
5.625%	01/07/41		2,200	2,462,762
5.625%	02/21/47	(a)	1,000	1,130,376
6.000%	04/07/26		3,000	3,500,101
8.250%	01/20/34		3,000	4,137,560

				15,601,611

Canada — 0.2%
Export Development Canada,
Gov’t. Gtd. Notes
2.625%	02/21/24		1,000	1,033,938
Province of Alberta,
Sr. Unsec’d. Notes
3.300%	03/15/28		2,500	2,708,960
Province of British Columbia,
Sr. Unsec’d. Notes
2.250%	06/02/26	(a)	1,000	1,013,965
Province of Quebec,
Sr. Unsec’d. Notes
2.375%	01/31/22		2,300	2,328,753
Sr. Unsec’d. Notes, Series QO
2.875%	10/16/24		2,700	2,822,781

				9,908,397

Chile — 0.1%
Chile Government International Bond,
Sr. Unsec’d. Notes
3.240%	02/06/28	(a)	900	947,183
3.500%	01/25/50	(a)	500	522,762

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Chile (continued)
3.625%	10/30/42		1,100	$1,185,008
3.860%	06/21/47		1,500	1,667,582

				4,322,535

China — 0.0%
China Government International Bond,
Sr. Unsec’d. Notes
2.625%	11/02/27		200	204,152
4.000%	10/19/48		550	634,244
Export-Import Bank of China (The),
Sr. Unsec’d. Notes
2.625%	03/14/22		300	302,377
Sr. Unsec’d. Notes, EMTN
3.250%	11/28/27		700	727,828

				1,868,601

Colombia — 0.4%
Colombia Government International Bond,
Sr. Unsec’d. Notes
3.875%	04/25/27	(a)	3,000	3,171,313
5.200%	05/15/49		400	481,727
5.625%	02/26/44		3,500	4,349,034
6.125%	01/18/41		1,800	2,325,892
7.375%	09/18/37	(a)	3,700	5,254,107
8.125%	05/21/24	(a)	5,000	6,155,351

				21,737,424

Croatia — 0.1%
Croatia Government International Bond,
Sr. Unsec’d. Notes, 144A
5.500%	04/04/23		1,000	1,103,206
6.000%	01/26/24		1,400	1,604,125
6.375%	03/24/21		1,000	1,052,607

				3,759,938

Ghana — 0.1%
Ghana Government International Bond,
Bank Gtd. Notes, 144A
10.750%	10/14/30		1,100	1,407,250
Sr. Unsec’d. Notes, 144A
7.875%	03/26/27		1,100	1,155,794
8.125%	03/26/32		1,400	1,424,728

				3,987,772

Hungary — 0.2%
Hungary Government International Bond,
Sr. Unsec’d. Notes
5.375%	03/25/24		2,500	2,817,993
5.750%	11/22/23		2,950	3,326,354
7.625%	03/29/41		2,000	3,292,309

				9,436,656

Indonesia — 0.7%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
3.400%	09/18/29	(a)	1,000	1,042,566

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Indonesia (continued)
Sr. Unsec’d. Notes, 144A
7.750%	01/17/38		2,600	$3,907,668
8.500%	10/12/35		4,000	6,292,745
Sr. Unsec’d. Notes, 144A, MTN
3.850%	07/18/27		3,600	3,833,598
4.125%	01/15/25		3,000	3,216,208
4.750%	01/08/26		4,000	4,447,189
5.950%	01/08/46		2,000	2,658,598
6.750%	01/15/44		5,700	8,184,358

				33,582,930

Japan — 0.0%
Japan Bank for International Cooperation,
Gov’t. Gtd. Notes
2.125%	07/21/20		1,200	1,201,486
3.500%	10/31/28		800	880,215

				2,081,701

Kazakhstan — 0.1%
Kazakhstan Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN
6.500%	07/21/45		3,400	5,013,301

Mexico — 0.7%
Mexico Government International Bond,
Sr. Unsec’d. Notes
4.150%	03/28/27	(a)	4,000	4,286,910
4.350%	01/15/47		2,300	2,426,110
4.600%	02/10/48		2,750	3,009,690
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/2110		1,800	2,129,855
Sr. Unsec’d. Notes, MTN
3.625%	03/15/22		2,000	2,060,077
4.125%	01/21/26		4,600	4,910,470
6.050%	01/11/40		9,150	11,893,674
6.750%	09/27/34		2,000	2,732,260

				33,449,046

Morocco — 0.1%
Morocco Government International Bond,
Sr. Unsec’d. Notes, 144A
4.250%	12/11/22		1,500	1,582,717
5.500%	12/11/42		1,000	1,221,424

				2,804,141

Norway — 0.1%
Kommunalbanken A/S,
Sr. Unsec’d. Notes, 144A, MTN
3.125%	10/18/21		3,360	3,442,231

Panama — 0.3%
Panama Government International Bond,
Sr. Unsec’d. Notes
3.750%	04/17/26		1,500	1,588,187
4.500%	04/16/50	(a)	3,400	4,021,134
6.700%	01/26/36		600	840,835
8.875%	09/30/27		2,700	3,855,444

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Panama (continued)
9.375%	04/01/29		2,600	$3,962,162

				14,267,762

Paraguay — 0.1%
Paraguay Government International Bond,
Sr. Unsec’d. Notes, 144A
4.625%	01/25/23		1,000	1,057,326
5.000%	04/15/26		1,950	2,155,112
6.100%	08/11/44		3,000	3,669,721

				6,882,159

Peru — 0.1%
Peruvian Government International Bond,
Sr. Unsec’d. Notes
8.750%	11/21/33		3,600	5,921,356

Philippines — 0.4%
Philippine Government International Bond,
Sr. Unsec’d. Notes
3.950%	01/20/40	(a)	4,800	5,502,171
5.500%	03/30/26		4,500	5,328,124
6.375%	10/23/34		3,300	4,683,478
9.500%	02/02/30		3,300	5,264,471

				20,778,244

Poland — 0.1%
Republic of Poland Government International Bond,
Sr. Unsec’d. Notes
3.000%	03/17/23		1,800	1,855,140
3.250%	04/06/26	(a)	1,000	1,060,223
4.000%	01/22/24		1,000	1,075,958

				3,991,321

Romania — 0.1%
Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A
5.125%	06/15/48		600	691,369
Sr. Unsec’d. Notes, 144A, MTN
4.375%	08/22/23		2,500	2,667,661
6.125%	01/22/44		1,200	1,553,379

				4,912,409

Serbia — 0.0%
Serbia International Bond,
Sr. Unsec’d. Notes, 144A
7.250%	09/28/21		388	422,968

South Africa — 0.3%
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes
4.850%	09/27/27		2,000	2,067,719
4.850%	09/30/29		1,500	1,500,175
5.750%	09/30/49		3,400	3,306,174
5.875%	05/30/22		1,900	2,032,858
5.875%	09/16/25		1,500	1,651,791
5.875%	06/22/30		2,000	2,161,177
6.250%	03/08/41		1,000	1,075,079

				13,794,973

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
South Korea — 0.1%
Export-Import Bank of Korea,
Sr. Unsec’d. Notes
2.500%	11/01/20		1,700	$1,706,933
2.625%	05/26/26		1,000	1,008,708
3.625%	11/27/23		800	842,782
Korea International Bond,
Sr. Unsec’d. Notes
3.500%	09/20/28		1,000	1,088,019

				4,646,442

Sri Lanka — 0.2%
Sri Lanka Government International Bond,
Sr. Unsec’d. Notes, 144A
5.750%	04/18/23		2,500	2,471,072
6.200%	05/11/27		2,200	2,062,875
6.250%	07/27/21		1,000	1,016,780
6.350%	06/28/24		1,200	1,195,202
6.825%	07/18/26		1,000	985,206
6.850%	03/14/24		1,400	1,419,523
7.550%	03/28/30		800	790,720
7.850%	03/14/29		900	910,496

				10,851,874

Sweden — 0.2%
Kommuninvest I Sverige AB,
Local Gov’t. Gtd. Notes, 144A
2.750%	10/22/20		3,100	3,123,580
Svensk Exportkredit AB,
Sr. Unsec’d. Notes, GMTN
3.125%	11/08/21		2,450	2,512,326
Sr. Unsec’d. Notes, MTN
2.875%	05/22/21		4,850	4,924,978

				10,560,884

Turkey — 0.7%
Turkey Government International Bond,
Sr. Unsec’d. Notes
4.875%	10/09/26		6,000	5,734,278
5.600%	11/14/24		900	915,606
5.625%	03/30/21		3,400	3,499,645
5.750%	05/11/47		4,000	3,536,243
6.000%	01/14/41		5,000	4,655,103
6.250%	09/26/22		3,000	3,134,156
6.875%	03/17/36		5,000	5,152,924
7.250%	12/23/23		4,500	4,869,745
7.625%	04/26/29		2,000	2,211,635

				33,709,335

Uruguay — 0.2%
Uruguay Government International Bond,
Sr. Unsec’d. Notes
4.375%	01/23/31		1,500	1,676,874
4.975%	04/20/55	(a)	850	1,001,436
5.100%	06/18/50	(a)	3,500	4,200,385
7.625%	03/21/36		4,000	5,915,764

				12,794,459

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Vietnam — 0.1%
Vietnam Government International Bond,
Sr. Unsec’d. Notes, 144A
4.800%	11/19/24	5,000	$5,474,834

TOTAL SOVEREIGN BONDS (cost $287,163,055)			306,877,947

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.2%
Federal Home Loan Mortgage Corp.
2.500%	11/01/27	732	741,181
2.500%	11/01/27	1,782	1,803,728
2.500%	02/01/32	2,770	2,806,588
3.000%	04/01/31	517	531,928
3.000%	11/01/31	1,039	1,068,466
3.000%	01/01/32	1,267	1,303,225
3.000%	04/01/33	2,268	2,329,945
3.000%	03/01/42	7,797	7,984,801
3.000%	03/01/45	1,098	1,127,009
3.000%	01/01/46	17,458	17,913,214
3.000%	09/01/46	1,619	1,666,137
3.000%	07/01/47	2,697	2,761,812
3.000%	10/01/48	3,504	3,575,402
3.500%	12/01/30	1,687	1,752,828
3.500%	04/01/33	3,217	3,335,494
3.500%	02/01/44	3,120	3,327,571
3.500%	07/01/46	6,466	6,875,189
3.500%	08/01/46	1,111	1,158,873
3.500%	09/01/46	603	634,823
3.500%	05/01/47	849	882,926
3.500%	07/01/49	5,418	5,574,425
4.000%	05/01/44	1,281	1,366,626
4.000%	05/01/44	2,880	3,084,974
4.000%	08/01/44	2,658	2,874,995
4.000%	10/01/45	1,186	1,265,535
4.000%	01/01/47	1,303	1,396,237
4.000%	05/01/47	954	1,003,434
4.500%	12/01/45	1,394	1,506,686
4.500%	03/01/47	1,875	1,996,100
5.000%	08/01/48	2,671	2,878,744
5.000%	10/01/48	298	319,216
5.000%	07/01/49	1,824	1,954,577
6.250%	07/15/32	300	431,016
Federal National Mortgage Assoc.
2.500%	TBA	5,070	5,115,275
2.500%	10/01/27	291	294,066
2.500%	06/01/28	949	959,825
2.500%	06/01/30	947	959,066
2.500%	10/01/34	2,921	2,947,673
3.000%	TBA	5,370	5,445,502
3.000%	TBA	7,095	7,271,665
3.000%	08/01/28	369	380,106
3.000%	11/01/31	1,534	1,579,342
3.000%	04/01/32	1,287	1,326,896
3.000%	12/01/41	11,524	11,793,867
3.000%	11/01/42	3,335	3,435,440
3.000%	05/01/43	1,438	1,481,671
3.000%	12/01/46	2,316	2,378,543
3.000%	09/01/49	14,291	14,496,224

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

.SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	TBA	16,140	$16,602,411
3.500%	10/01/30	422	438,681
3.500%	11/01/31	1,026	1,066,909
3.500%	06/01/42	2,761	2,906,722
3.500%	07/01/42	390	411,099
3.500%	10/01/43	1,661	1,748,659
3.500%	09/01/45	1,781	1,867,918
3.500%	10/01/45	5,973	6,307,262
3.500%	12/01/46	2,189	2,321,792
3.500%	01/01/47	738	778,262
3.500%	04/01/47	1,940	2,037,374
3.500%	04/01/47	3,736	3,938,503
3.500%	03/01/48	14,561	15,343,137
3.500%	04/01/48	2,421	2,515,171
3.500%	09/01/49	1,942	1,998,142
4.000%	11/01/44	2,160	2,335,211
4.000%	02/01/45	3,052	3,284,293
4.000%	11/01/45	502	535,420
4.000%	07/01/46	2,224	2,386,278
4.000%	01/01/47	1,846	1,946,919
4.000%	04/01/47	717	763,255
4.000%	04/01/47	1,044	1,097,357
4.000%	08/01/47	18,163	19,098,284
4.000%	04/01/48	4,490	4,676,459
4.000%	06/01/48	6,786	7,082,713
4.500%	11/01/40	421	457,239
4.500%	10/01/45	5,178	5,780,616
4.500%	02/01/46	1,523	1,654,250
4.500%	11/01/47	1,772	1,886,692
4.500%	02/01/48	2,076	2,252,472
4.500%	05/01/48	5,245	5,531,660
4.500%	08/01/48	2,576	2,725,893
4.500%	08/01/48	6,821	7,206,695
6.625%	11/15/30	300	427,217
Government National Mortgage Assoc.
3.000%	TBA	2,780	2,855,310
3.000%	05/20/43	1,878	1,947,448
3.000%	11/20/43	2,143	2,222,501
3.000%	04/20/45	2,272	2,348,543
3.000%	02/20/47	3,491	3,601,566
3.000%	05/20/47	5,524	5,694,309
3.500%	01/20/43	2,183	2,298,504
3.500%	10/20/43	1,897	1,992,692
3.500%	05/20/45	1,156	1,206,884
3.500%	07/20/46	1,727	1,800,918
3.500%	03/20/47	3,578	3,759,472
3.500%	10/20/47	1,195	1,241,706
3.500%	11/20/47	2,269	2,356,740
3.500%	12/20/47	1,674	1,745,994
3.500%	02/20/48	3,599	3,779,474
3.500%	04/20/48	2,267	2,350,371
3.500%	08/20/49	18,485	19,161,530
4.000%	05/15/46	485	512,352
4.000%	01/20/47	1,549	1,626,871
4.000%	06/20/47	4,081	4,271,629
4.000%	03/20/48	5,486	5,841,804
4.000%	09/20/48	3,428	3,569,098
4.500%	11/20/44	194	209,321

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	11/20/45		279	$300,415
4.500%	12/20/45		288	310,595
4.500%	07/20/48		4,351	4,567,026
4.500%	04/20/49		1,969	2,069,697

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $358,271,030)				364,152,601

U.S. TREASURY OBLIGATIONS — 5.9%
U.S. Treasury Bonds
2.250%	08/15/49		15,777	15,303,690
2.750%	11/15/47		3,600	3,860,438
3.000%	11/15/44		7,200	8,030,250
3.000%	05/15/45		4,100	4,580,469
3.000%	02/15/49		2,200	2,481,531
3.125%	02/15/43		11,300	12,818,438
4.375%	05/15/41		9,100	12,267,938
4.500%	05/15/38		6,934	9,368,484
5.000%	05/15/37		350	495,414
5.250%	02/15/29		9,300	11,890,922
5.375%	02/15/31		1,500	2,012,578
6.875%	08/15/25		1,580	2,012,278
7.625%	11/15/22		1,400	1,635,266
U.S. Treasury Notes
1.250%	01/31/20		23,055	23,045,994
1.375%	02/29/20	(k)	50,000	49,972,656
1.375%	08/31/26		2,000	1,944,063
1.500%	11/30/24		3,000	2,974,453
1.625%	12/31/21		6,546	6,552,904
1.625%	08/15/22		5,400	5,402,531
1.625%	12/15/22		14,044	14,049,486
1.625%	10/31/26		8,600	8,487,125
1.750%	05/15/22		6,870	6,892,542
1.750%	06/30/22		10,000	10,038,281
1.750%	12/31/24		9,347	9,372,558
1.750%	12/31/26		3,793	3,772,257
1.750%	11/15/29		8,723	8,590,792
2.000%	02/15/23		2,100	2,123,461
2.000%	02/15/25		6,300	6,388,594
2.125%	03/31/24		12,700	12,930,187
2.125%	11/30/24		6,600	6,730,969
2.250%	02/15/27		1,500	1,541,250
2.375%	08/15/24		10,300	10,610,609
2.625%	12/31/25		1,900	1,991,289
2.750%	02/15/28		1,500	1,598,438
2.875%	11/30/23		10,900	11,396,461
2.875%	08/15/28		3,500	3,772,344

TOTAL U.S. TREASURY OBLIGATIONS (cost $292,220,137)				296,936,940

TOTAL LONG-TERM INVESTMENTS (cost $4,224,713,622)				4,797,212,408

			Shares

SHORT-TERM INVESTMENTS — 8.2%

AFFILIATED MUTUAL FUNDS — 4.7%
PGIM Core Ultra Short Bond Fund(w)			56,142,871	56,142,871

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $184,212,292; includes $183,916,531 of cash collateral for securities on loan)(b)(w)	184,184,707	$184,221,544

TOTAL AFFILIATED MUTUAL FUNDS (cost $240,355,163)		240,364,415

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) — 3.5%
U.S. Treasury Bills
1.533%	11/05/20	(h)(k)	50,000	49,354,957
1.593%	04/30/20		50,000	49,748,010
1.859%	02/20/20		16,000	15,967,091
2.039%	01/16/20		15,000	14,991,791
2.040%	06/18/20		2,617	2,598,209
2.311%	01/02/20		43,000	42,997,105

TOTAL U.S. TREASURY OBLIGATIONS (cost $175,624,903)				175,657,163

TOTAL SHORT-TERM INVESTMENTS (cost $415,980,066)				416,021,578

TOTAL INVESTMENTS — 103.6% (cost $4,640,693,688)				5,213,233,986
Liabilities in excess of other assets(z) — (3.6)%				(183,286,969)

NET ASSETS — 100.0%				$5,029,947,017

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $0 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $179,488,093; cash collateral of $183,916,531 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
846	2 Year U.S. Treasury Notes	Mar. 2020	$182,313,000	$(73,311)
1,741	5 Year U.S. Treasury Notes	Mar. 2020	206,498,931	(667,263)
1,800	10 Year U.S. Treasury Notes	Mar. 2020	231,159,384	(1,959,254)
85	20 Year U.S. Treasury Bonds	Mar. 2020	13,252,031	(264,079)
769	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	139,693,656	(4,145,823)
5,231	Euro STOXX 50 Index	Mar. 2020	218,803,278	(520,358)
1,080	S&P 500 E-Mini Index	Mar. 2020	174,479,400	1,799,766
535	SGX Nifty 50 Index	Jan. 2020	13,102,150	(119,947)
406	TOPIX Index	Mar. 2020	64,306,843	(68,570)

				(6,018,839)

Short Positions:
196	10 Year U.S. Ultra Treasury Notes	Mar. 2020	27,577,813	198,387
716	Australian Dollar Currency	Mar. 2020	50,392,080	(1,541,312)
850	Euro Currency	Mar. 2020	119,871,250	(1,381,394)
676	FTSE 100 Index	Mar. 2020	67,148,266	(336,655)
1,200	Russell 2000 E-Mini Index	Mar. 2020	100,236,000	(970,260)

				(4,031,234)

				$(10,050,073)

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
AT&T Inc.	12/20/24	1.000%(Q)	12,220	$(92,881)	$(193,763)	$(100,882)
Berkshire Hathaway, Inc.	12/20/24	1.000%(Q)	12,675	(386,642)	(410,760)	(24,118)
Carnival Corp.	12/20/24	1.000%(Q)	6,135	(146,444)	(198,400)	(51,956)
CSX Corp.	12/20/24	1.000%(Q)	6,055	(212,598)	(224,511)	(11,913)
CVS Health Corp.	12/20/24	1.000%(Q)	6,635	(75,254)	(125,441)	(50,187)
General Electric Co.	06/20/21	1.000%(Q)	3,995	(7,249)	(36,490)	(29,241)
General Electric Co.	06/20/23	1.000%(Q)	2,205	(28,415)	(31,598)	(3,183)
McKesson Corp.	12/20/24	1.000%(Q)	6,290	—	(56,841)	(56,841)
Morgan Stanley	12/20/24	1.000%(Q)	12,200	(257,836)	(302,211)	(44,375)
Union Pacific Corp.	12/20/24	1.000%(Q)	6,050	(218,870)	(229,987)	(11,117)
United Health Group, Inc.	12/20/24	1.000%(Q)	12,500	(414,475)	(424,636)	(10,161)
Verizon Communications, Inc.	12/20/24	1.000%(Q)	3,330	(74,509)	(98,184)	(23,675)

				$(1,915,173)	$(2,332,822)	$(417,649)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues—Sell Protection(2):
Boeing Co.	12/20/24	1.000%(Q)	12,885	0.531%	$296,621	$291,323	$(5,298)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.IG.33	12/20/24	1.000%(Q)	48,510	$(1,274,620)	$(1,273,261)	$1,359

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Bloomberg Commodity Index (T)	—	UBS AG	1/09/20	50,000	$2,431,958	$—	$2,431,958
Bloomberg Commodity Index 3 Month Forward (T)	—	Goldman Sachs & Co. LLC	1/09/20	(50,000)	(2,568,153)	—	(2,568,153)
Custom Commodity Basket Swap(T)	—	UBS AG	1/09/20	729	(48,142)	—	(48,142)

					$(184,337)	$—	$(184,337)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$2,431,958	$(2,616,295)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$50,380,226

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$2,042,545	$—	$—
Australia	59,654	43,332,774	—
Austria	—	9,462,897	—
Belgium	—	7,576,231	—
Bermuda	911,600	—	—
Brazil	25,190,936	—	—
Canada	118,743,067	—	—
Chile	200,439	—	—
China	41,596,667	54,153,597	—
Colombia	619,551	—	—
Czech Republic	—	257,050	—
Denmark	—	46,258,031	—
Finland	—	4,895,552	—
France	—	84,752,034	—
Germany	—	99,064,741	—

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Ghana	$—	$744,520	$—
Greece	38,542	—	—
Hong Kong	222,905	15,510,598	—
Hungary	—	2,357,200	—
India	13,029,230	—	—
Indonesia	—	6,298,987	—
Ireland	8,374,320	14,577,404	—
Israel	12,760,103	8,580,906	—
Italy	—	28,847,100	—
Japan	—	132,602,200	—
Jordan	—	1,206,301	—
Luxembourg	180,620	—	—
Malaysia	—	3,400,494	—
Mexico	3,541,706	—	—
Netherlands	470,519	46,300,640	—
New Zealand	—	4,760,833	—
Norway	126	8,592,378	—
Philippines	—	2,762,896	—
Poland	—	1,092,895	—
Puerto Rico	4,275,707	—	—
Russia	62,255	4,701,142	—
Singapore	—	8,412,629	—
South Africa	—	24,384,052	—
South Korea	—	17,536,516	—
Spain	—	24,546,034	—
Sweden	—	49,183,188	—
Switzerland	536,329	62,802,870	—
Taiwan	1,667,063	22,736,506	—
Thailand	849,728	4,607,735	—
Turkey	—	961,105	—
United Kingdom	—	97,689,603	—
United States	2,009,105,567	2,317,543	—
Preferred Stocks
Brazil	259,089	—	—
Colombia	1,053,151	—	—
Germany	—	948,486	—
South Korea	—	2,219,677	—
United States	3,423,848	—	—
Rights
China	—	—	—
Spain	170,884	—	—
Taiwan	—	111	—
Warrants
Malaysia	6,030	—	—
Thailand	—	—	—
Asset-Backed Securities
Cayman Islands	—	11,733,996	—
United States	—	156,691,136	—
Commercial Mortgage-Backed Securities
United States	—	14,317,508	—
Corporate Bonds
Australia	—	4,483,942	—
Austria	—	1,051,079	—
Belgium	—	949,740	—
Brazil	—	6,680,258	—
Canada	—	25,912,317	—
China	—	5,301,548	—
Finland	—	2,510,347	—
France	—	6,775,999	—
Germany	—	16,658,187	—

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Indonesia	$—	$2,603,518	$—
Ireland	—	2,695,129	—
Japan	—	2,833,225	—
Kazakhstan	—	4,489,155	—
Luxembourg	—	1,064,317	—
Mexico	—	1,301,893	—
Netherlands	—	12,413,683	—
Norway	—	805,051	—
South Korea	—	2,608,986	—
Spain	—	3,680,578	—
Supranational Bank	—	21,958,356	—
Switzerland	—	2,696,651	—
Tunisia	—	934,693	—
United Kingdom	—	10,383,532	—
United States	—	305,882,459	—
Sovereign Bonds
Azerbaijan	—	6,872,643	—
Brazil	—	15,601,611	—
Canada	—	9,908,397	—
Chile	—	4,322,535	—
China	—	1,868,601	—
Colombia	—	21,737,424	—
Croatia	—	3,759,938	—
Ghana	—	3,987,772	—
Hungary	—	9,436,656	—
Indonesia	—	33,582,930	—
Japan	—	2,081,701	—
Kazakhstan	—	5,013,301	—
Mexico	—	33,449,046	—
Morocco	—	2,804,141	—
Norway	—	3,442,231	—
Panama	—	14,267,762	—
Paraguay	—	6,882,159	—
Peru	—	5,921,356	—
Philippines	—	20,778,244	—
Poland	—	3,991,321	—
Romania	—	4,912,409	—
Serbia	—	422,968	—
South Africa	—	13,794,973	—
South Korea	—	4,646,442	—
Sri Lanka	—	10,851,874	—
Sweden	—	10,560,884	—
Turkey	—	33,709,335	—
Uruguay	—	12,794,459	—
Vietnam	—	5,474,834	—
U.S. Government Agency Obligations	—	364,152,601	—
U.S. Treasury Obligations	—	472,594,103	—
Affiliated Mutual Funds	240,364,415	—	—

Total	$2,489,756,596	$2,723,477,390	$—

Other Financial Instruments*
Assets
Futures Contracts	$1,998,153	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	1,359	—
OTC Total Return Swap Agreement	—	2,431,958	—

Total	$1,998,153	$2,433,317	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities
Futures Contracts	$(12,048,226)	$—	$—
Centrally Cleared Credit Default Swap Agreements	—	(422,947)	—
OTC Total Return Swap Agreements	—	(2,616,295)	—

Total	$(12,048,226)	$(3,039,242)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Treasury Obligations	9.4%
U.S. Government Agency Obligations	7.2
Banks	6.9
Sovereign Bonds	6.1
Affiliated Mutual Funds (3.7% represents investments purchased with collateral from securities on loan)	4.7
Software	4.5
Pharmaceuticals	3.7
IT Services	3.2
Insurance	2.9
Semiconductors & Semiconductor Equipment	2.6
Interactive Media & Services	2.4
Health Care Equipment & Supplies	2.3
Technology Hardware, Storage & Peripherals	2.1
Oil, Gas & Consumable Fuels	2.0
Automobiles	1.8
Internet & Direct Marketing Retail	1.8
Health Care Providers & Services	1.6
Food & Staples Retailing	1.6
Diversified Telecommunication Services	1.5
Media	1.2
Machinery	1.2
Aerospace & Defense	1.2
Biotechnology	1.1
Trading Companies & Distributors	1.1
Electric Utilities	1.1
Equity Real Estate Investment Trusts (REITs)	1.0
Specialty Retail	1.0
Metals & Mining	1.0
Food Products	0.9
Life Sciences Tools & Services	0.9
Capital Markets	0.9
Electric	0.9
Industrial Conglomerates	0.9
Chemicals	0.8
Small Business Loan	0.8
Entertainment	0.8
Hotels, Restaurants & Leisure	0.8
Diversified Financial Services	0.8
Electronic Equipment, Instruments & Components	0.7
Construction & Engineering	0.7
Household Products	0.7
Building Products	0.7
Pipelines	0.7
Electrical Equipment	0.7

Household Durables	0.6%
Real Estate Management & Development	0.6
Communications Equipment	0.6
Oil & Gas	0.6
Consumer Finance	0.6
Credit Cards	0.6
Commercial Services & Supplies	0.5
Wireless Telecommunication Services	0.5
Road & Rail	0.5
Beverages	0.4
Multi-National	0.4
Equipment	0.4
Auto Components	0.3
Thrifts & Mortgage Finance	0.3
Textiles, Apparel & Luxury Goods	0.3
Tobacco	0.3
Air Freight & Logistics	0.3
Multi-Utilities	0.3
Multiline Retail	0.3
Commercial Mortgage-Backed Securities	0.3
Other	0.3
Construction Materials	0.3
Containers & Packaging	0.3
Airlines	0.3
Auto Manufacturers	0.3
Professional Services	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.2
Miscellaneous Manufacturing	0.2
Collateralized Loan Obligations	0.2
Energy Equipment & Services	0.2
Diversified Consumer Services	0.2
Gas	0.2
Telecommunications	0.1
Semiconductors	0.1
Transportation	0.1
Personal Products	0.1
Agriculture	0.1
Healthcare-Products	0.1
Mining	0.1
Building Materials	0.1
Healthcare-Services	0.1
Paper & Forest Products	0.1
Marine	0.1
Retail	0.0	*
Foods	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):
Independent Power & Renewable Electricity Producers	0.0	*%
Health Care Technology	0.0	*
Machinery-Construction & Mining	0.0	*
Transportation Infrastructure	0.0	*
Cosmetics/Personal Care	0.0	*
Real Estate Investment Trusts (REITs)	0.0	*
Leisure Products	0.0	*
Computers	0.0	*
Gas Utilities	0.0	*
Machinery-Diversified	0.0	*
Iron/Steel	0.0	*
Electronics	0.0	*

Home Furnishings	0.0	*%
Oil & Gas Services	0.0	*
Distributors	0.0	*
Water Utilities	0.0	*

	103.6
Liabilities in excess of other assets	(3.6)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Unrealized appreciation on OTC swap agreements	$2,431,958		Unrealized depreciation on OTC swap agreements	$2,616,295
Credit contracts	Due from/to broker — variation margin swaps	1,359	*	Due from/to broker — variation margin swaps	422,947	*
Equity contracts	Due from/to broker — variation margin futures	1,799,766	*	Due from/to broker — variation margin futures	2,015,790	*
Equity contracts	Unaffiliated investments	177,025		—	—
Foreign exchange contracts	—	—		Due from/to broker — variation margin futures	2,922,706	*
Interest rate contracts	Due from/to broker — variation margin futures	198,387	*	Due from/to broker — variation margin futures	7,109,730	*

		$4,608,495			$15,087,468

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Commodity contracts	$—	$(843,770)
Credit contracts	—	(591,762)
Equity contracts	(678,979)	—
Foreign exchange contracts	(4,468,383)	—
Interest rate contracts	34,117,281	—

Total	$28,969,919	$(1,435,532)

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Futures	Swaps
Commodity contracts	$—	$—	$—	$(913,403)
Credit contracts	—	—	—	(46,701)
Equity contracts	48,215	2,493	(7,463,972)	—
Foreign exchange contracts	—	—	(522,931)	—
Interest rate contracts	—	—	(10,863,191)	—

Total	$48,215	$2,493	$(18,850,094)	$(960,104)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)		Futures Contracts— Short Positions(1)
$932,593,064		$458,777,830

	Credit Default Swap Agreements— Buy Protection(1)
	$83,147,000

Credit Default Swap Agreements— Sell Protection(1)		Total Return Swap Agreements(1)
$20,459,000		$80,146,200

(1)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$179,488,093	$(179,488,093)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Goldman Sachs & Co. LLC	$—	$(2,568,153)	$(2,568,153)	$1,482,474	$(1,085,679)
UBS AG	2,431,958	(48,142)	2,383,816	(2,383,816)	—

	$2,431,958	$(2,616,295)	$(184,337)	$(901,342)	$(1,085,679)

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST ALLIANZGI WORLD TRENDS PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $179,488,093:
Unaffiliated investments (cost $4,400,338,525)	$4,972,869,571
Affiliated investments (cost $240,355,163)	240,364,415
Foreign currency, at value (cost $5,239,970)	5,308,343
Cash	26,619
Receivable for investments sold	35,814,812
Due from broker—variation margin futures	23,313,723
Dividends and interest receivable	14,907,269
Tax reclaim receivable	5,424,885
Unrealized appreciation on OTC swap agreements	2,431,958
Receivable for Portfolio shares sold	79,235
Receivable from affiliate	13,965
Due from broker-variation margin swaps	12,939
Prepaid expenses and other assets	86,792

Total Assets	5,300,654,526

LIABILITIES
Payable to broker for collateral for securities on loan	183,916,531
Payable for investments purchased	77,250,681
Payable to affiliate	2,723,287
Unrealized depreciation on OTC swap agreements	2,616,295
Payable for Portfolio shares repurchased	1,508,665
Management fee payable	1,434,636
Accrued expenses and other liabilities	1,049,890
Distribution fee payable	207,167
Affiliated transfer agent fee payable	357

Total Liabilities	270,707,509

NET ASSETS	$5,029,947,017

Net assets were comprised of: Partners’ Equity	$5,029,947,017

Net asset value and redemption price per share, $5,029,947,017 / 315,307,026 outstanding shares of beneficial interest	$15.95

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $3,793,884 foreign withholding tax, of which $270,326 is reimbursable by an affiliate)	$64,032,214
Interest income	57,902,110
Affiliated dividend income	4,046,116
Income from securities lending, net (including affiliated income of $874,495)	1,350,238

Total income	127,330,678

EXPENSES
Management fee	36,600,182
Distribution fee	12,161,677
Custodian and accounting fees	708,951
Trustees’ fees	64,240
Audit fee	43,763
Legal fees and expenses	28,001
Shareholders’ reports	16,903
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	122,736

Total expenses	49,753,461
Less: Fee waiver and/or expense reimbursement	(1,410,755)

Net expenses	48,342,706

NET INVESTMENT INCOME (LOSS)	78,987,972

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $48,104)	82,024,767
Futures transactions	28,969,919
Swap agreements transactions	(1,435,532)
Foreign currency transactions	(88,772)

109,470,382

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $21,876)	619,611,894
Futures	(18,850,094)
Swap agreements	(960,104)
Foreign currencies	208,009

600,009,705

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	709,480,087

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$788,468,059

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$78,987,972	$78,205,356
Net realized gain (loss) on investment and foreign currency transactions	109,470,382	296,906,107
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	600,009,705	(788,422,588)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	788,468,059	(413,311,125)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [20,201,786 and 4,688,072 shares, respectively]	285,607,558	64,761,994
Portfolio shares repurchased [24,556,193 and 69,291,678 shares, respectively]	(367,018,434)	(971,894,089)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(81,410,876)	(907,132,095)

CAPITAL CONTRIBUTIONS	12,464	666,631

TOTAL INCREASE (DECREASE)	707,069,647	(1,319,776,589)
NET ASSETS:
Beginning of year	4,322,877,370	5,642,653,959

End of year	$5,029,947,017	$4,322,877,370

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 89.8%	Shares	Value
AFFILIATED MUTUAL FUNDS
AST AB Global Bond Portfolio*	31,384,145	$366,880,651
AST AQR Emerging Markets Equity Portfolio*	976,355	11,950,583
AST AQR Large Cap Core Portfolio*	32,534,004	671,176,513
AST BlackRock/Loomis Sayles Bond Portfolio*	22,475,136	332,632,019
AST ClearBridge Dividend Growth Portfolio*	31,650,772	696,316,979
AST Goldman Sachs Global Income Portfolio*	15,742,208	184,341,255
AST Goldman Sachs Small-Cap Value Portfolio*	3,890,375	97,376,075
AST High Yield Portfolio*	1,497,070	17,036,655
AST Hotchkis & Wiley Large-Cap Value Portfolio*	6,587,697	217,921,019
AST International Growth Portfolio*	21,395,825	439,256,289
AST International Value Portfolio*	20,190,879	433,296,254
AST Jennison Large-Cap Growth Portfolio*	6,698,643	271,362,019
AST Loomis Sayles Large-Cap Growth Portfolio*	7,240,512	462,523,926
AST MFS Growth Portfolio*	7,935,998	264,824,263
AST MFS Large-Cap Value Portfolio*	22,318,646	521,363,582
AST Mid-Cap Growth Portfolio*	3,255,263	38,216,786
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	588,442	20,772,019
AST Parametric Emerging Markets Equity Portfolio*	572,216	5,636,331
AST PIMCO Dynamic Bond Portfolio*	7,240,035	73,124,352
AST Prudential Core Bond Portfolio*	96,541,671	1,292,692,981
AST QMA International Core Equity Portfolio*	29,159,365	367,991,191
AST QMA Large-Cap Portfolio*	31,269,094	676,037,815
AST Small-Cap Growth Opportunities Portfolio*	3,550,278	85,668,208
AST Small-Cap Growth Portfolio*	1,572,146	83,402,328
AST Small-Cap Value Portfolio*	2,463,993	71,381,886
AST T. Rowe Price Large-Cap Growth Portfolio*	7,182,546	331,474,510
AST T. Rowe Price Large-Cap Value Portfolio*	28,060,779	483,206,610
AST Templeton Global Bond Portfolio*	23,137	263,766
AST WEDGE Capital Mid-Cap Value Portfolio*	774,413	19,855,937
AST Wellington Management Global Bond Portfolio*	76,822,157	905,733,231

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
AST Western Asset Core Plus Bond Portfolio*	37,605,516	$528,733,554
AST Western Asset Emerging Markets Debt Portfolio*	1,261,682	15,417,759

TOTAL LONG-TERM INVESTMENTS (cost $7,859,507,092)(w)		9,987,867,346

SHORT-TERM INVESTMENTS — 10.2%
AFFILIATED MUTUAL FUND — 9.9%
PGIM Core Ultra Short Bond Fund (cost $1,102,225,961)(w)	1,102,225,961	1,102,225,961

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.3%
U.S. Treasury Bills
1.528%	03/19/20	29,000	28,908,143

(cost $28,904,336)
TOTAL SHORT-TERM INVESTMENTS (cost $1,131,130,297)			1,131,134,104

TOTAL INVESTMENTS — 100.0% (cost $8,990,637,389)			11,119,001,450
Liabilities in excess of other assets(z) — (0.0)%			(1,393,728)

NET ASSETS — 100.0%			$11,117,607,722

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amounts is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
640	2 Year U.S. Treasury Notes	Mar. 2020	$137,920,000	$(51,158)
1,972	10 Year U.S. Treasury Notes	Mar. 2020	253,247,947	(2,145,102)
1,309	Mini MSCI EAFE Index	Mar. 2020	133,288,925	(308,531)
327	Russell 2000 E-Mini Index	Mar. 2020	27,314,310	420,171

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Futures contracts outstanding at December 31, 2019 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued):
2,277	S&P 500 E-Mini Index	Mar. 2020	$367,860,735	$3,759,188
190	S&P 500 Index	Mar. 2020	153,477,250	2,656,910

				$4,331,478

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$28,908,143

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$11,090,093,307	$—	$—
U.S. Treasury Obligation	—	28,908,143	—

Total	$11,090,093,307	$28,908,143	$—

Other Financial Instruments*
Assets
Futures Contracts	$6,836,269	$—	$—

Liabilities
Futures Contracts	$(2,504,791)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Core Bond	33.2%
Large/Mid-Cap Growth	24.4
Large/Mid-Cap Value	11.4
Ultra Short Bond	9.9
International Value	7.2
Large/Mid-Cap Blend	6.3
International Growth	3.9
Small-Cap Growth	1.5
Small-Cap Value	1.5

U.S. Treasury Obligation	0.3%
Emerging Markets	0.2
High Yield	0.2

100.0
Liabilities in excess of other assets	(0.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$6,836,269	*	Due from/to broker — variation margin futures	$308,531	*
Interest rate contracts	—	—		Due from/to broker — variation margin futures	2,196,260	*

		$6,836,269			$2,504,791

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$122,697,965
Interest rate contracts	14,714,518

Total	$137,412,483

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$27,302,327
Interest rate contracts	(6,108,593)

Total	$21,193,734

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$1,005,054,338

(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Affiliated investments (cost $8,961,733,053)	$11,090,093,307
Unaffiliated investments (cost $28,904,336)	28,908,143
Due from broker—variation margin futures	1,760,277
Receivable for Portfolio shares sold	1,024
Prepaid expenses	8,166

Total Assets	11,120,770,917

LIABILITIES
Payable for Portfolio shares repurchased	2,299,215
Management fee payable	655,092
Custodian and accounting fees payable	168,164
Accrued expenses and other liabilities	40,367
Affiliated transfer agent fee payable	357

Total Liabilities	3,163,195

NET ASSETS	$11,117,607,722

Net assets were comprised of:
Partners’ Equity	$11,117,607,722

Net asset value and redemption price per share, $11,117,607,722 / 542,933,157 outstanding shares of beneficial interest	$20.48

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Affiliated dividend income	$25,796,656
Interest income	410,901

Total income	26,207,557

EXPENSES
Management fee	16,139,310
Custodian and accounting fees	509,019
Trustees’ fees	131,900
Legal fees and expenses	48,143
Audit fee	24,610
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,009
Shareholders’ reports	6,782
Miscellaneous	45,981

Total expenses	16,912,754
Less: Fee waiver and/or expense reimbursement	(182,433)

Net expenses	16,730,321

NET INVESTMENT INCOME (LOSS)	9,477,236

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $672,608,755)	672,618,245
Futures transactions	137,412,483
Foreign currency transactions	(666,856)

809,363,872

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,038,288,649)	1,038,289,541
Futures	21,193,734
Foreign currencies	(243,972)

1,059,239,303

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,868,603,175

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,878,080,411

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$9,477,236	$6,137,117
Net realized gain (loss) on investment and foreign currency transactions	809,363,872	564,970,987
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,059,239,303	(1,089,858,288)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,878,080,411	(518,750,184)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [13,253,080 and 5,976,107 shares, respectively]	239,348,639	105,705,622
Portfolio shares repurchased [39,182,609 and 71,562,955 shares, respectively]	(755,132,471)	(1,276,271,617)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(515,783,832)	(1,170,565,995)

CAPITAL CONTRIBUTIONS	1,352	—

TOTAL INCREASE (DECREASE)	1,362,297,931	(1,689,316,179)
NET ASSETS:
Beginning of year	9,755,309,791	11,444,625,970

End of year	$11,117,607,722	$9,755,309,791

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 74.8%		Value
COMMON STOCKS — 31.5%	Shares
Argentina — 0.0%
MercadoLibre, Inc.*	252	$144,129

Australia — 0.7%
AGL Energy Ltd.	31,986	460,397
ALS Ltd.	27,196	175,430
Altium Ltd.	1,848	45,274
Ansell Ltd.	23,979	488,854
Aristocrat Leisure Ltd.	84,926	2,012,098
ASX Ltd.	846	46,571
AusNet Services	212,708	253,754
Australia & New Zealand Banking Group Ltd.	25,142	434,765
BHP Group Ltd.	44,577	1,219,324
BHP Group PLC	25,514	601,080
Brambles Ltd.	19,103	157,348
carsales.com Ltd.	4,593	53,639
CIMIC Group Ltd.	5,203	121,099
Coca-Cola Amatil Ltd.	9,209	71,487
Cochlear Ltd.	4,198	663,692
Commonwealth Bank of Australia	22,842	1,280,003
Computershare Ltd.	23,900	281,820
CSL Ltd.	6,806	1,317,902
Dexus, REIT	4,773	39,333
Fortescue Metals Group Ltd.	27,491	206,833
Goodman Group, REIT	7,138	67,162
GPT Group (The), REIT	27,758	109,274
IDP Education Ltd.	12,759	154,652
Insurance Australia Group Ltd.	5,055	27,176
Lendlease Group	2,467	30,431
Macquarie Group Ltd.	7,455	721,416
Magellan Financial Group Ltd.	10,274	410,758
Mirvac Group, REIT	17,101	38,169
National Australia Bank Ltd.	9,399	162,393
Oil Search Ltd.	4,278	21,850
Orica Ltd.	14,855	228,946
QBE Insurance Group Ltd.	3,037	27,436
REA Group Ltd.	4,714	342,301
Rio Tinto Ltd.	2,655	187,480
Rio Tinto PLC	10,212	611,195
Santos Ltd.	13,516	77,823
Scentre Group, REIT	776,418	2,094,974
SEEK Ltd.	18,906	299,697
Sonic Healthcare Ltd.	2,629	53,054
Spark Infrastructure Group	61,018	89,629
Stockland, REIT	7,975	25,850
Tabcorp Holdings Ltd.	58,260	185,121
Treasury Wine Estates Ltd.	79,758	909,807
Vicinity Centres, REIT	26,128	45,730
Westpac Banking Corp.	38,401	653,995
Woodside Petroleum Ltd.	7,003	170,046
Woolworths Group Ltd.	419	10,640

		17,687,708

Austria — 0.0%
ANDRITZ AG	1,785	77,145
Erste Group Bank AG*	1,539	58,267
OMV AG	967	54,339
Raiffeisen Bank International AG	2,000	50,316

COMMON STOCKS (continued)	Shares	Value
Austria (continued)
Verbund AG	298	$14,971
Vienna Insurance Group AG Wiener Versicherung Gruppe	422	12,063
Wienerberger AG	7,638	226,355

		493,456

Belgium — 0.1%
Ackermans & van Haaren NV	84	13,179
Ageas	781	46,203
Anheuser-Busch InBev SA/NV	3,418	278,896
Barco NV	43	10,561
Colruyt SA	1,418	73,979
Galapagos NV*	615	128,723
Groupe Bruxelles Lambert SA	7,659	807,473
KBC Group NV	1,206	90,850
Solvay SA	1,754	203,772
UCB SA	13,798	1,097,427

		2,751,063

Bermuda — 0.0%
RenaissanceRe Holdings Ltd.	292	57,238

Brazil — 0.1%
B3 SA – Brasil Bolsa Balcao	37,429	399,812
Banco Bradesco SA	5,953	50,418
Banco do Brasil SA	1,200	15,757
Banco Santander Brasil SA, UTS	1,200	14,772
CPFL Energia SA	11,064	97,776
EDP – Energias do Brasil SA	8,900	48,895
Energisa SA, UTS	1,100	14,638
Equatorial Energia SA	5,500	31,159
Iochpe Maxion SA	1,300	7,556
Magazine Luiza SA	1,500	17,787
Petroleo Brasileiro SA	36,600	291,148
TOTVS SA	1,200	19,256
Ultrapar Participacoes SA	21,602	136,828
Vale SA	16,400	217,297

		1,363,099

Canada — 0.8%
Bank of Montreal	30,737	2,382,174
Bank of Nova Scotia (The)	17,040	962,523
BCE, Inc.	8,077	374,196
Bombardier, Inc. (Class B Stock)*	147,801	219,673
Canadian Imperial Bank of Commerce	11,461	953,737
CCL Industries, Inc. (Class B Stock)	25,168	1,072,191
CGI, Inc.*	23,808	1,992,388
Descartes Systems Group, Inc. (The)*	251	10,728
FirstService Corp.	347	32,304
Gibson Energy, Inc.	5,086	104,144
Great-West Lifeco, Inc.	1,774	45,438
Manulife Financial Corp.	5,289	107,364
Nutrien Ltd.	45,370	2,172,156
Open Text Corp.	20,241	891,910
Quebecor, Inc. (Class B Stock)	14,456	368,928
Restaurant Brands International, Inc.	16,407	1,045,914
Ritchie Bros. Auctioneers, Inc.	5,557	238,448
Rogers Communications, Inc. (Class B Stock)	17,605	874,183

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Canada (continued)
Royal Bank of Canada	11,510	$910,748
Teck Resources Ltd. (Class B Stock)	4,759	82,533
TFI International, Inc.	21,130	712,225
TMX Group Ltd.	625	54,123
Toronto-Dominion Bank (The)	52,217	2,928,624

		18,536,652

China — 0.9%
3SBio, Inc., 144A*	12,500	16,290
Alibaba Group Holding Ltd.*	1,100	29,399
Alibaba Group Holding Ltd., ADR*	26,652	5,652,889
Angang Steel Co. Ltd. (Class H Stock)	57,200	23,819
Anhui Conch Cement Co. Ltd. (Class H Stock)	32,900	240,559
BAIC Motor Corp. Ltd. (Class H Stock), 144A	52,500	29,889
Baidu, Inc., ADR*	729	92,146
Bank of China Ltd. (Class H Stock)	1,629,000	696,213
Bank of Communications Co. Ltd. (Class H Stock)	214,000	152,058
BBMG Corp. (Class H Stock)	94,000	28,903
BeiGene Ltd., ADR*	566	93,820
BOC Hong Kong Holdings Ltd.	237,000	823,682
Budweiser Brewing Co. APAC Ltd., 144A*	5,300	17,925
BYD Electronic International Co. Ltd.	7,500	14,439
China Cinda Asset Management Co. Ltd. (Class H Stock)	233,000	52,924
China CITIC Bank Corp. Ltd. (Class H Stock)	191,000	114,521
China Coal Energy Co. Ltd. (Class H Stock)	130,000	51,503
China Construction Bank Corp. (Class H Stock)	1,037,000	895,203
China Dili Group*	36,200	11,370
China Eastern Airlines Corp. Ltd. (Class H Stock)*	24,000	13,333
China Everbright Bank Co. Ltd. (Class H Stock)	81,000	37,676
China Galaxy Securities Co. Ltd. (Class H Stock)	55,500	32,803
China Life Insurance Co. Ltd. (Class H Stock)	249,000	693,258
China Minsheng Banking Corp. Ltd. (Class H Stock)	35,800	27,070
China Mobile Ltd.	20,000	168,338
China Pacific Insurance Group Co. Ltd. (Class H Stock)	58,000	228,734
China Petroleum & Chemical Corp. (Class H Stock)	1,084,000	653,734
China Railway Group Ltd. (Class H Stock)	67,000	41,401
China Railway Signal & Communication Corp. Ltd. (Class H Stock), 144A	48,000	26,883
China Reinsurance Group Corp. (Class H Stock)	256,000	42,085
China Resources Cement Holdings Ltd.	40,000	51,035

COMMON STOCKS (continued)	Shares	Value
China (continued)
China Resources Power Holdings Co. Ltd.	8,000	$11,249
China Taiping Insurance Holdings Co. Ltd.	18,200	45,201
China Telecom Corp. Ltd. (Class H Stock)	180,000	74,149
China Unicom Hong Kong Ltd.	338,000	318,963
China Vanke Co. Ltd. (Class H Stock)	84,900	362,235
China Zhongwang Holdings Ltd.	33,600	13,443
CITIC Securities Co. Ltd. Class H Stock	27,000	61,748
CNOOC Ltd.	686,000	1,146,331
COSCO SHIPPING Energy Transportation Co. Ltd. (Class H Stock)	34,000	16,090
COSCO SHIPPING Holdings Co. Ltd. (Class H Stock)*	79,500	32,310
Dali Foods Group Co. Ltd., 144A	82,500	61,240
Datang International Power Generation Co. Ltd. (Class H Stock)	158,000	30,215
ENN Energy Holdings Ltd.	13,800	151,102
GF Securities Co. Ltd. (Class H Stock)	10,600	12,924
Greentown China Holdings Ltd.	13,000	15,997
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. (Class H Stock)	14,000	47,846
Guotai Junan Securities Co. Ltd. (Class H Stock), 144A	67,800	120,334
Haitong Securities Co. Ltd. (Class H Stock)	25,200	29,857
Huadian Power International Corp. Ltd. (Class H Stock)	80,000	30,428
Huatai Securities Co. Ltd. (Class H Stock), 144A	16,800	29,808
Industrial & Commercial Bank of China Ltd. (Class H Stock)	877,000	675,568
Innovent Biologics, Inc., 144A*	7,500	25,550
JD.com, Inc., ADR*	61,876	2,179,891
Jiangxi Copper Co. Ltd. (Class H Stock)	65,000	89,557
Kaisa Group Holdings Ltd.*	29,000	13,905
Kunlun Energy Co. Ltd.	172,000	152,170
KWG Group Holdings Ltd.*	17,000	23,862
Legend Holdings Corp. (Class H Stock), 144A	14,000	31,799
Lenovo Group Ltd.	630,000	422,943
Li Ning Co. Ltd.	86,000	258,308
Logan Property Holdings Co. Ltd.	34,000	57,229
Metallurgical Corp. of China Ltd. (Class H Stock)	222,000	49,868
MMG Ltd.*	48,000	14,460
Momo, Inc., ADR	373	12,495
New Oriental Education & Technology Group, Inc., ADR*	1,972	239,105
Nexteer Automotive Group Ltd.	7,000	6,366
PetroChina Co. Ltd. (Class H Stock)	1,274,000	642,827
PICC Property & Casualty Co. Ltd. (Class H Stock)	121,000	146,175

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
China (continued)
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	31,000	$367,973
Prosus NV*	3,035	226,953
Q Technology Group Co. Ltd.*	7,000	11,615
Shenzhen Investment Ltd.	50,000	20,045
Shimao Property Holdings Ltd.	32,000	124,107
Shui On Land Ltd.	47,000	10,315
Sinopec Engineering Group Co. Ltd. (Class H Stock)	27,000	16,169
Sinopharm Group Co. Ltd. (Class H Stock)	8,000	29,261
Sinotrans Ltd. (Class H Stock)	39,000	13,298
Sinotruk Hong Kong Ltd.	16,500	35,338
Sunny Optical Technology Group Co. Ltd.	12,700	220,707
Tencent Holdings Ltd.	67,800	3,263,469
Tingyi Cayman Islands Holding Corp.	4,000	6,831
Towngas China Co. Ltd.*	18,000	12,467
Uni-President China Holdings Ltd.	27,000	28,376
Vipshop Holdings Ltd., ADR*	738	10,457
Weichai Power Co. Ltd. (Class H Stock)	50,000	105,916
Yihai International Holding Ltd.*	7,000	41,288
Yuexiu Property Co. Ltd.	78,000	18,053
Yuzhou Properties Co. Ltd.	26,000	14,340
Zhongsheng Group Holdings Ltd.	14,000	57,366
Zoomlion Heavy Industry Science & Technology Co. Ltd. (Class H Stock)	18,200	15,313

		23,357,107

Colombia — 0.0%
Millicom International Cellular SA, SDR(a)	4,020	192,627

Czech Republic — 0.0%
CEZ A/S	7,781	175,078
Komercni banka A/S	146	5,345

		180,423

Denmark — 0.2%
AP Moller – Maersk A/S (Class A Stock)	61	82,622
AP Moller – Maersk A/S (Class B Stock)	19	27,369
Carlsberg A/S (Class B Stock)	7,819	1,166,467
Chr Hansen Holding A/S	15,194	1,207,249
Coloplast A/S (Class B Stock)	1,263	156,558
Danske Bank A/S	1,978	32,014
Demant A/S*	994	31,309
DSV Panalpina A/S	1,624	187,135
FLSmidth & Co. A/S	1,701	67,876
Genmab A/S*	1,138	252,907
GN Store Nord A/S	8,950	420,987
H. Lundbeck A/S	7,041	268,892
Novo Nordisk A/S (Class B Stock)	9,646	560,088
Novozymes A/S (Class B Stock)	730	35,689
Orsted A/S, 144A	762	78,888
Royal Unibrew A/S	3,800	348,041
SimCorp A/S	6,930	788,228
Tryg A/S	4,138	122,701

COMMON STOCKS (continued)	Shares	Value
Denmark (continued)
Vestas Wind Systems A/S	1,064	$107,281

		5,942,301

Finland — 0.2%
Fortum OYJ	32,884	811,607
Huhtamaki OYJ	267	12,391
Kone OYJ (Class B Stock)	37,323	2,438,412
Metso OYJ	872	34,405
Neste OYJ	2,824	98,324
Nordea Bank Abp (BATS)	20,285	164,790
Nordea Bank Abp (XSTO)	18,241	147,305
Orion OYJ (Class B Stock)	653	30,202
Sampo OYJ (Class A Stock)	18,301	799,056
TietoEVRY OYJ	556	17,309
UPM-Kymmene OYJ	4,058	140,669
Valmet OYJ	3,467	83,099

		4,777,569

France — 1.1%
Aeroports de Paris	1,480	292,470
Air Liquide SA	672	95,231
Airbus SE	3,476	509,556
Amundi SA, 144A	921	72,396
Arkema SA	301	31,986
AXA SA	11,900	335,305
BioMerieux	94	8,374
BNP Paribas SA	5,691	338,322
Bouygues SA	2,321	98,774
Bureau Veritas SA	1,101	28,818
Capgemini SE	72	8,797
Christian Dior SE	2,336	1,198,569
Cie de Saint-Gobain	1,006	41,224
Cie Generale des Etablissements Michelin SCA	1,987	243,321
CNP Assurances	3,191	63,511
Covivio, REIT	379	42,993
Credit Agricole SA	18,456	268,076
Danone SA	1,934	160,595
Dassault Aviation SA	121	159,151
Dassault Systemes SE	7,964	1,311,881
Edenred	6,065	314,060
Electricite de France SA	2,632	29,333
Engie SA	25,571	413,377
EssilorLuxottica SA	1,134	173,259
Eurazeo SE	298	20,438
Gaztransport Et Technigaz SA	884	84,876
Gecina SA, REIT	577	103,344
Hermes International	504	377,690
ICADE, REIT	130	14,163
Imerys SA	2,467	104,455
Kering SA	384	252,290
Klepierre SA, REIT	1,671	63,482
Korian SA	289	13,608
Lagardere SCA	23,035	502,598
Legrand SA	261	21,293
L’Oreal SA	9,986	2,959,795
LVMH Moet Hennessy Louis Vuitton SE	8,410	3,915,971
Natixis SA	6,013	26,748

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
France (continued)
Nexans SA	276	$13,465
Nexity SA	1,198	60,208
Pernod Ricard SA	13,073	2,341,459
Peugeot SA	2,631	63,295
Publicis Groupe SA	13,467	610,021
Renault SA	14,130	668,796
Rexel SA	41,742	556,593
Rubis SCA	1,307	80,269
Safran SA	12,524	1,936,160
Sanofi	5,317	535,105
Sartorius Stedim Biotech	228	37,829
Schneider Electric SE	4,063	417,481
SCOR SE	10,862	455,973
SEB SA	267	39,684
Societe Generale SA	3,356	116,961
SPIE SA	4,000	81,481
Teleperformance	2,928	714,134
Television Francaise 1	9	75
TOTAL SA	51,102	2,829,616
Ubisoft Entertainment SA*	366	25,319
Unibail-Rodamco-Westfield, REIT	1,121	176,989
Valeo SA	708	24,951
Veolia Environnement SA	20,641	549,644
Vinci SA	5,879	654,339
Wendel SA	118	15,680
Worldline SA, 144A*	1,181	83,723

		27,789,380

Germany — 0.8%
adidas AG	347	113,337
Allianz SE	13,233	3,243,233
alstria office REIT-AG	5,814	109,606
Aroundtown SA	66,828	599,788
BASF SE	8,696	659,584
Bayer AG	8,115	662,465
Bayerische Motoren Werke AG	16,460	1,353,350
Beiersdorf AG	1,032	123,587
Carl Zeiss Meditec AG	1,692	216,700
Commerzbank AG	2,888	17,924
CompuGroup Medical SE	3,223	231,648
Continental AG	2,167	278,867
CTS Eventim AG & Co. KGaA	3,005	189,272
Daimler AG	1,373	76,188
Deutsche Bank AG	8,585	67,063
Deutsche Boerse AG	1,289	203,231
Deutsche Lufthansa AG	2,558	47,229
Deutsche Pfandbriefbank AG, 144A	24,975	410,198
Deutsche Post AG	51,479	1,971,548
Deutsche Wohnen SE	1,962	80,530
DWS Group GmbH & Co. KGaA, 144A	368	13,139
E.ON SE	4,378	46,821
Fraport AG Frankfurt Airport Services Worldwide	499	42,646
Freenet AG	7,537	172,705
Fresenius Medical Care AG & Co. KGaA	1,552	115,238
Fresenius SE & Co. KGaA	2,641	149,023
GEA Group AG	2,595	85,637
Grand City Properties SA	1,754	42,243

COMMON STOCKS (continued)	Shares	Value
Germany (continued)
Hannover Rueck SE	680	$131,583
Hella GmbH & Co. KGaA	220	12,205
Henkel AG & Co. KGaA	687	64,958
HOCHTIEF AG	129	16,616
Jenoptik AG	2	58
KION Group AG	199	13,748
Knorr-Bremse AG	1,084	110,930
Merck KGaA	6,631	785,742
METRO AG	2,819	45,123
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,108	326,852
Rational AG	447	359,662
RWE AG	2,207	67,997
SAP SE	20,396	2,767,357
Siemens AG	7,035	921,861
Siemens Healthineers AG, 144A	2,520	121,211
Software AG	11,900	415,431
Stroeer SE & Co. KGaA	626	50,561
Symrise AG	1,742	183,878
TAG Immobilien AG*	3,726	92,844
Talanx AG	1,130	55,903
Telefonica Deutschland Holding AG	287,466	836,083
Uniper SE	2,867	94,959
Volkswagen AG	2,858	557,461
Vonovia SE	3,160	170,423
Wirecard AG	513	62,364

		19,588,610

Hong Kong — 0.2%
AIA Group Ltd.	54,400	571,769
ASM Pacific Technology Ltd.	2,900	40,423
Bank of East Asia Ltd. (The)	5,600	12,512
Chow Tai Fook Jewellery Group Ltd.	69,000	66,122
CK Asset Holdings Ltd.	35,000	252,301
CLP Holdings Ltd.	26,500	278,296
Hang Lung Properties Ltd.	8,000	17,564
Henderson Land Development Co. Ltd.	7,000	34,375
HKT Trust & HKT Ltd.	18,000	25,386
Hong Kong & China Gas Co. Ltd.	52,000	101,667
Hong Kong Exchanges & Clearing Ltd.	5,000	162,842
Hongkong Land Holdings Ltd.	119,300	686,875
Hysan Development Co. Ltd.	3,000	11,799
Jardine Matheson Holdings Ltd.	6,200	344,546
Jardine Strategic Holdings Ltd.	10,900	333,746
Kerry Properties Ltd.	11,500	36,601
Link REIT	9,000	95,473
New World Development Co. Ltd.	27,000	37,034
NWS Holdings Ltd.	26,000	36,503
Power Assets Holdings Ltd.	1,000	7,317
Sino Land Co. Ltd.	38,000	55,315
SSY Group Ltd.	18,000	14,568
Sun Hung Kai Properties Ltd.	8,000	122,759
Swire Pacific Ltd. (Class A Stock)	99,000	921,672
Swire Properties Ltd.	64,600	214,795
Techtronic Industries Co. Ltd.	36,000	294,825
Vitasoy International Holdings Ltd.	22,000	79,965
VTech Holdings Ltd.	2,500	24,757
WH Group Ltd., 144A	34,500	35,731

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Hong Kong (continued)
Wharf Real Estate Investment Co. Ltd.	5,000	$30,552
Wheelock & Co. Ltd.	5,000	33,430

		4,981,520

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	17,317	172,733
OTP Bank Nyrt	7,392	386,364

		559,097

India — 0.2%
Aurobindo Pharma Ltd.	25,635	164,418
Bajaj Finance Ltd.	309	18,370
Balrampur Chini Mills Ltd.	8,025	20,657
Bank of Baroda*	13,919	19,915
Bata India Ltd.	507	12,449
Birlasoft Ltd.	4,598	4,557
Century Textiles & Industries Ltd.	958	6,415
Dr. Reddy’s Laboratories Ltd.	1,148	46,299
Edelweiss Financial Services Ltd.	5,526	8,477
GAIL India Ltd.	37,069	62,963
Glenmark Pharmaceuticals Ltd.	3,761	18,332
HCL Technologies Ltd.	46,127	367,416
HDFC Bank Ltd.	13,988	249,828
HDFC Life Insurance Co. Ltd., 144A	11,921	104,757
Hexaware Technologies Ltd.	1,945	9,125
Hindalco Industries Ltd.	160,405	486,089
Hindustan Unilever Ltd.	15,577	419,964
Housing Development Finance Corp. Ltd.	26,894	910,147
India Cements Ltd. (The)	7,285	7,298
Indraprastha Gas Ltd.	3,609	21,681
IndusInd Bank Ltd.	3,777	80,105
Infosys Ltd.	56,083	577,536
ITC Ltd.	9,825	32,753
Jindal Steel & Power Ltd.*	35,592	83,747
Jubilant Foodworks Ltd.	2,582	59,839
Jubilant Life Sciences Ltd.	1,317	9,927
Just Dial Ltd.*	10,638	85,257
KEC International Ltd.	2,182	9,262
Kotak Mahindra Bank Ltd.	7,837	185,080
KPIT Technologies Ltd.	4,598	6,023
Larsen & Toubro Ltd.	2,187	39,828
LIC Housing Finance Ltd.	5,075	30,915
Motherson Sumi Systems Ltd.	3,975	8,176
Mphasis Ltd.	644	8,321
National Aluminium Co. Ltd.	19,656	12,043
NBCC India Ltd.	20,425	10,002
Pidilite Industries Ltd.	3,105	60,403
Reliance Industries Ltd.	12,385	263,093
SBI Life Insurance Co. Ltd., 144A	2	27
Sun Pharmaceutical Industries Ltd.	13,311	80,761
Tata Chemicals Ltd.	1,270	11,883
Tata Global Beverages Ltd.	2,239	10,087
Tata Motors Ltd.*	58,613	152,369
Tech Mahindra Ltd.	19,935	213,143
UltraTech Cement Ltd.	1,940	110,103
Vedanta Ltd.	19,412	41,597
Voltas Ltd.	1,191	11,003

COMMON STOCKS (continued)	Shares	Value
India (continued)
Wipro Ltd.	23,560	$81,289

		5,233,729

Indonesia — 0.0%
Aneka Tambang Tbk	166,900	10,092
Astra International Tbk PT	417,700	207,483
Bank Central Asia Tbk PT	95,700	230,075
Bank Mandiri Persero Tbk PT	432,600	238,568
Bank Negara Indonesia Persero Tbk PT	240,400	135,344
Bank Rakyat Indonesia Persero Tbk PT	277,300	87,528
Bukit ASAm Tbk PT	70,500	13,462
Gudang Garam Tbk PT	9,800	37,356
Pabrik Kertas Tjiwi Kimia Tbk PT	17,500	12,901

		972,809

Ireland — 0.0%
AIB Group PLC	3,560	12,442
Bank of Ireland Group PLC	4,232	23,226
CRH PLC	2,889	115,806
Kerry Group PLC (Class A Stock)	909	113,339
Kingspan Group PLC	1,722	105,269
Smurfit Kappa Group PLC	5,598	215,069
UDG Healthcare PLC	7,133	76,157

		661,308

Israel — 0.0%
Azrieli Group Ltd.	186	13,623
Bank Hapoalim BM	2,310	19,195
Bank Leumi Le-Israel BM	21,219	154,539
Delek Group Ltd.	79	12,029
First International Bank of Israel Ltd.	1,127	32,643
Israel Chemicals Ltd.	3,154	14,852
Paz Oil Co. Ltd.	69	9,781
Teva Pharmaceutical Industries Ltd., ADR*(a)	3,322	32,556

		289,218

Italy — 0.1%
A2A SpA	18,656	35,017
Assicurazioni Generali SpA	9,274	191,458
Atlantia SpA	3,567	83,192
Davide Campari-Milano SpA	2,539	23,163
Enel SpA	35,816	284,447
Eni SpA	16,178	251,111
Ferrari NV	7,705	1,276,744
FinecoBank Banca Fineco SpA	921	11,039
Intesa Sanpaolo SpA	65,075	171,335
Italgas SpA	2,683	16,402
Mediobanca Banca di Credito Finanziario SpA	2,715	29,931
Moncler SpA	628	28,266
Poste Italiane SpA, 144A	3,991	45,251
Recordati SpA	457	19,281
Snam SpA	5,322	28,003
UniCredit SpA	8,789	128,458

		2,623,098

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Japan — 2.0%
Acom Co. Ltd.	4,000	$18,176
Advantest Corp.	1,100	61,673
Aeon Co. Ltd.	2,100	43,332
AEON Financial Service Co. Ltd.	6,900	108,679
Aeon Mall Co. Ltd.	900	15,973
AGC, Inc.	6,300	225,020
Aica Kogyo Co. Ltd.	1,000	32,961
Aisin Seiki Co. Ltd.	2,700	100,189
Alfresa Holdings Corp.	2,400	48,698
Amada Holdings Co. Ltd.	29,000	329,658
Aozora Bank Ltd.	2,200	58,220
Asahi Group Holdings Ltd.	1,200	54,854
Asahi Intecc Co. Ltd.	1,400	40,929
Asahi Kasei Corp.	5,200	58,486
Astellas Pharma, Inc.	23,900	408,389
Bank of Kyoto Ltd. (The)	200	8,560
Benesse Holdings, Inc.	2,300	60,464
Calbee, Inc.	1,300	42,395
Canon, Inc.	7,500	204,971
Central Japan Railway Co.	1,200	241,430
Chiba Bank Ltd. (The)	2,300	13,218
Chubu Electric Power Co., Inc.	7,300	103,185
Chugai Pharmaceutical Co. Ltd.	2,200	203,250
Citizen Watch Co. Ltd.	41,300	224,426
Coca-Cola Bottlers Japan Holdings, Inc.	600	15,327
Concordia Financial Group Ltd.	4,600	18,873
Credit Saison Co. Ltd.	600	10,408
Dai Nippon Printing Co. Ltd.	1,100	29,717
Daicel Corp.	15,300	146,271
Daifuku Co. Ltd.	1,600	96,834
Dai-ichi Life Holdings, Inc.	69,900	1,154,479
Daiichi Sankyo Co. Ltd.	3,000	198,255
Daikin Industries Ltd.	3,700	521,710
Daito Trust Construction Co. Ltd.	3,200	394,569
Daiwa House Industry Co. Ltd.	4,300	132,949
Daiwa House REIT Investment Corp.	16	41,750
Daiwa Securities Group, Inc.	7,600	38,374
Denka Co. Ltd.	5,000	148,592
Denso Corp.	7,400	335,701
Dentsu Group, Inc.	2,000	68,815
DIC Corp.	8,000	220,863
Dip Corp.	500	14,801
DMG Mori Co. Ltd.	2,600	39,676
East Japan Railway Co.	4,700	424,552
Eisai Co. Ltd.	2,500	187,246
Electric Power Development Co. Ltd.	11,400	276,390
FamilyMart Co. Ltd.	400	9,613
Fancl Corp.	3,400	90,745
FANUC Corp.	1,200	221,632
Fast Retailing Co. Ltd.	2,800	1,669,939
Fuji Media Holdings, Inc.	4,300	61,117
Fuji Seal International, Inc.	400	8,857
FUJIFILM Holdings Corp.	4,500	215,219
Fujitsu Ltd.	1,000	94,041
Fukuoka Financial Group, Inc.	800	15,276
Furukawa Electric Co. Ltd.	500	12,800
Glory Ltd.	1,500	45,328
GMO Payment Gateway, Inc.	200	13,709

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
GS Yuasa Corp.	1,700	$36,673
Gunma Bank Ltd. (The)	3,100	10,891
Hirose Electric Co. Ltd.	1,400	179,024
Hisamitsu Pharmaceutical Co., Inc.	400	19,492
Hitachi Chemical Co. Ltd.	2,100	87,852
Hitachi Ltd.	2,200	92,680
Honda Motor Co. Ltd.	9,200	260,416
Hoya Corp.	2,600	248,642
Hulic Co. Ltd.	3,400	40,896
Idemitsu Kosan Co. Ltd.	800	22,005
Inpex Corp.	9,000	93,606
Isetan Mitsukoshi Holdings Ltd.	4,600	41,412
Isuzu Motors Ltd.	9,300	110,165
Iyo Bank Ltd. (The)	2,800	15,828
Izumi Co. Ltd.	3,800	136,786
Japan Airlines Co. Ltd.	6,000	186,533
Japan Exchange Group, Inc.	4,100	72,187
Japan Post Bank Co. Ltd.	34,300	329,527
Japan Post Holdings Co. Ltd.	70,600	663,343
Japan Post Insurance Co. Ltd.	400	6,785
Japan Prime Realty Investment Corp., REIT	9	39,518
Japan Real Estate Investment Corp., REIT	16	106,158
Japan Retail Fund Investment Corp., REIT	23	49,381
Japan Tobacco, Inc.	6,800	151,554
JFE Holdings, Inc.	27,400	352,198
JSR Corp.	1,500	27,505
JTEKT Corp.	5,600	66,068
JXTG Holdings, Inc.	247,000	1,123,033
Kajima Corp.	23,100	307,125
Kakaku.com, Inc.	8,400	213,572
Kamigumi Co. Ltd.	300	6,591
Kaneka Corp.	10,100	323,914
Kansai Electric Power Co., Inc. (The)	15,600	180,977
Kao Corp.	25,900	2,137,894
KDDI Corp.	22,300	665,582
Kewpie Corp.	600	13,486
Keyence Corp.	400	140,833
Kirin Holdings Co. Ltd.	40,600	886,098
Kobayashi Pharmaceutical Co. Ltd.	500	42,348
Kobe Steel Ltd.	8,900	47,754
Koito Manufacturing Co. Ltd.	1,700	78,998
Konami Holdings Corp.	400	16,462
Konica Minolta, Inc.	43,300	281,289
Kose Corp.	100	14,595
Kubota Corp.	4,000	62,785
Kurita Water Industries Ltd.	1,100	32,622
Kyowa Exeo Corp.	500	12,663
Kyowa Kirin Co. Ltd.	3,000	70,566
LINE Corp.*	200	9,801
Lintec Corp.	500	11,129
Lion Corp.	4,300	83,652
M3, Inc.	2,700	81,388
Marubeni Corp.	24,400	180,201
Maruha Nichiro Corp.	400	10,236
Maruichi Steel Tube Ltd.	400	11,261
Mazda Motor Corp.	31,200	265,773

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Mebuki Financial Group, Inc.	3,800	$9,709
Medipal Holdings Corp.	2,900	63,919
MEIJI Holdings Co. Ltd.	1,600	108,264
MINEBEA MITSUMI, Inc.	4,200	86,839
Miraca Holdings, Inc.	3,400	83,386
MISUMI Group, Inc.	2,900	71,865
Mitsubishi Corp.	3,400	90,034
Mitsubishi Electric Corp.	9,700	131,848
Mitsubishi Estate Co. Ltd.	9,900	189,122
Mitsubishi Gas Chemical Co., Inc.	24,000	365,665
Mitsubishi Heavy Industries Ltd.	11,700	454,318
Mitsubishi Materials Corp.	400	10,889
Mitsubishi Motors Corp.	50,600	210,665
Mitsubishi Tanabe Pharma Corp.	2,500	45,893
Mitsubishi UFJ Financial Group, Inc.	260,000	1,406,353
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,700	10,940
Mitsui Chemicals, Inc.	4,300	104,954
Mitsui Fudosan Co. Ltd.	7,200	176,107
Mizuho Financial Group, Inc.	224,500	345,277
MS&AD Insurance Group Holdings, Inc.	31,200	1,029,626
Murata Manufacturing Co. Ltd.	5,100	312,982
Nabtesco Corp.	200	5,909
NEC Corp.	1,200	49,617
Nexon Co. Ltd.*	2,800	37,145
Nichirei Corp.	1,000	23,387
Nidec Corp.	2,900	395,556
Nifco, Inc.	600	16,411
Nihon Kohden Corp.	600	16,658
Nikon Corp.	6,000	73,355
Nintendo Co. Ltd.	600	241,851
Nippon Building Fund, Inc., REIT	16	117,154
Nippon Electric Glass Co. Ltd.	12,400	275,300
Nippon Paint Holdings Co. Ltd.	4,400	226,670
Nippon Prologis REIT, Inc.	25	63,590
Nippon Shinyaku Co. Ltd.	200	17,351
Nippon Shokubai Co. Ltd.	2,000	124,112
Nippon Steel Corp.	4,000	60,406
Nippon Television Holdings, Inc.	3,200	42,773
Nissan Chemical Corp.	5,400	226,654
Nissan Motor Co. Ltd.	183,500	1,065,963
Nitori Holdings Co. Ltd.	100	15,796
Nitto Denko Corp.	11,300	635,258
NOK Corp.	800	11,939
Nomura Holdings, Inc.	16,700	85,710
Nomura Real Estate Holdings, Inc.	800	19,162
Nomura Real Estate Master Fund, Inc., REIT	38	64,835
NS Solutions Corp.	200	6,569
NSK Ltd.	9,000	85,097
NTN Corp.	7,100	22,258
NTT Data Corp.	9,800	131,384
NTT DOCOMO, Inc.	1,600	44,565
Obic Co. Ltd.	100	13,478
Oji Holdings Corp.	40,400	218,738
Olympus Corp.	7,900	123,481
Omron Corp.	700	40,658
Ono Pharmaceutical Co. Ltd.	3,400	77,806

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Oracle Corp.	500	$45,438
ORIX Corp.	8,600	142,730
Orix JREIT, Inc.	26	56,426
Osaka Gas Co. Ltd.	700	13,398
Otsuka Corp.	400	16,006
Otsuka Holdings Co. Ltd.	16,100	718,877
PeptiDream, Inc.*	1,500	76,699
Persol Holdings Co. Ltd.	1,300	24,312
Pigeon Corp.	800	29,391
Pola Orbis Holdings, Inc.	22,500	536,595
Recruit Holdings Co. Ltd.	38,500	1,439,732
Resona Holdings, Inc.	134,600	586,829
Santen Pharmaceutical Co. Ltd.	2,600	49,574
Sanwa Holdings Corp.	2,400	26,901
SBI Holdings, Inc.	1,000	21,028
SCSK Corp.	200	10,388
Secom Co. Ltd.	6,100	545,896
Seino Holdings Co. Ltd.	1,200	16,250
Seven & i HoldingsCo.Ltd.	18,100	663,838
Seven Bank Ltd.	2,600	8,521
Sharp Corp.	900	13,806
Shimadzu Corp.	400	12,562
Shimizu Corp.	7,200	73,308
Shin-Etsu Chemical Co. Ltd.	1,300	143,101
Shinsei Bank Ltd.	800	12,215
Shionogi & Co. Ltd.	6,500	402,168
Shiseido Co. Ltd.	1,600	113,694
Shizuoka Bank Ltd. (The)	4,100	30,477
Showa Denko KK	700	18,438
SMC Corp.	400	182,514
SoftBank Group Corp.	5,000	216,506
Sojitz Corp.	15,000	48,279
Sompo Holdings, Inc.	2,100	82,316
Sony Corp.	4,000	271,883
Sony Financial Holdings, Inc.	1,400	33,545
Square Enix Holdings Co. Ltd.	200	9,956
Stanley Electric Co. Ltd.	4,500	130,408
Subaru Corp.	700	17,307
Sumitomo Chemical Co. Ltd.	104,500	474,364
Sumitomo Dainippon Pharma Co. Ltd.	900	17,501
Sumitomo Electric Industries Ltd.	19,100	287,561
Sumitomo Heavy Industries Ltd.	2,600	73,936
Sumitomo Mitsui Financial Group, Inc.	36,400	1,341,014
Sumitomo Mitsui Trust Holdings, Inc.	5,500	217,420
Sumitomo Realty & Development Co. Ltd.	3,300	115,355
Sumitomo Rubber Industries Ltd.	13,200	160,843
Sundrug Co. Ltd.	9,400	340,099
Suntory Beverage & Food Ltd.	9,900	412,399
Suzuken Co. Ltd.	800	32,583
Suzuki Motor Corp.	2,500	104,162
Sysmex Corp.	1,100	75,041
T&D Holdings, Inc.	53,700	680,067
Taisei Corp.	8,100	336,471
Taisho Pharmaceutical Holdings Co. Ltd.	1,600	118,250
Takeda Pharmaceutical Co. Ltd.	55,800	2,209,372
TDK Corp.	2,300	259,142
Teijin Ltd.	2,800	52,399

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Terumo Corp.	4,800	$170,651
TIS, Inc.	400	23,497
Tohoku Electric Power Co., Inc.	1,400	13,856
Tokio Marine Holdings, Inc.	7,600	423,909
Tokyo Century Corp.	100	5,330
Tokyo Electron Ltd.	3,100	675,351
Tokyo Gas Co. Ltd.	300	7,285
Tokyu Corp.	1,200	22,196
Tokyu Fudosan Holdings Corp.	2,600	17,937
Topcon Corp.	900	11,649
Toppan Printing Co. Ltd.	2,000	41,318
Toray Industries, Inc.	16,500	111,811
Tosoh Corp.	4,600	70,978
Toyota Boshoku Corp.	1,500	24,120
Toyota Industries Corp.	400	23,051
Toyota Motor Corp.	12,100	852,927
Trend Micro, Inc.	10,100	516,500
Ube Industries Ltd.	32,800	711,196
Unicharm Corp.	2,400	81,224
United Urban Investment Corp., REIT	34	63,747
West Japan Railway Co.	500	43,238
Yakult Honsha Co. Ltd.	2,800	154,322
Yamaguchi Financial Group, Inc.	6,900	46,719
Yamaha Motor Co. Ltd.	14,900	298,754
Yamato Holdings Co. Ltd.	16,500	281,052
Yamato Kogyo Co. Ltd.	400	10,028
Yaskawa Electric Corp.	1,500	56,404
Yokogawa Electric Corp.	2,700	47,516
Z Holdings Corp.	43,300	182,747
Zenkoku Hosho Co. Ltd.	3,700	157,387
Zeon Corp.	7,100	88,354

		49,810,913

Luxembourg — 0.0%
APERAM SA	1,289	41,489
ArcelorMittal SA	6,465	114,205
Eurofins Scientific SE	13	7,210
Reinet Investments SCA	887	17,526
Tenaris SA	4,957	55,986

		236,416

Macau — 0.0%
Sands China Ltd.	7,600	40,681

Malaysia — 0.0%
CIMB Group Holdings Bhd	33,400	42,071
Fraser & Neave Holdings Bhd	2,300	19,588
Genting Bhd	129,500	191,841
Malayan Banking Bhd	18,500	39,117
MISC Bhd	5,100	10,439
Petronas Chemicals Group Bhd	13,500	24,253
Petronas Dagangan Bhd	7,400	41,769
Public Bank Bhd	21,900	104,100
QL Resources Bhd	9,900	19,673
Tenaga Nasional Bhd	37,800	122,544

		615,395

Mexico — 0.1%
Alfa SAB de CV (Class A Stock)	58,384	48,356

COMMON STOCKS (continued)	Shares	Value
Mexico (continued)
America Movil SAB de CV (Class L Stock)	1,014,908	$810,531
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	4,600	6,277
Coca-Cola Femsa SAB de CV, UTS	4,600	27,930
Fomento Economico Mexicano SAB de CV, UTS	1,700	16,034
Grupo Aeroportuario del Centro Norte SAB de CV	3,100	23,210
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	2,300	27,340
Grupo Bimbo SAB de CV (Class A Stock)	14,200	25,873
Grupo Mexico SAB de CV (Class B Stock)	56,300	154,778
Grupo Televisa SAB, UTS	8,000	18,756
Kimberly-Clark de Mexico SAB de CV (Class A Stock)*	13,700	27,266
Megacable Holdings SAB de CV, UTS	4,800	19,659
Orbia Advance Corp. SAB de CV	19,787	42,195

		1,248,205

Netherlands — 0.5%
ABN AMRO Bank NV, 144A, CVA	48,325	880,962
Adyen NV, 144A*	108	88,612
Aegon NV	336,900	1,539,724
Akzo Nobel NV	2,373	241,367
ASM International NV	1,445	162,986
ASML Holding NV	1,183	351,856
ASR Nederland NV	24,419	916,131
EXOR NV	899	69,784
Heineken Holding NV	1,389	134,796
ING Groep NV	38,193	458,933
Koninklijke DSM NV	1,401	182,611
Koninklijke Philips NV	5,781	282,711
Koninklijke Vopak NV	307	16,659
NN Group NV	55,212	2,096,124
Royal Dutch Shell PLC (Class A Stock)	84,023	2,495,120
Royal Dutch Shell PLC (Class B Stock)	46,073	1,371,351
Wolters Kluwer NV	2,556	186,592

		11,476,319

New Zealand — 0.0%
a2 Milk Co. Ltd.*	3,749	37,995
Auckland International Airport Ltd.	4,237	24,939
Fisher & Paykel Healthcare Corp. Ltd.	4,802	71,657
Meridian Energy Ltd.	5,603	18,862
Ryman Healthcare Ltd.	5,082	55,919

		209,372

Norway — 0.0%
Aker BP ASA	2,196	72,095
DNB ASA	3,892	72,754
Equinor ASA	5,903	117,866
Gjensidige Forsikring ASA	418	8,763
Orkla ASA	9,000	91,218
Schibsted ASA (Class A Stock)	1,637	49,455

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Norway (continued)
Telenor ASA	3	$54

		412,205

Philippines — 0.0%
Ayala Corp.	2,120	32,888
Ayala Land, Inc.	92,600	83,076
JG Summit Holdings, Inc.	16,720	26,646
Metropolitan Bank & Trust Co.	21,679	28,401
San Miguel Corp.	3,390	10,970
SM Prime Holdings, Inc.	37,200	30,885
Universal Robina Corp.	6,730	19,266

		232,132

Poland — 0.1%
Bank Polska Kasa Opieki SA	12,093	320,203
Grupa Lotos SA	4,359	96,022
KGHM Polska Miedz SA*	7,344	185,183
PGE Polska Grupa Energetyczna SA*	14,928	31,363
Polski Koncern Naftowy ORLEN SA	18,837	426,245
Polskie Gornictwo Naftowe i Gazownictwo SA	67,080	76,638
Powszechna Kasa Oszczednosci Bank Polski SA	4,099	37,230
Santander Bank Polska SA	431	34,916

		1,207,800

Portugal — 0.0%
EDP – Energias de Portugal SA	11,191	48,498
Galp Energia SGPS SA	4,816	80,715

		129,213

Russia — 0.1%
Alrosa PJSC	27,110	37,005
Gazprom PJSC	110,791	458,267
Inter RAO UES PJSC	315,000	25,366
LUKOIL PJSC	4,098	406,629
Magnit PJSC, GDR	3,113	37,525
Magnitogorsk Iron & Steel Works PJSC	12,600	8,545
MMC Norilsk Nickel PJSC	663	204,821
Mobile TeleSystems PJSC, ADR	1,208	12,261
Novolipetsk Steel PJSC	12,610	29,136
PhosAgro PJSC, GDR	1,268	16,162
Severstal PJSC	1,880	28,544
Surgutneftegas PJSC	62,795	51,355
Tatneft PJSC	16,075	197,956

		1,513,572

Saudi Arabia — 0.0%
Riyad Bank	15	96

Singapore — 0.1%
CapitaLand Mall Trust, REIT	118,700	217,101
DBS Group Holdings Ltd.	9,100	175,261
IGG, Inc.	11,000	8,121
Oversea-Chinese Banking Corp. Ltd.	14,000	114,557
Singapore Technologies Engineering Ltd.	93,600	274,692
Suntec Real Estate Investment Trust, REIT	331,300	453,554

COMMON STOCKS (continued)	Shares	Value
Singapore (continued)
United Overseas Bank Ltd.	5,600	$110,310
Wilmar International Ltd.	87,900	269,476

		1,623,072

South Africa — 0.1%
Absa Group Ltd.	5,183	55,303
Anglo American Platinum Ltd.	7,660	715,229
Anglo American PLC	11,847	337,737
AngloGold Ashanti Ltd.	8,737	198,062
Barloworld Ltd.	1,017	8,181
Bidvest Group Ltd. (The)	4,914	71,880
FirstRand Ltd.	66,905	300,048
Gold Fields Ltd.	12,709	86,804
Impala Platinum Holdings Ltd.*	6,468	66,321
Imperial Logistics Ltd.	2,273	9,494
Investec Ltd.	11,346	67,341
Kumba Iron Ore Ltd.	1,519	45,215
Liberty Holdings Ltd.	3,862	30,458
Momentum Metropolitan Holdings	19,350	30,216
MultiChoice Group*	3,150	26,182
Naspers Ltd. (Class N Stock)	3,039	497,546
Nedbank Group Ltd.	2,390	36,558
Netcare Ltd.	11,742	16,311
Northam Platinum Ltd.*	5,755	50,890
Redefine Properties Ltd., REIT	21,301	11,502
RMB Holdings Ltd.	11,625	66,830
Standard Bank Group Ltd.	35,421	425,517

		3,153,625

South Korea — 0.2%
Celltrion, Inc.*	983	153,109
Doosan Bobcat, Inc.*	866	25,732
Fila Korea Ltd.	504	23,064
Hana Financial Group, Inc.	555	17,661
Hanwha Aerospace Co. Ltd.*	609	18,431
Hanwha Chemical Corp.*	1,701	27,561
Helixmith Co. Ltd.*	170	13,560
Hyundai Engineering & Construction Co. Ltd.	1,145	41,661
Hyundai Mobis Co. Ltd.	585	129,282
Hyundai Motor Co.	1,730	179,608
Hyundai Steel Co.	628	17,022
KB Financial Group, Inc.	2,607	106,948
Kia Motors Corp.	9,760	372,766
Korea Electric Power Corp.*	2,123	51,002
Korea Zinc Co. Ltd.	430	157,730
LG Electronics, Inc.	5,447	338,406
LG Household & Health Care Ltd.	146	158,806
LG Innotek Co. Ltd.	151	18,227
Medy-Tox, Inc.	40	10,416
NAVER Corp.	639	102,856
NH Investment & Securities Co. Ltd.	5,622	61,468
Poongsan Corp.	532	10,898
POSCO	7,295	1,482,373
Samsung Electronics Co. Ltd.	18,073	869,830
Samsung SDS Co. Ltd.	231	38,714
Shinhan Financial Group Co. Ltd.	2,390	89,448
SillaJen, Inc.*	594	7,440

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
South Korea (continued)
SK Innovation Co. Ltd.	872	$113,111

		4,637,130

Spain — 0.2%
Acerinox SA	8,922	100,674
ACS Actividades de Construccion y Servicios SA	11,721	469,819
Aena SME SA, 144A	918	175,953
Amadeus IT Group SA	3,891	318,079
Banco Bilbao Vizcaya Argentaria SA	38,900	217,859
Banco de Sabadell SA	24,974	29,197
Banco Santander SA	88,250	370,122
Bankinter SA	2,214	16,262
CaixaBank SA	31,593	99,379
CIE Automotive SA	477	11,303
Endesa SA	4,667	124,697
Grifols SA	5,378	189,954
Iberdrola SA	40,503	418,236
Industria de Diseno Textil SA	3,781	133,443
Mapfre SA	12,696	33,641
Naturgy Energy Group SA	3,418	86,172
Red Electrica Corp. SA	539	10,854
Repsol SA	8,441	132,349
Telefonica SA	162,806	1,138,431

		4,076,424

Sweden — 0.2%
Assa Abloy AB (Class B Stock)	37,514	876,776
Atlas Copco AB (Class A Stock)	7,259	289,456
Autoliv, Inc.	2,866	241,919
Epiroc AB (Class A Stock)	7,567	92,292
Essity AB (Class B Stock)	1,211	38,930
ICA Gruppen AB	3,209	149,608
Industrivarden AB (Class C Stock)	1,702	41,054
Investor AB (Class B Stock)	14,644	799,252
Kinnevik AB (Class B Stock)	26,209	641,319
L E Lundbergforetagen AB (Class B Stock)	1,344	58,993
Lundin Petroleum AB	1,336	45,404
Skandinaviska Enskilda Banken AB (Class A Stock)	4,943	46,503
SSAB AB (Class A Stock)	4,365	15,311
Svenska Handelsbanken AB (Class A Stock)	6,697	72,088
Swedbank AB (Class A Stock)	2,712	40,345
Volvo AB (Class B Stock)	128,411	2,148,805

		5,598,055

Switzerland — 1.0%
ABB Ltd.	3,187	77,106
Alcon, Inc.*	2,131	120,546
Baloise Holding AG	213	38,517
Bucher Industries AG	423	148,487
Chocoladefabriken Lindt & Spruengli AG-PC	2	15,521
Chocoladefabriken Lindt & Spruengli AG-REG	1	88,205
Cie Financiere Richemont SA	738	58,049

COMMON STOCKS (continued)	Shares	Value
Switzerland (continued)
Clariant AG*	4,076	$90,931
Coca-Cola HBC AG*	294	9,986
Credit Suisse Group AG*	14,523	196,026
EMS-Chemie Holding AG	81	53,239
Flughafen Zurich AG	1,021	184,715
Geberit AG	64	35,904
Givaudan SA	113	353,955
IWG PLC	22,644	130,666
Julius Baer Group Ltd.*	979	50,510
Kuehne + Nagel International AG	754	127,174
LafargeHolcim Ltd.*	39,162	2,174,376
Logitech International SA	20,263	958,490
Lonza Group AG*	257	93,778
Nestle SA	31,303	3,388,657
Novartis AG	46,655	4,425,482
Pargesa Holding SA	2,281	189,741
Partners Group Holding AG	133	122,149
PSP Swiss Property AG	1,300	179,538
Roche Holding AG	16,721	5,425,977
Schindler Holding AG, Part. Cert	312	79,323
SGS SA	75	205,542
Sika AG	848	159,384
Sonova Holding AG	144	32,951
STMicroelectronics NV	735	19,823
Straumann Holding AG	907	891,279
Sunrise Communications Group AG, 144A*	12,386	974,126
Swatch Group AG (The)	169	47,226
Swiss Life Holding AG	203	101,950
Swiss Prime Site AG*	476	55,083
Swiss Re AG	2,537	284,877
UBS Group AG*	38,609	487,503
Vifor Pharma AG	120	21,898
Zurich Insurance Group AG	3,220	1,320,874

		23,419,564

Taiwan — 0.4%
Accton Technology Corp.	5,000	28,114
Asustek Computer, Inc.	4,000	30,884
Cathay Financial Holding Co. Ltd.	251,357	357,057
Chailease Holding Co. Ltd.	3,090	14,239
China Development Financial Holding Corp.	42,000	13,641
China Life Insurance Co. Ltd.*	24,580	21,005
Compeq Manufacturing Co. Ltd.	17,000	25,676
CTBC Financial Holding Co. Ltd.	721,680	539,653
Elan Microelectronics Corp.	6,000	18,324
Formosa Petrochemical Corp.	44,000	143,098
Fubon Financial Holding Co. Ltd.	248,000	384,115
Hon Hai Precision Industry Co. Ltd.	203,000	617,506
Largan Precision Co. Ltd.	5,000	837,284
Lite-On Technology Corp.	30,189	49,652
MediaTek, Inc.	91,000	1,350,361
Novatek Microelectronics Corp.	4,000	29,282
Quanta Computer, Inc.	92,000	197,624
Radiant Opto-Electronics Corp.	43,000	172,498
Realtek Semiconductor Corp.	59,000	464,156
Sercomm Corp.	6,000	15,593
Simplo Technology Co. Ltd.	2,400	24,336

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Taiwan (continued)
Sitronix Technology Corp.	4,000	$22,425
Taiwan Semiconductor Manufacturing Co. Ltd.	340,000	3,774,634
TPK Holding Co. Ltd.*	6,000	11,440
Tripod Technology Corp.	4,000	16,813
Unimicron Technology Corp.	34,000	47,889
Uni-President Enterprises Corp.	321,000	794,387
United Microelectronics Corp.	28,000	15,387
WPG Holdings Ltd.	33,120	43,198
Yuanta Financial Holding Co. Ltd.	461,000	310,576

		10,370,847

Thailand — 0.0%
Advanced Info Service PCL, NVDR	10,400	73,882
B Grimm Power PCL	7,200	12,576
B Grimm Power PCL, NVDR	7,200	12,652
Berli Jucker PCL, NVDR	181,600	254,305
CK Power PCL, NVDR	99,600	16,467
CP ALL PCL, NVDR	85,800	206,858
Gulf Energy Development PCL	4,900	27,080
Gulf Energy Development PCL, NVDR	1,800	9,984
Home Product Center PCL, NVDR	91,600	48,840
Ratch Group PCL, NVDR	16,100	36,921
Siam Commercial Bank PCL (The), NVDR	5,600	22,792
Thanachart Capital PCL, NVDR	8,300	14,819

		737,176

Turkey — 0.1%
Akbank T.A.S.*	202,666	276,934
Enerjisa Enerji A/S, 144A	4,206	5,230
Eregli Demir ve Celik Fabrikalari TAS	40,059	60,941
Haci Omer Sabanci Holding A/S	47,687	76,615
KOC Holding A/S	26,135	89,420
Koza Anadolu Metal Madencilik Isletmeleri A/S*	6,633	11,211
Pegasus Hava Tasimaciligi A/S*	2,304	33,514
TAV Havalimanlari Holding A/S	7,514	36,933
Tekfen Holding A/S	58,216	189,559
Trakya Cam Sanayii A/S	23,395	13,787
Tupras Turkiye Petrol Rafinerileri A/S	3,289	70,245
Turk Telekomunikasyon A/S*	8,992	11,159
Turkiye Garanti Bankasi A/S*	369,471	693,418
Turkiye Is Bankasi A/S (Class C Stock)*	116,500	125,738
Yapi ve Kredi Bankasi A/S*	26,856	11,213

		1,705,917

United Arab Emirates — 0.0%
NMC Health PLC	411	9,636

United Kingdom — 1.3%
3i Group PLC	5,202	75,833
Admiral Group PLC	827	25,292
Arrow Global Group PLC	3,991	13,587
Ashtead Group PLC	7,056	225,975
Associated British Foods PLC	2,728	94,250
AstraZeneca PLC	14,791	1,492,515
Auto Trader Group PLC, 144A	82,391	649,860

COMMON STOCKS (continued)	Shares	Value
United Kingdom (continued)
Aviva PLC	19,117	$106,641
Barclays PLC	75,383	179,941
Bellway PLC	2,259	113,997
boohoo Group PLC*	20,273	80,052
BP PLC	171,374	1,074,705
British American Tobacco PLC	61,506	2,635,901
British Land Co. PLC (The), REIT	7,292	62,059
Britvic PLC	1,753	21,049
Centrica PLC	305,491	361,613
CK Hutchison Holdings Ltd.	99,500	949,554
Close Brothers Group PLC	5	106
Coca-Cola European Partners PLC	10,801	549,555
Compass Group PLC	72,852	1,827,950
DCC PLC	1,541	133,810
Dechra Pharmaceuticals PLC	2,671	103,011
Diageo PLC	46,428	1,972,602
Direct Line Insurance Group PLC	15,249	63,220
Experian PLC	71,133	2,405,287
Fiat Chrysler Automobiles NV	2,098	30,787
GlaxoSmithKline PLC	155,174	3,660,236
Greggs PLC	5,343	162,845
Halma PLC	5,829	164,309
Hargreaves Lansdown PLC	1,244	32,039
HomeServe PLC	20,841	349,114
Howden Joinery Group PLC	4,449	39,673
HSBC Holdings PLC	234,243	1,839,853
IG Group Holdings PLC	46,722	430,434
Imperial Brands PLC	15,711	391,316
J Sainsbury PLC	187,913	572,707
JD Sports Fashion PLC	13,206	147,398
John Wood Group PLC	6,828	36,178
Johnson Matthey PLC	967	38,660
Land Securities Group PLC, REIT	3,080	40,482
Legal & General Group PLC	27,777	112,359
Liberty Global PLC (Class C Stock)*	5,299	115,492
Linde PLC	5,514	1,173,931
Lloyds Banking Group PLC	30,417	25,251
London Stock Exchange Group PLC	1,579	162,579
M&G PLC*	11,181	35,270
Man Group PLC	56,388	118,324
Moneysupermarket.com Group PLC	70,948	311,073
National Grid PLC	11,413	143,152
Petrofac Ltd.	22,152	112,481
Reckitt Benckiser Group PLC	3,635	295,169
RELX PLC	13,612	343,774
Rentokil Initial PLC	3,236	19,450
Rightmove PLC	20,078	169,024
Rolls-Royce Holdings PLC*	1,019	9,246
Rolls-Royce Holdings PLC*	551,632	731
Rotork PLC	4,653	20,648
Royal Bank of Scotland Group PLC	21,147	67,421
Royal Mail PLC	21,838	65,464
RSA Insurance Group PLC	14,806	111,064
Sage Group PLC (The)	6,170	61,199
Schroders PLC	879	38,909
Segro PLC, REIT	7,932	94,500
Smith & Nephew PLC	4,371	106,455
SSP Group PLC	27,527	238,212
St. James’s Place PLC	2,321	35,937

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United Kingdom (continued)
Standard Chartered PLC	12,208	$115,293
Standard Life Aberdeen PLC	10,629	46,335
Subsea 7 SA	15,098	182,677
TechnipFMC PLC	11,902	255,179
Tesco PLC	50,137	169,656
Unilever NV	12,671	729,670
Unilever PLC	16,072	929,850
Vodafone Group PLC	863,004	1,682,719
WH Smith PLC	1,036	35,685
Wm Morrison Supermarkets PLC	371,753	983,858

		32,272,433

United States — 19.7%
3M Co.	2,214	390,594
Abbott Laboratories	16,134	1,401,399
AbbVie, Inc.	32,657	2,891,451
ABIOMED, Inc.*	120	20,471
Accenture PLC (Class A Stock)	5,769	1,214,778
Activision Blizzard, Inc.	6,908	410,473
Adobe, Inc.*	8,617	2,841,973
Advance Auto Parts, Inc.	3,355	537,337
Advanced Micro Devices, Inc.*(a)	1,600	73,376
AECOM*	2,912	125,595
Affiliated Managers Group, Inc.	3,179	269,388
Aflac, Inc.	11,245	594,861
AGCO Corp.	4,396	339,591
Agilent Technologies, Inc.	763	65,092
Air Products & Chemicals, Inc.	5,791	1,360,827
Akamai Technologies, Inc.*	164	14,166
Alaska Air Group, Inc.(a)	1,582	107,181
Albemarle Corp.(a)	4,501	328,753
Alcoa Corp.*	15,900	342,009
Alexion Pharmaceuticals, Inc.*	3,897	421,461
Align Technology, Inc.*	375	104,640
Allegion PLC	17,508	2,180,446
Allergan PLC	6,027	1,152,182
Alliance Data Systems Corp.	242	27,152
Alliant Energy Corp.	12,882	704,903
Allstate Corp. (The)	16,413	1,845,642
Ally Financial, Inc.	26,295	803,575
Alnylam Pharmaceuticals, Inc.*	719	82,807
Alphabet, Inc. (Class A Stock)*	5,273	7,062,603
Alphabet, Inc. (Class C Stock)*	5,498	7,350,936
Altria Group, Inc.	44,430	2,217,501
Amazon.com, Inc.*	8,274	15,289,028
AMC Networks, Inc. (Class A Stock)*(a)	8,926	352,577
AMERCO	136	51,112
Ameren Corp.	18,227	1,399,834
American Airlines Group, Inc.(a)	49,280	1,413,350
American Electric Power Co., Inc.	2,390	225,879
American Express Co.	17,041	2,121,434
American International Group, Inc.	9,606	493,076
American Tower Corp., REIT	2,499	574,320
American Water Works Co., Inc.	13,307	1,634,765
Ameriprise Financial, Inc.	623	103,779
AmerisourceBergen Corp.	6,779	576,351
AMETEK, Inc.	14,708	1,466,976
Amgen, Inc.	10,278	2,477,717

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Analog Devices, Inc.	993	$118,008
ANSYS, Inc.*	53	13,643
Anthem, Inc.	7,361	2,223,243
Aon PLC	1,888	393,252
Apache Corp.	4,530	115,923
Apple, Inc.	75,739	22,240,757
Applied Materials, Inc.	24,769	1,511,900
Aptiv PLC	5,314	504,671
Arch Capital Group Ltd.*	325	13,939
Arconic, Inc.	9,219	283,669
Arthur J Gallagher & Co.	8,232	783,933
Assurant, Inc.	165	21,628
AT&T, Inc.	66,071	2,582,055
Athene Holding Ltd. (Class A Stock)*	1,739	81,785
Atmos Energy Corp.	829	92,732
Autodesk, Inc.*	758	139,063
Automatic Data Processing, Inc.	18,601	3,171,471
AutoNation, Inc.*	1,036	50,381
AutoZone, Inc.*	858	1,022,144
AvalonBay Communities, Inc., REIT	347	72,766
Avnet, Inc.	3,438	145,909
AXA Equitable Holdings, Inc.	7,214	178,763
Axalta Coating Systems Ltd.*	5,718	173,827
Baker Hughes Co.	9,602	246,099
Ball Corp.	3,508	226,862
Bank of America Corp.	142,171	5,007,263
Bank of New York Mellon Corp. (The)	15,418	775,988
Bank OZK	1,388	42,341
Bausch Health Cos., Inc. (NYSE)*	21,303	637,386
Bausch Health Cos., Inc. (XTSE)*	3,160	94,590
Baxter International, Inc.	5,182	433,319
Becton, Dickinson & Co.	1,451	394,628
Berkshire Hathaway, Inc. (Class B Stock)*	25,159	5,698,514
Best Buy Co., Inc.	9,393	824,705
Biogen, Inc.*	3,547	1,052,501
BioMarin Pharmaceutical, Inc.*	636	53,774
Black Knight, Inc.*	1,018	65,641
Blackstone Group, Inc. (The) (Class A Stock)	3,706	207,314
Boeing Co. (The)	8,542	2,782,642
Booking Holdings, Inc.*	465	954,984
BorgWarner, Inc.	5,115	221,889
Boston Properties, Inc., REIT	4,082	562,745
Boston Scientific Corp.*	7,606	343,943
Boyd Gaming Corp.(a)	6,951	208,113
Brandywine Realty Trust, REIT	10,711	168,698
Bristol-Myers Squibb Co.	66,169	4,247,388
Broadcom, Inc.	1,326	419,043
Broadridge Financial Solutions, Inc.	6,857	847,114
Brown & Brown, Inc.	4,739	187,096
Brown-Forman Corp. (Class B Stock)(a)	4,385	296,426
BRP, Inc.	270	12,301
C.H. Robinson Worldwide, Inc.(a)	8,202	641,396
Cabot Oil & Gas Corp.	5,323	92,673
Cadence Design Systems, Inc.*	2,097	145,448
Camden Property Trust, REIT	679	72,042
Capital One Financial Corp.	14,874	1,530,683

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Cardinal Health, Inc.	740	$37,429
Cargurus, Inc.*	3	106
Carlisle Cos., Inc.	660	106,814
CarMax, Inc.*	7,039	617,109
Carnival Corp.(a)	5,002	254,252
Cboe Global Markets, Inc.	386	46,320
CBRE Group, Inc. (Class A Stock)*	1,509	92,487
CDW Corp.	11,235	1,604,807
Celanese Corp.	4,075	501,714
Centene Corp.*	307	19,301
CenturyLink, Inc.	23,800	314,398
Cerner Corp.	753	55,263
CF Industries Holdings, Inc.	7,253	346,258
Charles Schwab Corp. (The)	30,470	1,449,153
Chevron Corp.	16,986	2,046,983
Chipotle Mexican Grill, Inc.*	175	146,494
Choice Hotels International, Inc.(a)	11,495	1,188,928
Chubb Ltd.	512	79,698
Church & Dwight Co., Inc.	17,793	1,251,560
Ciena Corp.*	5,141	219,469
Cigna Corp.	4,322	883,806
Cincinnati Financial Corp.	7,906	831,316
Cinemark Holdings, Inc.	7,453	252,284
Cintas Corp.	1,573	423,263
Cirrus Logic, Inc.*	10,421	858,795
Cisco Systems, Inc.	38,161	1,830,202
CIT Group, Inc.	11,703	534,008
Citigroup, Inc.	14,496	1,158,085
Citizens Financial Group, Inc.	5,189	210,725
Clear Channel Outdoor Holdings, Inc.*	103,459	295,893
Clorox Co. (The)	633	97,191
CME Group, Inc.	7,857	1,577,057
Coca-Cola Co. (The)	62,787	3,475,260
Cognizant Technology Solutions Corp. (Class A Stock)	4,132	256,267
Colgate-Palmolive Co.	4,403	303,103
Comcast Corp. (Class A Stock)	36,162	1,626,205
Comerica, Inc.	1,040	74,620
Concho Resources, Inc.	2,733	239,329
ConocoPhillips	23,634	1,536,919
Consolidated Edison, Inc.	11,861	1,073,065
Constellation Brands, Inc. (Class A Stock)	2,711	514,412
Constellium SE*	62,367	835,718
Continental Resources, Inc.	13,203	452,863
Cooper Cos., Inc. (The)	42	13,494
Copart, Inc.*	3,086	280,641
Corteva, Inc.	11,145	329,446
CoStar Group, Inc.*	101	60,428
Costco Wholesale Corp.	18,517	5,442,517
Coty, Inc. (Class A Stock)	4,431	49,849
Crown Castle International Corp., REIT	2,045	290,697
CSX Corp.	13,219	956,527
Cullen/Frost Bankers, Inc.(a)	2,434	237,997
Cummins, Inc.	1,737	310,854
Curtiss-Wright Corp.	997	140,467
CVS Health Corp.	33,252	2,470,291
D.R. Horton, Inc.	16,031	845,635
Dana, Inc.	5,852	106,506

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Danaher Corp.	5,534	$849,358
Darden Restaurants, Inc.(a)	11,588	1,263,208
DaVita, Inc.*	335	25,135
Deere & Co.	3,884	672,942
Dell Technologies, Inc. (Class C Stock)*	2,774	142,556
Delta Air Lines, Inc.	42,254	2,471,014
DENTSPLY SIRONA, Inc.	125	7,074
Devon Energy Corp.	8,580	222,823
DexCom, Inc.*	2,690	588,411
Diamondback Energy, Inc.	2,070	192,220
Digital Realty Trust, Inc., REIT	638	76,394
Discover Financial Services	1,643	139,359
Discovery, Inc. (Class A Stock)*(a)	18,862	617,542
Discovery, Inc. (Class C Stock)*	22	671
Dollar General Corp.	9,198	1,434,704
Dominion Energy, Inc.	4,371	362,006
Domtar Corp.	15,927	609,048
Dow, Inc.	9,405	514,736
Dropbox, Inc. (Class A Stock)*	6,914	123,830
DTE Energy Co.	14,341	1,862,466
Duke Energy Corp.(a)	1,215	110,820
Dunkin’ Brands Group, Inc.	710	53,633
DuPont de Nemours, Inc.	10,830	695,286
DXC Technology Co.	1,211	45,521
E*TRADE Financial Corp.	595	26,995
East West Bancorp, Inc.	5,502	267,947
Eastman Chemical Co.	2,290	181,505
eBay, Inc.	1,144	41,310
Ecolab, Inc.	10,435	2,013,851
Edison International	4,551	343,191
Edwards Lifesciences Corp.*	7,401	1,726,579
Elanco Animal Health, Inc.*	9,282	273,355
Electronic Arts, Inc.*	5,155	554,214
Element Solutions, Inc.*	103,807	1,212,466
Eli Lilly & Co.	11,982	1,574,794
EMCOR Group, Inc.	320	27,616
EOG Resources, Inc.	24,005	2,010,659
Equinix, Inc., REIT	439	256,244
Equity Residential, REIT	10,394	841,082
Essent Group Ltd.	3,991	207,492
Essex Property Trust, Inc., REIT	288	86,648
Estee Lauder Cos., Inc. (The) (Class A Stock)	11,632	2,402,473
Evercore, Inc. (Class A Stock)	2,387	178,452
Exact Sciences Corp.*	845	78,146
Exelon Corp.	8,252	376,209
Expedia Group, Inc.	859	92,892
Expeditors International of Washington, Inc.	3,675	286,724
Extended Stay America, Inc., UTS	21,515	319,713
Exxon Mobil Corp.	102,344	7,141,564
Facebook, Inc. (Class A Stock)*	43,886	9,007,602
FactSet Research Systems, Inc.	4,171	1,119,079
FedEx Corp.	8,178	1,236,595
Ferguson PLC	1,142	103,779
Fidelity National Information Services, Inc.	5,392	749,973
First American Financial Corp.	14,319	835,084

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United States (continued)
First Horizon National Corp.	17,268	$285,958
Fiserv, Inc.*	4,794	554,330
FleetCor Technologies, Inc.*	150	43,158
Fluor Corp.	15,411	290,960
FMC Corp.	1,490	148,732
Ford Motor Co.	118,832	1,105,138
Fortinet, Inc.*	315	33,629
Fox Corp. (Class A Stock)	2,346	86,966
Fox Corp. (Class B Stock)	1,145	41,678
Franklin Resources, Inc.	814	21,148
Gaming & Leisure Properties, Inc., REIT	10,260	441,693
Gartner, Inc.*	106	16,335
GATX Corp.(a)	10,146	840,596
General Dynamics Corp.	1,921	338,768
General Mills, Inc.	629	33,689
General Motors Co.	41,427	1,516,228
Gilead Sciences, Inc.	62,308	4,048,774
Global Payments, Inc.	2,149	392,321
Globe Life, Inc.	7,841	825,265
GoDaddy, Inc. (Class A Stock)*	7,722	524,478
Goldman Sachs Group, Inc. (The)	2,108	484,692
Goodyear Tire & Rubber Co. (The)	21,950	341,432
Grubhub, Inc.*(a)	1,180	57,395
H&R Block, Inc.(a)	18,664	438,231
Halliburton Co.	11,596	283,754
Harley-Davidson, Inc.	2,715	100,971
Hartford Financial Services Group, Inc. (The)	3,064	186,199
HCA Healthcare, Inc.	1,738	256,894
HEICO Corp.(a)	2,512	286,745
HEICO Corp. (Class A Stock)	2,075	185,775
Hershey Co. (The)	14,935	2,195,146
Hess Corp.	3,405	227,488
Hexcel Corp.	3,150	230,927
Hologic, Inc.*	13,692	714,859
Home Depot, Inc. (The)	33,855	7,393,255
Honeywell International, Inc.	8,978	1,589,106
Hormel Foods Corp.(a)	9,277	418,485
Host Hotels & Resorts, Inc., REIT	22,679	420,695
HP, Inc.	15,794	324,567
Hubbell, Inc.	5,718	845,235
Humana, Inc.	1,950	714,714
Huntington Ingalls Industries, Inc.	388	97,341
IAC/InterActiveCorp*	347	86,441
IDEX Corp.	4,765	819,580
IDEXX Laboratories, Inc.*	2,989	780,518
IHS Markit Ltd.*	3,626	273,219
Illinois Tool Works, Inc.	787	141,369
Illumina, Inc.*	957	317,475
Incyte Corp.*	4,142	361,679
Ingersoll-Rand PLC	2,224	295,614
Insulet Corp.*	168	28,762
Intel Corp.	67,358	4,031,376
Intercontinental Exchange, Inc.	23,851	2,207,410
International Business Machines Corp.	9,490	1,272,040
International Flavors & Fragrances, Inc.(a)	3,613	466,149
International Flavors & Fragrances, Inc.	—	18

COMMON STOCKS (continued)	Shares	Value
United States (continued)
International Game Technology PLC	6,079	$91,003
Interpublic Group of Cos., Inc. (The)	57,103	1,319,079
Intuit, Inc.	10,001	2,619,562
Intuitive Surgical, Inc.*	644	380,701
Invesco Ltd.	6,523	117,284
Invitation Homes, Inc., REIT	23,930	717,182
Ionis Pharmaceuticals, Inc.*	847	51,167
IPG Photonics Corp.*	578	83,764
IQVIA Holdings, Inc.*	538	83,126
J.B. Hunt Transport Services, Inc.(a)	673	78,593
Jack Henry & Associates, Inc.	4,997	727,913
Jacobs Engineering Group, Inc.	34,474	3,096,799
James Hardie Industries PLC, CDI	23,378	457,191
Jazz Pharmaceuticals PLC*	1,476	220,337
JBS SA	99,377	637,365
Johnson & Johnson	58,653	8,555,713
Jones Lang LaSalle, Inc.	104	18,105
JPMorgan Chase & Co.	48,279	6,730,093
KeyCorp	2,124	42,990
Kimberly-Clark Corp.	2,494	343,050
Kinder Morgan, Inc.	17,647	373,587
KKR & Co., Inc. (Class A Stock)	1,760	51,339
Kroger Co. (The)	18,793	544,809
L3Harris Technologies, Inc.	3,080	609,440
Laboratory Corp. of America Holdings*	201	34,003
Lam Research Corp.	4,524	1,322,818
Lamar Advertising Co. (Class A Stock), REIT	11,339	1,012,119
Landstar System, Inc.	5,296	603,056
Lear Corp.	80	10,976
Leidos Holdings, Inc.	1,044	102,197
Lennar Corp. (Class A Stock)	2,329	129,935
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	927	44,811
Lincoln National Corp.	5,769	340,429
Live Nation Entertainment, Inc.*	6,950	496,717
Lockheed Martin Corp.	12,307	4,792,100
Lowe’s Cos., Inc.	18,103	2,168,015
Lululemon Athletica, Inc.*	1,898	439,710
Lyft, Inc. (Class A Stock)*	1,229	52,872
LyondellBasell Industries NV (Class A Stock)	6,493	613,459
Manhattan Associates, Inc.*	1,924	153,439
Marathon Oil Corp.	22,411	304,341
Marathon Petroleum Corp.	25,543	1,538,966
Markel Corp.*	22	25,150
MarketAxess Holdings, Inc.	203	76,959
Marsh & McLennan Cos., Inc.	6,738	750,681
Martin Marietta Materials, Inc.	932	260,624
MasTec, Inc.*(a)	7,118	456,691
Mastercard, Inc. (Class A Stock)	24,741	7,387,415
McDonald’s Corp.	8,994	1,777,304
McKesson Corp.	2,677	370,283
Medtronic PLC	15,636	1,773,904
Merck & Co., Inc.	64,266	5,844,993
MetLife, Inc.	30,958	1,577,929
Mettler-Toledo International, Inc.*	76	60,289
Micron Technology, Inc.*	9,472	509,404
Microsoft Corp.	127,698	20,137,975

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Molson Coors Brewing Co. (Class B Stock)	6,070	$327,173
Mondelez International, Inc. (Class A Stock)	1,605	88,403
Monster Beverage Corp.*	16,619	1,056,137
Moody’s Corp.	4,513	1,071,431
Morgan Stanley	49,843	2,547,974
Mosaic Co. (The)	17,447	377,553
MSCI, Inc.	411	106,112
Mylan NV*	33,166	666,637
Nasdaq, Inc.	913	97,782
National Instruments Corp.	13,395	567,144
National Oilwell Varco, Inc.	6,472	162,124
National Retail Properties, Inc., REIT	5,193	278,449
Netflix, Inc.*	2,190	708,618
Neurocrine Biosciences, Inc.*	392	42,136
NextEra Energy, Inc.	3,251	787,262
NIKE, Inc. (Class B Stock)	26,891	2,724,327
Noble Energy, Inc.	6,277	155,921
Norfolk Southern Corp.	1,434	278,382
Northern Trust Corp.	1,132	120,264
Northrop Grumman Corp.	4,909	1,688,549
Nucor Corp.	25,523	1,436,434
NVIDIA Corp.	8,614	2,026,874
NVR, Inc.*	13	49,509
Occidental Petroleum Corp.	7,362	303,388
Okta, Inc.*(a)	732	84,451
Old Dominion Freight Line, Inc.	2,159	409,735
ONEOK, Inc.	1,518	114,867
Oracle Corp.	12,376	655,680
O’Reilly Automotive, Inc.*	2,882	1,263,065
Oshkosh Corp.	14,470	1,369,586
PACCAR, Inc.	36,442	2,882,562
Packaging Corp. of America	1,004	112,438
PacWest Bancorp	937	35,859
Park Hotels & Resorts, Inc., REIT	38,463	995,038
Patterson-UTI Energy, Inc.	15,476	162,498
Paychex, Inc.	28,995	2,466,315
Paycom Software, Inc.*	165	43,685
Paylocity Holding Corp.*	3,174	383,483
PayPal Holdings, Inc.*	11,087	1,199,281
Penn National Gaming, Inc.*	9,294	237,555
PepsiCo, Inc.	29,131	3,981,334
Performance Food Group Co.*	6,372	328,031
Perrigo Co. PLC(a)	4,046	209,016
Pfizer, Inc.	109,719	4,298,790
Philip Morris International, Inc.	25,606	2,178,815
Phillips 66	5,229	582,563
Pinnacle West Capital Corp.	4,171	375,098
Pinterest, Inc. (Class A Stock)*	10,779	200,921
Pioneer Natural Resources Co.	1,947	294,717
Pool Corp.	197	41,839
PPG Industries, Inc.	4,185	558,656
PPL Corp.	856	30,713
Principal Financial Group, Inc.	2,145	117,975
Procter & Gamble Co. (The)	47,995	5,994,576
Progressive Corp. (The)	9,013	652,451
Prologis, Inc., REIT	7,696	686,021
Public Storage, REIT	601	127,989

COMMON STOCKS (continued)	Shares	Value
United States (continued)
PulteGroup, Inc.	1,032	$40,042
QIAGEN NV*	1,659	56,739
QUALCOMM, Inc.	11,300	996,999
Qurate Retail, Inc. (Class A Stock)*	5,317	44,822
Ralph Lauren Corp.	2,756	323,058
Raymond James Financial, Inc.	326	29,164
Raytheon Co.	8,202	1,802,307
Realty Income Corp., REIT	359	26,433
Regency Centers Corp., REIT	749	47,254
Regeneron Pharmaceuticals, Inc.*	3,314	1,244,341
Regions Financial Corp.	4,743	81,390
Reliance Steel & Aluminum Co.	2,812	336,765
Republic Services, Inc.	671	60,142
Resideo Technologies, Inc.*	5,622	67,070
ResMed, Inc.	419	64,932
RingCentral, Inc. (Class A Stock)*	531	89,564
RLJ Lodging Trust, REIT	29,486	522,492
Robert Half International, Inc.	12,339	779,208
Roper Technologies, Inc.	3,065	1,085,715
Ross Stores, Inc.	2,685	312,588
RPM International, Inc.	2,968	227,824
S&P Global, Inc.	9,533	2,602,986
salesforce.com, Inc.*	19,340	3,145,458
Sarepta Therapeutics, Inc.*(a)	479	61,810
SBA Communications Corp., REIT	256	61,693
Scotts Miracle-Gro Co. (The)	585	62,115
Seattle Genetics, Inc.*	826	94,379
SEI Investments Co.	757	49,568
ServiceNow, Inc.*(a)	6,819	1,925,140
Sherwin-Williams Co. (The)	3,914	2,283,976
Simon Property Group, Inc., REIT	14,448	2,152,174
Sirius XM Holdings, Inc.(a)	198,301	1,417,852
Skyworks Solutions, Inc.	3,231	390,563
Snap, Inc. (Class A Stock)*	11,580	189,101
Snap-on, Inc.	2,997	507,692
Southwest Airlines Co.	41,696	2,250,750
Southwest Gas Holdings, Inc.	3,742	284,280
Spirit AeroSystems Holdings, Inc. (Class A Stock)	1,132	82,500
Splunk, Inc.*	668	100,046
Spotify Technology SA*	1,205	180,208
Sprint Corp.*	95,085	495,393
Square, Inc. (Class A Stock)*	2,933	183,488
Starbucks Corp.	2,321	204,062
State Street Corp.	2,299	181,851
Steel Dynamics, Inc.	31,388	1,068,448
Stryker Corp.	16,937	3,555,754
Synchrony Financial	2,431	87,540
Synovus Financial Corp.	626	24,539
Sysco Corp.	8,088	691,848
T. Rowe Price Group, Inc.	1,322	161,072
Take-Two Interactive Software, Inc.*	4,744	580,808
Target Corp.	5,098	653,615
TD Ameritrade Holding Corp.	11,002	546,799
Teledyne Technologies, Inc.*	3,684	1,276,653
Teleflex, Inc.	110	41,408
Telephone & Data Systems, Inc.	21,216	539,523
Tesla, Inc.*(a)	3,544	1,482,562
Texas Instruments, Inc.	9,187	1,178,600

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Texas Roadhouse, Inc.	5,549	$312,520
Textron, Inc.	1,626	72,520
Thermo Fisher Scientific, Inc.	4,570	1,484,656
T-Mobile US, Inc.*	12,392	971,781
TransDigm Group, Inc.	693	388,080
Transocean Ltd.*(a)	49,913	343,401
Travelers Cos., Inc. (The)	3,697	506,304
TripAdvisor, Inc.	7,941	241,248
Truist Financial Corp.	13,928	784,425
Twilio, Inc. (Class A Stock)*	695	68,305
Twitter, Inc.*	15,212	487,545
Tyler Technologies, Inc.*	112	33,602
Tyson Foods, Inc. (Class A Stock)	410	37,326
U.S. Bancorp	21,960	1,302,008
Uber Technologies, Inc.*	3,150	93,681
UCI International Holdings, Inc.^*	30,714	706,422
UDR, Inc., REIT	882	41,189
Under Armour, Inc. (Class C Stock)*	1,904	36,519
Union Pacific Corp.	5,449	985,125
United Airlines Holdings, Inc.*	26,384	2,324,167
United Parcel Service, Inc. (Class B Stock)	19,027	2,227,301
United States Cellular Corp.*	12,561	455,085
United Technologies Corp.	4,292	642,770
United Therapeutics Corp.*	2,267	199,677
UnitedHealth Group, Inc.	12,806	3,764,708
Universal Health Services, Inc. (Class B Stock)	103	14,776
Unum Group	19,820	577,951
Valero Energy Corp.	10,502	983,512
Varian Medical Systems, Inc.*	224	31,810
Veeva Systems, Inc. (Class A Stock)*	5,352	752,812
Ventas, Inc., REIT	937	54,102
VeriSign, Inc.*	289	55,685
Verizon Communications, Inc.	60,241	3,698,797
Vertex Pharmaceuticals, Inc.*	7,609	1,665,991
Visa, Inc. (Class A Stock)(a)	26,768	5,029,707
Vistra Energy Corp.	1,802	41,428
VMware, Inc. (Class A Stock)*	104	15,786
Voya Financial, Inc.	289	17,623
Vulcan Materials Co.	1,594	229,520
W.R. Berkley Corp.	2,340	161,694
Walgreens Boots Alliance, Inc.	12,453	734,229
Walmart, Inc.	31,237	3,712,205
Walt Disney Co. (The)	14,918	2,157,590
Waters Corp.*(a)	93	21,729
Watsco, Inc.	224	40,354
Wayfair, Inc. (Class A Stock)*	917	82,869
WellCare Health Plans, Inc.*	530	175,011
Wells Fargo & Co.	61,143	3,289,493
Welltower, Inc., REIT	1,181	96,582
Westinghouse Air Brake Technologies Corp.	3,974	309,177
Westlake Chemical Corp.	1,557	109,224
Westrock Co.	10,825	464,501
Weyerhaeuser Co., REIT	2,182	65,896
Williams Cos., Inc. (The)	33,467	793,837
Willis Towers Watson PLC	2,117	427,507
Workday, Inc. (Class A Stock)*	4,932	811,067

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Xcel Energy, Inc.	42,756	$2,714,578
XPO Logistics, Inc.*	6,862	546,901
Xylem, Inc.	373	29,389
Yelp, Inc.*	5,107	177,877
Zillow Group, Inc. (Class C Stock)*	517	23,751
Zimmer Biomet Holdings, Inc.	825	123,486
Zions Bancorp NA(a)	2,825	146,674
Zoetis, Inc.	19,595	2,593,398
Zynga, Inc. (Class A Stock)*	46,039	281,759

		485,938,728

TOTAL COMMON STOCKS (cost $713,553,806)		778,857,067

PREFERRED STOCKS — 0.2%
Brazil — 0.1%
Banco Bradesco SA (PRFC)	137,480	1,236,148
Cia Paranaense de Energia (PRFC)	1,200	20,604
Gerdau SA (PRFC)	4,100	20,384
Itau Unibanco Holding SA (PRFC)	149,257	1,376,547
Itausa – Investimentos Itau SA (PRFC)	6	21
Metalurgica Gerdau SA, (PRFC)	11,400	26,299
Petroleo Brasileiro SA (PRFC)	4,300	32,260

		2,712,263

Colombia — 0.0%
Bancolombia SA (PRFC)	1,129	15,730

Germany — 0.1%
Bayerische Motoren Werke AG (PRFC)	328	20,293
FUCHS PETROLUB SE (PRFC)	459	22,843
Henkel AG & Co. KGaA (PRFC)	2,808	291,573
Porsche Automobil Holding SE (PRFC)	260	19,488
Sartorius AG (PRFC)	2,544	547,570
Volkswagen AG (PRFC)	476	94,487

		996,254

Russia — 0.0%
Surgutneftegas PJSC (PRFC)	60,895	37,350

South Korea — 0.0%
Samsung Electronics Co. Ltd. (PRFC)	3,375	132,033

United States — 0.0%
GMAC Capital Trust I, Series 2, 7.695%	13,875	361,444

TOTAL PREFERRED STOCKS (cost $4,163,236)		4,255,074

	Units

RIGHTS* — 0.0%
China — 0.0%
Legend Holdings Corp.^	1,076	—

Spain — 0.0%
Repsol SA, expiring 01/10/20	8,441	4,005

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

RIGHTS* (continued)	Units	Value
United States — 0.0%
Bristol-Myers Squibb Co., CVR, expiring 12/31/20	11,709	$35,244

TOTAL RIGHTS (cost $30,917)		39,249

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 5.0%
Cayman Islands — 0.1%
AIMCO CLO,
Series 2017-AA, Class C, 144A, 3 Month LIBOR + 2.450%
4.416%(c)	07/20/29	250	246,254
Allegro CLO Ltd.,
Series 2014-01RA, Class B, 144A, 3 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
4.116%(c)	10/21/28	250	245,448
Apidos CLO,
Series 2013-15A, Class DRR, 144A, 3 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)
4.666%(c)	04/20/31	250	237,185
Carlyle Global Market Strategies CLO Ltd.,
Series 2016-01A, Class BR, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
3.816%(c)	04/20/27	250	244,292
Carlyle US CLO Ltd.,
Series 2016-04A, Class BR, 144A, 3 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
4.066%(c)	10/20/27	250	239,728
CBAM Ltd.,
Series 2017-02A, Class C1, 144A, 3 Month LIBOR + 2.400% (Cap N/A, Floor 0.000%)
4.402%(c)	10/17/29	250	245,764
CIFC Funding Ltd.,
Series 2014-04RA, Class B, 144A, 3 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)
4.202%(c)	10/17/30	250	244,673
Neuberger Berman CLO Ltd.,
Series 2016-23A, Class CR, 144A, 3 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
4.152%(c)	10/17/27	250	244,472
Palmer Square CLO Ltd.,
Series 2015-01A, Class BR2, 144A, 3 Month LIBOR + 2.250% (Cap N/A, Floor 0.000%)
4.145%(c)	05/21/29	250	247,197
Rockford Tower CLO Ltd.,
Series 2018-02A, Class B, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)
3.766%(c)	10/20/31	250	249,161
Series 2018-02A, Class D, 144A, 3 Month LIBOR + 3.100% (Cap N/A, Floor 3.100%)
5.066%(c)	10/20/31	250	245,630
Series 2019-01A, Class C, 144A, 3 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
4.716%(c)	04/20/32	334	328,227

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Cayman Islands (continued)
Series 2019-01A, Class D, 144A, 3 Month LIBOR + 3.850% (Cap N/A, Floor 3.850%)
5.816%(c)	04/20/32	278	$279,225

			3,297,256

Ireland — 0.1%
Trafigura Securitisation Finance PLC,
Series 2017-01A, Class A1, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.590%(c)	12/15/20	2,590	2,591,241

United States — 4.8%
ALM Ltd.,
Series 2013-7R2A, Class BR2, 144A, 3 Month LIBOR + 2.200% (Cap N/A, Floor 0.000%)
4.186%(c)	10/15/27	250	245,515
AmeriCredit Automobile Receivables Trust,
Series 2017-03, Class C
2.690%	06/19/23	1,720	1,736,194
Avant Loans Funding Trust,
Series 2018-A, Class B, 144A
3.950%	12/15/22	1,299	1,304,547
Series 2018-B, Class A, 144A
3.420%	01/18/22	432	432,546
Series 2019-A, Class B, 144A
3.800%	12/15/22	1,000	1,010,299
Series 2019-B, Class A, 144A
2.720%	10/15/26	2,662	2,664,705
Series 2019-B, Class B, 144A
3.150%	10/15/26	2,120	2,123,348
Avid Automobile Receivables Trust,
Series 2019-01, Class A, 144A
2.620%	02/15/24	720	721,502
Chase Issuance Trust,
Series 2012-A07, Class A7
2.160%	09/15/24	750	755,104
Citibank Credit Card Issuance Trust,
Series 2018-A06, Class A6
3.210%	12/07/24	5,000	5,185,664
CLUB Credit Trust,
Series 2017-P02, Class A, 144A
2.610%	01/15/24	21	21,366
College Loan Corp. Trust,
Series 2004-01, Class A4, 3 Month LIBOR + 0.190% (Cap N/A, Floor 0.190%)
2.130%(c)	04/25/24	350	334,643
Conn’s Receivables Funding LLC,
Series 2018-A, Class A, 144A
3.250%	01/15/23	376	376,724
Series 2019-A, Class A, 144A
3.400%	10/16/23	1,028	1,031,288
Series 2019-B, Class A, 144A
2.660%	06/17/24	2,907	2,907,668
Consumer Loan Underlying Bond (CLUB) Certificate Issuer Trust,
Series 2019-HP01, Class A, 144A
2.590%	12/15/26	3,030	3,029,823

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Consumer Loan Underlying Bond (CLUB) Credit Trust,
Series 2019-P02, Class A, 144A
2.470%	10/15/26	2,191	$2,191,075
Consumer Loan Underlying Bond Credit Trust,
Series 2018-P01, Class A, 144A
3.390%	07/15/25	728	730,413
Series 2018-P02, Class A, 144A
3.470%	10/15/25	296	297,078
Series 2019-P01, Class A, 144A
2.940%	07/15/26	1,801	1,806,296
Countrywide Asset-Backed Certificates Trust,
Series 2004-06, Class 2A5, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.390%)
2.572%(c)	11/25/34	91	90,162
Discover Card Execution Note Trust,
Series 2015-A02, Class A
1.900%	10/17/22	750	749,954
Drive Auto Receivables Trust,
Series 2016-BA, Class D, 144A
4.530%	08/15/23	1,244	1,258,006
Series 2017-03, Class D, 144A
3.530%	12/15/23	2,900	2,930,178
Series 2017-AA, Class D, 144A
4.160%	05/15/24	1,500	1,522,512
Series 2017-BA, Class D, 144A
3.720%	10/17/22	1,698	1,709,056
Series 2018-01, Class D
3.810%	05/15/24	2,550	2,584,423
Series 2018-02, Class C
3.630%	08/15/24	2,849	2,863,016
Series 2018-02, Class D
4.140%	08/15/24	2,810	2,874,314
Series 2018-03, Class B
3.370%	09/15/22	506	506,622
Series 2018-03, Class C
3.720%	09/16/24	1,760	1,774,840
Series 2018-03, Class D
4.300%	09/16/24	1,070	1,099,574
Series 2018-04, Class C
3.660%	11/15/24	2,025	2,044,309
Series 2018-04, Class D
4.090%	01/15/26	520	534,299
Series 2018-05, Class C
3.990%	01/15/25	1,740	1,778,305
Series 2019-01, Class B
3.410%	06/15/23	1,400	1,411,060
Series 2019-01, Class C
3.780%	04/15/25	750	763,365
Series 2019-01, Class D
4.090%	06/15/26	1,770	1,817,008
Series 2019-02, Class C
3.420%	06/16/25	3,000	3,050,826
DT Auto Owner Trust,
Series 2019-03A, Class C, 144A
2.740%	04/15/25	1,200	1,203,381
Exeter Automobile Receivables Trust,
Series 2018-01A, Class D, 144A
3.530%	11/15/23	1,680	1,713,893

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Series 2018-04A, Class B, 144A
3.640%	11/15/22	2,810	$2,825,543
Series 2019-01A, Class B, 144A
3.450%	02/15/23	2,630	2,650,594
Flagship Credit Auto Trust,
Series 2016-04, Class B, 144A
2.410%	10/15/21	218	218,449
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31	1,060	1,094,790
Marlette Funding Trust,
Series 2018-03A, Class A, 144A
3.200%	09/15/28	508	508,684
Series 2018-03A, Class B, 144A
3.860%	09/15/28	3,000	3,030,720
Series 2018-04A, Class A, 144A
3.710%	12/15/28	729	734,922
Series 2019-01A, Class A, 144A
3.440%	04/16/29	1,525	1,535,268
Series 2019-02A, Class A, 144A
3.130%	07/16/29	1,837	1,848,459
Series 2019-03A, Class A, 144A
2.690%	09/17/29	1,900	1,904,838
Series 2019-04A, Class A, 144A
2.390%	12/17/29	1,854	1,854,325
OneMain Financial Issuance Trust,
Series 2019-02A, Class A, 144A
3.140%	10/14/36	2,380	2,356,721
Prosper Marketplace Issuance Trust,
Series 2018-02A, Class A, 144A
3.350%	10/15/24	501	502,181
Series 2019-01A, Class A, 144A
3.540%	04/15/25	423	424,029
Series 2019-02A, Class A, 144A
3.200%	09/15/25	664	665,694
Series 2019-03A, Class A, 144A
3.190%	07/15/25	2,116	2,126,150
Series 2019-04A, Class A, 144A
2.480%	02/17/26	1,039	1,038,576
Santander Drive Auto Receivables Trust,
Series 2016-01, Class C
3.090%	04/15/22	31	31,270
Series 2016-03, Class D
2.800%	08/15/22	1,000	1,004,264
Series 2017-01, Class C
2.580%	05/16/22	443	442,987
Series 2017-02, Class D
3.490%	07/17/23	1,000	1,011,077
Series 2018-05, Class D
4.190%	12/16/24	2,160	2,210,577
Series 2019-03, Class B
2.280%	09/15/23	2,080	2,077,525
Santander Revolving Auto Loan Trust,
Series 2019-A, Class A, 144A
2.510%	01/26/32	1,660	1,652,248

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
SLM Private Credit Student Loan Trust,
Series 2005-A, Class A3, 3 Month LIBOR + 0.200% (Cap N/A, Floor 0.000%)
2.094%(c)	06/15/23	316	$315,566
SoFi Consumer Loan Program LLC,
Series 2016-02, Class A, 144A
3.090%	10/27/25	42	41,849
Series 2016-03, Class A, 144A
3.050%	12/26/25	153	152,989
Series 2017-01, Class A, 144A
3.280%	01/26/26	851	854,052
Series 2017-03, Class A, 144A
2.770%	05/25/26	373	373,956
Series 2017-06, Class A2, 144A
2.820%	11/25/26	697	699,468
SoFi Consumer Loan Program Trust,
Series 2018-01, Class A2, 144A
3.140%	02/25/27	2,032	2,042,129
Series 2018-03, Class A1, 144A
3.200%	08/25/27	189	189,359
SoFi Professional Loan Program LLC,
Series 2015-B, Class A2, 144A
2.510%	09/27/32	33	33,537
Upgrade Master Pass-Through Trust,
Series 2019-ST03, 144A
3.750%	11/15/25	1,112	1,112,570
Upgrade Receivables Trust,
Series 2018-01A, Class A, 144A
3.760%	11/15/24	387	387,705
Series 2019-01A, Class A, 144A
3.480%	03/15/25	897	900,343
Series 2019-02A, Class A, 144A
2.770%	10/15/25	1,504	1,505,464
Westlake Automobile Receivables Trust,
Series 2018-02A, Class B, 144A
3.200%	01/16/24	1,370	1,374,702
Series 2018-03A, Class B, 144A
3.320%	10/16/23	2,510	2,528,664
Series 2018-03A, Class C, 144A
3.610%	10/16/23	2,500	2,534,883
Series 2018-03A, Class D, 144A
4.000%	10/16/23	660	676,352
Series 2019-02A, Class B, 144A
2.620%	07/15/24	3,000	3,008,096
Series 2019-02A, Class D, 144A
3.200%	11/15/24	2,200	2,216,595

			117,883,071

TOTAL ASSET-BACKED SECURITIES (cost $122,978,814)			123,771,568

BANK LOANS — 1.3%
Canada — 0.1%
GFL Environmental, Inc.,
Effective Date Incremental Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	05/30/25	455	455,054

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
Canada (continued)
Stars Group Holdings BV,
USD Term Loan, 3 Month LIBOR + 3.500%
5.445%(c)	07/10/25		524	$528,413
Titan Acquisition Ltd.,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	03/28/25		941	923,866
Xplornet Communications, Inc.,
Term B Loan, 3 Month LIBOR + 4.000%
5.945%(c)	09/09/21		202	201,783

				2,109,116

France — 0.0%
Altice France SA,
USD TLB-13 Incremental Term Loan, 1 Month LIBOR + 4.000%
5.740%(c)	08/14/26		217	217,797

Luxembourg — 0.1%
Intelsat Jackson Holdings SA,
Tranche B-4 Term Loan, 6 Month LIBOR + 4.500%
6.432%(c)	01/02/24		267	269,225
Tranche B-5 Term Loan
6.625%	01/02/24		1,506	1,519,527

				1,788,752

Saint Lucia — 0.0%
Digicel International Finance Ltd.,
Term Loan
—%(p)	05/27/24		213	189,893

United Kingdom — 0.0%
Alpha Bidco, Inc.,
Initial Term B-1 Loan, 3 Month LIBOR + 3.000%
4.945%(c)	01/31/24		769	770,667

United States — 1.1%
AHP Health Partners, Inc.,
Term Loan, 1 Month LIBOR + 4.500%
6.299%(c)	06/30/25		176	177,472
Aramark Services, Inc.,
Term Loan
—%(p)	12/10/26		52	52,227
Ascend Performance Materials Operations LLC,
Initial Term Loan, 3 Month LIBOR + 5.250%
7.195%(c)	08/27/26	^	467	466,830
Asurion LLC,
Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%
8.299%(c)	08/04/25		524	529,895
AthenaHealth, Inc.,
Term B Loan (First Lien), 3 Month LIBOR + 4.500%
6.401%(c)	02/11/26		874	877,702
Atlantic Aviation FBO, Inc.,
Term Loan, 1 Month LIBOR + 3.750%
5.550%(c)	12/06/25		66	67,035
AVSC Holding Corp.,
Term Loan
—%(p)	09/01/25	^	168	167,456
Brand Energy & Infrastructure Services, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.250%
6.220%(c)	06/21/24		2,020	2,011,672

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
United States (continued)
BWay Holding Co.,
Initial Term Loan, 1 Month LIBOR + 3.250%
5.234%(c)	04/03/24		295	$293,932
California Resources Corp.,
Loan, 1 Month LIBOR + 10.375%
12.180%(c)	12/31/21		513	381,905
Calpine Corp.,
Term Loan (2019), 1 Month LIBOR + 2.500%
4.299%(c)	08/12/26		89	89,746
Camelot Finance SA,
Initial Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	10/30/26		194	194,970
CenturyLink, Inc.,
Initial Term B Loan, 1 Month LIBOR + 2.750%
4.549%(c)	01/31/25		716	718,370
Charter NEX US, Inc.,
Third Amendment Incremental Term Loan (First Lien), 1 Month LIBOR + 3.500%
5.299%(c)	05/16/24		93	92,111
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 8.000%
9.928%(c)	06/24/24		1,596	1,639,890
Chobani LLC,
Term Loan B, 1 Month LIBOR + 3.500%
5.299%(c)	10/10/23		150	149,577
Clear Channel Outdoor Holdings, Inc.,
Term B Loan, 1 Month LIBOR + 3.500%
5.299%(c)	08/21/26		924	928,015
Connect Finco SARL,
Initial Term Loan, 1 Month LIBOR + 4.250%
3.145%(c)	12/11/26		280	281,318
Consol Energy, Inc.,
Initial Term B Loan, 1 Month LIBOR + 4.500%
6.300%(c)	09/27/24	^	230	203,780
CPG International LLC,
New Term Loan, 6 Month LIBOR + 3.750%
5.933%(c)	05/05/24	^	133	133,298
Cypress Intermediate Holdings III, Inc.,
Initial Term Loan (Second Lien), 1 Month LIBOR + 6.750%
8.549%(c)	04/28/25		41	41,154
Da Vinci Purchaser Corp.,
Term Loan
—%(p)	12/13/26	^	214	214,000
Diamond BC BV,
Initial USD Term Loan, 3 Month LIBOR + 3.000%
4.927%(c)	09/06/24		358	350,859
Dun & Bradstreet Corp.,
Initial Term Borrowing, 1 Month LIBOR + 5.000%
6.792%(c)	02/06/26		333	335,220
Emerald TopCo, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.500%
5.299%(c)	07/24/26		393	394,882
Endo Luxembourg Finance Co.,
Initial Term Loan, 1 Month LIBOR + 4.250%
6.063%(c)	04/29/24		360	340,751

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
United States (continued)
Envision Healthcare Corp.,
Initial Term Loan, 1 Month LIBOR + 3.750%
5.549%(c)	10/10/25		1,065	$905,123
Financial & Risk Holdings, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	10/01/25		1,510	1,521,943
Genesee & Wyoming, Inc.,
Term Loan
—%(p)	12/30/26		176	177,540
Gentiva Health Services, Inc.,
Closing Date Initial Term Loan (First Lien), 1 Month LIBOR + 3.750%
5.563%(c)	07/02/25		296	297,224
HUB International Ltd.,
2019 Incremental Term Loan, 3 Month LIBOR + 4.000%
5.903%(c)	04/25/25		283	285,417
Immucor, Inc.,
Term B-3 Loan, 3 Month LIBOR + 5.000%
6.945%(c)	06/15/21		986	980,864
Infor US, Inc.,
Tranche B-6 Term Loan, 1 Month LIBOR + 2.750%
4.695%(c)	02/01/22		156	156,978
Invictus US Newco LLC,
Initial Term Loan (Second Lien), 3 Month LIBOR + 6.750%
8.677%(c)	03/30/26	^	61	55,737
Iridium Satellite LLC,
Initial Term Loan, 1 Month LIBOR + 3.750%
5.549%(c)	11/04/26		137	138,627
Jaguar Holding Co. II,
2018 Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	08/18/22		82	81,935
Jefferies Finance LLC,
Closing Date Term Loan, 1 Month LIBOR + 3.750%
5.500%(c)	06/03/26		331	329,812
KAR Auction Services, Inc.,
Tranche B-6 Term Loan, 1 Month LIBOR + 2.250%
4.063%(c)	09/19/26		63	63,504
Kronos, Inc.,
Initial Term Loan (Second Lien), 3 Month LIBOR + 8.250%
10.159%(c)	11/01/24		693	708,015
Ligado Networks LLC,
Junior Loan, 3 Month LIBOR + 12.500%
14.390%(c)	12/07/20		901	169,776
McDermott Technology Americas, Inc.,
Term Facility, 1 - 3 Month LIBOR + 10.000%
7.967%(c)	10/21/21		120	122,671
MHI Holdings LLC,
Initial Term Loan, 1 Month LIBOR + 5.000%
6.799%(c)	09/21/26		242	241,697
Mitchell International, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.049%(c)	11/29/24		273	270,314
Initial Term Loan (Second Lien), 1 Month LIBOR + 7.250%
9.049%(c)	12/01/25		114	107,587
Momentive Performance Materials, Inc.,
Initial Dollar Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.050%(c)	05/15/24		91	89,896

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
United States (continued)
New LightSquared LLC,
Loan, 3 Month LIBOR + 8.750%
10.635%(c)	12/07/20		1,025	$643,931
ON Semiconductor Corp.,
2019 New Replacement Term B-4 Loan, 1 Month LIBOR + 2.000%
3.799%(c)	09/19/26		128	128,418
Panther BF Aggregator, LP,
Initial Dollar Term Loan (First Lien), 1 Month LIBOR + 3.500%
5.305%(c)	04/30/26		366	366,622
Peak 10 Holding Corp.,
Initial Term Loan (Second Lien), 3 Month LIBOR + 7.250%
9.156%(c)	08/01/25		76	46,867
PetSmart, Inc.,
Tranche B-2 Loan, 1 Month LIBOR + 4.000%
5.740%(c)	03/11/22		661	653,453
Pioneer Energy Services Corp.,
Term Loan, 1 Month LIBOR + 7.750%
9.549%(c)	11/08/21	^	881	845,760
Quorum Health Corp.,
Term Loan, 3 Month LIBOR + 6.750%
8.677%(c)	04/29/22		240	235,171
Renaissance Holding Corp.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.049%(c)	05/30/25		79	78,495
Sedgwick Claims Management Services, Inc.,
2019 Term Loan, 1 Month LIBOR + 4.000%
5.799%(c)	09/03/26		264	265,521
Initial Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	12/31/25		588	588,136
Sequa Mezzanine Holdings LLC,
Initial Term Loan (First Lien), 3 Month LIBOR + 5.000%
6.904%(c)	11/28/21		203	202,800
Sotera Health Holdings LLC,
Initial Term Loan (First Lien), 1 Month LIBOR + 4.500%
6.289%(c)	12/11/26		815	816,356
Sotheby’s,
Initial Term Loan, 1 Month LIBOR + 5.500%
7.240%(c)	01/15/27		265	261,988
SRS Distribution, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	05/23/25		460	456,272
SS&C Technologies Holdings, Inc.,
Term B-3 Loan, 1 Month LIBOR + 2.250%
4.049%(c)	04/16/25		194	194,729
Term B-4 Loan, 1 Month LIBOR + 2.250%
4.049%(c)	04/16/25		123	123,820
Telesat LLC,
Term B-5 Loan, 2 Month LIBOR + 2.750%
4.630%(c)	12/07/26		78	78,325
Terrier Media Buyer, Inc.,
Term Loan B, 3 Month LIBOR + 4.250%
6.148%(c)	12/12/26		851	858,801
TIBCO Software, Inc.,
Term Loan, 1 Month LIBOR + 4.000%
5.710%(c)	06/30/26		221	222,275

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
United States (continued)
Uber Technologies, Inc.,
Term Loan, 1 Month LIBOR + 4.000%
5.745%(c)	04/04/25	447	$446,370
Ultimate Software Group, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.750%
5.549%(c)	05/04/26	96	96,876
US Foods, Inc.,
Incremental B-2019 Term Loan, 1 Month LIBOR + 2.000%
3.799%(c)	09/13/26	74	74,067
Verscend Holding Corp.,
Term B Loan, 1 Month LIBOR + 4.500%
6.299%(c)	08/27/25	1,328	1,335,010
Vertiv Group Corp.,
Term B Loan, 3 Month LIBOR + 4.000%
5.927%(c)	11/30/23	806	803,102

			27,661,892

TOTAL BANK LOANS (cost $33,734,256)			32,738,117

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.6%
United States
Banc of America Commercial Mortgage Trust,
Series 2015-UBS07, Class B
4.361%(cc)	09/15/48	240	256,152
Benchmark Mortgage Trust,
Series 2018-B02, Class A5
3.882%(cc)	02/15/51	530	577,912
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class AM
3.691%	05/10/58	840	876,527
Citigroup Commercial Mortgage Trust,
Series 2015-GC29, Class A2
2.674%	04/10/48	3,018	3,017,254
Series 2015-GC35, Class A4
3.818%	11/10/48	660	707,889
Series 2016-GC36, Class A5
3.616%	02/10/49	370	393,222
Commercial Mortgage Trust,
Series 2012-LC04, Class A4
3.288%	12/10/44	191	193,923
Series 2013-LC06, Class AM
3.282%	01/10/46	190	194,084
Series 2014-CR17, Class A5
3.977%	05/10/47	360	383,087
Series 2014-UBS06, Class A5
3.644%	12/10/47	350	368,996
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A4
3.504%	06/15/57	200	209,554
Series 2017-CX10, Class A5
3.458%(cc)	11/15/50	480	507,631
DBJPM Mortgage Trust,
Series 2016-C01, Class B
4.195%(cc)	05/10/49	220	233,191
Fannie Mae-Aces,
Series 2017-M04, Class A2
2.586%(cc)	12/25/26	1,300	1,331,886

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
FHLMC Multifamily Structured Pass-Through Certificates,
Series K056, Class A2
2.525%	05/25/26	1,835	$1,861,209
Series K057, Class A2
2.570%	07/25/26	1,805	1,835,057
Series K062, Class A2
3.413%	12/25/26	2,640	2,820,798
Series K073, Class A2
3.350%	01/25/28	1,180	1,256,553
GS Mortgage Securities Trust,
Series 2012-GCJ07, Class AS
4.085%	05/10/45	160	165,136
Series 2014-GC20, Class A5
3.998%	04/10/47	490	519,434
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C14, Class A4
4.133%(cc)	08/15/46	250	265,574
Series 2013-C14, Class AS
4.409%(cc)	08/15/46	710	757,162
Series 2013-C17, Class A3
3.928%	01/15/47	482	508,676
Series 2013-C17, Class A4
4.199%	01/15/47	510	545,837
Series 2014-C19, Class A4
3.997%	04/15/47	880	936,702
Series 2014-C22, Class A4
3.801%	09/15/47	1,030	1,093,122
Series 2015-C33, Class A4
3.770%	12/15/48	870	929,934
Series 2016-C01, Class A5
3.576%	03/15/49	490	518,585
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2011-C05, Class A3
4.171%	08/15/46	39	40,425
Series 2012-C08, Class A3
2.829%	10/15/45	308	313,036
Series 2012-CBX, Class AS
4.271%	06/15/45	170	176,921
Series 2016-JP03, Class A4
2.627%	08/15/49	730	733,880
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C13, Class A4
4.039%	11/15/46	310	328,746
Series 2014-C14, Class AS
4.384%(cc)	02/15/47	150	159,464
Series 2015-C20, Class A4
3.249%	02/15/48	700	726,090
Series 2015-C27, Class A4
3.753%	12/15/47	760	809,686
Morgan Stanley Capital I Trust,
Series 2012-C04, Class A4
3.244%	03/15/45	330	335,727
Series 2012-C04, Class AS
3.773%	03/15/45	1,070	1,098,258
Series 2015-MS01, Class A4
3.779%(cc)	05/15/48	450	479,457

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Series 2015-UBS08, Class A3
3.540%	12/15/48	1,180	$1,242,246
Series 2019-H06, Class A4
3.417%	06/15/52	390	411,752
Series 2019-L02, Class A4
4.071%	03/15/52	1,070	1,187,734
Series 2019-L03, Class AS
3.490%	11/15/29	380	389,556
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A5
2.850%	12/10/45	725	736,801
Series 2013-C06, Class A4
3.244%	04/10/46	650	668,710
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A5
3.817%	08/15/50	990	1,047,796
Series 2015-C26, Class AS
3.580%	02/15/48	500	522,002
Series 2018-C44, Class A5
4.212%	05/15/51	570	633,452
WFRBS Commercial Mortgage Trust,
Series 2012-C08, Class AS
3.660%	08/15/45	340	350,315
Series 2012-C10, Class A3
2.875%	12/15/45	595	604,575
Series 2012-C10, Class AS
3.241%	12/15/45	390	397,721
Series 2013-C15, Class A4
4.153%(cc)	08/15/46	450	476,507
Series 2014-C23, Class AS
4.210%(cc)	10/15/57	450	478,095
Series 2014-C24, Class AS
3.931%	11/15/47	1,480	1,546,187
Series 2014-C25, Class B
4.236%(cc)	11/15/47	210	221,574

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $38,649,379)			39,381,800

CONVERTIBLE BONDS — 0.0%
United States
PDC Energy, Inc.,
Gtd. Notes
1.125%	09/15/21	18	16,901
SM Energy Co.,
Sr. Unsec’d. Notes
1.500%	07/01/21	293	277,379

TOTAL CONVERTIBLE BONDS (cost $295,610)			294,280

CORPORATE BONDS — 23.8%
Australia — 0.1%
Rio Tinto Finance USA PLC,
Gtd. Notes
4.125%	08/21/42	176	201,377

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Australia (continued)
Westpac Banking Corp.,
Sr. Unsec’d. Notes
2.150%	03/06/20			1,100	$1,100,390

					1,301,767

Austria — 0.0%
Erste Group Bank AG,
Jr. Sub. Notes
6.500%(ff)	—	(rr)	EUR	200	260,795

Belgium — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.700%	02/01/36			250	288,418
4.900%	02/01/46			250	296,794
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.375%	04/15/38			395	443,638
Telenet Finance Luxembourg Notes Sarl,
Sr. Sec’d. Notes, 144A
5.500%	03/01/28			600	642,220

					1,671,070

Canada — 0.8%
1011778 BC ULC/New Red Finance, Inc.,
Sec’d. Notes, 144A
4.375%	01/15/28			340	342,542
5.000%	10/15/25			1,361	1,414,938
Sr. Sec’d. Notes, 144A
3.875%	01/15/28	(a)		548	552,367
4.250%	05/15/24	(a)		391	401,356
Bank of Montreal,
Sr. Unsec’d. Notes, MTN
2.050%	11/01/22	(a)		910	912,754
Bank of Nova Scotia (The),
Sr. Unsec’d. Notes
2.375%	01/18/23			700	709,535
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	03/15/22			56	57,925
6.125%	01/15/23	(a)		314	321,887
7.500%	12/01/24			472	496,796
7.500%	03/15/25	(a)		311	320,932
7.875%	04/15/27	(a)		1,622	1,671,186
8.750%	12/01/21	(a)		490	537,495
Brookfield Finance, Inc.,
Gtd. Notes
3.900%	01/25/28			663	712,124
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.,
Gtd. Notes, 144A
6.250%	09/15/27			301	319,203
Canadian Imperial Bank of Commerce,
Sr. Unsec’d. Notes
2.606%(ff)	07/22/23			120	121,269
Fairstone Financial, Inc.,
Sr. Unsec’d. Notes, 144A
7.875%	07/15/24			187	201,145

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Canada (continued)
GFL Environmental, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	12/15/26		499	$524,530
Sr. Unsec’d. Notes, 144A
5.375%	03/01/23		34	34,945
7.000%	06/01/26	(a)	825	871,287
8.500%	05/01/27		693	759,217
GW B-CR Security Corp.,
Sr. Unsec’d. Notes, 144A
9.500%	11/01/27		73	77,928
Intertape Polymer Group, Inc.,
Gtd. Notes, 144A
7.000%	10/15/26		142	149,761
Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A
5.250%	12/15/27		166	173,303
MEG Energy Corp.,
Gtd. Notes, 144A
6.375%	01/30/23		305	306,055
7.000%	03/31/24		91	91,850
Sec’d. Notes, 144A
6.500%	01/15/25		850	886,611
National Bank of Canada,
Gtd. Notes
2.150%	06/12/20		900	900,820
New Gold, Inc.,
Gtd. Notes, 144A
6.250%	11/15/22		460	459,324
Norbord, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	04/15/23		138	147,653
NOVA Chemicals Corp.,
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		58	59,799
Parkland Fuel Corp.,
Gtd. Notes, 144A
5.875%	07/15/27		264	283,287
Ritchie Bros Auctioneers, Inc.,
Gtd. Notes, 144A
5.375%	01/15/25		88	91,631
Royal Bank of Canada,
Sr. Unsec’d. Notes, GMTN
2.250%	11/01/24		650	652,871
Superior Plus LP/Superior General Partner, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	07/15/26		313	334,860
Telesat Canada/Telesat LLC,
Gtd. Notes, 144A
6.500%	10/15/27		22	22,899
Sr. Sec’d. Notes, 144A
4.875%	06/01/27	(a)	367	374,162
Tervita Corp.,
Sec’d. Notes, 144A
7.625%	12/01/21		190	191,693
Titan Acquisition Ltd./Titan Co-Borrower LLC,
Sr. Unsec’d. Notes, 144A
7.750%	04/15/26	(a)	703	697,248

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Canada (continued)
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes, MTN
2.650%	06/12/24			1,200	$1,228,146
Videotron Ltd.,
Gtd. Notes, 144A
5.125%	04/15/27			549	587,300
Xplornet Communications, Inc.,
Gtd. Notes, 144A, Cash coupon 9.625% or PIK 10.625%
9.625%	06/01/22			152	151,356

					19,151,990

Cayman Islands — 0.0%
Global Aircraft Leasing Co. Ltd.,
Sr. Unsec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	09/15/24			758	790,910

Chile — 0.0%
Sable International Finance Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	09/07/27			200	211,291

China — 0.2%
Alibaba Group Holding Ltd.,
Sr. Unsec’d. Notes
2.800%	06/06/23			200	202,670
3.400%	12/06/27			1,690	1,760,988
3.600%	11/28/24	(a)		1,300	1,366,000
4.200%	12/06/47	(a)		250	278,631
CNOOC Finance 2013 Ltd.,
Gtd. Notes
3.000%	05/09/23			500	508,374

					4,116,663

Czech Republic — 0.0%
Residomo SRO,
Sr. Sec’d. Notes
3.375%	10/15/24		EUR	100	116,499

Denmark — 0.0%
DKT Finance ApS,
Sr. Sec’d. Notes
7.000%	06/17/23		EUR	100	118,856

Finland — 0.0%
Citycon OYJ,
Sub. Notes
4.496%(ff)	—	(rr)	EUR	100	112,997
Nokia OYJ,
Sr. Unsec’d. Notes
4.375%	06/12/27			19	19,838
6.625%	05/15/39	(a)		597	691,590

					824,425

France — 0.2%
Altice France SA,
Sr. Sec’d. Notes
3.375%	01/15/28		EUR	100	115,605
5.875%	02/01/27		EUR	100	126,352
Sr. Sec’d. Notes, 144A
5.500%	01/15/28	(a)		1,096	1,129,790

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
France (continued)
7.375%	05/01/26			1,709	$1,837,265
8.125%	02/01/27			948	1,069,880
Electricite de France SA,
Jr. Sub. Notes
3.000%(cc)	—	(rr)	EUR	200	231,546
Sr. Unsec’d. Notes, EMTN
4.500%	12/04/69			200	203,743
Europcar Mobility Group,
Sr. Unsec’d. Notes
4.000%	04/30/26		EUR	100	108,524

					4,822,705

Germany — 0.1%
ADLER Real Estate AG,
Sr. Unsec’d. Notes
1.875%	04/27/23		EUR	100	114,609
3.000%	04/27/26		EUR	100	118,344
Atotech Alpha 2 BV,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.500%
8.750%	06/01/23	(a)		316	320,270
Deutsche Telekom International Finance BV,
Gtd. Notes
8.750%	06/15/30			975	1,430,046
IHO Verwaltungs GmbH,
Sr. Sec’d. Notes, Cash coupon 3.625% or PIK 4.375%
3.625%	05/15/25		EUR	100	117,482
Sr. Sec’d. Notes, Cash coupon 3.875% or PIK 4.625%
3.875%	05/15/27		EUR	100	118,640
Nidda BondCo GmbH,
Sr. Unsec’d. Notes
7.250%	09/30/25		EUR	100	120,383
Nidda Healthcare Holding GmbH,
Sr. Sec’d. Notes
3.500%	09/30/24		EUR	100	115,799
Platin 1426 GmbH,
Sr. Sec’d. Notes
5.375%	06/15/23		EUR	126	142,760
thyssenkrupp AG,
Sr. Unsec’d. Notes, EMTN
1.875%	03/06/23		EUR	43	48,359
2.875%	02/22/24		EUR	64	74,097

					2,720,789

Ireland — 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
3.300%	01/23/23			400	409,735
AIB Group PLC,
Jr. Sub. Notes
5.250%(ff)	—	(rr)	EUR	200	243,701
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes
4.750%	07/15/27		GBP	100	139,122
Sr. Sec’d. Notes, 144A
4.125%	08/15/26	(a)		282	290,080

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Ireland (continued)
eircom Finance DAC,
Sr. Sec’d. Notes
3.500%	05/15/26		EUR 100	$118,351

				1,200,989

Israel — 0.0%
Teva Pharmaceutical Finance Netherlands II BV,
Gtd. Notes
6.000%	01/31/25		EUR 100	118,579

Italy — 0.1%
Assicurazioni Generali SpA,
Sub. Notes, EMTN
5.500%(ff)	10/27/47		EUR 100	137,971
Banco BPM SpA,
Sr. Unsec’d. Notes, EMTN
2.500%	06/21/24		EUR 100	115,953
F-Brasile SpA/F-Brasile US LLC,
Sr. Sec’d. Notes, Series XR, 144A
7.375%	08/15/26		239	252,259
Rossini Sarl,
Sr. Sec’d. Notes
6.750%	10/30/25		EUR 100	125,072
Telecom Italia Capital SA,
Gtd. Notes
6.000%	09/30/34	(a)	400	431,729
6.375%	11/15/33		174	194,175
7.200%	07/18/36		22	26,063
7.721%	06/04/38		78	95,739
Telecom Italia SpA,
Sr. Unsec’d. Notes, 144A
5.303%	05/30/24		605	652,672
Sr. Unsec’d. Notes, EMTN
2.750%	04/15/25		EUR 100	118,558
4.000%	04/11/24		EUR 150	186,569
UniCredit SpA,
Jr. Sub. Notes, EMTN
6.750%(ff)	—	(rr)	EUR 200	239,763

				2,576,523

Japan — 0.2%
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes
2.998%	02/22/22		195	198,650
3.455%	03/02/23		1,200	1,242,036
3.535%	07/26/21		265	271,074
ORIX Corp.,
Sr. Unsec’d. Notes
2.900%	07/18/22		1,280	1,302,380
SoftBank Group Corp.,
Sr. Unsec’d. Notes
4.500%	04/20/25		EUR 100	122,265
Sub. Notes
6.000%(ff)	—	(rr)	200	191,600
Takeda Pharmaceutical Co. Ltd.,
Sr. Unsec’d. Notes
4.000%	11/26/21		700	723,456

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Japan (continued)
Toyota Motor Corp.,
Sr. Unsec’d. Notes
2.760%	07/02/29		140	$143,918

				4,195,379

Luxembourg — 0.3%
Altice Financing SA,
Sr. Sec’d. Notes, 144A
6.625%	02/15/23	(a)	449	457,207
7.500%	05/15/26		995	1,069,568
Altice Luxembourg SA,
Gtd. Notes, 144A
7.625%	02/15/25	(a)	585	609,157
Sr. Sec’d. Notes
8.000%	05/15/27		EUR 100	125,847
Sr. Sec’d. Notes, 144A
10.500%	05/15/27		1,789	2,052,162
ARD Finance SA,
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	06/30/27		734	758,792
Garfunkelux Holdco 3 SA,
Sr. Sec’d. Notes
7.500%	08/01/22		EUR 200	224,310
Intelsat Jackson Holdings SA,
Gtd. Notes
5.500%	08/01/23	(a)	654	561,359
Gtd. Notes, 144A
9.750%	07/15/25		1,105	1,022,691
LHMC Finco 2 Sarl,
Sr. Sec’d. Notes, Cash coupon 7.250% or PIK 8.000%
7.250%	10/02/25		EUR 100	116,424
Monitchem HoldCo 3 SA,
Sr. Sec’d. Notes
5.250%	03/15/25		EUR 100	117,603
SES SA,
Gtd. Notes
5.625%(ff)	—	(rr)	EUR 100	125,695
Summer BC Holdco B SARL,
Sr. Sec’d. Notes
5.750%	10/31/26		EUR 100	116,709

				7,357,524

Mexico — 0.0%
Petroleos Mexicanos,
Gtd. Notes
5.500%	06/27/44		128	114,502
5.625%	01/23/46	(a)	400	360,071
6.500%	06/02/41		180	178,578
Gtd. Notes, 144A
7.690%	01/23/50		40	43,672
Gtd. Notes, MTN
6.750%	09/21/47		155	155,919

				852,742

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Netherlands — 0.4%
Cooperatieve Rabobank UA,
Gtd. Notes
4.375%	08/04/25			250	$271,495
Gtd. Notes, GMTN
3.875%	02/08/22			600	623,102
ING Groep NV,
Jr. Sub. Notes
6.750%(ff)	—	(rr)		200	217,204
Sr. Unsec’d. Notes
3.150%	03/29/22			345	352,878
4.100%	10/02/23	(a)		1,285	1,366,952
Intertrust Group BV,
Sr. Unsec’d. Notes
3.375%	11/15/25		EUR	100	117,855
InterXion Holding NV,
Gtd. Notes
4.750%	06/15/25		EUR	100	121,337
Koninklijke KPN NV,
Sub. Notes
2.000%(ff)	—	(rr)	EUR	100	114,409
OCI NV,
Sr. Sec’d. Notes, 144A
5.250%	11/01/24			200	208,355
Shell International Finance BV,
Gtd. Notes
2.375%	11/07/29			890	880,863
Trivium Packaging Finance BV,
Gtd. Notes, 144A
8.500%	08/15/27			1,435	1,596,437
Sr. Sec’d. Notes
3.750%	08/15/26		EUR	100	118,883
Sr. Sec’d. Notes, 144A
5.500%	08/15/26			1,089	1,152,977
UPCB Finance VII Ltd.,
Sr. Sec’d. Notes
3.625%	06/15/29		EUR	100	118,966
Ziggo Bond Co. BV,
Sr. Unsec’d. Notes, 144A
5.875%	01/15/25			805	829,415
6.000%	01/15/27			150	158,627
Ziggo BV,
Sr. Sec’d. Notes, 144A
4.875%	01/15/30			200	206,538
5.500%	01/15/27	(a)		532	566,005

					9,022,298

Norway — 0.0%
Equinor ASA,
Gtd. Notes
2.750%	11/10/21	(a)		1,035	1,053,058
3.250%	11/18/49			190	191,199

					1,244,257

Portugal — 0.0%
Banco Espirito Santo SA,
Sr. Unsec’d. Notes, EMTN
2.625%	05/08/17	(d)	EUR	300	57,207

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Portugal (continued)
4.750%	01/15/18	(d)	EUR	400	$76,275

					133,482

Spain — 0.1%
Banco de Sabadell SA,
Jr. Sub. Notes
6.500%(ff)	—	(rr)	EUR	200	234,937
Banco Santander SA,
Sr. Unsec’d. Notes
3.500%	04/11/22			200	205,253
Bankia SA,
Jr. Sub. Notes
6.375%(ff)	—	(rr)	EUR	200	243,409
Cirsa Finance International Sarl,
Sr. Sec’d. Notes, 144A
7.875%	12/20/23			200	211,580
ContourGlobal Power Holdings SA,
Sr. Sec’d. Notes
4.125%	08/01/25		EUR	100	117,590
Ferrovial Netherlands BV,
Gtd. Notes
2.124%(ff)	—	(rr)	EUR	100	109,678
Naturgy Finance BV,
Gtd. Notes
4.125%(ff)	—	(rr)	EUR	100	121,621
NH Hotel Group SA,
Sr. Sec’d. Notes
3.750%	10/01/23		EUR	116	132,708
Repsol International Finance BV,
Gtd. Notes
4.500%(ff)	03/25/75		EUR	100	129,276
Telefonica Europe BV,
Gtd. Notes
3.750%(ff)	—	(rr)	EUR	100	118,203
4.375%(ff)	—	(rr)	EUR	100	125,202
5.875%(cc)	—	(rr)	EUR	100	130,939

					1,880,396

Sweden — 0.1%
Heimstaden Bostad AB,
Jr. Sub. Notes
3.248%(ff)	—	(rr)	EUR	100	112,731
Intrum AB,
Sr. Unsec’d. Notes
3.000%	09/15/27		EUR	100	110,487
Svenska Handelsbanken AB,
Gtd. Notes
3.900%	11/20/23			1,200	1,283,895
Gtd. Notes, MTN
2.450%	03/30/21			1,600	1,610,509
Verisure Midholding AB,
Gtd. Notes
5.750%	12/01/23		EUR	100	115,475

					3,233,097

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Switzerland — 0.2%
Credit Suisse Group AG,
Jr. Sub. Notes, 144A
6.375%(ff)	—	(rr)		585	$631,233
7.500%(ff)	—	(rr)		200	219,190
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes
2.750%	03/26/20			555	555,932
3.450%	04/16/21			685	696,253
Dufry One BV,
Gtd. Notes
2.000%	02/15/27		EUR	100	113,652
Holcim Finance Luxembourg SA,
Gtd. Notes
3.000%(ff)	—	(rr)	EUR	100	118,451
Novartis Capital Corp.,
Gtd. Notes
3.100%	05/17/27			1,300	1,375,274
Tyco Electronics Group SA,
Gtd. Notes
3.125%	08/15/27			195	200,762

					3,910,747

United Kingdom — 1.0%
Ardonagh Midco 3 PLC,
Sr. Sec’d. Notes, 144A
8.625%	07/15/23	(a)		464	460,952
Arrow Global Finance PLC,
Sr. Sec’d. Notes
5.125%	09/15/24		GBP	100	135,020
Ashtead Capital, Inc.,
Sec’d. Notes, 144A
4.000%	05/01/28			210	212,595
4.250%	11/01/29	(a)		235	240,228
Atotech Alpha 3 BV/Alpha US Bidco, Inc.,
Gtd. Notes, 144A
6.250%	02/01/25	(a)		1,339	1,379,310
Barclays PLC,
Sub. Notes
4.375%	09/11/24			540	566,905
5.200%	05/12/26			200	219,333
BAT Capital Corp.,
Gtd. Notes
2.764%	08/15/22	(a)		1,005	1,019,466
3.557%	08/15/27			1,550	1,583,074
4.758%	09/06/49	(a)		260	268,341
Connect Finco SARL/Connect US Finco LLC,
Sr. Sec’d. Notes, 144A
6.750%	10/01/26			1,636	1,740,455
CPUK Finance Ltd.,
Sec’d. Notes
4.250%	02/28/47		GBP	100	134,966
Diageo Capital PLC,
Gtd. Notes
2.125%	10/24/24			1,580	1,576,935
2.375%	10/24/29			1,205	1,187,701

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom (continued)
eG Global Finance PLC,
Sr. Sec’d. Notes
6.250%	10/30/25		EUR	142	$168,587
Sr. Sec’d. Notes, 144A
6.750%	02/07/25			241	245,592
8.500%	10/30/25			274	290,843
GKN Holdings Ltd.,
Gtd. Notes, EMTN
4.625%	05/12/32		GBP	100	136,802
GlaxoSmithKline Capital, Inc.,
Gtd. Notes
4.200%	03/18/43			359	419,920
HBOS Capital Funding LP,
Gtd. Notes
6.850%	—	(rr)		200	204,588
Heathrow Finance PLC,
Sr. Sec’d. Notes
4.125%	09/01/29		GBP	100	134,531
HSBC Holdings PLC,
Jr. Sub. Notes
6.000%(ff)	—	(rr)		418	447,183
Sr. Unsec’d. Notes
2.633%(ff)	11/07/25			600	600,720
3.033%(ff)	11/22/23			1,590	1,626,013
3.803%(ff)	03/11/25			320	335,872
3.900%	05/25/26			1,000	1,065,367
3.950%(ff)	05/18/24			455	477,925
4.292%(ff)	09/12/26	(a)		870	940,976
4.300%	03/08/26			465	506,327
Sub. Notes
4.375%	11/23/26	(a)		600	648,507
5.250%	03/14/44	(a)		200	252,492
6.500%	09/15/37	(a)		150	205,873
Jaguar Land Rover Automotive PLC,
Gtd. Notes
6.875%	11/15/26		EUR	100	118,056
LHC3 PLC,
Sr. Sec’d. Notes, Cash coupon 4.125% or PIK 4.875%
4.125%	08/15/24		EUR	101	117,070
Neptune Energy Bondco PLC,
Sr. Unsec’d. Notes, 144A
6.625%	05/15/25			200	199,490
Pinnacle Bidco PLC,
Sr. Sec’d. Notes
6.375%	02/15/25		GBP	100	138,617
Reynolds American, Inc.,
Gtd. Notes
3.250%	06/12/20			73	73,324
4.000%	06/12/22			170	176,966
6.875%	05/01/20			500	507,954
Santander UK PLC,
Sr. Unsec’d. Notes
3.750%	11/15/21			700	721,657
Stonegate Pub Co. Financing PLC,
Sr. Sec’d. Notes
4.875%	03/15/22		GBP	100	135,320

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United Kingdom (continued)
Unique Pub Finance Co. PLC (The),
Sec’d. Notes, Series N
6.464%	03/30/32		GBP 200	$315,592
Virgin Media Finance PLC,
Gtd. Notes, 144A
5.750%	01/15/25		1,324	1,364,041
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes, 144A
5.500%	05/15/29	(a)	400	424,088
Vodafone Group PLC,
Jr. Sub. Notes
3.100%(ff)	01/03/79		EUR 100	117,864

				23,843,438

United States — 19.9%
Abbott Laboratories,
Sr. Unsec’d. Notes
3.400%	11/30/23		770	810,269
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.500%	05/14/20		320	320,475
Sr. Unsec’d. Notes, 144A
2.600%	11/21/24		1,260	1,270,503
3.200%	11/21/29		990	1,009,203
4.050%	11/21/39	(a)	320	335,370
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.125%	07/01/22		73	73,923
ACI Worldwide, Inc.,
Gtd. Notes, 144A
5.750%	08/15/26	(a)	840	905,597
Acrisure LLC/Acrisure Finance, Inc.,
Sr. Sec’d. Notes, 144A
8.125%	02/15/24		366	397,798
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes
2.300%	09/15/21		130	130,625
ADT Security Corp. (The),
Sr. Sec’d. Notes
3.500%	07/15/22		27	27,501
4.125%	06/15/23		17	17,564
Sr. Sec’d. Notes, 144A
4.875%	07/15/32		694	636,752
Advanced Disposal Services, Inc.,
Gtd. Notes, 144A
5.625%	11/15/24		82	85,552
Advanced Drainage Systems, Inc.,
Gtd. Notes, 144A
5.000%	09/30/27		291	300,079
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
7.500%	08/15/22		99	111,586
Aflac, Inc.,
Sr. Unsec’d. Notes
3.250%	03/17/25		900	945,328

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
AHP Health Partners, Inc.,
Gtd. Notes, 144A
9.750%	07/15/26	(a)	208	$229,168
Alabama Power Co.,
Sr. Unsec’d. Notes
3.750%	03/01/45		135	143,220
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25		129	133,842
Gtd. Notes, 144A
4.625%	01/15/27		443	442,984
5.875%	02/15/28	(a)	523	556,315
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
5.875%	12/01/27		340	356,156
Allegion US Holding Co., Inc.,
Gtd. Notes
3.200%	10/01/24		1,100	1,130,389
3.550%	10/01/27		1,275	1,321,187
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/27	(a)	1,073	1,151,032
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26		1,423	1,528,735
Sr. Unsec’d. Notes, 144A
9.750%	07/15/27		142	151,825
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
5.875%	06/01/29	(a)	406	447,069
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31	(a)	1,556	2,160,463
Altria Group, Inc.,
Gtd. Notes
3.490%	02/14/22		200	205,766
3.875%	09/16/46		460	427,524
4.000%	01/31/24		1,000	1,059,769
5.375%	01/31/44		225	253,194
5.800%	02/14/39		400	469,872
5.950%	02/14/49		190	229,726
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.800%	08/22/24		415	429,606
AMC Networks, Inc.,
Gtd. Notes
4.750%	12/15/22		70	70,715
4.750%	08/01/25	(a)	434	436,631
5.000%	04/01/24		22	22,470
Ameren Corp.,
Sr. Unsec’d. Notes
2.500%	09/15/24		380	382,976
Ameren Illinois Co.,
First Mortgage
3.250%	03/15/50		50	50,342

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
American Builders & Contractors Supply Co., Inc.,
Gtd. Notes, 144A
5.875%	05/15/26		604	$641,467
Sr. Sec’d. Notes, 144A
4.000%	01/15/28		406	412,074
American Express Co.,
Sr. Unsec’d. Notes
2.500%	08/01/22		900	910,090
2.750%	05/20/22		1,200	1,220,839
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.250%	05/05/21		1,100	1,105,254
American International Group, Inc.,
Sr. Unsec’d. Notes
3.300%	03/01/21		215	218,108
American Tower Corp.,
Sr. Unsec’d. Notes
2.250%	01/15/22		720	722,337
2.950%	01/15/25		500	511,700
3.000%	06/15/23		780	798,752
3.375%	10/15/26	(a)	1,700	1,767,164
3.450%	09/15/21		400	409,587
3.500%	01/31/23		800	828,993
3.950%	03/15/29		500	538,074
4.400%	02/15/26		300	327,284
5.900%	11/01/21		200	213,405
Amgen, Inc.,
Sr. Unsec’d. Notes
2.650%	05/11/22		705	715,100
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27		174	184,548
AmWINS Group, Inc.,
Gtd. Notes, 144A
7.750%	07/01/26		407	449,697
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes
5.375%	09/15/24		75	69,790
Antero Resources Corp.,
Gtd. Notes
5.375%	11/01/21		183	174,404
Anthem, Inc.,
Sr. Unsec’d. Notes
3.350%	12/01/24		1,125	1,174,151
Aon PLC,
Gtd. Notes
2.800%	03/15/21		1,160	1,170,553
Apergy Corp.,
Gtd. Notes
6.375%	05/01/26		266	280,379
Appalachian Power Co.,
Sr. Unsec’d. Notes, Series Y
4.500%	03/01/49		200	232,080
Apple, Inc.,
Sr. Unsec’d. Notes
3.000%	02/09/24		235	243,430

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Applied Materials, Inc.,
Sr. Unsec’d. Notes
2.625%	10/01/20		345	$346,668
APX Group, Inc.,
Gtd. Notes
8.750%	12/01/20		363	363,237
Sr. Sec’d. Notes
7.875%	12/01/22		178	179,751
Sr. Sec’d. Notes, 144A
8.500%	11/01/24		106	109,379
Aqua America, Inc.,
Sr. Unsec’d. Notes
3.566%	05/01/29		365	384,990
Aramark Services, Inc.,
Gtd. Notes
4.750%	06/01/26		133	138,238
Gtd. Notes, 144A
5.000%	04/01/25	(a)	515	538,232
5.000%	02/01/28	(a)	823	866,890
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes, 144A
6.875%	04/01/27	(a)	292	309,373
Arconic, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24	(a)	1,143	1,242,907
5.870%	02/23/22		165	175,904
Ares Capital Corp.,
Sr. Unsec’d. Notes
4.200%	06/10/24		1,200	1,261,873
Arizona Public Service Co.,
Sr. Unsec’d. Notes
2.600%	08/15/29		600	595,903
3.500%	12/01/49		40	40,427
Asbury Automotive Group, Inc.,
Gtd. Notes
6.000%	12/15/24	(a)	328	338,854
Ascend Learning LLC,
Sr. Unsec’d. Notes, 144A
6.875%	08/01/25		289	303,418
6.875%	08/01/25		629	661,148
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A
10.000%	04/01/22		373	370,703
ASGN, Inc.,
Gtd. Notes, 144A
4.625%	05/15/28		318	326,674
AT&T, Inc.,
Sr. Unsec’d. Notes
2.950%	07/15/26		925	943,610
3.200%	03/01/22		650	665,400
3.400%	05/15/25		500	523,964
3.600%	07/15/25		275	290,868
4.350%	03/01/29	(a)	275	305,406
4.450%	04/01/24		700	758,443
4.500%	03/09/48	(a)	800	884,162
4.750%	05/15/46		405	457,047
4.800%	06/15/44	(a)	780	888,203

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
4.850%	03/01/39	(a)		315	$363,388
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.800%	06/01/29	(a)		200	212,000
Avantor, Inc.,
Sr. Sec’d. Notes, 144A
6.000%	10/01/24			2,199	2,346,377
Sr. Unsec’d. Notes, 144A
9.000%	10/01/25	(a)		1,312	1,468,330
Axalta Coating Systems LLC,
Gtd. Notes, 144A
4.875%	08/15/24	(a)		316	327,523
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes
3.138%	11/07/29			70	71,896
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
9.750%	09/01/26			1,786	1,812,195
Bank of America Corp.,
Jr. Sub. Notes, Series AA
6.100%(ff)	—	(rr)		1,188	1,324,684
Jr. Sub. Notes, Series DD
6.300%(ff)	—	(rr)		215	249,170
Jr. Sub. Notes, Series X
6.250%(ff)	—	(rr)		820	912,493
Jr. Sub. Notes, Series Z
6.500%(ff)	—	(rr)		463	525,712
Sr. Unsec’d. Notes
3.004%(ff)	12/20/23			331	338,619
Sr. Unsec’d. Notes, MTN
2.328%(ff)	10/01/21			1,260	1,262,539
2.881%(ff)	04/24/23			1,800	1,829,806
3.499%(ff)	05/17/22	(a)		900	917,868
3.864%(ff)	07/23/24			900	946,950
4.244%(ff)	04/24/38	(a)		700	807,746
Sub. Notes
6.110%	01/29/37			150	202,378
Sub. Notes, MTN
4.450%	03/03/26			100	109,707
Bank of America NA,
Sr. Unsec’d. Notes
3.335%(ff)	01/25/23			250	256,537
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27			703	801,601
Bausch Health Cos., Inc.,
Gtd. Notes
4.500%	05/15/23		EUR	400	454,417
Gtd. Notes, 144A
5.500%	03/01/23			293	294,684
5.875%	05/15/23			157	159,055
6.125%	04/15/25	(a)		279	288,709
7.000%	01/15/28			308	340,571
7.250%	05/30/29			811	925,862
9.000%	12/15/25			701	796,961
Sr. Sec’d. Notes, 144A
5.500%	11/01/25	(a)		1,600	1,672,213

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
5.750%	08/15/27			342	$371,475
7.000%	03/15/24			164	171,091
Sr. Unsec’d. Notes, 144A
5.000%	01/30/28			676	693,557
5.250%	01/30/30			666	689,879
Baxter International, Inc.,
Sr. Unsec’d. Notes
2.600%	08/15/26			2,020	2,032,878
Beacon Roofing Supply, Inc.,
Gtd. Notes, 144A
4.875%	11/01/25			57	57,256
Sr. Sec’d. Notes, 144A
4.500%	11/15/26			103	106,202
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.404%	06/05/20			385	385,424
2.894%	06/06/22			375	380,976
Belden, Inc.,
Gtd. Notes
4.125%	10/15/26		EUR	100	120,104
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36			195	268,463
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.250%	01/15/49			100	118,790
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
3.000%	02/11/23	(a)		600	621,017
Berry Global, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	07/15/26			450	474,982
Berry Petroleum Co. LLC,
Gtd. Notes, 144A
7.000%	02/15/26			159	147,764
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
7.250%	09/01/25	(a)		313	329,340
Biogen, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/20			180	181,138
Blue Cube Spinco LLC,
Gtd. Notes
9.750%	10/15/23			86	92,648
10.000%	10/15/25			42	46,485
Boeing Co. (The),
Sr. Unsec’d. Notes
3.600%	05/01/34	(a)		520	556,804
Booz Allen Hamilton, Inc.,
Gtd. Notes, 144A
5.125%	05/01/25			454	466,677
Boyne USA, Inc.,
Sec’d. Notes, 144A
7.250%	05/01/25			194	211,240
BP Capital Markets America, Inc.,
Gtd. Notes
2.112%	09/16/21			720	723,262

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
3.790%	02/06/24		580	$616,785
Brand Industrial Services, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	07/15/25		326	333,476
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
2.250%	08/15/21		1,500	1,509,237
3.450%	11/15/27		186	198,229
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
2.375%	01/15/20		1,400	1,400,125
3.000%	01/15/22		1,400	1,420,660
3.125%	01/15/25		540	547,337
3.625%	01/15/24		600	621,365
3.875%	01/15/27		300	311,401
Broadcom, Inc.,
Gtd. Notes, 144A
4.250%	04/15/26		800	851,275
4.750%	04/15/29	(a)	200	218,717
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI
Sellco LL,
Sr. Sec’d. Notes, 144A
5.750%	05/15/26		222	235,136
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.375%	09/01/42	(a)	300	347,534
BWX Technologies, Inc.,
Gtd. Notes, 144A
5.375%	07/15/26		437	462,896
Callon Petroleum Co.,
Gtd. Notes
6.125%	10/01/24		203	206,990
6.375%	07/01/26	(a)	361	366,558
Calpine Corp.,
Sr. Sec’d. Notes, 144A
4.500%	02/15/28		625	631,846
5.250%	06/01/26	(a)	733	763,887
Sr. Unsec’d. Notes
5.750%	01/15/25	(a)	728	748,696
Sr. Unsec’d. Notes, 144A
5.125%	03/15/28		1,512	1,541,753
Camelot Finance SA,
Sr. Sec’d. Notes, 144A
4.500%	11/01/26		772	791,598
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.400%	10/30/20		975	977,823
2.500%	05/12/20		440	440,573
3.450%	04/30/21		634	645,291
Capital One NA,
Sr. Unsec’d. Notes
2.650%	08/08/22		1,200	1,217,271
Capitol Investment Merger Sub 2 LLC,
Sec’d. Notes, 144A
10.000%	08/01/24		205	213,319

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Carrizo Oil & Gas, Inc.,
Gtd. Notes
6.250%	04/15/23	(a)	394	$399,996
8.250%	07/15/25		217	222,543
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
4.875%	01/15/26	(a)	296	306,344
5.000%	07/15/27		525	550,931
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23		750	787,111
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	03/01/23		41	41,654
4.750%	03/01/30		572	583,380
5.000%	02/01/28		214	224,360
5.125%	05/01/27	(a)	1,666	1,762,986
5.375%	06/01/29	(a)	1,585	1,700,158
5.875%	05/01/27		42	44,598
CDK Global, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/27	(a)	842	891,056
Sr. Unsec’d. Notes, 144A
5.250%	05/15/29		154	165,177
CDW LLC/CDW Finance Corp.,
Gtd. Notes
4.250%	04/01/28		82	86,070
5.000%	09/01/25	(a)	849	886,963
5.500%	12/01/24	(a)	546	606,327
Cedar Fair LP,
Gtd. Notes, 144A
5.250%	07/15/29		519	559,275
Cengage Learning Acquistions, Inc., Escrow Shares,
Sr. Sec’d. Notes
0.000%	04/15/99	^	356	—
0.000%	12/31/99	^	69	—
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	01/15/25		62	64,308
Sr. Unsec’d. Notes, 144A
4.250%	12/15/27		801	824,764
4.625%	12/15/29		1,883	1,982,964
5.375%	06/01/26		394	418,700
Centennial Resource Production LLC,
Gtd. Notes, 144A
6.875%	04/01/27	(a)	244	253,731
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
2.950%	03/01/30		200	197,829
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/25	(a)	385	409,607
Sr. Unsec’d. Notes, 144A
5.125%	12/15/26	(a)	871	886,033
Sr. Unsec’d. Notes, Series P
7.600%	09/15/39		195	203,426

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Sr. Unsec’d. Notes, Series U
7.650%	03/15/42	(a)	391	$410,124
Sr. Unsec’d. Notes, Series W
6.750%	12/01/23	(a)	454	506,757
Sr. Unsec’d. Notes, Series Y
7.500%	04/01/24	(a)	642	724,911
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	03/01/25	(a)	908	937,816
Charles River Laboratories International, Inc.,
Gtd. Notes, 144A
4.250%	05/01/28	(a)	242	246,773
5.500%	04/01/26	(a)	422	454,710
Charter Communications Operating LLC/Charter Communications
Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20		255	256,639
4.464%	07/23/22		1,500	1,576,830
5.375%	04/01/38	(a)	700	798,688
5.375%	05/01/47		1,200	1,348,773
Chemours Co. (The),
Gtd. Notes
5.375%	05/15/27		274	244,096
6.625%	05/15/23	(a)	246	247,827
Cheniere Energy Partners LP,
Gtd. Notes
5.625%	10/01/26		539	570,048
Gtd. Notes, 144A
4.500%	10/01/29	(a)	732	751,865
Sr. Sec’d. Notes
5.250%	10/01/25		33	34,356
Chesapeake Energy Corp.,
Gtd. Notes
4.875%	04/15/22		840	665,765
5.750%	03/15/23		251	169,824
6.625%	08/15/20		269	262,571
Sec’d. Notes, 144A
11.500%	01/01/25		641	606,082
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A
7.500%	04/15/25	(a)	420	421,219
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	03/15/26	(a)	873	905,455
8.625%	01/15/24	(a)	679	720,688
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24	(a)	655	690,027
Churchill Downs, Inc.,
Gtd. Notes, 144A
4.750%	01/15/28	(a)	360	372,445
5.500%	04/01/27		975	1,033,547
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23		840	881,332

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Cincinnati Bell, Inc.,
Gtd. Notes, 144A
7.000%	07/15/24	(a)	341	$357,405
8.000%	10/15/25		170	180,146
CIT Group, Inc.,
Jr. Sub. Notes, Series A
5.800%(ff)	—	(rr)	290	297,402
Sr. Unsec’d. Notes, GMTN
6.000%	04/01/36		526	549,453
Citibank NA,
Sr. Unsec’d. Notes
2.844%(ff)	05/20/22	(a)	360	364,332
3.650%	01/23/24	(a)	1,285	1,360,089
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.142%(ff)	01/24/23		1,000	1,020,274
3.352%(ff)	04/24/25		990	1,029,821
3.520%(ff)	10/27/28		3,570	3,758,935
3.878%(ff)	01/24/39	(a)	200	220,088
4.650%	07/23/48		340	424,546
Sub. Notes
4.750%	05/18/46		420	502,260
Citizens Bank NA,
Sr. Unsec’d. Notes
2.250%	03/02/20		375	375,038
Clean Harbors, Inc.,
Gtd. Notes, 144A
4.875%	07/15/27	(a)	317	334,706
5.125%	07/15/29	(a)	271	290,050
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, 144A
9.250%	02/15/24	(a)	1,400	1,552,494
Sr. Sec’d. Notes, 144A
5.125%	08/15/27	(a)	2,007	2,089,058
Clearway Energy Operating LLC,
Gtd. Notes
5.750%	10/15/25	(a)	233	245,911
Gtd. Notes, 144A
4.750%	03/15/28		319	323,845
CNX Resources Corp.,
Gtd. Notes
5.875%	04/15/22		888	888,067
Colfax Corp.,
Gtd. Notes, 144A
6.000%	02/15/24		587	625,383
6.375%	02/15/26		324	353,744
Comcast Corp.,
Gtd. Notes
2.650%	02/01/30	(a)	1,205	1,209,466
3.250%	11/01/39		550	558,180
4.600%	10/15/38		700	833,599
4.700%	10/15/48		500	615,557
CommScope, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	03/01/24		750	782,910
6.000%	03/01/26		311	330,921

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Comstock Resources, Inc.,
Gtd. Notes
9.750%	08/15/26		251	$227,546
Connecticut Light & Power Co. (The),
First Ref. Mortgage
4.000%	04/01/48	(a)	200	229,870
CONSOL Energy, Inc.,
Sec’d. Notes, 144A
11.000%	11/15/25		584	496,336
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.200%	03/15/42		200	222,420
Sr. Unsec’d. Notes, Series E
4.650%	12/01/48	(a)	250	303,448
Constellium SE,
Gtd. Notes, 144A
5.750%	05/15/24	(a)	653	672,497
5.875%	02/15/26	(a)	1,151	1,218,526
6.625%	03/01/25	(a)	452	470,131
Core & Main Holdings LP,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.625% or PIK 9.375%
8.625%	09/15/24	(a)	542	563,288
Core & Main LP,
Sr. Unsec’d. Notes, 144A
6.125%	08/15/25	(a)	1,090	1,136,327
Covey Park Energy LLC/Covey Park Finance Corp.,
Gtd. Notes, 144A
7.500%	05/15/25		321	276,298
CPG Merger Sub LLC,
Gtd. Notes, 144A
8.000%	10/01/21		390	390,928
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes, 144A
5.625%	05/01/27	(a)	479	486,159
Crown Americas LLC/Crown Americas Capital Corp. V,
Gtd. Notes
4.250%	09/30/26	(a)	595	623,227
Crown Americas LLC/Crown Americas Capital Corp. VI,
Gtd. Notes
4.750%	02/01/26	(a)	280	296,185
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.250%	09/01/21		195	195,599
3.100%	11/15/29	(a)	600	608,499
3.200%	09/01/24		425	440,151
3.650%	09/01/27		1,400	1,481,873
4.300%	02/15/29	(a)	450	498,477
5.250%	01/15/23		1,200	1,303,617
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	10/15/25		1,316	1,341,521
CSC Holdings LLC,
Gtd. Notes, 144A
5.375%	07/15/23		500	513,511
5.375%	02/01/28		600	641,182
5.500%	05/15/26		292	309,326
6.500%	02/01/29		279	311,554

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
6.625%	10/15/25		6	$6,393
Sr. Unsec’d. Notes
5.250%	06/01/24	(a)	390	420,325
Sr. Unsec’d. Notes, 144A
5.750%	01/15/30		625	666,944
7.750%	07/15/25		201	214,330
10.875%	10/15/25		1,593	1,792,872
CSX Corp.,
Sr. Unsec’d. Notes
4.500%	03/15/49		125	146,086
CVS Health Corp.,
Sr. Unsec’d. Notes
3.000%	08/15/26		285	290,708
3.350%	03/09/21		505	512,985
Darling Ingredients, Inc.,
Gtd. Notes, 144A
5.250%	04/15/27		137	145,607
DCP Midstream Operating LP,
Gtd. Notes
5.125%	05/15/29		122	126,762
5.375%	07/15/25		68	73,976
Gtd. Notes, 144A
6.450%	11/03/36		520	546,658
6.750%	09/15/37		334	353,380
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
7.125%	06/15/24	(a)	657	694,300
Sr. Sec’d. Notes, 144A
8.350%	07/15/46	(a)	500	683,476
Denbury Resources, Inc.,
Sec’d. Notes, 144A
9.000%	05/15/21		425	415,340
9.250%	03/31/22		67	62,980
DH Europe Finance II Sarl,
Gtd. Notes
2.600%	11/15/29		305	304,116
3.250%	11/15/39		285	287,969
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sr. Sec’d. Notes, 144A
5.375%	08/15/26		750	759,909
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23	(a)	734	752,242
5.875%	07/15/22		1,074	1,140,886
5.875%	11/15/24		179	183,208
6.750%	06/01/21		325	341,966
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.200%	05/15/28		87	93,354
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series C
4.050%	09/15/42		400	419,699
DTE Energy Co.,
Sr. Unsec’d. Notes, Series B
2.600%	06/15/22		180	181,526
Sr. Unsec’d. Notes, Series D
3.700%	08/01/23		580	604,363

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Duke Energy Carolinas LLC,
First Mortgage
3.200%	08/15/49		120	$119,221
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.750%	09/01/46		95	97,823
Duke Energy Florida LLC,
First Mortgage
3.800%	07/15/28		685	750,528
3.850%	11/15/42		400	431,706
Dun & Bradstreet Corp. (The),
Sr. Sec’d. Notes, 144A
6.875%	08/15/26	(a)	794	876,711
Sr. Unsec’d. Notes, 144A
10.250%	02/15/27	(a)	880	1,015,898
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
3.766%	11/15/20		350	355,273
Eagle Holding Co. II LLC,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.625% or PIK 8.375%
7.625%	05/15/22		82	83,225
Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%
7.750%	05/15/22		417	423,131
Eldorado Resorts, Inc.,
Gtd. Notes
6.000%	09/15/26	(a)	142	156,832
Element Solutions, Inc.,
Gtd. Notes, 144A
5.875%	12/01/25	(a)	1,840	1,923,487
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/30/26		692	713,082
5.750%	01/30/28		498	523,867
Energizer Holdings, Inc.,
Gtd. Notes, 144A
7.750%	01/15/27	(a)	297	332,114
EnLink Midstream LLC,
Gtd. Notes
5.375%	06/01/29		91	85,630
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.150%	06/01/25		20	18,847
4.400%	04/01/24		205	198,861
4.850%	07/15/26		48	45,050
5.050%	04/01/45		35	27,668
5.600%	04/01/44		182	147,468
Entegris, Inc.,
Gtd. Notes, 144A
4.625%	02/10/26		228	235,842
Entercom Media Corp.,
Sec’d. Notes, 144A
6.500%	05/01/27		252	269,465
Entergy Texas, Inc.,
First Mortgage
3.550%	09/30/49		190	193,763

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Enterprise Products Operating LLC,
Gtd. Notes
4.150%	10/16/28		700	$773,353
Envision Healthcare Corp.,
Gtd. Notes, 144A
8.750%	10/15/26		236	147,571
EPR Properties,
Gtd. Notes
4.950%	04/15/28		50	54,682
Equinix, Inc.,
Sr. Unsec’d. Notes
2.875%	03/15/24		EUR 100	115,943
3.200%	11/18/29	(a)	630	632,848
Estee Lauder Cos., Inc. (The),
Sr. Unsec’d. Notes
2.375%	12/01/29		410	409,470
Evergy, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/29		450	447,412
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22	(a)	1,000	1,026,029
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.750%	10/01/41	(a)	300	344,850
Expedia Group, Inc.,
Gtd. Notes
3.800%	02/15/28		667	680,086
Gtd. Notes, 144A
3.250%	02/15/30		106	102,155
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A
5.625%	02/01/26		309	184,472
7.375%	05/15/24		711	442,192
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.726%	03/01/23	(a)	520	532,148
Fair Isaac Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	06/15/28		183	184,503
Fidelity National Financial, Inc.,
Sr. Unsec’d. Notes
5.500%	09/01/22		475	513,965
Fifth Third Bancorp,
Sr. Unsec’d. Notes
2.375%	01/28/25		300	300,923
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A
7.875%	11/15/25		263	265,208
Flexi-Van Leasing, Inc.,
Sec’d. Notes, 144A
10.000%	02/15/23		120	114,002
Florida Power & Light Co.,
First Mortgage
3.990%	03/01/49		300	344,657

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
FMC Corp.,
Sr. Unsec’d. Notes
3.200%	10/01/26		805	$826,087
3.450%	10/01/29		725	749,816
Ford Motor Co.,
Sr. Unsec’d. Notes
4.346%	12/08/26	(a)	500	514,782
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.425%	06/12/20		790	790,134
3.336%	03/18/21		685	689,779
3.813%	10/12/21		585	595,093
4.134%	08/04/25		300	303,966
5.113%	05/03/29		700	721,515
Fortress Transportation & Infrastructure Investors LLC,
Sr. Unsec’d. Notes, 144A
6.500%	10/01/25		94	99,234
6.750%	03/15/22		87	90,792
Fox Corp.,
Sr. Unsec’d. Notes, 144A
4.030%	01/25/24		360	383,469
Freeport-McMoRan, Inc.,
Gtd. Notes
3.550%	03/01/22		35	35,537
3.875%	03/15/23		1,327	1,353,533
5.000%	09/01/27		134	141,334
5.250%	09/01/29	(a)	183	196,050
5.450%	03/15/43		2,141	2,217,501
frontdoor, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	08/15/26		340	371,773
Frontier Communications Corp.,
Sr. Sec’d. Notes, 144A
8.000%	04/01/27	(a)	2,069	2,167,122
FS KKR Capital Corp.,
Sr. Unsec’d. Notes
4.125%	02/01/25		230	233,451
4.625%	07/15/24		320	333,377
Gartner, Inc.,
Gtd. Notes, 144A
5.125%	04/01/25		213	221,974
Gates Global LLC/Gates Global Co.,
Gtd. Notes, 144A
6.250%	01/15/26	(a)	283	287,722
GCI LLC,
Sr. Unsec’d. Notes, 144A
6.625%	06/15/24		170	185,061
GCP Applied Technologies, Inc.,
Gtd. Notes, 144A
5.500%	04/15/26		129	135,073
General Motors Co.,
Sr. Unsec’d. Notes
5.200%	04/01/45	(a)	750	757,681
5.950%	04/01/49		10	11,107
General Motors Financial Co., Inc.,
Gtd. Notes
2.650%	04/13/20		440	440,488

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
3.450%	04/10/22		775	$792,637
3.700%	05/09/23		900	928,782
4.200%	03/01/21		800	816,810
4.350%	01/17/27	(a)	200	210,300
5.250%	03/01/26		305	338,184
Sr. Unsec’d. Notes
3.550%	07/08/22	(a)	1,180	1,214,360
4.150%	06/19/23		695	730,628
4.200%	11/06/21	(a)	835	864,810
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
5.625%	06/15/24		46	44,558
6.000%	05/15/23		87	86,122
6.250%	05/15/26		89	84,778
6.500%	10/01/25		174	169,295
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings LLC,
Gtd. Notes, 144A
10.000%	11/30/24	(a)	1,265	1,366,853
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.550%	09/01/20		890	893,629
Global Payments, Inc.,
Sr. Unsec’d. Notes
3.200%	08/15/29		850	865,639
3.800%	04/01/21		245	249,631
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.350%	09/01/24		115	117,590
4.000%	01/15/30		525	537,564
5.250%	06/01/25		847	930,656
5.375%	11/01/23	(a)	700	763,451
5.375%	04/15/26		1,230	1,361,027
5.750%	06/01/28		350	397,590
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A
5.250%	12/01/27		255	268,119
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc.,
Sr. Sec’d. Notes, 144A
9.875%	05/01/24	(a)	631	668,798
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		1,633	1,689,525
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes
4.950%(ff)	—	(rr)	185	190,704
Jr. Sub. Notes, Series P
5.000%(ff)	—	(rr)	138	139,262
Sr. Unsec’d. Notes
2.350%	11/15/21		370	371,034
2.875%	02/25/21		875	883,631
3.000%	04/26/22		800	809,541
3.272%(ff)	09/29/25		900	932,135
3.625%	01/22/23		200	208,460
3.750%	02/25/26		100	106,184
4.017%(ff)	10/31/38	(a)	700	759,644
4.411%(ff)	04/23/39	(a)	300	339,613

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
5.750%	01/24/22		600	$643,487
Sub. Notes
6.750%	10/01/37		150	207,522
Graham Holdings Co.,
Gtd. Notes, 144A
5.750%	06/01/26		197	210,067
Graphic Packaging International LLC,
Gtd. Notes, 144A
4.750%	07/15/27		99	106,596
Great Western Petroleum LLC/Great Western Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.000%	09/30/21		460	410,734
Greif, Inc.,
Gtd. Notes, 144A
6.500%	03/01/27		67	72,527
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25		214	222,130
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.,
Sr. Sec’d. Notes, 144A
7.375%	12/15/23		396	403,120
Group 1 Automotive, Inc.,
Gtd. Notes, 144A
5.250%	12/15/23		53	54,488
GTCR AP Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.000%	05/15/27		335	348,104
Harland Clarke Holdings Corp.,
Sr. Sec’d. Notes, 144A
8.375%	08/15/22		154	125,536
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.600%	08/19/49		70	71,920
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.900%	11/19/29		400	402,678
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	(a)	796	880,908
5.375%	09/01/26		401	447,335
5.625%	09/01/28	(a)	885	1,009,409
5.875%	02/01/29		916	1,058,798
Sr. Sec’d. Notes
5.000%	03/15/24		200	218,629
5.250%	04/15/25		738	826,552
5.250%	06/15/49		410	457,827
5.500%	06/15/47		600	686,850
HD Supply, Inc.,
Gtd. Notes, 144A
5.375%	10/15/26		2,275	2,416,760
Herc Holdings, Inc.,
Gtd. Notes, 144A
5.500%	07/15/27		463	489,066
Hertz Corp. (The),
Gtd. Notes, 144A
6.000%	01/15/28	(a)	365	365,954

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Sec’d. Notes, 144A
7.625%	06/01/22		156	$162,186
Hess Midstream Operations LP,
Gtd. Notes, 144A
5.625%	02/15/26		166	173,443
Sr. Unsec’d. Notes, 144A
5.125%	06/15/28		174	176,364
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
3.500%	10/05/21		125	127,963
Hill-Rom Holdings, Inc.,
Gtd. Notes, 144A
4.375%	09/15/27		105	107,827
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.250%	09/01/24		96	97,934
4.875%	01/15/30	(a)	1,427	1,514,402
5.125%	05/01/26		378	398,215
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27	(a)	221	235,097
Hologic, Inc.,
Gtd. Notes, 144A
4.375%	10/15/25	(a)	217	224,391
4.625%	02/01/28		168	178,080
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.875%	12/16/36		200	275,541
Howard Hughes Corp. (The),
Sr. Unsec’d. Notes, 144A
5.375%	03/15/25		229	239,626
HUB International Ltd.,
Sr. Unsec’d. Notes, 144A
7.000%	05/01/26	(a)	1,421	1,507,616
Hughes Satellite Systems Corp.,
Sr. Sec’d. Notes
5.250%	08/01/26		197	216,450
Humana, Inc.,
Sr. Unsec’d. Notes
2.900%	12/15/22		610	621,733
Huntington National Bank (The),
Sr. Unsec’d. Notes
2.375%	03/10/20		520	520,047
IAA, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	06/15/27	(a)	416	444,675
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
6.250%	02/01/22		114	116,402
6.250%	05/15/26	(a)	520	554,750
6.750%	02/01/24		2	2,078
Gtd. Notes, 144A
4.750%	09/15/24		90	92,698
5.250%	05/15/27		404	413,896
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
6.375%	05/01/26		189	205,950

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Sr. Sec’d. Notes, 144A
4.750%	01/15/28		88	$90,111
5.250%	08/15/27		212	222,128
IHS Markit Ltd.,
Sr. Unsec’d. Notes
4.125%	08/01/23	(a)	1,001	1,062,563
4.250%	05/01/29		700	756,903
4.750%	08/01/28		265	295,539
Immucor, Inc.,
Gtd. Notes, 144A
11.125%	02/15/22		116	115,659
Indigo Natural Resources LLC,
Sr. Unsec’d. Notes, 144A
6.875%	02/15/26	(a)	347	328,276
Infor US, Inc.,
Gtd. Notes
6.500%	05/15/22		2,886	2,934,353
Informatica LLC,
Sr. Unsec’d. Notes, 144A
7.125%	07/15/23		775	787,949
Installed Building Products, Inc.,
Gtd. Notes, 144A
5.750%	02/01/28		142	151,701
Intercontinental Exchange, Inc.,
Gtd. Notes
3.750%	12/01/25	(a)	790	854,944
Sr. Unsec’d. Notes
3.750%	09/21/28		235	256,943
International Business Machines Corp.,
Sr. Unsec’d. Notes
2.850%	05/13/22		1,500	1,532,556
4.250%	05/15/49	(a)	205	233,852
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	10/01/21		145	148,956
IQVIA, Inc.,
Gtd. Notes
3.250%	03/15/25		EUR 200	228,869
Gtd. Notes, 144A
3.250%	03/15/25		EUR 100	114,435
5.000%	10/15/26		503	530,408
5.000%	05/15/27	(a)	685	725,463
IRB Holding Corp.,
Gtd. Notes, 144A
6.750%	02/15/26		98	102,601
Iron Mountain UK PLC,
Gtd. Notes, EMTN
3.875%	11/15/25		GBP 100	135,536
Iron Mountain, Inc.,
Gtd. Notes
3.000%	01/15/25		EUR 100	115,342
Gtd. Notes, 144A
4.875%	09/15/27		287	296,037
4.875%	09/15/29		315	320,356
iStar, Inc.,
Sr. Unsec’d. Notes
5.250%	09/15/22		81	83,045

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Itron, Inc.,
Gtd. Notes, 144A
5.000%	01/15/26		30	$31,146
J.M. Smucker Co. (The),
Sr. Unsec’d. Notes
2.500%	03/15/20		325	325,265
Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
Gtd. Notes, 144A
6.375%	08/01/23		1,751	1,809,880
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25		1,067	1,106,881
5.875%	07/15/24		529	544,252
6.750%	02/15/28		385	425,721
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29		914	1,019,356
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		562	603,838
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25		167	171,636
4.875%	12/15/27		25	25,543
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.300%	06/07/21		1,170	1,177,230
2.600%	03/07/24		275	281,038
Johnson & Johnson,
Sr. Unsec’d. Notes
2.950%	03/03/27	(a)	752	787,805
3.400%	01/15/38		275	294,445
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	—	(rr)	1,295	1,353,134
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
5.406%(c)	—	(rr)	195	196,796
Jr. Sub. Notes, Series R
6.000%(ff)	—	(rr)	7	7,539
Jr. Sub. Notes, Series S
6.750%(ff)	—	(rr)	150	169,791
Jr. Sub. Notes, Series V, 3 Month LIBOR + 3.320%
5.419%(c)	—	(rr)	550	554,603
Jr. Sub. Notes, Series X
6.100%(ff)	—	(rr)	130	142,135
Jr. Sub. Notes, Series Z
5.300%(ff)	—	(rr)	484	488,466
Sr. Unsec’d. Notes
2.400%	06/07/21		800	805,090
2.700%	05/18/23		800	815,827
2.950%	10/01/26		800	824,555
3.200%	01/25/23		200	206,984
3.220%(ff)	03/01/25		900	932,854
3.250%	09/23/22	(a)	400	413,325
3.882%(ff)	07/24/38		500	553,344
3.964%(ff)	11/15/48		640	722,478
4.350%	08/15/21		400	415,376

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Sub. Notes
3.375%	05/01/23			500	$520,129
3.875%	09/10/24			700	748,899
Kaiser Aluminum Corp.,
Gtd. Notes, 144A
4.625%	03/01/28			182	186,589
Kansas City Southern,
Gtd. Notes
2.875%	11/15/29			235	234,530
KAR Auction Services, Inc.,
Gtd. Notes, 144A
5.125%	06/01/25			108	112,341
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.551%	05/25/21			640	653,766
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
3.000%	10/30/29			170	170,815
4.600%	04/06/27			275	305,382
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
Gtd. Notes, 144A
5.250%	06/01/26			290	306,271
Kratos Defense & Security Solutions, Inc.,
Sr. Sec’d. Notes, 144A
6.500%	11/30/25	(a)		520	557,222
L Brands, Inc.,
Gtd. Notes
6.750%	07/01/36			51	44,669
6.875%	11/01/35			465	417,570
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes, 144A
4.950%	02/15/21			966	989,383
LABL Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
6.750%	07/15/26			428	455,647
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.250%	10/01/25	(a)		358	372,571
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
2.900%	06/25/25	(a)		530	536,157
3.500%	08/18/26			1,850	1,912,790
3.900%	08/08/29			258	269,668
LCPR Senior Secured Financing DAC,
Sr. Sec’d. Notes, 144A
6.750%	10/15/27			400	426,098
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, EMTN
2.450%	02/05/14	(d)	EUR	900	13,660
4.750%	01/16/14	(d)	EUR	415	6,163
5.375%	10/17/12	(d)	EUR	50	733
Lennar Corp.,
Gtd. Notes
4.750%	11/29/27	(a)		936	1,009,443
4.875%	12/15/23			19	20,355
5.250%	06/01/26			230	252,220

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Level 3 Financing, Inc.,
Gtd. Notes
5.250%	03/15/26		578	$602,469
5.375%	05/01/25		40	41,387
Gtd. Notes, 144A
4.625%	09/15/27		160	163,983
Lions Gate Capital Holdings LLC,
Gtd. Notes, 144A
5.875%	11/01/24		204	205,075
6.375%	02/01/24		28	29,213
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.750%	10/15/27	(a)	215	222,513
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.500%	11/23/20		460	462,584
Manitowoc Co., Inc. (The),
Sec’d. Notes, 144A
9.000%	04/01/26		108	113,380
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	05/20/49		600	697,245
Marriott Ownership Resorts, Inc./ILG LLC,
Gtd. Notes
6.500%	09/15/26		42	45,848
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.300%	03/14/23		140	144,426
4.200%	03/01/48		150	169,537
4.350%	01/30/47		45	51,920
4.750%	03/15/39	(a)	220	265,483
4.900%	03/15/49	(a)	1,495	1,895,375
Masco Corp.,
Sr. Unsec’d. Notes
4.450%	04/01/25		100	108,749
Masonite International Corp.,
Gtd. Notes, 144A
5.375%	02/01/28		193	204,473
5.750%	09/15/26		35	37,162
Mastercard, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26		920	959,723
2.950%	06/01/29		315	328,486
3.500%	02/26/28		425	459,047
3.650%	06/01/49		950	1,054,270
Matador Resources Co.,
Gtd. Notes
5.875%	09/15/26		385	387,516
Mattel, Inc.,
Gtd. Notes, 144A
5.875%	12/15/27		330	348,023
6.750%	12/31/25		804	863,504
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/24		1,588	1,637,820

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Maxim Integrated Products, Inc.,
Sr. Unsec’d. Notes
3.450%	06/15/27		1,249	$1,287,880
McCormick & Co., Inc.,
Sr. Unsec’d. Notes
2.700%	08/15/22		625	634,532
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.625%	01/15/22		800	811,127
3.250%	06/10/24	(a)	800	839,700
3.500%	03/01/27		405	431,948
4.875%	12/09/45		15	18,116
MDC Holdings, Inc.,
Gtd. Notes
6.000%	01/15/43		148	154,246
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23		162	166,118
6.250%	01/15/27	(a)	798	818,231
Medtronic, Inc.,
Gtd. Notes
3.150%	03/15/22		230	236,505
Meredith Corp.,
Gtd. Notes
6.875%	02/01/26		68	70,712
Meritage Homes Corp.,
Gtd. Notes
5.125%	06/06/27		64	68,305
MetLife, Inc.,
Sr. Unsec’d. Notes
3.048%	12/15/22	(a)	900	929,612
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26		734	772,513
4.500%	01/15/28		955	998,414
5.625%	05/01/24		770	841,652
Gtd. Notes, 144A
5.750%	02/01/27		30	33,525
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26	(a)	137	144,776
5.750%	06/15/25		128	143,331
6.000%	03/15/23		504	553,868
7.750%	03/15/22		755	843,618
MidAmerican Energy Co.,
First Mortgage
3.150%	04/15/50		290	286,135
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
5.375%	08/15/27		189	200,022
Mississippi Power Co.,
Sr. Unsec’d. Notes
4.250%	03/15/42		300	320,654
Mobile Mini, Inc.,
Gtd. Notes
5.875%	07/01/24		572	594,793

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/22		188	$200,115
Sr. Unsec’d. Notes, 144A
4.875%	06/15/25		284	291,993
Momentive Performance Materials, Inc.,
Sr. Sec’d. Notes
8.875%	10/15/20	^(d)	566	—
Mondelez International, Inc.,
Sr. Unsec’d. Notes
3.625%	02/13/26	(a)	720	769,654
Moog, Inc.,
Gtd. Notes, 144A
4.250%	12/15/27		165	167,940
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
5.611%(c)	—	(rr)	639	643,447
Sr. Unsec’d. Notes
2.800%	06/16/20		995	998,645
Sr. Unsec’d. Notes, GMTN
4.000%	07/23/25		365	394,833
4.431%(ff)	01/23/30		910	1,028,212
Sr. Unsec’d. Notes, MTN
2.625%	11/17/21		800	809,113
2.750%	05/19/22		600	610,000
Sub. Notes, MTN
4.100%	05/22/23		1,300	1,371,510
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
7.125%	06/01/24		868	840,391
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
4.625%	08/01/29		592	610,718
5.000%	10/15/27	(a)	1,289	1,369,934
MSCI, Inc.,
Gtd. Notes, 144A
4.000%	11/15/29		91	92,447
4.750%	08/01/26		46	48,275
Mueller Water Products, Inc.,
Gtd. Notes, 144A
5.500%	06/15/26	(a)	354	373,968
Murphy Oil Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/25		116	121,591
5.875%	12/01/27		177	185,219
5.875%	12/01/42		117	106,938
Murphy Oil USA, Inc.,
Gtd. Notes
4.750%	09/15/29		191	201,615
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21	(a)	229	227,712
5.500%	01/15/23		55	53,034
Nasdaq, Inc.,
Sr. Unsec’d. Notes
3.850%	06/30/26		32	34,336

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
3.700%	03/15/29			600	$654,288
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23			394	418,006
9.125%	07/15/26			260	288,085
Navient Corp.,
Sr. Unsec’d. Notes
5.875%	10/25/24			221	236,553
6.625%	07/26/21			216	228,442
6.750%	06/25/25	(a)		131	145,160
6.750%	06/15/26			115	126,444
7.250%	09/25/23			97	109,717
Sr. Unsec’d. Notes, MTN
6.125%	03/25/24			37	40,106
Navistar International Corp.,
Gtd. Notes, 144A
6.625%	11/01/25	(a)		284	290,448
NBCUniversal Enterprise, Inc.,
Jr. Sub. Notes, 144A
5.250%	—	(rr)		100	103,019
NCR Corp.,
Gtd. Notes, 144A
5.750%	09/01/27			142	151,346
6.125%	09/01/29	(a)		344	373,502
Netflix, Inc.,
Sr. Unsec’d. Notes
3.625%	06/15/30		EUR	100	115,432
3.875%	11/15/29		EUR	100	118,882
4.875%	04/15/28	(a)		297	309,265
5.875%	11/15/28			725	804,493
Sr. Unsec’d. Notes, 144A
4.875%	06/15/30			562	571,490
5.375%	11/15/29	(a)		540	575,492
New Enterprise Stone & Lime Co., Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26			90	94,331
Sr. Unsec’d. Notes, 144A
10.125%	04/01/22			167	176,523
Newmark Group, Inc.,
Sr. Unsec’d. Notes
6.125%	11/15/23			122	134,295
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.750%	11/01/29			35	35,045
3.550%	05/01/27			570	604,800
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	07/15/24			587	610,706
4.250%	09/15/24			125	130,100
4.500%	09/15/27	(a)		167	174,321
NFP Corp.,
Sr. Unsec’d. Notes, 144A
8.000%	07/15/25			120	120,019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
7.768%	12/15/37			385	$492,623
Nielsen Co. Luxembourg SARL (The),
Gtd. Notes, 144A
5.000%	02/01/25	(a)		110	113,492
NiSource, Inc.,
Sr. Unsec’d. Notes
3.650%	06/15/23			1,160	1,206,522
Noble Holding International Ltd.,
Gtd. Notes
7.750%	01/15/24			22	11,858
Gtd. Notes, 144A
7.875%	02/01/26			167	122,018
Northern States Power Co.,
First Mortgage
3.600%	09/15/47			300	320,388
Novelis Corp.,
Gtd. Notes, 144A
5.875%	09/30/26			1,102	1,174,615
6.250%	08/15/24			805	843,388
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28	(a)		43	46,864
6.625%	01/15/27			674	733,108
Gtd. Notes, 144A
5.250%	06/15/29			913	990,148
Sr. Sec’d. Notes, 144A
3.750%	06/15/24			165	170,539
4.450%	06/15/29			556	583,824
Nuance Communications, Inc.,
Gtd. Notes
5.625%	12/15/26	(a)		379	404,447
NuStar Logistics LP,
Gtd. Notes
6.000%	06/01/26			204	216,063
NVA Holdings, Inc.,
Gtd. Notes, 144A
6.875%	04/01/26			145	158,122
OI European Group BV,
Gtd. Notes
2.875%	02/15/25		EUR	100	116,188
Omega Healthcare Investors, Inc.,
Gtd. Notes
4.500%	04/01/27	(a)		1,100	1,187,735
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
2.950%	04/01/25			1,000	1,036,036
7.000%	05/01/32			100	142,329
ONEOK Partners LP,
Gtd. Notes
6.125%	02/01/41	(a)		500	598,204
ONEOK, Inc.,
Gtd. Notes
2.750%	09/01/24	(a)		545	548,899
4.000%	07/13/27			400	424,277
4.350%	03/15/29			697	755,335

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
4.450%	09/01/49			500	$516,738
4.550%	07/15/28			500	549,121
5.200%	07/15/48			150	170,685
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA,
Sr. Unsec’d. Notes, 144A
6.625%	05/15/22	(a)		2,202	2,191,808
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A
4.625%	03/15/30	(a)		221	224,929
5.000%	08/15/27	(a)		443	463,081
Owl Rock Capital Corp.,
Sr. Unsec’d. Notes
4.000%	03/30/25			130	130,443
5.250%	04/15/24			100	106,137
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.900%	02/07/23	(a)		680	679,740
Pacific Drilling SA,
Sr. Sec’d. Notes, 144A
8.375%	10/01/23			694	634,970
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.,
Gtd. Notes, 144A
8.500%	05/15/27			1,880	1,997,615
Sr. Sec’d. Notes
4.375%	05/15/26		EUR	101	118,698
Sr. Sec’d. Notes, 144A
6.250%	05/15/26			1,475	1,594,024
Par Pharmaceutical, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/01/27	(a)		907	906,038
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.250%	08/15/25			64	65,854
5.375%	01/15/25			140	144,242
5.625%	10/15/27	(a)		471	498,440
6.250%	06/01/24			209	217,744
Pattern Energy Group, Inc.,
Gtd. Notes, 144A
5.875%	02/01/24			380	391,304
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.200%	09/26/22			650	654,035
2.850%	10/01/29			1,750	1,764,687
PBF Holding Co. LLC/PBF Finance Corp.,
Gtd. Notes
7.250%	06/15/25			145	155,078
PDC Energy, Inc.,
Gtd. Notes
5.750%	05/15/26			175	174,228
6.125%	09/15/24			37	37,775
PECO Energy Co.,
First Mortgage
2.375%	09/15/22			1,000	1,010,623
Penske Automotive Group, Inc.,
Gtd. Notes
5.500%	05/15/26	(a)		167	175,655

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.750%	03/01/23	(a)	600	$616,269
2.875%	10/15/49		440	424,249
4.000%	03/05/42		100	113,386
Performance Food Group, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	10/15/27		304	324,521
PetSmart, Inc.,
Gtd. Notes, 144A
7.125%	03/15/23		57	55,874
Sr. Sec’d. Notes, 144A
5.875%	06/01/25	(a)	430	439,117
Pfizer, Inc.,
Sr. Unsec’d. Notes
7.200%	03/15/39	(a)	400	627,100
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.000%	02/21/20		2,000	1,999,890
4.125%	03/04/43		300	323,150
4.250%	11/10/44	(a)	600	663,611
6.375%	05/16/38		600	832,583
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.150%	12/15/29		1,180	1,174,367
Polaris Intermediate Corp.,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.500% or PIK 9.250%
8.500%	12/01/22	(a)	472	438,781
Post Holdings, Inc.,
Gtd. Notes, 144A
5.500%	03/01/25		171	179,365
5.500%	12/15/29		264	281,843
5.625%	01/15/28	(a)	388	418,812
5.750%	03/01/27		203	218,436
PPL Capital Funding, Inc.,
Gtd. Notes
4.000%	09/15/47		200	203,966
PQ Corp.,
Gtd. Notes, 144A
5.750%	12/15/25	(a)	779	818,853
Sr. Sec’d. Notes, 144A
6.750%	11/15/22		12	12,427
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23		34	35,636
Sr. Sec’d. Notes, 144A
5.250%	04/15/24	(a)	673	713,612
5.750%	04/15/26	(a)	215	233,852
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22		100	102,061
4.400%	01/15/21		500	509,828
PSEG Power LLC,
Gtd. Notes
3.850%	06/01/23	(a)	900	944,936
4.150%	09/15/21		250	257,055

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Puget Sound Energy, Inc.,
First Mortgage
4.223%	06/15/48			155	$178,387
PulteGroup, Inc.,
Gtd. Notes
6.000%	02/15/35			163	182,165
6.375%	05/15/33	(a)		265	310,100
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23			109	108,459
5.375%	10/01/22			388	391,231
5.625%	03/01/26			308	300,724
6.875%	03/01/21			114	117,405
Qorvo, Inc.,
Gtd. Notes
5.500%	07/15/26	(a)		230	244,779
Gtd. Notes, 144A
4.375%	10/15/29			90	94,289
Qualitytech LP/QTS Finance Corp.,
Gtd. Notes, 144A
4.750%	11/15/25			203	210,392
Rackspace Hosting, Inc.,
Gtd. Notes, 144A
8.625%	11/15/24	(a)		211	206,367
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	02/15/25	(a)		176	176,858
6.875%	02/15/23			73	74,629
Range Resources Corp.,
Gtd. Notes
5.000%	08/15/22			154	150,900
5.750%	06/01/21	(a)		270	271,277
5.875%	07/01/22			79	78,241
RBS Global, Inc./Rexnord LLC,
Gtd. Notes, 144A
4.875%	12/15/25			632	653,672
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26	(a)		979	1,102,833
Sr. Sec’d. Notes
4.500%	05/15/26		EUR	118	144,139
Sr. Sec’d. Notes, 144A
4.500%	05/15/26		EUR	490	598,544
6.250%	05/15/26			249	272,100
RegionalCare Hospital Partners Holdings, Inc.,
Sr. Sec’d. Notes, 144A
8.250%	05/01/23			15	15,924
Regions Bank,
Sr. Unsec’d. Notes
2.750%	04/01/21	(a)		250	251,982
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Gtd. Notes, 144A
7.000%	07/15/24			361	373,504
Sr. Sec’d. Notes, 144A
5.125%	07/15/23			506	518,469

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes
2.800%	03/15/22		190	$193,145
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/24		385	387,277
Rowan Cos., Inc.,
Gtd. Notes
4.875%	06/01/22	(a)	587	441,391
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes
2.650%	11/28/20	(a)	285	286,442
RP Crown Parent LLC,
Gtd. Notes, 144A
7.375%	10/15/24		541	562,511
Ryman Hospitality Properties, Inc.,
Gtd. Notes, 144A
4.750%	10/15/27		683	706,723
S&P Global, Inc.,
Gtd. Notes
2.500%	12/01/29	(a)	335	336,164
2.950%	01/22/27		1,315	1,359,137
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	11/15/23		140	143,830
5.375%	04/15/23		269	275,898
SBA Communications Corp.,
Sr. Unsec’d. Notes
4.875%	09/01/24	(a)	1,765	1,835,912
Scientific Games International, Inc.,
Gtd. Notes, 144A
7.000%	05/15/28		306	328,356
7.250%	11/15/29	(a)	302	327,997
8.250%	03/15/26		1,049	1,156,287
Sr. Sec’d. Notes, 144A
5.000%	10/15/25		1,239	1,298,251
Sealed Air Corp.,
Gtd. Notes, 144A
6.875%	07/15/33		69	81,411
Sempra Energy,
Sr. Unsec’d. Notes
2.900%	02/01/23		170	173,216
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		456	495,874
5.625%	11/01/24	(a)	220	245,046
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26		200	216,015
Sensata Technologies, Inc.,
Gtd. Notes, 144A
4.375%	02/15/30		179	182,719
Service Corp. International,
Sr. Unsec’d. Notes
5.125%	06/01/29	(a)	394	417,556

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Service Properties Trust,
Sr. Unsec’d. Notes
4.375%	02/15/30		500	$490,792
ServiceMaster Co. LLC (The),
Gtd. Notes, 144A
5.125%	11/15/24		507	525,681
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.950%	08/15/29		965	978,136
3.125%	06/01/24		225	232,392
3.450%	06/01/27		1,690	1,787,306
Sierra Pacific Power Co.,
General Ref. Mortgage
2.600%	05/01/26	(a)	1,000	1,005,427
Signature Aviation US Holdings, Inc.,
Gtd. Notes, 144A
4.000%	03/01/28		446	440,594
Sr. Unsec’d. Notes, 144A
5.375%	05/01/26		266	280,700
Silgan Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
4.125%	02/01/28		255	255,652
Simmons Foods, Inc.,
Sr. Sec’d. Notes, 144A
7.750%	01/15/24		329	353,752
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.625%	07/15/24		169	177,155
5.000%	08/01/27	(a)	620	655,165
5.375%	04/15/25		250	258,631
5.500%	07/01/29		549	594,100
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24		1,880	1,949,757
5.500%	04/15/27		149	159,042
SM Energy Co.,
Sr. Unsec’d. Notes
5.000%	01/15/24		178	170,616
5.625%	06/01/25		119	112,856
6.125%	11/15/22	(a)	156	157,550
6.625%	01/15/27		52	51,067
6.750%	09/15/26		143	140,554
Solera LLC/Solera Finance, Inc.,
Sr. Unsec’d. Notes, 144A
10.500%	03/01/24	(a)	2,318	2,462,658
Sophia LP/Sophia Finance, Inc.,
Sr. Unsec’d. Notes, 144A
9.000%	09/30/23		137	140,627
Sotheby’s,
Sr. Sec’d. Notes, 144A
7.375%	10/15/27	(a)	400	406,190
Southern California Gas Co.,
First Mortgage
3.750%	09/15/42		450	471,644
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41		100	113,213

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Southwestern Energy Co.,
Gtd. Notes
6.200%	01/23/25	(a)	29	$26,639
7.750%	10/01/27		13	12,043
Spectrum Brands, Inc.,
Gtd. Notes, 144A
5.000%	10/01/29		122	126,090
Spirit AeroSystems, Inc.,
Gtd. Notes
3.950%	06/15/23		160	164,636
Spirit Realty LP,
Gtd. Notes
4.000%	07/15/29	(a)	800	840,950
Springleaf Finance Corp.,
Gtd. Notes
5.375%	11/15/29		178	185,848
6.625%	01/15/28		301	339,321
6.875%	03/15/25	(a)	301	342,561
7.125%	03/15/26		536	620,080
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	(a)	1,015	1,097,446
8.750%	03/15/32		438	531,719
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24	(a)	245	264,088
7.625%	02/15/25		131	144,094
7.625%	03/01/26	(a)	621	685,467
7.875%	09/15/23	(a)	871	961,936
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23		569	574,420
SPX FLOW, Inc.,
Gtd. Notes, 144A
5.625%	08/15/24		242	252,332
5.875%	08/15/26		71	75,159
SRC Energy, Inc.,
Sr. Unsec’d. Notes
6.250%	12/01/25		116	116,841
SRS Distribution, Inc.,
Gtd. Notes, 144A
8.250%	07/01/26	(a)	283	292,232
SS&C Technologies, Inc.,
Gtd. Notes, 144A
5.500%	09/30/27	(a)	1,479	1,577,505
SSL Robotics LLC,
Sr. Sec’d. Notes, 144A
9.750%	12/31/23		176	192,576
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	11/15/24		341	350,379
5.500%	02/15/23		4	4,065
6.000%	10/15/25		774	815,718
Staples, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/15/26		1,168	1,215,218

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Starbucks Corp.,
Sr. Unsec’d. Notes
3.550%	08/15/29	(a)	410	$444,009
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes
5.000%	12/15/21		74	77,064
Station Casinos LLC,
Gtd. Notes, 144A
5.000%	10/01/25		337	343,448
Stevens Holding Co., Inc.,
Gtd. Notes, 144A
6.125%	10/01/26		181	197,761
Stryker Corp.,
Sr. Unsec’d. Notes
3.375%	05/15/24		1,000	1,049,305
4.375%	05/15/44		300	341,280
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.875%	01/15/23		128	131,102
5.500%	02/15/26		74	76,864
5.875%	03/15/28		4	4,259
6.000%	04/15/27		107	113,957
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A
6.750%	07/01/25	(a)	554	553,837
10.000%	04/15/27	(a)	213	233,434
Talen Energy Supply LLC,
Gtd. Notes
6.500%	06/01/25		56	47,775
Gtd. Notes, 144A
10.500%	01/15/26		56	53,304
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
4.750%	10/01/23		32	31,959
5.500%	09/15/24		478	479,664
5.500%	01/15/28		189	185,055
Tampa Electric Co.,
Sr. Unsec’d. Notes
2.600%	09/15/22		500	506,223
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23		6	6,065
5.000%	01/15/28	(a)	577	589,616
5.125%	02/01/25		42	43,598
5.375%	02/01/27		11	11,427
5.875%	04/15/26	(a)	199	211,816
Gtd. Notes, 144A
5.500%	03/01/30		397	408,594
6.500%	07/15/27		370	405,483
6.875%	01/15/29	(a)	744	825,585
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27		293	321,963
TD Ameritrade Holding Corp.,
Sr. Unsec’d. Notes
2.950%	04/01/22		1,100	1,123,996

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Team Health Holdings, Inc.,
Gtd. Notes, 144A
6.375%	02/01/25	(a)	90	$60,368
TEGNA, Inc.,
Gtd. Notes, 144A
5.500%	09/15/24		81	83,713
Teleflex, Inc.,
Gtd. Notes
4.625%	11/15/27		20	21,195
4.875%	06/01/26		260	272,608
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.750%	06/01/25		935	967,023
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26		10	10,545
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
6.250%	02/01/27	(a)	291	314,030
Sr. Sec’d. Notes
4.625%	07/15/24	(a)	789	810,665
Sr. Sec’d. Notes, 144A
4.625%	09/01/24	(a)	406	423,559
4.875%	01/01/26	(a)	1,611	1,687,668
5.125%	11/01/27		1,025	1,082,395
Sr. Unsec’d. Notes
8.125%	04/01/22		724	800,442
Terex Corp.,
Gtd. Notes, 144A
5.625%	02/01/25	(a)	210	217,097
TerraForm Power Operating LLC,
Gtd. Notes, 144A
4.250%	01/31/23		280	288,595
4.750%	01/15/30		376	383,821
5.000%	01/31/28		158	167,249
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A
8.875%	12/15/27		538	568,285
Tesla, Inc.,
Gtd. Notes, 144A
5.300%	08/15/25	(a)	268	260,028
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
3.000%	04/15/23		305	313,118
TIBCO Software, Inc.,
Sr. Unsec’d. Notes, 144A
11.375%	12/01/21	(a)	1,068	1,106,660
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.000%	02/01/20		300	300,569
6.550%	05/01/37		200	247,360
T-Mobile USA, Inc.,
Gtd. Notes
4.500%	02/01/26	(a)	410	422,188
4.750%	02/01/28	(a)	604	633,479
5.125%	04/15/25		83	85,855
6.500%	01/15/26		281	301,731

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
10.500%	08/01/24		282	$283,973
TransDigm UK Holdings PLC,
Gtd. Notes
6.875%	05/15/26		544	580,942
TransDigm, Inc.,
Gtd. Notes, 144A
5.500%	11/15/27		601	607,970
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		6,691	7,254,926
Transocean, Inc.,
Gtd. Notes
6.500%	11/15/20		31	31,665
8.375%	12/15/21		55	56,375
Gtd. Notes, 144A
9.000%	07/15/23		944	997,460
TRI Pointe Group, Inc.,
Gtd. Notes
4.875%	07/01/21		46	47,258
5.250%	06/01/27		120	125,690
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.,
Gtd. Notes
5.875%	06/15/24		154	167,698
Triumph Group, Inc.,
Sec’d. Notes, 144A
6.250%	09/15/24	(a)	386	406,124
Truist Bank,
Sr. Unsec’d. Notes
2.150%	12/06/24		630	629,032
2.590%(ff)	01/29/21	(a)	820	820,269
2.800%	05/17/22		1,200	1,222,786
Twitter, Inc.,
Sr. Unsec’d. Notes, 144A
3.875%	12/15/27		140	139,966
Uber Technologies, Inc.,
Gtd. Notes, 144A
7.500%	11/01/23	(a)	275	287,818
7.500%	09/15/27		183	188,019
8.000%	11/01/26		207	215,645
Union Electric Co.,
First Mortgage
3.250%	10/01/49		100	99,046
United Rentals North America, Inc.,
Gtd. Notes
4.625%	10/15/25		438	451,224
4.875%	01/15/28		195	203,107
5.250%	01/15/30		3	3,230
5.500%	07/15/25		62	64,530
5.500%	05/15/27		267	286,416
5.875%	09/15/26		100	107,392
Sec’d. Notes
3.875%	11/15/27	(a)	271	276,454
United Technologies Corp.,
Sr. Unsec’d. Notes
3.650%	08/16/23		1,300	1,370,733

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.375%	08/15/24	(a)	660	$668,065
4.750%	07/15/45	(a)	400	490,946
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23	(a)	176	175,885
5.125%	02/15/25		228	225,303
USA Compression Partners LP/USA Compression Finance Corp.,
Gtd. Notes
6.875%	04/01/26	(a)	413	434,282
6.875%	09/01/27		374	390,835
Valaris PLC,
Sr. Unsec’d. Notes
4.700%	03/15/21		10	8,410
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes
4.125%	03/15/29		265	290,894
Veritas US, Inc./Veritas Bermuda Ltd.,
Sr. Sec’d. Notes, 144A
7.500%	02/01/23		200	199,548
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.329%	09/21/28		500	566,499
4.500%	08/10/33		1,900	2,219,574
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	08/15/26		1,683	1,844,814
Vertiv Group Corp.,
Sec’d. Notes, 144A
10.000%	05/15/24		570	609,420
Sr. Unsec’d. Notes, 144A
9.250%	10/15/24	(a)	414	445,179
ViaSat, Inc.,
Sr. Sec’d. Notes, 144A
5.625%	04/15/27	(a)	890	951,757
VICI Properties 1 LLC/VICI FC, Inc.,
Sec’d. Notes
8.000%	10/15/23		92	99,514
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.250%	12/01/26		1,307	1,348,689
4.625%	12/01/29	(a)	963	1,008,026
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27		1,011	1,080,801
Viper Energy Partners LP,
Gtd. Notes, 144A
5.375%	11/01/27		133	138,653
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
3.300%	12/01/49		55	55,797
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		260	264,362
4.300%	07/15/29		625	635,012

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (continued)
Vizient, Inc.,
Sr. Unsec’d. Notes, 144A
6.250%	05/15/27			375	$403,220
VMware, Inc.,
Sr. Unsec’d. Notes
2.300%	08/21/20			360	360,586
2.950%	08/21/22			2,085	2,124,403
3.900%	08/21/27	(a)		516	539,522
Wabash National Corp.,
Gtd. Notes, 144A
5.500%	10/01/25			265	264,429
Walmart, Inc.,
Sr. Unsec’d. Notes
2.950%	09/24/49			395	391,661
Washington Gas Light Co.,
Sr. Unsec’d. Notes, MTN
3.650%	09/15/49			10	10,014
Waste Pro USA, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	02/15/26			316	329,525
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25			358	373,347
Sr. Unsec’d. Notes, 144A
5.375%	08/15/26	(a)		567	605,034
Wells Fargo & Co.,
Jr. Sub. Notes, Series U
5.875%(ff)	—	(a)(rr)		1,109	1,242,120
Sr. Unsec’d. Notes, MTN
2.406%(ff)	10/30/25			680	680,122
3.750%	01/24/24			530	560,298
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
2.897%(ff)	05/27/22			1,500	1,517,825
Western Digital Corp.,
Gtd. Notes
4.750%	02/15/26	(a)		689	718,794
WEX, Inc.,
Sr. Sec’d. Notes, 144A
4.750%	02/01/23			140	141,344
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27			263	282,240
Williams Scotsman International, Inc.,
Sr. Sec’d. Notes, 144A
6.875%	08/15/23			600	633,676
WMG Acquisition Corp.,
Gtd. Notes, 144A
5.500%	04/15/26			145	152,675
Sr. Sec’d. Notes
4.125%	11/01/24		EUR	90	104,242
Wolverine Escrow LLC,
Sr. Sec’d. Notes, 144A
8.500%	11/15/24			260	269,912
9.000%	11/15/26			472	494,676

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	09/15/24		80	$85,103
5.250%	10/15/27		152	160,168
5.750%	06/01/26		40	42,764
8.250%	08/01/23		103	118,557
WR Grace & Co-Conn,
Gtd. Notes, 144A
5.625%	10/01/24		141	155,732
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes
5.400%	04/01/24		10	10,594
Wyndham Hotels & Resorts, Inc.,
Gtd. Notes, 144A
5.375%	04/15/26		101	106,602
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.250%	05/15/27	(a)	236	250,753
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		595	639,570
Xerox Corp.,
Sr. Unsec’d. Notes
4.800%	03/01/35		223	205,717
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.750%	08/15/24		21	22,815
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
5.350%	11/01/43		8	8,001
Sr. Unsec’d. Notes, 144A
4.750%	01/15/30	(a)	470	494,070
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.000%	04/01/23		102	104,622
6.375%	05/15/25		651	672,741
Gtd. Notes, 144A
5.750%	01/15/27	(a)	1,732	1,767,240
Zions Bancorp NA,
Sr. Unsec’d. Notes
3.500%	08/27/21		490	501,026
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.000%	09/12/27		500	512,279
3.450%	11/13/20		245	247,738
4.700%	02/01/43		500	595,732

				492,239,622

TOTAL CORPORATE BONDS (cost $564,534,497)				587,916,833

MUNICIPAL BONDS — 0.1%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series S3
6.907%	10/01/50		200	323,456

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (continued)
Los Angeles Unified School District,
General Obligation Unlimited, BABs
5.750%	07/01/34	150	$191,250
State of California,
General Obligation Unlimited, BABs
7.550%	04/01/39	400	640,012

			1,154,718

Illinois — 0.0%
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40	100	134,958
State of Illinois,
General Obligation Unlimited, BABs
7.350%	07/01/35	200	245,850

			380,808

Massachusetts — 0.0%
Commonwealth of Massachusetts,
General Obligation Limited, Series H
2.900%	09/01/49	155	147,557

New Jersey — 0.0%
New Jersey Turnpike Authority,
Revenue Bonds, BABs, Series F
7.414%	01/01/40	200	313,824

New York — 0.0%
Metropolitan Transportation Authority,
Revenue Bonds, BABs, Series E
6.814%	11/15/40	205	292,324
New York City Water & Sewer System,
Revenue Bonds, BABs
5.724%	06/15/42	100	139,683
5.952%	06/15/42	80	113,082
New York State Dormitory Authority,
Revenue Bonds, Series B
3.142%	07/01/43	70	69,392
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	200	245,566

			860,047

Ohio — 0.0%
American Municipal Power, Inc.,
Revenue Bonds, BABs
7.834%	02/15/41	100	156,359

Oregon — 0.0%
State of Oregon Department of Transportation,
Revenue Bonds, BABs, Series A
5.834%	11/15/34	200	266,376

Texas — 0.0%
Dallas Area Rapid Transit,
Revenue Bonds, BABs, Series B
5.999%	12/01/44	200	285,426

TOTAL MUNICIPAL BONDS (cost $3,210,137)			3,565,115

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.5%
United States
Angel Oak Mortgage Trust I LLC,
Series 2019-04, Class A1, 144A
2.993%(cc)	07/26/49	2,109	$2,114,965
Bear Stearns Asset-Backed Securities Trust,
Series 2004-AC02, Class 2A
5.000%	05/25/34	38	37,637
Citigroup Mortgage Loan Trust,
Series 2014-A, Class A, 144A
4.000%(cc)	01/25/35	40	41,338
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	09/25/31	603	603,196
Series 2019-R04, Class 2M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	06/25/39	1,653	1,653,344
Series 2019-R05, Class 1M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	07/25/39	1,187	1,187,338
Series 2019-R06, Class 2M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	09/25/39	1,631	1,632,014
Series 2019-R07, Class 1M1, 144A, 1 Month LIBOR + 0.770% (Cap N/A, Floor 0.000%)
2.562%(c)	10/25/39	1,681	1,681,308
Deephaven Residential Mortgage Trust,
Series 2019-03A, Class A1, 144A
2.964%(cc)	07/25/59	2,510	2,517,248
Fannie Mae Connecticut Avenue Securities,
Series 2014-C01, Class M2, 1 Month LIBOR + 4.400%
6.192%(c)	01/25/24	1,236	1,339,341
Series 2014-C02, Class 2M2, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
4.392%(c)	05/25/24	1,179	1,221,710
Series 2014-C03, Class 2M2, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)
4.692%(c)	07/25/24	1,036	1,078,733
Series 2014-C04, Class 1M2, 1 Month LIBOR + 4.900%
6.692%(c)	11/25/24	656	719,514
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
3.242%(c)	01/25/29	9	8,491
Series 2017-C01, Class 1M1, 1 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
3.092%(c)	07/25/29	167	167,414
Series 2017-C01, Class 1M2A, 1 Month LIBOR + 3.550% (Cap N/A, Floor 0.000%)
5.342%(c)	07/25/29	1,940	1,994,358
Series 2017-C02, Class 2M1, 1 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
2.942%(c)	09/25/29	259	258,881
Series 2017-C04, Class 2M1, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.642%(c)	11/25/29	528	528,175
Series 2017-C05, Class 1M1, 1 Month LIBOR + 0.550% (Cap N/A, Floor 0.550%)
2.342%(c)	01/25/30	7	7,262

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Series 2017-C06, Class 1M2A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)
4.442%(c)	02/25/30	3,095	$3,138,553
Series 2018-C03, Class 1M1, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
2.472%(c)	10/25/30	714	714,187
Series 2018-C06, Class 2M1, 1 Month LIBOR + 0.550% (Cap N/A, Floor 0.550%)
2.342%(c)	03/25/31	180	180,323
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN02, Class M2, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
3.442%(c)	04/25/24	159	158,939
Series 2015-DN01, Class M3, 1 Month LIBOR + 4.150% (Cap N/A, Floor 0.000%)
5.942%(c)	01/25/25	858	889,774
Series 2015-HQ1, Class M3, 1 Month LIBOR + 3.800% (Cap N/A, Floor 0.000%)
5.592%(c)	03/25/25	392	401,404
Series 2015-HQA01, Class M2, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
4.442%(c)	03/25/28	116	116,003
Series 2016-DNA01, Class M3, 1 Month LIBOR + 5.550% (Cap N/A, Floor 0.000%)
7.342%(c)	07/25/28	810	895,319
Series 2017-DNA01, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
2.992%(c)	07/25/29	333	333,139
Series 2017-DNA03, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	03/25/30	784	783,949
Series 2017-HQA02, Class M1, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
2.592%(c)	12/25/29	1,299	1,299,194
Series 2019-DNA01, Class M1, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.000%)
2.692%(c)	01/25/49	888	887,830
Series 2019-DNA04, Class M1, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.000%)
2.408%(c)	10/25/49	865	865,188
Series 2019-FTR02, Class M1, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
2.742%(c)	11/25/48	1,989	1,989,387
Series 2019-HQA02, Class M1, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.000%)
2.492%(c)	04/25/49	802	801,751
Series 2019-HQA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	09/25/49	835	835,595
STACR Trust,
Series 2018-DNA02, Class M1, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
2.592%(c)	12/25/30	557	557,353
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	09/25/48	843	843,056

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Series 2018-HRP2, Class M2, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.042%(c)	02/25/47		1,390	$1,391,950

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $35,995,611)				35,875,161

SOVEREIGN BONDS — 0.2%
Colombia — 0.0%
Colombia Government International Bond,
Sr. Unsec’d. Notes
5.000%	06/15/45	(a)	420	487,955

Indonesia — 0.1%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
3.500%	01/11/28	(a)	900	940,200

Mexico — 0.1%
Mexico Government International Bond,
Sr. Unsec’d. Notes
4.000%	10/02/23		600	632,320
4.500%	04/22/29		225	247,154
4.500%	01/31/50		200	216,381
Sr. Unsec’d. Notes, MTN
6.750%	09/27/34		500	683,065

				1,778,920

Peru — 0.0%
Peruvian Government International Bond,
Sr. Unsec’d. Notes
4.125%	08/25/27		509	570,121

Uruguay — 0.0%
Uruguay Government International Bond,
Sr. Unsec’d. Notes
4.375%	01/23/31		160	178,867
5.100%	06/18/50	(a)	400	480,044

				658,911

TOTAL SOVEREIGN BONDS (cost $4,039,748)				4,436,107

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.5%
Federal Farm Credit Banks Funding Corp.
3.125%	02/06/30		600	639,649
Federal Home Loan Bank
4.000%	09/01/28		245	278,262
Federal Home Loan Mortgage Corp.
2.500%	10/01/49		130	128,289
3.000%	03/01/27		73	74,693
3.000%	05/01/27		31	31,540
3.000%	11/01/27		178	183,327
3.000%	04/01/29		182	187,822
3.000%	02/01/31		228	234,598
3.000%	05/01/31		51	52,338
3.000%	06/01/31		28	29,201
3.000%	05/01/33		15	15,820
3.000%	05/01/33		37	38,549

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	05/01/33	83	$85,772
3.000%	07/01/46	135	137,871
3.000%	08/01/46	359	367,244
3.000%	10/01/46	135	138,306
3.000%	12/01/46	56	57,450
3.000%	12/01/46	208	212,966
3.000%	02/01/47	605	619,250
3.000%	05/01/47	38	39,147
3.000%	06/01/47	343	351,352
3.000%	10/01/47	369	377,772
3.000%	05/01/49	44	44,858
3.500%	03/01/32	75	79,218
3.500%	04/01/32	171	181,586
3.500%	05/01/35	102	108,676
3.500%	03/01/38	111	115,799
3.500%	09/01/38	37	38,385
3.500%	10/01/42	88	92,432
3.500%	10/01/42	1,139	1,200,031
3.500%	06/01/43	303	320,035
3.500%	07/01/43	139	147,213
3.500%	09/01/44	26	27,010
3.500%	10/01/44	160	167,383
3.500%	12/01/45	90	94,486
3.500%	03/01/46	48	49,663
3.500%	03/01/46	65	68,277
3.500%	03/01/46	153	161,776
3.500%	05/01/46	44	46,022
3.500%	05/01/46	81	85,258
3.500%	07/01/46	13	13,344
3.500%	07/01/46	163	169,559
3.500%	08/01/46	23	24,115
3.500%	08/01/46	30	31,305
3.500%	08/01/46	151	157,404
3.500%	09/01/46	37	38,322
3.500%	12/01/46	47	49,475
3.500%	12/01/46	226	235,519
3.500%	01/01/47	49	50,664
3.500%	02/01/47	553	577,424
3.500%	03/01/47	159	165,564
3.500%	04/01/47	38	39,559
3.500%	04/01/47	201	208,474
3.500%	05/01/47	140	146,686
3.500%	07/01/47	198	205,810
3.500%	07/01/47	273	284,117
3.500%	09/01/47	120	124,860
3.500%	09/01/47	344	358,045
3.500%	09/01/47	449	472,298
3.500%	01/01/48	458	485,174
3.500%	02/01/48	47	49,065
3.500%	02/01/48	309	318,353
3.500%	03/01/48	68	70,802
3.500%	03/01/48	224	231,532
3.500%	05/01/48	65	67,175
3.500%	05/01/48	608	626,597
3.500%	06/01/48	153	157,832
3.500%	04/01/49	56	59,000
3.500%	06/01/49	159	167,218
3.500%	07/01/49	780	804,759

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	11/01/49	1,749	$1,799,117
4.000%	07/01/29	20	21,223
4.000%	05/01/33	129	134,660
4.000%	08/01/42	46	49,771
4.000%	06/01/44	508	541,644
4.000%	02/01/45	43	46,884
4.000%	07/01/45	85	90,376
4.000%	09/01/45	417	442,665
4.000%	03/01/46	94	99,325
4.000%	05/01/46	198	208,762
4.000%	07/01/46	86	91,710
4.000%	10/01/46	61	64,574
4.000%	02/01/47	42	44,514
4.000%	10/01/47	50	52,469
4.000%	01/01/48	1,692	1,780,170
4.000%	02/01/48	64	68,055
4.000%	02/01/48	275	289,513
4.000%	06/01/48	114	118,880
4.000%	06/01/48	128	136,730
4.000%	06/01/48	129	139,222
4.000%	07/01/48	455	474,555
4.000%	12/01/48	316	334,208
4.000%	12/01/48	606	631,642
4.000%	01/01/49	18	19,140
4.000%	01/01/49	33	34,046
4.000%	03/01/49	187	195,524
4.000%	03/01/49	233	243,616
4.000%	06/01/49	41	42,539
4.500%	06/01/38	146	157,028
4.500%	07/01/39	315	343,998
4.500%	09/01/39	14	15,309
4.500%	10/01/39	58	63,654
4.500%	01/01/40	112	122,077
4.500%	02/01/40	15	16,549
4.500%	04/01/40	30	32,106
4.500%	02/01/41	156	169,778
4.500%	07/01/41	19	20,772
4.500%	08/01/41	20	21,402
4.500%	10/01/41	542	591,378
4.500%	01/01/42	24	25,643
4.500%	05/01/42	31	33,620
4.500%	01/01/45	33	35,495
4.500%	01/01/46	534	576,850
4.500%	09/01/46	29	31,073
4.500%	05/01/47	90	95,851
4.500%	06/01/47	28	30,124
4.500%	05/01/48	1,608	1,700,016
4.500%	06/01/48	240	253,435
4.500%	07/01/48	73	78,005
4.500%	07/01/48	103	109,633
4.500%	07/01/48	196	206,894
4.500%	10/01/48	88	93,224
4.500%	10/01/48	145	157,280
4.500%	10/01/48	815	862,385
4.500%	11/01/48	395	417,449
4.500%	12/01/48	803	850,016
5.000%	01/01/37	23	25,005
5.000%	02/01/37	21	23,809

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	03/01/38	155	$171,469
5.000%	09/01/47	16	17,504
5.000%	03/01/48	20	21,748
5.000%	05/01/48	103	110,099
5.000%	07/01/48	399	427,934
5.000%	04/01/49	43	46,031
5.500%	06/01/35	90	100,548
5.500%	08/01/38	98	109,571
6.000%	09/01/36	94	107,830
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.495% (Cap 6.708%, Floor 1.495%)
4.370%(c)	06/01/43	7	7,104
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.600% (Cap 7.512%, Floor 1.600%)
2.511%(c)	08/01/43	10	9,736
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.650% (Cap 7.461%, Floor 1.650%)
2.461%(c)	05/01/43	28	27,840
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.772% (Cap 8.332%, Floor 1.772%)
4.368%(c)	08/01/41	39	41,082
Federal National Mortgage Assoc.
2.500%	TBA	219	216,543
3.000%	01/01/27	95	97,951
3.000%	08/01/27	30	31,136
3.000%	09/01/27	21	21,108
3.000%	09/01/27	192	196,834
3.000%	11/01/27	16	16,353
3.000%	11/01/27	21	21,709
3.000%	11/01/27	22	22,315
3.000%	11/01/27	28	28,930
3.000%	11/01/27	33	34,224
3.000%	11/01/27	40	41,529
3.000%	12/01/27	19	19,565
3.000%	02/01/31	11	11,075
3.000%	02/01/31	329	338,917
3.000%	02/01/31	684	703,759
3.000%	03/01/31	264	270,952
3.000%	05/01/33	23	24,203
3.000%	05/01/33	41	42,142
3.000%	05/01/33	65	68,024
3.000%	08/01/33	440	453,086
3.000%	12/01/35	240	247,672
3.000%	11/01/42	12	12,467
3.000%	09/01/43	21	22,097
3.000%	01/01/44	30	30,597
3.000%	10/01/44	54	55,906
3.000%	10/01/44	92	94,818
3.000%	03/01/45	384	395,427
3.000%	05/01/45	177	182,206
3.000%	08/01/46	43	44,581
3.000%	08/01/46	261	267,261
3.000%	10/01/46	48	48,815
3.000%	11/01/46	60	61,517
3.000%	11/01/46	74	75,642
3.000%	11/01/46	303	310,341
3.000%	12/01/46	25	25,847
3.000%	12/01/46	69	71,379

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	01/01/47	121	$123,778
3.000%	01/01/47	162	167,565
3.000%	02/01/47	174	178,741
3.000%	02/01/47	763	780,975
3.000%	03/01/47	153	156,230
3.000%	12/01/47	171	175,198
3.000%	09/01/49	222	227,297
3.000%	10/01/49	49	50,029
3.000%	11/01/49	25	25,276
3.000%	11/01/49	124	126,059
3.000%	11/01/49	274	278,110
3.000%	12/01/49	75	76,079
3.000%	12/01/49	325	329,674
3.500%	TBA	3,457	3,556,043
3.500%	11/01/30	13	13,343
3.500%	05/01/32	42	44,815
3.500%	06/01/32	110	116,788
3.500%	08/01/32	37	39,336
3.500%	09/01/32	318	332,456
3.500%	06/01/35	54	57,497
3.500%	06/01/35	98	104,078
3.500%	09/01/38	20	21,050
3.500%	06/01/42	395	416,347
3.500%	09/01/42	301	317,333
3.500%	11/01/42	26	27,704
3.500%	11/01/42	134	140,801
3.500%	01/01/43	3,825	3,994,701
3.500%	05/01/43	371	390,056
3.500%	10/01/44	79	82,960
3.500%	02/01/45	98	103,334
3.500%	03/01/45	50	52,523
3.500%	07/01/45	94	98,777
3.500%	08/01/45	59	62,132
3.500%	09/01/45	595	624,396
3.500%	10/01/45	21	22,395
3.500%	11/01/45	326	340,842
3.500%	12/01/45	32	33,381
3.500%	12/01/45	52	54,039
3.500%	12/01/45	164	171,296
3.500%	01/01/46	80	84,430
3.500%	02/01/46	562	587,093
3.500%	03/01/46	62	64,694
3.500%	03/01/46	384	404,349
3.500%	03/01/46	616	642,197
3.500%	04/01/46	27	28,568
3.500%	05/01/46	185	193,035
3.500%	06/01/46	74	77,366
3.500%	07/01/46	232	243,564
3.500%	08/01/46	68	71,208
3.500%	09/01/46	172	181,291
3.500%	10/01/46	40	42,419
3.500%	10/01/46	133	139,111
3.500%	10/01/46	1,540	1,605,540
3.500%	12/01/46	16	17,149
3.500%	12/01/46	38	39,480
3.500%	12/01/46	110	115,000
3.500%	12/01/46	166	175,463
3.500%	12/01/46	236	250,146

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	12/01/46	318	$331,487
3.500%	01/01/47	123	128,721
3.500%	01/01/47	136	141,405
3.500%	01/01/47	146	155,043
3.500%	01/01/47	147	153,012
3.500%	01/01/47	152	160,934
3.500%	04/01/47	118	122,236
3.500%	05/01/47	74	77,896
3.500%	06/01/47	72	76,083
3.500%	06/01/47	155	161,304
3.500%	07/01/47	85	90,223
3.500%	08/01/47	144	149,324
3.500%	08/01/47	174	180,286
3.500%	09/01/47	330	342,918
3.500%	10/01/47	60	62,777
3.500%	10/01/47	215	228,042
3.500%	11/01/47	27	28,576
3.500%	11/01/47	111	118,122
3.500%	11/01/47	483	502,166
3.500%	01/01/48	208	220,203
3.500%	01/01/48	358	371,969
3.500%	01/01/48	419	434,030
3.500%	02/01/48	94	99,485
3.500%	02/01/48	479	504,280
3.500%	03/01/48	49	49,993
3.500%	04/01/48	46	48,346
3.500%	05/01/48	54	57,835
3.500%	06/01/48	197	202,551
3.500%	11/01/48	125	129,549
3.500%	06/01/49	38	40,428
3.500%	08/01/49	1,593	1,639,469
3.500%	11/01/49	446	458,780
3.500%	11/01/51	2,142	2,257,408
4.000%	TBA	52	54,237
4.000%	TBA	5,875	6,111,071
4.000%	05/01/26	182	190,364
4.000%	02/01/31	151	160,937
4.000%	05/01/33	96	99,866
4.000%	06/01/33	46	48,095
4.000%	07/01/33	23	24,421
4.000%	06/01/38	447	468,397
4.000%	09/01/41	14	14,719
4.000%	09/01/42	15	15,655
4.000%	09/01/42	1,565	1,702,627
4.000%	09/01/43	117	125,990
4.000%	05/01/44	144	155,875
4.000%	10/01/44	380	399,309
4.000%	01/01/45	226	241,590
4.000%	01/01/45	299	320,191
4.000%	03/01/45	130	138,551
4.000%	03/01/45	140	151,557
4.000%	06/01/45	153	163,764
4.000%	07/01/45	380	402,765
4.000%	09/01/45	29	30,317
4.000%	09/01/45	44	46,413
4.000%	01/01/46	846	897,305
4.000%	02/01/46	64	67,478
4.000%	05/01/46	568	599,024

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	06/01/46	686	$742,190
4.000%	08/01/46	76	79,716
4.000%	08/01/46	343	362,254
4.000%	08/01/46	544	574,280
4.000%	10/01/46	51	54,587
4.000%	11/01/46	60	65,393
4.000%	11/01/46	96	105,439
4.000%	02/01/47	100	106,097
4.000%	02/01/47	319	340,972
4.000%	03/01/47	15	16,047
4.000%	03/01/47	78	83,775
4.000%	04/01/47	109	116,444
4.000%	05/01/47	36	38,976
4.000%	05/01/47	785	834,537
4.000%	06/01/47	35	37,225
4.000%	06/01/47	53	55,921
4.000%	08/01/47	91	95,524
4.000%	09/01/47	106	115,159
4.000%	09/01/47	246	259,105
4.000%	10/01/47	128	134,840
4.000%	10/01/47	635	684,856
4.000%	10/01/47	1,201	1,263,168
4.000%	11/01/47	192	202,014
4.000%	12/01/47	110	115,722
4.000%	12/01/47	434	459,580
4.000%	01/01/48	881	926,057
4.000%	04/01/48	1,571	1,642,735
4.000%	06/01/48	191	198,657
4.000%	09/01/48	280	293,123
4.000%	10/01/48	29	30,493
4.000%	12/01/48	397	413,145
4.000%	01/01/49	210	222,068
4.000%	02/01/49	199	207,388
4.000%	03/01/49	41	43,416
4.000%	06/01/49	160	166,049
4.000%	09/01/49	422	439,210
4.000%	11/01/49	130	135,433
4.000%	12/01/49	104	107,896
4.000%	01/01/57	175	187,767
4.000%	02/01/57	198	212,444
4.500%	TBA	300	309,395
4.500%	TBA	1,303	1,371,955
4.500%	01/01/42	167	181,368
4.500%	01/01/42	363	393,810
4.500%	09/01/42	617	671,096
4.500%	06/01/44	169	182,321
4.500%	06/01/44	238	258,028
4.500%	02/01/45	720	783,803
4.500%	08/01/45	878	955,521
4.500%	11/01/45	36	39,034
4.500%	12/01/45	41	43,891
4.500%	12/01/45	87	94,129
4.500%	01/01/46	48	51,285
4.500%	02/01/46	52	56,676
4.500%	02/01/46	1,934	2,100,423
4.500%	03/01/46	32	34,620
4.500%	04/01/46	1	1,468
4.500%	05/01/46	2	1,669

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	07/01/46	26	$27,821
4.500%	08/01/46	4	4,768
4.500%	08/01/46	32	34,386
4.500%	08/01/46	39	41,807
4.500%	08/01/46	370	395,578
4.500%	09/01/46	13	13,696
4.500%	10/01/46	206	219,843
4.500%	10/01/46	313	334,341
4.500%	01/01/47	19	20,259
4.500%	01/01/47	34	36,677
4.500%	01/01/47	40	43,129
4.500%	01/01/47	94	100,435
4.500%	02/01/47	17	17,872
4.500%	02/01/47	43	45,912
4.500%	03/01/47	36	38,075
4.500%	06/01/47	343	364,937
4.500%	06/01/47	1,108	1,189,482
4.500%	01/01/48	775	825,442
4.500%	02/01/48	127	138,104
4.500%	02/01/48	134	144,040
4.500%	02/01/48	169	182,100
4.500%	02/01/48	296	315,104
4.500%	03/01/48	194	207,531
4.500%	04/01/48	1,627	1,742,706
4.500%	05/01/48	289	304,241
4.500%	06/01/48	508	549,499
4.500%	07/01/48	117	123,122
4.500%	08/01/48	291	312,162
4.500%	12/01/48	430	453,219
4.500%	05/01/49	195	207,097
4.500%	07/01/49	244	258,397
4.500%	08/01/49	63	67,052
5.000%	TBA	800	825,583
5.000%	TBA	2,926	3,127,600
5.000%	06/01/39	50	55,281
5.000%	12/01/39	91	100,771
5.000%	01/01/40	2	2,520
5.000%	04/01/40	224	246,641
5.000%	05/01/40	17	18,407
5.000%	06/01/40	3	3,507
5.000%	06/01/40	4	3,913
5.000%	06/01/40	12	13,176
5.000%	07/01/40	4	4,005
5.000%	07/01/40	12	13,144
5.000%	08/01/40	38	41,979
5.000%	09/01/40	7	7,363
5.000%	10/01/40	22	23,752
5.000%	02/01/41	161	177,999
5.000%	05/01/41	158	174,531
5.000%	05/01/41	559	616,345
5.000%	05/01/48	92	99,837
5.000%	07/01/48	244	264,331
5.000%	08/01/48	522	568,824
5.000%	01/01/49	970	1,044,972
5.000%	04/01/49	69	74,981
5.000%	04/01/49	171	186,183
5.000%	04/01/49	492	527,070
5.500%	TBA	2,002	2,155,633

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	04/01/36	61		$68,567
5.500%	05/01/36	34		38,615
5.500%	09/01/36	110		123,581
5.500%	08/01/37	82		91,361
5.500%	09/01/41	185		207,146
5.500%	01/01/47	1,560		1,747,977
6.000%	03/01/34	1,138		1,288,171
6.000%	07/01/41	129		147,752
6.000%	02/01/49	970		1,112,836
Federal National Mortgage Assoc., 12 Month LIBOR + 1.530% (Cap 6.866%, Floor 1.530%)
4.405%(c)	05/01/43	80		83,163
Federal National Mortgage Assoc., 12 Month LIBOR + 1.530% (Cap 6.905%, Floor 1.530%)
4.405%(c)	04/01/43	—	(r)	406
Federal National Mortgage Assoc., 12 Month LIBOR + 1.535% (Cap 7.023%, Floor 1.535%)
2.023%(c)	06/01/43	90		90,720
Federal National Mortgage Assoc., 12 Month LIBOR + 1.695% (Cap 7.568%, Floor 1.695%)
4.445%(c)	08/01/42	41		42,958
Federal National Mortgage Assoc., 12 Month LIBOR + 1.750% (Cap 7.815%, Floor 1.750%)
4.350%(c)	08/01/41	41		43,058
Government National Mortgage Assoc.
3.000%	TBA	3,652		3,750,933
3.000%	07/15/43	90		93,032
3.000%	01/15/44	33		34,390
3.000%	07/20/45	256		264,659
3.000%	04/20/46	167		172,603
3.000%	11/20/46	105		108,325
3.000%	12/15/46	76		78,347
3.000%	02/15/47	136		139,619
3.000%	02/15/47	171		176,305
3.000%	06/20/47	106		109,276
3.000%	01/20/48	81		83,503
3.000%	02/20/48	80		82,472
3.500%	TBA	3,161		3,258,043
3.500%	09/20/42	283		298,258
3.500%	10/20/42	148		155,605
3.500%	12/20/42	129		136,524
3.500%	12/20/42	223		234,809
3.500%	12/20/42	405		428,083
3.500%	03/15/43	25		26,423
3.500%	03/15/43	144		154,096
3.500%	03/15/43	412		437,450
3.500%	05/15/43	120		128,125
3.500%	06/15/43	150		159,766
3.500%	06/20/43	277		293,514
3.500%	10/20/44	25		25,782
3.500%	12/20/44	55		57,970
3.500%	04/20/45	513		535,425
3.500%	11/20/45	244		254,474
3.500%	12/20/45	339		353,792
3.500%	03/20/46	1,562		1,629,134
3.500%	04/20/46	176		183,989
3.500%	06/20/46	2,656		2,769,557
3.500%	11/20/46	29		29,932

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	12/20/46	728	$758,848
3.500%	01/20/47	209	218,253
3.500%	02/20/47	625	651,956
3.500%	03/20/47	208	216,503
3.500%	04/20/47	122	127,807
3.500%	06/20/47	125	129,826
3.500%	08/20/47	212	220,077
3.500%	09/20/47	142	147,789
3.500%	10/20/47	235	248,620
3.500%	11/20/47	177	183,647
3.500%	12/15/47	848	903,631
3.500%	12/20/47	332	351,417
3.500%	02/20/48	37	37,968
3.500%	04/20/48	209	221,452
3.500%	04/20/48	332	349,538
3.500%	08/20/48	161	166,839
3.500%	01/20/49	67	69,891
3.500%	10/20/49	1,361	1,410,639
3.500%	11/20/49	748	775,796
3.500%	12/20/49	450	466,461
4.000%	TBA	1,292	1,348,047
4.000%	TBA	4,558	4,717,423
4.000%	12/15/40	69	72,816
4.000%	09/20/45	487	513,614
4.000%	10/20/45	16	17,334
4.000%	01/20/46	45	47,630
4.000%	03/20/46	213	224,801
4.000%	07/20/46	64	66,799
4.000%	12/15/46	90	95,280
4.000%	06/20/47	1,602	1,677,040
4.000%	07/20/47	997	1,043,540
4.000%	08/20/47	105	109,574
4.000%	03/20/48	1,538	1,609,649
4.000%	04/20/48	215	227,281
4.000%	04/20/48	507	527,964
4.000%	05/15/48	119	125,213
4.000%	05/15/48	305	320,034
4.000%	05/20/48	544	566,230
4.000%	08/20/48	832	865,975
4.000%	11/20/48	145	150,514
4.000%	10/20/49	1,495	1,550,588
4.500%	TBA	1,000	1,064,400
4.500%	TBA	2,280	2,383,626
4.500%	08/15/39	396	428,794
4.500%	01/20/41	296	318,794
4.500%	03/20/41	44	47,688
4.500%	04/20/41	119	127,943
4.500%	09/20/43	44	48,031
4.500%	08/20/46	54	57,722
4.500%	09/20/46	49	52,363
4.500%	10/20/46	37	39,486
4.500%	11/20/46	17	18,827
4.500%	10/20/47	29	30,620
4.500%	04/20/48	2,505	2,638,042
4.500%	06/20/48	446	468,029
4.500%	07/20/48	1,241	1,302,193
4.500%	08/20/48	369	387,056
4.500%	12/20/48	3,318	3,483,203

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	06/20/49	4,622	$4,858,393
4.500%	07/20/49	384	403,663
5.000%	TBA	400	421,047
5.000%	TBA	2,000	2,137,761
5.000%	10/20/39	225	245,648
5.000%	04/20/48	289	304,660
5.000%	05/20/48	1,747	1,842,514
5.000%	11/20/48	129	136,049
5.000%	12/20/48	2,062	2,170,093
5.500%	07/20/40	436	489,341
5.500%	04/20/48	31	33,708
6.000%	09/20/38	87	98,956
6.000%	10/20/38	115	130,287

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $183,177,335)			186,362,272

U.S. TREASURY OBLIGATIONS — 2.1%
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/21	2,823	2,817,661
0.125%	01/15/22	2,298	2,297,430
0.125%	04/15/22	2,054	2,051,444
0.125%	07/15/22	397	399,060
0.125%	01/15/23	3,733	3,733,402
0.125%	07/15/24	374	376,297
0.125%	07/15/26	2,283	2,291,537
0.250%	01/15/25	1,692	1,708,435
0.250%	07/15/29	801	809,697
0.375%	01/15/27	5,377	5,463,582
0.375%	07/15/27	947	966,655
0.500%	04/15/24	418	425,317
0.500%	01/15/28	1,420	1,458,275
0.625%	07/15/21	1,629	1,647,460
0.625%	04/15/23	1,751	1,778,487
0.625%	01/15/24	1,325	1,353,209
0.625%	01/15/26	3,896	4,017,539
0.625%	02/15/43	1,024	1,038,339
0.750%	07/15/28	979	1,031,040
0.750%	02/15/42	889	925,468
0.750%	02/15/45	1,131	1,176,056
0.875%	01/15/29	1,648	1,751,669
0.875%	02/15/47	75	80,203
1.000%	02/15/46	733	808,713
1.000%	02/15/48	1,164	1,290,502
1.000%	02/15/49	637	709,613
1.375%	02/15/44	353	417,425
1.750%	01/15/28	608	683,556
2.000%	01/15/26	1,323	1,471,323
2.125%	02/15/40	416	544,303
2.125%	02/15/41	545	719,560
2.375%	01/15/25	1,604	1,789,011
2.375%	01/15/27	1,002	1,156,751
2.500%	01/15/29	515	621,770
3.375%	04/15/32	283	388,796

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
3.875%	04/15/29	368	$491,545

TOTAL U.S. TREASURY OBLIGATIONS (cost $49,305,607)			50,691,130

TOTAL LONG-TERM INVESTMENTS (cost $1,753,668,953)			1,848,183,773

	Shares

SHORT-TERM INVESTMENTS — 31.5%
AFFILIATED MUTUAL FUNDS — 31.5%
PGIM Core Ultra Short Bond Fund(w)	634,470,133	634,470,133
PGIM Institutional Money Market Fund (cost $143,931,571; includes $143,682,696 of cash collateral for securities on loan)(b)(w)	143,910,260	143,939,042

TOTAL AFFILIATED MUTUAL FUNDS (cost $778,401,704)		778,409,175

OPTION PURCHASED*~ — 0.0% (cost $9,891)		507

TOTAL SHORT-TERM INVESTMENTS (cost $778,411,595)		778,409,682

TOTAL INVESTMENTS — 106.3% (cost $2,532,080,548)		2,626,593,455
Liabilities in excess of other assets(z) — (6.3)%		(155,704,578)

NET ASSETS — 100.0%		$2,470,888,877

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $2,793,283 and 0.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $140,635,145; cash collateral of $143,682,696 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(p)	Interest rate not available as of December 31, 2019.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at December 31, 2019:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Connect Finco SARL, Initial Term Loan, 1 Month LIBOR + 4.250%, 3.145%, Maturity Date 12/11/2026 (cost $401,566)	405	$406,593	$5,027	$—
McDermott Technology Americas, Inc., Term Facility, 1 - 3 Month LIBOR + 10.000%, 7.967%, Maturity Date 10/21/2021 (cost $272,644)	276	281,097	8,452	—

		$687,690	$13,479	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward Commitment Contracts

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	3.000%	TBA	01/14/20	(62)	$(63,132)
Federal National Mortgage Assoc.	3.000%	TBA	01/16/20	(3,539)	(3,627,600)
Federal National Mortgage Assoc.	3.500%	TBA	01/16/20	(2,051)	(2,126,497)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $5,802,272)					$(5,817,229)

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay		Notional Amount (000)#	Value
10- Year Interest Rate Swap, 07/01/32	Put	Deutsche Bank AG	06/29/22	1.10%	6 Month JPY LIBOR(Q)	1.10	%(S)	JPY 72,635	$507

(cost $9,891)

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
6	2 Year U.S. Treasury Notes	Mar. 2020	$1,293,000	$319
342	10 Year U.S. Treasury Notes	Mar. 2020	43,920,283	(345,272)
50	10 Year U.S. Ultra Treasury Notes	Mar. 2020	7,035,156	(105,541)
283	20 Year U.S. Treasury Bonds	Mar. 2020	44,121,469	(38,605)
246	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	44,687,437	(1,285,745)
1	Euro STOXX 600 Bank Index	Mar. 2020	8,003	(36)
694	Mini MSCI EAFE Index	Mar. 2020	70,666,550	1,688,355
978	Mini MSCI Emerging Markets Index	Mar. 2020	54,777,780	2,891,682
17	Russell 2000 E-Mini Index	Mar. 2020	1,420,010	29,212
511	S&P 500 E-Mini Index	Mar. 2020	82,554,605	2,030,782
98	S&P/TSX 60 Index	Mar. 2020	15,280,921	73,264

				4,938,415

Short Positions:
226	5 Year U.S. Treasury Notes	Mar. 2020	26,805,720	(5,320)
736	10 Year U.S. Treasury Notes	Mar. 2020	94,518,504	783,519
141	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	25,613,531	824,309

				1,602,508

				$6,540,923

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar, Expiring 03/18/20	Bank of America, N.A.	AUD	704	$481,577	$494,985	$13,408	$—
British Pound, Expiring 03/18/20	Bank of America, N.A.	GBP	1,258	1,661,646	1,669,919	8,273	—
Canadian Dollar, Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	17,674	13,332,490	13,613,971	281,481	—

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Euro, Expiring 03/18/20	Canadian Imperial Bank of Commerce	EUR	117,301	$130,735,427	$132,220,061	$1,484,634	$—
Singapore Dollar, Expiring 03/18/20	Bank of America, N.A.	SGD	254	187,009	188,998	1,989	—
Swedish Krona, Expiring 03/18/20	Bank of America, N.A.	SEK	3,817	402,967	409,050	6,083	—

				$146,801,116	$148,596,984	1,795,868	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 02/05/20	Barclays Bank PLC	GBP	1,038	$1,340,936	$1,376,342	$—	$(35,406)
Expiring 02/05/20	Canadian Imperial Bank of Commerce	GBP	5	6,680	6,630	50	—
Canadian Dollar,
Expiring 02/05/20	BNP Paribas S.A.	CAD	228	171,492	175,611	—	(4,119)
Expiring 02/05/20	Citibank, N.A.	CAD	29	21,894	22,336	—	(442)
Expiring 02/05/20	Citibank, N.A.	CAD	18	13,622	13,864	—	(242)
Euro,
Expiring 02/05/20	Canadian Imperial Bank of Commerce	EUR	95	106,134	107,250	—	(1,116)
Expiring 02/05/20	Royal Bank of Scotland PLC	EUR	9,223	10,195,381	10,368,600	—	(173,219)
Expiring 03/18/20	Bank of America, N.A.	EUR	579	645,313	652,638	—	(7,325)
Japanese Yen,
Expiring 03/18/20	Bank of America, N.A.	JPY	33,084	306,910	305,837	1,073	—
New Zealand Dollar,
Expiring 03/18/20	Bank of America, N.A.	NZD	18	11,821	12,131	—	(310)
Norwegian Krone,
Expiring 03/18/20	Bank of America, N.A.	NOK	3,342	365,607	380,754	—	(15,147)
Swiss Franc,
Expiring 03/18/20	Bank of America, N.A.	CHF	420	427,209	436,390	—	(9,181)

				$13,612,999	$13,858,383	1,123	(246,507)

						$1,796,991	$(246,507)

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
UPC Holding BV	06/20/24	5.000%(Q)	EUR	30	$(5,731)	$(7,138)	$1,407	JPMorgan Chase Bank, N.A.
UPC Holding BV	06/20/24	5.000%(Q)	EUR	20	(3,821)	(4,871)	1,050	Bank of America, N.A.

					$(9,552)	$(12,009)	$2,457

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Casino Guichard Perrachon SA	06/20/23	1.000%(Q)	EUR	47	5.924%	$(7,560)	$(6,168)	$(1,392)	Barclays Bank PLC
Casino Guichard Perrachon SA	06/20/23	1.000%(Q)	EUR	10	5.924%	(1,607)	(1,029)	(578)	JPMorgan Chase Bank, N.A.
Casino Guichard Perrachon SA	06/20/24	5.000%(Q)	EUR	11	6.777%	(709)	(769)	60	Credit Suisse International
Casino Guichard Perrachon SA	06/20/24	5.000%(Q)	EUR	9	6.777%	(627)	(783)	156	Credit Suisse International
CenturyLink, Inc.	12/20/23	1.000%(Q)		152	1.503%	(2,830)	(12,223)	9,393	Barclays Bank PLC
CenturyLink, Inc.	06/20/25	1.000%(Q)		150	2.349%	(9,976)	(27,996)	18,020	Barclays Bank PLC
Chesapeake Energy Corp.	12/20/23	5.000%(Q)		146	20.184%	(56,117)	1,363	(57,480)	Barclays Bank PLC
Chesapeake Energy Corp.	12/20/23	5.000%(Q)		97	20.788%	(38,311)	164	(38,475)	Barclays Bank PLC
Garfunkelux Holdco 2 S.A.	12/20/24	5.000%(Q)	EUR	30	4.462%	848	—	848	Credit Suisse International
Garfunkelux Holdco 2 S.A.	12/20/24	5.000%(Q)	EUR	10	4.462%	283	(147)	430	Credit Suisse International
Telecom Italia spA	06/20/24	1.000%(Q)	EUR	5	1.132%	(31)	(170)	139	Bank of America, N.A.
Telecom Italia spA	06/20/24	1.000%(Q)	EUR	5	1.132%	(32)	(172)	140	Citibank, N.A.
Telecom Italia spA	06/20/24	1.000%(Q)	EUR	5	1.132%	(31)	(177)	146	Citibank, N.A.
Telecom Italia spA	06/20/24	1.000%(Q)	EUR	5	1.132%	(30)	(175)	145	Morgan Stanley & Co. International PLC
Telecom Italia SpA	06/20/24	1.000%(Q)	EUR	20	1.132%	(124)	(1,852)	1,728	Goldman Sachs International
Telecom Italia SpA	06/20/26	1.000%(Q)	EUR	10	1.796%	(562)	(1,523)	961	Citibank, N.A.
Tesco PLC	12/20/28	1.000%(Q)	EUR	60	1.492%	(2,777)	(5,942)	3,165	Morgan Stanley & Co. International PLC
Virgin Media Finance PLC	12/20/26	5.000%(Q)	EUR	20	1.996%	4,483	5,053	(570)	Credit Suisse International

						$(115,710)	$(52,546)	$(63,164)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2019:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Bloomberg Commodity Index(T)	3 Month Treasury Bill(T)	Citibank, N.A.	2/26/20	4,942	$169,021	$—	$169,021
Bloomberg Commodity Index(T)	3 Month Treasury Bill(T)	JPMorgan Chase Bank, N.A.	2/26/20	120,065	(548,313)	—	(548,313)
MSCI US REIT Index(Q)	3 Month LIBOR plus 22bps(Q)	Deutsche Bank AG	1/10/20	253,846	(2,688,273)	—	(2,688,273)

					$(3,067,565)	$—	$(3,067,565)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$6,580	$(71,135)	$206,809	$(3,335,081)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Barclays Bank PLC	$1,345	$—
Goldman Sachs & Co. LLC	12,949,250	—

Total	$12,950,595	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$144,129	$—	$—
Australia	—	17,687,708	—
Austria	—	493,456	—
Belgium	—	2,751,063	—
Bermuda	57,238	—	—
Brazil	1,363,099	—	—
Canada	18,536,652	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
China	$8,280,803	$15,076,304	$—
Colombia	—	192,627	—
Czech Republic	—	180,423	—
Denmark	—	5,942,301	—
Finland	—	4,777,569	—
France	—	27,789,380	—
Germany	—	19,588,610	—
Hong Kong	—	4,981,520	—
Hungary	—	559,097	—
India	—	5,233,729	—
Indonesia	—	972,809	—
Ireland	—	661,308	—
Israel	32,556	256,662	—
Italy	—	2,623,098	—
Japan	—	49,810,913	—
Luxembourg	—	236,416	—
Macau	—	40,681	—
Malaysia	—	615,395	—
Mexico	1,248,205	—	—
Netherlands	—	11,476,319	—
New Zealand	—	209,372	—
Norway	—	412,205	—
Philippines	—	232,132	—
Poland	—	1,207,800	—
Portugal	—	129,213	—
Russia	12,261	1,501,311	—
Saudi Arabia	—	96	—
Singapore	—	1,623,072	—
South Africa	—	3,153,625	—
South Korea	—	4,637,130	—
Spain	—	4,076,424	—
Sweden	241,919	5,356,136	—
Switzerland	—	23,419,564	—
Taiwan	—	10,370,847	—
Thailand	—	737,176	—
Turkey	25,000	1,680,917	—
United Arab Emirates	—	9,636	—
United Kingdom	2,094,157	30,178,276	—
United States	484,614,579	617,727	706,422
Preferred Stocks
Brazil	2,712,263	—	—
Colombia	15,730	—	—
Germany	—	996,254	—
Russia	—	37,350	—
South Korea	—	132,033	—
United States	361,444	—	—
Rights
China	—	—	—
Spain	4,005	—	—
United States	35,244	—	—
Asset-Backed Securities
Cayman Islands	—	3,297,256	—
Ireland	—	2,591,241	—
United States	—	117,883,071	—
Bank Loans
Canada	—	2,109,116	—
France	—	217,797	—
Luxembourg	—	1,788,752	—
Saint Lucia	—	189,893	—

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Bank Loans (continued)
United Kingdom	$—	$770,667	$—
United States	—	25,575,031	2,086,861
Commercial Mortgage-Backed Securities
United States	—	39,381,800	—
Convertible Bonds
United States	—	294,280	—
Corporate Bonds
Australia	—	1,301,767	—
Austria	—	260,795	—
Belgium	—	1,671,070	—
Canada	—	19,151,990	—
Cayman Islands	—	790,910	—
Chile	—	211,291	—
China	—	4,116,663	—
Czech Republic	—	116,499	—
Denmark	—	118,856	—
Finland	—	824,425	—
France	—	4,822,705	—
Germany	—	2,720,789	—
Ireland	—	1,200,989	—
Israel	—	118,579	—
Italy	—	2,576,523	—
Japan	—	4,195,379	—
Luxembourg	—	7,357,524	—
Mexico	—	852,742	—
Netherlands	—	9,022,298	—
Norway	—	1,244,257	—
Portugal	—	133,482	—
Spain	—	1,880,396	—
Sweden	—	3,233,097	—
Switzerland	—	3,910,747	—
United Kingdom	—	23,843,438	—
United States	—	492,239,622	—
Municipal Bonds
California	—	1,154,718	—
Illinois	—	380,808	—
Massachusetts	—	147,557	—
New Jersey	—	313,824	—
New York	—	860,047	—
Ohio	—	156,359	—
Oregon	—	266,376	—
Texas	—	285,426	—
Residential Mortgage-Backed Securities
United States	—	35,875,161	—
Sovereign Bonds
Colombia	—	487,955	—
Indonesia	—	940,200	—
Mexico	—	1,778,920	—
Peru	—	570,121	—
Uruguay	—	658,911	—
U.S. Government Agency Obligations	—	186,362,272	—
U.S. Treasury Obligations	—	50,691,130	—
Affiliated Mutual Funds	778,409,175	—	—
Option Purchased	—	507	—

Total	$1,298,188,459	$1,325,611,713	$2,793,283

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Unfunded Loan Commitments	$—	$13,479	$—
Futures Contracts	8,321,442	—	—
OTC Forward Foreign Currency Exchange Contracts	—	1,796,991	—
OTC Credit Default Swap Agreements	—	5,614	—
OTC Total Return Swap Agreement	—	169,021	—

Total	$8,321,442	$1,985,105	$—

Liabilities
Forward Commitment Contracts	$—	$(5,817,229)	$—
Futures Contracts	(1,780,519)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(246,507)	—
OTC Credit Default Swap Agreements	—	(130,876)	—
OTC Total Return Swap Agreements	—	(3,236,586)	—

Total	$(1,780,519)	$(9,431,198)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments and forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (5.8% represents investments purchased with collateral from securities on loan)	31.5%
U.S. Government Agency Obligations	7.5
Banks	5.2
Pharmaceuticals	3.1
Automobiles	3.1
Software	2.7
U.S. Treasury Obligations	2.1
Consumer Loans	2.0
Insurance	1.9
Media	1.8
Telecommunications	1.7
Commercial Mortgage-Backed Securities	1.6
Aerospace & Defense	1.6
Chemicals	1.5
Residential Mortgage-Backed Securities	1.5
Oil, Gas & Consumable Fuels	1.4
Diversified Financial Services	1.3
IT Services	1.3
Real Estate Investment Trusts (REITs)	1.2
Interactive Media & Services	1.2
Oil & Gas	1.1
Healthcare-Services	1.1
Technology Hardware, Storage & Peripherals	1.1
Electric	1.0
Internet & Direct Marketing Retail	1.0
Commercial Services	1.0
Beverages	1.0
Capital Markets	0.9
Semiconductors & Semiconductor Equipment	0.8
Biotechnology	0.8
Health Care Equipment & Supplies	0.8
Specialty Retail	0.7

Machinery	0.7%
Entertainment	0.6
Equity Real Estate Investment Trusts (REITs)	0.6
Food & Staples Retailing	0.6
Healthcare-Products	0.6
Retail	0.6
Pipelines	0.6
Auto Manufacturers	0.5
Metals & Mining	0.5
Health Care Providers & Services	0.5
Hotels, Restaurants & Leisure	0.5
Internet	0.5
Diversified Telecommunication Services	0.4
Personal Products	0.4
Agriculture	0.4
Textiles, Apparel & Luxury Goods	0.4
Packaging & Containers	0.4
Household Products	0.4
Mining	0.4
Food Products	0.4
Electric Utilities	0.4
Airlines	0.4
Foods	0.4
Computers	0.3
Semiconductors	0.3
Tobacco	0.3
Lodging	0.3
Air Freight & Logistics	0.3
Wireless Telecommunication Services	0.3
Professional Services	0.3
Distribution/Wholesale	0.3
Multi-Utilities	0.3
Credit Cards	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):
Construction & Engineering	0.3%
Industrial Conglomerates	0.2
Electronic Equipment, Instruments & Components	0.2
Real Estate Management & Development	0.2
Electronics	0.2
Machinery-Diversified	0.2
Road & Rail	0.2
Consumer Finance	0.2
Auto Parts & Equipment	0.2
Sovereign Bonds	0.2
Building Products	0.2
Construction Materials	0.2
Home Builders	0.2
Environmental Control	0.2
Municipal Bonds	0.1
Collateralized Loan Obligations	0.1
Electrical Equipment	0.1
Auto Components	0.1
Advertising	0.1
Commercial Services & Supplies	0.1
Investment Companies	0.1
Engineering & Construction	0.1
Machinery-Construction & Mining	0.1
Building Materials	0.1
Oil & Gas Services	0.1
Multiline Retail	0.1
Life Sciences Tools & Services	0.1
Trading Companies & Distributors	0.1
Communications Equipment	0.1
Containers & Packaging	0.1
Household Durables	0.1
Leisure Time	0.1
Energy Equipment & Services	0.1
Office/Business Equipment	0.1
Real Estate	0.1
Gas	0.1
Water Utilities	0.1

Toys/Games/Hobbies	0.1%
Food Service	0.1
Thrifts & Mortgage Finance	0.1
Energy-Alternate Sources	0.1
Health Care Technology	0.0	*
Gas Utilities	0.0	*
Paper & Forest Products	0.0	*
Hand/Machine Tools	0.0	*
Transportation	0.0	*
Transportation Infrastructure	0.0	*
Diversified Consumer Services	0.0	*
Iron/Steel	0.0	*
Metal Fabricate/Hardware	0.0	*
Coal	0.0	*
Student Loans	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Storage/Warehousing	0.0	*
Miscellaneous Manufacturing	0.0	*
Household Products/Wares	0.0	*
Electrical Components & Equipment	0.0	*
Cosmetics/Personal Care	0.0	*
Water	0.0	*
Apparel	0.0	*
Marine	0.0	*
Shipbuilding	0.0	*
Trucking & Leasing	0.0	*
Distributors	0.0	*
Leisure Products	0.0	*
Home Furnishings	0.0	*
Option Purchased	0.0	*

	106.3
Liabilities in excess of other assets	(6.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Unrealized appreciation on OTC swap agreements	$169,021	Unrealized depreciation on OTC swap agreements	$548,313
Credit contracts	Premiums paid for OTC swap agreements	6,580	Premiums received for OTC swap agreements	71,135
Credit contracts	Unrealized appreciation on OTC swap agreements	37,788	Unrealized depreciation on OTC swap agreements	98,495

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$6,713,295	*	Due from/to broker — variation margin futures	$36	*
Equity contracts	Unaffiliated investments	39,249		—	—
Equity contracts	—	—		Unrealized depreciation on OTC swap agreements	2,688,273
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,796,991		Unrealized depreciation on OTC forward foreign currency exchange contracts	246,507
Interest rate contracts	Due from/to broker — variation margin futures	1,608,147	*	Due from/to broker — variation margin futures	1,780,483	*
Interest rate contracts	Unaffiliated investments	507		—	—

		$10,371,578			$5,433,242

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$—	$(3,737,238)
Credit contracts	—	—	—	—	—	(155,724)
Equity contracts	1,189	—	—	34,263,618	—	41,508,013
Foreign exchange contracts	—	(3,056)	—	—	(6,651,881)	—
Interest rate contracts	—	92,764	11,523	14,932,253	—	(507,640)

Total	$1,189	$89,708	$11,523	$49,195,871	$(6,651,881)	$37,107,411

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$—	$—	$9,714,935
Credit contracts	—	—	—	—	—	727,415
Equity contracts	9,281	—	—	15,174,496	—	8,761,203
Foreign exchange contracts	—	—	—	—	3,075,558	—
Interest rate contracts	—	(45,222)	8,900	(4,582,081)	—	20,756

Total	$9,281	$(45,222)	$8,900	$10,592,415	$3,075,558	$19,224,309

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$166,706	$55,539,763	$442,318,509	$126,711,175	$165,252,871

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$51,667,450	$235,034	$32,123,861	$16,256,939

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$14,046,674	$360,421,373	$19,160,621

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$140,635,145	$(140,635,145)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$32,015	$(37,004)	$(4,989)	$—	$(4,989)
Barclays Bank PLC	28,940	(179,140)	(150,200)	120,000	(30,200)
BNP Paribas S.A.	—	(4,119)	(4,119)	—	(4,119)
Canadian Imperial Bank of Commerce	1,484,684	(1,116)	1,483,568	—	1,483,568
Citibank, N.A.	170,268	(2,556)	167,712	(167,712)	—
Credit Suisse International	6,547	(2,269)	4,278	—	4,278
Deutsche Bank AG	507	(2,688,273)	(2,687,766)	2,687,766	—
Goldman Sachs International	1,728	(1,852)	(124)	—	(124)
JPMorgan Chase Bank, N.A.	1,407	(557,058)	(555,651)	—	(555,651)
Morgan Stanley & Co. International PLC	284,791	(6,117)	278,674	—	278,674
Royal Bank of Scotland PLC	—	(173,219)	(173,219)	—	(173,219)

	$2,010,887	$(3,652,723)	$(1,641,836)	$2,640,054	$998,218

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $140,635,145:
Unaffiliated investments (cost $1,753,678,844)	$1,848,184,280
Affiliated investments (cost $778,401,704)	778,409,175
Cash segregated for counterparty—OTC	7,190,000
Foreign currency, at value (cost $2,344,905)	2,376,278
Cash	1,516
Deposit with broker for centrally cleared/exchange-traded derivatives	12,950,595
Dividends and interest receivable	9,684,392
Receivable for investments sold	8,851,643
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,796,991
Tax reclaim receivable	1,322,963
Due from broker-variation margin futures	525,738
Unrealized appreciation on OTC swap agreements	206,809
Unrealized appreciation on unfunded loan commitments	13,479
Receivable from affiliate	7,711
Premiums paid for OTC swap agreements	6,580
Prepaid expenses and other assets	55,922

Total Assets	2,671,584,072

LIABILITIES
Payable to broker for collateral for securities on loan	143,682,696
Payable for investments purchased	43,667,205
Forward commitment contracts, at value (proceeds receivable $5,802,272)	5,817,229
Unrealized depreciation on OTC swap agreements	3,335,081
Management fee payable	973,270
Accrued expenses and other liabilities	926,311
Payable for Portfolio shares repurchased	820,730
Payable to affiliate	561,937
Cash segregated from counterparty—OTC	380,000
Unrealized depreciation on OTC forward foreign currency exchange contracts	246,507
Foreign capital gains tax liability accrued	111,246
Distribution fee payable	101,491
Premiums received for OTC swap agreements	71,135
Affiliated transfer agent fee payable	357

Total Liabilities	200,695,195

NET ASSETS	$2,470,888,877

Net assets were comprised of:
Partners’ Equity	$2,470,888,877

Net asset value and redemption price per share, $2,470,888,877 / 158,147,957 outstanding shares of beneficial interest	$15.62

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $467 foreign withholding tax)	$41,481,837
Unaffiliated dividend income (net of $1,243,831 foreign withholding tax, of which $123,870 is reimbursable by an affiliate)	19,120,076
Affiliated dividend income	15,583,768
Income from securities lending, net (including affiliated income of $252,900)	304,589

Total income	76,490,270

EXPENSES
Management fee	19,486,778
Distribution fee	6,022,361
Custodian and accounting fees	1,372,396
Audit fee	80,710
Trustees’ fees	37,080
Shareholders’ reports	33,928
Legal fees and expenses	20,017
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Miscellaneous	119,866

Total expenses	27,180,143
Less: Fee waiver and/or expense reimbursement	(529,968)

Net expenses	26,650,175

NET INVESTMENT INCOME (LOSS)	49,840,095

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $10,398) (net of foreign capital gains taxes $12,897)	36,129,840
Futures transactions	49,195,871
Forward and cross currency contract transactions	(6,651,881)
Options written transactions	11,523
Swap agreements transactions	37,107,411
Foreign currency transactions	(75,242)

115,717,522

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $14,736) (net of change in foreign capital gains taxes $(92,584))	184,102,104
Futures	10,592,415
Forward and cross currency contracts	3,075,558
Options written	8,900
Swap agreements	19,224,309
Foreign currencies	48,149
Unfunded loan commitment	14,282

217,065,717

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	332,783,239

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$382,623,334

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$49,840,095	$47,859,898
Net realized gain (loss) on investment and foreign currency transactions	115,717,522	34,736,674
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	217,065,717	(210,806,956)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	382,623,334	(128,210,384)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [8,538,351 and 4,929,845 shares, respectively]	119,641,891	68,200,663
Portfolio shares repurchased [11,403,656 and 22,286,603 shares, respectively]	(169,582,461)	(303,774,217)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(49,940,570)	(235,573,554)

CAPITAL CONTRIBUTIONS	1,642	127,417

TOTAL INCREASE (DECREASE)	332,684,406	(363,656,521)
NET ASSETS:
Beginning of year	2,138,204,471	2,501,860,992

End of year	$2,470,888,877	$2,138,204,471

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 95.3%
COMMON STOCKS — 62.7%	Shares	Value
Aerospace & Defense — 1.3%
BAE Systems PLC (United Kingdom)	282,310	$2,112,773
Elbit Systems Ltd. (Israel)	8,031	1,250,197
HEICO Corp.(a)	10,775	1,229,966
Kratos Defense & Security Solutions, Inc.*	46,900	844,669
Lockheed Martin Corp.	23,442	9,127,846
MTU Aero Engines AG (Germany)	41,926	12,018,536
Northrop Grumman Corp.	19,328	6,648,252
Raytheon Co.	9,100	1,999,634
Safran SA (France)	73,479	11,359,555
Singapore Technologies Engineering Ltd. (Singapore)	532,700	1,563,335
Thales SA (France)	20,600	2,142,665
TransDigm Group, Inc.	6,400	3,584,000
United Technologies Corp.	56,101	8,401,686

		62,283,114

Air Freight & Logistics — 0.1%
Air Transport Services Group, Inc.*	53,390	1,252,529
Deutsche Post AG (Germany)	34,250	1,311,710

		2,564,239

Airlines — 0.2%
Azul SA (Brazil), ADR*(a)	8,753	374,628
Deutsche Lufthansa AG (Germany)	87,845	1,621,890
Qantas Airways Ltd. (Australia)	201,571	1,009,828
Southwest Airlines Co.	82,250	4,439,855
Spirit Airlines, Inc.*	20,800	838,448

		8,284,649

Auto Components — 0.4%
Autoliv, Inc. (Sweden)	44,700	3,773,127
BorgWarner, Inc.	37,100	1,609,398
Bridgestone Corp. (Japan)	79,804	2,964,444
Continental AG (Germany)	23,500	3,024,172
Dana, Inc.	62,300	1,133,860
Denso Corp. (Japan)	110,092	4,994,325
Lear Corp.	12,600	1,728,720

		19,228,046

Automobiles — 0.6%
Bayerische Motoren Werke AG (Germany)	20,161	1,657,648
Daimler AG (Germany)	89,524	4,967,724
Hyundai Motor Co. (South Korea)	1,795	186,356
Peugeot SA (France)	61,357	1,476,083
Subaru Corp. (Japan)	122,600	3,031,255
Suzuki Motor Corp. (Japan)	87,638	3,651,427
Toyota Motor Corp. (Japan)	221,500	15,613,490

		30,583,983

Banks — 4.5%
Absa Group Ltd. (South Africa)	36,729	391,898
Axis Bank Ltd. (India)	55,200	583,880
Banco Santander SA (Spain)	3,082,017	12,926,032
Bancolombia SA (Colombia), ADR	5,500	301,345
Bank Central Asia Tbk PT (Indonesia)	124,400	299,073

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Bank Hapoalim BM (Israel)	119,756	$995,139
Bank of America Corp.	151,700	5,342,874
Bank of China Ltd. (China) (Class H Stock)	952,000	406,872
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	49,600	1,836,192
Bank OZK	101,500	3,096,258
Bank Polska Kasa Opieki SA (Poland)	9,910	262,400
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	6,831,100	2,156,199
BankUnited, Inc.	105,900	3,871,704
Boston Private Financial Holdings, Inc.	99,160	1,192,895
Camden National Corp.	34,250	1,577,555
Capitec Bank Holdings Ltd. (South Africa)	5,002	516,792
China Construction Bank Corp. (China) (Class H Stock)	1,649,000	1,423,519
China Merchants Bank Co. Ltd. (China) (Class H Stock)	49,500	255,013
Citigroup, Inc.	103,090	8,235,860
Commerzbank AG (Germany)	186,530	1,157,663
Commonwealth Bank of Australia (Australia)	110,347	6,183,545
Credicorp Ltd. (Peru)	2,100	447,573
DBS Group Holdings Ltd. (Singapore)	76,500	1,473,352
E.Sun Financial Holding Co. Ltd. (Taiwan)	622,454	580,016
Equity Bancshares, Inc. (Class A Stock)*	54,200	1,673,154
Erste Group Bank AG (Austria)*	96,240	3,643,657
First Citizens BancShares, Inc. (Class A Stock)	1,570	835,570
First Foundation, Inc.	110,400	1,920,960
First Northwest Bancorp	45,200	819,476
FNB Corp.	276,376	3,509,975
Great Western Bancorp, Inc.	57,900	2,011,446
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	41,300	230,577
Hanmi Financial Corp.	61,740	1,234,491
HBT Financial, Inc.*(a)	52,900	1,004,571
HDFC Bank Ltd. (India)	36,400	650,111
HDFC Bank Ltd. (India), ADR	122,200	7,743,814
IBERIABANK Corp.	18,000	1,346,940
ICICI Bank Ltd. (India)	104,000	786,520
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	1,023,000	788,034
ING Groep NV (Netherlands)	439,900	5,285,908
Intesa Sanpaolo SpA (Italy)	2,766,336	7,283,462
JPMorgan Chase & Co.	73,527	10,249,664
Kasikornbank PCL (Thailand)	49,800	250,502
KB Financial Group, Inc. (South Korea)	23,075	946,614
KBC Group NV (Belgium)	139,396	10,500,954
KeyCorp	55,100	1,115,224
Lloyds Banking Group PLC (United Kingdom)	12,825,449	10,647,208
M&T Bank Corp.	8,861	1,504,155
Mediobanca Banca di Credito Finanziario SpA (Italy)	454,177	5,006,904
Midland States Bancorp, Inc.	43,400	1,256,864

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,699,700	$9,193,762
Mizrahi Tefahot Bank Ltd. (Israel)	46,800	1,249,319
Orrstown Financial Services, Inc.	20,832	471,220
OTP Bank Nyrt (Hungary)	19,736	1,031,560
PacWest Bancorp	34,500	1,320,315
Pinnacle Financial Partners, Inc.	22,300	1,427,200
Popular, Inc. (Puerto Rico)	33,700	1,979,875
Qatar National Bank QPSC (Qatar)	50,016	282,726
Regions Financial Corp.	398,261	6,834,159
Resona Holdings, Inc. (Japan)	370,900	1,617,050
Sberbank of Russia PJSC (Russia)	331,146	1,359,194
Shinhan Financial Group Co. Ltd. (South Korea)	6,488	242,821
Shinsei Bank Ltd. (Japan)	334,200	5,102,805
Societe Generale SA (France)	233,297	8,130,736
Standard Chartered PLC (United Kingdom)	864,651	8,165,783
State Bank of India (India)*	37,000	173,399
Sterling Bancorp	91,700	1,933,036
Sumitomo Mitsui Financial Group, Inc. (Japan)	249,400	9,188,156
TCF Financial Corp.	51,200	2,396,160
Unicaja Banco SA (Spain), 144A	904,479	984,582
United Community Banks, Inc.	44,300	1,367,984
United Overseas Bank Ltd. (Singapore)	330,400	6,508,299
Univest Financial Corp.	38,000	1,017,640
Wells Fargo & Co.	91,373	4,915,867
Western Alliance Bancorp	26,880	1,532,160
Wintrust Financial Corp.	18,100	1,283,290

		217,469,502

Beverages — 0.4%
Asahi Group Holdings Ltd. (Japan)	36,000	1,645,609
Coca-Cola Co. (The)	28,700	1,588,545
Coca-Cola European Partners PLC (United Kingdom)	32,172	1,636,911
Diageo PLC (United Kingdom)	132,493	5,629,274
Fomento Economico Mexicano SAB de CV (Mexico), UTS	28,400	267,860
Kirin Holdings Co. Ltd. (Japan)	26,300	573,999
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	4,600	782,516
Monster Beverage Corp.*	30,825	1,958,929
PepsiCo, Inc.	12,800	1,749,376
Shanghai Bairun Investment Holding Group Co. Ltd. (China)	104,900	396,266
Thai Beverage PCL (Thailand)	1,146,400	757,640

		16,986,925

Biotechnology — 1.6%
AbbVie, Inc.	41,000	3,630,140
Acceleron Pharma, Inc.*	37,800	2,004,156
Aimmune Therapeutics, Inc.*(a)	25,700	860,179
Allogene Therapeutics, Inc.*(a)	9,400	244,212
Amgen, Inc.	25,800	6,219,606
Argenx SE (Netherlands), ADR*(a)	10,400	1,669,408
Ascendis Pharma A/S (Denmark), ADR*	7,400	1,029,488

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Aurinia Pharmaceuticals, Inc. (Canada)*(a)	156,400	$3,168,664
Blueprint Medicines Corp.*	49,600	3,973,456
CRISPR Therapeutics AG (Switzerland)*(a)	13,000	791,765
CSL Ltd. (Australia)	91,918	17,798,845
CStone Pharmaceuticals (China), 144A*	71,500	94,679
Deciphera Pharmaceuticals, Inc.*	18,400	1,145,216
Global Blood Therapeutics, Inc.*(a)	73,429	5,836,871
Immunomedics, Inc.*	47,600	1,007,216
KalVista Pharmaceuticals, Inc.*	26,500	471,965
Mirati Therapeutics, Inc.*	7,400	953,564
MorphoSys AG (Germany), ADR*	127,912	4,562,621
Natera, Inc.*	23,000	774,870
Neurocrine Biosciences, Inc.*	35,697	3,837,071
PolarityTE, Inc.*(a)	24,200	62,920
PTC Therapeutics, Inc.*	23,500	1,128,705
Sarepta Therapeutics, Inc.*(a)	31,590	4,076,374
Turning Point Therapeutics, Inc.*(a)	18,500	1,152,365
uniQure NV (Netherlands)*(a)	14,100	1,010,406
Vertex Pharmaceuticals, Inc.*	37,810	8,278,500

		75,783,262

Building Products — 0.5%
AGC, Inc. (Japan)	44,300	1,582,281
American Woodmark Corp.*	14,280	1,492,403
Armstrong World Industries, Inc.	13,700	1,287,389
Assa Abloy AB (Sweden) (Class B Stock)	559,000	13,064,937
Builders FirstSource, Inc.*	43,966	1,117,176
Gibraltar Industries, Inc.*	23,700	1,195,428
Johnson Controls International PLC	118,192	4,811,596
Trex Co., Inc.*(a)	12,300	1,105,524

		25,656,734

Capital Markets — 2.1%
B3 SA - Brasil Bolsa Balcao (Brazil)	395,300	4,222,547
Banco BTG Pactual SA (Brazil), UTS	11,400	215,746
Brightsphere Investment Group, Inc.	57,400	586,628
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	27,200	1,571,612
Charles Schwab Corp. (The)	101,226	4,814,309
CI Financial Corp. (Canada)	106,500	1,780,536
Cowen, Inc. (Class A Stock)*	95,800	1,508,850
Deutsche Boerse AG (Germany)	66,190	10,435,890
E*TRADE Financial Corp.	34,100	1,547,117
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	267,000	8,695,765
Lazard Ltd. (Class A Stock)	129,000	5,154,840
London Stock Exchange Group PLC (United Kingdom)	66,750	6,872,794
Macquarie Group Ltd. (Australia)	60,858	5,889,190
Moody’s Corp.	30,900	7,335,969
Morgan Stanley	55,600	2,842,272
MSCI, Inc.	45,000	11,618,100
Natixis SA (France)	465,200	2,069,348
Partners Group Holding AG (Switzerland)	4,236	3,890,414

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
S&P Global, Inc.	26,000	$7,099,300
Singapore Exchange Ltd. (Singapore)	277,800	1,834,423
Standard Life Aberdeen PLC (United Kingdom)	1,367,344	5,960,651
TD Ameritrade Holding Corp.	13,900	690,830
UBS Group AG (Switzerland)*(a)	405,400	5,099,932

		101,737,063

Chemicals — 1.4%
Air Products & Chemicals, Inc.	7,200	1,691,928
Ashland Global Holdings, Inc.	18,510	1,416,570
BASF SE (Germany)	12,924	980,274
Celanese Corp.	21,962	2,703,962
CF Industries Holdings, Inc.	103,974	4,963,719
Chemours Co. (The)	159,000	2,876,310
Covestro AG (Germany), 144A	18,092	846,528
DuPont de Nemours, Inc.	94,611	6,074,026
Element Solutions, Inc.*	84,000	981,120
Innospec, Inc.	11,700	1,210,248
Israel Chemicals Ltd. (Israel)	152,432	717,783
LG Chem Ltd. (South Korea)	1,362	373,653
Linde PLC (United Kingdom)	91,700	19,621,142
Mosaic Co. (The)	48,800	1,056,032
Nutrien Ltd. (Canada)	28,100	1,345,329
Olin Corp.	56,200	969,450
Scotts Miracle-Gro Co. (The)	9,400	998,092
Sherwin-Williams Co. (The)	14,800	8,636,392
Shin-Etsu Chemical Co. Ltd. (Japan)	53,100	5,845,130
Sika AG (Switzerland)	12,001	2,255,626
Tikkurila OYJ (Finland)	50,335	822,227

		66,385,541

Commercial Services & Supplies — 0.7%
ABM Industries, Inc.(a)	38,000	1,432,980
Brink’s Co. (The)	13,200	1,196,976
Casella Waste Systems, Inc. (Class A Stock)*	16,200	745,686
Copart, Inc.*	23,100	2,100,714
Edenred (France)	193,915	10,041,367
Elis SA (France)	69,100	1,436,233
Healthcare Services Group, Inc.(a)	80,300	1,952,896
Heritage-Crystal Clean, Inc.*	64,800	2,032,776
Loomis AB (Sweden) (Class B Stock)	35,800	1,481,726
Prosegur Cia de Seguridad SA (Spain)	475,700	1,965,271
Rentokil Initial PLC (United Kingdom)	277,360	1,667,079
Republic Services, Inc.	19,250	1,725,377
Shanghai M&G Stationery, Inc. (China) (Class A Stock)	28,900	202,516
Waste Connections, Inc.	36,500	3,313,835
Waste Management, Inc.	20,100	2,290,596

		33,586,028

Communications Equipment — 0.4%
Cisco Systems, Inc.	189,255	9,076,670
Extreme Networks, Inc.*	118,200	871,134
F5 Networks, Inc.*	21,800	3,044,370
Lumentum Holdings, Inc.*(a)	23,400	1,855,620
Motorola Solutions, Inc.	6,400	1,031,296

COMMON STOCKS (continued)	Shares	Value
Communications Equipment (continued)
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	579,921	$5,049,598

		20,928,688

Construction & Engineering — 0.4%
Bouygues SA (France)	70,700	3,008,761
Ferrovial SA (Spain)	53,954	1,634,362
Kajima Corp. (Japan)	109,700	1,458,509
Larsen & Toubro Ltd. (India)	25,900	471,671
Taisei Corp. (Japan)	41,100	1,707,279
Vinci SA (France)	92,763	10,324,628

		18,605,210

Construction Materials — 0.7%
CRH PLC (Ireland)	146,567	5,875,170
CRH PLC (Ireland), ADR	237,100	9,562,243
Eagle Materials, Inc.	9,300	843,138
HeidelbergCement AG (Germany)	67,600	4,959,389
James Hardie Industries PLC, CDI	84,250	1,647,631
Martin Marietta Materials, Inc.	34,316	9,596,127
Shree Cement Ltd. (India)	1,600	456,830
Vulcan Materials Co.	10,500	1,511,895

		34,452,423

Consumer Finance — 0.3%
Capital One Financial Corp.	36,600	3,766,506
Discover Financial Services	43,100	3,655,742
FirstCash, Inc.	11,800	951,434
OneMain Holdings, Inc.	19,700	830,355
Shriram Transport Finance Co. Ltd. (India)	36,600	601,752
Synchrony Financial	104,100	3,748,641

		13,554,430

Containers & Packaging — 0.1%
Amcor PLC	92,300	1,000,532
AptarGroup, Inc.	13,500	1,560,870
Crown Holdings, Inc.*	22,900	1,661,166
Graphic Packaging Holding Co.	101,850	1,695,802

		5,918,370

Diversified Consumer Services — 0.1%
Adtalem Global Education, Inc.*	21,800	762,346
Laureate Education, Inc. (Class A Stock)*	118,900	2,093,829
New Oriental Education & Technology Group, Inc. (China), ADR*	8,120	984,550
ServiceMaster Global Holdings, Inc.*	25,500	985,830
Strategic Education, Inc.	6,200	985,180
TAL Education Group (China), ADR*	5,300	255,460
YDUQS Part (Brazil)	76,500	903,311

		6,970,506

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc. (Class B Stock)*	41,463	9,391,370
Challenger Ltd. (Australia)	162,277	923,086
Investor AB (Sweden) (Class B Stock)	128,700	7,024,289

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Diversified Financial Services (continued)
ORIX Corp. (Japan)	454,900	$7,549,739
Voya Financial, Inc.	89,562	5,461,491

		30,349,975

Diversified Telecommunication Services — 0.6%
Cellnex Telecom SA (Spain), 144A	56,700	2,449,456
China Tower Corp. Ltd. (China) (Class H Stock), 144A	1,910,000	422,534
China Unicom Hong Kong Ltd. (China)	336,000	317,075
Cogent Communications Holdings, Inc.	18,130	1,193,135
Elisa OYJ (Finland)	37,355	2,061,032
HKT Trust & HKT Ltd. (Hong Kong)	1,771,000	2,497,748
Masmovil Ibercom SA (Spain)*	86,820	1,985,109
Nippon Telegraph & Telephone Corp. (Japan)	188,888	4,795,463
Orange SA (France)	201,251	2,961,028
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	1,905,600	543,510
Verizon Communications, Inc.	107,877	6,623,648
Vonage Holdings Corp.*	94,800	702,468

		26,552,206

Electric Utilities — 1.6%
American Electric Power Co., Inc.	37,600	3,553,576
CLP Holdings Ltd. (Hong Kong)	167,318	1,757,131
Duke Energy Corp.(a)	33,841	3,086,638
Enel SpA (Italy)	1,922,070	15,264,870
Entergy Corp.	90,152	10,800,210
Equatorial Energia SA (Brazil)	74,500	422,068
Evergy, Inc.	116,938	7,611,494
Eversource Energy	21,227	1,805,781
Exelon Corp.	89,954	4,101,003
FirstEnergy Corp.	38,500	1,871,100
Fortum OYJ (Finland)	96,071	2,371,120
Iberdrola SA (Spain)	243,900	2,518,526
Korea Electric Power Corp. (South Korea)*	16,615	399,155
NextEra Energy, Inc.	24,559	5,947,207
Orsted A/S (Denmark), 144A	77,396	8,012,624
Pinnacle West Capital Corp.	31,049	2,792,236
Portland General Electric Co.	19,820	1,105,758
PPL Corp.	94,100	3,376,308
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	342,600	1,462,117

		78,258,922

Electrical Equipment — 0.4%
AMETEK, Inc.	73,496	7,330,491
Bizlink Holding, Inc. (Taiwan)	28,820	217,632
EnerSys	5,800	434,014
Fagerhult AB (Sweden)	40,909	259,950
GrafTech International Ltd.(a)	60,100	698,362
Legrand SA (France)	66,000	5,384,416
Rockwell Automation, Inc.	14,061	2,849,743
Vestas Wind Systems A/S (Denmark)	13,046	1,315,399

		18,490,007

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components — 1.0%
Azbil Corp. (Japan)	139,300	$3,920,184
CDW Corp.	11,300	1,614,092
Coherent, Inc.*	5,200	865,020
Flex Ltd.*(a)	89,000	1,123,180
Hitachi High-Technologies Corp. (Japan)	74,700	5,272,820
Hitachi Ltd. (Japan)	46,000	1,937,861
Hon Hai Precision Industry Co. Ltd. (Taiwan)	284,000	863,899
Ibiden Co. Ltd. (Japan)	54,700	1,299,195
Jabil, Inc.	24,400	1,008,452
Keyence Corp. (Japan)	56,800	19,998,253
Keysight Technologies, Inc.*	12,600	1,293,138
Largan Precision Co. Ltd. (Taiwan)	4,000	669,827
LG Innotek Co. Ltd. (South Korea)	1,878	226,687
Samsung SDI Co. Ltd. (South Korea)*	1,074	218,434
Spectris PLC (United Kingdom)	100,000	3,849,768
Sunny Optical Technology Group Co. Ltd. (China)	26,300	457,056
TTM Technologies, Inc.*	86,500	1,301,825
Unimicron Technology Corp. (Taiwan)	262,000	369,028
Zebra Technologies Corp. (Class A Stock)*	8,000	2,043,520

		48,332,239

Energy Equipment & Services — 0.3%
Archrock, Inc.	39,100	392,564
Cactus, Inc. (Class A Stock)	44,100	1,513,512
China Oilfield Services Ltd. (China) (Class H Stock)	228,000	359,135
DMC Global, Inc.(a)	8,100	364,014
Halliburton Co.	134,121	3,281,941
Helix Energy Solutions Group, Inc.*	156,860	1,510,562
Helmerich & Payne, Inc.	36,400	1,653,652
Natural Gas Services Group, Inc.*	48,100	589,706
Pason Systems, Inc. (Canada)	70,800	714,788
ProPetro Holding Corp.*	79,400	893,250
Solaris Oilfield Infrastructure, Inc. (Class A Stock)(a)	94,000	1,316,000
Yantai Jereh Oilfield Services Group Co. Ltd. (China)	71,300	379,911

		12,969,035

Entertainment — 0.2%
Cinemark Holdings, Inc.	35,300	1,194,905
NetEase, Inc. (China), ADR	1,920	588,749
Nintendo Co. Ltd. (Japan)	6,100	2,458,823
Vivendi SA (France)	143,815	4,163,643
World Wrestling Entertainment, Inc. (Class A Stock)(a)	20,300	1,316,861
Zynga, Inc. (Class A Stock)*	147,700	903,924

		10,626,905

Equity Real Estate Investment Trusts (REITs) — 2.6%
American Campus Communities, Inc.	13,900	653,717
American Tower Corp.	34,321	7,887,652
Apartment Investment & Management Co. (Class A Stock)	87,714	4,530,428

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Armada Hoffler Properties, Inc.	115,654	$2,122,251
AvalonBay Communities, Inc.	16,800	3,522,960
Brixmor Property Group, Inc.	72,100	1,558,081
Canadian Apartment Properties REIT (Canada)	46,700	1,906,409
CoreSite Realty Corp.	28,170	3,158,420
Corporate Office Properties Trust	36,500	1,072,370
Crown Castle International Corp.	13,976	1,986,688
CubeSmart	97,900	3,081,892
Dexus (Australia)	171,736	1,415,247
Equinix, Inc.	12,109	7,068,023
Equity Commonwealth	39,100	1,283,653
Equity LifeStyle Properties, Inc.	49,300	3,470,227
Equity Residential	20,879	1,689,529
Essex Property Trust, Inc.	5,617	1,689,931
Extra Space Storage, Inc.	30,895	3,263,130
Gaming & Leisure Properties, Inc.	76,700	3,301,935
Healthcare Realty Trust, Inc.	44,300	1,478,291
Invitation Homes, Inc.	115,600	3,464,532
Liberty Property Trust	49,712	2,985,206
Mack-Cali Realty Corp.	61,800	1,429,434
Medical Properties Trust, Inc.	78,300	1,652,913
National Retail Properties, Inc.	48,500	2,600,570
Omega Healthcare Investors, Inc.	33,400	1,414,490
Outfront Media, Inc.	51,200	1,373,184
Park Hotels & Resorts, Inc.	47,000	1,215,890
PotlatchDeltic Corp.	31,300	1,354,351
Prologis, Inc.	124,590	11,105,953
Rexford Industrial Realty, Inc.	46,400	2,119,088
Sabra Health Care REIT, Inc.	95,100	2,029,434
Segro PLC (United Kingdom)	170,408	2,030,213
Service Properties Trust	9,100	221,403
Simon Property Group, Inc.	21,900	3,262,224
SITE Centers Corp.	101,200	1,418,824
Spirit Realty Capital, Inc.	91,940	4,521,609
Stockland (Australia)	84,397	273,564
STORE Capital Corp.	114,100	4,249,084
Taubman Centers, Inc.	49,100	1,526,519
Terreno Realty Corp.	22,600	1,223,564
UDR, Inc.	171,529	8,010,404
VEREIT, Inc.	292,900	2,706,396
VICI Properties, Inc.(a)	223,600	5,712,980
Weingarten Realty Investors	48,600	1,518,264

		125,560,927

Food & Staples Retailing — 1.0%
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	142,800	4,531,815
BGF retail Co. Ltd. (South Korea)	8,600	1,257,316
Bid Corp. Ltd. (South Africa)	10,800	254,267
Clicks Group Ltd. (South Africa)	221,300	4,059,264
Costco Wholesale Corp.	16,551	4,864,670
CP ALL PCL (Thailand)	212,200	511,827
Dairy Farm International Holdings Ltd. (Hong Kong)	121,800	694,523
Koninklijke Ahold Delhaize NV (Netherlands)	61,341	1,533,286
Kroger Co. (The)	67,700	1,962,623
Performance Food Group Co.*	53,200	2,738,736

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (continued)
PriceSmart, Inc.	17,100	$1,214,442
Sysco Corp.	42,374	3,624,672
Tsuruha Holdings, Inc. (Japan)	7,900	1,014,549
US Foods Holding Corp.*	80,077	3,354,426
Wal-Mart de Mexico SAB de CV (Mexico)	130,700	375,216
Walmart, Inc.	109,496	13,012,505
Woolworths Group Ltd. (Australia)	59,492	1,510,733

		46,514,870

Food Products — 1.5%
Bunge Ltd.	51,440	2,960,372
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	393	3,049,923
Danone SA (France)	19,826	1,646,304
Darling Ingredients, Inc.*	71,400	2,004,912
General Mills, Inc.	64,658	3,463,082
Gruma SAB de CV (Mexico) (Class B Stock)	17,280	177,109
Ingredion, Inc.	14,800	1,375,660
J.M. Smucker Co. (The)(a)	14,200	1,478,646
Kellogg Co.	23,400	1,618,344
Kerry Group PLC (Ireland) (Class A Stock)	16,200	2,019,899
Lamb Weston Holdings, Inc.	22,400	1,927,072
Mondelez International, Inc. (Class A Stock)	35,616	1,961,729
Nestle SA (Switzerland)	321,507	34,804,230
Post Holdings, Inc.*	12,700	1,385,570
SunOpta, Inc. (Canada)*(a)	103,000	257,500
TreeHouse Foods, Inc.*(a)	26,400	1,280,400
Tyson Foods, Inc. (Class A Stock)	116,038	10,564,100

		71,974,852

Gas Utilities — 0.4%
Atmos Energy Corp.	17,800	1,991,108
China Gas Holdings Ltd. (China)	222,200	832,035
Indraprastha Gas Ltd. (India)	136,000	817,023
New Jersey Resources Corp.	54,300	2,420,151
Northwest Natural Holding Co.	14,800	1,091,204
ONE Gas, Inc.	20,400	1,908,828
Snam SpA (Italy)	875,327	4,605,793
South Jersey Industries, Inc.(a)	135,609	4,472,385

		18,138,527

Health Care Equipment & Supplies — 2.0%
Align Technology, Inc.*	7,400	2,064,896
Antares Pharma, Inc.*	190,600	895,820
Becton, Dickinson & Co.	33,630	9,146,351
Boston Scientific Corp.*	165,624	7,489,517
Danaher Corp.	81,854	12,562,952
DexCom, Inc.*	7,500	1,640,550
Edwards Lifesciences Corp.*	7,500	1,749,675
Envista Holdings Corp.*	27,800	823,992
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	234,794	3,503,649
Glaukos Corp.*(a)	22,200	1,209,234
Heska Corp.*(a)	11,000	1,055,340

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Hoya Corp. (Japan)	183,300	$17,529,290
IDEXX Laboratories, Inc.*	15,200	3,969,176
Integra LifeSciences Holdings Corp.*	13,800	804,264
Intuitive Surgical, Inc.*	4,200	2,482,830
Koninklijke Philips NV (Netherlands)	114,574	5,603,070
Medtronic PLC	30,583	3,469,641
Merit Medical Systems, Inc.*	41,010	1,280,332
Novocure Ltd.*(a)	17,500	1,474,725
OrthoPediatrics Corp.*(a)	25,500	1,198,245
ResMed, Inc.	53,800	8,337,386
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (China) (Class A Stock)	7,700	201,397
Stryker Corp.	1,954	410,223
ViewRay, Inc.*(a)	195,900	826,698
Zimmer Biomet Holdings, Inc.	29,111	4,357,335

		94,086,588

Health Care Providers & Services — 0.9%
Acadia Healthcare Co., Inc.*(a)	25,600	850,432
Addus HomeCare Corp.*	13,000	1,263,860
Anthem, Inc.	8,000	2,416,240
Centene Corp.*(a)	21,400	1,345,418
Chemed Corp.	4,900	2,152,374
Cigna Corp.(a)	2,933	599,769
CVS Health Corp.	42,600	3,164,754
Ensign Group, Inc. (The)	18,900	857,493
Hanger, Inc.*	59,800	1,651,078
Humana, Inc.	20,731	7,598,326
LHC Group, Inc.*	15,916	2,192,588
Molina Healthcare, Inc.*	13,000	1,763,970
Option Care Health, Inc.*(a)	214,700	800,831
R1 RCM, Inc.*	116,300	1,509,574
RadNet, Inc.*	107,300	2,178,190
UnitedHealth Group, Inc.	44,236	13,004,500
Universal Health Services, Inc. (Class B Stock)	11,400	1,635,444

		44,984,841

Health Care Technology — 0.1%
Veeva Systems, Inc. (Class A Stock)*	24,600	3,460,236

Hotels, Restaurants & Leisure — 1.1%
Boyd Gaming Corp.(a)	34,700	1,038,918
Carnival PLC	23,464	1,131,690
Chipotle Mexican Grill, Inc.*	2,200	1,841,642
Compass Group PLC (United Kingdom)	74,276	1,863,680
Denny’s Corp.*	37,050	736,554
Domino’s Pizza, Inc.	6,800	1,997,704
Hilton Grand Vacations, Inc.*	49,700	1,709,183
InterContinental Hotels Group PLC (United Kingdom)	27,325	1,888,296
InterContinental Hotels Group PLC (United Kingdom), ADR	133,100	9,139,977
McDonald’s Corp.	35,565	7,028,000
Oriental Land Co. Ltd. (Japan)	6,300	859,693
Planet Fitness, Inc. (Class A Stock)*(a)	15,000	1,120,200
Royal Caribbean Cruises Ltd.	34,999	4,672,716

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Starbucks Corp.	59,242	$5,208,557
Texas Roadhouse, Inc.	26,900	1,515,008
Wyndham Destinations, Inc.	75,500	3,902,595
Yum China Holdings, Inc. (China)	4,330	207,883
Yum! Brands, Inc.	87,260	8,789,700

		54,651,996

Household Durables — 0.7%
Barratt Developments PLC (United Kingdom)	380,317	3,778,086
D.R. Horton, Inc.	118,476	6,249,609
Haier Electronics Group Co. Ltd. (Hong Kong)	85,000	266,226
Installed Building Products, Inc.*	7,500	516,525
Lennar Corp. (Class A Stock)	78,949	4,404,565
Midea Group Co. Ltd. (China) (Class A Stock)	72,600	608,648
NVR, Inc.*	860	3,275,233
Persimmon PLC (United Kingdom)	40,623	1,457,276
Sony Corp. (Japan)	96,400	6,552,388
Taylor Morrison Home Corp.*	48,300	1,055,838
Tempur Sealy International, Inc.*	18,200	1,584,492
Toll Brothers, Inc.	44,300	1,750,293
TopBuild Corp.*	7,700	793,716

		32,292,895

Household Products — 0.4%
C&S Paper Co. Ltd. (China)	153,500	279,046
Central Garden & Pet Co. (Class A Stock)*	28,700	842,632
Clorox Co. (The)(a)	10,600	1,627,524
Colgate-Palmolive Co.	25,000	1,721,000
Kimberly-Clark Corp.	25,400	3,493,770
Procter & Gamble Co. (The)	87,221	10,893,903

		18,857,875

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp.	126,100	2,509,390
NRG Energy, Inc.	39,200	1,558,200
Vistra Energy Corp.	74,900	1,721,951

		5,789,541

Industrial Conglomerates — 0.3%
Jardine Matheson Holdings Ltd. (Hong Kong)	20,900	1,161,453
Jardine Strategic Holdings Ltd. (Hong Kong)	35,500	1,086,971
Rheinmetall AG (Germany)	25,200	2,901,917
Siemens AG (Germany)	74,000	9,696,909

		14,847,250

Insurance — 4.0%
Aflac, Inc.	88,328	4,672,551
AIA Group Ltd. (Hong Kong)	1,707,200	17,943,470
Allianz SE (Germany)	13,013	3,189,314
Allstate Corp. (The)	62,419	7,019,017
American International Group, Inc.	27,600	1,416,708
Assicurazioni Generali SpA (Italy)	212,500	4,386,988

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Assurant, Inc.	20,417	$2,676,260
Aviva PLC (United Kingdom)	1,300,175	7,252,787
AXA SA (France)	351,200	9,895,728
Axis Capital Holdings Ltd.	18,500	1,099,640
Beazley PLC (United Kingdom)	239,800	1,767,497
China Life Insurance Co. Ltd. (China) (Class H Stock)	242,000	673,769
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	80,600	317,861
Chubb Ltd.	20,600	3,206,596
Employers Holdings, Inc.	9,600	400,800
Fidelity National Financial, Inc.	53,554	2,428,674
First American Financial Corp.	39,323	2,293,317
Globe Life, Inc.	9,900	1,041,975
Great-West Lifeco, Inc. (Canada)	32,435	830,764
Hannover Rueck SE (Germany)	40,875	7,909,495
Hanover Insurance Group, Inc. (The)	4,700	642,349
Hartford Financial Services Group, Inc. (The)	105,511	6,411,903
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)	26,318	611,437
Insurance Australia Group Ltd. (Australia)	317,701	1,707,960
Intact Financial Corp. (Canada)	19,200	2,076,211
IRB Brasil Resseguros SA (Brazil)	33,000	319,524
James River Group Holdings Ltd.	30,700	1,265,147
Kemper Corp.	17,900	1,387,250
Marsh & McLennan Cos., Inc.	97,300	10,840,193
MetLife, Inc.	32,200	1,641,234
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	23,191	6,841,177
National Western Life Group, Inc. (Class A Stock)	2,900	843,552
NN Group NV (Netherlands)	20,959	795,708
Old Republic International Corp.	66,100	1,478,657
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	319,400	3,791,306
Principal Financial Group, Inc.(a)	29,900	1,644,500
Progressive Corp. (The)	33,900	2,454,021
Prudential PLC (United Kingdom)	390,966	7,524,315
QBE Insurance Group Ltd. (Australia)	329,808	2,979,483
Reinsurance Group of America, Inc.	32,630	5,320,648
RSA Insurance Group PLC (United Kingdom)	506,785	3,801,545
Sampo OYJ (Finland) (Class A Stock)	95,613	4,174,643
Sony Financial Holdings, Inc. (Japan)	182,700	4,377,607
Swiss Life Holding AG (Switzerland)	5,831	2,928,420
Swiss Re AG (Switzerland)	22,746	2,554,127
Tokio Marine Holdings, Inc. (Japan)	173,600	9,682,969
Travelers Cos., Inc. (The)	42,897	5,874,744
Unum Group	13,737	400,571
Willis Towers Watson PLC	7,200	1,453,968
Zurich Insurance Group AG (Switzerland)	33,601	13,783,444

		190,031,824

COMMON STOCKS (continued)	Shares	Value
Interactive Media & Services — 1.1%
Adevinta ASA (France) (Class B Stock)*	234,897	$2,783,538
Alphabet, Inc. (Class A Stock)*	13,547	18,144,716
Auto Trader Group PLC (United Kingdom), 144A	248,475	1,959,849
Baidu, Inc. (China), ADR*	3,100	391,840
Facebook, Inc. (Class A Stock)*	73,754	15,138,009
Kakaku.com, Inc. (Japan)	120,000	3,051,022
Match Group, Inc.*(a)	44,100	3,621,051
Momo, Inc. (China), ADR	5,500	184,250
Rightmove PLC (United Kingdom)	353,900	2,979,260
Snap, Inc. (Class A Stock)*	50,200	819,766
Tencent Holdings Ltd. (China)	95,800	4,611,214
Yandex NV (Russia) (Class A Stock)*	15,900	691,491

		54,376,006

Internet & Direct Marketing Retail — 1.0%
Alibaba Group Holding Ltd. (China)*	25,500	681,511
Alibaba Group Holding Ltd. (China), ADR*	63,500	13,468,350
Amazon.com, Inc.*	6,574	12,147,700
Booking Holdings, Inc.*	900	1,848,357
Duluth Holdings, Inc. (Class B Stock)*(a)	41,400	435,942
eBay, Inc.	151,077	5,455,391
JD.com, Inc. (China), ADR*	18,290	644,357
Meituan Dianping (China) (Class B Stock)*	81,900	1,072,310
MercadoLibre, Inc. (Argentina)*	2,200	1,258,268
Naspers Ltd. (South Africa) (Class N Stock)	26,261	4,299,463
Pinduoduo, Inc. (China), ADR*	5,300	200,446
Prosus NV (China)*	31,000	2,318,134
ZOZO, Inc. (Japan)	94,800	1,812,123

		45,642,352

IT Services — 3.1%
Accenture PLC (Class A Stock)	33,367	7,026,089
Adyen NV (Netherlands), 144A*	2,617	2,147,202
Alliance Data Systems Corp.	14,800	1,660,560
Alten SA (France)	8,700	1,098,565
Amadeus IT Group SA (Spain)	174,047	14,227,874
Atos SE (France)	36,076	3,014,935
Automatic Data Processing, Inc.	10,700	1,824,350
Black Knight, Inc.*	73,400	4,732,832
Capgemini SE (France)	39,164	4,785,160
DXC Technology Co.	24,400	917,196
Euronet Worldwide, Inc.*	10,400	1,638,624
ExlService Holdings, Inc.*	32,300	2,243,558
Fidelity National Information Services, Inc.	10,800	1,502,172
Fiserv, Inc.*	46,000	5,318,980
Genpact Ltd.	97,308	4,103,478
Global Payments, Inc.	8,900	1,624,784
Infosys Ltd. (India)	20,700	213,166
International Business Machines Corp.	10,900	1,461,036
Jack Henry & Associates, Inc.	12,100	1,762,607
KBR, Inc.	40,600	1,238,300
Mastercard, Inc. (Class A Stock)	68,400	20,423,556

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
MAXIMUS, Inc.	14,300	$1,063,777
MongoDB, Inc.*(a)	9,700	1,276,617
Obic Co. Ltd. (Japan)	46,900	6,321,220
Okta, Inc.*(a)	18,100	2,088,197
PayPal Holdings, Inc.*	105,709	11,434,542
Shopify, Inc. (Canada) (Class A Stock)*	4,200	1,669,909
VeriSign, Inc.*	10,000	1,926,800
Verra Mobility Corp.*(a)	51,000	713,490
Virtusa Corp.*	39,220	1,777,843
Visa, Inc. (Class A Stock)(a)	184,948	34,751,729
WNS Holdings Ltd. (India), ADR*	31,600	2,090,340
Worldline SA (France), 144A*	25,680	1,820,489

		149,899,977

Leisure Products — 0.2%
Bandai Namco Holdings, Inc. (Japan)	31,285	1,899,438
Brunswick Corp.	66,531	3,990,530
Callaway Golf Co.(a)	34,500	731,400
Mattel, Inc.*(a)	82,700	1,120,585

		7,741,953

Life Sciences Tools & Services — 0.2%
Accelerate Diagnostics, Inc.*(a)	81,500	1,377,350
Bio-Rad Laboratories, Inc. (Class A Stock)*	5,300	1,961,159
Bruker Corp.	29,166	1,486,591
Hangzhou Tigermed Consulting Co. Ltd. (China) (Class A Stock)	51,050	464,211
IQVIA Holdings, Inc.*	13,000	2,008,630
Lonza Group AG (Switzerland)*	5,583	2,037,215
Quanterix Corp.*(a)	34,100	805,783

		10,140,939

Machinery — 1.8%
Airtac International Group (Taiwan)	23,000	359,526
Allison Transmission Holdings, Inc.	35,700	1,725,024
Atlas Copco AB (Sweden) (Class A Stock)	327,021	13,040,110
Columbus McKinnon Corp.	47,600	1,905,428
Douglas Dynamics, Inc.	38,600	2,123,000
Epiroc AB (Sweden) (Class A Stock)	351,300	4,284,664
FANUC Corp. (Japan)	65,000	12,005,084
Federal Signal Corp.	56,000	1,806,000
Harsco Corp.*	75,400	1,734,954
Hiwin Technologies Corp. (Taiwan)	62,130	584,398
Ingersoll-Rand PLC	22,396	2,976,876
Interpump Group SpA (Italy)	95,900	3,035,787
ITT, Inc.	37,200	2,749,452
John Bean Technologies Corp.	14,500	1,633,570
Meritor, Inc.*	50,200	1,314,738
MINEBEA MITSUMI, Inc. (Japan)	236,500	4,889,883
MISUMI Group, Inc. (Japan)	288,900	7,159,285
Mitsubishi Heavy Industries Ltd. (Japan)	27,439	1,065,474
Nabtesco Corp. (Japan)	83,900	2,478,626
OSG Corp. (Japan)	112,800	2,145,174
PACCAR, Inc.	19,700	1,558,270
RBC Bearings, Inc.*	9,900	1,567,566

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Schindler Holding AG (Switzerland)	3,100	$759,585
Schindler Holding AG (Switzerland), Part. Cert	29,190	7,421,256
SMC Corp. (Japan)	4,600	2,098,905
Volvo AB (Sweden) (Class B Stock)	88,869	1,487,117
Welbilt, Inc.*(a)	103,800	1,620,318
Woodward, Inc.	14,400	1,705,536
Yangzijiang Shipbuilding Holdings Ltd. (China)	1,641,200	1,372,310

		88,607,916

Marine — 0.1%
AP Moller - Maersk A/S (Denmark) (Class B Stock)	1,826	2,630,288

Media — 0.6%
Altice USA, Inc. (Class A Stock)*	56,100	1,533,774
Charter Communications, Inc. (Class A Stock)*	6,104	2,960,928
Comcast Corp. (Class A Stock)	247,901	11,148,108
Discovery, Inc. (Class A Stock)*(a)	46,600	1,525,684
Informa PLC (United Kingdom)	547,798	6,228,701
Nexstar Media Group, Inc. (Class A Stock)	6,100	715,225
Schibsted ASA (Norway) (Class B Stock)	99,400	2,847,952
Sinclair Broadcast Group, Inc. (Class A Stock)	34,100	1,136,894
WPP PLC (United Kingdom)	185,500	2,629,180

		30,726,446

Metals & Mining — 1.3%
Agnico Eagle Mines Ltd. (Canada)	56,900	3,504,572
Alrosa PJSC (Russia)	333,350	455,026
Anglo American PLC (South Africa)	265,199	7,683,054
AngloGold Ashanti Ltd. (South Africa)	31,662	717,757
Barrick Gold Corp. (Canada)	95,572	1,775,208
BHP Group PLC (Australia)	629,956	14,841,020
Carpenter Technology Corp.(a)	23,500	1,169,830
Commercial Metals Co.	81,800	1,821,686
Evraz PLC (Russia)	267,696	1,442,842
Ferroglobe PLC*^	44,100	—
Franco-Nevada Corp. (Canada)	36,877	3,807,968
Glencore PLC (Switzerland)*	1,787,928	5,581,092
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	63,100	173,473
Impala Platinum Holdings Ltd. (South Africa)*	36,350	372,722
Kaiser Aluminum Corp.	13,911	1,542,591
Kirkland Lake Gold Ltd. (Canada)	45,200	1,992,413
MMC Norilsk Nickel PJSC (Russia), ADR	8,605	263,500
Newmont Goldcorp Corp.	77,645	3,373,675
POSCO (South Korea)	4,149	843,093
Rio Tinto PLC (Australia)	60,124	3,598,464
Teck Resources Ltd. (Canada) (Class B Stock)	99,700	1,729,039
Vale SA (Brazil), ADR	42,694	563,561

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Wheaton Precious Metals Corp. (Canada)	118,800	$3,535,045

		60,787,631

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Chimera Investment Corp.	67,000	1,377,520
MFA Financial, Inc.	182,200	1,393,830
New Residential Investment Corp.	73,800	1,188,918
Redwood Trust, Inc.(a)	47,900	792,266
Starwood Property Trust, Inc.	57,500	1,429,450

		6,181,984

Multiline Retail — 0.2%
Dollar General Corp.	40,183	6,267,744
Dollar Tree, Inc.*	14,317	1,346,514
Pan Pacific International Holdings Corp. (Japan)	97,060	1,611,086

		9,225,344

Multi-Utilities — 0.4%
Algonquin Power & Utilities Corp. (Canada), (NYSE)(a)	124,000	1,754,600
Algonquin Power & Utilities Corp. (Canada), (XTSE)	67,600	956,307
Ameren Corp.	21,720	1,668,096
CenterPoint Energy, Inc.	109,220	2,978,429
CMS Energy Corp.	36,300	2,281,092
Dominion Energy, Inc.	78,495	6,500,956
National Grid PLC (United Kingdom)	131,321	1,647,142
Public Service Enterprise Group, Inc.	28,300	1,671,115
RWE AG (Germany)	57,030	1,757,073

		21,214,810

Oil, Gas & Consumable Fuels — 2.2%
Ardmore Shipping Corp. (Ireland)*	89,628	811,133
BP PLC (United Kingdom)	2,867,303	17,981,178
Brigham Minerals, Inc. (Class A Stock)	45,900	984,096
Centennial Resource Development, Inc. (Class A Stock)*	100,600	464,772
Chevron Corp.	44,732	5,390,653
CNOOC Ltd. (China)	648,000	1,082,831
ConocoPhillips	76,300	4,961,789
Delek US Holdings, Inc.(a)	34,800	1,166,844
Devon Energy Corp.	72,600	1,885,422
Encana Corp. (Canada)	115,000	538,447
Eni SpA (Italy)	59,976	930,933
EQT Corp.	147,600	1,608,840
Equinor ASA (Norway)	14,092	281,377
Exxon Mobil Corp.	19,068	1,330,565
Galp Energia SGPS SA (Portugal)	165,700	2,777,077
GasLog Ltd. (Monaco)	31,400	307,406
Idemitsu Kosan Co. Ltd. (Japan)	156,500	4,304,627
Inter Pipeline Ltd. (Canada)	72,100	1,251,499
JXTG Holdings, Inc. (Japan)	320,300	1,456,306
Kinder Morgan, Inc.	70,200	1,486,134
LUKOIL PJSC (Russia)	8,936	886,684
Magnolia Oil & Gas Corp. (Class A Stock)*(a)	65,100	818,958

COMMON STOCKS (continued)	Shares	Value
Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	86,935	$5,237,834
Novatek PJSC (Russia), GDR	6,026	1,224,844
Occidental Petroleum Corp.	37,500	1,545,375
Petroleo Brasileiro SA (Brazil)	148,000	1,177,319
Petroleo Brasileiro SA (Brazil), ADR	3,190	50,849
Phillips 66	49,062	5,465,997
PrairieSky Royalty Ltd. (Canada)(a)	121,100	1,420,317
Reliance Industries Ltd. (India)	92,800	1,971,340
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR(a)	131,100	7,862,067
S-Oil Corp. (South Korea)	2,817	231,759
Suncor Energy, Inc. (Canada)	83,000	2,720,326
TOTAL SA (France)	328,836	18,208,281
TOTAL SA (France), ADR	59,162	3,271,659
Williams Cos., Inc. (The)	56,300	1,335,436

		104,430,974

Paper & Forest Products — 0.1%
Suzano SA (Brazil)	73,900	728,951
UPM-Kymmene OYJ (Finland)	102,307	3,546,427

		4,275,378

Personal Products — 0.5%
Edgewell Personal Care Co.*	53,400	1,653,264
Herbalife Nutrition Ltd.*	41,800	1,992,606
Kao Corp. (Japan)	64,500	5,324,099
Natura & Co. Holding SA (Brazil)	28,600	274,930
Shiseido Co. Ltd. (Japan)	19,300	1,371,431
Unilever NV (United Kingdom)	77,718	4,475,456
Unilever PLC (United Kingdom)	114,572	6,628,592

		21,720,378

Pharmaceuticals — 2.4%
AstraZeneca PLC (United Kingdom)	97,425	9,830,863
AstraZeneca PLC (United Kingdom), ADR	117,208	5,843,991
Bayer AG (Germany)	115,892	9,460,797
Bristol-Myers Squibb Co.	144,305	9,262,938
Catalent, Inc.*	4,400	247,720
CSPC Pharmaceutical Group Ltd. (China)	342,000	818,149
Daiichi Sankyo Co. Ltd. (Japan)	25,600	1,691,778
Eli Lilly & Co.	28,400	3,732,612
Hansoh Pharmaceutical Group Co. Ltd. (China), 144A*	118,000	392,679
Horizon Therapeutics PLC*	26,800	970,160
Jazz Pharmaceuticals PLC*	21,000	3,134,880
Johnson & Johnson	16,539	2,412,544
Merck & Co., Inc.	32,400	2,946,780
Novartis AG (Switzerland)	37,155	3,524,355
Orion OYJ (Finland) (Class B Stock)	19,356	895,220
Recordati SpA (Italy)	65,070	2,745,293
Roche Holding AG (Switzerland)	95,320	30,931,413
Sanofi (France)	110,636	11,134,443
Shionogi & Co. Ltd. (Japan)	56,800	3,514,332
Takeda Pharmaceutical Co. Ltd. (Japan)	172,900	6,845,884

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Yunnan Baiyao Group Co. Ltd. (China) (Class A Stock)	30,300	$389,270
Zoetis, Inc.	27,700	3,666,095
Zogenix, Inc.*	7,700	401,401

		114,793,597

Professional Services — 0.8%
CBIZ, Inc.*	86,260	2,325,570
Centre Testing International Group Co. Ltd. (China) (Class A Stock)	514,100	1,102,674
CRA International, Inc.	22,300	1,214,681
Experian PLC (United Kingdom)	280,932	9,499,419
FTI Consulting, Inc.*	12,000	1,327,920
ICF International, Inc.	17,600	1,612,512
Recruit Holdings Co. Ltd. (Japan)	342,900	12,822,962
RELX PLC (United Kingdom)	74,385	1,878,611
SGS SA (Switzerland)	647	1,773,139
Teleperformance (France)	17,300	4,219,437
Verisk Analytics, Inc.	11,100	1,657,674

		39,434,599

Real Estate Management & Development — 0.6%
Ayala Land, Inc. (Philippines)	1,056,000	947,395
China Overseas Land & Investment Ltd. (China)	192,000	748,241
CK Asset Holdings Ltd. (Hong Kong)	206,500	1,488,575
Daito Trust Construction Co. Ltd. (Japan)	12,698	1,565,699
Henderson Land Development Co. Ltd. (Hong Kong)	319,000	1,566,517
Hysan Development Co. Ltd. (Hong Kong)	162,000	637,149
Jones Lang LaSalle, Inc.	8,500	1,479,765
Kerry Properties Ltd. (Hong Kong)	197,000	626,990
Longfor Group Holdings Ltd. (China), 144A	117,000	549,166
Mitsubishi Estate Co. Ltd. (Japan)	130,600	2,494,884
Mitsui Fudosan Co. Ltd. (Japan)	102,100	2,497,301
Sino Land Co. Ltd. (Hong Kong)	795,849	1,158,492
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	160,000	1,489,571
Vonovia SE (Germany)	225,408	12,156,579
Wheelock & Co. Ltd. (Hong Kong)	68,000	454,643

		29,860,967

Road & Rail — 0.3%
Canadian National Railway Co. (Canada)	22,100	1,999,220
Canadian Pacific Railway Ltd. (Canada)	15,200	3,874,826
East Japan Railway Co. (Japan)	58,280	5,264,449
Kansas City Southern(a)	13,561	2,077,003
Marten Transport Ltd.	37,100	797,279
Rumo SA (Brazil)*	113,200	734,462
Schneider National, Inc. (Class B Stock)(a)	67,100	1,464,122

		16,211,361

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment — 2.3%
Advanced Energy Industries, Inc.*	24,300	$1,730,160
Analog Devices, Inc.	15,200	1,806,368
Applied Materials, Inc.	70,740	4,317,969
ASML Holding NV (Netherlands)	91,512	27,218,112
Brooks Automation, Inc.	24,000	1,007,040
Cabot Microelectronics Corp.	9,100	1,313,312
Enphase Energy, Inc.*(a)	33,200	867,516
Entegris, Inc.(a)	40,300	2,018,627
FormFactor, Inc.*	51,400	1,334,858
Inphi Corp.*	30,200	2,235,404
KLA Corp.	44,006	7,840,549
Lam Research Corp.	49,272	14,407,133
MediaTek, Inc. (Taiwan)	22,000	326,461
Micron Technology, Inc.*	93,872	5,048,436
Monolithic Power Systems, Inc.	5,490	977,330
NVIDIA Corp.	11,900	2,800,070
NXP Semiconductors NV (Netherlands)	42,414	5,397,606
ON Semiconductor Corp.*	69,600	1,696,848
QUALCOMM, Inc.	47,000	4,146,810
Realtek Semiconductor Corp. (Taiwan)	66,000	519,226
Semtech Corp.*	23,800	1,259,020
SK Hynix, Inc. (South Korea)	25,385	2,048,541
Skyworks Solutions, Inc.(a)	19,400	2,345,072
SolarEdge Technologies, Inc.*	8,200	779,738
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	905,000	10,047,187
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	58,200	3,381,420
Tokyo Electron Ltd. (Japan)	21,900	4,771,029

		111,641,842

Software — 2.9%
2U, Inc.*(a)	34,800	834,852
Adobe, Inc.*	23,235	7,663,135
Alteryx, Inc. (Class A Stock)*(a)	7,300	730,511
Aspen Technology, Inc.*	15,600	1,886,508
Cadence Design Systems, Inc.*	39,300	2,725,848
Citrix Systems, Inc.	71,335	7,911,051
Constellation Software, Inc. (Canada)	2,500	2,428,016
Cornerstone OnDemand, Inc.*	28,900	1,692,095
Coupa Software, Inc.*	11,100	1,623,375
CyberArk Software Ltd.*	4,700	547,926
Everbridge, Inc.*(a)	18,800	1,467,904
Fortinet, Inc.*	17,200	1,836,272
Intuit, Inc.	6,500	1,702,545
LivePerson, Inc.*(a)	45,800	1,694,600
Manhattan Associates, Inc.*	30,000	2,392,500
Microsoft Corp.	181,110	28,561,047
Mimecast Ltd.*	26,000	1,127,880
Nice Ltd. (Israel)*	23,633	3,666,825
Oracle Corp.	185,892	9,848,558
Oracle Corp. (Japan)	75,800	6,888,403
Paylocity Holding Corp.*	11,000	1,329,020
Pegasystems, Inc.	11,700	931,905
Progress Software Corp.	33,101	1,375,347
PROS Holdings, Inc.*	12,800	766,976
RingCentral, Inc. (Class A Stock)*	6,700	1,130,089
SailPoint Technologies Holding, Inc.*	67,300	1,588,280
salesforce.com, Inc.*	44,486	7,235,203

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Software (continued)
SAP SE (Germany)	185,595	$25,181,781
ServiceNow, Inc.*(a)	5,200	1,468,064
Synopsys, Inc.*	11,200	1,559,040
Trend Micro, Inc. (Japan)	26,700	1,365,401
Varonis Systems, Inc.*	29,000	2,253,590
VMware, Inc. (Class A Stock)*	8,600	1,305,394
Workday, Inc. (Class A Stock)*	29,127	4,789,935

		139,509,876

Specialty Retail — 1.1%
AutoZone, Inc.*	2,260	2,692,361
Burlington Stores, Inc.*	9,900	2,257,497
Children’s Place, Inc. (The)(a)	13,400	837,768
Designer Brands, Inc. (Class A Stock)(a)	55,900	879,866
Dick’s Sporting Goods, Inc.	75,900	3,756,291
Fast Retailing Co. Ltd. (Japan)	1,400	834,969
Home Depot, Inc. (The)	13,500	2,948,130
Industria de Diseno Textil SA (Spain)	59,782	2,109,886
JD Sports Fashion PLC (United Kingdom)	150,716	1,682,206
Murphy USA, Inc.*	8,700	1,017,900
Nitori Holdings Co. Ltd. (Japan)	13,457	2,125,601
O’Reilly Automotive, Inc.*	6,930	3,037,142
Ross Stores, Inc.	67,186	7,821,794
TJX Cos., Inc. (The)	242,086	14,781,771
Urban Outfitters, Inc.*(a)	63,900	1,774,503
USS Co. Ltd. (Japan)	308,188	5,820,300

		54,377,985

Technology Hardware, Storage & Peripherals — 1.0%
Apple, Inc.	129,658	38,074,072
HP, Inc.	104,100	2,139,255
Samsung Electronics Co. Ltd. (South Korea)	165,293	7,955,340
Seagate Technology PLC	28,500	1,695,750

		49,864,417

Textiles, Apparel & Luxury Goods — 1.0%
adidas AG (Germany)	9,600	3,135,541
ANTA Sports Products Ltd. (China)	48,000	430,542
Burberry Group PLC (United Kingdom)	32,900	969,085
Carter’s, Inc.	16,000	1,749,440
G-III Apparel Group Ltd.*	29,100	974,850
Hermes International (France)	2,514	1,883,955
Kering SA (France)	6,840	4,493,914
Li Ning Co. Ltd. (China)	53,500	160,692
LVMH Moet Hennessy Louis Vuitton SE (France)	38,030	17,708,012
Moncler SpA (Italy)	41,660	1,875,117
NIKE, Inc. (Class B Stock)	19,000	1,924,890
Oxford Industries, Inc.(a)	19,200	1,448,064
Pandora A/S (Denmark)	35,559	1,548,581
Puma SE (Germany)	31,198	2,390,331
Shenzhou International Group Holdings Ltd. (China)	30,900	451,930
Steven Madden Ltd.	56,455	2,428,129
Tapestry, Inc.	54,700	1,475,259

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Wolverine World Wide, Inc.	52,000	$1,754,480

		46,802,812

Thrifts & Mortgage Finance — 0.2%
Bridgewater Bancshares, Inc.*	90,800	1,251,224
Essent Group Ltd.	98,505	5,121,275
Housing Development Finance Corp. Ltd. (India)	40,000	1,353,680
MGIC Investment Corp.	92,700	1,313,559
NMI Holdings, Inc. (Class A Stock)*	16,700	554,106
PB Bancorp, Inc.	37,600	570,016
Western New England Bancorp, Inc.	56,100	540,243

		10,704,103

Tobacco — 0.8%
Altria Group, Inc.	192,644	9,614,862
British American Tobacco PLC (United Kingdom)	158,292	6,783,761
Imperial Brands PLC (United Kingdom)	311,612	7,761,368
Philip Morris International, Inc.	132,227	11,251,196
Swedish Match AB (Sweden)	44,459	2,292,302

		37,703,489

Trading Companies & Distributors — 0.5%
AerCap Holdings NV (Ireland)*	62,500	3,841,875
Applied Industrial Technologies, Inc.	35,300	2,354,157
Fly Leasing Ltd. (Ireland), ADR*	23,300	456,680
HD Supply Holdings, Inc.*	55,820	2,245,080
ITOCHU Corp. (Japan)	528,605	12,274,229
MonotaRO Co. Ltd. (Japan)	61,600	1,643,163
MRC Global, Inc.*	35,200	480,128

		23,295,312

Transportation Infrastructure — 0.1%
Auckland International Airport Ltd. (New Zealand)	502,800	2,959,486
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	88,200	660,351
Kamigumi Co. Ltd. (Japan)	44,400	975,411
SATS Ltd. (Singapore)	270,367	1,018,282

		5,613,530

Wireless Telecommunication Services — 0.2%
America Movil SAB de CV (Mexico) (Class L Stock), ADR	13,480	215,680
Bharti Airtel Ltd. (India)*	38,300	244,756
Safaricom PLC (Kenya)	9,372,900	2,914,009
SoftBank Group Corp. (Japan)	56,100	2,429,199
T-Mobile US, Inc.*	36,700	2,878,014

		8,681,658

TOTAL COMMON STOCKS (cost $2,617,577,871)		3,013,848,148

EXCHANGE-TRADED FUNDS — 0.2%
iShares 20+ Year Treasury Bond ETF(a)	34,710	4,702,511
iShares MSCI Emerging Markets ETF(a)	97,000	4,352,390

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

EXCHANGE-TRADED FUNDS (continued)	Shares	Value
SPDR S&P 500 ETF Trust	8,200	$2,639,252

TOTAL EXCHANGE-TRADED FUNDS (cost $10,841,172)		11,694,153

PREFERRED STOCKS — 0.2%
Airlines — 0.0%
Azul SA (Brazil) (PRFC)*	14,600	211,522

Automobiles — 0.2%
Porsche Automobil Holding SE (Germany) (PRFC)	108,909	8,163,231

Banks — 0.0%
Banco Bradesco SA (Brazil) (PRFC)	97,548	877,100
Itau Unibanco Holding SA (Brazil) (PRFC)	69,848	644,185

		1,521,285

Diversified Telecommunication Services — 0.0%
Telefonica Brasil SA (Brazil) (PRFC)	26,900	387,715

TOTAL PREFERRED STOCKS (cost $9,272,727)		10,283,753

	Units

RIGHTS* — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Repsol SA (Spain), expiring 01/10/20	87,117	41,335

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co., expiring 12/31/99	26,053	78,420

TOTAL RIGHTS (cost $101,061)		119,755

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.7%
Automobiles — 0.1%
GM Financial Automobile Leasing Trust,
Series 2019-02, Class A3
2.670%	03/21/22	915	921,566
Hertz Fleet Lease Funding LP,
Series 2017-01, Class A1, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.365%(c)	04/10/31	469	468,782
Navistar Financial Dealer Note Master Owner Trust II,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 0.630% (Cap N/A, Floor 0.630%)
2.422%(c)	09/25/23	2,400	2,403,843

			3,794,191

Consumer Loans — 0.1%
Consumer Lending Receivables Trust,
Series 2019-A, Class A, 144A
3.520%	04/15/26	505	507,924
Consumer Loan Underlying Bond (CLUB) Certificate Issuer Trust,
Series 2019-HP01, Class A, 144A
2.590%	12/15/26	1,300	1,299,924

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (continued)
Consumer Loan Underlying Bond (CLUB) Credit Trust,
Series 2019-P02, Class A, 144A
2.470%	10/15/26	1,027	$1,027,067
Consumer Loan Underlying Bond Credit Trust,
Series 2018-P03, Class A, 144A
3.820%	01/15/26	1,904	1,917,350
Series 2019-P01, Class A, 144A
2.940%	07/15/26	638	639,700
Marlette Funding Trust,
Series 2019-04A, Class A, 144A
2.390%	12/17/29	851	850,753
Prosper Marketplace Issuance Trust,
Series 2018-02A, Class A, 144A
3.350%	10/15/24	231	230,888
SoFi Consumer Loan Program Trust,
Series 2019-04, Class A, 144A
2.450%	08/25/28	1,018	1,019,382
Upgrade Receivables Trust,
Series 2018-01A, Class A, 144A
3.760%	11/15/24	674	676,229

			8,169,217

Credit Cards — 0.1%
American Express Credit Account Master Trust,
Series 2019-03, Class A
2.000%	04/15/25	4,000	3,998,290

Equipment — 0.1%
Dell Equipment Finance Trust,
Series 2019-02, Class A3, 144A
1.910%	10/22/24	990	986,256
DLL LLC,
Series 2019-MT03, Class A3, 144A
2.080%	02/21/23	990	986,871
John Deere Owner Trust,
Series 2019-B, Class A4
2.320%	05/15/26	1,000	1,004,676
MMAF Equipment Finance LLC,
Series 2019-B, Class A3, 144A
2.010%	12/12/24	1,190	1,184,337

			4,162,140

Home Equity Loans — 0.0%
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-W02, Class A2C, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)
2.152%(c)	10/25/35	405	405,363

Manufactured Housing — 0.0%
Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A
3.000%(cc)	11/25/58	418	420,156

Other — 0.2%
Aaset Trust,
Series 2019-01, Class A, 144A
3.844%	05/15/39	1,060	1,066,300
Series 2019-02, Class A, 144A
3.376%	10/16/39	986	976,713

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (continued)
Castlelake Aircraft Structured Trust,
Series 2019-01A, Class A, 144A
3.967%	04/15/39	1,128	$1,138,460
Domino’s Pizza Master Issuer LLC,
Series 2018-01A, Class A2I, 144A
4.116%	07/25/48	1,086	1,112,989
Horizon Aircraft Finance II Ltd. (Cayman Islands),
Series 2019-01, Class A, 144A
3.721%	07/15/39	736	734,367
Nationstar HECM Loan Trust,
Series 2018-02A, Class A, 144A
3.188%(cc)	07/25/28	532	532,228
Series 2018-03A, Class A, 144A
3.555%(cc)	11/25/28	394	397,580
Series 2019-01A, Class A, 144A
2.651%(cc)	06/25/29	642	642,235
Thunderbolt Aircraft Lease Ltd. (Cayman Islands),
Series 2017-A, Class A, 144A
4.212%	05/17/32	701	714,865
Thunderbolt III Aircraft Lease Ltd. (Cayman Islands),
Series 2019-01, Class A, 144A
3.671%	11/15/39	1,193	1,186,295
Verizon Owner Trust,
Series 2019-C, Class C
2.160%	04/22/24	1,100	1,092,388

			9,594,420

Residential Mortgage-Backed Securities — 0.1%
Towd Point Mortgage Trust,
Series 2018-03, Class A1, 144A
3.750%(cc)	05/25/58	1,588	1,642,709
Series 2018-06, Class A1A, 144A
3.750%(cc)	03/25/58	2,377	2,444,673
Series 2019-01, Class A1, 144A
3.750%(cc)	03/25/58	437	453,659

			4,541,041

TOTAL ASSET-BACKED SECURITIES (cost $34,877,376)			35,084,818

BANK LOANS — 1.1%
Advertising — 0.0%
Acosta, Inc.,
Term Loan,
—%(p)	09/26/21	89	21,142
AppLovin Corp.,
Initial Term Loan, 1 Month LIBOR + 3.500%
5.299%(c)	08/15/25	183	184,272
Lamar Media Corp.,
Term B Loan, 1 Month LIBOR + 1.750%
3.563%(c)	03/14/25	78	78,993
Red Ventures LLC,
First Lien Term B-1 Loan, 1 Month LIBOR + 3.000%
4.799%(c)	11/08/24	65	65,077

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Advertising (continued)
Terrier Media Buyer, Inc.,
Term Loan, 3 Month LIBOR + 4.250%
6.148%(c)	12/17/26	300	$302,750

			652,234

Aerospace & Defense — 0.0%
TransDigm, Inc.,
2018 New Tranche F Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	06/09/23	364	365,146
New Tranche G Term Loans, 1 Month LIBOR + 2.500%
4.299%(c)	08/22/24	122	122,154
Wesco Aircraft Hardware Corp.,
Tranche A Term Loan, 1 Month LIBOR + 2.500%
4.300%(c)	10/04/21^	67	66,916
Tranche B Term Loan, 1 Month LIBOR + 2.500%
4.300%(c)	02/28/21^	125	124,844
WP CPP Holdings LLC,
Initial Term Loan (First Lien), 3 Month LIBOR + 3.750%
5.680%(c)	04/30/25	119	118,092

			797,152

Airlines — 0.0%
Kestrel Bidco, Inc. (Canada),
Initial Term Loan, 1 Month LIBOR + 3.000%
4.718%(c)	12/11/26	140	141,025

Auto Manufacturers — 0.0%
UOS LLC,
Initial Term Loan, 1 Month LIBOR + 5.500%
7.299%(c)	04/18/23^	83	83,314

Auto Parts & Equipment — 0.0%
Excelitas Technologies Corp.,
First Lien Initial USD Term Loan, 3 Month LIBOR + 3.500%
5.445%(c)	12/02/24^	44	43,935

Biotechnology — 0.0%
Aldevron LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 4.250%
6.195%(c)	10/12/26^	170	171,700

Building Materials — 0.0%
ACProducts, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 5.500%
7.299%(c)	02/14/24^	49	48,695
API Group, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	10/01/26	125	125,859

			174,554

Chemicals — 0.0%
Chemours Co. (The),
Tranche B-2 US Term Loan, 1 Month LIBOR + 1.750%
3.550%(c)	04/03/25	123	120,042
Consolidated Energy Finance SA (Switzerland),
Initial Term Loan, 1 Month LIBOR + 2.500%
4.547%(c)	05/07/25^	172	168,927
Element Solutions, Inc.,
Tranche B-1 Term Loan, 1 Month LIBOR + 2.000%
3.799%(c)	02/02/26	74	74,553

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Chemicals (continued)
Hexion, Inc.,
Senior Secured Term B Loan, 3 Month LIBOR + 3.500%
5.600%(c)	07/01/26^	60	$59,924
Jade Germany GmbH (Germany),
Initial Dollar Term Loan, 3 Month LIBOR + 5.500%
7.421%(c)	05/31/23^	122	106,031
Kraton Polymers LLC,
Dollar Replacement Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	03/10/25	93	92,414
Messer Industries USA, Inc.,
Initial Term B-1 Loan, 3 Month LIBOR + 2.500%
4.445%(c)	03/02/26	124	124,657
Oxea Corp.,
Tranche B-2 Term Loan, 3 Month LIBOR + 3.500%
5.563%(c)	10/14/24	223	223,647
Starfruit Finco BV (Netherlands),
Initial Dollar Term Loan, 1 Month LIBOR + 3.250%
4.960%(c)	10/01/25	242	241,789
Trinseo Materials Operating SCA,
2018 Term Loan, 1 Month LIBOR + 2.000%
3.799%(c)	09/06/24	73	73,343
Tronox Finance LLC,
First Lien Initial Dollar Term Loan, 1 - 3 Month LIBOR + 2.750%
4.622%(c)	09/23/24	106	105,484
WR Grace & Co-Conn,
Term B1 Loan, 3 Month LIBOR + 1.750%
3.695%(c)	04/03/25	27	27,389
Term B-2 Loan, 3 Month LIBOR + 1.750%
3.695%(c)	04/03/25	47	46,952

			1,465,152

Coal — 0.0%
Murray Energy Corp.,
Superpriority Term B-2 Loan, 3 Month LIBOR + 7.250%
9.354%(c)	10/17/22	208	42,562

Commercial Services — 0.1%
AlixPartners LLP,
2017 Refinancing Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	04/04/24	98	98,688
AVSC Holding Corp.,
First Lien 2019 Incremental Term Loan, 3 Month LIBOR + 4.500%
6.486%(c)	10/15/26^	125	124,375
Bright Horizons Family Solutions LLC,
New Term Loan B 2017, 1 Month LIBOR + 1.750%
3.549%(c)	11/07/23	97	97,523
BrightView Landscapes LLC,
Initial Term Loan, 1 - 3 Month LIBOR + 2.500%
4.281%(c)	08/15/25	123	123,895
Cast & Crew Payroll LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 4.000%
5.800%(c)	02/09/26	60	59,755
Coinamatic Canada, Inc.,
First Lien Initial Canadian Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	05/16/22^	26	25,505
Second Lien Initial Canadian Term Loan, 1 Month LIBOR + 7.000%
8.799%(c)	05/12/23^	5	5,099

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Commercial Services (continued)
Creative Artists Agency LLC,
Incremental Term Loan, 1 Month LIBOR + 3.750%
5.549%(c)	11/27/26	125	$125,990
Ensemble RCM LLC,
Closing Date Term Loan, 3 Month LIBOR + 3.750%
5.659%(c)	08/01/26	75	75,233
EVO Payments International LLC,
First Lien Term Loan, 1 Month LIBOR + 3.250%
5.060%(c)	12/22/23	34	34,602
Financial & Risk Holdings, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	10/01/25	421	424,519
Fleet US Bidco, Inc.,
Facility B Loan, 3 Month LIBOR + 3.250%
5.235%(c)	10/07/26^	45	45,112
Fly Funding II Sarl (Ireland),
Term Loan B, 3 Month LIBOR + 1.750%
3.650%(c)	08/11/25	179	178,965
Gems Menasa Cayman Ltd. (United Arab Emirates),
Facility B, 3 Month LIBOR + 5.000%
6.909%(c)	07/30/26^	124	124,376
Hertz Corp. (The),
Tranche B-1 Term Loan, 1 Month LIBOR + 2.750%
4.550%(c)	06/30/23	121	121,548
Kingpin Intermediate Holdings LLC,
2018 Refinancing Term Loan, 1 Month LIBOR + 3.500%
5.300%(c)	07/03/24	98	97,722
KUEHG Corp.,
First Lien Term B-3 Loan, 3 Month LIBOR + 3.750%
5.695%(c)	02/21/25	433	433,080
Learning Care Group US No 2, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.250%
5.249%(c)	03/13/25	83	83,582
Lineage Logistics LLC,
Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	02/27/25	281	279,879
Parexel International Corp.,
Initial Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	09/27/24	30	29,683
Sabert Corp.,
Initial Term Loan, 3 Month LIBOR + 4.500%
6.250%(c)	11/26/26^	125	125,937
Sotheby’s,
Initial Term Loan, 1 Month LIBOR + 5.500%
7.240%(c)	01/15/27	117	115,237
Syniverse Holdings, Inc.,
Tranche C Term Loan, 2 Month LIBOR + 5.000%
6.846%(c)	03/09/23	123	113,704
Trans Union LLC,
Term B-5 Loan, 1 Month LIBOR + 1.750%
3.549%(c)	11/16/26	120	120,308
Verscend Holding Corp.,
Term B Loan, 1 Month LIBOR + 4.500%
6.299%(c)	08/27/25	173	173,677
Wash Multifamily Acquisition, Inc.,
First Lien Initial US Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	05/16/22^	124	121,566

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Commercial Services (continued)
Second Lien Initial US Term Loan, 1 Month LIBOR + 7.000%
8.799%(c)	05/12/23^	30	$29,113
WaterBridge Midstream Operating LLC,
Initial Term Loan, 1 - 3 Month LIBOR + 5.750%
7.834%(c)	06/22/26^	125	122,194
Weight Watchers International, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.750%
6.720%(c)	11/29/24	179	179,718
WEX, Inc.,
Term Loan B-3, 1 Month LIBOR + 2.250%
4.049%(c)	05/15/26	15	14,781

			3,705,366

Computers — 0.0%
Avast Software BV,
2018 Refinancing Dollar Term Loan, 3 Month LIBOR + 2.250%
4.195%(c)	09/29/23	55	55,597
Datto, Inc.,
Term Loan, 1 Month LIBOR + 4.250%
6.049%(c)	04/02/26	50	49,999
Dell International LLC,
Refinancing Term B-1 Loan, 1 Month LIBOR + 2.000%
3.800%(c)	09/19/25	125	125,724
Harland Clarke Holdings Corp.,
Initial Term Loan, 3 Month LIBOR + 4.750%
6.695%(c)	11/03/23	173	132,372
McAfee LLC,
Second Lien Initial Loan, 3 Month LIBOR + 8.500%
10.305%(c)	09/29/25	54	54,271
Term B USD Loan, 1 Month LIBOR + 3.750%
5.555%(c)	09/30/24	271	271,825
Tempo Acquisition LLC,
Initial Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	05/01/24	292	293,962

			983,750

Cosmetics/Personal Care — 0.0%
Edgewell Personal Care Co.,
Term Loan,
—%(p)	09/20/26^	125	125,000

Distribution/Wholesale — 0.0%
BCPE Empire Holdings, Inc.,
First Lien Delayed Draw Term Loan, 1 Month LIBOR + 4.000%
4.900%(c)	06/11/26^	3	2,614
First Lien Initial Term Loan, 1 Month LIBOR + 4.000%
5.799%(c)	06/11/26^	104	104,560
CSC SW Holdco, Inc.,
Term B-1 Loan, 3 Month LIBOR + 3.250%
5.251%(c)	11/14/22	309	306,973
G-III Apparel Group Ltd.,
First Lien Senior Secured Initial Term Loan, 1 Month LIBOR + 5.250%
7.063%(c)	12/01/22	125	125,586
IAA, Inc.,
Term Loan, 1 Month LIBOR + 2.250%
4.063%(c)	06/29/26	121	121,957

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Distribution/Wholesale (continued)
KAR Auction Services, Inc.,
Tranche B-6 Term Loan, 1 Month LIBOR + 2.250%
4.063%(c)	09/21/26	95	$95,395
Owens & Minor, Inc.,
Term B Loan, 1 Month LIBOR + 4.500%
6.191%(c)	05/02/25	99	88,052

			845,137

Diversified Financial Services — 0.0%
Blucora, Inc.,
Refinancing Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	05/22/24^	88	88,042
Citadel Securities LP,
Term Loan, 1 Month LIBOR + 3.500%
5.299%(c)	02/27/26^	248	247,505
Flying Fortress Holdings LLC,
Refinancing Term Loan, 3 Month LIBOR + 1.750%
3.695%(c)	10/31/22	65	65,538
Focus Financial Partners LLC,
Tranche B-2 Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	07/03/24	12	12,016
PHH Mortgage Corp.,
Restatement Effective Date Term Loan, 1 Month LIBOR + 5.000%
6.799%(c)	12/07/20	137	135,621
VFH Parent LLC,
Initial Term Loan, 1 Month LIBOR + 3.500%
5.197%(c)	03/01/26	306	306,480

			855,202

Electric — 0.0%
Calpine Construction Finance Co. LP,
Term B Loan, 1 Month LIBOR + 2.500%
4.299%(c)	01/15/25	123	122,921
Exgen Renewables IV LLC,
Loan, 3 Month LIBOR + 3.000%
4.910%(c)	11/28/24^	117	115,618
Green Energy Partners/Stonewall LLC,
Term B-1 Conversion Advances, 3 Month LIBOR + 5.500%
7.445%(c)	11/13/21	93	88,219
LMBE-MC HoldCo II LLC,
Term Loan, 3 Month LIBOR + 4.000%
6.110%(c)	12/03/25^	73	72,601
Pike Corp.,
2019 New Term Loans, 1 Month LIBOR + 3.250%
5.050%(c)	07/24/26	112	112,969
Vistra Operations Co. LLC,
2018 Incremental Term Loan, 1 Month LIBOR + 1.750%
3.518%(c)	12/31/25	348	349,639

			861,967

Electronics — 0.0%
II-VI, Inc.,
Term B Loan, 1 Month LIBOR + 3.500%
5.299%(c)	09/24/26^	120	120,298

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Electronics (continued)
TTM Technologies, Inc.,
Term B Loan, 1 Month LIBOR + 2.500%
4.191%(c)	09/30/24	218	$218,589

			338,887

Energy-Alternate Sources — 0.0%
Natgasoline LLC,
Initial Term Loan, 3 Month LIBOR + 3.500%
5.438%(c)	11/14/25^	104	104,340
Terra-Gen Finance Co. LLC,
Term Loan, 1 Month LIBOR + 4.250%
6.050%(c)	12/09/21^	192	181,054

			285,394

Engineering & Construction — 0.0%
AECOM,
Term B Loan, 1 Month LIBOR + 1.750%
3.549%(c)	02/21/25	66	66,442
American Traffic Solutions, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%
5.549%(c)	02/28/25	183	183,368
Brand Energy & Infrastructure Services, Inc.,
Initial Term Loan, 3 Month LIBOR + 4.250%
6.220%(c)	06/21/24	122	121,396
DG Investment Intermediate Holdings 2, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	02/03/25	94	93,135
Dynasty Acquisition Co., Inc. (Canada),
Initial Term B-1 Loan, 3 Month LIBOR + 4.000%
5.945%(c)	04/06/26	110	111,032
Initial Term B-2 Loan, 3 Month LIBOR + 4.000%
5.945%(c)	04/06/26	59	59,694
Hamilton HoldCo LLC,
Term Loan,
—%(p)	01/02/27	124	124,059

			759,126

Entertainment — 0.1%
Alpha Topco Ltd. (United Kingdom),
2018 Incremental New Facility B-3 Loan, 1 Month LIBOR + 2.500%
4.299%(c)	02/01/24	330	330,705
AMC Entertainment Holdings, Inc.,
Term B-1 Loan, 1 Month LIBOR + 3.000%
4.800%(c)	04/22/26	124	124,838
AP Gaming I LLC,
Incremental Term B Loan (First Lien), 1 Month LIBOR + 3.500%
5.299%(c)	02/15/24	29	29,426
Aristocrat Technologies, Inc. (Australia),
Term B-3 Loan, 3 Month LIBOR + 1.750%
3.716%(c)	10/19/24	117	117,754
Crown Finance US, Inc.,
Initial Dollar Tranche Term Loan, 1 Month LIBOR + 2.250%
4.049%(c)	02/28/25	201	200,028
Second Amendment Dollar Tranche Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	09/30/26	125	124,688

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Entertainment (continued)
Eldorado Resorts, Inc.,
Initial Term Loan, 1 - 3 Month LIBOR + 2.250%
4.031%(c)	04/17/24	101	$101,375
Gateway Casinos & Entertainment Ltd. (Canada),
Initial Term Loan, 3 Month LIBOR + 3.000%
4.945%(c)	12/01/23	99	97,966
Golden Entertainment, Inc.,
Term B Facility Loan (First Lien), 1 Month LIBOR + 3.000%
4.800%(c)	10/21/24	130	130,601
GVC Holdings PLC (United Kingdom),
Facility B-2, 1 - 3 Month LIBOR + 2.250%
4.446%(c)	03/29/24	113	113,458
Nascar Holdings, Inc.,
Initial Term Loan, 3 Month LIBOR + 2.750%
4.495%(c)	10/19/26	118	119,382
PCI Gaming Authority,
Term B Facility Loan, 1 Month LIBOR + 2.500%
4.299%(c)	05/15/26	72	72,868
Penn National Gaming, Inc.,
Term B-1 Facility Loan, 1 Month LIBOR + 2.250%
4.049%(c)	10/15/25	99	99,212
Playtika Holding Corp.,
Term B Loan, 1 Month LIBOR + 6.000%
7.799%(c)	12/10/24	250	252,375
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%
4.501%(c)	08/14/24	58	58,228
SMG US Midco 2, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	01/23/25	25	24,639
Stars Group Holdings BV (Canada),
USD Term Loan, 3 Month LIBOR + 3.500%
5.445%(c)	07/10/25	322	324,637

			2,322,180

Environmental Control — 0.0%
Advanced Disposal Services, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.250%
3.853%(c)	11/10/23	123	123,739
Environmental Resources Management, Inc.,
First Lien Initial Term B-1 Loan, 3 Month LIBOR + 3.750%
5.695%(c)	07/10/26	125	124,686
EWT Holdings III Corp.,
Refinancing 2017-2 First Lien Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	12/20/24	184	184,734
Filtration Group Corp.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	03/29/25	123	123,622

			556,781

Food Service — 0.0%
Agro Merchants Intermediate Holdings LP (Cayman Islands),
First Lien Effective Date Loan, 3 Month LIBOR + 3.750%
5.695%(c)	12/06/24^	83	82,097

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Food Service (continued)
Aramark Services, Inc.,
US Term B-3 Loan, 1 Month LIBOR + 1.750%
3.549%(c)	03/11/25	233	$233,894

			315,991

Foods — 0.0%
Albertson’s LLC,
2019-1 Term B-7 Loan, 1 Month LIBOR + 2.750%
4.549%(c)	11/17/25	47	47,498
Bellring Brands LLC,
Term Loan B, 1 Month LIBOR + 5.000%
6.799%(c)	10/21/24	90	90,900
BI-LO LLC,
Initial Term Loan, 2 - 3 Month LIBOR + 8.000%
9.878%(c)	05/31/24	296	271,860
Chobani LLC,
Term Loan B, 1 Month LIBOR + 3.500%
5.299%(c)	10/10/23	299	298,894
JBS USA LUX SA,
New Term Loan, 1 Month LIBOR + 2.000%
3.702%(c)	05/01/26	253	254,624
Sage Borrowco LLC,
First Lien Term B Loan, 1 Month LIBOR + 4.750%
6.549%(c)	06/20/26^	124	125,152
Shearer’s Foods LLC,
Refinancing Term Loan, 1 Month LIBOR + 4.250%
6.049%(c)	03/31/22	119	118,441
Term Loan (Second Lien), 1 Month LIBOR + 6.750%
8.549%(c)	06/30/22^	88	87,295
US Foods, Inc.,
Incremental B-2019 Term Loan, 1 Month LIBOR + 2.000%
3.691%(c)	09/13/26	125	125,426
Repriced Term Loan, 1 Month LIBOR + 1.750%
3.549%(c)	06/27/23	118	118,751

			1,538,841

Forest Products & Paper — 0.0%
Clearwater Paper Corp.,
Initial Term Loan, 1 Month LIBOR + 3.250%
5.000%(c)	07/26/26^	75	75,000

Gas — 0.0%
UGI Energy Services LLC,
Initial Term Loan, 1 Month LIBOR + 3.750%
5.549%(c)	08/07/26	124	124,841

Healthcare-Products — 0.0%
AthenaHealth, Inc.,
Term B Loan (First Lien), 3 Month LIBOR + 4.500%
6.401%(c)	02/11/26	372	373,583
CPI Holdco LLC,
First Lien Closing Date Term Loan, 3 Month LIBOR + 4.250%
6.195%(c)	11/04/26^	30	30,075
Ortho-Clinical Diagnostics, Inc. (Luxembourg),
Refinancing Term Loan, 3 Month LIBOR + 3.250%
5.306%(c)	06/30/25	194	191,229

			594,887

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Healthcare-Services — 0.1%
American Renal Holdings, Inc.,
New Term Loan B, 1 Month LIBOR + 5.000%
6.799%(c)	06/21/24	122	$115,553
Catalent Pharma Solutions, Inc.,
Dollar Term B-2 Loan, 1 Month LIBOR + 2.250%
4.049%(c)	05/18/26	124	124,476
Da Vinci Purchaser Corp.,
Term Loan,
—%(p)	12/13/26^	85	85,000
DaVita, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 2.250%
4.049%(c)	08/12/26	125	125,480
HCA, Inc.,
Tranche B-12 Term Loan, 1 Month LIBOR + 1.750%
3.549%(c)	03/13/25	246	246,775
LifePoint Health, Inc.,
First Lien Term B Loan, 1 - 3 Month LIBOR + 4.000%
7.275%(c)	11/16/25	199	200,031
MED ParentCo LP,
First Lien Delayed Draw Term Loan, 1 Month LIBOR + 4.250%
5.150%(c)	08/31/26^	2	2,550
First Lien Initial Term Loan, 1 Month LIBOR + 4.250%
6.049%(c)	08/31/26^	48	47,891
Second Lien Term Loan, 1 Month LIBOR + 8.250%
10.036%(c)	08/30/27^	40	39,600
MPH Acquisition Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 2.750%
4.695%(c)	06/07/23	55	54,152
Surgery Center Holdings, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.250%
5.050%(c)	09/02/24	124	123,742
US Anesthesia Partners, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.000%
4.799%(c)	06/24/24	144	142,495
US Renal Care, Inc.,
First Lien Term Loan B, 1 Month LIBOR + 5.000%
6.813%(c)	06/12/26	249	246,757
Wink Holdco, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	12/02/24	122	122,117

			1,676,619

Holding Companies-Diversified — 0.0%
Travelport Finance SARL (Luxembourg),
First Lien Initial Term Loan, 3 Month LIBOR + 5.000%
6.945%(c)	05/29/26	160	148,268
Second Lien Initial Term Loan, 3 Month LIBOR + 9.000%
10.945%(c)	05/28/27	50	40,750

			189,018

Home Furnishings — 0.0%
Compuware Corp.,
Senior Secured Term Loan, 1 Month LIBOR + 4.000%
5.799%(c)	08/25/25	179	179,418

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Insurance — 0.1%
Acrisure LLC,
First Lien Term Loan B-2, 3 Month LIBOR + 4.250%
6.195%(c)	11/22/23	155	$155,106
Alliant Holdings Intermediate LLC,
Initial Term Loan (2018), 1 Month LIBOR + 3.000%
4.799%(c)	05/09/25	480	479,870
AmWINS Group, Inc.,
Term Loan (First Lien), 1 Month LIBOR + 2.750%
4.492%(c)	01/25/24	271	272,559
AssuredPartners, Inc.,
2017 September Refinancing Term Loan, 1 Month LIBOR + 3.500%
5.299%(c)	10/22/24	144	144,302
Asurion LLC,
Amendment No. 14 Replacement B-4 Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	08/04/22	489	491,883
Replacement B-6 Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	11/03/23	167	167,393
Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%
8.299%(c)	08/04/25	400	404,500
HUB International Ltd.,
2019 Incremental Term Loan, 3 Month LIBOR + 4.000%
5.903%(c)	04/25/25	125	126,068
Initial Term Loan, 3 Month LIBOR + 2.875%
4.815%(c)	04/25/25	365	364,555
USI, Inc.,
Term Loan B, 3 Month LIBOR + 3.000%
4.945%(c)	05/16/24	368	367,026

			2,973,262

Internet — 0.0%
Anastasia Parent LLC,
Closing Date Term Loan, 3 Month LIBOR + 3.750%
5.677%(c)	08/11/25	124	104,845
Ancestry.com Operations, Inc.,
Non Extended Term Loan B, 1 Month LIBOR + 3.750%
5.550%(c)	10/19/23	170	167,198
EIG Investors Corp.,
2018 Refinancing Term Loan, 3 Month LIBOR + 3.750%
5.581%(c)	02/09/23	221	218,021
Go Daddy Operating Co. LLC,
Tranche B-2 Term Loan, 1 Month LIBOR + 1.750%
3.549%(c)	02/15/24	183	184,339
ION Trading Finance Ltd. (Ireland),
Initial Dollar Term Loan, 3 Month LIBOR + 4.000%
6.064%(c)	11/21/24	123	116,426
Rodan & Fields LLC,
Closing Date Term Loan, 1 Month LIBOR + 4.000%
5.740%(c)	06/16/25^	44	26,218
Uber Technologies, Inc.,
First Lien Term Loan, 3 Month LIBOR + 4.000%
5.745%(c)	04/04/25	361	360,733
Web.com Group, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%
5.495%(c)	10/10/25	118	117,685

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Internet (continued)
Initial Term Loan (Second Lien), 3 Month LIBOR + 7.750%
9.495%(c)	10/09/26	37	$35,096

			1,330,561

Investment Companies — 0.0%
Getty Images, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 4.500%
6.313%(c)	02/19/26	49	49,562
RPI Finance Trust,
Initial Term Loan B-6, 1 Month LIBOR + 2.000%
3.799%(c)	03/27/23	345	347,425
UFC Holdings LLC,
Term B Loan, 1 Month LIBOR + 3.250%
5.050%(c)	04/29/26	50	50,029

			447,016

Leisure Time — 0.0%
Alterra Mountain Co.,
Initial Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	07/31/24	113	113,193
Callaway Golf Co.,
Term Loan, 1 Month LIBOR + 4.500%
6.236%(c)	01/04/26^	75	75,346
Equinox Holdings, Inc.,
Incremental Term B-1 Loan (First Lien), 1 Month LIBOR + 3.000%
4.799%(c)	03/08/24	180	180,571
Initial Loan (Second Lien), 1 Month LIBOR + 7.000%
8.799%(c)	09/06/24	50	49,906
Hercules Achievement, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.500%
5.299%(c)	12/16/24	147	144,062
Life Time, Inc.,
New 2017 Refinancing Term Loan, 3 Month LIBOR + 2.750%
4.659%(c)	06/10/22	291	291,973
PlayPower, Inc.,
Initial Term Loan, 3 Month LIBOR + 5.500%
7.461%(c)	05/08/26	124	122,820
United PF Holdings LLC,
Term Loan,
—%(p)	06/14/26^	7	6,604

			984,475

Lodging — 0.1%
Aimbridge Acquisition Co., Inc.,
Term Loan B, 1 Month LIBOR + 3.750%
5.542%(c)	02/02/26^	95	95,197
Boyd Gaming Corp.,
Refinancing Term B Loan, 1 Month LIBOR + 2.250%
3.853%(c)	09/15/23	138	139,127
Caesars Resort Collection LLC,
Term B Loan, 1 Month LIBOR + 2.750%
4.549%(c)	12/23/24	722	722,338
CityCenter Holdings LLC,
Refinancing Term Loan, 1 Month LIBOR + 2.250%
4.049%(c)	04/18/24	293	293,860

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Lodging (continued)
Four Seasons Hotels Ltd. (Canada),
Restated Term Loan, 1 Month LIBOR + 2.000%
3.799%(c)	11/30/23	123	$123,883
Golden Nugget LLC,
B Term Loan, 1 - 3 Month LIBOR + 2.750%
4.665%(c)	10/04/23	312	312,531
Marriott Ownership Resorts, Inc.,
Term Loan B, 1 Month LIBOR + 1.750%
3.549%(c)	08/29/25	109	109,721
Wyndham Hotels & Resorts, Inc.,
Term B Loan, 1 Month LIBOR + 1.750%
3.549%(c)	05/30/25	148	148,727

			1,945,384

Machinery-Construction & Mining — 0.0%
Brookfield WEC Holdings, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.500%
5.299%(c)	08/01/25	169	169,437
North American Lifting Holdings, Inc.,
Loan (Second Lien), 3 Month LIBOR + 9.000%
10.945%(c)	11/26/21	100	58,563
Vertiv Group Corp.,
Term B Loan, 3 Month LIBOR + 4.000%
5.927%(c)	11/30/23	180	179,916

			407,916

Machinery-Diversified — 0.0%
CPM Holdings, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%
5.549%(c)	11/17/25	54	53,860
Sundyne US Purchaser, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.000%
5.799%(c)	05/15/26^	46	45,783
Thermon Holding Corp.,
Term B Loan, 1 Month LIBOR + 3.750%
5.441%(c)	10/30/24	57	57,303

			156,946

Media — 0.1%
Altice Financing SA (Luxembourg),
March 2017 Term Loan, 1 Month LIBOR + 2.750%
4.490%(c)	07/15/25^	122	121,875
October 2017 USD Term Loan, 1 Month LIBOR + 2.750%
4.515%(c)	01/31/26	122	121,734
Cable One, Inc.,
Incremental Term B-1 Loan, 1 Month LIBOR + 1.750%
3.550%(c)	05/01/24^	63	63,534
Cengage Learning, Inc.,
Term B Loan, 1 Month LIBOR + 4.250%
6.049%(c)	06/07/23	181	172,421
Charter Communications Operating LLC,
Term Loan B-2, 1 Month LIBOR + 1.750%
3.550%(c)	02/01/27	614	617,217
CSC Holdings LLC,
2017 Refinancing Term Loan, 1 Month LIBOR + 2.250%
3.990%(c)	07/17/25	228	228,154

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Media (continued)
October 2018 Incremental Term Loan, 1 Month LIBOR + 2.250%
3.990%(c)	01/15/26	174	$173,818
September 2019 Term Loan, 1 Month LIBOR + 2.500%
4.240%(c)	04/15/27	125	125,469
Cumulus Media New Holdings, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.750%
5.549%(c)	03/31/26	125	125,882
Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250%
5.030%(c)	08/24/26	384	384,998
Entercom Media Corp.,
Term Loan B-2, 1 Month LIBOR + 2.500%
4.305%(c)	11/18/24^	145	145,822
EW Scripps Co. (The),
Tranche B-2 Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	05/01/26	124	124,405
iHeartCommunications, Inc.,
Term Loan, 1 Month LIBOR + 4.000%
5.691%(c)	05/01/26	45	45,563
ION Media Networks, Inc.,
Term B-4 Loans, 1 Month LIBOR + 3.000%
4.813%(c)	12/17/24	125	124,921
LCPR Loan Financing LLC,
Initial Term Loan, 1 Month LIBOR + 5.000%
6.740%(c)	10/15/26	105	106,181
NEP Group, Inc.,
First Lien Initial Dollar Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	10/20/25	35	33,914
Nexstar Broadcasting, Inc.,
Term B-4 Loan, 3 Month LIBOR + 2.750%
4.452%(c)	09/18/26	220	220,978
Numericable US LLC (France),
USD TLB-11 Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	07/31/25	229	227,095
USD TLB-12 Term Loan, 1 Month LIBOR + 3.688%
5.427%(c)	01/31/26	246	246,237
Radiate Holdco LLC,
Closing Date Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	02/01/24	353	353,943
Sinclair Television Group, Inc.,
Term B-2 Loan, 1 Month LIBOR + 2.500%
4.240%(c)	09/30/26	110	109,999
Springer Nature Deutschland GmbH (Germany),
Term Loan B-16, 1 Month LIBOR + 3.500%
5.305%(c)	08/14/24	105	105,179
Virgin Media Bristol LLC,
N Facility, 1 Month LIBOR + 2.500%
4.240%(c)	01/31/28	250	251,389
WideOpenWest Finance LLC,
Refinancing Term B Loan, 1 Month LIBOR + 3.250%
5.030%(c)	08/18/23	369	365,340

			4,596,068

Metal Fabricate/Hardware — 0.0%
Hillman Group, Inc. (The),
Initial Term Loan, 1 Month LIBOR + 4.000%
5.799%(c)	05/31/25	59	58,162

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Metal Fabricate/Hardware (continued)
Zekelman Industries, Inc.,
Term Loan, 1 Month LIBOR + 2.250%
4.035%(c)	06/14/21	238	$238,336

			296,498

Mining — 0.0%
American Rock Salt Co. LLC,
2018 Term Loan, 1 Month LIBOR + 3.750%
5.549%(c)	03/21/25	81	80,625

Miscellaneous Manufacturing — 0.0%
Gates Global LLC,
Initial B-2 Dollar Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	04/01/24	139	138,947
Vectra Co.,
Initial Loan (Second Lien), 1 Month LIBOR + 7.250%
9.049%(c)	03/08/26	15	14,500
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.049%(c)	03/10/25	108	107,199

			260,646

Oil & Gas — 0.0%
Apro LLC,
Initial Term Loan, 3 Month LIBOR + 4.000%
5.842%(c)	10/28/26^	39	39,132
California Resources Corp.,
Term Loan (08/16), 1 Month LIBOR + 10.375%
12.180%(c)	12/31/21	215	160,175
Term Loan (11/17), 1 Month LIBOR + 4.750%
6.555%(c)	12/31/22	275	243,069
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 8.000%
9.928%(c)	06/24/24	100	102,750
Citgo Holding, Inc.,
Term Loan, 1 Month LIBOR + 7.000%
8.799%(c)	08/01/23	70	70,960
CITGO Petroleum Corp.,
2019 Incremental Term B Loan, 3 Month LIBOR + 5.000%
6.945%(c)	03/27/24^	174	174,122
Term B Loan, 3 Month LIBOR + 4.500%
6.445%(c)	07/29/21	242	243,102
Delek US Holdings, Inc.,
Term Loan, 1 Month LIBOR + 2.250%
4.049%(c)	03/31/25	123	122,457
Gavilan Resources LLC,
Initial Term Loan (Second Lien), 1 Month LIBOR + 6.000%
7.799%(c)	03/01/24^	225	85,500
Gulf Finance LLC,
Tranche B Term Loan, 1 - 3 Month LIBOR + 5.250%
7.033%(c)	08/25/23	90	70,367

			1,311,634

Packaging & Containers — 0.1%
Anchor Glass Container Corp.,
July 2017 Additional Term Loan, 1 - 3 Month LIBOR + 2.750%
4.577%(c)	12/07/23	121	84,837

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Packaging & Containers (continued)
Berlin Packaging LLC,
First Lien Initial Term Loan, 1 - 3 Month LIBOR + 3.000%
4.820%(c)	11/07/25	227	$224,527
Berry Global, Inc.,
Retired Term U Loan, 3 Month LIBOR + 2.500%
4.215%(c)	07/01/26	124	124,669
BWay Holding Co.,
Initial Term Loan, 3 Month LIBOR + 3.250%
5.234%(c)	04/03/24	122	121,304
Charter NEX US, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	05/16/24	123	122,482
Incremental Term Loan, 1 Month LIBOR + 3.500%
5.299%(c)	05/16/24	40	39,618
Consolidated Container Co. LLC,
2019 Incremental Term Loans, 1 Month LIBOR + 3.500%
5.299%(c)	06/15/26	124	124,841
Flex Acquisition Co., Inc.,
Initial Term Loan, 1 - 3 Month LIBOR + 3.000%
4.895%(c)	12/29/23	269	266,567
Pregis TopCo Corp.,
First Lien Initial Term Loan, 1 Month LIBOR + 4.000%
5.799%(c)	07/24/26	125	124,948
Reynolds Group Holdings, Inc.,
Incremental U.S. Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	02/06/23	606	608,024

			1,841,817

Pharmaceuticals — 0.0%
Bausch Health Co., Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.740%(c)	06/02/25	232	232,890
Lannett Co., Inc.,
Initial Tranche A Term Loan, 1 Month LIBOR + 5.000%
6.799%(c)	11/25/20	3	3,169
Initial Tranche B Term Loan, 1 Month LIBOR + 5.375%
7.174%(c)	11/25/22	343	336,877
NVA Holdings, Inc.,
Term B-3 Loan (First Lien), PRIME + 1.750%
6.500%(c)	02/02/25	133	132,521
Vizient, Inc.,
Term B-5 Loan, 1 Month LIBOR + 2.750%
4.549%(c)	05/06/26	35	34,845

			740,302

Pipelines — 0.0%
BCP Raptor LLC,
Initial Term Loan, 1 Month LIBOR + 4.250%
6.049%(c)	06/24/24	148	135,796
6.549%(c)	11/03/25	124	114,425
BCP Renaissance Parent LLC,
Initial Term Loan, 3 Month LIBOR + 3.500%
5.445%(c)	10/31/24	123	109,212
Blackstone CQP Holdco, LP,
Initial Term Loan, 3 Month LIBOR + 3.500%
5.408%(c)	09/30/24	199	199,808

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Pipelines (continued)
Brazos Delaware II LLC,
Initial Term Loan, 1 Month LIBOR + 4.000%
5.785%(c)	05/21/25	99	$83,150
Buckeye Partners LP,
Initial Term Loan, 1 Month LIBOR + 2.750%
4.441%(c)	11/01/26	125	125,911
EPIC Crude Services LP,
Term Loan, 3 Month LIBOR + 5.000%
7.040%(c)	02/21/26	150	144,375
Equitrans Midstream Corp.,
Term Loan, 1 Month LIBOR + 4.500%
6.300%(c)	01/31/24	74	73,670
GIP III Stetson I LP,
Initial Term Loan, 3 Month LIBOR + 4.250%
5.995%(c)	07/18/25	216	201,041
Limetree Bay Terminals LLC,
Advance, 1 Month LIBOR + 4.000%
5.799%(c)	02/15/24	67	57,879
Lower Cadence Holdings LLC,
Initial Term Loan, 1 Month LIBOR + 4.000%
5.799%(c)	05/22/26	124	122,743
Medallion Midland Acquisition LLC,
Initial Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	10/30/24	44	43,105
Traverse Midstream Partners LLC,
Advance, 1 Month LIBOR + 4.000%
5.800%(c)	09/27/24	79	70,903

			1,482,018

Private Equity — 0.0%
HarbourVest Partners, LP,
Term Loan, 1 Month LIBOR + 2.250%
3.990%(c)	03/03/25	222	222,391
Victory Capital Holdings, Inc.,
Initial Term Loan, 3 Month LIBOR + 3.250%
5.349%(c)	07/01/26	78	78,374

			300,765

Real Estate — 0.0%
DTZ US Borrower LLC,
Closing Date Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	08/21/25	123	122,849
Lightstone HoldCo LLC,
2018 Refinancing Term B Facility, 1 Month LIBOR + 3.750%
5.549%(c)	01/30/24	113	103,364
2018 Refinancing Term C Facility, 1 Month LIBOR + 3.750%
5.549%(c)	01/30/24	6	5,830

			232,043

Real Estate Investment Trusts (REITs) — 0.0%
ESH Hospitality, Inc.,
Refinancing Term Loan, 1 Month LIBOR + 2.000%
3.799%(c)	09/18/26	123	124,066
Forest City Enterprises LP,
Term Loan B, 1 Month LIBOR + 3.500%
5.299%(c)	12/08/25	69	69,473

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Real Estate Investment Trusts (REITs) (continued)
StarWood Property Mortgage LLC,
Initial Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	07/26/26	125	$125,389
VICI Properties 1 LLC,
Term B Loan, 1 Month LIBOR + 2.000%
3.785%(c)	12/20/24	430	431,156

			750,084

Regional — 0.0%
Seminole Tribe of Florida,
Refinancing Term Loan, 1 Month LIBOR + 1.750%
3.549%(c)	07/08/24	87	87,927

Retail — 0.1%
1011778 BC ULC (Canada),
Term Loan B-4, 1 Month LIBOR + 1.750%
3.549%(c)	11/19/26	125	125,117
Academy Ltd.,
Initial Term Loan, 1 Month LIBOR + 4.000%
5.692%(c)	07/01/22	118	96,916
Ashco LLC,
Initial Term Loan, 1 Month LIBOR + 5.000%
6.799%(c)	09/25/24	1,302	1,295,461
BJ’s Wholesale Club, Inc.,
2018 Other Term Loan, 1 Month LIBOR + 2.750%
4.491%(c)	02/02/24	315	317,197
Burlington Coat Factory Warehouse Corp.,
Term B-5 Loan, 1 Month LIBOR + 2.000%
3.740%(c)	11/18/24	108	107,992
BW Gas & Convenience Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 6.250%
8.000%(c)	11/18/24^	75	74,437
CEC Entertainment, Inc.,
Term B Loan, 1 Month LIBOR + 6.500%
8.299%(c)	08/17/26	125	119,451
EG America LLC (United Kingdom),
Additional Facility Loan, 3 Month LIBOR + 4.000%
5.961%(c)	02/07/25	125	123,904
EG Finco Ltd. (United Kingdom),
Facility B (USD) Loan, 3 Month LIBOR + 4.000%
5.961%(c)	02/06/25	39	39,054
GOBP Holdings, Inc.,
First Lien 2019 Term Loan, 1 Month LIBOR + 3.500%
5.240%(c)	10/22/25	38	38,199
GYP Holdings III Corp.,
2018 Incremental Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	06/02/25	295	295,336
KFC Holding Co.,
2018 Term B Loan, 3 Month LIBOR + 1.750%
3.495%(c)	04/03/25	242	242,369
Party City Holdings, Inc.,
2018 Replacement Term Loan, 1 - 3 Month LIBOR + 2.500%
4.300%(c)	08/19/22	200	185,197
Red Lobster Management LLC,
Initial Term Loan (First Lien), 1 Month LIBOR + 5.250%
7.049%(c)	07/28/21	123	121,506

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
Retail (continued)
SP PF Buyer LLC,
Term Loan, 1 Month LIBOR + 4.500%
6.299%(c)	12/19/25^		124	$115,378
Sports Authority, Inc. (The),
Term B Loan, 3 Month LIBOR + 6.000%
7.500%(c)	11/16/17^	(d)	249	249
Staples, Inc.,
2019 Refinancing New Term B-1 Loans, 1 Month LIBOR + 5.000%
6.691%(c)	04/16/26		149	146,452
Whatabrands LLC,
Term B Loan, 1 Month LIBOR + 3.250%
4.944%(c)	08/02/26		120	120,209
Wok Holdings, Inc.,
Term Loan, 6 Month LIBOR + 6.250%
8.171%(c)	03/01/26		124	98,836

				3,663,260

Semiconductors — 0.0%
Cabot Microelectronics Corp.,
Term Loan B-1, 1 Month LIBOR + 2.000%
3.813%(c)	11/14/25^		103	103,310
ON Semiconductor Corp.,
2019 Replacement Term B-4, 1 Month LIBOR + 2.000%
3.799%(c)	09/16/26		125	125,501

				228,811

Software — 0.2%
Aptean, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.250%
6.195%(c)	04/23/26		50	49,222
Ascend Learning LLC,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	07/12/24		173	174,233
Boxer Parent Co., Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 4.250%
6.049%(c)	10/02/25		308	303,669
Bracket Intermediate Holding Corp.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.250%
6.349%(c)	08/15/25		79	78,605
Camelot Finance SA,
Initial Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	10/30/26		55	55,275
Ceridian HCM Holding, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	04/30/25		123	124,106
Cvent, Inc.,
First Lien Term Loan, 1 Month LIBOR + 3.750%
5.549%(c)	11/30/24		123	122,301
Dcert Buyer, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 4.000%
5.799%(c)	10/16/26		250	250,312
Dynatrace LLC,
Senior Secured First Lien Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	08/22/25		58	58,327
EagleView Technology Corp.,
First Lien Term Loan, 3 Month LIBOR + 3.500%
5.409%(c)	08/14/25		69	64,795

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Software (continued)
Emerald TopCo, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.500%
5.299%(c)	07/27/26	125	$125,280
Epicor Software Corp.,
Term B Loan, 1 Month LIBOR + 3.250%
4.960%(c)	06/01/22	357	358,300
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%
9.446%(c)	06/13/25	160	156,000
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%
5.696%(c)	06/13/24	256	253,964
Flexera Software LLC,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.500%
5.300%(c)	02/26/25	124	124,270
Hyland Software, Inc.,
2018 Refinancing Term Loan, 1 Month LIBOR + 3.500%
5.299%(c)	07/01/24	134	134,916
Ivanti Software, Inc.,
Loan (Second Lien), 1 Month LIBOR + 9.000%
10.720%(c)	01/20/25	75	73,500
Term Loan (First Lien), 1 Month LIBOR + 4.250%
5.970%(c)	01/20/24	271	270,341
Kronos, Inc.,
2018 New Incremental Term Loan, 3 Month LIBOR + 3.000%
4.909%(c)	11/01/23	637	639,902
Second Lien Initial Term Loan, 3 Month LIBOR + 8.250%
10.159%(c)	11/01/24	220	225,231
MA FinanceCo LLC (United Kingdom),
Tranche B-2 Term Loan, 1 Month LIBOR + 2.250%
4.049%(c)	11/19/21	93	93,673
Tranche B-3 Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	06/21/24	59	58,573
Micro Holding Corp.,
Amendment No. 2 Initial Term Loan (First Lien), 1 Month LIBOR + 3.750%
5.549%(c)	09/15/24	123	122,691
Navex TopCo, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.050%(c)	09/05/25	25	24,874
Open Text Corp. (Canada),
Term Loan, 1 Month LIBOR + 1.750%
3.549%(c)	05/30/25	44	44,332
Project Alpha Intermediate Holding, Inc.,
2019 Incremental Term Loan, 3 Month LIBOR + 4.250%
6.240%(c)	04/26/24	124	125,230
Project Boost Purchaser LLC,
Senior Secured First Lien Term Loan, 1 Month LIBOR + 3.500%
5.299%(c)	06/01/26	125	125,103
Rackspace Hosting, Inc.,
Term B Loan (First Lien), 3 Month LIBOR + 3.000%
4.902%(c)	11/03/23	65	63,213
Renaissance Holding Corp.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.049%(c)	05/30/25	88	87,929
Seattle Escrow Borrower LLC,
Initial Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	06/21/24	391	391,833

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Software (continued)
Severin Acquisition LLC,
First Lien Term Loan, 3 Month LIBOR + 3.250%
4.977%(c)	08/01/25	84	$83,493
Solera LLC,
Dollar Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	03/03/23	352	352,526
Sophia LP,
Term B Loan, 3 Month LIBOR + 3.250%
5.195%(c)	09/30/22	224	224,223
SS&C Technologies Holdings, Inc.,
Term B-3 Loan, 1 Month LIBOR + 2.250%
4.049%(c)	04/16/25	73	73,268
Term B-4 Loan, 1 Month LIBOR + 2.250%
4.049%(c)	04/16/25	50	50,800
Term B-5 Loan, 1 Month LIBOR + 2.250%
4.049%(c)	04/16/25	183	183,804
SuperMoose Borrower LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%
5.452%(c)	08/29/25	89	84,859
Ultimate Software Group, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%
5.549%(c)	05/04/26	180	180,373
Veritas US, Inc.,
New Dollar Term B Loan, 1-3 Month LIBOR + 4.500%
6.372%(c)	01/27/23	50	47,817
Vertafore, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%
5.049%(c)	07/02/25	322	317,912
Initial Term Loan (Second Lien), 1 Month LIBOR + 7.250%
9.049%(c)	07/02/26	75	74,187
Zelis Payments Buyer, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.750%
6.549%(c)	09/25/26	125	125,417

			6,578,679

Telecommunications — 0.1%
CommScope, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	04/04/26	294	295,734
Connect Finco SARL,
Term Loan,
—%(p)	12/12/26	125	125,531
Coral US Co-Borrower LLC,
Term B-4 Loan, 1 Month LIBOR + 3.250%
5.049%(c)	02/02/26	219	219,623
Frontier Communications Corp.,
Term B-1 Loan, 1 Month LIBOR + 3.750%
5.550%(c)	06/17/24	659	661,847
GTT Communications, Inc.,
Closing Date U.S. Term Loan, 1 Month LIBOR + 2.750%
4.550%(c)	05/30/25	148	122,509
Intelsat Jackson Holdings SA (Luxembourg),
Tranche B-3 Term Loan, 6 Month LIBOR + 3.750%
5.682%(c)	11/27/23	934	934,545
Tranche B-4 Term Loan, 6 Month LIBOR + 4.500%
6.432%(c)	01/02/24	100	100,687

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Telecommunications (continued)
Tranche B-5 Term Loan,
6.625%	01/02/24	125	$126,172
Iridium Satellite LLC,
Initial Term Loan, 1 Month LIBOR + 3.750%
5.549%(c)	11/04/26	105	106,247
KSBR Holding Corp.,
Term Loan, 1 Month LIBOR + 4.250%
6.035%(c)	04/15/26	124	125,075
Level 3 Financing, Inc.,
Tranche B 2027 Term Loans, 1 Month LIBOR + 1.750%
3.549%(c)	03/01/27	283	284,536
Onvoy LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 4.500%
6.299%(c)	02/12/24	185	164,912
SBA Senior Finance II LLC,
Term Loan - B, 1 Month LIBOR + 1.750%
3.550%(c)	04/11/25	74	74,101
Securus Technologies Holdings, Inc.,
Initial Loan (Second Lien), 1 Month LIBOR + 8.250%
10.049%(c)	11/01/25	200	90,600
Initial Term Loan (First Lien), 3 Month LIBOR + 4.500%
6.299%(c)	11/01/24^	123	90,034
Sprint Communications, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%
4.313%(c)	02/02/24	93	92,579
Windstream Services LLC,
Superpriority Secured DIP Interim Term Loan, 1 Month LIBOR + 2.500%
4.300%(c)	02/26/21	250	249,479

			3,864,211

Transportation — 0.0%
Genesee & Wyoming, Inc.,
Term Loan,
—%(p)	12/30/26	125	126,094
International Seaways Operating Corp.,
Initial Term Loan, 1 Month LIBOR + 6.000%
7.800%(c)	06/22/22^	101	101,009

			227,103

Trucking & Leasing — 0.0%
Avolon TLB Borrower 1 US LLC (Ireland),
Term B-3 Loan, 1 Month LIBOR + 1.750%
3.515%(c)	01/15/25	317	318,609

TOTAL BANK LOANS (cost $55,859,022)			55,011,693

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
BAMLL Commercial Mortgage Securities Trust,
Series 2019-BPR, Class ANM, 144A
3.112%	11/05/32	934	953,786
BANK,
Series 2019-BN24, Class A3
2.960%	11/15/62	300	307,036
BBCMS Trust,
Series 2015-STP, Class A, 144A
3.323%	09/10/28	1,097	1,102,987

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust,
Series 2018-B07, Class A2
4.377%	05/15/53	1,300	$1,389,262
Series 2019-B12, Class XA, IO
1.069%(cc)	08/15/52	12,688	922,833
Series 2019-B14, Class XA, IO
0.796%(cc)	12/15/62	13,186	739,370
BX Commercial Mortgage Trust,
Series 2018-IND, Class B, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
2.640%(c)	11/15/35	954	953,210
Series 2019-XL, Class A, 144A, 1 Month LIBOR + 0.920% (Cap N/A, Floor 0.920%)
2.660%(c)	10/15/36	850	850,766
CGBAM Commercial Mortgage Trust,
Series 2015-SMRT, Class D, 144A
3.768%	04/10/28	720	720,430
CGDB Commercial Mortgage Trust,
Series 2019-MOB, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
2.690%(c)	11/15/36	692	691,306
CHC Commercial Mortgage Trust,
Series 2019-CHC, Class A, 144A, 1 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
2.860%(c)	06/15/34	2,016	2,014,273
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class A3
3.356%	07/10/47	1,175	1,221,973
Series 2015-GC29, Class XA, IO
1.094%(cc)	04/10/48	8,700	347,405
Series 2015-GC33, Class XA, IO
0.896%(cc)	09/10/58	7,022	297,694
Series 2016-P06, Class XA, IO
0.797%(cc)	12/10/49	6,829	226,173
Commercial Mortgage Trust,
Series 2012-CR03, Class A3
2.822%	10/15/45	687	695,823
Series 2013-CR07, Class AM, 144A
3.314%	03/10/46	833	853,026
Series 2013-CR13, Class AM
4.449%(cc)	11/10/46	2,127	2,282,753
Series 2014-CR17, Class XA, IO
0.982%(cc)	05/10/47	4,402	158,295
Series 2014-LC17, Class XA, IO
0.772%(cc)	10/10/47	5,250	153,231
Series 2014-UBS06, Class XA, IO
0.898%(cc)	12/10/47	4,574	162,561
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class A, 144A, 1 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
2.720%(c)	05/15/36	300	300,456
Credit Suisse Mortgage Trust,
Series 2018-SITE, Class A, 144A
4.284%	04/15/36	915	958,437
CSAIL Commercial Mortgage Trust,
Series 2019-C15, Class A2
3.451%	03/15/52	1,175	1,223,125

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-C18, Class A4
2.968%	12/15/52	200	$203,715
FHLMC Multifamily Structured Pass-Through Certificates,
Series K057, Class A2
2.570%	07/25/26	1,370	1,392,814
Series K058, Class A2
2.653%	08/25/26	1,590	1,624,717
Series K061, Class A2
3.347%(cc)	11/25/26	1,400	1,489,736
Series K064, Class A2
3.224%	03/25/27	1,842	1,946,469
Series K065, Class A2
3.243%	04/25/27	1,420	1,503,537
Series K066, Class A2
3.117%	06/25/27	1,523	1,600,503
Series K067, Class A2
3.194%	07/25/27	1,420	1,499,913
Series K068, Class A2
3.244%	08/25/27	1,880	1,990,176
Series K078, Class A2
3.854%	06/25/28	1,100	1,210,143
Series K079, Class A1
3.729%	02/25/28	690	740,166
Series K081, Class A2
3.900%(cc)	08/25/28	500	552,576
Series K086, Class A2
3.859%(cc)	11/25/28	500	551,160
Series K090, Class A2
3.422%	02/25/29	800	857,884
Series K101, Class A2
2.524%	10/25/29	700	704,603
Series K102, Class A2
2.537%	10/25/29	1,000	1,007,754
Series K103, Class A2
2.651%	12/25/51	1,300	1,324,316
Series K734, Class A2
3.208%	02/25/26	994	1,042,467
GS Mortgage Securities Corp. Trust,
Series 2018-03PCK, Class A, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
3.190%(c)	09/15/31	1,700	1,694,855
GS Mortgage Securities Trust,
Series 2012-GCJ09, Class AS
3.124%	11/10/45	1,443	1,475,394
Series 2013-GC12, Class XA, IO
1.419%(cc)	06/10/46	2,271	90,180
Series 2013-GC13, Class AS, 144A
4.083%(cc)	07/10/46	2,990	3,169,712
Series 2013-GC16, Class AS
4.649%	11/10/46	3,183	3,438,372
Series 2015-GC34, Class XA, IO
1.314%(cc)	10/10/48	3,932	223,971
Series 2018-HART, Class A, 144A, 1 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
2.830%(c)	10/15/31	859	859,405

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class XA, IO
0.752%(cc)	04/15/47	1,000	$21,213
Series 2014-C22, Class A4
3.801%	09/15/47	1,170	1,241,702
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2018-AON, Class D, 144A
4.613%(cc)	07/05/31	1,400	1,466,444
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C06, Class AS
4.117%	05/15/45	3,428	3,552,508
Series 2013-C16, Class AS
4.517%	12/15/46	1,154	1,237,494
Series 2018-WPT, Class AFX, 144A
4.248%	07/05/33	1,812	1,927,012
Series 2018-WPT, Class XAFX, IO, 144A
1.116%(cc)	07/05/33	2,000	74,163
Series 2019-BKWD, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.740%(c)	09/15/29	950	950,535
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C25, Class XA, IO
1.097%(cc)	10/15/48	4,640	212,748
Morgan Stanley Capital I Trust,
Series 2011-C03, Class AJ, 144A
5.245%(cc)	07/15/49	1,200	1,248,334
Series 2018-BOP, Class A, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
2.590%(c)	08/15/33	1,710	1,707,875
Series 2019-MEAD, Class A, 144A
3.170%	11/10/36	1,230	1,257,843
Series 2019-NUGS, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 2.450%)
2.700%(c)	12/15/36	400	399,845
MSCG Trust,
Series 2016-SNR, Class A, 144A
3.348%(cc)	11/15/34	138	137,904
RETL,
Series 2019-RVP, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
2.890%(c)	03/15/36	754	754,248
Series 2019-RVP, Class B, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
3.290%(c)	03/15/36	700	700,895
Series 2019-RVP, Class C, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)
3.840%(c)	03/15/36	200	200,704
UBS Commercial Mortgage Trust,
Series 2017-C07, Class XA, IO
1.058%(cc)	12/15/50	4,226	260,387
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C02, Class ASEC, 144A
4.179%	05/10/63	824	851,218
Series 2013-C06, Class A3FL, 144A, 1 Month LIBOR + 0.790% (Cap N/A, Floor 0.790%)
2.526%(c)	04/10/46	1,178	1,191,528

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2015-C31, Class XA, IO
1.018%(cc)	11/15/48		4,242	$203,871
Series 2018-C46, Class XA, IO
0.945%(cc)	08/15/51		2,849	161,682
WFRBS Commercial Mortgage Trust,
Series 2013-C12, Class A4
3.198%	03/15/48		1,254	1,288,216
Series 2013-C14, Class A3FL, 144A, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)
2.457%(c)	06/15/46		1,187	1,187,588
Series 2014-C24, Class XA, IO
0.841%(cc)	11/15/47		2,527	80,394
Series 2014-LC14, Class XA, IO
1.222%(cc)	03/15/47		2,181	83,855

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $72,768,403)				74,120,955

CORPORATE BONDS — 8.9%
Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
2.850%	12/15/20		1,050	1,056,299
3.800%	10/07/24	(a)	963	1,015,965
4.750%	10/07/44		458	529,722
Boeing Co. (The),
Sr. Unsec’d. Notes
3.500%	03/01/39		200	205,708
3.950%	08/01/59		500	534,211
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
4.090%	09/15/52	(a)	185	214,911
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
4.030%	10/15/47		1,070	1,193,297
TransDigm, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		125	135,535

				4,885,648

Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
3.800%	02/14/24		1,171	1,232,120
4.250%	08/09/42		200	197,425
4.800%	02/14/29		1,084	1,205,964
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.500%	06/15/22		400	410,909
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.125%	07/26/24	(a)	1,000	1,009,815
3.500%	07/26/26	(a)	300	301,958
3.750%	07/21/22		715	736,552
4.250%	07/21/25	(a)	500	528,084

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture (continued)
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
4.250%	11/10/44		100	$110,602
4.375%	11/15/41		100	110,568
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
3.250%	06/12/20		88	88,391
4.000%	06/12/22		945	983,722
4.450%	06/12/25		91	97,895
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	02/01/25		100	98,438

				7,112,443

Airlines — 0.1%
American Airlines 2017-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.850%	08/15/29		1,550	1,574,371
American Airlines 2017-2 Class B Pass-Through Trust,
Pass-Through Certificates
3.700%	04/15/27		509	511,536
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.900%	10/28/24	(a)	1,000	1,003,913
United Airlines 2018-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.600%	09/01/27		1,802	1,858,365
United Airlines 2019-2 Class B Pass-Through Trust,
Pass-Through Certificates
3.500%	11/01/29		1,550	1,557,547

				6,505,732

Auto Manufacturers — 0.3%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.300%	02/12/21		1,010	1,012,130
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.681%	01/09/20		1,136	1,136,051
3.339%	03/28/22		675	683,717
4.140%	02/15/23		1,100	1,131,486
4.250%	09/20/22	(a)	1,200	1,240,320
5.875%	08/02/21		550	575,599
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35		90	92,913
5.150%	04/01/38		600	618,945
5.200%	04/01/45		203	205,079
5.400%	04/01/48		385	397,692
6.750%	04/01/46		217	254,524
General Motors Financial Co., Inc.,
Gtd. Notes
2.650%	04/13/20		970	971,076
3.250%	01/05/23		1,000	1,021,811
4.350%	04/09/25		1,100	1,174,853
Sr. Unsec’d. Notes
4.150%	06/19/23		1,400	1,471,768

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
5.650%	01/17/29	(a)	200	$227,056
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A, MTN
3.000%	10/30/20		1,060	1,066,319
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
4.750%	11/13/28		950	1,074,423

				14,355,762

Banks — 2.1%
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A, MTN
4.263%(ff)	04/10/25		340	359,901
4.750%	10/12/23		500	537,258
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
3.500%	04/19/26		900	956,199
Sr. Unsec’d. Notes, MTN
3.124%(ff)	01/20/23		1,500	1,529,504
3.974%(ff)	02/07/30		1,200	1,316,152
4.125%	01/22/24		900	967,524
Sub. Notes
6.110%	01/29/37		1,468	1,980,604
7.750%	05/14/38	(a)	600	945,223
Sub. Notes, MTN
4.200%	08/26/24		2,078	2,231,501
4.450%	03/03/26		1,820	1,996,672
Bank of Ireland Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A
4.500%	11/25/23		500	532,699
Bank of Nova Scotia (The) (Canada),
Sub. Notes
4.500%	12/16/25		1,040	1,145,329
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.250%	01/12/21		1,040	1,050,478
3.684%	01/10/23		600	615,003
3.932%(ff)	05/07/25		720	756,079
Sub. Notes
4.836%	05/09/28	(a)	487	526,592
BBVA USA,
Sr. Unsec’d. Notes
2.875%	06/29/22	(a)	2,725	2,763,214
3.500%	06/11/21		1,400	1,424,361
Capital One NA,
Sr. Unsec’d. Notes
2.150%	09/06/22		1,000	1,001,481
2.950%	07/23/21		1,070	1,085,447
CIT Bank NA,
Sr. Unsec’d. Notes
2.969%(ff)	09/27/25		1,195	1,191,095
CIT Group, Inc.,
Sr. Unsec’d. Notes
4.750%	02/16/24	(a)	1,000	1,069,355
Citibank NA,
Sr. Unsec’d. Notes
3.165%(ff)	02/19/22		1,000	1,012,820

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.312%(ff)	11/04/22		1,000	$1,002,808
2.700%	10/27/22		500	507,971
2.750%	04/25/22		750	760,783
2.976%(ff)	11/05/30		1,000	1,014,087
3.878%(ff)	01/24/39	(a)	200	220,088
8.125%	07/15/39		667	1,108,104
Sub. Notes
4.400%	06/10/25		1,235	1,342,256
4.600%	03/09/26		420	461,851
Citizens Bank NA,
Sr. Unsec’d. Notes
2.650%	05/26/22		500	506,329
Citizens Financial Group, Inc.,
Sr. Unsec’d. Notes
2.375%	07/28/21		259	259,875
Sub. Notes
4.350%	08/01/25		565	608,638
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
4.625%	12/01/23	(a)	528	572,179
Credit Suisse AG (Switzerland),
Sub. Notes, MTN
5.400%	01/14/20		500	500,475
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.574%	01/09/23	(a)	890	913,517
4.207%(ff)	06/12/24		1,400	1,480,183
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.450%	04/16/21		1,074	1,091,643
3.800%	09/15/22		470	488,934
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
3.875%	09/12/23		1,000	1,037,369
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.700%	07/13/20		940	940,691
3.150%	01/22/21		1,200	1,204,588
Discover Bank,
Sr. Unsec’d. Notes
3.200%	08/09/21		500	508,663
3.350%	02/06/23	(a)	1,000	1,030,690
Fifth Third Bancorp,
Sub. Notes
8.250%	03/01/38		1,430	2,212,011
First Horizon National Corp.,
Sr. Unsec’d. Notes
3.500%	12/15/20		1,321	1,335,613
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.000%	04/26/22		1,000	1,011,926
3.200%	02/23/23		3,300	3,393,154
3.500%	11/16/26		1,100	1,157,153
3.750%	02/25/26		750	796,380
4.017%(ff)	10/31/38		450	488,343

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
4.411%(ff)	04/23/39	(a)	200	$226,409
6.250%	02/01/41		691	967,582
Sub. Notes
6.750%	10/01/37		520	719,408
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.262%(ff)	03/13/23		2,160	2,209,318
4.041%(ff)	03/13/28		454	485,272
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
2.300%	01/14/22		690	693,247
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.150%	03/29/22		200	204,567
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
3.375%	01/12/23		700	709,614
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.207%(ff)	04/01/23		1,200	1,229,459
3.514%(ff)	06/18/22		1,200	1,225,473
3.797%(ff)	07/23/24		1,000	1,053,654
3.882%(ff)	07/24/38		1,400	1,549,364
4.625%	05/10/21		400	414,423
5.600%	07/15/41		125	171,447
Sub. Notes
3.875%	09/10/24		723	773,505
4.125%	12/15/26		710	778,907
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.907%(ff)	11/07/23		952	965,751
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes
2.500%	05/18/22		750	758,527
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.950%	03/01/21		725	733,260
2.998%	02/22/22		680	692,728
3.455%	03/02/23		1,000	1,035,030
Morgan Stanley,
Sr. Unsec’d. Notes
3.737%(ff)	04/24/24		1,115	1,164,620
Sr. Unsec’d. Notes, GMTN
3.875%	01/27/26		2,270	2,439,148
Sr. Unsec’d. Notes, MTN
2.625%	11/17/21		1,680	1,699,138
3.971%(ff)	07/22/38		500	556,029
6.375%	07/24/42	(a)	612	899,400
Sub. Notes, MTN
4.875%	11/01/22		430	460,924
Regions Bank,
Sub. Notes
6.450%	06/26/37		559	730,658
Regions Financial Corp.,
Sr. Unsec’d. Notes
2.750%	08/14/22		1,490	1,515,145
3.800%	08/14/23		892	940,150

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.519%(ff)	06/25/24	(a)	1,723	$1,829,431
Sub. Notes
5.125%	05/28/24		720	781,324
6.000%	12/19/23		1,243	1,380,692
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
3.400%	01/18/23		250	256,276
3.500%	06/07/24		400	411,411
4.450%	12/03/21		1,000	1,039,668
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.934%	03/09/21		630	637,274
Synovus Financial Corp.,
Sr. Unsec’d. Notes
3.125%	11/01/22		1,448	1,467,950
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.491%	05/23/23		600	617,399
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.750%	01/24/24		910	962,021
Sub. Notes, GMTN
4.300%	07/22/27		1,610	1,761,746
Sub. Notes, MTN
4.650%	11/04/44		500	588,299
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
3.550%	08/14/23	(a)	1,100	1,152,408
Westpac Banking Corp. (Australia),
Sub. Notes
4.110%(ff)	07/24/34		964	1,011,518
Zions Bancorp NA,
Sub. Notes
3.250%	10/29/29		1,460	1,433,856

				98,284,223

Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
3.300%	02/01/23		1,178	1,220,278
4.700%	02/01/36		927	1,062,422
4.900%	02/01/46		827	974,099
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.150%	01/23/25		500	544,137
4.600%	04/15/48		900	1,024,641
4.750%	04/15/58		1,300	1,514,786
4.900%	01/23/31		400	475,100
Constellation Brands, Inc.,
Gtd. Notes
3.150%	08/01/29	(a)	450	455,594
Molson Coors Brewing Co.,
Gtd. Notes
3.000%	07/15/26	(a)	1,000	1,010,609
3.500%	05/01/22	(a)	1,200	1,231,627

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (continued)
5.000%	05/01/42		1,300	$1,422,788

				10,936,081

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
4.400%	05/01/45	(a)	200	223,812
4.663%	06/15/51		435	510,898

				734,710

Building Materials — 0.0%
CRH America Finance, Inc. (Ireland),
Gtd. Notes, 144A
3.950%	04/04/28		1,700	1,832,688

Chemicals — 0.2%
Consolidated Energy Finance SA (Switzerland),
Gtd. Notes, 144A, 3 Month LIBOR + 3.750% (Cap N/A, Floor 3.750%)
5.644%(c)	06/15/22		250	246,250
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.625%	05/15/26	(a)	425	446,796
4.800%	05/15/49	(a)	400	461,481
5.550%	11/30/48		200	250,455
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes
5.000%	09/26/48		550	619,047
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44	(a)	300	340,659
LYB International Finance II BV,
Gtd. Notes
3.500%	03/02/27	(a)	1,000	1,048,780
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.250%	11/15/22		1,900	1,948,211
5.625%	11/15/43	(a)	500	590,744
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.000%	12/15/26		248	264,458
4.900%	06/01/43		400	449,057
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
4.500%	06/01/47		400	455,891

				7,121,829

Coal — 0.0%
Murray Energy Corp.,
Sr. Sec’d. Notes
11.160%	07/29/20		70	70,035

Commercial Services — 0.0%
Moody’s Corp.,
Sr. Unsec’d. Notes
2.750%	12/15/21		820	831,522

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
3.850%	05/04/43		436	$488,169
4.375%	05/13/45		533	643,812
4.650%	02/23/46	(a)	500	626,153
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
5.450%	06/15/23		1,330	1,442,049
6.020%	06/15/26		500	576,888
8.350%	07/15/46		1,000	1,366,952

				5,144,023

Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.300%	01/23/23	(a)	1,450	1,485,290
3.500%	05/26/22		498	511,519
4.125%	07/03/23		1,144	1,205,230
4.875%	01/16/24		338	366,793
5.000%	10/01/21		720	754,303
Air Lease Corp.,
Sr. Unsec’d. Notes
2.625%	07/01/22		800	807,453
3.375%	06/01/21		440	447,159
4.750%	03/01/20		500	502,062
Sr. Unsec’d. Notes, MTN
4.250%	02/01/24		910	973,432
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.625%	05/01/22		373	382,824
3.950%	07/01/24		495	516,439
5.125%	10/01/23		125	134,696
Blackstone Holdings Finance Co. LLC,
Gtd. Notes, 144A
3.500%	09/10/49		500	496,988
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.200%	01/30/23	(a)	1,000	1,028,031
3.900%	01/29/24	(a)	1,000	1,061,021
Discover Financial Services,
Sr. Unsec’d. Notes
4.500%	01/30/26		2,000	2,187,667
5.200%	04/27/22		1,490	1,588,835
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
2.342%	11/15/20		1,040	1,040,348
4.418%	11/15/35		2,025	2,160,073
Nuveen Finance LLC,
Sr. Unsec’d. Notes, 144A
4.125%	11/01/24	(a)	197	213,264
Synchrony Financial,
Sr. Unsec’d. Notes
2.850%	07/25/22		396	401,076
3.750%	08/15/21		745	762,708
4.250%	08/15/24		750	800,893
4.375%	03/19/24		2,057	2,193,311

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Western Union Co. (The),
Sr. Unsec’d. Notes
2.850%	01/10/25		655	$657,994
4.250%	06/09/23		1,200	1,265,671

				23,945,080

Electric — 0.6%
Appalachian Power Co.,
Sr. Unsec’d. Notes, Series Y
4.500%	03/01/49		400	464,159
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
2.400%	02/01/20		710	710,183
3.250%	04/15/28	(a)	1,000	1,053,627
5.150%	11/15/43		300	379,468
6.125%	04/01/36		658	905,892
Cleco Corporate Holdings LLC,
Sr. Unsec’d. Notes
3.743%	05/01/26	(a)	778	802,344
Sr. Unsec’d. Notes, 144A
3.375%	09/15/29		200	197,608
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes
5.950%	12/15/36		350	439,979
Sr. Unsec’d. Notes, 144A
3.500%	04/01/28		1,300	1,353,200
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/58		500	578,590
Dominion Energy, Inc.,
Jr. Sub. Notes
2.715%	08/15/21		1,200	1,209,543
3.071%	08/15/24		350	358,006
Jr. Sub. Notes, Series 06-A, 3 Month LIBOR + 2.825%
4.786%(c)	06/30/66		1,000	951,967
Sr. Unsec’d. Notes, Series A
4.600%	03/15/49		800	927,196
Duke Energy Corp.,
Sr. Unsec’d. Notes
1.800%	09/01/21		821	819,558
3.750%	09/01/46		500	514,857
Duke Energy Indiana LLC,
First Mortgage, Series WWW
4.900%	07/15/43		377	463,013
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
3.616%	08/01/27		500	499,970
6.400%	09/15/20		2,246	2,306,574
Edison International,
Sr. Unsec’d. Notes
2.950%	03/15/23	(a)	495	494,789
3.550%	11/15/24	(a)	450	460,472
Emera US Finance LP (Canada),
Gtd. Notes
2.700%	06/15/21		304	306,625
3.550%	06/15/26		400	415,685
4.750%	06/15/46		410	472,987

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22	1,100	$1,128,632
Sr. Unsec’d. Notes
3.950%	06/15/25	473	508,483
5.100%	06/15/45	500	597,007
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes
3.450%	07/15/20	973	978,577
3.700%	09/01/24	643	664,477
ITC Holdings Corp.,
Sr. Unsec’d. Notes
2.700%	11/15/22	1,030	1,042,480
Oglethorpe Power Corp.,
First Mortgage
4.250%	04/01/46	600	598,828
Puget Energy, Inc.,
Sr. Sec’d. Notes
3.650%	05/15/25	1,000	1,032,091
Sempra Energy,
Sr. Unsec’d. Notes
3.800%	02/01/38	2,200	2,292,091
Southern Co. (The),
Sr. Unsec’d. Notes
4.250%	07/01/36	250	269,306
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.200%	05/15/45	500	546,335
4.350%	05/15/44	200	227,698
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series B
4.200%	05/15/45	500	566,750
WEC Energy Group, Inc.,
Jr. Sub. Notes, 3 Month LIBOR + 2.113%
4.022%(c)	05/15/67	1,300	1,204,290
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
2.400%	03/15/21	630	632,953
3.500%	12/01/49	1,100	1,115,302

			30,491,592

Electronics — 0.0%
Amphenol Corp.,
Sr. Unsec’d. Notes
3.200%	04/01/24	482	500,437
Fortive Corp.,
Sr. Unsec’d. Notes
2.350%	06/15/21	1,057	1,059,750

			1,560,187

Entertainment — 0.0%
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26	100	106,571

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods — 0.1%
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
3.800%	10/22/21		450	$464,073
4.600%	11/01/25	(a)	650	717,808
5.300%	11/01/38		500	592,786
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
3.750%	04/01/30	(a)	450	463,748

				2,238,415

Gas — 0.1%
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes, Series A
2.500%	11/15/24		610	613,332
Sr. Unsec’d. Notes, Series B
3.000%	11/15/29		2,150	2,141,863
NiSource, Inc.,
Sr. Unsec’d. Notes
2.650%	11/17/22		1,000	1,012,502
2.950%	09/01/29		500	499,739
3.950%	03/30/48		500	522,800
4.375%	05/15/47		400	443,294
4.800%	02/15/44		223	257,850
5.250%	02/15/43		250	302,564
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	05/30/47		825	909,321

				6,703,265

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.750%	11/30/36		315	392,702
Alcon Finance Corp.,
Gtd. Notes, 144A
2.750%	09/23/26	(a)	2,000	2,034,665
3.000%	09/23/29		800	813,765
Boston Scientific Corp.,
Sr. Unsec’d. Notes
4.000%	03/01/29		100	110,572
4.550%	03/01/39		700	820,896
4.700%	03/01/49		300	363,568
7.000%	11/15/35		300	420,004
DH Europe Finance II Sarl,
Gtd. Notes
3.250%	11/15/39		400	404,167
3.400%	11/15/49	(a)	450	460,237

				5,820,576

Healthcare-Services — 0.2%
Centene Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	12/15/27		90	92,670
4.750%	01/15/25		380	394,618
Children’s Hospital Medical Center,
Sec’d. Notes
4.268%	05/15/44		485	549,035

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
Dartmouth-Hitchcock Health,
Sec’d. Notes, Series B
4.178%	08/01/48		400	$439,403
HCA, Inc.,
Sr. Sec’d. Notes
4.125%	06/15/29		400	424,494
5.125%	06/15/39		800	882,787
5.250%	06/15/49		820	915,654
Montefiore Obligated Group,
Unsec’d. Notes,
Series 18-C
5.246%	11/01/48		334	374,674
South Nassau Communities Hospital,
Unsec’d. Notes
4.649%	08/01/48		340	381,798
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/15/25		500	539,793
4.200%	01/15/47		200	229,515
4.450%	12/15/48		1,600	1,907,220
4.625%	07/15/35		480	581,797

				7,713,458

Home Builders — 0.0%
D.R. Horton, Inc.,
Gtd. Notes
2.550%	12/01/20		1,200	1,204,989

Insurance — 0.6%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
3.900%	04/06/28		1,700	1,817,560
American International Group, Inc.,
Jr. Sub. Notes, Series A-9
5.750%(ff)	04/01/48	(a)	600	658,903
Sr. Unsec’d. Notes
4.200%	04/01/28		2,000	2,201,827
4.800%	07/10/45		500	598,956
6.400%	12/15/20		190	197,854
Aon PLC,
Gtd. Notes
3.875%	12/15/25		840	903,381
4.450%	05/24/43		500	543,502
AXA Equitable Holdings, Inc.,
Sr. Unsec’d. Notes
4.350%	04/20/28		1,600	1,729,794
5.000%	04/20/48		900	966,385
Guardian Life Insurance Co. of America (The),
Sub. Notes, 144A
4.850%	01/24/77		550	677,754
4.875%	06/19/64		150	185,839
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
4.300%	04/15/43		500	556,822
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/21		669	695,155

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.875%	03/15/24		900	$959,987
4.375%	03/15/29	(a)	200	227,933
4.800%	07/15/21		1,609	1,668,664
4.900%	03/15/49	(a)	269	341,041
MetLife, Inc.,
Sr. Unsec’d. Notes
4.050%	03/01/45		400	462,570
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
2.650%	04/08/22		990	1,003,609
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39		1,000	1,463,361
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.625%	09/30/59		500	501,038
Pacific Life Insurance Co.,
Sub. Notes, 144A
4.300%(ff)	10/24/67		500	526,112
Pacific LifeCorp,
Sr. Unsec’d. Notes, 144A
5.125%	01/30/43		520	602,159
Principal Financial Group, Inc.,
Gtd. Notes
3.700%	05/15/29	(a)	1,222	1,329,003
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47		500	567,993
4.900%	09/15/44		935	1,152,022
Unum Group,
Sr. Unsec’d. Notes
4.000%	03/15/24		400	422,843
5.750%	08/15/42	(a)	1,000	1,127,298
Voya Financial, Inc.,
Gtd. Notes
3.650%	06/15/26		500	528,793
4.700%(ff)	01/23/48		450	450,704
4.800%	06/15/46		200	230,910
5.700%	07/15/43		350	442,080
Willis North America, Inc.,
Gtd. Notes
4.500%	09/15/28		1,000	1,102,238

				26,844,090

Internet — 0.0%
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A, MTN
3.575%	04/11/26		200	207,703

Investment Companies — 0.0%
Ares Capital Corp.,
Sr. Unsec’d. Notes
4.250%	03/01/25	(a)	725	761,937

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Diversified — 0.0%
Deere & Co.,
Sr. Unsec’d. Notes
2.875%	09/07/49		1,000	$944,291
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.950%	09/15/29		400	403,589
3.000%	12/15/20	(a)	520	524,336

				1,872,216

Media — 0.3%
Charter Communications Operating LLC/Charter Communications
Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20		1,700	1,710,928
4.464%	07/23/22		1,400	1,471,708
4.800%	03/01/50		400	422,121
4.908%	07/23/25		720	793,354
5.375%	05/01/47		1,060	1,191,416
6.484%	10/23/45		400	499,316
Comcast Corp.,
Gtd. Notes
3.950%	10/15/25		1,600	1,745,762
4.500%	01/15/43		1,168	1,366,441
4.600%	10/15/38		1,000	1,190,856
4.950%	10/15/58		1,080	1,402,333
Fox Corp.,
Sr. Unsec’d. Notes, 144A
4.030%	01/25/24		43	45,803
4.709%	01/25/29		48	54,717
5.476%	01/25/39		134	163,712
5.576%	01/25/49		89	113,047
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.500%	09/15/42		340	348,086
5.875%	11/15/40		900	1,046,225
6.550%	05/01/37		200	247,360
7.300%	07/01/38		150	196,025
Walt Disney Co. (The),
Gtd. Notes
4.750%	09/15/44		500	632,474

				14,641,684

Mining — 0.0%
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes, 144A
6.750%(ff)	10/19/75		387	454,078
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
7.500%	07/27/35		650	895,340

				1,349,418

Miscellaneous Manufacturing — 0.0%
Ingersoll-Rand Global Holding Co. Ltd.,
Gtd. Notes
5.750%	06/15/43		150	191,463

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
Ingersoll-Rand Luxembourg Finance SA,
Gtd. Notes
4.500%	03/21/49		150	$167,411
4.650%	11/01/44		395	447,121

				805,995

Oil & Gas — 0.5%
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.900%	02/01/25	(a)	1,009	1,076,940
Sr. Unsec’d. Notes, GMTN
4.950%	06/01/47	(a)	300	366,242
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.800%	09/15/23		1,000	1,035,089
4.250%	04/15/27	(a)	250	264,444
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39	(a)	250	363,333
ConocoPhillips Holding Co.,
Sr. Unsec’d. Notes
6.950%	04/15/29	(a)	315	428,049
Denbury Resources, Inc.,
Sec’d. Notes, 144A
9.250%	03/31/22		50	47,000
Encana Corp. (Canada),
Gtd. Notes
5.150%	11/15/41		700	675,959
7.200%	11/01/31		200	241,928
7.375%	11/01/31	(a)	410	501,583
8.125%	09/15/30		600	764,694
EQT Corp.,
Sr. Unsec’d. Notes
2.500%	10/01/20		1,031	1,031,037
Hess Corp.,
Sr. Unsec’d. Notes
5.800%	04/01/47	(a)	700	856,907
7.300%	08/15/31		200	254,369
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
6.500%	03/01/41		300	388,978
Newfield Exploration Co.,
Gtd. Notes
5.625%	07/01/24		1,039	1,145,798
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44		150	166,605
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	08/15/22	(a)	355	358,698
2.900%	08/15/24		1,000	1,015,349
3.200%	08/15/26		158	159,724
3.500%	08/15/29	(a)	498	507,512
4.300%	08/15/39		822	835,176
4.400%	08/15/49		72	74,212
4.850%	03/15/21		1,340	1,379,860
6.600%	03/15/46		550	711,898

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
7.500%	05/01/31		167	$217,334
7.875%	09/15/31		400	530,635
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.299%	01/27/25		1,200	1,308,316
Petroleos Mexicanos (Mexico),
Gtd. Notes
3.500%	01/30/23		765	770,879
5.350%	02/12/28	(a)	600	596,527
Gtd. Notes, 144A
6.490%	01/23/27		970	1,034,454
7.690%	01/23/50		363	396,321
Gtd. Notes, MTN
6.750%	09/21/47		400	402,372
6.875%	08/04/26		385	423,381
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
6.500%	06/15/38		250	347,285
6.850%	06/01/39	(a)	500	721,330
Transocean Poseidon Ltd.,
Sr. Sec’d. Notes, 144A
6.875%	02/01/27		30	31,741
W&T Offshore, Inc.,
Sec’d. Notes, 144A
9.750%	11/01/23		100	95,817

				21,527,776

Packaging & Containers — 0.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Sr. Sec’d. Notes, 144A
4.250%	09/15/22		200	202,291
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 3.500%
5.501%(c)	07/15/21		125	125,175
Trivium Packaging Finance BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	08/15/26		35	37,056

				364,522

Pharmaceuticals — 0.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.875%	11/14/48		1,000	1,150,605
Sr. Unsec’d. Notes, 144A
2.300%	11/21/22	(a)	1,230	1,235,301
2.950%	11/21/26		400	406,465
3.200%	11/21/29		300	305,819
4.250%	11/21/49		300	317,449
Allergan Funding SCS,
Gtd. Notes
4.550%	03/15/35		881	950,408
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
9.000%	12/15/25		55	62,529

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25		301	$324,594
4.400%	07/15/44		100	102,950
4.875%	06/25/48		500	573,064
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.363%	06/06/24		418	435,066
4.685%	12/15/44		112	130,100
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
2.900%	07/26/24		1,210	1,248,263
3.200%	06/15/26		1,640	1,722,017
3.900%	02/20/28		600	657,183
4.125%	06/15/39	(a)	680	782,477
4.250%	10/26/49		430	509,703
5.000%	08/15/45	(a)	800	1,023,604
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23		1,415	1,484,625
4.375%	10/15/28		1,266	1,404,556
4.900%	12/15/48		300	357,937
Gtd. Notes, 144A
4.125%	11/15/25		107	116,109
4.750%	11/15/21		658	689,629
4.800%	08/15/38		1,011	1,176,745
4.800%	07/15/46		500	577,189
CVS Health Corp.,
Sr. Unsec’d. Notes
2.125%	06/01/21		675	676,009
4.100%	03/25/25		1,671	1,795,729
4.300%	03/25/28	(a)	1,130	1,235,317
4.780%	03/25/38		1,517	1,721,563
4.875%	07/20/35	(a)	900	1,031,453
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
3.912%	08/27/21		541	553,778
4.272%	08/28/23	(a)	372	392,897
4.900%	08/28/28	(a)	662	719,469
Mylan NV,
Gtd. Notes
5.250%	06/15/46		500	556,803
Mylan, Inc.,
Gtd. Notes
4.550%	04/15/28	(a)	2,557	2,750,521
Perrigo Finance Unlimited Co.,
Gtd. Notes
3.500%	03/15/21		363	365,122
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.400%	09/23/21		1,146	1,152,444
2.875%	09/23/23		275	280,361

				30,975,853

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pipelines — 0.6%
Boardwalk Pipelines LP,
Gtd. Notes
3.375%	02/01/23		840	$858,560
DCP Midstream Operating LP,
Gtd. Notes, 144A
4.750%	09/30/21		216	222,141
5.350%	03/15/20		1,435	1,442,627
5.850%(ff)	05/21/43		594	550,412
Enbridge, Inc. (Canada),
Gtd. Notes
3.500%	06/10/24		300	313,747
4.250%	12/01/26		167	184,039
5.500%	12/01/46	(a)	550	705,046
Energy Transfer Operating LP,
Gtd. Notes
3.600%	02/01/23		1,100	1,126,195
4.200%	09/15/23		885	929,566
4.500%	04/15/24		282	300,082
6.000%	06/15/48		228	265,387
Enterprise Products Operating LLC,
Gtd. Notes
4.900%	05/15/46		325	380,654
5.100%	02/15/45		800	956,489
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
4.350%	07/15/25		500	541,326
Kinder Morgan Energy Partners LP,
Gtd. Notes
3.500%	09/01/23		950	984,318
5.000%	08/15/42		500	545,533
6.500%	09/01/39		200	252,100
Kinder Morgan, Inc.,
Gtd. Notes
5.050%	02/15/46		400	446,569
MPLX LP,
Sr. Unsec’d. Notes
3.375%	03/15/23		1,560	1,601,586
4.000%	02/15/25		220	229,960
4.500%	07/15/23	(a)	500	530,588
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.650%	06/01/22		2,303	2,364,512
3.850%	10/15/23		1,223	1,266,061
4.650%	10/15/25		450	482,064
4.900%	02/15/45		300	298,376
5.150%	06/01/42		392	395,572
Southeast Supply Header LLC,
Sr. Unsec’d. Notes, 144A
4.250%	06/15/24		960	994,974
Spectra Energy Partners LP,
Gtd. Notes
3.375%	10/15/26		612	632,864
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.400%	10/01/47	(a)	1,317	1,427,109

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Pipelines (continued)
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
4.625%	03/01/34		350	$399,544
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.000%	07/01/22		317	325,698
5.375%	06/01/21		1,245	1,281,390
5.450%	04/01/44		1,000	880,728
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.300%	03/04/24		710	757,225
4.550%	06/24/24	(a)	740	798,064
5.100%	09/15/45		500	554,445
5.400%	03/04/44		400	449,176
5.750%	06/24/44	(a)	400	471,259

				27,145,986

Real Estate Investment Trusts (REITs) — 0.7%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
4.000%	02/01/50		100	109,543
Boston Properties LP,
Sr. Unsec’d. Notes
3.200%	01/15/25		500	519,311
3.850%	02/01/23		1,190	1,247,401
Brandywine Operating Partnership LP,
Gtd. Notes
3.950%	02/15/23	(a)	1,342	1,394,047
4.100%	10/01/24		197	209,318
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25		710	745,958
3.875%	08/15/22		1,537	1,600,687
4.125%	06/15/26		502	533,240
Corporate Office Properties LP,
Gtd. Notes
3.700%	06/15/21		710	720,430
Digital Realty Trust LP,
Gtd. Notes
3.950%	07/01/22		715	744,960
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
3.875%	08/15/24		750	797,425
Hudson Pacific Properties LP,
Gtd. Notes
3.950%	11/01/27		435	455,540
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.200%	05/01/21		710	719,807
3.300%	02/01/25		1,508	1,568,887
Lexington Realty Trust,
Gtd. Notes
4.400%	06/15/24		513	533,360
Liberty Property LP,
Sr. Unsec’d. Notes
4.400%	02/15/24		940	1,016,289

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
4.500%	04/18/22		1,500	$1,513,440
Omega Healthcare Investors, Inc.,
Gtd. Notes
4.375%	08/01/23		434	460,655
4.500%	01/15/25		490	522,268
4.950%	04/01/24		410	448,408
5.250%	01/15/26	(a)	1,085	1,208,724
SBA Tower Trust,
Asset-Backed, 144A
2.836%	01/15/50		1,479	1,479,870
3.156%	10/10/45		780	780,319
3.168%	04/09/47		990	998,263
Simon Property Group LP,
Sr. Unsec’d. Notes
2.450%	09/13/29	(a)	350	344,897
3.250%	09/13/49	(a)	400	388,144
SITE Centers Corp.,
Sr. Unsec’d. Notes
3.625%	02/01/25		487	502,878
4.250%	02/01/26	(a)	450	473,645
4.625%	07/15/22		194	201,497
Tanger Properties LP,
Sr. Unsec’d. Notes
3.750%	12/01/24		700	716,033
Ventas Realty LP,
Gtd. Notes
2.650%	01/15/25		1,896	1,909,341
3.500%	04/15/24		960	1,000,982
4.000%	03/01/28		628	671,802
4.875%	04/15/49	(a)	600	705,118
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.250%	12/01/26		10	10,319
4.625%	12/01/29		5	5,234
Washington Prime Group LP,
Sr. Unsec’d. Notes
3.850%	04/01/20	(a)	710	707,939
Welltower, Inc.,
Sr. Unsec’d. Notes
3.625%	03/15/24		1,751	1,838,309
WP Carey, Inc.,
Sr. Unsec’d. Notes
3.850%	07/15/29		333	351,443
4.600%	04/01/24		1,383	1,487,826

				31,643,557

Retail — 0.2%
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.700%	04/15/22	(a)	1,175	1,216,013
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25	(a)	2,230	2,382,684

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (continued)
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.750%	02/07/25		125	$127,382
8.500%	10/30/25		60	63,688
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
4.500%	12/06/48		500	616,186
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.650%	04/05/29		425	453,665
4.375%	09/15/45		500	554,466
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.625%	09/01/49	(a)	1,250	1,275,970
4.700%	12/09/35		365	433,478
4.875%	12/09/45	(a)	623	752,410
6.300%	03/01/38		188	255,320
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
4.350%	06/01/28		500	557,310
Staples, Inc.,
Sr. Unsec’d. Notes, 144A
10.750%	04/15/27		50	50,906
Starbucks Corp.,
Sr. Unsec’d. Notes
4.500%	11/15/48		400	461,629

				9,201,107

Semiconductors — 0.1%
Microchip Technology, Inc.,
Sr. Sec’d. Notes
3.922%	06/01/21		533	544,503
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.185%	02/15/27		1,935	2,070,718

				2,615,221

Software — 0.0%
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.500%	07/01/29		570	599,273
Oracle Corp.,
Sr. Unsec’d. Notes
4.300%	07/08/34		300	350,312
5.375%	07/15/40		215	279,464

				1,229,049

Telecommunications — 0.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.800%	02/17/21		420	423,692
3.000%	06/30/22		309	315,646
3.400%	05/15/25		720	754,508
4.500%	05/15/35		300	334,123
5.150%	03/15/42		250	293,205
5.150%	02/15/50	(a)	1,300	1,569,456
5.550%	08/15/41		1,808	2,221,874

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
CommScope, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	03/01/24		65	$67,852
6.000%	03/01/26		65	69,164
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		450	453,615
3.875%	11/15/29		500	503,630
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.125%	03/16/22		1,750	1,795,777
4.862%	08/21/46		1,900	2,355,387
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.125%	05/30/25		450	488,290
4.375%	05/30/28	(a)	500	553,711
5.250%	05/30/48		500	600,900

				12,800,830

Toys/Games/Hobbies — 0.0%
Hasbro, Inc.,
Sr. Unsec’d. Notes
2.600%	11/19/22	(a)	1,230	1,237,323
3.550%	11/19/26		450	453,055

				1,690,378

Transportation — 0.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.150%	04/01/45	(a)	400	457,504
CSX Corp.,
Sr. Unsec’d. Notes
3.950%	05/01/50	(a)	200	215,021
4.500%	03/15/49		100	116,869
4.650%	03/01/68		400	456,690
4.750%	11/15/48		700	844,575

				2,090,659

TOTAL CORPORATE BONDS (cost $402,066,767)				425,366,810

MUNICIPAL BONDS — 0.1%
California — 0.0%
State of California,
General Obligation Unlimited, BABs
7.350%	11/01/39		500	761,540

New York — 0.1%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, Series E-2
2.850%	02/01/24		745	768,974
New York State Urban Development Corp.,
Taxable, Revenue Bonds, Series B
2.670%	03/15/23		615	628,432

				1,397,406

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Pennsylvania — 0.0%
Pocono Mountains Industrial Park Authority,
Taxable, Revenue Bonds
5.050%	08/15/49	205	$250,370

TOTAL MUNICIPAL BONDS (cost $2,265,945)			2,409,316

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.1%
Banc of America Funding Corp.,
Series 2015-R03, Class 10A1, 144A, 1 Month LIBOR + 0.140%
1.848%(c)	06/27/36	524	521,464
BCAP LLC Trust,
Series 2010-RR02, Class 5A2, 144A
5.000%(cc)	12/26/36	125	127,903
Series 2012-RR05, Class 8A5, 144A
1.924%(cc)	07/26/36	81	80,622
Citigroup Mortgage Loan Trust,
Series 2009-05, Class 5A1, 144A
4.489%(cc)	01/25/37	44	44,192
Series 2014-08, Class 2A1, 144A
3.450%(cc)	06/27/37	932	931,840
Credit Suisse Mortgage Trust,
Series 2014-03R, Class 2A1, 144A, 1 Month LIBOR + 0.700% (Cap 7.000%, Floor 0.700%)
0.000%(c)	05/27/37	178	173,634
Series 2015-01R, Class 6A1, 144A, 1 Month LIBOR + 0.280% (Cap 11.500%, Floor 0.280%)
1.924%(c)	05/27/37	758	734,838
Fannie Mae REMICS,
Series 2005-047, Class SW, IO, 1 Month LIBOR x (1.000) + 6.720% (Cap 6.720%, Floor 0.000%)
4.928%(c)	06/25/35	1,554	241,125
Series 2005-079, Class ZC
5.900%	09/25/35	78	87,696
Series 2006-116, Class SG, IO, 1 Month LIBOR x (1.000) + 6.640% (Cap 6.640%, Floor 0.000%)
4.848%(c)	12/25/36	1,349	240,572
Series 2007-040, Class SE, IO, 1 Month LIBOR x (1.000) + 6.440% (Cap 6.440%, Floor 0.000%)
4.648%(c)	05/25/37	766	127,457
Series 2010-095, Class ZC
5.000%	09/25/40	812	887,531
Series 2010-135, Class ZA
4.500%	12/25/40	211	223,929
Series 2010-150, Class ZC
4.750%	01/25/41	375	409,314
Series 2011-004, Class PZ
5.000%	02/25/41	167	181,473
Series 2012-009, Class SH, IO, 1 Month LIBOR x (1.000) + 6.550% (Cap 6.550%, Floor 0.000%)
4.758%(c)	06/25/41	126	10,240
Series 2012-014, Class JS, IO, 1 Month LIBOR x (1.000) + 6.650% (Cap 6.650%, Floor 0.000%)
4.858%(c)	12/25/30	99	7,762
Series 2012-067, Class AI, IO
4.500%	07/25/27	415	30,208
Series 2012-100, Class WI, IO
3.000%	09/25/27	275	19,359

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-149, Class DA
1.750%	01/25/43	313	$307,051
Series 2012-149, Class GA
1.750%	06/25/42	327	321,644
Series 2013-051, Class GI, IO
3.000%	10/25/32	252	17,913
Series 2013-133, Class IB, IO
3.000%	04/25/32	197	12,619
Series 2013-134, Class SA, IO, 1 Month LIBOR x (1.000) + 6.050% (Cap 6.050%, Floor 0.000%)
4.258%(c)	01/25/44	70	9,974
Series 2015-028, Class JE
3.000%	05/25/45	816	835,789
Series 2015-028, Class P
2.500%	05/25/45	1,187	1,196,118
Series 2015-042, Class IL, IO
6.000%	06/25/45	435	70,978
Series 2015-070, Class JC
3.000%	10/25/45	636	652,826
Series 2016-019, Class AH
3.000%	04/25/46	919	942,064
Series 2017-030, Class AI, IO
5.500%	05/25/47	251	40,529
Series 2019-014, Class DA
4.000%	03/25/48	1,035	1,082,437
Series 2019-059, Class AB
2.500%	10/25/39	2,221	2,218,925
Series 2019-33, Class N
3.000%	03/25/48	4,627	4,715,208
Finance of America Structured Securities Trust,
Series 2018-HB01, Class A, 144A
3.375%(cc)	09/25/28	392	392,142
FirstKey Mortgage Trust,
Series 2015-01, Class A9, 144A
3.000%(cc)	03/25/45	405	408,281
Freddie Mac REMICS,
Series 2933, Class ZM
5.750%	02/15/35	217	242,345
Series 2935, Class ZK
5.500%	02/15/35	388	423,716
Series 2996, Class ZD
5.500%	06/15/35	155	170,301
Series 3115, Class SM, IO, 1 Month LIBOR x (1.000) + 6.600% (Cap 6.600%, Floor 0.000%)
4.860%(c)	02/15/36	1,115	213,145
Series 3237, Class C
5.500%	11/15/36	224	247,110
Series 3871, Class KB
5.500%	06/15/41	304	338,720
Series 3955, Class YI, IO
3.000%	11/15/21	64	1,035
Series 4055, Class BI, IO
3.500%	05/15/31	176	12,598
Series 4135, Class AB
1.750%	06/15/42	248	243,520
Series 4149, Class IO
3.000%	01/15/33	120	14,895

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 4314, Class AI, IO
5.000%	03/15/34	54	$3,408
Series 4386, Class AZ
4.500%	11/15/40	753	801,292
Series 4427, Class LI, IO
3.500%	02/15/34	321	29,858
Series 4471, Class PA
4.000%	12/15/40	565	582,564
Series 4683, Class LM
3.000%	05/15/47	386	394,480
Series 4872, Class AB
4.000%	08/15/47	1,989	2,066,654
Series 4873, Class CA
4.000%	07/15/47	1,963	2,037,892
Gosforth Funding PLC (United Kingdom),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
2.360%(c)	08/25/60	1,275	1,273,465
Government National Mortgage Assoc.,
Series 2010-116, Class QB
4.000%	09/16/40	1,126	1,187,172
Series 2010-158, Class MS, 1 Month LIBOR x (2.000) + 10.000% (Cap 10.000%, Floor 0.000%)
6.471%(c)	12/20/40	287	326,150
Series 2010-160, Class DY
4.000%	12/20/40	684	719,796
Series 2010-170, Class B
4.000%	12/20/40	153	160,771
Series 2011-94, Class SA, IO, 1 Month LIBOR x (1.000) + 6.100% (Cap 6.100%, Floor 0.000%)
4.335%(c)	07/20/41	87	18,122
Series 2012-H21, Class DF, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.424%(c)	05/20/61	9	8,923
Series 2013-124, Class ES, 1 Month LIBOR x (1.333) + 8.667% (Cap 8.667%, Floor 0.000%)
6.314%(c)	04/20/39	109	111,159
Series 2013-124, Class ST, 1 Month LIBOR x (1.333) + 8.800% (Cap 8.800%, Floor 0.000%)
6.447%(c)	08/20/39	387	403,634
Series 2013-149, Class MA
2.500%	05/20/40	791	800,166
Series 2014-02, Class BA
3.000%	01/20/44	178	183,232
Series 2014-25, Class HC
3.000%	02/20/44	124	128,129
Series 2015-H13, Class FL, 1 Month LIBOR + 0.280% (Cap N/A, Floor 0.280%)
2.054%(c)	05/20/63	25	24,715
Series 2015-H13, Class HA
2.500%	08/20/64	632	631,840
Series 2015-H17, Class HA
2.500%	05/20/65	558	556,843
Series 2016-69, Class WA
3.000%	02/20/46	191	194,281

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-H20, Class FM, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
2.174%(c)	12/20/62	41	$40,842
Series 2017-134, Class BA
2.500%	11/20/46	342	345,956
Series 2017-139, Class BA
3.000%	09/20/47	751	770,044
Series 2017-H06, Class FA, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 0.350% (Cap 15.000%, Floor 0.350%)
1.920%(c)	08/20/66	1,432	1,429,827
Holmes Master Issuer PLC (United Kingdom),
Series 2018-02A, Class A2, 144A, 3 Month LIBOR + 0.420% (Cap N/A, Floor 0.000%)
2.421%(c)	10/15/54	1,792	1,789,035
JPMorgan Resecuritization Trust,
Series 2012-02, Class 6A1, 144A, 1 Month LIBOR + 0.210% (Cap 11.500%, Floor 0.210%)
1.930%(c)	06/21/36	91	90,375
Lanark Master Issuer PLC (United Kingdom),
Series 2019-02A, Class 1A, 144A
2.710%	12/22/69	1,218	1,221,961
MetLife Securitization Trust,
Series 2019-01A, Class A1A, 144A
3.750%(cc)	04/25/58	662	682,720
New Residential Mortgage Loan Trust,
Series 2019-05A, Class A1B, 144A
3.500%(cc)	08/25/59	1,529	1,557,727
Permanent Master Issuer PLC (United Kingdom),
Series 2018-01A, Class 1A1, 144A, 3 Month LIBOR + 0.380% (Cap N/A, Floor 0.000%)
2.366%(c)	07/15/58	2,377	2,375,942
Series 2019-01A, Class 1A1, 144A, 3 Month LIBOR + 0.550% (Cap N/A, Floor 0.000%)
2.536%(c)	07/15/58	604	604,217
Provident Funding Mortgage Trust,
Series 2019-01, Class A3, 144A
3.000%(cc)	12/25/49	732	740,218
Seasoned Credit Risk Transfer Trust,
Series 2018-03, Class M55D
4.000%	08/25/57	740	775,518
Series 2018-03, Class MA
3.500%	08/25/57	2,500	2,583,541
Series 2019-02, Class MA
3.500%	08/25/58	2,224	2,309,384
Thornburg Mortgage Securities Trust,
Series 2003-04, Class A1, 1 Month LIBOR + 0.640% (Cap 11.500%, Floor 0.320%)
2.432%(c)	09/25/43	649	633,667
WinWater Mortgage Loan Trust,
Series 2015-01, Class A9, 144A
2.500%(cc)	01/20/45	67	66,846

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $50,725,871)			50,875,408

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS — 0.1%
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
1.500%	07/21/21	920	$915,517
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.600%	01/23/46	695	754,247
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.400%	02/08/22	1,560	1,579,560
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.375%	01/31/22	904	915,301
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
3.375%	03/14/24	400	418,408

TOTAL SOVEREIGN BONDS (cost $4,447,188)			4,583,033

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.3%
Federal Home Loan Mortgage Corp.
2.375%	01/13/22	1,125	1,141,304
2.500%	06/01/31	112	113,174
2.500%	12/01/31	1,149	1,163,267
2.500%	08/01/32	42	42,395
2.500%	11/01/32	59	59,642
2.500%	12/01/32	812	822,335
2.500%	01/01/33	38	38,816
2.500%	03/01/33	451	456,538
2.500%	04/01/33	173	174,900
2.500%	05/01/33	47	47,840
2.500%	01/01/35	200	201,828
3.000%	12/01/32	142	146,037
3.000%	04/01/33	425	437,014
3.000%	06/01/33	155	159,056
3.000%	11/01/33	1,903	1,978,111
3.000%	04/01/34	261	268,874
3.000%	03/01/45	2,468	2,532,822
3.000%	04/01/45	43	44,462
3.000%	04/01/45	47	48,155
3.000%	04/01/45	3,152	3,233,904
3.000%	06/01/45	1,159	1,192,413
3.000%	07/01/45	956	980,992
3.000%	04/01/46	102	104,576
3.000%	04/01/46	121	124,369
3.000%	05/01/46	224	230,194
3.000%	05/01/46	1,610	1,654,605
3.000%	06/01/46	1,581	1,624,764
3.500%	11/01/25	90	94,043
3.500%	03/01/32	2,185	2,288,868
3.500%	07/01/32	483	506,138
3.500%	07/01/32	578	605,553
3.500%	02/01/34	479	502,389
3.500%	02/01/34	1,379	1,446,482
3.500%	08/01/44	32	33,409
3.500%	06/01/45	388	407,214
3.500%	10/01/45	438	460,849
3.500%	12/01/45	431	453,169
3.500%	04/01/46	965	1,011,478

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	04/01/46	2,363	$2,483,924
3.500%	05/01/46	460	483,254
3.500%	05/01/46	2,240	2,362,447
3.500%	11/01/46	217	226,071
3.500%	12/01/46	67	70,334
3.500%	01/01/48	232	245,240
3.500%	02/01/48	668	705,826
3.500%	03/01/48	165	172,508
3.500%	03/01/48	1,274	1,338,370
3.500%	04/01/48	320	337,603
3.500%	05/01/49	1,525	1,595,175
3.500%	06/01/49	311	328,021
3.500%	06/01/49	772	793,616
3.500%	07/01/49	4,302	4,425,775
4.000%	10/01/34	401	419,462
4.000%	01/01/36	1,646	1,753,346
4.000%	05/01/38	1,268	1,328,916
4.000%	09/01/38	621	651,011
4.000%	02/01/42	805	861,541
4.000%	07/01/42	1,639	1,755,342
4.000%	09/01/42	130	139,508
4.000%	11/01/42	988	1,057,873
4.000%	09/01/43	563	603,181
4.000%	02/01/45	292	311,786
4.000%	05/01/45	121	130,059
4.000%	04/01/46	13	13,822
4.000%	04/01/46	41	43,083
4.000%	04/01/46	583	614,849
4.000%	10/01/47	13	13,878
4.000%	04/01/48	121	125,956
4.000%	05/01/48	1,103	1,161,370
4.000%	06/01/48	619	659,192
4.000%	04/01/49	85	88,611
4.500%	05/01/39	169	184,774
4.500%	09/01/39	43	47,248
4.500%	10/01/39	271	295,219
4.500%	10/01/39	1,235	1,346,590
4.500%	08/01/40	155	168,661
4.500%	11/01/40	235	255,851
4.500%	01/01/41	227	246,854
4.500%	03/01/41	66	71,801
4.500%	04/01/41	112	121,763
4.500%	01/01/42	90	98,258
4.500%	11/01/48	161	170,110
4.500%	11/01/48	200	211,672
4.500%	12/01/48	203	213,976
4.500%	12/01/48	2,307	2,462,851
5.000%	02/01/49	433	463,923
5.500%	06/01/49	699	752,490
6.250%	07/15/32	48	68,963
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750% (Cap 8.289%, Floor 1.750%)
4.408%(c)	07/01/41	378	395,654
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750% (Cap 8.446%, Floor 1.750%)
3.917%(c)	12/01/40	194	201,964

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.886% (Cap 7.493%, Floor 1.886%)
4.443%(c)	10/01/42		65	$67,880
Federal National Mortgage Assoc.
1.250%	08/17/21		135	134,235
1.375%	10/07/21		540	537,712
1.625%	10/15/24		8,300	8,258,602
1.750%	07/02/24		3,000	3,001,766
1.875%	09/24/26		132	131,687
2.125%	04/24/26		422	428,108
2.500%	TBA	(tt)	800	791,025
2.500%	TBA	(tt)	1,475	1,488,172
2.500%	12/01/27		22	21,998
2.500%	05/01/31		149	151,357
2.500%	08/01/31		201	203,766
2.500%	09/01/31		477	482,702
2.500%	10/01/31		1,434	1,452,133
2.500%	11/01/31		122	123,614
2.500%	09/01/32		1,239	1,254,335
2.500%	01/01/33		426	431,078
2.500%	01/01/33		506	511,584
2.500%	01/01/33		606	612,746
2.500%	01/01/33		614	620,523
2.500%	05/01/34		195	196,683
2.500%	11/01/34		199	200,595
2.500%	04/01/37		3,872	3,895,445
2.500%	10/01/37		406	408,268
2.875%	09/12/23		427	445,591
3.000%	TBA	(tt)	7,900	8,011,074
3.000%	TBA	(tt)	11,575	11,737,744
3.000%	11/01/21		100	100,463
3.000%	08/01/27		31	31,839
3.000%	08/01/27		32	32,647
3.000%	10/01/27		107	109,904
3.000%	11/01/27		37	38,075
3.000%	12/01/27		56	56,843
3.000%	01/01/28		52	53,323
3.000%	02/01/28		48	49,609
3.000%	03/01/28		50	51,280
3.000%	04/01/28		48	49,005
3.000%	05/01/28		54	55,694
3.000%	06/01/28		54	54,845
3.000%	07/01/28		50	51,385
3.000%	08/01/28		56	57,599
3.000%	09/01/28		57	58,524
3.000%	01/01/29		54	55,598
3.000%	03/01/29		52	52,844
3.000%	03/01/30		2,537	2,604,370
3.000%	07/01/32		471	484,494
3.000%	08/01/32		18	18,255
3.000%	09/01/32		2,989	3,077,535
3.000%	12/01/32		339	349,313
3.000%	12/01/32		7,636	7,851,289
3.000%	02/01/33		498	512,209
3.000%	03/01/33		122	126,062
3.000%	03/01/33		639	655,981
3.000%	05/01/33		454	466,274
3.000%	06/01/33		2,195	2,257,059

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	11/01/33		2,471	$2,548,190
3.000%	08/01/34		1,108	1,137,736
3.000%	10/01/42		346	356,148
3.000%	12/01/42		441	453,826
3.000%	01/01/43		385	396,537
3.000%	07/01/43		241	248,130
3.000%	12/01/46		2,337	2,391,896
3.000%	09/01/49		680	695,518
3.000%	10/01/49		682	695,317
3.000%	10/01/49		682	699,333
3.500%	TBA	(tt)	100	102,865
3.500%	TBA	(tt)	2,250	2,314,462
3.500%	04/01/26		848	880,733
3.500%	07/01/26		4	4,515
3.500%	10/01/30		176	183,118
3.500%	07/01/32		137	142,907
3.500%	07/01/32		1,351	1,414,540
3.500%	03/01/34		338	351,207
3.500%	07/01/34		107	111,865
3.500%	07/01/34		353	370,193
3.500%	08/01/34		423	444,394
3.500%	09/01/34		3,389	3,552,045
3.500%	10/01/45		69	72,276
3.500%	07/01/46		1,331	1,394,501
3.500%	08/01/46		98	102,219
3.500%	12/01/46		41	42,148
3.500%	12/01/46		46	48,305
3.500%	12/01/46		75	78,557
3.500%	05/01/47		118	122,751
3.500%	05/01/47		172	178,941
3.500%	08/01/47		208	218,235
3.500%	11/01/47		449	475,549
3.500%	12/01/47		144	151,202
3.500%	12/01/47		746	788,142
3.500%	12/01/47		1,079	1,132,764
3.500%	12/01/47		2,248	2,360,115
3.500%	01/01/48		1,360	1,427,667
3.500%	02/01/48		177	186,193
3.500%	02/01/48		1,063	1,120,861
3.500%	02/01/48		2,287	2,375,749
3.500%	03/01/48		317	335,386
3.500%	03/01/48		549	566,413
3.500%	04/01/48		104	109,917
3.500%	05/01/48		94	99,777
3.500%	05/01/48		211	223,224
3.500%	08/01/48		433	456,657
3.500%	06/01/49		3,765	3,873,739
3.500%	07/01/49		97	100,208
3.500%	09/01/49		1,347	1,392,587
3.500%	09/01/49		3,755	3,906,988
3.500%	11/01/49		697	729,050
4.000%	TBA	(tt)	400	416,048
4.000%	TBA	(tt)	400	416,048
4.000%	11/01/31		91	96,851
4.000%	05/01/38		2,022	2,119,093
4.000%	11/01/40		141	151,338
4.000%	10/01/43		304	325,067
4.000%	12/01/45		405	432,039

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	02/01/46		34	$36,472
4.000%	03/01/46		1,301	1,386,877
4.000%	03/01/46	(k)	1,385	1,482,738
4.000%	05/01/46		21	22,694
4.000%	05/01/46		202	216,705
4.000%	06/01/46		13	14,039
4.000%	07/01/46		25	26,689
4.000%	07/01/46		198	211,583
4.000%	08/01/46		209	223,954
4.000%	09/01/46		209	223,788
4.000%	10/01/46		185	198,589
4.000%	05/01/47		123	130,401
4.000%	06/01/47		16	17,067
4.000%	07/01/47		61	64,680
4.000%	08/01/47		40	42,082
4.000%	09/01/47		20	20,702
4.000%	12/01/47		21	22,503
4.000%	12/01/47		21	22,687
4.000%	12/01/47		283	297,877
4.000%	02/01/48		20	21,569
4.000%	03/01/48		20	21,126
4.000%	03/01/48		24	25,681
4.000%	04/01/48		19	20,318
4.000%	04/01/48		19	20,346
4.000%	04/01/48		21	21,967
4.000%	04/01/48		21	22,171
4.000%	04/01/48		22	23,254
4.000%	04/01/48		114	120,650
4.000%	04/01/48		1,906	2,007,087
4.000%	05/01/48		22	23,712
4.000%	05/01/48		57	59,870
4.000%	07/01/48		563	586,310
4.000%	07/01/48		3,490	3,634,719
4.000%	08/01/48		897	933,865
4.000%	09/01/48		1,895	1,974,097
4.000%	09/01/48		6,402	6,667,542
4.000%	10/01/48		460	479,379
4.000%	12/01/48		1,179	1,228,064
4.000%	04/01/49		179	186,252
4.000%	04/01/49		577	607,059
4.500%	03/01/39		397	423,804
4.500%	06/01/39		229	244,191
4.500%	08/01/39		511	547,629
4.500%	11/01/39		161	175,362
4.500%	12/01/40		145	157,851
4.500%	02/01/41		207	225,359
4.500%	04/01/44		8	8,842
4.500%	08/01/44		57	61,560
4.500%	10/01/44		180	194,901
4.500%	10/01/45		205	219,380
4.500%	02/01/46		234	253,722
4.500%	06/01/46		102	109,279
4.500%	10/01/46		53	56,615
4.500%	11/01/46		58	62,426
4.500%	12/01/46		113	121,562
4.500%	01/01/47		72	77,396
4.500%	01/01/47		72	77,799
4.500%	02/01/47		65	70,267

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	02/01/47		723	$780,460
4.500%	10/01/48		140	148,128
4.500%	12/01/48		193	203,950
4.500%	01/01/49		194	205,047
4.500%	06/01/49		1,613	1,701,176
4.500%	08/01/49		3,846	4,069,851
4.500%	09/01/49		2,200	2,360,932
5.000%	06/01/39		252	277,114
5.000%	03/01/44		122	133,166
5.000%	11/01/48		525	561,308
5.000%	02/01/49		2,620	2,886,154
5.245%	08/01/41		166	184,226
5.500%	04/01/39		533	596,742
5.500%	09/01/39		53	59,707
5.625%	07/15/37		356	514,044
6.500%	10/01/37		611	713,780
6.534%	02/01/39		142	156,756
6.625%	11/15/30		150	213,608
7.125%	01/15/30		166	240,059
7.250%	05/15/30		82	120,416
Federal National Mortgage Assoc., 12 Month LIBOR + 1.800% (Cap 7.708%, Floor 1.800%)
4.708%(c)	01/01/42		110	113,992
Federal National Mortgage Assoc., 12 Month LIBOR + 1.806% (Cap 8.510%, Floor 1.806%)
4.061%(c)	12/01/40		233	243,671
Federal National Mortgage Assoc., 12 Month LIBOR + 1.818% (Cap 7.704%, Floor 1.818%)
4.894%(c)	02/01/42		59	60,707
Government National Mortgage Assoc.
2.500%	TBA	(tt)	200	200,810
2.500%	TBA	(tt)	3,100	3,112,555
3.000%	TBA	(tt)	1,500	1,540,635
3.000%	TBA	(tt)	4,100	4,211,069
3.000%	06/20/42		348	360,345
3.000%	01/20/43		430	445,066
3.000%	01/15/45		32	32,728
3.000%	01/15/45		32	33,283
3.000%	01/15/45		53	55,148
3.000%	01/15/45		54	55,412
3.000%	01/15/45		84	86,557
3.000%	02/15/45		43	44,901
3.000%	02/15/45		120	124,278
3.000%	02/15/45		213	220,368
3.000%	03/15/45		36	37,379
3.000%	03/15/45		53	54,809
3.000%	03/15/45		56	58,276
3.000%	03/15/45		83	86,150
3.000%	03/15/45		88	90,373
3.000%	03/15/45		105	108,646
3.000%	03/15/45		131	135,171
3.000%	03/15/45		168	173,251
3.000%	03/15/45		173	178,965
3.000%	03/15/45		202	208,136
3.000%	03/15/45		319	329,756
3.000%	03/15/45		326	336,665
3.000%	03/15/45		457	471,888
3.000%	05/15/45		142	146,451

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	06/15/45		34	$34,586
3.000%	06/15/45		41	41,834
3.000%	06/15/45		165	170,563
3.000%	07/15/45		54	56,138
3.000%	07/15/45		56	57,984
3.000%	07/15/45		61	62,936
3.000%	07/15/45		67	68,917
3.000%	07/15/45		76	77,979
3.000%	07/15/45		77	79,737
3.000%	07/15/45		117	120,752
3.000%	07/15/45		122	126,080
3.000%	07/15/45		165	170,632
3.000%	07/15/45		169	174,306
3.000%	07/15/45		316	326,007
3.000%	01/20/48		1,118	1,152,222
3.000%	02/20/48		879	905,814
3.000%	06/20/49		1,062	1,092,211
3.500%	TBA	(tt)	400	412,280
3.500%	TBA	(tt)	2,650	2,732,605
3.500%	TBA	(tt)	3,175	3,272,472
3.500%	09/20/40		8	8,491
3.500%	12/20/40		5	5,677
3.500%	11/20/41		3,341	3,526,651
3.500%	12/20/41		6	6,482
3.500%	04/20/42		122	128,179
3.500%	06/20/42		27	28,167
3.500%	08/20/42		32	33,453
3.500%	08/20/42		2,649	2,788,961
3.500%	09/20/42		229	240,751
3.500%	10/20/42		200	210,369
3.500%	12/20/42		8	8,097
3.500%	01/20/43		8	8,209
3.500%	01/20/43		49	51,833
3.500%	02/20/43		8	7,960
3.500%	05/20/43		15	15,851
3.500%	05/20/43		774	812,750
3.500%	06/20/43		105	110,566
3.500%	08/20/43		8	8,454
3.500%	09/20/43		8	8,797
3.500%	10/20/43		8	8,748
3.500%	12/20/43		7	7,596
3.500%	01/20/44		15	15,663
3.500%	03/20/44		8	7,955
3.500%	09/20/45		238	248,284
3.500%	02/20/46		522	544,826
3.500%	04/20/46		30	31,789
3.500%	05/20/46		18	18,446
3.500%	05/20/46		24	25,311
3.500%	05/20/46		28	29,170
3.500%	05/20/46		33	35,020
3.500%	05/20/46		37	38,999
3.500%	05/20/46		49	51,305
3.500%	05/20/46		256	269,086
3.500%	05/20/46		331	347,472
3.500%	05/20/46		335	351,885
3.500%	05/20/46		489	513,923
3.500%	05/20/46		1,480	1,542,979
3.500%	06/20/46		26	27,003

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	06/20/46		30	$31,221
3.500%	06/20/46		31	32,281
3.500%	06/20/46		36	38,213
3.500%	06/20/46		102	107,780
3.500%	06/20/46		307	322,152
3.500%	06/20/46		382	401,791
3.500%	06/20/46		1,290	1,355,717
3.500%	07/20/46		2,215	2,344,151
3.500%	09/20/46		1,962	2,045,595
3.500%	02/20/47		246	256,815
3.500%	07/20/47		98	101,458
3.500%	08/20/47		542	563,403
3.500%	09/20/48		1,231	1,276,803
3.500%	10/20/48		1,467	1,521,255
3.500%	03/20/49		3,206	3,323,994
3.500%	04/20/49		100	103,658
4.000%	TBA	(tt)	900	931,581
4.000%	10/20/40		122	130,170
4.000%	11/20/40		1,386	1,479,304
4.000%	01/20/41		1,267	1,352,063
4.000%	02/20/41		24	25,214
4.000%	03/20/41		514	547,868
4.000%	10/20/41		377	401,638
4.000%	05/20/42		111	118,227
4.000%	08/20/43		39	41,382
4.000%	10/20/43		2,824	2,998,167
4.000%	07/20/44		90	94,671
4.000%	10/20/44		224	236,871
4.000%	06/20/45		1,669	1,758,697
4.000%	08/20/45		481	507,085
4.000%	09/20/45		8	8,420
4.000%	10/20/45		8	8,667
4.000%	12/20/45		38	39,856
4.000%	01/20/46		30	31,315
4.000%	01/15/47		86	90,325
4.000%	01/15/47		90	95,184
4.000%	01/20/47		1,121	1,177,360
4.000%	04/20/47		3,032	3,173,147
4.000%	07/20/47		64	66,620
4.000%	08/20/48		2,831	2,947,297
4.000%	09/20/48		1,340	1,395,542
4.000%	03/20/49		3,998	4,146,294
4.000%	05/20/49		347	360,150
4.500%	TBA	(tt)	1,800	1,881,810
4.500%	04/20/35		28	30,167
4.500%	08/15/39		132	142,527
4.500%	09/15/39		590	638,289
4.500%	09/20/39		6	6,556
4.500%	10/15/39		11	11,977
4.500%	10/15/39		43	46,692
4.500%	11/15/39		22	23,797
4.500%	11/15/39		37	40,402
4.500%	11/20/39		3	3,287
4.500%	02/15/40		65	70,512
4.500%	03/15/40		81	87,396
4.500%	06/15/40		63	67,703
4.500%	06/15/40		581	626,717
4.500%	07/15/40		5	5,824

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	10/15/40		12	$12,633
4.500%	05/20/41		4	4,305
4.500%	05/20/41		18	18,942
4.500%	06/20/41		17	17,939
4.500%	08/20/41		1,063	1,142,100
4.500%	11/20/41		4	4,049
4.500%	02/20/42		4	3,962
4.500%	05/20/42		28	30,402
4.500%	06/20/43		5	5,555
4.500%	06/20/44		5	5,903
4.500%	10/20/44		5	5,654
4.500%	01/20/45		5	5,413
4.500%	03/20/46		9	9,979
4.500%	05/20/46		7	7,818
4.500%	08/20/46		9	10,060
4.500%	09/20/46		9	9,956
4.500%	02/20/47		11	11,125
4.500%	04/20/47		3,475	3,681,428
4.500%	06/20/48		1,392	1,461,633
5.000%	TBA	(tt)	700	736,832
5.000%	11/15/33		6	7,082
5.000%	05/15/34		238	256,898
5.000%	06/15/40		92	101,037
5.000%	04/20/48		463	488,331
5.500%	TBA	(tt)	100	106,165
6.000%	05/15/40		586	676,018

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $300,518,190)				304,071,037

U.S. TREASURY OBLIGATIONS — 12.4%
U.S. Treasury Bonds
2.250%	08/15/46		1,133	1,101,311
2.250%	08/15/49		1,883	1,826,510
2.375%	11/15/49		19,141	19,078,194
2.500%	02/15/45		1,498	1,529,364
2.500%	02/15/46		6,211	6,342,984
2.500%	05/15/46		802	818,917
2.750%	08/15/42		43	45,929
2.750%	11/15/42		999	1,066,432
2.750%	08/15/47		975	1,045,535
2.750%	11/15/47		848	909,348
2.875%	05/15/43		1,607	1,751,379
2.875%	08/15/45		58,101	63,529,812
2.875%	11/15/46		591	648,345
2.875%	05/15/49		1,026	1,130,844
3.000%	11/15/44		1,600	1,784,500
3.000%	05/15/45		254	283,766
3.000%	11/15/45		664	743,058
3.000%	02/15/47		936	1,051,684
3.000%	05/15/47		807	906,740
3.000%	02/15/48		955	1,073,629
3.000%	08/15/48		754	849,193
3.000%	02/15/49		1,279	1,442,672
3.125%	02/15/42		871	988,177
3.125%	02/15/43		1,030	1,168,406
3.125%	08/15/44		19,113	21,755,970
3.125%	05/15/48		412	474,315
3.375%	05/15/44		868	1,027,766

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
3.375%	11/15/48	1,893	$2,283,431
3.625%	08/15/43	568	696,776
3.625%	02/15/44	162	199,159
3.750%	11/15/43	788	985,739
3.875%	08/15/40	14	17,647
4.250%	11/15/40	23	30,446
4.375%	02/15/38	9,936	13,214,880
4.375%	05/15/40	954	1,281,043
4.375%	05/15/41	591	796,742
4.500%	02/15/36	557	738,634
4.500%	05/15/38	20	27,022
4.625%	02/15/40	7,200	9,954,000
4.750%	02/15/41	775	1,093,477
5.000%	05/15/37	9	12,739
5.250%	11/15/28	683	869,331
5.250%	02/15/29	25	31,965
6.125%	11/15/27	651	854,844
7.875%	02/15/21	1,198	1,279,754
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/21	1,555	1,551,881
0.125%	01/15/22	1,439	1,439,020
0.125%	04/15/22	1,521	1,518,766
0.125%	07/15/22	1,483	1,489,448
0.125%	01/15/23	1,485	1,485,332
0.125%	07/15/24	1,451	1,460,467
0.125%	10/15/24	1,049	1,055,683
0.125%	07/15/26	1,228	1,233,076
0.250%	01/15/25	1,455	1,468,666
0.250%	07/15/29	10,908	11,026,694
0.375%	07/15/23	1,482	1,502,796
0.375%	07/15/25	1,454	1,484,575
0.375%	01/15/27	1,219	1,238,304
0.375%	07/15/27	1,205	1,229,800
0.500%	04/15/24	1,067	1,085,078
0.500%	01/15/28	1,195	1,226,657
0.625%	07/15/21	1,305	1,319,954
0.625%	04/15/23	1,485	1,508,120
0.625%	01/15/24	1,476	1,507,571
0.625%	01/15/26	1,302	1,342,344
0.625%	02/15/43	487	493,636
0.750%	07/15/28	1,173	1,235,089
0.750%	02/15/42	659	686,190
0.750%	02/15/45	820	852,215
0.875%	01/15/29	1,166	1,239,430
0.875%	02/15/47	539	579,753
1.000%	02/15/46	563	620,613
1.000%	02/15/48	575	637,728
1.000%	02/15/49	501	558,123
1.125%	01/15/21	1,230	1,242,111
1.375%	02/15/44	735	868,766
1.750%	01/15/28	558	626,938
2.000%	01/15/26	660	734,219
2.125%	02/15/40	293	383,444
2.125%	02/15/41	375	494,591
2.375%	01/15/25	926	1,032,297
2.375%	01/15/27	542	626,266
2.500%	01/15/29	542	653,582
3.375%	04/15/32	219	301,068

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
3.625%	04/15/28	472	$604,838
3.875%	04/15/29	574	767,647
U.S. Treasury Notes
1.125%	08/31/21	2,171	2,153,954
1.125%	09/30/21	1,704	1,690,022
1.250%	01/31/20	1,510	1,509,410
1.250%	03/31/21	1,749	1,740,870
1.250%	10/31/21	2,075	2,062,274
1.250%	08/31/24	88	86,274
1.375%	03/31/20	2,548	2,546,507
1.375%	04/30/20	1,730	1,728,513
1.375%	01/31/21	2,272	2,265,521
1.375%	05/31/21	1,485	1,480,243
1.375%	10/15/22	6,727	6,682,854
1.500%	09/30/21	8,669	8,654,439
1.500%	10/31/21	2,441	2,437,281
1.500%	08/15/22	1,620	1,615,950
1.500%	09/15/22	1,290	1,286,573
1.500%	02/28/23	808	804,781
1.500%	10/31/24	3,468	3,437,384
1.500%	11/30/24	824	816,983
1.500%	08/15/26	1,896	1,858,080
1.625%	10/15/20	3,778	3,777,557
1.625%	11/15/22	4,368	4,369,024
1.625%	12/15/22	1,709	1,709,668
1.625%	10/31/23	1,741	1,738,824
1.625%	02/15/26	1,136	1,125,084
1.625%	05/15/26	1,066	1,054,736
1.625%	08/15/29	9,764	9,512,272
1.750%	11/15/20	747	747,642
1.750%	11/30/21	582	583,304
1.750%	02/28/22	1	1,003
1.750%	03/31/22	1,289	1,293,532
1.750%	04/30/22	539	540,937
1.750%	05/15/22	1,260	1,264,636
1.750%	06/15/22	2,126	2,133,806
1.750%	06/30/22	416	417,593
1.750%	07/15/22	6,012	6,033,136
1.750%	09/30/22	1,883	1,889,767
1.750%	01/31/23	849	852,117
1.750%	05/15/23	1,758	1,764,043
1.750%	06/30/24	1,622	1,626,308
1.750%	07/31/24	1,326	1,329,522
1.750%	12/31/24	1,453	1,456,973
1.750%	11/15/29	2,355	2,319,307
1.875%	02/28/22	1,344	1,351,875
1.875%	03/31/22	2,357	2,371,179
1.875%	04/30/22	237	238,481
1.875%	07/31/22	525	528,527
1.875%	08/31/22	1,875	1,888,037
1.875%	09/30/22	2,065	2,080,004
1.875%	07/31/26	1,130	1,134,237
2.000%	01/15/21	459	460,703
2.000%	11/15/21	1	1,008
2.000%	12/31/21	2,368	2,386,592
2.000%	11/30/22	1,382	1,396,900
2.000%	02/15/23	1,718	1,737,193
2.000%	04/30/24	1,277	1,293,860

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.000%	05/31/24	1,696	$1,718,658
2.000%	02/15/25	832	843,700
2.000%	08/15/25	2,000	2,026,250
2.000%	11/15/26	1,174	1,187,245
2.125%	01/31/21	1	804
2.125%	05/31/21	1,387	1,396,915
2.125%	08/15/21	1	1,008
2.125%	12/31/21	1,465	1,480,051
2.125%	05/15/22	1,055	1,067,693
2.125%	12/31/22	44	44,650
2.125%	02/29/24	1,176	1,197,223
2.125%	03/31/24	7,822	7,963,774
2.125%	09/30/24	1	1,019
2.125%	11/30/24	1,249	1,273,785
2.125%	05/15/25	30,372	30,981,813
2.125%	05/31/26	1,017	1,036,704
2.250%	03/31/21	1,810	1,823,716
2.250%	04/30/21	1,793	1,808,058
2.250%	04/15/22	8,172	8,290,111
2.250%	12/31/23	1,375	1,405,830
2.250%	01/31/24	1,390	1,421,601
2.250%	04/30/24	1,216	1,244,785
2.250%	10/31/24	1,574	1,614,457
2.250%	11/15/24	586	601,062
2.250%	11/15/25	240	246,394
2.250%	03/31/26	1,377	1,414,114
2.250%	02/15/27	28,300	29,078,250
2.250%	08/15/27	3,014	3,097,827
2.250%	11/15/27	10,450	10,740,641
2.375%	02/29/24	2,288	2,352,171
2.375%	08/15/24	35,901	36,983,640
2.375%	05/15/27	1,789	1,854,410
2.375%	05/15/29	3,166	3,290,661
2.500%	12/31/20	1,303	1,313,790
2.500%	01/31/21	6,091	6,146,676
2.500%	02/28/21	2,041	2,060,932
2.500%	01/15/22	324	329,797
2.500%	02/15/22	8,631	8,792,831
2.500%	03/31/23	1,781	1,829,699
2.500%	08/15/23	1,920	1,976,850
2.500%	01/31/24	1,761	1,818,370
2.500%	05/15/24	270	279,260
2.500%	01/31/25	1,394	1,447,909
2.500%	02/28/26	7,043	7,334,624
2.625%	12/15/21	2,163	2,205,500
2.625%	06/30/23	1,813	1,873,481
2.625%	12/31/23	4,517	4,683,917
2.625%	12/31/25	4,614	4,835,688
2.625%	01/31/26	1,204	1,262,131
2.625%	02/15/29	10,625	11,260,840
2.750%	11/30/20	669	675,612
2.750%	07/31/23	681	706,963
2.750%	02/15/24	1	1,043
2.750%	08/31/25	1,122	1,182,045
2.750%	02/15/28	5,035	5,365,422
2.875%	10/15/21	887	906,750
2.875%	09/30/23	1,253	1,308,210
2.875%	11/30/23	697	728,746

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.875%	05/31/25	1,263	$1,337,103
2.875%	05/15/28	1,160	1,248,450
2.875%	08/15/28	1,403	1,512,171
3.000%	10/31/25	1,386	1,480,421
3.125%	11/15/28	27,296	30,012,805

TOTAL U.S. TREASURY OBLIGATIONS (cost $587,199,411)			595,829,541

TOTAL LONG-TERM INVESTMENTS (cost $4,148,521,004)			4,583,298,420

		Shares

SHORT-TERM INVESTMENTS — 8.4%

AFFILIATED MUTUAL FUNDS — 8.2%
PGIM Core Ultra Short Bond Fund(w)		230,073,888	230,073,888
PGIM Institutional Money Market Fund (cost $165,533,938; includes $165,235,955 of cash collateral for securities on loan)(b)(w)		165,504,113	165,537,214

TOTAL AFFILIATED MUTUAL FUNDS (cost $395,607,826)			395,611,102

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(k)(n) — 0.2%
U.S. Treasury Bills
1.526%	02/06/20	2,960	2,955,734
1.531%	01/30/20	1,470	1,468,385
1.550%	03/05/20	4,030	4,019,514
1.551%	03/26/20	1,340	1,335,303
1.627%	01/23/20	500	499,577

TOTAL U.S. TREASURY OBLIGATIONS (cost $10,277,283)			10,278,513

TOTAL SHORT-TERM INVESTMENTS (cost $405,885,109)			405,889,615

TOTAL INVESTMENTS — 103.7% (cost $4,554,406,113)			4,989,188,035
Liabilities in excess of other assets(z) — (3.7)%			(179,552,224)

NET ASSETS — 100.0%			$4,809,635,811

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $4,697,909 and 0.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $161,669,709; cash collateral of $165,235,955 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(p)	Interest rate not available as of December 31, 2019.

(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 42,925,000 is 0.9% of net assets.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at December 31, 2019:

Borrower	Principal Amount (000)	Current Value	Unrealized Appreciation	Unrealized Depreciation
Apro LLC, Delayed Draw Term Loan, 3 Month LIBOR + 4.000%, 5.842%, Matuirty Date 10/28/2026 (cost $11,002)^	11	$11,181	$179	$—
BCPE Empire Holdings, Inc., First Lien Delayed Draw Term Loan, 1 Month LIBOR + 4.000%, 4.900%, Maturity Date 6/11/2026 (cost $17,792)^	18	18,026	234	—
MED ParentCo LP, First Lien Delayed Draw Term Loan, 1 Month LIBOR + 4.250%, 5.150%, Maturity Date 8/31/2026 (cost $9,341)^	9	9,432	91	—

		$38,639	$504	$—

Forward Commitment Contracts

U.S. Government Agency Obligations	Interest Rate	Maturity Date		Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	2.500%	TBA	(tt)	01/16/20	(200)	$(201,786)
Federal National Mortgage Assoc.	3.500%	TBA	(tt)	01/16/20	(400)	(414,724)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $616,516)						$(616,510)

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
27	5 Year U.S. Treasury Notes	Mar. 2020	$3,202,453	$5,738
723	Mini MSCI EAFE Index	Mar. 2020	73,619,475	1,057,511
795	S&P 500 E-Mini Index	Mar. 2020	128,436,225	2,389,471

				3,452,720

Short Positions:
69	2 Year U.S. Treasury Notes	Mar. 2020	14,869,500	1,688
33	10 Year U.S. Treasury Notes	Mar. 2020	4,237,922	8,209
6	20 Year U.S. Treasury Bonds	Mar. 2020	935,438	21,083

				30,980

				$3,483,700

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreement:
10,366	03/18/22	1.750%(S)	3 Month LIBOR(2)(Q)	$28,463	$20,265	$(8,198)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$10,406,943
Morgan Stanley & Company LLC	—	130,203

Total	$—	$10,537,146

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$1,692,311,056	$1,321,537,092	$—
Exchange-Traded Funds	11,694,153	—	—
Preferred Stocks	2,120,522	8,163,231	—
Rights	119,755	—	—
Asset-Backed Securities
Automobiles	—	3,794,191	—
Consumer Loans	—	8,169,217	—
Credit Cards	—	3,998,290	—
Equipment	—	4,162,140	—
Home Equity Loans	—	405,363	—
Manufactured Housing	—	420,156	—
Other	—	9,594,420	—
Residential Mortgage-Backed Securities	—	4,541,041	—
Bank Loans	—	50,314,288	4,697,405
Commercial Mortgage-Backed Securities	—	74,120,955	—
Corporate Bonds	—	425,366,810	—
Municipal Bonds	—	2,409,316	—
Residential Mortgage-Backed Securities	—	50,875,408	—
Sovereign Bonds	—	4,583,033	—
U.S. Government Agency Obligations	—	304,071,037	—
U.S. Treasury Obligations	—	606,108,054	—
Affiliated Mutual Funds	395,611,102	—	—

Total	$2,101,856,588	$2,882,634,042	$4,697,405

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Unfunded Loan Commitments	$—	$—	$504
Futures Contracts	3,483,700	—	—

Total	$3,483,700	$—	$504

Liabilities
Forward Commitment Contracts	$—	$(616,510)	$—
Centrally Cleared Interest Rate Swap Agreement	—	(8,198)	—

Total	$—	$(624,708)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments and forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Treasury Obligations	12.6%
Affiliated Mutual Funds (3.4% represents investments
purchased with collateral from securities on loan)	8.2
Banks	6.6
U.S. Government Agency Obligations	6.3
Insurance	4.7
IT Services	3.1
Software	3.1
Pharmaceuticals	3.1
Equity Real Estate Investment Trusts (REITs)	2.6
Semiconductors & Semiconductor Equipment	2.3
Oil, Gas & Consumable Fuels	2.2
Capital Markets	2.1
Health Care Equipment & Supplies	2.0
Machinery	1.8
Electric Utilities	1.6
Biotechnology	1.6
Chemicals	1.6
Commercial Mortgage-Backed Securities	1.5
Food Products	1.5
Aerospace & Defense	1.4
Metals & Mining	1.3
Residential Mortgage-Backed Securities	1.2
Diversified Financial Services	1.1
Hotels, Restaurants & Leisure	1.1
Specialty Retail	1.1
Interactive Media & Services	1.1
Media	1.0
Technology Hardware, Storage & Peripherals	1.0
Electronic Equipment, Instruments & Components	1.0
Textiles, Apparel & Luxury Goods	1.0
Food & Staples Retailing	1.0
Internet & Direct Marketing Retail	1.0
Health Care Providers & Services	0.9
Automobiles	0.9
Professional Services	0.8
Tobacco	0.8
Construction Materials	0.7

Commercial Services & Supplies	0.7%
Real Estate Investment Trusts (REITs)	0.7
Household Durables	0.7
Electric	0.6
Real Estate Management & Development	0.6
Pipelines	0.6
Beverages	0.6
Diversified Telecommunication Services	0.6
Building Products	0.5
Trading Companies & Distributors	0.5
Oil & Gas	0.5
Personal Products	0.5
Multi-Utilities	0.4
Communications Equipment	0.4
Auto Components	0.4
Household Products	0.4
Construction & Engineering	0.4
Electrical Equipment	0.4
Gas Utilities	0.4
Telecommunications	0.4
Road & Rail	0.3
Airlines	0.3
Industrial Conglomerates	0.3
Auto Manufacturers	0.3
Consumer Finance	0.3
Entertainment	0.3
Energy Equipment & Services	0.3
Retail	0.3
Healthcare-Services	0.3
Exchange-Traded Funds	0.2
Thrifts & Mortgage Finance	0.2
Life Sciences Tools & Services	0.2
Other	0.2
Multiline Retail	0.2
Wireless Telecommunication Services	0.2
Leisure Products	0.2
Agriculture	0.2
Consumer Loans	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):
Diversified Consumer Services	0.1%
Gas	0.1
Healthcare-Products	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Computers	0.1
Containers & Packaging	0.1
Independent Power & Renewable Electricity Producers	0.1
Transportation Infrastructure	0.1
Sovereign Bonds	0.1
Commercial Services	0.1
Paper & Forest Products	0.1
Equipment	0.1
Credit Cards	0.1
Foods	0.1
Health Care Technology	0.1
Semiconductors	0.1
Marine	0.1
Air Freight & Logistics	0.1
Municipal Bonds	0.1
Packaging & Containers	0.1
Lodging	0.1
Transportation	0.0	*
Machinery-Diversified	0.0	*
Building Materials	0.0	*
Electronics	0.0	*
Toys/Games/Hobbies	0.0	*
Internet	0.0	*
Mining	0.0	*
Investment Companies	0.0	*
	0.0	*

Miscellaneous Manufacturing	0.0	*%
Leisure Time	0.0	*
Distribution/Wholesale	0.0	*
Engineering & Construction	0.0	*
Advertising	0.0	*
Environmental Control	0.0	*
Manufactured Housing	0.0	*
Machinery-Construction & Mining	0.0	*
Home Equity Loans	0.0	*
Trucking & Leasing	0.0	*
Food Service	0.0	*
Private Equity	0.0	*
Metal Fabricate/Hardware	0.0	*
Energy-Alternate Sources	0.0	*
Real Estate	0.0	*
Holding Companies-Diversified	0.0	*
Home Furnishings	0.0	*
Cosmetics/Personal Care	0.0	*
Coal	0.0	*
Regional	0.0	*
Forest Products & Paper	0.0	*
Auto Parts & Equipment	0.0	*

	103.7
Liabilities in excess of other assets	(3.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker —variation margin futures	$3,446,982	*	—	$—
Equity contracts	Unaffiliated investments	119,755		—	—
Interest rate contracts	Due from/to broker — variation margin futures	36,718	*	—	—
				Due from/to broker — variation
Interest rate contracts	—	—		margin swaps	8,198	*

		$3,603,455			$8,198

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Exchange Contracts	Swaps
Equity contracts	$178,409	$42,505,884	$—	$—
Foreign exchange contracts	—	—	(101,896)	—
Interest rate contracts	—	(1,232,379)	—	802

Total	$178,409	$41,273,505	$(101,896)	$802

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures	Swaps
Equity contracts	$20,595	$6,964,582	$—
Interest rate contracts	—	651,992	(8,198)

Total	$20,595	$7,616,574	$(8,198)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$303,946,919	$23,819,169	$16,819,306

Forward Foreign Currency Exchange Contracts— Sold(2)	Interest Rate Swap Agreements(1)
$4,048	$2,073,200

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$161,669,709	$(161,669,709)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST FIDELITY INSTITUTIONAL AM® QUANTITATIVE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $161,669,709:
Unaffiliated investments (cost $4,158,798,287)	$4,593,576,933
Affiliated investments (cost $395,607,826)	395,611,102
Foreign currency, at value (cost $3,875)	1,090
Receivable for investments sold	83,270,273
Dividends and interest receivable	12,590,642
Tax reclaim receivable	6,080,992
Due from broker-variation margin futures	615,984
Receivable from affiliate	15,399
Unrealized appreciation on unfunded loan commitments	504
Receivable for Portfolio shares sold	22
Prepaid expenses and other assets	70,141

Total Assets	5,091,833,082

LIABILITIES
Payable to broker for collateral for securities on loan	165,235,955
Payable for investments purchased	110,364,179
Payable to affiliate	2,746,413
Management fee payable	1,154,282
Payable for Portfolio shares repurchased	1,086,890
Accrued expenses and other liabilities	718,854
Forward commitment contracts, at value (proceeds receivable $616,516)	616,510
Distribution fee payable	197,914
Payable to custodian	74,429
Due to broker-variation margin swaps	1,488
Affiliated transfer agent fee payable	357

Total Liabilities	282,197,271

NET ASSETS	$4,809,635,811

Net assets were comprised of:
Partners’ Equity	$4,809,635,811

Net asset value and redemption price per share, $4,809,635,811 / 292,710,607 outstanding shares of beneficial interest	$16.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $3,992,141 foreign withholding tax, of which $471,854 is reimbursable by an affiliate)	$60,275,674
Interest income	44,306,020
Affiliated dividend income	11,991,820
Income from securities lending, net (including affiliated income of $527,299)	945,199

Total income	117,518,713

EXPENSES
Management fee	30,350,037
Distribution fee	11,622,583
Custodian and accounting fees	1,204,040
Trustees’ fees	62,609
Audit fee	55,711
Legal fees and expenses	27,685
Shareholders’ reports	22,688
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Miscellaneous	123,886

Total expenses	43,476,246
Less: Fee waiver and/or expense reimbursement	(929,807)

Net expenses	42,546,439

NET INVESTMENT INCOME (LOSS)	74,972,274

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $40,866)	141,088,674
Futures transactions	41,273,505
Forward currency contract transactions	(101,896)
Swap agreements transactions	802
Foreign currency transactions	(12,457)

182,248,628

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $25,982)	564,519,274
Futures	7,616,574
Swap agreements	(8,198)
Foreign currencies	110,106
Unfunded loan commitment	504

572,238,260

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	754,486,888

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$829,459,162

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$74,972,274	$80,380,602
Net realized gain (loss) on investment and foreign currency transactions	182,248,628	103,562,051
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	572,238,260	(562,122,722)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	829,459,162	(378,180,069)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [15,667,032 and 4,298,818 shares, respectively]	225,344,912	60,860,531
Portfolio shares repurchased [24,777,045 and 59,601,454 shares, respectively]	(380,434,032)	(852,533,803)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(155,089,120)	(791,673,272)

CAPITAL CONTRIBUTIONS	41,757	1,360,483

TOTAL INCREASE (DECREASE)	674,411,799	(1,168,492,858)
NET ASSETS:
Beginning of year	4,135,224,012	5,303,716,870

End of year	$4,809,635,811	$4,135,224,012

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST PRESERVATION ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 91.9%
AFFILIATED MUTUAL FUNDS	Shares	Value
AST AB Global Bond Portfolio*	31,371,267	$366,730,115
AST AQR Emerging Markets Equity Portfolio*	293,277	3,589,708
AST AQR Large Cap Core Portfolio*	11,475,296	236,735,356
AST BlackRock/Loomis Sayles Bond Portfolio*	22,527,885	333,412,704
AST ClearBridge Dividend Growth Portfolio*	11,004,841	242,106,496
AST Goldman Sachs Global Income Portfolio*	15,740,930	184,326,294
AST Goldman Sachs Small-Cap Value Portfolio*	1,337,143	33,468,686
AST High Yield Portfolio*	1,500,383	17,074,358
AST Hotchkis & Wiley Large-Cap Value Portfolio*	2,188,193	72,385,414
AST International Growth Portfolio*	7,375,370	151,416,339
AST International Value Portfolio*	6,975,279	149,689,495
AST Jennison Large-Cap Growth Portfolio*	2,261,258	91,603,576
AST Loomis Sayles Large-Cap Growth Portfolio*	2,442,164	156,005,414
AST MFS Growth Portfolio*	2,676,611	89,318,521
AST MFS Large-Cap Value Portfolio*	7,707,222	180,040,707
AST Mid-Cap Growth Portfolio*	1,297,016	15,226,965
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	229,301	8,094,331
AST Parametric Emerging Markets Equity Portfolio*	253,224	2,494,255
AST PIMCO Dynamic Bond Portfolio*	7,257,719	73,302,964
AST Prudential Core Bond Portfolio*	96,895,463	1,297,430,250
AST QMA International Core Equity Portfolio*	9,998,727	126,183,932
AST QMA Large-Cap Portfolio*	11,029,418	238,456,021
AST Small-Cap Growth Opportunities Portfolio*	1,182,704	28,538,636
AST Small-Cap Growth Portfolio*	561,081	29,765,343
AST Small-Cap Value Portfolio*	854,029	24,741,208
AST T. Rowe Price Large-Cap Growth Portfolio*	2,423,587	111,848,557
AST T. Rowe Price Large-Cap Value Portfolio*	9,307,413	160,273,650
AST Templeton Global Bond Portfolio*	131,266	1,496,436
AST WEDGE Capital Mid-Cap Value Portfolio*	301,278	7,724,758
AST Wellington Management Global Bond Portfolio*	77,077,307	908,741,451

AFFILIATED MUTUAL FUNDS (continued)	Shares	Value
AST Western Asset Core Plus Bond Portfolio*	37,632,272	$529,109,743
AST Western Asset Emerging Markets Debt Portfolio*	1,233,051	15,067,884

TOTAL LONG-TERM INVESTMENTS (cost $4,969,833,798)(w)		5,886,399,567

SHORT-TERM INVESTMENTS — 8.1%
AFFILIATED MUTUAL FUND — 8.0%
PGIM Core Ultra Short Bond Fund (cost $513,765,881)(w)	513,765,881	513,765,881

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
1.522%	03/19/20	8,600	8,572,760

(cost $8,571,631)
TOTAL SHORT-TERM INVESTMENTS (cost $522,337,512)			522,338,641

TOTAL INVESTMENTS — 100.0% (cost $5,492,171,310)			6,408,738,208
Liabilities in excess of other assets(z) — (0.0)%			(1,962,699)

NET ASSETS — 100.0%			$6,406,775,509

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown is the effective yield to maturity at purchased date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
481	2 Year U.S. Treasury Notes	Mar. 2020	$103,655,500	$(38,449)
1,482	10 Year U.S. Treasury Notes	Mar. 2020	190,321,226	(1,612,090)
336	Mini MSCI EAFE Index	Mar. 2020	34,213,200	(79,195)
74	Russell 2000 E-Mini Index	Mar. 2020	6,181,220	95,084

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Futures contracts outstanding at December 31, 2019 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued):
529	S&P 500 E-Mini Index	Mar. 2020	$85,462,595	$873,347
63	S&P 500 Stock Index	Mar. 2020	50,889,825	880,976

				$119,673

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$8,572,760

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$6,400,165,448	$—	$—
U.S. Treasury Obligation	—	8,572,760	—

Total	$6,400,165,448	$8,572,760	$—

Other Financial Instruments*
Assets
Futures Contracts	$1,849,407	$—	$—

Liabilities
Futures Contracts	$(1,729,734)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Core Bond	57.7%
Large/Mid-Cap Growth	14.6
Ultra Short Bond	8.0
Large/Mid-Cap Value	6.6
International Value	4.3
Large/Mid-Cap Blend	3.8
International Growth	2.4
Small-Cap Growth	1.0
Small-Cap Value	0.9

Emerging Markets	0.3%
High Yield	0.3
U.S. Treasury Obligation	0.1

100.0
Liabilities in excess of other assets	(0.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$1,849,407	*	Due from/to broker — variation margin futures	$79,195	*
Interest rate contracts	—	—		Due from/to broker — variation margin futures	1,650,539	*

		$1,849,407			$1,729,734

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$32,175,385
Interest rate contracts	11,265,314

Total	$43,440,699

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$7,196,308
Interest rate contracts	(4,898,085)

Total	$2,298,223

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$447,786,875

(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Affiliated investments (cost $5,483,599,679)	$6,400,165,448
Unaffiliated investments (cost $8,571,631)	8,572,760
Due from broker-variation margin futures	364,900
Receivable for Portfolio shares sold	55,544
Prepaid expenses	4,164

Total Assets	6,409,162,816

LIABILITIES
Payable for Portfolio shares repurchased	1,887,338
Management fee payable	366,934
Accrued expenses and other liabilities	132,678
Affiliated transfer agent fee payable	357

Total Liabilities	2,387,307

NET ASSETS	$6,406,775,509

Net assets were comprised of:
Partners’ Equity	$6,406,775,509

Net asset value and redemption price per share, $6,406,775,509 / 354,734,055 outstanding shares of beneficial interest	$18.06

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS) INCOME
Affiliated dividend income	$12,588,009
Interest income	219,522

Total income	12,807,531

EXPENSES
Management fee	9,458,166
Custodian and accounting fees	332,261
Trustees’ fees	81,690
Legal fees and expenses	33,310
Audit fee	26,200
Shareholders’ reports	7,783
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	32,432

Total expenses	9,978,850
Less: Fee waiver and/or expense reimbursement	(106,912)

Net expenses	9,871,938

NET INVESTMENT INCOME (LOSS)	2,935,593

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $358,231,704)	358,237,300
Futures transactions	43,440,699
Foreign currency transactions	(183,493)

401,494,506

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $451,674,815)	451,675,524
Futures	2,298,223
Foreign currencies	(84,451)

453,889,296

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	855,383,802

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$858,319,395

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$2,935,593	$1,844,854
Net realized gain (loss) on investment and foreign currency transactions	401,494,506	287,389,759
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	453,889,296	(461,594,547)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	858,319,395	(172,359,934)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [14,762,148 and 6,873,418 shares, respectively]	244,282,506	109,953,424
Portfolio shares repurchased [30,691,478 and 68,381,519 shares, respectively]	(529,100,063)	(1,100,479,347)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(284,817,557)	(990,525,923)

CAPITAL CONTRIBUTIONS	81	3,347

TOTAL INCREASE (DECREASE)	573,501,919	(1,162,882,510)
NET ASSETS:
Beginning of year	5,833,273,590	6,996,156,100

End of year	$6,406,775,509	$5,833,273,590

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 87.4%
COMMON STOCKS — 65.5%	Shares	Value
Aerospace & Defense — 1.4%
AAR Corp.	57,000	$2,570,700
Aerojet Rocketdyne Holdings, Inc.*(a)	17,100	780,786
Airbus SE (France)	72,328	10,602,760
Arconic, Inc.	1,802,100	55,450,617
Aselsan Elektronik Sanayi Ve Ticaret A/S (Turkey)	8,498	29,989
Austal Ltd. (Australia)	81,795	219,824
BAE Systems PLC (United Kingdom)	399,923	2,992,974
Cobham PLC (United Kingdom)	297,822	648,865
Curtiss-Wright Corp.	136,800	19,273,752
Dassault Aviation SA (France)	362	476,138
General Dynamics Corp.	223,200	39,361,320
Huntington Ingalls Industries, Inc.	42,000	10,536,960
Korea Aerospace Industries Ltd. (South Korea)	1,913	56,189
Lockheed Martin Corp.	125,400	48,828,252
Meggitt PLC (United Kingdom)	97,386	848,503
Moog, Inc. (Class A Stock)	19,900	1,698,067
MTU Aero Engines AG (Germany)	25,113	7,198,910
Northrop Grumman Corp.	33,800	11,626,186
QinetiQ Group PLC (United Kingdom)	363,026	1,719,254
Safran SA (France)	46,549	7,196,286
Teledyne Technologies, Inc.*	9,300	3,222,822
United Technologies Corp.	266,900	39,970,944
Vectrus, Inc.*	42,100	2,158,046

		267,468,144

Air Freight & Logistics — 0.3%
Deutsche Post AG (Germany)	330,172	12,644,962
Hyundai Glovis Co. Ltd. (South Korea)	488	60,190
Kintetsu World Express, Inc. (Japan)	12,700	220,779
Maruwa Unyu Kikan Co. Ltd. (Japan)	10,000	219,627
Royal Mail PLC (United Kingdom)	359,246	1,076,918
SG Holdings Co. Ltd. (Japan)	18,100	407,102
United Parcel Service, Inc. (Class B Stock)	176,900	20,707,914
XPO Logistics, Inc.*(a)	150,800	12,018,760

		47,356,252

Airlines — 0.1%
Air Canada (Canada)*	145,600	5,439,187
Dart Group PLC (United Kingdom)	57,102	1,283,488
Deutsche Lufthansa AG (Germany)	397,946	7,347,311
Hawaiian Holdings, Inc.	46,100	1,350,269
JetBlue Airways Corp.*	191,700	3,588,624
Qantas Airways Ltd. (Australia)	92,742	464,618
Turk Hava Yollari AO (Turkey)*	825,811	2,011,793
United Airlines Holdings, Inc.*	25,700	2,263,913

		23,749,203

Auto Components — 0.3%
AB Dynamics PLC (United Kingdom)	61,035	1,699,509
Adient PLC*	339,000	7,203,750
Cie Generale des Etablissements Michelin SCA (France)	13,536	1,657,571
Dana, Inc.	951,400	17,315,480
Delphi Technologies PLC	333,300	4,276,239

	Shares	Value
COMMON STOCKS (continued)
Auto Components (continued)
Faurecia SE (France)	18,173	$981,171
Goodyear Tire & Rubber Co. (The)	1,203,900	18,726,664
Hankook Tire & Technology Co. Ltd. (South Korea)	24,904	719,619
Hyundai Mobis Co. Ltd. (South Korea)	10,367	2,291,057
Minth Group Ltd. (China)	92,000	325,022
Press Kogyo Co. Ltd. (Japan)	93,600	372,575
TS Tech Co. Ltd. (Japan)	104,600	3,257,302

		58,825,959

Automobiles — 0.6%
Bajaj Auto Ltd. (India)	2,097	93,629
Eicher Motors Ltd. (India)	314	99,196
Ferrari NV (Italy)	15,215	2,521,175
Fiat Chrysler Automobiles NV (United Kingdom)	1,087,307	15,955,533
Ford Motor Co.	3,949,500	36,730,350
Ford Otomotiv Sanayi A/S (Turkey)	2,669	31,844
Geely Automobile Holdings Ltd. (China)	118,000	231,848
General Motors Co.	615,600	22,530,960
Great Wall Motor Co. Ltd. (China) (Class H Stock)	74,000	54,943
Hyundai Motor Co. (South Korea)	17,010	1,765,969
Kia Motors Corp. (South Korea)	85,860	3,279,273
Peugeot SA (France)	751,663	18,082,970
Piaggio & C SpA (Italy)	479,823	1,481,466
Renault SA (France)	25,505	1,207,193
Toyota Motor Corp. (Japan)	143,800	10,136,433
Volkswagen AG (Germany)	4,487	875,202

		115,077,984

Banks — 4.2%
77 Bank Ltd. (The) (Japan)	105,700	1,759,392
Akbank T.A.S. (Turkey)*	558,815	763,595
Alinma Bank (Saudi Arabia)	51,062	345,117
Ameris Bancorp	29,200	1,242,168
AMMB Holdings Bhd (Malaysia)	305,500	292,134
Associated Banc-Corp.	250,400	5,518,816
Banco Bilbao Vizcaya Argentaria SA (Spain)	852,650	4,775,247
Banco Bradesco SA (Brazil)	28,576	242,023
Banco do Brasil SA (Brazil)	107,300	1,408,901
Banco Macro SA (Argentina), ADR(a)	12,434	450,732
Banco Santander Brasil SA (Brazil), UTS	97,500	1,200,239
Bancolombia SA (Colombia)	6,324	84,647
Bancorp, Inc. (The)*	116,100	1,505,817
Bandhan Bank Ltd. (India), 144A	128,977	920,527
Bank AlBilad (Saudi Arabia)	8,724	62,541
Bank of America Corp.	3,199,000	112,668,780
Bank of China Ltd. (China) (Class H Stock)	6,009,000	2,568,166
Bank of Communications Co. Ltd. (China) (Class H Stock)	3,939,000	2,798,858
Bank of Jiangsu Co. Ltd. (China) (Class A Stock)	153,800	160,023
Bank of Nanjing Co. Ltd. (China) (Class A Stock)	64,000	80,687

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	98,300	$3,639,066
Barclays PLC (United Kingdom)	8,939,824	21,339,603
BAWAG Group AG (Austria), 144A*	95,077	4,329,172
Berkshire Hills Bancorp, Inc.	76,100	2,502,168
BNK Financial Group, Inc. (South Korea)	257,069	1,698,303
BNP Paribas SA (France)	388,214	23,078,812
Cadence BanCorp.	271,100	4,915,043
Cathay General Bancorp.	23,300	886,565
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	3,374,000	2,023,006
China Construction Bank Corp. (China) (Class H Stock)	3,417,000	2,949,766
China Everbright Bank Co. Ltd. (China) (Class H Stock)	772,000	359,089
China Merchants Bank Co. Ltd. (China) (Class H Stock)	239,000	1,231,277
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	3,332,700	2,520,001
Chongqing Rural Commercial Bank Co. Ltd. (China) (Class H Stock)	1,664,000	851,483
CIT Group, Inc.	186,300	8,500,869
Citigroup, Inc.	1,039,800	83,069,622
Commercial Bank PSQC (The) (Qatar)	48,939	63,117
Credicorp Ltd. (Peru)	1,600	341,008
Credit Agricole SA (France)	708,314	10,288,352
CTBC Financial Holding Co. Ltd. (Taiwan)	435,000	325,281
Customers Bancorp, Inc.*	61,500	1,464,315
DNB ASA (Norway)	884,729	16,538,382
East West Bancorp, Inc.	510,045	24,839,191
Enterprise Financial Services Corp.	40,800	1,966,968
Fifth Third Bancorp	103,100	3,169,294
Financial Institutions, Inc.	27,400	879,540
First BanCorp. (Puerto Rico)	397,300	4,207,407
First Bancorp/Southern Pines NC	33,200	1,325,012
First Commonwealth Financial Corp.	39,700	576,047
First Financial Corp.	5,800	265,176
First Horizon National Corp.	1,214,900	20,118,744
FNB Corp.	1,307,500	16,605,250
Fukuoka Financial Group, Inc. (Japan)	22,000	420,096
Great Southern Bancorp, Inc.	12,200	772,504
Great Western Bancorp, Inc.	8,400	291,816
Hachijuni Bank Ltd. (The) (Japan)	775,600	3,378,653
Hana Financial Group, Inc. (South Korea)	224,717	7,150,729
Hancock Whitney Corp.	433,300	19,013,204
Hanmi Financial Corp.	71,400	1,427,643
HarborOne Bancorp, Inc.*	26,800	294,532
Heartland Financial USA, Inc.	34,700	1,725,978
Hilltop Holdings, Inc.	157,700	3,931,461
Hokuhoku Financial Group, Inc. (Japan)	20,000	210,108
Hope Bancorp, Inc.	54,300	806,898
HSBC Holdings PLC (United Kingdom)	810,993	6,369,914
Hua Nan Financial Holdings Co. Ltd. (Taiwan)	195,000	143,120
IBERIABANK Corp.	66,800	4,998,644

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	3,046,000	$2,346,385
Industrial Bank Co. Ltd. (China) (Class A Stock)	49,400	140,704
Industrial Bank of Korea (South Korea)	287,943	2,929,421
International Bancshares Corp.	95,000	4,091,650
Intesa Sanpaolo SpA (Italy)	1,873,033	4,931,492
Israel Discount Bank Ltd. (Israel) (Class A Stock)	1,766,765	8,210,860
Japan Post Bank Co. Ltd. (Japan)	64,600	620,626
JPMorgan Chase & Co.	344,500	48,023,300
KB Financial Group, Inc. (South Korea)	57,840	2,372,792
KBC Group NV (Belgium)	31,841	2,398,640
KeyCorp.	157,100	3,179,704
Krung Thai Bank PCL (Thailand)	86,500	47,301
Mediobanca Banca di Credito Finanziario SpA (Italy)	79,170	872,780
Metropolitan Bank Holding Corp.*	11,800	569,114
MidWestOne Financial Group, Inc.	15,700	568,811
Mitsubishi UFJ Financial Group, Inc. (Japan)	3,977,000	21,511,792
Nishi-Nippon Financial Holdings, Inc. (Japan)	422,000	3,294,949
OFG Bancorp (Puerto Rico)(a)	159,400	3,763,434
PacWest Bancorp	371,200	14,205,824
Pinnacle Financial Partners, Inc.	146,700	9,388,800
Popular, Inc. (Puerto Rico)	265,200	15,580,500
Postal Savings Bank of China Co. Ltd. (China) (Class H Stock), 144A	1,508,000	1,025,853
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)	106,200	964,583
Preferred Bank	23,700	1,424,133
Prosperity Bancshares, Inc.	99,000	7,117,110
QCR Holdings, Inc.	24,400	1,070,184
Raiffeisen Bank International AG (Austria)	89,866	2,260,869
Republic Bancorp, Inc. (Class A Stock)	10,000	468,000
RHB Bank Bhd (Malaysia)	39,100	55,312
Riyad Bank (Saudi Arabia)	28,490	182,270
Sandy Spring Bancorp, Inc.	45,800	1,734,904
Sberbank of Russia PJSC (Russia)	229,740	942,971
Sberbank of Russia PJSC (Russia), ADR	51,728	851,962
Shanghai Pudong Development Bank Co. Ltd. (China) (Class A Stock)	123,500	219,868
Shinhan Financial Group Co. Ltd. (South Korea)	97,360	3,643,810
Shinsei Bank Ltd. (Japan)	20,300	309,955
Signature Bank	51,400	7,021,754
Simmons First National Corp. (Class A Stock)(a)	179,400	4,806,126
SinoPac Financial Holdings Co. Ltd. (Taiwan)	2,011,000	872,329
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	1,717,112	16,154,291
Societe Generale SA (France)	98,111	3,419,310
SpareBank 1 SMN (Norway)	268,299	3,064,668
SpareBank 1 SR-Bank ASA (Norway)	230,003	2,621,210
Sterling Bancorp	266,700	5,622,036

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Sumitomo Mitsui Financial Group, Inc. (Japan)	453,400	$16,703,728
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	114,600	4,530,244
Synovus Financial Corp.	93,600	3,669,120
TCF Financial Corp.	181,900	8,512,920
Texas Capital Bancshares, Inc.*	213,300	12,109,041
TMB Bank PCL (Thailand)	546,700	30,796
Turkiye Garanti Bankasi A/S (Turkey)*	473,156	888,013
Turkiye Is Bankasi A/S (Turkey) (Class C Stock)*	1,474,345	1,591,258
U.S. Bancorp	334,100	19,808,789
Umpqua Holdings Corp.	542,500	9,602,250
Veritex Holdings, Inc.	25,000	728,250
VTB Bank PJSC (Russia)	2,532,500,000	1,877,395
Wells Fargo & Co.	210,500	11,324,900
Wintrust Financial Corp.	335,900	23,815,310
Woori Financial Group, Inc. (South Korea)	188,211	1,882,485
Yamaguchi Financial Group, Inc. (Japan)	129,100	874,126

		789,501,651

Beverages — 0.8%
Ambev SA (Brazil)	175,500	814,524
Anadolu Efes Biracilik Ve Malt Sanayii A/S (Turkey)	63,859	248,145
Asahi Group Holdings Ltd. (Japan)	154,700	7,071,545
C&C Group PLC (Ireland)	106,874	574,164
Carlsberg A/S (Denmark) (Class B Stock)	13,990	2,087,080
Cia Cervecerias Unidas SA (Chile)	16,759	164,258
Coca-Cola Co. (The)	1,207,900	66,857,265
Coca-Cola European Partners PLC (United Kingdom)	29,300	1,490,784
Coca-Cola HBC AG (Switzerland)*	52,399	1,779,727
Coca-Cola Icecek A/S (Turkey)	11,257	73,358
Diageo PLC (United Kingdom)	289,542	12,301,866
Keurig Dr. Pepper, Inc.(a)	1,069,600	30,964,920
Kirin Holdings Co. Ltd. (Japan)	104,400	2,278,537
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	1,400	238,157
Luzhou Laojiao Co. Ltd. (China) (Class A Stock)	7,100	88,507
PepsiCo, Inc.	137,018	18,726,250
Pernod Ricard SA (France)	26,920	4,821,547
Royal Unibrew A/S (Denmark)	6,806	623,360
Sichuan Swellfun Co. Ltd. (China) (Class A Stock)	3,400	25,310
Stock Spirits Group PLC (United Kingdom)	344,220	949,252
Treasury Wine Estates Ltd. (Australia)	331,908	3,786,106
Wuliangye Yibin Co. Ltd. (China) (Class A Stock)	7,700	147,003

		156,111,665

Biotechnology — 1.4%
AbbVie, Inc.	297,500	26,340,650
ACADIA Pharmaceuticals, Inc.*(a)	133,900	5,728,242

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Alexion Pharmaceuticals, Inc.*	119,500	$12,923,925
AMAG Pharmaceuticals, Inc.*(a)	143,600	1,747,612
Anika Therapeutics, Inc.*(a)	66,100	3,427,285
Athenex, Inc.*(a)	233,500	3,565,545
Audentes Therapeutics, Inc.*	28,200	1,687,488
Baudax Bio, Inc.*(a)	13,600	94,112
Biogen, Inc.*	174,300	51,720,039
BioSpecifics Technologies Corp.*	26,700	1,520,298
Catalyst Pharmaceuticals, Inc.*	606,000	2,272,500
Concert Pharmaceuticals, Inc.*	90,500	834,862
CSL Ltd. (Australia)	65,511	12,685,439
CytomX Therapeutics, Inc.*	162,300	1,348,713
Eagle Pharmaceuticals, Inc.*(a)	37,300	2,240,984
Emergent BioSolutions, Inc.*	82,000	4,423,900
Enanta Pharmaceuticals, Inc.*	11,000	679,580
Exelixis, Inc.*	985,500	17,364,510
FibroGen, Inc.*	110,400	4,735,056
Gilead Sciences, Inc.	698,800	45,408,024
Halozyme Therapeutics, Inc.*	109,400	1,939,662
Incyte Corp.*	24,800	2,165,536
Kura Oncology, Inc.*(a)	18,000	247,500
OPKO Health, Inc.*(a)	154,300	226,821
Principia Biopharma, Inc.*	4,400	241,032
PTC Therapeutics, Inc.*	36,500	1,753,095
Regeneron Pharmaceuticals, Inc.*	33,400	12,541,032
Retrophin, Inc.*	184,800	2,624,160
United Therapeutics Corp.*	220,900	19,456,872
Vanda Pharmaceuticals, Inc.*	257,900	4,232,139
Veracyte, Inc.*	45,000	1,256,400
Vertex Pharmaceuticals, Inc.*	77,500	16,968,625

		264,401,638

Building Products — 0.5%
American Woodmark Corp.*	81,200	8,486,212
Apogee Enterprises, Inc.	21,600	702,000
Assa Abloy AB (Sweden) (Class B Stock)	126,465	2,955,737
Belimo Holding AG (Switzerland)	84	639,685
Builders FirstSource, Inc.*	164,500	4,179,945
Bunka Shutter Co. Ltd. (Japan)	72,200	636,417
China Lesso Group Holdings Ltd. (China)	26,000	33,343
Cornerstone Building Brands, Inc.*	67,000	570,170
Daikin Industries Ltd. (Japan)	26,100	3,680,174
Geberit AG (Switzerland)	4,705	2,639,484
Johnson Controls International PLC	1,004,100	40,876,911
Kingspan Group PLC (Ireland)	19,274	1,178,260
Lindab International AB (Sweden)	27,496	351,276
Nibe Industrier AB (Sweden) (Class B Stock)	39,648	687,108
Nichias Corp. (Japan)	9,000	227,983
Owens Corning	145,600	9,481,472
Resideo Technologies, Inc.*	528,500	6,305,005
Sanwa Holdings Corp. (Japan)	23,600	264,525
Universal Forest Products, Inc.	232,900	11,109,330

		95,005,037

Capital Markets — 1.6%
3i Group PLC (United Kingdom)	1,179,105	17,188,584

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Affiliated Managers Group, Inc.	272,700	$23,108,598
Ameriprise Financial, Inc.	183,400	30,550,772
Amundi SA (France), 144A	7,569	594,965
ASX Ltd. (Australia)	24,255	1,335,205
Azimut Holding SpA (Italy)	134,151	3,196,685
B3 SA - Brasil Bolsa Balcao (Brazil)	324,200	3,463,066
Banca Generali SpA (Italy)	7,406	240,436
Banco BTG Pactual SA (Brazil), UTS	5,400	102,195
Bank of New York Mellon Corp. (The)	116,100	5,843,313
Brightsphere Investment Group, Inc.	248,300	2,537,626
Donnelley Financial Solutions, Inc.*	90,400	946,488
Evercore, Inc. (Class A Stock)	14,400	1,076,544
Federated Investors, Inc. (Class B Stock)	32,700	1,065,693
Founder Securities Co. Ltd. (China) (Class A Stock)	27,100	33,751
Goldman Sachs Group, Inc. (The)	222,100	51,067,453
Hargreaves Lansdown PLC (United Kingdom)	34,042	876,760
HDFC Asset Management Co. Ltd. (India), 144A	1,033	46,375
Intermediate Capital Group PLC (United Kingdom)	501,654	10,704,829
Investec Ltd. (South Africa)	6,771	40,188
Janus Henderson Group PLC (United Kingdom)(a)	598,000	14,621,100
Korea Investment Holdings Co. Ltd. (South Korea)	1,041	64,905
Legg Mason, Inc.	197,400	7,088,634
London Stock Exchange Group PLC (United Kingdom)	40,801	4,201,002
LPL Financial Holdings, Inc.	5,700	525,825
Magellan Financial Group Ltd. (Australia)	342,047	13,675,162
Moody’s Corp.	13,500	3,205,035
Morgan Stanley	1,015,500	51,912,360
Nomura Holdings, Inc. (Japan)	2,043,500	10,487,932
Reinet Investments SCA (Luxembourg)	3,404	67,258
SEI Investments Co.	18,400	1,204,832
Singapore Exchange Ltd. (Singapore)	630,200	4,161,459
Stifel Financial Corp.	535,400	32,472,010
Virtus Investment Partners, Inc.	6,600	803,352
Yuanta Financial Holding Co. Ltd. (Taiwan)	3,131,000	2,109,360

		300,619,752

Chemicals — 1.2%
AdvanSix, Inc.*	17,300	345,308
Air Water, Inc. (Japan)	19,100	278,814
Arkema SA (France)	121,817	12,944,832
Asian Paints Ltd. (India)	7,071	177,087
BASF SE (Germany)	104,346	7,914,552
Cabot Corp.	185,700	8,824,464
CF Industries Holdings, Inc.	313,100	14,947,394
Dow, Inc.	53,700	2,939,001
DuPont de Nemours, Inc.	512,800	32,921,760
Elkem ASA (Norway), 144A	674,375	1,906,891
Givaudan SA (Switzerland)	1,162	3,639,784
Hexpol AB (Sweden)	31,872	312,299

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
Huntsman Corp.	492,300	$11,893,968
Israel Chemicals Ltd. (Israel)	241,319	1,136,341
Kemira OYJ (Finland)	13,715	204,580
Koppers Holdings, Inc.*	71,100	2,717,442
Kronos Worldwide, Inc.(a)	73,800	988,920
Kumho Petrochemical Co. Ltd. (South Korea)	13,044	871,741
Kureha Corp. (Japan)	29,700	1,787,309
Nippon Paint Holdings Co. Ltd. (Japan)	18,900	973,650
Nitto Denko Corp. (Japan)	19,900	1,118,729
Orica Ltd. (Australia)	133,442	2,056,614
Orion Engineered Carbons SA (Luxembourg)	80,800	1,559,440
PhosAgro PJSC (Russia), GDR	70,917	903,901
PolyOne Corp.	592,200	21,787,038
RPM International, Inc.	37,200	2,855,472
Sahara International Petrochemical Co. (Saudi Arabia)	159,183	762,274
Scotts Miracle-Gro Co. (The)(a)	116,800	12,401,824
Sherwin-Williams Co. (The)	71,300	41,606,402
Shin-Etsu Chemical Co. Ltd. (Japan)	29,900	3,291,326
Showa Denko KK (Japan)(a)	46,800	1,232,730
Sumitomo Chemical Co. Ltd. (Japan)	110,400	501,146
Teijin Ltd. (Japan)	38,700	724,226
Tokuyama Corp. (Japan)	313,700	8,177,378
Tosoh Corp. (Japan)	33,100	510,732
Trinseo SA	49,200	1,830,732
Valvoline, Inc.	498,900	10,681,449
Westlake Chemical Corp.	136,500	9,575,475

		229,303,025

Commercial Services & Supplies — 0.4%
ACCO Brands Corp.	228,300	2,136,888
A-Living Services Co. Ltd. (China) (Class H Stock), 144A	9,500	32,841
Central Security Patrols Co. Ltd. (Japan)	4,100	235,129
Country Garden Services Holdings Co. Ltd. (China)	57,000	192,725
Daiseki Co. Ltd. (Japan)	7,000	202,306
Deluxe Corp.(a)	300,600	15,005,952
Duskin Co. Ltd. (Japan)	7,500	207,358
G4S PLC (United Kingdom)	211,865	613,351
Herman Miller, Inc.	268,400	11,178,860
HomeServe PLC (United Kingdom)	37,960	635,880
Japan Elevator Service Holdings Co. Ltd. (Japan)	82,400	2,072,949
Kimball International, Inc. (Class B Stock)	15,200	314,184
Knoll, Inc.	110,300	2,786,178
Loomis AB (Sweden) (Class B Stock)	9,709	401,846
Prestige International, Inc. (Japan)	24,500	221,338
Secom Co. Ltd. (Japan)	26,400	2,362,568
Shanghai M&G Stationery, Inc. (China) (Class A Stock)	16,057	112,519
Sohgo Security Services Co. Ltd. (Japan)	8,800	477,229
SP Plus Corp.*	54,100	2,295,463
Steelcase, Inc. (Class A Stock)	413,400	8,458,164

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies (continued)
Tetra Tech, Inc.	191,100	$16,465,176
Toppan Printing Co. Ltd. (Japan)	35,900	741,660
UniFirst Corp.	68,900	13,916,422

		81,066,986

Communications Equipment — 0.4%
Acacia Communications, Inc.*	9,700	657,757
Accton Technology Corp. (Taiwan)	315,000	1,771,199
Ciena Corp.*	356,600	15,223,254
Cisco Systems, Inc.	815,100	39,092,196
Comtech Telecommunications Corp.	43,400	1,540,266
Extreme Networks, Inc.*	296,900	2,188,153
NetScout Systems, Inc.*(a)	295,400	7,110,278
Radware Ltd. (Israel)*	34,800	897,144
Spirent Communications PLC (United Kingdom)	89,427	297,472
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	212,555	1,850,799
VTech Holdings Ltd. (Hong Kong)	21,500	212,909
Yealink Network Technology Corp. Ltd. (China) (Class A Stock)	10,400	108,398

		70,949,825

Construction & Engineering — 0.7%
ACS Actividades de Construccion y Servicios SA (Spain)	251,350	10,074,998
AECOM*	176,000	7,590,880
Balfour Beatty PLC (United Kingdom)	93,667	325,592
China National Chemical Engineering Co. Ltd. (China) (Class A Stock)	86,100	79,730
China Railway Construction Corp. Ltd. (China) (Class H Stock)	47,000	51,713
COMSYS Holdings Corp. (Japan)	15,400	441,516
Daelim Industrial Co. Ltd. (South Korea)	30,926	2,415,451
Daewoo Engineering & Construction Co. Ltd. (South Korea)*	37,403	152,991
Eiffage SA (France)	10,165	1,163,435
EMCOR Group, Inc.	508,500	43,883,550
Fluor Corp.	176,500	3,332,320
Fomento de Construcciones y Contratas SA (Spain)	16,493	201,345
GS Engineering & Construction Corp. (South Korea)	16,940	453,137
HDC Hyundai Development Co-Engineering & Construction (South Korea) (Class E Stock)	30,937	685,233
Kandenko Co. Ltd. (Japan)	92,700	888,712
Larsen & Toubro Ltd. (India)	11,774	214,419
MasTec, Inc.*(a)	386,200	24,778,592
Metallurgical Corp. of China Ltd. (China) (Class H Stock)	1,772,000	398,046
NRW Holdings Ltd. (Australia)	1,404,981	3,193,076
Obayashi Corp. (Japan)	1,350,000	15,014,208
Obrascon Huarte Lain SA (Spain)*(a)	413,522	493,143
Penta-Ocean Construction Co. Ltd. (Japan)	37,300	230,949
Samsung Engineering Co. Ltd. (South Korea)*	3,928	65,034

COMMON STOCKS (continued)	Shares	Value
Construction & Engineering (continued)
Sanki Engineering Co. Ltd. (Japan)	103,500	$1,461,969
Service Stream Ltd. (Australia)	255,291	477,108
Shanghai Construction Group Co. Ltd. (China) (Class A Stock)	84,900	43,197
Shimizu Corp. (Japan)	1,291,700	13,151,729
Skanska AB (Sweden) (Class B Stock)	43,164	974,705
Sterling Construction Co., Inc.*	17,100	240,768
Sweco AB (Sweden) (Class B Stock)	9,218	355,045
Taisei Corp. (Japan)	15,900	660,480
Tutor Perini Corp.*	64,200	825,612

		134,318,683

Construction Materials — 0.5%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	191,500	1,400,217
Asia Cement Corp. (Taiwan)	54,000	86,453
Buzzi Unicem SpA (Italy)	118,724	2,989,500
China National Building Material Co. Ltd. (China) (Class H Stock)	2,042,000	2,285,875
China Resources Cement Holdings Ltd. (China)	64,000	81,655
CRH PLC (Ireland)	100,581	4,031,811
Eagle Materials, Inc.	223,100	20,226,246
Forterra, Inc.*	89,200	1,031,152
HeidelbergCement AG (Germany)	121,462	8,910,907
LafargeHolcim Ltd. (Switzerland)*	62,342	3,461,389
Marshalls PLC (United Kingdom)	25,390	289,293
Martin Marietta Materials, Inc.	117,500	32,857,700
Rhi Magnesita NV (India)	4,449	226,385
United States Lime & Minerals, Inc.	5,000	451,500
Vulcan Materials Co.	15,700	2,260,643
Wienerberger AG (Austria)	134,796	3,994,727

		84,585,453

Consumer Finance — 0.6%
Acom Co. Ltd. (Japan)	48,600	220,838
Ally Financial, Inc.	125,600	3,838,336
Bajaj Finance Ltd. (India)	21,664	1,287,895
Capital One Financial Corp.	520,000	53,513,200
Credit Saison Co. Ltd. (Japan)	82,600	1,432,881
Encore Capital Group, Inc.*(a)	31,300	1,106,768
Navient Corp.	1,899,000	25,978,320
Nelnet, Inc. (Class A Stock)	10,927	636,388
OneMain Holdings, Inc.	95,200	4,012,680
Samsung Card Co. Ltd. (South Korea)	889	29,603
Shriram Transport Finance Co. Ltd. (India)	4,193	68,938
SLM Corp.	1,487,900	13,257,189

		105,383,036

Containers & Packaging — 0.1%
Berry Global Group, Inc.*	63,600	3,020,364
Greif, Inc. (Class A Stock)	207,400	9,167,080
O-I Glass, Inc.	80,300	957,979
Rengo Co. Ltd. (Japan)	25,600	195,258
Silgan Holdings, Inc.	91,300	2,837,604

		16,178,285

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Distributors — 0.2%
D’ieteren SA/NV (Belgium)	5,277	$369,778
LKQ Corp.*	921,900	32,911,830
Pool Corp.	55,500	11,787,090

		45,068,698

Diversified Consumer Services — 0.3%
Adtalem Global Education, Inc.*	251,400	8,791,458
American Public Education, Inc.*	19,400	531,366
Career Education Corp.*	205,000	3,769,950
Carriage Services, Inc.	9,200	235,520
frontdoor, Inc.*	397,100	18,830,482
Graham Holdings Co. (Class B Stock)	1,700	1,086,283
IDP Education Ltd. (Australia)	15,598	189,064
Laureate Education, Inc. (Class A Stock)*	492,600	8,674,686
New Oriental Education & Technology Group, Inc. (China), ADR*	3,500	424,375
Service Corp. International	137,600	6,333,728

		48,866,912

Diversified Financial Services — 0.5%
Banca Mediolanum SpA (Italy)	21,164	209,882
Berkshire Hathaway, Inc. (Class B Stock)*	183,386	41,536,929
Cannae Holdings, Inc.*	23,500	873,965
FGL Holdings	287,100	3,057,615
Grupo de Inversiones Suramericana SA (Colombia)	69,791	721,852
Haci Omer Sabanci Holding A/S (Turkey)	1,208,468	1,941,561
Jefferies Financial Group, Inc.(a)	1,635,000	34,939,950
KBC Ancora (Belgium)	9,311	468,465
Kinnevik AB (Sweden) (Class B Stock)	69,165	1,692,428
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	1,086,000	6,988,623
ORIX Corp. (Japan)	52,900	877,954
PSG Group Ltd. (South Africa)	2,574	42,992
REC Ltd. (India)	477,953	958,839

		94,311,055

Diversified Telecommunication Services — 1.2%
AT&T, Inc.	2,446,808	95,621,257
ATN International, Inc.	13,800	764,382
China Telecom Corp. Ltd. (China) (Class H Stock)	340,000	140,060
CITIC Telecom International Holdings Ltd. (China)	2,277,000	832,141
Deutsche Telekom AG (Germany)	1,036,286	16,928,597
Elisa OYJ (Finland)	18,014	993,908
Emirates Telecommunications Group Co. PJSC (United Arab Emirates)	40,562	180,629
Hellenic Telecommunications Organization SA (Greece)	70,018	1,118,167
LG Uplus Corp. (South Korea)	71,539	877,232
NetLink NBN Trust (Singapore), UTS	954,300	670,789
Nippon Telegraph & Telephone Corp. (Japan)	981,200	24,910,570
Saudi Telecom Co. (Saudi Arabia)	41,364	1,122,768

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (continued)
Telecom Italia SpA (Italy)*	8,904,642	$5,568,258
Telecom Italia SpA (Italy), RSP	787,449	483,334
Telefonica Deutschland Holding AG (Germany)	108,328	315,068
Telekom Austria AG (Austria)*	85,442	696,739
Telkom SA SOC Ltd. (South Africa)	308,976	767,473
Verizon Communications, Inc.	1,265,300	77,689,420

		229,680,792

Electric Utilities — 1.0%
ALLETE, Inc.	167,700	13,612,209
Centrais Eletricas Brasileiras SA (Brazil)	5,424	50,968
Chubu Electric Power Co., Inc. (Japan)	645,000	9,116,991
Enel Americas SA (Chile)	5,971,016	1,326,098
Enel Chile SA (Chile)	2,692,358	252,425
Enel SpA (Italy)	3,264,825	25,928,883
Exelon Corp.	1,071,200	48,836,008
FirstEnergy Corp.	128,300	6,235,380
Hawaiian Electric Industries, Inc.	42,500	1,991,550
Iberdrola SA (Spain)	1,651,157	17,049,945
Inter RAO UES PJSC (Russia)	9,429,000	759,294
Interconexion Electrica SA ESP (Colombia)	21,992	131,127
Kansai Electric Power Co., Inc. (The) (Japan)	1,128,200	13,088,356
Manila Electric Co. (Philippines)	5,430	33,986
MGE Energy, Inc.	20,100	1,584,282
OGE Energy Corp.	92,900	4,131,263
PGE Polska Grupa Energetyczna SA (Poland)*	372,575	782,764
Portland General Electric Co.	104,000	5,802,160
Power Grid Corp. of India Ltd. (India)	401,565	1,071,517
Southern Co. (The)	366,400	23,339,680
Terna Rete Elettrica Nazionale SpA (Italy)	126,216	843,172
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	1,184,100	5,053,393

		181,021,451

Electrical Equipment — 0.5%
Acuity Brands, Inc.	274,900	37,936,200
Atkore International Group, Inc.*	166,100	6,720,406
AZZ, Inc.	34,500	1,585,275
Encore Wire Corp.	5,100	292,740
GS Yuasa Corp. (Japan)	9,800	211,408
Hubbell, Inc.	164,400	24,301,608
Huber + Suhner AG (Switzerland)	2,769	219,738
Johnson Electric Holdings Ltd. (Hong Kong)	161,500	369,058
Legrand SA (France)	118,259	9,647,813
Mersen SA (France)	6,512	249,784
nVent Electric PLC	229,200	5,862,936
Schneider Electric SE (France)	68,621	7,050,946
Signify NV (Netherlands), 144A	14,615	457,132
Ushio, Inc. (Japan)	265,400	3,929,657
Varta AG (Germany)*	9,206	1,266,869

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment (continued)
WEG SA (Brazil)	21,400	$184,384

		100,285,954

Electronic Equipment, Instruments & Components — 1.1%
Amano Corp. (Japan)	104,900	3,196,665
Anritsu Corp. (Japan)	17,200	340,344
Arrow Electronics, Inc.*	162,700	13,787,198
AU Optronics Corp. (Taiwan)	3,254,000	1,093,401
Avnet, Inc.(a)	140,289	5,953,865
Azbil Corp. (Japan)	85,800	2,414,586
Barco NV (Belgium)	14,195	3,486,430
Benchmark Electronics, Inc.	33,000	1,133,880
CDW Corp.	130,200	18,597,768
Delta Electronics, Inc. (Taiwan)	175,000	886,066
ePlus, Inc.*	9,000	758,610
Foxconn Technology Co. Ltd. (Taiwan)	166,000	367,012
Halma PLC (United Kingdom)	48,298	1,361,434
Hitachi High-Technologies Corp. (Japan)	38,600	2,724,643
Hon Hai Precision Industry Co. Ltd. (Taiwan)	630,000	1,916,397
Hosiden Corp. (Japan)	60,600	766,197
Ingenico Group SA (France)	7,541	819,044
Itron, Inc.*	140,700	11,811,765
Jabil, Inc.	678,500	28,042,405
Japan Aviation Electronics Industry Ltd. (Japan)	10,300	207,753
Landis+Gyr Group AG (Switzerland)*	96,697	10,046,277
Largan Precision Co. Ltd. (Taiwan)	6,000	1,004,741
LG Innotek Co. Ltd. (South Korea)	336	40,557
Luxshare Precision Industry Co. Ltd. (China) (Class A Stock)	21,800	114,741
Macnica Fuji Electronics Holdings, Inc. (Japan)	31,400	536,910
Methode Electronics, Inc.	19,700	775,195
MTS Systems Corp.	7,100	341,013
Mycronic AB (Sweden)(a)	14,255	281,604
Nippon Signal Co. Ltd. (Japan)	137,300	1,831,445
PC Connection, Inc.	30,400	1,509,664
ScanSource, Inc.*	54,900	2,028,555
SYNNEX Corp.	249,500	32,135,600
Synnex Technology International Corp. (Taiwan)	666,000	833,679
TDK Corp. (Japan)	21,800	2,456,211
Tech Data Corp.*	216,300	31,060,680
Walsin Technology Corp. (Taiwan)	333,000	2,666,748
WPG Holdings Ltd. (Taiwan)	312,000	406,938
Yageo Corp. (Taiwan)	109,000	1,594,856
Zebra Technologies Corp. (Class A Stock)*	75,500	19,285,720
Zhen Ding Technology Holding Ltd. (Taiwan)	652,000	3,119,022

		211,735,619

Energy Equipment & Services — 0.1%
Archrock, Inc.	146,400	1,469,856
Exterran Corp.*	33,500	262,305
Matrix Service Co.*	70,700	1,617,616

COMMON STOCKS (continued)	Shares	Value
Energy Equipment & Services (continued)
National Oilwell Varco, Inc.	476,200	$11,928,810

		15,278,587

Entertainment — 0.6%
Capcom Co. Ltd. (Japan)	11,000	305,066
CD Projekt SA (Poland)	4,458	328,922
Cinemark Holdings, Inc.(a)	415,400	14,061,290
CTS Eventim AG & Co. KGaA (Germany)	7,140	449,717
Electronic Arts, Inc.*	326,500	35,102,015
G-bits Network Technology Xiamen Co. Ltd. (China) (Class A Stock)	3,400	145,902
GungHo Online Entertainment, Inc. (Japan)*(a)	307,470	6,502,063
HUYA, Inc. (China), ADR*	1,400	25,130
Live Nation Entertainment, Inc.*(a)	87,700	6,267,919
Marcus Corp. (The)	73,400	2,331,918
NetEase, Inc. (China), ADR	3,100	950,584
Take-Two Interactive Software, Inc.*	278,800	34,133,484
Toei Co. Ltd. (Japan)	9,900	1,476,084
Toho Co. Ltd. (Japan)	14,000	582,701
Ubisoft Entertainment SA (France)*	9,195	636,098
Vivendi SA (France)	358,062	10,366,391
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (China) (Class A Stock)	45,800	177,560

		113,842,844

Equity Real Estate Investment Trusts (REITs) — 2.6%
Advance Residence Investment Corp. (Japan)	154	487,203
American Assets Trust, Inc.	87,200	4,002,480
American Campus Communities, Inc.	260,400	12,246,612
American Tower Corp.	96,000	22,062,720
Apartment Investment & Management Co. (Class A Stock)	90,900	4,694,985
Apple Hospitality REIT, Inc.	831,300	13,508,625
Armada Hoffler Properties, Inc.	89,300	1,638,655
Ascott Residence Trust (Singapore)	206,000	203,279
Ashford Hospitality Trust, Inc.	63,500	177,165
Braemar Hotels & Resorts, Inc.	69,900	624,207
Brixmor Property Group, Inc.	1,083,500	23,414,435
Camden Property Trust	251,500	26,684,150
CapitaLand Commercial Trust (Singapore)	339,600	503,081
CapitaLand Mall Trust (Singapore)	1,983,400	3,627,616
Champion REIT (Hong Kong)	4,390,000	2,901,652
Charter Hall Group (Australia)	61,984	482,382
City Office REIT, Inc.	168,100	2,272,712
Columbia Property Trust, Inc.	89,200	1,865,172
CoreCivic, Inc.	1,202,800	20,904,664
CorePoint Lodging, Inc.	100,000	1,068,000
Corporate Office Properties Trust	190,400	5,593,952
Crown Castle International Corp.	311,300	44,251,295
CyrusOne, Inc.	111,100	7,269,273
Daiwa Office Investment Corp. (Japan)	42	322,606
DiamondRock Hospitality Co.	793,600	8,793,088
Douglas Emmett, Inc.	499,700	21,936,830
EPR Properties	425,900	30,085,576

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Fortress REIT Ltd. (South Africa) (Class A Stock)	27,790	$38,072
Franklin Street Properties Corp.	503,454	4,309,566
Gaming & Leisure Properties, Inc.	384,500	16,552,725
GEO Group, Inc. (The)	1,179,945	19,598,886
Goodman Group (Australia)	1,380,125	12,985,776
Great Portland Estates PLC (United Kingdom)	134,347	1,529,669
H&R Real Estate Investment Trust (Canada)	63,600	1,033,430
Hersha Hospitality Trust	132,400	1,926,420
Hibernia REIT PLC (Ireland)	138,101	218,930
Highwoods Properties, Inc.	326,600	15,974,006
Host Hotels & Resorts, Inc.	195,800	3,632,090
Invincible Investment Corp. (Japan)	726	413,651
Japan Real Estate Investment Corp. (Japan)	164	1,088,118
Keppel DC REIT (Singapore)	179,894	278,217
Kite Realty Group Trust	178,200	3,480,246
Klepierre SA (France)	180,006	6,838,504
Lexington Realty Trust	94,900	1,007,838
Life Storage, Inc.	31,300	3,389,164
LondonMetric Property PLC (United Kingdom)	106,687	334,670
Mapletree Commercial Trust (Singapore)	5,104,000	9,073,887
Mapletree Industrial Trust (Singapore)	183,200	354,322
Mapletree Logistics Trust (Singapore)	326,800	422,815
MCUBS MidCity Investment Corp. (Japan)	204	221,467
Medical Properties Trust, Inc.(a)	588,400	12,421,124
Merlin Properties Socimi SA (Spain)	44,250	636,083
National Retail Properties, Inc.	43,100	2,311,022
Nippon Accommodations Fund, Inc. (Japan)	59	372,339
Nippon Building Fund, Inc. (Japan)	180	1,317,985
Omega Healthcare Investors, Inc.	35,100	1,486,485
Orix JREIT, Inc. (Japan)	323	700,990
Paramount Group, Inc.	181,400	2,525,088
Park Hotels & Resorts, Inc.	99,737	2,580,196
Pebblebrook Hotel Trust	257,300	6,898,213
RioCan Real Estate Investment Trust (Canada)	41,200	849,033
RLJ Lodging Trust	270,400	4,791,488
RPT Realty	77,300	1,162,592
Ryman Hospitality Properties, Inc.	247,700	21,465,682
Sabra Health Care REIT, Inc.	835,300	17,825,302
Safestore Holdings PLC (United Kingdom)	26,847	286,869
Senior Housing Properties Trust	1,922,400	16,225,056
Service Properties Trust	525,146	12,776,802
SmartCentres Real Estate Investment Trust (Canada)	34,700	833,997
Spirit Realty Capital, Inc.	32,400	1,593,432
Stockland (Australia)	304,194	986,015
Sunstone Hotel Investors, Inc.	240,600	3,349,152
UNITE Group PLC (The) (United Kingdom)	33,407	558,083
Weingarten Realty Investors	190,000	5,935,600

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Xenia Hotels & Resorts, Inc.(a)	112,800	$2,437,608

		488,651,120

Food & Staples Retailing — 0.6%
Bid Corp. Ltd. (South Africa)	8,171	192,371
BIM Birlesik Magazalar A/S (Turkey)	10,358	81,327
Casey’s General Stores, Inc.	20,600	3,275,194
Cencosud SA (Chile)	239,809	315,727
Coles Group Ltd. (Australia)	47,025	489,963
Costco Wholesale Corp.	17,800	5,231,776
Empire Co. Ltd. (Canada) (Class A Stock)	28,900	677,905
J Sainsbury PLC (United Kingdom)	4,508,832	13,741,678
Jeronimo Martins SGPS SA (Portugal)	48,095	792,126
Koninklijke Ahold Delhaize NV (Netherlands)	564,297	14,105,226
Kroger Co. (The)	144,300	4,183,257
Performance Food Group Co.*	95,100	4,895,748
Sonae SGPS SA (Portugal)	4,428,948	4,528,014
SPAR Group Ltd. (The) (South Africa)	4,520	63,745
Sugi Holdings Co. Ltd. (Japan)	5,000	263,861
Sysco Corp.	166,800	14,268,072
Tesco PLC (United Kingdom)	1,222,150	4,135,580
Walgreens Boots Alliance, Inc.	426,500	25,146,440
Wal-Mart de Mexico SAB de CV (Mexico)	749,000	2,150,243
Woolworths Group Ltd. (Australia)	478,512	12,151,281
X5 Retail Group NV (Russia), GDR	15,878	545,474

		111,235,008

Food Products — 1.4%
Archer-Daniels-Midland Co.	337,200	15,629,220
Associated British Foods PLC (United Kingdom)	68,620	2,370,773
Austevoll Seafood ASA (Norway)	157,123	1,612,637
Bunge Ltd.	693,800	39,928,190
Charoen Pokphand Foods PCL (Thailand)	96,700	88,604
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	14	1,234,872
Cloetta AB (Sweden) (Class B Stock)	136,476	461,709
Darling Ingredients, Inc.*	163,200	4,582,656
Fujian Sunner Development Co. Ltd. (China) (Class A Stock)	41,700	144,426
General Mills, Inc.	319,100	17,090,996
Greencore Group PLC (Ireland)	282,824	1,002,848
Gruma SAB de CV (Mexico) (Class B Stock)	4,685	48,018
Indofood CBP Sukses Makmur Tbk PT (Indonesia)	686,500	551,498
Indofood Sukses Makmur Tbk PT (Indonesia)	1,794,400	1,021,898
Ingredion, Inc.	69,500	6,460,025
JBS SA	9,300	59,647
John B. Sanfilippo & Son, Inc.	31,500	2,875,320
Megmilk Snow Brand Co. Ltd. (Japan)	8,500	193,616
Morinaga & Co. Ltd. (Japan)	4,900	235,279
Morinaga Milk Industry Co. Ltd. (Japan)	5,100	208,251

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Nestle SA (Switzerland)	287,845	$31,160,204
Nippon Flour Mills Co. Ltd. (Japan)	57,200	883,739
Nisshin Oillio Group Ltd. (The) (Japan)	52,700	1,825,184
Pilgrim’s Pride Corp.*	918,400	30,045,456
Post Holdings, Inc.*	222,200	24,242,020
Prima Meat Packers Ltd. (Japan)	25,600	594,860
Salmar ASA (Norway)	62,615	3,205,238
Standard Foods Corp. (Taiwan)	13,000	30,212
Strauss Group Ltd. (Israel)	25,441	780,803
Tassal Group Ltd. (Australia)	74,915	219,119
Tate & Lyle PLC (United Kingdom)	1,036,278	10,452,751
Thai Union Group PCL (Thailand)	141,000	63,387
Tingyi Cayman Islands Holding Corp. (China)	48,000	81,969
Tyson Foods, Inc. (Class A Stock)	495,200	45,083,008
Uni-President China Holdings Ltd. (China)	32,000	33,631
Uni-President Enterprises Corp. (Taiwan)	114,000	282,119
Want Want China Holdings Ltd. (China)	118,000	110,209
Wens Foodstuffs Group Co. Ltd. (China) (Class A Stock)	35,300	170,754
WH Group Ltd. (Hong Kong), 144A	4,952,000	5,128,722
Wilmar International Ltd. (Singapore)	497,100	1,523,963

		251,717,831

Gas Utilities — 0.5%
Beijing Enterprises Holdings Ltd. (China)	12,500	57,475
Chesapeake Utilities Corp.	23,700	2,271,171
Enagas SA (Spain)	30,226	771,141
GAIL India Ltd. (India)	40,147	68,191
Korea Gas Corp. (South Korea)	699	22,893
National Fuel Gas Co.(a)	90,300	4,202,562
New Jersey Resources Corp.	28,000	1,247,960
Osaka Gas Co. Ltd. (Japan)	74,000	1,416,328
Snam SpA (Italy)	63,844	335,934
Southwest Gas Holdings, Inc.	25,300	1,922,041
Spire, Inc.	146,800	12,229,908
Toho Gas Co. Ltd. (Japan)	21,500	877,968
Tokyo Gas Co. Ltd. (Japan)	115,300	2,799,936
UGI Corp.	1,303,650	58,872,834

		87,096,342

Health Care Equipment & Supplies — 2.4%
AngioDynamics, Inc.*	116,500	1,865,165
Ansell Ltd. (Australia)	242,997	4,953,922
Asahi Intecc Co. Ltd. (Japan)	29,600	865,348
Atrion Corp.(a)	800	601,200
Baxter International, Inc.	308,200	25,771,684
Becton, Dickinson & Co.	161,300	43,868,761
Cardiovascular Systems, Inc.*	31,100	1,511,149
Cochlear Ltd. (Australia)	7,869	1,244,067
CONMED Corp.	41,800	4,674,494
ConvaTec Group PLC (United Kingdom), 144A	197,615	521,906
Cutera, Inc.*	11,200	401,072
DENTSPLY SIRONA, Inc.	602,400	34,089,816

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Eckert & Ziegler Strahlen- und Medizintechnik AG (Germany)	13,448	$2,892,102
Edwards Lifesciences Corp.*	182,600	42,598,754
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	101,642	1,516,725
Globus Medical, Inc. (Class A Stock)*	30,200	1,778,176
Haemonetics Corp.*	32,900	3,780,210
Hill-Rom Holdings, Inc.	222,900	25,305,837
Hologic, Inc.*	561,400	29,310,694
Hoya Corp. (Japan)	70,000	6,694,219
Integer Holdings Corp.*	65,500	5,268,165
Integra LifeSciences Holdings Corp.*	131,800	7,681,304
Intuitive Surgical, Inc.*	8,400	4,965,660
Jeol Ltd. (Japan)	7,500	226,990
Koninklijke Philips NV (Netherlands)	224,992	11,002,896
Lantheus Holdings, Inc.*	140,400	2,879,604
LivaNova PLC*	27,500	2,074,325
Masimo Corp.*	169,000	26,712,140
Medtronic PLC.	625,400	70,951,630
Natus Medical, Inc.*	76,000	2,507,240
Nikkiso Co. Ltd. (Japan)	16,600	217,063
Olympus Corp. (Japan)	119,200	1,863,161
Orthofix Medical, Inc.*	8,600	397,148
Quidel Corp.*	29,800	2,235,894
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	524,000	629,143
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (China) (Class A Stock)	3,100	81,082
Siemens Healthineers AG (Germany), 144A	18,753	902,015
STERIS PLC	245,200	37,373,384
Stryker Corp.	20,400	4,282,776
Sysmex Corp. (Japan)	8,500	579,858
Varex Imaging Corp.*	49,600	1,478,576
West Pharmaceutical Services, Inc.	209,100	31,434,003

		449,989,358

Health Care Providers & Services — 1.6%
Alfresa Holdings Corp. (Japan)	240,600	4,882,020
Anthem, Inc.	110,500	33,374,315
Bangkok Dusit Medical Services PCL (Thailand)	110,100	95,504
China National Accord Medicines Corp. Ltd. (China) (Class A Stock)	4,600	29,984
Cigna Corp.	260,662	53,302,772
CVS Health Corp.	814,400	60,501,776
DaVita, Inc.*	143,400	10,759,302
Encompass Health Corp.	3,000	207,810
Fresenius Medical Care AG & Co. KGaA (Germany)	27,410	2,035,231
Galenica AG (Switzerland), 144A*	20,468	1,266,957
Hapvida Participacoes e Investimentos SA (Brazil), 144A	5,200	82,601
HCA Healthcare, Inc.	282,800	41,800,668
Life Healthcare Group Holdings Ltd. (South Africa)	31,994	56,316
Magellan Health, Inc.*	62,000	4,851,500

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
Mediclinic International PLC (Switzerland)	42,542	$232,067
Medipal Holdings Corp. (Japan)	515,100	11,353,329
MEDNAX, Inc.*	456,000	12,672,240
Metlifecare Ltd. (New Zealand)	516,235	2,375,090
Molina Healthcare, Inc.*	163,800	22,226,022
National HealthCare Corp.	9,600	829,728
Netcare Ltd. (South Africa)	30,506	42,377
Select Medical Holdings Corp.*	168,900	3,942,126
Shanghai Pharmaceuticals Holding Co. Ltd. (China) (Class H Stock)	20,500	39,963
Ship Healthcare Holdings, Inc. (Japan)	5,400	249,146
Spire Healthcare Group PLC (United Kingdom), 144A	211,221	398,753
Summerset Group Holdings Ltd. (New Zealand)	297,583	1,781,603
Suzuken Co. Ltd. (Japan)	188,400	7,673,255
Tenet Healthcare Corp.*	141,000	5,362,230
Toho Holdings Co. Ltd. (Japan)	194,000	4,300,635
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	32,423	599,501

		287,324,821

Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc.*(a)	1,143,400	11,222,471
CompuGroup Medical SE (Germany)	3,113	223,742
Computer Programs & Systems, Inc.(a)	38,000	1,003,200
NextGen Healthcare, Inc.*	122,200	1,963,754
Omnicell, Inc.*(a)	60,600	4,952,232
Simulations Plus, Inc.(a)	48,300	1,404,081

		20,769,480

Hotels, Restaurants & Leisure — 1.4%
Aristocrat Leisure Ltd. (Australia)	76,247	1,806,472
Biglari Holdings, Inc. (Class B Stock)*	3,100	354,702
Brinker International, Inc.(a)	650,600	27,325,200
China International Travel Service Corp. Ltd. (China) (Class A Stock)	6,867	87,856
Del Taco Restaurants, Inc.*	162,400	1,283,772
Dunkin’ Brands Group, Inc.(a)	55,000	4,154,700
EI Group PLC (United Kingdom)*	58,715	220,952
Everi Holdings, Inc.*	111,700	1,500,131
Evolution Gaming Group AB (Sweden), 144A	244,525	7,392,740
Extended Stay America, Inc., UTS	572,000	8,499,920
Flight Centre Travel Group Ltd. (Australia)	41,223	1,275,215
Flutter Entertainment PLC (Ireland)	9,675	1,178,104
Galaxy Entertainment Group Ltd. (Macau)	276,000	2,035,457
Genting Malaysia Bhd (Malaysia)	79,200	63,716
Greggs PLC (United Kingdom)	237,129	7,227,251
Haidilao International Holding Ltd. (China), 144A	9,000	36,263
InterContinental Hotels Group PLC (United Kingdom)	12,361	854,208
J D Wetherspoon PLC (United Kingdom)	10,856	239,423
Jack in the Box, Inc.(a)	134,100	10,463,823

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Kangwon Land, Inc. (South Korea)	2,856	$72,928
Marriott Vacations Worldwide Corp.	36,700	4,725,492
McDonald’s Corp.	120,600	23,831,766
Melco International Development Ltd. (Hong Kong)	90,000	253,633
Mitchells & Butlers PLC (United Kingdom)*	153,719	937,422
OPAP SA (Greece)	4,581	59,496
Oriental Land Co. Ltd. (Japan)	52,400	7,150,463
Penn National Gaming, Inc.*(a)	546,600	13,971,096
Royal Caribbean Cruises Ltd.	27,200	3,631,472
Shenzhen Overseas Chinese Town Co. Ltd. (China) (Class A Stock)	78,100	87,514
Six Flags Entertainment Corp.	50,600	2,282,566
Skylark Holdings Co. Ltd. (Japan)(a)	24,700	483,671
SSP Group PLC (United Kingdom)	576,387	4,987,923
Starbucks Corp.	700,900	61,623,128
Sushiro Global Holdings Ltd. (Japan)	44,900	3,864,433
Tabcorp Holdings Ltd. (Australia)	257,440	818,013
Texas Roadhouse, Inc.	294,900	16,608,768
TUI AG (Germany)	57,289	725,514
Twin River Worldwide Holdings, Inc.(a)	54,900	1,408,185
Wendy’s Co. (The)	69,200	1,536,932
Wyndham Destinations, Inc.	441,700	22,831,473
Wyndham Hotels & Resorts, Inc.	80,300	5,043,643
Yum China Holdings, Inc. (China)	12,000	576,120

		253,511,556

Household Durables — 0.8%
Barratt Developments PLC (United Kingdom)	150,399	1,494,071
Beazer Homes USA, Inc.*	66,600	941,058
Berkeley Group Holdings PLC (United Kingdom)	147,261	9,475,981
Bovis Homes Group PLC (United Kingdom)	17,084	308,032
Casio Computer Co. Ltd. (Japan)	24,200	484,599
Cavco Industries, Inc.*	13,200	2,579,016
Century Communities, Inc.*	17,500	478,625
Gree Electric Appliances, Inc. of Zhuhai (China) (Class A Stock)	11,500	108,485
Lennar Corp. (Class A Stock)	653,600	36,464,344
LG Electronics, Inc. (South Korea)	27,206	1,690,228
M/I Homes, Inc.*	202,400	7,964,440
Meritage Homes Corp.*	268,300	16,395,813
Midea Group Co. Ltd. (China) (Class A Stock)	12,100	101,441
Nien Made Enterprise Co. Ltd. (Taiwan)	76,000	703,052
Persimmon PLC (United Kingdom)	6,128	219,831
Sekisui House Ltd. (Japan)	81,400	1,742,432
Sony Corp. (Japan)	238,500	16,211,043
Taylor Wimpey PLC (United Kingdom)	253,209	652,409
Tempur Sealy International, Inc.*	97,200	8,462,232
Toll Brothers, Inc.	513,200	20,276,532
TopBuild Corp.*	53,300	5,494,164
TRI Pointe Group, Inc.*	88,600	1,380,388
Universal Electronics, Inc.*	9,900	517,374
Whirlpool Corp.	130,600	19,267,418

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Household Durables (continued)
Woongjin Coway Co. Ltd. (South Korea)	42,250	$3,398,102

		156,811,110

Household Products — 0.6%
Energizer Holdings, Inc.(a)	187,300	9,406,206
Essity AB (Sweden) (Class B Stock)	76,902	2,472,189
Henkel AG & Co. KGaA (Germany)	13,356	1,262,844
Hindustan Unilever Ltd. (India)	15,144	408,290
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)*	35,900	71,449
Procter & Gamble Co. (The)	849,000	106,040,100

		119,661,078

Independent Power & Renewable Electricity Producers — 0.4%
Colbun SA (Chile)	3,941,014	628,927
Drax Group PLC (United Kingdom)	52,636	219,102
Electric Power Development Co. Ltd. (Japan)	77,500	1,878,966
NRG Energy, Inc.	1,102,600	43,828,350
NTPC Ltd. (India)	633,721	1,058,346
Vistra Energy Corp.	832,200	19,132,278

		66,745,969

Industrial Conglomerates — 0.8%
Alfa SAB de CV (Mexico) (Class A Stock)	115,000	95,248
Carlisle Cos., Inc.(a)	127,000	20,553,680
CITIC Ltd. (China)	1,525,000	2,038,714
CJ Corp. (South Korea)	7,735	644,672
CK Hutchison Holdings Ltd. (United Kingdom)	1,174,000	11,203,780
General Electric Co.	5,661,100	63,177,876
Hanwha Corp. (South Korea)	28,772	619,653
Honeywell International, Inc.	215,300	38,108,100
Lotte Corp. (South Korea)	7,900	265,110
Nolato AB (Sweden) (Class B Stock)	3,566	208,503
Shanghai Industrial Holdings Ltd. (China)	34,000	65,412
Shun Tak Holdings Ltd. (Hong Kong)	4,654,000	2,226,035
Sime Darby Bhd (Malaysia)	66,900	36,340
SM Investments Corp. (Philippines)	21,315	438,508

		139,681,631

Insurance — 2.4%
Aegon NV (Netherlands)	1,458,258	6,664,631
Aflac, Inc.	97,300	5,147,170
Ageas (Belgium)	39,357	2,328,317
AIA Group Ltd. (Hong Kong)	117,600	1,236,031
Alleghany Corp.*	33,800	27,025,466
Allianz SE (Germany)	118,565	29,058,708
Allstate Corp. (The)	365,300	41,077,985
American Equity Investment Life Holding Co.	273,000	8,170,890
American Financial Group, Inc.	240,900	26,414,685
American International Group, Inc.	784,300	40,258,119
ASR Nederland NV (Netherlands)	54,086	2,029,152
Assicurazioni Generali SpA (Italy)	140,640	2,903,463

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
AXA SA (France)	31,635	$891,376
BB Seguridade Participacoes SA (Brazil)	47,000	440,475
Bupa Arabia for Cooperative Insurance Co. (Saudi Arabia)	16,497	450,276
China Life Insurance Co. Ltd. (Taiwan)*	65,000	55,545
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	314,600	1,240,685
CNO Financial Group, Inc.	71,300	1,292,669
CNP Assurances (France)	35,847	713,472
Coface SA (France)*	169,137	2,086,858
Dai-ichi Life Holdings, Inc. (Japan)	54,600	901,782
DB Insurance Co. Ltd. (South Korea)	18,142	817,134
Fairfax Financial Holdings Ltd. (Canada)	1,900	892,154
First American Financial Corp.	392,200	22,873,104
Genworth Financial, Inc. (Class A Stock)*	1,852,100	8,149,240
Hannover Rueck SE (Germany)	7,525	1,456,121
Hanover Insurance Group, Inc. (The)	93,700	12,805,979
Helvetia Holding AG (Switzerland)	4,400	622,347
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)	37,121	862,420
iA Financial Corp., Inc. (Canada)	18,900	1,038,186
ICICI Lombard General Insurance Co. Ltd. (India), 144A	3,439	66,898
Intact Financial Corp. (Canada)	8,100	875,902
IRB Brasil Resseguros SA (Brazil)	16,600	160,730
Legal & General Group PLC (United Kingdom)	4,988,307	20,177,867
Manulife Financial Corp. (Canada)	44,900	911,450
MetLife, Inc.	1,075,900	54,838,623
Momentum Metropolitan Holdings (South Africa)	334,143	521,788
MS&AD Insurance Group Holdings, Inc. (Japan)	59,800	1,973,450
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	50,721	14,962,327
National General Holdings Corp.	113,400	2,506,140
New China Life Insurance Co. Ltd. (China) (Class H Stock)	205,200	886,112
NN Group NV (Netherlands)	436,647	16,577,304
Old Mutual Ltd. (South Africa)	116,968	164,297
Old Republic International Corp.	776,500	17,370,305
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	846,000	1,022,017
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	221,000	2,623,290
Poste Italiane SpA (Italy), 144A	574,707	6,516,194
Reinsurance Group of America, Inc.	45,800	7,468,148
SCOR SE (France)	40,618	1,705,091
Selective Insurance Group, Inc.	69,200	4,511,148
Swiss Life Holding AG (Switzerland)	4,255	2,136,928
Third Point Reinsurance Ltd. (Bermuda)*	194,200	2,042,984
Unipol Gruppo SpA (Italy)	52,540	300,921
UnipolSai Assicurazioni SpA (Italy)	1,472,083	4,272,240
UNIQA Insurance Group AG (Austria)	22,130	228,713

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Universal Insurance Holdings, Inc.	20,500	$573,795
Unum Group	208,700	6,085,692
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	26,283	751,308
Zurich Insurance Group AG (Switzerland)	49,224	20,192,144

		442,328,246

Interactive Media & Services — 1.9%
Alphabet, Inc. (Class A Stock)*	68,000	91,078,520
Alphabet, Inc. (Class C Stock)*	58,493	78,206,311
Auto Trader Group PLC (United Kingdom), 144A	280,585	2,213,117
Cars.com, Inc.*(a)	761,400	9,304,308
Dip Corp. (Japan)	7,300	216,093
Facebook, Inc. (Class A Stock)*	729,300	149,688,825
Info Edge India Ltd. (India)	1,502	53,340
Kakaku.com, Inc. (Japan)	16,200	411,888
Kakao Corp. (South Korea)	1,472	195,299
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	228,800	1,681,680
Meet Group, Inc. (The)*(a)	82,400	412,824
Momo, Inc. (China), ADR(a)	31,000	1,038,500
Tencent Holdings Ltd. (China)	117,900	5,674,970
TripAdvisor, Inc.(a)	671,200	20,391,056

		360,566,731

Internet & Direct Marketing Retail — 1.2%
1-800-Flowers.com, Inc. (Class A Stock)*	147,400	2,137,300
Alibaba Group Holding Ltd. (China), ADR*	39,882	8,458,972
Amazon.com, Inc.*	60,700	112,163,888
B2W Cia Digital (Brazil)*	4,900	76,569
boohoo Group PLC (United Kingdom)*	2,456,051	9,698,245
Booking Holdings, Inc.*	26,000	53,396,980
CJ ENM Co. Ltd. (South Korea)	5,800	798,422
eBay, Inc.	524,700	18,946,917
JD.com, Inc. (China), ADR*	48,900	1,722,747
Meituan Dianping (China) (Class B Stock)*	24,600	322,086
Naspers Ltd. (South Africa) (Class N Stock)	3,312	542,242
Pinduoduo, Inc. (China), ADR*	4,800	181,536
Qurate Retail, Inc., Series A*(a)	1,235,000	10,411,050
Stamps.com, Inc.*	8,500	709,920
Trainline PLC (United Kingdom), 144A*	48,610	326,549
Vipshop Holdings Ltd. (China), ADR*	40,300	571,051

		220,464,474

IT Services — 2.5%
Accenture PLC (Class A Stock)	325,600	68,561,592
Adyen NV (Netherlands), 144A*	1,280	1,050,217
Amadeus IT Group SA (Spain)	23,538	1,924,168
Atos SE (France)	23,456	1,960,259
CACI International, Inc. (Class A Stock)*	93,200	23,299,068
CANCOM SE (Germany)	3,990	236,993

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Cardtronics PLC (Class A Stock)*(a)	32,700	$1,460,055
CGI, Inc. (Canada)*	22,600	1,891,296
Cognizant Technology Solutions Corp. (Class A Stock)	613,700	38,061,674
CoreLogic, Inc.*	379,900	16,605,429
DTS Corp. (Japan)	78,600	1,829,358
EVERTEC, Inc. (Puerto Rico)	25,900	881,636
FleetCor Technologies, Inc.*	27,100	7,797,212
Fujitsu Ltd. (Japan)	36,900	3,470,126
HCL Technologies Ltd. (India)	1,086,061	8,650,807
Infosys Ltd. (India)	171,527	1,766,365
International Business Machines Corp.	260,100	34,863,804
Itochu Techno-Solutions Corp. (Japan)	12,600	355,271
KBR, Inc.	1,109,700	33,845,850
Leidos Holdings, Inc.	444,000	43,463,160
NEC Corp. (Japan)	219,900	9,092,363
NET One Systems Co. Ltd. (Japan)	10,500	268,627
Nihon Unisys Ltd. (Japan)	63,100	1,974,700
Nomura Research Institute Ltd. (Japan)	135,000	2,890,180
NS Solutions Corp. (Japan)	7,800	256,189
Obic Co. Ltd. (Japan)	119,500	16,106,306
Otsuka Corp. (Japan)	13,500	540,191
Perspecta, Inc.	1,018,600	26,931,784
Softcat PLC (United Kingdom)	66,482	1,014,841
Tata Consultancy Services Ltd. (India)	63,538	1,927,045
Tech Mahindra Ltd. (India)	80,070	856,099
TIS, Inc. (Japan)	203,500	11,953,865
TTEC Holdings, Inc.	53,700	2,127,594
Virtusa Corp.*	84,200	3,816,786
Visa, Inc. (Class A Stock)(a)	437,900	82,281,410
Wipro Ltd. (India)	529,570	1,827,176
Wirecard AG (Germany)(a)	15,241	1,852,814

		457,692,310

Leisure Products — 0.1%
Bandai Namco Holdings, Inc. (Japan)	25,800	1,566,422
Brunswick Corp.	96,700	5,800,066
Games Workshop Group PLC (United Kingdom)	14,433	1,168,632
Giant Manufacturing Co. Ltd. (Taiwan)	7,000	49,773
Heiwa Corp. (Japan)	13,800	288,909
Johnson Outdoors, Inc. (Class A Stock)	5,000	383,500
Malibu Boats, Inc. (Class A Stock)*	23,900	978,705
MasterCraft Boat Holdings, Inc.*	97,600	1,537,200
Polaris, Inc.	50,600	5,146,020
Shimano, Inc. (Japan)	9,400	1,529,767

		18,448,994

Life Sciences Tools & Services — 0.5%
Bio-Rad Laboratories, Inc. (Class A Stock)*	28,000	10,360,840
Bio-Techne Corp.	4,700	1,031,697
Charles River Laboratories International, Inc.*	167,200	25,541,472
Hangzhou Tigermed Consulting Co. Ltd. (China) (Class A Stock)	8,800	80,021
IQVIA Holdings, Inc.*	170,500	26,343,955
Medpace Holdings, Inc.*	8,200	689,292
PRA Health Sciences, Inc.*	218,300	24,264,045

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Life Sciences Tools & Services (continued)
QIAGEN NV*	28,681	$980,911
Sartorius Stedim Biotech (France)	5,550	920,831
Syneos Health, Inc.*	33,900	2,016,202
Thermo Fisher Scientific, Inc.	15,200	4,938,024

		97,167,290

Machinery — 1.3%
AGCO Corp.	282,300	21,807,675
Alfa Laval AB (Sweden)	39,849	1,003,569
Allison Transmission Holdings, Inc.	379,900	18,356,768
Alstom SA (France)	227,438	10,805,221
Amada Holdings Co. Ltd. (Japan)	168,800	1,918,839
Atlas Copco AB (Sweden) (Class A Stock)	466,900	18,617,849
Atlas Copco AB (Sweden) (Class B Stock)	79,312	2,753,178
Crane Co.	12,000	1,036,560
Doosan Bobcat, Inc. (South Korea)*	1,178	35,003
Dover Corp.	26,400	3,042,864
Epiroc AB (Sweden) (Class A Stock)	73,385	895,047
Epiroc AB (Sweden) (Class B Stock)	79,580	942,275
Federal Signal Corp.	67,200	2,167,200
Furukawa Co. Ltd. (Japan)	31,700	417,489
Gates Industrial Corp. PLC*(a)	97,000	1,334,720
Hefei Meiya Optoelectronic Technology, Inc. (China) (Class A Stock)	25,824	145,184
Hillenbrand, Inc.	17,500	582,925
Hiwin Technologies Corp. (Taiwan)	396	3,725
Hyster-Yale Materials Handling, Inc.(a)	16,900	996,424
Hyundai Heavy Industries Holdings Co. Ltd. (South Korea)	1,690	492,014
ITT, Inc.	236,700	17,494,497
Kone OYJ (Finland) (Class B Stock)	91,449	5,974,610
Kurita Water Industries Ltd. (Japan)	12,400	367,741
Lydall, Inc.*	13,500	277,020
Meritor, Inc.*	25,000	654,750
Metso OYJ (Finland)	61,105	2,410,875
Mueller Industries, Inc.	96,600	3,067,050
Navistar International Corp.*	14,800	428,312
Oshkosh Corp.	622,900	58,957,485
Rexnord Corp.*	94,300	3,076,066
Ryobi Ltd. (Japan)	25,200	448,692
Sandvik AB (Sweden)	188,809	3,677,169
Sany Heavy Industry Co. Ltd. (China) (Class A Stock)	54,640	134,142
Schindler Holding AG (Switzerland)	2,630	644,422
Shinmaywa Industries Ltd. (Japan)	213,700	2,899,017
Sinotruk Hong Kong Ltd. (China)	20,500	43,905
SKF AB (Sweden) (Class B Stock)	92,920	1,877,285
SPX Corp.*	85,200	4,334,976
Standex International Corp.	24,600	1,952,010
Terex Corp.	377,500	11,241,950
Timken Co. (The)	314,300	17,698,233
TriMas Corp.*	10,200	320,382
Volvo AB (Sweden) (Class B Stock)	841,140	14,075,473
Wabash National Corp.(a)	174,100	2,557,529
Weichai Power Co. Ltd. (China) (Class H Stock)	626,000	1,326,074

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
XCMG Construction Machinery Co. Ltd. (China) (Class A Stock)	108,300	$85,258
Yangzijiang Shipbuilding Holdings Ltd. (China)	6,067,400	5,073,333
Zoomlion Heavy Industry Science & Technology Co. Ltd. (China) (Class H Stock)	37,800	31,804
Zoomlion Heavy Industry Science & Technology Co. Ltd. (China) (Class A Stock)	170,478	163,863

		248,648,452

Marine — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	502	679,939
Costamare, Inc. (Monaco)(a)	62,300	593,719
MISC Bhd (Malaysia)	280,800	574,744
Mitsui OSK Lines Ltd. (Japan)	132,000	3,629,975

		5,478,377

Media — 0.7%
Altice Europe NV (Netherlands)*	208,357	1,346,246
AMC Networks, Inc. (Class A Stock)*(a)	133,300	5,265,350
Cable One, Inc.	6,400	9,526,208
Charter Communications, Inc. (Class A Stock)*(a)	37,400	18,141,992
Chinese Universe Publishing & Media Group Co. Ltd. (China) (Class A Stock)	82,933	162,264
Comcast Corp. (Class A Stock)	353,800	15,910,386
Cyfrowy Polsat SA (Poland)	6,332	46,628
Discovery, Inc. (Class A Stock)*(a)	538,600	17,633,764
Discovery, Inc. (Class C Stock)*	818,000	24,940,820
Entercom Communications Corp. (Class A Stock)	137,800	639,392
Future PLC (United Kingdom)	48,385	933,423
Liberty Latin America Ltd. (Chile) (Class A Stock)*	15,200	293,360
Liberty Latin America Ltd. (Chile) (Class C Stock)*	37,200	723,912
MultiChoice Group (South Africa)*	10,458	86,925
Publicis Groupe SA (France)	25,988	1,177,191
TEGNA, Inc.	934,900	15,603,481
ViacomCBS, Inc. (Class B Stock)	474,436	19,912,079
WideOpenWest, Inc.*	21,900	162,498

		132,505,919

Metals & Mining — 1.1%
Allegheny Technologies, Inc.*(a)	741,300	15,315,258
Alrosa PJSC (Russia)	673,530	919,375
Anglo American Platinum Ltd. (South Africa)	12,748	1,190,305
Anglo American PLC (South Africa)	716,073	20,745,280
AngloGold Ashanti Ltd. (South Africa)	9,857	223,452
Antofagasta PLC (Chile)	49,010	598,931
APERAM SA (Luxembourg)	7,175	230,940
ArcelorMittal SA (Luxembourg)	83,848	1,481,180

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
BHP Group Ltd. (Australia)	375,907	$10,282,265
BHP Group PLC (Australia)	303,597	7,152,387
Boliden AB (Sweden)	48,924	1,299,863
China Zhongwang Holdings Ltd. (China)	975,600	390,328
Commercial Metals Co.	306,900	6,834,663
Coronado Global Resources, Inc. (Australia), CDI, 144A	2,143,051	3,327,610
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	32,576	49,557
Evraz PLC (Russia)	388,618	2,094,593
Fortescue Metals Group Ltd. (Australia)	2,450,700	18,438,271
Gold Fields Ltd. (South Africa)	20,462	139,757
Impala Platinum Holdings Ltd. (South Africa)*	110,915	1,137,289
Independence Group NL (Australia)	318,795	1,398,047
Jiangxi Copper Co. Ltd. (China) (Class H Stock)	28,000	38,578
KGHM Polska Miedz SA (Poland)*	3,292	83,010
Korea Zinc Co. Ltd. (South Korea)	220	80,699
Kumba Iron Ore Ltd. (South Africa)	68,111	2,027,432
Magnitogorsk Iron & Steel Works PJSC (Russia)	3,177,300	2,154,808
MMC Norilsk Nickel PJSC (Russia)	28,519	8,810,379
MMC Norilsk Nickel PJSC (Russia), ADR	17,061	522,437
Newcrest Mining Ltd. (Australia)	55,523	1,174,837
Northam Platinum Ltd. (South Africa)*	8,395	74,235
Novolipetsk Steel PJSC (Russia)	784,800	1,813,313
Olympic Steel, Inc.	22,400	401,408
Perenti Global Ltd. (Australia)	288,954	329,545
Polyus PJSC (Russia)	20,042	2,284,862
POSCO (South Korea)	3,475	706,134
Reliance Steel & Aluminum Co.	166,038	19,884,711
Rio Tinto Ltd. (Australia)	59,252	4,184,027
Rio Tinto PLC (Australia)	211,287	12,645,678
Royal Gold, Inc.(a)	75,000	9,168,750
Ryerson Holding Corp.*	62,300	737,009
Severstal PJSC (Russia)	375,613	5,702,936
SSAB AB (Sweden) (Class A Stock)	1,533,383	5,378,685
SSAB AB (Sweden) (Class B Stock)	76,395	249,031
Steel Dynamics, Inc.	807,800	27,497,512
SunCoke Energy, Inc.	32,000	199,360
Tata Steel Ltd. (India)	9,544	63,207
Vale SA (Brazil)	74,945	993,007
Vedanta Ltd. (India)	44,866	96,141
Yamato Kogyo Co. Ltd. (Japan)	13,000	325,893

		200,876,975

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AG Mortgage Investment Trust, Inc.	70,800	1,091,736
Colony Credit Real Estate, Inc.	158,000	2,079,280
Exantas Capital Corp.	36,800	434,608
Invesco Mortgage Capital, Inc.	189,900	3,161,835
Ladder Capital Corp.	220,077	3,970,189
Western Asset Mortgage Capital Corp.	163,700	1,691,021

		12,428,669

COMMON STOCKS (continued)	Shares	Value
Multiline Retail — 0.5%
Big Lots, Inc.(a)	591,800	$16,996,496
Dollar General Corp.	81,500	12,712,370
Harvey Norman Holdings Ltd. (Australia)	176,743	505,416
Hyundai Department Store Co. Ltd. (South Korea)	8,999	644,400
Magazine Luiza SA (Brazil)	5,400	64,032
Myer Holdings Ltd. (Australia)*	1,403,941	473,239
Next PLC (United Kingdom)	17,457	1,621,903
Shinsegae, Inc. (South Korea)	3,744	934,013
Target Corp.	375,700	48,168,497
Wesfarmers Ltd. (Australia)	207,384	6,022,668

		88,143,034

Multi-Utilities — 0.3%
AGL Energy Ltd. (Australia)	1,066,102	15,345,157
Avista Corp.	16,800	807,912
Dominion Energy, Inc.	219,200	18,154,144
Engie SA (France)	177,956	2,876,810
MDU Resources Group, Inc.	877,893	26,082,201

		63,266,224

Oil, Gas & Consumable Fuels — 2.1%
Adaro Energy Tbk PT (Indonesia)	7,659,800	854,524
Beach Energy Ltd. (Australia)	243,979	434,006
BP PLC (United Kingdom)	468,913	2,940,606
Bukit ASAm Tbk PT (Indonesia)	4,910,900	937,767
BW LPG Ltd. (Singapore), 144A	470,143	3,960,792
Chevron Corp.	385,300	46,432,503
China Coal Energy Co. Ltd. (China) (Class H Stock)	69,000	27,336
CNOOC Ltd. (China)	428,000	715,204
CNX Resources Corp.*	233,500	2,066,475
ConocoPhillips	505,200	32,853,156
DHT Holdings, Inc.(a)	231,100	1,913,508
Diversified Gas & Oil PLC	1,344,438	1,900,043
Dorian LPG Ltd.*	95,000	1,470,600
Ecopetrol SA (Colombia)	432,547	436,201
Equinor ASA (Norway)	43,851	875,580
Exxaro Resources Ltd. (South Africa)	119,809	1,124,871
Exxon Mobil Corp.	211,900	14,786,382
Frontera Energy Corp. (Colombia)	20,208	152,348
Gazprom PJSC (Russia), ADR	172,312	1,426,227
Gaztransport Et Technigaz SA (France)	11,948	1,147,171
GS Holdings Corp. (South Korea)	959	42,673
Gulf Keystone Petroleum Ltd. (United Kingdom)	76,635	216,016
Hindustan Petroleum Corp. Ltd. (India)	14,876	54,989
HollyFrontier Corp.	184,900	9,376,279
Japan Petroleum Exploration Co. Ltd. (Japan)	173,000	4,674,573
Kinder Morgan, Inc.	252,600	5,347,542
LUKOIL PJSC (Russia)	44,387	4,404,348
LUKOIL PJSC (Russia), ADR	15,210	1,513,151
Lundin Petroleum AB (Sweden)	90,817	3,086,394
Neste OYJ (Finland)	457,857	15,941,364
Nordic American Tankers Ltd.	197,700	972,684
Novatek PJSC (Russia), GDR	2,311	469,734

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Oil & Gas Development Co. Ltd. (Pakistan)	424,400	$391,225
Oil & Natural Gas Corp. Ltd. (India)	564,309	1,020,833
OMV AG (Austria)	173,923	9,773,292
Origin Energy Ltd. (Australia)	1,001,937	5,952,173
PBF Energy, Inc. (Class A Stock)	645,300	20,243,061
Petroleo Brasileiro SA (Brazil)	70,400	560,022
Phillips 66	392,700	43,750,707
PTT Exploration & Production PCL (Thailand)	33,700	139,664
Reliance Industries Ltd. (India)	27,097	575,618
Repsol SA (Spain)	181,268	2,842,157
Rosneft Oil Co. PJSC (Russia)	120,880	876,914
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	541,329	16,075,132
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	470,993	14,018,992
Santos Ltd. (Australia)	2,776,986	15,989,485
Shaanxi Coal Industry Co. Ltd. (China) (Class A Stock)	21,700	28,036
Shanxi Xishan Coal & Electricity Power Co. Ltd. (China) (Class A Stock)	83,300	73,503
SM Energy Co.	309,000	3,473,160
Surgutneftegas PJSC (Russia)	2,218,400	1,814,247
Tatneft PJSC (Russia)	178,986	2,204,132
Tatneft PJSC (Russia), ADR	10,781	797,691
TOTAL SA (France)	58,371	3,232,114
Tullow Oil PLC (Ghana)	2,030,597	1,732,274
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	1,676	35,795
United Tractors Tbk PT (Indonesia)	189,100	292,350
Valero Energy Corp.	441,000	41,299,650
World Fuel Services Corp.	726,700	31,553,314
WPX Energy, Inc.*	365,200	5,017,848
Yanzhou Coal Mining Co. Ltd. (China) (Class H Stock)	44,000	39,707

		386,358,143

Paper & Forest Products — 0.0%
Clearwater Paper Corp.*	16,900	360,984
Schweitzer-Mauduit International, Inc.	25,100	1,053,949

		1,414,933

Personal Products — 0.4%
Best World International Ltd. (Singapore)^	126,000	82,067
Coty, Inc. (Class A Stock)	830,100	9,338,625
Edgewell Personal Care Co.*(a)	482,500	14,938,200
Fancl Corp. (Japan)	225,400	6,015,834
Noevir Holdings Co. Ltd. (Japan)	4,200	224,403
Nu Skin Enterprises, Inc. (Class A Stock)	275,700	11,298,186
Unilever NV (United Kingdom)	460,912	26,542,003
Unilever PLC (United Kingdom)	153,707	8,892,757

		77,332,075

Pharmaceuticals — 2.8%
Amneal Pharmaceuticals, Inc.*	127,200	613,104

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Aspen Pharmacare Holdings Ltd. (South Africa)*	41,115	$350,344
Astellas Pharma, Inc. (Japan)	1,055,900	18,042,609
AstraZeneca PLC (United Kingdom)	109,944	11,094,118
Bayer AG (Germany)	51,349	4,191,855
Bristol-Myers Squibb Co.	1,110,800	71,302,252
Catalent, Inc.*	100,600	5,663,780
China Medical System Holdings Ltd. (China)	531,000	764,653
China Resources Pharmaceutical Group Ltd. (China), 144A	264,000	245,357
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (China) (Class A Stock)	6,600	30,029
Chugai Pharmaceutical Co. Ltd. (Japan)	87,600	8,093,042
CSPC Pharmaceutical Group Ltd. (China)	50,000	119,612
Daiichi Sankyo Co. Ltd. (Japan)	70,100	4,632,564
Dr. Reddy’s Laboratories Ltd. (India)	2,679	108,044
Eisai Co. Ltd. (Japan)	11,500	861,333
Eli Lilly & Co.	73,100	9,607,533
Faes Farma SA (Spain)	76,898	431,422
GlaxoSmithKline PLC (United Kingdom)	1,012,388	23,880,152
Hikma Pharmaceuticals PLC (Jordan)	174,652	4,611,742
Hisamitsu Pharmaceutical Co., Inc. (Japan)	6,500	316,747
Horizon Therapeutics PLC*	123,300	4,463,460
Innoviva, Inc.*	34,700	491,352
Jazz Pharmaceuticals PLC*	13,200	1,970,496
Jiangsu Hengrui Medicine Co. Ltd. (China) (Class A Stock)	4,900	61,696
Johnson & Johnson	536,300	78,230,081
Kaken Pharmaceutical Co. Ltd. (Japan)	11,600	641,126
Kalbe Farma Tbk PT (Indonesia)	514,900	59,902
Kissei Pharmaceutical Co. Ltd. (Japan)	46,700	1,325,806
Lannett Co., Inc.*(a)	132,500	1,168,650
Luye Pharma Group Ltd. (China), 144A	576,500	433,340
Merck & Co., Inc.	802,300	72,969,185
Merck KGaA (Germany)	70,263	8,325,838
Novartis AG (Switzerland)	450,263	42,709,904
Novo Nordisk A/S (Denmark) (Class B Stock)	257,091	14,927,792
Ono Pharmaceutical Co. Ltd. (Japan)	48,600	1,112,168
Orion OYJ (Finland) (Class B Stock)	90,113	4,167,750
Otsuka Holdings Co. Ltd. (Japan)	49,000	2,187,886
Pacira BioSciences, Inc.*	30,200	1,368,060
Recro Pharma, Inc.*	35,800	656,214
Richter Gedeon Nyrt (Hungary)	35,524	772,113
Roche Holding AG (Switzerland)	166,453	54,014,127
Sanofi (France)	10,483	1,055,012
Sawai Pharmaceutical Co. Ltd. (Japan)	4,900	310,760
Shandong Buchang Pharmaceuticals Co. Ltd. (China) (Class A Stock)	24,486	72,579
Shionogi & Co. Ltd. (Japan)	202,700	12,541,462
Sino Biopharmaceutical Ltd. (Hong Kong)	338,000	474,327

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	55,400	$1,077,313
Supernus Pharmaceuticals, Inc.*	146,100	3,465,492
Teva Pharmaceutical Industries Ltd. (Israel), ADR*(a)	122,406	1,199,579
Torii Pharmaceutical Co. Ltd. (Japan)	71,200	1,995,164
Towa Pharmaceutical Co. Ltd. (Japan)	8,400	218,299
UCB SA (Belgium)	10,752	855,163
Zoetis, Inc.	273,700	36,224,195

		516,506,583

Professional Services — 0.5%
ALS Ltd. (Australia)	64,180	413,998
Amadeus Fire AG (Germany)	9,801	1,626,672
ASGN, Inc.*	21,500	1,525,855
Barrett Business Services, Inc.	17,500	1,583,050
BayCurrent Consulting, Inc. (Japan)	5,900	301,291
Benefit One, Inc. (Japan)	9,500	196,116
Centre Testing International Group Co. Ltd. (China) (Class A Stock)	73,733	158,147
Experian PLC (United Kingdom)	25,355	857,352
Heidrick & Struggles International, Inc.	31,000	1,007,500
Insperity, Inc.	122,700	10,557,108
IPH Ltd. (Australia)	204,137	1,173,001
Kforce, Inc.	59,100	2,346,270
Korn Ferry	58,900	2,497,360
ManpowerGroup, Inc.	155,500	15,099,050
Meitec Corp. (Japan)	25,300	1,423,520
Nielsen Holdings PLC	369,400	7,498,820
Randstad NV (Netherlands)	107,497	6,592,133
Recruit Holdings Co. Ltd. (Japan)	280,800	10,500,694
RELX PLC (United Kingdom)	191,046	4,824,912
Tanseisha Co. Ltd. (Japan)	17,500	211,468
TrueBlue, Inc.*	26,400	635,184
Wolters Kluwer NV (Netherlands)	207,791	15,169,038

		86,198,539

Real Estate Management & Development — 0.9%
Agile Group Holdings Ltd. (China)	672,000	1,013,110
Aldar Properties PJSC (United Arab Emirates)	3,675,934	2,161,773
Allreal Holding AG (Switzerland)*	5,517	1,097,047
BR Malls Participacoes SA (Brazil)	18,600	83,505
CBRE Group, Inc. (Class A Stock)*	172,000	10,541,880
China Aoyuan Group Ltd. (China)	31,000	50,754
China Overseas Land & Investment Ltd. (China)	210,000	818,388
China Resources Land Ltd. (China)	52,000	259,140
China Vanke Co. Ltd. (China) (Class H Stock)	34,800	148,478
CK Asset Holdings Ltd. (Hong Kong)	1,116,500	8,048,395
Daiwa House Industry Co. Ltd. (Japan)	58,500	1,808,719
Deutsche EuroShop AG (Germany)	7,511	223,304
Emaar Malls PJSC (United Arab Emirates)	845,761	421,253
Emaar Properties PJSC (United Arab Emirates)	2,442,479	2,674,398
Financial Street Holdings Co. Ltd. (China) (Class A Stock)	64,085	74,792

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
First Capital Real Estate Investment Trust (Canada), UTS	11,600	$184,646
Gemdale Corp. (China) (Class A Stock)	45,600	95,020
Greenland Holdings Corp. Ltd. (China) (Class A Stock)	77,200	77,140
Guangzhou R&F Properties Co. Ltd. (China) (Class H Stock)	534,400	989,301
Hang Lung Properties Ltd. (Hong Kong)	225,000	493,988
Henderson Land Development Co. Ltd. (Hong Kong)	2,478,640	12,171,888
Hongkong Land Holdings Ltd. (Hong Kong)	1,467,400	8,448,624
IMMOFINANZ AG (Austria)*	76,301	2,041,438
Jinke Properties Group Co. Ltd. (China) (Class A Stock)	76,000	83,975
Jones Lang LaSalle, Inc.	308,403	53,689,878
K Wah International Holdings Ltd. (Hong Kong)	4,675,000	2,614,867
Kaisa Group Holdings Ltd. (China)*	454,000	217,686
Kerry Properties Ltd. (Hong Kong)	444,000	1,413,115
KWG Group Holdings Ltd. (China)*	31,000	43,513
Logan Property Holdings Co. Ltd. (China)	176,000	296,245
Mitsubishi Estate Co. Ltd. (Japan)	672,500	12,846,931
New World Development Co. Ltd. (Hong Kong)	632,000	866,878
Newmark Group, Inc. (Class A Stock)	946,613	12,736,678
Nomura Real Estate Holdings, Inc. (Japan)	88,200	2,112,617
Poly Developments and Holdings Group Co. Ltd. (China) (Class A Stock)	48,100	111,912
PSP Swiss Property AG (Switzerland)	5,215	720,224
RE/MAX Holdings, Inc. (Class A Stock)	7,600	292,524
RMR Group, Inc. (The) (Class A Stock)	20,000	912,800
Shimao Property Holdings Ltd. (China)	264,500	1,025,825
Shui On Land Ltd. (China)	2,987,000	655,572
Sino Land Co. Ltd. (Hong Kong)	314,000	457,080
Sino-Ocean Group Holding Ltd. (China)	1,882,000	758,083
SM Prime Holdings, Inc. (Philippines)	1,378,700	1,144,667
Sumitomo Realty & Development Co. Ltd. (Japan)	42,500	1,485,636
Sun Hung Kai Properties Ltd. (Hong Kong)	55,500	851,642
Sunac China Holdings Ltd. (China)	58,000	348,492
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	1,780,500	16,576,128
Swire Properties Ltd. (Hong Kong)	176,600	587,194
TAG Immobilien AG (Germany)*	16,101	401,201
Tokyo Tatemono Co. Ltd. (Japan)	25,000	390,599
Wharf Holdings Ltd. (The) (Hong Kong)	581,000	1,479,977
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	289,000	1,765,876
Wheelock & Co. Ltd. (Hong Kong)	610,000	4,078,414
Yuexiu Property Co. Ltd. (China)	1,960,000	453,648

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
Yuzhou Properties Co. Ltd. (China)	350,000	$193,034

		175,539,892

Road & Rail — 0.4%
ArcBest Corp.	2,400	66,240
Aurizon Holdings Ltd. (Australia)	272,358	1,001,958
Avis Budget Group, Inc.*	560,800	18,080,192
BTS Group Holdings PCL (Thailand)	1,366,200	601,734
Canadian National Railway Co. (Canada)	9,000	814,162
Canadian Pacific Railway Ltd. (Canada)	7,700	1,962,906
Central Japan Railway Co. (Japan)	18,200	3,661,693
CSX Corp.	232,700	16,838,172
Hankyu Hanshin Holdings, Inc. (Japan)	28,800	1,230,906
Kansas City Southern(a)	16,000	2,450,560
Keikyu Corp. (Japan)	28,100	542,024
Keisei Electric Railway Co. Ltd. (Japan)	16,000	619,655
Knight-Swift Transportation Holdings, Inc.(a)	59,600	2,136,064
Landstar System, Inc.	20,500	2,334,335
National Express Group PLC (United Kingdom)	523,588	3,261,376
Nikkon Holdings Co. Ltd. (Japan)	8,500	212,604
Sankyu, Inc. (Japan)	61,600	3,091,672
Seibu Holdings, Inc. (Japan)	149,800	2,461,432
West Japan Railway Co. (Japan)	59,000	5,102,057

		66,469,742

Semiconductors & Semiconductor Equipment — 2.6%
Advantest Corp. (Japan)	53,200	2,982,734
Amkor Technology, Inc.*	466,800	6,068,400
ams AG (Austria)*	10,208	414,663
Applied Materials, Inc.	865,700	52,842,328
ASE Technology Holding Co. Ltd. (Taiwan)	12,000	33,324
ASM International NV (Netherlands)	83,129	9,376,389
ASML Holding NV (Netherlands)	3,877	1,153,123
Broadcom, Inc.	199,800	63,140,796
Cabot Microelectronics Corp.	27,800	4,012,096
Cirrus Logic, Inc.*	150,200	12,377,982
Dialog Semiconductor PLC (United Kingdom)*	283,674	14,413,917
Globalwafers Co. Ltd. (Taiwan)	80,000	1,025,534
Intel Corp.	1,689,700	101,128,545
Lam Research Corp.	107,200	31,345,280
Lasertec Corp. (Japan)	9,600	485,212
MediaTek, Inc. (Taiwan)	107,000	1,587,787
Micron Technology, Inc.*	860,200	46,261,556
Monolithic Power Systems, Inc.	39,700	7,067,394
Nanya Technology Corp. (Taiwan)	432,000	1,205,672
NeoPhotonics Corp.*	297,900	2,627,478
Novatek Microelectronics Corp. (Taiwan)	338,000	2,474,358
NVIDIA Corp.	16,000	3,764,800
Phison Electronics Corp. (Taiwan)	90,000	1,025,046
Powertech Technology, Inc. (Taiwan)	290,000	969,651
QUALCOMM, Inc.	54,600	4,817,358
Rambus, Inc.*	142,500	1,962,938

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Realtek Semiconductor Corp. (Taiwan)	135,000	$1,062,053
Silicon Laboratories, Inc.*	66,500	7,712,670
SK Hynix, Inc. (South Korea)	50,804	4,099,825
SMART Global Holdings, Inc.*	50,100	1,900,794
STMicroelectronics NV (Switzerland)	87,415	2,357,567
Synaptics, Inc.*	214,300	14,094,511
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	704,000	7,815,713
Teradyne, Inc.	331,100	22,577,709
Tokyo Electron Ltd. (Japan)	46,600	10,152,052
Ultra Clean Holdings, Inc.*	164,300	3,856,121
United Microelectronics Corp. (Taiwan)	2,081,000	1,143,569
Universal Display Corp.	145,500	29,983,185
Vanguard International Semiconductor Corp. (Taiwan)	213,000	564,664
Win Semiconductors Corp. (Taiwan)	15,000	147,853
Winbond Electronics Corp. (Taiwan)	1,539,000	1,008,896

		483,041,543

Software — 3.5%
ACI Worldwide, Inc.*	213,100	8,073,294
Adobe, Inc.*	75,700	24,966,617
Avast PLC (United Kingdom), 144A	70,250	421,768
Avaya Holdings Corp.*	28,700	387,450
AVEVA Group PLC (United Kingdom)	7,993	494,801
Bottomline Technologies DE, Inc.*	32,500	1,742,000
CDK Global, Inc.	422,300	23,091,364
Cision Ltd.*	226,200	2,255,214
CommVault Systems, Inc.*	221,600	9,892,224
Cornerstone OnDemand, Inc.*	5,200	304,460
CyberArk Software Ltd.*	128,500	14,980,530
Dassault Systemes SE (France)	16,398	2,701,183
Fair Isaac Corp.*	13,400	5,020,712
Infomart Corp. (Japan)(a)	30,000	270,000
Intuit, Inc.	185,600	48,614,208
j2 Global, Inc.(a)	249,200	23,352,532
LogMeIn, Inc.	261,200	22,395,288
Manhattan Associates, Inc.*	262,000	20,894,500
Microsoft Corp.	2,032,700	320,556,790
MicroStrategy, Inc. (Class A Stock)*	7,600	1,083,988
Mitek Systems, Inc.*	55,800	426,870
Nemetschek SE (Germany)	7,471	496,668
Nice Ltd. (Israel)*	3,617	561,203
Nuance Communications, Inc.*	382,800	6,825,324
Open Text Corp. (Canada)	15,300	674,187
Oracle Corp.	1,083,300	57,393,234
Progress Software Corp.	163,100	6,776,805
SAP SE (Germany)	19,081	2,588,936
SPS Commerce, Inc.*	83,400	4,622,028
SS&C Technologies Holdings, Inc.	162,700	9,989,780
Synopsys, Inc.*	110,400	15,367,680
Systena Corp. (Japan)	106,300	1,729,660
Teradata Corp.*(a)	161,200	4,315,324
TiVo Corp.	415,200	3,520,896
Tyler Technologies, Inc.*	3,400	1,020,068
Verint Systems, Inc.*(a)	99,600	5,513,856

		653,321,442

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Specialty Retail — 1.3%
Aaron’s, Inc.	111,100	$6,344,921
ABC-Mart, Inc. (Japan)	4,100	279,616
Accent Group Ltd. (Australia)	1,534,522	2,012,747
Asbury Automotive Group, Inc.*	26,100	2,917,719
AutoNation, Inc.*	703,200	34,196,616
Best Buy Co., Inc.	280,900	24,663,020
Conn’s, Inc.*(a)	26,300	325,857
Dunelm Group PLC (United Kingdom)	105,844	1,622,109
EDION Corp. (Japan)(a)	537,200	5,971,592
Foot Locker, Inc.(a)	442,400	17,249,176
Genesco, Inc.*	33,800	1,619,696
Group 1 Automotive, Inc.	48,600	4,860,000
Hennes & Mauritz AB (Sweden) (Class B Stock)(a)	932,248	18,972,928
Hikari Tsushin, Inc. (Japan)	2,800	702,610
Hornbach Holding AG & Co. KGaA (Germany)	6,183	447,853
Hotel Shilla Co. Ltd. (South Korea)	21,663	1,696,321
Industria de Diseno Textil SA (Spain)	166,409	5,873,073
JB Hi-Fi Ltd. (Australia)	15,043	398,127
JD Sports Fashion PLC (United Kingdom)	733,405	8,185,847
JUMBO SA (Greece)	29,235	607,994
Kingfisher PLC (United Kingdom)	246,252	707,953
K’s Holdings Corp. (Japan)	23,800	311,656
L Brands, Inc.	104,100	1,886,292
Lithia Motors, Inc. (Class A Stock)	28,100	4,130,700
Lowe’s Cos., Inc.	451,400	54,059,664
Michaels Cos., Inc. (The)*(a)	696,800	5,637,112
Murphy USA, Inc.*	119,600	13,993,200
Office Depot, Inc.(a)	208,800	572,112
PAL GROUP Holdings Co. Ltd. (Japan)	24,500	856,485
Petrobras Distribuidora SA (Brazil)	6,700	50,083
Pets at Home Group PLC (United Kingdom)	115,359	425,946
Sally Beauty Holdings, Inc.*(a)	792,900	14,470,425
Shimachu Co. Ltd. (Japan)	7,500	204,752
Sonic Automotive, Inc. (Class A Stock)(a)	200,100	6,203,100
Tilly’s, Inc. (Class A Stock)	67,300	824,425
Zhongsheng Group Holdings Ltd. (China)	14,000	57,366
Zumiez, Inc.*	40,900	1,412,686

		244,751,779

Technology Hardware, Storage & Peripherals — 2.0%
Advantech Co. Ltd. (Taiwan)	163,000	1,645,356
Apple, Inc.	1,129,800	331,765,770
Asustek Computer, Inc. (Taiwan)	112,000	864,747
Catcher Technology Co. Ltd. (Taiwan)	107,000	813,417
Chicony Electronics Co. Ltd. (Taiwan)	545,000	1,620,442
Compal Electronics, Inc. (Taiwan)	1,398,000	879,970
Diebold Nixdorf, Inc.*(a)	608,000	6,420,480
Elecom Co. Ltd. (Japan)	18,100	732,384
FUJIFILM Holdings Corp. (Japan)	151,300	7,236,126
Konica Minolta, Inc. (Japan)	81,200	527,498
Lite-On Technology Corp. (Taiwan)	1,139,000	1,873,303
Micro-Star International Co. Ltd. (Taiwan)	109,000	316,271

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
NCR Corp.*	440,900	$15,502,044
Pegatron Corp. (Taiwan)	380,000	870,687
Quadient (France)	38,162	923,398
Samsung Electronics Co. Ltd. (South Korea)	121,233	5,834,789
Wistron Corp. (Taiwan)	955,000	904,934
Wiwynn Corp. (Taiwan)	49,000	1,042,925

		379,774,541

Textiles, Apparel & Luxury Goods — 0.7%
adidas AG (Germany)	22,635	7,393,017
ANTA Sports Products Ltd. (China)	51,000	457,451
Burberry Group PLC (United Kingdom)	346,024	10,192,299
Capri Holdings Ltd.*	176,100	6,718,215
Deckers Outdoor Corp.*	51,700	8,730,062
Feng TAY Enterprise Co. Ltd. (Taiwan)	287,500	1,871,116
Fila Korea Ltd. (South Korea)	33,750	1,544,436
Fossil Group, Inc.*(a)	39,100	308,108
Goldwin, Inc. (Japan)	29,800	2,188,739
Hermes International (France)	21,469	16,088,557
Li Ning Co. Ltd. (China)	86,500	259,810
LVMH Moet Hennessy Louis Vuitton SE (France)	70,409	32,784,735
Pou Chen Corp. (Taiwan)	1,452,000	1,900,021
Puma SE (Germany)	10,278	787,481
PVH Corp.	109,400	11,503,410
Skechers U.S.A., Inc. (Class A Stock)*	576,400	24,894,716
Swatch Group AG (The) (Switzerland), (SWX)	7,548	399,270

		128,021,443

Thrifts & Mortgage Finance — 0.2%
Deutsche Pfandbriefbank AG (Germany), 144A	556,371	9,138,023
Essent Group Ltd.	77,700	4,039,623
Federal Agricultural Mortgage Corp. (Class C Stock)	19,900	1,661,650
Flagstar Bancorp, Inc.	44,700	1,709,775
HomeStreet, Inc.*	59,800	2,033,200
Housing Development Finance Corp. Ltd. (India)	20,053	678,633
New York Community Bancorp, Inc.	570,100	6,852,602
NMI Holdings, Inc. (Class A Stock)*	43,800	1,453,284
Radian Group, Inc.	238,300	5,995,628
Walker & Dunlop, Inc.	39,400	2,548,392

		36,110,810

Tobacco — 0.6%
Altria Group, Inc.	1,146,500	57,221,815
British American Tobacco PLC (United Kingdom)	563,526	24,150,468
Gudang Garam Tbk PT (Indonesia)	11,400	43,455
Imperial Brands PLC (United Kingdom)	521,667	12,993,240
ITC Ltd. (India)	194,639	648,862
Japan Tobacco, Inc. (Japan)	149,500	3,331,948
KT&G Corp. (South Korea)	14,519	1,175,741
Scandinavian Tobacco Group A/S (Denmark), 144A	256,034	3,126,722

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Tobacco (continued)
Swedish Match AB (Sweden)	17,279	$890,904
Turning Point Brands, Inc.(a)	97,100	2,777,060

		106,360,215

Trading Companies & Distributors — 0.5%
AerCap Holdings NV (Ireland)*	227,700	13,996,719
BMC Stock Holdings, Inc.*	394,300	11,312,467
Diploma PLC (United Kingdom)	13,977	373,057
Ferguson PLC	90,625	8,235,539
Foundation Building Materials, Inc.*	96,000	1,857,600
GMS, Inc.*	521,500	14,122,220
Herc Holdings, Inc.*	80,100	3,920,094
Howden Joinery Group PLC (United Kingdom)	75,950	677,263
Indutrade AB (Sweden)	11,427	409,077
ITOCHU Corp. (Japan)	873,500	20,282,705
Marubeni Corp. (Japan)	300,600	2,220,015
MSC Industrial Direct Co., Inc. (Class A Stock)	19,700	1,545,859
Posco International Corp. (South Korea)	25,433	409,421
Rush Enterprises, Inc. (Class A Stock)	8,900	413,850
Sojitz Corp. (Japan)	1,749,900	5,632,257
Sumitomo Corp. (Japan)	45,700	677,590
Toyota Tsusho Corp. (Japan)	27,000	950,887
WESCO International, Inc.*	227,300	13,499,347

		100,535,967

Transportation Infrastructure — 0.2%
Aena SME SA (Spain), 144A	80,625	15,453,396
ASTM SpA (Italy)	19,528	590,575
Beijing Capital International Airport Co. Ltd. (China) (Class H Stock)	42,000	40,691
Enav SpA (Italy), 144A	35,850	214,135
Flughafen Zurich AG (Switzerland)	2,485	449,576
Fraport AG Frankfurt Airport Services Worldwide (Germany)	31,248	2,670,519
Grupo Aeroportuario del Sureste SAB de CV (Mexico) (Class B Stock)	5,165	96,768
Hamburger Hafen und Logistik AG (Germany)	35,209	974,493
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	30,000	41,155
Kamigumi Co. Ltd. (Japan)	218,400	4,797,965
Malaysia Airports Holdings Bhd (Malaysia)	24,700	45,794
Mitsubishi Logistics Corp. (Japan)	103,000	2,691,203
Shanghai International Airport Co. Ltd. (China) (Class A Stock)	3,304	37,419
TAV Havalimanlari Holding A/S (Turkey)	25,981	127,704
Westports Holdings Bhd (Malaysia)	250,100	257,609

		28,489,002

Water Utilities — 0.0%
Aguas Andinas SA (Chile) (Class A Stock)	148,125	62,839
American States Water Co.	29,200	2,529,888

COMMON STOCKS (continued)	Shares	Value
Water Utilities (continued)
SJW Group	49,900	$3,545,894

		6,138,621

Wireless Telecommunication Services — 0.4%
Advanced Info Service PCL (Thailand)	274,500	1,952,091
America Movil SAB de CV (Mexico) (Class L Stock)	2,189,900	1,748,909
China Mobile Ltd. (China)	19,000	159,921
Etihad Etisalat Co. (Saudi Arabia)*	8,961	59,753
Globe Telecom, Inc. (Philippines)	32,150	1,281,799
KDDI Corp. (Japan)	779,500	23,265,510
Mobile TeleSystems PJSC (Russia), ADR	12,300	124,845
NTT DOCOMO, Inc. (Japan)	519,000	14,455,776
PLDT, Inc. (Philippines)	36,995	721,731
Shenandoah Telecommunications Co.(a)	34,300	1,427,223
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	551,000	424,589
Softbank Corp. (Japan)(a)	338,100	4,528,870
SoftBank Group Corp. (Japan)	42,200	1,827,312
Taiwan Mobile Co. Ltd. (Taiwan)(a)	38,000	141,929
Telephone & Data Systems, Inc.	205,900	5,236,037
TIM Participacoes SA (Brazil)	123,200	479,912
Total Access Communication PCL (Thailand)	17,500	31,092
Turkcell Iletisim Hizmetleri A/S (Turkey)	27,781	64,564
Vodafone Group PLC (United Kingdom)	3,341,763	6,515,900

		64,447,763

TOTAL COMMON STOCKS (cost $10,726,081,202)		12,202,018,522

EXCHANGE-TRADED FUNDS — 0.1%
iShares MSCI EAFE ETF	200,046	13,891,194
iShares MSCI EAFE Small-Cap ETF(a)	95,000	5,916,600
iShares MSCI Emerging Markets ETF(a)	59,587	2,673,669

TOTAL EXCHANGE-TRADED FUNDS (cost $21,136,887)		22,481,463

PREFERRED STOCKS — 0.1%
Automobiles — 0.1%
Bayerische Motoren Werke AG (Germany) (PRFC)	8,415	520,620
Hyundai Motor Co. (South Korea) (2nd PRFC)	8,252	565,603
Hyundai Motor Co. (South Korea) (PRFC)	9,782	605,677
Porsche Automobil Holding SE
(Germany) (PRFC)	131,167	9,831,571
Volkswagen AG (Germany) (PRFC)	23,438	4,652,476

		16,175,947

Banks — 0.0%
Banco Bradesco SA (Brazil) (PRFC)	99,740	896,810
Bancolombia SA (Colombia) (PRFC)	58,202	810,911

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

PREFERRED STOCKS (continued)	Shares	Value
Banks (continued)
Grupo Aval Acciones y Valores SA (Colombia) (PRFC)	96,801	$42,993
Itausa - Investimentos Itau SA (Brazil) (PRFC)	407,200	1,426,268

		3,176,982

Beverages — 0.0%
Embotelladora Andina SA (Chile) (PRFC B)	162,304	470,324

Capital Markets — 0.0%
State Street Corp., 5.350%	60,000	1,672,200

Chemicals — 0.0%
Sociedad Quimica y Minera de Chile SA (Chile) (PRFC B)	2,651	70,898

Electric Utilities — 0.0%
Centrais Eletricas Brasileiras SA (Brazil) (PRFC B)	87,400	830,829
Cia Energetica de Minas Gerais (Brazil) (PRFC)	22,900	78,502

		909,331

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Germany) (PRFC)	4,607	991,610

Oil, Gas & Consumable Fuels — 0.0%
Petroleo Brasileiro SA (Brazil) (PRFC)	247,600	1,857,600
Surgutneftegas PJSC (Russia) (PRFC)	3,004,900	1,843,080
Transneft PJSC (Russia) (PRFC)	301	856,453

		4,557,133

Personal Products — 0.0%
LG Household & Health Care Ltd. (South Korea) (PRFC)	58	38,545

Technology Hardware, Storage & Peripherals — 0.0%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	19,873	777,449

TOTAL PREFERRED STOCKS (cost $26,507,491)		28,840,419

	Units

RIGHTS* — 0.0%
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/10/20	181,268	86,008

(cost $85,600)

WARRANTS* — 0.0%
Road & Rail
BTS Group Holdings PCL (Thailand), expiring 12/31/21	136,620	—

(cost $0)

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 5.1%
Automobiles — 0.5%
Avis Budget Rental Car Funding AESOP LLC,
Series 2016-01A, Class A, 144A
2.990%	06/20/22	3,700	$3,740,002
Series 2018-01A, Class A, 144A
3.700%	09/20/24	12,800	13,309,946
Series 2018-02A, Class A, 144A
4.000%	03/20/25	4,500	4,747,579
Series 2019-02A, Class A, 144A
3.350%	09/22/25	8,200	8,456,211
Series 2019-03A, Class A, 144A
2.360%	03/20/26	10,900	10,780,214
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31	9,000	9,295,388
Ford Credit Floorplan Master Owner Trust,
Series 2019-04, Class A
2.440%	09/15/26	9,900	9,914,819
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class B, 144A
3.710%	04/14/25	6,860	7,016,388
Series 2019-01A, Class A, 144A
3.630%	09/14/27	14,900	15,345,269
Santander Drive Auto Receivables Trust,
Series 2019-03, Class C
2.490%	10/15/25	5,200	5,216,459

			87,822,275

Collateralized Loan Obligations — 3.3%
ALM Ltd. (Cayman Islands),
Series 2013-08A, Class A1R, 144A, 3 Month LIBOR + 1.490% (Cap N/A,Floor 1.490%)
3.491%(c)	10/15/28	7,750	7,761,623
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A,Floor 0.000%)
3.281%(c)	07/15/29	4,500	4,474,524
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260% (Cap N/A,Floor 0.000%)
3.261%(c)	07/16/29	20,750	20,698,559
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A,Floor 0.000%)
2.894%(c)	04/23/31	7,500	7,437,347
Ballyrock CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A,Floor 1.350%)
3.351%(c)	10/15/28	9,000	9,007,187
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R, 144A, 3 Month LIBOR + 1.340% (Cap N/A,Floor 0.000%)
3.343%(c)	07/18/30	11,750	11,729,831
Series 2019-14A, Class A1, 144A, 3 Month LIBOR + 1.450% (Cap N/A,Floor 1.450%)
3.416%(c)	04/20/32	24,500	24,405,158

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A,Floor 0.000%)
3.251%(c)	07/15/29	10,750	$10,748,737
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A,Floor 0.000%)
3.251%(c)	10/15/30	13,750	13,726,284
BlueMountain CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.330% (Cap N/A,Floor 0.000%)
3.331%(c)	04/13/27	1,041	1,041,745
Series 2016-02A, Class A1R, 144A, 3 Month LIBOR + 1.310% (Cap N/A,Floor 1.310%)
3.209%(c)	08/20/32	13,000	13,046,112
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
2.972%(c)	04/17/31	16,000	15,893,794
Series 2015-05A, Class A1R, 144A, 3 Month LIBOR + 1.320% (Cap N/A,Floor 1.320%)
3.286%(c)	01/20/32	15,000	15,018,225
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1A, 144A, 3 Month LIBOR + 1.300% (Cap N/A,Floor 0.000%)
3.266%(c)	04/20/31	4,970	4,968,660
Series 2017-01A, Class A1B, 144A, 3 Month LIBOR + 1.230% (Cap N/A,Floor 0.000%)
3.196%(c)	04/20/31	10,500	10,435,125
Series 2017-02A, Class A1B, 144A, 3 Month LIBOR + 1.220% (Cap N/A,Floor 0.000%)
3.186%(c)	07/20/31	7,750	7,716,750
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.400% (Cap N/A,Floor 0.000%)
3.403%(c)	10/18/26	284	283,576
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A,Floor 0.980%)
2.916%(c)	04/24/31	25,000	24,767,462
Elevation CLO Ltd. (Cayman Islands),
Series 2014-03A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A,Floor 0.000%)
3.181%(c)	10/15/26	1,397	1,397,604
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A,Floor 0.000%)
2.966%(c)	04/26/31	14,000	13,877,364
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A,Floor 1.180%)
3.146%(c)	10/20/31	28,400	28,152,579
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (CapN/A, Floor 0.000%)
2.970%(c)	04/25/31	20,000	19,749,210
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A,Floor 0.000%)
3.214%(c)	10/23/29	10,000	10,001,067

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Mariner CLO Ltd. (Cayman Islands),
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A,Floor 1.110%)
3.050%(c)	04/25/31	30,000	$29,891,934
MidOcean Credit CLO (Cayman Islands),
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A,Floor 0.000%)
3.049%(c)	02/20/31	15,000	14,879,934
Mountain View CLO LLC (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A,Floor 0.000%)
3.211%(c)	01/16/31	15,000	14,835,580
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850% (Cap N/A,Floor 0.000%)
2.851%(c)	01/15/28	9,000	8,999,952
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260% (Cap N/A,Floor 0.000%)
3.261%(c)	07/15/30	11,000	11,000,261
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A,Floor 0.000%)
3.082%(c)	04/17/31	14,000	13,807,094
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A,Floor 0.000%)
3.186%(c)	10/30/30	12,750	12,720,201
Regatta Funding Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A,Floor 0.000%)
3.252%(c)	10/17/30	7,500	7,485,418
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A,Floor 0.000%)
2.996%(c)	04/20/31	15,000	14,823,852
Silver Creek CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A,Floor 0.000%)
3.206%(c)	07/20/30	12,000	12,028,825
Sound Point CLO Ltd. (Cayman Islands),
Series 2016-02A, Class AR, 144A, 3 Month LIBOR + 1.290% (Cap N/A,Floor 1.290%)
3.256%(c)	10/20/28	9,250	9,244,772
Series 2017-03A, Class A1B, 144A, 3 Month LIBOR + 1.220% (Cap N/A,Floor 0.000%)
3.186%(c)	10/20/30	13,250	13,206,581
Telos CLO Ltd. (Cayman Islands),
Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300% (Cap N/A,Floor 1.300%)
3.302%(c)	07/17/26	24,070	24,038,383
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (CAP N/A,Floor 0.000%)
3.242%(c)	01/17/30	11,500	11,426,639
TICP CLO Ltd. (Cayman Islands),
Series 2017-07A, Class AS, 144A, 3 Month LIBOR + 1.230% (Cap N/A,Floor 1.230%)
3.231%(c)	07/15/29	10,500	10,517,550

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
3.106%(c)	01/20/31	8,000	$7,986,291
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1LR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
3.183%(c)	10/18/31	13,750	13,663,906
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.150%(c)	01/25/31	9,000	8,942,909
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
2.910%(c)	04/25/31	12,500	12,355,637
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.216%(c)	10/20/29	12,750	12,748,801
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
3.166%(c)	10/20/31	10,000	9,959,336
West CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 0.920% (Cap N/A, Floor 0.000%)
2.923%(c)	07/18/26	4,977	4,972,310
York CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
3.516%(c)	07/22/32	10,000	10,017,521
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
3.371%(c)	07/15/29	13,500	13,349,599
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)
3.291%(c)	04/15/30	7,000	6,878,871
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
2.951%(c)	04/15/29	20,000	19,895,084

			606,015,764

Consumer Loans — 0.4%
Lendmark Funding Trust,
Series 2019-01A, Class A, 144A
3.000%	12/20/27	7,300	7,297,086
Series 2019-02A, Class A, 144A
2.780%	04/20/28	3,600	3,584,623
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32	2,400	2,391,783
OneMain Financial Issuance Trust,
Series 2016-01A, Class A, 144A
3.660%	02/20/29	1,724	1,727,731
Series 2017-01A, Class B, 144A
2.790%	09/14/32	2,500	2,497,377
Oportun Funding LLC,
Series 2017-A, Class A, 144A
3.230%	06/08/23	6,000	6,015,727

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Consumer Loans (continued)
Series 2017-B, Class A,
144A 3.220%	10/10/23	12,600	$12,639,790
Series 2018-A,Class A, 144A
3.610%	03/08/24	4,930	4,977,770
Series 2018-B,Class A, 144A
3.910%	07/08/24	4,800	4,875,707
Series 2018-C,Class A, 144A
4.100%	10/08/24	5,400	5,510,709
Series 2018-D,Class A, 144A
4.150%	12/09/24	3,800	3,881,167
Series 2019-A,Class A, 144A
3.080%	08/08/25	4,900	4,899,333
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A,Floor 2.850%)
4.642%(c)	02/25/23	3,880	3,902,892

			64,201,695

Credit Cards — 0.1%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30	19,800	21,931,399
Discover Card Execution Note Trust,
Series 2017-A05, Class A5, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)
2.340%(c)	12/15/26	2,000	2,006,944

			23,938,343

Equipment — 0.0%
MMAF Equipment Finance LLC,
Series 2019-B, Class A5, 144A
2.290%	11/12/41	6,400	6,351,935

Home Equity Loans — 0.1%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-AR01, Class M3, 1 Month LIBOR + 4.500% (Cap N/A, Floor 3.000%)
3.885%(c)	01/25/33	1,827	1,828,257
Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2003-W05, Class AV2, 1 Month LIBOR + 0.760% (Cap N/A, Floor 0.380%)
2.552%(c)	10/25/33	958	940,701
CDC Mortgage Capital Trust,
Series 2003-HE01, Class M1, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.900%)
3.142%(c)	08/25/33	1,771	1,771,895
Series 2003-HE04, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.650%)
2.767%(c)	03/25/34	615	612,793
Home Equity Asset Trust,
Series 2002-01, Class M1, 1 Month LIBOR + 1.320% (Cap N/A, Floor 0.880%)
3.112%(c)	11/25/32	981	986,053
Series 2002-05, Class M1, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.200%)
3.492%(c)	05/25/33	1,943	1,943,773

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
Series 2003-08, Class M1, 1 Month LIBOR + 1.080% (Cap N/A, Floor 0.720%)
2.872%(c)	04/25/34	609	$605,632
Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT01, Class A3, 1 Month LIBOR + 0.720% (Cap N/A,Floor 0.360%)
2.512%(c)	07/25/34	172	169,398
Series 2004-HE02, Class A1A, 1 Month LIBOR + 0.800% (Cap N/A,Floor 0.400%)
2.592%(c)	08/25/35	811	781,457
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 0.680%)
2.812%(c)	10/25/33	635	632,974
Series 2003-NC07, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)
2.842%(c)	06/25/33	393	391,946
Series 2005-HE02, Class M1, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.400%)
2.392%(c)	01/25/35	974	968,658
Option One Mortgage Acceptance Corp., Asset-Backed Certificates,
Series 2003-06, Class A2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.330%)
2.452%(c)	11/25/33	1,420	1,380,800
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2005-01, Class M4, 1 Month LIBOR + 0.915% (Cap N/A, Floor 0.610%)
2.707%(c)	04/25/35	3,140	3,140,581
Series 2005-03, Class M4, 1 Month LIBOR + 0.885% (Cap N/A, Floor 0.590%)
2.677%(c)	11/25/35	410	410,277

			16,565,195

Other — 0.0%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A,Floor 0.000%)
4.142%(c)	04/25/23	3,080	3,083,261
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A,Floor 2.800%)
4.592%(c)	06/25/24	3,550	3,532,322

			6,615,583

Residential Mortgage-Backed Securities — 0.3%
Bear Stearns Asset-Backed Securities Trust,
Series 2004-SD02, Class A1
4.842%(cc)	03/25/44	786	785,926
Chase Funding Trust,
Series 2003-01, Class 2A2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.330%)
2.452%(c)	11/25/32	443	438,393
CIT Mortgage Loan Trust,
Series 2007-01, Class 2A3, 144A, 1 Month LIBOR + 1.450% (Cap N/A,Floor 1.450%)
3.242%(c)	10/25/37	2,656	2,663,216

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Credit Suisse Mortgage Trust,
Series 2018-RPL08, Class A1, 144A
4.125%(cc)	07/25/58		483	$486,512
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB05, Class M1, 1 Month LIBOR + 0.915% (Cap N/A, Floor 0.610%)
2.707%(c)	01/25/34		2,076	2,022,369
Legacy Mortgage Asset Trust,
Series 2017-RPL01, Class A, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
3.555%(c)	01/28/70		2,444	2,469,766
Series 2019-GS01, Class A1, 144A
4.000%	01/25/59		257	259,247
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59		2,743	2,767,840
Series 2019-GS03, Class A1, 144A
3.750%	04/25/59		1,104	1,113,244
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59		754	756,860
Series 2019-SL01, Class A, 144A
4.000%(cc)	12/28/54		1,657	1,669,192
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2005-WHQ02, Class M2, 1 Month LIBOR + 0.690% (Cap N/A, Floor 0.460%)
2.482%(c)	05/25/35		3,644	3,635,450
Popular ABS Mortgage Pass-Through Trust,
Series 2005-04, Class M1, 1 Month LIBOR + 0.460% (Cap 14.000%, Floor 0.460%)
2.252%(c)	09/25/35		4,062	4,011,886
Series 2005-05, Class AF4
3.954%(cc)	11/25/35		1,579	1,594,610
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%
2.900%(c)	03/16/23	EUR	12,665	14,177,817
Towd Point Mortgage Trust,
Series 2015-02, Class 1M2, 144A
3.799%(cc)	11/25/60		4,000	4,160,724
Series 2017-04, Class A1, 144A
2.750%(cc)	06/25/57		4,059	4,081,258
Series 2017-06, Class A1, 144A
2.750%(cc)	10/25/57		10,354	10,412,529
Series 2018-02, Class A1, 144A
3.250%(cc)	03/25/58		735	747,675
Series 2018-03, Class A1, 144A
3.750%(cc)	05/25/58		337	348,822

				58,603,336

Student Loans — 0.4%
Commonbond Student Loan Trust,
Series 2017-AGS, Class A2, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
2.642%(c)	05/25/41		2,464	2,445,269
Earnest Student Loan Program LLC,
Series 2017-A, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.792%(c)	01/25/41		751	752,928
Series 2017-A, Class A2, 144A
2.650%	01/25/41		3,143	3,154,900

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
Laurel Road Prime Student Loan Trust,
Series 2018-C, Class A, 144A
3.015%	08/25/43		9,681	$9,854,438
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A
—%(p)	12/15/45		16,615	16,967,226
Series 2019-D, Class 1PT, 144A
2.460%(cc)	01/16/46		20,223	20,722,693
Series 2019-F, Class PT1, 144A
1.870%(cc)	02/15/45		12,000	12,055,200
SoFi Professional Loan Program LLC,
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48		6,900	6,764,042

				72,716,696

TOTAL ASSET-BACKED SECURITIES (cost $936,680,273)				942,830,822

BANK LOANS — 0.1%
Computers — 0.0%
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%
5.555%(c)	09/30/24		2,691	2,702,104

Healthcare-Products — 0.0%
Avantor, Inc. (United Kingdom),
Initial B-2 Euro Term Loan, 1 Month EURIBOR + 3.250%
3.250%(c)	11/21/24	EUR	480	545,227

Pharmaceuticals — 0.0%
Ceva Sante Animale SA (United Kingdom),
Term Loan, 3 Month EURIBOR + 4.750%
4.750%(c)	04/13/26	EUR	2,830	3,197,425

Retail — 0.1%
EG America LLC (United Kingdom),
Second Lien Facility (USD), 3 Month LIBOR + 8.000%
9.961%(c)	04/20/26^		1,689	1,604,499
EG Finco Ltd. (United Kingdom),
Second Lien Term Loan, 3 Month EURIBOR + 7.750%
8.750%(c)	04/20/26^	EUR	914	1,025,023
Term B, 3 Month GBP LIBOR + 4.750%
5.542%(c)	02/07/25	GBP	1,317	1,712,076
Term B-1, 3 Month EURIBOR + 4.000%
4.000%(c)	02/07/25	EUR	2,918	3,239,352

				7,580,950

TOTAL BANK LOANS (cost $14,439,508)				14,025,706

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.3%
BANK,
Series 2017-BNK04, Class A3
3.362%	05/15/50		13,400	14,122,178
Series 2017-BNK05, Class A3
3.020%	06/15/60		24,420	25,014,292
Series 2017-BNK07, Class A4
3.175%	09/15/60		34,400	35,844,143

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Cantor Commercial Real Estate Lending,
Series 2019-CF03, Class A3
2.752%	01/15/53	6,800	$6,814,550
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50	16,000	16,628,130
CFCRE Commercial Mortgage Trust,
Series 2016-C06, Class A2
2.950%	11/10/49	17,000	17,415,024
Series 2017-C08, Class A3
3.305%	06/15/50	19,400	20,285,106
CGMS Commercial Mortgage Trust,
Series 2017-B01, Class A3
3.197%	08/15/50	22,300	23,201,402
Citigroup Commercial Mortgage Trust,
Series 2015-GC31, Class A3
3.497%	06/10/48	8,000	8,413,060
Commercial Mortgage Trust,
Series 2014-CR20, Class A3
3.326%	11/10/47	6,000	6,256,600
Series 2014-UBS02, Class A5
3.961%	03/10/47	5,577	5,919,852
Series 2014-UBS04, Class A3
3.430%	08/10/47	5,900	6,016,823
Series 2014-UBS06, Class A4
3.378%	12/10/47	1,600	1,668,368
Series 2015-CR25, Class A3
3.505%	08/10/48	13,784	14,354,540
Series 2015-CR26, Class A3
3.359%	10/10/48	3,000	3,132,642
Series 2015-CR26, Class A4
3.630%	10/10/48	5,000	5,300,746
Series 2015-CR27, Class A3
3.349%	10/10/48	20,050	20,960,130
Series 2015-DC01, Class A4
3.078%	02/10/48	5,000	5,149,958
Series 2015-LC21, Class A3
3.445%	07/10/48	7,000	7,336,773
Series 2015-LC23, Class A3
3.521%	10/10/48	20,000	21,105,153
Series 2016-COR01, Class A3
2.826%	10/10/49	11,000	11,188,619
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3
3.231%	06/15/57	7,731	7,977,379
Series 2015-C03, Class A3
3.447%	08/15/48	7,000	7,295,793
Series 2017-CX10, Class A4
3.191%	11/15/50	13,000	13,511,415
DBJPM Mortgage Trust,
Series 2016-C03, Class A4
2.632%	08/10/49	10,900	10,974,999
Fannie Mae-Aces,
Series 2015-M08, Class AB2
2.829%(cc)	01/25/25	2,031	2,081,097
Series 2015-M17, Class A2
2.934%(cc)	11/25/25	9,500	9,833,524

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-M01, Class A2
2.417%(cc)	10/25/26	13,826	$13,987,911
Series 2017-M04, Class A2
2.586%(cc)	12/25/26	25,500	26,125,455
Series 2018-M04, Class A2
3.045%(cc)	03/25/28	15,400	16,142,500
FHLMC Multifamily Structured Pass-Through Certificates,
Series K008, Class X1, IO
1.479%(cc)	06/25/20	10,452	13,834
Series K025, Class X1, IO
0.820%(cc)	10/25/22	11,949	219,811
Series K052, Class X1, IO
0.661%(cc)	11/25/25	106,799	3,362,792
Series K055, Class X1, IO
1.364%(cc)	03/25/26	32,046	2,259,660
Series K058, Class X1, IO
0.927%(cc)	08/25/26	202,500	10,499,799
Series K075, Class AM
3.650%(cc)	02/25/28	12,725	13,735,135
Series W5FX, Class AFX
3.214%(cc)	04/25/28	8,650	9,167,926
GS Mortgage Securities Trust,
Series 2015-GC34, Class A3
3.244%	10/10/48	8,300	8,620,545
Series 2015-GS01, Class A2
3.470%	11/10/48	20,000	21,018,511
Series 2017-GS06, Class A2
3.164%	05/10/50	15,500	16,111,672
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class A3
3.669%	04/15/47	6,240	6,434,042
Series 2014-C21, Class A4
3.493%	08/15/47	3,782	3,937,683
Series 2014-C25, Class A4A1
3.408%	11/15/47	7,000	7,300,410
Series 2015-C28, Class A2
2.773%	10/15/48	719	718,883
Series 2015-C28, Class A4
3.227%	10/15/48	4,700	4,873,994
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP06, Class A4
3.224%	07/15/50	19,500	20,302,285
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46	3,058	3,101,235
LCCM,
Series 2017-LC26, Class A4, 144A
3.551%	07/12/50	8,050	8,469,593
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class A4
3.338%	03/15/48	11,325	11,798,848
Series 2015-C23, Class A3
3.451%	07/15/50	6,800	7,124,484
Series 2015-C26, Class A4
3.252%	10/15/48	28,000	29,081,583
Series 2017-C33, Class A4
3.337%	05/15/50	50,000	52,501,447

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust,
Series 2017-H01, Class A4
3.259%	06/15/50		25,000	$26,055,862
Series 2017-H01, Class XB, IO
0.729%(cc)	06/15/50		175,741	8,208,335
UBS Commercial Mortgage Trust,
Series 2017-C03, Class ASB
3.215%	08/15/50		15,001	15,569,449
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A3
2.533%	12/10/45		5,253	5,248,790
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50		1,420	1,471,392
Series 2015-LC20, Class A4
2.925%	04/15/50		5,000	5,123,529
Series 2015-NXS01, Class A4
2.874%	05/15/48		7,500	7,657,410
Series 2015-NXS04, Class A3
3.452%	12/15/48		16,700	17,420,588
Series 2016-BNK01, Class A2
2.399%	08/15/49		19,500	19,423,859
Series 2016-C37, Class A4
3.525%	12/15/49		5,100	5,403,591
Series 2016-LC24, Class A3
2.684%	10/15/49		14,500	14,655,145
Series 2017-C38, Class A4
3.190%	07/15/50		17,500	18,219,077
Series 2017-C39, Class ASB
3.212%	09/15/50		11,915	12,364,778
Series 2017-C41, Class A3
3.210%	11/15/50		25,000	26,022,356
WFRBS Commercial Mortgage Trust,
Series 2013-C13, Class A3
2.749%	05/15/45		2,498	2,534,211

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $786,277,245)				810,090,706

CORPORATE BONDS — 7.4%
Aerospace & Defense — 0.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.750%	02/01/50	(a)	5,820	6,171,355
3.950%	08/01/59		5,210	5,566,474
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	03/15/25		6,500	6,707,587
7.875%	04/15/27		3,500	3,606,135
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
3.832%	04/27/25		420	447,921

				22,499,472

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture — 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24		14,235	$14,550,196
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
6.875%	05/01/20		5,250	5,333,517

				19,883,713

Airlines — 0.1%
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23		1,100	1,157,909
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		618	673,046
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20		6,935	6,940,478
3.400%	04/19/21		4,890	4,955,075
United Airlines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.450%	06/01/29	(a)	1,529	1,594,527
US Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27		1,859	1,952,977

				17,274,012

Auto Manufacturers — 0.3%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%
2.411%(c)	04/12/21		1,780	1,782,514
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
3.350%	05/04/21		7,230	7,345,657
Ford Motor Co.,
Sr. Unsec’d. Notes
5.291%	12/08/46		140	132,975
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.336%	03/18/21		7,585	7,637,915
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23	(a)	6,070	6,533,368
5.150%	04/01/38		790	814,944
6.250%	10/02/43		1,860	2,073,540
General Motors Financial Co., Inc.,
Gtd. Notes
3.200%	07/06/21		4,470	4,528,124
3.700%	11/24/20		15,120	15,302,311

				46,151,348

Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26		1,040	932,802

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Parts & Equipment (continued)
Adient US LLC,
Sr. Sec’d. Notes, 144A
7.000%	05/15/26	(a)	2,210	$2,408,427
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.500%	04/01/27	(a)	3,000	3,114,423
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, 144A, Cash coupon 4.750% or PIK 5.500%
4.750%	09/15/26	(a)	530	539,608
Lear Corp.,
Sr. Unsec’d. Notes
5.250%	01/15/25		1,770	1,819,264

				8,814,524

Banks — 2.2%
Australia & New Zealand Banking Group Ltd./United Kingdom (Australia),
Jr. Sub. Notes, 144A
6.750%(ff)	—	(a)(rr)	735	838,664
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
3.121%(c)	04/12/23		1,600	1,611,333
Sr. Unsec’d. Notes
3.125%	02/23/23		3,600	3,671,971
3.848%	04/12/23		2,600	2,712,360
Bank of America Corp.,
Jr. Sub. Notes, Series DD
6.300%(ff)	—	(a)(rr)	1,700	1,970,178
Jr. Sub. Notes, Series JJ
5.125%(ff)	—	(rr)	2,260	2,384,257
Jr. Sub. Notes, Series U
5.200%(ff)	—	(a)(rr)	1,260	1,317,650
Jr. Sub. Notes, Series Z
6.500%(ff)	—	(rr)	420	476,888
Sr. Unsec’d. Notes
3.004%(ff)	12/20/23		4,037	4,129,918
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23		4,000	4,140,245
3.593%(ff)	07/21/28		3,750	3,977,976
Sr. Unsec’d. Notes, MTN
3.824%(ff)	01/20/28		16,976	18,228,341
3.974%(ff)	02/07/30		2,620	2,873,598
4.000%	04/01/24	(a)	1,380	1,475,672
4.078%(ff)	04/23/40		5,740	6,515,127
Sub. Notes
6.110%	01/29/37		3,080	4,155,492
Sub. Notes, Series L, MTN
3.950%	04/21/25		17,905	19,081,309
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F
4.625%(ff)	—	(rr)	8,595	9,049,395
Barclays Bank PLC (United Kingdom),
Sub. Notes, 144A
10.179%	06/12/21		6,700	7,438,839
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	(a)	1,310	1,369,343
3.684%	01/10/23		1,415	1,450,382

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
4.950%	01/10/47	(a)	440	$516,026
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		7,740	8,726,578
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
4.400%	08/14/28		935	1,037,943
Capital One NA,
Sr. Unsec’d. Notes
2.250%	09/13/21		2,575	2,585,837
2.950%	07/23/21		2,000	2,028,872
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	08/01/23		500	537,588
Citigroup, Inc.,
Jr. Sub. Notes
5.900%(ff)	—	(rr)	2,500	2,654,545
Jr. Sub. Notes, Series D
5.350%(ff)	—	(a)(rr)	670	696,210
Jr. Sub. Notes, Series P
5.950%(ff)	—	(a)(rr)	8,500	9,282,923
Jr. Sub. Notes, Series Q
5.950%(ff)	—	(rr)	10,570	10,779,580
Sr. Unsec’d. Notes
2.750%	04/25/22		2,655	2,693,171
3.200%	10/21/26		3,340	3,463,014
3.700%	01/12/26		2,365	2,519,161
3.887%(ff)	01/10/28	(a)	1,810	1,948,365
8.125%	07/15/39		1,110	1,844,072
Sub. Notes
3.875%	03/26/25		4,735	5,008,819
4.450%	09/29/27		6,010	6,617,517
4.750%	05/18/46		180	215,254
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
3.950%	11/09/22	(a)	2,595	2,711,490
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.750%	04/24/23		8,500	8,885,052
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.450%	04/16/21		3,610	3,669,303
3.750%	03/26/25		600	635,713
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%
3.192%(c)	02/04/21		4,100	4,102,091
Sr. Unsec’d. Notes
4.250%	02/04/21		3,775	3,837,706
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21		3,640	3,677,220
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		3,300	3,444,667
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
1.625%	10/16/24		1,750	1,721,086
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		3,300	3,424,275

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
4.200%	08/08/23		2,675	$2,844,133
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M
5.375%(ff)	—	(rr)	3,765	3,804,513
Jr. Sub. Notes, Series P
5.000%(ff)	—	(a)(rr)	5,000	5,045,723
Sr. Unsec’d. Notes
2.875%	02/25/21		1,151	1,162,353
3.272%(ff)	09/29/25		5,541	5,738,845
3.625%	02/20/24		400	419,602
3.750%	02/25/26		660	700,814
3.814%(ff)	04/23/29	(a)	3,875	4,147,980
3.850%	01/26/27		1,920	2,042,237
5.750%	01/24/22		875	938,419
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.000%
2.936%(c)	07/24/23		2,320	2,342,321
Sr. Unsec’d. Notes, MTN
4.000%	03/03/24	(a)	410	437,096
Sr. Unsec’d. Notes, Series FRN, 3 Month LIBOR + 1.770%
3.680%(c)	02/25/21		2,920	2,970,244
Sub. Notes
5.150%	05/22/45		6,510	7,975,511
HSBC Bank USA NA,
Sub. Notes
4.875%	08/24/20		3,560	3,618,725
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.500%
3.543%(c)	01/05/22		2,735	2,788,421
Sr. Unsec’d. Notes
3.803%(ff)	03/11/25		750	787,201
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	—	(rr)	1,345	1,405,379
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
5.406%(c)	—	(rr)	807	814,431
Jr. Sub. Notes, Series Q
5.150%(ff)	—	(rr)	3,500	3,657,500
Jr. Sub. Notes, Series U
6.125%(ff)	—	(rr)	750	821,593
Jr. Sub. Notes, Series V, 3 Month LIBOR + 3.320%
5.419%(c)	—	(rr)	5,000	5,041,849
Jr. Sub. Notes, Series Z
5.300%(ff)	—	(rr)	3,505	3,537,339
Sr. Unsec’d. Notes
2.700%	05/18/23		8,885	9,060,774
2.950%	10/01/26		4,420	4,555,667
3.200%	01/25/23		1,420	1,469,584
3.509%(ff)	01/23/29		885	938,630
3.782%(ff)	02/01/28		14,000	15,058,013
3.900%	07/15/25		4,000	4,318,270
3.964%(ff)	11/15/48		2,975	3,358,394
4.260%(ff)	02/22/48		3,550	4,186,622
Sub. Notes
4.250%	10/01/27		2,580	2,854,816
Lloyds Bank PLC (United Kingdom),
Gtd. Notes
3.300%	05/07/21		10,000	10,179,801

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Gtd. Notes, 144A, MTN
5.800%	01/13/20		2,500	$2,502,628
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.907%(ff)	11/07/23		1,000	1,014,444
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
5.611%(c)	—	(rr)	1,175	1,183,178
Sr. Unsec’d. Notes
4.375%	01/22/47	(a)	570	681,228
Sr. Unsec’d. Notes, GMTN
3.750%	02/25/23		9,820	10,277,691
3.772%(ff)	01/24/29	(a)	3,230	3,472,830
3.875%	01/27/26		11,949	12,839,374
4.431%(ff)	01/23/30	(a)	9,580	10,824,472
5.500%	01/26/20	(a)	2,660	2,665,623
5.500%	07/28/21		3,225	3,396,307
Sr. Unsec’d. Notes, MTN
3.971%(ff)	07/22/38		610	678,355
Sub. Notes, MTN
4.100%	05/22/23		11,000	11,605,087
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.875%	09/12/23		10,920	11,428,519
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	03/28/24		3,000	3,146,154
State Street Corp.,
Jr. Sub. Notes, Series F
5.250%(ff)	—	(rr)	1,975	2,019,438
Truist Financial Corp.,
Sr. Unsec’d. Notes
2.700%	01/27/22		1,255	1,271,589
U.S. Bancorp,
Jr. Sub. Notes, Series I
5.125%(ff)	—	(a)(rr)	1,979	2,033,278
Jr. Sub. Notes, Series J
5.300%(ff)	—	(rr)	5,785	6,366,973
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.859%(ff)	08/15/23		4,080	4,140,197
3.000%	04/15/21		5,000	5,065,980

				413,769,161

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46		3,590	4,261,957
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.450%	01/23/39		4,490	5,635,932
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.551%	05/25/21		4,080	4,167,759

				14,065,648

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials — 0.0%
Griffon Corp.,
Gtd. Notes
5.250%	03/01/22		80	$80,388
Johnson Controls International PLC,
Sr. Unsec’d. Notes
3.750%	12/01/21		15	15,337
4.500%	02/15/47		305	329,369
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28		1,725	1,768,905
5.500%	02/15/23		200	203,256

				2,397,255

Chemicals — 0.1%
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43	(a)	975	1,020,350
5.375%	03/15/44		825	899,497
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
5.250%	11/15/41		1,000	1,168,997
Mexichem SAB de CV (Mexico),
Gtd. Notes
5.875%	09/17/44		786	829,320
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/23		878	935,671
5.450%	11/15/33		485	551,651
5.625%	11/15/43		1,155	1,364,618
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		2,500	2,577,526
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
4.875%	09/19/22		2,300	2,429,526
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22		2,700	2,788,760
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24		3,070	3,331,927

				17,897,843

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.800%	11/01/25		4,490	4,771,754
7.000%	10/15/37		1,780	2,504,612
Leland Stanford Junior University (The),
Unsec’d. Notes
3.647%	05/01/48		1,025	1,143,004
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116		1,050	1,150,811
4.678%	07/01/2114		1,300	1,648,884

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (continued)
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28	2,900	$3,020,561
5.250%	01/15/30	3,679	3,961,344
5.500%	05/15/27	600	643,632
5.875%	09/15/26	825	885,987

			19,730,589

Computers — 0.0%
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
5.875%	06/15/21	436	442,863
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
3.600%	10/15/20	270	273,001

			715,864

Diversified Financial Services — 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
4.500%	05/15/21	1,980	2,044,285
American Express Co.,
Jr. Sub. Notes, Series C
4.900%(ff)	—(a)(rr)	580	582,854
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.450%	04/30/21	16,485	16,778,573
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24	1,325	1,395,793
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	2,745	2,905,575
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23	950	1,007,882
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes
7.390%	12/02/24	1,005	1,247,513
Synchrony Financial,
Sr. Unsec’d. Notes
2.700%	02/03/20	500	500,062

			26,462,537

Electric — 0.6%
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.950%	06/01/28	2,745	2,991,372
Ameren Illinois Co.,
Sr. Sec’d. Notes
4.150%	03/15/46	1,235	1,410,465
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
4.250%	09/15/48	2,550	2,893,401
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37	2,565	3,454,748

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Caledonia Generating LLC,
Sr. Sec’d. Notes, 144A
1.950%	02/28/22	1,203	$1,197,370
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26(a)	6,020	6,273,667
Sr. Unsec’d. Notes
5.750%	01/15/25	2,875	2,956,734
Sr. Unsec’d. Notes,144A
5.125%	03/15/28	2,500	2,549,196
Commonwealth Edison Co.,
First Mortgage
4.350%	11/15/45	1,365	1,591,352
Consumers Energy Co.,
First Mortgage
4.050%	05/15/48	5,980	6,870,976
Enel SpA (Italy),
Jr. Sub. Notes, 144A
8.750%(ff)	09/24/73	900	1,057,501
Entergy Louisiana LLC,
Sec’d. Notes
4.000%	03/15/33	2,260	2,542,950
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, 144A,MTN
6.350%	08/10/28	2,115	2,270,641
Sr. Unsec’d. Notes,144A
5.750%	01/26/21	5,600	5,613,281
7.125%	02/11/25	1,725	1,769,364
Sr. Unsec’d. Notes, 144A,MTN
6.750%	08/06/23	400	408,225
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22	1,685	1,728,859
Sr. Unsec’d. Notes
2.450%	04/15/21	553	555,440
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes,144A
5.450%	07/15/44	490	613,144
Hydro-Quebec (Canada),
Gov’t. Gtd. Notes, Series HE
8.625%	06/15/29	900	1,339,575
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A,GMTN
4.250%	08/14/28	2,875	3,126,514
Mexico Generadora de Energia S de rl (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	12/06/32(a)	1,850	2,002,859
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	5,310	5,677,786
Northern States Power Co.,
First Mortgage
3.600%	09/15/47	7,750	8,276,689
NRG Energy, Inc.,
Gtd. Notes, 144A
5.250%	06/15/29	950	1,030,274

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
PECO Energy Co.,
First Mortgage
3.150%	10/15/25		3,500	$3,660,626
3.700%	09/15/47		2,400	2,577,421
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A
3.250%	03/15/28		1,495	1,533,638
PPL Capital Funding, Inc.,
Gtd. Notes
4.000%	09/15/47		5,090	5,190,932
5.000%	03/15/44		2,610	3,009,830
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	(a)	4,945	5,431,100
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47		6,165	6,470,125
Southern Co. (The),
Jr. Sub. Notes, Series B
5.500%(ff)	03/15/57	(a)	342	359,211
Sr. Unsec’d. Notes
2.950%	07/01/23		4,595	4,713,055
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A
3.500%	03/15/27		8,320	8,875,569
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	(a)	1,570	1,643,121

				113,667,011

Electronics — 0.0%
Fortive Corp.,
Sr. Unsec’d. Notes
2.350%	06/15/21		590	591,535
Jabil, Inc.,
Sr. Unsec’d. Notes
5.625%	12/15/20		5,400	5,569,162

				6,160,697

Engineering & Construction — 0.1%
AECOM,
Gtd. Notes
5.125%	03/15/27		2,600	2,794,932
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		1,500	1,534,695
4.250%	10/31/26		674	704,895
5.500%	07/31/47		4,065	4,198,791

				9,233,313

Entertainment — 0.0%
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.875%	11/15/26	(a)	1,425	1,285,506

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Entertainment (continued)
Eldorado Resorts, Inc.,
Gtd. Notes
7.000%	08/01/23			973	$1,014,085

					2,299,591

Foods — 0.1%
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25			1,230	1,275,974
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29			810	903,368
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30			200	214,889
Kraft Heinz Foods Co.,
Gtd. Notes
3.500%	07/15/22	(a)		4,005	4,122,480
Gtd. Notes, 144A
4.625%	10/01/39			850	883,682
4.875%	10/01/49			10,205	10,724,693
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/44			3,255	3,644,692

					21,769,778

Gas — 0.0%
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.600%	12/15/44			85	94,512
NiSource, Inc.,
Sr. Unsec’d. Notes
3.950%	03/30/48			5,540	5,792,630
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43			1,200	1,307,785

					7,194,927

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.900%	11/30/46			225	294,375
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39		EU	R4,460	4,734,275
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31		EUR	600	738,387
2.250%	03/07/39		EUR	1,005	1,281,794
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39		EUR	2,150	2,279,729
1.875%	10/01/49		EUR	1,430	1,487,632

					10,816,192

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services — 0.2%
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.625%	02/15/23	(a)	1,190	$1,210,330
Aetna, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/42		1,318	1,409,877
Baylor Scott & White Holdings,
Unsec’d. Notes
4.185%	11/15/45		925	1,032,973
CHS/Community Health Systems, Inc.,
Sec’d. Notes, 144A
8.125%	06/30/24		174	142,537
Fresenius Medical Care U.S. Finance II, Inc. (Germany),
Gtd. Notes, 144A
4.125%	10/15/20		885	893,288
Hackensack Meridian Health, Inc.,
Sr. Unsec’d. Notes
4.500%	07/01/57		600	698,763
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	(a)	10,880	12,040,558
Sr. Sec’d. Notes
4.750%	05/01/23		1,000	1,070,833
Mayo Clinic,
Unsec’d. Notes, Series 2016
4.128%	11/15/52		1,630	1,846,848
New York and Presbyterian Hospital (The),
Unsec’d. Notes
3.954%	08/01/2119		4,560	4,547,602
NYU Langone Hospitals,
Sec’d. Notes
4.368%	07/01/47	(a)	9,675	10,999,503
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
5.750%	01/30/40		1,126	1,303,247
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
5.125%	11/01/27		2,010	2,122,551
Sr. Unsec’d. Notes
6.750%	06/15/23	(a)	2,300	2,528,903
8.125%	04/01/22	(a)	1,100	1,216,141
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	06/01/26	(a)	1,015	1,069,588

				44,133,542

Home Builders — 0.0%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada),
Gtd. Notes, 144A
6.250%	09/15/27		1,115	1,182,431
PulteGroup, Inc.,
Gtd. Notes
5.000%	01/15/27	(a)	2,100	2,288,939
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27		1,620	1,780,135

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Home Builders (continued)
William Lyon Homes, Inc.,
Gtd. Notes
7.000%	08/15/22			439	$439,480
Gtd. Notes, 144A
6.625%	07/15/27			1,900	2,052,004

					7,742,989

Household Products/Wares — 0.0%
Spectrum Brands, Inc.,
Gtd. Notes, 144A
4.000%	10/01/26		EUR	2,000	2,371,166

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
3.850%	04/01/23			7,518	7,813,933

Insurance — 0.2%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.375%	01/15/55			1,125	1,233,827
6.250%	05/01/36			3,700	4,931,481
Arch Capital Finance LLC,
Gtd. Notes
5.031%	12/15/46			950	1,184,421
Arch Capital Group US, Inc.,
Gtd. Notes
5.144%	11/01/43			2,915	3,563,923
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24		EUR	2,200	2,599,730
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50			5,900	6,177,878
Lincoln National Corp.,
Sr. Unsec’d. Notes
7.000%	06/15/40			1,625	2,320,900
Markel Corp.,
Sr. Unsec’d. Notes
4.150%	09/17/50			1,660	1,709,719
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.625%	09/30/59			596	597,238
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	(a)		4,300	4,884,735
4.900%	09/15/44			1,375	1,694,151

					30,898,003

Lodging — 0.0%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sr. Sec’d. Notes, 144A
6.750%	11/15/21			106	107,977
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26	(a)		1,000	1,056,756

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (continued)
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.125%	08/08/25		1,500	$1,652,488

				2,817,221

Machinery-Diversified — 0.0%
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.800%	12/15/21	(a)	525	532,511

Media — 0.4%
AMC Networks, Inc.,
Gtd. Notes
5.000%	04/01/24		3,850	3,932,287
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.750%	03/01/30		880	897,508
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.800%	03/01/50		4,250	4,485,035
5.375%	05/01/47		2,575	2,894,242
6.384%	10/23/35		3,945	4,979,428
6.484%	10/23/45		4,485	5,598,577
Clear Channel Worldwide Holdings, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	08/15/27		1,600	1,665,417
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22		3,440	4,158,427
Comcast Corp.,
Gtd. Notes
3.450%	02/01/50		2,860	2,924,750
4.200%	08/15/34		3,000	3,448,955
4.250%	10/15/30		2,025	2,317,444
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24		14,630	15,037,477
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sr. Sec’d. Notes, 144A
5.375%	08/15/26		2,905	2,943,381
Discovery Communications LLC,
Gtd. Notes
5.000%	09/20/37		1,265	1,430,275
DISH DBS Corp.,
Gtd. Notes
7.750%	07/01/26	(a)	675	715,411
NBCUniversal Media LLC,
Gtd. Notes
2.875%	01/15/23	(a)	1,250	1,284,004
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23	(a)	1,740	1,738,859
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/44		685	795,347

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (continued)
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22			1,000	$1,056,357
Gtd. Notes, 144A
5.375%	06/15/24			1,395	1,533,999
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.000%	04/15/27		GBP	5,200	7,308,953

					71,146,133

Mining — 0.0%
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes
5.950%	10/15/39			3,000	3,805,274
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes, 144A
6.250%(ff)	10/19/75			2,025	2,083,265

					5,888,539

Multi-National — 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21	(a)		5,960	5,944,797
2.200%	07/18/20	(a)		2,515	2,514,405
2.750%	01/06/23			1,600	1,615,468
3.250%	02/11/22			1,175	1,196,378
Inter-American Development Bank (Supranational Bank),
Notes
6.800%	10/15/25			3,000	3,735,514
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.400%	10/26/22			4,700	4,734,760
4.375%	02/11/20			5,200	5,215,758

					24,957,080

Oil & Gas — 0.5%
Antero Resources Corp.,
Gtd. Notes
5.375%	11/01/21			4,000	3,812,119
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.000%	11/01/26			800	639,210
10.000%	04/01/22			525	521,767
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.450%	06/30/33			3,495	4,475,376
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.250%	06/15/37			3,985	4,400,713
Concho Resources, Inc.,
Gtd. Notes
4.875%	10/01/47			815	942,561
Continental Resources, Inc.,
Gtd. Notes
5.000%	09/15/22			715	720,506

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41			1,560	$1,899,190
Encana Corp. (Canada),
Gtd. Notes
6.500%	08/15/34			1,000	1,178,216
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.950%	07/19/22			900	952,576
6.510%	03/07/22			1,100	1,194,960
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
4.650%	03/15/25	(a)		4,395	4,794,597
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes
6.800%	09/15/37			2,450	3,141,880
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25			2,325	2,545,679
4.750%	04/19/27			900	988,504
Nabors Industries, Inc.,
Gtd. Notes
5.000%	09/15/20			65	65,491
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44			690	766,385
5.250%	11/15/43			690	777,461
6.000%	03/01/41			1,420	1,703,493
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.264%(s)	10/10/36			3,000	1,507,507
6.950%	07/01/24			3,500	4,115,372
7.500%	05/01/31			2,450	3,188,440
Petrobras Global Finance BV (Brazil),
Gtd. Notes
4.750%	01/14/25		EUR	310	400,713
6.625%	01/16/34		GBP	1,280	2,037,857
6.900%	03/19/49			1,765	2,072,532
7.375%	01/17/27			3,865	4,714,555
Gtd. Notes, 144A
5.093%	01/15/30			1,559	1,671,981
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.500%	01/23/26	(a)		975	969,803
4.750%	02/26/29		EUR	4,700	5,593,649
5.500%	01/21/21			1,750	1,797,993
6.350%	02/12/48			1,902	1,835,657
6.500%	03/13/27			5,610	5,938,504
6.500%	01/23/29	(a)		200	210,179
Gtd. Notes, 144A
6.490%	01/23/27			1,615	1,722,314
6.840%	01/23/30	(a)		200	213,760
7.690%	01/23/50			5,077	5,543,033
Gtd. Notes, EMTN
2.750%	04/21/27		EUR	2,400	2,579,363
4.875%	02/21/28		EUR	5,360	6,449,680

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Gtd. Notes, MTN
6.750%	09/21/47		4,003	$4,026,736
6.875%	08/04/26		810	890,749
Range Resources Corp.,
Gtd. Notes
5.000%	08/15/22		150	146,980
5.000%	03/15/23	(a)	2,575	2,372,755
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
6.500%	06/15/38		1,403	1,948,964
6.800%	05/15/38		1,330	1,893,782
6.850%	06/01/39	(a)	405	584,277
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	03/23/21		475	470,462

				100,418,281

Oil & Gas Services — 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28		6,297	6,694,690
4.000%	12/21/25	(a)	413	445,019

				7,139,709

Packaging & Containers — 0.0%
WestRock RKT LLC,
Gtd. Notes
4.900%	03/01/22		1,750	1,843,720

Pharmaceuticals — 0.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.900%	11/06/22		1,825	1,862,361
3.600%	05/14/25		1,505	1,588,906
4.500%	05/14/35		2,530	2,841,206
4.700%	05/14/45		4,190	4,677,682
Sr. Unsec’d. Notes, 144A
4.250%	11/21/49		13,255	14,025,938
Allergan Funding SCS,
Gtd. Notes
3.450%	03/15/22		2,533	2,591,036
4.550%	03/15/35		1,830	1,974,174
Allergan Sales LLC,
Gtd. Notes, 144A
4.875%	02/15/21		2,122	2,170,668
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
7.000%	01/15/28		840	928,831
Sr. Unsec’d. Notes, 144A
5.000%	01/30/28		500	512,986
5.250%	01/30/30		500	517,927
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
4.125%	06/15/39		1,375	1,582,214
4.250%	10/26/49		4,490	5,322,244
5.000%	08/15/45		3,405	4,356,714

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28	7,270	$8,065,658
Gtd. Notes, 144A
3.400%	03/01/27	5,925	6,149,054
CVS Health Corp.,
Sr. Unsec’d. Notes
3.875%	07/20/25	5,696	6,070,803
4.780%	03/25/38	1,635	1,855,475
5.050%	03/25/48	3,655	4,326,029
5.125%	07/20/45	1,750	2,068,187
5.300%	12/05/43	430	514,974
EMD Finance LLC (Germany),
Gtd. Notes, 144A
2.950%	03/19/22	7,500	7,617,560
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48	7,000	7,798,062
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.400%	09/23/21	13,690	13,766,982

			103,185,671

Pipelines — 0.2%
Energy Transfer Operating LP,
Gtd. Notes
4.950%	06/15/28	3,815	4,181,696
5.875%	01/15/24	1,300	1,438,364
7.500%	10/15/20	400	415,994
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.400%	04/01/24	600	582,031
5.600%	04/01/44	350	283,591
Enterprise Products Operating LLC,
Gtd. Notes
6.125%	10/15/39	1,000	1,309,005
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes,144A
6.375%	03/30/38	1,644	1,789,272
Kinder Morgan, Inc.,
Gtd. Notes
5.550%	06/01/45	685	817,808
Gtd. Notes, 144A
5.625%	11/15/23	7,350	8,138,967
MPLX LP,
Sr. Unsec’d. Notes
5.200%	03/01/47	290	312,689
NGPL PipeCo LLC,
Sr. Unsec’d. Notes,144A
4.375%	08/15/22	1,035	1,074,214
ONEOK Partners LP,
Gtd. Notes
3.375%	10/01/22	2,874	2,949,804
6.850%	10/15/37	3,550	4,536,819
ONEOK, Inc.,
Gtd. Notes
4.950%	07/13/47	1,700	1,859,059

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.605%	02/15/25		1,250	$1,306,418
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.900%	02/15/45		3,000	2,983,755
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48		395	342,691
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	09/15/25		1,920	2,035,108
4.900%	01/15/45		700	754,170
5.100%	09/15/45		1,200	1,330,669
5.400%	03/04/44		3,260	3,660,785

				42,102,909

Real Estate Investment Trusts (REITs) — 0.2%
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.400%	02/15/21		2,000	2,028,316
Digital Realty Trust LP,
Gtd. Notes
3.950%	07/01/22		1,000	1,041,903
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26		410	453,676
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26		4,150	4,367,749
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.325%	03/24/25		EUR 4,225	5,228,138
3.692%	06/05/28		GBP 3,900	5,304,222
5.000%	10/15/27		550	584,534
5.250%	08/01/26		285	301,050
5.500%	05/01/24	(a)	341	350,232
SBA Tower Trust,
Asset-Backed, 144A
2.877%	07/15/46		1,505	1,508,653
Ventas Realty LP,
Gtd. Notes
3.125%	06/15/23		1,640	1,684,820
WEA Finance LLC/Westfield UK & Europe Finance PLC (France),
Gtd. Notes, 144A
3.250%	10/05/20		5,425	5,460,532

				28,313,825

Retail — 0.1%
Dollar Tree, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
2.702%(c)	04/17/20		4,035	4,034,867
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.250%	10/30/25		EUR 2,200	2,611,908

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Retail (continued)
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24			1,160	$1,200,153
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23	(a)		1,200	1,292,334
6.750%	07/01/36			1,070	937,167
6.875%	11/01/35			1,560	1,400,879
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)		4,435	4,641,270

					16,118,578

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.000%	01/15/22			4,700	4,769,360
Broadcom, Inc.,
Gtd. Notes, 144A
3.125%	04/15/21			3,365	3,405,349
3.125%	10/15/22			2,585	2,635,372

					10,810,081

Software — 0.1%
IQVIA, Inc.,
Gtd. Notes, 144A
2.250%	01/15/28		EUR	3,400	3,937,728
Microsoft Corp.,
Sr. Unsec’d. Notes
3.950%	08/08/56			1,155	1,360,870
4.100%	02/06/37			8,345	9,845,653
4.500%	02/06/57			1,020	1,318,580

					16,462,831

Telecommunications — 0.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.600%	07/15/25			3,870	4,093,300
3.800%	02/15/27			15	16,048
3.875%	01/15/26			1,550	1,660,852
4.050%	12/15/23			7,530	8,060,825
4.300%	02/15/30			925	1,027,618
4.500%	05/15/35			2,715	3,023,813
4.550%	03/09/49			1,325	1,468,747
4.850%	03/01/39			12,215	14,091,362
4.900%	08/15/37			418	482,351
5.250%	03/01/37			3,230	3,859,458
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27	(a)		480	446,275
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36			2,000	2,117,237
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27			790	796,347

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Qwest Corp.,
Sr.Unsec’d. Notes
6.750%	12/01/21		2,800	$3,013,527
Sprint Communications, Inc.,
Sr.Unsec’d. Notes
6.000%	11/15/22	(a)	2,175	2,284,463
7.000%	08/15/20		625	640,421
Sprint Corp.,
Gtd. Notes
7.875%	09/15/23	(a)	2,335	2,578,783
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23		816	824,072
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.016%	12/03/29		550	614,512
4.500%	08/10/33		4,585	5,356,183
4.522%	09/15/48		1,625	1,941,869

				58,398,063

Transportation — 0.0%
Kansas City Southern de Mexico SA de CV,
Gtd. Notes
3.000%	05/15/23		1,785	1,789,338
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34		220	254,468

				2,043,806

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.300%	04/01/21		5,490	5,565,329

TOTAL CORPORATE BONDS (cost $1,291,701,302)				1,371,507,395

MUNICIPAL BONDS — 0.3%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32		555	614,740

California — 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49		1,330	2,025,178
Taxable, Revenue Bonds
2.574%	04/01/31		5,935	5,896,422
City of Los Angeles Department of Airports,
Taxable, Revenue Bonds, BABs
6.582%	05/15/39		4,685	6,232,034
Los Angeles Department of Water,
Taxable, Revenue Bonds, BABs, Series C
6.008%	07/01/39		1,850	2,417,358
University of California,
Taxable, Revenue Bonds, Series AP
3.931%	05/15/45		340	364,079

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (continued)
Taxable, Revenue Bonds, Series AQ
4.767%	05/15/2115	850	$1,030,718
Taxable, Revenue Bonds, Series J
4.131%	05/15/45	360	397,278

			18,363,067

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	955	1,387,128

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds, Series A
4.814%	10/01/2114	550	706,525

Illinois — 0.1%
State of Illinois,
General Obligation Unlimited, Series D
5.000%	11/01/22	11,855	12,788,581

New York — 0.0%
New York State Urban Development Corp.,
Taxable, Revenue Bonds, BABs
5.838%	03/15/40	2,000	2,530,740

North Carolina — 0.1%
North Carolina State Education Assistance Authority,
Taxable, Revenue Bonds, 3 Month LIBOR + 0.800%
2.740%(c)	07/25/36	9,900	9,815,652

Ohio — 0.0%
American Municipal Power, Inc.,
Taxable, Revenue Bonds, BABs, Series B
8.084%	02/15/50	265	452,003

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs
6.105%	12/01/39	1,035	1,388,484
Revenue Bonds, BABs, Series B
5.511%	12/01/45	1,815	2,413,133

			3,801,617

Virginia — 0.0%
University of Virginia,
Taxable, Revenue
4.179%	09/01/2117	1,925	2,248,284

TOTAL MUNICIPAL BONDS (cost $50,387,093)			52,708,337

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.1%
Banc of America Funding Corp.,
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190%
1.982%(c)	03/27/36	1,712	1,693,483
Banc of America Funding Trust,
Series 2015-R04, Class 4A1, 144A
3.500%(cc)	01/27/30	457	456,475
Series 2015-R09, Class 1A1, 144A
3.047%(cc)	12/26/46	5,898	5,836,566

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Bellemeade Re Ltd. (Bermuda),
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
3.492%(c)	10/25/27	774	$776,081
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.392%(c)	04/25/28	3,666	3,671,480
Series 2019-02A, Class M1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.792%(c)	04/25/29	1,977	1,976,608
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
3.242%(c)	04/25/29	2,090	2,091,190
BVRT Financing Trust,
Series 2019-01, Class F, 144A
3.865%	09/15/21^	27,372	27,372,434
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.281%(c)	11/01/23	6,800	6,799,997
Series 2019-01, Class A1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.205%(c)	04/25/24	7,000	7,067,628
Series 2019-02, Class PT, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.292%(c)	04/25/23	4,470	4,470,274
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.709%(c)	12/25/57	2,530	2,550,437
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.709%(c)	01/25/57	4,371	4,456,388
Series 2017-06, Class A1, 144A
3.015%(cc)	06/25/57	7,021	7,020,823
Series 2017-08, Class A1, 144A
3.000%(cc)	12/25/65	9,727	9,720,827
Credit Suisse Mortgage Trust,
Series 2019-06R, Class 1A1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.094%(c)	10/25/46	4,585	4,594,821
Eagle Re Ltd. (Bermuda),
Series 2019-01, Class M1A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.042%(c)	04/25/29	599	599,108
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
3.592%(c)	04/25/29	1,030	1,031,446
Fannie Mae Connecticut Avenue Securities,
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
3.242%(c)	01/25/29	9	8,578
Fannie Mae REMICS,
Series 2012-134, Class IL, IO
3.500%	12/25/32	698	80,894

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac REMICS,
Series 4777, Class CB
3.500%	10/15/45	32,040	$32,830,365
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN04, Class M3, 1 Month LIBOR + 4.550% (Cap N/A, Floor 0.000%)
6.342%(c)	10/25/24	519	557,234
Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)
5.092%(c)	10/25/27	5,050	5,382,644
Series 2016-DNA04, Class M2, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.092%(c)	03/25/29	974	976,117
Series 2016-HQA02, Class M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 0.000%)
4.042%(c)	11/25/28	609	610,767
Series 2016-HQA03, Class M2, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
3.142%(c)	03/25/29	1,203	1,207,846
Series 2016-HQA04, Class M2, 1 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
3.092%(c)	04/25/29	2,732	2,738,505
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
4.442%(c)	01/25/49	60	61,036
GS Mortgage-Backed Securities Trust,
Series 2019-SL01, Class A1, 144A
2.625%(cc)	01/25/59	17,018	16,876,864
GSMSC Resecuritization Trust,
Series 2015-03R, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	10/26/36	2,343	2,304,288
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	10/26/36	1,600	1,520,706
HarborView Mortgage Loan Trust,
Series 2005-01, Class 2A1A, 1 Month LIBOR + 0.540% (Cap 10.500%, Floor 0.270%)
2.304%(c)	03/19/35	1,925	1,852,314
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
3.442%(c)	05/25/29	242	242,165
Impac Secured Assets Trust,
Series 2006-01, Class 2A2, 1 Month LIBOR + 0.410% (Cap 11.500%, Floor 0.410%)
2.202%(c)	05/25/36	283	273,263
Series 2006-02, Class 2M1, 1 Month LIBOR + 0.500% (Cap 11.500%, Floor 0.500%)
2.292%(c)	08/25/36	790	777,499
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
3.281%(c)	04/01/24	1,682	1,677,842
MetLife Securitization Trust,
Series 2018-01A, Class A, 144A
3.750%(cc)	03/25/57	1,560	1,619,837

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust,
Series 2018-01A, Class A1A, 144A
4.000%(cc)	12/25/57		6,115	$6,335,602
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.192%(c)	07/25/29		387	387,355
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)
2.442%(c)	06/25/57		5,234	5,205,842
Park Avenue Funding Trust,
Series 2019-03, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 1.500%)
4.542%(c)	01/27/21		2,466	2,465,101
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
3.192%(c)	03/25/28		2,388	2,388,351
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)
4.492%(c)	03/25/28		2,810	2,819,172
Series 2019-02, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
2.992%(c)	06/25/29		141	141,004
STACR Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	09/25/48		486	486,378
Towd Point Mortgage Funding PLC (United Kingdom),
Series 2017-A11A, Class A1, 144A, 3 Month GBP LIBOR + 0.850% (Cap N/A, Floor 0.000%)
1.652%(c)	05/20/45	GBP	9,436	12,503,592
Series 2018-A12A, Class A, 144A, 3 Month GBP LIBOR + 0.800%
1.602%(c)	02/20/45	GBP	4,905	6,466,881
WaMu Mortgage Pass-Through Certificates Series Trust,
Series 2004-AR08, Class A1, 1 Month LIBOR + 0.420% (Cap 10.500%, Floor 0.420%)
2.212%(c)	06/25/44		1,475	1,463,384

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $201,270,221)				204,447,492

SOVEREIGN BONDS — 1.2%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
4.625%	01/11/23		7,170	3,568,337
6.875%	04/22/21		2,995	1,613,101
7.820%	12/31/33	EUR	3,539	2,288,186
7.820%	12/31/33	EUR	381	242,896
8.280%	12/31/33		1,591	981,888
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		4,424	4,744,504
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
7.375%	09/18/37		800	1,136,023

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
6.000%	07/19/28		2,165	$2,406,729
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A
6.588%	02/21/28		1,775	1,850,108
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/11/25	EUR	3,020	3,569,783
4.750%	04/16/26	EUR	4,580	5,400,677
6.375%	04/11/31	EUR	3,510	4,215,521
Finland Government International Bond (Finland),
Sr. Unsec’d. Notes
6.950%	02/15/26		2,000	2,507,983
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN
2.375%	06/04/25		800	816,875
Gov’t. Gtd. Notes, EMTN
2.375%	06/04/25		2,000	2,042,187
Hellenic Republic Government Bond (Greece),
Bonds
3.000%(cc)	02/24/23	EUR	1,000	1,240,973
3.000%(cc)	02/24/24	EUR	1,000	1,264,561
3.000%(cc)	02/24/26	EUR	800	1,055,074
3.000%(cc)	02/24/31	EUR	2,960	3,968,701
3.000%(cc)	02/24/32	EUR	2,410	3,311,089
3.000%(cc)	02/24/35	EUR	1,795	2,461,502
3.500%	01/30/23	EUR	9,835	12,118,107
3.900%	01/30/33	EUR	355	488,628
4.200%	01/30/42	EUR	845	1,253,391
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	1,135	1,733,476
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	03/25/24		510	574,870
5.750%	11/22/23		1,300	1,465,851
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.450%	09/18/26	EUR	1,280	1,488,243
3.375%	07/30/25	EUR	1,680	2,142,844
Sr. Unsec’d. Notes, 144A, MTN
5.125%	01/15/45		1,760	2,101,619
Sr. Unsec’d. Notes, EMTN
2.150%	07/18/24	EUR	2,000	2,392,025
3.750%	06/14/28	EUR	9,620	13,002,858
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
1.750%	09/05/24		2,200	2,164,395
2.125%	10/25/23		3,200	3,209,203
2.375%	02/13/25		3,000	3,029,118
2.625%	04/20/22		1,400	1,420,144
Sr. Unsec’d. Notes, EMTN
2.625%	04/20/22		1,600	1,623,022
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, EMTN
5.125%	10/15/24		35,585	39,961,160

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Province of Manitoba (Canada),
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24		450	$462,686
Province of Quebec (Canada),
Unsec’d. Notes, MTN
7.140%(cc)	02/27/26		3,230	4,079,369
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
9.950%	06/09/21		2,640	1,216,823
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.817%	03/14/49		300	370,339
5.103%	04/23/48		3,295	4,229,467
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
6.875%	09/27/23		12,335	14,150,607
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	5,880	9,735,214
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		12,210	14,177,341
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
2.375%	04/19/27	EUR	1,500	1,839,426
Sr. Unsec’d. Notes, EMTN
3.875%	10/29/35	EUR	1,780	2,321,334
4.125%	03/11/39	EUR	2,076	2,701,233
4.625%	04/03/49	EUR	500	692,613
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.000%	07/09/39	EUR	1,300	1,534,766
Sr. Unsec’d. Notes, 144A, MTN
4.000%	04/17/25		2,885	3,112,681
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes, 144A
4.750%	03/13/28	EUR	2,050	2,422,330
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
7.250%	09/28/21		2,000	2,180,248
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes
5.250%	02/18/24		3,653	4,117,778
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.000%	05/17/21		6,200	6,201,311
2.500%	06/08/22		1,600	1,618,267
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.625%	03/30/21		2,000	2,058,615
7.000%	06/05/20		2,000	2,038,408
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/20		605	622,268
7.750%	09/01/21		4,800	5,082,737
8.994%	02/01/24		675	760,347
Sr. Unsec’d. Notes, 144A
7.750%	09/01/20		1,500	1,542,814
7.750%	09/01/22		1,785	1,920,912

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
8.994%	02/01/24		1,600	$1,802,303

TOTAL SOVEREIGN BONDS (cost $228,028,332)				233,847,889

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.9%
Fannie Mae Strips Principal, MTN
2.311%(s)	10/08/27		2,305	1,920,218
Federal Home Loan Mortgage Corp.
2.500%	03/01/30		664	673,664
3.000%	06/01/29		891	918,230
3.000%	07/01/33		4,036	4,173,442
3.000%	01/01/43		1,338	1,381,646
3.000%	03/01/43		5,348	5,512,883
3.500%	01/01/27		326	338,842
4.000%	11/01/37		1,937	2,033,330
4.000%	09/01/40		2,874	3,082,634
4.000%	12/01/40		1,147	1,230,172
4.000%	01/01/46		2,728	2,910,312
6.250%	07/15/32	(k)	3,810	5,473,906
6.750%	09/15/29	(k)	4,030	5,645,664
6.750%	03/15/31	(k)	4,800	6,945,670
Federal Home Loan Mortgage Corp., MTN
2.543%(s)	12/14/29		2,100	1,648,362
Federal National Mortgage Assoc.
2.500%	TBA		2,500	2,522,325
2.500%	TBA		28,500	28,180,259
2.500%	04/01/28		302	306,105
2.500%	06/01/28		624	631,469
2.500%	09/01/49		16,324	16,144,737
3.000%	02/01/31		2,864	2,944,331
3.000%	04/01/43		3,083	3,171,169
3.000%	05/01/43		906	934,594
3.000%	06/01/43		2,877	2,968,320
3.000%	07/01/43		825	848,206
3.000%	08/01/43		1,375	1,414,774
3.000%	08/01/43		2,257	2,328,880
3.000%	08/01/43		3,235	3,327,655
3.000%	12/01/47		8,353	8,565,646
3.500%	TBA		23,000	23,658,950
3.500%	04/01/32		3,558	3,700,657
3.500%	05/01/42		440	463,520
3.500%	05/01/42		8,361	8,801,881
3.500%	07/01/42		21,478	22,610,442
3.500%	06/01/43		4,049	4,262,257
3.500%	12/01/45		750	784,335
3.500%	12/01/46		3,067	3,198,409
3.500%	12/01/46		6,738	7,026,315
3.500%	02/01/47		3,431	3,577,793
3.500%	08/01/49		9,519	9,793,777
4.000%	09/01/40		1,661	1,780,837
4.000%	01/01/44		4,337	4,630,834
4.000%	07/01/44		2,084	2,222,143
4.000%	10/01/47		13,552	14,501,788
4.000%	11/01/47		3,077	3,292,606
4.000%	12/01/47		5,198	5,467,825
4.000%	01/01/48		9,293	9,890,557
4.000%	02/01/48		11,093	11,691,487
4.000%	10/01/48		837	873,217

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	11/01/48		10,488	$11,122,896
4.500%	12/01/43		12,975	14,059,100
4.500%	08/01/44		388	420,541
4.500%	02/01/47		5,287	5,629,102
5.000%	03/01/44		607	662,512
6.250%	05/15/29	(k)	4,270	5,766,851
6.625%	11/15/30	(k)	1,340	1,908,234
7.125%	01/15/30	(k)	1,305	1,887,214
Government National Mortgage Assoc.
3.500%	05/20/43		1,936	2,033,783
3.500%	04/20/45		7,769	8,109,370
4.500%	10/20/43		2,033	2,194,936
4.500%	11/20/46		6,931	7,483,217
4.500%	08/20/48		24,293	25,499,646
Tennessee Valley Authority Generic Strip, Bonds
2.705%(s)	09/15/30		2,480	1,860,707
2.897%(s)	03/15/33		461	315,735

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $342,301,896)				349,360,919

U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bonds
2.250%	08/15/49	(h)	345	334,650
U.S. Treasury Notes
1.500%	08/15/22	(k)	1,000	997,500
1.500%	09/15/22	(k)	1,600	1,595,750
1.750%	12/31/26	(h)	3,340	3,321,734
U.S. Treasury Strips Coupon
1.872%(s)	05/15/31	(k)	1,600	1,254,188
1.889%(s)	08/15/29	(k)	1,600	1,312,438
2.089%(s)	11/15/35	(h)(k)	3,200	2,219,375
2.132%(s)	11/15/28	(h)(k)	3,180	2,655,424
2.161%(s)	05/15/29	(h)(k)	7,710	6,371,893
2.200%(s)	05/15/23		4,500	4,252,149
2.338%(s)	08/15/40	(h)(k)	3,200	1,934,125
2.673%(s)	08/15/23		17,000	15,980,000
2.713%(s)	05/15/24		6,200	5,742,023

TOTAL U.S. TREASURY OBLIGATIONS (cost $47,272,208)				47,971,249

TOTAL LONG-TERM INVESTMENTS (cost $14,672,169,258)				16,280,216,927

			Shares

SHORT-TERM INVESTMENTS — 15.6%

AFFILIATED MUTUAL FUNDS — 15.2%
PGIM Core Ultra Short Bond Fund(w)			2,276,966,721	2,276,966,721
PGIM Institutional Money Market Fund (cost $556,829,260; includes $555,743,150 of cash collateral for securities on loan)(b)(w)			556,765,909	556,877,263

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,833,795,981)				2,833,843,984

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. TREASURY OBLIGATIONS(k)(n) — 0.3%
U.S. Treasury Bills
1.528%	03/19/20	325	$323,971
1.528%	03/19/20	3,400	3,389,231
1.528%	03/19/20	46,400	46,253,028

TOTAL U.S. TREASURY OBLIGATIONS (cost $49,959,665)			49,966,230

OPTIONS PURCHASED*~ — 0.1% (cost $10,486,890)			14,823,340

TOTAL SHORT-TERM INVESTMENTS (cost $2,894,242,536)			2,898,633,554

TOTAL INVESTMENTS — 103.0% (cost $17,566,411,794)			19,178,850,481
Liabilities in excess of other assets(z) — (3.0)%			(549,694,439)

NET ASSETS — 100.0%			$18,629,156,042

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $30,084,023 and 0.2% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $543,189,225; cash collateral of $555,743,150 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(p)	Interest rate not available as of December 31, 2019.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index (FLEX)	Call	07/20/23	$2,850.00	165	17	$10,354,529
S&P 500 Index (FLEX)	Call	01/22/24	$2,900.00	55	6	3,429,732

Total Exchange Traded (cost $ 10,445,389)						$13,784,261

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	7,266	$75,689
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	17,660	168,545
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	35,057	351,733
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	35,540	373,916
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	7,064	69,196

Total OTC Traded (cost $41,501)							$1,039,079

Total Options Purchased (cost $10,486,890)							$14,823,340

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,149	2 Year U.S. Treasury Notes	Mar. 2020	$247,609,500	$(91,845)
13,895	5 Year U.S. Treasury Notes	Mar. 2020	1,648,077,335	(4,998,307)
2,956	10 Year U.S. Treasury Notes	Mar. 2020	379,615,077	(2,410,428)
121	10 Year U.S. Ultra Treasury Notes	Mar. 2020	17,025,079	(174,956)
1,889	20 Year U.S. Treasury Bonds	Mar. 2020	294,506,906	(6,037,777)
1,814	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	329,524,438	(8,410,425)
417	CAC40 10 Euro	Jan. 2020	27,924,609	(94,265)
74	DAX Index	Mar. 2020	27,488,408	(335,377)
87	IBEX 35 Index	Jan. 2020	9,298,468	(35,572)
673	Mini MSCI EAFE Index	Mar. 2020	68,528,225	(136,309)
6,183	S&P 500 E-Mini Index	Mar. 2020	998,894,565	10,207,758
174	TOPIX Index	Mar. 2020	27,560,075	34,347

				(12,483,156)

Short Positions:
5,059	2 Year U.S. Treasury Notes	Mar. 2020	1,090,214,500	551,164
19	5 Year Euro-Bobl	Mar. 2020	2,847,963	16,237
301	10 Year Euro-Bund	Mar. 2020	57,562,829	762,074

				1,329,475

				$(11,153,681)

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/17/20	HSBC Bank USA, N.A.	GBP	2,701	$3,401,961	$3,578,866	$176,905	$—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/09/20	Barclays Bank PLC	GBP	26,698	$34,371,189	$35,373,399	$—	$(1,002,210)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	GBP	5,458	7,162,593	7,232,988	—	(70,395)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	GBP	2,853	3,712,340	3,780,469	—	(68,129)
Euro,
Expiring 01/09/20	Citibank, N.A.	EUR	121,576	134,785,809	136,448,236	—	(1,662,427)
Expiring 01/09/20	Citibank, N.A.	EUR	2,530	2,826,871	2,839,492	—	(12,621)

				$182,858,802	$185,674,584	—	(2,815,782)

						$176,905	$(2,815,782)

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)**:
Federation of Russia (D01)	12/20/23	1.000%(Q)	18,000	0.386%	$432,465	$(17,500)	$449,965	Barclays Bank PLC
Government of Malaysia (D01)	12/20/23	1.000%(Q)	6,000	0.263%	172,936	(5,833)	178,769	Barclays Bank PLC
People’s Republic of China (D01)	12/20/23	1.000%(Q)	20,000	0.226%	605,290	(19,444)	624,734	Barclays Bank PLC
Republic of Argentina (D01)	12/20/23	1.000%(Q)	6,000	85.808%	(3,445,025)	(5,833)	(3,439,192)	Barclays Bank PLC
Republic of Brazil (D01)	12/20/23	1.000%(Q)	30,000	0.746%	301,239	(29,167)	330,406	Barclays Bank PLC
Republic of Chile (D01)	12/20/23	1.000%(Q)	6,000	0.308%	162,305	(5,833)	168,138	Barclays Bank PLC
Republic of Colombia (D01)	12/20/23	1.000%(Q)	8,000	0.510%	153,404	(7,778)	161,182	Barclays Bank PLC
Republic of Indonesia (D01)	12/20/23	1.000%(Q)	8,000	0.466%	167,042	(7,778)	174,820	Barclays Bank PLC
Republic of Lebanon (D01)	12/20/23	1.000%(Q)	6,000	38.369%	(3,290,488)	(5,833)	(3,284,655)	Barclays Bank PLC
Republic of Panama (D01)	12/20/23	1.000%(Q)	6,000	0.288%	167,171	(5,833)	173,004	Barclays Bank PLC
Republic of Peru (D01)	12/20/23	1.000%(Q)	6,000	0.274%	170,536	(5,833)	176,369	Barclays Bank PLC
Republic of Philippines (D01)	12/20/23	1.000%(Q)	6,000	0.244%	177,203	(5,833)	183,036	Barclays Bank PLC
Republic of South Africa (D01)	12/20/23	1.000%(Q)	18,000	1.345%	(228,683)	(17,500)	(211,183)	Barclays Bank PLC
Republic of Turkey (D01)	12/20/23	1.000%(Q)	30,000	2.512%	(1,662,788)	(29,167)	(1,633,621)	Barclays Bank PLC
United Mexican States (D01)	12/20/23	1.000%(Q)	26,000	0.559%	449,203	(25,278)	474,481	Barclays Bank PLC
Emirate of Abu Dhabi (D02)	12/20/24	1.000%(Q)	1,000	0.336%	32,170	(278)	32,448	Morgan Stanley & Co. International PLC
Federation of Russia (D02)	12/20/24	1.000%(Q)	4,000	0.556%	86,004	(1,444)	87,448	Morgan Stanley & Co. International PLC
Government of Malaysia (D02)	12/20/24	1.000%(Q)	2,000	0.352%	62,661	(556)	63,217	Morgan Stanley & Co. International PLC
Kingdom of Saudi Arabia (D02)	12/20/24	1.000%(Q)	1,000	0.563%	21,176	(278)	21,454	Morgan Stanley & Co. International PLC
People’s Republic of China (D02)	12/20/24	1.000%(Q)	4,500	0.320%	147,946	(1,625)	149,571	Morgan Stanley & Co. International PLC
Republic of Argentina (D02)	12/20/24	1.000%(Q)	2,500	79.997%	(1,444,735)	(694)	(1,444,041)	Morgan Stanley & Co. International PLC
Republic of Brazil (D02)	12/20/24	1.000%(Q)	6,000	0.991%	4,525	(2,167)	6,692	Morgan Stanley & Co. International PLC
Republic of Chile (D02)	12/20/24	1.000%(Q)	1,000	0.422%	27,984	(278)	28,262	Morgan Stanley & Co. International PLC
Republic of Colombia (D02)	12/20/24	1.000%(Q)	2,500	0.727%	33,278	(694)	33,972	Morgan Stanley & Co. International PLC
Republic of Indonesia (D02)	12/20/24	1.000%(Q)	4,000	0.629%	71,811	(1,444)	73,255	Morgan Stanley & Co. International PLC
Republic of Lebanon (D02)	12/20/24	1.000%(Q)	1,000	34.265%	(559,829)	(278)	(559,551)	Morgan Stanley & Co. International PLC
Republic of Panama (D02)	12/20/24	1.000%(Q)	1,000	0.423%	27,962	(278)	28,240	Morgan Stanley & Co. International PLC
Republic of Peru (D02)	12/20/24	1.000%(Q)	1,000	0.421%	28,059	(278)	28,337	Morgan Stanley & Co. International PLC
Republic of Philippines (D02)	12/20/24	1.000%(Q)	1,000	0.338%	31,967	(278)	32,245	Morgan Stanley & Co. International PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)** (continued):
Republic of South Africa (D02)	12/20/24	1.000%(Q)	4,500	1.625%	$(128,959)	$(1,625)	$(127,334)	Morgan Stanley & Co. International PLC
Republic of Turkey (D02)	12/20/24	1.000%(Q)	6,000	2.791%	(479,797)	(2,167)	(477,630)	Morgan Stanley & Co. International PLC
State of Qatar (D02)	12/20/24	1.000%(Q)	1,000	0.365%	30,753	(278)	31,031	Morgan Stanley & Co. International PLC
United Mexican States (D02)	12/20/24	1.000%(Q)	6,000	0.784%	63,380	(2,167)	65,547	Morgan Stanley & Co. International PLC

					$(7,611,834)	$(211,250)	$(7,400,584)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on credit indices—Buy Protection(1)**:
CDX.EM.30.V1 (D01)	12/20/23	1.000%(Q)	200,000	$4,864,355	$(45,556)	$4,909,911	Barclays Bank PLC
CDX.EM.32.V1 (D02)	12/20/24	1.000%(Q)	50,000	1,663,718	(56,111)	1,719,829	Morgan Stanley & Co. International PLC

				$6,528,073	$(101,667)	$6,629,740

**

The Portfolio entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Portfolio bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The up-front premium is attached to the index of the trade. Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01 — D02).

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Republic of Argentina	06/20/21	5.000%(Q)	2,910	$1,551,566	$1,253,321	$298,245	Morgan Stanley & Co. International PLC
Republic of Argentina	06/20/21	5.000%(Q)	1,270	677,144	559,682	117,462	Barclays Bank PLC
United Mexican States	06/20/23	1.000%(Q)	2,550	(44,452)	15,939	(60,391)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	2,520	(43,929)	40,011	(83,940)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	845	(14,730)	14,919	(29,649)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	840	(14,643)	13,711	(28,354)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	840	(14,643)	4,962	(19,605)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	435	(7,583)	2,729	(10,312)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	335	(3,539)	2,456	(5,995)	Citibank, N.A.

				$2,085,191	$1,907,730	$177,461

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Barclays Bank PLC	06/20/20	1.000%(Q)	EUR	1,000	0.143%	$4,972	$4,846	$126	Citibank, N.A.
General Electric Co.	06/20/20	1.000%(Q)		4,725	0.295%	17,359	18,641	(1,282)	Bank of America, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (continued):
Hellenic Republic	06/20/23	1.000%(Q)	1,590	0.798%	$11,287	$(155,618)	$166,905	Citibank, N.A.
Hellenic Republic	06/20/24	1.000%(Q)	3,800	1.024%	(2,596)	(822,278)	819,682	Barclays Bank PLC
Hellenic Republic	12/20/24	1.000%(Q)	2,500	1.121%	(13,338)	(575,347)	562,009	Citibank, N.A.
Hellenic Republic	12/20/25	1.000%(Q)	1,660	1.335%	(30,004)	(300,672)	270,668	Bank of America, N.A.
Hellenic Republic	06/20/26	1.000%(Q)	4,000	1.416%	(96,547)	(645,863)	549,316	Citibank, N.A.
Husky Energy, Inc.	06/20/20	1.000%(Q)	2,380	0.163%	10,235	(98,009)	108,244	Morgan Stanley & Co. International PLC
Kingdom of Saudi Arabia	06/20/24	1.000%(Q)	1,395	0.497%	30,773	6,528	24,245	Morgan Stanley & Co. International PLC
Petroleo Brasileiro SA	03/20/20	1.000%(Q)	1,530	0.218%	3,156	4,298	(1,142)	Credit Suisse International
Petroleos Mexicanos	06/20/23	1.000%(Q)	2,125	1.682%	(47,375)	(117,594)	70,219	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	2,100	1.682%	(46,818)	(139,592)	92,774	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	705	1.682%	(15,718)	(48,023)	32,305	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	700	1.682%	(15,606)	(46,819)	31,213	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	700	1.682%	(15,606)	(38,919)	23,313	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	355	1.682%	(7,915)	(19,625)	11,710	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	335	2.295%	(19,749)	(32,902)	13,153	Citibank, N.A.
Republic of Argentina	06/20/24	5.000%(Q)	2,910	82.684%	(1,590,432)	(1,398,821)	(191,611)	Morgan Stanley & Co. International PLC
Republic of Argentina	06/20/24	5.000%(Q)	1,270	82.684%	(694,106)	(623,182)	(70,924)	Barclays Bank PLC

					$(2,518,028)	$(5,028,951)	$2,510,923

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices—Sell Protection(2):
CDX.BEIJING 1Y 30% - 100%	12/20/20	0.000%	30,200	*	$(2,876)	$(18,120)	$15,244	Citibank, N.A.

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements:
BRL	44,323	01/02/25	5.902%(T)	1 Day BROIS(2)(T)	$—	$(194,098)	$(194,098)
BRL	13,051	01/02/25	6.640%(T)	1 Day BROIS(2)(T)	—	70,740	70,740
BRL	14,797	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	86,863	86,863
BRL	11,949	01/04/27	6.912%(T)	1 Day BROIS(2)(T)	—	90,012	90,012
CNH	33,240	06/14/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(464)	(1,238)	(774)
CNH	96,000	06/28/24	2.901%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(6,350)	(6,350)
CNH	35,100	09/19/24	2.940%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(33)	4,372	4,405
CNH	50,000	10/11/24	2.880%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(139)	(11,540)	(11,401)
EUR	20,000	05/11/20	(0.054)%(A)	6 Month EURIBOR(1)(S)	(8,751)	(25,982)	(17,231)
EUR	8,170	05/11/21	(0.300)%(A)	1 Day EONIA(1)(A)	(6,954)	(24,671)	(17,717)
EUR	13,150	05/11/22	(0.250)%(A)	1 Day EONIA(1)(A)	(8,354)	(77,299)	(68,945)
EUR	5,605	05/11/23	(0.100)%(A)	1 Day EONIA(1)(A)	(31,505)	(74,576)	(43,071)
EUR	17,915	05/11/24	0.050%(A)	1 Day EONIA(1)(A)	(189,273)	(391,361)	(202,088)
EUR	570	05/11/25	0.100%(A)	1 Day EONIA(1)(A)	(3,351)	(14,846)	(11,495)
EUR	10,215	05/11/26	0.250%(A)	1 Day EONIA(1)(A)	(168,477)	(386,824)	(218,347)
EUR	1,600	05/11/35	0.950%(A)	1 Day EONIA(1)(A)	(61,812)	(194,672)	(132,860)
EUR	3,750	05/11/37	0.950%(A)	1 Day EONIA(1)(A)	(107,016)	(458,903)	(351,887)
EUR	1,145	05/11/39	1.100%(A)	1 Day EONIA(2)(A)	243,937	179,208	(64,729)
EUR	1,275	05/11/42	1.100%(A)	1 Day EONIA(1)(A)	(32,187)	(213,062)	(180,875)
GBP	2,931	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	—	24,072	24,072
GBP	5,285	05/08/30	1.100%(A)	1 Day SONIA(1)(A)	(313,947)	(236,385)	77,562
JPY	4,894,880	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(3,630)	(3,630)
	91,895	03/12/20	2.405%(A)	1 Day USOIS(2)(A)	—	354,791	354,791
	136,660	04/25/20	2.328%(A)	1 Day USOIS(2)(A)	(2,214)	576,937	579,151
	49,745	03/31/21	2.173%(A)	1 Day USOIS(2)(A)	(17,203)	469,363	486,566
	191,103	06/15/21	1.830%(S)	3 Month LIBOR(2)(Q)	—	303,728	303,728
	139,873	09/15/21	1.381%(S)	3 Month LIBOR(2)(Q)	(233,269)	(718,031)	(484,762)
	163,380	09/15/21	1.480%(S)	3 Month LIBOR(2)(Q)	155,118	(571,437)	(726,555)
	168,165	09/15/21	1.604%(S)	3 Month LIBOR(2)(Q)	530,881	(239,229)	(770,110)
	9,145	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(209,776)	(209,776)
	47,150	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	115,343	(1,026,580)	(1,141,923)
	85,009	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(108,121)	(1,983,959)	(1,875,838)
	68,695	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(181,091)	(1,651,225)	(1,470,134)
	72,675	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(125,964)	(1,799,329)	(1,673,365)
	38,730	02/29/24	1.520%(S)	3 Month LIBOR(2)(Q)	—	(280,445)	(280,445)
	9,975	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	(126,875)	(126,875)
	25,130	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	(644,235)	(644,235)
	209,015	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	1,112,560	(5,375,179)	(6,487,739)
	74,030	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	286,984	(1,923,756)	(2,210,740)
	67,570	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	213,788	(1,948,442)	(2,162,230)
	16,400	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	10,511	(824,422)	(834,933)
	2,160	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	(155,350)	(155,350)
	22,370	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(15,347)	(1,475,293)	(1,459,946)
	36,412	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	2,033	(2,999,914)	(3,001,947)
	365	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	13,846	(11,473)	(25,319)
	8,345	01/31/26	2.236%(S)	3 Month LIBOR(1)(Q)	—	(278,764)	(278,764)
	52,258	01/31/26	2.269%(A)	1 Day USOIS(1)(A)	(146,701)	(2,356,810)	(2,210,109)
	6,237	01/31/26	2.406%(S)	3 Month LIBOR(1)(Q)	—	(274,210)	(274,210)

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued):
14,060	03/12/26	2.290%(A)	1 Day USOIS(1)(A)	$296	$(654,464)	$(654,760)
30,683	04/30/26	1.875%(S)	3 Month LIBOR(1)(Q)	(124,679)	(188,524)	(63,845)
50,191	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	646,345	(749,080)	(1,395,425)
16,000	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	21,185	(331,356)	(352,541)
9,925	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	(255,864)	(255,864)
22,445	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(14,896)	(755,871)	(740,975)
13,780	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	(487,963)	(487,963)
9,225	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	(150,714)	(150,714)
2,355	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	(1,162)	(80,898)	(79,736)
7,088	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(36,975)	(576,893)	(539,918)
3,196	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(6,683)	(279,149)	(272,466)
4,585	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	—	423,269	423,269
1,160	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(130,522)	(130,522)
2,935	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	—	293,046	293,046
1,765	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	(178,952)	(178,952)
1,635	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	(195,701)	(195,701)

				$1,406,259	$(31,329,721)	$(32,735,980)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2019:

Reference Entity	Financing Rate		Counterparty	Termination Date	Long (Short) Notional Amount (000)#	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC Total Return Swap Agreement:
IOS.FN30.450.10 Index(M)	1 Month LIBOR	(M)	Credit Suisse International	1/12/41	722	$(2,020)	$(1,578)	$(442)

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$1,942,043	$(5,395,879)	$13,613,196	$(11,680,854)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$5,866,000	$39,015,518
Goldman Sachs & Co. LLC	—	49,966,230

Total	$5,866,000	$88,981,748

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$9,540,446,562	$2,661,489,893	$82,067
Exchange-Traded Funds	22,481,463	—	—
Preferred Stocks	8,157,335	20,683,084	—
Rights	86,008	—	—
Warrants	—	—	—
Asset-Backed Securities
Automobiles	—	87,822,275	—
Collateralized Loan Obligations	—	606,015,764	—
Consumer Loans	—	64,201,695	—
Credit Cards	—	23,938,343	—
Equipment	—	6,351,935	—
Home Equity Loans	—	16,565,195	—
Other	—	6,615,583	—
Residential Mortgage-Backed Securities	—	58,603,336	—
Student Loans	—	72,716,696	—
Bank Loans	—	11,396,184	2,629,522
Commercial Mortgage-Backed Securities	—	810,090,706	—
Corporate Bonds	—	1,371,507,395	—
Municipal Bonds	—	52,708,337	—
Residential Mortgage-Backed Securities	—	177,075,058	27,372,434
Sovereign Bonds	—	233,847,889	—
U.S. Government Agency Obligations	—	349,360,919	—
U.S. Treasury Obligations	—	47,971,249	—
Affiliated Mutual Funds	2,833,843,984	—	—
U.S. Treasury Obligations	—	49,966,230	—
Options Purchased	—	14,823,340	—

Total	$12,405,015,352	$6,743,751,106	$30,084,023

Other Financial Instruments*
Assets
Futures Contracts	$11,571,580	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	176,905	—
OTC Packaged Credit Default Swap Agreements	—	10,156,543	—
OTC Credit Default Swap Agreements	—	2,306,492	—
Centrally Cleared Interest Rate Swap Agreements	—	2,794,205	—

Total	$11,571,580	$15,434,145	$—

Liabilities
Futures Contracts	$(22,725,261)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(2,815,782)	—
OTC Packaged Credit Default Swap Agreements	—	(11,240,304)	—
OTC Credit Default Swap Agreements	—	(2,742,205)	—
Centrally Cleared Interest Rate Swap Agreements	—	(35,530,185)	—
OTC Total Return Swap Agreement	—	(2,020)	—

Total	$(22,725,261)	$(52,330,496)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (3.0% represents investments purchased with collateral from securities on loan)	15.2%
Banks	6.4

Commercial Mortgage-Backed Securities	4.3%
Software	3.6
Pharmaceuticals	3.4

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):
Collateralized Loan Obligations	3.3%
Equity Real Estate Investment Trusts (REITs)	2.6
Semiconductors & Semiconductor Equipment	2.6
Insurance	2.6
IT Services	2.5
Health Care Equipment & Supplies	2.4
Oil, Gas & Consumable Fuels	2.1
Technology Hardware, Storage & Peripherals	2.0
Interactive Media & Services	1.9
U.S. Government Agency Obligations	1.9
Capital Markets	1.6
Health Care Providers & Services	1.6
Aerospace & Defense	1.5
Biotechnology	1.4
Residential Mortgage-Backed Securities	1.4
Hotels, Restaurants & Leisure	1.4
Food Products	1.4
Machinery	1.3
Chemicals	1.3
Specialty Retail	1.3
Sovereign Bonds	1.2
Diversified Telecommunication Services	1.2
Internet & Direct Marketing Retail	1.2
Automobiles	1.2
Electronic Equipment, Instruments & Components	1.1
Media	1.1
Metals & Mining	1.1
Electric Utilities	1.0
Real Estate Management & Development	0.9
Beverages	0.9
Household Durables	0.8
Industrial Conglomerates	0.8
Construction & Engineering	0.7
Textiles, Apparel & Luxury Goods	0.7
Diversified Financial Services	0.7
Household Products	0.6
Entertainment	0.6
Electric	0.6
Food & Staples Retailing	0.6
Tobacco	0.6
Consumer Finance	0.6
U.S. Treasury Obligations	0.6
Trading Companies & Distributors	0.5
Oil & Gas	0.5
Electrical Equipment	0.5
Life Sciences Tools & Services	0.5
Building Products	0.5
Multiline Retail	0.5
Gas Utilities	0.5
Professional Services	0.5
Construction Materials	0.5
Commercial Services & Supplies	0.4
Personal Products	0.4
Student Loans	0.4
Communications Equipment	0.4
Independent Power & Renewable Electricity Producers	0.4
Road & Rail	0.4
Wireless Telecommunication Services	0.4

Consumer Loans	0.4%
Multi-Utilities	0.3
Auto Components	0.3
Telecommunications	0.3
Municipal Bonds	0.3
Diversified Consumer Services	0.3
Air Freight & Logistics	0.3
Auto Manufacturers	0.3
Distributors	0.2
Healthcare-Services	0.2
Pipelines	0.2
Airlines	0.2
Thrifts & Mortgage Finance	0.2
Transportation Infrastructure	0.2
Real Estate Investment Trusts (REITs)	0.2
Retail	0.2
Multi-National	0.1
Credit Cards	0.1
Exchange-Traded Funds	0.1
Foods	0.1
Health Care Technology	0.1
Agriculture	0.1
Commercial Services	0.1
Leisure Products	0.1
Home Equity Loans	0.1
Containers & Packaging	0.1
Energy Equipment & Services	0.1
Options Purchased	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Healthcare-Products	0.1
Semiconductors	0.1
Engineering & Construction	0.1
Auto Parts & Equipment	0.1
Housewares	0.1
Home Builders	0.0	*
Gas	0.0	*
Oil & Gas Services	0.0	*
Other	0.0	*
Equipment	0.0	*
Electronics	0.0	*
Water Utilities	0.0	*
Mining	0.0	*
Trucking & Leasing	0.0	*
Marine	0.0	*
Computers	0.0	*
Lodging	0.0	*
Building Materials	0.0	*
Household Products/Wares	0.0	*
Transportation	0.0	*
Packaging & Containers	0.0	*
Paper & Forest Products	0.0	*
Machinery-Diversified	0.0	*

	103.0
Liabilities in excess of other assets	(3.0)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Premiums paid for OTC swap agreements	$1,942,043		Premiums received for OTC swap agreements	$5,394,301
Credit contracts	Unrealized appreciation on OTC swap agreements	13,613,196		Unrealized depreciation on OTC swap agreements	11,680,412
Equity contracts	Due from/to broker-variation margin futures	10,242,105	*	Due from/to broker-variation margin futures	601,523	*
Equity contracts	Unaffiliated investments	13,870,269		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	176,905		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,815,782
Interest rate contracts	Due from/to broker — variation margin futures	1,329,475	*	Due from/to broker — variation margin futures	22,123,738	*
Interest rate contracts	Due from/to broker — variation margin swaps	2,794,205	*	Due from/to broker — variation margin swaps	35,530,185	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	1,578
Interest rate contracts	Unaffiliated investments	1,039,079		—	—
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	442

		$45,007,277			$78,147,961

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$—	$(59,794)	$141,672	$—	$—	$—	$(8,454,800)
Equity contracts	73,621	264,765	—	173,310,343	—	—	—
Foreign exchange contracts	—	—	—	—	6,932,883	—	—
Interest rate contracts	—	(609,441)	412,805	218,800,752	—	(317,445)	13,258,252

Total	$73,621	$(404,470)	$554,477	$392,111,095	$6,932,883	$(317,445)	$4,803,452

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$—	$49,448	$45,553	$—	$—	$—	$(476,047)
Equity contracts	12,232	8,160,737	—	20,453,384	—	—	—
Foreign exchange contracts	—	—	—	—	(2,116,248)	—	—
Interest rate contracts	—	(59,176)	—	(79,682,510)	—	173,083	(54,954,376)

Total	$12,232	$8,151,009	$45,553	$(59,229,126)	$(2,116,248)	$173,083	$(55,430,423)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$10,673,669	$7,849,400	$3,929,420,269	$682,668,177	$71,398,650

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$234,062,360	$1,739,081	$138,801,600	$2,031,980,437	$345,145,000

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$257,121,188	$1,268,222	$3,791,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$543,189,225	$(543,189,225)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$1,183,503	$(301,954)	$881,549	$(847,438)	$34,111

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Barclays Bank PLC	$9,646,526	$(11,327,244)	$(1,680,718)	$1,276,415	$(404,303)
Citibank, N.A.	1,667,860	(3,751,716)	(2,083,856)	2,006,611	(77,245)
Credit Suisse International	4,298	(3,162)	1,136	—	1,136
HSBC Bank USA, N.A.	176,905	—	176,905	—	176,905
JPMorgan Chase Bank, N.A.	—	(70,395)	(70,395)	—	(70,395)
Morgan Stanley & Co. International PLC	4,092,131	(4,438,044)	(345,913)	198,000	(147,913)

	$16,771,223	$(19,892,515)	$(3,121,292)	$2,633,588	$(487,704)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $543,189,225:
Unaffiliated investments (cost $14,732,615,813)	$16,345,006,497
Affiliated investments (cost $2,833,795,981)	2,833,843,984
Foreign currency, at value (cost $20,327,985)	20,519,391
Cash	1,468,448
Cash segregated for counterparty — OTC	198,000
Receivable for investments sold	124,503,446
Dividends and interest receivable	40,024,266
Unrealized appreciation on OTC swap agreements	13,613,196
Tax reclaim receivable	13,225,409
Deposit with broker for centrally cleared/exchange-traded derivatives	5,866,000
Due from broker-variation margin futures	2,054,941
Premiums paid for OTC swap agreements	1,942,043
Due from broker-variation margin swaps	1,139,097
Unrealized appreciation on OTC forward foreign currency exchange contracts	176,905
Receivable from affiliate	54,297
Receivable for Portfolio shares sold	16,900
Prepaid expenses and other assets	922,329

Total Assets	19,404,575,149

LIABILITIES
Payable to broker for collateral for securities on loan	555,743,150
Payable for investments purchased	178,999,536
Unrealized depreciation on OTC swap agreements	11,680,854
Payable to affiliate	5,608,118
Premiums received for OTC swap agreements	5,395,879
Due to broker-variation margin futures	4,045,438
Management fee payable	3,916,538
Payable for Portfolio shares repurchased	3,914,463
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,815,782
Accrued expenses and other liabilities	1,769,276
Distribution fee payable	766,612
Foreign capital gains tax liability accrued	763,104
Affiliated transfer agent fee payable	357

Total Liabilities	775,419,107

NET ASSETS	$18,629,156,042

Net assets were comprised of:
Partners’ Equity	$18,629,156,042

Net asset value and redemption price per share, $18,629,156,042 / 1,019,616,736 outstanding shares of beneficial interest	$18.27

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $10,740,352 foreign withholding tax, of which $1,375,790 is reimbursable by an affiliate)	$261,444,189
Interest income	145,659,569
Affiliated dividend income	53,749,608
Income from securities lending, net (including affiliated income of $2,087,270)	2,634,814

Total income	463,488,180

EXPENSES
Management fee	108,799,134
Distribution fee	44,805,038
Custodian and accounting fees	2,073,364
Trustees’ fees	214,450
Legal fees and expenses	71,174
Audit fee	56,800
Shareholders’ reports	20,792
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	421,393

Total expenses	156,469,153

NET INVESTMENT INCOME (LOSS)	307,019,027

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $52,824) (net of foreign capital gains taxes $(344,613))	91,219,270
Futures transactions	392,111,095
Forward rate agreement transactions	(317,445)
Forward and cross currency contract transactions	6,932,883
Options written transactions	554,477
Swap agreements transactions	4,803,452
Foreign currency transactions	(1,401,429)

493,902,303

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $108,136) (net of change in foreign capital gains taxes $(763,104))	2,367,386,922
Futures	(59,229,126)
Forward rate agreements	173,083
Forward and cross currency contracts	(2,116,248)
Options written	45,553
Swap agreements	(55,430,423)
Foreign currencies	826,914

2,251,656,675

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	2,745,558,978

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,052,578,005

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$307,019,027	$302,131,811
Net realized gain (loss) on investment and foreign currency transactions	493,902,303	950,738,236
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,251,656,675	(2,658,234,397)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,052,578,005	(1,405,364,350)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [78,449,109 and 21,000,598 shares, respectively]	1,273,757,756	331,302,172
Portfolio shares repurchased [77,863,450 and 245,443,651 shares, respectively]	(1,323,407,574)	(3,931,334,229)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(49,649,818)	(3,600,032,057)

CAPITAL CONTRIBUTIONS	175,305	6,807,149

TOTAL INCREASE (DECREASE)	3,003,103,492	(4,998,589,258)
NET ASSETS:
Beginning of year	15,626,052,550	20,624,641,808

End of year	$18,629,156,042	$15,626,052,550

SEE NOTES TO FINANCIAL STATEMENTS.

A294

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2019 consisted of 90 separate Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains only to the 7 Portfolios listed below together with their investment objective(s). Each Portfolio is a diversified portfolio.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Objective(s)	Subadviser(s)
AST Advanced Strategies Portfolio (“Advanced Strategies”)	High level of absolute return by using traditional and non-traditional investment strategies and investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.	Brown Advisory, LLC / Loomis Sayles & Company, L.P. / LSV Asset Management / PGIM Fixed Income, which is a business unit of PGIM, Inc. /Pacific Investment Management Company, LLC (“PIMCO”) / QMA LLC (“QMA”) (formerly known as Quantitative Management Associates, LLC) (a wholly-owned subsidiary of PGIM, Inc.) / T. Rowe Price Associates, Inc. (“T. Rowe”) /William Blair Investment Management, LLC

AST AllianzGI World Trends Portfolio (“AllianzGI World Trends”) formerly known as AST RCM World Trends Portfolio	Highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	QMA

AST BlackRock Global Strategies Portfolio (“BlackRock Global Strategies”)	High total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. / BlackRock International Limited

AST Fidelity Institutional AM® Quantitative Portfolio (“Fidelity Institutional AM® Quantitative”)	Long-term capital growth balanced by current income.	Fidelity Institutional Asset Management, LLC (“FIAM”)

B1

Portfolio	Objective(s)	Subadviser(s)
AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	QMA

AST Prudential Growth Allocation Portfolio (“Prudential Growth Allocation”)	Total return.	PGIM Fixed Income (a wholly-owned subsidiary of PGIM, Inc.)/QMA

1.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

B2

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities:    Pursuant to Rule 22e-4 under the 1940 Act, the Trust has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Portfolio limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

B3

Restricted Securities:    Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Portfolios’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Portfolios’ investments in restricted securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR):    Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange

B4

rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating Rate Notes Issued in Conjunction with Securities Held:    Certain Portfolios invested in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Some of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Schedule of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from the registration requirements of the Securities Act of 1933 under Rule 144A.

Financial/Commodity Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily

B5

fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios sold a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans:    Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquired interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements:    Certain Portfolios entered into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the term of the reverse repurchase agreement the security is held by the other party and the Portfolio may continue to receive principal and interest payments on the security. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty having a value not less than the value of the reverse repurchase agreement, including accrued interest. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Portfolio, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, the Portfolio will be obligated to deliver additional collateral to the buyer.

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Forward Rate Agreements:    Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. Certain Portfolios entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements:    Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit

B7

spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when

B8

materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2019, the Portfolios have not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain Portfolios invested in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls:    Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment

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transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs):    Certain Portfolios invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Master Limited Partnerships (MLPs):    Certain Portfolios invested in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced in Note 3. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2019, the Investment Manager had engaged the firms referenced in Note 1 as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped

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by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fees, Net of Waiver, if Applicable
Advanced Strategies	0.6825% first $ 300 million; 0.6725% on next $ 200 million; 0.6625% on next $ 250 million; 0.6525% on next $2.5 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% on next $2.5 billion; 0.5725% on next $2.5 billion; 0.5525% on next $ 5 billion; 0.5325% in excess of $20 billion	0.60%
AllianzGI World Trends	0.7825% first $ 300 million; 0.7725% on next $ 200 million; 0.7625% on next $ 250 million; 0.7525% on next $2.5 billion; 0.7425% on next $ 2.75 billion; 0.7125% on next $ 4 billion; 0.6925% in excess of $10 billion	0.72%
Balanced Asset Allocation(2)	0.15%	0.15%
BlackRock Global Strategies	0.8325% first $ 300 million; 0.8225% on next $ 200 million; 0.8125% on next $ 250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $ 4 billion; 0.7425% in excess of $10 billion	0.79%
Fidelity Institutional AM® Quantitative	0.6825% first $ 300 million; 0.6725% on next $ 200 million; 0.6625% on next $ 250 million; 0.6525% on next $2.5 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% in excess of $10 billion	0.63%
Preservation Asset Allocation(2)	0.15%	0.15%
Prudential Growth Allocation	0.6825% first $ 300 million; 0.6725% on next $ 200 million; 0.6625% on next $ 250 million; 0.6525% on next $2.5 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $ 4 billion; 0.5925% on next $2.5 billion; 0.5725% on next $2.5 billion; 0.5525% on next $ 5 billion; 0.5325% in excess of $20 billion	0.61%

Portfolio	Fee Waivers and/or Expense Limitations
Advanced Strategies	contractually waive 0.022% through June 30, 2020: effective September 1, 2019 contractually waive additional 0.0002% through June 30, 2021(1)

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Portfolio	Fee Waivers and/or Expense Limitations
AllianzGI World Trends	contractually waive 0.029% through June 30, 2020
BlackRock Global Strategies	contractually waive 0.022% through June 30, 2020
Fidelity Institutional AM® Quantitative	contractually waive 0.02% through June 30, 2020

(1)

The Investment Manager has voluntarily agreed to waive the Portfolio’s investment management fee to the extent Portfolio assets are invested in underlying AST portfolios to gain exposure to small-cap equity securities.

(2)

Fund of Funds Discount: The Investment Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Investment Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of Balanced Asset Allocation and Preservation Asset Allocation. In addition, no 12b-1 fee is charged for the assets of Advanced Strategies Portfolio that are invested in other Portfolios. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2019, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Advanced Strategies	$102,834
AllianzGI World Trends	34,602
Fidelity Institutional AM® Quantitative	56,108

AST Investment Services, Inc., PAD, PGIM Investments, PGIM, Inc. and QMA are indirect, wholly-owned subsidiaries of Prudential.

B12

3.	Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Portfolios may also invest in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from Securities Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures.

For the reporting period ended December 31, 2019, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain/(Loss)
Advanced Strategies	$23,604,743	$8,385,186	$(278,637)
Fidelity Institutional AM® Quantitative	33,587,530	15,411,982	1,956,320

In March 2019, the following Portfolios were reimbursed by the Investment Manager for costs incurred due to a portfolio allocation error. The reimbursement amount for each affected Portfolio is disclosed below and such amount is also disclosed in the Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the year ended December 31, 2019.

Portfolio	Capital Contributions
Advanced Strategies	$1,533
AllianzGI World Trends	448
Balanced Asset Allocation	1,352
BlackRock Global Strategies	252
Fidelity Institutional AM® Quantitative	2,057
Preservation Asset Allocation	81
Prudential Growth Allocation	41,584

b.) Securities Lending and Foreign Withholding Tax Reclaim Matters

In September 2019, the Investment Manager reached a settlement with the SEC relating to the securities lending and foreign withholding tax reclaim matters described below. Under the settlement, the Investment Manager agreed to pay to the SEC disgorgement of fees and a civil penalty. The settlement does not affect the Investment Manager’s ability to manage the Portfolios.

B13

In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the SEC and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to the Portfolios is disclosed in the Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year ended December 31, 2016.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Trust’s independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Trust’s independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Trust’s independent trustees. In May 2019, Prudential made an additional payment to the Portfolios relating to the opportunity loss upon the final review of the methodology used for the Portfolios’ rate of return calculation. The aggregate previously unreimbursed excess withholding tax and/or opportunity loss payments for each affected Portfolio are disclosed in the Portfolios’ “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal years ended December 31, 2018 and December 31, 2019.

In addition to the above, Prudential committed to the Trust’s independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

During the reporting period and in consultation with the Trust’s independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

B14

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnership for tax purposes.

Portfolio	2019 Payments
Advanced Strategies	$496,043
AllianzGI World Trends	270,326
BlackRock Global Strategies	123,870
Fidelity Institutional AM® Quantitative	471,854
Prudential Growth Allocation	1,375,790

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2019 Payments
Advanced Strategies	$686,119
AllianzGI World Trends	469,347
BlackRock Global Strategies	157,907
Fidelity Institutional AM® Quantitative	428,519
Prudential Growth Allocation	88,324

The following capital contributions, as described above, have been paid in 2019 by Prudential for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	Capital Contributions
Advanced Strategies	$68,528
AllianzGI World Trends	12,016
BlackRock Global Strategies	1,390
Fidelity Institutional AM® Quantitative	39,700
Prudential Growth Allocation	133,721

4.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, securities sold short and U.S. Government securities) for the year ended December 31, 2019, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Advanced Strategies	$8,750,318,675	$8,707,813,645
AllianzGI World Trends	4,458,935,881	4,148,114,764
Balanced Asset Allocation	2,333,011,749	2,904,922,414
BlackRock Global Strategies	3,535,313,577	3,657,350,701
Fidelity Institutional AM® Quantitative	5,643,102,131	5,816,210,953
Preservation Asset Allocation	1,520,380,910	1,804,795,180
Prudential Growth Allocation	13,506,081,202	13,898,439,769

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2019, is presented as follows:

Advanced Strategies
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Goldman Sachs Small-Cap Value Portfolio*
$47,314,210	$—	$1,005,170	$10,022,208	$566,280	$56,897,528	2,273,173	$—

B15

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Small-Cap Growth Opportunities Portfolio*
$44,993,573	$16,550,000	$17,800,000	$9,390,218	$7,437,901	$60,571,692	2,510,223	$—
AST Small-Cap Growth Portfolio*
45,821,008	16,550,000	17,800,000	6,624,449	7,603,145	58,798,602	1,108,362	—
AST Small-Cap Value Portfolio*
42,235,971	37,075,170	23,500,000	10,490,216	(330,571)	65,970,786	2,277,210	—
PGIM Core Ultra Short Bond Fund*
516,447,361	3,532,130,765	3,468,566,772	—	—	580,011,354	580,011,354	13,382,205
PGIM Institutional Money Market Fund*
599,587,698	5,603,713,597	5,571,543,851	89,257	74,304	631,921,005	631,794,646	1,640,195	**

$1,296,399,821	$9,206,019,532	$9,100,215,793	$36,616,348	$15,351,059	$1,454,170,967		$15,022,400

AllianzGI World Trends
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$387,466,068	$1,212,935,634	$1,544,258,831	$—	$—	$56,142,871	56,142,871	$4,046,116
PGIM Institutional Money Market Fund*
158,977,351	1,688,028,509	1,662,854,296	21,876	48,104	184,221,544	184,184,707	874,495	**

$546,443,419	$2,900,964,143	$3,207,113,127	$21,876	$48,104	$240,364,415		$4,920,611

Balanced Asset Allocation
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST AB Global Bond Portfolio*
$557,758,256	$93,925,000	$326,361,334	$1,500,338	$40,058,391	$366,880,651	31,384,145	$—
AST AQR Emerging Markets Equity Portfolio*
7,348,629	28,365,000	24,287,000	303,662	220,292	11,950,583	976,355	—
AST AQR Large Cap Core Portfolio*
685,672,966	29,705,000	184,076,529	57,091,597	82,783,479	671,176,513	32,534,004	—
AST BlackRock Low Duration Bond*
56,385,865	195,000	56,948,665	(1,349,448)	1,717,248	—	—	—
AST BlackRock/Loomis Sayles Bond Portfolio*
293,826,470	55,686,339	45,325,000	23,157,478	5,286,732	332,632,019	22,475,136	—
AST ClearBridge Dividend Growth Portfolio*
378,105,388	243,679,856	55,655,000	104,116,060	26,070,675	696,316,979	31,650,772	—
AST Goldman Sachs Global Income Portfolio*
277,503,430	44,275,000	163,611,541	6,155,553	20,018,813	184,341,255	15,742,208	—
AST Goldman Sachs Large-Cap Value*
122,433,271	1,285,000	140,413,228	4,552,182	12,142,775	—	—	—
AST Goldman Sachs Small-Cap Value Portfolio*
79,384,984	19,212	—	17,971,879	—	97,376,075	3,890,375	—

B16

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST High Yield Portfolio*
$77,436,334	$14,130,000	$80,440,000	$(10,422,715)	$16,333,036	$17,036,655	1,497,070	$—
AST Hotchkis & Wiley Large-Cap Value Portfolio*
340,443,176	22,379,856	221,017,443	40,100,221	36,015,209	217,921,019	6,587,697	—
AST International Growth Portfolio*
352,812,458	49,225,000	74,070,000	85,061,911	26,226,920	439,256,289	21,395,825	—
AST International Value Portfolio*
349,531,077	57,829,000	45,400,000	61,662,065	9,674,112	433,296,254	20,190,879	—
AST Jennison Large-Cap Growth Portfolio*
216,450,041	38,512,999	52,490,000	49,140,262	19,748,717	271,362,019	6,698,643	—
AST Loomis Sayles Large-Cap Growth Portfolio*
360,393,688	82,108,838	91,790,000	67,193,451	44,617,949	462,523,926	7,240,512	—
AST MFS Growth Portfolio*
215,424,874	36,005,000	64,711,298	37,491,885	40,613,802	264,824,263	7,935,998	—
AST MFS Large-Cap Value Portfolio*
368,986,745	66,584,416	27,916,230	103,481,604	10,227,047	521,363,582	22,318,646	—
AST Mid-Cap Growth Portfolio*
31,600,889	5,550,000	8,145,000	6,169,937	3,040,960	38,216,786	3,255,263	—
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*
20,530,194	1,170,438	4,951,000	2,375,001	1,647,386	20,772,019	588,442	—
AST Parametric Emerging Markets Equity Portfolio*
3,937,213	15,475,000	13,709,000	239,288	(306,170)	5,636,331	572,216	—
AST PIMCO Dynamic Bond Portfolio*
93,909,164	16,849,000	42,275,335	4,949,970	(308,447)	73,124,352	7,240,035	—
AST Prudential Core Bond Portfolio*
785,664,866	570,980,553	148,165,000	57,096,354	27,116,208	1,292,692,981	96,541,671	—
AST QMA International Core Equity Portfolio*
306,563,668	47,874,000	38,790,000	47,105,237	5,238,286	367,991,191	29,159,365	—
AST QMA Large-Cap Portfolio*
696,488,371	29,705,000	208,118,327	59,902,683	98,060,088	676,037,815	31,269,094	—
AST Small-Cap Growth Opportunities Portfolio*
69,389,155	17,535,000	26,410,000	14,224,786	10,929,267	85,668,208	3,550,278	—
AST Small-Cap Growth Portfolio*
70,844,011	17,535,000	26,710,000	9,182,571	12,550,746	83,402,328	1,572,146	—
AST Small-Cap Value Portfolio*
65,040,485	54,600,000	61,147,212	18,493,427	(5,604,814)	71,381,886	2,463,993	—
AST T. Rowe Price Large-Cap Growth Portfolio*
284,078,235	45,050,000	75,335,538	45,041,004	32,640,809	331,474,510	7,182,546	—
AST T. Rowe Price Large-Cap Value Portfolio*
355,444,573	178,586,286	142,793,659	68,872,831	23,096,579	483,206,610	28,060,779	—
AST Templeton Global Bond Portfolio*
259,602	—	—	4,166	(2)	263,766	23,137	—
AST WEDGE Capital Mid-Cap Value Portfolio*
20,713,179	805,000	5,316,438	1,246,608	2,407,588	19,855,937	774,413	—

B17

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Wellington Management Global Bond Portfolio*
$667,232,806	$304,303,956	$113,155,000	$32,670,301	$14,681,168	$905,733,231	76,822,157	$—
AST Western Asset Core Plus Bond Portfolio*
624,913,760	108,132,000	280,337,637	23,101,841	52,923,590	528,733,554	37,605,516	—
AST Western Asset Emerging Markets Debt Portfolio*
12,372,784	54,950,000	55,050,000	404,659	2,740,316	15,417,759	1,261,682	—
PGIM Core Ultra Short Bond Fund*
798,294,253	1,546,250,808	1,242,319,100	—	—	1,102,225,961	1,102,225,961	25,796,656

$9,647,174,860	$3,879,262,557	$4,147,241,514	$1,038,288,649	$672,608,755	$11,090,093,307		$25,796,656

BlackRock Global Strategies
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$454,711,110	$1,185,068,666	$1,005,309,643	$—	$—	$634,470,133	634,470,133	$15,583,768
PGIM Institutional Money Market Fund*
55,931,365	371,192,112	283,209,569	14,736	10,398	143,939,042	143,910,260	252,900	**

$510,642,475	$1,556,260,778	$1,288,519,212	$14,736	$10,398	$778,409,175		$15,836,668

Fidelity Institutional AM® Quantitative
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$255,024,725	$2,269,339,845	$2,294,290,682	$—	$—	$230,073,888	230,073,888	$11,991,820
PGIM Institutional Money Market Fund*
215,799,631	967,013,662	1,017,342,927	25,982	40,866	165,537,214	165,504,113	527,299	**

$470,824,356	$3,236,353,507	$3,311,633,609	$25,982	$40,866	$395,611,102		$12,519,119

Preservation Asset Allocation
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST AB Global Bond Portfolio*
$555,019,704	$67,510,000	$297,097,127	$2,879,417	$38,418,121	$366,730,115	31,371,267	$—
AST AQR Emerging Markets Equity Portfolio*
2,958,545	8,955,201	8,516,000	(42,285)	234,247	3,589,708	293,277	—
AST AQR Large Cap Core Portfolio*
245,575,614	11,830,000	70,664,190	18,150,814	31,843,118	236,735,356	11,475,296	—
AST BlackRock Low Duration Bond Portfolio*
58,691,589	525,000	59,584,270	(1,196,874)	1,564,555	—	—	—
AST BlackRock/Loomis Sayles Bond Portfolio*
292,927,329	40,844,324	28,690,000	24,859,993	3,471,058	333,412,704	22,527,885	—

B18

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST ClearBridge Dividend Growth Portfolio*
$132,411,999	$88,322,959	$23,890,000	$36,880,093	$8,381,445	$242,106,496	11,004,841	$—
AST Goldman Sachs Global Income Portfolio*
272,666,726	32,045,000	146,393,888	7,563,295	18,445,161	184,326,294	15,740,930	—
AST Goldman Sachs Large-Cap Value Portfolio*
44,212,306	829,999	50,943,535	1,892,484	4,008,746	—	—	—
AST Goldman Sachs Small-Cap Value Portfolio*
40,576,138	—	14,534,797	(186,186)	7,613,531	33,468,686	1,337,143	—
AST High Yield Portfolio*
77,873,183	14,280,000	80,975,000	(10,714,525)	16,610,700	17,074,358	1,500,383	—
AST Hotchkis & Wiley Large-Cap Value Portfolio*
120,199,538	14,960,954	89,740,403	18,599,697	8,365,628	72,385,414	2,188,193	—
AST International Growth Portfolio*
126,731,683	17,216,600	32,065,000	28,793,741	10,739,315	151,416,339	7,375,370	—
AST International Value Portfolio*
125,569,130	19,651,501	21,065,000	21,421,167	4,112,697	149,689,495	6,975,279	—
AST Jennison Large-Cap Growth Portfolio*
77,252,878	16,302,453	26,219,466	14,233,361	10,034,350	91,603,576	2,261,258	—
AST Loomis Sayles Large-Cap Growth Portfolio*
128,039,409	34,211,117	45,451,000	17,135,344	22,070,544	156,005,414	2,442,164	—
AST MFS Growth Portfolio*
76,563,669	15,485,000	30,044,916	11,348,744	15,966,024	89,318,521	2,676,611	—
AST MFS Large-Cap Value Portfolio*
132,426,874	18,376,628	10,811,920	36,569,430	3,479,695	180,040,707	7,707,222	—
AST Mid-Cap Growth Portfolio*
13,080,240	2,395,000	4,035,000	2,319,799	1,466,926	15,226,965	1,297,016	—
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*
8,113,214	734,230	2,362,000	813,773	795,114	8,094,331	229,301	—
AST Parametric Emerging Markets Equity Portfolio*
1,759,144	4,952,300	4,281,000	44,446	19,365	2,494,255	253,224	—
AST PIMCO Dynamic Bond Portfolio*
92,737,914	11,835,001	35,867,601	4,918,333	(320,683)	73,302,964	7,257,719	—
AST Prudential Core Bond Portfolio*
781,746,719	526,768,345	94,835,000	67,144,081	16,606,105	1,297,430,250	96,895,463	—
AST QMA International Core Equity Portfolio*
110,784,796	14,677,401	18,065,000	16,334,589	2,452,146	126,183,932	9,998,727	—
AST QMA Large-Cap Portfolio*
249,460,684	11,829,999	79,178,769	19,009,146	37,334,961	238,456,021	11,029,418	—
AST Small-Cap Growth Opportunities Portfolio*
23,986,795	5,980,000	10,067,500	5,452,573	3,186,768	28,538,636	1,182,704	—
AST Small-Cap Growth Portfolio*
26,126,597	5,980,000	10,317,500	3,312,368	4,663,878	29,765,343	561,081	—
AST Small-Cap Value Portfolio*
10,926,884	32,489,797	22,482,000	4,029,247	(222,720)	24,741,208	854,029	—

B19

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST T. Rowe Price Large-Cap Growth Portfolio*
$101,200,680	$19,340,000	$36,069,189	$12,604,578	$14,772,488	$111,848,557	2,423,587	$—
AST T. Rowe Price Large-Cap Value Portfolio*
124,902,355	76,633,276	73,725,000	24,002,588	8,460,431	160,273,650	9,307,413	—
AST Templeton Global Bond Portfolio*
1,472,809	—	—	23,628	(1)	1,496,436	131,266	—
AST WEDGE Capital Mid-Cap Value Portfolio*
8,186,387	590,000	2,506,231	314,533	1,140,069	7,724,758	301,278	—
AST Wellington Management Global Bond Portfolio*
663,818,567	269,375,825	71,515,000	37,482,594	9,579,465	908,741,451	77,077,307	—
AST Western Asset Core Plus Bond Portfolio*
622,487,551	77,983,001	246,941,880	25,360,006	50,221,065	529,109,743	37,632,272	—
AST Western Asset Emerging Markets Debt Portfolio*
10,419,670	57,469,999	55,860,000	320,823	2,717,392	15,067,884	1,233,051	—
PGIM Core Ultra Short Bond Fund*
435,214,328	784,499,825	705,948,272	—	—	513,765,881	513,765,881	12,588,009

$5,796,121,648	$2,304,880,735	$2,510,743,454	$451,674,815	$358,231,704	$6,400,165,448		$12,588,009

Prudential Growth Allocation
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,380,648,919	$5,790,314,817	$4,893,997,015	$—	$—	$2,276,966,721	2,276,966,721	$53,749,608
PGIM Institutional Money Market Fund*
615,582,691	4,299,213,382	4,358,079,770	108,136	52,824	556,877,263	556,765,909	2,087,270	**

$1,996,231,610	$10,089,528,199	$9,252,076,785	$108,136	$52,824	$2,833,843,984		$55,836,878

*	The Fund did not have any capital gain distributions during the reporting period.
**	Represents the affiliated amount of securities lending income shown on the Statement of Operations.

5.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2019 are subject to such review.

B20

6.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Portfolios did not utilize the SCA during the year ended December 31, 2019.

7.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2019, all Portfolios offer only a single share class to investors.

As of December 31, 2019, all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Advanced Strategies	3	100%
AllianzGI World Trends	3	100
Balanced Asset Allocation	3	100
BlackRock Global Strategies	2	96
Fidelity Institutional AM® Quantitative	3	100
Preservation Asset Allocation	3	100
Prudential Growth Allocation	3	100

8.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk:    The Portfolios’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Portfolios for redemption before it matures and the Portfolios may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to the Portfolios. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolios will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolios. Other risks arise

B21

from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolios’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolios.

Emerging Markets Risk:    The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks:    The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolios invest could go down. The Portfolios’ holdings can vary significantly from broad market indexes and the performance of the Portfolios can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk:    The Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolios may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolios’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Fund of Funds Risk:    The value of an investment in the Portfolios will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Portfolios are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Portfolios’ allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Portfolios may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Portfolios to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolios would indirectly bear the costs of these trades without accomplishing the investment purpose.

Geographic Concentration Risk:    The Portfolios’ performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Portfolios invest. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Interest Rate Risk:    The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolios may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolios’ holdings may fall sharply. This is referred to as “extension risk”. The Portfolios may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Portfolios’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk:    The Portfolios may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Portfolios are difficult to purchase or sell. Liquidity risk includes the risk that the Portfolios may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Portfolios are forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolios may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolios may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolios’ value or prevent the Portfolios from being able to take advantage of other investment opportunities.

B22

Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolios’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolios fall, the value of an investment in the Portfolios will decline. Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios has unsettled or open transactions defaults.

Master Limited Partnership Risk:    The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Portfolios’ investment in MLPs subjects the Portfolios to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Risks of Investments in Bank Loans:    The Portfolios’ ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolios’ scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolios and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolios may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolios’ access to collateral, if any, may be limited by bankruptcy laws.

Risks of Investing in equity REITs:    Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Portfolios will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which they invest, in addition to the expenses of the Portfolios.

Risks of Investing in Treasury Inflation Protected Securities (TIPS):    The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Portfolios purchase TIPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, they may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Portfolios hold TIPS, the Portfolios may earn less on the security than on a conventional bond.

Short Sales Risk:    Short sales involve costs and risks. The Portfolios must pay the lender interest on the security they borrow, and the Portfolios will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Portfolios replace the borrowed security. Although the Portfolios’ gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box (i.e. short selling securities which the Portfolios already own), the Portfolios give up

B23

the opportunity for capital appreciation in the security.

U.S. Government and Agency Securities Risk:    U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

9.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolios’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Investment Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

B24

Financial Highlights

AST Advanced Strategies Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.75		$18.85		$16.13	$15.05		$14.94

Income (Loss) From Investment Operations:
Net investment income (loss)	0.36		0.32		0.27	0.26		0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.52		(1.42)		2.45	0.81		(0.08)

Total from investment operations	3.88		(1.10)		2.72	1.07		0.11

Capital Contributions	—	(b)(c)(d)	—	(c)(d)	—	0.01	(e)	—

Net Asset Value, end of year	$21.63		$17.75		$18.85	$16.13		$15.05

Total Return(f)	21.86	%(g)	(5.84	)%(g)	16.86%	7.18	%(h)	0.74%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,758		$7,630		$9,273	$8,475		$8,473
Average net assets (in millions)	$8,488		$8,883		$8,935	$8,300		$8,869
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.87%		0.88%		0.87%	0.88%		0.88%
Expenses before waivers and/or expense reimbursement	0.91%		0.91%		0.90%	0.91%		0.92%
Net investment income (loss)	1.79%		1.69%		1.52%	1.68%		1.28%
Portfolio turnover rate(j)	390%		255%		232%	207%		138%

AST AllianzGI World Trends Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.52		$14.68		$12.63	$12.05		$12.07

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24		0.21		0.18	0.16		0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.19		(1.37)		1.87	0.41		(0.16)

Total from investment operations	2.43		(1.16)		2.05	0.57		(0.02)

Capital Contributions	—	(b)(c)(d)	—	(c)(d)	—	0.01	(e)	—

Net Asset Value, end of year	$15.95		$13.52		$14.68	$12.63		$12.05

Total Return(f)	18.05	%(g)	(7.90	)%(g)	16.23%	4.81	%(k)	(0.17)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,030		$4,323		$5,643	$5,075		$5,230
Average net assets (in millions)	$4,865		$5,283		$5,410	$5,071		$4,753
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.99%		1.02%		1.02%	1.02%		1.03%
Expenses before waivers and/or expense reimbursement	1.02%		1.02%		1.02%	1.03%		1.03%
Net investment income (loss)	1.62%		1.48%		1.30%	1.30%		1.15%
Portfolio turnover rate(j)	148%		73%		48%	41%		51%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.11%

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(k)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.73%.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

AST Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.15		$18.04		$15.70	$14.77		$14.70

Income (Loss) From Investment Operations:
Net investment income (loss)	0.02		0.01		(0.01)	(0.02)		(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.31		(0.90)		2.35	0.95		0.09

Total from investment operations	3.33		(0.89)		2.34	0.93		0.07

Capital Contributions	—	(b)(c)	—		—	—		—

Net Asset Value, end of year	$20.48		$17.15		$18.04	$15.70		$14.77

Total Return(d)	19.42	%(e)	(4.93)%		14.90%	6.30%		0.48%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$11,118		$9,755		$11,445	$10,594		$10,497
Average net assets (in millions)	$10,760		$11,074		$11,067	$10,379		$10,907
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.16%		0.16%		0.16%	0.16%		0.16%
Expenses before waivers and/or expense reimbursement	0.16%		0.16%		0.16%	0.16%		0.16%
Net investment income (loss)	0.09%		0.06%		(0.04)%	(0.10)%		(0.14)%
Portfolio turnover rate(g)	24%		15%		15%	18%		25%

AST BlackRock Global Strategies Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.28		$14.03		$12.45	$11.64		$12.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.30		0.27		0.20	0.17		0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.04		(1.02)		1.38	0.64		(0.49)

Total from investment operations	2.34		(0.75)		1.58	0.81		(0.36)

Capital Contributions	—	(b)(c)(h)	—	(c)(h)	—	—	(c)(i)	—

Net Asset Value, end of year	$15.62		$13.28		$14.03	$12.45		$11.64

Total Return(d)	17.62	%(e)	(5.35	)%(e)	12.69%	6.96	%(e)	(3.00)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,471		$2,138		$2,502	$2,277		$2,222
Average net assets (in millions)	$2,409		$2,447		$2,397	$2,208		$2,319
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.11%		1.10%		1.11%	1.12	%(j)	1.10%
Expenses before waivers and/or expense reimbursement	1.13%		1.12%		1.12%	1.12	%(j)	1.10%
Net investment income (loss)	2.07%		1.96%		1.50%	1.42%		1.05%
Portfolio turnover rate(g)	198%		213%		250%	280%		253%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)	Less than $0.005 per share.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)	Does not include expenses of the underlying funds in which the Portfolio invests.

(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(i)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(j)	The expense ratio includes interest expense on short sales of 0.01% for the year ended December 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

AST Fidelity Institutional AM® Quantitative Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.70		$14.85		$12.75	$12.23		$12.11

Income (Loss) From Investment Operations:
Net investment income (loss)	0.25		0.24		0.18	0.17		0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.48		(1.39)		1.92	0.35		(0.04)

Total from investment operations	2.73		(1.15)		2.10	0.52		0.12

Capital Contributions	—	(b)(c)(d)	—	(c)(d)	—	—	(d)(e)	—

Net Asset Value, end of year	$16.43		$13.70		$14.85	$12.75		$12.23

Total Return(f)	20.00	%(g)	(7.74	)%(g)	16.47%	4.25	%(g)	0.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,810		$4,135		$5,304	$4,792		$4,820
Average net assets (in millions)	$4,649		$5,011		$5,095	$4,743		$4,977
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.92%		0.92%		0.94%	0.87%		0.80%
Expenses before waivers and/or expense reimbursement	0.94%		0.93%		0.94%	0.94%		0.94%
Net investment income (loss)	1.61%		1.60%		1.33%	1.34%		1.31%
Portfolio turnover rate(i)(j)	148%		126%		152%	174%		125%

AST Preservation Asset Allocation Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.74		$16.19		$14.70	$13.94		$13.92

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01		—	(d)	(0.01)	(0.02)		(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.31		(0.45)		1.50	0.78		0.04

Total from investment operations	2.32		(0.45)		1.49	0.76		0.02

Capital Contributions	—	(b)(d)	—	(c)(d)	—	—		—

Net Asset Value, end of year	$18.06		$15.74		$16.19	$14.70		$13.94

Total Return(f)	14.74	%(g)	(2.78	)%(g)	10.14%	5.45%		0.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,407		$5,833		$6,996	$6,602		$6,781
Average net assets (in millions)	$6,305		$6,573		$6,908	$6,711		$7,223
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.16%		0.16%		0.16%	0.16%		0.16%
Expenses before waivers and/or expense reimbursement	0.16%		0.16%		0.16%	0.16%		0.16%
Net investment income (loss)	0.05%		0.03%		(0.06)%	(0.11)%		(0.14)%
Portfolio turnover rate(j)	26%		14%		16%	17%		29%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

AST Prudential Growth Allocation Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.33		$16.59		$14.29	$12.98		$13.06

Income (Loss) From Investment Operations:
Net investment income (loss)	0.29		0.26		0.20	0.19		0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.65		(1.53)		2.10	1.12		(0.24)

Total from investment operations	2.94		(1.27)		2.30	1.31		(0.08)

Capital Contributions	—	(b)(c)(d)	0.01	(c)	—	—	(d)(e)	—

Net Asset Value, end of year	$18.27		$15.33		$16.59	$14.29		$12.98

Total Return(f)	19.18	%(g)	(7.59	)%(h)	16.10%	10.09	%(g)	(0.61)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$18,629		$15,626		$20,625	$11,314		$10,796
Average net assets (in millions)	$17,922		$19,406		$17,318	$10,643		$7,892
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.87%		0.87%		0.87%	0.90%		0.92%
Expenses before waivers and/or expense reimbursement	0.87%		0.87%		0.87%	0.91%		0.92%
Net investment income (loss)	1.71%		1.56%		1.32%	1.41%		1.21%
Portfolio turnover rate(j)	89%		111%		157%	143%		211%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (7.65)%.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF THE PORTFOLIOS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of each of the portfolios listed in Appendix A, each a portfolio of Advanced Series Trust, (the Portfolios), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 20, 2020

D1

Appendix A

AST Advanced Strategies Portfolio

AST AllianzGI World Trends Portfolio (formerly AST RCM World Trends Portfolio)

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST Fidelity Institutional AM® Quantitative Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Growth Allocation Portfolio

D2

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 10/19/1967 No. of Portfolios Overseen: 109	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007).	Since February 2011
Sherry S. Barrat 11/13/1949 No. of Portfolios Overseen: 109	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 11/28/1959 No. of Portfolios Overseen: 109	Formerly Senior Adviser (2013-2019) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Sotheby’s (Since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 11/1/1950 No. of Portfolios Overseen: 109	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 10/26/1961 No. of Portfolios Overseen: 109	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems.	Since January 2018
Robert F. Gunia 12/15/1946 No. of Portfolios Overseen: 109	Formerly Director of ICI Mutual Insurance Company (June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney 11/11/1941 No. of Portfolios Overseen: 109	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003

E1

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 12/5/1950 No. of Portfolios Overseen: 109	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 12/21/1965 No. of Portfolios Overseen: 109	Vice President of Prudential Annuities (Since June 2015); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1/24/1969 Vice President	Vice President of Investment Management (since December 2009)	Since June 2019
Raymond A. O’Hara 9/19/1955 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Andrew R. French 12/22/1962 Secretary	Vice President within PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain 8/9/1958 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo 10/14/1974 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Melissa Gonzalez 2/10/1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Dino Capasso 8/19/1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-July 2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

E2

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Charles H. Smith 1/11/1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy (August 1998-January 2007).	Since January 2017
Christian J. Kelly 5/5/1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 6/7/1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 8/19/1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc. and PGIM Global High Yield Fund, Inc.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

PRSRT STD

U.S. POSTAGE

PAID

DWIGHT, IL

PERMIT NO. 3

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2020 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-C

Advanced Series Trust

ANNUAL REPORT	December 31, 2019

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST BlackRock/Loomis Sayles Bond Portfolio

AST BlackRock Low Duration Bond Portfolio

AST MFS Growth Allocation Portfolio

AST T. Rowe Price Asset Allocation Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2019

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST BlackRock/Loomis Sayles Bond Portfolio	A2
	AST BlackRock Low Duration Bond Portfolio	A89
	AST MFS Growth Allocation Portfolio	A113
	AST T. Rowe Price Asset Allocation Portfolio	A148

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2019

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust January 31, 2020

Market Overview — unaudited	Annual Report	December 31, 2019

Equity Market Overview

US and international stock markets posted stellar returns in 2019 as many central banks, including the Federal Reserve (the Fed), cut interest rates or used other stimuli to spur growth. Although the markets fluctuated sharply at times in reaction to on-again-off-again trade tensions between the US and China, concerns about tariffs subsided later in the year.

In the US, the broad-based S&P 500® Index and Russell 3000® Index returned 31.46% and 31.02%, respectively, for the year. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 21.51%. (All returns cited are in US dollars and include dividends.)

Global economic growth slowed, central banks cut rates

During 2019, the pace of global growth slowed and concerns about the economic outlook rose due in part to uncertainties regarding US-China tariffs and other geopolitical factors, which created a drag on manufacturing and export activity. Many central banks responded by loosening monetary policy — in some cases reversing their positions. For example, the Fed, which hiked rates four times in 2018, cut its federal funds rate target three times in 2019 and moved from tapering its balance sheet to expanding it through asset purchases. The European Central Bank, which had been rolling back its bond-buying program in 2018, restarted it to stimulate the eurozone economy.

Although US real gross domestic product (GDP) growth rose 2.1% (annualized) in the third quarter, down from 3.1% in the first quarter, the US economy expanded at a moderate pace. (Fourth-quarter GDP data had not been released when this overview was published.) Corporate earnings, consumer spending, and the labor market were strong, while inflation remained low.

Stock markets rallied, retreated, and rebounded to record highs

Early in the first quarter, stocks rallied as US-China trade negotiations appeared to be progressing, the Fed signaled that it planned to pause from hiking rates unless warranted, the US government’s partial shutdown ended, and corporate earnings rose sharply despite slower growth. The S&P 500 jumped nearly 8.0% in January alone.

Stocks sold off in May as trade-war worries resurfaced. However, equity markets rallied in June in anticipation of possible rate cuts and on hopes for a trade deal. During the first half of 2019, the Fed maintained its interest rate target.

Trade concerns re-emerged in the third quarter amid signs of slowing growth and renewed trade frictions. With inflation below its target, the Fed cut rates in July for the first time since the financial crisis in 2008 as a pre-emptive measure to help sustain the US economy’s expansion and withstand the risk of a global economic slowdown and further drop in business investment.

In August, concerns about tariffs, the growth of China’s industrial output, and the global economy intensified, driving investors toward less-risky investments like US Treasuries. The yield on the 10-year US Treasury note, which moves opposite to its price, briefly dropped below the rate on two-year Treasuries. Although many analysts didn’t interpret this particular “yield curve inversion” as indicative of a looming recession, as they often have in the past, stock prices — particularly in emerging markets — dropped sharply.

Although the Fed cut rates again in September and October to a range of 1.50%-1.75%, Chairman Jerome Powell conveyed that the central bank did not plan to cut rates further unless incoming information required its members to materially reassess their outlook for the economy. As expected, the Fed did not adjust rates through the remainder of the year.

During the fourth quarter, US stock indexes surged to new highs and emerging market stocks rallied amid reports the US and China were moving toward a “phase one” partial trade deal. (The agreement was signed in January 2020 after the reporting period ended.) Eurozone stock markets rose in reaction to improved economic results from Germany. United Kingdom investors were encouraged by the outcome of December elections that many hope will lead to a smoother potential exit of the UK from the European Union.

All S&P 500 sectors rose

The best-performing sectors in the S&P 500 were information technology (+50.3%), communication services (+32.7%), and financials (+32.1%). Next in line were industrials (+29.4%), real estate (+29.0%), consumer discretionary (+27.9%), consumer staples (+27.6%), utilities (+26.4%), materials (+24.6%), health care (+20.8%), and energy (+11.8%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Growth outperformed value, large-cap stocks topped small caps

For the year, the Russell 3000® Growth Index returned 35.85%, outperforming the Russell 3000® Value Index, which rose 26.26%. Large-cap stocks, as measured by the Russell 1000® Index, rose 31.43%. The Russell Midcap® Index returned 30.54%, and the small-cap Russell 2000® Index lagged yet still returned 25.52%.

International stocks collectively rose but underperformed US equities

Stocks trading in emerging markets, as measured by the MSCI Emerging Markets Index, returned 18.4% for the year. Notable top-performing country components in the index included Russia (+50.9%), supported by a jump in oil prices, Taiwan (+36.4%), Brazil (+26.3%), and China (23.5%). Taiwan’s and China’s markets advanced in the fourth quarter as trade frictions diminished, although weak economic data from China dampened investor sentiment during the year. Notable countries that underperformed the index but still contributed positively to performance included South Korea (+12.5%), Mexico (+11.4%), and India (+7.6%). Malaysia (-2.0%) detracted from the index’s performance.

Equities in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 22.01%. For the year, the MSCI Europe Index rose 23.77%, the MSCI UK Index returned 21.05%, and the MSCI Japan Index rose 19.61%.

Fixed Income Market Overview

In 2019, for the first time in more than a decade, the Federal Reserve (the Fed) cut interest rates to help sustain the US economy’s expansion in the face of slowing global economic growth and US-China trade-war risks. The central bank was merely one of dozens that reduced rates throughout the year, igniting rallies in numerous global bond markets. During 2019, emerging markets debt, US high yield bonds, and corporate investment-grade bonds delivered robust returns, yet US government bonds and many other fixed income categories also posted solid results.

In the US, the economy grew at a healthy but slow pace. Although real gross domestic product (GDP) growth dropped from 3.1% (annualized) in the first quarter to 2.1% in the third, the economy continued to expand. (Fourth-quarter GDP data had not been released when this overview was published.) The national unemployment rate dropped to a 50-year low of 3.5% in September, corporate earnings were generally strong, and inflation remained low. Elsewhere, the European economy grew weakly. Notably, China’s growth rate dropped significantly from 6.6% in 2018 to 6.1% in 2019.

Bond markets fluctuated but closed higher

During the first quarter of 2019, global growth expectations softened. The Fed, which increased rates four times in 2018, signaled it would pause from hiking rates further based on its outlook at the time, sending bond markets higher. US high yield and emerging market bond prices rose sharply, supported by a tailwind of receding tariff worries and favorable corporate earnings.

In May, worries about the US-China trade war surfaced again. US Treasuries rallied while riskier assets such as high yield bonds dropped in price. The following month, however, the Fed hinted at the possibility of interest rate cuts ahead, trade fears cooled, and the high yield bond market rebounded. The Fed did not adjust rates during the first half of the year.

In July, the global economy showed signs of a slowdown and tariff fears returned. Later that month, for the first time since the financial crisis in 2008, the Fed cut rates as a pre-emptive measure to help sustain the expansion of the US economy and provide a cushion against the risk of a global economic slowdown. During August, the yield on 10-year US Treasuries dropped below yields on two-year Treasuries. Historically, when yields on longer-term Treasuries fall below yields on shorter-term issues, recessions have often followed. While many analysts questioned the “yield curve inversion” as a recessionary indicator in this instance, investors concerned about the economy gravitated to “safe-haven” securities like longer-term US Treasuries and other high-quality credits.

The investment-grade Bloomberg Barclays US Aggregate Bond Index returned 2.59% in August. US high yield bonds finished virtually flat, whereas emerging market sovereign debt markets dropped sharply due in part to a stronger US dollar versus most currencies.

In September, the Fed cut rates again and the European Central Bank restarted its bond-buying program to help stimulate the eurozone economy after rolling it back the previous year. After the Fed dropped its rate target to a range of 1.50% to 1.75% in October, Chairman Jerome Powell conveyed that the central bank had no plans for further cuts unless incoming data compelled its members to materially reassess their outlook for the economy. As expected, the Fed maintained its rate target through the remainder of the year.

During the fourth quarter, stronger-than-expected economic data and reports that the US and China were moving toward a “phase one” partial trade deal led to a “risk-on” rally. (The agreement was signed in January 2020 after the reporting period ended.) Over the final month of the year, high yield bonds and emerging markets bonds posted solid gains, while investment-grade US bonds dropped slightly.

Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Emerging market debt and high yield bonds surged by double digits

For the year, the Bloomberg Barclays Global Aggregate Bond Index (unhedged), which measures global investment-grade debt performance, returned 6.84%. (All returns cited are in US dollars.) Bonds trading in the US, based on the Bloomberg Barclays US Aggregate Bond Index, rose 8.72%. The US index’s leading component sectors included investment-grade corporate bonds (+14.5%), which benefited from the interest rate cuts and solid fundamentals, along with Treasury inflation-protected securities (+8.4%), commercial mortgage-backed securities (+8.3%), and US Treasury securities (+6.9%). Treasuries with longer maturities rallied in the second and third quarters when trade tensions escalated, which triggered a “flight to quality.” The 10-year US Treasury note’s yield, which moves opposite to its price, opened 2019 at approximately 2.65% and closed the year at 1.92% as trade tensions eased.

The Bloomberg Barclays Municipal Bond Index returned 7.54% for the year. US high yield bonds (debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 14.40%. Accommodative monetary policies, strong corporate earnings, and investors’ quest for enhanced yield supported demand for high yield opportunities. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index surged 15.04%. Despite a strong US dollar (relative to most currencies), sovereign debt yields in general drifted lower as inflation was contained in many countries, providing their central banks with latitude to reduce interest rates, which bolstered bond prices.

AST BlackRock/Loomis Sayles Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	9.23%	2.93%	3.69%
Bloomberg Barclays US Aggregate Bond Index	8.72	3.05	3.75

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST BlackRock/Loomis Sayles Bond Portfolio returned 9.23%. The Portfolio outperformed the Bloomberg Barclays US Aggregate Bond Index.

The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

What were the market conditions during the reporting period?

In early 2019, the bond market rallied strongly after a steep decline at the end of 2018, and the rally continued throughout the year. Liquidity inundated the markets, with interest rate cuts galore by central banks around the globe. A combination of three rate cuts by the Federal Reserve and a drop in volatility related to a trade war counterbalanced worries about inverted yield curves portending a recession, political developments, and uncertainties about the direction of the US economy given the length of the US equity bull market. These factors led to a reporting period that was quite bountiful for investors. For the year, bond market returns were notably positive and stock returns were even stronger, especially compared to 2018 when the defensive US dollar and cash arguably reigned supreme. The S&P 500 Index’s total return was 31.46% in 2019.

In fixed income, US bonds generated a return of 8.72% during the reporting period, as measured by the Bloomberg Barclays US Aggregate Bond Index, while the Bloomberg Barclays Global Aggregate Index, representing global bonds, appreciated 6.84% (or 8.2% hedged). The 10-year US Treasury yield fell to 1.9% from 2.7% during the period, and the 30-year US Treasury yield dropped from 3.0% to 2.4%, resulting in impressive price performance for long-term Treasuries. US high yield bonds, as measured by the Bloomberg Barclays US Corporate High Yield Bond Index, rose 14.32%, and US investment-grade corporate bonds, as measured by the Bloomberg Barclays US Credit Index, gained 13.80%, as credit spreads (yield differentials versus US Treasuries) tightened over the course of the year. In this environment, many active core plus managers produced positive results, given that they could take advantage of macro-induced opportunities and were likely to hold spread products (taxable non-government securities) such as high yield bonds and corporate bonds.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed the Bloomberg Barclays US Aggregate Bond Index (the Index) during the reporting period, as both subadvisors beat the Index.

The BlackRock sleeve was a strong performer. Both sector allocations and bond selection made notable positive contributions to relative performance. Selection was particularly robust within corporate credit. The sleeve also successfully took advantage of perceived market dislocations regarding interest rate direction during the period and added value through its duration positioning. Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.

The Loomis Sayles sleeve modestly outpaced the Index. In particular, the sleeve benefited from its exposure to Treasury inflation-protected securities, which struggled early in the period but subsequently rebounded. An overweight in and selection of high yield bonds, plus exposure to appreciating Mexican debt instruments, also added to relative performance.

The Portfolio uses derivatives, mostly to hedge portfolio positions and exposures. The BlackRock sleeve utilized futures, currency forwards, swaps, and options to manage duration and yield curve exposure, take active currency positions, and hedge currency risk. The use of these derivatives had a minimal impact on performance during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

1

AST BlackRock/Loomis Sayles Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST BlackRock/Loomis Sayles Bond (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	65.7%
AA	4.6%
A	14.3%
BBB	17.5%
BB	3.3%
B	2.6%
CCC and Below	2.4%
NR	2.6%
Cash & Equivalents	-13.0%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

2

AST BlackRock Low Duration Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	4.62%	1.83%	1.75%
ICE BofA Merrill Lynch 1-3 Year Treasury Index	3.55	1.39	1.22
Bloomberg Barclays 1-3 Year US Gov’t/Credit Bond Index	4.03	1.67	1.54

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST BlackRock Low Duration Bond Portfolio returned 4.62%. The Portfolio outperformed both the ICE BofA Merrill Lynch 1-3 Year Treasury Index and the Bloomberg Barclays 1-3 Year US Gov’t/Credit Bond Index.

The investment objective of the Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management.

What were the market conditions during the reporting period?

2019 (the reporting period) was characterized by global monetary policy shifting to an easing bias and financial market headlines being dominated by uncertainty around political and geopolitical events.

After raising interest rates four times in 2018, the Federal Reserve (the Fed) cut rates three times in 2019 as recessionary fears swelled amid a backdrop of geopolitical risk and negative manufacturing data surprises. In addition, yield curves inverted, meaning longer-dated yields were lower than shorter-dated yields, which historically has been viewed as a precursor to a recession. The European Central Bank (ECB), Bank of Japan, People’s Bank of China, Reserve Bank of Australia, and a vast swathe of other central banks also introduced further easing and liquidity measures to counteract weaknesses in domestic economies. In August, the US 10-year Treasury yield declined by as much as 56 basis points (bps) to 1.46%, the lowest level since July 2016, while 30-year rates fell by 58 bps, recording a new historic low of 1.95%. (One basis point equals 0.01%.) Overall, the dollar amount of bonds with negative yields in August exceeded $16 trillion. On December 31, that figure remained above $11 trillion.

While trade headlines and weak manufacturing data continued to cast uncertainty on the duration of US economic expansion, impressive jobs gains of 2.11 million in 2019 and solid consumption data painted a somewhat stable picture.

Major sovereign bond yields rose broadly in the fourth quarter, as it became clear that fears that had weighed on sentiment for months — most notably, an escalation of the US-China trade war, a no-deal exit from the European Union by the United Kingdom, and a recession — were not likely to materialize in the short term. A partial “phase one” trade deal between US and China, the Fed’s affirmation to remain on hold regarding interest rate increases in 2020, and Fed Chairman Jerome Powell’s clarification that the bar to hike rates remains high, led the US Treasury curve to steepen through year-end. As a result, the 2s10s curve (the spreads between the two- and 10-year yield), which fell as low as -6 bps in August, reached 34 bps on the final day of the year — its highest level in 2019. Two- and 10-year rates ended the year 90 and 77 bps lower at 1.58% and 1.92%, respectively.

What strategies or holdings affected the Portfolio’s performance?

The largest contributors to relative returns were the Portfolio’s allocations to investment-grade corporates, asset-backed securities (ABS), mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), and high yield corporates, as well as duration and yield-curve positioning. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.) The Portfolio’s allocation to futures, used as a hedge to risk, detracted from performance this period.

Entering 2019, the Portfolio remained tactically constructive on corporate credit, as BlackRock believed the Fed would turn dovish in the face of broad-based signs of economic slowdown and that credit spreads would retrace in the first quarter. Going into the second quarter, BlackRock slightly pared the Portfolio’s exposure to corporates and rotated into ABS on the belief that the US consumer remained strong. BlackRock also added to CMBS as this sector lagged the overall retracement in spreads, making the asset class look relatively cheap. In the third quarter, the Portfolio was positioned with a

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

3

AST BlackRock Low Duration Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

longer-duration bias on the view that there was an increased probability that the Fed would start easing. Additionally, BlackRock continued to reduce the Portfolio’s exposure to US corporate credit, and to a lesser extent ABS, and rotated into agency MBS. BlackRock believed agency MBS looked attractive relative to other spread sectors, especially due to increased demand from banks, and on expectations that the prepayment speeds would moderate going into year-end. Finally, BlackRock reduced the exposure to US corporate credit, but maintained a tactical overweight in European credit given attractive foreign exchange hedged yields and the benefit of the ECB’s continued purchase program. In the fourth quarter, BlackRock maintained a longer-duration bias in the two-year part of the curve on the view that the Fed will remain cautious given muted inflationary pressures.

The Portfolio’s allocation to Treasury futures for risk-hedging purposes was a detractor from the Portfolio’s returns. Derivatives are used as a broader risk-management strategy. The Portfolio utilizes futures, currency forwards, swaps, and options to manage duration and yield-curve exposure, take active currency positions, speculate on volatility, and hedge currency risk.

Presentation of Portfolio Holdings — unaudited

AST BlackRock Low Duration Bond (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	54.4%
AA	5.5%
A	9.9%
BBB	25.7%
BB	0.4%
B	0.2%
CCC and Below	0.9%
NR	0.4%
Cash & Equivalents	2.6%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

4

AST MFS Growth Allocation Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	22.76%	6.21%	7.68%
Blended Index	24.51	8.63	10.08
S&P 500 Index	31.46	11.69	13.89

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/30/2012. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST MFS Growth Allocation Portfolio returned 22.76%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek total return.

What were the market conditions during the reporting period?

Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid signs of stabilization in the manufacturing sector. Fading fears of a near-term global recession, the announcement of a partial trade deal between the US and China, and decline in uncertainty over the United Kingdom’s pending exit from the European Union (known as Brexit) helped bolster market sentiment late in the period.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the Federal Reserve (the Fed) to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in the fourth quarter of 2019 and indications of a bottoming in growth and potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks adopted more dovish stances as well, with the European Central Bank (ECB) unveiling a package of easing measures. The ECB package included further cutting of overnight rates, which sent them deeper into negative territory; the restarting of a bond-buying program; and lengthening the term of inexpensive loans to three years from two. Elsewhere, the central banks of India and Australia were among those that cut rates several times during 2019. China was more cautious about increasing liquidity as it continued its efforts to deleverage the country’s economy, cutting rates only marginally.

Conditions in the emerging markets improved in late 2019 as the Fed became more dovish, but significant trade friction between the US and China weighed on market sentiment for much of 2019, though sentiment improved toward year-end on hopes for a partial trade deal.

What strategies or holdings affected the Portfolio’s performance?

Massachusetts Financial Services (MFS) took over portfolio management responsibilities in April 2019. From April 2019 through December 31, 2019, the Portfolio outpaced its blended index. Collectively, style exposures across the Portfolio detracted from relative returns, but this was more than offset by the strong performance of the underlying strategies versus their respective benchmark indexes.

At the asset class level, the Portfolio’s exposure to international equities was the largest positive contributor to relative results. Both underlying strategies (MFS Research International and MFS Emerging Markets Equities) outperformed their respective benchmark indexes. In fact, MFS Research International was the single-largest contributor to relative results. The strong performance of the underlying strategies was slightly offset by the Portfolio’s exposure to emerging markets equities, which trailed developed international equities during the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

5

AST MFS Growth Allocation Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

US equities were the lone detracting asset class. Performance of the underlying strategies was quite strong, as all seven strategies outpaced their respective benchmark indexes. However, the positive results were slightly more than offset by detracting style exposures. Other than exposure to large-cap growth equities (which outpaced the broad-market S&P 500 Index), all of the Portfolio’s other style exposures (mid-cap and small-cap equities, as well as value equities across all capitalization spectrums) were detractors during the period.

In absolute terms, fixed income was the Portfolio’s lowest-performing asset class during the period. However, it was the second-leading contributor in relative terms. The Portfolio benefited from strong subadvisor selection. MFS High Income, MFS Emerging Markets Debt, and MFS Total Return Bond all added to performance, as they outpaced their respective benchmark indexes. The only notable detractors came from style exposure — specifically, inflation-adjusted bonds and high yield corporate bonds, both of which trailed the broad fixed income market (as measured by the Bloomberg Barclays US Aggregate Bond Index).

The Portfolio’s specialty segment, which consists of MFS Global Real Estate, added to relative results, as that strategy outperformed its benchmark index by a sizeable margin during the period.

Presentation of Portfolio Holdings — unaudited

AST MFS Growth Allocation (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets)
Microsoft Corp.	Software	1.0%
Global Payments, Inc.	IT Services	0.7%
Amazon.com, Inc.	Internet & Direct Marketing Retail	0.7%
Fiserv, Inc.	IT Services	0.7%
Aon PLC	Insurance	0.6%
Mastercard, Inc. (Class A Stock)	IT Services	0.6%
Fidelity National Information Services, Inc.	IT Services	0.6%
Nestle SA (Switzerland)	Food Products	0.6%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.6%
U.S. Treasury Inflation Indexed Bonds, TIPS, 2.375%, 01/15/25	U.S. Treasury Obligations	0.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

6

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	20.84%	7.27%	8.54%
Blended Index	20.73	7.38	8.63
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST T. Rowe Price Asset Allocation Portfolio returned 20.84%. The Portfolio outperformed the Blended Index and underperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

What were the market conditions during the reporting period?

US stock prices surged during 2019. A major driver of market performance was the Federal Reserve’s pivot away from a tightening cycle toward accommodative monetary policy, as the central bank reduced rates three times starting in late July as part of a “mid-cycle adjustment.”

Trade discussions between the US and China were another major driver of market sentiment in 2019. Speculation arose numerous times during the year that the US and China were close to reaching a trade agreement, though tensions occasionally flared up and seemed to reduce the likelihood of a deal. A preliminary “phase-one” deal was struck on December 13, when Chinese officials held a press conference announcing a preliminary agreement had been reached to reduce US tariffs on Chinese goods.

Returns in developed Asian markets were broadly positive during 2019. Japanese share prices advanced, while stock performance in Hong Kong lagged within the region, hurt by ongoing protests that were triggered by a controversial extradition bill. Although the proposed legislation was rescinded, the protests continued because demonstrators had other demands.

Returns in developed European stock markets were broadly positive. United Kingdom share prices advanced despite doubts that persisted throughout the year about the UK’s pending exit from the European Union (known as Brexit). Prime Minister Theresa May resigned in June after she was unable to successfully negotiate a deal. In December, Prime Minister Boris Johnson and the Conservatives decisively won a general election, removing much of the uncertainty surrounding Brexit.

In this environment, multi-asset portfolios with relatively higher allocations to equities and other risk assets likely would have outperformed their peers, in the subadvisor’s view. Conversely, portfolios with a relatively defensive posture (e.g., higher allocations to cash and US investment-grade debt) would have underperformed their peers.

What strategies or holdings affected the Portfolio’s performance?

For the period, the Portfolio outperformed its blended benchmark. Strong security selection and favorable exposure to out-of-benchmark sectors drove outperformance, while tactical decisions detracted.

Security selection within the underlying portfolios positively contributed to relative returns. Security selection within the US large-cap and international developed markets equity allocations was a primary driver of relative outperformance, as these portfolios outpaced their respective benchmarks for the year. Within fixed income, security selection among investment-grade bonds also contributed to relative returns, while selection among emerging markets bonds was a modest detractor.

The inclusion of diversifying sectors within the Portfolio also contributed to relative returns, driven by its exposure to emerging markets and high yield bonds, which outpaced the Bloomberg Barclays US Aggregate Bond Index. Conversely, the inclusion of real assets equities, which trailed the blended equity benchmark for the year, negatively impacted performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

7

AST T. Rowe Price Asset Allocation Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Tactical allocation decisions detracted from relative results for the year. The negative impact was driven primarily by an underweight to equities, which outpaced fixed income and cash, particularly early in the year when equities rallied following a global sell-off in late 2018. An overweight allocation to international equities, which lagged US stocks, also negatively impacted relative returns.

As of the end of the reporting period, the Portfolio held interest rate futures, index futures, currency forwards, non-deliverable forward contracts, credit default swaps, and credit default swap index instruments, generating gross exposure of approximately 21.4%. The Portfolio also held currency options, interest rate swaps, and rights during the period. The estimated return impact from employing currency forwards was -2 basis points (bps), 172 bps from futures, a negligible return impact from options, a negligible return impact from rights, and 18 bps from swaps. (One basis point equals 0.01%.)

Presentation of Portfolio Holdings — unaudited

AST T Rowe Price Asset Allocation (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets)
Apple, Inc.	Technology Hardware, Storage & Peripherals	1.6%
Microsoft Corp.	Software	1.6%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.1%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	0.8%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.8%
JPMorgan Chase & Co.	Banks	0.7%
Visa, Inc. (Class A Stock)	IT Services	0.5%
Johnson & Johnson	Pharmaceuticals	0.5%
Nestle SA (Switzerland)	Food Products	0.4%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

8

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2019

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST MFS Growth Allocation Portfolio Blended Index consists of the S&P 500 Index (54%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, the MSCI EAFE Index (GD) (21%) , an unmanaged capitalization weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, the FTSE EPRA/NAREIT Developed Real Estate Net Index (5%), an unmanaged free-float adjusted, market capitalization-weighted index designed to track the performance of listed real estate companies in both developed and emerging countries worldwide, and the Bloomberg Barclays US Aggregate Index (20%), an unmanaged broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

AST T. Rowe Price Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (45%), an unmanaged market cap weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

Bloomberg Barclays 1-3 Year US Gov’t/Credit Bond Index is an unmanaged index which is a component of the US Government/Credit Bond Index, which includes treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are an investment grade with a maturity between one and three years.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE BofA Merrill Lynch 1-3 Year Treasury Index is an unmanaged sub-index of the ICE BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2019

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

AST BlackRock/Loomis Sayles Bond Portfolio	Actual	$1,000.00	$1,023.50	0.74%	$3.77
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

AST BlackRock Low Duration Bond Portfolio	Actual	$1,000.00	$1,012.50	0.72%	$3.65
	Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67

AST MFS Growth Allocation Portfolio	Actual	$1,000.00	$1,076.00	0.98%	$5.13
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

AST T. Rowe Price Asset Allocation Portfolio	Actual	$1,000.00	$1,068.90	0.88%	$4.59
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2019, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

GLOSSARY

The following abbreviations are used in the Portfolios’ descriptions:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
ABS	Asset-Backed Security
Aces	Alternative Credit Enhancements Securities
ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
ASX	Australian Securities Exchange
BABs	Build America Bonds
BROIS	Brazil Overnight Index Swap
BTP	Buoni del Tesoro Poliennali
CDI	Chess Depository Interest
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CPI	Consumer Price Index
CVA	Certificate Van Aandelen (Bearer)
CVR	Contingent Value Rights
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FREMF	Freddie Mac Mortgage Trust
FTSE	Financial Times Stock Exchange
GMTN	Global Medium Term Note
iBoxx	Bond Market Indices
IO	Interest Only (Principal amount represents notional)
LIBOR	London Interbank Offered Rate
M	Monthly payment frequency for swaps
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NATL	National Public Finance Guaranty Corp.
NYSE	New York Stock Exchange
OFZ	Obligatsyi Federal’novo Zaima (Federal Loan Obligations)
OTC	Over-the-counter
PIK	Payment-in-Kind
PJSC	Public Joint-Stock Company
PRFC	Preference Shares
Q	Quarterly payment frequency for swaps
REITs	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
RSP	Savings Shares
RTS	Russian Trading System
S	Semiannual payment frequency for swaps
S&P	Standard & Poor’s
SDR	Sweden Depositary Receipt
SPDR	Standard & Poor’s Depositary Receipts
SPI	Swiss Performance Index
STACR	Structured Agency Credit Risk
STOXX	Stock Index of the Eurozone
T	Swap payment upon termination
TBA	To Be Announced
TIPS	Treasury Inflation-Protected Securities
TOPIX	Tokyo Stock Price Index
UTS	Unit Trust Security
XTSE	Toronto Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 113.3%

ASSET-BACKED SECURITIES — 8.3%
Automobiles — 0.5%
AmeriCredit Automobile Receivables,
Series 2015-04, Class C
2.880%	07/08/21	106	$105,842
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-01A, Class A, 144A
2.500%	07/20/21	2,000	2,002,571
Series 2016-01A, Class A, 144A
2.990%	06/20/22	2,885	2,916,191
Series 2016-02A, Class A, 144A
2.720%	11/20/22	3,890	3,914,404
Series 2017-01A, Class A, 144A
3.070%	09/20/23	2,870	2,916,020
Series 2019-01A, Class A, 144A
3.450%	03/20/23	685	700,457
CarMax Auto Owner Trust,
Series 2019-04, Class A2A
2.010%	03/15/23	2,330	2,330,537
Credit Acceptance Auto Loan Trust,
Series 2017-01A, Class A, 144A
2.560%	10/15/25	39	39,583
Series 2018-02A, Class A, 144A
3.470%	05/17/27	1,330	1,346,700
Drive Auto Receivables Trust,
Series 2017-AA, Class C, 144A
2.980%	01/18/22	56	55,953
Santander Drive Auto Receivables Trust,
Series 2018-02, Class B
3.030%	09/15/22	996	997,680
Series 2018-02, Class C
3.350%	07/17/23	1,010	1,020,006
Series 2019-03, Class A3
2.160%	11/15/22	990	991,493

			19,337,437

Collateralized Loan Obligations — 3.8%
ACIS CLO Ltd. (Cayman Islands),
Series 2014-04A, Class A, 144A, 3 Month LIBOR + 1.420% (Cap N/A, Floor 0.000%)
3.329%(c)	05/01/26	250	249,673
Adams Mill CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A2R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
3.101%(c)	07/15/26	683	683,302
Allegro CLO Ltd. (Cayman Islands),
Series 2014-01RA, Class A1, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
3.046%(c)	10/21/28	260	259,054
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
3.151%(c)	01/15/30	1,060	1,059,307
Series 2016-01A, Class BR, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
3.701%(c)	01/15/30	410	409,061
ALM Ltd. (Cayman Islands),
Series 2012-05A, Class A1R3, 144A, 3 Month LIBOR + 0.910%
2.913%(c)	10/18/27	850	849,368

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Series 2012-06A, Class A2R3, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
3.401%(c)	07/15/26	681	$674,959
Series 2013-07RA, Class A1R, 144A, 3 Month LIBOR + 1.410% (Cap N/A, Floor 0.000%)
3.411%(c)	10/15/28	520	518,684
Series 2013-08A, Class A1R, 144A, 3 Month LIBOR + 1.490% (Cap N/A, Floor 1.490%)
3.491%(c)	10/15/28	250	250,375
Series 2015-12A, Class BR2, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)
3.651%(c)	04/16/27	370	362,962
ALM Ltd./ALM LLC (Cayman Islands),
Series 2015-16A, Class A2R2, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.501%(c)	07/15/27	1,020	1,010,048
Series 2015-16A, Class BR2, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)
3.901%(c)	07/15/27	410	408,148
AMMC CLO Ltd. (Cayman Islands),
Series 2013-12A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
3.101%(c)	11/10/30	500	496,838
Series 2013-13A, Class A1LR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
3.196%(c)	07/24/29	590	592,581
Series 2017-21A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.152%(c)	11/02/30	250	248,820
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.236%(c)	10/13/30	490	487,344
Series 2013-01A, Class A2R, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
3.636%(c)	10/13/30	250	247,641
Series 2014-03RA, Class A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
2.986%(c)	01/28/31	380	376,899
Series 2014-03RA, Class B, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
3.436%(c)	01/28/31	440	433,018
Series 2014-03RA, Class C, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)
3.786%(c)	01/28/31	250	238,363
Series 2014-04RA, Class C, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
3.786%(c)	01/28/31	650	627,576
Series 2014-05RA, Class B, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
3.451%(c)	01/15/30	1,420	1,400,961
Series 2014-05RA, Class C, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)
3.851%(c)	01/15/30	640	621,278
Series 2015-06A, Class AR, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)
3.271%(c)	07/15/30	1,030	1,027,244

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Series 2015-07A, Class B1R, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.301%(c)	10/15/27		650	$643,014
Series 2016-08A, Class BR, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.536%(c)	07/28/28		250	248,459
Apidos CLO Ltd. (Cayman Islands),
Series 2013-12A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
3.081%(c)	04/15/31		765	759,921
Series 2013-15A, Class A1RR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
2.976%(c)	04/20/31		500	494,478
Series 2013-16A, Class A1R, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.000%)
2.946%(c)	01/19/25		11	11,071
Series 2018-18A, Class A1, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
3.093%(c)	10/22/30		250	249,242
Arbor Realty Collateralized Loan Obligation Ltd. (Cayman Islands),
Series 2017-FL03, Class A, 144A, 1 Month LIBOR + 0.990% (Cap N/A, Floor 0.000%)
2.730%(c)	12/15/27		700	700,098
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands),
Series 2017-FL02, Class A, 144A, 1 Month LIBOR + 0.990% (Cap N/A, Floor 0.000%)
2.730%(c)	08/15/27		330	330,031
ARI Investments LLC,
—%(p)	01/06/25	^	853	853,307
Avery Point CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
3.040%(c)	04/25/26		2,735	2,738,264
Series 2014-05A, Class AR, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.000%)
2.982%(c)	07/17/26		419	418,747
Series 2015-06A, Class AR, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
2.941%(c)	08/05/27		640	638,483
Series 2015-06A, Class BR, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
3.391%(c)	08/05/27		420	417,241
Series 2015-07A, Class AR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
3.141%(c)	01/15/28		1,190	1,188,026
Babson CLO Ltd. (Cayman Islands),
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 0.000%)
3.156%(c)	10/20/30		520	521,021
Series 2015-IA, Class BR, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.366%(c)	01/20/31		250	245,040
Battalion CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.186%(c)	01/24/29		3,650	3,651,075

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2014-IVA, Class A1RR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.216%(c)	01/20/29	440	$440,611
Series 2015-VIA, Class A1R, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
3.243%(c)	10/18/29	2,210	2,210,030
Series 2015-VIA, Class A2R, 144A, 3 Month LIBOR + 1.720% (Cap N/A, Floor 0.000%)
3.723%(c)	10/18/29	623	616,124
Series 2015-VIIA, Class A1AR, 144A, 3 Month LIBOR + 0.780% (Cap N/A, Floor 0.000%)
2.783%(c)	07/18/27	452	451,174
Series 2018-05BA, Class A1A, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 0.000%)
3.056%(c)	04/20/31	1,000	995,179
BlueMountain CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R2, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)
3.196%(c)	01/20/29	1,634	1,632,318
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
3.133%(c)	10/22/30	810	809,339
Series 2015-03A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
2.966%(c)	04/20/31	4,250	4,197,220
Bowman Park CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
3.090%(c)	11/23/25	395	395,078
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2013-04A, Class A1RR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
3.001%(c)	01/15/31	370	367,541
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
2.972%(c)	04/17/31	560	556,283
Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.536%(c)	07/28/28	360	358,990
CBAM Ltd. (Cayman Islands),
Series 2017-02A, Class B1, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
3.752%(c)	10/17/29	590	587,094
Series 2017-03A, Class A, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)
3.232%(c)	10/17/29	720	718,546
Series 2017-03A, Class B1, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
3.702%(c)	10/17/29	250	248,549
CDO Repack SPC Ltd. (Cayman Islands),
Series 2006-CLF01, Class D1, 144A
1.000%	05/20/30	500	533,580
Cedar Funding CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)
3.115%(c)	06/09/30	305	305,134

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Series 2014-04A, Class AR, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)
3.164%(c)	07/23/30	960	$962,115
Series 2016-05A, Class A1R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
3.102%(c)	07/17/31	850	844,593
Series 2016-06A, Class AR, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
3.056%(c)	10/20/28	2,340	2,338,347
Series 2017-08A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.252%(c)	10/17/30	3,018	3,019,015
Series 2017-08A, Class B, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
3.702%(c)	10/17/30	560	553,022
Cent CLO Ltd. (Cayman Islands),
Series 2015-24A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 0.000%)
3.071%(c)	10/15/26	630	628,609
CIFC Funding Ltd. (Cayman Islands),
Series 2014-04RA, Class A1A, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
3.132%(c)	10/17/30	3,060	3,049,935
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
2.781%(c)	04/15/27	219	218,611
Series 2015-02A, Class CR, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
3.701%(c)	04/15/27	850	834,168
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
3.206%(c)	04/20/30	2,250	2,244,597
Eaton Vance CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1RR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 0.000%)
3.161%(c)	01/15/28	250	248,767
Elm CLO Ltd. (Cayman Islands),
Series 2014-01A, Class ARR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 0.000%)
3.172%(c)	01/17/29	2,740	2,743,549
Series 2014-01A, Class BRR, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
3.752%(c)	01/17/29	340	338,972
Galaxy CLO Ltd. (Cayman Islands),
Series 2013-15A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
3.201%(c)	10/15/30	1,010	1,008,935
Series 2017-23A, Class A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
3.216%(c)	04/24/29	414	414,263
Series 2018-29A, Class C, 144A, 3 Month LIBOR + 1.680% (Cap N/A, Floor 0.000%)
3.590%(c)	11/15/26	250	246,002
GoldenTree Loan Opportunities Ltd. (Cayman Islands),
Series 2014-09A, Class AR2, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
3.038%(c)	10/29/29	4,500	4,508,558

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Highbridge Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
2.891%(c)	02/05/31	5,040	$5,007,007
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
3.106%(c)	01/20/28	700	700,430
Kayne CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
3.241%(c)	10/15/31	4,125	4,100,766
Series 2018-02A, Class B, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 0.000%)
3.901%(c)	10/15/31	1,250	1,249,218
KKR CLO Ltd. (Cayman Islands),
Series 2016, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.216%(c)	01/20/29	1,177	1,176,949
LCM LP (Cayman Islands),
Series 20A, Class AR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
3.006%(c)	10/20/27	4,500	4,505,728
Series 20A, Class BR, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
3.516%(c)	10/20/27	750	745,075
LCM Ltd. (Cayman Islands),
Series 26A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
3.036%(c)	01/20/31	1,510	1,505,190
LoanCore Issuer Ltd. (Cayman Islands),
Series 2018-CRE01, Class A, 144A, 1 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
2.870%(c)	05/15/28	420	420,201
Madison Park Funding Ltd. (Cayman Islands),
Series 2012-10A, Class AR2, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
3.186%(c)	01/20/29	1,760	1,756,643
Series 2013-11A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 0.000%)
3.094%(c)	07/23/29	730	729,742
Series 2014-13A, Class AR2, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
2.916%(c)	04/19/30	510	507,451
Series 2015-18A, Class A1R, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 0.000%)
3.156%(c)	10/21/30	2,950	2,951,851
Series 2015-19A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.203%(c)	01/22/28	870	868,303
Series 2017-23A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.146%(c)	07/27/30	950	946,674
Series 2017-26A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
3.128%(c)	07/29/30	970	967,787

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Marble Point CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
3.183%(c)	12/18/30	490	$487,010
Mariner CLO LLC (Cayman Islands),
Series 2017-04A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.146%(c)	10/26/29	300	300,179
Mountain Hawk CLO Ltd. (Cayman Islands),
Series 2013-02A, Class BR, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.566%(c)	07/20/24	634	634,295
MP CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.216%(c)	10/20/30	590	587,963
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
3.083%(c)	10/18/28	320	319,845
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 0.910% (Cap N/A, Floor 0.000%)
2.846%(c)	10/28/27	990	988,090
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.851%(c)	01/15/28	250	249,999
Neuberger Berman Loan Advisers CLO Ltd. (Cayman Islands),
Series 2017-26A, Class A, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
3.173%(c)	10/18/30	1,030	1,029,374
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
3.016%(c)	04/26/31	220	218,376
Series 2015-10A, Class A1R, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.000%)
2.756%(c)	10/26/27	160	159,950
Series 2016-12A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
3.123%(c)	10/18/28	1,159	1,160,765
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
3.261%(c)	07/15/30	1,910	1,910,045
Octagon Investment Partners Ltd. (Cayman Islands),
Series 2013-01A, Class A1R2, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
2.940%(c)	01/25/31	1,990	1,977,803
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 0.000%)
3.156%(c)	01/20/31	260	260,158
Series 2018-18A, Class A1A, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)
2.961%(c)	04/16/31	1,250	1,235,570
OFSI Fund Ltd. (Cayman Islands),
Series 2014-06A, Class A2R, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 0.000%)
3.131%(c)	03/20/25	2,078	2,076,945

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Series 2014-07A, Class AR, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.000%)
2.903%(c)	10/18/26	473	$472,831
OHA Credit Partners Ltd. (Cayman Islands),
Series 2013-09A, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
2.976%(c)	10/20/25	147	147,199
OZLM Funding Ltd. (Cayman Islands),
Series 2012-01A, Class A1R2, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)
3.183%(c)	07/22/29	500	498,744
Series 2013-03A, Class BRR, 144A, 3 Month LIBOR + 2.700% (Cap N/A, Floor 2.700%)
4.570%(c)	01/22/29	700	699,974
Series 2013-04A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.203%(c)	10/22/30	290	288,325
Series 2013-04A, Class A2R, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
3.653%(c)	10/22/30	380	375,204
OZLM Ltd. (Cayman Islands),
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
3.012%(c)	07/17/29	1,250	1,237,264
Series 2015-14A, Class A2AR, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
4.003%(c)	01/15/29	1,050	1,045,933
Series 2017-19A, Class A1, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
3.206%(c)	11/22/30	400	398,309
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
3.132%(c)	01/17/31	250	249,515
Series 2015-01A, Class A1R2, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
3.115%(c)	05/21/29	1,750	1,748,762
Series 2015-01A, Class A2R2, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
3.545%(c)	05/21/29	380	378,756
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
3.101%(c)	07/16/31	1,300	1,296,137
Series 2018-03A, Class A2, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
3.260%(c)	08/15/26	527	523,953
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2017-01A, Class A2, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
3.301%(c)	10/15/25	1,280	1,274,193
Series 2019-03A, Class A2, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
3.499%(c)	08/20/27	300	299,186
Parallel Ltd. (Cayman Islands),
Series 2015-01A, Class C1R, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
3.716%(c)	07/20/27	250	242,808

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A2, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
3.609%(c)	11/14/29	580	$576,080
Race Point CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
3.040%(c)	07/25/31	1,360	1,353,268
Riserva CLO Ltd. (Cayman Islands),
Series 2016-03A, Class AR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
3.143%(c)	10/18/28	750	750,329
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
3.371%(c)	04/15/29	2,050	2,050,729
Series 2017-01A, Class B, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
3.801%(c)	04/15/29	870	870,368
Series 2017-02A, Class B, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
3.751%(c)	10/15/29	920	917,315
Series 2017-03A, Class A, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 0.000%)
3.156%(c)	10/20/30	850	848,786
RR 3 Ltd. (Cayman Islands),
Series 2018-03A, Class A1R2, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
3.091%(c)	01/15/30	740	734,117
RR 6 Ltd. (Cayman Islands),
Series 2019-06A, Class A1A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.251%(c)	04/15/30	1,570	1,565,430
Sound Point CLO Ltd. (Cayman Islands),
Series 2016-03A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
3.084%(c)	01/23/29	1,470	1,469,539
Series 2016-03A, Class C, 144A, 3 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
4.584%(c)	01/23/29	250	246,684
Series 2017-04A, Class B, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
3.766%(c)	01/21/31	500	473,898
Series 2019-02A, Class A1, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.401%(c)	04/15/32	3,130	3,115,573
Steele Creek CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.251%(c)	01/15/30	370	369,298
Symphony CLO Ltd. (Cayman Islands),
Series 2016-18A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
3.084%(c)	01/23/28	650	650,837
TCI-Flatiron CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
3.104%(c)	11/18/30	630	630,325

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
TIAA CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
3.246%(c)	04/20/29	510	$510,343
TICP CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
2.766%(c)	07/20/27	995	994,599
Series 2016-06A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
3.201%(c)	01/15/29	260	260,560
Series 2016-06A, Class BR, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
3.701%(c)	01/15/29	860	854,762
Venture CLO Ltd. (Cayman Islands),
Series 2014-18A, Class AR, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
3.221%(c)	10/15/29	2,365	2,372,306
Voya CLO Ltd. (Cayman Islands),
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 0.000%)
3.131%(c)	10/15/30	610	608,413
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
3.171%(c)	04/15/29	1,620	1,617,627
Westcott Park CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.176%(c)	07/20/28	910	909,044
York CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.216%(c)	10/20/29	350	350,120
Series 2016-01A, Class BR, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
3.716%(c)	10/20/29	490	486,673
Series 2016-02A, Class A, 144A, 3 Month LIBOR + 1.630% (Cap N/A, Floor 0.000%)
3.596%(c)	01/20/30	520	519,699

			146,285,067

Consumer Loans — 0.3%
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28	1,790	1,782,355
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32	2,370	2,361,886
Series 2019-AA, Class B, 144A
3.510%	07/20/32	390	396,784
Series 2019-AA, Class C, 144A
4.010%	07/20/32	340	346,519
OneMain Financial Issuance Trust,
Series 2016-01A, Class A, 144A
3.660%	02/20/29	504	505,380
Series 2019-02A, Class A, 144A
3.140%	10/14/36	2,382	2,358,701

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (continued)
Regional Management Issuance Trust,
Series 2019-01, Class A, 144A
3.050%	11/15/28	1,880	$1,882,084
Republic FInance Issuance Trust,
Series 2019-A, Class A, 144A
3.430%	11/22/27	2,200	2,193,885

			11,827,594

Credit Cards — 0.1%
World Financial Network Credit Card Master Trust,
Series 2016-A, Class A
2.030%	04/15/25	1,845	1,842,920

Equipment — 0.1%
Cloud Pass-Through Trust,
Series 2019-01A, Class CLOU, 144A
3.554%(cc)	12/05/22	3,567	3,608,273

Home Equity Loans — 0.5%
Bayview Financial Revolving Asset Trust,
Series 2004-B, Class A2, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 0.650%)
3.105%(c)	05/28/39	119	100,499
Series 2005-A, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.500%)
2.805%(c)	02/28/40	491	475,765
Series 2005-E, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.500%)
2.805%(c)	12/28/40	238	231,729
Bear Stearns Asset-Backed Securities Trust,
Series 2005-04, Class M2, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.800%)
2.992%(c)	01/25/36	22	21,748
Series 2007-HE03, Class 1A4, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.350%)
2.142%(c)	04/25/37	1,477	1,359,136
Citigroup Mortgage Loan Trust,
Series 2007-AHL02, Class A3B, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
1.992%(c)	05/25/37	1,436	1,054,047
Series 2007-AHL02, Class A3C, 1 Month LIBOR + 0.270% (Cap N/A, Floor 0.270%)
2.062%(c)	05/25/37	652	482,967
CWHEQ Revolving Home Equity Loan Resuritization Trust,
Series 2006-RES, Class 4Q1B, 144A, 1 Month LIBOR + 0.300% (Cap 16.000%, Floor 0.300%)
2.040%(c)	12/15/33	207	189,295
CWHEQ Revolving Home Equity Loan Trust,
Series 2006-H, Class 1A, 1 Month LIBOR + 0.150% (Cap 16.000%, Floor 0.150%)
1.890%(c)	11/15/36	354	302,874
EMC Mortgage Loan Trust,
Series 2001-A, Class A, 144A, 1 Month LIBOR + 0.740% (Cap 11.000%, Floor 0.370%)
2.532%(c)	05/25/40	842	825,935
GSAA Home Equity Trust,
Series 2006-04, Class 1A1
3.874%(cc)	03/25/36	440	394,047

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
Series 2007-02, Class AF3
5.917%(cc)	03/25/37	128	$37,208
Home Equity Mortgage Loan Asset-Backed Trust Series SPMD,
Series 2004-A, Class M2, 1 Month LIBOR + 2.025% (Cap N/A, Floor 1.350%)
3.817%(c)	07/25/34	144	144,181
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW01, Class M1, 1 Month LIBOR + 0.270% (Cap N/A, Floor 0.270%)
2.062%(c)	05/25/36	290	277,459
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2007-HE07, Class A2C, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.042%(c)	07/25/37	8,600	8,410,005
Series 2007-NC01, Class A1, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)
1.922%(c)	11/25/36	2,661	1,522,522
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV3, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
1.972%(c)	06/25/37	33	33,526
Option One Mortgage Loan Trust,
Series 2007-FXD1, Class 1A1
5.866%	01/25/37	503	482,649
Series 2007-FXD1, Class 2A1
5.866%	01/25/37	606	598,582
Series 2007-FXD2, Class 1A1
5.820%	03/25/37	2,389	2,388,815
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-WM04, Class A1, 144A, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.190%)
1.982%(c)	11/25/36	571	332,875
WaMu Asset-Backed Certificates WaMu Trust,
Series 2007-HE02, Class 2A3, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
2.042%(c)	04/25/37	1,836	921,269
Series 2007-HE02, Class 2A4, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)
2.152%(c)	04/25/37	195	99,259
Yale Mortgage Loan Trust,
Series 2007-01, Class A, 144A, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
2.192%(c)	06/25/37	514	229,587

			20,915,979

Manufactured Housing — 0.1%
ACE Securities Corp. Manufactured Housing Trust,
Series 2003-MH01, Class B2, 144A
—%(p)	08/15/30	363	277,996
BankAmerica Manufactured Housing Contract Trust,
Series 1998-02, Class B1
7.556%(cc)	12/10/25	680	374,870
Cascade MH Asset Trust,
Series 2019-MH01, Class A, 144A
4.000%(cc)	11/25/44	1,752	1,750,586
Conseco Finance Securitizations Corp.,
Series 2000-04, Class A5
7.970%	05/01/32	1,360	537,654

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Manufactured Housing (continued)
Series 2000-05, Class A6
7.960%	05/01/31		560	$293,709
Series 2000-05, Class A7
8.200%	05/01/31		1,022	551,558
Oakwood Mortgage Investors, Inc.,
Series 2001-D, Class A2
5.260%(cc)	07/01/31		183	127,006
Origen Manufactured Housing Contract Trust,
Series 2001-A, Class M1
7.820%(cc)	03/15/32		203	206,850
Series 2007-B, Class A1, 144A, 1 Month LIBOR + 1.200% (Cap 18.000%, Floor 1.200%)
2.940%(c)	10/15/37		410	403,353

				4,523,582

Other — 0.5%
Coinstar Funding LLC,
Series 2017-01A, Class A2, 144A
5.216%	04/25/47		4,856	4,977,844
Colony American Finance Ltd. (Cayman Islands),
Series 2015-01, Class A, 144A
2.896%	10/15/47		675	674,865
Corevest American Finance Trust,
Series 2019-03, Class A, 144A
2.705%	10/15/52		1,219	1,216,930
Invitation Homes Trust,
Series 2018-SFR02, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.800%)
2.640%(c)	06/17/37		5,697	5,678,435
Series 2018-SFR03, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.737%(c)	07/17/37		445	444,656
Series 2018-SFR03, Class E, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.737%(c)	07/17/37		370	370,875
Litigation Fee Residual Funding Trust,
Series 2015-01, Class A
4.000%	10/01/27	^	798	795,170
Mill City Solar Loan Ltd.,
Series 2019-02GS, Class A, 144A
3.690%	07/20/43		1,362	1,371,747
Mosaic Solar Loan Trust,
Series 2019-02A, Class A, 144A
2.880%	09/20/40		217	216,307
Planet Fitness Master Issuer LLC,
Series 2018-01A, Class A2I, 144A
4.262%	09/05/48		3,451	3,503,122
Progress Residential Trust,
Series 2017-SFR01, Class A, 144A
2.768%	08/17/34		538	538,390
Series 2018-SFR01, Class F, 144A
4.778%	03/17/35		100	101,656
Tricon American Homes Trust,
Series 2017-SFR02, Class F, 144A
5.104%	01/17/36		190	196,112

				20,086,109

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities — 2.3%
Ajax Mortgage Loan Trust,
Series 2017-D, Class A, 144A
3.750%	12/25/57		1,830	$1,882,443
Series 2017-D, Class B, 144A
—%(p)	12/25/57	^	1,697	762,599
Series 2018-A, Class B, 144A
—%(p)	04/25/58	^	448	259,601
Series 2018-B, Class B, 144A
—%(p)	02/26/57		470	128,596
Series 2018-D, Class A, 144A
3.750%(cc)	08/25/58		1,974	1,945,348
Series 2018-D, Class B, 144A
—%(p)	08/25/58	^	525	293,492
Series 2018-E, Class A, 144A
4.375%(cc)	06/25/58		805	814,738
Series 2018-E, Class B, 144A
5.250%(cc)	06/25/58		160	165,547
Series 2018-E, Class C, 144A
—%(p)	06/25/58	^	371	111,612
Series 2018-F, Class A, 144A
4.375%(cc)	11/25/58		2,735	2,750,491
Series 2018-F, Class B, 144A
5.250%(cc)	11/25/58		411	425,299
Series 2018-F, Class C, 144A
—%(p)	11/25/58		985	524,273
Series 2018-G, Class A, 144A
4.375%(cc)	06/25/57		2,356	2,413,110
Series 2018-G, Class B, 144A
5.250%(cc)	06/25/57		352	364,755
Series 2018-G, Class C, 144A
—%(p)	06/25/57		896	924,844
Series 2019-A, Class A, 144A
3.750%(cc)	08/25/57		2,397	2,406,728
Series 2019-A, Class B, 144A
5.250%(cc)	08/25/57		290	290,612
Series 2019-A, Class C, 144A
—%(p)	08/25/57		720	637,875
Series 2019-C, Class A, 144A
3.950%(cc)	10/25/58		1,134	1,137,507
Series 2019-E, Class A, 144A
3.000%	09/25/59		3,963	3,923,027
Series 2019-E, Class B, 144A
4.875%	09/25/59		390	387,857
Series 2019-E, Class C, 144A
—%(p)	09/25/59		1,000	620,747
Series 2019-G, Class A, 144A
3.000%	09/25/59		2,120	2,099,566
Series 2019-G, Class B, 144A
4.250%	09/25/59		296	288,857
Series 2019-G, Class C, 144A
—%(p)	09/25/59		760	615,489
Bayview Opportunity Master Fund IVa Trust,
Series 2016-SPL01, Class A, 144A
4.000%	04/28/55		695	708,651
Series 2017-RT01, Class A1, 144A
3.000%(cc)	03/28/57		360	362,711
Series 2017-RT05, Class A, 144A
3.500%(cc)	05/28/69		2,037	2,073,169

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Bayview Opportunity Master Fund IVb Trust,
Series 2017-SPL01, Class A, 144A
4.000%(cc)	10/28/64	1,282	$1,311,567
Series 2017-SPL02, Class A, 144A
4.000%(cc)	06/28/54	396	402,952
Series 2017-SPL03, Class A, 144A
4.000%(cc)	11/28/53	502	513,384
Bear Stearns Asset-Backed Securities Trust,
Series 2006-SD02, Class M1, 1 Month LIBOR + 0.550% (Cap N/A, Floor 0.550%)
2.342%(c)	06/25/36	5,100	5,093,409
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH04, Class M3, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.320%)
2.112%(c)	11/25/36	580	528,619
Countrywide Asset-Backed Certificates Trust,
Series 2006-11, Class 3AV2, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
1.952%(c)	09/25/46	58	56,823
Credit Suisse Mortgage Trust,
Series 2018-RPL08, Class A1, 144A
4.125%(cc)	07/25/58	2,417	2,432,559
Credit-Based Asset Servicing & Securitization LLC,
Series 2006-CB02, Class AF4
3.319%	12/25/36	112	102,125
CWABS Asset-Backed Certificates Trust,
Series 2005-16, Class 1AF
4.730%(cc)	04/25/36	714	704,482
Fannie Mae Grantor Trust,
Series 2002-T10, Class A1, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
1.912%(c)	06/25/32	403	400,719
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A1, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
1.912%(c)	10/25/36	412	330,336
Fremont Home Loan Trust,
Series 2006-03, Class 1A1, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	02/25/37	1,319	990,152
Series 2006-03, Class 2A3, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
1.962%(c)	02/25/37	17,028	7,690,257
GE-WMC Asset-Backed Pass-Through Certificates,
Series 2005-02, Class A2C, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
2.042%(c)	12/25/35	86	85,488
GSAMP Trust,
Series 2006-FM03, Class A1, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	11/25/36	863	535,351
Legacy Mortgage Asset Trust,
Series 2019-SL01, Class A, 144A
4.000%(cc)	12/28/54	1,529	1,540,209
Series 2019-SL02, Class A, 144A
3.375%(cc)	02/25/59	1,515	1,521,596

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Lehman ABS Mortgage Loan Trust,
Series 2007-01, Class 2A1, 144A, 1 Month LIBOR + 0.090% (Cap N/A, Floor 0.090%)
1.882%(c)	06/25/37		116	$86,349
Series 2007-01, Class 2A4, 144A, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.300%)
2.092%(c)	06/25/37		9,209	7,050,478
Lehman XS Trust,
Series 2007-02N, Class 3A3, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
1.962%(c)	02/25/37		8,176	6,824,169
Long Beach Mortgage Loan Trust,
Series 2006-02, Class 1A, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
1.972%(c)	03/25/46		869	737,891
Series 2006-07, Class 2A3, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
1.952%(c)	08/25/36		946	494,539
Series 2006-09, Class 2A2, 1 Month LIBOR + 0.110% (Cap N/A, Floor 0.110%)
1.902%(c)	10/25/36		313	134,538
Series 2006-09, Class 2A3, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
1.952%(c)	10/25/36		1,255	545,232
MASTR Specialized Loan Trust,
Series 2006-03, Class A, 144A, 1 Month LIBOR + 0.260% (Cap N/A, Floor 0.260%)
2.052%(c)	06/25/46		135	130,663
MCM Capital LLC,
Series 2018-NPL01, Class B, 144A
—%(p)	05/28/58	^	1,427	199,604
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-02, Class A2C, 1 Month LIBOR + 0.240% (Cap N/A, Floor 0.240%)
2.032%(c)	05/25/37		403	299,262
Mill City Mortgage Loan Trust,
Series 2016-01, Class A1, 144A
2.500%(cc)	04/25/57		570	569,121
Nomura Asset Acceptance Corp. Alternative Loan Trust,
Series 2006-S05, Class A1, 144A, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.200%)
2.192%(c)	10/25/36		285	273,928
SG Mortgage Securities Trust,
Series 2006-FRE02, Class A2C, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
1.952%(c)	07/25/36		206	58,001
Soundview Home Loan Trust,
Series 2004-WMC01, Class M2, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.530%)
2.587%(c)	01/25/35		12	11,455
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2007-MN1A, Class A1, 144A, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.230%)
2.022%(c)	01/25/37		9,855	7,066,080
Towd Point Mortgage Trust,
Series 2015-01, Class A5, 144A
3.952%(cc)	10/25/53		930	957,290

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2015-04, Class M2, 144A
3.750%(cc)	04/25/55	1,145	$1,189,555
Series 2016-02, Class A1A, 144A
2.750%(cc)	08/25/55	1,356	1,360,866
Series 2016-02, Class M2, 144A
3.000%(cc)	08/25/55	1,080	1,054,845
Series 2018-03, Class A1, 144A
3.750%(cc)	05/25/58	2,757	2,851,418
Series 2019-SJ02, Class A2, 144A
4.250%(cc)	11/25/58	540	553,650
Series 2019-SJ02, Class M1, 144A
4.500%(cc)	11/25/58	1,360	1,407,958
Vericrest Opportunity Loan Trust,
Series 2019-NPL02, Class A1, 144A
3.967%	02/25/49	235	236,020
Washington Mutural Asset-Backed Certificates WMABS Trust,
Series 2006-HE04, Class 2A2, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
1.972%(c)	09/25/36	1,294	601,413
Series 2006-HE05, Class 1A, 1 Month LIBOR + 0.155% (Cap N/A, Floor 0.155%)
1.947%(c)	10/25/36	506	437,005

			88,690,902

Student Loans — 0.1%
Navient Private Education Loan Trust,
Series 2014-AA, Class B, 144A
3.500%	08/15/44	3,000	3,080,185
SLM Private Credit Student Loan Trust,
Series 2004-B, Class A3, 3 Month LIBOR + 0.330% (Cap N/A, Floor 0.000%)
2.224%(c)	03/15/24	2,345	2,333,139
Series 2005-A, Class A3, 3 Month LIBOR + 0.200% (Cap N/A, Floor 0.000%)
2.094%(c)	06/15/23	179	178,821

			5,592,145

TOTAL ASSET-BACKED SECURITIES (cost $323,254,198)			322,710,008

BANK LOANS — 2.1%
Advertising — 0.0%
Lamar Media Corp.,
Term B Loan, 1 Month LIBOR + 1.750%
3.563%(c)	03/16/25	72	72,861

Airlines — 0.1%
Allegiant Travel Co.,
Class B Term Loan, 3 Month LIBOR + 4.500%
6.394%(c)	02/05/24	1,182	1,186,500
Kestrel Bidco, Inc. (Canada),
Initial Term Loan, 1 Month LIBOR + 3.000%
4.718%(c)	12/11/26	2,297	2,313,817

			3,500,317

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
Banks — 0.1%
Goldman Sachs Lending Partners LLC,
Term Loan
—%(p)	08/26/20	^	750	$748,299
—%(p)	09/17/20	^	1,773	1,768,745

				2,517,044

Building Materials — 0.1%
Jeld-Wen, Inc.,
Term B-4 Loan, 3 Month LIBOR + 2.000%
3.945%(c)	12/14/24		442	442,575
Ply Gem Midco, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.750%
5.486%(c)	04/12/25		548	545,877
Tamko Building Products, Inc.,
Initial Term Loan, 1-3 Month LIBOR + 3.250%
5.104%(c)	05/31/26	^	610	613,282

				1,601,734

Computers — 0.0%
Everi Payments, Inc.,
Term Loan
—%(p)	05/09/24		115	115,075

Cosmetics/Personal Care — 0.1%
Coty, Inc.,
Term B USD Loans, 1 Month LIBOR + 2.250%
3.960%(c)	04/05/25		2,170	2,117,098

Distribution/Wholesale — 0.0%
KAR Auction Services, Inc.,
Tranche B-6 Term Loan, 1 Month LIBOR + 2.250%
4.063%(c)	09/19/26		747	752,059
Resideo Funding, Inc.,
Tranche B Term Loan, 3 Month LIBOR + 2.250%
4.200%(c)	10/25/25		245	242,898

				994,957

Diversified Financial Services — 0.2%
Caliber Home Loans, Inc.,
Term Loan, 1 Month LIBOR + 3.250%
5.031%(c)	04/24/21	^	2,353	2,347,390
LSTAR Securities Financing,
Term Loan
—%(p)	05/30/22	^	3,973	3,973,130
Roundpoint Mortgage Servicing Corp.,
Closing Date Term Loan, 1 Month LIBOR + 3.375%
5.066%(c)	08/27/20	^	2,838	2,836,204

				9,156,724

Electric — 0.0%
AES Corp.,
2018 Other Term Loan, 3 Month LIBOR + 1.750%
3.659%(c)	05/31/22		106	105,813

Electrical Components & Equipment — 0.0%
Energizer Holdings, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%
4.000%(c)	01/02/26		261	261,756

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
Engineering & Construction — 0.0%
Frontdoor, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%
4.313%(c)	08/16/25		258	$257,836

Entertainment — 0.2%
18 Fremont Street Acquisition LLC,
Term Loan, 6 Month LIBOR + 8.000%
10.035%(c)	08/09/25	^	1,912	1,912,091
AMC Entertainment Holdings, Inc.,
Term B-1 Loan, 1 Month LIBOR + 3.000%
4.800%(c)	04/22/26		2,258	2,272,050
PCI Gaming Authority,
Term B Facility Loan, 1 Month LIBOR + 2.500%
4.299%(c)	05/31/26		1,087	1,093,931
Playtika Holding Corp.,
Term B Loan, 1 Month LIBOR + 6.000%
7.799%(c)	12/10/24		1,794	1,810,627
Stars Group Holdings BV (Canada),
USD Term Loan, 3 Month LIBOR + 3.500%
5.445%(c)	07/10/25		880	887,047

				7,975,746

Environmental Control — 0.0%
Robertshaw US Holding Corp.,
Initial Term Loan (Second Lien), 1 Month LIBOR + 8.000%
9.813%(c)	02/28/26	^	315	252,000

Foods — 0.0%
JBS USA LUX SA,
New Term Loan, 1 Month LIBOR + 2.000%
3.799%(c)	05/01/26		765	769,863

Healthcare-Services — 0.0%
Acadia Healthcare Co., Inc.,
Tranche B-4 Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	02/16/23		1,139	1,141,539
Select Medical Corp.,
Tranche B Term Loan, 3 Month LIBOR + 2.500%
4.580%(c)	03/06/25		170	170,157

				1,311,696

Insurance — 0.0%
USI, Inc.,
2019 New Term Loans, 3 Month LIBOR + 4.000%
5.945%(c)	12/02/26	^	530	531,325

Internet — 0.1%
Uber Technologies, Inc.,
2018 Refinancing Term Loan, 1 Month LIBOR + 3.500%
5.299%(c)	07/13/23		2,237	2,229,889

Lodging — 0.0%
Aimbridge Acquisition Co., Inc.,
Term Loan B, 1 Month LIBOR + 3.750%
5.542%(c)	02/01/26	^	581	585,216
Golden Nugget LLC,
B Term Loan, 1-3 Month LIBOR + 2.750%
4.647%(c)	10/04/23		686	687,727

				1,272,943

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
Machinery-Diversified — 0.0%
Altra Industrial Motion Corp.,
Term Loan, 1 Month LIBOR + 2.000%
3.799%(c)	10/01/25		630	$631,836

Media — 0.2%
Charter Communications Operating LLC,
Term A-4 Loan, 1 Month LIBOR + 1.250%
3.050%(c)	02/01/25		1,266	1,273,427
CSC Holdings LLC,
September 2019 Term Loan, 1 Month LIBOR + 2.500%
4.240%(c)	04/15/27		678	680,529
Entercom Media Corp.,
Term Loan B-2, 1 Month LIBOR + 2.500%
4.145%(c)	11/18/24	^	1,618	1,630,737
Nielsen Finance LLC,
Class B-4 Term Loan, 1 Month LIBOR + 2.000%
3.710%(c)	10/04/23		3,990	4,000,853
Sinclair Television Group, Inc.,
Term B-2 Loan, 1 Month LIBOR + 2.500%
4.240%(c)	09/30/26		1,307	1,309,992

				8,895,538

Metal Fabricate/Hardware — 0.0%
Advanced Drainage Systems, Inc.,
Initial Term Loans, 1 Month LIBOR + 2.250%
4.000%(c)	07/31/26		167	167,943

Oil & Gas — 0.2%
California Resources Corp.,
Loan, 1 Month LIBOR + 10.375%
12.180%(c)	12/31/21		820	610,900
Term Loan (11/17), 1 Month LIBOR + 4.750%
6.555%(c)	12/31/22		1,511	1,335,556
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 8.000%
—%(p)	05/23/24		2,205	2,265,638
RNTR-1, LLC,
Initial Term Loan, 1 Month LIBOR + 2.375%
4.275%(c)	12/20/21	^	1,250	1,250,000

				5,462,094

Oil & Gas Services — 0.0%
Bristow Group, Inc.,
Term Loan, 1 Month LIBOR + 8.000%
10.500%(c)	05/10/22		307	305,939
Pioneer Energy Services Corp.,
Term Loan, 1 Month LIBOR + 7.750%
9.549%(c)	12/14/21	^	1,310	1,257,463

				1,563,402

Pharmaceuticals — 0.2%
Bausch Health Co., Inc.,
First Incremental Term Loan, 1 Month LIBOR + 2.750%
4.490%(c)	11/27/25		2,735	2,749,819
Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	03/01/24		2,744	2,751,522

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
Pharmaceuticals (continued)
Grifols Worldwide Operations Ltd. (Spain),
Dollar Tranche B Term Loan, 1 Month LIBOR + 2.000%
3.740%(c)	11/15/27		2,098	$2,113,463

				7,614,804

Pipelines — 0.1%
BCP Raptor LLC,
Initial Term Loan, 1 Month LIBOR + 4.750%
6.549%(c)	12/19/25		1,718	1,580,896
Buckeye Partners LP,
Initial Term Loan, 1 Month LIBOR + 2.750%
4.441%(c)	11/01/26		1,732	1,744,630
PLH Group, Inc.,
Term Loan, 3 Month LIBOR + 6.000%
7.894%(c)	08/07/23	^	426	408,827

				3,734,353

Real Estate — 0.1%
Spectacle Gary Holdings LLC,
Term Loan
—%(p)	12/23/25		2,055	2,065,356
—%(p)	12/23/25		149	149,664

				2,215,020

Real Estate Investment Trusts (REITs) — 0.1%
Iron Mountain, Inc.,
Term B Loan, 1 Month LIBOR + 1.750%
3.549%(c)	01/02/26		2,292	2,283,081
MGM Growth Properties Operating, LP,
Term B Loan, 1 Month LIBOR + 2.000%
3.799%(c)	03/25/25		1,427	1,431,937
VICI Properties 1 LLC,
Term B Loan, 1 Month LIBOR + 2.000%
3.785%(c)	12/22/24		1,345	1,350,044

				5,065,062

Retail — 0.1%
1011778 BC ULC (Canada),
Term Loan B-4, 1 Month LIBOR + 1.750%
3.549%(c)	11/19/26		2,975	2,977,791
Foundation Building Materials Holding Co. LLC,
Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	08/13/25		658	660,407

				3,638,198

Software — 0.1%
Interface Security Systems LLC,
Initial Term Loan, 1 Month LIBOR + 7.000%
8.799%(c)	08/07/23	^	857	839,860
SS&C Technologies Holdings, Inc.,
Term B-5 Loan, 1 Month LIBOR + 2.250%
4.049%(c)	04/16/25		2,232	2,246,069

				3,085,929

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Telecommunications — 0.0%
Connect Finco SARL,
Initial Term Loan, 1 Month LIBOR + 4.250%
3.145%(c)	12/11/26	787	$790,165
Intelsat Jackson Holdings SA (Luxembourg),
Tranche B-3 Term Loan, 6 Month LIBOR + 3.750%
5.682%(c)	11/27/23	205	205,051
Tranche B-4 Term Loan, 6 Month LIBOR + 4.500%
6.432%(c)	01/02/24	232	233,627

			1,228,843

Transportation — 0.1%
Genesee & Wyoming, Inc.,
Term Loan
—%(p)	12/30/26	628	633,495
XPO Logistics, Inc.,
Refinancing Term Loan (2018), 1 Month LIBOR + 2.000%
3.799%(c)	02/24/25	1,160	1,164,027

			1,797,522

TOTAL BANK LOANS (cost $80,219,035)			80,145,221

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.9%
1211 Avenue of the Americas Trust,
Series 2015-1211, Class E, 144A
4.142%(cc)	08/10/35	150	152,665
245 Park Avenue Trust,
Series 2017-245P, Class E, 144A
3.657%(cc)	06/05/37	863	846,075
Series 2017-245P, Class XA, IO, 144A
0.149%(cc)	06/05/37	3,000	39,432
280 Park Avenue Mortgage Trust,
Series 2017-280P, Class E, 144A, 1 Month LIBOR + 2.119% (Cap N/A, Floor 2.119%)
3.859%(c)	09/15/34	1,020	1,022,157
AOA Mortgage Trust,
Series 2015-1177, Class C, 144A
3.010%(cc)	12/13/29	250	250,352
Atrium Hotel Portfolio Trust,
Series 2017-ATRM, Class D, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)
3.690%(c)	12/15/36	900	897,872
Series 2017-ATRM, Class E, 144A, 1 Month LIBOR + 3.050% (Cap N/A, Floor 3.050%)
4.790%(c)	12/15/36	163	162,473
BAMLL Commercial Mortgage Securities Trust,
Series 2015-200P, Class F, 144A
3.596%(cc)	04/14/33	250	247,246
Series 2016-ISQ, Class E, 144A
3.606%(cc)	08/14/34	1,470	1,353,909
Series 2017-SCH, Class BF, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.140%(c)	11/15/33	350	348,874
Series 2017-SCH, Class CL, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.240%(c)	11/15/32	190	190,710

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-SCH, Class DL, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.740%(c)	11/15/32	380	$376,573
Series 2018-DSNY, Class D, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
3.440%(c)	09/15/34	480	482,724
Banc of America Commercial Mortgage Trust,
Series 2017-BNK03, Class XB, IO
0.629%(cc)	02/15/50	3,040	125,300
Series 2017-BNK03, Class XD, IO, 144A
1.286%(cc)	02/15/50	1,000	79,171
Bancorp Commercial Mortgage Trust (The),
Series 2018-CR03, Class A, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
2.590%(c)	01/15/33	255	254,867
BANK,
Series 2019-BN19, Class C
4.035%(cc)	08/15/61	134	139,434
Series 2019-BN20, Class XA, IO
0.842%(cc)	09/15/62	1,758	112,897
Series 2019-BN20, Class XB, IO
0.363%(cc)	09/15/62	5,941	191,531
Series 2019-BN22, Class A4
2.978%	11/15/62	3,105	3,182,888
Series 2019-BN24, Class A3
2.960%	11/15/62	1,618	1,655,947
Barclays Commercial Mortgage Trust,
Series 2019-C03, Class XA, IO
1.348%(cc)	05/15/52	3,142	312,292
Bayview Commercial Asset Trust,
Series 2005-04A, Class A1, 144A, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.000%)
2.092%(c)	01/25/36	65	62,700
Series 2005-04A, Class M1, 144A, 1 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
2.242%(c)	01/25/36	47	45,081
Series 2006-03A, Class A1, 144A, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.000%)
2.042%(c)	10/25/36	116	110,826
BBCMS Mortgage Trust,
Series 2018-TALL, Class A, 144A, 1 Month LIBOR + 0.722% (Cap N/A, Floor 0.722%)
2.462%(c)	03/15/37	160	159,181
Series 2019-BWAY, Class D, 144A, 1 Month LIBOR + 2.160% (Cap N/A, Floor 2.160%)
3.900%(c)	11/25/34	360	358,084
BBCMS Trust,
Series 2015-SRCH, Class A1, 144A
3.312%	08/10/35	693	714,505
Series 2015-SRCH, Class XA, IO, 144A
0.957%(cc)	08/10/35	4,630	264,756
Bear Stearns Commercial Mortgage Securities I Trust,
Series 2007-T26, Class AM
5.450%(cc)	01/12/45	133	137,328
Benchmark Mortgage Trust,
Series 2018-B03, Class A5
4.025%	04/10/51	420	462,809

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-B09, Class XA, IO
1.047%(cc)	03/15/52	3,642	$280,995
Series 2019-B10, Class 3CCA, 144A
3.899%(cc)	03/15/62	592	603,678
Series 2019-B13, Class XA
1.269%(cc)	08/15/57	10,321	847,052
Series 2019-B14, Class 225C, 144A
3.294%	12/15/62	581	563,355
BHMS Mortgage Trust,
Series 2018-ATLS, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
2.990%(c)	07/15/35	1,660	1,656,912
BX Commercial Mortgage Trust,
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
4.040%(c)	10/15/36	2,960	2,964,282
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)
4.390%(c)	10/15/36	2,960	2,961,167
BX Trust,
Series 2019-OC11, Class A, 144A
3.202%	12/09/41	270	277,421
Series 2019-OC11, Class D, 144A
4.075%	12/09/41	1,377	1,399,486
Series 2019-OC11, Class E, 144A
4.075%	12/09/41	1,924	1,858,699
BXP Trust,
Series 2017-CC, Class D, 144A
3.552%(cc)	08/13/37	150	151,177
Series 2017-CC, Class E, 144A
3.552%(cc)	08/13/37	290	282,968
Series 2017-GM, Class D, 144A
3.425%(cc)	06/13/39	600	604,686
Series 2017-GM, Class E, 144A
3.425%(cc)	06/13/39	260	253,706
CCRESG Commercial Mortgage Trust,
Series 2016-HEAT, Class D, 144A
5.488%(cc)	04/10/29	140	142,319
CD Mortgage Trust,
Series 2006-CD03, Class AM
5.648%	10/15/48	815	834,681
Series 2017-CD03, Class A4
3.631%	02/10/50	190	203,144
Series 2017-CD04, Class A4
3.514%(cc)	05/10/50	10	10,630
CFCRE Commercial Mortgage Trust,
Series 2016-C03, Class XD, IO, 144A
1.703%(cc)	01/10/48	1,390	129,764
Series 2016-C04, Class XB, IO
0.726%(cc)	05/10/58	1,440	61,299
CFK Trust,
Series 2019-FAX, Class D, 144A
4.637%(cc)	01/15/39	463	513,177
CGBAM Commercial Mortgage Trust,
Series 2015-SMRT, Class E, 144A
3.786%(cc)	04/10/28	360	360,242

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC, Class A, 144A, 1 Month LIBOR + 0.790% (Cap N/A, Floor 0.750%)
2.530%(c)	07/15/32	786	$784,892
Series 2017-BIOC, Class D, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
3.340%(c)	07/15/32	594	593,805
Series 2017-BIOC, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.250%)
3.890%(c)	07/15/32	1,197	1,193,709
CHC Commercial Mortgage Trust,
Series 2019-CHC, Class B, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.240%(c)	06/15/34	1,162	1,157,835
Citigroup Commercial Mortgage Trust,
Series 2013-375P, Class C, 144A
3.518%(cc)	05/10/35	180	183,876
Series 2016-GC37, Class C
4.921%(cc)	04/10/49	160	172,548
Series 2016-P03, Class D, 144A
2.804%(cc)	04/15/49	11	9,454
Series 2019-C07, Class A4
3.102%	12/15/72	4,467	4,607,139
Series 2019-GC43, Class A4
3.038%	11/10/52	3,835	3,950,641
Series 2019-PRM, Class E, 144A
4.888%	05/10/36	759	779,428
Series 2019-SMRT, Class D, 144A
4.745%(cc)	01/10/36	1,460	1,533,840
Commercial Mortgage Trust,
Series 2005-C06, Class F, 144A
5.719%(cc)	06/10/44	85	86,487
Series 2012-LTRT, Class A2, 144A
3.400%	10/05/30	1,350	1,367,440
Series 2014-CR14, Class A4
4.236%(cc)	02/10/47	180	192,079
Series 2014-CR16, Class A4
4.051%	04/10/47	1,095	1,168,209
Series 2014-CR17, Class A5
3.977%	05/10/47	605	643,798
Series 2014-CR18, Class A4
3.550%	07/15/47	99	103,626
Series 2014-CR19, Class A5
3.796%	08/10/47	320	339,167
Series 2014-CR21, Class C
4.428%(cc)	12/10/47	250	262,284
Series 2015-03BP, Class XA, IO, 144A
0.060%(cc)	02/10/35	50,000	239,075
Series 2015-CR23, Class A4
3.497%	05/10/48	200	210,459
Series 2015-CR23, Class CMD, 144A
3.685%(cc)	05/10/48	860	860,379
Series 2015-CR23, Class CME, 144A
3.685%(cc)	05/10/48	470	469,746
Series 2015-CR24, Class A5
3.696%	08/10/48	220	233,655

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-CR25, Class A4
3.759%	08/10/48	540	$575,746
Series 2015-CR25, Class XA, IO
0.841%(cc)	08/10/48	645	25,504
Series 2015-LC19, Class A4
3.183%	02/10/48	289	299,550
Series 2015-LC19, Class D, 144A
2.867%	02/10/48	661	616,651
Series 2015-LC21, Class C
4.299%(cc)	07/10/48	1,000	1,032,986
Series 2016-667M, Class D, 144A
3.179%(cc)	10/10/36	170	168,497
Series 2018-HCLV, Class B, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.140%(c)	09/15/33	3,500	3,484,705
Credit Suisse Mortgage Trust,
Series 2017-PFHP, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
2.690%(c)	12/15/30	170	169,759
Series 2017-TIME, Class A, 144A
3.646%	11/13/39	160	170,102
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class B
4.192%(cc)	06/15/57	290	294,224
Series 2018-CX12, Class A4
4.224%(cc)	08/15/51	140	155,709
Series 2019-C15, Class A4
4.053%	03/15/52	633	697,527
Series 2019-C15, Class C
4.980%(cc)	03/15/52	473	520,217
Series 2019-C15, Class D, 144A
3.000%	03/15/52	65	57,169
Series 2019-C16, Class A3
3.329%	06/15/52	420	440,343
Series 2019-C16, Class C
4.237%(cc)	06/15/52	580	599,935
Series 2019-C16, Class XA, IO
1.571%(cc)	06/15/52	7,986	941,156
Series 2019-C17, Class C
3.934%	09/15/52	477	487,257
Series 2019-C17, Class D, 144A
2.500%	09/15/52	371	309,562
Series 2019-C17, Class XA
1.370%(cc)	09/15/52	6,054	606,307
Series 2019-C17, Class XB
0.560%(cc)	09/15/52	2,850	137,583
DBGS Mortgage Trust,
Series 2019-1735, Class X, IO, 144A
0.291%(cc)	04/10/37	4,470	119,728
DBJPM 16-C1 Mortgage Trust,
Series 2016-C01, Class A4
3.276%	05/10/49	170	177,395
DBUBS Mortgage Trust,
Series 2017-BRBK, Class A, 144A
3.452%	10/10/34	500	521,255
Series 2017-BRBK, Class E, 144A
3.530%(cc)	10/10/34	800	796,453

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-BRBK, Class F, 144A
3.530%(cc)	10/10/34	170	$165,239
Exantas Capital Corp. Ltd. (Cayman Islands),
Series 2019-RSO07, Class AS, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.237%(c)	04/15/36	610	609,998
Fannie Mae-Aces,
Series 2015-M04, Class X2, IO
0.388%(cc)	07/25/22	9,140	60,474
Series 2015-M15, Class A2
2.923%(cc)	10/25/25	3,675	3,791,967
Series 2015-M17, Class A2
2.934%(cc)	11/25/25	1,605	1,661,348
Series 2016-M04, Class A2
2.576%	03/25/26	2,330	2,361,626
Series 2017-M03, Class A2
2.483%(cc)	12/25/26	1,925	1,959,542
Series 2017-M07, Class A2
2.961%(cc)	02/25/27	1,620	1,690,045
Series 2017-M14, Class A2
2.876%(cc)	11/25/27	4,240	4,371,790
Series 2017-M15, Class A2
2.959%(cc)	09/25/27	755	788,808
Series 2018-M01, Class A2
2.985%(cc)	12/25/27	1,155	1,207,142
Series 2018-M02, Class A2
2.902%(cc)	01/25/28	2,905	3,023,550
Series 2018-M07, Class A2
3.052%(cc)	03/25/28	1,730	1,813,827
Series 2018-M08, Class A2
3.325%(cc)	06/25/28	1,050	1,120,627
Series 2018-M10, Class A2
3.384%(cc)	07/25/28	585	624,572
Series 2018-M12, Class A2
3.640%(cc)	08/25/30	6,735	7,359,175
Series 2018-M13, Class A2
3.697%(cc)	09/25/30	9,440	10,357,592
FHLMC Multifamily Structured Pass-Through Certificates,
Series K028, Class X1, IO
0.276%(cc)	02/25/23	26,864	189,383
Series K031, Class X1, IO
0.217%(cc)	04/25/23	13,785	86,504
Series K033, Class X1, IO
0.298%(cc)	07/25/23	10,210	95,016
Series K034, Class A2
3.531%(cc)	07/25/23	300	314,512
Series K035, Class X1, IO
0.380%(cc)	08/25/23	12,563	145,862
Series K036, Class X1, IO
0.737%(cc)	10/25/23	6,630	152,918
Series K038, Class X1, IO
1.133%(cc)	03/25/24	4,058	157,619
Series K040, Class X1, IO
0.723%(cc)	09/25/24	9,944	277,090
Series K046, Class X1, IO
0.368%(cc)	03/25/25	11,684	191,935

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K052, Class X1, IO
0.661%(cc)	11/25/25	4,436	$139,664
Series K053, Class X1, IO
0.888%(cc)	12/25/25	1,953	86,405
Series K054, Class X1, IO
1.174%(cc)	01/25/26	3,327	197,736
Series K055, Class X1, IO
1.364%(cc)	03/25/26	1,484	104,643
Series K057, Class X1, IO
1.191%(cc)	07/25/26	1,942	123,696
Series K058, Class A2
2.653%	08/25/26	575	587,555
Series K058, Class X1, IO
0.927%(cc)	08/25/26	1,907	98,893
Series K059, Class X1, IO
0.314%(cc)	09/25/26	5,697	100,491
Series K060, Class X1, IO
0.075%(cc)	10/25/26	20,646	119,908
Series K061, Class A2
3.347%(cc)	11/25/26	1,895	2,016,464
Series K062, Class A2
3.413%	12/25/26	1,150	1,228,757
Series K063, Class A2
3.430%(cc)	01/25/27	1,230	1,315,249
Series K069, Class A2
3.187%(cc)	09/25/27	240	253,205
Series K071, Class A2
3.286%	11/25/27	325	344,548
Series K072, Class A2
3.444%	12/25/27	2,110	2,261,786
Series K073, Class A2
3.350%	01/25/28	2,080	2,214,941
Series K074, Class A2
3.600%	01/25/28	4,330	4,686,692
Series K081, Class A2
3.900%(cc)	08/25/28	5,395	5,962,294
Series K082, Class A2
3.920%(cc)	09/25/28	1,765	1,952,550
Series K084, Class A2
3.780%(cc)	10/25/28	2,545	2,782,548
Series K103, Class X1, IO
0.757%(cc)	12/25/51	2,645	147,003
Series K1513, Class X1, IO
0.865%(cc)	08/25/34	1,465	136,340
Series K-1514, Class X1
0.703%(cc)	10/25/34	5,815	392,864
Series K152, Class X1, IO
0.956%(cc)	01/25/31	2,967	241,074
Series K725, Class A2
3.002%	01/25/24	1,905	1,965,954
Series K727, Class A2
2.946%	07/25/24	2,760	2,843,049
Series K730, Class A2
3.590%(cc)	01/25/25	190	201,377
Series KW02, Class X1, IO
0.312%(cc)	12/25/26	7,294	98,877

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FREMF Mortgage Trust,
Series 2016-K54, Class B, 144A
4.051%(cc)	04/25/48	210	$219,751
Series 2017-K64, Class B, 144A
3.981%(cc)	05/25/50	120	125,386
Series 2018-K80, Class B, 144A
4.229%(cc)	08/25/50	1,010	1,069,072
Series 2019-K103, Class B, 144A
3.572%(cc)	12/25/51	140	136,745
FRESB Mortgage Trust,
Series 2018-SB53, Class A10F
3.660%(cc)	06/25/28	231	242,953
Government National Mortgage Assoc.,
Series 2011-38, Class IO
0.118%(cc)	04/16/53	6,018	79,048
Series 2012-23, Class IO
0.351%(cc)	06/16/53	622	6,750
Series 2013-191, Class IO
0.730%(cc)	11/16/53	587	14,931
Series 2013-30, Class IO
0.795%(cc)	09/16/53	2,029	62,222
Series 2013-63, Class IO
0.794%(cc)	09/16/51	16,339	601,545
Series 2013-78, Class IO
0.749%(cc)	10/16/54	2,148	67,436
Series 2014-40, Class AI
1.000%	02/16/39	461	1,378
Series 2014-52, Class AI
0.825%	08/16/41	1,183	15,230
Series 2015-146, Class IB
0.842%(cc)	07/16/55	8,167	352,184
Series 2015-146, Class IC
0.842%(cc)	07/16/55	37,511	1,544,965
Series 2015-189, Class IG
0.917%(cc)	01/16/57	24,818	1,262,587
Series 2015-37, Class IO
0.758%(cc)	10/16/56	385	16,827
Series 2015-97, Class VA
2.250%	12/16/38	192	184,847
Series 2016-113, Class IO
1.179%(cc)	02/16/58	1,280	90,402
Series 2016-125, Class IO
0.986%(cc)	12/16/57	1,924	113,909
Series 2016-128, Class IO
0.952%(cc)	09/16/56	2,240	137,044
Series 2016-158, Class VA
2.000%	03/16/35	86	81,338
Series 2016-162, Class IO
0.985%(cc)	09/16/58	2,610	172,047
Series 2016-26, Class IO
0.936%(cc)	02/16/58	2,871	155,404
Series 2016-36, Class IO
0.906%(cc)	08/16/57	649	35,765
Series 2016-67, Class IO
1.139%(cc)	07/16/57	483	29,406
Series 2016-96, Class IO, IO
0.976%(cc)	12/16/57	1,903	111,152

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2016-97, Class IO
1.039%(cc)	07/16/56	1,619	$101,805
GPMT Ltd. (Cayman Islands),
Series 2018-FL01, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
2.665%(c)	11/21/35	194	194,205
GS Mortgage Securities Corp. II,
Series 2005-ROCK, Class A, 144A
5.366%	05/03/32	470	530,514
Series 2012-TMSQ, Class D, 144A
3.458%(cc)	12/10/30	170	171,600
GS Mortgage Securities Corp. Trust,
Series 2017-500K, Class D, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.550%)
3.040%(c)	07/15/32	50	49,929
Series 2017-500K, Class E, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.750%)
3.240%(c)	07/15/32	100	99,812
Series 2017-500K, Class F, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 2.150%)
3.540%(c)	07/15/32	40	40,001
Series 2017-500K, Class G, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.850%)
4.240%(c)	07/15/32	20	19,987
Series 2017-GPTX, Class A, 144A
2.856%	05/10/34	390	388,726
Series 2019-BOCA, Class A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
2.940%(c)	06/15/38	320	319,810
Series 2019-SOHO, Class E, 144A, 1 Month LIBOR + 1.875% (Cap N/A, Floor 1.875%)
3.614%(c)	06/15/36	640	639,704
GS Mortgage Securities Trust,
Series 2011-GC05, Class C, 144A
5.389%(cc)	08/10/44	2,025	2,093,665
Series 2015-590M, Class E, 144A
3.805%(cc)	10/10/35	230	228,241
Series 2015-GC32, Class C
4.410%(cc)	07/10/48	210	220,897
Series 2015-GS01, Class A3
3.734%	11/10/48	110	117,310
Series 2017-GS06, Class A3
3.433%	05/10/50	600	632,591
Series 2017-GS07, Class E, 144A
3.000%	08/10/50	40	36,656
Series 2019-GSA01, Class C
3.806%	11/10/52	80	79,347
GSCG Trust,
Series 2019-600C, Class F, 144A
4.118%(cc)	09/06/34	290	284,146
HMH Trust,
Series 2017-NSS, Class A, 144A
3.062%	07/05/31	700	707,900
Hudson Yards Mortgage Trust,
Series 2016-10HY, Class A, 144A
2.835%	08/10/38	490	493,976

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-30HY, Class E, 144A
3.443%(cc)	07/10/39	345	$340,139
Series 2019-55HY, Class F, 144A
3.041%(cc)	12/10/41	640	564,852
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34	320	331,926
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class A5
3.775%	08/15/47	320	339,096
Series 2015-C33, Class D1, 144A
4.117%(cc)	12/15/48	170	167,448
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class B
4.050%	09/15/50	70	74,189
Series 2019-COR05, Class C
3.750%	06/13/52	158	157,785
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C04, Class XC, IO, 144A
0.750%(cc)	12/15/49	1,800	80,008
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class A4FL, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.037%(c)	06/15/45	96	96,743
Series 2015-UES, Class E, 144A
3.621%(cc)	09/05/32	1,040	1,040,267
Series 2019-MFP, Class E, 144A, 1 Month LIBOR + 2.160% (Cap N/A, Floor 2.160%)
3.900%(c)	07/15/36	390	390,669
Series 2019-MFP, Class F, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.000%)
4.740%(c)	07/15/36	140	140,184
Series 2019-OSB, Class E, 144A
3.783%(cc)	06/05/39	224	224,638
KNDL Mortgage Trust,
Series 2019-KNSQ, Class E, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)
3.540%(c)	05/15/36	1,808	1,804,886
Lehman Brothers Small Balance Commercial Mortgage Trust,
Series 2007-01A, Class 1A, 144A, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
2.042%(c)	03/25/37	216	209,363
LSTAR Commercial Mortgage Trust,
Series 2015-03, Class AS, 144A
3.149%(cc)	04/20/48	380	385,520
Series 2017-05, Class X, IO, 144A
1.084%(cc)	03/10/50	864	34,240
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C16, Class A5
3.892%	06/15/47	800	847,604
Series 2014-C19, Class XF, IO, 144A
1.205%(cc)	12/15/47	1,070	52,982
Series 2015-C24, Class A4
3.732%	05/15/48	210	223,359
Series 2015-C26, Class A5
3.531%	10/15/48	264	278,282

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-C26, Class D, 144A
3.060%	10/15/48	170	$161,123
Series 2015-C26, Class XD, IO, 144A
1.344%(cc)	10/15/48	1,180	81,363
Morgan Stanley Capital I Trust,
Series 2007-T27, Class AJ
5.945%(cc)	06/11/42	285	301,837
Series 2014-CPT, Class F, 144A
3.446%(cc)	07/13/29	130	132,185
Series 2014-CPT, Class G, 144A
3.446%(cc)	07/13/29	1,100	1,095,717
Series 2015-MS01, Class C
4.031%(cc)	05/15/48	230	236,592
Series 2017-CLS, Class F, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
4.340%(c)	11/15/34	1,155	1,154,999
Series 2017-H01, Class C
4.281%(cc)	06/15/50	50	51,849
Series 2017-H01, Class D, 144A
2.546%	06/15/50	890	794,646
Series 2017-H01, Class XD, IO, 144A
2.200%(cc)	06/15/50	700	96,524
Series 2018-H03, Class A5
4.177%	07/15/51	27	29,995
Series 2019-H06, Class A4
3.417%	06/15/52	292	308,286
Series 2019-H06, Class XB, IO
0.719%(cc)	06/15/52	3,740	226,662
Series 2019-L02, Class A4
4.071%	03/15/52	252	279,728
Series 2019-L02, Class XA, IO
1.030%(cc)	03/15/52	5,136	392,414
Series 2019-NUGS, Class E, 144A, 1 Month LIBOR + 2.244% (Cap N/A, Floor 3.744%)
3.994%(c)	12/15/36	200	198,874
Natixis Commercial Mortgage Securities Trust,
Series 2018-FL1, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
2.715%(c)	06/15/35	121	121,038
Series 2019-10K, Class D, 144A
4.135%(cc)	05/15/39	650	681,062
Olympic Tower Mortgage Trust,
Series 2017-OT, Class XA, IO, 144A
0.379%(cc)	05/10/39	7,700	206,209
One Market Plaza Trust,
Series 2017-01MKT, Class XCP, IO, 144A
0.090%(cc)	02/10/32	12,180	37,137
Series 2017-01MKT, Class XNCP, IO, 144A
—%(p)	02/10/32	2,436	2
PFP Ltd. (Cayman Islands),
Series 2019-05, Class A, 144A, 1 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
2.710%(c)	04/14/36	251	251,476
Series 2019-05, Class AS, 144A, 1 Month LIBOR + 1.420% (Cap N/A, Floor 1.420%)
3.160%(c)	04/14/36	150	149,999

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Prima Capital CRE Securitization Ltd. (Cayman Islands),
Series 2015-04A, Class C, 144A
4.000%	08/24/49	270	$277,379
Series 2016-06A, Class C, 144A
4.000%	08/24/40	1,140	1,134,186
UBS Commercial Mortgage Trust,
Series 2019-C17, Class XA, IO
1.636%(cc)	10/15/52	4,803	540,696
Series 2019-C18, Class XA
1.182%(cc)	12/15/52	5,060	381,529
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A4
3.185%	03/10/46	3,705	3,800,934
Series 2013-C06, Class A4
3.244%	04/10/46	2,320	2,386,781
US,
Series 2018-USDC, Class E, 144A
4.493%(cc)	05/13/38	190	195,146
Velocity Commercial Capital Loan Trust,
Series 2016-02, Class M2
4.458%(cc)	10/25/46	100	102,109
Series 2016-02, Class M3
5.498%(cc)	10/25/46	100	102,048
Series 2016-02, Class M4
7.226%(cc)	10/25/46	100	103,082
Series 2017-02, Class M3, 144A
4.240%(cc)	11/25/47	144	145,536
Series 2017-02, Class M4, 144A
5.000%(cc)	11/25/47	72	73,064
Wells Fargo Commercial Mortgage Trust,
Series 2015-C30, Class A4
3.664%	09/15/58	280	297,692
Series 2015-C31, Class A4
3.695%	11/15/48	110	117,225
Series 2015-NXS01, Class A5
3.148%	05/15/48	64	66,281
Series 2015-NXS02, Class A5
3.767%(cc)	07/15/58	640	683,107
Series 2015-NXS04, Class A4
3.718%	12/15/48	110	117,338
Series 2015-P02, Class A4
3.809%	12/15/48	360	385,897
Series 2015-P02, Class D, 144A
3.241%	12/15/48	306	275,489
Series 2016-NXS05, Class D
4.875%(cc)	01/15/59	580	599,738
Series 2017-C39, Class D, 144A
4.353%(cc)	09/15/50	377	376,163
Series 2017-C41, Class D, 144A
2.600%(cc)	11/15/50	1,966	1,748,687
Series 2017-HSDB, Class A, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
2.591%(c)	12/13/31	287	285,731
Series 2018-1745, Class A, 144A
3.749%(cc)	06/15/36	150	160,549

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-BXI, Class E, 144A, 1 Month LIBOR + 2.157% (Cap N/A, Floor 2.157%)
3.897%(c)	12/15/36		148	$147,544
Series 2019-C50, Class XA, IO
1.464%(cc)	05/15/52		3,558	353,850
Series 2019-C54, Class A4
3.146%	12/15/52		91	94,241
WFRBS Commercial Mortgage Trust,
Series 2011-C03, Class A3FL, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
2.687%(c)	03/15/44		2	1,684
Series 2011-C04, Class D, 144A
5.230%(cc)	06/15/44		1,350	1,372,996
Series 2014-C21, Class A5
3.678%	08/15/47		345	363,761

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $183,185,073)				189,278,620

CONVERTIBLE BONDS — 0.1%
Building Materials — 0.0%
Cemex SAB de CV (Mexico),
Sub. Notes
3.720%	03/15/20		95	95,274

Electric — 0.0%
NRG Energy, Inc.,
Gtd. Notes
2.750%	06/01/48	(a)	479	543,066

Oil & Gas — 0.0%
Chesapeake Energy Corp.,
Gtd. Notes
5.500%	09/15/26		620	308,369
SM Energy Co.,
Sr. Unsec’d. Notes
1.500%	07/01/21		139	131,590
Whiting Petroleum Corp.,
Gtd. Notes
1.250%	04/01/20		85	82,968

				522,927

Pipelines — 0.1%
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 4.875% or PIK N/A
4.875%	05/28/21		2,624	2,691,282

Telecommunications — 0.0%
Intelsat SA,
Gtd. Notes
4.500%	06/15/25		521	343,013

TOTAL CONVERTIBLE BONDS (cost $4,678,562)				4,195,562

CORPORATE BONDS — 32.9%
Advertising — 0.0%
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A
5.000%	08/15/27	(a)	269	281,194

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense — 0.8%
Arconic, Inc.,
Sr. Unsec’d. Notes
5.400%	04/15/21		50	$51,503
BAE Systems Holdings, Inc. (United Kingdom),
Gtd. Notes, 144A
2.850%	12/15/20		176	177,056
3.800%	10/07/24		466	491,630
3.850%	12/15/25		1,265	1,344,188
4.750%	10/07/44		58	67,083
Boeing Co. (The),
Sr. Unsec’d. Notes
3.250%	02/01/35		489	501,916
3.650%	03/01/47		36	36,974
3.825%	03/01/59		19	19,588
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25		3,040	3,335,115
General Dynamics Corp.,
Gtd. Notes
3.750%	05/15/28	(a)	551	606,330
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
3.832%	04/27/25		8	8,532
4.400%	06/15/28		1,872	2,085,451
4.854%	04/27/35		25	29,454
5.054%	04/27/45		74	91,289
Sr. Unsec’d. Notes, 144A
3.850%	06/15/23		2,575	2,710,774
3.850%	12/15/26		1,650	1,765,447
4.400%	06/15/28		575	641,448
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.600%	03/01/35		1,955	2,135,335
4.070%	12/15/42		60	68,593
4.500%	05/15/36		20	23,718
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.550%	10/15/22		72	73,042
2.930%	01/15/25		1,530	1,576,284
3.250%	01/15/28		2,213	2,306,661
Raytheon Co.,
Sr. Unsec’d. Notes
4.200%	12/15/44		229	266,281
7.000%	11/01/28		1,310	1,724,127
7.200%	08/15/27		371	485,491
TransDigm, Inc.,
Gtd. Notes
6.375%	06/15/26	(a)	394	418,440
7.500%	03/15/27	(a)	232	254,038
Gtd. Notes, 144A
5.500%	11/15/27		1,025	1,036,887
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		1,671	1,811,834
United Technologies Corp.,
Sr. Unsec’d. Notes
1.950%	11/01/21		2,357	2,360,650
4.125%	11/16/28	(a)	2,237	2,516,869

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
United Technologies Corp., (continued)
4.150%	05/15/45		30	$34,367
4.500%	06/01/42		7	8,386
5.400%	05/01/35		296	379,768
6.125%	07/15/38		99	137,706

				31,582,255

Agriculture — 0.6%
Altria Group, Inc.,
Gtd. Notes
4.400%	02/14/26	(a)	3,152	3,422,525
4.800%	02/14/29		1,083	1,204,851
5.800%	02/14/39		1,971	2,315,295
6.200%	02/14/59		18	21,491
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.789%	09/06/24	(a)	8,020	8,070,838
3.215%	09/06/26		410	413,513
3.557%	08/15/27		713	728,214
4.540%	08/15/47	(a)	495	496,317
JBS Investments II GmbH,
Gtd. Notes, 144A
5.750%	01/15/28		399	420,086
MHP Lux SA (Ukraine),
Gtd. Notes, 144A
6.250%	09/19/29		627	615,840
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.875%	05/01/24		635	652,580
3.875%	08/21/42		77	80,187
4.500%	03/20/42		48	54,239
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25		2,403	2,585,068
5.700%	08/15/35		77	88,974
5.850%	08/15/45		1,045	1,194,082

				22,364,100

Airlines — 0.4%
Air Canada 2015-2 Class B Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.700%	07/15/27		4	4,364
5.000%	06/15/25		222	232,111
Air Canada 2017-1 Class AA Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.300%	07/15/31		361	368,920
American Airlines 2014-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.375%	04/01/24		12	12,580
American Airlines 2015-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.700%	11/01/24		129	130,316
American Airlines 2015-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.600%	03/22/29		178	187,279

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (continued)
American Airlines 2015-2 Class BB Pass-Through Trust,
Pass-Through Certificates
4.400%	03/22/25		1,063	$1,099,057
American Airlines 2016-1 Class B Pass-Through Trust,
Pass-Through Certificates
5.250%	07/15/25		657	692,419
American Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.200%	12/15/29		314	322,638
American Airlines 2016-3 Class AA Pass-Through Trust,
Pass-Through Certificates
3.000%	04/15/30		723	732,740
American Airlines 2016-3 Class B Pass-Through Trust,
Pass-Through Certificates
3.750%	04/15/27		16	16,593
American Airlines 2017-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.650%	08/15/30		244	255,923
American Airlines 2017-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.850%	08/15/29		890	903,993
4.950%	08/15/26		235	246,295
American Airlines 2017-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.350%	04/15/31		321	326,508
American Airlines 2017-2 Class B Pass-Through Trust,
Pass-Through Certificates
3.700%	04/15/27		276	277,082
American Airlines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.150%	08/15/33		825	844,647
American Airlines Group, Inc.,
Gtd. Notes, 144A
4.625%	03/01/20	(a)	1,006	1,010,573
Continental Airlines 2012-1 Class B Pass Through Trust,
Pass-Through Certificates
6.250%	10/11/21		5	5,164
Delta Air Lines 2019-1 Class AA Pass Through Trust,
Pass-Through Certificates, Series AA
3.204%	10/25/25		795	821,998
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20		5,606	5,610,428
3.400%	04/19/21		20	20,266
Gol Finance, Inc. (Brazil),
Gtd. Notes, 144A
7.000%	01/31/25	(a)	209	216,678
Turkish Airlines 2015-1 Class A Pass-Through Trust (Turkey),
Pass-Through Certificates, 144A
4.200%	09/15/28		443	419,758
United Airlines 2014-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.750%	10/11/23		12	12,112
United Airlines 2014-2 Class B Pass-Through Trust,
Pass-Through Certificates
4.625%	03/03/24		85	86,728

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (continued)
United Airlines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.450%	06/01/29		120	$125,656
United Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.100%	01/07/30		50	51,095
United Airlines 2016-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.650%	07/07/27		80	80,868
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30		315	316,978
United Airlines 2016-2 Class B Pass-Through Trust,
Pass-Through Certificates
3.650%	04/07/27		41	41,678
United Airlines 2018-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.500%	09/01/31		192	199,122
United Airlines 2018-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.600%	09/01/27		377	388,541
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33		455	456,877
United Airlines 2019-2 Class B Pass-Through Trust,
Pass-Through Certificates
3.500%	11/01/29		736	739,584
US Airways 2012-2 Class B Pass-Through Trust,
Pass-Through Certificates
6.750%	12/03/22		24	24,750
US Airways 2013-1 Class B Pass-Through Trust,
Pass-Through Certificates
5.375%	05/15/23		97	100,361

				17,382,680

Auto Manufacturers — 0.9%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
2.150%	09/10/24		690	689,952
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
2.800%	04/11/26		376	380,693
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
3.100%	05/04/20		1,685	1,689,930
3.350%	05/04/21	(a)	2,130	2,164,073
3.750%	11/05/21		720	740,393
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.425%	06/12/20		390	390,066
3.157%	08/04/20		440	441,760
3.200%	01/15/21	(a)	430	431,921
3.219%	01/09/22		400	402,659
3.336%	03/18/21		200	201,395
4.134%	08/04/25		675	683,923
5.113%	05/03/29		1,785	1,839,864
5.584%	03/18/24		255	275,584

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Ford Motor Credit Co. LLC, (continued)
Sr. Unsec’d. Notes, GMTN
4.389%	01/08/26	(a)	400	$407,023
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	04/01/35		3,590	3,706,210
6.250%	10/02/43		496	552,944
6.600%	04/01/36		599	705,308
General Motors Financial Co., Inc.,
Gtd. Notes
3.150%	06/30/22		272	277,046
3.500%	11/07/24		2	2,059
4.000%	01/15/25		1,560	1,637,446
4.350%	01/17/27		107	112,511
Sr. Unsec’d. Notes
5.100%	01/17/24		130	141,065
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
3.950%	02/01/22		1,651	1,699,821
Sr. Unsec’d. Notes, 144A, MTN
2.550%	04/03/20		4,966	4,967,964
3.000%	10/30/20		5,345	5,376,863
Hyundai Capital Services, Inc. (South Korea),
Sr. Unsec’d. Notes, 144A
3.000%	08/29/22		1,140	1,153,943
Toyota Motor Corp. (Japan),
Sr. Unsec’d. Notes
2.358%	07/02/24	(a)	2,255	2,287,003
2.760%	07/02/29		26	26,728
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, GMTN
3.050%	01/11/28	(a)	615	648,189
Sr. Unsec’d. Notes, MTN
3.200%	01/11/27		13	13,743
3.650%	01/08/29		244	267,710
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
3.200%	09/26/26		1,745	1,789,052

				36,104,841

Auto Parts & Equipment — 0.0%
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	04/01/25	(a)	270	281,132
Aptiv PLC,
Gtd. Notes
5.400%	03/15/49		112	126,208
Lear Corp.,
Sr. Unsec’d. Notes
5.250%	05/15/49		86	89,389

				496,729

Banks — 8.6%
Australia & New Zealand Banking Group Ltd. (Australia),
Sr. Unsec’d. Notes, MTN
2.625%	11/09/22		590	600,571

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
Banco Espirito Santo SA (Portugal),
Sr. Unsec’d. Notes, EMTN
4.000%	01/21/19	(d)	EUR	100	$19,543
Banco Internacional del Peru SAA Interbank (Peru),
Sr. Unsec’d. Notes, 144A
3.250%	10/04/26			255	255,710
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	09/20/22			3,785	3,901,028
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
2.706%	06/27/24			1,000	1,013,430
3.306%	06/27/29			1,000	1,031,371
Banco Votorantim SA (Brazil),
Sr. Unsec’d. Notes, 144A, MTN
4.000%	09/24/22			380	387,219
4.500%	09/24/24			214	220,236
Bangkok Bank PCL (Thailand),
Sr. Unsec’d. Notes, 144A
4.800%	10/18/20			5,777	5,895,916
Sr. Unsec’d. Notes, 144A, MTN
4.050%	03/19/24			6,475	6,854,643
Bank of America Corp.,
Jr. Sub. Notes, Series FF
5.875%(ff)	—	(a)(rr)		1,070	1,186,413
Sr. Unsec’d. Notes
2.738%(ff)	01/23/22			180	181,329
3.004%(ff)	12/20/23			2	2,046
3.419%(ff)	12/20/28			6,146	6,447,745
Sr. Unsec’d. Notes, GMTN
2.369%(ff)	07/21/21			2,030	2,034,076
2.625%	04/19/21			6,405	6,465,369
2.816%(ff)	07/21/23			1,065	1,081,864
3.300%	01/11/23			104	107,646
Sr. Unsec’d. Notes, MTN
2.328%(ff)	10/01/21			4,359	4,367,783
2.503%	10/21/22			20	20,201
2.625%	10/19/20			1,401	1,408,468
3.093%(ff)	10/01/25			33	34,122
3.124%(ff)	01/20/23			5	5,098
3.499%(ff)	05/17/22			1,472	1,501,224
3.559%(ff)	04/23/27			8,474	8,951,271
3.705%(ff)	04/24/28			3,119	3,330,491
3.824%(ff)	01/20/28			3,067	3,293,257
3.875%	08/01/25			40	43,036
3.970%(ff)	03/05/29			1,115	1,213,233
3.974%(ff)	02/07/30			184	201,810
4.000%	04/01/24			10	10,693
4.100%	07/24/23			183	195,099
4.125%	01/22/24			50	53,751
4.271%(ff)	07/23/29			4	4,443
Sub. Notes, MTN
4.000%	01/22/25			414	441,540
4.200%	08/26/24			105	112,756
4.250%	10/22/26			17	18,541
4.450%	03/03/26			1,290	1,415,223

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Bank of America Corp., (continued)
Sub. Notes, Series L, MTN
3.950%	04/21/25		920	$980,441
4.750%	04/21/45		13	15,958
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN
1.900%	08/27/21		40	40,053
2.500%	06/28/24	(a)	228	230,660
2.900%	03/26/22		334	340,405
3.100%	07/13/20		29	29,181
3.300%	02/05/24		63	65,629
Sr. Unsec’d. Notes, Series D, MTN
3.100%	04/13/21		203	206,285
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes
4.950%(ff)	—	(rr)	605	611,321
Jr. Sub. Notes, Series F
4.625%(ff)	—	(a)(rr)	1,415	1,489,807
Sr. Unsec’d. Notes, MTN
2.800%	05/04/26		52	53,406
2.950%	01/29/23		56	57,657
3.442%(ff)	02/07/28		1,056	1,121,611
3.500%	04/28/23		98	102,762
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.875%	06/08/20		10,965	10,998,791
3.200%	08/10/21		1,280	1,298,330
3.932%(ff)	05/07/25		255	267,778
4.375%	01/12/26		353	382,470
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		1,245	1,403,694
BBVA Bancomer SA (Mexico),
Sub. Notes, 144A
5.875%(ff)	09/13/34	(a)	471	493,844
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
2.819%(ff)	11/19/25	(a)	6,610	6,686,923
3.375%	01/09/25		214	222,181
4.705%(ff)	01/10/25		1,580	1,709,344
Sr. Unsec’d. Notes, 144A, MTN
3.500%	03/01/23		1,505	1,558,231
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.700%	10/01/29		1,498	1,485,549
Capital One NA,
Sr. Unsec’d. Notes
2.150%	09/06/22		3,040	3,044,503
China Construction Bank Corp. (China),
Sub. Notes
4.250%(ff)	02/27/29		200	209,945
Citibank NA,
Sr. Unsec’d. Notes
3.165%(ff)	02/19/22		360	364,615
3.400%	07/23/21		2,180	2,226,258
3.650%	01/23/24	(a)	5,345	5,657,336

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.700%	03/30/21		610	$615,380
2.750%	04/25/22		8	8,115
2.900%	12/08/21		21	21,334
3.200%	10/21/26		121	125,456
3.520%(ff)	10/27/28		161	169,521
3.668%(ff)	07/24/28		3,416	3,633,111
3.887%(ff)	01/10/28	(a)	1,993	2,145,355
4.044%(ff)	06/01/24	(a)	270	285,429
4.650%	07/23/48		20	24,973
8.125%	07/15/39		24	39,872
Sub. Notes
4.050%	07/30/22		8,899	9,299,698
4.400%	06/10/25		826	897,736
4.450%	09/29/27		924	1,017,402
5.500%	09/13/25		176	201,328
Citizens Bank NA,
Sr. Unsec’d. Notes
2.250%	03/02/20		3,484	3,484,356
Credit Agricole SA (France),
Jr. Sub. Notes, 144A
8.125%(ff)	—	(rr)	1,700	2,061,581
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes
2.100%	11/12/21		1,280	1,284,887
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.997%(ff)	12/14/23		1,490	1,516,371
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.800%	09/15/22		1,060	1,102,702
3.800%	06/09/23		350	366,428
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
3.001%(ff)	09/20/22		750	756,565
3.244%(ff)	12/20/25		200	202,207
3.875%	09/12/23		310	321,585
5.000%	01/12/22		800	839,718
5.375%	01/12/24		1,505	1,653,405
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.700%	07/13/20		2,030	2,031,492
2.950%	08/20/20		210	210,411
4.250%	02/04/21		340	345,648
DNB Bank ASA (Norway),
Sr. Unsec’d. Notes, 144A
2.150%	12/02/22		7,500	7,512,045
Emirates NBD Bank PJSC (United Arab Emirates),
Jr. Sub. Notes
6.125%(ff)	—	(rr)	200	210,479
Fifth Third Bancorp,
Sr. Unsec’d. Notes
3.650%	01/25/24		395	416,404

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Bank USA,
Sr. Unsec’d. Notes, Secured Overnight Financing Rate+ 0.600% (Cap N/A, Floor 0.000%)
2.133%(c)	05/24/21		2,590	$2,588,415
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.350%	11/15/21		1,399	1,402,909
2.750%	09/15/20		637	640,010
2.875%	02/25/21		390	393,847
3.272%(ff)	09/29/25		20	20,714
3.500%	01/23/25		123	129,015
3.500%	11/16/26		250	262,989
3.625%	02/20/24		447	468,905
3.691%(ff)	06/05/28		2,601	2,764,886
3.850%	01/26/27		706	750,948
4.017%(ff)	10/31/38		635	689,106
4.411%(ff)	04/23/39		142	160,750
5.250%	07/27/21		103	108,096
5.750%	01/24/22		7,255	7,780,835
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.170%
3.080%(c)	05/15/26		650	657,429
Sr. Unsec’d. Notes, MTN
2.905%(ff)	07/24/23		22	22,370
Sub. Notes
6.750%	10/01/37		2,810	3,887,571
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.041%(ff)	03/13/28		2,459	2,628,379
4.583%(ff)	06/19/29		205	228,644
5.100%	04/05/21		774	802,446
HSBC USA, Inc.,
Sr. Unsec’d. Notes
2.350%	03/05/20		3,690	3,691,870
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
2.625%	08/06/24		4,335	4,394,076
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.550%	04/09/24		500	523,010
4.100%	10/02/23		2,627	2,794,539
Sr. Unsec’d. Notes, 144A
4.625%	01/06/26		540	599,302
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A, MTN
6.500%	02/24/21		600	627,195
Itau Unibanco Holding SA (Brazil),
Jr. Sub. Notes, 144A, MTN
6.125%(ff)	—	(rr)	200	208,630
6.500%(ff)	—	(rr)	324	341,760
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	—	(rr)	1,610	1,682,275
Sr. Unsec’d. Notes
2.301%(ff)	10/15/25		455	454,481
2.400%	06/07/21		11	11,070
2.550%	03/01/21		1,338	1,347,770
2.700%	05/18/23		1,655	1,687,741

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co., (continued)
2.739%(ff)	10/15/30		7,085	$7,087,324
2.776%(ff)	04/25/23		348	353,235
2.972%	01/15/23		416	424,415
3.125%	01/23/25		135	140,852
3.200%	01/25/23		490	507,110
3.207%(ff)	04/01/23		4,300	4,405,560
3.220%(ff)	03/01/25		1,560	1,616,946
3.509%(ff)	01/23/29		44	46,666
3.514%(ff)	06/18/22		1,034	1,055,949
3.540%(ff)	05/01/28		4,088	4,334,221
3.559%(ff)	04/23/24		543	565,738
3.702%(ff)	05/06/30		1,375	1,480,421
3.782%(ff)	02/01/28		4,392	4,723,914
3.797%(ff)	07/23/24		4,214	4,440,098
3.875%	02/01/24		40	42,747
3.882%(ff)	07/24/38		305	337,540
3.900%	07/15/25		26	28,069
3.960%(ff)	01/29/27	(a)	360	390,720
4.023%(ff)	12/05/24		3,539	3,773,151
4.203%(ff)	07/23/29		601	669,032
4.250%	10/15/20		48	48,857
4.350%	08/15/21		3,306	3,433,086
4.500%	01/24/22		3,425	3,598,469
4.625%	05/10/21		2,099	2,174,684
Sub. Notes
3.375%	05/01/23		30	31,208
3.875%	09/10/24		326	348,773
Kasikornbank PCL (Thailand),
Sub. Notes, EMTN
3.343%(ff)	10/02/31		250	251,192
KeyBank NA,
Sr. Unsec’d. Notes
3.350%	06/15/21		250	255,402
KeyCorp,
Sr. Unsec’d. Notes, MTN
2.550%	10/01/29		30	29,331
4.100%	04/30/28		46	50,477
4.150%	10/29/25		253	277,340
Kookmin Bank (South Korea),
Jr. Sub. Notes, EMTN
4.350%(ff)	—	(rr)	300	308,098
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.100%	07/06/21	(a)	990	1,005,449
3.750%	01/11/27		826	868,085
3.900%	03/12/24		668	706,132
Sub. Notes
4.344%	01/09/48	(a)	5,225	5,645,769
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.665%	07/25/22		144	146,104
2.998%	02/22/22		140	142,621
3.218%	03/07/22		90	92,065
3.287%	07/25/27		103	107,068
3.407%	03/07/24		946	986,222
3.455%	03/02/23		3,840	3,974,516

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Mitsubishi UFJ Financial Group, Inc. (Japan), (continued)
3.535%	07/26/21		150	$153,438
3.761%	07/26/23		290	305,013
3.777%	03/02/25		11	11,691
4.050%	09/11/28		16	17,607
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.273%	09/13/21		533	534,805
2.555%(ff)	09/13/25		1,550	1,549,932
2.869%(ff)	09/13/30		690	688,143
2.953%	02/28/22		5,095	5,184,142
3.663%	02/28/27		248	262,475
Sr. Unsec’d. Notes, 144A
2.632%	04/12/21		850	856,597
Morgan Stanley,
Sr. Unsec’d. Notes
3.625%	01/20/27		4,529	4,820,923
3.737%(ff)	04/24/24		1	1,044
Sr. Unsec’d. Notes, GMTN
3.125%	01/23/23		13	13,358
3.700%	10/23/24		3,630	3,853,410
3.750%	02/25/23		1,902	1,990,649
3.772%(ff)	01/24/29	(a)	1,270	1,365,478
3.875%	01/27/26		100	107,451
4.000%	07/23/25		40	43,269
Sr. Unsec’d. Notes, MTN
2.720%(ff)	07/22/25		31	31,439
2.750%	05/19/22		16	16,267
3.125%	07/27/26		10	10,330
3.591%(ff)	07/22/28		717	760,835
Sr. Unsec’d. Notes, Series F, MTN
3.875%	04/29/24		132	140,381
Nordea Bank Abp (Finland),
Sr. Unsec’d. Notes, 144A
2.125%	05/29/20		1,575	1,575,362
Northern Trust Corp.,
Sr. Unsec’d. Notes
3.150%	05/03/29		74	78,063
Sub. Notes
3.375%(ff)	05/08/32		40	41,230
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.875%	08/05/21		1,393	1,407,257
Sub. Notes, 144A
5.625%	09/15/45		1,935	2,337,942
Santander UK PLC (United Kingdom),
Sub. Notes, 144A
5.000%	11/07/23		1,610	1,734,804
Shinhan Financial Group Co. Ltd. (South Korea),
Sub. Notes, EMTN
3.340%(ff)	02/05/30		300	304,588
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.885%(ff)	03/15/24		354	367,008
State Street Corp.,
Jr. Sub. Notes, Series F
5.250%(ff)	—	(rr)	550	562,375

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
State Street Corp., (continued)
Jr. Sub. Notes, Series H
5.625%(ff)	—	(a)(rr)	2,840	$3,015,513
Sr. Unsec’d. Notes
2.650%	05/19/26		527	535,568
3.300%	12/16/24		80	84,348
3.776%(ff)	12/03/24		68	71,924
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.448%	09/27/24		215	215,742
2.696%	07/16/24		4,000	4,054,588
3.040%	07/16/29		3,515	3,587,594
Svenska Handelsbanken AB (Sweden),
Gtd. Notes, MTN
2.450%	03/30/21		285	286,872
3.350%	05/24/21	(a)	581	592,378
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, GMTN
3.250%	03/11/24		4	4,186
3.500%	07/19/23	(a)	427	449,761
Sr. Unsec’d. Notes, MTN
2.650%	06/12/24		5,872	6,009,728
Truist Bank,
Sr. Unsec’d. Notes
2.800%	05/17/22		720	733,672
3.200%	04/01/24		11	11,440
U.S. Bancorp,
Sub. Notes, MTN
2.950%	07/15/22		797	816,797
UBS Group AG (Switzerland),
Jr. Sub. Notes, 144A
7.000%(ff)	—	(rr)	2,215	2,422,883
Sr. Unsec’d. Notes, 144A
2.859%(ff)	08/15/23		2,420	2,455,705
2.950%	09/24/20		200	201,407
3.126%(ff)	08/13/30		565	576,592
4.125%	09/24/25		1,923	2,091,439
United Overseas Bank Ltd. (Singapore),
Jr. Sub. Notes, EMTN
3.875%(ff)	—	(rr)	200	203,770
US Bancorp,
Sr. Unsec’d. Notes
2.400%	07/30/24		1,194	1,209,832
3.375%	02/05/24		17	17,841
Sr. Unsec’d. Notes, MTN
3.150%	04/27/27		19	19,950
US Bank NA,
Sr. Unsec’d. Notes
3.104%(ff)	05/21/21		645	647,668
Washington Mutual Bank,
Sr. Unsec’d. Notes
2.608%	05/01/09	(d)	980	1,705
2.608%	11/06/09	(d)	770	1,340
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.100%	07/26/21		848	850,382
2.500%	03/04/21		2,113	2,127,203

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Wells Fargo & Co., (continued)
3.000%	10/23/26		688	$705,320
3.069%	01/24/23		107	109,178
Sr. Unsec’d. Notes, GMTN
2.600%	07/22/20		745	747,817
Sr. Unsec’d. Notes, MTN
2.406%(ff)	10/30/25		95	95,017
2.550%	12/07/20		230	231,314
2.625%	07/22/22		2,744	2,786,392
2.879%(ff)	10/30/30		249	250,640
3.000%	02/19/25		67	69,121
3.196%(ff)	06/17/27		196	203,118
3.500%	03/08/22		217	223,807
3.550%	09/29/25	(a)	590	624,870
3.584%(ff)	05/22/28		2,105	2,234,839
3.750%	01/24/24		3,006	3,177,841
4.600%	04/01/21		921	950,870
Sub. Notes
5.375%	11/02/43		10	12,863
5.606%	01/15/44		30	39,418
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
3.325%(ff)	07/23/21		590	594,362
3.550%	08/14/23		250	261,911

				333,864,628

Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		4,569	5,271,137
4.900%	02/01/46		302	358,527
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		23	26,360
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.000%	04/13/28		120	131,866
4.750%	01/23/29		3,757	4,355,357
4.950%	01/15/42		115	135,794
5.450%	01/23/39		339	425,519
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A
5.150%	05/15/38		1,535	1,737,106
5.300%	05/15/48		3,595	4,170,979
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
2.125%	09/06/29		370	360,543
2.200%	05/25/22		51	51,462
2.875%	10/27/25		287	300,126
3.200%	11/01/23		2	2,100
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.551%	05/25/21		444	453,550
4.057%	05/25/23		75	79,200

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (continued)
Molson Coors Brewing Co.,
Gtd. Notes
4.200%	07/15/46	(a)	225	$223,852
5.000%	05/01/42		150	164,168
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.375%	07/29/49		44	45,995
3.450%	10/06/46	(a)	361	381,690
4.000%	05/02/47	(a)	263	303,846
4.450%	04/14/46		3	3,689

				18,982,866

Biotechnology — 0.2%
Amgen, Inc.,
Sr. Unsec’d. Notes
4.400%	05/01/45		1,307	1,462,611
4.663%	06/15/51		69	81,039
Biogen, Inc.,
Sr. Unsec’d. Notes
2.900%	09/15/20		1,780	1,791,249
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.500%	02/01/25	(a)	1,334	1,415,359
3.650%	03/01/26		93	100,017
3.700%	04/01/24		88	93,384
4.000%	09/01/36		60	66,898
4.500%	02/01/45		42	48,664
4.600%	09/01/35		445	529,984
4.750%	03/01/46		81	97,165
4.800%	04/01/44		407	490,753

				6,177,123

Building Materials — 0.1%
Johnson Controls International PLC,
Sr. Unsec’d. Notes
4.500%	02/15/47		10	10,799
4.625%	07/02/44		278	304,783
5.125%	09/14/45		7	7,979
Masonite International Corp.,
Gtd. Notes, 144A
5.750%	09/15/26		20	21,235
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29		310	322,657
4.200%	12/01/24		1,950	2,065,362
4.300%	07/15/47		40	37,926

				2,770,741

Chemicals — 1.0%
Air Liquide Finance SA (France),
Gtd. Notes, 144A
2.500%	09/27/26		345	346,518
Braskem America Finance Co. (Brazil),
Gtd. Notes, 144A
7.125%	07/22/41	(a)	5,125	5,869,980

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (continued)
CNAC HK Synbridge Co. Ltd. (China),
Sr. Sec’d. Notes
5.000%	05/05/20		700	$705,316
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.000%	11/15/22		79	80,785
3.150%	05/15/24		14	14,442
3.625%	05/15/26		1,200	1,261,541
4.375%	11/15/42		1,071	1,143,667
4.550%	11/30/25		26	28,653
5.250%	11/15/41		42	49,098
9.000%	04/01/21		700	753,817
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
4.493%	11/15/25		2,187	2,406,584
5.319%	11/15/38		20	23,802
5.419%	11/15/48		490	602,216
LYB International Finance BV,
Gtd. Notes
4.000%	07/15/23		50	52,933
4.875%	03/15/44		53	60,183
LYB International Finance III LLC,
Gtd. Notes
4.200%	10/15/49		405	421,748
Methanex Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	03/01/22		5,180	5,433,991
5.250%	12/15/29	(a)	3,460	3,576,005
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
5.625%	04/25/24		4,535	5,018,074
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
5.875%	09/17/44		4,340	4,579,196
SABIC Capital II BV (Saudi Arabia),
Gtd. Notes, 144A
4.000%	10/10/23		334	351,578
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
4.000%	12/15/42		120	123,844
4.500%	06/01/47		260	296,329
Syngenta Finance NV (Switzerland),
Gtd. Notes, 144A
3.698%	04/24/20		4,285	4,297,904
Univar Solutions USA, Inc.,
Gtd. Notes, 144A
5.125%	12/01/27		1,360	1,418,626
UPL Corp. Ltd. (India),
Sr. Unsec’d. Notes
4.500%	03/08/28		200	202,707

				39,119,537

Coal — 0.0%
Yankuang Group Cayman Ltd. (China),
Gtd. Notes
4.750%	11/30/20		200	199,996

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services — 0.5%
Adani Ports & Special Economic Zone Ltd. (India),
Sr. Unsec’d. Notes
4.375%	07/03/29		200	$206,139
American University (The),
Unsec’d. Notes
3.672%	04/01/49		1,021	1,085,444
AMN Healthcare, Inc.,
Gtd. Notes, 144A
5.125%	10/01/24		672	697,746
Capitol Investment Merger Sub 2 LLC,
Sec’d. Notes, 144A
10.000%	08/01/24	(a)	671	698,230
Claremont Mckenna College,
Unsec’d. Notes
3.378%	01/01/50		686	678,661
Conservation Fund A Nonprofit Corp. (The),
Sr. Unsec’d. Notes
3.474%	12/15/29		320	318,565
Equifax, Inc.,
Sr. Unsec’d. Notes
3.300%	12/15/22		995	1,024,700
7.000%	07/01/37		395	506,996
George Washington University (The),
Unsec’d. Notes
4.126%	09/15/48	(a)	404	464,212
Georgetown University (The),
Unsec’d. Notes, Series A
5.215%	10/01/2118		910	1,153,851
Unsec’d. Notes, Series B
4.315%	04/01/49		850	1,005,093
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25		340	341,845
3.200%	08/15/29		960	977,663
3.750%	06/01/23		290	302,271
3.800%	04/01/21		310	315,860
4.000%	06/01/23		48	50,529
4.800%	04/01/26		1,136	1,265,329
Herc Holdings, Inc.,
Gtd. Notes, 144A
5.500%	07/15/27		495	522,867
Moody’s Corp.,
Sr. Unsec’d. Notes
2.750%	12/15/21		63	63,885
3.250%	01/15/28		16	16,759
4.875%	02/15/24		275	301,799
Nielsen Co. Luxembourg SARL (The),
Gtd. Notes, 144A
5.000%	02/01/25	(a)	196	202,222
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.200%	09/26/22		60	60,372
2.400%	10/01/24		790	797,656
2.650%	10/01/26	(a)	605	612,980
2.850%	10/01/29		955	963,015

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (continued)
RELX Capital, Inc. (United Kingdom),
Gtd. Notes
3.500%	03/16/23		1,395	$1,450,028
4.000%	03/18/29		1,010	1,098,760
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes
3.610%	02/15/2119		1,285	1,300,713
University of Southern California,
Unsec’d. Notes
3.028%	10/01/39		46	45,822
Wesleyan University,
Unsec’d. Notes
4.781%	07/01/2116		367	406,603

				18,936,615

Computers — 0.7%
Apple, Inc.,
Sr. Unsec’d. Notes
2.050%	09/11/26		4,015	3,975,626
2.200%	09/11/29		4,010	3,936,496
2.850%	05/11/24		69	71,335
3.000%	02/09/24		635	657,778
3.200%	05/13/25		11	11,620
3.250%	02/23/26		37	39,142
3.350%	02/09/27		76	80,998
3.850%	05/04/43		2,757	3,086,885
4.250%	02/09/47		17	20,219
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
5.875%	06/15/21		49	49,771
Sr. Sec’d. Notes, 144A
8.100%	07/15/36		1,100	1,443,053
EMC Corp.,
Sr. Unsec’d. Notes
2.650%	06/01/20		50	50,005
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
3.600%	10/15/20		3,639	3,679,444
4.400%	10/15/22		90	95,027
6.200%	10/15/35		3,740	4,479,402
6.350%	10/15/45		345	416,317
HP, Inc.,
Sr. Unsec’d. Notes
6.000%	09/15/41		60	66,401
IBM Credit LLC,
Sr. Unsec’d. Notes
3.450%	11/30/20		845	857,342
International Business Machines Corp.,
Sr. Unsec’d. Notes
2.850%	05/13/22		100	102,171
2.900%	11/01/21		340	346,518
3.000%	05/15/24	(a)	711	736,781
3.300%	05/15/26		3,474	3,661,816
3.625%	02/12/24		198	209,748
Seagate HDD Cayman,
Gtd. Notes
4.250%	03/01/22		117	120,798

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (continued)
Seagate HDD Cayman, (continued)
5.750%	12/01/34		175	$184,218

				28,378,911

Distribution/Wholesale — 0.0%
American Builders & Contractors Supply Co., Inc.,
Gtd. Notes, 144A
5.875%	05/15/26		251	266,570
Sr. Sec’d. Notes, 144A
4.000%	01/15/28	(a)	272	276,069
H&E Equipment Services, Inc.,
Gtd. Notes
5.625%	09/01/25		391	410,686
KAR Auction Services, Inc.,
Gtd. Notes, 144A
5.125%	06/01/25	(a)	391	406,717
Performance Food Group, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	10/15/27		437	466,499

				1,826,541

Diversified Financial Services — 1.0%
Air Lease Corp.,
Sr. Unsec’d. Notes, GMTN
3.750%	06/01/26		3,930	4,110,475
Ally Financial, Inc.,
Gtd. Notes
7.500%	09/15/20		3,580	3,706,581
American Express Co.,
Sr. Unsec’d. Notes
2.500%	08/01/22		676	683,579
2.500%	07/30/24		4,131	4,179,411
3.000%	02/22/21		25	25,290
3.125%	05/20/26	(a)	851	886,523
3.375%	05/17/21		25	25,472
3.400%	02/22/24		384	401,783
3.700%	08/03/23	(a)	834	880,478
4.200%	11/06/25		896	987,369
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.250%	05/05/21		689	692,291
2.600%	09/14/20		8	8,029
2.700%	03/03/22		41	41,655
ASG Finance Designated Activity Co. (Cyprus),
Gtd. Notes, 144A
7.875%	12/03/24		694	673,058
BOC Aviation Ltd. (Singapore),
Sr. Unsec’d. Notes, EMTN
3.000%	09/11/29		300	294,196
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.300%	10/30/24	(a)	979	1,020,158
3.450%	04/30/21		100	101,781
3.500%	06/15/23		137	142,816
3.750%	04/24/24		870	915,992
3.900%	01/29/24	(a)	2,170	2,302,415
4.750%	07/15/21	(a)	224	233,223

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes
3.200%	03/02/27		540	$565,882
CME Group, Inc.,
Sr. Unsec’d. Notes
3.750%	06/15/28		520	575,085
Credivalores-Crediservicios SAS (Colombia),
Sr. Unsec’d. Notes, 144A
9.750%	07/27/22		370	375,634
Discover Financial Services,
Sr. Unsec’d. Notes
4.100%	02/09/27		131	141,056
E*TRADE Financial Corp.,
Sr. Unsec’d. Notes
3.800%	08/24/27		115	119,999
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35		1,175	1,253,376
Intercontinental Exchange, Inc.,
Gtd. Notes
2.350%	09/15/22		4	4,040
2.750%	12/01/20		25	25,169
3.100%	09/15/27		175	183,867
3.750%	12/01/25		1,000	1,082,208
4.000%	10/15/23		23	24,571
Sr. Unsec’d. Notes
3.750%	09/21/28		1,039	1,136,017
Intercorp Peru Ltd. (Peru),
Sr. Unsec’d. Notes, 144A
3.875%	08/15/29		200	199,115
Mastercard, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26		335	349,464
2.950%	06/01/29		1,315	1,371,297
3.650%	06/01/49		240	266,342
Mongolian Mortgage Corp. Hfc LLC (Mongolia),
Gtd. Notes
9.750%	01/29/22		200	194,579
Muthoot Finance Ltd. (India),
Sr. Sec’d. Notes, 144A, MTN
6.125%	10/31/22		473	490,893
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23		399	423,310
9.125%	07/15/26		327	362,323
Navient Corp.,
Sr. Unsec’d. Notes
5.875%	03/25/21		227	235,113
5.875%	10/25/24		200	214,075
6.500%	06/15/22		370	401,854
6.625%	07/26/21		272	287,668
6.750%	06/25/25		209	231,591
6.750%	06/15/26	(a)	207	227,599
7.250%	09/25/23	(a)	214	242,057
Nuveen LLC,
Gtd. Notes, 144A
4.000%	11/01/28		80	88,981

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
ORIX Corp. (Japan),
Sr. Unsec’d. Notes
2.900%	07/18/22		15	$15,262
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes
4.500%	06/18/29		300	309,400
Pretium Mortgage Credit Partners,
2.000%	10/21/20	^	1,574	1,573,799
REC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
4.625%	03/22/28		200	207,405
Synchrony Financial,
Sr. Unsec’d. Notes
2.700%	02/03/20		506	506,062
4.250%	08/15/24		90	96,107
4.375%	03/19/24		488	520,338
4.500%	07/23/25		19	20,523
Unifin Financiera SAB de CV (Mexico),
Jr. Sub. Notes, 144A
8.875%(ff)	—	(rr)	341	313,115
Visa, Inc.,
Sr. Unsec’d. Notes
4.300%	12/14/45		110	135,053

				37,082,804

Electric — 2.3%
Acwa Power Management And Investments One Ltd. (Saudi Arabia),
Sr. Sec’d. Notes, 144A
5.950%	12/15/39		5,300	5,640,548
Adani Transmission Ltd. (India),
Sr. Sec’d. Notes
4.000%	08/03/26		200	205,346
4.250%	05/21/36		200	202,562
AEP Texas, Inc.,
Sr. Unsec’d. Notes
3.950%	06/01/28		1,565	1,705,464
Sr. Unsec’d. Notes, Series H
3.450%	01/15/50		60	59,918
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
3.150%	09/15/49		495	481,608
3.800%	06/15/49		565	608,623
4.250%	09/15/48		347	398,692
Alabama Power Co.,
Sr. Unsec’d. Notes
3.450%	10/01/49		572	584,721
3.550%	12/01/23		135	142,552
3.750%	03/01/45		741	786,117
4.150%	08/15/44		40	44,477
6.000%	03/01/39		24	32,888
Sr. Unsec’d. Notes, Series A
4.300%	07/15/48		364	420,465
Ameren Illinois Co.,
First Mortgage
3.250%	03/15/50		505	508,450
3.800%	05/15/28	(a)	608	666,342

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
3.200%	09/15/49	260	$254,854
3.500%	08/15/46	535	544,779
3.750%	08/15/47	405	431,920
4.250%	09/15/48	260	295,013
Calpine Corp.,
Sr. Sec’d. Notes, 144A
4.500%	02/15/28	2,280	2,304,975
5.250%	06/01/26	625	651,336
Sr. Unsec’d. Notes
5.500%	02/01/24	204	206,756
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage
3.550%	08/01/42	350	365,622
General Ref. Mortgage, Series AC
4.250%	02/01/49	30	35,092
China Huaneng Group Hong Kong Treasury Management Holding Ltd. (China),
Gtd. Notes
3.000%	12/10/29	355	355,957
Cometa Energia SA de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	04/24/35	5,969	6,504,665
Commonwealth Edison Co.,
First Mortgage
2.950%	08/15/27	200	206,942
Consumers Energy Co.,
First Mortgage
3.100%	08/15/50	330	326,611
3.375%	08/15/23	11	11,494
3.750%	02/15/50	604	663,002
3.800%	11/15/28	72	79,324
3.950%	07/15/47	84	94,603
4.050%	05/15/48	220	252,778
4.350%	04/15/49	33	39,790
Dayton Power & Light Co. (The),
First Mortgage, 144A
3.950%	06/15/49	668	682,023
DTE Electric Co.,
General Ref. Mortgage, Series A
4.050%	05/15/48	950	1,099,085
Duke Energy Carolinas LLC,
First Mortgage
2.450%	08/15/29	785	780,371
3.050%	03/15/23	175	180,451
3.200%	08/15/49	165	163,929
3.700%	12/01/47	405	435,570
3.750%	06/01/45	75	80,544
3.950%	11/15/28	357	396,378
3.950%	03/15/48	42	46,870
4.250%	12/15/41	23	26,230
First Ref. Mortgage
2.950%	12/01/26	160	165,992
4.000%	09/30/42	803	890,966

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Duke Energy Florida LLC,
First Mortgage
2.500%	12/01/29	1,693	$1,687,209
3.400%	10/01/46	366	370,173
3.800%	07/15/28	750	821,747
6.400%	06/15/38	533	767,268
Duke Energy Ohio, Inc.,
First Mortgage
3.650%	02/01/29	1,620	1,763,352
Duke Energy Progress LLC,
First Mortgage
3.000%	09/15/21	300	305,354
3.250%	08/15/25	655	691,247
3.450%	03/15/29	300	322,372
3.700%	09/01/28	1,650	1,800,447
4.100%	05/15/42	115	129,180
4.100%	03/15/43	305	340,932
4.150%	12/01/44	192	216,212
4.200%	08/15/45	120	136,313
Edison International,
Sr. Unsec’d. Notes
2.400%	09/15/22	149	148,230
3.125%	11/15/22	3	3,039
3.550%	11/15/24	179	183,166
Empresas Publicas de Medellin ESP (Colombia),
Sr. Unsec’d. Notes, 144A
4.250%	07/18/29	221	230,268
Enel Americas SA (Chile),
Sr. Unsec’d. Notes
4.000%	10/25/26	835	864,390
Enel Generacion Chile SA (Chile),
Sr. Unsec’d. Notes
4.250%	04/15/24	1,395	1,470,586
Entergy Arkansas LLC,
First Mortgage
4.200%	04/01/49	26	30,106
Entergy Corp.,
Sr. Unsec’d. Notes
2.950%	09/01/26	10	10,155
Entergy Louisiana LLC,
Collateral Trust
4.200%	09/01/48	820	947,495
4.200%	04/01/50	5	5,771
First Mortgage
5.400%	11/01/24	250	286,003
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A
7.125%	02/11/25	397	407,210
Sr. Unsec’d. Notes, 144A, MTN
6.750%	08/06/23	397	405,164
Exelon Corp.,
Sr. Unsec’d. Notes
4.450%	04/15/46	225	252,459
4.950%	06/15/35	62	71,227
5.100%	06/15/45	40	47,761

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25		2,130	$2,295,559
4.550%	04/01/49	(a)	640	733,395
Florida Power & Light Co.,
First Mortgage
3.150%	10/01/49		4,450	4,464,956
3.800%	12/15/42		150	164,430
3.950%	03/01/48		798	907,412
4.050%	06/01/42		60	68,078
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.400%
2.308%(c)	05/06/22		4,260	4,259,593
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA (Argentina),
Gtd. Notes, 144A
9.625%	07/27/23		461	287,834
Inkia Energy Ltd. (Peru),
Sr. Unsec’d. Notes, 144A
5.875%	11/09/27	(a)	400	417,597
ITC Holdings Corp.,
Sr. Unsec’d. Notes
2.700%	11/15/22		766	775,281
LLPL Capital Pte Ltd. (Indonesia),
Sr. Sec’d. Notes
6.875%	02/04/39		198	230,094
MidAmerican Energy Co.,
First Mortgage
3.100%	05/01/27		40	41,704
3.150%	04/15/50		500	493,337
3.650%	04/15/29		300	327,796
4.250%	07/15/49		418	500,217
Mid-Atlantic Interstate Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.100%	05/15/28		2	2,174
Mong Duong Finance Holdings BV (Vietnam),
Sr. Sec’d. Notes
5.125%	05/07/29		250	256,342
National Rural Utilities Cooperative Finance Corp.,
Sub. Notes
4.750%(ff)	04/30/43	(a)	3,730	3,861,328
Northern States Power Co.,
First Mortgage
2.900%	03/01/50		495	471,425
3.400%	08/15/42		35	36,221
3.600%	09/15/47		335	357,767
4.000%	08/15/45		350	393,743
NRG Energy, Inc.,
Gtd. Notes
7.250%	05/15/26		672	734,162
Sr. Sec’d. Notes, 144A
3.750%	06/15/24		88	90,954
4.450%	06/15/29		75	78,753
NSTAR Electric Co.,
Sr. Unsec’d. Notes
3.200%	05/15/27		304	318,188
3.250%	05/15/29		130	136,896

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Ohio Power Co.,
Sr. Unsec’d. Notes
4.000%	06/01/49		418	$471,075
Sr. Unsec’d. Notes, Series G
6.600%	02/15/33		585	798,246
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
3.100%	09/15/49		310	305,317
3.700%	11/15/28		830	904,832
3.800%	09/30/47		354	388,548
3.800%	06/01/49		86	93,749
4.100%	11/15/48		7	8,047
4.550%	12/01/41		231	274,275
5.750%	03/15/29		60	75,207
Orazul Energy Egenor SCA (Peru),
Gtd. Notes, 144A
5.625%	04/28/27		318	326,064
PacifiCorp,
First Mortgage
2.950%	06/01/23		10	10,264
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes
4.875%	07/17/49		300	323,999
PPL Electric Utilities Corp.,
First Mortgage
3.000%	10/01/49		1,265	1,198,472
Public Service Electric & Gas Co.,
First Mortgage, MTN
1.900%	03/15/21		125	125,158
3.000%	05/15/25		47	48,929
3.000%	05/15/27		70	72,444
3.200%	05/15/29		135	142,513
3.650%	09/01/28		1,010	1,098,597
Sec’d. Notes, MTN
2.375%	05/15/23		90	91,122
Southwestern Public Service Co.,
First Mortgage
3.750%	06/15/49		2	2,125
4.400%	11/15/48		12	14,015
Stoneway Capital Corp. (Argentina),
Sr. Sec’d. Notes
10.000%	03/01/27		341	216,813
Sr. Sec’d. Notes, 144A
10.000%	03/01/27		687	437,005
Talen Energy Supply LLC,
Gtd. Notes
6.500%	06/01/25		592	505,048
Gtd. Notes, 144A
10.500%	01/15/26		308	293,169
Sr. Sec’d. Notes, 144A
7.250%	05/15/27	(a)	622	654,890
Tampa Electric Co.,
Sr. Unsec’d. Notes
4.300%	06/15/48		145	167,301
4.450%	06/15/49		605	714,776

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25	2,080	$2,216,664
Transelec SA (Chile),
Sr. Unsec’d. Notes, 144A
4.250%	01/14/25	1,620	1,707,430
4.625%	07/26/23	360	380,735
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
3.300%	12/01/49	486	493,040
4.000%	01/15/43	337	368,971
Sr. Unsec’d. Notes, Series A
2.875%	07/15/29	665	677,472
3.500%	03/15/27	890	949,430
Sr. Unsec’d. Notes, Series C
2.750%	03/15/23	940	960,566
4.000%	11/15/46	326	359,854
Vistra Energy Corp.,
Gtd. Notes
5.875%	06/01/23	53	54,209
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	405	423,863
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	1,922	1,954,243
4.300%	07/15/29	1,408	1,430,556

			90,221,800

Electrical Components & Equipment — 0.1%
Molex Electronic Technologies LLC,
Sr. Unsec’d. Notes, 144A
2.878%	04/15/20	2,460	2,462,444
3.900%	04/15/25	1,415	1,462,440

			3,924,884

Electronics — 0.0%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
2.750%	09/15/29	335	332,931
3.050%	09/22/26	136	138,856
3.875%	07/15/23	129	135,240
Amphenol Corp.,
Sr. Unsec’d. Notes
3.200%	04/01/24	90	93,443
Honeywell International, Inc.,
Sr. Unsec’d. Notes
2.700%	08/15/29	680	696,467
Tyco Electronics Group SA (Switzerland),
Gtd. Notes
3.450%	08/01/24	175	183,049

			1,579,986

Energy-Alternate Sources — 0.0%
MSU Energy SA/UGEN SA/UENSA SA (Argentina),
Sr. Sec’d. Notes
6.875%	02/01/25	213	129,932

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Energy-Alternate Sources (continued)
ReNew Power Synthetic (India),
Sr. Sec’d. Notes
6.670%	03/12/24		300	$310,776

				440,708

Engineering & Construction — 0.1%
Aeropuertos Dominicanos Siglo XXI SA (Dominican Republic),
Sr. Sec’d. Notes, 144A
6.750%	03/30/29		200	223,475
IHS Netherlands Holdco BV (Nigeria),
Gtd. Notes, 144A
7.125%	03/18/25		230	240,063
8.000%	09/18/27		325	344,514
Leader Goal International Ltd. (China),
Gtd. Notes, EMTN
4.250%(ff)	—	(rr)	200	204,128
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	07/31/47		2,693	2,781,634
Weekley Homes LLC/Weekley Finance Corp.,
Sr. Unsec’d. Notes
6.000%	02/01/23		400	400,654
Zhengzhou Real Estate Group Co. Ltd. (China),
Sr. Unsec’d. Notes
3.950%	10/09/22		200	200,540

				4,395,008

Entertainment — 0.1%
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A
5.250%	10/15/25	(a)	675	699,148
Cedar Fair LP,
Gtd. Notes, 144A
5.250%	07/15/29		212	228,452
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.375%	04/15/27		207	222,615
Churchill Downs, Inc.,
Gtd. Notes, 144A
4.750%	01/15/28		204	211,052
5.500%	04/01/27		248	262,892
Eldorado Resorts, Inc.,
Gtd. Notes
6.000%	09/15/26		223	246,292
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.250%	02/15/22		667	704,576
Scientific Games International, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	10/15/25	(a)	435	455,803
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.500%	04/15/27		204	217,749
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		745	800,806

				4,049,385

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Environmental Control — 0.1%
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.900%	07/01/26		506	$517,503
3.550%	06/01/22		300	309,707
3.950%	05/15/28	(a)	1,160	1,277,213
4.750%	05/15/23		1,018	1,098,967
Waste Management, Inc.,
Gtd. Notes
3.125%	03/01/25		170	177,681
3.900%	03/01/35		281	309,406
4.000%	07/15/39		981	1,092,009
4.150%	07/15/49		20	22,778
Waste Pro USA, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	02/15/26		203	211,689

				5,016,953

Foods — 0.2%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25		505	523,954
Gtd. Notes, 144A
5.875%	02/15/28	(a)	316	336,129
7.500%	03/15/26		262	294,480
BRF GmbH (Brazil),
Gtd. Notes, 144A
4.350%	09/29/26		374	385,478
Campbell Soup Co.,
Sr. Unsec’d. Notes
8.875%	05/01/21		390	419,226
Grupo Bimbo SAB de CV (Mexico),
Gtd. Notes, 144A
4.000%	09/06/49		369	345,590
Grupo KUO SAB De CV (Mexico),
Sr. Unsec’d. Notes, 144A
5.750%	07/07/27		603	630,633
Marfrig Holdings Europe BV (Brazil),
Gtd. Notes, 144A
8.000%	06/08/23		326	339,631
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.875%	09/30/27		357	385,984
Post Holdings, Inc.,
Gtd. Notes, 144A
5.000%	08/15/26	(a)	603	639,024
5.500%	12/15/29		313	334,155
5.625%	01/15/28	(a)	396	427,447
5.750%	03/01/27		541	582,137
Simmons Foods, Inc.,
Sec’d. Notes, 144A
5.750%	11/01/24		209	210,373
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
3.550%	06/02/27		768	814,521
3.950%	08/15/24		63	67,336
4.000%	03/01/26		19	20,587
4.550%	06/02/47		204	233,204

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (continued)
Tyson Foods, Inc., (continued)
5.100%	09/28/48	43	$53,923

			7,043,812

Forest Products & Paper — 0.1%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes, 144A
4.200%	01/29/30	254	254,937
4.250%	04/30/29	210	212,796
5.150%	01/29/50	300	296,718
Georgia-Pacific LLC,
Gtd. Notes, 144A
5.400%	11/01/20	585	600,556
Sr. Unsec’d. Notes
7.375%	12/01/25	489	617,453
7.750%	11/15/29	220	313,209
8.875%	05/15/31	65	101,234
Sr. Unsec’d. Notes, 144A
3.600%	03/01/25	155	163,521
3.734%	07/15/23	726	758,830
International Paper Co.,
Sr. Unsec’d. Notes
4.800%	06/15/44	246	269,764
6.000%	11/15/41	435	541,580

			4,130,598

Gas — 0.0%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
3.375%	09/15/49	350	354,256
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29	545	556,210
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.800%	11/01/43	178	201,939
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.640%	11/01/46	92	90,986

			1,203,391

Healthcare-Products — 0.2%
Abbott Laboratories,
Sr. Unsec’d. Notes
3.750%	11/30/26	2,712	2,962,720
Baxter International, Inc.,
Sr. Unsec’d. Notes
1.700%	08/15/21	90	89,798
DH Europe Finance II Sarl,
Gtd. Notes
1.800%	09/18/49	EUR 500	542,610
Medtronic Global Holdings SCA,
Gtd. Notes
1.750%	07/02/49	EUR 500	549,630
Medtronic, Inc.,
Gtd. Notes
3.150%	03/15/22	80	82,263

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Products (continued)
Medtronic, Inc., (continued)
3.500%	03/15/25		189	$202,380
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.600%	10/01/29		1,025	1,014,473
2.950%	09/19/26		1,865	1,918,554
Sr. Unsec’d. Notes, EMTN
1.875%	10/01/49		EUR 735	764,622

				8,127,050

Healthcare-Services — 0.8%
Aetna, Inc.,
Sr. Unsec’d. Notes
4.125%	11/15/42		2	2,040
4.500%	05/15/42		361	386,165
4.750%	03/15/44		73	80,846
Anthem, Inc.,
Sr. Unsec’d. Notes
2.375%	01/15/25		189	189,032
2.875%	09/15/29		40	39,858
3.500%	08/15/24		144	150,834
3.650%	12/01/27		39	41,226
4.101%	03/01/28		271	294,347
Baylor Scott & White Holdings,
Unsec’d. Notes
4.185%	11/15/45		347	387,505
Centene Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	12/15/27		800	823,735
5.375%	06/01/26		820	871,407
CHRISTUS Health,
Sr. Sec’d. Notes, Series C
4.341%	07/01/28		1,577	1,737,171
CommonSpirit Health,
Sec’d. Notes
4.350%	11/01/42		280	286,312
Sr. Sec’d. Notes
3.347%	10/01/29		386	389,135
4.187%	10/01/49		400	401,701
Encompass Health Corp.,
Gtd. Notes
4.500%	02/01/28		199	206,327
4.750%	02/01/30		200	207,903
HCA, Inc.,
Sr. Sec’d. Notes
4.125%	06/15/29	(a)	1,142	1,211,930
4.500%	02/15/27		135	145,678
4.750%	05/01/23		1,072	1,147,933
5.000%	03/15/24		65	71,054
5.250%	04/15/25		2,175	2,435,977
Montefiore Obligated Group,
Unsec’d. Notes, Series 18-C
5.246%	11/01/48		465	521,627
Ochsner Clinic Foundation,
Sec’d. Notes
5.897%	05/15/45		210	279,954

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes
4.787%	11/15/48		82	$101,441
RWJ Barnabas Health, Inc.,
Unsec’d. Notes
3.477%	07/01/49		207	203,039
Select Medical Corp.,
Gtd. Notes, 144A
6.250%	08/15/26		231	250,009
Spectrum Health System Obligated Group,
Sr. Unsec’d. Notes
3.487%	07/15/49		367	366,540
SSM Health Care Corp.,
Sr. Unsec’d. Notes
3.688%	06/01/23		593	616,432
Sutter Health,
Unsec’d. Notes
3.695%	08/15/28		525	559,787
Tenet Healthcare Corp.,
Sec’d. Notes
5.125%	05/01/25		560	576,431
Sec’d. Notes, 144A
6.250%	02/01/27	(a)	625	674,464
Sr. Sec’d. Notes, 144A
4.625%	09/01/24	(a)	1,191	1,242,510
4.875%	01/01/26	(a)	1,373	1,438,342
Toledo Hospital (The),
Sr. Sec’d. Notes
5.750%	11/15/38		186	213,856
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.375%	08/15/24		101	102,234
2.875%	08/15/29		53	54,479
2.950%	10/15/27		10	10,354
3.100%	03/15/26		243	253,949
3.500%	02/15/24		30	31,648
3.500%	08/15/39		829	870,871
3.700%	12/15/25		465	502,170
3.750%	07/15/25		2,968	3,204,210
3.750%	10/15/47		318	340,008
3.850%	06/15/28		563	619,063
4.625%	11/15/41		264	313,872
4.750%	07/15/45		140	171,831
5.800%	03/15/36		179	237,235
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
4.750%	08/01/22		4,245	4,295,453

				29,559,925

Holding Companies-Diversified — 0.1%
CK Hutchison International 16 Ltd. (United Kingdom),
Gtd. Notes, 144A
2.750%	10/03/26		2,365	2,342,360

Home Builders — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
6.750%	08/01/25	(a)	176	179,611

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders (continued)
Ashton Woods USA LLC/Ashton Woods Finance Co., (continued)
9.875%	04/01/27		586	$660,898
Beazer Homes USA, Inc.,
Sr. Unsec’d. Notes, 144A
7.250%	10/15/29		793	847,518
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.
(Canada),
Gtd. Notes, 144A
6.125%	07/01/22		282	286,473
6.250%	09/15/27	(a)	749	794,297
Century Communities, Inc.,
Gtd. Notes, 144A
6.750%	06/01/27		1,130	1,211,044
Forestar Group, Inc.,
Gtd. Notes, 144A
8.000%	04/15/24		1,549	1,686,287
KB Home,
Gtd. Notes
7.625%	05/15/23		303	341,084
Lennar Corp.,
Gtd. Notes
2.950%	11/29/20		3	3,010
4.750%	04/01/21		77	78,916
5.250%	06/01/26		10	10,966
5.875%	11/15/24		692	775,125
8.375%	01/15/21		61	64,655
LGI Homes, Inc.,
Gtd. Notes, 144A
6.875%	07/15/26		176	184,183
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
5.250%	12/15/27		354	369,573
6.500%	10/01/25		454	484,142
PulteGroup, Inc.,
Gtd. Notes
4.250%	03/01/21		28	28,539
5.000%	01/15/27		34	37,059
6.000%	02/15/35		9	10,058
Shea Homes LP/Shea Homes Funding Corp.,
Gtd. Notes, 144A
5.875%	04/01/23		10	10,190
Toll Brothers Finance Corp.,
Gtd. Notes
3.800%	11/01/29	(a)	1,021	1,018,322
4.375%	04/15/23	(a)	843	883,606
TRI Pointe Group, Inc.,
Gtd. Notes
5.250%	06/01/27		392	410,589
William Lyon Homes, Inc.,
Gtd. Notes
6.000%	09/01/23		610	637,450

				11,013,595

Home Furnishings — 0.1%
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26	(a)	249	262,563

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Furnishings (continued)
Whirlpool Corp.,
Sr. Unsec’d. Notes
4.750%	02/26/29	(a)	2,140	$2,386,643

				2,649,206

Household Products/Wares — 0.0%
Clorox Co. (The),
Sr. Unsec’d. Notes
3.100%	10/01/27		105	108,768
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25		357	373,592

				482,360

Insurance — 0.4%
Ambac Assurance Corp.,
Sub. Notes, 144A
5.100%	06/07/20		41	61,381
Ambac LSNI LLC (Cayman Islands),
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 5.000% (Cap N/A, Floor 6.000%)
6.945%(c)	02/12/23	(a)	319	323,672
Aon Corp.,
Gtd. Notes
3.750%	05/02/29		1,151	1,232,163
4.500%	12/15/28		1,630	1,836,311
Aon PLC,
Gtd. Notes
3.875%	12/15/25		59	63,452
4.750%	05/15/45	(a)	234	275,372
Ardonagh Midco 3 PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.625%	07/15/23	(a)	3,465	3,442,240
AXA Equitable Holdings, Inc.,
Sr. Unsec’d. Notes
3.900%	04/20/23		270	283,185
5.000%	04/20/48		100	107,376
China Reinsurance Finance Corp. Ltd. (China),
Sr. Unsec’d. Notes
3.375%	03/09/22		200	200,393
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
4.300%	04/15/43		175	194,888
Heungkuk Life Insurance Co. Ltd. (South Korea),
Sub. Notes
4.475%(ff)	—	(rr)	200	196,959
KDB Life Insurance Co. Ltd. (South Korea),
Sub. Notes
7.500%(ff)	—	(rr)	200	200,092
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.500%	06/03/24		1,855	1,945,757
4.050%	10/15/23		425	451,250
4.200%	03/01/48		196	221,528
4.375%	03/15/29		817	931,107

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
3.625%	09/30/59		1,946	$1,950,041
Principal Financial Group, Inc.,
Gtd. Notes
3.700%	05/15/29	(a)	415	451,339
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes, MTN
6.250%	06/15/37		10	13,921
Travelers Property Casualty Corp.,
Gtd. Notes
6.375%	03/15/33		18	24,937
Trinity Acquisition PLC,
Gtd. Notes
4.400%	03/15/26		241	261,110
Willis North America, Inc.,
Gtd. Notes
3.600%	05/15/24		225	235,304
3.875%	09/15/49		55	54,999

				14,958,777

Internet — 0.6%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
3.600%	11/28/24	(a)	875	919,423
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.875%	08/22/37		935	1,058,093
4.250%	08/22/57		5,640	6,855,222
4.800%	12/05/34		20	25,160
Baidu, Inc. (China),
Sr. Unsec’d. Notes
4.375%	05/14/24		565	601,758
Expedia Group, Inc.,
Gtd. Notes
3.800%	02/15/28		394	401,730
Gtd. Notes, 144A
3.250%	02/15/30		1,350	1,301,035
Prosus NV (China),
Gtd. Notes, 144A
4.850%	07/06/27		3,690	4,019,190
6.000%	07/18/20		7,359	7,479,031
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.975%	04/11/29		200	215,539
VeriSign, Inc.,
Sr. Unsec’d. Notes
4.625%	05/01/23	(a)	851	864,478
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.375%	05/15/25		369	381,323
Gtd. Notes, 144A
5.750%	01/15/27	(a)	664	677,510

				24,799,492

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Investment Companies — 0.1%
CCTI 2017 Ltd. (China),
Gtd. Notes
3.625%	08/08/22		300	$299,059
Coastal Emerald Ltd. (China),
Gtd. Notes
4.300%(ff)	—	(rr)	300	300,699
Huarong Finance 2019 Co. Ltd. (China),
Gtd. Notes, EMTN
3.250%	11/13/24		300	300,805
3.875%	11/13/29		200	201,586
4.500%	05/29/29		200	211,269
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes, 144A
5.250%	05/15/27		1,300	1,331,844
MDGH – GMTN BV (United Arab Emirates),
Gtd. Notes, 144A, MTN
2.500%	11/07/24		779	781,618
2.875%	11/07/29		261	263,135
Gtd. Notes, EMTN
3.700%	11/07/49		275	285,619
Rongshi International Finance Ltd. (China),
Gtd. Notes, EMTN
3.750%	05/21/29		300	316,983

				4,292,617

Iron/Steel — 0.1%
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
3.600%	07/16/24		112	114,902
4.550%	03/11/26		347	369,318
6.125%	06/01/25		39	44,848
Novolipetsk Steel Via Steel Funding DAC (Russia),
Sr. Unsec’d. Notes, 144A
4.700%	05/30/26		343	373,967
Nucor Corp.,
Sr. Unsec’d. Notes
5.200%	08/01/43		210	262,404
Steel Dynamics, Inc.,
Gtd. Notes
5.125%	10/01/21		625	625,072
5.250%	04/15/23		50	50,926
Sr. Unsec’d. Notes
2.800%	12/15/24		233	234,752
3.450%	04/15/30		415	419,049

				2,495,238

Leisure Time — 0.0%
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	11/15/23		50	51,368
Silversea Cruise Finance Ltd.,
Sr. Sec’d. Notes, 144A
7.250%	02/01/25		466	492,864
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27		343	366,681

				910,913

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging — 0.1%
Arrow Bidco LLC,
Sr. Sec’d. Notes, 144A
9.500%	03/15/24		370	$355,160
Boyd Gaming Corp.,
Gtd. Notes
6.000%	08/15/26		253	271,437
6.375%	04/01/26		270	290,936
Station Casinos LLC,
Gtd. Notes, 144A
5.000%	10/01/25	(a)	217	221,152
Studio City Finance Ltd. (Macau),
Gtd. Notes
7.250%	02/11/24		200	212,274
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.250%	05/15/27	(a)	373	396,318
5.500%	03/01/25	(a)	747	802,742

				2,550,019

Machinery-Construction & Mining — 0.0%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
2.150%	11/08/24		1,465	1,469,658
Terex Corp.,
Gtd. Notes, 144A
5.625%	02/01/25	(a)	237	245,009

				1,714,667

Machinery-Diversified — 0.1%
CNH Industrial Capital LLC,
Gtd. Notes
4.375%	04/05/22	(a)	2,195	2,291,359
CNH Industrial NV (United Kingdom),
Sr. Unsec’d. Notes
4.500%	08/15/23		19	20,270
Sr. Unsec’d. Notes, MTN
3.850%	11/15/27		130	135,388
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.600%	03/07/24		1,045	1,067,945

				3,514,962

Media — 1.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
5.750%	01/15/24		3	3,060
Sr. Unsec’d. Notes, 144A
4.750%	03/01/30		589	600,719
5.000%	02/01/28		823	862,841
5.125%	05/01/27	(a)	1,066	1,128,057
5.375%	06/01/29		510	547,054
5.500%	05/01/26		493	518,293
5.750%	02/15/26	(a)	831	876,379
5.875%	05/01/27		265	281,392

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes, 3 Month LIBOR + 1.650%
3.559%(c)	02/01/24		33	$33,980
Sr. Sec’d. Notes
4.200%	03/15/28		43	45,844
4.500%	02/01/24		902	970,191
4.800%	03/01/50		714	753,486
4.908%	07/23/25		1,170	1,289,201
5.125%	07/01/49		172	186,969
5.750%	04/01/48		490	572,479
6.384%	10/23/35		1,762	2,224,018
6.484%	10/23/45		1,057	1,319,442
Clear Channel Worldwide Holdings, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	08/15/27	(a)	566	589,141
Comcast Corp.,
Gtd. Notes
2.350%	01/15/27		20	19,974
2.650%	02/01/30		2,355	2,363,728
3.000%	02/01/24		67	69,433
3.150%	03/01/26		1,229	1,287,690
3.150%	02/15/28		268	280,862
3.200%	07/15/36		2,655	2,710,823
3.400%	07/15/46		741	751,131
3.700%	04/15/24		171	182,216
3.950%	10/15/25		33	36,006
3.969%	11/01/47		142	156,406
4.200%	08/15/34		121	139,108
4.250%	01/15/33		192	222,067
4.600%	10/15/38		1,027	1,223,009
4.600%	08/15/45		11	13,178
4.650%	07/15/42		103	123,740
6.500%	11/15/35		435	613,446
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24		2,300	2,364,060
3.350%	09/15/26		148	152,741
CSC Holdings LLC,
Sr. Unsec’d. Notes, 144A
5.750%	01/15/30		813	867,561
7.500%	04/01/28	(a)	401	452,443
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27	(a)	740	719,907
Discovery Communications LLC,
Gtd. Notes
4.950%	05/15/42		95	105,091
5.000%	09/20/37		582	658,040
5.200%	09/20/47		565	657,197
Fox Corp.,
Sr. Unsec’d. Notes, 144A
4.030%	01/25/24		285	303,579
Gray Television, Inc.,
Gtd. Notes, 144A
5.875%	07/15/26	(a)	290	308,563
7.000%	05/15/27	(a)	328	365,413

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Meredith Corp.,
Gtd. Notes
6.875%	02/01/26	(a)	519	$539,698
NBCUniversal Enterprise, Inc.,
Jr. Sub. Notes, 144A
5.250%	—	(rr)	2,642	2,721,752
NBCUniversal Media LLC,
Gtd. Notes
5.950%	04/01/41		610	839,128
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A
5.625%	07/15/27		467	492,673
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.625%	07/15/24		279	292,462
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.875%	02/15/26		194	252,031
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.125%	02/15/21		869	882,968
4.500%	09/15/42		83	84,974
5.000%	02/01/20		610	611,156
5.500%	09/01/41		984	1,097,979
5.875%	11/15/40		415	482,426
6.550%	05/01/37		880	1,088,384
6.750%	06/15/39		2,020	2,563,134
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
4.375%	03/15/43		470	496,852
6.875%	04/30/36		541	723,352
Walt Disney Co. (The),
Gtd. Notes
4.750%	09/15/44		185	234,015
5.400%	10/01/43		95	129,435
6.400%	12/15/35		624	891,064
6.650%	11/15/37		113	167,259
Ziggo BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	01/15/27	(a)	720	766,022

				45,306,722

Metal Fabricate/Hardware — 0.0%
Zekelman Industries, Inc.,
Sr. Sec’d. Notes, 144A
9.875%	06/15/23		27	28,420

Mining — 0.3%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
3.625%	09/11/24		705	731,956
4.875%	05/14/25	(a)	885	971,912
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42		381	456,916
Chinalco Capital Holdings Ltd. (China),
Gtd. Notes
4.250%	04/21/22		300	304,724

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (continued)
Freeport-McMoRan, Inc.,
Gtd. Notes
3.550%	03/01/22		5,565	$5,650,338
Indonesia Asahan Aluminium Persero PT (Indonesia),
Sr. Unsec’d. Notes
5.710%	11/15/23		300	331,422
Industrias Penoles SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.150%	09/12/29		351	363,832
Minera Mexico SA de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.500%	01/26/50	(a)	592	600,592
Newmont Goldcorp Corp.,
Gtd. Notes
4.875%	03/15/42		5	5,838
Sr. Unsec’d. Notes
2.800%	10/01/29		700	693,636
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.000%	08/15/40		5	5,565
6.125%	10/01/35		258	302,588
6.250%	07/15/41		25	28,649
Vedanta Resources Finance II PLC (India),
Gtd. Notes
8.000%	04/23/23		200	199,226

				10,647,194

Miscellaneous Manufacturing — 0.2%
3M Co.,
Sr. Unsec’d. Notes
2.375%	08/26/29		520	510,389
2.875%	10/15/27		125	130,342
Sr. Unsec’d. Notes, MTN
3.000%	08/07/25		580	608,899
3.250%	02/14/24		340	355,599
3.375%	03/01/29	(a)	320	340,088
General Electric Co.,
Sr. Unsec’d. Notes
4.125%	10/09/42		136	140,798
Sr. Unsec’d. Notes, GMTN
6.150%	08/07/37		20	24,740
6.875%	01/10/39		192	255,146
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38		909	1,097,624
Sub. Notes, MTN
5.300%	02/11/21		625	646,020
Koppers, Inc.,
Gtd. Notes, 144A
6.000%	02/15/25	(a)	915	958,680
Parker-Hannifin Corp.,
Sr. Unsec’d. Notes
2.700%	06/14/24		600	612,067
3.250%	06/14/29		370	385,543
Pearl Holding III Ltd. (Cayman Islands),
Sr. Sec’d. Notes
9.500%	12/11/22		200	111,284

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
Textron, Inc.,
Sr. Unsec’d. Notes
3.650%	03/15/27		465	$484,777
3.900%	09/17/29		955	1,021,074

				7,683,070

Oil & Gas — 2.3%
BP Capital Markets America, Inc.,
Gtd. Notes
2.750%	05/10/23		470	480,587
3.119%	05/04/26		770	802,720
3.410%	02/11/26		99	105,372
3.790%	02/06/24		330	350,929
3.796%	09/21/25		227	245,492
3.937%	09/21/28		67	73,996
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
2.315%	02/13/20		2,755	2,756,208
3.279%	09/19/27	(a)	260	273,510
3.814%	02/10/24		235	250,774
Bruin E&P Partners LLC,
Sr. Unsec’d. Notes, 144A
8.875%	08/01/23		483	314,454
Centennial Resource Production LLC,
Gtd. Notes, 144A
5.375%	01/15/26		52	51,162
6.875%	04/01/27	(a)	248	257,890
Chesapeake Energy Corp.,
Gtd. Notes
4.875%	04/15/22		389	308,313
5.375%	06/15/21		113	102,897
5.750%	03/15/23		350	236,806
6.125%	02/15/21		1,572	1,466,264
6.625%	08/15/20		225	219,622
Sec’d. Notes, 144A
11.500%	01/01/25		2,414	2,282,500
Chevron Corp.,
Sr. Unsec’d. Notes
2.355%	12/05/22		20	20,270
2.498%	03/03/22		10	10,159
2.895%	03/03/24		1,060	1,097,622
3.191%	06/24/23		20	20,844
Cimarex Energy Co.,
Sr. Unsec’d. Notes
4.375%	06/01/24		2	2,111
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24	(a)	250	268,527
CNPC General Capital Ltd. (China),
Gtd. Notes, 144A
3.950%	04/19/22		2,445	2,530,225
CNX Resources Corp.,
Gtd. Notes
5.875%	04/15/22		225	225,017
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27		605	636,231

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
CVR Refining LLC/Coffeyville Finance, Inc.,
Gtd. Notes
6.500%	11/01/22		50	$50,809
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24		2,687	2,717,422
3.500%	12/01/29		1,600	1,629,722
5.375%	05/31/25	(a)	2,875	3,020,203
Dolphin Energy Ltd. LLC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
5.500%	12/15/21		4,320	4,574,497
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
7.375%	09/18/43		318	429,658
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/30/26		402	414,247
Energen Corp.,
Sr. Unsec’d. Notes
4.625%	09/01/21		72	73,895
EOG Resources, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/35		50	55,484
4.150%	01/15/26	(a)	152	167,249
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
1.902%	08/16/22		144	144,810
2.019%	08/16/24		130	130,397
2.222%	03/01/21		2	2,012
2.275%	08/16/26	(a)	951	954,899
2.709%	03/06/25		1,118	1,154,790
2.726%	03/01/23	(a)	250	255,840
2.995%	08/16/39		117	116,964
3.043%	03/01/26	(a)	210	220,148
3.567%	03/06/45		71	76,132
4.114%	03/01/46		19	22,211
Gran Tierra Energy, Inc. (Canada),
Gtd. Notes, 144A
7.750%	05/23/27		275	252,456
Great Western Petroleum LLC/Great Western Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.000%	09/30/21		1,114	994,690
Hess Corp.,
Sr. Unsec’d. Notes
5.600%	02/15/41		10	11,671
6.000%	01/15/40		436	514,818
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.750%	12/15/23		440	477,503
4.750%	09/15/44		80	87,839
5.125%	12/15/26		37	41,925
5.850%	12/15/45		225	256,192
Medco Straits Services Pte Ltd. (Indonesia),
Gtd. Notes
8.500%	08/17/22		200	212,478

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Nabors Industries, Inc.,
Gtd. Notes
5.100%	09/15/23		1,740	$1,564,900
Oasis Petroleum, Inc.,
Gtd. Notes
6.500%	11/01/21		267	265,194
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.600%	08/13/21		3,205	3,226,420
4.217%(s)	10/10/36		4,325	2,173,322
Odebrecht Drilling Norbe VIII/IX Ltd. (Brazil),
Sr. Sec’d. Notes, 144A
6.350%	12/01/21		135	133,939
Odebrecht Offshore Drilling Finance Ltd. (Brazil),
Sr. Sec’d. Notes, 144A
6.720%	12/01/22		59	58,059
Sr. Sec’d. Notes, 144A, Cash coupon 7.720% or PIK N/A
7.720%	12/01/26		8	1,856
Oil India Ltd. (India),
Sr. Unsec’d. Notes
5.125%	02/04/29		200	221,942
Pacific Drilling SA,
Sr. Sec’d. Notes, 144A
8.375%	10/01/23	(a)	247	225,991
Pan American Energy LLC (Argentina),
Gtd. Notes, 144A
7.875%	05/07/21	(a)	1,803	1,874,991
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.250%	08/15/25		79	81,288
6.250%	06/01/24		343	357,350
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.999%	01/27/28		209	238,525
6.850%	06/05/2115		532	609,390
7.250%	03/17/44		1,115	1,349,150
7.375%	01/17/27		521	635,520
8.750%	05/23/26		479	615,605
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.500%	01/23/26		204	202,913
5.350%	02/12/28	(a)	991	985,264
6.375%	02/04/21		866	898,477
6.500%	03/13/27		7,400	7,833,321
6.625%	06/15/35		472	481,558
Gtd. Notes, 3 Month LIBOR + 3.650%
5.538%(c)	03/11/22		166	173,284
Gtd. Notes, 144A
6.490%	01/23/27		964	1,028,056
7.690%	01/23/50		781	852,690
Gtd. Notes, MTN
6.875%	08/04/26		744	818,170
PTTEP Treasury Center Co. Ltd. (Thailand),
Gtd. Notes, 144A, MTN
3.903%	12/06/59		694	689,799

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Puma International Financing SA (Singapore),
Gtd. Notes, 144A
5.000%	01/24/26		236	$220,894
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23		155	154,231
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)	490	421,466
5.000%	03/15/23	(a)	2,145	1,976,528
Santos Finance Ltd. (Australia),
Gtd. Notes, EMTN
5.250%	03/13/29		200	216,292
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
4.375%	04/16/49		2,490	2,723,547
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	05/11/25		475	502,244
3.625%	08/21/42		258	273,799
4.000%	05/10/46		44	49,918
4.125%	05/11/35		1,070	1,245,340
4.375%	05/11/45		229	272,437
4.550%	08/12/43		106	128,043
6.375%	12/15/38		361	525,094
SM Energy Co.,
Sr. Unsec’d. Notes
5.000%	01/15/24	(a)	835	800,364
5.625%	06/01/25	(a)	600	569,022
6.125%	11/15/22	(a)	1,405	1,418,958
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.600%	12/01/24	(a)	378	401,024
6.500%	06/15/38		175	243,100
6.800%	05/15/38		260	370,213
Talos Production LLC/Talos Production Finance, Inc.,
Sec’d. Notes
11.000%	04/03/22		875	896,382
Thaioil Treasury Center Co. Ltd. (Thailand),
Gtd. Notes, 144A, MTN
4.875%	01/23/43		6,005	6,968,207
Total Capital Canada Ltd. (France),
Gtd. Notes
2.750%	07/15/23		30	30,774
Total Capital International SA (France),
Gtd. Notes
2.434%	01/10/25		780	789,541
2.750%	06/19/21		170	172,304
2.875%	02/17/22		90	91,909
3.700%	01/15/24		63	66,903
3.750%	04/10/24		290	310,553
Transocean Guardian Ltd.,
Sr. Sec’d. Notes, 144A
5.875%	01/15/24	(a)	1,786	1,824,849
Ultrapar International SA (Brazil),
Gtd. Notes, 144A
5.250%	10/06/26		2,156	2,317,499

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Valero Energy Corp.,
Sr. Unsec’d. Notes
3.400%	09/15/26	(a)	1,075	$1,125,891
3.650%	03/15/25		269	286,159
4.000%	04/01/29		9	9,701
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	07/28/25		59	55,506
8.500%	06/27/29		33	29,814

				89,536,943

Oil & Gas Services — 0.0%
Hilong Holding Ltd. (China),
Gtd. Notes
8.250%	09/26/22		200	200,988
Odebrecht Oil & Gas Finance Ltd. (Brazil),
Gtd. Notes, 144A
12.689%(s)	—	(rr)	37	296
Transocean Phoenix 2 Ltd.,
Sr. Sec’d. Notes, 144A
7.750%	10/15/24		1,363	1,444,195
Transocean Proteus Ltd.,
Sr. Sec’d. Notes, 144A
6.250%	12/01/24		134	138,832

				1,784,311

Packaging & Containers — 0.1%
Graphic Packaging International LLC,
Gtd. Notes
4.750%	04/15/21		17	17,396
Klabin Austria GmbH (Brazil),
Gtd. Notes, 144A
7.000%	04/03/49		2,320	2,532,595
Klabin Finance SA (Brazil),
Gtd. Notes, 144A
4.875%	09/19/27	(a)	649	674,784
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
5.000%	01/15/22		200	207,370
5.875%	08/15/23	(a)	292	312,267
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Gtd. Notes, 144A
7.000%	07/15/24		25	25,866

				3,770,278

Pharmaceuticals — 1.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	05/14/26		100	103,452
3.750%	11/14/23		17	17,889
4.300%	05/14/36		43	47,218
4.450%	05/14/46		8	8,610
4.500%	05/14/35		2,256	2,533,503
Sr. Unsec’d. Notes, 144A
2.950%	11/21/26		574	583,277
4.050%	11/21/39		594	622,530

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Allergan Funding SCS,
Gtd. Notes
3.800%	03/15/25	(a)	1,763	$1,851,247
4.550%	03/15/35		1,004	1,083,099
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		666	759,411
9.250%	04/01/26	(a)	572	657,347
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.875%	05/15/23		372	376,868
7.000%	01/15/28		276	305,187
7.250%	05/30/29		285	325,365
9.000%	12/15/25		580	659,397
Sr. Sec’d. Notes, 144A
6.500%	03/15/22		676	692,086
Sr. Unsec’d. Notes, 144A
5.000%	01/30/28		1,685	1,728,763
5.250%	01/30/30		1,690	1,750,593
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
2.250%	08/15/21		90	90,554
2.600%	05/16/22		364	369,864
2.750%	02/15/23		1,511	1,541,780
3.200%	06/15/26		2,669	2,802,478
3.250%	02/20/23		1,195	1,236,461
3.550%	08/15/22		700	727,867
3.625%	05/15/24		13	13,732
3.950%	10/15/20		150	152,378
4.125%	06/15/39		10	11,507
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28		1,016	1,127,195
4.800%	08/15/38		11	12,803
Gtd. Notes, 144A
3.050%	11/30/22		32	32,743
3.050%	10/15/27		257	260,101
3.250%	04/15/25	(a)	1,246	1,291,891
3.300%	02/25/21		395	400,002
3.900%	02/15/22		216	223,648
CVS Health Corp.,
Sr. Unsec’d. Notes
2.625%	08/15/24		2	2,022
3.700%	03/09/23		30	31,235
4.100%	03/25/25		1,161	1,247,661
4.300%	03/25/28		1,544	1,687,902
4.780%	03/25/38		933	1,058,812
4.875%	07/20/35		201	230,358
5.050%	03/25/48		3,740	4,426,634
5.125%	07/20/45		1,843	2,178,096
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes
3.375%	06/01/29		15	16,072
GlaxoSmithKline Capital, Inc. (United Kingdom),
Gtd. Notes
3.875%	05/15/28		1,459	1,608,945

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Johnson & Johnson,
Sr. Unsec’d. Notes
2.450%	03/01/26		10	$10,161
Merck & Co., Inc.,
Sr. Unsec’d. Notes
3.900%	03/07/39		20	22,811
Pfizer, Inc.,
Sr. Unsec’d. Notes
3.000%	06/15/23		65	67,548
3.200%	09/15/23		10	10,432
3.450%	03/15/29		14	15,055
4.100%	09/15/38		202	230,847
5.800%	08/12/23		94	105,904
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23		580	591,307
3.200%	09/23/26		1,645	1,693,862
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
4.400%	11/26/23		200	214,832
5.000%	11/26/28	(a)	1,685	1,962,439
Sr. Unsec’d. Notes, 144A
5.000%	11/26/28		375	436,745
Teva Pharmaceutical Finance IV LLC (Israel),
Gtd. Notes
2.250%	03/18/20	(a)	688	687,395
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes, 144A
7.125%	01/31/25	(a)	1,795	1,842,336
Wyeth LLC,
Gtd. Notes
5.950%	04/01/37	(a)	945	1,287,035
6.500%	02/01/34		110	154,225

				46,221,517

Pipelines — 1.6%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec’d. Notes
4.600%	11/02/47		200	231,258
Boardwalk Pipelines LP,
Gtd. Notes
4.800%	05/03/29		103	109,615
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
3.302%	01/15/35		900	910,286
3.402%	01/15/38		920	926,001
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27		1,703	1,885,901
5.875%	03/31/25		1,313	1,478,552
7.000%	06/30/24	(a)	852	983,655
Cheniere Energy Partners LP,
Sr. Sec’d. Notes
5.250%	10/01/25		25	26,027
Enbridge Energy Partners LP,
Gtd. Notes
7.375%	10/15/45		83	123,797

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Enbridge, Inc. (Canada),
Sub. Notes
5.500%(ff)	07/15/77		850	$875,734
Energy Transfer Operating LP,
Gtd. Notes
4.200%	04/15/27		80	83,716
4.750%	01/15/26		25	27,001
4.900%	02/01/24		10	10,712
4.900%	03/15/35		43	44,892
5.150%	03/15/45		2	2,098
5.300%	04/15/47		74	78,919
5.500%	06/01/27		248	278,777
5.800%	06/15/38		136	154,127
5.875%	01/15/24		463	512,279
6.000%	06/15/48		34	39,575
6.050%	06/01/41	(a)	5,700	6,417,794
6.125%	12/15/45		352	407,268
6.500%	02/01/42		2,297	2,723,982
Energy Transfer Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
5.000%	10/01/22		1,305	1,382,396
Enterprise Products Operating LLC,
Gtd. Notes
3.500%	02/01/22		10	10,303
3.750%	02/15/25		110	117,373
4.450%	02/15/43		764	837,337
4.850%	03/15/44		258	298,585
5.100%	02/15/45		497	594,219
Gtd. Notes, Series H
6.650%	10/15/34		355	481,342
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.300%	05/01/24	(a)	7,350	7,856,924
5.000%	03/01/43		282	307,903
5.400%	09/01/44		12	13,734
5.500%	03/01/44		113	130,666
5.800%	03/15/35		90	107,685
6.375%	03/01/41		46	56,956
6.500%	02/01/37	(a)	689	859,708
Gtd. Notes, MTN
6.950%	01/15/38		131	172,994
Kinder Morgan, Inc.,
Gtd. Notes
4.300%	03/01/28	(a)	942	1,026,607
Gtd. Notes, 144A
5.625%	11/15/23		335	370,960
MPLX LP,
Sr. Unsec’d. Notes
4.125%	03/01/27	(a)	2,405	2,520,460
Sr. Unsec’d. Notes, 144A
4.250%	12/01/27		153	160,981
5.250%	01/15/25		60	62,991
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.375%	08/15/22		1,024	1,062,797

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Northwest Pipeline LLC,
Sr. Unsec’d. Notes
4.000%	04/01/27		1,610	$1,713,165
NuStar Logistics LP,
Gtd. Notes
4.800%	09/01/20		750	759,934
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.650%	06/01/22		29	29,775
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
5.625%	04/15/20		1,842	1,856,118
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	04/15/23		1,096	1,192,751
5.625%	03/01/25		2,187	2,455,726
5.750%	05/15/24		2,010	2,241,363
5.875%	06/30/26	(a)	1,108	1,271,752
6.250%	03/15/22		1,030	1,106,456
Spectra Energy Partners LP,
Gtd. Notes
3.375%	10/15/26		12	12,409
4.500%	03/15/45		595	651,659
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.650%	02/15/22		172	179,592
5.300%	04/01/44		16	16,894
5.350%	05/15/45		312	333,152
5.400%	10/01/47		55	59,598
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.125%	02/01/25		27	28,027
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
3.500%	01/15/28		705	725,308
4.150%	01/15/48		355	374,114
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
3.750%	10/16/23		43	45,236
4.250%	05/15/28	(a)	455	505,096
4.625%	03/01/34		111	126,713
4.875%	01/15/26		1,613	1,808,723
5.850%	03/15/36		231	285,774
6.100%	06/01/40	(a)	705	933,073
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
4.000%	03/15/28		990	1,050,010
4.450%	08/01/42		300	315,760
7.850%	02/01/26		509	649,553
Transportadora de Gas Internacional SA ESP (Colombia),
Sr. Unsec’d. Notes, 144A
5.550%	11/01/28		2,680	3,067,803
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.000%	07/01/22		280	287,683
4.650%	07/01/26	(a)	418	428,436
5.300%	03/01/48		45	39,041

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.700%	01/15/23		106	$109,649
3.750%	06/15/27		472	492,220
3.900%	01/15/25		200	210,175
4.000%	09/15/25		253	268,168
5.750%	06/24/44	(a)	361	425,311
Sr. Unsec’d. Notes, Series A
7.500%	01/15/31		179	230,343

				63,051,447

Real Estate — 0.2%
Alam Synergy Pte Ltd. (Indonesia),
Gtd. Notes
6.625%	04/24/22		200	172,796
Central China Real Estate Ltd. (China),
Sr. Sec’d. Notes
6.500%	03/05/21		200	199,450
6.750%	11/08/21		200	199,396
CFLD Cayman Investment Ltd. (China),
Gtd. Notes
8.600%	04/08/24		200	206,187
Chengdu Xingcheng Investment Group Co. Ltd. (China),
Sr. Unsec’d. Notes
2.500%	03/20/21		EUR 200	222,428
China Aoyuan Group Ltd. (China),
Sr. Sec’d. Notes
7.950%	02/19/23		400	422,958
China Resources Land Ltd. (China),
Sub. Notes, EMTN
3.750%(ff)	—	(rr)	200	200,261
China SCE Group Holdings Ltd. (China),
Sr. Sec’d. Notes
7.375%	04/09/24		300	304,232
CIFI Holdings Group Co. Ltd. (China),
Gtd. Notes
5.500%	01/23/22		400	402,245
Country Garden Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
6.150%	09/17/25		200	209,743
Easy Tactic Ltd. (China),
Sr. Sec’d. Notes
8.125%	07/11/24		200	202,991
Esic Sukuk Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.939%	07/30/24		200	199,480
Fantasia Holdings Group Co. Ltd. (China),
Sr. Sec’d. Notes
7.950%	07/05/22		200	188,220
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A
7.875%	11/15/25	(a)	705	710,920
Franshion Brilliant Ltd. (China),
Gtd. Notes
4.250%	07/23/29		200	201,856

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate (continued)
Jingrui Holdings Ltd. (China),
Sr. Sec’d. Notes
9.450%	04/23/21	200	$186,650
Kaisa Group Holdings Ltd. (China),
Sr. Sec’d. Notes
11.950%	10/22/22	200	209,052
Logan Property Holdings Co. Ltd. (China),
Gtd. Notes
6.500%	07/16/23	200	206,359
New Metro Global Ltd. (China),
Gtd. Notes
6.500%	04/23/21	200	198,972
NWD MTN Ltd. (Hong Kong),
Gtd. Notes
4.125%	07/18/29	200	199,526
Powerlong Real Estate Holdings Ltd. (China),
Sr. Sec’d. Notes
7.125%	11/08/22	200	202,695
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A
9.375%	04/01/27	68	70,927
Ronshine China Holdings Ltd. (China),
Sr. Sec’d. Notes
8.950%	01/22/23	200	209,347
Scenery Journey Ltd. (China),
Gtd. Notes
11.000%	11/06/20	200	204,231
Seazen Group Ltd. (China),
Sr. Sec’d. Notes
7.500%	01/22/21	200	200,559
Sino-Ocean Land Treasure IV Ltd. (China),
Gtd. Notes
4.750%	08/05/29	200	198,914
Sunac China Holdings Ltd. (China),
Sr. Sec’d. Notes
7.250%	06/14/22	200	205,671
7.500%	02/01/24	200	205,723
Times China Holdings Ltd. (China),
Sr. Sec’d. Notes
5.750%	04/26/22	200	199,709
Vanke Real Estate Hong Kong Co. Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.150%	05/12/25	200	199,722
Wanda Group Overseas Ltd. (China),
Gtd. Notes
7.500%	07/24/22	200	192,550
Xinyuan Real Estate Co. Ltd. (China),
Sr. Sec’d. Notes
9.875%	03/19/20	200	189,514
Yanlord Land HK Co. Ltd. (Singapore),
Sr. Sec’d. Notes
6.800%	02/27/24	200	204,275
Yuzhou Properties Co. Ltd. (China),
Sr. Sec’d. Notes
8.500%	02/26/24	300	312,444

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate (continued)
Zhenro Properties Group Ltd. (China),
Gtd. Notes
8.700%	08/03/22		200	$203,217

				8,043,220

Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.,
Sr. Unsec’d. Notes
2.750%	01/15/27	(a)	267	267,008
3.000%	06/15/23		556	569,366
3.125%	01/15/27		112	114,405
3.300%	02/15/21	(a)	387	392,143
3.950%	03/15/29		261	280,875
4.000%	06/01/25		230	246,142
5.000%	02/15/24		232	255,475
Boston Properties LP,
Sr. Unsec’d. Notes
3.850%	02/01/23		299	313,423
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23		328	344,230
Crown Castle International Corp.,
Sr. Unsec’d. Notes
2.250%	09/01/21		30	30,092
3.100%	11/15/29	(a)	960	973,599
3.150%	07/15/23		3	3,083
3.200%	09/01/24		1,435	1,486,157
3.400%	02/15/21		12	12,170
3.700%	06/15/26		1,258	1,329,495
3.800%	02/15/28		7	7,461
4.300%	02/15/29		45	49,848
4.450%	02/15/26		55	60,231
4.875%	04/15/22		52	55,125
5.200%	02/15/49		410	505,393
5.250%	01/15/23		246	267,241
Equinix, Inc.,
Sr. Unsec’d. Notes
2.625%	11/18/24		1,078	1,083,609
ESH Hospitality, Inc.,
Gtd. Notes, 144A
5.250%	05/01/25		50	51,736
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.350%	09/01/24	(a)	361	369,130
4.375%	04/15/21		104	105,831
iStar, Inc.,
Sr. Unsec’d. Notes
4.250%	08/01/25		4,000	4,042,861
4.750%	10/01/24	(a)	310	322,905
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26		208	218,914
5.625%	05/01/24		627	685,346
Gtd. Notes, 144A
5.750%	02/01/27	(a)	333	372,130

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Prologis Euro Finance LLC,
Gtd. Notes
1.500%	09/10/49		EUR 500	$506,653
Realty Income Corp.,
Sr. Unsec’d. Notes
3.000%	01/15/27		107	110,347
3.875%	04/15/25		29	31,275
4.125%	10/15/26		442	484,066
4.650%	08/01/23		28	30,313
Ryman Hospitality Properties, Inc.,
Gtd. Notes, 144A
4.750%	10/15/27		282	291,795
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.250%	12/01/26		1,864	1,923,456

				18,193,329

Retail — 0.5%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
5.000%	10/15/25		1,125	1,169,585
Beacon Roofing Supply, Inc.,
Gtd. Notes, 144A
4.875%	11/01/25		497	499,231
Dollar General Corp.,
Sr. Unsec’d. Notes
3.875%	04/15/27		126	135,098
4.125%	05/01/28		36	39,561
El Puerto de Liverpool SAB de CV (Mexico),
Gtd. Notes, 144A
3.875%	10/06/26		5,790	5,918,601
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		490	506,961
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.800%	09/14/27		77	79,942
2.950%	06/15/29		631	656,299
3.750%	02/15/24		61	65,217
3.900%	12/06/28		60	67,205
5.875%	12/16/36		37	50,975
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.050%	05/03/47		190	204,818
4.375%	09/15/45		706	782,906
4.650%	04/15/42		20	22,892
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.625%	05/01/43		598	602,066
3.625%	09/01/49	(a)	1,413	1,442,356
3.700%	01/30/26	(a)	853	916,043
3.700%	02/15/42		93	94,939
4.450%	03/01/47		90	103,029
4.450%	09/01/48		230	264,279
4.700%	12/09/35		87	103,322
4.875%	12/09/45		254	306,761
6.300%	03/01/38		148	200,997

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (continued)
SACI Falabella (Chile),
Sr. Unsec’d. Notes, 144A
3.750%	04/30/23		2,270	$2,315,996
4.375%	01/27/25		1,225	1,280,405
Walmart, Inc.,
Sr. Unsec’d. Notes
2.950%	09/24/49		65	64,451
3.250%	07/08/29		1,154	1,239,915
3.550%	06/26/25		709	760,632
3.625%	12/15/47		66	72,936
3.700%	06/26/28		175	192,778
3.950%	06/28/38		372	431,287

				20,591,483

Savings & Loans — 0.1%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A, MTN
3.622%(ff)	04/26/23		2,800	2,876,005

Semiconductors — 0.6%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
3.500%	12/05/26		265	278,309
3.900%	12/15/25		127	136,528
Applied Materials, Inc.,
Sr. Unsec’d. Notes
4.350%	04/01/47	(a)	839	1,010,283
5.100%	10/01/35		58	72,821
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
2.375%	01/15/20		1,031	1,031,092
3.125%	01/15/25		231	234,138
3.875%	01/15/27		2,212	2,296,063
Broadcom, Inc.,
Gtd. Notes, 144A
4.250%	04/15/26		1,340	1,425,886
KLA Corp.,
Sr. Unsec’d. Notes
4.100%	03/15/29	(a)	815	891,029
5.000%	03/15/49		385	473,041
Lam Research Corp.,
Sr. Unsec’d. Notes
2.750%	03/15/20		771	771,571
3.750%	03/15/26		988	1,061,363
4.000%	03/15/29		45	49,555
4.875%	03/15/49	(a)	439	551,048
Microchip Technology, Inc.,
Sr. Sec’d. Notes
4.333%	06/01/23		1,690	1,784,945
NVIDIA Corp.,
Sr. Unsec’d. Notes
3.200%	09/16/26		1,950	2,045,556
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
3.875%	09/01/22		562	583,316
4.125%	06/01/21		1,630	1,670,887
4.625%	06/15/22		200	210,385
4.625%	06/01/23		1,115	1,190,960

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors (continued)
NXP BV/NXP Funding LLC (Netherlands), (continued)
5.550%	12/01/28		14	$16,382
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands),
Gtd. Notes, 144A
3.875%	06/18/26		182	192,704
4.300%	06/18/29	(a)	601	650,514
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
4.300%	05/20/47		343	392,146
4.650%	05/20/35		42	49,971
4.800%	05/20/45	(a)	269	328,642
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
2.250%	05/01/23	(a)	340	344,532
2.250%	09/04/29		1,840	1,815,282
2.900%	11/03/27		10	10,463
3.875%	03/15/39		130	147,444

				21,716,856

Software — 0.5%
Autodesk, Inc.,
Sr. Unsec’d. Notes
3.500%	06/15/27		1,815	1,900,516
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.000%	08/15/26	(a)	2,220	2,293,752
3.750%	05/21/29		41	44,778
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.750%	07/01/24		42	42,792
3.200%	07/01/26		2,698	2,797,696
3.500%	07/01/29		756	794,825
3.850%	06/01/25		270	288,470
4.200%	10/01/28		1,369	1,512,927
Microsoft Corp.,
Sr. Unsec’d. Notes
3.450%	08/08/36		1,936	2,121,330
3.500%	02/12/35		1,485	1,636,304
3.700%	08/08/46		709	799,256
4.100%	02/06/37		10	11,798
4.200%	11/03/35		396	469,707
4.450%	11/03/45		25	31,266
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	05/15/22		163	165,389
2.650%	07/15/26		1,210	1,237,586
3.400%	07/08/24		165	174,134
3.800%	11/15/37		83	90,622
3.850%	07/15/36		648	711,343
3.900%	05/15/35		813	908,371
4.000%	07/15/46		135	149,642
4.125%	05/15/45		171	192,693
5.375%	07/15/40		132	171,578

				18,546,775

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications — 1.8%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26		2,197	$2,361,890
8.125%	02/01/27		665	750,496
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	06/15/22		40	41,242
3.600%	07/15/25		482	509,812
3.800%	02/15/27		185	197,927
4.250%	03/01/27		586	642,851
4.300%	02/15/30		958	1,064,279
4.350%	03/01/29		39	43,312
4.350%	06/15/45		180	193,700
4.500%	05/15/35		3,245	3,614,097
4.500%	03/09/48	(a)	1,581	1,747,325
4.650%	06/01/44		119	130,690
4.750%	05/15/46		407	459,304
4.800%	06/15/44		502	571,638
4.850%	07/15/45		719	821,760
5.150%	03/15/42		140	164,195
5.150%	11/15/46		293	350,181
5.250%	03/01/37		1,910	2,282,218
5.350%	09/01/40		17	20,463
5.450%	03/01/47	(a)	1,857	2,295,201
5.550%	08/15/41		30	36,867
6.000%	08/15/40		1,374	1,765,864
Sr. Unsec’d. Notes, 144A
3.343%(s)	11/27/22		3,000	2,815,608
Bharti Airtel Ltd. (India),
Sr. Unsec’d. Notes, 144A
4.375%	06/10/25	(a)	1,935	1,979,752
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
2.950%	02/28/26		170	177,897
Colombia Telecomunicaciones SA ESP (Colombia),
Sr. Unsec’d. Notes, 144A
5.375%	09/27/22		1,434	1,447,300
Connect Finco SARL/Connect US Finco LLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.750%	10/01/26		727	773,417
Corning, Inc.,
Sr. Unsec’d. Notes
3.700%	11/15/23		135	140,470
4.375%	11/15/57	(a)	430	441,003
5.450%	11/15/79		3,720	4,099,898
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes, 144A
3.600%	01/19/27		730	769,226
Digicel Group Two Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A
8.250%	09/30/22		556	129,300
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A
6.750%	03/01/23		200	116,022
Sr. Unsec’d. Notes, 144A
6.000%	04/15/21		347	271,121

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Empresa Nacional de Telecomunicaciones SA (Chile),
Sr. Unsec’d. Notes, 144A
4.750%	08/01/26			205	$217,122
Frontier Communications Corp.,
Sr. Sec’d. Notes, 144A
8.000%	04/01/27			676	708,059
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
5.500%	08/01/23	(a)		342	293,555
Gtd. Notes, 144A
8.500%	10/15/24	(a)		284	259,014
Kenbourne Invest SA (Chile),
Gtd. Notes, 144A
6.875%	11/26/24			501	521,131
Level 3 Financing, Inc.,
Gtd. Notes
5.625%	02/01/23			230	230,800
Millicom International Cellular SA (Colombia),
Sr. Unsec’d. Notes, 144A
6.625%	10/15/26			1,185	1,312,246
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
4.600%	02/23/28			29	31,464
4.600%	05/23/29			1,554	1,709,616
5.500%	09/01/44			115	127,481
Oi SA (Brazil),
Gtd. Notes, Cash coupon 10.000% or PIK 4.000%
10.000%	07/27/25			434	391,896
Ooredoo International Finance Ltd. (Qatar),
Gtd. Notes, 144A, MTN
3.250%	02/21/23			3,775	3,852,054
3.875%	01/31/28	(a)		900	964,715
Saudi Telecom Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
3.890%	05/13/29			273	291,630
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20			170	171,213
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24			25	26,948
7.625%	02/15/25			650	714,969
7.625%	03/01/26	(a)		657	725,204
7.875%	09/15/23			50	55,220
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23			1,089	1,100,235
Telefonica del Peru SAA (Peru),
Sr. Unsec’d. Notes, 144A
7.375%	04/10/27		PEN	500	161,496
Telefonica Emisiones SA (Spain),
Gtd. Notes
5.462%	02/16/21			7,554	7,841,744
Verizon Communications, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550% (Cap N/A, Floor 0.000%)
2.449%(c)	05/22/20			2,015	2,018,484

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Verizon Communications, Inc., (continued)
Sr. Unsec’d. Notes
4.125%	03/16/27		4,828	$5,356,100
4.272%	01/15/36		3,340	3,774,933
4.400%	11/01/34		262	304,382
4.500%	08/10/33		169	197,425
5.250%	03/16/37		171	214,299
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/16/24	(a)	514	542,708
4.125%	05/30/25		570	618,501
4.375%	05/30/28		92	101,883
4.375%	02/19/43		439	470,967
5.000%	05/30/38		47	54,423
5.125%	06/19/59		1	1,173
5.250%	05/30/48		1,288	1,547,919

				70,137,335

Textiles — 0.0%
Prime Bloom Holdings Ltd. (China),
Gtd. Notes
6.950%	07/05/22		200	98,876

Toys/Games/Hobbies — 0.1%
Hasbro, Inc.,
Sr. Unsec’d. Notes
2.600%	11/19/22		478	480,846
3.550%	11/19/26		1,165	1,172,910
3.900%	11/19/29		410	412,745

				2,066,501

Transportation — 0.5%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.000%	04/01/25		60	62,514
3.400%	09/01/24		49	51,853
3.550%	02/15/50		4,710	4,924,576
4.375%	09/01/42		16	18,535
5.050%	03/01/41		153	190,432
5.750%	05/01/40		580	780,559
6.150%	05/01/37		106	147,852
CSX Corp.,
Sr. Unsec’d. Notes
3.350%	09/15/49	(a)	563	555,020
3.950%	05/01/50		80	86,008
4.250%	03/15/29	(a)	320	360,436
4.250%	11/01/66		362	386,002
4.300%	03/01/48		389	441,705
4.500%	03/15/49		146	170,628
4.750%	11/15/48		560	675,660
6.150%	05/01/37		15	19,905
FedEx Corp.,
Gtd. Notes
3.875%	08/01/42	(a)	779	739,273
3.900%	02/01/35		301	303,988
4.400%	01/15/47		15	15,080
5.100%	01/15/44		73	80,517

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (continued)
GLP China Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
4.974%	02/26/24		200	$210,849
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
2.550%	11/01/29		38	37,829
2.900%	06/15/26		950	978,199
3.650%	08/01/25		395	421,699
3.942%	11/01/47		89	95,390
4.050%	08/15/52		463	507,466
4.100%	05/15/49		89	98,310
4.450%	06/15/45		206	236,364
Pacific National Finance Pty Ltd. (Australia),
Gtd. Notes, EMTN
4.750%	03/22/28		200	215,199
Rumo Luxembourg Sarl (Brazil),
Gtd. Notes, 144A
5.875%	01/18/25	(a)	397	426,444
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.500%	09/01/24		2,375	2,386,512
2.800%	03/01/22		11	11,119
3.400%	03/01/23		440	453,376
3.450%	11/15/21		82	83,813
Union Pacific Corp.,
Sr. Unsec’d. Notes
2.750%	03/01/26		927	946,248
3.150%	03/01/24	(a)	275	285,949
3.600%	09/15/37		1,046	1,084,168
4.150%	01/15/45		7	7,619
Sr. Unsec’d. Notes, 144A
3.839%	03/20/60		309	312,955
Sr. Unsec’d. Notes, MTN
3.550%	08/15/39		97	100,409
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
2.350%	05/16/22		5	5,053
2.500%	04/01/23		67	67,951
2.500%	09/01/29	(a)	564	565,086
3.400%	03/15/29		912	977,849
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.500%	06/15/22		20	20,379

				20,546,778

Trucking & Leasing — 0.0%
GATX Corp.,
Sr. Unsec’d. Notes
2.600%	03/30/20		821	821,456
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.400%	11/15/26		204	208,252

				1,029,708

TOTAL CORPORATE BONDS (cost $1,228,719,565)				1,278,846,035

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS — 2.8%
Arizona — 0.0%
Arizona Health Facilities Authority,
Revenue Bonds, Series B
2.216%(c)	01/01/37	360	$357,130
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, Series A
5.000%	12/01/45	890	1,038,781

			1,395,911

California — 0.7%
Bay Area Toll Authority,
Revenue Bonds, BABs
7.043%	04/01/50	2,480	3,973,307
Revenue Bonds, BABs, Series S1
6.918%	04/01/40	820	1,201,251
Taxable, Revenue Bonds
2.425%	04/01/26	1,085	1,094,949
California Health Facilities Financing Authority,
Revenue Bonds, Series A
5.000%	08/15/33	290	353,037
5.000%	08/15/47	280	326,836
Taxable, Revenue Bonds
2.934%	06/01/32	145	143,841
California Pollution Control Financing Authority,
Revenue Bonds
5.000%	11/21/45	260	280,023
City of Riverside CA Electric Revenue,
Revenue Bonds, BABs
7.605%	10/01/40	300	465,930
Contra Costa Community College District,
General Obligation Unlimited, BABs
6.504%	08/01/34	165	218,650
Foothill-Eastern Transportation Corridor Agency,
Taxable, Revenue Bonds, Series A
4.094%	01/15/49	305	305,201
Los Angeles Community College District,
General Obligation Unlimited, BABs
6.600%	08/01/42	605	922,419
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs
6.574%	07/01/45	170	266,004
Los Angeles Unified School District,
General Obligation Unlimited, Taxable, BABs
5.750%	07/01/34	1,150	1,466,250
Orange County Local Transportation Authority,
Revenue Bonds, BABs, Series A
6.908%	02/15/41	730	1,032,797
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, BABs
6.583%	05/15/49	740	1,053,316
Sacramento County Sanitation Districts Financing Authority,
Var.-Regl., Series B, Rfdg., NATL, 3 Month LIBOR + 0.530%
1.808%(c)	12/01/35	1,380	1,332,273
San Diego Public Facilities Financing Authority,
Revenue Bonds, Series A
5.000%	05/15/39	275	331,257

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (continued)
San Jose Redevelopment Agency Successor Agency,
Taxable, Series A
3.176%	08/01/26	320	$335,094
Taxable, Series A-T
2.958%	08/01/24	695	719,944
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	495	756,192
7.350%	11/01/39	180	274,154
General Obligation Unlimited, Taxable
4.600%	04/01/38	2,115	2,356,047
General Obligation Unlimited, Taxable, Series B
2.650%	04/01/26	1,660	1,695,109
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34	1,515	2,286,499
7.550%	04/01/39	305	488,009
University of California,
Revenue Bonds
5.000%	05/15/32	310	368,978
Revenue Bonds, BABs
5.770%	05/15/43	635	840,276
Taxable, Revenue Bonds
3.063%	07/01/25	390	407,378
3.349%	07/01/29	910	973,709
Taxable, Revenue Bonds, Series AJ
4.601%	05/15/31	660	759,620
Taxable, Revenue Bonds, Series AQ
4.767%	05/15/2115	152	184,317

			27,212,667

Colorado — 0.0%
Colorado Health Facilities Authority,
Revenue Bonds, Series A
5.250%	02/01/31	190	198,390

Connecticut — 0.1%
Connecticut State Health & Educational Facilities Authority,
Revenue Bonds
5.000%	07/01/45	380	424,635
Revenue Bonds, Series L
5.000%	07/01/45	560	636,031
State of Connecticut,
General Obligation Unlimited, Taxable, Series A
3.310%	01/15/26	845	880,236
5.850%	03/15/32	815	1,036,941
General Obligation Unlimited, Taxable, BABs, Series D
5.090%	10/01/30	1,310	1,504,050

			4,481,893

District of Columbia — 0.0%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue,
Revenue Bonds, BABs
7.462%	10/01/46	285	454,085

Florida — 0.1%
Broward Country, FL, Airport System Revenue,
Taxable, Revenue Bonds, Series C
2.814%	10/01/31	235	231,830
2.914%	10/01/32	210	207,577

Interest Rate	Maturity Date		Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Florida (continued)
Canaveral Port Authority,
Revenue Bonds, Series A
5.000%	06/01/45		320	$373,728
Revenue Bonds, Series B
5.000%	06/01/48		320	379,565
County of Miami-Dade FL Aviation Revenue,
Revenue Bonds
5.000%	10/01/40		280	329,971
Revenue Bonds, Series A
5.000%	10/01/38		435	500,541
Taxable, Revenue Bonds
4.062%	10/01/31		280	304,024
Taxable, Revenue Bonds, Series D
3.354%	10/01/29		115	118,961
3.454%	10/01/30		205	212,946
3.504%	10/01/31		195	202,648
Taxable, Revenue Bonds, Series E
2.529%	10/01/30		875	844,069
Sumter Landing Community Development District,
Taxable, Revenue Bonds
4.172%	10/01/47		240	264,530

				3,970,390

Georgia — 0.0%
City of Atlanta GA Water & Wastewater Revenue,
Revenue Bonds
5.000%	11/01/40		150	174,944
Metropolitan Atlanta Rapid Transit Authority,
Revenue Bonds, Series A
5.000%	07/01/41		430	500,886
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.637%	04/01/57		363	488,220
6.655%	04/01/57		290	403,036

				1,567,086

Idaho — 0.0%
Idaho Health Facilities Authority,
Revenue Bonds
5.000%	12/01/47		200	236,162

Illinois — 0.1%
State of Illinois,
General Obligation Unlimited, Taxable
5.100%	06/01/33	(a)	2,055	2,213,440

Indiana — 0.1%
Indiana Finance Authority,
Revenue Bonds
5.000%	10/01/45		540	613,986
5.000%	10/01/46		1,605	1,881,766
Indiana Housing & Community Development Authority,
Revenue Bonds, Series A
3.800%	07/01/38		150	161,046

				2,656,798

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Louisiana — 0.0%
Louisiana Public Facilities Authority,
Revenue Bonds
5.000%	07/01/48	210	$247,122
New Orleans Aviation Board,
Revenue Bonds
5.000%	01/01/40	310	348,973

			596,095

Maryland — 0.0%
Maryland Health & Higher Educational Facilities Authority,
Revenue Bonds
5.000%	08/15/25	310	365,139
5.000%	08/15/27	190	222,741

			587,880

Massachusetts — 0.1%
Commonwealth of Massachusetts,
General Obligation Limited, Taxable, Series H
2.900%	09/01/49	665	633,067
Massachusetts Development Finance Agency,
Revenue Bonds
5.000%	07/01/47	290	337,453
Revenue Bonds, Series J2
5.000%	07/01/43	380	450,691
5.000%	07/01/48	380	446,869
Massachusetts Educational Financing Authority,
Revenue Bonds, Series A
5.000%	01/01/22	250	267,102
Massachusetts Housing Finance Agency,
Revenue Bonds, Series A
4.500%	12/01/48	185	194,587
Revenue Bonds, Series B
4.500%	12/01/39	155	162,522
4.600%	12/01/44	160	171,174
Massachusetts School Building Authority,
Taxable, Revenue Bonds, Series B
2.866%	10/15/31	1,015	1,008,758
2.966%	10/15/32	635	633,470
Massachusetts Water Resources Authority,
Revenue Bonds
5.000%	08/01/40	150	179,218

			4,484,911

Michigan — 0.1%
Great Lakes Water Authority Water Supply System Revenue,
Revenue Bonds
5.250%	07/01/33	300	360,246
Michigan Finance Authority,
Revenue Bonds
5.000%	11/15/28	200	243,312
5.000%	11/15/41	190	223,151
Taxable, Revenue Bonds
3.384%	12/01/40	650	650,162
Taxable, Revenue Bonds, Series A1
2.862%(cc)	09/01/49	1,010	1,024,211

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Michigan (continued)
Royal Oak Hospital Finance Authority,
Revenue Bonds
5.000%	09/01/39	260	$290,943

			2,792,025

Mississippi — 0.0%
Mississippi Hospital Equipment & Facilities Authority,
Revenue Bonds
5.000%	09/01/46	360	398,632

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri,
Revenue Bonds
5.000%	11/15/29	210	250,965
Taxable, Revenue Bonds
3.086%	09/15/51	740	722,706
3.651%	01/15/46	95	101,958

			1,075,629

New Jersey — 0.1%
New Jersey Transportation Trust Fund Authority,
Revenue Bonds
5.000%	06/15/29	230	268,695
Taxable, Revenue Bonds
4.131%	06/15/42	355	351,077
Taxable, Revenue Bonds, BABs
5.754%	12/15/28	535	616,384
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	530	831,634
Rutgers The State University of New Jersey,
Taxable, Revenue Bonds, Series R
3.270%	05/01/43	335	329,325

			2,397,115

New York — 0.6%
City of New York,
General Obligation Unlimited, Taxable, Series A
2.850%	08/01/31	845	849,200
2.900%	08/01/32	1,400	1,406,370
General Obligation Unlimited, Taxable, Series D2
3.760%	12/01/27	440	477,844
General Obligation Unlimited, Taxable, BABs, Series F-1
6.271%	12/01/37	330	457,601
Dutchess County Local Development Corp.,
Revenue Bonds
5.000%	07/01/46	600	691,188
Metropolitan Transportation Authority,
Revenue Bonds, Series C
5.000%	11/15/41	280	345,825
Taxable, Revenue Bonds, BABs, Series E
6.814%	11/15/40	290	413,531
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds
3.600%	02/01/25	1,410	1,490,624
3.650%	11/01/24	645	681,720
3.750%	11/01/25	645	681,849

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New York (continued)
Taxable, Revenue Bonds, Series B3
3.900%	08/01/31	830	$896,325
Taxable, Revenue Bonds, Series C3
3.350%	11/01/30	990	1,032,471
Taxable, Revenue Bonds, Series C4
3.550%	05/01/25	830	886,581
Taxable, Revenue Bonds, Series F2
3.050%	05/01/27	975	1,013,132
New York City Water & Sewer System,
Revenue Bonds, BABs
5.440%	06/15/43	285	387,694
5.750%	06/15/41	345	479,895
Taxable, Revenue Bonds, BABs
5.882%	06/15/44	220	316,056
New York Convention Center Development Corp.,
Revenue Bonds
5.000%	11/15/40	210	247,166
New York State Dormitory Authority,
Taxable, Revenue Bonds, Series B
3.142%	07/01/43	445	441,133
Taxable, Revenue Bonds, Series F
3.190%	02/15/43	600	600,888
Taxable, Revenue Bonds, BABs, Series H
5.389%	03/15/40	430	545,756
New York State Urban Development Corp.,
Taxable, Revenue Bonds
3.320%	03/15/29	750	781,463
Taxable, Revenue Bonds, Series B
2.350%	03/15/27	865	860,407
3.120%	03/15/25	390	407,542
New York Transportation Development Corp.,
Revenue Bonds
5.000%	07/01/46	190	210,055
5.250%	01/01/50	1,480	1,659,213
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	775	951,568
Taxable, Revenue Bonds
4.960%	08/01/46	735	932,414
5.647%	11/01/40	455	607,653
State of New York,
General Obligation Unlimited, Taxable, Series B
2.800%	02/15/32	765	767,448
TSASC, Inc.,
Revenue Bonds, Series A
5.000%	06/01/41	340	381,446

			21,902,058

North Carolina — 0.0%
North Carolina Turnpike Authority,
Revenue Bonds
5.000%	01/01/35	220	270,169

Ohio — 0.1%
American Municipal Power, Inc.,
Revenue Bonds, BABs, Series B
6.449%	02/15/44	205	284,228

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Ohio (continued)
Taxable, Revenue Bonds, BABs
7.834%	02/15/41	240	$375,262
Buckeye Tobacco Settlement Financing Authority,
Revenue Bonds
5.875%	06/01/47	1,250	1,254,350
JobsOhio Beverage System,
Taxable, Revenue Bonds
3.985%	01/01/29	780	847,720
State of Ohio,
General Obligation Unlimited, Series A
5.000%	05/01/36	580	678,530
5.000%	05/01/37	440	514,404

			3,954,494

Oregon — 0.1%
Oregon School Boards Association,
General Obligation Limited, Taxable
4.759%	06/30/28	1,125	1,257,390
General Obligation Limited, Taxable, Series B
5.550%	06/30/28	1,150	1,359,104
5.680%	06/30/28	820	983,090
State of Oregon,
General Obligation Unlimited, Taxable
5.892%	06/01/27	1,300	1,550,744

			5,150,328

Pennsylvania — 0.2%
Berks County Industrial Development Authority,
Revenue Bonds
5.000%	11/01/47	290	329,196
Commonwealth Financing Authority,
Taxable, Revenue Bonds
4.144%	06/01/38	430	471,250
Taxable, Revenue Bonds, Series A
3.807%	06/01/41	1,785	1,903,863
3.864%	06/01/38	215	230,439
DuBois Hospital Authority,
Revenue Bonds
5.000%	07/15/43	220	255,160
Pennsylvania Economic Development Financing Authority,
Revenue Bonds
5.000%	06/30/23	1,235	1,375,605
5.000%	12/31/38	210	237,227
Pennsylvania Turnpike Commission,
Revenue Bonds
5.000%	12/01/46	200	232,810
5.000%	12/01/48	450	535,667

			5,571,217

South Carolina — 0.0%
Lexington County Health Services District, Inc.,
Revenue Bonds
5.000%	11/01/41	180	208,883
South Carolina Public Service Authority,
Taxable, Revenue Bonds, Series D
2.388%	12/01/23	756	752,620

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
South Carolina (continued)
Spartanburg County School District No 7,
General Obligation Unlimited, Series B
5.000%	03/01/48	100	$121,935

			1,083,438

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board,
Revenue Bonds
5.000%	07/01/40	160	186,623
5.000%	07/01/46	400	462,628
Tennessee Housing Development Agency,
Revenue Bonds
3.750%	07/01/38	160	169,926
3.850%	07/01/43	70	74,061
3.950%	01/01/49	60	63,461

			956,699

Texas — 0.1%
Central Texas Regional Mobility Authority,
Revenue Bonds
5.000%	01/01/46	200	230,116
Revenue Bonds, Series A
5.000%	01/01/45	200	228,988
City of San Antonio TX Electric & Gas Systems Revenue,
Revenue Bonds, BABs
5.808%	02/01/41	565	776,525
Dallas Area Rapid Transit,
Revenue Bonds, Series A
5.000%	12/01/41	400	469,628
5.000%	12/01/46	540	632,821
Dallas/Fort Worth International Airport,
Taxable, Revenue Bonds, Series A
3.144%	11/01/45	375	372,502
New Hope Cultural Education Facilities Finance Corp.,
Revenue Bonds
5.000%	08/15/47	240	283,584
San Antonio Water System,
Revenue Bonds, Series B
5.000%	05/15/39	250	289,982
Texas A&M University,
Taxable, Revenue Bonds
2.836%	05/15/27	470	483,964
Texas Municipal Gas Acquisition & Supply Corp. I,
Revenue Bonds
6.250%	12/15/26	145	171,405
Texas Private Activity Bond Surface Transportation Corp.,
Revenue Bonds
5.000%	12/31/55	140	155,758
5.000%	06/30/58	1,130	1,315,614

			5,410,887

Virginia — 0.1%
Chesapeake Bay Bridge & Tunnel District,
Revenue Bonds
5.000%	07/01/41	210	244,215
5.000%	07/01/51	175	201,749

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Virginia (continued)
Tobacco Settlement Financing Corp.,
Taxable, Revenue Bonds
6.706%	06/01/46	155	$149,434
University of Virginia,
Taxable, Revenue Bonds, Series A, Rfdg.
3.227%	09/01/2119	3,720	3,447,473
Virginia Small Business Financing Authority,
Revenue Bonds
5.000%	12/31/52	400	457,848

			4,500,719

Washington — 0.1%
Central Puget Sound Regional Transit Authority,
Revenue Bonds, Series S1
5.000%	11/01/50	290	336,597
Grant County Public Utility District No 2,
Taxable, Revenue Bonds
4.584%	01/01/40	160	189,714
Port of Seattle Revenue, Intermediate Lien,
Revenue Bonds, Series A
5.000%	05/01/43	150	175,407
State of Washington,
General Obligation Unlimited
5.000%	08/01/40	220	265,932
5.000%	08/01/41	240	289,711
General Obligation Unlimited, Series 1
5.000%	08/01/40	540	630,903
General Obligation Unlimited, Series D
5.000%	02/01/41	360	430,956

			2,319,220

West Virginia — 0.1%
Tobacco Settlement Finance Authority,
Revenue Bonds, Series A
7.467%	06/01/47	695	720,590
West Virginia Hospital Finance Authority,
Revenue Bonds
5.000%	06/01/20	240	243,662
5.000%	06/01/21	240	252,401
5.000%	06/01/22	260	282,558
5.000%	06/01/23	215	240,804
5.000%	06/01/24	230	264,725

			2,004,740

Wisconsin — 0.0%
State of Wisconsin,
General Obligation Unlimited, Series B
5.000%	05/01/36	290	340,060
5.000%	05/01/38	290	339,045
Taxable, Revenue Bonds
3.154%	05/01/27	405	422,334

			1,101,439

TOTAL MUNICIPAL BONDS (cost $106,170,206)			110,944,517

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 7.8%
Adjustable Rate Mortgage Trust,
Series 2005-05, Class 2A1
6.049%(cc)	09/25/35	856	$855,520
Ajax Mortgage Loan Trust,
Series 2019-H, Class A, 144A
3.000%	11/25/59	2,020	1,998,278
Series 2019-H, Class B, 144A
4.250%	11/25/59	270	263,231
Series 2019-H, Class C, 144A
—%(p)	11/25/59	694	752,612
Alternative Loan Trust,
Series 2006-11CB, Class 3A1
6.500%	05/25/36	353	254,289
Series 2006-17T1, Class A1
6.250%	06/25/36	2,097	1,286,082
Series 2006-OC10, Class 2A3, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.230%)
2.022%(c)	11/25/36	315	277,298
Series 2007-3T1, Class 1A1
6.000%	04/25/37	77	52,707
Series 2007-OA7, Class A1A, 1 Month LIBOR + 0.180% (Cap N/A, Floor
0.180%)
1.972%(c)	05/25/47	2,304	2,175,098
American Home Mortgage Assets Trust,
Series 2006-05, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 0.920% (Cap N/A, Floor 0.920%)
3.159%(c)	11/25/46	146	67,380
Series 2007-01, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 0.700% (Cap N/A, Floor 0.700%)
2.939%(c)	02/25/47	199	120,466
APS Resecuritization Trust,
Series 2016-03, Class 3A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
4.642%(c)	09/27/46	1,388	1,416,682
Series 2016-03, Class 4A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)
4.392%(c)	04/27/47	277	282,149
BCAP LLC Trust,
Series 2011-RR05, Class 12A1, 144A
4.847%(cc)	03/26/37	625	627,948
Bear Stearns ARM Trust,
Series 2004-03, Class 1A1
4.344%(cc)	07/25/34	332	331,640
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R06, Class 1A1
4.001%(cc)	01/26/36	1,568	1,462,630
Chase Mortgage Finance Trust,
Series 2007-S06, Class 1A1
6.000%	12/25/37	4,905	3,312,453
Credit Suisse Mortgage Capital Certificates,
Series 2019-RPL04, Class A1, 144A
3.830%	08/26/58	979	986,180
Credit Suisse Mortgage Trust,
Series 2007-01, Class 5A13
6.000%	02/25/37	2,122	1,834,954
Series 2014-09R, Class 9A1, 144A, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
1.828%(c)	08/27/36	369	344,933

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
CSFB Mortgage-Backed Pass-Through Certificates,
Series 2005-10, Class 10A1, 1 Month LIBOR + 1.350% (Cap 6.250%, Floor 1.350%)
3.142%(c)	11/25/35	260	$78,297
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2007-OA04, Class A2A, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
1.962%(c)	08/25/47	266	187,198
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB03, Class A3
6.510%(cc)	07/25/36	130	119,100
Fannie Mae REMIC Trust,
Series 2003-W01, Class 1A1
5.292%(cc)	12/25/42	243	263,419
Fannie Mae REMICS,
Series 2003-25, Class KP
5.000%	04/25/33	450	485,643
Series 2004-96, Class QD
5.500%	12/25/34	2,000	2,240,850
Series 2005-59, Class DQ, 1 Month LIBOR x (2.500) + 17.000% (Cap 17.000%, Floor 0.000%)
12.520%(c)	05/25/35	365	404,327
Series 2006-118, Class A1, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
1.768%(c)	12/25/36	234	232,274
Series 2007-73, Class A1, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
1.711%(c)	07/25/37	738	725,659
Series 2008-15, Class AS, 1 Month LIBOR x (5.000) + 33.000% (Cap 33.000%, Floor 0.000%)
24.040%(c)	08/25/36	517	905,113
Series 2010-95, Class FB, 1 Month LIBOR + 0.400% (Cap 7.000%, Floor 0.400%)
2.192%(c)	09/25/40	877	876,229
Series 2011-84, Class PZ
5.250%	09/25/41	3,081	3,625,197
Series 2012-03, Class FP, 1 Month LIBOR + 0.400% (Cap 7.000%, Floor 0.400%)
2.192%(c)	03/25/39	189	188,802
Series 2012-128, Class MP
2.500%	11/25/42	1,715	1,713,840
Series 2012-93, Class PY
2.500%	09/25/42	597	566,547
Series 2013-10, Class BV
3.000%	11/25/31	781	807,828
Series 2015-22, Class DY
3.000%	04/25/45	1,402	1,410,469
Series 2015-66, Class CL
3.500%	07/25/41	944	972,645
Series 2016-26, Class KL, 1 Month LIBOR x (4.500) + 18.000% (Cap 4.500%, Floor 0.000%)
4.500%(c)	11/25/42	1,739	1,842,726
Series 2016-32, Class GT, 1 Month LIBOR x (4.500) + 18.000% (Cap 4.500%, Floor 0.000%)
4.500%(c)	01/25/43	1,599	1,574,646

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-04, Class FM, 1 Month LIBOR + 0.300% (Cap 6.500%, Floor 0.300%)
2.092%(c)	02/25/48	2,158	$2,137,367
Series 2017-82, Class FG, 1 Month LIBOR + 0.250% (Cap 6.500%, Floor 0.250%)
2.042%(c)	11/25/32	684	679,865
Series 2019-24, Class BF, 1 Month LIBOR + 0.400% (Cap 6.500%, Floor 0.400%)
2.192%(c)	05/25/49	10,893	10,868,140
Series 2019-31, Class FA, 1 Month LIBOR + 0.400% (Cap 6.500%, Floor 0.400%)
2.192%(c)	07/25/49	17,619	17,578,005
Federal Agricultural Mortgage Corp.,
Series 2017-01, Class A2, 144A
3.734%(cc)	03/25/47	1,997	2,019,004
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 1.400% (Cap N/A, Floor 1.400%)
3.639%(c)	07/25/44	893	908,676
Series T-62, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 1.200% (Cap N/A, Floor 1.200%)
3.439%(c)	10/25/44	1,386	1,405,568
Freddie Mac REMICS,
Series 3708, Class PL
4.500%	08/15/40	1,454	1,652,193
Series 3772, Class EF, 1 Month LIBOR + 1.050% (Cap 6.000%, Floor 1.050%)
2.790%(c)	12/15/40	2,893	2,945,592
Series 3785, Class LS, 1 Month LIBOR x (2.000) + 9.900% (Cap 9.900%, Floor 0.000%)
6.421%(c)	01/15/41	1,626	1,901,538
Series 4059, Class DY
3.500%	06/15/42	5,075	5,370,388
Series 4068, Class ME
4.000%	06/15/42	500	560,523
Series 4238, Class FD, 1 Month LIBOR + 0.300% (Cap 7.000%, Floor 0.300%)
2.040%(c)	02/15/42	1,640	1,630,739
Series 4401, Class BL
3.500%	10/15/34	10,000	10,466,700
Series 4480, Class NB
3.500%	06/15/45	1,000	1,058,361
Series 4493, Class SM, 1 Month LIBOR x (1.500) + 6.000% (Cap 6.000%, Floor 0.000%)
3.390%(c)	07/15/45	1,425	1,449,020
Series 4621, Class KB
2.500%	10/15/46	1,441	1,373,122
Series 4818, Class DC
3.500%	06/15/48	10,222	10,753,289
Series 4938, Class BF, 1 Month LIBOR + 0.500% (Cap 6.500%, Floor 0.500%)
2.240%(c)	12/25/49	10,198	10,168,645
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DN01, Class B, 1 Month LIBOR + 11.500% (Cap N/A, Floor 0.000%)
13.292%(c)	01/25/25	236	320,138

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-HQ2, Class B, 1 Month LIBOR + 7.950% (Cap N/A, Floor 0.000%)
9.742%(c)	05/25/25	242	$298,257
Series 2017-DNA03, Class B1, 1 Month LIBOR + 4.450% (Cap N/A, Floor 0.000%)
6.242%(c)	03/25/30	250	275,254
Series 2017-HRP1, Class M2, 1 Month LIBOR + 2.450% (Cap N/A, Floor 2.450%)
4.242%(c)	12/25/42	203	203,557
Government National Mortgage Assoc.,
Series 2004-02, Class FH, 1 Month LIBOR + 0.300% (Cap 7.500%, Floor 0.300%)
2.040%(c)	01/16/34	818	818,610
Series 2010-H03, Class FA, 1 Month LIBOR + 0.550% (Cap 10.690%, Floor 0.550%)
2.250%(c)	03/20/60	235	235,930
Series 2012-H08, Class FA, 1 Month LIBOR + 0.600% (Cap 11.000%, Floor 0.600%)
2.374%(c)	01/20/62	6,818	6,842,675
Series 2012-H08, Class FB, 1 Month LIBOR + 0.600% (Cap 11.000%, Floor 0.600%)
2.374%(c)	03/20/62	3,676	3,687,509
Series 2012-H10, Class FA, 1 Month LIBOR + 0.550% (Cap 10.500%, Floor 0.550%)
2.324%(c)	12/20/61	800	801,396
Series 2012-H20, Class BA, 1 Month LIBOR + 0.560% (Cap 10.500%, Floor 0.560%)
2.334%(c)	09/20/62	4,828	4,839,365
Series 2012-H26, Class BA, 1 Month LIBOR + 0.350% (Cap 10.500%, Floor 0.350%)
2.124%(c)	10/20/62	229	228,598
Series 2012-H29, Class FA, 1 Month LIBOR + 0.515% (Cap 11.500%, Floor 0.515%)
2.289%(c)	10/20/62	884	885,428
Series 2012-H31, Class FD, 1 Month LIBOR + 0.340% (Cap 11.000%, Floor 0.340%)
2.114%(c)	12/20/62	1,136	1,133,864
Series 2013-H08, Class BF, 1 Month LIBOR + 0.400% (Cap 10.000%, Floor 0.400%)
2.174%(c)	03/20/63	652	650,857
Series 2013-H11, Class JA
3.500%	04/20/63	1,898	1,910,921
Series 2013-H12, Class A
3.500%	01/20/63	2,959	2,984,533
Series 2013-H14, Class FD, 1 Month LIBOR + 0.470% (Cap 11.000%, Floor 0.470%)
2.244%(c)	06/20/63	1,768	1,769,102
Series 2013-H18, Class EA, 1 Month LIBOR + 0.500% (Cap 10.190%, Floor 0.500%)
2.274%(c)	07/20/63	2,081	2,083,287
Series 2013-H18, Class FA, 1 Month LIBOR + 0.500% (Cap 11.000%, Floor 0.500%)
2.274%(c)	06/20/63	3,042	3,038,039
Series 2014-H05, Class FB, 1 Month LIBOR + 0.600% (Cap 11.000%, Floor 0.600%)
2.374%(c)	12/20/63	3,329	3,341,628

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-H11, Class VA, 1 Month LIBOR + 0.500% (Cap 11.000%, Floor 0.500%)
2.274%(c)	06/20/64	2,529	$2,535,550
Series 2014-H17, Class FC, 1 Month LIBOR + 0.500% (Cap 11.000%, Floor 0.500%)
2.274%(c)	07/20/64	863	865,275
Series 2014-H20, Class FT, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 0.400% (Cap 15.000%, Floor 0.500%)
1.970%(c)	04/20/58	2,469	2,467,517
Series 2015-H05, Class FA, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.300%)
2.074%(c)	04/20/61	61	60,783
Series 2015-H10, Class JA
2.250%	04/20/65	3,145	3,130,595
Series 2015-H11, Class FA, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
2.024%(c)	04/20/65	15	14,678
Series 2016-H01, Class AI
1.686%(cc)	01/20/66	7,253	578,568
Series 2016-H01, Class HZ
4.521%(cc)	10/20/65	1,193	1,311,119
Series 2016-H19, Class FC, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
2.174%(c)	08/20/66	449	448,724
Series 2016-H19, Class FE, 1 Month LIBOR + 0.370% (Cap N/A, Floor 0.370%)
2.144%(c)	06/20/61	5	5,065
Series 2016-H19, Class FJ, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
2.174%(c)	09/20/63	405	404,906
Series 2017-H14, Class FK, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 0.200% (Cap 15.000%, Floor 0.200%)
1.770%(c)	05/20/67	1,350	1,344,667
Series 2018-H02, Class FJ, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
1.974%(c)	10/20/64	156	155,613
Series 2018-H14, Class FG, 1 Month LIBOR + 0.350% (Cap 11.000%, Floor 0.350%)
2.124%(c)	09/20/68	900	897,782
Series 2019-100, Class FD, 1 Month LIBOR + 0.400% (Cap 6.500%, Floor 0.400%)
2.165%(c)	08/20/49	19,677	19,597,482
Series 2019-44, Class CI
5.000%	04/20/49	11,232	750,197
Series 2019-H01, Class FL, 1 Month LIBOR + 0.450% (Cap 11.000%, Floor 0.450%)
2.224%(c)	12/20/68	536	536,197
Series 2019-H01, Class FT, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
2.174%(c)	10/20/68	16,986	16,918,589
Series 2019-H04, Class DZ
4.335%(cc)	03/20/69	8,801	10,464,816
Series 2019-H05, Class FT, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 0.430% (Cap 12.000%, Floor 0.430%)
2.830%(c)	04/20/69	32,066	32,071,955

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-H10, Class FM, 1 Month LIBOR + 0.400% (Cap 11.000%, Floor 0.400%)
2.174%(c)	05/20/69		2,199	$2,196,666
Series 2019-H13, Class FT, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 0.450% (Cap 12.000%, Floor 0.450%)
2.020%(c)	08/20/69		8,415	8,419,303
Series 2019-H18, Class DF, 1 Month LIBOR + 0.400% (Cap 11.000%, Floor 0.400%)
2.174%(c)	10/20/69		7,930	7,923,450
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-01, Class A1
4.695%(cc)	10/25/33		329	328,888
GSR Mortgage Loan Trust,
Series 2006-OA01, Class 1A1, 1 Month LIBOR + 0.220% (Cap N/A, Floor 0.220%)
2.012%(c)	08/25/46		2,929	1,133,221
HarborView Mortgage Loan Trust,
Series 2006-12, Class 1A1A, 1 Month LIBOR + 0.205% (Cap N/A, Floor 0.205%)
1.969%(c)	12/19/36		2,082	1,835,690
IndyMac INDX Mortgage Loan Trust,
Series 2007-AR19, Class 3A1
3.614%(cc)	09/25/37		472	331,501
JPMorgan Alternative Loan Trust,
Series 2008-R04, Class 1A1, 144A
6.000%	12/27/36		2,029	1,625,583
Lanark Master Issuer PLC (United Kingdom),
Series 2019-01A, Class 1A1, 144A, 3 Month LIBOR + 0.770% (Cap N/A, Floor 0.000%)
2.669%(c)	12/22/69		1,963	1,965,644
LSTAR Securities Investment Trust,
Series 2019-01, Class A1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
3.481%(c)	03/01/24		528	527,140
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
3.281%(c)	04/01/24		657	655,158
MCM Capital LLC,
Series 2018-NPL02
—%(p)	10/25/28	^	2,469	546,724
Series 2018-NPL02, 144A
4.000%	10/25/28		949	959,079
Merrill Lynch Mortgage Investors Trust,
Series 2003-A03, Class 1A
4.138%(cc)	05/25/33		824	827,915
Mortgage Loan Resecuritization Trust,
Series 2009-RS1, Class A85, 144A, 1 Month LIBOR + 0.340% (Cap 9.000%, Floor 0.340%)
2.049%(c)	04/16/36		2,047	1,795,320
New Residential Mortgage Loan Trust,
Series 2019-02A, Class A1, 144A
4.250%(cc)	12/25/57		366	381,264
Series 2019-RPL01, Class A1, 144A
4.335%	02/26/24		1,153	1,156,927
OBX Trust,
Series 2018-EXP01, Class 1A3, 144A
4.000%(cc)	04/25/48		1,496	1,516,956

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Reperforming Loan REMIC Trust,
Series 2005-R03, Class AF, 144A, 1 Month LIBOR + 0.400% (Cap 9.500%, Floor 0.400%)
2.192%(c)	09/25/35		40	$37,231
Residential Asset Securitization Trust,
Series 2006-A7CB, Class 3A1
6.500%	07/25/36		8,755	4,458,992
Seasoned Credit Risk Transfer Trust,
Series 2017-03, Class B, 144A
—%(p)	07/25/56		322	36,072
Series 2017-03, Class BIO, 144A
1.072%(cc)	07/25/56		986	111,593
Series 2017-03, Class M2, 144A
4.750%(cc)	07/25/56		220	223,853
Sequoia Mortgage Trust,
Series 2017-CH01, Class A1, 144A
4.000%(cc)	08/25/47		586	599,213
Series 2017-CH02, Class A10, 144A
4.000%(cc)	12/25/47		522	524,796
Series 2018-CH01, Class A1, 144A
4.000%(cc)	02/25/48		1,192	1,210,071
Series 2018-CH03, Class A2, 144A
4.000%(cc)	08/25/48		2,394	2,436,727
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20, Class 3A1
3.842%(cc)	01/25/35		970	969,906
Series 2006-03, Class 4A
4.022%(cc)	04/25/36		188	155,846
Thornburg Mortgage Securities Trust,
Series 2006-05, Class A1
4.130%(cc)	10/25/46		1,977	1,951,134
Voyager OPTONE Delaware Trust,
Series 2009-01, Class SAA7, 144A
4.804%(cc)	02/25/38		2,317	834,793
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR17, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 1.200% (Cap N/A, Floor 1.200%)
3.439%(c)	11/25/42		97	96,451
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2006-04, Class 3A1
6.500%(cc)	05/25/36		393	353,122

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $302,978,610)				301,885,329

SOVEREIGN BONDS — 2.8%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes
3.125%	09/30/49		325	315,734
Sr. Unsec’d. Notes, 144A
2.125%	09/30/24		360	358,800
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
3.375%	10/12/20	CHF	60	36,643
5.875%	01/11/28		1,366	643,509
6.875%	01/11/48		866	413,542
7.125%	07/06/36		536	257,522

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
7.500%	04/22/26			5,133	$2,667,528
7.625%	04/22/46			4,595	2,309,355
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.875%	04/25/27	(a)		5,479	5,791,874
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
6.875%	04/30/40			272	274,194
Sr. Unsec’d. Notes, 144A, MTN
6.375%	04/11/31		EUR	407	488,808
Sr. Unsec’d. Notes, EMTN
5.625%	04/16/30		EUR	459	531,002
Sr. Unsec’d. Notes, MTN
7.500%	01/31/27			355	395,387
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	03/25/24			1,228	1,384,198
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
4.100%	04/24/28	(v)		1,162	1,260,582
Sr. Unsec’d. Notes, 144A
3.700%	01/08/22			1,970	2,023,190
Indonesia Treasury Bond (Indonesia),
Sr. Unsec’d. Notes, Series 065
6.625%	05/15/33		IDR	4,101,000	273,290
Sr. Unsec’d. Notes, Series 068
8.375%	03/15/34		IDR	18,238,000	1,406,985
Sr. Unsec’d. Notes, Series 078
8.250%	05/15/29		IDR	35,220,000	2,748,343
Sr. Unsec’d. Notes, Series 079
8.375%	04/15/39		IDR	31,026,000	2,397,451
Sr. Unsec’d. Notes, Series 080
7.500%	06/15/35		IDR	22,950,000	1,657,614
Mexican Bonos (Mexico),
Bonds
5.750%	03/05/26		MXN	204,300	10,250,560
8.000%	09/05/24		MXN	23,923	1,327,815
Bonds, Series M
6.500%	06/10/21		MXN	229,800	12,119,756
6.500%	06/09/22		MXN	33,840	1,780,971
Bonds, Series M 20
10.000%	12/05/24		MXN	71,770	4,311,261
Sr. Unsec’d. Notes, Series M
8.000%	12/07/23		MXN	30,482	1,680,466
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.150%	03/28/27			8,333	8,930,706
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes, 144A
3.875%	03/08/22			2,585	2,617,426
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.875%	03/17/28			2,397	2,606,361
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
4.125%	08/25/27			2,132	2,388,011

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
3.000%	02/01/28			3,618	$3,758,874
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23			2,945	3,109,026
Russian Federal Bond – OFZ (Russia),
Bonds, Series 6218
8.500%	09/17/31		RUB	245,052	4,665,482
Bonds, Series 6222
7.100%	10/16/24		RUB	175,066	2,955,825
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes
4.375%	04/16/29			860	964,974
Sr. Unsec’d. Notes, 144A, MTN
3.250%	10/26/26			6,780	7,020,732
Sr. Unsec’d. Notes, EMTN
3.250%	10/26/26			400	414,202
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
7.550%	03/28/30			200	197,680
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
7.625%	04/26/29			783	865,855
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
9.750%	11/01/28			1,095	1,331,154
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	10/27/27	(a)		2,623	2,892,748
Sr. Unsec’d. Notes, 144A
8.500%	03/15/28		UYU	128,765	2,955,912
9.875%	06/20/22		UYU	46,830	1,235,581

TOTAL SOVEREIGN BONDS (cost $113,270,908)					108,016,929

U.S. GOVERNMENT AGENCY OBLIGATIONS — 32.9%
Federal Home Loan Mortgage Corp.
2.500%	02/01/30			234	236,700
2.500%	04/01/30			236	239,380
2.500%	05/01/30			445	450,495
2.500%	07/01/30			28	28,695
2.500%	07/01/30			28	28,784
2.500%	07/01/30			105	106,695
2.500%	07/01/30			111	112,838
2.500%	08/01/30			378	382,820
2.500%	08/01/30			475	481,470
2.500%	09/01/30			365	369,488
2.500%	09/01/30			1,117	1,131,553
2.500%	04/01/31			870	880,835
3.000%	09/01/27			261	268,737
3.000%	07/01/28			137	141,346
3.000%	01/01/30			129	132,856
3.000%	01/01/30			170	175,102
3.000%	02/01/30			1,070	1,103,331
3.000%	06/01/30			599	618,702
3.000%	07/01/30			62	63,976
3.000%	07/01/30			544	561,003

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	08/01/30	73	$75,001
3.000%	08/01/30	110	113,710
3.000%	12/01/42	1,369	1,410,886
3.000%	11/01/46	572	585,512
3.000%	12/01/46	9	9,223
3.000%	12/01/46	45	46,259
3.000%	12/01/46	112	114,942
3.000%	12/01/46	141	146,065
3.000%	12/01/46	234	241,417
3.000%	12/01/46	575	591,034
3.000%	12/01/46	607	626,545
3.000%	01/01/47	21	21,746
3.000%	01/01/47	88	90,466
3.000%	02/01/47	129	131,972
3.000%	08/01/49	819	830,870
3.500%	09/01/30	700	732,276
3.500%	02/01/31	115	120,452
3.500%	04/01/31	53	55,731
3.500%	04/01/31	866	910,274
3.500%	04/01/32	2,186	2,296,067
3.500%	10/01/41	656	691,795
3.500%	04/01/42	257	270,218
3.500%	05/01/42	9	9,425
3.500%	05/01/42	17	18,181
3.500%	05/01/42	27	28,894
3.500%	08/01/42	99	104,639
3.500%	08/01/42	244	256,670
3.500%	08/01/42	434	457,678
3.500%	10/01/42	60	62,586
3.500%	11/01/42	500	526,512
3.500%	02/01/43	2,281	2,403,174
3.500%	06/01/43	155	163,438
3.500%	08/01/43	175	184,855
3.500%	12/01/43	2,440	2,570,763
3.500%	01/01/44	3,668	3,872,804
3.500%	01/01/44	7,128	7,549,628
3.500%	04/01/44	1,056	1,121,890
3.500%	06/01/44	127	133,480
3.500%	09/01/44	21	21,584
3.500%	11/01/44	3	3,061
3.500%	11/01/44	8	8,441
3.500%	01/01/45	33	34,693
3.500%	01/01/45	48	50,775
3.500%	01/01/45	20,723	21,970,457
3.500%	05/01/45	14	15,128
3.500%	05/01/45	107	112,340
3.500%	06/01/45	105	110,120
3.500%	07/01/45	3	3,018
3.500%	08/01/45	1,422	1,511,802
3.500%	09/01/45	80	84,981
3.500%	10/01/45	11	11,866
3.500%	11/01/45	318	334,213
3.500%	01/01/46	489	514,258
3.500%	02/01/46	35	36,440
3.500%	03/01/46	350	367,473
3.500%	05/01/46	411	432,578
3.500%	07/01/46	3,925	4,173,311
3.500%	03/01/47	1,027	1,071,849

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	07/01/47	174	$185,019
3.500%	10/01/47	632	672,408
3.500%	11/01/47	391	411,761
3.500%	12/01/47	838	891,647
3.500%	01/01/48	96	101,909
3.500%	01/01/48	194	204,855
3.500%	07/01/49	288	299,448
3.500%	07/01/49	12,086	12,435,256
4.000%	08/01/40	130	139,462
4.000%	09/01/40	262	280,864
4.000%	09/01/40	871	934,584
4.000%	04/01/41	8	8,860
4.000%	12/01/42	154	162,062
4.000%	04/01/44	324	349,030
4.000%	07/01/44	144	154,275
4.000%	02/01/45	30	32,026
4.000%	02/01/45	71	74,570
4.000%	09/01/45	501	528,538
4.000%	12/01/45	106	111,642
4.000%	12/01/45	124	130,555
4.000%	07/01/46	504	536,554
4.000%	08/01/46	262	279,047
4.000%	09/01/46	39	41,792
4.000%	10/01/46	83	88,090
4.000%	06/01/47	1,623	1,727,572
4.000%	08/01/47	761	802,966
4.500%	08/01/39	374	408,298
4.500%	12/01/39	107	117,026
4.500%	07/01/40	33	35,586
4.500%	05/01/41	316	343,770
4.500%	05/01/41	357	387,666
4.500%	05/01/42	580	632,427
4.500%	11/01/43	593	643,391
4.500%	12/01/43	775	843,100
4.500%	08/01/44	149	161,962
4.500%	04/01/47	1,644	1,761,851
4.500%	05/01/47	644	699,333
4.500%	07/01/47	816	878,192
4.500%	07/01/47	2,337	2,536,682
4.500%	08/01/47	374	398,096
4.500%	10/01/47	401	426,923
4.500%	12/01/47	248	263,854
4.500%	02/01/48	195	206,798
4.500%	07/01/48	5,008	5,436,344
4.500%	08/01/48	2,116	2,288,937
4.500%	08/01/48	7,364	7,967,136
4.500%	09/01/48	2,942	3,110,661
4.500%	01/01/49	6,461	6,841,158
4.500%	04/01/49	1,457	1,564,040
5.000%	11/01/41	2,063	2,276,157
5.000%	07/01/48	9,936	10,656,734
5.500%	02/01/35	47	53,088
5.500%	06/01/36	13	14,430
5.500%	10/01/36	9	10,082
5.500%	10/01/36	19	20,976
5.500%	12/01/36	8	8,748
5.500%	12/01/36	10	11,008
5.500%	12/01/36	23	26,169

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	03/01/37	7	$7,388
5.500%	04/01/37	11	12,153
5.500%	01/01/38	1	1,646
5.500%	01/01/38	9	10,408
5.500%	02/01/38	1	1,658
5.500%	02/01/38	1,413	1,581,681
5.500%	04/01/38	1,014	1,135,444
5.500%	05/01/38	275	307,758
5.500%	06/01/38	264	295,175
5.500%	07/01/38	394	440,785
5.500%	08/01/38	226	253,493
5.500%	08/01/38	393	440,056
5.500%	01/01/39	484	542,055
6.000%	01/01/27	144	157,905
6.000%	12/01/28	2	1,864
6.000%	01/01/32	1	963
6.000%	11/01/32	2	2,130
6.000%	03/01/33	7	7,499
6.000%	11/01/33	6	6,474
6.000%	02/01/34	182	206,336
6.000%	12/01/34	6	6,363
6.000%	01/01/36	26	29,928
6.000%	03/01/36	1	1,522
6.000%	04/01/36	27	31,218
6.000%	08/01/36	15	17,093
6.000%	11/01/36	17	18,459
6.000%	12/01/36	749	857,190
6.000%	03/01/37	1	719
6.000%	04/01/37	1	832
6.000%	05/01/37	10	11,265
6.000%	07/01/37	2	1,900
6.000%	08/01/37	21	24,046
6.000%	09/01/37	1	1,501
6.000%	09/01/37	7	7,731
6.000%	10/01/37	1	763
6.000%	10/01/37	5	6,169
6.000%	10/01/37	12	13,229
6.000%	10/01/37	25	28,387
6.000%	11/01/37	269	306,930
6.000%	11/01/37	1,894	2,168,863
6.000%	12/01/37	2	2,321
6.000%	01/01/38	3	3,364
6.000%	01/01/38	14	15,694
6.000%	01/01/38	14	16,519
6.000%	01/01/38	15	17,427
6.000%	01/01/38	16	18,492
6.000%	01/01/38	30	34,816
6.000%	04/01/38	6	6,599
6.000%	04/01/38	30	33,465
6.000%	06/01/38	1	904
6.000%	07/01/38	42	48,123
6.000%	08/01/38	2	2,124
6.000%	08/01/38	3	2,762
6.000%	08/01/38	5	5,818
6.000%	08/01/38	269	310,354
6.000%	09/01/38	1	661
6.000%	09/01/38	13	15,118
6.000%	10/01/38	9	9,960

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	11/01/38	3	$3,413
6.000%	01/01/39	803	917,123
6.000%	08/01/39	5	4,839
6.000%	09/01/39	1	561
6.000%	10/01/39	17	18,083
6.000%	03/01/40	10	11,906
6.000%	04/01/40	292	314,192
6.000%	05/01/40	2	1,835
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.801% (Cap 9.294%, Floor 1.801%)
3.801%(c)	11/01/35	68	69,772
Federal National Mortgage Assoc.
2.000%	10/01/31	122	120,932
2.000%	11/01/31	37	37,072
2.000%	11/01/31	192	190,919
2.000%	11/01/31	578	572,857
2.000%	11/01/31	734	728,027
2.000%	12/01/31	164	162,494
2.000%	03/01/32	969	961,383
2.500%	TBA	1,106	1,115,877
2.500%	TBA	21,838	21,592,999
2.500%	09/01/27	35	35,300
2.500%	09/01/27	49	49,488
2.500%	02/01/28	14	14,140
2.500%	04/01/28	28	27,957
2.500%	08/01/28	71	71,745
2.500%	02/01/30	7	7,261
2.500%	02/01/30	9	8,918
2.500%	02/01/30	28	28,091
2.500%	03/01/30	69	69,870
2.500%	04/01/30	128	129,786
2.500%	05/01/30	270	273,790
2.500%	07/01/30	37	37,051
2.500%	07/01/30	124	125,768
2.500%	07/01/30	212	214,903
2.500%	08/01/30	86	86,564
2.500%	08/01/30	219	222,088
2.500%	08/01/30	289	292,512
2.500%	08/01/30	543	550,039
2.500%	09/01/30	256	259,515
2.500%	09/01/30	328	332,523
2.500%	11/01/30	21	21,485
2.500%	11/01/30	301	304,377
2.500%	11/01/30	306	309,846
2.500%	11/01/30	324	327,608
2.500%	11/01/30	324	328,454
2.500%	03/01/31	50	50,440
2.500%	06/01/31	413	418,560
2.500%	07/01/31	198	200,125
2.500%	08/01/31	34	34,185
2.500%	10/01/31	336	340,008
2.500%	10/01/31	492	498,564
2.500%	10/01/31	708	717,910
2.500%	10/01/31	862	872,852
2.500%	11/01/31	28	28,747
2.500%	11/01/31	31	31,478
2.500%	11/01/31	72	72,700
2.500%	11/01/31	144	145,787

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	11/01/31	276	$280,058
2.500%	11/01/31	473	479,462
2.500%	11/01/31	652	660,373
2.500%	02/01/32	54	54,463
2.500%	03/01/32	172	174,485
2.500%	03/01/32	436	441,594
2.500%	03/01/32	469	474,887
2.500%	08/01/32	1,300	1,316,070
2.500%	02/01/33	2,386	2,415,735
2.500%	08/01/46	98	98,166
2.500%	08/01/46	2,119	2,112,084
2.500%	12/01/49	14,093	13,938,649
2.500%	01/01/57	2,078	2,043,026
2.500%	08/01/58	4,528	4,429,840
2.880%	12/01/27	560	579,441
2.900%	12/01/27	1,505	1,559,110
2.950%	11/01/27	1,170	1,215,682
3.000%	TBA	8,506	8,717,799
3.000%	TBA	29,968	30,389,610
3.000%	04/01/28	91	94,213
3.000%	05/01/28	97	99,376
3.000%	10/01/28	15	15,694
3.000%	10/01/28	138	141,643
3.000%	11/01/28	16	16,978
3.000%	10/01/29	252	259,645
3.000%	03/01/30	420	432,743
3.000%	04/01/30	340	350,128
3.000%	04/01/30	4,693	4,842,955
3.000%	05/01/30	203	209,481
3.000%	05/01/30	318	328,262
3.000%	07/01/30	47	48,372
3.000%	07/01/30	80	82,495
3.000%	07/01/30	270	278,749
3.000%	08/01/30	40	41,367
3.000%	08/01/30	70	71,930
3.000%	08/01/30	76	78,113
3.000%	08/01/30	356	367,519
3.000%	08/01/30	414	427,004
3.000%	08/01/30	462	476,054
3.000%	08/01/30	525	542,150
3.000%	08/01/30	961	992,211
3.000%	08/01/30	1,855	1,914,922
3.000%	09/01/30	43	44,251
3.000%	09/01/30	148	152,996
3.000%	09/01/30	288	296,976
3.000%	09/01/31	250	257,568
3.000%	02/01/32	282	289,749
3.000%	10/01/36	56	57,878
3.000%	11/01/36	168	173,687
3.000%	11/01/36	416	431,102
3.000%	12/01/36	376	389,186
3.000%	12/01/36	481	499,401
3.000%	11/01/39	641	655,421
3.000%	10/01/42	1,307	1,348,802
3.000%	12/01/42	1,163	1,199,378
3.000%	01/01/43	1,497	1,544,007
3.000%	02/01/43	227	234,240
3.000%	03/01/43	226	233,910

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	06/01/43	8,936	$9,233,923
3.000%	07/01/43	642	660,324
3.000%	08/01/43	26	26,643
3.000%	08/01/43	519	534,431
3.000%	11/01/44	6,765	7,008,204
3.000%	02/01/45	475	490,972
3.000%	03/01/45	238	246,404
3.000%	03/01/45	1,075	1,114,722
3.000%	04/01/45	191	197,569
3.000%	04/01/45	227	234,902
3.000%	04/01/45	289	298,739
3.000%	05/01/45	249	254,575
3.000%	05/01/45	327	338,405
3.000%	05/01/45	3,531	3,644,879
3.000%	07/01/45	201	208,353
3.000%	07/01/45	2,001	2,066,059
3.000%	07/01/45	12,080	12,491,847
3.000%	05/01/46	381	389,898
3.000%	05/01/46	731	748,396
3.000%	06/01/46	99	101,927
3.000%	06/01/46	104	106,677
3.000%	06/01/46	444	459,938
3.000%	06/01/46	793	819,210
3.000%	07/01/46	696	712,717
3.000%	08/01/46	105	108,519
3.000%	08/01/46	648	663,161
3.000%	09/01/46	575	594,785
3.000%	09/01/46	1,071	1,105,964
3.000%	09/01/46	1,702	1,742,077
3.000%	10/01/46	498	510,117
3.000%	11/01/46	102	104,984
3.000%	11/01/46	285	294,488
3.000%	11/01/46	1,762	1,816,782
3.000%	01/01/47	203	209,940
3.000%	01/01/47	284	290,447
3.000%	01/01/47	370	379,041
3.000%	01/01/47	658	673,916
3.000%	02/01/47	103	106,778
3.000%	02/01/47	389	397,627
3.000%	02/01/47	407	419,650
3.000%	02/01/47	1,062	1,086,838
3.000%	03/01/47	647	664,555
3.000%	03/01/47	773	791,424
3.000%	03/01/47	796	820,998
3.000%	11/01/47	145	148,154
3.000%	04/01/48	581	587,083
3.000%	09/01/49	24,687	25,041,643
3.000%	11/01/49	4,176	4,236,061
3.000%	12/01/49	1,850	1,876,551
3.015%	07/01/28	370	385,597
3.340%	03/01/29	1,149	1,224,043
3.500%	TBA	46,892	48,235,085
3.500%	TBA	34,200	35,171,227
3.500%	11/01/27	52	54,548
3.500%	11/01/28	417	435,476
3.500%	12/01/28	198	207,009
3.500%	12/01/28	226	235,721
3.500%	12/01/28	1,445	1,503,977

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	12/01/28	2,291	$2,394,338
3.500%	02/01/29	627	655,068
3.500%	02/01/29	1,252	1,308,307
3.500%	03/01/29	457	476,513
3.500%	07/01/29	658	687,233
3.500%	08/01/30	63	65,326
3.500%	08/01/30	293	307,274
3.500%	01/01/42	126	133,252
3.500%	04/01/42	55	57,743
3.500%	04/01/42	150	158,377
3.500%	05/01/42	25	26,102
3.500%	06/01/42	26	26,814
3.500%	06/01/42	40	42,537
3.500%	07/01/42	59	62,525
3.500%	08/01/42	93	97,383
3.500%	10/01/42	448	472,077
3.500%	12/01/42	108	113,489
3.500%	12/01/42	439	463,012
3.500%	03/01/43	17	17,771
3.500%	03/01/43	20	20,706
3.500%	03/01/43	35	36,579
3.500%	03/01/43	43	45,580
3.500%	03/01/43	636	669,215
3.500%	04/01/43	24	25,029
3.500%	05/01/43	36	38,225
3.500%	05/01/43	94	99,654
3.500%	06/01/43	112	117,945
3.500%	07/01/43	65	68,815
3.500%	07/01/43	160	168,366
3.500%	07/01/43	422	444,149
3.500%	07/01/43	598	634,516
3.500%	11/01/43	1,099	1,156,726
3.500%	05/01/44	2,102	2,240,606
3.500%	02/01/45	485	510,763
3.500%	07/01/45	414	441,728
3.500%	07/01/45	1,147	1,206,980
3.500%	10/01/45	230	240,116
3.500%	11/01/45	93	99,395
3.500%	11/01/45	1,510	1,604,613
3.500%	12/01/45	393	419,303
3.500%	03/01/46	518	544,266
3.500%	03/01/46	1,024	1,070,563
3.500%	04/01/46	180	187,373
3.500%	04/01/46	210	223,057
3.500%	05/01/46	322	338,252
3.500%	06/01/46	63	67,236
3.500%	06/01/46	1,419	1,489,956
3.500%	07/01/46	307	319,691
3.500%	08/01/46	761	799,159
3.500%	09/01/46	22	22,756
3.500%	09/01/46	697	734,928
3.500%	11/01/46	35	37,230
3.500%	11/01/46	43	44,865
3.500%	11/01/46	101	106,563
3.500%	11/01/46	548	581,134
3.500%	11/01/46	702	747,151
3.500%	12/01/46	115	121,734
3.500%	12/01/46	1,381	1,460,639

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	01/01/47	121	$127,515
3.500%	01/01/47	247	260,536
3.500%	01/01/47	292	311,373
3.500%	01/01/47	800	851,284
3.500%	01/01/47	2,064	2,197,203
3.500%	02/01/47	139	147,417
3.500%	03/01/47	113	119,170
3.500%	05/01/47	202	215,389
3.500%	05/01/47	782	824,060
3.500%	06/01/47	604	638,255
3.500%	07/01/47	248	260,021
3.500%	07/01/47	417	440,485
3.500%	09/01/47	97	102,185
3.500%	09/01/47	252	267,339
3.500%	11/01/47	104	110,410
3.500%	11/01/47	637	677,645
3.500%	11/01/47	902	939,721
3.500%	12/01/47	51	54,015
3.500%	12/01/47	692	736,240
3.500%	12/01/47	794	845,072
3.500%	12/01/47	3,467	3,652,905
3.500%	01/01/48	52	54,594
3.500%	01/01/48	81	85,340
3.500%	01/01/48	135	143,940
3.500%	01/01/48	266	282,295
3.500%	01/01/48	1,281	1,354,428
3.500%	01/01/48	1,441	1,532,663
3.500%	07/01/49	1,029	1,058,767
3.550%	02/01/30	1,800	1,943,391
4.000%	TBA	233,111	242,463,413
4.000%	TBA	90,770	94,453,986
4.000%	05/01/29	4	3,927
4.000%	10/01/30	14	14,568
4.000%	10/01/31	403	428,201
4.000%	10/01/33	582	614,638
4.000%	10/01/33	684	723,254
4.000%	10/01/33	689	730,144
4.000%	10/01/33	799	847,055
4.000%	11/01/33	4,786	5,092,353
4.000%	01/01/36	477	500,949
4.000%	05/01/39	24	25,566
4.000%	07/01/39	562	598,149
4.000%	07/01/40	531	568,803
4.000%	08/01/40	13	13,898
4.000%	08/01/40	947	1,015,247
4.000%	10/01/40	42	45,126
4.000%	11/01/40	170	182,300
4.000%	12/01/40	115	122,961
4.000%	12/01/40	772	827,367
4.000%	01/01/41	216	231,489
4.000%	04/01/41	70	75,202
4.000%	09/01/41	181	194,162
4.000%	09/01/41	1,188	1,270,875
4.000%	09/01/41	2,054	2,198,590
4.000%	10/01/41	127	136,224
4.000%	12/01/41	148	160,580
4.000%	12/01/41	454	491,437
4.000%	02/01/42	423	453,019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	04/01/42	114	$121,836
4.000%	05/01/42	293	314,079
4.000%	05/01/42	810	866,708
4.000%	06/01/42	251	269,188
4.000%	07/01/42	171	182,880
4.000%	07/01/42	575	622,578
4.000%	08/01/42	134	143,038
4.000%	09/01/42	91	96,913
4.000%	09/01/42	238	255,204
4.000%	12/01/42	317	338,783
4.000%	12/01/42	677	733,284
4.000%	01/01/43	423	452,980
4.000%	03/01/43	153	164,176
4.000%	10/01/43	313	334,873
4.000%	10/01/43	1,373	1,469,330
4.000%	01/01/44	812	877,459
4.000%	02/01/44	4,910	5,364,310
4.000%	03/01/44	175	188,232
4.000%	07/01/44	93	97,325
4.000%	08/01/44	620	678,343
4.000%	12/01/44	31	34,394
4.000%	12/01/44	32	35,152
4.000%	12/01/44	546	591,131
4.000%	12/01/44	568	614,938
4.000%	02/01/45	58	63,368
4.000%	02/01/45	250	263,366
4.000%	02/01/45	490	528,205
4.000%	03/01/45	46	49,557
4.000%	03/01/45	52	57,381
4.000%	03/01/45	272	288,308
4.000%	05/01/45	91	95,703
4.000%	05/01/45	493	539,362
4.000%	08/01/45	270	286,446
4.000%	10/01/45	111	117,080
4.000%	10/01/45	114	120,263
4.000%	10/01/45	118	123,737
4.000%	10/01/45	123	130,045
4.000%	10/01/45	125	131,361
4.000%	10/01/45	274	299,703
4.000%	10/01/45	372	402,384
4.000%	11/01/45	389	410,638
4.000%	11/01/45	561	590,363
4.000%	12/01/45	172	180,229
4.000%	12/01/45	319	336,513
4.000%	12/01/45	354	371,800
4.000%	12/01/45	1,027	1,090,751
4.000%	01/01/46	160	169,284
4.000%	01/01/46	413	435,988
4.000%	02/01/46	139	146,988
4.000%	02/01/46	217	229,637
4.000%	06/01/46	142	152,900
4.000%	06/01/46	1,846	1,956,782
4.000%	11/01/46	212	231,546
4.000%	11/01/46	339	364,308
4.000%	11/01/46	973	1,042,084
4.000%	01/01/47	312	340,378
4.000%	05/01/47	588	625,523
4.000%	06/01/47	875	940,096

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	06/01/47	1,900		$2,021,460
4.000%	07/01/47	249		261,861
4.000%	07/01/47	787		835,556
4.000%	07/01/47	1,003		1,072,627
4.000%	08/01/47	884		940,530
4.000%	08/01/47	1,048		1,120,504
4.000%	10/01/47	230		241,348
4.000%	12/01/47	275		289,147
4.000%	03/01/48	1,207		1,308,916
4.000%	04/01/48	129		139,766
4.000%	04/01/48	137		147,483
4.000%	05/01/48	922		959,998
4.000%	06/01/48	264		275,296
4.000%	08/01/48	127		135,873
4.000%	08/01/48	210		222,110
4.000%	08/01/48	274		293,275
4.000%	08/01/48	324		343,173
4.000%	08/01/48	520		554,205
4.000%	07/01/49	3,017		3,138,622
4.000%	08/01/49	753		783,677
4.500%	TBA	3,100		3,197,080
4.500%	TBA	46,513		48,974,468
4.500%	TBA	19,020		20,038,331
4.500%	05/01/22	1		1,076
4.500%	07/01/22	—	(r)	159
4.500%	04/01/24	23		23,748
4.500%	08/01/24	2		2,054
4.500%	09/01/24	1		860
4.500%	09/01/24	2		1,707
4.500%	12/01/24	12		12,546
4.500%	02/01/25	4		4,393
4.500%	03/01/25	1		1,149
4.500%	03/01/25	13		13,682
4.500%	04/01/25	1		1,478
4.500%	04/01/25	2		2,209
4.500%	04/01/25	5		4,777
4.500%	04/01/25	9		9,587
4.500%	04/01/25	22		23,224
4.500%	05/01/25	2		2,051
4.500%	05/01/25	4		3,966
4.500%	07/01/25	23		24,237
4.500%	09/01/25	1		652
4.500%	09/01/25	3		2,951
4.500%	11/01/35	13		13,700
4.500%	05/01/37	4		3,796
4.500%	04/01/39	6		6,293
4.500%	04/01/39	9		10,058
4.500%	06/01/39	26		27,945
4.500%	08/01/39	66		72,397
4.500%	06/01/40	76		82,172
4.500%	07/01/40	176		191,667
4.500%	08/01/40	34		37,381
4.500%	11/01/40	314		341,590
4.500%	01/01/41	62		66,918
4.500%	03/01/41	21		22,761
4.500%	04/01/41	4		4,790
4.500%	05/01/41	6		6,368
4.500%	05/01/41	7		7,430

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	07/01/41	33	$35,674
4.500%	07/01/41	99	107,343
4.500%	08/01/41	212	229,877
4.500%	09/01/41	48	52,490
4.500%	10/01/41	23	25,173
4.500%	10/01/41	48	51,684
4.500%	01/01/42	11	11,757
4.500%	06/01/42	14	15,022
4.500%	09/01/42	598	651,701
4.500%	11/01/42	84	91,389
4.500%	10/01/43	604	654,384
4.500%	11/01/43	1,701	1,895,061
4.500%	03/01/44	839	906,057
4.500%	05/01/44	310	338,886
4.500%	06/01/44	3,359	3,654,515
4.500%	01/01/45	660	713,066
4.500%	05/01/45	650	697,840
4.500%	07/01/45	975	1,067,867
4.500%	09/01/45	212	233,605
4.500%	11/01/45	31	33,724
4.500%	11/01/45	147	162,175
4.500%	11/01/45	1,251	1,361,614
4.500%	12/01/45	471	510,696
4.500%	07/01/46	2,396	2,675,553
4.500%	08/01/46	429	459,582
4.500%	01/01/47	122	130,446
4.500%	08/01/47	465	494,859
4.500%	09/01/47	43	46,058
4.500%	10/01/47	35	38,036
4.500%	10/01/47	70	74,004
4.500%	10/01/47	201	217,857
4.500%	11/01/47	24	26,154
4.500%	11/01/47	903	971,178
4.500%	11/01/47	1,610	1,732,491
4.500%	11/01/47	1,796	1,912,712
4.500%	12/01/47	31	33,431
4.500%	12/01/47	177	188,732
4.500%	01/01/48	2,232	2,401,750
4.500%	02/01/48	61	64,526
4.500%	03/01/48	51	54,096
4.500%	03/01/48	62	65,769
4.500%	04/01/48	375	414,527
4.500%	05/01/48	57	59,987
4.500%	05/01/48	2,277	2,474,480
4.500%	05/01/48	4,425	4,783,672
4.500%	05/01/48	7,458	8,063,384
4.500%	07/01/48	34	36,326
4.500%	07/01/48	40	42,663
4.500%	07/01/48	211	232,604
4.500%	08/01/48	1,632	1,764,343
4.500%	09/01/48	1,536	1,644,281
4.500%	11/01/48	1,460	1,566,357
4.500%	02/01/49	5,049	5,459,139
4.500%	02/01/49	8,554	9,448,123
4.500%	05/01/49	7,003	7,743,274
5.000%	02/01/35	2,164	2,396,655
5.000%	08/01/35	4	4,050
5.000%	09/01/35	14	15,583

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	09/01/35	99		$108,528
5.000%	10/01/35	4		4,321
5.000%	03/01/36	4		4,350
5.000%	12/01/36	6		6,253
5.000%	06/01/37	8		8,998
5.000%	01/01/38	9		9,892
5.000%	12/01/39	7		7,227
5.000%	01/01/40	5		5,816
5.000%	05/01/40	7		7,208
5.000%	05/01/40	37		40,798
5.000%	01/01/41	10		11,538
5.000%	04/01/41	6		6,583
5.000%	05/01/41	6		6,243
5.000%	07/01/41	2,611		2,878,565
5.000%	01/01/42	8		9,197
5.000%	12/01/43	4,075		4,493,789
5.500%	TBA	965		1,039,054
5.500%	06/01/21	1		678
5.500%	06/01/21	3		3,237
5.500%	09/01/21	3		2,664
5.500%	01/01/22	4		3,537
5.500%	03/01/22	3		3,474
5.500%	04/01/22	11		11,158
5.500%	11/01/22	—	(r)	270
5.500%	12/01/22	—	(r)	273
5.500%	12/01/22	—	(r)	307
5.500%	04/01/24	5		4,806
5.500%	06/01/24	10		10,602
5.500%	09/01/27	—	(r)	484
5.500%	07/01/28	11		11,406
5.500%	04/01/30	31		33,431
5.500%	12/01/30	1		578
5.500%	11/01/32	1		967
5.500%	12/01/32	5		5,920
5.500%	01/01/33	29		32,653
5.500%	01/01/33	41		46,142
5.500%	04/01/33	—	(r)	379
5.500%	04/01/33	25		28,213
5.500%	06/01/33	1		1,128
5.500%	07/01/33	15		17,219
5.500%	09/01/33	4		4,183
5.500%	09/01/33	10		11,052
5.500%	10/01/33	22		24,574
5.500%	11/01/33	2		2,309
5.500%	11/01/33	3		2,947
5.500%	11/01/33	4		4,260
5.500%	11/01/33	12		13,129
5.500%	11/01/33	13		14,529
5.500%	11/01/33	14		15,567
5.500%	12/01/33	2		2,135
5.500%	12/01/33	18		19,986
5.500%	01/01/34	2		2,612
5.500%	01/01/34	8		8,690
5.500%	02/01/34	2		2,258
5.500%	02/01/34	3		3,742
5.500%	02/01/34	20		22,857
5.500%	03/01/34	3		3,308
5.500%	03/01/34	20		21,968

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	04/01/34	2		$2,331
5.500%	07/01/34	—	(r)	529
5.500%	07/01/34	20		22,708
5.500%	09/01/34	12		13,369
5.500%	11/01/34	3		3,880
5.500%	12/01/34	1		1,320
5.500%	12/01/34	2		2,734
5.500%	12/01/34	4		4,858
5.500%	12/01/34	10		11,473
5.500%	02/01/35	1		1,188
5.500%	02/01/35	7		7,737
5.500%	02/01/35	26		28,589
5.500%	03/01/35	9		9,676
5.500%	03/01/35	27		30,408
5.500%	03/01/35	29		32,919
5.500%	03/01/35	31		34,368
5.500%	04/01/35	2		2,774
5.500%	04/01/35	20		21,874
5.500%	05/01/35	2		2,564
5.500%	05/01/35	9		9,897
5.500%	06/01/35	4		4,183
5.500%	07/01/35	7		7,605
5.500%	09/01/35	6		6,475
5.500%	09/01/35	21		23,100
5.500%	10/01/35	4		4,368
5.500%	10/01/35	7		7,486
5.500%	10/01/35	7		8,287
5.500%	10/01/35	13		14,497
5.500%	10/01/35	20		22,716
5.500%	10/01/35	24		27,003
5.500%	11/01/35	1		733
5.500%	11/01/35	1		903
5.500%	11/01/35	19		21,366
5.500%	12/01/35	1		612
5.500%	12/01/35	1		744
5.500%	12/01/35	1		1,243
5.500%	12/01/35	2		2,140
5.500%	12/01/35	2		2,473
5.500%	12/01/35	16		17,509
5.500%	12/01/35	19		21,239
5.500%	12/01/35	38		42,425
5.500%	01/01/36	4		4,186
5.500%	02/01/36	1		1,264
5.500%	03/01/36	3		2,839
5.500%	03/01/36	7		8,295
5.500%	03/01/36	22		24,760
5.500%	05/01/36	—	(r)	272
5.500%	07/01/36	2		1,706
5.500%	07/01/36	6		7,010
5.500%	08/01/36	3		3,400
5.500%	11/01/36	5		6,025
5.500%	01/01/37	22		24,358
5.500%	02/01/37	19		20,965
5.500%	04/01/37	21		23,790
5.500%	06/01/37	6		7,098
5.500%	06/01/37	8		8,752
5.500%	08/01/37	1		1,567
5.500%	08/01/37	2		2,413

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	08/01/37	11		$12,088
5.500%	08/01/37	19		21,191
5.500%	03/01/38	26		29,426
5.500%	12/01/38	8		9,481
5.500%	01/01/39	95		106,482
5.500%	09/01/39	11		12,838
5.500%	12/01/39	122		135,919
5.500%	06/01/40	24		27,271
6.000%	09/01/21	8		8,228
6.000%	11/01/28	1		1,370
6.000%	02/01/29	1		1,112
6.000%	03/01/32	1		1,159
6.000%	05/01/33	—	(r)	499
6.000%	01/01/34	21		24,039
6.000%	11/01/35	8		8,445
6.000%	12/01/35	3		2,958
6.000%	03/01/36	—	(r)	504
6.000%	04/01/36	8		8,858
6.000%	06/01/36	—	(r)	274
6.000%	06/01/36	—	(r)	488
6.000%	07/01/36	—	(r)	390
6.000%	07/01/36	6		6,258
6.000%	08/01/36	—	(r)	196
6.000%	08/01/36	—	(r)	428
6.000%	08/01/36	4		3,891
6.000%	08/01/36	6		6,763
6.000%	08/01/36	21		24,076
6.000%	09/01/36	—	(r)	417
6.000%	09/01/36	1		667
6.000%	09/01/36	2		2,069
6.000%	09/01/36	2		2,170
6.000%	09/01/36	2		2,199
6.000%	09/01/36	6		7,019
6.000%	09/01/36	22		24,065
6.000%	10/01/36	2		1,977
6.000%	10/01/36	12		12,829
6.000%	10/01/36	13		14,722
6.000%	11/01/36	—	(r)	478
6.000%	11/01/36	1		1,151
6.000%	11/01/36	2		2,216
6.000%	11/01/36	3		3,212
6.000%	11/01/36	6		6,420
6.000%	11/01/36	14		16,401
6.000%	11/01/36	19		21,132
6.000%	12/01/36	—	(r)	111
6.000%	12/01/36	—	(r)	301
6.000%	12/01/36	—	(r)	342
6.000%	12/01/36	1		1,160
6.000%	12/01/36	6		6,045
6.000%	12/01/36	11		11,611
6.000%	12/01/36	12		13,552
6.000%	12/01/36	15		15,783
6.000%	01/01/37	1		1,053
6.000%	01/01/37	1		1,126
6.000%	01/01/37	10		11,246
6.000%	01/01/37	18		20,182
6.000%	01/01/37	19		21,135
6.000%	01/01/37	2,162		2,457,104

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	02/01/37	16		$18,855
6.000%	02/01/37	326		372,203
6.000%	03/01/37	—	(r)	415
6.000%	03/01/37	18		20,991
6.000%	03/01/37	27		30,975
6.000%	03/01/37	81		87,494
6.000%	05/01/37	3		3,082
6.000%	05/01/37	5		4,877
6.000%	05/01/37	15		17,368
6.000%	05/01/37	17		19,724
6.000%	05/01/37	32		34,775
6.000%	06/01/37	7		7,893
6.000%	07/01/37	—	(r)	491
6.000%	08/01/37	1		1,366
6.000%	08/01/37	9		10,461
6.000%	08/01/37	14		15,979
6.000%	08/01/37	19		21,340
6.000%	10/01/37	1		727
6.000%	10/01/38	1		1,030
6.500%	10/01/36	988		1,154,528
Government National Mortgage Assoc.
2.500%	TBA	2,236		2,245,056
2.500%	11/20/49	354		355,885
2.500%	12/20/49	420		416,265
2.500%	12/20/49	530		532,332
2.500%	12/20/49	1,925		1,907,882
3.000%	TBA	30,911		31,748,379
3.000%	12/20/44	71		73,648
3.000%	02/15/45	619		641,904
3.000%	04/20/45	1,499		1,550,039
3.000%	06/20/45	3,803		3,931,455
3.000%	08/20/45	72		74,713
3.000%	10/20/45	506		523,333
3.000%	04/20/46	8,768		9,045,364
3.000%	05/20/46	62		64,030
3.000%	06/20/46	1,407		1,451,841
3.000%	07/20/46	2,850		2,940,021
3.000%	08/20/46	491		506,106
3.000%	09/20/46	5,436		5,608,172
3.000%	10/20/46	180		185,194
3.000%	11/20/46	145		149,107
3.000%	12/20/46	477		491,990
3.500%	TBA	39,270		40,494,236
3.500%	01/15/42	274		287,126
3.500%	04/15/43	463		487,589
3.500%	04/20/43	738		774,642
3.500%	05/20/43	445		467,506
3.500%	02/20/44	3,026		3,178,563
3.500%	03/20/45	97		100,903
3.500%	04/20/45	150		157,077
3.500%	05/20/45	333		347,182
3.500%	07/20/45	108		112,405
3.500%	08/20/45	141		147,476
3.500%	10/20/45	275		287,412
3.500%	11/20/45	99		103,323
3.500%	12/20/45	1,475		1,539,530
3.500%	01/20/46	308		321,850
3.500%	05/20/46	660		687,768

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	07/20/46	1,414	$1,474,079
3.500%	09/20/46	270	281,753
3.500%	10/20/46	139	146,356
3.500%	10/20/46	163	173,451
3.500%	10/20/46	176	186,413
3.500%	10/20/46	295	307,809
3.500%	10/20/46	383	402,496
3.500%	11/20/47	10,934	11,357,914
3.500%	03/20/48	161	167,126
3.500%	04/20/48	64	66,594
3.962%(cc)	06/20/62	258	260,598
3.990%(cc)	04/20/62	138	139,781
4.000%	TBA	20,120	20,826,011
4.000%	TBA	7,770	8,049,599
4.000%	04/20/39	24	25,951
4.000%	07/20/39	397	422,885
4.000%	10/20/40	430	459,005
4.000%	12/20/40	2,562	2,734,899
4.000%	01/20/41	72	77,158
4.000%	03/15/41	314	332,823
4.000%	10/20/46	79	83,222
4.000%	06/20/47	1,590	1,664,715
4.000%	11/20/47	1,836	1,921,450
4.000%	12/20/47	914	956,826
4.321%(cc)	05/20/63	669	678,301
4.351%(cc)	12/20/64	306	310,298
4.360%(cc)	04/20/62	97	101,344
4.444%(cc)	09/20/62	204	207,820
4.496%(cc)	05/20/63	800	809,768
4.500%	TBA	1,182	1,235,722
4.500%	TBA	10,000	10,644,000
4.500%	12/20/39	32	34,098
4.500%	01/20/40	40	42,579
4.500%	02/20/40	31	33,788
4.500%	05/20/40	272	292,519
4.500%	07/20/40	13	14,238
4.500%	09/20/40	15	15,872
4.500%	10/20/40	23	24,385
4.500%	07/20/41	142	153,057
4.500%	02/20/42	601	646,142
4.500%	03/15/47	164	179,605
4.500%	04/15/47	171	186,585
4.500%	04/15/47	249	273,596
4.500%	05/15/47	135	148,120
4.500%	09/20/48	841	882,788
4.500%	03/20/49	3,670	3,852,124
4.515%(cc)	10/20/64	884	917,250
4.523%(cc)	01/20/63	81	81,660
4.574%(cc)	12/20/64	4,724	5,042,847
4.575%(cc)	02/20/64	2,482	2,639,109
4.655%(cc)	08/20/64	3,130	3,342,429
4.688%(cc)	05/20/65	1,039	1,108,336
5.000%	TBA	3,003	3,161,009
5.000%	04/15/38	79	85,000
5.000%	08/15/38	157	173,212
5.000%	10/15/38	11	12,199
5.000%	10/15/38	555	609,829
5.000%	12/15/38	230	253,493

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	01/15/39		74	$79,310
5.000%	02/15/39		141	156,594
5.000%	02/15/39		150	163,692
5.000%	02/15/39		167	183,708
5.000%	02/15/39		605	650,612
5.000%	03/15/39		877	947,886
5.000%	04/15/39		185	199,362
5.000%	04/15/39		201	218,480
5.000%	05/15/39		150	162,518
5.000%	05/15/39		614	679,769
5.000%	11/15/39		349	376,771
5.000%	09/15/40		778	861,445
6.000%	05/15/37		7	7,218
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 0.708% (Cap 15.316%, Floor 0.708%)
2.497%(c)	05/20/66		697	701,512
Tennessee Valley Authority, Sr. Unsec’d. Notes
4.250%	09/15/65		7,255	9,401,743
4.625%	09/15/60		1,540	2,102,050
4.875%	01/15/48		1,315	1,789,594
5.250%	09/15/39		1,990	2,738,399

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,264,685,036)				1,279,947,490

U.S. TREASURY OBLIGATIONS — 18.5%
U.S. Treasury Bonds
2.250%	08/15/49		7,206	6,989,820
2.375%	11/15/49		1,857	1,850,907
2.875%	05/15/43		2,082	2,269,055
2.875%	11/15/46		2,001	2,195,159
3.000%	02/15/48		2,001	2,249,562
3.125%	02/15/43		2,082	2,361,769
3.125%	05/15/48		1,690	1,945,612
3.625%	08/15/43		2,082	2,554,028
3.750%	11/15/43		2,082	2,604,452
4.250%	05/15/39		543	714,639
4.375%	11/15/39		543	726,687
4.500%	08/15/39		543	736,953
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	10/15/24		18,210	18,323,058
0.250%	01/15/25	(h)	62,011	62,599,843
0.500%	04/15/24	(v)	188,828	191,972,521
0.875%	02/15/47		24,744	26,593,029
1.000%	02/15/46		35,651	39,327,431
1.000%	02/15/49		13,198	14,699,125
2.375%	01/15/25		8,813	9,828,140
U.S. Treasury Notes
1.125%	07/31/21		9,026	8,957,600
1.500%	01/31/22		8,020	8,006,216
1.500%	08/15/26		5,815	5,698,700
1.625%	08/15/29		16,785	16,352,262
1.750%	07/31/21		4,870	4,881,034
1.750%	04/30/22		7,617	7,644,373
1.750%	07/31/24		7,750	7,770,586
1.750%	12/31/24		19,980	20,034,633
1.750%	12/31/26		9,980	9,925,422
1.750%	11/15/29		10,865	10,700,327
2.000%	07/31/20		8,020	8,036,604

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.000%	02/15/25	5,017	$5,087,551
2.125%	12/31/22	4,010	4,069,210
2.125%	07/31/24	4,010	4,085,814
2.125%	05/15/25	4,414	4,502,625
2.250%	08/15/27	4,010	4,121,528
2.375%	05/15/29	19,875	20,657,578
2.500%	12/31/20	6,011	6,060,778
2.625%	02/15/29	250	264,961
2.750%	05/31/23	4,010	4,156,302
2.875%	08/15/28	15,092	16,266,346
3.125%	11/15/28	135,622	149,120,627

TOTAL U.S. TREASURY OBLIGATIONS (cost $699,556,904)			716,942,867

	Shares

COMMON STOCKS — 0.2%
Diversified Telecommunication Services — 0.0%
Intelsat SA*(a)	5,685	39,965

Energy Equipment & Services — 0.0%
Bristow Group, Inc.*^	3,761	136,788
Bristow Group, Inc.*^	1,131	41,134

		177,922

Entertainment — 0.0%
Sciplay Corp. (Class A Stock)*	6,864	84,359

Equity Real Estate Investment Trusts (REITs) — 0.0%
Gaming & Leisure Properties, Inc.	10,425	448,796
MGM Growth Properties LLC (Class A Stock)(a)	14,238	440,951
VICI Properties, Inc.(a)	16,247	415,111

		1,304,858

Food Products — 0.0%
Tyson Foods, Inc. (Class A Stock)	2,626	239,071

Health Care Providers & Services — 0.0%
HCA Healthcare, Inc.	3,473	513,344

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Corp.*	21,932	298,275
Eldorado Resorts, Inc.*(a)	15,691	935,811
Everi Holdings, Inc.*	12,064	162,020
Golden Entertainment, Inc.*	6,013	115,570
Target Hospitality Corp.*	3,716	18,580

		1,530,256

Household Durables — 0.0%
Century Communities, Inc.*	20,248	553,783
M/I Homes, Inc.*	2,818	110,888
Taylor Morrison Home Corp.*	17,950	392,387
William Lyon Homes (Class A Stock)*	15,853	316,743

		1,373,801

Independent Power & Renewable Electricity Producers — 0.0%
Vistra Energy Corp.	3,775	86,787

Media — 0.0%
Altice USA, Inc. (Class A Stock)*	22,618	618,376

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp.*(a)	235,501	$194,430
Rattler Midstream, MLP	34,448	612,830
Sunoco LP, MLP	28,951	885,900

		1,693,160

Real Estate Management & Development — 0.0%
Forestar Group, Inc.*	7,541	157,230

Specialty Retail — 0.0%
Party City Holdco, Inc.*	2,508	5,869

TOTAL COMMON STOCKS (cost $7,116,695)		7,824,998

PREFERRED STOCKS — 0.0%
Energy Equipment & Services
Bristow Group, Inc.^	972	35,352
Bristow Group, Inc., 144A^	2,300	83,651

TOTAL PREFERRED STOCKS (cost $159,199)		119,003

	Units

WARRANTS* — 0.0%
Hotels, Restaurants & Leisure
Target Hospitality Corp., expiring 03/05/24	1,429	743

(cost $2,072)
TOTAL LONG-TERM INVESTMENTS (cost $4,313,996,063)		4,400,857,322

	Shares

SHORT-TERM INVESTMENTS — 5.9%

AFFILIATED MUTUAL FUNDS — 3.3%
PGIM Core Ultra Short Bond Fund(w)	16,342,296	16,342,296
PGIM Institutional Money Market Fund (cost $112,792,007; includes $112,494,859 of cash collateral for securities on loan)(b)(w)	112,771,219	112,793,773

TOTAL AFFILIATED MUTUAL FUNDS (cost $129,134,303)		129,136,069

	Principal Amount (000)#

BORROWED BOND AGREEMENTS — 0.1%
Barclays Capital, Inc., (1.500)%, dated 11/26/19, open, due in the amount of $5,488	5	5,488
Barclays Capital, Inc., 1.000%, dated 10/10/19, open, due in the amount of $431,750	432	431,750
Barclays Capital, Inc., 1.000%, dated 12/24/19, open, due in the amount of $714,409	714	714,409
Barclays Capital, Inc., 1.450%, dated 12/04/19, open, due in the amount of $355,820	356	355,820

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

BORROWED BOND AGREEMENTS (continued)	Principal Amount (000)#	Value
Barclays Capital, Inc., 1.800%, dated 09/17/19, open, due in the amount of $59,675	60	$59,675
Citigroup Global Markets, Inc., 1.450%, dated 08/21/19, open, due in the amount of $58,506	58	58,506
Credit Suisse Securities (USA) LLC, 2.000%, dated 04/16/19, open, due in the amount of $457,050	457	457,050
RBC Capital Markets, LLC, (0.705)%, dated 11/26/19, open, due in the amount of $28,535	29	28,535
RBC Capital Markets, LLC, 1.850%, dated 09/03/19, open, due in the amount of $398,952 .	399	398,952
RBC Capital Markets, LLC, 1.850%, dated 09/03/19, open, due in the amount of $56,730	57	56,730

TOTAL BORROWED BOND AGREEMENTS (cost $2,566,915)		2,566,915

Interest Rate	Maturity Date

FOREIGN TREASURY OBLIGATIONS(n) — 1.2%
Japan Treasury Discount Bill
(0.140)%	03/09/20	JPY	2,533,150	23,320,940
(0.106)%	03/16/20	JPY	2,518,000	23,181,692

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $46,464,853)				46,502,632

U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 0.9%
Federal Home Loan Bank
0.000%	01/07/20		31,090	31,080,984
0.000%	01/15/20		4,660	4,657,046

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $35,742,462)				35,738,030

U.S. TREASURY OBLIGATIONS(n) — 0.3%
U.S. Treasury Bills
1.539%	06/18/20		10,000	9,928,198
1.562%	03/05/20		2,000	1,994,796

TOTAL U.S. TREASURY OBLIGATIONS (cost $11,922,783)				11,922,994

OPTIONS PURCHASED*~ — 0.1%
(cost $1,747,296)				1,274,934

TOTAL SHORT-TERM INVESTMENTS (cost $227,578,612)				227,141,574

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT, BORROWED BONDS, AND OPTIONS WRITTEN — 119.2% (cost $4,541,574,675)				4,627,998,896

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SECURITIES SOLD SHORT — (0.1)%

BORROWED BONDS(f) — (0.1)%
Cemex SAB de CV
5.450%	11/19/29	680	$(708,984)
Chesapeake Energy Corp.
8.000%	06/15/27	10	(5,927)
Chesapeake Energy Corp.
8.000%	06/15/27	52	(30,818)
Eskom Holdings SOC Ltd.
5.750%	01/26/21	348	(348,825)
Everi Payments, Inc.
7.500%	12/15/25	55	(58,988)
Southwestern Energy Co.
6.200%	01/23/25	454	(417,035)
Southwestern Energy Co.
7.500%	04/01/26	62	(57,389)
Southwestern Energy Co.
7.750%	10/01/27	440	(407,613)
Transocean, Inc.
5.800%	10/15/22	440	(424,688)
Transocean, Inc.
7.500%	01/15/26	62	(61,202)

TOTAL BORROWED BONDS (proceeds received $(2,641,289))			(2,521,469)

OPTIONS WRITTEN*~ — (0.0)% (premiums received $809,469)			(231,752)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT, BORROWED BONDS, AND OPTIONS WRITTEN — 119.1% (cost $4,538,123,917)			4,625,245,675
Liabilities in excess of other assets(z) — (19.1)%			(742,069,952)

NET ASSETS — 100.0%			$3,883,175,723

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $26,647,402 and 0.7% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $109,067,560; cash collateral of $112,494,859 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(f)	Represents collateral for Borrowed Bond Agreements.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(p)	Interest rate not available as of December 31, 2019.

(r)	Principal or notional amount is less than $500 par.
(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreements.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded Loan Commitments:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Connect Finco SARL, Initial Term Loan, 1 Month LIBOR + 4.250%, 3.145%, Maturity Date 12/11/2026 (cost $222,326)	225	$226,149	$3,823	$—

Forward Commitment Contracts

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	2.500%	TBA	02/28/20	(7,847)	$(7,913,116)
Federal National Mortgage Assoc.	3.500%	TBA	02/18/20	(3,446)	(3,570,801)
Federal National Mortgage Assoc.	4.000%	TBA	01/16/20	(6,720)	(7,009,027)
Federal National Mortgage Assoc.	5.000%	TBA	01/14/20	(1,012)	(1,081,892)
Federal National Mortgage Assoc.	6.000%	TBA	01/14/20	(7,642)	(8,423,973)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $27,959,861)					$(27,998,809)

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
1 Year Euro Dollar Mid-Curve Futures	Call	03/13/20	$99.00	963	2,408	$24,075
1 Year Euro Dollar Mid-Curve Futures	Call	03/13/20	$99.13	1,926	4,815	36,113

Total Exchange Traded (cost $621,978)						$60,188

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs TWD	Call	Bank of America, N.A.	01/21/20	30.60	—		1,160	$126
Currency Option USD vs ZAR	Call	Deutsche Bank AG	01/09/20	15.30	—		579	6
Currency Option USD vs ZAR	Call	Bank of America, N.A.	03/24/20	15.50	—		1,830	8,671
Currency Option USD vs ZAR	Call	Citibank, N.A.	03/24/20	17.00	—		915	795
Currency Option USD vs ZAR	Call	Deutsche Bank AG	03/31/20	14.65	—		869	13,178
Currency Option USD vs ZAR	Call	Citibank, N.A.	04/08/20	15.60	—		1,737	10,199
Currency Option EUR vs NOK	Put	Deutsche Bank AG	02/06/20	9.85	—	EUR	35	17,561

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Put	Deutsche Bank AG	01/17/20	3.96	—	692	$2,093
Currency Option USD vs BRL	Put	Morgan Stanley & Co. International PLC	01/17/20	4.10	—	923	20,593
Currency Option USD vs BRL	Put	Deutsche Bank AG	02/06/20	3.98	—	81	30,384
Currency Option USD vs BRL	Put	Citibank, N.A.	02/06/20	3.98	—	101	37,886
Currency Option USD vs BRL	Put	Citibank, N.A.	02/06/20	4.14	—	1,106	36,861
Currency Option USD vs BRL	Put	Credit Suisse International	02/06/20	4.18	—	931	38,934
Currency Option USD vs BRL	Put	Deutsche Bank AG	02/14/20	4.10	—	1,739	45,832
Currency Option USD vs BRL	Put	Citibank, N.A.	02/19/20	4.16	—	577	22,223
Currency Option USD vs BRL	Put	Citibank, N.A.	03/06/20	4.14	—	1,106	39,487
Currency Option USD vs CNH	Put	HSBC Bank PLC	01/23/20	6.90	—	77	13,057
Currency Option USD vs JPY	Put	Deutsche Bank AG	04/02/20	107.00	—	3,479	26,989
Currency Option USD vs JPY	Put	Citibank, N.A.	05/01/20	107.00	—	1,160	11,781
Currency Option USD vs KRW	Put	Deutsche Bank AG	01/14/20	1,178.00	—	1,160	24,093
Currency Option USD vs RUB	Put	Bank of America, N.A.	02/07/20	62.10	—	73	35,240
Currency Option USD vs RUB	Put	Bank of America, N.A.	02/14/20	61.10	—	93	20,319
Currency Option USD vs RUB	Put	Bank of America, N.A.	03/06/20	64.30	—	1,102	37,463
Currency Option USD vs TRY	Put	BNP Paribas S.A.	01/06/20	5.60	—	55	2
Currency Option USD vs TRY	Put	Bank of America, N.A.	01/06/20	5.60	—	19	1
Currency Option USD vs TRY	Put	BNP Paribas S.A.	01/10/20	5.67	—	70	165
Currency Option USD vs TRY	Put	BNP Paribas S.A.	01/10/20	5.67	—	116	273

Total OTC Traded (cost $354,614)							$494,212

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
10-Year Interest Rate Swap, 06/05/30	Call	Citibank, N.A.	06/03/20	1.71	1.71%(S)	3 Month LIBOR(Q)	13,432	$108,279
10-Year Interest Rate Swap, 06/05/30	Call	Citibank, N.A.	06/03/20	1.71	1.71%(S)	3 Month LIBOR(Q)	3,503	28,239
10-Year Interest Rate Swap, 01/31/30	Put	Morgan Stanley & Co. International PLC	01/29/20	2.00	3 Month LIBOR(Q)	2.00%(S)	25,013	78,423

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
10-Year Interest Rate Swap, 04/01/30	Put	Citibank, N.A.	03/30/20	2.30	3 Month LIBOR(Q)	2.30%(S)	21,899	$39,324
10-Year Interest Rate Swap, 04/01/30	Put	Bank of America, N.A.	03/30/20	2.30	3 Month LIBOR(Q)	2.30%(S)	7,300	13,108
10-Year Interest Rate Swap, 06/05/30	Put	Citibank, N.A.	06/03/20	1.71	3 Month LIBOR(Q)	1.71%(S)	13,432	359,425
10-Year Interest Rate Swap, 06/05/30	Put	Citibank, N.A.	06/03/20	1.71	3 Month LIBOR(Q)	1.71%(S)	3,503	93,736

Total OTC Swaptions (cost $770,704)								$720,534

Total Options Purchased (cost $1,747,296)								$1,274,934

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
3 Year Euro Dollar Mid-Curve Futures	Call	03/13/20	$98.88	963	2,408	$(30,094)
3 Year Euro Dollar Mid-Curve Futures	Call	03/13/20	$99.00	1,926	4,815	(36,113)

Total Exchange Traded (premiums received $607,329)						$(66,207)

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs CNH	Call	Bank of America, N.A.	02/14/20	7.85	—	EUR	833	$(6,755)
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	01/17/20	4.35	—		346	(30)
Currency Option USD vs BRL	Call	Credit Suisse International	02/06/20	4.35	—		465	(328)
Currency Option USD vs BRL	Call	Citibank, N.A.	02/19/20	4.35	—		346	(422)
Currency Option USD vs JPY	Call	Citibank, N.A.	02/05/20	109.00	—		348	(1,490)
Currency Option USD vs RUB	Call	Citibank, N.A.	01/20/20	62.60	—		813	(3,404)
Currency Option USD vs ZAR	Call	Citibank, N.A.	01/09/20	15.30	—		579	(6)
Currency Option USD vs ZAR	Call	Bank of America, N.A.	03/24/20	17.00	—		1,830	(1,590)
Currency Option USD vs ZAR	Call	Deutsche Bank AG	03/31/20	15.35	—		1,737	(11,396)
Currency Option USD vs ZAR	Call	Citibank, N.A.	04/08/20	17.00	—		1,737	(2,562)
Currency Option USD vs BRL	Put	Morgan Stanley & Co. International PLC	01/17/20	3.99	—		692	(3,655)
Currency Option USD vs BRL	Put	Citibank, N.A.	02/06/20	3.98	—		1,659	(13,644)
Currency Option USD vs BRL	Put	Credit Suisse International	02/06/20	4.06	—		1,396	(25,895)

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Put	Deutsche Bank AG	02/14/20	3.98	—	2,319	$(21,588)
Currency Option USD vs BRL	Put	Citibank, N.A.	03/06/20	3.98	—	1,659	(19,473)
Currency Option USD vs JPY	Put	Citibank, N.A.	02/05/20	108.00	—	348	(1,785)
Currency Option USD vs JPY	Put	Citibank, N.A.	05/01/20	104.00	—	1,160	(5,051)
Currency Option USD vs RUB	Put	Bank of America, N.A.	03/06/20	62.50	—	1,653	(22,534)
Currency Option USD vs ZAR	Put	Citibank, N.A.	01/09/20	14.45	—	579	(17,660)

Total OTC Traded (premiums received $107,022)							$(159,268)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
2-Year Interest Rate Swap, 01/31/22	Put	Morgan Stanley & Co. International PLC	01/29/20	1.86	1.86%(S)	3 Month LIBOR(Q)	125,065	$(6,277)

(premiums received $95,118)

Total Options Written (premiums received $809,469)								$(231,752)

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,455	2 Year U.S. Treasury Notes	Mar. 2020	$313,552,500	$(176,177)
305	5 Year U.S. Treasury Notes	Mar. 2020	36,175,861	53,110
232	10 Year U.S. Ultra Treasury Notes	Mar. 2020	32,643,126	(370,405)
766	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	139,148,687	(3,952,907)
851	Euro Schatz Index	Mar. 2020	106,820,787	(95,326)
101	Euro-BTP Italian Government Bond	Mar. 2020	16,139,536	(40,825)

				(4,582,530)

Short Positions:
95	10 Year Euro-Bund	Mar. 2020	18,167,670	186,459
75	10 Year U.K. Gilt	Mar. 2020	13,051,946	53,200
1,278	10 Year U.S. Treasury Notes	Mar. 2020	164,123,163	1,224,029
76	20 Year U.S. Treasury Bonds	Mar. 2020	11,848,875	65,947
13	30 Year Euro Buxl	Mar. 2020	2,892,797	67,717
10	S&P 500 E-Mini Index	Mar. 2020	1,615,550	(16,452)

				1,580,900

				$(3,001,630)

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 01/03/20	Citibank, N.A.	BRL	1,820	$435,000	$452,493	$17,493	$—
Expiring 01/03/20	Citibank, N.A.	BRL	1,480	347,500	367,961	20,461	—
Expiring 01/03/20	Citibank, N.A.	BRL	1,462	348,000	363,456	15,456	—
Expiring 01/03/20	Citibank, N.A.	BRL	1,414	348,000	351,441	3,441	—
Expiring 01/03/20	Deutsche Bank AG	BRL	7,109	1,741,000	1,767,088	26,088	—
Expiring 01/03/20	Deutsche Bank AG	BRL	1,475	347,500	366,700	19,200	—
Expiring 02/04/20	Citibank, N.A.	BRL	7,087	1,741,000	1,759,778	18,778	—
Expiring 02/04/20	Citibank, N.A.	BRL	2,894	711,000	718,669	7,669	—
Expiring 02/04/20	Morgan Stanley & Co. International PLC	BRL	2,350	579,000	583,520	4,520	—
Expiring 03/18/20	Bank of America, N.A.	BRL	23,634	5,771,000	5,856,187	85,187	—
Expiring 03/18/20	Deutsche Bank AG	BRL	23,989	5,810,000	5,944,279	134,279	—
Chinese Renminbi,
Expiring 01/08/20	Bank of America, N.A.	CNH	2,463	348,000	353,803	5,803	—
Expiring 01/08/20	UBS AG	CNH	2,450	348,000	351,939	3,939	—
Colombian Peso,
Expiring 01/22/20	BNP Paribas S.A.	COP	5,913,736	1,716,864	1,797,543	80,679	—
Expiring 01/22/20	BNP Paribas S.A.	COP	1,962,720	568,492	596,589	28,097	—
Expiring 01/22/20	BNP Paribas S.A.	COP	736,750	213,892	223,943	10,051	—
Expiring 01/22/20	Citibank, N.A.	COP	2,405,000	695,187	731,025	35,838	—
Expiring 01/24/20	JPMorgan Chase Bank, N.A.	COP	1,519,136	464,000	461,728	—	(2,272)
Euro,
Expiring 01/08/20	HSBC Bank PLC	EUR	420	465,578	471,349	5,771	—
Expiring 02/25/20	JPMorgan Chase Bank, N.A.	EUR	5,860	7,221,542	6,596,123	—	(625,419)
Japanese Yen,
Expiring 01/06/20	Bank of America, N.A.	JPY	37,736	348,000	347,424	—	(576)
Expiring 01/06/20	Morgan Stanley & Co. International PLC	JPY	49,957	461,000	459,937	—	(1,063)
Expiring 02/05/20	Morgan Stanley & Co. International PLC	JPY	40,747	375,000	375,759	759	—
Expiring 02/06/20	UBS AG	JPY	126,463	1,160,000	1,166,282	6,282	—
Expiring 03/16/20	JPMorgan Chase Bank, N.A.	JPY	780,270	7,230,077	7,212,193	—	(17,884)
Mexican Peso,
Expiring 01/03/20	Citibank, N.A.	MXN	9,035	463,000	477,677	14,677	—
Expiring 01/03/20	HSBC Bank PLC	MXN	9,103	465,000	481,242	16,242	—
Expiring 01/23/20	Bank of America, N.A.	MXN	8,808	463,000	464,240	1,240	—
Expiring 02/05/20	Bank of America, N.A.	MXN	49,982	2,581,141	2,629,076	47,935	—
Expiring 02/05/20	HSBC Bank PLC	MXN	15,242	777,577	801,736	24,159	—
Expiring 03/18/20	BNP Paribas S.A.	MXN	40,137	2,075,000	2,098,399	23,399	—
Expiring 03/18/20	Citibank, N.A.	MXN	113,515	5,800,000	5,934,692	134,692	—
Expiring 03/18/20	Citibank, N.A.	MXN	39,673	2,050,000	2,074,135	24,135	—
Expiring 03/18/20	Deutsche Bank AG	MXN	32,583	1,685,000	1,703,472	18,472	—
Russian Ruble,
Expiring 01/09/20	BNP Paribas S.A.	RUB	29,922	464,000	481,566	17,566	—
Expiring 01/09/20	Citibank, N.A.	RUB	8,619	134,000	138,712	4,712	—
Expiring 01/22/20	HSBC Bank PLC	RUB	39,464	611,203	634,109	22,906	—
Expiring 01/22/20	JPMorgan Chase Bank, N.A.	RUB	58,420	907,075	938,700	31,625	—
Expiring 02/18/20	Bank of America, N.A.	RUB	73,265	1,161,000	1,173,336	12,336	—
Expiring 03/18/20	Bank of America, N.A.	RUB	371,144	5,764,000	5,923,826	159,826	—
Expiring 03/18/20	Bank of America, N.A.	RUB	369,420	5,793,000	5,896,304	103,304	—
South African Rand,
Expiring 01/06/20	JPMorgan Chase Bank, N.A.	ZAR	13,055	928,000	931,367	3,367	—
South Korean Won,
Expiring 01/08/20	BNP Paribas S.A.	KRW	624,459	531,500	540,636	9,136	—
Expiring 01/08/20	Deutsche Bank AG	KRW	413,946	348,000	358,381	10,381	—

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
South Korean Won (continued),
Expiring 01/08/20	JPMorgan Chase Bank, N.A.	KRW	547,391	$461,000	$473,913	$12,913	$—

				$73,257,128	$73,832,728	1,222,814	(647,214)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 02/05/20	HSBC Bank PLC	AUD	800	$542,959	$561,908	$—	$(18,949)
Brazilian Real,
Expiring 01/03/20	Citibank, N.A.	BRL	7,078	1,741,000	1,759,212	—	(18,212)
Expiring 01/03/20	Citibank, N.A.	BRL	4,754	1,115,000	1,181,704	—	(66,704)
Expiring 01/03/20	Citibank, N.A.	BRL	2,890	711,000	718,438	—	(7,438)
Canadian Dollar,
Expiring 03/18/20	Bank of America, N.A.	CAD	6,023	4,634,000	4,639,368	—	(5,368)
Chinese Renminbi,
Expiring 01/08/20	Bank of America, N.A.	CNH	4,902	696,000	704,077	—	(8,077)
Colombian Peso,
Expiring 01/22/20	Credit Suisse International	COP	11,018,206	3,178,756	3,349,100	—	(170,344)
Expiring 01/24/20	Citibank, N.A.	COP	1,545,352	464,000	469,696	—	(5,696)
Euro,
Expiring 01/08/20	Bank of America, N.A.	EUR	420	467,977	471,349	—	(3,372)
Expiring 02/05/20	Goldman Sachs International	EUR	255	284,424	286,674	—	(2,250)
Expiring 02/05/20	Goldman Sachs International	EUR	102	113,800	114,670	—	(870)
Expiring 02/05/20	HSBC Bank PLC	EUR	828	930,931	931,279	—	(348)
Expiring 02/05/20	Morgan Stanley & Co. International PLC	EUR	307	341,081	345,133	—	(4,052)
Expiring 02/25/20	Deutsche Bank AG	EUR	5,860	7,649,645	6,596,123	1,053,522	—
Expiring 03/13/20	Bank of America, N.A.	EUR	202	224,775	227,071	—	(2,296)
Indonesian Rupiah,
Expiring 02/05/20	Barclays Bank PLC	IDR	49,895,611	3,519,972	3,596,373	—	(76,401)
Expiring 02/05/20	BNP Paribas S.A.	IDR	24,947,805	1,764,717	1,798,187	—	(33,470)
Expiring 02/05/20	BNP Paribas S.A.	IDR	10,825,665	762,274	780,292	—	(18,018)
Expiring 02/05/20	Citibank, N.A.	IDR	24,947,806	1,758,126	1,798,187	—	(40,061)
Expiring 02/05/20	HSBC Bank PLC	IDR	6,437,113	453,542	463,974	—	(10,432)
Expiring 02/05/20	UBS AG	IDR	1,168,189	82,330	84,201	—	(1,871)
Japanese Yen,
Expiring 01/06/20	Morgan Stanley & Co. International PLC	JPY	47,333	434,000	435,785	—	(1,785)
Expiring 01/06/20	Morgan Stanley & Co. International PLC	JPY	40,815	375,000	375,773	—	(773)
Expiring 01/09/20	Citibank, N.A.	JPY	2,533,910	23,339,382	23,332,867	6,515	—
Expiring 01/14/20	UBS AG	JPY	2,518,755	23,253,552	23,199,505	54,047	—
Expiring 03/16/20	HSBC Bank PLC	JPY	780,270	7,788,681	7,212,194	576,487	—
Mexican Peso,
Expiring 01/03/20	BNP Paribas S.A.	MXN	8,884	464,000	469,689	—	(5,689)
Expiring 01/03/20	Citibank, N.A.	MXN	8,861	464,000	468,438	—	(4,438)
Expiring 02/05/20	HSBC Bank PLC	MXN	241,847	12,497,766	12,721,251	—	(223,485)
Russian Ruble,
Expiring 01/09/20	Citibank, N.A.	RUB	37,572	598,000	604,696	—	(6,696)
Expiring 01/22/20	Morgan Stanley & Co. International PLC	RUB	92,066	1,421,698	1,479,318	—	(57,620)
Expiring 01/22/20	Morgan Stanley & Co. International PLC	RUB	54,314	838,723	872,716	—	(33,993)

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Russian Ruble (continued),
Expiring 01/22/20	Morgan Stanley & Co. International PLC	RUB	29,621	$457,411	$475,950	$—	$(18,539)
Expiring 02/05/20	JPMorgan Chase Bank, N.A.	RUB	383,151	5,962,228	6,145,856	—	(183,628)
South African Rand,
Expiring 01/06/20	Bank of America, N.A.	ZAR	6,702	464,000	478,132	—	(14,132)
Expiring 01/06/20	BNP Paribas S.A.	ZAR	6,839	464,000	487,913	—	(23,913)
Expiring 02/05/20	JPMorgan Chase Bank, N.A.	ZAR	13,107	928,000	931,392	—	(3,392)
South Korean Won,
Expiring 01/08/20	Deutsche Bank AG	KRW	962,403	809,000	833,216	—	(24,216)
Expiring 01/08/20	Deutsche Bank AG	KRW	632,283	531,500	547,409	—	(15,909)
Expiring 01/21/20	BNP Paribas S.A.	KRW	539,678	464,000	467,257	—	(3,257)
Swiss Franc,
Expiring 02/05/20	Morgan Stanley & Co. International PLC	CHF	113	115,864	117,437	—	(1,573)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CHF	4,461	4,634,000	4,635,131	—	(1,131)

				$117,741,114	$117,168,941	1,690,571	(1,118,398)

						$2,913,385	$(1,765,612)

Cross currency exchange contracts outstanding at December 31, 2019:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/17/20	Buy	AUD	674	JPY	50,883	$4,440	$—	Morgan Stanley & Co. International PLC
01/17/20	Buy	AUD	725	JPY	54,839	3,799	—	Morgan Stanley & Co. International PLC
01/17/20	Buy	JPY	69,222	AUD	923	—	(10,549)	Morgan Stanley & Co. International PLC

						$8,239	$(10,549)

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Beazer Homes USA, Inc.	06/20/20	5.000%(Q)	350	$(8,529)	$(31,840)	$23,311	Barclays Bank PLC
Beazer Homes USA, Inc.	06/20/24	5.000%(Q)	265	(35,961)	(16,370)	(19,591)	BNP Paribas S.A.
Beazer Homes USA, Inc.	06/20/24	5.000%(Q)	250	(33,926)	(14,314)	(19,612)	BNP Paribas S.A.
Broadcom Inc.	12/20/24	1.000%(Q)	195	(4,434)	6,287	(10,721)	JPMorgan Chase Bank, N.A.
Dish DBS Corp	12/20/23	5.000%(Q)	372	(30,463)	18,862	(49,325)	Goldman Sachs International
Federal Republic of Brazil	12/20/24	1.000%(Q)	6,870	(5,182)	120,507	(125,689)	Citibank, N.A.
Federal Republic of Brazil	12/20/24	1.000%(Q)	4,435	(3,345)	84,762	(88,107)	Goldman Sachs International
Federal Republic of Brazil	12/20/24	1.000%(Q)	748	(564)	12,413	(12,977)	Goldman Sachs International
Federal Republic of Brazil	12/20/24	1.000%(Q)	251	(189)	4,403	(4,592)	Citibank, N.A.
Frontier Communications Corp.	06/20/21	5.000%(Q)	279	134,238	74,013	60,225	Barclays Bank PLC
Frontier Communications Corp.	06/20/21	5.000%(Q)	100	47,902	25,375	22,527	Barclays Bank PLC
HCA, Inc.	06/20/20	5.000%(Q)	505	(12,642)	(42,967)	30,325	JPMorgan Chase Bank, N.A.
HCA, Inc.	06/20/20	5.000%(Q)	150	(3,755)	(12,821)	9,066	JPMorgan Chase Bank, N.A.
KB Home	12/20/23	5.000%(Q)	352	(57,199)	(29,066)	(28,133)	JPMorgan Chase Bank, N.A.
Realogy Group LLC	12/20/23	5.000%(Q)	176	(6,141)	(1,613)	(4,528)	JPMorgan Chase Bank, N.A.
Republic of Chile	12/20/24	1.000%(Q)	824	(23,057)	(20,391)	(2,666)	Citibank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1) (continued):
Republic of Chile	12/20/24	1.000%(Q)	820	$(22,948)	$(19,583)	$(3,365)	Citibank, N.A.
Republic of Chile	12/20/24	1.000%(Q)	750	(20,988)	(18,536)	(2,452)	Citibank, N.A.
Republic of Chile	12/20/24	1.000%(Q)	563	(15,759)	(12,830)	(2,929)	Citibank, N.A.
Republic of Chile	12/20/24	1.000%(Q)	412	(11,528)	(10,195)	(1,333)	Citibank, N.A.
Republic of Chile	12/20/24	1.000%(Q)	412	(11,530)	(10,403)	(1,127)	Citibank, N.A.
Republic of Chile	12/20/24	1.000%(Q)	411	(11,501)	(9,349)	(2,152)	Citibank, N.A.
Republic of Chile	12/20/24	1.000%(Q)	410	(11,474)	(9,124)	(2,350)	Citibank, N.A.
Republic of Chile	12/20/24	1.000%(Q)	410	(11,473)	(10,045)	(1,428)	Citibank, N.A.
Republic of Chile	12/20/24	1.000%(Q)	410	(11,474)	(9,947)	(1,527)	Citibank, N.A.
Republic of Colombia	12/20/24	1.000%(Q)	8,167	(108,717)	(30,758)	(77,959)	Citibank, N.A.
Republic of Colombia	12/20/24	1.000%(Q)	4,480	(59,634)	(17,473)	(42,161)	Morgan Stanley & Co. International PLC
Republic of Colombia	12/20/24	1.000%(Q)	387	(5,151)	(1,457)	(3,694)	Citibank, N.A.
Republic of Colombia	12/20/24	1.000%(Q)	210	(2,795)	(819)	(1,976)	Morgan Stanley & Co. International PLC
Republic of Philippines	12/20/24	1.000%(Q)	3,385	(108,208)	(89,673)	(18,535)	Citibank, N.A.
Republic of South Africa	12/20/24	1.000%(Q)	4,230	121,212	172,142	(50,930)	Goldman Sachs International
Republic of Turkey	12/20/24	1.000%(Q)	1,917	153,279	250,718	(97,439)	Goldman Sachs International
RR Donnelley & Sons Co	12/20/23	5.000%(Q)	180	(6,554)	9,125	(15,679)	JPMorgan Chase Bank, N.A.
State of Qatar	12/20/24	1.000%(Q)	678	(20,851)	(17,670)	(3,181)	JPMorgan Chase Bank, N.A.
Tenet Healthcare Corporation	06/20/24	5.000%(Q)	344	(43,977)	(3,836)	(40,141)	Barclays Bank PLC
Tenet Healthcare Corporation	06/20/24	5.000%(Q)	200	(26,125)	(7,401)	(18,724)	Goldman Sachs International
Tenet Healthcare Corporation	06/20/24	5.000%(Q)	175	(22,859)	(6,475)	(16,384)	Goldman Sachs International
Transocean Inc.	06/20/22	1.000%(Q)	345	20,103	33,676	(13,573)	Morgan Stanley & Co. International PLC
United Mexican States	06/20/20	1.000%(Q)	1,765	(7,616)	15,519	(23,135)	JPMorgan Chase Bank, N.A.
United Mexican States	09/20/20	1.000%(Q)	1,765	(10,969)	23,388	(34,357)	Bank of America, N.A.
United Mexican States	12/20/24	1.000%(Q)	6,257	(66,098)	50,071	(116,169)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	3,660	(38,662)	23,798	(62,460)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	1,175	(12,412)	9,403	(21,815)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	874	(9,237)	(8,667)	(570)	Barclays Bank PLC
United Mexican States	12/20/24	1.000%(Q)	789	(8,330)	(9,283)	953	Goldman Sachs International
United Mexican States	12/20/24	1.000%(Q)	689	(7,278)	(6,829)	(449)	Barclays Bank PLC
United Mexican States	12/20/24	1.000%(Q)	551	(5,820)	(5,695)	(125)	Goldman Sachs International
United Mexican States	12/20/24	1.000%(Q)	473	(4,997)	(5,342)	345	Goldman Sachs International
United Mexican States	12/20/24	1.000%(Q)	466	(4,923)	(4,619)	(304)	Morgan Stanley & Co. International PLC
United Mexican States	12/20/24	1.000%(Q)	437	(4,616)	(4,749)	133	Barclays Bank PLC
United Mexican States	12/20/24	1.000%(Q)	437	(4,617)	(4,645)	28	Barclays Bank PLC
United Mexican States	12/20/24	1.000%(Q)	437	(4,617)	(4,436)	(181)	Barclays Bank PLC
United Mexican States	12/20/24	1.000%(Q)	437	(4,616)	(4,540)	(76)	Barclays Bank PLC
United Mexican States	12/20/24	1.000%(Q)	437	(4,616)	(4,540)	(76)	Barclays Bank PLC
United Mexican States	12/20/24	1.000%(Q)	437	(4,616)	(4,331)	(285)	Barclays Bank PLC
United Mexican States	12/20/24	1.000%(Q)	437	(4,616)	(4,621)	5	BNP Paribas S.A.
United Mexican States	12/20/24	1.000%(Q)	437	(4,616)	(4,540)	(76)	BNP Paribas S.A.
United Mexican States	12/20/24	1.000%(Q)	394	(4,162)	(4,638)	476	Goldman Sachs International
Wells Fargo & Company	12/20/24	1.000%(Q)	990	(32,136)	(26,796)	(5,340)	JPMorgan Chase Bank, N.A.
Wells Fargo & Company	12/20/24	1.000%(Q)	825	(25,177)	(22,794)	(2,383)	Citibank, N.A.
Wells Fargo & Company	12/20/24	1.000%(Q)	825	(25,177)	(23,204)	(1,973)	JPMorgan Chase Bank, N.A.
Wells Fargo & Company	12/20/24	1.000%(Q)	330	(10,071)	(9,096)	(975)	Bank of America, N.A.
Wells Fargo & Company	12/20/24	1.000%(Q)	330	(10,071)	(9,120)	(951)	JPMorgan Chase Bank, N.A.

				$(602,265)	$307,021	$(909,286)

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Broadcom Inc.	06/20/24	1.000%(Q)	2,212	0.491%	$49,232	$(161,043)	$210,275	Citibank, N.A.
Republic of Turkey	12/20/24	1.000%(Q)	479	2.791%	(38,320)	(62,680)	24,360	Goldman Sachs International
United Mexican States	06/20/20	1.000%(Q)	1,765	0.160%	7,615	(18,087)	25,702	Bank of America, N.A.
United Mexican States	09/20/20	1.000%(Q)	1,765	0.190%	10,969	(20,290)	31,259	JPMorgan Chase Bank, N.A.

					$29,496	$(262,100)	$291,596

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Buy Protection(1):
CDX.NA.HY.33.V1	12/20/24	5.000%(Q)	4,233	$(330,936)	$(414,980)	$(84,044)
CDX.NA.IG.33.V1	12/20/24	1.000%(Q)	47,410	(1,027,685)	(1,245,266)	(217,581)

				$(1,358,621)	$(1,660,246)	$(301,625)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Buy Protection(1):
CMBX.NA.6.AAA	05/11/63	0.500%(M)	1,249	$(10,672)	$(940)	$(9,732)	Deutsche Bank AG
CMBX.NA.6.AAA	05/11/63	0.500%(M)	538	(4,598)	108	(4,706)	Deutsche Bank AG
CMBX.NA.6.BBB-	05/11/63	3.000%(M)	200	10,118	19,354	(9,236)	JPMorgan Chase Bank, N.A.
CMBX.NA.9.AAA	09/17/58	0.500%(M)	930	(12,151)	11,466	(23,617)	Credit Suisse International
CMBX.NA.9.AAA	09/17/58	0.500%(M)	750	(9,799)	9,380	(19,179)	Deutsche Bank AG
CMBX.NA.9.AAA	09/17/58	0.500%(M)	630	(8,232)	7,767	(15,999)	Morgan Stanley & Co. International PLC
CMBX.NA.9.AAA	09/17/58	0.500%(M)	530	(6,924)	6,535	(13,459)	Morgan Stanley & Co. International PLC
CMBX.NA.9.AAA	09/17/58	0.500%(M)	340	(4,443)	4,602	(9,045)	Morgan Stanley & Co. International PLC
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	330	1,788	11,694	(9,906)	Citigroup Global Markets, Inc.

				$(44,913)	$69,966	$(114,879)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CMBX.NA.6.BBB-	05/11/63	3.000%(M)	200	*	$(10,119)	$(16,565)	$6,446	Credit Suisse International
CMBX.NA.7.AAA	01/17/47	0.500%(M)	4,977	*	58,607	(166,322)	224,929	Morgan Stanley & Co. International PLC
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	170	*	(921)	(8,608)	7,687	Morgan Stanley & Co. International PLC
CMBX.NA.9.BBB-	09/17/58	3.000%(M)	160	*	(866)	(9,750)	8,884	Morgan Stanley & Co. International PLC
CMBX.NA.10.A	11/17/59	2.000%(M)	760	*	13,847	(34,891)	48,738	Deutsche Bank AG
CMBX.NA.10.A	11/17/59	2.000%(M)	380	*	6,923	(17,736)	24,659	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2) (continued):
CMBX.NA.10.BBB-	11/17/59	3.000%(M)	25	*	$(49)	$(2,259)	$2,210	JPMorgan Chase Bank, N.A.

					$67,422	$(256,131)	$323,553

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
CAD	43,760	12/06/21	1.940%(S)	3 Month Canadian Bankers Acceptance(2)(S)	$95	$(28,988)	$(29,083)
CAD	44,895	12/17/21	2.015%(S)	3Month Canadian Bankers Acceptance(2)(S)	(33)	19,468	19,501
MXN	85,427	12/15/20	6.880%(M)	28 Day Mexican Interbank Rate(2)(M)	108	(7,558)	(7,666)
MXN	165,279	12/16/20	6.875%(M)	29 Day Mexican Interbank Rate(2)(M)	210	(14,747)	(14,957)
MXN	21,528	07/23/21	6.860%(M)	28 Day Mexican Interbank Rate(1)(M)	—	(4,061)	(4,061)
MXN	30,050	07/26/21	6.900%(M)	28 Day Mexican Interbank Rate(1)(M)	20	(6,322)	(6,342)
MXN	95,085	08/06/21	6.780%(M)	28 Day Mexican Interbank Rate(1)(M)	—	(14,992)	(14,992)
MXN	129,680	12/14/21	6.515%(M)	29 Day Mexican Interbank Rate(2)(M)	233	(24,520)	(24,753)
MXN	110,486	12/15/21	6.506%(M)	28 Day Mexican Interbank Rate(2)(M)	200	(21,648)	(21,848)
MXN	23,339	07/18/22	7.230%(M)	28 Day Mexican Interbank Rate(1)(M)	(42)	(17,649)	(17,607)
MXN	11,669	07/19/22	7.230%(M)	28 Day Mexican Interbank Rate(1)(M)	(13)	(8,858)	(8,845)

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued):
MXN	4,489	07/20/22	7.220%(M)	28 Day Mexican Interbank Rate(1)(M)	$(8)	$(3,356)	$(3,348)
MXN	6,283	07/25/22	7.210%(M)	28 Day Mexican Interbank Rate(1)(M)	5	(4,665)	(4,670)
MXN	29,101	08/03/22	7.200%(M)	28 Day Mexican Interbank Rate(1)(M)	(52)	(21,850)	(21,798)
MXN	53,713	08/11/22	7.000%(M)	28 Day Mexican Interbank Rate(2)(M)	109	25,456	25,347
MXN	28,435	10/14/22	7.105%(M)	28 Day Mexican Interbank Rate(1)(M)	(35)	(19,148)	(19,113)
MXN	21,573	10/14/22	7.110%(M)	28 Day Mexican Interbank Rate(1)(M)	(26)	(14,678)	(14,652)
MXN	18,124	08/09/24	6.730%(M)	28 Day Mexican Interbank Rate(2)(M)	131	4,609	4,478
MXN	39,876	08/12/24	6.670%(M)	28 Day Mexican Interbank Rate(2)(M)	99	5,053	4,954
MXN	34,311	08/13/24	6.715%(M)	28 Day Mexican Interbank Rate(2)(M)	75	7,803	7,728
MXN	50,525	11/08/24	6.590%(M)	28 Day Mexican Interbank Rate(2)(M)	385	(3,065)	(3,450)
MXN	18,660	07/17/25	6.320%(M)	28 Day Mexican Interbank Rate(2)(M)	111	(16,202)	(16,313)
	620	08/25/25	2.131%(S)	3 Month LIBOR(2)(Q)	—	16,109	16,109
	437	09/11/25	2.272%(S)	3 Month LIBOR(1)(Q)	—	(14,910)	(14,910)

					$1,572	$(168,719)	$(170,291)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciaton (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
BRL	31,413	01/04/21	4.450%(T)	1 Day BROIS(1)(T)	$(15,263)	$—	$(15,263)	JPMorgan Chase Bank, N.A.
BRL	21,061	01/04/21	4.460%(T)	1 Day BROIS(1)(T)	8,417	—	8,417	Citibank, N.A.
BRL	30,904	01/04/21	4.485%(T)	1 Day BROIS(1)(T)	11,896	—	11,896	Citibank, N.A.
BRL	24,210	01/03/22	5.315%(T)	1 Day BROIS(2)(T)	(6,020)	—	(6,020)	JPMorgan Chase Bank, N.A.
BRL	16,844	01/02/23	6.350%(T)	1 Day BROIS(2)(T)	93,488	—	93,488	JPMorgan Chase Bank, N.A.
BRL	10,317	01/02/23	8.270%(T)	1 Day BROIS(2)(T)	255,317	—	255,317	JPMorgan Chase Bank, N.A.
BRL	9,953	01/02/25	5.977%(T)	1 Day BROIS(2)(T)	(33,684)	—	(33,684)	JPMorgan Chase Bank, N.A.
BRL	7,072	01/02/25	5.990%(T)	1 Day BROIS(2)(T)	(22,572)	—	(22,572)	Citibank, N.A.
BRL	7,072	01/02/25	6.025%(T)	1 Day BROIS(2)(T)	(76,634)	—	(76,634)	JPMorgan Chase Bank, N.A.
BRL	6,937	01/02/25	6.045%(T)	1 Day BROIS(2)(T)	(17,280)	—	(17,280)	Citibank, N.A.
BRL	10,486	01/02/25	6.255%(T)	1 Day BROIS(2)(T)	(901)	—	(901)	Citibank, N.A.
MXN	9,298	07/17/25	6.325%(M)	28 Day Mexican Interbank Rate(2)(M)	(7,955)	(48)	(7,907)	Citibank, N.A.
MXN	27,703	08/06/25	6.321%(M)	28 Day Mexican Interbank Rate(2)(M)	(24,863)	(140)	(24,723)	Goldman Sachs International
MXN	27,569	08/11/25	6.310%(M)	28 Day Mexican Interbank Rate(1)(M)	25,390	—	25,390	Bank of America, N.A.
MXN	27,569	08/11/25	6.310%(M)	28 Day Mexican Interbank Rate(1)(M)	25,390	—	25,390	Bank of America, N.A.
MXN	1,127	12/05/25	6.270%(M)	28 Day Mexican Interbank Rate(2)(M)	(1,253)	(34)	(1,219)	Bank of America, N.A.

					$213,473	$(222)	$213,695

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Antero Resources Corp.(Q)	3 Month LIBOR minus 40 bps(Q)	Credit Suisse International	11/05/20	(89)	$(9,856)	$—	$(9,856)
Berry Petroleum Corp.(Q)	3 Month LIBOR minus 45 bps(Q)	Credit Suisse International	11/05/20	(61)	(2,900)	—	(2,900)
California Resources Corp.(Q)	3 Month LIBOR minus 1475 bps(Q)	BNP Paribas S.A.	12/16/20	(160)	2,769	—	2,769
Charter Communications, Inc.(Q)	3 Month LIBOR minus 25 bps(Q)	BNP Paribas S.A.	8/05/20	(110)	(2,470)	—	(2,470)
Charter Communications, Inc.(Q)	3 Month LIBOR minus 10 bps(Q)	BNP Paribas S.A.	8/26/20	(217)	(7,902)	—	(7,902)
Chesapeake Energy Corp.(Q)	3 Month LIBOR minus 650 bps(Q)	Citibank, N.A.	11/05/20	(35)	4,147	—	4,147
Chesapeake Energy Corp.(Q)	3 Month LIBOR minus 650 bps(Q)	Citibank, N.A.	11/05/20	(6)	879	—	879
Intelsat S.A.(Q)	3 Month LIBOR minus 52 bps(Q)	Credit Suisse International	6/11/20	(96)	(10,232)	—	(10,232)
McDermott International Inc.(Q)	3 Month LIBOR minus 1700 bps(Q)	Citibank, N.A.	10/21/20	(21)	11,997	—	11,997
McDermott International Inc.(Q)	3 Month LIBOR minus 1700 bps(Q)	Citibank, N.A.	10/21/20	(14)	8,494	—	8,494
McDermott International Inc.(Q)	3 Month LIBOR minus 2200 bps(Q)	Citibank, N.A.	10/22/20	(15)	8,157	—	8,157
Party City Holdco Inc.(Q)	3 Month LIBOR minus 90 bps(Q)	Credit Suisse International	11/06/20	(14)	2,364	—	2,364
Quorum Health Corp.(Q)	3 Month LIBOR minus 125 bps(Q)	JPMorgan Chase Bank, N.A.	6/11/20	(5)	(397)	—	(397)
Quorum Health Corp.(Q)	3 Month LIBOR minus 125 bps(Q)	JPMorgan Chase Bank, N.A.	6/11/20	(3)	(288)	—	(288)
Quorum Health Corp.(Q)	3 Month LIBOR minus 125 bps(Q)	JPMorgan Chase Bank, N.A.	6/11/20	(2)	(150)	—	(150)
Quorum Health Corp.(Q)	3 Month LIBOR minus 125 bps(Q)	JPMorgan Chase Bank, N.A.	6/11/20	(2)	(166)	—	(166)
Quorum Health Corp.(Q)	3 Month LIBOR minus 125 bps(Q)	JPMorgan Chase Bank, N.A.	6/11/20	(1)	(95)	—	(95)
Quorum Health Corp.(Q)	3 Month LIBOR(Q)	JPMorgan Chase Bank, N.A.	6/11/20	(3)	(250)	—	(250)
Southwestern Energy(Q)	3 Month LIBOR minus 40 bps(Q)	Citibank, N.A.	11/05/20	(102)	(15,419)	—	(15,419)
SPDR S&P Oil & Gas Exploration & Production ETF(Q)	3 Month LIBOR minus 63 bps(Q)	BNP Paribas S.A.	8/05/20	(76)	(2,041)	—	(2,041)
Tidewater Inc.(Q)	3 Month LIBOR minus 30 bps(Q)	BNP Paribas S.A.	9/29/20	(49)	5	—	5
Tidewater Inc.(Q)	3 Month LIBOR minus 30 bps(Q)	BNP Paribas S.A.	9/29/20	(43)	4	—	4

					$(13,350)	$—	$(13,350)

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$1,005,368	$(1,146,834)	$1,221,257	$(1,429,928)

Reverse repurchase agreements outstanding at December 31, 2019:

Broker	Interest Rate	Trade Date	Cost	Maturity Date	Value at December 31, 2019
Barclays Capital, Inc.	2.150%	09/17/2019	$955,912	Open	$955,912
J.P. Morgan Securities LLC	1.750%	12/30/2019	18,675,000	01/02/2020	18,675,000

			$19,630,912		$19,630,912

Open maturity date — Certain agreements have no stated maturity and can be terminated by either party at any time.

During the reporting period ended December 31, 2019, BlackRock/Loomis Sayles held reverse repurchase agreements the entire period with an average value of $40,762,035 and a daily weighted average interest rate of 2.34%. In addition, two securities including a U.S. treasury and a sovereign bond with a combined market value of $19,243,517 have been segregated as collateral to cover the requirement for the reverse repurchase agreements outstanding at period end.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Bank of America, N.A.	$4,449,170	$—
JPMorgan Securities LLC	1,395,430	—

Total	$5,844,600	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$19,337,437	$—
Collateralized Loan Obligations	—	145,431,760	853,307
Consumer Loans	—	11,827,594	—
Credit Cards	—	1,842,920	—
Equipment	—	3,608,273	—
Home Equity Loans	—	20,915,979	—
Manufactured Housing	—	4,523,582	—
Other	—	19,290,939	795,170
Residential Mortgage-Backed Securities	—	87,063,994	1,626,908

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Student Loans	$—	$5,592,145	$—
Bank Loans	—	59,190,652	20,954,569
Commercial Mortgage-Backed Securities	—	189,278,620	—
Convertible Bonds	—	4,195,562	—
Corporate Bonds	—	1,277,272,236	1,573,799
Municipal Bonds	—	110,944,517	—
Residential Mortgage-Backed Securities	—	301,338,605	546,724
Sovereign Bonds	—	108,016,929	—
U.S. Government Agency Obligations	—	1,315,685,520	—
U.S. Treasury Obligations	—	728,865,861	—
Common Stocks	7,647,076	—	177,922
Preferred Stocks	—	—	119,003
Warrants	743	—	—
Affiliated Mutual Funds	129,136,069	—	—
Borrowed Bond Agreements	—	2,566,915	—
Foreign Treasury Obligations	—	46,502,632	—
Options Purchased	60,188	1,214,746	—

Total	$136,844,076	$4,464,507,418	$26,647,402

Liabilities
Borrowed Bonds – Short	$—	$(2,521,469)	$—
Options Written	(66,207)	(165,545)	—

Total	$(66,207)	$(2,687,014)	$—

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$3,823	$—
Futures Contracts	1,650,462	—	—
OTC Forward Foreign Currency Exchange Contracts	—	2,913,385	—
OTC Cross Currency Exchange Contracts	—	8,239	—
OTC Credit Default Swap Agreements	—	635,833	—
Centrally Cleared Interest Rate Swap Agreements	—	78,117	—
OTC Interest Rate Swap Agreements	—	419,898	—
OTC Total Return Swap Agreements	—	38,816	—

Total	$1,650,462	$4,098,111	$—

Liabilities
Forward Commitment Contracts	$—	$(27,998,809)	$—
Futures Contracts	(4,652,092)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(1,765,612)	—
OTC Cross Currency Exchange Contract	—	(10,549)	—
Centrally Cleared Credit Default Swap Agreements	—	(301,625)	—
OTC Credit Default Swap Agreements	—	(1,186,093)	—
Centrally Cleared Interest Rate Swap Agreements	—	(248,408)	—
OTC Interest Rate Swap Agreements	—	(206,425)	—
OTC Total Return Swap Agreements	—	(52,166)	—

Total	$(4,652,092)	$(31,769,687)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments and forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities- Collateralized Loan Obligations	Asset-Backed Securities-Other	Asset-Backed Securities-Residential Mortgage-Backed Securities	Bank Loans
Balance as of 12/31/18	$1,069,999	$1,129,732	$8,546,996	$31,304,883
Realized gain (loss)	—	—	(59,194)	196,883
Change in unrealized appreciation (depreciation)	7,411	2,414	(64,762)	(124,496)
Purchases/Exchanges/Issuances	—	—	—	14,047,161
Sales/Paydowns	(224,103)	(336,976)	(55,622)	(18,627,517)
Accrued discount/premium	—	—	45,107	13,152
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	(6,785,617)	(5,855,497)

Balance as of 12/31/19	$853,307	$795,170	$1,626,908	$20,954,569

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$7,411	$2,414	$(64,762)	$(172,724)

	Corporate Bonds	Residential Mortgage-Backed Securities	Common Stocks	Preferred Stocks
Balance as of 12/31/18	$—	$2,970,388	$—	$—
Realized gain (loss)	—	517,473	(24)	(27)
Change in unrealized appreciation (depreciation)	—	(106,792)	89,063	54,059
Purchases/Exchanges/Issuances	1,952,823	—	88,883	64,971
Sales/Paydowns	(379,024)	(790,607)	—	—
Accrued discount/premium	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(2,043,738)	—	—

Balance as of 12/31/19	$1,573,799	$546,724	$177,922	$119,003

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$(106,792)	$89,063	$54,059

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2019	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities-Collateralized Loan Obligations	$853,307	Market Approach	Single Broker Indicative Quote
Asset-Backed Securities-Other	795,170	Market Approach	Single Broker Indicative Quote
Asset-Backed Securities-Residential Mortgage-Backed Securities	1,626,908	Market Approach	Single Broker Indicative Quote
Bank Loans	14,891,579	Market Approach	Single Broker Indicative Quote
Bank Loans	6,062,990	Pricing at Cost	Unadjusted Purchase Price
Corporate Bonds	1,573,799	Pricing at Cost	Unadjusted Purchase Price
Residential Mortgage-Backed Securities	546,724	Market Approach	Single Broker Indicative Quote
Common Stocks	177,922	Subscription Price	Unadjusted Subscription Price
Preferred Stocks	119,003	Subscription Price	Unadjusted Subscription Price

	$26,647,402

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Investments in Securities	Amount Transferred	Level Transfer	Logic
Asset-Backed Securities-Residential Mortgage-Backed Securities	$2,112,704	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
Asset-Backed Securities-Residential Mortgage-Backed Securities	$4,672,913	L3 to L2	Cost to Evaluated Bid
Bank Loans	$5,855,497	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes
Residential Mortgage-Backed Securities	$2,043,738	L3 to L2	Single Broker Indicative Quote to Evaluated Bid

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Government Agency Obligations	33.8%
U.S. Treasury Obligations	18.8
Residential Mortgage-Backed Securities	10.1
Banks	8.7
Commercial Mortgage-Backed Securities	4.9
Collateralized Loan Obligations	3.8
Affiliated Mutual Funds (2.9% represents investments purchased with collateral from securities on loan)	3.3
Municipal Bonds	2.8
Sovereign Bonds	2.8
Oil & Gas	2.5
Electric	2.3
Telecommunications	1.8
Pipelines	1.8
Media	1.4
Pharmaceuticals	1.4
Foreign Treasury Obligations	1.2
Diversified Financial Services	1.2
Chemicals	1.0
Auto Manufacturers	0.9
Aerospace & Defense	0.8
Healthcare-Services	0.8
Computers	0.7
Internet	0.7
Retail	0.6
Real Estate Investment Trusts (REITs)	0.6
Agriculture	0.6
Transportation	0.6
Semiconductors	0.6
Software	0.6
Home Equity Loans	0.5
Airlines	0.5
Other	0.5
Automobiles	0.5
Beverages	0.5
Commercial Services	0.5
Insurance	0.4
Entertainment	0.3
Consumer Loans	0.3
Home Builders	0.3
Mining	0.3
Real Estate	0.3
Healthcare-Products	0.2
Foods	0.2

Miscellaneous Manufacturing	0.2%
Biotechnology	0.2
Building Materials	0.2
Student Loans	0.1
Environmental Control	0.1
Engineering & Construction	0.1
Manufactured Housing	0.1
Investment Companies	0.1
Electrical Components & Equipment	0.1
Machinery-Diversified	0.1
Forest Products & Paper	0.1
Lodging	0.1
Packaging & Containers	0.1
Equipment	0.1
Savings & Loans	0.1
Home Furnishings	0.1
Borrowed Bond Agreements	0.1
Iron/Steel	0.1
Holding Companies-Diversified	0.1
Cosmetics/Personal Care	0.1
Toys/Games/Hobbies	0.1
Credit Cards	0.1
Oil, Gas & Consumable Fuels	0.1
Hotels, Restaurants & Leisure	0.1
Options Purchased	0.1
Oil & Gas Services	0.0	*
Distribution/Wholesale	0.0	*
Machinery-Construction & Mining	0.0	*
Electronics	0.0	*
Household Durables	0.0	*
Equity Real Estate Investment Trusts (REITs)	0.0	*
Gas	0.0	*
Trucking & Leasing	0.0	*
Leisure Time	0.0	*
Health Care Providers & Services	0.0	*
Auto Parts & Equipment	0.0	*
Household Products/Wares	0.0	*
Energy-Alternate Sources	0.0	*
Advertising	0.0	*
Energy Equipment & Services	0.0	*
Food Products	0.0	*
Coal	0.0	*
Metal Fabricate/Hardware	0.0	*
Real Estate Management & Development	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):
Textiles	0.0	*%
Independent Power & Renewable Electricity Producers	0.0	*
Diversified Telecommunication Services	0.0	*
Specialty Retail	0.0	*

	119.2
Borrowed Bonds – Short	(0.1)
Options Written	(0.0	)*
Liabilities in excess of other assets	(19.1)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$301,625	*
Credit contracts	Premiums paid for OTC swap agreements	1,005,368		Premiums received for OTC swap agreements	1,146,612
Credit contracts	Unrealized appreciation on OTC swap agreements	762,543		Unrealized depreciation on OTC swap agreements	1,171,559
Equity contracts	—	—		Due from/to broker — variation margin futures	16,452	*
Equity contracts	Unaffiliated investments	743		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	38,816		Unrealized depreciation on OTC swap agreements	52,166
Foreign exchange contracts	Unaffiliated investments	494,212		Options written outstanding, at value	159,268
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	8,239		Unrealized depreciation on OTC cross currency exchange contracts	10,549
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,913,385		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,765,612
Interest rate contracts	Due from/to broker — variation margin futures	1,650,462	*	Due from/to broker — variation margin futures	4,635,640	*
Interest rate contracts	Due from/to broker — variation margin swaps	78,117	*	Due from/to broker — variation margin swaps	248,408	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	222
Interest rate contracts	Unaffiliated investments	780,722		Options written outstanding, at value	72,484
Interest rate contracts	Unrealized appreciation on OTC swap agreements	419,898		Unrealized depreciation on OTC swap agreements	206,203

		$8,152,505			$9,786,800

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$(2,612,086)
Equity contracts	(18,674)	—	—	(416,728)	—	484,964
Foreign exchange contracts	—	(3,388,664)	1,810,823	—	(2,866,736)	—
Interest rate contracts	—	(552,952)	383,128	22,916,334	—	(854,661)

Total	$(18,674)	$(3,941,616)	$2,193,951	$22,499,606	$(2,866,736)	$(2,981,783)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$(995,570)
Equity contracts	(1,329)	—	—	(68,281)	—	(151,090)
Foreign exchange contracts	—	322,677	(30,492)	—	2,291,343	—
Interest rate contracts	—	(1,054,136)	978,495	(9,571,172)	—	(30,207)

Total	$(1,329)	$(731,459)	$948,003	$(9,639,453)	$2,291,343	$(1,176,867)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$1,979,027	$122,888,247	$618,689,991	$233,942,723	$70,277,875

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$128,178,753	$17,164,102	$384,197,878	$109,138,474

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$14,439,149	$61,146	$1,012,591	$52,968,679

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities On Loan	N/A	$109,067,560	$(109,067,560)	$—
Borrowed Bond Agreements	Barclays Capital, Inc.	1,567,142	(1,567,142)	—
Borrowed Bond Agreements	Citigroup Global Markets, Inc.	58,506	(58,506)	—
Borrowed Bond Agreements	Credit Suisse Securities (USA) LLC	457,050	(407,613)	49,437
Borrowed Bond Agreements	RBC Capital Markets, LLC	484,217	(484,217)	—
Reverse Repurchase Agreements	Barclays Capital, Inc.	(955,912)	943,810	(12,102)
Reverse Repurchase Agreement	J.P. Morgan Securities LLC	(18,675,000)	18,299,708	(375,292)

		$92,003,563

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$630,429	$(128,468)	$501,961	$(501,961)	$—
Barclays Bank PLC	205,612	(196,592)	9,020	(9,020)	—
BNP Paribas S.A.	172,151	(175,884)	(3,733)	—	(3,733)
Citibank, N.A.	1,564,546	(1,169,622)	394,924	(41,372)	353,552
Citigroup Global Markets, Inc.	11,694	(9,906)	1,788	(1,788)	—
Credit Suisse International	59,210	(259,737)	(200,527)	200,527	—
Deutsche Bank AG	1,504,963	(160,293)	1,344,670	(273,358)	1,071,312
Goldman Sachs International	565,031	(463,508)	101,523	(101,523)	—
HSBC Bank PLC	658,622	(253,214)	405,408	(30,000)	375,408
JPMorgan Chase Bank, N.A.	519,855	(1,254,225)	(734,370)	80,132	(654,238)
Morgan Stanley & Co. International PLC	406,614	(445,148)	(38,534)	30,736	(7,798)
UBS AG	64,268	(1,871)	62,397	—	62,397

	$6,362,995	$(4,518,468)	$1,844,527	$(647,627)	$1,196,900

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $109,067,560:
Unaffiliated investments (cost $4,412,440,372)	$4,498,862,827
Affiliated investments (cost $129,134,303)	129,136,069
Foreign currency, at value (cost $6,749,766)	6,854,987
Cash	60,790
Cash segregated for counterparty—OTC	10,000
Receivable for investments sold	360,793,126
Dividends and interest receivable	24,275,796
Deposit with broker for centrally cleared/exchange-traded derivatives	5,844,600
Receivable for Portfolio shares sold	3,854,701
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,913,385
Unrealized appreciation on OTC swap agreements	1,221,257
Premiums paid for OTC swap agreements	1,005,368
Unrealized appreciation on OTC cross currency exchange contracts	8,239
Unrealized appreciation on unfunded loan commitments	3,823
Due from broker—variation margin swaps	3,167
Prepaid expenses and other assets	49,015

Total Assets	5,034,897,150

LIABILITIES
Payable for investments purchased	981,217,328
Payable to broker for collateral for securities on loan	112,494,859
Forward commitment contracts, at value (proceeds receivable $27,959,861)	27,998,809
Reverse repurchase agreements	19,630,912
Borrowed bonds—short (proceeds received $2,641,289)	2,521,469
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,765,612
Unrealized depreciation on OTC swap agreements	1,429,928
Accrued expenses and other liabilities	1,365,779
Premiums received for OTC swap agreements	1,146,834
Management fee payable	738,815
Due to broker—variation margin futures	733,903
Options written outstanding, at value (proceeds received $809,469)	231,752
Cash segregated from counterparty—OTC	228,746
Distribution fee payable	159,193
Payable for Portfolio shares repurchased	46,582
Unrealized depreciation on OTC cross currency exchange contracts	10,549
Affiliated transfer agent fee payable	357

Total Liabilities	1,151,721,427

NET ASSETS	$3,883,175,723

Net assets were comprised of:
Partners’ Equity	$3,883,175,723

Net asset value and redemption price per share, $3,883,175,723 / 262,372,717 outstanding shares of beneficial interest	$14.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $39,758 foreign withholding tax, of which $18,632 is reimbursable by an affiliate)	$133,376,992
Affiliated dividend income	1,140,037
Income from securities lending, net (including affiliated income of $250,768)	258,592
Unaffiliated dividend income	44,757

Total income	134,820,378

EXPENSES
Management fee	17,470,349
Distribution fee	9,599,067
Interest expense on borrowed bonds-short and reverse repurchase agreements	1,261,803
Custodian and accounting fees	802,849
Audit fee	80,333
Trustees’ fees	53,700
Shareholders’ reports	46,601
Legal fees and expenses	25,137
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	72,449

Total expenses	29,419,296
Less: Fee waiver and/or expense reimbursement	(1,343,869)

Net expenses	28,075,427

NET INVESTMENT INCOME (LOSS)	106,744,951

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $6,310) (net of foreign capital gains taxes $(67,466))	69,841,426
Futures transactions	22,499,606
Forward and cross currency contract transactions	(2,866,736)
Options written transactions	2,193,951
Short sales transactions	(6,230,933)
Swap agreements transactions	(2,981,783)
Foreign currency transactions	(670,627)

81,784,904

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $4,521)	157,362,631
Futures	(9,639,453)
Forward and cross currency contracts	2,291,343
Options written	948,003
Short sales	(171,565)
Swap agreements	(1,176,867)
Foreign currencies	(254,047)
Unfunded loan commitment	3,823

149,363,868

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	231,148,772

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$337,893,723

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$106,744,951	$103,944,673
Net realized gain (loss) on investment and foreign currency transactions	81,784,904	(60,956,023)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	149,363,868	(71,086,073)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	337,893,723	(28,097,423)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [31,047,337 and 43,550,687 shares, respectively]	436,268,569	586,928,984
Portfolio shares repurchased [28,307,362 and 61,813,287 shares, respectively]	(408,620,174)	(830,664,547)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	27,648,395	(243,735,563)

CAPITAL CONTRIBUTIONS	935	178,518

TOTAL INCREASE (DECREASE)	365,543,053	(271,654,468)
NET ASSETS:
Beginning of year	3,517,632,670	3,789,287,138

End of year	$3,883,175,723	$3,517,632,670

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

STATEMENT OF CASH FLOWS

Year Ended December 31, 2019

CASH FLOWS PROVIDED BY/(USED FOR) OPERATING ACTIVITIES:
Net Increase (decrease) in net assets resulting from operations	$337,893,723

ADJUSTMENTS TO RECONCILE NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY/(USED FOR) OPERATING ACTIVITIES:
Proceeds from disposition of long-term portfolio investments	16,859,211,239
Purchases of long-term portfolio investments	(17,176,976,458)
Net proceeds (purchases) of short-term portfolio investments	(67,373,023)
Costs to cover investments sold short	(19,119,979,564)
Proceeds from investments sold short	18,978,219,496
Net premiums (paid) received for OTC swap agreements	(4,916,373)
Net premiums (paid) received for options written	1,715,069
Net realized (gain) loss on investment transactions	(69,841,426)
Net realized (gain) loss on futures transactions	(22,499,606)
Net realized (gain) loss on forward and cross currency contract transactions	2,866,736
Net realized (gain) loss on options written transactions	(2,193,951)
Net realized (gain) loss on short sales transactions	6,230,933
Net realized (gain) loss on swap agreements transactions	2,981,783
Net realized (gain) loss on foreign currency transactions	670,627
Net change in unrealized (appreciation) depreciation on investments	(157,362,631)
Net change in unrealized (appreciation) depreciation on futures	9,639,453
Net change in unrealized (appreciation) depreciation on forward and cross currency contracts	(2,291,343)
Net change in unrealized (appreciation) depreciation on options written	(948,003)
Net change in unrealized (appreciation) depreciation on short sales	171,565
Net change in unrealized (appreciation) depreciation on swap agreements	1,176,867
Net change in unrealized (appreciation) depreciation on foreign currencies	254,047
Net change in unrealized (appreciation) depreciation on unfunded loan commitment	(3,823)
(INCREASE) DECREASE IN ASSETS:
Receivable for investments sold	156,400,202
Dividends and interest receivable	586,937
Prepaid expenses and other assets	(22,244)
INCREASE (DECREASE) IN LIABILITIES:
Payable for investments purchased	333,107,577
Payable to broker for collateral for securities on loan	83,301,470
Accrued expenses and other liabilities	932,145
Management fee payable	39,577
Due to broker-variation margin futures	733,903
Cash segregated from counterparty—OTC	(7,011,084)
Distribution fee payable	12,800
Payable to custodian	(217,948)
Interest payable on borrowed bonds—short	(75,273)
Affiliated transfer agent fee payable	(12)

Total adjustments	(193,460,336)

Net cash provided by (used for) operating activities	144,433,387

Effect of exchange rate changes on cash	(924,674)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from portfolio share sold, net of amounts receivable	433,840,045
Payable of portfolio share repurchased, net of amounts payable	(414,229,634)
Reverse repurchase agreements	(178,438,009)
Capital contributions	935

Net cash provided by (used for) financing activites	(158,826,663)

Net increase (decrease) in cash and restricted cash, including foreign currency	(15,317,950)

Cash and restricted cash at beginning of year, including foreign currency	28,091,494

CASH AND RESTRICTED CASH AT END OF YEAR, INCLUDING FOREIGN CURRENCY	$12,773,544

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,186,530

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO (continued)

RECONCILIATION OF CASH AND RESTRICTED CASH REPORTED IN THE STATEMENT OF ASSETS AND LIABILITIES TO THE STATEMENT OF CASH FLOWS:
	December 31, 2019	December 31, 2018
Cash	$60,790	$—
Foreign currency, at value	6,854,987	19,501,906
Restricted cash:
Cash segregated for counterparty—OTC	10,000	320,000
Deposit with broker for centrally cleared/exchange-traded derivatives	5,844,600	7,568,567
Due from broker—variation margin futures	—	560,896
Due from broker—variation margin swaps	3,167	140,125

Total cash and restricted cash	$12,773,544	$28,091,494

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BLACKROCK LOW DURATION BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 97.9%

ASSET-BACKED SECURITIES — 19.7%
Automobiles — 8.5%
Ally Auto Receivables Trust,
Series 2018-03, Class A2
2.720%	05/17/21	77	$76,923
AmeriCredit Automobile Receivables Trust,
Series 2017-01, Class A3
1.870%	08/18/21	18	18,011
Series 2018-01, Class A3
3.070%	12/19/22	1,490	1,498,876
CarMax Auto Owner Trust,
Series 2019-03, Class A3
2.180%	08/15/24	1,780	1,783,548
Chesapeake Funding II LLC (Canada),
Series 2019-01A, Class B, 144A
3.110%	04/15/31	400	405,938
Series 2019-01A, Class C, 144A
3.360%	04/15/31	380	386,226
Credit Acceptance Auto Loan Trust,
Series 2017-01A, Class A, 144A
2.560%	10/15/25	69	69,160
Series 2018-01A, Class A, 144A
3.010%	02/16/27	2,725	2,735,240
Series 2018-03A, Class A, 144A
3.550%	08/15/27	1,830	1,859,332
Series 2019-01A, Class A, 144A
3.330%	02/15/28	2,230	2,268,411
Series 2019-03A, Class A, 144A
2.380%	11/15/28	930	928,662
Drive Auto Receivables Trust,
Series 2019-02, Class A3
3.040%	03/15/23	1,340	1,347,221
Series 2019-04, Class A3
2.160%	05/15/23	560	559,744
Enterprise Fleet Financing LLC,
Series 2016-02, Class A3, 144A
2.040%	02/22/22	1,117	1,116,120
Series 2017-01, Class A2, 144A
2.130%	07/20/22	77	77,332
Series 2017-01, Class A3, 144A
2.600%	07/20/22	550	550,983
Series 2017-03, Class A2, 144A
2.130%	05/22/23	678	678,135
Series 2019-02, Class A3, 144A
2.380%	02/20/25	1,060	1,062,543
Ford Credit Auto Lease Trust,
Series 2019-A, Class A2A
2.840%	09/15/21	4,910	4,924,050
Ford Credit Floorplan Master Owner Trust,
Series 2015-05, Class A
2.390%	08/15/22	2,235	2,240,009
Series 2019-02, Class A
3.060%	04/15/26	2,455	2,534,226
Series 2019-04, Class A
2.440%	09/15/26	2,920	2,924,371
GMF Floorplan Owner Revolving Trust,
Series 2019-01, Class A, 144A
2.700%	04/15/24	1,430	1,448,585

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Hyundai Auto Lease Securitization Trust,
Series 2019-A, Class A2, 144A
2.920%	07/15/21	967	$971,980
Mercedes-Benz Master Owner Trust,
Series 2019-BA, Class A, 144A
2.610%	05/15/24	2,210	2,237,458
Nissan Master Owner Trust Receivables,
Series 2017-C, Class A, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.000%)
2.060%(c)	10/17/22	3,100	3,100,160
Series 2019-A, Class A, 1 Month LIBOR + 0.560% (Cap N/A, Floor 0.560%)
2.300%(c)	02/15/24	2,190	2,197,437
OneMain Direct Auto Receivables Trust,
Series 2018-01A, Class A, 144A
3.430%	12/16/24	2,585	2,626,555
Santander Drive Auto Receivables Trust,
Series 2018-03, Class A3
3.030%	02/15/22	6	5,638
Series 2019-01, Class A2A
2.910%	01/18/22	537	537,528
Westlake Automobile Receivables Trust,
Series 2019-03A, Class A2, 144A
2.150%	02/15/23	610	610,027
Wheels SPV 2 LLC,
Series 2017-01A, Class A2, 144A
1.880%	04/20/26	53	52,778

			43,833,207

Collateralized Loan Obligations — 4.4%
Adams Mill CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A2R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
3.101%(c)	07/15/26	1,266	1,265,907
ALM Ltd. (Cayman Islands),
Series 2015-12A, Class A1R2, 144A, 3 Month LIBOR + 0.890% (Cap N/A, Floor 0.890%)
2.891%(c)	04/16/27	786	785,718
Series 2015-17A, Class A1AR, 144A, 3 Month LIBOR + 0.930% (Cap N/A, Floor 0.000%)
2.931%(c)	01/15/28	3,250	3,250,436
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2014-04RA, Class A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
2.986%(c)	01/28/31	2,000	1,987,718
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A2R, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
3.751%(c)	07/15/29	600	598,766
BSPRT Issuer Ltd. (Cayman Islands),
Series 2018-FL03, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
2.790%(c)	03/15/28	960	960,000
CIFC Funding Ltd. (Cayman Islands),
Series 2014-04RA, Class A1A, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
3.132%(c)	10/17/30	580	578,092

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Halcyon Loan Advisors Funding Ltd. (Cayman Islands),
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
3.020%(c)	07/25/27	1,301	$1,299,792
KKR CLO Ltd. (Cayman Islands),
Series -16, Class A2R, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor
1.800%)
3.766%(c)	01/20/29	810	807,575
LoanCore Issuer Ltd. (Cayman Islands),
Series 2018-CRE01, Class A, 144A, 1 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
2.870%(c)	05/15/28	1,430	1,430,683
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-19A, Class A2R, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
3.703%(c)	01/22/28	1,000	997,316
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.851%(c)	01/15/28	2,455	2,454,987
OFSI Fund Ltd. (Cayman Islands),
Series 2014-06A, Class BR, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
3.501%(c)	03/20/25	490	483,748
Symphony CLO Ltd. (Cayman Islands),
Series 2016-18A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
3.084%(c)	01/23/28	1,750	1,752,253
Thacher Park CLO Ltd. (Cayman Islands),
Series 2014-01A, Class CR, 144A, 3 Month LIBOR + 2.200% (Cap N/A, Floor 0.000%)
4.166%(c)	10/20/26	570	570,604
Treman Park CLO Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
3.036%(c)	10/20/28	3,250	3,250,417

			22,474,012

Consumer Loans — 2.2%
Lendmark Funding Trust,
Series 2018-01A, Class A, 144A
3.810%	12/21/26	2,190	2,218,181
Series 2019-02A, Class A, 144A
2.780%	04/20/28	420	418,206
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32	518	516,226
OneMain Financial Issuance Trust,
Series 2018-01A, Class A, 144A
3.300%	03/14/29	405	410,913
PFS Financing Corp.,
Series 2018-B, Class A, 144A
2.890%	02/15/23	1,060	1,068,100
Series 2018-D, Class A, 144A
3.190%	04/17/23	2,580	2,610,735
Series 2019-A, Class A1, 144A, 1 Month LIBOR + 0.550% (Cap N/A, Floor 0.000%)
2.290%(c)	04/15/24	660	661,050

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (continued)
Series 2019-A, Class A2, 144A
2.860%	04/15/24	840	$851,083
Series 2019-B, Class A, 144A, 1 Month LIBOR + 0.550% (Cap N/A, Floor 0.000%)
2.290%(c)	09/15/23	1,130	1,130,485
Regional Management Issuance Trust,
Series 2019-01, Class A, 144A
3.050%	11/15/28	400	400,443
Springleaf Funding Trust,
Series 2017-AA, Class A, 144A
2.680%	07/15/30	885	885,441

			11,170,863

Equipment — 0.2%
Transportation Finance Equipment Trust,
Series 2019-01, Class A3, 144A
1.850%	04/24/23	1,000	995,104

Home Equity Loans — 0.0%
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-HE01, Class A2, 1 Month LIBOR + 0.740% (Cap N/A, Floor 0.370%)
2.532%(c)	08/25/32	90	86,664
Renaissance Home Equity Loan Trust,
Series 2004-03, Class AV2A, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)
2.152%(c)	11/25/34	94	90,537

			177,201

Other — 0.3%
Marathon CRE Ltd. (Cayman Islands),
Series 2018-FL01, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
2.890%(c)	06/15/28	660	659,797
Mill City Solar Loan Ltd.,
Series 2019-02GS, Class A, 144A
3.690%	07/20/43	794	800,186
Mosaic Solar Loan Trust,
Series 2019-02A, Class A, 144A
2.880%	09/20/40	99	98,321
Sesac Finance LLC,
Series 2019-01, Class A2, 144A
5.216%	07/25/49	150	154,473

			1,712,777

Residential Mortgage-Backed Securities — 0.5%
Credit-Based Asset Servicing & Securitization LLC,
Series 2007-CB06, Class A1, 144A, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
1.912%(c)	07/25/37	494	324,895
Mill City Mortgage Loan Trust,
Series 2016-01, Class A1, 144A
2.500%(cc)	04/25/57	1,479	1,475,765
Towd Point Mortgage Trust,
Series 2016-03, Class A1, 144A
2.250%(cc)	04/25/56	989	986,323

			2,786,983

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans — 3.6%
EDvestinU Private Education Loan Issue No 1 LLC,
Series 2019-A, Class A, 144A
3.580%(cc)	11/25/38	756	$771,269
Navient Private Education Loan Trust,
Series 2014-AA, Class A2A, 144A
2.740%	02/15/29	921	925,392
Series 2015-AA, Class A2A, 144A
2.650%	12/15/28	962	965,418
Series 2015-AA, Class A2B, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
2.940%(c)	12/15/28	436	438,128
Series 2018-BA, Class A1, 144A, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.000%)
2.090%(c)	12/15/59	753	752,947
Navient Private Education Refi Loan Trust,
Series 2019-A, Class A1, 144A
3.030%	01/15/43	375	376,429
Series 2019-EA, Class A2B, 144A, 1 Month LIBOR + 0.920% (Cap N/A, Floor 0.920%)
2.660%(c)	05/15/68	1,180	1,175,801
Series 2019-FA, Class A1, 144A
2.180%	08/15/68	1,209	1,209,249
Navient Student Loan Trust,
Series 2018-EA, Class A2, 144A
4.000%	12/15/59	310	321,123
SLC Student Loan Trust,
Series 2006-02, Class A5, 3 Month LIBOR + 0.100% (Cap N/A, Floor 0.000%)
1.994%(c)	09/15/26	537	535,654
SLM Private Credit Student Loan Trust,
Series 2004-A, Class A3, 3 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
2.294%(c)	06/15/33	3,130	3,102,567
Series 2007-A, Class A4A, 3 Month LIBOR + 0.240% (Cap N/A, Floor 0.240%)
2.134%(c)	12/16/41	525	513,890
SLM Student Loan Trust,
Series 2005-03, Class A5, 3 Month LIBOR + 0.090% (Cap N/A, Floor 0.090%)
2.030%(c)	10/25/24	187	187,294
SMB Private Education Loan Trust,
Series 2016-A, Class A2A, 144A
2.700%	05/15/31	864	868,391
Series 2018-A, Class A2A, 144A
3.500%	02/15/36	2,490	2,567,801
Series 2018-B, Class A2B, 144A, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.000%)
2.460%(c)	01/15/37	1,440	1,432,004
SoFi Professional Loan Program LLC,
Series 2016-A, Class A2, 144A
2.760%	12/26/36	479	481,073
Series 2016-C, Class A2B, 144A
2.360%	12/27/32	307	307,057
Series 2016-D, Class A2B, 144A
2.340%	04/25/33	306	306,005
Series 2018-A, Class A2B, 144A
2.950%	02/25/42	890	898,945

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
SoFi Professional Loan Program Trust,
Series 2018-D, Class A1FX, 144A
3.120%	02/25/48	465	$468,087

			18,604,524

TOTAL ASSET-BACKED SECURITIES (cost $101,300,786)			101,754,671

COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.6%
280 Park Avenue Mortgage Trust,
Series 2017-280P, Class D, 144A, 1 Month LIBOR + 1.537% (Cap N/A, Floor 1.537%)
3.276%(c)	09/15/34	530	530,483
AOA Mortgage Trust,
Series 2015-1177, Class A, 144A
2.957%	12/13/29	3,334	3,357,092
Banc of America Commercial Mortgage Trust,
Series 2016-UB10, Class A2
2.723%	07/15/49	2,150	2,158,848
BANK,
Series 2019-BN18, Class A2
3.474%	05/15/62	975	1,014,877
Series 2019-BN24, Class A3
2.960%	11/15/62	226	231,300
BBCMS Trust,
Series 2013-TYSN, Class E, 144A
3.708%	09/05/32	355	356,183
Benchmark Mortgage Trust,
Series 2019-B015, Class A5
2.928%	12/15/72	1,501	1,532,132
BWAY Mortgage Trust,
Series 2013-1515, Class A1, 144A
2.809%	03/10/33	1,021	1,033,048
BX Commercial Mortgage Trust,
Series 2019-XL, Class D, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
3.190%(c)	10/15/36	1,285	1,286,603
BX Trust,
Series 2019-OC11, Class A, 144A
3.202%	12/09/41	615	631,904
Cantor Commercial Real Estate Lending,
Series 2019-CF03, Class A4
3.006%	01/15/53	1,641	1,682,161
CD Mortgage Trust,
Series 2006-CD03, Class AM
5.648%	10/15/48	3,130	3,206,683
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC, Class A, 144A, 1 Month LIBOR + 0.790% (Cap N/A, Floor 0.750%)
2.530%(c)	07/15/32	1,151	1,149,958
Commercial Mortgage Trust,
Series 2005-C06, Class F, 144A
5.719%(cc)	06/10/44	1,025	1,037,842
Series 2012-CR04, Class ASB
2.436%	10/15/45	861	863,935

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2013-CR08, Class A5
3.612%(cc)	06/10/46	905	$942,874
Series 2013-CR10, Class ASB
3.795%	08/10/46	2,337	2,407,788
Series 2013-CR12, Class A4
4.046%	10/10/46	955	1,012,862
Series 2014-CR17, Class ASB
3.598%	05/10/47	2,785	2,865,297
Series 2014-UBS03, Class ASB
3.367%	06/10/47	1,956	2,002,074
Series 2014-UBS05, Class ASB
3.548%	09/10/47	754	775,219
Series 2015-CR22, Class A3
3.207%	03/10/48	2,340	2,387,424
Series 2015-CR23, Class A2
2.852%	05/10/48	3,039	3,042,023
Series 2015-CR24, Class ASB
3.445%	08/10/48	1,005	1,037,817
CSAIL Commercial Mortgage Trust,
Series 2015-C01, Class A4
3.505%	04/15/50	465	487,598
Series 2015-C01, Class ASB
3.351%	04/15/50	1,015	1,043,211
Series 2016-C06, Class XA, IO
1.898%(cc)	01/15/49	1,363	115,046
FHLMC Multifamily Structured Pass-Through Certificates,
Series KJ05, Class A2
2.158%	10/25/21	1,527	1,527,099
GRACE Mortgage Trust,
Series 2014-GRCE, Class A, 144A
3.369%	06/10/28	6,525	6,597,251
GS Mortgage Securities Trust,
Series 2012-GCJ07, Class A4
3.377%	05/10/45	2,195	2,230,009
Series 2012-GCJ09, Class A3
2.773%	11/10/45	1,953	1,977,902
Series 2013-GC14, Class A3
3.526%	08/10/46	39	38,861
Series 2017-500K, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
2.440%(c)	07/15/32	2,227	2,224,119
Series 2019-GC38, Class A2
3.872%	02/10/52	678	715,658
Hawaii Hotel Trust,
Series 2019-MAUI, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
2.890%(c)	05/15/38	1,453	1,454,392
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class XA, IO
0.851%(cc)	09/15/47	5,958	197,574
Series 2014-C23, Class ASB
3.657%	09/15/47	717	740,580
Series 2015-C27, Class A2
2.734%	02/15/48	382	381,331
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class A4
3.483%	06/15/45	1,138	1,160,340

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-HSBC, Class D, 144A
4.524%(cc)	07/05/32	975	$1,015,705
Series 2013-LC11, Class ASB
2.554%	04/15/46	1,866	1,877,820
Series 2018-WPT, Class AFX, 144A
4.248%	07/05/33	430	457,293
KNDL Mortgage Trust,
Series 2019-KNSQ, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
2.540%(c)	05/15/36	690	689,458
Series 2019-KNSQ, Class D, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
3.090%(c)	05/15/36	229	229,210
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A2, 144A
3.128%	07/12/50	2,754	2,790,763
Madison Avenue Trust,
Series 2013-650M, Class A, 144A
3.843%	10/12/32	5,000	5,035,965
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19, Class A4
3.526%	12/15/47	400	420,145
Series 2015-C26, Class ASB
3.323%	10/15/48	1,385	1,428,100
Series 2016-C32, Class XA, IO
0.731%(cc)	12/15/49	4,855	189,824
Morgan Stanley Capital I Trust,
Series 2014-CPT, Class A, 144A
3.350%	07/13/29	1,000	1,016,021
Series 2018-H04, Class A4
4.310%	12/15/51	405	454,717
Natixis Commercial Mortgage Securities Trust,
Series 2018-FL1, Class A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
2.715%(c)	06/15/35	701	698,297
UBS Commercial Mortgage Trust,
Series 2017-C01, Class A4
3.460%	06/15/50	800	847,196
Series 2019-C18, Class A4
3.035%	12/15/52	531	544,129
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class AAB
2.687%	03/10/46	637	641,389
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class ASB
3.477%	08/15/50	1,376	1,413,756
Series 2015-C26, Class A4
3.166%	02/15/48	700	724,864
Series 2015-NXS03, Class A2
2.848%	09/15/57	3,000	3,004,651
Series 2016-C32, Class ASB
3.324%	01/15/59	1,656	1,712,397
WFRBS Commercial Mortgage Trust,
Series 2012-C09, Class A3
2.870%	11/15/45	1,021	1,037,139
Series 2013-C13, Class ASB
2.654%	05/15/45	674	679,240

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2014-C21, Class ASB
3.393%	08/15/47			1,467	$1,501,939

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $86,456,890)					85,847,416

CORPORATE BONDS — 36.0%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	10/01/20	(a)		505	510,286
3.750%	10/01/21			175	179,774

					690,060

Aerospace & Defense — 0.4%
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes
2.800%	03/15/22			224	227,708
United Technologies Corp.,
Sr. Unsec’d. Notes
1.125%	12/15/21		EUR	205	234,248
1.150%	05/18/24		EUR	330	383,294
1.250%	05/22/23		EUR	145	168,281
3.350%	08/16/21			990	1,013,613
3.650%	08/16/23			65	68,537

					2,095,681

Agriculture — 0.9%
Altria Group, Inc.,
Gtd. Notes
1.000%	02/15/23		EUR	330	376,960
2.850%	08/09/22	(a)		1,425	1,451,362
3.490%	02/14/22	(a)		420	432,109
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.764%	08/15/22			250	253,598
2.789%	09/06/24	(a)		2,000	2,012,678
BAT International Finance PLC (United Kingdom),
Gtd. Notes, EMTN
0.875%	10/13/23		EUR	200	228,624

					4,755,331

Airlines — 0.2%
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.600%	12/04/20			155	155,341
2.875%	03/13/20			863	863,682

					1,019,023

Apparel — 0.2%
LVMH Moet Hennessy Louis Vuitton SE (France),
Sr. Unsec’d. Notes, EMTN
(0.248)%(s)	02/28/21		EUR	500	562,423
0.125%	02/28/23		EUR	200	225,749
0.375%	05/26/22		EUR	16	18,150

					806,322

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers — 2.9%
American Honda Finance Corp.,
Sr. Unsec’d. Notes
0.550%	03/17/23		EUR	340	$387,509
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
3.350%	05/04/21	(a)		405	411,479
Daimler International Finance BV (Germany),
Gtd. Notes, EMTN
0.250%	08/09/21		EUR	45	50,721
0.250%	11/06/23		EUR	130	145,737
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.681%	01/09/20			1,500	1,500,067
4.063%	11/01/24	(a)		585	597,965
5.085%	01/07/21			485	496,298
5.584%	03/18/24	(a)		1,177	1,272,010
General Motors Financial Co., Inc.,
Gtd. Notes
3.200%	07/06/21			1,109	1,123,420
3.550%	04/09/21			95	96,570
3.700%	11/24/20			845	855,189
4.200%	03/01/21			1,105	1,128,219
4.350%	01/17/27	(a)		489	514,184
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A, MTN
2.150%	02/26/20			570	569,953
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A, MTN
2.550%	04/03/20			640	640,253
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, 144A, MTN
2.125%	03/03/20			1,010	1,009,868
2.250%	01/13/20			1,700	1,699,925
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, EMTN
2.375%	02/01/23		EUR	270	325,965
Volkswagen Bank GmbH (Germany),
Sr. Unsec’d. Notes, EMTN
1.875%	01/31/24		EUR	600	707,976
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
2.700%	09/26/22			200	202,166
Volkswagen Leasing GmbH (Germany),
Gtd. Notes, EMTN
1.000%	02/16/23		EUR	700	800,863
Volvo Treasury AB (Sweden),
Gtd. Notes, EMTN, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.000%)
0.257%(c)	09/13/21		EUR	300	338,635

					14,874,972

Auto Parts & Equipment — 0.1%
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A
4.500%	04/29/22			284	294,580

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks — 9.8%
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A, MTN
4.263%(ff)	04/10/25			225	$238,170
Banco de Sabadell SA (Spain),
Sr. Unsec’d. Notes
0.625%(ff)	11/07/25		EUR	200	222,557
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
2.706%	06/27/24			800	810,744
Bancolombia SA (Colombia),
Sr. Unsec’d. Notes
5.950%	06/03/21			1,240	1,301,554
Bank of America Corp.,
Sr. Unsec’d. Notes
2.738%(ff)	01/23/22			743	748,484
Sr. Unsec’d. Notes, GMTN
2.369%(ff)	07/21/21			1,215	1,217,440
2.816%(ff)	07/21/23			600	609,501
3.300%	01/11/23			2,760	2,856,769
Sr. Unsec’d. Notes, MTN
2.881%(ff)	04/24/23			185	188,063
Banque Federative du Credit Mutuel SA (France),
Sr. Unsec’d. Notes, EMTN
0.125%	02/05/24		EUR	300	335,909
0.750%	06/15/23		EUR	200	229,509
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
2.875%	06/08/20			1,300	1,304,006
4.610%(ff)	02/15/23			810	845,619
Capital One NA,
Sr. Unsec’d. Notes
2.350%	01/31/20			1,005	1,005,247
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.142%(ff)	01/24/23			60	61,216
Sr. Unsec’d. Notes, EMTN
0.750%	10/26/23		EUR	305	349,501
Citizens Bank NA,
Sr. Unsec’d. Notes
2.250%	03/02/20			720	720,074
Sr. Unsec’d. Notes, MTN
2.550%	05/13/21			500	503,554
Commonwealth Bank of Australia (Australia),
Sr. Unsec’d. Notes, 144A, MTN
2.050%	09/18/20			535	535,644
Credit Agricole SA (France),
Sr. Unsec’d. Notes, EMTN
0.750%	12/01/22		EUR	200	229,645
0.875%	01/19/22		EUR	300	343,405
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.574%	01/09/23	(a)		1,120	1,149,594
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.125%	12/10/20	(a)		730	736,493

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
3.001%(ff)	09/20/22			1,220	$1,230,679
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
4.250%	02/04/21			1,095	1,113,189
Discover Bank,
Sr. Unsec’d. Notes
3.350%	02/06/23	(a)		590	608,107
Fifth Third Bancorp,
Sr. Unsec’d. Notes
2.600%	06/15/22			330	333,896
HSBC France SA (France),
Sr. Unsec’d. Notes, EMTN
0.250%	05/17/24		EUR	300	338,017
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.262%(ff)	03/13/23			1,110	1,135,344
Huntington National Bank (The),
Sr. Unsec’d. Notes
2.375%	03/10/20			1,140	1,140,103
2.875%	08/20/20			1,455	1,463,114
3.125%	04/01/22			260	265,958
ING Bank NV (Netherlands),
Sr. Unsec’d. Notes, MTN
—%(p)	04/08/22		EUR	400	451,073
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
1.000%	09/20/23		EUR	300	346,322
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.610%
2.509%(c)	06/18/22			1,585	1,591,508
Sr. Unsec’d. Notes
2.776%(ff)	04/25/23			440	446,619
3.797%(ff)	07/23/24			1,275	1,343,409
JPMorgan Chase Bank NA,
Sr. Unsec’d. Notes
2.604%(ff)	02/01/21			400	400,183
3.086%(ff)	04/26/21			3,145	3,156,128
KBC Group NV (Belgium),
Sr. Unsec’d. Notes, EMTN
1.125%	01/25/24		EUR	300	348,533
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.218%	03/07/22			1,000	1,022,948
3.535%	07/26/21			245	250,615
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, EMTN
0.523%	06/10/24		EUR	310	350,853
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
3.125%	01/23/23			780	801,502
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.875%	09/12/23			800	837,254

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
3.700%	03/28/22		1,395	$1,433,585
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.373%(ff)	01/05/24		565	578,043
Skandinaviska Enskilda Banken AB (Sweden),
Sr. Unsec’d. Notes, 144A
2.200%	12/12/22		2,085	2,086,325
Societe Generale SA (France),
Sr. Unsec’d. Notes, EMTN
(0.053)%(s)	05/27/22	EUR	500	560,977
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.846%	01/11/22		925	939,554
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, EMTN
0.375%	04/25/24	EUR	415	469,500
Truist Financial Corp.,
Sr. Unsec’d. Notes
2.700%	01/27/22		1,170	1,185,466
UBS AG (Switzerland),
Sub. Notes, EMTN
4.750%(ff)	02/12/26	EUR	430	506,590
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.859%(ff)	08/15/23		910	923,426
Wells Fargo & Co.,
Sr. Unsec’d. Notes
2.500%	03/04/21		1,190	1,197,999
Sr. Unsec’d. Notes, MTN
3.750%	01/24/24		805	851,018
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
3.325%(ff)	07/23/21		1,780	1,793,160
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
3.150%	01/16/24		2,345	2,450,388

				50,494,083

Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.150%	01/23/25		600	652,965
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.125%	09/22/22	EUR	315	365,431
Keurig Dr. Pepper, Inc.,
Gtd. Notes
4.057%	05/25/23		300	316,802
Pernod Ricard SA (France),
Sr. Unsec’d. Notes
0.013%(s)	10/24/23	EUR	700	784,192

				2,119,390

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals — 0.3%
Air Liquide Finance SA (France),
Gtd. Notes, EMTN
0.375%	04/18/22	EUR	200	$227,040
BASF SE (Germany),
Sr. Unsec’d. Notes
2.000%	12/05/22	EUR	325	386,759
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.000%	11/15/22		228	233,150
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
4.205%	11/15/23		600	641,477

				1,488,426

Commercial Services — 0.2%
Autoroutes du Sud de la France SA (France),
Sr. Unsec’d. Notes, EMTN
2.950%	01/17/24	EUR	200	249,386
Global Payments, Inc.,
Sr. Unsec’d. Notes
3.750%	06/01/23		550	573,273
Motability Operations Group PLC (United Kingdom),
Gtd. Notes, EMTN
1.625%	06/09/23	EUR	360	426,074

				1,248,733

Computers — 0.4%
Apple, Inc.,
Sr. Unsec’d. Notes, EMTN
1.000%	11/10/22	EUR	555	643,026
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
5.450%	06/15/23		1,255	1,360,730

				2,003,756

Cosmetics/Personal Care — 0.0%
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
0.625%	10/30/24	EUR	105	121,475

Diversified Financial Services — 2.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
2.875%	08/14/24		450	453,959
3.300%	01/23/23		385	394,370
3.500%	05/26/22		800	821,717
3.500%	01/15/25		750	774,195
4.250%	07/01/20		450	454,217
4.500%	05/15/21		775	800,162
4.625%	07/01/22		150	158,418
Air Lease Corp.,
Sr. Unsec’d. Notes
3.375%	06/01/21		1,335	1,356,722
American Express Co.,
Sr. Unsec’d. Notes
2.500%	08/01/22		270	273,027

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.400%	10/30/20			510	$511,477
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
2.342%	11/15/20			3,295	3,296,104
International Lease Finance Corp.,
Sr. Unsec’d. Notes
4.625%	04/15/21			732	754,917
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes
3.011%	12/23/10	(d)		4,200	52,500
Mastercard, Inc.,
Sr. Unsec’d. Notes
1.100%	12/01/22		EUR	460	532,215
Synchrony Financial,
Sr. Unsec’d. Notes
2.850%	07/25/22			335	339,294

					10,973,294

Electric — 2.0%
Alliant Energy Finance LLC,
Gtd. Notes, 144A
3.750%	06/15/23			455	475,729
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
2.500%	09/01/22			260	262,158
Centrais Eletricas Brasileiras SA (Brazil),
Sr. Unsec’d. Notes, 144A
5.750%	10/27/21			1,300	1,358,006
Dominion Energy, Inc.,
Jr. Sub. Notes
2.579%	07/01/20			325	325,874
2.715%	08/15/21			770	776,124
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.950%	10/15/23	(a)		975	1,033,085
E.ON SE (Germany),
Sr. Unsec’d. Notes, EMTN
(0.026)%(s)	10/24/22		EUR	390	437,245
Enel Finance International NV (Italy),
Gtd. Notes, EMTN
0.237%(s)	06/17/24		EUR	510	566,090
Enexis Holding NV (Netherlands),
Sr. Unsec’d. Notes, EMTN
3.375%	01/26/22		EUR	200	240,583
Engie SA (France),
Sr. Unsec’d. Notes, EMTN
0.375%	02/28/23		EUR	300	340,363
ESB Finance DAC (Ireland),
Gtd. Notes, EMTN
3.494%	01/12/24		EUR	205	261,189
Exelon Corp.,
Sr. Unsec’d. Notes
2.450%	04/15/21			625	627,758

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (continued)
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series A
2.850%	07/15/22			557	$565,594
Florida Power & Light Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.400%
2.308%(c)	05/06/22			705	704,933
Iberdrola International BV (Spain),
Gtd. Notes, EMTN
3.500%	02/01/21		EUR	300	349,967
innogy Finance BV (Germany),
Gtd. Notes, EMTN
0.750%	11/30/22		EUR	80	91,356
ITC Holdings Corp.,
Sr. Unsec’d. Notes
2.700%	11/15/22			290	293,514
RTE Reseau de Transport d’Electricite SADIR (France),
Sr. Unsec’d. Notes, EMTN
1.625%	10/08/24		EUR	100	119,898
Sempra Energy,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%
2.501%(c)	01/15/21			805	805,131
WEC Energy Group, Inc.,
Sr. Unsec’d. Notes
3.375%	06/15/21	(a)		625	637,484

					10,272,081

Electrical Components & Equipment — 0.1%
Eaton Capital Unlimited Co.,
Gtd. Notes
0.021%	05/14/21		EUR	460	516,642
Schneider Electric SE (France),
Sr. Unsec’d. Notes, EMTN
0.250%	09/09/24		EUR	200	226,283

					742,925

Electronics — 0.4%
Amphenol Corp.,
Sr. Unsec’d. Notes
2.200%	04/01/20			855	855,248
Honeywell International, Inc.,
Sr. Unsec’d. Notes
1.300%	02/22/23		EUR	825	961,116

					1,816,364

Foods — 0.3%
Conagra Brands, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%
2.703%(c)	10/22/20			1,365	1,365,910
Kraft Heinz Foods Co.,
Sec’d. Notes, 144A
4.875%	02/15/25	(a)		332	341,040

					1,706,950

Healthcare-Products — 0.5%
Abbott Ireland Financing DAC,
Gtd. Notes
0.100%	11/19/24		EUR	230	257,888

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Products (continued)
Abbott Ireland Financing DAC, (continued)
0.875%	09/27/23	EUR	300	$347,230
Becton Dickinson Euro Finance Sarl,
Gtd. Notes
0.632%	06/04/23	EUR	125	141,689
DH Europe Finance II Sarl,
Gtd. Notes
0.200%	03/18/26	EUR	185	205,117
DH Europe Finance Sarl,
Gtd. Notes
—%(p)	06/30/22	EUR	430	482,538
Medtronic Global Holdings SCA,
Gtd. Notes
0.375%	03/07/23	EUR	290	328,977
Gtd. Notes, EMTN
(0.074)%(s)	12/02/22	EUR	765	859,133
Stryker Corp.,
Sr. Unsec’d. Notes
0.250%	12/03/24	EUR	150	168,148

				2,790,720

Healthcare-Services — 0.1%
Anthem, Inc.,
Sr. Unsec’d. Notes
3.125%	05/15/22		355	363,851

Insurance — 0.5%
Allianz Finance II BV (Germany),
Gtd. Notes, EMTN
0.250%	06/06/23	EUR	400	453,202
Aon PLC,
Gtd. Notes
2.800%	03/15/21		485	489,412
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.500%	03/10/25		755	797,201
Metropolitan Life Global Funding I,
Sec’d. Notes, EMTN
2.375%	01/11/23	EUR	125	149,948
Sec’d. Notes, MTN
(0.021)%(s)	09/23/22	EUR	100	112,066
Sr. Sec’d. Notes
0.375%	04/09/24	EUR	200	226,159
Willis Towers Watson PLC,
Gtd. Notes
5.750%	03/15/21		282	293,832

				2,521,820

Internet — 0.2%
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.875%	07/06/22		1,055	1,064,525

Leisure Time — 0.1%
Carnival Corp.,
Gtd. Notes
3.950%	10/15/20		620	629,376

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Lodging — 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes
2.875%	03/01/21		345	$348,166

Machinery-Diversified — 0.1%
Atlas Copco AB (Sweden),
Sr. Unsec’d. Notes, EMTN
2.500%	02/28/23	EUR	390	472,866
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.600%	03/07/24		180	183,952

				656,818

Media — 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.464%	07/23/22		1,033	1,085,910
4.500%	02/01/24		76	81,746
Discovery Communications LLC,
Gtd. Notes
3.300%	05/15/22		960	984,016
Sky Ltd. (United Kingdom),
Gtd. Notes, EMTN
1.500%	09/15/21	EUR	225	259,365
ViacomCBS, Inc.,
Gtd. Notes
3.375%	03/01/22		23	23,527
Sr. Unsec’d. Notes
3.875%	04/01/24		255	269,530

				2,704,094

Mining — 0.1%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
4.125%	04/15/21		343	350,187

Miscellaneous Manufacturing — 0.4%
3M Co.,
Sr. Unsec’d. Notes, EMTN
0.950%	05/15/23	EUR	255	296,226
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
5.500%	01/08/20		285	285,105
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
0.250%	12/05/24	EUR	270	304,175
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, EMTN
(0.304)%(s)	09/05/21	EUR	550	619,713
0.375%	09/06/23	EUR	400	456,058
Gtd. Notes, EMTN, 3 Month EURIBOR + 0.700%
0.304%(c)	12/17/21	EUR	100	113,280

				2,074,557

Office/Business Equipment — 0.1%
Xerox Corp.,
Sr. Unsec’d. Notes
3.500%	08/20/20		644	647,169

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas — 2.2%
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22			260	$263,684
3.625%	02/01/21			59	59,632
4.375%	10/15/28	(a)		335	349,707
4.750%	04/15/43			348	335,799
5.350%	07/01/49			348	363,143
BP Capital Markets PLC (United Kingdom),
Gtd. Notes, EMTN
1.109%	02/16/23		EUR	275	318,697
1.526%	09/26/22		EUR	515	602,405
Concho Resources, Inc.,
Gtd. Notes
4.375%	01/15/25			960	992,344
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	(a)		265	274,166
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24			600	606,793
3.500%	12/01/29			600	611,146
Empresa Nacional del Petroleo (Chile),
Sr. Unsec’d. Notes, 144A
5.250%	08/10/20			700	711,233
Encana Corp. (Canada),
Gtd. Notes
3.900%	11/15/21	(a)		935	957,371
Newfield Exploration Co.,
Gtd. Notes
5.625%	07/01/24			2,390	2,635,667
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.600%	08/13/21			175	176,169
2.700%	08/15/22	(a)		215	217,240
4.850%	03/15/21			985	1,014,300
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
2.875%	04/16/24			275	279,179
Total Capital International SA (France),
Gtd. Notes, EMTN
0.250%	07/12/23		EUR	300	340,193
2.125%	03/15/23		EUR	200	240,434

					11,349,302

Oil & Gas Services — 0.2%
Halliburton Co.,
Sr. Unsec’d. Notes
3.800%	11/15/25	(a)		500	533,554
5.000%	11/15/45			300	341,591
Schlumberger Finance BV,
Gtd. Notes
0.055%(s)	10/15/24		EUR	275	306,671

					1,181,816

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Packaging & Containers — 0.2%
WRKCo, Inc.,
Gtd. Notes
3.000%	09/15/24			750	$765,197
3.750%	03/15/25			245	257,847

					1,023,044

Pharmaceuticals — 3.0%
AbbVie, Inc.,
Sr. Unsec’d. Notes
1.375%	05/17/24		EUR	200	236,179
Sr. Unsec’d. Notes, 144A
2.600%	11/21/24			900	907,502
2.950%	11/21/26			275	279,445
Allergan Finance LLC,
Gtd. Notes
3.250%	10/01/22			990	1,011,797
Allergan Funding SCS,
Gtd. Notes
3.000%	03/12/20			1,800	1,801,250
3.450%	03/15/22			3,000	3,068,736
Allergan, Inc.,
Gtd. Notes
2.800%	03/15/23			500	503,168
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
1.401%	05/24/23		EUR	310	359,739
2.404%	06/05/20			780	780,859
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.875%
2.836%(c)	12/29/20			1,875	1,875,636
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
2.750%	02/15/23			220	224,481
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28			625	693,402
CVS Health Corp.,
Sr. Unsec’d. Notes
4.300%	03/25/28	(a)		675	737,911
Express Scripts Holding Co.,
Gtd. Notes
2.600%	11/30/20			700	703,446
Merck Financial Services GmbH (Germany),
Gtd. Notes, EMTN
0.005%	12/15/23		EUR	600	670,249
Roche Finance Europe BV (Switzerland),
Gtd. Notes, EMTN
0.500%	02/27/23		EUR	130	148,601
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.400%	09/23/21			415	417,334
2.875%	09/23/23			400	407,798
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
4.400%	11/26/23			555	596,160

					15,423,693

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines — 1.7%
Energy Transfer Operating LP,
Gtd. Notes
3.600%	02/01/23			370	$378,811
4.150%	10/01/20			2,060	2,082,081
4.250%	03/15/23	(a)		800	834,403
4.500%	04/15/24			132	140,464
5.875%	01/15/24			600	663,860
Energy Transfer Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
5.750%	09/01/20			370	375,189
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.250%	09/01/24			167	178,552
Kinder Morgan, Inc.,
Gtd. Notes, 144A
5.000%	02/15/21			745	766,726
MPLX LP,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.900%
2.785%(c)	09/09/21			560	562,067
Sr. Unsec’d. Notes, 144A
3.500%	12/01/22			535	550,987
6.250%	10/15/22			460	466,946
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.750%	05/15/24			227	253,129
Spectra Energy Partners LP,
Gtd. Notes
4.750%	03/15/24	(a)		200	217,670
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.500%	02/15/20			265	265,897
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
3.750%	10/16/23			130	136,760
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.700%	01/15/23	(a)		1,050	1,086,143

					8,959,685

Real Estate — 0.1%
Vonovia Finance BV (Germany),
Gtd. Notes, EMTN
0.125%	04/06/23		EUR	300	335,482

Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.,
Sr. Unsec’d. Notes
3.500%	01/31/23			155	160,618
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.200%	09/01/24			555	574,785
Equinix, Inc.,
Sr. Unsec’d. Notes
2.625%	11/18/24			860	864,475

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Simon International Finance SCA,
Gtd. Notes
1.375%	11/18/22		EUR	110	$127,577

					1,727,455

Retail — 0.1%
McDonald’s Corp.,
Sr. Unsec’d. Notes, GMTN
1.000%	11/15/23		EUR	100	116,092
1.125%	05/26/22		EUR	300	346,294

					462,386

Semiconductors — 1.6%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
2.850%	03/12/20			5	5,007
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
2.375%	01/15/20			3,740	3,740,333
3.000%	01/15/22			700	710,330
Lam Research Corp.,
Sr. Unsec’d. Notes
3.750%	03/15/26			800	859,403
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.975%	02/06/26	(a)		245	272,012
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
3.875%	09/01/22			668	693,337
4.125%	06/01/21			1,390	1,424,866
4.625%	06/15/22			400	420,771

					8,126,059

Software — 0.7%
Amadeus Capital Markets SAU (Spain),
Gtd. Notes, EMTN
1.625%	11/17/21		EUR	200	230,552
Dassault Systemes SE (France),
Sr. Unsec’d. Notes
(0.138)%(s)	09/16/22		EUR	500	561,768
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
0.125%	12/03/22		EUR	430	483,111
0.400%	01/15/21		EUR	700	789,090
0.750%	05/21/23		EUR	545	623,947
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.750%	07/01/24			410	417,734
SAP SE (Germany),
Sr. Unsec’d. Notes
0.250%	03/10/22		EUR	400	452,504

					3,558,706

Telecommunications — 1.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.000%	06/30/22			1,500	1,532,261

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Telecommunications (continued)
AT&T, Inc., (continued)
3.950%	01/15/25			500	$535,227
BellSouth LLC,
Gtd. Notes, 144A
4.266%	04/26/21			2,000	2,013,241
Orange SA (France),
Sr. Unsec’d. Notes, EMTN
0.500%	01/15/22		EUR	200	226,837
0.750%	09/11/23		EUR	500	573,682
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23			190	192,210
4.738%	09/20/29			860	912,011
Telenor ASA (Norway),
Sr. Unsec’d. Notes, EMTN
(0.016)%(s)	09/25/23		EUR	140	156,849
Telstra Corp. Ltd. (Australia),
Gtd. Notes, EMTN
3.500%	09/21/22		EUR	300	369,188
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
0.500%	06/02/22		EUR	125	142,042

					6,653,548

Transportation — 0.2%
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.500%	09/01/24			255	256,236
3.750%	06/09/23			560	584,115

					840,351

Trucking & Leasing — 0.8%
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
2.875%	01/20/22	(a)		1,085	1,091,377
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	03/14/23			1,515	1,527,454
2.700%	11/01/24			240	241,924
3.375%	02/01/22			869	887,145
4.250%	01/17/23			370	389,741

					4,137,641

Water — 0.1%
Veolia Environnement SA (France),
Sr. Unsec’d. Notes, EMTN
0.672%	03/30/22		EUR	400	454,770

TOTAL CORPORATE BONDS (cost $183,302,910)					185,908,667

MUNICIPAL BONDS — 0.3%
South Carolina
South Carolina Public Service Authority,
Revenue Bonds, Series E, Rfdg.
3.722%	12/01/23			732	762,898

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
South Carolina (continued)
Taxable, Revenue Bonds, Series D
2.388%	12/01/23	850	$846,200

TOTAL MUNICIPAL BONDS (cost $1,526,677)			1,609,098

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.2%
Alternative Loan Trust,
Series 2003-J03, Class 2A1
6.250%	12/25/33	13	12,525
Banc of America Alternative Loan Trust,
Series 2007-01, Class 1A1
5.211%(cc)	04/25/22	197	196,430
Banc of America Funding Trust,
Series 2004-A, Class 1A3
4.752%(cc)	09/20/34	61	62,546
Series 2005-D, Class A1
4.675%(cc)	05/25/35	75	76,470
BCAP LLC Trust,
Series 2011-RR04, Class 7A1, 144A
5.250%	04/26/37	396	328,713
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-01, Class 6A1
4.880%(cc)	04/25/33	12	12,051
Series 2003-08, Class 2A1
4.153%(cc)	01/25/34	94	94,396
Series 2003-09, Class 2A1
4.253%(cc)	02/25/34	67	67,196
Series 2004-08, Class 13A1
3.872%(cc)	11/25/34	1,431	1,267,881
Bear Stearns ALT-A Trust,
Series 2005-10, Class 24A1
3.618%(cc)	01/25/36	1,022	1,087,799
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-06, Class A1, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.100% (Cap 9.744%, Floor 2.100%)
3.840%(c)	09/25/35	144	147,390
Series 2005-06, Class A3, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.800% (Cap 10.972%, Floor 1.800%)
4.200%(c)	09/25/35	22	21,975
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-25, Class 2A1, 1 Month LIBOR + 0.680% (Cap 10.500%, Floor 0.340%)
2.472%(c)	02/25/35	293	273,040
Series 2004-J09, Class 2A5
5.500%	01/25/35	337	337,459
Series 2005-03, Class 2A1, 1 Month LIBOR + 0.580% (Cap N/A, Floor 0.290%)
2.372%(c)	04/25/35	292	286,223
Series 2005-11, Class 3A1
2.912%(cc)	04/25/35	498	466,622
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR15, Class 2A1
4.031%(cc)	06/25/33	228	228,241
Fannie Mae Connecticut Avenue Securities,
Series 2017-C04, Class 2M1, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.642%(c)	11/25/29	443	443,208

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae REMICS,
Series 1996-39, Class H
8.000%	11/25/23	5	$4,901
Series 2004-11, Class A, 1 Month LIBOR + 0.120% (Cap 10.000%, Floor 0.120%)
1.912%(c)	03/25/34	64	63,587
Series 2006-05, Class 3A2
4.234%(cc)	05/25/35	55	58,067
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 1.400% (Cap N/A, Floor 1.400%)
3.639%(c)	07/25/44	443	450,923
Series T-62, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 1.200% (Cap N/A, Floor 1.200%)
3.439%(c)	10/25/44	1,623	1,645,925
Freddie Mac REMICS,
Series 4459, Class BN
3.000%	08/15/43	1,155	1,173,083
Freddie Mac Structured Pass-Through Certificates,
Series T-57, Class 1A1
6.500%	07/25/43	724	853,982
Series T-59, Class 1A2
7.000%	10/25/43	484	577,701
Gosforth Funding PLC (United Kingdom),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
2.360%(c)	08/25/60	1,058	1,056,269
GreenPoint Mortgage Funding Trust,
Series 2005-AR02, Class A1, 1 Month LIBOR + 0.460% (Cap 10.500%, Floor 0.230%)
2.252%(c)	06/25/45	235	210,437
GSR Mortgage Loan Trust,
Series 2004-07, Class 1A1
3.777%(cc)	06/25/34	23	22,241
Series 2005-AR07, Class 5A1
4.217%(cc)	11/25/35	216	211,181
Harborview Mortgage Loan Trust,
Series 2004-06, Class 3A2A
4.403%(cc)	08/19/34	456	456,393
JPMorgan Mortgage Trust,
Series 2006-A02, Class 5A1
4.091%(cc)	11/25/33	99	100,806
Series 2007-A01, Class 3A3
4.492%(cc)	07/25/35	141	141,423
Lanark Master Issuer PLC (United Kingdom),
Series 2019-01A, Class 1A1, 144A, 3 Month LIBOR + 0.770% (Cap N/A, Floor 0.000%)
2.669%(c)	12/22/69	732	733,320
New Residential Mortgage Loan Trust,
Series 2016-03A, Class A1B, 144A
3.250%(cc)	09/25/56	342	348,171
Series 2018-01A, Class A1A, 144A
4.000%(cc)	12/25/57	1,030	1,067,113
Permanent Master Issuer PLC (United Kingdom),
Series 2018-01A, Class 1A1, 144A, 3 Month LIBOR + 0.380% (Cap N/A, Floor 0.000%)
2.366%(c)	07/15/58	1,920	1,919,145

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Reperforming Loan REMIC Trust,
Series 2003-R04, Class 2A, 144A
4.931%(cc)	01/25/34	156	$155,283
Series 2004-R1, Class 2A, 144A
6.500%	11/25/34	48	48,324
Series 2005-R02, Class 1AF1, 144A, 1 Month LIBOR + 0.340% (Cap 9.500%, Floor 0.340%)
2.132%(c)	06/25/35	495	474,255
Seasoned Credit Risk Transfer Trust,
Series 2018-02, Class MA
3.500%	11/25/57	1,232	1,275,716
Series 2019-04, Class MA
3.000%	02/25/59	1,650	1,680,878
Sequoia Mortgage Trust,
Series 2017-CH02, Class A10, 144A
4.000%(cc)	12/25/47	780	784,009
Structured Asset Mortgage Investments II Trust,
Series 2005-AR05, Class A1, 1 Month LIBOR + 0.250% (Cap 11.000%, Floor 0.250%)
2.014%(c)	07/19/35	205	197,556
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-AR06, Class 2A1A, 1 Month LIBOR + 0.460% (Cap 10.500%, Floor 0.230%)
2.252%(c)	04/25/45	412	399,129
Series 2006-AR09, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 1.000% (Cap N/A, Floor 1.000%)
3.239%(c)	08/25/46	294	270,443

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $21,755,056)			21,790,426

U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.5%
Federal Home Loan Mortgage Corp.
2.500%	11/01/27	2,252	2,279,756
2.500%	01/01/50	10,000	9,890,378
4.000%	02/01/34	661	698,961
4.000%	02/01/34	850	904,715
4.000%	03/01/34	677	724,295
4.500%	07/01/47	162	175,687
4.500%	03/01/49	8,113	8,879,319
Federal National Mortgage Assoc.
2.500%	TBA	605	610,403
2.500%	11/01/31	104	105,547
2.500%	11/01/31	5,525	5,595,184
2.500%	04/01/32	25	25,690
3.000%	TBA	1,815	1,860,194
3.000%	07/01/27	18	18,670
3.000%	02/01/30	707	728,238
3.000%	05/01/30	16	16,007
3.000%	09/01/30	1,400	1,442,499
3.000%	11/01/30	16	16,428
3.000%	12/01/30	23	23,871
3.000%	04/01/31	18	18,922
3.000%	12/01/31	97	99,977
3.000%	09/01/32	86	88,291
3.000%	11/01/32	854	879,783
3.000%	01/01/33	169	173,935

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	01/01/33	674	$696,385
3.000%	01/01/33	818	843,695
3.000%	11/01/33	758	784,727
3.500%	TBA	1,500	1,555,215
3.500%	04/01/34	55	57,466
3.500%	04/01/34	276	290,697
4.000%	TBA	3,000	3,129,030
4.000%	TBA	17,080	17,765,250
4.000%	TBA	7,700	8,012,512
4.000%	04/01/33	744	787,189
4.000%	06/01/33	544	576,616
4.000%	09/01/33	154	165,047
4.000%	09/01/33	6,370	6,657,257
4.000%	02/01/34	255	271,480
4.000%	03/01/34	21	22,502
4.000%	03/01/34	135	143,364
4.000%	03/01/34	145	152,806
4.000%	12/01/41	339	362,878
4.500%	TBA	3,000	3,093,948
4.500%	06/01/39	18	19,761
4.500%	08/01/40	34	37,364
4.500%	02/01/41	54	58,840
4.500%	12/01/41	165	179,237
4.500%	03/01/47	559	600,032
4.500%	05/01/47	1,869	2,005,932
4.500%	07/01/47	188	202,403
4.500%	11/01/47	2,087	2,239,739
4.500%	06/01/48	217	237,246
4.500%	11/01/48	702	767,297
4.500%	02/01/49	1,836	2,027,345
4.500%	04/01/49	485	536,050
Federal National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.270% (Cap 9.520%, Floor 2.270%)
4.770%(c)	04/01/32	6	6,161
Federal National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.276% (Cap 11.982%, Floor 2.276%)
4.026%(c)	12/01/29	19	19,988
Federal National Mortgage Assoc., 12 Month LIBOR + 1.590% (Cap 7.669%, Floor 1.590%)
2.669%(c)	06/01/45	3,550	3,581,367
Federal National Mortgage Assoc., 12 Month LIBOR + 1.590% (Cap 8.129%, Floor 1.590%)
3.135%(c)	06/01/45	2,004	2,046,253
Federal National Mortgage Assoc., 6 Month LIBOR + 1.345% (Cap 9.430%, Floor 1.345%)
4.151%(c)	01/01/25	1	779
Federal National Mortgage Assoc., Cost of Funds for the 11th District of
San Francisco+ 1.250% (Cap 15.000%, Floor 5.000%)
5.000%(c)	04/01/24	2	2,106
Freddie Mac Non Gold Pool, 1 Year US Treasury Yield Curve Rate T
Note Constant Maturity + 2.225% (Cap 9.611%, Floor 2.225%)
4.257%(c)	01/01/34	18	18,564
Freddie Mac Non Gold Pool, 1 Year US Treasury Yield Curve Rate T
Note Constant Maturity + 2.335% (Cap 13.215%, Floor 2.335%)
4.085%(c)	12/01/26	6	6,575
Freddie Mac Non Gold Pool, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.401% (Cap 12.291%, Floor 2.401%)
4.907%(c)	07/01/29	17	17,130

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500% (Cap 10.500%, Floor 1.500%)
4.000%(c)	01/20/26		17	$17,350
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500% (Cap 11.000%, Floor 1.500%)
3.875%(c)	06/20/26		9	9,544
4.125%(c)	11/20/29		40	41,027
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500% (Cap 11.500%, Floor 1.500%)
3.875%(c)	05/20/24		12	12,223
Government National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.500% (Cap 12.000%, Floor 2.000%)
3.250%(c)	07/20/24		2	2,160

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $94,370,143)				95,317,287

U.S. TREASURY OBLIGATIONS — 2.6%
U.S. Treasury Notes
1.375%	10/15/22	(h)	8,390	8,334,941
1.625%	12/15/22		5,000	5,001,953

TOTAL U.S. TREASURY OBLIGATIONS (cost $13,359,279)				13,336,894

TOTAL LONG-TERM INVESTMENTS (cost $502,071,741)				505,564,459

	Shares

SHORT-TERM INVESTMENTS — 9.5%

AFFILIATED MUTUAL FUNDS — 2.5%
PGIM Core Ultra Short Bond Fund(w)	1,282,137	1,282,137
PGIM Institutional Money Market Fund (cost $11,512,896; includes $11,493,068 of cash collateral for securities on loan)(b)(w)	11,510,939	11,513,241

TOTAL AFFILIATED MUTUAL FUNDS (cost $12,795,033)		12,795,378

Interest Rate	Maturity Date	Principal Amount (000)#

COMMERCIAL PAPER(n) — 0.7%
General Electric Co.
2.265%	04/01/20		1,200	1,193,416
Nissan Motor Acceptance Corp.
2.224%	06/12/20		2,500	2,474,751

TOTAL COMMERCIAL PAPER (cost $3,668,272)				3,668,167

FOREIGN TREASURY OBLIGATIONS(n) — 6.3%
Italy Buoni Ordinari del Tesoro BOT
(0.332)%	01/31/20	EUR	6,426	7,211,001
(0.295)%	02/14/20	EUR	7,374	8,275,764
Japan Treasury Bills
(0.204)%	01/20/20	JPY	500,000	4,602,156
Mexico Cetes
7.290%	04/02/20	MXN	3,460	1,796,973

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

FOREIGN TREASURY OBLIGATIONS(n) (continued)
7.363%	02/27/20	MXN	1,168,500	$6,111,364
7.400%	01/02/20	MXN	880,000	4,654,238

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $32,116,693)				32,651,496

TOTAL SHORT-TERM INVESTMENTS (cost $48,579,998)				49,115,041

TOTAL INVESTMENTS — 107.4% (cost $550,651,739)				554,679,500
Liabilities in excess of other assets(z) — (7.4)%				(38,405,792)

NET ASSETS — 100.0%				$516,273,708

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $11,274,932; cash collateral of $11,493,068 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(p)	Interest rate not available as of December 31, 2019.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contract:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc. (proceeds receivable $9,873,437)	2.500%	TBA	01/14/20	(10,000)	$(9,887,810)

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,156	2 Year U.S. Treasury Notes	Mar. 2020	$249,118,000	$(100,244)
58	Euro Schatz Index	Mar. 2020	7,280,383	(4,603)

				(104,847)

Short Positions:
115	5 Year Euro-Bobl	Mar. 2020	17,237,669	88,891
415	5 Year U.S. Treasury Notes	Mar. 2020	49,222,893	83,691
16	10 Year Euro-Bund	Mar. 2020	3,059,818	20,020
73	10 Year U.S. Treasury Notes	Mar. 2020	9,374,797	78,304
54	10 Year U.S. Ultra Treasury Notes	Mar. 2020	7,597,969	72,734
4	20 Year U.S. Treasury Bonds	Mar. 2020	623,625	13,680
10	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	1,816,562	41,262

				398,582

				$293,735

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 02/05/20	Morgan Stanley & Co LLC	CAD	518	$394,014	$398,975	$4,961	$—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/31/20	Standard Chartered PLC	EUR	6,426	$ 7,154,105	$ 7,221,924	$—	$(67,819)
Expiring 02/05/20	Bank of America, N.A.	EUR	229	253,561	257,444	—	(3,883)
Expiring 02/05/20	Bank of America, N.A.	EUR	6	6,683	6,745	—	(62)
Expiring 02/05/20	Citibank, N.A.	EUR	316	349,304	355,251	—	(5,947)
Expiring 02/05/20	Citibank, N.A.	EUR	256	285,040	287,798	—	(2,758)
Expiring 02/05/20	Citibank, N.A.	EUR	210	232,559	236,084	—	(3,525)
Expiring 02/05/20	HSBC Bank PLC	EUR	706	784,801	793,693	—	(8,892)
Expiring 02/05/20	HSBC Bank PLC	EUR	605	669,128	680,148	—	(11,020)
Expiring 02/05/20	HSBC Bank PLC	EUR	340	376,471	382,232	—	(5,761)
Expiring 02/05/20	Morgan Stanley & Co LLC	EUR	1,692	1,875,591	1,902,165	—	(26,574)
Expiring 02/05/20	Morgan Stanley & Co LLC	EUR	643	713,788	722,868	—	(9,080)
Expiring 02/05/20	Morgan Stanley & Co LLC	EUR	514	569,158	577,844	—	(8,686)
Expiring 02/05/20	Morgan Stanley & Co LLC	EUR	314	347,881	353,002	—	(5,121)
Expiring 02/05/20	Morgan Stanley & Co LLC	EUR	291	322,295	327,146	—	(4,851)
Expiring 02/05/20	RBC Capital Markets LLC	EUR	17,853	19,735,242	20,070,543	—	(335,301)
Expiring 02/05/20	Standard Chartered PLC	EUR	1,488	1,652,149	1,672,826	—	(20,677)
Expiring 02/05/20	UBS AG	EUR	4,590	5,085,339	5,160,129	—	(74,790)
Expiring 02/05/20	UBS AG	EUR	221	244,833	248,451	—	(3,618)
Expiring 02/14/20	BNP Paribas S.A.	EUR	1	1,025	1,035	—	(10)
Expiring 02/14/20	Morgan Stanley & Co LLC	EUR	7,373	8,216,374	8,293,564	—	(77,190)
Japanese Yen,
Expiring 01/21/20	Morgan Stanley & Co LLC	JPY	500,000	4,616,220	4,607,072	9,148	—
Mexican Peso,
Expiring 01/02/20	Barclays Bank PLC	MXN	59,669	3,057,541	3,154,985	—	(97,444)
Expiring 01/02/20	Barclays Bank PLC	MXN	27,845	1,426,232	1,472,326	—	(46,094)
Expiring 01/02/20	Barclays Bank PLC	MXN	331	16,968	17,510	—	(542)
Expiring 01/02/20	HSBC Bank PLC	MXN	155	7,916	8,172	—	(256)
Expiring 02/27/20	Bank of America, N.A.	MXN	15,158	776,299	794,782	—	(18,483)
Expiring 02/27/20	Barclays Bank PLC	MXN	69,480	3,551,408	3,643,118	—	(91,710)
Expiring 02/27/20	Goldman Sachs International	MXN	30,333	1,549,478	1,590,496	—	(41,018)
Expiring 02/27/20	Goldman Sachs International	MXN	498	25,445	26,120	—	(675)
Expiring 02/27/20	HSBC Bank PLC	MXN	1,138	58,155	59,666	—	(1,511)
Expiring 02/27/20	RBC Capital Markets LLC	MXN	242	12,400	12,697	—	(297)
Expiring 04/02/20	RBC Capital Markets LLC	MXN	33,819	1,723,619	1,764,262	—	(40,643)
Expiring 04/02/20	RBC Capital Markets LLC	MXN	781	39,778	40,728	—	(950)

				$65,736,786	$66,742,826	9,148	(1,015,188)

						$14,109	$(1,015,188)

Cross currency exchange contracts outstanding at December 31, 2019:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
03/18/20	Buy	AUD	1,850	NZD	1,933	$—	$(1,802)	Bank of America, N.A.
03/18/20	Buy	AUD	1,870	NZD	1,954	—	(1,985)	Bank of America, N.A.
03/18/20	Buy	CAD	1,680	NOK	11,454	—	(10,819)	JPMorgan Chase Bank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Cross currency exchange contracts outstanding at December 31, 2019 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts (continued):
03/18/20	Buy	CAD	1,680	NOK	11,497	$—	$(15,801)	JPMorgan Chase Bank, N.A.
03/18/20	Buy	CAD	1,680	NOK	11,323	4,128	—	Morgan Stanley & Co LLC
03/18/20	Buy	NOK	11,410	CAD	1,680	5,792	—	Morgan Stanley & Co LLC
03/18/20	Buy	NOK	11,514	CAD	1,680	17,684	—	JPMorgan Chase Bank, N.A.
03/18/20	Buy	NOK	11,560	CAD	1,680	22,937	—	Bank of America, N.A.
03/18/20	Buy	NZD	1,961	AUD	1,870	6,708	—	JPMorgan Chase Bank, N.A.

						$57,249	$(30,407)

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Allstate Corp. (The)	06/20/24	1.000%(Q)		500	$(18,381)	$(18,467)	$86	Morgan Stanley & Co. International PLC
American International Group, Inc.	06/20/24	1.000%(Q)		500	(10,063)	(7,920)	(2,143)	Morgan Stanley & Co. International PLC
Apache Corp.	06/20/24	1.000%(Q)		432	2,507	13,231	(10,724)	JPMorgan Chase Bank, N.A.
Apache Corp.	06/20/24	1.000%(Q)		223	1,292	7,711	(6,419)	JPMorgan Chase Bank, N.A.
Apache Corp.	06/20/24	1.000%(Q)		223	1,292	7,863	(6,571)	JPMorgan Chase Bank, N.A.
Apache Corp.	06/20/24	1.000%(Q)		223	1,292	7,178	(5,886)	JPMorgan Chase Bank, N.A.
Boeing Co.	12/20/24	1.000%(Q)		420	(9,496)	(8,602)	(894)	JPMorgan Chase Bank, N.A.
Boeing Co.	12/20/24	1.000%(Q)		320	(7,236)	(6,421)	(815)	JPMorgan Chase Bank, N.A.
Boeing Co.	12/20/24	1.000%(Q)		260	(5,879)	(5,325)	(554)	JPMorgan Chase Bank, N.A.
British American Tobacco PLC	12/20/23	1.000%(Q)	EUR	406	(9,604)	(191)	(9,413)	JPMorgan Chase Bank, N.A.
British American Tobacco PLC	12/20/23	1.000%(Q)	EUR	271	(6,411)	(128)	(6,283)	JPMorgan Chase Bank, N.A.
British American Tobacco PLC	12/20/23	1.000%(Q)	EUR	270	(6,095)	(979)	(5,116)	JPMorgan Chase Bank, N.A.
Broadcom, Inc.	12/20/24	1.000%(Q)		100	(2,274)	3,224	(5,498)	JPMorgan Chase Bank, N.A.
CBS Corp.	06/20/24	1.000%(Q)		750	(14,894)	(5,700)	(9,194)	Goldman Sachs International
								Morgan Stanley & Co.
ConocoPhillips	06/20/24	1.000%(Q)		500	(15,104)	(12,285)	(2,819)	International PLC
Devon Energy Corp.	06/20/24	1.000%(Q)		223	(3,790)	2,144	(5,934)	JPMorgan Chase Bank, N.A.
Devon Energy Corp.	06/20/24	1.000%(Q)		223	(3,790)	2,522	(6,312)	JPMorgan Chase Bank, N.A.
Devon Energy Corp.	06/20/24	1.000%(Q)		223	(3,789)	1,724	(5,513)	JPMorgan Chase Bank, N.A.
Devon Energy Corp.	06/20/24	1.000%(Q)		223	(3,790)	1,340	(5,130)	JPMorgan Chase Bank, N.A.
Devon Energy Corp.	12/20/24	1.000%(Q)		356	(5,188)	6,532	(11,720)	Goldman Sachs International
Devon Energy Corp.	12/20/24	1.000%(Q)		144	(2,092)	1,871	(3,963)	Goldman Sachs International
General Motors Co.	12/20/24	5.000%(Q)		103	(19,152)	(18,303)	(849)	JPMorgan Chase Bank, N.A.
General Motors Co.	12/20/24	5.000%(Q)		91	(17,035)	(16,280)	(755)	JPMorgan Chase Bank, N.A.
General Motors Co.	12/20/24	5.000%(Q)		48	(8,870)	(8,534)	(336)	JPMorgan Chase Bank, N.A.
General Motors Co.	12/20/24	5.000%(Q)		46	(8,518)	(8,145)	(373)	JPMorgan Chase Bank, N.A.
General Motors Co.	12/20/24	5.000%(Q)		46	(8,518)	(8,217)	(301)	JPMorgan Chase Bank, N.A.
General Motors Co.	12/20/24	5.000%(Q)		45	(8,467)	(8,149)	(318)	JPMorgan Chase Bank, N.A.
Halliburton Co.	06/20/24	1.000%(Q)		500	(9,912)	(6,716)	(3,196)	JPMorgan Chase Bank, N.A.
Halliburton Co.	06/20/24	1.000%(Q)		238	(4,727)	(1,286)	(3,441)	JPMorgan Chase Bank, N.A.
Halliburton Co.	06/20/24	1.000%(Q)		238	(4,727)	(1,076)	(3,651)	JPMorgan Chase Bank, N.A.
Halliburton Co.	06/20/24	1.000%(Q)		238	(4,727)	(1,382)	(3,345)	JPMorgan Chase Bank, N.A.
Halliburton Co.	06/20/24	1.000%(Q)		119	(2,363)	(647)	(1,716)	JPMorgan Chase Bank, N.A.
Halliburton Co.	06/20/24	1.000%(Q)		119	(2,364)	(646)	(1,718)	JPMorgan Chase Bank, N.A.
Halliburton Co.	12/20/24	1.000%(Q)		500	(9,392)	—	(9,392)	Goldman Sachs International

Hess Corp.	06/20/24	1.000%(Q)		166	(2,802)	4,250	(7,052)	JPMorgan Chase Bank, N.A.
Hess Corp.	06/20/24	1.000%(Q)		166	(2,802)	3,886	(6,688)	JPMorgan Chase Bank, N.A.
Hess Corp.	06/20/24	1.000%(Q)		166	(2,801)	4,082	(6,883)	JPMorgan Chase Bank, N.A.
Hess Corp.	06/20/24	1.000%(Q)		166	(2,802)	2,983	(5,785)	JPMorgan Chase Bank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1) (continued):
Kinder Morgan, Inc.	06/20/24	1.000%(Q)	500	$(10,569)	$(7,261)	$(3,308)	Morgan Stanley & Co. International PLC
Lowes Co., Inc.	06/20/24	1.000%(Q)	500	(17,412)	(13,866)	(3,546)	Morgan Stanley & Co. International PLC
Mondelez International, Inc.	06/20/24	1.000%(Q)	500	(14,753)	(13,362)	(1,391)	Morgan Stanley & Co. International PLC
Northrop Grumman Corp.	06/20/24	1.000%(Q)	500	(18,544)	(17,955)	(589)	Morgan Stanley & Co. International PLC
Occidental Petroleum Corp.	12/20/24	1.000%(Q)	1,000	(3,970)	3,403	(7,373)	Goldman Sachs International
People’s Republic of China	12/20/24	1.000%(Q)	2,638	(86,724)	(71,112)	(15,612)	Bank of America, N.A.
Pfizer, Inc.	06/20/24	1.000%(Q)	500	(16,414)	(16,739)	325	Morgan Stanley & Co. International PLC
TWDC Enterprises 18 Corp.	06/20/24	1.000%(Q)	500	(18,779)	(20,145)	1,366	BNP Paribas S.A.

				$(428,637)	$(231,895)	$(196,742)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
21st Century Fox America, Inc.	06/20/24	1.000%(Q)	500	0.144%	$18,747	$18,365	$382	BNP Paribas S.A.
Apache Corp.	12/20/24	1.000%(Q)	545	1.292%	(7,266)	(23,898)	16,632	Goldman Sachs International
Apache Corp.	12/20/24	1.000%(Q)	338	1.292%	(4,504)	(12,282)	7,778	Goldman Sachs International
Broadcom, Inc.	06/20/24	1.000%(Q)	1,185	0.491%	26,375	(86,273)	112,648	Citibank, N.A.
International Business Machines Corp.	06/20/24	1.000%(Q)	1,300	0.398%	34,221	34,666	(445)	JPMorgan Chase Bank, N.A.

					$67,573	$(69,422)	$136,995

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.IG.33.V1	12/20/24	1.000%(Q)	4,000	$(85,087)	$(105,063)	$(19,976)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.NA.HY.33.V1	12/20/24	5.000%(Q)	3,267	2.798%	$207,473	$320,261	$112,788
CDX.NA.IG.32.V1	06/20/24	1.000%(Q)	4,800	0.393%	106,630	126,715	20,085

					$314,103	$446,976	$132,873

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
CAD 17,060	11/20/21	1.774%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	$69	$(54,776)	$(54,845)
4,840	02/29/20	1.318%(S)	3 Month LIBOR(1)(Q)	—	(8,262)	(8,262)
5,880	02/29/20	1.318%(S)	3 Month LIBOR(1)(Q)	—	(9,988)	(9,988)
5,440	02/29/20	1.320%(S)	3 Month LIBOR(1)(Q)	—	(9,299)	(9,299)
5,440	02/29/20	1.350%(S)	3 Month LIBOR(1)(Q)	—	(10,089)	(10,089)
11,000	02/29/20	1.359%(S)	3 Month LIBOR(1)(Q)	—	(21,009)	(21,009)
10,910	02/29/20	1.374%(S)	3 Month LIBOR(1)(Q)	—	(21,544)	(21,544)
21,755	05/31/20	1.622%(S)	6 Month LIBOR(2)(Q)	—	(27,264)	(27,264)
12,880	11/22/21	1.560%(S)	3 Month LIBOR(1)(Q)	—	36,122	36,122

				$69	$(126,109)	$(126,178)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$126,975	$(428,292)	$139,217	$(198,964)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Credit Suisse Securities (USA) LLC	$1,079,030	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$43,833,207	$—
Collateralized Loan Obligations	—	22,474,012	—
Consumer Loans.	—	11,170,863	—
Equipment	—	995,104	—
Home Equity Loans	—	177,201	—
Other.	—	1,712,777	—
Residential Mortgage-Backed Securities.	—	2,786,983	—
Student Loans	—	18,604,524	—
Commercial Mortgage-Backed Securities	—	85,847,416	—
Corporate Bonds	—	185,908,667	—
Municipal Bonds	—	1,609,098	—
Residential Mortgage-Backed Securities.	—	21,790,426	—
U.S. Government Agency Obligations	—	95,317,287	—
U.S. Treasury Obligations	—	13,336,894	—
Affiliated Mutual Funds.	12,795,378	—	—
Commercial Paper	—	3,668,167	—
Foreign Treasury Obligations	—	32,651,496	—

Total	$12,795,378	$541,884,122	$—

Other Financial Instruments*
Assets
Futures Contracts	$398,582	$—	$—
OTC Forward Foreign Currency Exchange Contracts.	—	14,109	—
OTC Cross Currency Exchange Contracts	—	57,249	—
Centrally Cleared Credit Default Swap Agreements	—	132,873	—
OTC Credit Default Swap Agreements	—	85,726	—
Centrally Cleared Interest Rate Swap Agreement	—	36,122	—

Total	$398,582	$326,079	$—

Liabilities
Forward Commitment Contract.	$—	$(9,887,810)	$—
Futures Contracts	(104,847)	—	—
OTC Forward Foreign Currency Exchange Contracts.	—	(1,015,188)	—
OTC Cross Currency Exchange Contracts	—	(30,407)	—
Centrally Cleared Credit Default Swap Agreement	—	(19,976)	—
OTC Credit Default Swap Agreements	—	(446,790)	—
Centrally Cleared Interest Rate Swap Agreements	—	(162,300)	—

Total	$(104,847)	$(11,562,471)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Government Agency Obligations	18.5%
Commercial Mortgage-Backed Securities	16.6
Banks	9.8
Automobiles	8.5
Foreign Treasury Obligations	6.3
Residential Mortgage-Backed Securities	4.7
Collateralized Loan Obligations	4.4
Student Loans	3.6

Pharmaceuticals	3.0%
Auto Manufacturers	2.9
U.S. Treasury Obligations	2.6
Affiliated Mutual Funds (2.2% represents investments purchased with collateral from securities on loan)	2.5
Oil & Gas	2.2
Consumer Loans	2.2
Diversified Financial Services	2.1

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):

Electric	2.0%
Pipelines	1.7
Semiconductors	1.6
Telecommunications	1.3
Agriculture	0.9
Trucking & Leasing	0.8
Commercial Paper	0.7
Software	0.7
Healthcare-Products	0.5
Media	0.5
Insurance	0.5
Beverages	0.4
Aerospace & Defense	0.4
Miscellaneous Manufacturing	0.4
Computers	0.4
Electronics	0.4
Real Estate Investment Trusts (REITs)	0.3
Other	0.3
Foods	0.3
Municipal Bonds	0.3
Chemicals	0.3
Commercial Services	0.2
Oil & Gas Services	0.2
Internet	0.2
Packaging & Containers	0.2

Airlines	0.2%
Equipment	0.2
Transportation	0.2
Apparel	0.2
Electrical Components & Equipment	0.1
Advertising	0.1
Machinery-Diversified	0.1
Office/Business Equipment	0.1
Leisure Time	0.1
Retail	0.1
Water	0.1
Healthcare-Services	0.1
Mining	0.1
Lodging	0.1
Real Estate	0.1
Auto Parts & Equipment	0.1
Home Equity Loans	0.0 *
Cosmetics/Personal Care	0.0 *

107.4
Liabilities in excess of other assets	(7.4)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$132,873	*	Due from/to broker-variation margin swaps	$19,976	*
Credit contracts	Premiums paid for OTC swap agreements	126,975		Premiums received for OTC swap agreements	428,292
Credit contracts	Unrealized appreciation on OTC swap agreements	139,217		Unrealized depreciation on OTC swap agreements	198,964
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	57,249		Unrealized depreciation on OTC cross currency exchange contracts	30,407
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	14,109		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,015,188
Interest rate contracts	Due from/to broker-variation margin futures	398,582	*	Due from/to broker-variation margin futures	104,847	*
Interest rate contracts	Due from/to broker-variation margin swaps	36,122	*	Due from/to broker-variation margin swaps	162,300	*

		$905,127			$1,959,974

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$180,329
Foreign exchange contracts	—	—	—	433,691	—
Interest rate contracts	(615,165)	(240,041)	(280,879)	—	316,806

Total	$(615,165)	$(240,041)	$(280,879)	$433,691	$497,135

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$635,621
Foreign exchange contracts	—	—	—	(1,128,574)	—
Interest rate contracts	323,092	736,195	(86,391)	—	(826,191)

Total	$323,092	$736,195	$(86,391)	$(1,128,574)	$(190,570)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$273,045	$140,481,000	$232,978,194	$72,350,292	$2,639,136

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$27,014,489	$5,855,268	$117,340,546	$13,851,652

Credit Default Swap Agreements— Sell Protection(2)	Inflation Swap Agreements(2)
$12,613,600	$842,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$11,274,932	$(11,274,932)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$22,937	$(112,939)	$(90,002)	$90,002	$—
Barclays Bank PLC	—	(235,790)	(235,790)	—	(235,790)
BNP Paribas S.A.	20,113	(20,155)	(42)	—	(42)
Citibank, N.A.	112,648	(98,503)	14,145	—	14,145
Goldman Sachs International	36,216	(125,215)	(88,999)	50,842	(38,157)
HSBC Bank PLC	—	(27,440)	(27,440)	—	(27,440)
JPMorgan Chase Bank, N.A.	121,196	(255,561)	(134,365)	131,592	(2,773)
Morgan Stanley & Co LLC	24,029	(131,502)	(107,473)	—	(107,473)
Morgan Stanley & Co. International PLC	411	(121,651)	(121,240)	121,240	—
RBC Capital Markets LLC	—	(377,191)	(377,191)	—	(377,191)
Standard Chartered PLC	—	(88,496)	(88,496)	—	(88,496)
UBS AG	—	(78,408)	(78,408)	—	(78,408)

	$337,550	$(1,672,851)	$(1,335,301)	$393,676	$(941,625)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BLACKROCK LOW DURATION BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $11,274,932:
Unaffiliated investments (cost $537,856,706)	$541,884,122
Affiliated investments (cost $12,795,033)	12,795,378
Foreign currency, at value (cost $1,725,812)	1,744,153
Receivable for investments sold	18,266,422
Receivable for Portfolio shares sold	5,369,192
Dividends and interest receivable	2,447,116
Deposit with broker for centrally cleared/exchange-traded derivatives	1,079,030
Unrealized appreciation on OTC swap agreements	139,217
Premiums paid for OTC swap agreements	126,975
Due from broker-variation margin futures	94,112
Unrealized appreciation on OTC cross currency exchange contracts	57,249
Unrealized appreciation on OTC forward foreign currency exchange contracts	14,109
Due from broker-variation margin swaps	1,513
Prepaid expenses and other assets	99,472

Total Assets	584,118,060

LIABILITIES
Payable for investments purchased	44,174,318
Payable to broker for collateral for securities on loan	11,493,068
Forward commitment contracts, at value (proceeds receivable $9,873,437)	9,887,810
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,015,188
Premiums received for OTC swap agreements	428,292
Payable for Portfolio shares repurchased	364,675
Unrealized depreciation on OTC swap agreements .	198,964
Accrued expenses and other liabilities	134,338
Management fee payable	95,971
Unrealized depreciation on OTC cross currency exchange contracts	30,407
Distribution fee payable	20,964
Affiliated transfer agent fee payable	357

Total Liabilities	67,844,352

NET ASSETS	$516,273,708

Net assets were comprised of:
Partners’ Equity	$516,273,708

Net asset value and redemption price per share,
$516,273,708 / 45,616,407 outstanding shares of beneficial interest	$11.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$14,814,092
Affiliated dividend income	214,625
Affiliated income from securities lending, net	13,238

Total income	15,041,955

EXPENSES
Management fee	2,489,460
Distribution fee	1,302,411
Custodian and accounting fees	139,759
Audit fee	65,332
Trustees’ fees	15,680
Shareholders’ reports	11,005
Legal fees and expenses.	10,760
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,009
Miscellaneous	20,370

Total expenses	4,061,786
Less: Fee waiver and/or expense reimbursement	(296,950)

Net expenses	3,764,836

NET INVESTMENT INCOME (LOSS)	11,277,119

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,626)	2,026,722
Futures transactions	(280,879)
Forward and cross currency contract transactions	433,691
Options written transactions	(240,041)
Swap agreements transactions	497,135
Foreign currency transactions	84,593

2,521,221

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $511)	10,168,511
Futures	(86,391)
Forward and cross currency contracts	(1,128,574)
Options written	736,195
Swap agreements	(190,570)
Foreign currencies	42,574

9,541,745

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	12,062,966

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,340,085

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$11,277,119	$13,722,664
Net realized gain (loss) on investment and foreign currency transactions	2,521,221	(4,695,426)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	9,541,745	(3,527,656)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,340,085	5,499,582

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [7,685,226 and 12,408,280 shares, respectively]	85,195,027	133,048,825
Portfolio shares repurchased [20,728,975 and 13,176,018 shares, respectively]	(227,153,947)	(141,684,531)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(141,958,920)	(8,635,706)

CAPITAL CONTRIBUTIONS	359	20,577

TOTAL INCREASE (DECREASE)	(118,618,476)	(3,115,547)
NET ASSETS:
Beginning of year	634,892,184	638,007,731

End of year	$516,273,708	$634,892,184

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST MFS GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value
LONG-TERM INVESTMENTS — 88.1%
COMMON STOCKS — 68.4%
Aerospace & Defense — 1.0%
Cubic Corp.	4,087	$259,811
Huntington Ingalls Industries, Inc.	2,701	677,627
Kratos Defense & Security Solutions, Inc.*	11,662	210,033
L3Harris Technologies, Inc.	12,458	2,465,064
Lockheed Martin Corp.	2,719	1,058,724
Northrop Grumman Corp.	6,234	2,144,309
TransDigm Group, Inc.	2,025	1,134,000
United Technologies Corp.	12,201	1,827,222

		9,776,790

Air Freight & Logistics — 0.0%
Yamato Holdings Co. Ltd. (Japan)	24,800	422,429

Airlines — 0.2%
Alaska Air Group, Inc.(a)	4,729	320,390
Delta Air Lines, Inc.	12,918	755,445
Ryanair Holdings PLC (Ireland), ADR*	5,784	506,736

		1,582,571

Auto Components — 0.3%
Aptiv PLC	9,231	876,668
Hella GmbH & Co. KGaA (Germany)	3,532	195,940
Koito Manufacturing Co. Ltd. (Japan)	20,000	929,393
Lear Corp.	5,096	699,171
Stoneridge, Inc.*	13,697	401,596
Visteon Corp.*	3,958	342,723

		3,445,491

Automobiles — 0.1%
Astra International Tbk PT (Indonesia)	882,000	438,113
Harley-Davidson, Inc.(a)	12,120	450,743

		888,856

Banks — 4.5%
Absa Group Ltd. (South Africa)	63,494	677,480
Abu Dhabi Commercial Bank PJSC (United Arab Emirates)	86,993	187,480
AIB Group PLC (Ireland)	308,765	1,079,089
Banco Bradesco SA (Brazil), ADR	104,127	931,937
Bancolombia SA (Colombia), ADR	4,124	225,954
Bank of Hawaii Corp.(a)	3,938	374,740
Bank OZK(a)	4,691	143,099
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	2,019,900	637,570
BNP Paribas SA (France)	34,651	2,059,956
Brookline Bancorp, Inc.	19,202	316,065
Cathay General Bancorp	8,286	315,282
China Construction Bank Corp. (China) (Class H Stock)	888,000	766,577
Citigroup, Inc.	40,045	3,199,195
Comerica, Inc.	9,170	657,948
Credicorp Ltd. (Peru)	1,472	313,727
Cullen/Frost Bankers, Inc.	1,827	178,644
CVB Financial Corp.	5,992	129,307
E.Sun Financial Holding Co. Ltd. (Taiwan)	621,612	579,232
First Hawaiian, Inc.	16,511	476,342

	Shares	Value
COMMON STOCKS (continued)
Banks (continued)
First Republic Bank	5,901	$693,073
Grupo Financiero Inbursa SAB de CV (Mexico) (Class O Stock)	251,408	308,484
Hanmi Financial Corp.	12,593	251,797
Huntington Bancshares, Inc.(a)	60,457	911,692
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	260,000	200,282
Intesa Sanpaolo SpA (Italy)	609,378	1,604,426
JPMorgan Chase & Co.	34,944	4,871,194
Kasikornbank PCL (Thailand)	83,000	417,503
KBC Group NV (Belgium)	17,788	1,340,002
KeyCorp.	50,228	1,016,615
Komercni banka A/S (Czech Republic)	9,015	330,033
Lakeland Financial Corp.	8,158	399,171
M&T Bank Corp.	3,792	643,692
Metropolitan Bank & Trust Co. (Philippines)	493,355	646,321
Mitsubishi UFJ Financial Group, Inc. (Japan)	269,500	1,457,739
PNC Financial Services Group, Inc. (The)	10,675	1,704,050
Prosperity Bancshares, Inc.(a)	15,208	1,093,303
Public Bank Bhd (Malaysia)	98,300	467,263
Sandy Spring Bancorp, Inc.	3,400	128,792
Sberbank of Russia PJSC (Russia)^	185,294	761,225
Signature Bank	9,652	1,318,560
TCF Financial Corp.	8,509	398,221
Texas Capital Bancshares, Inc.*	5,503	312,405
Truist Financial Corp.	52,151	2,937,144
U.S. Bancorp	43,471	2,577,396
UMB Financial Corp.	5,924	406,623
Umpqua Holdings Corp.	10,551	186,753
Wells Fargo & Co.	39,114	2,104,333
Wintrust Financial Corp.	17,590	1,247,131

		43,984,847

Beverages — 0.6%
Ambev SA (Brazil), ADR	236,431	1,101,768
China Resources Beer Holdings Co. Ltd. (China)	116,000	642,054
Coca-Cola European Partners PLC (United Kingdom)	10,749	546,909
Constellation Brands, Inc. (Class A Stock)	3,745	710,614
Diageo PLC (United Kingdom)	33,048	1,404,121
Fomento Economico Mexicano SAB de CV (Mexico), ADR	1,685	159,249
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	2,000	340,225
Molson Coors Brewing Co. (Class B Stock)	5,258	283,406
PepsiCo, Inc.	7,525	1,028,442
Pernod Ricard SA (France)	1,170	209,555

		6,426,343

Biotechnology — 0.2%
Aimmune Therapeutics, Inc.*	3,798	127,119
Amicus Therapeutics, Inc.*	19,182	186,833
Bridgebio Pharma, Inc.*	3,908	136,975

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Forty Seven, Inc.*	3,850	$151,574
Immunomedics, Inc.*	5,798	122,686
MorphoSys AG (Germany), ADR*	5,840	208,313
Neurocrine Biosciences, Inc.*	1,647	177,036
Orchard Therapeutics PLC (United Kingdom), ADR*	6,253	85,979
Principia Biopharma, Inc.*	3,343	183,129
Sarepta Therapeutics, Inc.*(a)	766	98,845
SpringWorks Therapeutics, Inc.*(a)	5,073	195,260
Twist Bioscience Corp.*	5,876	123,396
Vertex Pharmaceuticals, Inc.*	3,124	684,000

		2,481,145

Building Products — 0.8%
Daikin Industries Ltd. (Japan)	13,900	1,959,939
Fortune Brands Home & Security, Inc.	4,853	317,095
Johnson Controls International PLC	27,811	1,132,186
Lennox International, Inc.	3,712	905,617
Masco Corp.	21,147	1,014,844
Owens Corning	15,981	1,040,683
TOTO Ltd. (Japan)	28,800	1,216,933
Trex Co., Inc.*	4,159	373,811

		7,961,108

Capital Markets — 2.7%
Apollo Global Management, Inc.	33,821	1,613,600
Bank of New York Mellon Corp. (The)	16,817	846,399
BlackRock, Inc.	1,840	924,968
Blackstone Group, Inc. (The) (Class A Stock)(a)	3,754	209,999
Charles Schwab Corp. (The)	11,028	524,492
CME Group, Inc.	1,203	241,466
E*TRADE Financial Corp.	3,921	177,896
Euronext NV (Netherlands), 144A	16,580	1,352,311
Goldman Sachs Group, Inc. (The)	9,274	2,132,371
Hamilton Lane, Inc. (Class A Stock)	6,089	362,904
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	28,300	921,686
Intercontinental Exchange, Inc.	10,507	972,423
Invesco Ltd.	26,754	481,037
Julius Baer Group Ltd. (Switzerland)*	27,461	1,416,808
Moody’s Corp.	3,292	781,554
Moscow Exchange MICEX-RTS PJSC (Russia)	111,536	193,471
MSCI, Inc.	10,959	2,829,395
Nasdaq, Inc.	36,662	3,926,500
Northern Trust Corp.	7,590	806,361
Raymond James Financial, Inc.	7,505	671,397
State Street Corp.	21,317	1,686,175
T. Rowe Price Group, Inc.	3,978	484,679
TMX Group Ltd. (Canada)	13,857	1,199,969
Tradeweb Markets, Inc. (Class A Stock)	5,210	241,483
UBS Group AG (Switzerland)*	135,084	1,705,660
WisdomTree Investments, Inc.	25,896	125,337

		26,830,341

Chemicals — 2.6%
Akzo Nobel NV (Netherlands)	18,223	1,853,529

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
Axalta Coating Systems Ltd.*	40,800	$1,240,320
Celanese Corp.	4,827	594,300
Chr Hansen Holding A/S (Denmark)	5,953	472,999
Corteva, Inc.	23,998	709,381
Croda International PLC (United Kingdom)	22,231	1,507,685
DuPont de Nemours, Inc.	16,474	1,057,631
Eastman Chemical Co.	10,083	799,179
Element Solutions, Inc.*	17,324	202,344
Ferro Corp.*	50,715	752,103
FMC Corp.	10,305	1,028,645
Ingevity Corp.*	9,821	858,159
International Flavors & Fragrances, Inc.	1,435	185,144
Kansai Paint Co. Ltd. (Japan)	27,600	675,523
Linde PLC (United Kingdom)	14,369	3,074,550
Nitto Denko Corp. (Japan)	16,100	905,103
PPG Industries, Inc.	20,327	2,713,451
PTT Global Chemical PCL (Thailand)	131,200	249,326
RPM International, Inc.	2,720	208,787
Scotts Miracle-Gro Co. (The)	3,277	347,952
Sensient Technologies Corp.	3,662	242,022
Sherwin-Williams Co. (The)	5,230	3,051,914
Sika AG (Switzerland)	7,922	1,488,965
Symrise AG (Germany)	13,853	1,462,267

		25,681,279

Commercial Services & Supplies — 0.6%
Boyd Group Services, Inc. (Canada)	2,462	382,984
Brambles Ltd. (Australia)	136,756	1,126,435
BrightView Holdings, Inc.*	10,448	176,258
Casella Waste Systems, Inc. (Class A Stock)*	3,371	155,167
Copart, Inc.*	22,912	2,083,617
IAA, Inc.*	18,207	856,821
Ritchie Bros. Auctioneers, Inc. (Canada), (NYSE)	4,577	196,582
Ritchie Bros. Auctioneers, Inc. (Canada), (XTSE)	17,585	754,562
Stericycle, Inc.*	8,958	571,610

		6,304,036

Communications Equipment — 0.2%
Motorola Solutions, Inc.	4,423	712,722
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	61,774	537,890
VTech Holdings Ltd. (Hong Kong)	60,300	597,136

		1,847,748

Construction & Engineering — 0.1%
Construction Partners, Inc. (Class A Stock)*	10,363	174,824
Quanta Services, Inc.	12,288	500,244

		675,068

Construction Materials — 0.4%
Indocement Tunggal Prakarsa Tbk PT (Indonesia)	212,400	289,896
Summit Materials, Inc. (Class A Stock)*	11,677	279,080

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Construction Materials (continued)
Vulcan Materials Co.	24,691	$3,555,257

		4,124,233

Consumer Finance — 0.3%
AEON Financial Service Co. Ltd. (Japan)	64,900	1,022,215
American Express Co.	5,908	735,487
Discover Financial Services	8,884	753,541
PRA Group, Inc.*(a)	8,335	302,560
SLM Corp.	19,202	171,090

		2,984,893

Containers & Packaging — 0.3%
Berry Global Group, Inc.*	18,668	886,543
Graphic Packaging Holding Co.	73,508	1,223,908
Westrock Co.	11,579	496,855

		2,607,306

Distributors — 0.2%
Funko, Inc. (Class A Stock)*(a)	21,059	361,372
LKQ Corp.*	27,346	976,252
Pool Corp.	2,778	589,992

		1,927,616

Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc.*	22,745	3,418,346
Grand Canyon Education, Inc.*	5,023	481,153
OneSpaWorld Holdings Ltd. (Bahamas)*(a)	16,836	283,518
Regis Corp.*	8,639	154,379

		4,337,396

Diversified Financial Services — 0.1%
Element Fleet Management Corp. (Canada)	76,325	651,838

Diversified Telecommunication Services — 0.2%
Helios Towers PLC (Tanzania)*	254,515	534,188
Hellenic Telecommunications Organization SA (Greece)	70,319	1,122,974
Verizon Communications, Inc.	10,969	673,497

		2,330,659

Electric Utilities — 1.4%
American Electric Power Co., Inc.	2,273	214,821
CLP Holdings Ltd. (Hong Kong)	87,000	913,652
Duke Energy Corp.(a)	26,738	2,438,773
Edison International	5,528	416,867
Eversource Energy	10,522	895,107
FirstEnergy Corp.	45,738	2,222,867
Iberdrola SA (Spain)	144,288	1,489,926
NextEra Energy, Inc.	1,025	248,214
Orsted A/S (Denmark), 144A	5,660	585,966
Pinnacle West Capital Corp.	10,157	913,419
Portland General Electric Co.	7,686	428,802
Southern Co. (The)	39,383	2,508,697
Xcel Energy, Inc.	7,445	472,683

		13,749,794

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment — 1.3%
AMETEK, Inc.	28,967	$2,889,169
Eaton Corp. PLC	21,467	2,033,354
Generac Holdings, Inc.*	4,266	429,117
Legrand SA (France)	17,645	1,439,516
LS Industrial Systems Co. Ltd. (South Korea)*	13,964	657,018
Melrose Industries PLC (United Kingdom)	224,947	719,867
Regal Beloit Corp.	8,192	701,317
Schneider Electric SE (France)	28,397	2,917,849
Sensata Technologies Holding PLC*	13,905	749,062

		12,536,269

Electronic Equipment, Instruments & Components — 1.0%
Amphenol Corp. (Class A Stock)	20,284	2,195,337
Corning, Inc.	6,206	180,657
CTS Corp.	4,180	125,442
FLIR Systems, Inc.	18,840	980,999
Hitachi Ltd. (Japan)	33,840	1,425,592
Keysight Technologies, Inc.*	4,774	489,956
Kyocera Corp. (Japan)	11,900	811,219
Littelfuse, Inc.	5,351	1,023,646
Methode Electronics, Inc.	3,791	149,176
nLight, Inc.*	17,069	346,159
Plexus Corp.*	4,313	331,842
TE Connectivity Ltd.	6,992	670,113
Zebra Technologies Corp. (Class A Stock)*	2,615	667,976

		9,398,114

Energy Equipment & Services — 0.2%
Apergy Corp.*	2,818	95,192
Core Laboratories NV(a)	7,384	278,155
Frank’s International NV*	75,230	388,939
Halliburton Co.	10,929	267,433
Helmerich & Payne, Inc.	2,778	126,205
Lamprell PLC (United Arab Emirates)*	160,926	83,132
Patterson-UTI Energy, Inc.	76,162	799,701

		2,038,757

Entertainment — 0.8%
CTS Eventim AG & Co. KGaA (Germany)	5,202	327,651
Electronic Arts, Inc.*	25,312	2,721,293
IMAX Corp.*	12,930	264,160
Manchester United PLC (United Kingdom) (Class A Stock)	16,597	330,778
Netflix, Inc.*	4,956	1,603,613
Spotify Technology SA*	1,603	239,729
Take-Two Interactive Software, Inc.*	15,190	1,859,712
World Wrestling Entertainment, Inc. (Class A Stock)(a)	2,950	191,366

		7,538,302

Equity Real Estate Investment Trusts (REITs) — 5.6%
Advance Residence Investment Corp. (Japan)	336	1,062,987
Alexandria Real Estate Equities, Inc.	8,639	1,395,890

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
American Homes 4 Rent (Class A Stock)	46,604	$1,221,491
American Tower Corp.	11,856	2,724,746
AvalonBay Communities, Inc.	7,461	1,564,572
Big Yellow Group PLC (United Kingdom)	65,658	1,045,202
Boardwalk Real Estate Investment Trust (Canada)(a)	28,664	1,013,852
Brixmor Property Group, Inc.	90,078	1,946,586
Corporate Office Properties Trust	11,196	328,938
EPR Properties	8,217	580,449
Equinix, Inc.	1,834	1,070,506
Equity Commonwealth	8,593	282,108
Equity LifeStyle Properties, Inc.	18,244	1,284,195
Extra Space Storage, Inc.	15,979	1,687,702
Farmland Partners, Inc.(a)	19,567	132,664
Fortune Real Estate Investment Trust (Hong Kong)	556,000	649,214
Goodman Group (Australia)	135,167	1,271,804
Granite Real Estate Investment Trust (Canada)	4,865	247,193
Industrial Logistics Properties Trust	53,714	1,204,268
Japan Logistics Fund, Inc. (Japan)	382	974,392
Kenedix Office Investment Corp. (Japan)	141	1,089,949
Lexington Realty Trust	17,287	183,588
Life Storage, Inc.	11,086	1,200,392
Link REIT (Hong Kong)	148,500	1,575,307
LondonMetric Property PLC (United Kingdom)	84,995	266,623
Mapletree Logistics Trust (Singapore)	769,600	995,711
Medical Properties Trust, Inc.	66,696	1,407,953
Mid-America Apartment Communities, Inc.	16,183	2,133,890
Mirvac Group (Australia)	214,955	479,772
National Storage REIT (Australia)	782,963	1,009,995
Office Properties Income Trust	8,342	268,112
Prologis, Inc.	23,632	2,106,556
Public Storage	12,915	2,750,378
QTS Realty Trust, Inc. (Class A Stock)	6,632	359,919
Rexford Industrial Realty, Inc.	7,797	356,089
SBA Communications Corp.	6,348	1,529,805
Shaftesbury PLC (United Kingdom)	74,344	929,441
Simon Property Group, Inc.	9,265	1,380,114
Spirit Realty Capital, Inc.	13,620	669,832
STAG Industrial, Inc.	47,517	1,500,112
STORE Capital Corp.	36,791	1,370,097
Sun Communities, Inc.	14,450	2,168,945
Unibail-Rodamco-Westfield (France)	3,133	494,654
UNITE Group PLC (The) (United Kingdom)	20,984	350,549
Urban Edge Properties	45,463	871,980
VICI Properties, Inc.(a)	73,267	1,871,972
Warehouses De Pauw SCA (Belgium)	4,475	814,637
Welltower, Inc.	17,435	1,425,834
WP Carey, Inc.	19,367	1,550,135

		54,801,100

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing — 0.4%
BJ’s Wholesale Club Holdings, Inc.*(a)	26,459	$601,678
Costco Wholesale Corp.	2,742	805,928
Dairy Farm International Holdings Ltd. (Hong Kong)	24,400	139,133
Grocery Outlet Holding Corp.*(a)	8,315	269,822
Kroger Co. (The)	20,592	596,962
Performance Food Group Co.*	8,201	422,187
Sundrug Co. Ltd. (Japan)	16,100	582,511
Wal-Mart de Mexico SAB de CV (Mexico)	57,014	163,677

		3,581,898

Food Products — 1.5%
Archer-Daniels-Midland Co.	28,282	1,310,871
AVI Ltd. (South Africa)	64,014	406,451
Cal-Maine Foods, Inc.(a)	4,611	197,120
Danone SA (France)	21,354	1,773,185
Hostess Brands, Inc.*(a)	21,991	319,749
Ingredion, Inc.	5,765	535,857
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	37,100	165,101
J.M. Smucker Co. (The)(a)	9,259	964,140
Kellogg Co.	7,073	489,169
Mondelez International, Inc. (Class A Stock)	6,840	376,747
Nestle SA (Switzerland)	52,533	5,686,876
Nomad Foods Ltd. (United Kingdom)*	14,981	335,125
Orion Corp. (South Korea)	7,983	726,534
Post Holdings, Inc.*	3,519	383,923
Sanderson Farms, Inc.(a)	3,276	577,297
Tingyi Cayman Islands Holding Corp. (China)	368,000	628,430

		14,876,575

Gas Utilities — 0.2%
APA Group (Australia)	91,868	717,291
China Resources Gas Group Ltd. (China)	96,000	526,913
New Jersey Resources Corp.	4,491	200,164
South Jersey Industries, Inc.	15,620	515,148

		1,959,516

Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	27,531	2,391,343
Align Technology, Inc.*	676	188,631
Becton, Dickinson & Co.	3,312	900,765
Boston Scientific Corp.*	35,817	1,619,645
Cooper Cos., Inc. (The)	2,248	722,260
Danaher Corp.	26,992	4,142,732
DexCom, Inc.*	2,009	439,449
Edwards Lifesciences Corp.*	6,671	1,556,278
Envista Holdings Corp.*	13,293	394,004
IDEXX Laboratories, Inc.*	1,488	388,561
iRhythm Technologies, Inc.*(a)	3,442	234,366
Masimo Corp.*	10,178	1,608,735
Medtronic PLC	44,450	5,042,852
Merit Medical Systems, Inc.*	15,431	481,756
Nevro Corp.*	1,837	215,921

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
OrthoPediatrics Corp.*	8,705	$409,048
Quidel Corp.*	4,130	309,874
Silk Road Medical, Inc.*	4,902	197,943
STERIS PLC	14,510	2,211,614
Terumo Corp. (Japan)	37,400	1,329,654
TransMedics Group, Inc.*	4,577	87,009
West Pharmaceutical Services, Inc.	6,959	1,046,146
Zimmer Biomet Holdings, Inc.	6,692	1,001,658

		26,920,244

Health Care Providers & Services — 0.8%
AmerisourceBergen Corp.	6,642	564,703
Cigna Corp.	11,793	2,411,550
Guardant Health, Inc.*	3,842	300,214
HealthEquity, Inc.*	3,289	243,616
Humana, Inc.	807	295,782
Laboratory Corp. of America Holdings* .	1,194	201,989
McKesson Corp.	5,953	823,419
Premier, Inc. (Class A Stock)*	29,667	1,123,786
Quest Diagnostics, Inc.	6,186	660,603
Sonic Healthcare Ltd. (Australia)	36,275	732,039
Universal Health Services, Inc. (Class B Stock)	5,511	790,608

		8,148,309

Health Care Technology — 0.1%
Change Healthcare, Inc.*(a)	19,372	317,507
Inspire Medical Systems, Inc.*	2,137	158,587
Phreesia, Inc.*	5,057	134,718
Teladoc Health, Inc.*(a)	4,307	360,582

		971,394

Hotels, Restaurants & Leisure — 1.3%
Chipotle Mexican Grill, Inc.*	2,141	1,792,253
Domino’s Pizza, Inc.	1,251	367,519
Dunkin’ Brands Group, Inc.	9,426	712,040
Flutter Entertainment PLC (Ireland)	6,990	856,333
Genting Bhd (Malaysia)	369,200	546,931
Hilton Worldwide Holdings, Inc.	4,355	483,013
Marriott International, Inc. (Class A Stock)	10,229	1,548,977
Planet Fitness, Inc. (Class A Stock)*(a) .	5,811	433,965
Royal Caribbean Cruises Ltd.	5,381	718,417
Six Flags Entertainment Corp.	6,952	313,605
Starbucks Corp.	8,800	773,696
Vail Resorts, Inc.	1,397	335,043
Wendy’s Co. (The)	23,230	515,938
Wyndham Hotels & Resorts, Inc.	19,776	1,242,131
Wynn Resorts Ltd.	3,117	432,858
Yum China Holdings, Inc. (China)	41,751	2,004,466

		13,077,185

Household Durables — 0.3%
Newell Brands, Inc.	41,564	798,860
Toll Brothers, Inc.	42,115	1,663,964
Whirlpool Corp.	3,456	509,864

		2,972,688

	Shares	Value

COMMON STOCKS (continued)
Household Products — 0.5%
Colgate-Palmolive Co.	21,819	$1,502,020
Energizer Holdings, Inc.(a)	15,303	768,517
Kimberly-Clark Corp.	4,356	599,168
Procter & Gamble Co. (The)	1,718	214,578
Reckitt Benckiser Group PLC (United Kingdom)	22,535	1,829,885

		4,914,168

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp.	31,363	624,124

Industrial Conglomerates — 0.7%
3M Co.	4,827	851,579
Honeywell International, Inc.	13,829	2,447,733
Roper Technologies, Inc.	8,937	3,165,754

		6,465,066

Insurance — 2.8%
AIA Group Ltd. (Hong Kong)	318,200	3,344,431
Aon PLC	30,307	6,312,645
Arthur J Gallagher & Co.	22,811	2,172,292
Assurant, Inc.	6,149	806,011
Athene Holding Ltd. (Class A Stock)*	13,211	621,313
Chubb Ltd.	15,787	2,457,404
CNO Financial Group, Inc.	11,674	211,650
Everest Re Group Ltd.	3,596	995,517
Hanover Insurance Group, Inc. (The)	4,890	668,316
Hartford Financial Services Group, Inc. (The)	19,060	1,158,276
Hiscox Ltd. (United Kingdom)	59,287	1,119,040
Lincoln National Corp.	11,396	672,478
Marsh & McLennan Cos., Inc.	13,123	1,462,033
Reinsurance Group of America, Inc.	3,482	567,775
Safety Insurance Group, Inc.	685	63,383
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	2,876	602,779
Swiss Re AG (Switzerland)	7,595	852,835
Third Point Reinsurance Ltd. (Bermuda)*	21,075	221,709
Travelers Cos., Inc. (The)	12,795	1,752,275
Willis Towers Watson PLC	2,506	506,062
Zurich Insurance Group AG (Switzerland)	3,605	1,478,805

		28,047,029

Interactive Media & Services — 1.8%
Alphabet, Inc. (Class A Stock)*	4,112	5,507,572
Alphabet, Inc. (Class C Stock)*	1,204	1,609,772
Baidu, Inc. (China), ADR*	6,516	823,622
Cargurus, Inc.*	3,341	117,536
carsales.com Ltd. (Australia)	16,384	191,338
Facebook, Inc. (Class A Stock)*	17,004	3,490,071
IAC/InterActiveCorp*	4,063	1,012,134
Match Group, Inc.*(a)	4,041	331,807
NAVER Corp. (South Korea)	10,335	1,663,559
Scout24 AG (Germany), 144A	9,962	660,848
Tencent Holdings Ltd. (China)	44,800	2,156,393

		17,564,652

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail — 1.1%
Alibaba Group Holding Ltd. (China), ADR*	8,870	$1,881,327
Amazon.com, Inc.*	3,665	6,772,334
Booking Holdings, Inc.*	135	277,253
Chewy, Inc. (Class A Stock)*(a)	12,983	376,507
MakeMyTrip Ltd. (India)*	28,972	663,459
Naspers Ltd. (South Africa) (Class N Stock)	2,951	483,139
Prosus NV (China)*	2,951	220,671
Stamps.com, Inc.*	1,692	141,316

		10,816,006

IT Services — 4.9%
Accenture PLC (Class A Stock)	14,441	3,040,841
Amadeus IT Group SA (Spain)	15,943	1,303,297
Amdocs Ltd.	12,409	895,806
Black Knight, Inc.*	17,535	1,130,657
CACI International, Inc. (Class A Stock)*	2,976	743,970
Cognizant Technology Solutions Corp. (Class A Stock)	7,243	449,211
Endava PLC (United Kingdom), ADR*	4,252	198,143
EPAM Systems, Inc.*	2,667	565,831
Evo Payments, Inc. (Class A Stock)*	6,036	159,411
Fidelity National Information Services, Inc.	42,885	5,964,875
Fiserv, Inc.*	56,845	6,572,987
FleetCor Technologies, Inc.*	7,793	2,242,202
Fujitsu Ltd. (Japan)	9,100	855,776
Global Payments, Inc.	37,116	6,775,897
InterXion Holding NV (Netherlands)*	4,770	399,774
KBR, Inc.	50,093	1,527,836
Leidos Holdings, Inc.	8,040	787,036
ManTech International Corp. (Class A Stock)	1,377	109,995
Mastercard, Inc. (Class A Stock)	20,207	6,033,608
Nomura Research Institute Ltd. (Japan)	35,400	757,869
PayPal Holdings, Inc.*	9,273	1,003,060
Shopify, Inc. (Canada) (Class A Stock)*	393	156,249
Square, Inc. (Class A Stock)*	13,785	862,390
Visa, Inc. (Class A Stock)(a)	25,309	4,755,561
Wix.com Ltd. (Israel)*	2,998	366,895
WNS Holdings Ltd. (India), ADR*	6,618	437,781

		48,096,958

Leisure Products — 0.1%
Brunswick Corp.	15,887	952,902
Peloton Interactive, Inc. (Class A Stock)*(a)	11,914	338,358

		1,291,260

Life Sciences Tools & Services — 1.5%
10X Genomics, Inc. (Class A Stock)*(a)	1,829	139,461
Adaptive Biotechnologies Corp.*(a)	9,830	294,114
Bio-Techne Corp.	6,277	1,377,864
Charles River Laboratories International, Inc.*	2,859	436,741
ICON PLC (Ireland)*	11,306	1,947,233

COMMON STOCKS (continued)	Shares	Value
Life Sciences Tools & Services (continued)
Illumina, Inc.*	1,549	$513,865
Mettler-Toledo International, Inc.*	1,349	1,070,135
PerkinElmer, Inc.	34,303	3,330,821
PRA Health Sciences, Inc.*	8,467	941,107
QIAGEN NV*	16,727	565,373
Thermo Fisher Scientific, Inc.	12,636	4,105,057

		14,721,771

Machinery — 1.6%
Actuant Corp. (Class A Stock)	5,990	155,920
AGCO Corp.	11,824	913,404
Doosan Bobcat, Inc. (South Korea)*	20,423	606,846
Flowserve Corp.	2,886	143,636
Fortive Corp.	6,852	523,424
GEA Group AG (Germany)	30,676	1,012,334
Haitian International Holdings Ltd. (China)	213,000	518,476
IDEX Corp.	3,590	617,480
Illinois Tool Works, Inc.	9,215	1,655,291
Ingersoll-Rand PLC	7,662	1,018,433
ITT, Inc.	11,093	819,884
Kennametal, Inc.	10,199	376,241
Kubota Corp. (Japan)	87,600	1,374,986
Schindler Holding AG (Switzerland), Part. Cert	5,071	1,289,249
Stanley Black & Decker, Inc.	13,066	2,165,559
Techtronic Industries Co. Ltd. (Hong Kong)	248,000	2,031,016
TriMas Corp.*	7,705	242,014
Xylem, Inc.	2,008	158,210

		15,622,403

Media — 0.7%
Altice USA, Inc. (Class A Stock)*	44,046	1,204,218
Charter Communications, Inc. (Class A Stock)*(a)	3,668	1,779,273
Comcast Corp. (Class A Stock)	83,339	3,747,755
Omnicom Group, Inc.	1,768	143,243

		6,874,489

Metals & Mining — 0.1%
Compass Minerals International, Inc.(a)	3,893	237,317
Ferroglobe PLC*	20,330	19,110
Vale SA (Brazil), ADR	29,349	387,407

		643,834

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Annaly Capital Management, Inc.	27,804	261,914
Invesco Mortgage Capital, Inc.	12,284	204,528
Two Harbors Investment Corp.	20,579	300,865

		767,307

Multiline Retail — 0.4%
Dollar General Corp.	6,425	1,002,171
Dollar Tree, Inc.*	23,574	2,217,135
Ollie’s Bargain Outlet Holdings, Inc.*(a)	6,840	446,720
SACI Falabella (Chile)	36,565	157,600

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Multiline Retail (continued)
Target Corp	3,633	$465,787

		4,289,413

Multi-Utilities — 0.5%
Black Hills Corp.	6,152	483,178
CenterPoint Energy, Inc.	21,877	596,586
CMS Energy Corp.	17,160	1,078,334
NiSource, Inc.	16,928	471,276
Public Service Enterprise Group, Inc.	15,355	906,713
Sempra Energy	6,134	929,178
WEC Energy Group, Inc.	6,097	562,326

		5,027,591

Oil, Gas & Consumable Fuels — 2.0%
BP PLC (United Kingdom)	278,234	1,744,837
BP PLC (United Kingdom), ADR	11,843	446,955
Cabot Oil & Gas Corp.	22,970	399,908
Cairn Energy PLC (United Kingdom)*	258,439	697,661
Caltex Australia Ltd. (Australia)	41,117	981,845
Chevron Corp.	5,759	694,017
ConocoPhillips	4,469	290,619
Diamondback Energy, Inc.(a)	6,928	643,334
Enbridge, Inc. (Canada)	13,155	523,039
Eni SpA (Italy)	69,997	1,086,476
Enterprise Products Partners LP, MLP	7,869	221,591
EOG Resources, Inc.	8,581	718,745
Equitrans Midstream Corp.(a)	15,459	206,532
Exxon Mobil Corp.	8,240	574,987
Galp Energia SGPS SA (Portugal)	70,776	1,186,182
Hess Corp.	9,433	630,219
LUKOIL PJSC (Russia), ADR	10,168	1,011,553
Marathon Petroleum Corp.	12,386	746,257
Matador Resources Co.*(a)	5,638	101,315
Oil Search Ltd. (Australia)	108,293	553,101
Petroleo Brasileiro SA (Brazil), ADR(a)	24,479	390,195
Pioneer Natural Resources Co.	11,185	1,693,073
Plains GP Holdings LP (Class A Stock)*	46,843	887,675
StealthGas, Inc. (Greece)*	19,621	67,300
Suncor Energy, Inc. (Canada)	24,730	810,526
Targa Resources Corp.	11,135	454,642
United Tractors Tbk PT (Indonesia)	254,100	392,840
Valero Energy Corp.	2,149	201,254
WPX Energy, Inc.*	71,861	987,370

		19,344,048

Paper & Forest Products — 0.0%
Suzano SA (Brazil)	37,000	364,969

Personal Products — 0.4%
Estee Lauder Cos., Inc. (The) (Class A Stock)	3,813	787,537
Kao Corp. (Japan)	15,000	1,238,163
L’Oreal SA (France)	4,951	1,467,449

		3,493,149

Pharmaceuticals — 2.5%
Bayer AG (Germany)	22,563	1,841,921
Collegium Pharmaceutical, Inc.*	6,016	123,809

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Elanco Animal Health, Inc.*	44,692	$1,316,179
Eli Lilly & Co.	5,438	714,716
Genomma Lab Internacional SAB de CV (Mexico) (Class B Stock)*	452,431	448,662
GW Pharmaceuticals PLC (United Kingdom), ADR*(a)	1,803	188,522
Johnson & Johnson	27,728	4,044,683
Kyowa Kirin Co. Ltd. (Japan)	28,100	660,965
Merck & Co., Inc.	12,297	1,118,412
Mylan NV*	13,077	262,848
Novartis AG (Switzerland)	2,398	227,463
Novo Nordisk A/S (Denmark) (Class B Stock)	41,592	2,415,008
Optinose, Inc.*(a)	12,761	117,657
Pfizer, Inc.	49,399	1,935,453
Prestige Consumer Healthcare, Inc.*(a)	6,044	244,782
Roche Holding AG (Switzerland)	12,901	4,186,385
Santen Pharmaceutical Co. Ltd. (Japan)	102,400	1,952,432
Tricida, Inc.*	3,921	147,979
Zoetis, Inc.	16,790	2,222,157

		24,170,033

Professional Services — 1.6%
51job, Inc. (China), ADR*	13,786	1,170,431
Clarivate Analytics PLC (United Kingdom)*	52,411	880,505
CoStar Group, Inc.*	2,413	1,443,698
Equifax, Inc.	8,749	1,225,910
IHS Markit Ltd.*(a)	30,890	2,327,561
RELX PLC (United Kingdom)	29,608	746,207
SEEK Ltd. (Australia)	20,215	320,447
TransUnion	24,062	2,059,948
TriNet Group, Inc.*	5,091	288,202
Verisk Analytics, Inc.	23,986	3,582,069
Wolters Kluwer NV (Netherlands)	21,185	1,546,535

		15,591,513

Real Estate Management & Development — 1.3%
Aldar Properties PJSC (United Arab Emirates)	282,644	166,220
Ascendas India Trust (Singapore), UTS	806,000	928,602
Atrium European Real Estate Ltd. (Poland)*	53,087	205,037
Central Pattana PCL (Thailand)	154,800	319,768
Corp Inmobiliaria Vesta SAB de CV (Mexico)	216,517	390,721
Daito Trust Construction Co. Ltd. (Japan)	7,500	924,771
Daiwa House Industry Co. Ltd. (Japan)	37,500	1,159,435
Deutsche Wohnen SE (Germany)	25,936	1,064,536
Entra ASA (Norway), 144A	45,329	748,910
ESR Cayman Ltd. (China), 144A*	170,200	383,275
Grainger PLC (United Kingdom)	140,802	584,502
Grand City Properties SA (Germany)	61,200	1,473,934
Hang Lung Properties Ltd. (Hong Kong)	595,000	1,306,324
LEG Immobilien AG (Germany)	18,547	2,201,242

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
Multiplan Empreendimentos Imobiliarios SA (Brazil)	25,017	$205,848
Shurgard Self Storage SA (Belgium)	22,068	843,513

		12,906,638

Road & Rail — 0.7%
Canadian National Railway Co. (Canada)	5,988	541,615
Canadian Pacific Railway Ltd. (Canada)	4,482	1,142,686
Kansas City Southern(a)	16,894	2,587,485
Knight-Swift Transportation Holdings, Inc.(a)	10,882	390,011
Schneider National, Inc. (Class B Stock)(a)	26,269	573,189
Union Pacific Corp.	11,029	1,993,933

		7,228,919

Semiconductors & Semiconductor Equipment — 1.7%
Analog Devices, Inc.	21,003	2,495,996
ASM Pacific Technology Ltd. (Hong Kong)	17,400	242,535
Marvell Technology Group Ltd.	25,707	682,778
Maxim Integrated Products, Inc.	10,841	666,830
Mellanox Technologies Ltd.*	6,207	727,336
Monolithic Power Systems, Inc.	9,531	1,696,709
NXP Semiconductors NV (Netherlands)	16,149	2,055,122
Silicon Laboratories, Inc.*	7,403	858,600
Silicon Motion Technology Corp. (Taiwan), ADR	22,825	1,157,456
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	406,000	4,507,357
Texas Instruments, Inc.	16,221	2,080,992

		17,171,711

Software — 3.7%
8x8, Inc.*	3,370	61,671
Adobe, Inc.*	15,050	4,963,640
Altair Engineering, Inc. (Class A Stock)*(a)	6,634	238,227
Autodesk, Inc.*	8,445	1,549,320
Avalara, Inc.*	3,163	231,690
Bill.Com Holdings, Inc.*	1,787	67,995
Box, Inc. (Class A Stock)*	7,114	119,373
Cadence Design Systems, Inc.*	38,476	2,668,695
Check Point Software Technologies Ltd. (Israel)*(a)	8,674	962,467
Constellation Software, Inc. (Canada)	1,764	1,713,208
DocuSign, Inc.*	6,780	502,466
Everbridge, Inc.*(a)	5,397	421,398
Five9, Inc.*	1,796	117,782
Guidewire Software, Inc.*(a)	7,372	809,224
Intuit, Inc.	6,454	1,690,496
Linx SA (Brazil)	41,300	363,648
Microsoft Corp.	63,942	10,083,653
Nice Ltd. (Israel), ADR*(a)	7,554	1,172,003
PagerDuty, Inc.*(a)	11,625	271,909
Paylocity Holding Corp.*	2,400	289,968

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Pluralsight, Inc. (Class A Stock)*	16,795	$289,042
Proofpoint, Inc.*	2,040	234,151
Q2 Holdings, Inc.*	5,198	421,454
Rapid7, Inc.*	8,528	477,739
RealPage, Inc.*(a)	4,694	252,303
salesforce.com, Inc.*	16,418	2,670,224
ServiceNow, Inc.*(a)	5,176	1,461,288
SS&C Technologies Holdings, Inc.	12,376	759,886
Tyler Technologies, Inc.*	3,190	957,064
Verint Systems, Inc.*(a)	15,648	866,273
Zendesk, Inc.*	3,388	259,622

		36,947,879

Specialty Retail — 0.9%
Burlington Stores, Inc.*	2,912	664,023
Dufry AG (Switzerland)*	5,514	547,399
Five Below, Inc.*	9,293	1,188,203
Hudson Ltd. (Class A Stock)*	19,351	296,844
Michaels Cos., Inc. (The)*(a)	10,217	82,656
O’Reilly Automotive, Inc.*	2,544	1,114,933
Ross Stores, Inc.	17,614	2,050,622
Tractor Supply Co.	11,228	1,049,144
Urban Outfitters, Inc.*(a)	22,013	611,301
USS Co. Ltd. (Japan)	64,000	1,208,675
Zumiez, Inc.*	7,405	255,769

		9,069,569

Technology Hardware, Storage & Peripherals — 0.6%
Apple, Inc.	8,380	2,460,787
Samsung Electronics Co. Ltd. (South Korea)	64,445	3,101,655

		5,562,442

Textiles, Apparel & Luxury Goods — 1.2%
adidas AG (Germany)	4,699	1,534,782
Cie Financiere Richemont SA (Switzerland)	12,845	1,010,356
EssilorLuxottica SA (France)	11,818	1,805,618
Hanesbrands, Inc.(a)	4,770	70,834
Levi Strauss & Co. (Class A Stock)(a)	21,768	419,905
Lululemon Athletica, Inc.*	5,924	1,372,413
LVMH Moet Hennessy Louis Vuitton SE (France)	4,997	2,326,767
NIKE, Inc. (Class B Stock)	16,487	1,670,298
PVH Corp.	6,744	709,132
Skechers U.S.A., Inc. (Class A Stock)*	25,607	1,105,966

		12,026,071

Tobacco — 0.5%
Altria Group, Inc.	8,684	433,419
British American Tobacco PLC (United Kingdom)	42,031	1,801,280
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	827,100	122,948
Japan Tobacco, Inc. (Japan)	37,700	840,230
Philip Morris International, Inc.	19,180	1,632,026

		4,829,903

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors — 0.4%
Air Lease Corp.	6,310	$299,851
GMS, Inc.*	5,516	149,373
HD Supply Holdings, Inc.*	29,874	1,201,532
NOW, Inc.*	36,434	409,518
Textainer Group Holdings Ltd. (China)*	13,198	141,351
Univar Solutions, Inc.*	49,997	1,211,927
WESCO International, Inc.*	3,796	225,445

		3,638,997

Transportation Infrastructure — 0.1%
Aena SME SA (Spain), 144A	3,293	631,170
Malaysia Airports Holdings Bhd (Malaysia)	114,000	211,355

		842,525

Wireless Telecommunication Services — 0.5%
Advanced Info Service PCL (Thailand)	97,200	691,232
KDDI Corp. (Japan)	48,300	1,441,596
Mobile TeleSystems PJSC (Russia), ADR	26,212	266,052
SoftBank Group Corp. (Japan)	30,000	1,299,037
Tele2 AB (Sweden) (Class B Stock)	47,711	691,494
XL Axiata Tbk PT (Indonesia)*	1,005,900	228,124

		4,617,535

TOTAL COMMON STOCKS (cost $597,333,901)		673,414,110

EXCHANGE-TRADED FUNDS — 0.5%
iShares iBoxx High Yield Corporate
Bond ETF	8,100	712,314
WisdomTree India Earnings Fund	184,726	4,597,830

TOTAL EXCHANGE-TRADED FUNDS (cost $5,432,153)		5,310,144

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.5%
Automobiles — 0.1%
CarMax Auto Owner Trust,
Series 2017-01, Class A3
1.980%	11/15/21	81	80,537
DT Auto Owner Trust,
Series 2019-02A, Class C, 144A
3.180%	02/18/25	15	15,181
Enterprise Fleet Financing LLC,
Series 2017-01, Class A2, 144A
2.130%	07/20/22	18	17,777
Navistar Financial Dealer Note Master Owner Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.000%)
2.432%(c)	05/25/24	325	325,676
NextGear Floorplan Master Owner Trust,
Series 2019-02A, Class A2, 144A
2.070%	10/15/24	100	99,310

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Nissan Master Owner Trust Receivables,
Series 2017-C, Class A, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.000%)
2.060%(c)	10/17/22	307	$307,516
Securitized Term Auto Loan Receivables Trust (Canada),
Series 2019-CRTA, Class B, 144A
2.453%	03/25/26	50	50,149
Series 2019-CRTA, Class C, 144A
2.849%	03/25/26	60	60,621

			956,767

Collateralized Loan Obligations — 0.3%
ALM Ltd./ALM LLC (Cayman Islands),
Series 2015-16A, Class A2R2, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.501%(c)	07/15/27	250	247,561
Series 2015-16A, Class AAR2, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
2.901%(c)	07/15/27	250	249,664
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands),
Series 2019-FL01, Class D, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 0.000%)
4.240%(c)	05/15/37	144	143,589
BDS Ltd. (Cayman Islands),
Series 2019-FL04, Class A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
2.840%(c)	08/15/36	200	199,626
BSPRT Issuer Ltd. (Cayman Islands),
Series 2019-FL05, Class C, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.765%(c)	05/15/29	100	100,000
Cent CLO Ltd. (Cayman Islands),
Series 2015-24A, Class A2R, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
3.651%(c)	10/15/26	400	399,238
Figueroa CLO Ltd. (Cayman Islands),
Series 2013-02A, Class BRR, 144A, 3 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
3.758%(c)	06/20/27	250	245,950
Galaxy CLO Ltd. (Cayman Islands),
Series 2018-29A, Class C, 144A, 3 Month LIBOR + 1.680% (Cap N/A, Floor 0.000%)
3.590%(c)	11/15/26	250	246,002
Grand Avenue CRE,
Series 2019-FL01, Class A, 144A, 1 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
2.860%(c)	06/15/37	100	100,000
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2015-19A, Class A1R2, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
2.801%(c)	07/15/27	250	249,491
Oaktree CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.870%
2.836%(c)	10/20/27	500	499,544
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2012-01A, Class CR2, 144A, 3 Month LIBOR + 2.050% (Cap N/A, Floor 0.000%)
4.051%(c)	01/15/26	250	248,475

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Voya Ltd. (Cayman Islands),
Series 2012-04A, Class A2AR, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 0.000%)
3.791%(c)	10/15/30	250	$249,708

			3,178,848

Equipment — 0.1%
John Deere Owner Trust,
Series 2019-A, Class A2
2.850%	12/15/21	296	297,404

Other — 0.0%
Invitation Homes Trust,
Series 2017-SFR02, Class A, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
2.587%(c)	12/17/36	140	139,394
LoanCore Issuer Ltd. (Cayman Islands),
Series 2019-CRE02, Class D, 144A, 1 Month LIBOR + 2.450% (Cap N/A, Floor 2.450%)
4.190%(c)	05/15/36	35	34,979

			174,373

Small Business Loan — 0.0%
United States Small Business Administration,
Series 2013-20H, Class 1
3.160%	08/01/33	116	117,416

TOTAL ASSET-BACKED SECURITIES (cost $4,732,407)			4,724,808

BANK LOANS — 0.1%
Chemicals — 0.0%
Axalta Coating Systems US Holdings, Inc.,
Term B-3 Dollar Loan, 3 Month LIBOR + 1.750%
3.695%(c)	06/01/24	40	39,953

Element Solutions, Inc.,
Term Loan,
—%(p)	01/31/26	42	42,171

			82,124

Entertainment — 0.0%
WMG Acquisition Corp.,
Tranche F Term Loan, 1 Month LIBOR + 2.125%
3.924%(c)	11/01/23	42	42,190

Healthcare-Services — 0.0%
DaVita, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 2.250%
4.049%(c)	08/12/26	42	42,161
Jaguar Holding Co. II,
2018 Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	08/18/22	41	42,077

			84,238

Leisure Time — 0.0%
Sabre GLBL, Inc.,
Term Loan,
—%(p)	02/22/24	84	84,205

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Media — 0.1%
CSC Holdings LLC,
September 2019 Term Loan, 1 Month LIBOR + 2.500%
4.240%(c)	04/15/27	42	$42,157
iHeartCommunications, Inc.,
Term Loan, 1 Month LIBOR + 4.000%
5.691%(c)	05/01/26	34	34,673
Nexstar Broadcasting, Inc.,
Term B-4 Loan, 3 Month LIBOR + 2.750%
4.452%(c)	09/18/26	42	42,187
Nielsen Finance LLC,
Class B-4 Term Loan, 1 Month LIBOR + 2.000%
3.710%(c)	10/04/23	42	42,117

			161,134

Miscellaneous Manufacturing — 0.0%
Gates Global LLC,
Initial B-2 Dollar Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	04/01/24	42	41,899

Pharmaceuticals — 0.0%
Bausch Health Co., Inc.,
First Incremental Term Loan, 1 Month LIBOR + 2.750%
4.490%(c)	11/27/25	41	41,024

Software — 0.0%
SS&C Technologies Holdings, Inc.,
Term B-5 Loan, 1 Month LIBOR + 2.250%
4.049%(c)	04/16/25	42	42,155

TOTAL BANK LOANS (cost $577,552)			578,969

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.7%
AREIT Trust,
Series 2019-CRE03, Class A, 144A, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
2.760%(c)	09/14/36	100	99,928
Series 2019-CRE03, Class B, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
3.290%(c)	09/14/36	100	100,000
Series 2019-CRE03, Class C, 144A, 1 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)
3.640%(c)	09/14/36	100	100,000
Bancorp Commercial Mortgage Trust,
Series 2018-CR03, Class AS, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
2.990%(c)	01/15/33	100	100,117
Series 2019-CRE06, Class B, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)
3.315%(c)	09/15/36	161	161,068
BANK,
Series 2019-BN17, Class A4
3.714%	04/15/52	250	271,118
Series 2019-BN24, Class A3
2.960%	11/15/62	109	111,803
Benchmark Mortgage Trust,
Series 2019-B10, Class A4
3.717%	03/15/62	250	271,742
Series 2019-B12, Class A5
3.116%	08/15/52	118	122,005

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A5
2.874%	11/15/52	147	$148,612
Series 2019-CF03, Class A4
3.006%	01/15/53	114	116,859
Citigroup Commercial Mortgage Trust,
Series 2019-C07, Class A4
3.102%	12/15/72	163	168,685
Commercial Mortgage Trust,
Series 2015-PC01, Class A5
3.902%	07/10/50	145	154,630
Series 2017-COR02, Class A3
3.510%	09/10/50	253	268,347
FHLMC Multifamily Structured Pass-Through Certificates,
Series K066, Class A2
3.117%	06/25/27	800	840,711
Series K071, Class A2
3.286%	11/25/27	200	212,029
Series K076, Class A2
3.900%	04/25/28	345	381,122
Series K077, Class A2
3.850%(cc)	05/25/28	115	126,404
Series K078, Class A2
3.854%	06/25/28	160	176,021
Series K097, Class X1, IO
1.090%(cc)	07/25/29	100	8,989
Series K098, Class X1, IO
1.270%(cc)	08/25/29	150	13,979
Series K103, Class X1, IO
0.757%(cc)	12/25/51	364	20,230
GS Mortgage Securities Trust,
Series 2017-GS06, Class A3
3.433%	05/10/50	250	263,580
Series 2019-GSA01, Class A4
3.048%	11/10/52	228	233,835
LoanCore Issuer Ltd. (Cayman Islands),
Series 2019-CRE03, Class B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
3.340%(c)	04/15/34	100	100,000
MF1 Ltd. (Cayman Islands),
Series 2019-FL02, Class AS, 144A, 1 Month LIBOR + 1.430% (Cap N/A, Floor 1.430%)
3.222%(c)	12/25/34	255	255,190
Morgan Stanley Capital I Trust,
Series 2017-H01, Class A5
3.530%	06/15/50	200	212,245
Series 2019-H07, Class A4
3.261%	07/15/52	161	168,225
UBS Commercial Mortgage Trust,
Series 2017-C07, Class A4
3.679%	12/15/50	255	274,066
Series 2018-C08, Class A4
3.983%	02/15/51	463	507,544
Series 2019-C16, Class A4
3.605%	04/15/52	200	214,687
Series 2019-C17, Class A4
2.921%	10/15/52	171	173,389

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC25, Class A4
3.640%	12/15/59		256	$273,476
Series 2018-C46, Class A4
4.152%	08/15/51		30	33,317
Series 2019-C53, Class A4
3.040%	10/15/52		228	234,655
Series 2019-C54, Class A4
3.146%	12/15/52		122	126,284

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $6,924,112)				7,044,892

CORPORATE BONDS — 8.9%
Advertising — 0.0%
National CineMedia LLC,
Sr. Sec’d. Notes, 144A
5.875%	04/15/28		95	101,178

Aerospace & Defense — 0.2%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	03/15/25		182	187,812
F-Brasile SpA/F-Brasile US LLC (Italy),
Sr. Sec’d. Notes, Series XR, 144A
7.375%	08/15/26		200	211,095
Moog, Inc.,
Gtd. Notes, 144A
4.250%	12/15/27	(a)	255	259,544
TransDigm, Inc.,
Gtd. Notes
6.375%	06/15/26		55	58,412
6.500%	07/15/24		150	155,064
6.500%	05/15/25		200	208,723
Gtd. Notes, 144A
5.500%	11/15/27		135	136,566
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		160	173,485
United Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28	(a)	300	337,533

				1,728,234

Agriculture — 0.0%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24		115	117,546
JBS Investments II GmbH,
Gtd. Notes, 144A
5.750%	01/15/28		200	210,570

				328,116

Auto Manufacturers — 0.2%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	10/01/27		150	155,967
5.000%	10/01/24		460	470,951

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors Financial Co., Inc.,
Gtd. Notes
4.000%	10/06/26		150	$156,377
Sr. Unsec’d. Notes
5.100%	01/17/24		200	217,024
Hyundai Capital America,
Gtd. Notes, 144A
2.850%	11/01/22		80	80,807
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
2.700%	09/26/22		200	202,166
3.200%	09/26/26		200	205,049

				1,488,341

Auto Parts & Equipment — 0.0%
Dana, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/27		62	63,882
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.,
Gtd. Notes, 144A
8.500%	05/15/27		225	239,076

				302,958

Banks — 0.7%
Banco de Credito del Peru (Peru),
Sr. Unsec’d. Notes, 144A
2.700%	01/11/25		45	44,777
Banco de Reservas de la Republica Dominicana (Dominican Republic),
Sub. Notes
7.000%	02/01/23		175	183,992
Banco do Brasil SA (Brazil),
Sr. Unsec’d. Notes
4.625%	01/15/25		200	208,585
Bangkok Bank PCL (Thailand),
Sub. Notes, 144A, MTN
3.733%(ff)	09/25/34		200	203,239
Bank of America Corp.,
Jr. Sub. Notes, Series Z
6.500%(ff)	—	(rr)	250	283,862
Sr. Unsec’d. Notes
3.004%(ff)	12/20/23		250	255,754
Sr. Unsec’d. Notes, MTN
4.271%(ff)	07/23/29	(a)	300	333,223
Barclays PLC (United Kingdom),
Jr. Sub. Notes
7.875%(ff)	—	(rr)	200	215,756
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	(a)	200	225,493
BBVA Bancomer SA (Mexico),
Sub. Notes, 144A
5.875%(ff)	09/13/34	(a)	200	209,700
BBVA USA,
Sr. Unsec’d. Notes
2.875%	06/29/22		300	304,207
BPCE SA (France),
Sub. Notes, 144A, MTN
4.500%	03/15/25		200	215,947

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Capital One NA,
Sr. Unsec’d. Notes
2.250%	09/13/21		250	$251,052
China Construction Bank Corp. (China),
Sub. Notes
4.250%(ff)	02/27/29		200	209,945
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes, 144A
7.250%(ff)	—	(rr)	200	223,788
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.750%	03/26/25		250	264,880
Development Bank of Kazakhstan JSC (Kazakhstan),
Sr. Unsec’d. Notes
4.125%	12/10/22		200	207,859
Halyk Savings Bank of Kazakhstan JSC (Kazakhstan),
Sr. Unsec’d. Notes
5.500%	12/21/22		125	125,489
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.509%(ff)	01/23/29		400	424,240
4.203%(ff)	07/23/29		104	115,773
4.500%	01/24/22		200	210,130
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
3.125%	01/23/23		200	205,513
Sub. Notes, MTN
5.000%	11/24/25		200	225,188
State Savings Bank of Ukraine Via SSB #1 PLC (Ukraine),
Sr. Unsec’d. Notes
9.375%	03/10/23		71	74,811
9.625%	03/20/25		200	210,753
UBS Group AG (Switzerland),
Jr. Sub. Notes
6.875%(ff)	—	(rr)	250	276,765
Sr. Unsec’d. Notes, 144A
4.125%	09/24/25		200	217,518
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.550%	09/29/25	(a)	400	423,641

				6,351,880

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		334	385,327
Central American Bottling Corp. (Guatemala),
Gtd. Notes, 144A
5.750%	01/31/27		270	284,809
Cott Holdings, Inc. (Canada),
Gtd. Notes, 144A
5.500%	04/01/25		210	219,541

				889,677

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials — 0.2%
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A
8.000%	04/15/26	(a)	90	$93,929
James Hardie International Finance DAC,
Gtd. Notes, 144A
4.750%	01/15/25		245	254,012
Johnson Controls International PLC,
Sr. Unsec’d. Notes
6.000%	01/15/36		77	94,331
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24		200	213,841
Masco Corp.,
Sr. Unsec’d. Notes
7.750%	08/01/29		200	258,423
Patrick Industries, Inc.,
Sr. Unsec’d. Notes, 144A
7.500%	10/15/27		80	85,490
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28		150	153,818
5.375%	11/15/24		125	128,438
6.000%	10/15/25		180	189,702

				1,471,984

Chemicals — 0.1%
Consolidated Energy Finance SA (Switzerland),
Sr. Unsec’d. Notes, 144A
6.875%	06/15/25		165	157,288
Element Solutions, Inc.,
Gtd. Notes, 144A
5.875%	12/01/25		60	62,722
Equate Petrochemical BV (Kuwait),
Gtd. Notes, EMTN
4.250%	11/03/26		200	213,909
Sociedad Quimica y Minera de Chile SA (Chile),
Sr. Unsec’d. Notes, 144A
4.250%	05/07/29		200	212,138
SPCM SA (France),
Sr. Unsec’d. Notes, 144A
4.875%	09/15/25		255	265,657
Starfruit Finco BV/Starfruit US Holdco LLC (Netherlands),
Sr. Unsec’d. Notes, 144A
8.000%	10/01/26	(a)	225	238,690
Univar Solutions USA, Inc.,
Gtd. Notes, 144A
5.125%	12/01/27		128	133,518

				1,283,922

Coal — 0.0%
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.,
Gtd. Notes, 144A
7.500%	06/15/25		55	52,859

Commercial Services — 0.2%
Carriage Services, Inc.,
Gtd. Notes, 144A
6.625%	06/01/26		60	63,882

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (continued)
Cimpress PLC (Ireland),
Gtd. Notes, 144A
7.000%	06/15/26		180	$192,254
Conservation Fund A Nonprofit Corp. (The),
Sr. Unsec’d. Notes
3.474%	12/15/29		54	53,758
ERAC USA Finance LLC,
Gtd. Notes, 144A
7.000%	10/15/37		100	140,709
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
7.125%	07/31/26		200	210,892
GW B-CR Security Corp. (Canada),
Sr. Unsec’d. Notes, 144A
9.500%	11/01/27		70	74,725
Harsco Corp.,
Gtd. Notes, 144A
5.750%	07/31/27		115	122,588
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
7.125%	06/01/24	(a)	125	121,024
Nielsen Co. Luxembourg SARL (The),
Gtd. Notes, 144A
5.000%	02/01/25		40	41,270
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22		175	175,920
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26		60	67,589
ServiceMaster Co. LLC (The),
Gtd. Notes, 144A
5.125%	11/15/24		140	145,159
Team Health Holdings, Inc.,
Gtd. Notes, 144A
6.375%	02/01/25		35	23,477
TMS International Corp.,
Sr. Unsec’d. Notes, 144A
7.250%	08/15/25		170	153,736
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	08/15/26		130	142,499

				1,729,482

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
2.750%	01/13/25	(a)	400	413,211
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
5.300%	10/01/29	(a)	200	225,020
MTS Systems Corp.,
Gtd. Notes, 144A
5.750%	08/15/27		150	156,937

				795,168

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Cosmetics/Personal Care — 0.0%
Coty, Inc.,
Gtd. Notes, 144A
6.500%	04/15/26		115	$121,088

Distribution/Wholesale — 0.2%
American Builders & Contractors Supply Co., Inc.,
Gtd. Notes, 144A
5.875%	05/15/26		420	446,053
Sr. Sec’d. Notes, 144A
4.000%	01/15/28	(a)	225	228,366
Core & Main Holdings LP,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.625% or PIK 9.375%
8.625%	09/15/24		60	62,357
Core & Main LP,
Sr. Unsec’d. Notes, 144A
6.125%	08/15/25	(a)	115	119,888
HD Supply, Inc.,
Gtd. Notes, 144A
5.375%	10/15/26		200	212,462
IAA, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	06/15/27		175	187,063
KAR Auction Services, Inc.,
Gtd. Notes, 144A
5.125%	06/01/25	(a)	240	249,647
Performance Food Group, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	10/15/27		125	133,438

				1,639,274

Diversified Financial Services — 0.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	07/15/27		105	112,265
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.950%	07/01/24		200	208,662
5.125%	10/01/23		495	533,394
Banco BTG Pactual SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.500%	01/10/25		200	202,607
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.800%	01/31/28		61	65,447
CCBL Cayman 1 Corp. Ltd. (China),
Gtd. Notes, EMTN
3.500%	05/16/24		200	205,266
CDBL Funding 1 (China),
Gtd. Notes
4.250%	12/02/24		200	211,256
Credit Acceptance Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	12/31/24		125	129,780
E*TRADE Financial Corp.,
Sr. Unsec’d. Notes
4.500%	06/20/28		200	218,406

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35		200	$213,341
Global Aircraft Leasing Co. Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	09/15/24	(a)	281	293,200
Intercontinental Exchange, Inc.,
Gtd. Notes
3.100%	09/15/27		200	210,133
Intercorp Peru Ltd. (Peru),
Sr. Unsec’d. Notes, 144A
3.875%	08/15/29		200	199,115
LPL Holdings, Inc.,
Gtd. Notes, 144A
4.625%	11/15/27	(a)	240	244,884
Muthoot Finance Ltd. (India),
Sr. Sec’d. Notes, 144A, MTN
6.125%	10/31/22		200	207,565
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23		155	164,444
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, EMTN
5.250%	08/10/28		200	216,440
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
4.950%	07/15/46		150	177,057
REC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
3.875%	07/07/27		200	198,758
Salmon River Export LLC,
Gov’t. Gtd. Notes
2.193%	09/15/26		329	331,035
Springleaf Finance Corp.,
Gtd. Notes
5.375%	11/15/29		50	52,205
6.875%	03/15/25		100	113,808
7.125%	03/15/26		105	121,471
TD Ameritrade Holding Corp.,
Sr. Unsec’d. Notes
3.300%	04/01/27		63	65,973
Toll Road Investors Partnership II LP,
Insured Notes, 144A, (MBIA)
5.168%(s)	02/15/43		200	58,432

				4,754,944

Electric — 0.7%
Adani Transmission Ltd. (India),
Sr. Sec’d. Notes, 144A
4.250%	05/21/36		200	202,562
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
4.000%	12/01/46		150	164,849
AES Gener SA (Chile),
Jr. Sub. Notes, 144A
6.350%(ff)	10/07/79		200	204,868

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Clearway Energy Operating LLC,
Gtd. Notes
5.750%	10/15/25	(a)	325	$343,010
Gtd. Notes, 144A
4.750%	03/15/28		60	60,911
Colbun SA (Chile),
Sr. Unsec’d. Notes
4.500%	07/10/24		200	212,244
Consorcio Transmantaro SA (Peru),
Sr. Unsec’d. Notes, 144A
4.700%	04/16/34	(a)	200	220,263
Drax Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.625%	11/01/25	(a)	200	212,605
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26		250	251,388
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A
4.875%	09/21/38	(a)	200	233,110
Emirates Semb Corp. Water & Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
4.450%	08/01/35		200	218,865
Empresa de Transmision Electrica SA (Panama),
Sr. Unsec’d. Notes, 144A
5.125%	05/02/49		200	228,022
Empresas Publicas de Medellin ESP (Colombia),
Sr. Unsec’d. Notes, 144A
4.250%	07/18/29		200	208,388
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.875%	05/25/22	(a)	222	224,796
3.500%	04/06/28		300	306,319
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes
4.500%	01/29/25		200	211,586
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, 144A, MTN
6.350%	08/10/28		200	214,718
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
4.850%	07/15/47		150	176,615
Infraestructura Energetica Nova SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/14/48		200	192,036
Inkia Energy Ltd. (Peru),
Sr. Unsec’d. Notes, 144A
5.875%	11/09/27		200	208,799
Mong Duong Finance Holdings BV (Vietnam),
Sr. Sec’d. Notes, 144A
5.125%	05/07/29		250	256,342
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	07/15/24		117	121,725
4.250%	09/15/24		300	312,241

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
NTPC Ltd. (India),
Sr. Unsec’d. Notes, EMTN
4.250%	02/26/26		200	$210,341
4.375%	11/26/24		200	211,582
Star Energy Geothermal Wayang Windu Ltd. (Indonesia),
Sr. Sec’d. Notes, 144A
6.750%	04/24/33		184	195,615
State Grid Overseas Investment 2016 Ltd. (China),
Gtd. Notes, 144A, MTN
2.750%	05/04/22		200	202,100
3.500%	05/04/27		425	445,443
Terraform Global Operating LLC,
Gtd. Notes, 144A
6.125%	03/01/26		115	119,584
Transelec SA (Chile),
Sr. Unsec’d. Notes
3.875%	01/12/29		200	204,993
Sr. Unsec’d. Notes, 144A
4.625%	07/26/23		200	211,519
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A
3.150%	01/15/26		350	364,662

				7,152,101

Electrical Components & Equipment — 0.0%
Energizer Holdings, Inc.,
Gtd. Notes, 144A
6.375%	07/15/26	(a)	200	213,615
EnerSys,
Gtd. Notes, 144A
4.375%	12/15/27		35	34,615
5.000%	04/30/23		185	193,892

				442,122

Electronics — 0.1%
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		235	255,549
5.625%	11/01/24	(a)	215	239,477

				495,026

Energy-Alternate Sources — 0.1%
Adani Green Energy UP Ltd./Prayatna Developers Private Ltd./Parampujya Solar Energ (India),
Sr. Sec’d. Notes, 144A
6.250%	12/10/24		210	226,056
Azure Power Solar Energy Private Ltd. (India),
Sr. Sec’d. Notes, 144A, MTN
5.650%	12/24/24		200	204,639
Empresa Electrica Cochrane SpA (Chile),
Sr. Sec’d. Notes, 144A
5.500%	05/14/27		200	209,000
TerraForm Power Operating LLC,
Gtd. Notes, 144A
5.000%	01/31/28		185	195,830

				835,525

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction — 0.1%
Aeropuerto Internacional de Tocumen SA (Panama),
Sr. Sec’d. Notes
5.625%	05/18/36		200	$235,097
Aeropuertos Dominicanos Siglo XXI SA (Dominican Republic),
Sr. Sec’d. Notes
6.750%	03/30/29		200	223,475
Delhi International Airport Ltd. (India),
Sr. Sec’d. Notes, 144A
6.450%	06/04/29		200	214,652
frontdoor, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	08/15/26		175	191,354
GMR Hyderabad International Airport Ltd. (India),
Sr. Sec’d. Notes
4.250%	10/27/27		200	188,996
New Enterprise Stone & Lime Co., Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		120	125,774
Sr. Unsec’d. Notes, 144A
10.125%	04/01/22		80	84,562

				1,263,910

Entertainment — 0.2%
Lions Gate Capital Holdings LLC,
Gtd. Notes, 144A
5.875%	11/01/24		45	45,237
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.750%	10/15/27		35	36,223
4.875%	11/01/24	(a)	300	311,073
5.625%	03/15/26		40	42,624
Scientific Games International, Inc.,
Gtd. Notes, 144A
7.000%	05/15/28		60	64,384
8.250%	03/15/26		145	159,830
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24	(a)	455	471,883
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
4.875%	11/01/24		320	330,425

				1,461,679

Environmental Control — 0.1%
Covanta Holding Corp.,
Sr. Unsec’d. Notes
6.000%	01/01/27		155	163,959
GFL Environmental, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.000%	06/01/26		85	89,769
8.500%	05/01/27		100	109,555
Republic Services, Inc.,
Sr. Unsec’d. Notes
3.950%	05/15/28	(a)	150	165,157

				528,440

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods — 0.2%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25		95	$98,566
6.625%	06/15/24		63	66,016
Gtd. Notes, 144A
4.625%	01/15/27		125	124,995
5.875%	02/15/28		10	10,637
BRF SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.875%	01/24/30		200	206,052
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
4.600%	11/01/25		200	220,864
Cosan Ltd. (Brazil),
Sr. Unsec’d. Notes, 144A
5.500%	09/20/29	(a)	200	209,111
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.875%	07/15/24		200	205,766
6.750%	02/15/28		220	243,269
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.625%	11/01/24		120	127,331
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25	(a)	260	269,202
US Foods, Inc.,
Gtd. Notes, 144A
5.875%	06/15/24		300	309,506

				2,091,315

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes, 144A
4.200%	01/29/30		200	200,737
Suzano Austria GmbH (Brazil),
Gtd. Notes
6.000%	01/15/29		200	225,897

				426,634

Gas — 0.1%
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.150%	08/01/27		200	206,653
Gas Natural de Lima y Callao SA (Peru),
Sr. Unsec’d. Notes
4.375%	04/01/23		200	208,073
KeySpan Gas East Corp.,
Unsec’d. Notes, 144A
2.742%	08/15/26		200	200,165
Promigas SA ESP/Gases del Pacifico SAC (Colombia),
Sr. Unsec’d. Notes, 144A
3.750%	10/16/29		200	201,905

				816,796

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Hand/Machine Tools — 0.0%
Colfax Corp.,
Gtd. Notes, 144A
6.375%	02/15/26		120	$131,016

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
3.400%	11/30/23		200	210,459
4.900%	11/30/46		100	130,833
Alcon Finance Corp.,
Gtd. Notes, 144A
2.750%	09/23/26		200	203,467
Avantor, Inc.,
Sr. Unsec’d. Notes, 144A
9.000%	10/01/25	(a)	250	279,788
Boston Scientific Corp.,
Sr. Unsec’d. Notes
4.000%	03/01/29		200	221,144
Hill-Rom Holdings, Inc.,
Gtd. Notes, 144A
4.375%	09/15/27		160	164,308
Teleflex, Inc.,
Gtd. Notes
4.625%	11/15/27		195	206,656

				1,416,655

Healthcare-Services — 0.4%
BCPE Cycle Merger Sub II, Inc.,
Sr. Unsec’d. Notes, 144A
10.625%	07/15/27		60	61,294
Centene Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	12/15/27		90	92,670
4.625%	12/15/29		43	45,283
5.375%	06/01/26		265	281,613
CommonSpirit Health,
Sr. Sec’d. Notes
2.760%	10/01/24		84	84,859
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25	(a)	180	185,108
Eagle Holding Co. II LLC,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.625% or PIK 8.375%
7.625%	05/15/22		140	142,091
Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%
7.750%	05/15/22		35	35,515
Encompass Health Corp.,
Gtd. Notes
4.500%	02/01/28		50	51,841
5.125%	03/15/23		180	183,230
5.750%	09/15/25		120	126,116
Hadrian Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	05/01/26		90	92,835
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	(a)	575	636,335
5.625%	09/01/28	(a)	205	233,818

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
5.875%	02/15/26		210	$239,185
Sr. Sec’d. Notes
4.125%	06/15/29		104	110,368
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
4.700%	02/01/45		100	111,931
Polaris Intermediate Corp.,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.500% or PIK 9.250%
8.500%	12/01/22		100	93,018
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A
9.750%	12/01/26		195	220,698
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
4.875%	01/01/26		160	167,615
5.125%	11/01/27		125	131,999
Toledo Hospital (The),
Sec’d. Notes
5.325%	11/15/28		166	179,515
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.375%	10/15/22		300	303,432
West Street Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	09/01/25		155	154,251

				3,964,620

Home Builders — 0.1%
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
5.250%	12/15/27		65	67,859
6.500%	10/01/25		200	213,279
Toll Brothers Finance Corp.,
Gtd. Notes
4.875%	11/15/25	(a)	305	333,196

				614,334

Household Products/Wares — 0.0%
Prestige Brands, Inc.,
Gtd. Notes, 144A
5.125%	01/15/28		75	78,572
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A
2.750%	06/26/24		300	305,634

				384,206

Insurance — 0.1%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/27		120	128,727
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25		150	160,581
4.700%	07/10/35		100	115,426
AssuredPartners, Inc.,
Sr. Unsec’d. Notes, 144A
7.000%	08/15/25		90	91,736

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes
4.850%	04/17/28		111	$120,807
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.800%	08/19/29		131	132,581
HUB International Ltd.,
Sr. Unsec’d. Notes, 144A
7.000%	05/01/26	(a)	225	238,715
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
4.200%	03/01/48		148	167,276

				1,155,849

Internet — 0.2%
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
3.650%	03/15/25		200	213,675
Match Group, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	12/15/27	(a)	265	276,534
Netflix, Inc.,
Sr. Unsec’d. Notes
4.875%	04/15/28	(a)	205	213,466
5.875%	02/15/25	(a)	160	178,856
Photo Holdings Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	10/01/26		25	23,203
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.595%	01/19/28		200	208,747
VeriSign, Inc.,
Sr. Unsec’d. Notes
4.750%	07/15/27		80	84,435
5.250%	04/01/25	(a)	210	231,720
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes, 144A
5.750%	01/15/27	(a)	115	117,340

				1,547,976

Investment Companies — 0.0%
MDGH - GMTN BV (United Arab Emirates),
Gtd. Notes, 144A, MTN
2.500%	11/07/24		200	200,672
2.875%	11/07/29		200	201,636

				402,308

Iron/Steel — 0.0%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada),
Sr. Sec’d. Notes, 144A
8.750%	07/15/26		85	85,682
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A
5.875%	06/01/27		50	47,901

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Iron/Steel (continued)
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.250%	08/10/26		100	$117,134

				250,717

Lodging — 0.1%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
5.125%	05/01/26		465	489,867
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.500%	08/18/26		73	75,478
Wyndham Hotels & Resorts, Inc.,
Gtd. Notes, 144A
5.375%	04/15/26		305	321,918
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.250%	05/15/27		35	37,188
5.500%	03/01/25	(a)	255	274,028

				1,198,479

Machinery-Construction & Mining — 0.0%
BWX Technologies, Inc.,
Gtd. Notes, 144A
5.375%	07/15/26		220	233,037

Machinery-Diversified — 0.1%
CNH Industrial NV (United Kingdom),
Sr. Unsec’d. Notes, MTN
3.850%	11/15/27		200	208,289
Granite Holdings US Acquisition Co.,
Gtd. Notes, 144A
11.000%	10/01/27		65	66,137
Stevens Holding Co., Inc.,
Gtd. Notes, 144A
6.125%	10/01/26		140	152,964
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.950%	09/15/28		400	439,790

				867,180

Media — 0.8%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.625%	02/15/23	(a)	200	203,656
Altice Luxembourg SA (Luxembourg),
Gtd. Notes, 144A
7.625%	02/15/25	(a)	200	208,259
Cable Onda SA (Panama),
Sr. Unsec’d. Notes, 144A
4.500%	01/30/30		200	210,736
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.750%	03/01/30		200	203,979
5.000%	02/01/28		125	131,051
5.375%	05/01/25	(a)	220	228,375
5.750%	02/15/26	(a)	510	537,850
5.875%	05/01/27	(a)	260	276,083

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25		100	$110,188
6.484%	10/23/45		200	249,658
Comcast Corp.,
Gtd. Notes
6.950%	08/15/37		150	221,381
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24		200	205,570
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	05/15/26		200	211,867
5.500%	04/15/27		600	644,884
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27	(a)	130	126,470
DISH DBS Corp.,
Gtd. Notes
5.875%	11/15/24	(a)	165	168,879
Fox Corp.,
Sr. Unsec’d. Notes, 144A
4.709%	01/25/29		150	170,991
iHeartCommunications, Inc.,
Gtd. Notes
8.375%	05/01/27		85	93,792
Sr. Sec’d. Notes
6.375%	05/01/26		80	87,000
Sr. Sec’d. Notes, 144A
5.250%	08/15/27		30	31,433
LCPR Senior Secured Financing DAC,
Sr. Sec’d. Notes, 144A
6.750%	10/15/27		200	213,049
Liberty Interactive LLC,
Sr. Unsec’d. Notes
8.500%	07/15/29		40	39,859
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A
5.625%	07/15/27		170	179,345
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.625%	07/15/24		205	214,892
5.375%	04/15/25		360	372,429
5.375%	07/15/26		150	159,582
5.500%	07/01/29		90	97,393
Telenet Finance Luxembourg Notes Sarl (Belgium),
Sr. Sec’d. Notes, 144A
5.500%	03/01/28		200	214,073
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.125%	04/15/27		225	240,697
5.375%	06/15/24	(a)	355	390,373
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes, 144A
5.750%	01/15/25		280	288,468

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	05/15/29	(a)	210	$222,646
VTR Finance BV (Chile),
Sr. Sec’d. Notes
6.875%	01/15/24		200	204,904
Ziggo Bond Co. BV (Netherlands),
Sr. Unsec’d. Notes, 144A
5.875%	01/15/25		250	257,582

				7,417,394

Metal Fabricate/Hardware — 0.0%
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.,
Sr. Sec’d. Notes, 144A
7.375%	12/15/23		60	61,079
TriMas Corp.,
Gtd. Notes, 144A
4.875%	10/15/25		330	339,171

				400,250

Mining — 0.2%
Compass Minerals International, Inc.,
Gtd. Notes, 144A
6.750%	12/01/27		95	100,572
Freeport-McMoRan, Inc.,
Gtd. Notes
5.000%	09/01/27		140	147,662
5.250%	09/01/29	(a)	115	123,201
5.400%	11/14/34		235	246,000
Kaiser Aluminum Corp.,
Gtd. Notes, 144A
4.625%	03/01/28		238	244,001
Northwest Acquisitions ULC/Dominion Finco, Inc.,
Sec’d. Notes, 144A
7.125%	11/01/22		140	105,756
Novelis Corp.,
Gtd. Notes, 144A
5.875%	09/30/26	(a)	365	389,051
Petra Diamonds US Treasury PLC (South Africa),
Sec’d. Notes
7.250%	05/01/22		200	126,390

				1,482,633

Miscellaneous Manufacturing — 0.1%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27		175	185,608
Gates Global LLC/Gates Global Co.,
Gtd. Notes, 144A
6.250%	01/15/26		150	152,503
Koppers, Inc.,
Gtd. Notes, 144A
6.000%	02/15/25		115	120,490

				458,601

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Multi-National — 0.0%
Banque Ouest Africaine de Developpement (Supranational Bank),
Sr. Unsec’d. Notes, 144A
4.700%	10/22/31		200	$203,087

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
4.250%	04/01/28	(a)	180	188,934

Oil & Gas — 0.6%
Callon Petroleum Co.,
Gtd. Notes
6.375%	07/01/26		115	116,770
Carrizo Oil & Gas, Inc.,
Gtd. Notes
8.250%	07/15/25		19	18,973
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	10/15/25		170	173,297
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
5.700%	10/15/39		115	67,219
Empresa Nacional del Petroleo (Chile),
Sr. Unsec’d. Notes
4.375%	10/30/24		200	211,149
Eni SpA (Italy),
Sr. Unsec’d. Notes, 144A
4.000%	09/12/23		200	211,023
Ensign Drilling, Inc. (Canada),
Gtd. Notes, 144A
9.250%	04/15/24		45	42,415
HighPoint Operating Corp.,
Gtd. Notes
7.000%	10/15/22		40	38,052
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	10/01/25		31	30,594
Jagged Peak Energy LLC,
Gtd. Notes
5.875%	05/01/26		90	93,031
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes
6.375%	10/24/48		300	386,196
Sr. Unsec’d. Notes, 144A
5.375%	04/24/30	(a)	300	347,816
Laredo Petroleum, Inc.,
Gtd. Notes
6.250%	03/15/23		34	31,762
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.,
Gtd. Notes, 144A
6.000%	08/01/26		110	112,832
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/44		150	164,697
Montage Resources Corp.,
Gtd. Notes
8.875%	07/15/23		40	36,935

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
NAK Naftogaz Ukraine via Kondor Finance PLC (Ukraine),
Sr. Unsec’d. Notes, 144A
7.625%	11/08/26	200	$203,893
Parkland Fuel Corp. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	04/01/26	180	190,357
PBF Holding Co. LLC/PBF Finance Corp.,
Gtd. Notes
7.250%	06/15/25	160	171,121
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.750%	02/01/29	189	212,724
6.750%	01/27/41	23	26,654
6.900%	03/19/49	393	461,476
Petroleos del Peru SA (Peru),
Sr. Unsec’d. Notes
4.750%	06/19/32	300	327,594
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.500%	01/23/26	300	298,401
5.350%	02/12/28	48	47,722
6.500%	06/02/41	95	94,250
Gtd. Notes, 144A
6.490%	01/23/27	92	98,113
6.840%	01/23/30	133	142,150
7.690%	01/23/50	113	123,373
Puma International Financing SA (Singapore),
Gtd. Notes, 144A
5.000%	01/24/26	200	187,198
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.625%	03/01/26	31	30,658
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	76	65,800
Saka Energi Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A
4.450%	05/05/24	200	202,521
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
4.375%	04/16/49	340	371,890
Sinopec Group Overseas Development Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24	300	323,508
SM Energy Co.,
Sr. Unsec’d. Notes
6.750%	09/15/26	80	78,632
Southwestern Energy Co.,
Gtd. Notes
6.200%	01/23/25	57	51,900
7.500%	04/01/26	38	34,896
Tengizchevroil Finance Co. International Ltd. (Kazakhstan),
Sr. Sec’d. Notes
4.000%	08/15/26	200	210,174

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.750%	06/01/26		170	$181,747

				6,219,513

Oil & Gas Services — 0.0%
Apergy Corp.,
Gtd. Notes
6.375%	05/01/26		120	126,487

Packaging & Containers — 0.2%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	06/30/27		200	206,755
Crown Americas LLC/Crown Americas Capital Corp. V,
Gtd. Notes
4.250%	09/30/26	(a)	240	251,386
Crown Americas LLC/Crown Americas Capital Corp. VI,
Gtd. Notes
4.750%	02/01/26	(a)	430	454,855
Flex Acquisition Co., Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	01/15/25		135	136,109
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Sr. Sec’d. Notes, 144A
5.125%	07/15/23		245	251,037
SAN Miguel Industrias Pet SA (Peru),
Gtd. Notes
4.500%	09/18/22		200	204,539
Silgan Holdings, Inc.,
Sr. Unsec’d. Notes
4.750%	03/15/25		180	184,779
Sr. Unsec’d. Notes, 144A
4.125%	02/01/28		70	70,179
Trivium Packaging Finance BV (Netherlands),
Gtd. Notes, 144A
8.500%	08/15/27		200	222,500

				1,982,139

Pharmaceuticals — 0.1%
Allergan Funding SCS,
Gtd. Notes
3.800%	03/15/25		150	157,508
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.500%	03/01/23		79	79,454
6.125%	04/15/25	(a)	375	388,049
Sr. Unsec’d. Notes, 144A
5.000%	01/30/28		35	35,909
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
4.669%	06/06/47		100	118,850
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23		300	314,762

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
4.900%	08/28/28		150	$163,022
Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
5.375%	01/15/23		110	74,287
NVA Holdings, Inc.,
Gtd. Notes, 144A
6.875%	04/01/26		85	92,692

				1,424,533

Pipelines — 0.4%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec’d. Notes
4.600%	11/02/47		320	370,012
AI Candelaria Spain SLU (Spain),
Sr. Sec’d. Notes
7.500%	12/15/28		250	280,157
Cheniere Energy Partners LP,
Gtd. Notes, 144A
4.500%	10/01/29		70	71,900
Sr. Sec’d. Notes
5.250%	10/01/25	(a)	345	359,179
Enbridge, Inc. (Canada),
Gtd. Notes
4.250%	12/01/26		200	220,406
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
6.250%	05/15/26		93	88,779
KazTransGas JSC (Kazakhstan),
Gtd. Notes
4.375%	09/26/27		200	209,704
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.150%	02/01/24		300	318,546
ONEOK, Inc.,
Gtd. Notes
5.200%	07/15/48		150	170,685
Peru LNG Srl (Peru),
Sr. Unsec’d. Notes
5.375%	03/22/30	(a)	300	296,054
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29		75	73,932
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28		200	211,916
Southern Gas Corridor CJSC (Azerbaijan),
Gov’t. Gtd. Notes
6.875%	03/24/26		200	237,167
Gov’t. Gtd. Notes, 144A
6.875%	03/24/26		260	308,317
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.125%	02/01/25		450	467,117
5.875%	04/15/26		150	159,660

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Gtd. Notes, 144A
6.875%	01/15/29		85	$94,321

				3,937,852

Real Estate — 0.0%
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A
9.375%	04/01/27	(a)	120	125,165

Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.,
Sr. Unsec’d. Notes
3.550%	07/15/27		200	209,849
3.800%	08/15/29		32	34,180
Equinix, Inc.,
Sr. Unsec’d. Notes
5.375%	05/15/27		150	162,787
5.875%	01/15/26		80	85,077
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.250%	06/01/25		420	461,482
5.375%	11/01/23		110	119,971
5.375%	04/15/26		20	22,130
Iron Mountain, Inc.,
Gtd. Notes, 144A
4.875%	09/15/27		100	103,149
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
4.500%	09/01/26		225	236,806
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
5.000%	10/15/27		200	212,558
5.250%	08/01/26		150	158,447
Ryman Hospitality Properties, Inc.,
Gtd. Notes, 144A
4.750%	10/15/27		190	196,599
SBA Communications Corp.,
Sr. Unsec’d. Notes
4.875%	09/01/24		420	436,874
VEREIT Operating Partnership LP,
Gtd. Notes
3.100%	12/15/29		171	167,953
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.250%	12/01/26		210	216,698
4.625%	12/01/29		50	52,338

				2,876,898

Retail — 0.2%
Beacon Roofing Supply, Inc.,
Gtd. Notes, 144A
4.875%	11/01/25		160	160,718
Sr. Sec’d. Notes, 144A
4.500%	11/15/26		65	67,021
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.200%	05/15/28		150	160,956

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (continued)
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp.,
Sr. Sec’d. Notes, 144A
8.000%	06/01/21		135	$137,337
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.750%	02/07/25		200	203,811
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/24		150	155,192
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
Gtd. Notes, 144A
5.250%	06/01/26		375	396,040
L Brands, Inc.,
Gtd. Notes
5.250%	02/01/28	(a)	205	195,174
Penske Automotive Group, Inc.,
Gtd. Notes
5.375%	12/01/24		150	154,360
PetSmart, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	06/01/25		81	82,717
PriSo Acquisition Corp.,
Sr. Unsec’d. Notes, 144A
9.000%	05/15/23	(a)	155	152,677
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25		85	88,953
Yum! Brands, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/30		95	99,865

				2,054,821

Semiconductors — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27		321	333,199
Broadcom, Inc.,
Gtd. Notes, 144A
4.750%	04/15/29		84	91,861
Entegris, Inc.,
Gtd. Notes, 144A
4.625%	02/10/26		185	191,363
Qorvo, Inc.,
Gtd. Notes
5.500%	07/15/26	(a)	135	143,675

				760,098

Software — 0.3%
Ascend Learning LLC,
Sr. Unsec’d. Notes, 144A
6.875%	08/01/25		185	194,455
CDK Global, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/27		185	195,778
Fair Isaac Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	06/15/28		46	46,378

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (continued)
5.250%	05/15/26		276	$303,619
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.500%	07/01/29		81	85,160
IQVIA, Inc.,
Gtd. Notes, 144A
5.000%	10/15/26		200	210,898
5.000%	05/15/27	(a)	400	423,628
Microsoft Corp.,
Sr. Unsec’d. Notes
2.000%	08/08/23		200	201,116
4.450%	11/03/45		100	125,065
MSCI, Inc.,
Gtd. Notes, 144A
4.750%	08/01/26	(a)	345	362,064
5.750%	08/15/25		110	115,416
RP Crown Parent LLC,
Gtd. Notes, 144A
7.375%	10/15/24		160	166,362
SS&C Technologies, Inc.,
Gtd. Notes, 144A
5.500%	09/30/27		200	213,320

				2,643,259

Telecommunications — 0.3%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26	(a)	505	542,901
AT&T, Inc.,
Sr. Unsec’d. Notes
4.350%	03/01/29		150	166,585
5.250%	03/01/37		250	298,720
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27		155	144,110
6.000%	06/15/25		110	110,332
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd. (Saint Lucia),
Sr. Sec’d. Notes, 144A
8.750%	05/25/24		200	194,948
Intelsat Connect Finance SA (Luxembourg),
Gtd. Notes, 144A
9.500%	02/15/23		100	70,011
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
5.500%	08/01/23		230	197,420
Millicom International Cellular SA (Colombia),
Sr. Unsec’d. Notes
5.125%	01/15/28		200	208,722
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24	(a)	350	377,268
Telefonica Celular del Paraguay SA (Paraguay),
Sr. Unsec’d. Notes, 144A
5.875%	04/15/27		200	214,491

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Telesat Canada/Telesat LLC (Canada),
Gtd. Notes, 144A
6.500%	10/15/27	125	$130,108
T-Mobile USA, Inc.,
Gtd. Notes
5.375%	04/15/27	375	400,079
6.500%	01/15/26	155	166,435
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
5.012%	04/15/49	106	135,401

			3,357,531

Toys/Games/Hobbies — 0.0%
Mattel, Inc.,
Gtd. Notes, 144A
5.875%	12/15/27	133	140,264
6.750%	12/31/25	80	85,921

			226,185

Transportation — 0.1%
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35	200	231,353
Empresa de Transporte de Pasajeros Metro SA (Chile),
Sr. Unsec’d. Notes
5.000%	01/25/47	200	227,126
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes, 144A
4.350%	04/05/36	200	212,110
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc. (Uruguay),
Gtd. Notes
7.250%	05/01/22	130	127,484
Rumo Luxembourg Sarl (Brazil),
Gtd. Notes
5.875%	01/18/25	200	214,833

			1,012,906

Water — 0.0%
Aegea Finance Sarl (Brazil),
Gtd. Notes, 144A
5.750%	10/10/24	200	210,935

TOTAL CORPORATE BONDS (cost $84,605,229)			87,828,251

MUNICIPAL BONDS — 0.1%
California — 0.0%
State of California,
General Obligation Unlimited, BABs
7.600%	11/01/40	150	246,078

Illinois — 0.1%
City of Chicago,
General Obligation Unlimited, BABs, Series C
6.207%	01/01/36	215	278,864

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Illinois (continued)
City of Chicago IL,
General Obligation Unlimited, Taxable, Series B
7.375%	01/01/33	68	$81,172

			360,036

Michigan — 0.0%
Michigan Finance Authority,
Taxable, Revenue Bonds
3.384%	12/01/40	160	160,040

New Jersey — 0.0%
New Jersey Economic Development Authority,
Revenue Bonds, Series A
7.425%	02/15/29	176	221,138
New Jersey Transportation Trust Fund Authority,
Taxable, Revenue Bonds
2.551%	06/15/23	130	130,541

			351,679

TOTAL MUNICIPAL BONDS (cost $1,087,603)			1,117,833

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
Fannie Mae REMICS,
Series 2010-43, Class AH
3.250%	05/25/40	8	8,164
Series 2014-10, Class KM
3.500%	09/25/43	29	30,275
Series 2017-33, Class LB
3.000%	05/25/39	22	22,025
Freddie Mac REMICS,
Series 3934, Class PG
3.000%	07/15/41	20	20,705
Series 4533, Class GA
3.000%	06/15/28	40	40,850
Government National Mortgage Assoc.,
Series 2012-12, Class KN
4.500%	09/20/41	9	9,140
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MV
3.500%	08/25/58	10	10,229
Series 2019-03, Class MA
3.500%	10/25/58	19	19,562
Series 2019-03, Class MV
3.500%	10/25/58	10	10,321
Series 2019-04, Class MA
3.000%	02/25/59	19	19,963
Series 2019-04, Class MV
3.000%	02/25/59	10	10,106

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $201,038)			201,340

SOVEREIGN BONDS — 2.6%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	09/30/29	200	199,105

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes
9.500%	11/12/25			200	$234,014
Sr. Unsec’d. Notes, 144A, MTN
8.000%	11/26/29			200	213,260
9.125%	11/26/49			200	213,994
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
5.875%	01/11/28			195	91,863
6.875%	01/26/27			248	123,281
7.125%	07/06/36			500	240,226
Australia Government Bond (Australia),
Sr. Unsec’d. Notes, Series 25CI
3.000%	09/20/25		AUD	413	425,384
Benin Government International Bond (Benin),
Sr. Unsec’d. Notes, 144A
5.750%	03/26/26		EUR	100	116,691
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
4.750%	02/15/29			200	227,164
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.500%	05/30/29			300	318,181
4.750%	01/14/50			200	198,180
Canadian Government Real Return Bond (Canada),
Bonds, Series CPI
4.250%	12/01/26		CAD	432	422,528
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
5.000%	06/15/45			300	348,540
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes
7.000%	04/04/44			200	210,287
Sr. Unsec’d. Notes, 144A
6.125%	02/19/31			200	212,724
7.158%	03/12/45			200	213,021
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes, 144A
5.500%	04/04/23			300	330,962
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
5.500%	01/27/25			200	215,285
7.450%	04/30/44			100	120,622
Sr. Unsec’d. Notes, 144A
6.400%	06/05/49	(a)		200	219,154
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
7.875%	01/23/28			400	355,245
7.950%	06/20/24			250	237,247
8.875%	10/23/27			200	183,668
9.500%	03/27/30			200	186,510
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
6.588%	02/21/28			300	312,694
Sr. Unsec’d. Notes, 144A
5.577%	02/21/23			300	313,879
Sr. Unsec’d. Notes, 144A, MTN
6.125%	01/31/22			200	208,272

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
6.375%	04/11/31	EUR	100	$120,100
7.053%	01/15/32		200	209,367
7.600%	03/01/29		200	218,794
8.500%	01/31/47		200	221,991
Sr. Unsec’d. Notes, EMTN
7.600%	03/01/29		200	218,794
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes
7.625%	02/01/41		200	227,709
Sr. Unsec’d. Notes, 144A
7.125%	01/20/50		200	213,376
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes
5.375%	10/24/23		200	199,069
Export-Import Bank of India (India),
Sr. Unsec’d. Notes
3.375%	08/05/26		400	406,711
Sr. Unsec’d. Notes, EMTN
4.000%	01/14/23		250	259,169
Gabon Government International Bond (Gabon),
Bonds
6.375%	12/12/24		200	208,958
Ghana Government International Bond (Ghana),
Bank Gtd. Notes
10.750%	10/14/30		270	345,416
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes
4.900%	06/01/30		200	214,105
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	02/21/23		400	438,917
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.500%	01/11/28		200	208,933
Sr. Unsec’d. Notes, EMTN
4.625%	04/15/43		400	447,681
4.750%	01/08/26		200	222,359
Indonesia Treasury Bond (Indonesia),
Sr. Unsec’d. Notes, Series 068
8.375%	03/15/34	IDR	831,000	64,108
Sr. Unsec’d. Notes, Series 080
7.500%	06/15/35	IDR	926,000	66,882
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.250%	03/22/30	EUR	100	114,413
5.750%	12/31/32		171	171,000
6.125%	06/15/33		200	201,625
Sr. Unsec’d. Notes, 144A
6.875%	10/17/40	EUR	132	154,603
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
7.875%	07/28/45		200	270,003
8.000%	03/15/39		530	719,560
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, 144A, MTN
1.500%	09/30/34	EUR	200	228,370

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes, 144A
8.000%	05/22/32		200	$217,790
Magyar Export-Import Bank Zrt (Hungary),
Gov’t. Gtd. Notes
4.000%	01/30/20		200	200,225
Malaysia Government Bond (Malaysia),
Sr. Unsec’d. Notes, Series 0612
3.492%	03/31/20	MYR	688	168,501
Mexican Bonos (Mexico),
Sr. Unsec’d. Notes, Series M30
8.500%	11/18/38	MXN	800	48,248
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.500%	04/22/29		200	219,693
Montenegro Government International Bond (Montenegro),
Sr. Unsec’d. Notes, 144A
2.550%	10/03/29	EUR	113	125,661
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes
4.250%	12/11/22		200	211,029
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
7.696%	02/23/38		220	220,621
7.875%	02/16/32		200	207,457
Sr. Unsec’d. Notes, 144A
7.625%	11/21/25		220	242,597
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes
7.875%	03/31/36		100	103,315
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.160%	01/23/30		200	206,136
Sr. Unsec’d. Notes, 144A, GDN
3.750%	04/17/26		200	211,758
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes
5.000%	04/15/26		200	221,037
Sr. Unsec’d. Notes, 144A
5.400%	03/30/50		200	229,598
Province of Santa Fe (Argentina),
Sr. Unsec’d. Notes
7.000%	03/23/23		150	114,429
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.500%	04/23/28		300	343,540
Sr. Unsec’d. Notes, 144A
4.000%	03/14/29		200	223,093
4.817%	03/14/49		300	370,339
Republic of Azerbaijan International Bond (Azerbaijan),
Sr. Unsec’d. Notes
3.500%	09/01/32		500	491,177
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.850%	09/30/29		200	200,023
5.750%	09/30/49		200	194,481

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
4.625%	04/03/49	EUR	35	$48,483
Unsec’d. Notes, 144A, MTN
2.124%	07/16/31	EUR	161	184,492
Russian Federal Bond (Russia),
Bonds, Series 6224
6.900%	05/23/29	RUB	2,846	48,327
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
4.250%	06/23/27		400	436,886
4.750%	05/27/26		800	892,495
Sr. Unsec’d. Notes, 144A
5.100%	03/28/35		800	957,837
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
4.500%	04/17/30		200	227,211
Senegal Government International Bond (Senegal),
Unsec’d. Notes
6.250%	05/23/33		470	493,962
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes, 144A
1.500%	06/26/29	EUR	100	114,093
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
6.200%	05/11/27		350	328,185
Sr. Unsec’d. Notes, 144A
6.850%	03/14/24		200	202,789
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.250%	04/14/26		200	186,730
5.125%	02/17/28		300	286,974
5.600%	11/14/24		200	203,468
6.125%	10/24/28		200	202,315
6.350%	08/10/24		200	209,267
6.875%	03/17/36		258	265,891
7.250%	03/05/38		60	63,647
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
—%(p)	05/31/40		354	337,189
7.375%	09/25/32		200	213,170
7.750%	09/01/23		250	271,699
7.750%	09/01/25		475	518,411
7.750%	09/01/26		200	218,615
7.750%	09/01/27		300	328,678
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	01/23/31		203	226,937
4.975%	04/20/55		79	93,075
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes
4.800%	11/19/24		546	597,852

TOTAL SOVEREIGN BONDS (cost $24,753,581)				25,993,420

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.2%
Federal Home Loan Mortgage Corp.
3.000%	10/01/34		53	54,517

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	11/01/34	69	$70,756
3.000%	11/01/42	162	167,267
3.000%	11/01/46	522	534,422
3.000%	12/01/46	185	189,832
3.500%	04/01/32	103	108,262
3.500%	08/01/32	214	224,076
3.500%	07/01/42	46	47,976
3.500%	08/01/46	302	315,426
3.500%	05/01/49	30	30,976
4.000%	01/01/40	370	396,311
4.000%	01/01/50	100	104,031
4.500%	08/01/46	111	118,546
Federal National Mortgage Assoc.
2.500%	TBA	150	151,269
2.500%	TBA	600	605,358
3.000%	TBA	25	25,580
3.000%	TBA	50	51,214
3.000%	TBA	150	153,735
3.000%	TBA	850	861,951
3.000%	11/01/28	13	12,907
3.000%	09/01/32	252	259,161
3.000%	08/01/33	92	94,603
3.000%	09/01/34	71	73,022
3.000%	11/01/46	256	262,397
3.500%	TBA	534	549,382
3.500%	03/01/42	243	255,557
3.500%	03/01/46	26	26,581
3.500%	04/01/46	235	245,235
3.500%	06/01/46	530	553,012
3.500%	11/01/48	22	23,108
3.500%	01/01/50	125	128,610
4.000%	06/01/39	468	493,520
4.000%	03/01/45	251	271,407
4.000%	02/01/46	143	151,363
4.500%	TBA	225	236,907
5.000%	TBA	25	26,726
5.000%	11/01/33	70	77,201
5.000%	06/01/40	101	111,417
5.000%	10/01/41	142	156,682
Government National Mortgage Assoc.
3.000%	TBA	175	179,263
3.000%	TBA	550	564,900
3.000%	06/20/46	266	274,757
3.500%	TBA	330	340,131
3.500%	01/15/42	199	208,719
3.500%	04/20/46	111	115,473
3.500%	05/20/46	286	298,486
3.500%	08/20/49	49	51,234
3.500%	09/20/49	74	77,180
3.500%	10/20/49	50	51,606
3.500%	11/20/49	25	25,860
3.500%	12/20/49	100	103,658
4.000%	TBA	375	388,159
4.000%	06/20/49	205	212,782
4.000%	07/20/49	49	50,861
4.000%	09/20/49	49	50,767
4.000%	10/20/49	50	51,557
4.500%	04/20/49	238	249,803

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	05/20/49		70	$73,422
4.500%	07/20/49		49	51,460
5.000%	06/20/48		99	103,929

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $11,627,101)				11,744,310

U.S. TREASURY OBLIGATIONS — 5.1%
U.S. Treasury Bonds
2.875%	05/15/49		240	264,525
3.000%	02/15/48		1,891	2,125,336
3.500%	02/15/39		1,235	1,480,263
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	01/15/22		2,406	2,405,186
0.125%	04/15/22		4,233	4,227,603
0.375%	07/15/25		217	221,578
0.375%	07/15/27		1,141	1,165,357
0.500%	04/15/24		1,138	1,156,656
0.500%	01/15/28		625	641,718
0.625%	04/15/23		4,248	4,314,927
0.625%	01/15/24		827	845,051
0.625%	01/15/26	(k)	4,121	4,249,266
0.625%	02/15/43		335	339,304
0.750%	07/15/28		1,413	1,487,720
0.750%	02/15/42		4,390	4,568,677
0.750%	02/15/45		109	113,629
0.875%	01/15/29		1,347	1,432,278
1.000%	02/15/46		1,110	1,224,452
1.375%	02/15/44		221	260,891
1.750%	01/15/28		563	632,461
2.125%	02/15/40		575	752,859
2.375%	01/15/25		4,847	5,405,096
2.375%	01/15/27		676	780,991
2.500%	01/15/29		1,230	1,483,573
3.625%	04/15/28		2,272	2,908,109
3.875%	04/15/29		1,050	1,403,519
U.S. Treasury Notes
1.625%	11/30/20		1,795	1,794,439
2.375%	03/15/21		1,253	1,263,768
2.750%	05/31/23		820	849,917

TOTAL U.S. TREASURY OBLIGATIONS (cost $48,681,341)				49,799,149

TOTAL LONG-TERM INVESTMENTS (cost $785,956,018)				867,757,226

			Shares

SHORT-TERM INVESTMENTS — 17.2%

AFFILIATED MUTUAL FUNDS — 17.2%
PGIM Core Ultra Short Bond Fund(w)			117,207,542	117,207,542
PGIM Institutional Money Market Fund (cost $52,107,317; includes $52,015,915 of cash collateral for securities on loan)(b)(w)			52,099,323	52,109,743

TOTAL AFFILIATED MUTUAL FUNDS (cost $169,314,859)				169,317,285

Value

OPTION PURCHASED*~ — 0.0%
(cost $9,430)	$726

TOTAL SHORT-TERM INVESTMENTS (cost $169,324,289)	169,318,011

TOTAL INVESTMENTS — 105.3%
(cost $955,280,307)	1,037,075,237
Liabilities in excess of other assets(z) — (5.3)%	(52,214,858)

NET ASSETS — 100.0%	$984,860,379

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $761,225 and 0.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $50,942,068; cash collateral of $52,015,915 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(p)	Interest rate not available as of December 31, 2019.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay	Notional Amount (000)#	Value
CDX.NA.IG.33, 12/20/24 (cost $9,430)	Put	Goldman Sachs International	03/18/20	0.73%	CDX.NA.IG.33	(Q)	1.00%(Q)	2,300	$726

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
14	2 Year U.S. Treasury Notes	Mar. 2020	$3,017,000	$(2,289)
3	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	544,969	(21,053)
380	Mini MSCI EAFE Index	Mar. 2020	38,693,500	342,105
355	S&P 500 E-Mini Index	Mar. 2020	57,352,025	599,814

				918,577

Short Positions:
18	5 Year U.S. Treasury Notes	Mar. 2020	2,134,969	8,948
27	10 Year U.S. Ultra Treasury Notes	Mar. 2020	3,798,984	55,167

				64,115

				$982,692

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 02/04/20	Barclays Bank PLC	BRL 381	$89,158	$94,612	$5,454	$—
Expiring 02/04/20	Goldman Sachs International	BRL 198	47,177	49,169	1,992	—
Expiring 02/04/20	Goldman Sachs International	BRL 129	31,552	32,034	482	—
Expiring 02/04/20	Goldman Sachs International	BRL 105	25,558	26,074	516	—
Expiring 02/04/20	JPMorgan Chase Bank, N.A.	BRL 163	39,848	40,477	629	—
Chilean Peso,
Expiring 02/10/20	Barclays Bank PLC	CLP 32,437	42,418	43,158	740	—
Expiring 02/10/20	Barclays Bank PLC	CLP 18,575	23,744	24,715	971	—
Expiring 02/10/20	Goldman Sachs International	CLP 55,724	71,191	74,143	2,952	—
Expiring 02/10/20	Goldman Sachs International	CLP 11,182	14,709	14,878	169	—
Expiring 02/10/20	JPMorgan Chase Bank, N.A.	CLP 55,357	71,093	73,654	2,561	—
Expiring 02/10/20	JPMorgan Chase Bank, N.A.	CLP 11,296	14,834	15,030	196	—
Colombian Peso,
Expiring 01/21/20	Barclays Bank PLC	COP 116,554	34,803	35,429	626	—
Expiring 01/21/20	Barclays Bank PLC	COP 107,588	32,145	32,704	559	—
Expiring 01/21/20	Goldman Sachs International	COP 96,655	28,938	29,380	442	—
Expiring 03/03/20	Morgan Stanley Capital Services LLC	COP 158,128	48,136	47,976	—	(160)
Czech Koruna,
Expiring 01/13/20	JPMorgan Chase Bank, N.A.	CZK 1,535	66,813	67,712	899	—
Expiring 01/13/20	State Street Bank & Trust Company	CZK 1,047	44,644	46,185	1,541	—
Euro,
Expiring 02/28/20	BNP Paribas S.A.	EUR 95	105,424	106,475	1,051	—
Indian Rupee,
Expiring 01/30/20	JPMorgan Chase Bank, N.A.	INR 6,364	89,100	89,100	—	—
Expiring 01/30/20	JPMorgan Chase Bank, N.A.	INR 1,592	22,370	22,289	—	(81)

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Indonesian Rupiah,
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	IDR	521,670	$37,208	$37,669	$461	$—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	IDR	480,779	34,317	34,717	400	—
Expiring 02/18/20	Barclays Bank PLC	IDR	655,336	46,600	47,193	593	—
Kazakhstani Tenge,
Expiring 03/19/20	Barclays Bank PLC	KZT	18,970	48,504	48,812	308	—
Expiring 03/20/20	JPMorgan Chase Bank, N.A.	KZT	9,217	23,634	23,713	79	—
Expiring 03/20/20	JPMorgan Chase Bank, N.A.	KZT	8,654	22,189	22,264	75	—
Malaysian Ringgit,
Expiring 01/28/20	Barclays Bank PLC	MYR	371	89,809	90,889	1,080	—
Expiring 03/16/20	Barclays Bank PLC	MYR	297	71,601	72,720	1,119	—
Mexican Peso,
Expiring 02/28/20	BNP Paribas S.A.	MXN	1,364	71,227	71,509	282	—
Expiring 02/28/20	Goldman Sachs International	MXN	419	21,603	21,967	364	—
Russian Ruble,
Expiring 01/27/20	Goldman Sachs International	RUB	1,254	19,905	20,137	232	—
Expiring 01/27/20	JPMorgan Chase Bank, N.A.	RUB	3,237	51,375	51,980	605	—
Expiring 01/27/20	JPMorgan Chase Bank, N.A.	RUB	2,736	42,261	43,935	1,674	—
Expiring 02/12/20	JPMorgan Chase Bank, N.A.	RUB	3,013	47,074	48,288	1,214	—
Expiring 02/12/20	JPMorgan Chase Bank, N.A.	RUB	3,009	47,652	48,224	572	—
South Korean Won,
Expiring 01/17/20	Barclays Bank PLC	KRW	54,579	46,657	47,254	597	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	KRW	58,529	49,918	50,674	756	—
Expiring 03/16/20	Barclays Bank PLC	KRW	113,628	96,721	98,503	1,782	—
Expiring 03/16/20	JPMorgan Chase Bank, N.A.	KRW	28,407	24,205	24,626	421	—
Turkish Lira,
Expiring 02/28/20	BNP Paribas S.A.	TRY	196	33,150	32,465	—	(685)
Expiring 02/28/20	JPMorgan Chase Bank, N.A.	TRY	218	36,899	36,109	—	(790)
Expiring 02/28/20	Merrill Lynch International	TRY	413	69,804	68,408	—	(1,396)

				$1,975,968	$2,007,250	34,394	(3,112)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 02/28/20	Merrill Lynch International	AUD	612	$418,479	$430,144	$—	$(11,665)
Brazilian Real,
Expiring 02/04/20	JPMorgan Chase Bank, N.A.	BRL	194	45,733	48,175	—	(2,442)
Canadian Dollar,
Expiring 02/28/20	JPMorgan Chase Bank, N.A.	CAD	563	425,598	433,704	—	(8,106)
Chilean Peso,
Expiring 02/10/20	Barclays Bank PLC	CLP	57,894	77,018	77,030	—	(12)
Hong Kong Dollar,
Expiring 01/02/20	Morgan Stanley Capital Services LLC	HKD	87	11,164	11,158	6	—
Indian Rupee,
Expiring 01/30/20	Barclays Bank PLC	INR	1,401	19,252	19,615	—	(363)
Indonesian Rupiah,
Expiring 01/15/20	Barclays Bank PLC	IDR	664,534	46,690	47,996	—	(1,306)
Japanese Yen,
Expiring 01/06/20	State Street Bank & Trust Company	JPY	150,000	1,384,144	1,381,007	3,137	—
Malaysian Ringgit,
Expiring 01/28/20	Barclays Bank PLC	MYR	189	45,488	46,302	—	(814)
New Zealand Dollar,
Expiring 02/28/20	Citibank, N.A.	NZD	0	319	328	—	(9)

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Turkish Lira,
Expiring 02/28/20	BNP Paribas S.A.	TRY	195	$32,572	$32,299	$273	$—
Expiring 02/28/20	JPMorgan Chase Bank, N.A.	TRY	407	67,419	67,414	5	—
Expiring 02/28/20	JPMorgan Chase Bank, N.A.	TRY	224	37,410	37,103	307	—

				$2,611,286	$2,632,275	3,728	(24,717)

						$38,122	$(27,829)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Bank of America	$—	$46,401
Goldman Sachs & Co. LLC	—	3,871,869

Total	$—	$3,918,270

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$505,568,885	$167,084,000	$761,225
Exchange-Traded Funds	5,310,144	—	—
Asset-Backed Securities
Automobiles	—	956,767	—
Collateralized Loan Obligations	—	3,178,848	—
Equipment	—	297,404	—
Other	—	174,373	—
Small Business Loan	—	117,416	—
Bank Loans	—	578,969	—
Commercial Mortgage-Backed Securities	—	7,044,892	—
Corporate Bonds	—	87,828,251	—
Municipal Bonds	—	1,117,833	—
Residential Mortgage-Backed Securities	—	201,340	—
Sovereign Bonds	—	25,993,420	—
U.S. Government Agency Obligations	—	11,744,310	—
U.S. Treasury Obligations	—	49,799,149	—
Affiliated Mutual Funds	169,317,285	—	—
Option Purchased	—	726	—

Total	$680,196,314	$356,117,698	$761,225

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$1,006,034	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	38,122	—

Total	$1,006,034	$38,122	$—

Liabilities
Futures Contracts	$(23,342)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(27,829)	—

Total	$(23,342)	$(27,829)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (5.3% represents investments purchased with collateral from securities on loan)	17.2%
Equity Real Estate Investment Trusts (REITs)	5.6
Banks	5.2
U.S. Treasury Obligations	5.1
IT Services	4.9
Software	4.0
Insurance	2.9
Chemicals	2.7
Health Care Equipment & Supplies	2.7
Capital Markets	2.7
Sovereign Bonds	2.6
Pharmaceuticals	2.6
Oil, Gas & Consumable Fuels	2.0
Interactive Media & Services	1.8
Semiconductors & Semiconductor Equipment	1.7
Machinery	1.6
Professional Services	1.6
Media	1.6
Food Products	1.5
Life Sciences Tools & Services	1.5
Electric Utilities	1.4
Hotels, Restaurants & Leisure	1.3
Real Estate Management & Development	1.3
Electrical Equipment	1.3
Textiles, Apparel & Luxury Goods	1.2
U.S. Government Agency Obligations	1.2
Aerospace & Defense	1.2
Internet & Direct Marketing Retail	1.1
Electronic Equipment, Instruments & Components	1.0
Entertainment	1.0
Specialty Retail	0.9
Health Care Providers & Services	0.8
Building Products	0.8
Beverages	0.7
Road & Rail	0.7
Electric	0.7
Commercial Mortgage-Backed Securities	0.7
Industrial Conglomerates	0.7
Commercial Services & Supplies	0.6

Oil & Gas	0.6%
Technology Hardware, Storage & Peripherals	0.6
Diversified Financial Services	0.6
Exchange-Traded Funds	0.5
Multi-Utilities	0.5
Household Products	0.5
Tobacco	0.5
Wireless Telecommunication Services	0.5
Diversified Consumer Services	0.4
Multiline Retail	0.4
Construction Materials	0.4
Healthcare-Services	0.4
Pipelines	0.4
Trading Companies & Distributors	0.4
Food & Staples Retailing	0.4
Personal Products	0.4
Auto Components	0.3
Telecommunications	0.3
Collateralized Loan Obligations	0.3
Consumer Finance	0.3
Household Durables	0.3
Real Estate Investment Trusts (REITs)	0.3
Containers & Packaging	0.3
Biotechnology	0.2
Diversified Telecommunication Services	0.2
Foods	0.2
Retail	0.2
Energy Equipment & Services	0.2
Packaging & Containers	0.2
Gas Utilities	0.2
Distributors	0.2
Communications Equipment	0.2
Automobiles	0.2
Commercial Services	0.2
Distribution/Wholesale	0.2
Airlines	0.2
Internet	0.2
Auto Manufacturers	0.2
Mining	0.2
Building Materials	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):

Healthcare-Products	0.1%
Leisure Products	0.1
Engineering & Construction	0.1
Lodging	0.1
Municipal Bonds	0.1
Transportation	0.1
Health Care Technology	0.1
Machinery-Diversified	0.1
Transportation Infrastructure	0.1
Energy-Alternate Sources	0.1
Gas	0.1
Computers	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Semiconductors	0.1
Construction & Engineering	0.1
Metals & Mining	0.1
Independent Power & Renewable Electricity Producers	0.1
Home Builders	0.1
Environmental Control	0.1
Miscellaneous Manufacturing	0.1
Electronics	0.1
Equipment	0.1
Electrical Components & Equipment	0.0	*
Forest Products & Paper	0.0	*
Air Freight & Logistics	0.0	*
Investment Companies	0.0	*
Metal Fabricate/Hardware	0.0	*
Household Products/Wares	0.0	*

Paper & Forest Products	0.0	*%
Agriculture	0.0	*
Auto Parts & Equipment	0.0	*
Iron/Steel	0.0	*
Machinery-Construction & Mining	0.0	*
Toys/Games/Hobbies	0.0	*
Water	0.0	*
Multi-National	0.0	*
Residential Mortgage-Backed Securities	0.0	*
Office/Business Equipment	0.0	*
Other	0.0	*
Hand/Machine Tools	0.0	*
Oil & Gas Services	0.0	*
Real Estate	0.0	*
Cosmetics/Personal Care	0.0	*
Small Business Loan	0.0	*
Advertising	0.0	*
Leisure Time	0.0	*
Coal	0.0	*
Option Purchased	0.0	*

	105.3
Liabilities in excess of other assets	(5.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unaffiliated investments	$726		—	$—
Equity contracts	Due from/to broker-variation margin futures	941,919	*	—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	38,122		Unrealized depreciation on OTC forward foreign currency exchange contracts	27,829
Interest rate contracts	Due from/to broker-variation margin futures	64,115	*	Due from/to broker-variation margin futures	23,342	*

		$1,044,882			$51,171

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Forward Currency Exchange Contracts
Credit contracts	$(7,340)	$—	$—
Equity contracts	—	15,023,278	—
Foreign exchange contracts	—	—	(131,304)
Interest rate contracts	(39,386)	(210,949)	—

Total	$(46,726)	$14,812,329	$(131,304)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Forward Currency Exchange Contracts
Credit contracts	$(8,704)	$—	$—
Equity contracts	—	368,592	—
Foreign exchange contracts	—	—	10,293
Interest rate contracts	—	(6,742)	—

Total	$(8,704)	$361,850	$10,293

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts— Long Positions(2)		Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)
$13,060	$83,986,493		$3,402,458	$1,467,123

		Forward Foreign Currency Exchange Contracts—Sold(3)
		$4,523,434

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$50,942,068	$(50,942,068)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Barclays Bank PLC	$13,829	$(2,495)	$11,334	$—	$11,334
BNP Paribas S.A.	1,606	(685)	921	—	921
Citibank, N.A.	—	(9)	(9)	—	(9)
Goldman Sachs International	7,875	—	7,875	—	7,875
JPMorgan Chase Bank, N.A.	10,854	(11,419)	(565)	—	(565)
Merrill Lynch International	—	(13,061)	(13,061)	—	(13,061)
Morgan Stanley Capital Services LLC	6	(160)	(154)	—	(154)
State Street Bank & Trust Company	4,678	—	4,678	—	4,678

	$38,848	$(27,829)	$11,019	$—	$11,019

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST MFS GROWTH ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $50,942,068:
Unaffiliated investments (cost $785,965,448)	$867,757,952
Affiliated investments (cost $169,314,859)	169,317,285
Foreign currency, at value (cost $1,385,843)	1,387,861
Cash	4,011
Dividends and interest receivable	2,688,287
Receivable for investments sold	738,836
Tax reclaim receivable	575,885
Receivable for Portfolio shares sold	458,580
Due from broker-variation margin futures	332,725
Unrealized appreciation on OTC forward foreign currency exchange contracts	38,122
Receivable from affiliate	5,521
Prepaid expenses and other assets	13,886

Total Assets	1,043,318,951

LIABILITIES
Payable to broker for collateral for securities on loan	52,015,915
Payable for investments purchased	5,588,568
Management fee payable	299,361
Accrued expenses and other liabilities	241,263
Payable to affiliate	190,538
Payable for Portfolio shares repurchased	54,299
Distribution fee payable	40,442
Unrealized depreciation on OTC forward foreign currency exchange contracts	27,829
Affiliated transfer agent fee payable	357

Total Liabilities	58,458,572

NET ASSETS	$984,860,379

Net assets were comprised of:
Partners’ Equity	$984,860,379

Net asset value and redemption price per share, $984,860,379 / 56,543,173 outstanding shares of beneficial interest	$17.42

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $545,188 foreign withholding tax, of which $77,416 is reimbursable by an affiliate)	$11,405,807
Interest income (net of $575 foreign withholding tax)	7,299,812
Affiliated dividend income	2,569,812
Income from securities lending, net (including affiliated income of $87,798)	126,553

Total income	21,401,984

EXPENSES
Management fee	5,761,539
Distribution fee	2,148,099
Custodian and accounting fees	364,872
Audit fee	47,109
Trustees’ fees	19,480
Legal fees and expenses	14,826
Shareholders’ reports	11,999
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	41,288

Total expenses	8,416,220
Less: Fee waiver and/or expense reimbursement	(111,701)

Net expenses	8,304,519

NET INVESTMENT INCOME (LOSS)	13,097,465

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $4,583) (net of foreign capital gains taxes $337)	60,548,176
Futures transactions	14,812,329
Forward currency contract transactions	(131,304)
Foreign currency transactions	(16,411)

75,212,790

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $5,084)	82,998,072
Futures	361,850
Forward currency contracts	10,293
Foreign currencies	15,105

83,385,320

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	158,598,110

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$171,695,575

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$13,097,465	$12,407,816
Net realized gain (loss) on investment and foreign currency transactions	75,212,790	27,481,299
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	83,385,320	(110,358,557)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	171,695,575	(70,469,442)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [9,390,729 and 3,337,247 shares, respectively]	147,372,303	50,672,528
Portfolio shares repurchased [1,970,846 and 10,537,647 shares, respectively]	(31,372,052)	(154,346,248)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	116,000,251	(103,673,720)

CAPITAL CONTRIBUTIONS	5,567	73,908

TOTAL INCREASE (DECREASE)	287,701,393	(174,069,254)
NET ASSETS:
Beginning of year	697,158,986	871,228,240

End of year	$984,860,379	$697,158,986

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 89.9%
COMMON STOCKS — 54.7%	Shares	Value
Aerospace & Defense — 1.0%
Aerojet Rocketdyne Holdings, Inc.*(a)	41,900	$1,913,154
Axon Enterprise, Inc.*(a)	46,572	3,412,796
Boeing Co. (The)	188,078	61,268,289
BWX Technologies, Inc.(a)	64,200	3,985,536
Cubic Corp.	26,100	1,659,177
HEICO Corp. (Class A Stock)	32,025	2,867,198
L3Harris Technologies, Inc.	81,330	16,092,767
Meggitt PLC (United Kingdom)	2,221,775	19,357,841
Northrop Grumman Corp.	63,944	21,994,818
Teledyne Technologies, Inc.*	5,600	1,940,624
Textron, Inc.	259,043	11,553,318
Triumph Group, Inc.(a)	105,300	2,660,931
United Technologies Corp.	30,838	4,618,299

		153,324,748

Air Freight & Logistics — 0.2%
United Parcel Service, Inc. (Class B Stock)	254,270	29,764,846

Airlines — 0.1%
Alaska Air Group, Inc.(a)	99,859	6,765,447
Allegiant Travel Co.(a)	12,200	2,123,288
Hawaiian Holdings, Inc.(a)	80,100	2,346,129
United Airlines Holdings, Inc.*	114,790	10,111,851

		21,346,715

Auto Components — 0.5%
Aisin Seiki Co. Ltd. (Japan)	171,500	6,363,864
Aptiv PLC.	143,429	13,621,452
Autoliv, Inc. (Sweden), SDR	107,716	9,063,087
Gentherm, Inc.*	80,700	3,582,273
Magna International, Inc. (Canada)	561,921	30,815,748
Stanley Electric Co. Ltd. (Japan)	322,000	9,331,448
Sumitomo Rubber Industries Ltd. (Japan)	367,700	4,480,454
Veoneer, Inc. (Sweden)*(a)	99,400	1,552,628

		78,810,954

Automobiles — 0.5%
Ferrari NV (Italy)(a)	86,990	14,400,325
Honda Motor Co. Ltd. (Japan)	209,000	5,915,973
Suzuki Motor Corp. (Japan)	226,800	9,449,597
Tesla, Inc.*(a)	29,200	12,215,236
Toyota Motor Corp. (Japan)	371,600	26,194,008

		68,175,139

Banks — 3.7%
ABN AMRO Bank NV (Netherlands), 144A, CVA	595,519	10,856,277
Ameris Bancorp	63,800	2,714,052
Australia & New Zealand Banking Group Ltd. (Australia)	656,624	11,354,595
Bank of America Corp.	119,259	4,200,302
BankUnited, Inc.	107,300	3,922,888
Barclays PLC (United Kingdom), ADR(a)	233,506	2,222,977
BNP Paribas SA (France)	360,997	21,460,797
BOK Financial Corp.	16,403	1,433,622

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Bridge Bancorp, Inc.	58,300	$1,954,799
CenterState Bank Corp.	72,410	1,808,802
Citigroup, Inc.	554,100	44,267,049
Commerzbank AG (Germany)	343,744	2,133,382
Danske Bank A/S (Denmark)	478,447	7,743,727
DBS Group Holdings Ltd. (Singapore)	499,962	9,629,017
DNB ASA (Norway)	1,008,386	18,849,922
East West Bancorp, Inc.	65,200	3,175,240
Erste Group Bank AG (Austria)*	141,338	5,351,072
Fifth Third Bancorp	955,247	29,364,293
First Republic Bank(a)	140,747	16,530,735
Hilltop Holdings, Inc.	108,100	2,694,933
Home BancShares, Inc.	153,536	3,018,518
ING Groep NV (Netherlands)	1,414,554	16,997,505
Intesa Sanpaolo SpA (Italy)	3,382,425	8,905,557
JPMorgan Chase & Co.	684,223	95,380,686
Lloyds Banking Group PLC (United Kingdom)	18,963,725	15,742,975
Mitsubishi UFJ Financial Group, Inc. (Japan)	2,826,400	15,288,139
National Bank Holdings Corp. (Class A Stock)	61,000	2,148,420
National Bank of Canada (Canada)	284,400	15,786,494
Pinnacle Financial Partners, Inc.	63,168	4,042,752
PNC Financial Services Group, Inc. (The)	150,393	24,007,235
Popular, Inc. (Puerto Rico)	80,700	4,741,125
Prosperity Bancshares, Inc.(a)	43,110	3,099,178
Seacoast Banking Corp. of Florida*	82,000	2,506,740
Signature Bank	34,000	4,644,740
South State Corp.(a)	5,700	494,475
Standard Chartered PLC (United Kingdom)	1,058,947	10,000,719
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	242,381	9,581,545
SVB Financial Group*	39,826	9,997,919
Svenska Handelsbanken AB (Sweden) (Class A Stock)	1,619,401	17,431,512
Texas Capital Bancshares, Inc.*	35,660	2,024,418
Towne Bank	112,200	3,121,404
United Overseas Bank Ltd. (Singapore)	717,000	14,123,640
Webster Financial Corp.	58,100	3,100,216
Wells Fargo & Co.	1,177,018	63,323,568
Westamerica Bancorporation(a)	17,900	1,213,083
Western Alliance Bancorp	90,200	5,141,400

		557,532,444

Beverages — 0.8%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	17,000	6,423,450
Coca-Cola Co. (The)	440,680	24,391,638
Diageo PLC (United Kingdom)	434,894	18,477,484
Keurig Dr. Pepper, Inc.(a)	242,309	7,014,846
Kirin Holdings Co. Ltd. (Japan)	320,300	6,990,569
Monster Beverage Corp.*	267,600	17,005,980
PepsiCo, Inc.	331,118	45,253,897

		125,557,864

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Biotechnology — 1.3%
AbbVie, Inc.	584,740	$51,772,880
Acceleron Pharma, Inc.*	100,900	5,349,718
Agios Pharmaceuticals, Inc.*(a)	45,100	2,153,525
Aimmune Therapeutics, Inc.*(a)	137,200	4,592,084
Alexion Pharmaceuticals, Inc.*	71,040	7,682,976
Alkermes PLC*	89,500	1,825,800
Amgen, Inc.	122,993	29,649,922
Ascendis Pharma A/S (Denmark), ADR*(a)	31,400	4,368,368
Biogen, Inc.*	33,054	9,808,113
BioMarin Pharmaceutical, Inc.*(a)	90,634	7,663,105
Calyxt, Inc.*	59,150	414,641
CSL Ltd. (Australia)	38,473	7,449,846
Exact Sciences Corp.*	45,200	4,180,096
Exelixis, Inc.*	205,400	3,619,148
Gilead Sciences, Inc.	160,111	10,404,013
Homology Medicines, Inc.*(a)	60,814	1,258,850
Immunomedics, Inc.*	104,600	2,213,336
Incyte Corp.*	28,302	2,471,331
Insmed, Inc.*(a)	61,258	1,462,841
Ironwood Pharmaceuticals, Inc.*	142,000	1,890,020
Neurocrine Biosciences, Inc.*	56,200	6,040,938
Regeneron Pharmaceuticals, Inc.*	5,458	2,049,370
Sage Therapeutics, Inc.*(a)	34,400	2,483,336
Seattle Genetics, Inc.*	42,200	4,821,772
Ultragenyx Pharmaceutical, Inc.*(a)	37,700	1,610,167
United Therapeutics Corp.*	13,000	1,145,040
Vertex Pharmaceuticals, Inc.*	97,599	21,369,301
Xencor, Inc.*(a)	11,000	378,290

		200,128,827

Building Products — 0.0%
Armstrong World Industries, Inc.	32,300	3,035,231
Insteel Industries, Inc.	43,500	934,815
Quanex Building Products Corp.	124,900	2,133,292

		6,103,338

Capital Markets — 1.1%
Ameriprise Financial, Inc.	18,841	3,138,534
Blackstone Group, Inc. (The) (Class A Stock)(a)	36,700	2,052,998
Cboe Global Markets, Inc.	43,931	5,271,720
Charles Schwab Corp. (The)	247,735	11,782,277
Close Brothers Group PLC (United Kingdom)	129,045	2,738,018
CME Group, Inc.	108,129	21,703,653
E*TRADE Financial Corp.	177,207	8,039,882
FactSet Research Systems, Inc.	20,700	5,553,810
GAM Holding AG (Switzerland)*	371,327	1,076,160
Goldman Sachs Group, Inc. (The)	24,325	5,593,047
Intercontinental Exchange, Inc.	137,506	12,726,180
Janus Henderson Group PLC (United Kingdom)(a)	59,277	1,449,323
KKR & Co., Inc. (Class A Stock)	333,599	9,731,083
Macquarie Group Ltd. (Australia)	155,398	15,037,766
Morgan Stanley	329,402	16,839,030
Raymond James Financial, Inc.	75,225	6,729,628
S&P Global, Inc.	18,207	4,971,421
State Street Corp.	100,550	7,953,505

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
TD Ameritrade Holding Corp.	357,591	$17,772,273
Tradeweb Markets, Inc. (Class A Stock)	112,161	5,198,662

		165,358,970

Chemicals — 1.5%
AgroFresh Solutions, Inc.*(a)	48,977	126,361
Air Liquide SA (France)	101,526	14,387,503
Air Products & Chemicals, Inc.	62,350	14,651,626
Akzo Nobel NV (Netherlands)	5,233	532,268
Asahi Kasei Corp. (Japan)	1,258,500	14,154,848
Axalta Coating Systems Ltd.*	127,200	3,866,880
BASF SE (Germany)	178,205	13,516,692
Cabot Corp.	30,900	1,468,368
CF Industries Holdings, Inc.	120,208	5,738,730
Covestro AG (Germany), 144A	165,329	7,735,774
Croda International PLC (United Kingdom)	8,603	583,447
Dow, Inc.	76,279	4,174,750
DuPont de Nemours, Inc.	282,809	18,156,338
Eastman Chemical Co.	92,884	7,361,986
GCP Applied Technologies, Inc.*	111,600	2,534,436
Incitec Pivot Ltd. (Australia)	101,586	226,833
International Flavors & Fragrances, Inc.(a)	27,497	3,547,663
Johnson Matthey PLC (United Kingdom)	355,752	14,222,612
Koninklijke DSM NV (Netherlands)	5,942	774,500
Linde PLC (United Kingdom)	171,774	36,570,685
Minerals Technologies, Inc.	26,100	1,504,143
Orion Engineered Carbons SA (Luxembourg)	5,600	108,080
PPG Industries, Inc.	84,917	11,335,570
Quaker Chemical Corp.	2,506	412,287
RPM International, Inc.	145,000	11,130,200
Sherwin-Williams Co. (The)	12,891	7,522,414
Symrise AG (Germany)	4,378	462,124
Tosoh Corp. (Japan)	143,300	2,211,114
Umicore SA (Belgium)	274,393	13,370,017
Valvoline, Inc.	123,831	2,651,222
Victrex PLC (United Kingdom)	8,880	293,320
Westlake Chemical Corp.	113,338	7,950,661
Yara International ASA (Norway)	8,538	358,609

		223,642,061

Commercial Services & Supplies — 0.1%
HNI Corp.	46,600	1,745,636
IAA, Inc.*	22,200	1,044,732
KAR Auction Services, Inc.(a)	22,200	483,738
Mobile Mini, Inc.	72,850	2,761,743
Waste Connections, Inc.	126,269	11,463,963

		17,499,812

Communications Equipment — 0.5%
Cisco Systems, Inc.	940,234	45,093,623
Juniper Networks, Inc.	171,065	4,213,331
Lumentum Holdings, Inc.*(a)	31,500	2,497,950
Motorola Solutions, Inc.	81,092	13,067,165

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Communications Equipment (continued)
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	1,841,788	$16,037,167

		80,909,236

Construction & Engineering — 0.0%
Aegion Corp.*	60,600	1,355,622
Jacobs Engineering Group, Inc.	5,045	453,192
Valmont Industries, Inc.	20,400	3,055,512

		4,864,326

Consumer Finance — 0.3%
Ally Financial, Inc.	579,520	17,710,131
Capital One Financial Corp.	170,022	17,496,964
SLM Corp.	422,400	3,763,584

		38,970,679

Containers & Packaging — 0.2%
Amcor PLC, CDI	788,100	8,626,540
Avery Dennison Corp.	67,774	8,866,195
Ball Corp.	11,980	774,746
Graphic Packaging Holding Co.	143,400	2,387,610
International Paper Co.	101,913	4,693,094
Myers Industries, Inc.	143,800	2,398,584
Packaging Corp. of America(a)	18,901	2,116,723
Sealed Air Corp.	79,949	3,184,369

		33,047,861

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.*	30,700	4,613,903
frontdoor, Inc.*	44,800	2,124,416
Service Corp. International	98,330	4,526,130
ServiceMaster Global Holdings, Inc.*	80,400	3,108,264

		14,372,713

Diversified Financial Services — 0.8%
AXA Equitable Holdings, Inc.	827,151	20,496,802
Berkshire Hathaway, Inc. (Class B Stock)*	264,736	59,962,704
Challenger Ltd. (Australia)	1,562,363	8,887,248
Element Fleet Management Corp. (Canada)(a)	1,638,990	13,997,458
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	1,131,000	7,278,207
Voya Financial, Inc.	210,619	12,843,547
XP, Inc. (Brazil) (Class A Stock)*(a)	56,425	2,173,491

		125,639,457

Diversified Telecommunication Services — 1.0%
AT&T, Inc.	1,156,585	45,199,342
GCI Liberty, Inc. (Class A Stock)*	69,600	4,931,160
KT Corp. (South Korea)	219,551	5,117,759
Nippon Telegraph & Telephone Corp. (Japan)	1,482,400	37,634,966
Telecom Italia SpA (Italy), RSP	8,838,988	5,425,350
Telefonica Deutschland Holding AG (Germany)	3,069,060	8,926,232
Telstra Corp. Ltd. (Australia)	1,240,140	3,081,171
Verizon Communications, Inc.	497,912	30,571,797

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services (continued)
Zayo Group Holdings, Inc.*	74,600	$2,584,890

		143,472,667

Electric Utilities — 0.8%
American Electric Power Co., Inc.	69,162	6,536,501
Edison International	195,981	14,778,927
Entergy Corp.	65,288	7,821,502
Eversource Energy	140,065	11,915,330
NextEra Energy, Inc.	204,019	49,405,241
OGE Energy Corp.	99,900	4,442,553
PNM Resources, Inc.	81,800	4,148,078
Southern Co. (The)	265,030	16,882,411
Xcel Energy, Inc.	8,200	520,618

		116,451,161

Electrical Equipment — 0.6%
ABB Ltd. (Switzerland)	695,093	16,816,965
AMETEK, Inc.	48,607	4,848,062
Hubbell, Inc.	36,994	5,468,453
Legrand SA (France)	112,104	9,145,675
Melrose Industries PLC (United Kingdom)	4,752,449	15,208,620
Mitsubishi Electric Corp. (Japan)	1,513,000	20,565,621
Prysmian SpA (Italy)	415,088	10,028,211
Schneider Electric SE (France)	4,122	423,544
Sensata Technologies Holding PLC*(a)	77,900	4,196,473

		86,701,624

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp. (Class A Stock)	247,965	26,837,252
AVX Corp.	122,800	2,513,716
Belden, Inc.	47,250	2,598,750
CDW Corp.	76,797	10,969,684
Cognex Corp.	58,800	3,295,152
Coherent, Inc.*	19,200	3,193,920
FLIR Systems, Inc.	64,926	3,380,697
Hamamatsu Photonics KK (Japan)	192,300	7,866,774
Keysight Technologies, Inc.*	23,888	2,451,625
Largan Precision Co. Ltd. (Taiwan)	53,000	8,875,209
Littelfuse, Inc.	12,097	2,314,156
Murata Manufacturing Co. Ltd. (Japan)	186,000	11,414,625
National Instruments Corp.	56,270	2,382,472
Omron Corp. (Japan)	161,700	9,392,087

		97,486,119

Energy Equipment & Services — 0.3%
Dril-Quip, Inc.*(a)	53,168	2,494,111
Halliburton Co.(a)	595,485	14,571,518
NexTier Oilfield Solutions, Inc.*	271,100	1,816,370
Schlumberger Ltd.	183,498	7,376,620
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	4,118	233,926
Tenaris SA (Luxembourg)	39,115	441,781
Tidewater, Inc.*	56,965	1,098,285
Worley Ltd. (Australia)	971,532	10,535,942

		38,568,553

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Entertainment — 0.6%
Activision Blizzard, Inc.	91,452	$5,434,078
Electronic Arts, Inc.*	125,804	13,525,188
Liberty Media Corp.-Liberty Formula One (Class C Stock)*	82,103	3,773,864
Netflix, Inc.*	111,974	36,231,427
Walt Disney Co. (The)	228,547	33,054,753
Zynga, Inc. (Class A Stock)*	582,300	3,563,676

		95,582,986

Equity Real Estate Investment Trusts (REITs) — 1.7%
Acadia Realty Trust	95,571	2,478,156
Alexander & Baldwin, Inc.	132,337	2,773,784
Alexandria Real Estate Equities, Inc.	11,564	1,868,511
Allied Properties Real Estate Investment Trust (Canada)	11,600	465,143
American Campus Communities, Inc.	33,046	1,554,153
American Tower Corp.	56,833	13,061,360
AvalonBay Communities, Inc.	77,485	16,248,604
Boston Properties, Inc.	5,269	726,384
Camden Property Trust	51,885	5,504,998
Canadian Apartment Properties REIT (Canada)	13,154	536,979
CapitaLand Mall Trust (Singapore)	75,200	137,540
Cedar Realty Trust, Inc.	158,207	466,711
Charter Hall Retail REIT (Australia)	47,194	141,361
Concentradora Fibra Danhos SA de CV (Mexico)	246,600	374,318
Crown Castle International Corp.	24,140	3,431,501
CubeSmart.	132,856	4,182,307
CyrusOne, Inc.	4,182	273,628
Derwent London PLC (United Kingdom)	13,276	705,336
Dexus (Australia)	46,000	379,078
Digital Realty Trust, Inc.(a)	7,975	954,926
Douglas Emmett, Inc.	101,956	4,475,868
EastGroup Properties, Inc.	28,192	3,740,233
EPR Properties	983	69,439
Equinix, Inc.	11,864	6,925,017
Equity Commonwealth	134,400	4,412,352
Equity LifeStyle Properties, Inc.	10,800	760,212
Equity Residential	156,849	12,692,221
Essex Property Trust, Inc.	8,713	2,621,393
Federal Realty Investment Trust	8,415	1,083,263
First Industrial Realty Trust, Inc.	58,300	2,420,033
Gecina SA (France)	2,882	516,182
Goodman Group (Australia)	64,353	605,506
Great Portland Estates PLC (United Kingdom)	870,679	9,913,514
Healthcare Realty Trust, Inc.	59,742	1,993,591
Healthcare Trust of America, Inc. (Class A Stock)(a)	55,539	1,681,721
Highwoods Properties, Inc.	11,500	562,465
Hoshino Resorts REIT, Inc. (Japan)	44	227,179
Host Hotels & Resorts, Inc.	47,881	888,193
Hudson Pacific Properties, Inc.	19,036	716,705
Inmobiliaria Colonial Socimi SA (Spain)	47,132	601,495
JBG SMITH Properties	152,910	6,099,580
Kilroy Realty Corp.	10,941	917,950
Macerich Co. (The)(a)	49,933	1,344,196

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Mapletree Industrial Trust (Singapore)	309,000	$597,629
Mitsui Fudosan Logistics Park, Inc. (Japan)	129	572,729
Mori Hills REIT Investment Corp. (Japan)	220	365,380
National Retail Properties, Inc.	2,151	115,337
Nippon Accommodations Fund, Inc. (Japan)	96	605,840
Nippon Prologis REIT, Inc. (Japan)	248	630,812
Paramount Group, Inc.	227,200	3,162,624
Pebblebrook Hotel Trust	60,184	1,613,533
PotlatchDeltic Corp.	62,103	2,687,197
Prologis, Inc.	318,236	28,367,557
PS Business Parks, Inc.	16,151	2,662,815
Public Storage	52,538	11,188,492
Rayonier, Inc.	151,600	4,966,416
Realty Income Corp.	3,993	294,005
Regency Centers Corp.	97,565	6,155,376
Rexford Industrial Realty, Inc.	67,969	3,104,144
Saul Centers, Inc.	22,800	1,203,384
Scentre Group (Australia)	2,710,026	7,312,340
Shaftesbury PLC (United Kingdom)	16,814	210,207
Simon Property Group, Inc.	46,389	6,910,105
SL Green Realty Corp.	75,525	6,939,237
SOSiLA Logistics REIT, Inc. (Japan)*	17	18,775
Spirit Realty Capital, Inc.	1,062	52,229
Sunstone Hotel Investors, Inc.	74,477	1,036,720
Taubman Centers, Inc.	43,200	1,343,088
Terreno Realty Corp.	86,407	4,678,075
Unibail-Rodamco-Westfield (France)	43,301	6,836,586
UNITE Group PLC (The) (United Kingdom)	37,727	630,251
Urban Edge Properties	22,959	440,354
Urstadt Biddle Properties, Inc. (Class A Stock)(a)	73,350	1,822,014
VEREIT, Inc.	466,209	4,307,771
Vornado Realty Trust	72,866	4,845,589
Washington Real Estate Investment Trust	87,700	2,559,086
Weingarten Realty Investors	69,330	2,165,869
Weyerhaeuser Co.	333,840	10,081,968
WP Carey, Inc.	15,757	1,261,190

		253,277,810

Food & Staples Retailing — 0.5%
Casey’s General Stores, Inc.	35,400	5,628,246
Costco Wholesale Corp.	88,663	26,059,829
Seven&iHoldingsCo. Ltd.(Japan)	398,500	14,615,434
Sprouts Farmers Market, Inc.*	108,100	2,091,735
Walmart, Inc.	173,051	20,565,381
Welcia Holdings Co. Ltd. (Japan)	98,800	6,286,432

		75,247,057

Food Products — 1.0%
Bunge Ltd.	62,000	3,568,100
Campbell Soup Co.(a)	150,024	7,414,186
Conagra Brands, Inc.(a)	583,479	19,978,321
Flowers Foods, Inc.(a)	63,000	1,369,620

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Mondelez International, Inc. (Class A Stock)	456,014	$25,117,251
Mriya Agro Holding PLC (Ukraine)*^	1,223	16
Mriya Recovery Certificates (Ukraine)^	1,359,527	15,250
Nestle SA (Switzerland)	612,885	66,346,893
Post Holdings, Inc.*	38,500	4,200,350
Sanderson Farms, Inc.	3,900	687,258
TreeHouse Foods, Inc.*(a)	61,100	2,963,350
Tyson Foods, Inc. (Class A Stock)	134,907	12,281,933
Wilmar International Ltd. (Singapore)	3,430,100	10,515,683

		154,458,211

Gas Utilities — 0.2%
Atmos Energy Corp.	71,202	7,964,656
Beijing Enterprises Holdings Ltd. (China)	1,370,000	6,299,269
Chesapeake Utilities Corp.	33,220	3,183,473
ONE Gas, Inc.	41,500	3,883,155
Southwest Gas Holdings, Inc.	28,463	2,162,334

		23,492,887

Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	153,204	13,307,299
Alcon, Inc. (Switzerland)*	87,112	4,927,756
Atrion Corp.(a)	3,000	2,254,500
Avanos Medical, Inc.*	71,300	2,402,810
Becton, Dickinson & Co.	137,089	37,284,095
Cooper Cos., Inc. (The)	8,865	2,848,236
Danaher Corp.	69,611	10,683,896
DexCom, Inc.*	39,956	8,739,975
Elekta AB (Sweden) (Class B Stock)	682,233	8,988,719
GenMark Diagnostics, Inc.*	217,600	1,046,656
GN Store Nord A/S (Denmark)	176,434	8,299,036
Hologic, Inc.*	156,161	8,153,166
Intuitive Surgical, Inc.*	59,486	35,165,149
Koninklijke Philips NV (Netherlands)	755,324	36,937,987
Medtronic PLC.	126,078	14,303,549
Penumbra, Inc.*	16,900	2,776,163
Siemens Healthineers AG (Germany), 144A	257,738	12,397,140
Stryker Corp.	105,570	22,163,366
West Pharmaceutical Services, Inc.	42,100	6,328,893

		239,008,391

Health Care Providers & Services — 1.2%
Acadia Healthcare Co., Inc.*(a)	90,300	2,999,766
Anthem, Inc.	59,197	17,879,270
Centene Corp.*(a)	327,362	20,581,249
Cigna Corp.	162,328	33,194,453
CVS Health Corp.	260,449	19,348,756
Fresenius SE & Co. KGaA (Germany)	309,968	17,490,509
HCA Healthcare, Inc.	97,256	14,375,409
Humana, Inc.	2,700	989,604
McKesson Corp.	39,649	5,484,250
Molina Healthcare, Inc.*	20,627	2,798,877
Select Medical Holdings Corp.*	130,700	3,050,538
UnitedHealth Group, Inc.	159,016	46,747,524

		184,940,205

COMMON STOCKS (continued)	Shares	Value
Health Care Technology — 0.1%
Veeva Systems, Inc. (Class A Stock)*	52,502	$7,384,931

Hotels, Restaurants & Leisure — 1.1%
Aramark	102,100	4,431,140
Bloomin’ Brands, Inc.	117,100	2,584,397
Choice Hotels International, Inc.(a)	37,000	3,826,910
Compass Group PLC (United Kingdom)	480,176	12,048,228
Darden Restaurants, Inc.(a)	27,238	2,969,215
Domino’s Pizza, Inc.	13,200	3,877,896
Dunkin’ Brands Group, Inc.(a)	43,900	3,316,206
Hilton Worldwide Holdings, Inc.	111,574	12,374,672
Jack in the Box, Inc.	39,300	3,066,579
Lindblad Expeditions Holdings, Inc.*	188,100	3,075,435
Marriott International, Inc. (Class A Stock)(a)	121,009	18,324,393
McDonald’s Corp.	178,367	35,247,103
MGM Resorts International	244,723	8,141,934
Red Robin Gourmet Burgers, Inc.*(a)	63,500	2,096,770
Restaurant Brands International, Inc. (Canada)	99,331	6,334,338
Royal Caribbean Cruises Ltd.	40,262	5,375,380
Starbucks Corp.	132,087	11,613,089
Vail Resorts, Inc.	14,200	3,405,586
Wynn Resorts Ltd.	75,231	10,447,329
Yum! Brands, Inc.	164,873	16,607,657

		169,164,257

Household Durables — 0.4%
Meritage Homes Corp.*	72,400	4,424,364
NVR, Inc.*	2,551	9,715,254
Panasonic Corp. (Japan)	1,020,900	9,575,964
Persimmon PLC (United Kingdom)	322,274	11,560,996
Sony Corp. (Japan)	166,500	11,317,143
Tempur Sealy International, Inc.*	57,300	4,988,538
TRI Pointe Group, Inc.*	254,500	3,965,110

		55,547,369

Household Products — 0.5%
Kimberly-Clark Corp.	104,074	14,315,379
Procter & Gamble Co. (The)	452,384	56,502,761

		70,818,140

Independent Power & Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd. (Japan)	377,200	9,145,111

Industrial Conglomerates — 1.1%
CK Hutchison Holdings Ltd. (United Kingdom)	1,456,193	13,896,820
DCC PLC (United Kingdom)	131,288	11,400,199
General Electric Co.	3,569,180	39,832,049
Honeywell International, Inc.	174,150	30,824,550
Roper Technologies, Inc.(a)	69,484	24,613,317
Siemens AG (Germany)	299,545	39,252,170

		159,819,105

Insurance — 2.4%
AIA Group Ltd. (Hong Kong)	969,600	10,190,949
American International Group, Inc.	541,742	27,807,617

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Arch Capital Group Ltd.*	35,200	$1,509,728
Aviva PLC (United Kingdom)	1,784,995	9,957,266
AXA SA (France)	990,249	27,902,149
Axis Capital Holdings Ltd.	54,800	3,257,312
Chubb Ltd.	195,719	30,465,619
CNA Financial Corp.	70,700	3,168,067
Direct Line Insurance Group PLC (United Kingdom)	2,885,507	11,962,832
Fidelity National Financial, Inc.	125,000	5,668,750
First American Financial Corp.	75,500	4,403,160
Kemper Corp.	34,800	2,697,000
Markel Corp.*	2,200	2,514,974
Marsh & McLennan Cos., Inc.(a)	135,902	15,140,842
MetLife, Inc.	333,528	16,999,922
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	86,711	25,579,116
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	11,406,000	13,779,112
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	1,059,000	12,570,424
Progressive Corp. (The)	138,769	10,045,488
Prudential PLC (United Kingdom)	537,174	10,338,152
RSA Insurance Group PLC (United Kingdom)	1,085,814	8,145,014
Sampo OYJ (Finland) (Class A Stock)	171,834	7,502,596
State Auto Financial Corp.	85,100	2,639,802
Storebrand ASA (Norway)	1,565,953	12,319,271
Sun Life Financial, Inc. (Canada)	428,977	19,560,069
Tokio Marine Holdings, Inc. (Japan)	359,600	20,057,578
White Mountains Insurance Group Ltd.	4,100	4,573,591
Willis Towers Watson PLC	103,707	20,942,592
Zurich Insurance Group AG (Switzerland)	46,589	19,111,243

		360,810,235

Interactive Media & Services — 2.3%
Alphabet, Inc. (Class A Stock)*	47,563	63,705,406
Alphabet, Inc. (Class C Stock)*	84,347	112,773,626
Baidu, Inc. (China), ADR*	41,300	5,220,320
Facebook, Inc. (Class A Stock)*	581,810	119,416,502
IAC/InterActiveCorp*	18,000	4,483,980
JOYY, Inc. (China), ADR*(a)	118,781	6,270,449
Match Group, Inc.*(a)	49,578	4,070,850
NAVER Corp. (South Korea)	38,982	6,274,685
Tencent Holdings Ltd. (China)	190,800	9,183,922
Z Holdings Corp. (Japan)	1,562,900	6,596,184
Zillow Group, Inc. (Class A Stock)*	40,800	1,866,192
Zillow Group, Inc. (Class C Stock)*(a)	41,200	1,892,728

		341,754,844

Internet & Direct Marketing Retail — 1.5%
Alibaba Group Holding Ltd. (China), ADR*	67,274	14,268,816
Amazon.com, Inc.*	88,745	163,986,561
ASOS PLC (United Kingdom)*	226,019	10,128,057
Booking Holdings, Inc.*	13,906	28,559,169
Etsy, Inc.*	44,340	1,964,262

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail (continued)
Zalando SE (Germany), 144A*	180,146	$9,135,704

		228,042,569

IT Services — 2.1%
Accenture PLC (Class A Stock)	159,097	33,501,055
Black Knight, Inc.*	82,075	5,292,196
Booz Allen Hamilton Holding Corp.	75,872	5,396,775
Cognizant Technology Solutions Corp. (Class A Stock)	217,259	13,474,403
CoreLogic, Inc.*	77,900	3,405,009
EPAM Systems, Inc.*	28,682	6,085,173
Euronet Worldwide, Inc.*	30,307	4,775,171
Fidelity National Information Services, Inc.	212,369	29,538,404
Fiserv, Inc.*	66,351	7,672,166
FleetCor Technologies, Inc.*(a)	57,026	16,407,521
Global Payments, Inc.	116,639	21,293,616
Mastercard, Inc. (Class A Stock)	202,318	60,410,132
Okta, Inc.*(a)	7,259	837,471
PayPal Holdings, Inc.*	129,793	14,039,709
Square, Inc. (Class A Stock)*	40,100	2,508,656
Twilio, Inc. (Class A Stock)*(a)	31,301	3,076,262
VeriSign, Inc.*	29,086	5,604,291
Visa, Inc. (Class A Stock)(a)	403,368	75,792,847
WEX, Inc.*	21,800	4,566,228

		313,677,085

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	156,697	13,367,821
Bruker Corp.	46,380	2,363,989
Evotec SE (Germany)*(a)	155,625	4,061,962
Thermo Fisher Scientific, Inc.	94,693	30,762,915

		50,556,687

Machinery — 1.0%
AGCO Corp.	50,379	3,891,778
Caterpillar, Inc.	2,973	439,053
Chart Industries, Inc.*	76,400	5,156,236
Cummins, Inc.	70,778	12,666,431
Epiroc AB (Sweden) (Class B Stock)	38,826	459,723
Flowserve Corp.	249,747	12,429,908
Fortive Corp.(a)	225,231	17,205,396
Graco, Inc.	70,800	3,681,600
Helios Technologies, Inc.	44,800	2,071,104
Hillenbrand, Inc.	86,500	2,881,315
Illinois Tool Works, Inc.	28,949	5,200,109
Knorr-Bremse AG (Germany)	71,900	7,357,847
Middleby Corp. (The)*	30,000	3,285,600
Mueller Water Products, Inc. (Class A Stock)	212,000	2,539,760
PACCAR, Inc.	324,099	25,636,231
RBC Bearings, Inc.*	18,300	2,897,622
REV Group, Inc.	116,500	1,424,795
Sandvik AB (Sweden)	21,332	415,454
SMC Corp. (Japan)	19,000	8,669,389
Snap-on, Inc.(a)	28,769	4,873,469
THK Co. Ltd. (Japan)	429,900	11,610,188
Toro Co. (The)	6,091	485,270

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Wartsila OYJ Abp (Finland)	36,296	$401,699
Weir Group PLC (The) (United Kingdom)	21,743	434,983
Westinghouse Air Brake Technologies Corp.	131,733	10,248,827
Xylem, Inc.	2,837	223,527

		146,587,314

Marine — 0.0%
Kirby Corp.*	43,300	3,876,649

Media — 1.1%
Altice USA, Inc. (Class A Stock)*	114,036	3,117,744
Cable One, Inc.	4,400	6,549,268
Charter Communications, Inc. (Class A Stock)*(a)	36,040	17,482,283
Comcast Corp. (Class A Stock)	1,404,090	63,141,927
CyberAgent, Inc. (Japan)	229,500	8,003,118
DISH Network Corp. (Class A Stock)*	36,981	1,311,716
Eutelsat Communications SA (France)	427,123	6,947,605
iHeartMedia, Inc. (Class A Stock)*	87	1,470
Liberty Broadband Corp. (Class C Stock)*(a)	206,222	25,932,417
Liberty Global PLC (United Kingdom) (Class C Stock)*	115,932	2,526,738
Stroeer SE & Co. KGaA (Germany)	91,455	7,386,655
WPP PLC (United Kingdom)	1,105,866	15,673,964

		158,074,905

Metals & Mining — 0.8%
Agnico Eagle Mines Ltd. (Canada)	20,087	1,237,194
Alacer Gold Corp.*	72,621	385,880
Alamos Gold, Inc. (Canada) (Class A Stock)	43,835	264,316
Alrosa PJSC (Russia)	372,810	508,889
Alumina Ltd. (Australia)	492,573	795,310
Anglo American Platinum Ltd. (South Africa)	9,074	847,257
Anglo American PLC (South Africa)	41,069	1,189,806
AngloGold Ashanti Ltd. (South Africa)	36,807	834,391
Antofagasta PLC (Chile)	952,739	11,643,038
ArcelorMittal SA (Luxembourg)	50,015	883,518
B2Gold Corp. (Canada)	34,479	138,336
Barrick Gold Corp. (Canada)	151,669	2,817,186
BHP Group Ltd. (Australia)	418,058	11,435,230
BHP Group PLC (Australia)	623,227	14,682,493
BlueScope Steel Ltd. (Australia)	39,269	415,775
Boliden AB (Sweden)	76,749	2,039,146
Carpenter Technology Corp.	43,300	2,155,474
Centamin PLC (Egypt)	175,488	295,494
Centerra Gold, Inc. (Canada)*	23,995	190,881
China Steel Corp. (Taiwan)	783,000	623,806
Cia de Minas Buenaventura SAA (Peru), ADR	27,300	412,230
Commercial Metals Co.	84,100	1,872,907
Compass Minerals International, Inc.(a)	25,000	1,524,000
Detour Gold Corp. (Canada)*	18,431	356,825
ERO Copper Corp. (Canada)*	19,913	362,055
Evolution Mining Ltd. (Australia)	104,088	275,245

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
First Quantum Minerals Ltd. (Zambia)	34,845	$353,401
Fortescue Metals Group Ltd. (Australia)	114,632	862,454
Franco-Nevada Corp. (Canada)	24,106	2,489,218
Freeport-McMoRan, Inc.	70,244	921,601
Glencore PLC (Switzerland)*	497,821	1,553,969
Gold Fields Ltd. (South Africa)	73,190	499,894
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	147,000	404,129
Impala Platinum Holdings Ltd. (South Africa)*	114,637	1,175,453
Independence Group NL (Australia)	2,415,329	10,592,207
Industrias Penoles SAB de CV (Mexico)	23,817	249,438
JFE Holdings, Inc. (Japan)	45,200	580,998
Kinross Gold Corp. (Canada)*	108,926	516,718
Kirkland Lake Gold Ltd. (Canada)	47,187	2,080,000
Lundin Mining Corp. (Chile)	98,745	590,090
MMC Norilsk Nickel PJSC (Russia)	2,802	865,622
Newcrest Mining Ltd. (Australia)	64,669	1,368,361
Newmont Goldcorp Corp., (NYSE)	60,322	2,620,991
Newmont Goldcorp Corp., (XTSE)	13,684	594,759
Nippon Steel Corp. (Japan)	61,800	933,265
Norsk Hydro ASA (Norway)	118,338	440,393
Northam Platinum Ltd. (South Africa)*	52,911	467,877
Northern Star Resources Ltd. (Australia)	190,688	1,503,474
Nucor Corp.	19,090	1,074,385
Osisko Gold Royalties Ltd. (Canada)	3,196	31,060
POSCO (South Korea)	5,078	1,031,870
Regis Resources Ltd. (Australia)	16,998	51,374
Rio Tinto Ltd. (Australia)	89,990	6,354,564
Rio Tinto PLC (Australia)	101,981	6,103,636
Sandstorm Gold Ltd. (Canada)*	6,816	50,862
Saracen Mineral Holdings Ltd. (Australia)*	26,458	61,435
SEMAFO, Inc. (Canada)*	111,345	231,513
Sibanye Gold Ltd. (South Africa)*	182,467	466,263
South32 Ltd. (Australia)	4,507,219	8,541,399
Southern Copper Corp. (Peru)	18,171	771,904
Steel Dynamics, Inc.	101,513	3,455,503
Sumitomo Metal Mining Co. Ltd. (Japan)	35,500	1,147,708
Teck Resources Ltd. (Canada) (Class B Stock)(a)	66,111	1,148,348
thyssenkrupp AG (Germany)	28,070	381,601
Torex Gold Resources, Inc. (Canada)*	2,514	39,727
Vale SA (Brazil)	209,933	2,781,572
voestalpine AG (Austria)	7,523	211,090
Wheaton Precious Metals Corp. (Canada)	28,707	854,213

		124,641,021

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Annaly Capital Management, Inc.	137,322	1,293,573
Redwood Trust, Inc.(a)	197,700	3,269,958

		4,563,531

Multiline Retail — 0.1%
Dollar General Corp.	77,501	12,088,606

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Multiline Retail (continued)
Dollar Tree, Inc.*	76,911	$7,233,480
Ollie’s Bargain Outlet Holdings, Inc.*(a)	39,417	2,574,324

		21,896,410

Multi-Utilities — 0.6%
CenterPoint Energy, Inc.	247,640	6,753,143
Engie SA (France)	1,214,864	19,639,310
National Grid PLC (United Kingdom)	1,009,220	12,658,517
NiSource, Inc.	416,474	11,594,636
Sempra Energy	232,405	35,204,710

		85,850,316

Oil, Gas & Consumable Fuels — 1.9%
Apache Corp.(a)	167,794	4,293,848
BP PLC (United Kingdom)	258,970	1,624,030
BP PLC (United Kingdom), ADR	117,600	4,438,224
Cairn Energy PLC (United Kingdom)*	97,966	264,461
Cheniere Energy, Inc.*	27,600	1,685,532
Chevron Corp.	138,388	16,677,138
Concho Resources, Inc.	169,303	14,825,864
ConocoPhillips	289,089	18,799,458
Continental Resources, Inc.	104,969	3,600,437
Devon Energy Corp.	19,225	499,273
Diamondback Energy, Inc.(a)	10,087	936,679
Enbridge, Inc. (Canada)	10,694	425,300
EOG Resources, Inc.	133,472	11,179,615
Equinor ASA (Norway)	830,096	16,574,651
Exxon Mobil Corp.	616,750	43,036,815
Galp Energia SGPS SA (Portugal)	44,137	739,721
Hess Corp.	24,787	1,656,019
Jagged Peak Energy, Inc.*(a)	18,800	159,612
Kelt Exploration Ltd. (Canada)*	40,067	150,265
Kosmos Energy Ltd. (Ghana)	371,050	2,114,985
Lundin Petroleum AB (Sweden)	20,269	688,837
Magnolia Oil & Gas Corp. (Class A Stock)*(a)	123,818	1,557,630
Marathon Petroleum Corp.	207,589	12,507,237
Matador Resources Co.*(a)	67,400	1,211,178
Occidental Petroleum Corp.	347,007	14,300,158
Phillips 66	4,400	490,204
Pioneer Natural Resources Co.	52,844	7,998,996
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR(a)	323,400	19,394,298
Suncor Energy, Inc. (Canada)	12,100	396,880
Targa Resources Corp.	235,238	9,604,768
TC Energy Corp. (Canada)(a)	259,719	13,845,620
TOTAL SA (France)	578,621	32,039,356
TOTAL SA (France), ADR	264,152	14,607,606
Valero Energy Corp.	3,791	355,027
WPX Energy, Inc.*	260,713	3,582,197

		276,261,919

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	87,100	2,584,257
Mondi PLC (United Kingdom)	14,196	335,358
Stora Enso OYJ (Finland) (Class R Stock)	972,297	14,132,332

COMMON STOCKS (continued)	Shares	Value
Paper & Forest Products (continued)
West Fraser Timber Co. Ltd. (Canada)	11,391	$502,466

		17,554,413

Personal Products — 0.5%
Edgewell Personal Care Co.*(a)	83,600	2,588,256
L’Oreal SA (France)	67,433	19,986,769
Pola Orbis Holdings, Inc. (Japan)	154,900	3,694,160
Unilever PLC (United Kingdom)	768,585	44,466,677

		70,735,862

Pharmaceuticals — 2.9%
Allergan PLC	43,043	8,228,530
Astellas Pharma, Inc. (Japan)	1,854,700	31,692,042
Bayer AG (Germany)	346,347	28,273,897
Elanco Animal Health, Inc.*	706,800	20,815,260
Eli Lilly & Co.	53,867	7,079,740
GlaxoSmithKline PLC (United Kingdom), ADR(a)	465,300	21,864,447
Johnson & Johnson	511,286	74,581,289
Merck & Co., Inc.	339,708	30,896,443
Novartis AG (Switzerland)	454,126	43,076,331
Novartis AG (Switzerland), ADR(a)	8,720	825,697
Novo Nordisk A/S (Denmark) (Class B Stock)	156,397	9,081,072
Otsuka Holdings Co. Ltd. (Japan)	271,600	12,127,140
Pacira BioSciences, Inc.*	78,200	3,542,460
Pfizer, Inc.	1,233,552	48,330,567
Roche Holding AG (Switzerland)	131,992	42,831,506
Sanofi (France)	252,804	25,442,277
Takeda Pharmaceutical Co. Ltd. (Japan), ADR	252,880	4,989,322
Zoetis, Inc.	161,006	21,309,144

		434,987,164

Professional Services — 0.4%
CoStar Group, Inc.*	21,997	13,160,805
Equifax, Inc.	98,355	13,781,503
Recruit Holdings Co. Ltd. (Japan)	398,400	14,898,420
TechnoPro Holdings, Inc. (Japan)	85,100	5,940,056
TransUnion	141,379	12,103,456

		59,884,240

Real Estate Management & Development — 0.3%
Deutsche Wohnen SE (Germany)	207,600	8,520,884
Grainger PLC (United Kingdom)	87,415	362,880
Hang Lung Properties Ltd. (Hong Kong)	258,000	566,440
Hongkong Land Holdings Ltd. (Hong Kong)	99,400	572,300
Howard Hughes Corp. (The)*	18,100	2,295,080
Hufvudstaden AB (Sweden) (Class A Stock)	26,614	526,156
Jones Lang LaSalle, Inc.	24,700	4,300,023
Kojamo OYJ (Finland)	39,889	728,342
Mitsubishi Estate Co. Ltd. (Japan)	42,500	811,888
Mitsui Fudosan Co. Ltd. (Japan)	676,200	16,539,423
PSP Swiss Property AG (Switzerland)	6,382	881,393
Shimao Property Holdings Ltd. (China)	105,000	407,227

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
Shurgard Self Storage SA (Belgium)	9,436	$360,676
St. Joe Co. (The)*(a)	105,800	2,098,014
Sun Hung Kai Properties Ltd. (Hong Kong)	81,166	1,245,485

		40,216,211

Road & Rail — 0.4%
Central Japan Railway Co. (Japan)	53,200	10,703,411
J.B. Hunt Transport Services, Inc.(a)	136,226	15,908,472
Norfolk Southern Corp.	25,232	4,898,288
Ryder System, Inc.	29,400	1,596,714
Union Pacific Corp.	139,280	25,180,431

		58,287,316

Semiconductors & Semiconductor Equipment — 2.5%
Advanced Micro Devices, Inc.*	292,085	13,395,018
Applied Materials, Inc.	570,932	34,849,689
ASML Holding NV (Netherlands)	66,608	19,810,998
Broadcom, Inc.	98,718	31,196,862
Cabot Microelectronics Corp.	13,900	2,006,048
Cree, Inc.*	51,415	2,372,802
Diodes, Inc.*	68,700	3,872,619
Entegris, Inc.(a)	111,400	5,580,026
KLA Corp.	88,543	15,775,706
Lam Research Corp.	54,765	16,013,286
Marvell Technology Group Ltd.	188,413	5,004,249
Micron Technology, Inc.*	715,707	38,490,723
Monolithic Power Systems, Inc.	17,120	3,047,702
NVIDIA Corp.	214,578	50,490,204
NXP Semiconductors NV (Netherlands)	213,622	27,185,536
ON Semiconductor Corp.*(a)	215,710	5,259,010
QUALCOMM, Inc.	409,537	36,133,450
Renesas Electronics Corp. (Japan)*	658,700	4,486,497
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	2,989,749	33,191,789
Tokyo Electron Ltd. (Japan)	60,000	13,071,311
Xilinx, Inc.	87,375	8,542,654

		369,776,179

Software — 2.8%
CDK Global, Inc.	54,900	3,001,932
CommVault Systems, Inc.*	33,000	1,473,120
Cornerstone OnDemand, Inc.*	35,900	2,101,945
Five9, Inc.*	102,883	6,747,067
Intuit, Inc.	58,306	15,272,091
Microsoft Corp.	1,471,794	232,101,914
NortonLifeLock, Inc.	1,003,859	25,618,482
Oracle Corp.	150,538	7,975,503
Palo Alto Networks, Inc.*	24,637	5,697,306
Paycom Software, Inc.*	25,149	6,658,449
Proofpoint, Inc.*	41,000	4,705,980
RealPage, Inc.*(a)	70,600	3,794,750
salesforce.com, Inc.*	288,729	46,958,885
ServiceNow, Inc.*(a)	14,070	3,972,242
Splunk, Inc.*(a)	46,100	6,904,397
SPS Commerce, Inc.*	48,000	2,660,160
SS&C Technologies Holdings, Inc.	58,369	3,583,857
Synopsys, Inc.*	82,542	11,489,846

COMMON STOCKS (continued)	Shares	Value
Software (continued)
VMware, Inc. (Class A Stock)*	92,462	$14,034,807
Workday, Inc. (Class A Stock)*	105,600	17,365,920
Zendesk, Inc.*	35,623	2,729,790

		424,848,443

Specialty Retail — 1.0%
AutoZone, Inc.*	6,901	8,221,230
Burlington Stores, Inc.*	61,830	14,099,095
Home Depot, Inc. (The)	182,345	39,820,501
Kingfisher PLC (United Kingdom)	3,761,698	10,814,550
Lowe_s Cos., Inc.	122,893	14,717,666
Michaels Cos., Inc. (The)*(a)	260,300	2,105,827
Murphy USA, Inc.*	28,700	3,357,900
O_Reilly Automotive, Inc.*	34,532	15,133,994
Ross Stores, Inc.	155,720	18,128,923
TJX Cos., Inc. (The)	189,914	11,596,149
Ulta Beauty, Inc.*	15,899	4,024,673

		142,020,508

Technology Hardware, Storage & Peripherals — 1.8%
Apple, Inc.	804,175	236,145,989
Dell Technologies, Inc. (Class C Stock)*	22,711	1,167,118
Samsung Electronics Co. Ltd. (South Korea)	622,046	29,938,278

		267,251,385

Textiles, Apparel & Luxury Goods — 0.7%
Burberry Group PLC (United Kingdom)	395,265	11,642,716
Culp, Inc.	47,700	649,674
Kering SA (France)	21,732	14,278,031
Lululemon Athletica, Inc.*	11,200	2,594,704
Moncler SpA (Italy)	293,512	13,210,975
NIKE, Inc. (Class B Stock)	339,546	34,399,405
Samsonite International SA, 144A	2,806,500	6,766,121
Tapestry, Inc.	194,452	5,244,370
VF Corp.	102,839	10,248,935

		99,034,931

Thrifts & Mortgage Finance — 0.0%
Capitol Federal Financial, Inc.	124,900	1,714,877
PennyMac Financial Services, Inc.	90,280	3,073,131
WSFS Financial Corp.	34,959	1,537,847

		6,325,855

Tobacco — 0.4%
Altria Group, Inc.	386,876	19,308,981
Philip Morris International, Inc.	461,242	39,247,082

		58,556,063

Trading Companies & Distributors — 0.3%
GMS, Inc.*	77,700	2,104,116
HD Supply Holdings, Inc.*	69,400	2,791,268
Mitsubishi Corp. (Japan)	509,500	13,491,897
Sumitomo Corp. (Japan)	1,303,800	19,331,337
Watsco, Inc.	4,800	864,720

		38,583,338

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Water Utilities — 0.1%
American Water Works Co., Inc.	36,934	$4,537,342
Aqua America, Inc.	66,667	3,129,349
California Water Service Group	42,039	2,167,531

		9,834,222

Wireless Telecommunication Services — 0.2%
SoftBank Group Corp. (Japan)	181,300	7,850,512
T-Mobile US, Inc.*	48,434	3,798,194
Vodafone Group PLC (United Kingdom), ADR	908,204	17,555,583

		29,204,289

TOTAL COMMON STOCKS (cost $6,143,501,787)		8,169,310,478

PREFERRED STOCKS — 0.1%
Electric Utilities — 0.1%
American Electric Power Co., Inc., CVT, 6.125%	27,650	1,496,694
NextEra Energy, Inc., CVT, (PRFC), 4.872%	21,700	1,112,776
Southern Co. (The), CVT, 6.750%	18,485	996,342

		3,605,812

Equity Real Estate Investment Trusts (REITs) — 0.0%
Crown Castle International Corp.	1,075	1,377,870

Health Care Equipment & Supplies — 0.0%
Becton, Dickinson & Co., Series A, CVT, 6.125%	22,600	1,479,396
Danaher Corp., Series A, CVT, 4.750%(a)	1,580	1,862,883

		3,342,279

Life Sciences Tools & Services — 0.0%
Avantor, Inc., Series A, CVT, 6.250%(a)	39,785	2,506,455

Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)	87,629	435,673

Multi-Utilities — 0.0%
Sempra Energy, Series A, CVT, 6.000%	14,826	1,779,417

TOTAL PREFERRED STOCKS (cost $11,073,830)		13,047,506

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 2.9%
Automobiles — 0.6%
Ally Auto Receivables Trust,
Series 2017-02, Class B
2.330%	06/15/22	575	575,602
AmeriCredit Automobile Receivables Trust,
Series 2016-02, Class C
2.870%	11/08/21	617	618,556
Series 2017-01, Class C
2.710%	08/18/22	930	935,596

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
ARI Fleet Lease Trust,
Series 2017-A, Class A2, 144A
1.910%	04/15/26	239	$239,218
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-02A, Class A, 144A
2.630%	12/20/21	4,400	4,413,477
Series 2017-01A, Class A, 144A
3.070%	09/20/23	2,550	2,590,889
Series 2018-02A, Class A, 144A
4.000%	03/20/25	8,675	9,152,277
Series 2019-01A, Class A, 144A
3.450%	03/20/23	7,942	8,121,216
Series 2019-02A, Class A, 144A
3.350%	09/22/25	1,560	1,608,743
CarMax Auto Owner Trust,
Series 2019-02, Class A3
2.680%	03/15/24	6,710	6,793,882
Enterprise Fleet Financing LLC,
Series 2017-02, Class A2, 144A
1.970%	01/20/23	340	339,947
Series 2017-03, Class A2, 144A
2.130%	05/22/23	819	818,633
Series 2018-01, Class A2, 144A
2.870%	10/20/23	1,104	1,108,616
Series 2019-01, Class A2, 144A
2.980%	10/20/24	3,215	3,245,502
Ford Credit Auto Owner Trust,
Series 2018-01, Class C, 144A
3.490%	07/15/31	3,425	3,486,638
Series 2019-01, Class A, 144A
3.520%	07/15/30	9,290	9,745,778
Ford Credit Floorplan Master Owner Trust,
Series 2017-03, Class A
2.480%	09/15/24	4,275	4,311,967
GM Financial Automobile Leasing Trust,
Series 2019-01, Class C
3.560%	12/20/22	4,905	4,989,202
GM Financial Consumer Automobile Receivables Trust,
Series 2018-02, Class B
3.120%	12/18/23	2,500	2,551,068
GMF Floorplan Owner Revolving Trust,
Series 2018-04, Class A1, 144A
3.500%	09/15/23	5,185	5,307,792
Huntington Auto Trust,
Series 2016-01, Class A4
1.930%	04/15/22	1,821	1,819,709
Hyundai Auto Receivables Trust,
Series 2019-B, Class C
2.400%	06/15/26	2,315	2,300,905
Santander Drive Auto Receivables Trust,
Series 2017-01, Class C
2.580%	05/16/22	375	374,835
Series 2018-01, Class C
2.960%	03/15/24	1,810	1,819,733
Series 2018-02, Class B
3.030%	09/15/22	2,320	2,324,345
Series 2018-02, Class C
3.350%	07/17/23	2,050	2,070,309

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Series 2018-05, Class B
3.520%	12/15/22	2,585	$2,599,039
Series 2019-01, Class B
3.210%	09/15/23	2,205	2,223,725
Santander Retail Auto Lease Trust,
Series 2019-A, Class B, 144A
3.010%	05/22/23	3,990	4,045,663
SMART Trust (Australia),
Series 2016-02US, Class A3A
1.710%	03/15/21	563	561,101
World Omni Auto Receivables Trust,
Series 2018-B, Class B
3.170%	01/15/25	2,635	2,690,870

			93,784,833

Collateralized Loan Obligations — 0.8%
Allegro CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.000%)
2.780%(c)	07/25/27	2,817	2,816,191
Barings BDC Static CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
3.021%(c)	04/15/27	7,006	7,005,781
Barings CLO Ltd. (Cayman Islands),
Series 2013-IA, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
2.766%(c)	01/20/28	4,935	4,919,525
Series 2016-02A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
3.046%(c)	07/20/28	4,150	4,143,902
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-03A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
2.936%(c)	07/28/28	5,090	5,087,353
CIFC Funding Ltd. (Cayman Islands),
Series 2015-04A, Class A1R, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
3.116%(c)	10/20/27	4,065	4,068,631
Series 2015-05A, Class A1R, 144A, 3 Month LIBOR + 0.860% (Cap N/A, Floor 0.000%)
2.800%(c)	10/25/27	6,240	6,227,191
Golub Capital Partners CLO 39B Ltd. (Cayman Islands),
Series 2018-39A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
3.116%(c)	10/20/28	6,160	6,166,887
Halcyon Loan Advisors Funding Ltd. (Cayman Islands),
Series 2014-03A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
3.053%(c)	10/22/25	1,830	1,830,755
KKR CLO Ltd. (Cayman Islands),
Series 13, Class A1R, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
2.801%(c)	01/16/28	5,955	5,931,962
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class A, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)
3.174%(c)	10/15/32	12,175	12,174,894

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Series 2019-37A, Class A1, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
3.603%(c)	07/15/32	2,660	$2,668,458
Magnetite Ltd. (Cayman Islands),
Series 2015-16A, Class BR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
3.203%(c)	01/18/28	4,165	4,096,001
Series 2019-23A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.170%(c)	10/25/32	7,315	7,312,478
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.851%(c)	01/15/28	5,705	5,704,970
OCP CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
3.086%(c)	07/20/29	4,460	4,461,189
Octagon Investment Partners Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.851%(c)	07/15/27	4,240	4,230,618
Series 2015-01A, Class A2R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
3.001%(c)	07/15/27	6,465	6,297,995
OZLM Ltd. (Cayman Islands),
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)
3.012%(c)	07/17/29	6,870	6,800,001
Southwick Park CLO LLC (Cayman Islands),
Series 2019-04A, Class A1, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
3.466%(c)	07/20/32	9,690	9,693,774
Symphony CLO Ltd. (Cayman Islands),
Series 2016-17A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)
2.881%(c)	04/15/28	8,415	8,398,915

			120,037,471

Credit Cards — 0.4%
American Express Credit Account Master Trust,
Series 2017-07, Class B
2.540%	05/15/25	2,785	2,814,220
Series 2019-01, Class B
3.070%	10/15/24	9,570	9,775,626
Barclays Dryrock Issuance Trust,
Series 2018-01, Class A, 1 Month LIBOR + 0.330% (Cap N/A, Floor 0.000%)
2.070%(c)	07/15/24	11,550	11,559,996
Series 2019-01, Class A
1.960%	05/15/25	11,705	11,718,032
Capital One Multi-Asset Execution Trust,
Series 2019-A03, Class A3
2.060%	08/15/28	7,150	7,006,094
Synchrony Card Funding LLC,
Series 2019-A02, Class A
2.340%	06/15/25	7,840	7,905,243

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Credit Cards (continued)
Synchrony Card Issuance Trust,
Series 2018-A01, Class A
3.380%	09/15/24	10,860	$11,106,536
Synchrony Credit Card Master Note Trust,
Series 2015-01, Class B
2.640%	03/15/23	3,690	3,691,782
Series 2015-04, Class B
2.620%	09/15/23	1,835	1,839,508

			67,417,037

Equipment — 0.1%
Ascentium Equipment Receivables Trust,
Series 2017-01A, Class A3, 144A
2.290%	06/10/21	203	203,142
CCG Receivables Trust,
Series 2017-01, Class A2, 144A
1.840%	11/14/23	460	459,429
CNH Equipment Trust,
Series 2016-C, Class A3
1.440%	12/15/21	248	247,367
Series 2019-A, Class A3
3.010%	04/15/24	3,320	3,378,650
MMAF Equipment Finance LLC,
Series 2014-AA, Class A4, 144A
1.590%	02/08/22	389	388,562
Series 2016-AA, Class A4, 144A
1.760%	01/17/23	4,503	4,491,844
Volvo Financial Equipment Master Owner Trust,
Series 2017-A, Class A, 144A, 1 Month LIBOR + 0.500% (Cap N/A, Floor 0.000%)
2.240%(c)	11/15/22	1,470	1,473,335

			10,642,329

Other — 0.3%
Driven Brands Funding LLC,
Series 2015-01A, Class A2, 144A
5.216%	07/20/45	3,062	3,127,599
Series 2019-01A, Class A2, 144A
4.641%	04/20/49	2,585	2,667,584
Elara HGV Timeshare Issuer LLC,
Series 2014-A, Class A, 144A
2.530%	02/25/27	327	326,951
Hardee’s Funding LLC,
Series 2018-01A, Class A2I, 144A
4.250%	06/20/48	6,293	6,329,641
Hilton Grand Vacations Trust,
Series 2014-AA, Class A, 144A
1.770%	11/25/26	490	487,831
Series 2017-AA, Class A, 144A
2.660%	12/26/28	512	513,673
Jimmy Johns Funding LLC,
Series 2017-01A, Class A2I, 144A
3.610%	07/30/47	689	691,676
MVW Owner Trust,
Series 2013-01A, Class A, 144A
2.150%	04/22/30	83	82,980
Series 2014-01A, Class A, 144A
2.250%	09/22/31	181	179,910

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (continued)
Series 2015-01A, Class A, 144A
2.520%	12/20/32	1,052	$1,049,989
Series 2017-01A, Class A, 144A
2.420%	12/20/34	4,285	4,294,551
SBA Tower Trust,
Series 2014-02A, Class C, 144A
3.869%	10/15/49	4,755	4,931,051
Sierra Timeshare Receivables Funding LLC,
Series 2015-02A, Class A, 144A
2.430%	06/20/32	564	562,371
Series 2015-03A, Class A, 144A
2.580%	09/20/32	1,074	1,074,196
Series 2019-01A, Class A, 144A
3.200%	01/20/36	2,427	2,448,947
Taco Bell Funding LLC,
Series 2018-01A, Class A2I, 144A
4.318%	11/25/48	3,005	3,068,920
Verizon Owner Trust,
Series 2017-01A, Class A, 144A
2.060%	09/20/21	1,228	1,228,362
Series 2017-01A, Class C, 144A
2.650%	09/20/21	2,025	2,028,653
Series 2017-03A, Class B, 144A
2.380%	04/20/22	5,120	5,132,637

			40,227,522

Residential Mortgage-Backed Securities — 0.3%
Bayview Mortgage Fund IVc Trust,
Series 2017-RT03, Class A, 144A
3.500%(cc)	01/28/58	1,618	1,631,082
Bayview Opportunity Master Fund IVa Trust,
Series 2017-RT01, Class A1, 144A
3.000%(cc)	03/28/57	470	473,540
Bayview Opportunity Master Fund IVb Trust,
Series 2017-SPL04, Class A, 144A
3.500%(cc)	01/28/55	601	607,277
Mill City Mortgage Loan Trust,
Series 2016-01, Class A1, 144A
2.500%(cc)	04/25/57	748	746,859
Series 2018-01, Class A1, 144A
3.250%(cc)	05/25/62	2,350	2,386,059
Towd Point Mortgage Trust,
Series 2015-03, Class A1B, 144A
3.000%(cc)	03/25/54	747	747,597
Series 2015-04, Class A1B, 144A
2.750%(cc)	04/25/55	864	862,881
Series 2015-04, Class M1, 144A
3.750%(cc)	04/25/55	5,670	5,873,516
Series 2015-05, Class A1B, 144A
2.750%(cc)	05/25/55	708	707,462
Series 2016-01, Class A1B, 144A
2.750%(cc)	02/25/55	946	946,348
Series 2016-01, Class A3B, 144A
3.000%(cc)	02/25/55	1,377	1,380,079
Series 2016-02, Class A1A, 144A
2.750%(cc)	08/25/55	1,068	1,071,887
Series 2016-04, Class A1, 144A
2.250%(cc)	07/25/56	1,655	1,645,242

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2017-01, Class A1, 144A
2.750%(cc)	10/25/56	1,663	$1,674,374
Series 2017-01, Class M1, 144A
3.750%(cc)	10/25/56	3,850	3,979,082
Series 2017-02, Class A1, 144A
2.750%(cc)	04/25/57	820	825,379
Series 2017-03, Class A1, 144A
2.750%(cc)	07/25/57	1,553	1,558,929
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)
2.392%(c)	02/25/57	1,439	1,435,120
Series 2018-01, Class A1, 144A
3.000%(cc)	01/25/58	396	400,413
Series 2018-02, Class A1, 144A
3.250%(cc)	03/25/58	8,051	8,185,884
Series 2018-03, Class A1, 144A
3.750%(cc)	05/25/58	9,535	9,860,308

			46,999,318

Student Loans — 0.4%
Navient Private Education Loan Trust,
Series 2017-A, Class A2A, 144A
2.880%	12/16/58	1,580	1,591,602
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A1, 144A
2.530%	02/18/42	1,022	1,022,986
Series 2018-A, Class A2, 144A
3.190%	02/18/42	3,800	3,864,001
Series 2019-CA, Class A1, 144A
2.820%	02/15/68	4,717	4,737,668
Series 2019-FA, Class A2, 144A
2.600%	08/15/68	5,955	5,952,458
Series 2019-GA, Class A, 144A
2.400%	10/15/68	7,555	7,525,730
Navient Student Loan Trust,
Series 2018-01A, Class A2, 144A, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.000%)
2.142%(c)	03/25/67	2,500	2,496,452
Series 2018-02A, Class A2, 144A, 1 Month LIBOR + 0.380% (Cap N/A, Floor 0.000%)
2.172%(c)	03/25/67	6,218	6,205,439
SLM Student Loan Trust,
Series 2008-05, Class A4, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
3.640%(c)	07/25/23	1,880	1,895,811
Series 2008-09, Class A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
3.440%(c)	04/25/23	1,752	1,753,857
SMB Private Education Loan Trust,
Series 2015-B, Class A2A, 144A
2.980%	07/15/27	1,195	1,202,832
Series 2015-C, Class A3, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)
3.690%(c)	08/16/32	4,305	4,402,603
Series 2016-A, Class A2A, 144A
2.700%	05/15/31	888	892,682
Series 2016-B, Class A2A, 144A
2.430%	02/17/32	2,171	2,167,962

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
Series 2016-C, Class A2A, 144A
2.340%	09/15/34	1,331	$1,327,629
Series 2018-A, Class A2A, 144A
3.500%	02/15/36	6,545	6,749,501
Series 2018-B, Class A2B, 144A, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.000%)
2.460%(c)	01/15/37	3,810	3,788,845
Series 2018-C, Class A2A, 144A
3.630%	11/15/35	4,700	4,868,206

			62,446,264

TOTAL ASSET-BACKED SECURITIES (cost $438,317,759)			441,554,774

BANK LOAN — 0.0%
Media
iHeartCommunications, Inc.,
Term Loan, 1 Month LIBOR + 4.000%
5.691%(c)	05/01/26	1	916

(cost $1,112)

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
225 Liberty Street Trust,
Series 2016-225L, Class A, 144A
3.597%	02/10/36	1,640	1,730,125
280 Park Avenue Mortgage Trust,
Series 2017-280P, Class A, 144A, 1 Month LIBOR + 0.880% (Cap N/A, Floor 0.880%)
2.620%(c)	09/15/34	3,176	3,176,349
Ashford Hospitality Trust,
Series 2018-ASHF, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
2.640%(c)	04/15/35	3,278	3,261,774
Series 2018-ASHF, Class B, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
2.990%(c)	04/15/35	3,185	3,172,888
Atrium Hotel Portfolio Trust,
Series 2017-ATRM, Class A, 144A, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.930%)
2.670%(c)	12/15/36	7,055	7,031,310
BANK,
Series 2017-BNK04, Class B
3.999%	05/15/50	2,020	2,149,412
Series 2017-BNK05, Class C
4.256%(cc)	06/15/60	1,580	1,661,447
Series 2019-BN21, Class AS
3.093%	10/17/52	4,045	4,056,424
Series 2019-BN23, Class B
3.455%	12/15/52	5,960	6,099,670
Benchmark Mortgage Trust,
Series 2018-B03, Class AS
4.195%(cc)	04/10/51	2,165	2,364,357
BX Commercial Mortgage Trust,
Series 2019-IMC, Class B, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.040%(c)	04/15/34	9,770	9,757,515

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BX Trust,
Series 2018-BILT, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
2.540%(c)	05/15/30	5,200	$5,177,450
BXP Trust,
Series 2017-GM, Class A, 144A
3.379%	06/13/39	6,290	6,589,939
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class AS
3.116%	11/15/52	9,790	9,906,166
CD Mortgage Trust,
Series 2018-CD07, Class C
4.851%(cc)	08/15/51	2,475	2,689,702
CGGS Commercial Mortgage Trust,
Series 2018-WSS, Class B, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
2.840%(c)	02/15/37	3,400	3,383,524
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class AS
4.026%	05/10/47	3,000	3,161,301
Series 2015-GC27, Class A5
3.137%	02/10/48	2,205	2,278,450
Series 2015-GC27, Class AS
3.571%	02/10/48	1,190	1,238,333
Series 2016-P03, Class A3
3.063%	04/15/49	2,675	2,761,773
Series 2018-B02, Class C
4.673%(cc)	03/10/51	2,545	2,696,760
Commercial Mortgage Trust,
Series 2015-CR25, Class C
4.540%(cc)	08/10/48	1,700	1,756,640
Series 2015-LC21, Class B
4.299%(cc)	07/10/48	3,055	3,272,964
Series 2015-LC23, Class A2
3.221%	10/10/48	7,785	7,825,443
Series 2015-PC01, Class B
4.436%(cc)	07/10/50	1,505	1,592,339
Series 2016-DC02, Class A5
3.765%	02/10/49	1,810	1,931,906
Credit Suisse Mortgage Trust,
Series 2019-ICE04, Class C, 144A, 1 Month LIBOR + 1.430% (Cap N/A, Floor 1.430%)
3.170%(c)	05/15/36	6,815	6,815,667
CSAIL Commercial Mortgage Trust,
Series 2016-C06, Class A5
3.090%	01/15/49	2,795	2,886,366
DBUBS Mortgage Trust,
Series 2017-BRBK, Class B, 144A
3.530%(cc)	10/10/34	2,820	2,922,801
FREMF Mortgage Trust,
Series 2019-K92, Class B, 144A
4.194%(cc)	05/25/29	1,965	2,064,318
Great Wolf Trust,
Series 2019-WOLF, Class C, 144A, 1 Month LIBOR + 1.633% (Cap N/A, Floor 1.633%)
3.355%(c)	12/15/29	3,180	3,176,254

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust,
Series 2019-SOHO, Class C, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.040%(c)	06/15/36	6,370	$6,369,666
GS Mortgage Securities Trust,
Series 2015-GC34, Class A4
3.506%	10/10/48	4,515	4,759,677
Series 2018-GS09, Class AS
4.141%(cc)	03/10/51	2,945	3,173,974
Hilton Orlando Trust,
Series 2018-ORL, Class A, 144A, 1 Month LIBOR + 0.770% (Cap N/A, Floor 0.770%)
2.510%(c)	12/15/34	6,790	6,787,774
Independence Plaza Trust,
Series 2018-INDP, Class B, 144A
3.911%	07/10/35	4,555	4,708,563
Series 2018-INDP, Class C, 144A
4.158%	07/10/35	10,025	10,395,051
InTown Hotel Portfolio Trust,
Series 2018-STAY, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
2.440%(c)	01/15/33	1,525	1,520,184
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class B
4.341%(cc)	08/15/47	2,630	2,762,873
Series 2014-C24, Class A5
3.639%	11/15/47	895	944,924
Series 2015-C31, Class A3
3.801%	08/15/48	5,253	5,610,025
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C08, Class A3
2.829%	10/15/45	1,893	1,921,260
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class A4
3.732%	05/15/48	10,212	10,862,129
Series 2015-C24, Class AS
4.036%(cc)	05/15/48	825	884,297
Series 2017-C34, Class C
4.185%(cc)	11/15/52	2,065	2,133,880
Morgan Stanley Capital I Trust,
Series 2015-MS01, Class AS
4.031%(cc)	05/15/48	325	344,849
Series 2017-H01, Class AS
3.773%	06/15/50	3,875	4,082,432
MSCG Trust,
Series 2018-SELF, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
2.640%(c)	10/15/37	4,610	4,601,354
Palisades Center Trust,
Series 2016-PLSD, Class A, 144A
2.713%	04/13/33	6,255	6,222,163
RETL,
Series 2019-RVP, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
2.890%(c)	03/15/36	3,870	3,872,367

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS Commercial Mortgage Trust,
Series 2017-C05, Class AS
3.777%(cc)	11/15/50		2,000	$2,114,434
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS02, Class C
4.313%(cc)	07/15/58		545	573,189
Series 2016-C33, Class A3
3.162%	03/15/59		2,675	2,772,949
Series 2017-C38, Class AS
3.665%(cc)	07/15/50		1,804	1,879,853
Series 2019-C50, Class B
4.192%	05/15/52		1,895	2,036,625
WFRBS Commercial Mortgage Trust,
Series 2014-C19, Class A5
4.101%	03/15/47		3,500	3,736,969
Series 2014-C19, Class AS
4.271%	03/15/47		2,775	2,946,709
Series 2014-C19, Class B
4.723%(cc)	03/15/47		969	1,022,087
Series 2014-C20, Class A4
3.723%	05/15/47		2,775	2,878,567
Worldwide Plaza Trust,
Series 2017-WWP, Class A, 144A
3.526%	11/10/36		4,105	4,317,758

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $221,689,032)				224,825,949

CONVERTIBLE BONDS — 0.0%
Auto Manufacturers — 0.0%
Tesla, Inc.,
Sr. Unsec’d. Notes
1.250%	03/01/21	(a)	565	720,171

Pipelines — 0.0%
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	03/15/45		102	80,330

TOTAL CONVERTIBLE BONDS (cost $600,848)				800,501

CORPORATE BONDS — 14.4%
Advertising — 0.1%
Lamar Media Corp.,
Gtd. Notes
5.750%	02/01/26	(a)	1,325	1,405,952
MDC Partners, Inc.,
Gtd. Notes, 144A
6.500%	05/01/24	(a)	2,113	1,914,587
Omnicom Group, Inc./Omnicom Capital, Inc.,
Sr. Unsec’d. Notes
3.650%	11/01/24		4,240	4,479,840
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A
5.000%	08/15/27	(a)	1,035	1,081,916
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A
8.875%	12/15/27		2,350	2,482,284

Interest Rate	Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (continued)
Advertising (continued)
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.750%	09/19/24		5,825	$6,137,483

				17,502,062

Aerospace & Defense — 0.1%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	12/01/24		310	326,286
8.750%	12/01/21	(a)	1,625	1,782,508
Moog, Inc.,
Gtd. Notes, 144A
4.250%	12/15/27	(a)	330	335,881
TransDigm, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26	(a)	4,185	4,537,717

				6,982,392

Agriculture — 0.3%
Altria Group, Inc.,
Gtd. Notes
4.800%	02/14/29	(a)	9,240	10,279,617
5.800%	02/14/39		3,065	3,600,396
5.950%	02/14/49		3,240	3,917,441
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
3.950%	06/15/25		4,500	4,743,929
Bunge Ltd. Finance Corp.,
Gtd. Notes
3.750%	09/25/27		5,350	5,479,145
Darling Ingredients, Inc.,
Gtd. Notes, 144A
5.250%	04/15/27	(a)	1,265	1,344,473
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.950%	07/21/20		5,615	5,633,944
MHP Lux SA (Ukraine),
Gtd. Notes, 144A
6.250%	09/19/29		1,285	1,262,128
Mriya Farming PLC (United Kingdom),
Sub. Notes, 144A, EMTN
2.000%(cc)	12/21/99	^	158	4,626
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
3.250%	11/01/22		2,685	2,701,278
4.000%	06/12/22		2,604	2,710,701
4.450%	06/12/25		5,950	6,400,812
5.700%	08/15/35		208	240,344
6.150%	09/15/43		229	265,327
7.250%	06/15/37		610	787,844

				49,372,005

Airlines — 0.2%
Air Canada (Canada),
Gtd. Notes, 144A
7.750%	04/15/21		525	559,091

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (continued)
American Airlines 2013-1 Class B Pass-Through Trust,
Pass-Through Certificates, 144A
5.625%	07/15/22		71	$71,815
American Airlines 2014-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.375%	04/01/24		296	303,068
American Airlines 2015-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.700%	11/01/24		3,479	3,527,619
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29		2,596	2,711,268
American Airlines 2016-3 Class B Pass-Through Trust,
Pass-Through Certificates
3.750%	04/15/27		2,560	2,580,182
American Airlines 2017-1 Class B Pass-Through Trust,
Pass-Through Certificates
3.850%	08/15/29		1,240	1,259,496
American Airlines 2017-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.350%	04/15/31		1,898	1,931,918
American Airlines 2017-2 Class B Pass-Through Trust,
Pass-Through Certificates
3.700%	04/15/27		3,775	3,793,894
Azul Investments LLP (Brazil),
Gtd. Notes, 144A
5.875%	10/26/24	(a)	2,775	2,881,878
Latam Finance Ltd. (Chile),
Gtd. Notes
7.000%	03/01/26		1,300	1,407,924
SriLankan Airlines Ltd. (Sri Lanka),
Gov’t. Gtd. Notes
7.000%	06/25/24		1,120	1,105,887
United Airlines 2019-2 Class A Pass-Through Trust,
Pass-Through Certificates
2.900%	11/01/29		1,290	1,282,425
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33		805	808,321
United Airlines 2019-2 Class B Pass-Through Trust,
Pass-Through Certificates
3.500%	11/01/29		1,335	1,341,500
US Airways 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.625%	12/03/26		1,316	1,417,790
US Airways 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.950%	05/15/27		1,419	1,490,430
Virgin Australia Holdings Ltd. (Australia),
Gtd. Notes, 144A
7.875%	10/15/21		520	537,648
8.125%	11/15/24	(a)	735	727,892

				29,740,046

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Apparel — 0.0%
William Carter Co. (The),
Gtd. Notes, 144A
5.625%	03/15/27	(a)	895	$960,476

Auto Manufacturers — 0.4%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.350%	11/01/22	(a)	3,105	3,138,226
3.813%	10/12/21		5,680	5,778,002
5.085%	01/07/21		2,156	2,206,223
5.750%	02/01/21	(a)	674	695,374
General Motors Co.,
Sr. Unsec’d. Notes
5.950%	04/01/49	(a)	3,425	3,804,212
6.250%	10/02/43		230	256,405
General Motors Financial Co., Inc.,
Gtd. Notes
4.000%	10/06/26		1,810	1,886,952
4.300%	07/13/25	(a)	3,790	4,044,636
4.350%	04/09/25		1,745	1,863,744
5.250%	03/01/26	(a)	9,715	10,772,005
Sr. Unsec’d. Notes
5.100%	01/17/24		6,745	7,319,125
Tesla, Inc.,
Gtd. Notes, 144A
5.300%	08/15/25	(a)	1,755	1,702,799
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
2.850%	09/26/24	(a)	2,275	2,308,267
3.200%	09/26/26	(a)	4,270	4,377,794
4.625%	11/13/25		1,655	1,829,648
4.750%	11/13/28	(a)	3,770	4,263,762

				56,247,174

Auto Parts & Equipment — 0.1%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.,
Gtd. Notes, 144A
8.500%	05/15/27		4,750	5,047,166
Sr. Sec’d. Notes, 144A
6.250%	05/15/26	(a)	2,150	2,323,493

				7,370,659

Banks — 1.5%
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A, MTN
4.263%(ff)	04/10/25		3,865	4,091,230
Akbank T.A.S. (Turkey),
Sub. Notes, EMTN
7.200%(ff)	03/16/27		2,900	2,838,117
Banco de Bogota SA (Colombia),
Sr. Unsec’d. Notes, 144A
4.375%	08/03/27		5,600	5,940,421
Banco do Brasil SA (Brazil),
Jr. Sub. Notes
6.250%(ff)	—	(rr)	200	203,397
9.000%(ff)	—	(rr)	4,980	5,676,435

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
Banco Macro SA (Argentina),
Sr. Unsec’d. Notes, 144A
17.500%	05/08/22		ARS	3,700	$22,500
Banco Nacional de Costa Rica (Costa Rica),
Sr. Unsec’d. Notes
5.875%	04/25/21			920	941,211
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	09/20/22			1,550	1,597,515
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico),
Jr. Sub. Notes
8.500%(ff)	—	(a)(rr)		1,500	1,591,799
Bangkok Bank PCL (Thailand),
Sub. Notes, 144A, MTN
3.733%(ff)	09/25/34			725	736,742
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
3.248%	10/21/27			26,915	28,078,245
3.559%(ff)	04/23/27			5,635	5,952,373
Sub. Notes, MTN
4.250%	10/22/26			5,600	6,107,509
Barclays Bank PLC (United Kingdom),
Sub. Notes
5.140%	10/14/20			4,370	4,458,737
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.684%	01/10/23			4,680	4,797,024
3.932%(ff)	05/07/25			3,105	3,260,590
4.610%(ff)	02/15/23			5,240	5,470,426
Sr. Unsec’d. Notes, MTN
4.338%(ff)	05/16/24			2,155	2,269,682
BBVA Bancomer SA (Mexico),
Sr. Unsec’d. Notes, 144A
4.375%	04/10/24			5,305	5,650,453
Sub. Notes
5.125%(ff)	01/18/33			1,200	1,209,505
5.350%(ff)	11/12/29			600	606,176
CIT Group, Inc.,
Sr. Unsec’d. Notes
4.125%	03/09/21			500	509,801
5.250%	03/07/25			540	597,451
Sub. Notes
6.125%	03/09/28	(a)		490	578,928
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.887%(ff)	01/10/28	(a)		7,560	8,137,923
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes
7.125%(ff)	—	(rr)		1,025	1,102,512
Sr. Unsec’d. Notes, 144A
2.593%(ff)	09/11/25			4,415	4,425,755
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
2.000%	09/08/21			2,400	2,390,267
3.001%(ff)	09/20/22			1,190	1,200,416
3.244%(ff)	12/20/25			2,030	2,052,400

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
3.875%	09/12/23		1,105	$1,146,293
5.375%	01/12/24	(a)	3,450	3,790,198
Sr. Unsec’d. Notes, 144A, MTN
2.700%	03/02/22	(a)	2,455	2,470,710
DNB Bank ASA (Norway),
Jr. Sub. Notes
6.500%(ff)	—	(rr)	730	773,440
Emirates NBD Bank PJSC (United Arab Emirates),
Jr. Sub. Notes
6.125%(ff)	—	(rr)	1,400	1,473,353
First Abu Dhabi Bank PJSC (United Arab Emirates),
Jr. Sub. Notes
5.250%(ff)	—	(rr)	6,300	6,349,709
FirstRand Bank Ltd. (South Africa),
Sub. Notes
6.250%(ff)	04/23/28		1,000	1,061,219
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.500%	11/16/26		14,610	15,369,099
3.691%(ff)	06/05/28		8,450	8,982,425
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.900%	05/25/26		3,965	4,224,180
4.292%(ff)	09/12/26		365	394,777
Itau Unibanco Holding SA (Brazil),
Jr. Sub. Notes, 144A, MTN
6.125%(ff)	—	(rr)	655	683,263
6.500%(ff)	—	(rr)	850	896,593
Sub. Notes, EMTN
5.650%	03/19/22		955	1,005,446
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.950%	10/01/26	(a)	19,905	20,515,962
3.200%	06/15/26		2,385	2,489,948
3.900%	07/15/25	(a)	5,415	5,845,858
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
3.125%	07/27/26		480	495,819
Sub. Notes, MTN
4.875%	11/01/22		13,740	14,728,118
5.000%	11/24/25		1,620	1,824,026
NBK Tier 1 Financing 2 Ltd. (Kuwait),
Gtd. Notes, 144A
4.500%(ff)	—	(rr)	1,445	1,442,406
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.498%(ff)	05/15/23		6,368	6,521,985
3.875%	09/12/23		4,060	4,249,065
Sub. Notes
5.125%	05/28/24	(a)	3,190	3,461,698
6.125%	12/15/22		105	114,881
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.571%	01/10/23		3,845	3,933,941
Standard Chartered PLC (United Kingdom),
Jr. Sub. Notes, 144A
7.500%(ff)	—	(rr)	985	1,060,959

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Turkiye Garanti Bankasi A/S (Turkey),
Sub. Notes
6.125%(ff)	05/24/27		2,410	$2,286,424

				230,087,335

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.750%	01/23/29		1,440	1,669,341
5.550%	01/23/49		10,145	13,153,749

				14,823,090

Building Materials — 0.1%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22		580	581,659
3.750%	05/01/28		7,560	7,609,194
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes
7.750%	04/16/26	(a)	2,225	2,426,960
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
4.250%	07/02/24		4,475	4,784,691
PGT Escrow Issuer, Inc.,
Gtd. Notes, 144A
6.750%	08/01/26		2,220	2,377,712
St. Marys Cement, Inc. Canada (Brazil),
Gtd. Notes
5.750%	01/28/27		455	510,805
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
6.500%	03/15/27		2,360	2,546,854

				20,837,875

Chemicals — 0.4%
Blue Cube Spinco LLC,
Gtd. Notes
10.000%	10/15/25		650	719,406
Braskem Finance Ltd. (Brazil),
Gtd. Notes
7.375%	—	(a)(rr)	2,678	2,714,645
Braskem Idesa SAPI (Mexico),
Sr. Sec’d. Notes, 144A
7.450%	11/15/29		1,080	1,151,872
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
4.625%	03/14/23		8,200	8,623,089
CNRC Capitale Ltd. (China),
Gtd. Notes
3.900%(ff)	—	(rr)	500	506,226
CVR Partners LP/CVR Nitrogen Finance Corp.,
Sec’d. Notes, 144A
9.250%	06/15/23		875	916,070
Element Solutions, Inc.,
Gtd. Notes, 144A
5.875%	12/01/25	(a)	2,320	2,425,266

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals (continued)
Equate Petrochemical BV (Kuwait),
Gtd. Notes
3.000%	03/03/22			2,070	$2,078,843
Gtd. Notes, EMTN
4.250%	11/03/26			9,360	10,010,925
Israel Chemicals Ltd. (Israel),
Sr. Unsec’d. Notes, 144A
6.375%	05/31/38			8,400	9,980,970
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA (Canada),
Sr. Sec’d. Notes, 144A
8.375%	12/01/22			2,835	2,963,178
Kraton Polymers LLC/Kraton Polymers Capital Corp.,
Gtd. Notes, 144A
5.250%	05/15/26		EUR	325	377,394
7.000%	04/15/25	(a)		1,600	1,642,846
Neon Holdings, Inc.,
Sr. Sec’d. Notes, 144A
10.125%	04/01/26			695	689,947
OCI NV (Netherlands),
Sr. Sec’d. Notes, 144A
6.625%	04/15/23	(a)		3,590	3,754,252
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24			7,500	8,139,887
Solvay Finance America LLC (Belgium),
Gtd. Notes, 144A
4.450%	12/03/25			4,730	5,127,140
Univar Solutions USA, Inc.,
Gtd. Notes, 144A
5.125%	12/01/27			1,890	1,971,473

					63,793,429

Commercial Services — 0.2%
AMN Healthcare, Inc.,
Gtd. Notes, 144A
5.125%	10/01/24			1,550	1,609,383
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
5.750%	07/15/27	(a)		1,365	1,426,201
6.375%	04/01/24			763	792,305
Experian Finance PLC (United Kingdom),
Gtd. Notes, 144A
4.250%	02/01/29			1,385	1,524,094
Gartner, Inc.,
Gtd. Notes, 144A
5.125%	04/01/25			230	239,690
Hertz Corp. (The),
Gtd. Notes, 144A
6.000%	01/15/28			880	882,300
7.125%	08/01/26	(a)		1,405	1,521,148
Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
Gtd. Notes, 144A
6.375%	08/01/23			770	795,893
Korn Ferry,
Sr. Unsec’d. Notes, 144A
4.625%	12/15/27			1,925	1,941,594

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (continued)
Laureate Education, Inc.,
Gtd. Notes, 144A
8.250%	05/01/25		2,300	$2,479,618
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23		1,357	1,422,296
Sr. Sec’d. Notes, 144A
5.750%	04/15/26	(a)	740	804,885
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26	(a)	5,955	6,708,242
Sr. Sec’d. Notes, 144A
6.250%	05/15/26		680	743,085
Service Corp. International,
Sr. Unsec’d. Notes
8.000%	11/15/21		350	384,460
ServiceMaster Co. LLC (The),
Gtd. Notes, 144A
5.125%	11/15/24		1,865	1,933,719
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.375%	03/22/27		1,255	1,279,443
4.125%	02/02/26		3,405	3,610,887
United Rentals North America, Inc.,
Gtd. Notes
6.500%	12/15/26		675	742,829

				30,842,072

Computers — 0.0%
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
4.900%	10/01/26		5,250	5,778,089
Harland Clarke Holdings Corp.,
Sr. Sec’d. Notes, 144A
8.375%	08/15/22		570	464,645

				6,242,734

Cosmetics/Personal Care — 0.0%
Avon International Operations, Inc. (United Kingdom),
Sr. Sec’d. Notes, 144A
7.875%	08/15/22		825	859,555

Distribution/Wholesale — 0.0%
American Builders & Contractors Supply Co., Inc.,
Gtd. Notes, 144A
5.875%	05/15/26	(a)	1,240	1,316,920
H&E Equipment Services, Inc.,
Gtd. Notes
5.625%	09/01/25	(a)	1,185	1,244,661
HD Supply, Inc.,
Gtd. Notes, 144A
5.375%	10/15/26		1,315	1,396,940
IAA, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	06/15/27	(a)	430	459,640

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Distribution/Wholesale (continued)
Performance Food Group, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	10/15/27		1,045	$1,115,542

				5,533,703

Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.500%	01/15/25		445	459,355
4.625%	07/01/22		7,415	7,831,119
4.875%	01/16/24		1,140	1,237,112
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26	(a)	1,990	2,137,866
Sr. Unsec’d. Notes, 144A
9.750%	07/15/27		1,605	1,716,052
Ally Financial, Inc.,
Sr. Unsec’d. Notes
5.125%	09/30/24	(a)	225	248,109
Sub. Notes
5.750%	11/20/25	(a)	1,270	1,424,332
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.950%	07/01/24		1,125	1,173,726
4.375%	05/01/26		2,395	2,541,242
5.125%	10/01/23		5,675	6,115,174
5.250%	05/15/24		2,080	2,274,026
5.500%	01/15/23		565	608,659
Banco BTG Pactual SA (Brazil),
Sub. Notes
7.750%(ff)	02/15/29		1,095	1,162,024
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23		15,811	16,341,208
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.800%	01/31/28	(a)	3,695	3,964,361
4.250%	04/30/25	(a)	4,470	4,864,063
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		5,145	5,445,969
4.100%	02/09/27	(a)	9,100	9,798,538
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
3.373%	11/15/25	(a)	4,540	4,725,659
4.418%	11/15/35	(a)	21,385	22,811,440
LPL Holdings, Inc.,
Gtd. Notes, 144A
5.750%	09/15/25	(a)	1,070	1,121,007
Navient Corp.,
Sr. Unsec’d. Notes
6.750%	06/25/25	(a)	515	570,667
7.250%	09/25/23	(a)	695	786,118
Sr. Unsec’d. Notes, MTN
6.125%	03/25/24	(a)	1,300	1,409,128
7.250%	01/25/22		55	59,798
8.000%	03/25/20		88	89,100

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
4.500%	03/15/23		740	$776,395
5.250%	08/15/22		2,150	2,293,045
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.250%	01/15/28		1,390	1,435,272
5.750%	05/01/25		1,155	1,196,338
Springleaf Finance Corp.,
Gtd. Notes
6.125%	03/15/24	(a)	760	833,593
6.625%	01/15/28		275	310,011
7.125%	03/15/26	(a)	510	590,002
8.250%	10/01/23		505	587,682
Synchrony Financial,
Sr. Unsec’d. Notes
3.700%	08/04/26		655	677,718
4.250%	08/15/24		855	913,018
4.375%	03/19/24		1,420	1,514,099
Tarjeta Naranja SA (Argentina),
Sr. Unsec’d. Notes, 144A, MTN, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.500% (Cap N/A, Floor 15.000%)
61.771%(c)	04/11/22		1,825	379,052

				112,422,077

Electric — 1.2%
AC Energy Finance International Ltd. (Philippines),
Gtd. Notes
5.650%	—	(rr)	1,111	1,128,994
AES Corp.,
Sr. Unsec’d. Notes
5.125%	09/01/27	(a)	935	997,871
6.000%	05/15/26	(a)	1,385	1,477,279
Ausgrid Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.850%	05/01/23		2,260	2,351,573
4.350%	08/01/28		3,535	3,848,119
CA La Electricidad de Caracas (Venezuela),
Sr. Unsec’d. Notes
8.500%	04/10/18	(d)	900	36,000
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	03/15/28		1,420	1,447,943
Clearway Energy Operating LLC,
Gtd. Notes
5.750%	10/15/25	(a)	960	1,013,198
Cometa Energia SA de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	04/24/35		2,423	2,639,880
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24		585	630,712
Consorcio Transmantaro SA (Peru),
Sr. Unsec’d. Notes, 144A
4.700%	04/16/34	(a)	380	418,500

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Drax Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.625%	11/01/25		705	$749,433
Edison International,
Sr. Unsec’d. Notes
2.400%	09/15/22	(a)	305	303,424
Enel Americas SA (Chile),
Sr. Unsec’d. Notes
4.000%	10/25/26	(a)	4,585	4,746,384
Enel Chile SA (Chile),
Sr. Unsec’d. Notes
4.875%	06/12/28	(a)	5,400	6,001,964
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.750%	04/06/23		7,395	7,445,316
3.625%	05/25/27		10,495	10,882,715
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes
7.125%	02/11/25		20,900	21,437,516
Sr. Unsec’d. Notes, 144A, MTN
8.450%	08/10/28		5,200	5,620,307
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series B
3.900%	07/15/27		16,475	17,621,734
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25		5,520	5,949,055
Instituto Costarricense de Electricidad (Costa Rica),
Sr. Unsec’d. Notes
6.375%	05/15/43		200	165,316
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		8,995	9,781,912
Mong Duong Finance Holdings BV (Vietnam),
Sr. Sec’d. Notes
5.125%	05/07/29		600	615,221
Sr. Sec’d. Notes, 144A
5.125%	05/07/29		775	794,660
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	09/15/24	(a)	715	744,175
4.500%	09/15/27	(a)	1,600	1,670,145
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28	(a)	1,795	1,956,282
6.625%	01/15/27		1,865	2,028,557
7.250%	05/15/26		2,160	2,359,807
Gtd. Notes, 144A
5.250%	06/15/29		925	1,003,162
Sr. Sec’d. Notes, 144A
3.750%	06/15/24		630	651,150
4.450%	06/15/29		2,055	2,157,841
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
3.875%	07/17/29		2,265	2,363,925
4.875%	07/17/49		440	475,198
6.250%	01/25/49		745	963,901

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Sr. Unsec’d. Notes, 144A, MTN
4.375%	02/05/50		320	$324,215
Sr. Unsec’d. Notes, EMTN
4.125%	05/15/27		2,100	2,213,432
5.250%	10/24/42		700	784,027
Ruwais Power Co. PJSC (United Arab Emirates),
Sr. Sec’d. Notes
6.000%	08/31/36		740	912,196
Sempra Energy,
Sr. Unsec’d. Notes
3.250%	06/15/27		1,586	1,634,374
3.400%	02/01/28	(a)	11,380	11,796,535
3.800%	02/01/38	(a)	2,875	2,995,346
4.000%	02/01/48	(a)	1,675	1,747,831
Southern Co. (The),
Sr. Unsec’d. Notes
3.250%	07/01/26		4,545	4,714,913
State Grid Overseas Investment 2013 Ltd. (China),
Gtd. Notes
4.375%	05/22/43		1,605	1,867,666
State Grid Overseas Investment 2014 Ltd. (China),
Gtd. Notes
4.125%	05/07/24		1,600	1,711,139
4.850%	05/07/44		1,200	1,495,501
State Grid Overseas Investment 2016 Ltd. (China),
Gtd. Notes
2.875%	05/18/26		1,500	1,513,659
Terraform Global Operating LLC,
Gtd. Notes, 144A
6.125%	03/01/26		1,370	1,424,611
Vistra Energy Corp.,
Gtd. Notes, 144A
8.000%	01/15/25		200	207,940
8.125%	01/30/26		3,195	3,387,482
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		645	675,040
5.500%	09/01/26		975	1,034,329
5.625%	02/15/27		1,335	1,409,250
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		5,445	5,536,343
3.700%	01/30/27	(a)	4,845	4,813,182
4.300%	07/15/29		6,225	6,324,723

				183,002,903

Electrical Components & Equipment — 0.0%
Energizer Holdings, Inc.,
Gtd. Notes, 144A
6.375%	07/15/26	(a)	1,275	1,361,795
7.750%	01/15/27	(a)	2,965	3,315,547

				4,677,342

Electronics — 0.1%
ADT Security Corp. (The),
Sr. Sec’d. Notes
6.250%	10/15/21	(a)	505	536,642

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electronics (continued)
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
4.000%	04/01/25		4,035	$4,225,506
Avnet, Inc.,
Sr. Unsec’d. Notes
3.750%	12/01/21		4,845	4,945,034
4.625%	04/15/26		2,135	2,273,478
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
4.600%	04/06/27	(a)	2,522	2,800,627
PerkinElmer, Inc.,
Sr. Unsec’d. Notes
3.300%	09/15/29		4,900	5,018,466

				19,799,753

Engineering & Construction — 0.1%
Aeropuerto Internacional de Tocumen SA (Panama),
Sr. Sec’d. Notes
5.625%	05/18/36	(a)	500	587,741
CCCI Treasure Ltd. (China),
Gtd. Notes
3.500%(ff)	—	(rr)	1,260	1,261,407
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
5.500%	07/31/47		12,400	12,808,120
Sr. Sec’d. Notes, 144A
5.500%	07/31/47	(a)	1,600	1,652,660
New Enterprise Stone & Lime Co., Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		1,250	1,310,150
Rutas 2 and 7 Finance Ltd.,
Sr. Sec’d. Notes, 144A
2.711%(s)	09/30/36		855	560,025

				18,180,103

Entertainment — 0.1%
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.750%	06/15/25	(a)	1,270	1,174,857
5.875%	11/15/26	(a)	1,750	1,578,691
Cedar Fair LP,
Gtd. Notes, 144A
5.250%	07/15/29	(a)	1,855	1,998,949
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.375%	06/01/24		470	482,700
5.375%	04/15/27		760	817,331
Churchill Downs, Inc.,
Gtd. Notes, 144A
5.500%	04/01/27	(a)	1,635	1,733,178
Eldorado Resorts, Inc.,
Gtd. Notes
6.000%	04/01/25		950	998,489
6.000%	09/15/26	(a)	960	1,060,271
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.250%	02/15/22		360	380,281

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (continued)
6.500%	02/15/25	(a)	265	$298,145
Lions Gate Capital Holdings LLC,
Gtd. Notes, 144A
6.375%	02/01/24	(a)	950	991,142
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
4.750%	10/15/27	(a)	735	760,683
Motion Bondco DAC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.625%	11/15/27	(a)	305	322,473
Scientific Games International, Inc.,
Gtd. Notes, 144A
7.000%	05/15/28	(a)	915	981,850
7.250%	11/15/29		1,005	1,091,513
8.250%	03/15/26	(a)	1,925	2,121,880
Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Canada),
Gtd. Notes, 144A
7.000%	07/15/26	(a)	3,155	3,415,458
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		955	1,026,537

				21,234,428

Environmental Control — 0.0%
Advanced Disposal Services, Inc.,
Gtd. Notes, 144A
5.625%	11/15/24	(a)	1,365	1,424,121
GFL Environmental, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.000%	06/01/26	(a)	1,395	1,473,267
8.500%	05/01/27		1,195	1,309,184

				4,206,572

Foods — 0.2%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes
6.625%	06/15/24	(a)	2,450	2,567,273
Gtd. Notes, 144A
5.875%	02/15/28	(a)	1,525	1,622,142
7.500%	03/15/26	(a)	2,160	2,427,770
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25	(a)	2,680	2,762,386
BRF SA (Brazil),
Sr. Unsec’d. Notes
4.875%	01/24/30	(a)	1,500	1,545,391
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A
7.500%	04/15/25	(a)	2,090	2,096,068
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg),
Gtd. Notes, 144A
5.625%	08/15/26	(a)	865	796,751
Health & Happiness H&H International Holdings Ltd. (China),
Sec’d. Notes
5.625%	10/24/24		200	205,930

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (continued)
Minerva Luxembourg SA (Brazil),
Gtd. Notes, 144A
6.500%	09/20/26	(a)	2,050	$2,184,114
New Albertsons LP,
Sr. Unsec’d. Notes
7.450%	08/01/29		55	56,121
Post Holdings, Inc.,
Gtd. Notes, 144A
8.000%	07/15/25		1,010	1,081,099
Sigma Alimentos SA de CV (Mexico),
Gtd. Notes
4.125%	05/02/26		5,470	5,728,148
Sigma Finance Netherlands BV (Mexico),
Gtd. Notes
4.875%	03/27/28	(a)	5,200	5,612,867
Sigma Holdco BV (Netherlands),
Gtd. Notes, 144A
7.875%	05/15/26		1,045	1,044,722

				29,730,782

Forest Products & Paper — 0.1%
Cascades, Inc. (Canada),
Gtd. Notes, 144A
5.750%	07/15/23		755	774,415
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
3.875%	11/02/27		2,495	2,519,654
Sr. Unsec’d. Notes, 144A
4.200%	01/29/30	(a)	840	843,097
Mercer International, Inc. (Germany),
Sr. Unsec’d. Notes
5.500%	01/15/26	(a)	550	563,412
6.500%	02/01/24		1,075	1,114,849
Suzano Austria GmbH (Brazil),
Gtd. Notes
6.000%	01/15/29	(a)	1,700	1,920,124

				7,735,551

Gas — 0.1%
NiSource, Inc.,
Jr. Sub. Notes
5.650%(ff)	—	(rr)	815	836,069
Perusahaan Gas Negara Persero Tbk (Indonesia),
Sr. Unsec’d. Notes, 144A
5.125%	05/16/24		6,000	6,527,744

				7,363,813

Hand/Machine Tools — 0.0%
Apex Tool Group LLC/BC Mountain Finance, Inc.,
Gtd. Notes, 144A
9.000%	02/15/23		1,195	1,071,143
Colfax Corp.,
Gtd. Notes, 144A
6.000%	02/15/24	(a)	1,015	1,081,369
6.375%	02/15/26		1,150	1,255,573

				3,408,085

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Products — 0.1%
Avantor, Inc.,
Sr. Sec’d. Notes, 144A
6.000%	10/01/24		1,871	$1,996,394
Sr. Unsec’d. Notes, 144A
9.000%	10/01/25	(a)	10,431	11,673,896
Hill-Rom Holdings, Inc.,
Gtd. Notes, 144A
4.375%	09/15/27		560	575,078
Kinetic Concepts, Inc./KCI USA, Inc.,
Sec’d. Notes, 144A
12.500%	11/01/21		1,135	1,174,551

				15,419,919

Healthcare-Services — 0.3%
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
5.000%	07/15/27		625	655,871
Centene Corp.,
Sr. Unsec’d. Notes
6.125%	02/15/24	(a)	650	674,006
Sr. Unsec’d. Notes, 144A
4.250%	12/15/27		1,700	1,750,436
4.625%	12/15/29		3,160	3,327,756
DaVita, Inc.,
Gtd. Notes
5.125%	07/15/24	(a)	835	856,300
Eagle Holding Co. II LLC,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.625% or PIK 8.375%
7.625%	05/15/22		1,820	1,847,185
Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%
7.750%	05/15/22		2,665	2,704,185
Envision Healthcare Corp.,
Gtd. Notes, 144A
8.750%	10/15/26		1,305	816,018
HCA, Inc.,
Gtd. Notes
5.375%	09/01/26		1,135	1,266,146
5.625%	09/01/28	(a)	330	376,390
5.875%	02/01/29	(a)	1,000	1,155,893
7.500%	02/15/22		4,045	4,471,002
Humana, Inc.,
Sr. Unsec’d. Notes
3.850%	10/01/24		6,150	6,542,270
Kaiser Foundation Hospitals,
Gtd. Notes
3.500%	04/01/22		1,785	1,839,452
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23	(a)	1,670	1,712,454
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/22	(a)	1,310	1,394,415
RegionalCare Hospital Partners Holdings, Inc.,
Sr. Sec’d. Notes, 144A
8.250%	05/01/23		935	992,624

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A
9.750%	12/01/26		2,600	$2,942,640
Select Medical Corp.,
Gtd. Notes, 144A
6.250%	08/15/26	(a)	1,150	1,244,633
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
6.250%	02/01/27	(a)	555	598,924
Sr. Unsec’d. Notes
8.125%	04/01/22	(a)	2,625	2,902,154
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/39	(a)	1,215	1,276,367
3.700%	12/15/25		825	890,947
3.875%	12/15/28		1,240	1,369,242
4.450%	12/15/48		3,350	3,993,242
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25		1,445	1,506,946
Sr. Unsec’d. Notes, 144A
5.375%	08/15/26	(a)	660	704,273

				49,811,771

Home Builders — 0.0%
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.875%	04/15/23		735	793,603

Home Furnishings — 0.0%
Controladora Mabe SA de CV (Mexico),
Gtd. Notes
5.600%	10/23/28		300	330,587
Gtd. Notes, 144A
5.600%	10/23/28		730	804,427
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26		530	558,869
5.625%	10/15/23		705	726,078

				2,419,961

Household Products/Wares — 0.0%
Prestige Brands, Inc.,
Gtd. Notes, 144A
5.125%	01/15/28	(a)	1,715	1,796,675
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25	(a)	480	502,308
Gtd. Notes, 144A
5.000%	10/01/29		715	738,971

				3,037,954

Housewares — 0.0%
Turkiye Sise ve Cam Fabrikalari A/S (Turkey),
Gtd. Notes, 144A
6.950%	03/14/26		1,495	1,582,980

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance — 0.3%
Acrisure LLC/Acrisure Finance, Inc.,
Sr. Sec’d. Notes, 144A
8.125%	02/15/24		1,805	$1,961,817
Sr. Unsec’d. Notes, 144A
10.125%	08/01/26		650	698,234
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
3.900%	04/06/28		6,225	6,655,477
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/27	(a)	800	858,179
American International Group, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/26		720	771,224
AmWINS Group, Inc.,
Gtd. Notes, 144A
7.750%	07/01/26		2,040	2,254,010
AXA Equitable Holdings, Inc.,
Sr. Unsec’d. Notes
3.900%	04/20/23		1,910	2,003,272
4.350%	04/20/28	(a)	6,985	7,551,630
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
5.250%	05/30/25		6,265	6,957,123
Fidelity National Financial, Inc.,
Sr. Unsec’d. Notes
4.500%	08/15/28		3,580	3,895,692
GTCR AP Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.000%	05/15/27		1,490	1,548,283
HUB International Ltd.,
Sr. Unsec’d. Notes, 144A
7.000%	05/01/26	(a)	1,430	1,517,165
Willis North America, Inc.,
Gtd. Notes
3.600%	05/15/24		6,405	6,698,323

				43,370,429

Internet — 0.5%
Baidu, Inc. (China),
Sr. Unsec’d. Notes
2.875%	07/06/22	(a)	8,965	9,045,936
3.875%	09/29/23		6,995	7,283,851
4.375%	03/29/28		5,040	5,461,117
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
2.750%	03/15/23		2,675	2,732,053
Expedia Group, Inc.,
Gtd. Notes
5.000%	02/15/26	(a)	19,545	21,301,291
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A
5.250%	12/01/27		1,680	1,766,428
Match Group, Inc.,
Sr. Unsec’d. Notes
6.375%	06/01/24		1,300	1,365,988

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet (continued)
Sr. Unsec’d. Notes, 144A
5.625%	02/15/29	(a)	945	$1,008,906
Netflix, Inc.,
Sr. Unsec’d. Notes
5.750%	03/01/24	(a)	2,010	2,226,740
5.875%	11/15/28	(a)	2,715	3,012,686
6.375%	05/15/29		2,285	2,611,842
Sr. Unsec’d. Notes, 144A
5.375%	11/15/29	(a)	975	1,039,083
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.800%	02/11/25		12,980	13,667,614
Uber Technologies, Inc.,
Gtd. Notes, 144A
7.500%	09/15/27	(a)	420	431,520
8.000%	11/01/26		2,530	2,635,661
VeriSign, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25	(a)	1,045	1,153,083
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.375%	05/15/25	(a)	2,098	2,168,065
Gtd. Notes, 144A
5.750%	01/15/27	(a)	1,286	1,312,165

				80,224,029

Investment Companies — 0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
6.250%	05/15/26	(a)	1,520	1,621,577
6.750%	02/01/24		385	400,072
Gtd. Notes, 144A
5.250%	05/15/27		565	578,840

				2,600,489

Iron/Steel — 0.1%
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
5.875%	12/01/27		1,720	1,801,728
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
3.600%	07/16/24		208	213,389
4.550%	03/11/26		519	552,381
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
7.250%	09/01/25	(a)	2,330	2,451,634
CSN Resources SA (Brazil),
Gtd. Notes
7.625%	02/13/23		1,825	1,944,140
Gtd. Notes, 144A
7.625%	02/13/23	(a)	600	639,169

				7,602,441

Leisure Time — 0.0%
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	11/15/23	(a)	920	945,170

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Leisure Time (continued)
5.375%	04/15/23	(a)	500	$512,821
Silversea Cruise Finance Ltd.,
Sr. Sec’d. Notes, 144A
7.250%	02/01/25		1,355	1,433,112

				2,891,103

Lodging — 0.1%
Boyd Gaming Corp.,
Gtd. Notes
6.375%	04/01/26	(a)	925	996,724
Gtd. Notes, 144A
4.750%	12/01/27	(a)	975	1,013,105
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24		1,135	1,170,294
3.500%	08/18/26		1,680	1,737,020
Marriott Ownership Resorts, Inc./ILG LLC,
Gtd. Notes
6.500%	09/15/26	(a)	1,530	1,670,180
Melco Resorts Finance Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A
5.375%	12/04/29		260	268,364
MGM China Holdings Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.875%	05/15/26	(a)	685	728,331
MGM Resorts International,
Gtd. Notes
5.500%	04/15/27	(a)	835	927,355
6.000%	03/15/23		1,200	1,318,732
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.500%	10/01/27	(a)	1,380	1,432,964

				11,263,069

Machinery-Diversified — 0.0%
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.350%	09/15/24	(a)	1,055	1,061,240
2.950%	09/15/29	(a)	1,675	1,690,029
SPX FLOW, Inc.,
Gtd. Notes, 144A
5.625%	08/15/24		1,225	1,277,298
5.875%	08/15/26	(a)	1,250	1,323,218
Tennant Co.,
Gtd. Notes
5.625%	05/01/25	(a)	945	988,299

				6,340,084

Media — 0.8%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.500%	05/15/26	(a)	1,760	1,891,898
Altice Finco SA (Luxembourg),
Sec’d. Notes, 144A, MTN
7.625%	02/15/25		1,100	1,137,282

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Altice Luxembourg SA (Luxembourg),
Sr. Sec’d. Notes, 144A
10.500%	05/15/27	(a)	2,372	$2,720,922
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	02/01/28	(a)	2,775	2,909,336
5.125%	05/01/27		1,100	1,164,037
5.375%	06/01/29	(a)	1,085	1,163,830
5.500%	05/01/26		3,435	3,611,228
5.750%	02/15/26	(a)	425	448,208
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25		2,627	2,894,642
5.750%	04/01/48		720	841,193
6.384%	10/23/35		750	946,659
6.484%	10/23/45		875	1,092,253
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, 144A
9.250%	02/15/24	(a)	3,700	4,103,021
Sr. Sec’d. Notes, 144A
5.125%	08/15/27	(a)	720	749,438
Comcast Corp.,
Gtd. Notes
3.150%	03/01/26	(a)	5,470	5,731,217
3.200%	07/15/36		640	653,456
3.250%	11/01/39		6,715	6,814,872
3.900%	03/01/38	(a)	1,550	1,718,030
4.150%	10/15/28		2,305	2,593,072
4.700%	10/15/48		1,930	2,376,051
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	05/15/26	(a)	700	741,535
6.500%	02/01/29	(a)	4,230	4,723,556
6.625%	10/15/25		800	852,342
Sr. Unsec’d. Notes, 144A
5.750%	01/15/30		2,065	2,203,584
7.750%	07/15/25	(a)	2,275	2,425,878
10.875%	10/15/25	(a)	6,445	7,253,649
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27	(a)	940	914,477
Sr. Sec’d. Notes, 144A
5.375%	08/15/26		1,585	1,605,941
DISH DBS Corp.,
Gtd. Notes
5.875%	11/15/24	(a)	560	573,163
6.750%	06/01/21		960	1,010,115
7.750%	07/01/26	(a)	2,150	2,278,718
Fox Corp.,
Sr. Unsec’d. Notes, 144A
4.709%	01/25/29	(a)	4,390	5,004,332
GCI LLC,
Sr. Unsec’d. Notes, 144A
6.625%	06/15/24	(a)	930	1,012,390

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Globo Comunicacao e Participacoes SA (Brazil),
Sr. Unsec’d. Notes
4.843%	06/08/25		7,500	$7,737,756
5.125%	03/31/27		600	622,591
Iheart Communications, Inc., Escrow,
Sr. Sec’d. Notes
0.000%	12/31/99^		30	—
iHeartCommunications, Inc.,
Gtd. Notes
8.375%	05/01/27	(a)	4,905	5,412,354
Sr. Sec’d. Notes
6.375%	05/01/26	(a)	685	744,938
Sr. Sec’d. Notes, 144A
5.250%	08/15/27	(a)	585	612,947
LCPR Senior Secured Financing DAC,
Sr. Sec’d. Notes, 144A
6.750%	10/15/27		900	958,721
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
5.375%	08/15/27	(a)	1,815	1,920,849
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A
6.875%	02/15/23		1,613	1,648,991
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.625%	07/15/24		1,605	1,682,445
5.375%	07/15/26	(a)	1,240	1,319,207
5.500%	07/01/29		3,525	3,814,576
Townsquare Media, Inc.,
Gtd. Notes, 144A
6.500%	04/01/23	(a)	1,200	1,216,909
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25	(a)	1,160	1,146,279
UPCB Finance IV Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
5.375%	01/15/25	(a)	900	925,070
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22		920	971,848
Gtd. Notes, 144A
5.125%	04/15/27	(a)	1,390	1,486,971
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes, 144A
5.750%	01/15/25		1,565	1,612,330
6.000%	10/15/24		1,455	1,499,444
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	05/15/29	(a)	800	848,176
Ziggo Bond Co. BV (Netherlands),
Sr. Unsec’d. Notes, 144A
6.000%	01/15/27		2,655	2,807,697
Ziggo BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.500%	01/15/27		300	319,176

				115,469,600

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Metal Fabricate/Hardware — 0.0%
Advanced Drainage Systems, Inc.,
Gtd. Notes, 144A
5.000%	09/30/27	(a)	745	$768,242
HTA Group Ltd. (Congo (Democratic Republic)),
Gtd. Notes
9.125%	03/08/22		850	878,220
Zekelman Industries, Inc.,
Sr. Sec’d. Notes, 144A
9.875%	06/15/23		348	366,306

				2,012,768

Mining — 0.3%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
6.750%	09/30/24	(a)	400	420,197
7.000%	09/30/26	(a)	2,395	2,613,704
Aleris International, Inc.,
Sec’d. Notes, 144A
10.750%	07/15/23	(a)	1,515	1,584,033
ALROSA Finance SA (Russia),
Gtd. Notes
4.650%	04/09/24		780	833,943
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
3.625%	09/11/24		1,000	1,038,236
4.125%	09/27/22		1,240	1,291,241
4.750%	04/10/27		1,165	1,276,081
Compass Minerals International, Inc.,
Gtd. Notes, 144A
6.750%	12/01/27	(a)	945	1,000,422
Constellium SE,
Gtd. Notes, 144A
5.750%	05/15/24	(a)	710	731,199
6.625%	03/01/25	(a)	2,425	2,522,272
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.000%	09/30/29		13,965	13,778,747
3.625%	08/01/27	(a)	1,745	1,818,471
3.700%	01/30/50		1,900	1,820,635
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
5.125%	03/15/23		560	591,328
5.125%	05/15/24		1,020	1,084,656
Freeport-McMoRan, Inc.,
Gtd. Notes
5.400%	11/14/34		2,095	2,193,059
Gold Fields Orogen Holdings BVI Ltd. (South Africa),
Gtd. Notes
5.125%	05/15/24		800	853,739
Gtd. Notes, 144A
5.125%	05/15/24		360	384,183
Hecla Mining Co.,
Gtd. Notes
6.875%	05/01/21		305	304,300
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A
7.250%	01/15/23	(a)	680	705,037

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (continued)
7.625%	01/15/25	(a)	1,155	$1,218,078
Joseph T Ryerson & Son, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	05/15/22		845	891,368
New Gold, Inc. (Canada),
Gtd. Notes, 144A
6.375%	05/15/25	(a)	1,260	1,166,799
Nexa Resources SA (Peru),
Gtd. Notes
5.375%	05/04/27	(a)	500	535,720
Novelis Corp.,
Gtd. Notes, 144A
6.250%	08/15/24		1,140	1,194,363
Petropavlovsk 2016 Ltd. (Russia),
Gtd. Notes
8.125%	11/14/22		200	205,391

				42,057,202

Miscellaneous Manufacturing — 0.1%
General Electric Co.,
Jr. Sub. Notes, Series D
5.000%(ff)	—	(a)(rr)	4,211	4,126,033
Sr. Unsec’d. Notes
3.375%	03/11/24		2,255	2,335,852
Sr. Unsec’d. Notes, GMTN
3.450%	05/15/24		790	820,183

				7,282,068

Oil & Gas — 1.6%
Antero Resources Corp.,
Gtd. Notes
5.125%	12/01/22		980	877,036
Bruin E&P Partners LLC,
Sr. Unsec’d. Notes, 144A
8.875%	08/01/23		285	185,547
Carrizo Oil & Gas, Inc.,
Gtd. Notes
6.250%	04/15/23	(a)	315	319,793
8.250%	07/15/25		2,554	2,619,241
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.800%	09/15/23		1,929	1,996,686
5.400%	06/15/47		1,955	2,272,354
Chesapeake Energy Corp.,
Sec’d. Notes, 144A
11.500%	01/01/25		287	271,366
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24	(a)	1,545	1,659,495
CNOOC Curtis Funding No. 1 Pty Ltd. (China),
Gtd. Notes
4.500%	10/03/23		3,000	3,218,248
Gtd. Notes, 144A
4.500%	10/03/23		1,940	2,081,134
CNOOC Finance 2015 USA LLC (China),
Gtd. Notes
3.500%	05/05/25		3,125	3,272,058

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
CNOOC Nexen Finance 2014 ULC (China),
Gtd. Notes
4.250%	04/30/24		975	$1,044,674
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27		6,125	6,441,179
Cosan Overseas Ltd. (Brazil),
Gtd. Notes
8.250%	—	(rr)	520	539,229
Covey Park Energy LLC/Covey Park Finance Corp.,
Gtd. Notes, 144A
7.500%	05/15/25		245	210,882
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	10/15/25	(a)	2,240	2,283,441
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24		6,050	6,118,498
3.250%	12/01/26		4,190	4,238,630
3.500%	12/01/29		6,010	6,121,643
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.375%	06/26/26		7,000	7,853,300
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/30/26		805	829,525
5.750%	01/30/28		1,435	1,509,537
Eni SpA (Italy),
Sr. Unsec’d. Notes, 144A
4.750%	09/12/28		4,750	5,383,086
Gulfport Energy Corp.,
Gtd. Notes
6.375%	05/15/25		1,070	679,445
6.375%	01/15/26		565	350,303
HPCL-Mittal Energy Ltd. (India),
Sr. Unsec’d. Notes
5.250%	04/28/27		550	552,845
Jagged Peak Energy LLC,
Gtd. Notes
5.875%	05/01/26		3,390	3,504,169
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes
4.750%	04/19/27		7,200	7,908,030
Sr. Unsec’d. Notes, 144A
6.375%	10/24/48		2,280	2,935,089
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.,
Gtd. Notes, 144A
6.000%	08/01/26	(a)	2,965	3,041,334
Matador Resources Co.,
Gtd. Notes
5.875%	09/15/26		3,611	3,634,601
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.900%	08/15/24	(a)	8,355	8,483,242
3.200%	08/15/26	(a)	7,290	7,369,532
4.200%	03/15/48	(a)	3,700	3,670,672
4.400%	08/15/49		5,040	5,194,858

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.625%	10/15/27	(a)		2,355	$2,492,199
6.250%	06/01/24			895	932,443
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes
6.000%	05/03/42			300	366,001
Sr. Unsec’d. Notes, 144A, MTN
6.450%	05/30/44			1,645	2,116,786
Sr. Unsec’d. Notes, EMTN
5.625%	05/20/43			9,300	10,861,816
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.850%	06/05/2115			2,400	2,749,130
7.375%	01/17/27			6,480	7,904,350
8.750%	05/23/26			15,390	19,779,049
Petroleos de Venezuela SA (Venezuela),
First Lien
8.500%	10/27/20			2,475	445,500
First Lien, 144A
8.500%	10/27/20			1,076	193,590
Sr. Unsec’d. Notes
5.375%	04/12/27	(d)		5,670	439,425
6.000%	05/16/24	(d)		19,015	1,473,663
6.000%	11/15/26	(d)		6,600	511,500
9.000%	11/17/21	(d)		37,670	2,919,425
9.750%	05/17/35	(d)		1,875	145,313
12.750%	02/17/22	(d)		5,195	402,613
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	06/27/44			600	536,729
5.625%	01/23/46			13,880	12,494,448
6.500%	06/02/41			18,252	18,107,816
7.190%	09/12/24		MXN	3,700	177,779
Gtd. Notes, 144A
6.840%	01/23/30	(a)		1,685	1,800,929
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.625%	03/01/26	(a)		1,610	1,571,966
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	04/16/29			5,875	6,098,218
4.375%	04/16/49			4,000	4,375,176
Sr. Unsec’d. Notes, EMTN
3.500%	04/16/29			1,300	1,349,393
Seven Generations Energy Ltd. (Canada),
Gtd. Notes, 144A
5.375%	09/30/25			2,135	2,151,012
6.750%	05/01/23			665	681,628
6.875%	06/30/23			450	462,737
Thaioil Treasury Center Co. Ltd. (Thailand),
Gtd. Notes, 144A, MTN
3.500%	10/17/49			610	575,612
Trinidad Petroleum Holdings Ltd. (Trinidad & Tobago),
Sr. Sec’d. Notes, 144A
9.750%	06/15/26			300	333,427

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp.,
Gtd. Notes, 144A
9.750%	04/15/23		800	$400,000
Whiting Petroleum Corp.,
Gtd. Notes
5.750%	03/15/21	(a)	895	848,108
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.650%	03/05/25		4,520	4,666,037
3.700%	09/15/26		3,608	3,745,133
3.700%	03/15/28		4,041	4,167,129
4.500%	03/04/29		3,850	4,197,141
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	10/15/27	(a)	955	1,006,321
8.250%	08/01/23	(a)	1,330	1,530,886
YPF SA (Argentina),
Sr. Unsec’d. Notes
8.500%	07/28/25		470	442,162
8.750%	04/04/24		215	209,302
Sr. Unsec’d. Notes, 144A, MTN, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 4.000% (Cap N/A, Floor 18.000%)
63.354%(c)	07/07/20		435	107,362

				234,439,956

Oil & Gas Services — 0.1%
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes, 144A
6.250%	04/01/28	(a)	525	540,658
6.875%	04/01/27	(a)	1,050	1,112,473
CSI Compressco LP/CSI Compressco Finance, Inc.,
Gtd. Notes
7.250%	08/15/22		245	225,328
Sr. Sec’d. Notes, 144A
7.500%	04/01/25	(a)	720	709,030
Exterran Energy Solutions LP/EES Finance Corp.,
Gtd. Notes
8.125%	05/01/25		2,735	2,692,478
Poinsettia Finance Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
6.625%	06/17/31		400	390,860
USA Compression Partners LP/USA Compression Finance Corp.,
Gtd. Notes
6.875%	09/01/27		925	966,638

				6,637,465

Packaging & Containers — 0.1%
Cascades, Inc./Cascades USA, Inc. (Canada),
Gtd. Notes, 144A
5.125%	01/15/26	(a)	1,125	1,156,067
5.375%	01/15/28		560	574,674
Crown Cork & Seal Co., Inc.,
Gtd. Notes
7.375%	12/15/26		100	119,576
Klabin Austria GmbH (Brazil),
Gtd. Notes, 144A
5.750%	04/03/29		1,390	1,480,485

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (continued)
Mauser Packaging Solutions Holding Co.,
Sr. Unsec’d. Notes, 144A
7.250%	04/15/25	(a)	1,140	$1,129,322
Pactiv LLC,
Sr. Unsec’d. Notes
7.950%	12/15/25	(a)	500	570,366
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Gtd. Notes, 144A
7.000%	07/15/24	(a)	2,545	2,633,150
Trivium Packaging Finance BV (Netherlands),
Gtd. Notes, 144A
8.500%	08/15/27		1,375	1,529,688
Sr. Sec’d. Notes, 144A
5.500%	08/15/26	(a)	925	979,343

				10,172,671

Pharmaceuticals — 0.9%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25		3,820	4,032,970
4.700%	05/14/45		2,340	2,612,357
4.875%	11/14/48	(a)	11,330	13,036,356
Sr. Unsec’d. Notes, 144A
2.950%	11/21/26		2,390	2,428,628
4.050%	11/21/39	(a)	3,775	3,956,314
4.250%	11/21/49	(a)	3,965	4,195,613
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27	(a)	3,585	4,087,822
9.250%	04/01/26		1,000	1,149,208
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
7.250%	05/30/29		1,680	1,917,939
9.000%	12/15/25		1,890	2,148,726
Sr. Sec’d. Notes, 144A
5.750%	08/15/27	(a)	485	526,800
7.000%	03/15/24		815	850,241
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
3.875%	12/15/23		10,945	11,490,667
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.700%	06/06/27		10,934	11,637,383
4.669%	06/06/47	(a)	3,010	3,577,383
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
4.625%	05/15/44	(a)	510	615,949
5.250%	08/15/43		5,922	7,562,243
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.750%	09/15/25		3,410	3,627,952
4.500%	11/15/44		770	758,608
4.900%	09/15/45		3,525	3,668,646
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28		6,520	7,233,575

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
4.900%	12/15/48		4,100	$4,891,809
Gtd. Notes, 144A
3.400%	03/01/27		575	596,744
4.125%	11/15/25		7,735	8,393,522
4.500%	02/25/26		5,190	5,706,097
CVS Health Corp.,
Sr. Unsec’d. Notes
4.100%	03/25/25		7,665	8,237,140
5.050%	03/25/48	(a)	5,610	6,639,951
5.125%	07/20/45		140	165,455
NVA Holdings, Inc.,
Gtd. Notes, 144A
6.875%	04/01/26		45	49,072
Perrigo Finance Unlimited Co.,
Gtd. Notes
3.900%	12/15/24		1,710	1,758,911
4.375%	03/15/26	(a)	2,305	2,377,217
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes, 144A
7.125%	01/31/25	(a)	2,755	2,827,651
Vizient, Inc.,
Sr. Unsec’d. Notes, 144A
6.250%	05/15/27		715	768,806

				133,527,755

Pipelines — 0.7%
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
4.200%	03/23/25		3,760	4,002,622
4.250%	07/15/27		2,600	2,789,445
Boardwalk Pipelines LP,
Gtd. Notes
3.375%	02/01/23		1,320	1,349,165
4.450%	07/15/27		1,330	1,373,333
5.950%	06/01/26		6,820	7,635,305
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31		1,375	1,373,966
3.302%	01/15/35		1,505	1,522,200
3.701%	01/15/39	(a)	1,120	1,142,450
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27		2,875	3,183,773
5.875%	03/31/25		525	591,196
7.000%	06/30/24	(a)	3,615	4,173,606
Sr. Sec’d. Notes, 144A
3.700%	11/15/29	(a)	3,585	3,664,721
Cheniere Energy Partners LP,
Gtd. Notes, 144A
4.500%	10/01/29	(a)	1,260	1,294,194
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
6.250%	04/01/23	(a)	1,625	1,656,509
DCP Midstream LP,
Jr. Sub. Notes, Series A
7.375%(ff)	—	(a)(rr)	1,320	1,240,800

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
DCP Midstream Operating LP,
Gtd. Notes
8.125%	08/16/30		750	$919,994
Gtd. Notes, 144A
6.450%	11/03/36		250	262,816
6.750%	09/15/37		1,035	1,095,055
Energy Transfer Operating LP,
Gtd. Notes
4.500%	04/15/24		955	1,016,235
4.950%	06/15/28	(a)	1,480	1,622,257
5.250%	04/15/29	(a)	2,165	2,434,281
5.500%	06/01/27	(a)	2,225	2,501,123
5.875%	01/15/24		2,575	2,849,067
6.000%	06/15/48		5,460	6,355,320
6.250%	04/15/49		3,155	3,812,641
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.400%	04/01/24		745	722,689
NGL Energy Partners LP/NGL Energy Finance Corp.,
Gtd. Notes
7.500%	11/01/23		3,305	3,321,054
Gtd. Notes, 144A
7.500%	04/15/26		1,900	1,843,895
NuStar Logistics LP,
Gtd. Notes
5.625%	04/28/27	(a)	1,175	1,207,726
6.000%	06/01/26		1,040	1,101,500
Peru LNG Srl (Peru),
Sr. Unsec’d. Notes, 144A
5.375%	03/22/30		1,950	1,924,351
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
2.850%	01/31/23		995	1,003,121
3.550%	12/15/29		2,575	2,538,328
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.000%	03/15/27		10,460	11,518,915
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
Gtd. Notes
5.500%	08/15/22	(a)	500	441,471
5.750%	04/15/25		745	568,440
Summit Midstream Partners LP,
Jr. Sub. Notes, Series A
9.500%(ff)	—	(rr)	330	162,640
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	09/15/24		1,555	1,560,414
5.500%	01/15/28		500	489,564
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.125%	02/01/25		1,350	1,401,349
5.250%	05/01/23		645	651,628
6.750%	03/15/24		1,290	1,338,377
Gtd. Notes, 144A
5.500%	03/01/30		2,155	2,217,933
6.500%	07/15/27	(a)	3,395	3,720,580
6.875%	01/15/29	(a)	480	532,635

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
4.000%	03/15/28		1,565	$1,659,864
4.600%	03/15/48		2,165	2,358,254
TransMontaigne Partners LP/TLP Finance Corp.,
Gtd. Notes
6.125%	02/15/26		860	831,031
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.900%	01/15/25		2,630	2,763,806
4.000%	09/15/25		985	1,044,053
4.300%	03/04/24		415	442,603
4.850%	03/01/48	(a)	2,990	3,274,330

				110,502,625

Real Estate — 0.1%
CBRE Services, Inc.,
Gtd. Notes
4.875%	03/01/26		1,460	1,630,825
Country Garden Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
4.750%	01/17/23		1,100	1,109,990
8.000%	01/27/24		450	492,354
Easy Tactic Ltd. (China),
Sr. Sec’d. Notes
9.125%	07/28/22		600	631,646
Howard Hughes Corp. (The),
Sr. Unsec’d. Notes, 144A
5.375%	03/15/25	(a)	1,390	1,454,497
IRSA Propiedades Comerciales SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.750%	03/23/23	(a)	1,350	1,188,000
Times China Holdings Ltd. (China),
Sr. Sec’d. Notes
6.750%	07/16/23		1,390	1,413,677

				7,920,989

Real Estate Investment Trusts (REITs) — 0.8%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.750%	12/15/29		2,695	2,661,485
3.450%	04/30/25	(a)	3,270	3,442,474
3.950%	01/15/27		3,756	4,037,258
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.300%	07/15/26		2,560	2,653,021
3.625%	11/15/27		2,210	2,328,299
American Tower Corp.,
Sr. Unsec’d. Notes
3.000%	06/15/23		1,950	1,996,879
Boston Properties LP,
Sr. Unsec’d. Notes
2.750%	10/01/26		6,240	6,323,213
3.650%	02/01/26		4,870	5,153,490
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.650%	06/15/24		1,849	1,934,506

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
3.850%	02/01/25		3,460	$3,635,232
3.900%	03/15/27		6,003	6,292,750
4.125%	06/15/26	(a)	3,075	3,266,363
4.125%	05/15/29		5,735	6,157,267
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23		9,945	10,437,088
Essex Portfolio LP,
Gtd. Notes
3.625%	05/01/27		5,065	5,348,983
3.875%	05/01/24		457	482,125
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.350%	09/01/24	(a)	990	1,012,297
5.250%	06/01/25		1,355	1,488,830
HAT Holdings I LLC/HAT Holdings II LLC,
Gtd. Notes, 144A
5.250%	07/15/24		1,700	1,790,370
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
3.250%	07/15/26		530	549,876
3.500%	07/15/29		595	618,833
Highwoods Realty LP,
Sr. Unsec’d. Notes
3.200%	06/15/21		437	442,674
4.125%	03/15/28		1,875	2,004,495
Kilroy Realty LP,
Gtd. Notes
4.375%	10/01/25	(a)	3,540	3,846,226
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.875%	08/01/21		815	827,690
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes, 144A
5.750%	02/01/27	(a)	695	776,668
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
6.375%	03/01/24		975	1,013,883
Regency Centers Corp.,
Gtd. Notes
3.750%	11/15/22		1,400	1,452,989
Regency Centers LP,
Gtd. Notes
4.125%	03/15/28		1,450	1,565,242
Ryman Hospitality Properties, Inc.,
Gtd. Notes, 144A
4.750%	10/15/27		1,805	1,867,695
SBA Tower Trust,
Asset-Backed, 144A
2.836%	01/15/50		3,865	3,867,273
3.168%	04/09/47		5,850	5,898,827
3.448%	03/15/48		4,300	4,411,375
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes
5.000%	12/15/21		1,050	1,093,482

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Ventas Realty LP,
Gtd. Notes
3.000%	01/15/30	(a)	4,605	$4,582,944
VEREIT Operating Partnership LP,
Gtd. Notes
3.950%	08/15/27		6,616	6,954,720
4.600%	02/06/24	(a)	8,075	8,731,846
4.875%	06/01/26		1,030	1,138,902
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.625%	12/01/29	(a)	515	539,079

				122,626,649

Retail — 0.1%
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.750%	02/07/25	(a)	1,100	1,120,959
8.500%	10/30/25		305	323,749
QVC, Inc.,
Sr. Sec’d. Notes
4.375%	03/15/23	(a)	3,860	3,984,518
5.125%	07/02/22	(a)	6,870	7,223,889
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
5.350%	11/01/43		1,143	1,143,092
6.875%	11/15/37		374	433,560
Sr. Unsec’d. Notes, 144A
4.750%	01/15/30	(a)	520	546,631

				14,776,398

Semiconductors — 0.2%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
7.500%	08/15/22	(a)	985	1,110,224
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.625%	01/15/24		1,835	1,900,341
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.185%	02/15/27		3,260	3,488,652
4.640%	02/06/24	(a)	5,940	6,436,449
4.663%	02/15/30	(a)	420	462,153
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.875%	03/01/24		3,680	4,007,340
5.350%	03/01/26		1,660	1,871,677
Qorvo, Inc.,
Gtd. Notes
5.500%	07/15/26	(a)	1,410	1,500,599
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26	(a)	2,975	3,213,223

				23,990,658

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software — 0.1%
Ascend Learning LLC,
Sr. Unsec’d. Notes, 144A
6.875%	08/01/25		1,980	$2,081,198
Fair Isaac Corp.,
Sr. Unsec’d. Notes, 144A
5.250%	05/15/26		1,195	1,314,580
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.200%	07/01/26	(a)	2,700	2,799,770
MSCI, Inc.,
Gtd. Notes, 144A
4.000%	11/15/29	(a)	670	680,655
Solera LLC/Solera Finance, Inc.,
Sr. Unsec’d. Notes, 144A
10.500%	03/01/24	(a)	4,049	4,301,683
SS&C Technologies, Inc.,
Gtd. Notes, 144A
5.500%	09/30/27	(a)	1,385	1,477,245

				12,655,131

Storage/Warehousing — 0.0%
Mobile Mini, Inc.,
Gtd. Notes
5.875%	07/01/24		1,365	1,419,392

Telecommunications — 0.7%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26		2,215	2,381,241
8.125%	02/01/27	(a)	2,940	3,317,981
AT&T, Inc.,
Sr. Unsec’d. Notes
4.500%	03/09/48	(a)	9,285	10,261,806
Axtel SAB de CV (Mexico),
Gtd. Notes, 144A
6.375%	11/14/24		2,300	2,418,445
Bharti Airtel Ltd. (India),
Sr. Unsec’d. Notes
4.375%	06/10/25		600	613,876
C&W Senior Financing DAC (Ireland),
Sr. Unsec’d. Notes, 144A
6.875%	09/15/27		925	990,092
7.500%	10/15/26	(a)	350	379,736
Connect Finco SARL/Connect US Finco LLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.750%	10/01/26		1,345	1,430,875
Crown Castle Towers LLC,
Asset-Backed, 144A
3.222%	05/15/42		415	419,144
3.663%	05/15/45		4,425	4,570,644
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26	(a)	3,895	4,315,631
7.625%	06/15/21		610	652,583
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes, 144A
8.500%	10/15/24	(a)	680	620,174
9.750%	07/15/25		640	592,328

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Sr. Sec’d. Notes, 144A
9.500%	09/30/22	(a)	1,250	$1,416,274
Iridium Communications, Inc.,
Sr. Unsec’d. Notes, 144A
10.250%	04/15/23		2,725	2,921,836
Level 3 Financing, Inc.,
Gtd. Notes
5.125%	05/01/23		350	353,559
5.375%	01/15/24		690	700,690
Gtd. Notes, 144A
4.625%	09/15/27		1,225	1,255,494
Metropolitan Light Co. Ltd. (Hong Kong),
Gtd. Notes
5.500%	11/21/22		454	466,984
Gtd. Notes, 144A
5.500%	11/21/22		506	520,472
MTN Mauritius Investments Ltd. (South Africa),
Gtd. Notes
6.500%	10/13/26		1,300	1,438,591
Oi SA (Brazil),
Gtd. Notes, Cash coupon 10.000% or PIK 4.000%
10.000%	07/27/25		575	519,218
Sable International Finance Ltd. (Chile),
Sr. Sec’d. Notes, 144A
5.750%	09/07/27		1,000	1,056,455
Sixsigma Networks Mexico SA de CV (Mexico),
Gtd. Notes, 144A
7.500%	05/02/25		1,300	1,312,740
SmarTone Finance Ltd. (Hong Kong),
Gtd. Notes
3.875%	04/08/23		1,000	1,022,909
Sprint Corp.,
Gtd. Notes
7.875%	09/15/23	(a)	2,170	2,396,557
Telefonica Celular del Paraguay SA (Paraguay),
Sr. Unsec’d. Notes, 144A
5.875%	04/15/27		850	911,588
Telesat Canada/Telesat LLC (Canada),
Gtd. Notes, 144A
6.500%	10/15/27	(a)	1,615	1,680,993
T-Mobile USA, Inc.,
Gtd. Notes
6.500%	01/15/26		4,075	4,375,633
T-Mobile USA. Inc., Escrow Shares,
Sr. Unsec’d. Notes
0.000%	07/09/99	^(a)	1,030	—
Sr. Unsec’d. Notes
4.750%	02/01/28	^	820	—
6.500%	01/15/26	^	5,975	—
Turk Telekomunikasyon A/S (Turkey),
Sr. Unsec’d. Notes
4.875%	06/19/24		1,300	1,295,403
6.875%	02/28/25		300	320,470
Sr. Unsec’d. Notes, 144A
6.875%	02/28/25		990	1,057,552

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.672%	03/15/55		563	$693,422
4.750%	11/01/41	(a)	1,195	1,445,637
4.862%	08/21/46	(a)	14,335	17,770,772
5.012%	04/15/49	(a)	2,715	3,468,050
ViaSat, Inc.,
Sr. Sec’d. Notes, 144A
5.625%	04/15/27	(a)	710	759,267
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.125%	05/30/25		4,175	4,530,248
4.375%	05/30/28		5,825	6,450,733
4.875%	06/19/49		5,800	6,704,701
5.000%	05/30/38		3,040	3,520,103

				103,330,907

Toys/Games/Hobbies — 0.1%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.000%	11/19/24		4,170	4,189,107
3.550%	11/19/26		1,935	1,948,138
Mattel, Inc.,
Gtd. Notes, 144A
5.875%	12/15/27	(a)	585	616,950
6.750%	12/31/25		515	553,115

				7,307,310

Transportation — 0.0%
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35	(a)	980	1,133,631
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34		495	572,552
Rumo Luxembourg Sarl (Brazil),
Gtd. Notes, 144A
5.875%	01/18/25	(a)	590	633,758
7.375%	02/09/24		855	920,315
Ukraine Railways Via Rail Capital Markets PLC (Ukraine),
Sr. Unsec’d. Notes
8.250%	07/09/24		800	855,057

				4,115,313

Trucking & Leasing — 0.1%
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, 144A
5.000%	08/01/24		1,765	1,851,372
5.250%	11/15/21		1,520	1,581,441
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
3.000%	07/15/22		3,645	3,708,474
4.125%	07/15/23		526	553,030

				7,694,317

TOTAL CORPORATE BONDS (cost $2,079,461,393)				2,148,253,022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

MUNICIPAL BONDS — 0.3%
California — 0.1%
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39		600	$916,596
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40		2,990	4,766,359
University of California,
Taxable, Revenue Bonds, Series AJ
4.601%	05/15/31		4,900	5,639,606

				11,322,561

Colorado — 0.0%
Denver City & County School District No. 1,
Taxable, Certificate Participation, Series B
4.242%	12/15/37		1,215	1,352,186

District of Columbia — 0.0%
District of Columbia,
Revenue Bonds, BABs, Series E
5.591%	12/01/34		120	148,283

Florida — 0.0%
State Board of Administration Finance Corp.,
Revenue Bonds, Series A
2.995%	07/01/20		3,695	3,716,135

Illinois — 0.0%
Metropolitan Water Reclamation District of Greater Chicago,
General Obligation Limited, Taxable, BABs
5.720%	12/01/38		2,065	2,709,487

New York — 0.1%
City of New York,
General Obligation Unlimited, Taxable, BABs, Series F-1
6.271%	12/01/37		2,630	3,646,942
New York City Transitional Finance Authority Future Tax Secured Revenue,
Revenue Bonds
5.267%	05/01/27		1,810	2,125,447
Revenue Bonds, BABs
5.508%	08/01/37		3,275	4,175,166

				9,947,555

North Carolina — 0.1%
University of North Carolina at Chapel Hill,
Taxable, Revenue Bonds
3.847%	12/01/34		5,675	6,297,661

Ohio — 0.0%
JobsOhio Beverage System,
Taxable, Revenue Bonds, Series B
4.532%	01/01/35		2,920	3,410,881

Oregon — 0.0%
State of Oregon,
General Obligation Unlimited, Taxable
5.892%	06/01/27		60	71,573

Puerto Rico — 0.0%
Commonwealth of Puerto Rico,
General Obligation Unlimited, Series A
8.000%	07/01/35	(d)	1,000	630,455

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
South Carolina — 0.0%
South Carolina Public Service Authority,
Taxable, Revenue Bonds, Series E
4.322%	12/01/27	1,188	$1,302,690

Texas — 0.0%
Texas Transportation Commission State Highway Fund,
Taxable, Revenue Bonds, BABs, Series B
5.178%	04/01/30	2,420	2,908,114

Utah — 0.0%
Utah Transit Authority,
Revenue Bonds, BABs, Series B
5.937%	06/15/39	1,920	2,580,864

Virginia — 0.0%
Virginia Commonwealth Transportation Board,
Revenue Bonds, BABs
5.350%	05/15/35	1,470	1,802,014
Virginia Public Building Authority,
Revenue Bonds, BABs
5.900%	08/01/30	960	1,188,240
Virginia Public School Authority,
Revenue Bonds
4.250%	12/15/30	1,755	2,003,964

			4,994,218

TOTAL MUNICIPAL BONDS (cost $46,796,277)			51,392,663

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.4%
Angel Oak Mortgage Trust I LLC,
Series 2019-02, Class A1, 144A
3.628%(cc)	03/25/49	4,803	4,856,082
COLT Mortgage Loan Trust,
Series 2018-01, Class A1, 144A
2.930%(cc)	02/25/48	740	739,911
Series 2018-01, Class A2, 144A
2.981%(cc)	02/25/48	212	212,407
Series 2018-04, Class A1, 144A
4.006%(cc)	12/28/48	4,109	4,125,125
Series 2019-03, Class A1, 144A
2.764%(cc)	08/25/49	5,288	5,280,553
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	09/25/31	898	897,807
Series 2019-R04, Class 2M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	06/25/39	2,392	2,392,841
Series 2019-R05, Class 1M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	07/25/39	2,917	2,917,250
Deephaven Residential Mortgage Trust,
Series 2018-02A, Class A1, 144A
3.479%(cc)	04/25/58	2,211	2,224,116
Series 2018-03A, Class A1, 144A
3.789%(cc)	08/25/58	3,958	3,980,503
Series 2018-04A, Class A1, 144A
4.080%(cc)	10/25/58	7,361	7,438,525

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-02A, Class A3, 144A
3.763%(cc)	04/25/59	2,365	$2,380,606
Fannie Mae Connecticut Avenue Securities,
Series 2017-C01, Class 1M1, 1 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
3.092%(c)	07/25/29	476	476,813
Series 2017-C02, Class 2ED3, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
3.142%(c)	09/25/29	8,065	8,052,485
Series 2017-C03, Class 1M1, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
2.742%(c)	10/25/29	1,254	1,255,796
Series 2017-C04, Class 2ED2, 1 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
2.892%(c)	11/25/29	9,105	9,048,388
Series 2017-C06, Class 1M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
2.542%(c)	02/25/30	159	159,482
Series 2018-C01, Class 1M1, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
2.392%(c)	07/25/30	906	905,468
Series 2018-C03, Class 1M1, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
2.472%(c)	10/25/30	763	762,786
Series 2018-C05, Class 1M1, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)
2.512%(c)	01/25/31	2,177	2,176,700
Series 2018-C06, Class 2M1, 1 Month LIBOR + 0.550% (Cap N/A, Floor 0.550%)
2.342%(c)	03/25/31	703	702,622
Fannie Mae Interest Strip,
Series 319, Class 2, IO
6.500%	02/25/32	3	545
Fannie Mae REMICS,
Series 2018-44, Class PC
4.000%	06/25/44	3,112	3,195,904
FirstKey Mortgage Trust,
Series 2014-01, Class B2, 144A
4.009%(cc)	11/25/44	1,729	1,765,934
Freddie Mac REMICS,
Series 4448, Class JA
4.000%	11/15/36	55	56,523
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-HQ02, Class M2, 1 Month LIBOR + 2.200% (Cap N/A, Floor 0.000%)
3.992%(c)	09/25/24	1,025	1,037,157
Series 2015-DNA01, Class M2, 1 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)
3.642%(c)	10/25/27	1,977	1,989,186
Series 2015-DNA02, Class M2, 1 Month LIBOR + 2.600% (Cap N/A, Floor 0.000%)
4.392%(c)	12/25/27	1,817	1,822,323
Series 2015-DNA03, Class M2, 1 Month LIBOR + 2.850% (Cap N/A, Floor 0.000%)
4.642%(c)	04/25/28	755	761,684

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-HQ02, Class M2, 1 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)
3.742%(c)	05/25/25	3,010	$3,040,585
Series 2016-DNA01, Class M2, 1 Month LIBOR + 2.900% (Cap N/A, Floor 0.000%)
4.692%(c)	07/25/28	499	501,391
Series 2016-HQA03, Class M2, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
3.142%(c)	03/25/29	1,219	1,223,392
Series 2017-DNA01, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
2.992%(c)	07/25/29	403	403,574
Series 2017-DNA02, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
2.992%(c)	10/25/29	1,478	1,482,997
Series 2017-DNA03, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	03/25/30	773	773,283
Series 2017-HQA01, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
2.992%(c)	08/25/29	408	408,346
Series 2017-HQA02, Class M1, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
2.592%(c)	12/25/29	182	182,545
Series 2018-DNA01, Class M1, 1 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
2.242%(c)	07/25/30	681	680,105
Series 2018-DNA01, Class M2AT, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
2.842%(c)	07/25/30	5,120	5,119,061
Series 2018-HQA01, Class M1, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.000%)
2.492%(c)	09/25/30	1,745	1,744,978
Series 2018-SPI01, Class M1, 144A
3.736%(cc)	02/25/48	1,348	1,351,858
Series 2018-SPI03, Class M1, 144A
4.152%(cc)	08/25/48	1,077	1,080,179
Freddie Mac Whole Loan Securities Trust,
Series 2017-SC01, Class M1, 144A
3.589%(cc)	12/25/46	4,240	4,248,257
Galton Funding Mortgage Trust,
Series 2018-01, Class A23, 144A
3.500%(cc)	11/25/57	2,945	2,954,157
Series 2018-02, Class A22, 144A
4.000%(cc)	10/25/58	4,129	4,190,884
Government National Mortgage Assoc.,
Series 2010-103, Class IN, IO
4.500%	02/20/39	24	297
Series 2011-41, Class AI, IO
4.500%	12/20/39	119	3,848
Series 2011-88, Class EI, IO
4.500%	11/20/39	87	1,066
Series 2012-94, Class BI, IO
4.000%	05/20/37	1,591	140,980
Series 2013-24, Class OI, IO
4.000%	02/20/43	666	90,584

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2013-82, Class IG, IO
3.500%	05/20/43	1,627	$273,587
Series 2017-184, Class JH
3.000%	12/20/47	2,827	2,851,971
Series 2018-08, Class DA
3.000%	11/20/47	2,204	2,222,831
Series 2018-122, Class FE, 1 Month LIBOR + 0.300% (Cap 6.500%, Floor 0.300%)
2.065%(c)	09/20/48	2,419	2,404,035
GS Mortgage-Backed Securities Trust,
Series 2014-EB01A, Class 2A1, 144A
2.455%(cc)	07/25/44	379	376,814
Homeward Opportunities Fund I Trust,
Series 2018-01, Class A3, 144A
3.999%(cc)	06/25/48	1,841	1,853,378
Series 2019-02, Class A1, 144A
2.702%(cc)	09/25/59	6,701	6,672,321
JPMorgan Mortgage Trust,
Series 2019-INV02, Class A3, 144A
3.500%(cc)	02/25/50	2,691	2,729,314
Series 2019-INV03, Class A3, 144A
3.500%(cc)	05/25/50	4,280	4,362,256
MetLife Securitization Trust,
Series 2018-01A, Class A, 144A
3.750%(cc)	03/25/57	6,808	7,067,603
New Residential Mortgage Loan Trust,
Series 2019-NQM02, Class A1, 144A
3.600%(cc)	04/25/49	2,106	2,121,863
OBX Trust,
Series 2019-EXP03, Class 2A1, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.000%)
2.692%(c)	10/25/59	3,843	3,824,467
Seasoned Credit Risk Transfer Trust,
Series 2016-01, Class M1, 144A
3.000%(cc)	09/25/55	950	929,420
Sequoia Mortgage Trust,
Series 2017-05, Class B1, 144A
3.854%(cc)	08/25/47	2,193	2,254,181
Series 2018-CH01, Class A2, 144A
3.500%(cc)	02/25/48	1,115	1,128,042
Series 2018-CH02, Class A3, 144A
4.000%(cc)	06/25/48	7,933	8,078,746
SG Residential Mortgage Trust,
Series 2019-03, Class A1, 144A
2.703%(cc)	09/25/59	4,102	4,093,282
STACR Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	09/25/48	1,348	1,348,349
Series 2018-HRP02, Class M1, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.642%(c)	02/25/47	872	872,485
Starwood Mortgage Residential Trust,
Series 2018-IMC02, Class A1, 144A
4.121%(cc)	10/25/48	7,577	7,703,646
Series 2019-01, Class A1, 144A
2.941%(cc)	06/25/49	8,350	8,345,233

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-IMC01, Class A1, 144A
3.468%(cc)	02/25/49		3,008	$3,030,485
Series 2019-INV01, Class A1, 144A
2.610%(cc)	09/27/49		5,214	5,182,101
Verus Securitization Trust,
Series 2018-02, Class A1, 144A
3.677%(cc)	06/01/58		2,543	2,557,630
Series 2018-02, Class A2, 144A
3.779%(cc)	06/01/58		1,355	1,362,578
Series 2018-03, Class A1, 144A
4.108%(cc)	10/25/58		3,793	3,830,896
Series 2018-INV01, Class A1, 144A
3.626%(cc)	03/25/58		965	971,336
Series 2019-02, Class A1, 144A
3.211%(cc)	05/25/59		3,904	3,927,455
Series 2019-03, Class A3, 144A
3.040%	07/25/59		2,420	2,422,920
Series 2019-INV01, Class A1, 144A
3.402%(cc)	12/25/59		3,782	3,803,763
Series 2019-INV03, Class A1, 144A
2.692%(cc)	11/25/59		3,722	3,709,377

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $202,693,934)				203,550,254

SOVEREIGN BONDS — 2.7%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
—%(p)	12/15/35		9,730	194,600
3.750%(cc)	12/31/38		2,645	1,290,229
5.875%	01/11/28		2,135	1,005,777
6.875%	01/26/27		800	397,680
7.500%	04/22/26		18,465	9,595,930
8.280%	12/31/33		13,705	8,456,352
Bahamas Government International Bond (Bahamas),
Sr. Unsec’d. Notes, 144A
5.750%	01/16/24		200	216,009
6.000%	11/21/28		7,835	8,731,341
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes
3.717%	01/25/27		800	841,477
Sr. Unsec’d. Notes, 144A
4.138%	01/03/23		915	960,239
4.750%	02/15/29		4,310	4,895,389
4.854%	02/06/24		2,414	2,636,831
Brazil Notas do Tesouro Nacional (Brazil),
Notes, Series B
6.000%	08/15/24	BRL	5,570	5,265,600
Notes, Series F
10.000%	01/01/23	BRL	20,500	5,666,025
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.625%	01/13/28		1,850	1,990,434
5.000%	01/27/45		4,970	5,164,651
5.625%	01/07/41		3,770	4,220,278

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.500%	01/25/50		7,790	$8,144,627
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.500%	03/15/29		10,715	11,879,953
5.000%	06/15/45		2,345	2,724,417
5.625%	02/26/44		1,850	2,298,775
6.125%	01/18/41		2,615	3,379,005
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes
4.250%	01/26/23		925	932,232
4.375%	04/30/25		1,370	1,367,460
7.000%	04/04/44		2,215	2,328,927
7.158%	03/12/45		485	516,576
Sr. Unsec’d. Notes, 144A
6.125%	02/19/31		635	675,400
Development Bank of Mongolia LLC (Mongolia),
Unsec’d. Notes, 144A
7.250%	10/23/23		1,630	1,729,562
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
6.850%	01/27/45		4,300	4,908,422
7.450%	04/30/44		545	657,388
Sr. Unsec’d. Notes, 144A
6.400%	06/05/49	(a)	500	547,885
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
7.875%	01/23/28		4,550	4,040,915
7.950%	06/20/24		6,200	5,883,737
9.650%	12/13/26		1,415	1,343,980
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
7.903%	02/21/48		720	755,388
Sr. Unsec’d. Notes, 144A, MTN
7.600%	03/01/29		1,135	1,241,656
8.500%	01/31/47		3,995	4,434,276
Sr. Unsec’d. Notes, MTN
8.500%	01/31/47		4,080	4,528,622
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes
5.875%	01/30/25		2,155	2,273,686
7.650%	06/15/35		600	682,832
Sr. Unsec’d. Notes, 144A
6.375%	01/18/27		615	656,225
8.625%	02/28/29		4,355	5,236,962
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes
4.250%	09/18/22		1,900	1,861,901
Export-Import Bank of India (India),
Sr. Unsec’d. Notes
3.375%	08/05/26		500	508,389
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes
8.125%	01/18/26		5,170	5,564,091
Grenada Government International Bond (Grenada),
Sr. Unsec’d. Notes
7.000%	05/12/30		321	314,992

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes, 144A
4.900%	06/01/30		1,148	$1,228,965
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
4.350%	01/11/48		600	660,529
4.750%	02/11/29		1,175	1,345,437
8.500%	10/12/35		425	668,604
Sr. Unsec’d. Notes, 144A
3.700%	01/08/22		3,445	3,538,015
Sr. Unsec’d. Notes, EMTN
4.125%	01/15/25		4,325	4,636,700
4.625%	04/15/43		3,700	4,141,050
5.250%	01/17/42		2,600	3,129,377
Indonesia Treasury Bond (Indonesia),
Sr. Unsec’d. Notes, Series 071
9.000%	03/15/29	IDR	58,100,000	4,699,380
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
5.750%	12/31/32		5,173	5,172,750
6.125%	06/15/33		200	201,625
6.625%	03/22/48	EUR	1,500	1,694,744
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
7.875%	07/28/45		2,725	3,678,796
8.000%	03/15/39		2,900	3,937,212
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
7.250%	02/28/28		1,700	1,847,166
KSA Sukuk Ltd. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
2.969%	10/29/29		2,800	2,810,388
Lao People’s Democratic Republic International Bond (Laos),
Sr. Unsec’d. Notes, 144A
6.875%	06/30/21		800	782,781
Mexican Bonos (Mexico),
Bonds, Series M
6.500%	06/10/21	MXN	58,800	3,101,139
8.000%	11/07/47	MXN	47,000	2,719,520
Bonds, Series M30
10.000%	11/20/36	MXN	20,000	1,366,904
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44		2,800	3,094,933
Mongolia Government International Bond (Mongolia),
Sr. Unsec’d. Notes
5.625%	05/01/23		600	619,617
Sr. Unsec’d. Notes, EMTN
5.125%	12/05/22		2,660	2,720,236
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes
5.500%	12/11/42		600	732,855
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
7.143%	02/23/30		3,100	3,158,714
8.747%	01/21/31		1,800	1,986,695
Sr. Unsec’d. Notes, 144A, MTN
6.500%	11/28/27		1,040	1,061,010

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, EMTN
6.500%	11/28/27		2,000	$2,040,403
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
4.750%	06/15/26		4,050	4,107,674
5.375%	03/08/27		1,650	1,699,569
5.625%	01/17/28		435	450,115
Sr. Unsec’d. Notes, 144A
4.750%	06/15/26		1,000	1,014,241
Pakistan Government International Bond (Pakistan),
Sr. Unsec’d. Notes
6.875%	12/05/27		1,200	1,248,051
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.160%	01/23/30		6,090	6,276,846
3.870%	07/23/60		1,205	1,298,350
4.500%	04/16/50		545	644,564
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes
4.700%	03/27/27		2,000	2,201,341
5.400%	03/30/50		735	843,773
5.600%	03/13/48		315	368,196
Perusahaan Penerbit SBSN Indonesia III (Indonesia),
Sr. Unsec’d. Notes
4.150%	03/29/27		500	537,293
4.350%	09/10/24		4,200	4,533,104
4.550%	03/29/26		11,105	12,157,218
Sr. Unsec’d. Notes, EMTN
4.450%	02/20/29		2,300	2,539,304
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.844%	06/20/30		5,780	5,962,924
Sr. Unsec’d. Notes, 144A
5.400%	08/12/34	PEN	4,965	1,574,083
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
3.050%	05/14/24		1,680	1,758,455
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.500%	09/10/21		7,495	7,587,895
Provincia de Buenos Aires/Government Bonds (Argentina),
Sr. Unsec’d. Notes
9.950%	06/09/21		500	230,459
Unsec’d. Notes, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.830% (Cap N/A, Floor 15.000%)
45.979%(c)	05/31/22	ARS	16,651	85,433
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23		2,195	2,317,254
Republic of Armenia International Bond (Armenia),
Sr. Unsec’d. Notes, 144A
3.950%	09/26/29		545	539,263
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.300%	10/12/28		10,705	10,488,024
4.850%	09/27/27		895	925,304
4.850%	09/30/29		9,925	9,926,157
5.375%	07/24/44		800	760,778

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
5.650%	09/27/47		2,850	$2,766,264
6.250%	03/08/41		2,150	2,311,419
Republic of Uzbekistan Bond (Uzbekistan),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	02/20/24		2,810	2,983,077
5.375%	02/20/29		645	716,620
Sr. Unsec’d. Notes, EMTN
5.375%	02/20/29		2,000	2,222,078
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
4.625%	04/03/49	EUR	1,315	1,821,572
Russian Federal Bond – OFZ (Russia),
Bonds, Series 6229
7.150%	11/12/25	RUB	88,000	1,491,787
Russian Foreign Bond – Eurobond (Russia),
Sr. Unsec’d. Notes
4.375%	03/21/29		3,200	3,558,130
5.250%	06/23/47		1,400	1,751,436
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, EMTN
3.250%	10/26/26		1,900	1,967,462
5.000%	04/17/49		1,500	1,792,306
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes
4.750%	03/13/28	EUR	2,500	2,954,061
Unsec’d. Notes
6.250%	05/23/33		2,300	2,417,259
Unsec’d. Notes, 144A
6.250%	05/23/33		1,350	1,418,826
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes, 144A
1.500%	06/26/29	EUR	1,305	1,488,913
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
5.750%	01/18/22		2,300	2,306,415
6.125%	06/03/25		2,560	2,486,772
6.200%	05/11/27		2,885	2,705,179
6.250%	07/27/21		4,600	4,677,186
6.850%	11/03/25		460	460,203
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
4.250%	04/14/26		3,500	3,267,767
4.875%	10/09/26		5,965	5,700,828
4.875%	04/16/43		1,995	1,641,440
5.125%	02/17/28		3,000	2,869,743
6.000%	03/25/27		10,635	10,771,555
6.000%	01/14/41		3,400	3,165,470
6.250%	09/26/22		7,800	8,148,807
6.875%	03/17/36		1,450	1,494,348
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/23		700	760,757
7.750%	09/01/24		480	523,972
7.750%	09/01/25		3,080	3,361,487
7.750%	09/01/27		6,520	7,143,267
8.994%	02/01/24		1,020	1,148,968
9.750%	11/01/28		3,500	4,254,829

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, 144A
0.000%	05/31/40			850	$809,636
6.750%	06/20/26		EUR	545	686,231
7.750%	09/01/21			2,000	2,117,807
9.750%	11/01/28			3,330	4,048,165
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
5.100%	06/18/50			1,350	1,620,148
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
6.000%	12/09/20	(d)		4,725	538,525
7.750%	10/13/19	(d)		5,500	618,750
9.250%	09/15/27	(d)		2,200	254,799
11.750%	10/21/26	(d)		2,250	260,913
11.950%	08/05/31	(d)		1,200	139,706
12.750%	08/23/22	(d)		3,025	346,485
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes
4.800%	11/19/24			3,850	4,215,622
Sr. Unsec’d. Notes, 144A
4.800%	11/19/24			2,200	2,408,927

TOTAL SOVEREIGN BONDS (cost $404,910,611)					408,414,253

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.8%
Federal Home Loan Mortgage Corp.
3.000%	11/01/42			44	45,108
3.000%	01/01/43			51	52,721
3.000%	02/01/43			22	22,934
3.000%	02/01/43			42	43,651
3.000%	02/01/43			153	157,703
3.000%	03/01/43			146	149,967
3.000%	03/01/45			43	44,561
3.000%	04/01/45			176	181,032
3.000%	05/01/45			3,016	3,094,505
3.000%	06/01/45			61	62,710
3.000%	06/01/45			305	313,793
3.000%	07/01/45			198	204,096
3.000%	09/01/49			1,834	1,890,457
3.500%	04/01/42			31	32,697
3.500%	04/01/42			365	385,214
3.500%	08/01/42			93	97,585
3.500%	08/01/42			103	108,078
3.500%	08/01/42			489	515,543
3.500%	09/01/42			17	17,383
3.500%	09/01/42			114	119,852
3.500%	09/01/42			851	896,669
3.500%	10/01/42			10	10,824
3.500%	10/01/42			131	138,416
3.500%	11/01/42			65	68,144
3.500%	11/01/42			3,028	3,189,599
3.500%	12/01/42			761	801,209
3.500%	01/01/43			730	768,504
3.500%	03/01/43			3,083	3,247,903
3.500%	04/01/43			25	25,925
3.500%	04/01/43			98	103,207
3.500%	04/01/43			658	692,771
3.500%	05/01/43			1,797	1,893,348

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	10/01/43	219		$230,436
3.500%	01/01/44	708		746,276
3.500%	03/01/44	1,165		1,226,834
3.500%	05/01/45	623		654,124
3.500%	06/01/45	121		127,254
3.500%	06/01/45	752		789,147
3.500%	03/01/46	1,376		1,453,472
3.500%	12/01/49	11,720		12,058,854
4.000%	06/01/33	382		406,285
4.000%	10/01/40	9		9,664
4.000%	10/01/40	25		27,036
4.000%	10/01/40	33		35,090
4.000%	11/01/40	22		24,077
4.000%	12/01/40	7		8,033
4.000%	12/01/40	533		571,369
4.000%	12/01/40	1,017		1,090,971
4.000%	12/01/40	1,453		1,558,686
4.000%	02/01/41	343		367,905
4.000%	04/01/41	2,070		2,216,380
4.000%	10/01/41	150		161,077
4.000%	10/01/41	413		442,662
4.000%	12/01/41	303		323,991
4.000%	03/01/42	24		26,127
4.000%	04/01/42	35		37,459
4.000%	04/01/42	63		67,168
4.000%	04/01/42	190		203,596
4.000%	05/01/43	216		230,577
4.500%	09/01/23	92		94,888
4.500%	05/01/39	132		143,620
4.500%	06/01/39	82		89,213
4.500%	08/01/39	741		807,765
4.500%	10/01/39	15		16,431
4.500%	10/01/39	53		57,291
4.500%	10/01/39	987		1,076,576
4.500%	10/01/39	1,025		1,117,412
4.500%	12/01/39	68		74,482
4.500%	03/01/40	164		178,017
4.500%	05/01/40	70		76,391
4.500%	08/01/40	246		267,918
4.500%	10/01/40	180		195,936
4.500%	02/01/41	25		27,594
4.500%	02/01/41	41		44,567
4.500%	02/01/41	47		51,222
4.500%	02/01/41	75		81,144
4.500%	03/01/41	119		129,242
4.500%	04/01/41	202		219,173
4.500%	04/01/41	516		560,692
4.500%	10/01/41	1,691		1,838,383
4.500%	02/01/44	46		50,140
4.500%	03/01/44	9		10,152
4.500%	03/01/44	47		50,400
4.500%	03/01/44	61		66,471
4.500%	12/01/49	8,404		8,862,979
5.000%	06/01/23	37		38,798
5.000%	07/01/25	—	(r)	350
5.000%	07/01/33	1		1,005
5.000%	11/01/33	4		4,162
5.000%	11/01/33	6		6,359

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	11/01/33	6		$6,843
5.000%	11/01/33	11		12,183
5.000%	07/01/35	1,639		1,816,631
5.000%	11/01/35	205		226,961
5.000%	12/01/35	3		3,124
5.000%	04/01/40	15		16,902
5.000%	04/01/40	138		152,204
5.000%	06/01/40	117		129,311
5.000%	07/01/40	14		15,589
5.000%	07/01/40	92		102,046
5.000%	08/01/40	65		71,571
5.000%	08/01/40	164		181,137
5.000%	08/01/40	514		566,602
5.000%	06/01/41	223		247,323
5.000%	07/01/41	30		32,951
5.000%	07/01/41	80		87,848
5.000%	07/01/41	89		98,247
5.000%	07/01/41	111		122,900
5.500%	09/01/20	1		1,244
5.500%	09/01/20	2		1,575
5.500%	09/01/20	2		2,001
5.500%	03/01/34	56		62,409
5.500%	07/01/35	38		43,046
5.500%	01/01/38	1,049		1,175,995
5.500%	06/01/41	394		441,425
6.000%	10/01/32	—	(r)	286
6.000%	03/01/33	12		13,386
6.000%	12/01/33	25		28,341
6.000%	12/01/33	320		362,057
6.000%	06/01/37	2		2,393
6.000%	07/01/38	7		7,654
6.000%	08/01/38	13		14,926
6.500%	08/01/36	20		23,017
6.500%	09/01/39	52		60,713
7.000%	06/01/32	1		1,060
7.000%	06/01/32	1		1,444
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.250% (Cap 11.193%, Floor 2.250%)
4.383%(c)	10/01/36	3		2,731
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.625% (Cap 10.349%, Floor 1.625%)
4.553%(c)	04/01/37	55		57,112
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.725% (Cap 10.878%, Floor 1.725%)
4.475%(c)	07/01/35	2		2,568
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.733% (Cap 10.195%, Floor 1.733%)
4.858%(c)	02/01/37	27		28,012
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.749% (Cap 10.389%, Floor 1.749%)
4.874%(c)	02/01/37	10		10,657
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.750% (Cap 9.802%, Floor 1.750%)
4.858%(c)	02/01/35	23		23,659
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.785% (Cap 9.660%, Floor 1.785%)
4.035%(c)	09/01/32	—	(r)	373

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.800% (Cap 9.997%, Floor 1.800%)
3.925%(c)	03/01/36	7	$7,233
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.831% (Cap 10.907%, Floor 1.831%)
4.482%(c)	01/01/37	6	6,671
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.853% (Cap 10.357%, Floor 1.853%)
4.938%(c)	02/01/37	13	12,837
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 1.997% (Cap 11.082%, Floor 1.997%)
4.028%(c)	11/01/36	5	5,065
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 2.055% (Cap 11.063%, Floor 2.055%)
4.118%(c)	12/01/36	1	1,410
Federal Home Loan Mortgage Corp., 12 Month LIBOR + 2.174% (Cap 10.838%, Floor 2.174%)
5.015%(c)	02/01/37	15	15,536
Federal National Mortgage Assoc.
1.500%	06/22/20	13,193	13,185,405
2.500%	11/01/29	22	21,989
2.500%	07/01/30	1,331	1,347,789
2.500%	07/01/30	2,067	2,092,671
2.500%	01/01/31	240	243,300
2.500%	01/01/32	2,922	2,958,066
2.500%	06/01/32	3,665	3,711,739
2.500%	11/01/34	45,247	45,660,098
2.500%	01/01/35	7,090	7,154,796
2.500%	11/01/42	337	337,570
2.500%	01/01/43	90	89,835
2.500%	02/01/43	75	75,028
2.500%	02/01/43	4,511	4,524,094
2.500%	03/01/43	238	238,254
2.500%	03/01/43	431	431,987
2.500%	07/01/46	24	23,592
2.500%	12/01/49	10,822	10,703,067
3.000%	TBA	33,570	34,041,994
3.000%	01/01/27	419	429,877
3.000%	10/01/28	4,196	4,312,361
3.000%	11/01/28	941	968,819
3.000%	02/01/29	969	995,908
3.000%	09/01/32	1,780	1,831,405
3.000%	10/01/32	1,981	2,038,155
3.000%	12/01/32	13,418	13,796,169
3.000%	06/01/33	45	46,555
3.000%	11/01/33	2,301	2,373,020
3.000%	12/01/34	23,187	23,808,532
3.000%	11/01/36	5,147	5,334,003
3.000%	10/01/37	4,964	5,091,994
3.000%	03/01/38	3,815	3,913,191
3.000%	09/01/42	481	495,676
3.000%	10/01/42	464	478,533
3.000%	10/01/42	1,321	1,360,787
3.000%	11/01/42	241	247,814
3.000%	11/01/42	305	314,462
3.000%	01/01/43	2,399	2,471,229
3.000%	02/01/43	10	10,093
3.000%	02/01/43	12	12,252

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	02/01/43	27	$27,992
3.000%	02/01/43	42	43,420
3.000%	02/01/43	46	47,554
3.000%	02/01/43	203	209,275
3.000%	02/01/43	3,546	3,652,838
3.000%	04/01/43	17	17,224
3.000%	04/01/43	7,071	7,274,358
3.000%	05/01/43	46	47,165
3.000%	05/01/43	105	108,344
3.000%	05/01/43	162	166,845
3.000%	05/01/43	1,283	1,320,029
3.000%	07/01/43	299	307,167
3.000%	08/01/43	116	119,711
3.000%	08/01/43	724	743,405
3.000%	08/01/43	5,664	5,835,500
3.000%	09/01/43	1,074	1,109,645
3.000%	02/01/44	190	195,251
3.000%	03/01/44	7,109	7,313,539
3.000%	12/01/44	16	16,825
3.000%	05/01/45	17	17,901
3.000%	05/01/45	299	307,521
3.000%	07/01/45	125	128,896
3.000%	07/01/45	133	136,825
3.000%	08/01/45	782	803,670
3.000%	07/01/46	13,067	13,373,619
3.000%	08/01/46	586	598,806
3.000%	10/01/46	394	403,467
3.000%	10/01/46	4,077	4,186,870
3.000%	10/01/46	4,209	4,307,717
3.000%	10/01/46	5,616	5,767,473
3.000%	11/01/46	867	893,814
3.000%	11/01/46	1,197	1,233,847
3.000%	11/01/46	1,848	1,905,818
3.000%	11/01/46	2,267	2,337,940
3.000%	11/01/46	3,994	4,124,549
3.000%	11/01/46	4,249	4,381,219
3.000%	11/01/46	4,914	5,046,139
3.000%	11/01/46	6,756	6,937,633
3.000%	12/01/46	1,108	1,142,400
3.000%	12/01/46	4,019	4,126,948
3.000%	12/01/46	6,026	6,214,898
3.000%	12/01/46	6,152	6,344,070
3.000%	12/01/46	12,622	13,015,915
3.000%	01/01/47	3,426	3,533,091
3.000%	02/01/47	3,461	3,560,746
3.000%	06/01/47	2,077	2,144,954
3.000%	09/01/48	377	385,429
3.000%	11/01/48	2,146	2,189,040
3.000%	08/01/49	1,654	1,705,520
3.000%	11/01/49	2,336	2,369,373
3.500%	TBA	9,700	10,057,057
3.500%	TBA	56,475	58,093,009
3.500%	10/01/28	530	551,023
3.500%	07/01/30	92	96,746
3.500%	08/01/30	484	505,997
3.500%	11/01/32	3,856	4,037,393
3.500%	01/01/34	13	13,540
3.500%	01/01/34	32	33,551

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	01/01/34	64	$67,058
3.500%	01/01/34	95	100,110
3.500%	02/01/35	345	361,046
3.500%	01/01/36	3,014	3,155,066
3.500%	12/01/41	169	178,593
3.500%	06/01/42	382	402,082
3.500%	06/01/42	631	664,752
3.500%	07/01/42	510	537,018
3.500%	07/01/42	4,040	4,253,417
3.500%	08/01/42	1,032	1,086,655
3.500%	09/01/42	1,477	1,555,125
3.500%	10/01/42	1,479	1,557,140
3.500%	11/01/42	239	251,754
3.500%	01/01/43	244	256,357
3.500%	01/01/43	890	937,169
3.500%	01/01/43	1,330	1,399,851
3.500%	03/01/43	5,122	5,391,797
3.500%	04/01/43	175	184,036
3.500%	06/01/43	658	696,806
3.500%	06/01/43	767	807,787
3.500%	06/01/43	4,965	5,226,652
3.500%	07/01/43	160	167,960
3.500%	07/01/43	212	222,838
3.500%	07/01/43	320	336,905
3.500%	07/01/43	479	503,746
3.500%	07/01/43	862	910,321
3.500%	08/01/43	212	223,415
3.500%	08/01/43	250	263,203
3.500%	08/01/43	1,730	1,821,236
3.500%	09/01/43	2,270	2,395,290
3.500%	10/01/43	850	895,166
3.500%	01/01/44	2,356	2,480,665
3.500%	01/01/44	2,531	2,670,430
3.500%	01/01/44	3,933	4,140,668
3.500%	03/01/44	1,033	1,096,708
3.500%	07/01/44	611	643,282
3.500%	12/01/44	2,384	2,509,535
3.500%	12/01/44	2,539	2,672,943
3.500%	02/01/45	1,125	1,184,562
3.500%	03/01/45	3,251	3,422,521
3.500%	04/01/45	4,945	5,169,569
3.500%	04/01/45	7,239	7,614,707
3.500%	06/01/45	5,474	5,721,940
3.500%	07/01/45	3,543	3,716,581
3.500%	09/01/45	8,659	9,083,568
3.500%	11/01/45	122	128,220
3.500%	11/01/45	9,687	10,125,879
3.500%	12/01/45	1,248	1,304,491
3.500%	12/01/45	1,414	1,477,862
3.500%	12/01/45	25,419	26,571,440
3.500%	01/01/46	1,146	1,205,121
3.500%	01/01/46	1,557	1,638,186
3.500%	01/01/46	1,987	2,077,528
3.500%	04/01/46	8,914	9,294,682
3.500%	05/01/46	1,499	1,578,312
3.500%	06/01/46	1,588	1,682,418
3.500%	04/01/47	2,171	2,254,786
3.500%	05/01/47	2,834	2,955,333

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	11/01/47	4,341		$4,509,166
3.500%	12/01/47	2,885		2,996,500
3.500%	11/01/48	5,043		5,238,130
3.500%	08/01/49	672		693,556
3.500%	09/01/49	4,805		4,957,492
3.500%	10/01/49	1,110		1,147,292
3.500%	10/01/49	4,438		4,585,227
3.500%	10/01/49	7,636		7,889,099
4.000%	TBA	38,190		39,722,183
4.000%	11/01/40	1,431		1,534,247
4.000%	11/01/40	5,920		6,346,287
4.000%	12/01/40	1,584		1,698,520
4.000%	12/01/40	3,148		3,374,461
4.000%	01/01/41	171		182,986
4.000%	01/01/41	995		1,066,246
4.000%	02/01/41	191		204,382
4.000%	02/01/41	613		657,154
4.000%	03/01/41	1,518		1,625,026
4.000%	04/01/41	550		589,644
4.000%	10/01/41	611		653,867
4.000%	10/01/41	2,929		3,134,992
4.000%	11/01/41	516		552,448
4.000%	01/01/42	716		766,165
4.000%	01/01/42	1,026		1,098,443
4.000%	01/01/42	3,618		3,872,368
4.000%	02/01/42	60		64,526
4.000%	02/01/42	565		604,520
4.000%	02/01/42	751		803,454
4.000%	08/01/42	1,996		2,136,028
4.000%	09/01/43	5,249		5,603,673
4.000%	11/01/44	4,525		4,813,428
4.000%	05/01/45	395		419,746
4.000%	06/01/45	11,346		12,068,801
4.000%	07/01/45	232		246,399
4.000%	09/01/45	512		542,650
4.000%	10/01/45	1,094		1,159,519
4.000%	12/01/45	994		1,053,615
4.000%	03/01/46	5,652		5,991,681
4.000%	03/01/46	6,484		6,879,453
4.000%	09/01/46	384		406,601
4.000%	06/01/47	10,477		11,017,006
4.000%	08/01/47	2,935		3,086,467
4.000%	07/01/48	27,533		28,675,734
4.000%	09/01/48	4,263		4,451,411
4.000%	10/01/48	7,748		8,172,433
4.000%	02/01/49	1,294		1,345,884
4.000%	08/01/49	11,433		11,894,036
4.000%	11/01/49	2,615		2,735,857
4.500%	TBA	17,120		18,025,990
4.500%	11/01/20	—	(r)	319
4.500%	04/01/23	48		49,735
4.500%	12/01/23	1		1,094
4.500%	08/01/24	18		19,062
4.500%	04/01/26	80		83,674
4.500%	04/01/26	356		371,354
4.500%	07/01/26	36		37,507
4.500%	10/01/26	144		148,821
4.500%	01/01/27	572		594,968

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	09/01/39	624		$679,938
4.500%	12/01/39	835		909,861
4.500%	12/01/39	1,571		1,711,959
4.500%	04/01/40	1,071		1,163,901
4.500%	07/01/40	108		117,306
4.500%	09/01/40	1,583		1,719,698
4.500%	11/01/40	2,181		2,369,401
4.500%	12/01/40	191		207,212
4.500%	12/01/40	1,085		1,178,511
4.500%	02/01/41	224		243,385
4.500%	02/01/41	329		357,428
4.500%	02/01/41	623		677,202
4.500%	05/01/41	46		49,528
4.500%	06/01/41	132		141,195
4.500%	06/01/41	158		171,752
4.500%	08/01/41	44		47,930
4.500%	10/01/41	23		24,879
4.500%	10/01/41	25		26,717
4.500%	11/01/41	26		27,816
4.500%	11/01/41	583		633,117
4.500%	04/01/42	253		274,820
4.500%	08/01/42	53		57,675
4.500%	09/01/42	49		53,106
4.500%	09/01/42	80		86,437
4.500%	09/01/42	146		159,158
4.500%	10/01/42	369		401,170
4.500%	09/01/43	126		136,370
4.500%	11/01/43	86		93,158
4.500%	06/01/44	117		127,318
4.500%	10/01/44	194		209,563
4.500%	02/01/45	78		83,988
4.500%	02/01/45	182		196,962
4.500%	11/01/47	3,949		4,284,895
4.500%	04/01/48	4,268		4,525,374
4.500%	05/01/48	11,167		12,115,563
4.500%	08/01/48	2,708		2,871,265
4.500%	10/01/48	4,661		4,942,610
4.500%	05/01/49	10,432		11,179,306
4.500%	06/01/49	6,853		7,227,865
4.500%	10/01/49	3,117		3,287,758
4.500%	11/01/49	165		173,583
5.000%	TBA	7,895		8,440,248
5.000%	01/01/20	—	(r)	2
5.000%	05/01/20	1		874
5.000%	12/01/20	2		2,088
5.000%	02/01/21	3		3,488
5.000%	06/01/23	2		1,892
5.000%	09/01/23	444		473,964
5.000%	01/01/24	59		61,404
5.000%	06/01/24	33		34,581
5.000%	09/01/25	41		42,209
5.000%	04/01/34	14		14,868
5.000%	07/01/34	13		14,116
5.000%	03/01/35	550		609,258
5.000%	04/01/35	60		66,414
5.000%	04/01/35	638		706,218
5.000%	05/01/35	75		83,039
5.000%	06/01/35	20		21,721

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	06/01/35	34		$37,798
5.000%	06/01/35	75		83,152
5.000%	09/01/35	47		51,695
5.000%	10/01/35	90		100,210
5.000%	10/01/35	509		564,143
5.000%	03/01/36	174		193,285
5.000%	12/01/36	16		17,255
5.000%	12/01/36	750		830,260
5.000%	07/01/37	12		13,251
5.000%	02/01/38	65		72,495
5.000%	05/01/38	413		457,421
5.000%	06/01/39	53		58,803
5.000%	06/01/40	249		274,635
5.000%	08/01/40	440		484,725
5.000%	04/01/41	874		963,333
5.000%	06/01/41	31		34,410
5.000%	06/01/41	166		182,630
5.000%	08/01/41	83		91,822
5.000%	09/01/41	376		414,905
5.000%	01/01/42	487		537,364
5.000%	02/01/42	133		146,562
5.000%	05/01/42	280		309,060
5.000%	07/01/42	629		693,967
5.000%	11/01/44	1,113		1,227,745
5.000%	08/01/48	1,385		1,485,967
5.000%	08/01/48	1,783		1,912,123
5.000%	12/01/48	319		342,165
5.000%	08/01/49	1,759		1,881,180
5.500%	TBA	7,565		8,145,538
5.500%	07/01/20	—	(r)	200
5.500%	08/01/21	1		1,088
5.500%	09/01/21	1		859
5.500%	09/01/21	1		1,123
5.500%	09/01/21	2		2,441
5.500%	11/01/21	7		6,773
5.500%	03/01/22	—	(r)	111
5.500%	03/01/22	2		2,551
5.500%	05/01/22	1		653
5.500%	07/01/22	—	(r)	498
5.500%	07/01/22	1		1,182
5.500%	08/01/22	6		6,235
5.500%	01/01/23	74		77,123
5.500%	09/01/34	223		250,239
5.500%	11/01/34	18		19,676
5.500%	12/01/34	73		81,915
5.500%	04/01/35	46		52,049
5.500%	11/01/35	215		241,150
5.500%	12/01/35	57		64,252
5.500%	01/01/36	8		9,131
5.500%	01/01/36	59		65,786
5.500%	03/01/36	8		9,064
5.500%	03/01/36	13		14,684
5.500%	05/01/36	276		309,325
5.500%	05/01/36	552		618,853
5.500%	07/01/36	1,159		1,298,498
5.500%	11/01/36	5		5,512
5.500%	08/01/37	13		14,696
5.500%	08/01/37	84		93,866

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	08/01/37	349		$390,843
5.500%	08/01/37	643		720,743
5.500%	09/01/37	226		252,793
5.500%	02/01/38	87		96,922
5.500%	02/01/38	549		614,768
5.500%	09/01/38	319		357,332
5.500%	04/01/39	167		186,482
5.500%	05/01/39	188		210,714
5.500%	03/01/40	350		391,587
5.500%	03/01/41	2,671		2,992,909
5.500%	09/01/41	3		3,210
5.500%	09/01/41	541		605,802
6.000%	04/01/21	1		1,090
6.000%	07/01/21	—	(r)	68
6.000%	11/01/32	13		14,888
6.000%	03/01/33	14		15,865
6.000%	04/01/33	17		19,566
6.000%	02/01/34	135		153,075
6.000%	08/01/34	11		12,256
6.000%	11/01/34	9		10,228
6.000%	11/01/34	577		652,479
6.000%	11/01/35	95		107,241
6.000%	12/01/35	21		24,037
6.000%	02/01/36	706		806,156
6.000%	04/01/36	—	(r)	67
6.000%	05/01/36	195		223,844
6.000%	05/01/36	228		260,286
6.000%	06/01/36	23		25,955
6.000%	09/01/36	24		27,503
6.000%	09/01/36	1,544		1,749,537
6.000%	11/01/36	49		55,549
6.000%	12/01/36	4		4,462
6.000%	01/01/37	—	(r)	167
6.000%	01/01/37	21		23,644
6.000%	02/01/37	14		15,891
6.000%	02/01/37	203		232,928
6.000%	03/01/37	80		91,339
6.000%	03/01/37	510		582,703
6.000%	03/01/37	1,152		1,315,370
6.000%	05/01/37	—	(r)	365
6.000%	05/01/37	10		11,168
6.000%	06/01/37	26		30,297
6.000%	08/01/37	174		197,210
6.000%	08/01/37	964		1,098,261
6.000%	10/01/37	17		18,305
6.000%	02/01/38	72		82,136
6.000%	03/01/38	627		718,749
6.000%	04/01/38	27		30,570
6.000%	05/01/38	175		199,689
6.000%	08/01/38	18		20,469
6.000%	09/01/38	36		40,971
6.000%	10/01/38	141		161,038
6.000%	12/01/38	7		7,750
6.000%	04/01/39	11		12,779
6.000%	06/01/39	206		237,232
6.000%	09/01/39	747		855,785
6.000%	10/01/39	227		260,167
6.000%	02/01/40	110		126,997

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	10/01/40	215		$246,162
6.500%	07/01/32	7		8,095
6.500%	07/01/32	53		61,423
6.500%	07/01/32	90		104,177
6.500%	12/01/32	7		8,486
6.500%	12/01/32	23		26,603
6.500%	07/01/35	27		30,712
6.500%	12/01/35	240		276,561
6.500%	07/01/36	4		4,660
6.500%	07/01/36	885		1,033,214
6.500%	08/01/36	45		51,464
6.500%	08/01/36	162		187,484
6.500%	08/01/36	193		222,914
6.500%	09/01/36	92		107,340
6.500%	09/01/36	374		435,639
6.500%	10/01/36	11		12,948
6.500%	10/01/36	188		220,085
6.500%	11/01/36	9		9,735
6.500%	12/01/36	4		4,354
6.500%	08/01/37	13		15,179
6.500%	10/01/37	4		4,906
6.500%	10/01/37	125		146,027
6.500%	08/01/38	63		73,161
6.500%	06/01/39	45		52,244
6.500%	10/01/39	220		257,719
6.500%	05/01/40	215		251,829
6.500%	05/01/40	252		294,352
7.000%	01/01/31	—	(r)	201
7.000%	04/01/32	—	(r)	240
7.000%	04/01/37	27		29,631
Federal National Mortgage Assoc., 12 Month LIBOR + 1.340% (Cap 11.164%, Floor 1.340%)
4.340%(c)	12/01/35	3		3,049
Federal National Mortgage Assoc., 12 Month LIBOR + 1.569% (Cap 10.469%, Floor 1.569%)
3.992%(c)	12/01/35	10		9,903
Federal National Mortgage Assoc., 12 Month LIBOR + 1.626% (Cap 9.707%, Floor 1.626%)
4.393%(c)	07/01/35	5		5,103
Federal National Mortgage Assoc., 12 Month LIBOR + 1.655% (Cap 10.915%, Floor 1.655%)
4.264%(c)	08/01/37	6		5,867
Federal National Mortgage Assoc., 12 Month LIBOR + 1.700% (Cap 10.686%, Floor 1.700%)
3.575%(c)	11/01/37	37		38,370
Federal National Mortgage Assoc., 12 Month LIBOR + 1.885% (Cap 11.040%, Floor 1.885%)
4.516%(c)	08/01/36	8		8,370
Federal National Mortgage Assoc., 12 Month LIBOR + 1.892% (Cap 10.733%, Floor 1.892%)
4.533%(c)	12/01/35	3		2,767
Government National Mortgage Assoc.
3.000%	10/15/42	67		69,053
3.000%	12/15/42	19		19,363
3.000%	05/15/43	51		53,208
3.000%	06/15/43	9		8,990
3.000%	07/15/43	122		126,388
3.000%	08/20/43	1,521		1,577,443

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	09/20/43	1,453	$1,506,511
3.000%	01/20/44	150	155,134
3.000%	02/20/44	419	434,097
3.000%	06/20/45	3,477	3,594,718
3.000%	08/20/45	5,016	5,186,126
3.000%	05/20/46	169	174,295
3.000%	05/20/46	346	357,175
3.000%	05/20/46	383	395,379
3.000%	06/20/46	837	863,739
3.000%	07/20/46	243	251,205
3.000%	07/20/46	416	430,373
3.000%	07/20/46	602	621,260
3.000%	07/20/46	714	737,811
3.000%	07/20/46	997	1,028,823
3.000%	07/20/46	1,286	1,328,755
3.000%	08/20/46	325	335,347
3.000%	08/20/46	497	513,858
3.000%	08/20/46	528	545,307
3.000%	08/20/46	5,810	5,993,462
3.000%	09/20/46	277	286,650
3.000%	09/20/46	318	328,181
3.000%	09/20/49	12,451	12,618,464
3.000%	10/20/49	11,074	11,223,050
3.000%	01/20/50	12,290	12,630,338
3.500%	05/20/42	49	51,481
3.500%	07/20/42	2,590	2,726,764
3.500%	08/20/42	1,213	1,276,944
3.500%	09/20/42	3,933	4,141,570
3.500%	10/20/42	1,827	1,923,283
3.500%	11/20/42	28	29,671
3.500%	12/20/42	589	620,218
3.500%	03/20/43	1,415	1,489,567
3.500%	04/20/43	59	61,534
3.500%	05/20/43	7,257	7,621,919
3.500%	06/20/43	2,225	2,337,416
3.500%	08/20/43	47	49,556
3.500%	11/15/43	1,368	1,456,614
3.500%	10/20/44	251	264,205
3.500%	02/15/45	293	310,430
3.500%	02/20/45	659	693,231
3.500%	04/20/45	134	140,881
3.500%	05/20/45	203	213,344
3.500%	05/20/45	466	490,554
3.500%	12/20/45	3,140	3,277,348
3.500%	01/20/46	156	163,715
3.500%	02/20/46	2,856	2,983,303
3.500%	02/20/46	3,273	3,443,390
3.500%	03/20/46	6,297	6,566,542
3.500%	04/20/46	4,919	5,129,116
3.500%	05/20/46	25	25,866
3.500%	05/20/46	43	45,339
3.500%	05/20/46	194	203,913
3.500%	05/20/46	4,559	4,753,479
3.500%	06/20/46	203	213,485
3.500%	06/20/46	1,872	1,951,896
3.500%	07/20/46	803	836,953
3.500%	02/20/48	261	274,810
3.500%	02/20/48	12,598	13,228,969

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	04/20/48	1,794	$1,887,185
3.500%	01/20/49	5,850	6,076,648
4.000%	09/20/25	55	57,860
4.000%	11/20/25	107	111,424
4.000%	01/20/26	31	32,795
4.000%	02/20/41	109	116,271
4.000%	05/20/41	1,024	1,092,213
4.000%	10/15/41	36	39,265
4.000%	10/15/41	155	168,358
4.000%	10/15/41	184	198,948
4.000%	10/20/41	1,000	1,066,853
4.000%	11/20/41	195	207,441
4.000%	12/20/41	95	101,256
4.000%	09/20/42	90	96,025
4.000%	11/20/42	74	78,339
4.000%	02/20/44	2,579	2,738,605
4.000%	05/20/46	4,417	4,654,515
4.000%	05/20/47	10,156	10,629,847
4.000%	08/20/47	1,688	1,766,702
4.000%	11/20/47	14,398	15,069,411
4.000%	01/20/48	1,410	1,501,773
4.000%	06/20/48	5,921	6,164,664
4.000%	08/20/48	313	326,207
4.000%	10/20/48	3,323	3,460,262
4.000%	05/20/49	11,104	11,517,108
4.000%	08/20/49	13,758	14,269,528
4.000%	09/20/49	24,253	25,154,999
4.000%	11/20/49	11,460	11,886,729
4.500%	05/15/39	14	14,884
4.500%	11/20/39	135	145,295
4.500%	02/20/40	1,186	1,274,069
4.500%	05/20/40	1,031	1,109,126
4.500%	06/15/40	9	9,334
4.500%	06/15/40	50	54,128
4.500%	06/15/40	151	162,466
4.500%	07/15/40	27	29,281
4.500%	08/15/40	69	74,888
4.500%	09/15/40	171	184,998
4.500%	09/20/40	567	610,271
4.500%	11/20/40	296	318,018
4.500%	02/20/41	1,299	1,396,368
4.500%	03/15/41	217	233,937
4.500%	03/20/41	1,491	1,602,553
4.500%	05/20/41	80	86,356
4.500%	07/20/41	176	189,532
4.500%	09/15/45	723	775,059
4.500%	01/20/46	704	758,910
4.500%	07/20/46	314	338,086
4.500%	08/20/46	503	542,706
4.500%	09/20/46	391	421,725
4.500%	01/20/47	1,170	1,252,714
4.500%	03/20/47	1,029	1,090,127
4.500%	07/20/47	3,372	3,551,863
4.500%	08/20/47	6,406	6,746,654
4.500%	09/20/47	900	947,872
4.500%	07/20/48	748	785,321
4.500%	05/20/49	3,563	3,744,507
5.000%	03/20/34	1	1,195

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	07/20/39		201		$219,906
5.000%	08/15/39		17		18,477
5.000%	09/15/39		162		178,606
5.000%	10/15/39		30		33,204
5.000%	10/15/39		168		189,022
5.000%	10/20/39		10		11,037
5.000%	12/15/39		3,788		4,212,229
5.000%	02/15/40		286		316,763
5.000%	02/15/40		286		316,763
5.000%	04/15/40		141		155,611
5.000%	05/20/40		837		915,477
5.000%	06/15/40		141		157,127
5.000%	06/20/40		582		636,054
5.000%	07/15/40		19		20,467
5.000%	08/15/40		28		30,379
5.000%	08/20/40		442		483,410
5.000%	09/15/40		21		23,025
5.000%	09/15/40		27		29,910
5.000%	09/20/40		291		318,326
5.000%	03/20/41		570		623,134
5.000%	08/20/41		623		678,257
5.000%	06/20/47		1,108		1,170,213
5.000%	07/20/47		711		750,490
5.000%	08/20/47		1,230		1,298,782
5.000%	09/20/47		4,319		4,593,111
5.000%	10/20/47		6,360		6,713,919
5.000%	11/20/47		2,444		2,580,076
5.000%	12/20/47		4,355		4,631,867
5.000%	01/20/48		3,545		3,769,914
5.000%	07/20/48		2,761		2,906,452
5.000%	08/20/48		3,971		4,180,408
5.500%	10/20/32		2		2,025
5.500%	03/20/34		6		6,757
5.500%	01/20/36		1,226		1,366,482
5.500%	05/20/48		2,774		2,982,963
5.500%	12/20/48		2,118		2,263,078
5.500%	01/20/49		726		774,260
5.500%	03/20/49		2,066		2,209,230
6.000%	12/20/38		1,837		2,098,188
6.500%	09/20/32		4		4,850
6.500%	12/20/33		2		2,297
8.000%	09/15/22		—	(r)	197
8.000%	07/15/23		—	(r)	172
8.500%	06/15/26		1		1,380

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,294,542,997)					1,310,774,161

U.S. TREASURY OBLIGATIONS — 3.1%
U.S. Treasury Bonds
2.500%	02/15/46		2,715		2,772,694
2.500%	05/15/46		19,885		20,304,449
2.750%	08/15/47		12,865		13,795,702
2.750%	11/15/47		8,000		8,578,750
2.875%	08/15/45		17,245		18,856,330
2.875%	11/15/46		11,775		12,917,543
3.000%	11/15/44		37,120		41,400,400
3.000%	05/15/45	(k)	44,806		50,056,703
3.000%	05/15/47		5,190		5,831,452

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
3.000%	08/15/48	11,775	$13,261,594
3.125%	02/15/43	24,805	28,138,172
4.375%	11/15/39	3,575	4,784,355
4.500%	02/15/36	3,725	4,939,699
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/21	28	27,852
0.125%	07/15/22	39	39,344
0.125%	01/15/23	9,271	9,272,172
0.125%	10/15/24	5,771	5,806,961
0.250%	07/15/29	1,299	1,313,399
0.375%	07/15/27	26	26,422
0.625%	07/15/21	8,550	8,647,258
1.000%	02/15/49	27	30,184
U.S. Treasury Notes
1.250%	08/31/24	5,700	5,588,227
1.375%	10/31/20	15,445	15,408,197
1.625%	08/31/22	8,700	8,704,078
1.625%	02/15/26	6,700	6,635,617
1.875%	09/30/22	11,060	11,140,358
2.000%	08/31/21	8,920	8,977,492
2.000%	08/15/25	6,500	6,585,312
2.250%	03/31/26	3,500	3,594,336
2.375%	02/29/24	20,000	20,560,938
2.500%	01/31/24	23,000	23,749,297
2.625%	11/15/20	56,300	56,766,234
2.625%	07/15/21	14,720	14,947,125
2.625%	12/31/25	7,800	8,174,766
2.750%	08/15/21	12,015	12,232,772
2.875%	10/31/23	4,455	4,654,779

TOTAL U.S. TREASURY OBLIGATIONS (cost $438,419,533)			458,520,963

TOTAL LONG-TERM INVESTMENTS (cost $11,282,009,113)			13,430,445,440

		Shares

SHORT-TERM INVESTMENTS — 16.2%

AFFILIATED MUTUAL FUNDS — 15.8%
PGIM Core Ultra Short Bond Fund(w)		1,586,729,533	1,586,729,533
PGIM Institutional Money Market Fund (cost $783,038,198; includes $781,747,305 of cash collateral for securities on loan)(b)(w)		782,930,360	783,086,946

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,369,767,731)			2,369,816,479

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(h)(k)(n) — 0.4%
U.S. Treasury Bills
1.511%	04/09/20	55,367	$55,137,022

(cost $55,138,489)
TOTAL SHORT-TERM INVESTMENTS (cost $2,424,906,220)			2,424,953,501

TOTAL INVESTMENTS — 106.1% (cost $13,706,915,333)			15,855,398,941
Liabilities in excess of other assets(z) — (6.1)%			(909,024,494)

NET ASSETS — 100.0%			$14,946,374,447

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $19,892 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $765,817,935; cash collateral of $781,747,305 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown is the effective yield at purchase date.

(p)	Interest rate not available as of December 31, 2019.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2,042	2 Year U.S. Treasury Notes	Mar. 2020	$440,051,000	$(627,774)
895	5 Year U.S. Treasury Notes	Mar. 2020	106,155,395	(508,194)
586	10 Year U.S. Treasury Notes	Mar. 2020	75,255,222	(835,570)
935	20 Year U.S. Treasury Bonds	Mar. 2020	145,772,344	(3,315,248)
803	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	145,869,968	(4,401,207)
277	ASX SPI 200 Index	Mar. 2020	32,088,063	(820,619)
1,592	Euro STOXX 50 Index	Mar. 2020	66,590,483	(20,090)
537	FTSE 100 Index	Mar. 2020	53,341,152	1,073,296
406	Mini MSCI EAFE Index	Mar. 2020	41,340,950	330,917
1,169	Russell 2000 E-Mini Index	Mar. 2020	97,646,570	1,263,075
3,622	S&P 500 E-Mini Index	Mar. 2020	585,152,210	10,098,937
277	TOPIX Index	Mar. 2020	43,874,373	60,965

				2,298,488

Short Positions:
501	10 Year U.S. Ultra Treasury Notes	Mar. 2020	70,492,268	839,000
1,851	10 Year U.S. Treasury Notes	Mar. 2020	237,708,900	278,509

				1,117,509

				$3,415,997

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/15/20	HSBC Bank USA, N.A.	AUD	1,000	$683,557	$702,020	$18,463	$—
Expiring 01/15/20	Morgan Stanley & Co. LLC	AUD	8,766	5,989,515	6,153,907	164,392	—
Expiring 01/15/20	RBC Capital Markets LLC	AUD	446	305,622	313,101	7,479	—
British Pound,
Expiring 01/15/20	Barclays Bank PLC	GBP	22,434	29,570,143	29,728,935	158,792	—
Expiring 01/15/20	Morgan Stanley & Co. LLC	GBP	786	1,032,340	1,041,586	9,246	—
Canadian Dollar,
Expiring 01/15/20	Canadian Imperial Bank of Commerce	CAD	8,044	6,077,243	6,195,126	117,883	—
Chilean Peso,
Expiring 03/06/20	BNP Paribas S.A.	CLP	2,305,272	3,070,380	3,067,990	—	(2,390)
Euro,
Expiring 01/15/20	Citibank, N.A.	EUR	44,848	49,806,216	50,352,918	546,702	—
Expiring 01/15/20	Deutsche Bank AG	EUR	514	572,855	577,092	4,237	—
Expiring 01/15/20	Morgan Stanley & Co. LLC	EUR	1,200	1,342,688	1,347,296	4,608	—
Expiring 01/15/20	State Street Bank	EUR	1,242	1,387,997	1,394,451	6,454	—
Japanese Yen,
Expiring 01/15/20	Morgan Stanley & Co. LLC	JPY	4,599,871	42,461,576	42,370,308	—	(91,268)
Expiring 01/24/20	Citibank, N.A.	JPY	157,875	1,463,276	1,454,916	—	(8,360)
Mexican Peso,
Expiring 01/24/20	Deutsche Bank AG	MXN	4,946	260,448	260,614	166	—
Singapore Dollar,
Expiring 01/15/20	Citibank, N.A.	SGD	4,166	3,063,575	3,097,797	34,222	—
South African Rand,
Expiring 01/10/20	Barclays Bank PLC	ZAR	8,431	575,356	601,209	25,853	—
Expiring 01/10/20	Citibank, N.A.	ZAR	12,946	876,789	923,118	46,329	—
Expiring 03/13/20	Barclays Bank PLC	ZAR	21,375	1,446,175	1,511,550	65,375	—
Swedish Krona,
Expiring 01/15/20	Citibank, N.A.	SEK	80,898	8,514,219	8,643,558	129,339	—
Expiring 01/15/20	JPMorgan Chase Bank, N.A.	SEK	3,859	410,537	412,315	1,778	—
Swiss Franc,
Expiring 01/15/20	Morgan Stanley & Co. LLC	CHF	17,141	17,425,065	17,730,601	305,536	—

				$176,335,572	$177,880,408	1,646,854	(102,018)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 03/03/20	Barclays Bank PLC	BRL	2,293	$541,966	$568,630	$—	$(26,664)
Expiring 03/03/20	Goldman Sachs International	BRL	5,256	1,228,109	1,303,438	—	(75,329)
Expiring 03/03/20	Goldman Sachs International	BRL	3,057	724,848	758,172	—	(33,324)
Expiring 03/03/20	HSBC Bank USA, N.A.	BRL	6,879	1,636,885	1,705,888	—	(69,003)
British Pound,
Expiring 01/15/20	JPMorgan Chase Bank, N.A.	GBP	335	436,693	443,933	—	(7,240)
Chilean Peso,
Expiring 03/06/20	BNP Paribas S.A.	CLP	1,034,837	1,310,417	1,377,220	—	(66,803)
Expiring 03/06/20	BNP Paribas S.A.	CLP	760,740	967,985	1,012,436	—	(44,451)
Expiring 03/06/20	JPMorgan Chase Bank, N.A.	CLP	509,696	645,307	678,333	—	(33,026)
Euro,
Expiring 02/21/20	Citibank, N.A.	EUR	3,346	3,711,201	3,765,368	—	(54,167)
Expiring 02/21/20	Citibank, N.A.	EUR	1,828	2,023,494	2,057,129	—	(33,635)
Expiring 02/21/20	Citibank, N.A.	EUR	456	506,073	513,459	—	(7,386)
Expiring 02/21/20	Citibank, N.A.	EUR	122	134,804	136,772	—	(1,968)
Expiring 02/21/20	Citibank, N.A.	EUR	66	73,501	74,723	—	(1,222)

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Euro (continued),
Expiring 02/21/20	Citibank, N.A.	EUR	17	$18,383	$18,651	$—	$(268)
Expiring 02/21/20	UBS AG	EUR	3,089	3,434,783	3,475,724	—	(40,941)
Expiring 02/21/20	UBS AG	EUR	421	468,379	473,962	—	(5,583)
Expiring 02/21/20	UBS AG	EUR	112	124,764	126,251	—	(1,487)
Expiring 02/21/20	UBS AG	EUR	15	17,013	17,216	—	(203)
Indonesian Rupiah,
Expiring 01/16/20	Barclays Bank PLC	IDR	8,835,194	613,342	638,052	—	(24,710)
Expiring 01/16/20	Barclays Bank PLC	IDR	4,284,183	297,451	309,391	—	(11,940)
Expiring 01/16/20	Citibank, N.A.	IDR	4,284,183	298,424	309,391	—	(10,967)
Expiring 01/16/20	Credit Suisse International	IDR	4,284,183	299,614	309,391	—	(9,777)
Expiring 01/16/20	Credit Suisse International	IDR	4,284,183	297,454	309,391	—	(11,937)
Japanese Yen,
Expiring 01/15/20	Citibank, N.A.	JPY	53,013	485,875	488,313	—	(2,438)
Expiring 01/24/20	RBC Capital Markets LLC	JPY	157,875	1,453,961	1,454,916	—	(955)
Mexican Peso,
Expiring 01/24/20	Citibank, N.A.	MXN	4,487	234,325	236,452	—	(2,127)
Expiring 01/24/20	HSBC Bank USA, N.A.	MXN	41,632	2,146,006	2,193,886	—	(47,880)
Expiring 01/24/20	HSBC Bank USA, N.A.	MXN	28,737	1,464,286	1,514,341	—	(50,055)
Expiring 01/24/20	HSBC Bank USA, N.A.	MXN	28,449	1,449,355	1,499,197	—	(49,842)
Expiring 01/24/20	State Street Bank	MXN	13,877	715,208	731,295	—	(16,087)
Peruvian Nuevo Sol,
Expiring 01/14/20	Morgan Stanley & Co. LLC	PEN	5,388	1,590,436	1,625,542	—	(35,106)
South African Rand,
Expiring 01/10/20	Bank of America, N.A.	ZAR	4,275	276,579	304,833	—	(28,254)
Expiring 01/10/20	Bank of America, N.A.	ZAR	4,275	276,660	304,833	—	(28,173)
Expiring 01/10/20	Barclays Bank PLC	ZAR	4,277	273,730	304,995	—	(31,265)
Expiring 01/10/20	HSBC Bank USA, N.A.	ZAR	4,275	274,380	304,833	—	(30,453)
Expiring 01/10/20	State Street Bank	ZAR	4,275	275,726	304,833	—	(29,107)
Expiring 03/13/20	Barclays Bank PLC	ZAR	21,375	1,438,193	1,511,550	—	(73,357)

				$32,165,610	$33,162,740	—	(997,130)

						$1,646,854	$(1,099,148)

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Cardinal Health, Inc.	12/20/24	1.000%(Q)	1,020	1.020%	$(602)	$(15,035)	$14,433	Barclays Bank PLC
Cardinal Health, Inc.	12/20/24	1.000%(Q)	915	1.020%	(540)	(20,728)	20,188	BNP Paribas S.A.
Cardinal Health, Inc.	12/20/24	1.000%(Q)	880	1.020%	(520)	(14,604)	14,084	Barclays Bank PLC
Cardinal Health, Inc.	12/20/24	1.000%(Q)	618	1.020%	(366)	(13,265)	12,899	BNP Paribas S.A.
Cardinal Health, Inc.	12/20/24	1.000%(Q)	522	1.020%	(308)	(10,470)	10,162	Morgan Stanley & Co. LLC
Cardinal Health, Inc.	12/20/24	1.000%(Q)	505	1.020%	(298)	(7,211)	6,913	Barclays Bank PLC
Cardinal Health, Inc.	12/20/24	1.000%(Q)	490	1.020%	(290)	(10,986)	10,696	Morgan Stanley & Co. LLC
Cardinal Health, Inc.	12/20/24	1.000%(Q)	375	1.020%	(222)	(5,528)	5,306	JPMorgan Chase Bank, N.A.
Cardinal Health, Inc.	12/20/24	1.000%(Q)	325	1.020%	(192)	(8,498)	8,306	BNP Paribas S.A.
Devon Energy Corp.	12/20/24	1.000%(Q)	825	0.700%	12,011	(4,332)	16,343	Citibank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)(continued):
Devon Energy Corp.	12/20/24	1.000%(Q)	805	0.700%	$11,720	$(4,991)	$16,711	Morgan Stanley & Co. LLC
Devon Energy Corp.	12/20/24	1.000%(Q)	775	0.700%	11,283	(1,850)	13,133	Morgan Stanley & Co. LLC
Devon Energy Corp.	12/20/24	1.000%(Q)	515	0.700%	7,498	(3,185)	10,683	Bank of America, N.A.
Devon Energy Corp.	12/20/24	1.000%(Q)	475	0.700%	6,916	—	6,916	BNP Paribas S.A.
Devon Energy Corp.	12/20/24	1.000%(Q)	385	0.700%	5,606	184	5,422	Barclays Bank PLC
Devon Energy Corp.	12/20/24	1.000%(Q)	255	0.700%	3,713	—	3,713	Barclays Bank PLC

					$55,409	$(120,499)	$175,908

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.EM.32.V1	12/20/24	1.000%(Q)	166,400	1.737%	$(8,731,100)	$(5,536,855)	$3,194,245
CDX.NA.HY.33.V2	12/20/24	5.000%(Q)	42,372	2.798%	2,730,875	4,153,684	1,422,809
CDX.NA.IG.33.V1	12/20/24	1.000%(Q)	568,700	0.452%	11,952,508	14,937,302	2,984,794

					$5,952,283	$13,554,131	$7,601,848

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$184	$(120,683)	$175,908	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$3,229,789
JPMorgan Securities LLC	—	77,203,845

Total	$—	$80,433,634

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$6,170,695,398	$1,998,599,814	$15,266
Preferred Stocks	13,047,506	—	—
Asset-Backed Securities
Automobiles	—	93,784,833	—
Collateralized Loan Obligations	—	120,037,471	—
Credit Cards	—	67,417,037	—
Equipment	—	10,642,329	—
Other	—	40,227,522	—
Residential Mortgage-Backed Securities	—	46,999,318	—
Student Loans	—	62,446,264	—
Bank Loan	—	916	—
Commercial Mortgage-Backed Securities	—	224,825,949	—
Convertible Bonds	—	800,501	—
Corporate Bonds	—	2,148,248,396	4,626
Municipal Bonds	—	51,392,663	—
Residential Mortgage-Backed Securities	—	203,550,254	—
Sovereign Bonds	—	408,414,253	—
U.S. Government Agency Obligations	—	1,310,774,161	—
U.S. Treasury Obligations	—	458,520,963	—
Affiliated Mutual Funds	2,369,816,479	—	—
U.S. Treasury Obligation	—	55,137,022	—

Total	$8,553,559,383	$7,301,819,666	$19,892

Other Financial Instruments*
Assets
Futures Contracts	$13,944,699	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,646,854	—
Centrally Cleared Credit Default Swap Agreements	—	7,601,848	—
OTC Credit Default Swap Agreements	—	58,747	—

Total	$13,944,699	$9,307,449	$—

Liabilities
Futures Contracts	$(10,528,702)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(1,099,148)	—
OTC Credit Default Swap Agreements	—	(3,338)	—

Total	$(10,528,702)	$(1,102,486)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (5.2% represents investments purchased with collateral from securities on loan)	15.8%
U.S. Government Agency Obligations	8.8
Banks	5.2
Pharmaceuticals	3.8
U.S. Treasury Obligations	3.5
Software	2.9
Sovereign Bonds	2.7
Insurance	2.7
Semiconductors & Semiconductor Equipment	2.5
Interactive Media & Services	2.3
IT Services	2.1
Chemicals	1.9
Oil, Gas & Consumable Fuels	1.9
Media	1.9
Technology Hardware, Storage & Peripherals	1.8
Equity Real Estate Investment Trusts (REITs)	1.7
Residential Mortgage-Backed Securities	1.7
Health Care Equipment & Supplies	1.6
Diversified Financial Services	1.6
Oil & Gas	1.6
Internet & Direct Marketing Retail	1.5
Commercial Mortgage-Backed Securities	1.5
Biotechnology	1.3
Health Care Providers & Services	1.2
Electric	1.2
Hotels, Restaurants & Leisure	1.1
Capital Markets	1.1
Automobiles	1.1
Aerospace & Defense	1.1
Industrial Conglomerates	1.1
Food Products	1.0
Machinery	1.0
Diversified Telecommunication Services	1.0
Specialty Retail	1.0
Beverages	0.9
Electric Utilities	0.9
Metals & Mining	0.8
Real Estate Investment Trusts (REITs)	0.8
Collateralized Loan Obligations	0.8
Entertainment	0.7
Pipelines	0.7
Telecommunications	0.7
Textiles, Apparel & Luxury Goods	0.7
Electronic Equipment, Instruments & Components	0.7
Multi-Utilities	0.6
Electrical Equipment	0.6
Communications Equipment	0.5
Internet	0.5
Auto Components	0.5
Food & Staples Retailing	0.5
Household Products	0.5
Personal Products	0.5

Credit Cards	0.4%
Student Loans	0.4
Professional Services	0.4
Tobacco	0.4
Road & Rail	0.4
Auto Manufacturers	0.4
Household Durables	0.4
Life Sciences Tools & Services	0.3
Municipal Bonds	0.3
Airlines	0.3
Healthcare-Services	0.3
Agriculture	0.3
Mining	0.3
Other	0.3
Real Estate Management & Development	0.3
Consumer Finance	0.3
Trading Companies & Distributors	0.3
Energy Equipment & Services	0.3
Containers & Packaging	0.2
Commercial Services	0.2
Air Freight & Logistics	0.2
Foods	0.2
Wireless Telecommunication Services	0.2
Semiconductors	0.2
Gas Utilities	0.2
Multiline Retail	0.1
Building Materials	0.1
Electronics	0.1
Engineering & Construction	0.1
Paper & Forest Products	0.1
Advertising	0.1
Commercial Services & Supplies	0.1
Healthcare-Products	0.1
Retail	0.1
Diversified Consumer Services	0.1
Lodging	0.1
Equipment	0.1
Packaging & Containers	0.1
Water Utilities	0.1
Independent Power & Renewable Electricity Producers	0.1
Real Estate	0.1
Forest Products & Paper	0.1
Trucking & Leasing	0.1
Iron/Steel	0.1
Health Care Technology	0.1
Auto Parts & Equipment	0.1
Gas	0.1
Toys/Games/Hobbies	0.1
Miscellaneous Manufacturing	0.1
Oil & Gas Services	0.1
Machinery-Diversified	0.0	*
Thrifts & Mortgage Finance	0.0	*
Computers	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):
Building Products	0.0	*%
Distribution/Wholesale	0.0	*
Construction & Engineering	0.0	*
Electrical Components & Equipment	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Environmental Control	0.0	*
Transportation	0.0	*
Marine	0.0	*
Hand/Machine Tools	0.0	*
Household Products/Wares	0.0	*
Leisure Time	0.0	*
Investment Companies	0.0	*
Home Furnishings	0.0	*

Metal Fabricate/Hardware	0.0	*%
Housewares	0.0	*
Storage/Warehousing	0.0	*
Apparel	0.0	*
Cosmetics/Personal Care	0.0	*
Home Builders	0.0	*

	106.1
Liabilities in excess of other assets	(6.1)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$7,601,848	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	184		Premiums received for OTC swap agreements	120,683
Credit contracts	Unrealized appreciation on OTC swap agreements	175,908		—	—
Equity contracts	Due from/to broker-variation margin futures	12,827,190	*	Due from/to broker-variation margin futures	840,709	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,646,854		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,099,148
Interest rate contracts	Due from/to broker-variation margin futures	1,117,509	*	Due from/to broker-variation margin futures	9,687,993	*

		$23,369,493			$11,748,533

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$10,064,683
Equity contracts	1,762	—	—	147,513,734	—	—
Foreign exchange contracts	—	(660,125)	115,127	—	(3,566,042)	—
Interest rate contracts	—	—	—	51,061,821	—	(442,757)

Total	$1,762	$(660,125)	$115,127	$198,575,555	$(3,566,042)	$9,621,926

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(1) Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$13,269,056
Equity contracts	—	43,599,002	—	—
Foreign exchange contracts	128,263	—	(1,156,803)	—
Interest rate contracts	—	(21,137,510)	—	396,025

Total	$128,263	$22,461,492	$(1,156,803)	$13,665,081

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$425,952	$1,200,000	$1,902,097,957	$194,953,574	$171,917,544

Forward Foreign Currency Exchange Contracts—Sold(3)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$34,352,913	$3,799,699	$4,900,000

Credit Default Swap Agreements— Sell Protection(2)
$641,086,700

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$765,817,935	$(765,817,935)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$10,683	$(59,612)	$(48,929)	$—	$(48,929)
Barclays Bank PLC	294,769	(204,786)	89,983	—	89,983

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP Paribas S.A.	$48,309	$(156,135)	$(107,826)	$—	$(107,826)
Canadian Imperial Bank of Commerce	117,883	—	117,883	—	117,883
Citibank, N.A.	772,935	(126,870)	646,065	(440,000)	206,065
Credit Suisse International	—	(21,714)	(21,714)	—	(21,714)
Deutsche Bank AG	4,403	—	4,403	—	4,403
Goldman Sachs International	—	(108,653)	(108,653)	—	(108,653)
HSBC Bank USA, N.A.	18,463	(247,233)	(228,770)	—	(228,770)
JPMorgan Chase Bank, N.A.	7,084	(45,794)	(38,710)	—	(38,710)
Morgan Stanley & Co. LLC	534,484	(154,671)	379,813	—	379,813
RBC Capital Markets LLC	7,479	(955)	6,524	—	6,524
State Street Bank	6,454	(45,194)	(38,740)	—	(38,740)
UBS AG	—	(48,214)	(48,214)	—	(48,214)

	$1,822,946	$(1,219,831)	$603,115	$(440,000)	$163,115

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $765,817,935:
Unaffiliated investments (cost $11,337,147,602)	$13,485,582,462
Affiliated investments (cost $2,369,767,731)	2,369,816,479
Foreign currency, at value (cost $14,025,112)	14,141,521
Cash	1,912
Dividends and interest receivable	50,691,446
Receivable for investments sold	44,809,318
Tax reclaim receivable	9,962,926
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,646,854
Due from broker-variation margin futures	363,240
Unrealized appreciation on OTC swap agreements	175,908
Receivable for Portfolio shares sold	79,044
Receivable from affiliate	31,967
Premiums paid for OTC swap agreements	184
Prepaid expenses and other assets	1,474,506

Total Assets	15,978,777,767

LIABILITIES
Payable to broker for collateral for securities on loan	781,747,305
Payable for investments purchased	236,027,252
Payable for Portfolio shares repurchased	3,866,293
Management fee payable	3,764,984
Payable to affiliate	2,827,971
Accrued expenses and other liabilities	1,772,702
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,099,148
Distribution fee payable	615,046
Due to broker-variation margin futures	510,591
Premiums received for OTC swap agreements	120,683
Due to broker-variation margin swaps	50,988
Affiliated transfer agent fee payable	357

Total Liabilities	1,032,403,320

NET ASSETS	$14,946,374,447

Net assets were comprised of:
Partners’ Equity	$14,946,374,447

Net asset value and redemption price per share, $14,946,374,447 / 446,058,130 outstanding shares of beneficial interest	$33.51

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $306 foreign withholding tax)	$197,045,634
Unaffiliated dividend income (net of $8,316,939 foreign withholding tax, of which $812,550 is reimbursable by an affiliate)	167,246,859
Affiliated dividend income	38,137,423
Income from securities lending, net (including affiliated income of $2,152,662)	2,496,206

Total income	404,926,122

EXPENSES
Management fee	89,257,771
Distribution fee	36,016,494
Custodian and accounting fees	1,567,768
Trustees’ fees	173,570
Audit fee	60,596
Legal fees and expenses	60,014
Shareholders’ reports	23,381
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Miscellaneous	281,615

Total expenses	127,448,216
Less: Fee waiver and/or expense reimbursement	(1,350,338)

Net expenses	126,097,878

NET INVESTMENT INCOME (LOSS)	278,828,244

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $106,279)	407,015,015
Futures transactions	198,575,555
Forward currency contract transactions	(3,566,042)
Options written transactions	115,127
Swap agreements transactions	9,621,926
Foreign currency transactions	2,251,605

614,013,186

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $156,180)	1,757,387,522
Futures	22,461,492
Forward currency contracts	(1,156,803)
Swap agreements	13,665,081
Foreign currencies	334,286

1,792,691,578

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	2,406,704,764

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,685,533,008

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$278,828,244	$277,434,509
Net realized gain (loss) on investment and foreign currency transactions	614,013,186	573,598,487
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,792,691,578	(1,614,582,035)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,685,533,008	(763,549,039)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [13,182,895 and 3,266,996 shares, respectively]	383,547,587	92,275,745
Portfolio shares repurchased [34,953,947 and 67,021,720 shares, respectively]	(1,093,670,418)	(1,929,052,826)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(710,122,831)	(1,836,777,081)

CAPITAL CONTRIBUTIONS	80,296	2,083,189

TOTAL INCREASE (DECREASE)	1,975,490,473	(2,598,242,931)
NET ASSETS:
Beginning of year	12,970,883,974	15,569,126,905

End of year	$14,946,374,447	$12,970,883,974

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2019 consisted of 90 separate Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains only to the 4 Portfolios listed below together with their investment objective(s). Each Portfolio is a diversified portfolio.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Objective(s)	Subadviser(s)
AST BlackRock/Loomis Sayles Bond Portfolio (“BlackRock/Loomis Sayles Bond”)	Maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. / BlackRock International Limited / BlackRock (Singapore) Limited / Loomis, Sayles & Company, L.P.

AST BlackRock Low Duration Bond Portfolio (“BlackRock Low Duration Bond”)	Maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.

AST MFS Growth Allocation Portfolio (“MFS Growth Allocation”)(formerly AST New Discovery Asset Allocation Portfolio)	Total return.	Massachusetts Financial Services Company (“MFS”); prior to April 27, 2019 Affinity Advisors, LLC /Boston Advisors, LLC / C.S. McKee, LP / EARNEST Partners, LLC / Epoch Investment Partners, Inc. / Longfellow Investment Management Co., LLC / Parametric Portfolio Associates, LLC / Thompson, Siegel & Walmsley, LLC

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.

1.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The

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Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued

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using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities:    Pursuant to Rule 22e-4 under the 1940 Act, the Trust has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Portfolio limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities:    Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Portfolios’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Portfolios’ investments in restricted securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR):    Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

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(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio

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since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised. The cash amounts pledged for options contracts are considered restricted cash and are cash segregated for counterparty – OTC and deposit with broker for centrally cleared/exchange-traded derivatives in the Statement of Assets and Liabilities.

Floating Rate Notes Issued in Conjunction with Securities Held:    Certain Portfolios invested in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Some of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Schedule of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from the registration requirements of the Securities Act of 1933 under Rule 144A.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions. The cash amounts pledged for futures contracts are considered restricted cash and are included in due from broker-varation margin futures in the Statement of Assets and Liabilities.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios sold a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon

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conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans:    Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquired interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Reverse Repurchase Agreements:    Certain Portfolios entered into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the term of the reverse repurchase agreement the security is held by the other party and the Portfolio may continue to receive principal and interest payments on the security. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty having a value not less than the value of the reverse repurchase agreement, including accrued interest. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Portfolio, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, the Portfolio will be obligated to deliver additional collateral to the buyer.

Borrowed Bond Agreements:    Certain Portfolios enter into borrowed bond agreements. In a borrowed bond agreement, the Portfolio borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Portfolio at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Portfolio may also experience delays in gaining access to the collateral.

Swap Agreements:    Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of

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Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in due from broker-variation margin swaps, cash segregated for counterparty – OTC and deposit with broker for centrally cleared/exchange-traded derivatives in the Statement of Assets and Liabilities.

Interest Rate Swaps:    Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced

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asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2019, the Portfolios have not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common

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stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain Portfolios invested in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs):    Certain Portfolios invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Master Limited Partnerships (MLPs):    Certain Portfolios invested in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

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Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced in Note 3. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2019, the Investment Manager had engaged the firms referenced in Note 1 as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fees, Net of Waiver, if Applicable
BlackRock/Loomis Sayles Bond	0.4825% first $300 million;	0.42%
	0.4725% on next $200 million;
	0.4625% on next $250 million;
	0.4525% on next $2.5 billion;
	0.4425% on next $2.75 billion;
	0.4125% on next $4 billion;
	0.3925% in excess of $10 billion
BlackRock Low Duration Bond	0.4825% first $300 million;	0.42%
	0.4725% on next $ 200 million;
	0.4625% on next $ 250 million;
	0.4525% on next $2.5 billion;
	0.4425% on next $ 2.75 billion;
	0.4125% on next $4 billion;
	0.3925% in excess of $10 billion

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Portfolio	Management Fee	Effective Management Fees, Net of Waiver, if Applicable
MFS Growth Allocation	0.6825% first $300 million;	0.66%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $750 million;
	0.6225% on next $2 billion;
	0.5925% on next $4 billion;
	0.5725% in excess of $10 billion
T. Rowe Price Asset Allocation	0.6825% first $300 million;	0.61%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% on next $2.5 billion;
	0.5725% on next $2.5 billion;
	0.5525% on next $5 billion;
	0.5325% in excess of $20 billion

Portfolio	Fee Waivers and/or Expense Limitations
BlackRock/Loomis Sayles Bond	contractually waive 0.035% through June 30, 2020
BlackRock Low Duration Bond	contractually waive 0.057% through June 30, 2020
MFS Growth Allocation	contractually waive 0.013% through June 30, 2020
T. Rowe Price Asset Allocation	contractually waive 0.009% through June 30, 2020; effective September 1, 2019 contractually waive additional 0.0011% through June 30, 2021

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2019, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
MFS Growth Allocation	$ 1,828

AST Investment Services, Inc., PAD, PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential.

3.	Other Transactions with Affiliates

a.) Related Parties

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Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures.

For the reporting period ended December 31, 2019, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain
BlackRock/Loomis Sayles Bond	$199,975	$2,434,480	$51,973
BlackRock Low Duration Bond	182,993	—	—
MFS Growth Allocation	589,547	485,593	10,392
T. Rowe Price Asset Allocation	287,732	7,888,357	3,504,253

In March 2019, the following Portfolios were reimbursed by the Investment Manager for costs incurred due to a portfolio allocation error. The reimbursement amount for each affected Portfolio is disclosed below and such amount is also disclosed in the Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the year ended December 31, 2019.

Portfolio	Capital Contributions
BlackRock/Loomis Sayles Bond	$600
BlackRock Low Duration Bond	359
MFS Growth Allocation	275
T. Rowe Price Asset Allocation	2,507

b.) Securities Lending and Foreign Withholding Tax Reclaim Matters

In September 2019, the Investment Manager reached a settlement with the SEC relating to the securities lending and foreign withholding tax reclaim matters described below. Under the settlement, the Investment Manager agreed to pay to the SEC disgorgement of fees and a civil penalty. The settlement does not affect the Investment Manager’s ability to manage the Portfolios.

In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the SEC and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction.At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation

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methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to the Portfolios is disclosed in the Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year ended December 31, 2016.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Trust’s independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Trust’s independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Trust’s independent trustees. In May 2019, Prudential made an additional payment to the Portfolios relating to the opportunity loss upon the final review of the methodology used for the Portfolios’ rate of return calculation. The aggregate previously unreimbursed excess withholding tax and/or opportunity loss payments for each affected Portfolio are disclosed in the Portfolios’ “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal years ended December 31, 2018 and December 31, 2019.

In addition to the above, Prudential committed to the Trust’s independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

During the reporting period and in consultation with the Trust’s independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnership for tax purposes.

Portfolio	2019 Payments
BlackRock/Loomis Sayles Bond	$18,632
MFS Growth Allocation	77,416

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Portfolio	2019 Payments
T. Rowe Price Asset Allocation	812,550

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2019 Payments
MFS Growth Allocation	$34,150
T. Rowe Price Asset Allocation	212,899

The following capital contributions, as described above, have been paid in 2019 by Prudential for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	Capital Contributions
BlackRock/Loomis Sayles Bond	$335
MFS Growth Allocation	5,292
T. Rowe Price Asset Allocation	77,789

4.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2019, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
BlackRock/Loomis Sayles Bond	$14,476,611,912	$13,901,101,585
BlackRock Low Duration Bond	822,602,903	899,996,253
MFS Growth Allocation	941,405,351	855,587,376
T. Rowe Price Asset Allocation	8,709,872,363	9,082,019,716

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2019, is presented as follows:

BlackRock/Loomis Sayles Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$32,495,475	$1,581,250,294	$1,597,403,473	$—	$—	$16,342,296	16,342,296	$1,140,037

PGIM Institutional Money Market Fund*
29,267,571	924,853,046	841,337,675	4,521	6,310	112,793,773	112,771,219	250,768	**

$61,763,046	$2,506,103,340	$2,438,741,148	$4,521	$6,310	$129,136,069		$1,390,805

BlackRock Low Duration Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,093,520	$387,837,867	$387,649,250	$—	$—	$1,282,137	1,282,137	$214,625

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
2,332,323	$66,824,557	$57,645,776	$511	$1,626	$11,513,241	11,510,939	$13,238	**

$3,425,843	$454,662,424	$445,295,026	$511	$1,626	$12,795,378		$227,863

MFS Growth Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$77,730,043	$423,342,937	$383,865,438	$—	$—	$117,207,542	117,207,542	$2,569,812

PGIM Institutional Money Market Fund*
28,749,875	225,401,990	202,051,789	5,084	4,583	52,109,743	52,099,323	87,798	**

$106,479,918	$648,744,927	$585,917,227	$5,084	$4,583	$169,317,285		$2,657,610

T. Rowe Price Asset Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,064,000,887	$2,962,153,801	$2,439,425,155	$—	$—	$1,586,729,533	1,586,729,533	$38,137,423

PGIM Institutional Money Market Fund*
728,177,831	3,766,559,230	3,711,912,574	156,180	106,279	783,086,946	782,930,360	2,152,662	**

$1,792,178,718	$6,728,713,031	$6,151,337,729	$156,180	$106,279	$2,369,816,479		$40,290,085

*	The Fund did not have any capital gain distributions during the reporting period.

**	Represents the affiliated amount of securities lending income shown on the Statement of Operations.

5.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2019 are subject to such review.

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6.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2019. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2019
BlackRock/Loomis Sayles Bond	$558,667	3.47%	3	$768,000	$—
BlackRock Low Duration Bond	261,600	3.52	5	499,000	—

7.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2019, all Portfolios offer only a single share class to investors.

As of December 31, 2019, all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential Financial, Inc.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
BlackRock/Loomis Sayles Bond	6	98%
BlackRock Low Duration Bond	3	100
MFS Growth Allocation	3	100
T. Rowe Price Asset Allocation	3	100

8.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk:    The Portfolios’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Portfolios for redemption before it matures and the Portfolios may not be able to reinvest at the

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same level and therefore would earn less income.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to the Portfolios. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolios will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolios. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolios’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolios.

Emerging Markets Risk:    The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks:    The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolios invest could go down. The Portfolios’ holdings can vary significantly from broad market indexes and the performance of the Portfolios can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk:    The Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolios may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolios’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Fund of Funds Risk:    The value of an investment in the Portfolios will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Portfolios are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Portfolios’ allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Portfolios may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Portfolios to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolios would indirectly bear the costs of these trades without accomplishing the investment purpose.

Geographic Concentration Risk:    The Portfolios’ performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Portfolios invest. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Interest Rate Risk:    The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolios may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolios’ holdings may fall sharply. This is referred to as “extension risk”. The Portfolios may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Portfolios’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk:    The Portfolios may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Portfolios are difficult to purchase or sell. Liquidity risk includes the risk that the Portfolios may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Portfolios are forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolios may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in

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seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolios may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolios’ value or prevent the Portfolios from being able to take advantage of other investment opportunities.

Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolios’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolios fall, the value of an investment in the Portfolios will decline.Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios has unsettled or open transactions defaults.

Master Limited Partnership Risk:    The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Portfolios’ investment in MLPs subjects the Portfolios to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Risks of Investments in Bank Loans:    The Portfolios’ ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolios’ scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolios and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolios may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolios’ access to collateral, if any, may be limited by bankruptcy laws.

Risks of Investing in equity REITs:    Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Portfolios will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which they invest, in addition to the expenses of the Portfolios.

Short Sales Risk:    Short sales involve costs and risks. The Portfolios must pay the lender interest on the security they borrow, and the Portfolios will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Portfolios replace the borrowed security. Although the Portfolios’ gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box (i.e. short selling securities which the Portfolios already own), the Portfolios give up the opportunity for capital appreciation in the security.

U.S. Government and Agency Securities Risk:    U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and

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credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

9.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolios’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Investment Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

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Financial Highlights

	AST BlackRock/Loomis Sayles Bond Portfolio
	Year Ended December 31,
	2019		2018		2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.55		$13.64		$13.07	$12.54	$12.81

Income (Loss) From Investment Operations:
Net investment income (loss)	0.40		0.38		0.34	0.31	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.85		(0.47)		0.23	0.22	(0.58)

Total from investment operations	1.25		(0.09)		0.57	0.53	(0.27)

Capital Contributions	—	(b)(c)(d)	—	(c)(d)	—	—	—

Net Asset Value, end of year	$14.80		$13.55		$13.64	$13.07	$12.54

Total Return(e)	9.23	%(f)	(0.66	)%(f)	4.36%	4.23%	(2.11)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,883		$3,518		$3,789	$3,635	$3,773
Average net assets (in millions)	$3,840		$3,671		$3,754	$3,742	$3,930
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement(h)	0.73%		0.76%		0.80%	0.73%	0.71%
Expenses before waivers and/or expense reimbursement(h)	0.77%		0.80%		0.84%	0.77%	0.75%
Net investment income (loss)	2.78%		2.83%		2.52%	2.34%	2.41%
Portfolio turnover rate(i)	372%		319%		350%	349%	570%

	AST BlackRock Low Duration Bond Portfolio
	Year Ended December 31,
	2019		2018		2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.82		$10.74		$10.56	$10.39	$10.34

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24		0.22		0.18	0.13	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.26		(0.14)		—	0.04	(0.04)

Total from investment operations	0.50		0.08		0.18	0.17	0.05

Capital Contributions	—	(b)(d)	—	(c)(d)	—	—	—

Net Asset Value, end of year	$11.32		$10.82		$10.74	$10.56	$10.39

Total Return(e)	4.62	%(f)	0.74	%(f)	1.70%	1.64%	0.48%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$516		$635		$638	$644	$863
Average net assets (in millions)	$521		$659		$641	$736	$882
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.72%		0.74	%(j)	0.72%	0.71%	0.74%
Expenses before waivers and/or expense reimbursement.	0.78%		0.80	%(j)	0.78%	0.77%	0.77%
Net investment income (loss)	2.16%		2.08%		1.70%	1.22%	0.87%
Portfolio turnover rate(i)	192%		201%		306%	355%	389%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Less than $0.005 per share.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)	Includes interest expense on short sales and reverse repurchase agreements of 0.03%, 0.06%, 0.11%, 0.03% and 0.01% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)	Includes interest expense on reverse repurchase agreements of 0.02% for the year ended December 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

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Financial Highlights

	AST MFS Growth Allocation Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.19		$15.47		$13.28	$12.73		$12.89

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24		0.22		0.17	0.16		0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.99		(1.50)		2.02	0.38		(0.30)

Total from investment operations	3.23		(1.28)		2.19	0.54		(0.16)

Capital Contributions	—	(b)(c)(d)	—	(c)(d)	—	0.01	(e)	—

Net Asset Value, end of year	$17.42		$14.19		$15.47	$13.28		$12.73

Total Return(f)	22.76	%(g)	(8.27	)%(g)	16.49%	4.32	%(h)	(1.24)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$985		$697		$871	$748		$744
Average net assets (in millions)	$859		$854		$812	$717		$764
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.97%		0.96%		0.97%	0.99%		0.99%
Expenses before waivers and/or expense reimbursement.	0.98%		0.97%		0.98%	1.00%		1.00%
Net investment income (loss)	1.52%		1.45%		1.19%	1.29%		1.07%
Portfolio turnover rate(j)	123%		54%		58%	97%		86%

	AST T. Rowe Price Asset Allocation Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$27.73		$29.29		$25.38	$23.60		$23.59

Income (Loss) From Investment Operations:
Net investment income (loss)	0.60		0.55		0.45	0.41		0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.18		(2.11)		3.46	1.36		(0.35)

Total from investment operations	5.78		(1.56)		3.91	1.77		0.01

Capital Contributions	—	(b)(c)(d)	—	(c)(d)	—	0.01	(e)	—

Net Asset Value, end of year	$33.51		$27.73		$29.29	$25.38		$23.60

Total Return(f)	20.84	%(g)	(5.33	)%(g)	15.41%	7.54	%(k)	0.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$14,946		$12,971		$15,569	$14,208		$13,823
Average net assets (in millions)	$14,407		$14,949		$15,030	$13,732		$11,574
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.88%		0.87%		0.88%	0.87%		0.88%
Expenses before waivers and/or expense reimbursement	0.89%		0.88%		0.89%	0.89%		0.90%
Net investment income (loss)	1.94%		1.86%		1.64%	1.68%		1.52%
Portfolio turnover rate(j)	72%		61%		66%	95%		94%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.24%.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(k)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.50%.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF THE PORTFOLIOS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of each of the portfolios listed in Appendix A, each a portfolio of Advanced Series Trust, (the Portfolios), including the schedule of investments, as of December 31, 2019, the related statements of operations and cash flows for the year listed in Appendix A, the statements of changes in net assets for each of the years listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2019, the results of its operations and cash flows for the year listed in Appendix A, the changes in its net assets for each of the years listed in Appendix A, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 24, 2020

D1

Appendix A

AST BlackRock/Loomis Sayles Bond Portfolio

Statements of operations and cash flows for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST BlackRock Low Duration Bond Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST MFS Growth Allocation Portfolio (formerly AST New Discovery Asset Allocation Portfolio)

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST T. Rowe Price Asset Allocation Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

D2

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 10/19/1967 No. of Portfolios Overseen: 109	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007).	Since February 2011
Sherry S. Barrat 11/13/1949 No. of Portfolios Overseen: 109	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 11/28/1959 No. of Portfolios Overseen: 109	Formerly Senior Adviser (2013-2019) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Sotheby’s (Since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 11/1/1950 No. of Portfolios Overseen: 109	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 10/26/1961 No. of Portfolios Overseen: 109	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems.	Since January 2018
Robert F. Gunia 12/15/1946 No. of Portfolios Overseen: 109	Formerly Director of ICI Mutual Insurance Company (June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney 11/11/1941 No. of Portfolios Overseen: 109	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003

E1

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 12/5/1950 No. of Portfolios Overseen: 109	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 12/21/1965 No. of Portfolios Overseen: 109	Vice President of Prudential Annuities (Since June 2015); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1/24/1969 Vice President	Vice President of Investment Management (since December 2009)	Since June 2019
Raymond A. O’Hara 9/19/1955 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Andrew R. French 12/22/1962 Secretary	Vice President within PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain 8/9/1958 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo 10/14/1974 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Melissa Gonzalez 2/10/1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Dino Capasso 8/19/1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-July 2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

E2

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Charles H. Smith 1/11/1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy (August 1998-January 2007).	Since January 2017
Christian J. Kelly 5/5/1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 6/7/1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 8/19/1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc. and PGIM Global High Yield Fund, Inc.

E3

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

PRSRT STD

U.S. POSTAGE

PAID

DWIGHT, IL

PERMIT NO. 3

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2020 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-Zurich C

Advanced Series Trust

ANNUAL REPORT	December 31, 2019

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST Academic Strategies Asset Allocation Portfolio

AST AQR Large-Cap Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Legg Mason Diversified Growth Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2019

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST Academic Strategies Asset Allocation Portfolio	A3
	AST AQR Large-Cap Portfolio	A165
	AST Capital Growth Asset Allocation Portfolio	A172
	AST ClearBridge Dividend Growth Portfolio	A176
	AST Goldman Sachs Multi-Asset Portfolio	A181
	AST J.P. Morgan Global Thematic Portfolio	A238
	AST J.P. Morgan Strategic Opportunities Portfolio	A302
	AST Legg Mason Diversified Growth Portfolio	A376
	AST T. Rowe Price Growth Opportunities Portfolio	A390

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2019

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin

President,

Advanced Series Trust January 31, 2020

Market Overview — unaudited	Annual Report	December 31, 2019

Equity Market Overview

US and international stock markets posted stellar returns in 2019 as many central banks, including the Federal Reserve (the Fed), cut interest rates or used other stimuli to spur growth. Although the markets fluctuated sharply at times in reaction to on-again-off-again trade tensions between the US and China, concerns about tariffs subsided later in the year.

In the US, the broad-based S&P 500® Index and Russell 3000® Index returned 31.46% and 31.02%, respectively, for the year. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 21.51%. (All returns cited are in US dollars and include dividends.)

Global economic growth slowed, central banks cut rates

During 2019, the pace of global growth slowed and concerns about the economic outlook rose due in part to uncertainties regarding US-China tariffs and other geopolitical factors, which created a drag on manufacturing and export activity. Many central banks responded by loosening monetary policy — in some cases reversing their positions. For example, the Fed, which hiked rates four times in 2018, cut its federal funds rate target three times in 2019 and moved from tapering its balance sheet to expanding it through asset purchases. The European Central Bank, which had been rolling back its bond-buying program in 2018, restarted it to stimulate the eurozone economy.

Although US real gross domestic product (GDP) growth rose 2.1% (annualized) in the third quarter, down from 3.1% in the first quarter, the US economy expanded at a moderate pace. (Fourth-quarter GDP data had not been released when this overview was published.) Corporate earnings, consumer spending, and the labor market were strong, while inflation remained low.

Stock markets rallied, retreated, and rebounded to record highs

Early in the first quarter, stocks rallied as US-China trade negotiations appeared to be progressing, the Fed signaled that it planned to pause from hiking rates unless warranted, the US government’s partial shutdown ended, and corporate earnings rose sharply despite slower growth. The S&P 500 jumped nearly 8.0% in January alone.

Stocks sold off in May as trade-war worries resurfaced. However, equity markets rallied in June in anticipation of possible rate cuts and on hopes for a trade deal. During the first half of 2019, the Fed maintained its interest rate target.

Trade concerns re-emerged in the third quarter amid signs of slowing growth and renewed trade frictions. With inflation below its target, the Fed cut rates in July for the first time since the financial crisis in 2008 as a pre-emptive measure to help sustain the US economy’s expansion and withstand the risk of a global economic slowdown and further drop in business investment.

In August, concerns about tariffs, the growth of China’s industrial output, and the global economy intensified, driving investors toward less-risky investments like US Treasuries. The yield on the 10-year US Treasury note, which moves opposite to its price, briefly dropped below the rate on two-year Treasuries. Although many analysts didn’t interpret this particular “yield curve inversion” as indicative of a looming recession, as they often have in the past, stock prices — particularly in emerging markets — dropped sharply.

Although the Fed cut rates again in September and October to a range of 1.50%-1.75%, Chairman Jerome Powell conveyed that the central bank did not plan to cut rates further unless incoming information required its members to materially reassess their outlook for the economy. As expected, the Fed did not adjust rates through the remainder of the year.

During the fourth quarter, US stock indexes surged to new highs and emerging market stocks rallied amid reports the US and China were moving toward a “phase one” partial trade deal. (The agreement was signed in January 2020 after the reporting period ended.) Eurozone stock markets rose in reaction to improved economic results from Germany. United Kingdom investors were encouraged by the outcome of December elections that many hope will lead to a smoother potential exit of the UK from the European Union.

All S&P 500 sectors rose

The best-performing sectors in the S&P 500 were information technology (+50.3%), communication services (+32.7%), and financials (+32.1%). Next in line were industrials (+29.4%), real estate (+29.0%), consumer discretionary (+27.9%), consumer staples (+27.6%), utilities (+26.4%), materials (+24.6%), health care (+20.8%), and energy (+11.8%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Growth outperformed value, large-cap stocks topped small caps

For the year, the Russell 3000® Growth Index returned 35.85%, outperforming the Russell 3000® Value Index, which rose 26.26%. Large-cap stocks, as measured by the Russell 1000® Index, rose 31.43%. The Russell Midcap® Index returned 30.54%, and the small-cap Russell 2000® Index lagged yet still returned 25.52%.

International stocks collectively rose but underperformed US equities

Stocks trading in emerging markets, as measured by the MSCI Emerging Markets Index, returned 18.4% for the year. Notable top-performing country components in the index included Russia (+50.9%), supported by a jump in oil prices, Taiwan (+36.4%), Brazil (+26.3%), and China (23.5%). Taiwan’s and China’s markets advanced in the fourth quarter as trade frictions diminished, although weak economic data from China dampened investor sentiment during the year. Notable countries that underperformed the index but still contributed positively to performance included South Korea (+12.5%), Mexico (+11.4%), and India (+7.6%). Malaysia (-2.0%) detracted from the index’s performance.

Equities in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 22.01%. For the year, the MSCI Europe Index rose 23.77%, the MSCI UK Index returned 21.05%, and the MSCI Japan Index rose 19.61%.

Fixed Income Market Overview

In 2019, for the first time in more than a decade, the Federal Reserve (the Fed) cut interest rates to help sustain the US economy’s expansion in the face of slowing global economic growth and US-China trade-war risks. The central bank was merely one of dozens that reduced rates throughout the year, igniting rallies in numerous global bond markets. During 2019, emerging markets debt, US high yield bonds, and corporate investment-grade bonds delivered robust returns, yet US government bonds and many other fixed income categories also posted solid results.

In the US, the economy grew at a healthy but slow pace. Although real gross domestic product (GDP) growth dropped from 3.1% (annualized) in the first quarter to 2.1% in the third, the economy continued to expand. (Fourth-quarter GDP data had not been released when this overview was published.) The national unemployment rate dropped to a 50-year low of 3.5% in September, corporate earnings were generally strong, and inflation remained low. Elsewhere, the European economy grew weakly. Notably, China’s growth rate dropped significantly from 6.6% in 2018 to 6.1% in 2019.

Bond markets fluctuated but closed higher

During the first quarter of 2019, global growth expectations softened. The Fed, which increased rates four times in 2018, signaled it would pause from hiking rates further based on its outlook at the time, sending bond markets higher. US high yield and emerging market bond prices rose sharply, supported by a tailwind of receding tariff worries and favorable corporate earnings.

In May, worries about the US-China trade war surfaced again. US Treasuries rallied while riskier assets such as high yield bonds dropped in price. The following month, however, the Fed hinted at the possibility of interest rate cuts ahead, trade fears cooled, and the high yield bond market rebounded. The Fed did not adjust rates during the first half of the year.

In July, the global economy showed signs of a slowdown and tariff fears returned. Later that month, for the first time since the financial crisis in 2008, the Fed cut rates as a pre-emptive measure to help sustain the expansion of the US economy and provide a cushion against the risk of a global economic slowdown. During August, the yield on 10-year US Treasuries dropped below yields on two-year Treasuries. Historically, when yields on longer-term Treasuries fall below yields on shorter-term issues, recessions have often followed. While many analysts questioned the “yield curve inversion” as a recessionary indicator in this instance, investors concerned about the economy gravitated to “safe-haven” securities like longer-term US Treasuries and other high-quality credits.

The investment-grade Bloomberg Barclays US Aggregate Bond Index returned 2.59% in August. US high yield bonds finished virtually flat, whereas emerging market sovereign debt markets dropped sharply due in part to a stronger US dollar versus most currencies.

In September, the Fed cut rates again and the European Central Bank restarted its bond-buying program to help stimulate the eurozone economy after rolling it back the previous year. After the Fed dropped its rate target to a range of 1.50% to 1.75% in October, Chairman Jerome Powell conveyed that the central bank had no plans for further cuts unless incoming data compelled its members to materially reassess their outlook for the economy. As expected, the Fed maintained its rate target through the remainder of the year.

During the fourth quarter, stronger-than-expected economic data and reports that the US and China were moving toward a “phase one” partial trade deal led to a “risk-on” rally. (The agreement was signed in January 2020 after the reporting period ended.) Over the final month of the year, high yield bonds and emerging markets bonds posted solid gains, while investment-grade US bonds dropped slightly.

Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Emerging market debt and high yield bonds surged by double digits

For the year, the Bloomberg Barclays Global Aggregate Bond Index (unhedged), which measures global investment-grade debt performance, returned 6.84%. (All returns cited are in US dollars.) Bonds trading in the US, based on the Bloomberg Barclays US Aggregate Bond Index, rose 8.72%. The US index’s leading component sectors included investment-grade corporate bonds (+14.5%), which benefited from the interest rate cuts and solid fundamentals, along with Treasury inflation-protected securities (+8.4%), commercial mortgage-backed securities (+8.3%), and US Treasury securities (+6.9%). Treasuries with longer maturities rallied in the second and third quarters when trade tensions escalated, which triggered a “flight to quality.” The 10-year US Treasury note’s yield, which moves opposite to its price, opened 2019 at approximately 2.65% and closed the year at 1.92% as trade tensions eased.

The Bloomberg Barclays Municipal Bond Index returned 7.54% for the year. US high yield bonds (debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 14.40%. Accommodative monetary policies, strong corporate earnings, and investors’ quest for enhanced yield supported demand for high yield opportunities. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index surged 15.04%. Despite a strong US dollar (relative to most currencies), sovereign debt yields in general drifted lower as inflation was contained in many countries, providing their central banks with latitude to reduce interest rates, which bolstered bond prices.

AST Academic Strategies Asset Allocation Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	16.05%	4.32%	5.64%
Blended Index	16.28	5.02	5.94
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Academic Strategies Asset Allocation Portfolio returned 16.05%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The Portfolio’s investment objective is to seek long-term capital appreciation.

What were the market conditions during the reporting period?

Global economic growth in 2019 was the weakest in a decade, weighed down by an escalation of the US-China trade war. However, it was a great year for financial markets, with solid gains across most asset classes, driven by valuations for equities and lower yields for fixed income. The subadvisor, QMA, expects a moderate improvement in global economic growth in 2020 rather than a strong rebound, fueled by monetary stimulus, potential fiscal stimulus, and reduced geopolitical uncertainty.

What strategies or holdings affected the Portfolio’s performance?

Strategic asset allocation contributed positively to the Portfolio’s performance relative to its benchmark Blended Index (the Index). Risk assets were rewarded throughout the period. Therefore, an exposure to high yield bonds added value as they strongly outperformed the Bloomberg Barclays US Aggregate Bond Index.

The aggregate Portfolio’s investment selection also helped results relative to the Index, mostly coming from the domestic core bond space. Both the AST Prudential Core Bond and Western Asset Core Plus Portfolios were helped by an overweight to spread product, as reduced recessionary fears drove up demand for these bonds. Additionally, underlying large-cap value subadvisors, AST Hotchkis & Wiley and AST MFS Large Cap Value, outperformed the Russell 1000 Value Index. Tactical allocation, or shorter-term moves, detracted from the aggregate Portfolio’s performance relative to the Index.

Derivatives are used by several of the overall Portfolio’s subadvisors to efficiently gain certain market exposures and provide liquidity to shareholders. Bond sleeves use derivatives such as interest rate swaps, futures, options, and swaptions (options on interest rate swaps) to gain interest rate and inflation exposures to various countries quickly and efficiently. Alternative strategy sleeves use derivatives to produce uncorrelated sources of market exposure, such as using currency forwards or futures contracts to replicate the exposures of a universe of hedge funds, or as half of an arbitrage position to hedge another position in a sleeve. The use of derivatives did not have a material impact on the performance of the overall Portfolio during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

1

AST Academic Strategies Asset Allocation Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Academic Strategies Asset Allocation (As of 12/31/2019)
Ten Largest Holdings	Asset Class	(% of Net Assets	)
AST International Value Portfolio	International Value	6.2%
AST Cohen & Steers Global Realty Portfolio	Global Real Estate	5.2%
AST International Growth Portfolio	International Growth	4.5%
AST QMA International Core Equity Portfolio	International Value	4.5%
AST High Yield Portfolio	High Yield	3.8%
AST Cohen & Steers Realty Portfolio	Real Estate	3.2%
AST QMA US Equity Alpha Portfolio	Large/Mid-Cap Value	2.5%
AST AQR Emerging Markets Equity Portfolio	Emerging Markets	2.5%
AST Mid-Cap Growth Portfolio	Large/Mid-Cap Growth	2.3%
AST Prudential Core Bond Portfolio	Core Bond	2.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

2

AST AQR Large-Cap Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	22.58%	9.14%	11.46%
S&P 500 Index	31.46	11.69	13.45

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 4/29/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST AQR Large-Cap Portfolio returned 22.58%. The Portfolio underperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek long-term capital appreciation.

What were the market conditions during the reporting period?

While accommodative monetary policy rhetoric from the Federal Reserve (the Fed) bolstered US equity markets in 2019, trade war concerns as well as political uncertainty caused the market to whipsaw at various points. The year began on the heels of a December 2018 Federal Open Market Committee meeting where policymakers continued to tighten the nation’s money supply, voting unanimously to hike interest rates for the fourth time in 2018 and projecting additional tightening in 2019. That move was received poorly by the markets and caused equities to extend their 2018 losses while credit spreads widened. At the start of 2019, however, the Fed acknowledged that its former hawkishness was no longer justified and actually cut interest rates three times during the year.

US equities performed well in the first quarter of 2019 in light of the downgraded projection for rate hikes for the year and the Fed’s plan to end its balance sheet runoff at the end of September 2019. Trade tensions between the US and China lingered as the two sides agreed to a truce while negotiations took place.

Early in the second quarter, news reports indicated that US-China trade talks were proceeding positively, with only a few remaining points needed to iron out a deal. However, trade talks broke down in early May, as President Trump accused China of reneging on previously agreed items. He then announced that the US would raise tariffs from 10% to 25% on $200 billion of Chinese exports. This unexpected setback had a negative impact on equity markets. Nonetheless, US equities outperformed over the quarter, boosted by better-than-expected earnings reports, stronger-than-expected growth in gross domestic product (GDP), and a more-dovish-than-expected Fed.

The US-China trade dispute remained a key focus for financial markets in the third quarter. In August, Trump said the US would impose tariffs on essentially all Chinese imports not subject to the prior rounds of tariffs, and China responded with retaliatory measures. Additionally, US equities were weighed down by increased political uncertainty over the presidential impeachment inquiry.

In the fourth quarter, US equities benefited from better-than-expected earnings reports, notably from technology companies, and reports of strong online sales during the holiday season. Stocks also rose after the Fed delivered its third consecutive 0.25% rate cut in October, although it signaled that further near-term easing was unlikely.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s underperformance (net) relative to the S&P 500 Index for the period was driven by stock selection within sectors. In particular, stock selection within the information technology and health care sectors were the largest detractors from excess returns. Sector selection, on the other hand, contributed to performance, driven by an overweighting in information technology as well as an underweighting in energy. From an investment theme perspective, momentum and valuation were the worst-performing themes. The valuation theme evaluates a stock’s fundamental value versus its market price with the belief that relatively cheap stocks will outperform relatively expensive ones. The momentum theme evaluates a stock’s recent relative performance through both price- and fundamental-based measures with the belief that medium-term trends will continue. The quality and sentiment themes detracted as well, but to a lesser degree.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

3

AST AQR Large-Cap Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Performance in the AST AQR Large-Cap Portfolio is partially captured through equity index futures, although they are not used as part of the Portfolio’s asset allocation. Instead, these futures are utilized to equitize inflows and outflows to minimize transaction costs. Therefore, the use of derivatives does not have a material effect on excess returns for this Portfolio.

Presentation of Portfolio Holdings — unaudited

AST AQR Large-Cap (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
Apple, Inc.	Technology Hardware, Storage & Peripherals	3.8%
Microsoft Corp.	Software	3.1%
Mastercard, Inc. (Class A Stock)	IT Services	2.0%
Johnson & Johnson	Pharmaceuticals	2.0%
Wells Fargo & Co.	Banks	1.9%
Merck & Co., Inc.	Pharmaceuticals	1.8%
Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	1.6%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.6%
QUALCOMM, Inc.	Semiconductors & Semiconductor Equipment	1.6%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

4

AST Capital Growth Asset Allocation Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	22.25%	7.74%	9.14%
Blended Index	24.09	8.58	10.04
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST Capital Growth Asset Allocation Portfolio returned 22.25%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

What were the market conditions during the reporting period?

Global economic growth in 2019 was the weakest in a decade, weighed down by an escalation of the US-China trade war. However, it was a great year for financial markets, with solid gains across most asset classes, driven by valuations for equities and lower yields for fixed income. The sub-advisor, Quantitative Management Associates (QMA), expects a moderate improvement in global economic growth in 2020 rather than a strong rebound, fueled by monetary stimulus, potential fiscal stimulus, and reduced geopolitical uncertainty.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio returned 22.25% in 2019. Tactical asset allocation had a negative impact on the Portfolio’s returns during the reporting period, as the Portfolio’s positioning was “whipsawed” amid increased volatility driven primarily by trade tensions. Most of the value was lost in May when the Portfolio was positioned toward equities, which fell more than 6% that month. Also, the overlay lagged the benchmark, partially due to US Treasuries (the only fixed income exposure currently in the overlay) sharply underperforming the bond benchmark. (The Portfolio has a fund-of-funds structure that is subadvised by QMA with an active overlay portfolio.) Out-of-benchmark positions in high yield and emerging market bonds added value, while out-of-benchmark positions in emerging market equities and cash detracted from relative performance.

Overall, underlying fund manager gross performance detracted from Portfolio returns during the period. Fixed income fund manager returns overall outperformed, while equity manager performance overall was negative. Most of the negative relative performance within equities came from domestic large-cap growth managers, as well as core managers (both domestic and international). Domestic small-cap and large-cap value managers, along with international growth managers, added value.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance for the period, as both equity and fixed income markets produced better returns than cash.

The Portfolio’s fund-of-funds structure is subadvised by QMA with an active overlay portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures, a form of derivative security, are used to provide this liquidity and are not designed to add value to the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

5

AST Capital Growth Asset Allocation Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Capital Growth Asset Allocation (As of 12/31/2019)
Ten Largest Holdings	Asset Class	(% of Net Assets	)
AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	7.6%
AST QMA Large-Cap Portfolio	Large/Mid-Cap Growth	7.4%
AST AQR Large Cap Core Portfolio	Large/Mid-Cap Growth	7.3%
AST Prudential Core Bond Portfolio	Core Bond	6.6%
AST MFS Large-Cap Value Portfolio	Large/Mid-Cap Value	5.7%
AST T. Rowe Price Large-Cap Value Portfolio	Large/Mid-Cap Value	5.4%
AST Loomis Sayles Large-Cap Growth Portfolio	Large/Mid-Cap Growth	5.2%
AST International Growth Portfolio	International Growth	4.8%
AST International Value Portfolio	International Value	4.8%
AST Wellington Management Global Bond Portfolio	Core Bond	4.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

6

AST ClearBridge Dividend Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	Since Inception
Portfolio	31.03%	10.36%	12.20%
S&P 500 Index	31.46	11.69	14.03

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Inception: 2/25/2013. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST ClearBridge Dividend Growth Portfolio returned 31.03%. The Portfolio underperformed the S&P 500 Index.

The investment objective of the Portfolio is to seek income, capital preservation, and capital appreciation.

What were the market conditions during the reporting period?

US equities made healthy gains in 2019, with the broad-market S&P 500 Index (the Index) advancing 31.46%. After a correction in December 2018 driven by fears of a slowing US economy and rising interest rates, US equities recovered in the first quarter of 2019, led by information technology stocks, as investor sentiment about economic growth improved following more dovish commentary from the Federal Reserve (the Fed). Further signs of progress in US-China trade negotiations and additional hints of more accommodative Fed monetary policy supported positive equity returns in the second quarter of 2019, though they were more modest than those of the first quarter.

In July, the Fed cut the federal funds target rate for the first time in a decade. Policy makers made cuts again in July and October, leaving the target rate in a range of between 1.50% and 1.75% and bringing the Fed into alignment with the accommodative stances of other global central banks. These moves, coupled with an ever-resilient US consumer, helped the Index post slightly positive gains in the third quarter, despite renewed US-China trade concerns, slowing manufacturing data, and an inversion in the 2-year/10-year portion of the US Treasury yield curve. Defensive or yield-driven stocks performed well, with utilities, real estate, and consumer staples sectors among the Index leaders.

The fourth quarter was noteworthy for partial resolutions to many key concerns — the US and China reached a phase-one trade agreement, the Fed’s forward rate outlook suggested sustained monetary policy accommodation, and the UK inched toward a resolution of its exit from the European Union (known as Brexit). This led to a cyclical rotation, with information technology stocks resuming their Index leadership.

During the one-year reporting period overall, highly visible top-line growth and continued momentum drove market-leading returns for the information technology sector. Meanwhile, in the energy sector, elevated trade tensions and concerns about end-market demand weighed on performance compared to the Index. The health care sector underperformed, as the US 2020 presidential election raised concerns about potential changes to the health care system and drug pricing. Financials, despite an earnings headwind from falling interest rates, performed roughly in line with the Index as credit costs remained benign.

What strategies or holdings affected the Portfolio’s performance?

Relative to the Index, overall stock selection was beneficial for the Portfolio, while sector allocation detracted from performance during the reporting period. Specifically, stock selection in financials, energy, materials, and utilities contributed positively. An underweight versus the Index in the health care sector also added to relative returns. Conversely, stock selection in the consumer discretionary, health care, and communication services sectors detracted from relative returns. An underweight in information technology and overweights in energy and materials also dampened relative results.

The five leading individual contributors to Portfolio performance were Blackstone Group Inc. Class A, Microsoft Corp., Apple Inc., Mastercard Inc. Class A, and American Tower Corp. The five bottom contributors were Qualcomm Inc. (no longer held in the Portfolio), Pfizer Inc., Bank of New York Mellon Corp. (no longer held in the Portfolio), 3M Co., and Corteva, Inc. (no longer held in the Portfolio).

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

7

AST ClearBridge Dividend Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

In the health care sector, Pfizer is a leading pharmaceutical company with a broad product set and strong balance sheet. The stock underperformed in 2019 as the company experienced an earnings headwind from its Upjohn unit, which is an off-patent branded and generic medicine business. As a result of anticipated long-term pressure associated with China’s new approach to spending on older medicines, Pfizer decided to merge Upjohn with Mylan, a generic drug manufacturer.

Pfizer shares rebounded after a mid-2019 earnings reset. ClearBridge maintained its position in the stock as the company appears poised to deliver on mid-single-digit revenue growth driven by a solid drug pipeline and cost efficiencies associated with a less complex organization. Pfizer’s capital allocation appears to be focused on adding strategic assets rather than on large, disruptive mergers and acquisitions. The company’s dividend yield remains attractive on an absolute basis and relative to the health care sector.

In the industrials sector, 3M is a global, diversified firm that sells products based on adhesives and films. Shares performed poorly in 2019 due to two factors. First, financial performance proved disappointing as weak global industrial production weighed on 3M’s end markets and hurt sales. Second, investors were worried about litigation risk over PFAS, a class of chemicals that 3M previously manufactured but phased out in 2002.

Despite these two factors, ClearBridge continued to hold 3M shares based on its view that the company has world-class technology, fabulous financial characteristics (e.g., margins and free cash flow conversion), and an enviable market position. While the trade war weighed on global manufacturing in 2019, ClearBridge is looking beyond the current cycle and believes that 3M’s long-term prospects remain robust. With respect to the legal issues, while they present uncertainty and risk, ClearBridge thinks a large portion are already reflected in 3M’s stock price, as the stock’s valuation relative to the market is the lowest it has been in over a decade. Further, ClearBridge believes the risk is somewhat mitigated through position sizing. 3M currently makes up about 1.4% of the Portfolio, one of its smallest positions.

Presentation of Portfolio Holdings — unaudited

AST ClearBridge Dividend Growth (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
Microsoft Corp.	Software	4.4%
Apple, Inc.	Technology Hardware, Storage & Peripherals	3.4%
Comcast Corp. (Class A Stock)	Media	3.1%
Blackstone Group, Inc. (The) (Class A Stock)	Capital Markets	2.8%
Merck & Co., Inc.	Pharmaceuticals	2.7%
JPMorgan Chase & Co.	Banks	2.6%
United Technologies Corp.	Aerospace & Defense	2.6%
Walt Disney Co. (The)	Entertainment	2.4%
Mastercard, Inc. (Class A Stock)	IT Services	2.4%
Home Depot, Inc. (The)	Specialty Retail	2.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

8

AST Goldman Sachs Multi-Asset Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	16.02%	4.78%	5.84%
Blended Index	18.44	6.36	7.12
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10-YEARS

For the year ended December 31, 2019, the AST Goldman Sachs Multi-Asset Portfolio returned 16.02%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to obtain a high level of total return consistent with its level of risk tolerance.

What were the market conditions during the reporting period?

The Portfolio is diversified across different asset classes, markets, geographies, and active investment styles. Market performance in 2019 was diametrically opposed to the fourth quarter of 2018, when risk assets declined sharply amid trade tension and global growth concerns. In sharp contrast, 2019 was an outstanding year for risk assets, as a number of downside risks that market participants had feared would materialize were avoided. In the end, 2019 did not see a recession in the US or Europe, despite lingering fears of a slowdown and an inversion in the US Treasury yield curve (i.e., yields on certain Treasuries with longer maturities dropped below various shorter-term Treasury yields). Additionally, China and the US agreed to a “Phase 1” trade deal, and concerns subsided about the chance of a no-deal exit by the United Kingdom from the European Union.

While growth in the US and most of the world slowed in 2019, risk assets were buoyed by accommodative central banks. As a result, the vast majority of risk assets across equities, fixed income, and commodities finished the year in positive territory. The S&P 500 Index posted its best annual return (+31.46%) since 2013. The Bloomberg Barclays US Aggregate Bond Index ended the year up nearly 9%, the best annual performance for a 60% equity/40% fixed income portfolio in the 21st century.

Global equities finished the year up roughly 30%, driven largely by strong performance from US large-cap equities, with developed market stocks outperforming their emerging market peers. While the broad rally in equities pushed the MSCI Emerging Markets Index up over 18% for 2019, slowing growth in China, weaker emerging market exports, and intermittent U.S.-China trade escalations led to the relative underperformance of emerging market equities.

In the bond market, US and German 10-year government security yields declined in 2019 as both the Federal Reserve (the Fed) and the European Central Bank eased monetary policy, driven by weaker growth and subdued inflation. These factors, coupled with receding recession fears, caused credit spreads to tighten over the course of the year, resulting in a strong annual performance for both investment-grade and high yield credit.

Within the currency market, the US dollar was relatively flat in 2019 against most currencies, as the tailwinds from weaker growth outside the US were offset by the headwinds from the surprise monetary policy easing by the Fed.

What strategies or holdings affected the Portfolio’s performance?

While the Portfolio posted strong positive returns in 2019, it underperformed its benchmark index.

Global large-cap developed market equity exposure was the primary contributor to returns in 2019, led by Global Equity Insights. Out-of-benchmark allocations to emerging market equities and US small-cap equities also contributed, with both asset classes positively impacted by easing recession fears and a de-escalation of US-China trade concerns.

In July, Goldman Sachs added an allocation to ActiveBeta US and International strategies, which seek to provide differentiated sources of return compared to traditional market-cap strategies. These strategies added to performance amid the year-end rally in global equities.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

9

AST Goldman Sachs Multi-Asset Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Out-of-benchmark allocations to real assets contributed to performance, especially global real estate, driven by a strong economic backdrop and a decline in US interest rates. However, an allocation to a global equity options strategy, which seeks to provide a differentiated source of return, underperformed during the year amid the strong rally in global equities.

The Portfolio saw positive performance from fixed income, led by an allocation to investment-grade fixed income, which saw positive performance due to a broad decline in interest rates and tightening of spreads during the year. Additionally, interest rate duration positions in US long-duration Treasury bonds contributed to performance. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.)

During the year, exposures to local-denominated emerging markets debt were closed in favor of exposure to US dollar-denominated emerging markets debt. Both positions contributed to results.

Medium-term dynamic positioning, which seeks to adjust the strategic asset allocation for the current economic cycle by capturing cyclical changes, detracted from performance. This was primarily due to the view to be underweight interest rate duration expressed by shorting long-dated German bunds, as German yields fell over the year. The position in the Portfolio was closed in May 2019. Shorter-term dynamic positions also detracted from returns.

The Portfolio makes use of derivatives when consistent with the stated investment objectives and policies to augment physical positions, hedge exposures, and efficiently manage cash flows. The primary use of derivatives in the Portfolio is through equity futures in order to replicate global developed equity, US large-cap equity, and US small-cap equity exposure. These derivatives did not meaningfully contribute to performance beyond the returns expected of the asset classes each respective derivative seeks to replicate.

The Portfolio also makes use of derivatives to express active short-term views on the market. Overall, versus the Index, the Portfolio used equity futures to nimbly express active short-term views which, as a whole, detracted from performance. Equity Index options were also used, which modestly contributed to performance. Over the period, currency forwards were used to go long and short select currencies, which slightly detracted from performance. Interest rate options were used to implement a short-duration view and also implement a macroeconomic hedging strategy, which detracted from performance.

Presentation of Portfolio Holdings — unaudited

AST Goldman Sachs Multi-Asset (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
Federal Home Loan Mortgage Corp., 3.000%, 12/01/49	U.S. Government Agency Obligations	3.3%
Government National Mortgage Assoc., 3.000%, TBA	U.S. Government Agency Obligations	2.4%
Goldman Sachs High Yield Floating Rate Fund (Institutional Shares)	High Yield	1.8%
Government National Mortgage Assoc., 4.500%, 09/20/48	U.S. Government Agency Obligations	1.4%
U.S. Treasury Bonds, 3.750%, 11/15/43	U.S. Treasury Obligations	1.3%
Federal Home Loan Mortgage Corp., 5.000%, 10/01/49	U.S. Government Agency Obligations	1.3%
Goldman Sachs Emerging Markets Equity Insights Fund (Institutional Shares)	Emerging Markets	1.2%
Federal National Mortgage Assoc., 4.000%, TBA	U.S. Government Agency Obligations	1.1%
Microsoft Corp.	Software	1.0%
Apple, Inc.	Technology Hardware, Storage & Peripherals	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

10

AST J.P. Morgan Global Thematic Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	19.43%	6.14%	7.91%
Blended Index	21.41	7.30	8.06
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10-YEARS

For the year ended December 31, 2019, the AST J.P. Morgan Global Thematic Portfolio returned 19.43%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek capital appreciation consistent with its specified level of risk tolerance.

What were the market conditions during the reporting period?

In many ways, 2019 was a year of dislocation and disruption. For market participants, the yawning gulf between stock market returns and economic growth was probably the clearest illustration of this. During the year, economic activity and asset markets moved in opposite directions, as earnings growth flatlined and global economic growth sank to below trend, while all major asset classes posted handsome gains. In the subadvisor’s view, the hallmarks of 2019 were a global manufacturing slump, heightened geopolitical tension, and more accommodative monetary policy from many central banks. Among equity markets around the world, US large-cap stocks (as measured by the S&P 500 Index) performed best during the year, returning 31.46%. Global equity markets, as measured by the MSCI World Index, were up 28.40%. Developed international equity markets, as measured by the MSCI EAFE Index, gained 22.66%, while emerging markets stocks, as measured by the MSCI Emerging Markets Index, rose 18.90%. US fixed income markets, as measured by the Bloomberg Barclays US Aggregate Bond Index, returned an impressive 8.72%.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio slightly underperformed the Blended Index. The underperformance was primarily driven by strategic asset allocation decisions.

The Portfolio began the period with a strategic underweight in equities and credit, which led it to miss part of the sharp rally in the first quarter of 2019. Strategic positioning remained cautious through the end of September, based on weaker corporate earnings compared to those in 2018 and escalating trade tensions. The Portfolio shifted to a more bullish position early in the fourth quarter on the heels of a strong earnings season, deescalating trade tensions between the US and China, stabilizing global manufacturing data, and improving performance for value stocks and depressed cyclical names. During the fourth quarter, the Portfolio increased its strategic allocation to equities overall and emerging markets equities in particular, which drove positive performance into the end of the period.

Overall, tactical asset allocation decisions were positive, with the Portfolio’s overweight in US large-cap equities adding most to performance. However, certain tactical allocations, such as an underweight in European ex-United Kingdom equities, detracted from returns.

Security selection contributed positively to performance during the period, with the EAFE Plus and Emerging Markets Focused strategies enhancing results the most.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

11

AST J.P. Morgan Global Thematic Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST J.P. Morgan Global Thematic (As of 12/31/2019)
Ten Largest Holdings	Line of Business	Country	(% of Net Assets	)
U.S. Treasury Notes, 2.125%, 01/31/21	U.S. Treasury Obligations	United States	1.6%
Microsoft Corp.	Software	United States	1.5%
U.S. Treasury Notes, 2.000%, 01/31/20	U.S. Treasury Obligations	United States	1.4%
Amazon.com, Inc.	Internet & Direct Marketing Retail	United States	1.0%
Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	0.8%
UnitedHealth Group, Inc.	Health Care Providers & Services	United States	0.8%
U.S. Treasury Notes, 2.000%, 10/31/22	U.S. Treasury Obligations	United States	0.8%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	United States	0.7%
Mastercard, Inc. (Class A Stock)	IT Services	United States	0.7%
U.S. Treasury Notes, 1.375%, 05/31/20	U.S. Treasury Obligations	United States	0.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

12

AST J.P. Morgan Strategic Opportunities Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	14.61%	4.79%	5.83%
Blended Index	15.71	5.63	6.51
S&P 500 Index	31.46	11.69	13.55

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the AST J.P. Morgan Strategic Opportunities Portfolio returned 14.61%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek to maximize return compared to the benchmark through security selection and tactical asset allocation.

What were the market conditions during the reporting period?

In many ways, 2019 was a year of dislocation and disruption. For market participants, the yawning gulf between stock market returns and economic growth was probably the clearest illustration of this. During the year, economic activity and asset markets moved in opposite directions, as earnings growth flatlined and global economic growth sank to below trend, while all major asset classes posted handsome gains. In the subadvisor’s view, the hallmarks of 2019 were a global manufacturing slump, heightened geopolitical tension, and more accommodative monetary policy from many central banks. Among equity markets around the world, US large-cap stocks (as measured by the S&P 500 Index) performed best during the year, returning 31.46%. Global equity markets, as measured by the MSCI World Index, were up 28.40%. Developed international equity markets, as measured by the MSCI EAFE Index, gained 22.66%, while emerging markets stocks, as measured by the MSCI Emerging Markets Index, rose 18.90%. US fixed income markets, as measured by the Bloomberg Barclays US Aggregate Bond Index, returned 8.72%.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, the Portfolio returned 14.61%, underperforming the Blended Benchmark, which returned 15.71%. The Portfolio’s performance was driven by tactical asset allocation decisions.

The Portfolio began the period with a strategic underweight in equities and credit, which led it to miss part of the sharp rally in the first quarter of 2019. Strategic positioning remained cautious through the end of September based on weaker corporate earnings compared to those in 2018 and escalating trade tensions. The Portfolio shifted to a more bullish position early in the fourth quarter on the heels of a strong earnings season, deescalating trade tensions between the US and China, stabilizing global manufacturing data, and improving performance for value stocks and depressed cyclical names. During the fourth quarter, the Portfolio increased its strategic allocation to equities overall and emerging markets equities in particular, which drove positive performance into the end of the period.

Overall, tactical asset allocation decisions were positive, with the Portfolio’s overweights in US large-cap equities and 10-year US Treasury securities adding the most to performance. However, certain tactical allocations, such as an underweight in European ex-United Kingdom equities, detracted from returns.

Security selection was a modest headwind during the reporting period, with the Opportunity Equity Long Short and the Strategic Income Opportunities strategies detracting most from the Portfolio’s performance. The Emerging Markets Focused strategy was the largest positive contributor to results.

The Portfolio’s use of derivatives (primarily futures) is to help enhance returns on tactical allocations, which is often a more efficient and cost effective way to achieve desired market/risk exposures than trading a potentially large number of individual securities. Also, these derivatives help the Portfolio manage cash flows. The Portfolio’s use of derivatives did not have a material effect on performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

13

AST J.P. Morgan Strategic Opportunities Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST J.P. Morgan Strategic Opportunities (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
U.S. Treasury Notes, 2.125% , 01/31/21	U.S. Treasury Obligations	1.6%
U.S. Treasury Notes, 2.000% , 01/31/20	U.S. Treasury Obligations	1.1%
Microsoft Corp.	Software	1.1%
U.S. Treasury Notes, 1.375% , 05/31/20	U.S. Treasury Obligations	1.1%
U.S. Treasury Bonds, 2.250% , 08/15/46	U.S. Treasury Obligations	0.8%
Amazon.com, Inc.	Internet & Direct Marketing Retail	0.7%
Apple, Inc.	Technology Hardware, Storage & Peripherals	0.6%
UnitedHealth Group, Inc.	Health Care Providers & Services	0.6%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	Semiconductors & Semiconductor Equipment	0.6%
U.S. Treasury Notes, 2.000% , 10/31/22	U.S. Treasury Obligations	0.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

14

AST Legg Mason Diversified Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Year	Since Inception
Portfolio	18.25%	6.54%	6.32%
Blended Index	24.86	8.46	8.08
S&P 500 Index	31.46	11.69	11.43

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 11/24/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Legg Mason Diversified Growth Portfolio returned 18.25%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The Investment objective of the Portfolio is to seek high risk-adjusted returns compared to its blended index.

What were the market conditions during the reporting period?

After a disappointing 2018, global equity markets bounced back with double-digit returns across all major regions in 2019. The year started off with a strong rebound in the first quarter, covering most of the losses that occurred during the fourth quarter of 2018. In the US, large caps enjoyed one of their strongest quarterly performances of the past decade. US equity volatility, as measured by the VIX Index, fell 46.1% during the quarter.

Global equities across the board rose during the second quarter, although at a more tempered pace compared to the first quarter. Volatility picked up in May, when all major global equity regions experienced a sell-off, led by Chinese equities. During the quarter, both global and US bond prices rose, supported by dovish rhetoric from the Federal Reserve (the Fed), European Central Bank, and Bank of Japan. The quarter ended with a boost from President Trump and Chinese President Xi Jinping seeming to agree to a cease-fire on the trade war.

The third quarter saw mixed performance across global equities. In August, all major equity regions experienced a sell-off, led by US small caps. The price of gold, considered a “flight to quality” asset, rose during the quarter and reached a multi-year high in August. Gold was supported by fears of a global economic downturn, trade tensions, and geopolitical risks. Trade tensions between the US and China remained elevated throughout the quarter, with the US announcing 10% tariffs on $300 billion of Chinese imports. China retaliated with tariffs on $75 billion of US goods.

The year ended with a fourth-quarter rally, which was led by Chinese equities on the back of improved prospects of a trade deal with the US. Although US economic data remained mixed, US large-cap and small-cap equities both rose. The US Institute for Supply Management Manufacturing Index reported three consecutive months of contractionary readings, while the non-manufacturing index remained in expansionary territory.

During 2019 overall, the Fed cut interest rates by 25 basis points on three separate occasions, a major contrast to the expectations of two rate hikes entering the year. (One basis point equals 0.01%.) During the second quarter, the 10-year U.S. Treasury yield fell 40 basis points and the three-month to 10-year spread, or yield differential, reached -28 basis points. The yield curve subsequently flattened due to the rising expectations of multiple interest rate cuts by year-end and worsening US manufacturing data throughout the quarter. In the third quarter, the Fed cut interest rates twice, and the two-year to 10-year spread inverted for the first time in more than a decade. The 30-year US Treasury yield also dropped below 2.0% for the first time. In October, the Fed cut interest rates for a third time and reduced its expectations of additional rate cuts in 2020.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio generated positive absolute returns for the reporting period. Across all asset classes, the Portfolio’s underlying strategies posted double-digit returns. The largest contributors to absolute returns were from Brandywine Dynamic Value, QS US Large Cap Equity Income, and ClearBridge Aggressive Growth, as US equities were some of the best performers.

Relative to the blended benchmark, the Portfolio underperformed. This was primarily due to the underlying defensive equity sleeves, which are designed to provide lower volatility returns than traditional equity portfolios but tend to lag their higher beta counterparts when markets are rallying.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

15

AST Legg Mason Diversified Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

The QS International Equity Income sleeve was the largest detractor during the reporting period, followed by the QS US Large Cap Equity Income and Clear Bridge Aggressive Growth sleeves. These detractors more than offset the relative positive contributions from the AST Western Asset Core Plus Bond, Brandy wine GLOBAL Dynamic Value, and AST Western Asset Emerging Market Debt strategies.

The Portfolio includes a liquidity sleeve, and S&P 500 futures are used to “equitize” the position.This sleeve is included in the equity portion of the Portfolio’s overall allocation and had a positive impact on absolute performance during the reporting period.

Presentation of Portfolio Holdings — unaudited

Legg Mason Diversified Growth (As of 12/31/2019)
Ten Largest Holdings	Line of Business	Country	(% of Net Assets	)
AST Western Asset Core Plus Bond Portfolio	Core Bond	United States	12.2%
AST Western Asset Emerging Markets Debt Portfolio	Emerging Markets	United States	2.5%
Amgen, Inc.	Biotechnology	United States	1.0%
UnitedHealth Group, Inc.	Health Care Providers & Services	United States	0.7%
Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	0.7%
Johnson & Johnson	Pharmaceuticals	United States	0.7%
Comcast Corp. (Class A Stock)	Media	United States	0.6%
Intel Corp.	Semiconductors & Semiconductor Equipment	United States	0.6%
Broadcom, Inc.	Semiconductors & Semiconductor Equipment	United States	0.6%
Cisco Systems, Inc.	Communications Equipment	United States	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

16

AST T. Rowe Price Growth Opportunities Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Year	Since Inception
Portfolio	24.72%	8.22%	8.12%
Blended Index	25.52	8.86	9.05
S&P 500 Index	31.46	11.69	12.86

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 2/10/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST T. Rowe Price Growth Opportunities Portfolio returned 24.72%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The Portfolio’s investment objective is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

What were the market conditions during the reporting period?

US stock prices surged during 2019. A major driver of market performance was the Federal Reserve’s pivot away from a tightening cycle toward accommodative monetary policy, as the central bank reduced rates three times starting in late July as part of a “mid-cycle adjustment.”

Trade discussions between the US and China were another major driver of market sentiment in 2019. Speculation arose numerous times during the year that the US and China were close to reaching a trade agreement, though tensions occasionally flared up and seemed to reduce the likelihood of a deal. A preliminary “phase-one” deal was struck on December 13, when Chinese officials held a press conference announcing a preliminary agreement had been reached to reduce US tariffs on Chinese goods.

Returns in developed Asian markets were broadly positive during 2019. Japanese share prices advanced, while stock performance in Hong Kong lagged within the region, hurt by ongoing protests that were triggered by a controversial extradition bill. Although the proposed legislation was rescinded, the protests continued because demonstrators had other demands.

Returns in developed European stock markets were broadly positive. United Kingdom share prices advanced despite doubts that persisted throughout the year about the UK’s pending exit from the European Union (known as Brexit). Prime Minister Theresa May resigned in June after she was unable to successfully negotiate a deal. In December, Prime Minister Boris Johnson and the Conservatives decisively won a general election, removing much of the uncertainty surrounding Brexit.

In this environment, multi-asset portfolios with relatively higher allocations to equities and other risk assets likely would have outperformed their peers, in the subadvisor’s view. Conversely, portfolios with a relatively defensive posture (e.g., higher allocations to cash and US investment-grade debt) would have underperformed their peers.

What strategies or holdings affected the Portfolio’s performance?

For the period, the Portfolio underperformed its blended benchmark. Security selection within the underlying allocations drove relative outperformance, while the impact from out-of-benchmark exposure to diversifying sectors and tactical positioning weighed on results.

Security selection within the underlying allocations positively contributed to relative returns. Security selection within the international developed markets equity allocations was a significant contributor to relative performance, as they outpaced their respective benchmarks for the year. Selection in the dividend-paying equities and international small-cap equity allocations also lifted relative returns, as did selection among US large-cap value stocks. Conversely, security selection among US large-cap growth equities and real estate investment trusts (REITs) weighed on relative returns, as these allocations trailed their respective benchmarks.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

17

AST T. Rowe Price Growth Opportunities Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (Unaudited) (Continued)

Out-of-benchmark exposure to diversifying sectors detracted from relative performance. Most notably, the inclusion of REITs weighed on relative performance, as the real estate sector trailed major equity indexes for the year despite delivering positive absolute returns.

Tactical allocation decisions hurt relative results for the year. The negative impact was driven primarily by an underweight to equities, which outpaced fixed income and cash, particularly early in the year when equities rallied following a global sell-off in late 2018. An overweight allocation to international equities, which lagged US stocks, also negatively impacted relative returns.

As of the end of the reporting period, the Portfolio held index futures, interest rate futures, currency forwards, and credit default swap index instruments, generating gross exposure of approximately 11.8%. The Portfolio also held rights during the period. The estimated return impact from employing currency forwards was negligible, 212 basis points (bps) from futures, a negligible return impact from rights, and 4 bps from swaps. (One basis point equals 0.01%.)

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Growth Opportunities (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
Microsoft Corp.	Software	2.0%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.2%
JPMorgan Chase & Co.	Banks	1.1%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.0%
Apple, Inc.	Technology Hardware, Storage & Peripherals	0.9%
Visa, Inc. (Class A Stock)	IT Services	0.9%
Danaher Corp.	Health Care Equipment & Supplies	0.9%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	0.9%
NextEra Energy, Inc.	Electric Utilities	0.8%
U.S. Treasury Notes, 2.750% , 08/31/23	U.S. Treasury Obligations	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

18

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2019

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST Academic Strategies Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (20%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) (GD) Index (20%) an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets, Bloomberg Barclays US Aggregate Bond Index (28%) an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, Bloomberg Commodities Total Return Index (8%) an unmanaged index composed of commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc, Wilshire US REIT Total Return IndexSM (9%) an unmanaged index that measures US publicly traded real estate investment trusts, and ICE Bank of America ML 3-Month US Treasury Bill Index (15%) an unmanaged index comprised of a single US Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue.

AST Capital Growth Asset Allocation Portfolio Blended Index consists of Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (25%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST Goldman Sachs Multi-Asset Portfolio Blended Index consists of Bloomberg Barclays US Aggregate Bond Index (50%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and The MSCI World Index (GD) (50%) an unmanaged capitalization-weighted index that captures large- and mid-cap representation across 24 Developed Markets countries. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

AST J.P. Morgan Global Thematic Portfolio Blended Index consists of Bloomberg Barclays US Aggregate Bond Index (35%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and the MSCI World Index (GD) (65%), an unmanaged index of 1,643 world stocks used as a common benchmark for world or global stock funds.

AST J.P. Morgan Strategic Opportunities Portfolio Blended Index consists of Russell 3000 Index (27%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (50%), an unmanaged, index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCl EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (13%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. FTSE 3-month Treasury Bill Index (10%), an unmanaged index representing monthly return equivalents of yield averages of the last FTSE 3-month Treasury Bill issues.

AST Legg Mason Diversified Growth Portfolio Blended Index consists of Russell 3000 Index (52%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (33%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and Bloomberg Barclays US Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2019

AST T. Rowe Price Growth Opportunities Portfolio Blended Index consists of Russell 3000 Index (60%), a market cap- weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Aggregate Bond Index (15%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas market. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2019

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

AST Academic Strategies Asset Allocation Portfolio	Actual	$1,000.00	$1,048.10	1.36%	$7.02
	Hypothetical	$1,000.00	$1,018.35	1.36%	$6.92

AST AQR Large-Cap Portfolio	Actual	$1,000.00	$1,087.50	0.82%	$4.31
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

AST Capital Growth Asset Allocation Portfolio	Actual	$1,000.00	$1,069.30	0.95%	$4.95
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

AST ClearBridge Dividend Growth Portfolio	Actual	$1,000.00	$1,095.60	0.92%	$4.86
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

AST Goldman Sachs Multi-Asset Portfolio	Actual	$1,000.00	$1,053.10	0.94%	$4.86
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

AST J.P. Morgan Global Thematic Portfolio	Actual	$1,000.00	$1,057.50	1.06%	$5.50
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

AST J.P. Morgan Strategic Opportunities Portfolio	Actual	$1,000.00	$1,041.10	1.12%	$5.76
	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

AST Legg Mason Diversified Growth Portfolio	Actual	$1,000.00	$1,070.50	1.08%	$5.64
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50

AST T. Rowe Price Growth Opportunities Portfolio	Actual	$1,000.00	$1,076.10	0.98%	$5.13
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2019, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

GLOSSARY

The following abbreviations are used in the Portfolios’ descriptions:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
UAH	Ukraine Hryvna
USD	US Dollar
ZAR	South African Rand

144A	— Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A	— Annual payment frequency for swaps
ABS	— Asset-Backed Security
Aces	— Alternative Credit Enhancements Securities
ADR	— American Depositary Receipt
AQUIS	— Aquis Exchange
ARM	— Adjustable Rate Mortgage
ASX	— Australian Securities Exchange
AUDOIS	— Australian Overnight Index Swap
BABs	— Build America Bonds
BATE	— Europe Equities Exchange
BBA	— British Bankers Association
BBR	— New Zealand Bank Bill Rate
BBSW	— Australian Bank Bill Swap Reference Rate
BROIS	— Brazil Overnight Index Swap
BTP	— Buoni del Tesoro Poliennali
BUBOR	— Budapest Interbank Offered Rate
CAC40	— French Stock Market Index
CBOE	— Chicago Board Options Exchange
CDI	— Chess Depository Interest
CDOR	— Canadian Dollar Offered Rate
CDX	— Credit Derivative Index
CLO	— Collateralized Loan Obligation
CMS	— Constant Maturity Swap
CNX	— CRISIL NSE Index
COP	— Certificates of Participation
CPI	— Consumer Price Index
CVA	— Certificate Van Aandelen (Bearer)
CVR	— Contingent Value Rights
CVT	— Convertible Security
DAX	— German Stock Index
EAFE	— Europe, Australasia, Far East
EMTN	— Euro Medium Term Note
EONIA	— Euro Overnight Index Average
ETF	— Exchange-Traded Fund
EURIBOR	— Euro Interbank Offered Rate
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FREMF	— Freddie Mac Mortgage Trust
FTSE	— Financial Times Stock Exchange
GDR	— Global Depositary Receipt
GMAC	— General Motors Acceptance Corporation
GMTN	— Global Medium Term Note
GNMA	— Government National Mortgage Association
HIBOR	— Hong Kong Interbank Offered Rate
HICP	— Harmonised Index of Consumer Prices
HONIX	— Hong Kong Brokers’ Association Over Night Rate
IBEX	— Spanish Stock Index

SEE NOTES TO FINANCIAL STATEMENTS.

A1

GLOSSARY (continued)

iBoxx	— Bond Market Indices
IO	— Interest Only (Principal amount represents notional)
iTraxx	— International Credit Derivative Index
JIBAR	— Johannesburg Interbank Agreed Rate
JSE	— Johannesburg Stock Exchange
KWCDC	— Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
LME	— London Metal Exchange
M	— Monthly payment frequency for swaps
MLP	— Master Limited Partnership
MSCI	— Morgan Stanley Capital International
MTN	— Medium Term Note
NASDAQ	— National Association of Securities Dealers Automated Quotations
NSA	— Non-Seasonally Adjusted
NVDR	— Non-voting Depositary Receipt
NYSE	— New York Stock Exchange
OAT	— Obligations Assimilables du Tresor
OJSC	— Open Joint-Stock Company
OMXS30	— Nordic Exchange Stockholm Index
OTC	— Over-the-counter
PIK	— Payment-in-Kind
PJSC	— Public Joint-Stock Company
PO	— Principal Only
PRFC	— Preference Shares
PRI	— Primary Rate Interface
PRIBOR	— Prague Interbank Offered Rate
Q	— Quarterly payment frequency for swaps
RBOB	— Reformulated Gasoline Blendstock for Oxygen Blending
REITs	— Real Estate Investment Trust
REMICS	— Real Estate Mortgage Investment Conduit Security
RSP	— Savings Shares
RTS	— Russian Trading System
S	— Semiannual payment frequency for swaps
S&P	— Standard & Poor’s
SDR	— Sweden Depositary Receipt
SGMX	— Sigma X MTF
SGX	— Singapore Exchange
SONIA	— Sterling Overnight Index Average
SPDR	— Standard & Poor’s Depositary Receipts
SPI	— Swiss Performance Index
STACR	— Structured Agency Credit Risk
STOXX	— Stock Index of the Eurozone
Strips	— Separate Trading of Registered Interest and Principal of Securities
SWX	— SIX Swiss Exchange
T	— Swap payment upon termination
TBA	— To Be Announced
TELBOR	— Tel Aviv Interbank Offered Rate
TIPS	— Treasury Inflation-Protected Securities
TONAT	— Overnight Japanese Yen LIBOR Interest Rate
TOPIX	— Tokyo Stock Price Index
TRQX	— Turquoise Stock Exchange
TSX	— Toronto Stock Exchange
ULSD	— Ultra-Low Sulfur Diesel
USOIS	— United States Overnight Index Swap
UTS	— Unit Trust Security
WIBOR	— Warsaw Interbank Offered Rate
WTI	— West Texas Intermediate
XEQT	— Equiduct Stock Exchange
XLON	— London Stock Exchange
XNGS	— London Stock Exchange
XTSE	— Toronto Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 88.9%
	Shares	Value
AFFILIATED MUTUAL FUNDS — 55.1%
AST AQR Emerging Markets Equity Portfolio*	9,308,949	$113,941,541
AST Blackrock Low Duration Bond Portfolio*	69,159	782,875
AST BlackRock/Loomis Sayles Bond Portfolio*	2,310,211	34,191,129
AST ClearBridge Dividend Growth Portfolio*	2,659,759	58,514,694
AST Cohen & Steers Global Realty Portfolio*	16,299,364	243,512,502
AST Cohen & Steers Realty Portfolio*	10,172,631	147,096,250
AST Goldman Sachs Small-Cap Value Portfolio*	2,751,414	68,867,896
AST Government Money Market Portfolio*	255,014	255,014
AST High Yield Portfolio*	15,464,175	175,982,310
AST Hotchkis & Wiley Large-Cap Value Portfolio*	853,302	28,227,239
AST International Growth Portfolio*	10,294,619	211,348,518
AST International Value Portfolio*	13,499,323	289,695,478
AST Jennison Large-Cap Growth Portfolio*	397,292	16,094,289
AST Loomis Sayles Large-Cap Growth Portfolio*	430,587	27,505,885
AST MFS Growth Portfolio*	467,252	15,592,214
AST MFS Large-Cap Value Portfolio*	2,742,927	64,074,766
AST Mid-Cap Growth Portfolio*	9,303,383	109,221,714
AST Neuberger Berman Long/Short Portfolio*	2,096,707	25,328,222
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	2,675,832	94,456,857
AST Parametric Emerging Markets Equity Portfolio*	5,961,655	58,722,301
AST PIMCO Dynamic Bond Portfolio*	1,066,414	10,770,780
AST Prudential Core Bond Portfolio*	7,086,323	94,885,865
AST QMA International Core Equity Portfolio*	16,492,428	208,134,443
AST QMA US Equity Alpha Portfolio*	3,373,482	117,734,529
AST Small-Cap Growth Opportunities Portfolio*	410,007	9,893,465
AST Small-Cap Growth Portfolio*	177,796	9,432,098
AST Small-Cap Value Portfolio*	2,259,456	65,456,429
AST T. Rowe Price Large-Cap Growth Portfolio*	426,674	19,691,007
AST T. Rowe Price Large-Cap Value Portfolio*	3,572,669	61,521,358
AST T. Rowe Price Natural Resources Portfolio*	679,635	15,305,391
AST WEDGE Capital Mid-Cap Value Portfolio*	3,680,293	94,362,721
AST Western Asset Core Plus Bond Portfolio*	5,462,100	76,797,132

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,834,258,776)(w)		2,567,396,912

COMMON STOCKS — 9.5%
Aerospace & Defense — 0.1%
AAR Corp.	12,400	559,240
Arconic, Inc.	23,200	713,864

COMMON STOCKS (continued)	Shares	Value
Aerospace & Defense (continued)
CAE, Inc. (Canada)	775	$20,519
General Dynamics Corp.	3,100	546,685
Huntington Ingalls Industries, Inc.(u)	400	100,352
Spirit AeroSystems Holdings, Inc. (Class A Stock)	7,300	532,024
United Technologies Corp.(u)	2,900	434,304
Vectrus, Inc.*(u)	8,300	425,458

		3,332,446

Air Freight & Logistics — 0.0%
bpost SA (Belgium)	17,904	206,838
Cia de Distribucion Integral Logista Holdings SA (Spain)	3,355	75,911
CTT-Correios de Portugal SA (Portugal)	8,483	30,400
PostNL NV (Netherlands)	42,630	96,460

		409,609

Airlines — 0.0%
Air Canada (Canada)*	14,833	554,117
Deutsche Lufthansa AG (Germany)(u)	47,014	868,024

		1,422,141

Auto Components — 0.0%
CIR-Compagnie Industriali Riunite SpA (Italy)	11,179	13,849
Delphi Technologies PLC	6,200	79,546
Linamar Corp. (Canada)	4,667	176,574
Magna International, Inc. (Canada)	4,726	259,128

		529,097

Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany)(u)	1,566	128,757
Fiat Chrysler Automobiles NV (United Kingdom)(u)	42,645	625,788
Peugeot SA (France)	25,286	608,313

		1,362,858

Banks — 0.2%
ABN AMRO Bank NV (Netherlands), 144A, CVA	2,487	45,338
AIB Group PLC (Ireland)	4,948	17,293
Banco Bilbao Vizcaya Argentaria SA (Spain)	39,873	223,308
Banco de Sabadell SA (Spain)	39,088	45,698
Banco Santander SA (Spain)	100,847	422,954
Bank Hapoalim BM (Israel)	401	3,332
Bank Leumi Le-Israel BM (Israel)	574	4,180
Bank of America Corp.(u)	5,250	184,905
Bank of East Asia Ltd. (The) (Hong Kong)	830	1,855
Bank of Ireland Group PLC (Ireland)	5,794	31,798
Bank of Montreal (Canada)	3,304	256,066
Bank of Nova Scotia (The) (Canada)	4,607	260,231
Bankia SA (Spain)	7,577	16,197
Bankinter SA (Spain)	4,039	29,667
BankUnited, Inc.(u)	1,200	43,872

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Barclays PLC (United Kingdom)	10,831	$25,854
Bendigo & Adelaide Bank Ltd. (Australia)	5	34
BNP Paribas SA (France)	6,595	392,064
BOC Hong Kong Holdings Ltd. (China)	1,008	3,503
BPER Banca (Italy)	27,024	136,138
Cadence BanCorp(u)	8,600	155,918
CaixaBank SA (Spain)	21,805	68,590
Canadian Imperial Bank of Commerce (Canada)	4,603	383,043
Chiba Bank Ltd. (The) (Japan)	252	1,448
CIT Group, Inc.(u)	7,000	319,410
Citigroup, Inc.	8,982	717,572
Citizens Financial Group, Inc.	50	2,030
Commerzbank AG (Germany)	5,941	36,872
Concordia Financial Group Ltd. (Japan)	504	2,068
Credit Agricole SA (France)	6,778	98,451
Danske Bank A/S (Denmark)	210	3,399
DBS Group Holdings Ltd. (Singapore)	1,304	25,114
DNB ASA (Norway)	289	5,402
Erste Group Bank AG (Austria)*	1,765	66,823
Esquire Financial Holdings, Inc.*(u)	1,700	44,319
Fifth Third Bancorp	210	6,455
Financial Institutions, Inc.(u)	6,300	202,230
FinecoBank Banca Fineco SpA (Italy)	3,403	40,787
First Banks, Inc., Series C (original cost $73,850; purchased 08/09/13)^(f)	67	50,566
Hang Seng Bank Ltd. (Hong Kong)	202	4,175
HSBC Holdings PLC (United Kingdom)	7,116	55,892
Huntington Bancshares, Inc.	424	6,394
IBERIABANK Corp.(u)	700	52,381
ING Groep NV (Netherlands)	23,018	276,588
Intesa Sanpaolo SpA (Italy)	104,688	275,632
Japan Post Bank Co. Ltd. (Japan)	50	480
JPMorgan Chase & Co.	1,002	139,679
Jyske Bank A/S (Denmark)*	1,319	48,093
KBC Group NV (Belgium)	5,680	427,885
KeyCorp	424	8,582
Lloyds Banking Group PLC (United Kingdom)	87,280	72,457
Mebuki Financial Group, Inc. (Japan)	353	902
Mediobanca Banca di Credito Finanziario SpA (Italy)	8,082	89,097
Midland States Bancorp, Inc.(u)	4,300	124,528
Mizrahi Tefahot Bank Ltd. (Israel)	28	747
Mizuho Financial Group, Inc. (Japan)	18,542	28,517
National Bank of Canada (Canada)	4,440	246,456
Nordea Bank Abp (Finland)	1,056	8,528
OFG Bancorp (Puerto Rico)(u)	15,600	368,316
Oversea-Chinese Banking Corp. Ltd. (Singapore)	1,058	8,657
People’s United Financial, Inc.	50	845
PNC Financial Services Group, Inc. (The)	52	8,301
Popular, Inc. (Puerto Rico)	10,100	593,375
QCR Holdings, Inc.(u)	2,300	100,878
Raiffeisen Bank International AG (Austria)	861	21,661

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Regions Financial Corp.	424	$7,276
Resona Holdings, Inc. (Japan)	1,008	4,395
Royal Bank of Canada (Canada)	5,086	402,438
Royal Bank of Scotland Group PLC (United Kingdom)	2,359	7,521
Seven Bank Ltd. (Japan)	403	1,321
Shizuoka Bank Ltd. (The) (Japan)	202	1,502
Simmons First National Corp. (Class A Stock)	23,200	621,528
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	541	5,090
Societe Generale SA (France)	4,508	157,110
Standard Chartered PLC (United Kingdom)	1,005	9,491
Sumitomo Mitsui Financial Group, Inc. (Japan)	403	14,847
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	50	1,977
Svenska Handelsbanken AB (Sweden) (Class A Stock)	497	5,350
Swedbank AB (Sweden) (Class A Stock)	1,649	24,531
Toronto-Dominion Bank (The) (Canada)	5,375	301,460
Truist Financial Corp.	274	15,432
U.S. Bancorp	424	25,139
UniCredit SpA (Italy)	21,478	313,918
United Overseas Bank Ltd. (Singapore)	403	7,938
Wells Fargo & Co.	1,165	62,677
Western Alliance Bancorp	11,200	638,400
Wintrust Financial Corp.(u)	1,400	99,260
Yamaguchi Financial Group, Inc. (Japan)	100	677
Zions Bancorp NA	100	5,192

		10,078,300

Beverages — 0.0%
Anheuser-Busch InBev SA/NV (Belgium)	74	6,038
Carlsberg A/S (Denmark) (Class B Stock)	2,934	437,705
Coca-Cola Co. (The)	349	19,317
Diageo PLC (United Kingdom)	238	10,112
Heineken Holding NV (Netherlands)	10	970
Heineken NV (Netherlands)	192	20,450
Keurig Dr. Pepper, Inc.	20,300	587,685
Kirin Holdings Co. Ltd. (Japan)	50	1,091
PepsiCo, Inc.	50	6,834
Pernod Ricard SA (France)	20	3,582

		1,093,784

Biotechnology — 0.1%
AbbVie, Inc.	7,650	677,331
Alexion Pharmaceuticals, Inc.*	5,100	551,565
Amgen, Inc.(u)	1,700	409,819
Biogen, Inc.*	2,400	712,152
CSL Ltd. (Australia)	29	5,615
Exelixis, Inc.*	33,400	588,508

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Gilead Sciences, Inc.	7,750	$503,595
Incyte Corp.*	7,400	646,168
Jounce Therapeutics, Inc.*(u)	25,900	226,107
Regeneron Pharmaceuticals, Inc.*	1,500	563,220
Swedish Orphan Biovitrum AB (Sweden)*	5,344	88,100
Vanda Pharmaceuticals, Inc.*	34,400	564,504
Vertex Pharmaceuticals, Inc.*	3,200	700,640

		6,237,324

Building Products — 0.1%
American Woodmark Corp.*	6,200	647,962
Builders FirstSource, Inc.*(u)	3,300	83,853
Cornerstone Building Brands, Inc.*(u)	41,800	355,718
dormakaba Holding AG (Switzerland)*	35	25,033
Geberit AG (Switzerland)	266	149,225
Resideo Technologies, Inc.*(u)	3,200	38,176
Rockwool International A/S (Denmark) (Class B Stock)	656	155,541
Universal Forest Products, Inc.	13,900	663,030

		2,118,538

Capital Markets — 0.1%
Affiliated Managers Group, Inc.	5,800	491,492
BGC Partners, Inc. (Class A Stock)(u)	15,000	89,100
Brightsphere Investment Group, Inc.(u)	3,600	36,792
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	578	33,397
CI Financial Corp. (Canada)	9,623	160,883
IGM Financial, Inc. (Canada)	1,788	51,333
LPL Financial Holdings, Inc.	7,400	682,650
Morgan Stanley	11,500	587,880
Penson Technologies LLC (Class B Stock), UTS (original cost $146,087; purchased 06/03/14)^(f)	1,248,607	12
Stifel Financial Corp.(u)	2,600	157,690

		2,291,229

Chemicals — 0.1%
CF Industries Holdings, Inc.	10,800	515,592
Covestro AG (Germany), 144A(u)	910	42,579
DuPont de Nemours, Inc.	7,200	462,240
Element Solutions, Inc.*	52,700	615,536
Evonik Industries AG (Germany)	3,610	111,070
Huntsman Corp.(u)	10,600	256,096
Koppers Holdings, Inc.*	17,400	665,028
PolyOne Corp.	17,700	651,183
PQ Group Holdings, Inc.*(u)	9,100	156,338
Solvay SA (Belgium)	1,752	203,539

		3,679,201

Commercial Services & Supplies — 0.4%
Befesa SA (Spain), 144A	855	36,568
Bilfinger SE (Germany)	3,738	145,575
Cleanaway Waste Management Ltd. (Australia)	2,903,602	4,117,092
Deluxe Corp.(u)	5,100	254,592
Derichebourg SA (France)	12,943	53,085

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies (continued)
Fiera Milano SpA (Italy)	4,375	$26,938
ISS A/S (Denmark)	4,079	97,864
Knoll, Inc.	23,900	603,714
Mobile Mini, Inc.(u)	2,800	106,148
Securitas AB (Sweden) (Class B Stock)(u)	10,452	180,220
SP Plus Corp.*(u)	1,600	67,888
Steelcase, Inc. (Class A Stock)	31,800	650,628
UniFirst Corp.	2,700	545,346
Waste Connections, Inc.	64,754	5,879,016
Waste Management, Inc.	51,813	5,904,609

		18,669,283

Communications Equipment — 0.0%
Acacia Communications, Inc.*	9,900	671,319
Comtech Telecommunications Corp.(u)	2,700	95,823
Extreme Networks, Inc.*(u)	23,900	176,143

		943,285

Construction & Engineering — 0.7%
Cie d’Entreprises CFE (Belgium)	198	21,668
Comfort Systems USA, Inc.(u)	6,000	299,100
Eiffage SA (France)	79,710	9,123,210
EMCOR Group, Inc.	7,800	673,140
Ferrovial SA (Spain)	347,395	10,523,205
HOCHTIEF AG (Germany)	1,655	213,173
Skanska AB (Sweden) (Class B Stock)	3,469	78,335
Vinci SA (France)	103,966	11,571,535

		32,503,366

Construction Materials — 0.0%
HeidelbergCement AG (Germany)	6,102	447,666
Martin Marietta Materials, Inc.	2,200	615,208
Vulcan Materials Co.	3,400	489,566

		1,552,440

Consumer Finance — 0.0%
Navient Corp.	37,200	508,896
Nelnet, Inc. (Class A Stock)(u)	3,500	203,840
OneMain Holdings, Inc.(u)	8,600	362,490

		1,075,226

Containers & Packaging — 0.0%
Greif, Inc. (Class A Stock)(u)	9,700	428,740

Distributors — 0.0%
D’ieteren SA/NV (Belgium)	552	38,681
LKQ Corp.*	19,700	703,290

		741,971

Diversified Consumer Services — 0.0%
Carriage Services, Inc.	20,700	529,920
frontdoor, Inc.*	12,200	578,524
Select Interior Concepts, Inc. (Class A Stock)*(u)	8,800	79,112

		1,187,556

Diversified Financial Services — 0.0%
Cannae Holdings, Inc.*	14,000	520,660

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Diversified Financial Services (continued)
G-Resources Group Ltd. (Hong Kong)*	156,000	$1,159
Jefferies Financial Group, Inc.	28,000	598,360
Onex Corp. (Canada)	557	35,246

		1,155,425

Diversified Telecommunication Services — 0.3%
AT&T, Inc.(u)	12,547	490,337
BCE, Inc. (Canada)	907	42,020
BT Group PLC (United Kingdom)	2,565	6,540
Cellnex Telecom SA (Spain), 144A	234,184	10,116,815
CenturyLink, Inc.(u)	23,450	309,775
Deutsche Telekom AG (Germany)	46,154	753,964
Elisa OYJ (Finland)	42	2,317
HKT Trust & HKT Ltd. (Hong Kong)	499	704
Iliad SA (France)	8	1,044
Koninklijke KPN NV (Netherlands)	1,025	3,026
Nippon Telegraph & Telephone Corp. (Japan)	500	12,694
Orange SA (France)	606	8,916
Proximus SADP (Belgium)(u)	11,058	316,218
Singapore Telecommunications Ltd. (Singapore)	2,446	6,127
Spark New Zealand Ltd. (New Zealand)	526	1,535
Swisscom AG (Switzerland)	544	287,991
Telecom Italia SpA (Italy)*	3,472	2,171
Telecom Italia SpA (Italy), RSP	1,598	981
Telefonica SA (Spain)	1,423	9,950
Telenor ASA (Norway)	223	3,995
Telia Co. AB (Sweden)	31,585	135,793
Telstra Corp. Ltd. (Australia)	1,264	3,140
United Internet AG (Germany)	34	1,124
Verizon Communications, Inc.(u)	8,048	494,147

		13,011,324

Electric Utilities — 1.8%
Alliant Energy Corp.	77,951	4,265,479
American Electric Power Co., Inc.	89,227	8,432,844
Chubu Electric Power Co., Inc. (Japan)	50	707
Chugoku Electric Power Co., Inc. (The) (Japan)	50	657
CLP Holdings Ltd. (Hong Kong)	499	5,240
Duke Energy Corp.	50	4,560
Edison International	112,293	8,468,015
EDP - Energias de Portugal SA (Portugal)	630	2,730
Electricite de France SA (France)	149	1,661
Emera, Inc. (Canada)	3,281	140,963
Endesa SA (Spain)	79	2,111
Enel SpA (Italy)(u)	1,240,415	9,851,240
Exelon Corp.	74,125	3,379,359
FirstEnergy Corp.	204,446	9,936,076
Fortis, Inc. (Canada)	2,090	86,719
Fortum OYJ (Finland)	10,049	248,018
Hydro One Ltd. (Canada), 144A	6,784	131,025
Iberdrola SA (Spain)	704,225	7,271,869
Kansai Electric Power Co., Inc. (The) (Japan)	50	580

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
Kyushu Electric Power Co., Inc. (Japan)	100	$866
Neoenergia SA (Brazil)	865,439	5,352,654
NextEra Energy, Inc.	59,010	14,289,862
Orsted A/S (Denmark), 144A	64,434	6,670,699
Power Assets Holdings Ltd. (Hong Kong)	500	3,659
PPL Corp.	50	1,794
Red Electrica Corp. SA (Spain)	106	2,135
Southern Co. (The)	250	15,925
SSE PLC (United Kingdom)	182,813	3,489,093
Terna Rete Elettrica Nazionale SpA (Italy)	47,483	317,205
Tohoku Electric Power Co., Inc. (Japan)	50	495
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	349	1,489
Xcel Energy, Inc.	50	3,174

		82,378,903

Electrical Equipment — 0.0%
Atkore International Group, Inc.*	13,700	554,302
Hubbell, Inc.	3,100	458,242
Signify NV (Netherlands), 144A	8,942	279,690
Vestas Wind Systems A/S (Denmark)	1,639	165,257

		1,457,491

Electronic Equipment, Instruments & Components — 0.1%
CDW Corp.	6,000	857,040
Itron, Inc.*	8,600	721,970
Jabil, Inc.	15,700	648,881
Keysight Technologies, Inc.*(u)	3,700	379,731
PC Connection, Inc.(u)	7,400	367,484
ScanSource, Inc.*(u)	4,900	181,055
SYNNEX Corp.	5,100	656,880
Tech Data Corp.*(u)	1,700	244,120
Venture Corp. Ltd. (Singapore)	6,900	83,441

		4,140,602

Energy Equipment & Services — 0.0%
Matrix Service Co.*	23,800	544,544

Entertainment — 0.0%
Lions Gate Entertainment Corp. (Class B Stock)*	61,700	612,681
Marcus Corp. (The)(u)	1,000	31,770
Take-Two Interactive Software, Inc.*(u)	1,600	195,888

		840,339

Equity Real Estate Investment Trusts (REITs) — 0.4%
American Assets Trust, Inc.(u)	4,400	201,960
American Tower Corp.	24,218	5,565,781
Apple Hospitality REIT, Inc.	32,900	534,625
Braemar Hotels & Resorts, Inc.(u)	12,600	112,518
Columbia Property Trust, Inc.	27,600	577,116
CoreCivic, Inc.(u)	25,800	448,404
Crown Castle International Corp.	19,636	2,791,257
EPR Properties	8,100	572,184
Equinix, Inc.	11,800	6,887,660

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Franklin Street Properties Corp.(u)	16,800	$143,808
Kite Realty Group Trust	24,500	478,485
Outfront Media, Inc.(u)	4,500	120,690
Paramount Group, Inc.(u)	14,400	200,448
Retail Properties of America, Inc. (Class A Stock)(u)	12,800	171,520
Ryman Hospitality Properties, Inc.	5,600	485,296
Sunstone Hotel Investors, Inc.(u)	5,700	79,344
Xenia Hotels & Resorts, Inc.(u)	8,500	183,685

		19,554,781

Food & Staples Retailing — 0.0%
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	9,756	309,611
Axfood AB (Sweden)	3,316	73,814
Carrefour SA (France)	50	838
Coles Group Ltd. (Australia)	96	1,000
Colruyt SA (Belgium)	2,602	135,749
ICA Gruppen AB (Sweden)	2,807	130,867
Kesko OYJ (Finland) (Class B Stock)	2,050	145,832
Koninklijke Ahold Delhaize NV (Netherlands)	34,250	856,117
Kroger Co. (The)	50	1,449
METRO AG (Germany)	4,989	79,857
Seven & i Holdings Co. Ltd. (Japan)	100	3,668
Tesco PLC (United Kingdom)	949	3,211
Walgreens Boots Alliance, Inc.	50	2,948
Walmart, Inc.	150	17,826
Woolworths Group Ltd. (Australia)	128	3,250

		1,766,037

Food Products — 0.1%
Associated British Foods PLC (United Kingdom)	29	1,002
Bunge Ltd.	10,100	581,255
Campbell Soup Co.(u)	700	34,594
Danone SA (France)	60	4,982
Kerry Group PLC (Ireland) (Class A Stock)	14	1,746
Leroy Seafood Group ASA (Norway)	17,042	113,264
Mondelez International, Inc. (Class A Stock)	100	5,508
Mowi ASA (Norway)	18,033	468,152
Nestle SA (Switzerland)	1,653	178,943
Pilgrim’s Pride Corp.*	19,300	631,400
Salmar ASA (Norway)	3,328	170,359
Tyson Foods, Inc. (Class A Stock)	6,900	628,176
Wilmar International Ltd. (Singapore)	26,600	81,548

		2,900,929

Gas Utilities — 0.1%
APA Group (Australia)	551,767	4,308,114
Hong Kong & China Gas Co. Ltd. (Hong Kong)	2,846	5,564
Italgas SpA (Italy)	26,733	163,424
Naturgy Energy Group SA (Spain)	86	2,168
Osaka Gas Co. Ltd. (Japan)	150	2,871
Snam SpA (Italy)	42,301	222,579

COMMON STOCKS (continued)	Shares	Value
Gas Utilities (continued)
Tokyo Gas Co. Ltd. (Japan)	50	$1,214
UGI Corp.	12,800	578,048

		5,283,982

Health Care Equipment & Supplies — 0.1%
Abbott Laboratories	50	4,343
Alcon, Inc. (Switzerland)*	25	1,414
AngioDynamics, Inc.*	31,800	509,118
Boston Scientific Corp.*	150	6,783
DENTSPLY SIRONA, Inc.(u)	6,800	384,812
Edwards Lifesciences Corp.*	2,300	536,567
Getinge AB (Sweden) (Class B Stock)	7,401	137,414
GN Store Nord A/S (Denmark)	4,692	220,701
Hill-Rom Holdings, Inc.(u)	3,800	431,414
Hologic, Inc.*	9,300	485,553
IDEXX Laboratories, Inc.*(u)	300	78,339
Integer Holdings Corp.*(u)	4,400	353,892
Integra LifeSciences Holdings Corp.*(u)	5,500	320,540
Koninklijke Philips NV (Netherlands)	60	2,934
Masimo Corp.*	4,700	742,882
Medtronic PLC	150	17,018
Natus Medical, Inc.*(u)	7,300	240,827
Siemens Healthineers AG (Germany), 144A	641	30,832
Smith & Nephew PLC (United Kingdom)	49	1,193
Sonova Holding AG (Switzerland)	460	105,259
STERIS PLC	2,400	365,808
Stryker Corp.(u)	2,000	419,880
West Pharmaceutical Services, Inc.	4,100	616,353
Zimmer Biomet Holdings, Inc.	4,200	628,656

		6,642,532

Health Care Providers & Services — 0.1%
AmerisourceBergen Corp.	5,900	501,618
Anthem, Inc.	1,900	573,857
Cigna Corp.(u)	2,100	429,429
CVS Health Corp.	8,550	635,179
DaVita, Inc.*	7,700	577,731
Fresenius Medical Care AG & Co. KGaA (Germany)	12	891
Fresenius SE & Co. KGaA (Germany)	25	1,411

		2,720,116

Health Care Technology — 0.0%
Allscripts Healthcare Solutions, Inc.*(u)	12,800	125,632
Cerner Corp.	7,000	513,730
Omnicell, Inc.*(u)	4,200	343,224
Simulations Plus, Inc.	15,000	436,050

		1,418,636

Hotels, Restaurants & Leisure — 0.1%
Autogrill SpA (Italy)	4,912	51,860
Basic-Fit NV (Netherlands), 144A*	1,446	55,029
Biglari Holdings, Inc. (Class B Stock)*(u)	400	45,768
Brinker International, Inc.(u)	5,900	247,800

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Century Casinos, Inc.*(u)	9,200	$72,864
Elior Group SA (France), 144A	9,430	138,697
Extended Stay America, Inc., UTS(u)	23,200	344,752
Genting Singapore Ltd. (Singapore)	93,900	64,263
Golden Entertainment, Inc.*(u)	5,700	109,554
NH Hotel Group SA (Spain)	2,628	13,834
OPAP SA (Greece)	8,826	114,629
RCI Hospitality Holdings, Inc.(u)	11,900	243,950
Starbucks Corp.	5,800	509,936

		2,012,936

Household Durables — 0.1%
Cavco Industries, Inc.*(u)	2,100	410,298
Kaufman & Broad SA (France)	886	36,815
M/I Homes, Inc.*	15,700	617,795
Meritage Homes Corp.*(u)	6,800	415,548
Tempur Sealy International, Inc.*(u)	1,000	87,060
TomTom NV (Netherlands)*	7,117	75,229
TopBuild Corp.*	4,700	484,476
Whirlpool Corp.	3,600	531,108

		2,658,329

Household Products — 0.0%
Colgate-Palmolive Co.	100	6,884
Essity AB (Sweden) (Class B Stock)	10,062	323,466
Henkel AG & Co. KGaA (Germany)	8	756
Procter & Gamble Co. (The)	250	31,225
Reckitt Benckiser Group PLC (United Kingdom)	65	5,278

		367,609

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp.(u)	20,900	415,910
Atlantic Power Corp.*(u)	25,500	59,415
NRG Energy, Inc.	14,700	584,325
NTPC Ltd. (India)	793,051	1,324,435
Uniper SE (Germany)	45	1,490
Vistra Energy Corp.	24,050	552,910

		2,938,485

Industrial Conglomerates — 0.0%
General Electric Co.	64,800	723,168
Indus Holding AG (Germany)	591	25,851
Mytilineos SA (Greece)	4,034	44,347
Rheinmetall AG (Germany)	2,028	233,535

		1,026,901

Insurance — 0.2%
Aegon NV (Netherlands)	16,080	73,490
Ageas (Belgium)	8,083	478,182
Allianz SE (Germany)(u)	2,975	729,133
American Equity Investment Life Holding Co.	24,400	730,292
American Financial Group, Inc.(u)	1,800	197,370
American International Group, Inc.	10,700	549,231
ASR Nederland NV (Netherlands)	4,456	167,176
Assicurazioni Generali SpA (Italy)(u)	50,865	1,050,090

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Fairfax Financial Holdings Ltd. (Canada)	50	$23,478
Genworth Financial, Inc. (Class A Stock)*(u)	9,800	43,120
Gjensidige Forsikring ASA (Norway)	1,009	21,153
Hannover Rueck SE (Germany)	1,779	344,244
Helvetia Holding AG (Switzerland)	501	70,863
iA Financial Corp., Inc. (Canada)	2,368	130,075
Intact Financial Corp. (Canada)	759	82,075
Manulife Financial Corp. (Canada)	21,618	438,836
MetLife, Inc.	10,400	530,088
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	2,298	677,893
NN Group NV (Netherlands)	18,328	695,823
Poste Italiane SpA (Italy), 144A(u)	43,284	490,767
Power Financial Corp. (Canada)	3,104	83,519
Sampo OYJ (Finland) (Class A Stock)	1,922	83,918
Sun Life Financial, Inc. (Canada)	1,698	77,424
Swiss Life Holding AG (Switzerland)	1,129	567,002
Talanx AG (Germany)	340	16,820
Unipol Gruppo SpA (Italy)	7,111	40,728
UnipolSai Assicurazioni SpA (Italy)	20,967	60,850
Zurich Insurance Group AG (Switzerland)(u)	893	366,317

		8,819,957

Interactive Media & Services — 0.0%
Cars.com, Inc.*(u)	19,000	232,180
Facebook, Inc. (Class A Stock)*(u)	400	82,100
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	81,600	599,760
TripAdvisor, Inc.	19,800	601,524

		1,515,564

Internet & Direct Marketing Retail — 0.0%
1-800-Flowers.com, Inc. (Class A Stock)*	37,900	549,550
Booking Holdings, Inc.*(u)	200	410,746
Qurate Retail, Inc., Series A*(u)	20,600	173,658
Takeaway.com NV (Netherlands), 144A*	2,072	191,518
Zalando SE (Germany), 144A*	8,770	444,751

		1,770,223

IT Services — 0.1%
Alten SA (France)	1,458	184,104
Altran Technologies SA (France)	11,219	178,120
Bechtle AG (Germany)	1,904	268,027
Booz Allen Hamilton Holding Corp.	7,700	547,701
CACI International, Inc. (Class A Stock)*	2,500	624,975
CANCOM SE (Germany)	2,628	156,095
CGI, Inc. (Canada)*	3,897	326,123
Econocom Group SA/NV (Belgium)	8,943	24,474
FleetCor Technologies, Inc.*(u)	1,500	431,580
InterXion Holding NV (Netherlands)*	3,000	251,430
Leidos Holdings, Inc.	7,200	704,808

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Perspecta, Inc.	22,400	$592,256
TTEC Holdings, Inc.(u)	5,300	209,986
Virtusa Corp.*	12,700	575,691
Worldline SA (France), 144A*	4,168	295,475

		5,370,845

Leisure Products — 0.0%
Accell Group NV (Netherlands)	613	17,741
BRP, Inc.	5,427	247,246

		264,987

Life Sciences Tools & Services — 0.1%
Avantor, Inc.*(u)	19,600	355,740
Charles River Laboratories International, Inc.*	4,500	687,420
IQVIA Holdings, Inc.*	3,800	587,138
Lonza Group AG (Switzerland)*	3	1,095
PRA Health Sciences, Inc.*	4,700	522,405

		2,153,798

Machinery — 0.1%
Allison Transmission Holdings, Inc.	12,700	613,664
Aumann AG (Germany), 144A	1,437	25,206
Commercial Vehicle Group, Inc.*(u)	5,400	34,290
Gates Industrial Corp. PLC*	61,700	848,992
Georg Fischer AG (Switzerland)	76	77,319
Kone OYJ (Finland) (Class B Stock)	1,282	83,756
Mueller Industries, Inc.	17,900	568,325
Oshkosh Corp.	7,800	738,270
Park-Ohio Holdings Corp.(u)	3,700	124,505
Sandvik AB (Sweden)	1,375	26,779
SKF AB (Sweden) (Class B Stock)	4,812	97,218
SPX Corp.*(u)	8,400	427,392
Timken Co. (The)	12,200	686,982
Volvo AB (Sweden) (Class B Stock)	15,970	267,239
Wabash National Corp.	41,200	605,228
Wacker Neuson SE (Germany)	1,983	37,970
Washtec AG (Germany)	192	11,566
Yangzijiang Shipbuilding Holdings Ltd. (China)	247,100	206,616

		5,481,317

Media — 0.0%
Discovery, Inc. (Class C Stock)*	18,700	570,163
Mediaset SpA (Italy)*	13,526	40,356
ProSiebenSat.1 Media SE (Germany)	12,427	195,107
Quebecor, Inc. (Canada) (Class B Stock)	8,031	204,957
Shaw Communications, Inc. (Canada) (Class B Stock)	992	20,130
ViacomCBS, Inc. (Class B Stock)(u)	6,797	285,270
WideOpenWest, Inc.*(u)	37,300	276,766

		1,592,749

Metals & Mining — 0.1%
Agnico Eagle Mines Ltd. (Canada)	1,425	87,794
Alacer Gold Corp.*	1,803	9,580

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Alamos Gold, Inc. (Canada) (Class A Stock)	2,373	$14,285
AngloGold Ashanti Ltd. (South Africa), ADR	2,500	55,850
Aurubis AG (Germany)	1,146	70,716
B2Gold Corp. (Canada)	6,049	24,256
Barrick Gold Corp. (Canada)	10,547	196,069
Boliden AB (Sweden)(u)	7,575	201,260
Centerra Gold, Inc. (Canada)*	1,713	13,627
Cia de Minas Buenaventura SAA (Peru), ADR	1,623	24,507
Coeur Mining, Inc.*	1,447	11,692
Detour Gold Corp. (Canada)*	1,044	20,212
Eldorado Gold Corp. (Canada)*	938	7,534
Evolution Mining Ltd. (Australia)	10,882	28,776
First Majestic Silver Corp. (Canada)*	1,199	14,700
Franco-Nevada Corp. (Canada)	1,126	116,316
Gold Fields Ltd. (South Africa), ADR	5,006	33,040
Harmony Gold Mining Co. Ltd. (South Africa), ADR*	3,216	11,674
Hecla Mining Co.	2,841	9,631
IAMGOLD Corp. (Canada)*	2,824	10,534
Kinross Gold Corp. (Canada), (XLON)*	7,512	35,607
Kinross Gold Corp. (Canada), (XTSE)*	8,605	40,820
New Gold, Inc. (Canada)*	4,049	3,563
Newcrest Mining Ltd. (Australia)	4,597	97,270
Newmont Goldcorp Corp.	4,821	209,472
Northern Star Resources Ltd. (Australia)	1,277	10,068
OceanaGold Corp. (Australia)	3,641	7,127
Osisko Gold Royalties Ltd. (Canada)	935	9,087
Pan American Silver Corp. (Canada)	1,208	28,618
Royal Gold, Inc.	393	48,044
Salzgitter AG (Germany)	4,807	107,300
SEMAFO, Inc. (Canada)*	1,991	4,140
Sibanye Gold Ltd. (South Africa), ADR*	3,964	39,363
SSAB AB (Sweden) (Class A Stock)	29,886	104,832
Steel Dynamics, Inc.	16,300	554,852
Teck Resources Ltd. (Canada) (Class B Stock)	9,689	168,031
Wheaton Precious Metals Corp. (Canada)	2,669	79,403
Yamana Gold, Inc. (Brazil)	5,681	22,440
Zhaojin Mining Industry Co. Ltd. (China) (Class H Stock)	18,500	20,364
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	182,985	93,391

		2,645,845

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Colony Credit Real Estate, Inc.(u)	12,400	163,184
Invesco Mortgage Capital, Inc.(u)	16,000	266,400
Ladder Capital Corp.(u)	5,475	98,769
Western Asset Mortgage Capital Corp.(u)	14,100	145,653

		674,006

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Multiline Retail — 0.0%
Big Lots, Inc.(u)	6,900	$198,168
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	737	79,316

		277,484

Multi-Utilities — 0.6%
A2A SpA (Italy)(u)	150,370	282,244
AGL Energy Ltd. (Australia)	162	2,332
Atco Ltd. (Canada) (Class I Stock)	3,205	122,839
CenterPoint Energy, Inc.	50	1,364
Centrica PLC (United Kingdom)	1,309	1,549
CMS Energy Corp.	100	6,284
Consolidated Edison, Inc.	100	9,047
Dominion Energy, Inc.	53,077	4,395,837
E.ON SE (Germany)	28,664	306,548
Engie SA (France)	450	7,275
Hera SpA (Italy)	51,788	226,970
Innogy SE (Germany), 144A	31	1,553
MDU Resources Group, Inc.	20,000	594,200
National Grid PLC (United Kingdom)	291,082	3,651,004
NiSource, Inc.	50	1,392
Public Service Enterprise Group, Inc.	100	5,905
RWE AG (Germany)	371,695	11,451,782
Sempra Energy	53,744	8,141,141
Suez (France)	80	1,212
Veolia Environnement SA (France)	132	3,515
WEC Energy Group, Inc.	100	9,223

		29,223,216

Oil, Gas & Consumable Fuels — 0.9%
Ardmore Shipping Corp. (Ireland)*	44,400	401,820
Canadian Natural Resources Ltd. (Canada)	3,291	106,443
Cheniere Energy, Inc.*	92,108	5,625,036
Enbridge, Inc. (Canada)	117,730	4,680,913
Encana Corp. (Canada)	76,843	359,790
Eni SpA (Italy)(u)	28,650	444,698
Equinor ASA (Norway)	10,426	208,178
HollyFrontier Corp.(u)	3,000	152,130
Husky Energy, Inc. (Canada)	10,075	80,845
Kinder Morgan, Inc.	218,922	4,634,579
Montage Resources Corp.*	5,651	44,869
Neste OYJ (Finland)(u)	10,624	369,899
Nordic American Tankers Ltd.	39,000	191,880
ONEOK, Inc.(a)	82,905	6,273,421
Pembina Pipeline Corp. (Canada)(a)	137,647	5,101,198
Quicksilver Resources Inc.*^	1,572	15,618
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	24,949	162,734
Targa Resources Corp.	65,412	2,670,772
TC Energy Corp. (Canada)	56,490	3,008,624
Tourmaline Oil Corp. (Canada)	18,970	222,343
Williams Cos., Inc. (The)	299,902	7,113,676
World Fuel Services Corp.	16,500	716,430

		42,585,896

Paper & Forest Products — 0.0%
Ence Energia y Celulosa SA (Spain)	16,621	68,597

COMMON STOCKS (continued)	Shares	Value
Paper & Forest Products (continued)
Holmen AB (Sweden) (Class B Stock)	702	$21,383
Navigator Co. SA (The) (Portugal)	17,850	71,973
Semapa-Sociedade de Investimento e Gestao (Portugal)	927	14,292

		176,245

Personal Products — 0.0%
Beiersdorf AG (Germany)	776	92,930
Coty, Inc. (Class A Stock)	50,600	569,250
L’Oreal SA (France)	24	7,113
Nu Skin Enterprises, Inc. (Class A Stock)(u)	1,100	45,078
Unilever NV (United Kingdom)	6,367	366,649
Unilever PLC (United Kingdom)	110	6,364

		1,087,384

Pharmaceuticals — 0.1%
Astellas Pharma, Inc. (Japan)	50	854
AstraZeneca PLC (United Kingdom)	80	8,073
Bausch Health Cos., Inc.*	3,935	117,788
Bayer AG (Germany)	1,907	155,677
Bristol-Myers Squibb Co.	9,950	638,690
Cronos Group, Inc. (Canada)*	5,764	44,255
GlaxoSmithKline PLC (United Kingdom)	313	7,383
H. Lundbeck A/S (Denmark)	3,175	121,252
Horizon Therapeutics PLC*	21,100	763,820
Jazz Pharmaceuticals PLC*	2,700	403,056
Johnson & Johnson	150	21,880
Merck & Co., Inc.	50	4,547
Merck KGaA (Germany)	201	23,818
Novartis AG (Switzerland)(u)	5,126	486,229
Novo Nordisk A/S (Denmark) (Class B Stock)	2,949	171,231
Orion OYJ (Finland) (Class B Stock)	666	30,803
Pfizer, Inc.	349	13,674
Roche Holding AG (Switzerland)(u)	3,153	1,023,151
Sanofi (France)	71	7,145
Takeda Pharmaceutical Co. Ltd. (Japan)	50	1,980
UCB SA (Belgium)	1,939	154,219

		4,199,525

Professional Services — 0.1%
Adecco Group AG (Switzerland)	5,755	363,741
Akka Technologies (France)	564	41,496
Amadeus Fire AG (Germany)	154	25,559
Barrett Business Services, Inc.	6,500	587,990
DKSH Holding AG (Switzerland)	363	19,783
Kforce, Inc.	13,900	551,830
Korn Ferry(u)	9,800	415,520
Randstad NV (Netherlands)	5,806	356,046
SGS SA (Switzerland)	13	35,627
Thomson Reuters Corp. (Canada)	204	14,593
Wolters Kluwer NV (Netherlands)	5,092	371,723

		2,783,908

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development — 0.1%
Jones Lang LaSalle, Inc.	3,900	$678,951
Mitsubishi Estate Co. Ltd. (Japan)	33,400	638,048
Mitsui Fudosan Co. Ltd. (Japan)	29,600	723,997
Newmark Group, Inc. (Class A Stock)	60,663	816,221
Nomura Real Estate Holdings, Inc. (Japan)	5,500	131,739
Sumitomo Realty & Development Co. Ltd. (Japan)	16,100	562,794
Tokyo Tatemono Co. Ltd. (Japan)	13,800	215,611
Tokyu Fudosan Holdings Corp. (Japan)	29,500	203,512

		3,970,873

Road & Rail — 0.5%
ALD SA (France), 144A	2,692	42,014
ComfortDelGro Corp. Ltd. (Singapore)	62,700	111,046
Norfolk Southern Corp.	32,412	6,292,142
Rumo SA (Brazil)*	967,931	6,280,110
Sixt SE (Germany)	1,178	119,029
Union Pacific Corp.	46,951	8,488,271

		21,332,612

Semiconductors & Semiconductor Equipment — 0.1%
Amkor Technology, Inc.*	41,700	542,100
ams AG (Austria)*	5,594	227,236
Applied Materials, Inc.	9,200	561,568
ASM International NV (Netherlands)	3,294	371,541
Cabot Microelectronics Corp.	4,300	620,576
Dialog Semiconductor PLC (United Kingdom)*	5,772	293,284
FormFactor, Inc.*(u)	3,000	77,910
NeoPhotonics Corp.*	63,800	562,716
QUALCOMM, Inc.(u)	2,500	220,575
SMART Global Holdings, Inc.*	5,200	197,288
Ultra Clean Holdings, Inc.*(u)	18,200	427,154
Universal Display Corp.	2,800	576,996

		4,678,944

Software — 0.3%
Adobe, Inc.*	2,000	659,620
Cadence Design Systems, Inc.*(u)	5,900	409,224
CDK Global, Inc.	10,500	574,140
Cerence, Inc.*(u)	4,425	100,138
Cision Ltd.*	48,300	481,551
CommVault Systems, Inc.*	12,200	544,608
Fortinet, Inc.*	7,200	768,672
Intuit, Inc.	2,100	550,053
j2 Global, Inc.(u)	4,300	402,953
LogMeIn, Inc.	8,300	711,642
Manhattan Associates, Inc.*	8,900	709,775
Microsoft Corp.	3,800	599,260
Nuance Communications, Inc.*	35,400	631,182
Open Text Corp. (Canada)	2,099	92,491
Oracle Corp.	9,800	519,204
Paycom Software, Inc.*	2,200	582,472
Progress Software Corp.	11,600	481,980
Software AG (Germany)	3,477	121,383
SPS Commerce, Inc.*	10,000	554,200
SS&C Technologies Holdings, Inc.	11,000	675,400

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Synopsys, Inc.*	5,400	$751,680
TiVo Corp.	75,500	640,240

		11,561,868

Specialty Retail — 0.1%
Asbury Automotive Group, Inc.*	6,200	693,098
AutoNation, Inc.*(u)	3,400	165,342
Conn’s, Inc.*(u)	25,800	319,662
Fnac Darty SA (France)*	1,546	91,888
Hennes & Mauritz AB (Sweden) (Class B Stock)	3,198	65,085
Hornbach Holding AG & Co. KGaA (Germany)	338	24,483
Sally Beauty Holdings, Inc.*	33,200	605,900
Sonic Automotive, Inc. (Class A Stock)	20,100	623,100

		2,588,558

Technology Hardware, Storage & Peripherals — 0.0%
Apple, Inc.	2,800	822,220
Dell Technologies, Inc. (Class C Stock)*(u)	6,116	314,301
Xerox Holdings Corp.	14,700	541,989

		1,678,510

Textiles, Apparel & Luxury Goods — 0.0%
adidas AG (Germany)	397	129,668
Capri Holdings Ltd.*	15,100	576,065
Geox SpA (Italy)	16,149	21,473
Hugo Boss AG (Germany)	1,815	88,428
Pandora A/S (Denmark)	3,891	169,451
PVH Corp.(u)	2,800	294,420
Swatch Group AG (The) (Switzerland), (XEQT)	106	29,621

		1,309,126

Thrifts & Mortgage Finance — 0.0%
Federal Agricultural Mortgage Corp. (Class C Stock)(u)	3,400	283,900
Merchants Bancorp(u)	4,500	88,695

		372,595

Tobacco — 0.0%
Altria Group, Inc.(u)	2,100	104,811
British American Tobacco PLC (United Kingdom)	221	9,471
Imperial Brands PLC (United Kingdom)	92	2,291
Japan Tobacco, Inc. (Japan)	100	2,229
Philip Morris International, Inc.	50	4,255

		123,057

Trading Companies & Distributors — 0.1%
BMC Stock Holdings, Inc.*	25,500	731,595
Brenntag AG (Germany)	1,802	98,647
GMS, Inc.*	19,700	533,476
Herc Holdings, Inc.*	13,800	675,372
Jacquet Metal Service SA (France)	893	15,456

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors (continued)
WESCO International, Inc.*	8,500	$504,815

		2,559,361

Transportation Infrastructure — 0.6%
Aena SME SA (Spain), 144A	3,677	704,771
Aeroports de Paris (France)	1,681	332,190
Atlantia SpA (Italy)	181,535	4,233,884
Atlas Arteria Ltd. (Australia)	842,898	4,641,077
Enav SpA (Italy), 144A	907,973	5,423,392
Flughafen Zurich AG (Switzerland)	534	96,609
Fraport AG Frankfurt Airport Services Worldwide (Germany)	3,129	267,411
Getlink SE (France)	196,138	3,409,732
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	231,534	2,752,202
Hamburger Hafen und Logistik AG (Germany)	1,518	42,014
Societa Iniziative Autostradali e Servizi SpA (Italy)	2,916	48,846
Transurban Group (Australia)	602,361	6,311,165

		28,263,293

Water Utilities — 0.3%
Aqua America, Inc.	184,633	8,666,673
Guangdong Investment Ltd. (China)	1,231,929	2,580,765
Severn Trent PLC (United Kingdom)	55	1,832
SJW Group	6,900	490,314
United Utilities Group PLC (United Kingdom)	158	1,976

		11,741,560

Wireless Telecommunication Services — 0.0%
Freenet AG (Germany)	3,758	86,112
KDDI Corp. (Japan)	499	14,894
Millicom International Cellular SA (Colombia), SDR	18	863
NTT DOCOMO, Inc. (Japan)	349	9,721
Rogers Communications, Inc. (Canada) (Class B Stock)	2,800	139,035
Softbank Corp. (Japan)	499	6,684
SoftBank Group Corp. (Japan)	549	23,772
Sprint Corp.*	300	1,563
Tele2 AB (Sweden) (Class B Stock)	151	2,188
T-Mobile US, Inc.*	50	3,921
United States Cellular Corp.*	16,200	586,926
Vodafone Group PLC (United Kingdom)	8,126	15,844

		891,523

TOTAL COMMON STOCKS (cost $375,971,750)		444,171,124

EXCHANGE-TRADED FUNDS — 2.6%
iShares Currency Hedged MSCI Japan ETF (Japan)(a)	290,000	9,561,300
iShares iBoxx High Yield Corporate Bond ETF(a)	117,800	10,359,332

EXCHANGE-TRADED FUNDS (continued)		Shares	Value
iShares JP Morgan USD Emerging Markets Bond ETF(a)		35,400	$4,055,424
iShares MSCI Brazil ETF(a)		250,000	11,862,500
iShares MSCI Emerging Markets ETF(a)		84,200	3,778,054
iShares MSCI India ETF(a)		215,000	7,557,250
iShares MSCI Sweden ETF		80,000	2,632,000
iShares TIPS Bond ETF		314,600	36,672,922
iShares U.S. Real Estate ETF(a)		116,500	10,843,820
SPDR Dow Jones REIT ETF		61,000	6,223,220
SPDR Portfolio Short Term Corporate Bond ETF(a)		300,000	9,252,000
Vanguard Global ex-U.S. Real Estate ETF(a)		127,700	7,545,793
Vanguard Total International Bond ETF		13,200	746,856

TOTAL EXCHANGE-TRADED FUNDS (cost $113,500,256)			121,090,471

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Volkswagen AG (Germany) (PRFC)(u)		1,332	264,404

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)		2,585	268,418

Machinery — 0.0%
Jungheinrich AG (Germany) (PRFC)		2,109	51,029

TOTAL PREFERRED STOCKS (cost $558,105)			583,851

		Units

RIGHTS* — 0.0%
Biotechnology
Ambit Biosciences Corp. CVR, (original cost $0; purchased 11/12/14), expiring 12/31/49^(f)		11,080	5,214

(cost $0)

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 0.7%
Automobiles — 0.1%
Ford Credit Floorplan Master Owner Trust,
Series 2018-04, Class A
4.060%	11/15/30	280	304,647
Hertz Vehicle Financing LP,
Series 2015-01A, Class B, 144A
3.520%	03/25/21	400	400,723
Oscar US Funding LLC (Japan),
Series 2019-02A, Class A2, 144A
2.490%	08/10/22	1,600	1,603,377
Toyota Auto Loan Extended Note Trust,
Series 2019-01A, Class A, 144A
2.560%	11/25/31	500	507,441

			2,816,188

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligation — 0.0%
Community Funding CLO (Cayman Islands),
Series 2015-01A, Class A, 144A
5.750%	11/01/27	325	$325,953

Consumer Loans — 0.0%
Marlette Funding Trust,
Series 2019-03A, Class A, 144A
2.690%	09/17/29	75	75,290
SpringCastle Funding Asset-Backed Notes,
Series 2019-AA, Class A, 144A
3.200%	05/27/36	761	763,061

			838,351

Home Equity Loans — 0.3%
ABFC Trust,
Series 2005-WF01, Class M2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.400%)
2.392%(c)	10/25/34	65	63,715
ACE Securities Corp. Home Equity Loan Trust,
Series 2003-OP01, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)
2.842%(c)	12/25/33	963	960,030
Argent Securities Trust,
Series 2006-W01, Class A2D, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.300%)
2.092%(c)	03/25/36	401	378,221
Asset Backed Securities Corp. Home Equity Loan Trust Series,
Series 2004-HE02, Class M1, 1 Month LIBOR + 0.825% (Cap N/A, Floor 0.550%)
2.617%(c)	04/25/34	987	956,548
Bear Stearns Asset-Backed Securities Trust,
Series 2004-HE10, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.650%)
2.767%(c)	12/25/34	581	578,028
Series 2007-HE03, Class 1A2, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
1.992%(c)	04/25/37	60	111,151
Citigroup Mortgage Loan Trust,
Series 2006-AMC01, Class A1, 144A, 1 Month LIBOR + 0.145% (Cap N/A, Floor 0.145%)
1.937%(c)	09/25/36	304	293,628
Series 2007-AMC02, Class A3A, 1 Month LIBOR + 0.080% (Cap N/A, Floor 0.080%)
1.872%(c)	01/25/37	680	506,475
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE04, Class M3, 1 Month LIBOR + 0.460% (Cap N/A, Floor 0.460%)
2.252%(c)	10/25/35	500	470,364
GSAA Trust,
Series 2006-07, Class AF2
5.995%(cc)	03/25/46	1,409	845,684
Series 2006-07, Class AF4A
6.220%	03/25/46	66	50,651
Home Equity Asset Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.530%)
2.587%(c)	07/25/34	56	54,776

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
Series 2004-03, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.570%)
2.647%(c)	08/25/34	73	$72,097
Series 2005-08, Class M2, 1 Month LIBOR + 0.450% (Cap N/A, Floor 0.450%)
2.242%(c)	02/25/36	300	289,406
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2005-A, Class M7, 1 Month LIBOR + 1.950% (Cap N/A, Floor 1.300%)
3.742%(c)	03/25/35	1,000	976,122
Mastr Asset Backed Securities Trust,
Series 2006-NC02, Class A3, 1 Month LIBOR + 0.110% (Cap N/A, Floor 0.110%)
1.902%(c)	08/25/36	1,334	695,321
Merrill Lynch Mortgage Investors Trust,
Series 2006-HE05, Class A2B, 1 Month LIBOR + 0.110% (Cap N/A, Floor 0.110%)
1.902%(c)	08/25/37	1,524	971,141
Morgan Stanley ABS Capital, Inc. Trust,
Series 2005-HE02, Class M2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.440%)
2.452%(c)	01/25/35	268	257,272
New Century Home Equity Loan Trust,
Series 2001-NC01, Class M3
3.655%(cc)	06/20/31	586	567,200
Series 2004-04, Class M1, 1 Month LIBOR + 0.765% (Cap 12.500%, Floor 0.510%)
2.557%(c)	02/25/35	164	159,951
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2005-FM01, Class M3, 1 Month LIBOR + 0.510% (Cap N/A, Floor 0.510%)
2.302%(c)	05/25/35	1,800	1,732,367
Option One Mortgage Loan Trust,
Series 2007-CP01, Class 1A1, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	03/25/37	187	171,554
Soundview Home Loan Trust,
Series 2006-03, Class A4, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
2.042%(c)	11/25/36	1,500	1,390,924
Series 2007-OPT01, Class 1A1, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
1.992%(c)	06/25/37	438	345,818
Terwin Mortgage Trust,
Series 2003-06HE, Class A1, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.470%)
2.732%(c)	11/25/33	14	14,272
WaMu Asset-Backed Certificates WaMu Trust,
Series 2007-HE02, Class 2A3, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
2.042%(c)	04/25/37	1,497	751,390

			13,664,106

Other — 0.0%
Dividend Solar Loans LLC,
Series 2019-01, Class A, 144A
3.670%	08/22/39	266	267,816

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (continued)
Mill City Solar Loan Ltd.,
Series 2019-01A, Class A, 144A
4.340%	03/20/43	218	$226,237

			494,053

Residential Mortgage-Backed Securities — 0.3%
Ameriquest Mortgage Securities Pass-Through Certificates,
Series 2005-R04, Class M5, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.650%)
2.767%(c)	07/25/35	800	771,045
Argent Securities Trust,
Series 2006-M01, Class A1, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	07/25/36	1,381	1,219,215
CIT Mortgage Loan Trust,
Series 2007-01, Class 1A, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
3.142%(c)	10/25/37	852	858,685
Series 2007-01, Class 1M1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.292%(c)	10/25/37	600	607,648
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH02, Class A3, 1 Month LIBOR + 0.220% (Cap N/A, Floor 0.220%)
2.012%(c)	08/25/36	413	412,575
Countrywide Asset-Backed Certificates,
Series 2006-15, Class A6
4.600%(cc)	10/25/46	80	81,665
Series 2007-08, Class 1A1, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.190%)
1.982%(c)	11/25/37	827	781,442
Credit-Based Asset Servicing & Securitization LLC,
Series 2007-CB06, Class A3, 144A, 1 Month LIBOR + 0.220% (Cap N/A, Floor 0.220%)
2.012%(c)	07/25/37	1,643	1,093,712
CWABS Asset-Backed Certificates Trust,
Series 2005-11, Class MV3, 1 Month LIBOR + 0.530% (Cap N/A, Floor 0.530%)
2.322%(c)	02/25/36	400	395,958
Series 2005-17, Class MV1, 1 Month LIBOR + 0.460% (Cap N/A, Floor 0.460%)
2.252%(c)	05/25/36	1,000	980,872
Series 2007-12, Class 1A1, 1 Month LIBOR + 0.740% (Cap N/A, Floor 0.740%)
2.532%(c)	08/25/47	87	85,109
Ellington Loan Acquisition Trust,
Series 2007-01, Class A1, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
2.892%(c)	05/25/37	191	189,251
FFMLT Trust,
Series 2005-FF08, Class M2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.520%)
2.572%(c)	09/25/35	600	590,516
First Franklin Mortgage Loan Trust,
Series 2006-FF10, Class A5, 1 Month LIBOR + 0.310% (Cap N/A, Floor 0.310%)
2.102%(c)	07/25/36	500	482,859

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2006-FF17, Class A2, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
1.912%(c)	12/25/36		1,064	$938,794
GSAMP Trust,
Series 2007-NC01, Class A2C, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	12/25/46		793	500,934
Long Beach Mortgage Loan Trust,
Series 2006-07, Class 2A2, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
1.912%(c)	08/25/36		170	88,154
RASC Trust,
Series 2006-KS03, Class M1, 1 Month LIBOR + 0.330% (Cap 14.000%, Floor 0.330%)
2.122%(c)	04/25/36		100	97,543
Saxon Asset Securities Trust,
Series 2007-03, Class 1A, 1 Month LIBOR + 0.310% (Cap N/A, Floor 0.310%)
2.102%(c)	09/25/37		162	155,159
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-HE01, Class A2C, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
1.952%(c)	07/25/36		594	291,251
Series 2006-HE02, Class A2C, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	07/25/36		116	61,919
Soundview Home Loan Trust,
Series 2007-WMC01, Class 3A3, 1 Month LIBOR + 0.260% (Cap N/A, Floor 0.260%)
2.052%(c)	02/25/37		1,491	540,604
Stanwich Mortgage Loan Co. LLC,
Series 2019-NPB01, Class A1, 144A
3.375%	08/15/24		222	221,376
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2007-BC03, Class 2A4, 1 Month LIBOR + 0.260% (Cap N/A, Floor 0.260%)
2.052%(c)	05/25/47		1,330	1,181,194
VOLT LLC,
Series 2017-NPL09, Class A1, 144A
3.125%	09/25/47		230	230,266

				12,857,746

Student Loans — 0.0%
KeyCorp Student Loan Trust,
Series 2005-A, Class 2C, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.247%(c)	12/27/38		356	338,926
SLM Private Education Loan Trust,
Series 2011-B, Class A3, 144A, 1 Month LIBOR + 2.250% (Cap N/A, Floor 0.000%)
3.990%(c)	06/16/42		120	120,670
SLM Student Loan Trust,
Series 2003-05, Class A5, 3 Month EURIBOR + 0.270% (Cap N/A, Floor 0.000%)
—%(p)	06/17/24	EUR	32	36,283
Series 2004-02, Class A5
—%(p)	01/25/24	EUR	113	126,951

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
Series 2004-03A, Class A6B, 144A, 3 Month LIBOR + 0.550% (Cap N/A, Floor 0.550%)
2.490%(c)	10/25/64	500	$488,586
SoFi Professional Loan Program LLC,
Series 2017-F, Class A1FX, 144A
2.050%	01/25/41	120	120,250

			1,231,666

TOTAL ASSET-BACKED SECURITIES (cost $31,932,051)			32,228,063

BANK LOANS — 0.1%
Commercial Services — 0.0%
Prime Security Services Borrower LLC,
2019 Refinancing Term B-1 Loan, 1 Month LIBOR + 3.250%
4.944%(c)	09/23/26	164	164,509
Trans Union LLC,
Term B-5 Loan, 1 Month LIBOR + 1.750%
3.549%(c)	11/16/26	61	60,472

			224,981

Computers — 0.0%
Dell International LLC,
Refinancing Term B-1 Loan, 1 Month LIBOR + 2.000%
3.800%(c)	09/19/25	95	95,549

Diversified Financial Services — 0.0%
Edelman Financial Center LLC (The),
First Lien Initial Term Loan, 1 Month LIBOR + 3.250%
5.035%(c)	07/21/25	39	39,868
Jane Street Group LLC,
New Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	08/25/22	30	29,650
VFH Parent LLC,
Initial Term Loan, 1 Month LIBOR + 3.500%
5.197%(c)	03/01/26	10	9,776

			79,294

Entertainment — 0.0%
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%
4.549%(c)	08/14/24	183	183,166

Food Service — 0.0%
TKC Holdings, Inc.,
Initial Term Loan (First Lien), 1 Month LIBOR + 3.750%
5.550%(c)	02/01/23	109	100,962

Foods — 0.0%
Albertson’s LLC,
2019 Term B-8 Loan, 1 Month LIBOR + 2.750%
4.549%(c)	08/17/26	52	52,425

Healthcare-Products — 0.0%
AthenaHealth, Inc.,
Term B Loan (First Lien), 3 Month LIBOR + 4.500%
6.401%(c)	02/11/26	30	29,887

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Healthcare-Services — 0.0%
Jaguar Holding Co. II,
2018 Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	08/18/22	195	$196,315
LifePoint Health, Inc.,
First Lien Term B Loan, 1 - 3 Month LIBOR + 4.000%
7.275%(c)	11/16/25	110	110,224
MPH Acquisition Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 2.750%
4.695%(c)	06/07/23	93	91,639
Phoenix Guarantor, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 4.500%
6.210%(c)	03/05/26	30	29,987

			428,165

Insurance — 0.0%
Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	11/03/24	69	69,804

Investment Companies — 0.0%
RPI Finance Trust,
Initial Term Loan B-6, 1 Month LIBOR + 2.000%
3.799%(c)	03/27/23	29	29,450

Leisure Time — 0.0%
Alterra Mountain Co.,
Initial Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	07/31/24	30	29,902

Lodging — 0.0%
Caesars Resort Collection LLC,
Term B Loan, 1 Month LIBOR + 2.750%
4.549%(c)	12/23/24	135	135,054
CityCenter Holdings LLC,
Refinancing Term Loan, 1 Month LIBOR + 2.250%
4.049%(c)	04/18/24	99	99,573
Hilton Worldwide Finance LLC,
Refinance Series B-2 Term Loan, 1 Month LIBOR + 1.750%
3.542%(c)	06/22/26	78	77,953

			312,580

Media — 0.1%
Charter Communications Operating LLC,
Term Loan B1, 1 Month LIBOR + 1.750%
3.550%(c)	04/30/25	155	156,089
Numericable US LLC (France),
USD TLB-12 Term Loan, 1 Month LIBOR + 3.688%
5.427%(c)	01/31/26	147	147,000
Univision Communications, Inc.,
2017 Replacement Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	03/15/24	192	189,105
Virgin Media Bristol LLC,
N Facility, 1 Month LIBOR + 2.500%
4.240%(c)	01/31/28	50	50,278

			542,472

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

BANK LOANS (continued)
Packaging & Containers — 0.0%
Berry Global, Inc.,
Term W Loan, 1 Month LIBOR + 2.000%
3.715%(c)	10/01/22			148	$148,426
Term X Loan, 1 Month LIBOR + 2.000%
3.715%(c)	01/19/24			51	51,477
Reynolds Group Holdings, Inc.,
Incremental U.S. Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	02/06/23			133	133,079

					332,982

Pharmaceuticals — 0.0%
Bausch Health Co., Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.740%(c)	06/02/25			37	36,854
Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	03/01/24			93	93,679

					130,533

Retail — 0.0%
1011778 BC ULC (Canada),
Term Loan B-4, 1 Month LIBOR + 1.750%
3.549%(c)	11/19/26			128	128,426

Telecommunications — 0.0%
CenturyLink, Inc.,
Initial Term B Loan, 1 Month LIBOR + 2.750%
4.549%(c)	01/31/25			327	327,628
Intelsat Jackson Holdings SA (Luxembourg),
Tranche B-3 Term Loan, 6 Month LIBOR + 3.750%
5.682%(c)	11/27/23			30	30,007
Level 3 Financing, Inc.,
Tranche B 2027 Term Loans, 1 Month LIBOR + 1.750%
3.549%(c)	03/01/27			67	67,747
Securus Technologies Holdings, Inc.,
Initial Term Loan (First Lien), 3 Month LIBOR + 4.500%
6.299%	11/01/24	^(c)		49	36,284

					461,666

TOTAL BANK LOANS (cost $3,250,835)					3,232,244

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
Bancorp Commercial Mortgage Trust,
Series 2019-CRE06, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
2.815%(c)	09/15/36			1,590	1,591,169
Business Mortgage Finance 7 PLC (United Kingdom),
Series 07X, Class A1, 3 Month GBP LIBOR + 1.000% (Cap N/A, Floor 0.000%)
2.787%(c)	02/15/41		GBP	244	322,659
Credit Suisse Mortgage Trust,
Series 2017-CHOP, Class F, 144A, 1 Month LIBOR + 4.350% (Cap N/A, Floor 4.350%)
6.090%(c)	07/15/32			460	460,857

Interest Rate	Maturity Date		Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
European Loan Conduit No 36 DAC (Ireland),
Series 36A, Class A1, 144A, 3 Month EURIBOR + 1.000% (Cap 5.000%, Floor 1.000%)
1.000%(c)	02/17/30		EUR	300	$337,038
GS Mortgage Securities Corp. II,
Series 2018-SRP05, Class C, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 3.750%)
5.490%(c)	09/15/31			900	899,995
GS Mortgage Securities Trust,
Series 2012-GCJ09, Class XA, IO
1.948%(cc)	11/10/45			984	45,028
IMT Trust,
Series 2017-APTS, Class FFL, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
4.590%(c)	06/15/34			800	799,705
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C02, Class A3, 144A
4.070%	11/15/43			945	951,476
Series 2018-PHMZ, Class M, 144A, 1 Month LIBOR + 8.208% (Cap N/A, Floor 8.208%)
9.947%(c)	06/15/35			1,000	1,000,040
Series 2019-FL12, Class A, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
3.190%(c)	12/15/31			1,600	1,599,666
LB-UBS Commercial Mortgage Trust,
Series 2006-C06, Class AJ
5.452%(cc)	09/15/39			100	53,071
Real Estate Asset Liquidity Trust (Canada),
Series 2018-01A, Class A1, 144A
3.072%	08/12/53		CAD	244	190,403
Vornado DP LLC Trust,
Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28			600	601,877
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C33, Class AJ
5.655%(cc)	02/15/51			67	50,253

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $9,011,329)					8,903,237

CONVERTIBLE BOND — 0.0%
Healthcare-Products
China Medical Technologies, Inc. (China),
Sr. Unsec’d. Notes, 144A (original cost $456,753; purchased 12/06/10), 144A(f)
6.250%	12/15/16	(d)		450	467

(cost $456,752)

CORPORATE BONDS — 5.5%
Aerospace & Defense — 0.0%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.700%	02/01/27			70	70,810
3.250%	02/01/35			170	174,490
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.480%
2.416%(c)	04/30/20			400	400,208

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Spirit AeroSystems, Inc.,
Gtd. Notes, 3 Month LIBOR + 0.800%
2.694%(c)	06/15/21		100	$99,605
United Technologies Corp.,
Sr. Unsec’d. Notes
3.650%	08/16/23		380	400,675

				1,145,788

Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
4.400%	02/14/26		40	43,433
4.800%	02/14/29		150	166,877
5.800%	02/14/39		100	117,468
6.200%	02/14/59		380	453,702
Imperial Brands Finance PLC (United Kingdom),
Gtd. Notes, 144A
2.950%	07/21/20		2,700	2,709,109
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
6.150%	09/15/43		30	34,759

				3,525,348

Airlines — 0.0%
Air Canada 2017-1 Class AA Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.300%	07/15/31		190	193,659
British Airways 2019-1 Class A Pass Through Trust (United Kingdom),
Pass-Through Certificates, 144A
3.350%	12/15/30		100	101,943
Spirit Airlines Pass-Through Trust,
Pass-Through Certificates, Series A
4.100%	10/01/29		1,147	1,191,050

				1,486,652

Auto Manufacturers — 0.1%
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.450%	05/18/20		800	800,858
FCE Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
1.660%	02/11/21	EUR	300	341,873
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.810%
2.853%(c)	04/05/21		400	398,040
Sr. Unsec’d. Notes
3.200%	01/15/21		200	200,894
3.350%	11/01/22		200	202,140
5.875%	08/02/21		200	209,309
Sr. Unsec’d. Notes, EMTN, 3 Month EURIBOR + 0.430% (Cap N/A, Floor 0.000%)
0.032%(c)	05/14/21	EUR	500	556,914
Sr. Unsec’d. Notes, MTN
3.550%	10/07/22		300	302,815
General Motors Financial Co., Inc.,
Gtd. Notes
3.200%	07/13/20		1,100	1,104,862

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Sr. Unsec’d. Notes
3.550%	07/08/22		300	$308,736
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A, MTN, 3 Month LIBOR + 0.940%
2.847%(c)	03/02/21		200	201,112
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 0.520%
2.414%(c)	03/15/21		100	100,012
Sr. Unsec’d. Notes, 144A, MTN
2.650%	07/13/22		400	401,016
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.770%
2.675%(c)	11/13/20		700	702,537
Gtd. Notes, 144A, 3 Month LIBOR + 0.940%
2.841%(c)	11/12/21		200	201,437
Gtd. Notes, 144A
3.875%	11/13/20		200	203,130
4.000%	11/12/21		200	206,763

				6,442,448

Auto Parts & Equipment — 0.0%
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.625%	10/15/22		24	24,370
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, Cash coupon 3.750% or PIK 4.500%
3.750%	09/15/26	EUR	100	118,437
Sr. Sec’d. Notes, 144A, Cash coupon 6.375% or PIK 7.125%
6.375%	05/15/29		200	215,207
Schaeffler Finance BV (Germany),
Sr. Sec’d. Notes
3.250%	05/15/25	EUR	100	115,137

				473,151

Banks — 1.9%
ABN AMRO Bank NV (Netherlands),
Jr. Sub. Notes
5.750%(ff)	—(rr)	EUR	700	811,780
ABQ Finance Ltd. (Qatar),
Gtd. Notes, EMTN
3.500%	02/22/22		400	405,342
BAC Capital Trust XIV,
Ltd. Gtd. Notes, Series G, 3 Month LIBOR + 0.400% (Cap N/A, Floor 4.000%)
4.000%(c)	—(rr)	3,330		3,055,938
Banca Carige SpA (Italy),
Covered Bonds, 3 Month EURIBOR + 1.500%
1.092%(c)	05/25/60	EUR	600	677,951
Covered Bonds, 3 Month EURIBOR + 1.700%
1.298%(c)	10/25/21	EUR	600	680,864
Banco BBVA Peru SA (Peru),
Sub. Notes, 144A
5.250%(ff)	09/22/29		120	129,734
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes
5.875%(ff)	—(rr)	EUR	200	244,830
6.750%(ff)	—(rr)	EUR	200	226,023

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
8.875%(ff)	—	(rr)	EUR	400	$491,895
Sub. Notes, 144A
4.875%	04/21/25			420	447,836
Banco Espirito Santo SA (Portugal),
Sr. Unsec’d. Notes, EMTN
4.000%	01/21/19	(d)	EUR	700	136,804
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes, 144A
6.875%(ff)	—	(rr)		200	209,205
7.625%(ff)	—	(rr)		1,590	1,698,125
Banco Nacional de Comercio Exterior SNC (Mexico),
Sr. Unsec’d. Notes, 144A
4.375%	10/14/25			920	977,946
Banco Santander SA (Spain),
Jr. Sub. Notes
6.250%(ff)	—	(rr)	EUR	200	238,866
Sr. Unsec’d. Notes
4.379%	04/12/28	(a)		400	438,027
Bank of America Corp.,
Jr. Sub. Notes, Series AA
6.100%(ff)	—	(rr)		60	66,903
Jr. Sub. Notes, Series FF
5.875%(ff)	—	(a)(rr)		590	654,190
Barclays Bank PLC (United Kingdom),
Sub. Notes
7.625%	11/21/22			900	1,011,054
Barclays PLC (United Kingdom),
Jr. Sub. Notes
7.750%(ff)	—	(rr)		200	218,456
8.000%(ff)	—	(rr)	EUR	1,000	1,197,415
8.000%(ff)	—	(a)(rr)		490	549,392
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.430%
3.340%(c)	02/15/23			400	403,695
Sr. Unsec’d. Notes, 3 Month LIBOR + 2.110%
4.011%(c)	08/10/21			800	817,573
Sr. Unsec’d. Notes
4.610%(ff)	02/15/23			600	626,385
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	(a)		230	259,317
Sub. Notes
4.836%	05/09/28	(a)		500	540,649
BBVA Bancomer SA (Mexico),
Sub. Notes, 144A
5.125%(ff)	01/18/33			240	241,901
BNP Paribas SA (France),
Jr. Sub. Notes
6.125%(ff)	—	(rr)	EUR	379	475,495
Sr. Unsec’d. Notes, 144A
4.705%(ff)	01/10/25			200	216,373
Sr. Unsec’d. Notes, EMTN
3.375%	01/23/26		GBP	600	867,038
BPCE SA (France),
Gtd. Notes, 144A, MTN, 3 Month LIBOR + 1.220%
3.119%(c)	05/22/22			700	709,747
Sub. Notes, EMTN
2.750%(ff)	11/30/27		EUR	700	839,472

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
Citigroup, Inc.,
Jr. Sub. Notes, Series P
5.950%(ff)	—	(a)(rr)		760	$830,003
Sr. Unsec’d. Notes
8.125%	07/15/39			134	222,618
Cooperatieve Rabobank UA (Netherlands),
Jr. Sub. Notes
6.625%(ff)	—	(rr)	EUR	1,400	1,706,256
Sr. Unsec’d. Notes
6.875%	03/19/20		EUR	1,200	1,364,539
Credit Agricole SA (France),
Jr. Sub. Notes
6.500%(ff)	—	(rr)	EUR	360	436,168
Sr. Unsec’d. Notes, 144A, MTN
3.750%	04/24/23			900	940,770
Credit Suisse Group AG (Switzerland),
Jr. Sub. Notes, 144A
7.250%(ff)	—	(rr)		200	223,788
7.500%(ff)	—	(a)(rr)		210	230,149
Sr. Unsec’d. Notes, 144A
4.207%(ff)	06/12/24			500	528,637
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes, 3 Month LIBOR + 2.290%
4.293%(c)	04/16/21			1,100	1,127,349
Danske Bank A/S (Denmark),
Jr. Sub. Notes, EMTN
5.875%(ff)	—	(rr)	EUR	660	793,070
DBS Bank Ltd. (Singapore),
Covered Bonds, 144A
3.300%	11/27/21			200	204,753
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.970%
2.971%(c)	07/13/20			1,400	1,399,130
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%
3.192%(c)	02/04/21			200	200,102
Sr. Unsec’d. Notes
3.961%(ff)	11/26/25			400	407,905
4.250%	02/04/21			500	508,305
4.250%	10/14/21			400	410,356
4.250%	10/14/21			900	924,477
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
1.625%	10/16/24			250	245,869
2.375%	09/20/22			1,050	1,063,080
DNB Boligkreditt A/S (Norway),
Covered Bonds, 144A
3.250%	06/28/23			800	835,597
First Abu Dhabi Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
3.000%	03/30/22			300	304,600
Goldman Sachs Capital II,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.768% (Cap N/A, Floor 4.000%)
4.000%(c)	—	(rr)		42	36,915
Goldman Sachs Capital III,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.770% (Cap N/A, Floor 4.000%)
4.000%(c)	—	(rr)		27	23,158

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
4.223%(ff)	05/01/29	(a)		300	$330,418
Sub. Notes
5.150%	05/22/45			240	294,028
6.750%	10/01/37			850	1,175,956
HSBC Bank (Canada),
Covered Bonds, 144A
3.300%	11/28/21			600	615,791
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
6.500%(ff)	—	(a)(rr)		430	473,184
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
2.504%(c)	05/18/21			400	400,391
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%
2.537%(c)	09/11/21			600	601,267
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
2.904%(c)	05/18/24			200	201,402
Sr. Unsec’d. Notes
3.000%(ff)	07/22/28		GBP	300	419,198
4.583%(ff)	06/19/29			400	446,135
Sub. Notes
6.750%	09/11/28		GBP	100	174,721
Industrial & Commercial Bank of China Ltd./Dubai DIFC (China),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.750%
2.678%(c)	12/21/21			300	300,498
ING Bank NV (Netherlands),
Covered Bonds, 144A, MTN
2.625%	12/05/22			300	306,463
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
2.909%(c)	10/02/23			700	706,310
Sr. Unsec’d. Notes
4.100%	10/02/23	(a)		700	744,643
Sub. Notes, EMTN
2.500%(ff)	02/15/29		EUR	600	720,344
Intesa Sanpaolo SpA (Italy),
Jr. Sub. Notes, EMTN
7.000%(ff)	—	(rr)	EUR	860	1,021,253
Itau Unibanco Holding SA (Brazil),
Jr. Sub. Notes, 144A, MTN
6.125%(ff)	—	(rr)		940	980,560
KBC Group NV (Belgium),
Sub. Notes, EMTN
1.875%(ff)	03/11/27		EUR	400	464,260
Lloyds Bank PLC (United Kingdom),
Covered Bonds, EMTN
4.875%	03/30/27		GBP	300	491,881
5.125%	03/07/25		GBP	300	473,075
Gtd. Notes, 3 Month LIBOR + 0.490%
2.384%(c)	05/07/21			200	200,383
Gtd. Notes
3.300%	05/07/21			300	305,394
Lloyds Banking Group PLC (United Kingdom),
Jr. Sub. Notes
6.375%(ff)	—	(rr)	EUR	200	229,949

Interest Rate	Maturity Date		Principal Amount (000)#			Value

CORPORATE BONDS (continued)
Banks (continued)
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%
2.728%(c)	06/21/21			400		$401,784
Sr. Unsec’d. Notes
4.050%	08/16/23			400		423,182
4.375%	03/22/28			400		440,993
Sub. Notes
4.582%	12/10/25			700		759,463
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
2.888%(c)	09/11/24			400		404,079
Sr. Unsec’d. Notes
3.922%(ff)	09/11/24			300		315,088
NatWest Markets PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
0.625%	03/02/22		EUR	600		680,305
NORD/LB Luxembourg SA Covered Bond Bank (Luxembourg),
Covered Bonds, EMTN
2.875%	02/16/21			400		403,740
Nykredit Realkredit A/S (Denmark),
Covered Bonds
1.000%	10/01/50		DKK	11,953		1,764,419
1.000%	10/01/50		DKK	23,100		3,378,375
1.500%	10/01/50		DKK	6,896		1,054,312
1.500%	10/01/50		DKK	9,738		1,481,474
2.000%	10/01/47		DKK	—	(r)	—
2.500%	10/01/47		DKK	60		9,475
3.000%	10/01/47		DKK	20		3,253
Oversea-Chinese Banking Corp. Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.450%
2.354%(c)	05/17/21			400		400,733
PKO Bank Hipoteczny SA (Poland),
Covered Bonds
0.250%	11/23/21		EUR	100		112,921
QNB Finance Ltd. (Qatar),
Gtd. Notes, EMTN, 3 Month LIBOR + 1.350%
3.264%(c)	05/31/21			2,000		2,013,033
Royal Bank of Scotland Group PLC (United Kingdom),
Jr. Sub. Notes
7.500%(ff)	—	(rr)		200		205,059
8.625%(ff)	—	(rr)		200		216,189
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.550%
3.497%(c)	06/25/24	(a)		900		914,356
Sr. Unsec’d. Notes
4.269%(ff)	03/22/25			300		318,913
4.519%(ff)	06/25/24	(a)		1,100		1,167,948
5.076%(ff)	01/27/30			700		804,424
Sub. Notes
5.125%	05/28/24			380		412,365
6.000%	12/19/23			510		566,495
6.100%	06/10/23			600		660,513
6.125%	12/15/22			160		175,056
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia),
Sub. Notes
8.500%	10/16/23			2,170		2,428,252
Santander UK Group Holdings PLC (United Kingdom),
Jr. Sub. Notes
7.375%(ff)	—	(rr)	GBP	200		288,846

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (continued)
Sr. Unsec’d. Notes
3.373%(ff)	01/05/24	(a)		800	$818,468
Santander UK PLC (United Kingdom),
Sr. Unsec’d. Notes
3.400%	06/01/21			500	509,789
Societe Generale SA (France),
Sub. Notes
2.500%(ff)	09/16/26		EUR	700	814,330
State Bank of India (India),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.950%
2.858%(c)	04/06/20			700	700,585
Sveriges Sakerstallda Obligationer AB (Sweden),
Covered Bonds
2.000%	06/17/26		SEK	11,000	1,267,771
TC Ziraat Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/29/21			1,500	1,507,471
5.125%	05/03/22			850	846,707
UBS AG/Stamford CT (Switzerland),
Sub. Notes
7.625%	08/17/22			1,300	1,462,028
UBS Group AG (Switzerland),
Gtd. Notes, 144A, 3 Month LIBOR + 1.780% (Cap N/A, Floor 0.000%)
3.766%(c)	04/14/21			200	203,773
Jr. Sub. Notes
5.750%(ff)	—	(rr)	EUR	400	490,100
Jr. Sub. Notes, 144A
7.000%(ff)	—	(rr)		200	218,770
Sr. Unsec’d. Notes, 144A
2.650%	02/01/22			600	606,022
UniCredit SpA (Italy),
Jr. Sub. Notes
6.625%(ff)	—	(rr)	EUR	1,120	1,359,949
Sr. Unsec’d. Notes, 144A, MTN
7.830%	12/04/23			2,150	2,501,622
Sub. Notes, 144A, MTN
7.296%(ff)	04/02/34			940	1,083,704
United Overseas Bank Ltd. (Singapore),
Sub. Notes, 144A, MTN
3.750%(ff)	04/15/29			370	384,055
Wachovia Capital Trust III,
Ltd. Gtd. Notes, 3 Month LIBOR + 0.930% (Cap N/A, Floor 5.570%)
5.570%(c)	—	(rr)		4,888	4,938,003
Wells Fargo & Co.,
Jr. Sub. Notes, Series U
5.875%(ff)	—	(rr)		128	143,365
Sub. Notes, MTN
4.750%	12/07/46			50	60,114

					89,732,990

Beverages — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(Belgium),
Gtd. Notes
3.650%	02/01/26			140	149,314

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (continued)
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49	(a)	490	$635,322
5.800%	01/23/59		40	54,500
Constellation Brands, Inc.,
Gtd. Notes
4.750%	11/15/24		30	33,153

				872,289

Building Materials — 0.0%
Masco Corp.,
Sr. Unsec’d. Notes
3.500%	04/01/21		1,400	1,420,284

Chemicals — 0.1%
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A
4.500%	01/10/28		430	428,718
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
4.125%	07/19/27		1,790	1,880,099
Equate Petrochemical BV (Kuwait),
Gtd. Notes, EMTN
4.250%	11/03/26		400	427,817
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A
4.500%	10/22/25		920	985,740
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
5.875%	09/17/44		980	1,034,012
Syngenta Finance NV (Switzerland),
Gtd. Notes, 144A
3.933%	04/23/21		200	203,325

				4,959,711

Commercial Services — 0.1%
California Institute of Technology,
Sr. Unsec’d. Notes
3.650%	09/01/2119		120	116,373
Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.540%
2.431%(c)	08/04/20		1,500	1,501,449
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
5.625%	09/25/48		460	530,934
Equifax, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.870%
2.780%(c)	08/15/21		700	701,996
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.600%	12/01/21		800	806,986
4.500%	08/16/21	(a)	1,900	1,968,703
5.250%	10/01/20		300	306,989
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sr. Sec’d. Notes, 144A
5.750%	04/15/26		40	43,507

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Commercial Services (continued)
RAC Bond Co. PLC (United Kingdom),
Sr. Sec’d. Notes, EMTN
4.870%	05/06/46		GBP	100	$132,084
United Rentals North America, Inc.,
Gtd. Notes
5.250%	01/15/30			170	183,047
5.875%	09/15/26			50	53,696
Wesleyan University,
Unsec’d. Notes
4.781%	07/01/2116			70	77,554

					6,423,318

Computers — 0.1%
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
4.420%	06/15/21			3,200	3,292,599

Diversified Financial Services — 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
4.625%	10/30/20			650	663,210
Air Lease Corp.,
Sr. Unsec’d. Notes, GMTN
3.750%	06/01/26			500	522,961
Ally Financial, Inc.,
Sr. Unsec’d. Notes
4.250%	04/15/21	(a)		600	615,015
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
5.500%	01/15/23			600	646,363
BOC Aviation Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	09/18/27			200	204,141
Clifford Capital Pte Ltd. (Singapore),
Gov’t. Gtd. Notes, EMTN
3.380%	03/07/28			300	320,081
Fondo MIVIVIENDA SA (Peru),
Sr. Unsec’d. Notes, 144A
3.500%	01/31/23			960	981,851
ILFC E-Capital Trust I, Ltd.
Gtd. Notes, 144A
3.900%(cc)	12/21/65			630	491,461
International Lease Finance Corp.,
Sr. Unsec’d. Notes
8.250%	12/15/20			600	634,410
Jyske Realkredit A/S (Denmark),
Covered Bonds
1.000%	10/01/50		DKK	35,655	5,257,391
1.000%	10/01/50		DKK	6,100	892,561
1.500%	10/01/50		DKK	5,185	789,072
2.500%	10/01/47		DKK	25	3,917
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan),
Sr. Unsec’d. Notes, EMTN
2.250%	09/07/21			400	399,585
Nordea Kredit Realkreditaktieselskab (Denmark),
Covered Bonds
1.000%	10/01/50		DKK	11,386	1,681,152
1.000%	10/01/50		DKK	6,500	950,356

Interest Rate	Maturity Date	Principal Amount (000)#			Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
1.500%	10/01/50	DKK	893		$135,897
2.000%	10/01/47	DKK	7,641		1,191,120
2.000%	10/01/50	DKK	1,544		240,447
2.500%	10/01/47	DKK	—	(r)	39
ORIX Corp. (Japan),
Sr. Unsec’d. Notes
3.250%	12/04/24		100		104,082
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
4.500%	03/15/23		30		31,476
5.250%	08/15/22		150		159,980
5.500%	02/15/24		70		76,969
Realkredit Danmark A/S (Denmark),
Covered Bonds, MTN
2.500%	07/01/47	DKK	18		2,800
Shriram Transport Finance Co. Ltd. (India),
Sr. Sec’d. Notes, EMTN
5.950%	10/24/22		200		205,808

					17,202,145

Electric — 0.4%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
4.875%	04/23/30		700		800,443
Chugoku Electric Power Co., Inc. (The) (Japan),
Sr. Sec’d. Notes
2.701%	03/16/20		500		500,318
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	01/15/24		380		409,693
Duke Energy Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%
2.538%(c)	03/11/22		600		602,964
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.500%
2.409%(c)	05/14/21		1,200		1,203,772
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.400%	09/15/20		1,000		1,026,970
Emera US Finance LP (Canada),
Gtd. Notes
2.700%	06/15/21		700		706,045
Empresa de Transmision Electrica SA (Panama),
Sr. Unsec’d. Notes, 144A
5.125%	05/02/49		200		228,022
Enel Chile SA (Chile),
Sr. Unsec’d. Notes
4.875%	06/12/28		1,040		1,155,934
Enel Finance International NV (Italy),
Gtd. Notes, 144A
6.000%	10/07/39		300		378,889
Entergy Corp.,
Sr. Unsec’d. Notes
5.125%	09/15/20		1,300		1,317,850
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, MTN
6.350%	08/10/28		700		751,512

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
4.000%	10/01/20		100	$100,965
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
7.375%	11/15/31		400	563,343
Kallpa Generacion SA (Peru),
Gtd. Notes, 144A
4.125%	08/16/27		350	357,890
National Rural Utilities Cooperative Finance Corp.,
Sr. Unsec’d. Notes, MTN
2.300%	09/15/22		500	504,152
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes, 3 Month LIBOR + 0.720%
2.630%(c)	02/25/22		700	705,485
Pampa Energia SA (Argentina),
Sr. Unsec’d. Notes, 144A
7.500%	01/24/27		900	765,000
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
4.875%	07/17/49		580	626,398
5.500%	11/22/21		720	762,965
Sr. Unsec’d. Notes, EMTN
5.250%	10/24/42		1,100	1,232,043
Sempra Energy,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450%
2.344%(c)	03/15/21		100	100,048
Southern Power Co.,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.550%
2.458%(c)	12/20/20		300	299,924
Three Gorges Finance I Cayman Islands Ltd. (China),
Gtd. Notes, 144A
3.700%	06/10/25		1,340	1,415,079

				16,515,704

Engineering & Construction — 0.0%
CRCC Yuxiang Ltd. (China),
Gtd. Notes
3.500%	05/16/23		400	410,037

Foods — 0.1%
Campbell Soup Co.,
Sr. Unsec’d. Notes
3.300%	03/15/21		100	101,476
3.650%	03/15/23	(a)	400	416,308
Conagra Brands, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%
2.512%(c)	10/09/20		700	700,902
Danone SA (France),
Sr. Unsec’d. Notes, 144A
2.077%	11/02/21		1,200	1,200,978
3.000%	06/15/22		200	204,309
General Mills, Inc.,
Sr. Unsec’d. Notes
3.200%	04/16/21		100	101,648
3.700%	10/17/23		300	315,811

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (continued)
Kraft Heinz Foods Co.,
Gtd. Notes, 3 Month LIBOR + 0.570%
2.471%(c)	02/10/21		900	$900,476
Gtd. Notes
4.125%	07/01/27	GBP	170	247,776
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.875%	11/01/26		60	63,770
Mondelez International Holdings Netherlands BV,
Gtd. Notes, 144A
2.000%	10/28/21		1,900	1,898,190

				6,151,644

Forest Products & Paper — 0.0%
Suzano Austria GmbH (Brazil),
Gtd. Notes, 144A
5.750%	07/14/26		380	425,593

Gas — 0.0%
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
3.550%	04/01/23		100	103,454
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes, Series A, 3 Month LIBOR + 0.600%
2.494%(c)	06/15/21		300	301,028
Southern Co. Gas Capital Corp.,
Gtd. Notes
2.450%	10/01/23		100	100,711

				505,193

Healthcare-Products — 0.0%
Boston Scientific Corp.,
Sr. Unsec’d. Notes
3.450%	03/01/24		300	314,114
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%
2.653%(c)	03/19/21		800	802,102
Sr. Unsec’d. Notes
2.700%	04/01/20		700	700,694

				1,816,910

Healthcare-Services — 0.0%
Centene Corp.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/25		30	31,154
5.375%	06/01/26		60	63,761
CommonSpirit Health,
Sec’d. Notes
4.350%	11/01/42		170	173,833
Sr. Sec’d. Notes
3.817%	10/01/49		60	58,704
Dignity Health,
Sec’d. Notes
5.267%	11/01/64		120	135,910
Hackensack Meridian Health, Inc.,
Sec’d. Notes
4.211%	07/01/48		100	112,483

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
HCA, Inc.,
Gtd. Notes
5.625%	09/01/28			10	$11,406
7.690%	06/15/25			10	12,035
Willis-Knighton Medical Center,
Sec’d. Notes, Series 2018
4.813%	09/01/48			80	95,976

					695,262

Household Products/Wares — 0.0%
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A, 3 Month LIBOR + 0.560%
2.495%(c)	06/24/22			400	401,004

Insurance — 0.0%
AXA Equitable Holdings, Inc.,
Sr. Unsec’d. Notes
4.350%	04/20/28			600	648,673
Fairfax Financial Holdings Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
2.750%	03/29/28		EUR	300	364,226
Reliance Standard Life Global Funding II,
Sec’d. Notes, 144A
3.850%	09/19/23			100	104,818

					1,117,717

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
4.250%	08/22/57			900	1,093,918
Prosus NV (China),
Gtd. Notes, 144A
4.850%	07/06/27			580	631,743
5.500%	07/21/25			240	266,567

					1,992,228

Iron/Steel — 0.0%
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
3.600%	07/16/24			160	164,145
4.550%	03/11/26			50	53,216
6.125%	06/01/25			60	68,997
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.875%	11/21/36	(a)		223	288,974

					575,332

Lodging — 0.0%
Gohl Capital Ltd. (Malaysia),
Gtd. Notes
4.250%	01/24/27			700	731,775
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.875%	04/01/27			70	74,465
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24			210	216,530

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Lodging (continued)
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.125%	08/08/25			400	$440,664
5.400%	08/08/28			200	225,690

					1,689,124

Machinery-Construction & Mining — 0.0%
Komatsu Finance America, Inc.,
Gtd. Notes
2.118%	09/11/20			400	399,496

Machinery-Diversified — 0.0%
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.400%	03/15/24			500	530,971

Media — 0.1%
Cable Onda SA (Panama),
Sr. Unsec’d. Notes, 144A
4.500%	01/30/30			550	579,524
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	05/01/27			30	31,747
5.375%	05/01/25			80	83,045
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.464%	07/23/22			220	231,268
5.050%	03/30/29			100	113,179
5.375%	04/01/38			100	114,098
6.834%	10/23/55			250	321,473
Comcast Corp.,
Gtd. Notes
3.700%	04/15/24			200	213,119
CSC Holdings LLC,
Gtd. Notes, 144A
6.500%	02/01/29			200	223,336
DISH DBS Corp.,
Gtd. Notes
5.125%	05/01/20			600	604,836
5.875%	11/15/24	(a)		170	173,996
Fox Corp.,
Sr. Unsec’d. Notes, 144A
4.709%	01/25/29			160	182,390
5.476%	01/25/39			70	85,522
5.576%	01/25/49			30	38,106
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.000%	02/01/20			400	400,758
7.300%	07/01/38			210	274,435
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.875%	01/15/27		GBP	100	138,438

					3,809,270

Mining — 0.1%
Anglo American Capital PLC (South Africa),
Gtd. Notes, 144A
3.625%	09/11/24			200	207,647

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (continued)
Freeport-McMoRan, Inc.,
Gtd. Notes
4.550%	11/14/24			10	$10,590
Glencore Funding LLC (Switzerland),
Gtd. Notes, 144A
3.875%	10/27/27			310	321,006
4.125%	03/12/24			150	157,124
Indonesia Asahan Aluminium Persero PT (Indonesia),
Sr. Unsec’d. Notes
6.757%	11/15/48			1,300	1,677,603
Sr. Unsec’d. Notes, 144A
5.230%	11/15/21			500	525,011
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40	(a)		220	293,870
Yamana Gold, Inc. (Brazil),
Gtd. Notes
4.625%	12/15/27			110	114,378

					3,307,229

Miscellaneous Manufacturing — 0.0%
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
6.150%	08/07/37	(a)		200	247,398
6.875%	01/10/39			150	199,333
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38			280	338,102
Textron, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550%
2.451%(c)	11/10/20			590	589,102

					1,373,935

Multi-National — 0.1%
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.500%	12/21/23		AUD	800	530,014
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
0.500%	07/21/23		AUD	1,100	746,987
0.500%	08/10/23		AUD	700	474,744
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
8.400%	10/12/21		IDR	3,500,000	262,748

					2,014,493

Oil & Gas — 0.6%
Apache Corp.,
Sr. Unsec’d. Notes
4.375%	10/15/28	(a)		330	344,487
5.100%	09/01/40			320	324,530
BG Energy Capital PLC (United Kingdom),
Gtd. Notes, 144A
4.000%	10/15/21			400	413,270
Black Elk Energy LLC Escrow,
Bonds (original cost $0; purchased 12/29/16)(f)
2.573%	12/01/99^	(d)		600	34,336

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Cimarex Energy Co.,
Sr. Unsec’d. Notes
3.900%	05/15/27		10	$10,347
CNOOC Curtis Funding No. 1 Pty Ltd. (China),
Gtd. Notes
4.500%	10/03/23		550	590,012
Concho Resources, Inc.,
Gtd. Notes
4.300%	08/15/28		150	163,396
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.000%	06/15/45		20	23,220
5.600%	07/15/41		10	12,174
5.850%	12/15/25	(a)	240	284,475
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26		40	40,464
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.375%	06/26/26		340	381,446
5.875%	09/18/23		400	443,952
5.875%	05/28/45		380	446,650
EQT Corp.,
Sr. Unsec’d. Notes
2.500%	10/01/20		600	600,021
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes
6.375%	10/24/48		1,300	1,673,516
Sr. Unsec’d. Notes, 144A
5.750%	04/19/47		780	932,114
Lukoil International Finance BV (Russia),
Gtd. Notes
6.656%	06/07/22		1,539	1,693,354
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23		130	130,450
7.000%	03/31/24		10	10,093
Sec’d. Notes, 144A
6.500%	01/15/25		10	10,431
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.900%	08/15/24		80	81,228
3.200%	08/15/26		80	80,873
4.100%	02/15/47		10	9,714
4.200%	03/15/48		20	19,841
4.400%	04/15/46		20	20,269
4.625%	06/15/45		90	93,075
5.550%	03/15/26		150	170,207
6.450%	09/15/36		250	306,225
6.950%	07/01/24		70	82,307
Odebrecht Drilling Norbe VIII/IX Ltd. (Brazil),
Sr. Sec’d. Notes
6.350%	12/01/21		25	25,224
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes
6.000%	05/03/42		1,702	2,076,445

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.299%	01/27/25			499	$544,041
6.125%	01/17/22			339	362,815
6.850%	06/05/2115			2,810	3,218,773
7.375%	01/17/27			1,200	1,463,769
Gtd. Notes, 144A
5.093%	01/15/30	(a)		1,252	1,342,732
Petroleos del Peru SA (Peru),
Sr. Unsec’d. Notes
5.625%	06/19/47			500	581,039
Sr. Unsec’d. Notes, 144A
4.750%	06/19/32			500	545,990
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	06/27/44	(a)		960	858,767
6.375%	01/23/45			330	319,488
6.500%	06/02/41	(a)		1,210	1,200,441
Gtd. Notes, 144A
7.690%	01/23/50			780	851,599
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.450%	01/15/21			700	709,206
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)		180	154,824
5.000%	03/15/23	(a)		140	129,004
Sinopec Group Overseas Development 2017 Ltd. (China),
Gtd. Notes
4.000%	09/13/47			720	776,730
Sinopec Group Overseas Development Ltd. (China),
Gtd. Notes, 144A
4.375%	04/10/24			1,810	1,951,830
Whiting Petroleum Corp.,
Gtd. Notes
6.250%	04/01/23			20	16,835
WPX Energy, Inc.,
Sr. Unsec’d. Notes
8.250%	08/01/23	(a)		180	207,188
YPF SA (Argentina),
Sr. Unsec’d. Notes, EMTN
16.500%	05/09/22		ARS	850	5,049

					26,768,266

Oil & Gas Services — 0.0%
Odebrecht Oil & Gas Finance Ltd. (Brazil),
Gtd. Notes, 144A
12.689%(s)	—	(rr)		46	369

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes, 144A
2.950%	11/21/26			140	142,263
4.050%	11/21/39	(a)		320	335,370
Allergan Funding SCS,
Gtd. Notes
1.500%	11/15/23		EUR	400	472,146

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Allergan Sales LLC,
Gtd. Notes, 144A
5.000%	12/15/21		500	$523,163
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		100	114,026
9.250%	04/01/26	(a)	1,370	1,574,414
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.500%	03/01/23		270	271,551
7.250%	05/30/29		30	34,249
9.000%	12/15/25		450	511,601
Sr. Sec’d. Notes, 144A
5.500%	11/01/25		90	94,062
7.000%	03/15/24		120	125,189
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 1.010%
2.904%(c)	12/15/23		400	402,418
Gtd. Notes, 144A
3.500%	06/25/21		400	407,315
4.250%	12/15/25		200	215,677
4.375%	12/15/28		300	327,382
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
4.250%	10/26/49		140	165,950
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
4.625%	12/15/20		100	102,409
CVS Health Corp.,
Sr. Unsec’d. Notes
3.350%	03/09/21		54	54,854
3.700%	03/09/23		300	312,351
4.300%	03/25/28		30	32,796
4.780%	03/25/38		120	136,182
5.050%	03/25/48	(a)	340	402,421
Mylan NV,
Gtd. Notes
3.750%	12/15/20		70	70,801
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes
2.200%	07/21/21		100	96,990
4.100%	10/01/46		550	397,271

				7,322,851

Pipelines — 0.2%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec’d. Notes, 144A
4.600%	11/02/47		450	520,330
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22		120	117,817
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
3.302%	01/15/35		180	182,057
3.701%	01/15/39		110	112,205

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
DCP Midstream LP,
Jr. Sub. Notes, Series A
7.375%(ff)	—	(rr)	70	$65,800
DCP Midstream Operating LP,
Gtd. Notes
5.125%	05/15/29		20	20,781
Gtd. Notes, 144A
6.750%	09/15/37		160	169,284
Enbridge, Inc. (Canada),
Gtd. Notes, 3 Month LIBOR + 0.400%
2.410%(c)	01/10/20		700	700,065
Energy Transfer Operating LP,
Gtd. Notes
4.150%	10/01/20		200	202,144
4.650%	06/01/21		300	308,188
Energy Transfer Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
5.750%	09/01/20		700	709,817
Enterprise Products Operating LLC,
Gtd. Notes
4.150%	10/16/28		30	33,144
4.250%	02/15/48		60	64,698
5.100%	02/15/45		30	35,868
5.375%(ff)	02/15/78		90	89,320
5.950%	02/01/41		40	51,350
6.125%	10/15/39		60	78,540
6.450%	09/01/40		80	107,644
KazTransGas JSC (Kazakhstan),
Gtd. Notes, 144A
4.375%	09/26/27		660	692,022
Kinder Morgan Energy Partners LP,
Gtd. Notes
6.375%	03/01/41		110	136,198
6.500%	09/01/39		120	151,260
6.550%	09/15/40		110	138,845
Gtd. Notes, MTN
6.950%	01/15/38		10	13,206
Kinder Morgan, Inc.,
Gtd. Notes
5.300%	12/01/34		150	176,535
MPLX LP,
Sr. Unsec’d. Notes
4.800%	02/15/29		170	186,488
5.500%	02/15/49	(a)	320	361,998
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/40		220	229,816
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	02/01/21		1,700	1,748,062
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
4.250%	11/15/23		150	151,619
5.375%	02/01/27		10	10,388
Gtd. Notes, 144A
5.500%	03/01/30		20	20,584

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Pipelines (continued)
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
7.850%	02/01/26		240	$306,273
Transportadora de Gas del Peru SA (Peru),
Sr. Unsec’d. Notes
4.250%	04/30/28		650	694,847
Transportadora de Gas Internacional SA ESP (Colombia),
Sr. Unsec’d. Notes, 144A
5.550%	11/01/28		700	801,292
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.950%	06/01/25		100	100,739
4.500%	03/01/28		110	107,257
4.650%	07/01/26		20	20,499
4.750%	08/15/28		110	109,463
5.300%	03/01/48		50	43,379
5.450%	04/01/44		180	158,531
5.500%	08/15/48		170	150,039
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.750%	06/15/27		160	166,854
5.100%	09/15/45		10	11,089
5.750%	06/24/44		150	176,722
6.300%	04/15/40		80	98,886
8.750%	03/15/32		240	344,388

				10,876,331

Private Equity — 0.0%
Blackstone Property Partners Europe Holdings Sarl (Luxembourg),
Sr. Unsec’d. Notes, EMTN
1.400%	07/06/22	EUR	200	229,899

Real Estate — 0.1%
Akelius Residential Property AB (Sweden),
Sr. Unsec’d. Notes
3.375%	09/23/20	EUR	500	574,628
China Aoyuan Group Ltd. (China),
Sr. Sec’d. Notes
6.350%	01/11/20		770	770,286
China Overseas Finance Cayman V Ltd. (China),
Gtd. Notes, Series A
3.950%	11/15/22		400	413,439
Country Garden Holdings Co. Ltd. (China),
Sr. Sec’d. Notes
7.250%	04/04/21	1,110		1,112,920
Tesco Property Finance 3 PLC (United Kingdom),
Sr. Sec’d. Notes
5.744%	04/13/40	GBP	97	166,103
Tesco Property Finance 5 PLC (United Kingdom),
Sr. Sec’d. Notes
5.661%	10/13/41	GBP	110	188,937

				3,226,313

Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.,
Sr. Unsec’d. Notes
1.950%	05/22/26	EUR	100	120,741
3.000%	06/15/23		800	819,232

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Brandywine Operating Partnership LP,
Gtd. Notes
3.950%	11/15/27			300	$314,976
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24			100	104,055
SL Green Operating Partnership LP,
Gtd. Notes
3.250%	10/15/22			300	307,285
WPC Eurobond BV,
Gtd. Notes
2.250%	04/09/26		EUR	600	722,497

					2,388,786

Retail — 0.1%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
4.250%	05/15/24			30	30,795
AutoNation, Inc.,
Gtd. Notes
5.500%	02/01/20			600	601,322
Marks & Spencer PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN
3.000%	12/08/23		GBP	600	823,759
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.430%
2.366%(c)	10/28/21			900	902,890

					2,358,766

Savings & Loans — 0.0%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.766%(ff)	03/08/24	(a)		800	828,187
4.302%(ff)	03/08/29			200	218,279

					1,046,466

Semiconductors — 0.0%
Broadcom, Inc.,
Gtd. Notes, 144A
3.125%	10/15/22			200	203,897
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.625%	06/01/23			500	534,063

					737,960

Software — 0.1%
Autodesk, Inc.,
Sr. Unsec’d. Notes
3.125%	06/15/20			600	601,599
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
0.750%	05/21/23		EUR	100	114,486
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.200%	07/01/26			500	518,476

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Software (continued)
Greenfield Engineering Escrow,
Bonds, 144A
2.662%	12/01/99^			200	$—
2.662%	12/01/99^			5	—
VMware, Inc.,
Sr. Unsec’d. Notes
2.300%	08/21/20			800	801,302

					2,035,863

Telecommunications — 0.3%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26	(a)		210	225,761
AT&T, Inc.,
Sr. Unsec’d. Notes
1.800%	09/05/26		EUR	600	720,092
5.150%	02/15/50	(a)		300	362,182
5.300%	08/15/58			100	121,991
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%
2.657%(c)	06/01/21			1,400	1,408,159
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.950%
2.951%(c)	07/15/21			900	908,403
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.180%
3.067%(c)	06/12/24			400	406,965
Axiata SPV2 Bhd (Malaysia),
Sr. Unsec’d. Notes, EMTN
3.466%	11/19/20			500	504,418
CommScope Technologies LLC,
Gtd. Notes, 144A
5.000%	03/15/27			50	46,487
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes, 144A
1.950%	09/19/21			400	399,765
Millicom International Cellular SA (Colombia),
Sr. Unsec’d. Notes
5.125%	01/15/28			340	354,827
Sr. Unsec’d. Notes, 144A
6.250%	03/25/29			360	397,141
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32			50	60,699
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
11.500%	11/15/21			30	34,301
Sprint Corp.,
Gtd. Notes
7.250%	09/15/21			1,200	1,272,063
7.875%	09/15/23	(a)		120	132,528
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23			438	441,861
4.738%	09/20/29			200	212,096
Telefonica Emisiones SA (Spain),
Gtd. Notes
5.462%	02/16/21			400	415,237

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Telstra Corp. Ltd. (Australia),
Gtd. Notes, 144A
4.800%	10/12/21		1,500	$1,570,132
Turk Telekomunikasyon A/S (Turkey),
Sr. Unsec’d. Notes, 144A
6.875%	02/28/25		360	384,564
Verizon Communications, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.100%
3.010%(c)	05/15/25		800	817,970

				11,197,642

Transportation — 0.0%
Empresa de Transporte de Pasajeros Metro SA (Chile),
Sr. Unsec’d. Notes, 144A
5.000%	01/25/47		410	465,608
PSA Treasury Pte Ltd. (Singapore),
Gtd. Notes, EMTN
2.500%	04/12/26		200	201,135
XPO CNW, Inc.,
Sr. Unsec’d. Notes
6.700%	05/01/34		210	216,356

				883,099

Trucking & Leasing — 0.1%
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
7.125%	10/15/20		1,200	1,244,967
DAE Funding LLC (United Arab Emirates),
Gtd. Notes, 144A
5.000%	08/01/24	(a)	670	702,787
5.750%	11/15/23		20	20,992
NTT Finance Corp. (Japan),
Sr. Unsec’d. Notes, EMTN
1.900%	07/21/21		1,900	1,893,553
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.950%	03/10/25	(a)	700	743,047
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
2.650%	07/15/21		200	201,456
3.000%	07/15/22		400	406,965

				5,213,767

TOTAL CORPORATE BONDS (cost $243,696,208)				254,994,243

MUNICIPAL BONDS — 0.0%
Illinois — 0.0%
City of Chicago,
General Obligation Unlimited, Series B
5.630%	01/01/22		45	45,889
General Obligation Unlimited, Taxable, Series B
6.314%	01/01/44		200	227,604
State of Illinois,
General Obligation Unlimited, Taxable
5.100%	06/01/33	(a)	400	430,840

				704,333

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Michigan — 0.0%
City of Detroit,
General Obligation Limited, Series B-1
4.000%	04/01/44	70	$61,950

New Jersey — 0.0%
New Jersey Transportation Trust Fund Authority,
Revenue Bonds, BABs, Series B
6.561%	12/15/40	160	213,368

TOTAL MUNICIPAL BONDS (cost $862,530)			979,651

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.0%
Alternative Loan Trust,
Series 2005-29CB, Class A4
5.000%	07/25/35	128	108,023
Series 2005-J12, Class 2A1, 1 Month LIBOR + 0.540% (Cap 11.000%,Floor 0.270%)
2.332%(c)	08/25/35	708	496,048
Series 2006-OA12, Class A1B, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.190%)
1.955%(c)	09/20/46	352	315,018
Series 2006-OA19, Class A1, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
1.945%(c)	02/20/47	505	409,666
Series 2007-OA06, Class A1B, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
1.992%(c)	06/25/37	140	131,766
American Home Mortgage Assets Trust,
Series 2006-01, Class 2A1, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.190%)
1.982%(c)	05/25/46	82	74,036
Series 2007-01, Class A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 0.700% (Cap N/A, Floor 0.700%)
2.939%(c)	02/25/47	621	375,221
Banc of America Funding Trust,
Series 2005-07, Class 4A3
5.750%	11/25/35	114	120,163
Series 2006-I, Class 4A1
7.048%(cc)	10/20/46	77	60,931
Series 2015-R02, Class 9A2, 144A
2.258%(cc)	03/27/36	1,594	1,508,397
Banc of America Mortgage Trust,
Series 2005-H, Class 2A5
4.048%(cc)	09/25/35	47	47,208
Bear Stearns ARM Trust,
Series 2005-01, Class 2A1
4.242%(cc)	03/25/35	13	13,561
Chase Mortgage Finance Trust,
Series 2007-A02, Class 7A1
3.797%(cc)	07/25/37	26	23,182
CHL Mortgage Pass-Through Trust,
Series 2003-46, Class 7A1
4.366%(cc)	01/19/34	9	8,954
Series 2004-12, Class 12A1
4.171%(cc)	08/25/34	12	12,124
Series 2006-06, Class A4
6.000%	04/25/36	50	41,410

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Citicorp Mortgage Securities Trust,
Series 2007-03, Class 1A1
6.000%	04/25/37		6	$5,618
Citigroup Mortgage Loan Trust,
Series 2007-10, Class 22AA
4.169%(cc)	09/25/37		71	67,518
Series 2007-AR04, Class 1A1A
4.540%(cc)	03/25/37		435	425,874
Series 2015-02, Class 1A1, 144A, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
1.908%(c)	06/25/47		248	245,906
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-NCM02, Class 1CB1
5.500%	08/25/34		57	57,155
Credit Suisse Mortgage Trust,
Series 2019-RPL08, Class A1, 144A
3.322%(cc)	10/25/58		196	196,091
Series 2019-RPL09, Class A1, 144A
3.319%(cc)	10/27/59		697	695,588
CSMC Mortgage-Backed Trust,
Series 2006-07, Class 6A3
5.500%	08/25/36		455	424,274
EuroMASTR PLC (United Kingdom),
Series 2007-01V, Class A2, 3 Month GBP LIBOR + 0.200% (Cap N/A, Floor 0.000%)
0.998%(c)	06/15/40	GBP	213	270,230
Eurosail PLC (United Kingdom),
Series 2006-04X, Class A3A
—%(p)	12/10/44	EUR	94	104,075
Series 2006-04X, Class A3C, 3 Month GBP LIBOR + 0.160% (Cap N/A, Floor 0.000%)
0.945%(c)	12/10/44	GBP	224	293,831
Eurosail-UK PLC (United Kingdom),
Series 2007-03A, Class A3C, 144A, 3 Month GBP LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.729%(c)	06/13/45	GBP	49	64,434
Series 2007-03X, Class A3A, 3 Month GBP LIBOR + 0.950% (Cap N/A, Floor 0.000%)
1.729%(c)	06/13/45	GBP	147	193,326
Fannie Mae Connecticut Avenue Securities,
Series 2014-C03, Class 1M2, 1 Month LIBOR + 3.000% (Cap N/A, Floor 3.000%)
4.792%(c)	07/25/24		636	668,267
Series 2015-C03, Class 2M2, 1 Month LIBOR + 5.000%
6.792%(c)	07/25/25		188	198,752
Series 2017-C01, Class 1B1, 1 Month LIBOR + 5.750% (Cap N/A, Floor 0.000%)
7.542%(c)	07/25/29		380	450,554
Fannie Mae REMICS,
Series 2019-05, Class FA, 1 Month LIBOR + 0.400% (Cap 6.500%, Floor 0.400%)
2.192%(c)	03/25/49	1,464		1,453,077
FDIC Guaranteed Notes Trust,
Series 2010-S02, Class 1A, 144A, 1 Month LIBOR + 0.500% (Cap 10.000%, Floor 0.450%)
2.209%(c)	11/29/37		22	22,432

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac REMICS,
Series 3397, Class FC, 1 Month LIBOR + 0.600% (Cap 7.000%, Floor 0.600%)
2.340%(c)	12/15/37	19	$19,251
Series 4779, Class WF, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.000%)
2.131%(c)	07/15/44	375	372,562
Freddie Mac Strips,
Series 278, Class F1, 1 Month LIBOR + 0.450% (Cap 6.500%, Floor 0.450%)
2.190%(c)	09/15/42	222	220,745
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2017-DNA02, Class B1, 1 Month LIBOR + 5.150% (Cap N/A, Floor 0.000%)
6.942%(c)	10/25/29	1,190	1,369,476
Government National Mortgage Assoc.,
Series 2015-H18, Class FB, 1 Month LIBOR + 0.600% (Cap 7.500%, Floor 0.600%)
2.374%(c)	07/20/65	651	649,931
Series 2015-H26, Class FA, 1 Month LIBOR + 0.520% (Cap 11.000%, Floor 0.520%)
2.294%(c)	10/20/65	1,422	1,426,791
Series 2015-H30, Class FA, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
2.454%(c)	08/20/61	13	12,882
Series 2015-H30, Class FB, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
2.454%(c)	03/20/62	3	2,656
Series 2016-H02, Class FH, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.774%(c)	01/20/66	693	700,757
Series 2016-H08, Class FT, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)
2.494%(c)	02/20/66	687	687,805
Series 2016-H11, Class FE, 1 Month LIBOR + 0.850% (Cap 7.500%, Floor 0.850%)
2.624%(c)	04/20/66	1,425	1,436,684
Series 2017-H10, Class FB, 12 Month LIBOR + 0.750% (Cap 7.500%, Floor 0.750%)
3.629%(c)	04/20/67	361	366,525
Series 2018-H15, Class FG, 12 Month LIBOR + 0.150% (Cap 7.500%, Floor 0.150%)
2.266%(c)	08/20/68	575	564,470
Series 2019-20, Class FE, 1 Month LIBOR + 0.400% (Cap 6.500%, Floor 0.400%)
2.165%(c)	02/20/49	1,432	1,424,399
GreenPoint Mortgage Funding Trust,
Series 2006-AR04, Class A6A, 1 Month LIBOR + 0.180% (Cap N/A,Floor 0.180%)
1.972%(c)	09/25/46	109	104,493
GSR Mortgage Loan Trust,
Series 2003-01, Class A2, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 1.750% (Cap N/A, Floor 1.750%)
4.300%(c)	03/25/33	23	22,584
Series 2005-AR01, Class 1A1
4.302%(cc)	01/25/35	5	5,069

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-AR03, Class 6A1
4.337%(cc)	05/25/35		79	$76,374
HarborView Mortgage Loan Trust,
Series 2005-09, Class B1, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
2.365%(c)	06/20/35		585	567,962
Series 2005-13, Class 2A11, 1 Month LIBOR + 0.560% (Cap 11.000%, Floor 0.280%)
2.324%(c)	02/19/36		115	89,082
Series 2007-05, Class A1A, 1 Month LIBOR + 0.190% (Cap 11.500%, Floor 0.000%)
1.954%(c)	09/19/37		30	28,404
Hawksmoor Mortgages (United Kingdom),
Series 2019-01A, Class A, 144A, SONIA Deposit Rates Swap 3 Month Daily Compounding + 1.050%
1.761%(c)	05/25/53	GBP	1,917	2,545,183
Impac CMB Trust,
Series 2004-11, Class 2A1, 1 Month LIBOR + 0.660% (Cap 11.750%, Floor 0.330%)
2.452%(c)	03/25/35		60	58,538
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR01, Class 2A1
4.430%(cc)	11/25/35		4	3,729
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR12, Class A1, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.190%)
1.982%(c)	09/25/46		102	95,204
JPMorgan Alternative Loan Trust,
Series 2006-A01, Class 1A1, 1 Month LIBOR + 0.460% (Cap 11.500%, Floor 0.230%)
2.252%(c)	03/25/36		765	738,890
Series 2006-A05, Class 1A4, 1 Month LIBOR + 0.240% (Cap 11.500%, Floor 0.240%)
2.032%(c)	10/25/36		632	627,933
JPMorgan Mortgage Trust,
Series 2005-A06, Class 2A1
4.585%(cc)	08/25/35		16	16,138
Series 2007-A01, Class 1A1
4.563%(cc)	07/25/35		16	16,396
Kensington Mortgage Securities PLC (United Kingdom),
Series 2007-01X, Class A3C, 3 Month LIBOR + 0.170% (Cap N/A, Floor 0.000%)
2.064%(c)	06/14/40		920	894,501
Lehman Mortgage Trust,
Series 2006-05, Class 2A2, 1 Month LIBOR x (1.000) + 7.150% (Cap 7.150%, Floor 0.000%)
5.358%(c)	09/25/36		257	69,298
Lehman XS Trust,
Series 2007-20N, Class A1, 1 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
2.942%(c)	12/25/37		578	573,862
Ludgate Funding PLC (United Kingdom),
Series 2008-W01X, Class A1, 3 Month GBP LIBOR + 0.600% (Cap N/A, Floor 0.000%)
1.360%(c)	01/01/61	GBP	152	194,728

Interest Rate	Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Mansard Mortgages PLC (United Kingdom),
Series 2007-02X, Class A1, 3 Month GBP LIBOR + 0.650% (Cap N/A, Floor 0.000%)
1.448%(c)	12/15/49	GBP	483	$627,674
Mellon Residential Funding Corporation Mortgage Pass-Through Certificates Trust,
Series 1999-TBC3, Class A2
2.612%(cc)	10/20/29		7	7,284
Merrill Lynch Mortgage Investors Trust,
Series 2003-A02, Class 1A1
4.027%(cc)	02/25/33		29	29,389
NCUA Guaranteed Notes Trust,
Series 2010-R01, Class 1A, 1 Month LIBOR + 0.450% (Cap 7.000%, Floor 0.450%)
2.163%(c)	10/07/20		44	43,624
Series 2010-R02, Class 2A, 1 Month LIBOR + 0.470% (Cap 7.000%, Floor 0.470%)
2.183%(c)	11/05/20		717	717,006
Series 2010-R03, Class 1A, 1 Month LIBOR + 0.560% (Cap 8.000%, Floor 0.560%)
2.273%(c)	12/08/20		63	63,309
Series 2010-R03, Class 2A, 1 Month LIBOR + 0.560% (Cap 8.000%, Floor 0.560%)
2.273%(c)	12/08/20		605	605,494
Series 2011-R01, Class 1A, 1 Month LIBOR + 0.450% (Cap 8.000%, Floor 0.450%)
2.163%(c)	01/08/20		76	76,447
New Residential Mortgage Loan Trust,
Series 2019-RPL03, Class A1, 144A
2.750%(cc)	07/25/59		1,559	1,559,268
Newgate Funding PLC (United Kingdom),
Series 2007-01X, Class A3, 3 Month GBP LIBOR + 0.160% (Cap N/A, Floor 0.000%)
0.947%(c)	12/01/50	GBP	1,008	1,263,261
Series 2007-02X, Class A2, 3 Month GBP LIBOR + 0.130% (Cap N/A, Floor 0.000%)
0.928%(c)	12/15/50	GBP	81	106,983
Series 2007-03X, Class A3, 3 Month GBP LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.798%(c)	12/15/50	GBP	657	845,051
Series 2007-03X, Class BA, 3 Month GBP LIBOR + 1.250% (Cap N/A, Floor 0.000%)
2.048%(c)	12/15/50	GBP	179	229,044
RALI Trust,
Series 2006-QA01, Class A21
4.879%(cc)	01/25/36		1,144	1,030,148
Series 2007-QH08, Class A
3.255%(cc)	10/25/37		304	286,448
Series 2007-QO02, Class A1, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	02/25/47		632	362,348
Residential Asset Securitization Trust,
Series 2005-A15, Class 2A11, 1 Month LIBOR x (1.000) + 5.550% (Cap 5.550%, Floor 0.000%)
3.758%(c)	02/25/36		1,679	310,675

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
RESIMAC Bastille Trust (Australia),
Series 2019-01NCA, Class A1, 144A, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.000%)
2.634%(c)	09/05/57		467	$466,071
Resloc UK PLC (United Kingdom),
Series 2007-01X, Class A3B, 3 Month GBP LIBOR + 0.160% (Cap N/A, Floor 0.000%)
0.958%(c)	12/15/43	GBP	206	258,108
RFMSI Trust,
Series 2003-S09, Class A1
6.500%	03/25/32		4	3,871
RMAC Securities No. 1 PLC (United Kingdom),
Series 2006-NS02X, Class A2C
—%(p)	06/12/44	EUR	516	553,167
Series 2006-NS03X, Class A2A, 3 Month GBP LIBOR + 0.150% (Cap N/A, Floor 0.000%)
0.929%(c)	06/12/44	GBP	666	830,308
Sequoia Mortgage Trust,
Series 2003-04, Class 2A1, 1 Month LIBOR + 0.350% (Cap 11.500%, Floor 0.350%)
2.115%(c)	07/20/33		65	62,938
Series 2007-03, Class 1A1, 1 Month LIBOR + 0.200% (Cap 11.500%, Floor 0.200%)
1.965%(c)	07/20/36		32	30,962
Structured Asset Mortgage Investments II Trust,
Series 2005-AR05, Class A2, 1 Month LIBOR + 0.250% (Cap 11.000%, Floor 0.250%)
2.014%(c)	07/19/35		112	109,135
Series 2006-AR06, Class 2A1, 1 Month LIBOR + 0.190% (Cap 10.500%, Floor 0.190%)
1.982%(c)	07/25/46		118	95,768
Series 2006-AR07, Class A1BG, 1 Month LIBOR + 0.120% (Cap 10.500%, Floor 0.120%)
1.912%(c)	08/25/36		412	369,104
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-RF04, Class 1A1, 144A, 1 Month LIBOR + 0.290% (Cap N/A, Floor 0.290%)
2.082%(c)	10/25/36		266	244,338
Thornburg Mortgage Securities Trust,
Series 2003-05, Class 1A
3.645%(cc)	10/25/43		29	28,589
Series 2007-03, Class 2A1, 12 Month LIBOR + 1.250% (Cap 10.500%, Floor 1.250%)
3.252%(c)	06/25/47		26	25,059
Series 2007-03, Class 4A1, 12 Month LIBOR + 1.250% (Cap 10.500%, Floor 1.250%)
3.252%(c)	06/25/47		16	15,097
Towd Point Mortgage Funding (United Kingdom),
Series 2019-A13A, Class A1, 144A, SONIA Deposit Rates Swap 3 Month Daily Compounding + 0.900%
1.611%(c)	07/20/45	GBP	900	1,188,648
Towd Point Mortgage Funding PLC (United Kingdom),
Series 2019-GR4A, Class A1, 144A, 3 Month GBP LIBOR + 1.025% (Cap N/A, Floor 0.000%)
1.820%(c)	10/20/51	GBP	1,867	2,478,614

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust,
Series 2019-04, Class A1, 144A
2.900%(cc)	10/25/59		2,048	$2,058,977
Trinity Square PLC (United Kingdom),
Series 2015-01A, Class A, 144A, 3 Month GBP LIBOR + 1.150% (Cap N/A, Floor 0.000%)
1.935%(c)	07/15/51	GBP	292	388,432
Wachovia Mortgage Loan Trust,
Series 2006-ALT01, Class A3, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.230%)
2.022%(c)	01/25/37		482	293,644
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-AR10, Class 3A1
3.871%(cc)	08/25/35		1	1,317
Series 2005-AR14, Class 2A1
3.750%(cc)	12/25/35		72	71,770
Series 2006-AR07, Class 3A, Cost of Funds for the 11th District of San Francisco+ 1.500% (Cap N/A, Floor 1.500%)
2.627%(c)	07/25/46		205	197,399
Series 2006-AR14, Class 1A4
3.271%(cc)	11/25/36		163	155,413
Series 2007-HY05, Class 2A1
3.444%(cc)	05/25/37		959	827,047
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
Series 2005-11, Class A8
5.750%	01/25/36		558	498,377

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $44,610,824)				44,981,618

SOVEREIGN BONDS — 4.4%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	10/11/22		500	506,206
3.125%	10/11/27		500	523,787
3.125%	09/30/49		1,600	1,554,383
4.125%	10/11/47		1,370	1,591,780
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes, 144A
9.375%	05/08/48		295	323,302
9.500%	11/12/25		280	327,620
Argentina Bocon (Argentina),
Unsec’d. Notes, Series PR15, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days+ 0.000%
59.928%(c)	10/04/22	ARS	100	1,652
Argentina Bonar Bonds (Argentina),
Bonds, Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000%
42.836%(c)	04/03/22	ARS	8,420	71,528
Argentina POM Politica Monetaria (Argentina),
Bonds, Argentina Central Bank 7 Day Repo Reference Rate + 0.000%
56.589%(c)	06/21/20	ARS	56,608	493,664
Argentine Bonos del Tesoro (Argentina), Bonds
15.500%	10/17/26	ARS	11,460	50,596
16.000%	10/17/23	ARS	9,840	45,003

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Unsec’d. Notes
18.200%	10/03/21		ARS	6,777	$33,766
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
5.625%	01/26/22			850	441,173
5.875%	01/11/28			1,303	613,830
7.125%	06/28/17			1,670	837,132
7.500%	04/22/26			750	389,762
7.625%	04/22/46			200	100,516
8.280%	12/31/33			1,416	873,751
Australia Government Bond (Australia),
Sr. Unsec’d. Notes, Series 150
3.000%	03/21/47		AUD	770	652,826
Sr. Unsec’d. Notes, Series 22CI
1.250%	02/21/22		AUD	940	788,360
Sr. Unsec’d. Notes, Series 25CI
3.000%	09/20/25		AUD	1,430	1,472,879
Autonomous Community of Catalonia (Spain),
Sr. Unsec’d. Notes
4.950%	02/11/20		EUR	850	958,476
Sr. Unsec’d. Notes, EMTN
4.900%	09/15/21		EUR	100	120,300
Autonomous Community of Valencia Spain (Spain),
Sr. Unsec’d. Notes, EMTN
4.900%	03/17/20		EUR	1,100	1,246,101
Avi Funding Co. Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.800%	09/16/25			850	892,294
Bahrain Government International Bond (Bahrain),
Sr. Unsec’d. Notes, 144A
7.500%	09/20/47			1,950	2,372,992
Bonos de la Nacion Argentina con Ajuste por CER (Argentina),
Bonds
4.000%	03/06/20		ARS	54,920	529,537
Brazil Notas do Tesouro Nacional (Brazil),
Notes, Series B
6.000%	08/15/50		BRL	1,533	560,284
Notes, Series F
10.000%	01/01/21		BRL	8,661	2,263,120
10.000%	01/01/23		BRL	5,667	1,566,310
10.000%	01/01/25		BRL	4,650	1,328,781
10.000%	01/01/27		BRL	924	270,854
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.250%	01/07/25	(a)		310	329,955
5.000%	01/27/45			2,560	2,660,263
Canadian Government Real Return Bond (Canada),
Bonds, Series CPI
4.250%	12/01/26		CAD	933	911,931
China Development Bank (China),
Unsec’d. Notes
3.680%	02/26/26		CNH	13,000	1,889,351
China Government Bond (China),
Sr. Unsec’d. Notes
3.310%	11/30/25		CNH	2,500	366,483
3.380%	11/21/24		CNH	2,000	293,881
3.390%	05/21/25		CNH	2,000	294,255
3.480%	06/29/27		CNH	5,500	812,408

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
4.290%	05/22/29		CNH	1,000	$156,928
Ciudad Autonoma De Buenos Aires (Argentina),
Sr. Unsec’d. Notes
7.500%	06/01/27			600	577,134
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27			650	625,228
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
3.875%	04/25/27	(a)		200	211,421
5.000%	06/15/45	(a)		980	1,138,562
5.200%	05/15/49	(a)		630	758,720
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes, 144A
6.125%	02/19/31			1,400	1,489,070
7.000%	04/04/44			760	799,090
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds
0.100%	04/15/23		EUR	326	381,049
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.500%	01/27/25			1,645	1,770,722
6.850%	01/27/45			300	342,448
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
7.950%	06/20/24			490	465,005
8.750%	06/02/23			780	770,938
Sr. Unsec’d. Notes, 144A
7.875%	01/23/28			720	639,442
8.875%	10/23/27			990	909,154
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
7.903%	02/21/48			200	209,830
Sr. Unsec’d. Notes, 144A
5.577%	02/21/23			310	324,342
6.875%	04/30/40			420	423,388
Sr. Unsec’d. Notes, 144A, MTN
7.500%	01/31/27			1,240	1,381,069
8.500%	01/31/47			400	443,983
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes, 144A
6.375%	01/18/27	(a)		235	250,753
7.125%	01/20/50			652	695,606
Ethiopia International Bond (Ethiopia),
Sr. Unsec’d. Notes
6.625%	12/11/24			400	432,301
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes, 144A
5.000%	09/23/21			610	618,445
Export-Import Bank of China (The) (China),
Sr. Unsec’d. Notes
3.625%	07/31/24			500	526,698
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 1.020%
2.981%(c)	03/28/22			300	300,809
French Republic Government Bond OAT (France),
Bonds, 144A
1.500%	05/25/50	(v)	EUR	800	1,033,623

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Unsec’d. Notes, 144A
2.000%	05/25/48	(v)	EUR	900	$1,295,479
Ghana Government International Bond (Ghana),
Bank Gtd. Notes
10.750%	10/14/30			250	319,830
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes, 144A
4.375%	06/05/27			370	383,097
Hellenic Republic Government Bond (Greece),
Bonds
3.750%	01/30/28		EUR	3,166	4,205,058
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.750%	11/22/23			850	958,441
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.500%	01/11/28	(a)		720	752,160
Sr. Unsec’d. Notes, 144A, MTN
5.875%	01/15/24			1,306	1,477,491
Sr. Unsec’d. Notes, EMTN
3.375%	04/15/23			1,120	1,155,223
4.750%	07/18/47			1,900	2,192,297
5.250%	01/17/42			2,504	3,013,831
Indonesia Treasury Bond (Indonesia),
Sr. Unsec’d. Notes, Series 056
8.375%	09/15/26		IDR	331,000	25,694
Sr. Unsec’d. Notes, Series 061
7.000%	05/15/22		IDR	1,729,000	127,036
Sr. Unsec’d. Notes, Series 059
7.000%	05/15/27		IDR	23,166,000	1,672,494
Sr. Unsec’d. Notes, Series 068
8.375%	03/15/34		IDR	39,864,000	3,075,340
Sr. Unsec’d. Notes, Series 071
9.000%	03/15/29		IDR	11,365,000	919,250
Sr. Unsec’d. Notes, Series 072
8.250%	05/15/36		IDR	15,477,000	1,174,468
Sr. Unsec’d. Notes, Series 078
8.250%	05/15/29		IDR	33,958,000	2,649,865
Sr. Unsec’d. Notes, Series 082
7.000%	09/15/30		IDR	21,262,000	1,524,523
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes
3.250%	01/17/28	(a)		300	322,035
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds
0.350%	02/01/25		EUR	2,500	2,758,306
1.350%	04/01/30		EUR	1,400	1,562,175
2.100%	07/15/26		EUR	900	1,083,906
2.800%	12/01/28		EUR	1,000	1,269,678
3.000%	08/01/29		EUR	2,300	2,974,683
Bonds, 144A
3.850%	09/01/49		EUR	600	873,111
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, 144A
6.125%	06/15/33			550	554,469
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
6.750%	04/28/28			700	831,427

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
7.875%	07/28/45			780	$1,053,013
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
3.375%	10/31/23			200	210,389
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A
3.375%	09/27/23			800	838,602
Sr. Unsec’d. Notes, EMTN
2.125%	04/13/21			1,100	1,102,372
Jordan Government International Bond (Jordan),
Sr. Unsec’d. Notes, 144A
7.375%	10/10/47			715	761,560
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
3.875%	10/14/24			2,005	2,150,647
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes, 144A
7.000%	05/22/27			370	393,524
7.250%	02/28/28			200	217,314
8.000%	05/22/32			800	871,161
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes, 144A
3.500%	03/20/27			1,350	1,451,129
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes
6.125%	03/09/21			500	524,463
Mexican Bonos (Mexico),
Bonds, Series M
8.000%	11/07/47		MXN	58,560	3,388,406
Bonds, Series M
7.750%	05/29/31		MXN	4,800	271,268
Sr. Unsec’d. Notes, Series M
7.750%	11/23/34		MXN	16,960	962,158
7.750%	11/13/42		MXN	94,446	5,298,008
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
4.600%	01/23/46	(a)		3,440	3,733,249
New South Wales Treasury Corp. (Australia),
Gov’t. Gtd. Notes
2.750%	11/20/25		AUD	500	533,512
New Zealand Government Inflation Linked Bond (New Zealand),
Sr. Unsec’d. Notes, TIPS
2.000%	09/20/25		NZD	1,000	803,363
Sr. Unsec’d. Notes, Series 0930
3.000%	09/20/30		NZD	300	272,416
Sr. Unsec’d. Notes, Series 0935
2.500%	09/20/35		NZD	200	178,842
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes, 144A
7.625%	11/21/25			580	639,573
Sr. Unsec’d. Notes, 144A, MTN
7.625%	11/28/47			1,410	1,373,853
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
6.750%	01/17/48			1,240	1,243,925
Sr. Unsec’d. Notes, 144A
5.625%	01/17/28			1,590	1,645,246

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, 144A, MTN
6.000%	08/01/29			900	$940,107
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.750%	03/16/25			680	722,291
3.870%	07/23/60	(a)		800	861,975
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes, 144A
5.000%	04/15/26			370	408,919
5.400%	03/30/50			200	229,598
Peru Government Bond (Peru),
Sr. Unsec’d. Notes, 144A
5.940%	02/12/29		PEN	1,300	442,587
6.150%	08/12/32		PEN	2,600	888,560
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
5.625%	11/18/50	(a)		1,020	1,490,031
5.940%	02/12/29		PEN	600	203,879
6.550%	03/14/37			210	306,589
Sr. Unsec’d. Notes, 144A
5.940%	02/12/29		PEN	300	101,940
6.350%	08/12/28		PEN	2,900	1,014,298
6.950%	08/12/31		PEN	1,000	364,003
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
3.700%	02/02/42	(a)		1,400	1,586,728
3.950%	01/20/40	(a)		790	905,566
5.000%	01/13/37			600	765,535
Province of British Columbia Canada (Canada),
Unsec’d. Notes
2.700%	12/18/22		CAD	300	236,488
Province of Ontario (Canada),
Unsec’d. Notes
3.150%	06/02/22		CAD	1,500	1,189,593
Province of Quebec (Canada),
Unsec’d. Notes
3.000%	09/01/23		CAD	700	559,165
3.500%	12/01/22		CAD	900	724,689
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
9.125%	03/16/24			1,770	774,900
Provincia de Buenos Aires/Government Bonds (Argentina),
Sr. Unsec’d. Notes, 144A
7.875%	06/15/27			380	161,449
Provincia de Cordoba (Argentina),
Sr. Unsec’d. Notes, 144A
7.450%	09/01/24			380	271,864
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
4.817%	03/14/49			760	938,191
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23			1,900	2,005,823
4.000%	03/14/29			600	669,277
4.500%	04/23/28			600	687,080
4.817%	03/14/49			2,150	2,654,093
5.103%	04/23/48			850	1,091,061

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Queensland Treasury Corp. (Australia),
Gov’t. Gtd. Notes, 144A, MTN
3.000%	03/22/24	AUD	1,000	$751,412
Republic of Armenia International Bond (Armenia),
Sr. Unsec’d. Notes, 144A
3.950%	09/26/29		1,930	1,909,684
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	1,000	1,655,649
Republic of South Africa Government Bond (South Africa),
Sr. Unsec’d. Notes, Series R209
6.250%	03/31/36	ZAR	31,180	1,592,774
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.300%	10/12/28		630	617,231
5.375%	07/24/44		1,050	998,521
5.750%	09/30/49		1,090	1,059,921
Russian Federal Bond (Russia),
Bonds, Series 6207
8.150%	02/03/27	RUB	189,508	3,411,863
Bonds, Series 6209
7.600%	07/20/22	RUB	139,450	2,350,646
Bonds, Series 6212
7.050%	01/19/28	RUB	257,562	4,384,705
Bonds, Series 6219
7.750%	09/16/26	RUB	21,560	378,746
Bonds, Series 6220
7.400%	12/07/22	RUB	4,170	70,281
Bonds, Series 6221
7.700%	03/23/33	RUB	53,980	970,888
Bonds, Series 6224
6.900%	05/23/29	RUB	90,680	1,539,804
Bonds, Series 6225
7.250%	05/10/34	RUB	86,290	1,497,688
Bonds, Series 6226
7.950%	10/07/26	RUB	21,570	382,324
Bonds, Series 6228
7.650%	04/10/30	RUB	28,040	498,315
Bonds, Series 6230
7.700%	03/16/39	RUB	112,481	2,051,094
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes
5.625%	04/04/42		200	261,813
Sr. Unsec’d. Notes, 144A
5.625%	04/04/42		1,600	2,094,501
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
2.875%	03/04/23		2,500	2,544,577
3.625%	03/04/28		500	528,114
4.000%	04/17/25		1,100	1,186,811
Sr. Unsec’d. Notes, EMTN
2.375%	10/26/21		300	301,144
4.625%	10/04/47		1,520	1,711,389
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes, 144A
6.750%	03/13/48		280	281,666
Unsec’d. Notes, 144A
6.250%	05/23/33		830	872,315

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Spain Government Bond (Spain),
Notes, 144A
0.600%	10/31/29		EUR	2,500	$2,841,013
Sr. Unsec’d. Notes, 144A
0.250%	07/30/24	(v)	EUR	800	911,063
1.400%	07/30/28		EUR	2,500	3,052,277
1.450%	04/30/29		EUR	1,100	1,323,488
2.700%	10/31/48		EUR	100	149,158
2.900%	10/31/46		EUR	600	919,048
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
6.125%	06/03/25			600	582,837
6.200%	05/11/27			1,000	937,670
Sr. Unsec’d. Notes, 144A
6.825%	07/18/26			290	285,710
Swiss Confederation Government Bond (Switzerland),Bonds
3.500%	04/08/33		CHF	800	1,252,545
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22			1,000	1,011,417
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
3.250%	03/23/23			1,150	1,104,063
4.250%	04/14/26	(a)		810	756,255
5.750%	03/22/24			1,400	1,432,360
5.750%	05/11/47			1,210	1,069,713
6.350%	08/10/24			750	784,751
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/21			480	508,274
9.750%	11/01/28			550	668,616
Sr. Unsec’d. Notes, 144A
7.375%	09/25/32			2,070	2,206,313
United Kingdom Gilt (United Kingdom),Bonds
4.250%	06/07/32		GBP	100	183,342
4.250%	03/07/36	(v)	GBP	1,900	3,666,951
4.500%	09/07/34	(v)	GBP	500	969,104
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	10/27/27	(a)		192	212,245
4.375%	01/23/31			270	301,837
4.975%	04/20/55	(a)		780	918,965
5.100%	06/18/50	(a)		200	240,022
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes, 144A
4.800%	11/19/24			680	744,577

TOTAL SOVEREIGN BONDS (cost $203,892,224)					206,239,979

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.2%
Federal National Mortgage Assoc.
2.500%	TBA			2,000	1,976,484
3.000%	TBA			5,200	5,269,672
3.000%	TBA			10,800	10,944,703
3.000%	10/01/49			497	508,994
3.500%	TBA			27,200	27,972,438

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	10/01/34		98	$102,916
3.500%	03/01/49		7,870	8,084,781
3.500%	05/01/49		192	201,927
3.500%	06/01/49		185	190,042
3.500%	01/01/59		388	409,129
4.000%	TBA		24,000	24,974,063
4.000%	TBA		18,400	19,146,781
4.000%	03/01/49		5,000	5,202,600

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $104,803,996)				104,984,530

U.S. TREASURY OBLIGATIONS — 7.6%
U.S. Treasury Bonds
2.250%	08/15/49		390	378,300
2.375%	11/15/49		1,670	1,664,520
3.125%	02/15/43		500	567,187
4.500%	02/15/36		1,050	1,392,398
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/21		18,747	18,710,355
0.125%	04/15/22	(h)(k)	21,210	21,184,516
0.125%	07/15/22		2,149	2,158,295
0.125%	01/15/23		12,235	12,237,260
0.125%	07/15/26		16,974	17,041,019
0.250%	07/15/29		9,920	10,027,965
0.375%	07/15/23		2,799	2,838,490
0.375%	07/15/25		1,183	1,207,602
0.375%	01/15/27		20,476	20,804,369
0.375%	07/15/27		9,300	9,494,703
0.500%	01/15/28		5,276	5,417,645
0.625%	07/15/21		251	254,059
0.625%	04/15/23		8,268	8,398,322
0.625%	01/15/24		513	523,932
0.625%	01/15/26	(h)	28,138	29,013,385
0.625%	02/15/43		839	851,097
0.750%	07/15/28		7,638	8,043,191
0.750%	02/15/42	(h)	228	237,026
0.750%	02/15/45		2,732	2,840,715
0.875%	01/15/29		4,357	4,631,610
0.875%	02/15/47		6,052	6,504,465
1.000%	02/15/46		11,817	13,035,261
1.000%	02/15/48	(h)	5,454	6,048,784
1.000%	02/15/49		6,893	7,677,032
1.250%	07/15/20		5,727	5,779,825
1.375%	02/15/44		7,851	9,274,662
1.750%	01/15/28	(h)(k)	860	966,644
2.000%	01/15/26		19,296	21,466,895
2.125%	02/15/40		5,989	7,840,333
2.125%	02/15/41		5,076	6,697,912
2.375%	01/15/25		36,725	40,956,927
2.375%	01/15/27		2,271	2,622,950
2.500%	01/15/29	(h)(k)	8,400	10,133,408
3.375%	04/15/32		393	540,327
3.625%	04/15/28		16,606	21,254,859
3.875%	04/15/29	(k)	469	627,505
U.S. Treasury Notes
1.625%	09/30/26		1,750	1,728,125
1.625%	11/30/26		4,250	4,193,555
1.625%	08/15/29		2,710	2,640,133

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. TREASURY OBLIGATIONS (continued)
1.750%	11/15/29			1,340	$1,319,691
2.875%	04/30/25	(h)		5,400	5,715,141

TOTAL U.S. TREASURY OBLIGATIONS (cost $351,363,718)					356,942,395

TOTAL LONG-TERM INVESTMENTS (cost $3,318,169,354)					4,146,733,999

				Shares

SHORT-TERM INVESTMENTS — 17.0%
AFFILIATED MUTUAL FUNDS — 9.1%
PGIM Core Ultra Short Bond Fund(w)(vv)				332,076,058	332,076,058
PGIM Institutional Money Market Fund (cost $93,063,757; includes $92,924,768 of cash collateral for securities on loan)(b)(w)				93,049,107	93,067,717

TOTAL AFFILIATED MUTUAL FUNDS (cost $425,139,814)					425,143,775

Interest Rate	Maturity Date		Principal Amount (000)#

COMMERCIAL PAPER — 0.1%
Hannover Funding ECP
—%(p)	02/12/20		EUR	500	561,135
Nomura Bank International ECP
0.060%(n)	04/16/20		EUR	500	561,186

TOTAL COMMERCIAL PAPER (cost $1,111,416)					1,122,321

FOREIGN TREASURY OBLIGATIONS — 0.1%
Argentina Treasury Bills
—%(p)	05/13/20		ARS	3,417	31,839
—%(p)	08/27/20		ARS	406	4,492
57.834%(n)	10/29/20		ARS	19,150	171,289
65.414%(n)	07/29/20		ARS	20,250	203,584
197.119%(n)	02/26/20		ARS	1,140	11,546
Argentina Treasury Bills, Argentina Deposit Rates Badlar Private Banks
ARS 30 to 35 Days+ 0.000%
41.333%(c)	04/03/20		ARS	2,990	39,800
Argentina Treasury Bills, Argentina Deposit Rates Badlar Private Banks
ARS 30 to 35 Days+ 3.000%
43.313%(c)	06/22/20	^	ARS	110	1,602
Brazil Letras do Tesouro Nacional
4.230%(n)	07/01/20		BRL	974	237,159
Czech Republic Ministry of Finance Bill
—%(p)	01/10/20		CZK	4,000	176,388
Mexico Cetes
7.040%(n)	01/09/20		MXN	330	174,319
7.310%(n)	02/06/20		MXN	1,060	556,746
South Africa Treasury Bill
7.204%(n)	03/18/20		ZAR	31,100	2,186,927
7.227%(n)	03/04/20		ZAR	12,300	867,480
7.267%(n)	03/11/20		ZAR	3,600	253,522

Interest Rate	Maturity Date		Principal Amount (000)#		Value

FOREIGN TREASURY OBLIGATIONS (continued)
7.306%(n)	02/26/20		ZAR	1,700	$120,073

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $5,614,433)					5,036,766

REPURCHASE AGREEMENT(m) — 0.1%
The Bank of Nova Scotia - Toronto 1.60%, dated 12/31/19, due 01/02/20 in the amount of $5,300,471 (cost $5,300,000)				5,300	5,300,000

				Shares

UNAFFILIATED FUNDS — 3.1%
BlackRock Liquidity FedFund				43,531,883	43,531,884
BlackRock Liquidity Funds T-Fund				40,334,767	40,334,767
Dreyfus Treasury Securities Cash Management				8,213,147	8,213,147
Goldman Sachs Financial Square Government Fund				43,531,885	43,531,885
Morgan Stanley Institutional Liquidity Funds-Treasury Portfolio				7,846,279	7,846,279

TOTAL UNAFFILIATED FUNDS (cost $143,457,962)					143,457,962

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) — 4.5%
U.S. Treasury Bills
1.457%	02/27/20			53,000	52,878,092
1.529%	03/19/20	(k)		10,050	10,018,167
1.536%	03/05/20	(h)		24,000	23,937,552
1.539%	01/30/20			10,700	10,688,245
1.556%	01/16/20	(h)		1,700	1,699,070
1.568%	02/27/20			800	798,160
1.684%	01/09/20	(k)		31,700	31,691,477
1.754%	01/30/20			78,000	77,914,312

TOTAL U.S. TREASURY OBLIGATIONS
(cost $209,592,242)					209,625,075

OPTIONS PURCHASED*~ — 0.0%
(cost $1,261,377)					872,311

TOTAL SHORT-TERM INVESTMENTS
(cost $791,477,244)					790,558,210

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 105.9%
(cost $4,109,646,598)					4,937,292,209

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

SECURITIES SOLD SHORT — (3.1)%
COMMON STOCKS — (3.0)%	Shares	Value
Aerospace & Defense — (0.1)%
AeroVironment, Inc.*	4,000	$(246,960)
Axon Enterprise, Inc.*	10,300	(754,784)
Boeing Co. (The)	1,600	(521,216)
Bombardier, Inc. (Canada) (Class B Stock)	119,803	(178,060)
Cubic Corp.	4,800	(305,136)
Kratos Defense & Security Solutions, Inc.*	18,100	(325,981)
L3Harris Technologies, Inc.	2,800	(554,036)
National Presto Industries, Inc.	1,100	(97,229)
Saab AB (Sweden) (Class B Stock)	3,267	(109,456)
Singapore Technologies Engineering Ltd. (Singapore)	9,200	(27,000)
TransDigm Group, Inc.	1,000	(560,000)

		(3,679,858)

Air Freight & Logistics — (0.0)%
Atlas Air Worldwide Holdings, Inc.*	4,200	(115,794)
DSV PANALPINA A/S (Denmark)	405	(46,669)

		(162,463)

Airlines — (0.0)%
Singapore Airlines Ltd. (Singapore)	3,500	(23,558)

Auto Components — (0.0)%
Continental AG (Germany)	1,202	(154,683)
Dorman Products, Inc.*	5,600	(424,032)
Freni Brembo SpA (Italy)	14,595	(181,277)
Gentherm, Inc.*	5,500	(244,145)
Motorcar Parts of America, Inc.*	3,200	(70,496)
Nokian Renkaat OYJ (Finland)	1,465	(42,142)
Pirelli & C SpA (Italy)144A	18,583	(107,137)
Stoneridge, Inc.*	1,700	(49,844)

		(1,273,756)

Automobiles — (0.0)%
Daimler AG (Germany)	1,437	(79,740)
Ferrari NV (Italy)	3,136	(519,645)

		(599,385)

Banks — (0.1)%
ABN AMRO Bank NV (Netherlands)144A, CVA	1,246	(22,714)
Allegiance Bancshares, Inc.*	3,300	(124,080)
Atlantic Union Bankshares Corp.	1,600	(60,080)
Banco BPM SpA (Italy)*	6,959	(15,825)
Bank of Hawaii Corp.	4,200	(399,672)
Camden National Corp.	1,400	(64,484)
Columbia Banking System, Inc.	10,900	(443,466)
Commerce Bancshares, Inc.	7,035	(477,958)
Commerzbank AG (Germany)	29,073	(180,436)
Cullen/Frost Bankers, Inc.	6,000	(586,680)
CVB Financial Corp.	9,600	(207,168)
FinecoBank Banca Fineco SpA (Italy)	20,908	(250,595)
First Republic Bank	5,900	(692,955)
Glacier Bancorp, Inc.	3,100	(142,569)
Heritage Financial Corp.	6,300	(178,290)
Independent Bank Corp.	4,100	(341,325)

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Lakeland Financial Corp.	4,300	$(210,399)
Nordea Bank Abp (Finland)	3,931	(31,745)
Seacoast Banking Corp. of Florida*	7,300	(223,161)
Southside Bancshares, Inc.	5,300	(196,842)
Svenska Handelsbanken AB (Sweden) (Class A Stock)	4,126	(44,413)
Tompkins Financial Corp.	2,600	(237,900)
Triumph Bancorp, Inc.*	4,100	(155,882)
United Bankshares, Inc.	4,800	(185,568)
Westamerica Bancorporation	4,600	(311,742)

		(5,785,949)

Beverages — (0.0)%
Anheuser-Busch InBev SA/NV (Belgium)	3,556	(290,156)
Davide Campari-Milano SpA (Italy)	33,049	(301,502)

		(591,658)

Biotechnology — (0.2)%
Agios Pharmaceuticals, Inc.*	10,400	(496,600)
Alector, Inc.*	11,800	(203,314)
Allakos, Inc.*	900	(85,824)
Amicus Therapeutics, Inc.*	20,400	(198,696)
Atara Biotherapeutics, Inc.*	9,300	(153,171)
BioCryst Pharmaceuticals, Inc.*	25,300	(87,285)
Blueprint Medicines Corp.*	3,200	(256,352)
Constellation Pharmaceuticals, Inc.*	6,900	(325,059)
Deciphera Pharmaceuticals, Inc.*	5,500	(342,320)
Epizyme, Inc.*	15,400	(378,840)
Fate Therapeutics, Inc.*	12,700	(248,539)
Flexion Therapeutics, Inc.*	6,100	(126,270)
Galapagos NV (Belgium)*	289	(60,489)
Genmab A/S (Denmark)*	1,346	(299,133)
Heron Therapeutics, Inc.*	13,300	(312,550)
Idorsia Ltd. (Switzerland)*	581	(17,986)
ImmunoGen, Inc.*	22,500	(114,863)
Insmed, Inc.*	14,900	(355,812)
Intercept Pharmaceuticals, Inc.*	3,700	(458,504)
Momenta Pharmaceuticals, Inc.*	17,900	(353,167)
Myriad Genetics, Inc.*	12,600	(343,098)
PDL BioPharma, Inc.*	19,200	(62,304)
Pfenex, Inc.*	5,600	(61,488)
Portola Pharmaceuticals, Inc.*	12,900	(308,052)
Sangamo Therapeutics, Inc.*	19,200	(160,704)
Sarepta Therapeutics, Inc.*	5,600	(722,624)
Stemline Therapeutics, Inc.*	8,200	(87,166)
Vericel Corp.*	6,700	(116,580)

		(6,736,790)

Building Products — (0.1)%
AAON, Inc.	7,500	(370,575)
Insteel Industries, Inc.	3,100	(66,619)
Lennox International, Inc.	2,400	(585,528)
Simpson Manufacturing Co., Inc.	5,600	(449,288)
Trex Co., Inc.*	7,300	(656,124)

		(2,128,134)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Capital Markets — (0.1)%
Banca Generali SpA (Italy)	2,115	$(68,663)
Cboe Global Markets, Inc.	4,700	(564,000)
CME Group, Inc.	2,600	(521,872)
Credit Suisse Group AG (Switzerland)*	10,812	(145,936)
Deutsche Bank AG (Germany)	141,329	(1,104,010)
FactSet Research Systems, Inc.	2,300	(617,090)
Focus Financial Partners, Inc. (Class A Stock)*	7,400	(218,078)
Hamilton Lane, Inc. (Class A Stock)	5,200	(309,920)
Julius Baer Group Ltd. (Switzerland)*	4,800	(247,649)
Partners Group Holding AG (Switzerland)	340	(312,262)
Penson Worldwide, Inc. (original cost $194,328; purchased 07/06/10-01/27/11) 144A^(f)	31,874	—
PJT Partners, Inc. (Class A Stock)	3,300	(148,929)
WisdomTree Investments, Inc.	22,400	(108,416)

		(4,366,825)

Chemicals — (0.1)%
Akzo Nobel NV (Netherlands)	1,049	(106,698)
Albemarle Corp.	8,400	(613,536)
American Vanguard Corp.	4,800	(93,456)
BASF SE (Germany)	422	(32,008)
Celanese Corp.	4,600	(566,352)
Chr Hansen Holding A/S (Denmark)	3,163	(251,318)
Clariant AG (Switzerland)*	1,047	(23,358)
EMS-Chemie Holding AG (Switzerland)	44	(28,920)
GCP Applied Technologies, Inc.*	10,400	(236,184)
Givaudan SA (Switzerland)	22	(68,912)
Hexpol AB (Sweden)	10,705	(104,894)
Ingevity Corp.*	5,000	(436,900)
International Flavors & Fragrances, Inc.	4,900	(632,198)
K+S AG (Germany)	1,227	(15,375)
Koninklijke DSM NV (Netherlands)	372	(48,488)
LANXESS AG (Germany)	930	(62,775)
Linde PLC (United Kingdom)	2,500	(532,250)
Methanex Corp. (Canada)	582	(22,477)
Novozymes A/S (Denmark) (Class B Stock)	5,985	(292,601)
Nutrien Ltd. (Canada)	2,879	(137,836)
OCI NV (Netherlands)*	7,913	(167,138)
Quaker Chemical Corp.	3,000	(493,560)
Sensient Technologies Corp.	7,300	(482,457)
Sika AG (Switzerland)	1,368	(257,120)
Symrise AG (Germany)	1,342	(141,656)
Umicore SA (Belgium)	5,331	(259,757)
Yara International ASA (Norway)	1,966	(82,575)

		(6,190,799)

Commercial Services & Supplies — (0.1)%
ABM Industries, Inc.	7,400	(279,054)
Heritage-Crystal Clean, Inc.*	3,700	(116,069)
Rollins, Inc.	16,600	(550,456)
Stericycle, Inc.*	11,400	(727,434)
Team, Inc.*	4,900	(78,253)
US Ecology, Inc.	3,400	(196,894)

		(1,948,160)

COMMON STOCKS (continued)	Shares	Value
Communications Equipment — (0.0)%
Lumentum Holdings, Inc.*	10,400	$(824,720)
Nokia OYJ (Finland)*	14,215	(52,730)
Plantronics, Inc.	7,000	(191,380)
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	6,297	(54,831)

		(1,123,661)

Construction & Engineering — (0.0)%
Ameresco, Inc. (Class A Stock)*	4,500	(78,750)
Argan, Inc.	2,700	(108,378)
Boskalis Westminster (Netherlands)	6,295	(161,270)
Dycom Industries, Inc.*	600	(28,290)
Granite Construction, Inc.	7,300	(201,991)
NV5 Global, Inc.*	1,800	(90,810)
SNC-Lavalin Group, Inc. (Canada)	20,754	(478,674)
WSP Global, Inc. (Canada)	1,360	(92,866)

		(1,241,029)

Construction Materials — (0.0)%
Buzzi Unicem SpA (Italy)	3,848	(96,894)

Consumer Finance — (0.0)%
FirstCash, Inc.	700	(56,441)
Green Dot Corp. (Class A Stock)*	8,200	(191,060)
World Acceptance Corp.*	1,400	(120,960)

		(368,461)

Containers & Packaging — (0.0)%
Ball Corp.	8,800	(569,096)
BillerudKorsnas AB (Sweden)	7,166	(84,642)
CCL Industries, Inc. (Canada) (Class B Stock)	2,846	(121,243)
Huhtamaki OYJ (Finland)	1,045	(48,498)
Packaging Corp. of America	5,000	(559,950)

		(1,383,429)

Diversified Consumer Services — (0.0)%
OneSpaWorld Holdings Ltd. (Bahamas)	10,400	(175,136)

Diversified Financial Services — (0.0)%
Element Fleet Management Corp. (Canada)	10,583	(90,382)

Diversified Telecommunication Services — (0.0)%
Koninklijke KPN NV (Netherlands)	142,909	(421,891)
Singapore Telecommunications Ltd. (Singapore)	92,900	(232,694)
Telefonica Deutschland Holding AG (Germany)	32,923	(95,755)
Telenor ASA (Norway)	4,798	(85,950)
United Internet AG (Germany)	6,953	(229,956)

		(1,066,246)

Electric Utilities — (0.0)%
Alliant Energy Corp.	9,000	(492,480)
Eversource Energy	6,800	(578,476)
PG&E Corp.*	2,400	(26,088)
Xcel Energy, Inc.	8,200	(520,618)

		(1,617,662)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment — (0.0)%
ABB Ltd. (Switzerland)	16,256	$(393,295)
OSRAM Licht AG (Germany)	7,310	(363,043)
Prysmian SpA (Italy)	15,117	(365,215)
Vicor Corp.*	4,600	(214,912)

		(1,336,465)

Electronic Equipment, Instruments & Components — (0.1)%
Amphenol Corp. (Class A Stock)	3,900	(422,097)
Badger Meter, Inc.	5,000	(324,650)
Cognex Corp.	11,400	(638,856)
FARO Technologies, Inc.*	3,000	(151,050)
FLIR Systems, Inc.	11,200	(583,184)
II-VI, Inc.*	14,300	(481,481)
IPG Photonics Corp.*	3,200	(463,744)
Littelfuse, Inc.	2,400	(459,120)
Napco Security Technologies, Inc.*	3,200	(94,048)
nLight, Inc.*	6,700	(135,876)
Novanta, Inc.*	5,600	(495,264)

		(4,249,370)

Energy Equipment & Services — (0.0)%
Cactus, Inc. (Class A Stock)	8,100	(277,992)
Dril-Quip, Inc.*	3,700	(173,567)
RPC, Inc.	5,300	(27,772)
Saipem SpA (Italy)*	6,474	(31,757)
SBM Offshore NV (Netherlands)	9,979	(186,402)
Subsea 7 SA (United Kingdom)	6,843	(82,796)
Tenaris SA (Luxembourg)	9,974	(112,651)
US Silica Holdings, Inc.	12,100	(74,415)

		(967,352)

Entertainment — (0.0)%
Madison Square Garden Co. (The) (Class A Stock)*	2,100	(617,799)
Roku, Inc.*	5,200	(696,280)
World Wrestling Entertainment, Inc. (Class A Stock)	8,200	(531,934)

		(1,846,013)

Equity Real Estate Investment Trusts (REITs) — (0.1)%
Agree Realty Corp.	4,600	(322,782)
Alexandria Real Estate Equities, Inc.	4,400	(710,952)
Americold Realty Trust	16,600	(581,996)
CareTrust REIT, Inc.	16,100	(332,143)
CorEnergy Infrastructure Trust, Inc.	900	(40,239)
Digital Realty Trust, Inc.	4,700	(562,778)
Easterly Government Properties, Inc.	2,500	(59,325)
Essential Properties Realty Trust, Inc.	4,800	(119,088)
Federal Realty Investment Trust	3,800	(489,174)
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	10,400	(334,672)
Realty Income Corp.	8,900	(655,307)
Safehold, Inc.	5,200	(209,560)
Washington Real Estate Investment Trust	13,500	(393,930)
Weyerhaeuser Co.	22,100	(667,420)

		(5,479,366)

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing — (0.0)%
Chefs’ Warehouse, Inc. (The)*	5,200	$(198,172)
George Weston Ltd. (Canada)	255	(20,230)
Ingles Markets, Inc. (Class A Stock)	2,100	(99,771)
Metro, Inc. (Canada)	624	(25,752)
Sprouts Farmers Market, Inc.*	6,000	(116,100)

		(460,025)

Food Products — (0.0)%
Barry Callebaut AG (Switzerland)	14	(30,929)
Cal-Maine Foods, Inc.	7,400	(316,350)
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	18	(139,691)
Freshpet, Inc.*	6,200	(366,358)
Hain Celestial Group, Inc. (The)*	5,600	(145,348)
Hormel Foods Corp.	8,200	(369,902)
Landec Corp.*	4,500	(50,895)
Limoneira Co.	3,000	(57,690)
Saputo, Inc. (Canada)	1,097	(33,961)

		(1,511,124)

Gas Utilities — (0.0)%
AltaGas Ltd. (Canada)	11,713	(178,417)
Northwest Natural Holding Co.	3,900	(287,547)

		(465,964)

Health Care Equipment & Supplies — (0.1)%
Alcon, Inc. (Switzerland)*	372	(21,043)
Axonics Modulation Technologies, Inc.*	5,400	(149,634)
BioLife Solutions, Inc.*	3,500	(56,630)
Boston Scientific Corp.*	2,600	(117,572)
Cantel Medical Corp.	6,500	(460,850)
China Medical Technologies, Inc. (China) ADR (original cost $78,832; purchased 01/26/11)^(f)	6,255	—
CryoPort, Inc.*	5,700	(93,822)
Demant A/S (Denmark)*	1,086	(34,207)
Elekta AB (Sweden) (Class B Stock)	4,868	(64,138)
Glaukos Corp.*	1,200	(65,364)
Heska Corp.*	1,300	(124,722)
ICU Medical, Inc.*	2,200	(411,664)
iRhythm Technologies, Inc.*	4,600	(313,214)
Misonix, Inc.*	2,400	(44,664)
Neogen Corp.*	6,900	(450,294)
Nevro Corp.*	5,800	(681,732)
OrthoPediatrics Corp.*	2,700	(126,873)
Penumbra, Inc.*	4,000	(657,080)
Shockwave Medical, Inc.*	4,900	(215,208)
Sientra, Inc.*	8,400	(75,096)
Silk Road Medical, Inc.*	4,900	(197,862)
Straumann Holding AG (Switzerland)	43	(42,255)
Surmodics, Inc.*	2,100	(87,003)
Tandem Diabetes Care, Inc.*	9,900	(590,139)
ViewRay, Inc.*	24,400	(102,968)

		(5,184,034)

Health Care Providers & Services — (0.1)%
Addus HomeCare Corp.*	2,600	(252,772)
Amplifon SpA (Italy)	2,632	(75,819)

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
BioTelemetry, Inc.*	5,300	$(245,390)
Covetrus, Inc.*	18,700	(246,840)
Guardant Health, Inc.*	9,100	(711,074)
Hanger, Inc.*	5,300	(146,333)
Joint Corp. (The)*	2,200	(35,508)
National Research Corp.	4,300	(283,542)
Patterson Cos., Inc.	6,600	(135,168)
PetIQ, Inc.*	3,900	(97,695)
Premier, Inc. (Class A Stock)*	5,800	(219,704)
R1 RCM, Inc.*	15,000	(194,700)
US Physical Therapy, Inc.	2,100	(240,135)

		(2,884,680)

Health Care Technology — (0.0)%
Inspire Medical Systems, Inc.*	3,700	(274,577)
Phreesia, Inc.*	5,500	(146,520)
Tabula Rasa HealthCare, Inc.*	3,700	(180,116)
Teladoc Health, Inc.*	9,100	(761,852)
Vocera Communications, Inc.*	4,900	(101,724)

		(1,464,789)

Hotels, Restaurants & Leisure — (0.1)%
Carrols Restaurant Group, Inc.*	7,500	(52,875)
Churchill Downs, Inc.	3,500	(480,200)
Domino’s Pizza, Inc.	1,900	(558,182)
El Pollo Loco Holdings, Inc.*	6,200	(93,868)
Noodles & Co.*	8,100	(44,874)
Papa John’s International, Inc.	5,600	(353,640)
PlayAGS, Inc.*	6,300	(76,419)
Restaurant Brands International, Inc. (Canada)	3,073	(195,898)
Shake Shack, Inc. (Class A Stock)*	5,500	(327,635)
Stars Group, Inc. (The) (Canada)*	3,788	(98,860)
Vail Resorts, Inc.	2,100	(503,643)

		(2,786,094)

Household Durables — (0.0)%
Ethan Allen Interiors, Inc.	4,300	(81,958)
GoPro, Inc. (Class A Stock)*	20,400	(88,536)
Husqvarna AB (Sweden) (Class B Stock)	4,947	(39,616)
iRobot Corp.*	4,800	(243,024)
Leggett & Platt, Inc.	14,100	(716,703)
Sonos, Inc.*	17,300	(270,226)
ZAGG, Inc.*	4,600	(37,306)

		(1,477,369)

Household Products — (0.0)%
WD-40 Co.	2,300	(446,522)

Independent Power & Renewable Electricity Producers — (0.0)%
Clearway Energy, Inc. (Class A Stock)	4,400	(84,128)
Clearway Energy, Inc. (Class C Stock)	14,900	(297,255)
Pattern Energy Group, Inc. (Class A Stock)	8,200	(219,391)

		(600,774)

Industrial Conglomerates — (0.0)%
Raven Industries, Inc.	5,600	(192,976)

COMMON STOCKS (continued)	Shares	Value
Insurance — (0.1)%
AMERISAFE, Inc.	3,100	$(204,693)
Arthur J Gallagher & Co.	7,600	(723,748)
eHealth, Inc.*	4,000	(384,320)
Erie Indemnity Co. (Class A Stock)	2,300	(381,800)
Goosehead Insurance, Inc. (Class A Stock)	2,600	(110,240)
ProAssurance Corp.	9,100	(328,874)
Swiss Re AG (Switzerland)	143	(16,057)

		(2,149,732)

Interactive Media & Services — (0.0)%
Adevinta ASA (France)*	1,220	(14,457)
Cargurus, Inc.*	15,400	(541,772)
Eventbrite, Inc. (Class A Stock)*	8,600	(173,462)
Zillow Group, Inc. (Class C Stock)*	5,600	(257,264)

		(986,955)

Internet & Direct Marketing Retail — (0.1)%
Delivery Hero SE (Germany)144A*	6,181	(489,798)
Grubhub, Inc.*	13,800	(671,232)
Quotient Technology, Inc.*	14,200	(140,012)
Takeaway.com NV (Netherlands)144A*	161	(14,881)
Wayfair, Inc. (Class A Stock)*	3,800	(343,406)
Zalando SE (Germany)144A*	6,764	(343,021)

		(2,002,350)

IT Services — (0.1)%
Adyen NV (Netherlands)144A*	651	(534,134)
Fidelity National Information Services, Inc.	1,400	(194,726)
Fiserv, Inc.*	4,800	(555,024)
Global Payments, Inc.	3,300	(602,448)
Jack Henry & Associates, Inc.	4,000	(582,680)
Limelight Networks, Inc.*	15,600	(63,648)
LiveRamp Holdings, Inc.*	8,100	(389,367)
MongoDB, Inc.*	4,300	(565,923)
Okta, Inc.*	5,400	(622,998)
Shopify, Inc. (Canada) (Class A Stock)*	395	(157,051)
Square, Inc. (Class A Stock)*	9,100	(569,296)
Twilio, Inc. (Class A Stock)*	5,700	(560,196)

		(5,397,491)

Leisure Products — (0.0)%
Clarus Corp.	4,800	(65,088)
Hasbro, Inc.	3,600	(380,196)
Sturm Ruger & Co., Inc.	2,000	(94,060)

		(539,344)

Life Sciences Tools & Services — (0.1)%
Codexis, Inc.*	10,600	(169,494)
Illumina, Inc.*	1,900	(630,306)
Lonza Group AG (Switzerland)*	813	(296,661)
Luminex Corp.	6,900	(159,804)
NanoString Technologies, Inc.*	5,800	(161,356)
QIAGEN NV*	4,300	(147,063)
Quanterix Corp.*	4,600	(108,698)
Waters Corp.*	2,600	(607,490)

		(2,280,872)

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Machinery — (0.2)%
Aalberts NV (Netherlands)	447	$(20,085)
Actuant Corp. (Class A Stock)	10,500	(273,315)
Astec Industries, Inc.	3,800	(159,600)
CNH Industrial NV (United Kingdom)	38,196	(419,581)
Deere & Co.	3,600	(623,736)
Duerr AG (Germany)	445	(15,202)
Energy Recovery, Inc.*	8,900	(87,131)
Evoqua Water Technologies Corp.*	12,600	(238,770)
FLSmidth & Co. A/S (Denmark)	1,415	(56,464)
Fortive Corp.	7,700	(588,203)
Gardner Denver Holdings, Inc.*	14,400	(528,192)
GEA Group AG (Germany)	6,035	(199,160)
Graco, Inc.	3,800	(197,600)
Graham Corp.	1,600	(35,008)
Helios Technologies, Inc.	5,600	(258,888)
KION Group AG (Germany)	226	(15,614)
Lindsay Corp.	1,800	(172,782)
Nordson Corp.	1,600	(260,544)
OC Oerlikon Corp. AG (Switzerland)	13,459	(158,143)
Proto Labs, Inc.*	400	(40,620)
RBC Bearings, Inc.*	3,600	(570,024)
Toro Co. (The)	7,800	(621,426)
Westinghouse Air Brake Technologies Corp.	7,300	(567,940)
Xylem, Inc.	7,500	(590,925)

		(6,698,953)

Marine — (0.0)%
AP Moller - Maersk A/S (Denmark) (Class B Stock)	344	(495,520)
Dfds A/S (Denmark)	760	(37,064)
Kirby Corp.*	6,900	(617,757)
Kuehne + Nagel International AG (Switzerland)	728	(122,789)

		(1,273,130)

Media — (0.1)%
Altice Europe NV (Netherlands)*	40,416	(261,138)
Cardlytics, Inc.*	4,200	(264,012)
Liberty Broadband Corp. (Class A Stock)*	2,800	(348,768)
Liberty Broadband Corp. (Class C Stock)*	2,800	(352,100)
New York Times Co. (The) (Class A Stock)	16,800	(540,456)
Schibsted ASA (Norway) (Class A Stock)	2,209	(66,735)
Sirius XM Holdings, Inc.	88,300	(631,345)
Telenet Group Holding NV (Belgium)	2,799	(125,792)

		(2,590,346)

Metals & Mining — (0.1)%
Agnico Eagle Mines Ltd. (Canada)	3,584	(220,745)
APERAM SA (Luxembourg)	1,157	(37,240)
ArcelorMittal SA (Luxembourg)	26,369	(465,810)
Barrick Gold Corp. (Canada)	13,232	(245,779)
Century Aluminum Co.*	14,300	(107,465)
Compass Minerals International, Inc.	5,900	(359,664)

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
First Quantum Minerals Ltd. (Zambia)	16,191	$(164,210)
Franco-Nevada Corp. (Canada)	2,118	(218,707)
Lundin Mining Corp. (Chile)	23,229	(138,814)
Norsk Hydro ASA (Norway)	65,481	(243,687)
Pan American Silver Corp. (Canada)	642	(15,208)
thyssenkrupp AG (Germany)	58,932	(801,158)
Wheaton Precious Metals Corp. (Canada)	16,421	(488,628)
Yamana Gold, Inc. (Brazil)	16,497	(65,299)

		(3,572,414)

Mortgage Real Estate Investment Trusts (REITs) — (0.0)%
Apollo Commercial Real Estate Finance, Inc.	15,200	(278,008)
Blackstone Mortgage Trust, Inc. (Class A Stock)	15,500	(576,910)
Granite Point Mortgage Trust, Inc.	8,300	(152,554)

		(1,007,472)

Multiline Retail — (0.0)%
Dollarama, Inc. (Canada)	9,263	(318,361)

Multi-Utilities — (0.1)%
Ameren Corp.	6,400	(491,520)
CMS Energy Corp.	9,100	(571,844)
RWE AG (Germany)	30,660	(944,623)
WEC Energy Group, Inc.	6,300	(581,049)

		(2,589,036)

Oil, Gas & Consumable Fuels — (0.1)%
Cameco Corp. (Canada)	13,593	(120,799)
Cenovus Energy, Inc. (Canada)	23,624	(240,142)
Cimarex Energy Co.	9,000	(472,410)
Diamondback Energy, Inc.	5,800	(538,588)
Enbridge, Inc. (Canada)	16,351	(650,111)
EOG Resources, Inc.	4,700	(393,672)
Hess Corp.	2,500	(167,025)
Inter Pipeline Ltd. (Canada)	22,627	(392,755)
Keyera Corp. (Canada)	7,319	(191,746)
Koninklijke Vopak NV (Netherlands)	3,959	(214,832)
Pembina Pipeline Corp. (Canada)	10,239	(379,503)
PrairieSky Royalty Ltd. (Canada)	5,187	(60,836)
Renewable Energy Group, Inc.*	6,300	(169,785)
Suncor Energy, Inc. (Canada)	5,566	(182,426)
TC Energy Corp. (Canada)	9,572	(509,799)
Vermilion Energy, Inc. (Canada)	3,720	(60,818)
Whiting Petroleum Corp.*	16,600	(121,844)
Williams Cos., Inc. (The)	16,900	(400,868)

		(5,267,959)

Paper & Forest Products — (0.0)%
Stora Enso OYJ (Finland) (Class R Stock)	15,684	(227,967)
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	39,011	(395,757)
West Fraser Timber Co. Ltd. (Canada)	4,710	(207,761)

		(831,485)

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Personal Products — (0.0)%
elf Beauty, Inc.*	5,700	$(91,941)
Estee Lauder Cos., Inc. (The) (Class A Stock)	2,900	(598,966)

		(690,907)

Pharmaceuticals — (0.1)%
Aerie Pharmaceuticals, Inc.*	7,800	(188,526)
Cara Therapeutics, Inc.*	7,800	(125,658)
Collegium Pharmaceutical, Inc.*	5,800	(119,364)
Dermira, Inc.*	9,200	(139,472)
MyoKardia, Inc.*	7,600	(553,926)
Nektar Therapeutics*	14,800	(319,458)
Recordati SpA (Italy)	870	(36,705)
Theravance Biopharma, Inc.*	9,100	(235,599)
Tricida, Inc.*	3,200	(120,768)
Vifor Pharma AG (Switzerland)	1,401	(255,664)
WaVe Life Sciences Ltd.*	5,400	(43,281)

		(2,138,421)

Professional Services — (0.1)%
Equifax, Inc.	4,000	(560,480)
IHS Markit Ltd.*	9,800	(738,430)
Upwork, Inc.*	19,000	(202,730)
Verisk Analytics, Inc.	4,600	(686,964)
Willdan Group, Inc.*	1,800	(57,204)

		(2,245,808)

Real Estate Management & Development — (0.0)%
City Developments Ltd. (Singapore)	2,700	(22,043)
Redfin Corp.*	15,600	(329,784)

		(351,827)

Road & Rail — (0.0)%
J.B. Hunt Transport Services, Inc.	4,800	(560,544)
Werner Enterprises, Inc.	9,100	(331,149)

		(891,693)

Semiconductors & Semiconductor Equipment — (0.1)%
Advanced Energy Industries, Inc.*	6,000	(427,200)
Advanced Micro Devices, Inc.*	19,700	(903,442)
ASML Holding NV (Netherlands)	694	(206,414)
First Solar, Inc.*	7,700	(430,892)
Impinj, Inc.*	3,600	(93,096)
Infineon Technologies AG (Germany)	3,515	(80,326)
Marvell Technology Group Ltd.	15,200	(403,712)
Microchip Technology, Inc.	6,800	(712,096)

		(3,257,178)

Software — (0.2)%
2U, Inc.*	10,800	(259,092)
8x8, Inc.*	14,400	(263,520)
Alteryx, Inc. (Class A Stock)*	5,000	(500,350)
Anaplan, Inc.*	9,900	(518,760)
Appfolio, Inc. (Class A Stock)*	2,800	(307,860)
Appian Corp.*	5,700	(217,797)
Avalara, Inc.*	7,800	(571,350)
BlackBerry Ltd. (Canada)*	15,499	(99,662)
Coupa Software, Inc.*	4,800	(702,000)

COMMON STOCKS (continued)	Shares	Value
Software (continued)
DocuSign, Inc.*	11,300	$(837,443)
Everbridge, Inc.*	5,400	(421,632)
Guidewire Software, Inc.*	5,200	(570,804)
Instructure, Inc.*	6,300	(303,723)
LivePerson, Inc.*	11,300	(418,100)
Nemetschek SE (Germany)	231	(15,357)
Pluralsight, Inc. (Class A Stock)*	14,000	(240,940)
PROS Holdings, Inc.*	5,800	(347,536)
Q2 Holdings, Inc.*	7,100	(575,668)
Rapid7, Inc.*	8,400	(470,568)
SailPoint Technologies Holding, Inc.*	14,600	(344,560)
Smartsheet, Inc. (Class A Stock)*	12,400	(557,008)
Splunk, Inc.*	3,800	(569,126)
Temenos AG (Switzerland)*	1,512	(240,050)
Trade Desk, Inc. (The) (Class A Stock)*	2,200	(571,516)
Varonis Systems, Inc.*	5,100	(396,321)
Workday, Inc. (Class A Stock)*	1,500	(246,675)

		(10,567,418)

Specialty Retail — (0.1)%
Abercrombie & Fitch Co. (Class A Stock)	5,900	(102,011)
Advance Auto Parts, Inc.	3,900	(624,624)
Boot Barn Holdings, Inc.*	4,600	(204,838)
Carvana Co.*	8,400	(773,220)
CECONOMY AG (Germany)*	10,474	(64,014)
Dufry AG (Switzerland)*	1,439	(142,856)
Fielmann AG (Germany)	304	(24,603)
Five Below, Inc.*	4,500	(575,370)
Monro, Inc.	5,300	(414,460)
National Vision Holdings, Inc.*	10,500	(340,515)
TJX Cos., Inc. (The)	2,800	(170,968)

		(3,437,479)

Technology Hardware, Storage & Peripherals — (0.0)%
3D Systems Corp.*	20,500	(179,375)
Immersion Corp.*	5,400	(40,122)
Logitech International SA (Switzerland)	534	(25,260)
Pure Storage, Inc. (Class A Stock)*	41,400	(708,354)
Stratasys Ltd.*	9,200	(186,070)

		(1,139,181)

Textiles, Apparel & Luxury Goods — (0.0)%
Canada Goose Holdings, Inc. (Canada)*	5,470	(198,024)
Cie Financiere Richemont SA (Switzerland)	940	(73,938)
Gildan Activewear, Inc. (Canada)	496	(14,664)
Moncler SpA (Italy)	2,852	(128,369)
Oxford Industries, Inc.	2,700	(203,634)
Puma SE (Germany)	610	(46,737)

		(665,366)

Thrifts & Mortgage Finance — (0.0)%
LendingTree, Inc.*	1,800	(546,192)
Northfield Bancorp, Inc.	6,200	(105,152)
Northwest Bancshares, Inc.	18,100	(301,003)

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Thrifts & Mortgage Finance (continued)
Provident Financial Services, Inc.	11,300	$(278,545)

		(1,230,892)

Tobacco — (0.0)%
Swedish Match AB (Sweden)	6,005	(309,617)

Trading Companies & Distributors — (0.1)%
Air Lease Corp.	14,100	(670,032)
Fastenal Co.	18,800	(694,660)
Finning International, Inc. (Canada)	5,883	(114,620)
NOW, Inc.*	17,700	(198,948)
SiteOne Landscape Supply, Inc.*	7,200	(652,680)

		(2,330,940)

Transportation Infrastructure — (0.0)%
Atlantia SpA (Italy)	7,531	(175,643)

Water Utilities — (0.0)%
Aqua America, Inc.	2,500	(117,350)

Wireless Telecommunication Services — (0.0)%
Boingo Wireless, Inc.*	7,400	(81,030)
Millicom International Cellular SA (Colombia)SDR	2,462	(117,981)
Tele2 AB (Sweden) (Class B Stock)	3,455	(50,075)

		(249,086)

TOTAL COMMON STOCKS (proceeds received $125,583,395)		(139,307,858)

PREFERRED STOCKS — (0.0)%
Chemicals — (0.0)%
FUCHS PETROLUB SE (Germany) (PRFC)	1,253	(62,358)

Health Care Equipment & Supplies — (0.0)%
Sartorius AG (Germany) (PRFC)	609	(131,081)

TOTAL PREFERRED STOCKS (proceeds received $140,440)		(193,439)

Interest Rate	Maturity Date	Principal Amount (000)#

SOVEREIGN BOND — (0.1)%
Canadian Government Bond (Canada),
2.750%	12/01/48	CAD	3,900	(3,676,780)

(proceeds received $3,351,168)
TOTAL SECURITIES SOLD SHORT (proceeds received $129,075,003)				(143,178,077)

Value

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $1,829,545)	$(1,081,038)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 102.8% (cost $3,978,742,050)	4,793,033,094
Liabilities in excess of other assets(z) — (2.8)%	(131,011,660)

NET ASSETS — 100.0%	$4,662,021,434

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

~	See tables subsequent to the Schedule of Investments for options detail.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $143,632 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $91,106,389; cash collateral of $92,924,768 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $949,850. The aggregate value of $90,595 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(m)	Repurchase agreements are collateralized by a U.S. Treasury Securities (coupon rate 2.25%, maturity date 11/15/2024), with the aggregate value, including accrued interest, of $5,396,434.

(n)	Rate shown is the effective yield at purchase date.

(p)	Interest rate not available as of December 31, 2019.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(u)	Represents security, or a portion thereof, segregated as collateral for short sales.

(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreements.

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(vv)	Includes an amount of $3,121,981 segregated as collateral for OTC derivatives.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc. (proceeds receivable $103,578)	3.500%	TBA	01/16/20	(100)	$(103,681)

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
5 Year U.S. Treasury Notes Futures	Call	01/24/20	$118.50	27		27	$9,281
5 Year U.S. Treasury Notes Futures	Call	01/24/20	$122.00	43		43	—
5 Year U.S. Treasury Notes Futures	Call	01/24/20	$122.25	143		143	—
5 Year U.S. Treasury Notes Futures	Call	01/24/20	$126.25	200		200	—
10 Year Canadian Bond Futures	Call	02/21/20	169.00	22	CAD	22	85
10 Year Euro-Bund Futures	Call	01/24/20	172.50	5	EUR	5	953
10 Year Euro-Bund Futures	Call	01/24/20	180.00	209	EUR	209	2,344
10 Year Euro-Bund Futures	Call	02/21/20	181.00	267	EUR	267	2,995
10 Year Euro-Bund Futures	Call	02/21/20	187.00	87	EUR	87	976
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$131.00	48		48	1,500
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$134.50	105		105	—
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$136.00	477		477	—
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$136.50	228		228	—
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$138.00	449		449	—
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$138.50	300		300	—
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$140.00	207		207	—
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$133.50	178		178	5,563
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$135.50	18		18	281
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$141.50	62		62	—
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$142.00	2		2	—
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$143.00	8		8	—
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$143.50	8		8	—
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$145.00	12		12	—
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$155.50	5		5	7,109
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$156.00	14		14	16,188
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$156.50	5		5	4,609
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$157.00	4		4	2,938
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$175.00	68		68	—
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$177.00	30		30	—
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$178.00	47		47	—
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$180.00	49		49	—
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$181.00	164		164	—
20 Year U.S. Treasury Bonds Futures	Call	02/21/20	$171.00	30		30	469
30 Year U.S. Ultra Treasury Bonds	Call	02/21/20	$245.00	12		12	—
Australian Dollar Currency	Call	01/03/20	68.00	6		6	14,340
Australian Dollar Currency	Call	01/03/20	68.50	6		6	11,340
Australian Dollar Currency	Call	02/07/20	69.50	5		5	5,850
Canadian Dollar Currency	Call	01/03/20	76.00	6		6	6,540
Euro Dollar Futures	Call	03/14/22	$99.75	8		20	750
Euro Dollar Futures	Call	06/13/22	$99.75	14		35	1,575
Euro Futures	Call	01/03/20	1.11	26		3,250	59,150
Euro-Bobl	Call	02/21/20	138.50	50	EUR	50	280
Euro-Bobl	Call	02/21/20	139.00	14	EUR	14	79

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Purchased (continued):

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Euro-OAT	Call	01/24/20	172.00	49	EUR	49	$550
Euro-OAT	Call	02/21/20	190.00	1	EUR	1	11
Euro-Schatz	Call	02/21/20	114.00	225	EUR	225	1,262
Euro-Schatz	Call	02/21/20	114.00	528	EUR	528	2,961
U.K. Gilt	Call	02/21/20	165.00	9	GBP	9	—
2 Year U.S. Treasury Notes Futures	Put	01/24/20	$106.25	20		40	—
2 Year U.S. Treasury Notes Futures	Put	02/21/20	$105.75	534		1,068	—
2 Year U.S. Treasury Notes Futures	Put	02/21/20	$106.00	14		28	—
2 Year U.S. Treasury Notes Futures	Put	02/21/20	$106.63	98		196	—
2 Year U.S. Treasury Notes Futures	Put	02/21/20	$106.88	17		34	—
5 Year U.S. Treasury Notes Futures	Put	01/24/20	$114.50	22		22	—
5 Year U.S. Treasury Notes Futures	Put	02/21/20	$111.00	67		67	—
5 Year U.S. Treasury Notes Futures	Put	02/21/20	$111.75	56		56	—
5 Year U.S. Treasury Notes Futures	Put	02/21/20	$113.50	6		6	—
5 Year U.S. Treasury Notes Futures	Put	02/21/20	$114.50	1,937		1,937	15,134
5 Year U.S. Treasury Notes Futures	Put	02/21/20	$115.25	154		154	1,203
5 Year U.S. Treasury Notes Futures	Put	02/21/20	$115.50	283		283	2,211
10 Year Euro-Bund Futures	Put	02/21/20	157.00	37	EUR	37	415
10 Year Euro-Bund Futures	Put	02/21/20	161.00	47	EUR	47	527
10 Year U.S. Treasury Notes Futures	Put	01/24/20	$128.00	18		18	5,906
10 Year U.S. Treasury Notes Futures	Put	01/24/20	$128.50	5		5	2,734
10 Year U.S. Treasury Notes Futures	Put	02/21/20	$117.50	18		18	—
20 Year U.S. Treasury Bonds Futures	Put	01/24/20	$143.00	539		539	—
20 Year U.S. Treasury Bonds Futures	Put	01/24/20	$145.00	486		486	7,594
30 Year U.S. Ultra Treasury Bonds	Put	02/21/20	$125.00	6		6	—
Australian Dollar Currency	Put	01/03/20	68.00	6		6	30
Canadian Dollar Currency	Put	01/03/20	75.50	6		6	30
Euro Futures	Put	01/03/20	1.11	6		750	38
Euro-Bobl	Put	02/21/20	129.50	50	EUR	50	280
Euro-BTP	Put	01/24/20	119.00	39	EUR	39	437
Euro-OAT	Put	02/21/20	145.00	34	EUR	34	381
Japanese Yen Currency	Put	01/03/20	92.00	6		8	225

Total Exchange Traded (cost $343,102)							$197,124

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs KRW	Call	Barclays Bank PLC	01/30/20	1,194.30	—		2,800	$1,772
Currency Option USD vs MXN	Call	HSBC Bank USA, N.A.	02/04/20	23.50	—		1,500	10
Currency Option EUR vs NOK	Put	HSBC Bank USA, N.A.	01/20/20	9.90	—	EUR	930	7,847
Currency Option USD vs BRL	Put	Citibank, N.A.	01/10/20	4.11	—		1,400	32,469
Currency Option USD vs BRL	Put	Citibank, N.A.	01/22/20	4.01	—		2,890	25,564
Currency Option USD vs BRL	Put	Barclays Bank PLC	02/04/20	3.95	—		3,150	17,181
Currency Option USD vs BRL	Put	Goldman Sachs Bank USA	03/19/20	4.10	—		1,489	44,112
Currency Option USD vs BRL	Put	Barclays Bank PLC	04/23/20	3.90	—		1,550	14,028
Currency Option USD vs CLP	Put	Citibank, N.A.	01/23/20	711.83	—		1,445	355
Currency Option USD vs CNH	Put	HSBC Bank USA, N.A.	03/06/20	6.90	—		6,144	19,769
Currency Option USD vs COP	Put	Citibank, N.A.	01/23/20	3,339.00	—		1,445	29,742
Currency Option USD vs GBP	Put	BNP Paribas S.A.	02/18/20	1.34	—		1,420	9,563
Currency Option USD vs GBP	Put	BNP Paribas S.A.	03/19/20	1.31	—		1,489	32,858
Currency Option USD vs IDR	Put	JPMorgan Chase Bank, N.A.	01/14/20	14,000.00	—		2,160	25,200
Currency Option USD vs INR	Put	Barclays Bank PLC	01/13/20	68.50	—		2,850	3
Currency Option USD vs INR	Put	Barclays Bank PLC	01/17/20	71.00	—		1,555	3,193
Currency Option USD vs INR	Put	Goldman Sachs Bank USA	05/13/20	62.50	—		7,500	80
Currency Option USD vs RUB	Put	JPMorgan Chase Bank, N.A.	02/19/20	63.25	—		1,480	30,861

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs RUB	Put	JPMorgan Chase Bank, N.A.	04/08/20	61.00	—	1,480	$8,966
FNMA TBA 3.5%	Put	JPMorgan Chase Bank, N.A.	01/07/20	$73.00	—	800	—

Total OTC Traded (cost $410,592)							$303,573

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
1-Year Interest Rate Swap, 03/12/21	Call	Bank of America, N.A.	03/10/20	1.50%	1.50%(S)	3 Month LIBOR(Q)	40,480	$3,687
1-Year Interest Rate Swap, 03/12/21	Call	Deutsche Bank AG	03/10/20	1.50%	1.50%(S)	3 Month LIBOR(Q)	41,810	3,808
2-Year Interest Rate Swap, 10/06/22	Call	JPMorgan Chase Bank, N.A.	10/02/20	1.07%	1.07%(S)	3 Month LIBOR(Q)	45,400	42,000
30-Year Interest Rate Swap, 06/10/50	Put	Morgan Stanley Capital Services LLC	06/08/20	2.01%	3 Month LIBOR(Q)	2.01%(Q)	600	29,037
30-Year Interest Rate Swap, 06/11/50	Put	Morgan Stanley Capital Services LLC	06/09/20	1.98%	3 Month LIBOR(Q)	1.98%(Q)	400	20,590
30-Year Interest Rate Swap, 08/21/50	Put	Deutsche Bank AG	08/19/20	1.78%	3 Month LIBOR(Q)	1.78%(Q)	800	73,005
30-Year Interest Rate Swap, 08/25/51	Put	Morgan Stanley Capital Services LLC	08/23/21	1.75%	3 Month LIBOR(Q)	1.75%(Q)	600	70,441
30-Year Interest Rate Swap, 08/31/51	Put	Credit Suisse International	08/26/21	1.73%	3 Month LIBOR(Q)	1.73%(Q)	700	84,133
30-Year Interest Rate Swap, 09/17/51	Put	Bank of America, N.A.	09/15/21	2.17%	3 Month LIBOR(Q)	2.18%(S)	700	43,553
CDX.NA.IG.33.V1, 12/20/24	Put	Bank of America, N.A.	01/15/20	0.80%	CDX.NA.IG.33.V1(Q)	1.00%(Q)	7,000	233
CDX.NA.IG.33.V1, 12/20/24	Put	Bank of America, N.A.	02/19/20	0.80%	CDX.NA.IG.33.V1(Q)	1.00%(Q)	9,000	1,127

Total OTC Swaptions (cost $507,683)								$371,614

Total Options Purchased (cost $1,261,377)								$872,311

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
5 Year U.S. Treasury Notes Futures	Call	01/24/20	$118.75	60		60	$(13,125)
5 Year U.S. Treasury Notes Futures	Call	01/24/20	$119.00	151		151	(20,055)
5 Year U.S. Treasury Notes Futures	Call	01/24/20	$119.25	54		54	(4,219)
5 Year U.S. Treasury Notes Futures	Call	02/21/20	$118.75	26		26	(9,547)
5 Year U.S. Treasury Notes Futures	Call	02/21/20	$119.00	53		53	(14,492)
10 Year Euro-Bund Futures	Call	01/24/20	171.50	5	EUR	5	(2,187)
10 Year Euro-Bund Futures	Call	01/24/20	173.50	11	EUR	11	(864)

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
10 Year Euro-Bund Futures	Call	02/21/20	172.00	19	EUR	19	$(3,141)
10 Year Euro-Bund Futures	Call	02/21/20	172.00	5	EUR	5	(11,935)
10 Year Euro-Bund Futures	Call	02/21/20	172.50	17	EUR	17	(8,009)
10 Year Euro-Bund Futures	Call	02/21/20	175.00	22	EUR	22	(2,221)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$128.50	31		31	(14,531)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$128.75	15		15	(5,391)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$129.00	2		2	(531)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$129.00	35		35	(9,297)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$129.50	20		20	(2,812)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$129.50	24		24	(3,375)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$130.00	12		12	(938)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$130.00	71		71	(5,547)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$130.50	6		6	(281)
10 Year U.S. Treasury Notes Futures	Call	01/24/20	$130.50	17		17	(797)
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$129.00	35		35	(18,594)
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$129.50	32		32	(12,000)
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$130.50	17		17	(2,922)
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$131.00	142		142	(17,750)
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$131.50	33		33	(3,094)
10 Year U.S. Treasury Notes Futures	Call	02/21/20	$132.00	78		78	(4,875)
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$158.00	28		28	(12,250)
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$159.00	15		15	(3,750)
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$160.00	14		14	(2,187)
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$161.00	5		5	(469)
20 Year U.S. Treasury Bonds Futures	Call	01/24/20	$162.00	9		9	(563)
20 Year U.S. Treasury Bonds Futures	Call	02/21/20	$157.00	13		13	(16,656)
20 Year U.S. Treasury Bonds Futures	Call	02/21/20	$158.00	21		21	(19,687)
20 Year U.S. Treasury Bonds Futures	Call	02/21/20	$160.00	74		74	(35,844)
20 Year U.S. Treasury Bonds Futures	Call	02/21/20	$161.00	54		54	(18,562)
20 Year U.S. Treasury Bonds Futures	Call	02/21/20	$162.00	6		6	(1,500)
20 Year U.S. Treasury Bonds Futures	Call	02/21/20	$164.00	11		11	(1,375)
Australian Dollar Currency	Call	02/07/20	69.00	2		2	(3,120)
Euro Futures	Call	01/03/20	1.12	3		375	(3,112)
Euro Futures	Call	02/07/20	1.13	3		375	(3,412)
GBP Currency	Call	02/07/20	133.00	5		3	(4,250)
GBP Currency	Call	02/07/20	135.00	5		3	(1,875)
Japanese Yen Currency	Call	01/03/20	92.00	3		4	(1,838)
5 Year U.S. Treasury Notes Futures	Put	01/24/20	$118.00	72		72	(5,625)
5 Year U.S. Treasury Notes Futures	Put	01/24/20	$118.25	32		32	(4,500)
5 Year U.S. Treasury Notes Futures	Put	01/24/20	$118.50	52		52	(12,187)
5 Year U.S. Treasury Notes Futures	Put	01/24/20	$118.75	6		6	(2,156)
5 Year U.S. Treasury Notes Futures	Put	02/21/20	$118.00	17		17	(3,320)
5 Year U.S. Treasury Notes Futures	Put	02/21/20	$118.50	50		50	(19,141)
10 Year Euro-Bund Futures	Put	01/24/20	171.50	11	EUR	11	(17,274)
10 Year Euro-Bund Futures	Put	02/21/20	172.00	19	EUR	19	(44,116)
10 Year U.S. Treasury Notes Futures	Put	01/24/20	$127.00	12		12	(1,125)
10 Year U.S. Treasury Notes Futures	Put	01/24/20	$127.00	2		2	(188)
10 Year U.S. Treasury Notes Futures	Put	01/24/20	$127.50	6		6	(1,125)
10 Year U.S. Treasury Notes Futures	Put	01/24/20	$129.00	6		6	(5,062)
10 Year U.S. Treasury Notes Futures	Put	01/24/20	$129.50	20		20	(24,375)
10 Year U.S. Treasury Notes Futures	Put	02/21/20	$128.00	28		28	(16,187)
10 Year U.S. Treasury Notes Futures	Put	02/21/20	$128.50	16		16	(13,000)
20 Year U.S. Treasury Bonds Futures	Put	01/24/20	$155.00	8		8	(6,500)
20 Year U.S. Treasury Bonds Futures	Put	01/24/20	$156.00	5		5	(6,250)

Total Exchange Traded (premiums received $847,392)							$(505,111)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs BRL	Call	Barclays Bank PLC	02/04/20	4.15	—		3,150	$(12,248)
Currency Option USD vs BRL	Call	JPMorgan Chase Bank, N.A.	02/18/20	4.41	—		1,420	(1,088)
Currency Option USD vs BRL	Call	Barclays Bank PLC	04/23/20	4.40	—		1,550	(6,779)
Currency Option USD vs CNH	Call	Standard Chartered Bank, London	01/15/20	7.08	—		972	(404)
Currency Option USD vs CNH	Call	HSBC Bank USA, N.A.	03/06/20	7.14	—		3,072	(6,280)
Currency Option USD vs IDR	Call	JPMorgan Chase Bank, N.A.	01/14/20	15,000.00	—		2,160	—
Currency Option USD vs INR	Call	Barclays Bank PLC	01/13/20	71.70	—		2,850	(4,581)
Currency Option USD vs INR	Call	Barclays Bank PLC	01/17/20	74.00	—		1,555	(105)
Currency Option USD vs RUB	Call	JPMorgan Chase Bank, N.A.	02/19/20	66.65	—		1,480	(1,413)
Currency Option USD vs RUB	Call	JPMorgan Chase Bank, N.A.	04/08/20	65.19	—		1,480	(9,935)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	JPMorgan Chase Bank, N.A.	04/20/24	4.00%	—		800	(22)
Inflation Cap Option, Inflation on the CPI Urban Consumer NSA	Call	JPMorgan Chase Bank, N.A.	05/14/24	4.00%	—		200	—
Inflation Cap Option, Inflation on the Eurostat Eurozone HICP	Call	Goldman Sachs Bank USA	06/20/35	3.00%	—	EUR	500	(1,125)
Currency Option GBP vs EUR	Put	Goldman Sachs Bank USA	01/17/20	1.29	—	GBP	780	(604)
Currency Option GBP vs EUR	Put	Goldman Sachs Bank USA	01/24/20	1.28	—	GBP	784	(930)
Currency Option USD vs BRL	Put	Citibank, N.A.	01/10/20	4.00	—		2,800	(11,388)
Currency Option USD vs BRL	Put	Barclays Bank PLC	02/04/20	3.80	—		3,150	(1,860)
Currency Option USD vs BRL	Put	Goldman Sachs Bank USA	03/19/20	4.00	—		2,977	(45,615)
Currency Option USD vs CNH	Put	Standard Chartered Bank, London	01/15/20	6.95	—		972	(2,459)
Currency Option USD vs GBP	Put	BNP Paribas S.A.	03/19/20	1.33	—		2,977	(38,979)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Morgan Stanley Capital Services LLC	01/02/20	0.00%	—		18,900	—
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	JPMorgan Chase Bank, N.A.	03/22/20	0.00%	—		1,900	—

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Citibank, N.A.	04/05/20	0.00%	—	2,500	$—
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	JPMorgan Chase Bank, N.A.	09/30/20	0.00%	—	1,000	—
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Morgan Stanley Capital Services LLC	10/05/22	0.00%	—	3,500	(1,736)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA	Put	Morgan Stanley Capital Services LLC	10/06/22	0.00%	—	2,000	(992)

Total OTC Traded (premiums received $390,332)							$(148,543)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay		Notional Amount (000)#	Value
2- Year Interest Rate Swap, 02/27/22	Call	Bank of America, N.A.	02/25/20	1.57%	3 Month LIBOR	(Q)	1.57%	(Q)	5,700	$(4,392)
2- Year Interest Rate Swap, 02/26/22	Call	Goldman Sachs Bank USA	02/26/20	1.54%	3 Month LIBOR	(Q)	1.54%	(S)	4,600	(2,800)
5- Year Interest Rate Swap, 03/12/25	Call	Bank of America, N.A.	03/10/20	1.40%	3 Month LIBOR	(Q)	1.40%	(S)	2,716	(2,792)
5- Year Interest Rate Swap, 03/12/25	Call	Citibank, N.A.	03/10/20	1.40%	3 Month LIBOR	(Q)	1.40%	(S)	5,874	(6,037)
5- Year Interest Rate Swap, 03/12/25	Call	Deutsche Bank AG	03/10/20	1.40%	3 Month LIBOR	(Q)	1.40%	(S)	8,870	(9,117)
10- Year Interest Rate Swap, 10/06/30	Call	JPMorgan Chase Bank, N.A.	10/02/20	1.30%	3 Month LIBOR	(Q)	1.30%	(S)	9,500	(44,283)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
3 Month x 5-Year Interest Rate Swap, 11/4/24	Call	Citibank, N.A.	02/04/20	1.37%	3 Month LIBOR(Q)	1.37%(S)		1,100	$(229)
CDX.NA.IG.33.V1, 12/20/24	Call	BNP Paribas S.A.	02/19/20	0.48%	CDX.NA.IG.33.V1(Q)	1.00%(Q)		400	(651)
CDX.NA.IG.33.V1, 12/20/24	Call	Bank of America, N.A.	02/19/20	0.48%	CDX.NA.IG.33.V1(Q)	1.00%(Q)		400	(651)
iTraxx.32.V1, 12/20/24	Call	Deutsche Bank AG	01/15/20	0.48%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	500	(971)
iTraxx.32.V1, 12/20/24	Call	Deutsche Bank AG	01/15/20	0.48%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	500	(971)
iTraxx.32.V1, 12/20/24	Call	BNP Paribas S.A.	01/15/20	0.48%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	200	(388)
iTraxx.32.V1, 12/20/24	Call	Deutsche Bank AG	02/19/20	0.43%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	300	(200)
iTraxx.32.V1, 12/20/24	Call	Deutsche Bank AG	02/19/20	0.43%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	400	(267)
iTraxx.32.V1, 12/20/24	Call	BNP Paribas S.A.	02/19/20	0.45%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	300	(403)
iTraxx.32.V1, 12/20/24	Call	BNP Paribas S.A.	02/19/20	0.45%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	400	(537)
iTraxx.32.V1, 12/20/24	Call	Citibank, London	02/19/20	0.48%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	400	(894)
iTraxx.32.V1, 12/20/24	Call	Barclays Bank PLC	02/19/20	0.48%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	200	(447)
iTraxx.32.V1, 12/20/24	Call	Barclays Bank PLC	02/19/20	0.48%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	300	(671)
iTraxx.32.V1, 12/20/24	Call	Merrill Lynch International	02/19/20	0.48%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	200	(447)
iTraxx.32.V1, 12/20/24	Call	Merrill Lynch International	02/19/20	0.48%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	300	(671)
iTraxx.32.V1, 12/20/24	Call	BNP Paribas S.A.	02/19/20	0.48%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	300	(671)
iTraxx.32.V1, 12/20/24	Call	BNP Paribas S.A.	02/19/20	0.48%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	200	(447)
iTraxx.32.V1, 12/20/24	Call	Barclays Bank PLC	03/18/20	0.43%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	900	(769)
iTraxx.32.V1, 12/20/24	Call	Barclays Bank PLC	03/18/20	0.43%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	1,400	(1,196)
iTraxx.32.V1, 12/20/24	Call	Bank of America, N.A.	03/18/20	0.43%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	700	(598)
iTraxx.32.V1, 12/20/24	Call	Bank of America, N.A.	03/18/20	0.43%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	900	(769)
iTraxx.32.V1, 12/20/24	Call	JPMorgan Chase Bank, London	03/18/20	0.43%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	300	(256)
iTraxx.32.V1, 12/20/24	Call	JPMorgan Chase Bank, London	03/18/20	0.43%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	300	(256)
iTraxx.32.V1, 12/20/24	Call	BNP Paribas S.A.	03/18/20	0.45%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	600	(918)

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
iTraxx.32.V1, 12/20/24	Call	BNP Paribas S.A.	03/18/20	0.45%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	600	$(918)
iTraxx.32.V1, 12/20/24	Call	Merrill Lynch International	03/18/20	0.45%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	200	(306)
iTraxx.32.V1, 12/20/24	Call	Merrill Lynch International	03/18/20	0.45%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	300	(459)
iTraxx.32.V1, 12/20/24	Call	Deutsche Bank AG	03/18/20	0.45%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	200	(306)
iTraxx.32.V1, 12/20/24	Call	Deutsche Bank AG	03/18/20	0.45%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	200	(306)
iTraxx.32.V1, 12/20/24	Call	JPMorgan Chase Bank, N.A.	03/18/20	0.45%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	300	(459)
iTraxx.32.V1, 12/20/24	Call	JPMorgan Chase Bank, N.A.	03/18/20	0.45%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	300	(459)
iTraxx.32.V1, 12/20/24	Call	Bank of America, N.A.	03/18/20	0.45%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	300	(459)
iTraxx.32.V1, 12/20/24	Call	Bank of America, N.A.	03/18/20	0.45%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	300	(459)
iTraxx.32.V1, 12/20/24	Call	Goldman Sachs International	03/18/20	0.45%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	400	(612)
iTraxx.32.V1, 12/20/24	Call	Goldman Sachs International	03/18/20	0.45%	iTraxx.32.V1(Q)	1.00%(Q)	EUR	600	(918)
1-Year Interest Rate Swap, 06/10/22	Put	Morgan Stanley Capital Services LLC	06/08/20	1.60%	1.60%(Q)	3 Month LIBOR(Q)		14,400	(21,930)
1-Year Interest Rate Swap, 06/11/22	Put	Morgan Stanley Capital Services LLC	06/09/20	1.60%	1.60%(Q)	3 Month LIBOR(Q)		9,600	(14,781)
2-Year Interest Rate Swap, 02/26/22	Put	Goldman Sachs Bank USA	02/24/20	1.54%	1.54%(S)	3 Month LIBOR(Q)		4,600	(13,708)
2-Year Interest Rate Swap, 02/27/22	Put	Bank of America, N.A.	02/25/20	1.57%	1.57%(Q)	3 Month LIBOR(Q)		5,700	(14,490)
2-Year Interest Rate Swap, 07/01/22	Put	Morgan Stanley Capital Services LLC	06/29/20	(0.05)%	(0.05)%(S)	6 Month JPY LIBOR(S)	JPY	334,000	(4,742)

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay	Notional Amount (000)#		Value
3 Month x 5-Year Interest Rate Swap, 11/4/24	Put	Citibank, N.A.	02/04/20	1.77%	1.77%	(S)	3 Month LIBOR(Q)		1,100	$(3,013)
3-Year Interest Rate Swap, 08/21/23	Put	Deutsche Bank AG	08/19/20	1.46%	1.46%	(Q)	3 Month LIBOR(Q)		6,700	(61,466)
3-Year Interest Rate Swap, 08/25/24	Put	Morgan Stanley Capital Services LLC	08/23/21	1.45%	1.45%	(Q)	3 Month LIBOR(Q)		5,000	(70,426)
3-Year Interest Rate Swap, 08/31/24	Put	Credit Suisse International	08/26/21	1.40%	1.40%	(Q)	3 Month LIBOR(Q)		5,800	(86,947)
3-Year Interest Rate Swap, 09/17/24	Put	Bank of America, N.A.	09/15/21	1.88%	1.88%	(S)	3 Month LIBOR(Q)		5,800	(43,777)
CDX.NA.IG.33.V1, 12/20/24	Put	BNP Paribas S.A.	01/15/20	0.90%	1.00%	(Q)	CDX.NA.IG.33.V1(Q)		400	(5)
CDX.NA.IG.33.V1, 12/20/24	Put	Citibank, N.A.	01/15/20	0.90%	1.00%	(Q)	CDX.NA.IG.33.V1(Q)		400	(5)
CDX.NA.IG.33.V1, 12/20/24	Put	Credit Suisse International	01/15/20	0.90%	1.00%	(Q)	CDX.NA.IG.33.V1(Q)		400	(5)
CDX.NA.IG.33.V1, 12/20/24	Put	Citibank, N.A.	01/15/20	1.00%	1.00%	(Q)	CDX.NA.IG.33.V1(Q)		700	(4)
CDX.NA.IG.33.V1, 12/20/24	Put	Bank of America, N.A.	02/19/20	0.73%	1.00%	(Q)	CDX.NA.IG.33.V1(Q)		400	(65)
CDX.NA.IG.33.V1, 12/20/24	Put	BNP Paribas S.A.	02/19/20	0.80%	1.00%	(Q)	CDX.NA.IG.33.V1(Q)		400	(50)
iTraxx.32.V1, 12/20/24	Put	BNP Paribas S.A. Deutsche	01/15/20	0.80%	1.00%	(Q)	iTraxx.32.V1(Q)	EUR	200	(5)
iTraxx.32.V1, 12/20/24	Put	Bank AG, London Deutsche	01/15/20	0.80%	1.00%	(Q)	iTraxx.32.V1(Q)	EUR	500	(14)
iTraxx.32.V1, 12/20/24	Put	Bank AG, London Deutsche	01/15/20	0.80%	1.00%	(Q)	iTraxx.32.V1(Q)	EUR	500	(14)
iTraxx.32.V1, 12/20/24	Put	Bank AG, London Deutsche	02/19/20	0.70%	1.00%	(Q)	iTraxx.32.V1(Q)	EUR	300	(45)
iTraxx.32.V1, 12/20/24	Put	Bank AG, London	02/19/20	0.70%	1.00%	(Q)	iTraxx.32.V1(Q)	EUR	400	(60)
iTraxx.32.V1, 12/20/24	Put	Barclays Bank PLC	02/19/20	0.80%	1.00%	(Q)	iTraxx.32.V1(Q)	EUR	200	(20)
iTraxx.32.V1, 12/20/24	Put	Barclays Bank PLC	02/19/20	0.80%	1.00%	(Q)	iTraxx.32.V1(Q)	EUR	300	(31)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay		Notional Amount (000)#		Value
iTraxx.32.V1, 12/20/24	Put	BNP Paribas S.A.	02/19/20	0.80%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	600	$(61)
iTraxx.32.V1, 12/20/24	Put	BNP Paribas S.A.	02/19/20	0.80%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	600	(61)
iTraxx.32.V1, 12/20/24	Put	Citibank, London	02/19/20	0.85%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	400	(35)
iTraxx.32.V1, 12/20/24	Put	Merrill Lynch International	02/19/20	0.90%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	200	(15)
iTraxx.32.V1, 12/20/24	Put	Merrill Lynch International	02/19/20	0.90%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	300	(23)
iTraxx.32.V1, 12/20/24	Put	BNP Paribas S.A.	02/19/20	0.90%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	400	(31)
iTraxx.32.V1, 12/20/24	Put	BNP Paribas S.A.	02/19/20	0.90%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	500	(38)
iTraxx.32.V1, 12/20/24	Put	Bank of America, N.A.	03/18/20	0.70%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	700	(207)
iTraxx.32.V1, 12/20/24	Put	Bank of America, N.A.	03/18/20	0.70%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	900	(266)
iTraxx.32.V1, 12/20/24	Put	Barclays Bank PLC	03/18/20	0.70%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	900	(266)
iTraxx.32.V1, 12/20/24	Put	Barclays Bank PLC	03/18/20	0.70%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	1,400	(413)
iTraxx.32.V1, 12/20/24	Put	JPMorgan Chase Bank, N.A.	03/18/20	0.70%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	300	(89)
iTraxx.32.V1, 12/20/24	Put	JPMorgan Chase Bank, N.A.	03/18/20	0.70%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	300	(89)
iTraxx.32.V1, 12/20/24	Put	Bank of America, N.A.	03/18/20	0.80%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	300	(58)
iTraxx.32.V1, 12/20/24	Put	Bank of America, N.A.	03/18/20	0.80%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	300	(58)
iTraxx.32.V1, 12/20/24	Put	JPMorgan Chase Bank, N.A.	03/18/20	0.80%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	300	(58)
iTraxx.32.V1, 12/20/24	Put	JPMorgan Chase Bank, N.A.	03/18/20	0.80%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	300	(58)
iTraxx.32.V1, 12/20/24	Put	Deutsche Bank AG, London	03/18/20	0.80%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	300	(58)
iTraxx.32.V1, 12/20/24	Put	Deutsche Bank AG, London	03/18/20	0.80%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	200	(38)
iTraxx.32.V1, 12/20/24	Put	BNP Paribas S.A.	03/18/20	0.80%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	500	(96)
iTraxx.32.V1, 12/20/24	Put	BNP Paribas S.A.	03/18/20	0.80%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	600	(115)
iTraxx.32.V1, 12/20/24	Put	Goldman Sachs International	03/18/20	0.80%	1.00%	(Q)	iTraxx.32.V1	(Q)	EUR	400	(77)

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
iTraxx.32.V1, 12/20/24	Put	Goldman Sachs International	03/18/20	0.80%	1.00%(Q)	iTraxx.32.V1(Q)	EUR	600	$(115)
iTraxx.32.V1, 12/20/24	Put	Merrill Lynch International	03/18/20	0.80%	1.00%(Q)	iTraxx.32.V1(Q)	EUR	200	(38)
iTraxx.32.V1, 12/20/24	Put	Merrill Lynch International	03/18/20	0.80%	1.00%(Q)	iTraxx.32.V1(Q)	EUR	300	(58)

Total OTC Swaptions (premiums received $591,821)									$(427,384)

Total Options Written (premiums received $1,829,545)									$(1,081,038)

Financial Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
241	90 Day Euro Dollar	Jun. 2020	$59,231,775	$112,032
122	90 Day Euro Dollar	Dec. 2020	30,005,900	(38,084)
126	90 Day Euro Dollar	Mar. 2021	31,008,600	51,025
16	90 Day Euro Dollar	Dec. 2021	3,935,800	(34)
16	90 Day Euro Dollar	Mar. 2022	3,935,400	(434)
16	90 Day Euro Dollar	Jun. 2022	3,934,200	(234)
16	90 Day Euro Dollar	Sep. 2022	3,933,200	(634)
817	2 Year U.S. Treasury Notes	Mar. 2020	176,063,500	(74,560)
50	3 Year Australian Treasury Bonds	Mar. 2020	4,035,542	(27,257)
50	5 Year Euro-Bobl	Mar. 2020	7,494,639	(21,647)
2,265	5 Year U.S. Treasury Notes	Mar. 2020	268,650,246	(721,677)
232	10 Year Australian Treasury Bonds	Mar. 2020	23,274,443	(453,817)
109	10 Year Canadian Government Bonds	Mar. 2020	11,540,041	(196,797)
243	10 Year Euro-Bund	Mar. 2020	46,470,988	(690,046)
34	10 Year Japanese Bonds	Mar. 2020	47,619,714	(5,840)
55	10 Year U.K. Gilt	Mar. 2020	9,571,427	(68,421)
213	10 Year U.S. Treasury Notes	Mar. 2020	27,353,861	(248,686)
5	10 Year U.S. Ultra Treasury Notes	Mar. 2020	703,516	(2,296)
928	20 Year U.S. Treasury Bonds	Mar. 2020	144,681,000	(2,973,369)
7	30 Year Euro Buxl	Mar. 2020	1,557,660	(40,882)
71	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	12,897,593	(142,391)
70	ASX SPI 200 Index	Mar. 2020	8,108,897	(228,898)
23	Australian Dollar Currency	Mar. 2020	1,618,740	43,193
79	British Pound Currency	Mar. 2020	6,562,925	56,956
1	DAX Index	Mar. 2020	371,465	(3,226)
23	Euro Currency	Mar. 2020	3,243,575	36,577
500	Euro STOXX 50 Index	Mar. 2020	20,914,096	(56,591)
108	Euro-BTP Italian Government Bond	Mar. 2020	17,258,117	(223,142)
40	Euro-OAT	Mar. 2020	7,303,164	(102,341)
68	FTSE 100 Index	Mar. 2020	6,754,559	67,456
28	FTSE/MIB Index	Mar. 2020	3,676,260	(13,146)
100	IBEX 35 Index	Jan. 2020	10,687,894	(54,314)
38	Japanese Yen Currency	Mar. 2020	4,391,612	(4,897)
540	Mini MSCI EAFE Index	Mar. 2020	54,985,500	(127,278)
21	Mini MSCI Emerging Markets Index	Mar. 2020	1,176,210	66,052
6	NASDAQ 100 E-Mini Index	Mar. 2020	1,050,270	31,272
174	Russell 2000 E-Mini Index	Mar. 2020	14,534,220	222,263
30	S&P 500 E-Mini Index	Mar. 2020	4,846,650	134,616
104	S&P 500 Index	Mar. 2020	84,008,600	1,447,846

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Financial Futures contracts outstanding at December 31, 2019 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued):
64	S&P Mid Cap 400 E-Mini Index	Mar. 2020	$13,214,720	$221,125
226	Short Euro-BTP	Mar. 2020	28,501,478	25,995
10	TOPIX Index	Mar. 2020	1,583,912	4,410
2	Yen Denominated Nikkei 225 Index	Mar. 2020	215,591	1,067

				(3,999,054)

Short Positions:
14	90 Day Euro Dollar	Jan. 2020	3,436,387	(467)
315	90 Day Euro Dollar	Mar. 2020	77,383,687	16,201
437	90 Day Euro Dollar	Jun. 2021	107,545,700	93,777
13	3 Year Australian Treasury Bonds	Mar. 2020	1,049,241	7,041
64	5 Year Euro-Bobl	Mar. 2020	9,593,137	27,570
189	5 Year U.S. Treasury Notes	Mar. 2020	22,417,173	69,151
104	10 Year Australian Treasury Bonds	Mar. 2020	10,433,371	171,985
228	10 Year Canadian Government Bonds	Mar. 2020	24,138,801	424,082
221	10 Year Euro-Bund	Mar. 2020	42,263,737	600,780
11	10 Year Japanese Bonds	Mar. 2020	15,406,378	6,638
239	10 Year U.K. Gilt	Mar. 2020	41,592,202	434,726
1,261	10 Year U.S. Treasury Notes	Mar. 2020	161,939,991	1,061,009
34	10 Year U.S. Ultra Treasury Notes	Mar. 2020	4,783,906	53,560
80	20 Year U.S. Treasury Bonds	Mar. 2020	12,472,500	158,496
84	30 Year Euro Buxl	Mar. 2020	18,691,919	460,015
12	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	2,179,875	73,495
18	Amsterdam Index	Jan. 2020	2,441,568	11,406
135	CAC40 10 Euro	Jan. 2020	9,040,341	(284)
6	Canadian Dollar Currency	Mar. 2020	462,510	(6,405)
13	DAX Index	Mar. 2020	4,829,045	30,551
677	Euro Schatz Index	Mar. 2020	84,979,639	77,011
71	Euro STOXX 50 Index	Mar. 2020	2,969,802	8,331
2	Euro-BONO Spanish Government Bonds	Mar. 2020	355,848	269
18	Euro-BTP Italian Government Bond	Mar. 2020	2,876,353	(4,040)
56	Euro-OAT	Mar. 2020	10,224,430	143,060
6	FTSE 100 Index	Mar. 2020	595,991	26
26	Hang Seng China Enterprises Index	Jan. 2020	4,716,322	(43,812)
58	Mexican Peso	Mar. 2020	1,519,310	(9,810)
76	OMXS30 Index	Jan. 2020	1,434,785	16,331
31	Russian Ruble Currency	Mar. 2020	1,239,612	(32,627)
207	S&P 500 E-Mini Index	Mar. 2020	33,441,885	(492,963)
4	S&P/TSX 60 Index	Mar. 2020	623,711	531
25	TOPIX Index	Mar. 2020	3,959,781	(5,949)

				3,349,685

				$(649,369)

Commodity Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation Depreciation
Long Positions:
103	Brent Crude	Mar. 2020	$6,798,000	$400,420
15	Brent Crude	Apr. 2020	979,350	75,430
14	Brent Crude	Jun. 2020	897,120	50,523
24	Coffee ’C’	Mar. 2020	1,167,300	162,488
7	Coffee ’C’	Dec. 2020	362,119	1,162
43	Copper	Mar. 2020	3,006,775	124,063

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Commodity Futures contracts outstanding at December 31, 2019 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation Depreciation
Long Positions (continued):
13	Copper	Dec. 2020	$918,288	$9,211
154	Corn	Mar. 2020	2,985,675	31,145
22	Cotton No. 2	Mar. 2020	759,550	30,524
14	Gasoline RBOB	Mar. 2020	1,001,364	30,655
4	Gasoline RBOB	May. 2020	315,941	8,165
113	Gold 100 OZ	Feb. 2020	17,211,030	623,930
5	Gold 100 OZ	Jun. 2020	767,550	16,431
30	Hard Red Winter Wheat	Mar. 2020	729,000	76,576
27	Lean Hogs	Feb. 2020	771,390	(16,459)
7	Lean Hogs	Jun. 2020	250,390	(805)
20	Live Cattle	Feb. 2020	1,007,400	6,879
4	Live Cattle	Jun. 2020	190,240	14,167
35	LME Copper	Mar. 2020	5,403,125	267,042
3	LME Nickel	Jan. 2020	251,424	(37,796)
30	LME Nickel	Mar. 2020	2,524,500	8,146
5	LME Nickel	Jun. 2020	422,580	(78,457)
6	LME PRI Aluminum	Jan. 2020	268,388	10,260
60	LME PRI Aluminum	Mar. 2020	2,715,000	83,051
11	LME PRI Aluminum	Jun. 2020	502,631	12,622
4	LME Zinc	Jan. 2020	228,100	(12,992)
40	LME Zinc	Mar. 2020	2,274,750	18,730
6	LME Zinc	Jun. 2020	339,338	(5,709)
19	Low Sulphur Gas Oil	Feb. 2020	1,166,125	63,138
23	Low Sulphur Gas Oil	Mar. 2020	1,405,875	60,644
45	Natural Gas	Feb. 2020	985,050	(24,431)
182	Natural Gas	Mar. 2020	3,927,560	(113,588)
58	No. 2 Soft Red Winter Wheat	Mar. 2020	1,620,375	120,044
14	NY Harbor ULSD	Feb. 2020	1,189,406	29,284
11	NY Harbor ULSD	Mar. 2020	931,623	35,552
3	NY Harbor ULSD	Jul. 2020	247,653	1,141
74	Silver	Mar. 2020	6,630,770	346,733
11	Silver	Jul. 2020	994,895	(1,304)
64	Soybean	Mar. 2020	3,057,600	150,129
52	Soybean Meal	Mar. 2020	1,584,440	11,312
64	Soybean Oil	Mar. 2020	1,335,168	110,710
21	Soybean Oil	Jul. 2020	445,536	67,283
86	Sugar #11 (World)	Mar. 2020	1,292,614	146,946
26	Sugar #11 (World)	Oct. 2020	404,186	5,552
71	WTI Crude	Feb. 2020	4,335,260	170,944
40	WTI Crude	Mar. 2020	2,430,800	84,239
19	WTI Crude	Jul. 2020	1,118,530	36,252
20	WTI Crude	Dec. 2020	1,128,800	(750)

				3,209,232

Short Positions:
3	LME Nickel	Jan. 2020	251,424	1,711
1	LME Nickel	Mar. 2020	84,150	23,508
6	LME PRI Aluminum	Jan. 2020	268,388	(4,703)
1	LME PRI Aluminum	Mar. 2020	45,250	(1,112)
4	LME Zinc	Jan. 2020	228,100	(1,585)

				17,819

				$3,227,051

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Argentine Peso,
Expiring 01/27/20	JPMorgan Chase Bank, N.A.	ARS	19,631	$353,199	$308,748	$—	$(44,451)
Australian Dollar,
Expiring 01/10/20	Morgan Stanley & Co. International PLC	AUD	453	307,445	317,975	10,530	—
Expiring 01/13/20	HSBC Bank USA, N.A.	AUD	592	408,195	415,575	7,380	—
Expiring 01/13/20	Standard Chartered Bank, London	AUD	915	624,665	642,316	17,651	—
Expiring 03/18/20	Barclays Bank PLC	AUD	80,557	55,139,117	56,639,765	1,500,648	—
Expiring 03/18/20	Citibank, N.A.	AUD	998	679,770	701,756	21,986	—
Expiring 03/18/20	Citibank, N.A.	AUD	998	682,576	701,756	19,180	—
Expiring 03/18/20	Citibank, N.A.	AUD	998	679,553	701,756	22,203	—
Expiring 03/18/20	Citibank, N.A.	AUD	998	680,028	701,756	21,728	—
Expiring 03/18/20	Citibank, N.A.	AUD	998	678,135	701,756	23,621	—
Expiring 03/18/20	Citibank, N.A.	AUD	998	679,378	701,756	22,378	—
Expiring 03/18/20	Citibank, N.A.	AUD	998	679,578	701,756	22,178	—
Expiring 03/18/20	Citibank, N.A.	AUD	998	682,562	701,756	19,194	—
Expiring 03/18/20	Citibank, N.A.	AUD	998	685,571	701,756	16,185	—
Expiring 03/18/20	Citibank, N.A.	AUD	998	684,603	701,756	17,153	—
Expiring 03/18/20	Citibank, N.A.	AUD	998	683,836	701,757	17,921	—
Expiring 03/18/20	Citibank, N.A.	AUD	998	676,993	701,756	24,763	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	19,961	13,672,459	14,034,415	361,956	—
Brazilian Real,
Expiring 01/03/20	Citibank, N.A.	BRL	4,800	1,258,257	1,193,076	—	(65,181)
Expiring 01/03/20	Citibank, N.A.	BRL	1,217	290,306	302,604	12,298	—
Expiring 01/03/20	Citibank, N.A.	BRL	954	230,318	237,124	6,806	—
Expiring 01/03/20	Goldman Sachs Bank USA	BRL	4,900	1,284,875	1,217,931	—	(66,944)
Expiring 01/03/20	Goldman Sachs Bank USA	BRL	3,385	802,384	841,302	38,918	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	8,076	1,911,963	2,007,264	95,301	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,868	679,052	712,899	33,847	—
Expiring 01/14/20	Citibank, N.A.	BRL	450	107,692	111,843	4,151	—
Expiring 01/17/20	Citibank, N.A.	BRL	16,120	3,855,353	4,005,110	149,757	—
Expiring 01/17/20	Citibank, N.A.	BRL	13,337	3,184,205	3,313,566	129,361	—
Expiring 01/17/20	Citibank, N.A.	BRL	2,727	667,923	677,655	9,732	—
Expiring 01/17/20	Goldman Sachs International	BRL	5,754	1,409,914	1,429,616	19,702	—
Expiring 01/17/20	Goldman Sachs International	BRL	736	177,291	182,799	5,508	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	BRL	5,746	1,345,825	1,427,628	81,803	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	BRL	1,616	384,222	401,505	17,283	—
Expiring 02/04/20	Citibank, N.A.	BRL	10,608	2,606,205	2,634,348	28,143	—
Expiring 02/04/20	Citibank, N.A.	BRL	2,868	707,502	712,234	4,732	—
Expiring 02/20/20	Barclays Capital	BRL	1,218	289,047	302,121	13,074	—
Expiring 03/19/20	Goldman Sachs International	BRL	9,460	2,298,772	2,343,980	45,208	—
British Pound,
Expiring 01/10/20	BNP Paribas S.A.	GBP	866	1,140,619	1,147,436	6,817	—
Expiring 01/10/20	BNP Paribas S.A.	GBP	687	903,621	910,264	6,643	—
Expiring 01/10/20	Citibank, N.A.	GBP	437	568,751	579,018	10,267	—
Expiring 01/10/20	UBS AG	GBP	180	236,034	238,497	2,463	—
Expiring 01/13/20	HSBC Bank USA, N.A.	GBP	309	412,324	409,455	—	(2,869)
Expiring 01/17/20	Citibank, N.A.	GBP	880	1,141,342	1,165,639	24,297	—
Expiring 01/17/20	Citibank, N.A.	GBP	584	753,431	773,945	20,514	—
Expiring 01/17/20	Citibank, N.A.	GBP	265	349,519	351,191	1,672	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	GBP	320	413,490	424,080	10,590	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	GBP	130	167,215	172,282	5,067	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	GBP	120	154,931	159,030	4,099	—

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
British Pound (continued),
Expiring 03/18/20	Barclays Bank PLC	GBP	6,866	$9,021,560	$9,114,727	$93,167	$—
Expiring 03/18/20	Citibank, N.A.	GBP	1,296	1,683,484	1,720,360	36,876	—
Expiring 03/18/20	Citibank, N.A.	GBP	1,042	1,346,729	1,383,191	36,462	—
Expiring 03/18/20	Citibank, N.A.	GBP	936	1,232,708	1,242,483	9,775	—
Expiring 03/18/20	Citibank, N.A.	GBP	919	1,186,561	1,219,916	33,355	—
Expiring 03/18/20	Citibank, N.A.	GBP	906	1,179,169	1,202,521	23,352	—
Expiring 03/18/20	Citibank, N.A.	GBP	903	1,191,498	1,199,029	7,531	—
Expiring 03/18/20	Citibank, N.A.	GBP	896	1,168,148	1,189,317	21,169	—
Expiring 03/18/20	Citibank, N.A.	GBP	891	1,175,204	1,182,351	7,147	—
Expiring 03/18/20	Citibank, N.A.	GBP	885	1,154,329	1,174,989	20,660	—
Expiring 03/18/20	Citibank, N.A.	GBP	840	1,091,972	1,115,601	23,629	—
Expiring 03/18/20	Citibank, N.A.	GBP	840	1,087,909	1,115,601	27,692	—
Expiring 03/18/20	Citibank, N.A.	GBP	840	1,086,137	1,115,601	29,464	—
Expiring 03/18/20	Citibank, N.A.	GBP	840	1,085,062	1,115,602	30,540	—
Expiring 03/18/20	Citibank, N.A.	GBP	840	1,092,191	1,115,601	23,410	—
Expiring 03/18/20	Citibank, N.A.	GBP	840	1,100,400	1,115,602	15,202	—
Expiring 03/18/20	Citibank, N.A.	GBP	840	1,107,804	1,115,602	7,798	—
Expiring 03/18/20	Citibank, N.A.	GBP	840	1,090,023	1,115,602	25,579	—
Expiring 03/18/20	Citibank, N.A.	GBP	835	1,103,665	1,108,456	4,791	—
Expiring 03/18/20	Citibank, N.A.	GBP	595	786,843	789,826	2,983	—
Expiring 03/18/20	Citibank, N.A.	GBP	348	452,125	462,309	10,184	—
Expiring 03/18/20	Citibank, N.A.	GBP	307	398,518	407,344	8,826	—
Expiring 03/18/20	Citibank, N.A.	GBP	307	398,552	407,343	8,791	—
Expiring 03/18/20	Citibank, N.A.	GBP	213	274,704	282,094	7,390	—
Expiring 03/18/20	Citibank, N.A.	GBP	213	274,534	282,094	7,560	—
Expiring 03/18/20	Citibank, N.A.	GBP	213	274,609	282,094	7,485	—
Expiring 03/18/20	Citibank, N.A.	GBP	213	274,978	282,094	7,116	—
Expiring 03/18/20	Citibank, N.A.	GBP	213	274,683	282,094	7,411	—
Expiring 03/18/20	Citibank, N.A.	GBP	213	274,420	282,094	7,674	—
Expiring 03/18/20	Citibank, N.A.	GBP	203	262,259	269,320	7,061	—
Expiring 03/18/20	Citibank, N.A.	GBP	203	262,362	269,320	6,958	—
Expiring 03/18/20	Citibank, N.A.	GBP	187	242,160	248,243	6,083	—
Expiring 03/18/20	Citibank, N.A.	GBP	185	239,337	245,423	6,086	—
Expiring 03/18/20	Citibank, N.A.	GBP	179	232,370	236,958	4,588	—
Expiring 03/18/20	Citibank, N.A.	GBP	173	225,540	229,827	4,287	—
Expiring 03/18/20	Citibank, N.A.	GBP	169	220,296	224,264	3,968	—
Expiring 03/18/20	Citibank, N.A.	GBP	165	213,105	218,622	5,517	—
Expiring 03/18/20	Citibank, N.A.	GBP	160	209,297	212,981	3,684	—
Expiring 03/18/20	Citibank, N.A.	GBP	159	207,677	211,571	3,894	—
Expiring 03/18/20	Citibank, N.A.	GBP	154	199,385	204,517	5,132	—
Expiring 03/18/20	Citibank, N.A.	GBP	150	193,890	198,796	4,906	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	7,326	9,643,291	9,725,183	81,892	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	781	1,011,737	1,036,138	24,401	—
Expiring 03/19/20	BNP Paribas S.A.	GBP	196	258,253	260,226	1,973	—
Expiring 03/19/20	UBS AG	GBP	3,804	5,011,429	5,049,617	38,188	—
Canadian Dollar,
Expiring 01/10/20	BNP Paribas S.A.	CAD	301	228,987	231,811	2,824	—
Expiring 01/13/20	Morgan Stanley & Co. International PLC	CAD	1,098	826,155	845,622	19,467	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	CAD	2,020	1,526,945	1,555,728	28,783	—
Expiring 03/18/20	Barclays Bank PLC	CAD	10,910	8,290,969	8,403,652	112,683	—
Expiring 03/18/20	Barclays Bank PLC	CAD	10,003	7,563,592	7,705,402	141,810	—
Expiring 03/18/20	Barclays Bank PLC	CAD	9,498	7,229,322	7,316,606	87,284	—

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Canadian Dollar (continued),
Expiring 03/18/20	Citibank, N.A.	CAD	2,274	$1,728,137	$1,751,661	$23,524	$—
Expiring 03/18/20	Citibank, N.A.	CAD	1,197	906,701	922,369	15,668	—
Expiring 03/18/20	Citibank, N.A.	CAD	1,197	901,332	922,369	21,037	—
Expiring 03/18/20	Citibank, N.A.	CAD	1,197	902,262	922,369	20,107	—
Expiring 03/18/20	Citibank, N.A.	CAD	1,197	900,204	922,369	22,165	—
Expiring 03/18/20	Citibank, N.A.	CAD	1,197	900,749	922,369	21,620	—
Expiring 03/18/20	Citibank, N.A.	CAD	1,197	903,046	922,369	19,323	—
Expiring 03/18/20	Citibank, N.A.	CAD	1,197	902,221	922,369	20,148	—
Expiring 03/18/20	Citibank, N.A.	CAD	1,197	899,803	922,371	22,568	—
Expiring 03/18/20	Citibank, N.A.	CAD	1,197	902,704	922,371	19,667	—
Expiring 03/18/20	Citibank, N.A.	CAD	1,197	903,843	922,371	18,528	—
Expiring 03/18/20	Citibank, N.A.	CAD	1,197	901,042	922,369	21,327	—
Expiring 03/18/20	Citibank, N.A.	CAD	1,078	813,877	830,134	16,257	—
Expiring 03/18/20	Citibank, N.A.	CAD	120	90,481	92,236	1,755	—
Expiring 03/18/20	Citibank, N.A.	CAD	70	52,665	53,921	1,256	—
Expiring 03/18/20	Citibank, N.A.	CAD	1	771	770	—	(1)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	10,866	8,289,852	8,370,188	80,336	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	7,229	5,539,298	5,568,798	29,500	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	5,864	4,489,160	4,516,728	27,568	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	5,055	3,836,181	3,893,616	57,435	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	4,405	3,345,330	3,393,362	48,032	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	4,245	3,225,676	3,269,793	44,117	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	1,598	1,212,183	1,231,196	19,013	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	142	108,307	109,764	1,457	—
Expiring 03/18/20	UBS AG	CAD	9,300	7,026,584	7,163,787	137,203	—
Expiring 03/19/20	Barclays Bank PLC	CAD	42	32,162	32,337	175	—
Chilean Peso,
Expiring 01/06/20	Citibank, N.A.	CLP	142,430	179,000	189,437	10,437	—
Expiring 01/09/20	Citibank, N.A.	CLP	61,161	78,000	81,349	3,349	—
Expiring 01/09/20	Natwest Markets PLC	CLP	43,954	56,000	58,463	2,463	—
Expiring 01/15/20	Citibank, N.A.	CLP	112,437	142,000	149,561	7,561	—
Expiring 01/27/20	Citibank, N.A.	CLP	109,135	146,000	145,188	—	(812)
Expiring 01/27/20	Goldman Sachs Bank USA	CLP	186,788	250,000	248,494	—	(1,506)
Expiring 01/27/20	Goldman Sachs Bank USA	CLP	129,674	174,000	172,512	—	(1,488)
Expiring 01/27/20	HSBC Bank USA, N.A.	CLP	164,054	220,000	218,250	—	(1,750)
Expiring 01/27/20	Natwest Markets PLC	CLP	142,430	187,101	189,483	2,382	—
Chinese Renminbi,
Expiring 03/18/20	Barclays Bank PLC	CNH	2,432	344,459	348,687	4,228	—
Expiring 03/18/20	Deutsche Bank AG	CNH	7,262	1,016,390	1,041,279	24,889	—
Expiring 03/18/20	HSBC Bank USA, N.A.	CNH	4,552	633,843	652,673	18,830	—
Expiring 03/18/20	HSBC Bank USA, N.A.	CNH	3,471	492,608	497,734	5,126	—
Colombian Peso,
Expiring 01/15/20	Natwest Markets PLC	COP	5,153,471	1,482,501	1,566,807	84,306	—
Expiring 01/15/20	Natwest Markets PLC	COP	3,395,821	976,877	1,032,430	55,553	—
Expiring 01/17/20	Barclays Bank PLC	COP	5,855,060	1,668,512	1,779,996	111,484	—
Danish Krone,
Expiring 01/02/20	Goldman Sachs Bank USA	DKK	81,127	12,046,116	12,179,564	133,448	—

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Danish Krone (continued),
Expiring 01/02/20	Goldman Sachs Bank USA	DKK	52,112	$7,737,857	$7,823,578	$85,721	$—
Expiring 01/02/20	Goldman Sachs Bank USA	DKK	4,350	641,449	653,063	11,614	—
Expiring 01/02/20	Morgan Stanley & Co. International PLC	DKK	6,915	1,032,519	1,038,144	5,625	—
Expiring 03/18/20	Citibank, N.A.	DKK	5	755	754	—	(1)
Expiring 04/01/20	HSBC Bank USA, N.A.	DKK	7,435	1,120,601	1,123,186	2,585	—
Euro,
Expiring 01/10/20	BNP Paribas S.A.	EUR	1,802	2,011,641	2,022,562	10,921	—
Expiring 01/10/20	Citibank, N.A.	EUR	138	153,214	154,891	1,677	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	136	151,002	152,646	1,644	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	102	113,294	114,484	1,190	—
Expiring 01/13/20	UBS AG	EUR	188	208,766	211,050	2,284	—
Expiring 01/17/20	Citibank, N.A.	EUR	2,180	2,439,904	2,447,890	7,986	—
Expiring 01/17/20	Citibank, N.A.	EUR	360	398,086	404,239	6,153	—
Expiring 01/17/20	Citibank, N.A.	EUR	310	345,484	348,094	2,610	—
Expiring 01/17/20	Citibank, N.A.	EUR	120	132,709	134,746	2,037	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	EUR	750	829,026	842,164	13,138	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	EUR	545	606,092	611,973	5,881	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	EUR	440	489,967	494,070	4,103	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	EUR	404	450,812	453,646	2,834	—
Expiring 03/16/20	BNP Paribas S.A.	EUR	152	171,845	171,326	—	(519)
Expiring 03/16/20	Citibank, N.A.	EUR	153	173,105	172,582	—	(523)
Expiring 03/16/20	Morgan Stanley & Co. International PLC	EUR	153	173,266	172,743	—	(523)
Expiring 03/16/20	Natwest Markets PLC	EUR	175	198,190	196,765	—	(1,425)
Expiring 03/18/20	Barclays Bank PLC	EUR	93,877	104,903,444	105,816,129	912,685	—
Expiring 03/18/20	Citibank, N.A.	EUR	384	431,068	432,838	1,770	—
Expiring 03/18/20	Citibank, N.A.	EUR	334	374,308	376,479	2,171	—
Expiring 03/18/20	Citibank, N.A.	EUR	328	369,684	369,715	31	—
Expiring 03/18/20	Citibank, N.A.	EUR	3	3,367	3,381	14	—
Expiring 03/18/20	Citibank, N.A.	EUR	1	1,116	1,127	11	—
Expiring 03/18/20	Citibank, N.A.	EUR	1	1,116	1,127	11	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	470	525,735	529,855	4,120	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	414	461,660	466,880	5,220	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	226	252,262	254,983	2,721	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	185	206,589	208,933	2,344	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	70	77,698	78,426	728	—
Expiring 03/18/20	UBS AG	EUR	375	419,554	422,694	3,140	—
Expiring 03/19/20	BNP Paribas S.A.	EUR	110	122,285	123,576	1,291	—
Expiring 03/19/20	Goldman Sachs International	EUR	120	133,820	135,225	1,405	—
Expiring 06/28/21	Morgan Stanley & Co. International PLC	EUR	15	19,178	17,385	—	(1,793)
Hong Kong Dollar,
Expiring 03/19/20	Goldman Sachs International	HKD	645	82,766	82,696	—	(70)
Expiring 09/03/20	Barclays Bank PLC	HKD	10,846	1,383,000	1,390,135	7,135	—
Hungarian Forint,
Expiring 03/19/20	UBS AG	HUF	8,289	28,223	28,203	—	(20)
Indian Rupee,
Expiring 01/15/20	Barclays Capital	INR	65,253	908,627	912,845	4,218	—
Expiring 01/15/20	Barclays Capital	INR	63,977	896,539	894,994	—	(1,545)

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Indian Rupee (continued),
Expiring 01/15/20	Barclays Capital	INR	55,368	$775,353	$774,560	$—	$(793)
Expiring 01/17/20	Barclays Bank PLC	INR	369,476	5,157,579	5,180,116	22,537	—
Expiring 03/19/20	BNP Paribas S.A.	INR	2,061	28,677	28,699	22	—
Expiring 04/27/20	HSBC Bank USA, N.A.	INR	153,144	2,087,000	2,122,302	35,302	—
Expiring 05/04/20	BNP Paribas S.A.	INR	152,450	2,075,000	2,110,910	35,910	—
Indonesian Rupiah,
Expiring 01/15/20	JPMorgan Chase Bank, N.A.	IDR	14,189,113	1,005,393	1,024,804	19,411	—
Expiring 03/18/20	Deutsche Bank AG	IDR	22,439,386	1,569,847	1,611,730	41,883	—
Expiring 03/18/20	Deutsche Bank AG	IDR	22,116,067	1,547,227	1,588,507	41,280	—
Japanese Yen,
Expiring 01/10/20	Citibank, N.A.	JPY	519,400	4,784,010	4,783,018	—	(992)
Expiring 01/10/20	Citibank, N.A.	JPY	371,300	3,419,913	3,419,204	—	(709)
Expiring 01/14/20	Morgan Stanley & Co. International PLC	JPY	89,957	827,653	828,567	914	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	JPY	19,000	175,480	175,031	—	(449)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	JPY	16,000	148,104	147,395	—	(709)
Expiring 03/18/20	Barclays Bank PLC	JPY	5,255,218	48,659,653	48,580,590	—	(79,063)
Expiring 03/18/20	Barclays Bank PLC	JPY	679,105	6,239,433	6,277,825	38,392	—
Expiring 03/18/20	Barclays Bank PLC	JPY	365,192	3,350,699	3,375,929	25,230	—
Expiring 03/18/20	Barclays Bank PLC	JPY	273,156	2,504,945	2,525,124	20,179	—
Expiring 03/18/20	Barclays Bank PLC	JPY	221,303	2,050,505	2,045,778	—	(4,727)
Expiring 03/18/20	Barclays Bank PLC	JPY	202,011	1,859,651	1,867,441	7,790	—
Expiring 03/18/20	Barclays Bank PLC	JPY	182,884	1,696,521	1,690,628	—	(5,893)
Expiring 03/18/20	Citibank, N.A.	JPY	489,458	4,541,359	4,524,678	—	(16,681)
Expiring 03/18/20	Citibank, N.A.	JPY	489,458	4,530,490	4,524,678	—	(5,812)
Expiring 03/18/20	Citibank, N.A.	JPY	489,458	4,521,367	4,524,678	3,311	—
Expiring 03/18/20	Citibank, N.A.	JPY	489,458	4,518,578	4,524,678	6,100	—
Expiring 03/18/20	Citibank, N.A.	JPY	71,244	658,409	658,598	189	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	1,196,843	11,088,206	11,063,922	—	(24,284)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	763,556	7,026,250	7,058,504	32,254	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	396,154	3,668,496	3,662,147	—	(6,349)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	353,469	3,260,104	3,267,554	7,450	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	335,955	3,109,171	3,105,651	—	(3,520)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	335,425	3,110,941	3,100,755	—	(10,186)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	47,087	433,849	435,287	1,438	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	16,548	151,859	152,971	1,112	—
Expiring 03/18/20	UBS AG	JPY	512,500	4,753,716	4,737,682	—	(16,034)
Expiring 03/18/20	UBS AG	JPY	87,500	809,556	808,873	—	(683)
Expiring 03/18/20	UBS AG	JPY	25,000	229,878	231,107	1,229	—
Expiring 03/19/20	UBS AG	JPY	3,342	30,817	30,896	79	—
Mexican Peso,
Expiring 01/17/20	Barclays Capital	MXN	7,500	388,305	395,667	7,362	—
Expiring 01/17/20	Barclays Capital	MXN	2,117	109,629	111,667	2,038	—
Expiring 01/17/20	Citibank, N.A.	MXN	5,400	283,758	284,880	1,122	—
Expiring 01/17/20	Goldman Sachs International	MXN	3,326	175,954	175,465	—	(489)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	MXN	26,881	1,414,854	1,418,129	3,275	—
Expiring 01/22/20	Bank of America, N.A.	MXN	30,690	1,567,400	1,617,785	50,385	—

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Mexican Peso (continued),
Expiring 01/22/20	Citibank, N.A.	MXN	5,375	$274,463	$283,355	$8,892	$—
Expiring 01/22/20	JPMorgan Chase Bank, N.A.	MXN	15,665	779,464	825,734	46,270	—
Expiring 01/28/20	Goldman Sachs Bank USA	MXN	9,477	470,544	499,092	28,548	—
Expiring 03/19/20	UBS AG	MXN	48,852	2,551,864	2,553,652	1,788	—
Expiring 05/05/20	Natwest Markets PLC	MXN	25,058	1,277,394	1,300,958	23,564	—
Expiring 05/05/20	Natwest Markets PLC	MXN	21,040	1,072,560	1,092,345	19,785	—
Expiring 06/17/20	BNP Paribas S.A.	MXN	9,477	480,866	488,979	8,113	—
New Taiwanese Dollar,
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	TWD	36,780	1,210,267	1,231,049	20,782	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	TWD	26,716	878,880	894,201	15,321	—
Expiring 02/03/20	BNP Paribas S.A.	TWD	11,913	399,000	399,230	230	—
Expiring 02/03/20	BNP Paribas S.A.	TWD	4,025	135,000	134,885	—	(115)
Expiring 03/18/20	Bank of America, N.A.	TWD	7,325	242,000	246,346	4,346	—
Expiring 03/18/20	Credit Suisse International	TWD	20,261	670,000	681,380	11,380	—
Expiring 03/18/20	Credit Suisse International	TWD	6,932	229,000	233,136	4,136	—
Expiring 03/18/20	Standard Chartered Bank, London	TWD	13,040	431,000	438,538	7,538	—
Expiring 03/19/20	BNP Paribas S.A.	TWD	840	28,199	28,241	42	—
New Zealand Dollar,
Expiring 01/13/20	BNP Paribas S.A.	NZD	308	201,330	207,383	6,053	—
Expiring 01/13/20	Standard Chartered Bank, London	NZD	642	417,908	432,273	14,365	—
Expiring 03/18/20	Citibank, N.A.	NZD	254	163,185	171,017	7,832	—
Expiring 03/18/20	Citibank, N.A.	NZD	254	162,796	171,017	8,221	—
Expiring 03/18/20	Citibank, N.A.	NZD	254	163,290	171,017	7,727	—
Expiring 03/18/20	Citibank, N.A.	NZD	254	162,894	171,017	8,123	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	83,986	55,155,610	56,603,399	1,447,789	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	7,518	4,949,398	5,067,102	117,704	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	5,668	3,716,149	3,820,292	104,143	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	5,122	3,372,272	3,451,767	79,495	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	3,546	2,348,841	2,390,007	41,166	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	3,288	2,173,254	2,216,033	42,779	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	2,645	1,741,024	1,782,523	41,499	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	1,391	917,999	937,293	19,294	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	1,222	804,445	823,740	19,295	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	811	530,133	546,420	16,287	—
Norwegian Krone,
Expiring 01/10/20	Morgan Stanley & Co. International PLC	NOK	3,185	362,221	362,804	583	—
Expiring 01/13/20	Morgan Stanley & Co. International PLC	NOK	5,656	619,201	644,284	25,083	—
Expiring 03/18/20	Barclays Bank PLC	NOK	101,137	11,267,995	11,522,596	254,601	—
Expiring 03/18/20	Barclays Bank PLC	NOK	4,861	539,830	553,853	14,023	—
Expiring 03/18/20	Barclays Bank PLC	NOK	4,126	457,262	470,114	12,852	—
Expiring 03/18/20	Citibank, N.A.	NOK	210	22,947	23,925	978	—

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Norwegian Krone (continued),
Expiring 03/18/20	Citibank, N.A.	NOK	100	$11,389	$11,393	$4	$—
Expiring 03/18/20	Citibank, N.A.	NOK	42	4,662	4,785	123	—
Expiring 03/18/20	Citibank, N.A.	NOK	1	109	114	5	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NOK	148,734	16,594,418	16,945,295	350,877	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NOK	84,689	9,396,921	9,648,611	251,690	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NOK	51,704	5,784,622	5,890,684	106,062	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NOK	7,499	832,588	854,399	21,811	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NOK	4,179	457,905	476,066	18,161	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NOK	2,668	292,300	303,971	11,671	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NOK	2,050	223,731	233,511	9,780	—
Peruvian Nuevo Sol,
Expiring 01/10/20	Citibank, N.A.	PEN	1,555	463,029	469,087	6,058	—
Expiring 01/10/20	Citibank, N.A.	PEN	1,519	452,277	458,195	5,918	—
Expiring 01/15/20	Citibank, N.A.	PEN	2,909	876,021	877,501	1,480	—
Polish Zloty,
Expiring 01/17/20	Barclays Bank PLC	PLN	1	234	247	13	—
Expiring 02/10/20	Morgan Stanley & Co. International PLC	PLN	446	113,343	117,572	4,229	—
Expiring 02/10/20	Standard Chartered Bank, London	PLN	3,639	928,242	959,201	30,959	—
Romanian Leu,
Expiring 03/16/20	Citibank, N.A.	RON	1,076	256,940	251,244	—	(5,696)
Expiring 03/16/20	Goldman Sachs Bank USA	RON	1,523	366,351	355,603	—	(10,748)
Expiring 03/16/20	Morgan Stanley & Co. International PLC	RON	524	124,613	122,438	—	(2,175)
Russian Ruble,
Expiring 01/15/20	Bank of America, N.A.	RUB	12,876	200,286	207,071	6,785	—
Expiring 01/17/20	Barclays Capital	RUB	8,057	126,282	129,546	3,264	—
Expiring 01/17/20	BNP Paribas S.A.	RUB	93,346	1,452,162	1,500,834	48,672	—
Expiring 01/17/20	Citibank, N.A.	RUB	80,713	1,284,425	1,297,700	13,275	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	RUB	6,474	104,369	104,090	—	(279)
Expiring 01/24/20	HSBC Bank USA, N.A.	RUB	30,348	459,123	487,517	28,394	—
Expiring 01/24/20	HSBC Bank USA, N.A.	RUB	11,400	172,459	183,125	10,666	—
Expiring 02/18/20	Goldman Sachs Bank USA	RUB	92,291	1,439,580	1,478,046	38,466	—
Expiring 02/18/20	Goldman Sachs Bank USA	RUB	72,883	1,136,839	1,167,216	30,377	—
Singapore Dollar,
Expiring 03/18/20	Barclays Bank PLC	SGD	6,159	4,531,973	4,582,477	50,504	—
Expiring 03/18/20	Barclays Bank PLC	SGD	5,432	4,011,308	4,041,513	30,205	—
Expiring 03/18/20	Barclays Bank PLC	SGD	2,913	2,152,585	2,167,556	14,971	—
Expiring 03/18/20	Barclays Bank PLC	SGD	2,858	2,103,613	2,126,788	23,175	—
Expiring 03/18/20	Barclays Bank PLC	SGD	2,337	1,726,449	1,739,147	12,698	—
Expiring 03/18/20	Barclays Bank PLC	SGD	2,284	1,678,005	1,699,676	21,671	—
Expiring 03/18/20	Barclays Bank PLC	SGD	2,080	1,538,590	1,548,048	9,458	—
Expiring 03/18/20	Barclays Bank PLC	SGD	1,858	1,371,425	1,382,358	10,933	—
Expiring 03/18/20	Barclays Bank PLC	SGD	1,740	1,282,090	1,294,443	12,353	—
Expiring 03/18/20	Barclays Bank PLC	SGD	1,402	1,035,863	1,043,052	7,189	—
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	SGD	1,092	803,920	812,544	8,624	—

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Singapore Dollar (continued),
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SGD	7,967	$5,886,789	$5,928,196	$41,407	$—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SGD	5,798	4,268,106	4,314,178	46,072	—
Expiring 03/19/20	Barclays Bank PLC	SGD	60	44,716	44,811	95	—
South African Rand,
Expiring 01/17/20	Bank of America, N.A.	ZAR	13,392	880,096	954,041	73,945	—
Expiring 01/17/20	Barclays Capital	ZAR	12,633	826,687	899,984	73,297	—
Expiring 01/17/20	Barclays Capital	ZAR	1,341	87,548	95,535	7,987	—
Expiring 01/17/20	Citibank, N.A.	ZAR	4,149	276,076	295,555	19,479	—
Expiring 01/17/20	Citibank, N.A.	ZAR	1,372	91,252	97,718	6,466	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	ZAR	1,817	120,651	129,473	8,822	—
South Korean Won,
Expiring 01/06/20	BNP Paribas S.A.	KRW	129,710	109,000	112,279	3,279	—
Expiring 01/06/20	HSBC Bank USA, N.A.	KRW	148,875	125,000	128,868	3,868	—
Expiring 01/09/20	BNP Paribas S.A.	KRW	131,979	111,000	114,263	3,263	—
Expiring 01/09/20	Citibank, N.A.	KRW	127,234	107,000	110,155	3,155	—
Expiring 01/10/20	Citibank, N.A.	KRW	8,299	7,000	7,185	185	—
Expiring 01/10/20	Credit Suisse International	KRW	71,160	60,000	61,608	1,608	—
Expiring 02/03/20	Barclays Bank PLC	KRW	1,508,162	1,262,800	1,305,865	43,065	—
Expiring 03/18/20	Bank of America, N.A.	KRW	463,902	391,000	402,200	11,200	—
Expiring 03/18/20	Barclays Bank PLC	KRW	615,326	519,000	533,484	14,484	—
Expiring 03/18/20	Barclays Bank PLC	KRW	289,286	244,000	250,809	6,809	—
Expiring 03/18/20	Credit Suisse International	KRW	411,299	347,000	356,593	9,593	—
Expiring 03/18/20	Credit Suisse International	KRW	338,039	285,000	293,077	8,077	—
Expiring 03/18/20	Credit Suisse International	KRW	4,741	4,000	4,111	111	—
Expiring 03/18/20	HSBC Bank USA, N.A.	KRW	278,585	240,452	241,531	1,079	—
Swedish Krona,
Expiring 01/13/20	Standard Chartered Bank, London	SEK	1,996	209,919	213,286	3,367	—
Expiring 01/17/20	Citibank, N.A.	SEK	13,542	1,443,628	1,447,043	3,415	—
Expiring 01/17/20	Citibank, N.A.	SEK	13,168	1,352,655	1,407,094	54,439	—
Expiring 03/18/20	Barclays Bank PLC	SEK	3,108	328,328	333,105	4,777	—
Expiring 03/18/20	Barclays Bank PLC	SEK	1,600	169,011	171,493	2,482	—
Expiring 03/18/20	Barclays Bank PLC	SEK	1,222	130,292	130,925	633	—
Expiring 03/18/20	Barclays Bank PLC	SEK	1,005	107,978	107,676	—	(302)
Expiring 03/18/20	Citibank, N.A.	SEK	244	26,191	26,149	—	(42)
Expiring 03/18/20	Citibank, N.A.	SEK	3	322	322	—	—
Expiring 03/18/20	Citibank, N.A.	SEK	1	105	107	2	—
Expiring 03/18/20	Citibank, N.A.	SEK	1	108	107	—	(1)
Expiring 03/18/20	Citibank, N.A.	SEK	1	108	108	—	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SEK	1,110,837	117,212,760	119,043,247	1,830,487	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SEK	471	50,292	50,475	183	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SEK	452	48,212	48,422	210	—
Expiring 03/18/20	UBS AG	SEK	2,000	213,691	214,331	640	—
Expiring 03/19/20	UBS AG	SEK	312	33,589	33,432	—	(157)
Swiss Franc,
Expiring 01/13/20	BNP Paribas S.A.	CHF	10	10,191	10,342	151	—
Expiring 01/13/20	Standard Chartered Bank, London	CHF	214	217,050	221,330	4,280	—
Expiring 03/18/20	Citibank, N.A.	CHF	160	162,885	166,244	3,359	—
Expiring 03/18/20	Citibank, N.A.	CHF	1	1,022	1,039	17	—

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Swiss Franc (continued),
Expiring 03/18/20	Citibank, N.A.	CHF	1	$1,039	$1,039	$—	$—
Expiring 03/18/20	Citibank, N.A.	CHF	1	1,039	1,039	—	—
Expiring 03/18/20	UBS AG	CHF	1,875	1,909,240	1,948,173	38,933	—
Expiring 03/19/20	BNP Paribas S.A.	CHF	65	66,483	67,219	736	—
Expiring 03/19/20	UBS AG	CHF	966	993,031	1,003,915	10,884	—
Turkish Lira,
Expiring 01/17/20	Citibank, N.A.	TRY	528	88,555	88,298	—	(257)
Expiring 03/19/20	BNP Paribas S.A.	TRY	254	41,924	41,842	—	(82)

				$846,197,460	$858,632,551	12,823,739	(388,648)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/10/20	Bank of America, N.A.	AUD	3,211	$2,180,179	$2,253,905	$—	$(73,726)
Expiring 01/10/20	Barclays Bank PLC	AUD	2,399	1,628,117	1,683,936	—	(55,819)
Expiring 01/10/20	Citibank, N.A.	AUD	88	60,140	61,770	—	(1,630)
Expiring 01/10/20	HSBC Bank USA, N.A.	AUD	185	127,453	129,858	—	(2,405)
Expiring 01/13/20	Morgan Stanley & Co. International PLC	AUD	308	211,526	216,211	—	(4,685)
Expiring 01/17/20	Citibank, N.A.	AUD	265	177,869	185,797	—	(7,928)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	AUD	2,752	1,863,214	1,932,055	—	(68,841)
Expiring 03/18/20	Barclays Bank PLC	AUD	10,170	6,938,920	7,150,856	—	(211,936)
Expiring 03/18/20	Barclays Bank PLC	AUD	7,207	4,969,635	5,067,043	—	(97,408)
Expiring 03/18/20	Barclays Bank PLC	AUD	3,522	2,418,044	2,476,389	—	(58,345)
Expiring 03/18/20	Citibank, N.A.	AUD	2,440	1,690,629	1,715,572	—	(24,943)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	17,427	12,052,053	12,253,019	—	(200,966)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	14,320	10,046,472	10,068,771	—	(22,299)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	14,052	9,786,386	9,879,977	—	(93,591)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	12,235	8,466,665	8,602,593	—	(135,928)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	12,109	8,339,305	8,513,837	—	(174,532)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	10,068	6,962,462	7,078,544	—	(116,082)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	9,641	6,661,334	6,778,806	—	(117,472)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	9,325	6,415,541	6,556,195	—	(140,654)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	6,928	4,749,831	4,870,938	—	(121,107)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	5,989	4,096,783	4,210,731	—	(113,948)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	4,037	2,772,537	2,838,305	—	(65,768)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	2,963	2,031,839	2,083,173	—	(51,334)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	2,312	1,587,782	1,625,813	—	(38,031)
Expiring 03/18/20	UBS AG	AUD	4,700	3,216,741	3,304,586	—	(87,845)

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Australian Dollar (continued),
Expiring 03/19/20	BNP Paribas S.A.	AUD	39	$27,632	$27,691	$—	$(59)
Expiring 03/19/20	UBS AG	AUD	109	74,763	76,517	—	(1,754)
Brazilian Real,
Expiring 01/03/20	Citibank, N.A.	BRL	10,608	2,609,378	2,636,804	—	(27,426)
Expiring 01/03/20	Citibank, N.A.	BRL	2,868	708,359	712,899	—	(4,540)
Expiring 01/03/20	Citibank, N.A.	BRL	970	227,000	241,009	—	(14,009)
Expiring 01/03/20	Citibank, N.A.	BRL	518	125,000	128,824	—	(3,824)
Expiring 01/03/20	Goldman Sachs Bank USA	BRL	9,700	2,447,332	2,411,008	36,324	—
Expiring 01/03/20	HSBC Bank USA, N.A.	BRL	581	142,000	144,534	—	(2,534)
Expiring 01/03/20	JPMorgan Chase Bank, N.A.	BRL	954	247,992	237,124	10,868	—
Expiring 01/10/20	Citibank, N.A.	BRL	3,740	899,817	929,380	—	(29,563)
Expiring 01/10/20	Citibank, N.A.	BRL	3,740	899,817	929,380	—	(29,563)
Expiring 01/15/20	JPMorgan Chase Bank, N.A.	BRL	5,734	1,390,926	1,424,737	—	(33,811)
Expiring 01/15/20	JPMorgan Chase Bank, N.A.	BRL	5,396	1,285,619	1,340,732	—	(55,113)
Expiring 01/17/20	Citibank, N.A.	BRL	5,430	1,319,370	1,349,116	—	(29,746)
Expiring 01/17/20	Goldman Sachs International	BRL	498	123,819	123,731	88	—
Expiring 02/20/20	JPMorgan Chase Bank, N.A.	BRL	1,218	289,000	302,121	—	(13,121)
Expiring 03/19/20	Goldman Sachs International	BRL	230	57,091	57,071	20	—
Expiring 07/02/20	Citibank, N.A.	BRL	974	233,120	240,087	—	(6,967)
British Pound,
Expiring 01/10/20	BNP Paribas S.A.	GBP	8,309	10,759,740	11,009,289	—	(249,549)
Expiring 01/10/20	BNP Paribas S.A.	GBP	2,689	3,482,121	3,562,881	—	(80,760)
Expiring 01/10/20	BNP Paribas S.A.	GBP	247	319,803	327,271	—	(7,468)
Expiring 01/10/20	BNP Paribas S.A.	GBP	178	234,180	235,847	—	(1,667)
Expiring 01/10/20	BNP Paribas S.A.	GBP	115	153,927	152,373	1,554	—
Expiring 01/10/20	HSBC Bank USA, N.A.	GBP	1,038	1,353,386	1,375,333	—	(21,947)
Expiring 01/17/20	BNP Paribas S.A.	GBP	1,107	1,461,850	1,467,369	—	(5,519)
Expiring 01/17/20	Citibank, N.A.	GBP	880	1,185,862	1,165,638	20,224	—
Expiring 01/17/20	Citibank, N.A.	GBP	367	449,592	485,736	—	(36,144)
Expiring 01/17/20	Citibank, N.A.	GBP	190	246,097	251,797	—	(5,700)
Expiring 01/17/20	Citibank, N.A.	GBP	180	232,271	238,545	—	(6,274)
Expiring 01/17/20	Citibank, N.A.	GBP	130	168,848	172,282	—	(3,434)
Expiring 01/17/20	Goldman Sachs International	GBP	150	183,876	198,787	—	(14,911)
Expiring 03/18/20	Barclays Bank PLC	GBP	26,086	34,247,049	34,627,737	—	(380,688)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	20,889	27,602,973	27,728,835	—	(125,862)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	10,341	13,520,837	13,727,454	—	(206,617)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	7,761	10,154,334	10,302,616	—	(148,282)
Expiring 03/18/20	UBS AG	GBP	375	494,804	497,790	—	(2,986)
Expiring 03/18/20	UBS AG	GBP	125	164,102	165,930	—	(1,828)
Expiring 03/18/20	UBS AG	GBP	125	164,334	165,930	—	(1,596)
Expiring 03/19/20	UBS AG	GBP	42	55,832	56,273	—	(441)
Canadian Dollar,
Expiring 01/10/20	Bank of America, N.A.	CAD	1,183	890,193	911,071	—	(20,878)
Expiring 01/10/20	HSBC Bank USA, N.A.	CAD	326	248,597	251,064	—	(2,467)
Expiring 01/10/20	UBS AG	CAD	5,740	4,312,547	4,420,583	—	(108,036)
Expiring 01/13/20	HSBC Bank USA, N.A.	CAD	548	412,677	422,041	—	(9,364)
Expiring 01/13/20	HSBC Bank USA, N.A.	CAD	5	3,805	3,850	—	(45)
Expiring 01/17/20	Barclays Capital	CAD	1,828	1,387,266	1,407,857	—	(20,591)
Expiring 01/17/20	Citibank, N.A.	CAD	530	401,590	408,061	—	(6,471)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	CAD	335	254,997	258,004	—	(3,007)
Expiring 03/18/20	Barclays Bank PLC	CAD	14,526	11,034,379	11,189,533	—	(155,154)
Expiring 03/18/20	Barclays Bank PLC	CAD	4,404	3,357,762	3,392,241	—	(34,479)

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Canadian Dollar (continued),
Expiring 03/18/20	Barclays Bank PLC	CAD	1,960	$1,482,223	$1,509,680	$—	$(27,457)
Expiring 03/18/20	Citibank, N.A.	CAD	243	186,205	187,183	—	(978)
Expiring 03/18/20	Citibank, N.A.	CAD	45	34,241	34,664	—	(423)
Expiring 03/18/20	Citibank, N.A.	CAD	5	3,803	3,851	—	(48)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	68,077	51,693,278	52,439,646	—	(746,368)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	8,071	6,089,441	6,217,172	—	(127,731)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	7,783	5,893,836	5,995,606	—	(101,770)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	1,617	1,220,961	1,245,504	—	(24,543)
Expiring 03/19/20	BNP Paribas S.A.	CAD	210	159,502	161,567	—	(2,065)
Chilean Peso,
Expiring 01/06/20	Natwest Markets PLC	CLP	142,430	186,990	189,437	—	(2,447)
Expiring 01/27/20	BNP Paribas S.A.	CLP	93,225	125,000	124,022	978	—
Expiring 01/27/20	Citibank, N.A.	CLP	49,363	66,000	65,671	329	—
Expiring 01/27/20	Citibank, N.A.	CLP	5,226	7,000	6,952	48	—
Expiring 01/27/20	Credit Suisse International	CLP	446,355	616,155	593,811	22,344	—
Expiring 01/27/20	Goldman Sachs Bank USA	CLP	38,261	51,000	50,901	99	—
Expiring 02/24/20	HSBC Bank USA, N.A.	CLP	143,168	180,619	190,512	—	(9,893)
Expiring 03/19/20	Citibank, N.A.	CLP	165,132	215,267	219,804	—	(4,537)
Chinese Renminbi,
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	CNH	13,253	1,857,967	1,903,306	—	(45,339)
Expiring 03/18/20	Citibank, N.A.	CNH	13,434	1,903,716	1,926,338	—	(22,622)
Expiring 03/18/20	Deutsche Bank AG	CNH	1,770	245,673	253,806	—	(8,133)
Expiring 03/18/20	Goldman Sachs Bank USA	CNH	6,775	960,798	971,530	—	(10,732)
Expiring 03/18/20	HSBC Bank USA, N.A.	CNH	5,101	707,217	731,492	—	(24,275)
Expiring 03/18/20	HSBC Bank USA, N.A.	CNH	3,166	450,000	453,960	—	(3,960)
Expiring 03/18/20	HSBC Bank USA, N.A.	CNH	2,744	389,823	393,482	—	(3,659)
Expiring 03/19/20	Bank of America, N.A.	CNH	37	5,214	5,242	—	(28)
Colombian Peso,
Expiring 01/15/20	Citibank, N.A.	COP	778,919	233,000	236,814	—	(3,814)
Expiring 01/15/20	Citibank, N.A.	COP	257,873	77,000	78,401	—	(1,401)
Expiring 01/17/20	Citibank, N.A.	COP	857,036	250,522	260,547	—	(10,025)
Expiring 01/17/20	Goldman Sachs International	COP	15,070	4,596	4,582	14	—
Expiring 02/14/20	Citibank, N.A.	COP	5,204,510	1,501,481	1,580,491	—	(79,010)
Expiring 02/14/20	Citibank, N.A.	COP	655,183	189,018	198,964	—	(9,946)
Expiring 02/14/20	Citibank, N.A.	COP	542,752	160,000	164,821	—	(4,821)
Expiring 02/14/20	Citibank, N.A.	COP	3,395	1,000	1,031	—	(31)
Expiring 02/14/20	Citibank, N.A.	COP	3,390	1,000	1,029	—	(29)
Expiring 02/14/20	Goldman Sachs Bank USA	COP	1,164,657	343,000	353,680	—	(10,680)
Expiring 03/19/20	Barclays Bank PLC	COP	728,233	214,720	220,684	—	(5,964)
Czech Koruna,
Expiring 01/10/20	HSBC Bank USA, N.A.	CZK	4,000	174,803	176,448	—	(1,645)
Expiring 03/19/20	Citibank, N.A.	CZK	367	16,094	16,172	—	(78)
Danish Krone,
Expiring 01/02/20	Bank of America, N.A.	DKK	52,244	7,748,427	7,843,325	—	(94,898)
Expiring 01/02/20	BNP Paribas S.A.	DKK	5,100	759,179	765,660	—	(6,481)
Expiring 01/02/20	Citibank, N.A.	DKK	2,645	393,142	397,092	—	(3,950)
Expiring 01/02/20	HSBC Bank USA, N.A.	DKK	5,065	753,323	760,405	—	(7,082)
Expiring 01/02/20	HSBC Bank USA, N.A.	DKK	3,535	528,137	530,707	—	(2,570)
Expiring 01/02/20	HSBC Bank USA, N.A.	DKK	3,530	529,700	529,957	—	(257)
Expiring 01/02/20	HSBC Bank USA, N.A.	DKK	3,340	498,668	501,432	—	(2,764)
Expiring 01/02/20	HSBC Bank USA, N.A.	DKK	3,040	451,035	456,393	—	(5,358)

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Danish Krone (continued),
Expiring 01/02/20	HSBC Bank USA, N.A.	DKK	2,555	$379,379	$383,581	$—	$(4,202)
Expiring 01/02/20	JPMorgan Chase Bank, N.A.	DKK	1,585	234,223	237,955	—	(3,732)
Expiring 01/02/20	JPMorgan Chase Bank, N.A.	DKK	1,370	203,827	205,677	—	(1,850)
Expiring 01/02/20	Morgan Stanley & Co. International PLC	DKK	3,245	486,147	487,170	—	(1,023)
Expiring 01/02/20	UBS AG	DKK	50,738	7,494,935	7,617,221	—	(122,286)
Expiring 03/18/20	Citibank, N.A.	DKK	1,199	181,002	180,954	48	—
Expiring 03/18/20	Citibank, N.A.	DKK	913	136,504	137,787	—	(1,283)
Expiring 03/18/20	Citibank, N.A.	DKK	895	133,854	135,076	—	(1,222)
Expiring 03/18/20	Citibank, N.A.	DKK	769	114,967	116,058	—	(1,091)
Expiring 03/18/20	Citibank, N.A.	DKK	50	7,502	7,546	—	(44)
Expiring 03/18/20	Citibank, N.A.	DKK	5	748	755	—	(7)
Expiring 03/18/20	Citibank, N.A.	DKK	1	150	151	—	(1)
Expiring 03/19/20	BNP Paribas S.A.	DKK	271	40,718	40,891	—	(173)
Expiring 04/01/20	Goldman Sachs Bank USA	DKK	81,127	12,121,892	12,255,671	—	(133,779)
Expiring 04/01/20	Goldman Sachs Bank USA	DKK	52,112	7,786,532	7,872,465	—	(85,933)
Euro,
Expiring 01/10/20	Bank of America, N.A.	EUR	2,415	2,667,403	2,710,592	—	(43,189)
Expiring 01/10/20	BNP Paribas S.A.	EUR	1,044	1,160,987	1,171,784	—	(10,797)
Expiring 01/10/20	BNP Paribas S.A.	EUR	771	865,149	865,369	—	(220)
Expiring 01/10/20	Goldman Sachs Bank USA	EUR	31,323	34,618,024	35,156,443	—	(538,419)
Expiring 01/10/20	HSBC Bank USA, N.A.	EUR	2,416	2,681,756	2,711,715	—	(29,959)
Expiring 01/13/20	HSBC Bank USA, N.A.	EUR	184	205,490	206,560	—	(1,070)
Expiring 01/13/20	Standard Chartered Bank, London	EUR	374	415,301	419,437	—	(4,136)
Expiring 01/17/20	Barclays Capital	EUR	5,330	5,904,137	5,984,978	—	(80,841)
Expiring 01/17/20	BNP Paribas S.A.	EUR	2,587	2,859,613	2,905,412	—	(45,799)
Expiring 01/17/20	Citibank, N.A.	EUR	5,630	6,212,761	6,321,844	—	(109,083)
Expiring 01/17/20	Citibank, N.A.	EUR	1,912	2,145,883	2,146,983	—	(1,100)
Expiring 01/17/20	Citibank, N.A.	EUR	390	433,461	437,925	—	(4,464)
Expiring 01/17/20	Citibank, N.A.	EUR	370	410,347	415,468	—	(5,121)
Expiring 01/17/20	Citibank, N.A.	EUR	290	323,974	325,637	—	(1,663)
Expiring 01/17/20	Citibank, N.A.	EUR	290	323,687	325,637	—	(1,950)
Expiring 01/17/20	Citibank, N.A.	EUR	147	164,831	165,064	—	(233)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	EUR	1,270	1,423,637	1,426,064	—	(2,427)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	EUR	1,072	1,196,315	1,203,734	—	(7,419)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	EUR	390	431,876	437,925	—	(6,049)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	EUR	180	199,782	202,119	—	(2,337)
Expiring 03/16/20	Citibank, N.A.	EUR	221	256,940	249,211	7,729	—
Expiring 03/16/20	Goldman Sachs Bank USA	EUR	314	366,350	353,851	12,499	—
Expiring 03/16/20	Morgan Stanley & Co. International PLC	EUR	108	124,613	121,565	3,048	—
Expiring 03/18/20	Citibank, N.A.	EUR	1,099	1,223,045	1,238,250	—	(15,205)
Expiring 03/18/20	Citibank, N.A.	EUR	1,082	1,205,103	1,219,861	—	(14,758)
Expiring 03/18/20	Citibank, N.A.	EUR	1,071	1,193,684	1,207,600	—	(13,916)
Expiring 03/18/20	Citibank, N.A.	EUR	1,060	1,181,479	1,195,340	—	(13,861)
Expiring 03/18/20	Citibank, N.A.	EUR	1,037	1,155,361	1,169,374	—	(14,013)
Expiring 03/18/20	Citibank, N.A.	EUR	963	1,072,365	1,084,913	—	(12,548)
Expiring 03/18/20	Citibank, N.A.	EUR	963	1,067,910	1,084,913	—	(17,003)
Expiring 03/18/20	Citibank, N.A.	EUR	963	1,075,232	1,084,913	—	(9,681)
Expiring 03/18/20	Citibank, N.A.	EUR	963	1,074,158	1,084,913	—	(10,755)
Expiring 03/18/20	Citibank, N.A.	EUR	963	1,074,528	1,084,915	—	(10,387)
Expiring 03/18/20	Citibank, N.A.	EUR	963	1,067,245	1,084,913	—	(17,668)
Expiring 03/18/20	Citibank, N.A.	EUR	962	1,074,133	1,084,912	—	(10,779)
Expiring 03/18/20	Citibank, N.A.	EUR	962	1,072,713	1,084,912	—	(12,199)

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Euro (continued),
Expiring 03/18/20	Citibank, N.A.	EUR	515	$574,762	$580,499	$—	$(5,737)
Expiring 03/18/20	Citibank, N.A.	EUR	181	200,666	203,979	—	(3,313)
Expiring 03/18/20	Citibank, N.A.	EUR	179	198,341	201,664	—	(3,323)
Expiring 03/18/20	Citibank, N.A.	EUR	177	196,146	199,344	—	(3,198)
Expiring 03/18/20	Citibank, N.A.	EUR	174	193,900	195,867	—	(1,967)
Expiring 03/18/20	Citibank, N.A.	EUR	173	191,651	194,707	—	(3,056)
Expiring 03/18/20	Citibank, N.A.	EUR	173	191,558	194,707	—	(3,149)
Expiring 03/18/20	Citibank, N.A.	EUR	172	190,352	193,550	—	(3,198)
Expiring 03/18/20	Citibank, N.A.	EUR	171	190,291	192,390	—	(2,099)
Expiring 03/18/20	Citibank, N.A.	EUR	170	188,152	191,233	—	(3,081)
Expiring 03/18/20	Citibank, N.A.	EUR	170	189,264	191,233	—	(1,969)
Expiring 03/18/20	Citibank, N.A.	EUR	165	182,514	185,438	—	(2,924)
Expiring 03/18/20	Citibank, N.A.	EUR	159	176,860	179,640	—	(2,780)
Expiring 03/18/20	Citibank, N.A.	EUR	155	172,183	175,004	—	(2,821)
Expiring 03/18/20	Citibank, N.A.	EUR	155	173,147	175,004	—	(1,857)
Expiring 03/18/20	Citibank, N.A.	EUR	154	170,922	173,845	—	(2,923)
Expiring 03/18/20	Citibank, N.A.	EUR	153	169,668	172,687	—	(3,019)
Expiring 03/18/20	Citibank, N.A.	EUR	153	170,810	172,687	—	(1,877)
Expiring 03/18/20	Citibank, N.A.	EUR	152	168,533	171,528	—	(2,995)
Expiring 03/18/20	Citibank, N.A.	EUR	150	166,254	169,322	—	(3,068)
Expiring 03/18/20	Citibank, N.A.	EUR	149	165,451	168,050	—	(2,599)
Expiring 03/18/20	Citibank, N.A.	EUR	146	161,844	164,574	—	(2,730)
Expiring 03/18/20	Citibank, N.A.	EUR	140	155,407	157,732	—	(2,325)
Expiring 03/18/20	Citibank, N.A.	EUR	140	155,067	157,732	—	(2,665)
Expiring 03/18/20	Citibank, N.A.	EUR	140	156,190	157,732	—	(1,542)
Expiring 03/18/20	Citibank, N.A.	EUR	4	4,512	4,508	4	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	7,203	8,043,696	8,118,837	—	(75,141)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	822	914,514	926,377	—	(11,863)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	367	410,928	413,223	—	(2,295)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	335	374,048	377,501	—	(3,453)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	279	313,995	314,040	—	(45)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	152	170,846	171,588	—	(742)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	141	157,967	158,523	—	(556)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	133	149,081	150,242	—	(1,161)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	133	147,619	149,375	—	(1,756)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	120	135,085	135,560	—	(475)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	105	118,681	118,566	115	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	34	38,341	38,658	—	(317)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	9	10,004	10,076	—	(72)
Expiring 03/18/20	UBS AG	EUR	13,250	14,767,973	14,935,164	—	(167,191)
Expiring 03/19/20	Barclays Bank PLC	EUR	1,000	1,121,844	1,126,860	—	(5,016)
Expiring 03/19/20	BNP Paribas S.A.	EUR	1,116	1,253,025	1,258,522	—	(5,497)

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Euro (continued),
Expiring 03/19/20	Goldman Sachs International	EUR	2,100	$2,356,513	$2,366,922	$—	$(10,409)
Expiring 03/19/20	The Bank of New York Mellon	EUR	144	162,133	162,845	—	(712)
Expiring 03/19/20	UBS AG	EUR	9,009	10,110,604	10,155,501	—	(44,897)
Expiring 03/19/20	UBS AG	EUR	144	162,751	162,830	—	(79)
Expiring 03/19/20	UBS AG	EUR	27	29,952	30,330	—	(378)
Hong Kong Dollar,
Expiring 03/19/20	Goldman Sachs International	HKD	496	63,653	63,661	—	(8)
Expiring 03/19/20	UBS AG	HKD	414	53,141	53,141	—	—
Expiring 09/03/20	BNP Paribas S.A.	HKD	990	126,000	126,893	—	(893)
Expiring 09/03/20	Standard Chartered Bank, London	HKD	9,981	1,270,000	1,279,246	—	(9,246)
Hungarian Forint,
Expiring 03/19/20	UBS AG	HUF	8,438	28,649	28,712	—	(63)
Indian Rupee,
Expiring 01/15/20	Barclays Capital	INR	240,088	3,336,452	3,358,662	—	(22,210)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	INR	37,190	515,761	521,410	—	(5,649)
Expiring 03/19/20	BNP Paribas S.A.	INR	2,337	32,833	32,544	289	—
Expiring 04/27/20	Goldman Sachs Bank USA	INR	153,144	2,110,876	2,122,302	—	(11,426)
Expiring 05/04/20	HSBC Bank USA, N.A.	INR	76,291	1,061,931	1,056,370	5,561	—
Expiring 05/04/20	JPMorgan Chase Bank, N.A.	INR	76,159	1,056,883	1,054,539	2,344	—
Indonesian Rupiah,
Expiring 01/15/20	JPMorgan Chase Bank, N.A.	IDR	22,921,095	1,593,181	1,655,469	—	(62,288)
Expiring 01/17/20	Barclays Bank PLC	IDR	63,677,643	4,421,444	4,598,127	—	(176,683)
Expiring 03/19/20	Goldman Sachs International	IDR	170,801	12,089	12,267	—	(178)
Israeli Shekel,
Expiring 01/16/20	Citibank, N.A.	ILS	436	126,028	126,352	—	(324)
Expiring 03/19/20	Bank of America, N.A.	ILS	56	16,102	16,241	—	(139)
Japanese Yen,
Expiring 01/10/20	Citibank, N.A.	JPY	521,200	4,767,100	4,799,594	—	(32,494)
Expiring 01/10/20	HSBC Bank USA, N.A.	JPY	480,400	4,399,075	4,423,877	—	(24,802)
Expiring 01/14/20	Barclays Bank PLC	JPY	112,718	1,030,486	1,038,212	—	(7,726)
Expiring 01/14/20	BNP Paribas S.A.	JPY	22,523	207,169	207,453	—	(284)
Expiring 01/17/20	Barclays Bank PLC	JPY	107,321	1,009,632	988,659	20,973	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	JPY	82,779	764,851	762,575	2,276	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	5,635,850	52,210,153	52,099,254	110,899	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	693,498	6,368,524	6,410,878	—	(42,354)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	203,143	1,866,174	1,877,902	—	(11,728)
Expiring 03/19/20	Goldman Sachs International	JPY	14,963	137,436	138,327	—	(891)
Expiring 03/19/20	Goldman Sachs International	JPY	8,033	73,776	74,265	—	(489)
Expiring 03/19/20	UBS AG	JPY	118,341	1,086,795	1,094,038	—	(7,243)
Mexican Peso,
Expiring 01/09/20	Citibank, N.A.	MXN	1,600	82,904	84,517	—	(1,613)
Expiring 01/09/20	Goldman Sachs Bank USA	MXN	1,700	88,098	89,799	—	(1,701)
Expiring 01/17/20	Barclays Bank PLC	MXN	20,055	999,989	1,058,018	—	(58,029)
Expiring 01/22/20	JPMorgan Chase Bank, N.A.	MXN	5,632	280,248	296,884	—	(16,636)
Expiring 01/22/20	Natwest Markets PLC	MXN	25,058	1,296,931	1,320,901	—	(23,970)
Expiring 01/22/20	Natwest Markets PLC	MXN	21,040	1,088,964	1,109,090	—	(20,126)
Expiring 01/28/20	BNP Paribas S.A.	MXN	9,477	490,909	499,092	—	(8,183)
Expiring 02/06/20	Goldman Sachs Bank USA	MXN	10,600	544,407	557,484	—	(13,077)
New Taiwanese Dollar,
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	TWD	63,496	2,063,984	2,125,263	—	(61,279)
Expiring 03/18/20	Deutsche Bank AG	TWD	47,997	1,588,974	1,614,145	—	(25,171)

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
New Taiwanese Dollar (continued),
Expiring 03/18/20	Deutsche Bank AG	TWD	15,909	$526,691	$535,034	$—	$(8,343)
Expiring 03/19/20	BNP Paribas S.A.	TWD	771	25,756	25,918	—	(162)
New Zealand Dollar,
Expiring 01/10/20	Citibank, N.A.	NZD	1,858	1,194,847	1,250,975	—	(56,128)
Expiring 01/10/20	Morgan Stanley & Co. International PLC	NZD	807	534,471	543,346	—	(8,875)
Expiring 01/13/20	HSBC Bank USA, N.A.	NZD	308	203,421	207,383	—	(3,962)
Expiring 03/18/20	Barclays Bank PLC	NZD	24,477	16,069,655	16,496,745	—	(427,090)
Expiring 03/18/20	Barclays Bank PLC	NZD	9,793	6,476,820	6,600,095	—	(123,275)
Expiring 03/18/20	Barclays Bank PLC	NZD	654	439,074	441,072	—	(1,998)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	11,368	7,463,372	7,661,321	—	(197,949)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	2,710	1,820,645	1,826,106	—	(5,461)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	1,729	1,142,265	1,165,169	—	(22,904)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	1,113	729,363	750,147	—	(20,784)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	51	33,351	34,098	—	(747)
Expiring 03/19/20	Commonwealth Bank of Australia	NZD	67	43,868	44,902	—	(1,034)
Norwegian Krone,
Expiring 01/13/20	BNP Paribas S.A.	NOK	3,781	413,423	430,700	—	(17,277)
Expiring 01/13/20	Citibank, N.A.	NOK	7,423	824,139	845,566	—	(21,427)
Expiring 03/18/20	Barclays Bank PLC	NOK	866,991	95,009,552	98,776,287	—	(3,766,735)
Expiring 03/18/20	Barclays Bank PLC	NOK	23,035	2,623,110	2,624,430	—	(1,320)
Expiring 03/18/20	Barclays Bank PLC	NOK	12,193	1,381,167	1,389,148	—	(7,981)
Expiring 03/18/20	Barclays Bank PLC	NOK	5,459	595,222	621,915	—	(26,693)
Expiring 03/18/20	Barclays Bank PLC	NOK	4,603	503,290	524,460	—	(21,170)
Expiring 03/18/20	Barclays Bank PLC	NOK	3,309	363,808	377,048	—	(13,240)
Expiring 03/18/20	Citibank, N.A.	NOK	11,584	1,263,163	1,319,794	—	(56,631)
Expiring 03/18/20	Citibank, N.A.	NOK	11,584	1,265,255	1,319,794	—	(54,539)
Expiring 03/18/20	Citibank, N.A.	NOK	11,584	1,272,671	1,319,794	—	(47,123)
Expiring 03/18/20	Citibank, N.A.	NOK	11,584	1,261,162	1,319,794	—	(58,632)
Expiring 03/18/20	Citibank, N.A.	NOK	11,584	1,259,218	1,319,794	—	(60,576)
Expiring 03/18/20	Citibank, N.A.	NOK	8,713	950,915	992,627	—	(41,712)
Expiring 03/18/20	Citibank, N.A.	NOK	2,872	314,066	327,167	—	(13,101)
Expiring 03/18/20	Citibank, N.A.	NOK	2,872	313,263	327,167	—	(13,904)
Expiring 03/18/20	Citibank, N.A.	NOK	2,614	285,618	297,788	—	(12,170)
Expiring 03/18/20	Citibank, N.A.	NOK	2,523	275,896	287,462	—	(11,566)
Expiring 03/18/20	Citibank, N.A.	NOK	2,440	265,968	277,936	—	(11,968)
Expiring 03/18/20	Citibank, N.A.	NOK	2,440	266,182	277,936	—	(11,754)
Expiring 03/18/20	Citibank, N.A.	NOK	2,265	246,874	258,083	—	(11,209)
Expiring 03/18/20	Citibank, N.A.	NOK	2,091	227,959	238,231	—	(10,272)
Expiring 03/18/20	Citibank, N.A.	NOK	2,091	228,299	238,231	—	(9,932)
Expiring 03/18/20	Citibank, N.A.	NOK	2,091	228,376	238,231	—	(9,855)
Expiring 03/18/20	Citibank, N.A.	NOK	1,743	189,863	198,526	—	(8,663)
Expiring 03/18/20	Citibank, N.A.	NOK	5	545	570	—	(25)
Expiring 03/18/20	Citibank, N.A.	NOK	3	342	342	—	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NOK	13,102	1,429,474	1,492,687	—	(63,213)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NOK	344	37,632	39,196	—	(1,564)
Expiring 03/19/20	UBS AG	NOK	162	18,019	18,501	—	(482)

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Peruvian Nuevo Sol,
Expiring 01/10/20	Citibank, N.A.	PEN	1,555	$462,354	$469,087	$—	$(6,733)
Expiring 01/10/20	Citibank, N.A.	PEN	1,115	331,978	336,342	—	(4,364)
Expiring 01/10/20	Citibank, N.A.	PEN	404	120,103	121,852	—	(1,749)
Expiring 01/15/20	BNP Paribas S.A.	PEN	2,909	866,134	877,501	—	(11,367)
Expiring 02/12/20	Citibank, N.A.	PEN	2,796	835,311	842,686	—	(7,375)
Expiring 03/04/20	Citibank, N.A.	PEN	1,555	461,956	468,209	—	(6,253)
Expiring 03/04/20	Citibank, N.A.	PEN	1,519	451,228	457,336	—	(6,108)
Expiring 03/18/20	Citibank, N.A.	PEN	2,909	874,100	875,584	—	(1,484)
Expiring 03/19/20	Barclays Bank PLC	PEN	772	227,818	232,510	—	(4,692)
Polish Zloty,
Expiring 02/10/20	JPMorgan Chase Bank, N.A.	PLN	2,634	685,661	694,359	—	(8,698)
Expiring 02/10/20	JPMorgan Chase Bank, N.A.	PLN	1,481	386,302	390,412	—	(4,110)
Expiring 03/19/20	Bank of America, N.A.	PLN	34	8,905	8,954	—	(49)
Romanian Leu,
Expiring 03/16/20	BNP Paribas S.A.	RON	755	171,845	176,259	—	(4,414)
Expiring 03/16/20	Citibank, N.A.	RON	760	173,105	177,525	—	(4,420)
Expiring 03/16/20	Morgan Stanley & Co. International PLC	RON	762	173,266	177,811	—	(4,545)
Expiring 03/16/20	Natwest Markets PLC	RON	866	198,190	202,256	—	(4,066)
Russian Ruble,
Expiring 01/15/20	Bank of America, N.A.	RUB	112,373	1,724,691	1,807,179	—	(82,488)
Expiring 01/17/20	Barclays Capital	RUB	6,584	103,133	105,857	—	(2,724)
Expiring 01/17/20	BNP Paribas S.A.	RUB	77,170	1,194,343	1,240,749	—	(46,406)
Expiring 01/17/20	Citibank, N.A.	RUB	102,050	1,626,736	1,640,750	—	(14,014)
Expiring 01/17/20	Citibank, N.A.	RUB	69,856	1,076,084	1,123,140	—	(47,056)
Expiring 02/20/20	JPMorgan Chase Bank, N.A.	RUB	48,204	747,400	771,791	—	(24,391)
Expiring 03/19/20	BNP Paribas S.A.	RUB	1,342	21,147	21,422	—	(275)
Saudi Arabian Riyal,
Expiring 02/13/20	Bank of America, N.A.	SAR	14,472	3,858,583	3,858,799	—	(216)
Singapore Dollar,
Expiring 03/18/20	Barclays Bank PLC	SGD	45,686	33,627,758	33,994,145	—	(366,387)
Expiring 03/18/20	Barclays Bank PLC	SGD	1,919	1,419,924	1,427,594	—	(7,670)
Expiring 03/18/20	Barclays Bank PLC	SGD	1,506	1,111,768	1,120,964	—	(9,196)
Expiring 03/18/20	Barclays Bank PLC	SGD	320	235,426	237,838	—	(2,412)
Expiring 03/18/20	Citibank, N.A.	SGD	79	58,092	58,783	—	(691)
Expiring 03/18/20	Citibank, N.A.	SGD	79	57,990	58,783	—	(793)
Expiring 03/18/20	Citibank, N.A.	SGD	79	58,027	58,783	—	(756)
Expiring 03/18/20	Citibank, N.A.	SGD	79	58,142	58,783	—	(641)
Expiring 03/18/20	Citibank, N.A.	SGD	48	35,628	35,716	—	(88)
Expiring 03/18/20	Citibank, N.A.	SGD	43	31,518	31,996	—	(478)
Expiring 03/18/20	Citibank, N.A.	SGD	14	10,346	10,417	—	(71)
Expiring 03/18/20	HSBC Bank USA, N.A.	SGD	1,102	807,466	819,941	—	(12,475)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SGD	44,013	32,391,953	32,749,696	—	(357,743)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SGD	1,613	1,196,987	1,200,204	—	(3,217)
Expiring 03/19/20	Barclays Bank PLC	SGD	110	81,152	81,713	—	(561)
South African Rand,
Expiring 01/17/20	Citibank, N.A.	ZAR	34,889	2,270,118	2,485,481	—	(215,363)
Expiring 02/05/20	Citibank, N.A.	ZAR	784	52,946	55,710	—	(2,764)
Expiring 02/05/20	Morgan Stanley & Co. International PLC	ZAR	949	64,121	67,408	—	(3,287)
Expiring 02/26/20	Standard Chartered Bank, London	ZAR	1,640	105,245	116,209	—	(10,964)
Expiring 03/04/20	Citibank, N.A.	ZAR	11,870	762,263	840,403	—	(78,140)

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
South African Rand (continued),
Expiring 03/11/20	HSBC Bank USA, N.A.	ZAR	3,474	$230,074	$245,711	$—	$(15,637)
Expiring 03/18/20	Goldman Sachs Bank USA	ZAR	30,020	2,021,202	2,121,482	—	(100,280)
Expiring 03/19/20	UBS AG	ZAR	218	14,967	15,409	—	(442)
South Korean Won,
Expiring 01/06/20	HSBC Bank USA, N.A.	KRW	278,585	240,151	241,147	—	(996)
Expiring 01/17/20	Barclays Bank PLC	KRW	5,258,746	4,399,888	4,552,994	—	(153,106)
Expiring 01/28/20	Barclays Capital	KRW	1,381,630	1,192,191	1,195,467	—	(3,276)
Expiring 02/24/20	HSBC Bank USA, N.A.	KRW	464,195	391,000	402,017	—	(11,017)
Expiring 02/26/20	HSBC Bank USA, N.A.	KRW	485,524	409,000	420,498	—	(11,498)
Expiring 03/18/20	Citibank, N.A.	KRW	1,851,913	1,578,407	1,605,596	—	(27,189)
Expiring 03/18/20	Citibank, N.A.	KRW	144,993	123,579	125,708	—	(2,129)
Expiring 03/19/20	Citibank, N.A.	KRW	25,397	21,706	22,020	—	(314)
Swedish Krona,
Expiring 01/10/20	BNP Paribas S.A.	SEK	11,985	1,252,140	1,280,238	—	(28,098)
Expiring 01/13/20	HSBC Bank USA, N.A.	SEK	27	2,890	2,885	5	—
Expiring 01/13/20	Morgan Stanley & Co. International PLC	SEK	33	3,484	3,526	—	(42)
Expiring 03/18/20	Barclays Bank PLC	SEK	195,114	20,667,481	20,909,510	—	(242,029)
Expiring 03/18/20	Barclays Bank PLC	SEK	4,850	522,304	519,719	2,585	—
Expiring 03/18/20	Barclays Bank PLC	SEK	4,251	456,147	455,570	577	—
Expiring 03/18/20	Barclays Bank PLC	SEK	2,725	290,590	292,050	—	(1,460)
Expiring 03/18/20	Barclays Bank PLC	SEK	2,564	274,957	274,807	150	—
Expiring 03/18/20	Barclays Bank PLC	SEK	1,501	160,442	160,893	—	(451)
Expiring 03/18/20	Citibank, N.A.	SEK	5,951	637,379	637,789	—	(410)
Expiring 03/18/20	Citibank, N.A.	SEK	5,613	601,413	601,549	—	(136)
Expiring 03/18/20	Citibank, N.A.	SEK	5,613	602,996	601,549	1,447	—
Expiring 03/18/20	Citibank, N.A.	SEK	2,118	221,503	226,923	—	(5,420)
Expiring 03/18/20	Citibank, N.A.	SEK	2,118	221,734	226,923	—	(5,189)
Expiring 03/18/20	Citibank, N.A.	SEK	2,118	221,746	226,923	—	(5,177)
Expiring 03/18/20	Citibank, N.A.	SEK	1,651	172,648	176,930	—	(4,282)
Expiring 03/18/20	Citibank, N.A.	SEK	766	81,027	82,089	—	(1,062)
Expiring 03/18/20	Citibank, N.A.	SEK	627	66,123	67,193	—	(1,070)
Expiring 03/18/20	Citibank, N.A.	SEK	467	48,782	49,993	—	(1,211)
Expiring 03/18/20	Citibank, N.A.	SEK	219	23,600	23,469	131	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SEK	4,765	504,500	510,683	—	(6,183)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SEK	3,241	343,580	347,374	—	(3,794)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SEK	3,122	334,898	334,540	358	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SEK	2,858	302,803	306,297	—	(3,494)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SEK	676	72,903	72,457	446	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SEK	311	33,078	33,278	—	(200)
Expiring 03/18/20	UBS AG	SEK	20,000	2,111,821	2,143,307	—	(31,486)
Expiring 03/19/20	UBS AG	SEK	608	65,175	65,109	66	—
Swiss Franc,
Expiring 01/10/20	Goldman Sachs Bank USA	CHF	1,306	1,313,045	1,349,984	—	(36,939)
Expiring 01/13/20	HSBC Bank USA, N.A.	CHF	1,439	1,455,333	1,488,288	—	(32,955)
Expiring 03/18/20	Citibank, N.A.	CHF	2,218	2,257,716	2,304,472	—	(46,756)
Expiring 03/18/20	Citibank, N.A.	CHF	2,218	2,254,070	2,304,472	—	(50,402)
Expiring 03/18/20	Citibank, N.A.	CHF	2,218	2,241,352	2,304,472	—	(63,120)
Expiring 03/18/20	Citibank, N.A.	CHF	2,218	2,260,002	2,304,474	—	(44,472)

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Swiss Franc (continued),
Expiring 03/18/20	Citibank, N.A.	CHF	2,218	$2,260,107	$2,304,474	$—	$(44,367)
Expiring 03/18/20	Citibank, N.A.	CHF	2,218	2,237,083	2,304,474	—	(67,391)
Expiring 03/18/20	Citibank, N.A.	CHF	1,374	1,390,136	1,427,897	—	(37,761)
Expiring 03/18/20	Citibank, N.A.	CHF	1,265	1,278,114	1,314,368	—	(36,254)
Expiring 03/18/20	Citibank, N.A.	CHF	691	698,581	717,691	—	(19,110)
Expiring 03/18/20	Citibank, N.A.	CHF	606	614,860	629,603	—	(14,743)
Expiring 03/18/20	Citibank, N.A.	CHF	589	595,100	611,612	—	(16,512)
Expiring 03/18/20	Citibank, N.A.	CHF	589	594,869	611,612	—	(16,743)
Expiring 03/18/20	Citibank, N.A.	CHF	585	591,325	608,015	—	(16,690)
Expiring 03/18/20	Citibank, N.A.	CHF	582	592,497	604,418	—	(11,921)
Expiring 03/18/20	Citibank, N.A.	CHF	582	593,154	604,417	—	(11,263)
Expiring 03/18/20	Citibank, N.A.	CHF	578	588,329	600,821	—	(12,492)
Expiring 03/18/20	Citibank, N.A.	CHF	578	589,429	600,821	—	(11,392)
Expiring 03/18/20	Citibank, N.A.	CHF	575	581,196	597,222	—	(16,026)
Expiring 03/18/20	Citibank, N.A.	CHF	571	579,816	593,625	—	(13,809)
Expiring 03/18/20	Citibank, N.A.	CHF	571	580,859	593,625	—	(12,766)
Expiring 03/18/20	Citibank, N.A.	CHF	571	582,168	593,627	—	(11,459)
Expiring 03/18/20	Citibank, N.A.	CHF	568	574,404	590,030	—	(15,626)
Expiring 03/18/20	Citibank, N.A.	CHF	557	563,448	579,236	—	(15,788)
Expiring 03/18/20	Citibank, N.A.	CHF	554	561,993	575,636	—	(13,643)
Expiring 03/18/20	Citibank, N.A.	CHF	521	526,281	541,586	—	(15,305)
Expiring 03/18/20	Citibank, N.A.	CHF	492	495,919	510,877	—	(14,958)
Expiring 03/18/20	Citibank, N.A.	CHF	487	493,780	505,609	—	(11,829)
Expiring 03/18/20	Citibank, N.A.	CHF	487	491,571	505,609	—	(14,038)
Expiring 03/18/20	Citibank, N.A.	CHF	487	491,733	505,609	—	(13,876)
Expiring 03/18/20	Citibank, N.A.	CHF	487	494,823	505,609	—	(10,786)
Expiring 03/18/20	Citibank, N.A.	CHF	487	495,836	505,610	—	(9,774)
Expiring 03/18/20	Citibank, N.A.	CHF	433	436,626	449,718	—	(13,092)
Expiring 03/18/20	Citibank, N.A.	CHF	391	394,588	406,542	—	(11,954)
Expiring 03/18/20	Citibank, N.A.	CHF	387	393,260	402,103	—	(8,843)
Expiring 03/18/20	Citibank, N.A.	CHF	381	383,847	395,749	—	(11,902)
Expiring 03/18/20	Citibank, N.A.	CHF	179	185,874	185,986	—	(112)
Expiring 03/18/20	Citibank, N.A.	CHF	14	14,326	14,546	—	(220)
Expiring 03/18/20	Citibank, N.A.	CHF	1	1,027	1,039	—	(12)
Expiring 03/19/20	BNP Paribas S.A.	CHF	28	28,627	28,632	—	(5)
Thai Baht,
Expiring 03/19/20	Citibank, N.A.	THB	778	25,721	26,005	—	(284)
Turkish Lira,
Expiring 03/19/20	BNP Paribas S.A.	TRY	56	9,308	9,236	72	—
Expiring 03/19/20	UBS AG	TRY	209	34,606	34,373	233	—

				$910,368,558	$926,127,499	264,745	(16,023,686)

						$13,088,484	$(16,412,334)

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Daimler AG	12/20/20	1.000%(Q)	EUR	150	0.132%	$2,469	$1,497	$(972)
Daimler AG	12/20/20	1.000%(Q)	EUR	100	0.132%	1,646	998	(648)
Ford Motor Credit Co. LLC	06/20/22	5.000%(Q)		200	0.724%	34,623	21,043	(13,580)

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (continued):
General Electric Co.	12/20/20	1.000%(Q)	100	0.347%	$(2,899)	$667	$3,566
General Electric Co.	12/20/23	1.000%(Q)	100	0.652%	(6,657)	1,365	8,022
Marks & Spencer Group PLC	06/20/23	1.000%(Q)	EUR 300	1.092%	(8,988)	(965)	8,023

					$20,194	$24,605	$4,411

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Japan Govt.	06/20/22	(1.000)%(Q)	1,200	$(27,235)	$(43,077)	$15,842	BNP Paribas S.A.
Japan Govt.	06/20/22	(1.000)%(Q)	1,000	(22,696)	(35,067)	12,371	Goldman Sachs International
Japan Govt.	06/20/22	(1.000)%(Q)	800	(18,157)	(27,863)	9,706	Barclays Bank PLC
Japan Govt.	06/20/22	(1.000)%(Q)	500	(11,348)	(17,295)	5,947	Citibank, N.A.
Japan Govt.	06/20/22	(1.000)%(Q)	100	(2,270)	(3,457)	1,187	Bank of America, N.A.
People’s Republic of China	06/20/23	(1.000)%(Q)	900	(25,113)	(17,376)	(7,737)	Goldman Sachs International
People’s Republic of China	06/20/23	(1.000)%(Q)	400	(11,161)	(7,629)	(3,532)	Barclays Bank PLC
Republic of Korea	06/20/23	(1.000)%(Q)	1,700	(50,200)	(41,217)	(8,983)	BNP Paribas S.A.
Republic of Korea	06/20/23	(1.000)%(Q)	800	(23,623)	(20,477)	(3,146)	Barclays Bank PLC
Republic of Korea	06/20/23	(1.000)%(Q)	400	(11,812)	(9,978)	(1,834)	HSBC Bank USA, N.A.
United Mexican States	12/20/23	(1.000)%(Q)	1,700	(29,371)	16,289	(45,660)	Barclays Bank PLC
United Mexican States	12/20/23	(1.000)%(Q)	300	(5,183)	2,668	(7,851)	Goldman Sachs International
United Mexican States	12/20/23	(1.000)%(Q)	100	(1,728)	852	(2,580)	HSBC Bank USA, N.A.

				$(239,897)	$(203,627)	$(36,270)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Republic of Brazil	03/20/20	1.000%(Q)	800	0.275%	$1,549	$2,124	$(575)	HSBC Bank USA, N.A.
Republic of South Africa	06/20/23	1.000%(Q)	200	1.229%	(1,463)	(10,045)	8,582	JPMorgan Chase Bank, N.A.
Republic of South Africa	06/20/24	1.000%(Q)	400	1.501%	(8,318)	(17,703)	9,385	Goldman Sachs International

					$(8,232)	$(25,624)	$17,392

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Buy Protection(1):
CDX.EM.32.V1	12/20/24	1.000%(Q)		637	$34,227	$21,196	$(13,031)
CDX.NA.HY.33	12/20/24	5.000%(Q)		10,791	(659,211)	(1,057,831)	(398,620)
CDX.NA.IG.32.V1	06/20/29	1.000%(Q)		4,900	411	(57,223)	(57,634)
CDX.NA.IG.33.V1	12/20/24	5.000%(Q)		2,528	(172,256)	(247,862)	(75,606)
CDX.NA.IG.33.V1	12/20/24	1.000%(Q)		700	(15,936)	(18,386)	(2,450)
CDX.NA.IG.33.V1	12/20/29	1.000%(Q)		23,400	81,772	(211,157)	(292,929)
iTraxx Europe Crossover S32.V1	06/20/29	1.000%(Q)	EUR	4,800	(28,910)	(94,012)	(65,102)
iTraxx Europe Series 32.V1	06/20/24	1.000%(Q)	EUR	400	(12,101)	(12,647)	(546)

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Buy Protection(1)(continued):
iTraxx Europe Series 32.V1	12/20/24	1.000%(Q)	EUR 300	$(8,784)	$(9,459)	$(675)

				$(780,788)	$(1,687,381)	$(906,593)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.NA.IG.33.V1	12/20/24	1.000%(Q)		14,246	0.452%	$338,498	$374,181	$35,683
iTraxx Europe Crossover S32.V1	12/20/24	5.000%(Q)	EUR	400	2.073%	59,334	61,879	2,545

						$397,832	$436,060	$38,228

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices—Sell Protection(2):
CMBX.NA.AAA.8	10/17/57	0.500%(M)	1,200	*	$15,673	$(63,017)	$78,690	Goldman Sachs International

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Currency swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreements:
AUD	1,500	3 Month BBSW plus 42bps(Q)	1,035	3 Month LIBOR(Q)	Citibank, N.A.	07/31/29	$2,579	$—	$2,579
AUD	1,500	3 Month BBSW plus 42.25bps(Q)	1,035	3 Month LIBOR(Q)	Goldman Sachs Bank USA	08/01/29	1,185	—	1,185
EUR	1,200	3 Month EURIBOR minus 17.20bps(Q)	1,344	3 Month LIBOR(Q)	Citibank, N.A.	01/23/30	(1,501)	—	(1,501)
EUR	600	3 Month EURIBOR minus 18.10bps(Q)	660	3 Month LIBOR(Q)	Goldman Sachs Bank USA	02/18/30	(1,266)	—	(1,266)
EUR	600	3 Month EURIBOR minus 16.20bps(Q)	671	3 Month LIBOR(Q)	Morgan Stanley Capital Services LLC	03/18/30	188	—	188

							$1,185	$—	$1,185

Inflation swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Inflation Swap Agreements:
EUR	2,620	08/15/20	1.160%(T)	France CPI ex Tobacco Household(1)(T)	$1,854	$(20,670)	$(22,524)
EUR	500	03/15/24	1.030%(T)	France CPI ex Tobacco Household(1)(T)	(29)	(1,836)	(1,807)
EUR	690	05/15/28	1.620%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	43	36,875	36,832
EUR	300	11/15/34	1.280%(T)	France CPI ex Tobacco Household(2)(T)	—	(1,889)	(1,889)
EUR	50	01/15/38	1.910%(T)	France CPI ex Tobacco Household(2)(T)	405	7,242	6,837
EUR	360	08/15/39	1.243%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(14,442)	(14,442)
EUR	200	11/15/39	1.410%(T)	France CPI ex Tobacco Household(2)(T)	—	74	74
EUR	300	03/15/48	1.946%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	1,008	61,982	60,974
EUR	240	11/15/48	1.945%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	50,041	50,041
EUR	180	08/15/49	1.387%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(11,041)	(11,041)
GBP	1,900	09/15/24	3.850%(T)	U.K. Retail Price Index(2)(T)	—	90,299	90,299
GBP	220	11/15/28	3.603%(T)	U.K. Retail Price Index(2)(T)	—	10,697	10,697
GBP	100	12/15/28	3.633%(T)	U.K. Retail Price Index(2)(T)	—	5,387	5,387
GBP	510	06/15/30	3.400%(T)	U.K. Retail Price Index(2)(T)	17,673	26,915	9,242
GBP	80	04/15/31	3.140%(T)	U.K. Retail Price Index(2)(T)	(8,478)	(4,412)	4,066
GBP	4,020	06/15/31	3.100%(T)	U.K. Retail Price Index(2)(T)	(488,894)	(294,144)	194,750
GBP	70	10/15/31	3.530%(T)	U.K. Retail Price Index(2)(T)	1,911	3,315	1,404
GBP	2,460	09/15/32	3.470%(T)	U.K. Retail Price Index(2)(T)	(909)	100,004	100,913
GBP	310	09/15/33	3.500%(T)	U.K. Retail Price Index(2)(T)	242	15,015	14,773
GBP	500	10/15/33	3.579%(T)	U.K. Retail Price Index(2)(T)	—	38,763	38,763
GBP	2,630	09/15/34	3.598%(T)	U.K. Retail Price Index(1)(T)	1,702	(178,718)	(180,420)
GBP	290	04/15/35	3.358%(T)	U.K. Retail Price Index(2)(T)	(9,080)	17,918	26,998
GBP	330	06/15/39	3.600%(T)	U.K. Retail Price Index(2)(T)	702	39,394	38,692
	800	11/23/20	2.027%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	856	856
	700	11/25/20	2.021%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	839	839
	300	03/14/21	1.875%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	561	561
	9,900	03/18/21	1.927%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	9,086	9,086
	600	07/25/21	1.432%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	4,106	4,106
	600	07/26/21	1.550%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	20,308	14,467	(5,841)
	1,100	08/06/21	1.432%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	7,808	7,808
	10,680	09/09/21	1.445%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	80,588	80,588
	460	09/12/21	1.603%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	13,855	9,104	(4,751)
	2,100	09/20/21	1.580%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	9,424	9,424
	1,900	09/20/21	1.592%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(375)	8,074	8,449
	1,200	10/01/21	1.488%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	7,120	7,120
	600	07/15/22	2.069%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(3,036)	(3,036)
	3,320	02/05/23	2.210%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(55,186)	(55,186)
	1,255	04/13/23	2.220%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	(25,456)	(25,456)
	1,100	07/25/27	2.080%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	11,726	11,726

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Inflation swap agreements outstanding at December 31, 2019 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Inflation Swap Agreements (continued):
570	09/20/27	2.180%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$10,841	$10,841
600	09/25/27	2.150%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	9,350	9,350
1,300	10/17/27	2.155%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	21,645	21,645
1,680	02/05/28	2.335%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	3,645	69,206	65,561
750	05/09/28	2.360%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	34,754	34,754
500	05/09/28	2.353%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	22,766	22,766
760	05/10/28	2.364%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	35,494	35,494
200	06/06/28	2.370%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(38)	9,174	9,212
1,695	09/16/29	1.854%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	21,022	21,022
702	09/17/29	1.854%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	8,720	8,720
1,656	09/17/29	1.868%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	18,202	18,202
1,656	09/17/29	1.870%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	17,953	17,953
1,153	09/17/29	1.897%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	9,313	9,313
1,730	09/17/29	1.898%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	—	13,886	13,886
2,400	11/04/29	1.760%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(2,124)	(55,372)	(53,248)

				$(446,579)	$303,804	$750,383

Inflation swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciaton (Depreciation)	Counterparty
OTC Inflation Swap Agreements:
3,700	10/08/29	1.721%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	$95,062	$—	$95,062	Goldman Sachs Bank USA
800	05/08/23	2.560%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	(86,696)	—	(86,696)	Deutsche Bank AG
3,000	11/23/20	1.570%(T)	U.S. CPI Urban Consumers NSA Index(1)(T)	54,313	—	54,313	Bank of America, N.A.

				$62,679	$—	$62,679

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
BRL	400	01/04/21	8.880%(T)	1 Day BROIS(2)(T)	$394	$7,583	$7,189
CAD	1,200	06/19/29	2.500%(S)	3 Month CDOR(2)(S)	41,074	28,143	(12,931)
CAD	1,100	10/02/29	1.713%(S)	3 Month CDOR(2)(S)	210	(34,330)	(34,540)
CAD	4,400	12/18/29	1.900%(S)	3 Month CDOR(2)(S)	63,043	(81,708)	(144,751)
CAD	4,000	12/18/48	2.750%(S)	3 Month CDOR(2)(S)	13,699	324,847	311,148
CAD	2,400	03/07/49	2.565%(S)	3 Month CDOR(2)(S)	(25)	123,873	123,898
CZK	5,900	01/30/29	1.913%(A)	6 Month PRIBOR(2)(S)	—	5,564	5,564
EUR	12,600	03/18/25	(0.500)%(A)	6 Month EURIBOR(2)(S)	(119,475)	(281,239)	(161,764)
EUR	6,200	06/17/25	(0.150)%(A)	6 Month EURIBOR(2)(S)	(251)	(24,983)	(24,732)
EUR	1,300	06/19/29	1.310%(A)	6 Month EURIBOR(2)(S)	43,017	63,790	20,773
EUR	9,850	03/18/30	(0.150)%(A)	6 Month EURIBOR(2)(S)	(310,828)	(407,741)	(96,913)
EUR	443	08/23/47	1.498%(A)	6 Month EURIBOR(1)(S)	(1,393)	(118,358)	(116,965)
EUR	150	06/17/50	0.500%(A)	6 Month EURIBOR(2)(S)	(1,046)	(6,263)	(5,217)
GBP	8,800	03/18/22	0.750%(S)	6 Month GBP LIBOR(2)(S)	(10,252)	(9,867)	385
GBP	500	03/18/25	0.750%(S)	6 Month GBP LIBOR(2)(S)	636	(4,567)	(5,203)
GBP	6,700	06/17/25	1.000%(S)	6 Month GBP LIBOR(2)(S)	54,306	43,883	(10,423)
GBP	2,550	03/18/30	0.750%(S)	6 Month GBP LIBOR(1)(S)	15,239	90,008	74,769
GBP	50	06/17/30	1.000%(S)	6 Month GBP LIBOR(1)(S)	(191)	232	423
GBP	500	12/03/39	0.905%(Q)	1 Day SONIA(1)(Q)	—	3,256	3,256
GBP	500	12/03/39	1.080%(Q)	3 Month GBP LIBOR(2)(Q)	—	(2,959)	(2,959)

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued):
GBP	1,100	03/18/50	0.750%(S)	6 Month GBP LIBOR(2)(S)	$(24,079)	$(139,151)	$(115,072)
GBP	100	06/17/50	1.000%(S)	6 Month GBP LIBOR(2)(S)	(1,762)	(3,943)	(2,181)
HUF	83,400	03/20/24	1.500%(A)	6 Month BUBOR(2)(S)	3,171	11,248	8,077
JPY	1,440,000	06/19/24	0.000%(S)	6 Month JPY LIBOR(1)(S)	(21,989)	12,745	34,734
JPY	839,000	06/20/24	0.127%(S)	6 Month JPY LIBOR(1)(S)	102	(36,736)	(36,838)
JPY	490,000	06/19/29	0.200%(S)	6 Month JPY LIBOR(1)(S)	(56,363)	(38,829)	17,534
JPY	230,000	06/19/33	1.500%(S)	6 Month JPY LIBOR(1)(S)	(384,910)	(370,758)	14,152
JPY	540,975	06/19/39	0.400%(S)	6 Month JPY LIBOR(2)(S)	(9,667)	79,207	88,874
JPY	229,200	04/19/47	0.785%(S)	6 Month JPY LIBOR(1)(S)	(1,905)	(216,515)	(214,610)
JPY	800,000	06/19/49	0.500%(S)	6 Month JPY LIBOR(2)(S)	(40,024)	163,697	203,721
MXN	113,400	05/28/20	7.440%(M)	28 Day Mexican Interbank Rate(2)(M)	—	1,035	1,035
MXN	40,900	01/12/23	5.825%(M)	28 Day Mexican Interbank Rate(2)(M)	(162,413)	(47,652)	114,761
MXN	93,400	07/17/29	7.433%(M)	28 Day Mexican Interbank Rate(2)(M)	37	228,901	228,864
MXN	22,040	07/20/29	7.440%(M)	28 Day Mexican Interbank Rate(2)(M)	—	54,718	54,718
NZD	3,880	02/14/20	2.500%(S)	3 Month BBR(2)(Q)	3,567	25,124	21,557
NZD	700	03/21/28	3.250%(S)	3 Month BBR(1)(Q)	2,137	(62,144)	(64,281)
PLN	1,600	01/30/29	2.405%(A)	6 Month WIBOR(2)(S)	—	25,678	25,678
	5,400	03/02/20	—(7)	—(7)	—	848	848
	50,900	06/20/20	1.750%(S)	3 Month LIBOR(1)(Q)	923,432	26,826	(896,606)
	6,500	06/28/21	1.450%(S)	3 Month LIBOR(1)(Q)	5,251	26,227	20,976
	3,900	12/18/21	1.500%(S)	3 Month LIBOR(1)(Q)	14,184	14,614	430
	8,700	12/18/21	2.500%(S)	3 Month LIBOR(1)(Q)	(121,294)	(138,922)	(17,628)
	42,900	03/18/22	—(8)	—(8)	1,011	4,247	3,236
	15,500	04/26/22	—(3)	—(3)	—	2,491	2,491
	3,400	06/12/22	—(4)	—(4)	—	2,412	2,412
	2,500	06/12/22	—(10)	—(10)	—	2,635	2,635
	24,000	06/17/22	2.500%(S)	3 Month LIBOR(1)(Q)	(1,533,176)	(481,143)	1,052,033
	13,000	06/19/22	—(5)	—(5)	(975)	8,841	9,816
	5,500	04/12/23	—(9)	—(9)	—	1,270	1,270
	9,000	04/27/23	—(6)	—(6)	—	1,961	1,961
	2,650	08/21/23	1.305%(S)	3 Month LIBOR(1)(Q)	—	27,645	27,645
	2,100	08/25/24	1.298%(S)	3 Month LIBOR(1)(Q)	—	26,010	26,010
	2,450	08/31/24	1.249%(S)	3 Month LIBOR(1)(Q)	—	33,545	33,545
	1,650	09/17/24	1.360%(S)	3 Month LIBOR(1)(Q)	—	17,748	17,748
	1,600	10/04/24	—(11)	—(11)	—	2,783	2,783
	3,600	12/18/24	2.500%(S)	3 Month LIBOR(1)(Q)	(195,379)	(132,802)	62,577
	500	04/30/25	2.684%(A)	1 Day USOIS(1)(A)	(16)	(30,337)	(30,321)
	600	04/30/25	2.696%(A)	1 Day USOIS(1)(A)	—	(37,907)	(37,907)
	600	04/30/25	2.710%(A)	1 Day USOIS(1)(A)	—	(38,405)	(38,405)
	1,200	04/30/25	2.714%(A)	1 Day USOIS(1)(A)	(19)	(77,964)	(77,945)
	4,900	05/31/25	2.959%(S)	3 Month LIBOR(1)(Q)	—	(312,872)	(312,872)
	2,700	05/31/25	2.986%(S)	3 Month LIBOR(1)(Q)	—	(176,310)	(176,310)
	33,875	04/30/26	2.100%(S)	3 Month LIBOR(1)(Q)	294	(679,159)	(679,453)
	15,120	05/23/26	1.738%(S)	3 Month LIBOR(1)(Q)	—	36,198	36,198
	1,144	05/27/26	1.735%(S)	3 Month LIBOR(1)(Q)	—	2,972	2,972
	1,800	06/19/26	3.000%(S)	3 Month LIBOR(1)(Q)	(51,442)	(135,890)	(84,448)
	38,952	06/30/26	1.550%(S)	3 Month LIBOR(1)(Q)	123,051	549,026	425,975
	1,050	07/27/26	1.850%(S)	3 Month LIBOR(1)(Q)	—	(2,279)	(2,279)
	6,760	07/27/26	2.000%(S)	3 Month LIBOR(1)(Q)	186,331	(62,190)	(248,521)
	9,573	11/15/26	1.550%(A)	1 Day USOIS(1)(A)	12,397	953	(11,444)
	1,500	12/07/26	2.400%(S)	3 Month LIBOR(1)(Q)	17,003	(39,458)	(56,461)
	1,610	12/21/26	1.750%(S)	3 Month LIBOR(1)(Q)	(39,281)	4,839	44,120
	2,300	06/20/28	2.250%(S)	3 Month LIBOR(1)(Q)	156,910	(73,694)	(230,604)
	1,200	12/10/29	2.000%(S)	3 Month LIBOR(1)(Q)	(26,010)	(11,838)	14,172
	800	12/18/29	1.500%(S)	3 Month LIBOR(1)(Q)	6,130	29,062	22,932
	2,100	12/18/29	1.500%(S)	3 Month LIBOR(1)(Q)	37,577	76,288	38,711
	5,500	01/06/30	1.625%(S)	3 Month LIBOR(1)(Q)	(97,698)	137,007	234,705
	3,200	01/15/30	2.000%(S)	3 Month LIBOR(1)(Q)	(15,108)	(30,704)	(15,596)
	3,500	06/17/30	1.250%(S)	3 Month LIBOR(1)(Q)	210,614	211,618	1,004

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued):
	3,191	11/15/43	2.630%(S)	3 Month LIBOR(1)(Q)	$3,468	$(341,130)	$(344,598)
	3,720	11/15/43	2.734%(S)	3 Month LIBOR(1)(Q)	—	(472,879)	(472,879)
	5,395	11/15/43	2.950%(S)	3 Month LIBOR(1)(Q)	(25,666)	(912,593)	(886,927)
	1,332	05/15/44	2.875%(S)	3 Month LIBOR(1)(Q)	16,397	(209,071)	(225,468)
	2,629	11/15/44	1.810%(S)	3 Month LIBOR(1)(Q)	3,518	146,023	142,505
	7,907	11/15/44	1.850%(S)	3 Month LIBOR(1)(Q)	18,856	375,438	356,582
	1,190	12/15/47	2.000%(A)	1 Day USOIS(1)(A)	2,210	(40,759)	(42,969)
	200	12/20/47	2.428%(A)	1 Day USOIS(1)(A)	—	(25,786)	(25,786)
	547	12/20/47	2.478%(A)	1 Day USOIS(1)(A)	2,820	(76,681)	(79,501)
	200	12/20/47	2.499%(A)	1 Day USOIS(1)(A)	—	(28,981)	(28,981)
	1,200	12/11/49	2.250%(S)	3 Month LIBOR(1)(Q)	(5,000)	(44,493)	(39,493)
	200	01/15/50	2.000%(S)	3 Month LIBOR(1)(Q)	(1,440)	4,160	5,600
	400	01/16/50	1.625%(S)	3 Month LIBOR(1)(Q)	(158)	42,911	43,069
	800	01/22/50	1.750%(S)	3 Month LIBOR(1)(Q)	(4,412)	62,762	67,174
	1,300	02/03/50	1.625%(S)	3 Month LIBOR(1)(Q)	10,493	139,414	128,921
	400	02/07/50	1.875%(S)	3 Month LIBOR(1)(Q)	722	19,858	19,136
	200	03/12/50	2.250%(S)	3 Month LIBOR(1)(Q)	(367)	(7,318)	(6,951)
	500	03/12/50	2.250%(S)	3 Month LIBOR(1)(Q)	(1,246)	(18,293)	(17,047)
	100	03/20/50	2.000%(S)	3 Month LIBOR(1)(Q)	(1,916)	2,092	4,008
ZAR	6,200	06/20/23	7.250%(Q)	3 Month JIBAR(2)(Q)	2,002	7,179	5,177

					$(1,271,873)	$(3,186,166)	$(1,914,293)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciaton (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
CNH	5,200	04/01/24	2.930%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$1,567	$—	$1,567	Goldman Sachs Bank USA
CNH	5,800	04/01/24	2.935%(Q)	7 Day China Fixing Repo Rates(2)(Q)	1,925	—	1,925	Citibank, N.A.
CNH	6,900	06/19/24	3.005%(Q)	7 Day China Fixing Repo Rates(2)(Q)	4,141	—	4,141	BNP Paribas S.A.
CNH	5,400	06/19/24	3.010%(Q)	7 Day China Fixing Repo Rates(2)(Q)	3,405	—	3,405	Goldman Sachs International
CNH	13,000	06/19/24	3.025%(Q)	7 Day China Fixing Repo Rates(2)(Q)	9,379	—	9,379	Goldman Sachs International
CNH	28,100	06/19/24	3.200%(Q)	7 Day China Fixing Repo Rates(2)(Q)	50,095	—	50,095	Morgan Stanley & Co. International PLC
CNH	2,900	07/01/24	2.898%(Q)	7 Day China Fixing Repo Rates(2)(Q)	31	—	31	Citibank, N.A.
CNH	14,900	07/05/24	2.785%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(10,891)	—	(10,891)	JPMorgan Chase Bank, N.A.
CNH	26,300	07/25/24	2.845%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(9,892)	(18)	(9,874)	Citibank, N.A.
ILS	4,050	02/16/20	0.290%(A)	3 Month TELBOR(1)(Q)	(2,877)	30	(2,907)	Goldman Sachs Bank USA
ILS	2,480	03/21/20	0.270%(A)	3 Month TELBOR(1)(Q)	(1,635)	—	(1,635)	Goldman Sachs Bank USA
ILS	1,660	06/20/20	0.370%(A)	3 Month TELBOR(1)(Q)	(1,406)	126	(1,532)	Goldman Sachs Bank USA
ILS	1,320	06/20/20	0.370%(A)	3 Month TELBOR(1)(Q)	(1,118)	—	(1,118)	HSBC Bank USA, N.A.
ILS	2,130	06/20/20	0.374%(A)	3 Month TELBOR(1)(Q)	(1,829)	—	(1,829)	Barclays Bank PLC
ILS	2,050	06/20/20	0.420%(A)	3 Month TELBOR(1)(Q)	(2,036)	—	(2,036)	JPMorgan Chase Bank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciaton (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements (continued):
ILS	2,400	01/30/24	1.180%(A)	3 Month TELBOR(2)(Q)	$32,018	$(83)	$32,101	BNP Paribas S.A.
ILS	850	02/16/28	1.971%(A)	3 Month TELBOR(2)(Q)	28,880	(62)	28,942	Goldman Sachs Bank USA
ILS	520	03/21/28	1.883%(A)	3 Month TELBOR(2)(Q)	16,321	—	16,321	Goldman Sachs Bank USA
ILS	460	06/20/28	1.950%(A)	3 Month TELBOR(2)(Q)	14,701	—	14,701	Barclays Bank PLC
ILS	360	06/20/28	1.998%(A)	3 Month TELBOR(2)(Q)	11,941	—	11,941	Goldman Sachs Bank USA
ILS	280	06/20/28	1.998%(A)	3 Month TELBOR(2)(Q)	9,287	18	9,269	HSBC Bank USA, N.A.
ILS	440	06/20/28	2.078%(A)	3 Month TELBOR(2)(Q)	15,497	—	15,497	JPMorgan Chase Bank, N.A.
ILS	800	04/22/29	1.780%(A)	3 Month TELBOR(2)(Q)	22,946	(28)	22,974	Goldman Sachs Bank USA
ILS	1,900	04/25/29	1.775%(A)	3 Month TELBOR(2)(Q)	54,179	480	53,699	JPMorgan Chase Bank, N.A.
ILS	900	04/29/29	1.755%(A)	3 Month TELBOR(2)(Q)	25,119	20	25,099	Citibank, N.A.
ILS	800	04/30/29	1.779%(A)	3 Month TELBOR(2)(Q)	22,859	18	22,841	Goldman Sachs Bank USA
ILS	600	05/01/29	1.786%(A)	3 Month TELBOR(2)(Q)	17,257	34	17,223	BNP Paribas S.A.
KRW	2,558,000	03/20/24	1.725%(Q)	3 Month KWCDC(2)(Q)	35,578	—	35,578	Bank of America, N.A.
KRW	2,204,900	03/20/29	1.795%(Q)	3 Month KWCDC(2)(Q)	69,612	—	69,612	BNP Paribas S.A.
KRW	442,000	03/20/29	1.795%(Q)	3 Month KWCDC(2)(Q)	13,955	—	13,955	Standard Chartered Bank, London
KRW	442,300	06/19/29	1.718%(Q)	3 Month KWCDC(2)(Q)	11,600	—	11,600	Goldman Sachs Bank USA
RUB	383,500	11/20/21	6.500%(A)	3 Month MosPRIME(2)(Q)	1,432	—	1,432	Goldman Sachs Bank USA
RUB	328,700	11/20/21	6.500%(A)	3 Month MosPRIME(2)(Q)	1,227	1,954	(727)	Goldman Sachs Bank USA
RUB	197,200	11/20/21	6.500%(A)	3 Month MosPRIME(2)(Q)	736	(1,401)	2,137	Goldman Sachs Bank USA

					$444,004	$1,088	$442,916

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 1 Month LIBOR plus 8.375 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(4)	The Portfolio pays the floating rate of 1 Month LIBOR plus 8.375 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(5)	The Portfolio pays the floating rate of 1 Month LIBOR plus 8.50 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(6)	The Portfolio pays the floating rate of 1 Month LIBOR plus 7.25 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(7)	The Portfolio pays the floating rate of 1 Month LIBOR plus 11.70 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(8)	The Portfolio pays the floating rate of 1 Month LIBOR plus 9.125 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(9)	The Portfolio pays the floating rate of 1 Month LIBOR plus 8.625 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(10)	The Portfolio pays the floating rate of 1 Month LIBOR plus 7.00 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

(11)	The Portfolio pays the floating rate of 1 Month LIBOR plus 10.20 bps quarterly and receives the floating rate of 3 Month LIBOR quarterly.

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
10 Year Canadian Bond Futures(M)	—	Merrill Lynch International	3/20/20	CAD	27,532	$(476,180)	$—	$(476,180)
10 Year Euro Bund Futures(M)	—	Merrill Lynch International	3/20/20	EUR	(15,817)	217,286	—	217,286
10 Year Gilt Futures(M)	—	Merrill Lynch International	3/20/20	GBP	(33,705)	443,363	—	443,363
10 Year Japan Bond Futures(M)	—	Merrill Lynch International	3/20/20	JPY	2,282,480	2,024	—	2,024
10 Year U.S. Treasury Notes Futures(M)	—	Merrill Lynch International	3/20/20		6,607	(57,126)	—	(57,126)
2U, Inc.(M)	—	Goldman Sachs International	1/17/20		(55)	(2,707)	—	(2,707)
A.O. Smith Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(20)	(1,019)	—	(1,019)
Aaron’s, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		88	(2,241)	—	(2,241)
Abbott Laboratories(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		15	520	—	520
AbbVie, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		533	12,938	—	12,938
ABC-Mart, Inc.(M)	—	Goldman Sachs International	1/17/20	JPY	2,250	(166)	—	(166)
ABIOMED, Inc.(M)	—	Goldman Sachs International	1/17/20		23	330	—	330
Acadia Healthcare Co., Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(292)	(11,243)	—	(11,243)
Acciona SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	67	1,439	—	1,439
Accor SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(445)	(39,072)	—	(39,072)
ACI Worldwide, Inc.(M)	—	Goldman Sachs International	1/17/20		37	1,725	—	1,725
ACOM(M)	—	Goldman Sachs International	1/17/20	JPY	(4,904)	(2,899)	—	(2,899)
ACS Actividades de Construccion y Servicios SA(M)	—	Goldman Sachs International	1/17/20	EUR	60	1,519	—	1,519
Activision Blizzard, Inc.(M)	—	Goldman Sachs International	1/17/20		80	7,389	—	7,389
Acuity Brands, Inc.(M)	—	Goldman Sachs International	1/17/20		376	14,117	—	14,117

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Adient PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(243)	$24,978	$—	$24,978
Adobe Systems, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		215	15,909	—	15,909
Adtalem Global Education, Inc.(m)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		138	6,235	—	6,235
Advanced Micro Devices, Inc.(M)	—	Goldman Sachs International	1/17/20		(358)	(63,735)	—	(63,735)
Advantest Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(1,740)	(995)	—	(995)
AECOM Technology Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		31	600	—	600
Aeon Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(48,614)	(5,116)	—	(5,116)
AEON Financial Services Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(15,309)	(2,154)	—	(2,154)
Aeroports de Paris SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(36)	(70)	—	(70)
AES Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(276)	(14,164)	—	(14,164)
Aflac, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		60	(170)	—	(170)
Afterpay Touch Group(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(298)	3,549	—	3,549
AGCO Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		197	2,970	—	2,970
Aggreko PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	89	(708)	—	(708)
Agilent Technologies, Inc.(M)	—	Goldman Sachs International	1/17/20		199	9,451	—	9,451
Agios Pharmaceuticals, Inc.(M)	—	Goldman Sachs International	1/17/20		(473)	(65,100)	—	(65,100)
AGL Energy Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	1/17/20	AUD	704	(481)	—	(481)
AIA Group Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/17/20	HKD	(7,279)	(50,558)	—	(50,558)

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Air France-KLM(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	251	$(7,897)	$—	$(7,897)
Air Lease Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		72	1,353	—	1,353
Air Products & Chemicals, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		22	428	—	428
Airbus SE(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(179)	(8,924)	—	(8,924)
Akamai Technologies, Inc.(M)	—	Goldman Sachs International	1/17/20		439	11,840	—	11,840
Albemarle Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(236)	(32,038)	—	(32,038)
Alcoa Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(330)	(20,538)	—	(20,538)
Alerian MLP Total Retun Index(M)	1 Month LIBOR +55bps(M)	Bank of America, N.A.	4/02/20		10,000	(990,863)	—	(990,863)
Alexion Pharmaceuticals, Inc.(M)	—	Goldman Sachs International	1/17/20		420	(16,151)	—	(16,151)
Alfresa Holdings Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	18,528	(6,479)	—	(6,479)
Align Technology, Inc.(M)	—	Goldman Sachs International	1/17/20		61	1,239	—	1,239
Alkermes PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(76)	4,659	—	4,659
Allegheny Technologies, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(208)	26,945	—	26,945
Alliance Data Systems Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		100	4,912	—	4,912
Alliant Energy Corp.(M)	—	Goldman Sachs International	1/17/20		(15)	(140)	—	(140)
Allison Transmission Holdings, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		128	961	—	961
Allstate Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		402	5,151	—	5,151
Ally Financial, Inc.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		116	(3,860)	—	(3,860)

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Alnylam Pharmaceuticals, Inc.(M)	—	Goldman Sachs International	1/17/20		(531)	$24,387	$—	$24,387
Alphabet, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		893	(2,394)	—	(2,394)
Alps Alpine Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	5,504	(2,493)	—	(2,493)
Alteryx, Inc.(M)	—	Goldman Sachs International	1/17/20		(104)	4,758	—	4,758
Altice USA, Inc. (Class A)(M)	—	Goldman Sachs International	1/17/20		(361)	(21,142)	—	(21,142)
Altria Group, Inc.(M)	—	Goldman Sachs International	1/17/20		(77)	(459)	—	(459)
Alumina Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	1/17/20	AUD	63	587	—	587
Amada Holdings(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	13,781	(2,584)	—	(2,584)
Amadeus IT Group SA(M)	—	Goldman Sachs International	1/17/20	EUR	(293)	(1,452)	—	(1,452)
Amazon.com, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		30	1,672	—	1,672
AMC Networks, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		315	12,243	—	12,243
Amcor PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(458)	(16,604)	—	(16,604)
Amdocs Ltd.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		354	12,157	—	12,157
Amedisys, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(73)	(297)	—	(297)
AMERCO(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		202	10,493	—	10,493
American Airlines Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(352)	(11,946)	—	(11,946)
American Eagle Outfitters, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		175	(7,297)	—	(7,297)
American Express Corp.(M)	—	Goldman Sachs International	1/17/20		(15)	(5)	—	(5)

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
American International Group, Inc.(M)	—	Goldman Sachs International	1/17/20		(193)	$(963)	$—	$(963)
American Water Works(M)	—	Goldman Sachs International	1/17/20		387	1,168	—	1,168
Ameriprise Financial, Inc.(M)	—	Goldman Sachs International	1/17/20		539	5,760	—	5,760
AmerisourceBergen Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		191	(2,950)	—	(2,950)
Amgen, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		689	24,404	—	24,404
AMP Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(123)	177	—	177
Amundi SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(50)	(648)	—	(648)
Analog Devices, Inc.(M)	—	Goldman Sachs International	1/17/20		57	2,085	—	2,085
Anglo American PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	82	4,990	—	4,990
ANSYS, Inc.(M)	—	Goldman Sachs International	1/17/20		76	697	—	697
Antero Resources Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(103)	(7,827)	—	(7,827)
Anthem, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		474	33,076	—	33,076
Antofagasta PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(121)	(2,120)	—	(2,120)
AON(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(247)	(3,336)	—	(3,336)
Aozora Bank, Ltd.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	11,970	1,585	—	1,585
APA Group(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(302)	(4,639)	—	(4,639)
Apache Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(527)	(126,753)	—	(126,753)
Apergy Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		30	8,074	—	8,074

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Apple, Inc.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		204	$13,131	$—	$13,131
Applied Materials, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		311	24,389	—	24,389
Aptiv PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(444)	(9,598)	—	(9,598)
Aqua America(M)	—	Goldman Sachs International	1/17/20		(15)	(518)	—	(518)
Aramark Corp.(M)	—	Goldman Sachs International	1/17/20		68	1,583	—	1,583
Arch Capital Group Ltd.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		76	2,420	—	2,420
Arconic Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		80	(52)	—	(52)
Arista Networks, Inc.(M)	—	Goldman Sachs International	1/17/20		(164)	(11,288)	—	(11,288)
Arrow Electronics, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		559	17,423	—	17,423
Arthur J. Gallagher & Co.(M)	—	Goldman Sachs International	1/17/20		(33)	(374)	—	(374)
Asahi Glass Co. Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	44,632	(479)	—	(479)
Asahi Intecc, Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(21,300)	(7,180)	—	(7,180)
Ashland Global Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(253)	(2,677)	—	(2,677)
Ashmore Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(12)	(1,407)	—	(1,407)
Ashtead Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(75)	(2,026)	—	(2,026)
Asics Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(35,350)	(15,586)	—	(15,586)
ASM Pacific Technology Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/17/20	HKD	(1,538)	(2,402)	—	(2,402)
Aspen Technology, Inc.(M)	—	Goldman Sachs International	1/17/20		51	404	—	404

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Assurant, Inc.(M)	—	Goldman Sachs International	1/17/20		64	$159	$—	$159
Assured Guaranty Ltd.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		489	(3,568)	—	(3,568)
Astellas Pharma, Inc.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	29,078	(856)	—	(856)
AT&T, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		421	11,498	—	11,498
Athene Holding Ltd.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		722	45,870	—	45,870
Atlas Arteria Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(176)	(1,760)	—	(1,760)
Atlassian Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(227)	4,541	—	4,541
Atos SE(M)	1 Month EURIBOR +25 bps(M)	Goldman Sachs International	1/17/20	EUR	19	(587)	—	(587)
Aurizon Holdings Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	1/17/20	AUD	164	(7,012)	—	(7,012)
Auto Trader Group PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	70	5,418	—	5,418
Autoliv, Inc.(M)	—	Goldman Sachs International	1/17/20		(238)	(7,396)	—	(7,396)
Autonation, Inc.(M)	—	Goldman Sachs International	1/17/20		194	(6,994)	—	(6,994)
Autozone, Inc.(M)	—	Goldman Sachs International	1/17/20		167	786	—	786
Avalara, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(116)	(651)	—	(651)
Avangrid, Inc.(M)	—	Goldman Sachs International	1/17/20		(21)	(1,276)	—	(1,276)
Avanos Medical, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(91)	(2,733)	—	(2,733)
Avast PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	20	1,375	—	1,375
Avery Dennison Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(69)	(385)	—	(385)

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Aviva PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	13	$619	$—	$619
Avnet, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		252	8,919	—	8,919
AXA Equitable Holdings, Inc.(M)	—	Goldman Sachs International	1/17/20		369	3,915	—	3,915
AXA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	18	258	—	258
Axalta Coatings System Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(250)	(1,488)	—	(1,488)
Axon Enterprise, Inc.(M)	—	Goldman Sachs International	1/17/20		(189)	(2,635)	—	(2,635)
B&M European Value Retail SA(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(148)	(6,611)	—	(6,611)
Babcock International Group PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	152	8,251	—	8,251
BAE Systems PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	47	963	—	963
Baker Hughes, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(437)	(66,400)	—	(66,400)
Ball Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(591)	(4,977)	—	(4,977)
Banco Bilboa Vizcaya Argentaria SA(M)	—	Goldman Sachs International	1/17/20	EUR	296	15,826	—	15,826
Banco de Sabadell SA(M)	—	Goldman Sachs International	1/17/20	EUR	17	301	—	301
Banco Santander Central Hispano SA(M)	—	Goldman Sachs International	1/17/20	EUR	40	1,751	—	1,751
BancorpSouth, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(38)	(212)	—	(212)
BANDAI NAMCO Holdings, Inc.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	41,996	(2,029)	—	(2,029)
Bank of Hawaii Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(21)	(1,049)	—	(1,049)
Bank of Kyoto Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(13,935)	(1,519)	—	(1,519)

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Bank Of New York Mellon (The)(M)	—	Goldman Sachs International	1/17/20		42	$1,731	$—	$1,731
Bankia SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(66)	(4,586)	—	(4,586)
Bankinter SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(58)	(933)	—	(933)
BankUnited, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(29)	(855)	—	(855)
Barclays PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	18	1,077	—	1,077
Barclays Short IPO 4 Index(Q)	3 Month LIBOR -150bps(Q)	BNP Paribas S.A.	10/10/20		(461)	(16,645)	—	(16,645)
Barratt Developments PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	342	51,606	—	51,606
Baxter International, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		301	7,638	—	7,638
BBA Aviation PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(56)	2,316	—	2,316
Beach Energy Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	1/17/20	AUD	221	(6,347)	—	(6,347)
Beazley PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(86)	(4,239)	—	(4,239)
Belden, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		17	626	—	626
Bellway PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	173	24,191	—	24,191
Benesse Holdings, Inc.(M)	—	Goldman Sachs International	1/17/20	JPY	(7,480)	72	—	72
Berkeley Group Holdings PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	281	21,134	—	21,134
Berry Global Group(M)	1 Day USOIS -25bps(M)	Goldman Sachs International	1/17/20		(57)	(346)	—	(346)
Best Buy Co., Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		342	23,762	—	23,762
BGC Partners, Inc.(M)	—	Goldman Sachs International	1/17/20		(104)	(1,362)	—	(1,362)
BHP Billiton PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	24	1,124	—	1,124

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
BIC SA(M)	1 Month EURIBOR +25 bps(M)	Goldman Sachs International	1/17/20	EUR	27	$49	$—	$49
Bio Rad Laboratories, Inc. (Class A)(M)	—	Goldman Sachs International	1/17/20		510	13,255	—	13,255
Biogen, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		820	3,272	—	3,272
Biomarin Pharmaceutical, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(200)	(14,351)	—	(14,351)
Bio-Techne Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		36	138	—	138
BlackRock, Inc.(M)	—	Goldman Sachs International	1/17/20		15	(28)	—	(28)
Bluebird Bio, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(424)	(54,142)	—	(54,142)
BlueScope Steel Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	1/17/20	AUD	370	(3,742)	—	(3,742)
BNP Paribas SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	369	16,813	—	16,813
BNP Paris SA Long U.S. Bank Index(Q)	3 Month LIBOR +15bps(Q)	BNP Paribas S.A.	9/13/20		539	7,549	—	7,549
BNP Paris SA Long U.S. Bank Index(Q)	3 Month LIBOR +15bps(Q)	BNP Paribas S.A.	9/15/20		242	3,375	—	3,375
BNP Paris SA Long U.S. Bank Index(Q)	3 Month LIBOR +15bps(Q)	BNP Paribas S.A.	9/15/20		1,596	22,281	—	22,281
BNP Paris SA Long U.S. Bank Index(Q)	3 Month LIBOR +15bps(Q)	BNP Paribas S.A.	9/16/20		442	6,182	—	6,182
BNP Paris SA Long U.S. Bank Index(Q)	3 Month LIBOR +15bps(Q)	BNP Paribas S.A.	9/16/20		894	12,522	—	12,522
Boeing Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(279)	20,207	—	20,207
BOK Financial Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(17)	(566)	—	(566)
Bollore SA(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	EUR	—	7	—	7
Bollore SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(94)	(1,651)	—	(1,651)
Booking Holdings, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		438	34,026	—	34,026
Booz Allen Hamilton Holding Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		93	250	—	250

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Boral Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	1/17/20	AUD	55	$(708)	$—	$(708)
Borgwarner, Inc.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		74	(879)	—	(879)
Boston Beer Co., Inc. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		406	344	—	344
Bouygues SA(M)	1 Month EURIBOR +25 bps(M)	Goldman Sachs International	1/17/20	EUR	28	(147)	—	(147)
Boyd Gaming Corp.(M)	—	Goldman Sachs International	1/17/20		18	618	—	618
BP PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(73)	(72)	—	(72)
Bridgestone Corp.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	1,738	(762)	—	(762)
Bright Horizons Family Solutions(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		(25)	(62)	—	(62)
Brighthouse Financial, Inc.(M)	—	Goldman Sachs International	1/17/20		341	(4,852)	—	(4,852)
Brink’s Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(205)	(522)	—	(522)
Brinker International, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		44	(677)	—	(677)
Bristol-Myers Squibb Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		345	16,395	—	16,395
Britvic PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	73	(3,073)	—	(3,073)
Broadcom, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		132	2,054	—	2,054
Brother Industries Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	18,625	2,062	—	2,062
Brown-Forman Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(31)	(1,370)	—	(1,370)
Bruker Corp.(M)	—	Goldman Sachs International	1/17/20		(30)	(788)	—	(788)
Brunswick Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		160	1,756	—	1,756

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
BT Group PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	300	$9,355	$—	$9,355
Bunge Ltd.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		28	2,150	—	2,150
Bunzl PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(85)	2,253	—	2,253
Burberry Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(109)	(7,884)	—	(7,884)
Bureau Veritas SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(21)	91	—	91
Burlington Stores, Inc.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		118	2,313	—	2,313
BWX Technologies, Inc.(M)	—	Goldman Sachs International	1/17/20		(58)	(1,488)	—	(1,488)
C.H. Robinson Worldwide, Inc.(M)	—	Goldman Sachs International	1/17/20		15	488	—	488
Cabot Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(53)	(475)	—	(475)
Cabot Oil&Gas Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(66)	(5,301)	—	(5,301)
Caci International, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		185	10,458	—	10,458
Cadence Design Systems, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		378	19,058	—	19,058
Caixabank S.A.(M)	—	Goldman Sachs International	1/17/20	EUR	(32)	(992)	—	(992)
Calbee, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(18,335)	1,878	—	1,878
Callon Petroleum Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		210	28,154	—	28,154
Canon, Inc,(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(17,170)	11	—	11
Cantel Medical Corp.(M)	—	Goldman Sachs International	1/17/20		(22)	178	—	178
Capita PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(101)	(41)	—	(41)

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Capital One Financial Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		724	$4,582	$—	$4,582
Capri Holdings Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(22)	190	—	190
Cardinal Health, Inc.(M)	—	Goldman Sachs International	1/17/20		110	(6,614)	—	(6,614)
Carlisle Cos, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		253	7,087	—	7,087
CarMax, Inc.(M)	—	Goldman Sachs International	1/17/20		(103)	9,606	—	9,606
Carnival Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		114	11,347	—	11,347
Carpenter Technology Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(116)	7,488	—	7,488
Carrefour SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	103	(540)	—	(540)
Cars.Com, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		70	(2,179)	—	(2,179)
Carter’s, Inc.(M)	—	Goldman Sachs International	1/17/20		346	23,653	—	23,653
Carvana Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(490)	(14,072)	—	(14,072)
Casey’s General Stores, Inc.(M)	—	Goldman Sachs International	1/17/20		246	(22,895)	—	(22,895)
Casio Computer Co., Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	(12,420)	(4,670)	—	(4,670)
Catalent, Inc.(M)	—	Goldman Sachs International	1/17/20		(42)	(3,388)	—	(3,388)
CBOE Global Markets, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		(302)	(858)	—	(858)
CDK Global, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		149	1,848	—	1,848
CDW Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		258	16,320	—	16,320
Cellnex Telecom SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(658)	10,159	—	10,159

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Centene Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		17	$1,069	$—	$1,069
Centennial Resource Development, Inc.(M)	—	Goldman Sachs International	1/17/20		(68)	(7,243)	—	(7,243)
CenterPoint Energy, Inc.(M)	—	Goldman Sachs International	1/17/20		(578)	(43,586)	—	(43,586)
Central Japan Railway Co.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	44,230	(2,117)	—	(2,117)
Centrica PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(35)	(3,812)	—	(3,812)
CenturyLink, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(319)	20,219	—	20,219
Ceridian HCM Holding, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(149)	(14,786)	—	(14,786)
Challenger Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(368)	(3,558)	—	(3,558)
Charles River Laboratories International, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		798	44,372	—	44,372
Charles Schwab Corp. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(56)	1,583	—	1,583
Charter Communications, Inc. (Class A)(M)	—	Goldman Sachs International	1/17/20		(585)	(20,492)	—	(20,492)
Chemours Co.(The)(M)	—	Goldman Sachs International	1/17/20		(154)	(12,704)	—	(12,704)
Cheniere Energy, Inc.(M)	—	Goldman Sachs International	1/17/20		(1,056)	(18,472)	—	(18,472)
Chesapeake Energy Corp.(M)	—	Goldman Sachs International	1/17/20		(19)	352	—	352
Chevron Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(465)	(12,721)	—	(12,721)
Chubu Electric Power Co.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	32,267	966	—	966
Chugoku Electric Power Co., Inc. (The)(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(19,338)	2,938	—	2,938
Church & Dwight Co., Inc.(M)	—	Goldman Sachs International	1/17/20		93	(13)	—	(13)

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Church & Dwight Co., Inc.(M)	—	Goldman Sachs International	1/17/20		218	$50,872	$—	$50,872
Cie Plastic Omnium SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(26)	(202)	—	(202)
CIMIC Group Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	1/17/20	AUD	23	(141)	—	(141)
Cinemark Holdings, Inc.(M)	—	Goldman Sachs International	1/17/20		91	(1,174)	—	(1,174)
Cintas Corp.(M)	—	Goldman Sachs International	1/17/20		31	1,848	—	1,848
Cirrus Logic, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		494	57,215	—	57,215
Cisco Systems, Inc.(M)	—	Goldman Sachs International	1/17/20		127	11,737	—	11,737
Citizen Watch Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	4,659	(1,119)	—	(1,119)
Citrix Systems, Inc.(M)	—	Goldman Sachs International	1/17/20		30	56	—	56
CK Asset Holdings Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	1/17/20	HKD	698	7,883	—	7,883
CK Hutchison Holdings Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	1/17/20	HKD	4,477	35,728	—	35,728
Clean Harbors, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(74)	(1,588)	—	(1,588)
Clorox Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		133	686	—	686
Close Brothers Group PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	21	1,556	—	1,556
CLP Holdings Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	1/17/20	HKD	1,634	5,788	—	5,788
CME Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(114)	988	—	988
CMS Energy Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(106)	(1,337)	—	(1,337)
CNO Financial Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(370)	(8,766)	—	(8,766)

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
CNP Assurances(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	117	$(1,864)	$—	$(1,864)
CNX Resources Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		150	41,904	—	41,904
Cobham PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(98)	(4,138)	—	(4,138)
Coca-Cola Amatil Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	1/17/20	AUD	90	(1,193)	—	(1,193)
Coca-Cola Bottlers Japan Holdings, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(30,475)	(9,838)	—	(9,838)
Coca-Cola Co. (The)(M)	1 Month GBP LIBOR +25 bps(M)	Goldman Sachs International	1/17/20	GBP	12	332	—	332
Cognex Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(64)	(7,575)	—	(7,575)
Cognizant Technology Solutions Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		236	534	—	534
Coherent, Inc.(M)	—	Goldman Sachs International	1/17/20		(70)	(6,910)	—	(6,910)
Colfax Corp.(M)	—	Goldman Sachs International	1/17/20		(40)	(2,127)	—	(2,127)
Colgate-Palmolive Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		204	713	—	713
Columbia Sportswear Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		173	15,100	—	15,100
Comcast Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		41	1,021	—	1,021
Commerce Bancshares, Inc.(M)	—	Goldman Sachs International	1/17/20		14	661	—	661
CommScope Holding Co., Inc.(M)	—	Goldman Sachs International	1/17/20		(247)	(19,107)	—	(19,107)
Compagnie de Saint-Gobain SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	122	(3,549)	—	(3,549)
Compass Minerals International, Inc.(M)	—	Goldman Sachs International	1/17/20		(174)	(15,700)	—	(15,700)
Conagra Brands, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(46)	(7,706)	—	(7,706)

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Concho Resources, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(367)	$(52,719)	$—	$(52,719)
Conocophillips(M)	—	Goldman Sachs International	1/17/20		(303)	(15,690)	—	(15,690)
Consolidated Edison, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		496	22,389	—	22,389
Constellation Brands, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		45	2,103	—	2,103
ConvaTec Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(16)	(1,027)	—	(1,027)
Cooper Cos., Inc. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		207	13,055	—	13,055
Copa Holdings SA (Class A)(M)	—	Goldman Sachs International	1/17/20		(519)	(12,740)	—	(12,740)
Copart, Inc.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		35	1,088	—	1,088
Core Laboratories NV(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(165)	25,761	—	25,761
Corteva, Inc.(M)	—	Goldman Sachs International	1/17/20		(43)	(6,337)	—	(6,337)
COSMOS Pharmaceutical Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(24,222)	(5,467)	—	(5,467)
Costco Wholesale Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		161	(678)	—	(678)
Coty, Inc.(M)	—	Goldman Sachs International	1/17/20		(22)	1,062	—	1,062
Coupa Software, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(274)	7,780	—	7,780
Covetrus, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(173)	4,758	—	4,758
Cracker Barrel Old Country Store, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		91	1,400	—	1,400
Crane Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		53	297	—	297
Credit Saison Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(13,039)	(4,217)	—	(4,217)

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Cree, Inc.(M)	—	Goldman Sachs International	1/17/20		(154)	$(8,311)	$—	$(8,311)
Croda International PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(25)	(1,719)	—	(1,719)
Crown Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(151)	2,619	—	2,619
CSX Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(476)	(13,192)	—	(13,192)
Cullen/Frost Bankers, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(135)	(3,984)	—	(3,984)
Cummins, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		355	(4,631)	—	(4,631)
Curtiss-Wright Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		349	(74)	—	(74)
CVS Health Corp.(M)	—	Goldman Sachs International	1/17/20		95	(764)	—	(764)
Cyber Agent, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(70,547)	6,737	—	6,737
CYBG PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(82)	(6,891)	—	(6,891)
D.R. Horton, Inc.(M)	—	Goldman Sachs International	1/17/20		39	(1,489)	—	(1,489)
Dai Nippon Printing Co., Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	5,323	50	—	50
Daicel Chemical Industries Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	5,445	(1,841)	—	(1,841)
Daifuku Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(58,344)	(2,430)	—	(2,430)
Dai-Ichi Life Holdings, Inc.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	6,965	(577)	—	(577)
Daiichi Sankyo Co., Ltd.(m)	—	Goldman Sachs International	1/17/20	JPY	6,294	(1,206)	—	(1,206)
Daiichi Sankyo Co., Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	(15,923)	(6,456)	—	(6,456)
Daikin Industries Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(55,195)	10,308	—	10,308

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Daily Mail & General Trust PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	11	$265	$—	$265
Dainippon SCREEN Mfg. Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(21,764)	395	—	395
Daiwa Securities Group(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(10,137)	(356)	—	(356)
Dana, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		115	4,873	—	4,873
Danaher Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		304	12,595	—	12,595
Darden Restaurants, Inc.(M)	—	Goldman Sachs International	1/17/20		111	(8,508)	—	(8,508)
Dassault Systemes SE(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(101)	(934)	—	(934)
DaVita HealthCare Partners, Inc.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		77	1,382	—	1,382
Deckers Outdoor Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		505	17,082	—	17,082
Dell Technologies, Inc. (Class C)(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		41	724	—	724
Delphi Technologies PLC(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		152	(1,178)	—	(1,178)
Delta Air Lines, Inc.(M)	—	Goldman Sachs International	1/17/20		129	3,446	—	3,446
Deluxe Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		246	(4,266)	—	(4,266)
DeNa Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	9,678	(3,463)	—	(3,463)
Denso Corp. ADR(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(2,983)	33	—	33
Dentsply Sirona(M)	—	Goldman Sachs International	1/17/20		23	(249)	—	(249)
Dentsu, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(2,421)	1,176	—	1,176
Devon Energy Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(80)	(9,037)	—	(9,037)

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
DexCom, Inc.(M)	—	Goldman Sachs International	1/17/20		(357)	$3,648	$—	$3,648
Dick’s Sporting Goods, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		177	8,241	—	8,241
Dillards, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		234	11,305	—	11,305
Direct Line Insurance Group PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	15	816	—	816
DISCO Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(28,356)	(25,070)	—	(25,070)
Discover Financial Services(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		88	(1,923)	—	(1,923)
Discovery, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		126	2,838	—	2,838
Docusign, Inc.(M)	—	Goldman Sachs International	1/17/20		(209)	3,733	—	3,733
Dollar General Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		282	3,248	—	3,248
Dollar Tree, Inc.(M)	—	Goldman Sachs International	1/17/20		(158)	(1,436)	—	(1,436)
Dominion Resources, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(595)	(21,576)	—	(21,576)
Domino’s Pizza, Inc.(M)	—	Goldman Sachs International	1/17/20		(119)	(3,353)	—	(3,353)
Domino’s Pizza, Inc.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(25)	(230)	—	(230)
Domtar Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		179	(516)	—	(516)
Donaldson Co., Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(16)	(659)	—	(659)
Drax Group PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	1	51	—	51
DS Smith PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(47)	(2,649)	—	(2,649)
Dunelm Group PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	51	5,859	—	5,859

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Dunkin’ Brands Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(28)	$236	$—	$236
DXC Technology Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		66	2,232	—	2,232
Dycom Industries, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(143)	(2,141)	—	(2,141)
Eagle Materials, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(235)	1,110	—	1,110
East Japan Railway Co.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	16,925	(1,533)	—	(1,533)
Easyjet PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(330)	(19,726)	—	(19,726)
Eaton Corp. PLC(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		482	10,192	—	10,192
eBay, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		526	23,420	—	23,420
Ecolab, Inc.(M)	—	Goldman Sachs International	1/17/20		32	1,421	—	1,421
Edenred SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(378)	(19,007)	—	(19,007)
Edgewell Personal Care Co.(M)	—	Goldman Sachs International	1/17/20		(47)	711	—	711
Edison International(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(718)	(50,300)	—	(50,300)
Edwards Lifesciences Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		218	(929)	—	(929)
EISai Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(5,760)	155	—	155
Eldorado Resorts, Inc.(M)	—	Goldman Sachs International	1/17/20		(15)	(1,868)	—	(1,868)
Electric Power Development, Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	6,169	(741)	—	(741)
Electricite de France SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	360	24,566	—	24,566
Electronic Arts, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		416	22,342	—	22,342

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Eli Lilly & Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		253	$23,577	$—	$23,577
Elior Group SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	16	720	—	720
EMCOR Group, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		242	(1,601)	—	(1,601)
Emerson Electric Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(15)	(217)	—	(217)
Enagas SA(M)	—	Goldman Sachs International	1/17/20	EUR	114	4,953	—	4,953
Encompass Health Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(80)	2,268	—	2,268
Endesa SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	446	4,257	—	4,257
Energizer Holdings, Inc.(M)	—	Goldman Sachs International	1/17/20		(374)	8,666	—	8,666
Engie SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	917	(2,850)	—	(2,850)
Entegris, Inc.(M)	—	Goldman Sachs International	1/17/20		22	1,518	—	1,518
EOG Resources, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(343)	(42,596)	—	(42,596)
EPAM Systems, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		67	1,072	—	1,072
EQT Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(203)	(46,487)	—	(46,487)
Equifax, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(280)	(4,996)	—	(4,996)
Equitrans Midstream Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(378)	(131,438)	—	(131,438)
Erie Indemnity Co.(M)	—	Goldman Sachs International	1/17/20		(26)	413	—	413
Essilor International SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(84)	1,030	—	1,030
Estee Lauder Cos., Inc. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		573	22,603	—	22,603

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
E-Trade Financial Corp.(M)	—	Goldman Sachs International	1/17/20		96	$(358)	$—	$(358)
Etsy, Inc.(M)	—	Goldman Sachs International	1/17/20		(69)	(1,778)	—	(1,778)
Eutelsat Communication SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	154	(3,194)	—	(3,194)
Evercore, Inc. (Class A)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		121	(1,570)	—	(1,570)
Everest Re Group Ltd.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		656	12,756	—	12,756
Evolution Mining Co.(M)	1 Month BBSW +40 bps(M)	Goldman Sachs International	1/17/20	AUD	81	—	—	—
Evraz PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	114	18,043	—	18,043
Exact Sciences Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(141)	(12,694)	—	(12,694)
Exelixis, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		346	16,240	—	16,240
Exelon Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		309	4,534	—	4,534
Expedia, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		177	(1,073)	—	(1,073)
Expeditors International of Washington, Inc.(M)	—	Goldman Sachs International	1/17/20		(76)	(3,738)	—	(3,738)
Exxon Mobil Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(394)	(678)	—	(678)
F.N.B. Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(41)	(1,606)	—	(1,606)
F5 Networks, Inc.(M)	—	Goldman Sachs International	1/17/20		323	5,584	—	5,584
Facebook, Inc.(M)	—	Goldman Sachs International	1/17/20		701	13,615	—	13,615
Fair Isaac Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		86	4,073	—	4,073
FamilyMart UNY Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(22,156)	(8,691)	—	(8,691)

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
FANCL Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(2,855)	$(525)	$—	$(525)
Fanuc Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(29,855)	12,820	—	12,820
Fast Retailing Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(45,010)	(4,510)	—	(4,510)
Fastenal Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(276)	(6,420)	—	(6,420)
Federated Investors, Inc.(M)	—	Goldman Sachs International	1/17/20		224	(7,835)	—	(7,835)
FedEx Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(611)	20,675	—	20,675
Ferrovial SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(608)	3,240	—	3,240
Fidelity National Financial, Inc.(M)	—	Goldman Sachs International	1/17/20		26	(802)	—	(802)
Fifth Third Bancorp(M)	—	Goldman Sachs International	1/17/20		31	(116)	—	(116)
Fireeye, Inc.(M)	—	Goldman Sachs International	1/17/20		(384)	(4,232)	—	(4,232)
First American Financial Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		227	(14,441)	—	(14,441)
First Citizens BancShares, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		15	(60)	—	(60)
First Financial Bankshares, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(76)	(1,778)	—	(1,778)
First Horizon National Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(34)	(1,414)	—	(1,414)
First Republic Bank(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(257)	(10,634)	—	(10,634)
FirstEnergy Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(39)	(2,601)	—	(2,601)
Five Below(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(482)	(4,806)	—	(4,806)
Five Below, Inc.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		(336)	(20,351)	—	(20,351)

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
FLIR Systems, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		77	$(1,608)	$—	$(1,608)
Floor & Decor Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(311)	(23,849)	—	(23,849)
Flowserve Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(64)	(2,834)	—	(2,834)
Fluor Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(261)	(29,345)	—	(29,345)
FMC Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(118)	(1,278)	—	(1,278)
Foot Locker, Inc.(M)	—	Goldman Sachs International	1/17/20		330	(5,346)	—	(5,346)
Ford Motor Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(18)	(576)	—	(576)
Fortinet, Inc.(M)	—	Goldman Sachs International	1/17/20		253	7,080	—	7,080
Fortinet, Inc.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	1/17/20	AUD	917	27,636	—	27,636
Fortune Brands Home & Security, Inc.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		134	747	—	747
Fox Corp. (Class A)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		22	876	—	876
Franklin Resources, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		132	(3,768)	—	(3,768)
Freeport-McMoRan, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(688)	(57,963)	—	(57,963)
Fuji Electric Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(3,395)	460	—	460
Fujitsu Ltd.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	29,189	5,471	—	5,471
Fukuoka Financial Group, Inc.(M)	—	Goldman Sachs International	1/17/20	JPY	22,832	(4,780)	—	(4,780)
Fulton Financial Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(22)	(312)	—	(312)
G4S PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(21)	(1,014)	—	(1,014)

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Gap, Inc. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		173	$13,748	$—	$13,748
Gardner Denver Holdings, Inc.(M)	—	Goldman Sachs International	1/17/20		(17)	(1,401)	—	(1,401)
Gartner, Inc.(M)	—	Goldman Sachs International	1/17/20		(281)	6,176	—	6,176
Gas Natural SDG SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	165	(4,501)	—	(4,501)
GATX Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		79	1,336	—	1,336
GCI Liberty, Inc.(M)	—	Goldman Sachs International	1/17/20		(362)	(10,128)	—	(10,128)
General Dynamics Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		434	(16,150)	—	(16,150)
General Electric Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(568)	(9,430)	—	(9,430)
General Mills, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		95	804	—	804
General Motors Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		152	5,104	—	5,104
Genuine Parts Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(118)	(2,667)	—	(2,667)
Getlink(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(39)	(688)	—	(688)
Gilead Sciences, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		636	(12,539)	—	(12,539)
GlaxoSmithKline PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	29	1,119	—	1,119
Glencore PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(70)	(6,850)	—	(6,850)
Global Payments, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(67)	(2,916)	—	(2,916)
Globus Medical, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		293	7,882	—	7,882
GMO Payment Gateway, Inc.(M)	—	Goldman Sachs International	1/17/20	JPY	(3,088)	884	—	884

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
GoDaddy, Inc.(M)	—	Goldman Sachs International	1/17/20		(88)	$(1,296)	$—	$(1,296)
Goodyear Tire & Rubber Co. (The)(M)	—	Goldman Sachs International	1/17/20		(25)	810	—	810
Graftech International Ltd.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		89	(7,145)	—	(7,145)
Graham Holdings Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		282	4,377	—	4,377
Granite Construction, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(142)	(5,540)	—	(5,540)
Graphic Packaging Holding Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(28)	(745)	—	(745)
Green Dot Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(90)	5,896	—	5,896
Grifols SA(M)	—	Goldman Sachs International	1/17/20	EUR	(178)	(1,534)	—	(1,534)
GrubHub, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(286)	(49,721)	—	(49,721)
Guidewire Software, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(289)	(4,217)	—	(4,217)
Gungho Online Entertainment, Inc.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	22,051	886	—	886
GVC Holdings PLC(M)	1 Month GBP LIBOR +25 bps(M)	Goldman Sachs International	1/17/20	GBP	15	746	—	746
H&R Block, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		315	4,766	—	4,766
Hain Celestial Group, Inc.(M)	—	Goldman Sachs International	1/17/20		(222)	(6,278)	—	(6,278)
Hakuhodo DY Holdings, Inc.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	3,502	313	—	313
Halliburton Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		35	2,975	—	2,975
Halma PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(128)	(674)	—	(674)
Hamamatsu Photonics K.K. (M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(6,412)	1,095	—	1,095

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Hancock Holdings Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(20)	$(1,154)	$—	$(1,154)
Hanesbrands, Inc.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		176	(3,809)	—	(3,809)
Hang Lung Properties Ltd.(M)	1 Month HIBOR +40 bps(M)	Goldman Sachs International	1/17/20	HKD	180	988	—	988
Hang Seng Bank Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/17/20	HKD	(158)	(334)	—	(334)
Hanover Insurance Group, Inc. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		39	437	—	437
Hargreaves Lansdown PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(178)	(9,426)	—	(9,426)
Harley-Davidson, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(211)	(6,010)	—	(6,010)
Hartford Financial Services Group, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		106	(489)	—	(489)
Harvey Norman Holdings Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	1/17/20	AUD	203	(7,124)	—	(7,124)
Hasbro, Inc.(M)	—	Goldman Sachs International	1/17/20		258	12,570	—	12,570
Haseko Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	30,200	948	—	948
Hawaiian Electric Industries, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		66	3,643	—	3,643
Hays PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	87	10,112	—	10,112
HCA Holdings, Inc.(M)	—	Goldman Sachs International	1/17/20		122	4,249	—	4,249
Healthcare Services Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(128)	4,843	—	4,843
HealthEquity, Inc.(M)	—	Goldman Sachs International	1/17/20		(478)	(36,805)	—	(36,805)
Heico Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		52	(3,717)	—	(3,717)
Helmerich & Payne, Inc.(M)	—	Goldman Sachs International	1/17/20		(25)	(1,723)	—	(1,723)

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Henderson Land Development Co., Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	1/17/20	HKD	2,594	$4,409	$—	$4,409
Henry Schein, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		245	(6,978)	—	(6,978)
Hermes International SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(49)	(166)	—	(166)
Hess Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(611)	(52,701)	—	(52,701)
Hewlett Packard Enterprise Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		234	(2,031)	—	(2,031)
Hexcel Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		71	(5,343)	—	(5,343)
Hikari Tsushin, Inc.(M)	—	Goldman Sachs International	1/17/20	JPY	(2,642)	(1,020)	—	(1,020)
Hill-Rom Holdings, Inc.(M)	—	Goldman Sachs International	1/17/20		71	4,797	—	4,797
Hilton Grand Vacations, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		23	(194)	—	(194)
Hino Motors, Ltd.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	3,110	256	—	256
Hisamitsu Pharmaceutical Co., Inc.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(4,851)	331	—	331
Hiscox Ltd.(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(166)	(6,836)	—	(6,836)
Hitachi Capital America Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(2,705)	(1,601)	—	(1,601)
Hitachi Chemical Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	1,638	1,767	—	1,767
Hitachi Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	29,615	21,210	—	21,210
Hitachi High-Tech Group(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	8,140	3,442	—	3,442
Hitachi Metals Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(3,465)	(765)	—	(765)
HK Electric Investments Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/17/20	HKD	(340)	(751)	—	(751)

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
HKT Trust and HKT Ltd.(M)	1 Month HIBOR +40 bps(M)	Goldman Sachs International	1/17/20	HKD	303	$(816)	$—	$(816)
Hokuriku Electric Power Co.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(3,347)	39	—	39
Hollyfrontier Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		474	12,479	—	12,479
Home Bancshares, Inc.(M)	—	Goldman Sachs International	1/17/20		(49)	(1,672)	—	(1,672)
Home Depot, Inc.(M)	—	Goldman Sachs International	1/17/20		161	1,531	—	1,531
Honeywell International, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		34	482	—	482
Hong Kong & China Gas Co. Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	1/17/20	HKD	(1,876)	(4,208)	—	(4,208)
Horizon Therapeutics PLC(M)	—	Goldman Sachs International	1/17/20		24	3,267	—	3,267
Hoshizaki Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(3,896)	(401)	—	(401)
Howard Hughes Corp. (The)(M)	—	Goldman Sachs International	1/17/20		(102)	(10,246)	—	(10,246)
Howden Joinery Group PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	86	4,312	—	4,312
Hoya Corp.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	11,930	5,610	—	5,610
Hubbell, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		215	730	—	730
HubSpot, Inc.(M)	—	Goldman Sachs International	1/17/20		(50)	(953)	—	(953)
Humana, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		283	16,928	—	16,928
Huntington Bancshares, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(17)	56	—	56
Huntington Ingalls Industries, Inc.(M)	—	Goldman Sachs International	1/17/20		861	(7,990)	—	(7,990)
Hysan Development Co., Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	1/17/20	HKD	478	1,437	—	1,437

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
IAA, Inc.(M)	—	Goldman Sachs International	1/17/20		(360)	$(8,139)	$—	$(8,139)
IAC InterActiveCorp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		175	27,488	—	27,488
Iberdrola Sociedad Anonima SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	440	21,677	—	21,677
Ibiden Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(24,049)	762	—	762
iBoxx USD Liquid Investment Grade Index(T)	3 Month LIBOR(Q)	Credit Suisse International	3/20/20		(1,200)	(23,164)	—	(23,164)
iBoxx USD Liquid Investment Grade Index(T)	3 Month LIBOR(Q)	Morgan Stanley & Co. International PLC	3/20/20		(1,200)	(20,432)	—	(20,432)
iBoxx USD Liquid Investment Grade Index(T)	3 Month LIBOR(Q)	Barclays Bank PLC	3/20/20		(1,100)	(77,683)	—	(77,683)
iBoxx USD Liquid Investment Grade Index(T)	3 Month LIBOR(Q)	Morgan Stanley Capital Services LLC	3/20/20		(900)	(5,928)	—	(5,928)
iBoxx USD Liquid Investment Grade Index(T)	3 Month LIBOR(Q)	Goldman Sachs International	3/20/20		(600)	(6,345)	—	(6,345)
iBoxx USD Liquid Investment Grade Index(T)	3 Month LIBOR(Q)	Goldman Sachs International	3/20/20		(500)	(6,171)	—	(6,171)
iBoxx USD Liquid Investment Grade Index(T)	3 Month LIBOR(Q)	Goldman Sachs International	3/20/20		(500)	(6,171)	—	(6,171)
iBoxx USD Liquid Investment Grade Index(T)	3 Month LIBOR(Q)	Goldman Sachs International	3/20/20		(500)	(5,768)	—	(5,768)
ICU Medical, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		43	1,918	—	1,918
Idemitsu Kosan Co., Ltd.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	26,708	(405)	—	(405)
IDEX Corp.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		16	927	—	927
IHI Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(12,111)	2,494	—	2,494
IHS Markit Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(23)	(694)	—	(694)

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Iliad SA(M)	1 Day EONIA -200 bps(M)	Goldman Sachs International	1/17/20	EUR	(312)	$(2,442)	$—	$(2,442)
Illinois Tool Works, Inc.(M)	—	Goldman Sachs International	1/17/20		15	228	—	228
Illumina, Inc.(M)	—	Goldman Sachs International	1/17/20		(686)	(10,820)	—	(10,820)
Iluka Resources Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	1/17/20	AUD	101	(2,283)	—	(2,283)
Imerys SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(142)	(6,249)	—	(6,249)
IMI PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(24)	(927)	—	(927)
Incyte Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		341	(26,840)	—	(26,840)
Indivior PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	11	(952)	—	(952)
Industrial de Diseno Textil SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(284)	(30,126)	—	(30,126)
Informa PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(40)	(5,091)	—	(5,091)
Ingenico Group SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(216)	(4,593)	—	(4,593)
Ingersoll-Rand, Inc.(M)	—	Goldman Sachs International	1/17/20		37	61	—	61
Ingevity Corp.(M)	—	Goldman Sachs International	1/17/20		(22)	360	—	360
Ingredion, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		140	11,686	—	11,686
Inogen, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		39	(1,677)	—	(1,677)
Inpex Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	63,918	28,370	—	28,370
Insperity, Inc.(M)	1 Day USOIS -25bps(M)	Goldman Sachs International	1/17/20		(214)	(4,639)	—	(4,639)
Insulet Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(307)	16,063	—	16,063

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Insurance Australia Group Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(146)	$2,604	$—	$2,604
Intel Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		631	37,081	—	37,081
Interdigital, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(226)	(4,206)	—	(4,206)
intermediate Capital Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(20)	(919)	—	(919)
International Business Machines Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		470	421	—	421
International Flavors & Fragrance(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(325)	9,487	—	9,487
International Game Technology(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(265)	(17,748)	—	(17,748)
International Paper Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		404	(11,667)	—	(11,667)
Interpublic Group of Companies, Inc. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		30	944	—	944
Intertek Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(43)	(4,535)	—	(4,535)
Intuit, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		117	2,815	—	2,815
Investec PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	87	3,335	—	3,335
Ionis Pharmacruticals, Inc.(M)	—	Goldman Sachs International	1/17/20		(93)	4,174	—	4,174
IPG Photonics Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(119)	(6,038)	—	(6,038)
Iqvia Holdings, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		184	10,219	—	10,219
Isetan Mitsukoshi Holdings Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(27,181)	8,355	—	8,355
Isuzu Motors Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	10,484	(847)	—	(847)
Itochu Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	113,245	33,094	—	33,094

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Itochu Techno-Solutions Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	6,523	$2,227	$—	$2,227
ITT, Inc.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		146	6,403	—	6,403
IWG PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(84)	(7,760)	—	(7,760)
Izumi Co., Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	(2,470)	1,003	—	1,003
J Sainsbury PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(24)	(918)	—	(918)
J.B. Hunt Transport Services, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(81)	(1,617)	—	(1,617)
J.Front Retailing Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(1,932)	(526)	—	(526)
J.M. Smucker Co. (The)(M)	—	Goldman Sachs International	1/17/20		59	(654)	—	(654)
j2 Global, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		426	(6,495)	—	(6,495)
Jabil Circuit, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		493	32,843	—	32,843
Jack In The Box, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(30)	(50)	—	(50)
James Hardie Industries PLC(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(551)	8,814	—	8,814
Janus Henderson Group PLC(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		27	(174)	—	(174)
Japan Airlines Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	48,822	4,004	—	4,004
Japan Airport Terminal Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(24,696)	(8,117)	—	(8,117)
Japan Post Holdings, Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	14,402	(4,130)	—	(4,130)
Jazz Pharmaceuticals PLC(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		483	(6,569)	—	(6,569)
JCDecaux SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(74)	(4,011)	—	(4,011)

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
JD Sports Fashion PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	82	$4,236	$—	$4,236
JetBlue Airways Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		479	(4,448)	—	(4,448)
JFE Holdings, Inc.(M)	—	Goldman Sachs International	1/17/20	JPY	19,110	(9,660)	—	(9,660)
JGC Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(11,698)	(555)	—	(555)
John Wiley & Sons, Inc. (Class A)(M)	—	Goldman Sachs International	1/17/20		106	765	—	765
John Wood Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	11	3,155	—	3,155
Johnson & Johnson(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		524	20,025	—	20,025
Johnson Controls International PLC(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		121	(2,613)	—	(2,613)
JPMorgan Long EMU Value Index(Q)	3 Month EURIBOR -14bps(Q)	JPMorgan Chase Bank, N.A.	7/22/20	EUR	2,202	28,888	—	28,888
JPMorgan Long EMU Value Index(Q)	3 Month EURIBOR -14bps(Q)	JPMorgan Chase Bank, N.A.	7/27/20	EUR	2,178	32,637	—	32,637
JPMorgan Long EMU Value Index(Q)	3 Month EURIBOR -14bps(Q)	JPMorgan Chase Bank, N.A.	7/27/20	EUR	2,183	17,693	—	17,693
JPMorgan Long U.S. Value Index(Q)	3 Month LIBOR +5bps(Q)	JPMorgan Chase Bank, N.A.	7/23/20		3,401	96,564	—	96,564
JPMorgan Long U.S. Value Index(Q)	3 Month LIBOR +5bps(Q)	JPMorgan Chase Bank, N.A.	7/27/20		3,258	45,227	—	45,227
JPMorgan Long U.S. Value Index(Q)	3 Month LIBOR +5bps(Q)	JPMorgan Chase Bank, N.A.	7/27/20		3,310	106,252	—	106,252
JPMorgan Long U.S. Value Index(Q)	3 Month LIBOR +5bps(Q)	JPMorgan Chase Bank, N.A.	7/27/20		3,322	93,920	—	93,920
JPMorgan Long U.S. Value Index(Q)	3 Month LIBOR +5bps(Q)	JPMorgan Chase Bank, N.A.	7/27/20		3,325	96,297	—	96,297
JPMorgan Short European Anti-Value Index(Q)	3 Month EURIBOR -5bps(Q)	JPMorgan Chase Bank, N.A.	7/22/20	EUR	(1,469)	(50,262)	—	(50,262)
JPMorgan Short European Anti-Value Index(Q)	3 Month EURIBOR -5bps(Q)	JPMorgan Chase Bank, N.A.	7/27/20	EUR	(1,465)	(47,650)	—	(47,650)

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
JPMorgan Short European Anti-Value Index(Q)	3 Month EURIBOR -5bps(Q)	JPMorgan Chase Bank, N.A.	7/27/20	EUR	(1,461)	$(55,648)	$—	$(55,648)
JPMorgan Short European Low Volatility Index(Q)	3 Month EURIBOR -5bps(Q)	JPMorgan Chase Bank, N.A.	7/22/20	EUR	(724)	(12,034)	—	(12,034)
JPMorgan Short European Low Volatility Index(Q)	3 Month EURIBOR -5bps(Q)	JPMorgan Chase Bank, N.A.	7/27/20	EUR	(721)	(11,255)	—	(11,255)
JPMorgan Short European Low Volatility Index(Q)	3 Month EURIBOR -5bps(Q)	JPMorgan Chase Bank, N.A.	7/27/20	EUR	(720)	(15,384)	—	(15,384)
JPMorgan Short IPO 3 Index(Q)	3 Month LIBOR -310bps(Q)	JPMorgan Chase Bank, N.A.	9/28/20		(434)	2,598	—	2,598
JPMorgan Short U.S. Growth Index(Q)	3 Month LIBOR +5bps(Q)	JPMorgan Chase Bank, N.A.	9/09/20		(1,738)	(54,280)	—	(54,280)
JPMorgan Short U.S. Growth Index(Q)	3 Month LIBOR +5bps(Q)	JPMorgan Chase Bank, N.A.	9/11/20		(1,731)	(54,779)	—	(54,779)
JPMorgan Short U.S. Growth Index(Q)	3 Month LIBOR +5bps(Q)	JPMorgan Chase Bank, N.A.	9/11/20		(1,725)	(49,365)	—	(49,365)
JPMorgan Short U.S. Growth Index(Q)	3 Month LIBOR +5bps(Q)	JPMorgan Chase Bank, N.A.	9/11/20		(1,722)	(51,037)	—	(51,037)
JPMorgan Short U.S. Growth Index(Q)	3 Month LIBOR +5bps(Q)	JPMorgan Chase Bank, N.A.	9/11/20		(1,658)	(36,742)	—	(36,742)
JPMorgan Short U.S. Momentum Index(Q)	3 Month LIBOR +5bps(Q)	JPMorgan Chase Bank, N.A.	7/23/20		(1,630)	(14,696)	—	(14,696)
JPMorgan Short U.S. Momentum Index(Q)	3 Month LIBOR +5bps(Q)	JPMorgan Chase Bank, N.A.	7/27/20		(1,616)	(27,598)	—	(27,598)
JPMorgan Short U.S. Momentum Index(Q)	3 Month LIBOR +5bps(Q)	JPMorgan Chase Bank, N.A.	7/27/20		(1,607)	(22,867)	—	(22,867)
JPMorgan Short U.S. Momentum Index(Q)	3 Month LIBOR +5bps(Q)	JPMorgan Chase Bank, N.A.	7/27/20		(1,606)	(27,778)	—	(27,778)
JPMorgan Short U.S. Momentum Index(Q)	3 Month LIBOR +5bps(Q)	JPMorgan Chase Bank, N.A.	7/27/20		(1,565)	(19,096)	—	(19,096)
JTekT Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	9,055	(4,313)	—	(4,313)
Juniper Networks, Inc.(M)	—	Goldman Sachs International	1/17/20		358	10,621	—	10,621
Just Eat PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(46)	(4,196)	—	(4,196)

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
JXTG Nippon Oil & Energy Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	58,065	$(1,925)	$—	$(1,925)
Kajima Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	30,274	(12,938)	—	(12,938)
Kakaku.Com, Inc.(M)	—	Goldman Sachs International	1/17/20	JPY	(16,344)	(3,810)	—	(3,810)
Kamigumi Co., Ltd.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	14,635	(2,219)	—	(2,219)
Kansai Electric Power Co., Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(10,238)	(37)	—	(37)
Kansai Paint Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(18,713)	7,153	—	7,153
Kansas City Southern Railway Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(296)	(4,288)	—	(4,288)
KAR Auction Services, Inc.(M)	—	Goldman Sachs International	1/17/20		217	12,316	—	12,316
KDDI Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	58,076	10,385	—	10,385
Keihan Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(4,312)	663	—	663
Keikyu Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(16,996)	4,953	—	4,953
Keio Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(21,359)	7,989	—	7,989
Kemper Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(81)	(3,698)	—	(3,698)
Kering SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(239)	(20,285)	—	(20,285)
Kerry Properties Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	1/17/20	HKD	485	(1,829)	—	(1,829)
Keyence Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(47,484)	11,928	—	11,928
Keysight Technologies, Inc.(M)	—	Goldman Sachs International	1/17/20		84	748	—	748
Kikkoman Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(31,635)	9,443	—	9,443

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Kimberly-Clay Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		309	$1,286	$—	$1,286
Kinder Morgan, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(324)	(19,965)	—	(19,965)
Kingfisher PLC(M)	1 Month GBP LIBOR +25 bps(M)	Goldman Sachs International	1/17/20	GBP	21	192	—	192
Kintetsu Group Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(22,237)	3,065	—	3,065
Kirby Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(377)	(29,737)	—	(29,737)
Kla Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		120	12,881	—	12,881
Knight-Swift Transportation Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(38)	1,941	—	1,941
Kobe Bussan Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(19,807)	(17,882)	—	(17,882)
Kobe Steel, Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(5,634)	2,522	—	2,522
Kohl’s Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		219	10,058	—	10,058
Koito Manufacturing Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(5,022)	3,976	—	3,976
Komatsu Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	2,421	(398)	—	(398)
Konami Holdings Corp.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	3,265	(1,156)	—	(1,156)
Konica Minolta, Inc.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	10,673	(2,419)	—	(2,419)
Kose Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(23,800)	12,885	—	12,885
Kosmos Energy Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(251)	(24,706)	—	(24,706)
Kraft Heinz Co. (The)(M)	—	Goldman Sachs International	1/17/20		(382)	(2,393)	—	(2,393)
Kroger Co. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		571	23,592	—	23,592

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Kuraray Co., Ltd.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	7,722	$(1,522)	$—	$(1,522)
Kyocera Group(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	34,968	1,730	—	1,730
Kyushu Electric Power Co.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(5,842)	710	—	710
Kyushu Railway Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	22,125	(5,430)	—	(5,430)
L3Harris Technologies, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		136	2,988	—	2,988
Laboratory Corp. of America Holdings(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		226	120	—	120
Lam Research Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		445	40,520	—	40,520
Lamb Weston Holdings, Inc.(M)	—	Goldman Sachs International	1/17/20		37	819	—	819
Lawson, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(12,621)	(3,479)	—	(3,479)
Lear Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		139	11,397	—	11,397
Legg Mason, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(91)	5,863	—	5,863
Leggett & Platt, Inc.(M)	—	Goldman Sachs International	1/17/20		(53)	801	—	801
Legrand SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(107)	1,205	—	1,205
Leidos Holdings, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		60	5,398	—	5,398
Lendlease Corporation Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(385)	16,280	—	16,280
Lennar Corp.(M)	—	Goldman Sachs International	1/17/20		210	(11,825)	—	(11,825)
Lennox International, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(61)	3,693	—	3,693
Liberty Broadband Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(334)	(15,874)	—	(15,874)

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Liberty Global PLC(M)	—	Goldman Sachs International	1/17/20		(235)	$(13,649)	$—	$(13,649)
Lincoln National Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		115	2,171	—	2,171
Linde PLC(M)	1 Day USOIS - 25 bps(M)	Goldman Sachs International	1/17/20		(259)	(9,561)	—	(9,561)
Line(M)	1 Day TONAT - 100.00 bps(M)	Goldman Sachs International	1/17/20	JPY	(28,840)	(10,308)	—	(10,308)
Lions Gate Entertainment Corp.(M)	1 Day USOIS - 25 bps(M)	Goldman Sachs International	1/17/20		(123)	(13,987)	—	(13,987)
Livanova PLC(M)	1 Day USOIS - 25 bps(M)	Goldman Sachs International	1/17/20		(96)	6,003	—	6,003
Live Nation Entertainment, Inc.(M)	1 Day USOIS - 25 bps(M)	Goldman Sachs International	1/17/20		(84)	(2,948)	—	(2,948)
Liveramp Holdings Inc.(M)	—	Goldman Sachs International	1/17/20		(209)	4,560	—	4,560
Lixil Group Corp.(M)	1 Day TONAT - 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(40,924)	16,765	—	16,765
LKQ Corp.(M)	1 Day USOIS - 25 bps(M)	Goldman Sachs International	1/17/20		(109)	(244)	—	(244)
LMVH Moet Hennssey Louis Vuitton SA(M)	1 Day EONIA - 30 bps(M)	Goldman Sachs International	1/17/20	EUR	(79)	(3,320)	—	(3,320)
Lockheed Martin Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		531	8,359	—	8,359
Logmein, Inc.(M)	—	Goldman Sachs International	1/17/20		68	9,434	—	9,434
L’Oreal SA(M)	1 Month EURIBOR +25 bps(M)	Goldman Sachs International	1/17/20	EUR	36	1,550	—	1,550
Louisiana-Pacific Corp.(M)	1 Day USOIS - 25 bps(M)	Goldman Sachs International	1/17/20		(265)	(10,125)	—	(10,125)
Lowes Cos, Inc.(M)	—	Goldman Sachs International	1/17/20		(89)	(3,838)	—	(3,838)
LPL Financial Holdings, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		68	403	—	403
Lululemon Athletica, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		312	1,069	—	1,069

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Lumentum Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(227)	$(30,443)	$—	$(30,443)
LyondellBasell Industries N.V.(Class A)(M)	—	Goldman Sachs International	1/17/20		91	966	—	966
Mabuchi Motor Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	15,085	(3,316)	—	(3,316)
Macquarie Infrastructure Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(284)	66	—	66
Macy’s, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		257	32,147	—	32,147
Madison Square Garden Co. (The)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(495)	(32,381)	—	(32,381)
Makita Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(15,088)	(4,905)	—	(4,905)
Mallinckrodt Public Ltd., Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		33	2,083	—	2,083
Man Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(58)	(2,658)	—	(2,658)
Manhattan Associates, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		206	(2,117)	—	(2,117)
Manpowergroup, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		546	13,385	—	13,385
Mapfre SA(M)	—	Goldman Sachs International	1/17/20	EUR	51	(3,885)	—	(3,885)
Marathon Oil Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(16)	(1,263)	—	(1,263)
Marathon Petroleum Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		269	5,499	—	5,499
Markel Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(137)	(1,390)	—	(1,390)
Marks & Spencer Group PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	45	1,494	—	1,494
Marsh & Mclennan(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(196)	(5,541)	—	(5,541)
Marubeni Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	79,693	(18,005)	—	(18,005)

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Marui Group Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(40,211)	$(695)	$—	$(695)
Marvell Technology Group Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(119)	(15,671)	—	(15,671)
Masco Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		336	13,362	—	13,362
Masimo(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		118	4,534	—	4,534
MasTec, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		314	10,751	—	10,751
Matador Resources Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(40)	(8,147)	—	(8,147)
Match Group, Inc.(M)	—	Goldman Sachs International	1/17/20		229	48,220	—	48,220
Matsumotokiyoshi Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(1,690)	(37)	—	(37)
Mattel, Inc.(M)	—	Goldman Sachs International	1/17/20		(228)	(28,026)	—	(28,026)
Mazda Motor Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	35,405	(10,750)	—	(10,750)
McKesson Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		371	(11,856)	—	(11,856)
Medibank Private(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(239)	4,640	—	4,640
Medipal Holdings Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	23,396	89	—	89
MEDNAX, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		20	1,946	—	1,946
Medtronic PLC(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		364	9,367	—	9,367
Melco International Development Ltd.(M)	1 Month HIBOR +40 bps(M)	Goldman Sachs International	1/17/20	HKD	176	2,680	—	2,680
Melrose Industries PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(110)	(7,891)	—	(7,891)
Mercari, Inc.(M)	1 Day TONAT -250 bps(M)	Goldman Sachs International	1/17/20	JPY	(17,168)	1,679	—	1,679

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Merck & Co., Inc.(M)	—	Goldman Sachs International	1/17/20		393	$12,576	$—	$12,576
Mercury General Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(102)	1,645	—	1,645
Meredith Corp.(M)	—	Goldman Sachs International	1/17/20		(23)	2,095	—	2,095
Metlife, Inc.(M)	—	Goldman Sachs International	1/17/20		400	6,965	—	6,965
Mettler Toledo International, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		179	8,567	—	8,567
MGM China Holdings Ltd.(M)	1 Day HONIX -125 bps(M)	Goldman Sachs International	1/17/20	HKD	(547)	(4,841)	—	(4,841)
MGM Resorts International(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(169)	(7,497)	—	(7,497)
Michaels Companies Inc. (The)(M)	—	Goldman Sachs International	1/17/20		36	6,982	—	6,982
Micro Focus International PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	192	(8,834)	—	(8,834)
Micron Technology, Inc.(M)	—	Goldman Sachs International	1/17/20		308	48,635	—	48,635
Microsoft Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		375	15,692	—	15,692
Miller Herman, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		318	(31,874)	—	(31,874)
Minebea Co., Ltd.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	7,184	942	—	942
Minth Group Ltd.(M)	1 Day HONIX -100 bps(M)	Goldman Sachs International	1/17/20	HKD	(1,206)	(565)	—	(565)
MISUMI Group, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(27,775)	94	—	94
Mitsubishi Chemical Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	14,640	(1,564)	—	(1,564)
Mitsubishi Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	56,362	(6,273)	—	(6,273)
Mitsubishi Electric Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	22,829	(5,993)	—	(5,993)

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Mitsubishi Gas Chemical Co., Inc.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	11,526	$(1,314)	$—	$(1,314)
Mitsubishi Heavy Industries Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	16,268	(1,154)	—	(1,154)
Mitsubishi Logistics, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(1,706)	(17)	—	(17)
Mitsubishi Materials Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	2,412	(280)	—	(280)
Mitsubishi Motors Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(2,651)	1,640	—	1,640
Mitsubishi UFJ Financial Group, Inc.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	13,571	1,212	—	1,212
Mitsui & Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	51,020	(7,480)	—	(7,480)
Mitsui Chemicals, Inc.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	15,480	587	—	587
Mitsui OSK Lines Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(3,322)	(51)	—	(51)
Mitsui Trust Holdings, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	8,466	1,914	—	1,914
Mixi, Inc.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	13,530	(2,592)	—	(2,592)
MKS Instruments, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		28	1,242	—	1,242
Mohawk Industries, Inc.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		72	(1,277)	—	(1,277)
Molina Healthcare, Inc.(M)	—	Goldman Sachs International	1/17/20		161	7,539	—	7,539
Molson Coors Brewing Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		468	21,529	—	21,529
Mondi PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(274)	(27,682)	—	(27,682)
Moneysupermarket.com Group PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	106	2,441	—	2,441
MongoDB, Inc.(M)	—	Goldman Sachs International	1/17/20		(128)	(584)	—	(584)

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Monolithic Power Systems, Inc.(M)	—	Goldman Sachs International	1/17/20		(32)	$(2,760)	$—	$(2,760)
Monotaro Co., Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	(56,147)	25,890	—	25,890
Monster Beverage Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		73	3,684	—	3,684
Morgan Stanley Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		241	7,399	—	7,399
Mosaic Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(202)	(29,091)	—	(29,091)
Motorola Solutions, Inc.(M)	—	Goldman Sachs International	1/17/20		(25)	(44)	—	(44)
MS&AD Insurance Group Holdings, Inc.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	18,170	(1,058)	—	(1,058)
MSCI Australia Banks Total Return Index(Q)	3 Month BBSW -33bps(Q)	BNP Paribas S.A.	2/10/20	AUD	(372)	14,069	—	14,069
MSCI Australia Banks Total Return Index(Q)	3 Month BBSW -35bps(Q)	BNP Paribas S.A.	2/10/20	AUD	(987)	37,309	—	37,309
MSCI Australia Banks Total Return Index(Q)	3 Month BBSW -35bps(Q)	BNP Paribas S.A.	2/10/20	AUD	(490)	5,631	—	5,631
MSCI Australia Banks Total Return Index(Q)	3 Month BBSW -35bps(Q)	BNP Paribas S.A.	2/10/20	AUD	(400)	15,115	—	15,115
MSCI Australia Banks Total Return Index(Q)	3 Month BBSW -35bps(Q)	BNP Paribas S.A.	2/10/20	AUD	(359)	13,577	—	13,577
MSCI Australia Banks Total Return Index(Q)	3 Month BBSW -35bps(Q)	BNP Paribas S.A.	2/10/20	AUD	(221)	8,351	—	8,351
MSCI Australia Net Return Index(T)	—	Goldman Sachs International	1/17/20	AUD	229	(564)	—	(564)
MSCI France Net Return Index(T)	—	Goldman Sachs International	1/17/20	EUR	(1,156)	(26,713)	—	(26,713)
MSCI Index(M)	—	Goldman Sachs International	1/17/20		16	(321)	—	(321)
MSCI Italy Net Return Index(T)	—	Goldman Sachs International	1/17/20	EUR	430	8,118	—	8,118
MSCI Spain Net Return Index(T)	—	Goldman Sachs International	1/17/20	EUR	2,021	59,334	—	59,334
MSCI Sweden Net Return Index(T)	—	Goldman Sachs International	1/17/20	SEK	(10,299)	(26,407)	—	(26,407)
MSCI Swiss Net Return Index(T)	—	Goldman Sachs International	1/17/20	CHF	5,745	43,002	—	43,002

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
MSCI Switzerland Net Return CFD Index(T)	—	Goldman Sachs International	1/17/20	CHF	1,227	$27,790	$—	$27,790
Murphy Oil Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(85)	(6,193)	—	(6,193)
Murphy USA, Inc.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		320	(1,794)	—	(1,794)
Mylan NV(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		241	13,663	—	13,663
Nabtesco Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(17,213)	3,442	—	3,442
Nankai Electric Railway Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(10,234)	1,377	—	1,377
National Fuel Gas Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(481)	(18,364)	—	(18,364)
National Grid PLC(M)	1 Month GBP LIBOR +25 bps(M)	Goldman Sachs International	1/17/20	GBP	244	19,385	—	19,385
National Oilwell Varco, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(439)	(38,132)	—	(38,132)
Natixis(M)	1 Month EURIBOR +25 bps(M)	Goldman Sachs International	1/17/20	EUR	107	2,929	—	2,929
Navient Corp.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		91	(1,144)	—	(1,144)
NCR Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(168)	(13,107)	—	(13,107)
Nektar Therapeutics(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(551)	29,715	—	29,715
NetApp, Inc.(M)	—	Goldman Sachs International	1/17/20		(104)	(2,948)	—	(2,948)
Netflix, Inc.(M)	—	Goldman Sachs International	1/17/20		(407)	(28,339)	—	(28,339)
Neurocrine Biosciences, Inc.(M)	—	Goldman Sachs International	1/17/20		(105)	5,778	—	5,778
New Jersey Resources Corp.(M)	—	Goldman Sachs International	1/17/20		(60)	(2,569)	—	(2,569)
New Relic, Inc.(M)	—	Goldman Sachs International	1/17/20		(45)	1,560	—	1,560

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
New World Development Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	1/17/20	HKD	2,222	$12,253	$—	$12,253
New York Times Co. (The)(M)	—	Goldman Sachs International	1/17/20		(47)	161	—	161
Newcrest Mining Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	1/17/20	AUD	188	6,779	—	6,779
Newell Brands, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(481)	(2,261)	—	(2,261)
NewMarket Corp.(M)	—	Goldman Sachs International	1/17/20		78	29	—	29
Newmont Mining Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(241)	(22,611)	—	(22,611)
News Corp. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(307)	(21,119)	—	(21,119)
Nexon Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	38,043	(19,173)	—	(19,173)
Nexstar Media Group, Inc. (Class A)(M)	—	Goldman Sachs International	1/17/20		20	1,528	—	1,528
Next PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	140	2,241	—	2,241
NextEra Energy, Inc.(M)	—	Goldman Sachs International	1/17/20		(179)	(6,036)	—	(6,036)
NGK Spark Plug Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(10,203)	3,556	—	3,556
NH Foods Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	19,168	(6,226)	—	(6,226)
NHK Spring Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	8,712	(1,425)	—	(1,425)
Nidec Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(120,013)	68,804	—	68,804
Nielsen Holdings PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(321)	(4,981)	—	(4,981)
Nifco, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(2,795)	870	—	870
NIKE, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		519	25,122	—	25,122

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Nikon Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	11,196	$(7,795)	$—	$(7,795)
Nintendo Co., Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	(4,508)	1,022	—	1,022
Nippon Electric Glass Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	6,448	2,568	—	2,568
Nippon Express Co., Ltd.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	28,003	(15,471)	—	(15,471)
Nippon Paint Holdings Co., Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	(31,976)	2,433	—	2,433
Nippon Shinyaku Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(26,572)	515	—	515
Nippon Shokubai Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	2,692	221	—	221
Nippon Steel Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	29,341	(14,302)	—	(14,302)
Nippon Telegraph & Telephone Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	113,914	(13,143)	—	(13,143)
Nippon Yusen KK(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(17,892)	580	—	580
Nisource, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(428)	(17,177)	—	(17,177)
Nissan Motor Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(6,463)	4,455	—	4,455
Nissin Foods Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(9,912)	1,546	—	1,546
Nitori Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(22,614)	2,034	—	2,034
Nitto Denko Corp.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	6,150	276	—	276
NMC Health PLC(M)	1 Day SONIA -145 bps(M)	Goldman Sachs International	1/17/20	GBP	(172)	69,740	—	69,740
Noble Energy, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(653)	(90,718)	—	(90,718)
Nomura Holdings, Inc.(M)	—	Goldman Sachs International	1/17/20	JPY	(42,337)	(1,318)	—	(1,318)

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Nordstrom, Inc.(M)	—	Goldman Sachs International	1/17/20		60	$3,147	$—	$3,147
Norfolk Southern Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(340)	(9,306)	—	(9,306)
Northrop Grumman Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		623	1,672	—	1,672
NorthWestern Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		69	956	—	956
Norwegian Cruise Line Holdings Ltd.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		218	14,129	—	14,129
Now, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(84)	(830)	—	(830)
NRG Energy, Inc.(M)	—	Goldman Sachs International	1/17/20		(372)	(10,626)	—	(10,626)
NSK Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	6,241	(1,868)	—	(1,868)
NTT Data Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	3,452	(720)	—	(720)
Nu Skin Enterprises, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		268	21,034	—	21,034
Nuance Communications, Inc.(M)	—	Goldman Sachs International	1/17/20		50	880	—	880
Nucor Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		80	(1,483)	—	(1,483)
Nutanix, Inc. (Class A)(M)	—	Goldman Sachs International	1/17/20		(95)	7,315	—	7,315
NuVasive, Inc.(M)	—	Goldman Sachs International	1/17/20		57	1,553	—	1,553
nVent Electric PLC(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		78	3,159	—	3,159
NVIDIA Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(90)	(9,807)	—	(9,807)
NVR, Inc.(M)	—	Goldman Sachs International	1/17/20		69	4	—	4
NWS Holdings Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	1/17/20	HKD	466	1,920	—	1,920

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Obayashi Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	51,709	$(11,076)	$—	$(11,076)
Ocado Group(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(48)	(3,056)	—	(3,056)
Occidental Petroleum Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(608)	(62,988)	—	(62,988)
Oceaneering International, Inc.(M)	—	Goldman Sachs International	1/17/20		(92)	(10,621)	—	(10,621)
Odakyu Electric Railway Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(22,260)	7,654	—	7,654
Oil Search Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(91)	(177)	—	(177)
Oji Holdings Corp.(M)	—	Goldman Sachs International	1/17/20	JPY	1,609	(19)	—	(19)
Okta, Inc.(M)	—	Goldman Sachs International	1/17/20		(102)	4,015	—	4,015
Old Dominion Freight Line, Inc.(M)	—	Goldman Sachs International	1/17/20		(39)	(613)	—	(613)
Old Mutual PLC(M)	1 Day SONIA -225 bps(M)	Goldman Sachs International	1/17/20	GBP	(48)	(5,477)	—	(5,477)
Old Republic International Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		42	(699)	—	(699)
OLIN Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(42)	546	—	546
Ollie’S Bargain Outlet Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(558)	(47,102)	—	(47,102)
Olympus Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(2,738)	(1,228)	—	(1,228)
Omnicom Group, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		41	828	—	828
ON Semiconductor Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		171	19,954	—	19,954
OneMain Holdings, Inc.(M)	—	Goldman Sachs International	1/17/20		44	(1,190)	—	(1,190)
ONEOK, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(730)	(35,099)	—	(35,099)

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Ono Pharmaceutical Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(11,295)	$(1,969)	$—	$(1,969)
Oracle Corp. Japan(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		507	(21,378)	—	(21,378)
Oracle Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	1,992	(18)	—	(18)
Orange SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	337	(9,546)	—	(9,546)
O’Reilly Automotive, Inc.(M)	—	Goldman Sachs International	1/17/20		67	(390)	—	(390)
Orica Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	1/17/20	AUD	24	(585)	—	(585)
Oriental Land Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(10,451)	322	—	322
Origin Energy Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(185)	3,729	—	3,729
Orix Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	48,022	(8,614)	—	(8,614)
Orpea SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(203)	(5,299)	—	(5,299)
Osaka Gas Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	13,813	(2,034)	—	(2,034)
Oshkosh Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		310	10,592	—	10,592
Otsuka Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	1,886	(958)	—	(958)
Owens Corning, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		435	276	—	276
Owens-Illinois, Inc.(M)	—	Goldman Sachs International	1/17/20		251	(35,856)	—	(35,856)
Paccar, Inc.(M)	—	Goldman Sachs International	1/17/20		186	(861)	—	(861)
Packaging Corp. of America(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		275	(1,838)	—	(1,838)
PacWest Bancorp(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(94)	(1,478)	—	(1,478)

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Pan Pacific International Holdings Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(10,770)	$(1,020)	$—	$(1,020)
Papa John’s Intl, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(193)	(6,253)	—	(6,253)
Park24 Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(36,551)	(14,872)	—	(14,872)
Parker-Hannifin Corp.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		71	1,536	—	1,536
Parsley Energy, Inc.(M)	—	Goldman Sachs International	1/17/20		(57)	(9,273)	—	(9,273)
Patterson Cos., Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		23	(2,443)	—	(2,443)
Patterson-UTI Energy, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		183	12,497	—	12,497
Paycom Software, Inc.(M)	—	Goldman Sachs International	1/17/20		18	(271)	—	(271)
PBF Energy, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		(64)	(3,325)	—	(3,325)
Pegasystems(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(23)	(1,093)	—	(1,093)
Penn National Gaming, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(171)	(19,136)	—	(19,136)
Pennon Group PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	167	21,480	—	21,480
Penske Automotive Group, Inc.(M)	—	Goldman Sachs International	1/17/20		22	(593)	—	(593)
Pentair PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(64)	(1,170)	—	(1,170)
Penumbra, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(234)	(4,553)	—	(4,553)
PepsiCo., Inc.(M)	—	Goldman Sachs International	1/17/20		753	(2,690)	—	(2,690)
Peptidream, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(12,280)	(10,677)	—	(10,677)
Perrigo Co. PLC(M)	—	Goldman Sachs International	1/17/20		(16)	411	—	411

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Persimmon PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	195	$17,168	$—	$17,168
Persol Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(25,648)	(3,675)	—	(3,675)
Petrofac Ltd.(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	60	(1,098)	—	(1,098)
Peugeot SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	782	7,899	—	7,899
Pfizer, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		701	15,723	—	15,723
Philip Morris International, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		19	(169)	—	(169)
Phillips 66(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		408	(2,155)	—	(2,155)
Pigeon Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(33,338)	12,383	—	12,383
Pilgrim’s Pride Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		325	5,202	—	5,202
Pinnacle Financial Partners, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(51)	(1,190)	—	(1,190)
Pinnacle West Capital Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		105	5,357	—	5,357
Planet Fitness (Class A)(M)	—	Goldman Sachs International	1/17/20		(35)	(230)	—	(230)
Plantronics, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		22	2,961	—	2,961
Platform Specialty Products Corp.(M)	—	Goldman Sachs International	1/17/20		(257)	(17,878)	—	(17,878)
Playtech PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	65	4,187	—	4,187
Pluralsight, Inc. (Class A)(M)	—	Goldman Sachs International	1/17/20		(238)	(10,822)	—	(10,822)
PNM Resources, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(113)	(3,772)	—	(3,772)
POLA Orbis Holdings, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(6,999)	(54)	—	(54)

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Polaris Industries, Inc.(M)	—	Goldman Sachs International	1/17/20		183	$9,143	$—	$9,143
Polyone Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(47)	(8,908)	—	(8,908)
Popular, Inc.(M)	—	Goldman Sachs International	1/17/20		77	1,615	—	1,615
Power Assets Holdings Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/17/20	HKD	(664)	(2,618)	—	(2,618)
Pra Health Sciences, Inc.(M)	—	Goldman Sachs International	1/17/20		275	10,524	—	10,524
Prada SpA(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/17/20	HKD	(315)	(5,413)	—	(5,413)
Premier, Inc. (Class A)(M)	—	Goldman Sachs International	1/17/20		(235)	3,122	—	3,122
Primerica, Inc.(M)	—	Goldman Sachs International	1/17/20		(83)	2,951	—	2,951
Principal Financial Group, Inc.(M)	—	Goldman Sachs International	1/17/20		15	94	—	94
Procter & Gamble Co. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		708	170	—	170
Proofpoint, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(35)	104	—	104
Prosperity Bancshares, Inc.(M)	—	Goldman Sachs International	1/17/20		(78)	(1,859)	—	(1,859)
Publicis Groupe SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	115	1,157	—	1,157
PulteGroup, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		536	(16,454)	—	(16,454)
Pure Storage, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(648)	(31,761)	—	(31,761)
PVH Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		260	7,321	—	7,321
QBE Insurance Group Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(192)	(4,878)	—	(4,878)
QEP Resources, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(174)	(40,042)	—	(40,042)

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Qiagen N.V.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		22	$(2,780)	$—	$(2,780)
Qorvo, Inc.(M)	—	Goldman Sachs International	1/17/20		296	21,274	—	21,274
QUALCOMM, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		63	2,466	—	2,466
Quanta Services, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		208	1,385	—	1,385
Quest Diagnostics, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		15	64	—	64
Qurate Retail, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		291	(7,406)	—	(7,406)
Rakuten, Inc. NPV(M)	1 Day TONAT -33 bps(M)	Goldman Sachs International	1/17/20	JPY	(7,292)	(1,191)	—	(1,191)
Ralph Lauren Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		208	8,565	—	8,565
Ramsay Health Care Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(132)	(1,388)	—	(1,388)
Range Resources Corp.(M)	1 Day USOIS -70.09 bps(M)	Goldman Sachs International	1/17/20		(200)	(39,840)	—	(39,840)
Raymond James Financial(M)	—	Goldman Sachs International	1/17/20		47	(79)	—	(79)
Rea Group Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(31)	177	—	177
Reckitt Benckiser Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(216)	(7,951)	—	(7,951)
Recruit Holdings, Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(32,303)	(8,275)	—	(8,275)
Red Electrica de Espana(M)	—	Goldman Sachs International	1/17/20	EUR	119	3,603	—	3,603
Regal Beloit Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		288	9,482	—	9,482
Regeneron Pharmaceuticals, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		378	10,175	—	10,175
Reinsurance Group of America, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		612	(5,062)	—	(5,062)

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Reliance Steel & Aluminum Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		167	$(937)	$—	$(937)
RELX PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	39	2,347	—	2,347
Remy Cointreau SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(233)	14,006	—	14,006
RenaissanceRe Holdings Ltd.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		95	1,387	—	1,387
Renault SA(M)	1 Month EURIBOR +25 bps(M)	Goldman Sachs International	1/17/20	EUR	115	973	—	973
Renesas Electronics Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(25,550)	(6,442)	—	(6,442)
Rentokil Initial(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(46)	(3,259)	—	(3,259)
Repsol SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	475	(19,511)	—	(19,511)
Resideo Technologies, Inc.(M)	—	Goldman Sachs International	1/17/20		(94)	(6,758)	—	(6,758)
Resona Holdings, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	44,976	(5,710)	—	(5,710)
Ricoh, Co., Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	(14,669)	(4,325)	—	(4,325)
Rightmove PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	15	233	—	233
RingCentral, Inc.(Class A)(M)	—	Goldman Sachs International	1/17/20		(184)	(3,166)	—	(3,166)
Rinnai Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(2,538)	(248)	—	(248)
Rio Tinto PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	85	6,527	—	6,527
Robert Half International, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		422	21,912	—	21,912
Rockwell Automation, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(171)	(3,370)	—	(3,370)
Rohm Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	1,804	(442)	—	(442)

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Roku, Inc.(M)	—	Goldman Sachs International	1/17/20		(284)	$22,143	$—	$22,143
Rollins, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(69)	1,950	—	1,950
Rolls-Royce Holdings PLC (Class C)(M)	1 Day SONIA -25 bps(M)	Goldman Sachs & Co.	5/16/24	GBP	(1)	—	—	—
Rolls-Royce Holdings PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(208)	15,905	—	15,905
Roper Industries, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		19	535	—	535
Ross Store, Inc.(M)	—	Goldman Sachs International	1/17/20		325	3,839	—	3,839
Rotork PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(17)	(366)	—	(366)
Royal Caribbean Cruises Ltd.(M)	—	Goldman Sachs International	1/17/20		32	1,701	—	1,701
Royal Gold, Inc.(M)	—	Goldman Sachs International	1/17/20		(259)	(19,266)	—	(19,266)
Royal Mail PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	230	5,543	—	5,543
RPM International Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(101)	(3,175)	—	(3,175)
RSA Insurance Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(203)	(9,769)	—	(9,769)
Ryder System, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		(18)	(91)	—	(91)
Ryohin Keikaku Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(62,300)	(14,726)	—	(14,726)
S&P 500 Utilities Total Return Index(Q)	3 Month LIBOR +5bps(Q)	JPMorgan Chase Bank, N.A.	9/10/20		(886)	(26,232)	—	(26,232)
S&P 500 Utilities Total Return Index(Q)	3 Month LIBOR +5bps(Q)	JPMorgan Chase Bank, N.A.	9/10/20		(425)	(12,588)	—	(12,588)
Safran SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(36)	2,821	—	2,821
Sage Therapeutics, Inc.(M)	—	Goldman Sachs International	1/17/20		(317)	(35,291)	—	(35,291)
Sally Beauty Holdings, Inc.(M)	—	Goldman Sachs International	1/17/20		158	(3,631)	—	(3,631)

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Sanderson Farms, Inc.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		24	$1,524	$—	$1,524
Sands China Ltd.(M)	1 Month HIBOR +40 bps(M)	Goldman Sachs International	1/17/20	HKD	118	1,951	—	1,951
Sankyu, Inc.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	3,332	(295)	—	(295)
Sanofi SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	94	9,984	—	9,984
Santander Consumer USA, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		36	714	—	714
Santen Pharmaceutical Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(10,089)	(1,218)	—	(1,218)
Santos Ltd.(M)	1 Month BBSW +40 bps(M)	Goldman Sachs International	1/17/20	AUD	22	(94)	—	(94)
Sartorius Stedim Biotech(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(73)	(1,689)	—	(1,689)
Sawai Pharmaceutical Co., Ltd.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	18,844	4,896	—	4,896
Schlumberger Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(1,001)	(81,916)	—	(81,916)
Schroders PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(33)	(1,055)	—	(1,055)
Science Applications International Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		62	2,871	—	2,871
Scientific Games International, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(241)	6,299	—	6,299
SCOR SE(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	16	(293)	—	(293)
Scotts Miracle-Gro Co. (The)(Class A)(M)	—	Goldman Sachs International	1/17/20		(43)	(2,233)	—	(2,233)
SCSK Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	2,312	(405)	—	(405)
Seagate Technology PLC(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		321	17,007	—	17,007
Sealed Air Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(331)	(7,657)	—	(7,657)

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
SEB SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(102)	$3,361	$—	$3,361
SEEK Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(189)	(2,453)	—	(2,453)
Sega Sammy Holdings, Inc.(M)	—	Goldman Sachs International	1/17/20	JPY	(2,393)	166	—	166
Sekisui House Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	26,948	(3,188)	—	(3,188)
Sempra Energy(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(384)	(17,437)	—	(17,437)
Sensient Technologies Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(16)	(676)	—	(676)
Service Corp. International(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		(15)	23	—	23
ServiceMaster Global Holdings, Inc.(M)	—	Goldman Sachs International	1/17/20		(390)	(5,975)	—	(5,975)
ServiceNow, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(19)	(909)	—	(909)
SES SA FDR(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(15)	(995)	—	(995)
Seven & i Holdings Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	3,262	(545)	—	(545)
Seven Bank Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(3,089)	(567)	—	(567)
Severn Trent PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	(16)	214	—	214
Sharp Corp.(M)	1 Day TONAT - 75 bps(M)	Goldman Sachs International	1/17/20	JPY	(18,929)	(1,027)	—	(1,027)
Sherwin-Williams Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(17)	(209)	—	(209)
Shikoku Electric Power Co.(M)	—	Goldman Sachs International	1/17/20	JPY	(2,759)	(407)	—	(407)
Shimadzu Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(11,171)	(1,670)	—	(1,670)
Shimamura Co., Ltd.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	19,383	(17,588)	—	(17,588)

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Shimano, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(42,888)	$442	$—	$442
Shimizu Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	28,461	2,025	—	2,025
Shin-Etsu Chemical Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	2,356	515	—	515
Shinsei Bank Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	17,136	(469)	—	(469)
Shionogi, Inc.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	21,133	11,025	—	11,025
Shiseido Co., Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	(33,511)	(7,889)	—	(7,889)
Showa Denko KK(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	45,701	(2,937)	—	(2,937)
Signet Jewelers Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(15)	(482)	—	(482)
Silgan Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		108	2,083	—	2,083
Sinclair Broadcast Group, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		44	906	—	906
Sinclair Broadcast Group, Inc.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		(249)	(10,151)	—	(10,151)
Sirius XM Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(166)	(3,848)	—	(3,848)
SJM Holdings Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	1/17/20	HKD	474	5,210	—	5,210
Skechers USA, Inc.(M)	—	Goldman Sachs International	1/17/20		468	30,452	—	30,452
Skyworks Solutions, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		440	75,295	—	75,295
Smartsheet, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(136)	(5,369)	—	(5,369)
SMC Corp./Japan(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(30,000)	(1,601)	—	(1,601)
Snap, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(246)	(35,632)	—	(35,632)

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Snap-on, Inc. (Class A)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		180	$3,592	$—	$3,592
Societe Generale SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	312	20,131	—	20,131
Sodexo SA(M)	1 Month EURIBOR +25 bps(M)	Goldman Sachs International	1/17/20	EUR	37	673	—	673
SoftBank Group(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(40,783)	(36,113)	—	(36,113)
SoftBank Group Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(1,910)	114	—	114
Sojitz Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	34,058	(4,390)	—	(4,390)
Sompo Japan Insurance, Inc.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	2,217	(612)	—	(612)
Sonoco Products Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		102	963	—	963
Sony Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(37,541)	(2,783)	—	(2,783)
Sosei Group Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(1,818)	751	—	751
South32 Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	1/17/20	AUD	250	2,641	—	2,641
Southwest Gas Holdings, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(20)	(106)	—	(106)
Southwestern Energy Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		233	46,056	—	46,056
Spectrum Brands Holdings, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		111	2,146	—	2,146
Spirax-Sarco Engineering PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(19)	(305)	—	(305)
Spirit AeroSystems Holdings, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		840	(108,909)	—	(108,909)
Splunk, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(149)	(789)	—	(789)
Spotify Technology SA(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(186)	(4,125)	—	(4,125)

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Sprouts Farmers Market, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		161	$(8,041)	$—	$(8,041)
Square Enix Holdings Co., Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	(12,232)	2,632	—	2,632
Square, Inc.(M)	—	Goldman Sachs International	1/17/20		(336)	22,523	—	22,523
SS&C Technologies, Inc.(M)	—	Goldman Sachs International	1/17/20		183	6,851	—	6,851
SSE PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(31)	(3,757)	—	(3,757)
St. James’s Place PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(132)	(9,058)	—	(9,058)
Standard Chartered PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(184)	(12,205)	—	(12,205)
Standard Life Aberdeen PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(205)	(15,584)	—	(15,584)
Star Entertainment Group LTD. (The)(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	1/17/20	AUD	54	249	—	249
State Street Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		133	3,327	—	3,327
Steel Dynamics, Inc.(M)	—	Goldman Sachs International	1/17/20		196	(4,416)	—	(4,416)
Stericycle, Inc.(M)	—	Goldman Sachs International	1/17/20		(617)	19,290	—	19,290
Steris Corp.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		45	(27)	—	(27)
Sterling Bancorp(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(111)	(3,098)	—	(3,098)
Stifel Financial Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		123	(2,156)	—	(2,156)
Stryker Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		56	2,822	—	2,822
Suez SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	267	9,403	—	9,403
Sugi Holdings Co., Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	2,423	(1,096)	—	(1,096)

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Sumitomo Bank Ltd. (The)(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	20,075	$1,058	$—	$1,058
Sumitomo Chemical Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	12,929	(2,112)	—	(2,112)
Sumitomo Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	45,981	(7,676)	—	(7,676)
Sumitomo Dainippon Pharma Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	6,625	(200)	—	(200)
Sumitomo Heavy Industries Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	20,320	(2,651)	—	(2,651)
Sumitomo Metal Mining, Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(9,456)	(4,304)	—	(4,304)
Sun Hung Kai Properties Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	1/17/20	HKD	1,597	9,343	—	9,343
Suntory Beverage & Food Ltd.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	5,107	(749)	—	(749)
Suzuken Co., Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	17,028	(12,885)	—	(12,885)
Suzuki Motor Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(3,302)	966	—	966
Swire Properties Ltd.(M)	1 Day HONIX - 40bps(M)	Goldman Sachs International	1/17/20	HKD	(260)	(411)	—	(411)
Switch, Inc. (Class A)(M)	1 Day USOIS -38.8 bps(M)	Goldman Sachs International	1/17/20		(99)	(404)	—	(404)
Synaptics, Inc.(M)	—	Goldman Sachs International	1/17/20		61	7,552	—	7,552
Synchrony Financial(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		626	(25,843)	—	(25,843)
SYNNEX Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		205	5,177	—	5,177
Synopsys, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		176	9,285	—	9,285
Synovus Financial(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		(173)	(5,334)	—	(5,334)
Sysmex Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(25,548)	2,034	—	2,034

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
T&D Holdings, Inc.(M)	–	Goldman Sachs International	1/17/20	JPY	(15,114)	$(2,126)	$—	$(2,126)
T. Rowe Price Group, Inc.(M)	–	Goldman Sachs International	1/17/20		84	(1,273)	—	(1,273)
Taiheiyo Cement Corp.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	30,276	(21,219)	—	(21,219)
Taisei Corp.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	24,651	(994)	—	(994)
Taisho Pharmaceutical Holdings Co., Ltd.(M)	–	Goldman Sachs International	1/17/20	JPY	2,466	(304)	—	(304)
Takashimaya Co., Ltd.(M)	–	Goldman Sachs International	1/17/20	JPY	1,717	25	—	25
Takeda Pharmaceutical Co., Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(56,823)	4,666	—	4,666
Tapestry, Inc.(M)	–	Goldman Sachs International	1/17/20		64	2,899	—	2,899
Targa Resources Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(734)	(89,510)	—	(89,510)
Target Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		734	9,926	—	9,926
Tate & Lyle PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	107	1,243	—	1,243
Taylor Wimpey PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	267	31,017	—	31,017
TDK Corp.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	9,808	957	—	957
TE Connectivity Ltd.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		326	15,224	—	15,224
Tech Data Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		284	(99)	—	(99)
Technicolor SA(M)	1 Day EONIA -130 bps(M)	Goldman Sachs International	1/17/20	EUR	(4)	105	—	105
Techtronic Industries Co., Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/17/20	HKD	(1,029)	(6,545)	—	(6,545)
Tegna, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		464	23,977	—	23,977

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Teijin Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	19,427	$(3,763)	$—	$(3,763)
Teledyne Technologies, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		330	4,005	—	4,005
Telefonica SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	145	(2,252)	—	(2,252)
Teleperformance SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(55)	(1,458)	—	(1,458)
Telephone & Data Systems, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		77	4,383	—	4,383
Telstra Corp. Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	1/17/20	AUD	391	(13,293)	—	(13,293)
Tempur Sealy International, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(164)	(2,644)	—	(2,644)
Tenet Healthcare Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(480)	(15,359)	—	(15,359)
Teradata Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(14)	(420)	—	(420)
Teradyne, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		156	11,488	—	11,488
Terex Corp.(M)	—	Goldman Sachs International	1/17/20		15	(49)	—	(49)
Terumo Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(1,894)	(451)	—	(451)
Tesco PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(90)	(5,913)	—	(5,913)
Tesla, Inc.(M)	—	Goldman Sachs International	1/17/20		(806)	(186,992)	—	(186,992)
Texas Capital Bancshares, Inc.(M)	—	Goldman Sachs International	1/17/20		(101)	10,665	—	10,665
Texas Instruments, Inc.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		336	17,329	—	17,329
Textron, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		254	1,201	—	1,201
Thermo Fisher Scientific, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		502	13,781	—	13,781

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Thor Industries, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(369)	$(60,222)	$—	$(60,222)
Timken Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		143	7,591	—	7,591
TJX Cos., Inc. (The)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		302	3,136	—	3,136
T-Mobile US, Inc.(M)	—	Goldman Sachs International	1/17/20		24	816	—	816
Toho Gas Co., Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	1,700	773	—	773
Tohoku Electric Power Co.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	8,401	(638)	—	(638)
Tokio Marine Holdings, Inc.(M)	—	Goldman Sachs International	1/17/20	JPY	5,565	(530)	—	(530)
Tokyo Broadcasting System Television, Inc.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	2,970	1,862	—	1,862
Tokyo Electric Power Holdings, Inc.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	56,154	(24,258)	—	(24,258)
Tokyo Gas Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	51,130	(2,032)	—	(2,032)
Tokyu Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(3,437)	1,900	—	1,900
Toll Brothers, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		306	(14,105)	—	(14,105)
Toppan Printing Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	33,873	10,791	—	10,791
Toshiba Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(31,465)	3,155	—	3,155
Tosoh Corp.(M)	—	Goldman Sachs International	1/17/20	JPY	33,222	—	—	—
TOTAL SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	423	16,103	—	16,103
Toto Ltd.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(45,073)	13,409	—	13,409
Toyo Seikan Kaisha Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	20,429	(7,114)	—	(7,114)

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Toyo Suisan Kaisha Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	10,472	$(2,632)	$—	$(2,632)
Toyota Tsusho Corp. (M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	12,106	(1,284)	—	(1,284)
Transdigm Group, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(70)	(3,533)	—	(3,533)
Transocean Ltd.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(71)	(14,565)	—	(14,565)
TransUnion(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(105)	(332)	—	(332)
Travelers Companies, Inc.(M)	—	Goldman Sachs International	1/17/20		141	1,502	—	1,502
Treasury Wine Estates(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(281)	10,121	—	10,121
TreeHouse Foods, Inc.(M)	—	Goldman Sachs International	1/17/20		(177)	10,895	—	10,895
Trex Co., Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(431)	(20,677)	—	(20,677)
TRI Pointe Group, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		47	(349)	—	(349)
Trimble, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(44)	(1,156)	—	(1,156)
Trinity Industries, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(232)	(9,273)	—	(9,273)
TripAdvisor, Inc.(M)	—	Goldman Sachs International	1/17/20		303	16,167	—	16,167
Tsuruha Holdings, Inc.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(40,672)	(25,678)	—	(25,678)
Tui Group(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	30	(165)	—	(165)
Tupperware Brands Corp.(M)	—	Goldman Sachs International	1/17/20		16	2,160	—	2,160
Twilio, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(379)	2,905	—	2,905
Twitter, Inc.(M)	—	Goldman Sachs International	1/17/20		157	9,562	—	9,562

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Tyson Foods, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		405	$6,184	$—	$6,184
Ubiquiti Networks(M)	1 Day USOIS -30bps(M)	Goldman Sachs International	1/17/20		(122)	497	—	497
Ubisoft Entertainment SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(194)	(16,305)	—	(16,305)
UGI Corp.(M)	1 Day USOIS -25bps(M)	Goldman Sachs International	1/17/20		(243)	(3,822)	—	(3,822)
UMB Financial Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(58)	(1,101)	—	(1,101)
Umpqua Holdings Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(39)	(2,700)	—	(2,700)
Under Armer, Inc. (Class A)(M)	—	Goldman Sachs International	1/17/20		(43)	(5,222)	—	(5,222)
Unicharm Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(23,391)	(13,653)	—	(13,653)
Union Pac Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(629)	(34,618)	—	(34,618)
United Airlines Holdings, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		442	1,258	—	1,258
United Bankshares, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(157)	(5,355)	—	(5,355)
United Parcel Service, Inc.(M)	—	Goldman Sachs International	1/17/20		(350)	3,196	—	3,196
United Rentals Ord Shs(M)	—	Goldman Sachs International	1/17/20		(46)	(3,218)	—	(3,218)
United States Cellular Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		56	3,210	—	3,210
United States Steel Corp.(M)	1 Day USOIS -25bps(M)	Goldman Sachs International	1/17/20		(55)	8,347	—	8,347
United Technologies Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		211	5,098	—	5,098
United Therapeutics Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		241	(7,856)	—	(7,856)
United Utilities Group PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	326	43,441	—	43,441

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Univar, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(620)	$(13,852)	$—	$(13,852)
Universal Display Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(154)	(14,076)	—	(14,076)
Universal Health Services, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		309	(559)	—	(559)
Unum Group(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		131	(4,543)	—	(4,543)
Urban Outfitter, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		72	2,874	—	2,874
US Foods Holding Corp.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		97	4,173	—	4,173
Vail Resorts, Inc.(M)	—	Goldman Sachs International	1/17/20		(132)	(6,284)	—	(6,284)
Valaris PLC(M)	1 Day USOIS -467.00 bps(M)	Goldman Sachs International	1/17/20		(204)	(55,891)	—	(55,891)
Valeo SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(289)	38,528	—	38,528
Valero Energy Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		391	2,690	—	2,690
Valley National Bancorp(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(41)	(939)	—	(939)
Valmont Inds(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(30)	(1,617)	—	(1,617)
Valvoline, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(51)	1,850	—	1,850
Varian Medical Systems, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		26	559	—	559
Veolia Environnement SA(M)	1 Month EURIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	EUR	207	5,613	—	5,613
VeriSign, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		277	6,061	—	6,061
Verisk Analytics, Inc.(M)	—	Goldman Sachs International	1/17/20		21	303	—	303
Verizon Communications, Inc.(M)	—	Goldman Sachs International	1/17/20		457	2,919	—	2,919

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Vertex Pharmaceuticals, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		192	$(368)	$—	$(368)
VF Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		306	29,430	—	29,430
Viacom (Class B)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		55	4,742	—	4,742
ViaSat Inc(M)	—	Goldman Sachs International	1/17/20		(202)	(4,707)	—	(4,707)
Virtu Financial, Inc. (Class A)(M)	—	Goldman Sachs International	1/17/20		(113)	3,893	—	3,893
Vishay Intertechnology, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		302	24,814	—	24,814
Visteon Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(403)	22,673	—	22,673
Vitasoy International Holdings Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/17/20	HKD	(1,027)	1,305	—	1,305
Vivendi SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(234)	(9,678)	—	(9,678)
VMware, Inc. (Class A)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		320	5,060	—	5,060
Vodafone Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(296)	(6,457)	—	(6,457)
Voya Financial, Inc.(M)	—	Goldman Sachs International	1/17/20		52	2,465	—	2,465
Vulcan Materials Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(263)	(2,824)	—	(2,824)
W.R. Grace & Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(239)	(13,234)	—	(13,234)
W.W. Grainger, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(77)	(3,354)	—	(3,354)
Walgreens Boots Alliance, Inc.(M)	—	Goldman Sachs International	1/17/20		223	948	—	948
Wal-Mart Stores, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		407	(2,350)	—	(2,350)
Walt Disney Co.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		79	(380)	—	(380)

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Waste Connections, Inc.(M)	—	Goldman Sachs International	1/17/20		(75)	$(333)	$—	$(333)
Waste Management, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		54	1,062	—	1,062
Water Corp.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		19	604	—	604
Watsco, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(152)	(67)	—	(67)
Wayfair, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(358)	(10,624)	—	(10,624)
Webster Financial Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(55)	(3,974)	—	(3,974)
WEC Energy Group(M)	—	Goldman Sachs International	1/17/20		(53)	(708)	—	(708)
Weight Watchers International, Inc.(M)	—	Goldman Sachs International	1/17/20		(64)	1,429	—	1,429
Weir Group PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(114)	(4,622)	—	(4,622)
Welbilt, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(91)	4,586	—	4,586
Welcia Holdings Co., Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	(30,645)	(5,798)	—	(5,798)
Werner Enterprises, Inc.(M)	—	Goldman Sachs International	1/17/20		161	(2,001)	—	(2,001)
WESCO International, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		29	2,400	—	2,400
Wesfarmers Ltd.(M)	1 Month BBSW + 40 bps(M)	Goldman Sachs International	1/17/20	AUD	35	343	—	343
West Japan Railway Co.(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	9,469	(258)	—	(258)
West Pharmaceutical Services, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		30	1,159	—	1,159
Western Digital Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(377)	(121,030)	—	(121,030)
Western Union Co.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		26	(146)	—	(146)

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Westinghouse Air Brake Technologies Corp.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(450)	$(16,732)	$—	$(16,732)
WestRock Co.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		41	2,012	—	2,012
WH Group(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	1/17/20	HKD	2,326	2,619	—	2,619
WH Smith PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	107	7,333	—	7,333
Wharf Holdings Ltd. (The)(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/17/20	HKD	(1,140)	(13,997)	—	(13,997)
Wharf Real Estate Investment Co., Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/17/20	HKD	(1,595)	(21,140)	—	(21,140)
Whirlpool Corp.(M)	1 Month LIBOR +25 bps(M)	Goldman Sachs International	1/17/20		240	1,711	—	1,711
Whitbread PLC(M)	1 Day SONIA -25 bps(M)	Goldman Sachs International	1/17/20	GBP	(61)	(2,048)	—	(2,048)
William Hill PLC(M)	1 Month GBP LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	GBP	39	6,121	—	6,121
Williams Cos., Inc. (The)(M)	—	Goldman Sachs International	1/17/20		(531)	(29,812)	—	(29,812)
Williams-Sonoma, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		292	15,030	—	15,030
Willis Towers Watson PLC(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(157)	(6,913)	—	(6,913)
WiseTech Gglobal Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(88)	3,851	—	3,851
Woodward, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		422	(11,850)	—	(11,850)
Woolworths Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(68)	2,633	—	2,633
World Fuel Services Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		130	99	—	99
World Wrestling Entertainment, Inc. (Class A)(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(420)	(15,485)	—	(15,485)
Worldline SA(M)	1 Day EONIA -30 bps(M)	Goldman Sachs International	1/17/20	EUR	(201)	(20,854)	—	(20,854)

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
WorleyParsons Ltd.(M)	1 Day AUDOIS -40 bps(M)	Goldman Sachs International	1/17/20	AUD	(119)	$(1,552)	$—	$(1,552)
WPX Energy, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		(84)	(24,989)	—	(24,989)
Wynn Macau Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	1/17/20	HKD	343	5,236	—	5,236
Wynn Resorts Ltd.(M)	—	Goldman Sachs International	1/17/20		(83)	(12,770)	—	(12,770)
Xerox Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		405	(2,061)	—	(2,061)
Xilinx, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		165	12,102	—	12,102
Xinyi Glass Holdings Ltd.(M)	1 Day HONIX -40 bps(M)	Goldman Sachs International	1/17/20	HKD	(241)	(3,570)	—	(3,570)
XPO Logistics, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(500)	17,248	—	17,248
Xylem, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20		(21)	(936)	—	(936)
Yahoo Japan Corp.(M)	—	Goldman Sachs International	1/17/20	JPY	(2,714)	(5,566)	—	(5,566)
Yakult Honsha Co., Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	(14,329)	4,234	—	4,234
Yamada Denki Co., Ltd.(M)	1 Month JPY LIBOR + 32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	27,408	3,092	—	3,092
Yamaguchi Financial Group(M)	1 Month JPY LIBOR +32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	7,084	(2,201)	—	(2,201)
Yamato Holdings Co., Ltd.(M)	—	Goldman Sachs International	1/17/20	JPY	(30,020)	4,799	—	4,799
Yaskawa Electric Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(72,810)	(20,708)	—	(20,708)
Yelp, Inc.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20		38	1,992	—	1,992
Yokogawa Electric Corp.(M)	1 Day TONAT -32.5 bps(M)	Goldman Sachs International	1/17/20	JPY	(2,579)	658	—	658
Yue Yuen Industrial Holdings Ltd.(M)	1 Month HIBOR + 40 bps(M)	Goldman Sachs International	1/17/20	HKD	647	1,097	—	1,097

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
Yum! Brands, Inc.(M)	—	Goldman Sachs International	1/17/20	(31)	$(541)	$—	$(541)
Zayo Group Holdings, Inc.(M)	—	Goldman Sachs International	1/17/20	(976)	(11,111)	—	(11,111)
Zebra Technologies Corp.(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	71	460	—	460
Zendesk, Inc.(M)	—	Goldman Sachs International	1/17/20	(214)	(4,416)	—	(4,416)
Zillow Group, Inc.(M)	—	Goldman Sachs International	1/17/20	(335)	(42,348)	—	(42,348)
Zions Bancorporation NA(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20	(61)	(2,787)	—	(2,787)
Zoetis, Inc. (Class A)(M)	1 Month LIBOR + 25 bps(M)	Goldman Sachs International	1/17/20	148	13,555	—	13,555
Zscaler, Inc.(M)	—	Goldman Sachs International	1/17/20	(49)	823	—	823
Zynga, Inc.(M)	1 Day USOIS -25 bps(M)	Goldman Sachs International	1/17/20	(73)	474	—	474

					$(2,308,027)	$—	$(2,308,027)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$24,613	$(315,793)	$6,704,366	$(8,445,801)

Reverse repurchase agreements outstanding at December 31, 2019:

Broker	Interest Rate	Trade Date	Cost	Maturity Date	Value at December 31, 2019
BNP Paribas S.A.	1.070%	11/04/2019	$971,032	02/12/2020	$995,610
BNP Paribas S.A.	1.100%	11/04/2019	3,093,206	02/12/2020	3,171,500
HSBC Bank PLC	(0.350)%	10/30/2019	881,060	02/27/2020	888,505
Morgan Stanley & Co. International PLC	(0.300)%	11/08/2019	1,309,955	02/27/2020	1,333,252
Morgan Stanley & Co. International PLC	(0.300)%	11/08/2019	391,857	02/27/2020	398,826

			$6,647,110		$6,787,693

During the reporting period ended December 31, 2019, Academic Strategies held reverse repurchase agreements the entire period with an average value of $2,797,255 and a daily weighted average interest rate of 3.13%. In addition, Sovereign bonds with a combined market value of $6,651,213 have been segregated as collateral to cover the requirement for the reverse repurchase agreements outstanding at period end.

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$588,000	$1,769,764
Credit Suisse Securities (USA) LLC	1,841	4,198,871
Goldman Sachs & Co. LLC	10,461,451	9,390,062
Morgan Stanley & Co. LLC	1,967,000	—

Total	$13,018,292	$15,358,697

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$2,992,540,687	$—	$—
Common Stocks	286,360,133	157,744,795	66,196
Exchange-Traded Funds	121,090,471	—	—
Preferred Stocks	—	583,851	—
Rights	—	—	5,214
Asset-Backed Securities
Automobiles	—	2,816,188	—
Collateralized Loan Obligation	—	325,953	—
Consumer Loans	—	838,351	—
Home Equity Loans	—	13,664,106	—
Other	—	494,053	—
Residential Mortgage-Backed Securities	—	12,857,746	—
Student Loans	—	1,231,666	—
Bank Loans	—	3,195,960	36,284
Commercial Mortgage-Backed Securities	—	8,903,237	—
Convertible Bond	—	467	—
Corporate Bonds	—	254,959,907	34,336
Municipal Bonds	—	979,651	—
Residential Mortgage-Backed Securities	—	44,981,618	—
Sovereign Bonds	—	206,239,979	—
U.S. Government Agency Obligations	—	104,984,530	—
U.S. Treasury Obligations	—	566,567,470	—
Commercial Paper	—	1,122,321	—
Foreign Treasury Obligations	—	5,035,164	1,602
Repurchase Agreement	—	5,300,000	—
Unaffiliated Funds	143,457,962	—	—
Options Purchased	197,124	675,187	—

Total	$3,543,646,377	$1,393,502,200	$143,632

Liabilities
Common Stocks	$(120,096,661)	$(19,211,197)	$—
Preferred Stocks	—	(193,439)	—
Sovereign Bond	—	(3,676,780)	—
Options Written	(505,111)	(575,927)	—

Total	$(120,601,772)	$(23,657,343)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Liabilities (continued)
Other Financial Instruments*
Assets
Financial Futures Contracts	$6,508,997	$—	$—
Commodity Futures Contracts	3,526,742	—	—
OTC Forward Foreign Currency Exchange Contracts	—	13,088,484	—
Centrally Cleared Credit Default Swap Agreements	—	57,839	—
OTC Credit Default Swap Agreements	—	17,222	—
OTC Currency Swap Agreements	—	3,952	—
Centrally Cleared Inflation Swap Agreements	—	1,130,024	—
OTC Inflation Swap Agreements	—	149,375	—
Centrally Cleared Interest Rate Swap Agreements	—	4,222,487	—
OTC Interest Rate Swap Agreements	—	475,688	—
OTC Total Return Swap Agreements	—	5,933,864	—

Total	$10,035,739	$25,078,935	$—

Liabilities
Forward Commitment Contract	$—	$(103,681)	$—
Financial Futures Contracts	(7,158,366)	—	—
Commodity Futures Contracts	(299,691)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(16,412,334)	—
Centrally Cleared Credit Default Swap Agreements	—	(921,793)	—
OTC Credit Default Swap Agreements	—	(249,678)	—
OTC Currency Swap Agreements	—	(2,767)	—
Centrally Cleared Inflation Swap Agreements	—	(379,641)	—
OTC Inflation Swap Agreement	—	(86,696)	—
Centrally Cleared Interest Rate Swap Agreements	—	(6,136,780)	—
OTC Interest Rate Swap Agreements	—	(31,684)	—
OTC Total Return Swap Agreements	—	(8,241,891)	—

Total	$(7,458,057)	$(32,566,945)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (2.0% represents investments purchased with collateral from securities on loan)	64.2%
U.S. Treasury Obligations	12.1
Sovereign Bonds	4.4
Unaffiliated Funds	3.1
Exchange-Traded Funds	2.6
U.S. Government Agency Obligations	2.2
Banks	2.1
Electric Utilities	1.8
Residential Mortgage-Backed Securities	1.3
Oil, Gas & Consumable Fuels	0.9
Construction & Engineering	0.7
Multi-Utilities	0.6
Transportation Infrastructure	0.6
Oil & Gas	0.6
Road & Rail	0.5

Equity Real Estate Investment Trusts (REITs)	0.4%
Commercial Services & Supplies	0.4
Diversified Financial Services	0.4
Electric	0.4
Software	0.4
Home Equity Loans	0.3
Diversified Telecommunication Services	0.3
Water Utilities	0.3
Telecommunications	0.3
Pharmaceuticals	0.3
Pipelines	0.2
Insurance	0.2
Commercial Mortgage-Backed Securities	0.2
Chemicals	0.2
Media	0.2
Commercial Services	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (con’t):

Health Care Equipment & Supplies	0.1%
Auto Manufacturers	0.1
Biotechnology	0.1
Foods	0.1
Machinery	0.1
IT Services	0.1
Repurchase Agreement	0.1
Gas Utilities	0.1
Trucking & Leasing	0.1
Foreign Treasury Obligations	0.1
Semiconductors & Semiconductor Equipment	0.1
Aerospace & Defense	0.1
Automobiles	0.1
Electronic Equipment, Instruments & Components	0.1
Real Estate Management & Development	0.1
Agriculture	0.1
Computers	0.1
Mining	0.1
Real Estate	0.1
Independent Power & Renewable Electricity Producers	0.1
Food Products	0.1
Professional Services	0.1
Health Care Providers & Services	0.1
Household Durables	0.1
Metals & Mining	0.1
Specialty Retail	0.1
Trading Companies & Distributors	0.1
Retail	0.1
Real Estate Investment Trusts (REITs)	0.1
Capital Markets	0.1
Life Sciences Tools & Services	0.1
Building Products	0.1
Multi-National	0.1
Hotels, Restaurants & Leisure	0.1
Internet	0.1
Commercial Paper	0.1
Airlines	0.0	*
Lodging	0.0	*
Beverages	0.0	*
Healthcare-Products	0.0	*
Internet & Direct Marketing Retail	0.0	*
Food & Staples Retailing	0.0	*
Technology Hardware, Storage & Peripherals	0.0	*
Construction Materials	0.0	*
Interactive Media & Services	0.0	*
Electrical Equipment	0.0	*
Building Materials	0.0	*
Health Care Technology	0.0	*
Miscellaneous Manufacturing	0.0	*
Textiles, Apparel & Luxury Goods	0.0	*
Student Loans	0.0	*
Diversified Consumer Services	0.0	*
Healthcare-Services	0.0	*
Personal Products	0.0	*
Consumer Finance	0.0	*
Savings & Loans	0.0	*
Industrial Conglomerates	0.0	*
Entertainment	0.0	*

Municipal Bonds	0.0	*%
Communications Equipment	0.0	*
Wireless Telecommunication Services	0.0	*
Transportation	0.0	*
Options Purchased	0.0	*
Consumer Loans	0.0	*
Distributors	0.0	*
Semiconductors	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Household Products	0.0	*
Iron/Steel	0.0	*
Energy Equipment & Services	0.0	*
Machinery-Diversified	0.0	*
Auto Components	0.0	*
Gas	0.0	*
Other	0.0	*
Auto Parts & Equipment	0.0	*
Containers & Packaging	0.0	*
Forest Products & Paper	0.0	*
Engineering & Construction	0.0	*
Air Freight & Logistics	0.0	*
Household Products/Wares	0.0	*
Machinery-Construction & Mining	0.0	*
Thrifts & Mortgage Finance	0.0	*
Packaging & Containers	0.0	*
Collateralized Loan Obligation	0.0	*
Multiline Retail	0.0	*
Leisure Products	0.0	*
Private Equity	0.0	*
Paper & Forest Products	0.0	*
Tobacco	0.0	*
Food Service	0.0	*
Leisure Time	0.0	*
Investment Companies	0.0	*
Oil & Gas Services	0.0	*
Options Written	(0.0	)*
Securities Sold Short
Airlines	(0.0	)*
Diversified Financial Services	(0.0	)*
Construction Materials	(0.0	)*
Water Utilities	(0.0	)*
Air Freight & Logistics	(0.0	)*
Diversified Consumer Services	(0.0	)*
Transportation Infrastructure	(0.0	)*
Industrial Conglomerates	(0.0	)*
Wireless Telecommunication Services	(0.0	)*
Tobacco	(0.0	)*
Multiline Retail	(0.0	)*
Real Estate Management & Development	(0.0	)*
Consumer Finance	(0.0	)*
Household Products	(0.0	)*
Food & Staples Retailing	(0.0	)*
Gas Utilities	(0.0	)*
Leisure Products	(0.0	)*
Beverages	(0.0	)*
Automobiles	(0.0	)*
Independent Power & Renewable Electricity Producers	(0.0	)*
Textiles, Apparel & Luxury Goods	(0.0	)*

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (con’t):

Personal Products	(0.0	)*%
Paper & Forest Products	(0.0	)*
Road & Rail	(0.0	)*
Energy Equipment & Services	(0.0	)*
Interactive Media & Services	(0.0	)*
Mortgage Real Estate Investment Trusts (REITs)	(0.0	)*
Diversified Telecommunication Services	(0.0	)*
Communications Equipment	(0.0	)*
Technology Hardware, Storage & Peripherals	(0.0	)*
Thrifts & Mortgage Finance	(0.0	)*
Construction & Engineering	(0.0	)*
Marine	(0.0	)*
Auto Components	(0.0	)*
Electrical Equipment	(0.0	)*
Containers & Packaging	(0.0	)*
Health Care Technology	(0.0	)*
Household Durables	(0.0	)*
Food Products	(0.0	)*
Electric Utilities	(0.0	)*
Entertainment	(0.0	)*
Commercial Services & Supplies	(0.1)
Internet & Direct Marketing Retail	(0.1)
Building Products	(0.1)
Pharmaceuticals	(0.1)
Insurance	(0.1)
Professional Services	(0.1)
Life Sciences Tools & Services	(0.1)
Trading Companies & Distributors	(0.1)

Multi-Utilities	(0.1)%
Media	(0.1)
Hotels, Restaurants & Leisure	(0.1)
Health Care Providers & Services	(0.1)
Semiconductors & Semiconductor Equipment	(0.1)
Specialty Retail	(0.1)
Metals & Mining	(0.1)
Sovereign Bond	(0.1)
Aerospace & Defense	(0.1)
Electronic Equipment, Instruments & Components	(0.1)
Capital Markets	(0.1)
Oil, Gas & Consumable Fuels	(0.1)
Health Care Equipment & Supplies	(0.1)
IT Services	(0.1)
Equity Real Estate Investment Trusts (REITs)	(0.1)
Banks	(0.1)
Chemicals	(0.1)
Machinery	(0.2)
Biotechnology	(0.2)
Software	(0.2)

102.8
Liabilities in excess of other assets	(2.8)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity contracts risk, credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker — variation margin futures	$3,526,742	*	Due from/to broker — variation margin futures	$299,691	*
Credit contracts	Due from/to broker — variation margin swaps	57,839	*	Due from/to broker — variation margin swaps	921,793	*
Credit contracts	Premiums paid for OTC swap agreements	21,933		Premiums received for OTC swap agreements	314,201
Credit contracts	Unaffiliated investments	1,360		Options written outstanding, at value	22,454
Credit contracts	Unrealized appreciation on OTC swap agreements	141,710		Unrealized depreciation on OTC swap agreements	81,898
Equity contracts	Due from/to broker — variation margin futures	2,341,980	*	Due from/to broker — variation margin futures	1,028,147	*
Equity contracts	Unaffiliated investments	5,214		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	5,271,191		Unrealized depreciation on OTC swap agreements	7,556,923

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Due from/to broker — variation margin futures	$136,726	*	Due from/to broker — variation margin futures	$53,739	*
Foreign exchange contracts	Unaffiliated investments	401,116		Options written outstanding, at value	162,275
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	13,088,484		Unrealized depreciation on OTC forward foreign currency exchange contracts	16,412,334
Interest rate contracts	Due from/to broker — variation margin futures	4,030,291	*	Due from/to broker — variation margin futures	6,076,480	*
Interest rate contracts	Due from/to broker — variation margin swaps	5,352,511	*	Due from/to broker — variation margin swaps	6,516,421	*
Interest rate contracts	Premiums paid for OTC swap agreements	2,680		Premiums received for OTC swap agreements	1,592
Interest rate contracts	Unaffiliated investments	469,835		Options written outstanding, at value	896,309
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,291,465		Unrealized depreciation on OTC swap agreements	806,980

		$36,141,077			$41,151,237

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$(4,983,281)	$—	$—
Credit contracts	—	(59,776)	126,949	—	—	(649,809)
Equity contracts	(349)	—	—	26,518,247	—	(6,388,479)
Foreign exchange contracts	—	(1,016,934)	1,029,088	564,452	5,999,544	—
Interest rate contracts	—	(1,410,948)	6,109,064	9,659,143	—	(3,862,977)

Total	$(349)	$(2,487,658)	$7,265,101	$31,758,561	$5,999,544	$(10,901,265)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Commodity contracts	$—	$—	$—	$10,135,451	$—	$—
Credit contracts	—	26,013	21,949	—	—	(2,247,180)
Equity contracts	532	—	—	5,435,873	—	(4,138,114)
Foreign exchange contracts	—	(121,676)	(5,547)	(120,152)	(3,009,941)	—
Interest rate contracts	—	(272,616)	873,533	(3,885,063)	—	(3,413,472)

Total	$532	$(368,279)	$889,935	$11,566,109	$(3,009,941)	$(9,798,766)

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$994,033	$131,936,394	$1,498,946,104	$725,575,888	$793,234,822

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$925,587,306	$3,309,508	$869,098,920	$80,086,676

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements
$22,982,304	$22,149,393	$310,781,304	$72,032,037

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	N/A	$91,106,389	$(91,106,389)	$—
Securities Sold Short	Credit Suisse First Boston Corp.	(112,804,266)	111,633,119	(1,171,147)
Securities Sold Short	JPMorgan Chase Bank, N.A.	(26,697,031)	26,697,031	—
Securities Sold Short	Royal Bank of Canada	(3,676,780)	—	(3,676,780)
Repurchase Agreements	The Bank of Nova Scotia - Toronto	5,300,000	(5,300,000)	—
Reverse Repurchase Agreements	BNP Paribas S.A.	(4,167,110)	4,057,063	(110,047)
Reverse Repurchase Agreements	HSBC Bank PLC	(888,505)	888,505	—
Reverse Repurchase Agreements	Morgan Stanley & Co. International PLC	(1,732,078)	1,683,087	(48,991)

		$(53,559,381)

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.(3-a)	$80,318	$(68,154)	$12,164	$—	$12,164
Bank of America, N.A.(3-b)	123,931	(237,035)	(113,104)	104,440	(8,664)
Bank of America, N.A.(5-a)	6,785	(82,704)	(75,919)	60,000	(15,919)
Bank of America, N.A.(5-b)	75,305	—	75,305	—	75,305
Bank of America, N.A.(8)	—	(216)	(216)	—	(216)
Bank of America, N.A.(9)	—	(990,863)	(990,863)	979,382	(11,481)
Barclays Bank PLC(3-a)	27,878	(205,377)	(177,499)	177,499	—
Barclays Bank PLC(3-b)	45,474	(49,800)	(4,326)	—	(4,326)

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Barclays Bank PLC(5-a)	$34,405	$(25,573)	$8,832	$—	$8,832
Barclays Bank PLC(5-b)	199,844	(387,818)	(187,974)	100,000	(87,974)
Barclays Bank PLC(6)	3,425,705	(6,074,559)	(2,648,854)	2,648,854	—
Barclays Bank PLC(8)	270	(16,233)	(15,963)	—	(15,963)
Barclays Capital(5-a)	4,218	(24,548)	(20,330)	20,000	(330)
Barclays Capital(5-b)	107,022	(107,432)	(410)	—	(410)
BNP Paribas S.A.(3-a)	225,689	(432,211)	(206,522)	—	(206,522)
BNP Paribas S.A.(3-b)	—	(94,636)	(94,636)	—	(94,636)
BNP Paribas S.A.(5-b)	91,093	(136,703)	(45,610)	—	(45,610)
BNP Paribas S.A.(8)	150,386	(24,963)	125,423	(80,000)	45,423
Citibank, London(3-a)	—	(929)	(929)	—	(929)
Citibank, N.A.(3-a)	135,589	(325,534)	(189,945)	160,069	(29,876)
Citibank, N.A.(3-b)	19,076	(227,827)	(208,751)	—	(208,751)
Citibank, N.A.(4)	1,087,085	(1,523,880)	(436,795)	436,795	—
Citibank, N.A.(5-b)	564,820	(579,782)	(14,962)	—	(14,962)
Citibank, N.A.(8)	—	(5,213)	(5,213)	—	(5,213)
Commonwealth Bank of Australia(8)	—	(1,034)	(1,034)	—	(1,034)
Credit Suisse International(3-a)	108,085	(110,116)	(2,031)	—	(2,031)
Credit Suisse International(3-b)	33,297	—	33,297	—	33,297
Deutsche Bank AG(3-a)	139,777	(79,419)	60,358	(20,000)	40,358
Deutsche Bank AG(3-b)	45,088	(122,528)	(77,440)	—	(77,440)
Deutsche Bank AG, London(3-a)	—	(117)	(117)	—	(117)
Deutsche Bank AG, London(3-b)	—	(112)	(112)	—	(112)
Goldman Sachs Bank USA(3-a)	352,012	(957,055)	(605,043)	331,435	(273,608)
Goldman Sachs Bank USA(3-b)	181,547	(93,194)	88,353	—	88,353
Goldman Sachs Bank USA(5-b)	144,777	(47,743)	97,034	(97,034)	—
Goldman Sachs International(3-a)	34,540	(103,027)	(68,487)	—	(68,487)
Goldman Sachs International(3-b)	81,358	(71,901)	9,457	—	9,457
Goldman Sachs International(4)	4,605,154	(5,960,124)	(1,354,970)	1,354,970	—
Goldman Sachs International(5-b)	25,312	(15,400)	9,912	—	9,912
Goldman Sachs International(8)	46,633	(12,045)	34,588	—	34,588
HSBC Bank USA, N.A.(3-a)	135,756	(229,075)	(93,319)	—	(93,319)
HSBC Bank USA, N.A.(3-b)	22,929	(46,707)	(23,778)	—	(23,778)
JPMorgan Chase Bank, London(3-a)	—	(256)	(256)	—	(256)
JPMorgan Chase Bank, London(3-b)	—	(256)	(256)	—	(256)
JPMorgan Chase Bank, N.A.(3-a)	114,209	(39,932)	74,277	(74,277)	—
JPMorgan Chase Bank, N.A.(3-b)	76,989	(63,583)	13,406	—	13,406
JPMorgan Chase Bank, N.A.(5-a)	44,611	(151,212)	(106,601)	60,000	(46,601)
JPMorgan Chase Bank, N.A.(5-b)	263,884	(298,183)	(34,299)	—	(34,299)
JPMorgan Chase Bank, N.A.(8)	520,076	(589,291)	(69,215)	69,215	—
Merrill Lynch International(3-a)	—	(806)	(806)	—	(806)
Merrill Lynch International(3-b)	—	(1,211)	(1,211)	—	(1,211)
Merrill Lynch International(4)	662,673	(533,306)	129,367	(40,000)	89,367
Morgan Stanley & Co. International PLC(3-a)	214,875	(47,380)	167,495	(150,000)	17,495
Morgan Stanley & Co. International PLC(3-b)	33,847	—	33,847	—	33,847
Morgan Stanley & Co. International PLC(6)	5,562,774	(3,756,435)	1,806,339	(1,806,339)	—
Morgan Stanley Capital Services LLC(3-a)	120,256	(120,535)	(279)	279	—
Natwest Markets PLC(3-a)	80,183	(28,064)	52,119	(40,000)	12,119
Natwest Markets PLC(3-b)	107,870	(23,970)	83,900	—	83,900
Standard Chartered Bank, London(3-a)	84,577	(27,209)	57,368	—	57,368
Standard Chartered Bank, London(3-b)	7,538	—	7,538	—	7,538
The Bank of New York Mellon(8)	—	(712)	(712)	—	(712)

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
UBS AG(3-a)	$4,747	$(230,322)	$(225,575)	$186,889	$(38,686)
UBS AG(7)	181,145	(309,649)	(128,504)	128,504	—
UBS AG(8)	51,238	(55,956)	(4,718)	—	(4,718)

	$20,492,650	$(25,749,855)	$(5,257,205)	$4,510,681	$(746,524)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.
(3-a)	PIMCO International Hedge managed sleeve
(3-b)	PIMCO Real Return managed sleeve
(4)	AQR managed sleeve
(5-a)	Western Asset Management (Emerging Markets) managed sleeve
(5-b)	Western Asset Management (Macro Opportunities) managed sleeve
(6)	First Quadrant managed sleeve
(7)	Alpha Simplex managed sleeve
(8)	Morgan Stanley managed sleeve
(9)	QMA managed sleeve

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $91,106,389:
Affiliated investments (cost $2,259,398,590)	$2,992,540,687
Unaffiliated investments (cost $1,850,248,008)	1,944,751,522
Cash segregated for counterparty—OTC	15,440,000
Foreign currency, at value (cost $9,248,512)	9,317,283
Cash	27,987
Receivable for investments sold	205,457,292
Deposit with broker for securities sold short	139,837,291
Unrealized appreciation on OTC forward foreign currency exchange contracts	13,088,484
Deposit with broker for centrally cleared/exchange-traded derivatives	13,018,292
Due from broker—variation margin futures	11,838,402
Dividends and interest receivable	8,109,881
Unrealized appreciation on OTC swap agreements	6,704,366
Due from broker—variation margin swaps	1,089,415
Tax reclaim receivable	856,942
Premiums paid for OTC swap agreements	24,613
Receivable from affiliate	3,279
Prepaid expenses and other assets	14,609

Total Assets	5,362,120,345

LIABILITIES
Payable for investments purchased	422,203,892
Securities sold short, at value (proceeds received $129,075,003)	143,178,077
Payable to broker for collateral for securities on loan	92,924,768
Unrealized depreciation on OTC forward foreign currency exchange contracts	16,412,334
Unrealized depreciation on OTC swap agreements	8,445,801
Reverse repurchase agreements	6,787,693
Cash segregated from counterparty—OTC	3,550,000
Payable for Portfolio shares repurchased	1,398,696
Management fee payable	1,291,291
Accrued expenses and other liabilities	1,200,340
Options written outstanding, at value (proceeds received $1,829,545)	1,081,038
Payable to affiliate	604,686
Due to broker—variation margin futures	338,849
Premiums received for OTC swap agreements	315,793
Dividends payable on securities sold short	175,426
Forward commitment contracts, at value (proceeds receivable $103,578)	103,681
Distribution fee payable	86,189
Affiliated transfer agent fee payable	357

Total Liabilities	700,098,911

NET ASSETS	$4,662,021,434

Net assets were comprised of:
Partners’ Equity	$4,662,021,434

Net asset value and redemption price per share, $4,662,021,434 / 289,216,727 outstanding shares of beneficial interest	$16.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $49,101 foreign withholding tax)	$40,939,815
Unaffiliated dividend income (net of $1,047,253 foreign withholding tax, of which $224,055 is reimbursable by an affiliate)	14,542,519
Affiliated dividend income	7,965,997
Income from securities lending, net (including affiliated income of $259,925)	262,869

Total income	63,711,200

EXPENSES
Management fee	28,564,072
Distribution fee	5,133,075
Dividends on securities sold short	1,713,575
Custodian and accounting fees	1,217,620
Audit fee	111,510
Interest expense on borrowed bonds-short and reverse repurchase agreements	88,729
Trustees’ fees	59,860
Shareholders’ reports	47,161
Broker fees and expenses on short sales	39,485
Legal fees and expenses	26,767
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,009
Miscellaneous	101,696

Total expenses	37,110,559
Less: Fee waiver and/or expense reimbursement	(515,487)

Net expenses	36,595,072

NET INVESTMENT INCOME (LOSS)	27,116,128

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $130,816,809)	167,358,698
Futures transactions	31,758,561
Forward and cross currency contract transactions	5,999,544
Options written transactions	7,265,101
Short sales transactions	(10,563,462)
Swap agreements transactions	(10,901,265)
Foreign currency transactions	(9,000,886)

181,916,291

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $336,216,871)	462,095,412
Futures	11,566,109
Forward and cross currency contracts	(3,009,941)
Options written	889,935
Short sales	(23,273,178)
Swap agreements	(9,798,766)
Foreign currencies	72,328

438,541,899

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	620,458,190

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$647,574,318

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$27,116,128	$22,974,698
Net realized gain (loss) on investment and foreign currency transactions	181,916,291	294,651,930
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	438,541,899	(717,211,573)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	647,574,318	(399,584,945)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [36,295,000 and 6,692,785 shares, respectively]	537,258,780	96,667,387
Portfolio shares repurchased [26,615,615 and 105,793,471 shares, respectively]	(405,044,036)	(1,540,995,083)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	132,214,744	(1,444,327,696)

CAPITAL CONTRIBUTIONS	14,793	332,927

TOTAL INCREASE (DECREASE)	779,803,855	(1,843,579,714)
NET ASSETS:
Beginning of year	3,882,217,579	5,725,797,293

End of year	$4,662,021,434	$3,882,217,579

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST AQR LARGE-CAP PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 97.1%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 2.0%
General Dynamics Corp.	15,360	$2,708,736
Huntington Ingalls Industries, Inc.	35,424	8,887,173
Lockheed Martin Corp.	17,044	6,636,593
Northrop Grumman Corp.	47,832	16,452,773
Raytheon Co.	26,183	5,753,453
Textron, Inc.	33,709	1,503,421

		41,942,149

Airlines — 2.7%
Alaska Air Group, Inc.(a)	9,926	672,486
Delta Air Lines, Inc.	432,024	25,264,764
Southwest Airlines Co.	126,524	6,829,766
United Airlines Holdings, Inc.*	262,423	23,116,842

		55,883,858

Automobiles — 0.3%
General Motors Co.	202,910	7,426,506

Banks — 5.1%
Citigroup, Inc.	54,626	4,364,071
Citizens Financial Group, Inc.	469,838	19,080,121
Comerica, Inc.	169,929	12,192,406
Fifth Third Bancorp	495,093	15,219,159
JPMorgan Chase & Co.	55,291	7,707,565
KeyCorp.	196,332	3,973,760
M&T Bank Corp.	2,789	473,433
PNC Financial Services Group, Inc. (The)	22,656	3,616,577
Wells Fargo & Co.	768,235	41,331,043

		107,958,135

Beverages — 1.4%
Monster Beverage Corp.*	142,245	9,039,670
PepsiCo, Inc.	148,658	20,317,089

		29,356,759

Biotechnology — 1.7%
Biogen, Inc.*	74,045	21,971,373
Gilead Sciences, Inc.	197,752	12,849,925
Incyte Corp.*	4,175	364,561

		35,185,859

Building Products — 0.8%
Masco Corp.	348,027	16,701,816

Capital Markets — 0.5%
Moody’s Corp.	18,556	4,405,380
S&P Global, Inc.	19,314	5,273,688

		9,679,068

Chemicals — 0.2%
DuPont de Nemours, Inc.	56,486	3,626,401
Eastman Chemical Co.	11,909	943,907
LyondellBasell Industries NV (Class A Stock)	4,750	448,780

		5,019,088

Commercial Services & Supplies — 0.2%
Waste Management, Inc.	46,383	5,285,807

COMMON STOCKS (continued)	Shares	Value
Communications Equipment — 1.6%
Cisco Systems, Inc.	653,154	$31,325,266
F5 Networks, Inc.*	19,383	2,706,836

		34,032,102

Consumer Finance — 2.5%
Capital One Financial Corp.	23,608	2,429,499
Discover Financial Services	270,465	22,940,841
Synchrony Financial	749,362	26,984,526

		52,354,866

Distributors — 0.0%
LKQ Corp.*	30,178	1,077,355

Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc. (Class B Stock)*	150,554	34,100,481

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	212,261	8,295,160
Verizon Communications, Inc.	161,339	9,906,214

		18,201,374

Electric Utilities — 3.5%
American Electric Power Co., Inc.	186,328	17,609,859
Entergy Corp.	24,413	2,924,677
Exelon Corp.	636,126	29,000,984
FirstEnergy Corp.	38,313	1,862,012
Pinnacle West Capital Corp.	252,135	22,674,501

		74,072,033

Electrical Equipment — 0.6%
Eaton Corp. PLC	139,393	13,203,305

Electronic Equipment, Instruments & Components — 0.1%
TE Connectivity Ltd.	22,747	2,180,072

Entertainment — 1.2%
Electronic Arts, Inc.*	225,856	24,281,779

Equity Real Estate Investment Trusts (REITs) — 3.3%
American Tower Corp.	87,490	20,106,952
Crown Castle International Corp.	96,782	13,757,561
Equinix, Inc.	13,983	8,161,877
Prologis, Inc.	92,700	8,263,278
Public Storage	39,979	8,513,928
Simon Property Group, Inc.(a)	69,516	10,355,103

		69,158,699

Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	3,088	907,625
Walmart, Inc.	110,585	13,141,921

		14,049,546

Food Products — 1.3%
Hershey Co. (The)	7,625	1,120,722
Tyson Foods, Inc. (Class A Stock)	299,847	27,298,071

		28,418,793

Health Care Equipment & Supplies — 0.1%
Edwards Lifesciences Corp.*	10,968	2,558,725

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services — 4.3%
Anthem, Inc.	18,578	$5,611,113
HCA Healthcare, Inc.	109,311	16,157,259
Humana, Inc.	69,850	25,601,422
McKesson Corp.	171,366	23,703,345
UnitedHealth Group, Inc.	56,649	16,653,673
Universal Health Services, Inc. (Class B Stock)	21,127	3,030,880

		90,757,692

Hotels, Restaurants & Leisure — 2.0%
Norwegian Cruise Line Holdings Ltd.*	244,740	14,295,263
Starbucks Corp.	315,743	27,760,125

		42,055,388

Household Durables — 1.0%
D.R. Horton, Inc.	79,084	4,171,681
Garmin Ltd.	34,965	3,411,186
PulteGroup, Inc.	323,174	12,539,151

		20,122,018

Household Products — 2.1%
Colgate-Palmolive Co.	309,491	21,305,360
Kimberly-Clark Corp.	18,580	2,555,679
Procter & Gamble Co. (The)	156,149	19,503,010

		43,364,049

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp.	86,073	1,712,853

Industrial Conglomerates — 0.6%
Honeywell International, Inc.	74,701	13,222,077

Insurance — 4.3%
Aflac, Inc.	174,149	9,212,482
Allstate Corp. (The)	251,595	28,291,858
Everest Re Group Ltd.	34,417	9,528,002
Lincoln National Corp.	48,483	2,860,982
MetLife, Inc.	557,606	28,421,178
Travelers Cos., Inc. (The)	50,560	6,924,192
Unum Group	199,440	5,815,670

		91,054,364

Interactive Media & Services — 3.3%
Alphabet, Inc. (Class A Stock)*	4,800	6,429,072
Alphabet, Inc. (Class C Stock)*	23,661	31,635,230
Facebook, Inc. (Class A Stock)*	148,883	30,558,236

		68,622,538

Internet & Direct Marketing Retail — 3.0%
Amazon.com, Inc.*	17,964	33,194,598
Booking Holdings, Inc.*(a)	1,669	3,427,675
eBay, Inc.	757,890	27,367,408

		63,989,681

IT Services — 5.5%
Accenture PLC (Class A Stock)	3,567	751,103
Akamai Technologies, Inc.*	273,275	23,605,495
Alliance Data Systems Corp.	16,721	1,876,096
Cognizant Technology Solutions Corp. (Class A Stock)	342,055	21,214,251

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
International Business Machines Corp.	76,206	$10,214,652
Leidos Holdings, Inc.	47,488	4,648,600
Mastercard, Inc. (Class A Stock)	137,729	41,124,502
VeriSign, Inc.*	63,449	12,225,354

		115,660,053

Life Sciences Tools & Services — 0.2%
IQVIA Holdings, Inc.*	26,717	4,128,044

Machinery — 1.1%
Caterpillar, Inc.	18,387	2,715,392
Cummins, Inc.	116,769	20,896,980

		23,612,372

Media — 1.6%
Comcast Corp. (Class A Stock)	539,212	24,248,364
ViacomCBS, Inc. (Class B Stock)	201,083	8,439,453

		32,687,817

Multiline Retail — 2.3%
Kohl’s Corp.(a)	369,348	18,818,281
Target Corp.	234,458	30,059,860

		48,878,141

Multi-Utilities — 0.4%
DTE Energy Co.	12,681	1,646,881
Public Service Enterprise Group, Inc.	118,734	7,011,243

		8,658,124

Oil, Gas & Consumable Fuels — 0.0%
HollyFrontier Corp.	8,004	405,883

Pharmaceuticals — 6.6%
Allergan PLC	28,350	5,419,669
Bristol-Myers Squibb Co.	67,417	4,327,497
Eli Lilly & Co.	67,955	8,931,326
Johnson & Johnson	281,658	41,085,452
Merck & Co., Inc.	425,390	38,689,220
Mylan NV*	458,777	9,221,418
Pfizer, Inc.	688,203	26,963,794
Zoetis, Inc.	26,296	3,480,276

		138,118,652

Professional Services — 0.7%
Robert Half International, Inc.	217,573	13,739,735

Semiconductors & Semiconductor Equipment — 7.1%
Applied Materials, Inc.	487,913	29,782,210
Intel Corp.	335,250	20,064,712
Lam Research Corp.	68,042	19,895,481
Micron Technology, Inc.*	376,809	20,264,788
Qorvo, Inc.*	91,239	10,604,709
QUALCOMM, Inc.	369,823	32,629,483
Skyworks Solutions, Inc.(a)	67,824	8,198,565
Xilinx, Inc.	71,164	6,957,704

		148,397,652

Software — 6.4%
Adobe, Inc.*	52,065	17,171,558
Cadence Design Systems, Inc.*	93,200	6,464,352

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Intuit, Inc.	69,775	$18,276,166
Microsoft Corp.	421,489	66,468,815
Oracle Corp.	350,033	18,544,748
ServiceNow, Inc.*	14,055	3,968,008
Synopsys, Inc.*	26,707	3,717,614

		134,611,261

Specialty Retail — 4.0%
AutoZone, Inc.*	12,910	15,379,812
Best Buy Co., Inc.	305,003	26,779,263
Home Depot, Inc. (The)	111,772	24,408,769
TJX Cos., Inc. (The)	77,074	4,706,139
Tractor Supply Co.	133,327	12,458,075

		83,732,058

Technology Hardware, Storage & Peripherals — 5.3%
Apple, Inc.	271,491	79,723,332
Hewlett Packard Enterprise Co.	294,548	4,671,532
HP, Inc.	186,880	3,840,384
Seagate Technology PLC	72,622	4,321,009
Xerox Holdings Corp.	522,037	19,247,504

		111,803,761

Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc. (Class B Stock)	2,588	262,190
PVH Corp.	12,764	1,342,135
Ralph Lauren Corp.	129,768	15,211,405

		16,815,730

Tobacco — 1.8%
Altria Group, Inc.	368,755	18,404,562
Philip Morris International, Inc.	226,035	19,233,318

		37,637,880

Trading Companies & Distributors — 0.3%
United Rentals, Inc.*	41,732	6,959,646

TOTAL LONG-TERM INVESTMENTS (cost $1,745,157,903)		2,042,875,644

SHORT-TERM INVESTMENTS — 4.4%
	Shares	Value

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	56,912,635	$56,912,635
PGIM Institutional Money Market Fund (cost $34,856,567; includes $34,803,644 of cash collateral for securities on loan)(b)(w)	34,852,832	34,859,803

TOTAL SHORT-TERM INVESTMENTS (cost $91,769,202)		91,772,438

TOTAL INVESTMENTS — 101.5% (cost $1,836,927,105)		2,134,648,082
Liabilities in excess of other assets(z) — (1.5)%		(31,119,167)

NET ASSETS — 100.0%		$2,103,528,915

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $34,142,883; cash collateral of $34,803,644 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
311	S&P 500 E-Mini Index	Mar. 2020	$50,243,605	$818,610

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$1,959,300	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$41,942,149	$—	$—
Airlines	55,883,858	—	—
Automobiles	7,426,506	—	—
Banks	107,958,135	—	—
Beverages	29,356,759	—	—
Biotechnology	35,185,859	—	—
Building Products	16,701,816	—	—
Capital Markets	9,679,068	—	—
Chemicals	5,019,088	—	—
Commercial Services & Supplies	5,285,807	—	—
Communications Equipment	34,032,102	—	—
Consumer Finance	52,354,866	—	—
Distributors	1,077,355	—	—
Diversified Financial Services	34,100,481	—	—
Diversified Telecommunication Services	18,201,374	—	—
Electric Utilities	74,072,033	—	—
Electrical Equipment	13,203,305	—	—
Electronic Equipment, Instruments & Components	2,180,072	—	—
Entertainment	24,281,779	—	—
Equity Real Estate Investment Trusts (REITs)	69,158,699	—	—
Food & Staples Retailing	14,049,546	—	—
Food Products	28,418,793	—	—
Health Care Equipment & Supplies	2,558,725	—	—
Health Care Providers & Services	90,757,692	—	—
Hotels, Restaurants & Leisure	42,055,388	—	—
Household Durables	20,122,018	—	—
Household Products	43,364,049	—	—
Independent Power & Renewable Electricity Producers	1,712,853	—	—
Industrial Conglomerates	13,222,077	—	—
Insurance	91,054,364	—	—
Interactive Media & Services	68,622,538	—	—
Internet & Direct Marketing Retail	63,989,681	—	—
IT Services	115,660,053	—	—
Life Sciences Tools & Services	4,128,044	—	—
Machinery	23,612,372	—	—
Media	32,687,817	—	—
Multiline Retail	48,878,141	—	—
Multi-Utilities	8,658,124	—	—
Oil, Gas & Consumable Fuels	405,883	—	—
Pharmaceuticals	138,118,652	—	—
Professional Services	13,739,735	—	—
Semiconductors & Semiconductor Equipment	148,397,652	—	—
Software	134,611,261	—	—
Specialty Retail	83,732,058	—	—
Technology Hardware, Storage & Peripherals	111,803,761	—	—
Textiles, Apparel & Luxury Goods	16,815,730	—	—
Tobacco	37,637,880	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Trading Companies & Distributors	$6,959,646	$—	$—
Affiliated Mutual Funds	91,772,438	—	—

Total	$2,134,648,082	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$818,610	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Semiconductors & Semiconductor Equipment	7.1%
Pharmaceuticals	6.6
Software	6.4
IT Services	5.5
Technology Hardware, Storage & Peripherals	5.3
Banks	5.1
Affiliated Mutual Funds (1.7% represents investments purchased with collateral from securities on loan)	4.4
Insurance	4.3
Health Care Providers & Services	4.3
Specialty Retail	4.0
Electric Utilities	3.5
Equity Real Estate Investment Trusts (REITs)	3.3
Interactive Media & Services	3.3
Internet & Direct Marketing Retail	3.0
Airlines	2.7
Consumer Finance	2.5
Multiline Retail	2.3
Household Products	2.1
Hotels, Restaurants & Leisure	2.0
Aerospace & Defense	2.0
Tobacco	1.8
Biotechnology	1.7
Diversified Financial Services	1.6
Communications Equipment	1.6
Media	1.6
Beverages	1.4
Food Products	1.3
Entertainment	1.2

Machinery	1.1%
Household Durables	1.0
Diversified Telecommunication Services	0.9
Textiles, Apparel & Luxury Goods	0.8
Building Products	0.8
Food & Staples Retailing	0.7
Professional Services	0.7
Industrial Conglomerates	0.6
Electrical Equipment	0.6
Capital Markets	0.5
Multi-Utilities	0.4
Automobiles	0.3
Trading Companies & Distributors	0.3
Commercial Services & Supplies	0.2
Chemicals	0.2
Life Sciences Tools & Services	0.2
Health Care Equipment & Supplies	0.1
Electronic Equipment, Instruments & Components	0.1
Independent Power & Renewable Electricity Producers	0.1
Distributors	0.0 *
Oil, Gas & Consumable Fuels	0.0 *

101.5
Liabilities in excess of other assets	(1.5)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST AQR LARGE-CAP PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$818,610	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$(13,192)	$17,616,942

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(434,040)

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$54,283,321

(1)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$34,142,883	$(34,142,883)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST AQR LARGE-CAP PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $34,142,883:
Unaffiliated investments (cost $1,745,157,903)	$2,042,875,644
Affiliated investments (cost $91,769,202)	91,772,438
Receivable for investments sold	61,037,196
Dividends and interest receivable	2,401,066
Deposit with broker for centrally cleared/exchange-traded derivatives	1,959,300
Due from broker-variation margin futures	119,735
Prepaid expenses	49,695

Total Assets	2,200,215,074

LIABILITIES
Payable for investments purchased	61,268,565
Payable to broker for collateral for securities on loan	34,803,644
Management fee payable	400,574
Accrued expenses and other liabilities	121,960
Distribution fee payable	86,663
Payable for Portfolio shares repurchased	4,396
Affiliated transfer agent fee payable	357

Total Liabilities	96,686,159

NET ASSETS	$2,103,528,915

Net assets were comprised of:
Partners’ Equity	$2,103,528,915

Net asset value and redemption price per share, $2,103,528,915 / 101,962,806 outstanding shares of beneficial interest	$20.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$39,792,788
Affiliated dividend income	1,487,016
Income from securities lending, net (including affiliated income of $109,597)	131,845
Interest income	43,397

Total income	41,455,046

EXPENSES
Management fee	12,225,846
Distribution fee	5,461,921
Custodian and accounting fees	152,667
Trustees’ fees	33,939
Audit fee	26,200
Legal fees and expenses	19,091
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	6,080
Miscellaneous	51,747

Total expenses	17,984,499
Less: Fee waiver and/or expense reimbursement	(152,934)

Net expenses	17,831,565

NET INVESTMENT INCOME (LOSS)	23,623,481

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $20,431)	105,209,766
Futures transactions	17,616,942

122,826,708

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $5,805)	288,352,334
Futures	(434,040)

287,918,294

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	410,745,002

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$434,368,483

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$23,623,481	$23,157,148
Net realized gain (loss) on investment transactions	122,826,708	259,739,548
Net change in unrealized appreciation (depreciation) on investments	287,918,294	(452,261,752)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	434,368,483	(169,365,056)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [8,556,410 and 7,357,320 shares, respectively]	157,479,111	131,503,030
Portfolio shares repurchased [30,479,892 and 28,112,435 shares, respectively]	(574,050,228)	(525,710,213)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(416,571,117)	(394,207,183)

TOTAL INCREASE (DECREASE)	17,797,366	(563,572,239)
NET ASSETS:
Beginning of year	2,085,731,549	2,649,303,788

End of year	$2,103,528,915	$2,085,731,549

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 88.1%
	Shares	Value
AFFILIATED MUTUAL FUNDS
AST AB Global Bond Portfolio*	23,056,756	$269,533,474
AST AQR Emerging Markets Equity Portfolio*	1,527,640	18,698,315
AST AQR Large Cap Core Portfolio*	50,566,295	1,043,182,658
AST BlackRock/Loomis Sayles Bond Portfolio*	16,382,796	242,465,378
AST ClearBridge Dividend Growth Portfolio*	49,567,176	1,090,477,871
AST Goldman Sachs Global Income Portfolio*	11,553,927	135,296,490
AST Goldman Sachs Small-Cap Value Portfolio*	6,085,808	152,327,780
AST High Yield Portfolio*	1,102,173	12,542,734
AST Hotchkis & Wiley Large-Cap Value Portfolio*	10,559,669	349,313,861
AST International Growth Portfolio*	33,695,737	691,773,472
AST International Value Portfolio*	31,834,384	683,165,888
AST Jennison Large-Cap Growth Portfolio*	10,658,073	431,758,541
AST Loomis Sayles Large-Cap Growth Portfolio*	11,523,654	736,131,037
AST MFS Growth Portfolio*	12,632,214	421,536,990
AST MFS Large-Cap Value Portfolio*	35,075,549	819,364,828
AST Mid-Cap Growth Portfolio*	5,019,321	58,926,833
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	910,820	32,151,930
AST Parametric Emerging Markets Equity Portfolio*	907,831	8,942,132
AST PIMCO Dynamic Bond Portfolio*	5,302,881	53,559,093
AST Prudential Core Bond Portfolio*	70,129,982	939,040,458
AST QMA International Core Equity Portfolio*	45,958,880	580,001,070
AST QMA Large-Cap Portfolio*	48,597,768	1,050,683,747
AST Small-Cap Growth Opportunities Portfolio*	5,437,574	131,208,660
AST Small-Cap Growth Portfolio*	2,547,618	135,151,117
AST Small-Cap Value Portfolio*	3,919,975	113,561,669
AST T. Rowe Price Large-Cap Growth Portfolio*	11,430,403	527,513,121
AST T. Rowe Price Large-Cap Value Portfolio*	45,015,676	775,169,934
AST Templeton Global Bond Portfolio*	79,450	905,725
AST WEDGE Capital Mid-Cap Value Portfolio*	1,200,008	30,768,202

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
AST Wellington Management Global Bond Portfolio*	55,844,860	$658,410,901
AST Western Asset Core Plus Bond Portfolio*	27,546,325	387,301,325
AST Western Asset Emerging Markets Debt Portfolio*	963,020	11,768,103

TOTAL LONG-TERM INVESTMENTS (cost $9,666,731,527)(w)		12,592,633,337

SHORT-TERM INVESTMENTS — 11.9%
AFFILIATED MUTUAL FUND — 11.5%
PGIM Core Ultra Short Bond Fund (cost $1,644,230,498)(w)	1,644,230,498	1,644,230,498

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.4%
U.S. Treasury Bills
1.522%	03/19/20	53,300	53,131,173

(cost $53,124,177)
TOTAL SHORT-TERM INVESTMENTS (cost $1,697,354,675)			1,697,361,671

TOTAL INVESTMENTS — 100.0% (cost $11,364,086,202)			14,289,995,008
Liabilities in excess of other assets(z) — (0.0)%			(91,092)

NET ASSETS — 100.0%			$14,289,903,916

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the underlying funds in which the Fund invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
603	2 Year U.S. Treasury Notes	Mar. 2020	$129,946,500	$(48,201)
1,852	10 Year U.S. Treasury Notes	Mar. 2020	237,837,322	(2,014,569)
2,492	Mini MSCI EAFE Index	Mar. 2020	253,747,900	(587,364)
654	Russell 2000 E-Mini Index	Mar. 2020	54,628,620	840,342
2,966	S&P 500 E-Mini Index	Mar. 2020	479,172,130	4,896,686

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Futures contracts outstanding at December 31, 2019 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued):
627	S&P 500 Stock Index	Mar. 2020	$506,474,925	$8,767,805

				$11,854,699

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$53,131,173

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$14,236,863,835	$—	$—
U.S. Treasury Obligation	—	53,131,173	—

Total	$14,236,863,835	$53,131,173	$—

Other Financial Instruments*
Assets
Futures Contracts	$14,504,833	$—	$—

Liabilities
Futures Contracts	$(2,650,134)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Large/Mid-Cap Growth	30.0%
Core Bond	18.8
Large/Mid-Cap Value	13.9
Ultra Short Bond	11.5
International Value	8.9
Large/Mid-Cap Blend	7.6
International Growth	4.8
Small-Cap Value	1.9
Small-Cap Growth	1.8

U.S. Treasury Obligation	0.4%
Emerging Markets	0.3
High Yield	0.1

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$14,504,833	*	Due from/to broker — variation margin futures	$587,364	*
Interest rate contracts	—	—		Due from/to broker — variation margin futures	2,062,770	*

		$14,504,833			$2,650,134

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$225,959,734
Interest rate contracts	14,079,508

Total	$240,039,242

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$52,851,097
Interest rate contracts	(5,200,433)

Total	$47,650,664

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$1,535,288,741

(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Affiliated investments (cost $11,310,962,025)	$14,236,863,835
Unaffiliated investments (cost $53,124,177)	53,131,173
Due from broker-variation margin futures	3,517,457
Prepaid expenses	12,130

Total Assets	14,293,524,595

LIABILITIES
Payable for Portfolio shares repurchased	2,573,144
Management fee payable	862,244
Accrued expenses and other liabilities	184,934
Affiliated transfer agent fee payable	357

Total Liabilities	3,620,679

NET ASSETS	$14,289,903,916

Net assets were comprised of:
Partners’ Equity	$14,289,903,916

Net asset value and redemption price per share, $14,289,903,916 / 656,736,723 outstanding shares of beneficial interest	$21.76

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Affiliated dividend income	$37,402,559
Interest income	1,042,985

Total income	38,445,544

EXPENSES
Management fee	20,585,753
Custodian and accounting fees	628,203
Trustees’ fees	165,511
Legal fees and expenses	57,939
Audit fee	23,510
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Shareholders’ reports	5,421
Miscellaneous	58,283

Total expenses	21,531,627
Less: Fee waiver and/or expense reimbursement	(232,694)

Net expenses	21,298,933

NET INVESTMENT INCOME (LOSS)	17,146,611

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $852,090,471)	852,110,948
Futures transactions	240,039,242
Foreign currency transactions	(1,344,900)

1,090,805,290

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,541,879,756)	1,541,884,493
Futures	47,650,664
Foreign currencies	(290,032)

1,589,245,125

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	2,680,050,415

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,697,197,026

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$17,146,611	$12,146,465
Net realized gain (loss) on investment and foreign currency transactions	1,090,805,290	803,780,026
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,589,245,125	(1,659,074,190)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,697,197,026	(843,147,699)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [28,843,113 and 15,466,535 shares, respectively]	542,388,706	288,915,692
Portfolio shares repurchased [51,362,572 and 102,419,190 shares, respectively]	(1,039,532,427)	(1,894,939,556)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(497,143,721)	(1,606,023,864)

CAPITAL CONTRIBUTIONS	6,367	—

TOTAL INCREASE (DECREASE)	2,200,059,672	(2,449,171,563)
NET ASSETS:
Beginning of year	12,089,844,244	14,539,015,807

End of year	$14,289,903,916	$12,089,844,244

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 97.1%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 4.8%
Raytheon Co.	248,381	$54,579,241
United Technologies Corp.	419,483	62,821,774

		117,401,015

Air Freight & Logistics — 2.1%
United Parcel Service, Inc. (Class B Stock)	449,448	52,612,383

Banks — 8.5%
Bank of America Corp.	1,421,047	50,049,275
JPMorgan Chase & Co.	462,075	64,413,255
PNC Financial Services Group, Inc. (The)	238,278	38,036,317
U.S. Bancorp	534,322	31,679,951
Wells Fargo & Co.	490,642	26,396,540

		210,575,338

Beverages — 4.1%
Anheuser-Busch InBev SA/NV (Belgium), ADR(a)	662,486	54,350,352
Coca-Cola Co. (The)	852,691	47,196,447

		101,546,799

Capital Markets — 4.4%
Apollo Global Management, Inc.	805,600	38,435,176
Blackstone Group, Inc. (The) (Class A Stock)(a)	1,234,873	69,078,796

		107,513,972

Chemicals — 5.7%
Ecolab, Inc.	199,024	38,409,642
Linde PLC (United Kingdom)	233,839	49,784,323
PPG Industries, Inc.	395,032	52,732,822

		140,926,787

Commercial Services & Supplies — 2.0%
Waste Management, Inc.	424,598	48,387,188

Communications Equipment — 0.7%
Cisco Systems, Inc.	349,459	16,760,054

Construction Materials — 1.5%
Vulcan Materials Co.	262,677	37,822,861

Containers & Packaging — 0.5%
International Paper Co.	291,253	13,412,201

Diversified Telecommunication Services — 2.0%
Verizon Communications, Inc.	788,950	48,441,530

Electric Utilities — 2.7%
Edison International	438,363	33,056,954
NextEra Energy, Inc.	138,300	33,490,728

		66,547,682

Entertainment — 2.4%
Walt Disney Co. (The)	413,180	59,758,223

Equity Real Estate Investment Trusts (REITs) — 2.1%
American Tower Corp.	225,052	51,721,451

Food & Staples Retailing — 2.3%
Sysco Corp.	227,387	19,450,684

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (continued)
Walmart, Inc.	321,902	$38,254,834

		57,705,518

Food Products — 3.8%
Mondelez International, Inc. (Class A Stock)	852,691	46,966,220
Nestle SA (Switzerland), ADR	424,816	45,990,580

		92,956,800

Health Care Providers & Services — 1.7%
UnitedHealth Group, Inc.	141,975	41,737,810

Hotels, Restaurants & Leisure — 1.6%
McDonald’s Corp.	204,872	40,484,756

Household Products — 2.0%
Procter & Gamble Co. (The)	398,659	49,792,509

Industrial Conglomerates — 1.3%
3M Co.	187,843	33,139,262

Insurance — 4.9%
American International Group, Inc.	832,545	42,734,535
MetLife, Inc.	850,854	43,368,028
Travelers Cos., Inc. (The)	256,531	35,131,921

		121,234,484

IT Services — 4.3%
Mastercard, Inc. (Class A Stock)	194,601	58,105,913
Visa, Inc. (Class A Stock)(a)	255,795	48,063,880

		106,169,793

Media — 3.1%
Comcast Corp. (Class A Stock)	1,698,361	76,375,294

Multi-Utilities — 1.0%
WEC Energy Group, Inc.	253,798	23,407,790

Oil, Gas & Consumable Fuels — 6.2%
Enbridge, Inc. (Canada)	940,161	37,390,203
Exxon Mobil Corp.	428,116	29,873,934
Kinder Morgan, Inc.	2,419,003	51,210,294
Williams Cos., Inc. (The)	1,492,214	35,395,316

		153,869,747

Pharmaceuticals — 7.5%
Johnson & Johnson	361,089	52,672,053
Merck & Co., Inc.	738,997	67,211,777
Pfizer, Inc.	852,691	33,408,433
Zoetis, Inc.	239,249	31,664,605

		184,956,868

Road & Rail — 1.7%
Union Pacific Corp.	235,507	42,577,310

Semiconductors & Semiconductor Equipment — 2.1%
Intel Corp.	255,795	15,309,331
Texas Instruments, Inc.	293,181	37,612,190

		52,921,521

Software — 4.4%
Microsoft Corp.	682,347	107,606,122

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Specialty Retail — 2.3%
Home Depot, Inc. (The)	258,463	$56,443,150
Technology Hardware, Storage & Peripherals — 3.4%
Apple, Inc.	282,296	82,896,220

TOTAL LONG-TERM INVESTMENTS (cost $1,766,922,285)		2,397,702,438

SHORT-TERM INVESTMENTS — 6.6%
AFFILIATED MUTUAL FUND — 3.8%
PGIM Institutional Money Market Fund (cost $94,431,136; includes $94,270,649 of cash collateral for securities on loan)(b)(w)	94,420,644	94,439,528

UNAFFILIATED FUND — 2.8%
Fidelity Investments Money Market Funds—Treasury Only Portfolio (cost $69,652,826)	69,652,826	69,652,826

TOTAL SHORT-TERM INVESTMENTS (cost $164,083,962)		164,092,354

TOTAL INVESTMENTS — 103.7% (cost $1,931,006,247)		2,561,794,792
Liabilities in excess of other assets — (3.7)%		(92,339,699)

NET ASSETS — 100.0%		$2,469,455,093

See the Glossary for a list of the abbreviation(s) used in the annual report.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $92,116,127; cash collateral of $94,270,649 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$117,401,015	$—	$—
Air Freight & Logistics	52,612,383	—	—
Banks	210,575,338	—	—
Beverages	101,546,799	—	—
Capital Markets	107,513,972	—	—
Chemicals	140,926,787	—	—
Commercial Services & Supplies	48,387,188	—	—
Communications Equipment	16,760,054	—	—
Construction Materials	37,822,861	—	—
Containers & Packaging	13,412,201	—	—
Diversified Telecommunication Services	48,441,530	—	—
Electric Utilities	66,547,682	—	—
Entertainment	59,758,223	—	—
Equity Real Estate Investment Trusts (REITs)	51,721,451	—	—
Food & Staples Retailing	57,705,518	—	—
Food Products	92,956,800	—	—
Health Care Providers & Services	41,737,810	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Hotels, Restaurants & Leisure	$40,484,756	$—	$—
Household Products	49,792,509	—	—
Industrial Conglomerates	33,139,262	—	—
Insurance	121,234,484	—	—
IT Services	106,169,793	—	—
Media	76,375,294	—	—
Multi-Utilities	23,407,790	—	—
Oil, Gas & Consumable Fuels	153,869,747	—	—
Pharmaceuticals	184,956,868	—	—
Road & Rail	42,577,310	—	—
Semiconductors & Semiconductor Equipment	52,921,521	—	—
Software	107,606,122	—	—
Specialty Retail	56,443,150	—	—
Technology Hardware, Storage & Peripherals	82,896,220	—	—
Affiliated Mutual Fund	94,439,528	—	—
Unaffiliated Fund	69,652,826	—	—

Total	$2,561,794,792	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Banks	8.5%
Pharmaceuticals	7.5
Oil, Gas & Consumable Fuels	6.2
Chemicals	5.7
Insurance	4.9
Aerospace & Defense	4.8
Software	4.4
Capital Markets	4.4
IT Services	4.3
Beverages	4.1
Affiliated Mutual Fund (3.8% represents investments purchased with collateral from securities on loan)	3.8
Food Products	3.8
Technology Hardware, Storage & Peripherals	3.4
Media	3.1
Unaffiliated Fund	2.8
Electric Utilities	2.7
Entertainment	2.4
Food & Staples Retailing	2.3
Specialty Retail	2.3

Semiconductors & Semiconductor Equipment	2.1%
Air Freight & Logistics	2.1
Equity Real Estate Investment Trusts (REITs)	2.1
Household Products	2.0
Diversified Telecommunication Services	2.0
Commercial Services & Supplies	2.0
Road & Rail	1.7
Health Care Providers & Services	1.7
Hotels, Restaurants & Leisure	1.6
Construction Materials	1.5
Industrial Conglomerates	1.3
Multi-Utilities	1.0
Communications Equipment	0.7
Containers & Packaging	0.5

103.7
Liabilities in excess of other assets	(3.7)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$92,116,127	$(92,116,127)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $92,116,127:
Unaffiliated investments (cost $1,836,575,111)	$2,467,355,264
Affiliated investments (cost $94,431,136)	94,439,528
Dividends and interest receivable	2,166,837
Tax reclaim receivable	822,950
Receivable for Portfolio shares sold	25,445
Prepaid expenses	11,221

Total Assets	2,564,821,245

LIABILITIES
Payable to broker for collateral for securities on loan	94,270,649
Management fee payable	591,315
Accrued expenses and other liabilities	236,912
Payable to affiliate	162,531
Distribution fee payable	101,526
Payable for Portfolio shares repurchased	2,862
Affiliated transfer agent fee payable	357

Total Liabilities	95,366,152

NET ASSETS	$2,469,455,093

Net assets were comprised of:
Partners’ Equity	$2,469,455,093

Net asset value and redemption price per share, $2,469,455,093 / 112,260,279 outstanding shares of beneficial interest	$22.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $708,589 foreign withholding tax, of which $37,000 is reimbursable by an affiliate)	$41,987,477
Income from securities lending, net (including affiliated income of $251,501)	295,984

Total income	42,283,461

EXPENSES
Management fee	12,446,495
Distribution fee	4,709,385
Custodian and accounting fees	130,754
Trustees’ fees	31,310
Audit fee	26,200
Legal fees and expenses	18,186
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Shareholders’ reports	6,321
Miscellaneous	49,200

Total expenses	17,424,858
Less: Fee waiver and/or expense reimbursement	(226,051)

Net expenses	17,198,807

NET INVESTMENT INCOME (LOSS)	25,084,654

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(22,381))	49,230,349
Foreign currency transactions	(1,305)

49,229,044

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $9,463)	396,779,485
Foreign currencies	2,146

396,781,631

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	446,010,675

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$471,095,329

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$25,084,654	$23,042,723
Net realized gain (loss) on investment and foreign currency transactions	49,229,044	124,315,995
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	396,781,631	(211,079,389)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	471,095,329	(63,720,671)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [42,940,099 and 5,353,410 shares, respectively]	862,298,000	93,018,663
Portfolio shares repurchased [10,313,073 and 21,760,500 shares, respectively]	(201,248,159)	(385,289,839)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	661,049,841	(292,271,176)

CAPITAL CONTRIBUTIONS	1,899	105,658

TOTAL INCREASE (DECREASE)	1,132,147,069	(355,886,189)
NET ASSETS:
Beginning of year	1,337,308,024	1,693,194,213

End of year	$2,469,455,093	$1,337,308,024

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 89.6%
COMMON STOCKS — 42.3%	Shares	Value
Aerospace & Defense — 0.7%
Aerojet Rocketdyne Holdings, Inc.*	2,263	$103,329
Airbus SE (France)	2,504	367,068
Arconic, Inc.	4,170	128,311
BAE Systems PLC (United Kingdom)	8,769	65,626
Boeing Co. (The)	1,051	342,374
CAE, Inc. (Canada)	2,300	60,894
Curtiss-Wright Corp.	2,067	291,220
Dassault Aviation SA (France)	27	35,513
Elbit Systems Ltd. (Israel)	738	114,885
General Dynamics Corp.	983	173,352
HEICO Corp.(a)	19,278	2,200,584
Hexcel Corp.	2,890	211,866
L3Harris Technologies, Inc.	936	185,206
Lockheed Martin Corp.	15,539	6,050,576
Meggitt PLC (United Kingdom)	3,503	30,521
Mercury Systems, Inc.*	862	59,573
MTU Aero Engines AG (Germany)	401	114,951
Northrop Grumman Corp.	1,608	553,104
Raytheon Co.	1,052	231,166
Rolls-Royce Holdings PLC (United Kingdom), (BATE)*	13,149	119,308
Rolls-Royce Holdings PLC (United Kingdom), (XLON)*	604,854	801
Rolls-Royce Holdings PLC (United Kingdom), Entitlement Shares*	1,181,014	1,564
Safran SA (France)	51,600	7,977,150
Singapore Technologies Engineering Ltd. (Singapore)	11,616	34,090
Thales SA (France)	465	48,366
TransDigm Group, Inc.	231	129,360
United Technologies Corp.	4,784	716,452

		20,347,210

Air Freight & Logistics — 0.1%
Air Transport Services Group, Inc.*	6,356	149,112
Bollore SA (France)	58,634	256,063
C.H. Robinson Worldwide, Inc.(a)	2,870	224,434
Cia de Distribucion Integral Logista Holdings SA (Spain)	6,133	138,767
Deutsche Post AG (Germany)	11,432	437,824
DSV Panalpina A/S (Denmark)	1,230	141,734
Expeditors International of Washington, Inc.	2,061	160,799
Kerry Logistics Network Ltd. (China)	9,500	16,293
Kintetsu World Express, Inc. (Japan)	4,100	71,275
SBS Holdings, Inc. (Japan)	5,500	95,586
SG Holdings Co. Ltd. (Japan)	1,103	24,809
Singapore Post Ltd. (Singapore)	131,200	91,241
United Parcel Service, Inc. (Class B Stock)	1,196	140,004
XPO Logistics, Inc.*	1,823	145,293
Yamato Holdings Co. Ltd. (Japan)	3,109	52,957

		2,146,191

Airlines — 0.6%
Air Canada (Canada)*	2,555	95,447
Air France-KLM (France)*	35,208	392,050
Air New Zealand Ltd. (New Zealand)	42,114	83,236

COMMON STOCKS (continued)	Shares	Value
Airlines (continued)
Alaska Air Group, Inc.(a)	2,935	$198,846
ANA Holdings, Inc. (Japan)	1,645	54,927
Copa Holdings SA (Panama) (Class A Stock)(a)	8,197	885,932
Dart Group PLC (United Kingdom)	5,747	129,176
Delta Air Lines, Inc.	86,655	5,067,584
Deutsche Lufthansa AG (Germany)	60,465	1,116,370
International Consolidated Airlines Group SA (United Kingdom)	387,180	3,208,064
Japan Airlines Co. Ltd. (Japan)	2,000	62,178
JetBlue Airways Corp.*	124,454	2,329,779
Qantas Airways Ltd. (Australia)	201,346	1,008,701
Singapore Airlines Ltd. (Singapore)	4,449	29,945
SkyWest, Inc.	7,236	467,663
Southwest Airlines Co.	23,219	1,253,362
United Airlines Holdings, Inc.*	6,932	610,640

		16,993,900

Auto Components — 0.1%
BorgWarner, Inc.	12,947	561,641
Bridgestone Corp. (Japan)	3,946	146,580
Cie Generale des Etablissements Michelin SCA (France)	628	76,903
Continental AG (Germany)	483	62,156
Denso Corp. (Japan)	722	32,754
Dometic Group AB (Sweden), 144A	21,743	218,697
Exedy Corp. (Japan)	2,700	61,058
Faurecia SE (France)	1,681	90,758
Futaba Industrial Co. Ltd. (Japan)	3,800	26,634
Gentex Corp.	36,205	1,049,221
Magna International, Inc. (Canada)	6,757	370,489
SAF-Holland SA (Germany)	2,996	25,015
Sumitomo Electric Industries Ltd. (Japan)	2,958	44,534
Sumitomo Rubber Industries Ltd. (Japan)	4,900	59,707
Tokai Rika Co. Ltd. (Japan)	3,100	60,553
Toyoda Gosei Co. Ltd. (Japan)	2,522	63,048
Toyota Industries Corp. (Japan)	453	26,106
TPR Co. Ltd. (Japan)	900	17,700
Valeo SA (France)	2,918	102,833
Yokohama Rubber Co. Ltd. (The) (Japan)	4,995	97,082

		3,193,469

Automobiles — 0.4%
Bayerische Motoren Werke AG (Germany)	835	68,654
Daimler AG (Germany)	1,046	58,043
Ferrari NV (Italy)	906	150,127
Fiat Chrysler Automobiles NV (United Kingdom)	305,425	4,481,916
Ford Motor Co.	75,133	698,737
General Motors Co.	138,841	5,081,581
Harley-Davidson, Inc.	2,081	77,392
Honda Motor Co. Ltd. (Japan)	16,311	461,701
Isuzu Motors Ltd. (Japan)	2,621	31,048
Mazda Motor Corp. (Japan)	39,200	333,919
Nissan Motor Co. Ltd. (Japan)	7,043	40,913

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Automobiles (continued)
Peugeot SA (France)	7,442	$179,034
Subaru Corp. (Japan)	22,670	560,510
Suzuki Motor Corp. (Japan)	563	23,457
Toyota Motor Corp. (Japan)	9,299	655,485
Volkswagen AG (Germany)	244	47,593

		12,950,110

Banks — 2.2%
ABN AMRO Bank NV (Netherlands), 144A, CVA	5,557	101,304
Aozora Bank Ltd. (Japan)	1,504	39,802
Australia & New Zealand Banking Group Ltd. (Australia)	16,180	279,791
Banca Popolare di Sondrio SCPA (Italy)	7,961	18,840
Banco Bilbao Vizcaya Argentaria SA (Spain)	26,777	149,964
Banco de Sabadell SA (Spain)	69,818	81,623
Banco Santander SA (Spain)	50,267	210,821
Bank Hapoalim BM (Israel)	12,764	106,065
Bank Leumi Le-Israel BM (Israel)	14,378	104,715
Bank of America Corp.	28,763	1,013,033
Bank of East Asia Ltd. (The) (Hong Kong)	46,660	104,255
Bank of Montreal (Canada)	2,242	173,759
Bank of Nova Scotia (The) (Canada)	8,933	504,590
Bankinter SA (Spain)	5,336	39,194
Barclays PLC (United Kingdom)	35,811	85,482
Bendigo & Adelaide Bank Ltd. (Australia)	7,542	51,804
BNP Paribas SA (France)	109,900	6,533,410
BOC Hong Kong Holdings Ltd. (China)	47,500	165,084
Canadian Imperial Bank of Commerce (Canada)	1,721	143,215
Citigroup, Inc.	10,656	851,308
Citizens Financial Group, Inc.	146,850	5,963,578
Columbia Banking System, Inc.	3,816	155,254
Comerica, Inc.	2,501	179,447
Commerce Bancshares, Inc.	6,166	418,918
Commerzbank AG (Germany)	8,670	53,809
Commonwealth Bank of Australia (Australia)	8,609	482,425
Community Bank System, Inc.	4,137	293,479
Credit Agricole SA (France)	8,498	123,435
Cullen/Frost Bankers, Inc.	1,861	181,969
Dah Sing Financial Holdings Ltd. (Hong Kong)	6,400	25,209
Danske Bank A/S (Denmark)	3,996	64,676
DBS Group Holdings Ltd. (Singapore)	22,270	428,909
DNB ASA (Norway)	49,112	918,058
East West Bancorp, Inc.	7,317	356,338
Erste Group Bank AG (Austria)*	821	31,083
Fifth Third Bancorp	110,154	3,386,134
FinecoBank Banca Fineco SpA (Italy)	8,710	104,395
First Republic Bank	592	69,530
Glacier Bancorp, Inc.	8,196	376,934
Hang Seng Bank Ltd. (Hong Kong)	6,131	126,725
HSBC Holdings PLC (United Kingdom)	81,553	640,555
Huntington Bancshares, Inc.(a)	5,730	86,408

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
ING Groep NV (Netherlands)	8,903	$106,980
Intesa Sanpaolo SpA (Italy)	439,548	1,157,282
Israel Discount Bank Ltd. (Israel) (Class A Stock)	14,423	67,029
Japan Post Bank Co. Ltd. (Japan)	5,662	54,396
JPMorgan Chase & Co.	17,732	2,471,841
KBC Group NV (Belgium)	577	43,466
KeyCorp	4,067	82,316
Lloyds Banking Group PLC (United Kingdom)	130,950	108,710
M&T Bank Corp.	522	88,609
Mebuki Financial Group, Inc. (Japan)	52,024	132,923
Mediobanca Banca di Credito Finanziario SpA (Italy)	7,052	77,742
Mitsubishi UFJ Financial Group, Inc. (Japan)	32,504	175,816
Mizrahi Tefahot Bank Ltd. (Israel)	4,867	129,924
Mizuho Financial Group, Inc. (Japan)	1,445,128	2,222,583
National Australia Bank Ltd. (Australia)	18,478	319,257
National Bank of Canada (Canada)	4,300	238,685
Nishi-Nippon Financial Holdings, Inc. (Japan)	8,200	64,025
Nordea Bank Abp (Finland)	6,672	53,880
North Pacific Bank Ltd. (Japan)	3,000	6,700
Oversea-Chinese Banking Corp. Ltd. (Singapore)	15,589	127,560
PacWest Bancorp	15,458	591,578
People’s United Financial, Inc.	5,003	84,551
Pinnacle Financial Partners, Inc.	6,805	435,520
PNC Financial Services Group, Inc. (The)	1,275	203,528
Popular, Inc. (Puerto Rico)	78,379	4,604,766
Prosperity Bancshares, Inc.	5,712	410,636
Regions Financial Corp.	6,664	114,354
Resona Holdings, Inc. (Japan)	20,261	88,334
Royal Bank of Canada (Canada)	8,044	636,495
Royal Bank of Scotland Group PLC (United Kingdom)	7,623	24,304
Seven Bank Ltd. (Japan)	9,267	30,370
Shinsei Bank Ltd. (Japan)	8,041	122,776
Signature Bank	38,842	5,306,206
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	4,261	40,087
Societe Generale SA (France)	5,654	197,050
SpareBank 1 SMN (Norway)	9,274	105,933
Standard Chartered PLC (United Kingdom)	6,111	57,712
Sumitomo Mitsui Financial Group, Inc. (Japan)	7,853	289,313
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,473	58,229
SVB Financial Group*	5,808	1,458,040
Svenska Handelsbanken AB (Sweden) (Class A Stock)	5,145	55,382
Swedbank AB (Sweden) (Class A Stock)	1,666	24,784
Synovus Financial Corp.	12,846	503,563
TCF Financial Corp.	4,663	218,228

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Tokyo Kiraboshi Financial Group, Inc. (Japan)	700	$9,753
Toronto-Dominion Bank (The) (Canada)	12,062	676,505
Truist Financial Corp.	4,060	228,659
Turkiye Sinai Kalkinma Bankasi A/S (Turkey)*	1	—
U.S. Bancorp	6,681	396,116
UniCredit SpA (Italy)	7,066	103,275
United Overseas Bank Ltd. (Singapore)	12,038	237,127
Webster Financial Corp.	4,304	229,661
Wells Fargo & Co.	136,050	7,319,490
Western Alliance Bancorp	51,619	2,942,283
Westpac Banking Corp. (Australia)	16,465	280,410
Wintrust Financial Corp.	3,366	238,649
Zions Bancorp NA(a)	69,928	3,630,662

		64,909,380

Beverages — 0.5%
Anheuser-Busch InBev SA/NV (Belgium)	3,944	321,816
Asahi Group Holdings Ltd. (Japan)	5,300	242,270
Brown-Forman Corp. (Class B Stock)(a)	3,106	209,966
Carlsberg A/S (Denmark) (Class B Stock)	1,221	182,153
Coca-Cola Amatil Ltd. (Australia)	4,748	36,857
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	3,371	86,112
Coca-Cola Co. (The)	18,881	1,045,063
Coca-Cola European Partners PLC (United Kingdom)	3,649	185,661
Coca-Cola HBC AG (Switzerland)*	1,965	66,741
Davide Campari-Milano SpA (Italy)	282,835	2,580,266
Diageo PLC (United Kingdom)	12,847	545,835
Heineken Holding NV (Netherlands)	1,964	190,597
Heineken NV (Netherlands)	1,267	134,946
Kirin Holdings Co. Ltd. (Japan)	2,540	55,436
Molson Coors Brewing Co. (Class B Stock)(a)	13,940	751,366
Monster Beverage Corp.*	77,030	4,895,256
PepsiCo, Inc.	10,170	1,389,934
Pernod Ricard SA (France)	1,108	198,450
Royal Unibrew A/S (Denmark)	303	27,752
Suntory Beverage & Food Ltd. (Japan)	1,401	58,361

		13,204,838

Biotechnology — 0.9%
AbbVie, Inc.	18,624	1,648,969
Abcam PLC (United Kingdom)	11,911	213,468
Alexion Pharmaceuticals, Inc.*	41,407	4,478,167
Amgen, Inc.	4,032	971,994
BioGaia AB (Sweden) (Class B Stock)	1,831	82,891
Biogen, Inc.*	18,419	5,465,470
Bluebird Bio, Inc.*	641	56,248
CSL Ltd. (Australia)	2,033	393,667
Emergent BioSolutions, Inc.*	4,067	219,415
Galapagos NV (Belgium)*	6,501	1,360,695
Genmab A/S (Denmark)*	349	77,561

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Gilead Sciences, Inc.	86,984	$5,652,220
Grifols SA (Spain)	1,072	37,864
Incyte Corp.*	59,379	5,184,974
Medicines Co. (The)*	719	61,072
Neurocrine Biosciences, Inc.*	1,158	124,473
Pharming Group NV (Netherlands)*	211,271	373,087
Regeneron Pharmaceuticals, Inc.*	487	182,859
Sarepta Therapeutics, Inc.*	789	101,813
Seattle Genetics, Inc.*	1,314	150,138
Sinovac Biotech Ltd. (China)*^(a)	3,000	19,513
Swedish Orphan Biovitrum AB (Sweden)*	1,019	16,799
Vertex Pharmaceuticals, Inc.*	609	133,340
Vitrolife AB (Sweden)	377	7,963

		27,014,660

Building Products — 0.6%
A.O. Smith Corp.	3,579	170,504
AGC, Inc. (Japan)	4,300	153,585
Allegion PLC	12,844	1,599,592
Armstrong World Industries, Inc.	1,820	171,025
Assa Abloy AB (Sweden) (Class B Stock)	132,960	3,107,539
Bunka Shutter Co. Ltd. (Japan)	17,900	157,782
Central Glass Co. Ltd. (Japan)	3,700	90,516
Cie de Saint-Gobain (France)	3,602	147,604
Daikin Industries Ltd. (Japan)	728	102,650
Fortune Brands Home & Security, Inc.	7,120	465,221
Geberit AG (Switzerland)	359	201,397
Inwido AB (Sweden)	1,623	12,383
Johnson Controls International PLC	127,071	5,173,060
Lindab International AB (Sweden)	29,672	379,076
LIXIL Group Corp. (Japan)	210,094	3,634,344
Masco Corp.	3,072	147,425
Nichias Corp. (Japan)	900	22,798
Nichiha Corp. (Japan)	500	12,288
Rockwool International A/S (Denmark) (Class B Stock)	76	18,020
Sankyo Tateyama, Inc. (Japan)	2,300	25,810
Sanwa Holdings Corp. (Japan)	5,300	59,406
Sinko Industries Ltd. (Japan)	1,400	24,557
Trex Co., Inc.*	324	29,121

		15,905,703

Capital Markets — 1.4%
3i Group PLC (United Kingdom)	7,468	108,866
Ameriprise Financial, Inc.	1,866	310,838
Amundi SA (France), 144A	499	39,224
ASX Ltd. (Australia)	1,589	87,472
Azimut Holding SpA (Italy)	24,728	589,244
Banca Generali SpA (Italy)	17,262	560,410
Bank of New York Mellon Corp. (The)	40,609	2,043,851
BlackRock, Inc.	195	98,027
Brewin Dolphin Holdings PLC (United Kingdom)	4,091	20,268
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	6,400	369,791
Bure Equity AB (Sweden)	7,585	171,770
Cboe Global Markets, Inc.	1,231	147,720

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Charles Schwab Corp. (The)	72,441	$3,445,294
CI Financial Corp. (Canada)	15,078	252,084
Close Brothers Group PLC (United Kingdom)	3,539	75,089
CME Group, Inc.	1,468	294,657
Credit Suisse Group AG (Switzerland)*	4,693	63,344
Daiwa Securities Group, Inc. (Japan)	6,506	32,850
Deutsche Beteiligungs AG (Germany)	370	16,397
Deutsche Boerse AG (Germany)	1,255	197,870
Euronext NV (Netherlands), 144A	5,060	412,708
Evercore, Inc. (Class A Stock)	11,680	873,197
Flow Traders (Netherlands), 144A	2,707	65,435
Franklin Resources, Inc.	2,793	72,562
Gimv NV (Belgium)	2,971	182,773
Haitong International Securities Group Ltd. (Hong Kong)	71,000	21,661
Hargreaves Lansdown PLC (United Kingdom)	12,508	322,147
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	8,501	276,864
Houlihan Lokey, Inc.	7,072	345,609
IG Group Holdings PLC (United Kingdom)	57,582	530,483
IGM Financial, Inc. (Canada)	1,451	41,657
Intercontinental Exchange, Inc.	74,701	6,913,578
Intermediate Capital Group PLC (United Kingdom)	18,481	394,367
Japan Exchange Group, Inc. (Japan)	1,565	27,554
Jupiter Fund Management PLC (United Kingdom)	57,014	310,172
London Stock Exchange Group PLC (United Kingdom)	1,835	188,937
LPL Financial Holdings, Inc.	2,825	260,606
Macquarie Group Ltd. (Australia)	656	63,481
Magellan Financial Group Ltd. (Australia)	47,613	1,903,585
Man Group PLC (United Kingdom)	150,646	316,115
MarketAxess Holdings, Inc.	392	148,611
Moody’s Corp.	2,285	542,482
Morgan Stanley	8,199	419,133
MSCI, Inc.	398	102,756
Nasdaq, Inc.	1,517	162,471
Natixis SA (France)	46,508	206,881
Northern Trust Corp.	57,881	6,149,277
Numis Corp. PLC (United Kingdom)	4,605	18,193
Partners Group Holding AG (Switzerland)	284	260,830
Perpetual Ltd. (Australia)	3,999	115,147
S&P Global, Inc.	4,537	1,238,828
Sanne Group PLC (United Kingdom)	5,910	53,019
Schroders PLC (United Kingdom)	1,018	45,062
Singapore Exchange Ltd. (Singapore)	52,960	349,716
St. James’s Place PLC (United Kingdom)	3,148	48,741
Standard Life Aberdeen PLC (United Kingdom)	10,446	45,537
State Street Corp.	455	35,991
Stifel Financial Corp.	5,299	321,384
SVG Capital PLC (United Kingdom)*^	23,077	—

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
T. Rowe Price Group, Inc.	670	$81,633
UBS Group AG (Switzerland)*	582,657	7,357,012
Value Partners Group Ltd. (Hong Kong)	36,000	22,213
Virtu Financial, Inc. (Class A Stock)	5,889	94,165

		40,267,639

Chemicals — 0.8%
Air Liquide SA (France)	7,787	1,103,515
Air Products & Chemicals, Inc.	1,820	427,682
Akzo Nobel NV (Netherlands)	54,457	5,539,024
Ashland Global Holdings, Inc.	5,391	412,573
Axalta Coating Systems Ltd.*	12,048	366,259
BASF SE (Germany)	2,429	184,237
Celanese Corp.	1,596	196,500
Chr Hansen Holding A/S (Denmark)	404	32,100
Chugoku Marine Paints Ltd. (Japan)	2,600	24,770
Covestro AG (Germany), 144A	1,736	81,228
Croda International PLC (United Kingdom)	1,223	82,943
DuPont de Nemours, Inc.	3,717	238,631
Eastman Chemical Co.	3,985	315,851
Ecolab, Inc.	2,229	430,175
Elkem ASA (Norway), 144A	74,666	211,129
EMS-Chemie Holding AG (Switzerland)	98	64,413
Fujimori Kogyo Co. Ltd. (Japan)	200	6,326
Givaudan SA (Switzerland)	55	172,279
HB Fuller Co.	5,866	302,510
Hexpol AB (Sweden)	6,975	68,345
Hitachi Chemical Co. Ltd. (Japan)	2,150	89,943
Huntsman Corp.	5,082	122,781
Incitec Pivot Ltd. (Australia)	12,169	27,172
Ingevity Corp.*	2,533	221,334
Israel Corp. Ltd. (The) (Israel)*	65	13,506
Kansai Paint Co. Ltd. (Japan)	1,515	37,080
Kemira OYJ (Finland)	7,233	107,891
Koninklijke DSM NV (Netherlands)	24,004	3,128,763
Kureha Corp. (Japan)	5,400	324,965
Linde PLC (United Kingdom)	2,157	459,225
Methanex Corp. (Canada)	605	23,365
Mitsubishi Chemical Holdings Corp. (Japan)	7,106	53,118
Nippon Paint Holdings Co. Ltd. (Japan)	1,484	76,450
Novozymes A/S (Denmark) (Class B Stock)	1,049	51,285
Nutrien Ltd. (Canada)	715	34,232
Orica Ltd. (Australia)	3,261	50,259
Petkim Petrokimya Holding A/S (Turkey)*	1	1
PPG Industries, Inc.	2,238	298,751
Sherwin-Williams Co. (The)	10,829	6,319,155
Shin-Etsu Chemical Co. Ltd. (Japan)	979	107,766
Shin-Etsu Polymer Co. Ltd. (Japan)	1,800	18,294
Showa Denko KK (Japan)	1,389	36,587
Sika AG (Switzerland)	487	91,533
Solvay SA (Belgium)	237	27,534
Sumitomo Seika Chemicals Co. Ltd. (Japan)	1,000	32,363
Symrise AG (Germany)	695	73,361

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
Taiyo Nippon Sanso Corp. (Japan)	1,822	$40,391
Teijin Ltd. (Japan)	2,831	52,979
Toray Industries, Inc. (Japan)	3,812	25,832
Toyo Ink SC Holdings Co. Ltd. (Japan)	7,100	172,572
WR Grace & Co.	1,310	91,503

		22,470,481

Commercial Services & Supplies — 0.7%
Brambles Ltd. (Australia)	10,339	85,160
Cewe Stiftung & Co. KGAA (Germany)	132	15,727
Cintas Corp.	12,316	3,313,989
Copart, Inc.*	3,041	276,548
CT Environmental Group Ltd. (China)*^	198,000	3
Dai Nippon Printing Co. Ltd. (Japan)	161,456	4,361,773
Daiseki Co. Ltd. (Japan)	1,900	54,912
Edenred (France)	1,467	75,965
HomeServe PLC (United Kingdom)	21,534	360,723
IAA, Inc.*	4,144	195,017
Kokuyo Co. Ltd. (Japan)	1,400	20,932
Mitsubishi Pencil Co. Ltd. (Japan)	2,600	38,949
Park24 Co. Ltd. (Japan)	1,100	26,905
Relia, Inc. (Japan)	11,200	142,123
Rentokil Initial PLC (United Kingdom)	554,556	3,333,172
Republic Services, Inc.	3,486	312,450
Ritchie Bros. Auctioneers, Inc. (Canada), (XTSE)	4,100	175,929
Rollins, Inc.	6,426	213,086
Sato Holdings Corp. (Japan)	3,700	115,891
Secom Co. Ltd. (Japan)	52,618	4,708,848
Securitas AB (Sweden) (Class B Stock)	4,131	71,229
SmartGroup Corp. Ltd. (Australia)	16,543	80,683
Sohgo Security Services Co. Ltd. (Japan)	744	40,348
Toppan Printing Co. Ltd. (Japan)	53,645	1,108,255
Waste Management, Inc.	3,754	427,806

		19,556,423

Communications Equipment — 0.3%
Ciena Corp.*	43,274	1,847,367
Cisco Systems, Inc.	85,489	4,100,052
F5 Networks, Inc.*	1,422	198,582
Juniper Networks, Inc.	10,101	248,788
Motorola Solutions, Inc.	7,475	1,204,521
NetScout Systems, Inc.*	5,251	126,392
Nokia OYJ (Finland)	6,530	24,223
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	11,363	98,942
Viavi Solutions, Inc.*	27,410	411,150

		8,260,017

Construction & Engineering — 0.3%
ACS Actividades de Construccion y Servicios SA (Spain)	37,148	1,489,024
AECOM*	9,397	405,293
Bouygues SA (France)	1,326	56,430
CIMIC Group Ltd. (Australia)	5,016	116,747
Eiffage SA (France)	1,868	213,802
EMCOR Group, Inc.	2,527	218,080

COMMON STOCKS (continued)	Shares	Value
Construction & Engineering (continued)
Ferrovial SA (Spain)	33,602	$1,017,864
HOCHTIEF AG (Germany)	1,130	145,550
Jacobs Engineering Group, Inc.	3,945	354,379
JGC Holdings Corp. (Japan)	1,620	25,952
Kandenko Co. Ltd. (Japan)	9,200	88,200
Obayashi Corp. (Japan)	3,392	37,725
Per Aarsleff Holding A/S (Denmark)	2,270	73,069
Shimizu Corp. (Japan)	2,863	29,150
Skanska AB (Sweden) (Class B Stock)	7,795	176,022
Taikisha Ltd. (Japan)	1,300	46,169
Toa Corp. (Japan)	9,000	135,893
Valmont Industries, Inc.	1,862	278,890
Veidekke ASA (Norway)	1,266	17,227
Vinci SA (France)	29,225	3,252,776
WSP Global, Inc. (Canada)	5,194	354,666

		8,532,908

Construction Materials — 0.3%
Buzzi Unicem SpA (Italy)	9,098	229,090
CRH PLC (Ireland)	2,678	107,348
CSR Ltd. (Australia)	19,027	60,661
Forterra PLC (United Kingdom), 144A	13,633	62,691
HeidelbergCement AG (Germany)	50,162	3,680,072
Ibstock PLC (United Kingdom), 144A	22,975	96,018
James Hardie Industries PLC, CDI	2,602	50,886
LafargeHolcim Ltd. (Switzerland)*	4,902	272,172
Marshalls PLC (United Kingdom)	11,037	125,755
Martin Marietta Materials, Inc.	11,735	3,281,575
Rhi Magnesita NV (India)	226	11,500
Sumitomo Osaka Cement Co. Ltd. (Japan)	2,000	87,227
Vulcan Materials Co.	1,836	264,366
Wienerberger AG (Austria)	7,087	210,026

		8,539,387

Consumer Finance — 0.4%
Acom Co. Ltd. (Japan)	6,969	31,667
Ally Financial, Inc.	159,874	4,885,749
American Express Co.	5,065	630,542
Capital One Financial Corp.	4,837	497,776
Chong Sing Holdings FinTech Gr (China)*^	708,000	827
Credit Saison Co. Ltd. (Japan)	2,570	44,582
Discover Financial Services	3,346	283,808
FirstCash, Inc.	4,074	328,487
Resurs Holding AB (Sweden), 144A	7,907	50,814
Sun Hung Kai & Co. Ltd. (Hong Kong)	260,000	124,070
Synchrony Financial	162,691	5,858,503

		12,736,825

Containers & Packaging — 0.2%
Avery Dennison Corp.	3,321	434,453
Ball Corp.	49,647	3,210,671
BillerudKorsnas AB (Sweden)(a)	11,694	138,124
Crown Holdings, Inc.*	3,402	246,781
Graphic Packaging Holding Co.	14,998	249,717
International Paper Co.	7,804	359,374
Packaging Corp. of America	492	55,099

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Containers & Packaging (continued)
Rengo Co. Ltd. (Japan)	13,300	$101,443
Smurfit Kappa Group PLC (Ireland)	1,392	53,479
Westrock Co.	9,161	393,099

		5,242,240

Distributors — 0.1%
Doshisha Co. Ltd. (Japan)	1,100	18,234
Genuine Parts Co.	2,682	284,909
Inchcape PLC (United Kingdom)	49,940	467,795
Jardine Cycle & Carriage Ltd. (Singapore)	7,413	166,209
LKQ Corp.*	17,289	617,217
Pool Corp.	3,374	716,570

		2,270,934

Diversified Consumer Services — 0.0%
Benesse Holdings, Inc. (Japan)	1,600	42,062
Bright Horizons Family Solutions, Inc.*	2,262	339,956
Chegg, Inc.*	2,625	99,514
frontdoor, Inc.*	1,302	61,741
H&R Block, Inc.	5,904	138,626
Meiko Network Japan Co. Ltd. (Japan)	12,700	120,322
OneSpaWorld Holdings Ltd. (Bahamas)*	9,232	155,467
Riso Kyoiku Co. Ltd. (Japan)	18,700	66,203
Service Corp. International	2,536	116,732

		1,140,623

Diversified Financial Services — 0.4%
AXA Equitable Holdings, Inc.	78,369	1,941,984
Banca Mediolanum SpA (Italy)	5,960	59,105
Berkshire Hathaway, Inc. (Class B Stock)*	8,369	1,895,578
Challenger Ltd. (Australia)	5,270	29,978
Eurazeo SE (France)	595	40,808
EXOR NV (Netherlands)	2,431	188,704
Financial Products Group Co. Ltd. (Japan)	12,600	121,526
Fuyo General Lease Co. Ltd. (Japan)	3,600	242,150
Groupe Bruxelles Lambert SA (Belgium)	594	62,624
Hanergy Mobile Energy Holding Co. Ltd. (China)*^	148,000	—
Hypoport AG (Germany)*	21	7,453
Industrivarden AB (Sweden) (Class C Stock)	2,672	64,451
Investor AB (Sweden) (Class B Stock)	3,585	195,665
KBC Ancora (Belgium)	4,188	210,711
L E Lundbergforetagen AB (Sweden) (Class B Stock)	2,527	110,920
M&G PLC (United Kingdom)*	55,758	175,884
Mitsubishi UFJ Lease & Finance Co.
Ltd. (Japan)	4,526	29,126
Onex Corp. (Canada)	9,021	570,833
ORIX Corp. (Japan)	3,722	61,772
Pargesa Holding SA (Switzerland)	656	54,568
Plus500 Ltd. (Israel)	26,653	313,509
Voya Financial, Inc.	86,437	5,270,928

COMMON STOCKS (continued)	Shares	Value
Diversified Financial Services (continued)
Wendel SA (France)	224	$29,766

		11,678,043

Diversified Telecommunication Services — 0.3%
AT&T, Inc.	43,578	1,703,028
BCE, Inc. (Canada)	1,722	79,778
BT Group PLC (United Kingdom)	25,464	64,928
Cellnex Telecom SA (Spain), 144A	7,128	307,932
CenturyLink, Inc.	35,814	473,103
China Tower Corp. Ltd. (China) (Class H Stock), 144A	2,180,000	482,264
CITIC Telecom International Holdings Ltd. (China)	686,000	250,702
Deutsche Telekom AG (Germany)	11,720	191,456
Elisa OYJ (Finland)	1,477	81,492
GCI Liberty, Inc. (Class A Stock)*	4,015	284,463
HKT Trust & HKT Ltd. (Hong Kong)	48,582	68,518
Infrastrutture Wireless Italiane SpA (Italy), 144A	57,127	560,106
Koninklijke KPN NV (Netherlands)	31,553	93,150
Nippon Telegraph & Telephone Corp. (Japan)	29,048	737,467
Orange SA (France)	5,862	86,248
PCCW Ltd. (Hong Kong)	84,070	49,763
Proximus SADP (Belgium)	2,094	59,881
Singapore Telecommunications Ltd. (Singapore)	54,773	137,194
Spark New Zealand Ltd. (New Zealand)	17,654	51,527
Swisscom AG (Switzerland)	284	150,348
Telecom Italia SpA (Italy)*	339,084	212,036
Telecom Italia SpA (Italy), RSP	264,874	162,579
Telefonica Deutschland Holding AG (Germany)	18,566	53,998
Telefonica SA (Spain)	26,989	188,722
Telenor ASA (Norway)	3,659	65,547
Telia Co. AB (Sweden)	14,529	62,465
Telstra Corp. Ltd. (Australia)	38,423	95,463
TELUS Corp. (Canada)	1,109	42,941
Verizon Communications, Inc.	23,416	1,437,742
Vision, Inc. (Japan)*	11,800	195,591

		8,430,432

Electric Utilities — 0.6%
Alliant Energy Corp.	13,485	737,899
American Electric Power Co., Inc.	5,707	539,369
AusNet Services (Australia)	45,309	54,052
Chubu Electric Power Co., Inc. (Japan)	17,902	253,042
Chugoku Electric Power Co., Inc. (The) (Japan)	3,959	52,020
CK Infrastructure Holdings Ltd. (Hong Kong)	11,500	81,866
CLP Holdings Ltd. (Hong Kong)	6,092	63,977
Contact Energy Ltd. (New Zealand)	39,784	191,004
Duke Energy Corp.(a)	4,836	441,092
Edison International	13,244	998,730
EDP - Energias de Portugal SA (Portugal)	40,774	176,702
Emera, Inc. (Canada)	2,276	97,785

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
Endesa SA (Spain)	3,527	$94,237
Enel SpA (Italy)	61,111	485,337
Entergy Corp.	3,749	449,130
Evergy, Inc.	3,627	236,081
Eversource Energy	15,578	1,325,221
Exelon Corp.	46,220	2,107,170
FirstEnergy Corp.	6,306	306,472
Fortis, Inc. (Canada)	27,182	1,127,847
Fortum OYJ (Finland)	2,599	64,146
HK Electric Investments & HK Electric Investments Ltd. (Hong Kong)	41,630	41,043
Hydro One Ltd. (Canada), 144A	4,188	80,886
Iberdrola SA (Spain)	52,108	538,070
IDACORP, Inc.	2,924	312,283
Kyushu Electric Power Co., Inc. (Japan)	4,229	36,634
Mercury NZ Ltd. (New Zealand)	16,706	56,784
NextEra Energy, Inc.	5,287	1,280,300
Okinawa Electric Power Co., Inc. (The) (Japan)	4,975	93,272
Orsted A/S (Denmark), 144A	4,703	486,890
Pinnacle West Capital Corp.	2,619	235,527
Power Assets Holdings Ltd. (Hong Kong)	14,631	107,055
PPL Corp.	8,952	321,198
Red Electrica Corp. SA (Spain)	2,829	56,969
Shikoku Electric Power Co., Inc. (Japan)	3,800	37,465
Southern Co. (The)	23,776	1,514,531
Spark Infrastructure Group (Australia)	173,209	254,424
SSE PLC (United Kingdom)	7,353	140,336
Terna Rete Elettrica Nazionale SpA (Italy)	133,024	888,652
Tohoku Electric Power Co., Inc. (Japan)	3,347	33,127
Verbund AG (Austria)	834	41,898
Xcel Energy, Inc.	7,255	460,620

		16,901,143

Electrical Equipment — 0.5%
ABB Ltd. (Switzerland)	3,338	80,759
AMETEK, Inc.	3,096	308,795
Eaton Corp. PLC	8,509	805,973
Emerson Electric Co.	5,641	430,183
Furukawa Electric Co. Ltd. (Japan)	3,000	76,801
Hubbell, Inc.	3,668	542,204
Huber + Suhner AG (Switzerland)	2,653	210,533
Johnson Electric Holdings Ltd. (Hong Kong)	30,500	69,698
Legrand SA (France)	2,631	214,642
Mersen SA (France)	688	26,390
Mitsubishi Electric Corp. (Japan)	2,845	38,671
Nidec Corp. (Japan)	31,462	4,291,378
Nitto Kogyo Corp. (Japan)	2,900	67,149
nVent Electric PLC	18,052	461,770
Prysmian SpA (Italy)	1,149	27,759
Rockwell Automation, Inc.	621	125,858
Schneider Electric SE (France)	63,598	6,534,822
Signify NV (Netherlands), 144A	21,465	671,388

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment (continued)
Sino-American Electronic Co. Ltd. (Taiwan)*^	1,183	$—
Tatsuta Electric Wire and Cable Co. Ltd. (Japan)	4,300	23,795
Tech Pro Technology Development Ltd. (Hong Kong)*^	731,600	9
TKH Group NV (Netherlands)	512	28,715
Toyo Tanso Co. Ltd. (Japan)	2,200	45,575
Ushio, Inc. (Japan)	4,700	69,591
Vestas Wind Systems A/S (Denmark)	848	85,502

		15,237,960

Electronic Equipment, Instruments & Components — 1.0%
Amphenol Corp. (Class A Stock)	1,902	205,853
Anxin-China Holdings Ltd. (Hong Kong)*^	196,000	—
CDW Corp.	1,104	157,695
Coherent, Inc.*	1,289	214,425
Dexerials Corp. (Japan)	3,100	31,184
FLIR Systems, Inc.	1,398	72,794
Halma PLC (United Kingdom)	88,244	2,487,440
Hamamatsu Photonics KK (Japan)	944	38,618
Hexagon AB (Sweden) (Class B Stock)	78,413	4,390,182
Hitachi High-Technologies Corp. (Japan)	2,260	159,526
Hitachi Ltd. (Japan)	5,241	220,790
Hosiden Corp. (Japan)	1,900	24,023
Ibiden Co. Ltd. (Japan)	33,000	783,792
II-VI, Inc.*	525	17,677
Ingenico Group SA (France)	470	51,048
Jabil, Inc.	37,254	1,539,708
Japan Aviation Electronics Industry Ltd. (Japan)	5,600	112,953
Keyence Corp. (Japan)	10,466	3,684,889
Keysight Technologies, Inc.*	53,705	5,511,744
Kyocera Corp. (Japan)	2,172	148,065
Littelfuse, Inc.	1,788	342,044
Macnica Fuji Electronics Holdings, Inc. (Japan)	2,100	35,908
Murata Manufacturing Co. Ltd. (Japan)	668	40,994
Mycronic AB (Sweden)	2,566	50,691
Nichicon Corp. (Japan)	1,500	15,599
Omron Corp. (Japan)	1,983	115,179
Restar Holdings Corp. (Japan)	3,800	70,386
Rogers Corp.*	1,267	158,033
Sanshin Electronics Co. Ltd. (Japan)	500	8,206
Shimadzu Corp. (Japan)	2,500	78,513
SYNNEX Corp.	2,012	259,146
Taiyo Yuden Co. Ltd. (Japan)	30,400	926,079
TDK Corp. (Japan)	48,900	5,509,574
TE Connectivity Ltd.	2,722	260,877
Trimble, Inc.*	7,062	294,415
Zebra Technologies Corp. (Class A Stock)*	1,937	494,787

		28,512,837

Energy Equipment & Services — 0.1%
Apergy Corp.*	7,629	257,708
TechnipFMC PLC (United Kingdom)	73,366	1,572,967

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Energy Equipment & Services (continued)
TGS NOPEC Geophysical Co. ASA (Norway)	1,632	$50,255

		1,880,930

Entertainment — 0.6%
Activision Blizzard, Inc.	2,125	126,268
Cinemark Holdings, Inc.	10,966	371,199
Daiichikosho Co. Ltd. (Japan)	6,500	340,818
DeNA Co. Ltd. (Japan)	187,200	3,017,751
Electronic Arts, Inc.*	36,862	3,963,034
Konami Holdings Corp. (Japan)	71,069	2,924,838
Live Nation Entertainment, Inc.*	2,358	168,526
Netflix, Inc.*	404	130,722
Nexon Co. Ltd. (Japan)*	2,678	35,527
Nintendo Co. Ltd. (Japan)	232	93,516
Square Enix Holdings Co. Ltd. (Japan)	811	40,371
Toho Co. Ltd. (Japan)	2,100	87,405
Ubisoft Entertainment SA (France)*	1,773	122,654
Vivendi SA (France)	3,675	106,396
Walt Disney Co. (The)	36,707	5,308,933
World Wrestling Entertainment, Inc. (Class A Stock)	513	33,278
Zynga, Inc. (Class A Stock)*	221,262	1,354,123

		18,225,359

Equity Real Estate Investment Trusts (REITs) — 2.1%
AEON REIT Investment Corp. (Japan)	163	222,984
Alexandria Real Estate Equities, Inc.	1,725	278,726
alstria office REIT-AG (Germany)	9,328	175,852
American Tower Corp.	36,478	8,383,374
Apartment Investment & Management Co. (Class A Stock)	3,025	156,241
Ascendas Real Estate Investment Trust (Singapore)	60,819	134,322
AvalonBay Communities, Inc.	1,701	356,700
Big Yellow Group PLC (United Kingdom)	1,281	20,392
Boston Properties, Inc.	1,408	194,107
British Land Co. PLC (The) (United Kingdom)	7,222	61,463
BWP Trust (Australia)	22,974	63,361
Canadian Apartment Properties REIT (Canada)	1,286	52,498
CapitaLand Commercial Trust (Singapore)	44,690	66,203
CapitaLand Mall Trust (Singapore)	21,984	40,208
Charter Hall Group (Australia)	81,465	633,990
Columbia Property Trust, Inc.	11,313	236,555
Covivio (France)	832	94,380
CPN Retail Growth Leasehold REIT (Thailand)	55,600	60,725
Crown Castle International Corp.	20,879	2,967,950
CubeSmart	61,792	1,945,212
CyrusOne, Inc.	5,902	386,168
Daiwa House REIT Investment Corp. (Japan)	45	117,421
Dexus (Australia)	6,066	49,989
Digital Realty Trust, Inc.(a)	2,551	305,457
Duke Realty Corp.	138,454	4,800,200

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Empire State Realty Trust, Inc. (Class A Stock)	22,981	$320,815
Equinix, Inc.	572	333,876
Equity LifeStyle Properties, Inc.	62,897	4,427,320
Equity Residential	4,652	376,440
Essex Property Trust, Inc.	665	200,072
Extra Space Storage, Inc.	12,900	1,362,498
Federal Realty Investment Trust	6,124	788,343
Frontier Real Estate Investment Corp. (Japan)	38	159,696
Gecina SA (France)	477	85,433
Goodman Group (Australia)	9,149	86,084
GPT Group (The) (Australia)	18,015	70,919
Great Portland Estates PLC (United Kingdom)	73,368	835,365
H&R Real Estate Investment Trust (Canada)	4,206	68,343
Hansteen Holdings PLC (United Kingdom)	162,183	250,100
Healthcare Realty Trust, Inc.	18,355	612,506
Healthpeak Properties, Inc.	5,973	205,889
Heiwa Real Estate REIT, Inc. (Japan)	123	153,656
Host Hotels & Resorts, Inc.	18,064	335,087
Hudson Pacific Properties, Inc.	10,366	390,280
ICADE (France)	605	65,914
Ichigo Office REIT Investment (Japan)	284	294,819
Invitation Homes, Inc.	158,726	4,757,018
Iron Mountain, Inc.	1,698	54,115
Is Gayrimenkul Yatirim Ortakligi A/S (Turkey)*	1	—
Japan Logistics Fund, Inc. (Japan)	102	260,178
Japan Prime Realty Investment Corp. (Japan)	26	114,164
Japan Real Estate Investment Corp. (Japan)	19	126,062
Japan Retail Fund Investment Corp. (Japan)	42	90,173
Kenedix Retail REIT Corp. (Japan)	91	231,548
Kimco Realty Corp.	9,157	189,641
Klepierre SA (France)	1,360	51,667
Land Securities Group PLC (United Kingdom)	5,086	66,848
Lar Espana Real Estate Socimi SA (Spain)	15,632	124,368
Link REIT (Hong Kong)	8,749	92,811
Mapletree Commercial Trust (Singapore)	37,742	67,098
MCUBS MidCity Investment Corp. (Japan)	108	117,247
Merlin Properties Socimi SA (Spain)	56,411	810,895
Mid-America Apartment Communities, Inc.	6,263	825,839
Mirvac Group (Australia)	58,533	130,644
National Retail Properties, Inc.	7,203	386,225
Nippon Building Fund, Inc. (Japan)	17	124,476
Nippon Prologis REIT, Inc. (Japan)	48	122,093
Nomura Real Estate Master Fund, Inc. (Japan)	73	124,551
Orix JREIT, Inc. (Japan)	59	128,045

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Pebblebrook Hotel Trust	11,151	$298,958
Premier Investment Corp. (Japan)	287	405,787
Prologis, Inc.	66,153	5,896,878
PS Business Parks, Inc.	1,827	301,218
Public Storage	1,173	249,802
Realty Income Corp.	3,902	287,304
Regency Centers Corp.	2,860	180,437
RioCan Real Estate Investment Trust (Canada)	3,357	69,180
RLJ Lodging Trust	17,801	315,434
Safestore Holdings PLC (United Kingdom)	46,335	495,104
SBA Communications Corp.	4,649	1,120,363
Scentre Group (Australia)	20,267	54,686
Schroder Real Estate Investment Trust Ltd. (United Kingdom)	22,832	16,728
Segro PLC (United Kingdom)	11,218	133,649
Sekisui House REIT, Inc. (Japan)	507	425,993
Simon Property Group, Inc.	1,558	232,080
SITE Centers Corp.	21,763	305,117
SL Green Realty Corp.	1,986	182,474
SmartCentres Real Estate Investment Trust (Canada)	1,889	45,401
STAG Industrial, Inc.	9,707	306,450
Stockland (Australia)	33,742	109,371
STORE Capital Corp.	84,361	3,141,604
Sun Communities, Inc.	25,998	3,902,300
Suntec Real Estate Investment Trust (Singapore)	21,632	29,615
Tritax Big Box REIT PLC (United Kingdom)	7,661	15,112
UDR, Inc.	3,432	160,274
Unibail-Rodamco-Westfield (France)	382	60,312
United Urban Investment Corp. (Japan)	61	114,370
Ventas, Inc.	3,727	215,197
Vicinity Centres (Australia)	25,826	45,201
Viva Energy REIT (Australia)	30,449	56,920
Vornado Realty Trust	2,075	137,988
Welltower, Inc.	4,202	343,640
Weyerhaeuser Co.	2,296	69,339
Workspace Group PLC (United Kingdom)	3,524	55,617

		62,003,542

Food & Staples Retailing — 1.2%
Aeon Co. Ltd. (Japan)	3,526	72,757
Ain Holdings, Inc. (Japan)	300	19,091
Alimentation Couche-Tard, Inc. (Canada) (Class B Stock)	166,600	5,287,117
Arcs Co. Ltd. (Japan)	1,300	27,396
Carrefour SA (France)	11,490	192,627
cocokara fine, Inc. (Japan)	200	11,603
Coles Group Ltd. (Australia)	28,498	296,926
Costco Wholesale Corp.	24,837	7,300,091
Dairy Farm International Holdings Ltd. (Hong Kong)	35,992	205,232
Empire Co. Ltd. (Canada) (Class A Stock)	9,915	232,575
FamilyMart Co. Ltd. (Japan)	1,408	33,838

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (continued)
G-7 Holdings, Inc. (Japan)	1,000	$22,311
George Weston Ltd. (Canada)	1,391	110,354
Grocery Outlet Holding Corp.*	2,157	69,995
ICA Gruppen AB (Sweden)	1,657	77,252
J Sainsbury PLC (United Kingdom)	42,292	128,894
Jeronimo Martins SGPS SA (Portugal)	7,722	127,182
Koninklijke Ahold Delhaize NV (Netherlands)	18,444	461,028
Kroger Co. (The)	24,330	705,327
Lawson, Inc. (Japan)	1,347	76,443
Loblaw Cos. Ltd. (Canada)	3,704	191,112
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	9,400	363,647
Metcash Ltd. (Australia)	77,220	139,018
METRO AG (Germany)	2,965	47,460
Metro, Inc. (Canada)	3,100	127,934
Nihon Chouzai Co. Ltd. (Japan)	3,100	108,580
Seven & i Holdings Co. Ltd. (Japan)	7,984	292,822
Sugi Holdings Co. Ltd. (Japan)	7,800	411,622
Sundrug Co. Ltd. (Japan)	4,468	161,656
Sysco Corp.	6,428	549,851
Tesco PLC (United Kingdom)	76,241	257,989
Tsuruha Holdings, Inc. (Japan)	1,522	195,461
US Foods Holding Corp.*	42,302	1,772,031
Walgreens Boots Alliance, Inc.	97,480	5,747,421
Walmart, Inc.	15,608	1,854,855
Welcia Holdings Co. Ltd. (Japan)	4,304	273,854
Wm Morrison Supermarkets PLC (United Kingdom)	48,412	128,124
Woolworths Group Ltd. (Australia)	206,448	5,242,518

		33,323,994

Food Products — 0.4%
Ajinomoto Co., Inc. (Japan)	7,371	122,767
Archer-Daniels-Midland Co.	4,122	191,055
Asian Citrus Holdings Ltd. (China)*^	287,000	4
Associated British Foods PLC (United Kingdom)	4,524	156,301
Austevoll Seafood ASA (Norway)	9,388	96,354
Barry Callebaut AG (Switzerland)	20	44,184
Bunge Ltd.	5,043	290,225
Calbee, Inc. (Japan)	4,864	158,623
Campbell Soup Co.(a)	3,611	178,456
China Fishery Group Ltd. (Hong Kong)*^	89,500	—
China Huishan Dairy Holdings Co. Ltd. (China)*^	209,000	—
Chocoladefabriken Lindt & Spruengli AG (Switzerland), (SGMX)	10	77,606
Chocoladefabriken Lindt & Spruengli AG (Switzerland), (XEQT)	1	88,205
Cloetta AB (Sweden) (Class B Stock)	2,129	7,203
Conagra Brands, Inc.	7,617	260,806
Danone SA (France)	5,212	432,792
Fuji Oil Holdings, Inc. (Japan)	6,100	164,053
General Mills, Inc.	9,357	501,161
Golden Agri-Resources Ltd. (Singapore)	208,300	36,422
Grieg Seafood ASA (Norway)	909	14,529

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Hershey Co. (The)	2,603	$382,589
Hormel Foods Corp.	3,357	151,434
Inghams Group Ltd. (Australia)	35,035	82,769
J.M. Smucker Co. (The)	3,998	416,312
J-Oil Mills, Inc. (Japan)	600	23,791
Kellogg Co.	2,035	140,741
Kerry Group PLC (Ireland) (Class A Stock)	1,139	142,016
Kewpie Corp. (Japan)	700	15,734
Kikkoman Corp. (Japan)	1,620	79,499
Lamb Weston Holdings, Inc.	3,563	306,525
Leroy Seafood Group ASA (Norway)	19,625	130,431
McCormick & Co., Inc.(a)	1,804	306,193
MEIJI Holdings Co. Ltd. (Japan)	1,500	101,497
Mondelez International, Inc. (Class A Stock)	10,505	578,615
Mowi ASA (Norway)	2,521	65,447
Nestle SA (Switzerland)	19,456	2,106,178
NH Foods Ltd. (Japan)	1,917	79,350
Nippon Flour Mills Co. Ltd. (Japan)	6,000	92,700
Nisshin Oillio Group Ltd. (The) (Japan)	3,500	121,217
Nissin Foods Holdings Co. Ltd. (Japan)	437	32,445
Nomad Foods Ltd. (United Kingdom)*	23,000	514,510
Orkla ASA (Norway)	6,713	68,039
Post Holdings, Inc.*	2,882	314,426
Prima Meat Packers Ltd. (Japan)	1,900	44,150
Salmar ASA (Norway)	6,921	354,283
Saputo, Inc. (Canada)	2,421	74,948
Tenwow International Holdings Ltd. (China)*^	119,000	1,165
Tongaat Hulett Ltd. (South Africa)*^	8,260	5,475
Toyo Suisan Kaisha Ltd. (Japan)	1,600	67,973
Tyson Foods, Inc. (Class A Stock)	6,227	566,906
Vitasoy International Holdings Ltd. (Hong Kong)	64,441	234,228
Warabeya Nichiyo Holdings Co. Ltd. (Japan)	400	6,383
WH Group Ltd. (Hong Kong), 144A	1,577,792	1,634,099
Wilmar International Ltd. (Singapore)	80,757	247,577
Yakult Honsha Co. Ltd. (Japan)	885	48,777
Yamazaki Baking Co. Ltd. (Japan)	7,223	128,767

		12,487,935

Gas Utilities — 0.2%
APA Group (Australia)	8,320	64,961
Atmos Energy Corp.	15,669	1,752,734
China Gas Holdings Ltd. (China)	46,200	172,997
Enagas SA (Spain)	1,130	28,829
ENN Energy Holdings Ltd. (China)	48,600	532,142
Hong Kong & China Gas Co. Ltd. (Hong Kong)	555,883	1,086,824
K&O Energy Group, Inc. (Japan)	1,500	22,471
Naturgy Energy Group SA (Spain)	3,072	77,449
ONE Gas, Inc.	2,714	253,949
Osaka Gas Co. Ltd. (Japan)	2,541	48,634
Snam SpA (Italy)	24,427	128,530
Tokyo Gas Co. Ltd. (Japan)	2,304	55,950

COMMON STOCKS (continued)	Shares	Value
Gas Utilities (continued)
Towngas China Co. Ltd. (China)*	318,000	$220,247

		4,445,717

Health Care Equipment & Supplies — 1.7%
Abbott Laboratories	57,687	5,010,693
ABIOMED, Inc.*	1,038	177,072
Alcon, Inc. (Switzerland)*	2,476	140,063
Align Technology, Inc.*	29,654	8,274,652
Ansell Ltd. (Australia)	18,044	367,859
Arjo AB (Sweden) (Class B Stock)	20,996	100,968
Asahi Intecc Co. Ltd. (Japan)	4,353	127,259
Avanos Medical, Inc.*	4,784	161,221
Baxter International, Inc.	4,690	392,178
Becton, Dickinson & Co.	8,215	2,234,234
BioMerieux (France)	1,567	139,589
Boston Scientific Corp.*	156,412	7,072,951
Carl Zeiss Meditec AG (Germany)	336	43,033
Cochlear Ltd. (Australia)	1,688	266,868
Coloplast A/S (Denmark) (Class B Stock)	1,556	192,877
CONMED Corp.	3,011	336,720
Cooper Cos., Inc. (The)	1,913	614,628
Danaher Corp.	2,852	437,725
Demant A/S (Denmark)*	1,107	34,868
DENTSPLY SIRONA, Inc.	19,072	1,079,285
DexCom, Inc.*	1,277	279,331
Edwards Lifesciences Corp.*	6,854	1,598,970
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	2,796	41,723
Getinge AB (Sweden) (Class B Stock)	21,376	396,888
Globus Medical, Inc. (Class A Stock)*	4,707	277,148
GN Store Nord A/S (Denmark)	14,417	678,141
Hill-Rom Holdings, Inc.	4,078	462,975
Hogy Medical Co. Ltd. (Japan)	5,000	163,903
Hologic, Inc.*	6,736	351,687
Hoya Corp. (Japan)	64,243	6,143,667
IDEXX Laboratories, Inc.*	1,087	283,848
Integra LifeSciences Holdings Corp.*	5,439	316,985
Koninklijke Philips NV (Netherlands)	6,580	321,785
Masimo Corp.*	1,563	247,048
Medtronic PLC	6,995	793,583
Menicon Co. Ltd. (Japan)	800	33,564
Nikkiso Co. Ltd. (Japan)	7,600	99,378
NuVasive, Inc.*	4,963	383,838
Olympus Corp. (Japan)	102,100	1,595,879
Paramount Bed Holdings Co. Ltd. (Japan)	1,600	66,705
Pihsiang Machinery Manufacturing Co. Ltd. (Taiwan)*^	6,000	—
ResMed, Inc.	1,176	182,245
Siemens Healthineers AG (Germany), 144A	670	32,227
Smith & Nephew PLC (United Kingdom)	11,882	289,384
Sonova Holding AG (Switzerland)	21,886	5,008,024
STERIS PLC	2,657	404,980
Straumann Holding AG (Switzerland)	180	176,880
Stryker Corp.	2,109	442,763
Sysmex Corp. (Japan)	1,338	91,277

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Teleflex, Inc.	808	$304,164
Terumo Corp. (Japan)	2,277	80,952
Varian Medical Systems, Inc.*	628	89,182
West Pharmaceutical Services, Inc.	1,664	250,149
Zimmer Biomet Holdings, Inc.	1,058	158,361

		49,252,377

Health Care Providers & Services — 0.9%
Acadia Healthcare Co., Inc.*	9,564	317,716
Alfresa Holdings Corp. (Japan)	1,162	23,578
AmerisourceBergen Corp.	1,215	103,299
AMN Healthcare Services, Inc.*	3,653	227,618
Anthem, Inc.	21,722	6,560,696
Cardinal Health, Inc.	715	36,165
Centene Corp.*(a)	585	36,779
Cigna Corp.	7,204	1,473,146
CVS Health Corp.	13,137	975,948
DaVita, Inc.*	4,686	351,591
Estia Health Ltd. (Australia)	9,291	15,864
Fresenius Medical Care AG & Co. KGaA (Germany)	1,926	143,008
Fresenius SE & Co. KGaA (Germany)	2,439	137,625
Harmonicare Medical Holdings Ltd. (China), 144A*^	20,000	3,164
HCA Healthcare, Inc.	39,517	5,841,008
Henry Schein, Inc.*	2,929	195,423
Humana, Inc.	5,017	1,838,831
Laboratory Corp. of America Holdings*	670	113,344
McKesson Corp.	3,363	465,170
Medipal Holdings Corp. (Japan)	1,736	38,263
Miraca Holdings, Inc. (Japan)	800	19,620
Molina Healthcare, Inc.*	4,359	591,473
Quest Diagnostics, Inc.	1,168	124,731
Ramsay Health Care Ltd. (Australia)	732	37,220
Sonic Healthcare Ltd. (Australia)	3,437	69,359
Suzuken Co. Ltd. (Japan)	722	29,406
Toho Holdings Co. Ltd. (Japan)	6,500	144,093
UnitedHealth Group, Inc.	4,550	1,337,609
Universal Health Services, Inc. (Class B Stock)	31,387	4,502,779

		25,754,526

Health Care Technology — 0.0%
Cerner Corp.	4,494	329,815
CompuGroup Medical SE (Germany)	5,377	386,463
HMS Holdings Corp.*	6,373	188,641
M3, Inc. (Japan)	2,642	79,639
Pro Medicus Ltd. (Australia)	7,116	112,046

		1,096,604

Hotels, Restaurants & Leisure — 0.7%
Accor SA (France)	644	30,182
Aramark	6,989	303,323
Aristocrat Leisure Ltd. (Australia)	3,945	93,466
bet-at-home.com AG (Germany)	217	12,950
Boyd Gaming Corp.	11,820	353,891
Cafe de Coral Holdings Ltd. (Hong Kong)	34,000	80,493

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Chipotle Mexican Grill, Inc.*	3,092	$2,588,344
Compass Group PLC (United Kingdom)	11,537	289,478
Darden Restaurants, Inc.(a)	1,058	115,333
Domino’s Pizza, Inc.	10,585	3,109,661
Dunkin’ Brands Group, Inc.	1,224	92,461
Eldorado Resorts, Inc.*	4,715	281,203
Flight Centre Travel Group Ltd. (Australia)	7,861	243,177
Gamenet Group SpA (Italy), 144A	1,996	29,105
Greggs PLC (United Kingdom)	9,348	284,910
Hilton Worldwide Holdings, Inc.	1,835	203,520
InterContinental Hotels Group PLC (United Kingdom)	3,331	230,189
KOMEDA Holdings Co. Ltd. (Japan)	5,600	109,178
Kyoritsu Maintenance Co. Ltd. (Japan)	200	9,487
Las Vegas Sands Corp.	24,479	1,690,030
LeoVegas AB (Sweden), 144A	2,563	8,088
Marriott International, Inc. (Class A Stock)	727	110,090
Marriott Vacations Worldwide Corp.	5,469	704,188
McDonald’s Corp.	3,179	628,202
McDonald’s Holdings Co. Japan Ltd. (Japan)	859	41,377
Melco International Development Ltd. (Hong Kong)	125,000	352,267
MGM Resorts International	140,195	4,664,288
NetEnt AB (Sweden)*	38,669	106,873
Oriental Land Co. Ltd. (Japan)	1,090	148,741
Playtech PLC (United Kingdom)	28,002	147,472
Restaurant Brands International, Inc. (Canada)	833	53,102
Round One Corp. (Japan)	2,500	24,209
Sodexo SA (France)	1,242	147,151
SSP Group PLC (United Kingdom)	41,753	361,321
St. Marc Holdings Co. Ltd. (Japan)	1,800	38,522
Starbucks Corp.	5,851	514,420
Stars Group, Inc. (The) (Canada)*	1,900	49,587
Tabcorp Holdings Ltd. (Australia)	13,506	42,915
Tokyo Dome Corp. (Japan)	34,600	344,444
Tokyotokeiba Co. Ltd. (Japan)	500	15,747
Vail Resorts, Inc.	769	184,429
Wendy’s Co. (The)	6,991	155,270
Wynn Macau Ltd. (Macau)	60,128	146,787
Yum! Brands, Inc.	4,633	466,682

		19,606,553

Household Durables — 0.6%
Barratt Developments PLC (United Kingdom)	89,941	893,478
Bellway PLC (United Kingdom)	15,147	764,373
Berkeley Group Holdings PLC (United Kingdom)	2,928	188,412
Bovis Homes Group PLC (United Kingdom)	7,222	130,216
Breville Group Ltd. (Australia)	12,025	147,692
Casio Computer Co. Ltd. (Japan)	2,129	42,633
D.R. Horton, Inc.	88,963	4,692,798
De’ Longhi SpA (Italy)	1,997	41,890

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Household Durables (continued)
Electrolux AB (Sweden) (Class B Stock)	2,284	$56,032
Forbo Holding AG (Switzerland)	96	163,453
Foster Electric Co. Ltd. (Japan)	1,600	28,104
Garmin Ltd.	1,728	168,584
Husqvarna AB (Sweden) (Class B Stock)	5,276	42,250
Iida Group Holdings Co. Ltd. (Japan)	2,580	45,239
JVCKENWOOD Corp. (Japan)	58,500	146,397
Kaufman & Broad SA (France)	2,429	100,931
KB Home	7,715	264,393
Lennar Corp. (Class A Stock)	15,911	887,675
Midea Group Co. Ltd. (China) (Class A Stock)	11,493	96,352
Neinor Homes SA (Spain), 144A*	4,901	60,531
Nobia AB (Sweden)	5,689	42,430
NVR, Inc.*	20	76,168
Panasonic Corp. (Japan)	4,396	41,234
PulteGroup, Inc.	2,374	92,111
Redrow PLC (United Kingdom)	56,121	555,092
Rinnai Corp. (Japan)	700	54,674
SEB SA (France)	680	101,069
Sekisui Chemical Co. Ltd. (Japan)	3,050	52,966
Sekisui House Ltd. (Japan)	213,326	4,566,413
Sony Corp. (Japan)	44,589	3,030,751
Starts Corp., Inc. (Japan)	4,800	122,318
Tama Home Co. Ltd. (Japan)	2,300	34,854
Tamron Co. Ltd. (Japan)	1,200	27,582
Taylor Wimpey PLC (United Kingdom)	11,256	29,002
Token Corp. (Japan)	200	13,473
TomTom NV (Netherlands)*	13,818	146,060
TopBuild Corp.*	3,771	388,715

		18,336,345

Household Products — 0.3%
Church & Dwight Co., Inc.	3,555	250,059
Clorox Co. (The)	1,841	282,667
Colgate-Palmolive Co.	7,903	544,043
Essity AB (Sweden) (Class B Stock)	5,635	181,150
Henkel AG & Co. KGaA (Germany)	1,313	124,147
Kimberly-Clark Corp.	2,483	341,537
Lion Corp. (Japan)	4,325	84,138
Pigeon Corp. (Japan)	4,161	152,872
Procter & Gamble Co. (The)	15,942	1,991,156
Reckitt Benckiser Group PLC (United Kingdom)	63,428	5,150,475
Spectrum Brands Holdings, Inc.	2,477	159,246
Unicharm Corp. (Japan)	698	23,623
WD-40 Co.	156	30,286

		9,315,399

Independent Power & Renewable Electricity Producers — 0.2%
AES Corp.	297,970	5,929,603
Cikarang Listrindo Tbk PT (Indonesia), 144A	41,900	3,019
Drax Group PLC (United Kingdom)	8,745	36,402
Electric Power Development Co. Ltd. (Japan)	1,097	26,596
eRex Co. Ltd. (Japan)	1,700	28,335

COMMON STOCKS (continued)	Shares	Value
Independent Power & Renewable Electricity Producers (continued)
Meridian Energy Ltd. (New Zealand)	19,879	$66,920
NRG Energy, Inc.	8,922	354,650
TransAlta Corp. (Canada)	63,100	450,940
Uniper SE (Germany)	3,167	104,895

		7,001,360

Industrial Conglomerates — 0.3%
3M Co.	2,648	467,160
Alarko Holding A/S (Turkey)	1	1
Carlisle Cos., Inc.	2,773	448,782
CK Hutchison Holdings Ltd. (United Kingdom)	28,621	273,137
DCC PLC (United Kingdom)	578	50,190
Enka Insaat ve Sanayi A/S (Turkey)	1	—
General Electric Co.	7,113	79,381
Honeywell International, Inc.	32,585	5,767,545
Jardine Matheson Holdings Ltd. (Hong Kong)	863	47,959
Jardine Strategic Holdings Ltd. (Hong Kong)	2,632	80,589
Keihan Holdings Co. Ltd. (Japan)	1,229	59,645
Nolato AB (Sweden) (Class B Stock)	3,131	183,069
Rheinmetall AG (Germany)	5,932	683,102
Roper Technologies, Inc.	894	316,682
Shun Tak Holdings Ltd. (Hong Kong)	56,000	26,785
Siemens AG (Germany)	3,555	465,845
Smiths Group PLC (United Kingdom)	2,412	54,130
Toshiba Corp. (Japan)	12,632	429,224

		9,433,226

Insurance — 2.0%
Admiral Group PLC (United Kingdom)	13,023	398,275
Aegon NV (Netherlands)	36,286	165,837
Aflac, Inc.	5,026	265,875
Ageas (Belgium)	2,091	123,701
AIA Group Ltd. (Hong Kong)	657,443	6,910,033
Allianz SE (Germany)	2,572	630,363
Allstate Corp. (The)	2,289	257,398
American Financial Group, Inc.	3,920	429,828
American International Group, Inc.	2,597	133,304
Aon PLC	4,373	910,852
Arthur J Gallagher & Co.	2,606	248,169
ASR Nederland NV (Netherlands)	17,022	638,617
Assicurazioni Generali SpA (Italy)	17,142	353,891
Assurant, Inc.	1,309	171,584
Athene Holding Ltd. (Class A Stock)*	35,465	1,667,919
Aviva PLC (United Kingdom)	596,067	3,325,050
AXA SA (France)	8,643	243,533
Baloise Holding AG (Switzerland)	652	117,902
Brighthouse Financial, Inc.*	2,664	104,509
Brown & Brown, Inc.	10,902	430,411
Chubb Ltd.	2,349	365,645
Cincinnati Financial Corp.	3,250	341,738
CNP Assurances (France)	8,141	162,032
Coface SA (France)*	10,112	124,765
Dai-ichi Life Holdings, Inc. (Japan)	2,766	45,684
Direct Line Insurance Group PLC (United Kingdom)	14,231	58,999
Everest Re Group Ltd.	689	190,743

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Fairfax Financial Holdings Ltd. (Canada)	119	$55,877
Gjensidige Forsikring ASA (Norway)	11,692	245,116
Globe Life, Inc.	4,734	498,253
Great-West Lifeco, Inc. (Canada)	5,300	135,750
Grupo Catalana Occidente SA (Spain)	204	7,141
Hannover Rueck SE (Germany)	934	180,733
Hanover Insurance Group, Inc. (The)	3,038	415,203
Harel Insurance Investments & Financial Services Ltd. (Israel)	2,015	15,750
Hartford Financial Services Group, Inc. (The)	4,024	244,538
Helvetia Holding AG (Switzerland)	3,757	531,399
iA Financial Corp., Inc. (Canada)	2,604	143,039
Insurance Australia Group Ltd. (Australia)	17,313	93,075
Intact Financial Corp. (Canada)	1,300	140,577
Japan Post Holdings Co. Ltd. (Japan)	23,664	222,342
Japan Post Insurance Co. Ltd. (Japan)	2,194	37,218
Kemper Corp.	5,137	398,117
Legal & General Group PLC (United Kingdom)	81,520	329,751
Lincoln National Corp.	2,278	134,425
Loews Corp.	2,872	150,751
Manulife Financial Corp. (Canada)	10,477	212,679
Mapfre SA (Spain)	12,442	32,968
Marsh & McLennan Cos., Inc.	47,185	5,256,881
Medibank Private Ltd. (Australia)	25,052	55,540
MetLife, Inc.	7,303	372,234
MS&AD Insurance Group Holdings, Inc. (Japan)	4,021	132,696
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	17,748	5,235,531
NN Group NV (Netherlands)(a)	5,810	220,577
Poste Italiane SpA (Italy), 144A	10,031	113,734
Power Corp. of Canada (Canada)	8,818	227,147
Power Financial Corp. (Canada)	7,710	207,452
Primerica, Inc.	2,482	324,050
Progressive Corp. (The)	51,346	3,716,937
Prudential PLC (United Kingdom)	8,072	155,349
QBE Insurance Group Ltd. (Australia)	14,486	130,866
Reinsurance Group of America, Inc.	6,712	1,094,459
RSA Insurance Group PLC (United Kingdom)	8,782	65,876
Sampo OYJ (Finland) (Class A Stock)	1,382	60,341
SCOR SE (France)	97,037	4,073,487
Societa Cattolica di Assicurazioni SC (Italy)	6,353	51,871
Sompo Holdings, Inc. (Japan)	664	26,027
Sony Financial Holdings, Inc. (Japan)	2,400	57,506
Storebrand ASA (Norway)	23,324	183,489
Sun Life Financial, Inc. (Canada)	5,692	259,538
Suncorp Group Ltd. (Australia)	15,622	142,084
Swiss Life Holding AG (Switzerland)	9,663	4,852,910
Swiss Re AG (Switzerland)	31,955	3,588,197
Tokio Marine Holdings, Inc. (Japan)	3,136	174,918
Travelers Cos., Inc. (The)	1,809	247,743
Tryg A/S (Denmark)	3,231	95,807

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Unipol Gruppo SpA (Italy)	32,485	$186,057
UNIQA Insurance Group AG (Austria)	5,540	57,256
Unum Group	69,469	2,025,716
W.R. Berkley Corp.	5,428	375,075
Willis Towers Watson PLC	1,253	253,031
Zurich Insurance Group AG (Switzerland)	872	357,703

		57,419,444

Interactive Media & Services — 1.5%
Alphabet, Inc. (Class A Stock)*	13,837	18,533,139
Alphabet, Inc. (Class C Stock)*	6,914	9,244,156
Auto Trader Group PLC (United Kingdom), 144A	49,911	393,673
carsales.com Ltd. (Australia)	7,853	91,710
Facebook, Inc. (Class A Stock)*	71,495	14,674,349
Kakaku.com, Inc. (Japan)	11,122	282,779
LINE Corp. (Japan)*	850	41,655
Match Group, Inc.*(a)	8,641	709,513
New Work SE (Germany)	180	58,890
REA Group Ltd. (Australia)	1,807	131,213

		44,161,077

Internet & Direct Marketing Retail — 1.0%
Amazon.com, Inc.*	10,956	20,244,935
boohoo Group PLC (United Kingdom)*	114,909	453,743
Booking Holdings, Inc.*	247	507,271
eBay, Inc.	144,478	5,217,101
Expedia Group, Inc.	2,553	276,081
Moneysupermarket.com Group PLC (United Kingdom)	44,351	194,458
Ocado Group PLC (United Kingdom)*	16,140	273,975
On the Beach Group PLC (United Kingdom), 144A	6,544	42,318
Prosus NV (China)*	1,541	115,234
Rakuten, Inc. (Japan)	3,988	34,016
Takkt AG (Germany)	5,969	84,651
Zalando SE (Germany), 144A*	5,144	260,866
ZOZO, Inc. (Japan)	13,433	256,775

		27,961,424

IT Services — 1.8%
Accenture PLC (Class A Stock)	6,866	1,445,774
Adyen NV (Netherlands), 144A*	35	28,717
Akamai Technologies, Inc.*	948	81,888
Alliance Data Systems Corp.	5,236	587,479
Amadeus IT Group SA (Spain)	2,910	237,885
Argo Graphics, Inc. (Japan)	3,300	102,441
Atos SE (France)	5,162	431,398
Automatic Data Processing, Inc.	4,750	809,875
Booz Allen Hamilton Holding Corp.	5,068	360,487
Broadridge Financial Solutions, Inc.	1,584	195,687
CACI International, Inc. (Class A Stock)*	3,406	851,466
CANCOM SE (Germany)	1,927	114,457
Capgemini SE (France)	582	71,110
CGI, Inc. (Canada)*	24,342	2,037,076

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Cognizant Technology Solutions Corp. (Class A Stock)	9,527	$590,865
Computacenter PLC (United Kingdom)	5,433	127,564
Computershare Ltd. (Australia)	2,326	27,427
DTS Corp. (Japan)	6,300	146,628
DXC Technology Co.	29,812	1,120,633
Fidelity National Information Services, Inc.	3,486	484,868
Fiserv, Inc.*	3,842	444,250
FleetCor Technologies, Inc.*	876	252,043
Fujitsu Ltd. (Japan)	62,183	5,847,774
Gartner, Inc.*	770	118,657
Global Payments, Inc.	1,714	312,908
GMO Payment Gateway, Inc. (Japan)	494	33,862
Ines Corp. (Japan)	9,300	116,467
International Business Machines Corp.	6,531	875,415
Itochu Techno-Solutions Corp. (Japan)	1,686	47,539
Jack Henry & Associates, Inc.	875	127,461
Kanematsu Electronics Ltd. (Japan)	4,400	146,968
KBR, Inc.	10,767	328,394
Leidos Holdings, Inc.	8,434	825,604
Mastercard, Inc. (Class A Stock)	4,011	1,197,644
Mitsubishi Research Institute, Inc. (Japan)	9,000	355,804
NEC Networks & System Integration Corp. (Japan)	5,000	177,180
NET One Systems Co. Ltd. (Japan)	6,900	176,526
Nihon Unisys Ltd. (Japan)	16,100	503,846
Nomura Research Institute Ltd. (Japan)	117,569	2,517,004
NS Solutions Corp. (Japan)	7,400	243,052
NSD Co. Ltd. (Japan)	1,000	16,466
NTT Data Corp. (Japan)	286,400	3,839,627
Obic Co. Ltd. (Japan)	400	53,912
Otsuka Corp. (Japan)	1,000	40,014
Paychex, Inc.	3,384	287,843
PayPal Holdings, Inc.*	46,300	5,008,271
Reply SpA (Italy)	780	60,849
SCSK Corp. (Japan)	5,100	264,897
Shopify, Inc. (Canada) (Class A Stock)*	307	122,062
TIS, Inc. (Japan)	25,000	1,468,534
Transcosmos, Inc. (Japan)	2,600	70,518
VeriSign, Inc.*	25,706	4,953,032
Visa, Inc. (Class A Stock)(a)	54,635	10,265,916
Western Union Co. (The)	9,402	251,786
Wix.com Ltd. (Israel)*	248	30,350

		51,236,200

Leisure Products — 0.1%
Bandai Namco Holdings, Inc. (Japan)	2,200	133,571
Beneteau SA (France)	1,951	23,763
Brunswick Corp.	4,606	276,268
Games Workshop Group PLC (United Kingdom)	1,366	110,604
Hasbro, Inc.	1,838	194,111
Heiwa Corp. (Japan)	3,700	77,461
Polaris, Inc.	3,612	367,340
Sankyo Co. Ltd. (Japan)	846	28,044
Shimano, Inc. (Japan)	205	33,362
Universal Entertainment Corp. (Japan)	3,600	122,453

COMMON STOCKS (continued)	Shares	Value
Leisure Products (continued)
Yamaha Corp. (Japan)	422	$23,426
YETI Holdings, Inc.*	6,775	235,635

		1,626,038

Life Sciences Tools & Services — 0.4%
Bio-Rad Laboratories, Inc. (Class A Stock)*	1,688	624,611
Biotage AB (Sweden)	3,464	46,389
Charles River Laboratories International, Inc.*	3,232	493,720
CMIC Holdings Co. Ltd. (Japan)	2,000	33,954
EPS Holdings, Inc. (Japan)	3,000	38,213
Evotec SE (Germany)*(a)	13,182	344,063
Gerresheimer AG (Germany)	5,506	428,747
IQVIA Holdings, Inc.*	14,332	2,214,437
Lonza Group AG (Switzerland)*	190	69,330
Mettler-Toledo International, Inc.*	3,894	3,089,032
PerkinElmer, Inc.	3,965	385,001
PRA Health Sciences, Inc.*	4,890	543,523
QIAGEN NV, (NYSE)*	11,082	374,572
QIAGEN NV, (TRQX)*	1,360	46,513
Sartorius Stedim Biotech (France)	2,242	371,983
Siegfried Holding AG (Switzerland)*	376	182,181
Syneos Health, Inc.*	5,154	306,534
Tecan Group AG (Switzerland)	2,549	716,227
Thermo Fisher Scientific, Inc.	2,394	777,739
Waters Corp.*(a)	651	152,106

		11,238,875

Machinery — 0.5%
Alstom SA (France)	958	45,513
ANDRITZ AG (Austria)	2,246	97,069
Atlas Copco AB (Sweden) (Class A Stock)	4,387	174,934
Atlas Copco AB (Sweden) (Class B Stock)	3,082	106,986
Bando Chemical Industries Ltd. (Japan)	800	6,755
Biesse SpA (Italy)	5,093	85,088
Bodycote PLC (United Kingdom)	11,975	151,059
Bucher Industries AG (Switzerland)	1,705	598,512
Caterpillar, Inc.	789	116,519
Construcciones y Auxiliar de Ferrocarriles SA (Spain)	1,319	60,729
Conzzeta AG (Switzerland)	50	59,691
Cummins, Inc.	3,746	670,384
Daiwa Industries Ltd. (Japan)	4,800	53,470
Deere & Co.	265	45,914
Deutz AG (Germany)	20,869	131,033
Donaldson Co., Inc.	4,398	253,413
Dover Corp.	2,769	319,155
Epiroc AB (Sweden) (Class A Stock)	4,764	58,105
Epiroc AB (Sweden) (Class B Stock)	4,013	47,516
FANUC Corp. (Japan)	187	34,538
Fortive Corp.	3,149	240,552
Gardner Denver Holdings, Inc.*	12,434	456,079
Georg Fischer AG (Switzerland)	173	176,003
Glory Ltd. (Japan)	5,200	157,136
Graco, Inc.	7,880	409,760

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Hisaka Works Ltd. (Japan)	2,400	$22,205
Hoshizaki Corp. (Japan)	287	25,597
IDEX Corp.	2,693	463,196
Illinois Tool Works, Inc.	2,512	451,231
IMI PLC (United Kingdom)	13,050	204,168
Ingersoll-Rand PLC	2,953	392,513
ITT, Inc.	5,019	370,954
Kardex AG (Switzerland)	1,606	271,236
Kennametal, Inc.	6,527	240,781
KION Group AG (Germany)	1,088	75,168
Knorr-Bremse AG (Germany)	1,965	201,087
Kone OYJ (Finland) (Class B Stock)	2,214	144,647
Konecranes OYJ (Finland)	510	15,682
Kyokuto Kaihatsu Kogyo Co. Ltd. (Japan)	6,600	96,852
Makino Milling Machine Co. Ltd. (Japan)	2,300	104,629
Metso OYJ (Finland)	933	36,811
MISUMI Group, Inc. (Japan)	6,115	151,537
Mitsubishi Heavy Industries Ltd. (Japan)	1,393	54,091
Mitsuboshi Belting Ltd. (Japan)	1,500	28,783
Miura Co. Ltd. (Japan)	900	31,146
NGK Insulators Ltd. (Japan)	2,560	44,455
Noritake Co. Ltd./Nagoya Japan (Japan)	3,900	166,335
Norma Group SE (Germany)	1,677	71,734
OC Oerlikon Corp. AG (Switzerland)	24,254	284,983
Organo Corp. (Japan)	1,200	73,802
PACCAR, Inc.	10,428	824,855
Parker-Hannifin Corp.	287	59,070
Pentair PLC	3,058	140,270
RBC Bearings, Inc.*	1,090	172,591
Rexnord Corp.*	12,174	397,116
Rotork PLC (United Kingdom)	76,056	337,512
Ryobi Ltd. (Japan)	1,300	23,147
Sandvik AB (Sweden)	2,268	44,171
Schindler Holding AG (Switzerland)	110	26,953
Schindler Holding AG (Switzerland), (Part. Cert.)	122	31,017
Shinmaywa Industries Ltd. (Japan)	3,500	47,480
Sintokogio Ltd. (Japan)	6,700	64,782
SKF AB (Sweden) (Class B Stock)	1,519	30,689
SMC Corp. (Japan)	65	29,658
Snap-on, Inc.	1,560	264,264
Spirax-Sarco Engineering PLC (United Kingdom)	582	68,562
Stanley Black & Decker, Inc.	1,037	171,872
Takeuchi Manufacturing Co. Ltd. (Japan)	1,900	28,412
Takuma Co. Ltd. (Japan)	10,400	124,856
Techtronic Industries Co. Ltd. (Hong Kong)	15,922	130,394
Timken Co. (The)	8,670	488,208
Valmet OYJ (Finland)	29,886	716,324
Vesuvius PLC (United Kingdom)	5,163	34,170
Volvo AB (Sweden) (Class B Stock)	65,072	1,088,902
Westinghouse Air Brake Technologies Corp.	1,119	87,058

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Xylem, Inc.	1,321	$104,082
Yangzijiang Shipbuilding Holdings Ltd. (China)	49,905	41,729

		14,157,680

Marine — 0.2%
AP Moller – Maersk A/S (Denmark) (Class A Stock)	195	264,120
AP Moller – Maersk A/S (Denmark) (Class B Stock)	189	272,248
Golden Ocean Group Ltd. (Norway)	23,360	135,566
Kawasaki Kisen Kaisha Ltd. (Japan)*	6,600	111,979
Kuehne + Nagel International AG (Switzerland)	1,531	258,227
Nippon Yusen KK (Japan)	185,202	3,349,678
SITC International Holdings Co. Ltd. (China)	16,000	19,551

		4,411,369

Media — 0.4%
Altice Europe NV (Netherlands)*	9,039	58,403
Charter Communications, Inc. (Class A Stock)*	855	414,743
Comcast Corp. (Class A Stock)	25,160	1,131,445
CyberAgent, Inc. (Japan)	4,757	165,886
Discovery, Inc. (Class A Stock)*(a)	11,435	374,382
Euromoney Institutional Investor PLC (United Kingdom)	5,192	89,584
Fox Corp. (Class A Stock)	5,196	192,616
Fox Corp. (Class B Stock)	4,819	175,411
Gray Television, Inc.*	9,021	193,410
Hakuhodo DY Holdings, Inc. (Japan)	4,200	67,582
Informa PLC (United Kingdom)	5,387	61,252
Interpublic Group of Cos., Inc. (The)	12,737	294,225
Kadokawa Corp. (Japan)	1,900	36,359
Liberty Global PLC (United Kingdom) (Class C Stock)*	96,509	2,103,414
New York Times Co. (The) (Class A Stock)(a)	11,151	358,728
News Corp. (Class A Stock)	269,456	3,810,108
News Corp. (Class B Stock)	10,841	157,303
Nexstar Media Group, Inc. (Class A Stock)	3,525	413,306
Omnicom Group, Inc.(a)	3,242	262,667
Pearson PLC (United Kingdom)	11,234	94,891
Publicis Groupe SA (France)	3,337	151,158
Quebecor, Inc. (Canada) (Class B Stock)	1,800	45,937
Schibsted ASA (Norway) (Class B Stock)	6,369	182,481
SES SA (Luxembourg)	3,233	45,319
Shaw Communications, Inc. (Canada) (Class B Stock)	4,100	83,197
SKY Perfect JSAT Holdings, Inc. (Japan)	30,200	134,173
Telenet Group Holding NV (Belgium)	725	32,583
ViacomCBS, Inc. (Class B Stock)	2,246	94,265
WPP PLC (United Kingdom)	13,274	188,139

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Media (continued)
Zenrin Co. Ltd. (Japan)	400	$6,656

		11,419,623

Metals & Mining — 0.5%
Acerinox SA (Spain)	1,671	18,855
Agnico Eagle Mines Ltd. (Canada)	1,495	92,080
Alcoa Corp.*	199,920	4,300,279
Anglo American PLC (South Africa)	5,357	155,197
APERAM SA (Luxembourg)	2,078	66,884
ArcelorMittal SA (Luxembourg)	19,068	336,837
Asahi Holdings, Inc. (Japan)	2,200	54,663
Aurubis AG (Germany)	127	7,837
Barrick Gold Corp. (Canada)	6,266	116,388
BHP Group Ltd. (Australia)	25,034	684,760
BHP Group PLC (Australia)	8,104	190,921
BlueScope Steel Ltd. (Australia)	29,999	317,625
Boliden AB (Sweden)	20,660	548,916
Constellium SE*	20,567	275,598
Daido Steel Co. Ltd. (Japan)	600	26,335
Dowa Holdings Co. Ltd. (Japan)	1,400	52,056
Evraz PLC (Russia)	29,977	161,572
Fortescue Metals Group Ltd. (Australia)	10,445	78,585
Franco-Nevada Corp. (Canada)	897	92,625
Glencore PLC (Switzerland)*	116,381	363,288
Independence Group NL (Australia)	17,014	74,613
Kinross Gold Corp. (Canada)*	8,749	41,503
Kirkland Lake Gold Ltd. (Canada)	1,375	60,610
Kyoei Steel Ltd. (Japan)	800	15,650
Maruichi Steel Tube Ltd. (Japan)	869	24,464
Mitsubishi Materials Corp. (Japan)	2,152	58,582
Mitsui Mining & Smelting Co. Ltd. (Japan)	9,500	253,419
Newcrest Mining Ltd. (Australia)	7,440	157,426
Newmont Goldcorp Corp.	2,780	120,791
Nippon Light Metal Holdings Co. Ltd. (Japan)	167,800	361,559
Nippon Steel Corp. (Japan)	1,881	28,406
Nucor Corp.	5,116	287,929
Regis Resources Ltd. (Australia)	145,571	439,971
Reliance Steel & Aluminum Co.	2,148	257,245
Rio Tinto Ltd. (Australia)	26,793	1,891,964
Rio Tinto PLC (Australia)	4,257	254,785
Royal Gold, Inc.	53	6,479
Sandfire Resources NL (Australia)	4,568	19,223
Saracen Mineral Holdings Ltd. (Australia)*	92,155	213,982
Sims Metal Management Ltd.	3,250	24,383
South32 Ltd. (Australia)	73,373	139,045
Steel Dynamics, Inc.	7,571	257,717
Teck Resources Ltd. (Canada) (Class B Stock)	13,185	228,660
Tokyo Steel Manufacturing Co. Ltd. (Japan)	3,300	23,839
Wheaton Precious Metals Corp. (Canada)	2,068	61,536

		13,245,082

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
MFA Financial, Inc.	34,675	265,264

COMMON STOCKS (continued)	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) (continued)
PennyMac Mortgage Investment Trust	2,794	$62,278
Redwood Trust, Inc.	15,091	249,605
Two Harbors Investment Corp.	16,277	237,970

		815,117

Multiline Retail — 0.5%
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	278	29,918
Dollar General Corp.	3,275	510,834
Dollar Tree, Inc.*	3,110	292,496
Dollarama, Inc. (Canada)	2,677	92,006
Europris ASA (Norway), 144A	6,981	27,872
Harvey Norman Holdings Ltd. (Australia)(a)	17,579	50,269
J Front Retailing Co. Ltd. (Japan)	7,538	105,378
Kohl’s Corp.(a)	15,636	796,654
Macy’s, Inc.(a)	285,678	4,856,526
Marks & Spencer Group PLC (United Kingdom)	85,198	242,690
Next PLC (United Kingdom)	2,874	267,019
Nordstrom, Inc.	6,119	250,451
Pan Pacific International Holdings Corp. (Japan)	2,833	47,025
Ryohin Keikaku Co. Ltd. (Japan)	10,662	248,432
Target Corp.	36,710	4,706,589
Wesfarmers Ltd. (Australia)	55,762	1,619,392

		14,143,551

Multi-Utilities — 0.4%
ACEA SpA (Italy)	547	11,312
AGL Energy Ltd. (Australia)	3,606	51,904
Algonquin Power & Utilities Corp. (Canada)	6,028	85,275
Ameren Corp.	11,486	882,125
Atco Ltd. (Canada) (Class I Stock)	1,800	68,989
Canadian Utilities Ltd. (Canada) (Class A Stock)	2,200	66,362
CenterPoint Energy, Inc.	18,108	493,805
Centrica PLC (United Kingdom)	20,222	23,937
CMS Energy Corp.	15,690	985,960
Consolidated Edison, Inc.	14,677	1,327,828
Dominion Energy, Inc.	5,859	485,242
DTE Energy Co.	2,879	373,896
E.ON SE (Germany)	8,228	87,995
Engie SA (France)	12,235	197,789
Iren SpA (Italy)	18,552	57,545
National Grid PLC (United Kingdom)	238,283	2,988,753
NiSource, Inc.	7,305	203,371
Public Service Enterprise Group, Inc.	6,951	410,457
RWE AG (Germany)	6,413	197,582
Sempra Energy	16,958	2,568,798
Suez (France)	14,873	225,323
Veolia Environnement SA (France)	7,843	208,849
WEC Energy Group, Inc.	4,908	452,665

		12,455,762

Oil, Gas & Consumable Fuels — 1.6%
Beach Energy Ltd. (Australia)	153,443	272,954

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
BP PLC (United Kingdom)	68,534	$429,784
Cabot Oil & Gas Corp.	12,428	216,371
Cenovus Energy, Inc. (Canada)	25,731	261,560
Cheniere Energy, Inc.*	95,957	5,860,094
Chevron Corp.	6,898	831,278
China Aviation Oil Singapore Corp. Ltd. (Singapore)	88,600	83,779
ConocoPhillips	1,358	88,311
Diamondback Energy, Inc.	1,632	151,548
Enbridge, Inc. (Canada)	81,488	3,239,941
Encana Corp. (Canada)	36,651	171,605
Eni SpA (Italy)	15,334	238,011
Equinor ASA (Norway)	6,717	134,119
Exxon Mobil Corp.	12,114	845,315
Galp Energia SGPS SA (Portugal)	2,393	40,106
Gaztransport Et Technigaz SA (France)	2,690	258,277
HollyFrontier Corp.	107,502	5,451,426
Idemitsu Kosan Co. Ltd. (Japan)	8,119	223,318
Imperial Oil Ltd. (Canada)	7,036	186,120
Inter Pipeline Ltd. (Canada)	1,567	27,200
Japan Petroleum Exploration Co. Ltd. (Japan)	1,200	32,425
JXTG Holdings, Inc. (Japan)	35,294	160,471
Kinder Morgan, Inc.	63,217	1,338,304
Koninklijke Vopak NV (Netherlands)	979	53,125
Marathon Petroleum Corp.	15,084	908,811
Neste OYJ (Finland)	110,359	3,842,407
NewOcean Energy Holdings Ltd. (Hong Kong)*	556,000	84,515
OMV AG (Austria)	1,374	77,209
ONEOK, Inc.	14,281	1,080,643
Origin Energy Ltd. (Australia)	22,896	136,018
Parsley Energy, Inc. (Class A Stock)	15,502	293,143
Pembina Pipeline Corp. (Canada)	25,169	932,874
Phillips 66	7,389	823,209
Repsol SA (Spain)	20,152	315,969
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	21,131	627,499
Royal Dutch Shell PLC (Netherlands) (Class A Stock), (XEQT)	88,880	2,638,290
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	23,816	708,877
Royal Dutch Shell PLC (Netherlands) (Class B Stock), ADR(a)	40,682	2,439,700
San-Ai Oil Co. Ltd. (Japan)	800	8,677
Santos Ltd. (Australia)	161,451	929,612
Saras SpA (Italy)	9,059	14,602
Sinanen Holdings Co. Ltd. (Japan)	1,900	35,415
Sugih Energy Tbk PT (Indonesia)*^	660,500	—
Suncor Energy, Inc. (Canada)	2,644	86,657
Targa Resources Corp.	12,265	500,780
TC Energy Corp. (Canada)	50,925	2,712,235
TOTAL SA (France)	17,185	951,566
Valero Energy Corp.	51,226	4,797,315
Viper Energy Partners LP	10,266	253,160
Williams Cos., Inc. (The)	62,471	1,481,812
Woodside Petroleum Ltd. (Australia)	2,080	50,506

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
WPX Energy, Inc.*	24,760	$340,202

		47,667,145

Paper & Forest Products — 0.0%
Altri SGPS SA (Portugal)	28,754	184,151
Ence Energia y Celulosa SA (Spain)(a)	30,027	123,926
Holmen AB (Sweden) (Class B Stock)	3,089	94,093
Miquel y Costas & Miquel SA (Spain)	654	12,031
Mondi PLC (United Kingdom)	1,697	40,089
Nippon Paper Industries Co. Ltd. (Japan)	3,500	59,222
Stora Enso OYJ (Finland) (Class R Stock)	2,335	33,939
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	22,732	230,611

		778,062

Personal Products — 0.3%
Beiersdorf AG (Germany)	2,094	250,767
BellRing Brands, Inc. (Class A Stock)*	8,568	182,413
Coty, Inc. (Class A Stock)	6,364	71,595
Estee Lauder Cos., Inc. (The) (Class A Stock)	26,533	5,480,126
Kao Corp. (Japan)	5,000	412,721
Kobayashi Pharmaceutical Co. Ltd. (Japan)	767	64,962
Kose Corp. (Japan)	1,331	194,254
L’Oreal SA (France)	2,227	660,070
Mandom Corp. (Japan)	7,600	208,268
Pola Orbis Holdings, Inc. (Japan)	8,586	204,765
Shiseido Co. Ltd. (Japan)	4,230	300,578
Unilever NV (United Kingdom)	9,854	567,451
Unilever PLC (United Kingdom)	6,330	366,224
Unilever PLC (United Kingdom), ADR	11,527	658,998

		9,623,192

Pharmaceuticals — 1.8%
Allergan PLC	2,917	557,643
Almirall SA (Spain)	4,054	66,715
Astellas Pharma, Inc. (Japan)	284,951	4,869,078
AstraZeneca PLC (United Kingdom)	53,938	5,442,721
Bausch Health Cos., Inc.*	52,993	1,586,260
Bayer AG (Germany)	4,195	342,457
Bristol-Myers Squibb Co.	23,248	1,492,289
Catalent, Inc.*	11,168	628,758
China Animal Healthcare Ltd. (China)*^	24,000	31
Chugai Pharmaceutical Co. Ltd. (Japan)	1,590	146,894
Daiichi Sankyo Co. Ltd. (Japan)	2,682	177,240
Eisai Co. Ltd. (Japan)	2,867	214,734
Eli Lilly & Co.	5,606	736,797
GlaxoSmithKline PLC (United Kingdom)	33,381	787,389
Ipsen SA (France)	2,104	186,633
Johnson & Johnson	16,761	2,444,927
KYORIN Holdings, Inc. (Japan)	400	6,987
Kyowa Kirin Co. Ltd. (Japan)	1,860	43,751
Merck & Co., Inc.	15,774	1,434,645

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
Merck KGaA (Germany)	2,531	$299,912
Mylan NV*	47,956	963,916
Nichi-iko Pharmaceutical Co. Ltd. (Japan)	3,600	44,793
Nippon Shinyaku Co. Ltd. (Japan)	285	24,726
Novartis AG (Switzerland)	63,392	6,013,077
Novo Nordisk A/S (Denmark) (Class B Stock)	81,272	4,718,996
Ono Pharmaceutical Co. Ltd. (Japan)	3,132	71,673
Orion OYJ (Finland) (Class B Stock)	7,518	347,709
Otsuka Holdings Co. Ltd. (Japan)	8,453	377,433
Perrigo Co. PLC	867	44,789
Pfizer, Inc.	23,905	936,598
Prestige Consumer Healthcare, Inc.*	5,503	222,871
Recordati SpA (Italy)	3,690	155,681
Roche Holding AG (Switzerland)	31,171	10,115,014
Sanofi (France)	6,789	683,247
Santen Pharmaceutical Co. Ltd. (Japan)	3,500	66,734
Sawai Pharmaceutical Co. Ltd. (Japan)	2,900	183,919
Shionogi & Co. Ltd. (Japan)	77,006	4,764,518
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	11,791	229,289
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	442	32,667
Takeda Pharmaceutical Co. Ltd. (Japan)	5,898	233,528
Teva Pharmaceutical Industries Ltd. (Israel), ADR*(a)	16,491	161,612
Towa Pharmaceutical Co. Ltd. (Japan)	6,300	163,724
UCB SA (Belgium)	1,694	134,733
Zoetis, Inc.	2,997	396,653

		52,553,761

Professional Services — 0.4%
Adecco Group AG (Switzerland)	46,366	2,930,532
Amadeus Fire AG (Germany)	1,078	178,916
Applus Services SA (Spain)	10,399	133,231
ASGN, Inc.*	5,037	357,476
BayCurrent Consulting, Inc. (Japan)	3,000	153,199
BeNEXT Group, Inc. (Japan)	2,000	23,180
Bureau Veritas SA (France)	2,558	66,954
CoStar Group, Inc.*	3,552	2,125,162
Equifax, Inc.	1,256	175,991
Experian PLC (United Kingdom)	6,610	223,510
Hays PLC (United Kingdom)	85,200	205,022
IHS Markit Ltd.*(a)	17,056	1,285,170
Intertek Group PLC (United Kingdom)	796	61,773
Intertrust NV (Netherlands), 144A	695	13,506
IPH Ltd. (Australia)	23,274	133,736
McMillan Shakespeare Ltd. (Australia)	17,997	165,377
Nielsen Holdings PLC	8,327	169,038
Nomura Co. Ltd. (Japan)	7,600	100,891
Pagegroup PLC (United Kingdom)	2,676	18,531
Persol Holdings Co. Ltd. (Japan)	9,208	172,204
Randstad NV (Netherlands)	4,093	250,999
Recruit Holdings Co. Ltd. (Japan)	10,043	375,564
RELX PLC (United Kingdom)	11,131	281,116
Robert Half International, Inc.	5,055	319,223

COMMON STOCKS (continued)	Shares	Value
Professional Services (continued)
SGS SA (Switzerland)	114	$312,423
Tanseisha Co. Ltd. (Japan)	11,200	135,339
Teleperformance (France)	241	58,779
Thomson Reuters Corp. (Canada)	1,500	107,300
TransUnion	2,346	200,841
Verisk Analytics, Inc.	1,889	282,103
Wolters Kluwer NV (Netherlands)	7,353	536,779

		11,553,865

Real Estate Management & Development — 0.2%
Aeon Mall Co. Ltd. (Japan)	2,336	41,458
Aroundtown SA (Germany)	4,636	41,609
Azrieli Group Ltd. (Israel)	1,375	100,707
Bayside Land Corp. (Israel)	27	20,752
CapitaLand Ltd. (Singapore)	13,880	38,717
CBRE Group, Inc. (Class A Stock)*	5,673	347,698
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (China) (Class A Stock)	23,324	66,623
City Developments Ltd. (Singapore)	3,175	25,921
CK Asset Holdings Ltd. (Hong Kong)	5,694	41,046
Cushman & Wakefield PLC*	10,460	213,802
Daito Trust Construction Co. Ltd. (Japan)	369	45,499
Daiwa House Industry Co. Ltd. (Japan) .	52,610	1,626,610
Deutsche Wohnen SE (Germany)	1,238	50,813
Dios Fastigheter AB (Sweden)	17,142	156,998
Entra ASA (Norway), 144A	2,905	47,995
Fabege AB (Sweden)	1,288	21,401
First Capital Real Estate Investment Trust (Canada), UTS	3,800	60,487
Goldcrest Co. Ltd. (Japan)	3,400	65,009
Grainger PLC (United Kingdom)	20,128	83,556
Hang Lung Properties Ltd. (Hong Kong)	14,378	31,567
Hemfosa Fastigheter AB (Sweden)	22,910	296,835
Henderson Land Development Co. Ltd. (Hong Kong)	18,536	91,025
Hongkong Land Holdings Ltd. (Hong Kong)	4,646	26,750
Hulic Co. Ltd. (Japan)	2,901	34,894
IMMOFINANZ AG (Austria)*	4,354	116,492
Kennedy-Wilson Holdings, Inc.	6,989	155,855
Kungsleden AB (Sweden)	9,816	103,069
Lendlease Group (Australia)	1,868	23,042
Mingfa Group International Co. Ltd. (Hong Kong)*^	88,000	1
Mitsubishi Estate Co. Ltd. (Japan)	2,812	53,718
Mitsui Fudosan Co. Ltd. (Japan)	1,560	38,157
Nomura Real Estate Holdings, Inc. (Japan)	10,781	258,233
Open House Co. Ltd. (Japan)	4,100	117,244
Relo Group, Inc. (Japan)	1,800	50,223
S IMMO AG (Austria)	1,504	37,727
SAMTY Co. Ltd. (Japan)	14,200	292,392
Shanghai SMI Holding Co. Ltd. (China) (Class A Stock)	3,900	3,202

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
Shenzhen New Nanshan Holding Group Co. Ltd. (China) (Class A Stock)*	20,522	$9,053
St. Modwen Properties PLC (United Kingdom)	2,340	15,414
Sumitomo Realty & Development Co. Ltd. (Japan)	1,938	67,745
Sun Hung Kai Properties Ltd. (Hong Kong)	2,310	35,447
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	18,728	174,354
Swiss Prime Site AG (Switzerland)*	1,124	130,069
Takara Leben Co. Ltd. (Japan)	8,800	40,842
TLG Immobilien AG (Germany)	3,064	97,875
Tokyo Tatemono Co. Ltd. (Japan)	18,900	295,293
Tokyu Fudosan Holdings Corp. (Japan)	5,802	40,026
Tosei Corp. (Japan)	15,000	204,792
UOL Group Ltd. (Singapore)	4,312	26,738
Vonovia SE (Germany)	3,533	190,540
Watkin Jones PLC (United Kingdom)	5,367	17,533
Wheelock & Co. Ltd. (Hong Kong)	28,090	187,808
Yanlord Land Group Ltd. (Singapore)	263,400	237,345

		6,598,001

Road & Rail — 0.3%
Aurizon Holdings Ltd. (Australia)	21,296	78,344
Canadian National Railway Co. (Canada)	1,977	178,844
Canadian Pacific Railway Ltd. (Canada)	345	87,948
Central Japan Railway Co. (Japan)	1,212	243,845
CSX Corp.	1,508	109,119
East Japan Railway Co. (Japan)	763	68,922
Go-Ahead Group PLC (The) (United Kingdom)	805	23,665
Hankyu Hanshin Holdings, Inc. (Japan)	1,829	78,171
J.B. Hunt Transport Services, Inc.(a)	411	47,997
Kansas City Southern(a)	681	104,302
Keikyu Corp. (Japan)	1,612	31,094
Keio Corp. (Japan)	864	52,318
Keisei Electric Railway Co. Ltd. (Japan)	2,100	81,330
Kintetsu Group Holdings Co. Ltd. (Japan)	1,976	107,236
Knight-Swift Transportation Holdings, Inc.	2,445	87,629
Kyushu Railway Co. (Japan)	907	30,332
MTR Corp. Ltd. (Hong Kong)	8,912	52,656
Nagoya Railroad Co. Ltd. (Japan)	2,700	83,788
Nikkon Holdings Co. Ltd. (Japan)	9,100	227,611
Nobina AB (Sweden), 144A	4,908	33,840
Norfolk Southern Corp.	725	140,744
Odakyu Electric Railway Co. Ltd. (Japan)	2,702	63,064
Old Dominion Freight Line, Inc.	2,876	545,807
Saia, Inc.*	3,791	353,018
Seibu Holdings, Inc. (Japan)	2,485	40,832
Seino Holdings Co. Ltd. (Japan)	11,000	148,962
Stagecoach Group PLC (United Kingdom)	9,098	19,270

COMMON STOCKS (continued)	Shares	Value
Road & Rail (continued)
Tobu Railway Co. Ltd. (Japan)	1,857	$67,136
Tokyu Corp. (Japan)	4,282	79,202
Union Pacific Corp.	28,535	5,158,843
Werner Enterprises, Inc.	6,638	241,557
West Japan Railway Co. (Japan)	2,014	174,162

		8,841,588

Semiconductors & Semiconductor Equipment — 0.9%
Advanced Micro Devices, Inc.*(a)	5,512	252,780
Advantest Corp. (Japan)	2,794	156,650
Analog Devices, Inc.	29,086	3,456,580
Applied Materials, Inc.	1,925	117,502
ASM International NV (Netherlands)	16,616	1,874,172
ASML Holding NV (Netherlands)	2,166	644,226
BE Semiconductor Industries NV (Netherlands)	18,389	713,163
Broadcom, Inc.	2,432	768,561
Cree, Inc.*	3,040	140,296
Dialog Semiconductor PLC (United Kingdom)*	45,240	2,298,715
Entegris, Inc.	10,170	509,415
Ferrotec Holdings Corp. (Japan)	1,900	15,871
Intel Corp.	30,544	1,828,058
KLA Corp.	790	140,754
Lam Research Corp.	1,851	541,232
MACOM Technology Solutions Holdings, Inc.*	9,982	265,521
Marvell Technology Group Ltd.	6,603	175,376
Maxim Integrated Products, Inc.	3,477	213,870
Microchip Technology, Inc.	391	40,946
Micron Technology, Inc.*	6,351	341,557
MKS Instruments, Inc.	3,787	416,608
Nordic Semiconductor ASA (Norway)*	2,255	14,170
NVIDIA Corp.	1,441	339,067
NXP Semiconductors NV (Netherlands)	1,157	147,240
Qorvo, Inc.*	3,043	353,688
QUALCOMM, Inc.	3,920	345,862
Renesas Electronics Corp. (Japan)*	10,649	72,532
Sanken Electric Co. Ltd. (Japan)	400	12,192
SCREEN Holdings Co. Ltd. (Japan)	1,300	88,311
Semtech Corp.*	4,742	250,852
Shinko Electric Industries Co. Ltd. (Japan)	7,800	91,555
Silergy Corp. (China)	16,000	510,379
Silicon Laboratories, Inc.*	3,341	387,489
Siltronic AG (Germany)	12,097	1,227,134
Skyworks Solutions, Inc.	473	57,176
STMicroelectronics NV (Switzerland)	4,963	133,851
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	99,685	5,791,698
Teradyne, Inc.	4,083	278,420
Texas Instruments, Inc.	7,054	904,958
Tokyo Electron Ltd. (Japan)	441	96,074
Tokyo Seimitsu Co. Ltd. (Japan)	8,300	321,333
Universal Display Corp.	4,343	894,962
Xilinx, Inc.	2,159	211,085

		27,441,881

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Software — 1.6%
Adobe, Inc.*	1,972	$650,385
Altium Ltd. (Australia)	18,803	460,649
ANSYS, Inc.*	690	177,613
Autodesk, Inc.*	1,317	241,617
AVEVA Group PLC (United Kingdom)	1,122	69,456
Bottomline Technologies DE, Inc.*	3,251	174,254
Cadence Design Systems, Inc.*	13,866	961,746
Check Point Software Technologies Ltd. (Israel)*(a)	906	100,530
Citrix Systems, Inc.	4,129	457,906
Computer Engineering & Consulting Ltd. (Japan)	1,100	20,708
Constellation Software, Inc. (Canada)	384	372,943
Cornerstone OnDemand, Inc.*	6,116	358,092
CyberArk Software Ltd.*	688	80,207
Dassault Systemes SE (France)	644	106,084
ForeScout Technologies, Inc.*	7,047	231,142
Fortinet, Inc.*	715	76,333
HubSpot, Inc.*	1,394	220,949
Intuit, Inc.	34,193	8,956,172
LogMeIn, Inc.	1,899	162,820
Micro Focus International PLC (United Kingdom)	12,778	179,972
Microsoft Corp.	170,994	26,965,754
National Agricultural Holdings Ltd.*^	100,000	—
Nemetschek SE (Germany)	5,624	373,881
New Relic, Inc.*	2,626	172,554
Nice Ltd. (Israel)*	247	38,324
Nice Ltd. (Israel), ADR*	1,165	180,750
NortonLifeLock, Inc.	12,463	318,056
Nuance Communications, Inc.*	32,575	580,812
OBIC Business Consultants Co. Ltd. (Japan)	1,700	80,047
Open Text Corp. (Canada)	3,000	132,194
Oracle Corp.	14,906	789,720
Oracle Corp. (Japan)	275	24,991
Paycom Software, Inc.*	694	183,743
Paylocity Holding Corp.*	2,600	314,132
Proofpoint, Inc.*	3,786	434,557
Sage Group PLC (The) (United Kingdom)	31,285	310,308
salesforce.com, Inc.*	1,845	300,071
SAP SE (Germany)	4,729	641,637
ServiceNow, Inc.*	721	203,553
SimCorp A/S (Denmark)	1,941	220,772
Synopsys, Inc.*	2,740	381,408
Temenos AG (Switzerland)*	351	55,726
Teradata Corp.*	7,061	189,023
Trend Micro, Inc. (Japan)	1,275	65,202
Zendesk, Inc.*	2,542	194,793

		47,211,586

Specialty Retail — 0.6%
Aaron’s, Inc.	1,487	84,923
ABC-Mart, Inc. (Japan)	1,354	92,342
Advance Auto Parts, Inc.	1,465	234,634
Alpen Co. Ltd. (Japan)	1,200	19,542
Autobacs Seven Co. Ltd. (Japan)	6,400	100,966
AutoNation, Inc.*	47,139	2,292,370

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (continued)
AutoZone, Inc.*	395	$470,567
Best Buy Co., Inc.	3,981	349,532
Bilia AB (Sweden) (Class A Stock)	13,934	158,007
Burlington Stores, Inc.*	1,967	448,535
CarMax, Inc.*	1,054	92,404
DCM Holdings Co. Ltd. (Japan)	15,300	149,119
Dick’s Sporting Goods, Inc.	27,693	1,370,527
Dufry AG (Switzerland)*	1,506	149,507
Dunelm Group PLC (United Kingdom)	3,326	50,973
EDION Corp. (Japan)	12,000	133,394
Fast Retailing Co. Ltd. (Japan)	495	295,221
Five Below, Inc.*	1,695	216,723
Gap, Inc. (The)	7,108	125,669
Geo Holdings Corp. (Japan)	1,200	14,816
Grand Baoxin Auto Group Ltd. (China)*	472,500	90,607
Hennes & Mauritz AB (Sweden) (Class B Stock)	15,548	316,430
Hikari Tsushin, Inc. (Japan)	155	38,894
Home Depot, Inc. (The)	6,097	1,331,463
Industria de Diseno Textil SA (Spain)	108,713	3,836,808
JB Hi-Fi Ltd. (Australia)	18,502	489,672
JD Sports Fashion PLC (United Kingdom)	30,017	335,033
Kingfisher PLC (United Kingdom)	36,851	105,943
Kohnan Shoji Co. Ltd. (Japan)	4,100	96,198
K’s Holdings Corp. (Japan)	39,000	510,696
L Brands, Inc.	5,135	93,046
Lowe’s Cos., Inc.	6,203	742,871
Maisons du Monde SA (France), 144A	2,439	35,542
Nitori Holdings Co. Ltd. (Japan)	1,065	168,222
Nojima Corp. (Japan)	3,700	77,162
O’Reilly Automotive, Inc.*	754	330,448
RH*	1,329	283,742
Ross Stores, Inc.	4,671	543,798
Shimachu Co. Ltd. (Japan)	4,100	111,931
Shimamura Co. Ltd. (Japan)	600	45,650
Super Retail Group Ltd. (Australia)	27,804	197,606
Tiffany & Co.	1,925	257,276
TJX Cos., Inc. (The)	11,917	727,652
Tractor Supply Co.	1,826	170,621
Ulta Beauty, Inc.*	855	216,435
USS Co. Ltd. (Japan)	1,700	32,105
Williams-Sonoma, Inc.	2,640	193,882
Yamada Denki Co. Ltd. (Japan)	19,300	102,618
Yellow Hat Ltd. (Japan)	8,200	147,041

		18,479,163

Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	82,523	24,232,879
Brother Industries Ltd. (Japan)	4,417	90,930
Canon, Inc. (Japan)	3,842	105,000
FUJIFILM Holdings Corp. (Japan)	42,834	2,048,594
Hewlett Packard Enterprise Co.	2,743	43,504
HP, Inc.	3,045	62,575
Konica Minolta, Inc. (Japan)	10,504	68,237
NetApp, Inc.	2,154	134,086
Quadient (France)	1,725	41,739
Ricoh Co. Ltd. (Japan)	3,130	34,069
Seiko Epson Corp. (Japan)	3,258	49,256

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Xerox Holdings Corp.	4,377	$161,380

		27,072,249

Textiles, Apparel & Luxury Goods — 0.5%
adidas AG (Germany)	1,838	600,325
Burberry Group PLC (United Kingdom)	11,127	327,751
Capri Holdings Ltd.*	4,933	188,194
Cie Financiere Richemont SA (Switzerland)	984	77,399
Columbia Sportswear Co.	594	59,513
Crocs, Inc.*	9,086	380,613
Deckers Outdoor Corp.*	1,312	221,544
EssilorLuxottica SA (France)	1,251	191,135
FF Group (Greece)*	5,768	12,978
Fuguiniao Co. Ltd. (China) (Class H Stock)*^	50,000	1
Goldwin, Inc. (Japan)	900	66,103
Hermes International (France)	555	415,909
Hugo Boss AG (Germany)	300	14,616
Kering SA (France)	5,008	3,290,281
Levi Strauss & Co. (Class A Stock)	4,849	93,537
LVMH Moet Hennessy Louis Vuitton SE (France)	1,794	835,345
Moncler SpA (Italy)	6,513	293,150
NIKE, Inc. (Class B Stock)	57,117	5,786,523
Pandora A/S (Denmark)	3,609	157,171
Puma SE (Germany)	3,458	264,945
PVH Corp.	3,171	333,431
Ralph Lauren Corp.	1,788	209,589
Seiko Holdings Corp. (Japan)	10,600	282,858
Swatch Group AG (The) (Switzerland), (SWX)	831	43,958
Swatch Group AG (The) (Switzerland), (XEQT)	311	86,906
Tapestry, Inc.	8,210	221,424
Under Armour, Inc. (Class A Stock)*(a)	6,918	149,429
Under Armour, Inc. (Class C Stock)*	7,582	145,423
VF Corp.	3,479	346,717
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	13,500	39,957

		15,136,725

Thrifts & Mortgage Finance — 0.1%
Aareal Bank AG (Germany)	7,213	245,649
Aruhi Corp. (Japan)	1,400	28,763
Deutsche Pfandbriefbank AG (Germany), 144A	24,768	406,798
Genworth Mortgage Insurance Australia Ltd. (Australia)	53,400	136,784
MGIC Investment Corp.	15,115	214,179
OneSavings Bank PLC (United Kingdom)	10,259	59,008
Paragon Banking Group PLC (United Kingdom)	30,210	216,572
Washington Federal, Inc.	5,911	216,638

		1,524,391

COMMON STOCKS (continued)	Shares	Value
Tobacco — 0.3%
Altria Group, Inc.	2,953	$147,384
British American Tobacco PLC (United Kingdom)	14,649	627,798
Imperial Brands PLC (United Kingdom)	3,215	80,077
Japan Tobacco, Inc. (Japan)	3,290	73,325
Philip Morris International, Inc.	79,265	6,744,659
Scandinavian Tobacco Group A/S (Denmark), 144A	5,946	72,613
Swedish Match AB (Sweden)	4,369	225,265

		7,971,121

Trading Companies & Distributors — 0.4%
Beacon Roofing Supply, Inc.*	8,309	265,722
Brenntag AG (Germany)	2,540	139,048
Bunzl PLC (United Kingdom)	4,214	115,312
Chori Co. Ltd. (Japan)	700	14,221
Daiichi Jitsugyo Co. Ltd. (Japan)	2,200	77,330
Diploma PLC (United Kingdom)	8,102	216,249
Fastenal Co.(a)	7,932	293,087
Ferguson PLC	39,188	3,561,206
HD Supply Holdings, Inc.*	49,068	1,973,515
Inaba Denki Sangyo Co. Ltd. (Japan)	3,700	93,809
Inabata & Co. Ltd. (Japan)	900	13,467
ITOCHU Corp. (Japan)	17,983	417,566
Kamei Corp. (Japan)	1,200	14,738
Kanamoto Co. Ltd. (Japan)	2,200	56,712
Kanematsu Corp. (Japan)	1,900	25,498
Kloeckner & Co. SE (Germany)	7,243	51,314
Marubeni Corp. (Japan)	34,422	254,216
Mitsubishi Corp. (Japan)	8,627	228,449
Mitsui & Co. Ltd. (Japan)	6,876	122,052
MonotaRO Co. Ltd. (Japan)	7,549	201,367
Nagase & Co. Ltd. (Japan)	2,300	34,183
Nishio Rent All Co. Ltd. (Japan)	2,200	62,713
Rexel SA (France)	11,172	148,969
Sojitz Corp. (Japan)	23,800	76,603
Sumitomo Corp. (Japan)	8,179	121,269
Toyota Tsusho Corp. (Japan)	3,323	117,030
United Rentals, Inc.*	3,121	520,489
Univar Solutions, Inc.*	11,580	280,699
W.W. Grainger, Inc.	901	305,006
Wakita & Co. Ltd. (Japan)	5,000	50,877
Watsco, Inc.	1,266	228,070

		10,080,786

Transportation Infrastructure — 0.2%
Aena SME SA (Spain), 144A	5,386	1,032,335
Aeroports de Paris (France)	3,405	672,878
ASTM SpA (Italy)	5,618	169,902
Atlantia SpA (Italy)	17,262	402,596
Auckland International Airport Ltd. (New Zealand)	9,914	58,354
Enav SpA (Italy), 144A	172,434	1,029,962
Flughafen Zurich AG (Switzerland)	3,501	633,386
Fraport AG Frankfurt Airport Services Worldwide (Germany)	634	54,183
Getlink SE (France)	5,381	93,545
Kamigumi Co. Ltd. (Japan)	3,027	66,499
SATS Ltd. (Singapore)	7,053	26,564

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Transportation Infrastructure (continued)
SIA Engineering Co. Ltd. (Singapore)	32,200	$67,559
Signature Aviation PLC (United Kingdom)	6,174	25,964
Sumitomo Warehouse Co. Ltd. (The) (Japan)	9,200	123,492
Sydney Airport (Australia)	8,687	52,818
Transurban Group (Australia)	173,185	1,814,525

		6,324,562

Water Utilities — 0.1%
American Water Works Co., Inc.	14,324	1,759,704
Beijing Enterprises Water Group Ltd. (China)*	790,000	400,376
Severn Trent PLC (United Kingdom)	20,349	677,972
United Utilities Group PLC (United Kingdom)	7,607	95,109

		2,933,161

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	14,979	447,074
NTT DOCOMO, Inc. (Japan)	19,000	529,209
Rogers Communications, Inc. (Canada) (Class B Stock)	1,016	50,450
Softbank Corp. (Japan)	2,749	36,823
SoftBank Group Corp. (Japan)	1,896	82,099
Tele2 AB (Sweden) (Class B Stock)	5,130	74,351
T-Mobile US, Inc.*	3,368	264,119
Vodafone Group PLC (United Kingdom)	132,354	258,069

		1,742,194

TOTAL COMMON STOCKS (cost $1,117,994,104)		1,226,431,895

EXCHANGE-TRADED FUNDS — 1.2%
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	691,222	23,736,564
Goldman Sachs ActiveBeta International Equity ETF(a)	6,492	196,383
iShares MSCI South Korea ETF	157,621	9,802,450

TOTAL EXCHANGE-TRADED FUNDS (cost $32,263,080)		33,735,397

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	644	39,843
Porsche Automobil Holding SE (Germany) (PRFC)	566	42,424
Volkswagen AG (Germany) (PRFC)	408	80,989

		163,256

Chemicals — 0.0%
FUCHS PETROLUB SE (Germany) (PRFC)	2,818	140,243

Construction Materials — 0.0%
STO SE & Co. KGaA (Germany) (PRFC)	514	65,825

PREFERRED STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies — 0.0%
Sartorius AG (Germany) (PRFC)	125	$26,905

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	1,761	182,857

Machinery — 0.0%
Jungheinrich AG (Germany) (PRFC)	9,611	232,548

TOTAL PREFERRED STOCKS (cost $793,812)		811,634

	Units

RIGHTS* — 0.0%
Diversified Financial Services — 0.0%
Legend Holdings Corp. (China)^	7,900	—

Media — 0.0%
Media General, Inc., CVR, expiring 12/31/22^	2,019	—

Metals & Mining — 0.0%
Pan American Silver Corp. (Canada), CVR, expiring 02/22/24*	15,900	18,719

TOTAL RIGHTS (cost $ —)		18,719

	Shares

UNAFFILIATED FUNDS — 3.5%
Goldman Sachs Emerging Markets Equity Insights Fund (Institutional Shares), (Institutional Shares)	3,615,792	35,470,922
Goldman Sachs High Yield Floating Rate Fund (Institutional Shares), (Institutional Shares)	5,514,141	52,163,770
Goldman Sachs MLP Energy Infrastructure Fund, (Institutional Shares)	2,262,707	13,259,462

TOTAL UNAFFILIATED FUNDS (cost $101,267,491)		100,894,154

	Units

WARRANTS* — 0.0%
Building Products — 0.0%
Dynasty Ceramic PCL (Thailand), expiring 05/07/21	93,360	1,870

Independent Power & Renewable Electricity Producers — 0.0%
Super Energy Corp. PCL (Thailand), expiring 08/31/20	105,360	35

Media — 0.0%
VGI Public Media PCL (Thailand), expiring 09/10/22	19,780	1,050

Real Estate Management & Development — 0.0%
Country Group Development PCL (Thailand), expiring 06/26/21	116,020	349

TOTAL WARRANTS (cost $ —)		3,304

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 3.5%
Collateralized Loan Obligations — 2.2%
ACIS CLO Ltd. (Cayman Islands),
Series 2014-04A, Class A, 144A, 3 Month LIBOR + 1.420% (Cap N/A, Floor 0.000%)
3.329%(c)	05/01/26	5,160	$5,158,071
AIMCO CLO (Cayman Islands),
Series 2017-AA, Class A, 144A, 3 Month LIBOR + 1.260%
3.226%(c)	07/20/29	5,750	5,765,748
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2014-04RA, Class A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
2.986%(c)	01/28/31	7,450	7,404,248
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.251%(c)	07/15/29	6,500	6,499,236
BSPRT Issuer Ltd. (Cayman Islands),
Series 2018-FL04, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
2.790%(c)	09/15/35	5,000	5,001,270
Catamaran CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.786%(c)	01/27/28	6,650	6,627,897
Crown Point CLO Ltd. (Cayman Islands),
Series 2015-03A, Class A1AR, 144A, 3 Month LIBOR + 0.910% (Cap N/A, Floor 0.000%)
2.911%(c)	12/31/27	8,332	8,330,500
KREF Ltd.,
Series 2018-FL01, Class A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
2.837%(c)	06/15/36	4,275	4,283,208
Magnetite Ltd. (Cayman Islands),
Series 2016-17A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
3.066%(c)	07/20/31	9,550	9,494,281
Tryon Park CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month LIBOR + 0.890% (Cap N/A, Floor 0.000%)
2.891%(c)	04/15/29	2,780	2,769,989
Voya CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1A, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)
3.196%(c)	07/20/30	2,900	2,904,520

			64,238,968

Other — 0.3%
Orec Ltd. (Cayman Islands),
Series 2018-CRE01, Class A, 144A, 1 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
2.920%(c)	06/15/36	2,550	2,546,054
Ready Capital Mortgage Financing LLC,
Series 2018-FL02, Class A, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.642%(c)	06/25/35	717	716,185

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (continued)
TPG Real Estate Finance Issuer Ltd. (Cayman Islands),
Series 2018-FL02, Class A, 144A, 1 Month LIBOR + 1.130% (Cap N/A, Floor 0.000%)
2.867%(c)	11/15/37	3,800	$3,796,764

			7,059,003

Student Loans — 1.0%
Access Group, Inc.,
Series 2015-01, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
2.492%(c)	07/25/56	1,203	1,184,259
Access to Loans for Learning Student Loan Corp.,
Series 2013-I, Class A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
2.592%(c)	02/25/41	767	753,982
Edsouth Indenture No. 05 LLC,
Series 2014-01, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.000%)
2.492%(c)	02/25/39	1,228	1,211,852
Edsouth Indenture No. 06 LLC,
Series 2014-02, Class A, 144A, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
2.472%(c)	05/25/39	1,633	1,605,386
Edsouth Indenture No. 10 LLC,
Series 2015-02, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
2.792%(c)	12/25/56	1,589	1,592,778
Higher Education Funding,
Series 2014-01, Class A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
2.960%(c)	05/25/34	3,851	3,847,916
Navient Student Loan Trust,
Series 2016-07A, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
2.955%(c)	03/25/66	2,044	2,044,488
Series 2017-02A, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
2.842%(c)	12/27/66	5,883	5,846,209
Nelnet Student Loan Trust,
Series 2006-01, Class A5, 3 Month LIBOR + 0.110% (Cap N/A, Floor 0.110%)
2.020%(c)	08/23/27	678	677,273
Series 2013-05A, Class A, 144A, 1 Month LIBOR + 0.630% (Cap N/A, Floor 0.630%)
2.422%(c)	01/25/37	570	560,905
New Hampshire Higher Education Loan Corp.,
Series 2011-01, Class A3, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
2.790%(c)	10/25/37	3,032	3,012,400
PHEAA Student Loan Trust,
Series 2016-01A, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
2.942%(c)	09/25/65	3,283	3,288,330
Scholar Funding Trust,
Series 2010-A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.686%(c)	10/28/41	1,084	1,063,928

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
SLC Student Loan Trust,
Series 2006-02, Class A5, 3 Month LIBOR + 0.100% (Cap N/A, Floor 0.000%)
1.994%(c)	09/15/26		992	$989,794
SLM Student Loan Trust,
Series 2005-03, Class A5, 3 Month LIBOR + 0.090% (Cap N/A, Floor 0.090%)
2.030%(c)	10/25/24		215	214,608
South Carolina Student Loan Corp.,
Series 2014-01, Class A1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
2.441%(c)	05/01/30		2,120	2,106,307

				30,000,415

TOTAL ASSET-BACKED SECURITIES (cost $101,443,164)				101,298,386

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.1%
Bancorp Commercial Mortgage Trust,
Series 2018-CRE04, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.950%)
2.640%(c)	09/15/35		1,985	1,984,752
Exantas Capital Corp. (Cayman Islands),
Series 2018-RSO6, Class A, 144A, 1 Month LIBOR + 0.830% (Cap N/A, Floor 0.830%)
2.567%(c)	06/15/35		1,196	1,195,141

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,180,755)				3,179,893

CONVERTIBLE BOND — 0.0%
Commercial Services
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes
1.750%	06/19/24		400	395,910

(cost $393,119)

CORPORATE BONDS — 14.5%
Aerospace & Defense — 0.4%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.450%	11/01/28	(a)	900	954,090
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25		100	109,708
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25		4,602	4,741,214
United Technologies Corp.,
Sr. Unsec’d. Notes
3.950%	08/16/25		4,425	4,827,311
4.050%	05/04/47		275	311,245
4.125%	11/16/28		575	646,938
4.625%	11/16/48		400	499,354

				12,089,860

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
3.800%	02/14/24		2,125	$2,235,914
4.400%	02/14/26		25	27,146
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24		1,480	1,512,770
4.758%	09/06/49	(a)	300	309,624
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.000%	06/12/22		2,050	2,134,000
4.450%	06/12/25		100	107,577

				6,327,031

Auto Manufacturers — 0.1%
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.336%	03/18/21		1,075	1,082,500
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25		575	602,790
General Motors Financial Co., Inc.,
Gtd. Notes
4.300%	07/13/25		725	773,710
Sr. Unsec’d. Notes
5.650%	01/17/29	(a)	300	340,584

				2,799,584

Banks — 3.4%
Banco de Bogota SA (Colombia),
Sub. Notes
6.250%	05/12/26		360	403,742
Banco de Credito del Peru (Peru),
Sr. Unsec’d. Notes, 144A
2.700%	01/11/25		280	278,612
Banco do Brasil SA (Brazil),
Jr. Sub. Notes
6.250%(ff)	—	(a)(rr)	650	661,042
Sr. Unsec’d. Notes, EMTN
4.750%	03/20/24		200	209,961
Banco Mercantil del Norte SA (Mexico),
Jr. Sub. Notes, 144A
6.750%(ff)	—	(rr)	220	228,809
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.306%	06/27/29		800	825,097
4.250%	04/11/27		200	215,429
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
2.816%(ff)	07/21/23		3,100	3,149,088
3.593%(ff)	07/21/28		1,575	1,670,750
Sr. Unsec’d. Notes, MTN
2.884%(ff)	10/22/30		1,075	1,086,278
3.248%	10/21/27		100	104,322
4.271%(ff)	07/23/29		100	111,074
Sub. Notes, MTN
4.200%	08/26/24		1,475	1,583,958

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
4.450%	03/03/26		1,675	$1,837,596
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
4.610%(ff)	02/15/23		2,825	2,949,228
BNP Paribas SA (France),
Jr. Sub. Notes, 144A
6.625%(ff)	—	(a)(rr)	500	541,609
Sr. Unsec’d. Notes, 144A
3.375%	01/09/25		2,585	2,683,818
Sr. Unsec’d. Notes, 144A, MTN
3.500%	03/01/23		2,525	2,614,308
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
4.000%	09/12/23		2,450	2,585,767
4.625%	09/12/28	(a)	1,225	1,384,949
Capital One NA,
Sr. Unsec’d. Notes
2.650%	08/08/22		2,210	2,241,807
CIT Bank NA,
Sr. Unsec’d. Notes
2.969%(ff)	09/27/25		1,425	1,420,343
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.700%	10/27/22		2,900	2,946,230
2.976%(ff)	11/05/30		1,100	1,115,496
3.400%	05/01/26		1,800	1,890,376
Sub. Notes
4.125%	07/25/28	(a)	1,575	1,711,782
4.600%	03/09/26		925	1,017,172
Credit Agricole SA (France),
Jr. Sub. Notes, 144A
6.875%(ff)	—	(a)(rr)	600	661,726
Sr. Unsec’d. Notes, 144A, MTN
3.250%	10/04/24		1,475	1,526,012
Credit Suisse AG (Switzerland),
Sub. Notes, 144A
6.500%	08/08/23		475	530,210
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.869%(ff)	01/12/29		2,250	2,402,305
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
4.550%	04/17/26		544	603,581
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.700%	07/13/20		4,625	4,628,400
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
2.904%(c)	05/18/24		1,125	1,132,889
Sr. Unsec’d. Notes
3.262%(ff)	03/13/23		2,175	2,224,660
3.803%(ff)	03/11/25		1,775	1,863,042
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25		2,050	2,216,362

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes, 144A
4.625%	01/06/26	(a)	1,375	$1,526,002
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series Z
5.300%(ff)	—	(rr)	2,200	2,220,298
Sr. Unsec’d. Notes
2.301%(ff)	10/15/25		3,700	3,695,778
3.782%(ff)	02/01/28		1,250	1,344,465
3.882%(ff)	07/24/38		850	940,685
3.960%(ff)	01/29/27	(a)	950	1,031,067
4.023%(ff)	12/05/24		600	639,698
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.751%	07/18/39	(a)	800	874,832
Morgan Stanley,
Sr. Unsec’d. Notes
3.737%(ff)	04/24/24		1,825	1,906,216
Sr. Unsec’d. Notes, GMTN
3.700%	10/23/24		4,575	4,856,571
4.431%(ff)	01/23/30		1,025	1,158,151
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.400%
3.336%(c)	10/24/23		2,500	2,553,753
Sub. Notes, MTN
3.950%	04/23/27	(a)	900	963,067
NBK Tier 1 Financing 2 Ltd. (Kuwait),
Gtd. Notes, 144A
4.500%(ff)	—	(rr)	200	199,641
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.498%(ff)	05/15/23		1,630	1,669,415
3.875%	09/12/23		1,836	1,921,498
4.269%(ff)	03/22/25		775	823,859
4.519%(ff)	06/25/24	(a)	1,050	1,114,860
Sub. Notes
3.754%(ff)	11/01/29	(a)	400	408,365
Santander UK PLC (United Kingdom),
Sr. Unsec’d. Notes
2.875%	06/18/24	(a)	2,150	2,196,202
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.247%(ff)	01/20/23		3,281	3,397,475
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.000%	10/23/26		3,525	3,613,740
Sr. Unsec’d. Notes, MTN
4.150%	01/24/29		375	417,339
Sub. Notes, GMTN
4.300%	07/22/27		1,225	1,340,459
Westpac Banking Corp. (Australia),
Sub. Notes
4.110%(ff)	07/24/34		1,350	1,416,546
Yapi ve Kredi Bankasi A/S (Turkey),
Jr. Sub. Notes, EMTN
13.875%(ff)	—	(rr)	220	248,234

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Sr. Unsec’d. Notes, EMTN
5.850%	06/21/24		340	$334,425

				98,070,471

Beverages — 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		850	980,623
4.900%	02/01/46		3,350	3,977,035
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.600%	04/15/48		400	455,396
4.750%	01/23/29		3,625	4,202,334
5.550%	01/23/49	(a)	475	615,873
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A
5.300%	05/15/48	(a)	1,075	1,247,233
Constellation Brands, Inc.,
Gtd. Notes, 3 Month LIBOR + 0.700%
2.610%(c)	11/15/21		1,100	1,101,614
Gtd. Notes
3.150%	08/01/29		1,500	1,518,646
3.600%	02/15/28		1,150	1,209,668
3.700%	12/06/26		775	822,652
4.400%	11/15/25		575	628,085
Keurig Dr. Pepper, Inc.,
Gtd. Notes
4.057%	05/25/23	(a)	350	369,602

				17,128,761

Chemicals — 0.5%
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
3.125%	06/19/22		720	725,978
3.375%	06/19/24		360	366,364
4.625%	03/14/23		970	1,020,048
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
4.205%	11/15/23		125	133,641
4.493%	11/15/25		1,000	1,100,404
Huntsman International LLC,
Sr. Unsec’d. Notes
4.500%	05/01/29		900	957,794
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22		400	413,150
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24		550	596,925
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.750%	06/01/22		203	206,393
2.950%	08/15/29		1,025	1,038,953
3.450%	06/01/27		1,250	1,321,972

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (continued)
Syngenta Finance NV (Switzerland),
Gtd. Notes, 144A
3.698%	04/24/20		2,910	$2,918,763
3.933%	04/23/21		3,595	3,654,770

				14,455,155

Commercial Services — 0.2%
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25		800	804,340
3.200%	08/15/29		475	483,740
IHS Markit Ltd.,
Sr. Unsec’d. Notes
4.250%	05/01/29		1,550	1,676,000
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.650%	10/01/26	(a)	2,375	2,406,325

				5,370,405

Computers — 0.3%
Apple, Inc.,
Sr. Unsec’d. Notes
2.450%	08/04/26		4,575	4,640,185
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
5.450%	06/15/23		275	298,168
6.020%	06/15/26		1,875	2,163,331
8.350%	07/15/46		125	170,869
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes
4.900%	10/15/25	(a)	2,014	2,239,731
6.350%	10/15/45		400	482,687

				9,994,971

Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.300%	01/23/23		1,975	2,023,068
4.625%	07/01/22		1,950	2,059,431
4.875%	01/16/24		875	949,538
Air Lease Corp.,
Sr. Unsec’d. Notes, GMTN
3.750%	06/01/26		2,375	2,484,066
American Express Co.,
Sub. Notes
3.625%	12/05/24		875	927,016
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.950%	07/01/24		1,050	1,095,477
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
3.373%	11/15/25	(a)	2,700	2,810,414
4.418%	11/15/35		525	560,019
TD Ameritrade Holding Corp.,
Sr. Unsec’d. Notes
2.950%	04/01/22		1,075	1,098,450

				14,007,479

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric — 0.7%
Alliant Energy Finance LLC,
Gtd. Notes, 144A
3.750%	06/15/23		950	$993,281
4.250%	06/15/28		250	267,506
Arizona Public Service Co.,
Sr. Unsec’d. Notes
2.950%	09/15/27		1,575	1,609,883
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36		527	725,539
Dominion Energy, Inc.,
Jr. Sub. Notes
3.071%(cc)	08/15/24		1,575	1,611,029
Duke Energy Corp.,
Sr. Unsec’d. Notes
3.150%	08/15/27	(a)	2,875	2,963,871
Entergy Corp.,
Sr. Unsec’d. Notes
2.950%	09/01/26	(a)	1,100	1,117,030
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22		1,150	1,179,933
Florida Power & Light Co.,
First Mortgage
4.125%	02/01/42		1,119	1,277,807
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A
3.750%	06/15/24		1,225	1,266,125
Sempra Energy,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%
2.501%(c)	01/15/21		2,625	2,625,426
Southern California Edison Co.,
First Mortgage, Series A
4.200%	03/01/29		1,150	1,264,889
Southern Co. (The),
Sr. Unsec’d. Notes
3.250%	07/01/26		2,450	2,541,592
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		1,695	1,723,435

				21,167,346

Energy-Alternate Sources — 0.0%
Greenko Dutch BV (India),
Sr. Sec’d. Notes
4.875%	07/24/22		400	401,613
ReNew Power Synthetic (India),
Sr. Sec’d. Notes
6.670%	03/12/24		200	207,184

				608,797

Engineering & Construction — 0.1%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes
3.875%	04/30/28	(a)	1,020	1,043,593
5.500%	10/31/46		590	608,856
5.500%	07/31/47		200	206,583

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction (continued)
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		350	$358,095
5.500%	10/31/46		200	206,392
5.500%	07/31/47		370	382,178

				2,805,697

Environmental Control — 0.1%
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.500%	08/15/24		1,425	1,441,446

Foods — 0.2%
Mars, Inc.,
Gtd. Notes, 144A
2.700%	04/01/25		550	562,680
3.200%	04/01/30		1,000	1,058,321
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
2.650%	10/03/21	(a)	3,350	3,333,391
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
3.900%	09/28/23		1,350	1,428,760

				6,383,152

Gas — 0.1%
NiSource, Inc.,
Sr. Unsec’d. Notes
3.650%	06/15/23		1,475	1,534,156

Hand/Machine Tools — 0.1%
Stanley Black & Decker, Inc.,
Sr. Unsec’d. Notes
4.250%	11/15/28		1,450	1,633,042

Healthcare-Products — 0.1%
DH Europe Finance II Sarl,
Gtd. Notes
2.200%	11/15/24		1,325	1,326,898
2.600%	11/15/29		500	498,551

				1,825,449

Healthcare-Services — 0.2%
Centene Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	12/15/27		2,200	2,265,270
Northwell Healthcare, Inc.,
Sec’d. Notes
6.150%	11/01/43		1,170	1,542,107
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.625%	07/15/35		725	878,756

				4,686,133

Insurance — 0.3%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.900%	04/01/26		2,625	2,811,756
4.125%	02/15/24		1,100	1,182,271

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
Arch Capital Finance LLC,
Gtd. Notes
4.011%	12/15/26		1,875	$2,068,506
Great-West Lifeco Finance 2018 LP (Canada),
Gtd. Notes, 144A
4.047%	05/17/28		775	852,053
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
4.375%	03/15/29	(a)	1,250	1,424,582

				8,339,168

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.875%	08/22/37	(a)	925	1,046,777
4.800%	12/05/34	(a)	850	1,069,301

				2,116,078

Investment Companies — 0.1%
Huarong Finance 2019 Co. Ltd. (China),
Gtd. Notes, EMTN
3.750%	05/29/24		690	705,960
Huarong Finance II Co. Ltd. (China),
Gtd. Notes, EMTN
4.625%	06/03/26		340	360,602
4.875%	11/22/26		200	216,093
5.500%	01/16/25		400	440,625

				1,723,280

Iron/Steel — 0.0%
Samarco Mineracao SA (Brazil),
Sr. Unsec’d. Notes
5.750%	10/24/23	(d)	250	168,244

Media — 0.5%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes
7.500%	05/15/26		380	408,478
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.500%	02/01/24		831	893,823
4.908%	07/23/25		4,850	5,344,123
Comcast Corp.,
Gtd. Notes
3.150%	02/15/28	(a)	1,725	1,807,786
3.300%	02/01/27		1,289	1,362,698
3.700%	04/15/24		125	133,199
4.150%	10/15/28		2,175	2,446,825
4.250%	10/15/30		1,025	1,173,027
Fox Corp.,
Sr. Unsec’d. Notes, 144A
4.030%	01/25/24		700	745,633
4.709%	01/25/29	(a)	625	712,462

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41	(a)		323	$360,414

					15,388,468

Mining — 0.1%
Glencore Funding LLC (Switzerland),
Gtd. Notes, 144A
4.125%	03/12/24			2,225	2,330,675
Indonesia Asahan Aluminium Persero PT (Indonesia),
Sr. Unsec’d. Notes
5.230%	11/15/21			1,140	1,197,025

					3,527,700

Miscellaneous Manufacturing — 0.1%
General Electric Co.,
Sr. Unsec’d. Notes
2.700%	10/09/22			225	227,833
Sr. Unsec’d. Notes, GMTN
3.100%	01/09/23			675	689,557
4.625%	01/07/21			1,100	1,126,475

					2,043,865

Multi-National — 0.0%
Debt & Asset Trading Corp. (Vietnam),
Gov’t. Gtd. Notes
1.000%	10/10/25			200	153,878
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, EMTN
16.950%	04/03/20		UAH	14,400	604,507

					758,385

Oil & Gas — 1.1%
BP Capital Markets America, Inc.,
Gtd. Notes
3.224%	04/14/24			2,300	2,397,729
4.234%	11/06/28	(a)		1,325	1,497,835
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
4.250%	04/15/27	(a)		1,150	1,216,443
Continental Resources, Inc.,
Gtd. Notes
4.375%	01/15/28	(a)		175	186,154
4.500%	04/15/23			2,775	2,907,950
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41			175	213,050
5.850%	12/15/25	(a)		1,425	1,689,068
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
5.150%	02/11/26			430	478,289
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
5.150%	02/11/26			830	925,348
Lukoil International Finance BV (Russia),
Gtd. Notes
4.563%	04/24/23			210	222,859

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Marathon Oil Corp.,
Sr. Unsec’d. Notes
4.400%	07/15/27	(a)	675	$733,947
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
3.625%	09/15/24		925	970,233
3.800%	04/01/28	(a)	700	734,972
Newfield Exploration Co.,
Gtd. Notes
5.625%	07/01/24		1,625	1,792,033
Noble Energy, Inc.,
Sr. Unsec’d. Notes
3.250%	10/15/29	(a)	850	859,158
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.900%	08/15/24		3,075	3,122,199
3.200%	08/15/26		375	379,091
5.550%	03/15/26		450	510,619
6.450%	09/15/36		925	1,133,032
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes
5.250%	05/23/21		1,140	1,187,204
Petrobras Global Finance BV (Brazil),
Gtd. Notes, 144A
5.093%	01/15/30	(a)	168	180,175
Petroleos de Venezuela SA (Venezuela),
Sr. Unsec’d. Notes
6.000%	10/28/22	(d)	2,090	125,400
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.500%	01/23/26		750	746,002
5.350%	02/12/28	(a)	600	596,527
5.625%	01/23/46		30	27,005
6.350%	02/12/48		240	231,629
6.490%	01/23/27		20	21,329
6.500%	03/13/27		310	328,153
6.625%	06/15/35		50	51,013
Gtd. Notes, 144A
6.490%	01/23/27		460	490,566
7.690%	01/23/50		1,110	1,211,890
Gtd. Notes, MTN
6.750%	09/21/47		100	100,593
6.875%	08/04/26		140	153,957
Phillips 66,
Gtd. Notes
3.900%	03/15/28		925	1,008,565
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.950%	07/15/22		425	441,575
Reliance Holding USA, Inc. (India),
Gtd. Notes
5.400%	02/14/22		860	908,971
Reliance Industries Ltd. (India),
Sr. Unsec’d. Notes
4.125%	01/28/25		500	529,267

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Shell International Finance BV (Netherlands),
Gtd. Notes
4.550%	08/12/43		775	$936,162
Total Capital International SA (France),
Gtd. Notes
3.461%	07/12/49		700	737,973

				31,983,965

Pharmaceuticals — 0.9%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.750%	11/14/23		1,750	1,841,476
Sr. Unsec’d. Notes, 144A
4.050%	11/21/39	(a)	1,375	1,441,042
4.250%	11/21/49		3,175	3,359,665
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
3.875%	12/15/23		1,525	1,601,029
4.250%	12/15/25		1,325	1,428,859
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.875%
2.836%(c)	12/29/20		2,287	2,287,776
Sr. Unsec’d. Notes
3.700%	06/06/27		610	649,241
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
3.875%	08/15/25		3,225	3,486,365
3.900%	02/20/28		700	766,714
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23		1,700	1,783,648
4.900%	12/15/48		475	566,734
CVS Health Corp.,
Sr. Unsec’d. Notes
3.500%	07/20/22		1,700	1,754,610
4.000%	12/05/23	(a)	2,250	2,382,576
4.780%	03/25/38		50	56,742
5.050%	03/25/48		575	680,565
5.125%	07/20/45		75	88,637
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
3.912%	08/27/21		1,950	1,996,057
4.272%	08/28/23		750	792,130

				26,963,866

Pipelines — 0.8%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec’d. Notes
4.600%	11/02/47		710	820,964
Sr. Sec’d. Notes, 144A
4.600%	11/02/47		1,030	1,190,977
Energy Transfer Operating LP,
Gtd. Notes
4.200%	09/15/23		2,275	2,389,562
4.650%	06/01/21		675	693,423
5.300%	04/15/47	(a)	375	399,930

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Enterprise Products Operating LLC,
Gtd. Notes, 3 Month LIBOR + 2.778%
4.684%(c)	06/01/67		1,095	$1,037,706
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.750%	07/15/23		2,100	2,106,754
5.500%	07/15/28	(a)	850	835,042
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38		425	432,469
5.500%	02/15/49	(a)	540	610,872
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.850%	10/15/23		1,175	1,216,371
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.000%	03/15/27		1,100	1,211,358
5.625%	04/15/23		650	707,380
5.625%	03/01/25		1,775	1,993,102
6.250%	03/15/22		1,750	1,879,901
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.250%	04/01/24		650	682,144
5.400%	10/01/47		700	758,524
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.950%	06/01/25		1,275	1,284,425
5.300%	03/01/48		225	195,204
5.450%	04/01/44		225	198,164
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.600%	03/15/22		840	862,726
3.900%	01/15/25		625	656,798
4.000%	09/15/25		1,100	1,165,947

				23,329,743

Real Estate — 0.0%
Kaisa Group Holdings Ltd. (China),
Sr. Sec’d. Notes
11.250%	04/09/22		200	208,487
Scenery Journey Ltd. (China),
Gtd. Notes
13.000%	11/06/22		200	203,249

				411,736

Real Estate Investment Trusts (REITs) — 0.8%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
3.375%	08/15/31	(a)	800	833,094
3.800%	04/15/26		800	854,518
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.750%	04/15/23		3,000	3,126,805
American Homes 4 Rent LP,
Sr. Unsec’d. Notes
4.900%	02/15/29		1,099	1,228,932

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
American Tower Corp.,
Sr. Unsec’d. Notes
3.375%	05/15/24		2,275	$2,362,181
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.150%	07/15/23		2,975	3,057,055
CubeSmart LP,
Gtd. Notes
4.375%	12/15/23		1,125	1,198,248
Essex Portfolio LP,
Gtd. Notes
3.000%	01/15/30	(a)	775	781,968
Kilroy Realty LP,
Gtd. Notes
3.800%	01/15/23		1,450	1,506,973
4.750%	12/15/28	(a)	1,075	1,217,977
Regency Centers LP,
Gtd. Notes
2.950%	09/15/29		1,425	1,421,970
Spirit Realty LP,
Gtd. Notes
3.400%	01/15/30		950	953,232
Ventas Realty LP,
Gtd. Notes
3.500%	02/01/25		1,250	1,305,188
VEREIT Operating Partnership LP,
Gtd. Notes
4.625%	11/01/25		2,550	2,792,469
WP Carey, Inc.,
Sr. Unsec’d. Notes
3.850%	07/15/29		900	949,847

				23,590,457

Retail — 0.2%
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25	(a)	1,300	1,389,009
4.200%	05/15/28	(a)	562	603,047
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
3.750%	02/15/24	(a)	1,075	1,149,313
3.900%	12/06/28	(a)	650	728,051
Starbucks Corp.,
Sr. Unsec’d. Notes
3.800%	08/15/25	(a)	2,225	2,400,568
Walmart, Inc.,
Sr. Unsec’d. Notes
4.050%	06/29/48		425	503,533

				6,773,521

Savings & Loans — 0.0%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.960%(ff)	07/18/30		975	1,045,866

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors — 0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.000%	01/15/22		2,225	$2,257,835
3.125%	01/15/25		825	836,208
3.625%	01/15/24		1,115	1,154,703
Broadcom, Inc.,
Gtd. Notes, 144A
3.125%	10/15/22		2,675	2,727,126
3.625%	10/15/24	(a)	2,500	2,595,451
Microchip Technology, Inc.,
Sr. Sec’d. Notes
3.922%	06/01/21		1,300	1,328,055
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.125%	06/01/21		2,075	2,127,049
4.625%	06/01/23		225	240,328

				13,266,755

Software — 0.2%
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.750%	07/01/24		2,550	2,598,103
3.200%	07/01/26		1,675	1,736,894
3.800%	10/01/23		750	792,013
4.200%	10/01/28		1,225	1,353,787

				6,480,797

Telecommunications — 0.9%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.000%	06/30/22		1,750	1,787,638
3.400%	05/15/25		1,450	1,519,496
3.600%	07/15/25		1,100	1,163,470
3.800%	03/15/22	(a)	2,425	2,516,178
4.125%	02/17/26		1,600	1,732,503
4.250%	03/01/27		3,000	3,291,048
4.500%	03/09/48	(a)	525	580,231
4.750%	05/15/46		625	705,320
4.900%	08/15/37		475	548,126
5.150%	11/15/46		600	717,094
Digicel Group One Ltd. (Jamaica),
Sr. Sec’d. Notes
8.250%	12/30/22		300	169,648
MTN Mauritius Investments Ltd. (South Africa),
Gtd. Notes
4.755%	11/11/24		310	318,244
SoftBank Group Corp. (Japan),
Sub. Notes
6.000%(ff)	—	(rr)	200	191,600
Telefonica Emisiones SA (Spain),
Gtd. Notes
4.570%	04/27/23		1,575	1,694,703
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.376%	02/15/25		650	687,514
3.875%	02/08/29		2,250	2,481,760
4.125%	08/15/46		25	28,137

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
4.329%	09/21/28		2,657	$3,010,376
4.862%	08/21/46		100	123,968
5.012%	04/15/49		632	807,295
5.250%	03/16/37		700	877,247
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/16/24	(a)	675	712,700

				25,664,296

Transportation — 0.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.900%	04/01/44		700	866,163

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.375%	02/01/22		875	893,270
4.875%	07/11/22		1,075	1,142,227

				2,035,497

TOTAL CORPORATE BONDS (cost $399,272,850)				418,806,785

MUNICIPAL BONDS — 0.3%
California — 0.2%
State of California,
General Obligation Unlimited, Taxable, BABs
7.550%	04/01/39		2,865	4,584,086

Illinois — 0.1%
State of Illinois,
General Obligation Unlimited, BABs
7.350%	07/01/35		220	270,435
General Obligation Unlimited, Taxable
5.100%	06/01/33	(a)	2,340	2,520,414
General Obligation Unlimited, Taxable, BABs
6.630%	02/01/35		1,105	1,301,723

				4,092,572

South Carolina — 0.0%
South Carolina Student Loan Corp.,
Revenue Bonds, 3 Month LIBOR + 1.000%
2.940%(c)	07/25/25		118	118,043

TOTAL MUNICIPAL BONDS (cost $8,012,385)				8,794,701

RESIDENTIAL MORTGAGE-BACKED SECURITIES —0.4%
Fannie Mae REMICS,
Series 2007-33, Class HF, 1 Month LIBOR + 0.350% (Cap 7.000%, Floor 0.350%)
2.142%(c)	04/25/37		228	225,859
Series 2011-52, Class GB
5.000%	06/25/41		951	1,043,850
Series 2011-99, Class DB
5.000%	10/25/41		923	1,013,089
Series 2012-111, Class B
7.000%	10/25/42		138	160,931

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-153, Class B
7.000%	07/25/42		529	$629,062
Freddie Mac REMICS,
Series 2755, Class ZA
5.000%	02/15/34		480	524,120
Series 4246, Class PT
6.500%	02/15/36		204	232,739
Series 4273, Class PD
6.500%	11/15/43		1,009	1,159,325
Permanent Master Issuer PLC (United Kingdom),
Series 2018-01A, Class 1A1, 144A, 3 Month LIBOR + 0.380% (Cap N/A, Floor 0.000%)
2.366%(c)	07/15/58		5,750	5,747,440

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $10,545,440)				10,736,415

SOVEREIGN BONDS — 2.4%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes
3.125%	10/11/27		650	680,923
4.125%	10/11/47		750	871,412
Angolan Government International Bond (Angola),
Sr. Unsec’d. Notes
9.375%	05/08/48		710	778,116
Sr. Unsec’d. Notes, 144A, MTN
8.000%	11/26/29		300	319,891
9.125%	11/26/49		510	545,685
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
3.375%	01/15/23	EUR	140	71,200
3.380%(cc)	12/31/38	EUR	10	5,182
3.750%(cc)	12/31/38		760	370,727
5.000%	01/15/27	EUR	100	49,599
5.250%	01/15/28	EUR	1,370	680,003
Bahrain Government International Bond (Bahrain),
Sr. Unsec’d. Notes, 144A
5.625%	09/30/31		310	332,160
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.125%	03/27/25		1,910	1,989,350
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		4,000	4,214,003
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes, 144A
6.125%	02/19/31		200	212,724
7.158%	03/12/45		200	213,021
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
1.125%	06/19/29	EUR	320	371,058
Dominican Republic Bond (Dominican Republic),
Bonds
12.000%	03/05/32	DOP	14,800	309,631
Sr. Unsec’d. Notes
10.750%	08/11/28	DOP	9,900	191,225

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
6.850%	01/27/45			2,170	$2,477,041
Sr. Unsec’d. Notes, 144A
6.400%	06/05/49			170	186,281
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes
8.875%	10/23/27			200	183,667
9.625%	06/02/27			2,620	2,470,467
Sr. Unsec’d. Notes, 144A
7.875%	03/27/25			270	246,645
9.500%	03/27/30			420	391,671
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
5.625%	04/16/30		EUR	1,440	1,665,888
7.053%	01/15/32			200	209,367
Sr. Unsec’d. Notes, EMTN
5.625%	04/16/30		EUR	240	277,648
6.375%	04/11/31		EUR	200	240,201
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes, 144A
7.125%	01/20/50			150	160,032
Gabon Government International Bond (Gabon),
Sr. Unsec’d. Notes
6.950%	06/16/25			470	495,429
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes
7.625%	05/16/29			1,020	1,040,572
8.950%	03/26/51			790	806,402
Guatemala Government Bond (Guatemala),
Sr. Unsec’d. Notes
4.900%	06/01/30	(a)		1,070	1,145,464
6.125%	06/01/50			380	448,334
Honduras Government International Bond (Honduras),
Sr. Unsec’d. Notes
7.500%	03/15/24			480	534,220
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
6.625%	02/17/37			490	664,830
Sr. Unsec’d. Notes, 144A, MTN
4.125%	01/15/25			550	589,638
Sr. Unsec’d. Notes, EMTN
4.125%	01/15/25			4,620	4,952,961
5.250%	01/17/42			240	288,866
5.875%	01/15/24			1,480	1,674,339
Iraq International Bond (Iraq),
Sr. Unsec’d. Notes
5.800%	01/15/28			340	332,989
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes
6.625%	03/22/48		EUR	270	305,054
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
7.875%	07/28/45			230	310,504
Kazakhstan Government International Bond (Kazakhstan),
Sr. Unsec’d. Notes, EMTN
2.375%	11/09/28		EUR	480	610,593

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Kenya Government International Bond (Kenya),
Sr. Unsec’d. Notes
8.250%	02/28/48		510	$545,385
Lebanon Government International Bond (Lebanon),
Sr. Unsec’d. Notes
6.650%	04/22/24		10	4,531
Sr. Unsec’d. Notes, GMTN
6.200%	02/26/25		80	35,999
6.600%	11/27/26		20	9,006
6.650%	11/03/28		270	120,242
6.650%	02/26/30		330	146,957
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.600%	01/30/25		1,550	1,621,850
4.500%	04/22/29		640	703,016
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes, 144A
1.500%	11/27/31	EUR	140	157,088
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
8.747%	01/21/31		1,300	1,434,835
Oman Government International Bond (Oman),
Sr. Unsec’d. Notes
6.750%	01/17/48		360	361,140
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.000%	09/22/24		920	984,270
Panama Notas del Tesoro (Panama),
Sr. Unsec’d. Notes, 144A
3.750%	04/17/26		240	251,896
Paraguay Government International Bond (Paraguay),
Sr. Unsec’d. Notes
5.000%	04/15/26		1,280	1,414,637
Sr. Unsec’d. Notes, 144A
5.600%	03/13/48		430	502,617
Perusahaan Penerbit SBSN Indonesia III (Indonesia),
Sr. Unsec’d. Notes
4.325%	05/28/25		1,470	1,589,839
4.550%	03/29/26		1,250	1,368,440
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
3.250%	06/02/26		540	568,607
4.000%	03/14/29		200	223,092
4.500%	04/23/28		1,620	1,855,116
4.817%	03/14/49		200	246,892
Sr. Unsec’d. Notes, 144A
5.103%	04/23/48		1,840	2,361,827
Republic of Armenia International Bond (Armenia),
Sr. Unsec’d. Notes, 144A
3.950%	09/26/29		200	197,895
Republic of Azerbaijan International Bond (Azerbaijan),
Sr. Unsec’d. Notes
3.500%	09/01/32		190	186,647
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.850%	09/30/29		550	550,064
4.875%	04/14/26		2,130	2,216,068
5.750%	09/30/49		710	690,407

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Republic of Uzbekistan Bond (Uzbekistan),
Sr. Unsec’d. Notes, EMTN
4.750%	02/20/24		200	$212,319
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, EMTN
4.625%	04/03/49	EUR	310	429,420
Unsec’d. Notes, MTN
2.875%	05/26/28	EUR	280	354,546
Russian Foreign Bond – Eurobond (Russia),
Sr. Unsec’d. Notes
4.250%	06/23/27		800	873,772
5.100%	03/28/35		1,000	1,197,296
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
4.625%	10/04/47		510	574,216
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes
4.750%	03/13/28	EUR	330	389,936
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes, 144A
1.500%	06/26/29	EUR	260	296,642
Sharjah Sukuk Program Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN
4.226%	03/14/28		220	238,335
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
6.750%	04/18/28		1,410	1,347,188
Sr. Unsec’d. Notes, 144A
6.350%	06/28/24		1,450	1,444,203
Third Pakistan International Sukuk Co. Ltd. (The) (Pakistan),
Sr. Unsec’d. Notes
5.500%	10/13/21		200	204,350
5.625%	12/05/22		230	235,886
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
6.000%	01/14/41		560	521,372
6.250%	09/26/22		1,680	1,755,128
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
0.000%(cc)	05/31/40		780	742,960
7.750%	09/01/22		130	139,898
7.750%	09/01/24		1,640	1,790,237
7.750%	09/01/27		780	854,563
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.375%	01/23/31		340	380,091
Zambia Government International Bond (Zambia),
Unsec’d. Notes
5.375%	09/20/22		290	197,506

TOTAL SOVEREIGN BONDS (cost $69,003,196)				69,443,240

U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.4%
Federal Home Loan Mortgage Corp.
2.500%	11/01/49		2,600	2,571,509
2.500%	12/01/49		11,999	11,867,861
2.500%	01/01/50		10,000	9,890,378
3.000%	05/01/42		101	104,079

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	07/01/42	18	$18,609
3.000%	08/01/42	20	20,252
3.000%	08/01/42	24	25,125
3.000%	08/01/42	114	117,350
3.000%	10/01/42	16	16,312
3.000%	10/01/42	65	66,941
3.000%	12/01/42	16	16,714
3.000%	01/01/43	119	122,514
3.000%	02/01/43	128	131,753
3.000%	02/01/43	340	350,592
3.000%	03/01/43	717	741,365
3.000%	03/01/43	814	841,837
3.000%	06/01/43	626	644,598
3.000%	06/01/49	4,938	5,007,591
3.000%	07/01/49	2,000	2,028,764
3.000%	08/01/49	823	835,246
3.000%	09/01/49	1,000	1,014,383
3.000%	12/01/49	1,000	1,014,808
3.000%	12/01/49	93,283	94,624,969
4.000%	02/01/41	19	19,968
4.000%	02/01/41	31	33,429
4.000%	03/01/48	3,054	3,213,360
4.000%	04/01/48	3,732	3,889,648
4.000%	10/01/48	748	793,627
4.500%	08/01/48	3,473	3,757,714
5.000%	04/01/33	22	24,389
5.000%	08/01/33	1	1,139
5.000%	08/01/33	201	221,477
5.000%	09/01/33	1	586
5.000%	09/01/33	4	4,415
5.000%	10/01/33	1	667
5.000%	04/01/34	1	1,079
5.000%	11/01/34	5	5,768
5.000%	12/01/34	110	121,664
5.000%	12/01/34	186	206,578
5.000%	07/01/35	1	1,071
5.000%	11/01/35	2	1,655
5.000%	04/01/37	148	164,017
5.000%	01/01/39	28	30,937
5.000%	04/01/39	189	208,583
5.000%	07/01/39	19	21,437
5.000%	10/01/49	34,828	37,256,401
Federal National Mortgage Assoc.
2.500%	11/01/49	9,000	8,901,339
2.500%	01/01/50	7,400	7,318,869
3.000%	TBA	21,000	21,295,260
3.000%	11/01/42	23	23,742
3.000%	12/01/42	17	17,592
3.000%	12/01/42	17	17,954
3.000%	12/01/42	37	37,924
3.000%	12/01/42	41	42,862
3.000%	12/01/42	43	44,359
3.000%	12/01/42	66	68,085
3.000%	12/01/42	190	195,391
3.000%	12/01/42	754	776,332
3.000%	01/01/43	14	13,994
3.000%	01/01/43	14	14,414
3.000%	01/01/43	17	17,085

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	01/01/43	17	$17,790
3.000%	01/01/43	19	19,325
3.000%	01/01/43	19	19,829
3.000%	01/01/43	19	20,124
3.000%	01/01/43	20	20,943
3.000%	01/01/43	30	31,175
3.000%	01/01/43	32	32,568
3.000%	01/01/43	46	47,907
3.000%	01/01/43	64	66,372
3.000%	01/01/43	86	89,090
3.000%	01/01/43	178	184,068
3.000%	03/01/43	18	19,047
3.000%	03/01/43	23	23,659
3.000%	03/01/43	165	170,857
3.000%	03/01/43	393	406,727
3.000%	03/01/43	1,259	1,304,419
3.000%	04/01/43	42	43,019
3.000%	04/01/43	55	56,767
3.000%	04/01/43	96	99,842
3.000%	04/01/43	179	185,422
3.000%	04/01/43	198	205,431
3.000%	04/01/43	203	209,930
3.000%	04/01/43	1,546	1,601,631
3.000%	05/01/43	77	79,515
3.000%	05/01/43	88	90,943
3.000%	05/01/43	200	206,961
3.000%	05/01/43	377	390,153
3.000%	05/01/43	411	425,887
3.000%	05/01/43	791	819,418
3.000%	03/01/44	787	811,446
3.000%	06/01/49	62	63,090
3.000%	07/01/49	177	179,137
3.000%	09/01/49	717	726,996
4.000%	TBA	31,000	32,243,720
4.000%	11/01/45	603	638,971
4.000%	03/01/46	180	191,125
4.000%	03/01/46	213	224,795
4.000%	06/01/46	270	284,486
4.000%	08/01/46	68	71,229
4.000%	10/01/46	74	78,221
4.000%	10/01/46	353	372,571
4.000%	06/01/47	656	697,447
4.000%	12/01/47	1,011	1,081,364
4.000%	01/01/48	2,611	2,794,001
4.000%	02/01/48	655	703,977
4.000%	02/01/48	1,639	1,753,294
4.000%	02/01/48	1,885	2,005,658
4.000%	02/01/48	2,535	2,696,226
4.000%	03/01/48	3,370	3,575,053
4.000%	05/01/48	848	899,912
4.000%	06/01/48	1,732	1,847,223
4.000%	06/01/48	1,753	1,869,997
4.000%	07/01/48	852	900,864
4.000%	07/01/48	860	910,170
4.000%	07/01/48	873	925,570
4.000%	07/01/48	883	941,857
4.000%	08/01/48	1,280	1,357,999
4.500%	TBA	17,000	17,899,640

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	07/01/41	301	$327,067
4.500%	12/01/44	238	257,243
4.500%	04/01/45	3,614	3,987,098
4.500%	05/01/45	412	454,572
4.500%	06/01/45	1,317	1,422,848
4.500%	08/01/45	141	151,080
4.500%	10/01/45	366	393,480
4.500%	11/01/45	197	211,894
4.500%	08/01/46	360	388,401
4.500%	07/01/47	2,716	2,915,749
4.500%	07/01/47	3,201	3,436,476
4.500%	11/01/47	1,359	1,459,109
4.500%	09/01/48	1,702	1,839,762
5.000%	10/01/43	5	5,143
5.000%	05/01/44	310	338,691
5.000%	12/01/44	646	704,597
5.000%	01/01/45	718	783,407
5.000%	11/01/48	7,656	8,384,201
Government National Mortgage Assoc.
3.000%	TBA	68,000	69,842,120
4.000%	02/20/41	7	7,592
4.000%	10/20/41	2	1,820
4.000%	11/20/41	11	11,539
4.000%	04/20/42	6	6,145
4.000%	10/20/42	3	3,526
4.000%	08/20/43	59	62,114
4.000%	03/20/44	6	6,335
4.000%	05/20/44	7	7,673
4.000%	11/20/44	500	528,720
4.000%	05/20/45	52	55,006
4.000%	06/20/45	741	781,219
4.000%	07/20/45	2,514	2,649,273
4.000%	01/20/46	425	447,893
4.500%	02/20/48	3,097	3,262,143
4.500%	05/20/48	4,435	4,655,613
4.500%	08/20/48	5,190	5,447,661
4.500%	09/20/48	38,817	40,743,881
4.500%	01/20/49	4,150	4,356,378
5.000%	TBA	10,000	10,526,172
5.000%	07/15/40	174	184,199
5.000%	09/20/48	1,257	1,323,034
5.000%	10/20/48	5,810	6,115,911
5.000%	11/20/48	2,623	2,760,918
5.000%	12/20/48	929	977,533
5.000%	01/20/49	11,677	12,291,525
5.000%	03/20/49	1,983	2,087,541
5.500%	11/15/32	23	24,467
5.500%	11/15/32	33	35,753
5.500%	01/15/33	35	38,436
5.500%	02/15/33	70	77,352
5.500%	03/15/33	38	42,124
5.500%	03/15/33	43	48,149
5.500%	07/15/33	42	46,464
5.500%	07/15/33	46	51,076
5.500%	08/15/33	30	32,998
5.500%	09/15/33	18	19,497
5.500%	04/15/34	52	57,363
5.500%	05/15/34	16	16,500

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	09/15/34	44	$49,220
5.500%	09/15/34	320	357,870
5.500%	12/15/34	360	400,250
5.500%	01/15/35	260	289,604

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $501,001,212)			504,664,644

U.S. TREASURY OBLIGATIONS — 4.0%
U.S. Treasury Bonds
2.250%	08/15/49	320	310,400
2.750%	11/15/42	4,730	5,049,275
2.875%	11/15/46	13,300	14,590,516
3.000%	05/15/47	15,700	17,640,422
3.000%	02/15/48	6,570	7,386,117
3.375%	05/15/44	2,020	2,391,806
3.375%	11/15/48	14,500	17,490,625
3.750%	11/15/43	30,970	38,741,534
4.500%	08/15/39	3,000	4,071,563
U.S. Treasury Notes
1.750%	09/30/22	430	431,545
2.125%	05/31/26	60	61,163
2.875%	10/15/21	900	920,039
2.875%	10/31/23	160	167,175
2.875%	05/31/25	70	74,107
U.S. Treasury Strips Coupon
2.307%(s)	05/15/40	1,900	1,156,328
2.338%(s)	08/15/40	1,100	664,855
2.413%(s)	08/15/35	6,330	4,422,346

TOTAL U.S. TREASURY OBLIGATIONS (cost $115,542,619)			115,569,816

TOTAL LONG-TERM INVESTMENTS (cost $2,460,713,227)			2,594,784,893

		Shares

SHORT-TERM INVESTMENTS — 15.9%
AFFILIATED MUTUAL FUNDS — 15.4%
PGIM Core Ultra Short Bond Fund(w)		371,356,427	371,356,427
PGIM Institutional Money Market Fund (cost $74,867,726; includes $74,745,381 of cash collateral for securities on loan)(b)(w)		74,855,893	74,870,864

TOTAL AFFILIATED MUTUAL FUNDS (cost $446,224,153)			446,227,291

OPTIONS PURCHASED*~ — 0.5%
(cost $21,423,258)			14,726,711

TOTAL SHORT-TERM INVESTMENTS (cost $467,647,411)			460,954,002

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 105.5% (cost $2,928,360,638)			3,055,738,895

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Value
OPTIONS WRITTEN*~ — (0.0)%
(premiums received $2,170,986)	$(2,078,269)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 105.5% (cost $2,926,189,652)	3,053,660,626
Liabilities in excess of other assets(z) — (5.5)%	(158,042,083)

NET ASSETS — 100.0%	$2,895,618,543

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $30,193 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $73,147,937; cash collateral of $74,745,381 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	2.500%	TBA	01/14/20	(12,000)	$(11,865,372)
Federal National Mortgage Assoc.	3.000%	TBA	02/12/20	(84,000)	(85,125,469)
Federal National Mortgage Assoc.	5.000%	TBA	01/14/20	(9,000)	(9,621,562)
Government National Mortgage Assoc.	4.500%	TBA	01/21/20	(17,000)	(17,772,650)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $124,218,477)					$(124,385,053)

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
90 Day Euro Dollar Futures	Call	09/14/20	$97.50	199	498	$430,338
90 Day Euro Dollar Futures	Call	12/14/20	$97.50	105	263	231,000
90 Day Euro Dollar Futures	Call	03/15/21	$98.00	1,160	2,900	1,399,250
90 Day Euro Dollar Futures	Call	03/15/21	$98.25	3,162	7,905	2,391,262
90 Day Euro Dollar Futures	Call	06/14/21	$98.00	1,094	2,735	1,401,688
90 Day Euro Dollar Futures	Call	06/14/21	$98.25	2,778	6,945	2,396,025
90 Day Euro Dollar Futures	Call	09/13/21	$98.00	955	2,388	1,301,188
90 Day Euro Dollar Futures	Call	09/13/21	$98.25	2,710	6,775	2,574,500
90 Day Euro Dollar Futures	Call	12/13/21	$98.50	2,263	5,658	1,569,956
S&P 500 Index	Put	01/03/20	$3,080.00	30	3	2,250
S&P 500 Index	Put	01/10/20	$3,105.00	30	3	12,390
S&P 500 Index	Put	01/17/20	$3,130.00	29	3	25,723
S&P 500 Index	Put	01/24/20	$3,080.00	30	3	29,700
S&P 500 Index	Put	01/31/20	$2,875.00	6	1	2,820
S&P 500 Index	Put	01/31/20	$2,975.00	10	1	6,920
S&P 500 Index	Put	01/31/20	$2,980.00	14	1	11,522

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Purchased (continued):

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
S&P 500 Index	Put	01/31/20	$3,020.00	12	1		$12,960
S&P 500 Index	Put	01/31/20	$3,060.00	15	2		17,250
S&P 500 Index	Put	01/31/20	$3,075.00	10	1		17,100
S&P 500 Index	Put	01/31/20	$3,105.00	6	1		10,440
S&P 500 Index	Put	01/31/20	$3,120.00	30	3		52,800
S&P 500 Index	Put	01/31/20	$3,130.00	1	—	(r)	2,280
S&P 500 Index	Put	02/07/20	$3,185.00	29	3		108,605
S&P 500 Index	Put	02/14/20	$3,210.00	28	3		142,604
S&P 500 Index	Put	02/28/20	$3,060.00	4	—	(r)	9,680
S&P 500 Index	Put	02/28/20	$3,075.00	25	3		65,500
S&P 500 Index	Put	02/28/20	$3,100.00	5	1		15,980
S&P 500 Index	Put	02/28/20	$3,115.00	12	1		46,560
S&P 500 Index	Put	02/28/20	$3,125.00	17	2		64,396
S&P 500 Index	Put	02/28/20	$3,180.00	7	1		36,120
S&P 500 Index	Put	02/28/20	$3,210.00	3	—	(r)	16,080
S&P 500 Index	Put	03/31/20	$3,075.00	3	—	(r)	13,620
S&P 500 Index	Put	03/31/20	$3,115.00	7	1		35,280
S&P 500 Index	Put	03/31/20	$3,180.00	10	1		74,300
S&P 500 Index	Put	03/31/20	$3,205.00	14	1		116,256

Total Exchange Traded (cost $ 19,383,891)							$14,644,343

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Euro Stoxx 50 Index	Call	Morgan Stanley & Co. International PLC	01/17/20	$96.95	399	EUR	40	$72,005
S&P 500 Index	Put	Barclays Bank PLC	01/17/20	$2,801.58	213		21	10,363

Total OTC Traded (cost $2,039,367)								$82,368

Total Options Purchased (cost $21,423,258)								$14,726,711

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
S&P 500 Index	Call	01/31/20	$3,080.00	5	1		$(77,065)
S&P 500 Index	Call	01/31/20	$3,130.00	1	—	(r)	(11,348)
S&P 500 Index	Call	01/31/20	$3,150.00	19	2		(198,721)
S&P 500 Index	Call	01/31/20	$3,175.00	13	1		(109,577)
S&P 500 Index	Call	01/31/20	$3,210.00	15	2		(82,650)
S&P 500 Index	Call	01/31/20	$3,215.00	28	3		(152,600)
S&P 500 Index	Call	01/31/20	$3,220.00	16	2		(76,800)
S&P 500 Index	Call	01/31/20	$3,240.00	48	5		(184,560)
S&P 500 Index	Call	01/31/20	$3,245.00	19	2		(61,769)
S&P 500 Index	Call	01/31/20	$3,280.00	35	4		(49,735)
S&P 500 Index	Call	01/31/20	$3,300.00	39	4		(41,340)
S&P 500 Index	Call	02/28/20	$3,225.00	3	—	(r)	(18,297)
S&P 500 Index	Call	02/28/20	$3,240.00	16	2		(82,192)
S&P 500 Index	Call	02/28/20	$3,250.00	17	2		(85,221)
S&P 500 Index	Call	02/28/20	$3,270.00	18	2		(68,436)
S&P 500 Index	Call	02/28/20	$3,275.00	14	1		(49,420)
S&P 500 Index	Call	02/28/20	$3,310.00	18	2		(37,674)
S&P 500 Index	Call	02/28/20	$3,335.00	21	2		(29,379)
S&P 500 Index	Call	03/31/20	$3,275.00	2	—	(r)	(11,860)

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
S&P 500 Index	Call	03/31/20	$3,305.00	5	1		$(20,950)
S&P 500 Index	Call	03/31/20	$3,345.00	8	1		(22,440)
S&P 500 Index	Call	03/31/20	$3,375.00	12	1		(21,036)
S&P 500 Index	Put	01/03/20	$3,010.00	30	3		(1,200)
S&P 500 Index	Put	01/10/20	$3,040.00	30	3		(6,870)
S&P 500 Index	Put	01/17/20	$3,065.00	29	3		(21,170)
S&P 500 Index	Put	01/24/20	$2,995.00	30	3		(14,250)
S&P 500 Index	Put	01/31/20	$2,725.00	6	1		(945)
S&P 500 Index	Put	01/31/20	$2,780.00	1	—	(r)	(205)
S&P 500 Index	Put	01/31/20	$2,860.00	10	1		(3,150)
S&P 500 Index	Put	01/31/20	$2,870.00	14	1		(6,160)
S&P 500 Index	Put	01/31/20	$2,920.00	17	2		(9,010)
S&P 500 Index	Put	01/31/20	$2,965.00	15	2		(12,600)
S&P 500 Index	Put	01/31/20	$2,990.00	10	1		(9,500)
S&P 500 Index	Put	01/31/20	$3,040.00	30	3		(32,400)
S&P 500 Index	Put	01/31/20	$3,050.00	1	—	(r)	(1,442)
S&P 500 Index	Put	02/07/20	$3,120.00	29	3		(74,240)
S&P 500 Index	Put	02/14/20	$3,140.00	28	3		(101,976)
S&P 500 Index	Put	02/28/20	$2,940.00	4	—	(r)	(6,684)
S&P 500 Index	Put	02/28/20	$2,960.00	9	1		(16,200)
S&P 500 Index	Put	02/28/20	$2,965.00	16	2		(28,560)
S&P 500 Index	Put	02/28/20	$2,990.00	13	1		(22,230)
S&P 500 Index	Put	02/28/20	$3,015.00	12	1		(23,604)
S&P 500 Index	Put	02/28/20	$3,025.00	17	2		(35,224)
S&P 500 Index	Put	02/28/20	$3,130.00	3	—	(r)	(12,225)
S&P 500 Index	Put	03/31/20	$2,945.00	3	—	(r)	(8,490)
S&P 500 Index	Put	03/31/20	$2,990.00	7	1		(21,420)
S&P 500 Index	Put	03/31/20	$3,070.00	10	1		(44,800)
S&P 500 Index	Put	03/31/20	$3,100.00	14	1		(70,644)

Total Options Written (premiums received $ 2,170,986)							$(2,078,269)

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1	90 Day Euro Dollar	Dec. 2020	$245,950	$870
83	2 Year U.S. Treasury Notes	Mar. 2020	17,886,500	22,080
35	5 Year U.S. Treasury Notes	Mar. 2020	4,151,328	4,317
769	10 Year U.S. Treasury Notes	Mar. 2020	98,756,426	(717,765)
156	20 Year U.S. Treasury Bonds	Mar. 2020	24,321,375	(436,751)
544	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	98,821,000	(2,422,540)
26	Amsterdam Index	Jan. 2020	3,526,710	(42,731)
46	ASX SPI 200 Index	Mar. 2020	5,328,703	(150,954)
108	CAC40 10 Euro	Jan. 2020	7,232,273	3,512
19	DAX Index	Mar. 2020	7,057,835	(72,749)
9	Euro STOXX 50 Index	Mar. 2020	376,454	(3,341)
128	FTSE 100 Index	Mar. 2020	12,714,465	54,352
131	FTSE/JSE Top 40 Index	Mar. 2020	4,803,770	(53,262)
13	FTSE/MIB Index	Mar. 2020	1,706,835	(2,013)
10	Hang Seng China Enterprises Index	Jan. 2020	1,813,970	15,193
20	IBEX 35 Index	Jan. 2020	2,137,579	(15,190)
118	OMXS30 Index	Jan. 2020	2,227,693	(12,163)
2,007	S&P 500 E-Mini Index	Mar. 2020	324,240,885	4,079,586

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Futures contracts outstanding at December 31, 2019 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued):
41	S&P/TSX 60 Index	Mar. 2020	$6,393,038	$2,271
32	SGX MSCI Singapore Index	Jan. 2020	883,899	1,884
33	Swiss Franc Currency	Mar. 2020	8,121,300	34
95	TOPIX Index	Mar. 2020	15,047,167	108,063

				362,703

Short Positions:
7	30 Day Federal Funds	Jan. 2020	2,871,615	(231)
7	30 Day Federal Funds	Feb. 2020	2,756,320	458
3	30 Day Federal Funds	Mar. 2020	1,181,280	354
2	90 Day Euro Dollar	Mar. 2020	491,325	(3,025)
9	90 Day Euro Dollar	Jun. 2020	2,211,975	(13,860)
102	10 Year U.S. Ultra Treasury Notes	Mar. 2020	14,351,719	203,985
97	MSCI Taiwan Stock Index	Jan. 2020	4,458,120	19,550

				207,231

				$569,934

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	5,760	$3,951,942	$4,049,876	$97,934	$—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	420	287,700	295,397	7,697	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	195	134,741	137,112	2,371	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	193	133,727	135,709	1,982	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	193	134,084	135,738	1,654	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	193	135,298	135,749	451	—
Brazilian Real,
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	1,678	416,382	417,157	775	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	564	132,056	140,204	8,148	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	558	138,397	138,655	258	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	556	130,977	138,305	7,328	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	553	137,248	137,503	255	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	553	137,211	137,466	255	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	552	131,041	137,224	6,183	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	551	131,081	136,859	5,778	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	550	131,037	136,829	5,792	—

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Brazilian Real (continued),
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	549	$131,043	$136,443	$5,400	$—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	549	133,048	136,355	3,307	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	545	131,080	135,492	4,412	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	544	134,914	135,165	251	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	542	134,487	134,737	250	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	541	133,022	134,544	1,522	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	382	94,657	94,833	176	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	257	63,758	63,877	119	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	109	25,942	27,138	1,196	—
Expiring 02/04/20	Morgan Stanley & Co. International PLC	BRL	1,678	413,382	416,768	3,386	—
Expiring 02/04/20	Morgan Stanley & Co. International PLC	BRL	543	132,444	134,925	2,481	—
Expiring 02/04/20	Morgan Stanley & Co. International PLC	BRL	543	133,969	134,964	995	—
British Pound,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	7,530	9,897,112	9,995,612	98,500	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	103	138,927	136,385	—	(2,542)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	101	136,560	134,133	—	(2,427)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	100	132,354	132,782	428	—
Canadian Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	7,590	5,737,515	5,846,574	109,059	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	356	270,250	274,010	3,760	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	351	268,062	270,697	2,635	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	351	267,959	270,638	2,679	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	176	134,000	135,468	1,468	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	176	133,916	135,437	1,521	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	176	133,910	135,736	1,826	—
Chilean Peso,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CLP	2,220,000	2,764,977	2,954,977	190,000	—
Chinese Renminbi,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	2,802	399,006	401,732	2,726	—

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Chinese Renminbi (continued),
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	1,873	$267,073	$268,633	$1,560	$—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	1,870	265,075	268,224	3,149	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	1,854	266,097	265,927	—	(170)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	1,473	210,691	211,204	513	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	931	133,010	133,466	456	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	930	132,909	133,348	439	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	930	132,998	133,348	350	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	927	130,945	132,903	1,958	—
Colombian Peso,
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	743,485	220,315	225,883	5,568	—
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	528,397	158,745	160,536	1,791	—
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	357,127	107,151	108,501	1,350	—
Czech Koruna,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CZK	26,710	1,165,015	1,178,447	13,432	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CZK	25,653	1,117,047	1,131,799	14,752	—
Danish Krone,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	DKK	6,350	950,125	958,343	8,218	—
Euro,
Expiring 02/20/20	Morgan Stanley & Co. International PLC	EUR	879	979,691	989,109	9,418	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	15,810	17,662,631	17,820,750	158,119	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	6,250	6,982,382	7,044,889	62,507	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	560	624,973	631,326	6,353	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	560	627,813	631,326	3,513	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	238	265,750	268,196	2,446	—
Hong Kong Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	HKD	16,470	2,102,685	2,112,335	9,650	—
Hungarian Forint,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	HUF	265,382	893,097	902,922	9,825	—
Indian Rupee,
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	9,437	132,930	132,257	—	(673)
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	9,417	130,910	131,978	1,068	—

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Indian Rupee (continued),
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	9,386	$130,930	$131,541	$611	$—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	8,929	125,862	125,131	—	(731)
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	7,584	106,014	106,291	277	—
Expiring 02/03/20	Morgan Stanley & Co. International PLC	INR	103,749	1,439,992	1,452,115	12,123	—
Expiring 02/03/20	Morgan Stanley & Co. International PLC	INR	9,446	131,088	132,208	1,120	—
Indonesian Rupiah,
Expiring 01/21/20	Morgan Stanley & Co. International PLC	IDR	880,886	62,830	63,581	751	—
Israeli Shekel,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ILS	680	197,174	197,749	575	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ILS	462	132,898	134,386	1,488	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ILS	460	132,901	133,751	850	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ILS	315	90,504	91,564	1,060	—
Japanese Yen,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	1,447,000	13,383,031	13,376,441	—	(6,590)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	108,169	1,001,662	999,946	—	(1,716)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	28,482	263,973	263,295	—	(678)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	14,458	132,919	133,656	737	—
Mexican Peso,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	15,012	758,989	784,861	25,872	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	15,012	764,108	784,861	20,753	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	2,570	132,101	134,361	2,260	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	2,569	133,927	134,298	371	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	2,566	133,909	134,174	265	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	2,270	117,896	118,676	780	—
New Taiwanese Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TWD	29,340	983,640	986,718	3,078	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TWD	29,340	983,705	986,717	3,012	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TWD	29,340	983,508	986,717	3,209	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TWD	29,340	983,541	986,717	3,176	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TWD	29,340	983,310	986,717	3,407	—

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
New Zealand Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	402	$263,486	$270,879	$7,393	$—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	220	143,933	148,271	4,338	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	203	133,919	136,830	2,911	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	203	134,238	136,820	2,582	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	201	134,634	135,442	808	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	125	84,298	84,429	131	—
Norwegian Krone,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NOK	13,233	1,447,903	1,507,608	59,705	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NOK	3,250	354,445	370,273	15,828	—
Polish Zloty,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	PLN	3,761	976,668	991,558	14,890	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	PLN	3,256	841,342	858,330	16,988	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	PLN	532	137,270	140,200	2,930	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	PLN	514	133,996	135,591	1,595	—
Russian Ruble,
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	135,562	2,107,854	2,176,872	69,018	—
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	8,457	131,042	135,806	4,764	—
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	8,380	133,998	134,559	561	—
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	8,372	132,943	134,442	1,499	—
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	955	15,317	15,337	20	—
Singapore Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SGD	1,040	764,119	773,851	9,732	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SGD	362	267,099	269,291	2,192	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SGD	362	267,099	269,076	1,977	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SGD	359	265,015	267,208	2,193	—
South African Rand,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ZAR	64,610	4,361,650	4,565,970	204,320	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ZAR	1,928	134,000	136,218	2,218	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ZAR	1,157	81,282	81,758	476	—

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
South Korean Won,
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	314,370	$264,120	$272,264	$8,144	$—
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	255,336	214,888	221,137	6,249	—
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	193,121	162,419	167,254	4,835	—
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	157,100	131,975	136,058	4,083	—
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	156,790	133,048	135,789	2,741	—
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	156,122	133,989	135,211	1,222	—
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	156,008	134,002	135,112	1,110	—
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	155,703	131,009	134,849	3,840	—
Swedish Krona,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SEK	13,800	1,460,544	1,478,882	18,338	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SEK	1,252	132,041	134,180	2,139	—
Swiss Franc,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CHF	5,140	5,241,278	5,340,593	99,315	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CHF	258	264,033	268,055	4,022	—
Turkish Lira,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TRY	8,833	1,492,184	1,456,102	—	(36,082)

				$111,632,766	$113,153,432	1,572,275	(51,609)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	390	$267,628	$274,163	$—	$(6,535)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	388	267,682	272,824	—	(5,142)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	238	162,941	167,454	—	(4,513)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	192	132,370	134,982	—	(2,612)
Brazilian Real,
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	1,678	413,887	417,157	—	(3,270)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	564	139,944	140,204	—	(260)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	558	130,948	138,655	—	(7,707)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	556	138,048	138,305	—	(257)

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Brazilian Real (continued),
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	553	$131,096	$137,503	$—	$(6,407)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	553	130,972	137,466	—	(6,494)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	552	136,969	137,224	—	(255)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	551	136,605	136,859	—	(254)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	550	136,575	136,829	—	(254)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	549	136,102	136,355	—	(253)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	549	136,190	136,443	—	(253)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	545	135,240	135,492	—	(252)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	544	133,000	135,165	—	(2,165)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	542	133,074	134,737	—	(1,663)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	541	134,294	134,544	—	(250)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	382	94,098	94,833	—	(735)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	257	62,381	63,877	—	(1,496)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	109	27,088	27,138	—	(50)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	BRL	546	134,000	135,613	—	(1,613)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	BRL	545	133,945	135,316	—	(1,371)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	BRL	545	134,908	135,422	—	(514)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	BRL	544	133,931	135,015	—	(1,084)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	BRL	256	63,719	63,625	94	—
British Pound,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	103	133,905	136,649	—	(2,744)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	102	134,945	136,055	—	(1,110)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	102	133,359	135,315	—	(1,956)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	100	131,613	132,685	—	(1,072)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	85	111,184	112,889	—	(1,705)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	68	89,673	90,450	—	(777)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	29	38,172	38,509	—	(337)

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Canadian Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	1,709	$1,292,236	$1,316,359	$—	$(24,123)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	1,535	1,158,268	1,182,513	—	(24,245)
Chilean Peso,
Expiring 01/21/20	Morgan Stanley & Co. International PLC	CLP	101,500	133,079	135,022	—	(1,943)
Expiring 01/21/20	Morgan Stanley & Co. International PLC	CLP	100,491	134,006	133,680	326	—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	CLP	100,215	133,979	133,313	666	—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	CLP	63,137	84,098	83,989	109	—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	CLP	17,648	23,703	23,477	226	—
Chinese Renminbi,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	12,331	1,744,952	1,768,164	—	(23,212)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	1,882	267,913	269,858	—	(1,945)
Colombian Peso,
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	585,448	165,923	177,869	—	(11,946)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	546,905	155,592	166,159	—	(10,567)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	449,366	132,974	136,525	—	(3,551)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	449,168	131,002	136,464	—	(5,462)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	439,744	133,995	133,601	394	—
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	366,754	104,934	111,425	—	(6,491)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	192,906	56,239	58,608	—	(2,369)
Euro,
Expiring 02/20/20	Morgan Stanley & Co. International PLC	EUR	5,710	6,325,680	6,425,512	—	(99,832)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	484	541,875	545,038	—	(3,163)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	240	269,332	270,574	—	(1,242)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	121	134,835	136,483	—	(1,648)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	121	135,901	136,455	—	(554)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	120	134,392	135,212	—	(820)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	73	81,887	82,465	—	(578)
Hungarian Forint,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	HUF	39,205	131,992	133,388	—	(1,396)

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Indian Rupee,
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	37,886	$533,000	$530,952	$2,048	$—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	18,996	267,000	266,219	781	—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	14,148	198,198	198,279	—	(81)
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	9,568	134,018	134,096	—	(78)
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	9,556	134,081	133,927	154	—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	9,478	133,025	132,831	194	—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	9,403	131,032	131,779	—	(747)
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	9,396	132,067	131,687	380	—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	9,351	130,984	131,053	—	(69)
Israeli Shekel,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ILS	3,773	1,091,743	1,097,303	—	(5,560)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ILS	3,773	1,093,363	1,097,303	—	(3,940)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ILS	464	134,064	134,986	—	(922)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ILS	463	134,011	134,715	—	(704)
Japanese Yen,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	740,000	6,844,121	6,840,751	3,370	—
Mexican Peso,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	2,569	130,947	134,319	—	(3,372)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	2,568	132,971	134,262	—	(1,291)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	2,568	133,979	134,237	—	(258)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	2,567	130,947	134,202	—	(3,255)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	2,557	132,915	133,670	—	(755)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	2,553	133,941	133,458	483	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	2,046	104,989	106,981	—	(1,992)
New Taiwanese Dollar,
Expiring 02/24/20	Morgan Stanley & Co. International PLC	TWD	25,050	830,144	840,990	—	(10,846)
Expiring 02/24/20	Morgan Stanley & Co. International PLC	TWD	4,918	162,236	165,107	—	(2,871)
Expiring 02/24/20	Morgan Stanley & Co. International PLC	TWD	4,020	134,067	134,948	—	(881)
Expiring 02/24/20	Morgan Stanley & Co. International PLC	TWD	3,999	132,008	134,247	—	(2,239)

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
New Taiwanese Dollar (continued),
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TWD	277,800	$9,176,797	$9,342,536	$—	$(165,739)
New Zealand Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	1,379	905,786	929,580	—	(23,794)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	1,379	905,914	929,580	—	(23,666)
Russian Ruble,
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	8,542	134,684	137,174	—	(2,490)
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	8,442	131,921	135,566	—	(3,645)
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	8,438	134,442	135,493	—	(1,051)
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	8,426	130,969	135,309	—	(4,340)
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	4,131	64,004	66,337	—	(2,333)
Singapore Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SGD	1,132	827,667	842,197	—	(14,530)
South African Rand,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ZAR	2,725	185,998	192,571	—	(6,573)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ZAR	1,978	133,052	139,815	—	(6,763)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ZAR	1,949	131,061	137,705	—	(6,644)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ZAR	779	52,906	55,035	—	(2,129)
South Korean Won,
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	309,703	264,761	268,222	—	(3,461)
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	155,896	135,002	135,015	—	(13)
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	155,824	132,903	134,954	—	(2,051)
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	155,255	133,998	134,461	—	(463)
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	154,661	132,924	133,946	—	(1,022)
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	100,466	87,036	87,009	27	—
Swedish Krona,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SEK	10,349	1,093,723	1,109,097	—	(15,374)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SEK	10,349	1,091,266	1,109,097	—	(17,831)
Swiss Franc,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CHF	1,705	1,737,233	1,771,691	—	(34,458)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CHF	1,705	1,734,406	1,771,691	—	(37,285)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CHF	389	398,763	404,461	—	(5,698)

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Swiss Franc (continued),
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CHF	259	$264,951	$269,559	$—	$(4,608)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CHF	129	131,061	133,780	—	(2,719)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CHF	128	130,985	133,508	—	(2,523)
Turkish Lira,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TRY	814	134,025	134,151	—	(126)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TRY	812	133,949	133,826	123	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TRY	811	134,000	133,692	308	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TRY	787	132,998	129,689	3,309	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TRY	684	112,863	112,676	187	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TRY	489	82,277	80,676	1,601	—

				$52,663,449	$53,370,306	14,780	(721,637)

						$1,587,055	$(773,246)

Cross currency exchange contracts outstanding at December 31, 2019:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
03/18/20	Buy	AUD	193	CAD	177	$—	$(420)	Morgan Stanley & Co. International PLC
03/18/20	Buy	AUD	194	EUR	121	139	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	CAD	175	NOK	1,199	—	(1,805)	Morgan Stanley & Co. International PLC
03/18/20	Buy	CAD	176	CHF	130	158	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	CAD	177	EUR	120	891	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	CAD	353	EUR	241	428	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	CHF	131	JPY	14,609	1,004	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	CHF	260	EUR	238	1,834	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	CHF	420	EUR	384	3,316	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	CHF	536	GBP	418	1,554	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	51	CAD	75	38	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	59	CZK	1,504	—	(189)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	118	CZK	3,026	—	(455)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	119	NOK	1,215	—	(4,320)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	119	NOK	1,219	—	(4,739)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	119	CZK	3,049	—	(402)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	119	CZK	3,052	—	(429)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	119	CZK	3,061	—	(350)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	119	HUF	39,175	569	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	120	GBP	102	—	(92)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	120	GBP	103	—	(958)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	120	PLN	513	—	(187)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	120	PLN	515	—	(658)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	120	NOK	1,205	—	(1,954)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	120	NOK	1,216	—	(3,232)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	120	CZK	3,077	—	(370)	Morgan Stanley & Co. International PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Cross currency exchange contracts outstanding at December 31, 2019 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts (continued):
03/18/20	Buy	EUR	121	GBP	103	$—	$(840)	Morgan Stanley & Co. International PLC
03/18/20	Buy	GBP	100	EUR	120	—	(2,012)	Morgan Stanley & Co. International PLC
03/18/20	Buy	GBP	101	EUR	120	—	(1,138)	Morgan Stanley & Co. International PLC
03/18/20	Buy	GBP	101	CHF	133	—	(4,223)	Morgan Stanley & Co. International PLC
03/18/20	Buy	GBP	101	CAD	178	—	(2,870)	Morgan Stanley & Co. International PLC
03/18/20	Buy	HUF	20,489	EUR	62	165	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	HUF	38,977	EUR	118	—	(303)	Morgan Stanley & Co. International PLC
03/18/20	Buy	HUF	39,507	EUR	119	316	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	HUF	39,709	EUR	120	—	(206)	Morgan Stanley & Co. International PLC
03/18/20	Buy	JPY	14,325	EUR	119	—	(1,742)	Morgan Stanley & Co. International PLC
03/18/20	Buy	JPY	14,423	AUD	193	—	(2,349)	Morgan Stanley & Co. International PLC
03/18/20	Buy	NOK	101	EUR	10	269	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	NOK	13,233	EUR	1,299	42,841	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	NZD	202	CAD	176	887	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	SEK	699	EUR	67	—	(367)	Morgan Stanley & Co. International PLC
03/18/20	Buy	SEK	1,244	NOK	1,205	—	(4,002)	Morgan Stanley & Co. International PLC
03/18/20	Buy	SEK	1,245	NOK	1,214	—	(4,900)	Morgan Stanley & Co. International PLC
03/18/20	Buy	SEK	1,254	EUR	120	—	(827)	Morgan Stanley & Co. International PLC
03/18/20	Buy	SEK	1,256	EUR	120	—	(734)	Morgan Stanley & Co. International PLC
03/18/20	Buy	SEK	1,257	EUR	120	—	(605)	Morgan Stanley & Co. International PLC
03/18/20	Buy	SEK	1,609	EUR	153	—	(34)	Morgan Stanley & Co. International PLC

						$54,409	$(47,712)

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues—Buy Protection(1):
Republic of South Africa	12/20/24	1.000%(Q)	740	$27,845	$15,388	$(12,457)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Federal Republic of Brazil	06/20/24	1.000	%(Q)	2,900	0.883%	$(52,480)	$15,498	$67,978
General Electric Co.	06/20/24	1.000	%(Q)	2,300	0.766%	(29,225)	23,713	52,938
General Electric Co.	12/20/24	1.000	%(Q)	1,000	0.857%	(16,577)	7,056	23,633
Kingdom of Saudi Arabia	06/20/24	1.000	%(Q)	1,680	0.497%	23,455	37,060	13,605
Kingdom of Saudi Arabia	12/20/24	1.000	%(Q)	1,000	0.563%	13,403	21,176	7,773
Republic of Colombia	06/20/24	1.000	%(Q)	2,830	0.631%	(11,729)	45,884	57,613
Republic of Indonesia	06/20/24	1.000	%(Q)	160	0.557%	1,044	3,105	2,061
Republic of Peru	12/20/24	1.000	%(Q)	1,760	0.421%	34,180	49,384	15,204
Republic of Philippines	06/20/24	1.000	%(Q)	1,000	0.297%	25,816	30,760	4,944
Russian Federation	12/20/24	1.000	%(Q)	410	0.556%	(3,379)	8,815	12,194
The Boeing Company	06/20/24	1.000	%(Q)	1,300	0.480%	32,741	29,532	(3,209)

						$17,249	$271,983	$254,734

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.EM.32.V1	12/20/24	1.000	%(Q)	1,810	1.737%	$(70,148)	$(60,227)	$9,921
CDX.NA.IG.33.V1	06/20/24	1.000	%(Q)	23,075	0.393%	501,970	609,155	107,185
CDX.NA.IG.33.V1	12/20/24	1.000	%(Q)	75,800	0.452%	1,549,612	1,990,940	441,328

						$1,981,434	$2,539,868	$558,434

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
BRL	5,630	01/03/22	5.440%	(M)	1 Day BROIS(2)(M)	$8,394	$6,231	$(2,163)
EUR	470	03/18/24	0.000%	(A)	6 Month EURIBOR(1)(S)	(4,885)	(3,529)	1,356
EUR	900	03/18/27	0.250%	(A)	6 Month EURIBOR(1)(S)	(22,022)	(16,248)	5,774
EUR	2,140	03/18/30	0.500%	(A)	6 Month EURIBOR(1)(S)	(87,776)	(68,808)	18,968
EUR	140	03/18/40	0.750%	(A)	6 Month EURIBOR(1)(S)	(7,887)	(4,718)	3,169
EUR	180	03/18/50	1.000%	(A)	6 Month EURIBOR(1)(S)	(27,563)	(21,556)	6,007
KRW	12,330,510	03/18/22	1.500%	(Q)	3 Month KRW LIBOR(2)(Q)	36,757	40,834	4,077
MXN	54,490	03/16/22	6.600%	(M)	28 Day Mexican Interbank Rate(2)(M)	(959)	2,939	3,898
	12,430	12/15/21	1.259%	(A)	1 Day USOIS(1)(A)	(409)	(36,864)	(36,455)
	2,640	03/18/22	1.500%	(S)	3 Month LIBOR(1)(Q)	3,737	7,756	4,019
	28,800	07/25/24	—	(3)	—(3)	475	301	(174)
	13,090	11/15/26	1.333%	(A)	1 Day USOIS(1)(A)	(13,512)	181,025	194,537
	12,150	12/20/28	2.790%	(S)	3 Month LIBOR(1)(Q)	(146,739)	(942,895)	(796,156)
	8,900	08/15/29	1.654%	(S)	3 Month LIBOR(2)(Q)	(6,231)	(173,978)	(167,747)
	10,090	05/15/45	1.842%	(S)	3 Month LIBOR(1)(Q)	22,026	499,174	477,148

						$(246,594)	$(530,336)	$(283,742)

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 3 Month LIBOR quarterly and receives the floating rate of 1 Month LIBOR plus 9.00 bps quarterly.

Total return swap agreements outstanding at December 31, 2019:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
Euro Stoxx Supersector Return Index	6 Month EURIBOR-12 bps(S)	Barclays Bank PLC	4/02/20	EUR	12,977	$1,611,287	$—	$1,611,287

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$1,611,287	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Barclays Bank PLC	$7,948,649	$—
Credit Suisse Securities (USA) LLC	10,063,682	—
Morgan Stanley & Co. International PLC	40,062,290	—

Total	$58,074,621	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$793,448,700	$432,953,002	$30,193
Exchange-Traded Funds	33,735,397	—	—
Preferred Stocks	—	811,634	—
Rights	—	18,719	—
Unaffiliated Funds	100,894,154	—	—
Warrants	3,304	—	—
Asset-Backed Securities
Collateralized Loan Obligations	—	64,238,968	—
Other	—	7,059,003	—
Student Loans	—	30,000,415	—
Commercial Mortgage-Backed Securities	—	3,179,893	—
Convertible Bond	—	395,910	—

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Corporate Bonds	$—	$418,806,785	$—
Municipal Bonds	—	8,794,701	—
Residential Mortgage-Backed Securities	—	10,736,415	—
Sovereign Bonds	—	69,443,240	—
U.S. Government Agency Obligations	—	504,664,644	—
U.S. Treasury Obligations	—	115,569,816	—
Affiliated Mutual Funds	446,227,291	—	—
Options Purchased	14,517,803	208,908	—

Total	$1,388,826,649	$1,666,882,053	$30,193

Liabilities
Options Written	$(2,025,419)	$(52,850)	$—

Other Financial Instruments*
Assets
Futures Contracts	$4,516,509	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,587,055	—
OTC Cross Currency Exchange Contracts	—	54,409	—
Centrally Cleared Credit Default Swap Agreements	—	816,377	—
Centrally Cleared Interest Rate Swap Agreements	—	718,953	—
OTC Total Return Swap Agreement	—	1,611,287	—

Total	$4,516,509	$4,788,081	$—

Liabilities
Forward Commitment Contracts	$—	$(124,385,053)	$—
Futures Contracts	(3,946,575)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(773,246)	—
OTC Cross Currency Exchange Contracts	—	(47,712)	—
Centrally Cleared Credit Default Swap Agreements	—	(15,666)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,002,695)	—

Total	$(3,946,575)	$(126,224,372)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Government Agency Obligations	17.4%
Affiliated Mutual Funds (2.6% represents investments purchased with collateral from securities on loan)	15.4
Banks	5.6
U.S. Treasury Obligations	4.0
Unaffiliated Funds	3.5
Pharmaceuticals	2.7
Sovereign Bonds	2.4
Insurance	2.3
Collateralized Loan Obligations	2.2
Equity Real Estate Investment Trusts (REITs)	2.1
Software	1.8
IT Services	1.8
Health Care Equipment & Supplies	1.7
Oil, Gas & Consumable Fuels	1.6
Interactive Media & Services	1.5
Capital Markets	1.4

Chemicals	1.3%
Exchange-Traded Funds	1.2
Food & Staples Retailing	1.2
Aerospace & Defense	1.1
Oil & Gas	1.1
Beverages	1.1
Student Loans	1.0
Electronic Equipment, Instruments & Components	1.0
Internet & Direct Marketing Retail	1.0
Semiconductors & Semiconductor Equipment	0.9
Technology Hardware, Storage & Peripherals	0.9
Biotechnology	0.9
Media	0.9
Health Care Providers & Services	0.9
Diversified Financial Services	0.9
Telecommunications	0.9
Real Estate Investment Trusts (REITs)	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (con’t):
Pipelines	0.8%
Electric	0.7
Hotels, Restaurants & Leisure	0.7
Commercial Services & Supplies	0.7
Specialty Retail	0.6
Household Durables	0.6
Entertainment	0.6
Airlines	0.6
Electric Utilities	0.6
Building Products	0.6
Electrical Equipment	0.5
Textiles, Apparel & Luxury Goods	0.5
Options Purchased	0.5
Machinery	0.5
Multiline Retail	0.5
Semiconductors	0.5
Metals & Mining	0.5
Automobiles	0.4
Consumer Finance	0.4
Food Products	0.4
Multi-Utilities	0.4
Professional Services	0.4
Life Sciences Tools & Services	0.4
Residential Mortgage-Backed Securities	0.4
Trading Companies & Distributors	0.4
Computers	0.3
Personal Products	0.3
Household Products	0.3
Industrial Conglomerates	0.3
Road & Rail	0.3
Municipal Bonds	0.3
Construction Materials	0.3
Construction & Engineering	0.3
Diversified Telecommunication Services	0.3
Communications Equipment	0.3
Tobacco	0.3
Other	0.3
Independent Power & Renewable Electricity Producers	0.2
Retail	0.2
Real Estate Management & Development	0.2
Foods	0.2
Agriculture	0.2
Transportation Infrastructure	0.2

Commercial Services	0.2%
Containers & Packaging	0.2
Healthcare-Services	0.2
Gas Utilities	0.2
Marine	0.2
Mining	0.1
Auto Components	0.1
Commercial Mortgage-Backed Securities	0.1
Water Utilities	0.1
Engineering & Construction	0.1
Auto Manufacturers	0.1
Distributors	0.1
Air Freight & Logistics	0.1
Internet	0.1
Miscellaneous Manufacturing	0.1
Trucking & Leasing	0.1
Energy Equipment & Services	0.1
Healthcare-Products	0.1
Wireless Telecommunication Services	0.1
Investment Companies	0.1
Hand/Machine Tools	0.1
Leisure Products	0.1
Gas	0.1
Thrifts & Mortgage Finance	0.1
Environmental Control	0.1
Diversified Consumer Services	0.0	*
Health Care Technology	0.0	*
Savings & Loans	0.0	*
Transportation	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Paper & Forest Products	0.0	*
Multi-National	0.0	*
Energy-Alternate Sources	0.0	*
Real Estate	0.0	*
Iron/Steel	0.0	*
	105.5

Options Written	(0.0	)*
Liabilities in excess of other assets	(5.5)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$816,377	*	Due from/to broker — variation margin swaps	$15,666	*

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$4,284,411	*	Due from/to broker — variation margin futures	$352,403	*
Equity contracts	Unaffiliated investments	1,053,527		Options written outstanding, at value	2,078,269
Equity contracts	Unrealized appreciation on OTC swap agreements	1,611,287		—	—
Foreign exchange contracts	Due from/to broker — variation margin futures	34	*	—	—
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	54,409		Unrealized depreciation on OTC cross currency exchange contracts	47,712
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,587,055		Unrealized depreciation on OTC forward foreign currency exchange contracts	773,246
Interest rate contracts	Due from/to broker — variation margin futures	232,064	*	Due from/to broker — variation margin futures	3,594,172	*
Interest rate contracts	Due from/to broker — variation margin swaps	718,953	*	Due from/to broker — variation margin swaps	1,002,695	*
Interest rate contracts	Unaffiliated investments	13,695,207		—	—

		$24,053,324			$7,864,163

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$954,942
Equity contracts	12,916	(15,868,205)	3,965,147	49,353,297	—	(1,080,427)
Foreign exchange contracts	—	—	—	(1,305)	(1,603,729)	—
Interest rate contracts	—	3,051,836	6,285	18,648,014	—	111,194

Total	$12,916	$(12,816,369)	$3,971,432	$68,000,006	$(1,603,729)	$(14,291)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$—	$951,299
Equity contracts	16,400	(418)	(4,965,997)	698,852	12,833,746	—	1,611,287
Foreign exchange contracts	—	—	—	—	34	208,563	—
Interest rate contracts	—	—	(3,377,449)	—	(4,480,012)	—	(158,985)

Total	$16,400	$(418)	$(8,343,446)	$698,852	$8,353,768	$208,563	$2,403,601

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$14,016,269	$80,382	$643,434,644	$182,513,839	$127,483,600

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$66,838,690	$8,547,214	$219,646,668	$2,134,000

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)
$56,354,000	$9,920,826

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$73,147,937	$(73,147,937)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Barclays Bank PLC	$1,621,650	$—	$1,621,650	$(1,621,650)	$—
Morgan Stanley & Co. International PLC	1,713,469	(820,958)	892,511	(200,000)	692,511

	$3,335,119	$(820,958)	$2,514,161	$(1,821,650)	$692,511

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $73,147,937:
Unaffiliated investments (cost $2,482,136,485)	$2,609,511,604
Affiliated investments (cost $446,224,153)	446,227,291
Foreign currency, at value (cost $5,523,910)	5,587,427
Cash	1,781
Receivable for investments sold	311,742,158
Deposit with broker for centrally cleared/exchange-traded derivatives	58,074,621
Dividends and interest receivable	9,138,092
Tax reclaim receivable	2,164,471
Unrealized appreciation on OTC swap agreements	1,611,287
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,587,055
Due from broker-variation margin futures	268,477
Due from broker-variation margin swaps	102,049
Unrealized appreciation on OTC cross currency exchange contracts	54,409
Receivable for Portfolio shares sold	32,192
Receivable from affiliate	7,092
Prepaid expenses and other assets	169,137

Total Assets	3,446,279,143

LIABILITIES
Payable for investments purchased	343,599,912
Forward commitment contracts, at value (proceeds receivable $124,218,477)	124,385,053
Payable to broker for collateral for securities on loan	74,745,381
Options written outstanding, at value (proceeds received $2,170,986)	2,078,269
Cash segregated from counterparty—OTC	1,960,000
Payable to affiliate	1,151,657
Unrealized depreciation on OTC forward foreign currency exchange contracts	773,246
Accrued expenses and other liabilities	623,234
Management fee payable	603,253
Due to broker-variation margin futures	507,360
Distribution fee payable	118,997
Payable for Portfolio shares repurchased	66,169
Unrealized depreciation on OTC cross currency exchange contracts	47,712
Affiliated transfer agent fee payable	357

Total Liabilities	550,660,600

NET ASSETS	$2,895,618,543

Net assets were comprised of:
Partners’ Equity	$2,895,618,543

Net asset value and redemption price per share, $2,895,618,543 / 189,390,434 outstanding shares of beneficial interest	$15.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS) INCOME
Interest income (net of $42,394 foreign withholding tax)	$37,854,799
Unaffiliated dividend income (net of $2,099,434 foreign withholding tax, of which $266,271 is reimbursable by an affiliate)	30,963,423
Affiliated dividend income	10,481,818
Income from securities lending, net (including affiliated income of $149,540)	181,927

Total income	79,481,967

EXPENSES
Management fee	21,049,954
Distribution fee	6,941,845
Custodian and accounting fees	1,059,662
Audit fee	61,810
Trustees’ fees	41,330
Shareholders’ reports	28,708
Legal fees and expenses	20,860
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	154,800

Total expenses	29,365,977
Less: Fee waiver and/or expense reimbursement	(4,064,901)

Net expenses	25,301,076

NET INVESTMENT INCOME (LOSS)	54,180,891

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $18,424) (net of foreign capital gains taxes $(21,201))	69,667,647
Futures transactions	68,000,006
Forward and cross currency contract transactions	(1,603,729)
Options written transactions	3,971,432
Swap agreements transactions	(14,291)
Foreign currency transactions	(3,695,942)

136,325,123

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $6,024)	200,667,781
Futures	8,353,768
Forward and cross currency contracts	208,563
Options written	698,852
Swap agreements	2,403,601
Foreign currencies	111,883

212,444,448

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	348,769,571

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$402,950,462

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$54,180,891	$59,502,180
Net realized gain (loss) on investment and foreign currency transactions	136,325,123	(14,295,582)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	212,444,448	(254,808,442)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	402,950,462	(209,601,844)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [20,771,056 and 4,126,228 shares, respectively]	288,426,604	55,632,901
Portfolio shares repurchased [12,893,084 and 51,610,844 shares, respectively]	(185,968,783)	(700,617,680)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	102,457,821	(644,984,779)

CAPITAL CONTRIBUTIONS	18,758	437,489

TOTAL INCREASE (DECREASE)	505,427,041	(854,149,134)
NET ASSETS:
Beginning of year	2,390,191,502	3,244,340,636

End of year	$2,895,618,543	$2,390,191,502

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 88.6%
COMMON STOCKS — 55.5%	Shares	Value
Argentina — 0.1%
MercadoLibre, Inc.*	5,592	$3,198,288

Australia — 0.2%
BHP Group Ltd.	166,699	4,559,754
Rio Tinto PLC	29,761	1,781,217

		6,340,971

Austria — 0.2%
BAWAG Group AG, 144A*	10,537	479,785
Erste Group Bank AG*	140,181	5,307,268
OMV AG	14,807	832,053
Wienerberger AG	22,504	666,914

		7,286,020

Belgium — 0.2%
Anheuser-Busch InBev SA/NV	35,009	2,856,607
Euronav NV	49,270	607,729
KBC Group NV	44,094	3,321,681

		6,786,017

Brazil — 0.5%
Ambev SA	129,544	601,235
Ambev SA, ADR	376,330	1,753,698
B3 SA – Brasil Bolsa Balcao	36,426	389,098
Banco do Brasil SA	31,308	411,089
Cogna Educacao	51,459	146,214
CVC Brasil Operadora e Agencia de Viagens SA	10,033	109,241
Equatorial Energia SA	42,436	240,415
Itau Unibanco Holding SA, ADR	549,896	5,031,548
Localiza Rent a Car SA	23,323	274,876
Lojas Renner SA	176,737	2,468,703
Raia Drogasil SA	50,571	1,403,472
TIM Participacoes SA, ADR(a)	16,017	306,085
Vale SA, ADR	63,543	838,768
WEG SA	267,265	2,302,783

		16,277,225

Canada — 0.1%
Advanz Pharma Corp.*	607	1,768
Canadian Pacific Railway Ltd.	5,216	1,329,819
Fairfax Financial Holdings Ltd.	2,750	1,291,275
Shopify, Inc. (Class A Stock)*	3,607	1,434,071

		4,056,933

Chile — 0.0%
Banco Santander Chile, ADR(a)	42,362	977,291
Cencosud SA	49,267	64,864
Cia Cervecerias Unidas SA, ADR	4,023	76,316

		1,118,471

China — 2.4%
51job, Inc., ADR*	2,572	218,363
Alibaba Group Holding Ltd., ADR*	72,209	15,315,529
ANTA Sports Products Ltd.	10,000	89,696
Baidu, Inc., ADR*	10,230	1,293,072
Bank of China Ltd. (Class H Stock)	1,787,000	763,740

COMMON STOCKS (continued)	Shares	Value
China (continued)
Baoshan Iron & Steel Co. Ltd. (Class A Stock)	288,000	$237,541
Beijing Enterprises Holdings Ltd.	20,500	94,259
Beijing Shiji Information Technology Co. Ltd. (Class A Stock)	20,400	114,378
BOE Technology Group Co. Ltd. (Class A Stock)	120,400	78,521
Budweiser Brewing Co. APAC Ltd., 144A*	721,000	2,438,512
CGN Power Co. Ltd. (Class H Stock), 144A	754,000	201,373
China Conch Venture Holdings Ltd.	49,500	216,127
China Construction Bank Corp. (Class H Stock)	1,955,000	1,687,677
China Everbright International Ltd.	252,000	202,510
China Gas Holdings Ltd.	77,600	290,576
China Lesso Group Holdings Ltd.	106,000	135,936
China Life Insurance Co. Ltd. (Class H Stock)	218,000	606,949
China Merchants Bank Co. Ltd. (Class H Stock)	124,000	638,822
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (Class A Stock)	97,600	278,855
China Mobile Ltd.	85,500	719,643
China Oilfield Services Ltd. (Class H Stock)	190,000	299,279
China Overseas Land & Investment Ltd.	132,000	514,416
China Pacific Insurance Group Co. Ltd. (Class H Stock)	76,800	302,875
China Petroleum & Chemical Corp. (Class H Stock)	768,000	463,162
China Resources Land Ltd.	92,000	458,478
China Shenhua Energy Co. Ltd. (Class H Stock)	151,500	316,474
China State Construction International Holdings Ltd.	84,000	76,519
China Unicom Hong Kong Ltd.	338,000	318,963
China Vanke Co. Ltd. (Class H Stock)	96,900	413,434
CNOOC Ltd.	177,000	295,773
Country Garden Holdings Co. Ltd.	309,000	495,811
Country Garden Services Holdings Co. Ltd.	57,000	192,725
CSPC Pharmaceutical Group Ltd.	140,000	334,915
ENN Energy Holdings Ltd.	23,600	258,406
Far East Horizon Ltd.	104,000	97,587
Foshan Haitian Flavouring & Food Co. Ltd. (Class A Stock)	43,600	674,019
Fosun International Ltd.	89,000	130,375
GDS Holdings Ltd., ADR*(a)	4,084	210,653
Geely Automobile Holdings Ltd.	155,000	304,546
Greentown Service Group Co. Ltd.	92,000	100,615
Hangzhou Robam Appliances Co. Ltd. (Class A Stock)	45,330	220,427
Huayu Automotive Systems Co. Ltd. (Class A Stock)	29,100	108,852
Huazhu Group Ltd., ADR(a)	37,470	1,501,423

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
China (continued)
Industrial & Commercial Bank of China Ltd. (Class H Stock)	1,551,000	$1,194,761
Inner Mongolia Yili Industrial Group Co. Ltd. (Class A Stock)	24,301	108,144
Innovent Biologics, Inc., 144A*	41,000	139,676
JD.com, Inc., ADR*	71,257	2,510,384
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	18,780	236,460
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (Class A Stock)	14,400	228,657
Jointown Pharmaceutical Group Co. Ltd. (Class A Stock)	73,800	150,015
Kingdee International Software Group Co. Ltd.	176,000	176,479
Kunlun Energy Co. Ltd.	212,000	187,558
Kweichow Moutai Co. Ltd. (Class A Stock)	12,232	2,080,813
Laobaixing Pharmacy Chain JSC (Class A Stock)	16,100	148,363
Longfor Group Holdings Ltd., 144A	78,500	368,458
Midea Group Co. Ltd. (Class A Stock)	202,200	1,695,159
NARI Technology Co. Ltd. (Class A Stock)	57,200	174,472
NetEase, Inc., ADR	1,860	570,350
Nexteer Automotive Group Ltd.	68,000	61,843
PetroChina Co. Ltd. (Class H Stock)	394,000	198,802
PICC Property & Casualty Co. Ltd. (Class H Stock)	262,000	316,511
Ping An Bank Co. Ltd. (Class A Stock)	106,100	251,111
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	858,000	10,184,536
Postal Savings Bank of China Co. Ltd. (Class H Stock), 144A	462,000	314,287
Prosus NV*	16,278	1,217,245
SAIC Motor Corp. Ltd. (Class A Stock)	76,302	261,847
Shenzhou International Group Holdings Ltd.	25,700	375,877
Sinopharm Group Co. Ltd. (Class H Stock)	83,200	304,316
Sunny Optical Technology Group Co. Ltd.	24,000	417,085
Suofeiya Home Collection Co. Ltd. (Class A Stock)	101,900	307,043
Tencent Holdings Ltd.	332,300	15,994,849
Trip.com Group Ltd., ADR*	9,381	314,639
Vipshop Holdings Ltd., ADR*	9,878	139,971
Weifu High-Technology Group Co. Ltd. (Class A Stock)	71,100	194,518
Wuxi Biologics Cayman, Inc., 144A*	27,500	348,953
Xinyangfeng Agricultural Technology Co. Ltd. (Class A Stock)	116,100	131,726
Yonyou Network Technology Co. Ltd. (Class A Stock)	60,400	247,129
Yum China Holdings, Inc.	44,124	2,118,393
Zhejiang Chint Electrics Co. Ltd. (Class A Stock)	43,899	169,183
Zhejiang Supor Co. Ltd. (Class A Stock)	18,800	207,492

COMMON STOCKS (continued)	Shares	Value
China (continued)
Zhejiang Weixing New Building Materials Co. Ltd. (Class A Stock)	111,500	$211,010

		77,969,921

Colombia — 0.0%
Bancolombia SA	12,012	160,782
Ecopetrol SA, ADR	5,398	107,744

		268,526

Czech Republic — 0.0%
Komercni banka A/S	5,398	197,617
Moneta Money Bank A/S, 144A	46,651	174,924

		372,541

Denmark — 0.3%
Novo Nordisk A/S (Class B Stock)	139,251	8,085,502

Finland — 0.1%
Fortum OYJ	27,535	679,589
Kemira OYJ	38,637	576,328
UPM-Kymmene OYJ	22,772	789,381

		2,045,298

France — 2.2%
Accor SA	41,721	1,955,328
Airbus SE	51,082	7,488,251
Alstom SA	28,663	1,361,734
AXA SA	77,570	2,185,682
BNP Paribas SA	34,807	2,069,230
Capgemini SE	39,319	4,804,098
Credit Agricole SA	31,241	453,780
Eiffage SA	7,693	880,503
EssilorLuxottica SA	14,983	2,289,183
Faurecia SE	10,367	559,720
Gecina SA, REIT	4,080	730,750
Ingenico Group SA	5,779	627,669
Kering SA	1,938	1,273,276
Legrand SA	29,337	2,393,373
L’Oreal SA	9,442	2,798,557
LVMH Moet Hennessy Louis Vuitton SE	18,147	8,449,837
Orange SA	233,054	3,428,949
Pernod Ricard SA	14,152	2,534,715
Peugeot SA	36,289	873,015
Safran SA	37,590	5,811,261
Schneider Electric SE	89,238	9,169,384
TOTAL SA	96,289	5,331,707
Vinci SA	44,594	4,963,363

		72,433,365

Germany — 1.0%
adidas AG	6,962	2,273,920
Allianz SE	39,179	9,602,253
Continental AG	15,308	1,969,959
Deutsche Boerse AG	14,536	2,291,828
Deutsche Telekom AG	74,346	1,214,504
Eckert & Ziegler Strahlen-und Medizintechnik AG	4,511	970,127
Infineon Technologies AG	120,815	2,760,901

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Germany (continued)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	9,337	$2,754,347
SAP SE	45,541	6,179,065
Softwareone Holding AG*	25,767	655,854
Stroeer SE & Co. KGaA	9,510	768,106
Symrise AG	9,406	992,859
TeamViewer AG*	19,810	719,243
Varta AG*	3,658	503,390

		33,656,356

Greece — 0.0%
OPAP SA	8,467	109,966

Hong Kong — 0.8%
AIA Group Ltd.	1,458,400	15,328,466
CK Asset Holdings Ltd.	292,500	2,108,514
Haier Electronics Group Co. Ltd.	47,000	147,207
Hong Kong Exchanges & Clearing Ltd.	154,600	5,035,076
Hutchison China MediTech Ltd., ADR*	4,350	109,054
Jardine Matheson Holdings Ltd.	18,500	1,028,081
Techtronic Industries Co. Ltd.	191,500	1,568,305

		25,324,703

Hungary — 0.0%
OTP Bank Nyrt	9,391	490,848
Richter Gedeon Nyrt	10,036	218,132

		708,980

India — 1.0%
Axis Bank Ltd.	57,381	606,950
Bharat Heavy Electricals Ltd.	183,960	112,259
Bosch Ltd.	589	126,999
Container Corp. Of India Ltd.	19,030	152,490
HCL Technologies Ltd.	30,362	241,843
HDFC Bank Ltd., ADR	282,586	17,907,475
Hindalco Industries Ltd.	53,530	162,217
Hindustan Unilever Ltd.	19,142	516,079
Housing Development Finance Corp. Ltd.	36,659	1,240,613
ICICI Bank Ltd., ADR	13,532	204,198
IndusInd Bank Ltd.	11,357	240,867
Infosys Ltd., ADR	590,469	6,093,640
ITC Ltd.	116,373	387,949
Larsen & Toubro Ltd.	18,548	337,782
Mahindra & Mahindra Ltd., GDR	177,400	1,340,688
Maruti Suzuki India Ltd.	3,797	392,491
NTPC Ltd.	166,097	277,390
Oil & Natural Gas Corp. Ltd.	131,605	238,073
Petronet LNG Ltd.	43,881	164,932
Power Grid Corp. of India Ltd.	112,494	300,174
Reliance Industries Ltd., 144A, GDR	25,349	1,079,721
Shriram Transport Finance Co. Ltd.	12,332	202,754
Tata Consultancy Services Ltd.	22,746	689,864
Tata Elxsi Ltd.	11,105	128,727
UltraTech Cement Ltd.	4,010	227,584
UPL Ltd.	35,559	291,585

		33,665,344

COMMON STOCKS (continued)	Shares	Value
Indonesia — 0.3%
Astra International Tbk PT	3,066,900	$1,523,413
Bank Central Asia Tbk PT	1,140,200	2,741,181
Bank Rakyat Indonesia Persero Tbk PT	8,928,600	2,818,263
Hanjaya Mandala Sampoerna Tbk PT	758,700	112,780
Telekomunikasi Indonesia Persero Tbk PT	1,246,600	355,552
Unilever Indonesia Tbk PT	224,000	677,470
United Tractors Tbk PT	38,400	59,366

		8,288,025

Italy — 0.2%
Enel SpA	448,227	3,559,770
FinecoBank Banca Fineco SpA	151,827	1,819,739
Poste Italiane SpA, 144A	43,992	498,794

		5,878,303

Japan — 1.6%
Daikin Industries Ltd.	18,800	2,650,853
FANUC Corp.	9,200	1,699,181
Honda Motor Co. Ltd.	31,800	900,134
Kao Corp.	31,100	2,567,124
Keyence Corp.	17,100	6,020,601
Komatsu Ltd.	103,200	2,483,639
Kubota Corp.	161,800	2,539,643
Makita Corp.	50,700	1,758,149
Mitsui Fudosan Co. Ltd.	159,700	3,906,160
Nidec Corp.	14,500	1,977,782
Ryohin Keikaku Co. Ltd.	53,500	1,246,588
Shin-Etsu Chemical Co. Ltd.	25,700	2,828,999
Shiseido Co. Ltd.	22,700	1,613,031
SMC Corp.	4,800	2,190,161
Sony Corp.	61,000	4,146,221
Sumitomo Mitsui Financial Group, Inc.	89,600	3,300,957
Tokio Marine Holdings, Inc.	40,300	2,247,832
Tokyu Corp.	102,100	1,888,501
Toyota Motor Corp.	76,500	5,392,469

		51,358,025

Macau — 0.1%
Sands China Ltd.	689,600	3,691,233

Malaysia — 0.1%
CIMB Group Holdings Bhd	126,400	159,216
IHH Healthcare Bhd	104,900	140,301
Petronas Chemicals Group Bhd	135,400	243,247
Public Bank Bhd	201,000	955,440
Tenaga Nasional Bhd	74,700	242,171

		1,740,375

Mexico — 0.3%
Alfa SAB de CV (Class A Stock)	144,215	119,445
America Movil SAB de CV (Class L Stock)	752,778	601,187
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	124,336	169,661
Fomento Economico Mexicano SAB de CV, ADR	20,295	1,918,080

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Mexico (continued)
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	19,721	$234,420
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	14,488	271,439
Grupo Financiero Banorte SAB de CV, ADR	70,042	1,952,771
Grupo Financiero Banorte SAB de CV (Class O Stock)	312,113	1,742,517
Grupo Mexico SAB de CV (Class B Stock)	131,647	361,921
Wal-Mart de Mexico SAB de CV	838,165	2,406,220

		9,777,661

Netherlands — 0.8%
Akzo Nobel NV	30,139	3,065,550
ASM International NV	9,403	1,060,595
ASML Holding NV	33,192	9,872,187
ASR Nederland NV	17,536	657,901
ING Groep NV	229,912	2,762,659
Koninklijke Ahold Delhaize NV	24,590	614,654
NN Group NV	24,167	917,500
NXP Semiconductors NV	10,249	1,304,288
Royal Dutch Shell PLC (Class A Stock)	203,146	6,032,558
Wolters Kluwer NV	7,660	559,191

		26,847,083

Norway — 0.1%
DNB ASA	49,849	931,835
Telenor ASA	58,751	1,052,454

		1,984,289

Peru — 0.1%
Credicorp Ltd.	20,284	4,323,129

Philippines — 0.0%
Ayala Corp.	8,560	132,792
Ayala Land, Inc.	201,800	181,046
International Container Terminal Services, Inc.	48,000	121,567

		435,405

Poland — 0.0%
Bank Polska Kasa Opieki SA	11,580	306,619
CCC SA	3,070	89,201
CD Projekt SA	1,999	147,491
Dino Polska SA, 144A*	3,606	137,123
Polski Koncern Naftowy ORLEN SA	9,267	209,694

		890,128

Qatar — 0.0%
Qatar National Bank QPSC	67,193	379,823

Russia — 0.2%
Alrosa PJSC	185,145	252,725
Gazprom PJSC, ADR	78,600	646,092
LUKOIL PJSC, ADR	9,537	941,397
Magnitogorsk Iron & Steel Works PJSC	231,557	157,039
MMC Norilsk Nickel PJSC, ADR	5,713	174,942
Mobile TeleSystems PJSC, ADR	15,572	158,056
Moscow Exchange MICEX-RTS PJSC	157,595	273,365

COMMON STOCKS (continued)	Shares	Value
Russia (continued)
Novatek PJSC, GDR	728	$147,973
Rosneft Oil Co. PJSC, GDR	17,607	127,585
Sberbank of Russia PJSC, ADR(a)	261,135	4,282,614
Severstal PJSC, GDR(a)	15,316	232,416
Tatneft PJSC, ADR(a)	2,969	218,667
X5 Retail Group NV, GDR	8,019	277,221

		7,890,092

Saudi Arabia — 0.1%
Al Rajhi Bank	34,435	600,611
Alinma Bank	42,553	287,606
Almarai Co. JSC	17,563	231,774
National Commercial Bank	28,562	374,939
Saudi Basic Industries Corp.	13,745	344,145
Saudi Telecom Co.	7,854	213,186

		2,052,261

Singapore — 0.1%
BOC Aviation Ltd., 144A	10,200	103,891
DBS Group Holdings Ltd.	143,300	2,759,886

		2,863,777

South Africa — 0.4%
Absa Group Ltd.	28,810	307,402
Bid Corp. Ltd.	101,205	2,382,689
Bidvest Group Ltd. (The)	73,574	1,076,210
Capitec Bank Holdings Ltd.	16,091	1,662,474
Clicks Group Ltd.	17,032	312,415
FirstRand Ltd.	719,061	3,224,767
Mr. Price Group Ltd.	58,789	767,245
MTN Group Ltd.	13,975	82,191
Naspers Ltd. (Class N Stock)	5,414	886,383
Pick’n Pay Stores Ltd.	35,080	160,079
Sanlam Ltd.	203,340	1,150,025
Sappi Ltd.	26,755	83,665
Shoprite Holdings Ltd.	11,780	106,133
SPAR Group Ltd. (The)	15,810	222,968
Tiger Brands Ltd.	32,370	487,459
Vodacom Group Ltd.	36,168	297,996

		13,210,101

South Korea — 0.7%
BGF retail Co. Ltd.	684	100,001
Hana Financial Group, Inc.	12,502	397,827
Hyundai Glovis Co. Ltd.	1,065	131,358
Hyundai Mobis Co. Ltd.	2,212	488,841
Hyundai Motor Co.	5,085	527,922
Industrial Bank of Korea	8,250	83,932
KB Financial Group, Inc.	12,678	520,094
Kia Motors Corp.	8,877	339,042
KIWOOM Securities Co. Ltd.	1,357	93,044
Korea Electric Power Corp.*	5,670	136,215
KT&G Corp.	4,195	339,709
LG Chem Ltd.	1,430	392,308
LG Household & Health Care Ltd.	180	195,789
Lotte Chemical Corp.	1,175	226,951
Mando Corp.	5,007	151,752
NAVER Corp.	13,317	2,143,553

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
South Korea (continued)
NCSoft Corp.	707	$330,364
POSCO	2,181	443,188
Samsung Electronics Co. Ltd.	139,220	6,700,480
Samsung Electronics Co. Ltd., GDR	6,599	7,886,451
Samsung SDI Co. Ltd.*	1,893	385,005
Shinhan Financial Group Co. Ltd.	12,681	474,601
SK Holdings Co. Ltd.	1,246	281,010
SK Hynix, Inc.	11,010	888,495
SK Innovation Co. Ltd.	2,172	281,740
S-Oil Corp.	3,518	289,431
Woori Financial Group, Inc.	7,753	77,545

		24,306,648

Spain — 0.2%
Iberdrola SA	144,619	1,493,344
Industria de Diseno Textil SA	128,367	4,530,457
Masmovil Ibercom SA*	21,884	500,370
Repsol SA	86,582	1,357,546

		7,881,717

Sweden — 0.3%
Atlas Copco AB (Class A Stock)	59,535	2,373,985
Evolution Gaming Group AB, 144A	20,300	613,731
Hennes & Mauritz AB (Class B Stock)	39,684	807,641
Svenska Handelsbanken AB (Class A Stock)	520,725	5,605,174
Telefonaktiebolaget LM Ericsson (Class B Stock)	29,735	258,914

		9,659,445

Switzerland — 1.6%
Alcon, Inc.*	28,962	1,638,324
Cie Financiere Richemont SA	25,805	2,029,758
LafargeHolcim Ltd.*	68,266	3,790,305
Nestle SA	152,281	16,484,938
Novartis AG	137,777	13,068,901
Roche Holding AG	28,358	9,202,193
STMicroelectronics NV	31,359	845,747
Swiss Re AG	22,636	2,541,775
Swisscom AG	1,865	987,320
Vetropack Holding AG	288	904,968
Zurich Insurance Group AG	4,744	1,946,033

		53,440,262

Taiwan — 1.3%
Advantech Co. Ltd.	20,000	201,884
ASE Technology Holding Co. Ltd.	57,000	158,290
Catcher Technology Co. Ltd.	37,000	281,275
Chailease Holding Co. Ltd.	75,700	348,831
China Life Insurance Co. Ltd.*	270,000	230,727
CTBC Financial Holding Co. Ltd.	642,000	480,071
Delta Electronics, Inc.	400,000	2,025,293
E.Sun Financial Holding Co. Ltd.	424,020	395,111
Formosa Chemicals & Fibre Corp.	49,000	143,106
Formosa Plastics Corp.	153,000	509,153
Fubon Financial Holding Co. Ltd.	237,000	367,078
Global Unichip Corp.	13,000	105,158
Globalwafers Co. Ltd.	14,000	179,468

COMMON STOCKS (continued)	Shares	Value
Taiwan (continued)
Hiwin Technologies Corp.	15,000	$141,091
Hon Hai Precision Industry Co. Ltd.	112,000	340,693
Inventec Corp.	230,000	175,533
Largan Precision Co. Ltd.	13,000	2,176,938
MediaTek, Inc.	21,000	311,622
Nanya Technology Corp.	64,000	178,618
President Chain Store Corp.	211,000	2,140,810
Quanta Computer, Inc.	119,000	255,622
Taiwan Mobile Co. Ltd.	50,000	186,749
Taiwan Semiconductor Manufacturing Co. Ltd.	1,033,000	11,468,226
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	306,982	17,835,654
Uni-President Enterprises Corp.	159,000	393,481
Vanguard International Semiconductor Corp.	112,000	296,913
Yuanta Financial Holding Co. Ltd.	409,000	275,544

		41,602,939

Thailand — 0.1%
Kasikornbank PCL, NVDR	60,900	306,773
Minor International PCL, NVDR	197,400	237,098
PTT Exploration & Production PCL	79,600	329,890
PTT Global Chemical PCL, NVDR	45,300	86,032
PTT PCL, NVDR	336,900	494,187
Siam Cement PCL (The)	110,400	1,443,253
Thai Oil PCL	112,900	262,689

		3,159,922

Turkey — 0.0%
BIM Birlesik Magazalar A/S	23,681	185,934
Eregli Demir ve Celik Fabrikalari TAS	150,204	228,502
Ford Otomotiv Sanayi A/S	10,059	120,016
KOC Holding A/S	194,201	664,455
Tofas Turk Otomobil Fabrikasi A/S	32,485	146,852
Turkcell Iletisim Hizmetleri A/S	53,172	123,575

		1,469,334

United Arab Emirates — 0.0%
DP World PLC	7,106	93,047
First Abu Dhabi Bank PJSC	52,203	215,457

		308,504

United Kingdom — 1.6%
BP PLC	902,153	5,657,503
Burberry Group PLC	116,577	3,433,830
Diageo PLC	202,389	8,598,968
GlaxoSmithKline PLC	217,397	5,127,948
Legal & General Group PLC	709,202	2,868,745
Linde PLC	21,635	4,629,263
London Stock Exchange Group PLC	24,520	2,524,658
M&G PLC*	386,003	1,217,616
Mondi PLC	3,650	85,200
Prudential PLC	340,552	6,554,075
RELX PLC	101,807	2,565,830
Smith & Nephew PLC	96,519	2,350,707
Unilever PLC	65,969	3,816,653

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United Kingdom (continued)
WPP PLC	148,267	$2,101,459

		51,532,455

United States — 36.2%
AbbVie, Inc.	54,970	4,867,044
Acadia Healthcare Co., Inc.*(a)	31,327	1,040,683
Acadia Realty Trust, REIT	8,396	217,708
Advanced Micro Devices, Inc.*(a)	168,633	7,733,509
AdvanSix, Inc.*	19,416	387,543
Air Products & Chemicals, Inc.	6,336	1,488,897
Alexander’s, Inc., REIT	261	86,221
Alexandria Real Estate Equities, Inc., REIT	10,563	1,706,770
Alexion Pharmaceuticals, Inc.*	32,719	3,538,560
Alleghany Corp.*	1,400	1,119,398
Allergan PLC	12,800	2,446,976
Alphabet, Inc. (Class A Stock)*(u)	12,414	16,627,187
Alphabet, Inc. (Class C Stock)*	17,398	23,261,474
Altice USA, Inc. (Class A Stock)*(u)	63,162	1,726,849
Amazon.com, Inc.*	17,333	32,028,611
American Assets Trust, Inc., REIT	5,790	265,761
American Campus Communities, Inc., REIT	13,268	623,994
American Electric Power Co., Inc.	64,700	6,114,797
American Express Co.(u)	35,381	4,404,581
American Homes 4 Rent (Class A Stock), REIT	73,554	1,927,850
American International Group, Inc.	37,195	1,909,219
Ameriprise Financial, Inc.	12,397	2,065,092
AmerisourceBergen Corp.	14,300	1,215,786
AMETEK, Inc.	21,777	2,172,038
Amgen, Inc.	13,648	3,290,123
Amphenol Corp. (Class A Stock)	17,346	1,877,358
Analog Devices, Inc.	90,868	10,798,753
Anthem, Inc.	6,788	2,050,180
Apartment Investment & Management Co. (Class A Stock), REIT	14,377	742,572
Apple Hospitality REIT, Inc.	21,616	351,260
Apple, Inc.	92,079	27,038,998
Applied Industrial Technologies, Inc.	21,670	1,445,172
AptarGroup, Inc.	29,879	3,454,610
Arista Networks, Inc.*	5,469	1,112,395
Arrow Electronics, Inc.*	17,400	1,474,476
Arthur J Gallagher & Co.	13,953	1,328,744
Ashford Hospitality Trust, Inc., REIT	9,170	25,584
Aspen Technology, Inc.*	13,661	1,652,025
Automatic Data Processing, Inc.	18,625	3,175,562
AutoZone, Inc.*	2,475	2,948,492
AvalonBay Communities, Inc., REIT	13,486	2,828,014
Avaya Holdings Corp.*	10,548	142,398
Avery Dennison Corp.	16,938	2,215,829
Axalta Coating Systems Ltd.*	49,200	1,495,680
Ball Corp.	69,227	4,476,910
Bank of America Corp.	266,300	9,379,086
Berkshire Hathaway, Inc. (Class A Stock)*	6	2,037,540
Berkshire Hathaway, Inc. (Class B Stock)*	24,931	5,646,871
Best Buy Co., Inc.	17,300	1,518,940

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Biogen, Inc.*	3,574	$1,060,513
BJ’s Wholesale Club Holdings, Inc.*	55,700	1,266,618
BlackRock, Inc.	3,645	1,832,341
Booking Holdings, Inc.*	1,000	2,053,730
Booz Allen Hamilton Holding Corp.	32,258	2,294,512
Boston Properties, Inc., REIT	14,035	1,934,865
Boston Scientific Corp.*	182,704	8,261,875
Brady Corp. (Class A Stock)	18,320	1,049,003
Braemar Hotels & Resorts, Inc., REIT	2,699	24,102
Brandywine Realty Trust, REIT	17,014	267,971
Bright Horizons Family Solutions, Inc.*	15,610	2,346,027
Brinker International, Inc.(a)	29,300	1,230,600
Bristol-Myers Squibb Co.	155,624	9,989,505
Brixmor Property Group, Inc., REIT	99,261	2,145,030
Brunswick Corp.	34,089	2,044,658
Cabot Microelectronics Corp.	12,706	1,833,730
Cabot Oil & Gas Corp.	49,400	860,054
Cadence BanCorp	30,770	557,860
Camden Property Trust, REIT	9,350	992,035
Capital One Financial Corp.	52,430	5,395,571
Carlisle Cos., Inc.	8,110	1,312,522
Carter’s, Inc.	12,416	1,357,565
Catalent, Inc.*	70,654	3,977,820
CBL & Associates Properties, Inc., REIT	15,749	16,536
CBRE Group, Inc. (Class A Stock)*	78,977	4,840,500
Cedar Realty Trust, Inc., REIT	8,596	25,358
Centene Corp.*(a)	31,180	1,960,287
Charles Schwab Corp. (The)	90,720	4,314,643
Charter Communications, Inc. (Class A Stock)*(a)	22,885	11,101,056
Chatham Lodging Trust, REIT	4,531	83,099
Chevron Corp.	114,010	13,739,345
Chewy, Inc. (Class A Stock)*(a)	26,620	771,980
Chubb Ltd.	12,429	1,934,698
Cigna Corp.	54,187	11,080,700
Cimarex Energy Co.	22,570	1,184,699
Cinemark Holdings, Inc.	49,974	1,691,620
Cisco Systems, Inc.	39,950	1,916,002
Citigroup, Inc.	145,113	11,593,078
Citizens Financial Group, Inc.	68,100	2,765,541
Claire’s Private Placement*^	313	156,500
Clear Channel Outdoor Holdings, Inc.*	23,551	67,356
Clorox Co. (The)	4,300	660,222
Coca-Cola Co. (The)	265,647	14,703,561
Cognex Corp.	29,010	1,625,720
Columbia Property Trust, Inc., REIT	11,288	236,032
Columbia Sportswear Co.	10,300	1,031,957
Comcast Corp. (Class A Stock)(u)	108,152	4,863,595
Commerce Bancshares, Inc.(a)	26,282	1,785,592
CommScope Holding Co., Inc.*	76,900	1,091,211
Concordia Private Placement*	6,340	18,462
ConocoPhillips	59,600	3,875,788
Constellation Brands, Inc. (Class A Stock)	28,405	5,389,849
Copart, Inc.*	28,109	2,556,232
Core Laboratories NV	18,073	680,810
CoreLogic, Inc.*	28,981	1,266,760
CoreSite Realty Corp., REIT	2,511	281,533

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Corporate Office Properties Trust, REIT	10,821	$317,921
Coty, Inc. (Class A Stock)	70,202	789,773
Coupa Software, Inc.*(a)	6,769	989,966
Cousins Properties, Inc., REIT	14,172	583,886
Crown Holdings, Inc.*	50,052	3,630,772
CubeSmart, REIT	30,110	947,863
Cullen/Frost Bankers, Inc.(a)	7,870	769,529
Cushman & Wakefield PLC*	83,320	1,703,061
CyrusOne, Inc., REIT	10,931	715,215
Delta Air Lines, Inc.	66,500	3,888,920
DexCom, Inc.*	10,384	2,271,396
Diamondback Energy, Inc.(a)	80,703	7,494,081
DiamondRock Hospitality Co., REIT	19,332	214,199
Digital Realty Trust, Inc., REIT(a)	20,155	2,413,360
Discovery, Inc. (Class A Stock)*(a)	58,750	1,923,475
Discovery, Inc. (Class C Stock)*	38,780	1,182,402
DISH Network Corp. (Class A Stock)*	54,533	1,934,286
Douglas Dynamics, Inc.	10,300	566,500
Douglas Emmett, Inc., REIT	16,932	743,315
Dover Corp.	19,130	2,204,924
Duke Energy Corp.(a)	14,400	1,313,424
Duke Realty Corp., REIT	35,494	1,230,577
DuPont de Nemours, Inc.	23,996	1,540,543
E*TRADE Financial Corp.	35,210	1,597,478
East West Bancorp, Inc.	33,482	1,630,573
Easterly Government Properties, Inc., REIT	7,161	169,931
EastGroup Properties, Inc., REIT	24,753	3,283,981
Eastman Chemical Co.	31,284	2,479,570
Eaton Corp. PLC	47,409	4,490,580
Eaton Vance Corp.	22,404	1,046,043
Edison International	30,420	2,293,972
Elanco Animal Health, Inc.*	40,562	1,194,551
Eli Lilly & Co.	54,974	7,225,233
Empire State Realty Trust, Inc. (Class A Stock), REIT	10,308	143,900
Encompass Health Corp.	31,663	2,193,296
Energizer Holdings, Inc.(a)	35,200	1,767,744
Entercom Communications Corp. (Class A Stock)	163,260	757,526
Entergy Corp.	10,200	1,221,960
EOG Resources, Inc.	16,278	1,363,445
EQT Corp.	75,200	819,680
Equinix, Inc., REIT	8,235	4,806,769
Equitrans Midstream Corp.(a)	62,260	831,794
Equity Commonwealth, REIT	11,773	386,508
Equity LifeStyle Properties, Inc., REIT	17,582	1,237,597
Equity Residential, REIT	34,066	2,756,621
Essex Property Trust, Inc., REIT	6,381	1,919,788
Exact Sciences Corp.*	20,994	1,941,525
Exelixis, Inc.*	62,173	1,095,488
Extra Space Storage, Inc., REIT	12,506	1,320,884
Facebook, Inc. (Class A Stock)*	21,174	4,345,963
FactSet Research Systems, Inc.	4,062	1,089,835
Fair Isaac Corp.*	2,730	1,022,876
Federal Realty Investment Trust, REIT	16,955	2,182,617
FedEx Corp.	1,981	299,547
Ferguson PLC	31,388	2,852,382

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Fidelity National Information Services, Inc.(u)	22,852	$3,178,485
Fifth Third Bancorp	42,800	1,315,672
First Hawaiian, Inc.	48,670	1,404,130
First Industrial Realty Trust, Inc., REIT	12,259	508,871
First Republic Bank	30,230	3,550,513
Fiserv, Inc.*(u)	63,216	7,309,666
Focus Financial Partners, Inc. (Class A Stock)*(a)	27,780	818,677
Fortune Brands Home & Security, Inc.	58,523	3,823,893
Franklin Street Properties Corp., REIT	10,355	88,639
FTI Consulting, Inc.*	8,138	900,551
Gardner Denver Holdings, Inc.*	25,500	935,340
Garmin Ltd.	19,245	1,877,542
Gates Industrial Corp. PLC*	69,060	950,266
Generac Holdings, Inc.*	42,964	4,321,749
General Dynamics Corp.	13,919	2,454,616
Global Payments, Inc.	28,521	5,206,794
Goodman Networks, Inc.*^	1,490	—
Graphic Packaging Holding Co.	93,900	1,563,435
Grubhub, Inc.*(a)	21,629	1,052,035
Guidewire Software, Inc.*(a)	14,498	1,591,445
Hartford Financial Services Group, Inc. (The)	31,300	1,902,101
HCA Healthcare, Inc.	8,700	1,285,947
Healthcare Realty Trust, Inc., REIT	12,914	430,940
Healthcare Trust of America, Inc. (Class A Stock), REIT	20,007	605,812
Healthpeak Properties, Inc., REIT	47,795	1,647,494
Henry Schein, Inc.*	17,260	1,151,587
Hersha Hospitality Trust, REIT	3,728	54,242
Hewlett Packard Enterprise Co.	34,400	545,584
Highwoods Properties, Inc., REIT	10,018	489,980
Hilton Worldwide Holdings, Inc.	23,657	2,623,798
Home Depot, Inc. (The)	48,331	10,554,524
Honeywell International, Inc.	64,247	11,371,719
Host Hotels & Resorts, Inc., REIT	69,253	1,284,643
Hudson Pacific Properties, Inc., REIT	14,066	529,585
Huntington Bancshares, Inc.(a)	220,589	3,326,482
IAA, Inc.*	37,153	1,748,420
IBERIABANK Corp.	17,410	1,302,790
ICU Medical, Inc.*	5,972	1,117,481
IDEXX Laboratories, Inc.*	9,200	2,402,396
iHeartMedia, Inc. (Class A Stock)*	926	15,649
IHS Markit Ltd.*	27,126	2,043,944
Illinois Tool Works, Inc.(a)	12,140	2,180,708
Illumina, Inc.*	5,993	1,988,118
Industrial Logistics Properties Trust, REIT	6,294	141,111
Ingersoll-Rand PLC	13,616	1,809,839
Intercept Pharmaceuticals, Inc.*(a)	9,026	1,118,502
Intercontinental Exchange, Inc.	29,071	2,690,521
Intuit, Inc.	12,228	3,202,880
Intuitive Surgical, Inc.*	9,270	5,479,960
Invesco Ltd.	35,300	634,694
Investors Real Estate Trust, REIT	1,123	81,418
Invitation Homes, Inc., REIT	48,867	1,464,544
Jazz Pharmaceuticals PLC*	13,605	2,030,954
JBG SMITH Properties, REIT	12,304	490,807

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Johnson & Johnson	32,005	$4,668,569
KAR Auction Services, Inc.(a)	32,803	714,777
Keurig Dr. Pepper, Inc.(a)	36,035	1,043,213
KeyCorp.	321,516	6,507,484
Keysight Technologies, Inc.*	22,625	2,322,004
Kilroy Realty Corp., REIT	9,623	807,370
Kimco Realty Corp., REIT	118,272	2,449,413
Kinder Morgan, Inc.	115,200	2,438,784
Kinsale Capital Group, Inc.	18,354	1,865,868
Kite Realty Group Trust, REIT	8,109	158,369
KLA Corp.	12,083	2,152,828
Knight-Swift Transportation Holdings, Inc.(a)	39,857	1,428,475
Kohl’s Corp.(a)	32,260	1,643,647
Lamb Weston Holdings, Inc.	32,030	2,755,541
Landstar System, Inc.	11,914	1,356,647
Lazard Ltd. (Class A Stock)	36,900	1,474,524
Leidos Holdings, Inc.	40,623	3,976,585
Liberty Property Trust, REIT	15,235	914,862
Life Storage, Inc., REIT	4,505	487,801
Lincoln Electric Holdings, Inc.	24,559	2,375,592
LKQ Corp.*	30,060	1,073,142
Loews Corp.	85,320	4,478,447
Lowe’s Cos., Inc.	10,870	1,301,791
Lululemon Athletica, Inc.*	9,544	2,211,058
Lyft, Inc. (Class A Stock)*(a)	50,741	2,182,878
M&T Bank Corp.	19,939	3,384,645
Macerich Co. (The), REIT	10,640	286,429
Mack-Cali Realty Corp., REIT	8,744	202,249
Marathon Petroleum Corp.	32,700	1,970,175
Marsh & McLennan Cos., Inc.(a)	16,400	1,827,124
Martin Marietta Materials, Inc.	10,780	3,014,519
Mastercard, Inc. (Class A Stock)	71,806	21,440,554
Maxim Integrated Products, Inc.	23,590	1,451,021
McDonald’s Corp.	18,502	3,656,180
McKesson Corp.	11,452	1,584,041
Medtronic PLC	16,200	1,837,890
Merck & Co., Inc.	115,748	10,527,281
Microchip Technology, Inc.(a)	9,933	1,040,184
Microsoft Corp.(u)	311,494	49,122,604
Mid-America Apartment Communities, Inc., REIT	40,485	5,338,352
Middleby Corp. (The)*	9,178	1,005,175
Moelis & Co. (Class A Stock)	37,063	1,183,051
Molina Healthcare, Inc.*	13,890	1,884,734
Mondelez International, Inc. (Class A Stock)	14,746	812,210
Monmouth Real Estate Investment Corp., REIT	9,364	135,591
Morgan Stanley	256,569	13,115,807
Morningstar, Inc.	9,310	1,408,696
MSA Safety, Inc.	18,140	2,292,170
Murphy USA, Inc.*	11,600	1,357,200
Nasdaq, Inc.	17,871	1,913,984
National Health Investors, Inc., REIT	4,245	345,883
National Retail Properties, Inc., REIT	42,727	2,291,022
National Storage Affiliates Trust, REIT	5,729	192,609
National Vision Holdings, Inc.*(a)	32,239	1,045,511
Nektar Therapeutics*(a)	16,295	351,728

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Netflix, Inc.*	28,267	$9,146,353
New York Times Co. (The) (Class A Stock)(a)	32,526	1,046,361
NexPoint Residential Trust, Inc., REIT	2,224	100,080
Nexstar Media Group, Inc. (Class A Stock)(a)	16,256	1,906,016
NextEra Energy, Inc.(u)	61,202	14,820,676
NiSource, Inc.	21,600	601,344
Nordson Corp.	8,256	1,344,407
Nordstrom, Inc.(a)	35,000	1,432,550
Norfolk Southern Corp.	53,086	10,305,585
Northern Trust Corp.	15,440	1,640,346
Northrop Grumman Corp.	17,969	6,180,797
NorthWestern Corp.	24,482	1,754,625
NVIDIA Corp.	13,624	3,205,727
Office Properties Income Trust, REIT	4,655	149,612
Old Dominion Freight Line, Inc.	10,772	2,044,310
Omega Healthcare Investors, Inc., REIT	21,099	893,543
O’Reilly Automotive, Inc.*	25,794	11,304,478
Outfront Media, Inc., REIT	97,107	2,604,410
Packaging Corp. of America	16,300	1,825,437
Paramount Group, Inc., REIT	17,569	244,560
Parker-Hannifin Corp.	6,911	1,422,422
Parsley Energy, Inc. (Class A Stock)	45,681	863,828
Patrick Industries, Inc.	12,300	644,889
Patterson-UTI Energy, Inc.	97,586	1,024,653
PayPal Holdings, Inc.*	71,943	7,782,074
PBF Energy, Inc. (Class A Stock)	28,900	906,593
Pebblebrook Hotel Trust, REIT	12,615	338,208
Penn Virginia Corp.*	229	6,950
Penn Virginia Corp., NPV*	123	3,733
Pennsylvania Real Estate Investment Trust, REIT	6,369	33,947
Performance Food Group Co.*	70,455	3,627,023
Pfizer, Inc.	103,420	4,051,996
Philip Morris International, Inc.	28,612	2,434,595
Phillips 66	10,800	1,203,228
Piedmont Office Realty Trust, Inc. (Class A Stock), REIT	10,567	235,010
Pioneer Natural Resources Co.	31,057	4,701,098
Planet Fitness, Inc. (Class A Stock)*(a)	8,690	648,969
PNC Financial Services Group, Inc. (The)	32,800	5,235,864
Pool Corp.	19,467	4,134,401
Portland General Electric Co.	19,263	1,074,683
Post Holdings, Inc.*	17,900	1,952,890
Premier, Inc. (Class A Stock)*	29,990	1,136,021
Prestige Consumer Healthcare, Inc.*(a)	12,933	523,787
Procter & Gamble Co. (The)	26,108	3,260,889
Progressive Corp. (The)	68,583	4,964,723
Prologis, Inc., REIT	157,148	14,008,173
PS Business Parks, Inc., REIT	1,934	318,859
Public Storage, REIT	26,612	5,667,292
Q2 Holdings, Inc.*(a)	21,166	1,716,139
QTS Realty Trust, Inc. (Class A Stock), REIT	3,599	195,318
Quaker Chemical Corp.(a)	7,762	1,277,004
QUALCOMM, Inc.	44,096	3,890,590

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Quest Diagnostics, Inc.	20,458	$2,184,710
Rayonier, Inc., REIT	44,260	1,449,958
RBC Bearings, Inc.*	12,664	2,005,218
Regency Centers Corp., REIT	15,372	969,819
Regeneron Pharmaceuticals, Inc.*	7,559	2,838,253
Retail Opportunity Investments Corp., REIT	11,201	197,810
Retail Properties of America, Inc. (Class A Stock), REIT	20,631	276,455
Retail Value, Inc., REIT	1,509	55,531
Rexford Industrial Realty, Inc., REIT	10,175	464,692
RLI Corp.	20,592	1,853,692
RLJ Lodging Trust, REIT	89,879	1,592,656
Ross Stores, Inc.	54,732	6,371,899
Royal Caribbean Cruises Ltd.	26,443	3,530,405
RPT Realty, REIT	7,761	116,725
Ryman Hospitality Properties, Inc., REIT	4,968	430,527
S&P Global, Inc.	12,749	3,481,114
Sabra Health Care REIT, Inc., REIT	18,704	399,143
Sage Therapeutics, Inc.*(a)	7,974	575,643
salesforce.com, Inc.*	80,530	13,097,399
Saul Centers, Inc., REIT	1,249	65,922
Senior Housing Properties Trust, REIT	22,972	193,884
Service Properties Trust, REIT	15,891	386,628
ServiceMaster Global Holdings, Inc.*	20,838	805,597
ServiceNow, Inc.*(a)	8,605	2,429,364
Signature Bank	12,220	1,669,374
Simon Property Group, Inc., REIT	29,632	4,413,983
SITE Centers Corp., REIT	15,533	217,773
SL Green Realty Corp., REIT	7,736	710,784
Slack Technologies, Inc. (Class A Stock)*(a)	49,146	1,104,802
Snap-on, Inc.	8,140	1,378,916
Southwest Airlines Co.	18,500	998,630
Splunk, Inc.*(a)	10,770	1,613,023
Spotify Technology SA*	13,951	2,086,372
SS&C Technologies Holdings, Inc.	60,430	3,710,402
STAG Industrial, Inc., REIT	12,839	405,327
Stanley Black & Decker, Inc.	29,713	4,924,633
Summit Hotel Properties, Inc., REIT	10,155	125,313
Sun Communities, Inc., REIT	8,950	1,343,395
Sunstone Hotel Investors, Inc., REIT	20,410	284,107
SVB Financial Group*	12,866	3,229,881
Syneos Health, Inc.*	23,960	1,425,021
Synopsys, Inc.*	13,261	1,845,931
T. Rowe Price Group, Inc.	23,700	2,887,608
Take-Two Interactive Software, Inc.*	25,598	3,133,963
Tanger Factory Outlet Centers, Inc., REIT	8,970	132,128
Taubman Centers, Inc., REIT	5,912	183,804
TD Ameritrade Holding Corp.	13,938	692,719
Teladoc Health, Inc.*(a)	31,158	2,608,548
Terreno Realty Corp., REIT	6,147	332,799
Tesla, Inc.*(a)	9,506	3,976,645
Texas Instruments, Inc.	88,906	11,405,751
TherapeuticsMD, Inc.*(a)	133,731	323,629
Thermo Fisher Scientific, Inc.	18,374	5,969,161
Thor Industries, Inc.(a)	21,860	1,623,979

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Tiffany & Co.	14,400	$1,924,560
TJX Cos., Inc. (The)	70,194	4,286,046
Toro Co. (The)	50,323	4,009,233
Tractor Supply Co.	19,201	1,794,141
Trade Desk, Inc. (The) (Class A Stock)*(a)	8,527	2,215,144
Travelers Cos., Inc. (The)	26,160	3,582,612
Truist Financial Corp.	98,310	5,536,819
Twilio, Inc. (Class A Stock)*	19,720	1,938,082
Tyler Technologies, Inc.*	6,956	2,086,939
U.S. Bancorp	39,650	2,350,848
Uber Technologies, Inc.*	28,258	840,393
UDR, Inc., REIT	28,298	1,321,517
Union Pacific Corp.	14,381	2,599,941
United Parcel Service, Inc. (Class B Stock)	21,400	2,505,084
United Technologies Corp.	16,600	2,486,016
UnitedHealth Group, Inc.	87,569	25,743,535
Universal Health Realty Income Trust, REIT	1,249	146,583
Urban Edge Properties, REIT	11,706	224,521
Urstadt Biddle Properties, Inc. (Class A Stock), REIT	3,849	95,609
Veeva Systems, Inc. (Class A Stock)*	8,135	1,144,269
Ventas, Inc., REIT	75,620	4,366,299
Verizon Communications, Inc.	160,758	9,870,541
Vertex Pharmaceuticals, Inc.*	11,383	2,492,308
ViacomCBS, Inc. (Class B Stock)	30,605	1,284,492
Visa, Inc. (Class A Stock)(a)	20,267	3,808,169
Vistra Energy Corp.	6,972	160,286
Vornado Realty Trust, REIT	16,771	1,115,272
Vulcan Materials Co.	14,807	2,132,060
Walgreens Boots Alliance, Inc.	37,900	2,234,584
Washington Prime Group, Inc., REIT	18,019	65,589
Washington Real Estate Investment Trust, REIT	7,783	227,108
Waste Connections, Inc.	78,616	7,137,547
Weingarten Realty Investors, REIT	12,425	388,157
Welbilt, Inc.*(a)	55,600	867,916
Wells Fargo & Co.	88,220	4,746,236
Welltower, Inc., REIT	39,182	3,204,304
Wendy’s Co. (The)	28,650	636,317
West Pharmaceutical Services, Inc.	18,754	2,819,289
Western Alliance Bancorp	31,436	1,791,852
Westrock Co.	41,080	1,762,743
WEX, Inc.*	7,070	1,480,882
Weyerhaeuser Co., REIT	29,600	893,920
Williams Cos., Inc. (The)	87,800	2,082,616
Willis Towers Watson PLC	9,659	1,950,538
WillScot Corp.*	53,510	989,400
Wintrust Financial Corp.	20,769	1,472,522
Woodward, Inc.	18,340	2,172,190
Workday, Inc. (Class A Stock)*	2,901	477,069
WP Carey, Inc., REIT	16,636	1,331,545
Xcel Energy, Inc.	142,013	9,016,405
Xilinx, Inc.	13,106	1,281,374
Zebra Technologies Corp. (Class A Stock)*	11,372	2,904,864
Zimmer Biomet Holdings, Inc.	22,325	3,341,606

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Zscaler, Inc.*(a)	16,941	$787,757

		1,187,925,935

TOTAL COMMON STOCKS (cost $1,574,685,099)		1,822,601,298

PREFERRED STOCKS — 0.7%
Brazil — 0.1%
Banco Bradesco SA (PRFC)	84,221	757,271
Gerdau SA (PRFC)	53,265	264,822
Petroleo Brasileiro SA (PRFC)	127,309	955,126
Telefonica Brasil SA (PRFC)	23,984	345,686

		2,322,905

Germany — 0.1%
Schaeffler AG (PRFC)	44,208	479,814
Volkswagen AG (PRFC)	14,347	2,847,900

		3,327,714

United States — 0.5%
Bank of America Corp., Series L, CVT, 7.250%(a)	1,755	2,542,995
Becton, Dickinson & Co., Series A, CVT, 6.125%	25,491	1,668,641
Broadcom, Inc., Series A, CVT, 8.000%	1,760	2,073,227
Bunge Ltd., CVT, 4.875%	11,075	1,143,208
Claire’s Stores, Inc., CVT*^	203	304,500
Crown Castle International Corp., Series A, CVT, 6.875%	983	1,259,950
Dominion Energy, Inc., Series A, CVT, 7.250%	7,443	796,327
Goodman Networks, Inc.*^	1,772	18
International Flavors & Fragrances, Inc., CVT, (PRFC), 6.000%	14,649	703,298
MYT Holding Co., 144A*	188,847	167,130
NextEra Energy, Inc., CVT, (PRFC), 4.872%	16,200	830,736
Sempra Energy, Series B, CVT, 6.750%(a)	10,574	1,259,046
Stanley Black & Decker, Inc., CVT, 5.375%(a)	6,901	753,106
Wells Fargo & Co., Series L, CVT, 7.500%	2,259	3,275,550

		16,777,732

TOTAL PREFERRED STOCKS (cost $20,770,791)		22,428,351

	Units

RIGHTS* — 0.0%
United States
Media General, Inc. , CVR, expiring 12/31/22^	58,900	6
Vistra Energy Corp., expiring 01/23/27^	14,776	12,190

TOTAL RIGHTS (cost $—)		12,196

WARRANTS* — 0.0%	Units	Value
United States
iHeartMedia, Inc., expiring 05/01/39	6,963	$117,668
Ultra Resources, Inc., expiring 07/14/25	11,326	396

TOTAL WARRANTS (cost $133,422)		118,064

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 5.1%
Cayman Islands — 0.1%
Colony American Finance Ltd.,
Series 2016-02, Class A, 144A
2.554%	11/15/48	613	611,591
HERO Funding II,
Series 2016-03B, Class B, 144A
5.240%	09/20/42	1,122	1,139,180

			1,750,771

United States — 5.0%
ACC Trust,
Series 2019-01, Class A, 144A
3.750%	05/20/22	986	991,839
Series 2019-01, Class B, 144A
4.470%	10/20/22	1,390	1,411,557
Series 2019-01, Class C, 144A
6.410%	02/20/24	650	663,530
Series 2019-02, Class A, 144A
2.820%	02/21/23	1,294	1,294,383
Series 2019-02, Class B, 144A
3.630%	08/21/23	1,000	1,003,424
ACE Securities Corp. Home Equity Loan Trust,
Series 2003-NC01, Class M1, 1 Month LIBOR + 1.170% (Cap N/A, Floor 0.780%)
2.962%(c)	07/25/33	726	726,028
Series 2003-OP01, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)
2.842%(c)	12/25/33	66	66,209
Series 2003-OP01, Class M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 1.500%)
4.042%(c)	12/25/33	643	666,504
Series 2004-HE2, Class M2, 1 Month LIBOR + 1.800% (Cap N/A, Floor 1.200%)
3.592%(c)	10/25/34	157	157,393
Series 2004-HE3, Class M3, 1 Month LIBOR + 1.080% (Cap N/A, Floor 0.720%)
2.872%(c)	11/25/34	109	108,681
American Credit Acceptance Receivables Trust,
Series 2017-02, Class E, 144A
5.520%	03/12/24	330	339,373
Series 2018-01, Class D, 144A
3.930%	04/10/24	2,240	2,278,728
Series 2018-04, Class C, 144A
3.970%	01/13/25	2,385	2,412,811
Series 2019-01, Class C, 144A
3.500%	04/14/25	3,030	3,066,778

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Series 2019-01, Class D, 144A
3.810%	04/14/25	2,650	$2,706,544
Series 2019-01, Class E, 144A
4.840%	04/14/25	1,245	1,278,055
Series 2019-01, Class F, 144A
6.060%	12/12/25	805	821,814
Series 2019-02, Class B, 144A
3.050%	05/12/23	220	221,931
Series 2019-03, Class C, 144A
2.760%	09/12/25	362	363,149
Series 2019-03, Class E, 144A
3.800%	09/12/25	401	399,568
AmeriCredit Automobile Receivables Trust,
Series 2019-01, Class C
3.360%	02/18/25	455	466,796
Series 2019-01, Class D
3.620%	03/18/25	585	600,746
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2002-02, Class M3, 1 Month LIBOR + 2.655% (Cap N/A, Floor 1.770%)
4.447%(c)	08/25/32	376	376,159
Series 2003-12, Class M2, 1 Month LIBOR + 2.550% (Cap N/A, Floor 1.700%)
4.342%(c)	01/25/34	158	157,943
Series 2004-R01, Class M2, 1 Month LIBOR + 0.870% (Cap N/A, Floor 0.580%)
2.662%(c)	02/25/34	813	810,159
Series 2004-R08, Class M1, 1 Month LIBOR + 0.960% (Cap N/A, Floor 0.640%)
2.752%(c)	09/25/34	122	121,563
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W7, Class M9, 144A, 1 Month LIBOR + 4.800% (Cap N/A, Floor 3.200%)
4.058%(c)	05/25/34	246	246,157
Asset-Backed Funding Certificates Trust,
Series 2003-OPT1, Class M1, 1 Month LIBOR + 1.035% (Cap N/A, Floor 0.690%)
2.827%(c)	02/25/33	628	628,604
Series 2004-OPT2, Class M2, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.000%)
3.292%(c)	07/25/33	147	147,401
Series 2004-OPT5, Class M2, 1 Month LIBOR + 2.175% (Cap N/A, Floor 1.450%)
3.967%(c)	12/25/33	23	24,539
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE7, Class M4, 1 Month LIBOR + 2.025% (Cap N/A, Floor 1.350%)
3.817%(c)	10/25/34	157	157,220
Bayview Financial Acquisition Trust,
Series 2004-C, Class M3, 1 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)
3.755%(c)	05/28/44	369	368,973
Series 2006-D, Class 1A5
5.668%	12/28/36	293	298,790

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class B, 1 Month LIBOR + 5.250% (Cap 11.000%, Floor 3.500%)
7.042%(c)	03/25/43	22	$23,611
Series 2003-SD02, Class 3A
4.721%(cc)	06/25/43	251	250,759
Series 2004-01, Class M1, 1 Month LIBOR + 0.975% (Cap 11.000%, Floor 0.650%)
2.767%(c)	06/25/34	383	390,548
Series 2004-02, Class M1, 1 Month LIBOR + 1.200% (Cap 11.000%, Floor 0.800%)
2.992%(c)	08/25/34	394	398,123
Series 2004-FR1, Class M4, 1 Month LIBOR + 2.175% (Cap N/A, Floor 1.450%)
3.967%(c)	07/25/34	363	337,756
Series 2004-FR3, Class M2, 1 Month LIBOR + 1.755% (Cap N/A, Floor 1.170%)
3.547%(c)	09/25/34	616	616,024
Business Jet Securities LLC,
Series 2018-01, Class A, 144A
4.335%	02/15/33	1,231	1,244,500
Centex Home Equity Loan Trust,
Series 2004-A, Class M1, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
2.392%(c)	01/25/34	765	754,822
Series 2004-B, Class M2, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.500%)
2.542%(c)	03/25/34	559	549,265
Chase Funding Loan Acquisition Trust,
Series 2004-AQ01, Class M1, 1 Month LIBOR + 1.095% (Cap N/A, Floor 0.730%)
2.887%(c)	05/25/34	414	411,111
Series 2004-OPT01, Class M2, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.000%)
3.292%(c)	06/25/34	327	329,307
Chase Funding Trust,
Series 2003-06, Class 2M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.500%)
2.542%(c)	11/25/34	580	578,862
CHEC Loan Trust,
Series 2004-02, Class M3, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.042%(c)	04/25/34	220	220,272
CIG Auto Receivables Trust,
Series 2019-01A, Class B, 144A
3.590%	08/15/24	2,615	2,658,559
Series 2019-01A, Class C, 144A
3.820%	08/15/24	630	632,950
Series 2019-01A, Class D, 144A
4.850%	05/15/26	610	615,215
Citifinancial Mortgage Securities, Inc.,
Series 2004-01, Class AF4
5.070%	04/25/34	860	860,171
CLUB Credit Trust,
Series 2017-P02, Class B, 144A
3.560%	01/15/24	660	661,622

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Conn’s Receivables Funding LLC,
Series 2018-A, Class C, 144A
6.020%	01/15/23	808	$814,340
Series 2019-A, Class B, 144A
4.360%	10/16/23	210	211,303
Series 2019-A, Class C, 144A
5.290%	10/16/23	1,250	1,261,860
Countrywide Asset-Backed Certificates Trust,
Series 2003-BC06, Class M2, 1 Month LIBOR + 1.725% (Cap N/A, Floor 1.150%)
3.517%(c)	10/25/33	50	49,915
Series 2004-05, Class M3, 1 Month LIBOR + 1.725% (Cap N/A, Floor 1.150%)
3.517%(c)	07/25/34	255	254,803
Series 2004-06, Class M2, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.650%)
2.767%(c)	10/25/34	375	370,993
Series 2004-ECC02, Class M5, 1 Month LIBOR + 1.875% (Cap N/A, Floor 1.250%)
3.667%(c)	10/25/34	123	123,717
Series 2005-12, Class M2, 1 Month LIBOR + 0.490% (Cap N/A, Floor 0.490%)
2.282%(c)	02/25/36	1,220	1,213,561
Countrywide Partnership Trust,
Series 2004-EC01, Class M2, 1 Month LIBOR + 0.945% (Cap N/A, Floor 0.630%)
2.737%(c)	01/25/35	400	400,824
CPS Auto Receivables Trust,
Series 2019-A, Class D, 144A
4.350%	12/16/24	215	222,769
Credit Acceptance Auto Loan Trust,
Series 2017-02A, Class B, 144A
3.020%	04/15/26	795	798,854
Series 2019-01A, Class B, 144A
3.750%	04/17/28	2,400	2,464,742
Series 2019-03A, Class C, 144A
3.060%	03/15/29	750	749,477
Credit-Based Asset Servicing & Securitization LLC,
Series 2003-CB05, Class M2, 1 Month LIBOR + 2.475% (Cap N/A, Floor 1.650%)
4.267%(c)	11/25/33	135	135,145
Series 2004-CB06, Class M3, 1 Month LIBOR + 2.100% (Cap N/A, Floor 1.400%)
3.892%(c)	12/25/33	340	339,791
Drive Auto Receivables Trust,
Series 2019-01, Class D
4.090%	06/15/26	870	893,106
Series 2019-02, Class C
3.420%	06/16/25	2,730	2,776,252
Series 2019-02, Class D
3.690%	08/17/26	3,085	3,153,792
Driven Brands Funding LLC,
Series 2019-01A, Class A2, 144A
4.641%	04/20/49	2,139	2,206,773
DT Auto Owner Trust,
Series 2017-01A, Class D, 144A
3.550%	11/15/22	174	174,625

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Series 2017-02A, Class E, 144A
6.030%	01/15/24	1,340	$1,391,822
Series 2017-04A, Class E, 144A
5.150%	11/15/24	1,565	1,611,563
Series 2018-03A, Class D, 144A
4.190%	07/15/24	505	519,471
Series 2019-01A, Class D, 144A
3.870%	11/15/24	3,150	3,219,623
Series 2019-01A, Class E, 144A
4.940%	02/17/26	1,925	1,980,873
Exeter Automobile Receivables Trust,
Series 2016-02A, Class D, 144A
8.250%	04/17/23	1,020	1,066,485
Series 2018-01A, Class D, 144A
3.530%	11/15/23	1,760	1,795,507
Series 2018-02A, Class D, 144A
4.040%	03/15/24	1,650	1,687,252
Series 2018-04A, Class D, 144A
4.350%	09/16/24	3,640	3,761,234
Series 2019-01A, Class E, 144A
5.200%	01/15/26	600	622,564
Series 2019-03A, Class D, 144A
3.110%	08/15/25	785	788,868
Series 2019-04A, Class C, 144A
2.440%	09/16/24	1,720	1,713,170
Fannie Mae Grantor Trust,
Series 2017-T01, Class A
2.898%	06/25/27	1,767	1,810,983
First Franklin Mortgage Loan Trust,
Series 2004-FFH03, Class M1, 1 Month LIBOR + 0.870% (Cap N/A, Floor 0.580%)
2.662%(c)	10/25/34	667	666,932
FREED ABS Trust,
Series 2018-02, Class B, 144A
4.610%	10/20/25	860	877,137
Series 2019-01, Class B, 144A
3.870%	06/18/26	580	584,493
Fremont Home Loan Trust,
Series 2004-02, Class M2, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.620%)
2.722%(c)	07/25/34	88	86,372
GLS Auto Receivables Issuer Trust,
Series 2019-01A, Class C, 144A
3.870%	12/16/24	1,610	1,647,748
Series 2019-01A, Class D, 144A
4.940%	12/15/25	580	597,247
Series 2019-02A, Class B, 144A
3.320%	03/15/24	1,752	1,779,086
Series 2019-02A, Class D, 144A
4.520%	02/17/26	550	560,151
GLS Auto Receivables Trust,
Series 2018-01A, Class B, 144A
3.520%	08/15/23	980	991,488
GMAT Trust,
Series 2013-01A, Class A, 144A
6.967%	11/25/43	2	2,266

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Golden Bear LLC,
Series 2016-R, Class R, 144A
5.650%	09/20/47	1,231	$1,251,812
GSAMP Trust,
Series 2003-HE01, Class M1, 1 Month LIBOR + 1.245% (Cap N/A, Floor 0.830%)
3.010%(c)	06/20/33	278	281,449
Series 2003-SEA, Class A1, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
2.192%(c)	02/25/33	270	266,968
Series 2004-NC02, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)
2.842%(c)	10/25/34	280	278,480
Series 2005-HE03, Class M2, 1 Month LIBOR + 1.005% (Cap N/A, Floor 0.000%)
2.797%(c)	06/25/35	45	45,208
Series 2007-SEA01, Class A, 144A, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.300%)
2.092%(c)	12/25/36	327	321,443
Home Equity Asset Trust,
Series 2002-01, Class M2, 1 Month LIBOR + 1.900% (Cap N/A, Floor 1.400%)
3.692%(c)	11/25/32	927	968,599
Series 2004-03, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.570%)
2.647%(c)	08/25/34	304	300,406
Series 2004-06, Class M2, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)
2.692%(c)	12/25/34	181	178,796
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2004-B, Class M3, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.800%)
2.992%(c)	11/25/34	838	837,922
Series 2004-C, Class M1, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.560%)
2.632%(c)	03/25/35	965	945,473
Series 2004-C, Class M2, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)
2.692%(c)	03/25/35	276	263,760
Lendmark Funding Trust,
Series 2018-02A, Class C, 144A
5.260%	04/20/27	2,000	2,066,279
Long Beach Mortgage Loan Trust,
Series 2001-02, Class M1, 1 Month LIBOR + 0.560% (Cap N/A, Floor 0.560%)
2.352%(c)	07/25/31	486	485,944
Series 2003-04, Class M2, 1 Month LIBOR + 2.625% (Cap N/A, Floor 1.750%)
4.417%(c)	08/25/33	30	30,801
Series 2004-03, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.570%)
2.647%(c)	07/25/34	568	554,133
Series 2004-05, Class A5, 1 Month LIBOR + 0.560% (Cap N/A, Floor 0.560%)
2.352%(c)	09/25/34	467	464,324
Marlette Funding Trust,
Series 2018-03A, Class A, 144A
3.200%	09/15/28	393	393,677

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Series 2019-04A, Class A, 144A
2.390%	12/17/29	913	$913,185
MASTR Asset-Backed Securities Trust,
Series 2003-NC01, Class M5, 1 Month LIBOR + 6.000% (Cap N/A, Floor 4.000%)
4.451%(c)	04/25/33	87	86,689
Series 2004-OPT02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)
2.692%(c)	09/25/34	89	88,835
Series 2005-NC01, Class M2, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.500%)
2.542%(c)	12/25/34	195	193,489
Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT1, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.650%)
2.767%(c)	07/25/34	131	129,234
Series 2004-HE01, Class M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 1.500%)
4.042%(c)	04/25/35	530	530,486
Series 2005-NC01, Class M2, 1 Month LIBOR + 1.080% (Cap N/A, Floor 0.720%)
2.872%(c)	10/25/35	330	329,216
MFA LLC,
Series 2018-NPL01, Class A1, 144A
3.875%	05/25/48	1,224	1,231,293
Mid-State Capital Trust,
Series 2010-01, Class M, 144A
5.250%	12/15/45	172	178,858
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-HE01, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.570%)
2.647%(c)	01/25/34	123	122,256
Series 2004-HE06, Class M2, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)
2.692%(c)	08/25/34	136	134,434
Series 2004-NC02, Class M2, 1 Month LIBOR + 1.800% (Cap N/A, Floor 1.200%)
3.592%(c)	12/25/33	48	48,526
Series 2004-NC05, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)
2.692%(c)	05/25/34	538	528,658
Series 2005-HE01, Class M3, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.520%)
2.572%(c)	12/25/34	261	251,351
New Century Home Equity Loan Trust,
Series 2003-04, Class M1, 1 Month LIBOR + 1.125% (Cap N/A, Floor 0.750%)
2.917%(c)	10/25/33	1,554	1,547,358
Series 2003-04, Class M2, 1 Month LIBOR + 2.730% (Cap N/A, Floor 1.820%)
4.522%(c)	10/25/33	392	392,173
Series 2003-B, Class M2, 1 Month LIBOR + 2.475% (Cap N/A, Floor 1.650%)
4.267%(c)	11/25/33	198	198,130
Series 2004-04, Class M1, 1 Month LIBOR + 0.765% (Cap 12.500%, Floor 0.510%)
2.557%(c)	02/25/35	491	479,853

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
NovaStar Mortgage Funding Trust,
Series 2003-02, Class M2, 1 Month LIBOR + 2.775% (Cap N/A, Floor 1.850%)
4.567%(c)	09/25/33	383	$382,816
OneMain Financial Issuance Trust,
Series 2018-02A, Class A, 144A
3.570%	03/14/33	3,330	3,415,932
Oportun Funding LLC,
Series 2017-A, Class B, 144A
3.970%(cc)	06/08/23	550	552,773
Option One Mortgage Acceptance Corp., Asset-Backed Certificates,
Series 2003-04, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 0.680%)
2.812%(c)	07/25/33	986	986,274
Option One Mortgage Loan Trust,
Series 2004-02, Class M2, 1 Month LIBOR + 1.575% (Cap N/A, Floor 1.050%)
3.367%(c)	05/25/34	403	393,698
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-WWF01, Class M4, 1 Month LIBOR + 1.650% (Cap N/A, Floor 1.100%)
3.442%(c)	12/25/34	1,459	1,459,829
Series 2005-WCH01, Class M4, 1 Month LIBOR + 1.245% (Cap N/A, Floor 0.830%)
3.037%(c)	01/25/36	500	499,990
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
4.142%(c)	04/25/23	284	284,301
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
4.642%(c)	02/25/23	1,380	1,388,142
Prestige Auto Receivables Trust,
Series 2017-01A, Class D, 144A
3.610%	10/16/23	640	648,108
Pretium Mortgage Credit Partners I LLC,
Series 2019-NPL02, Class A1, 144A
3.844%	12/25/58	2,775	2,780,526
Series 2019-NPL03, Class A1, 144A
3.105%	07/27/59	3,681	3,677,372
Prosper Marketplace Issuance Trust,
Series 2019-02A, Class B, 144A
3.690%	09/15/25	160	161,391
PRPM LLC,
Series 2019-02A, Class A1, 144A
3.967%	04/25/24	1,552	1,555,793
Series 2019-04A, Class A1, 144A
3.351%	11/25/24	1,190	1,189,552
RAMP Trust,
Series 2003-RS10, Class MII1, 1 Month LIBOR + 0.975% (Cap 14.000%, Floor 0.650%)
2.767%(c)	11/25/33	260	257,917
Series 2005-RS06, Class M4, 1 Month LIBOR + 0.975% (Cap 14.000%, Floor 0.650%)
2.767%(c)	06/25/35	1,500	1,488,825

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Series 2006-RZ03, Class M1, 1 Month LIBOR + 0.350% (Cap 14.000%, Floor 0.350%)
2.142%(c)	08/25/36	2,000	$1,943,357
Renaissance Home Equity Loan Trust,
Series 2003-02, Class M2A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 2.000%)
4.415%(c)	08/25/33	276	248,348
Santander Drive Auto Receivables Trust,
Series 2019-01, Class C
3.420%	04/15/25	1,047	1,063,966
Series 2019-01, Class D
3.650%	04/15/25	1,995	2,037,997
Santander Revolving Auto Loan Trust,
Series 2019-A, Class A, 144A
2.510%	01/26/32	2,015	2,005,590
Series 2019-A, Class C, 144A
3.000%	01/26/32	810	805,259
Series 2019-A, Class D, 144A
3.450%	01/26/32	2,610	2,604,736
Saxon Asset Securities Trust,
Series 2000-2, Class MF2
8.664%	07/25/30	62	52,534
Series 2003-02, Class M2, 1 Month LIBOR + 2.625% (Cap N/A, Floor 1.750%)
4.417%(c)	06/25/33	120	120,539
Series 2004-02, Class AF3
3.624%(cc)	08/25/35	57	60,089
Series 2004-02, Class MV2, 1 Month LIBOR + 1.800% (Cap 10.000%, Floor 1.200%)
3.329%(c)	08/25/35	532	545,230
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC04, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)
2.692%(c)	11/25/34	464	459,597
Stanwich Mortgage Loan Trust,
Series 2019-NPB02, Class A1, 144A
3.475%	11/16/24	1,479	1,476,147
Structured Asset Investment Loan Trust,
Series 2003-BC11, Class M2, 1 Month LIBOR + 2.550% (Cap N/A, Floor 1.700%)
4.342%(c)	10/25/33	6	7,638
Series 2003-BC6, Class M1, 1 Month LIBOR + 1.125% (Cap N/A, Floor 0.750%)
2.917%(c)	07/25/33	535	533,860
Series 2004-06, Class M2, 1 Month LIBOR + 1.950% (Cap N/A, Floor 1.300%)
3.742%(c)	07/25/34	12	12,040
Series 2004-08, Class M2, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.620%)
2.722%(c)	09/25/34	530	522,302
Series 2005-HE1, Class M1, 1 Month LIBOR + 0.470% (Cap N/A, Floor 0.470%)
2.262%(c)	07/25/35	378	378,092
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC6, Class A4, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
1.962%(c)	01/25/37	860	844,675

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (continued)
Vericrest Opportunity Loan Trust,
Series 2019-NPL02, Class A1, 144A
3.967%	02/25/49	2,522	$2,528,782
Series 2019-NPL03, Class A2, 144A
6.170%	03/25/49	500	503,752
Series 2019-NPL04, Class A2, 144A
5.438%	08/25/49	510	509,768
Series 2019-NPL07, Class A1A, 144A
3.179%	10/25/49	3,792	3,776,871
Veros Automobile Receivables Trust,
Series 2018-01, Class C, 144A
4.650%	02/15/24	1,000	1,018,523
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2004-02, Class M2, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.650%)
2.767%(c)	10/25/34	906	901,347
Series 2004-02, Class M8A, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 3.000%)
6.292%(c)	10/25/34	734	674,703
Westlake Automobile Receivables Trust,
Series 2018-03A, Class D, 144A
4.000%	10/16/23	4,680	4,795,948
Series 2018-03A, Class F, 144A
6.020%	02/18/25	1,585	1,631,610
Series 2019-01A, Class C, 144A
3.450%	03/15/24	1,505	1,524,605
Series 2019-01A, Class D, 144A
3.670%	03/15/24	5,675	5,768,511
Series 2019-01A, Class E, 144A
4.490%	07/15/24	1,415	1,441,740
Series 2019-02A, Class C, 144A
2.840%	07/15/24	310	311,448

			164,848,144

TOTAL ASSET-BACKED SECURITIES (cost $163,472,635)			166,598,915

BANK LOANS — 0.1%
Canada — 0.0%
Concordia International Corp.,
Term Loan, 3 Month LIBOR + 5.500%
7.447%(c)	09/06/24	290	269,663

United States — 0.1%
American Axle & Manufacturing, Inc.,
Tranche B Term Loan, 1 - 3 Month LIBOR + 2.250%
4.143%(c)	04/06/24	11	11,226
Avaya, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 4.250%
5.990%(c)	12/15/24	90	87,853
Bausch Health Co., Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.740%(c)	06/02/25	351	353,404
California Resources Corp.,
Term Loan (11/17), 1 Month LIBOR + 4.750%
6.555%(c)	12/31/22	737	651,515
Claire’s Stores, Inc.,
Term Loan
—%(p)	10/12/38^	283	480,375

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
United States (continued)
Greeneden US Holdings II LLC,
Tranche B-3 Dollar Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	12/01/23	38	$37,921
Gulf Finance LLC,
Tranche B Term Loan, 1 - 3 Month LIBOR + 5.250%
7.033%(c)	08/25/23	173	134,671
iHeartCommunications, Inc.,
Term Loan, 1 Month LIBOR + 4.000%
5.691%(c)	05/01/26	353	355,917
II-VI, Inc.,
Term B Loan, 1 Month LIBOR + 3.500%
5.299%(c)	09/24/26^	73	73,081
Meredith Corp.,
Tranche B-1 Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	01/31/25	106	106,639
Moran Foods LLC,
Initial Term Loan, 1 Month LIBOR + 6.750%
8.549%(c)	12/05/23	549	193,580
MPH Acquisition Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 2.750%
4.695%(c)	06/07/23	211	207,747
Navistar, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.500%
5.240%(c)	11/06/24	154	153,001
Neiman Marcus Group Ltd. LLC,
Cash Pay PIK Ext Term Loan, 1 Month LIBOR + 6.500%
8.213%(c)	10/25/23	95	76,755
PetSmart, Inc.,
Tranche B-2 Loan, 1 Month LIBOR + 4.000%
5.740%(c)	03/11/22	266	263,561
Reynolds Group Holdings, Inc.,
Incremental U.S. Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	02/06/23	124	124,351
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%
4.549%(c)	08/14/24	99	99,152
Securus Technologies Holdings, Inc.,
Initial Term Loan (First Lien), 3 Month LIBOR + 4.500%
6.299%(c)	11/01/24^	101	74,058
Syniverse Holdings, Inc.,
Tranche C Term Loan, 2 Month LIBOR + 5.000%
6.846%(c)	03/09/23	129	119,289
UFC Holdings LLC,
Term B Loan, 1 Month LIBOR + 3.250%
5.050%(c)	04/29/26	112	113,125
Ultra Resources, Inc.,
Senior Secured Term Loan Non-PIK, 1 Month LIBOR + 4.000%
5.799%(c)	04/12/24	190	111,325
United Natural Foods, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.250%
6.049%(c)	10/22/25	109	93,107
Vertiv Group Corp.,
Term B Loan, 3 Month LIBOR + 4.000%
5.927%(c)	11/30/23	282	281,513
Viskase Cos., Inc.,
Initial Term Loan, 3 Month LIBOR + 3.250%
5.195%(c)	01/30/21^	94	89,431

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
United States (continued)
Windstream Services LLC,
New Tranche B-6 Term Loan, PRIME + 5.000%
9.750%(c)	03/29/21	64	$60,629

			4,353,226

TOTAL BANK LOANS (cost $4,854,378)			4,622,889

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
United States
BANK,
Series 2019-BN20, Class XA, IO
0.842%(cc)	09/15/62	6,354	407,967
Series 2019-BN21, Class XA, IO
0.997%(cc)	10/17/52	15,822	1,092,879
BB-UBS Trust,
Series 2012-SHOW, Class A, 144A
3.430%	11/05/36	700	726,921
Series 2012-TFT, Class A, 144A
2.892%	06/05/30	198	197,978
Braemar Hotels & Resorts Trust,
Series 2018-PRME, Class B, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
2.790%(c)	06/15/35	3,000	2,976,145
BX Commercial Mortgage Trust,
Series 2018-BIOA, Class D, 144A, 1 Month LIBOR + 1.321% (Cap N/A, Floor 1.348%)
3.061%(c)	03/15/37	1,500	1,497,974
Citigroup Commercial Mortgage Trust,
Series 2019-GC41, Class AS
3.018%	08/10/56	1,320	1,329,988
Commercial Mortgage Trust,
Series 2006-GG07, Class AM
5.619%(cc)	07/10/38	133	135,486
Credit Suisse Mortgage Capital LLC,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37	1,200	1,263,422
DBGS Mortgage Trust,
Series 2018-05BP, Class B, 144A, 1 Month LIBOR + 0.830% (Cap N/A, Floor 0.830%)
2.570%(c)	06/15/33	3,000	2,975,682
Fannie Mae-Aces,
Series 2016-M04, Class X2, IO
2.654%(cc)	01/25/39	8,749	518,274
FHLMC Multifamily Structured Pass-Through Certificates,
Series K033, Class X1, IO
0.298%(cc)	07/25/23	36,513	339,797
Series K068, Class X3, IO
2.059%(cc)	10/25/44	14,240	1,883,183
Series K072, Class X3, IO
2.138%(cc)	12/25/45	14,160	2,000,022
Series K086, Class X1, IO
0.243%(cc)	11/25/28	34,448	732,833
Series K088, Class X3, IO
2.346%(cc)	02/25/47	10,043	1,741,899
Series K089, Class X3, IO
2.296%(cc)	01/25/46	8,750	1,484,073

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Series K090, Class X1, IO
0.705%(cc)	02/25/29	29,517	$1,726,275
Series K090, Class X3, IO
2.311%(cc)	02/25/47	9,440	1,639,178
Series K092, Class X3, IO
2.247%(cc)	07/25/29	1,590	268,791
Series K095, Class X1, IO
0.949%(cc)	06/25/29	13,704	1,060,773
Series K723, Class X3, IO
1.918%(cc)	10/25/34	10,000	625,341
Series K729, Class X3, IO
1.968%(cc)	11/25/44	12,650	1,032,539
Series K730, Class X3, IO
2.035%(cc)	02/25/45	11,550	1,010,702
Series KC04, Class X1, IO
1.254%(cc)	12/25/26	9,390	569,502
FREMF Mortgage Trust,
Series 2013-K713, Class B, 144A
3.169%(cc)	04/25/46	500	500,196
Series 2015-K45, Class C, 144A
3.590%(cc)	04/25/48	1,355	1,366,146
Series 2015-K48, Class B, 144A
3.638%(cc)	08/25/48	1,600	1,642,334
Series 2019-K736, Class C, 144A
3.759%(cc)	07/25/26	475	472,901
Government National Mortgage Assoc.,
Series 2012-44, Class IO, IO
0.397%(cc)	03/16/49	6,794	65,078
Series 2013-80, Class IO, IO
0.944%(cc)	03/16/52	6,491	274,096
Series 2014-186, Class IO, IO
0.756%(cc)	08/16/54	14,578	566,171
Series 2015-33, Class IO, IO
0.740%(cc)	02/16/56	10,611	441,909
Series 2015-59, Class IO, IO
0.993%(cc)	06/16/56	1,728	83,311
Series 2015-86, Class IO, IO
0.748%(cc)	05/16/52	6,496	269,038
Series 2016-105, Class IO, IO
1.044%(cc)	10/16/57	3,808	231,398
Series 2016-71, Class QI, IO
0.974%(cc)	11/16/57	18,318	1,092,451
Series 2016-96, Class IO, IO
0.976%(cc)	12/16/57	1,394	81,448
Series 2017-148, Class IO, IO
0.656%(cc)	07/16/59	3,449	186,705
Series 2017-171, Class IO, IO
0.697%(cc)	09/16/59	2,164	124,179
Series 2017-173, Class IO, IO
1.359%(cc)	09/16/57	3,408	266,993
Series 2017-86, Class IO, IO
0.772%(cc)	05/16/59	2,879	165,439
LB-UBS Commercial Mortgage Trust,
Series 2006-C06, Class AJ
5.452%(cc)	09/15/39	949	505,437

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Morgan Stanley Capital I Trust,
Series 2007-T27, Class B, 144A
5.945%(cc)	06/11/42		500	$522,897
Velocity Commercial Capital Loan Trust,
Series 2018-02, Class A, 144A
4.050%(cc)	10/26/48		1,536	1,560,680
Series 2019-01, Class A, 144A
3.760%(cc)	03/25/49		5,476	5,560,399
Series 2019-01, Class M1, 144A
3.940%(cc)	03/25/49		2,332	2,370,185
Series 2019-03, Class A, 144A
3.030%(cc)	10/25/49		1,441	1,437,239
VNDO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30		505	513,752
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class D, 144A
4.261%(cc)	03/15/45		765	774,374

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $51,230,577)				50,312,380

CONVERTIBLE BONDS — 2.4%
Argentina — 0.0%
MercadoLibre, Inc.,
Sr. Unsec’d. Notes
2.000%	08/15/28		315	469,496

Bermuda — 0.0%
Golar LNG Ltd.,
Sr. Unsec’d. Notes
2.750%	02/15/22		851	759,221

China — 0.3%
Baozun, Inc.,
Sr. Unsec’d. Notes, 144A
1.625%	05/01/24		482	445,422
China Conch Venture Holdings International Ltd.,
Gtd. Notes
3.520%	09/05/23	HKD	6,000	825,221
China Railway Construction Corp. Ltd.,
Sr. Unsec’d. Notes
0.000%(ss)	01/29/21		750	780,879
CRRC Corp. Ltd.,
Sr. Unsec’d. Notes
0.000%(ss)	02/05/21		750	723,934
Harvest International Co.,
Gtd. Notes
0.000%(ss)	11/21/22	HKD	11,000	1,470,755
Semiconductor Manufacturing International Corp.,
Sr. Unsec’d. Notes
0.000%(ss)	07/07/22		250	329,714
Shanghai Port Group BVI Holding Co. Ltd.,
Gtd. Notes
0.180%	08/09/21		2,246	2,319,793
Smart Insight International Ltd.,
Sr. Sec’d. Notes
4.500%	12/05/23	HKD	2,000	328,385

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
China (continued)
Trip.com Group Ltd.,
Sr. Unsec’d. Notes
1.000%	07/01/20			485	$477,187
Zhongsheng Group Holdings Ltd.,
Sr. Unsec’d. Notes
4.570%	05/23/23		HKD	5,000	758,507

					8,459,797

France — 0.3%
Airbus SE,
Sr. Unsec’d. Notes, EMTN
0.000%(ss)	06/14/21		EUR	500	601,460
Archer Obligations SA,
Gtd. Notes
0.000%(ss)	03/31/23		EUR	1,200	1,996,124
Atos SE,
Sr. Unsec’d. Notes
0.000%(ss)	11/06/24		EUR	400	535,854
Edenred,
Sr. Unsec’d. Notes
0.000%(ss)	09/06/24		EUR	980	728,846
Kering SA,
Sr. Unsec’d. Notes, EMTN
0.000%(ss)	09/30/22		EUR	600	728,855
LVMH Moet Hennessy Louis Vuitton SE,
Sr. Unsec’d. Notes
0.000%(ss)	02/16/21			402	2,002,930
Orpea,
Sr. Unsec’d. Notes
0.375%	05/17/27		EUR	685	1,243,251
Remy Cointreau SA,
Sr. Unsec’d. Notes
0.125%	09/07/26		EUR	779	1,182,950
Safran SA,
Sr. Unsec’d. Notes
0.000%(ss)	06/21/23		EUR	590	1,072,201
TOTAL SA,
Sr. Unsec’d. Notes, EMTN
0.500%	12/02/22	(a)		1,000	1,059,210

					11,151,681

Germany — 0.2%
adidas AG,
Sr. Unsec’d. Notes
0.050%	09/12/23		EUR	1,200	1,652,010
Deutsche Wohnen SE,
Sr. Unsec’d. Notes
0.325%	07/26/24		EUR	1,100	1,300,796
MTU Aero Engines AG,
Sr. Unsec’d. Notes
0.125%	05/17/23		EUR	400	926,253
RAG-Stiftung,
Sr. Unsec’d. Notes, EMTN
0.000%(ss)	02/18/21		EUR	400	460,364

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Germany (continued)
Symrise AG,
Sr. Unsec’d. Notes
0.238%	06/20/24		EUR	900	$1,212,297

					5,551,720

Japan — 0.1%
SBI Holdings, Inc.,
Sr. Unsec’d. Notes
0.000%(ss)	09/13/23		JPY	60,000	576,424
Sony Corp.,
Sr. Unsec’d. Notes
0.000%(ss)	09/30/22		JPY	169,000	2,325,302
Toray Industries, Inc.,
Sr. Unsec’d. Notes
0.000%(ss)	08/31/21		JPY	50,000	496,519

					3,398,245

New Zealand — 0.0%
Xero Investments Ltd.,
Gtd. Notes
2.375%	10/04/23			893	1,252,030

Spain — 0.0%
Cellnex Telecom SA,
Sr. Unsec’d. Notes, EMTN
1.500%	01/16/26		EUR	900	1,347,227

Switzerland — 0.1%
Sika AG,
Sr. Unsec’d. Notes
0.150%	06/05/25		CHF	700	841,646
Sub. Notes
3.750%	01/30/22		CHF	600	852,898
STMicroelectronics NV,
Sr. Unsec’d. Notes
0.000%(ss)	07/03/22			1,200	1,644,596

					3,339,140

United Kingdom — 0.1%
BP Capital Markets PLC,
Gtd. Notes
1.000%	04/28/23		GBP	300	475,274
TechnipFMC PLC,
Sr. Unsec’d. Notes
0.875%	01/25/21		EUR	400	453,651
Vodafone Group PLC,
Sub. Notes
1.500%	03/12/22		GBP	600	926,399

					1,855,324

United States — 1.3%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
2.125%	09/01/26			243	1,408,049
Akamai Technologies, Inc.,
Sr. Unsec’d. Notes
0.125%	05/01/25	(a)		817	902,578

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CONVERTIBLE BONDS (continued)
United States (continued)
Anthem, Inc.,
Sr. Unsec’d. Notes
2.750%	10/15/42		102	$428,369
Atlassian, Inc.,
Gtd. Notes
0.625%	05/01/23	(a)	220	347,803
BioMarin Pharmaceutical, Inc.,
Sr. Sub. Notes
0.599%	08/01/24	(a)	653	689,894
BofA Finance LLC,
Bank Gtd. Notes, MTN
0.250%	05/01/23		1,283	1,347,087
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
0.350%	06/15/20		888	1,377,513
0.900%	09/15/21	(a)	1,433	1,651,353
Chegg, Inc.,
Sr. Unsec’d. Notes, 144A
0.125%	03/15/25		711	731,269
Coupa Software, Inc.,
Sr. Unsec’d. Notes, 144A
0.125%	06/15/25	(a)	1,073	1,268,675
CyberArk Software Ltd.,
Sr. Unsec’d. Notes, 144A
0.000%(ss)	11/15/24		460	475,028
DexCom, Inc.,
Sr. Unsec’d. Notes
0.750%	12/01/23		828	1,226,431
DISH Network Corp.,
Sr. Unsec’d. Notes
3.375%	08/15/26		769	739,701
DocuSign, Inc.,
Sr. Unsec’d. Notes
0.500%	09/15/23		620	769,846
Envestnet, Inc.,
Gtd. Notes
1.750%	06/01/23		562	672,516
Euronet Worldwide, Inc.,
Sr. Unsec’d. Notes, 144A
0.750%	03/15/49	(a)	750	894,589
Exact Sciences Corp.,
Sr. Unsec’d. Notes
0.375%	03/15/27	(a)	449	507,651
1.000%	01/15/25		464	669,900
Five9, Inc.,
Sr. Unsec’d. Notes
0.125%	05/01/23		358	603,770
Fortive Corp.,
Gtd. Notes, 144A
0.875%	02/15/22		851	860,552
IAC FinanceCo, Inc.,
Gtd. Notes, 144A
0.875%	10/01/22		604	1,038,487
Illumina, Inc.,
Sr. Unsec’d. Notes
0.000%(ss)	08/15/23	(a)	608	670,020
0.500%	06/15/21	(a)	457	635,382

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CONVERTIBLE BONDS (continued)
United States (continued)
Insulet Corp.,
Sr. Unsec’d. Notes, 144A
0.375%	09/01/26		973	$1,008,990
Liberty Interactive LLC,
Sr. Unsec’d. Notes
3.750%	02/15/30		17	11,728
4.000%	11/15/29		23	16,092
Sr. Unsec’d. Notes, 144A
1.750%	09/30/46		748	1,097,198
Liberty Media Corp.,
Sr. Unsec’d. Notes
1.375%	10/15/23		620	834,272
Live Nation Entertainment, Inc.,
Sr. Unsec’d. Notes
2.500%	03/15/23		1,472	1,794,957
Microchip Technology, Inc.,
Sr. Sub. Notes
1.625%	02/15/27		3,035	4,324,875
Oasis Petroleum, Inc.,
Gtd. Notes
2.625%	09/15/23		45	34,931
Okta, Inc.,
Sr. Unsec’d. Notes, 144A
0.125%	09/01/25		1,005	973,209
ON Semiconductor Corp.,
Gtd. Notes
1.625%	10/15/23	(a)	721	994,079
Palo Alto Networks, Inc.,
Sr. Unsec’d. Notes
0.750%	07/01/23		1,516	1,672,134
Proofpoint, Inc.,
Sr. Unsec’d. Notes, 144A
0.250%	08/15/24		658	677,675
QIAGEN NV,
Sr. Unsec’d. Notes
1.000%	11/13/24		800	816,833
Repligen Corp.,
Sr. Unsec’d. Notes
0.375%	07/15/24		699	753,910
ServiceNow, Inc.,
Sr. Unsec’d. Notes
0.000%(ss)	06/01/22		407	858,631
Silicon Laboratories, Inc.,
Sr. Unsec’d. Notes
1.375%	03/01/22		468	621,420
Snap, Inc.,
Sr. Unsec’d. Notes, 144A
0.750%	08/01/26		670	697,061
Splunk, Inc.,
Sr. Unsec’d. Notes
0.500%	09/15/23		672	807,240
Square, Inc.,
Sr. Unsec’d. Notes
0.500%	05/15/23	(a)	846	944,329
Transocean, Inc.,
Gtd. Notes
0.500%	01/30/23	(a)	619	617,453

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CONVERTIBLE BONDS (continued)
United States (continued)
Twilio, Inc.,
Sr. Unsec’d. Notes
0.250%	06/01/23		418	$638,049
Twitter, Inc.,
Sr. Unsec’d. Notes
0.250%	06/15/24		822	794,257
Whiting Petroleum Corp.,
Gtd. Notes
1.250%	04/01/20		74	72,231
Workday, Inc.,
Sr. Unsec’d. Notes
0.250%	10/01/22		436	556,959
Zendesk, Inc.,
Sr. Unsec’d. Notes
0.250%	03/15/23	(a)	253	345,068

				41,880,044

TOTAL CONVERTIBLE BONDS (cost $70,455,651)				79,463,925

CORPORATE BONDS — 6.8%
Australia — 0.2%
APT Pipelines Ltd.,
Gtd. Notes, 144A
4.200%	03/23/25		645	686,620
5.000%	03/23/35		380	431,227
Ausgrid Finance Pty Ltd.,
Sr. Sec’d. Notes, 144A
4.350%	08/01/28		400	435,431
Commonwealth Bank of Australia,
Sub. Notes, 144A
4.500%	12/09/25		500	542,209
FMG Resources August 2006 Pty Ltd.,
Gtd. Notes, 144A
4.750%	05/15/22		112	115,936
5.125%	05/15/24		29	30,838
GAIF Bond Issuer Pty Ltd.,
Gtd. Notes, 144A
3.400%	09/30/26		250	253,021
Macquarie Group Ltd.,
Sr. Unsec’d. Notes, 144A
3.763%(ff)	11/28/28		790	825,818
6.250%	01/14/21	(a)	300	312,536
National Australia Bank Ltd.,
Sub. Notes, 144A, MTN
3.933%(ff)	08/02/34		250	259,562
Scentre Group Trust 1/Scentre Group Trust 2,
Gtd. Notes, 144A
3.500%	02/12/25		180	186,739
Sydney Airport Finance Co. Pty Ltd.,
Sr. Sec’d. Notes, 144A
3.375%	04/30/25		420	433,935
Westpac Banking Corp.,
Sub. Notes
4.421%	07/24/39		100	109,383

				4,623,255

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Azerbaijan — 0.0%
State Oil Co. of the Azerbaijan Republic,
Sr. Unsec’d. Notes
6.950%	03/18/30	250	$306,894

Bahrain — 0.0%
Oil and Gas Holding Co. BSCC (The),
Sr. Unsec’d. Notes
7.625%	11/07/24	200	232,256

Belarus — 0.0%
Development Bank of the Republic of Belarus JSC,
Sr. Unsec’d. Notes, 144A
6.750%	05/02/24	200	210,603

Belgium — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.700%	02/01/36	690	796,035
4.900%	02/01/46	230	273,050
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.439%	10/06/48	360	402,016
4.750%	04/15/58	150	174,783

			1,645,884

Brazil — 0.0%
Braskem Netherlands Finance BV,
Gtd. Notes, 144A
4.500%	01/31/30	200	198,561
Cemig Geracao e Transmissao SA,
Gtd. Notes
9.250%	12/05/24	250	288,134
MV24 Capital BV,
Sr. Sec’d. Notes, 144A
6.748%	06/01/34	197	207,272
Votorantim Cimentos International SA,
Gtd. Notes
7.250%	04/05/41	200	253,589

			947,556

Canada — 0.2%
1011778 BC ULC/New Red Finance, Inc.,
Sec’d. Notes, 144A
5.000%	10/15/25	375	389,862
Air Canada 2015-1 Class A Pass-Through Trust, Pass-Through Certificates, 144A
3.600%	09/15/28	245	255,431
Air Canada 2015-2 Class AA Pass-Through Trust, Pass-Through Certificates, 144A
3.750%	06/15/29	395	416,263
Air Canada 2017-1 Class A Pass-Through Trust, Pass-Through Certificates, 144A
3.550%	07/15/31	284	288,684
Bank of Montreal,
Sub. Notes
3.803%(ff)	12/15/32	115	120,559
Bank of Nova Scotia (The),
Sr. Unsec’d. Notes
2.700%	08/03/26	115	117,123

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Canada (continued)
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A
7.500%	03/15/25	(a)	318	$328,156
7.875%	04/15/27		223	229,762
Brookfield Finance, Inc.,
Gtd. Notes
3.900%	01/25/28		535	574,640
4.850%	03/29/29		145	166,847
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes
6.450%	06/30/33		150	192,076
Canadian Pacific Railway Co.,
Sr. Unsec’d. Notes
6.125%	09/15/15		40	58,599
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes
6.750%	11/15/39		97	123,273
Emera US Finance LP,
Gtd. Notes
4.750%	06/15/46		150	173,044
Enbridge, Inc.,
Gtd. Notes
4.500%	06/10/44		95	104,470
Encana Corp.,
Gtd. Notes
8.125%	09/15/30		50	63,725
Fortis, Inc.,
Sr. Unsec’d. Notes
3.055%	10/04/26		523	533,233
Hydro-Quebec,
Gov’t. Gtd. Notes, Series HY
8.400%	01/15/22		150	169,249
MEG Energy Corp.,
Gtd. Notes, 144A
7.000%	03/31/24		197	198,840
Sec’d. Notes, 144A
6.500%	01/15/25		259	270,156
NOVA Chemicals Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	05/01/25		92	94,417
5.250%	06/01/27		466	480,667
Nutrien Ltd.,
Sr. Unsec’d. Notes
4.125%	03/15/35		100	104,426
5.250%	01/15/45		100	118,512
Quebecor Media, Inc.,
Sr. Unsec’d. Notes
5.750%	01/15/23		122	132,958
Royal Bank of Canada,
Sub. Notes, GMTN
4.650%	01/27/26		150	165,878
Stars Group Holdings BV/Stars Group US Co-Borrower LLC,
Gtd. Notes, 144A
7.000%	07/15/26		336	363,738
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
5.950%	05/15/35		100	129,685

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Canada (continued)
6.800%	05/15/38	135	$192,226
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
4.750%	05/15/38	45	51,363
6.200%	10/15/37	100	130,302
Videotron Ltd.,
Gtd. Notes, 144A
5.125%	04/15/27	52	55,628

			6,793,792

Cayman Islands — 0.0%
Bioceanico Sovereign Certificate Ltd.,
Sr. Sec’d. Notes, 144A
2.855%(s)	06/05/34	900	625,884

Chile — 0.0%
Celulosa Arauco y Constitucion SA,
Sr. Unsec’d. Notes, 144A
4.250%	04/30/29	300	303,994
Corp. Nacional del Cobre de Chile,
Sr. Unsec’d. Notes, 144A
3.700%	01/30/50	200	191,646
4.375%	02/05/49	200	214,527
Empresa de Transporte de Pasajeros Metro SA,
Sr. Unsec’d. Notes
5.000%	01/25/47	200	227,125
Empresa Nacional del Petroleo,
Sr. Unsec’d. Notes
3.750%	08/05/26	300	307,506

			1,244,798

China — 0.0%
Chinalco Capital Holdings Ltd.,
Gtd. Notes
4.000%	08/25/21	200	202,006
CNAC HK Finbridge Co. Ltd.,
Gtd. Notes
4.125%	07/19/27	200	210,067
Minmetals Bounteous Finance BVI Ltd.,
Gtd. Notes
4.200%	07/27/26	200	211,044
Sinopec Group Overseas Development 2018 Ltd.,
Gtd. Notes
4.600%	09/12/48	200	237,578

			860,695

Colombia — 0.0%
Ecopetrol SA,
Sr. Unsec’d. Notes
5.875%	09/18/23	300	332,964
5.875%	05/28/45	210	246,833
Empresas Publicas de Medellin ESP,
Sr. Unsec’d. Notes, 144A
4.250%	07/18/29	300	312,582

			892,379

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Costa Rica — 0.0%
Instituto Costarricense de Electricidad,
Sr. Unsec’d. Notes
6.950%	11/10/21		200	$208,862

Denmark — 0.0%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A
2.200%	03/02/20		550	549,999

Ecuador — 0.0%
Petroamazonas EP,
Gov’t. Gtd. Notes
4.625%	02/16/20		33	33,272
4.625%	11/06/20		184	181,341

				214,613

Finland — 0.0%
Nokia OYJ,
Sr. Unsec’d. Notes
4.375%	06/12/27		100	104,409
Nordea Bank Abp,
Sub. Notes, 144A
4.875%	05/13/21		550	568,726

				673,135

France — 0.1%
Altice France SA,
Sr. Sec’d. Notes, 144A
7.375%	05/01/26	(a)	400	430,021
8.125%	02/01/27	(a)	400	451,426
BPCE SA,
Sub. Notes, 144A, MTN
4.625%	07/11/24		200	215,166
Credit Agricole SA,
Sub. Notes, 144A
4.375%	03/17/25		250	268,560
Societe Generale SA,
Sub. Notes, 144A
4.750%	11/24/25	(a)	210	227,285
Total Capital International SA,
Gtd. Notes
3.461%	07/12/49		145	152,866

				1,745,324

Georgia — 0.0%
Georgian Railway JSC,
Sr. Unsec’d. Notes
7.750%	07/11/22		200	219,259

Germany — 0.0%
Deutsche Bank AG,
Sr. Unsec’d. Notes
4.250%	10/14/21		150	154,080
Sr. Unsec’d. Notes, GMTN
3.125%	01/13/21		69	69,346
Deutsche Telekom International Finance BV,
Gtd. Notes, 144A
4.875%	03/06/42		200	238,833

				462,259

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Hong Kong — 0.0%
AIA Group Ltd.,
Sr. Unsec’d. Notes, 144A, MTN
3.200%	03/11/25		500	$513,438
King Power Capital Ltd.,
Gtd. Notes
5.625%	11/03/24		200	224,929

				738,367

Indonesia — 0.1%
Indonesia Asahan Aluminium Persero PT,
Sr. Unsec’d. Notes
5.710%	11/15/23		500	552,370
6.530%	11/15/28		200	245,521
6.757%	11/15/48		300	387,139
Minejesa Capital BV,
Sr. Sec’d. Notes
4.625%	08/10/30		200	207,598
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes, EMTN
4.125%	05/15/27		200	210,803
6.150%	05/21/48		200	252,059

				1,855,490

Ireland — 0.1%
AIB Group PLC,
Sr. Unsec’d. Notes, 144A, MTN
4.750%	10/12/23		500	537,258
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes, 144A
6.000%	02/15/25	(a)	870	912,549
Avolon Holdings Funding Ltd.,
Gtd. Notes, 144A
4.375%	05/01/26		140	148,549
5.125%	10/01/23		257	276,934

				1,875,290

Italy — 0.1%
Enel Finance International NV,
Gtd. Notes, 144A
2.875%	05/25/22		200	202,519
Eni USA, Inc.,
Gtd. Notes
7.300%	11/15/27		110	140,646
Telecom Italia Capital SA,
Gtd. Notes
6.000%	09/30/34	(a)	452	487,854
6.375%	11/15/33		379	422,944

				1,253,963

Japan — 0.1%
Beam Suntory, Inc.,
Gtd. Notes
3.250%	05/15/22		100	101,964
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes
3.751%	07/18/39		200	218,708

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Japan (continued)
Mizuho Financial Group, Inc.,
Sr. Unsec’d. Notes
2.869%(ff)	09/13/30		200	$199,462
MUFG Bank Ltd.,
Sr. Unsec’d. Notes, 144A
4.100%	09/09/23		200	212,821
Sumitomo Mitsui Financial Group, Inc.,
Sr. Unsec’d. Notes
2.632%	07/14/26		200	200,183
3.010%	10/19/26		200	204,716
3.040%	07/16/29		280	285,783

				1,423,637

Kazakhstan — 0.1%
Kazakhstan Temir Zholy Finance BV,
Gtd. Notes
6.950%	07/10/42		200	268,052
KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes
3.875%	04/19/22		400	412,025
4.750%	04/19/27		200	219,667
5.750%	04/19/47		200	239,004
6.375%	10/24/48		450	579,294

				1,718,042

Luxembourg — 0.1%
Altice Financing SA,
Sr. Sec’d. Notes, 144A
6.625%	02/15/23		175	178,199
7.500%	05/15/26		400	429,977
Altice Luxembourg SA,
Sr. Sec’d. Notes, 144A
10.500%	05/15/27		233	267,274
Intelsat Jackson Holdings SA,
Gtd. Notes
5.500%	08/01/23		230	197,420
Gtd. Notes, 144A
8.500%	10/15/24	(a)	416	379,400
9.750%	07/15/25		395	365,577
Sr. Sec’d. Notes, 144A
8.000%	02/15/24		623	639,658
SES SA,
Gtd. Notes, 144A
3.600%	04/04/23		100	102,474

				2,559,979

Malaysia — 0.0%
Petronas Capital Ltd.,
Gtd. Notes, EMTN
4.500%	03/18/45		250	297,258

Mexico — 0.2%
America Movil SAB de CV,
Sr. Unsec’d. Notes
4.375%	04/22/49	(a)	200	228,056
Banco Mercantil del Norte SA,
Jr. Sub. Notes
6.875%(ff)	—	(rr)	200	209,205

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mexico (continued)
Banco Nacional de Comercio Exterior SNC,
Sr. Unsec’d. Notes
4.375%	10/14/25		200	$212,597
Cometa Energia SA de CV,
Sr. Sec’d. Notes
6.375%	04/24/35		291	316,786
Elementia SAB de CV,
Gtd. Notes
5.500%	01/15/25		250	253,635
Mexico City Airport Trust,
Sr. Sec’d. Notes, 144A
5.500%	07/31/47		443	457,580
Petroleos Mexicanos,
Gtd. Notes
5.375%	03/13/22		200	209,568
5.500%	06/27/44		254	227,215
6.500%	03/13/27		485	513,400
6.625%	06/15/35		500	510,125
7.690%	01/23/50		460	502,225
Gtd. Notes, 3 Month LIBOR + 3.650%
5.538%(c)	03/11/22		400	417,553
Gtd. Notes, 144A
7.690%	01/23/50		510	556,814
Gtd. Notes, MTN
6.875%	08/04/26		200	219,938

				4,834,697

Netherlands — 0.0%
Cooperatieve Rabobank UA,
Gtd. Notes
4.625%	12/01/23	(a)	270	292,591
5.250%	08/04/45		250	314,667
UPCB Finance IV Ltd.,
Sr. Sec’d. Notes, 144A
5.375%	01/15/25	(a)	370	380,307

				987,565

New Zealand — 0.0%
ANZ New Zealand Int’l Ltd.,
Gtd. Notes, 144A
3.450%	01/21/28		200	210,360
Bank of New Zealand,
Sr. Unsec’d. Notes, 144A
3.500%	02/20/24		300	313,452

				523,812

Norway — 0.0%
Aker BP ASA,
Sr. Unsec’d. Notes, 144A
5.875%	03/31/25	(a)	300	318,587
Equinor ASA,
Sr. Unsec’d. Notes
7.250%	09/23/27		160	211,856

				530,443

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Panama — 0.0%
Aeropuerto Internacional de Tocumen SA,
Sr. Sec’d. Notes
6.000%	11/18/48		200	$247,607
Empresa de Transmision Electrica SA,
Sr. Unsec’d. Notes, 144A
5.125%	05/02/49		200	228,021

				475,628

Peru — 0.0%
Consorcio Transmantaro SA,
Sr. Unsec’d. Notes
4.375%	05/07/23		200	209,284
Fondo MIVIVIENDA SA,
Sr. Unsec’d. Notes
3.500%	01/31/23		150	153,414
Nexa Resources Peru SAA,
Sr. Unsec’d. Notes
4.625%	03/28/23		200	207,397
Petroleos del Peru SA,
Sr. Unsec’d. Notes
5.625%	06/19/47		200	232,416

				802,511

Russia — 0.0%
Russian Agricultural Bank OJSC Via RSHB Capital SA,
Sub. Notes
8.500%	10/16/23		200	223,802
Vnesheconombank Via VEB Finance PLC,
Sr. Unsec’d. Notes
5.942%	11/21/23		200	222,087

				445,889

Saudi Arabia — 0.0%
Saudi Arabian Oil Co.,
Sr. Unsec’d. Notes, EMTN
3.500%	04/16/29		400	415,198

Singapore — 0.0%
BOC Aviation Ltd.,
Sr. Unsec’d. Notes, 144A, MTN
2.375%	09/15/21		300	299,096

South Africa — 0.0%
Eskom Holdings SOC Ltd.,
Sr. Unsec’d. Notes
5.750%	01/26/21		200	200,474
Sr. Unsec’d. Notes, EMTN
6.750%	08/06/23		200	204,113
Transnet SOC Ltd.,
Sr. Unsec’d. Notes
4.000%	07/26/22		200	203,061

				607,648

South Korea — 0.0%
MagnaChip Semiconductor Corp.,
Sr. Unsec’d. Notes
6.625%	07/15/21	(a)	195	193,275

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Spain — 0.0%
AI Candelaria Spain SLU,
Sr. Sec’d. Notes
7.500%	12/15/28		300	$336,188

Switzerland — 0.0%
Credit Suisse Group AG,
Sr. Unsec’d. Notes, 144A
4.282%	01/09/28		500	543,760
Glencore Funding LLC,
Gtd. Notes, 144A
4.625%	04/29/24		60	64,051
UBS Group AG,
Sr. Unsec’d. Notes, 144A
4.253%	03/23/28		200	218,458

				826,269

Trinidad & Tobago — 0.0%
Trinidad Petroleum Holdings Ltd.,
Sr. Sec’d. Notes, 144A
9.750%	06/15/26		300	333,427

United Arab Emirates — 0.0%
MDGH - GMTN BV,
Gtd. Notes, 144A, MTN
2.875%	11/07/29		300	302,454
3.700%	11/07/49		300	311,585
Shelf Drilling Holdings Ltd.,
Gtd. Notes, 144A
8.250%	02/15/25	(a)	291	277,118

				891,157

United Kingdom — 0.1%
AstraZeneca PLC,
Sr. Unsec’d. Notes
4.000%	09/18/42		70	77,253
6.450%	09/15/37		50	70,593
British Airways 2018-1 Class AA Pass-Through Trust, Pass-Through Certificates, 144A
3.800%	03/20/33		450	472,701
British Telecommunications PLC,
Sr. Unsec’d. Notes
9.625%	12/15/30		50	77,013
HSBC Holdings PLC,
Sr. Unsec’d. Notes
3.900%	05/25/26		300	319,610
Sub. Notes
4.250%	08/18/25		300	321,298
Lloyds Banking Group PLC,
Sub. Notes
4.582%	12/10/25		250	271,237
Reynolds American, Inc.,
Gtd. Notes
5.700%	08/15/35		130	150,215
7.000%	08/04/41		120	145,249
Royal Bank of Scotland Group PLC,
Sr. Unsec’d. Notes
4.892%(ff)	05/18/29	(a)	315	355,415
Sub. Notes
3.754%(ff)	11/01/29	(a)	220	224,601

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United Kingdom (continued)
6.125%	12/15/22		175	$191,468
Standard Chartered PLC,
Sr. Unsec’d. Notes, 144A
4.305%(ff)	05/21/30		200	217,737
Sub. Notes, 144A
5.200%	01/26/24	(a)	300	324,212
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes, 144A
5.500%	08/15/26		200	210,192
Vodafone Group PLC,
Sr. Unsec’d. Notes
3.750%	01/16/24		150	158,378
4.875%	06/19/49		310	358,355
6.150%	02/27/37		75	97,116

				4,042,643

United States — 5.3%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.900%	11/30/46		360	471,000
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.400%	11/06/42		55	59,361
4.450%	05/14/46		115	123,772
Sr. Unsec’d. Notes, 144A
3.200%	11/21/29		390	397,565
4.050%	11/21/39	(a)	210	220,086
4.250%	11/21/49		130	137,561
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.625%	02/15/23		91	92,555
6.500%	03/01/24		125	129,654
ACCO Brands Corp.,
Gtd. Notes, 144A
5.250%	12/15/24		330	343,786
ACE Cash Express, Inc.,
Sr. Sec’d. Notes, 144A
12.000%	12/15/22		167	142,799
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26	(a)	300	269,078
Adient US LLC,
Sr. Sec’d. Notes, 144A
7.000%	05/15/26	(a)	270	294,242
ADT Security Corp. (The),
Sr. Sec’d. Notes, 144A
4.875%	07/15/32		165	151,389
AECOM,
Gtd. Notes
5.125%	03/15/27		126	135,447
AES Corp.,
Sr. Unsec’d. Notes
5.500%	04/15/25	(a)	182	188,178
Aetna, Inc.,
Sr. Unsec’d. Notes
6.750%	12/15/37		65	87,532

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
7.375%	05/15/23		329	$261,144
AIG SunAmerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%	03/15/32		150	209,009
Air Lease Corp.,
Sr. Unsec’d. Notes
3.250%	03/01/25	(a)	515	530,827
Air Medical Group Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/15/23	(a)	315	280,461
Alabama Power Co.,
Sr. Unsec’d. Notes, Series V
5.600%	03/15/33		150	189,124
Albemarle Corp.,
Sr. Unsec’d. Notes
5.450%	12/01/44		100	114,550
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25		280	290,509
Gtd. Notes, 144A
7.500%	03/15/26		567	637,290
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
6.750%	09/30/24	(a)	400	420,197
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
3.800%	04/15/26		450	480,667
Allergan Funding SCS,
Gtd. Notes
4.550%	03/15/35		60	64,727
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26		48	51,567
Sr. Unsec’d. Notes, 144A
9.750%	07/15/27		50	53,460
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	10/01/24		301	308,166
5.875%	06/01/29		190	209,219
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31		140	194,386
Sr. Unsec’d. Notes
5.125%	09/30/24		169	186,357
Sub. Notes
5.750%	11/20/25		165	185,051
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.875%	08/22/37	(a)	235	265,938
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.750%	06/15/25	(a)	188	173,916
5.875%	11/15/26		66	59,539
6.125%	05/15/27		104	95,096

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
AMC Networks, Inc.,
Gtd. Notes
4.750%	08/01/25		138	$138,837
American Airlines 2016-2 Class A Pass-Through Trust, Pass-Through Certificates
3.650%	12/15/29		171	177,114
American Airlines 2016-3 Class AA Pass-Through Trust, Pass-Through Certificates
3.000%	04/15/30		763	773,399
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	04/01/25	(a)	531	552,893
6.250%	03/15/26		99	101,618
6.500%	04/01/27	(a)	620	643,647
6.625%	10/15/22		2	2,031
American Financial Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/26		200	206,235
American International Group, Inc.,
Sr. Unsec’d. Notes
3.875%	01/15/35		200	212,276
4.700%	07/10/35		185	213,539
American Tower Corp.,
Sr. Unsec’d. Notes
3.800%	08/15/29		155	165,558
5.900%	11/01/21		100	106,703
American Tower Trust,
, 144A
3.070%	03/15/48		100	100,515
3.652%	03/15/48		210	219,093
American Water Capital Corp.,
Sr. Unsec’d. Notes
4.300%	12/01/42		47	52,829
American Woodmark Corp.,
Gtd. Notes, 144A
4.875%	03/15/26		208	213,197
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25		315	340,812
5.750%	05/20/27		128	140,691
5.875%	08/20/26		22	24,268
Analog Devices, Inc.,
Sr. Unsec’d. Notes
4.500%	12/05/36		100	107,770
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes
5.375%	09/15/24	(a)	175	162,843
Gtd. Notes, 144A
5.750%	01/15/28	(a)	150	130,898
Antero Resources Corp.,
Gtd. Notes
5.125%	12/01/22	(a)	281	251,477
5.375%	11/01/21		38	36,215
5.625%	06/01/23		309	249,126
Anthem, Inc.,
Sr. Unsec’d. Notes
3.300%	01/15/23		140	144,771

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
4.650%	01/15/43		60	$67,738
4.650%	08/15/44		180	202,553
Apache Corp.,
Sr. Unsec’d. Notes
4.750%	04/15/43		100	96,494
Appalachian Power Co.,
Sr. Unsec’d. Notes, Series P
6.700%	08/15/37		125	169,441
Apple, Inc.,
Sr. Unsec’d. Notes
3.450%	02/09/45	(a)	230	242,921
3.850%	05/04/43		600	671,792
Aramark Services, Inc.,
Gtd. Notes, 144A
5.000%	02/01/28	(a)	380	400,265
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes, 144A
6.875%	04/01/27		16	16,952
Arconic, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24	(a)	275	299,037
5.900%	02/01/27	(a)	273	311,278
6.750%	01/15/28		84	98,244
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.000%	11/01/26		50	39,951
AT&T, Inc.,
Sr. Unsec’d. Notes
3.600%	07/15/25		1,070	1,131,739
4.900%	08/15/37		300	346,185
6.350%	03/15/40		515	678,109
Athene Global Funding,
Sec’d. Notes, 144A
2.950%	11/12/26		905	900,869
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
5.250%	03/15/25		534	550,587
5.750%	07/15/27		94	98,215
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25	(a)	214	220,579
Baker Hughes a GE Co. LLC,
Sr. Unsec’d. Notes
5.125%	09/15/40		100	117,370
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
3.500%	08/15/46		145	147,650
Bank of America Corp.,
Sr. Unsec’d. Notes
3.419%(ff)	12/20/28		530	556,021
Sr. Unsec’d. Notes, MTN
3.248%	10/21/27		1,495	1,559,613
3.864%(ff)	07/23/24		100	105,217
4.078%(ff)	04/23/40		285	323,486
4.330%(ff)	03/15/50		225	269,719

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, Series G, MTN
3.000%	02/24/25		140	$145,412
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		475	541,622
9.250%	04/01/26		198	227,543
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.875%	05/15/23		273	276,573
6.125%	04/15/25	(a)	346	358,040
7.000%	01/15/28		361	399,176
7.250%	05/30/29		72	82,197
9.000%	12/15/25		964	1,095,964
Sr. Sec’d. Notes, 144A
5.500%	11/01/25		312	326,082
5.750%	08/15/27		13	14,120
7.000%	03/15/24		604	630,117
Sr. Unsec’d. Notes, 144A
5.000%	01/30/28		60	61,558
5.250%	01/30/30		60	62,151
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.400%	05/15/42		430	508,018
Berry Global, Inc.,
Sec’d. Notes
5.125%	07/15/23		65	66,716
Sec’d. Notes, 144A
5.625%	07/15/27		89	95,903
Sr. Sec’d. Notes, 144A
4.875%	07/15/26		495	522,480
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22		305	299,452
Boardwalk Pipelines LP,
Gtd. Notes
4.800%	05/03/29		170	180,917
Boeing Co. (The),
Sr. Unsec’d. Notes
3.950%	08/01/59		155	165,605
Boston Scientific Corp.,
Sr. Unsec’d. Notes
3.750%	03/01/26		60	64,320
4.550%	03/01/39		250	293,177
Boyd Gaming Corp.,
Gtd. Notes
6.375%	04/01/26		220	237,059
BP Capital Markets America, Inc.,
Gtd. Notes
3.017%	01/16/27		570	589,196
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
3.200%	06/15/26		85	89,251
3.400%	07/26/29		190	203,326
3.900%	02/20/28		165	180,725
4.125%	06/15/39		40	46,028
4.550%	02/20/48		75	91,433

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
5.000%	08/15/45	(a)	250	$319,876
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.650%	06/15/24		185	193,555
3.850%	02/01/25		250	262,661
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27	(a)	585	607,232
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL,
Sr. Sec’d. Notes, 144A
5.750%	05/15/26		181	191,710
Buckeye Partners LP,
Sr. Unsec’d. Notes
5.850%	11/15/43		125	112,338
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.400%	03/15/42		355	410,856
BWX Technologies, Inc.,
Gtd. Notes, 144A
5.375%	07/15/26		80	84,741
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
5.875%	09/15/22		125	134,735
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26		185	192,795
Sr. Unsec’d. Notes
5.750%	01/15/25	(a)	245	251,965
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31		250	249,812
Campbell Soup Co.,
Sr. Unsec’d. Notes
4.800%	03/15/48		80	92,670
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23		700	723,474
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
5.125%	02/15/23		140	141,946
5.750%	01/15/24		51	52,020
Sr. Unsec’d. Notes, 144A
4.750%	03/01/30		236	240,695
5.000%	02/01/28		231	242,183
5.125%	05/01/27	(a)	420	444,450
5.500%	05/01/26		230	241,800
5.750%	02/15/26	(a)	2,620	2,763,072
5.875%	04/01/24		499	518,575
CDK Global, Inc.,
Sr. Unsec’d. Notes
5.875%	06/15/26		100	106,989
Sr. Unsec’d. Notes, 144A
5.250%	05/15/29		334	358,241
CDW LLC/CDW Finance Corp.,
Gtd. Notes
4.250%	04/01/28	(a)	148	155,346

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
5.000%	09/01/25	(a)	355	$370,874
Cedar Fair LP,
Gtd. Notes, 144A
5.250%	07/15/29		170	183,192
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.375%	04/15/27		9	9,679
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	01/15/25		185	191,887
6.125%	02/15/24		125	129,617
Sr. Unsec’d. Notes, 144A
4.250%	12/15/27		170	175,044
4.625%	12/15/29		213	224,308
5.375%	06/01/26		200	212,538
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
5.850%	01/15/41		110	138,032
Central Garden & Pet Co.,
Gtd. Notes
5.125%	02/01/28	(a)	370	383,325
6.125%	11/15/23		170	175,846
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/25	(a)	606	644,733
Sr. Unsec’d. Notes, 144A
5.125%	12/15/26		110	111,899
Sr. Unsec’d. Notes, Series G
6.875%	01/15/28		60	66,118
Sr. Unsec’d. Notes, Series W
6.750%	12/01/23		35	39,067
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.800%	03/01/50		310	327,144
Chemours Co. (The),
Gtd. Notes
6.625%	05/15/23	(a)	365	367,710
7.000%	05/15/25	(a)	273	274,805
Chesapeake Energy Corp.,
Sec’d. Notes, 144A
11.500%	01/01/25		311	294,059
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes
5.125%	08/01/21		29	29,029
Sr. Sec’d. Notes, 144A
8.000%	03/15/26		48	49,784
8.625%	01/15/24	(a)	418	443,663
Cincinnati Financial Corp.,
Sr. Unsec’d. Notes
6.920%	05/15/28		105	135,789
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23		116	118,227
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.668%(ff)	07/24/28		685	728,537

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
3.887%(ff)	01/10/28	(a)	1,035	$1,114,120
4.650%	07/23/48		50	62,433
8.125%	07/15/39		42	69,776
Sub. Notes
4.400%	06/10/25		425	461,910
Citizens Financial Group, Inc.,
Sr. Unsec’d. Notes
2.375%	07/28/21		410	411,386
2.850%	07/27/26		135	137,535
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, 144A
9.250%	02/15/24	(a)	1,117	1,238,669
Sr. Sec’d. Notes, 144A
5.125%	08/15/27	(a)	226	235,240
Clearway Energy Operating LLC,
Gtd. Notes
5.000%	09/15/26		35	36,130
5.750%	10/15/25		70	73,879
Cleveland-Cliffs, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	01/15/24		75	76,768
CMS Energy Corp.,
Sr. Unsec’d. Notes
3.000%	05/15/26		45	45,870
CNX Midstream Partners LP/CNX Midstream Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	03/15/26		40	36,843
Colfax Corp.,
Gtd. Notes, 144A
6.000%	02/15/24		87	92,689
Comcast Corp.,
Gtd. Notes
3.250%	11/01/39		340	345,057
3.375%	08/15/25	(a)	200	212,276
3.999%	11/01/49		265	293,919
4.200%	08/15/34		349	401,228
4.250%	01/15/33		150	173,490
4.600%	10/15/38		370	440,617
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25	(a)	375	376,132
CommScope, Inc.,
Gtd. Notes, 144A
5.000%	06/15/21		26	25,982
8.250%	03/01/27	(a)	182	191,575
Sr. Sec’d. Notes, 144A
5.500%	03/01/24		182	189,986
6.000%	03/01/26	(a)	677	720,366
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
5.300%	11/01/38		55	65,206
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.875%	06/15/47		110	119,418
Constellation Brands, Inc.,
Gtd. Notes
5.250%	11/15/48		40	48,697

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Continental Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.150%	10/11/25		340	$358,841
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		22	23,572
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26	(a)	495	469,464
Corning, Inc.,
Sr. Unsec’d. Notes
3.900%	11/15/49		250	253,123
Covanta Holding Corp.,
Sr. Unsec’d. Notes
5.875%	07/01/25		98	103,429
Covey Park Energy LLC/Covey Park Finance Corp.,
Gtd. Notes, 144A
7.500%	05/15/25		250	215,185
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
5.750%	04/01/25		155	158,748
6.250%	04/01/23		280	285,429
Gtd. Notes, 144A
5.625%	05/01/27		145	147,167
Crown Americas LLC/Crown Americas Capital Corp. V,
Gtd. Notes
4.250%	09/30/26		90	94,270
Crown Castle Towers LLC,
Asset-Backed, 144A
3.663%	05/15/45		100	103,291
CSC Holdings LLC,
Gtd. Notes, 144A
5.500%	05/15/26		465	492,591
6.500%	02/01/29		200	223,336
Sr. Unsec’d. Notes
5.250%	06/01/24	(a)	125	134,719
Sr. Unsec’d. Notes, 144A
7.750%	07/15/25		200	213,264
10.875%	10/15/25		500	562,735
CSX Corp.,
Sr. Unsec’d. Notes
4.400%	03/01/43		143	160,487
CVS Health Corp.,
Sr. Unsec’d. Notes
4.780%	03/25/38		505	573,098
5.050%	03/25/48	(a)	240	284,062
CVS Pass-Through Trust,
Pass-Through Certificates, 144A
4.704%	01/10/36		329	352,604
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
6.500%	06/01/26	(a)	500	533,868
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25	(a)	459	472,025
5.125%	07/15/24	(a)	372	381,489

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
DCP Midstream Operating LP,
Gtd. Notes, 144A
6.750%	09/15/37		170	$179,864
Deere & Co.,
Sr. Unsec’d. Notes
8.100%	05/15/30		130	190,800
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
7.125%	06/15/24		130	137,381
Sr. Sec’d. Notes, 144A
6.020%	06/15/26		195	224,986
Delphi Technologies PLC,
Gtd. Notes, 144A
5.000%	10/01/25	(a)	605	559,267
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		247	269,218
Denbury Resources, Inc.,
Sec’d. Notes, 144A
9.000%	05/15/21		51	49,841
9.250%	03/31/22		169	158,860
DH Europe Finance II Sarl,
Gtd. Notes
3.250%	11/15/39		80	80,833
3.400%	11/15/49		80	81,820
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
5.700%	10/15/39		78	45,592
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27		72	70,045
Sr. Sec’d. Notes, 144A
5.375%	08/15/26		495	501,540
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		110	116,435
Discovery Communications LLC,
Gtd. Notes
6.350%	06/01/40		100	127,758
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23		88	90,187
5.875%	07/15/22		20	21,246
5.875%	11/15/24	(a)	905	926,273
6.750%	06/01/21		532	559,772
7.750%	07/01/26	(a)	520	551,132
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes, Series C
3.900%	11/15/49		210	208,921
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series F
5.250%	08/01/33		150	180,692
Duke Energy Indiana LLC,
Sr. Unsec’d. Notes
6.120%	10/15/35		50	65,975

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Duke Energy Progress LLC,
First Mortgage
4.100%	05/15/42		250	$280,827
Dun & Bradstreet Corp. (The),
Sr. Sec’d. Notes, 144A
6.875%	08/15/26		150	165,625
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
3.616%	08/01/27		590	589,964
Eaton Corp.,
Gtd. Notes
4.000%	11/02/32		24	27,310
Eli Lilly & Co.,
Sr. Unsec’d. Notes
4.150%	03/15/59		135	158,602
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		456	482,730
EMC Corp.,
Sr. Unsec’d. Notes
3.375%	06/01/23		49	49,992
Enable Midstream Partners LP,
Sr. Unsec’d. Notes
4.950%	05/15/28		135	136,733
Encompass Health Corp.,
Gtd. Notes
5.750%	11/01/24	(a)	235	238,446
5.750%	09/15/25		310	325,801
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23		164	119,151
Sr. Sec’d. Notes, 144A
5.875%	10/15/24		200	193,860
Energizer Holdings, Inc.,
Gtd. Notes, 144A
7.750%	01/15/27	(a)	425	475,247
Energy Transfer Operating LP,
Gtd. Notes
4.750%	01/15/26		225	243,007
EnLink Midstream Partners LP,
Jr. Sub. Notes, Series C
6.000%(ff)	—	(rr)	171	117,098
Sr. Unsec’d. Notes
4.150%	06/01/25		60	56,542
4.400%	04/01/24		75	72,754
4.850%	07/15/26		45	42,235
5.600%	04/01/44		80	64,821
Entercom Media Corp.,
Sec’d. Notes, 144A
6.500%	05/01/27		88	94,099
Entergy Gulf States Louisiana LLC,
First Mortgage
5.590%	10/01/24		170	195,313
Enterprise Development Authority (The),
Sr. Sec’d. Notes, 144A
12.000%	07/15/24		125	143,324

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Enterprise Products Operating LLC,
Gtd. Notes
3.950%	02/15/27	(a)	480	$518,286
4.850%	08/15/42		100	115,659
EP Energy LLC/Everest Acquisition Finance, Inc.,
Sec’d. Notes, 144A
8.000%	02/15/25	(d)	235	3,149
9.375%	05/01/24	(d)	418	9,740
Sr. Sec’d. Notes, 144A
7.750%	05/15/26	(d)	625	446,605
8.000%	11/29/24	(d)	359	179,569
Equinix, Inc.,
Sr. Unsec’d. Notes
5.875%	01/15/26		410	436,019
ERAC USA Finance LLC,
Gtd. Notes, 144A
7.000%	10/15/37		50	70,354
ESH Hospitality, Inc.,
Gtd. Notes, 144A
4.625%	10/01/27		117	118,608
5.250%	05/01/25	(a)	490	507,014
Evergy Metro, Inc.,
Sr. Sec’d. Notes
5.300%	10/01/41		130	163,754
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.750%	10/01/41		155	178,173
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.995%	08/16/39		445	444,865
Fifth Third Bank,
Sub. Notes
3.850%	03/15/26		200	212,822
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.200%	07/01/26		260	269,607
Florida Power & Light Co.,
First Mortgage
5.625%	04/01/34		100	131,146
Freeport-McMoRan, Inc.,
Gtd. Notes
3.550%	03/01/22		124	125,902
3.875%	03/15/23		412	420,238
4.550%	11/14/24		250	264,738
5.400%	11/14/34		8	8,374
Frontier Communications Corp.,
Sec’d. Notes, 144A
8.500%	04/01/26	(a)	497	503,533
Sr. Sec’d. Notes, 144A
8.000%	04/01/27		285	298,516
Sr. Unsec’d. Notes
6.875%	01/15/25		111	53,242
7.125%	01/15/23		25	12,313
7.625%	04/15/24		71	34,131
11.000%	09/15/25		150	72,984

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35		467	$498,150
General Electric Co.,
Sr. Unsec’d. Notes
2.700%	10/09/22		40	40,504
Sr. Unsec’d. Notes, MTN
4.650%	10/17/21		72	75,007
5.550%	01/05/26		45	51,192
5.875%	01/14/38		200	241,501
General Motors Co.,
Sr. Unsec’d. Notes
6.750%	04/01/46		150	175,938
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
5.625%	06/15/24		94	91,053
6.000%	05/15/23		52	51,475
6.250%	05/15/26		50	47,628
6.750%	08/01/22		20	20,246
Global Payments, Inc.,
Sr. Unsec’d. Notes
4.150%	08/15/49		90	95,803
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.272%(ff)	09/29/25		645	668,030
3.691%(ff)	06/05/28		850	903,557
4.411%(ff)	04/23/39	(a)	190	215,088
Sr. Unsec’d. Notes, MTN
4.800%	07/08/44		185	222,485
Sub. Notes
4.250%	10/21/25		630	684,797
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.000%	05/31/26	(a)	310	323,097
Gray Television, Inc.,
Gtd. Notes, 144A
5.125%	10/15/24		75	77,740
5.875%	07/15/26	(a)	150	159,602
7.000%	05/15/27		273	304,140
GTP Acquisition Partners I LLC,
Sec’d. Notes, 144A
3.482%	06/15/50		350	361,271
Gulfport Energy Corp.,
Gtd. Notes
6.000%	10/15/24		35	24,889
6.375%	05/15/25		210	133,349
6.375%	01/15/26		315	195,302
6.625%	05/01/23		10	8,415
Halliburton Co.,
Sr. Unsec’d. Notes
8.750%	02/15/21		100	106,875
Sr. Unsec’d. Notes, MTN
6.750%	02/01/27		100	121,097
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.875%	05/15/26	(a)	355	375,539

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
HCA Healthcare, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21		113	$117,952
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	(a)	1,036	1,146,509
5.625%	09/01/28		124	141,431
5.875%	05/01/23		340	375,369
5.875%	02/15/26	(a)	1,744	1,986,371
7.500%	02/15/22		120	132,638
Sr. Sec’d. Notes
5.125%	06/15/39		100	110,348
5.250%	06/15/26	(a)	360	403,283
Healthcare Trust of America Holdings LP,
Gtd. Notes
3.100%	02/15/30	(a)	345	343,333
3.700%	04/15/23		200	206,923
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
3.250%	07/15/26		200	207,500
Herc Holdings, Inc.,
Gtd. Notes, 144A
5.500%	07/15/27	(a)	395	417,237
Hertz Corp. (The),
Gtd. Notes, 144A
5.500%	10/15/24		83	85,294
6.000%	01/15/28		90	90,235
7.125%	08/01/26	(a)	315	341,040
Sec’d. Notes, 144A
7.625%	06/01/22	(a)	331	344,125
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	10/01/25		24	23,384
6.250%	11/01/28		125	119,120
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.875%	01/15/30	(a)	107	113,554
5.125%	05/01/26		149	156,968
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.625%	04/01/25	(a)	527	542,419
4.875%	04/01/27		132	140,420
Hologic, Inc.,
Gtd. Notes, 144A
4.375%	10/15/25	(a)	317	327,797
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26		80	88,639
Sr. Sec’d. Notes
5.250%	08/01/26		325	357,087
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25		50	54,058
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
6.250%	05/15/26		138	147,222
6.375%	12/15/25		133	140,380

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Gtd. Notes, 144A
4.750%	09/15/24		125	$128,747
iHeartCommunications, Inc.,
Gtd. Notes
8.375%	05/01/27		236	260,259
Sr. Sec’d. Notes
6.375%	05/01/26		50	53,955
Sr. Sec’d. Notes, 144A
5.250%	08/15/27		210	220,032
iHeartCommunications, Inc., Escrow Shares,
Sr. Sec’d. Notes
9.000%	12/31/99^		528	—
Infor US, Inc.,
Gtd. Notes
6.500%	05/15/22		632	642,589
International Business Machines Corp.,
Sr. Unsec’d. Notes
3.300%	05/15/26		410	432,166
3.500%	05/15/29	(a)	400	429,684
4.000%	06/20/42		120	132,201
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes
5.000%	09/26/48		100	112,554
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.500%	02/15/25	(a)	495	556,912
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/22		175	190,607
IQVIA, Inc.,
Gtd. Notes, 144A
5.000%	10/15/26	(a)	285	300,529
Iron Mountain, Inc.,
Gtd. Notes
5.750%	08/15/24		95	96,035
Gtd. Notes, 144A
4.875%	09/15/27		242	249,620
J.B. Hunt Transport Services, Inc.,
Gtd. Notes
3.850%	03/15/24		120	126,276
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A
10.250%	11/15/22		95	100,214
Sr. Sec’d. Notes, 144A
6.750%	11/15/21		48	48,895
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25		200	207,475
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29		160	178,443
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		228	244,974
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes
6.150%	06/01/37		100	128,943

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Sr. Unsec’d. Notes, 144A
4.300%	01/15/26		100	$108,233
Kennedy-Wilson, Inc.,
Gtd. Notes 5.875%	04/01/24		61	62,676
Keurig Dr Pepper, Inc.,
Gtd. Notes 4.420%	12/15/46		14	15,136
Keurig Dr. Pepper, Inc.,
Gtd. Notes 3.430%	06/15/27		435	453,536
5.085%	05/25/48		40	48,256
Kinder Morgan, Inc.,
Gtd. Notes 4.300%	03/01/28	(a)	255	277,903
Kraft Heinz Foods Co.,
Gtd. Notes 5.000%	07/15/35		230	255,449
5.000%	06/04/42		100	106,866
Kroger Co. (The),
Sr. Unsec’d. Notes, Series B
7.700%	06/01/29		75	100,623
L Brands, Inc.,
Gtd. Notes 6.750%	07/01/36		180	157,654
LABL Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
6.750%	07/15/26	(a)	455	484,391
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.250%	03/15/22		101	105,141
5.250%	10/01/25		7	7,285
Lamar Media Corp.,
Gtd. Notes 5.375%	01/15/24		13	13,289
5.750%	02/01/26		150	159,164
Lennar Corp.,
Gtd. Notes 4.750%	05/30/25		65	70,041
5.000%	06/15/27		25	27,102
5.250%	06/01/26		205	224,805
5.875%	11/15/24		75	84,009
Level 3 Financing, Inc.,
Gtd. Notes 5.250%	03/15/26		60	62,540
5.375%	01/15/24		188	190,913
5.375%	05/01/25		606	627,008
Liberty Mutual Insurance Co.,
Sub. Notes, 144A
8.500%	05/15/25		300	373,844
LifeStorage LP,
Gtd. Notes 3.500%	07/01/26		500	513,830
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.350%	03/01/48		145	159,302

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.650%	04/05/29		470	$501,700
4.550%	04/05/49		120	140,991
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
5.150%	10/15/43		115	134,422
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.125%	12/15/26		50	56,655
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
3.450%	06/01/27		125	129,775
Masco Corp.,
Sr. Unsec’d. Notes
6.500%	08/15/32		90	110,178
Massachusetts Electric Co.,
Unsec’d. Notes, 144A
4.004%	08/15/46		120	128,349
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
3.729%	10/15/70		175	170,111
4.900%	04/01/77		100	122,069
Matador Resources Co.,
Gtd. Notes
5.875%	09/15/26		97	97,634
Mattel, Inc.,
Gtd. Notes, 144A
6.750%	12/31/25		1,123	1,206,113
Sr. Unsec’d. Notes
3.150%	03/15/23		203	200,436
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/24	(a)	847	873,573
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.700%	12/09/35		70	83,133
Medtronic, Inc.,
Gtd. Notes
4.375%	03/15/35		247	291,721
Meredith Corp.,
Gtd. Notes
6.875%	02/01/26	(a)	275	285,967
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
5.625%	05/01/24		265	289,660
Gtd. Notes, 144A
5.750%	02/01/27	(a)	287	320,725
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26	(a)	330	348,730
5.750%	06/15/25	(a)	753	843,191
6.000%	03/15/23		195	214,294
Microsoft Corp.,
Sr. Unsec’d. Notes
4.000%	02/12/55		100	118,108

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
4.100%	02/06/37		215	$253,663
4.200%	11/03/35		300	355,838
Monongahela Power Co., First Mortgage, 144A
4.100%	04/15/24		100	106,926
Morgan Stanley,
Sr. Unsec’d. Notes
3.625%	01/20/27		300	319,337
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28		1,045	1,108,888
4.300%	01/27/45		150	176,947
Sub. Notes, MTN
5.000%	11/24/25		350	394,080
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.875%	11/15/41		165	171,334
5.625%	11/15/43		130	153,593
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
7.125%	06/01/24	(a)	381	368,881
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38		170	172,988
Mylan NV,
Gtd. Notes 3.950%	06/15/26		165	171,442
Mylan, Inc.,
Gtd. Notes, 144A
3.125%	01/15/23		50	50,739
Nabors Industries, Inc.,
Gtd. Notes 5.750%	02/01/25		295	265,633
National Retail Properties, Inc.,
Sr. Unsec’d. Notes
3.500%	10/15/27		100	104,626
3.600%	12/15/26		200	209,840
4.300%	10/15/28		150	165,826
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23		202	214,308
9.125%	07/15/26		96	106,370
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes 6.500%	06/01/22		100	100,250
NCR Corp.,
Gtd. Notes, 144A
5.750%	09/01/27		135	143,885
6.125%	09/01/29		135	146,578
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa
Borrower/NMG,
Sec’d. Notes, 144A
8.000%	10/25/24		599	190,931
8.750%	10/25/24		328	107,276
Sec’d. Notes, 144A, Cash coupon 8.000% and PIK 6.000%
14.000%	04/25/24		163	81,314

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Netflix, Inc.,
Sr. Unsec’d. Notes
4.375%	11/15/26		75	$76,864
4.875%	04/15/28	(a)	345	359,247
5.875%	11/15/28		150	166,447
Sr. Unsec’d. Notes, 144A
5.375%	11/15/29	(a)	222	236,591
Nevada Power Co.,
Sec’d. Notes
5.375%	09/15/40		225	278,058
New Albertsons LP,
Sr. Unsec’d. Notes
8.000%	05/01/31		224	232,425
8.700%	05/01/30	(a)	284	308,941
Sr. Unsec’d. Notes, MTN
6.625%	06/01/28		161	148,172
New York Life Insurance Co.,
Sub. Notes, 144A
4.450%	05/15/69		170	195,231
New York State Electric & Gas Corp.,
Sr. Unsec’d. Notes, 144A
3.250%	12/01/26		150	154,881
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/26	(a)	230	239,696
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A
5.625%	08/01/24		435	453,782
5.625%	07/15/27		103	108,662
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	07/15/24		145	150,856
Nielsen Co. Luxembourg SARL (The),
Gtd. Notes, 144A
5.000%	02/01/25		74	76,349
5.500%	10/01/21		150	150,793
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22	(a)	335	336,761
NiSource, Inc.,
Sr. Unsec’d. Notes
6.250%	12/15/40		135	174,629
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	11/15/43		190	214,084
Noble Holding International Ltd.,
Gtd. Notes
6.200%	08/01/40		97	36,991
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
4.050%	08/15/52		54	59,186
Northern Trust Corp.,
Sub. Notes
3.375%(ff)	05/08/32		150	154,612
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/28		160	166,772

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Novelis Corp.,
Gtd. Notes, 144A
6.250%	08/15/24		170	$178,107
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27		135	146,839
7.250%	05/15/26		240	262,201
Gtd. Notes, 144A
5.250%	06/15/29		180	195,210
NuStar Logistics LP,
Gtd. Notes
5.625%	04/28/27		75	77,089
6.000%	06/01/26		75	79,435
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	03/15/22		57	55,367
Gtd. Notes, 144A
6.250%	05/01/26	(a)	455	380,307
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.300%	08/15/39		140	142,244
7.150%	05/15/28		350	426,217
Office Properties Income Trust,
Sr. Unsec’d. Notes
3.600%	02/01/20		100	100,000
Ohio Edison Co.,
Sr. Unsec’d. Notes
6.875%	07/15/36		116	161,632
Ohio Power Co.,
Sr. Unsec’d. Notes, Series D
6.600%	03/01/33		75	102,584
OneBeacon US Holdings, Inc.,
Gtd. Notes
4.600%	11/09/22		200	209,674
ONEOK, Inc.,
Gtd. Notes
3.400%	09/01/29		60	60,919
4.450%	09/01/49		155	160,189
5.200%	07/15/48		180	204,822
Oracle Corp.,
Sr. Unsec’d. Notes
3.250%	11/15/27		645	683,041
3.800%	11/15/37		180	196,529
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.550%	03/15/26		80	84,586
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes
5.625%	02/15/24		184	188,621
Gtd. Notes, 144A
5.000%	08/15/27		93	97,216
Pacific Life Insurance Co.,
Sub. Notes, 144A
4.300%(ff)	10/24/67		300	315,667
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.,
Sr. Sec’d. Notes, 144A
6.250%	05/15/26		219	236,672

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Par Pharmaceutical, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/01/27	(a)	230	$229,756
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.250%	08/15/25		160	164,634
5.375%	01/15/25		90	92,727
5.625%	10/15/27		45	47,622
PBF Holding Co. LLC/PBF Finance Corp.,
Gtd. Notes
7.000%	11/15/23		100	103,568
7.250%	06/15/25		121	129,410
Penske Automotive Group, Inc.,
Gtd. Notes
5.500%	05/15/26	(a)	309	325,014
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.200%	04/01/27		300	320,148
Pepco Holdings LLC,
Sr. Unsec’d. Notes
7.450%	08/15/32		100	129,277
PetSmart, Inc.,
Gtd. Notes, 144A
7.125%	03/15/23		355	347,987
8.875%	06/01/25		120	118,839
Sr. Sec’d. Notes, 144A
5.875%	06/01/25		492	502,432
Pfizer, Inc.,
Sr. Unsec’d. Notes
3.900%	03/15/39		200	225,261
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.150%	12/15/29		160	159,236
Photo Holdings Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	10/01/26		325	301,639
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25	(a)	358	370,670
5.875%	09/30/27		88	95,144
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.700%	06/15/44		160	155,551
Polaris Intermediate Corp.,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.500% or PIK 9.250%
8.500%	12/01/22	(a)	235	218,127
Post Holdings, Inc.,
Gtd. Notes, 144A
5.000%	08/15/26	(a)	453	480,063
5.500%	12/15/29		92	98,218
5.750%	03/01/27	(a)	520	559,540
Potomac Electric Power Co.,
First Mortgage
7.900%	12/15/38		75	115,481
Prestige Brands, Inc.,
Gtd. Notes, 144A
6.375%	03/01/24	(a)	250	259,975

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23		195	$204,383
Sr. Sec’d. Notes, 144A
5.750%	04/15/26	(a)	570	619,979
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23		54	53,732
5.625%	03/01/26		123	120,094
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.250%	01/15/28		115	118,746
5.750%	05/01/25		252	261,019
Qwest Corp.,
Sr. Unsec’d. Notes
6.875%	09/15/33		174	174,845
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)	310	266,642
Realty Income Corp.,
Sr. Unsec’d. Notes
4.650%	03/15/47		80	97,203
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26		134	150,950
Sr. Sec’d. Notes, 144A
6.250%	05/15/26		133	145,339
Regency Centers LP,
Gtd. Notes
2.950%	09/15/29		250	249,468
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Sr. Sec’d. Notes
5.750%	10/15/20		518	519,279
Rite Aid Corp.,
Gtd. Notes, 144A
6.125%	04/01/23	(a)	405	372,378
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes
4.350%	04/15/47		150	175,251
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
4.200%	09/15/28		40	43,786
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.375%	04/15/23	(a)	340	348,718
San Diego Gas & Electric Co.,
First Mortgage
6.125%	09/15/37		50	63,775
SBA Communications Corp.,
Sr. Unsec’d. Notes
4.875%	09/01/24		325	338,057
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28		125	132,894

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Scientific Games International, Inc.,
Sr. Sec’d. Notes, 144A
5.000%	10/15/25		243	$254,621
Senior Housing Properties Trust,
Sr. Unsec’d. Notes
6.750%	04/15/20		200	200,530
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		40	43,498
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26		650	702,049
Service Corp. International,
Sr. Unsec’d. Notes
4.625%	12/15/27		240	251,080
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26		540	556,040
Simon Property Group LP,
Sr. Unsec’d. Notes
2.450%	09/13/29		85	83,761
3.250%	09/13/49		110	106,740
Sinclair Television Group, Inc.,
Gtd. Notes, 144A
5.625%	08/01/24	(a)	329	338,924
5.875%	03/15/26		12	12,609
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
5.375%	04/15/25	(a)	751	776,929
5.375%	07/15/26		455	484,064
5.500%	07/01/29		51	55,190
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24	(a)	294	304,909
5.500%	04/15/27		44	46,965
SM Energy Co.,
Sr. Unsec’d. Notes
5.000%	01/15/24		115	110,230
5.625%	06/01/25	(a)	250	237,092
6.625%	01/15/27		83	81,511
Solera LLC/Solera Finance, Inc.,
Sr. Unsec’d. Notes, 144A
10.500%	03/01/24		121	128,551
Southern California Edison Co.,
First Ref. Mortgage
5.550%	01/15/36		150	176,843
First Ref. Mortgage, Series C
4.125%	03/01/48		125	133,453
Southern Co. Gas Capital Corp.,
Gtd. Notes
5.875%	03/15/41		100	126,564
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32		142	201,479
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series J
3.900%	04/01/45		200	207,018

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Southwestern Energy Co.,
Gtd. Notes
6.200%	01/23/25	(a)	267	$245,261
7.500%	04/01/26		35	32,397
Spectra Energy Partners LP,
Gtd. Notes
5.950%	09/25/43		38	47,693
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25		355	371,499
6.125%	12/15/24		390	402,916
Gtd. Notes, 144A
5.000%	10/01/29		24	24,805
Springleaf Finance Corp.,
Gtd. Notes
6.125%	05/15/22		135	145,398
6.125%	03/15/24	(a)	325	356,471
6.875%	03/15/25		50	56,904
7.125%	03/15/26		345	399,119
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		1,285	1,559,952
Sprint Corp.,
Gtd. Notes
7.250%	09/15/21		181	191,870
7.625%	02/15/25	(a)	1,976	2,173,506
7.625%	03/01/26		30	33,114
7.875%	09/15/23	(a)	483	533,427
SS&C Technologies, Inc.,
Gtd. Notes, 144A
5.500%	09/30/27	(a)	269	286,916
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28	(a)	470	481,963
5.000%	02/15/27		25	26,078
Staples, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/15/26	(a)	418	434,898
Sr. Unsec’d. Notes, 144A
10.750%	04/15/27	(a)	330	335,979
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes
6.125%	07/15/23		25	25,448
Gtd. Notes, 144A
5.125%	06/01/25		115	118,570
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.300%	04/01/44		300	316,757
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.875%	01/15/23		19	19,460
5.500%	02/15/26		112	116,335
5.875%	03/15/28		22	23,424
6.000%	04/15/27		145	154,428
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	09/15/24		90	90,313

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
5.500%	01/15/28		140	$137,078
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.125%	02/01/25		111	115,222
5.875%	04/15/26		18	19,159
6.750%	03/15/24		600	622,501
Gtd. Notes, 144A
6.500%	07/15/27		54	59,179
6.875%	01/15/29		285	316,252
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.125%	02/15/28		200	262,144
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		150	184,816
TEGNA, Inc.,
Gtd. Notes, 144A
5.500%	09/15/24		55	56,842
Teleflex, Inc.,
Gtd. Notes
4.875%	06/01/26		109	114,286
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26	(a)	477	502,982
5.625%	10/15/23		470	484,052
Tenet Healthcare Corp.,
Sec’d. Notes
5.125%	05/01/25		310	319,096
Sec’d. Notes, 144A
6.250%	02/01/27	(a)	570	615,111
Sr. Sec’d. Notes
4.625%	07/15/24	(a)	278	285,634
Sr. Sec’d. Notes, 144A
4.625%	09/01/24		57	59,465
4.875%	01/01/26	(a)	805	843,310
5.125%	11/01/27		211	222,815
Sr. Unsec’d. Notes
6.750%	06/15/23	(a)	380	417,819
Tenneco, Inc.,
Gtd. Notes
5.000%	07/15/26	(a)	350	323,194
5.375%	12/15/24		25	23,860
TerraForm Power Operating LLC,
Gtd. Notes, 144A
4.250%	01/31/23		76	78,333
5.000%	01/31/28		115	121,732
Texas Competitive Electric Holdings Co. LLC, Escrow Shares,
Notes
5.000%	12/30/20^		165	17
Notes, 144A
5.000%	10/10/99^		725	73
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
2.800%	10/15/22		185	186,981
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes
8.375%	07/15/33		130	182,497

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
T-Mobile USA, Inc.,
Gtd. Notes
4.500%	02/01/26	(a)	644	$663,144
4.750%	02/01/28	(a)	293	307,300
6.375%	03/01/25		173	179,339
6.500%	01/15/26		780	837,545
T-Mobile USA. Inc., Escrow Shares,
Sr. Unsec’d. Notes
4.500%	02/01/26^		58	—
4.750%	02/01/28^		183	—
6.375%	07/09/99^		1,193	—
6.500%	01/15/24^		160	—
6.500%	01/15/26^		980	—
Toledo Edison Co. (The),
Sr. Sec’d. Notes
6.150%	05/15/37		80	108,549
TransDigm, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		484	524,792
Transocean Guardian Ltd.,
Sr. Sec’d. Notes, 144A
5.875%	01/15/24	(a)	472	481,898
Transocean Phoenix 2 Ltd.,
Sr. Sec’d. Notes, 144A
7.750%	10/15/24		46	48,956
Transocean Pontus Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	08/01/25	(a)	188	192,926
Transocean Poseidon Ltd.,
Sr. Sec’d. Notes, 144A
6.875%	02/01/27		129	136,487
Transocean Proteus Ltd.,
Sr. Sec’d. Notes, 144A
6.250%	12/01/24	(a)	166	171,371
Transocean, Inc.,
Gtd. Notes
7.500%	04/15/31		54	41,958
9.350%	12/15/41		116	94,617
Gtd. Notes, 144A
7.250%	11/01/25		104	102,399
9.000%	07/15/23		119	125,739
Triumph Group, Inc.,
Gtd. Notes
7.750%	08/15/25	(a)	220	229,969
Tucson Electric Power Co.,
Sr. Unsec’d. Notes
4.850%	12/01/48		170	206,960
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
4.875%	08/15/34		70	83,672
5.150%	08/15/44		80	97,243
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.100%	09/15/67		220	226,629
United Airlines 2014-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.750%	03/03/28		155	161,853

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
United Airlines 2018-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.700%	09/01/31		331	$340,848
United Airlines Holdings, Inc.,
Gtd. Notes
5.000%	02/01/24		126	134,375
United Rentals North America, Inc.,
Gtd. Notes
5.250%	01/15/30		445	479,151
5.500%	05/15/27	(a)	310	332,543
6.500%	12/15/26		505	555,746
United States Steel Corp.,
Sr. Unsec’d. Notes
6.250%	03/15/26		113	97,037
6.875%	08/15/25	(a)	59	55,174
United Technologies Corp.,
Sr. Unsec’d. Notes
3.750%	11/01/46		75	81,467
3.950%	08/16/25		430	469,095
4.450%	11/16/38		470	555,281
4.500%	06/01/42		75	89,854
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/39		160	168,081
3.750%	07/15/25		100	107,959
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
6.000%	04/15/23		205	197,260
Valaris PLC,
Sr. Unsec’d. Notes
5.750%	10/01/44		179	80,794
7.750%	02/01/26		12	6,774
Valero Energy Corp.,
Gtd. Notes
7.500%	04/15/32		21	29,129
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.272%	01/15/36		1,285	1,452,332
4.862%	08/21/46		130	161,158
ViacomCBS, Inc.,
Jr. Sub. Notes
5.875%(ff)	02/28/57		320	333,614
6.250%(ff)	02/28/57		124	137,129
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.250%	12/01/26		112	115,572
4.625%	12/01/29		77	80,600
Vista Outdoor, Inc.,
Gtd. Notes
5.875%	10/01/23	(a)	340	325,361
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.500%	09/01/26		136	144,276
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/28		130	136,415

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Walt Disney Co. (The),
Gtd. Notes
9.500%	07/15/24		200	$262,237
Welbilt, Inc.,
Gtd. Notes
9.500%	02/15/24		175	185,209
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25		148	154,345
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.000%	04/22/26		300	308,064
Sr. Unsec’d. Notes, MTN
3.000%	02/19/25		450	464,243
3.300%	09/09/24	(a)	1,005	1,053,973
Sub. Notes, MTN
4.100%	06/03/26	(a)	530	570,388
4.400%	06/14/46		59	67,538
4.750%	12/07/46		66	79,350
Welltower, Inc.,
Sr. Unsec’d. Notes
4.125%	03/15/29	(a)	285	310,984
Western Digital Corp.,
Gtd. Notes
4.750%	02/15/26	(a)	152	158,573
Whiting Petroleum Corp.,
Gtd. Notes
5.750%	03/15/21		121	114,660
6.250%	04/01/23		20	16,835
6.625%	01/15/26	(a)	485	329,605
Windstream Services LLC/Windstream Finance Corp.,
Sec’d. Notes, 144A
9.000%	06/30/25	(d)	455	172,373
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
3.650%	12/15/42		44	44,381
Wolverine Escrow LLC,
Sr. Sec’d. Notes, 144A
9.000%	11/15/26		315	330,133
WP Carey, Inc.,
Sr. Unsec’d. Notes
4.000%	02/01/25		500	527,366
WPX Energy, Inc.,
Sr. Unsec’d. Notes
8.250%	08/01/23		15	17,266
WR Grace & Co-Conn,
Gtd. Notes, 144A
5.625%	10/01/24		40	44,179
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes
5.400%	04/01/24		90	95,347
5.750%	04/01/27		51	55,476
6.350%	10/01/25		86	95,586
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.500%	03/01/25	(a)	626	672,713

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
United States (continued)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		297	$319,248
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
6.500%	07/01/36		52	70,255
Xerox Corp.,
Sr. Unsec’d. Notes
4.125%	03/15/23		136	141,116
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.125%	09/01/23	(a)	302	312,047
6.500%	06/15/22		181	184,428
6.750%	08/15/24		324	352,000
Yum! Brands, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/30		93	97,763
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.000%	04/01/23		85	87,185
6.375%	05/15/25	(a)	444	458,828

				172,963,304

TOTAL CORPORATE BONDS (cost $218,394,190)				223,688,223

MUNICIPAL BOND — 0.0%
New York
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62		195	239,427

(cost $195,000)

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.9%
Bermuda — 0.1%
Bellemeade Re Ltd.,
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.092%(c)	03/25/29		1,697	1,698,082
Eagle Re Ltd.,
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
3.592%(c)	04/25/29		400	400,562
Series 2019-01, Class M2, 144A, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)
5.092%(c)	04/25/29		980	994,246

				3,092,890

United States — 4.8%
Adjustable Rate Mortgage Trust,
Series 2004-05, Class 2A1
3.976%(cc)	04/25/35		556	555,851
Alternative Loan Trust,
Series 2004-25CB, Class A1
6.000%	12/25/34		1,137	1,137,332
Series 2004-27CB, Class A1
6.000%	12/25/34		434	434,094

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Series 2004-32CB, Class 2A5
5.500%	02/25/35	324	$323,893
Series 2005-64CB, Class 1A15
5.500%	12/25/35	1,105	1,095,456
Series 2005-J03, Class 3A1
6.500%	09/25/34	7	6,975
Series 2007-OA06, Class A1A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	06/25/37	1,401	1,311,051
Angel Oak Mortgage Trust,
Series 2019-05, Class A3, 144A
2.921%(cc)	10/25/49	3,848	3,845,004
Arroyo Mortgage Trust,
Series 2019-01, Class A1, 144A
3.805%(cc)	01/25/49	413	419,419
Banc of America Alternative Loan Trust,
Series 2006-05, Class 3A1
6.000%	06/25/46	55	55,187
BCAP LLC Trust,
Series 2007-AA02, Class 2A12
5.500%	04/25/37	1,420	1,014,256
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-09, Class 22A1
4.378%(cc)	11/25/34	211	211,281
Series 2005-06, Class 1A1
4.313%(cc)	08/25/35	173	164,766
Bear Stearns Asset-Backed Securities Trust,
Series 2004-AC5, Class A2, 1 Month LIBOR + 0.400% (Cap 8.000%, Floor 0.400%)
2.192%(c)	10/25/34	177	149,613
Series 2005-AC06, Class 1A2, IO, 1 Month LIBOR x (1.000) + 5.000% (Cap 5.000%, Floor 0.000%)
3.208%(c)	09/25/35	1,567	132,492
CIM Trust,
Series 2019-INV01, Class A2, 144A, 1 Month LIBOR + 1.000% (Cap 6.500%, Floor 1.000%)
2.792%(c)	02/25/49	2,833	2,824,839
Series 2019-INV03, Class A11, 144A, 1 Month LIBOR + 1.000% (Cap 5.500%, Floor 0.950%)
2.658%(c)	08/25/49	2,226	2,219,032
Citigroup Mortgage Loan Trust,
Series 2003-01, Class 3A5
5.250%	09/25/33	246	245,679
Series 2005-11, Class A2A, 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.400% (Cap 9.844%, Floor 2.400%)
4.380%(c)	10/25/35	342	341,745
Series 2006-04, Class 2A1A
6.000%	12/25/35	937	910,524
COLT Mortgage Loan Trust,
Series 2019-04, Class A1, 144A
2.579%(cc)	11/25/49	3,101	3,094,917
Connecticut Avenue Securities Trust,
Series 2019-R01, Class 2M2, 144A, 1 Month LIBOR + 2.450% (Cap N/A, Floor 0.000%)
4.242%(c)	07/25/31	1,850	1,872,522

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Series 2019-R02, Class 1M2, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
4.092%(c)	08/25/31	3,000	$3,024,527
Series 2019-R05, Class 1M2, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.792%(c)	07/25/39	2,000	2,012,282
Series 2019-R06, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
3.892%(c)	09/25/39	3,000	3,026,950
Series 2019-R07, Class 1M1, 144A, 1 Month LIBOR + 0.770% (Cap N/A, Floor 0.000%)
2.562%(c)	10/25/39	2,966	2,967,015
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-09, Class A7
5.250%	06/25/34	150	150,234
Series 2004-22, Class A3
3.841%(cc)	11/25/34	1,522	1,522,316
Series 2004-25, Class 2A1, 1 Month LIBOR + 0.680% (Cap 10.500%, Floor 0.340%)
2.472%(c)	02/25/35	303	282,310
Series 2004-J03, Class A7
5.500%	05/25/34	80	80,235
Series 2005-31, Class 3A1
4.193%(cc)	01/25/36	487	487,036
Series 2005-HYB01, Class 4A1
4.227%(cc)	03/25/35	198	197,974
Series 2005-HYB03, Class 2A2A
4.156%(cc)	06/20/35	820	833,978
Series 2006-10, Class 1A11
5.850%	05/25/36	102	80,595
Series 2006-15, Class A1
6.250%	10/25/36	155	126,598
Series 2006-18, Class 2A7
6.000%	12/25/36	216	188,398
Series 2006-HYB01, Class 2A2C
3.642%(cc)	03/20/36	633	570,204
Series 2006-HYB02, Class 2A1B
3.977%(cc)	04/20/36	1,082	974,925
Series 2007-02, Class A16
6.000%	03/25/37	571	454,751
Series 2007-09, Class A11
5.750%	07/25/37	941	794,195
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates,
Series 2005-10, Class 1A1
5.000%	11/25/20	108	64,691
Deephaven Residential Mortgage Trust,
Series 2018-04A, Class B2, 144A
6.125%(cc)	10/25/58	1,400	1,448,821
Series 2019-02A, Class M1, 144A
3.921%(cc)	04/25/59	825	836,507
Series 2019-04A, Class A3, 144A
3.047%(cc)	10/25/59	4,473	4,473,227
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2006-AR02, Class 1A1, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
1.912%(c)	05/25/36	2,524	2,419,227

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2006-AR01, Class 1A3, 1 Month LIBOR + 0.330% (Cap N/A, Floor 0.330%)
2.122%(c)	02/25/36	3,797	$3,715,780
Fannie Mae Connecticut Avenue Securities,
Series 2016-C06, Class 1M2, 1 Month LIBOR + 4.250% (Cap N/A, Floor 0.000%)
6.042%(c)	04/25/29	3,000	3,220,627
Series 2016-C07, Class 2M2, 1 Month LIBOR + 4.350% (Cap N/A, Floor 0.000%)
6.142%(c)	05/25/29	3,355	3,542,557
Series 2017-C07, Class 2M2, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
4.292%(c)	05/25/30	2,484	2,521,946
Series 2018-C01, Class 1M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
4.042%(c)	07/25/30	2,000	2,026,673
Series 2018-C02, Class 2M2, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)
3.992%(c)	08/25/30	2,926	2,945,925
Series 2018-C05, Class 1M2, 1 Month LIBOR + 2.350% (Cap N/A, Floor 2.350%)
4.142%(c)	01/25/31	3,750	3,803,913
Series 2018-C06, Class 1M2, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.792%(c)	03/25/31	1,424	1,426,105
Fannie Mae Grantor Trust,
Series 2002-T12, Class A3
7.500%	05/25/42	150	177,759
Series 2002-T19, Class A2
7.000%	07/25/42	264	307,317
Fannie Mae Interest Strip,
Series 417, Class C11, IO
2.500%	02/25/28	1,546	90,517
Fannie Mae REMIC Trust,
Series 2002-W10, Class A4
5.700%	08/25/42	610	675,400
Series 2003-W10, Class 3A5
4.299%	06/25/43	416	439,412
Series 2004-W11, Class 1A1
6.000%	05/25/44	371	426,696
Series 2004-W11, Class 1PO, PO
5.670%(s)	05/25/44	272	225,202
Series 2004-W12, Class 1A2
6.500%	07/25/44	231	265,756
Series 2004-W12, Class 1PO, PO
2.510%(s)	07/25/44	296	266,074
Series 2009-W01, Class A
6.000%	12/25/49	161	184,056
Fannie Mae REMICS,
Series 2001-63, Class TC
6.000%	12/25/31	170	189,935
Series 2003-49, Class YC
4.000%	06/25/23	69	71,250
Series 2003-78, Class B
5.000%	08/25/23	187	193,927

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Series 2004-35, Class AZ
4.500%	05/25/34	352	$371,331
Series 2004-70, Class EB
5.000%	10/25/24	30	31,210
Series 2006-08, Class FH, 1 Month LIBOR + 0.250% (Cap 7.500%, Floor 0.250%)
2.042%(c)	03/25/36	556	551,278
Series 2006-118, Class A2, 1 Month LIBOR + 0.060% (Cap N/A, Floor 0.060%)
1.768%(c)	12/25/36	40	39,435
Series 2006-44, Class P, PO
2.320%(s)	12/25/33	37	33,757
Series 2006-77, Class PC
6.500%	08/25/36	55	61,120
Series 2007-109, Class YI, IO, 1 Month LIBOR x (1.000) + 6.450% (Cap 6.450%, Floor 0.000%)
4.658%(c)	12/25/37	445	81,113
Series 2008-85, Class EB
5.000%	09/25/28	34	36,267
Series 2011-52, Class GB
5.000%	06/25/41	353	386,895
Series 2011-84, Class PZ
5.250%	09/25/41	464	546,238
Series 2012-13, Class JP
4.500%	02/25/42	130	135,168
Series 2012-79, Class TP
6.500%	07/25/42	96	107,667
Series 2013-04, Class AJ
3.500%	02/25/43	394	414,789
Series 2013-083, Class CA
3.500%	10/25/37	162	162,992
Series 2013-13, Class IK, IO
2.500%	03/25/28	1,155	63,389
Series 2013-31, Class NC
3.000%	04/25/43	554	565,259
Fannie Mae Trust,
Series 2003-W03, Class 2A5
5.356%	06/25/42	175	193,451
Series 2003-W06, Class 1A41
5.398%	10/25/42	314	343,334
Series 2003-W06, Class F, 1 Month LIBOR + 0.350% (Cap 8.500%, Floor 0.350%)
2.058%(c)	09/25/42	350	347,050
Series 2004-W01, Class 1A7
5.681%	11/25/43	593	669,243
Series 2004-W09, Class 1PO, PO
3.990%(s)	02/25/44	332	282,618
Freddie Mac Reference REMIC,
Series R007, Class ZA
6.000%	05/15/36	497	567,969
Freddie Mac REMICS,
Series 2121, Class C
6.000%	02/15/29	153	167,194
Series 2768, Class PK
5.000%	03/15/34	117	127,392

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Series 2846, Class GB
5.000%	08/15/24	243	$253,485
Series 2877, Class PB
5.500%	10/15/34	618	679,160
Series 2902, Class QG
5.500%	12/15/34	119	131,686
Series 3158, Class NE
5.500%	05/15/36	137	152,159
Series 3187, Class Z
5.000%	07/15/36	264	289,394
Series 3443, Class PT
6.500%	03/15/37	425	492,293
Series 3704, Class DC
4.000%	11/15/36	96	98,255
Series 3816, Class HN
4.500%	01/15/41	465	500,902
Series 3819, Class JP
4.000%	08/15/39	12	11,708
Series 3827, Class BM
5.500%	08/15/39	164	166,352
Series 3920, Class LP
5.000%	01/15/34	219	238,617
Series 4054, Class HI, IO
3.000%	05/15/26	866	30,076
Series 4168, Class JA
3.500%	02/15/43	25	25,265
Series 4182, Class ZD
3.500%	03/15/43	3,798	4,001,299
Series 4374, Class NC
3.750%	02/15/46	202	202,739
Series 4822, Class ZB
4.000%	07/15/48	949	1,013,761
Freddie Mac Strips,
Series 279, Class 35
3.500%	09/15/42	520	539,158
Series 304, Class C32, IO
3.000%	12/15/27	789	50,997
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2016-HQA02, Class M3, 1 Month LIBOR + 5.150% (Cap N/A, Floor 0.000%)
6.942%(c)	11/25/28	980	1,070,428
Series 2017-HQA01, Class M2, 1 Month LIBOR + 3.550% (Cap N/A, Floor 3.550%)
5.342%(c)	08/25/29	500	524,951
Freddie Mac Structured Pass-Through Certificates,
Series T-48, Class 1A4
5.538%	07/25/33	473	519,833
Fremont Home Loan Trust,
Series 2004-A, Class M1, 1 Month LIBOR + 0.825% (Cap N/A, Floor 0.550%)
2.617%(c)	01/25/34	1,176	1,156,934
GCAT Trust,
Series 2019-NQM02, Class A3, 144A
3.162%	09/25/59	3,792	3,798,608

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Government National Mortgage Assoc.,
Series 2003-34, Class PM
4.000%	04/20/33	278	$287,391
Series 2004-19, Class KE
5.000%	03/16/34	547	593,278
Series 2005-03, Class QB
5.000%	01/16/35	190	204,780
Series 2008-38, Class BG
5.000%	05/16/38	286	310,844
Series 2011-22, Class WA
5.879%(cc)	02/20/37	233	260,079
Series 2012-80, Class IB, IO, 1 Month LIBOR x (1.000) + 6.800% (Cap 0.300%, Floor 0.000%)
0.300%(c)	10/20/39	4,618	22,602
Series 2012-H24, Class FG, 1 Month LIBOR + 0.430% (Cap 5.590%, Floor 0.430%)
2.204%(c)	04/20/60	10	10,304
Series 2012-H31, Class FD, 1 Month LIBOR + 0.340% (Cap 11.000%, Floor 0.340%)
2.114%(c)	12/20/62	539	537,452
Series 2013-184, Class KZ
2.500%	12/20/43	775	707,787
Series 2013-H04, Class BA
1.650%	02/20/63	245	243,971
Series 2013-H05, Class FB, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
2.174%(c)	02/20/62	40	40,232
GSR Mortgage Loan Trust,
Series 2004-14, Class 5A1
4.352%(cc)	12/25/34	136	136,009
HarborView Mortgage Loan Trust,
Series 2006-14, Class 1A1A, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
1.944%(c)	01/25/47	2,061	1,930,534
Impac CMB Trust,
Series 2004-04, Class 1A2, 1 Month LIBOR + 0.620% (Cap 11.250%, Floor 0.310%)
2.412%(c)	09/25/34	677	663,976
Series 2004-05, Class 1M3, 1 Month LIBOR + 0.945% (Cap 11.000%, Floor 0.630%)
2.737%(c)	10/25/34	143	140,998
Series 2004-09, Class 1A1, 1 Month LIBOR + 0.760% (Cap 11.250%, Floor 0.380%)
2.552%(c)	01/25/35	565	548,838
Series 2004-10, Class 3A1, 1 Month LIBOR + 0.700% (Cap 11.000%, Floor 0.350%)
2.492%(c)	03/25/35	497	480,017
Series 2005-04, Class 1A1A, 1 Month LIBOR + 0.540% (Cap 11.000%, Floor 0.270%)
2.332%(c)	05/25/35	175	168,117
Series 2005-08, Class 1AM, 1 Month LIBOR + 0.700% (Cap 11.500%, Floor 0.350%)
2.492%(c)	02/25/36	1,049	1,022,996
Series 2007-A, Class M3, 144A, 1 Month LIBOR + 2.250% (Cap 11.500%, Floor 1.500%)
4.042%(c)	05/25/37	813	813,360

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
JPMorgan Mortgage Trust,
Series 2004-A06, Class 3A3
4.022%(cc)	12/25/34	138		$137,983
Series 2005-A03, Class 4A1
4.672%(cc)	06/25/35	68		68,516
Series 2005-A08, Class 2A3
3.912%(cc)	11/25/35	167		162,175
Series 2006-S02, Class 2A1
5.000%	06/25/21	15		13,746
Series 2007-A01, Class 3A2
4.492%(cc)	07/25/35	403		405,766
Series 2007-S03, Class 2A3
6.000%	08/25/22	78		81,859
LHOME Mortgage Trust,
Series 2019-RTL01, Class A1, 144A
4.580%	10/25/23	1,425		1,438,846
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A7
4.696%(cc)	11/21/34	121		121,091
MASTR Alternative Loan Trust,
Series 2004-06, Class 8A1
5.500%	07/25/34	459		461,526
Series 2005-03, Class 4A1
5.500%	03/25/20	—	(r)	477
Series 2005-06, Class 1A2
5.500%	12/25/35	394		367,002
MASTR Asset Securitization Trust,
Series 2003-11, Class 8A1
5.500%	12/25/33	107		107,190
Merrill Lynch Mortgage Investors Trust,
Series 2003-A, Class 2A1, 1 Month LIBOR + 0.780% (Cap 11.750%, Floor 0.390%)
2.572%(c)	03/25/28	121		119,070
Series 2003-F, Class A1, 1 Month LIBOR + 0.640% (Cap 11.750%, Floor 0.320%)
2.432%(c)	10/25/28	156		153,066
Series 2004-B, Class A1, 1 Month LIBOR + 0.500% (Cap 11.750%, Floor 0.250%)
2.292%(c)	05/25/29	154		150,038
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 3A5
3.930%(cc)	07/25/34	98		98,802
Series 2004-5AR, Class 4A
4.642%(cc)	07/25/34	246		250,669
Series 2006-07, Class 1A
5.000%	06/25/21	70		59,573
MortgageIT Trust,
Series 2005-02, Class 1A2, 1 Month LIBOR + 0.660% (Cap 11.500%, Floor 0.330%)
2.452%(c)	05/25/35	218		214,107
New Residential Mortgage Loan Trust,
Series 2019-NQM04, Class M1, 144A
2.986%(cc)	09/25/59	2,900		2,852,028
Series 2019-NQM05, Class B1, 144A
4.044%(cc)	11/25/59	1,000		991,933

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Opteum Mortgage Acceptance Corp. Trust,
Series 2006-01, Class 1APT, 1 Month LIBOR + 0.210% (Cap 12.000%, Floor 0.210%)
2.002%(c)	04/25/36	173	$165,282
PRPM,
Series 2019-GS01, Class A2, 144A
4.750%(cc)	10/25/24	2,427	2,424,035
RALI Trust,
Series 2006-QH01, Class A1, 1 Month LIBOR + 0.190% (Cap 10.000%, Floor 0.190%)
1.982%(c)	12/25/36	1,781	1,710,923
Series 2007-QH07, Class 1A1, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
2.042%(c)	08/25/37	883	854,001
Residential Asset Securitization Trust,
Series 2004-A03, Class A7
5.250%	06/25/34	225	225,346
Sequoia Mortgage Trust,
Series 2007-03, Class 1A1, 1 Month LIBOR + 0.200% (Cap 11.500%, Floor 0.200%)
1.965%(c)	07/20/36	393	375,678
Series 2018-02, Class A4, 144A
3.500%(cc)	02/25/48	1,102	1,117,900
Spruce Hill Mortgage Loan Trust,
Series 2019-SH01, Class A1, 144A
3.395%(cc)	04/29/49	1,609	1,620,159
STACR Trust,
Series 2018-HRP02, Class M3, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 0.000%)
4.192%(c)	02/25/47	4,700	4,817,064
Starwood Mortgage Residential Trust,
Series 2019-01, Class A1, 144A
2.941%(cc)	06/25/49	1,744	1,743,130
Series 2019-INV01, Class M1, 144A
3.056%(cc)	09/27/49	3,000	2,949,995
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-08, Class 3A
4.209%(cc)	07/25/34	276	275,588
Series 2004-12, Class 9A
4.144%(cc)	09/25/34	360	359,829
Series 2004-9XS, Class A, 1 Month LIBOR + 0.370% (Cap N/A, Floor 0.370%)
2.162%(c)	07/25/34	249	244,299
Series 2007-09, Class 1A1, 6 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.407%(c)	10/25/37	1,951	1,922,777
Structured Asset Mortgage Investments II Trust,
Series 2003-AR4, Class A1, 1 Month LIBOR + 0.700% (Cap 11.000%, Floor 0.350%)
2.464%(c)	01/19/34	418	408,755
Series 2004-AR01, Class 1A1, 1 Month LIBOR + 0.700% (Cap 11.000%, Floor 0.350%)
2.464%(c)	03/19/34	438	427,780
Series 2007-AR07, Class 1A1, 1 Month LIBOR + 0.850% (Cap 10.500%, Floor 0.850%)
2.642%(c)	05/25/47	2,877	2,528,847

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-26A, Class 3A5
4.300%(cc)	09/25/33	212	$211,705
Toorak Mortgage Corp. Ltd.,
Series 2019-01, Class A1, 144A
4.458%	03/25/22	3,650	3,682,500
Verus Securitization Trust,
Series 2019-04, Class M1, 144A
3.207%(cc)	11/25/59	2,700	2,683,168
Series 2019-INV01, Class B1, 144A
4.991%	12/25/59	167	170,081
Series 2019-INV01, Class M1, 144A
4.034%(cc)	12/25/59	280	283,425
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR08, Class 2AB2, 1 Month LIBOR + 0.840% (Cap 10.500%, Floor 0.420%)
2.632%(c)	07/25/45	1,596	1,546,850
WaMu Mortgage Pass-Through Certificates Series Trust,
Series 2004-AR10, Class A3, 1 Month LIBOR + 0.550% (Cap 10.500%, Floor 0.550%)
2.342%(c)	07/25/44	1,223	1,227,398
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-AR03, Class A2
4.419%(cc)	03/25/35	284	284,498
Series 2005-AR07, Class A3
4.280%(cc)	08/25/35	2,269	2,269,420
Series 2005-AR10, Class 1A3
4.141%(cc)	09/25/35	2,849	2,849,329
Series 2006-AR17, Class 1A1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 0.810% (Cap N/A, Floor 0.810%)
3.137%(c)	12/25/46	842	815,910
Wells Fargo Mortgage-Backed Securities Trust,
Series 2007-07, Class A43, 1 Month LIBOR + 0.500% (Cap 7.000%, Floor 0.500%)
2.292%(c)	06/25/37	43	37,630

			155,946,300

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $159,002,883)			159,039,190

SOVEREIGN BONDS — 1.3%
Angola — 0.1%
Angolan Government International Bond,
Sr. Unsec’d. Notes
8.250%	05/09/28	200	215,695
9.375%	05/08/48	600	657,563
9.500%	11/12/25	400	468,029
Sr. Unsec’d. Notes, 144A, MTN
8.000%	11/26/29	300	319,891

			1,661,178

Argentina — 0.0%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes
4.625%	01/11/23	73	36,330
6.625%	07/06/28	150	71,291

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Argentina (continued)
6.875%	04/22/21	450	$242,369
6.875%	01/26/27	177	87,987
6.875%	01/11/48	256	122,248
7.625%	04/22/46	400	201,032
8.280%	12/31/33	561	346,040

			1,107,297

Armenia — 0.0%
Republic of Armenia International Bond,
Sr. Unsec’d. Notes, 144A
3.950%	09/26/29	200	197,895

Azerbaijan — 0.0%
Republic of Azerbaijan International Bond,
Sr. Unsec’d. Notes
4.750%	03/18/24	200	214,100

Bahrain — 0.0%
Bahrain Government International Bond,
Sr. Unsec’d. Notes
6.000%	09/19/44	400	419,826
6.750%	09/20/29	300	350,215
7.000%	10/12/28	400	472,902

			1,242,943

Bolivia — 0.0%
Bolivian Government International Bond,
Sr. Unsec’d. Notes
4.500%	03/20/28	200	200,813

Brazil — 0.0%
Brazilian Government International Bond,
Sr. Unsec’d. Notes
4.500%	05/30/29	200	212,121
4.625%	01/13/28	298	320,621
5.000%	01/27/45	200	207,833

			740,575

Colombia — 0.1%
Colombia Government International Bond,
Sr. Unsec’d. Notes
3.875%	04/25/27	400	422,842
5.000%	06/15/45	200	232,359
5.200%	05/15/49	500	602,159

			1,257,360

Costa Rica — 0.0%
Costa Rica Government International Bond,
Sr. Unsec’d. Notes
4.375%	04/30/25	308	307,429

Dominican Republic — 0.1%
Dominican Republic International Bond,
Sr. Unsec’d. Notes
5.875%	04/18/24	450	483,563
5.950%	01/25/27	400	441,643
6.400%	06/05/49	400	438,308
6.500%	02/15/48	250	275,519
7.450%	04/30/44	300	361,865

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Dominican Republic (continued)
Sr. Unsec’d. Notes, 144A
9.750%	06/05/26	DOP	24,000	$458,767

				2,459,665

Ecuador — 0.1%
Ecuador Government International Bond,
Sr. Unsec’d. Notes
7.875%	01/23/28		500	444,056
7.950%	06/20/24		200	189,798
9.650%	12/13/26		300	284,943
10.750%	01/31/29		300	292,419
Sr. Unsec’d. Notes, 144A
9.500%	03/27/30		200	186,510

				1,397,726

Egypt — 0.1%
Egypt Government International Bond,
Sr. Unsec’d. Notes
5.875%	06/11/25		300	319,117
Sr. Unsec’d. Notes, 144A, MTN
7.053%	01/15/32		500	523,416
8.150%	11/20/59		200	213,712
Sr. Unsec’d. Notes, EMTN
4.750%	04/16/26	EUR	100	117,919
7.600%	03/01/29		300	328,191
Sr. Unsec’d. Notes, MTN
7.500%	01/31/27		400	445,506
8.500%	01/31/47		300	332,987

				2,280,848

El Salvador — 0.1%
El Salvador Government International Bond,
Sr. Unsec’d. Notes
5.875%	01/30/25		250	263,769
6.375%	01/18/27		100	106,703
7.125%	01/20/50		250	266,720
7.750%	01/24/23		250	274,505
8.625%	02/28/29		180	216,453
Sr. Unsec’d. Notes, 144A
7.125%	01/20/50		150	160,032

				1,288,182

Ethiopia — 0.0%
Ethiopia International Bond,
Sr. Unsec’d. Notes
6.625%	12/11/24		400	432,301

Gabon — 0.0%
Gabon Government International Bond,
Bonds
6.375%	12/12/24		300	313,436
Sr. Unsec’d. Notes
6.950%	06/16/25		200	210,821

				524,257

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Ghana — 0.0%
Ghana Government International Bond,
Sr. Unsec’d. Notes
7.875%	08/07/23		450	$494,831
8.627%	06/16/49		200	199,388

				694,219

Guatemala — 0.0%
Guatemala Government Bond,
Sr. Unsec’d. Notes
4.500%	05/03/26		200	210,439
Sr. Unsec’d. Notes, 144A
4.900%	06/01/30		300	321,158

				531,597

Hungary — 0.0%
Hungary Government International Bond,
Sr. Unsec’d. Notes
5.375%	03/25/24		600	676,318
5.750%	11/22/23		200	225,516

				901,834

Indonesia — 0.0%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
4.350%	01/11/48		200	220,176
Sr. Unsec’d. Notes, EMTN
6.750%	01/15/44		400	574,341

				794,517

Iraq — 0.0%
Iraq International Bond,
Sr. Unsec’d. Notes
5.800%	01/15/28		300	293,813

Ivory Coast — 0.0%
Ivory Coast Government International Bond,
Sr. Unsec’d. Notes
6.125%	06/15/33		200	201,625
Sr. Unsec’d. Notes, 144A
6.875%	10/17/40	EUR	300	351,369

				552,994

Jamaica — 0.0%
Jamaica Government International Bond,
Sr. Unsec’d. Notes
6.750%	04/28/28		300	356,326
7.875%	07/28/45		200	270,003
8.000%	03/15/39		100	135,766

				762,095

Kenya — 0.0%
Kenya Government International Bond,
Sr. Unsec’d. Notes
6.875%	06/24/24		450	486,491

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Lebanon — 0.0%
Lebanon Government International Bond,
Sr. Unsec’d. Notes
6.650%	04/22/24		400	$181,257
6.850%	03/23/27		261	116,531
Sr. Unsec’d. Notes, GMTN
6.150%	06/19/20		49	38,465
6.375%	03/09/20		81	70,138
6.600%	11/27/26		326	146,795
6.650%	11/03/28		426	189,715
6.650%	02/26/30		70	31,173

				774,074

Macedonia — 0.0%
North Macedonia Government International Bond,
Sr. Unsec’d. Notes
2.750%	01/18/25	EUR	350	417,051

Mexico — 0.0%
Mexico Government International Bond,
Sr. Unsec’d. Notes
4.600%	02/10/48		600	656,660
Sr. Unsec’d. Notes, GMTN
5.750%	10/12/2110		50	59,162

				715,822

Mongolia — 0.0%
Mongolia Government International Bond,
Sr. Unsec’d. Notes, EMTN
8.750%	03/09/24		300	341,053

Morocco — 0.0%
Morocco Government International Bond,
Sr. Unsec’d. Notes, 144A
1.500%	11/27/31	EUR	400	448,822

Namibia — 0.0%
Namibia International Bonds,
Sr. Unsec’d. Notes
5.250%	10/29/25		200	208,145

Nigeria — 0.1%
Nigeria Government International Bond,
Sr. Unsec’d. Notes
7.143%	02/23/30		300	305,682
7.625%	11/21/25		200	220,542
7.696%	02/23/38		200	200,565
8.747%	01/21/31		200	220,744
Sr. Unsec’d. Notes, EMTN
6.500%	11/28/27		200	204,040
Nigeria OMO Bill,
Unsec’d. Notes
—%(p)	04/09/20	NGN	55,588	145,512

				1,297,085

Oman — 0.1%
Oman Government International Bond,
Sr. Unsec’d. Notes
4.750%	06/15/26		300	304,272
5.375%	03/08/27		300	309,012
5.625%	01/17/28		200	206,949

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Oman (continued)
6.750%	01/17/48		650	$652,058
Sr. Unsec’d. Notes, MTN
6.000%	08/01/29		200	208,913

				1,681,204

Pakistan — 0.0%
Pakistan Government International Bond,
Sr. Unsec’d. Notes
6.875%	12/05/27		200	208,008

Panama — 0.0%
Panama Government International Bond,
Sr. Unsec’d. Notes
3.750%	03/16/25		200	212,439
3.875%	03/17/28		200	217,469
Panama Notas del Tesoro,
Sr. Unsec’d. Notes, 144A
3.750%	04/17/26		400	419,826

				849,734

Paraguay — 0.0%
Paraguay Government International Bond,
Sr. Unsec’d. Notes
4.700%	03/27/27		200	220,134
5.600%	03/13/48		200	233,776
6.100%	08/11/44		300	366,972

				820,882

Peru — 0.0%
Peruvian Government International Bond,
Sr. Unsec’d. Notes
5.625%	11/18/50		325	474,765

Philippines — 0.0%
Philippine Government International Bond,
Sr. Unsec’d. Notes
7.750%	01/14/31		200	295,697
Sr. Unsec’d. Notes, EMTN
0.875%	05/17/27	EUR	200	228,397

				524,094

Qatar — 0.1%
Qatar Government International Bond,
Sr. Unsec’d. Notes
4.500%	04/23/28		600	687,080
4.817%	03/14/49		600	740,677

				1,427,757

Romania — 0.0%
Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN
4.625%	04/03/49	EUR	50	69,261
Sr. Unsec’d. Notes, EMTN
4.625%	04/03/49	EUR	410	567,943

				637,204

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Russia — 0.1%
Russian Federal Bond,
Bonds, Series 6225
7.250%	05/10/34	RUB	55,000	$954,605
Russian Foreign Bond - Eurobond,
Sr. Unsec’d. Notes
5.875%	09/16/43		600	809,108
12.750%	06/24/28		100	172,171

				1,935,884

Saudi Arabia — 0.0%
Saudi Government International Bond,
Sr. Unsec’d. Notes
4.375%	04/16/29		200	224,413
Sr. Unsec’d. Notes, 144A
0.750%	07/09/27	EUR	300	347,089
2.000%	07/09/39	EUR	200	236,118
Sr. Unsec’d. Notes, EMTN
4.000%	04/17/25		300	323,675

				1,131,295

Senegal — 0.0%
Senegal Government International Bond,
Sr. Unsec’d. Notes
6.250%	07/30/24		200	221,612

Serbia — 0.0%
Serbia International Bond,
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	150	171,139
Sr. Unsec’d. Notes, 144A
1.500%	06/26/29	EUR	370	422,144

				593,283

South Africa — 0.0%
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes
4.300%	10/12/28		200	195,946
4.875%	04/14/26		200	208,082
5.000%	10/12/46		200	183,283
5.750%	09/30/49		200	194,481

				781,792

Sri Lanka — 0.1%
Sri Lanka Government International Bond,
Sr. Unsec’d. Notes
5.750%	04/18/23		300	296,529
5.875%	07/25/22		200	199,978
6.750%	04/18/28		650	621,044
6.850%	11/03/25		300	300,133
7.850%	03/14/29		200	202,332

				1,620,016

Turkey — 0.1%
Turkey Government International Bond,
Sr. Unsec’d. Notes
4.875%	04/16/43		650	534,805
5.200%	02/16/26	EUR	100	121,571
5.600%	11/14/24		1,100	1,119,074

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Turkey (continued)
5.750%	03/22/24	400	$409,246
5.750%	05/11/47	200	176,812

			2,361,508

Ukraine — 0.1%
Ukraine Government International Bond,
Sr. Unsec’d. Notes
—%(p)	05/31/40	135	128,589
7.750%	09/01/21	100	105,891
7.750%	09/01/22	200	215,228
7.750%	09/01/23	500	543,398
7.750%	09/01/24	400	436,643

			1,429,749

United Arab Emirates — 0.0%
Abu Dhabi Government International Bond,
Sr. Unsec’d. Notes
4.125%	10/11/47	600	697,130

Uruguay — 0.0%
Uruguay Government International Bond,
Sr. Unsec’d. Notes
4.975%	04/20/55	550	647,988
7.875%	01/15/33	400	593,639

			1,241,627

Uzbekistan — 0.0%
Republic of Uzbekistan Bond,
Sr. Unsec’d. Notes, EMTN
4.750%	02/20/24	300	318,478

Vietnam — 0.0%
Vietnam Government International Bond,
Sr. Unsec’d. Notes
4.800%	11/19/24	200	218,993

Zambia — 0.0%
Zambia Government International Bond,
Sr. Unsec’d. Notes
8.970%	07/30/27	200	137,835

TOTAL SOVEREIGN BONDS (cost $42,982,855)			43,845,031

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.1%
Federal Home Loan Mortgage Corp.
3.500%	01/01/32	1,029	1,069,003
3.500%	03/01/32	212	223,961
3.500%	03/01/32	565	599,013
3.500%	01/01/48	1,808	1,879,493
3.500%	08/01/49	1,492	1,539,230
3.500%	09/01/49	1,185	1,222,122
4.000%	02/01/26	174	181,943
4.000%	10/01/42	395	422,966
4.000%	02/01/49	2,371	2,501,047
4.000%	10/01/49	1,244	1,298,883
4.500%	09/01/24	40	41,027
4.500%	08/01/30	187	200,159
4.500%	11/01/45	880	951,389
4.500%	04/01/47	589	627,483

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	05/01/47	295	$313,961
4.500%	05/01/47	718	765,213
4.500%	07/01/47	646	687,921
5.000%	04/01/22	25	25,874
5.000%	07/01/23	96	99,242
5.000%	10/01/23	45	47,714
5.000%	11/01/23	8	8,348
5.000%	06/01/30	139	148,801
5.000%	11/01/33	1,564	1,720,287
5.000%	10/01/40	492	543,084
5.500%	06/01/23	47	49,379
5.500%	12/01/24	50	51,651
5.500%	04/01/27	48	52,020
5.500%	06/01/35	116	129,771
5.500%	06/01/37	12	13,269
7.000%	11/01/37	130	154,443
Federal National Mortgage Assoc.
2.370%	12/01/22	745	750,804
2.370%	08/01/30	3,983	3,967,219
2.410%	11/01/29	3,196	3,199,224
2.520%	11/01/29	1,250	1,263,462
2.550%	10/01/30	1,065	1,068,547
2.570%	07/01/30^	2,610	2,621,012
2.590%	10/01/28	1,525	1,549,254
2.619%	12/01/22	496	504,027
2.620%	11/01/31	1,615	1,616,859
2.630%	05/01/30	1,630	1,653,990
2.650%	09/01/29	1,979	2,016,249
2.680%	11/01/31	1,997	2,023,967
2.710%	11/01/28	1,300	1,330,787
2.840%	11/01/34	1,200	1,204,304
2.960%	04/01/22	856	872,164
3.130%	02/01/30	2,500	2,636,435
3.250%	08/01/34	519	547,819
3.270%	01/01/27	1,755	1,803,696
3.340%	11/01/30	422	450,036
3.430%	06/01/26	913	968,986
3.500%	08/01/32	471	492,878
3.500%	10/01/32	555	586,210
3.500%	11/01/32	433	457,371
3.500%	03/01/33	518	548,353
3.500%	04/01/33	674	712,224
3.500%	04/01/33	749	793,346
3.500%	05/01/33	634	671,492
3.500%	09/01/42	642	676,025
3.500%	10/01/42	632	664,841
3.500%	01/01/43	730	769,044
3.500%	06/01/43	628	661,532
3.500%	06/01/43	708	745,028
3.500%	07/01/43	647	681,166
3.500%	06/01/49	2,975	3,075,709
3.500%	09/01/49	1,246	1,285,948
3.817%	05/01/22	595	603,944
3.820%	07/01/27	1,974	2,104,707
3.885%	08/01/25	1,113	1,194,672
4.000%	06/01/32	513	552,992
4.000%	06/01/33	384	414,883
4.000%	07/01/42	549	587,309

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	06/01/47	839	$897,573
4.000%	01/01/48	1,910	2,044,048
4.000%	08/01/48	458	478,590
4.000%	05/01/49	741	773,492
4.000%	07/01/49	1,453	1,511,971
4.000%	09/01/49	766	799,770
4.000%	11/01/49	2,393	2,489,224
4.381%	06/01/21	437	444,390
4.500%	06/01/26	271	284,437
4.500%	09/01/26	80	84,549
4.500%	04/01/44	664	717,238
4.500%	04/01/47	861	933,746
4.500%	10/01/48	801	847,696
4.500%	01/01/49	1,133	1,213,655
4.500%	06/01/49	1,016	1,074,556
4.500%	08/01/49	1,797	1,906,833
4.630%	01/01/21	520	525,114
4.762%	08/01/26	1,234	1,364,587
5.000%	05/01/23	52	55,752
5.000%	06/01/23	58	59,960
5.000%	01/01/26	193	202,219
5.000%	12/01/29	132	142,791
5.000%	10/01/39	301	332,394
5.000%	07/01/41	268	295,291
5.000%	01/01/44	1,189	1,313,507
5.500%	07/01/21	56	57,306
5.500%	01/01/22	17	17,694
5.500%	01/01/26	27	29,170
5.500%	06/01/26	25	27,292
5.500%	05/01/28	98	106,005
5.500%	05/01/33	200	223,585
5.500%	06/01/33	110	123,671
5.500%	10/01/33	105	118,019
5.500%	01/01/34	304	340,659
5.500%	02/01/35	132	148,359
5.500%	04/01/36	61	67,899
5.500%	04/01/37	180	201,692
5.500%	02/01/42	603	675,298
6.000%	10/01/22	97	99,503
6.000%	10/01/27	112	123,508
6.000%	11/01/27	88	96,847
6.000%	03/01/34	226	255,479
6.000%	04/01/39	398	452,727
7.000%	01/01/39	159	193,627
7.500%	10/01/35	229	267,924
Government National Mortgage Assoc.
3.500%	11/20/49	2,205	2,285,177
3.500%	11/20/49	2,667	2,779,183
4.000%	11/20/47	616	644,745
4.500%	06/20/25	90	94,344
4.500%	11/15/39	370	401,951
5.000%	04/15/25	717	756,035
5.000%	11/15/39	1,124	1,237,324
6.000%	01/15/40	496	571,895
Tennessee Valley Authority Principal Strip
3.462%(s)	06/15/35	600	378,125

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $100,531,727)			101,465,638

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS — 7.2%
U.S. Treasury Bonds
2.250%	08/15/46		18,119	$17,612,234
2.500%	05/15/46		2,500	2,552,734
2.875%	05/15/49		58	63,927
3.125%	05/15/48		180	207,225
3.500%	02/15/39		2,090	2,505,061
3.625%	02/15/44		3,100	3,811,063
3.750%	11/15/43		7,481	9,358,263
5.250%	11/15/28		600	763,688
5.375%	02/15/31		31	41,862
U.S. Treasury Notes
1.125%	09/30/21		4,000	3,967,188
1.375%	05/31/20		19,890	19,867,468
1.625%	08/31/22		2,000	2,000,938
1.625%	08/15/29		235	228,941
1.875%	08/31/24		120	120,975
2.000%	01/31/20	(k)	46,692	46,704,767
2.000%	09/30/20		2,700	2,706,750
2.000%	10/31/22		25,200	25,463,812
2.125%	01/31/21		51,500	51,767,558
2.125%	02/29/24		80	81,444
2.250%	03/31/20		207	207,299
2.250%	03/31/26		9,500	9,756,055
2.375%	12/31/20		150	151,055
2.375%	04/15/21		7,500	7,572,363
2.375%	05/15/29		4,285	4,453,722
2.500%	05/15/24		250	258,574
2.500%	02/28/26		6,000	6,248,437
2.625%	05/15/21		5,555	5,631,367
2.625%	12/31/23		5,000	5,184,766
2.625%	02/15/29		1,500	1,589,766
2.875%	11/30/23		1,950	2,038,816
3.125%	11/15/28		2,300	2,528,922
U.S. Treasury Strips Coupon
2.255%(s)	11/15/22		400	381,500
2.375%(s)	11/15/41		2,135	1,244,555

TOTAL U.S. TREASURY OBLIGATIONS (cost $236,669,014)				237,073,095

TOTAL LONG-TERM INVESTMENTS (cost $2,643,378,222)				2,911,508,622

			Shares

SHORT-TERM INVESTMENTS — 14.7%
AFFILIATED MUTUAL FUNDS — 14.6%
PGIM Core Ultra Short Bond Fund(w)			337,446,025	337,446,025
PGIM Institutional Money Market Fund (cost $142,919,977; includes $142,673,758 of cash collateral for securities on loan)(b)(w)			142,901,533	142,930,113

TOTAL AFFILIATED MUTUAL FUNDS (cost $480,366,002)				480,376,138

Interest Rate	Maturity Date	Principal Amount (000)#		Value

FOREIGN TREASURY OBLIGATIONS(n) — 0.1%
Nigeria
Nigeria OMO Bill
13.066%	02/27/20	NGN	245,000	$661,628
13.219%	04/02/20	NGN	60,000	160,220

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $823,826)				821,848

TOTAL SHORT-TERM INVESTMENTS (cost $481,189,828)				481,197,986

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 103.3% (cost $3,124,568,050)				3,392,706,608

		Shares

SECURITIES SOLD SHORT — (0.2)%

COMMON STOCKS — (0.2)%
United States
Clorox Co. (The)			5,315	(816,065)
Conagra Brands, Inc.			16,723	(572,595)
CSX Corp.			8,923	(645,668)
General Motors Co.			13,711	(501,823)
Harley-Davidson, Inc.			19,219	(714,755)
Host Hotels & Resorts, Inc.			45,029	(835,288)
Kimberly-Clark Corp.			3,553	(488,715)
Mohawk Industries, Inc.*			5,973	(814,598)

TOTAL COMMON STOCKS (proceeds received $5,140,583)				(5,389,507)

EXCHANGE-TRADED FUND — (0.0)%
United States
SPDR S&P 500 ETF Trust (proceeds received $1,270,025)			4,113	(1,323,810)

TOTAL SECURITIES SOLD SHORT (proceeds received $6,410,608)				(6,713,317)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 103.1% (cost $3,118,157,442)				3,385,993,291
Liabilities in excess of other assets(z) — (3.1)%				(101,116,705)

NET ASSETS — 100.0%				$3,284,876,586

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $3,811,261 and 0.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $139,702,580; cash collateral of $142,673,758 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.
(p)	Interest rate not available as of December 31, 2019.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(ss)	Represents zero coupon bond.

(u)	Represents security, or a portion thereof, segregated as collateral for short sales.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
69	10 Year Japanese Bonds	Mar. 2020	$96,640,007	$(105,541)
3,532	10 Year U.S. Treasury Notes	Mar. 2020	453,586,080	(3,386,787)
282	ASX SPI 200 Index	Mar. 2020	32,667,270	(890,867)
22	DJ US Real Estate Index	Mar. 2020	808,500	180
1,787	Mini MSCI EAFE Index	Mar. 2020	181,961,275	2,618,716
1,209	Mini MSCI Emerging Markets Index	Mar. 2020	67,716,090	1,624,272
560	Russell 2000 E-Mini Index	Mar. 2020	46,776,800	611,416
618	S&P 500 E-Mini Index	Mar. 2020	99,840,990	1,519,808
210	S&P/TSX 60 Index	Mar. 2020	32,744,831	11,469
60	TOPIX Index	Mar. 2020	9,503,474	58,308

				2,060,974

Short Positions:
1,236	10 Year Australian Treasury Bonds	Mar. 2020	123,996,601	2,394,304
507	10 Year Euro-Bund	Mar. 2020	96,957,987	921,199
930	10 Year U.K. Gilt	Mar. 2020	161,844,132	889,336
1,577	Euro STOXX 50 Index	Mar. 2020	65,963,060	136,123
2,506	MSCI Europe Index	Mar. 2020	68,573,862	(204,274)
408	TOPIX Index	Mar. 2020	64,623,625	(161,328)

				3,975,360

				$6,036,334

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/06/20	Citibank, N.A.	AUD	226	$156,492	$158,745	$2,253	$—
Expiring 01/22/20	Goldman Sachs International	AUD	113	78,464	79,584	1,120	—
Expiring 01/22/20	State Street Bank & Trust Company	AUD	113	77,843	79,224	1,381	—
Expiring 01/29/20	Toronto-Dominion Bank	AUD	10,002	6,910,750	7,024,205	113,455	—
Brazilian Real,
Expiring 01/06/20	Barclays Bank PLC	BRL	1,245	296,805	309,538	12,733	—
Expiring 01/06/20	Barclays Bank PLC	BRL	943	224,829	234,474	9,645	—
Expiring 01/06/20	Goldman Sachs International	BRL	325	77,448	80,731	3,283	—
Expiring 01/22/20	Citibank, N.A.	BRL	293	71,546	72,889	1,343	—

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Brazilian Real (continued),
Expiring 01/22/20	Citibank, N.A.	BRL	162	$38,851	$40,351	$1,500	$—
Expiring 01/22/20	Goldman Sachs International	BRL	163	39,009	40,493	1,484	—
Expiring 01/22/20	Goldman Sachs International	BRL	161	39,062	39,997	935	—
Expiring 01/22/20	Goldman Sachs International	BRL	160	38,777	39,751	974	—
British Pound,
Expiring 01/02/20	Royal Bank of Canada	GBP	808	1,060,131	1,070,713	10,582	—
Expiring 01/07/20	Royal Bank of Canada	GBP	12,448	16,031,673	16,492,206	460,533	—
Expiring 01/29/20	Citibank, N.A.	GBP	12,448	16,435,178	16,502,589	67,411	—
Expiring 01/29/20	Citibank, N.A.	GBP	2,445	3,173,899	3,241,975	68,076	—
Expiring 01/29/20	State Street Bank & Trust Company	GBP	722	953,344	957,644	4,300	—
Canadian Dollar,
Expiring 01/29/20	Toronto-Dominion Bank	CAD	12,084	9,175,237	9,306,973	131,736	—
Chilean Peso,
Expiring 01/22/20	Citibank, N.A.	CLP	30,067	39,092	39,998	906	—
Expiring 01/22/20	Citibank, N.A.	CLP	30,067	39,048	39,998	950	—
Chinese Renminbi,
Expiring 01/06/20	Goldman Sachs International	CNH	1,089	155,967	156,380	413	—
Expiring 01/06/20	Goldman Sachs International	CNH	553	78,641	79,473	832	—
Expiring 01/22/20	Royal Bank of Scotland PLC	CNH	1,089	155,390	156,325	935	—
Danish Krone,
Expiring 01/07/20	Toronto-Dominion Bank	DKK	12,965	1,919,176	1,947,040	27,864	—
Expiring 01/29/20	Citibank, N.A.	DKK	12,965	1,938,948	1,949,925	10,977	—
Euro,
Expiring 01/02/20	Citibank, N.A.	EUR	14,308	15,949,984	16,050,810	100,826	—
Expiring 01/02/20	Royal Bank of Canada	EUR	253	280,386	283,552	3,166	—
Expiring 01/06/20	Barclays Bank PLC	EUR	3,286	3,664,363	3,687,689	23,326	—
Expiring 01/07/20	Goldman Sachs International	EUR	139	153,210	155,723	2,513	—
Expiring 01/07/20	State Street Bank & Trust Company	EUR	59,652	66,558,355	66,940,825	382,470	—
Expiring 01/07/20	Toronto-Dominion Bank	EUR	486	539,957	545,240	5,283	—
Expiring 01/22/20	Goldman Sachs International	EUR	108	120,646	121,827	1,181	—
Expiring 01/22/20	State Street Bank & Trust Company	EUR	211	235,424	236,750	1,326	—
Expiring 01/29/20	State Street Bank & Trust Company	EUR	1,249	1,393,328	1,403,914	10,586	—
Expiring 01/29/20	Toronto-Dominion Bank	EUR	1,058	1,175,216	1,188,384	13,168	—
Expiring 01/29/20	Toronto-Dominion Bank	EUR	685	762,583	770,200	7,617	—
Hong Kong Dollar,
Expiring 01/02/20	Royal Bank of Canada	HKD	25,297	3,246,104	3,246,304	200	—
Indian Rupee,
Expiring 01/06/20	Goldman Sachs International	INR	5,541	77,002	77,738	736	—
Expiring 01/22/20	Citibank, N.A.	INR	5,541	78,137	77,641	—	(496)
Indonesian Rupiah,
Expiring 01/06/20	Goldman Sachs International	IDR	1,088,071	76,999	78,613	1,614	—
Expiring 01/22/20	Citibank, N.A.	IDR	1,088,071	77,614	78,528	914	—
Japanese Yen,
Expiring 01/06/20	Royal Bank of Canada	JPY	351,688	3,219,057	3,237,896	18,839	—
Expiring 01/29/20	Australia and New Zealand Banking Group Ltd.	JPY	1,045,045	9,692,660	9,633,312	—	(59,348)
Expiring 01/29/20	Citibank, N.A.	JPY	214,625	1,997,284	1,978,429	—	(18,855)
Expiring 01/29/20	Toronto-Dominion Bank	JPY	53,150	491,239	489,939	—	(1,300)
Mexican Peso,
Expiring 01/06/20	Goldman Sachs International	MXN	5,979	309,673	315,995	6,322	—
Expiring 01/06/20	Goldman Sachs International	MXN	1,508	77,101	79,712	2,611	—

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Mexican Peso (continued),
Expiring 01/06/20	State Street Bank & Trust Company	MXN	5,051	$258,491	$266,907	$8,416	$—
Expiring 01/22/20	Goldman Sachs International	MXN	5,955	311,858	313,916	2,058	—
New Taiwanese Dollar,
Expiring 01/30/20	Goldman Sachs International	TWD	2,354	78,621	78,883	262	—
Norwegian Krone,
Expiring 01/07/20	Royal Bank of Canada	NOK	2,929	322,086	333,622	11,536	—
Philippine Peso,
Expiring 01/06/20	Citibank, N.A.	PHP	7,919	155,765	156,199	434	—
Expiring 01/06/20	Citibank, N.A.	PHP	7,889	155,855	155,594	—	(261)
Expiring 01/22/20	Goldman Sachs International	PHP	15,808	311,927	311,654	—	(273)
Polish Zloty,
Expiring 01/22/20	Royal Bank of Scotland PLC	PLN	598	156,426	157,658	1,232	—
Romanian Leu,
Expiring 01/06/20	Barclays Bank PLC	RON	676	157,913	158,260	347	—
Expiring 01/22/20	Goldman Sachs International	RON	676	157,423	158,141	718	—
Russian Ruble,
Expiring 01/09/20	Barclays Bank PLC	RUB	19,909	322,760	320,412	—	(2,348)
Expiring 01/09/20	Barclays Bank PLC	RUB	4,968	76,996	79,948	2,952	—
Expiring 01/09/20	Barclays Bank PLC	RUB	4,968	80,534	79,948	—	(586)
Expiring 01/09/20	Citibank, N.A.	RUB	59,615	940,589	959,447	18,858	—
Expiring 01/09/20	Citibank, N.A.	RUB	59,615	966,479	959,447	—	(7,032)
Expiring 01/09/20	Citibank, N.A.	RUB	19,909	309,909	320,412	10,503	—
Expiring 01/22/20	Barclays Bank PLC	RUB	4,968	79,121	79,818	697	—
Expiring 01/22/20	Barclays Bank PLC	RUB	4,928	77,024	79,181	2,157	—
South African Rand,
Expiring 01/06/20	Goldman Sachs International	ZAR	2,080	144,148	148,364	4,216	—
Expiring 01/22/20	Barclays Bank PLC	ZAR	1,152	77,742	82,030	4,288	—
Expiring 01/22/20	Barclays Bank PLC	ZAR	1,138	77,961	81,006	3,045	—
Expiring 01/22/20	State Street Bank & Trust Company	ZAR	2,076	143,657	147,825	4,168	—
South Korean Won,
Expiring 01/06/20	Citibank, N.A.	KRW	93,196	79,249	80,672	1,423	—
Expiring 01/06/20	Goldman Sachs International	KRW	93,196	79,214	80,672	1,458	—
Expiring 01/22/20	Barclays Bank PLC	KRW	93,140	79,131	80,641	1,510	—
Expiring 01/22/20	Citibank, N.A.	KRW	91,927	77,476	79,591	2,115	—
Swedish Krona,
Expiring 01/07/20	Toronto-Dominion Bank	SEK	5,029	525,332	537,079	11,747	—
Expiring 01/07/20	Toronto-Dominion Bank	SEK	1,591	169,916	169,911	—	(5)
Expiring 01/29/20	Barclays Bank PLC	SEK	3,125	333,778	334,099	321	—
Expiring 01/29/20	Citibank, N.A.	SEK	6,266	671,487	669,970	—	(1,517)
Expiring 01/29/20	Toronto-Dominion Bank	SEK	1,451	154,202	155,133	931	—
Expiring 01/29/20	Toronto-Dominion Bank	SEK	1,393	149,511	148,917	—	(594)
Swiss Franc,
Expiring 01/03/20	Citibank, N.A.	CHF	1,538	1,572,358	1,589,949	17,591	—
Expiring 01/07/20	Royal Bank of Canada	CHF	4,635	4,727,661	4,792,151	64,490	—
Expiring 01/29/20	Citibank, N.A.	CHF	481	491,770	498,489	6,719	—
Expiring 01/29/20	Citibank, N.A.	CHF	10	10,647	10,805	158	—
Expiring 01/29/20	Royal Bank of Canada	CHF	1,985	2,025,457	2,055,166	29,709	—
Thai Baht,
Expiring 01/06/20	Barclays Bank PLC	THB	2,345	77,269	78,294	1,025	—
Expiring 01/06/20	Barclays Bank PLC	THB	2,336	77,000	78,011	1,011	—
Expiring 01/06/20	Goldman Sachs International	THB	4,752	157,370	158,673	1,303	—

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Thai Baht (continued),
Expiring 01/22/20	Goldman Sachs International	THB	4,752	$157,277	$158,734	$1,457	$—

				$186,361,312	$188,005,871	1,737,174	(92,615)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/06/20	Goldman Sachs International	AUD	113	$77,331	$79,305	$—	$(1,974)
Expiring 01/06/20	State Street Bank & Trust Company	AUD	113	77,655	79,440	—	(1,785)
Expiring 01/22/20	Citibank, N.A.	AUD	226	156,544	158,808	—	(2,264)
Brazilian Real,
Expiring 01/06/20	Citibank, N.A.	BRL	1,245	297,106	309,538	—	(12,432)
Expiring 01/06/20	Citibank, N.A.	BRL	293	71,604	72,919	—	(1,315)
Expiring 01/06/20	Goldman Sachs International	BRL	326	76,544	80,993	—	(4,449)
Expiring 01/06/20	Goldman Sachs International	BRL	325	76,230	80,771	—	(4,541)
Expiring 01/06/20	Goldman Sachs International	BRL	324	76,639	80,522	—	(3,883)
Expiring 01/22/20	Goldman Sachs International	BRL	940	230,354	233,482	—	(3,128)
British Pound,
Expiring 01/02/20	Royal Bank of Canada	GBP	808	1,040,855	1,070,713	—	(29,858)
Expiring 01/07/20	Citibank, N.A.	GBP	12,448	16,425,050	16,492,206	—	(67,156)
Expiring 01/29/20	Citibank, N.A.	GBP	464	602,129	614,675	—	(12,546)
Expiring 01/29/20	State Street Bank & Trust Company	GBP	489	634,910	648,586	—	(13,676)
Expiring 02/03/20	Royal Bank of Canada	GBP	808	1,061,087	1,071,689	—	(10,602)
Chilean Peso,
Expiring 01/22/20	Citibank, N.A.	CLP	60,134	79,139	79,996	—	(857)
Chinese Renminbi,
Expiring 01/06/20	Citibank, N.A.	CNH	544	77,333	78,190	—	(857)
Expiring 01/06/20	Royal Bank of Scotland PLC	CNH	544	77,312	78,190	—	(878)
Expiring 01/06/20	State Street Bank & Trust Company	CNH	553	78,516	79,473	—	(957)
Expiring 01/22/20	Goldman Sachs International	CNH	1,089	155,867	156,324	—	(457)
Danish Krone,
Expiring 01/07/20	Citibank, N.A.	DKK	12,965	1,935,919	1,947,040	—	(11,121)
Expiring 01/29/20	Royal Bank of Canada	DKK	12,389	1,860,930	1,863,293	—	(2,363)
Euro,
Expiring 01/02/20	Australia and New Zealand Banking Group Ltd.	EUR	13,050	14,416,267	14,640,260	—	(223,993)
Expiring 01/02/20	Royal Bank of Canada	EUR	651	719,063	730,367	—	(11,304)
Expiring 01/02/20	State Street Bank & Trust Company	EUR	649	717,378	728,631	—	(11,253)
Expiring 01/02/20	Toronto-Dominion Bank	EUR	210	232,827	235,104	—	(2,277)
Expiring 01/06/20	Citibank, N.A.	EUR	2,736	3,019,416	3,070,238	—	(50,822)
Expiring 01/06/20	Goldman Sachs International	EUR	396	437,839	444,809	—	(6,970)
Expiring 01/06/20	Goldman Sachs International	EUR	154	170,220	172,644	—	(2,424)
Expiring 01/06/20	Merrill Lynch International	EUR	141	155,626	158,183	—	(2,557)
Expiring 01/07/20	Australia and New Zealand Banking Group Ltd.	EUR	60,138	66,454,520	67,486,065	—	(1,031,545)
Expiring 01/22/20	Barclays Bank PLC	EUR	3,286	3,668,022	3,691,347	—	(23,325)
Expiring 01/22/20	Barclays Bank PLC	EUR	35	38,955	39,394	—	(439)
Expiring 01/22/20	Goldman Sachs International	EUR	35	38,885	39,313	—	(428)
Expiring 01/29/20	Citibank, N.A.	EUR	1,500	1,678,256	1,685,581	—	(7,325)

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Euro (continued),
Expiring 01/29/20	Citibank, N.A.	EUR	630	$697,220	$708,165	$—	$(10,945)
Expiring 01/29/20	Royal Bank of Canada	EUR	1,500	1,676,879	1,685,581	—	(8,702)
Expiring 01/29/20	State Street Bank & Trust Company	EUR	59,652	66,649,628	67,032,131	—	(382,503)
Expiring 01/29/20	State Street Bank & Trust Company	EUR	1,281	1,430,851	1,439,061	—	(8,210)
Expiring 01/29/20	State Street Bank & Trust Company	EUR	921	1,023,919	1,035,477	—	(11,558)
Expiring 01/29/20	Toronto-Dominion Bank	EUR	16,981	19,041,547	19,081,922	—	(40,375)
Expiring 02/03/20	Citibank, N.A.	EUR	14,308	15,982,202	16,082,727	—	(100,525)
Hong Kong Dollar,
Expiring 01/02/20	Citibank, N.A.	HKD	25,297	3,230,061	3,246,304	—	(16,243)
Expiring 02/03/20	Royal Bank of Canada	HKD	25,297	3,244,769	3,245,269	—	(500)
Indian Rupee,
Expiring 01/06/20	Citibank, N.A.	INR	5,541	78,249	77,738	511	—
Expiring 01/22/20	Citibank, N.A.	INR	5,541	77,814	77,641	173	—
Indonesian Rupiah,
Expiring 01/06/20	Citibank, N.A.	IDR	1,088,071	77,692	78,612	—	(920)
Expiring 01/22/20	Goldman Sachs International	IDR	1,088,071	77,404	78,527	—	(1,123)
Japanese Yen,
Expiring 01/06/20	Citibank, N.A.	JPY	351,688	3,237,744	3,237,896	—	(152)
Expiring 02/03/20	Royal Bank of Canada	JPY	351,688	3,224,051	3,242,810	—	(18,759)
Mexican Peso,
Expiring 01/06/20	Goldman Sachs International	MXN	5,979	304,579	315,995	—	(11,416)
Expiring 01/06/20	Goldman Sachs International	MXN	5,955	312,444	314,708	—	(2,264)
Expiring 01/06/20	Goldman Sachs International	MXN	604	31,275	31,911	—	(636)
Expiring 01/22/20	State Street Bank & Trust Company	MXN	5,955	312,603	313,917	—	(1,314)
New Taiwanese Dollar,
Expiring 01/30/20	Citibank, N.A.	TWD	2,354	77,406	78,883	—	(1,477)
Norwegian Krone,
Expiring 01/07/20	Toronto-Dominion Bank	NOK	2,929	319,959	333,622	—	(13,663)
Expiring 01/29/20	Royal Bank of Canada	NOK	2,929	322,107	333,653	—	(11,546)
Philippine Peso,
Expiring 01/06/20	Goldman Sachs International	PHP	15,808	312,008	311,793	215	—
Expiring 01/22/20	Barclays Bank PLC	PHP	15,808	311,559	311,654	—	(95)
Polish Zloty,
Expiring 01/07/20	Royal Bank of Scotland PLC	PLN	598	156,411	157,648	—	(1,237)
Expiring 01/22/20	State Street Bank & Trust Company	PLN	1,201	314,085	316,649	—	(2,564)
Romanian Leu,
Expiring 01/22/20	Barclays Bank PLC	RON	676	157,782	158,140	—	(358)
Russian Ruble,
Expiring 01/09/20	Barclays Bank PLC	RUB	19,909	306,899	320,412	—	(13,513)
Expiring 01/09/20	Barclays Bank PLC	RUB	4,968	79,235	79,948	—	(713)
Expiring 01/09/20	Barclays Bank PLC	RUB	4,968	80,534	79,948	586	—
Expiring 01/09/20	Citibank, N.A.	RUB	59,615	926,867	959,447	—	(32,580)
Expiring 01/09/20	Citibank, N.A.	RUB	59,615	966,478	959,446	7,032	—
Expiring 01/09/20	Citibank, N.A.	RUB	19,909	322,760	320,412	2,348	—
Expiring 01/22/20	Barclays Bank PLC	RUB	9,895	157,218	158,999	—	(1,781)
Expiring 01/22/20	Citibank, N.A.	RUB	59,615	939,166	957,891	—	(18,725)
South African Rand,
Expiring 01/22/20	Barclays Bank PLC	ZAR	1,154	77,678	82,139	—	(4,461)
Expiring 01/22/20	Barclays Bank PLC	ZAR	1,133	76,747	80,676	—	(3,929)
Expiring 01/22/20	Goldman Sachs International	ZAR	2,080	143,829	148,046	—	(4,217)

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
South Korean Won,
Expiring 01/06/20	Barclays Bank PLC	KRW	186,392	$159,426	$161,344	$—	$(1,918)
Expiring 01/22/20	Goldman Sachs International	KRW	185,067	158,081	160,233	—	(2,152)
Swedish Krona,
Expiring 01/07/20	Citibank, N.A.	SEK	6,619	698,506	706,990	—	(8,484)
Expiring 01/29/20	Merrill Lynch International	SEK	3,125	330,456	334,099	—	(3,643)
Expiring 01/29/20	Toronto-Dominion Bank	SEK	1,591	170,138	170,087	51	—
Swiss Franc,
Expiring 01/03/20	Citibank, N.A.	CHF	1,538	1,548,519	1,589,949	—	(41,430)
Expiring 01/07/20	Citibank, N.A.	CHF	277	280,693	286,265	—	(5,572)
Expiring 01/07/20	Citibank, N.A.	CHF	183	184,904	188,797	—	(3,893)
Expiring 01/07/20	State Street Bank & Trust Company	CHF	374	379,338	386,376	—	(7,038)
Expiring 01/07/20	Toronto-Dominion Bank	CHF	3,802	3,828,592	3,930,714	—	(102,122)
Expiring 01/29/20	Royal Bank of Canada	CHF	4,635	4,734,866	4,799,565	—	(64,699)
Expiring 01/29/20	Royal Bank of Canada	CHF	1,995	2,033,700	2,065,971	—	(32,271)
Expiring 02/03/20	Citibank, N.A.	CHF	1,538	1,575,749	1,593,447	—	(17,698)
Thai Baht,
Expiring 01/06/20	Australia and New Zealand Banking Group Ltd.	THB	4,721	155,647	157,637	—	(1,990)
Expiring 01/06/20	Goldman Sachs International	THB	4,712	155,962	157,342	—	(1,380)
Expiring 01/22/20	Goldman Sachs International	THB	4,752	157,339	158,734	—	(1,395)
Turkish Lira,
Expiring 01/06/20	Citibank, N.A.	TRY	406	70,013	68,134	1,879	—
Expiring 01/06/20	Citibank, N.A.	TRY	406	70,006	68,184	1,822	—

				$260,367,922	$262,937,755	14,617	(2,584,450)

						$1,751,791	$(2,677,065)

Cross currency exchange contracts outstanding at December 31, 2019:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/06/20	Buy	EUR	141	RON	676	$—	$(78)	Barclays Bank PLC
01/06/20	Buy	TRY	892	ZAR	2,286	—	(13,351)	Barclays Bank PLC
01/06/20	Buy	ZAR	207	TRY	80	1,306	—	Barclays Bank PLC
01/07/20	Buy	PLN	299	EUR	69	976	—	Barclays Bank PLC
01/07/20	Buy	PLN	299	EUR	69	948	—	Barclays Bank PLC
01/22/20	Buy	PLN	603	EUR	141	948	—	Citibank, N.A.

						$4,178	$(13,429)

Total return swap agreements outstanding at December 31, 2019:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Anglo American PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	587	$35,746	$—	$35,746
Avast PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	692	48,133	—	48,133
BHP Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	518	24,623	—	24,623

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (continued):
GlaxoSmithKline PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	1,502	$79,439	$—	$79,439
Intermediate Capital Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	619	36,834	—	36,834
Polymetal International PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	626	8,411	—	8,411
Prudential PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	708	95,147	—	95,147
Rio Tinto PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	651	49,960	—	49,960
Segro PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	704	19,962	—	19,962
Taylor Wimpey PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	768	89,238	—	89,238
The Berkeley Group Holdings(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	280	(21,872)	—	(21,872)
WPP PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	638	86,618	—	86,618

						$552,239	$—	$552,239

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$574,111	$(21,872)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$4,580,000	$38,523,431

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$3,198,288	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Australia	$—	$6,340,971	$—
Austria	—	7,286,020	—
Belgium	—	6,786,017	—
Brazil	16,277,225	—	—
Canada	4,056,933	—	—
Chile	1,118,471	—	—
China	24,192,777	53,777,144	—
Colombia	268,526	—	—
Czech Republic	—	372,541	—
Denmark	—	8,085,502	—
Finland	—	2,045,298	—
France	—	72,433,365	—
Germany	—	33,656,356	—
Greece	—	109,966	—
Hong Kong	109,054	25,215,649	—
Hungary	—	708,980	—
India	24,205,313	9,460,031	—
Indonesia	—	8,288,025	—
Italy	—	5,878,303	—
Japan	—	51,358,025	—
Macau	—	3,691,233	—
Malaysia	—	1,740,375	—
Mexico	9,777,661	—	—
Netherlands	1,304,288	25,542,795	—
Norway	—	1,984,289	—
Peru	4,323,129	—	—
Philippines	—	435,405	—
Poland	—	890,128	—
Qatar	—	379,823	—
Russia	6,246,826	1,643,266	—
Saudi Arabia	—	2,052,261	—
Singapore	—	2,863,777	—
South Africa	—	13,210,101	—
South Korea	—	24,306,648	—
Spain	—	7,881,717	—
Sweden	—	9,659,445	—
Switzerland	—	53,440,262	—
Taiwan	17,835,654	23,767,285	—
Thailand	—	3,159,922	—
Turkey	—	1,469,334	—
United Arab Emirates	—	308,504	—
United Kingdom	—	51,532,455	—
United States	1,184,894,858	2,874,577	156,500
Preferred Stocks
Brazil	2,322,905	—	—
Germany	—	3,327,714	—
United States	15,162,876	1,310,338	304,518
Rights
United States	—	—	12,196
Warrants
United States	—	118,064	—
Asset-Backed Securities
Cayman Islands	—	1,750,771	—
United States	—	164,848,144	—
Bank Loans
Canada	—	269,663	—
United States	—	3,636,281	716,945
Commercial Mortgage-Backed Securities
United States	—	50,312,380	—

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Convertible Bonds
Argentina	$—	$469,496	$—
Bermuda	—	759,221	—
China	—	8,459,797	—
France	—	11,151,681	—
Germany	—	5,551,720	—
Japan	—	3,398,245	—
New Zealand	—	1,252,030	—
Spain	—	1,347,227	—
Switzerland	—	3,339,140	—
United Kingdom	—	1,855,324	—
United States	—	41,880,044	—
Corporate Bonds
Australia	—	4,623,255	—
Azerbaijan	—	306,894	—
Bahrain	—	232,256	—
Belarus	—	210,603	—
Belgium	—	1,645,884	—
Brazil	—	947,556	—
Canada	—	6,793,792	—
Cayman Islands	—	625,884	—
Chile	—	1,244,798	—
China	—	860,695	—
Colombia	—	892,379	—
Costa Rica	—	208,862	—
Denmark	—	549,999	—
Ecuador	—	214,613	—
Finland	—	673,135	—
France	—	1,745,324	—
Georgia	—	219,259	—
Germany	—	462,259	—
Hong Kong	—	738,367	—
Indonesia	—	1,855,490	—
Ireland	—	1,875,290	—
Italy	—	1,253,963	—
Japan	—	1,423,637	—
Kazakhstan	—	1,718,042	—
Luxembourg	—	2,559,979	—
Malaysia	—	297,258	—
Mexico	—	4,834,697	—
Netherlands	—	987,565	—
New Zealand	—	523,812	—
Norway	—	530,443	—
Panama	—	475,628	—
Peru	—	802,511	—
Russia	—	445,889	—
Saudi Arabia	—	415,198	—
Singapore	—	299,096	—
South Africa	—	607,648	—
South Korea	—	193,275	—
Spain	—	336,188	—
Switzerland	—	826,269	—
Trinidad & Tobago	—	333,427	—
United Arab Emirates	—	891,157	—
United Kingdom	—	4,042,643	—
United States	—	172,963,214	90
Municipal Bond
New York	—	239,427	—
Residential Mortgage-Backed Securities
Bermuda	—	3,092,890	—

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Residential Mortgage-Backed Securities (continued)
United States	$—	$155,946,300	$—
Sovereign Bonds
Angola	—	1,661,178	—
Argentina	—	1,107,297	—
Armenia	—	197,895	—
Azerbaijan	—	214,100	—
Bahrain	—	1,242,943	—
Bolivia	—	200,813	—
Brazil	—	740,575	—
Colombia	—	1,257,360	—
Costa Rica	—	307,429	—
Dominican Republic	—	2,459,665	—
Ecuador	—	1,397,726	—
Egypt	—	2,280,848	—
El Salvador	—	1,288,182	—
Ethiopia	—	432,301	—
Gabon	—	524,257	—
Ghana	—	694,219	—
Guatemala	—	531,597	—
Hungary	—	901,834	—
Indonesia	—	794,517	—
Iraq	—	293,813	—
Ivory Coast	—	552,994	—
Jamaica	—	762,095	—
Kenya	—	486,491	—
Lebanon	—	774,074	—
Macedonia	—	417,051	—
Mexico	—	715,822	—
Mongolia	—	341,053	—
Morocco	—	448,822	—
Namibia	—	208,145	—
Nigeria	—	1,297,085	—
Oman	—	1,681,204	—
Pakistan	—	208,008	—
Panama	—	849,734	—
Paraguay	—	820,882	—
Peru	—	474,765	—
Philippines	—	524,094	—
Qatar	—	1,427,757	—
Romania	—	637,204	—
Russia	—	1,935,884	—
Saudi Arabia	—	1,131,295	—
Senegal	—	221,612	—
Serbia	—	593,283	—
South Africa	—	781,792	—
Sri Lanka	—	1,620,016	—
Turkey	—	2,361,508	—
Ukraine	—	1,429,749	—
United Arab Emirates	—	697,130	—
Uruguay	—	1,241,627	—
Uzbekistan	—	318,478	—
Vietnam	—	218,993	—
Zambia	—	137,835	—
U.S. Government Agency Obligations	—	98,844,626	2,621,012
U.S. Treasury Obligations	—	237,073,095	—
Affiliated Mutual Funds	480,376,138	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Foreign Treasury Obligations
Nigeria	$—	$821,848	$—

Total	$1,795,670,922	$1,593,224,425	$3,811,261

Liabilities
Common Stocks
United States	$(5,389,507)	$—	$—
Exchange-Traded Fund
United States	(1,323,810)	—	—

Total	$(6,713,317)	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$10,785,131	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,751,791	—
OTC Cross Currency Exchange Contracts	—	4,178	—
OTC Total Return Swap Agreements	—	574,111	—

Total	$10,785,131	$2,330,080	$—

Liabilities
Futures Contracts	$(4,748,797)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(2,677,065)	—
OTC Cross Currency Exchange Contracts	—	(13,429)	—
OTC Total Return Swap Agreement	—	(21,872)	—

Total	$(4,748,797)	$(2,712,366)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (4.3% represents investments purchased with collateral from securities on loan)	14.6%
U.S. Treasury Obligations	7.2
Banks	6.8
Residential Mortgage-Backed Securities	5.9
Automobiles	3.8
Software	3.4
Insurance	3.2
U.S. Government Agency Obligations	3.1
Semiconductors & Semiconductor Equipment	3.0
Equity Real Estate Investment Trusts (REITs)	2.9
Pharmaceuticals	2.8
IT Services	2.3
Interactive Media & Services	2.0
Internet & Direct Marketing Retail	1.9
Oil, Gas & Consumable Fuels	1.8
Health Care Providers & Services	1.7
Capital Markets	1.7
Media	1.7
Beverages	1.7
Commercial Mortgage-Backed Securities	1.5
Specialty Retail	1.4

Telecommunications	1.4%
Machinery	1.3
Sovereign Bonds	1.3
Electric Utilities	1.3
Technology Hardware, Storage & Peripherals	1.3
Health Care Equipment & Supplies	1.2
Electrical Equipment	0.9
Aerospace & Defense	0.8
Textiles, Apparel & Luxury Goods	0.8
Electronic Equipment, Instruments & Components	0.8
Entertainment	0.8
Chemicals	0.7
Biotechnology	0.7
Food Products	0.7
Road & Rail	0.7
Hotels, Restaurants & Leisure	0.7
Containers & Packaging	0.7
Diversified Financial Services	0.6
Semiconductors	0.6
Oil & Gas	0.5
Diversified Telecommunication Services	0.5
Food & Staples Retailing	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (con’t):
Commercial Services & Supplies	0.5%
Real Estate Management & Development	0.5
Healthcare-Services	0.5
Other	0.5
Industrial Conglomerates	0.4
Consumer Loans	0.4
Internet	0.4
Construction Materials	0.4
Commercial Services	0.3
Personal Products	0.3
Consumer Finance	0.3
Life Sciences Tools & Services	0.3
Household Durables	0.3
Airlines	0.3
Electric	0.2
Metals & Mining	0.2
Pipelines	0.2
Building Products	0.2
Multiline Retail	0.2
Household Products	0.2
Professional Services	0.2
Foods	0.2
Home Furnishings	0.2
Apparel	0.2
Auto Parts & Equipment	0.2
Packaging & Containers	0.2
Lodging	0.2
Home Equity Loans	0.1
Construction & Engineering	0.1
Distributors	0.1
Multi-Utilities	0.1
Trading Companies & Distributors	0.1
Communications Equipment	0.1
Healthcare-Products	0.1
Auto Components	0.1
Mining	0.1
Computers	0.1
Health Care Technology	0.1
Diversified Consumer Services	0.1
Tobacco	0.1
Investment Companies	0.1
Air Freight & Logistics	0.1
Leisure Products	0.1
Real Estate	0.1
Toys/Games/Hobbies	0.1
Thrifts & Mortgage Finance	0.1
Paper & Forest Products	0.1
Foreign Treasury Obligations	0.1
Real Estate Investment Trusts (REITs)	0.0	*
Retail	0.0	*
Engineering & Construction	0.0	*

Transportation	0.0	*%
Building Materials	0.0	*
Wireless Telecommunication Services	0.0	*
Energy Equipment & Services	0.0	*
Household Products/Wares	0.0	*
Oil & Gas Services	0.0	*
Miscellaneous Manufacturing	0.0	*
Gas	0.0	*
Electronics	0.0	*
Leisure Time	0.0	*
Auto Manufacturers	0.0	*
Gas Utilities	0.0	*
Transportation Infrastructure	0.0	*
Office/Business Equipment	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Electrical Components & Equipment	0.0	*
Coal	0.0	*
Advertising	0.0	*
Machinery-Diversified	0.0	*
Home Builders	0.0	*
Food Service	0.0	*
Machinery-Construction & Mining	0.0	*
Holding Companies-Diversified	0.0	*
Distribution/Wholesale	0.0	*
Trucking & Leasing	0.0	*
Forest Products & Paper	0.0	*
Agriculture	0.0	*
Metal Fabricate/Hardware	0.0	*
Housewares	0.0	*
Municipal Bond	0.0	*
Iron/Steel	0.0	*
Energy-Alternate Sources	0.0	*
Manufactured Housing	0.0	*
Environmental Control	0.0	*
Hand/Machine Tools	0.0	*
Water	0.0	*
Securities Sold Short
Food Products	(0.0	)*
Road & Rail	(0.0	)*
Household Durables	(0.0	)*
Automobiles	(0.0	)*
Exchange-Traded Fund	(0.0	)*
Equity Real Estate Investment Trusts (REITs)	(0.1)
Household Products	(0.1)

	103.1
Liabilities in excess of other assets	(3.1)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$6,580,292	*	Due from/to broker — variation margin futures	$1,256,469	*
Equity contracts	Unaffiliated investments	130,260		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	574,111		Unrealized depreciation on OTC swap agreements	21,872
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	4,178		Unrealized depreciation on OTC cross currency exchange contracts	13,429
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,751,791		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,677,065
Interest rate contracts	Due from/to broker — variation margin futures	4,204,839	*	Due from/to broker — variation margin futures	3,492,328	*

		$13,245,471			$7,461,163

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Purchased(1)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Equity contracts	$(4,392)	$15	$(364,307)	$(9,641,930)	$—	$1,463,108
Foreign exchange contracts	—	—	—	4,939,511	6,042,176	—
Interest rate contracts	—	—	—	35,708,209	—	—

Total	$(4,392)	$15	$(364,307)	$31,005,790	$6,042,176	$1,463,108

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Equity contracts	$(1,647)	$(15,358)	$12,522,365	$—	$1,779,436
Foreign exchange contracts	—	—	(3,071,338)	1,849,688	—
Interest rate contracts	—	—	(3,789,270)	—	—

Total	$(1,647)	$(15,358)	$5,661,757	$1,849,688	$1,779,436

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$50,652	$1,305,493,856	$447,876,766	$87,180,705

Forward Foreign Currency Exchange Contracts—Sold(3)	Total Return Swap Agreements(2)	Cross Currency Exchange Contracts(4)
$241,894,159	$15,828,776	$3,902,938

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	N/A	$139,702,580	$(139,702,580)	$—
Securities Sold Short	BNP Paribas S.A.	$(6,713,317)	$6,713,317	$—

		$132,989,263

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Australia and New Zealand Banking Group Ltd.	$—	$(1,316,876)	$(1,316,876)	$—	$(1,316,876)
Bank of America, N.A.	574,111	(21,872)	552,239	(440,000)	112,239
Barclays Bank PLC	66,873	(66,895)	(22)	—	(22)
Citibank, N.A.	327,670	(453,500)	(125,830)	—	(125,830)
Goldman Sachs International	35,705	(53,110)	(17,405)	—	(17,405)
Merrill Lynch International	—	(6,200)	(6,200)	—	(6,200)
Royal Bank of Canada	599,055	(190,604)	408,451	—	408,451
Royal Bank of Scotland PLC	2,167	(2,115)	52	—	52
State Street Bank & Trust Company	412,647	(440,858)	(28,211)	—	(28,211)
Toronto-Dominion Bank	311,852	(160,336)	151,516	—	151,516

	$2,330,080	$(2,712,366)	$(382,286)	$(440,000)	$(822,286)

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $139,702,580:
Unaffiliated investments (cost $2,644,202,048)	$2,912,330,470
Affiliated investments (cost $480,366,002)	480,376,138
Foreign currency, at value (cost $1,527,460)	1,544,496
Cash	9,047
Receivable for investments sold	58,183,330
Due from broker-variation margin futures	11,057,074
Dividends and interest receivable	8,386,890
Deposit with broker for centrally cleared/exchange-traded derivatives	4,580,000
Tax reclaim receivable	2,119,915
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,751,791
Unrealized appreciation on OTC swap agreements	574,111
Receivable for Portfolio shares sold	123,371
Deposit with broker for securities sold short	48,645
Receivable from affiliate	5,310
Unrealized appreciation on OTC cross currency exchange contracts	4,178
Prepaid expenses and other assets	1,591,619

Total Assets	3,482,686,385

LIABILITIES
Payable to broker for collateral for securities on loan	142,673,758
Payable for investments purchased	42,444,599
Securities sold short, at value (proceeds received $6,410,608)	6,713,317
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,677,065
Management fee payable	1,132,350
Payable for Portfolio shares repurchased	713,295
Payable to affiliate	641,925
Accrued expenses and other liabilities	596,329
Distribution fee payable	134,994
Dividends payable on securities sold short	32,348
Unrealized depreciation on OTC swap agreements	21,872
Foreign capital gains tax liability accrued	14,161
Unrealized depreciation on OTC cross currency exchange contracts	13,429
Affiliated transfer agent fee payable	357

Total Liabilities	197,809,799

NET ASSETS	$3,284,876,586

Net assets were comprised of:
Partners’ Equity	$3,284,876,586

Net asset value and redemption price per share, $3,284,876,586 / 182,341,196 outstanding shares of beneficial interest	$18.01

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS) INCOME
Interest income (net of $142 foreign withholding tax)	$37,418,211
Unaffiliated dividend income (net of $2,145,774 foreign withholding tax, of which $141,013 is reimbursable by an affiliate)	36,254,453
Affiliated dividend income	9,266,763
Income from securities lending, net (including affiliated income of $509,425)	600,572

Total income	83,539,999

EXPENSES
Management fee	23,825,399
Distribution fee	7,863,920
Custodian and accounting fees	881,254
Dividends on securities sold short	422,020
Broker fees and expenses on short sales	72,522
Audit fee	69,900
Trustees’ fees	45,440
Shareholders’ reports	23,781
Legal fees and expenses	22,462
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	177,805

Total expenses	33,411,511

NET INVESTMENT INCOME (LOSS)	50,128,488

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $14,208)	129,079,330
Futures transactions	31,005,790
Forward and cross currency contract transactions	6,042,176
Short sales transactions	(1,455,557)
Swap agreements transactions	1,463,108
Foreign currency transactions	(1,006,163)

165,128,684

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $25,987) (net of change in foreign capital gains taxes $(14,161))	321,832,522
Futures	5,661,757
Forward and cross currency contracts	1,849,688
Short sales	(302,709)
Swap agreements	1,779,436
Foreign currencies	(11,154)

330,809,540

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	495,938,224

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$546,066,712

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$50,128,488	$52,782,374
Net realized gain (loss) on investment and foreign currency transactions	165,128,684	141,472,601
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	330,809,540	(435,646,770)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	546,066,712	(241,391,795)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [12,072,468 and 5,135,812 shares, respectively]	192,132,283	80,998,499
Portfolio shares repurchased [12,179,647 and 35,091,137 shares, respectively]	(205,445,312)	(545,404,931)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(13,313,029)	(464,406,432)

CAPITAL CONTRIBUTIONS	13,875	410,960

TOTAL INCREASE (DECREASE)	532,767,558	(705,387,267)
NET ASSETS:
Beginning of year	2,752,109,028	3,457,496,295

End of year	$3,284,876,586	$2,752,109,028

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 90.2%
COMMON STOCKS — 40.2%	Shares	Value
Aerospace & Defense — 0.5%
Airbus SE (France)	25,803	$3,782,533
General Dynamics Corp.	6,817	1,202,178
Northrop Grumman Corp.	8,632	2,969,149
Remington Outdoor Co., Inc.*^	11,576	8,103
Safran SA (France)	20,343	3,144,945
United Technologies Corp.	8,600	1,287,936

		12,394,844

Air Freight & Logistics — 0.1%
FedEx Corp.	1,431	216,382
Hyundai Glovis Co. Ltd. (South Korea)	517	63,767
United Parcel Service, Inc. (Class B Stock)	15,462	1,809,982

		2,090,131

Airlines — 0.1%
Delta Air Lines, Inc.	34,500	2,017,560
Southwest Airlines Co.	9,700	523,606

		2,541,166

Auto Components — 0.1%
Bosch Ltd. (India)	279	60,157
Continental AG (Germany)	8,358	1,075,576
Faurecia SE (France)	7,681	414,702
Huayu Automotive Systems Co. Ltd. (China) (Class A Stock)	13,800	51,620
Hyundai Mobis Co. Ltd. (South Korea)	1,048	231,603
Mando Corp. (South Korea)	2,413	73,133
Nexteer Automotive Group Ltd. (China)	33,000	30,012
Weifu High-Technology Group Co. Ltd. (China) (Class A Stock)	33,900	92,745

		2,029,548

Automobiles — 0.4%
Astra International Tbk PT (Indonesia)	1,191,400	591,801
Ford Otomotiv Sanayi A/S (Turkey)	4,854	57,914
Geely Automobile Holdings Ltd. (China)	75,000	147,361
General Motors Corp. Escrow Shares*^	110,000	11
Honda Motor Co. Ltd. (Japan)	17,600	498,187
Hyundai Motor Co. (South Korea)	2,396	248,751
Kia Motors Corp. (South Korea)	4,170	159,266
Mahindra & Mahindra Ltd. (India)	38,857	289,623
Maruti Suzuki India Ltd. (India)	1,839	190,095
Peugeot SA (France)	26,538	638,432
SAIC Motor Corp. Ltd. (China) (Class A Stock)	35,300	121,140
Tesla, Inc.*(a)	4,858	2,032,247
Thor Industries, Inc.(a)	8,340	619,579
Tofas Turk Otomobil Fabrikasi A/S (Turkey)	15,679	70,879
Toyota Motor Corp. (Japan)	38,100	2,685,661

		8,350,947

Banks — 3.3%
Absa Group Ltd. (South Africa)	13,528	144,344
Al Rajhi Bank (Saudi Arabia)	16,570	289,012
Alinma Bank (Saudi Arabia)	19,639	132,736

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Axis Bank Ltd. (India)	27,058	$286,207
Banco do Brasil SA (Brazil)	14,938	196,143
Banco Santander Chile (Chile), ADR	17,113	394,797
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico)	60,023	81,904
Bancolombia SA (Colombia)	5,733	76,737
Bank Central Asia Tbk PT (Indonesia)	498,300	1,197,974
Bank of America Corp.	138,800	4,888,536
Bank of China Ltd. (China) (Class H Stock)	842,000	359,860
Bank Polska Kasa Opieki SA (Poland)	5,501	145,657
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	3,743,700	1,181,678
BAWAG Group AG (Austria), 144A*	7,667	349,104
BNP Paribas SA (France)	17,008	1,011,103
Cadence BanCorp	17,080	309,660
Capitec Bank Holdings Ltd. (South Africa)	6,688	690,984
China Construction Bank Corp. (China) (Class H Stock)	930,000	802,834
China Merchants Bank Co. Ltd. (China) (Class H Stock)	59,000	303,955
CIMB Group Holdings Bhd (Malaysia)	60,600	76,333
Citigroup, Inc.	72,092	5,759,430
Citizens Financial Group, Inc.	35,300	1,433,533
Commerce Bancshares, Inc.(a)	10,341	702,567
Concordia Private Placement*	8,261	24,056
Credicorp Ltd. (Peru)	9,032	1,924,990
Credit Agricole SA (France)	22,804	331,231
CTBC Financial Holding Co. Ltd. (Taiwan)	310,000	231,810
Cullen/Frost Bankers, Inc.(a)	4,370	427,299
DBS Group Holdings Ltd. (Singapore)	76,400	1,471,425
DNB ASA (Norway)	36,435	681,085
E.Sun Financial Holding Co. Ltd. (Taiwan)	206,708	192,615
East West Bancorp, Inc.	17,111	833,306
Erste Group Bank AG (Austria)*	75,847	2,871,576
Fifth Third Bancorp	22,000	676,280
FinecoBank Banca Fineco SpA (Italy)	75,611	906,244
First Hawaiian, Inc.	19,682	567,826
First Republic Bank	15,474	1,817,421
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	303,825	1,696,246
Hana Financial Group, Inc. (South Korea)	5,974	190,099
HDFC Bank Ltd. (India), ADR	84,534	5,356,920
Huntington Bancshares, Inc.(a)	105,981	1,598,193
IBERIABANK Corp.	6,620	495,375
ICICI Bank Ltd. (India), ADR	6,461	97,496
IndusInd Bank Ltd. (India)	5,487	116,372
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	738,000	568,494
Industrial Bank of Korea (South Korea)	4,045	41,152
ING Groep NV (Netherlands)	125,718	1,510,647
Itau Unibanco Holding SA (Brazil), ADR	138,172	1,264,274
Kasikornbank PCL (Thailand), NVDR	28,000	141,045
KB Financial Group, Inc. (South Korea)	6,007	246,427

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
KBC Group NV (Belgium)	27,072	$2,039,383
KeyCorp	155,879	3,154,991
Komercni banka A/S (Czech Republic)	2,653	97,125
Kotak Mahindra Bank Ltd. (India)	36,015	850,536
M&T Bank Corp.	11,174	1,896,786
Moneta Money Bank A/S (Czech Republic), 144A	22,931	85,983
National Commercial Bank (Saudi Arabia)	13,459	176,679
OTP Bank Nyrt (Hungary)	4,441	232,122
Ping An Bank Co. Ltd. (China) (Class A Stock)	51,700	122,360
PNC Financial Services Group, Inc. (The)	17,000	2,713,710
Postal Savings Bank of China Co. Ltd. (China) (Class H Stock), 144A	223,000	151,701
Public Bank Bhd (Malaysia)	74,600	354,606
Qatar National Bank QPSC (Qatar)	32,281	182,475
Sberbank of Russia PJSC (Russia)^	366,807	1,506,916
Sberbank of Russia PJSC (Russia), ADR(a)	28,096	460,774
Shinhan Financial Group Co. Ltd. (South Korea)	6,119	229,011
Signature Bank	4,670	637,969
Sumitomo Mitsui Financial Group, Inc. (Japan)	49,100	1,808,895
SVB Financial Group*	6,180	1,551,427
Svenska Handelsbanken AB (Sweden) (Class A Stock)	273,727	2,946,445
Truist Financial Corp.	49,368	2,780,406
U.S. Bancorp	20,800	1,233,232
Wells Fargo & Co.	46,300	2,490,940
Western Alliance Bancorp	12,027	685,539
Wintrust Financial Corp.	7,913	561,032
Woori Financial Group, Inc. (South Korea)	3,793	37,938

		76,083,973

Beverages — 0.9%
Ambev SA (Brazil)	61,001	283,116
Ambev SA (Brazil), ADR	151,743	707,122
Anheuser-Busch InBev SA/NV (Belgium)	19,141	1,561,836
Budweiser Brewing Co. APAC Ltd. (China), 144A*	296,200	1,001,785
Cia Cervecerias Unidas SA (Chile), ADR	1,940	36,802
Coca-Cola Co. (The)	128,639	7,120,169
Constellation Brands, Inc. (Class A Stock)	14,492	2,749,857
Diageo PLC (United Kingdom)	104,091	4,422,548
Fomento Economico Mexicano SAB de CV (Mexico), ADR	8,240	778,762
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (China) (Class A Stock)	6,800	107,977
Keurig Dr. Pepper, Inc.(a)	18,400	532,680
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	4,951	842,226

COMMON STOCKS (continued)	Shares	Value
Beverages (continued)
Pernod Ricard SA (France)	7,624	$1,365,508

		21,510,388

Biotechnology — 0.5%
AbbVie, Inc.	27,117	2,400,939
Alexion Pharmaceuticals, Inc.*	15,862	1,715,476
Amgen, Inc.	6,975	1,681,463
Biogen, Inc.*	1,717	509,486
Exact Sciences Corp.*	10,729	992,218
Exelixis, Inc.*	31,774	559,858
Innovent Biologics, Inc. (China), 144A*	19,500	66,431
Intercept Pharmaceuticals, Inc.*(a)	4,613	571,643
Regeneron Pharmaceuticals, Inc.*	3,765	1,413,682
Sage Therapeutics, Inc.*(a)	4,075	294,174
Vertex Pharmaceuticals, Inc.*	5,558	1,216,924

		11,422,294

Building Products — 0.2%
China Lesso Group Holdings Ltd. (China)	51,000	65,403
Daikin Industries Ltd. (Japan)	10,400	1,466,429
Fortune Brands Home & Security, Inc.	26,840	1,753,726
Patrick Industries, Inc.	4,705	246,683
Zhejiang Weixing New Building Materials Co. Ltd. (China) (Class A Stock)	53,100	100,490

		3,632,731

Capital Markets — 1.2%
Ameriprise Financial, Inc.	5,956	992,150
B3 SA - Brasil Bolsa Balcao (Brazil)	17,339	185,213
BlackRock, Inc.	1,863	936,530
Charles Schwab Corp. (The)	46,148	2,194,799
Deutsche Boerse AG (Germany)	7,440	1,173,032
E*TRADE Financial Corp.	13,450	610,227
Eaton Vance Corp.	8,504	397,052
FactSet Research Systems, Inc.	1,599	429,012
Focus Financial Partners, Inc. (Class A Stock)*(a)	13,130	386,941
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	75,300	2,452,401
Intercontinental Exchange, Inc.	14,190	1,313,284
Invesco Ltd.	17,500	314,650
KIWOOM Securities Co. Ltd. (South Korea)	647	44,362
Lazard Ltd. (Class A Stock)	14,075	562,437
London Stock Exchange Group PLC (United Kingdom)	13,405	1,380,222
Moelis & Co. (Class A Stock)	14,252	454,924
Morgan Stanley	126,691	6,476,444
Morningstar, Inc.	3,560	538,664
Moscow Exchange MICEX-RTS PJSC (Russia)	75,051	130,184
Nasdaq, Inc.	9,133	978,144
Northern Trust Corp.	7,900	839,296
S&P Global, Inc.	6,515	1,778,921
T. Rowe Price Group, Inc.	12,000	1,462,080
TD Ameritrade Holding Corp.	7,123	354,013

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Yuanta Financial Holding Co. Ltd. (Taiwan)	191,000	$128,677

		26,513,659

Chemicals — 0.6%
AdvanSix, Inc.*	9,680	193,213
Air Products & Chemicals, Inc.	4,578	1,075,784
Akzo Nobel NV (Netherlands)	14,714	1,496,616
Asian Paints Ltd. (India)	15,470	387,432
Axalta Coating Systems Ltd.*	18,780	570,912
DuPont de Nemours, Inc.	11,715	752,103
Eastman Chemical Co.	15,028	1,191,119
Formosa Chemicals & Fibre Corp. (Taiwan)	24,000	70,093
Formosa Plastics Corp. (Taiwan)	73,000	242,929
Kemira OYJ (Finland)	28,259	421,525
LG Chem Ltd. (South Korea)	684	187,649
Linde PLC (United Kingdom)	12,916	2,763,650
Lotte Chemical Corp. (South Korea)	559	107,971
Petronas Chemicals Group Bhd (Malaysia)	65,300	117,312
PTT Global Chemical PCL (Thailand), NVDR	23,800	45,200
Quaker Chemical Corp.(a)	2,942	484,018
Saudi Basic Industries Corp. (Saudi Arabia)	6,532	163,547
Shin-Etsu Chemical Co. Ltd. (Japan)	14,100	1,552,097
Symrise AG (Germany)	5,219	550,896
UPL Ltd. (India)	17,084	140,089
Xinyangfeng Agricultural Technology Co. Ltd. (China) (Class A Stock)	55,300	62,743

		12,576,898

Commercial Services & Supplies — 0.3%
Brady Corp. (Class A Stock)	10,171	582,391
China Everbright International Ltd. (China)	122,000	98,040
Copart, Inc.*	14,365	1,306,353
Country Garden Services Holdings Co. Ltd. (China)	28,000	94,672
Greentown Service Group Co. Ltd. (China)	44,000	48,120
IAA, Inc.*	14,175	667,076
KAR Auction Services, Inc.	12,215	266,165
MSA Safety, Inc.	7,000	884,520
Waste Connections, Inc.	35,807	3,250,918

		7,198,255

Communications Equipment — 0.1%
Arista Networks, Inc.*	2,795	568,503
Cisco Systems, Inc.	20,600	987,976
CommScope Holding Co., Inc.*	39,200	556,248
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	21,705	188,994

		2,301,721

COMMON STOCKS (continued)	Shares	Value
Construction & Engineering — 0.2%
China State Construction International Holdings Ltd. (China)	40,000	$36,438
Eiffage SA (France)	5,611	642,207
Larsen & Toubro Ltd. (India)	8,855	161,260
Vinci SA (France)	21,742	2,419,910
WillScot Corp.*	29,710	549,338

		3,809,153

Construction Materials — 0.3%
LafargeHolcim Ltd. (Switzerland)*	40,996	2,276,204
Martin Marietta Materials, Inc.	5,500	1,538,020
Siam Cement PCL (The) (Thailand)	46,400	606,584
UltraTech Cement Ltd. (India)	1,953	110,841
Vulcan Materials Co.	7,567	1,089,572
Wienerberger AG (Austria)	16,461	487,828

		6,109,049

Consumer Finance — 0.2%
American Express Co.(u)	21,547	2,682,386
Capital One Financial Corp.	27,500	2,830,025
Shriram Transport Finance Co. Ltd. (India)	5,954	97,892

		5,610,303

Containers & Packaging — 0.4%
AptarGroup, Inc.	11,629	1,344,545
Avery Dennison Corp.	8,656	1,132,378
Ball Corp.	36,259	2,344,869
Crown Holdings, Inc.*	21,861	1,585,797
Graphic Packaging Holding Co.	48,300	804,195
Packaging Corp. of America	8,400	940,716
Vetropack Holding AG (Switzerland)	211	663,015
Westrock Co.	18,700	802,417

		9,617,932

Distributors — 0.1%
LKQ Corp.*	11,280	402,696
Pool Corp.	7,593	1,612,601

		2,015,297

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.*	6,030	906,248
Cogna Educacao (Brazil)	25,004	71,046
ServiceMaster Global Holdings, Inc.*	7,450	288,017

		1,265,311

Diversified Financial Services — 0.3%
Berkshire Hathaway, Inc. (Class A Stock)*	5	1,697,950
Berkshire Hathaway, Inc. (Class B Stock)*	13,801	3,125,927
Chailease Holding Co. Ltd. (Taiwan)	37,080	170,867
Far East Horizon Ltd. (China)	47,000	44,102
FirstRand Ltd. (South Africa)	261,028	1,170,630
M&G PLC (United Kingdom)*	188,452	594,457

		6,803,933

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Diversified Telecommunication Services — 0.4%
China Unicom Hong Kong Ltd. (China)	160,000	$150,988
Deutsche Telekom AG (Germany)	54,402	888,702
Masmovil Ibercom SA (Spain)*	15,994	365,697
Orange SA (France)	120,913	1,779,006
Saudi Telecom Co. (Saudi Arabia)	3,810	103,417
Swisscom AG (Switzerland)	1,383	732,153
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	603,500	172,129
Telenor ASA (Norway)	29,287	524,641
Verizon Communications, Inc.	79,541	4,883,818

		9,600,551

Electric Utilities — 1.0%
American Electric Power Co., Inc.	32,474	3,069,118
Duke Energy Corp.(a)	7,400	674,954
Edison International	15,504	1,169,157
Enel SpA (Italy)	262,688	2,086,239
Entergy Corp.	5,200	622,960
Equatorial Energia SA (Brazil)	20,243	114,684
Fortum OYJ (Finland)	20,135	496,950
Iberdrola SA (Spain)	70,606	729,082
Korea Electric Power Corp. (South Korea)*	2,733	65,657
NextEra Energy, Inc.(u)	31,304	7,580,576
Portland General Electric Co.	10,686	596,172
Power Grid Corp. of India Ltd. (India)	53,625	143,090
Tenaga Nasional Bhd (Malaysia)	36,100	117,033
Xcel Energy, Inc.	70,410	4,470,331

		21,936,003

Electrical Equipment — 0.6%
AMETEK, Inc.	11,129	1,110,007
Bharat Heavy Electricals Ltd. (India)	89,347	54,523
Eaton Corp. PLC	22,774	2,157,153
Generac Holdings, Inc.*	20,217	2,033,628
Legrand SA (France)	15,803	1,289,241
NARI Technology Co. Ltd. (China) (Class A Stock)	27,200	82,966
Nidec Corp. (Japan)	8,000	1,091,190
Schneider Electric SE (France)	49,053	5,040,294
Varta AG (Germany)*	2,675	368,116
WEG SA (Brazil)	83,475	719,229
Zhejiang Chint Electrics Co. Ltd. (China) (Class A Stock)	20,899	80,543

		14,026,890

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp. (Class A Stock)	8,865	959,459
Arrow Electronics, Inc.*	9,084	769,778
BOE Technology Group Co. Ltd. (China) (Class A Stock)	58,388	38,079
Cognex Corp.	11,090	621,484
Delta Electronics, Inc. (Taiwan)	148,000	749,358
Hon Hai Precision Industry Co. Ltd. (Taiwan)	53,000	161,221
Ingenico Group SA (France)	4,278	464,642
Keyence Corp. (Japan)	9,100	3,203,946
Keysight Technologies, Inc.*	11,563	1,186,711

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Largan Precision Co. Ltd. (Taiwan)	6,000	$1,004,741
Samsung SDI Co. Ltd. (South Korea)*	905	184,062
Softwareone Holding AG (Germany)*	18,802	478,572
Sunny Optical Technology Group Co. Ltd. (China)	11,300	196,377
Zebra Technologies Corp. (Class A Stock)*	5,812	1,484,617

		11,503,047

Energy Equipment & Services — 0.0%
China Oilfield Services Ltd. (China) (Class H Stock)	90,000	141,764
Core Laboratories NV(a)	6,711	252,803
Patterson-UTI Energy, Inc.	36,328	381,444

		776,011

Entertainment — 0.4%
CD Projekt SA (Poland)	977	72,085
Cinemark Holdings, Inc.	19,201	649,954
NCSoft Corp. (South Korea)	350	163,547
NetEase, Inc. (China), ADR	888	272,296
Netflix, Inc.*	13,901	4,497,947
Spotify Technology SA*	7,130	1,066,292
Take-Two Interactive Software, Inc.*	13,082	1,601,629

		8,323,750

Equity Real Estate Investment Trusts (REITs) — 2.7%
Acadia Realty Trust	4,776	123,842
Alexander’s, Inc.	149	49,222
Alexandria Real Estate Equities, Inc.	6,009	970,934
American Assets Trust, Inc.	3,294	151,195
American Campus Communities, Inc.	7,548	354,982
American Homes 4 Rent (Class A Stock)	39,740	1,041,585
Apartment Investment & Management Co. (Class A Stock)	8,179	422,445
Apple Hospitality REIT, Inc.	12,297	199,826
Ashford Hospitality Trust, Inc.	5,217	14,555
AvalonBay Communities, Inc.	7,672	1,608,818
Boston Properties, Inc.	7,984	1,100,674
Braemar Hotels & Resorts, Inc.	1,536	13,716
Brandywine Realty Trust	9,679	152,444
Brixmor Property Group, Inc.	53,362	1,153,153
Camden Property Trust	5,319	564,346
CBL & Associates Properties, Inc.	8,959	9,407
Cedar Realty Trust, Inc.	4,890	14,425
Chatham Lodging Trust	2,578	47,280
Columbia Property Trust, Inc.	6,422	134,284
CoreSite Realty Corp.	1,428	160,107
Corporate Office Properties Trust	6,156	180,863
Cousins Properties, Inc.	8,062	332,154
CubeSmart	15,123	476,072
CyrusOne, Inc.	6,218	406,844
DiamondRock Hospitality Co.	10,997	121,847
Digital Realty Trust, Inc.(a)	11,466	1,372,939
Douglas Emmett, Inc.	9,632	422,845
Duke Realty Corp.	20,192	700,057
Easterly Government Properties, Inc.	4,074	96,676

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
EastGroup Properties, Inc.	10,922	$1,449,022
Empire State Realty Trust, Inc. (Class A Stock)	5,864	81,861
Equinix, Inc.	4,685	2,734,634
Equity Commonwealth	6,698	219,895
Equity LifeStyle Properties, Inc.	10,002	704,041
Equity Residential	19,380	1,568,230
Essex Property Trust, Inc.	3,630	1,092,122
Extra Space Storage, Inc.	7,114	751,381
Federal Realty Investment Trust	9,200	1,184,316
First Industrial Realty Trust, Inc.	6,974	289,491
Franklin Street Properties Corp.	5,891	50,427
Gecina SA (France)	2,978	533,376
Healthcare Realty Trust, Inc.	7,347	245,169
Healthcare Trust of America, Inc. (Class A Stock)	11,381	344,617
Healthpeak Properties, Inc.	27,189	937,205
Hersha Hospitality Trust	2,121	30,861
Highwoods Properties, Inc.	5,699	278,738
Host Hotels & Resorts, Inc.	39,397	730,814
Hudson Pacific Properties, Inc.	8,002	301,275
Industrial Logistics Properties Trust	3,581	80,286
Investors Real Estate Trust	639	46,327
Invitation Homes, Inc.	27,799	833,136
JBG SMITH Properties	7,000	279,230
Kilroy Realty Corp.	5,474	459,269
Kimco Realty Corp.	63,095	1,306,697
Kite Realty Group Trust	4,613	90,092
Liberty Property Trust	8,667	520,453
Life Storage, Inc.	2,563	277,522
Macerich Co. (The)	6,053	162,947
Mack-Cali Realty Corp.	4,974	115,049
Mid-America Apartment Communities, Inc.	19,496	2,570,743
Monmouth Real Estate Investment Corp.	5,327	77,135
National Health Investors, Inc.	2,415	196,774
National Retail Properties, Inc.	16,537	886,714
National Storage Affiliates Trust	3,259	109,568
NexPoint Residential Trust, Inc.	1,265	56,925
Office Properties Income Trust	2,648	85,107
Omega Healthcare Investors, Inc.	12,003	508,327
Outfront Media, Inc.	45,815	1,228,758
Paramount Group, Inc.	9,995	139,130
Pebblebrook Hotel Trust	7,176	192,389
Pennsylvania Real Estate Investment Trust	3,623	19,311
Piedmont Office Realty Trust, Inc. (Class A Stock)	6,011	133,685
Prologis, Inc.	81,126	7,231,572
PS Business Parks, Inc.	1,100	181,357
Public Storage	14,390	3,064,494
QTS Realty Trust, Inc. (Class A Stock)	2,047	111,091
Rayonier, Inc.	23,766	778,574
Regency Centers Corp.	8,745	551,722
Retail Opportunity Investments Corp.	6,372	112,529
Retail Properties of America, Inc. (Class A Stock)	11,737	157,276
Retail Value, Inc.	858	31,574

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Rexford Industrial Realty, Inc.	5,788	$264,338
RLJ Lodging Trust	37,215	659,450
RPT Realty	4,415	66,402
Ryman Hospitality Properties, Inc.	2,826	244,901
Sabra Health Care REIT, Inc.	10,641	227,079
Saul Centers, Inc.	711	37,527
Senior Housing Properties Trust	13,069	110,302
Service Properties Trust	9,040	219,943
Simon Property Group, Inc.	16,857	2,511,019
SITE Centers Corp.	8,836	123,881
SL Green Realty Corp.	4,401	404,364
STAG Industrial, Inc.	7,304	230,587
Summit Hotel Properties, Inc.	5,777	71,288
Sun Communities, Inc.	5,091	764,159
Sunstone Hotel Investors, Inc.	11,611	161,625
Tanger Factory Outlet Centers, Inc.	5,103	75,167
Taubman Centers, Inc.	3,363	104,556
Terreno Realty Corp.	3,497	189,328
UDR, Inc.	16,098	751,777
Universal Health Realty Income Trust	710	83,326
Urban Edge Properties	6,659	127,720
Urstadt Biddle Properties, Inc. (Class A Stock)	2,189	54,375
Ventas, Inc.	39,820	2,299,207
VICI Properties, Inc.(a)	2,341	59,812
Vornado Realty Trust	9,540	634,410
Washington Prime Group, Inc.	10,251	37,314
Washington Real Estate Investment Trust	4,427	129,180
Weingarten Realty Investors	7,068	220,804
Welltower, Inc.	22,290	1,822,876
Weyerhaeuser Co.	15,100	456,020
WP Carey, Inc.	9,464	757,499

		62,421,011

Food & Staples Retailing — 0.3%
BGF retail Co. Ltd. (South Korea)	327	47,807
Bid Corp. Ltd. (South Africa)	8,153	191,948
BIM Birlesik Magazalar A/S (Turkey)	11,259	88,401
BJ’s Wholesale Club Holdings, Inc.*(a)	21,920	498,461
Cencosud SA (Chile)	23,780	31,308
Clicks Group Ltd. (South Africa)	8,221	150,796
Dino Polska SA (Poland), 144A*	1,634	62,135
Koninklijke Ahold Delhaize NV (Netherlands)	18,095	452,304
Laobaixing Pharmacy Chain JSC (China) (Class A Stock)	7,700	70,956
Performance Food Group Co.*	27,354	1,408,184
Pick’n Pay Stores Ltd. (South Africa)	16,003	73,026
President Chain Store Corp. (Taiwan)	83,000	842,120
Raia Drogasil SA (Brazil)	21,085	585,162
Shoprite Holdings Ltd. (South Africa)	5,410	48,742
SPAR Group Ltd. (The) (South Africa)	7,633	107,648
Walgreens Boots Alliance, Inc.	19,200	1,132,032
Wal-Mart de Mexico SAB de CV (Mexico)	261,857	751,744
X5 Retail Group NV (Russia), GDR	3,862	133,511

		6,676,285

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Food Products — 0.6%
Almarai Co. JSC (Saudi Arabia)	6,309	$83,258
Foshan Haitian Flavouring & Food Co. Ltd. (China) (Class A Stock)	17,388	268,804
Inner Mongolia Yili Industrial Group Co. Ltd. (China) (Class A Stock)	11,800	52,512
Lamb Weston Holdings, Inc.	12,390	1,065,912
Mondelez International, Inc. (Class A Stock)	10,655	586,877
Nestle SA (Switzerland)	86,067	9,317,047
Post Holdings, Inc.*	9,200	1,003,720
Tiger Brands Ltd. (South Africa)	12,839	193,342
Uni-President Enterprises Corp. (Taiwan)	75,000	185,604

		12,757,076

Gas Utilities — 0.0%
Beijing Enterprises Holdings Ltd. (China)	9,500	43,681
China Gas Holdings Ltd. (China)	36,800	137,799
ENN Energy Holdings Ltd. (China)	11,300	123,729
Kunlun Energy Co. Ltd. (China)	102,000	90,240

		395,449

Health Care Equipment & Supplies — 0.7%
Alcon, Inc. (Switzerland)*	15,600	882,461
Boston Scientific Corp.*	88,406	3,997,719
DexCom, Inc.*	5,307	1,160,853
Eckert & Ziegler Strahlen- und Medizintechnik AG (Germany)	3,297	709,047
ICU Medical, Inc.*	2,240	419,149
IDEXX Laboratories, Inc.*	3,560	929,623
Intuitive Surgical, Inc.*	4,575	2,704,511
Medtronic PLC	8,400	952,980
Smith & Nephew PLC (United Kingdom)	51,923	1,264,578
West Pharmaceutical Services, Inc.	7,267	1,092,448
Zimmer Biomet Holdings, Inc.	10,898	1,631,213

		15,744,582

Health Care Providers & Services — 1.2%
Acadia Healthcare Co., Inc.*(a)	16,010	531,852
AmerisourceBergen Corp.	7,400	629,148
Anthem, Inc.	3,469	1,047,742
Centene Corp.*(a)	11,960	751,925
Cigna Corp.(u)	31,343	6,409,330
Encompass Health Corp.	12,205	845,441
HCA Healthcare, Inc.	4,600	679,926
Henry Schein, Inc.*	6,520	435,015
IHH Healthcare Bhd (Malaysia)	49,800	66,606
Jointown Pharmaceutical Group Co. Ltd. (China) (Class A Stock)	34,900	70,942
McKesson Corp.	8,275	1,144,598
Molina Healthcare, Inc.*	5,332	723,499
Mouwasat Medical Services Co. (Saudi Arabia)	2,790	65,420
Premier, Inc. (Class A Stock)*	11,293	427,779
Quest Diagnostics, Inc.	9,827	1,049,425

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
Sinopharm Group Co. Ltd. (China) (Class H Stock)	40,000	$146,306
UnitedHealth Group, Inc.(u)	45,754	13,450,761

		28,475,715

Health Care Technology — 0.1%
Teladoc Health, Inc.*(a)	15,923	1,333,073
Veeva Systems, Inc. (Class A Stock)*	4,157	584,724

		1,917,797

Hotels, Restaurants & Leisure — 0.5%
Accor SA (France)	24,096	1,129,301
Brinker International, Inc.(a)	14,800	621,600
CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	4,763	51,860
Evolution Gaming Group AB (Sweden), 144A	15,023	454,191
Hilton Worldwide Holdings, Inc.	12,014	1,332,473
Huazhu Group Ltd. (China), ADR(a)	15,470	619,883
McDonald’s Corp.	8,887	1,756,160
Minor International PCL (Thailand), NVDR	94,000	112,904
OPAP SA (Greece)	4,015	52,145
Planet Fitness, Inc. (Class A Stock)*(a)	3,420	255,406
Royal Caribbean Cruises Ltd.	12,702	1,695,844
Sands China Ltd. (Macau)	314,400	1,682,894
Wendy’s Co. (The)	11,160	247,864
Yum China Holdings, Inc. (China)	17,304	830,765

		10,843,290

Household Durables — 0.2%
Garmin Ltd.	9,835	959,503
Haier Electronics Group Co. Ltd. (Hong Kong)	22,000	68,906
Hangzhou Robam Appliances Co. Ltd. (China) (Class A Stock)	21,600	105,035
Midea Group Co. Ltd. (China) (Class A Stock)	84,000	704,220
Sony Corp. (Japan)	34,900	2,372,182
Suofeiya Home Collection Co. Ltd. (China) (Class A Stock)	48,800	147,043
Zhejiang Supor Co. Ltd. (China) (Class A Stock)	8,900	98,227

		4,455,116

Household Products — 0.2%
Clorox Co. (The)	2,200	337,788
Energizer Holdings, Inc.(a)	18,050	906,471
Hindustan Unilever Ltd. (India)	9,072	244,586
Procter & Gamble Co. (The)	13,542	1,691,396
Unilever Indonesia Tbk PT (Indonesia)	81,800	247,397

		3,427,638

Independent Power & Renewable Electricity Producers — 0.0%
CGN Power Co. Ltd. (China) (Class H Stock), 144A	359,000	95,879
NTPC Ltd. (India)	79,175	132,226

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Independent Power & Renewable Electricity Producers (continued)
Vistra Energy Corp.	541	$12,438

		240,543

Industrial Conglomerates — 0.3%
Alfa SAB de CV (Mexico) (Class A Stock)	69,617	57,660
Ayala Corp. (Philippines)	4,120	63,914
Bidvest Group Ltd. (The) (South Africa)	31,806	465,245
Carlisle Cos., Inc.	4,300	695,912
Fosun International Ltd. (China)	43,000	62,990
Honeywell International, Inc.	31,892	5,644,884
Jardine Matheson Holdings Ltd. (Hong Kong)	7,700	427,904
KOC Holding A/S (Turkey)	70,330	240,633
SK Holdings Co. Ltd. (South Korea)	598	134,867

		7,794,009

Insurance — 2.1%
AIA Group Ltd. (Hong Kong)	697,200	7,327,898
Alleghany Corp.*	673	538,111
Allianz SE (Germany)	22,360	5,480,139
American International Group, Inc.	18,800	965,004
Arthur J Gallagher & Co.	6,702	638,231
ASR Nederland NV (Netherlands)	12,833	481,457
AXA SA (France)	41,751	1,176,414
Bupa Arabia for Cooperative Insurance Co. (Saudi Arabia)	1,763	48,120
China Life Insurance Co. Ltd. (Taiwan)*	131,000	111,945
China Life Insurance Co. Ltd. (China) (Class H Stock)	104,000	289,554
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	35,400	139,607
Chubb Ltd.	6,442	1,002,762
Fairfax Financial Holdings Ltd. (Canada)	1,378	647,046
Fubon Financial Holding Co. Ltd. (Taiwan)	115,000	178,118
Hartford Financial Services Group, Inc. (The)	16,800	1,020,936
HDFC Life Insurance Co. Ltd. (India), 144A	82,111	721,562
Kinsale Capital Group, Inc.	7,112	723,006
Legal & General Group PLC (United Kingdom)	387,712	1,568,308
Loews Corp.	44,400	2,330,556
Marsh & McLennan Cos., Inc.	8,300	924,703
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	5,181	1,528,357
NN Group NV (Netherlands)	17,891	679,232
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	128,000	154,631
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	372,000	4,415,673
Poste Italiane SpA (Italy), 144A	32,340	366,680
Progressive Corp. (The)	33,903	2,454,238
Prudential PLC (United Kingdom)	174,971	3,367,395
RLI Corp.	8,103	729,432
Sanlam Ltd. (South Africa)	74,445	421,037

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Swiss Re AG (Switzerland)	11,284	$1,267,070
Tokio Marine Holdings, Inc. (Japan)	20,200	1,126,705
Travelers Cos., Inc. (The)	13,200	1,807,740
Willis Towers Watson PLC	6,979	1,409,339
Zurich Insurance Group AG (Switzerland)	3,472	1,424,247

		47,465,253

Interactive Media & Services — 1.4%
Alphabet, Inc. (Class A Stock)*	6,810	9,121,246
Alphabet, Inc. (Class C Stock)*	8,722	11,661,488
Baidu, Inc. (China), ADR*	4,509	569,938
Facebook, Inc. (Class A Stock)*	10,458	2,146,504
NAVER Corp. (South Korea)	5,806	934,555
Tencent Holdings Ltd. (China)	153,600	7,393,346

		31,827,077

Internet & Direct Marketing Retail — 1.2%
Alibaba Group Holding Ltd. (China), ADR*	34,839	7,389,352
Amazon.com, Inc.*	8,551	15,800,880
Booking Holdings, Inc.*	500	1,026,865
Chewy, Inc. (Class A Stock)*(a)	9,780	283,620
Grubhub, Inc.*(a)	7,990	388,634
JD.com, Inc. (China), ADR*	25,487	897,907
MercadoLibre, Inc. (Argentina)*	2,362	1,350,922
Naspers Ltd. (South Africa) (Class N Stock)	2,579	422,235
Prosus NV (China)*	8,614	644,142
Trip.com Group Ltd. (China), ADR*	4,529	151,903
Vipshop Holdings Ltd. (China), ADR*	4,712	66,769

		28,423,229

IT Services — 1.8%
Automatic Data Processing, Inc.	9,092	1,550,186
Booz Allen Hamilton Holding Corp.	16,485	1,172,578
Capgemini SE (France)	20,425	2,495,580
CoreLogic, Inc.*	10,973	479,630
Fidelity National Information Services, Inc.	16,511	2,296,515
Fiserv, Inc.*(u)	40,360	4,666,827
GDS Holdings Ltd. (China), ADR*(a)	1,951	100,633
Global Payments, Inc.	14,984	2,735,479
HCL Technologies Ltd. (India)	14,220	113,267
Infosys Ltd. (India), ADR	148,592	1,533,469
Leidos Holdings, Inc.	19,513	1,910,127
Mastercard, Inc. (Class A Stock)(u)	35,661	10,648,018
PayPal Holdings, Inc.*	35,781	3,870,431
Shopify, Inc. (Canada) (Class A Stock)*(a)	1,843	732,740
Tata Consultancy Services Ltd. (India)	73,436	2,227,241
Twilio, Inc. (Class A Stock)*	14,249	1,400,392
Visa, Inc. (Class A Stock)(a)	10,735	2,017,106
WEX, Inc.*	2,775	581,251

		40,531,470

Leisure Products — 0.0%
Brunswick Corp.	13,129	787,477

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Life Sciences Tools & Services — 0.2%
Illumina, Inc.*	3,063	$1,016,120
Syneos Health, Inc.*	9,080	540,033
Thermo Fisher Scientific, Inc.	9,327	3,030,062
Wuxi Biologics Cayman, Inc. (China), 144A*	13,000	164,960

		4,751,175

Machinery — 1.0%
Alstom SA (France)	13,993	664,785
Atlas Copco AB (Sweden) (Class A Stock)	37,272	1,486,238
China Conch Venture Holdings Ltd. (China)	24,000	104,789
Douglas Dynamics, Inc.	5,700	313,500
Dover Corp.	10,000	1,152,600
FANUC Corp. (Japan)	5,100	941,937
Gardner Denver Holdings, Inc.*	13,032	478,014
Gates Industrial Corp. PLC*	32,722	450,255
Hiwin Technologies Corp. (Taiwan)	7,000	65,842
Illinois Tool Works, Inc.	6,300	1,131,669
Ingersoll-Rand PLC	6,958	924,857
Komatsu Ltd. (Japan)	59,200	1,424,723
Kubota Corp. (Japan)	89,800	1,409,517
Lincoln Electric Holdings, Inc.	9,484	917,387
Makita Corp. (Japan)	27,900	967,502
Middleby Corp. (The)*	4,800	525,696
Nordson Corp.	4,219	687,022
Parker-Hannifin Corp.	3,532	726,956
RBC Bearings, Inc.*	4,926	779,983
SMC Corp. (Japan)	2,674	1,220,103
Snap-on, Inc.	3,210	543,774
Stanley Black & Decker, Inc.	14,870	2,464,554
Techtronic Industries Co. Ltd. (Hong Kong)	80,000	655,167
Toro Co. (The)	19,604	1,561,851
Welbilt, Inc.*(a)	20,950	327,030
Woodward, Inc.	7,160	848,030

		22,773,781

Media — 0.7%
Altice USA, Inc. (Class A Stock)*(u)	45,640	1,247,798
Charter Communications, Inc. (Class A Stock)*(a)	11,205	5,435,321
Clear Channel Outdoor Holdings, Inc.*	24,779	70,868
Comcast Corp. (Class A Stock)	52,770	2,373,067
Discovery, Inc. (Class A Stock)*(a)	28,679	938,950
Discovery, Inc. (Class C Stock)*	18,631	568,059
DISH Network Corp. (Class A Stock)*	27,828	987,059
Entercom Communications Corp. (Class A Stock)	88,022	408,422
iHeartMedia, Inc. (Class A Stock)*	1,238	20,922
New York Times Co. (The) (Class A Stock)(a)	16,623	534,762
Nexstar Media Group, Inc. (Class A Stock)	8,398	984,666
Stroeer SE & Co. KGaA (Germany)	5,453	440,429
ViacomCBS, Inc. (Class B Stock)	16,072	674,542

COMMON STOCKS (continued)	Shares	Value
Media (continued)
WPP PLC (United Kingdom)	87,239	$1,236,480

		15,921,345

Metals & Mining — 0.2%
Alrosa PJSC (Russia)	89,373	121,995
Baoshan Iron & Steel Co. Ltd. (China) (Class A Stock)	132,900	109,615
BHP Group Ltd. (Australia)	89,674	2,452,872
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	71,665	109,022
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	63,550	174,710
Hindalco Industries Ltd. (India)	25,862	78,372
Magnitogorsk Iron & Steel Works PJSC (Russia)	110,889	75,204
MMC Norilsk Nickel PJSC (Russia), ADR	2,566	78,575
POSCO (South Korea)	1,051	213,568
Rio Tinto PLC (Australia)	14,530	869,631
Severstal PJSC (Russia), GDR(a)	7,345	111,458
Vale SA (Brazil), ADR	28,951	382,153

		4,777,175

Multiline Retail — 0.2%
Claire’s Private Placement*^	406	203,000
Kohl’s Corp.(a)	16,900	861,055
Lojas Renner SA (Brazil)	76,787	1,072,578
Nordstrom, Inc.(a)	17,900	732,647
Ryohin Keikaku Co. Ltd. (Japan)	26,800	624,459

		3,493,739

Multi-Utilities — 0.0%
NiSource, Inc.	10,800	300,672
NorthWestern Corp.	9,400	673,698

		974,370

Oil, Gas & Consumable Fuels — 1.6%
BP PLC (United Kingdom)	440,446	2,762,086
Cabot Oil & Gas Corp.	25,000	435,250
Chevron Corp.	55,997	6,748,199
China Petroleum & Chemical Corp. (China) (Class H Stock)	362,000	218,313
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	73,500	153,537
Cimarex Energy Co.	8,470	444,590
CNOOC Ltd. (China)	83,000	138,696
ConocoPhillips	31,300	2,035,439
Diamondback Energy, Inc.(a)	39,920	3,706,971
Ecopetrol SA (Colombia), ADR	2,559	51,078
EOG Resources, Inc.	8,319	696,799
EQT Corp.	37,800	412,020
Equitrans Midstream Corp.(a)	32,660	436,338
Euronav NV (Belgium)	36,064	444,838
Gazprom PJSC (Russia), ADR	37,803	310,741
Kinder Morgan, Inc.	60,400	1,278,668
LUKOIL PJSC (Russia), ADR	4,536	447,749
Marathon Petroleum Corp.	16,500	994,125
Novatek PJSC (Russia), GDR	342	69,515

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Oil & Natural Gas Corp. Ltd. (India)	62,735	$113,487
OMV AG (Austria)	10,825	608,292
Parsley Energy, Inc. (Class A Stock)	22,284	421,390
PBF Energy, Inc. (Class A Stock)	14,600	458,002
Penn Virginia Corp.*	81	2,458
Penn Virginia Corp., NPV*	529	16,055
PetroChina Co. Ltd. (China) (Class H Stock)	186,000	93,851
Petronet LNG Ltd. (India)	21,335	80,190
Phillips 66	5,500	612,755
Pioneer Natural Resources Co.	15,072	2,281,449
Polski Koncern Naftowy ORLEN SA (Poland)	4,470	101,147
PTT Exploration & Production PCL (Thailand)	38,000	157,485
PTT PCL (Thailand), NVDR	158,900	233,085
Reliance Industries Ltd. (India), 144A, GDR	11,990	510,705
Repsol SA (Spain)	63,095	989,286
Rosneft Oil Co. PJSC (Russia), GDR	8,498	61,579
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	109,371	3,247,846
SK Innovation Co. Ltd. (South Korea)	1,009	130,882
S-Oil Corp. (South Korea)	1,691	139,121
Tatneft PJSC (Russia), ADR	1,433	105,540
Thai Oil PCL (Thailand)	54,200	126,109
TOTAL SA (France)	57,588	3,188,758
Ultra Petroleum Corp.*	2,287	243
United Tractors Tbk PT (Indonesia)	18,500	28,601
Williams Cos., Inc. (The)	44,500	1,055,540

		36,548,808

Paper & Forest Products — 0.0%
Mondi PLC (United Kingdom)	1,738	40,569
Sappi Ltd. (South Africa)	12,698	39,708
UPM-Kymmene OYJ (Finland)	16,655	577,338

		657,615

Personal Products — 0.3%
Coty, Inc. (Class A Stock)	35,705	401,681
Kao Corp. (Japan)	17,200	1,419,760
LG Household & Health Care Ltd. (South Korea)	86	93,543
L’Oreal SA (France)	5,162	1,529,988
Shiseido Co. Ltd. (Japan)	12,600	895,339
Unilever PLC (United Kingdom)	36,093	2,088,170

		6,428,481

Pharmaceuticals — 1.9%
Advanz Pharma Corp. (Canada)*	788	2,295
Allergan PLC	6,600	1,261,722
Bristol-Myers Squibb Co.	76,466	4,908,353
Catalent, Inc.*	30,325	1,707,298
CSPC Pharmaceutical Group Ltd. (China)	68,000	162,673
Elanco Animal Health, Inc.*	20,729	610,469
Eli Lilly & Co.	26,662	3,504,187

COMMON STOCKS (continued)	Shares	Value
Pharmaceuticals (continued)
GlaxoSmithKline PLC (United Kingdom)	118,855	$2,803,545
Hutchison China MediTech Ltd. (Hong Kong), ADR*	2,074	51,995
Jazz Pharmaceuticals PLC*	6,953	1,037,944
Jiangsu Hengrui Medicine Co. Ltd. (China) (Class A Stock)	8,840	111,305
Johnson & Johnson	16,347	2,384,537
Merck & Co., Inc.	57,630	5,241,448
Nektar Therapeutics*(a)	7,826	168,924
Novartis AG (Switzerland)	78,817	7,476,223
Novo Nordisk A/S (Denmark) (Class B Stock)	73,586	4,272,715
Pfizer, Inc.	52,400	2,053,032
Prestige Consumer Healthcare, Inc.*(a)	7,176	290,628
Richter Gedeon Nyrt (Hungary)	4,844	105,284
Roche Holding AG (Switzerland)	17,276	5,606,075
TherapeuticsMD, Inc.*(a)	68,344	165,392

		43,926,044

Professional Services — 0.1%
51job, Inc. (China), ADR*	1,249	106,040
FTI Consulting, Inc.*	4,159	460,235
IHS Markit Ltd.*(a)	13,863	1,044,577
RELX PLC (United Kingdom)	54,750	1,379,858
Wolters Kluwer NV (Netherlands)	5,627	410,779

		3,401,489

Real Estate Management & Development — 0.3%
Ayala Land, Inc. (Philippines)	96,100	86,217
CBRE Group, Inc. (Class A Stock)*	40,164	2,461,652
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (China) (Class A Stock)	46,500	132,856
China Overseas Land & Investment Ltd. (China)	60,000	233,825
China Resources Land Ltd. (China)	42,000	209,305
China Vanke Co. Ltd. (China) (Class H Stock)	46,800	199,677
CK Asset Holdings Ltd. (Hong Kong)	160,000	1,153,375
Country Garden Holdings Co. Ltd. (China)	144,000	231,057
Cushman & Wakefield PLC*	31,900	652,036
Longfor Group Holdings Ltd. (China), 144A	37,500	176,015
Mitsui Fudosan Co. Ltd. (Japan)	84,800	2,074,154

		7,610,169

Road & Rail — 0.5%
Canadian Pacific Railway Ltd. (Canada)	3,769	960,907
Container Corp. Of India Ltd. (India)	9,069	72,671
Knight-Swift Transportation Holdings, Inc.(a)	15,546	557,169
Landstar System, Inc.	4,537	516,628
Localiza Rent a Car SA (Brazil)	11,126	131,124
Lyft, Inc. (Class A Stock)*(a)	31,826	1,369,155
Norfolk Southern Corp.	25,687	4,986,617

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Road & Rail (continued)
Old Dominion Freight Line, Inc.	5,505	$1,044,739
Tokyu Corp. (Japan)	50,900	941,476
Uber Technologies, Inc.*	20,418	607,231
Union Pacific Corp.	7,020	1,269,146

		12,456,863

Semiconductors & Semiconductor Equipment — 2.0%
Advanced Micro Devices, Inc.*(a)	84,283	3,865,218
Analog Devices, Inc.	44,516	5,290,281
ASE Technology Holding Co. Ltd. (Taiwan)	27,000	74,979
ASM International NV (Netherlands)	6,877	775,679
ASML Holding NV (Netherlands)	17,628	5,243,038
Cabot Microelectronics Corp.	5,006	722,466
Global Unichip Corp. (Taiwan)	6,000	48,535
Globalwafers Co. Ltd. (Taiwan)	7,000	89,734
Infineon Technologies AG (Germany)	60,264	1,377,171
KLA Corp.	6,175	1,100,200
Maxim Integrated Products, Inc.	9,160	563,432
MediaTek, Inc. (Taiwan)	10,000	148,391
Microchip Technology, Inc.(a)	5,076	531,559
Nanya Technology Corp. (Taiwan)	31,000	86,518
NVIDIA Corp.	6,962	1,638,159
NXP Semiconductors NV (Netherlands)	7,406	942,488
QUALCOMM, Inc.	22,514	1,986,410
SK Hynix, Inc. (South Korea)	5,257	424,234
STMicroelectronics NV (Switzerland)	22,933	618,499
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	225,125	13,079,763
Texas Instruments, Inc.	43,681	5,603,836
Vanguard International Semiconductor Corp. (Taiwan)	54,000	143,154
Xilinx, Inc.	6,698	654,863

		45,008,607

Software — 2.1%
Aspen Technology, Inc.*	5,228	632,222
Avaya Holdings Corp.*	8,329	112,441
Beijing Shiji Information Technology Co. Ltd. (China) (Class A Stock)	9,800	54,946
Coupa Software, Inc.*	3,252	475,605
Fair Isaac Corp.*	1,395	522,679
Guidewire Software, Inc.*(a)	5,557	609,992
Intuit, Inc.	6,249	1,636,801
Kingdee International Software Group Co. Ltd. (China)	80,000	80,218
Microsoft Corp.(u)	156,598	24,695,505
Q2 Holdings, Inc.*	8,096	656,424
salesforce.com, Inc.*	39,498	6,423,955
SAP SE (Germany)	26,999	3,663,261
ServiceNow, Inc.*(a)	4,397	1,241,361
Slack Technologies, Inc. (Class A Stock)*(a)	24,422	549,006
Splunk, Inc.*(a)	4,100	614,057
SS&C Technologies Holdings, Inc.	23,470	1,441,058
Synopsys, Inc.*	6,777	943,358
Tata Elxsi Ltd. (India)	5,278	61,182
TeamViewer AG (Germany)*	14,560	528,631

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Trade Desk, Inc. (The) (Class A Stock)*(a)	4,358	$1,132,121
Tyler Technologies, Inc.*	2,675	802,553
Workday, Inc. (Class A Stock)*	1,393	229,079
Yonyou Network Technology Co. Ltd. (China) (Class A Stock)	28,800	117,836
Zscaler, Inc.*(a)	8,658	402,597

		47,626,888

Specialty Retail — 1.1%
AutoZone, Inc.*	1,240	1,477,224
Best Buy Co., Inc.	8,900	781,420
Hennes & Mauritz AB (Sweden) (Class B Stock)	29,012	590,446
Home Depot, Inc. (The)	24,186	5,281,739
Industria de Diseno Textil SA (Spain)	64,755	2,285,398
Lowe’s Cos., Inc.	7,854	940,595
Mr. Price Group Ltd. (South Africa)	22,317	291,255
Murphy USA, Inc.*	5,900	690,300
National Vision Holdings, Inc.*	16,476	534,317
O’Reilly Automotive, Inc.*	12,658	5,547,495
Ross Stores, Inc.	27,537	3,205,858
Tiffany & Co.	7,700	1,029,105
TJX Cos., Inc. (The)	34,265	2,092,221
Tractor Supply Co.	9,813	916,927

		25,664,300

Technology Hardware, Storage & Peripherals — 0.9%
Advantech Co. Ltd. (Taiwan)	9,000	90,848
Apple, Inc.	45,823	13,455,924
Catcher Technology Co. Ltd. (Taiwan)	18,000	136,836
Hewlett Packard Enterprise Co.	17,300	274,378
Inventec Corp. (Taiwan)	110,000	83,951
Quanta Computer, Inc. (Taiwan)	59,000	126,737
Samsung Electronics Co. Ltd. (South Korea)	96,584	4,648,464
Samsung Electronics Co. Ltd. (South Korea), GDR	1,815	2,169,103

		20,986,241

Textiles, Apparel & Luxury Goods — 0.6%
adidas AG (Germany)	3,806	1,243,111
ANTA Sports Products Ltd. (China)	5,000	44,848
Burberry Group PLC (United Kingdom)	53,459	1,574,660
Carter’s, Inc.	4,711	515,101
CCC SA (Poland)	1,480	43,002
Cie Financiere Richemont SA (Switzerland)	14,310	1,125,589
Columbia Sportswear Co.	5,200	520,988
EssilorLuxottica SA (France)	8,261	1,262,160
Kering SA (France)	1,417	930,976
Lululemon Athletica, Inc.*	4,877	1,129,855
LVMH Moet Hennessy Louis Vuitton SE (France)	10,049	4,679,143
Shenzhou International Group Holdings Ltd. (China)	12,300	179,895

		13,249,328

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Thrifts & Mortgage Finance — 0.1%
Housing Development Finance Corp. Ltd. (India)	99,395	$3,363,725

Tobacco — 0.1%
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	360,200	53,543
ITC Ltd. (India)	283,837	946,219
KT&G Corp. (South Korea)	2,026	164,064
Philip Morris International, Inc.	13,974	1,189,048

		2,352,874

Trading Companies & Distributors — 0.1%
Applied Industrial Technologies, Inc.	8,534	569,132
BOC Aviation Ltd. (Singapore), 144A	4,800	48,890
Ferguson PLC	18,534	1,684,276

		2,302,298

Transportation Infrastructure — 0.0%
DP World PLC (United Arab Emirates)	3,428	44,887
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	9,126	108,479
Grupo Aeroportuario del Sureste SAB de CV (Mexico) (Class B Stock)	6,991	130,979
International Container Terminal Services, Inc. (Philippines)	24,410	61,822

		346,167

Wireless Telecommunication Services — 0.1%
America Movil SAB de CV (Mexico) (Class L Stock)	358,482	286,293
China Mobile Ltd. (China)	40,500	340,884
Goodman Networks, Inc.*^	3,993	—
Mobile TeleSystems PJSC (Russia), ADR	7,610	77,241
MTN Group Ltd. (South Africa)	6,742	39,652
Taiwan Mobile Co. Ltd. (Taiwan)	25,000	93,374
TIM Participacoes SA (Brazil), ADR(a)	7,671	146,593
Turkcell Iletisim Hizmetleri A/S (Turkey)	25,322	58,849
Vodacom Group Ltd. (South Africa)	17,456	143,824

		1,186,710

TOTAL COMMON STOCKS (cost $800,359,855)		920,034,994

PREFERRED STOCKS — 0.9%
Auto Components — 0.0%
Schaeffler AG (Germany) (PRFC)	32,268	350,223

Automobiles — 0.1%
Volkswagen AG (Germany) (PRFC)	8,259	1,639,423

Banks — 0.3%
Banco Bradesco SA (Brazil) (PRFC)	40,175	361,232
Bank of America Corp., Series L, CVT, 7.250%(a)	1,638	2,373,462
Itau Unibanco Holding SA (Brazil) (PRFC)	114,379	1,054,879
Wells Fargo & Co., Series L, CVT, 7.500%	2,018	2,926,100

		6,715,673

PREFERRED STOCKS (continued)	Shares	Value
Chemicals — 0.1%
International Flavors & Fragrances, Inc., CVT, 6.000%	17,136	$822,699

Diversified Financial Services — 0.0%
GMAC Capital Trust I, Series 2, 7.695%	3,000	78,150

Diversified Telecommunication Services — 0.0%
Telefonica Brasil SA (Brazil) (PRFC)	11,305	162,941

Electric Utilities — 0.0%
NextEra Energy, Inc., CVT, 4.872%(a)	13,900	712,792

Equity Real Estate Investment Trusts (REITs) — 0.0%
Crown Castle International Corp.	614	786,988

Food Products — 0.1%
Bunge Ltd., CVT, 4.875%	9,554	986,204

Health Care Equipment & Supplies — 0.1%
Becton, Dickinson & Co., Series A, CVT, 6.125%	22,880	1,497,725

Interactive Media & Services — 0.0%
MYT Holding Co., 144A*	194,119	171,795

Machinery — 0.0%
Stanley Black & Decker, Inc., CVT, 5.375%(a)	7,206	786,391

Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)	25,408	126,323

Multiline Retail — 0.0%
Claire’s Stores, Inc., CVT*^	265	397,500

Multi-Utilities — 0.1%
Dominion Energy, Inc., Series A, CVT, 7.250%	7,163	766,369
Sempra Energy, Series B, CVT, 6.750%(a)	10,181	1,212,252

		1,978,621

Oil, Gas & Consumable Fuels — 0.0%
Petroleo Brasileiro SA (Brazil) (PRFC)	60,597	454,625

Semiconductors & Semiconductor Equipment — 0.1%
Broadcom, Inc., Series A, CVT, 8.000%(a)	1,700	2,002,549

Wireless Telecommunication Services — 0.0%
Goodman Networks, Inc.*^	4,751	48

TOTAL PREFERRED STOCKS (cost $18,306,222)		19,670,670

	Units

RIGHTS* — 0.0%
Independent Power & Renewable Electricity Producers — 0.0%
Vistra Energy Corp., expiring 01/23/27^	12,314	10,159

Media — 0.0%
Media General, Inc., CVR, expiring 12/31/22^	42,900	4

TOTAL RIGHTS (cost $—)		10,163

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

		Units	Value

WARRANTS* — 0.0%
Media — 0.0%
iHeartMedia, Inc., expiring 05/01/39		9,300	$157,161

Oil, Gas & Consumable Fuels — 0.0%
Ultra Resources, Inc., expiring 07/14/25		7,742	271

Transportation — 0.0%
Jack Cooper, expiring 10/29/27^		117	—

TOTAL WARRANTS (cost $173,261)			157,432

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 6.8%
Automobiles — 3.5%
ACC Trust,
Series 2019-01, Class A, 144A
3.750%	05/20/22	785	789,537
Series 2019-01, Class B, 144A
4.470%	10/20/22	1,115	1,132,292
Series 2019-01, Class C, 144A
6.410%	02/20/24	520	530,824
Series 2019-02, Class A, 144A
2.820%	02/21/23	1,051	1,051,229
Series 2019-02, Class B, 144A
3.630%	08/21/23	830	832,842
American Credit Acceptance Receivables Trust,
Series 2017-02, Class E, 144A
5.520%	03/12/24	280	287,952
Series 2018-01, Class D, 144A
3.930%	04/10/24	1,795	1,826,034
Series 2018-04, Class C, 144A
3.970%	01/13/25	1,910	1,932,272
Series 2019-01, Class C, 144A
3.500%	04/14/25	2,424	2,453,422
Series 2019-01, Class D, 144A
3.810%	04/14/25	2,120	2,165,235
Series 2019-01, Class E, 144A
4.840%	04/14/25	995	1,021,417
Series 2019-01, Class F, 144A
6.060%	12/12/25	645	658,472
Series 2019-02, Class B, 144A
3.050%	05/12/23	340	342,985
Series 2019-02, Class C, 144A
3.170%	06/12/25	170	172,106
Series 2019-03, Class C, 144A
2.760%	09/12/25	285	285,904
Series 2019-03, Class E, 144A
3.800%	09/12/25	400	398,572
AmeriCredit Automobile Receivables Trust,
Series 2019-01, Class C
3.360%	02/18/25	365	374,463
Series 2019-01, Class D
3.620%	03/18/25	470	482,650
CIG Auto Receivables Trust,
Series 2019-01A, Class B, 144A
3.590%	08/15/24	2,090	2,124,814

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Series 2019-01A, Class C, 144A
3.820%	08/15/24	505	$507,365
Series 2019-01A, Class D, 144A
4.850%	05/15/26	490	494,189
CPS Auto Receivables Trust,
Series 2019-A, Class D, 144A
4.350%	12/16/24	170	176,143
Credit Acceptance Auto Loan Trust,
Series 2017-02A, Class B, 144A
3.020%	04/15/26	1,200	1,205,818
Series 2019-01A, Class B, 144A
3.750%	04/17/28	1,925	1,976,929
Series 2019-03A, Class C, 144A
3.060%	03/15/29	600	599,582
Drive Auto Receivables Trust,
Series 2019-01, Class D
4.090%	06/15/26	700	718,591
Series 2019-02, Class C
3.420%	06/16/25	2,185	2,222,018
Series 2019-02, Class D
3.690%	08/17/26	2,465	2,519,967
DT Auto Owner Trust,
Series 2016-04A, Class D, 144A
3.770%	10/17/22	1,924	1,934,048
Series 2017-01A, Class D, 144A
3.550%	11/15/22	138	138,906
Series 2017-02A, Class E, 144A
6.030%	01/15/24	1,080	1,121,767
Series 2017-04A, Class E, 144A
5.150%	11/15/24	1,255	1,292,340
Series 2018-03A, Class D, 144A
4.190%	07/15/24	405	416,605
Series 2019-01A, Class D, 144A
3.870%	11/15/24	2,520	2,575,698
Series 2019-01A, Class E, 144A
4.940%	02/17/26	1,545	1,589,844
Exeter Automobile Receivables Trust,
Series 2016-02A, Class D, 144A
8.250%	04/17/23	815	852,142
Series 2018-01A, Class D, 144A
3.530%	11/15/23	1,405	1,433,345
Series 2018-02A, Class D, 144A
4.040%	03/15/24	1,320	1,349,802
Series 2018-04A, Class D, 144A
4.350%	09/16/24	2,910	3,006,920
Series 2019-01A, Class E, 144A
5.200%	01/15/26	480	498,051
Series 2019-03A, Class D, 144A
3.110%	08/15/25	630	633,104
Series 2019-04A, Class C, 144A
2.440%	09/16/24	1,360	1,354,599
Ford Credit Auto Owner Trust,
Series 2016-02, Class A, 144A
2.030%	12/15/27	593	592,718
GLS Auto Receivables Issuer Trust,
Series 2019-01A, Class C, 144A
3.870%	12/16/24	1,285	1,315,128

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Series 2019-01A, Class D, 144A
4.940%	12/15/25	460	$473,679
GLS Auto Receivables Trust,
Series 2018-01A, Class B, 144A
3.520%	08/15/23	785	794,202
Hertz Vehicle Financing LP,
Series 2018-01A, Class A, 144A
3.290%	02/25/24	3,850	3,931,194
Hyundai Auto Receivables Trust,
Series 2016-A, Class D
3.230%	12/15/22	3,080	3,097,388
Nissan Auto Receivables Owner Trust,
Series 2018-C, Class A3
3.220%	06/15/23	416	423,803
Prestige Auto Receivables Trust,
Series 2017-01A, Class D, 144A
3.610%	10/16/23	510	516,461
Santander Drive Auto Receivables Trust,
Series 2019-01, Class C
3.420%	04/15/25	837	850,563
Series 2019-01, Class D
3.650%	04/15/25	1,590	1,624,268
Santander Revolving Auto Loan Trust,
Series 2019-A, Class A, 144A
2.510%	01/26/32	2,290	2,279,306
Series 2019-A, Class C, 144A
3.000%	01/26/32	640	636,254
Series 2019-A, Class D, 144A
3.450%	01/26/32	2,585	2,579,786
Westlake Automobile Receivables Trust,
Series 2018-03A, Class D, 144A
4.000%	10/16/23	3,740	3,832,660
Series 2018-03A, Class F, 144A
6.020%	02/18/25	1,265	1,302,200
Series 2019-01A, Class C, 144A
3.450%	03/15/24	1,205	1,220,697
Series 2019-01A, Class D, 144A
3.670%	03/15/24	4,545	4,619,892
Series 2019-01A, Class E, 144A
4.490%	07/15/24	1,130	1,151,354
Series 2019-02A, Class C, 144A
2.840%	07/15/24	260	261,214

			78,983,562

Consumer Loans — 0.4%
CLUB Credit Trust,
Series 2017-P02, Class B, 144A
3.560%	01/15/24	535	536,315
Conn’s Receivables Funding LLC,
Series 2018-A, Class C, 144A
6.020%	01/15/23	645	649,474
Series 2019-A, Class B, 144A
4.360%	10/16/23	160	160,992
Series 2019-A, Class C, 144A
5.290%	10/16/23	1,000	1,009,488
FREED ABS Trust,
Series 2018-01, Class B, 144A
4.560%	07/18/24	100	101,410

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Consumer Loans (continued)
Series 2018-02, Class B, 144A
4.610%	10/20/25	685	$698,650
Series 2019-01, Class B, 144A
3.870%	06/18/26	100	100,774
Marlette Funding Trust,
Series 2019-04A, Class A, 144A
2.390%	12/17/29	736	736,139
OneMain Financial Issuance Trust,
Series 2016-01A, Class B, 144A
4.570%	02/20/29	100	100,673
Series 2017-01A, Class C, 144A
3.350%	09/14/32	335	335,732
Series 2018-02A, Class A, 144A
3.570%	03/14/33	2,660	2,728,643
Series 2019-01A, Class B, 144A
3.790%	02/14/31	134	136,550
Oportun Funding LLC,
Series 2017-A, Class B, 144A
3.970%(cc)	06/08/23	800	804,034
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
4.642%(c)	02/25/23	1,110	1,116,549
Prosper Marketplace Issuance Trust,
Series 2019-02A, Class B, 144A
3.690%	09/15/25	550	554,781
Regional Management Issuance Trust,
Series 2018-01, Class A, 144A
3.830%	07/15/27	114	114,498
Series 2018-02, Class A, 144A
4.560%	01/18/28	103	104,894
Springleaf Funding Trust,
Series 2017-AA, Class B, 144A
3.100%	07/15/30	115	115,468

			10,105,064

Credit Cards — 0.1%
Capital One Multi-Asset Execution Trust,
Series 2015-A03, Class A3, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
2.140%(c)	03/15/23	184	184,143
Citibank Credit Card Issuance Trust,
Series 2016-A03, Class A3, 1 Month LIBOR + 0.490% (Cap N/A, Floor 0.000%)
2.200%(c)	12/07/23	133	133,734
Series 2017-A04, Class A4, 1 Month LIBOR + 0.220% (Cap N/A, Floor 0.000%)
1.930%(c)	04/07/22	450	450,167
Series 2017-A07, Class A7, 1 Month LIBOR + 0.370% (Cap N/A, Floor 0.000%)
2.080%(c)	08/08/24	517	518,148
Series 2018-A02, Class A2, 1 Month LIBOR + 0.330% (Cap N/A, Floor 0.000%)
2.095%(c)	01/20/25	873	873,106
Discover Card Execution Note Trust,
Series 2017-A01, Class A1, 1 Month LIBOR + 0.490% (Cap N/A, Floor 0.000%)
2.230%(c)	07/15/24	200	201,001

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Credit Cards (continued)
Series 2017-A03, Class A3, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.000%)
1.970%(c)	10/17/22	100	$100,044
Series 2018-A03, Class A3, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.230%)
1.970%(c)	12/15/23	311	311,232
Series 2019-A02, Class A, 1 Month LIBOR + 0.270% (Cap N/A, Floor 0.000%)
2.010%(c)	12/15/23	299	299,253

			3,070,828

Home Equity Loans — 0.3%
ABFC Trust,
Series 2006-OPT02, Class A2, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	10/25/36	256	236,789
Accredited Mortgage Loan Trust,
Series 2003-03, Class A1
5.210%	01/25/34	79	82,496
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-FM01, Class A2B, 1 Month LIBOR + 0.090% (Cap N/A, Floor 0.090%)
1.882%(c)	07/25/36	327	120,334
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2005-HE06, Class M3, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.530%)
2.587%(c)	07/25/35	468	467,847
Citigroup Mortgage Loan Trust,
Series 2007-AMC01, Class A1, 144A, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
1.952%(c)	12/25/36	141	94,408
Countrywide Asset-Backed Certificates,
Series 2007-02, Class 2A3, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	08/25/37	115	112,465
GSAA Home Equity Trust,
Series 2006-01, Class A2, 1 Month LIBOR + 0.220% (Cap N/A, Floor 0.220%)
2.012%(c)	01/25/36	72	34,678
Series 2006-19, Class A2, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
1.972%(c)	12/25/36	62	27,904
Series 2007-02, Class AF4A
5.983%	03/25/37	108	44,224
Series 2007-04, Class A1, 1 Month LIBOR + 0.100% (Cap N/A, Floor 0.100%)
1.892%(c)	03/25/37	19	8,509
Series 2007-05, Class 1AV1, 1 Month LIBOR + 0.100% (Cap N/A, Floor 0.100%)
1.892%(c)	05/25/37	80	38,819
Series 2007-07, Class 1A2, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
1.972%(c)	07/25/37	38	36,894
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2004-C, Class M1, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.560%)
2.632%(c)	03/25/35	1,043	1,022,133

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW02, Class AV4, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	08/25/36	4	$4,374
MASTR Asset-Backed Securities Trust,
Series 2005-WF01, Class M4, 1 Month LIBOR + 0.885% (Cap N/A, Floor 0.590%)
2.677%(c)	06/25/35	115	114,674
Series 2006-HE04, Class A2, 1 Month LIBOR + 0.110% (Cap N/A, Floor 0.110%)
1.902%(c)	11/25/36	83	38,178
Series 2006-HE04, Class A3, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	11/25/36	106	49,139
Merrill Lynch Mortgage Investors Trust,
Series 2005-AR01, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.500%)
2.542%(c)	06/25/36	495	494,268
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-SD03, Class M1, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)
2.842%(c)	06/25/34	3	2,520
Series 2005-HE03, Class M4, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.650%)
2.767%(c)	07/25/35	37	37,361
Series 2007-HE07, Class A2B, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.792%(c)	07/25/37	54	54,290
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV3, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
1.972%(c)	06/25/37	32	31,697
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2006-HE01, Class M1, 1 Month LIBOR + 0.410% (Cap N/A, Floor 0.410%)
2.202%(c)	02/25/36	32	31,259
NovaStar Mortgage Funding Trust,
Series 2003-01, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.390%)
2.572%(c)	05/25/33	903	893,909
Series 2003-04, Class M1, 1 Month LIBOR + 1.065% (Cap 11.000%, Floor 0.710%)
2.857%(c)	02/25/34	706	682,033
Series 2006-04, Class A2C, 1 Month LIBOR + 0.150% (Cap 11.000%, Floor 0.150%)
1.942%(c)	09/25/36	167	93,230
Series 2006-04, Class A2D, 1 Month LIBOR + 0.250% (Cap 11.000%, Floor 0.250%)
2.042%(c)	09/25/36	66	37,474
Series 2007-01, Class A1A, 1 Month LIBOR + 0.130% (Cap 11.000%, Floor 0.130%)
1.922%(c)	03/25/37	264	201,893
Option One Mortgage Loan Trust,
Series 2005-03, Class M2, 1 Month LIBOR + 0.735% (Cap N/A, Floor 0.490%)
2.527%(c)	08/25/35	40	39,776

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (continued)
RASC Trust,
Series 2004-KS05, Class AI5
4.734%(cc)	06/25/34	159	$159,047
Series 2005-KS02, Class M1, 1 Month LIBOR + 0.645% (Cap N/A, Floor 0.430%)
2.437%(c)	03/25/35	22	22,279
Soundview Home Loan Trust,
Series 2006-01, Class A4, 1 Month LIBOR + 0.300% (Cap N/A, Floor 0.300%)
2.092%(c)	02/25/36	61	60,789
Series 2006-EQ01, Class A3, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
1.952%(c)	10/25/36	99	97,617
Series 2006-OPT01, Class 1A1, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
1.972%(c)	03/25/36	243	240,398
Series 2006-OPT02, Class A3, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
1.972%(c)	05/25/36	33	33,185
Series 2006-OPT03, Class 1A1, 1 Month LIBOR + 0.155% (Cap N/A, Floor 0.155%)
1.947%(c)	06/25/36	351	346,527
Series 2006-OPT04, Class 1A1, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	06/25/36	217	211,963
Series 2007-01, Class 2A3, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
1.962%(c)	03/25/37	44	43,915
Series 2007-OPT03, Class 2A3, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
1.972%(c)	08/25/37	98	95,501
Structured Asset Securities Corp. Pass-Through Certificates,
Series 2002-AL01, Class A2
3.450%	02/25/32	42	42,154
Terwin Mortgage Trust,
Series 2006-03, Class 2A2, 144A, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
2.002%(c)	04/25/37	68	66,108

			6,553,058

Manufactured Housing — 0.0%
Mid-State Capital Corp. Trust,
Series 2006-01, Class A, 144A
5.787%	10/15/40	472	505,055

Other — 0.6%
Business Jet Securities LLC,
Series 2018-01, Class A, 144A
4.335%	02/15/33	1,349	1,363,024
Colony American Finance Ltd. (Cayman Islands),
Series 2016-02, Class A, 144A
2.554%	11/15/48	943	940,910
Driven Brands Funding LLC,
Series 2019-01A, Class A2, 144A
4.641%	04/20/49	1,692	1,745,962
Fannie Mae Grantor Trust,
Series 2017-T01, Class A
2.898%	06/25/27	2,003	2,053,471

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (continued)
Golden Bear LLC,
Series 2016-01A, Class A, 144A
3.750%	09/20/47	1,540	$1,575,747
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
4.142%(c)	04/25/23	225	225,238
Progress Residential Trust,
Series 2017-SFR02, Class A, 144A
2.897%	12/17/34	4,891	4,890,993
Vantage Data Centers Issuer LLC,
Series 2018-01A, Class A2, 144A
4.072%	02/16/43	1,963	2,026,147

			14,821,492

Residential Mortgage-Backed Securities — 1.9%
Bear Stearns Asset-Backed Securities Trust,
Series 2003-SD01, Class A, 1 Month LIBOR + 0.900% (Cap 11.000%, Floor 0.450%)
2.692%(c)	12/25/33	107	104,798
Carrington Mortgage Loan Trust,
Series 2005-NC05, Class M1, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.480%)
2.272%(c)	10/25/35	233	232,065
Series 2006-NC02, Class A3, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	06/25/36	317	312,689
Series 2007-FRE01, Class A2, 1 Month LIBOR + 0.200% (Cap 14.500%, Floor 0.200%)
1.992%(c)	02/25/37	65	64,460
Series 2007-HE01, Class A2, 1 Month LIBOR + 0.150% (Cap 14.500%, Floor 0.150%)
1.942%(c)	06/25/37	36	36,093
Series 2007-RFC01, Class A2, 1 Month LIBOR + 0.100% (Cap 14.500%, Floor 0.100%)
1.892%(c)	12/25/36	9	9,287
Countrywide Asset-Backed Certificates,
Series 2005-AB04, Class 2A1, 1 Month LIBOR + 0.270% (Cap N/A, Floor 0.270%)
2.062%(c)	03/25/36	1,815	1,755,749
Series 2006-08, Class 2A3, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
1.952%(c)	12/25/35	118	117,140
Series 2006-BC03, Class 2A3, 1 Month LIBOR + 0.240% (Cap N/A, Floor 0.240%)
2.032%(c)	02/25/37	76	76,134
Series 2007-08, Class 2A3, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.190%)
1.982%(c)	11/25/37	213	209,981
Countrywide Asset-Backed Certificates Trust,
Series 2006-11, Class 3AV2, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
1.952%(c)	09/25/46	92	90,463
Series 2006-14, Class 2A2, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	02/25/37	1	1,212

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2006-18, Class 2A2, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
1.952%(c)	03/25/37	185	$182,666
Credit-Based Asset Servicing & Securitization LLC,
Series 2006-CB08, Class A1, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	10/25/36	147	136,420
Ellington Loan Acquisition Trust,
Series 2007-02, Class A2E, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
2.892%(c)	05/25/37	11	11,199
FBR Securitization Trust,
Series 2005-02, Class M2, 1 Month LIBOR + 0.750% (Cap 14.000%, Floor 0.500%)
2.542%(c)	09/25/35	178	176,200
Series 2005-05, Class M1, 1 Month LIBOR + 0.690% (Cap 14.000%, Floor 0.460%)
2.482%(c)	11/25/35	112	111,280
Fieldstone Mortgage Investment Trust,
Series 2006-02, Class 2A3, 1 Month LIBOR + 0.270% (Cap 12.250%, Floor 0.270%)
2.248%(c)	07/25/36	53	33,337
First Franklin Mortgage Loan Trust,
Series 2003-FF04, Class M1, 1 Month LIBOR + 1.800% (Cap N/A, Floor 1.200%)
3.491%(c)	10/25/33	1,948	1,948,010
Series 2004-FFH03, Class M1, 1 Month LIBOR + 0.870% (Cap N/A, Floor 0.580%)
2.662%(c)	10/25/34	601	600,986
Series 2006-FF08, Class IA1, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.000%)
1.932%(c)	07/25/36	181	177,907
Series 2006-FF12, Class A4, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	09/25/36	19	18,967
Series 2006-FF14, Class A5, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
1.952%(c)	10/25/36	317	309,925
Fremont Home Loan Trust,
Series 2005-01, Class M4, 1 Month LIBOR + 1.020% (Cap N/A, Floor 0.680%)
2.812%(c)	06/25/35	40	39,580
Series 2006-01, Class 1A1, 1 Month LIBOR + 0.155% (Cap N/A, Floor 0.155%)
1.947%(c)	04/25/36	134	131,443
GMAT Trust,
Series 2013-01A, Class A, 144A
6.967%	11/25/43	3	3,217
GSAMP Trust,
Series 2005-WMC01, Class M1, 1 Month LIBOR + 0.735% (Cap N/A, Floor 0.490%)
2.527%(c)	09/25/35	56	55,146
Series 2006-FM01, Class A1, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
1.952%(c)	04/25/36	164	122,359
Series 2006-HE03, Class A2C, 1 Month LIBOR + 0.160% (Cap N/A, Floor 0.160%)
1.952%(c)	05/25/46	136	133,937

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2007-HE01, Class A2C, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	03/25/47	217	$211,451
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2006-C, Class 2A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)
1.922%(c)	08/25/36	144	135,132
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH03, Class A1A, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
1.962%(c)	03/25/37	345	342,007
Long Beach Mortgage Loan Trust,
Series 2006-WL01, Class 2A4, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.340%)
2.472%(c)	01/25/46	62	61,402
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-H01, Class 1A1, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.792%(c)	10/25/37	167	166,785
MFA LLC,
Series 2018-NPL01, Class A1, 144A
3.875%	05/25/48	4,371	4,397,476
Series 2018-NPL02, Class A1, 144A
4.164%	07/25/48	2,152	2,152,720
New Century Home Equity Loan Trust,
Series 2006-02, Class A2B, 1 Month LIBOR + 0.160% (Cap 12.500%, Floor 0.160%)
1.952%(c)	08/25/36	141	135,433
Ownit Mortgage Loan Trust,
Series 2006-01, Class AV, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.230%)
2.022%(c)	12/25/35	92	90,717
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2005-WHQ03, Class M3, 1 Month LIBOR + 0.705% (Cap N/A, Floor 0.470%)
2.497%(c)	06/25/35	90	89,637
Series 2005-WHQ04, Class M1, 1 Month LIBOR + 0.470% (Cap N/A, Floor 0.470%)
2.262%(c)	09/25/35	62	62,219
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-WWF01, Class M4, 1 Month LIBOR + 1.650% (Cap N/A, Floor 1.100%)
3.442%(c)	12/25/34	2,036	2,036,971
People’s Choice Home Loan Securities Trust,
Series 2005-04, Class 1A2, 1 Month LIBOR + 0.520% (Cap 12.850%, Floor 0.260%)
2.312%(c)	12/25/35	18	17,745
Popular ABS Mortgage Pass-Through Trust,
Series 2005-04, Class M1, 1 Month LIBOR + 0.460% (Cap 14.000%, Floor 0.460%)
2.252%(c)	09/25/35	96	94,397
Pretium Mortgage Credit Partners I LLC,
Series 2018-NPL04, Class A1, 144A
4.826%	09/25/58	670	673,025
Series 2018-NPL04, Class A2, 144A
6.049%	09/25/58	1,000	1,003,156
Series 2019-NPL02, Class A1, 144A
3.844%	12/25/58	1,982	1,986,090

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2019-NPL03, Class A1, 144A
3.105%	07/27/59	920	$919,343
PRPM LLC,
Series 2019-02A, Class A1, 144A
3.967%	04/25/24	1,552	1,555,793
Series 2019-04A, Class A1, 144A
3.351%	11/25/24	1,190	1,189,552
RAAC Trust,
Series 2007-SP02, Class A2, 1 Month LIBOR + 0.400% (Cap 14.000%, Floor 0.400%)
2.192%(c)	06/25/47	17	16,906
RAMP Trust,
Series 2006-RZ03, Class M1, 1 Month LIBOR + 0.350% (Cap 14.000%, Floor 0.350%)
2.142%(c)	08/25/36	5,060	4,916,693
RASC Trust,
Series 2007-KS03, Class AI3, 1 Month LIBOR + 0.250% (Cap 14.000%, Floor 0.250%)
2.042%(c)	04/25/37	65	64,671
Saxon Asset Securities Trust,
Series 2007-01, Class A2C, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	01/25/47	92	91,076
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-NC03, Class A1, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	09/25/36	149	106,260
Series 2007-NC02, Class A2B, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	01/25/37	57	51,994
Soundview Home Loan Trust,
Series 2005-02, Class M5, 1 Month LIBOR + 0.990% (Cap N/A, Floor 0.660%)
2.782%(c)	07/25/35	38	37,999
Series 2005-OPT03, Class A1, 1 Month LIBOR + 0.260% (Cap N/A, Floor 0.260%)
2.052%(c)	11/25/35	24	23,964
Stanwich Mortgage Loan Trust,
Series 2019-NPB02, Class A1, 144A
3.475%	11/16/24	1,479	1,476,147
Structured Asset Investment Loan Trust,
Series 2006-02, Class A3, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.180%)
2.152%(c)	04/25/36	143	142,437
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC05, Class A4, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
1.962%(c)	12/25/36	34	33,500
Series 2007-WF01, Class A4, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
1.992%(c)	02/25/37	101	100,136
Towd Point Mortgage Trust,
Series 2015-03, Class A4B, 144A
3.500%(cc)	03/25/54	94	94,502
Series 2016-04, Class A1, 144A
2.250%(cc)	07/25/56	144	142,689
Series 2017-06, Class A1, 144A
2.750%(cc)	10/25/57	71	71,629

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Series 2019-HY02, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.792%(c)	05/25/58	329	$330,420
Vericrest Opportunity Loan Trust,
Series 2019-NPL02, Class A1, 144A
3.967%	02/25/49	2,732	2,739,513
Series 2019-NPL03, Class A2, 144A
6.170%	03/25/49	1,550	1,561,630
Series 2019-NPL04, Class A2, 144A
5.438%	08/25/49	410	409,813
Series 2019-NPL07, Class A1A, 144A
3.179%	10/25/49	4,740	4,721,089
VOLT LXIV LLC,
Series 2017-NP11, Class A1, 144A
3.375%	10/25/47	185	184,977
VOLT LXXV LLC,
Series 2019-NPL01, Class A1A, 144A
4.336%	01/25/49	776	780,987
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2006-03, Class A2, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	01/25/37	23	23,136

			42,645,869

TOTAL ASSET-BACKED SECURITIES
(cost $155,463,143)			156,684,928

BANK LOANS — 3.3%
Advertising — 0.1%
Clear Channel Outdoor Holdings, Inc.,
Term B Loan, 1 Month LIBOR + 3.500%
5.299%(c)	08/21/26	1,007	1,012,198
Red Ventures LLC,
First Lien Term B-1 Loan, 1 Month LIBOR + 3.000%
4.799%(c)	11/08/24	142	142,454

			1,154,652

Aerospace & Defense — 0.1%
TransDigm, Inc.,
2018 New Tranche E Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	05/30/25	985	986,194
2018 New Tranche F Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	06/09/23	124	123,972
New Tranche G Term Loans, 1 Month LIBOR + 2.500%
4.299%(c)	08/22/24	98	98,708

			1,208,874

Airlines — 0.0%
American Airlines, Inc.,
2017 Replacement Class B Term Loan, 1 Month LIBOR + 2.000%
3.740%(c)	12/14/23	495	496,035
Kestrel Bidco, Inc. (Canada),
Initial Term Loan, 1 Month LIBOR + 3.000%
4.718%(c)	12/11/26	362	364,650

			860,685

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Auto Manufacturers — 0.0%
Navistar, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.500%
5.240%(c)	11/06/24	77	$76,500

Auto Parts & Equipment — 0.0%
Adient US LLC,
Initial Term Loan, 3 Month LIBOR + 4.250%
6.169%(c)	05/06/24	249	250,516
American Axle & Manufacturing, Inc.,
Tranche B Term Loan, 1 - 3 Month LIBOR + 2.250%
4.143%(c)	04/06/24	632	629,568

			880,084

Biotechnology — 0.0%
Concordia International Corp. (Canada),
Term Loan, 3 Month LIBOR + 5.500%
7.447%(c)	09/06/24	1,003	932,715

Building Materials — 0.0%
API Group, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	10/01/26	347	349,609
Summit Materials LLC,
New Term Loan B, 1 Month LIBOR + 2.000%
3.799%(c)	11/21/24	542	543,990

			893,599

Chemicals — 0.1%
Axalta Coating Systems US Holdings, Inc.,
Term B-3 Dollar Loan, 3 Month LIBOR + 1.750%
3.695%(c)	06/01/24	451	451,407
INEOS Enterprises Holdings US Finco LLC,
Initial Tranche B Dollar Term Loan, 3 Month LIBOR + 4.000%
5.914%(c)	07/31/26	314	314,409
Trinseo Materials Operating SCA,
2018 Term Loan, 1 Month LIBOR + 2.000%
3.799%(c)	09/06/24	360	360,375
Tronox Finance LLC,
First Lien Initial Dollar Term Loan, 1 - 3 Month LIBOR + 2.750%
4.622%(c)	09/23/24	227	227,030

			1,353,221

Commercial Services — 0.2%
Allied Universal Holdco LLC,
Initial Term Loan, 1 Month LIBOR + 4.250%
6.049%(c)	07/10/26	127	127,908
CHG Healthcare Services, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	06/07/23	937	941,291
Ensemble RCM LLC,
Closing Date Term Loan, 3 Month LIBOR + 3.750%
5.659%(c)	08/01/26	156	156,987
Financial & Risk Holdings, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	10/01/25	249	251,345
Hertz Corp. (The),
Tranche B-1 Term Loan, 1 Month LIBOR + 2.750%
4.550%(c)	06/30/23	366	367,508

Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (continued)
Commercial Services (continued)
NorthRiver Midstream Finance LP (Canada),
Initial Term B Loan, 3 Month LIBOR + 3.250%
5.349%(c)	10/01/25^	84		$84,174
Prime Security Services Borrower LLC,
2019 Refinancing Term B-1 Loan, 1 Month LIBOR + 3.250%
4.944%(c)	09/23/26	988		989,086
St. George’s University Scholastic Services LLC (Canada),
Term Loan, 1 Month LIBOR + 3.500%
5.300%(c)	07/17/25^	484		488,835
Syniverse Holdings, Inc.,
Tranche C Term Loan, 2 Month LIBOR + 5.000%
6.846%(c)	03/09/23	428		396,273
Team Health Holdings, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	02/06/24	602		484,213
Trans Union LLC,
Term B-5 Loan, 1 Month LIBOR + 1.750%
3.452%(c)	11/16/26	327		328,211

				4,615,831

Computers — 0.0%
Access CIG LLC,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
5.441%(c)	02/27/25	174		173,752
Ensono LP,
First Lien Term Loan, 1 Month LIBOR + 5.250%
7.049%(c)	06/27/25	49		48,752
VeriFone Systems, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 4.000%
5.899%(c)	08/20/25	137		135,675

				358,179

Distribution/Wholesale — 0.0%
CSC SW Holdco, Inc.,
Term B-1 Loan, 3 Month LIBOR + 3.250%
5.251%(c)	11/14/22	—	(r)	—

Diversified Financial Services — 0.0%
Dawn Acquisition LLC,
Initial Term Loan, 3 Month LIBOR + 3.750%
5.695%(c)	12/31/25	264		250,516

Electric — 0.1%
AES Corp.,
2018 Other Term Loan, 3 Month LIBOR + 1.750%
3.659%(c)	05/31/22	34		34,031
Calpine Construction Finance Co. LP,
Term B Loan, 1 Month LIBOR + 2.500%
4.299%(c)	01/15/25	667		669,649
Calpine Corp.,
Term Loan (05/15), 3 Month LIBOR + 2.250%
4.200%(c)	01/15/24	148		149,188
Carroll Cnty. Energy LLC,
Term Loan, 3 Month LIBOR + 3.500%
5.445%(c)	02/06/26	35		35,172
Edgewater Generation LLC,
Term Loan, 1 Month LIBOR + 3.750%
5.549%(c)	12/15/25	281		267,943

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Electric (continued)
Exgen Renewables IV LLC,
Loan, 3 Month LIBOR + 3.000%
4.910%(c)	11/28/24^	200	$197,500
Frontera Generation Holdings LLC,
Initial Term Loan, 1 Month LIBOR + 4.250%
5.990%(c)	05/02/25	199	168,734
Invenergy Thermal Operating I LLC,
Term Loan, 1 Month LIBOR + 3.500%
5.299%(c)	08/28/25	161	162,247
Kestrel Acquisition LLC,
Term B Advance, 1 Month LIBOR + 4.250%
6.050%(c)	06/02/25	314	282,138
Pike Corp.,
2019 New Term Loans, 1 Month LIBOR + 3.250%
5.050%(c)	07/24/26	332	333,995

			2,300,597

Electronics — 0.0%
II-VI, Inc.,
Term B Loan, 1 Month LIBOR + 3.500%
5.299%(c)	09/24/26^	131	131,627

Energy-Alternate Sources — 0.0%
CPV Shore Holdings LLC,
Term B Advance, 1 Month LIBOR + 3.750%
5.550%(c)	12/29/25^	54	54,501

Entertainment — 0.2%
Alpha Topco Ltd. (United Kingdom),
2018 Incremental New Facility B-3 Loan, 1 Month LIBOR + 2.500%
4.299%(c)	02/01/24	340	341,169
AMC Entertainment Holdings, Inc.,
Term B-1 Loan, 1 Month LIBOR + 3.000%
4.800%(c)	04/22/26	417	419,343
CCM Merger, Inc.,
Term Loan, 1 Month LIBOR + 2.250%
4.049%(c)	08/06/21	854	856,367
CEOC LLC,
Term B Loan, 1 Month LIBOR + 2.000%
3.799%(c)	10/07/24	404	405,946
Crown Finance US, Inc.,
Initial Dollar Tranche Term Loan, 1 Month LIBOR + 2.250%
4.049%(c)	02/28/25	368	367,156
Gateway Casinos & Entertainment Ltd. (Canada),
Initial Term Loan, 3 Month LIBOR + 3.000%
4.945%(c)	12/01/23	473	470,978
NAI Entertainment Holdings LLC,
Tranche B Term Loan, 1 Month LIBOR + 2.500%
4.300%(c)	05/08/25	149	148,590
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%
4.501%(c)	08/14/24	1,185	1,187,134
WMG Acquisition Corp.,
Tranche F Term Loan, 1 Month LIBOR + 2.125%
3.924%(c)	11/01/23	1,280	1,285,800

			5,482,483

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Foods — 0.2%
Albertson’s LLC,
2019 Term B-8 Loan, 1 Month LIBOR + 2.750%
4.549%(c)	08/17/26	918	$925,809
2019-1 Term B-7 Loan, 1 Month LIBOR + 2.750%
4.549%(c)	11/17/25	35	35,670
Atkins Nutritionals Holdings, Inc.,
Initial Term Loan, 3 Month LIBOR + 3.750%
5.734%(c)	07/08/24^	225	226,687
B&G Foods, Inc.,
Tranche B-4 Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	10/10/26	265	267,214
Dole Food Co., Inc.,
Tranche B Term Loan, 1 Month LIBOR + 2.750%
4.532%(c)	04/06/24	1,087	1,082,256
H-Food Holdings LLC,
Initial Term Loan, 1 Month LIBOR + 3.688%
5.487%(c)	05/23/25	591	584,105
Hostess Brands LLC,
2019 Refinancing Term B Loan, 1 - 3 Month LIBOR + 2.250%
4.135%(c)	08/03/25	272	271,998
JBS USA LUX SA,
New Term Loan, 1 Month LIBOR + 2.000%
3.702%(c)	05/01/26	509	512,070
Moran Foods LLC,
Initial Term Loan, 1 Month LIBOR + 6.750%
8.549%(c)	12/05/23	1,134	399,682
United Natural Foods, Inc.,
Initial Term Loan, 1 Month LIBOR + 4.250%
6.049%(c)	10/22/25	595	508,327

			4,813,818

Healthcare-Products — 0.0%
Albany Molecular Research, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	08/30/24	344	341,975

Healthcare-Services — 0.2%
Acadia Healthcare Co., Inc.,
Tranche B-4 Term Loan, 1 Month LIBOR + 2.500%
4.299%(c)	02/16/23	435	435,954
Air Medical Group Holdings, Inc.,
2017-2 New Term Loan, 1 Month LIBOR + 4.250%
5.952%(c)	03/14/25	56	53,865
CVS Holdings I LP,
Term Loan,
—%(p)	02/06/25^	174	174,650
Da Vinci Purchaser Corp.,
Term Loan,
—%(p)	12/13/26^	280	280,000
DaVita, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 2.250%
4.049%(c)	08/12/26	474	476,823
Envision Healthcare Corp.,
Initial Term Loan, 1 Month LIBOR + 3.750%
5.549%(c)	10/10/25	527	447,878
MPH Acquisition Holdings LLC,
Initial Term Loan, 3 Month LIBOR + 2.750%
4.695%(c)	06/07/23	1,343	1,322,099

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Healthcare-Services (continued)
Syneos Health, Inc.,
Replacement Term B Loan, 1 Month LIBOR + 2.000%
3.799%(c)	08/01/24	190	$190,384
Tivity Health, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 5.250%
7.049%(c)	03/06/26	130	129,569

			3,511,222

Holding Companies-Diversified — 0.0%
Quidditch Acquisition, Inc.,
Term B Loan (First Lien), 1 Month LIBOR + 7.000%
8.799%(c)	03/21/25^	246	246,241

Household Products/Wares — 0.0%
Kronos Acquisition Holdings, Inc. (Canada),
Term B-3 Loan, 3 Month LIBOR + 4.000%
5.792%(c)	05/15/23	245	240,712

Insurance — 0.1%
Alliant Holdings Intermediate LLC,
Initial Term Loan (2018), 1 Month LIBOR + 3.000%
4.799%(c)	05/09/25	119	118,697
Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	11/03/24	442	443,770
Replacement B-6 Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	11/03/23	181	182,506
Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%
8.299%(c)	08/04/25	177	179,295
HUB International Ltd.,
Initial Term Loan, 3 Month LIBOR + 2.850%
4.815%(c)	04/25/25	452	450,973
USI, Inc.,
Term Loan B, 3 Month LIBOR + 3.000%
4.945%(c)	05/16/24	400	399,612

			1,774,853

Internet — 0.1%
Barracuda Networks, Inc.,
Senior Secured First Lien Term Loan, 3 Month LIBOR + 3.250%
5.160%(c)	02/12/25	174	174,914
Go Daddy Operating Co. LLC,
Tranche B-2 Term Loan, 1 Month LIBOR + 1.750%
3.549%(c)	02/15/24	175	175,278
GoodRx, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	10/10/25	403	405,599
Hoya Midco LLC,
First Lien Initial Term Loan, 1 Month LIBOR + 3.500%
5.299%(c)	06/30/24	491	487,862
Shutterfly, Inc.,
First Lien Term B Loan, 1 Month LIBOR + 6.000%
7.799%(c)	09/25/26	175	163,625
Web.com Group, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%
5.495%(c)	10/10/25	321	320,045

			1,727,323

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Investment Companies — 0.1%
Getty Images, Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 4.500%
6.313%(c)	02/19/26	279	$279,644
LSF9 Atlantis Holdings LLC,
Senior Lien Term Loan, 1 Month LIBOR + 6.000%
7.736%(c)	05/01/23	30	27,660
UFC Holdings LLC,
Term B Loan, 1 Month LIBOR + 3.250%
5.050%(c)	04/29/26	661	664,766

			972,070

Leisure Time — 0.0%
ClubCorp Holdings, Inc.,
Term B Loan (First Lien), 3 Month LIBOR + 2.750%
4.695%(c)	09/18/24	190	178,752
Equinox Holdings, Inc.,
Incremental Term B-1 Loan (First Lien), 1 Month LIBOR + 3.000%
4.799%(c)	03/08/24	574	576,059

			754,811

Lodging — 0.1%
CityCenter Holdings LLC,
Refinancing Term Loan, 1 Month LIBOR + 2.250%
4.049%(c)	04/18/24	985	988,183
Golden Nugget LLC,
B Term Loan, 1 - 3 Month LIBOR + 2.750%
4.675%(c)	10/04/23	468	469,842
Term Loan,
—%(p)	10/04/23	5	4,813

			1,462,838

Machinery-Construction & Mining — 0.1%
Brookfield WEC Holdings, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.500%
5.299%(c)	08/01/25	545	547,566
Vertiv Group Corp.,
Term B Loan, 3 Month LIBOR + 4.000%
5.927%(c)	11/30/23	1,029	1,025,571

			1,573,137

Machinery-Diversified — 0.0%
Titan Acquisition Ltd. (Canada),
Initial Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	03/28/25	209	205,644
Zodiac Pool Solutions LLC (Spain),
USD Term Loan, 1 Month LIBOR + 2.250%
4.049%(c)	07/02/25	225	225,383

			431,027

Media — 0.3%
Altice Financing SA (Luxembourg),
March 2017 Term Loan, 1 Month LIBOR + 2.750%
4.490%(c)	07/15/25^	444	444,308
October 2017 USD Term Loan, 1 Month LIBOR + 2.750%
4.515%(c)	01/31/26	114	113,127

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Media (continued)
Charter Communications Operating LLC,
Term Loan B-2, 1 Month LIBOR + 1.750%
3.550%(c)	02/01/27	306	$307,955
CSC Holdings LLC,
2017 Refinancing Term Loan, 1 Month LIBOR + 2.250%
3.990%(c)	07/17/25	455	454,673
October 2018 Incremental Term Loan, 1 Month LIBOR + 2.250%
3.990%(c)	01/15/26	818	819,077
Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250%
5.030%(c)	08/24/26	439	439,997
Entercom Media Corp.,
Term Loan B-2, 1 Month LIBOR + 2.500%
4.305%(c)	11/18/24^	216	217,294
Gray Television, Inc.,
Term C Loan, 1 Month LIBOR + 2.500%
4.197%(c)	01/02/26	594	596,488
iHeartCommunications, Inc.,
Term Loan, 1 Month LIBOR + 4.000%
5.691%(c)	05/01/26	872	879,340
Meredith Corp.,
Tranche B-1 Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	01/31/25	115	116,027
Midcontinent Communications,
New Term Loan, 3 Month LIBOR + 2.250%
3.995%(c)	08/15/26	135	135,560
Nexstar Broadcasting, Inc.,
Term B-4 Loan, 3 Month LIBOR + 2.750%
4.452%(c)	09/18/26	474	476,301
Nielsen Finance LLC,
Class B-4 Term Loan, 1 Month LIBOR + 2.000%
3.710%(c)	10/04/23	521	522,329
Numericable US LLC (France),
USD TLB-12 Term Loan, 1 Month LIBOR + 3.688%
5.427%(c)	01/31/26	533	533,238
Radiate Holdco LLC,
Closing Date Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	02/01/24	34	33,572
Sinclair Television Group, Inc.,
New Tranche B Term Loan, 1 Month LIBOR + 2.250%
4.050%(c)	01/03/24	148	148,346
Univision Communications, Inc.,
2017 Replacement Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	03/15/24	554	545,422
Ziggo Secured Finance Partnership (Netherlands),
Term Loan E, 1 Month LIBOR + 2.500%
4.240%(c)	04/15/25	665	665,086

			7,448,140

Metal Fabricate/Hardware — 0.0%
Advanced Drainage Systems, Inc.,
Initial Term Loans, 1 Month LIBOR + 2.250%
4.000%(c)	07/31/26	264	266,238
Hillman Group, Inc. (The),
Initial Term Loan, 1 Month LIBOR + 4.000%
5.799%(c)	05/31/25	175	171,357

			437,595

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Miscellaneous Manufacturing — 0.0%
FGI Operating Co. LLC,
Term Loan,
—%(p)	05/15/22^	135	$135,337
Gates Global LLC,
Initial B-2 Dollar Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	04/01/24	378	377,747
Momentive Performance Materials, Inc.,
First Lien Initial Dollar Term Loan, 1 Month LIBOR + 3.250%
5.050%(c)	05/15/24	338	334,748

			847,832

Oil & Gas — 0.1%
California Resources Corp.,
Term Loan (11/17), 1 Month LIBOR + 4.750%
6.555%(c)	12/31/22	803	709,409
Citgo Holding, Inc.,
Term Loan, 1 Month LIBOR + 7.000%
8.799%(c)	08/01/23	249	253,427
Gulf Finance LLC,
Tranche B Term Loan, 1 - 3 Month LIBOR + 5.250%
7.033%(c)	08/25/23	685	534,505
Ultra Resources, Inc.,
Senior Secured Term Loan Non-PIK, 1 Month LIBOR + 4.000%
5.799%(c)	04/12/24	941	550,198

			2,047,539

Packaging & Containers — 0.1%
Berry Global, Inc.,
Term W Loan, 1 Month LIBOR + 2.000%
3.715%(c)	10/01/22	100	100,339
BWay Holding Co.,
Initial Term Loan, 3 Month LIBOR + 3.250%
5.234%(c)	04/03/24	435	432,742
Consolidated Container Co. LLC,
2018 Refinancing Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	05/22/24	386	387,157
Flex Acquisition Co., Inc.,
Initial Term Loan, 1 - 3 Month LIBOR + 3.000%
4.895%(c)	12/29/23	205	203,014
Reynolds Group Holdings, Inc.,
Incremental U.S. Term Loan, 1 Month LIBOR + 2.750%
4.549%(c)	02/06/23	489	489,830
Ring Container Technologies Group LLC,
Initial Term Loan (First Lien), 1 Month LIBOR + 2.750%
4.549%(c)	10/31/24	196	196,935

			1,810,017

Pharmaceuticals — 0.2%
Alphabet Holding Co., Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.500%
5.299%(c)	09/26/24	423	406,593
Bausch Health Co., Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.740%(c)	06/02/25	1,811	1,821,007
Endo Luxembourg Finance Co.,
Initial Term Loan, 1 Month LIBOR + 4.250%
6.063%(c)	04/29/24	273	258,822

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Pharmaceuticals (continued)
NVA Holdings, Inc.,
Incremental Term B-4 Loan, PRIME + 2.500%
7.250%(c)	02/02/25^	105	$104,475
Term B-3 Loan (First Lien), PRIME + 1.750%
6.500%(c)	02/02/25	816	814,416
PetVet Care Centers LLC,
First Lien First Incremental Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	02/14/25	186	183,455

			3,588,768

Pipelines — 0.1%
Blackstone CQP Holdco, LP,
Initial Term Loan, 3 Month LIBOR + 3.500%
5.656%(c)	09/30/24	396	397,810
Buckeye Partners LP,
Initial Term Loan, 1 Month LIBOR + 2.750%
4.441%(c)	11/01/26	503	507,070
Lower Cadence Holdings LLC,
Initial Term Loan, 1 Month LIBOR + 4.000%
5.799%(c)	05/22/26	246	242,417
Medallion Midland Acquisition LLC,
Initial Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	10/30/24	98	97,507
Prairie ECI Acquiror, LP,
Initial Term Loan, 3 Month LIBOR + 4.750%
6.695%(c)	03/11/26	115	113,513

			1,358,317

Real Estate — 0.1%
Brookfield Property REIT, Inc.,
Initial Term B Loan, 1 Month LIBOR + 2.500%
4.299%(c)	08/27/25	936	927,735
Lightstone HoldCo LLC,
2018 Refinancing Term B Facility, 1 Month LIBOR + 3.750%
5.549%(c)	01/30/24	264	241,851
2018 Refinancing Term C Facility, 1 Month LIBOR + 3.750%
5.549%(c)	01/30/24	15	13,641

			1,183,227

Real Estate Investment Trusts (REITs) — 0.0%
ESH Hospitality, Inc.,
Refinancing Term Loan, 1 Month LIBOR + 2.000%
3.799%(c)	09/18/26	268	270,308

Retail — 0.2%
1011778 BC ULC (Canada),
Term Loan B-4, 1 Month LIBOR + 1.750%
3.549%(c)	11/19/26	634	634,160
BJ’s Wholesale Club, Inc.,
2018 Other Term Loan, 1 Month LIBOR + 2.750%
4.491%(c)	02/02/24	142	142,984
Claire’s Stores, Inc.,
Term Loan,
—%(p)	10/12/38^	336	570,650
EG Finco Ltd. (United Kingdom),
Facility B (USD) Loan, 3 Month LIBOR + 4.000%
5.961%(c)	02/06/25	196	195,020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (continued)
Retail (continued)
IRB Holding Corp.,
Term B Loan, 3 Month LIBOR + 3.250%
5.216%(c)	02/05/25	900	$904,040
Neiman Marcus Group Ltd. LLC,
Cash Pay PIK Ext Term Loan, 1 Month LIBOR + 6.500%
8.213%(c)	10/25/23	223	179,164
PetSmart, Inc.,
Tranche B-2 Loan, 1 Month LIBOR + 4.000%
5.740%(c)	03/11/22	782	773,038
SP PF Buyer LLC,
Term Loan, 1 Month LIBOR + 4.500%
6.299%(c)	12/19/25^	105	97,650
Staples, Inc.,
2019 Refinancing New Term B-1 Loans, 1 Month LIBOR + 5.000%
6.691%(c)	04/16/26	1,248	1,224,700
Steinway Musical Instruments, Inc.,
First Lien Term Loan B, 1 Month LIBOR + 3.750%
5.490%(c)	02/13/25^	99	98,996
Whatabrands LLC,
Term B Loan, 1 Month LIBOR + 3.250%
4.944%(c)	08/02/26	88	88,153

			4,908,555

Software — 0.1%
Ascend Learning LLC,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	07/12/24	170	170,414
Boxer Parent Co., Inc.,
Initial Dollar Term Loan, 1 Month LIBOR + 4.250%
6.049%(c)	10/02/25	221	218,203
Dcert Buyer, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 4.000%
5.799%(c)	10/16/26	200	200,250
Dun & Bradstreet Corp.,
Initial Term Loan, 1 Month LIBOR + 5.000%
6.792%(c)	02/06/26	199	200,452
Exela Intermediate LLC,
2018 Repriced Term Loan,3 - 6 Month LIBOR + 6.500%
8.382%(c)	07/12/23	428	187,480
Finastra USA, Inc.,
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%
5.696%(c)	06/13/24	471	467,420
Greeneden US Holdings II LLC,
Tranche B-3 Dollar Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	12/01/23	219	218,883
Infor US, Inc.,
Tranche B-6 Term Loan, 3 Month LIBOR + 2.750%
4.695%(c)	02/01/22	199	199,548
Project Alpha Intermediate Holding, Inc.,
Term Loan, 3 Month LIBOR + 3.500%
5.490%(c)	04/26/24	250	250,515
Project Boost Purchaser LLC,
Senior Secured First Lien Term Loan, 1 Month LIBOR + 3.500%
5.299%(c)	06/01/26	215	215,717
Quest Software US Holdings, Inc.,
Initial Term Loan (First Lien), 3 Month LIBOR + 4.250%
6.177%(c)	05/16/25	445	440,118

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
Software (continued)
Rackspace Hosting, Inc.,
Term B Loan (First Lien), 3 Month LIBOR + 3.000%
4.902%(c)	11/03/23		361	$351,988
Ultimate Software Group, Inc.,
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%
5.549%(c)	05/04/26		125	125,259

				3,246,247

Telecommunications — 0.4%
Avaya, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 4.250%
5.990%(c)	12/15/24		457	447,068
CenturyLink, Inc.,
Initial Term B Loan, 1 Month LIBOR + 2.750%
4.549%(c)	01/31/25		1,586	1,590,528
Cincinnati Bell, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	10/02/24		1,189	1,193,876
CommScope, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.250%
5.049%(c)	04/04/26		371	373,009
GTT Communications, Inc.,
Closing Date U.S. Term Loan, 1 Month LIBOR + 2.750%
4.550%(c)	05/30/25		49	40,356
Hargray Communications Group, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%
4.799%(c)	05/16/24		736	738,189
Intelsat Jackson Holdings SA (Luxembourg),
Tranche B-3 Term Loan, 6 Month LIBOR + 3.750%
5.682%(c)	11/27/23		1,385	1,385,346
Iridium Satellite LLC,
Initial Term Loan, 1 Month LIBOR + 3.750%
5.549%(c)	11/04/26		51	52,039
Level 3 Financing, Inc.,
Tranche B 2027 Term Loans, 1 Month LIBOR + 1.750%
3.549%(c)	03/01/27		462	464,065
Maxar Technologies Ltd.,
Initial Term B Loan, 3 Month LIBOR + 2.750%
4.854%(c)	10/05/24		348	332,058
Plantronics, Inc.,
Term B Loan, 1 Month LIBOR + 2.500%
4.299%(c)	07/02/25		355	346,187
Securus Technologies Holdings, Inc.,
Initial Term Loan (First Lien), 3 Month LIBOR + 4.500%
6.299%(c)	11/01/24	^	318	233,984
Sprint Communications, Inc.,
Initial Term Loan, 1 Month LIBOR + 2.500%
4.313%(c)	02/02/24		745	738,378
Telenet Financing USD LLC (Belgium),
Term Loan AN Facility, 1 Month LIBOR + 2.250%
3.990%(c)	08/17/26		615	618,267
Windstream Services LLC,
New Tranche B-6 Term Loan, PRIME + 5.000%
9.750%(c)	03/29/21		360	343,770

				8,897,120

Interest Rate	Maturity Date		Principal Amount (000)#	Value

BANK LOANS (continued)
Transportation — 0.0%
Genesee & Wyoming, Inc.,
Term Loan,
—%(p)	12/30/26		132	$133,155
Hanjin International Corp.,
Initial Term Loans, 1 Month LIBOR + 2.500%
4.299%(c)	10/19/20	^	371	369,145

				502,300

TOTAL BANK LOANS (cost $76,227,040)				74,950,056

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.4%
BANK,
Series 2019-BN20, Class XA, IO
0.842%(cc)	09/15/62		5,085	326,502
Series 2019-BN21, Class XA, IO
0.997%(cc)	10/17/52		12,723	878,860
BB-UBS Trust,
Series 2012-SHOW, Class A, 144A
3.430%	11/05/36		1,000	1,038,459
Series 2012-TFT, Class A, 144A
2.892%	06/05/30		386	385,956
Braemar Hotels & Resorts Trust,
Series 2018-PRME, Class B, 144A, 1 Month LIBOR + 1.050% (Cap N/A,Floor 1.050%)
2.790%(c)	06/15/35		3,850	3,819,387
BX Commercial Mortgage Trust,
Series 2018-BIOA, Class D, 144A, 1 Month LIBOR + 1.321% (Cap N/A,Floor 1.348%)
3.061%(c)	03/15/37		2,500	2,496,624
Citigroup Commercial Mortgage Trust,
Series 2019-GC41, Class AS
3.018%	08/10/56		1,060	1,068,021
Commercial Mortgage Trust,
Series 2006-GG07, Class AM
5.619%(cc)	07/10/38		261	265,459
Credit Suisse Mortgage Capital LLC,
Series 2014-USA, Class A2, 144A
3.953%	09/15/37		1,600	1,684,562
DBGS Mortgage Trust,
Series 2018-05BP, Class B, 144A, 1 Month LIBOR + 0.830% (Cap N/A,Floor 0.830%)
2.570%(c)	06/15/33		2,000	1,983,788
Fannie Mae-Aces,
Series 2015-M10, Class A2
3.092%(cc)	04/25/27		1,579	1,658,641
Series 2016-M04, Class X2, IO
2.654%(cc)	01/25/39		6,999	414,619
FHLMC Multifamily Structured Pass-Through Certificates,
Series K033, Class X1, IO
0.298%(cc)	07/25/23		36,513	339,797
Series K068, Class X3, IO
2.059%(cc)	10/25/44		11,390	1,506,282
Series K072, Class X3, IO
2.138%(cc)	12/25/45		11,320	1,598,888
Series K086, Class X1, IO
0.243%(cc)	11/25/28		27,548	586,054

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K088, Class X3, IO
2.346%(cc)	02/25/47	8,040	$1,394,490
Series K089, Class X3, IO
2.296%(cc)	01/25/46	6,996	1,186,604
Series K090, Class X1, IO
0.705%(cc)	02/25/29	23,599	1,380,201
Series K090, Class X3, IO
2.311%(cc)	02/25/47	7,550	1,310,995
Series K092, Class X3, IO
2.247%(cc)	07/25/29	1,270	214,694
Series K095, Class X1, IO
0.949%(cc)	06/25/29	10,967	848,927
Series K723, Class X3, IO
1.918%(cc)	10/25/34	5,000	312,671
Series K729, Class X3, IO
1.968%(cc)	11/25/44	10,120	826,031
Series K730, Class X3, IO
2.035%(cc)	02/25/45	9,390	821,688
Series KC04, Class X1, IO
1.254%(cc)	12/25/26	7,500	454,874
FREMF Mortgage Trust,
Series 2015-K45, Class C, 144A
3.590%(cc)	04/25/48	1,810	1,824,889
Series 2015-K48, Class B, 144A
3.638%(cc)	08/25/48	1,985	2,037,521
Series 2017-KF29, Class B, 144A, 1 Month LIBOR + 3.550% (Cap N/A, Floor 4.000%)
5.247%(c)	02/25/24	1,147	1,171,714
Series 2018-KF42, Class B, 144A, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)
3.897%(c)	12/25/24	1,280	1,280,986
Series 2019-K736, Class C, 144A
3.759%(cc)	07/25/26	390	388,277
Government National Mortgage Assoc.,
Series 2012-44, Class IO, IO
0.397%(cc)	03/16/49	5,436	52,066
Series 2013-80, Class IO, IO
0.944%(cc)	03/16/52	5,196	219,419
Series 2014-186, Class IO, IO
0.756%(cc)	08/16/54	11,662	452,909
Series 2015-33, Class IO, IO
0.740%(cc)	02/16/56	8,490	353,572
Series 2015-59, Class IO, IO
0.993%(cc)	06/16/56	1,386	66,820
Series 2015-86, Class IO, IO
0.748%(cc)	05/16/52	5,195	215,169
Series 2016-105, Class IO, IO
1.044%(cc)	10/16/57	3,043	184,897
Series 2016-71, Class QI, IO
0.974%(cc)	11/16/57	14,655	873,960
Series 2016-96, Class IO, IO
0.976%(cc)	12/16/57	1,116	65,158
Series 2017-148, Class IO, IO
0.656%(cc)	07/16/59	2,759	149,364
Series 2017-171, Class IO, IO
0.697%(cc)	09/16/59	1,739	99,787

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-173, Class IO, IO
1.359%(cc)	09/16/57	2,726	$213,594
Series 2017-86, Class IO, IO
0.772%(cc)	05/16/59	2,304	132,406
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class A4
3.494%	01/15/48	1,960	2,057,522
Lehman Brothers Small Balance Commercial Mortgage Trust,
Series 2007-02A, Class 1A3, 144A, 1 Month LIBOR + 0.270% (Cap N/A, Floor 0.270%)
1.978%(c)	06/25/37	56	55,085
Morgan Stanley Capital I Trust,
Series 2007-HQ11, Class X, IO, 144A
0.217%(cc)	02/12/44	302	328
Series 2007-T27, Class B, 144A
5.945%(cc)	06/11/42	2,309	2,414,738
UBS Commercial Mortgage Trust,
Series 2012-C01, Class XA, IO, 144A
2.077%(cc)	05/10/45	3,664	134,324
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C02, Class A4
3.525%	05/10/63	647	665,290
Velocity Commercial Capital Loan Trust,
Series 2015-01, Class M3, 144A
7.050%(cc)	06/25/45	125	127,301
Series 2015-01, Class M5, 144A
8.174%(cc)	06/25/45	100	104,095
Series 2016-01, Class M5, 144A
8.936%(cc)	04/25/46	43	46,476
Series 2016-01, Class M7, 144A
8.936%(cc)	04/25/46	67	69,020
Series 2016-02, Class AFX
2.997%(cc)	10/25/46	20	20,245
Series 2017-01, Class AFL, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.042%(c)	05/25/47	83	82,766
Series 2017-01, Class M3, 144A
5.350%(cc)	05/25/47	100	102,281
Series 2017-02, Class M4, 144A
5.000%(cc)	11/25/47	72	73,064
Series 2018-02, Class A, 144A
4.050%(cc)	10/26/48	1,152	1,170,510
Series 2018-02, Class M2, 144A
4.510%(cc)	10/26/48	97	98,597
Series 2018-02, Class M3, 144A
4.720%(cc)	10/26/48	98	99,558
Series 2018-02, Class M4, 144A
5.320%(cc)	10/26/48	92	92,952
Series 2019-01, Class A, 144A
3.760%(cc)	03/25/49	4,384	4,451,025
Series 2019-01, Class M1, 144A
3.940%(cc)	03/25/49	1,867	1,898,018
Series 2019-02, Class M1, 144A
3.260%(cc)	07/25/49	97	96,670
Series 2019-03, Class A, 144A
3.030%(cc)	10/25/49	1,139	1,136,196

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
VNDO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30			1,049	$1,067,022
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class D, 144A
4.261%(cc)	03/15/45			1,125	1,138,785

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $56,028,989)					55,787,450

CONVERTIBLE BONDS — 3.4%
Aerospace & Defense — 0.1%
Airbus SE (France),
Sr. Unsec’d. Notes, EMTN
—%(ss)	06/14/21		EUR	800	962,336
MTU Aero Engines AG (Germany),
Sr. Unsec’d. Notes
0.125%	05/17/23		EUR	400	926,253
Safran SA (France),
Sr. Unsec’d. Notes
—%(ss)	06/21/23		EUR	422	766,559

					2,655,148

Apparel — 0.2%
adidas AG (Germany),
Sr. Unsec’d. Notes
0.050%	09/12/23	(a)	EUR	1,200	1,652,010
Kering SA (France),
Sr. Unsec’d. Notes, EMTN
—%(ss)	09/30/22		EUR	600	728,856
LVMH Moet Hennessy Louis Vuitton SE (France),
Sr. Unsec’d. Notes
—%(ss)	02/16/21			348	1,734,311

					4,115,177

Banks — 0.1%
BofA Finance LLC,
Bank Gtd. Notes, MTN
0.250%	05/01/23			1,248	1,310,338

Beverages — 0.0%
Remy Cointreau SA (France),
Sr. Unsec’d. Notes
0.125%	09/07/26		EUR	672	1,020,402

Biotechnology — 0.1%
BioMarin Pharmaceutical, Inc.,
Sr. Sub. Notes
0.599%	08/01/24	(a)		634	669,820
Exact Sciences Corp.,
Sr. Unsec’d. Notes
0.375%	03/15/27	(a)		443	500,867
1.000%	01/15/25			487	703,106
Illumina, Inc.,
Sr. Unsec’d. Notes
—%(ss)	08/15/23	(a)		487	536,677
0.500%	06/15/21	(a)		470	653,457

					3,063,927

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Building Materials — 0.1%
Sika AG (Switzerland),
Sr. Unsec’d. Notes
0.150%	06/05/25		CHF	660	$793,552
Sub. Notes
3.750%	01/30/22		CHF	800	1,137,197

					1,930,749

Chemicals — 0.1%
Symrise AG (Germany),
Sr. Unsec’d. Notes
0.238%	06/20/24		EUR	900	1,212,297
Toray Industries, Inc. (Japan),
Sr. Unsec’d. Notes
—%(ss)	08/31/21		JPY	50,000	496,518

					1,708,815

Coal — 0.0%
RAG-Stiftung (Germany),
Sr. Unsec’d. Notes, EMTN
—%(ss)	02/18/21		EUR	500	575,455

Commercial Services — 0.2%
Chegg, Inc.,
Sr. Unsec’d. Notes, 144A
0.125%	03/15/25			684	703,500
China Conch Venture Holdings International Ltd. (China),
Gtd. Notes
3.520%	09/05/23		HKD	7,000	962,757
Edenred (France),
Sr. Unsec’d. Notes
—%(ss)	09/06/24		EUR	630	468,544
Euronet Worldwide, Inc.,
Sr. Unsec’d. Notes, 144A
0.750%	03/15/49	(a)		767	914,867
Shanghai Port Group BVI Holding Co. Ltd. (China),
Gtd. Notes
0.180%	08/09/21			1,120	1,156,798
Square, Inc.,
Sr. Unsec’d. Notes
0.500%	05/15/23	(a)		817	911,958

					5,118,424

Computers — 0.0%
Atos SE (France),
Sr. Unsec’d. Notes
—%(ss)	11/06/24		EUR	400	535,854
CyberArk Software Ltd.,
Sr. Unsec’d. Notes, 144A
—%(ss)	11/15/24			450	464,701

					1,000,555

Diversified Financial Services — 0.0%
SBI Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
—%(ss)	09/13/23		JPY	110,000	1,056,778

SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Electronics — 0.0%
Fortive Corp.,
Gtd. Notes, 144A
0.875%	02/15/22			733	$741,228

Engineering & Construction — 0.1%
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN
1.500%	01/16/26		EUR	800	1,197,535
China Railway Construction Corp. Ltd. (China),
Sr. Unsec’d. Notes
—%(ss)	01/29/21			1,000	1,041,172

					2,238,707

Entertainment — 0.1%
Live Nation Entertainment, Inc.,
Sr. Unsec’d. Notes
2.500%	03/15/23			1,482	1,807,151

Healthcare-Products — 0.1%
Insulet Corp.,
Sr. Unsec’d. Notes, 144A
0.375%	09/01/26	(a)		937	971,659
QIAGEN NV,
Sr. Unsec’d. Notes
1.000%	11/13/24			600	612,625
Repligen Corp.,
Sr. Unsec’d. Notes
0.375%	07/15/24			676	729,103

					2,313,387

Healthcare-Services — 0.1%
Anthem, Inc.,
Sr. Unsec’d. Notes
2.750%	10/15/42	(a)		84	352,775
Orpea (France),
Sr. Unsec’d. Notes
0.375%	05/17/27		EUR	591	1,072,431

					1,425,206

Home Furnishings — 0.2%
Harvest International Co. (China),
Gtd. Notes
—%(ss)	11/21/22		HKD	10,000	1,337,050
Sony Corp. (Japan),
Sr. Unsec’d. Notes
—%(ss)	09/30/22		JPY	146,000	2,008,841

					3,345,891

Internet — 0.4%
Baozun, Inc. (China),
Sr. Unsec’d. Notes, 144A
1.625%	05/01/24			595	549,847
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
0.350%	06/15/20			1,031	1,599,342
0.900%	09/15/21	(a)		1,263	1,455,449
IAC FinanceCo, Inc.,
Gtd. Notes, 144A
0.875%	10/01/22			532	914,694

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Internet (continued)
MercadoLibre, Inc. (Argentina),
Sr. Unsec’d. Notes
2.000%	08/15/28	(a)		300	$447,139
Okta, Inc.,
Sr. Unsec’d. Notes, 144A
0.125%	09/01/25			968	937,379
Palo Alto Networks, Inc.,
Sr. Unsec’d. Notes
0.750%	07/01/23	(a)		1,306	1,440,506
Proofpoint, Inc.,
Sr. Unsec’d. Notes, 144A
0.250%	08/15/24			634	652,958
Snap, Inc.,
Sr. Unsec’d. Notes, 144A
0.750%	08/01/26			650	676,253
Trip.com Group Ltd. (China),
Sr. Unsec’d. Notes
1.000%	07/01/20			408	401,427
Twitter, Inc.,
Sr. Unsec’d. Notes
0.250%	06/15/24			834	805,853
Zendesk, Inc.,
Sr. Unsec’d. Notes
0.250%	03/15/23	(a)		205	279,600

					10,160,447

Investment Companies — 0.1%
Archer Obligations SA (France),
Gtd. Notes
—%(ss)	03/31/23		EUR	1,100	1,829,781

Media — 0.1%
DISH Network Corp.,
Sr. Unsec’d. Notes
3.375%	08/15/26			760	731,044
Liberty Interactive LLC,
Sr. Unsec’d. Notes
3.750%	02/15/30			18	12,366
4.000%	11/15/29			24	16,764
Sr. Unsec’d. Notes, 144A
1.750%	09/30/46			802	1,176,408
Liberty Media Corp.,
Sr. Unsec’d. Notes
1.375%	10/15/23			639	859,838

					2,796,420

Miscellaneous Manufacturing — 0.0%
CRRC Corp. Ltd. (China),
Sr. Unsec’d. Notes
—%(ss)	02/05/21			1,000	965,245

Oil & Gas — 0.1%
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.000%	04/28/23		GBP	300	475,274
Chesapeake Energy Corp.,
Gtd. Notes
5.500%	09/15/26			70	34,816

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Oil & Gas (continued)
Oasis Petroleum, Inc.,
Gtd. Notes
2.625%	09/15/23			40	$31,050
TOTAL SA (France),
Sr. Unsec’d. Notes, EMTN
0.500%	12/02/22			1,000	1,059,210
Transocean, Inc.,
Gtd. Notes
0.500%	01/30/23	(a)		625	623,438
Whiting Petroleum Corp.,
Gtd. Notes
1.250%	04/01/20			49	47,828

					2,271,616

Oil & Gas Services — 0.0%
TechnipFMC PLC (United Kingdom),
Sr. Unsec’d. Notes
0.875%	01/25/21		EUR	400	453,651

Pharmaceuticals — 0.1%
DexCom, Inc.,
Sr. Unsec’d. Notes
0.750%	12/01/23			792	1,173,108

Real Estate — 0.1%
Deutsche Wohnen SE (Germany),
Sr. Unsec’d. Notes
0.325%	07/26/24		EUR	1,300	1,537,304
Smart Insight International Ltd. (China),
Sr. Sec’d. Notes
4.500%	12/05/23		HKD	4,000	656,771

					2,194,075

Retail — 0.0%
Zhongsheng Group Holdings Ltd. (China),
Sr. Unsec’d. Notes
4.570%	05/23/23		HKD	5,000	758,507

Semiconductors — 0.5%
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
2.125%	09/01/26			269	1,558,704
Microchip Technology, Inc.,
Sr. Sub. Notes
1.625%	02/15/27			3,284	4,679,700
ON Semiconductor Corp.,
Gtd. Notes
1.625%	10/15/23	(a)		753	1,038,199
Semiconductor Manufacturing International Corp. (China),
Sr. Unsec’d. Notes
—%(ss)	07/07/22			500	659,427
Silicon Laboratories, Inc.,
Sr. Unsec’d. Notes
1.375%	03/01/22			503	667,894
STMicroelectronics NV (Switzerland),
Sr. Unsec’d. Notes
—%(ss)	07/03/22			1,200	1,644,596

					10,248,520

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CONVERTIBLE BONDS (continued)
Software — 0.4%
Akamai Technologies, Inc.,
Sr. Unsec’d. Notes
0.125%	05/01/25	(a)		782	$863,912
Atlassian, Inc.,
Gtd. Notes
0.625%	05/01/23	(a)		210	331,993
Coupa Software, Inc.,
Sr. Unsec’d. Notes, 144A
0.125%	06/15/25	(a)		1,010	1,194,186
DocuSign, Inc.,
Sr. Unsec’d. Notes
0.500%	09/15/23			400	496,674
Envestnet, Inc.,
Gtd. Notes
1.750%	06/01/23			549	656,960
Five9, Inc.,
Sr. Unsec’d. Notes
0.125%	05/01/23			354	597,024
ServiceNow, Inc.,
Sr. Unsec’d. Notes
—%(ss)	06/01/22			330	696,188
Splunk, Inc.,
Sr. Unsec’d. Notes
0.500%	09/15/23	(a)		777	933,371
Twilio, Inc.,
Sr. Unsec’d. Notes
0.250%	06/01/23			391	596,836
Workday, Inc.,
Sr. Unsec’d. Notes
0.250%	10/01/22	(a)		478	610,611
Xero Investments Ltd. (New Zealand),
Gtd. Notes
2.375%	10/04/23			770	1,079,578

					8,057,333

Telecommunications — 0.1%
Vodafone Group PLC (United Kingdom),
Sub. Notes
1.500%	03/12/22		GBP	700	1,080,798

Transportation — 0.0%
Golar LNG Ltd. (Bermuda),
Sr. Unsec’d. Notes
2.750%	02/15/22			837	746,731

TOTAL CONVERTIBLE BONDS (cost $69,473,680)					78,163,570

CORPORATE BONDS — 12.1%
Advertising — 0.0%
Lamar Media Corp.,
Gtd. Notes
5.750%	02/01/26			220	233,441
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A
5.000%	08/15/27			80	83,627

					317,068

SEE NOTES TO FINANCIAL STATEMENTS.

A328

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense — 0.2%
Arconic, Inc.,
Sr. Unsec’d. Notes
5.125%	10/01/24	(a)	230	$250,104
5.900%	02/01/27	(a)	264	301,016
5.950%	02/01/37		45	49,813
6.750%	01/15/28		70	81,870
Boeing Co. (The),
Sr. Unsec’d. Notes
3.950%	08/01/59		185	197,658
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	10/15/22		59	59,041
7.500%	03/15/25	(a)	471	486,042
7.875%	04/15/27		20	20,606
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
4.854%	04/27/35		200	235,631
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/28		270	281,427
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes
4.800%	12/15/43		200	243,986
TransDigm, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26		348	377,330
Triumph Group, Inc.,
Gtd. Notes
7.750%	08/15/25		185	193,383
United Technologies Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%
2.554%(c)	08/16/21		140	140,116
Sr. Unsec’d. Notes
3.750%	11/01/46		100	108,622
3.950%	08/16/25		400	436,367
4.450%	11/16/38		220	259,919
4.500%	06/01/42		271	324,674

				4,047,605

Agriculture — 0.0%
BAT Capital Corp. (United Kingdom),
Gtd. Notes, 3 Month LIBOR + 0.590% (Cap N/A, Floor 0.000%)
2.499%(c)	08/14/20		30	30,056
Gtd. Notes, 3 Month LIBOR + 0.880%
2.790%(c)	08/15/22		305	306,571
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
5.700%	08/15/35		170	196,435
7.000%	08/04/41		150	181,561

				714,623

Airlines — 0.2%
Air Canada 2015-2 Class AA Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.750%	06/15/29		233	245,376

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (continued)
Air Canada 2017-1 Class A Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.550%	07/15/31		313	$317,552
Air Canada 2017-1 Class AA Pass-Through Trust (Canada),
Pass-Through Certificates, 144A
3.300%	07/15/31		380	387,317
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	01/15/27		116	122,500
American Airlines 2013-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	07/15/24		270	282,105
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28		171	176,985
American Airlines 2016-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.650%	12/15/29	(a)	256	265,671
American Airlines Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/22		10	10,494
British Airways 2018-1 Class A Pass-Through Trust (United Kingdom),
Pass-Through Certificates, 144A
4.125%	03/20/33		376	393,929
British Airways 2018-1 Class AA Pass-Through Trust (United Kingdom),
Pass-Through Certificates, 144A
3.800%	03/20/33		94	98,685
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23		123	129,413
Continental Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.150%	10/11/25		374	394,726
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		35	36,830
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		453	493,567
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	10/11/27		113	119,114
United Airlines 2014-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.750%	03/03/28		193	202,317
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.875%	04/07/30	(a)	313	315,177
United Airlines Holdings, Inc.,
Gtd. Notes
5.000%	02/01/24		131	139,708
US Airways 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.625%	12/03/26		443	476,835

				4,608,301

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Apparel — 0.0%
Hanesbrands, Inc.,
Gtd. Notes, 144A
4.875%	05/15/26	(a)	405	$428,432

Auto Manufacturers — 0.4%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	10/01/24		195	199,642
5.875%	06/01/29	(a)	205	225,737
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.350%
2.238%(c)	06/11/21		470	470,916
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.540%
2.487%(c)	06/27/22		300	301,378
BMW Finance NV (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.790%
2.691%(c)	08/12/22		330	332,245
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.500%
2.401%(c)	08/13/21		470	471,225
Gtd. Notes, 144A, 3 Month LIBOR + 0.530%
2.531%(c)	04/14/22	(a)	340	340,679
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.550%
2.452%(c)	05/04/21		1,000	1,001,483
Gtd. Notes, 144A, 3 Month LIBOR + 0.900%
2.810%(c)	02/15/22		250	251,898
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.790%
2.677%(c)	06/12/20		200	199,730
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.810%
2.853%(c)	04/05/21		400	398,039
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.880%
2.881%(c)	10/12/21		500	496,188
General Motors Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.900%
2.791%(c)	09/10/21		400	400,484
Sr. Unsec’d. Notes
6.600%	04/01/36	(a)	200	235,495
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%
2.862%(c)	04/09/21		400	400,348
Gtd. Notes, 3 Month LIBOR + 1.560%
3.561%(c)	01/15/20		65	65,033
Gtd. Notes
4.300%	07/13/25		250	266,796
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.100%
3.008%(c)	11/06/21		170	170,303
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A, 3 Month LIBOR + 0.500%
2.395%(c)	05/21/20		59	59,030
Gtd. Notes, 144A, MTN, 3 Month LIBOR + 0.940%
2.847%(c)	03/02/21		100	100,556
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.000%)
2.967%(c)	07/08/21		870	872,556

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.630%
2.558%(c)	09/21/21		290	$290,268
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 0.580%
2.581%(c)	01/13/20		140	140,025
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 0.650%
2.651%(c)	07/13/22	(a)	420	419,211
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 0.690% (Cap N/A, Floor 0.000%)
2.651%(c)	09/28/22		600	598,690
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 0.890%
2.891%(c)	01/13/22		190	190,833
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.770%
2.675%(c)	11/13/20		250	250,906
Gtd. Notes, 144A, 3 Month LIBOR + 0.860%
2.795%(c)	09/24/21		200	201,352
Gtd. Notes, 144A, 3 Month LIBOR + 0.940%
2.841%(c)	11/12/21	(a)	350	352,515

				9,703,561

Auto Parts & Equipment — 0.2%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26	(a)	325	291,501
Adient US LLC,
Sr. Sec’d. Notes, 144A
7.000%	05/15/26	(a)	315	343,283
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	04/01/25	(a)	576	599,749
6.250%	03/15/26		275	282,273
6.500%	04/01/27	(a)	492	510,765
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26	(a)	505	478,948
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
6.500%	06/01/26	(a)	415	443,110
Delphi Technologies PLC,
Gtd. Notes, 144A
5.000%	10/01/25	(a)	535	494,559
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
5.000%	05/31/26	(a)	209	217,830
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.,
Sr. Sec’d. Notes, 144A
6.250%	05/15/26		235	253,963
Tenneco, Inc.,
Gtd. Notes
5.000%	07/15/26	(a)	260	240,087
5.375%	12/15/24		20	19,088

				4,175,156

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks — 2.5%
ABN AMRO Bank NV (Netherlands),
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 0.570%
2.489%(c)	08/27/21	230	$231,039
Sub. Notes, 144A
4.750%	07/28/25	250	272,104
AIB Group PLC (Ireland),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	10/12/23	500	537,258
ANZ New Zealand Int’l Ltd. (New Zealand),
Gtd. Notes, 144A
2.875%	01/25/22	200	203,227
Australia & New Zealand Banking Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.710%
2.613%(c)	05/19/22	310	312,946
Bank of America Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
2.936%(c)	04/24/23	430	434,694
Sr. Unsec’d. Notes
3.419%(ff)	12/20/28	382	400,755
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.650%
2.597%(c)	06/25/22	715	718,779
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.790%
2.682%(c)	03/05/24	340	341,589
Sr. Unsec’d. Notes, MTN
2.881%(ff)	04/24/23	2,000	2,033,118
3.248%	10/21/27	1,300	1,356,185
4.078%(ff)	04/23/40	370	419,965
4.330%(ff)	03/15/50	305	365,619
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.180%
3.146%(c)	10/21/22	90	91,338
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.570%
2.517%(c)	03/26/22	460	462,996
Sub. Notes
3.803%(ff)	12/15/32	130	136,285
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN
3.442%(ff)	02/07/28	200	212,426
Bank of New Zealand (New Zealand),
Sr. Unsec’d. Notes, 144A
3.500%	02/20/24	300	313,452
Bank of Nova Scotia (The) (Canada),
Sub. Notes
4.500%	12/16/25	180	198,230
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.430%
3.340%(c)	02/15/23	260	262,402
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.625%
3.635%(c)	01/10/23	200	202,700
Sr. Unsec’d. Notes, 3 Month LIBOR + 2.110%
4.011%(c)	08/10/21	700	715,376
Sr. Unsec’d. Notes, MTN
4.338%(ff)	05/16/24	200	210,643
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A, MTN, 3 Month LIBOR + 0.390%
2.284%(c)	08/07/21	720	721,496

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
BPCE SA (France),
Sub. Notes, 144A, MTN
4.625%	07/11/24		250	$268,957
Canadian Imperial Bank of Commerce (Canada),
Sr. Unsec’d. Notes, Secured Overnight Financing Rate + 0.800%
2.341%(c)	03/17/23		50	50,139
Capital One NA,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.150%
3.086%(c)	01/30/23		250	252,724
Citibank NA,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.530%
2.433%(c)	02/19/22	(a)	250	250,549
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
2.499%(c)	05/20/22		350	351,210
Citigroup, Inc.,
Sr. Unsec’d. Notes, Secured Overnight Financing Rate + 0.870%
2.425%(c)	11/04/22		120	120,405
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.950%
2.886%(c)	07/24/23		440	443,845
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.960%
2.900%(c)	04/25/22		80	81,032
Sr. Unsec’d. Notes, 13607GKW3
3.004%(c)	05/17/24		160	162,100
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.190%
3.092%(c)	08/02/21	(a)	540	547,385
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.430%
3.337%(c)	09/01/23		180	183,750
Sr. Unsec’d. Notes
3.520%(ff)	10/27/28		750	789,692
3.668%(ff)	07/24/28		385	409,469
3.887%(ff)	01/10/28	(a)	350	376,756
4.650%	07/23/48		185	231,003
Sub. Notes
4.400%	06/10/25		515	559,726
Commonwealth Bank of Australia (Australia),
Sub. Notes, 144A
4.500%	12/09/25		300	325,325
Sub. Notes, 144A, MTN
3.743%	09/12/39		200	199,777
Cooperatieve Rabobank UA (Netherlands),
Gtd. Notes
4.625%	12/01/23	(a)	1,000	1,083,672
Credit Agricole Corporate & Investment Bank SA (France),
Bank Gtd. Notes, MTN, 3 Month LIBOR + 0.625% (Cap N/A, Floor 0.625%)
2.533%(c)	10/03/21		450	450,862
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.250%	10/04/24		400	413,834
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 1.200%
3.094%(c)	12/14/23		250	252,826
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes
3.800%	06/09/23		800	837,550

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.970%
2.971%(c)	07/13/20		490	$489,696
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%
3.192%(c)	02/04/21		150	150,077
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.310%
3.209%(c)	08/20/20		490	490,954
Sr. Unsec’d. Notes
4.250%	10/14/21	(a)	335	344,111
Sr. Unsec’d. Notes, MTN
3.125%	01/13/21		115	115,495
DNB Bank ASA (Norway),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.620%
2.527%(c)	12/02/22		370	371,584
Fifth Third Bancorp,
Sub. Notes
8.250%	03/01/38		100	154,686
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.350%	11/15/21		360	361,006
2.908%(ff)	06/05/23		200	203,171
3.272%(ff)	09/29/25		1,000	1,035,706
3.500%	01/23/25		1,200	1,258,684
3.691%(ff)	06/05/28		200	212,602
3.750%	02/25/26		350	371,644
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.780%
2.707%(c)	10/31/22		298	300,026
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.050%
2.942%(c)	06/05/23		420	424,505
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.110%
3.046%(c)	04/26/22		970	979,782
Sr. Unsec’d. Notes, MTN
2.905%(ff)	07/24/23		101	102,700
4.800%	07/08/44		110	132,288
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.000%
2.936%(c)	07/24/23	(a)	390	393,752
Sub. Notes
4.250%	10/21/25		485	527,185
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
5.625%(ff)	—	(rr)	200	200,237
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
2.504%(c)	05/18/21		320	320,313
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%
2.537%(c)	09/11/21		470	470,993
Sr. Unsec’d. Notes
2.650%	01/05/22		200	202,223
4.041%(ff)	03/13/28		400	427,553
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.500%
3.543%(c)	01/05/22		720	734,063
Huntington Bancshares, Inc.,
Sr. Unsec’d. Notes
3.150%	03/14/21		272	275,494
Industrial & Commercial Bank of China Ltd. (China),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.750%
2.645%(c)	02/21/20		200	200,081

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.150%
3.111%(c)	03/29/22	(a)	230	$232,975
Lloyds Bank PLC (United Kingdom),
Gtd. Notes, 3 Month LIBOR + 0.490%
2.384%(c)	05/07/21		310	310,594
Lloyds Banking Group PLC (United Kingdom),
Sub. Notes
4.582%	12/10/25		350	379,731
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.450%
2.358%(c)	08/06/21		60	60,035
Macquarie Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
3.189%(ff)	11/28/23		250	255,494
3.763%(ff)	11/28/28		815	851,951
6.000%	01/14/20		500	500,599
6.250%	01/14/21	(a)	282	293,784
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
2.585%(c)	03/07/22		230	230,925
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%
2.586%(c)	07/26/21		460	462,076
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.790%
2.730%(c)	07/25/22		190	191,128
Sr. Unsec’d. Notes
3.751%	07/18/39		260	284,320
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.850%
2.737%(c)	09/13/23		200	200,902
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.840%
2.841%(c)	07/16/23		470	471,975
Sr. Unsec’d. Notes
2.869%(ff)	09/13/30		250	249,327
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.140%
3.027%(c)	09/13/21		750	758,798
Morgan Stanley,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.180%
3.146%(c)	01/20/22		430	434,022
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.930%
2.883%(c)	07/22/22		220	222,080
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.400%
3.336%(c)	10/24/23		900	919,351
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28		1,500	1,591,706
4.300%	01/27/45	(a)	295	347,995
MUFG Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
4.100%	09/09/23		200	212,822
MUFG Union Bank NA,
Sr. Unsec’d. Notes, Secured Overnight Financing Rate + 0.710%
2.252%(c)	12/09/22		250	249,609
National Australia Bank Ltd. (Australia),
Sr. Unsec’d. Notes
3.375%	01/14/26		300	315,413
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.580%
2.488%(c)	09/20/21		250	251,460

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.710%
2.612%(c)	11/04/21		300	$302,530
Nordea Bank Abp (Finland),
Sub. Notes, 144A
4.250%	09/21/22		237	248,219
4.875%	05/13/21		550	568,726
Northern Trust Corp.,
Sub. Notes
3.375%(ff)	05/08/32		200	206,149
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.854%	11/09/22		340	347,811
Regions Financial Corp.,
Sr. Unsec’d. Notes
3.800%	08/14/23		225	237,145
Royal Bank of Canada (Canada),
Sub. Notes, GMTN
4.650%	01/27/26	(a)	287	317,381
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.892%(ff)	05/18/29	(a)	525	592,359
Sub. Notes
3.754%(ff)	11/01/29		200	204,183
6.000%	12/19/23		30	33,323
6.125%	12/15/22		115	125,822
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.571%	01/10/23		220	225,089
Santander UK PLC (United Kingdom),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.620%
2.527%(c)	06/01/21		500	501,753
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.660%
2.570%(c)	11/15/21		200	200,817
Skandinaviska Enskilda Banken AB (Sweden),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.645%
2.532%(c)	12/12/22		310	311,386
Sr. Unsec’d. Notes, 144A
3.050%	03/25/22		200	204,003
Societe Generale SA (France),
Sub. Notes, 144A
4.750%	11/24/25	(a)	350	378,808
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 1.150%
3.116%(c)	01/20/23		200	201,297
Sr. Unsec’d. Notes, 144A
4.305%(ff)	05/21/30		200	217,737
Sub. Notes, 144A
5.200%	01/26/24	(a)	350	378,247
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
2.632%	07/14/26	(a)	215	215,197
3.040%	07/16/29		465	474,604
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.740%
2.743%(c)	10/18/22		540	542,100
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.140%
3.106%(c)	10/19/21		390	395,172

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.110%
3.111%(c)	07/14/21		70	$70,789
Synchrony Bank,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.625%
2.586%(c)	03/30/20		500	500,364
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.270%
2.170%(c)	03/17/21		300	300,383
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.530%
2.437%(c)	12/01/22		370	371,832
Truist Bank,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.590%
2.492%(c)	08/02/22		170	170,495
Truist Financial Corp.,
Sr. Unsec’d. Notes
2.700%	01/27/22		350	354,626
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.950%
2.860%(c)	08/15/23		420	423,075
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
3.130%(c)	05/23/23		400	405,459
Sr. Unsec’d. Notes, 144A
4.253%	03/23/28		200	218,458
Wells Fargo & Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.930%
2.831%(c)	02/11/22		240	241,659
Sr. Unsec’d. Notes
3.000%	04/22/26		145	148,898
3.069%	01/24/23		900	918,320
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.110%
3.046%(c)	01/24/23		400	405,055
Sr. Unsec’d. Notes, MTN
3.000%	02/19/25		500	515,825
3.300%	09/09/24	(a)	300	314,619
Sub. Notes
5.375%	11/02/43		185	237,964
Sub. Notes, MTN
4.100%	06/03/26	(a)	230	247,527
4.400%	06/14/46	(a)	217	248,403
4.750%	12/07/46		53	63,721
Wells Fargo Bank NA,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%
2.434%(c)	07/23/21		580	580,798
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.620%
2.539%(c)	05/27/22		300	301,300
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.380%
2.275%(c)	05/21/21		340	340,110
Westpac Banking Corp. (Australia),
Sub. Notes
4.421%	07/24/39		100	109,383

				56,245,814

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		1,000	$1,153,674
4.900%	02/01/46		220	261,179
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.439%	10/06/48		335	374,098
8.000%	11/15/39		160	252,365
Coca-Cola Femsa SAB de CV (Mexico),
Gtd. Notes
3.875%	11/26/23		150	157,982
Constellation Brands, Inc.,
Gtd. Notes
3.700%	12/06/26		150	159,223
5.250%	11/15/48		30	36,523
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.430%	06/15/27	(a)	545	568,223

				2,963,267

Biotechnology — 0.0%
Advanz Pharma Corp. (Canada),
Sr. Sec’d. Notes
8.000%	09/06/24		16	15,092
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.000%	09/01/36		300	334,492

				349,584

Building Materials — 0.1%
American Woodmark Corp.,
Gtd. Notes, 144A
4.875%	03/15/26		170	174,248
Johnson Controls International PLC,
Sr. Unsec’d. Notes
5.000%	03/30/20		150	151,037
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
3.450%	06/01/27		350	363,370
Masco Corp.,
Sr. Unsec’d. Notes
6.500%	08/15/32		210	257,081
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28	(a)	385	394,799
5.000%	02/15/27		35	36,509
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
5.125%	06/01/25		115	118,570

				1,495,614

Chemicals — 0.1%
Chemours Co. (The),
Gtd. Notes
6.625%	05/15/23		25	25,186
7.000%	05/15/25	(a)	543	546,590

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (continued)
CVR Partners LP/CVR Nitrogen Finance Corp.,
Sec’d. Notes, 144A
9.250%	06/15/23		117	$122,492
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.710%
2.620%(c)	11/15/20		230	230,955
INEOS Group Holdings SA (Luxembourg),
Sec’d. Notes, 144A
5.625%	08/01/24	(a)	250	256,785
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes
4.450%	09/26/28		50	54,691
5.000%	09/26/48		100	112,554
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.450%	11/15/33		300	341,227
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
5.000%	05/01/25		70	71,839
5.250%	06/01/27		482	497,171
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.125%	03/15/35		250	261,066
5.250%	01/15/45		30	35,553
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.750%	10/01/96		130	182,411
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A
5.750%	07/15/25		45	41,458

				2,779,978

Commercial Services — 0.3%
ACE Cash Express, Inc.,
Sr. Sec’d. Notes, 144A
12.000%	12/15/22		215	183,843
Ahern Rentals, Inc.,
Sec’d. Notes, 144A
7.375%	05/15/23		331	262,731
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
5.250%	03/15/25		236	243,331
5.750%	07/15/27		84	87,766
6.375%	04/01/24		275	285,562
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.500%	08/16/21		105	108,797
6.700%	06/01/34		110	148,413
Global Payments, Inc.,
Sr. Unsec’d. Notes
4.150%	08/15/49		130	138,382
Herc Holdings, Inc.,
Gtd. Notes, 144A
5.500%	07/15/27		340	359,141
Hertz Corp. (The),
Gtd. Notes
6.250%	10/15/22		85	86,079

SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (continued)
Gtd. Notes, 144A
5.500%	10/15/24		129	$132,566
6.000%	01/15/28		80	80,209
7.125%	08/01/26	(a)	265	286,907
Sec’d. Notes, 144A
7.625%	06/01/22		120	124,758
MPH Acquisition Holdings LLC,
Gtd. Notes, 144A
7.125%	06/01/24	(a)	344	333,058
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes
4.500%	10/01/20		92	92,312
Gtd. Notes, 144A
5.000%	04/15/22	(a)	520	522,734
Prime Security Services Borrower LLC/Prime Finance, Inc.,
Sec’d. Notes, 144A
9.250%	05/15/23		126	132,063
Sr. Sec’d. Notes, 144A
5.250%	04/15/24		70	74,224
5.750%	04/15/26	(a)	372	404,618
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26		136	153,202
Sr. Sec’d. Notes, 144A
6.250%	05/15/26		111	121,298
Service Corp. International,
Sr. Unsec’d. Notes
4.625%	12/15/27	(a)	375	392,313
United Rentals North America, Inc.,
Gtd. Notes
4.625%	10/15/25		335	345,114
5.250%	01/15/30		275	296,105
5.500%	05/15/27		100	107,272
6.500%	12/15/26	(a)	520	572,253

				6,075,051

Computers — 0.2%
Apple, Inc.,
Sr. Unsec’d. Notes
3.850%	05/04/43		800	895,723
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A
7.125%	06/15/24	(a)	125	132,097
Sr. Sec’d. Notes, 144A
6.020%	06/15/26		200	230,755
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.680%
2.567%(c)	03/12/21		380	381,395
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.720%
2.763%(c)	10/05/21		440	440,303
International Business Machines Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.400%
2.305%(c)	05/13/21		700	702,615
Sr. Unsec’d. Notes
3.300%	05/15/26		300	316,219
3.500%	05/15/29	(a)	850	913,079

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (continued)
NCR Corp.,
Gtd. Notes, 144A
5.750%	09/01/27		115	$122,569
6.125%	09/01/29		115	124,863
Western Digital Corp.,
Gtd. Notes
4.750%	02/15/26	(a)	269	280,632

				4,540,250

Cosmetics/Personal Care — 0.0%
High Ridge Brands Co.,
Gtd. Notes, 144A
8.875%	03/15/25	(d)	22	55
Revlon Consumer Products Corp.,
Gtd. Notes
6.250%	08/01/24		30	14,652

				14,707

Distribution/Wholesale — 0.0%
Performance Food Group, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	10/15/27		100	106,751
W.W. Grainger, Inc.,
Sr. Unsec’d. Notes
4.600%	06/15/45		150	179,038
Wolverine Escrow LLC,
Sr. Sec’d. Notes, 144A
9.000%	11/15/26		145	151,966

				437,755

Diversified Financial Services — 0.5%
AIG Global Funding,
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.460%
2.407%(c)	06/25/21		130	130,483
Air Lease Corp.,
Sr. Unsec’d. Notes
3.250%	03/01/25	(a)	605	623,593
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26		41	44,047
Sr. Unsec’d. Notes, 144A
9.750%	07/15/27		42	44,906
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31		125	173,559
Sr. Unsec’d. Notes
4.625%	05/19/22		40	41,953
4.625%	03/30/25		15	16,333
5.125%	09/30/24		139	153,276
Sub. Notes
5.750%	11/20/25		170	190,659
American Express Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.525%
2.429%(c)	05/17/21		340	341,320
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
2.491%(c)	11/05/21		310	311,694

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.620%
2.519%(c)	05/20/22		470	$472,972
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
4.375%	05/01/26		515	546,447
5.125%	10/01/23		130	140,083
Brookfield Finance, Inc. (Canada),
Gtd. Notes
4.850%	03/29/29	(a)	190	218,628
Capital One Bank USA NA,
Sub. Notes
3.375%	02/15/23		250	258,384
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.750%	04/24/24		400	421,146
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
12.500%	06/15/24		25	22,371
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		165	174,652
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
2.342%	11/15/20		2,400	2,400,804
4.418%	11/15/35		700	746,692
Global Aircraft Leasing Co. Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	09/15/24		145	151,296
GTP Acquisition Partners I LLC,
Sec’d. Notes, 144A
3.482%	06/15/50		500	516,101
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
3.900%(cc)	12/21/65		200	156,020
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/22		400	435,672
Invesco Finance PLC,
Gtd. Notes
4.000%	01/30/24		524	557,157
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23		150	159,139
9.125%	07/15/26		198	219,388
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes
6.500%	07/01/21		21	21,052
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.250%	01/15/28		108	111,518
5.750%	05/01/25		185	191,621
Springleaf Finance Corp.,
Gtd. Notes
6.125%	03/15/24		35	38,389
6.625%	01/15/28		45	50,729
6.875%	03/15/25	(a)	220	250,377
7.125%	03/15/26		463	535,629

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
TD Ameritrade Holding Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.430%
2.339%(c)	11/01/21		120	$120,174

				10,988,264

Electric — 0.5%
AES Corp.,
Sr. Unsec’d. Notes
5.500%	04/15/25	(a)	160	165,432
Alabama Power Co.,
Sr. Unsec’d. Notes
3.850%	12/01/42		135	144,256
Sr. Unsec’d. Notes, Series V
5.600%	03/15/33		120	151,299
Appalachian Power Co.,
Sr. Unsec’d. Notes, Series L
5.800%	10/01/35		103	126,247
Arizona Public Service Co.,
Sr. Unsec’d. Notes
5.050%	09/01/41		107	129,498
Ausgrid Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
4.350%	08/01/28		450	489,860
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.250%	06/01/26	(a)	250	260,534
Clearway Energy Operating LLC,
Gtd. Notes
5.750%	10/15/25		40	42,217
Cleveland Electric Illuminating Co. (The),
First Mortgage
5.500%	08/15/24		200	228,509
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
3.875%	06/15/47		130	141,130
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series F
5.250%	08/01/33		240	289,107
Duke Energy Progress LLC,
First Mortgage
4.100%	05/15/42		140	157,263
4.100%	03/15/43		100	111,781
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
3.616%	08/01/27		200	199,988
Edison International,
Sr. Unsec’d. Notes
4.125%	03/15/28		115	118,652
Emera US Finance LP (Canada),
Gtd. Notes
4.750%	06/15/46		150	173,044
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.875%	05/25/22	(a)	300	303,778
Entergy Gulf States Louisiana LLC,
First Mortgage
5.590%	10/01/24		250	287,225

SEE NOTES TO FINANCIAL STATEMENTS.

A336

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Evergy Metro, Inc.,
Sr. Sec’d. Notes
5.300%	10/01/41	(a)	300	$377,894
Exelon Corp.,
Sr. Unsec’d. Notes
7.600%	04/01/32	(a)	155	214,031
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.750%	10/01/41	(a)	450	517,275
6.250%	10/01/39	(a)	200	240,316
Florida Power & Light Co.,
First Mortgage
4.050%	06/01/42		200	226,928
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes
3.055%	10/04/26		140	142,739
Hydro-Quebec (Canada),
Gov’t. Gtd. Notes
9.400%	02/01/21		130	140,409
Gov’t. Gtd. Notes, Series HY
8.400%	01/15/22		120	135,399
Gov’t. Gtd. Notes, Series IO
8.050%	07/07/24		550	691,572
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes
6.150%	06/01/37		100	128,943
Sr. Unsec’d. Notes, 144A
4.300%	01/15/26		130	140,703
John Sevier Combined Cycle Generation LLC,
Sec’d. Notes
4.626%	01/15/42		204	236,077
Massachusetts Electric Co.,
Unsec’d. Notes, 144A
4.004%	08/15/46		130	139,045
Mississippi Power Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%
2.597%(c)	03/27/20		54	53,827
Nevada Power Co.,
Sec’d. Notes
5.375%	09/15/40		200	247,162
New York State Electric & Gas Corp.,
Sr. Unsec’d. Notes, 144A
3.250%	12/01/26		200	206,508
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes, 3 Month LIBOR + 0.550%
2.464%(c)	08/28/21		400	400,649
NextEra Energy Operating Partners LP,
Gtd. Notes, 144A
4.250%	07/15/24		125	130,048
NRG Energy, Inc.,
Gtd. Notes
6.625%	01/15/27		115	125,085
7.250%	05/15/26		275	300,438
Gtd. Notes, 144A
5.250%	06/15/29		121	131,224

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Ohio Edison Co.,
Sr. Unsec’d. Notes
6.875%	07/15/36		65	$90,569
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22		108	110,226
7.000%	10/30/31		150	204,796
San Diego Gas & Electric Co.,
First Mortgage
6.000%	06/01/26		120	141,435
Sempra Energy,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450%
2.344%(c)	03/15/21		440	440,213
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%
2.501%(c)	01/15/21		40	40,007
Southern California Edison Co.,
First Ref. Mortgage, Series C
4.125%	03/01/48		400	427,051
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series J
3.900%	04/01/45		230	238,071
Texas Competitive Electric Holdings Co. LLC, Escrow Shares,
Notes
5.000%	12/30/20^		160	16
11.500%	12/31/99		150	225
Notes, 144A
5.000%	10/10/99^		428	43
Toledo Edison Co. (The),
Sr. Sec’d. Notes
6.150%	05/15/37		125	169,607
Tucson Electric Power Co.,
Sr. Unsec’d. Notes
4.850%	12/01/48		150	182,611
Vistra Energy Corp.,
Gtd. Notes
5.875%	06/01/23		125	127,851
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		140	146,520
5.500%	09/01/26		110	116,694

				10,882,027

Electrical Components & Equipment — 0.0%
Energizer Holdings, Inc.,
Gtd. Notes, 144A
7.750%	01/15/27	(a)	390	436,109

Electronics — 0.0%
ADT Security Corp. (The),
Sr. Sec’d. Notes
4.125%	06/15/23		115	118,817
Sr. Sec’d. Notes, 144A
4.875%	07/15/32		150	137,626
Tyco Electronics Group SA (Switzerland),
Gtd. Notes, 3 Month LIBOR + 0.450%
2.342%(c)	06/05/20		120	120,102

				376,545

SEE NOTES TO FINANCIAL STATEMENTS.

A337

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Energy-Alternate Sources — 0.0%
TerraForm Power Operating LLC,
Gtd. Notes, 144A
4.250%	01/31/23	66	$68,026
5.000%	01/31/28	110	116,439

			184,465

Engineering & Construction — 0.1%
AECOM,
Gtd. Notes
5.125%	03/15/27	196	210,695
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	07/31/47	708	731,302
Sydney Airport Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.375%	04/30/25	475	490,760

			1,432,757

Entertainment — 0.1%
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.750%	06/15/25	168	155,414
5.875%	11/15/26	59	53,224
6.125%	05/15/27	83	75,894
Cedar Fair LP,
Gtd. Notes, 144A
5.250%	07/15/29	80	86,208
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes
5.375%	04/15/27	8	8,604
Chukchansi Economic Development Authority,
Sec’d. Notes, 144A
9.750%	05/30/20	188	93,062
Cinemark USA, Inc.,
Gtd. Notes
4.875%	06/01/23	104	105,997
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	02/15/23	65	68,252
Enterprise Development Authority (The),
Sr. Sec’d. Notes, 144A
12.000%	07/15/24	140	160,523
Gateway Casinos & Entertainment Ltd. (Canada),
Sec’d. Notes, 144A
8.250%	03/01/24	27	27,605
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.500%	02/15/25	545	613,165
Live Nation Entertainment, Inc.,
Gtd. Notes, 144A
5.625%	03/15/26	118	125,741
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
4.875%	07/31/24	194	201,198
5.500%	04/15/27	39	41,629

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Entertainment (continued)
Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Canada),
Gtd. Notes, 144A
7.000%	07/15/26		260	$281,464
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29		203	218,206

				2,316,186

Environmental Control — 0.0%
Covanta Holding Corp.,
Sr. Unsec’d. Notes
5.875%	07/01/25		86	90,765

Food Service — 0.0%
Aramark Services, Inc.,
Gtd. Notes, 144A
5.000%	02/01/28	(a)	310	326,532

Foods — 0.3%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes
5.750%	03/15/25		248	257,308
6.625%	06/15/24	(a)	415	434,865
Gtd. Notes, 144A
7.500%	03/15/26		530	595,703
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25	(a)	200	206,148
Campbell Soup Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%
2.394%(c)	03/16/20		280	279,885
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.630%
2.524%(c)	03/15/21		490	490,910
Sr. Unsec’d. Notes
4.800%	03/15/48		85	98,462
Conagra Brands, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%
2.512%(c)	10/09/20		230	230,296
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%
2.703%(c)	10/22/20		30	30,020
Sr. Unsec’d. Notes
4.600%	11/01/25		50	55,216
5.300%	11/01/38		60	71,134
Dole Food Co., Inc.,
Sr. Sec’d. Notes, 144A
7.250%	06/15/25		64	61,913
General Mills, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.540%
2.541%(c)	04/16/21		440	441,339
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25		11	11,411
5.875%	07/15/24		186	191,363
6.750%	02/15/28		42	46,442
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
6.500%	04/15/29		200	223,054
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30		212	227,782

SEE NOTES TO FINANCIAL STATEMENTS.

A338

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Foods (continued)
Kraft Heinz Foods Co.,
Gtd. Notes, 3 Month LIBOR + 0.570%
2.471%(c)	02/10/21		180	$180,095
Gtd. Notes
5.000%	07/15/35		400	444,259
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.875%	11/01/26	(a)	230	244,451
New Albertsons LP,
Sr. Unsec’d. Notes
7.450%	08/01/29		23	23,469
7.750%	06/15/26		11	11,232
8.000%	05/01/31		262	271,854
8.700%	05/01/30	(a)	274	298,063
Sr. Unsec’d. Notes, MTN
6.625%	06/01/28		126	115,961
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.750%	03/15/25	(a)	231	239,176
5.875%	09/30/27		138	149,204
Post Holdings, Inc.,
Gtd. Notes, 144A
5.000%	08/15/26	(a)	360	381,507
5.500%	12/15/29		115	122,773
5.750%	03/01/27		440	473,457
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
4.875%	08/15/34		100	119,531
5.150%	08/15/44		80	97,243

				7,125,526

Gas — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25		227	245,601
5.750%	05/20/27		67	73,643
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
4.487%	02/15/42		101	114,989
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes, Series C
3.900%	11/15/49		240	238,767
NiSource, Inc.,
Sr. Unsec’d. Notes
5.800%	02/01/42		314	385,798

				1,058,798

Hand/Machine Tools — 0.0%
Colfax Corp.,
Gtd. Notes, 144A
6.000%	02/15/24		76	80,970

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.900%	11/30/46		565	739,209

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Products (continued)
Boston Scientific Corp.,
Sr. Unsec’d. Notes
3.750%	03/01/26		80	$85,760
4.550%	03/01/39		350	410,448
DH Europe Finance II Sarl,
Gtd. Notes
3.250%	11/15/39		100	101,042
3.400%	11/15/49		50	51,137
Hologic, Inc.,
Gtd. Notes, 144A
4.375%	10/15/25	(a)	285	294,707
Medtronic, Inc.,
Gtd. Notes
4.375%	03/15/35		285	336,601
Teleflex, Inc.,
Gtd. Notes
4.875%	06/01/26		70	73,394

				2,092,298

Healthcare-Services — 0.5%
Acadia Healthcare Co., Inc.,
Gtd. Notes
5.625%	02/15/23		41	41,700
6.500%	03/01/24		160	165,957
Aetna, Inc.,
Sr. Unsec’d. Notes
6.750%	12/15/37		100	134,664
Air Medical Group Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/15/23		235	209,233
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43		141	159,184
Centene Corp.,
Sr. Unsec’d. Notes
4.750%	01/15/25		83	86,090
6.125%	02/15/24		44	45,625
Sr. Unsec’d. Notes, 144A
4.250%	12/15/27		154	158,569
4.625%	12/15/29		190	200,087
5.375%	06/01/26		242	257,171
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes
5.125%	08/01/21		106	106,105
6.250%	03/31/23		16	16,234
Sr. Sec’d. Notes, 144A
8.000%	03/15/26		43	44,599
8.625%	01/15/24	(a)	332	352,383
DaVita, Inc.,
Gtd. Notes
5.000%	05/01/25	(a)	561	576,920
5.125%	07/15/24	(a)	283	290,219
Encompass Health Corp.,
Gtd. Notes
5.750%	11/01/24	(a)	470	476,892
5.750%	09/15/25		140	147,136

SEE NOTES TO FINANCIAL STATEMENTS.

A339

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
HCA Healthcare, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21		60	$62,629
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	(a)	1,220	1,350,136
5.625%	09/01/28		159	181,351
5.875%	05/01/23		228	251,718
5.875%	02/15/26	(a)	1,631	1,857,667
5.875%	02/01/29		105	121,369
7.500%	02/15/22		120	132,638
Sr. Sec’d. Notes
5.125%	06/15/39		100	110,348
5.250%	06/15/26	(a)	455	509,705
5.500%	06/15/47		50	57,238
Polaris Intermediate Corp.,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.500% or PIK 9.250%
8.500%	12/01/22		151	140,457
Tenet Healthcare Corp.,
Sec’d. Notes
5.125%	05/01/25		256	263,511
Sec’d. Notes, 144A
6.250%	02/01/27		450	485,614
Sr. Sec’d. Notes
4.625%	07/15/24		178	182,888
Sr. Sec’d. Notes, 144A
4.625%	09/01/24		49	51,119
4.875%	01/01/26	(a)	741	776,264
5.125%	11/01/27		137	144,671
Sr. Unsec’d. Notes
6.750%	06/15/23	(a)	365	401,326
8.125%	04/01/22		27	29,851
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/39		265	278,385
4.625%	07/15/35		100	121,208
WellCare Health Plans, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/25		201	209,617

				11,188,478

Holding Companies-Diversified — 0.0%
CVS Pass-Through Trust,
Pass-Through Certificates, 144A
4.704%	01/10/36		379	405,495
Hutchison Whampoa International 12 II Ltd. (United Kingdom),
Gtd. Notes, 144A
3.250%	11/08/22		200	204,632

				610,127

Home Builders — 0.0%
Lennar Corp.,
Gtd. Notes
4.750%	11/29/27		100	107,846
5.000%	06/15/27		65	70,466
5.250%	06/01/26		90	98,695

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders (continued)
5.875%	11/15/24		45	$50,406

				327,413

Home Furnishings — 0.1%
Tempur Sealy International, Inc.,
Gtd. Notes
5.500%	06/15/26	(a)	544	573,632
5.625%	10/15/23		465	478,902

				1,052,534

Household Products/Wares — 0.1%
ACCO Brands Corp.,
Gtd. Notes, 144A
5.250%	12/15/24		292	304,199
Central Garden & Pet Co.,
Gtd. Notes
5.125%	02/01/28		545	564,627
6.125%	11/15/23		75	77,579
Kronos Acquisition Holdings, Inc. (Canada),
Gtd. Notes, 144A
9.000%	08/15/23		17	16,195
Prestige Brands, Inc.,
Gtd. Notes, 144A
6.375%	03/01/24	(a)	165	171,583
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A
2.375%	06/24/22		300	301,831
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25		522	546,260
6.125%	12/15/24		190	196,293
Gtd. Notes, 144A
5.000%	10/01/29		21	21,704

				2,200,271

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/26	(a)	550	573,185

Insurance — 0.3%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.520%
2.428%(c)	09/20/21		230	230,114
Sr. Unsec’d. Notes, 144A, MTN
3.200%	03/11/25		200	205,375
AIG SunAmerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%	03/15/32		185	257,777
American Financial Group, Inc.,
Sr. Unsec’d. Notes
3.500%	08/15/26		250	257,794
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25	(a)	300	321,163
4.700%	07/10/35		310	357,822

SEE NOTES TO FINANCIAL STATEMENTS.

A340

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
Athene Global Funding,
Sec’d. Notes, 144A
2.950%	11/12/26		1,050	$1,045,207
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.400%	05/15/42		325	383,967
Cincinnati Financial Corp.,
Sr. Unsec’d. Notes
6.920%	05/15/28		230	297,442
Fidelity & Guaranty Life Holdings, Inc.,
Gtd. Notes, 144A
5.500%	05/01/25		14	14,936
Harborwalk Funding Trust,
Sub. Notes, 144A
5.077%(ff)	02/15/69		175	206,245
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
6.100%	10/01/41		65	89,071
Liberty Mutual Insurance Co.,
Sub. Notes, 144A
8.500%	05/15/25		200	249,229
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.350%	03/01/48		150	164,795
Manulife Financial Corp. (Canada),
Sub. Notes
4.061%(ff)	02/24/32	(a)	350	362,333
Markel Corp.,
Sr. Unsec’d. Notes
3.625%	03/30/23		300	312,461
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
3.729%	10/15/70		88	85,542
4.900%	04/01/77		165	201,414
MetLife, Inc.,
Sr. Unsec’d. Notes
4.125%	08/13/42		124	141,102
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
3.875%	04/11/22		767	798,535
New York Life Insurance Co.,
Sub. Notes, 144A
4.450%	05/15/69		190	218,200
OneBeacon US Holdings, Inc.,
Gtd. Notes
4.600%	11/09/22		250	262,092
Pacific Life Insurance Co.,
Sub. Notes, 144A
4.300%(ff)	10/24/67		300	315,667
Protective Life Global Funding,
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.520%
2.481%(c)	06/28/21		180	180,839
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.900%	09/15/44		150	184,816

				7,143,938

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet — 0.1%
Cogent Communications Group, Inc.,
Sr. Sec’d. Notes, 144A
5.375%	03/01/22		350	$366,063
eBay, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.870%
2.806%(c)	01/30/23		150	150,955
Netflix, Inc.,
Sr. Unsec’d. Notes
4.875%	04/15/28	(a)	200	208,259
5.875%	02/15/25		31	34,653
5.875%	11/15/28		276	306,262
Sr. Unsec’d. Notes, 144A
5.375%	11/15/29		235	250,446
Photo Holdings Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	10/01/26		270	250,592
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
6.000%	04/01/23		190	194,884
6.375%	05/15/25	(a)	320	330,687
Gtd. Notes, 144A
5.750%	01/15/27		30	30,611

				2,123,412

Investment Companies — 0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
6.250%	05/15/26		83	88,547
6.375%	12/15/25		192	202,653
Gtd. Notes, 144A
4.750%	09/15/24		165	169,946

				461,146

Iron/Steel — 0.0%
AK Steel Corp.,
Sr. Sec’d. Notes
7.500%	07/15/23		25	26,086
Allegheny Technologies, Inc.,
Sr. Unsec’d. Notes
7.875%	08/15/23		20	22,427
Cleveland-Cliffs, Inc.,
Gtd. Notes
5.750%	03/01/25	(a)	9	8,894
Sr. Sec’d. Notes, 144A
4.875%	01/15/24		55	56,296
Nucor Corp.,
Sr. Unsec’d. Notes
6.400%	12/01/37		100	136,051
United States Steel Corp.,
Sr. Unsec’d. Notes
6.250%	03/15/26		100	85,873
6.875%	08/15/25		38	35,536

				371,163

SEE NOTES TO FINANCIAL STATEMENTS.

A341

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Leisure Time — 0.0%
Constellation Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	09/15/25		15	$13,135
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A
5.375%	04/15/23	(a)	478	490,257
Vista Outdoor, Inc.,
Gtd. Notes
5.875%	10/01/23	(a)	342	327,275
VOC Escrow Ltd.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/28		111	116,477

				947,144

Lodging — 0.2%
Boyd Gaming Corp.,
Gtd. Notes
6.375%	04/01/26		119	128,227
Hilton Domestic Operating Co., Inc.,
Gtd. Notes
4.250%	09/01/24		25	25,504
4.875%	01/15/30		93	98,696
5.125%	05/01/26		260	273,904
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes
4.625%	04/01/25	(a)	334	343,772
4.875%	04/01/27		98	104,251
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A
10.250%	11/15/22		50	52,744
Sr. Sec’d. Notes, 144A
6.750%	11/15/21		34	34,634
Marriott International, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%
2.535%(c)	03/08/21		70	70,256
Sr. Unsec’d. Notes, Series Y, 3 Month LIBOR + 0.600%
2.507%(c)	12/01/20		230	230,696
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26	(a)	1,387	1,465,721
5.500%	04/15/27		45	49,977
6.000%	03/15/23		45	49,453
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes
5.400%	04/01/24		51	54,030
5.750%	04/01/27		68	73,968
6.350%	10/01/25		84	93,363
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Gtd. Notes, 144A
5.500%	03/01/25	(a)	545	585,669

				3,734,865

Machinery-Construction & Mining — 0.0%
BWX Technologies, Inc.,
Gtd. Notes, 144A
5.375%	07/15/26		75	79,444

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Construction & Mining (continued)
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.300%
2.185%(c)	03/08/21		240	$240,243
Sr. Unsec’d. Notes, Series I, MTN, 3 Month LIBOR + 0.390%
2.294%(c)	05/17/21		350	350,829

				670,516

Machinery-Diversified — 0.0%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.400%
2.285%(c)	06/07/21		216	216,526
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.490%
2.377%(c)	06/13/22		180	180,743
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
4.200%	09/15/28		60	65,679
Welbilt, Inc.,
Gtd. Notes
9.500%	02/15/24		50	52,917

				515,865

Media — 1.0%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.625%	02/15/23		200	203,656
7.500%	05/15/26		430	462,225
Altice Luxembourg SA (Luxembourg),
Sr. Sec’d. Notes, 144A
10.500%	05/15/27		200	229,420
AMC Networks, Inc.,
Gtd. Notes
4.750%	08/01/25		59	59,358
5.000%	04/01/24		205	209,382
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
5.875%	09/15/22		50	53,894
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
5.125%	02/15/23		12	12,167
Sr. Unsec’d. Notes, 144A
4.750%	03/01/30		192	195,820
5.000%	02/01/28		74	77,582
5.125%	05/01/27	(a)	1,085	1,148,163
5.750%	02/15/26	(a)	2,465	2,599,608
5.875%	04/01/24		930	966,482
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.800%	03/01/50	(a)	360	379,909
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, 144A
9.250%	02/15/24	(a)	1,185	1,314,076
Sr. Sec’d. Notes, 144A
5.125%	08/15/27		168	174,869
Comcast Corp.,
Gtd. Notes, 3 Month LIBOR + 0.440%
2.349%(c)	10/01/21		110	110,494

SEE NOTES TO FINANCIAL STATEMENTS.

A342

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Gtd. Notes
3.250%	11/01/39		360	$365,354
3.600%	03/01/24		160	169,669
4.049%	11/01/52	(a)	267	299,321
4.200%	08/15/34		700	804,756
4.600%	10/15/38		450	535,885
CSC Holdings LLC,
Gtd. Notes, 144A
5.375%	02/01/28		200	213,727
6.500%	02/01/29		225	251,253
Sr. Unsec’d. Notes
5.250%	06/01/24	(a)	393	423,558
Sr. Unsec’d. Notes, 144A
10.875%	10/15/25		485	545,853
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27		61	59,344
Sr. Sec’d. Notes, 144A
5.375%	08/15/26		283	286,739
Discovery Communications LLC,
Gtd. Notes
6.350%	06/01/40		100	127,758
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23		48	49,193
5.125%	05/01/20		25	25,201
5.875%	07/15/22		57	60,550
5.875%	11/15/24	(a)	1,455	1,489,201
6.750%	06/01/21		276	290,408
7.750%	07/01/26	(a)	384	406,990
Entercom Media Corp.,
Sec’d. Notes, 144A
6.500%	05/01/27		85	90,891
GCI LLC,
Sr. Unsec’d. Notes
6.875%	04/15/25		15	15,672
Gray Television, Inc.,
Gtd. Notes, 144A
5.125%	10/15/24		50	51,827
5.875%	07/15/26	(a)	237	252,171
7.000%	05/15/27		348	387,694
iHeartCommunications, Inc.,
Gtd. Notes
8.375%	05/01/27		290	319,700
Sr. Sec’d. Notes
6.375%	05/01/26		74	81,121
Sr. Sec’d. Notes, 144A
5.250%	08/15/27		260	272,421
iHeartCommunications, Inc., Escrow Shares,
Sr. Sec’d. Notes
9.000%	12/31/99^		500	—
Meredith Corp.,
Gtd. Notes
6.875%	02/01/26	(a)	355	369,158
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A
5.625%	08/01/24		400	417,270

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
5.625%	07/15/27		89	$93,893
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes
5.750%	01/15/23		54	58,850
Sinclair Television Group, Inc.,
Gtd. Notes, 144A
5.625%	08/01/24	(a)	384	395,583
5.875%	03/15/26		8	8,406
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
5.375%	04/15/25		582	602,094
5.375%	07/15/26		509	541,513
5.500%	07/01/29		103	111,461
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.125%	02/15/28		150	196,608
TEGNA, Inc.,
Gtd. Notes
6.375%	10/15/23	(a)	171	176,383
Gtd. Notes, 144A
5.500%	09/15/24		35	36,172
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.125%	02/15/21		300	304,822
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes
8.375%	07/15/33		377	529,240
UPCB Finance IV Ltd. (Netherlands),
Sr. Sec’d. Notes, 144A
5.375%	01/15/25	(a)	358	367,972
ViacomCBS, Inc.,
Gtd. Notes
4.200%	06/01/29		200	218,067
4.850%	07/01/42		100	111,162
Jr. Sub. Notes
5.875%(ff)	02/28/57		394	410,763
6.250%(ff)	02/28/57		77	85,153
Sr. Unsec’d. Notes
6.875%	04/30/36		100	133,706
Videotron Ltd. (Canada),
Gtd. Notes, 144A
5.125%	04/15/27		53	56,697
5.375%	06/15/24		50	54,982
Walt Disney Co. (The),
Gtd. Notes, 3 Month LIBOR + 0.390%
2.297%(c)	09/01/22		40	40,227
Gtd. Notes
7.430%	10/01/26		100	128,363
7.625%	11/30/28		100	137,190
7.700%	10/30/25		100	128,308

				21,787,405

Metal Fabricate/Hardware — 0.0%
Zekelman Industries, Inc.,
Sr. Sec’d. Notes, 144A
9.875%	06/15/23		38	39,999

SEE NOTES TO FINANCIAL STATEMENTS.

A343

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining — 0.1%
Alcoa Nederland Holding BV,
Gtd. Notes, 144A
6.750%	09/30/24	(a)	400	$420,197
7.000%	09/30/26		200	218,263
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
6.450%	10/15/35		100	129,905
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.750%	05/15/22		34	35,195
5.125%	03/15/23		15	15,839
5.125%	05/15/24		35	37,219
Freeport-McMoRan, Inc.,
Gtd. Notes
3.550%	03/01/22		111	112,702
3.875%	03/15/23		312	318,239
4.550%	11/14/24		265	280,623
5.400%	11/14/34		9	9,421
Glencore Funding LLC (Switzerland),
Gtd. Notes, 144A
4.625%	04/29/24		200	213,502
Hecla Mining Co.,
Gtd. Notes
6.875%	05/01/21		28	27,936
Novelis Corp.,
Gtd. Notes, 144A
5.875%	09/30/26		37	39,438
6.250%	08/15/24		107	112,103

				1,970,582

Miscellaneous Manufacturing — 0.0%
General Electric Co.,
Sr. Unsec’d. Notes, MTN
4.650%	10/17/21		215	223,980
5.550%	01/05/26		200	227,518
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
4.875%	09/15/41		200	253,967

				705,465

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
4.250%	04/01/28		124	130,155
5.000%	09/01/25	(a)	305	318,638
Pitney Bowes, Inc.,
Sr. Unsec’d. Notes
5.200%	04/01/23		72	70,833
Xerox Corp.,
Sr. Unsec’d. Notes
4.125%	03/15/23		122	126,589

				646,215

Oil & Gas — 0.6%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A
5.875%	03/31/25	(a)	272	288,852

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Antero Resources Corp.,
Gtd. Notes
5.125%	12/01/22		46	$41,167
5.375%	11/01/21		34	32,403
5.625%	06/01/23		424	341,843
Apache Corp.,
Sr. Unsec’d. Notes
4.750%	04/15/43		100	96,494
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.000%	11/01/26		45	35,956
BP Capital Markets America, Inc.,
Gtd. Notes
3.017%	01/16/27		215	222,241
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.279%	09/19/27	(a)	300	315,588
3.814%	02/10/24		250	266,781
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.450%	06/30/33	(a)	339	434,092
Carrizo Oil & Gas, Inc.,
Gtd. Notes
6.250%	04/15/23		29	29,441
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.800%	09/15/23		200	207,018
6.750%	11/15/39		247	313,901
Chesapeake Energy Corp.,
Sec’d. Notes, 144A
11.500%	01/01/25		250	236,381
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
6.250%	08/15/22		16	16,221
CNOOC Finance 2015 Australia Pty Ltd. (China),
Gtd. Notes
2.625%	05/05/20		200	200,266
Covey Park Energy LLC/Covey Park Finance Corp.,
Gtd. Notes, 144A
7.500%	05/15/25		185	159,237
Denbury Resources, Inc.,
Sec’d. Notes, 144A
9.000%	05/15/21		46	44,954
9.250%	03/31/22		21	19,740
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes
5.700%	10/15/39		49	28,641
Eni SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.700%	10/01/40		125	150,800
EP Energy LLC/Everest Acquisition Finance, Inc.,
Sec’d. Notes, 144A
8.000%	02/15/25	(d)	50	670
9.375%	05/01/24	(d)	867	20,203
Sr. Sec’d. Notes, 144A
7.750%	05/15/26	(d)	636	454,466
8.000%	11/29/24	(d)	290	145,056

SEE NOTES TO FINANCIAL STATEMENTS.

A344

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Equinor ASA (Norway),
Gtd. Notes
2.650%	01/15/24		214	$219,040
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.995%	08/16/39		615	614,813
Gulfport Energy Corp.,
Gtd. Notes
6.000%	10/15/24		125	88,890
6.375%	05/15/25		30	19,050
6.375%	01/15/26		170	105,401
6.625%	05/01/23	(a)	130	109,399
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	10/01/25		19	18,512
6.250%	11/01/28		85	81,001
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.125%	12/15/26		70	79,317
Matador Resources Co.,
Gtd. Notes
5.875%	09/15/26		60	60,392
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23		85	85,294
7.000%	03/31/24		170	171,588
Sec’d. Notes, 144A
6.500%	01/15/25		192	200,270
Nabors Industries, Inc.,
Gtd. Notes
5.500%	01/15/23		15	14,464
5.750%	02/01/25		207	186,393
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44		150	166,605
5.250%	11/15/43		60	67,605
Noble Holding International Ltd.,
Gtd. Notes
5.250%	03/15/42		53	19,202
6.200%	08/01/40		41	15,635
Oasis Petroleum, Inc.,
Gtd. Notes
6.875%	03/15/22		122	118,504
6.875%	01/15/23	(a)	191	187,329
Gtd. Notes, 144A
6.250%	05/01/26		244	203,945
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.250%
3.155%(c)	08/13/21		240	241,279
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.450%
3.360%(c)	08/15/22		120	120,813
Sr. Unsec’d. Notes
4.300%	08/15/39		210	213,366
7.500%	05/01/31		160	208,225
Parsley Energy LLC/Parsley Finance Corp.,
Gtd. Notes, 144A
5.250%	08/15/25		140	144,055

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
5.375%	01/15/25		80	$82,424
5.625%	10/15/27		41	43,389
PBF Holding Co. LLC/PBF Finance Corp.,
Gtd. Notes
7.000%	11/15/23		69	71,462
7.250%	06/15/25		70	74,865
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.500%	03/13/27		420	444,594
6.500%	01/23/29		100	105,090
6.625%	06/15/35		150	153,038
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23		44	43,782
5.375%	10/01/22		18	18,150
5.625%	03/01/26		53	51,748
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	(a)	292	251,159
Shelf Drilling Holdings Ltd. (United Arab Emirates),
Gtd. Notes, 144A
8.250%	02/15/25	(a)	283	269,500
SM Energy Co.,
Sr. Unsec’d. Notes
5.000%	01/15/24	(a)	300	287,556
6.625%	01/15/27		53	52,049
Southwestern Energy Co.,
Gtd. Notes
6.200%	01/23/25	(a)	174	159,833
7.500%	04/01/26		117	108,298
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
6.800%	05/15/38		70	99,673
7.875%	06/15/26		300	383,744
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.875%	01/15/23		54	55,308
5.500%	02/15/26		91	94,522
5.875%	03/15/28		16	17,036
6.000%	04/15/27		101	107,567
Total Capital International SA (France),
Gtd. Notes
3.461%	07/12/49		210	221,392
Transocean Guardian Ltd.,
Sr. Sec’d. Notes, 144A
5.875%	01/15/24		256	261,862
Transocean Pontus Ltd.,
Sr. Sec’d. Notes, 144A
6.125%	08/01/25	(a)	295	303,561
Transocean Poseidon Ltd.,
Sr. Sec’d. Notes, 144A
6.875%	02/01/27		115	121,675
Transocean, Inc.,
Gtd. Notes
7.500%	04/15/31		38	29,526
9.350%	12/15/41		119	97,063

SEE NOTES TO FINANCIAL STATEMENTS.

A345

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Gtd. Notes, 144A
7.250%	11/01/25	(a)	115	$113,229
7.500%	01/15/26		36	35,537
9.000%	07/15/23		75	79,247
Ultra Resources, Inc.,
Sec’d. Notes, Cash coupon 9.000% and PIK 2.000%
11.000%	07/12/24		49	7,014
Valaris PLC,
Sr. Unsec’d. Notes
5.750%	10/01/44		142	64,094
W&T Offshore, Inc.,
Sec’d. Notes, 144A
9.750%	11/01/23		28	26,829
Whiting Petroleum Corp.,
Gtd. Notes
5.750%	03/15/21		64	60,647
6.625%	01/15/26		465	316,013
WPX Energy, Inc.,
Sr. Unsec’d. Notes
8.250%	08/01/23		121	139,276

				12,714,551

Oil & Gas Services — 0.0%
Archrock Partners LP/Archrock Partners Finance Corp.,
Gtd. Notes, 144A
6.875%	04/01/27		14	14,833
Baker Hughes a GE Co. LLC,
Sr. Unsec’d. Notes
5.125%	09/15/40		100	117,370
Calfrac Holdings LP (Canada),
Gtd. Notes, 144A
8.500%	06/15/26		10	4,050
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.900%	05/17/28		185	196,684
Transocean Phoenix 2 Ltd.,
Sr. Sec’d. Notes, 144A
7.750%	10/15/24		104	109,779
Transocean Proteus Ltd.,
Sr. Sec’d. Notes, 144A
6.250%	12/01/24		115	119,309

				562,025

Packaging & Containers — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
5.250%	08/15/27		290	305,159
6.000%	02/15/25		505	529,698
Berry Global, Inc.,
Sec’d. Notes, 144A
5.625%	07/15/27		80	86,205
Sr. Sec’d. Notes, 144A
4.875%	07/15/26		410	432,762
LABL Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A
6.750%	07/15/26		210	223,565

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (continued)
Mauser Packaging Solutions Holding Co.,
Sr. Sec’d. Notes, 144A
5.500%	04/15/24		607	$626,043
OI European Group BV,
Gtd. Notes, 144A
4.000%	03/15/23		38	38,479
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Sr. Sec’d. Notes
5.750%	10/15/20		1,002	1,003,616

				3,245,527

Pharmaceuticals — 0.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.400%	11/06/42		145	156,496
4.450%	05/14/46		105	113,009
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.350%
2.245%(c)	05/21/21		550	550,538
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.460%
2.355%(c)	11/19/21		250	250,463
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.650%
2.545%(c)	11/21/22	(a)	420	421,863
Sr. Unsec’d. Notes, 144A
3.200%	11/21/29		440	448,535
4.050%	11/21/39	(a)	240	251,527
4.250%	11/21/49		150	158,724
Allergan Finance LLC,
Gtd. Notes
4.625%	10/01/42		75	78,020
Allergan Funding SCS,
Gtd. Notes
4.550%	03/15/35		70	75,515
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
4.000%	09/18/42		60	66,217
6.450%	09/15/37		60	84,712
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		180	205,246
9.250%	04/01/26		398	457,385
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.500%	03/01/23		16	16,092
5.875%	05/15/23		328	332,292
6.125%	04/15/25	(a)	386	399,432
7.000%	01/15/28		719	795,035
7.250%	05/30/29		63	71,923
9.000%	12/15/25		591	671,903
Sr. Sec’d. Notes, 144A
5.500%	11/01/25		754	788,031
5.750%	08/15/27		93	101,015
7.000%	03/15/24		297	309,842
Sr. Unsec’d. Notes, 144A
5.000%	01/30/28		60	61,558
5.250%	01/30/30		60	62,151

SEE NOTES TO FINANCIAL STATEMENTS.

A346

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.630%
2.577%(c)	06/25/21		200	$200,627
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.380%
2.284%(c)	05/16/22		46	46,095
Sr. Unsec’d. Notes, 144A
3.200%	06/15/26		145	152,252
3.400%	07/26/29	(a)	330	353,145
3.900%	02/20/28		245	268,350
4.125%	06/15/39		75	86,303
4.550%	02/20/48		150	182,866
5.000%	08/15/45		120	153,541
Cigna Corp.,
Gtd. Notes, 3 Month LIBOR + 0.650%
2.550%(c)	09/17/21		580	580,201
CVS Health Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.720%
2.605%(c)	03/09/21		120	120,672
Sr. Unsec’d. Notes
4.780%	03/25/38		915	1,038,385
5.050%	03/25/48		30	35,508
Eli Lilly & Co.,
Sr. Unsec’d. Notes
4.150%	03/15/59		195	229,091
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23		357	259,373
Sr. Sec’d. Notes, 144A
5.875%	10/15/24		200	193,860
Mylan NV,
Gtd. Notes
3.950%	06/15/26	(a)	240	249,371
Par Pharmaceutical, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/01/27	(a)	225	224,761
Pfizer, Inc.,
Sr. Unsec’d. Notes
3.900%	03/15/39		295	332,260
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26		610	628,119
Zoetis, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.440%
2.339%(c)	08/20/21		100	100,128

				12,362,432

Pipelines — 0.5%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes
5.375%	09/15/24	(a)	285	265,201
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
4.200%	03/23/25		500	532,264
5.000%	03/23/35		430	487,967

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Blue Racer Midstream LLC/Blue Racer Finance Corp.,
Gtd. Notes, 144A
6.125%	11/15/22		275	$269,997
Boardwalk Pipelines LP,
Gtd. Notes
4.800%	05/03/29		180	191,560
Buckeye Partners LP,
Jr. Sub. Notes
6.375%(ff)	01/22/78		10	7,395
Sr. Unsec’d. Notes
5.600%	10/15/44		300	262,311
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31		300	299,774
CNX Midstream Partners LP/CNX Midstream Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	03/15/26		32	29,475
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
5.750%	04/01/25		123	125,974
6.250%	04/01/23		225	229,363
Gtd. Notes, 144A
5.625%	05/01/27		135	137,018
DCP Midstream Operating LP,
Gtd. Notes
3.875%	03/15/23		60	61,585
4.950%	04/01/22		17	17,680
5.375%	07/15/25		47	51,130
Gtd. Notes, 144A
6.750%	09/15/37		30	31,741
Enable Midstream Partners LP,
Sr. Unsec’d. Notes
4.950%	05/15/28		195	197,503
Enbridge, Inc. (Canada),
Gtd. Notes, 3 Month LIBOR + 0.400%
2.410%(c)	01/10/20		240	240,022
Gtd. Notes, 3 Month LIBOR + 0.700%
2.594%(c)	06/15/20		185	185,337
Gtd. Notes
4.500%	06/10/44		200	219,936
Energy Transfer Operating LP,
Gtd. Notes
4.750%	01/15/26		275	297,009
6.250%	04/15/49		165	199,393
EnLink Midstream Partners LP,
Jr. Sub. Notes, Series C
6.000%(ff)	—	(rr)	194	132,849
Sr. Unsec’d. Notes
4.150%	06/01/25		62	58,427
4.400%	04/01/24		58	56,263
5.600%	04/01/44		167	135,314
Enterprise Products Operating LLC,
Gtd. Notes
3.350%	03/15/23	(a)	250	258,655
3.750%	02/15/25		400	426,812
3.950%	02/15/27	(a)	350	377,917

SEE NOTES TO FINANCIAL STATEMENTS.

A347

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
5.500%	07/15/28		140	$137,536
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
5.625%	06/15/24		92	89,115
6.000%	05/15/23		10	9,899
6.750%	08/01/22		105	106,293
Kinder Morgan, Inc.,
Gtd. Notes
4.300%	03/01/28	(a)	375	408,681
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
5.150%	10/15/43		170	198,711
MPLX LP,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.900%
2.785%(c)	09/09/21		80	80,295
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.100%
2.985%(c)	09/09/22		60	60,168
Sr. Unsec’d. Notes
4.125%	03/01/27	(a)	430	450,644
NuStar Logistics LP,
Gtd. Notes
5.625%	04/28/27		52	53,448
6.000%	06/01/26		69	73,080
ONEOK, Inc.,
Gtd. Notes
3.400%	09/01/29		285	289,365
4.450%	09/01/49		140	144,687
5.200%	07/15/48		130	147,927
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
3.605%	02/15/25		300	313,540
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.700%	06/15/44		180	174,995
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32		120	170,264
Spectra Energy Partners LP,
Gtd. Notes, 3 Month LIBOR + 0.700%
2.592%(c)	06/05/20		485	485,851
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.300%	04/01/44		100	105,586
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
4.750%	10/01/23		50	49,936
5.500%	09/15/24		46	46,160
5.500%	01/15/28		105	102,808
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.125%	02/01/25		208	215,912
6.750%	03/15/24		75	77,813
Gtd. Notes, 144A
6.500%	07/15/27	(a)	438	480,004
6.875%	01/15/29		205	227,480

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
2.800%	10/15/22	185	$186,981
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
4.750%	05/15/38	65	74,191
6.200%	10/15/37	150	195,453
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
7.875%	09/01/21	40	43,598

			10,986,293

Real Estate — 0.0%
GAIF Bond Issuer Pty Ltd. (Australia),
Gtd. Notes, 144A
3.400%	09/30/26	358	362,327
Kennedy-Wilson, Inc.,
Gtd. Notes
5.875%	04/01/24	46	47,264

			409,591

Real Estate Investment Trusts (REITs) — 0.4%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
4.000%	02/01/50	125	136,929
American Tower Corp.,
Sr. Unsec’d. Notes
3.500%	01/31/23	294	304,655
5.000%	02/15/24	126	138,749
5.900%	11/01/21	100	106,703
American Tower Trust,
, 144A
3.070%	03/15/48	100	100,515
3.652%	03/15/48	230	239,959
Boston Properties LP,
Sr. Unsec’d. Notes
3.800%	02/01/24	200	211,491
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25	200	210,129
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL,
Sr. Sec’d. Notes, 144A
5.750%	05/15/26	162	171,586
CoreCivic, Inc.,
Gtd. Notes
4.625%	05/01/23	75	74,338
Digital Realty Trust LP,
Gtd. Notes
3.700%	08/15/27	100	106,157
Duke Realty LP,
Gtd. Notes
3.625%	04/15/23	126	130,655
Equinix, Inc.,
Sr. Unsec’d. Notes
5.875%	01/15/26	260	276,500

SEE NOTES TO FINANCIAL STATEMENTS.

A348

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
ESH Hospitality, Inc.,
Gtd. Notes, 144A
4.625%	10/01/27		105	$106,443
5.250%	05/01/25	(a)	408	422,167
GEO Group, Inc. (The),
Gtd. Notes
5.125%	04/01/23		35	32,428
5.875%	10/15/24		20	18,177
Healthcare Trust of America Holdings LP,
Gtd. Notes
3.100%	02/15/30	(a)	445	442,849
3.700%	04/15/23		200	206,923
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
3.250%	07/15/26		80	83,000
3.875%	08/15/24		200	212,647
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes
3.875%	04/01/24		125	131,868
Iron Mountain, Inc.,
Gtd. Notes
5.750%	08/15/24		85	85,926
Gtd. Notes, 144A
4.875%	09/15/27		217	223,833
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Gtd. Notes, 144A
5.250%	03/15/22		82	85,362
5.250%	10/01/25		19	19,773
LifeStorage LP,
Gtd. Notes
3.500%	07/01/26		550	565,213
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes
5.625%	05/01/24		170	185,819
Gtd. Notes, 144A
5.750%	02/01/27	(a)	302	337,488
National Retail Properties, Inc.,
Sr. Unsec’d. Notes
3.500%	10/15/27		200	209,253
3.600%	12/15/26		175	183,610
4.300%	10/15/28		180	198,991
Office Properties Income Trust,
Sr. Unsec’d. Notes
3.600%	02/01/20		200	200,000
Realty Income Corp.,
Sr. Unsec’d. Notes
4.650%	03/15/47		100	121,504
Regency Centers LP,
Gtd. Notes
2.950%	09/15/29		290	289,383
SBA Communications Corp.,
Sr. Unsec’d. Notes
4.875%	09/01/24		195	202,835
Scentre Group Trust 1/Scentre Group Trust 2 (Australia),
Gtd. Notes, 144A
3.500%	02/12/25		200	207,488

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
Simon Property Group LP,
Sr. Unsec’d. Notes
2.450%	09/13/29		125	$123,177
3.250%	09/13/49		170	164,961
UDR, Inc.,
Gtd. Notes, MTN
3.500%	07/01/27		160	167,748
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Gtd. Notes
8.250%	10/15/23		20	17,508
Sr. Sec’d. Notes, 144A
6.000%	04/15/23		211	203,033
Ventas Realty LP,
Gtd. Notes
3.750%	05/01/24		200	210,096
VICI Properties 1 LLC/VICI FC, Inc.,
Sec’d. Notes
8.000%	10/15/23		72	78,268
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.250%	12/01/26		102	105,254
4.625%	12/01/29		70	73,273
Welltower, Inc.,
Sr. Unsec’d. Notes
4.250%	04/01/26		280	304,915
WP Carey, Inc.,
Sr. Unsec’d. Notes
4.000%	02/01/25		500	527,366

				8,956,945

Retail — 0.2%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
5.000%	10/15/25		225	233,917
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.650%	04/05/29		155	165,454
4.550%	04/05/49		155	182,113
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.700%	12/09/35		100	118,761
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG,
Sec’d. Notes, 144A
8.000%	10/25/24		486	154,912
8.750%	10/25/24		467	152,702
Sec’d. Notes, 144A, Cash coupon 8.000% and PIK 6.000%
14.000%	04/25/24		123	61,581
Penske Automotive Group, Inc.,
Gtd. Notes
5.500%	05/15/26	(a)	314	330,273
PetSmart, Inc.,
Gtd. Notes, 144A
7.125%	03/15/23		200	196,049
8.875%	06/01/25		212	209,949
Sr. Sec’d. Notes, 144A
5.875%	06/01/25		547	558,598

SEE NOTES TO FINANCIAL STATEMENTS.

A349

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (continued)
Rite Aid Corp.,
Gtd. Notes, 144A
6.125%	04/01/23	(a)	390	$358,586
Staples, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	04/15/26		358	372,473
Sr. Unsec’d. Notes, 144A
10.750%	04/15/27	(a)	295	300,345
Yum! Brands, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/30		82	86,199

				3,481,912

Semiconductors — 0.1%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
4.500%	12/05/36		200	215,541
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27		905	939,393
Sensata Technologies UK Financing Co. PLC,
Gtd. Notes, 144A
6.250%	02/15/26		700	756,052

				1,910,986

Software — 0.2%
CDK Global, Inc.,
Sr. Unsec’d. Notes
5.875%	06/15/26		75	80,242
Sr. Unsec’d. Notes, 144A
5.250%	05/15/29		286	306,757
Dun & Bradstreet Corp. (The),
Sr. Sec’d. Notes, 144A
6.875%	08/15/26		65	71,771
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.200%	07/01/26		380	394,042
Infor US, Inc.,
Gtd. Notes
6.500%	05/15/22		1,056	1,073,692
IQVIA, Inc.,
Gtd. Notes, 144A
5.000%	10/15/26		265	279,440
Microsoft Corp.,
Sr. Unsec’d. Notes
2.400%	08/08/26		525	531,390
4.100%	02/06/37		560	660,703
Oracle Corp.,
Sr. Unsec’d. Notes
4.300%	07/08/34		700	817,395
SS&C Technologies, Inc.,
Gtd. Notes, 144A
5.500%	09/30/27		239	254,918

				4,470,350

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications — 0.9%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
7.375%	05/01/26		850	$913,795
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
3.125%	07/16/22		400	409,631
AT&T, Inc.,
Sr. Unsec’d. Notes
4.900%	08/15/37		1,250	1,442,436
5.350%	09/01/40		137	164,909
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.625%	12/15/30		100	154,027
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.625%	04/01/25	(a)	593	630,902
Sr. Unsec’d. Notes, 144A
5.125%	12/15/26		100	101,726
Sr. Unsec’d. Notes, Series G
6.875%	01/15/28		58	63,914
Cincinnati Bell, Inc.,
Gtd. Notes, 144A
7.000%	07/15/24		31	32,491
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25	(a)	475	476,434
CommScope, Inc.,
Gtd. Notes, 144A
5.500%	06/15/24		185	187,218
8.250%	03/01/27	(a)	172	181,049
Sr. Sec’d. Notes, 144A
5.500%	03/01/24		115	120,046
6.000%	03/01/26	(a)	592	629,921
Corning, Inc.,
Sr. Unsec’d. Notes
3.900%	11/15/49		250	253,123
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes, 144A
3.600%	01/19/27		150	158,060
4.875%	03/06/42		200	238,833
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		414	438,268
Frontier Communications Corp.,
Sec’d. Notes
8.500%	04/01/26		45	45,592
Sec’d. Notes, 144A
8.500%	04/01/26	(a)	408	413,363
Sr. Sec’d. Notes, 144A
8.000%	04/01/27		345	361,362
Sr. Unsec’d. Notes
6.875%	01/15/25		142	68,112
7.625%	04/15/24		49	23,555
11.000%	09/15/25		165	80,282
Hughes Satellite Systems Corp.,
Gtd. Notes
6.625%	08/01/26		50	55,400

SEE NOTES TO FINANCIAL STATEMENTS.

A350

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Sr. Sec’d. Notes
5.250%	08/01/26		212	$232,931
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
5.500%	08/01/23		389	333,897
Gtd. Notes, 144A
8.500%	10/15/24	(a)	303	276,342
9.750%	07/15/25		448	414,629
Sr. Sec’d. Notes, 144A
8.000%	02/15/24		554	568,813
Level 3 Financing, Inc.,
Gtd. Notes
5.125%	05/01/23		208	210,115
5.375%	01/15/24		290	294,493
5.375%	05/01/25		189	195,552
5.625%	02/01/23		379	380,318
Nokia OYJ (Finland),
Sr. Unsec’d. Notes
6.625%	05/15/39		100	115,844
Qwest Corp.,
Sr. Unsec’d. Notes
6.875%	09/15/33		44	44,214
SES SA (Luxembourg),
Gtd. Notes, 144A
3.600%	04/04/23		100	102,474
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32		1,388	1,684,991
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
6.000%	11/15/22		98	102,932
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24	(a)	280	301,814
7.250%	09/15/21		74	78,444
7.625%	02/15/25		1,173	1,290,244
7.625%	03/01/26	(a)	426	470,224
7.875%	09/15/23	(a)	480	530,114
Telecom Italia Capital SA (Italy),
Gtd. Notes
6.000%	09/30/34	(a)	353	381,001
6.375%	11/15/33		278	310,233
T-Mobile USA, Inc.,
Gtd. Notes
4.500%	02/01/26	(a)	789	812,455
4.750%	02/01/28	(a)	495	519,159
6.375%	03/01/25		75	77,748
6.500%	01/15/26		565	606,683
T-Mobile USA. Inc., Escrow Shares,
Sr. Unsec’d. Notes
6.000%	04/15/24^		19	—
Sr. Unsec’d. Notes
4.500%	02/01/26^		156	—
4.750%	02/01/28^		266	—
6.375%	03/01/25^		205	—
6.500%	01/15/24^	(a)	435	—
6.500%	01/15/26^		1,170	—

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
United States Cellular Corp.,
Sr. Unsec’d. Notes
6.700%	12/15/33		140	$153,566
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.272%	01/15/36		870	983,291
4.500%	08/10/33		400	467,279
4.672%	03/15/55		85	104,691
4.862%	08/21/46		208	257,853
Windstream Services LLC/Windstream Finance Corp.,
Sec’d. Notes, 144A
9.000%	06/30/25	(d)	491	186,011
Sr. Sec’d. Notes, 144A
8.625%	10/31/25	(d)	10	9,577

				20,142,381

Toys/Games/Hobbies — 0.1%
Mattel, Inc.,
Gtd. Notes, 144A
6.750%	12/31/25	(a)	1,243	1,334,995
Sr. Unsec’d. Notes
3.150%	03/15/23		242	238,943

				1,573,938

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.400%	03/15/42		400	462,937
5.400%	06/01/41		115	148,005
CSX Corp.,
Sr. Unsec’d. Notes
3.350%	09/15/49		90	88,724
4.750%	11/15/48		110	132,719
J.B. Hunt Transport Services, Inc.,
Gtd. Notes
3.850%	03/15/24		150	157,844
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
4.050%	08/15/52		100	109,604
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.100%	09/15/67		220	226,629
XPO Logistics, Inc.,
Gtd. Notes, 144A
6.125%	09/01/23	(a)	234	241,785
6.500%	06/15/22		214	218,053
6.750%	08/15/24	(a)	307	333,530

				2,119,830

Trucking & Leasing — 0.0%
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.950%
2.857%(c)	06/01/21		120	120,510
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.125%	08/01/23		375	395,621

				516,131

SEE NOTES TO FINANCIAL STATEMENTS.

A351

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Water — 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes
3.850%	03/01/24	300	$317,745

TOTAL CORPORATE BONDS
(cost $270,465,028)			277,128,368

MUNICIPAL BONDS — 0.1%
California — 0.0%
City of Los Angeles Department of Airports,
Taxable, Revenue Bonds, BABs
6.582%	05/15/39	175	232,787
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	180	274,979

			507,766

New York — 0.1%
New York State Dormitory Authority,
Revenue Bonds, BABs
5.600%	03/15/40	150	193,882
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	265	325,375
Taxable, Revenue Bonds
5.647%	11/01/40	220	293,269

			812,526

Ohio — 0.0%
American Municipal Power, Inc.,
Revenue Bonds, BABs
7.499%	02/15/50	150	229,518

TOTAL MUNICIPAL BONDS
(cost $1,226,509)			1,549,810

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 8.1%
Adjustable Rate Mortgage Trust,
Series 2005-05, Class 5A1
4.238%(cc)	09/25/35	44	41,322
Alternative Loan Trust,
Series 2005-63, Class 1A1
3.498%(cc)	12/25/35	1,781	1,750,977
Series 2005-64CB, Class 1A15
5.500%	12/25/35	1,941	1,923,134
Series 2005-J06, Class 2A1
5.500%	07/25/25	7	6,824
Series 2005-J14, Class A3
5.500%	12/25/35	3,381	2,914,238
Series 2006-41CB, Class 2A13
5.750%	01/25/37	2,844	2,238,837
Series 2006-J02, Class A1, 1 Month LIBOR + 0.500% (Cap 6.000%, Floor 0.500%)
2.292%(c)	04/25/36	56	31,419
Series 2007-OA06, Class A1A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	06/25/37	1,401	1,311,051

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
American Home Mortgage Assets Trust,
Series 2006-02, Class 2A1, 1 Month LIBOR + 0.190% (Cap N/A, Floor 0.190%)
1.982%(c)	09/25/46	262	$249,029
Angel Oak Mortgage Trust,
Series 2019-05, Class A3, 144A
2.921%(cc)	10/25/49	4,810	4,806,254
Series 2019-06, Class A1, 144A
2.620%(cc)	11/25/59	478	476,984
Angel Oak Mortgage Trust I LLC,
Series 2018-02, Class A2, 144A
3.776%(cc)	07/27/48	54	54,293
Series 2019-01, Class A2, 144A
4.022%(cc)	11/25/48	90	91,701
Series 2019-04, Class B2, 144A
5.664%(cc)	07/26/49	3,884	3,970,140
Antler Mortgage Trust,
Series 2018-RTL01, Class A1, 144A
4.335%	07/25/22	134	134,868
Arroyo Mortgage Trust,
Series 2018-01, Class A1, 144A
3.763%(cc)	04/25/48	183	185,466
Series 2019-01, Class A2, 144A
4.057%(cc)	01/25/49	210	213,039
Banc of America Alternative Loan Trust,
Series 2004-06, Class 4A1
5.000%	07/01/20	11	11,227
Banc of America Funding Trust,
Series 2005-01, Class 1A1
5.500%	02/25/35	167	169,788
Series 2005-07, Class 30PO, PO
4.008%(s)	11/25/35	24	20,643
Series 2005-B, Class 3M1, 1 Month LIBOR + 0.675% (Cap 11.000%, Floor 0.450%)
2.440%(c)	04/20/35	141	138,456
Series 2006-01, Class 2A1
5.500%	01/25/36	9	8,991
Series 2006-D, Class 5A2
4.351%(cc)	05/20/36	11	10,811
Series 2007-05, Class 4A1, 1 Month LIBOR + 0.370% (Cap 7.000%, Floor 0.370%)
2.162%(c)	07/25/37	4,030	2,731,094
Series 2014-R07, Class 1A1, 144A, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	05/26/36	80	78,223
Series 2014-R07, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	09/26/36	39	38,135
Series 2015-R04, Class 5A1, 144A, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.858%(c)	10/25/36	193	188,103
Banc of America Mortgage Trust,
Series 2004-D, Class 2A1
4.828%(cc)	05/25/34	1	1,433
Series 2004-D, Class 2A2
4.828%(cc)	05/25/34	11	11,464

SEE NOTES TO FINANCIAL STATEMENTS.

A352

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-03, Class 1A1
6.000%	09/25/37	72	$71,726
BCAP LLC Trust,
Series 2007-AA02, Class 2A12
5.500%	04/25/37	1,420	1,014,256
Series 2009-RR10, Class 18A2, 144A
6.000%(cc)	03/26/37	980	795,750
Bear Stearns ARM Trust,
Series 2003-04, Class 3A1
4.399%(cc)	07/25/33	58	57,944
Series 2005-12, Class 22A1
4.314%(cc)	02/25/36	53	53,042
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-AC05, Class A1
5.750%	10/25/34	88	88,125
Bellemeade Re Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.092%(c)	03/25/29	1,357	1,358,466
Bunker Hill Loan Depositary Trust,
Series 2019-01, Class A2, 144A
3.817%	10/26/48	79	80,124
CIM Trust,
Series 2019-INV01, Class A2, 144A, 1 Month LIBOR + 1.000% (Cap 6.500%, Floor 1.000%)
2.792%(c)	02/25/49	2,266	2,259,872
Series 2019-INV03, Class A11, 144A, 1 Month LIBOR + 1.000% (Cap 5.500%, Floor 0.950%)
2.658%(c)	08/25/49	1,765	1,759,922
Citicorp Mortgage Securities Trust,
Series 2007-05, Class 1A9
6.000%	06/25/37	170	166,183
Citigroup Mortgage Loan Trust,
Series 2006-04, Class 1A1
5.500%	12/25/35	5	5,106
Series 2014-10, Class 1A1, 144A, 1 Month LIBOR + 0.135% (Cap N/A, Floor 0.135%)
1.843%(c)	11/25/36	121	118,075
Series 2014-10, Class 3A1, 144A
2.107%(cc)	07/25/36	133	129,815
Series 2014-10, Class 4A1, 144A
2.416%(cc)	02/25/37	195	189,298
Series 2014-11, Class 4A1, 144A, 1 Month LIBOR + 0.100% (Cap N/A, Floor 0.100%)
1.908%(c)	07/25/36	101	97,871
Series 2014-12, Class 1A4, 144A, 1 Month LIBOR + 0.125% (Cap N/A, Floor 0.125%)
1.948%(c)	08/25/36	333	330,331
Series 2014-12, Class 2A4, 144A
3.501%(cc)	02/25/37	102	100,625
Series 2014-C, Class A, 144A
3.250%(cc)	02/25/54	73	73,197
Citigroup Mortgage Loan Trust, Inc.,
Series 2003-01, Class 3A4
5.250%	09/25/33	35	34,610
Series 2005-02, Class 2A11
5.500%	05/25/35	102	104,212

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
COLT Mortgage Loan Trust,
Series 2018-02, Class A1, 144A
3.470%(cc)	07/27/48	1,399	$1,402,723
Series 2018-02, Class A2, 144A
3.542%(cc)	07/27/48	57	57,518
Series 2019-04, Class A1, 144A
2.579%(cc)	11/25/49	3,694	3,686,675
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1M2, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 0.000%)
4.192%(c)	04/25/31	2,825	2,855,222
Series 2019-R01, Class 2M1, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.642%(c)	07/25/31	201	200,750
Series 2019-R01, Class 2M2, 144A, 1 Month LIBOR + 2.450% (Cap N/A, Floor 0.000%)
4.242%(c)	07/25/31	2,000	2,024,349
Series 2019-R02, Class 1M1, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
2.642%(c)	08/25/31	49	49,072
Series 2019-R02, Class 1M2, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
4.092%(c)	08/25/31	4,500	4,536,790
Series 2019-R03, Class 1M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	09/25/31	45	44,483
Series 2019-R04, Class 2M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	06/25/39	166	165,936
Series 2019-R04, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
3.892%(c)	06/25/39	825	829,836
Series 2019-R05, Class 1M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	07/25/39	179	178,587
Series 2019-R05, Class 1M2, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.792%(c)	07/25/39	2,435	2,449,953
Series 2019-R06, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
3.892%(c)	09/25/39	2,500	2,522,458
Series 2019-R07, Class 1M1, 144A, 1 Month LIBOR + 0.770% (Cap N/A, Floor 0.000%)
2.562%(c)	10/25/39	2,298	2,298,448
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-05, Class 2A9
5.250%	05/25/34	173	172,930
Series 2007-03, Class A16
6.000%	04/25/37	846	679,649
Series 2007-05, Class A6, 1 Month LIBOR + 0.350% (Cap 7.000%, Floor 0.350%)
2.142%(c)	05/25/37	21	12,564
Series 2007-09, Class A11
5.750%	07/25/37	1,318	1,111,873
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-05, Class 1A1
5.000%	07/25/20	24	23,491

SEE NOTES TO FINANCIAL STATEMENTS.

A353

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Trust,
Series 2011-12R, Class 3A1, 144A
3.968%(cc)	07/27/36	8	$7,612
Series 2014-11R, Class 8A1, 144A, 1 Month LIBOR + 0.340% (Cap N/A, Floor 0.340%)
5.538%(c)	04/27/37	9	8,464
Series 2014-11R, Class 9A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.848%(c)	10/27/36	16	15,603
Credit Suisse Mortgage-Backed Trust,
Series 2006-04, Class 1A8, 1 Month LIBOR + 1.000% (Cap 6.000%, Floor 6.000%)
6.000%(c)	05/25/36	1,505	1,254,532
CSFB Mortgage-Backed Pass-Through Certificates,
Series 2004-AR05, Class 7A2
4.336%(cc)	06/25/34	25	25,159
Series 2005-04, Class 2A9
5.500%	06/25/35	1,090	952,141
Deephaven Residential Mortgage Trust,
Series 2017-02A, Class A1, 144A
2.453%(cc)	06/25/47	31	30,994
Series 2018-02A, Class A1, 144A
3.479%(cc)	04/25/58	1,142	1,148,820
Series 2018-02A, Class A2, 144A
3.530%(cc)	04/25/58	74	74,439
Series 2018-03A, Class A1, 144A
3.789%(cc)	08/25/58	1,014	1,019,335
Series 2018-03A, Class A2, 144A
3.891%(cc)	08/25/58	51	51,003
Series 2018-03A, Class B2, 144A
5.913%(cc)	08/25/58	500	510,276
Series 2018-04A, Class A2, 144A
4.182%(cc)	10/25/58	99	100,000
Series 2019-02A, Class B1, 144A
4.722%(cc)	04/25/59	100	101,358
Series 2019-02A, Class M1, 144A
3.921%(cc)	04/25/59	525	532,323
Series 2019-03A, Class B1, 144A
4.258%(cc)	07/25/59	2,000	2,018,317
Series 2019-04A, Class B1, 144A
3.986%(cc)	10/25/59	134	133,845
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2006-AR02, Class 1A1, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
1.912%(c)	05/25/36	2,524	2,419,227
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2005-01, Class 1A1, 1 Month LIBOR + 0.500% (Cap N/A, Floor 0.500%)
2.292%(c)	02/25/35	19	18,661
Series 2005-01, Class 2A1
5.196%(cc)	02/25/20	4	3,929
Series 2006-AR01, Class 1A3, 1 Month LIBOR + 0.330% (Cap N/A, Floor 0.330%)
2.122%(c)	02/25/36	4,726	4,625,861

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Eagle Re Ltd. (Bermuda),
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
3.592%(c)	04/25/29	320	$320,449
Series 2019-01, Class M2, 144A, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)
5.092%(c)	04/25/29	780	791,338
Fannie Mae Connecticut Avenue Securities,
Series 2015-C03, Class 1M2, 1 Month LIBOR + 5.000%
6.792%(c)	07/25/25	262	285,503
Series 2015-C04, Class 1M2, 1 Month LIBOR + 5.700% (Cap N/A, Floor 0.000%)
7.492%(c)	04/25/28	377	417,152
Series 2016-C01, Class 2M2, 1 Month LIBOR + 6.950% (Cap N/A, Floor 0.000%)
8.742%(c)	08/25/28	97	105,339
Series 2016-C03, Class 1M1, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.792%(c)	10/25/28	7	6,755
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
3.242%(c)	01/25/29	3	2,796
Series 2016-C05, Class 2M2, 1 Month LIBOR + 4.450% (Cap N/A, Floor 4.450%)
6.242%(c)	01/25/29	398	420,508
Series 2016-C06, Class 1M1, 1 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
3.092%(c)	04/25/29	111	111,551
Series 2016-C07, Class 2M2, 1 Month LIBOR + 4.350% (Cap N/A, Floor 0.000%)
6.142%(c)	05/25/29	4,194	4,428,196
Series 2017-C01, Class 1M1, 1 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
3.092%(c)	07/25/29	103	102,886
Series 2017-C02, Class 2M1, 1 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
2.942%(c)	09/25/29	164	164,253
Series 2017-C03, Class 1M1, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
2.742%(c)	10/25/29	249	248,779
Series 2017-C04, Class 2M1, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.642%(c)	11/25/29	230	230,033
Series 2017-C05, Class 1M1, 1 Month LIBOR + 0.550% (Cap N/A, Floor 0.550%)
2.342%(c)	01/25/30	5	5,271
Series 2017-C06, Class 1M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
2.542%(c)	02/25/30	50	50,235
Series 2017-C07, Class 1M1, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.442%(c)	05/25/30	119	119,036
Series 2018-C01, Class 1M1, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)
2.392%(c)	07/25/30	602	601,793

SEE NOTES TO FINANCIAL STATEMENTS.

A354

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-C02, Class 2M2, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)
3.992%(c)	08/25/30	2,969	$2,989,132
Series 2018-C03, Class 1M1, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
2.472%(c)	10/25/30	159	158,473
Series 2018-C04, Class 2M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
2.542%(c)	12/25/30	25	24,701
Series 2018-C05, Class 1M1, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)
2.512%(c)	01/25/31	429	429,335
Series 2018-C05, Class 1M2, 1 Month LIBOR + 2.350% (Cap N/A, Floor 2.350%)
4.142%(c)	01/25/31	3,000	3,043,130
Series 2018-C06, Class 2M1, 1 Month LIBOR + 0.550% (Cap N/A, Floor 0.550%)
2.342%(c)	03/25/31	33	32,823
Fannie Mae Grantor Trust,
Series 2001-T10, Class A1
7.000%	12/25/41	407	462,915
Series 2002-T01, Class A2
7.000%	11/25/31	225	253,533
Series 2002-T04, Class A2
7.000%	12/25/41	317	363,337
Series 2004-T01, Class 1A1
6.000%	01/25/44	228	257,188
Fannie Mae Interest Strip,
Series 293, Class 1, PO
2.302%(s)	12/25/24	68	65,060
Series 369, Class 12, IO
5.500%(cc)	05/25/36	287	58,829
Series 383, Class 60, IO
6.500%	10/25/37	80	19,007
Series 416, Class A300
3.000%	11/25/42	1,156	1,182,529
Series 417, Class C11, IO
2.500%	02/25/28	2,518	147,428
Fannie Mae REMIC Trust,
Series 1999-W04, Class A9
6.250%	02/25/29	169	182,200
Series 2001-W03, Class A
7.000%(cc)	09/25/41	220	238,573
Series 2002-W06, Class 2A1
7.000%(cc)	06/25/42	154	166,946
Series 2003-W10, Class 3A5
4.299%	06/25/43	819	865,361
Series 2004-W11, Class 1A1
6.000%	05/25/44	966	1,109,409
Series 2004-W12, Class 1A2
6.500%	07/25/44	481	553,803
Series 2005-W01, Class 1A2
6.500%	10/25/44	192	222,863
Series 2007-W07, Class 2A2, IO, 1 Month LIBOR x (1) + 6.530% (Cap 6.530%, Floor 0.000%)
4.822%(c)	07/25/37	13	1,648

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-W10, Class 2A
6.316%(cc)	08/25/47	134	$153,066
Series 2009-W01, Class A
6.000%	12/25/49	275	313,759
Fannie Mae REMICS,
Series 1993-119, Class H
6.500%	07/25/23	66	69,322
Series 1993-136, Class ZB
6.000%(cc)	07/25/23	42	45,015
Series 1993-141, Class Z
7.000%	08/25/23	53	55,976
Series 1993-147, Class Z
7.000%	08/25/23	44	46,727
Series 1994-29, Class Z
6.500%	02/25/24	83	88,507
Series 1996-04, Class SA, IO, 1 Month LIBOR x (1) + 8.500% (Cap 8.500%, Floor 0.000%)
6.708%(c)	02/25/24	21	1,611
Series 1997-33, Class PA
8.500%	06/18/27	161	180,661
Series 1997-57, Class PN
5.000%	09/18/27	87	92,094
Series 2001-16, Class Z
6.000%	05/25/31	122	134,337
Series 2001-81, Class HE
6.500%	01/25/32	194	219,837
Series 2002-14, Class A1
7.000%	01/25/42	658	761,607
Series 2002-26, Class A2
7.500%	01/25/48	308	363,991
Series 2002-82, Class PE
6.000%	12/25/32	188	211,677
Series 2002-86, Class PG
6.000%	12/25/32	464	518,988
Series 2002-90, Class A2
6.500%	11/25/42	164	186,864
Series 2003-18, Class A1
6.500%	12/25/42	242	276,373
Series 2003-21, Class OU
5.500%	03/25/33	66	73,203
Series 2003-24, Class MZ
5.500%	04/25/33	243	268,551
Series 2003-48, Class GH
5.500%	06/25/33	1,147	1,272,163
Series 2004-36, Class SA, 1 Month LIBOR x (2.75) + 19.525% Cap 19.525%, Floor 0.000%)
14.597%(c)	05/25/34	56	78,810
Series 2004-45, Class ZL
6.000%	10/25/32	177	197,496
Series 2004-68, Class LC
5.000%	09/25/29	184	197,820
Series 2005-102, Class PG
5.000%	11/25/35	578	631,394
Series 2005-110, Class GL
5.500%	12/25/35	448	501,396
Series 2005-22, Class DA
5.500%	12/25/34	25	25,981

SEE NOTES TO FINANCIAL STATEMENTS.

A355

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-30, Class UG
5.000%	04/25/35	299	$326,635
Series 2005-57, Class NK, 1 Month LIBOR x (4) + 22.000% (Cap 22.000%, Floor 0.000%)
14.832%(c)	07/25/35	49	71,521
Series 2005-84, Class XM
5.750%	10/25/35	53	58,996
Series 2005-87, Class QZ
5.000%	10/25/35	59	61,771
Series 2006-02, Class LY, 1 Month LIBOR x (16) + 96.000% (Cap 8.000%, Floor 0.000%)
8.000%(c)	12/25/35	16	17,548
Series 2006-09, Class KZ
6.000%	03/25/36	257	290,250
Series 2006-20, Class IB, IO, 1 Month LIBOR x (1) + 6.590% (Cap 6.590%, Floor 0.000%)
4.798%(c)	04/25/36	223	35,748
Series 2006-23, Class NS, 1 Month LIBOR x (18) + 108.000% (Cap 9.000%, Floor 0.000%)
9.000%(c)	04/25/36	41	51,887
Series 2006-48, Class ND
6.250%	03/25/36	11	10,960
Series 2006-77, Class PC
6.500%	08/25/36	116	129,575
Series 2007-046, Class PA
6.000%	04/25/37	16	16,311
Series 2007-058, Class SV, IO, 1 Month LIBOR x (1) + 6.750% (Cap 6.750%, Floor 0.000%)
4.958%(c)	06/25/37	213	35,730
Series 2007-079, Class PE
5.000%	08/25/37	536	568,783
Series 2007-102, Class SA, IO, 1 Month LIBOR x (1) + 6.400% (Cap 6.400%, Floor 0.000%)
4.608%(c)	11/25/37	400	71,037
Series 2008-91, Class SI, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
4.208%(c)	03/25/38	334	23,469
Series 2009-015, Class SA, IO, 1 Month LIBOR x (1) + 6.200% (Cap 6.200%, Floor 0.000%)
4.408%(c)	03/25/24	21	277
Series 2009-062, Class WA
5.571%(cc)	08/25/39	509	554,143
Series 2009-112, Class ST, IO, 1 Month LIBOR x (1) + 6.250% (Cap 6.250%, Floor 0.000%)
4.458%(c)	01/25/40	423	66,156
Series 2009-112, Class SW, IO, 1 Month LIBOR x (1) + 6.250% (Cap 6.250%, Floor 0.000%)
4.458%(c)	01/25/40	278	38,838
Series 2010-10, Class NT
5.000%	02/25/40	1,065	1,175,430
Series 2010-35, Class SB, IO, 1 Month LIBOR x (1) + 6.420% (Cap 6.420%, Floor 0.000%)
4.628%(c)	04/25/40	124	17,353
Series 2010-49, Class SC, 1 Month LIBOR x (2) + 12.660% (Cap 12.660%, Floor 0.000%)
9.076%(c)	03/25/40	93	108,943

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2010-64, Class DM
5.000%	06/25/40	109		$117,408
Series 2011-22, Class MA
6.500%	04/25/38	82		83,903
Series 2011-39, Class ZA
6.000%	11/25/32	241		270,129
Series 2011-52, Class GB
5.000%	06/25/41	321		352,419
Series 2011-52, Class KB
5.500%	06/25/41	1,535		1,743,109
Series 2013-04, Class AJ
3.500%	02/25/43	642		676,528
Series 2013-04, Class PC
2.000%	06/25/42	786		774,496
Series 2013-083, Class CA
3.500%	10/25/37	263		264,862
Series 2013-096, Class YA
3.500%	09/25/38	849		870,974
Series 2019-25, Class PA
3.000%	05/25/48	508		515,573
Series G93-17, Class S, IO, 1 Month LIBOR x (1) + 9.000% (Cap 9.000%, Floor 0.000%)
7.208%(c)	04/25/23	70		4,948
Fannie Mae Trust,
Series 2003-W02, Class 2A9
5.900%	07/25/42	107		117,540
Series 2003-W03, Class 2A5
5.356%	06/25/42	238		262,833
Series 2003-W06, Class 1A41
5.398%	10/25/42	727		796,136
Series 2003-W06, Class 3A
6.500%	09/25/42	166		186,979
Series 2003-W12, Class 2A7
4.680%	06/25/43	206		214,780
Series 2004-W02, Class 2A2
7.000%	02/25/44	136		157,021
Series 2004-W02, Class 5A
7.500%	03/25/44	141		164,292
Series 2004-W08, Class 2A
6.500%	06/25/44	159		177,920
Series 2005-W04, Class 1A1
6.000%	08/25/45	103		117,414
FHLMC-GNMA,
Series 24, Class ZE
6.250%	11/25/23	111		116,607
Freddie Mac REMICS,
Series 1049, Class S, 1 Month LIBOR x (3.889) + 39.278% (Cap 39.278%, Floor 0.000%)
32.512%(c)	02/15/21	—	(r)	9
Series 1621, Class J
6.400%	11/15/23	30		31,889
Series 1630, Class PK
6.000%	11/15/23	79		83,520
Series 1675, Class KZ
6.500%	02/15/24	66		73,733
Series 1680, Class PK
6.500%	02/15/24	72		76,770

SEE NOTES TO FINANCIAL STATEMENTS.

A356

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 1695, Class EB
7.000%	03/15/24	98	$104,893
Series 1980, Class Z
7.000%	07/15/27	216	239,180
Series 2353, Class KZ
6.500%	09/15/31	244	275,371
Series 2535, Class AW
5.500%	12/15/32	76	83,624
Series 2557, Class HL
5.300%	01/15/33	534	579,775
Series 2595, Class DC
5.000%	04/15/23	173	178,340
Series 2595, Class GC
5.500%	04/15/23	64	66,247
Series 2611, Class TM, 1 Month LIBOR x (10) + 65.000% (Cap 10.000%, Floor 0.000%)
10.000%(c)	05/15/33	24	28,763
Series 2626, Class JC
5.000%	06/15/23	405	417,608
Series 2643, Class SA, 1 Month LIBOR x (6.5) + 45.500% (Cap 45.500%, Floor 0.000%)
34.192%(c)	03/15/32	16	29,378
Series 2764, Class UG
5.000%	03/15/34	1,120	1,221,422
Series 2862, Class GB
5.000%	09/15/24	64	66,785
Series 2885, Class LZ
6.000%	11/15/34	1,357	1,534,242
Series 2893, Class PE
5.000%	11/15/34	278	304,193
Series 2922, Class SU, 1 Month LIBOR x (2) + 14.300% (Cap 14.300%, Floor 0.000%)
10.821%(c)	02/15/35	60	75,750
Series 2980, Class QA
6.000%	05/15/35	259	294,897
Series 2990, Class SR, IO, 1 Month LIBOR x (1) + 6.650% (Cap 6.650%, Floor 0.000%)
4.910%(c)	03/15/35	366	35,671
Series 3005, Class ED
5.000%	07/15/25	175	182,228
Series 3017, Class OC, PO
2.632%(s)	08/15/25	38	36,109
Series 3126, Class AO, PO
2.554%(s)	03/15/36	60	52,942
Series 3187, Class Z
5.000%	07/15/36	429	471,349
Series 3201, Class IN, IO, 1 Month LIBOR x (1) + 6.250% (Cap 6.250%, Floor 0.000%)
4.485%(c)	08/15/36	155	16,119
Series 3218, Class HS, IO, 1 Month LIBOR x (1) + 7.200% (Cap 7.200%, Floor 0.000%)
5.460%(c)	09/15/26	257	23,788
Series 3237, Class BO, PO
2.376%(s)	11/15/36	315	269,189
Series 3306, Class TB, 1 Month LIBOR + 2.750% (Cap 8.840%, Floor 0.000%)
4.490%(c)	04/15/37	22	22,933

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3306, Class TC, 1 Month LIBOR + 2.210% (Cap 8.640%, Floor 0.000%)
3.950%(c)	04/15/37	20	$19,774
Series 3383, Class KB
5.500%	11/15/27	827	865,378
Series 3385, Class SN, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
4.260%(c)	11/15/37	37	4,260
Series 3405, Class PE
5.000%	01/15/38	389	425,601
Series 3443, Class PT
6.500%	03/15/37	570	659,270
Series 3593, Class SL, IO, 1 Month LIBOR x (1) + 6.400% (Cap 6.400%, Floor 0.000%)
4.660%(c)	11/15/24	100	3,952
Series 3605, Class NC
5.500%	06/15/37	637	715,337
Series 3609, Class SA, IO, 1 Month LIBOR x (1) + 6.340% (Cap 6.340%, Floor 0.000%)
4.600%(c)	12/15/39	637	90,618
Series 3648, Class CY
4.500%	03/15/30	586	625,843
Series 3662, Class PJ
5.000%	04/15/40	531	582,510
Series 3677, Class PB
4.500%	05/15/40	703	757,181
Series 3688, Class GT
7.345%(cc)	11/15/46	124	145,582
Series 3739, Class MC
4.000%	11/15/38	1,270	1,306,558
Series 3740, Class SB, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
4.260%(c)	10/15/40	238	27,467
Series 3784, Class S, IO, 1 Month LIBOR x (1) + 6.600% (Cap 6.600%, Floor 0.000%)
4.860%(c)	07/15/23	195	9,185
Series 3852, Class QN, 1 Month LIBOR x (3.618) + 27.211% (Cap 5.500%, Floor 0.000%)
5.500%(c)	05/15/41	198	207,001
Series 3852, Class TP, 1 Month LIBOR x (3.667) + 27.500% (Cap 5.500%, Floor 0.000%)
5.500%(c)	05/15/41	266	291,926
Series 3855, Class HI, IO
4.000%	02/15/26	28	123
Series 3859, Class JB
5.000%	05/15/41	538	588,267
Series 4030, Class IL, IO
3.500%	04/15/27	1,452	91,525
Series 4182, Class ZD
3.500%	03/15/43	1,266	1,333,766
Series 4374, Class NC
3.750%	02/15/46	294	295,188
Freddie Mac Strips,
Series 279, Class 35
3.500%	09/15/42	607	629,018
Series 304, Class C32, IO
3.000%	12/15/27	1,284	82,982

SEE NOTES TO FINANCIAL STATEMENTS.

A357

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN01, Class M2, 1 Month LIBOR + 2.200% (Cap N/A, Floor 0.000%)
3.992%(c)	02/25/24	478	$482,980
Series 2014-DN02, Class M2, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
3.442%(c)	04/25/24	131	131,442
Series 2015-DNA03, Class M2, 1 Month LIBOR + 2.850% (Cap N/A, Floor 0.000%)
4.642%(c)	04/25/28	68	68,632
Series 2016-DNA01, Class M2, 1 Month LIBOR + 2.900% (Cap N/A, Floor 0.000%)
4.692%(c)	07/25/28	56	56,084
Series 2016-DNA02, Class M3, 1 Month LIBOR + 4.650% (Cap N/A, Floor 0.000%)
6.442%(c)	10/25/28	467	502,535
Series 2016-DNA03, Class M2, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.792%(c)	12/25/28	34	33,911
Series 2016-HQA02, Class M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 0.000%)
4.042%(c)	11/25/28	65	65,533
Series 2016-HQA02, Class M3, 1 Month LIBOR + 5.150% (Cap N/A, Floor 0.000%)
6.942%(c)	11/25/28	780	851,974
Series 2017-DNA01, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
2.992%(c)	07/25/29	309	309,534
Series 2017-DNA02, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
2.992%(c)	10/25/29	306	307,117
Series 2017-DNA03, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	03/25/30	459	459,528
Series 2017-HQA01, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
2.992%(c)	08/25/29	37	36,788
Series 2017-HQA01, Class M2, 1 Month LIBOR + 3.550% (Cap N/A, Floor 3.550%)
5.342%(c)	08/25/29	400	419,961
Series 2017-HQA02, Class M1, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
2.592%(c)	12/25/29	253	252,921
Series 2018-DNA01, Class M1, 1 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
2.242%(c)	07/25/30	42	42,318
Series 2018-HQA01, Class M1, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.000%)
2.492%(c)	09/25/30	83	83,440
Series 2018-HQA02, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	10/25/48	313	312,591
Series 2019-DNA01, Class M1, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.000%)
2.692%(c)	01/25/49	43	42,581

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-DNA03, Class M1, 144A, 1 Month LIBOR + 0.730% (Cap N/A, Floor 0.000%)
2.522%(c)	07/25/49	39	$39,112
Series 2019-HQA01, Class M1, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.000%)
2.692%(c)	02/25/49	36	35,497
Series 2019-HQA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	09/25/49	53	53,174
Series 2019-HQA03, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)
3.642%(c)	09/25/49	689	688,925
Freddie Mac Structured Pass-Through Certificates,
Series T-58, Class 3A
7.000%	09/25/43	455	535,716
GCAT Trust,
Series 2019-NQM02, Class A3, 144A
3.162%	09/25/59	2,702	2,706,508
Series 2019-NQM02, Class M1, 144A
3.306%(cc)	09/25/59	3,000	3,000,193
Series 2019-NQM03, Class A1, 144A
2.686%(cc)	11/25/59	337	336,555
GMACM Mortgage Loan Trust,
Series 2003-J10, Class A1
4.750%	04/01/44	5	4,951
Series 2005-AR02, Class 2A
4.273%(cc)	05/25/35	654	653,878
Government National Mortgage Assoc.,
Series 2002-84, Class PH
6.000%	11/16/32	501	555,761
Series 2003-25, Class PZ
5.500%	04/20/33	334	369,246
Series 2003-58, Class PC
5.000%	07/20/33	928	1,016,694
Series 2003-86, Class ZC
4.500%	10/20/33	240	254,248
Series 2004-19, Class KE
5.000%	03/16/34	933	1,013,083
Series 2004-86, Class SP, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
4.335%(c)	09/20/34	433	39,004
Series 2004-88, Class ES, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
4.363%(c)	06/17/34	389	21,443
Series 2005-30, Class WD
6.000%	07/20/33	78	79,881
Series 2006-23, Class S, IO, 1 Month LIBOR x (1) + 6.500% (Cap 6.500%, Floor 0.000%)
4.735%(c)	01/20/36	92	2,213
Series 2006-26, Class S, IO, 1 Month LIBOR x (1) + 6.500% (Cap 6.500%, Floor 0.250%)
4.735%(c)	06/20/36	298	37,044
Series 2007-16, Class KU, IO, 1 Month LIBOR x (1) + 6.650% (Cap 6.650%, Floor 0.000%)
4.885%(c)	04/20/37	383	60,801

SEE NOTES TO FINANCIAL STATEMENTS.

A358

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-24, Class SA, IO, 1 Month LIBOR x (1) + 6.510% (Cap 6.510%, Floor 0.000%)
4.745%(c)	05/20/37	876	$141,796
Series 2007-35, Class TE
6.000%	06/20/37	745	843,128
Series 2007-58, Class SD, IO, 1 Month LIBOR x (1) + 6.490% (Cap 6.490%, Floor 0.000%)
4.725%(c)	10/20/37	548	61,960
Series 2007-59, Class SP, IO, 1 Month LIBOR x (1) + 6.670% (Cap 6.670%, Floor 0.000%)
4.905%(c)	04/20/37	164	6,769
Series 2008-36, Class AY
5.000%	04/16/23	1	775
Series 2008-47, Class ML
5.250%	06/16/38	760	843,190
Series 2008-62, Class SA, IO, 1 Month LIBOR x (1) + 6.150% (Cap 6.150%, Floor 0.000%)
4.385%(c)	07/20/38	231	43,767
Series 2008-73, Class SK, IO, 1 Month LIBOR x (1) + 6.740% (Cap 6.740%, Floor 0.000%)
4.975%(c)	08/20/38	440	56,140
Series 2008-79, Class SA, IO, 1 Month LIBOR x (1) + 7.550% (Cap 7.550%, Floor 0.000%)
5.785%(c)	09/20/38	218	28,399
Series 2009-006, Class CI, IO
6.500%	11/16/38	14	328
Series 2009-016, Class SJ, IO, 1 Month LIBOR x (1) + 6.800% (Cap 6.800%, Floor 0.000%)
5.035%(c)	05/20/37	558	70,060
Series 2009-036, Class IE, IO, 1 Month LIBOR x (3.333) + 20.667% (Cap 1.000%, Floor 0.000%)
1.000%(c)	09/20/38	1,108	44,643
Series 2009-065, Class LB
6.000%	07/16/39	61	67,732
Series 2009-077, Class CS, IO, 1 Month LIBOR x (1) + 7.000% (Cap 7.000%, Floor 0.000%)
5.260%(c)	06/16/38	302	17,190
Series 2009-081, Class A
5.750%	09/20/36	130	141,234
Series 2009-106, Class ST, IO, 1 Month LIBOR x (1) + 6.000% (Cap 6.000%, Floor 0.000%)
4.235%(c)	02/20/38	451	66,010
Series 2009-106, Class XL, IO, 1 Month LIBOR x (1) + 6.750% (Cap 6.750%, Floor 0.000%)
4.985%(c)	06/20/37	312	53,538
Series 2009-127, Class IA, IO, 1 Month LIBOR x (1) + 6.450% (Cap 0.450%, Floor 0.000%)
0.450%(c)	09/20/38	1,796	32,584
Series 2010-004, Class SB, IO, 1 Month LIBOR x (1) + 6.500% (Cap 6.500%, Floor 0.000%)
4.760%(c)	08/16/39	50	534
Series 2010-014, Class AO, PO
1.704%(s)	12/20/32	13	12,003
Series 2010-031, Class SK, IO, 1 Month LIBOR x (1) + 6.100% (Cap 6.100%, Floor 0.000%)
4.335%(c)	11/20/34	282	40,747

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2010-085, Class ID, IO
6.000%	09/20/39	260	$45,231
Series 2010-129, Class AW
5.977%(cc)	04/20/37	715	795,700
Series 2010-157, Class OP, PO
2.293%(s)	12/20/40	362	322,295
Series 2011-75, Class GP
4.000%	05/20/41	1,418	1,503,270
Series 2013-H04, Class BA
1.650%	02/20/63	459	457,374
Series 2013-H05, Class FB, 1 Month LIBOR + 0.400% (Cap N/A, Floor 0.400%)
2.174%(c)	02/20/62	65	65,298
Series 2018-66, Class WA
5.521%(cc)	04/20/48	1,813	2,022,534
GSMSC Resecuritization Trust,
Series 2014-1R, Class 1A, 144A, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
1.993%(c)	04/26/37	59	58,379
GSR Mortgage Loan Trust,
Series 2004-11, Class 1A1
4.635%(cc)	09/25/34	56	56,390
Series 2004-6F, Class 2A4
5.500%	05/25/34	87	90,123
Series 2005-7F, Class 3A2, 1 Month LIBOR + 0.500% (Cap 6.000%, Floor 0.500%)
2.292%(c)	09/25/35	470	454,811
Series 2005-AR07, Class 6A1
4.133%(cc)	11/25/35	1,321	1,320,969
Series 2006-2F, Class 2A1
5.750%	02/25/36	17	16,874
Series 2006-3F, Class 2A7
5.750%	03/25/36	61	65,053
HarborView Mortgage Loan Trust,
Series 2004-09, Class 2A
4.024%(cc)	12/19/34	21	18,993
Series 2006-09, Class 2A1A, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
1.974%(c)	11/19/36	67	61,668
HomeBanc Mortgage Trust,
Series 2005-04, Class A1, 1 Month LIBOR + 0.270% (Cap 11.500%, Floor 0.270%)
2.062%(c)	10/25/35	101	99,643
Homeward Opportunities Fund I Trust,
Series 2018-01, Class A2, 144A
3.897%(cc)	06/25/48	90	90,935
Series 2018-02, Class A1, 144A
3.985%(cc)	11/25/58	1,467	1,489,623
Impac CMB Trust,
Series 2005-01, Class 2A1, 1 Month LIBOR + 0.510% (Cap 11.250%, Floor 0.255%)
2.302%(c)	04/25/35	161	155,448
JPMorgan Mortgage Trust,
Series 2004-S01, Class 3A1
5.500%	09/25/34	7	6,737
Series 2005-S02, Class 4A3
5.500%	09/25/20	28	25,066

SEE NOTES TO FINANCIAL STATEMENTS.

A359

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-A02, Class 5A1
4.091%(cc)	11/25/33	23		$23,185
Series 2006-A02, Class 5A3
4.091%(cc)	11/25/33	87		87,954
Series 2007-A01, Class 5A5
4.305%(cc)	07/25/35	55		56,253
JPMorgan Seasoned Mortgage Trust,
Series 2014-01, Class A2, 144A, 1 Month LIBOR + 0.500% (Cap N/A, Floor 0.500%)
2.292%(c)	05/25/33	131		129,863
Lehman Mortgage Trust,
Series 2006-04, Class 3A1
5.000%	08/25/21	4		4,110
LHOME Mortgage Trust,
Series 2019-RTL01, Class A1, 144A
4.580%	10/25/23	1,140		1,151,077
MASTR Adjustable Rate Mortgages Trust,
Series 2004-08, Class 5A1
4.550%(cc)	08/25/34	55		54,602
Series 2004-13, Class 3A7
4.696%(cc)	11/21/34	75		75,345
Series 2004-15, Class 4A1
3.674%(cc)	12/25/34	492		490,195
MASTR Alternative Loan Trust,
Series 2003-05, Class 30B1
5.928%(cc)	08/25/33	932		932,061
Series 2003-08, Class 5A1
5.000%	09/01/37	—	(r)	243
Series 2004-01, Class 4A1
5.500%	02/25/34	69		68,798
Series 2004-03, Class 2A1
6.250%	04/25/34	142		142,413
Series 2005-05, Class 3A1
5.750%	08/25/35	56		44,573
MASTR Asset Securitization Trust,
Series 2003-11, Class 8A1
5.500%	12/25/33	174		174,137
Series 2004-P07, Class A6, 144A
5.500%	12/27/33	33		33,406
Series 2006-03, Class 30PO, PO
2.092%(s)	10/25/36	87		72,735
Merrill Lynch Mortgage Investors Trust,
Series 2003-F, Class A1, 1 Month LIBOR + 0.640% (Cap 11.750%, Floor 0.320%)
2.432%(c)	10/25/28	253		248,704
Series 2004-B, Class A1, 1 Month LIBOR + 0.500% (Cap 11.750%, Floor 0.250%)
2.292%(c)	05/25/29	251		243,812
Series 2004-HB01, Class A3
3.732%(cc)	04/25/29	72		71,789
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2003-HYB01, Class A3
3.682%(cc)	03/25/33	136		135,470
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A6
4.351%(cc)	09/25/34	94		95,515

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust,
Series 2018-NQM01, Class A2, 144A
4.087%(cc)	11/25/48	74	$74,808
Nomura Resecuritization Trust,
Series 2015-2R, Class 4A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
2.256%(c)	12/26/36	40	39,434
PHH Mortgage Trust,
Series 2008-CIM02, Class 5A1
6.000%	07/25/38	17	16,873
Prime Mortgage Trust,
Series 2004-02, Class A2
4.750%	11/01/34	6	6,436
Series 2004-CL01, Class 1A1
6.000%	02/25/34	118	121,246
PRPM LLC,
Series 2019-01A, Class A1, 144A
4.500%	01/25/24	983	985,652
Residential Accredit Loans Trust,
Series 2003-QS16, Class A1
5.000%	04/01/55	3	1,886
Series 2004-QS03, Class CB
5.000%	05/01/24	1	583
Series 2006-QS04, Class A9
6.000%	04/25/36	1,047	925,989
Residential Asset Securitization Trust,
Series 2004-IP02, Class 1A1
4.166%(cc)	12/25/34	150	149,827
Series 2006-R01, Class A2, 1 Month LIBOR + 0.400% (Cap 7.500%, Floor 0.400%)
2.192%(c)	01/25/46	294	124,402
Residential Mortgage Loan Trust,
Series 2019-01, Class A2, 144A
4.089%(cc)	10/25/58	141	142,303
RFMSI Trust,
Series 2006-S09, Class A1
6.250%	09/25/36	53	49,485
Series 2007-SA04, Class 3A1
5.082%(cc)	10/25/37	185	162,461
Sequoia Mortgage Trust,
Series 2004-08, Class A2, 6 Month LIBOR + 0.740% (Cap 11.500%, Floor 0.370%)
2.757%(c)	09/20/34	148	146,845
Spruce Hill Mortgage Loan Trust,
Series 2019-SH01, Class A1, 144A
3.395%(cc)	04/29/49	1,287	1,296,127
STACR Trust,
Series 2018-DNA02, Class M1, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
2.592%(c)	12/25/30	168	167,763
Series 2018-HRP01, Class M2, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
3.442%(c)	04/25/43	450	451,599
Series 2018-HRP02, Class M1, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.642%(c)	02/25/47	20	19,910

SEE NOTES TO FINANCIAL STATEMENTS.

A360

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-HRP02, Class M3, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 0.000%)
4.192%(c)	02/25/47	960	$983,911
Starwood Mortgage Residential Trust,
Series 2018-IMC01, Class A2, 144A
3.895%(cc)	03/25/48	90	90,616
Series 2018-IMC02, Class A2, 144A
4.223%(cc)	10/25/48	74	75,665
Series 2019-01, Class A1, 144A
2.941%(cc)	06/25/49	1,960	1,959,278
Series 2019-INV01, Class M1, 144A
3.056%(cc)	09/27/49	3,200	3,146,661
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-9XS, Class A, 1 Month LIBOR + 0.370% (Cap N/A, Floor 0.370%)
2.162%(c)	07/25/34	491	480,922
Structured Asset Mortgage Investments II Trust,
Series 2004-AR01, Class 1A1, 1 Month LIBOR + 0.700% (Cap 11.000%, Floor 0.350%)
2.464%(c)	03/19/34	449	438,271
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-220A, Class 3A
4.231%(cc)	06/25/33	20	20,201
Series 2003-26A, Class 3A5
4.300%(cc)	09/25/33	140	139,625
Thornburg Mortgage Securities Trust,
Series 2004-03, Class A, 1 Month LIBOR + 0.740% (Cap 11.000%, Floor 0.370%)
2.532%(c)	09/25/34	223	220,026
Series 2007-04, Class 3A1
4.049%(cc)	09/25/37	2	2,233
Toorak Mortgage Corp. Ltd.,
Series 2018-01, Class A1, 144A
4.336%	08/25/21	100	100,450
Series 2019-01, Class A1, 144A
4.458%	03/25/22	2,920	2,946,000
Vendee Mortgage Trust,
Series 1996-02, Class 1Z
6.750%	06/15/26	118	130,338
Verus Securitization Trust,
Series 2018-02, Class A1, 144A
3.677%(cc)	06/01/58	415	417,005
Series 2018-02, Class A2, 144A
3.779%(cc)	06/01/58	56	56,728
Series 2018-03, Class A2, 144A
4.180%(cc)	10/25/58	83	84,087
Series 2018-INV02, Class A2, 144A
4.401%(cc)	10/25/58	105	106,069
Series 2019-02, Class A1, 144A
3.211%(cc)	05/25/59	146	147,230
Series 2019-INV01, Class B1, 144A
4.991%	12/25/59	130	132,398
Series 2019-INV01, Class M1, 144A
4.034%(cc)	12/25/59	230	232,814
Series 2019-INV02, Class B1, 144A
4.452%(cc)	07/25/59	100	100,468

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR08, Class 2AB2, 1 Month LIBOR + 0.840% (Cap 10.500%, Floor 0.420%)
2.632%(c)	07/25/45	1,774	$1,718,722
WaMu Mortgage Pass-Through Certificates Trust,
Series 2003-AR04, Class A7
4.735%(cc)	05/25/33	179	179,408
Series 2003-S01, Class A5
5.500%	04/25/33	122	122,194
Series 2004-S03, Class 3A2
6.000%	07/25/34	170	175,201
Series 2005-AR07, Class A3
4.280%(cc)	08/25/35	4,823	4,822,517
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-07, Class 1A2, 1 Month LIBOR + 0.450% (Cap 9.500%, Floor 0.450%)
2.242%(c)	09/25/35	18	15,229

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $184,814,667)			185,634,157

SOVEREIGN BONDS — 0.1%
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.525%
2.472%(c)	06/25/22	200	200,534
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.575%
2.482%(c)	06/01/21	250	250,667
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.750%	01/11/28	645	670,495
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44	302	333,811
Province of Quebec (Canada),
Unsec’d. Notes, MTN
6.350%	01/30/26	120	146,193

TOTAL SOVEREIGN BONDS (cost $1,521,616)			1,601,700

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.4%
Fannie Mae Principal Strip, MTN
3.415%(s)	05/15/30	1,750	1,364,842
Federal Home Loan Mortgage Corp.
3.500%	01/01/32	1,469	1,527,148
3.500%	01/01/48	2,595	2,697,728
3.500%	08/01/49	2,272	2,343,986
3.500%	09/01/49	1,804	1,861,072
4.000%	01/01/32	427	459,712
4.000%	10/01/42	642	688,025
4.000%	10/01/49	1,899	1,983,028
4.500%	11/01/45	1,257	1,359,127
4.500%	07/01/47	993	1,058,340
5.500%	01/01/33	70	78,781
5.500%	06/01/35	210	235,234
6.000%	09/01/35	102	115,318
6.000%	12/01/36	54	61,477
6.500%	05/01/25	42	43,147
6.500%	08/01/27	125	138,329

SEE NOTES TO FINANCIAL STATEMENTS.

A361

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	01/01/29	59	$63,844
6.500%	05/01/36	40	46,429
6.500%	09/01/36	23	26,575
6.500%	05/01/37	97	113,907
7.000%	09/01/36	54	58,313
7.000%	11/01/37	211	250,982
8.000%	02/01/38	92	105,815
Federal Home Loan Mortgage Corp., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.135% (Cap 10.728%, Floor 2.135%)
4.178%(c)	10/01/36	42	44,465
Federal National Mortgage Assoc.
2.350%	05/01/23	1,290	1,300,858
2.370%	08/01/30	3,485	3,471,317
2.410%	11/01/29	1,987	1,989,517
2.450%	09/01/28	470	472,713
2.520%	11/01/29	1,500	1,516,154
2.550%	10/01/30	1,245	1,249,146
2.619%	12/01/22	809	822,481
2.680%	11/01/31	2,211	2,240,532
2.750%	03/01/22	209	211,795
2.785%	08/01/31	3,575	3,637,361
2.840%	11/01/34	1,500	1,505,380
2.960%	04/01/22	1,713	1,744,329
3.000%	07/01/49	991	1,015,412
3.025%	08/01/29	1,134	1,178,054
3.030%	12/01/21	1,548	1,574,337
3.130%	02/01/30	3,800	4,007,381
3.250%	08/01/34	995	1,049,462
3.340%	11/01/30	680	725,059
3.500%	10/01/32	902	952,866
3.500%	11/01/32	705	744,465
3.500%	03/01/33	841	890,467
3.500%	06/01/43	1,147	1,207,460
3.500%	09/01/49	1,496	1,543,137
3.590%	10/01/20	820	820,585
3.690%	11/01/23	1,325	1,394,240
3.885%	08/01/25	1,790	1,921,864
4.000%	06/01/42	1,591	1,703,561
4.000%	07/01/42	891	954,376
4.000%	06/01/47	3,111	3,271,119
4.000%	08/01/48	701	733,268
4.000%	05/01/49	1,111	1,160,238
4.000%	06/01/49	1,290	1,347,375
4.000%	07/01/49	2,180	2,267,957
4.000%	09/01/49	1,149	1,199,656
4.500%	04/01/44	1,090	1,177,385
4.500%	04/01/44	1,293	1,396,551
4.500%	05/01/48	1,145	1,211,764
4.500%	10/01/48	1,358	1,437,097
4.500%	06/01/49	1,548	1,636,255
4.500%	08/01/49	2,680	2,844,087
5.000%	06/01/23	114	118,436
5.000%	07/01/25	153	160,685
5.000%	02/01/35	251	277,925
5.000%	10/01/39	495	546,268
5.000%	01/01/40	1,121	1,236,797
5.000%	01/01/44	1,695	1,872,125
5.500%	09/01/23	23	23,729

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	01/01/38	159	$177,748
5.500%	02/01/42	860	962,980
6.000%	08/01/21	30	30,698
6.000%	09/01/22	5	4,641
6.000%	01/01/24	104	109,181
6.000%	07/01/24	28	29,426
6.000%	04/01/28	72	79,180
6.000%	05/01/28	45	49,478
6.000%	12/01/32	290	325,654
6.000%	03/01/34	342	387,740
6.000%	04/01/34	66	73,914
6.000%	04/01/35	89	101,235
6.000%	01/01/36	30	33,617
6.000%	08/01/37	30	32,353
6.000%	08/01/37	111	126,380
6.500%	09/01/22	31	32,591
6.500%	12/01/23	44	46,655
6.500%	09/01/28	63	69,291
6.500%	07/01/36	18	20,469
6.500%	05/01/37	15	17,407
6.500%	07/01/37	37	41,464
6.500%	10/01/38	50	58,669
6.500%	10/01/38	72	84,346
8.000%	12/01/36	483	566,000
Federal National Mortgage Assoc., 1 Year US Treasury Yield Curve Rate T Note Constant Maturity + 2.375% (Cap 10.750%, Floor 2.375%)
4.303%(c)	09/01/37	53	56,282
Government National Mortgage Assoc.
5.000%	07/20/49	1,295	1,367,937
6.000%	08/15/36	1,393	1,607,469
6.000%	09/20/36	68	76,659
6.000%	05/20/38	6	6,447
6.000%	09/20/38	86	96,845
6.000%	03/20/41	45	49,158
6.500%	10/15/23	38	40,169
6.500%	01/15/33	121	137,605
6.500%	01/20/39	42	48,554
6.500%	10/20/39	134	156,697
6.500%	10/20/39	178	210,740
6.500%	12/20/40	443	510,685
7.000%	10/20/38	207	247,524
7.000%	12/20/38	77	91,601
7.500%	01/20/35	138	157,157
8.000%	05/20/32	427	488,192
Residual Funding Corp. Principal Strip
2.745%(s)	01/15/30	1,000	789,289
Resolution Funding Corp. Interest Strip
2.690%(s)	10/15/27	235	197,338
2.830%(s)	01/15/26	181	158,092
Tennessee Valley Authority, Sr. Unsec’d. Notes
4.875%	01/15/48	885	1,204,404
5.880%	04/01/36	3,560	5,025,157
Tennessee Valley Authority Principal Strip
3.462%(s)	06/15/35	1,921	1,210,630

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $98,199,868)			99,884,398

SEE NOTES TO FINANCIAL STATEMENTS.

A362

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS — 8.4%
U.S. Treasury Bonds
2.250%	08/15/46		19,446	$18,902,314
2.875%	08/15/45		1,200	1,312,125
3.125%	02/15/43		1,600	1,815,000
3.500%	02/15/39		3,785	4,536,677
3.625%	08/15/43		5,150	6,317,602
3.625%	02/15/44		2,525	3,104,172
3.750%	11/15/43		1,960	2,451,838
U.S. Treasury Notes
1.375%	04/30/20		194	193,833
1.375%	05/31/20		24,400	24,372,359
1.500%	05/15/20		3,000	2,998,594
2.000%	01/31/20	(k)	24,919	24,925,814
2.000%	09/30/20		12,100	12,130,250
2.000%	05/31/21		500	502,715
2.000%	10/31/22		12,780	12,913,791
2.125%	01/31/21		36,000	36,186,854
2.250%	03/31/26		6,245	6,413,322
2.375%	12/31/20		580	584,078
2.375%	05/15/29		5,300	5,508,687
2.625%	05/15/21		607	615,018
2.875%	05/15/28		3,230	3,475,965
2.875%	08/15/28		6,500	7,005,781
U.S. Treasury Strips Coupon
2.036%(s)	05/15/20		824	819,011
2.248%(s)	05/15/28		2,085	1,766,060
2.354%(s)	11/15/41		1,200	699,516
2.494%(s)	11/15/28		500	417,520
2.595%(s)	11/15/26		600	525,680
2.671%(s)	08/15/20		6,935	6,863,483
2.699%(s)	02/15/27		2,000	1,741,328
4.165%(s)	02/15/30		1,500	1,215,879
4.721%(s)	11/15/27		1,350	1,154,988
U.S. Treasury Strips Principal
1.663%(s)	02/15/20		725	723,697

TOTAL U.S. TREASURY OBLIGATIONS (cost $189,630,292)				192,193,951

TOTAL LONG-TERM INVESTMENTS (cost $1,921,890,170)				2,063,451,647

	Shares

SHORT-TERM INVESTMENTS — 13.4%
AFFILIATED MUTUAL FUNDS — 13.4%
PGIM Core Ultra Short Bond Fund(w)	203,199,834	203,199,834
PGIM Institutional Money Market Fund (cost $104,349,517; includes $104,187,015 of cash collateral for securities on loan)(b)(w)	104,334,287	104,355,154

TOTAL AFFILIATED MUTUAL FUNDS (cost $307,549,351)		307,554,988

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) — 0.0%
U.S. Treasury Bills
1.511%	02/06/20	245	$244,647

(cost $244,631)
TOTAL SHORT-TERM INVESTMENTS (cost $307,793,982)			307,799,635

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 103.6% (cost $2,229,684,152)			2,371,251,282

	Shares

SECURITIES SOLD SHORT — (0.2)%

COMMON STOCKS — (0.2)%
Automobiles — (0.1)%
General Motors Co.	9,907	(362,596)
Harley-Davidson, Inc.	13,866	(515,677)

		(878,273)

Equity Real Estate Investment Trusts (REITs) — (0.0)%
Host Hotels & Resorts, Inc.	32,537	(603,561)

Food Products — (0.0)%
Conagra Brands, Inc.	12,101	(414,338)

Household Durables — (0.0)%
Mohawk Industries, Inc.*	4,316	(588,616)

Household Products — (0.1)%
Clorox Co. (The)	3,841	(589,747)
Kimberly-Clark Corp.	2,568	(353,229)

		(942,976)

Road & Rail — (0.0)%
CSX Corp.	6,448	(466,577)

TOTAL COMMON STOCKS (proceeds received $3,714,632)		(3,894,341)

EXCHANGE-TRADED FUND — (0.0)%
SPDR S&P 500 ETF Trust	2,973	(956,890)

(proceeds received $918,012)
TOTAL SECURITIES SOLD SHORT (proceeds received $4,632,644)		(4,851,231)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 103.4% (cost $2,225,051,508)		2,366,400,051
Liabilities in excess of other assets(z) — (3.4)%		(78,165,354)

NET ASSETS — 100.0%		$2,288,234,697

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $6,281,854 and 0.3% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

A363

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $102,054,398; cash collateral of $104,187,015 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(p)	Interest rate not available as of December 31, 2019.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(ss)	Represents zero coupon bond.

(u)	Represents security, or a portion thereof, segregated as collateral for short sales.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at December 31, 2019:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Allied Universal Holdco LLC, Delayed Draw Term Loan, 2.125%, Maturity Date 7/10/2026 (cost $12,598)	13	$12,664	$66	$—

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
48	10 Year Japanese Bonds	Mar. 2020	$67,227,831	$(73,436)
3,519	10 Year U.S. Treasury Notes	Mar. 2020	451,916,596	(3,538,663)
197	ASX SPI 200 Index	Mar. 2020	22,820,752	(622,343)
15	DJ US Real Estate	Mar. 2020	551,250	120
407	Mini MSCI EAFE Index	Mar. 2020	41,442,775	596,432
792	Mini MSCI Emerging Markets Index	Mar. 2020	44,359,920	1,078,161
400	Russell 2000 E-Mini Index	Mar. 2020	33,412,000	436,725
147	S&P/TSX 60 Index	Mar. 2020	22,921,382	8,028
28	TOPIX Index	Mar. 2020	4,434,955	27,223

				(2,087,753)

Short Positions:
2	90 Day Euro Dollar	Jun. 2020	491,550	(6,450)
5	2 Year U.S. Treasury Notes	Mar. 2020	1,077,500	693
4	5 Year U.S. Treasury Notes	Mar. 2020	474,438	1,642
890	10 Year Australian Treasury Bonds	Mar. 2020	89,285,578	1,724,053
358	10 Year Euro-Bund	Mar. 2020	68,463,431	650,904
655	10 Year U.K. Gilt	Mar. 2020	113,986,996	630,997
6	10 Year U.S. Treasury Notes	Mar. 2020	770,531	6,710
1,111	Euro STOXX 50 Index	Mar. 2020	46,471,122	95,909
1,832	MSCI Europe Index	Mar. 2020	50,130,613	(152,477)
68	S&P 500 E-Mini Index	Mar. 2020	10,985,740	(190,538)
287	TOPIX Index	Mar. 2020	45,458,285	(113,395)

				2,648,048

				$560,295

SEE NOTES TO FINANCIAL STATEMENTS.

A364

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/29/20	Toronto-Dominion Bank	AUD	5,808	$4,013,102	$4,078,986	$65,884	$—
British Pound,
Expiring 01/02/20	Royal Bank of Scotland PLC	GBP	1,021	1,339,723	1,353,095	13,372	—
Expiring 01/07/20	Royal Bank of Scotland PLC	GBP	9,169	11,807,880	12,147,077	339,197	—
Expiring 01/29/20	Citibank, N.A.	GBP	9,169	12,105,075	12,154,725	49,650	—
Expiring 01/29/20	Citibank, N.A.	GBP	4,962	6,444,267	6,578,536	134,269	—
Expiring 01/29/20	Royal Bank of Scotland PLC	GBP	459	605,737	608,474	2,737	—
Danish Krone,
Expiring 01/07/20	Toronto-Dominion Bank	DKK	9,382	1,388,880	1,409,045	20,165	—
Expiring 01/29/20	Citibank, N.A.	DKK	9,382	1,403,189	1,411,133	7,944	—
Euro,
Expiring 01/02/20	Citibank, N.A.	EUR	13,281	14,805,856	14,899,450	93,594	—
Expiring 01/02/20	Citibank, N.A.	EUR	264	292,791	295,892	3,101	—
Expiring 01/02/20	Royal Bank of Scotland PLC	EUR	252	279,157	282,309	3,152	—
Expiring 01/07/20	Royal Bank of Scotland PLC	EUR	43,728	48,791,222	49,070,904	279,682	—
Expiring 01/07/20	Toronto-Dominion Bank	EUR	375	416,520	420,595	4,075	—
Expiring 01/29/20	Merrill Lynch International	EUR	630	703,794	708,213	4,419	—
Expiring 01/29/20	State Street Bank & Trust Company	EUR	542	602,927	609,405	6,478	—
Expiring 01/29/20	Toronto-Dominion Bank	EUR	4,122	4,622,076	4,631,877	9,801	—
Hong Kong Dollar,
Expiring 01/02/20	Royal Bank of Scotland PLC	HKD	28,234	3,622,922	3,623,145	223	—
Japanese Yen,
Expiring 01/06/20	Royal Bank of Scotland PLC	JPY	347,820	3,183,653	3,202,285	18,632	—
Expiring 01/29/20	Toronto-Dominion Bank	JPY	1,391,738	12,940,442	12,829,155	—	(111,287)
Expiring 01/29/20	Toronto-Dominion Bank	JPY	28,884	267,067	266,257	—	(810)
Expiring 02/06/20	Goldman Sachs International	JPY	98,500	910,452	908,398	—	(2,054)
Norwegian Krone,
Expiring 01/07/20	Royal Bank of Scotland PLC	NOK	2,209	242,972	251,674	8,702	—
Swedish Krona,
Expiring 01/07/20	Toronto-Dominion Bank	SEK	4,289	448,030	458,048	10,018	—
Expiring 01/07/20	Toronto-Dominion Bank	SEK	551	58,814	58,812	—	(2)
Expiring 01/29/20	Barclays Bank PLC	SEK	1,556	166,214	166,374	160	—
Expiring 01/29/20	Citibank, N.A.	SEK	4,587	491,539	490,429	—	(1,110)
Expiring 01/29/20	Toronto-Dominion Bank	SEK	1,059	112,563	113,243	680	—
Expiring 01/29/20	Toronto-Dominion Bank	SEK	1,017	109,134	108,702	—	(432)
Swiss Franc,
Expiring 01/03/20	Citibank, N.A.	CHF	1,576	1,610,866	1,628,888	18,022	—
Expiring 01/07/20	Royal Bank of Scotland PLC	CHF	3,209	3,272,974	3,317,621	44,647	—
Expiring 01/29/20	Citibank, N.A.	CHF	302	308,790	313,009	4,219	—
Expiring 01/29/20	Royal Bank of Scotland PLC	CHF	3,737	3,808,764	3,869,202	60,438	—

				$141,177,392	$142,264,958	1,203,261	(115,695)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/02/20	Royal Bank of Scotland PLC	GBP	1,021	$1,315,363	$1,353,095	$—	$(37,732)
Expiring 01/07/20	Citibank, N.A.	GBP	9,169	12,097,616	12,147,077	—	(49,461)
Expiring 01/29/20	State Street Bank & Trust Company	GBP	4,077	5,290,736	5,404,401	—	(113,665)
Expiring 01/29/20	State Street Bank & Trust Company	GBP	226	290,849	299,575	—	(8,726)
Expiring 02/03/20	Royal Bank of Scotland PLC	GBP	1,021	1,340,931	1,354,330	—	(13,399)

SEE NOTES TO FINANCIAL STATEMENTS.

A365

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (continued):
Danish Krone,
Expiring 01/07/20	Citibank, N.A.	DKK	9,382	$1,400,997	$1,409,045	$—	$(8,048)
Expiring 01/29/20	Royal Bank of Scotland PLC	DKK	2,398	360,224	360,681	—	(457)
Expiring 01/29/20	Toronto-Dominion Bank	DKK	177	26,440	26,643	—	(203)
Euro,
Expiring 01/02/20	Royal Bank of Scotland PLC	EUR	12,526	13,837,006	14,051,744	—	(214,738)
Expiring 01/02/20	Royal Bank of Scotland PLC	EUR	647	714,376	725,606	—	(11,230)
Expiring 01/02/20	Royal Bank of Scotland PLC	EUR	415	459,775	465,196	—	(5,421)
Expiring 01/02/20	Toronto-Dominion Bank	EUR	210	232,975	235,104	—	(2,129)
Expiring 01/07/20	Australia and New Zealand Banking Group Ltd.	EUR	44,103	48,735,757	49,491,499	—	(755,742)
Expiring 01/29/20	Citibank, N.A.	EUR	1,000	1,118,857	1,123,721	—	(4,864)
Expiring 01/29/20	Citibank, N.A.	EUR	810	905,419	910,679	—	(5,260)
Expiring 01/29/20	Royal Bank of Scotland PLC	EUR	43,728	48,857,732	49,137,836	—	(280,104)
Expiring 01/29/20	Royal Bank of Scotland PLC	EUR	1,100	1,229,711	1,236,093	—	(6,382)
Expiring 01/29/20	State Street Bank & Trust Company	EUR	7,966	8,941,948	8,952,107	—	(10,159)
Expiring 01/29/20	Toronto-Dominion Bank	EUR	437	486,865	491,477	—	(4,612)
Expiring 02/03/20	Citibank, N.A.	EUR	13,281	14,835,763	14,929,077	—	(93,314)
Expiring 02/06/20	Goldman Sachs International	EUR	420	469,350	472,198	—	(2,848)
Hong Kong Dollar,
Expiring 01/02/20	Citibank, N.A.	HKD	28,234	3,605,016	3,623,145	—	(18,129)
Expiring 02/03/20	Royal Bank of Scotland PLC	HKD	28,234	3,621,432	3,621,990	—	(558)
Japanese Yen,
Expiring 01/06/20	Citibank, N.A.	JPY	347,820	3,202,134	3,202,285	—	(151)
Expiring 01/29/20	State Street Bank & Trust Company	JPY	780,174	7,260,180	7,191,704	68,476	—
Expiring 02/03/20	Royal Bank of Scotland PLC	JPY	347,820	3,188,591	3,207,144	—	(18,553)
Norwegian Krone,
Expiring 01/07/20	Toronto-Dominion Bank	NOK	2,209	241,368	251,674	—	(10,306)
Expiring 01/29/20	Royal Bank of Scotland PLC	NOK	2,209	242,988	251,698	—	(8,710)
Swedish Krona,
Expiring 01/07/20	Citibank, N.A.	SEK	4,839	510,657	516,860	—	(6,203)
Expiring 01/29/20	Merrill Lynch International	SEK	1,556	164,674	166,374	—	(1,700)
Expiring 01/29/20	Toronto-Dominion Bank	SEK	551	58,890	58,873	17	—
Swiss Franc,
Expiring 01/03/20	Citibank, N.A.	CHF	1,576	1,586,444	1,628,888	—	(42,444)
Expiring 01/07/20	Citibank, N.A.	CHF	201	203,872	207,918	—	(4,046)
Expiring 01/07/20	Citibank, N.A.	CHF	130	131,953	134,731	—	(2,778)
Expiring 01/07/20	Toronto-Dominion Bank	CHF	2,755	2,773,703	2,847,687	—	(73,984)
Expiring 01/07/20	Toronto-Dominion Bank	CHF	123	124,841	127,284	—	(2,443)
Expiring 01/29/20	Citibank, N.A.	CHF	3,728	3,803,708	3,859,634	—	(55,926)
Expiring 01/29/20	Merrill Lynch International	CHF	9	9,438	9,568	—	(130)
Expiring 01/29/20	Royal Bank of Scotland PLC	CHF	3,209	3,277,962	3,322,754	—	(44,792)
Expiring 01/29/20	Royal Bank of Scotland PLC	CHF	229	234,678	237,467	—	(2,789)
Expiring 02/03/20	Citibank, N.A.	CHF	1,576	1,614,340	1,632,472	—	(18,132)

				$198,805,559	$200,677,334	68,493	(1,940,268)

						$1,271,754	$(2,055,963)

SEE NOTES TO FINANCIAL STATEMENTS.

A366

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Cross currency exchange contracts outstanding at December 31, 2019:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contract:
01/29/20	Buy	CAD	7,087	EUR	4,805	$58,580	$—	Citibank, N.A.

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
People’s Republic of China	12/20/24	1.000%(Q)	1,770	$(52,672)	$(58,192)	$(5,520)
United Mexican States	12/20/24	1.000%(Q)	2,070	12,137	(21,866)	(34,003)

				$(40,535)	$(80,058)	$(39,523)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Buy Protection(1):
CDX.EM.32.V1	12/20/24	1.000%(Q)		1,810	$92,310	$60,227	$(32,083)
CDX.NA.HY.33	12/20/24	5.000%(Q)		1,188	(70,884)	(116,459)	(45,575)
CDX.NA.IG.33.V1	12/20/24	1.000%(Q)		2,660	(53,014)	(69,867)	(16,853)
iTraxx.EUR.32.V1	12/20/24	1.000%(Q)	EUR	5,030	(127,723)	(158,583)	(30,860)

					$(159,311)	$(284,682)	$(125,371)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Buy Protection(1):
ABX.6.V2	05/25/46	0.110%(Q)	190	$4,428	$—	$4,428	Barclays Bank PLC
ABX.6.V2	05/25/46	0.110%(Q)	170	3,962	—	3,962	Credit Suisse International
ABX.6.V2	05/25/46	0.110%(Q)	150	3,496	—	3,496	Bank of America, N.A.
ABX.6.V2	05/25/46	0.110%(Q)	90	2,098	—	2,098	Credit Suisse International
ABX.6.V2	05/25/46	0.110%(Q)	70	1,632	—	1,632	Bank of America, N.A.
CDX.IOS.10.V1	01/12/41	5.000%(S)	580	(1,244)	—	(1,244)	Citigroup Global Markets, Inc.
CDX.IOS.10.V1	01/12/41	5.000%(S)	580	(1,244)	—	(1,244)	Citigroup Global Markets, Inc.
CDX.IOS.11.V1	01/12/42	4.000%(M)	490	1,584	—	1,584	Bank of America, N.A.
CDX.IOS.11.V1	01/12/42	4.000%(M)	450	742	—	742	Bank of America, N.A.
CDX.IOS.11.V1	01/12/42	4.000%(M)	440	726	—	726	Citigroup Global Markets, Inc.
CDX.IOS.11.V1	01/12/42	4.000%(S)	440	726	—	726	Citigroup Global Markets, Inc.
CMBX.NA.AA.6.V1	05/11/63	2.000%(M)	90	(1,426)	—	(1,426)	Barclays Bank PLC
CMBX.NA.AA.6.V1	05/11/63	2.000%(M)	90	(1,426)	—	(1,426)	Citigroup Global Markets, Inc.
CMBX.NA.AA.6.V1	05/11/63	2.000%(M)	90	(1,426)	—	(1,426)	Goldman Sachs International
CMBX.NA.AA.6.V1	05/11/63	2.000%(M)	90	(1,426)	—	(1,426)	Goldman Sachs International
CMBX.NA.AA.6.V1	05/11/63	2.000%(M)	90	(1,426)	—	(1,426)	Morgan Stanley Capital Services, LLC
CMBX.NA.BBB.4.V1	02/17/51	5.000%(M)	350	1,994	—	1,994	Citigroup Global Markets, Inc.

				$11,770	$—	$11,770

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap

SEE NOTES TO FINANCIAL STATEMENTS.

A367

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2019:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Anglo American PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	428	$26,053	$—	$26,053
Avast PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	511	35,537	—	35,537
BHP Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	376	17,905	—	17,905
GlaxoSmithKline PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	1,075	56,840	—	56,840
Intermediate Capital Group PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	453	26,933	—	26,933
Polymetal International PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	458	6,159	—	6,159
Prudential PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	518	69,673	—	69,673
Rio Tinto PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	477	36,589	—	36,589
Segro PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	516	14,617	—	14,617
Taylor Wimpey PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	562	65,344	—	65,344
The Berkeley Group Holdings(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	204	(15,967)	—	(15,967)
WPP PLC(M)	1 Month LIBOR(M)	Bank of America, N.A.	1/07/20	GBP	467	63,349	—	63,349

						$403,032	$—	$403,032

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$440,387	$(25,585)

SEE NOTES TO FINANCIAL STATEMENTS.

A368

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$269,000	$—
Goldman Sachs & Co. LLC	3,381,000	23,384,973

Total	$3,650,000	$23,384,973

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$642,132,377	$276,184,587	$1,718,030
Preferred Stocks	16,125,477	3,147,645	397,548
Rights	—	—	10,163
Warrants	—	157,432	—
Asset-Backed Securities
Automobiles	—	78,983,562	—
Consumer Loans	—	10,105,064	—
Credit Cards	—	3,070,828	—
Home Equity Loans	—	6,553,058	—
Manufactured Housing	—	505,055	—
Other	—	14,821,492	—
Residential Mortgage-Backed Securities	—	42,645,869	—
Bank Loans	—	70,794,002	4,156,054
Commercial Mortgage-Backed Securities	—	55,787,450	—
Convertible Bonds	—	78,163,570	—
Corporate Bonds	—	277,128,309	59
Municipal Bonds	—	1,549,810	—
Residential Mortgage-Backed Securities	—	185,634,157	—
Sovereign Bonds	—	1,601,700	—
U.S. Government Agency Obligations	—	99,884,398	—
U.S. Treasury Obligations	—	192,438,598	—
Affiliated Mutual Funds	307,554,988	—	—

Total	$965,812,842	$1,399,156,586	$6,281,854

Liabilities
Common Stocks	$(3,894,341)	$—	$—
Exchange-Traded Fund	(956,890)	—	—

Total	$(4,851,231)	$—	$—

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$66	$—
Futures Contracts	5,257,597	—	—
OTC Forward Foreign Currency Exchange Contracts	—	1,271,754	—
OTC Cross Currency Exchange Contract	—	58,580	—

SEE NOTES TO FINANCIAL STATEMENTS.

A369

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
OTC Credit Default Swap Agreements	$—	$21,388	$—
OTC Total Return Swap Agreements	—	418,999	—

Total	$5,257,597	$1,770,787	$—

Liabilities
Futures Contracts	$(4,697,302)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(2,055,963)	—
Centrally Cleared Credit Default Swap Agreements	—	(164,894)	—
OTC Credit Default Swap Agreements	—	(9,618)	—
OTC Total Return Swap Agreement	—	(15,967)	—

Total	$(4,697,302)	$(2,246,442)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A370

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (4.6% represents investments purchased with collateral from securities on loan)	13.4%
Residential Mortgage-Backed Securities	10.0
U.S. Treasury Obligations	8.4
Banks	6.2
U.S. Government Agency Obligations	4.4
Automobiles	4.0
Software	2.8
Equity Real Estate Investment Trusts (REITs)	2.7
Pharmaceuticals	2.7
Insurance	2.5
Commercial Mortgage-Backed Securities	2.4
Media	2.1
Semiconductors & Semiconductor Equipment	2.1
IT Services	1.8
Oil, Gas & Consumable Fuels	1.6
Interactive Media & Services	1.4
Telecommunications	1.4
Health Care Providers & Services	1.2
Internet & Direct Marketing Retail	1.2
Capital Markets	1.2
Specialty Retail	1.1
Beverages	1.0
Machinery	1.0
Electric Utilities	1.0
Chemicals	1.0
Technology Hardware, Storage & Peripherals	0.9
Aerospace & Defense	0.9
Diversified Financial Services	0.8
Entertainment	0.8
Health Care Equipment & Supplies	0.8
Oil & Gas	0.8
Healthcare-Services	0.8
Commercial Services	0.7
Food Products	0.7
Biotechnology	0.6
Other	0.6
Electrical Equipment	0.6
Internet	0.6
Textiles, Apparel & Luxury Goods	0.6
Electric	0.6
Pipelines	0.6
Semiconductors	0.6
Road & Rail	0.5
Foods	0.5
Electronic Equipment, Instruments & Components	0.5
Hotels, Restaurants & Leisure	0.5
Consumer Loans	0.4
Auto Manufacturers	0.4
Diversified Telecommunication Services	0.4
Containers & Packaging	0.4
Real Estate Investment Trusts (REITs)	0.4
Retail	0.4
Airlines	0.3
Industrial Conglomerates	0.3
Real Estate Management & Development	0.3

Commercial Services & Supplies	0.3%
Food & Staples Retailing	0.3
Home Equity Loans	0.3
Personal Products	0.3
Construction Materials	0.3
Lodging	0.3
Home Furnishings	0.3
Computers	0.2
Consumer Finance	0.2
Packaging & Containers	0.2
Auto Parts & Equipment	0.2
Metals & Mining	0.2
Life Sciences Tools & Services	0.2
Healthcare-Products	0.2
Apparel	0.2
Household Durables	0.2
Building Materials	0.2
Multiline Retail	0.2
Construction & Engineering	0.2
Real Estate	0.2
Engineering & Construction	0.2
Building Products	0.2
Household Products	0.2
Investment Companies	0.2
Professional Services	0.1
Transportation	0.1
Thrifts & Mortgage Finance	0.1
Credit Cards	0.1
Multi-Utilities	0.1
Household Products/Wares	0.1
Auto Components	0.1
Tobacco	0.1
Trading Companies & Distributors	0.1
Communications Equipment	0.1
Machinery-Construction & Mining	0.1
Air Freight & Logistics	0.1
Distributors	0.1
Mining	0.1
Health Care Technology	0.1
Sovereign Bonds	0.1
Toys/Games/Hobbies	0.1
Municipal Bonds	0.1
Advertising	0.1
Diversified Consumer Services	0.1
Wireless Telecommunication Services	0.1
Gas	0.1
Miscellaneous Manufacturing	0.0	*
Leisure Time	0.0	*
Electronics	0.0	*
Oil & Gas Services	0.0	*
Machinery-Diversified	0.0	*
Holding Companies-Diversified	0.0	*
Leisure Products	0.0	*
Energy Equipment & Services	0.0	*
Agriculture	0.0	*
Paper & Forest Products	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A371

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (con’t):
Office/Business Equipment	0.0	*%
Coal	0.0	*
Housewares	0.0	*
Trucking & Leasing	0.0	*
Manufactured Housing	0.0	*
Metal Fabricate/Hardware	0.0	*
Distribution/Wholesale	0.0	*
Electrical Components & Equipment	0.0	*
Gas Utilities	0.0	*
Iron/Steel	0.0	*
Transportation Infrastructure	0.0	*
Home Builders	0.0	*
Food Service	0.0	*
Water	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Energy-Alternate Sources	0.0	*

Environmental Control	0.0	*%
Hand/Machine Tools	0.0	*
Cosmetics/Personal Care	0.0	*
Securities Sold Short
Food Products	(0.0	)*
Road & Rail	(0.0	)*
Household Durables	(0.0	)*
Equity Real Estate Investment Trusts (REITs)	(0.0	)*
Exchange-Traded Fund	(0.0	)*
Automobiles	(0.1)
Household Products	(0.1)

	103.4
Liabilities in excess of other assets	(3.4)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$164,894	*
Credit contracts	Unrealized appreciation on OTC swap agreements	21,388		Unrealized depreciation on OTC swap agreements	9,618
Equity contracts	Due from/to broker — variation margin futures	2,242,598	*	Due from/to broker — variation margin futures	1,078,753	*
Equity contracts	Unaffiliated investments	167,595		—	—
Equity contracts	Unrealized appreciation on OTC swap agreements	418,999		Unrealized depreciation on OTC swap agreements	15,967
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	58,580		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,271,754		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,055,963
Interest rate contracts	Due from/to broker — variation margin futures	3,014,999	*	Due from/to broker — variation margin futures	3,618,549	*

		$7,195,913			$6,943,744

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A372

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$—	$—	$(343,408)
Equity contracts	(2,446)	18	(230,885)	—	(22,791,008)	—	865,620
Foreign exchange contracts	—	—	—	—	3,597,225	4,373,283	—
Interest rate contracts	—	—	6,875	(185)	31,059,445	—	—

Total	$(2,446)	$18	$(224,010)	$(185)	$11,865,662	$4,373,283	$522,212

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Warrants(2)	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(638,431)
Equity contracts	(1,175)	(15,829)	1,791,282	—	1,292,612
Foreign exchange contracts	—	—	(1,776,738)	1,220,418	—
Interest rate contracts	—	—	(5,653,539)	—	—

Total	$(1,175)	$(15,829)	$(5,638,995)	$1,220,418	$654,181

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$30,479	$4,400	$795,578,166	$299,983,033	$68,560,324

Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(4)	Credit Default Swap Agreements— Buy Protection(2)
$178,865,560	$3,051,373	$18,779,638

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)
$74,000	$11,173,324

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The

SEE NOTES TO FINANCIAL STATEMENTS.

A373

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	N/A	$102,054,398	$(102,054,398)	$—
Securities Sold Short	BNP Paribas	(4,851,231)	4,851,231	—

		$97,203,167

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Australia and New Zealand Banking Group Ltd.	$—	$(755,742)	$(755,742)	$—	$(755,742)
Bank of America, N.A.	426,453	(15,967)	410,486	(330,000)	80,486
Barclays Bank PLC	4,588	(1,426)	3,162	—	3,162
Citibank, N.A.	369,379	(309,866)	59,513	—	59,513
Citigroup Global Markets, Inc.	3,446	(3,914)	(468)	—	(468)
Credit Suisse International	6,060	—	6,060	—	6,060
Goldman Sachs International	—	(7,754)	(7,754)	—	(7,754)
Merrill Lynch International	4,419	(1,830)	2,589	—	2,589
Morgan Stanley Capital Services, LLC	—	(1,426)	(1,426)	—	(1,426)
Royal Bank of Scotland PLC	770,782	(644,865)	125,917	—	125,917
State Street Bank & Trust Company	74,954	(132,550)	(57,596)	—	(57,596)
Toronto-Dominion Bank	110,640	(206,208)	(95,568)	—	(95,568)

	$1,770,721	$(2,081,548)	$(310,827)	$(330,000)	$(640,827)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A374

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $102,054,398:
Unaffiliated investments (cost $1,922,134,801)	$2,063,696,294
Affiliated investments (cost $307,549,351)	307,554,988
Foreign currency, at value (cost $485,485)	489,772
Cash	129,776
Receivable for investments sold	34,211,172
Dividends and interest receivable	7,219,391
Due from broker-variation margin futures	6,945,085
Deposit with broker for centrally cleared/exchange-traded derivatives	3,650,000
Tax reclaim receivable	1,528,496
Deposit with broker for securities sold short	1,343,424
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,271,754
Unrealized appreciation on OTC swap agreements	440,387
Unrealized appreciation on OTC cross currency exchange contracts	58,580
Due from broker-variation margin swaps	51,098
Receivable for Portfolio shares sold	5,352
Receivable from affiliate	2,777
Unrealized appreciation on unfunded loan commitments	66
Prepaid expenses and other assets	37,493

Total Assets	2,428,635,905

LIABILITIES
Payable to broker for collateral for securities on loan	104,187,015
Payable for investments purchased	26,625,366
Securities sold short, at value (proceeds received $4,632,644)	4,851,231
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,055,963
Management fee payable	922,566
Payable for Portfolio shares repurchased	652,273
Accrued expenses and other liabilities	570,954
Payable to affiliate	394,810
Distribution fee payable	94,073
Unrealized depreciation on OTC swap agreements	25,585
Dividends payable on securities sold short	21,015
Affiliated transfer agent fee payable	357

Total Liabilities	140,401,208

NET ASSETS	$2,288,234,697

Net assets were comprised of:
Partners’ Equity	$2,288,234,697

Net asset value and redemption price per share, $2,288,234,697 / 110,033,312 outstanding shares of beneficial interest	$20.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $1,706 foreign withholding tax)	$40,145,786
Unaffiliated dividend income (net of $1,215,164 foreign withholding tax, of which $92,007 is reimbursable by an affiliate)	19,418,199
Affiliated dividend income	6,560,694
Income from securities lending, net (including affiliated income of $310,460)	371,080

Total income	66,495,759

EXPENSES
Management fee	18,175,097
Distribution fee	5,613,737
Custodian and accounting fees	890,011
Dividends on securities sold short	292,086
Broker fees and expenses on short sales	117,147
Audit fee	80,109
Trustees’ fees	35,270
Shareholders’ reports	26,673
Legal fees and expenses	19,501
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Miscellaneous	111,734

Total expenses	25,368,372
Less: Fee waiver and/or expense reimbursement	(247,005)

Net expenses	25,121,367

NET INVESTMENT INCOME (LOSS)	41,374,392

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $3,349) (net of foreign capital gains taxes $730)	46,438,006
Futures transactions	11,865,662
Forward and cross currency contract transactions	4,373,283
Options written transactions	(185)
Short sales transactions	(5,448,879)
Swap agreements transactions	522,212
Foreign currency transactions	(581,503)

57,168,596

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $14,502) (net of change in foreign capital gains taxes $115,078)	206,992,281
Futures	(5,638,995)
Forward and cross currency contracts	1,220,418
Short sales	(581,040)
Swap agreements	654,181
Foreign currencies	(201,979)
Unfunded loan commitment	1,890

202,446,756

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	259,615,352

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$300,989,744

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$41,374,392	$42,375,787
Net realized gain (loss) on investment and foreign currency transactions	57,168,596	99,132,171
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	202,446,756	(262,757,890)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	300,989,744	(121,249,932)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [7,389,964 and 2,413,214 shares, respectively]	139,958,909	45,266,426
Portfolio shares repurchased [8,622,402 and 27,213,317 shares, respectively]	(171,174,458)	(507,070,370)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(31,215,549)	(461,803,944)

CAPITAL CONTRIBUTIONS	27,892	467,869

TOTAL INCREASE (DECREASE)	269,802,087	(582,586,007)
NET ASSETS:
Beginning of year	2,018,432,610	2,601,018,617

End of year	$2,288,234,697	$2,018,432,610

SEE NOTES TO FINANCIAL STATEMENTS.

A375

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 88.2%
	Shares	Value
AFFILIATED MUTUAL FUNDS — 14.6%
AST Western Asset Core Plus Bond Portfolio*	4,794,541	$67,411,253
AST Western Asset Emerging Markets Debt Portfolio*	1,115,816	13,635,273

TOTAL AFFILIATED MUTUAL FUNDS (cost $72,269,330)(w)		81,046,526

COMMON STOCKS — 73.3%
Aerospace & Defense — 0.6%
Huntington Ingalls Industries, Inc.	481	120,673
L3Harris Technologies, Inc.	8,012	1,585,334
Lockheed Martin Corp.	2,376	925,167
Northrop Grumman Corp.	2,279	783,908
Textron, Inc.	4,317	192,538

		3,607,620

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.(a)	15,140	1,183,948
Cia de Distribucion Integral Logista Holdings SA (Spain)	36,827	833,261
Expeditors International of Washington, Inc.	6,457	503,775
Royal Mail PLC (United Kingdom)	235,831	706,955

		3,227,939

Airlines — 0.7%
Alaska Air Group, Inc.(a)	15,900	1,077,225
Delta Air Lines, Inc.	32,189	1,882,412
International Consolidated Airlines Group SA (United Kingdom)	70,330	572,215
Southwest Airlines Co.	6,510	351,410

		3,883,262

Auto Components — 0.8%
BorgWarner, Inc.	1,638	71,057
Bridgestone Corp. (Japan)	19,500	724,358
Gentex Corp.	6,579	190,659
Lear Corp.	600	82,320
Nemak SAB de CV (Mexico), 144A	1,413,700	592,920
S&T Motiv Co. Ltd. (South Korea)	25,293	934,163
Sumitomo Rubber Industries Ltd. (Japan)	48,600	592,195
Tupy SA (Brazil)	223,800	1,407,547

		4,595,219

Automobiles — 0.4%
Ford Motor Co.	92,158	857,070
General Motors Co.	5,684	208,034
Harley-Davidson, Inc.(a)	16,828	625,833
Subaru Corp. (Japan)	26,900	665,096

		2,356,033

Banks — 3.7%
Agricultural Bank of China Ltd. (China) (Class H Stock)	212,000	93,319
Aozora Bank Ltd. (Japan)	15,100	399,604
Bank Hapoalim BM (Israel)	107,626	894,342

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Bank Mandiri Persero Tbk PT (Indonesia)	500,000	$275,737
Bank of America Corp.	43,965	1,548,447
Bank of Communications Co. Ltd. (China) (Class H Stock)	315,000	223,823
Bank of Nova Scotia (The) (Canada)	20,000	1,129,722
Bankinter SA (Spain)	91,743	673,867
BCB Bancorp, Inc.	13,533	186,620
Bryn Mawr Bank Corp.	6,772	279,277
Canadian Imperial Bank of Commerce (Canada)	5,400	449,366
Central Pacific Financial Corp.	15,597	461,359
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	1,221,000	732,095
CIT Group, Inc.	2,435	111,109
City Holding Co.	3,628	297,315
Comerica, Inc.	3,530	253,278
Community Trust Bancorp, Inc.	4,893	228,210
CTBC Financial Holding Co. Ltd. (Taiwan)	202,000	151,050
DNB ASA (Norway)	40,100	749,596
Financial Institutions, Inc.	13,685	439,288
First Community Bankshares, Inc.	5,792	179,668
First Financial Corp.	2,355	107,671
First Financial Holding Co. Ltd. (Taiwan)	379,315	299,857
Flushing Financial Corp.	11,400	246,297
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	35,000	195,404
Heritage Commerce Corp.	26,444	339,277
Independent Bank Corp.	20,139	456,148
ING Groep NV (Netherlands)	100,000	1,201,616
Investors Bancorp, Inc.	13,950	166,214
JPMorgan Chase & Co.	4,201	585,619
Lloyds Banking Group PLC (United Kingdom)	1,200,000	996,195
M&T Bank Corp.	2,246	381,259
Midland States Bancorp, Inc.	8,897	257,657
National Bank of Pakistan (Pakistan)*	164,500	46,160
Peoples Bancorp, Inc.	11,758	407,532
Sandy Spring Bancorp, Inc.	12,950	490,546
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	95,000	893,743
Sterling Bancorp	7,583	159,850
Thanachart Capital PCL (Thailand), NVDR	113,000	201,753
Tisco Financial Group PCL (Thailand), NVDR	85,600	283,582
Washington Trust Bancorp, Inc.	7,273	391,215
Wells Fargo & Co.	50,656	2,725,293
Zions Bancorp NA	3,012	156,383

		20,746,363

Beverages — 0.4%
Brown-Forman Corp. (Class B Stock)(a)	6,355	429,598
Coca-Cola Co. (The)	14,321	792,668
PepsiCo, Inc.	5,793	791,729

SEE NOTES TO FINANCIAL STATEMENTS.

A376

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Beverages (continued)
Suntory Beverage & Food Ltd. (Japan)	8,800	$366,577

		2,380,572

Biotechnology — 2.4%
AbbVie, Inc.	18,400	1,629,136
Agios Pharmaceuticals, Inc.*	790	37,722
Alkermes PLC*	1,646	33,578
Amgen, Inc.	23,094	5,567,271
Biogen, Inc.*	9,178	2,723,388
Gilead Sciences, Inc.	15,000	974,700
ImmunoGen, Inc.*	21,853	111,560
Ionis Pharmaceuticals, Inc.*	10,373	626,633
Ultragenyx Pharmaceutical, Inc.*	5,650	241,311
Vertex Pharmaceuticals, Inc.*	6,145	1,345,448
Voyager Therapeutics, Inc.*	14,325	199,834

		13,490,581

Building Products — 0.2%
A.O. Smith Corp.	488	23,248
Johnson Controls International PLC	15,178	617,897
Masonite International Corp.*	5,000	361,050

		1,002,195

Capital Markets — 1.3%
Ameriprise Financial, Inc.	2,071	344,987
BlackRock, Inc.	457	229,734
Cboe Global Markets, Inc.	9,600	1,152,000
CI Financial Corp. (Canada)	34,600	578,465
Cohen & Steers, Inc.	2,278	142,967
E*TRADE Financial Corp.	5,702	258,700
Eaton Vance Corp.	1,227	57,289
Flow Traders (Netherlands), 144A	33,161	801,591
Franklin Resources, Inc.	7,176	186,432
IG Group Holdings PLC (United Kingdom)	70,423	648,783
Lazard Ltd. (Class A Stock)	342	13,666
LPL Financial Holdings, Inc.	2,496	230,256
Moscow Exchange MICEX-RTS PJSC (Russia)	400,000	693,843
Raymond James Financial, Inc.	1,336	119,519
T. Rowe Price Group, Inc.	2,260	275,358
UBS Group AG (Switzerland)*	100,000	1,262,666

		6,996,256

Chemicals — 1.0%
Advanced Emissions Solutions, Inc.(a)	52,400	550,200
Celanese Corp.	3,998	492,234
FMC Corp.	1,003	100,119
Formosa Chemicals & Fibre Corp. (Taiwan)	210,000	613,313
Formosa Plastics Corp. (Taiwan)	228,000	758,738
Grand Pacific Petrochemical (Taiwan)*	165,000	102,614
Innophos Holdings, Inc.	8,898	284,558
LyondellBasell Industries NV (Class A Stock)	6,179	583,792
PhosAgro PJSC (Russia), GDR	19,055	242,873
PPG Industries, Inc.	5,149	687,340

COMMON STOCKS (continued)	Shares	Value
Chemicals (continued)
Taiwan Styrene Monomer (Taiwan)	1,500,000	$1,046,622

		5,462,403

Commercial Services & Supplies — 0.9%
Biffa PLC (United Kingdom), 144A	127,141	461,737
Ennis, Inc.	15,836	342,849
Herman Miller, Inc.	9,895	412,127
KAR Auction Services, Inc.(a)	15,700	342,103
Knoll, Inc.	11,775	297,437
Matthews International Corp. (Class A Stock)(a)	12,700	484,759
McGrath RentCorp	7,862	601,758
Republic Services, Inc.	9,611	861,434
Transcontinental, Inc. (Canada) (Class A Stock)	35,100	428,968
Waste Management, Inc.	6,399	729,230

		4,962,402

Communications Equipment — 1.0%
Cisco Systems, Inc.	61,496	2,949,348
InterDigital, Inc.	6,100	332,389
Juniper Networks, Inc.	37,700	928,551
Motorola Solutions, Inc.	6,829	1,100,425

		5,310,713

Construction & Engineering — 0.7%
China Communications Services Corp. Ltd. (China) (Class H Stock)	300,000	219,306
China Railway Group Ltd. (China) (Class H Stock)	1,281,000	791,571
CTCI Corp. (Taiwan)	58,000	73,728
HOCHTIEF AG (Germany)	7,000	901,638
Obayashi Corp. (Japan)	53,700	597,232
Primoris Services Corp.	15,739	350,035
Sinopec Engineering Group Co. Ltd. (China) (Class H Stock)	200,000	119,773
Taisei Corp. (Japan)	14,300	594,017

		3,647,300

Construction Materials — 0.1%
Asia Cement Corp. (Taiwan)	179,000	286,576
China National Building Material Co. Ltd. (China) (Class H Stock)	280,000	313,440
Taiwan Cement Corp. (Taiwan)	134,084	195,757

		795,773

Consumer Finance — 0.3%
Discover Financial Services	10,426	884,333
Santander Consumer USA Holdings, Inc.	1,112	25,988
Synchrony Financial	21,339	768,417

		1,678,738

Containers & Packaging — 0.2%
Amcor PLC(a)	47,781	517,946
Silgan Holdings, Inc.	16,814	522,579

SEE NOTES TO FINANCIAL STATEMENTS.

A377

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Containers & Packaging (continued)
Taiwan Hon Chuan Enterprise Co. Ltd. (Taiwan)	136,000	$281,433

		1,321,958

Distributors — 0.1%
Core-Mark Holding Co., Inc.	12,600	342,594
Genuine Parts Co.	2,069	219,790

		562,384

Diversified Consumer Services — 0.2%
H&R Block, Inc.(a)	38,917	913,771
YDUQS Part (Brazil)	25,000	295,200

		1,208,971

Diversified Financial Services — 0.1%
Far East Horizon Ltd. (China)	290,000	272,117
REC Ltd. (India)	115,000	230,706

		502,823

Diversified Telecommunication Services — 2.5%
AT&T, Inc.	37,999	1,485,001
BCE, Inc. (Canada)(a)	20,147	933,382
CenturyLink, Inc.(a)	9,450	124,835
China Telecom Corp. Ltd. (China) (Class H Stock)	552,000	227,391
China Unicom Hong Kong Ltd. (China)	220,000	207,609
CITIC Telecom International Holdings Ltd. (China)	3,324,000	1,214,772
Deutsche Telekom AG (Germany)	92,240	1,506,817
GCI Liberty, Inc. (Class A Stock)*	1,063	75,314
HKT Trust & HKT Ltd. (Hong Kong)	526,000	741,849
KT Corp. (South Korea)	1,380	32,168
KT Corp. (South Korea), ADR	79,741	924,996
LG Uplus Corp. (South Korea)	106,803	1,309,649
Magyar Telekom Telecommunications PLC (Hungary)	163,570	247,087
Nippon Telegraph & Telephone Corp. (Japan)	59,200	1,502,961
PCCW Ltd. (Hong Kong)	1,204,000	712,670
Rostelecom PJSC (Russia)	62,085	78,590
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	900,000	256,696
Verizon Communications, Inc.	37,357	2,293,720

		13,875,507

Electric Utilities — 2.0%
ALLETE, Inc.	5,084	412,668
American Electric Power Co., Inc.	5,872	554,963
CLP Holdings Ltd. (Hong Kong)	52,000	546,091
Duke Energy Corp.(a)	10,375	946,304
El Paso Electric Co.	6,887	467,558
Endesa SA (Spain)	37,357	998,133
Exelon Corp.	2,329	106,179
IDACORP, Inc.	4,531	483,911
Manila Electric Co. (Philippines)	30,000	187,769
NextEra Energy, Inc.	1,201	290,834
OGE Energy Corp.	5,200	231,244
Pinnacle West Capital Corp.	13,100	1,178,083

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
PNM Resources, Inc.	11,338	$574,950
Portland General Electric Co.	26,457	1,476,036
Power Grid Corp. of India Ltd. (India)	96,263	256,864
Red Electrica Corp. SA (Spain)	37,489	754,928
Southern Co. (The)	19,577	1,247,055
Tenaga Nasional Bhd (Malaysia)	8,300	26,908
Xcel Energy, Inc.	10,000	634,900

		11,375,378

Electrical Equipment — 0.1%
Chicony Power Technology Co. Ltd. (Taiwan)	52,601	110,399
Powell Industries, Inc.	3,369	165,047
Rockwell Automation, Inc.	1,519	307,856

		583,302

Electronic Equipment, Instruments & Components — 0.8%
AVX Corp.	14,389	294,543
CDW Corp.	2,199	314,105
Dolby Laboratories, Inc. (Class A Stock)	6,561	451,397
Foxconn Technology Co. Ltd. (Taiwan)	12,231	27,042
Jabil, Inc.	16,000	661,280
Nippon Electric Glass Co. Ltd. (Japan)	22,200	492,875
TE Connectivity Ltd.	12,891	1,235,473
Tripod Technology Corp. (Taiwan)	66,000	277,415
Yageo Corp. (Taiwan)	7,443	108,904
Zhen Ding Technology Holding Ltd. (Taiwan)	75,000	358,783

		4,221,817

Energy Equipment & Services — 0.1%
Core Laboratories NV(a)	5,764	217,130
National Oilwell Varco, Inc.	9,519	238,451

		455,581

Entertainment — 0.4%
Electronic Arts, Inc.*	954	102,565
Liberty Media Corp.-Liberty Formula One (Class A Stock)*	1,092	47,808
Liberty Media Corp.-Liberty Formula One (Class C Stock)*	1,421	65,316
Lions Gate Entertainment Corp. (Class B Stock)*	2,160	21,449
Madison Square Garden Co. (The) (Class A Stock)*	1,725	507,478
Major Cineplex Group PCL (Thailand), NVDR	1,549,300	1,300,713
World Wrestling Entertainment, Inc. (Class A Stock)	1,612	104,570

		2,149,899

Equity Real Estate Investment Trusts (REITs) — 4.5%
AEON REIT Investment Corp. (Japan)	1,000	1,368,002
Alexander’s, Inc.	1,700	561,595
Concentradora Fibra Danhos SA de CV (Mexico)	921,500	1,398,760
CorEnergy Infrastructure Trust, Inc.(a)	10,000	447,100

SEE NOTES TO FINANCIAL STATEMENTS.

A378

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
CubeSmart	26,874	$845,994
Empiric Student Property PLC (United Kingdom)	726,148	939,579
Extra Space Storage, Inc.	10,600	1,119,572
Fibra Uno Administracion SA de CV (Mexico)	160,000	247,775
First Real Estate Investment Trust (Singapore)	1,000,000	740,495
Four Corners Property Trust, Inc.	20,600	580,714
Ichigo Office REIT Investment (Japan)	1,192	1,237,410
Industrial Logistics Properties Trust	24,465	548,505
Japan Retail Fund Investment Corp. (Japan)	441	946,817
Kenedix Retail REIT Corp. (Japan)	406	1,033,062
KLCCP Stapled Group (Malaysia)	114,400	221,243
Klepierre SA (France)	23,255	883,467
Life Storage, Inc.	13,700	1,483,436
LTC Properties, Inc.	6,342	283,931
Macquarie Mexico Real Estate Management SA de CV (Mexico)	1,130,000	1,477,382
MGM Growth Properties LLC (Class A Stock)(a)	14,000	433,580
National Health Investors, Inc.	6,082	495,561
New Senior Investment Group, Inc.	68,800	526,320
Omega Healthcare Investors, Inc.	6,443	272,861
Premier Investment Corp. (Japan)	820	1,159,391
PS Business Parks, Inc.	1,000	164,870
Public Storage	5,700	1,213,872
RPT Realty	17,798	267,682
Simon Property Group, Inc.	5,200	774,592
Slate Retail REIT (Canada)	115,000	1,162,797
Tanger Factory Outlet Centers, Inc.(a)	8,464	124,675
Ventas, Inc.	4,151	239,679
Welltower, Inc.	4,053	331,454
WPT Industrial Real Estate Investment Trust (Canada)	83,100	1,153,428
Xenia Hotels & Resorts, Inc.(a)	16,724	361,406

		25,047,007

Food & Staples Retailing — 1.4%
Casey’s General Stores, Inc.	1,292	205,415
Empire Co. Ltd. (Canada) (Class A Stock)	54,176	1,270,803
George Weston Ltd. (Canada)	9,300	737,812
GS Retail Co. Ltd. (South Korea)	39,704	1,344,985
Koninklijke Ahold Delhaize NV (Netherlands)	50,126	1,252,955
Lawson, Inc. (Japan)	12,300	698,029
Magnit PJSC (Russia), GDR	18,000	216,976
Seven & i Holdings Co. Ltd. (Japan)	17,700	649,167
SpartanNash Co.	2,968	42,264
Sysco Corp.	5,652	483,472
Walmart, Inc.	6,111	726,231

		7,628,109

Food Products — 2.6%
B&G Foods, Inc.(a)	27,329	490,009
Binggrae Co. Ltd. (South Korea)	3,776	182,773

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Bunge Ltd.	5,000	$287,750
Dali Foods Group Co. Ltd. (China), 144A	2,071,000	1,537,302
Flowers Foods, Inc.(a)	46,100	1,002,214
Fresh Del Monte Produce, Inc.	13,100	458,238
General Mills, Inc.	4,321	231,433
GFPT PCL (Thailand), NVDR	2,383,100	978,775
Hershey Co. (The)	7,143	1,049,878
High Liner Foods, Inc. (Canada)	180,000	1,140,811
Indofood Sukses Makmur Tbk PT (Indonesia)	221,500	126,143
Ingredion, Inc.	5,382	500,257
J.M. Smucker Co. (The)(a)	7,655	797,115
JBS SA	51,900	332,866
Mondelez International, Inc. (Class A Stock)	6,264	345,021
Nestle SA (Switzerland)	9,452	1,023,211
Tate & Lyle PLC (United Kingdom)	102,093	1,029,794
Thai Vegetable Oil PCL (Thailand), NVDR	274,500	252,262
Tyson Foods, Inc. (Class A Stock)	14,200	1,292,768
Uni-President China Holdings Ltd. (China)	226,000	237,522
Uni-President Enterprises Corp. (Taiwan)	414,720	1,026,318

		14,322,460

Gas Utilities — 0.4%
Enagas SA (Spain)	40,235	1,026,495
Kunlun Energy Co. Ltd. (China)	176,000	155,709
ONE Gas, Inc.	2,134	199,679
Spire, Inc.	5,600	466,536
Suburban Propane Partners LP, MLP	19,600	428,260

		2,276,679

Health Care Equipment & Supplies — 1.1%
Ansell Ltd. (Australia)	65,000	1,325,139
Baxter International, Inc.	19,257	1,610,270
LeMaitre Vascular, Inc.(a)	7,188	258,409
Medtronic PLC	16,726	1,897,565
ResMed, Inc.	5,782	896,037

		5,987,420

Health Care Providers & Services — 2.1%
AmerisourceBergen Corp.	5,685	483,339
Anthem, Inc.	2,619	791,017
Bangkok Dusit Medical Services PCL (Thailand), NVDR	1,424,400	1,235,369
Cardinal Health, Inc.	6,123	309,701
Chemed Corp.	1,260	553,468
CVS Health Corp.	13,289	987,240
Encompass Health Corp.	6,998	484,751
Humana, Inc.	2,183	800,113
McKesson Corp.	4,000	553,280
Miraca Holdings, Inc. (Japan)	14,800	362,975
Molina Healthcare, Inc.*	496	67,302
Patterson Cos., Inc.(a)	18,000	368,640
Quest Diagnostics, Inc.	6,276	670,214

SEE NOTES TO FINANCIAL STATEMENTS.

A379

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
Sinopharm Group Co. Ltd. (China) (Class H Stock)	33,800	$123,628
UnitedHealth Group, Inc.	13,833	4,066,625

		11,857,662

Health Care Technology — 0.1%
Computer Programs & Systems, Inc.	11,634	307,138

Hotels, Restaurants & Leisure — 1.4%
Bloomin’ Brands, Inc.	23,300	514,231
Brinker International, Inc.(a)	30,106	1,264,452
Cheesecake Factory, Inc. (The)(a)	12,598	489,558
Churchill Downs, Inc.	175	24,010
Cracker Barrel Old Country Store, Inc.(a)	8,738	1,343,380
Darden Restaurants, Inc.(a)	6,960	758,710
Jack in the Box, Inc.	6,903	538,641
Marriott International, Inc. (Class A Stock)	4,867	737,010
McDonald’s Corp.	1,400	276,654
MK Restaurants Group PCL (Thailand), NVDR	69,000	162,301
Norwegian Cruise Line Holdings Ltd.*	693	40,478
OPAP SA (Greece)	24,034	312,145
Ruth’s Hospitality Group, Inc.	13,455	292,848
Starbucks Corp.	12,200	1,072,624
Texas Roadhouse, Inc.	1,804	101,601

		7,928,643

Household Durables — 0.7%
Ethan Allen Interiors, Inc.(a)	21,528	410,324
La-Z-Boy, Inc.	12,234	385,127
PulteGroup, Inc.	33,600	1,303,680
Sekisui House Ltd. (Japan)	41,600	890,481
Taylor Wimpey PLC (United Kingdom)	356,161	917,671
Toll Brothers, Inc.	1,673	66,100

		3,973,383

Household Products — 0.6%
Church & Dwight Co., Inc.	12,462	876,577
Kimberly-Clark Corp.	2,191	301,372
Kimberly-Clark de Mexico SAB de CV (Mexico) (Class A Stock)*	305,100	607,215
Procter & Gamble Co. (The)	12,432	1,552,757

		3,337,921

Independent Power & Renewable Electricity Producers — 0.5%
Aboitiz Power Corp. (Philippines)	361,900	244,539
AES Corp.	2,804	55,801
AES Gener SA (Chile)	3,676,568	796,969
CGN Power Co. Ltd. (China) (Class H Stock), 144A	898,000	239,831
China Resources Power Holdings Co. Ltd. (China)	108,000	151,865
Clearway Energy, Inc. (Class A Stock)	2,610	49,903
Colbun SA (Chile)	1,217,468	194,290
Pattern Energy Group, Inc. (Class A Stock)	13,391	358,276

COMMON STOCKS (continued)	Shares	Value
Independent Power & Renewable Electricity Producers (continued)
TerraForm Power, Inc. (Class A Stock)	36,000	$554,040

		2,645,514

Industrial Conglomerates — 0.5%
Alfa SAB de CV (Mexico) (Class A Stock)	1,141,786	945,676
Carlisle Cos., Inc.	184	29,779
CITIC Ltd. (China)	230,000	307,478
Honeywell International, Inc.	4,519	799,863
Jardine Matheson Holdings Ltd. (Hong Kong)	10,439	580,115
LG Corp. (South Korea)	480	30,585

		2,693,496

Insurance — 3.6%
Admiral Group PLC (United Kingdom)	12,974	396,776
Allianz SE (Germany)	6,000	1,470,520
Allstate Corp. (The)	6,046	679,873
American Financial Group, Inc.	6,215	681,475
Argo Group International Holdings Ltd.	1,800	118,350
AXA SA (France)	18,310	515,919
Axis Capital Holdings Ltd.	18,910	1,124,010
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	28,800	113,578
CNO Financial Group, Inc.	14,534	263,501
Direct Line Insurance Group PLC (United Kingdom)	187,655	777,986
Employers Holdings, Inc.	11,700	488,475
Everest Re Group Ltd.	4,447	1,231,108
First American Financial Corp.	6,971	406,549
Hannover Rueck SE (Germany)	3,752	726,029
Hanover Insurance Group, Inc. (The)	8,400	1,148,028
Hartford Financial Services Group, Inc. (The)	12,365	751,421
Horace Mann Educators Corp.	8,754	382,200
IRB Brasil Resseguros SA (Brazil)	30,000	290,477
James River Group Holdings Ltd.	7,049	290,489
Korean Reinsurance Co. (South Korea)	10,935	86,030
Liberty Holdings Ltd. (South Africa)	17,000	134,072
Mercury General Corp.	30,496	1,486,070
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	5,200	1,533,962
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	200,000	241,612
Power Financial Corp. (Canada)	45,000	1,210,812
RenaissanceRe Holdings Ltd. (Bermuda)	2,343	459,275
Safety Insurance Group, Inc.	3,597	332,830
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	1,176	246,477
Stewart Information Services Corp.	13,100	534,349
Swiss Re AG (Switzerland)	7,646	858,562
Talanx AG (Germany)	20,138	996,268

		19,977,083

Interactive Media & Services — 0.3%
Facebook, Inc. (Class A Stock)*	1,082	222,081

SEE NOTES TO FINANCIAL STATEMENTS.

A380

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Interactive Media & Services (continued)
Twitter, Inc.*	44,030	$1,411,161

		1,633,242

Internet & Direct Marketing Retail — 0.6%
Booking Holdings, Inc.*	712	1,462,256
eBay, Inc.	28,144	1,016,280
PetMed Express, Inc.(a)	24,842	584,284
Qurate Retail, Inc., Series A*	12,522	105,560

		3,168,380

IT Services — 1.2%
Amdocs Ltd.	15,909	1,148,471
Booz Allen Hamilton Holding Corp.	4,691	333,671
CSG Systems International, Inc.(a)	6,500	336,570
EVERTEC, Inc. (Puerto Rico)	16,033	545,763
Hackett Group, Inc. (The)	23,071	372,366
Infosys Ltd. (India), ADR	11,000	113,520
International Business Machines Corp.	10,809	1,448,838
Sabre Corp.	48,700	1,092,828
Science Applications International Corp.	1,478	128,615
Western Union Co. (The)	45,900	1,229,202
Wipro Ltd. (India), ADR	11,405	42,769

		6,792,613

Leisure Products — 0.1%
Sturm Ruger & Co., Inc.(a)	6,815	320,509

Machinery — 1.1%
AGCO Corp.	268	20,703
Allison Transmission Holdings, Inc.	2,237	108,092
Caterpillar, Inc.	7,780	1,148,951
Cummins, Inc.	6,378	1,141,407
Douglas Dynamics, Inc.	8,912	490,160
Dover Corp.	1,935	223,028
Hyster-Yale Materials Handling, Inc.(a)	5,000	294,800
Illinois Tool Works, Inc.	6,637	1,192,204
Lincoln Electric Holdings, Inc.	970	93,828
Oshkosh Corp.	502	47,514
PACCAR, Inc.	1,049	82,976
Parker-Hannifin Corp.	1,538	316,551
Pentair PLC	11,846	543,376
Snap-on, Inc.	915	155,001

		5,858,591

Media — 2.0%
AMC Networks, Inc. (Class A Stock)*(a)	17,689	698,714
Astro Malaysia Holdings Bhd (Malaysia)	2,667,700	827,828
Comcast Corp. (Class A Stock)	72,814	3,274,446
Discovery, Inc. (Class A Stock)*(a)	34,720	1,136,733
Discovery, Inc. (Class C Stock)*	9,887	301,455
Eutelsat Communications SA (France)	35,998	585,545
Gannett Co., Inc.(a)	19,853	126,662
Interpublic Group of Cos., Inc. (The)	35,100	810,810
KT Skylife Co. Ltd. (South Korea)	24,000	180,828
Liberty Broadband Corp. (Class A Stock)*	1,257	156,572

COMMON STOCKS (continued)	Shares	Value
Media (continued)
Liberty Broadband Corp. (Class C Stock)*	2,418	$304,063
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	3,443	166,435
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	6,063	291,873
MSG Networks, Inc. (Class A Stock)*(a)	8,343	145,168
National CineMedia, Inc.	2,764	20,150
Omnicom Group, Inc.	17,958	1,454,957
SES SA (Luxembourg)	42,907	601,452
ViacomCBS, Inc. (Class B Stock)	1,296	54,393

		11,138,084

Metals & Mining — 0.9%
China Steel Corp. (Taiwan)	323,000	257,330
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	13,471	20,493
Freeport-McMoRan, Inc.	34,610	454,083
Harmony Gold Mining Co. Ltd. (South Africa), ADR*(a)	344,800	1,251,624
Kaiser Aluminum Corp.	3,357	372,258
Nucor Corp.	16,193	911,342
POSCO (South Korea)	517	105,056
Reliance Steel & Aluminum Co.	527	63,114
Royal Gold, Inc.	8,000	978,000
Schnitzer Steel Industries, Inc. (Class A Stock)	4,988	108,140
Severstal PJSC (Russia), GDR(a)	10,347	157,013
Southern Copper Corp. (Peru)	5,475	232,578
Warrior Met Coal, Inc.	15,600	329,628

		5,240,659

Mortgage Real Estate Investment Trusts (REITs) — 1.3%
Annaly Capital Management, Inc.	80,268	756,124
Anworth Mortgage Asset Corp.	159,309	560,768
Apollo Commercial Real Estate Finance, Inc.	16,996	310,857
Arbor Realty Trust, Inc.(a)	35,446	508,650
Ares Commercial Real Estate Corp.(a)	29,400	465,696
Blackstone Mortgage Trust, Inc. (Class A Stock)(a)	12,800	476,416
Cherry Hill Mortgage Investment Corp.	20,600	300,554
Chimera Investment Corp.(a)	46,432	954,642
Granite Point Mortgage Trust, Inc.	24,300	446,634
Invesco Mortgage Capital, Inc.	28,000	466,200
New Residential Investment Corp.	15,043	242,343
Redwood Trust, Inc.(a)	35,200	582,208
Starwood Property Trust, Inc.	33,800	840,268
Two Harbors Investment Corp.	15,805	231,069

		7,142,429

Multiline Retail — 0.7%
Canadian Tire Corp. Ltd. (Canada) (Class A Stock)	3,933	423,269
Kohl’s Corp.(a)	20,384	1,038,565
Macy’s, Inc.(a)	39,370	669,290
Nordstrom, Inc.(a)	10,000	409,300

SEE NOTES TO FINANCIAL STATEMENTS.

A381

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Multiline Retail (continued)
Target Corp.	10,042	$1,287,485

		3,827,909

Multi-Utilities — 0.7%
Avista Corp.	7,496	360,483
Black Hills Corp.	6,600	518,364
Canadian Utilities Ltd. (Canada) (Class A Stock)	18,800	567,091
Consolidated Edison, Inc.	9,306	841,914
Dominion Energy, Inc.	14,812	1,226,730
NorthWestern Corp.	7,708	552,432

		4,067,014

Oil, Gas & Consumable Fuels — 2.2%
Alliance Resource Partners LP, MLP	18,447	199,597
Arch Coal, Inc. (Class A Stock)(a)	5,000	358,700
BP PLC (United Kingdom)	180,844	1,134,093
Caltex Australia Ltd. (Australia)	18,832	449,695
Chevron Corp.	3,333	401,660
China Petroleum & Chemical Corp. (China) (Class H Stock)	1,234,000	744,195
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	288,276	602,190
ConocoPhillips	4,837	314,550
CVR Energy, Inc.(a)	6,602	266,919
Delek US Holdings, Inc.(a)	12,870	431,531
DHT Holdings, Inc.(a)	109,700	908,316
Enbridge, Inc. (Canada)	7,332	291,594
Encana Corp. (Canada)	34,863	163,507
Exxon Mobil Corp.	5,802	404,864
Gazprom PJSC (Russia), ADR	47,676	394,614
HollyFrontier Corp.	5,196	263,489
Indo Tambangraya Megah Tbk PT (Indonesia)	74,300	61,295
Itochu Enex Co. Ltd. (Japan)	93,300	786,730
JXTG Holdings, Inc. (Japan)	99,700	453,305
Motor Oil Hellas Corinth Refineries SA (Greece)	5,749	133,017
Occidental Petroleum Corp.	11,622	478,943
Oil & Natural Gas Corp. Ltd. (India)	149,421	270,302
PetroChina Co. Ltd. (China) (Class H Stock)	300,000	151,372
Phillips 66	1,591	177,253
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	24,406	724,461
Semirara Mining & Power Corp. (Philippines)	508,220	221,194
Star Petroleum Refining PCL (Thailand), NVDR	406,100	144,947
TC PipeLines LP, MLP	25,968	1,098,446
Tupras Turkiye Petrol Rafinerileri A/S (Turkey)	3,699	79,001

		12,109,780

Paper & Forest Products — 0.1%
Hansol Paper Co. Ltd. (South Korea)	18,697	233,303
Schweitzer-Mauduit International, Inc.	4,067	170,773

		404,076

COMMON STOCKS (continued)	Shares	Value
Personal Products — 0.3%
Chlitina Holding Ltd. (China)	23,000	$183,198
Hengan International Group Co. Ltd. (China)	31,500	224,552
Unilever NV (United Kingdom)	20,000	1,151,717

		1,559,467

Pharmaceuticals — 4.5%
Allergan PLC	10,861	2,076,297
Bausch Health Cos., Inc.*	7,713	230,773
Bristol-Myers Squibb Co.	24,401	1,566,300
China Medical System Holdings Ltd. (China)	1,141,000	1,643,067
China Shineway Pharmaceutical Group Ltd. (China)	150,000	142,166
Consun Pharmaceutical Group Ltd. (China)	233,000	138,860
Dr. Reddy’s Laboratories Ltd. (India), ADR	5,622	228,141
Eli Lilly & Co.	9,697	1,274,477
GlaxoSmithKline PLC (United Kingdom)	31,047	732,335
H. Lundbeck A/S (Denmark)	26,782	1,022,790
Hypera SA (Brazil)	28,500	252,856
Jazz Pharmaceuticals PLC*	19	2,836
Johnson & Johnson	25,089	3,659,732
Merck & Co., Inc.	10,866	988,263
Novartis AG (Switzerland)	16,000	1,517,687
Novo Nordisk A/S (Denmark) (Class B Stock)	25,000	1,451,606
Pfizer, Inc.	72,997	2,860,023
Phibro Animal Health Corp. (Class A Stock)	11,600	288,028
Roche Holding AG (Switzerland)	8,514	2,762,800
Sanofi (France)	16,571	1,667,711
Shionogi & Co. Ltd. (Japan)	8,500	525,912

		25,032,660

Professional Services — 0.7%
Barrett Business Services, Inc.	6,900	624,174
CRA International, Inc.	10,726	584,245
Forrester Research, Inc.*	9,071	378,261
Insperity, Inc.	4,471	384,685
ManpowerGroup, Inc.	822	79,816
Resources Connection, Inc.	21,311	348,008
Robert Half International, Inc.	2,391	150,992
Thomson Reuters Corp. (Canada)(a)	16,000	1,145,600

		3,695,781

Real Estate Management & Development — 0.6%
China Overseas Land & Investment Ltd. (China)	19,491	75,958
China Vanke Co. Ltd. (China) (Class H Stock)	160,500	684,790
Corp Inmobiliaria Vesta SAB de CV (Mexico)	160,900	290,356
Daito Trust Construction Co. Ltd. (Japan)	4,500	554,863
Deutsche EuroShop AG (Germany)	36,130	1,074,154

SEE NOTES TO FINANCIAL STATEMENTS.

A382

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
Hysan Development Co. Ltd. (Hong Kong)	130,000	$511,292
K Wah International Holdings Ltd. (Hong Kong)	124,000	69,357
Pruksa Holding PCL (Thailand), NVDR	72,600	35,870
Quality Houses PCL (Thailand), NVDR	2,387,100	203,851

		3,500,491

Road & Rail — 0.7%
CSX Corp.	9,642	697,695
Globaltrans Investment PLC (Russia), GDR	20,000	177,396
Nobina AB (Sweden), 144A	150,000	1,034,243
Norfolk Southern Corp.	3,174	616,169
Union Pacific Corp.	7,264	1,313,258

		3,838,761

Semiconductors & Semiconductor Equipment — 2.7%
Broadcom, Inc.	9,873	3,120,065
Cree, Inc.*	28,497	1,315,137
Intel Corp.	54,270	3,248,059
Lam Research Corp.	1,255	366,962
Maxim Integrated Products, Inc.	12,517	769,921
Novatek Microelectronics Corp. (Taiwan)	211,000	1,544,644
Powertech Technology, Inc. (Taiwan)	60,000	200,617
Sitronix Technology Corp. (Taiwan)	52,000	291,524
Skyworks Solutions, Inc.	515	62,253
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	90,000	999,168
Teradyne, Inc.	2,477	168,907
Texas Instruments, Inc.	12,754	1,636,211
United Microelectronics Corp. (Taiwan)	1,941,000	1,066,635
Xperi Corp.	19,525	361,212

		15,151,315

Software — 2.1%
Autodesk, Inc.*	10,690	1,961,188
CDK Global, Inc.	8,000	437,440
Cerence, Inc.*	10,891	246,463
Citrix Systems, Inc.	10,769	1,194,282
FireEye, Inc.*	26,390	436,227
j2 Global, Inc.(a)	1,013	94,928
Microsoft Corp.	10,000	1,577,000
Nuance Communications, Inc.*	44,323	790,279
Open Text Corp. (Canada)	26,100	1,150,227
Oracle Corp.	33,490	1,774,300
Progress Software Corp.	12,000	498,600
Software AG (Germany)	33,000	1,152,036
TiVo Corp.	40,400	342,592
VMware, Inc. (Class A Stock)*	630	95,628

		11,751,190

Specialty Retail — 1.8%
Aaron’s, Inc.	9,406	537,177
American Eagle Outfitters, Inc.(a)	17,698	260,160
Bermaz Auto Bhd (Malaysia)	2,000,000	1,027,690
Best Buy Co., Inc.	18,520	1,626,056

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (continued)
Chico’s FAS, Inc.	8,673	$33,044
DCM Holdings Co. Ltd. (Japan)	70,600	688,093
Dufry AG (Switzerland)*	8,000	794,195
Foot Locker, Inc.(a)	13,105	510,964
Gap, Inc. (The)(a)	20,300	358,904
Lithia Motors, Inc. (Class A Stock)	3,800	558,600
O’Reilly Automotive, Inc.*	1,082	474,197
Petrobras Distribuidora SA (Brazil)	35,000	261,628
Rent-A-Center, Inc.	20,214	582,972
Ross Stores, Inc.	1,900	221,198
Shoe Carnival, Inc.	4,050	150,984
TJX Cos., Inc. (The)	16,554	1,010,787
Tractor Supply Co.	1,150	107,456
USS Co. Ltd. (Japan)	13,309	251,348
Williams-Sonoma, Inc.(a)	5,916	434,471

		9,889,924

Technology Hardware, Storage & Peripherals — 2.2%
Apple, Inc.	13,601	3,993,934
Inventec Corp. (Taiwan)	212,000	161,795
Lite-On Technology Corp. (Taiwan)	832,000	1,368,383
Quadient (France)	7,455	180,387
Samsung Electronics Co. Ltd. (South Korea)	57,677	2,775,920
Seagate Technology PLC	36,813	2,190,374
Western Digital Corp.	27,471	1,743,584
Xerox Holdings Corp.	1,277	47,083

		12,461,460

Textiles, Apparel & Luxury Goods — 0.8%
Carter’s, Inc.	923	100,921
Columbia Sportswear Co.	4,649	465,783
Culp, Inc.	2,406	32,770
Deckers Outdoor Corp.*	204	34,447
Formosa Taffeta Co. Ltd. (Taiwan)	175,000	199,734
MC Group PCL (Thailand), NVDR	268,300	65,779
Movado Group, Inc.(a)	12,609	274,120
Oxford Industries, Inc.(a)	5,671	427,707
Pandora A/S (Denmark)	18,000	783,893
Ralph Lauren Corp.	5,116	599,697
Stella International Holdings Ltd. (Hong Kong)	650,000	1,044,034
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	139,100	411,708

		4,440,593

Thrifts & Mortgage Finance — 0.6%
Deutsche Pfandbriefbank AG (Germany), 144A	75,000	1,231,825
Federal Agricultural Mortgage Corp. (Class C Stock)	6,300	526,050
FS Bancorp, Inc.	4,600	293,434
Northwest Bancshares, Inc.	34,600	575,398
OneSavings Bank PLC (United Kingdom)	100,000	575,181
Waterstone Financial, Inc.	19,800	376,794

		3,578,682

SEE NOTES TO FINANCIAL STATEMENTS.

A383

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Tobacco — 1.5%
Altria Group, Inc.	30,500	$1,522,255
British American Tobacco PLC (United Kingdom)	40,000	1,714,240
Gudang Garam Tbk PT (Indonesia)	36,200	137,989
Imperial Brands PLC (United Kingdom)	34,600	861,787
Japan Tobacco, Inc. (Japan)	24,600	548,267
KT&G Corp. (South Korea)	16,064	1,300,854
Philip Morris International, Inc.	9,700	825,373
Scandinavian Tobacco Group A/S (Denmark), 144A	85,000	1,038,031
Vector Group Ltd.	8,902	119,198

		8,067,994

Trading Companies & Distributors — 0.7%
Applied Industrial Technologies, Inc.	5,756	383,868
HD Supply Holdings, Inc.*	2,375	95,523
Marubeni Corp. (Japan)	80,900	597,469
Mitsui & Co. Ltd. (Japan)	48,500	860,895
MSC Industrial Direct Co., Inc. (Class A Stock)	4,818	378,068
NOW, Inc.*	13,329	149,818
Sumitomo Corp. (Japan)	48,000	711,692
W.W. Grainger, Inc.	2,927	990,848

		4,168,181

Transportation Infrastructure — 1.0%
Beijing Capital International Airport Co. Ltd. (China) (Class H Stock)	626,000	606,486
Enav SpA (Italy), 144A	211,521	1,263,431
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	187,200	1,401,562
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (Class B Stock)	15,000	178,302
Hutchison Port Holdings Trust (Hong Kong), UTS	1,851,200	318,153
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	68,000	93,286
Shenzhen Expressway Co. Ltd. (China) (Class H Stock)	156,000	224,144
TAV Havalimanlari Holding A/S (Turkey)	21,556	105,954
Yuexiu Transport Infrastructure Ltd. (China)	1,268,000	1,127,688

		5,319,006

Water Utilities — 0.1%
Guangdong Investment Ltd. (China)	90,000	188,541
TTW PCL (Thailand), NVDR	392,900	181,765

		370,306

Wireless Telecommunication Services — 0.7%
China Mobile Ltd. (China)	11,500	96,794
Far EasTone Telecommunications Co. Ltd. (Taiwan)	16,000	38,479
Globe Telecom, Inc. (Philippines)	3,000	119,608
KDDI Corp. (Japan)	56,800	1,695,293
NTT DOCOMO, Inc. (Japan)	16,600	462,362
SK Telecom Co. Ltd. (South Korea)	861	176,694

COMMON STOCKS (continued)		Shares	Value
Wireless Telecommunication Services (continued)
SK Telecom Co. Ltd. (South Korea), ADR		21,000	$485,310
SmarTone Telecommunications Holdings Ltd. (Hong Kong)		478,000	368,337
Telephone & Data Systems, Inc.		10,500	267,015

			3,709,892

TOTAL COMMON STOCKS (cost $366,107,103)			406,622,493

EXCHANGE-TRADED FUND — 0.2%
iShares Russell 2000 ETF(a) (cost $1,073,342)		7,000	1,159,690

PREFERRED STOCKS — 0.1%
Oil, Gas & Consumable Fuels
Surgutneftegas PJSC (Russia) (PRFC)		362,600	222,403
Transneft PJSC (Russia) (PRFC)		34	96,742

TOTAL PREFERRED STOCKS (cost $295,154)			319,145

TOTAL LONG-TERM INVESTMENTS (cost $439,744,929)			489,147,854

SHORT-TERM INVESTMENTS — 16.3%
AFFILIATED MUTUAL FUNDS — 6.7%
PGIM Core Ultra Short Bond Fund(w)		8,847,269	8,847,269
PGIM Institutional Money Market Fund (cost $28,461,594; includes $28,419,278 of cash collateral for securities on loan)(b)(w)		28,457,377	28,463,069

TOTAL AFFILIATED MUTUAL FUNDS (cost $37,308,863)			37,310,338

UNAFFILIATED FUND — 0.7%
Fidelity Investments Money Market Funds - Treasury Only Portfolio (cost $3,579,139)		3,579,139	3,579,139

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(n) — 8.9%
U.S. Treasury Bills
1.538%	06/18/20	49,930	49,571,491

(cost $49,572,198)
TOTAL SHORT-TERM INVESTMENTS (cost $90,460,200)			90,460,968

TOTAL INVESTMENTS — 104.5% (cost $530,205,129)			579,608,822
Liabilities in excess of other assets(z) — (4.5)%			(24,955,595)

NET ASSETS — 100.0%			$554,653,227

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A384

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $27,752,979; cash collateral of $28,419,278 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
349	S&P 500 E-Mini Index	Mar. 2020	$56,382,695	$1,051,310

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS Securities LLC	$2,418,570	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$1,774,834	$—
Bermuda	459,275	—	—
Brazil	2,507,708	—	—
Canada	13,937,654	—	—
Chile	991,259	—	—
China	—	14,451,028	—
Denmark	—	4,296,320	—
France	—	3,833,029	—
Germany	—	10,593,249	—
Greece	—	445,162	—
Hong Kong	—	5,303,606	—
Hungary	—	247,087	—
India	384,430	757,872	—
Indonesia	—	857,860	—
Israel	—	894,342	—
Italy	—	1,263,431	—
Japan	—	22,416,478	—
Luxembourg	—	601,452	—
Malaysia	—	2,103,669	—
Mexico	7,335,352	—	—
Netherlands	—	3,980,623	—
Norway	—	749,596	—

SEE NOTES TO FINANCIAL STATEMENTS.

A385

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Pakistan	$—	$46,160	$—
Peru	232,578	—	—
Philippines	—	773,110	—
Puerto Rico	545,763	—	—
Russia	—	1,961,305	—
Singapore	—	740,495	—
South Africa	1,251,624	134,072	—
South Korea	1,410,306	8,939,485	—
Spain	—	4,286,684	—
Sweden	—	1,927,986	—
Switzerland	—	8,219,121	—
Taiwan	—	11,846,858	—
Thailand	—	5,046,967	—
Turkey	—	205,448	—
United Kingdom	—	13,617,044	—
United States	245,252,171	—	—
Exchange-Traded Fund
United States	1,159,690	—	—
Preferred Stocks
Russia	—	319,145	—
Affiliated Mutual Funds	118,356,864	—	—
Unaffiliated Fund	3,579,139	—	—
U.S. Treasury Obligation	—	49,571,491	—

Total	$397,403,813	$182,205,009	$—

Other Financial Instruments*
Assets
Futures Contracts	$1,051,310	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Country Allocation:

The country classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows:

United States (including 5.1% of collateral for securities on loan)	75.4%
Japan	4.0
China	2.6
Canada	2.5
United Kingdom	2.5
Taiwan	2.1
Germany	1.9
South Korea	1.9
Switzerland	1.5
Mexico	1.3
Hong Kong	1.0
Thailand	0.9
Denmark	0.8
Spain	0.8
Netherlands	0.7
France	0.7
Brazil	0.5
Russia	0.4
Malaysia	0.4

Sweden	0.3%
Australia	0.3
South Africa	0.3
Italy	0.2
India	0.2
Chile	0.2
Israel	0.2
Indonesia	0.2
Philippines	0.1
Norway	0.1
Singapore	0.1
Luxembourg	0.1
Puerto Rico	0.1
Bermuda	0.1
Greece	0.1
Hungary	0.0	*
Peru	0.0	*
Turkey	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A386

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Country Allocation (continued):
Pakistan	0.0 *%

104.5
Liabilities in excess of other assets	(4.5)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$1,051,310	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$20,341	$8,608,155

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$3,188,668

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$48,160,362

(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A387

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$27,752,979	$(27,752,979)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A388

AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $27,752,979:
Unaffiliated investments (cost $420,626,936)	$461,251,958
Affiliated investments (cost $109,578,193)	118,356,864
Foreign currency, at value (cost $96,509)	97,545
Cash	490
Deposit with broker for centrally cleared/exchange-traded derivatives	2,418,570
Dividends and interest receivable	901,406
Tax reclaim receivable	291,179
Due from broker-variation margin futures	134,365
Receivable for Portfolio shares sold	87,368
Receivable from affiliate	5,949
Prepaid expenses and other assets	3,142

Total Assets	583,548,836

LIABILITIES
Payable to broker for collateral for securities on loan	28,419,278
Management fee payable	176,450
Accrued expenses and other liabilities	158,060
Payable to affiliate	122,017
Distribution fee payable	19,447
Affiliated transfer agent fee payable	357

Total Liabilities	28,895,609

NET ASSETS	$554,653,227

Net assets were comprised of:
Partners’ Equity	$554,653,227

Net asset value and redemption price per share, $554,653,227 / 40,580,028 outstanding shares of beneficial interest	$13.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $791,638 foreign withholding tax, of which $58,233 is reimbursable by an affiliate)	$12,181,431
Interest income	995,323
Affiliated dividend income	301,430
Income from securities lending, net (including affiliated income of $89,604)	102,764

Total income	13,580,948

EXPENSES
Management fee	3,580,016
Distribution fee	1,228,379
Custodian and accounting fees	286,324
Audit fee	30,609
Trustees’ fees	15,170
Legal fees and expenses	13,628
Shareholders’ reports	9,166
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Miscellaneous	36,957

Total expenses	5,207,256
Less: Fee waiver and/or expense reimbursement	(371,537)
Distribution fee waiver	(184,914)

Net expenses	4,650,805

NET INVESTMENT INCOME (LOSS)	8,930,143

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,031)	(961,273)
Futures transactions	8,608,155
Foreign currency transactions	(24,399)

7,622,483

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $8,603,704)	58,146,982
Futures	3,188,668
Foreign currencies	26,801

61,362,451

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	68,984,934

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$77,915,077

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$8,930,143	$6,179,172
Net realized gain (loss) on investment and foreign currency transactions	7,622,483	4,450,831
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	61,362,451	(39,985,592)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	77,915,077	(29,355,589)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [10,805,493 and 10,719,631 shares, respectively]	133,598,628	132,129,817
Portfolio shares repurchased [1,067,780 and 6,935,180 shares, respectively]	(13,452,930)	(79,430,042)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	120,145,698	52,699,775

CAPITAL CONTRIBUTIONS	322	17,900

TOTAL INCREASE (DECREASE)	198,061,097	23,362,086
NET ASSETS:
Beginning of year	356,592,130	333,230,044

End of year	$554,653,227	$356,592,130

SEE NOTES TO FINANCIAL STATEMENTS.

A389

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 90.3%
COMMON STOCKS — 76.5%	Shares	Value
Aerospace & Defense — 1.5%
AeroVironment, Inc.*	6,500	$401,310
Airbus SE (France)	30,136	4,417,719
Astrotech Corp.*	7,086	12,755
Axon Enterprise, Inc.*(a)	10,200	747,456
Boeing Co. (The)	35,251	11,483,366
Bombardier, Inc. (Canada) (Class B Stock)*	534,303	794,120
CAE, Inc. (Canada)	22,300	590,408
Cobham PLC (United Kingdom)	226,292	493,023
Dassault Aviation SA (France)	3,375	4,439,131
HEICO Corp. (Class A Stock)	7,501	671,564
Hexcel Corp.	9,610	704,509
L3Harris Technologies, Inc.	4,196	830,262
Leonardo SpA (Italy)	50,867	596,255
Meggitt PLC (United Kingdom)	257,177	2,240,727
Northrop Grumman Corp.	16,695	5,742,579
Rolls-Royce Holdings PLC (United Kingdom)*	240,511	2,182,294
Rolls-Royce Holdings PLC (United Kingdom), Entitlement Shares*	10,688,514	14,158
Spirit AeroSystems Holdings, Inc. (Class A Stock)	2,400	174,912
Teledyne Technologies, Inc.*	1,200	415,848
Thales SA (France)	79,125	8,230,016

		45,182,412

Air Freight & Logistics — 0.3%
United Parcel Service, Inc. (Class B Stock)	61,369	7,183,855
XPO Logistics, Inc.*	6,400	510,080

		7,693,935

Airlines — 0.1%
Air Arabia PJSC (United Arab Emirates)*	968,439	423,385
Alaska Air Group, Inc.(a)	13,857	938,812
JetBlue Airways Corp.*	23,300	436,176
Spirit Airlines, Inc.*	7,230	291,441
United Airlines Holdings, Inc.*	16,855	1,484,757

		3,574,571

Auto Components — 0.7%
Aptiv PLC	17,216	1,635,003
Autoliv, Inc. (Sweden)(a)	7,430	627,166
Bridgestone Corp. (Japan)	39,700	1,474,718
CIE Automotive SA (Spain)	15,969	378,396
Fuyao Glass Industry Group Co. Ltd. (China) (Class A Stock)*	144,800	499,147
Gentex Corp.	23,362	677,031
Koito Manufacturing Co. Ltd. (Japan)	6,900	320,641
Lear Corp.	4,730	648,956
Magna International, Inc. (Canada)	109,046	5,980,083
Musashi Seimitsu Industry Co. Ltd. (Japan)	40,200	548,930
NGK Spark Plug Co. Ltd. (Japan)	23,500	456,216
Nifco, Inc. (Japan)	15,600	426,681
Nippon Seiki Co. Ltd. (Japan)	30,700	503,197

COMMON STOCKS (continued)	Shares	Value
Auto Components (continued)
Stanley Electric Co. Ltd. (Japan)	147,400	$4,271,601
Toyo Tire Corp. (Japan)	36,100	518,353
Varroc Engineering Ltd. (India), 144A	26,947	158,150
Veoneer, Inc. (Sweden)*(a)	18,930	295,687
Workhorse Group, Inc.*(a)	79,300	241,072

		19,661,028

Automobiles — 0.5%
Bayerische Motoren Werke AG (Germany)	18,910	1,554,791
Daimler AG (Germany)	40,818	2,265,008
Ferrari NV (Italy)	1,799	297,806
Maruti Suzuki India Ltd. (India)	20,158	2,083,706
Mitsubishi Motors Corp. (Japan)	312,200	1,299,794
Suzuki Motor Corp. (Japan)	22,700	945,793
Tesla, Inc.*(a)	6,242	2,611,216
Toyota Motor Corp. (Japan)	65,600	4,624,131

		15,682,245

Banks — 4.4%
ABN AMRO Bank NV (Netherlands), 144A, CVA	110,865	2,021,063
Atlantic Union Bankshares Corp.	17,225	646,799
Axis Bank Ltd. (India)	326,534	3,453,928
Banco Bradesco SA (Brazil), ADR	217,160	1,943,582
Banco Comercial Portugues SA (Portugal) (Class R Stock)	4,374,561	998,053
Bank Central Asia Tbk PT (Indonesia)	1,643,700	3,951,656
Bank Negara Indonesia Persero Tbk PT (Indonesia)	2,296,600	1,292,973
BankUnited, Inc.	19,500	712,920
BAWAG Group AG (Austria), 144A*	61,218	2,787,459
BNP Paribas SA (France)	96,503	5,736,977
Boston Private Financial Holdings, Inc.	50,925	612,628
CIT Group, Inc.	15,761	719,174
Citigroup, Inc.	30,962	2,473,554
County Bancorp, Inc.	8,900	228,107
Credicorp Ltd. (Peru)	9,667	2,060,328
Danske Bank A/S (Denmark)	40,804	660,418
Eagle Bancorp, Inc.	13,630	662,827
East West Bancorp, Inc.	18,153	884,051
Erste Group Bank AG (Austria)*	107,829	4,082,418
Fifth Third Bancorp	88,255	2,712,959
FinecoBank Banca Fineco SpA (Italy)	68,197	817,383
First Abu Dhabi Bank PJSC (United Arab Emirates)	408,297	1,685,155
First Business Financial Services, Inc.	16,800	442,344
First Internet Bancorp	18,330	434,604
Fukuoka Financial Group, Inc. (Japan)	25,100	479,291
Home BancShares, Inc.	34,280	673,945
HSBC Holdings PLC (United Kingdom)	262,682	2,063,226
ICICI Bank Ltd. (India), ADR(a)	109,400	1,650,846
ING Groep NV (Netherlands)	197,015	2,367,363
Investors Bancorp, Inc.	53,871	641,873
JPMorgan Chase & Co.	221,906	30,933,696
KBC Group NV (Belgium)	54,667	4,118,165
Lloyds Banking Group PLC (United Kingdom)	4,691,791	3,894,949

SEE NOTES TO FINANCIAL STATEMENTS.

A390

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Mitsubishi UFJ Financial Group, Inc. (Japan)	627,300	$3,393,097
National Bank of Canada (Canada)	41,350	2,295,259
Nordea Bank Abp (Finland)	415,066	3,351,865
OTP Bank Nyrt (Hungary)	21,596	1,128,778
Park National Corp.	5,940	608,137
Pinnacle Financial Partners, Inc.	11,900	761,600
Preferred Bank	4,744	285,067
Renasant Corp.	17,030	603,203
Sberbank of Russia PJSC (Russia), ADR	92,152	1,517,746
Seacoast Banking Corp. of Florida*	21,900	669,483
Signature Bank	6,419	876,900
South State Corp.	8,000	694,000
Sterling Bancorp	34,100	718,828
TCF Financial Corp.	19,503	912,740
U.S. Bancorp	72,035	4,270,955
United Overseas Bank Ltd. (Singapore)	159,400	3,139,900
Van Lanschot Kempen NV (Netherlands)	16,769	377,698
Wells Fargo & Co.	294,856	15,863,253
WesBanco, Inc.	16,333	617,224

		130,930,447

Beverages — 0.7%
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	73,500	1,877,550
Coca-Cola Co. (The)	52,317	2,895,746
Coca-Cola Consolidated, Inc.(a)	1,980	562,419
Constellation Brands, Inc. (Class A Stock)	150	28,462
Diageo PLC (United Kingdom)	35,805	1,521,259
Keurig Dr. Pepper, Inc.(a)	31,060	899,187
Kirin Holdings Co. Ltd. (Japan)	112,200	2,448,773
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	15,999	2,721,626
Monster Beverage Corp.*	17,794	1,130,809
National Beverage Corp.*(a)	4,710	240,304
PepsiCo, Inc.	36,363	4,969,731
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	398,000	2,675,421

		21,971,287

Biotechnology — 1.3%
3SBio, Inc. (China), 144A*	78,500	102,302
AbbVie, Inc.	124,163	10,993,392
Abcam PLC (United Kingdom)	79,585	1,426,320
ACADIA Pharmaceuticals, Inc.*(a)	19,700	842,766
Acceleron Pharma, Inc.*	12,420	658,508
Aimmune Therapeutics, Inc.*(a)	16,800	562,296
Alexion Pharmaceuticals, Inc.*	18,385	1,988,338
Alkermes PLC*	18,960	386,784
Alnylam Pharmaceuticals, Inc.*	6,100	702,537
Amgen, Inc.	110	26,518
Argenx SE (Netherlands), ADR*(a)	4,762	764,396
Biogen, Inc.*	6,923	2,054,262
BioMarin Pharmaceutical, Inc.*	9,755	824,785
Bluebird Bio, Inc.*(a)	5,300	465,075
Calithera Biosciences, Inc.*	59,200	338,032

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Clovis Oncology, Inc.*(a)	18,200	$189,735
Exact Sciences Corp.*	13,764	1,272,895
Exelixis, Inc.*	23,800	419,356
FibroGen, Inc.*	13,700	587,593
Galapagos NV (Belgium)*	10,545	2,207,126
Genus PLC (United Kingdom)	18,047	761,679
Hualan Biological Engineering Inc. (China)	99,300	501,671
Immunomedics, Inc.*(a)	30,500	645,380
Ionis Pharmaceuticals, Inc.*	9,779	590,749
Medicines Co. (The)*(a)	3,765	319,799
Neurocrine Biosciences, Inc.*	5,800	623,442
Portola Pharmaceuticals, Inc.*(a)	15,600	372,528
Sage Therapeutics, Inc.*(a)	3,870	279,375
Sarepta Therapeutics, Inc.*(a)	6,500	838,760
Seattle Genetics, Inc.*	10,812	1,235,379
United Therapeutics Corp.*	4,195	369,496
Vertex Pharmaceuticals, Inc.*	25,479	5,578,627

		38,929,901

Building Products — 0.2%
American Woodmark Corp.*	4,940	516,279
Apogee Enterprises, Inc.	10,090	327,925
Blue Star Ltd. (India)	33,481	395,516
Cornerstone Building Brands, Inc.*	27,712	235,829
DIRTT Environmental Solutions (Canada)*	112,896	369,495
dormakaba Holding AG (Switzerland)*	1,980	1,416,150
Fortune Brands Home & Security, Inc.	8,365	546,569
Nitto Boseki Co. Ltd. (Japan)	14,500	616,480
Polypipe Group PLC (United Kingdom)	42,770	308,557
Sanwa Holdings Corp. (Japan)	57,400	643,380
Trex Co., Inc.*(a)	5,900	530,292
Tyman PLC (United Kingdom)	110,557	396,936

		6,303,408

Capital Markets — 2.2%
AJ Bell PLC (United Kingdom)	77,821	442,432
Ashford, Inc.*	4,610	108,796
Avanza Bank Holding AB (Sweden)	51,543	538,315
Blackstone Group, Inc. (The) (Class A Stock)	24,100	1,348,154
Blucora, Inc.*	17,800	465,292
Cboe Global Markets, Inc.	7,668	920,160
Charles Schwab Corp. (The)	128,627	6,117,500
CME Group, Inc.	16,799	3,371,895
Draper Esprit PLC (United Kingdom)*	89,415	570,065
E*TRADE Financial Corp.	28,945	1,313,235
EQT AB (Sweden)*	28,329	328,704
Georgia Capital PLC (Georgia)*	7,347	89,820
Goldman Sachs Group, Inc. (The)	890	204,638
Greenhill & Co., Inc.	4,248	72,556
Intercontinental Exchange, Inc.	37,002	3,424,535
Intermediate Capital Group PLC (United Kingdom)	74,287	1,585,215
Investec PLC (South Africa)	285,135	1,679,393
IP Group PLC (United Kingdom)*	141,614	133,495
Julius Baer Group Ltd. (Switzerland)*	56,890	2,935,151
KKR & Co., Inc. (Class A Stock)	37,900	1,105,543

SEE NOTES TO FINANCIAL STATEMENTS.

A391

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
London Stock Exchange Group PLC (United Kingdom)	34,340	$3,535,756
MarketAxess Holdings, Inc.	1,974	748,363
Morgan Stanley	235,612	12,044,486
Pendal Group Ltd. (Australia)	50,065	301,923
Rathbone Brothers PLC (United Kingdom)	9,365	264,540
S&P Global, Inc.	14,182	3,872,395
SEI Investments Co.	14,203	930,012
State Street Corp.	65,551	5,185,084
TD Ameritrade Holding Corp.	81,491	4,050,103
Tikehau Capital SCA (France)	16,541	408,739
Tradeweb Markets, Inc. (Class A Stock)	8,474	392,770
UBS Group AG (Switzerland)*	550,551	6,951,620

		65,440,685

Chemicals — 2.0%
Air Liquide SA (France)	19,410	2,750,640
Air Products & Chemicals, Inc.	19,326	4,541,417
Akzo Nobel NV (Netherlands)	20,188	2,053,397
Axalta Coating Systems Ltd.*	19,300	586,720
BASF SE (Germany)	24,714	1,874,535
CF Industries Holdings, Inc.	70,081	3,345,667
Croda International PLC (United Kingdom)	9,073	615,322
Denka Co. Ltd. (Japan)	9,300	276,382
DIC Corp. (Japan)	73,400	2,026,420
Eastman Chemical Co.	18,066	1,431,911
Ecolab, Inc.	2,620	505,634
GCP Applied Technologies, Inc.*	18,807	427,107
Incitec Pivot Ltd. (Australia)	516,845	1,154,073
Kansai Paint Co. Ltd. (Japan)	36,900	903,145
Koninklijke DSM NV (Netherlands)	18,059	2,353,872
Linde PLC (United Kingdom), (AQUIS)	16,229	3,472,535
Linde PLC (United Kingdom), (NYSE)	64,095	13,645,825
Nippon Shokubai Co. Ltd. (Japan)	23,900	1,483,139
Nippon Soda Co. Ltd. (Japan)	13,000	351,279
NOF Corp. (Japan)	14,400	479,210
PPG Industries, Inc.	27,918	3,726,774
RPM International, Inc.	43,375	3,329,465
Sakata INX Corp. (Japan)	45,000	486,889
Sherwin-Williams Co. (The)	3,824	2,231,457
Sumitomo Seika Chemicals Co. Ltd. (Japan)	7,900	255,671
Tronox Holdings PLC (Class A Stock)	27,700	316,334
Valvoline, Inc.	31,687	678,419
Victrex PLC (United Kingdom)	37,559	1,240,633
WR Grace & Co.	7,877	550,208
Yara International ASA (Norway)	16,479	692,143

		57,786,223

Commercial Services & Supplies — 0.6%
ARC Document Solutions, Inc.*	56,102	77,982
Cintas Corp.	1,112	299,217
Clean Harbors, Inc.*	7,464	640,038
Country Garden Services Holdings Co. Ltd. (China)	1,101,000	3,722,628
Covanta Holding Corp.	29,600	439,264
Downer EDI Ltd. (Australia)	264,323	1,519,093

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies (continued)
Edenred (France)	14,231	$736,914
Greentown Service Group Co. Ltd. (China)	450,000	492,140
HomeServe PLC (United Kingdom)	105,495	1,767,180
IAA, Inc.*	12,311	579,356
KAR Auction Services, Inc.(a)	18,311	398,997
Renrui Human Resources Technology Holdings Ltd. (China)*	85,800	361,156
SPIE SA (France)	23,204	472,671
Stericycle, Inc.*(a)	10,000	638,100
Waste Connections, Inc.	68,739	6,240,814

		18,385,550

Communications Equipment — 0.3%
Cisco Systems, Inc.	55,980	2,684,801
CommScope Holding Co., Inc.*	28,200	400,158
Lumentum Holdings, Inc.*	9,077	719,806
Motorola Solutions, Inc.	28,842	4,647,600
Viavi Solutions, Inc.*	43,887	658,305

		9,110,670

Construction & Engineering — 0.2%
Arcosa, Inc.	15,300	681,615
Jacobs Engineering Group, Inc.	30,537	2,743,139
JGC Holdings Corp. (Japan)	78,800	1,262,367
Maeda Corp. (Japan)	71,700	698,898
MasTec, Inc.*(a)	12,000	769,920

		6,155,939

Construction Materials — 0.1%
HeidelbergCement AG (Germany)	12,933	948,813
Vulcan Materials Co.	8,845	1,273,592

		2,222,405

Consumer Finance — 0.3%
Ally Financial, Inc.	60,756	1,856,704
American Express Co.	33,374	4,154,729
Capital One Financial Corp.	21,730	2,236,234
Funding Circle Holdings PLC (United Kingdom), 144A*	153,845	179,580
SLM Corp.	76,200	678,942

		9,106,189

Containers & Packaging — 0.7%
Amcor PLC, CDI	571,365	6,254,160
Avery Dennison Corp.	18,506	2,420,955
Ball Corp.	64,412	4,165,524
Graphic Packaging Holding Co.	45,800	762,570
Huhtamaki OYJ (Finland)	10,352	480,433
International Paper Co.	28,658	1,319,701
Packaging Corp. of America(a)	43,587	4,881,308
Sealed Air Corp.	19,559	779,035

		21,063,686

Distributors — 0.0%
B&S Group Sarl (Luxembourg), 144A	22,458	242,657
Core-Mark Holding Co., Inc.	5,900	160,421

SEE NOTES TO FINANCIAL STATEMENTS.

A392

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Distributors (continued)
Paltac Corp. (Japan)	7,800	$372,919

		775,997

Diversified Consumer Services — 0.2%
Benesse Holdings, Inc. (Japan)	54,600	1,435,371
Bright Horizons Family Solutions, Inc.*	5,540	832,607
frontdoor, Inc.*	13,850	656,767
Graham Holdings Co. (Class B Stock)	870	555,921
Hope Education Group Co. Ltd. (China), 144A	2,764,000	479,488
Service Corp. International	14,630	673,419
ServiceMaster Global Holdings, Inc.*	14,200	548,972

		5,182,545

Diversified Financial Services — 0.5%
AXA Equitable Holdings, Inc.	193,386	4,792,105
Banca Mediolanum SpA (Italy)	222,290	2,204,431
FirstRand Ltd. (South Africa)	518,070	2,323,384
Hypoport AG (Germany)*	1,207	428,360
ORIX Corp. (Japan)	135,100	2,242,185
Syncona Ltd.	154,592	449,014
Voya Financial, Inc.	15,850	966,533
XP, Inc. (Brazil) (Class A Stock)*(a)	10,154	391,132

		13,797,144

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	120,949	4,726,687
ATN International, Inc.	8,070	446,997
Bharti Infratel Ltd. (India)	334,481	1,184,470
BT Group PLC (United Kingdom)	907,515	2,313,993
Helios Towers PLC (Tanzania)*	355,953	747,091
KT Corp. (South Korea)	13,177	307,157
KT Corp. (South Korea), ADR	105,044	1,218,510
Nippon Telegraph & Telephone Corp. (Japan)	359,000	9,114,243
Orange SA (France)	118,765	1,747,403
Sarana Menara Nusantara Tbk PT (Indonesia)	27,983,800	1,626,018
Telefonica Deutschland Holding AG (Germany)	414,039	1,204,215
Zayo Group Holdings, Inc.*	11,500	398,475

		25,035,259

Electric Utilities — 2.0%
American Electric Power Co., Inc.	32,831	3,102,858
Edison International	118,598	8,943,475
EDP - Energias do Brasil SA (Brazil)	323,198	1,775,593
Electricite de France SA (France)	147,868	1,647,981
Entergy Corp.	50,012	5,991,438
Eversource Energy	21,262	1,808,758
Hawaiian Electric Industries, Inc.	15,300	716,958
Iberdrola SA (Spain)	317,825	3,281,880
NextEra Energy, Inc.	102,568	24,837,867
OGE Energy Corp.	19,568	870,189
Southern Co. (The)	84,903	5,408,321
Spark Energy, Inc. (Class A Stock)(a)	16,000	147,680

COMMON STOCKS (continued)	Shares	Value
Electric Utilities (continued)
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	70,930	$549,779

		59,082,777

Electrical Equipment — 0.4%
Generac Holdings, Inc.*	10,375	1,043,621
Hubbell, Inc.	5,510	814,488
Idec Corp. (Japan)	13,300	272,650
Kendrion NV (Netherlands)	7,968	187,327
Mabuchi Motor Co. Ltd. (Japan)	11,400	430,985
Mitsubishi Electric Corp. (Japan)	335,400	4,558,962
Plug Power, Inc.*(a)	158,800	501,808
Prysmian SpA (Italy)	57,265	1,383,479
Schneider Electric SE (France)	17,561	1,804,428
Sensata Technologies Holding PLC*	12,830	691,152
SGL Carbon SE (Germany)*(a)	40,510	218,824
Teco Electric and Machinery Co. Ltd. (Taiwan)	41,000	35,851
TPI Composites, Inc.*	14,900	275,799

		12,219,374

Electronic Equipment, Instruments & Components — 0.9%
Amphenol Corp. (Class A Stock)	16,834	1,821,944
Avnet, Inc.	12,660	537,290
Barco NV (Belgium)	318	78,104
Carel Industries SpA (Italy), 144A	52,714	820,669
CDW Corp.	1,665	237,829
Cognex Corp.	14,176	794,423
Coherent, Inc.*	3,920	652,092
Hexagon AB (Sweden) (Class B Stock)	38,838	2,174,459
Hitachi Ltd. (Japan)	53,000	2,232,753
Horiba Ltd. (Japan)	4,900	327,013
Ibiden Co. Ltd. (Japan)	32,800	779,042
Iteris, Inc.*	56,400	281,436
Itron, Inc.*	9,800	822,710
KEMET Corp.(a)	27,000	730,350
Keysight Technologies, Inc.*	42,771	4,389,588
LightPath Technologies, Inc. (Class A Stock)*	86,000	62,350
Littelfuse, Inc.	3,319	634,925
Murata Manufacturing Co. Ltd. (Japan)	55,600	3,412,114
Nippon Ceramic Co. Ltd. (Japan)	11,700	289,643
Renishaw PLC (United Kingdom)	11,331	566,818
Sensirion Holding AG (Switzerland), 144A*(a)	7,543	319,346
Sinbon Electronics Co. Ltd. (Taiwan)	68,529	284,339
Taiwan Union Technology Corp. (Taiwan)	125,000	619,057
TE Connectivity Ltd.	27,755	2,660,039
Tech Data Corp.*	5,430	779,748

		26,308,081

Energy Equipment & Services — 0.4%
Computer Modelling Group Ltd. (Canada)	10,392	65,783
Dril-Quip, Inc.*(a)	12,220	573,240
Halliburton Co.	109,926	2,689,889
KLX Energy Services Holdings, Inc.*	12,721	81,923

SEE NOTES TO FINANCIAL STATEMENTS.

A393

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Energy Equipment & Services (continued)
Modec, Inc. (Japan)	22,300	$539,309
Natural Gas Services Group, Inc.*	18,400	225,584
Oceaneering International, Inc.*	18,089	269,707
Schlumberger Ltd.	117,343	4,717,189
Tecnicas Reunidas SA (Spain)*	19,492	520,618
Transocean Ltd.*(a)	44,300	304,784
Worley Ltd. (Australia)	119,954	1,300,861

		11,288,887

Entertainment — 1.0%
Capcom Co. Ltd. (Japan)	12,400	343,893
Cineworld Group PLC (United Kingdom)(a)	272,419	792,909
DeNA Co. Ltd. (Japan)	40,200	648,043
Electronic Arts, Inc.*	6,346	682,258
Liberty Media Corp.-Liberty Formula One (Class A Stock)*	6,801	297,748
Liberty Media Corp.-Liberty Formula One (Class C Stock) *	12,363	568,265
Netflix, Inc.*	22,246	7,198,138
Roku, Inc.*(a)	3,200	428,480
Spotify Technology SA*	11,025	1,648,789
Ubisoft Entertainment SA (France)*	48,487	3,354,264
Walt Disney Co. (The)	80,303	11,614,223
World Wrestling Entertainment, Inc. (Class A Stock)(a)	8,300	538,421
Zynga, Inc. (Class A Stock)*	124,816	763,874

		28,879,305

Equity Real Estate Investment Trusts (REITs) — 4.5%
Acadia Realty Trust	56,427	1,463,152
Alexander & Baldwin, Inc.	39,926	836,849
Alexandria Real Estate Equities, Inc.	25,587	4,134,347
American Campus Communities, Inc.	62,045	2,917,976
American Homes 4 Rent (Class A Stock)	30,575	801,371
American Tower Corp.	18,247	4,193,526
Ashford Hospitality Trust, Inc.	37,240	103,900
AvalonBay Communities, Inc.	38,922	8,161,943
Boston Properties, Inc.	10,675	1,471,655
Braemar Hotels & Resorts, Inc.	37,618	335,929
Camden Property Trust	45,714	4,850,255
Colony Capital, Inc.	60,688	288,268
Crown Castle International Corp.	22,951	3,262,485
CubeSmart	88,671	2,791,363
Douglas Emmett, Inc.	86,824	3,811,574
EastGroup Properties, Inc.	12,719	1,687,430
Equity Commonwealth	19,900	653,317
Equity LifeStyle Properties, Inc.	29,678	2,089,034
Equity Residential	82,654	6,688,362
Essex Property Trust, Inc.	13,520	4,067,627
Federal Realty Investment Trust	13,187	1,697,562
First Industrial Realty Trust, Inc.	19,747	819,698
GEO Group, Inc. (The)	23,100	383,691
Great Portland Estates PLC (United Kingdom)	139,600	1,589,480
Healthcare Realty Trust, Inc.	98,908	3,300,560
Healthcare Trust of America, Inc. (Class A Stock)(a)	105,742	3,201,868

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Highwoods Properties, Inc.	31,416	$1,536,557
Hoshino Resorts REIT, Inc. (Japan)	118	609,252
Host Hotels & Resorts, Inc.	106,901	1,983,014
Hudson Pacific Properties, Inc.	51,065	1,922,597
Independence Realty Trust, Inc.	26,451	372,430
Industrial & Infrastructure Fund
Investment Corp. (Japan)	202	308,119
Industrial Logistics Properties Trust(a)	26,505	594,242
Inmobiliaria Colonial Socimi SA (Spain)	99,686	1,272,185
Innovative Industrial Properties, Inc.(a)	4,300	326,241
Investors Real Estate Trust	7,930	574,925
Invitation Homes, Inc.	11,550	346,153
JBG SMITH Properties	112,363	4,482,160
Kilroy Realty Corp.	16,021	1,344,162
Macerich Co. (The)(a)	78,576	2,115,266
National Retail Properties, Inc.	5,500	294,910
Office Properties Income Trust	18,001	578,552
Paramount Group, Inc.	68,168	948,899
Pebblebrook Hotel Trust	14,551	390,112
Power REIT*	2,892	26,028
Prologis, Inc.	196,589	17,523,943
PS Business Parks, Inc.	6,288	1,036,703
Public Storage	22,458	4,782,656
Rayonier, Inc.	45,690	1,496,804
Regency Centers Corp.(a)	33,774	2,130,802
Rexford Industrial Realty, Inc.	22,757	1,039,312
RLJ Lodging Trust	32,368	573,561
RPT Realty	43,607	655,849
Sabra Health Care REIT, Inc.	25,839	551,404
Simon Property Group, Inc.	17,038	2,537,980
SL Green Realty Corp.	35,495	3,261,281
SOSiLA Logistics REIT, Inc. (Japan)*	36	39,759
STAG Industrial, Inc.	21,878	690,688
Sun Communities, Inc.	4,721	708,622
Sunstone Hotel Investors, Inc.	111,756	1,555,644
Taubman Centers, Inc.	10,494	326,258
Terreno Realty Corp.	41,018	2,220,715
Urban Edge Properties	67,238	1,289,625
VEREIT, Inc.	38,179	352,774
VICI Properties, Inc.(a)	22,000	562,100
Vornado Realty Trust	25,752	1,712,508
Weyerhaeuser Co.	31,911	963,712
WP Carey, Inc.	12,500	1,000,500
Xenia Hotels & Resorts, Inc.(a)	28,500	615,885

		133,258,111

Food & Staples Retailing — 0.5%
Casey’s General Stores, Inc.	3,570	567,594
Costco Wholesale Corp.	4,360	1,281,491
CP ALL PCL (Thailand)	722,300	1,742,189
Georgia Healthcare Group PLC (Georgia), 144A	49,197	80,221
Jeronimo Martins SGPS SA (Portugal)	199,620	3,287,749
Jiajiayue Group Co. Ltd. (China) (Class A Stock)	147,300	515,539
Kusuri no Aoki Holdings Co. Ltd. (Japan)	8,000	500,728
Naked Wines PLC (United Kingdom)(a)	62,017	185,918
PriceSmart, Inc.	7,170	509,214

SEE NOTES TO FINANCIAL STATEMENTS.

A394

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (continued)
Rite Aid Corp.*(a)	8,426	$130,350
Seven & i Holdings Co. Ltd. (Japan)	114,300	4,192,081
Sprouts Farmers Market, Inc.*	21,312	412,387
United Natural Foods, Inc.*	46,780	409,793
Yifeng Pharmacy Chain Co. Ltd. (China) (Class A Stock)	49,800	524,089
Yixintang Pharmaceutical Group Co. Ltd. (China) (Class A Stock)	115,400	385,797
Zur Rose Group AG (Switzerland)*	6,135	678,969

		15,404,109

Food Products — 1.1%
Bakkavor Group PLC (United Kingdom), 144A	134,190	249,470
Bunge Ltd.	14,245	819,800
Cal-Maine Foods, Inc.	10,920	466,830
China Feihe Ltd. (China), 144A*	370,399	435,164
China Mengniu Dairy Co. Ltd. (China)*	427,000	1,729,349
Conagra Brands, Inc.(a)	33,959	1,162,756
Edita Food Industries SAE (Egypt), 144A, GDR	3,964	21,516
Edita Food Industries SAE (Egypt), GDR	21,043	114,217
Ezaki Glico Co. Ltd. (Japan)	41,600	1,854,568
Farmer Brothers Co.*	15,420	232,225
Hain Celestial Group, Inc. (The)*	16,820	436,563
Ingredion, Inc.	2,930	272,344
McCormick & Co., Inc.(a)	7,932	1,346,298
Mondelez International, Inc. (Class A Stock)	74,366	4,096,079
Nestle SA (Switzerland)	70,035	7,581,528
Post Holdings, Inc.*	3,100	338,210
Sakata Seed Corp. (Japan)	8,400	281,456
Tyson Foods, Inc. (Class A Stock)	117,856	10,729,610

		32,167,983

Gas Utilities — 0.2%
Atmos Energy Corp.	31,874	3,565,425
National Fuel Gas Co.	10,137	471,776
Southwest Gas Holdings, Inc.	5,212	395,956

		4,433,157

Health Care Equipment & Supplies — 3.5%
Abbott Laboratories	2,075	180,235
ABIOMED, Inc.*	2,135	364,210
Alcon, Inc. (Switzerland)*	27,831	1,574,345
Ambu A/S (Denmark) (Class B Stock)(a)	56,305	943,401
Becton, Dickinson & Co.	55,886	15,199,315
BioLife Solutions, Inc.*(a)	29,500	477,310
BioMerieux (France)	1,383	123,199
Boston Scientific Corp.*	91,457	4,135,686
Cochlear Ltd. (Australia)	5,170	817,362
Cooper Cos., Inc. (The)	2,052	659,287
Danaher Corp.	166,387	25,537,077
DexCom, Inc.*	8,575	1,875,695
Elekta AB (Sweden) (Class B Stock)	99,723	1,313,894
Envista Holdings Corp.*	49,227	1,459,088

COMMON STOCKS (continued)	Shares	Value
Health Care Equipment & Supplies (continued)
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	103,531	$1,544,913
Getinge AB (Sweden) (Class B Stock)	137,852	2,559,498
Guangzhou Wondfo Biotech Co. Ltd. (China) (Class A Stock)*	72,400	539,097
Inogen, Inc.*	5,070	346,433
Insulet Corp.*	4,341	743,179
Intuitive Surgical, Inc.*	10,785	6,375,553
Koninklijke Philips NV (Netherlands)	97,532	4,769,656
LivaNova PLC*	26,699	2,013,906
Masimo Corp.*	5,300	837,718
Medtronic PLC	68,579	7,780,288
Nevro Corp.*(a)	6,080	714,643
Nikkiso Co. Ltd. (Japan)	28,700	375,284
Nipro Corp. (Japan)	41,900	504,290
OraSure Technologies, Inc.*(a)	32,300	259,369
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	540,000	648,353
Smith & Nephew PLC (United Kingdom)	77,971	1,898,973
Stryker Corp.	52,358	10,992,039
Tandem Diabetes Care, Inc.*	8,200	488,802
Teleflex, Inc.	185	69,641
Terumo Corp. (Japan)	48,300	1,717,174
West Pharmaceutical Services, Inc.	6,680	1,004,204
Wright Medical Group NV*	17,136	522,305
Zimmer Biomet Holdings, Inc.	13,929	2,084,893

		103,450,315

Health Care Providers & Services — 1.7%
Ambea AB (Sweden), 144A	73,604	618,499
Amplifon SpA (Italy)	77,475	2,231,789
Anthem, Inc.	18,363	5,546,177
Centene Corp.*	20,740	1,303,924
Chemed Corp.	1,630	715,994
Cigna Corp.	37,887	7,747,513
CVS Health Corp.	35,747	2,655,645
Diplomat Pharmacy, Inc.*	60,710	242,840
HCA Healthcare, Inc.	40,775	6,026,953
Humana, Inc.	2,612	957,350
Integrated Diagnostics Holdings PLC (Egypt), 144A	77,138	310,023
MEDNAX, Inc.*	20,666	574,308
Molina Healthcare, Inc.*	10,416	1,413,347
Select Medical Holdings Corp.*	32,575	760,300
Terveystalo OYJ (Finland), 144A*	44,351	556,984
UnitedHealth Group, Inc.	63,205	18,581,006
WellCare Health Plans, Inc.*	2,931	967,845

		51,210,497

Health Care Technology — 0.1%
Simulations Plus, Inc.	17,500	508,725
Teladoc Health, Inc.*(a)	15,894	1,330,646
Veeva Systems, Inc. (Class A Stock)*	9,605	1,351,039

		3,190,410

SEE NOTES TO FINANCIAL STATEMENTS.

A395

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure — 1.5%
Aramark	12,100	$525,140
Basic-Fit NV (Netherlands), 144A*	14,644	557,294
Bloomin’ Brands, Inc.	23,747	524,096
Brinker International, Inc.(a)	10,240	430,080
BTG Hotels Group Co. Ltd. (China) (Class A Stock)	422,504	1,252,051
Carrols Restaurant Group, Inc.*	17,100	120,555
Cheesecake Factory, Inc. (The)(a)	10,740	417,356
Chipotle Mexican Grill, Inc.*	268	224,345
Denny’s Corp.*	26,415	525,130
Domino’s Pizza, Inc.	2,874	844,324
Dunkin’ Brands Group, Inc.	5,100	385,254
Hilton Worldwide Holdings, Inc.	46,051	5,107,516
Huazhu Group Ltd. (China), ADR(a)	9,140	366,240
Las Vegas Sands Corp.	23,115	1,595,860
Marriott International, Inc. (Class A Stock)	33,281	5,039,742
McDonald’s Corp.	24,485	4,838,481
MGM Resorts International	67,184	2,235,212
Penn National Gaming, Inc.*	21,654	553,476
Playtech PLC (United Kingdom)	326,028	1,717,014
Red Rock Resorts, Inc. (Class A Stock)	20,600	493,370
Restaurant Brands International, Inc. (Canada)	42,993	2,741,664
Round One Corp. (Japan)	34,700	336,020
Royal Caribbean Cruises Ltd.	26,089	3,483,142
Scientific Games Corp.*	11,400	305,292
Vail Resorts, Inc.	2,660	637,948
Wyndham Destinations, Inc.	15,794	816,392
Wyndham Hotels & Resorts, Inc.	10,294	646,566
Wynn Resorts Ltd.	15,825	2,197,618
Yum! Brands, Inc.	43,031	4,334,513

		43,251,691

Household Durables — 0.4%
Cairn Homes PLC (Ireland)	437,802	623,008
Century Communities, Inc.*	12,701	347,372
Fujitsu General Ltd. (Japan)	138,600	3,117,233
Gree Electric Appliances, Inc. of Zhuhai (China) (Class A Stock)	400,740	3,780,367
Haier Electronics Group Co. Ltd. (Hong Kong)	258,000	808,074
MDC Holdings, Inc.	16,528	630,708
Skyline Champion Corp.*	22,588	716,040
Tempur Sealy International, Inc.*	8,960	780,058

		10,802,860

Household Products — 0.3%
Colgate-Palmolive Co.	6,204	427,083
Essity AB (Sweden) (Class B Stock)	190,194	6,114,218
JS Global Lifestyle Co. Ltd. (Hong Kong), 144A*	745,000	546,873
Kimberly-Clark Corp.	11,290	1,552,940
WD-40 Co.(a)	3,310	642,603

		9,283,717

COMMON STOCKS (continued)	Shares	Value
Independent Power & Renewable Electricity Producers — 0.2%
China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	1,213,000	$769,013
Electric Power Development Co. Ltd. (Japan)	25,900	627,939
NTPC Ltd. (India)	2,006,015	3,350,146

		4,747,098

Industrial Conglomerates — 1.8%
3M Co.	4,679	825,469
Carlisle Cos., Inc.	307	49,685
CK Hutchison Holdings Ltd. (United Kingdom)	404,228	3,857,651
DCC PLC (United Kingdom)	9,575	831,431
Fosun International Ltd. (China)	1,030,000	1,508,836
General Electric Co.	1,778,328	19,846,140
Honeywell International, Inc.	38,438	6,803,526
Jardine Matheson Holdings Ltd. (Hong Kong)	15,600	866,922
Roper Technologies, Inc.	30,993	10,978,650
Siemens AG (Germany)	35,818	4,693,566
SM Investments Corp. (Philippines)	55,580	1,143,433
Smiths Group PLC (United Kingdom)	90,535	2,031,795

		53,437,104

Insurance — 3.4%
AIA Group Ltd. (Hong Kong)	784,800	8,248,615
Allianz SE (Germany)	17,640	4,323,330
American International Group, Inc.	347,143	17,818,850
Aon PLC	17,204	3,583,421
Arch Capital Group Ltd.*	29,400	1,260,966
Argo Group International Holdings Ltd.	7,901	519,491
AXA SA (France)	168,454	4,746,512
Axis Capital Holdings Ltd.	11,110	660,378
Chubb Ltd.	84,243	13,113,265
CNA Financial Corp.	11,476	514,240
CNO Financial Group, Inc.	34,753	630,072
Fidelity National Financial, Inc.	8,387	380,350
First American Financial Corp.	12,286	716,520
Hanover Insurance Group, Inc. (The)	5,360	732,551
Hiscox Ltd. (United Kingdom)	79,297	1,496,728
Markel Corp.*	975	1,114,591
Marsh & McLennan Cos., Inc.	90,477	10,080,043
MetLife, Inc.	38,005	1,937,115
Old Republic International Corp.	33,904	758,432
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	2,216,000	2,677,057
Powszechny Zaklad Ubezpieczen SA (Poland)	131,441	1,388,066
Progressive Corp. (The)	26,362	1,908,345
Prudential PLC (United Kingdom)	101,307	1,949,698
Reinsurance Group of America, Inc.	1,200	195,672
Sampo OYJ (Finland) (Class A Stock)	43,085	1,881,172
Sompo Holdings, Inc. (Japan)	57,200	2,242,121
Steadfast Group Ltd. (Australia)	240,705	588,217
Suncorp Group Ltd. (Australia)	177,281	1,612,391
Willis Towers Watson PLC	47,814	9,655,559

SEE NOTES TO FINANCIAL STATEMENTS.

A396

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Zurich Insurance Group AG (Switzerland)	11,001	$4,512,713

		101,246,481

Interactive Media & Services — 3.1%
58.com, Inc. (China), ADR*	41,340	2,675,938
Alphabet, Inc. (Class A Stock)*	2,661	3,564,117
Alphabet, Inc. (Class C Stock)*	22,869	30,576,310
Facebook, Inc. (Class A Stock)*	122,775	25,199,569
IAC/InterActiveCorp*	9,492	2,364,552
JOYY, Inc. (China), ADR*(a)	7,000	369,530
Mail.Ru Group Ltd. (Russia), GDR*	35,848	804,313
Match Group, Inc.*(a)	6,329	519,674
NAVER Corp. (South Korea)	35,339	5,688,294
Scout24 AG (Germany), 144A	17,398	1,154,130
Snap, Inc. (Class A Stock)*	196,556	3,209,759
Solocal Group (France)*(a)	311,441	193,344
Tencent Holdings Ltd. (China)	219,500	10,565,361
Tencent Holdings Ltd. (China), ADR	28,427	1,364,780
Wise Talent Information Technology Co. Ltd. (China)*	187,600	368,086
Z Holdings Corp. (Japan)	680,100	2,870,347
Zillow Group, Inc. (Class A Stock)*	12,350	564,889
Zillow Group, Inc. (Class C Stock)*(a)	6,920	317,905

		92,370,898

Internet & Direct Marketing Retail — 2.8%
Alibaba Group Holding Ltd. (China), ADR*	91,624	19,433,450
Amazon.com, Inc.*	18,682	34,521,347
ASOS PLC (United Kingdom)*	47,327	2,120,753
Booking Holdings, Inc.*	3,509	7,206,539
Demae-Can Co. Ltd. (Japan)	6,500	67,096
Etsy, Inc.*	12,100	536,030
Farfetch Ltd. (United Kingdom) (Class A Stock)*(a)	66,496	688,234
Groupon, Inc.*	51,813	123,833
Grubhub, Inc.*(a)	6,600	321,024
MercadoLibre, Inc. (Argentina)*	2,817	1,611,155
Naspers Ltd. (South Africa) (Class N Stock)	36,311	5,944,854
Ocado Group PLC (United Kingdom)*	78,939	1,339,983
Prosus NV (China)*	53,521	4,002,221
Quotient Technology, Inc.*	47,100	464,406
Shop Apotheke Europe NV (Netherlands), 144A*(a)	7,499	367,155
Takeaway.com NV (Netherlands), 144A*(a)	7,843	724,940
Trainline PLC (United Kingdom), 144A*	109,087	732,818
Trip.com Group Ltd. (China), ADR*	12,220	409,859
Wayfair, Inc. (Class A Stock)*(a)	5,310	479,865
Zalando SE (Germany), 144A*	34,217	1,735,239
ZOZO, Inc. (Japan)	10,200	194,975

		83,025,776

IT Services — 4.0%
Accenture PLC (Class A Stock)	27,910	5,877,009
Adyen NV (Netherlands), 144A*	415	340,500

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Amadeus IT Group SA (Spain)	56,371	$4,608,178
Automatic Data Processing, Inc.	16,830	2,869,515
Black Knight, Inc.*	23,608	1,522,244
Booz Allen Hamilton Holding Corp.	23,494	1,671,128
CACI International, Inc. (Class A Stock)*	2,020	504,980
CSG Systems International, Inc.(a)	12,142	628,713
EPAM Systems, Inc.*	7,734	1,640,845
Euronet Worldwide, Inc.*	4,899	771,886
Fidelity National Information Services, Inc.	85,486	11,890,248
Fiserv, Inc.*	40,153	4,642,891
FleetCor Technologies, Inc.*	20,952	6,028,310
Fujitsu Ltd. (Japan)	28,100	2,642,562
Global Payments, Inc.	46,182	8,430,986
GoDaddy, Inc. (Class A Stock)*	11,700	794,664
Hexaware Technologies Ltd. (India)	99,303	465,864
Indra Sistemas SA (Spain)*	78,393	898,902
Keywords Studios PLC (Ireland)	37,598	750,608
Mastercard, Inc. (Class A Stock)	54,341	16,225,679
MAXIMUS, Inc.	8,310	618,181
NET One Systems Co. Ltd. (Japan)	20,600	527,020
Network International Holdings PLC (United Arab Emirates), 144A*	327,652	2,783,748
NEXTDC Ltd. (Australia)*	88,153	407,958
Okta, Inc.*(a)	7,500	865,275
PayPal Holdings, Inc.*	42,196	4,564,341
Shopify, Inc. (Canada) (Class A Stock)*	7,301	2,902,858
Square, Inc. (Class A Stock)*	6,583	411,833
StoneCo Ltd. (Brazil) (Class A Stock)*(a)	84,996	3,390,491
Twilio, Inc. (Class A Stock)*(a)	8,000	786,240
Visa, Inc. (Class A Stock)(a)	141,428	26,574,321
WEX, Inc.*	3,300	691,218
Wix.com Ltd. (Israel)*	11,869	1,452,528

		119,181,724

Leisure Products — 0.2%
American Outdoor Brands Corp.*	12,600	116,928
Brunswick Corp.	11,385	682,872
Polaris, Inc.	4,904	498,737
Sega Sammy Holdings, Inc. (Japan)	64,100	927,283
Spin Master Corp. (Canada), 144A*	28,445	866,132
Thule Group AB (Sweden), 144A	51,627	1,190,666

		4,282,618

Life Sciences Tools & Services — 1.1%
Agilent Technologies, Inc.	37,760	3,221,305
Bio-Techne Corp.	3,663	804,065
Charles River Laboratories International, Inc.*	4,910	750,052
Eurofins Scientific SE (Luxembourg)	1,657	919,002
Evotec SE (Germany)*(a)	26,537	692,641
Lonza Group AG (Switzerland)*	11,117	4,056,551
PRA Health Sciences, Inc.*	3,000	333,450
Syneos Health, Inc.*	6,010	357,445
Tecan Group AG (Switzerland)	4,325	1,215,253

SEE NOTES TO FINANCIAL STATEMENTS.

A397

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	57,975	$18,834,338

		31,184,102

Machinery — 1.3%
Aalberts NV (Netherlands)	11,323	508,770
Aida Engineering Ltd. (Japan)	36,700	328,677
Aumann AG (Germany), 144A(a)	5,258	92,228
Caterpillar, Inc.	17,236	2,545,412
Colfax Corp.*(a)	18,979	690,456
Cummins, Inc.	5,006	895,874
Deere & Co.	24,482	4,241,751
Douglas Dynamics, Inc.	12,125	666,875
Dover Corp.	5,713	658,480
Escorts Ltd. (India)	42,336	373,777
Fortive Corp.	33,328	2,545,926
Fujitec Co. Ltd. (Japan)	43,000	697,296
GEA Group AG (Germany)	47,597	1,570,742
Graco, Inc.	17,523	911,196
Hoshizaki Corp. (Japan)	17,100	1,525,127
Illinois Tool Works, Inc.	16,724	3,004,132
Impro Precision Industries Ltd., 144A	880,000	362,161
Knorr-Bremse AG (Germany)	12,604	1,289,823
Konecranes OYJ (Finland)	10,728	329,866
Lincoln Electric Holdings, Inc.	8,515	823,656
Manitowoc Co., Inc. (The)*	16,727	292,723
METAWATER Co. Ltd. (Japan)	12,800	512,648
Middleby Corp. (The)*	6,065	664,239
Miura Co. Ltd. (Japan)	12,800	442,965
Norma Group SE (Germany)	12,071	516,338
Obara Group, Inc. (Japan)	12,100	407,571
Omega Flex, Inc.(a)	4,830	518,211
Oshkosh Corp.	7,744	732,970
PACCAR, Inc.	29,048	2,297,697
Piovan SpA (Italy), 144A	27,043	178,115
Proto Labs, Inc.*	4,820	489,471
Rotork PLC (United Kingdom)	110,372	489,796
Spirax-Sarco Engineering PLC (United Kingdom)	5,368	632,370
Stanley Black & Decker, Inc.	13,105	2,172,023
Timken Co. (The)	12,300	692,613
Toro Co. (The)	9,900	788,733
Trinity Industries, Inc.(a)	23,500	520,525
Wabash National Corp.(a)	24,400	358,436
WABCO Holdings, Inc.*	4,035	546,742
Weir Group PLC (The) (United Kingdom)	52,312	1,046,537
Welbilt, Inc.*(a)	34,910	544,945

		38,907,893

Marine — 0.1%
Kirby Corp.*	6,816	610,236
SITC International Holdings Co. Ltd. (China)	628,000	767,367

		1,377,603

Media — 0.8%
A.H. Belo Corp. (Class A Stock)	22,967	64,767
Altice USA, Inc. (Class A Stock)*	70,981	1,940,621

COMMON STOCKS (continued)	Shares	Value
Media (continued)
Ascential PLC (United Kingdom), 144A	330,098	$1,718,185
Comcast Corp. (Class A Stock)	98,557	4,432,108
Criteo SA (France), ADR*	19,292	334,330
CyberAgent, Inc. (Japan)	13,300	463,797
Daily Journal Corp.*(a)	1,260	365,929
Eutelsat Communications SA (France)	55,950	910,086
Fox Corp. (Class A Stock)	29,612	1,097,717
Gannett Co., Inc.	28,220	180,044
John Wiley & Sons, Inc. (Class A Stock)	10,300	499,756
Liberty Broadband Corp. (Class C Stock)*	9,840	1,237,380
Liberty Global PLC (United Kingdom) (Class C Stock)*	28,273	616,210
Liberty Latin America Ltd. (Chile) (Class A Stock)*	9,292	179,336
Liberty Latin America Ltd. (Chile) (Class C Stock)*	102,838	2,001,228
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	7,610	367,867
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	10,030	482,844
Omnicom Group, Inc.(a)	6,931	561,550
oOh!media Ltd. (Australia)	157,044	402,015
Sirius XM Holdings, Inc.(a)	113,247	809,716
WPP PLC (United Kingdom)	198,479	2,813,137
YouGov PLC (United Kingdom)	93,076	793,253

		22,271,876

Metals & Mining — 0.8%
Alcoa Corp.*	14,800	318,348
Antofagasta PLC (Chile)	97,115	1,186,803
BHP Group Ltd. (Australia)	148,438	4,060,257
Compass Minerals International, Inc.(a)	8,930	544,373
Franco-Nevada Corp. (Canada)	24,354	2,514,826
Freeport-McMoRan, Inc.	315,885	4,144,411
Hitachi Metals Ltd. (Japan)	141,700	2,086,206
Mitsui Mining & Smelting Co. Ltd. (Japan)	39,500	1,053,690
Reliance Steel & Aluminum Co.	7,285	872,452
Royal Gold, Inc.	5,280	645,480
South32 Ltd. (Australia)	2,027,957	3,843,077
Southern Copper Corp. (Peru)	28,096	1,193,518
Steel Dynamics, Inc.	17,400	592,296
United States Steel Corp.(a)	25,100	286,391

		23,342,128

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
AGNC Investment Corp.	51,910	917,769
Annaly Capital Management, Inc.	112,277	1,057,649
Apollo Commercial Real Estate Finance, Inc.(a)	31,855	582,628
Cherry Hill Mortgage Investment Corp.(a)	34,600	504,814
Ellington Residential Mortgage REIT(a)	26,122	283,424
Granite Point Mortgage Trust, Inc.	28,881	530,833
Ready Capital Corp.	26,608	410,295
Redwood Trust, Inc.(a)	34,315	567,570

SEE NOTES TO FINANCIAL STATEMENTS.

A398

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) (continued)
Two Harbors Investment Corp.	44,476	$650,239

		5,505,221

Multiline Retail — 0.6%
Dollar General Corp.	50,470	7,872,311
Dollar Tree, Inc.*	62,491	5,877,278
Next PLC (United Kingdom)	24,822	2,306,173
Pan Pacific International Holdings Corp. (Japan)	62,700	1,040,749

		17,096,511

Multi-Utilities — 0.8%
Ameren Corp.	5,403	414,950
Black Hills Corp.	8,195	643,635
CenterPoint Energy, Inc.	89,491	2,440,420
Engie SA (France)	171,108	2,766,106
NiSource, Inc.	51,171	1,424,601
Sempra Energy	106,242	16,093,538

		23,783,250

Oil, Gas & Consumable Fuels — 2.4%
BP PLC (United Kingdom), ADR(a)	142,665	5,384,177
Cheniere Energy, Inc.*	1,919	117,193
Concho Resources, Inc.	3,650	319,630
ConocoPhillips	40,655	2,643,795
Continental Resources, Inc.	19,976	685,177
Delek US Holdings, Inc.	1,871	62,735
Devon Energy Corp.	41,380	1,074,639
Eni SpA (Italy)	132,491	2,056,493
EOG Resources, Inc.	103,087	8,634,567
Galp Energia SGPS SA (Portugal)	388,193	6,505,985
Gulfport Energy Corp.*	47,066	143,081
Kosmos Energy Ltd. (Ghana)	52,866	301,336
Marathon Petroleum Corp.	17,926	1,080,041
Matador Resources Co.*(a)	19,200	345,024
Noble Energy, Inc.	43,223	1,073,659
Occidental Petroleum Corp.	105,404	4,343,699
Panhandle Oil & Gas, Inc. (Class A Stock)	20,600	230,926
Parsley Energy, Inc. (Class A Stock)	23,500	444,385
Petronet LNG Ltd. (India)	246,726	927,348
Pioneer Natural Resources Co.	15,783	2,389,073
Renewable Energy Group, Inc.*(a)	17,419	469,442
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	164,341	4,891,570
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	373,894	2,438,783
SM Energy Co.(a)	40,631	456,692
Targa Resources Corp.	11,090	452,805
TC Energy Corp. (Canada), (NYSE)	147,980	7,888,814
TC Energy Corp. (Canada), (XTSE)	45,800	2,439,281
TOTAL SA (France)	205,365	11,371,454
TOTAL SA (France), ADR	2,439	134,877
World Fuel Services Corp.	10,100	438,542
WPX Energy, Inc.*	35,600	489,144
Zion Oil & Gas, Inc.*	103,900	17,933

		70,252,300

COMMON STOCKS (continued)	Shares	Value
Paper & Forest Products — 0.0%
Verso Corp. (Class A Stock)*	20,900	$376,827

Personal Products — 0.2%
Edgewell Personal Care Co.*	11,320	350,467
LG Household & Health Care Ltd. (South Korea)	1,623	1,765,361
Medifast, Inc.(a)	3,750	410,925
Natural Health Trends Corp.(a)	14,760	79,409
Unilever NV (United Kingdom)	38,268	2,203,695

		4,809,857

Pharmaceuticals — 2.8%
Ampio Pharmaceuticals, Inc.*(a)	113,200	65,996
Astellas Pharma, Inc. (Japan)	212,200	3,625,951
AstraZeneca PLC (United Kingdom), ADR	112,400	5,604,264
Bayer AG (Germany)	97,338	7,946,148
Chugai Pharmaceutical Co. Ltd. (Japan)	21,500	1,986,306
Daiichi Sankyo Co. Ltd. (Japan)	18,700	1,235,791
Elanco Animal Health, Inc.*	110,584	3,256,699
GlaxoSmithKline PLC (United Kingdom), ADR	123,478	5,802,231
Intra-Cellular Therapies, Inc.*(a)	19,340	663,555
Johnson & Johnson	36,710	5,354,888
Laboratorios Farmaceuticos Rovi SA (Spain)	28,052	770,234
Livzon Pharmaceutical Group, Inc. (China) (Class H Stock)	1,910	5,960
Merck & Co., Inc.	43,174	3,926,675
Novartis AG (Switzerland)	61,377	5,821,944
Otsuka Holdings Co. Ltd. (Japan)	74,800	3,339,875
Pacira BioSciences, Inc.*	10,195	461,834
Pfizer, Inc.	203,133	7,958,751
Roche Holding AG (Switzerland)	30,768	9,984,240
SSY Group Ltd. (Hong Kong)	664,000	537,392
Supernus Pharmaceuticals, Inc.*	12,950	307,174
Takeda Pharmaceutical Co. Ltd. (Japan)	257,993	10,215,097
Theravance Biopharma, Inc.*(a)	16,590	429,515
Torrent Pharmaceuticals Ltd. (India)	20,176	522,668
Zoetis, Inc.	30,813	4,078,101

		83,901,289

Professional Services — 0.6%
Adecco Group AG (Switzerland)	21,032	1,329,313
CBIZ, Inc.*	24,751	667,287
Clarivate Analytics PLC (United Kingdom)*	47,595	799,596
CoStar Group, Inc.*	4,486	2,683,974
DKSH Holding AG (Switzerland)	10,913	594,728
en-japan, Inc. (Japan)	26,800	1,167,145
Equifax, Inc.	29,838	4,180,901
Exponent, Inc.	10,000	690,100
IHS Markit Ltd.*(a)	4,647	350,152
Insperity, Inc.	6,600	567,864
Intertrust NV (Netherlands), 144A	28,988	563,315
ManpowerGroup, Inc.	5,471	531,234
Outsourcing, Inc. (Japan)	76,800	809,612

SEE NOTES TO FINANCIAL STATEMENTS.

A399

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Professional Services (continued)
Persol Holdings Co. Ltd. (Japan)	110,400	$2,064,647
TeamLease Services Ltd. (India)*	10,677	371,279
TransUnion	12,140	1,039,305
UT Group Co. Ltd. (Japan)	10,400	310,924

		18,721,376

Real Estate Management & Development — 0.4%
Aedas Homes SAU (Spain), 144A*	23,907	576,090
Altus Group Ltd. (Canada)(a)	23,000	672,350
Deutsche Wohnen SE (Germany)	30,534	1,253,260
Heiwa Real Estate Co. Ltd. (Japan)	27,000	740,941
Hongkong Land Holdings Ltd. (Hong Kong)	152,800	879,753
Iguatemi Empresa de Shopping Centers SA (Brazil)	45,600	599,657
Instone Real Estate Group AG (Germany), 144A*	26,351	653,573
Jones Lang LaSalle, Inc.	5,436	946,353
Mitsubishi Estate Co. Ltd. (Japan)	99,300	1,896,952
PSP Swiss Property AG (Switzerland)	12,398	1,712,240
RE/MAX Holdings, Inc. (Class A Stock)(a)	13,900	535,011
Realogy Holdings Corp.(a)	22,974	222,388
RMR Group, Inc. (The) (Class A Stock)	6,274	286,346
St. Joe Co. (The)*(a)	29,600	586,968
Tokyo Tatemono Co. Ltd. (Japan)	24,200	378,100

		11,939,982

Road & Rail — 0.6%
Canadian Pacific Railway Ltd. (Canada), (NYSE)	2,640	673,068
Canadian Pacific Railway Ltd. (Canada), (XTSE)	5,599	1,427,313
Hertz Global Holdings, Inc.*	23,459	369,479
J.B. Hunt Transport Services, Inc.(a)	18,453	2,154,941
Kansas City Southern(a)	5,581	854,786
Norfolk Southern Corp.	12,515	2,429,537
Union Pacific Corp.	59,437	10,745,615

		18,654,739

Semiconductors & Semiconductor Equipment — 3.7%
Advanced Micro Devices, Inc.*	47,614	2,183,578
AIXTRON SE (Germany)*(a)	103,563	994,600
Amkor Technology, Inc.*	45,333	589,329
ams AG (Austria)*	8,055	327,205
Applied Materials, Inc.	117,591	7,177,755
ASML Holding NV (Netherlands), (BATE)	28,738	8,547,449
ASML Holding NV (Netherlands), (XNGS)(a)	4,855	1,436,789
Broadcom, Inc.	21,570	6,816,551
Cree, Inc.*	9,804	452,455
Cypress Semiconductor Corp.	31,429	733,239
Disco Corp. (Japan)	10,400	2,457,781
IQE PLC (United Kingdom)*(a)	859,165	556,459
KLA Corp.	4,631	825,105
Lam Research Corp.	2,634	770,182
Machvision, Inc. (Taiwan)	36,000	434,289

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Marvell Technology Group Ltd.	85,542	$2,271,995
Maxim Integrated Products, Inc.	42,865	2,636,626
MaxLinear, Inc.*	22,200	471,084
Microchip Technology, Inc.(a)	20,112	2,106,129
Micron Technology, Inc.*	101,366	5,451,463
Monolithic Power Systems, Inc.	4,552	810,347
NVIDIA Corp.	9,122	2,146,407
NXP Semiconductors NV (Netherlands)	133,329	16,967,449
QUALCOMM, Inc.	135,375	11,944,136
Silergy Corp. (China)	35,000	1,116,453
Skyworks Solutions, Inc.	7,622	921,347
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	937,000	10,402,447
Texas Instruments, Inc.	85,929	11,023,831
Tokyo Electron Ltd. (Japan)	9,100	1,982,482
Ultra Clean Holdings, Inc.*	22,500	528,075
Universal Display Corp.	4,300	886,101
Xilinx, Inc.	17,944	1,754,385
Xperi Corp.	21,100	390,350

		108,113,873

Software — 4.2%
2U, Inc.*(a)	11,300	271,087
ACI Worldwide, Inc.*	21,058	797,782
Aspen Technology, Inc.*	6,268	757,989
Atlassian Corp. PLC (Class A Stock)*	1,921	231,173
CDK Global, Inc.	10,660	582,889
Cerence, Inc.*	11,555	261,490
Ceridian HCM Holding, Inc.*(a)	34,677	2,353,875
Cornerstone OnDemand, Inc.*	6,774	396,618
Cyient Ltd. (India)	35,063	201,989
Descartes Systems Group, Inc. (The) (Canada)*	15,500	662,470
Digimarc Corp.*(a)	9,890	331,908
DocuSign, Inc.*	14,133	1,047,397
Fair Isaac Corp.*	2,770	1,037,864
Finjan Holdings, Inc.*(a)	67,150	134,971
First Derivatives PLC (United Kingdom)	23,612	859,336
Globant SA (Argentina)*	8,368	887,426
Guidewire Software, Inc.*(a)	8,501	933,155
Intuit, Inc.	28,505	7,466,315
j2 Global, Inc.(a)	6,850	641,913
JMDC, Inc. (Japan)*	2,100	86,876
Manhattan Associates, Inc.*	10,653	849,577
Microsoft Corp.	373,374	58,881,080
Money Forward, Inc. (Japan)*	4,700	226,950
Netcompany Group A/S (Denmark), 144A*	13,216	628,176
Nuance Communications, Inc.*	30,045	535,702
Palo Alto Networks, Inc.*	5,207	1,204,119
Paycom Software, Inc.*	6,686	1,770,185
Pegasystems, Inc.	8,400	669,060
PTC, Inc.*	8,753	655,512
salesforce.com, Inc.*	49,740	8,089,714
Sansan, Inc. (Japan)*	10,000	506,809
SAP SE (Germany)	24,559	3,332,198
ServiceNow, Inc.*(a)	23,800	6,719,216
Slack Technologies, Inc. (Class A Stock)*(a)	22,488	505,530

SEE NOTES TO FINANCIAL STATEMENTS.

A400

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Splunk, Inc.*(a)	27,027	$4,047,834
SS&C Technologies Holdings, Inc.	13,767	845,294
Synopsys, Inc.*	20,622	2,870,582
TeamViewer AG (Germany)*	47,574	1,727,272
Trade Desk, Inc. (The) (Class A Stock)*	2,710	704,004
Trend Micro, Inc. (Japan)	15,900	813,104
VMware, Inc. (Class A Stock)*	26,426	4,011,203
WANdisco PLC (United Kingdom)*	39,026	230,902
Workday, Inc. (Class A Stock)*	26,231	4,313,688
Xero Ltd. (New Zealand)*	7,564	425,201
Zendesk, Inc.*	5,400	413,802

		124,921,237

Specialty Retail — 0.8%
Burlington Stores, Inc.*	5,332	1,215,856
Carvana Co.*(a)	4,262	392,317
Dick’s Sporting Goods, Inc.	13,828	684,348
Five Below, Inc.*	5,700	728,802
Francesca’s Holdings Corp.*(a)	1,438	14,926
Grupo SBF SA (Brazil)*	44,800	391,793
Hikari Tsushin, Inc. (Japan)	2,500	627,330
Home Depot, Inc. (The)	15,453	3,374,626
Michaels Cos., Inc. (The)*	19,790	160,101
Monro, Inc.(a)	6,720	525,504
Nextage Co. Ltd. (Japan)(a)	22,100	259,220
Office Depot, Inc.	165,042	452,215
O’Reilly Automotive, Inc.*	4,012	1,758,299
RH*(a)	3,512	749,812
Ross Stores, Inc.	65,597	7,636,803
SMCP SA (France), 144A*(a)	42,144	448,136
TJX Cos., Inc. (The)	7,495	457,645
Tractor Supply Co.	12,493	1,167,346
VT Holdings Co. Ltd. (Japan)	60,400	267,956
Watches of Switzerland Group PLC (United Kingdom), 144A*	94,857	471,619
Yellow Hat Ltd. (Japan)	33,500	600,716
Zhongsheng Group Holdings Ltd. (China)	135,000	553,175

		22,938,545

Technology Hardware, Storage & Peripherals — 1.4%
3D Systems Corp.*	8,126	71,103
Apple, Inc.	93,450	27,441,593
Dell Technologies, Inc. (Class C Stock)*	8,825	453,517
NCR Corp.*	19,284	678,025
Samsung Electronics Co. Ltd. (South Korea)	270,349	13,011,551
Wiwynn Corp. (Taiwan)	26,000	553,389
Xaar PLC (United Kingdom)*	81,847	59,926

		42,269,104

Textiles, Apparel & Luxury Goods — 0.6%
Asics Corp. (Japan)	109,400	1,818,697
Brunello Cucinelli SpA (Italy)	9,627	341,217
Burberry Group PLC (United Kingdom)	42,261	1,244,818
Carter’s, Inc.	4,530	495,310
Columbia Sportswear Co.	4,620	462,878

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
EssilorLuxottica SA (France)	26,751	$4,087,162
Hugo Boss AG (Germany)	5,438	264,944
Li Ning Co. Ltd. (China)	152,000	456,544
Lululemon Athletica, Inc.*	12,001	2,780,272
Luthai Textile Co. Ltd. (China) (Class B Stock)	274,376	250,905
LVMH Moet Hennessy Louis Vuitton SE (France)	1,917	892,618
NIKE, Inc. (Class B Stock)	31,789	3,220,543
Skechers U.S.A., Inc. (Class A Stock)*	17,860	771,373
VF Corp.	7,691	766,485

		17,853,766

Thrifts & Mortgage Finance — 0.3%
Aruhi Corp. (Japan)(a)	14,300	293,789
Hingham Institution for Savings	2,590	544,418
Housing Development Finance Corp. Ltd. (India)	182,352	6,171,155
LendingTree, Inc.*(a)	570	172,961
New York Community Bancorp, Inc.	48,696	585,326
Ocwen Financial Corp.*	88,018	120,584
Radian Group, Inc.	25,380	638,561
Severn Bancorp, Inc.	726	6,759
TFS Financial Corp.	29,900	588,432
Waterstone Financial, Inc.	30,560	581,557

		9,703,542

Tobacco — 0.5%
British American Tobacco PLC (United Kingdom)	131,123	5,619,407
Japan Tobacco, Inc. (Japan)	91,200	2,032,600
Philip Morris International, Inc.	79,239	6,742,446
Universal Corp.	1,900	108,414
Vector Group Ltd.	17,689	236,856

		14,739,723

Trading Companies & Distributors — 0.3%
AeroCentury Corp.*	5,670	25,515
Brenntag AG (Germany)	6,991	382,710
Hanwa Co. Ltd. (Japan)	25,000	654,219
HD Supply Holdings, Inc.*	2,300	92,506
Herc Holdings, Inc.*	10,002	489,498
Huttig Building Products, Inc.*(a)	39,950	61,523
IMCD NV (Netherlands)	9,993	874,672
SiteOne Landscape Supply, Inc.*(a)	5,800	525,770
Sumitomo Corp. (Japan)	163,200	2,419,753
United Rentals, Inc.*	14,722	2,455,188

		7,981,354

Transportation Infrastructure — 0.0%
Beijing Capital International Airport Co. Ltd. (China) (Class H Stock)	490,000	474,726

Water Utilities — 0.1%
American States Water Co.	7,975	690,954
American Water Works Co., Inc.	16,910	2,077,394
Aqua America, Inc.	4,400	206,536
Artesian Resources Corp. (Class A Stock)	10,910	405,961

SEE NOTES TO FINANCIAL STATEMENTS.

A401

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)		Shares	Value
Water Utilities (continued)
California Water Service Group		10,902	$562,107

			3,942,952

Wireless Telecommunication Services — 0.2%
Gogo, Inc.*(a)		26,110	167,104
Shenandoah Telecommunications Co.		14,800	615,828
Vodafone Group PLC (United Kingdom)		2,400,907	4,681,382

			5,464,314

TOTAL COMMON STOCKS (cost $1,957,782,328)			2,257,042,589

PREFERRED STOCKS — 0.2%
Electric Utilities — 0.1%
Southern Co. (The), CVT, 6.750%		30,625	1,650,688

Health Care Equipment & Supplies — 0.1%
Becton, Dickinson & Co., Series A, CVT, 6.125%		13,285	869,636
Sartorius AG (Germany) (PRFC)		2,912	626,778

			1,496,414

Machinery — 0.0%
Fortive Corp., Series A, CVT, 5.000%(a)		402	391,050
Marcopolo SA (Brazil) (PRFC)		580,600	649,489

			1,040,539

Multi-Utilities — 0.0%
Sempra Energy, Series A, CVT, 6.000%		7,303	876,506
Sempra Energy, Series B, CVT, 6.750%(a)		2,628	312,916

			1,189,422

Semiconductors & Semiconductor Equipment — 0.0%
Broadcom, Inc., Series A, CVT, 8.000%(a)		924	1,088,444

TOTAL PREFERRED STOCKS (cost $5,581,333)			6,465,507

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.4%
Automobiles — 0.1%
AmeriCredit Automobile Receivables Trust,
Series 2017-01, Class A3
1.870%	08/18/21	2	1,838
Avis Budget Rental Car Funding AESOP LLC,
Series 2016-02A, Class A, 144A
2.720%	11/20/22	485	488,043
Series 2017-01A, Class B, 144A
3.410%	09/20/23	500	508,293
Series 2019-01A, Class A, 144A
3.450%	03/20/23	245	250,528

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Series 2019-02A, Class B, 144A
3.550%	09/22/25	345	$357,340
BMW Vehicle Lease Trust,
Series 2017-02, Class A3
2.070%	10/20/20	33	32,932
CarMax Auto Owner Trust,
Series 2017-04, Class A3
2.110%	10/17/22	59	58,795
Series 2018-02, Class A3
2.980%	01/17/23	220	222,221
Enterprise Fleet Financing LLC,
Series 2017-01, Class A2, 144A
2.130%	07/20/22	18	17,777
GM Financial Consumer Automobile Receivables Trust,
Series 2018-02, Class A3
2.810%	12/16/22	330	332,567
GMF Floorplan Owner Revolving Trust,
Series 2017-01, Class A1, 144A
2.220%	01/18/22	130	130,003
Hyundai Auto Receivables Trust,
Series 2018-A, Class A3
2.790%	07/15/22	165	166,168
Santander Drive Auto Receivables Trust,
Series 2018-02, Class B
3.030%	09/15/22	160	160,916
Santander Retail Auto Lease Trust,
Series 2019-A, Class A3, 144A
2.770%	06/20/22	355	358,971
World Omni Auto Receivables Trust,
Series 2016-A, Class A3
1.770%	09/15/21	18	17,897

			3,104,289

Collateralized Loan Obligations — 0.1%
Allegro CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.000%)
2.780%(c)	07/25/27	361	360,582
CIFC Funding Ltd. (Cayman Islands),
Series 2015-05A, Class A1R, 144A, 3 Month LIBOR + 0.860% (Cap N/A, Floor 0.000%)
2.800%(c)	10/25/27	420	419,138
Magnetite Ltd. (Cayman Islands),
Series 2019-23A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.170%(c)	10/25/32	545	544,812
Octagon Investment Partners Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.851%(c)	07/15/27	250	249,447
OZLM Ltd. (Cayman Islands),
Series 2014-08A, Class A1RR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
3.172%(c)	10/17/29	430	428,167

			2,002,146

SEE NOTES TO FINANCIAL STATEMENTS.

A402

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Credit Cards — 0.0%
Barclays Dryrock Issuance Trust,
Series 2015-01, Class A
2.200%	12/15/22	100	$100,009
Synchrony Credit Card Master Note Trust,
Series 2017-02, Class A
2.620%	10/15/25	155	157,382

			257,391

Equipment — 0.0%
CNH Equipment Trust,
Series 2017-C, Class A3
2.080%	02/15/23	204	203,856
Series 2019-C, Class B
2.350%	04/15/27	715	717,392
GreatAmerica Leasing Receivables Funding LLC,
Series 2018-01, Class A3, 144A
2.600%	06/15/21	114	114,635
MMAF Equipment Finance LLC,
Series 2017-B, Class A3, 144A
2.210%	10/17/22	301	301,288
Volvo Financial Equipment LLC,
Series 2017-01A, Class A3, 144A
1.920%	03/15/21	13	12,902

			1,350,073

Other — 0.1%
Arbys Funding LLC,
Series 2015-01A, Class A2, 144A
4.969%	10/30/45	192	195,901
BRE Grand Islander Timeshare Issuer LLC,
Series 2019-A, Class A, 144A
3.280%	09/26/33	159	161,646
Driven Brands Funding LLC,
Series 2019-01A, Class A2, 144A
4.641%	04/20/49	308	317,448
Elara HGV Timeshare Issuer LLC,
Series 2017-A, Class A, 144A
2.690%	03/25/30	67	67,945
Hardee’s Funding LLC,
Series 2018-01A, Class A2I, 144A
4.250%	06/20/48	153	153,950
Series 2018-01A, Class A2II, 144A
4.959%	06/20/48	375	384,113
Jimmy Johns Funding LLC,
Series 2017-01A, Class A2I, 144A
3.610%	07/30/47	132	132,449
MVW Owner Trust,
Series 2014-01A, Class A, 144A
2.250%	09/22/31	19	18,547
Planet Fitness Master Issuer LLC,
Series 2018-01A, Class A2I, 144A
4.262%	09/05/48	672	681,580
Sonic Capital LLC,
Series 2018-01A, Class A2, 144A
4.026%	02/20/48	49	50,431
Verizon Owner Trust,
Series 2017-01A, Class C, 144A
2.650%	09/20/21	490	490,884

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other (continued)
Wendy’s Funding LLC,
Series 2018-01A, Class A2I, 144A
3.573%	03/15/48	113	$113,747

			2,768,641

Residential Mortgage-Backed Securities — 0.0%
Mill City Mortgage Loan Trust,
Series 2016-01, Class A1, 144A
2.500%(cc)	04/25/57	36	35,907
Series 2018-01, Class A1, 144A
3.250%(cc)	05/25/62	253	257,247
Towd Point Mortgage Trust,
Series 2015-04, Class A1B, 144A
2.750%(cc)	04/25/55	27	27,080
Series 2016-01, Class A1B, 144A
2.750%(cc)	02/25/55	49	48,669
Series 2016-02, Class A1A, 144A
2.750%(cc)	08/25/55	51	51,237
Series 2016-03, Class A1, 144A
2.250%(cc)	04/25/56	48	47,490
Series 2017-06, Class A1, 144A
2.750%(cc)	10/25/57	313	314,781
Series 2018-01, Class A1, 144A
3.000%(cc)	01/25/58	98	99,217

			881,628

Student Loans — 0.1%
Navient Private Education Refi Loan Trust,
Series 2019-CA, Class A2, 144A
3.130%	02/15/68	510	516,330
Series 2019-FA, Class A2, 144A
2.600%	08/15/68	545	544,767
Series 2019-GA, Class A, 144A
2.400%	10/15/68	1,130	1,125,622
SMB Private Education Loan Trust,
Series 2018-B, Class A2A, 144A
3.600%	01/15/37	250	257,263

			2,443,982

TOTAL ASSET-BACKED SECURITIES (cost $12,709,611)			12,808,150

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
Atrium Hotel Portfolio Trust,
Series 2017-ATRM, Class A, 144A, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.930%)
2.670%(c)	12/15/36	395	393,674
BBCMS Mortgage Trust,
Series 2019-BWAY, Class D, 144A, 1 Month LIBOR + 2.160% (Cap N/A, Floor 2.160%)
3.900%(c)	11/25/34	190	188,989
BFLD,
Series 2019-DPLO, Class C, 144A, 1 Month LIBOR + 1.540% (Cap N/A, Floor 1.540%)
3.280%(c)	10/15/34	580	578,515
Cantor Commercial Real Estate Lending,
Series 2019-CF01, Class 65A, 144A
4.411%(cc)	05/15/52	155	162,543

SEE NOTES TO FINANCIAL STATEMENTS.

A403

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CGGS Commercial Mortgage Trust,
Series 2018-WSS, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
2.640%(c)	02/15/37	450	$449,389
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class AS
4.026%	05/10/47	50	52,688
Series 2015-GC27, Class A5
3.137%	02/10/48	235	242,828
Series 2016-GC36, Class A5
3.616%	02/10/49	400	425,104
Series 2017-P07, Class AS
3.915%	04/14/50	195	209,074
Commercial Mortgage Trust,
Series 2014-LC15, Class B
4.599%(cc)	04/10/47	20	21,271
Series 2015-CR26, Class A4
3.630%	10/10/48	400	424,060
Series 2015-LC21, Class A4
3.708%	07/10/48	260	276,068
Series 2015-PC01, Class A5
3.902%	07/10/50	190	202,618
Series 2017-PANW, Class A, 144A
3.244%	10/10/29	370	381,590
FHLMC Multifamily Structured Pass-Through Certificates,
Series K023, Class A1
1.583%	04/25/22	26	26,113
Series K025, Class A1
1.875%	04/25/22	6	5,610
Series K057, Class A1
2.206%	06/25/25	144	144,190
Series K068, Class A1
2.952%	02/25/27	180	185,106
Series K716, Class A1
2.413%	01/25/21	3	2,941
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class C, 144A
3.750%	12/10/36	555	567,498
Great Wolf Trust,
Series 2019-WOLF, Class D, 144A, 1 Month LIBOR + 1.933% (Cap N/A, Floor 1.933%)
3.655%(c)	12/15/29	275	274,746
GS Mortgage Securities Trust,
Series 2014-GC26, Class A5
3.629%	11/10/47	245	258,451
Series 2018-GS09, Class A4
3.992%(cc)	03/10/51	180	197,408
Series 2019-GSA01, Class B
3.511%	11/10/52	490	498,963
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class AS
4.243%(cc)	04/15/47	30	31,943
Series 2015-C31, Class A3
3.801%	08/15/48	150	160,195
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A4
3.144%	06/15/49	110	113,937

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class A5
3.741%	08/15/47	115	$121,411
Series 2014-C17, Class B
4.464%(cc)	08/15/47	60	63,714
Series 2015-C27, Class AS
4.068%	12/15/47	265	283,721
Series 2016-C30, Class A5
2.860%	09/15/49	75	76,296
Morgan Stanley Capital Trust,
Series 2019-MEAD, Class D, 144A
3.177%	11/10/36	580	566,823
New Orleans Hotel Trust,
Series 2019-HNLA, Class C, 144A, 1 Month LIBOR + 1.589% (Cap N/A, Floor 1.589%)
3.328%(c)	04/15/32	225	225,012
RETL,
Series 2019-RVP, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
2.890%(c)	03/15/36	158	157,854
Wells Fargo Commercial Mortgage Trust,
Series 2016-C34, Class A4
3.096%	06/15/49	270	278,175
Series 2019-C54, Class B
3.671%	12/15/52	645	662,146
WFRBS Commercial Mortgage Trust,
Series 2014-C20, Class AS
4.176%	05/15/47	40	42,210

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $8,885,468)			8,952,874

CORPORATE BONDS — 4.3%
Advertising — 0.0%
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes
3.500%	10/01/20	60	60,628
4.000%	03/15/22	120	124,042
4.200%	04/15/24	35	37,638
Omnicom Group, Inc./Omnicom Capital, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/26	150	158,620
3.650%	11/01/24	125	132,071
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.750%	09/19/24	85	89,560

			602,559

Aerospace & Defense — 0.0%
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
3.832%	04/27/25	40	42,659
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.550%	01/15/26	300	321,756

			364,415

SEE NOTES TO FINANCIAL STATEMENTS.

A404

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
3.490%	02/14/22	(a)	260	$267,496
5.800%	02/14/39		600	704,809
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.764%	08/15/22		285	289,102

				1,261,407

Airlines — 0.1%
American Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.700%	04/01/28		69	72,369
American Airlines 2016-1 Class B Pass-Through Trust,
Pass-Through Certificates
5.250%	07/15/25		329	346,955
American Airlines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.150%	08/15/33		965	987,981
Delta Air Lines 2015-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.250%	01/30/25		110	114,440
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20		345	345,272
3.800%	04/19/23		230	238,758
United Airlines 2014-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.750%	10/11/23		15	15,140
United Airlines 2014-2 Class B Pass-Through Trust,
Pass-Through Certificates
4.625%	03/03/24		85	86,728
United Airlines 2016-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.450%	01/07/30	(a)	174	179,631
United Airlines 2016-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.100%	04/07/30		174	176,100
United Airlines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
4.150%	02/25/33		454	489,573

				3,052,947

Auto Manufacturers — 0.2%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
2.950%	04/14/22		765	779,807
3.250%	08/14/20		640	645,055
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
2.300%	02/12/21		415	415,875
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.979%	08/03/22		350	350,317
General Motors Financial Co., Inc.,
Gtd. Notes
3.450%	01/14/22		395	403,766

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Sr. Unsec’d. Notes
4.200%	11/06/21		650	$673,205
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A
3.550%	05/21/21		500	508,135
Hyundai Capital America,
Gtd. Notes, 144A
2.850%	11/01/22		203	205,049
Sr. Unsec’d. Notes, 144A, MTN
3.450%	03/12/21		565	572,129
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.950%	02/27/20		135	134,999
2.650%	05/10/22		510	519,330
3.100%	05/10/21		410	416,236
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
2.700%	09/26/22		200	202,166
4.000%	11/12/21		595	615,121

				6,441,190

Auto Parts & Equipment — 0.0%
Aptiv Corp.,
Gtd. Notes
4.150%	03/15/24		25	26,544
Toyota Industries Corp. (Japan),
Sr. Unsec’d. Notes, 144A
3.110%	03/12/22		560	570,847

				597,391

Banks — 0.9%
ABN AMRO Bank NV (Netherlands),
Sub. Notes, 144A
4.750%	07/28/25		200	217,682
ANZ New Zealand Int’l Ltd. (New Zealand),
Gtd. Notes, 144A
2.200%	07/17/20		200	200,289
2.750%	01/22/21	(a)	410	413,293
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
3.125%	02/23/23		400	407,997
3.848%	04/12/23		400	417,286
Bank of America Corp.,
Sr. Unsec’d. Notes
3.366%(ff)	01/23/26		300	313,877
Sr. Unsec’d. Notes, GMTN
3.500%	04/19/26		190	201,864
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.650%
2.597%(c)	06/25/22		450	452,379
Sr. Unsec’d. Notes, MTN
3.550%(ff)	03/05/24		450	466,954
Sub. Notes, MTN
4.200%	08/26/24		10	10,739
4.450%	03/03/26		225	246,841
Banque Federative du Credit Mutuel SA (France),
Sr. Unsec’d. Notes, 144A
2.125%	11/21/22		465	464,877

SEE NOTES TO FINANCIAL STATEMENTS.

A405

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
2.650%	01/11/21		780	$784,831
BPCE SA (France),
Gtd. Notes, 144A, MTN
3.000%	05/22/22		250	254,477
Sub. Notes, 144A, MTN
4.500%	03/15/25		200	215,947
4.875%	04/01/26		200	219,763
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.350%	08/02/21		205	206,317
2.976%(ff)	11/05/30		800	811,270
3.887%(ff)	01/10/28	(a)	500	538,222
4.075%(ff)	04/23/29	(a)	350	383,283
5.875%	01/30/42		25	35,144
Citizens Bank NA,
Sr. Unsec’d. Notes, MTN
2.550%	05/13/21		250	251,777
Citizens Financial Group, Inc.,
Sr. Unsec’d. Notes
2.375%	07/28/21		30	30,101
Sub. Notes
4.300%	12/03/25		129	139,041
Commonwealth Bank of Australia (Australia),
Sub. Notes, 144A
4.500%	12/09/25		250	271,104
Cooperatieve Rabobank UA (Netherlands),
Sr. Unsec’d. Notes
3.125%	04/26/21		335	340,317
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.750%	04/24/23		585	611,501
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.997%(ff)	12/14/23		575	585,177
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A
2.200%	03/02/20		350	349,999
Fifth Third Bancorp,
Sub. Notes
4.300%	01/16/24		30	32,231
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.000%	04/26/22		685	693,169
3.500%	01/23/25		585	613,608
3.750%	05/22/25		125	132,645
Sub. Notes
4.250%	10/21/25		475	516,315
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
3.262%(ff)	03/13/23		375	383,562
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.150%	03/29/22		200	204,567
3.550%	04/09/24		805	842,047

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
3.125%	07/14/22		200	$201,954
3.375%	01/12/23		200	202,747
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.125%	01/23/25		530	552,975
3.559%(ff)	04/23/24		250	260,469
Sub. Notes
3.375%	05/01/23		775	806,200
4.250%	10/01/27		175	193,641
KeyBank NA,
Sr. Unsec’d. Notes
3.350%	06/15/21		520	531,236
Manufacturers & Traders Trust Co.,
Sub. Notes
3.400%	08/17/27	(a)	250	264,350
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.535%	07/26/21		715	731,387
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
3.971%(ff)	07/22/38		190	211,291
4.300%	01/27/45		170	200,540
Sub. Notes, MTN
4.100%	05/22/23		555	585,529
Nordea Bank Abp (Finland),
Sr. Unsec’d. Notes, 144A
2.125%	05/29/20		375	375,086
Northern Trust Corp.,
Sr. Unsec’d. Notes
2.375%	08/02/22		25	25,302
PNC Bank NA,
Sr. Unsec’d. Notes
3.500%	06/08/23		385	403,235
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.300%	03/08/22		335	344,011
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.519%(ff)	06/25/24		600	637,063
Santander UK PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	11/15/21		460	474,232
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.748%	07/19/23		855	896,784
Svenska Handelsbanken AB (Sweden),
Gtd. Notes, MTN
3.350%	05/24/21	(a)	525	535,281
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec’d. Notes, MTN
3.250%	06/11/21		400	408,365
Sub. Notes
3.625%(ff)	09/15/31		35	36,671

SEE NOTES TO FINANCIAL STATEMENTS.

A406

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Truist Bank,
Sr. Unsec’d. Notes
3.502%(ff)	08/02/22	(a)	735	$750,641
U.S. Bancorp,
Sr. Unsec’d. Notes, MTN
3.000%	03/15/22		50	51,112
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.000%	04/15/21		200	202,639
4.125%	09/24/25		200	217,518
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.069%	01/24/23		800	816,284
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22		70	72,196
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
2.082%(ff)	09/09/22		600	600,694
3.325%(ff)	07/23/21		550	554,066
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
2.150%	03/06/20		450	450,160

				25,854,152

Beverages — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46		350	415,511
Keurig Dr. Pepper, Inc.,
Gtd. Notes
2.550%	09/15/26		145	144,130
3.551%	05/25/21		260	265,592

				825,233

Biotechnology — 0.0%
Biogen, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/22		60	62,412
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.250%	09/01/22		55	56,771

				119,183

Building Materials — 0.0%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22		30	30,086
CRH America Finance, Inc. (Ireland),
Gtd. Notes, 144A
3.950%	04/04/28		500	539,026
Vulcan Materials Co.,
Sr. Unsec’d. Notes
4.500%	06/15/47		75	82,140

				651,252

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals — 0.0%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.150%	05/15/24		360	$371,359
LYB International Finance II BV,
Gtd. Notes
3.500%	03/02/27	(a)	250	262,195
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.000%	12/15/26		80	85,309
Syngenta Finance NV (Switzerland),
Gtd. Notes, 144A
3.698%	04/24/20		335	336,009

				1,054,872

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
3.850%	11/15/24		10	10,626
Experian Finance PLC (United Kingdom),
Gtd. Notes, 144A
4.250%	02/01/29		200	220,086
George Washington University (The),
Unsec’d. Notes
3.545%	09/15/46		60	60,594
4.300%	09/15/44		75	86,468
Massachusetts Institute of Technology,
Unsec’d. Notes
3.959%	07/01/38		75	84,883
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.400%	10/01/24		755	762,317
President & Fellows of Harvard College,
Unsec’d. Notes
3.619%	10/01/37		35	37,781
RELX Capital, Inc. (United Kingdom),
Gtd. Notes
3.500%	03/16/23		155	161,114
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.375%	03/22/27		35	35,682
4.125%	02/02/26		30	31,814

				1,491,365

Computers — 0.0%
Apple, Inc.,
Sr. Unsec’d. Notes
1.900%	02/07/20		250	249,961
3.250%	02/23/26		450	476,055

				726,016

Diversified Financial Services — 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.300%	01/23/23		385	394,370
3.500%	05/26/22		150	154,072
4.125%	07/03/23		250	263,381
4.875%	01/16/24		150	162,778

SEE NOTES TO FINANCIAL STATEMENTS.

A407

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
AIG Global Funding,
Sec’d. Notes, 144A
2.300%	07/01/22		335	$336,388
Sr. Sec’d. Notes, 144A
2.150%	07/02/20		145	145,096
3.350%	06/25/21		325	331,773
Air Lease Corp.,
Sr. Unsec’d. Notes
2.500%	03/01/21		220	220,950
3.500%	01/15/22		165	169,550
3.625%	04/01/27		150	155,513
American Express Co.,
Sr. Unsec’d. Notes
2.200%	10/30/20		250	250,459
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.950%	07/01/24		220	229,528
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25		75	79,387
3.850%	11/21/22		355	370,757
Intercontinental Exchange, Inc.,
Gtd. Notes
2.750%	12/01/20		60	60,405
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/26	(a)	900	953,253
Western Union Co. (The),
Sr. Unsec’d. Notes
2.850%	01/10/25		205	205,937

				4,483,597

Electric — 0.3%
AEP Texas, Inc.,
Sr. Unsec’d. Notes, Series H
3.450%	01/15/50		605	604,169
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes, Series I
3.650%	12/01/21		45	46,403
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.400%	05/15/44		35	39,423
Ausgrid Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.850%	05/01/23		360	374,587
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
3.600%	11/01/21		290	297,656
CMS Energy Corp.,
Sr. Unsec’d. Notes
4.875%	03/01/44		25	29,747
Dominion Energy, Inc.,
Jr. Sub. Notes
2.579%	07/01/20		35	35,094
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.650%	09/01/26		55	55,305

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
3.750%	09/01/46		45	$46,337
Duke Energy Progress LLC,
First Mortgage
3.700%	10/15/46		175	185,645
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.750%	04/06/23		500	503,402
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28		105	108,430
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	(a)	400	417,556
5.150%	12/01/20		25	25,497
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
7.375%	11/15/31		235	330,964
Georgia Power Co.,
Sr. Unsec’d. Notes, Series C
2.000%	09/08/20		350	349,930
ITC Holdings Corp.,
Sr. Unsec’d. Notes
2.700%	11/15/22		370	374,483
Mid-Atlantic Interstate Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.100%	05/15/28		370	402,267
Mississippi Power Co.,
Sr. Unsec’d. Notes
3.950%	03/30/28		385	418,484
Ohio Power Co.,
Sr. Unsec’d. Notes, Series D
6.600%	03/01/33		295	403,498
San Diego Gas & Electric Co.,
First Mortgage, Series TTT
4.100%	06/15/49		820	898,954
Sempra Energy,
Sr. Unsec’d. Notes
2.900%	02/01/23		270	275,107
Southern Co. (The),
Sr. Unsec’d. Notes
4.250%	07/01/36		140	150,812
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41		35	39,625
State Grid Overseas Investment 2016 Ltd. (China),
Gtd. Notes, 144A, MTN
2.250%	05/04/20		350	350,027
3.750%	05/02/23		500	521,214
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20		50	50,259
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25		150	159,856
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.000%	01/15/43		250	273,717

SEE NOTES TO FINANCIAL STATEMENTS.

A408

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Sr. Unsec’d. Notes, Series A
2.875%	07/15/29		700	$713,129
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		360	366,039

				8,847,616

Electronics — 0.0%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
3.875%	07/15/23		85	89,111
Avnet, Inc.,
Sr. Unsec’d. Notes
4.625%	04/15/26		125	133,108
5.875%	06/15/20		25	25,359

				247,578

Environmental Control — 0.1%
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.500%	08/15/24		465	470,367
3.375%	11/15/27		155	164,182
Waste Connections, Inc.,
Sr. Unsec’d. Notes
3.500%	05/01/29	(a)	905	957,800

				1,592,349

Foods — 0.0%
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
4.600%	11/01/25	(a)	500	552,160
Danone SA (France),
Sr. Unsec’d. Notes, 144A
2.947%	11/02/26		250	256,131
Kraft Heinz Foods Co.,
Gtd. Notes, 144A
4.875%	10/01/49		145	152,384

				960,675

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
3.875%	11/02/27		200	201,976
Sr. Unsec’d. Notes, 144A
4.200%	01/29/30		200	200,738
International Paper Co.,
Sr. Unsec’d. Notes
4.800%	06/15/44		25	27,415

				430,129

Gas — 0.0%
NiSource, Inc.,
Sr. Unsec’d. Notes
3.490%	05/15/27		295	309,902
3.650%	06/15/23		265	275,628

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas (continued)
3.950%	03/30/48		235	$245,716

				831,246

Healthcare-Products — 0.0%
Abbott Laboratories,
Sr. Unsec’d. Notes
3.400%	11/30/23		98	103,125
4.750%	11/30/36		185	230,635
Boston Scientific Corp.,
Sr. Unsec’d. Notes
3.750%	03/01/26		585	627,119
Medtronic, Inc.,
Gtd. Notes
4.625%	03/15/45		22	27,584
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.950%	09/19/26		150	154,307

				1,142,770

Healthcare-Services — 0.2%
AHS Hospital Corp.,
Unsec’d. Notes
5.024%	07/01/45		175	216,229
Anthem, Inc.,
Sr. Unsec’d. Notes
2.500%	11/21/20		135	135,636
4.650%	01/15/43		55	62,093
Baylor Scott & White Holdings,
Sec’d. Notes
3.967%	11/15/46		200	215,622
Unsec’d. Notes
4.185%	11/15/45		125	139,591
Centra Health, Inc.,
Unsec’d. Notes
4.700%	01/01/48		650	765,253
CommonSpirit Health,
Sr. Sec’d. Notes
2.760%	10/01/24		415	419,242
Hackensack Meridian Health, Inc.,
Sec’d. Notes
4.211%	07/01/48		490	551,167
HCA, Inc.,
Sr. Sec’d. Notes
4.125%	06/15/29	(a)	510	541,230
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes
4.200%	07/01/55		75	87,029
NYU Langone Hospitals,
Sec’d. Notes
4.784%	07/01/44		135	159,542
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series A
3.930%	10/01/48		850	912,728
Stanford Health Care,
Unsec’d. Notes
3.795%	11/15/48		250	270,254

SEE NOTES TO FINANCIAL STATEMENTS.

A409

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
Trinity Health Corp.,
Sec’d. Notes
4.125%	12/01/45		200	$218,991
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.875%	03/15/22	(a)	640	651,923
3.500%	08/15/39		390	409,698
6.875%	02/15/38		450	665,462
West Virginia United Health System Obligated Group,
Sec’d. Notes
4.924%	06/01/48		525	627,537

				7,049,227

Home Furnishings — 0.0%
Panasonic Corp. (Japan),
Sr. Unsec’d. Notes, 144A
2.536%	07/19/22		450	453,901

Insurance — 0.3%
AIA Group Ltd. (Hong Kong),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.520%
2.428%(c)	09/20/21		520	520,257
Sr. Unsec’d. Notes, 144A
3.600%	04/09/29		490	515,539
Sr. Unsec’d. Notes, 144A, MTN
3.200%	03/11/25		200	205,375
American International Group, Inc.,
Sr. Unsec’d. Notes
4.125%	02/15/24		50	53,740
Aon Corp.,
Gtd. Notes
2.200%	11/15/22	(a)	565	568,311
Aon PLC,
Gtd. Notes
4.750%	05/15/45		75	88,260
AXA Equitable Holdings, Inc.,
Sr. Unsec’d. Notes
3.900%	04/20/23		135	141,593
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
2.750%	03/15/23		200	205,528
Chubb INA Holdings, Inc.,
Gtd. Notes
3.350%	05/15/24		30	31,604
First American Financial Corp.,
Sr. Unsec’d. Notes
4.600%	11/15/24		50	53,513
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.500%	06/15/49		475	538,493
4.850%	08/01/44	(a)	450	520,100
Lincoln National Corp.,
Sr. Unsec’d. Notes
3.800%	03/01/28		490	521,988
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.300%	03/14/23		30	30,948
3.500%	06/03/24		460	482,506

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
MassMutual Global Funding II,
Sec’d. Notes, 144A, MTN
1.950%	09/22/20		400	$399,770
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A
2.050%	06/12/20		150	150,037
3.450%	10/09/21		610	626,466
Principal Financial Group, Inc.,
Gtd. Notes
3.300%	09/15/22		35	36,072
3.400%	05/15/25		120	125,399
3.700%	05/15/29	(a)	325	353,458
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47		575	653,191
4.900%	09/15/44		70	86,248
Voya Financial, Inc.,
Gtd. Notes
3.125%	07/15/24		380	392,164
Willis North America, Inc.,
Gtd. Notes
3.600%	05/15/24		180	188,243
4.500%	09/15/28		305	336,183

				7,824,986

Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.800%	08/22/24		140	144,927
3.875%	08/22/37		220	248,963
5.200%	12/03/25		230	268,304
Baidu, Inc. (China),
Sr. Unsec’d. Notes
3.875%	09/29/23		430	447,756
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
3.600%	06/01/26		125	133,556
3.650%	03/15/25		75	80,128
Expedia Group, Inc.,
Gtd. Notes
5.000%	02/15/26		200	217,972
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A, MTN
2.985%	01/19/23		200	202,971
Weibo Corp. (China),
Sr. Unsec’d. Notes
3.500%	07/05/24		365	371,309

				2,115,886

Iron/Steel — 0.0%
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
4.550%	03/11/26		280	298,009
Carpenter Technology Corp.,
Sr. Unsec’d. Notes
5.200%	07/15/21		145	149,394

				447,403

SEE NOTES TO FINANCIAL STATEMENTS.

A410

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging — 0.0%
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
3.375%	07/15/23		85	$87,587

Machinery-Diversified — 0.0%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.350%	01/08/21		310	311,608
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
3.000%	12/15/20		390	393,252

				704,860

Media — 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.500%	02/01/24		500	537,800
4.908%	07/23/25		305	336,074
Comcast Corp.,
Gtd. Notes
3.950%	10/15/25		1,175	1,282,044
Fox Corp.,
Sr. Unsec’d. Notes, 144A
4.030%	01/25/24		600	639,114
NBCUniversal Media LLC,
Gtd. Notes
2.875%	01/15/23		600	616,322
Thomson Reuters Corp. (Canada),
Sr. Unsec’d. Notes
3.350%	05/15/26		20	20,595
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.000%	09/01/21		10	10,231
5.000%	02/01/20		35	35,066
6.550%	05/01/37		28	34,630
6.750%	06/15/39		30	38,066
Walt Disney Co. (The),
Gtd. Notes
3.700%	10/15/25		30	32,425
4.500%	02/15/21		25	25,742
5.650%	08/15/20		30	30,681

				3,638,790

Mining — 0.0%
Newmont Goldcorp Corp.,
Gtd. Notes
3.625%	06/09/21		35	35,610
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes
3.750%	06/15/25		100	107,497

				143,107

Miscellaneous Manufacturing — 0.1%
3M Co.,
Sr. Unsec’d. Notes
3.250%	08/26/49	(a)	760	735,658

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
3.100%	01/09/23		1,185	$1,210,556
3.150%	09/07/22		292	298,264
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38		400	483,003

				2,727,481

Oil & Gas — 0.3%
BP Capital Markets America, Inc.,
Gtd. Notes
3.410%	02/11/26	(a)	545	580,080
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
2.950%	01/15/23		500	509,652
Cimarex Energy Co.,
Sr. Unsec’d. Notes
4.375%	03/15/29	(a)	945	999,075
CNOOC Finance 2015 USA LLC (China),
Gtd. Notes
3.500%	05/05/25		200	209,412
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27		90	94,646
ConocoPhillips Co.,
Gtd. Notes
4.950%	03/15/26	(a)	500	574,627
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24		710	718,039
Eni SpA (Italy),
Sr. Unsec’d. Notes, 144A
4.000%	09/12/23		200	211,023
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27		185	197,513
Nabors Industries, Inc.,
Gtd. Notes
5.500%	01/15/23		75	72,319
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.900%	08/15/24		1,005	1,020,426
3.400%	04/15/26		175	179,148
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
4.300%	05/20/23		200	211,243
Saudi Arabian Oil Co. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
2.875%	04/16/24		1,005	1,020,273
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.600%	12/01/24		200	212,182
Total Capital International SA (France),
Gtd. Notes
2.434%	01/10/25		850	860,397

SEE NOTES TO FINANCIAL STATEMENTS.

A411

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.700%	09/15/26		50	$51,900
3.700%	03/15/28		260	268,115
4.500%	03/04/29		350	381,558

				8,371,628

Oil & Gas Services — 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
3.750%	05/01/24		240	253,011

Packaging & Containers — 0.0%
Packaging Corp. of America,
Sr. Unsec’d. Notes
3.650%	09/15/24		30	31,477

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.200%	05/14/26		55	56,898
3.600%	05/14/25		220	232,265
4.500%	05/14/35		200	224,601
Sr. Unsec’d. Notes, 144A
2.950%	11/21/26		510	518,243
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
3.500%	06/25/21		230	234,206
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.700%	06/06/27		235	250,118
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
2.900%	07/26/24		515	531,285
3.550%	08/15/22		155	161,171
3.900%	02/20/28		425	465,505
4.625%	05/15/44	(a)	185	223,433
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23		315	330,499
Gtd. Notes, 144A
3.300%	02/25/21		150	151,900
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29	(a)	385	392,361
5.050%	03/25/48	(a)	765	905,448
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
3.912%	08/27/21		80	81,889
Express Scripts Holding Co.,
Gtd. Notes
2.600%	11/30/20		375	376,846
McKesson Corp.,
Sr. Unsec’d. Notes
3.650%	11/30/20	(a)	355	360,133
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23		260	265,069

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance IV BV (Israel),
Gtd. Notes
3.650%	11/10/21		175	$172,217

				5,934,087

Pipelines — 0.1%
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
4.250%	07/15/27		70	75,100
Boardwalk Pipelines LP,
Gtd. Notes
4.450%	07/15/27		50	51,629
4.950%	12/15/24		60	65,008
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31		165	164,876
3.701%	01/15/39		135	137,706
Columbia Pipeline Group, Inc.,
Gtd. Notes
3.300%	06/01/20		90	90,266
Enbridge, Inc. (Canada),
Gtd. Notes
4.000%	10/01/23		65	68,690
4.250%	12/01/26		55	60,612
Energy Transfer Operating LP,
Gtd. Notes
5.250%	04/15/29	(a)	345	387,911
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	09/15/46		45	48,125
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28		150	158,937
Spectra Energy Partners LP,
Gtd. Notes
3.375%	10/15/26		130	134,432
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
5.100%	09/15/45		165	182,967

				1,626,259

Real Estate Investment Trusts (REITs) — 0.3%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
3.450%	04/30/25		595	626,383
4.000%	01/15/24	(a)	445	474,407
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.300%	07/15/26		500	518,168
3.625%	11/15/27		535	563,638
4.125%	07/01/24		50	53,398
Boston Properties LP,
Sr. Unsec’d. Notes
3.650%	02/01/26		75	79,366
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.875%	08/15/22		45	46,865

SEE NOTES TO FINANCIAL STATEMENTS.

A412

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (continued)
3.900%	03/15/27		70	$73,379
4.125%	06/15/26		115	122,157
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.400%	02/15/21		30	30,425
3.700%	06/15/26		200	211,367
4.750%	05/15/47		85	97,445
Essex Portfolio LP,
Gtd. Notes
3.375%	04/15/26		830	862,732
4.500%	03/15/48	(a)	350	400,858
Healthcare Realty Trust, Inc.,
Sr. Unsec’d. Notes
3.625%	01/15/28		160	165,633
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24		200	208,110
4.250%	08/15/29		100	108,704
4.375%	10/01/25		40	43,460
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.300%	02/01/25		145	150,855
Life Storage LP,
Gtd. Notes
4.000%	06/15/29		440	469,993
Regency Centers LP,
Gtd. Notes
4.125%	03/15/28		150	161,922
SBA Tower Trust,
Asset-Backed, 144A
2.836%	01/15/50		315	315,185
2.877%	07/15/46		90	90,218
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	10/01/24		100	105,212
VEREIT Operating Partnership LP,
Gtd. Notes
3.100%	12/15/29		605	594,218
3.950%	08/15/27		195	204,983
WEA Finance LLC/Westfield UK & Europe Finance PLC (France),
Gtd. Notes, 144A
3.250%	10/05/20		200	201,310
WP Carey, Inc.,
Sr. Unsec’d. Notes
3.850%	07/15/29		700	738,770

				7,719,161

Retail — 0.1%
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.125%	04/18/24		630	655,022
3.125%	04/21/26		70	72,167
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.600%	09/01/27		250	267,283
3.900%	06/01/29		930	1,015,464
4.625%	09/15/21		50	51,845

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (continued)
QVC, Inc.,
Sr. Sec’d. Notes
4.375%	03/15/23	(a)	505	$521,291
4.450%	02/15/25		10	10,336
4.850%	04/01/24		105	110,280

				2,703,688

Semiconductors — 0.1%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
2.850%	03/12/20		260	260,380
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
2.200%	01/15/21		265	265,115
3.000%	01/15/22		565	573,338
Microchip Technology, Inc.,
Sr. Sec’d. Notes
3.922%	06/01/21		190	194,100
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.185%	02/15/27		400	428,055

				1,720,988

Software — 0.1%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
4.250%	05/15/28		740	827,199
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.200%	07/01/26		280	290,347
Microsoft Corp.,
Sr. Unsec’d. Notes
4.200%	11/03/35		150	177,919

				1,295,465

Telecommunications — 0.2%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
3.625%	04/22/29	(a)	1,080	1,143,997
AT&T, Inc.,
Sr. Unsec’d. Notes
4.500%	03/09/48	(a)	695	768,116
Crown Castle Towers LLC,
Asset-Backed, 144A
3.222%	05/15/42		25	25,250
3.663%	05/15/45		50	51,646
3.720%	07/15/43		160	164,257
Rogers Communications, Inc. (Canada),
Gtd. Notes
3.625%	12/15/25		45	47,936
3.700%	11/15/49		650	658,451
4.350%	05/01/49		475	531,234
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.625%	08/15/26		650	660,147
4.329%	09/21/28		400	453,199
5.150%	09/15/23		625	693,638

SEE NOTES TO FINANCIAL STATEMENTS.

A413

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/16/24		555	$585,998
4.875%	06/19/49		500	577,991

				6,361,860

Toys/Games/Hobbies — 0.0%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.000%	11/19/24		435	436,993

Transportation — 0.1%
Autoridad del Canal de Panama (Panama),
Sr. Unsec’d. Notes, 144A
4.950%	07/29/35		200	231,353
CSX Corp.,
Sr. Unsec’d. Notes
4.250%	03/15/29	(a)	605	681,449
Kansas City Southern,
Gtd. Notes
2.875%	11/15/29		360	359,280
4.300%	05/15/43		80	87,129
4.700%	05/01/48		225	261,903

				1,621,114

Trucking & Leasing — 0.0%
GATX Corp.,
Sr. Unsec’d. Notes
2.600%	03/30/20		15	15,008
3.250%	09/15/26	(a)	375	379,831
3.500%	03/15/28	(a)	280	285,576
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.200%	07/15/20		150	150,659
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
3.550%	04/15/24		200	207,411
4.125%	07/15/23		200	210,278

				1,248,763

TOTAL CORPORATE BONDS (cost $120,118,534)				126,095,664

MUNICIPAL BONDS — 0.4%
California — 0.1%
Bay Area Toll Authority,
Taxable, Revenue Bonds, BABs, Series S3
6.907%	10/01/50		430	695,431
California State Public Works Board,
Taxable, Revenue Bonds, BABs
7.804%	03/01/35		200	288,902
Northern California Power Agency,
Taxable, Revenue Bonds, BABs
7.311%	06/01/40		200	282,798
San Jose Redevelopment Agency Successor Agency,
Tax Allocation, Series A-T
3.375%	08/01/34		165	169,463

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (continued)
State of California,
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34	120	$181,109
7.625%	03/01/40	100	159,410
University of California,
Taxable, Revenue Bonds, Series J
4.131%	05/15/45	15	16,553

			1,793,666

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds
3.207%	10/01/48	555	552,514

Florida — 0.0%
Country of Miami-Dade Water & Sewer System,
Taxable, Revenue Bonds, Series C
3.490%	10/01/42	405	407,568
State Board of Administration Finance Corp.,
Taxable, Revenue Bonds, Series A
2.638%	07/01/21	175	177,110

			584,678

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.655%	04/01/57	595	826,919

Illinois — 0.1%
County of Cook,
General Obligation Unlimited, Taxable, BABs
6.229%	11/15/34	670	872,340
Metropolitan Water Reclamation District of Greater Chicago,
General Obligation Limited, Taxable, BABs
5.720%	12/01/38	410	537,961

			1,410,301

Michigan — 0.0%
Detroit City School District,
General Obligation Unlimited
6.645%	05/01/29	240	299,606

New York — 0.1%
Metropolitan Transportation Authority,
Revenue Bonds, BABs
6.548%	11/15/31	410	525,153
New York State Dormitory Authority,
Taxable, Revenue Bonds, Series B
3.879%	07/01/46	375	390,311
4.850%	07/01/48	800	894,704
Port Authority of New York & New Jersey,
Taxable, Revenue Bonds
5.310%	08/01/46	50	55,336

			1,865,504

North Carolina — 0.0%
University of North Carolina at Chapel Hill,
Taxable, Revenue Bonds
3.847%	12/01/34	150	166,458

SEE NOTES TO FINANCIAL STATEMENTS.

A414

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

MUNICIPAL BONDS (continued)
South Carolina — 0.0%
South Carolina Public Service Authority,
Taxable, Revenue Bonds, Series D
2.388%	12/01/23	120		$119,464

Texas — 0.1%
Dallas/Fort Worth International Airport,
Taxable, Revenue Bonds, Series A
2.994%	11/01/38	480		474,466
Texas A&M University,
Taxable, Revenue Bonds, Series B
3.330%	05/15/39	1,000		1,019,060
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	780		785,452

				2,278,978

Utah — 0.0%
Utah Transit Authority,
Taxable, Revenue Bonds, Series B
3.443%	12/15/42	730		740,629

Wisconsin — 0.0%
State of Wisconsin,
Taxable, Revenue Bonds, Series A
3.954%	05/01/36	250		267,537

TOTAL MUNICIPAL BONDS (cost $10,564,053)				10,906,254

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.4%
COLT Mortgage Loan Trust,
Series 2018-01, Class A1, 144A
2.930%(cc)	02/25/48	47		46,815
Series 2019-02, Class A1, 144A
3.337%(cc)	05/25/49	259		259,102
Series 2019-02, Class A3, 144A
3.541%(cc)	05/25/49	307		308,026
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	09/25/31	78		78,019
Deephaven Residential Mortgage Trust,
Series 2018-01A, Class A1, 144A
2.976%(cc)	12/25/57	89		89,020
Series 2019-02A, Class A1, 144A
3.558%(cc)	04/25/59	278		280,037
Ellington Financial Mortgage Trust,
Series 2019-02, Class A3, 144A
3.046%(cc)	11/25/59	279		278,483
Fannie Mae Connecticut Avenue Securities,
Series 2016-C03, Class 1M1, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.792%(c)	10/25/28	2		2,379
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
3.242%(c)	01/25/29	—	(r)	174
Series 2017-C04, Class 2ED2, 1 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
2.892%(c)	11/25/29	885		879,497

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-C03, Class 1M1, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.680%)
2.472%(c)	10/25/30	95	$95,084
Fannie Mae REMICS,
Series 2018-44, Class PC
4.000%	06/25/44	139	142,272
Freddie Mac REMICS,
Series 4604, Class FH, 1 Month LIBOR + 0.500% (Cap 6.500%, Floor 0.500%)
2.240%(c)	08/15/46	11	10,836
Series 4621, Class FK, 1 Month LIBOR + 0.500% (Cap 6.500%, Floor 0.500%)
2.240%(c)	10/15/46	56	56,050
Series 4623, Class MF, 1 Month LIBOR + 0.500% (Cap 6.500%, Floor 0.500%)
2.240%(c)	10/15/46	34	34,382
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA03, Class M2, 1 Month LIBOR + 2.850% (Cap N/A, Floor 0.000%)
4.642%(c)	04/25/28	67	67,287
Series 2016-HQA01, Class M2, 1 Month LIBOR + 2.750% (Cap N/A, Floor 0.000%)
4.542%(c)	09/25/28	31	31,413
Series 2018-DNA01, Class M1, 1 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
2.242%(c)	07/25/30	151	151,134
Series 2018-SPI02, Class M1, 144A
3.813%(cc)	05/25/48	187	187,160
Series 2019-HQA02, Class M1, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.000%)
2.492%(c)	04/25/49	43	43,021
Series 2019-HQA04, Class M1, 144A, 1 Month LIBOR + 0.770% (Cap N/A, Floor 0.000%)
2.562%(c)	11/25/49	325	325,083
Galton Funding Mortgage Trust,
Series 2018-01, Class A23, 144A
3.500%(cc)	11/25/57	130	130,691
Series 2019-01, Class A42, 144A
4.000%(cc)	02/25/59	196	197,433
Series 2019-H01, Class A1, 144A
2.657%(cc)	10/25/59	548	547,709
Series 2019-H01, Class A3, 144A
2.964%(cc)	10/25/59	498	498,359
Government National Mortgage Assoc.,
Series 2017-184, Class JH
3.000%	12/20/47	132	132,729
Series 2018-08, Class DA
3.000%	11/20/47	88	88,913
Series 2018-122, Class FE, 1 Month LIBOR + 0.300% (Cap 6.500%, Floor 0.300%)
2.065%(c)	09/20/48	178	176,958
Homeward Opportunities Fund I Trust,
Series 2018-01, Class A1, 144A
3.766%(cc)	06/25/48	198	199,250
Series 2019-01, Class A1, 144A
3.454%(cc)	01/25/59	558	560,642

SEE NOTES TO FINANCIAL STATEMENTS.

A415

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-03, Class A3, 144A
3.031%(cc)	11/25/59	293	$291,990
Homeward Opportunities Fund Trust,
Series 2019-03, Class A1, 144A
2.675%(cc)	11/25/59	293	291,988
JPMorgan Mortgage Trust,
Series 2019-INV03, Class A3, 144A
3.500%(cc)	05/25/50	420	428,072
MetLife Securitization Trust,
Series 2018-01A, Class A, 144A
3.750%(cc)	03/25/57	521	541,366
New Residential Mortgage Loan Trust,
Series 2019-NQM5, Class A1, 144A
2.710%(cc)	11/25/59	643	642,716
OBX Trust,
Series 2019-EXP03, Class 1A9, 144A
3.500%(cc)	10/25/59	304	304,313
Series 2019-EXP03, Class 2A2, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
2.892%(c)	10/25/59	179	178,760
Seasoned Credit Risk Transfer Trust,
Series 2016-01, Class M1, 144A
3.000%(cc)	09/25/55	54	52,830
Sequoia Mortgage Trust,
Series 2018-CH01, Class A11, 144A
3.500%(cc)	02/25/48	168	168,780
Series 2018-CH02, Class A3, 144A
4.000%(cc)	06/25/48	365	371,879
Series 2018-CH04, Class A11, 144A
4.000%(cc)	10/25/48	332	331,834
SG Residential Mortgage Trust,
Series 2019-03, Class A1, 144A
2.703%(cc)	09/25/59	381	380,025
Starwood Mortgage Residential Trust,
Series 2019-IMC01, Class A1, 144A
3.468%(cc)	02/25/49	256	257,492
Series 2019-INV01, Class A1, 144A
2.610%(cc)	09/27/49	96	95,611
Series 2019-INV01, Class A3, 144A
2.916%(cc)	09/27/49	245	243,817
Verus Securitization Trust,
Series 2018-INV01, Class A1, 144A
3.626%(cc)	03/25/58	167	167,776
Series 2019-04, Class A1, 144A
2.642%	11/25/59	891	890,067
Series 2019-INV01, Class A1, 144A
3.402%(cc)	12/25/59	201	202,465
Series 2019-INV03, Class A1, 144A
2.692%(cc)	11/25/59	893	890,250

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $12,604,254)			12,629,989

SOVEREIGN BONDS — 0.2%
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24	200	210,700

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
4.875%	05/05/21		400	$415,184
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36		60	84,084
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22		500	504,928
3.300%	03/15/28		355	384,672
Sr. Unsec’d. Notes, 144A, MTN
1.750%	08/26/20		200	199,933
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.000%	10/23/22		25	25,183
Province of Manitoba (Canada),
Sr. Unsec’d. Notes
3.050%	05/14/24		250	261,675
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24	(a)	398	409,220
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
3.625%	02/24/28		695	761,544
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.550%	02/12/21		585	589,926
Province of Quebec (Canada),
Sr. Unsec’d. Notes
2.750%	08/25/21		100	101,668
Unsec’d. Notes
3.500%	07/29/20		325	328,131
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
3.250%	04/06/26		145	153,732
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
5.500%	03/09/20		100	100,515

TOTAL SOVEREIGN BONDS (cost $4,373,326)				4,531,095

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.5%
Federal Home Loan Mortgage Corp.
2.500%	06/01/30		267	270,624
3.000%	01/01/27		22	22,653
3.000%	02/01/30		41	42,001
3.000%	08/01/43		164	169,059
3.000%	09/01/49		170	175,099
3.500%	03/01/42		4	4,709
3.500%	12/01/42		109	115,045
3.500%	07/01/43		68	71,559
3.500%	01/01/44		160	168,251
3.500%	03/01/45		305	321,766
3.500%	03/01/46		269	284,735
3.500%	11/01/47		368	387,401
3.500%	12/01/49		2,759	2,839,005
4.000%	09/01/40		2	2,604
4.000%	12/01/40		38	41,146
4.000%	02/01/41		44	46,912

SEE NOTES TO FINANCIAL STATEMENTS.

A416

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	04/01/42	6	$6,964
4.000%	06/01/42	20	21,140
4.000%	11/01/45	160	169,874
4.500%	05/01/40	17	18,414
4.500%	10/01/41	125	136,212
4.500%	05/01/42	60	64,834
4.500%	12/01/49	1,557	1,641,739
5.000%	07/01/35	28	30,963
5.000%	09/01/39	6	6,179
5.500%	06/01/36	34	38,430
6.000%	08/01/34	20	23,422
6.000%	01/01/38	7	8,020
Federal National Mortgage Assoc.
1.500%	02/28/20	130	129,966
2.000%	07/01/28	14	14,010
2.500%	05/01/30	38	38,542
2.500%	11/01/31	510	516,048
2.500%	01/01/32	186	188,260
2.500%	05/01/32	157	158,640
2.500%	11/01/34	472	476,341
2.500%	02/01/43	21	21,436
2.500%	08/01/46	334	332,510
2.500%	10/01/46	128	127,533
2.500%	12/01/49	1,606	1,588,197
3.000%	TBA	3,300	3,346,398
3.000%	12/01/27	9	9,414
3.000%	10/01/28	23	23,940
3.000%	03/01/30	71	73,009
3.000%	10/01/32	162	167,076
3.000%	12/01/32	989	1,016,569
3.000%	02/01/33	920	946,425
3.000%	09/01/33	15	14,977
3.000%	11/01/33	169	174,551
3.000%	11/01/36	34	35,077
3.000%	11/01/36	140	145,360
3.000%	11/01/36	157	162,568
3.000%	12/01/36	39	40,633
3.000%	10/01/37	554	568,633
3.000%	01/01/43	47	48,866
3.000%	01/01/43	202	207,794
3.000%	02/01/43	298	306,571
3.000%	03/01/43	212	218,404
3.000%	05/01/43	3	2,619
3.000%	05/01/43	32	32,851
3.000%	05/01/43	108	110,769
3.000%	05/01/43	217	223,598
3.000%	07/01/43	25	25,462
3.000%	09/01/43	99	102,812
3.000%	03/01/44	597	613,893
3.000%	09/01/46	52	52,996
3.000%	10/01/46	396	406,981
3.000%	10/01/46	406	418,217
3.000%	10/01/46	411	420,640
3.000%	10/01/46	588	604,133
3.000%	11/01/46	22	23,116
3.000%	11/01/46	31	31,674
3.000%	11/01/46	47	48,809
3.000%	11/01/46	113	116,245

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	11/01/46	152	$155,776
3.000%	11/01/46	195	199,821
3.000%	11/01/46	231	236,364
3.000%	11/01/46	479	495,133
3.000%	11/01/46	779	800,106
3.000%	11/01/46	1,557	1,598,449
3.000%	12/01/46	28	29,065
3.000%	12/01/46	103	105,303
3.000%	12/01/46	154	159,337
3.000%	12/01/46	158	162,789
3.000%	12/01/46	165	169,669
3.000%	01/01/47	104	107,158
3.000%	01/01/47	2,049	2,097,446
3.000%	02/01/47	290	298,690
3.000%	06/01/47	213	220,133
3.000%	08/01/47	578	596,345
3.000%	11/01/47	1,127	1,156,840
3.000%	09/01/48	483	494,140
3.000%	11/01/48	1,073	1,094,062
3.000%	08/01/49	153	157,340
3.000%	09/01/49	1,044	1,070,820
3.000%	11/01/49	259	262,928
3.500%	TBA	1,185	1,228,620
3.500%	TBA	5,520	5,678,148
3.500%	11/01/32	192	201,099
3.500%	02/01/35	18	18,818
3.500%	01/01/36	151	157,651
3.500%	06/01/38	112	116,026
3.500%	10/01/41	19	19,580
3.500%	07/01/42	49	51,182
3.500%	07/01/42	56	58,671
3.500%	03/01/43	45	47,575
3.500%	06/01/43	18	19,428
3.500%	06/01/43	28	29,549
3.500%	07/01/43	116	122,671
3.500%	08/01/43	841	884,864
3.500%	09/01/43	63	66,785
3.500%	01/01/44	429	451,427
3.500%	01/01/44	431	453,296
3.500%	01/01/44	494	519,814
3.500%	03/01/44	29	30,578
3.500%	07/01/44	106	111,917
3.500%	04/01/45	1	1,188
3.500%	04/01/45	34	35,508
3.500%	04/01/45	185	192,954
3.500%	05/01/45	88	92,951
3.500%	06/01/45	109	114,445
3.500%	07/01/45	191	200,170
3.500%	08/01/45	974	1,021,887
3.500%	09/01/45	204	213,925
3.500%	09/01/45	1,344	1,414,721
3.500%	11/01/45	43	44,780
3.500%	11/01/45	43	44,877
3.500%	11/01/45	191	199,872
3.500%	12/01/45	262	273,678
3.500%	12/01/45	299	313,084
3.500%	12/01/45	408	426,042
3.500%	12/01/45	777	812,355

SEE NOTES TO FINANCIAL STATEMENTS.

A417

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	01/01/46	134	$141,025
3.500%	01/01/46	352	367,471
3.500%	04/01/46	134	139,678
3.500%	06/01/46	162	169,201
3.500%	06/01/46	198	208,751
3.500%	06/01/46	225	238,379
3.500%	06/01/46	363	381,554
3.500%	08/01/46	366	385,250
3.500%	09/01/46	497	520,001
3.500%	12/01/46	517	539,562
3.500%	01/01/47	540	567,694
3.500%	01/01/47	1,226	1,278,066
3.500%	02/01/47	49	50,944
3.500%	03/01/47	919	964,678
3.500%	05/01/47	349	364,220
3.500%	05/01/47	478	498,263
3.500%	08/01/47	329	345,708
3.500%	11/01/47	299	310,469
3.500%	12/01/47	19	19,548
3.500%	12/01/47	266	276,058
3.500%	01/01/48	524	548,816
3.500%	02/01/48	76	79,282
3.500%	04/01/48	540	556,622
3.500%	08/01/49	70	71,818
3.500%	09/01/49	531	548,034
3.500%	10/01/49	207	214,024
3.500%	10/01/49	457	472,057
3.500%	10/01/49	634	655,305
4.000%	TBA	4,080	4,243,690
4.000%	11/01/40	51	54,821
4.000%	11/01/40	310	332,226
4.000%	12/01/40	13	13,759
4.000%	02/01/41	28	30,004
4.000%	02/01/41	35	37,998
4.000%	02/01/41	71	75,755
4.000%	02/01/41	87	93,549
4.000%	01/01/42	31	33,556
4.000%	08/01/42	60	63,764
4.000%	01/01/43	24	25,268
4.000%	03/01/44	282	302,288
4.000%	06/01/45	706	750,973
4.000%	07/01/45	638	676,084
4.000%	09/01/45	16	17,249
4.000%	09/01/45	286	302,874
4.000%	10/01/45	155	164,314
4.000%	11/01/45	15	16,120
4.000%	12/01/45	31	32,925
4.000%	12/01/45	750	811,912
4.000%	01/01/46	143	151,856
4.000%	01/01/46	448	474,849
4.000%	02/01/46	395	418,900
4.000%	03/01/46	41	43,233
4.000%	07/01/46	95	101,159
4.000%	08/01/46	560	590,845
4.000%	09/01/46	13	14,021
4.000%	09/01/46	450	474,883
4.000%	12/01/46	14	14,873
4.000%	01/01/47	398	420,278

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	01/01/47	419	$442,297
4.000%	02/01/47	125	132,614
4.000%	05/01/47	912	967,873
4.000%	08/01/47	420	441,131
4.000%	08/01/47	561	595,263
4.000%	08/01/47	565	595,645
4.000%	02/01/48	124	130,407
4.000%	06/01/48	386	402,311
4.000%	07/01/48	948	987,146
4.000%	09/01/48	484	504,527
4.000%	09/01/48	499	521,336
4.000%	10/01/48	487	513,308
4.000%	02/01/49	106	110,432
4.000%	03/01/49	138	145,620
4.000%	03/01/49	547	575,047
4.000%	08/01/49	1,488	1,547,514
4.000%	11/01/49	353	369,051
4.500%	TBA	1,710	1,800,493
4.500%	08/01/24	5	4,927
4.500%	01/01/27	5	5,614
4.500%	09/01/35	28	30,202
4.500%	12/01/39	6	6,875
4.500%	03/01/40	14	14,718
4.500%	07/01/40	381	414,364
4.500%	08/01/40	71	76,628
4.500%	10/01/40	31	33,549
4.500%	05/01/41	16	16,891
4.500%	01/01/44	45	48,656
4.500%	01/01/44	125	135,099
4.500%	04/01/44	56	60,130
4.500%	02/01/46	208	226,100
4.500%	03/01/46	42	45,425
4.500%	07/01/46	120	129,798
4.500%	09/01/46	296	319,661
4.500%	09/01/46	345	373,578
4.500%	11/01/47	381	413,490
4.500%	04/01/48	493	522,715
4.500%	05/01/48	788	855,102
4.500%	08/01/48	313	331,447
4.500%	10/01/48	604	640,681
4.500%	11/01/48	439	463,578
4.500%	05/01/49	686	735,231
4.500%	06/01/49	749	790,367
4.500%	10/01/49	577	608,653
4.500%	11/01/49	31	32,222
5.000%	TBA	620	662,819
5.000%	10/01/33	13	14,055
5.000%	11/01/33	3	3,497
5.000%	11/01/33	3	3,541
5.000%	10/01/34	5	5,449
5.000%	04/01/35	2	2,297
5.000%	07/01/35	3	2,948
5.000%	07/01/35	9	9,442
5.000%	07/01/35	12	13,012
5.000%	10/01/35	16	17,355
5.000%	09/01/40	559	616,974
5.000%	07/01/41	191	211,392
5.000%	02/01/42	33	36,640

SEE NOTES TO FINANCIAL STATEMENTS.

A418

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	05/01/42	26	$28,596
5.000%	07/01/42	60	66,173
5.000%	12/01/48	190	204,329
5.500%	TBA	880	947,531
5.500%	04/01/34	7	7,549
5.500%	02/01/35	16	17,819
5.500%	11/01/35	30	33,908
5.500%	01/01/36	6	6,534
5.500%	07/01/36	31	34,882
5.500%	08/01/37	38	42,818
5.500%	08/01/37	742	831,608
5.500%	05/01/44	1,012	1,134,078
6.000%	02/01/34	112	126,865
6.000%	04/01/35	7	8,049
6.000%	04/01/35	8	8,690
6.000%	03/01/37	26	29,588
6.000%	01/01/40	6	6,751
6.000%	07/01/41	96	109,848
6.000%	07/01/41	400	459,787
6.500%	11/01/36	11	12,796
Government National Mortgage Assoc.
2.500%	01/20/43	10	10,387
3.000%	03/20/43	259	268,828
3.000%	08/20/43	31	32,580
3.000%	08/20/46	758	782,163
3.000%	09/20/46	1,335	1,377,279
3.000%	10/20/46	524	540,548
3.000%	11/20/46	532	549,356
3.000%	12/20/46	790	814,694
3.000%	01/20/47	17	17,851
3.000%	09/20/49	1,143	1,158,350
3.000%	10/20/49	1,261	1,278,511
3.000%	01/20/50	1,310	1,346,277
3.500%	01/15/42	11	11,378
3.500%	03/20/42	28	29,233
3.500%	05/20/42	10	10,618
3.500%	06/20/42	13	13,873
3.500%	07/20/42	303	319,085
3.500%	08/20/42	23	23,785
3.500%	09/20/42	60	62,791
3.500%	12/20/42	11	11,336
3.500%	01/20/43	76	80,448
3.500%	02/20/43	26	27,063
3.500%	03/20/43	31	33,102
3.500%	05/20/43	539	565,700
3.500%	06/20/43	267	280,504
3.500%	07/20/43	447	469,952
3.500%	09/20/43	105	110,837
3.500%	10/15/43	55	57,815
3.500%	01/20/45	490	515,642
3.500%	02/20/45	14	14,503
3.500%	10/20/45	15	16,048
3.500%	12/20/45	471	492,065
3.500%	02/20/46	44	46,775
3.500%	02/20/46	57	59,666
3.500%	03/20/46	1,154	1,203,669
3.500%	04/20/46	737	768,947
3.500%	05/20/46	587	612,195

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	06/20/46	418	$435,524
3.500%	07/20/46	119	124,529
3.500%	02/20/48	202	213,806
3.500%	02/20/48	1,400	1,470,187
3.500%	01/20/49	162	168,143
4.000%	02/15/41	6	6,827
4.000%	03/15/41	6	6,921
4.000%	10/20/41	49	52,350
4.000%	04/20/42	34	36,041
4.000%	01/20/44	125	132,242
4.000%	02/20/44	40	42,701
4.000%	01/20/46	77	81,162
4.000%	05/20/46	94	99,492
4.000%	05/20/47	1,374	1,438,396
4.000%	07/20/47	276	288,472
4.000%	08/20/47	431	451,505
4.000%	11/20/47	1,231	1,288,096
4.000%	03/20/48	536	560,668
4.000%	06/20/48	506	526,998
4.000%	08/20/48	392	408,655
4.000%	05/20/49	1,052	1,090,937
4.000%	08/20/49	1,372	1,422,571
4.000%	09/20/49	2,356	2,443,716
4.000%	11/20/49	2,155	2,234,713
4.500%	05/20/40	24	26,168
4.500%	01/20/41	35	38,016
4.500%	07/20/45	483	520,440
4.500%	09/15/45	33	35,694
4.500%	12/20/45	211	227,666
4.500%	01/20/46	408	439,537
4.500%	07/20/47	355	373,576
4.500%	08/20/47	615	647,645
4.500%	09/20/47	175	183,984
4.500%	09/20/48	317	333,199
4.500%	05/20/49	1,369	1,439,066
4.500%	06/20/49	265	279,046
5.000%	05/20/33	11	11,484
5.000%	12/20/34	8	8,754
5.000%	04/15/39	7	7,662
5.000%	09/15/39	3	3,475
5.000%	12/15/39	13	14,267
5.000%	01/15/40	12	13,956
5.000%	02/15/40	6	6,236
5.000%	05/20/40	16	17,602
5.000%	06/15/40	11	12,470
5.000%	06/20/40	15	15,919
5.000%	08/20/40	5	5,185
5.000%	11/20/42	27	29,383
5.000%	07/20/47	160	169,138
5.000%	08/20/47	51	54,223
5.000%	09/20/47	367	390,259
5.000%	10/20/47	216	227,548
5.000%	11/20/47	116	122,861
5.000%	12/20/47	356	378,136
5.000%	02/20/48	150	158,294
5.000%	05/20/48	57	59,698
5.000%	06/20/48	68	71,307
5.000%	06/20/48	288	303,221

SEE NOTES TO FINANCIAL STATEMENTS.

A419

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	07/20/48		29	$30,942
5.000%	11/20/48		1,268	1,334,493
5.500%	08/20/38		12	13,108
5.500%	05/20/48		317	341,087
5.500%	12/20/48		1,544	1,649,471
5.500%	01/20/49		55	59,171
5.500%	03/20/49		596	636,814

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $131,851,263)				134,059,720

U.S. TREASURY OBLIGATIONS — 3.1%
U.S. Treasury Bonds
2.250%	08/15/49		4,150	4,025,500
2.500%	02/15/45		325	331,805
2.500%	02/15/46		295	301,269
2.750%	11/15/42		135	144,113
2.750%	08/15/47		745	798,896
2.875%	08/15/45		195	213,220
2.875%	11/15/46		400	438,813
3.000%	11/15/44		60	66,919
3.000%	11/15/45		225	251,789
3.000%	05/15/47		755	848,313
3.000%	08/15/48		8,240	9,280,300
3.125%	11/15/41		1,565	1,775,297
3.125%	02/15/43		940	1,066,312
3.375%	05/15/44		690	817,003
3.500%	02/15/39		1,265	1,516,221
4.500%	05/15/38	(k)	13,140	17,753,372
5.375%	02/15/31		30	40,252
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/21		15	15,172
0.125%	07/15/22		20	20,234
0.125%	01/15/23		741	741,551
0.125%	10/15/24		489	491,710
0.250%	07/15/29		120	121,027
0.375%	07/15/27		14	14,070
0.625%	07/15/21		684	691,734
1.000%	02/15/49		14	15,946
U.S. Treasury Notes
1.375%	04/30/20		45	44,961
1.500%	11/30/21		4,000	3,994,219
1.500%	11/30/24		3,300	3,271,898
1.625%	08/15/29		3,000	2,922,656
2.000%	11/30/22		70	70,755
2.000%	05/31/24		1,680	1,702,444
2.625%	12/15/21		12,975	13,229,939
2.750%	08/31/23		23,075	23,969,156
2.875%	08/15/28		300	323,344

TOTAL U.S. TREASURY OBLIGATIONS (cost $88,607,975)				91,310,210

TOTAL LONG-TERM INVESTMENTS (cost $2,353,078,145)				2,664,802,052

			Shares

SHORT-TERM INVESTMENTS — 14.3%
AFFILIATED MUTUAL FUNDS — 13.9%
PGIM Core Ultra Short Bond Fund(w)			286,207,699	286,207,699

		Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $124,282,825; includes $124,065,984 of cash collateral for securities on loan)(b)(w)		124,264,357	$124,289,210

TOTAL AFFILIATED MUTUAL FUNDS (cost $410,490,524)			410,496,909

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.4%
U.S. Treasury Bill
1.511%	04/09/20	11,743	11,694,223

(cost $11,694,535)
TOTAL SHORT-TERM INVESTMENTS (cost $422,185,059)			422,191,132

TOTAL INVESTMENTS — 104.6% (cost $2,775,263,204)			3,086,993,184
Liabilities in excess of other assets(z) — (4.6)%			(137,016,476)

NET ASSETS — 100.0%			$2,949,976,708

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $121,340,746; cash collateral of $124,065,984 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(r)	Principal or notional amount is less than $500 par.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A420

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
66	2 Year U.S. Treasury Notes	Mar. 2020	$14,223,000	$(12,299)
278	5 Year U.S. Treasury Notes	Mar. 2020	32,973,408	(158,374)
34	10 Year U.S. Treasury Notes	Mar. 2020	4,366,344	(48,923)
25	20 Year U.S. Treasury Bonds	Mar. 2020	3,897,656	(87,426)
20	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	3,633,125	(109,301)
643	Mini MSCI EAFE Index	Mar. 2020	65,473,475	525,720
215	Mini MSCI Emerging Markets Index	Mar. 2020	12,042,150	268,709
297	Russell 2000 E-Mini Index	Mar. 2020	24,808,410	320,441
822	S&P 500 E-Mini Index	Mar. 2020	132,798,210	2,292,862
70	S&P Mid Cap 400 E-Mini Index	Mar. 2020	14,453,600	209,809

				3,201,218

Short Position:
3	10 Year U.S. Treasury Notes	Mar. 2020	385,266	(426)

				$3,200,792

Forward foreign currency exchange contract outstanding at December 31, 2019:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contract:
Japanese Yen,
Expiring 01/15/20	Morgan Stanley & Co. LLC	JPY	154,337	$1,424,690	$1,421,628	$3,062	$—

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Sell Protection(2):
CDX.IG.S33.V1	12/20/24	1.000%(Q)	39,050	0.452%	$812,634	$1,025,676	$213,042

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and

SEE NOTES TO FINANCIAL STATEMENTS.

A421

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$170,238
JPMorgan Securities LLC	—	1,052,610
Morgan Stanley & Co. LLC	—	10,154,645

Total	$—	$11,377,493

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$1,615,662,847	$641,379,742	$—
Preferred Stocks	5,838,729	626,778	—
Asset-Backed Securities
Automobiles	—	3,104,289	—
Collateralized Loan Obligations	—	2,002,146	—
Credit Cards	—	257,391	—
Equipment	—	1,350,073	—
Other	—	2,768,641	—
Residential Mortgage-Backed Securities	—	881,628	—
Student Loans	—	2,443,982	—
Commercial Mortgage-Backed Securities	—	8,952,874	—
Corporate Bonds	—	126,095,664	—
Municipal Bonds	—	10,906,254	—
Residential Mortgage-Backed Securities	—	12,629,989	—
Sovereign Bonds	—	4,531,095	—
U.S. Government Agency Obligations	—	134,059,720	—
U.S. Treasury Obligations	—	103,004,433	—
Affiliated Mutual Funds	410,496,909	—	—

Total	$2,031,998,485	$1,054,994,699	$—

Other Financial Instruments*
Assets
Futures Contracts	$3,617,541	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	3,062	—
Centrally Cleared Credit Default Swap Agreement	—	213,042	—

Total	$3,617,541	$216,104	$—

Liabilities
Futures Contracts	$(416,749)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A422

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (4.2% represents investments purchased with collateral from securities on loan)	13.9%
Banks	5.3
U.S. Government Agency Obligations	4.5
Equity Real Estate Investment Trusts (REITs)	4.5
Software	4.3
IT Services	4.0
Semiconductors & Semiconductor Equipment	3.7
Insurance	3.7
Health Care Equipment & Supplies	3.6
U.S. Treasury Obligations	3.5
Interactive Media & Services	3.1
Pharmaceuticals	3.0
Internet & Direct Marketing Retail	2.8
Oil, Gas & Consumable Fuels	2.4
Capital Markets	2.2
Electric Utilities	2.1
Chemicals	2.0
Industrial Conglomerates	1.8
Health Care Providers & Services	1.7
Aerospace & Defense	1.5
Hotels, Restaurants & Leisure	1.5
Technology Hardware, Storage & Peripherals	1.4
Machinery	1.3
Biotechnology	1.3
Food Products	1.1
Life Sciences Tools & Services	1.1
Entertainment	1.0
Electronic Equipment, Instruments & Components	0.9
Media	0.9
Diversified Telecommunication Services	0.9
Multi-Utilities	0.8
Metals & Mining	0.8
Specialty Retail	0.8
Beverages	0.7
Containers & Packaging	0.7
Auto Components	0.7
Diversified Financial Services	0.7
Automobiles	0.6
Professional Services	0.6
Road & Rail	0.6
Commercial Services & Supplies	0.6
Textiles, Apparel & Luxury Goods	0.6
Multiline Retail	0.6
Food & Staples Retailing	0.5
Tobacco	0.5
Residential Mortgage-Backed Securities	0.4
Electrical Equipment	0.4
Real Estate Management & Development	0.4
Energy Equipment & Services	0.4
Municipal Bonds	0.4
Household Durables	0.4
Thrifts & Mortgage Finance	0.3
Household Products	0.3
Communications Equipment	0.3
Consumer Finance	0.3

Commercial Mortgage-Backed Securities	0.3%
Electric	0.3
Oil & Gas	0.3
Trading Companies & Distributors	0.3
Real Estate Investment Trusts (REITs)	0.3
Air Freight & Logistics	0.3
Healthcare-Services	0.2
Airlines	0.2
Auto Manufacturers	0.2
Telecommunications	0.2
Building Products	0.2
Construction & Engineering	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.2
Wireless Telecommunication Services	0.2
Diversified Consumer Services	0.2
Personal Products	0.2
Independent Power & Renewable Electricity Producers	0.2
Sovereign Bonds	0.2
Gas Utilities	0.2
Leisure Products	0.2
Water Utilities	0.1
Health Care Technology	0.1
Other	0.1
Miscellaneous Manufacturing	0.1
Retail	0.1
Student Loans	0.1
Construction Materials	0.1
Internet	0.1
Collateralized Loan Obligations	0.1
Semiconductors	0.1
Pipelines	0.1
Transportation	0.1
Environmental Control	0.1
Commercial Services	0.1
Marine	0.1
Agriculture	0.1
Equipment	0.0	*
Trucking & Leasing	0.0	*
Healthcare-Products	0.0	*
Foods	0.0	*
Gas	0.0	*
Distributors	0.0	*
Computers	0.0	*
Machinery-Diversified	0.0	*
Building Materials	0.0	*
Advertising	0.0	*
Auto Parts & Equipment	0.0	*
Transportation Infrastructure	0.0	*
Home Furnishings	0.0	*
Iron/Steel	0.0	*
Toys/Games/Hobbies	0.0	*
Forest Products & Paper	0.0	*
Paper & Forest Products	0.0	*
Credit Cards	0.0	*
Oil & Gas Services	0.0	*
Electronics	0.0	*

SEE NOTES TO FINANCIAL STATEMENTS.

A423

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (con’t):

Mining	0.0	*%
Lodging	0.0	*
Packaging & Containers	0.0	*

	104.6
Liabilities in excess of other assets	(4.6)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker — variation margin swaps	$213,042	*	—	$—
Equity contracts	Due from/to broker — variation margin futures	3,617,541	*	—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,062		—	—
Interest rate contracts	—	—		Due from/to broker — variation margin futures	416,749	*

		$3,833,645			$416,749

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$661,297
Equity contracts	3,389	38,967,914	—	—
Foreign exchange contracts.	—	—	(9,681)	—
Interest rate contracts	—	1,631,872	—	—

Total	$3,389	$40,599,786	$(9,681)	$661,297

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$190,998

SEE NOTES TO FINANCIAL STATEMENTS.

A424

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures	Forward Currency Exchange Contracts	Swaps
Equity contracts	$(2,349)	$3,101,648	$—	$—
Foreign exchange contracts	—	—	37,232	—
Interest rate contracts	—	(437,608)	—	—

Total	$(2,349)	$2,664,040	$37,232	$190,998

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$240,243,809	$340,619

Forward Foreign Currency Exchange Contracts —Sold(2)
$1,232,864

Credit Default Swap Agreements— Sell Protection(1)
$28,100,000

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$121,340,746	$(121,340,746)	$—

Offsetting of OTC derivative assets and liabilities:
Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Morgan Stanley & Co. LLC	$3,062	$—	$3,062	$—	$3,062

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A425

AST T. ROWE PRICE GROWTH OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $121,340,746:
Unaffiliated investments (cost $2,364,772,680)	$2,676,496,275
Affiliated investments (cost $410,490,524)	410,496,909
Foreign currency, at value (cost $3,153,152)	3,187,742
Receivable for investments sold	12,977,029
Dividends and interest receivable	5,422,221
Receivable for Portfolio shares sold	1,434,050
Tax reclaim receivable	1,116,278
Due from broker-variation margin futures	723,695
Receivable from affiliate	18,922
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,062
Prepaid expenses and other assets	72,394

Total Assets	3,111,948,577

LIABILITIES
Payable to broker for collateral for securities on loan	124,065,984
Payable for investments purchased	35,660,417
Management fee payable	906,482
Payable to affiliate	516,176
Accrued expenses and other liabilities	491,720
Foreign capital gains tax liability accrued	166,701
Distribution fee payable	121,126
Due to broker-variation margin futures	38,529
Due to broker-variation margin swaps	4,377
Affiliated transfer agent fee payable	357

Total Liabilities	161,971,869

NET ASSETS	$2,949,976,708

Net assets were comprised of:
Partners’ Equity	$2,949,976,708

Net asset value and redemption price per share, $2,949,976,708 / 186,284,640 outstanding shares of beneficial interest	$15.84

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,845,382 foreign withholding tax, of which $179,268 is reimbursable by an affiliate)	$37,470,327
Interest income	10,363,975
Affiliated dividend income	5,988,404
Income from securities lending, net (including affiliated income of $389,697)	759,539

Total income	54,582,245

EXPENSES
Management fee	17,436,222
Distribution fee	6,149,901
Custodian and accounting fees	750,423
Trustees’ fees	38,480
Audit fee	28,663
Legal fees and expenses	20,234
Shareholders’ reports	16,745
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Miscellaneous	111,000

Total expenses	24,558,675
Less: Fee waiver and/or expense reimbursement	(234,339)

Net expenses	24,324,336

NET INVESTMENT INCOME (LOSS)	30,257,909

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,465) (net of foreign capital gains taxes $12)	54,323,182
Futures transactions	40,599,786
Forward currency contract transactions	(9,681)
Swap agreements transactions	661,297
Foreign currency transactions	(47,263)

95,527,321

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $14,732) (net of change in foreign capital gains taxes $(140,981))	377,050,876
Futures	2,664,040
Forward currency contracts	37,232
Swap agreements	190,998
Foreign currencies	38,017

379,981,163

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	475,508,484

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$505,766,393

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$30,257,909	$21,607,838
Net realized gain (loss) on investment and foreign currency transactions	95,527,321	39,458,791
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	379,981,163	(229,521,473)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	505,766,393	(168,454,844)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [60,089,355 and 55,611,045 shares, respectively]	843,440,497	766,011,854
Portfolio shares repurchased [1,238,676 and 30,041,465 shares, respectively]	(17,799,814)	(379,279,892)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	825,640,683	386,731,962

CAPITAL CONTRIBUTIONS	2,751	23,284

TOTAL INCREASE (DECREASE)	1,331,409,827	218,300,402
NET ASSETS:
Beginning of year	1,618,566,881	1,400,266,479

End of year	$2,949,976,708	$1,618,566,881

SEE NOTES TO FINANCIAL STATEMENTS.

A426

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2019 consisted of 90 separate Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains only to the 9 Portfolios listed below together with their investment objective(s). Each Portfolio is a diversified portfolio.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Objective(s)	Subadviser(s)
AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”)	Long-term capital appreciation.	AlphaSimplex Group, LLC / AQR Capital Management, LLC / CoreCommodity Management, LLC / First Quadrant, L.P. / Jennison Associates LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.) / Morgan Stanley Investment Management, Inc. / Pacific Investment Management Company, LLC (“PIMCO”) / Quantitative Management Associates LLC (“QMA”)(a wholly-owned subsidiary of PGIM, Inc.) / Western Asset Management Company, LLC / Western Asset Management Company Limited
AST AQR Large-Cap Portfolio (“AQR Large-Cap”)	Long-term capital appreciation.	AQR Capital Management, LLC

AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”)	Highest potential total return consistent with its specified level of risk tolerance.	QMA

AST ClearBridge Dividend Growth Portfolio (“ClearBridge Dividend Growth”)	Income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC

B1

Portfolio	Objective(s)	Subadviser(s)
AST Goldman Sachs Multi-Asset Portfolio (“Goldman Sachs Multi-Asset”)	High level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.

AST J.P. Morgan Global Thematic Portfolio (“J.P. Morgan Global Thematic”)	Capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc.

AST J.P. Morgan Strategic Opportunities Portfolio (“J.P. Morgan Strategic Opportunities”)	Maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.

AST Legg Mason Diversified Growth Portfolio (“Legg Mason Diversified Growth”)	High risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC / ClearBridge Investments, LLC / QS Investors, LLC /Western Asset Management Company, LLC / Western Asset Management Company Limited

AST T. Rowe Price Growth Opportunities Portfolio (“T. Rowe Price Growth Opportunities”)	High level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc. / T. Rowe Price International Ltd. / T. Rowe Price International, Ltd., Tokyo Branch / T. Rowe Price Hong Kong Limited

1.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”), with the exception of Legg Mason Diversified Growth for which PGIM Investments is the sole Investment Manager. Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

B2

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and

B3

exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities:    Pursuant to Rule 22e-4 under the 1940 Act, the Trust has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Portfolio limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities:    Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Portfolios’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Portfolios’ investments in restricted securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR):    Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)   market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

B4

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial/Commodity Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal

B5

to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales:    Certain Portfolios sold a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans:    Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquired interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements:    Certain Portfolios entered into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the term of the reverse repurchase agreement the security is held by the other party and the Portfolio may continue to receive principal and interest payments on the security. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty having a value not less than the value of the reverse repurchase agreement, including accrued interest. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Portfolio, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest,

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the Portfolio will be obligated to deliver additional collateral to the buyer.

Forward Rate Agreements:    Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. Certain Portfolios entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements:    Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the

B7

payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or

B8

bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2019, the Portfolios have not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights:    Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind:    Certain fixed income Portfolios invested in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions:    Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls:    Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment

B9

transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs):    Certain Portfolios invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Master Limited Partnerships (MLPs):    Certain Portfolios invested in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced in Note 3. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2019, the Investment Manager had engaged the firms referenced in Note 1 as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped

B10

by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fees, Net of Waiver, if Applicable
Academic Strategies†*(1)	Fund-of-Funds Segments/Sleeves: 0.72% of average daily net assets Non Fund-of-Funds Segments/Sleeves: 0.5525% first $ 300 million; 0.5425% on next $200 million; 0.5325% on next $250 million; 0.5225% on next $2.5 billion; 0.5125% on next $ 2.75 billion; 0.4825% on next $4 billion; 0.4625% in excess of $10 billion	0.62%
AQR Large-Cap	0.5825% first $300 million; 0.5725% on next $200 million; 0.5625% on next $250 million; 0.5525% on next $2.5 billion; 0.5425% on next $ 2.75 billion; 0.5125% on next $4 billion; 0.4925% in excess of $10 billion	0.55%
Capital Growth Asset Allocation(1)	0.15%	0.15%
ClearBridge Dividend Growth	0.6825% first $300 million; 0.6725% on next $200 million; 0.6625% on next $250 million; 0.6525% on next $2.5 billion; 0.6425% on next $ 2.75 billion; 0.6125% on next $4 billion; 0.5925% in excess of $10 billion	0.65%
Goldman Sachs Multi-Asset	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $ 2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.61%
J.P. Morgan Global Thematic**	0.7825% first $300 million; 0.7725% on next $200 million; 0.7625% on next $250 million; 0.7525% on next $2.5 billion; 0.7425% on next $ 2.75 billion; 0.7125% on next $4 billion; 0.6925% in excess of $10 billion	0.76%
J.P. Morgan Strategic Opportunities	0.8325% first $300 million; 0.8225% on next $200 million; 0.8125% on next $250 million; 0.8025% on next $2.5 billion; 0.7925% on next $ 2.75 billion; 0.7625% on next $4 billion; 0.7425% in excess of $10 billion	0.80%

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Portfolio	Management Fee	Effective Management Fees, Net of Waiver, if Applicable
Legg Mason Diversified Growth	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.65%
T. Rowe Price Growth Opportunities	0.7325% first $300 million; 0.7225% on next $200 million; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75 billion; 0.6625% on next $4 billion; 0.6425% in excess of $10 billion	0.70%

Portfolio	Fee Waivers and/or Expense Limitations
Academic Strategies	contractually waive 0.007% through June 30, 2020
AQR Large-Cap	contractually waive 0.007% through June 30, 2020
ClearBridge Dividend Growth	contractually waive 0.012% through June 30, 2020
Goldman Sachs Multi-Asset***	contractually waive 0.135%
through June 30, 2019;

effective July 1, 2019
contracutally waive 0.132%
through June 30, 2020
contractually limit
expenses to 0.93%
through June 30, 2019;

effective July 1, 2019
contractually limit
expenses to 0.91%
through June 30, 2020

J.P. Morgan Strategic Opportunities	contractually waive 0.011% through June 30, 2020
Legg Mason Diversified Growth****	contractually limit expenses to 1.07% through June 30, 2020
T. Rowe Price Growth Opportunities	contractually waive 0.009% through June 30, 2020 effective September 1, 2019 contractually waive additional 0.0014% through June 30, 2021

†

For Academic Strategies, the investment management fee rate applicable to the fund-of-funds segments/sleeves is limited to assets invested in other Portfolios of the Trust. The investment management fee rate applicable to the non fund-of-funds segments/sleeves excludes assets invested in other Portfolios of the Trust. Portfolio assets invested in mutual funds other than the portfolios of the Trust are included in the management fee rate applicable to the non fund-of-funds segments/sleeves.

*

The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s “Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Underlying Fund Fees and Expenses” shall not include, and the Investment Manager shall not reimburse expenses or waive fees with respect to, taxes, short sale interest and dividend expenses, brokerage commissions, and extraordinary expenses incurred by the relevant Underlying Funds. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio’s then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the

B12

expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio’s actual “Underlying Fund Fees and Expenses” may be higher than 0.685% of the Portfolio’s average daily net assets. The arrangements relating to the Portfolio’s “Underlying Fund Fees and Expenses” are voluntary and are subject to termination or modification at any time without prior notice.
**	Voluntarily reimburse expenses and/or waive fees to the extent that the Portfolio’s “Acquired Fund Fees and Expenses” exceed 0.23% of the Portfolio’s average daily net assets.
***

The Investment Manager has agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser.

****

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the investment management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the subadviser. In addition, the Investment Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest and brokerage commissions) do not exceed the expense limitation.

(1)

Fund of Funds Discount: The Investment Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

The Trust, on behalf of the Portfolios, has entered into an agreement with PAD, which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of Capital Growth Asset Allocation. For assets that are invested in other Portfolios, no 12b-1 fee is charged for the assets of Academic Strategies and the 12b-1 fee is waived for the assets of Goldman Sachs Multi-Asset and Legg Mason Diversified Growth. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid

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solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2019, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Academic Strategies	$7,919
ClearBridge Dividend Growth	3,780
J.P. Morgan Global Thematic	26,521
J.P. Morgan Strategic Opportunities	16,190
Legg Mason Diversified Growth	11,103

AST Investment Services, Inc., Jennison, PAD, PGIM Investments, PGIM, Inc. and QMA are indirect, wholly-owned subsidiaries of Prudential.

3.	Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures.

For the reporting period ended December 31, 2019, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain(Loss)
Academic Strategies	$3,661,612	$4,383,967	$579
T. Rowe Price Growth Opportunities	625,635	78,309	(26,955)

In March 2019, the following Portfolios were reimbursed by the Investment Manager for costs incurred due to a portfolio allocation error. The reimbursement amount for each affected Portfolio is disclosed below and such amount is also disclosed in the Portfolio’s “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the year ended December 31, 2019.

Portfolio	Capital Contributions
Academic Strategies	$1,863

B14

Portfolio	Capital Contributions
Capital Growth Asset Allocation	$6,367
ClearBridge Dividend Growth	301
Goldman Sachs Multi-Asset	2,784
J.P. Morgan Global Thematic	872
J.P. Morgan Strategic Opportunities	292

b.)	Securities Lending and Foreign Withholding Tax Reclaim Matters

In September 2019, the Investment Manager reached a settlement with the SEC relating to the securities lending and foreign withholding tax reclaim matters described below. Under the settlement, the Investment Manager agreed to pay to the SEC disgorgement of fees and a civil penalty. The settlement does not affect the Investment Manager’s ability to manage the Portfolios.

In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the SEC and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to the Portfolios is disclosed in the Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year ended December 31, 2016.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Trust’s independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Trust’s independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Trust’s independent trustees. In May 2019, Prudential made an additional payment to the Portfolios relating to the opportunity loss upon the final review of the methodology used for the Portfolios’ rate of return calculation. The aggregate previously unreimbursed excess withholding tax and/or opportunity loss payments for each affected Portfolio are disclosed in the Portfolios’ “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal years ended December 31, 2018 and December 31, 2019.

In addition to the above, Prudential committed to the Trust’s independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

During the reporting period and in consultation with the Trust’s independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status.

B15

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnership for tax purposes.

Portfolio	2019 Payments
Academic Strategies	$224,055
ClearBridge Dividend Growth	37,000
Goldman Sachs Multi-Asset	266,271
J.P. Morgan Global Thematic	141,013
J.P. Morgan Strategic Opportunities	92,007
Legg Mason Diversified Growth	58,233
T. Rowe Price Growth Opportunities	179,268

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2019 Payments
Academic Strategies	$40,562
ClearBridge Dividend Growth	98,422
Goldman Sachs Multi-Asset	225,410
J.P. Morgan Global Thematic	109,985
J.P. Morgan Strategic Opportunities	124,246
Legg Mason Diversified Growth	54,472
T. Rowe Price Growth Opportunities	310,582

The following capital contributions, as described above, have been paid in 2019 by Prudential for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	Capital Contributions
Academic Strategies	$12,930
ClearBridge Dividend Growth	1,598
Goldman Sachs Multi-Asset	15,974
J.P. Morgan Global Thematic	13,003
J.P. Morgan Strategic Opportunities	27,600
Legg Mason Diversified Growth	322
T. Rowe Price Growth Opportunities	2,751

B16

4.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2019, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Academic Strategies	$3,234,730,777	$3,136,571,035
AQR Large-Cap	2,017,460,916	2,355,584,219
Capital Growth Asset Allocation	3,073,458,035	3,689,361,820
ClearBridge Dividend Growth	982,876,719	335,933,666
Goldman Sachs Multi-Asset	7,300,724,160	7,345,530,188
J.P. Morgan Global Thematic	2,587,719,059	2,750,758,296
J.P. Morgan Strategic Opportunities	1,653,446,558	1,701,917,085
Legg Mason Diversified Growth	269,563,368	139,208,453
T. Rowe Price Growth Opportunities	2,101,435,034	1,409,570,093

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2019, is presented as follows:

Academic Strategies

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST AQR Emerging Markets Equity Portfolio*
$91,527,957	$8,197,000	$2,602,400	$16,469,757	$349,227	$113,941,541	9,308,949	$—
AST Blackrock Low Duration Bond Portfolio*
748,296	—	—	34,579	—	782,875	69,159	—
AST BlackRock/Loomis Sayles Bond Portfolio*
26,390,340	10,686,100	6,108,900	2,591,249	632,340	34,191,129	2,310,211	—
AST ClearBridge Dividend Growth Portfolio*
16,996,699	33,349,651	2,104,700	9,483,095	789,949	58,514,694	2,659,759	—
AST Cohen & Steers Global Realty Portfolio*
244,185,720	3,510,000	55,915,100	33,367,568	18,364,314	243,512,502	16,299,364	—
AST Cohen & Steers Realty Portfolio*
127,510,446	5,585,900	25,062,100	26,629,380	12,432,624	147,096,250	10,172,631	—
AST Goldman Sachs Large-Cap Value Portfolio*
874,329	3,180,000	4,415,060	(99,824)	460,555	—	—	—
AST Goldman Sachs Small-Cap Value Portfolio*
88,426,881	—	35,372,613	(3,026,189)	18,839,817	68,867,896	2,751,414	—
AST Government Money Market Portfolio*
250,773	4,241	—	—	—	255,014	255,014	806
AST High Yield Portfolio*
156,942,248	5,920,000	10,740,700	20,415,084	3,445,678	175,982,310	15,464,175	—
AST Hotchkis & Wiley Large-Cap Value Portfolio*
21,422,493	7,201,088	7,013,750	4,496,208	2,121,200	28,227,239	853,302	—
AST International Growth Portfolio*
156,122,416	12,012,000	8,384,800	47,765,947	3,832,955	211,348,518	10,294,619	—
AST International Value Portfolio*
229,081,326	28,278,000	16,076,900	43,125,528	5,287,524	289,695,478	13,499,323	—

B17

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Jennison Large-Cap Growth Portfolio*
$4,203,663	$9,863,687	$659,100	$2,411,101	$274,938	$16,094,289	397,292	$—
AST Loomis Sayles Large-Cap Growth Portfolio*
9,680,796	14,497,624	1,143,300	3,996,303	474,462	27,505,885	430,587	—
AST MFS Growth Portfolio*
2,215,376	11,350,051	653,600	2,393,639	286,748	15,592,214	467,252	—
AST MFS Large-Cap Value Portfolio*
44,039,481	13,758,328	7,372,911	11,236,729	2,413,139	64,074,766	2,742,927	—
AST Mid-Cap Growth Portfolio*
89,870,473	4,435,000	12,249,800	21,147,164	6,018,877	109,221,714	9,303,383	—
AST Neuberger Berman Long/Short Portfolio*
10,430,000	12,656,000	—	2,242,222	—	25,328,222	2,096,707	—
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*
77,519,509	4,278,000	3,739,600	15,072,448	1,326,500	94,456,857	2,675,832	—
AST Parametric Emerging Markets Equity Portfolio*
47,632,304	5,698,999	1,172,500	6,476,556	86,942	58,722,301	5,961,655	—
AST PIMCO Dynamic Bond Portfolio*
6,307,557	5,542,799	1,599,300	502,813	16,911	10,770,780	1,066,414	—
AST Prudential Core Bond Portfolio*
83,983,983	17,626,799	16,173,900	6,329,702	3,119,281	94,885,865	7,086,323	—
AST QMA International Core Equity Portfolio*
171,238,409	18,733,000	11,057,000	27,864,698	1,355,336	208,134,443	16,492,428	—
AST QMA US Equity Alpha Portfolio*
158,084,238	—	69,243,274	(10,030,338)	38,923,903	117,734,529	3,373,482	—
AST Small-Cap Growth Opportunities Portfolio*
8,165,877	801,000	1,919,600	2,974,507	(128,319)	9,893,465	410,007	—
AST Small-Cap Growth Portfolio*
9,560,096	446,000	3,068,000	2,741,100	(247,098)	9,432,098	177,796	—
AST Small-Cap Value Portfolio*
24,997,578	37,975,613	7,351,400	6,235,435	3,599,203	65,456,429	2,259,456	—
AST T. Rowe Price Large-Cap Growth Portfolio*
3,807,240	13,906,399	817,100	2,502,348	292,120	19,691,007	426,674	—
AST T. Rowe Price Large-Cap Value Portfolio*
23,598,189	30,282,905	1,584,400	8,829,036	395,628	61,521,358	3,572,669	—
AST T. Rowe Price Natural Resources Portfolio*
18,570,775	2,987,000	8,600,000	2,056,763	290,853	15,305,391	679,635	—
AST WEDGE Capital Mid-Cap Value Portfolio*
85,167,037	1,051,999	7,838,600	11,952,129	4,030,156	94,362,721	3,680,293	—
AST Wellington Management Real Total Return Portfolio*
12,152,000	—	12,655,999	1,847,999	(1,344,000)	—	—	—
AST Western Asset Core Plus Bond Portfolio*
68,777,461	11,702,701	12,923,300	6,174,038	3,066,232	76,797,132	5,462,100	—
PGIM Core Ultra Short Bond Fund*
321,344,751	1,460,794,942	1,450,063,635	—	—	332,076,058	332,076,058	7,965,191

B18

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
$47,736,496	$964,139,186	$918,824,876	$8,097	$8,814	$93,067,717	93,049,107	$259,925	**

$2,489,563,213	$2,760,452,012	$2,724,508,218	$336,216,871	$130,816,809	$2,992,540,687		$8,225,922

AQR Large-Cap

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$107,497,470	$434,424,387	$485,009,222	$—	$—	$56,912,635	56,912,635	$1,487,016
PGIM Institutional Money Market Fund*
49,927,099	1,103,193,395	1,118,286,927	5,805	20,431	34,859,803	34,852,832	109,597	**

$157,424,569	$1,537,617,782	$1,603,296,149	$5,805	$20,431	$91,772,438		$1,596,613

Capital Growth Asset Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)		Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST AB Global Bond Portfolio*
$427,775,283	$117,990,000	$307,576,318	$(908,757	) $	32,253,266	$269,533,474	23,056,756	$—
AST AQR Emerging Markets Equity Portfolio*
11,581,042	44,373,999	38,015,000	409,219		349,055	18,698,315	1,527,640	—
AST AQR Large Cap Core Portfolio*
1,037,394,462	78,320,000	288,258,239	85,422,290		130,304,145	1,043,182,658	50,566,295	—
AST BlackRock Low Duration Bond Portfolio*
40,920,068	325,000	41,525,785	(950,775)		1,231,492	—	—	—
AST BlackRock/Loomis Sayles Bond Portfolio*
225,191,336	65,362,375	69,405,000	13,862,661		7,454,006	242,465,378	16,382,796	—
AST ClearBridge Dividend Growth Portfolio*
579,649,388	394,123,872	87,770,000	165,751,926		38,722,685	1,090,477,871	49,567,176	—
AST Goldman Sachs Global Income Portfolio*
211,593,537	55,315,000	151,273,612	2,753,621		16,907,944	135,296,490	11,553,927	—
AST Goldman Sachs Large-Cap Value Portfolio*
179,504,061	4,515,000	209,545,513	7,702,653		17,823,799	—	—	—
AST Goldman Sachs Small-Cap Value Portfolio*
104,218,509	21,873,594	—	26,235,677		—	152,327,780	6,085,808	—
AST High Yield Portfolio*
57,053,694	9,950,001	58,950,000	(7,234,078)		11,723,117	12,542,734	1,102,173	—
AST Hotchkis & Wiley Large-Cap Value Portfolio*
505,662,609	38,081,235	310,592,223	63,347,568		52,814,672	349,313,861	10,559,669	—
AST International Growth Portfolio*
546,332,031	82,470,000	110,550,000	137,381,344		36,140,097	691,773,472	33,695,737	—
AST International Value Portfolio*
541,151,399	102,620,000	70,885,000	97,793,341		12,486,148	683,165,888	31,834,384	—

B19

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Jennison Large-Cap Growth Portfolio*
$323,670,912	$62,053,432	$60,525,000	$83,598,013	$22,961,184	$431,758,541	10,658,073	$—
AST Loomis Sayles Large-Cap Growth Portfolio*
538,659,159	130,089,616	105,930,000	121,339,693	51,972,569	736,131,037	11,523,654	—
AST MFS Growth Portfolio*
322,419,151	57,645,001	79,886,651	76,174,316	45,185,173	421,536,990	12,632,214	—
AST MFS Large-Cap Value Portfolio*
566,339,348	119,500,568	43,108,794	160,932,929	15,700,777	819,364,828	35,075,549	—
AST Mid-Cap Growth Portfolio*
45,720,793	8,770,000	9,380,000	10,358,319	3,457,721	58,926,833	5,019,321	—
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*
30,520,161	2,124,935	6,540,000	3,861,595	2,185,239	32,151,930	910,820	—
AST Parametric Emerging Markets Equity Portfolio*
7,202,364	23,915,000	22,087,000	239,955	(328,187)	8,942,132	907,831	—
AST PIMCO Dynamic Bond Portfolio*
72,127,322	20,724,000	42,746,745	2,646,111	808,405	53,559,093	5,302,881	—
AST Prudential Core Bond Portfolio*
602,551,584	492,133,257	218,740,000	32,891,247	30,204,370	939,040,458	70,129,982	—
AST QMA International Core Equity Portfolio*
478,286,698	79,185,000	58,760,000	73,850,478	7,438,894	580,001,070	45,958,880	—
AST QMA Large-Cap Portfolio*
1,054,202,258	78,620,001	326,095,633	89,510,057	154,447,064	1,050,683,747	48,597,768	—
AST Small-Cap Growth Opportunities Portfolio*
99,008,557	33,079,000	38,370,000	24,056,347	13,434,756	131,208,660	5,437,574	—
AST Small-Cap Growth Portfolio*
106,865,225	33,159,000	38,870,000	16,847,560	17,149,332	135,151,117	2,547,618	—
AST Small-Cap Value Portfolio*
108,467,080	98,257,000	113,418,594	27,175,521	(6,919,338)	113,561,669	3,919,975	—
AST T. Rowe Price Large-Cap Growth Portfolio*
425,798,291	72,134,999	90,611,398	80,666,973	39,524,256	527,513,121	11,430,403	—
AST T. Rowe Price Large-Cap Value Portfolio*
533,259,154	291,180,488	191,478,762	110,482,560	31,726,494	775,169,934	45,015,676	—
AST Templeton Global Bond Portfolio*
891,424	—	—	14,301	—	905,725	79,450	—
AST WEDGE Capital Mid-Cap Value Portfolio*
30,820,744	1,542,999	7,120,936	2,572,537	2,952,858	30,768,202	1,200,008	—
AST Wellington Management Global Bond Portfolio*
511,684,125	281,128,662	169,880,000	17,278,410	18,199,704	658,410,901	55,844,860	—
AST Western Asset Core Plus Bond Portfolio*
479,358,433	132,460,001	281,760,619	15,532,208	41,711,302	387,301,325	27,546,325	—
AST Western Asset Emerging Markets Debt Portfolio*
8,686,695	40,435,000	39,705,000	283,936	2,067,472	11,768,103	963,020	—

B20

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,097,443,831	$2,508,540,913	$1,961,754,246	$—	$—	$1,644,230,498	1,644,230,498	$37,402,559

$11,912,010,728	$5,581,998,948	$5,651,116,068	$1,541,879,756	$852,090,471	$14,236,863,835		$37,402,559

ClearBridge Dividend Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
$28,507,147	$1,397,336,606	$1,331,391,307	$9,463	$(22,381)	$94,439,528	94,420,644	$251,501	**

Goldman Sachs Multi-Asset

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$278,782,016	$2,016,827,221	$1,924,252,810	$—	$—	$371,356,427	371,356,427	$10,481,818
PGIM Institutional Money Market Fund*
35,945,709	390,946,924	352,046,217	6,024	18,424	74,870,864	74,855,893	149,540	**

$314,727,725	$2,407,774,145	$2,276,299,027	$6,024	$18,424	$446,227,291		$10,631,358

J.P. Morgan Global Thematic

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$218,404,229	$1,515,449,579	$1,396,407,783	$—	$—	$337,446,025	337,446,025	$9,266,763
PGIM Institutional Money Market Fund*
119,909,086	598,897,916	575,917,084	25,987	14,208	142,930,113	142,901,533	509,425	**

$338,313,315	$2,114,347,495	$1,972,324,867	$25,987	$14,208	$480,376,138		$9,776,188

J.P. Morgan Strategic Opportunities

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$255,409,587	$1,005,563,583	$1,057,773,336	$—	$—	$203,199,834	203,199,834	$6,560,694
PGIM Institutional Money Market Fund*
63,473,823	318,528,168	277,664,688	14,502	3,349	104,355,154	104,334,287	310,460	**

$318,883,410	$1,324,091,751	$1,335,438,024	$14,502	$3,349	$307,554,988		$6,871,154

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Legg Mason Diversified Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Western Asset Core Plus Bond Portfolio*
$41,635,333	$18,789,000	$—	$6,986,920	$—	$67,411,253	4,794,541	$—
AST Western Asset Emerging Markets Debt Portfolio*
8,293,220	3,728,000	—	1,614,053	—	13,635,273	1,115,816	—
PGIM Core Ultra Short Bond Fund*
45,377,902	296,121,888	332,652,521	—	—	8,847,269	8,847,269	301,430
PGIM Institutional Money Market Fund*
15,376,071	285,122,899	272,040,663	2,731	2,031	28,463,069	28,457,377	89,604	**

$110,682,526	$603,761,787	$604,693,184	$8,603,704	$2,031	$118,356,864		$391,034

T. Rowe Price Growth Opportunities

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$104,135,605	$844,115,222	$662,043,128	$—	$—	$286,207,699	286,207,699	$5,988,404
PGIM Institutional Money Market Fund*
92,091,725	582,444,220	550,262,932	14,732	1,465	124,289,210	124,264,357	389,697	**

$196,227,330	$1,426,559,442	$1,212,306,060	$14,732	$1,465	$410,496,909		$6,378,101

*	The Fund did not have any capital gain distributions during the reporting period.
**	Represents the affiliated amount of securities lending income shown on the Statement of Operations.

5.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions.After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2019 are subject to such review.

6.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million

B22

	Current SCA	Prior SCA
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2019. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2019
ClearBridge Dividend Growth	$3,437,857	3.68%	7	$11,158,000	$—

7.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2019, all Portfolios offer only a single share class to investors.

As of December 31, 2019, all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential Financial, Inc.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Academic Strategies	3	100%
AQR Large-Cap	4	99
Capital Growth Asset Allocation	3	100
ClearBridge Dividend Growth	5	94
Goldman Sachs Multi-Asset	3	100
J.P. Morgan Global Thematic	3	100
J.P. Morgan Strategic Opportunities	3	100
Legg Mason Diversified Growth	2	100
T. Rowe Price Growth Opportunities	2	100

8.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Portfolios’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Portfolios for redemption before it matures and the Portfolios may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Portfolios. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolios will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of

B23

derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolios. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolios’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolios.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolios invest could go down. The Portfolios’ holdings can vary significantly from broad market indexes and the performance of the Portfolios can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolios may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolios’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Fund of Funds Risk: The value of an investment in the Portfolios will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Portfolios are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Portfolios’ allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Portfolios may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Portfolios to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolios would indirectly bear the costs of these trades without accomplishing the investment purpose.

Geographic Concentration Risk: The Portfolios’ performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Portfolios invest. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolios may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolios’ holdings may fall sharply. This is referred to as “extension risk”. The Portfolios may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Portfolios’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Portfolios may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Portfolios are difficult to purchase or sell. Liquidity risk includes the risk that the Portfolios may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Portfolios are forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolios may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolios may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolios’ value or prevent the Portfolios from being able to take advantage of other investment opportunities.

B24

Market and Credit Risk: Securities markets may be volatile and the market prices of the Portfolios’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolios fall, the value of an investment in the Portfolios will decline.Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios has unsettled or open transactions defaults.

Master Limited Partnership Risk: The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Portfolios’ investment in MLPs subjects the Portfolios to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Risks of Investments in Bank Loans: The Portfolios’ ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolios’ scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolios and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolios may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolios’ access to collateral, if any, may be limited by bankruptcy laws.

Risks of Investing in equity REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Portfolios will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which they invest, in addition to the expenses of the Portfolios.

Risks of Investing in Treasury Inflation Protected Securities (TIPS): The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Portfolios purchase TIPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, they may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Portfolios hold TIPS, the Portfolios may earn less on the security than on a conventional bond.

Short Sales Risk: Short sales involve costs and risks. The Portfolios must pay the lender interest on the security they borrow, and the Portfolios will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Portfolios replace the borrowed security. Although the Portfolios’ gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box (i.e. short selling securities which the Portfolios already own), the Portfolios give up

B25

the opportunity for capital appreciation in the security.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

9.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolios’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Investment Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

10.	Subsequent Event

On January 24, 2020, the Board of Trustees approved the reorganization (the Reorganization) of AST AQR Large-Cap Portfolio (the Target Portfolio) into AST QMA Large-Cap Portfolio (the Acquiring Portfolio), which will be renamed to AST Large-Cap Core Portfolio on April 27, 2020. The Reorganization is subject to shareholder approval by the Target Portfolio. A special meeting of the Target Portfolio shareholders will be held on July 15, 2020. It is expected that the Reorganization, if approved, would be completed on or around August 14, 2020.

B26

Financial Highlights

	AST Academic Strategies Asset Allocation Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.89		$15.12		$13.43	$12.63		$13.05

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09		0.07		0.03	0.01		(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.14		(1.30)		1.66	0.79		(0.41)

Total from investment operations	2.23		(1.23)		1.69	0.80		(0.42)

Capital Contributions	—	(b)(c)(d)	—	(c)(d)	—	—	(d)(e)	—

Net Asset Value, end of year	$16.12		$13.89		$15.12	$13.43		$12.63

Total Return(f)	16.05	%(g)	(8.13	)%(g)	12.58%	6.33	%(g)	(3.22)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,662		$3,882		$5,726	$5,438		$5,800
Average net assets (in millions)	$4,509		$5,070		$5,635	$5,544		$6,820
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement(i)	0.81%		0.80%		0.80%	0.84%		0.82%
Expenses before waivers and/or expense reimbursement(i)	0.82%		0.81%		0.81%	0.84%		0.82%
Net investment income (loss)	0.60%		0.45%		0.21%	0.05%		(0.04)%
Portfolio turnover rate(j)(k)	243%		171%		140%	130%		71%

	AST AQR Large-Cap Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$16.84		$18.32		$15.00	$13.55		$13.32

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20		0.17		0.21	0.20		0.20
Net realized and unrealized gain (loss) on investment transactions	3.59		(1.65)		3.11	1.25		0.03

Total from investment operations	3.79		(1.48)		3.32	1.45		0.23

Capital Contributions.	—		—		—	—	(d)(e)	—

Net Asset Value, end of year	$20.63		$16.84		$18.32	$15.00		$13.55

Total Return(f)	22.58%		(8.08)%		22.13%	10.70	%(g)	1.73%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,104		$2,086		$2,649	$2,950		$2,912
Average net assets (in millions)	$2,185		$2,527		$2,771	$2,854		$2,998
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.82%		0.77%		0.73%	0.66%		0.58%
Expenses before waivers and/or expense reimbursement	0.83%		0.82%		0.82%	0.82%		0.82%
Net investment income (loss)	1.08%		0.92%		1.30%	1.48%		1.46%
Portfolio turnover rate(k)	95%		84%		76%	63%		81%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.04%, 0.04%, 0.04%, 0.06%, and 0.05% for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.

(j)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(k)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Capital Growth Asset Allocation Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$17.80		$18.98		$16.10	$15.07		$14.99

Income (Loss) From Investment Operations:
Net investment income (loss)	0.03		0.02		— (b)	(0.01)		(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.93		(1.20)		2.88	1.04		0.10

Total from investment operations	3.96		(1.18)		2.88	1.03		0.08

Capital Contributions	—	(c)(d)	—		—	—		—

Net Asset Value, end of year	$21.76		$17.80		$18.98	$16.10		$15.07

Total Return(e)	22.25	%(f)	(6.22)%		17.89%	6.83%		0.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$14,290		$12,090		$14,539	$12,753		$12,583
Average net assets (in millions)	$13,724		$14,194		$13,771	$12,302		$13,034
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.16%		0.15%		0.15%	0.16%		0.16%
Expenses before waivers and/or expense reimbursement	0.16%		0.16%		0.16%	0.16%		0.16%
Net investment income (loss)	0.12%		0.09%		(0.03)%	(0.09)%		(0.14)%
Portfolio turnover rate(h)	26%		15%		17%	21%		23%

	AST ClearBridge Dividend Growth Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$16.79		$17.63		$14.89	$12.96		$13.44

Income (Loss) From Investment Operations:
Net investment income (loss)	0.27		0.26		0.23	0.21		0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.94		(1.10)		2.51	1.72		(0.70)

Total from investment operations	5.21		(0.84)		2.74	1.93		(0.48)

Capital Contributions	—	(c)(d)(i)	—	(d)(i)	—	—	(d)(j)	—

Net Asset Value, end of year	$22.00		$16.79		$17.63	$14.89		$12.96

Total Return(e)	31.03	%(f)	(4.76	)%(f)	18.40%	14.89	%(f)	(3.57)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,469		$1,337		$1,693	$1,492		$732
Average net assets (in millions)	$1,884		$1,564		$1,593	$1,307		$954
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.91%		0.89%		0.84%	0.82%		0.83%
Expenses before waivers and/or expense reimbursement	0.92%		0.93%		0.93%	0.93%		0.94%
Net investment income (loss)	1.33%		1.47%		1.40%	1.49%		1.65%
Portfolio turnover rate(h)	18%		9%		16%	13%		17%

(a)	Calculated based on average shares outstanding during the year.

(b)	Less than $(0.005) per share.

(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(d)	Less than $0.005 per share.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(j)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Goldman Sachs Multi-Asset Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.17		$14.17		$12.62	$11.99		$12.10

Income (Loss) From Investment Operations:
Net investment income (loss)	0.28		0.28		0.20	0.15		0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.84		(1.28)		1.35	0.48		(0.25)

Total from investment operations	2.12		(1.00)		1.55	0.63		(0.11)

Capital Contributions	—	(b)(c)(d)	—	(c)(d)	—	—	(d)(e)	—

Net Asset Value, end of year	$15.29		$13.17		$14.17	$12.62		$11.99

Total Return(f)	16.02	%(g)	(7.06	)%(g)	12.28%	5.25	%(g)	(0.91)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,896		$2,390		$3,244	$2,586		$2,666
Average net assets (in millions)	$2,777		$2,996		$3,017	$2,587		$2,906
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.91%		0.93%		0.94%	0.90%		0.84%
Expenses before waivers and/or expense reimbursement	1.06%		1.05%		1.07%	1.09%		1.07%
Net investment income (loss)	1.95%		1.99%		1.45%	1.26%		1.16%
Portfolio turnover rate(i)(j)	319%		228%		191%	234%		253%

	AST J.P. Morgan Global Thematic Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.08		$16.28		$13.92	$13.23		$13.37

Income (Loss) From Investment Operations:
Net investment income (loss)	0.27		0.26		0.19	0.18		0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.66		(1.46)		2.17	0.51		(0.29)

Total from investment operations	2.93		(1.20)		2.36	0.69		(0.14)

Capital Contributions	—	(b)(c)(d)	—	(c)(d)	—	—	(d)(e)	—

Net Asset Value, end of year	$18.01		$15.08		$16.28	$13.92		$13.23

Total Return(f)	19.43	%(g)	(7.37	)%(g)	16.95%	5.22	%(g)	(1.05)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,285		$2,752		$3,458	$2,978		$2,949
Average net assets (in millions)	$3,146		$3,319		$3,231	$2,880		$3,141
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.06%		1.05%		1.05%	1.06%		1.06%
Expenses before waivers and/or expense reimbursement	1.06%		1.05%		1.05%	1.06%		1.06%
Net investment income (loss)	1.59%		1.59%		1.27%	1.38%		1.09%
Portfolio turnover rate(j)	104%		71%		58%	87%		56%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST J.P. Morgan Strategic Opportunities Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$18.14		$19.12		$17.05	$16.42		$16.45

Income (Loss) From Investment Operations:
Net investment income (loss)	0.36		0.33		0.27	0.24		0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.30		(1.31)		1.80	0.39		(0.23)

Total from investment operations	2.66		(0.98)		2.07	0.63		(0.03)

Capital Contributions	—	(b)(c)(d)	—	(c)(d)	—	—	(d)(e)	—

Net Asset Value, end of year	$20.80		$18.14		$19.12	$17.05		$16.42

Total Return(f)	14.61	%(g)	(5.13	)%(g)	12.14%	3.84	%(g)	(0.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,288		$2,018		$2,601	$2,514		$2,667
Average net assets (in millions)	$2,245		$2,427		$2,578	$2,568		$2,883
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.12	%(i)	1.11	%(i)	1.11%	1.15	%(i)	1.21	%(i)
Expenses before waivers and/or expense reimbursement	1.13	%(i)	1.12	%(i)	1.12%	1.16	%(i)	1.22	%(i)
Net investment income (loss)	1.84%		1.75%		1.49%	1.44%		1.18%
Portfolio turnover rate(j)	89%		84%		70%	90%		69%

	AST Legg Mason Diversified Growth Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$11.56		$12.32		$10.75	$9.87		$9.96

Income (Loss) From Investment Operations:
Net investment income (loss)	0.23		0.19		0.16	0.14		0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.88		(0.95)		1.41	0.74		(0.22)

Total from investment operations	2.11		(0.76)		1.57	0.88		(0.09)

Capital Contributions	—	(c)(d)	—	(c)(d)	—	—		—

Net Asset Value, end of year	$13.67		$11.56		$12.32	$10.75		$9.87

Total Return(f)	18.25	%(g)	(6.17	)%(g)	14.60%	8.92%		(0.90)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$555		$357		$333	$187		$84
Average net assets (in millions)	$491		$394		$260	$122		$47
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.95%		0.95%		0.96%	0.97%		0.97%
Expenses before waivers and/or expense reimbursement	1.06%		1.07%		1.11%	1.23%		2.01%
Net investment income (loss)	1.82%		1.57%		1.41%	1.32%		1.31%
Portfolio turnover rate(j)	33%		43%		23%	40%		57%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The expense ratio includes interest and dividend expenses on securities sold short and broker fees and expenses on short sales of 0.02%, 0.01%, 0.04%, and 0.10% for the years ended December 31, 2019, 2018, 2016, and 2015, respectively

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST T. Rowe Price Growth Opportunities Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.70		$13.75		$11.42	$10.83		$10.67

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18		0.17		0.11	0.10		0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.96		(1.22)		2.22	0.49		0.08

Total from investment operations	3.14		(1.05)		2.33	0.59		0.16

Capital Contributions	—	(b)(c)	—	(b)(c)	—	—	(c)(d)	—

Net Asset Value, end of year	$15.84		$12.70		$13.75	$11.42		$10.83

Total Return(e)	24.72	%(f)	(7.64	)%(f)	20.40%	5.45	%(f)	1.50%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,950		$1,619		$1,400	$838		$567
Average net assets (in millions)	$2,460		$1,753		$1,088	$677		$438
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.99%		1.01%		1.02%	1.07%		1.13%
Expenses before waivers and/or expense reimbursement	1.00%		1.02%		1.03%	1.07%		1.13%
Net investment income (loss)	1.23%		1.23%		0.88%	0.94%		0.75%
Portfolio turnover rate(h)	69%		83%		56%	80%		55%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF THE PORTFOLIOS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of each of the portfolios listed in Appendix A, each a portfolio of Advanced Series Trust, (the Portfolios), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 24, 2020

D1

Appendix A

AST Academic Strategies Asset Allocation Portfolio

AST AQR Large-Cap Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Legg Mason Diversified Growth Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

D2

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 10/19/1967 No. of Portfolios Overseen: 109	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007).	Since February 2011
Sherry S. Barrat 11/13/1949 No. of Portfolios Overseen: 109	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 11/28/1959 No. of Portfolios Overseen: 109	Formerly Senior Adviser (2013-2019) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Sotheby’s (Since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 11/1/1950 No. of Portfolios Overseen: 109	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 10/26/1961 No. of Portfolios Overseen: 109	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems.	Since January 2018
Robert F. Gunia 12/15/1946 No. of Portfolios Overseen: 109	Formerly Director of ICI Mutual Insurance Company (June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney 11/11/1941 No. of Portfolios Overseen: 109	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003

E1

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 12/5/1950 No. of Portfolios Overseen: 109	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 12/21/1965 No. of Portfolios Overseen: 109	Vice President of Prudential Annuities (Since June 2015); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1/24/1969 Vice President	Vice President of Investment Management (since December 2009)	Since June 2019
Raymond A. O’Hara 9/19/1955 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Andrew R. French 12/22/1962 Secretary	Vice President within PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain 8/9/1958 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo 10/14/1974 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Melissa Gonzalez 2/10/1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Dino Capasso 8/19/1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-July 2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

E2

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Charles H. Smith 1/11/1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy (August 1998-January 2007).	Since January 2017
Christian J. Kelly 5/5/1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 6/7/1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 8/19/1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc. and PGIM Global High Yield Fund, Inc.

E3

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The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

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AST-AR-D

Advanced Series Trust

ANNUAL REPORT	December 31, 2019

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST AB Global Bond Portfolio

AST American Funds Growth Allocation Portfolio

AST BlackRock 60/40 Target Allocation ETF Portfolio

AST BlackRock 80/20 Target Allocation ETF Portfolio

AST FQ Absolute Return Currency Portfolio

AST Franklin Templeton K2 Global Absolute Return Portfolio

AST Goldman Sachs Global Growth Allocation Portfolio

AST Goldman Sachs Global Income Portfolio

AST Jennison Global Infrastructure Portfolio

AST Managed Alternatives Portfolio

AST Managed Equity Portfolio

AST Managed Fixed Income Portfolio

AST Neuberger Berman Long/Short Portfolio

AST PIMCO Dynamic Bond Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST QMA International Core Equity Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

AST Wellington Management Global Bond Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2019

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	REPORT OF THE INVESTMENT MANAGERS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST AB Global Bond Portfolio	A3
	AST American Funds Growth Allocation Portfolio	A26
	AST BlackRock 60/40 Target Allocation ETF Portfolio	A31
	AST BlackRock 80/20 Target Allocation ETF Portfolio	A34
	AST FQ Absolute Return Currency Portfolio	A37
	AST Franklin Templeton K2 Global Absolute Return Portfolio	A44
	AST Goldman Sachs Global Growth Allocation Portfolio	A51
	AST Goldman Sachs Global Income Portfolio	A57
	AST Jennison Global Infrastructure Portfolio	A93
	AST Managed Alternatives Portfolio	A97
	AST Managed Equity Portfolio	A99
	AST Managed Fixed Income Portfolio	A102
	AST Neuberger Berman Long/Short Portfolio	A106
	AST PIMCO Dynamic Bond Portfolio	A118
	AST Prudential Flexible Multi-Strategy Portfolio	A135
	AST QMA International Core Equity Portfolio	A145
	AST T. Rowe Price Diversified Real Growth Portfolio	A154
	AST Wellington Management Global Bond Portfolio	A184

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2019

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin President, Advanced Series Trust	January 31, 2020

Market Overview — unaudited	Annual Report	December 31, 2019

Equity Market Overview

US and international stock markets posted stellar returns in 2019 as many central banks, including the Federal Reserve (the Fed), cut interest rates or used other stimuli to spur growth. Although the markets fluctuated sharply at times in reaction to on-again-off-again trade tensions between the US and China, concerns about tariffs subsided later in the year.

In the US, the broad-based S&P 500® Index and Russell 3000® Index returned 31.46% and 31.02%, respectively, for the year. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 21.51%. (All returns cited are in US dollars and include dividends.)

Global economic growth slowed, central banks cut rates

During 2019, the pace of global growth slowed and concerns about the economic outlook rose due in part to uncertainties regarding US-China tariffs and other geopolitical factors, which created a drag on manufacturing and export activity. Many central banks responded by loosening monetary policy — in some cases reversing their positions. For example, the Fed, which hiked rates four times in 2018, cut its federal funds rate target three times in 2019 and moved from tapering its balance sheet to expanding it through asset purchases. The European Central Bank, which had been rolling back its bond-buying program in 2018, restarted it to stimulate the eurozone economy.

Although US real gross domestic product (GDP) growth rose 2.1% (annualized) in the third quarter, down from 3.1% in the first quarter, the US economy expanded at a moderate pace. (Fourth-quarter GDP data had not been released when this overview was published.) Corporate earnings, consumer spending, and the labor market were strong, while inflation remained low.

Stock markets rallied, retreated, and rebounded to record highs

Early in the first quarter, stocks rallied as US-China trade negotiations appeared to be progressing, the Fed signaled that it planned to pause from hiking rates unless warranted, the US government’s partial shutdown ended, and corporate earnings rose sharply despite slower growth. The S&P 500 jumped nearly 8.0% in January alone.

Stocks sold off in May as trade-war worries resurfaced. However, equity markets rallied in June in anticipation of possible rate cuts and on hopes for a trade deal. During the first half of 2019, the Fed maintained its interest rate target.

Trade concerns re-emerged in the third quarter amid signs of slowing growth and renewed trade frictions. With inflation below its target, the Fed cut rates in July for the first time since the financial crisis in 2008 as a pre-emptive measure to help sustain the US economy’s expansion and withstand the risk of a global economic slowdown and further drop in business investment.

In August, concerns about tariffs, the growth of China’s industrial output, and the global economy intensified, driving investors toward less-risky investments like US Treasuries. The yield on the 10-year US Treasury note, which moves opposite to its price, briefly dropped below the rate on two-year Treasuries. Although many analysts didn’t interpret this particular “yield curve inversion” as indicative of a looming recession, as they often have in the past, stock prices — particularly in emerging markets — dropped sharply.

Although the Fed cut rates again in September and October to a range of 1.50%-1.75%, Chairman Jerome Powell conveyed that the central bank did not plan to cut rates further unless incoming information required its members to materially reassess their outlook for the economy. As expected, the Fed did not adjust rates through the remainder of the year.

During the fourth quarter, US stock indexes surged to new highs and emerging market stocks rallied amid reports the US and China were moving toward a “phase one” partial trade deal. (The agreement was signed in January 2020 after the reporting period ended.) Eurozone stock markets rose in reaction to improved economic results from Germany. United Kingdom investors were encouraged by the outcome of December elections that many hope will lead to a smoother potential exit of the UK from the European Union.

All S&P 500 sectors rose

The best-performing sectors in the S&P 500 were information technology (+50.3%), communication services (+32.7%), and financials (+32.1%). Next in line were industrials (+29.4%), real estate (+29.0%), consumer discretionary (+27.9%), consumer staples (+27.6%), utilities (+26.4%), materials (+24.6%), health care (+20.8%), and energy (+11.8%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Growth outperformed value, large-cap stocks topped small caps

For the year, the Russell 3000® Growth Index returned 35.85%, outperforming the Russell 3000® Value Index, which rose 26.26%. Large-cap stocks, as measured by the Russell 1000® Index, rose 31.43%. The Russell Midcap® Index returned 30.54%, and the small-cap Russell 2000® Index lagged yet still returned 25.52%.

International stocks collectively rose but underperformed US equities

Stocks trading in emerging markets, as measured by the MSCI Emerging Markets Index, returned 18.4% for the year. Notable top-performing country components in the index included Russia (+50.9%), supported by a jump in oil prices, Taiwan (+36.4%), Brazil (+26.3%), and China (23.5%). Taiwan’s and China’s markets advanced in the fourth quarter as trade frictions diminished, although weak economic data from China dampened investor sentiment during the year. Notable countries that underperformed the index but still contributed positively to performance included South Korea (+12.5%), Mexico (+11.4%), and India (+7.6%). Malaysia (-2.0%) detracted from the index’s performance.

Equities in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 22.01%. For the year, the MSCI Europe Index rose 23.77%, the MSCI UK Index returned 21.05%, and the MSCI Japan Index rose 19.61%.

Fixed Income Market Overview

In 2019, for the first time in more than a decade, the Federal Reserve (the Fed) cut interest rates to help sustain the US economy’s expansion in the face of slowing global economic growth and US-China trade-war risks. The central bank was merely one of dozens that reduced rates throughout the year, igniting rallies in numerous global bond markets. During 2019, emerging markets debt, US high yield bonds, and corporate investment-grade bonds delivered robust returns, yet US government bonds and many other fixed income categories also posted solid results.

In the US, the economy grew at a healthy but slow pace. Although real gross domestic product (GDP) growth dropped from 3.1% (annualized) in the first quarter to 2.1% in the third, the economy continued to expand. (Fourth-quarter GDP data had not been released when this overview was published.) The national unemployment rate dropped to a 50-year low of 3.5% in September, corporate earnings were generally strong, and inflation remained low. Elsewhere, the European economy grew weakly. Notably, China’s growth rate dropped significantly from 6.6% in 2018 to 6.1% in 2019.

Bond markets fluctuated but closed higher

During the first quarter of 2019, global growth expectations softened. The Fed, which increased rates four times in 2018, signaled it would pause from hiking rates further based on its outlook at the time, sending bond markets higher. US high yield and emerging market bond prices rose sharply, supported by a tailwind of receding tariff worries and favorable corporate earnings.

In May, worries about the US-China trade war surfaced again. US Treasuries rallied while riskier assets such as high yield bonds dropped in price. The following month, however, the Fed hinted at the possibility of interest rate cuts ahead, trade fears cooled, and the high yield bond market rebounded. The Fed did not adjust rates during the first half of the year.

In July, the global economy showed signs of a slowdown and tariff fears returned. Later that month, for the first time since the financial crisis in 2008, the Fed cut rates as a pre-emptive measure to help sustain the expansion of the US economy and provide a cushion against the risk of a global economic slowdown. During August, the yield on 10-year US Treasuries dropped below yields on two-year Treasuries. Historically, when yields on longer-term Treasuries fall below yields on shorter-term issues, recessions have often followed. While many analysts questioned the “yield curve inversion” as a recessionary indicator in this instance, investors concerned about the economy gravitated to “safe-haven” securities like longer-term US Treasuries and other high-quality credits.

The investment-grade Bloomberg Barclays US Aggregate Bond Index returned 2.59% in August. US high yield bonds finished virtually flat, whereas emerging market sovereign debt markets dropped sharply due in part to a stronger US dollar versus most currencies.

In September, the Fed cut rates again and the European Central Bank restarted its bond-buying program to help stimulate the eurozone economy after rolling it back the previous year. After the Fed dropped its rate target to a range of 1.50% to 1.75% in October, Chairman Jerome Powell conveyed that the central bank had no plans for further cuts unless incoming data compelled its members to materially reassess their outlook for the economy. As expected, the Fed maintained its rate target through the remainder of the year.

During the fourth quarter, stronger-than-expected economic data and reports that the US and China were moving toward a “phase one” partial trade deal led to a “risk-on” rally. (The agreement was signed in January 2020 after the reporting period ended.) Over the final month of the year, high yield bonds and emerging markets bonds posted solid gains, while investment-grade US bonds dropped slightly.

Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Emerging market debt and high yield bonds surged by double digits

For the year, the Bloomberg Barclays Global Aggregate Bond Index (unhedged), which measures global investment-grade debt performance, returned 6.84%. (All returns cited are in US dollars.) Bonds trading in the US, based on the Bloomberg Barclays US Aggregate Bond Index, rose 8.72%. The US index’s leading component sectors included investment-grade corporate bonds (+14.5%), which benefited from the interest rate cuts and solid fundamentals, along with Treasury inflation-protected securities (+8.4%), commercial mortgage-backed securities (+8.3%), and US Treasury securities (+6.9%). Treasuries with longer maturities rallied in the second and third quarters when trade tensions escalated, which triggered a “flight to quality.” The 10-year US Treasury note’s yield, which moves opposite to its price, opened 2019 at approximately 2.65% and closed the year at 1.92% as trade tensions eased.

The Bloomberg Barclays Municipal Bond Index returned 7.54% for the year. US high yield bonds (debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 14.40%. Accommodative monetary policies, strong corporate earnings, and investors’ quest for enhanced yield supported demand for high yield opportunities. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index surged 15.04%. Despite a strong US dollar (relative to most currencies), sovereign debt yields in general drifted lower as inflation was contained in many countries, providing their central banks with latitude to reduce interest rates, which bolstered bond prices.

AST AB Global Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	7.15%	3.55%
Bloomberg Barclays Global Aggregate USD Index	8.98	3.51

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 7/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST AB Global Bond Portfolio returned 7.15%. The Portfolio underperformed the Bloomberg Barclays Global Aggregate USD Index.

The investment objective of the Portfolio is to seek to generate current income consistent with preservation of capital.

What were the market conditions during the reporting period?

In the final quarter of 2019, investors recovered their appetite for risk, which weighed somewhat on the performance of high-quality bonds. However, for the calendar year overall (the reporting period), bond returns were strong across sectors. This performance was driven largely by renewed central bank stimulus that was aimed at offsetting slower economic growth and insulating the market against economic and political risks.

Risk assets rallied in the waning months of 2019 as some pressing downside risks started to recede. The US and China made modest progress toward ending their trade war, global manufacturing output appeared to have stabilized, and the United Kingdom (UK) election result ended uncertainty about when — or whether — the country would leave the European Union in 2020. Markets appeared to be pricing in a modest rebound in 2020 global economic growth. Investment-grade credit spreads (yield differentials versus government bonds) in the US and Europe narrowed, while the yield on the 10-year US Treasury flirted with 2% before ending the year at 1.87%, above its 2019 low of 1.47%. In addition, the US Treasury yield curve steepened slightly, after having inverted earlier in the year, a development that has often preceded recessions historically. German bond yields also fell during 2019, with the German benchmark 10-year yield declining 43 basis points to end the year in negative territory at -0.19%. (A basis point equals 0.01%.)

The Federal Reserve cut interest rates three times in 2019 before remaining on hold in December. More rate cuts in 2020 will depend on whether stabilization in trade policy and manufacturing persists or if weakness spills over to labor markets and the consumer. Elsewhere, central bank monetary policy remained accommodative. The European Central Bank once again started to expand its balance sheet aggressively, with an asset purchase program that helped keep 10-year German government bond yields in negative territory. The Bank of Japan kept a lid on Japanese government bond yields via its yield-curve control program, while the People’s Bank of China remained in rate-cutting mode to stimulate the economy.

What strategies or holdings affected the Portfolio’s performance?

Security selection was a primary contributor to the Portfolio’s outperformance during the reporting period. Selections of corporate bonds, particularly banks, bolstered relative returns. Selection among European government bonds, specifically those of Italy and Spain, was additive. The Portfolio also benefited from securitized asset selection, particularly of commercial mortgage-backed securities (CMBS), that was accomplished through an investment in CMBX (a CMBS index), which added to relative returns. Sector allocation added further to performance, primarily through exposure to US and European high yield corporate bonds, which outperformed. An underweight in US Treasuries contributed positively.

To manage overall currency exposure, the Portfolio utilized currency forwards and options for both hedging and non-hedging purposes during the reporting period. The Portfolio’s currency investments detracted overall from relative performance, specifically its long positions in the Brazilian real, Korean won, Polish zloty, Taiwanese dollar, and Israeli shekel. A short position in the Swiss franc and long positions in the Japanese yen, Turkish lira, Russian ruble, and Indonesian rupiah offset some of these losses.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

1

AST AB Global Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited) (Continued)

Treasury futures and interest rate swaps were used to manage the Portfolio’s overall duration and yield curve positioning. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.) The Portfolio’s shorter-than-the-benchmark duration positioning detracted modestly for the period. Country/yield curve positioning in the eurozone, UK, Canada, and the US detracted from returns. This was partially offset by a country underweight to Japan.

Presentation of Portfolio Holdings — unaudited

AST AB Global Bond (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	28.1%
AA	9.6%
A	19.9%
BBB	32.7%
BB	5.4%
B	0.5%
CCC and Below	0.6%
Cash/Cash Equivalents	3.2%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

2

AST American Funds Growth Allocation Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	22.30%	9.73%
Blended Index	23.16	10.47
S&P 500 Index	31.46	14.97

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/30/2018. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the period December 31, 2019, the AST American Funds Growth Allocation Portfolio returned 22.30%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The Portfolio’s investment objective is to seek to maximize current income with consideration for capital appreciation.

What were the market conditions during the reporting period?

Equities rallied at the start of 2019, following 2018’s fourth quarter retracement. Boosted by aggressive central bank stimulus measures and easing trade tensions, equities again rallied to end 2019, generating the US equity market’s best annual return since 2013. The current economic expansion is the longest in US history, surpassing the 10-year boom of the 1990s, as a robust labor market and strong consumer spending offset weaker business sentiment and manufacturing data. Broadly speaking, growth stocks outperformed value stocks for much of the year, underscored by a 50% gain in the information technology sector. The energy sector lagged despite higher oil prices. US equities broadly outpaced international equity markets during the rally, although many foreign equity markets still posted double-digit gains for the year.

The Federal Reserve cut interest rates three times in the second half of 2019, and the US Treasury yield curve ultimately steepened after some flattening amid declining yields. Corporate credit saw sizable returns, with investment grade and high yield bond sectors each gaining more than 14% as investors shied away from traditional “safe-haven” assets.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio — comprised of five underlying American Funds (the “underlying funds”) and a liquidity sleeve currently holding positions in futures, credit default swap indices (CDX) and TBAs — modestly outperformed its blended index for 2019. The five underlying funds were selected by the subadvisor to provide an appropriate balance between growth and income and to offer flexibility in adapting to different market conditions. The Portfolio’s results generally reflected the results of the underlying funds within its fund-of-funds structure.

Strong security selection overall within the communication services and industrials sectors contributed positively to relative returns during the reporting period as did having an underweight to the utilities sector. However, the underlying funds’ limited exposure to certain information technology securities that had especially strong results in 2019 detracted from the Portfolio’s overall performance. While many health care holdings bounced back in the fourth quarter of 2019, they lagged for much of the year on concerns about Medicare-for-All proposals in the US presidential election campaign and also drug pricing pressures.

In a year when the US equity market was up more than 30%, cash holdings were also a detractor from relative results. The fixed income portion of the Portfolio posted a positive overall return but lagged the Bloomberg Barclays US Aggregate Index. Strong security selection among investment grade corporate bonds benefited the Portfolio, but yield curve positioning detracted. The subadvisor regards the liquidity sleeve as part of the Portfolio’s fixed income allocation and manages its fixed income market risk exposures accordingly. In general, the return of the Portfolio’s liquidity sleeve from its July 2019 inception through year end was just slightly lower than that of the Portfolio’s fixed income allocation.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

3

AST American Funds Growth Allocation Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST American Funds Growth Allocation (As of 12/31/2019)
Top Holdings	Asset Class/Line of Business	(% of Net Assets	)
American Funds Insurance Series — Asset Allocation Fund	Dynamic Allocation	25.1%
American New Perspective Fund (Class R6)	Growth Broad Market	20.1%
American Funds Insurance Series — Growth-Income Fund	Blend Broad Market	20.0%
American Funds—Bond Fund of America (The) (Class R6)	Aggregate Bond	15.1%
American Funds Insurance Series — Growth Fund	Growth Broad Market	15.0%
Federal National Mortgage Assoc., 3.000%, TBA	U.S. Government Agency Obligations	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

4

AST BlackRock 60/40 Target Allocation ETF Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited)

Cumulative Total Returns	Since Inception
Portfolio	19.30%
Blended Index	20.77
S&P 500 Index	31.46

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

Since the Portfolio’s inception on January 2, 2019 through December 31, 2019, the AST BlackRock 60/40 Target Allocation ETF Portfolio returned 19.30%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek long-term capital appreciation.

What were the market conditions during the reporting period?

The performance of US equities in 2019 (the reporting period) was close to their best annual returns since the financial crisis of 2008-2009, with the broad market S&P 500 Index returning 31.46%. Large-cap stocks outperformed mid- and small-cap stocks. The quality factor outperformed, with the information technology sector leading the charge. Much of the year was about the expansion of equity multiples (e.g., price-to-earnings ratio, price-to-sales ratio), as the earnings contribution to US stock returns was minimal. Some of the 2019 expansion reflected a recovery from the damage done to multiples at the end of 2018. However, the tilt toward risk assets at the end of 2019 was based on the prospect of improving earnings following the mitigation of downside risks, such as an escalation in the US-China trade war, Federal Reserve policy missteps, and the possibility of the United Kingdom leaving the European Union without a deal. Also, low interest rates in 2019 helped increase economic activity, eventually boosting corporate earnings.

As such, BlackRock remained optimistic and positioned the Portfolio in favor of riskier assets. While the rapid pace of gains in risky assets such as equities may moderate, the prospect of deploying capital as a result of the trade de-escalation can power earnings higher, in BlackRock’s view, along with global consumers continuing to spend freely.

What strategies or holdings affected the Portfolio’s performance?

Against this backdrop, the Portfolio returned 19.30% during the reporting period, marginally underperforming its benchmark index. The multi-asset Portfolio’s overweight to equities was the largest driver of its returns, as stocks outperformed bonds overall and domestic stocks broadly outperformed their international counterparts. Within equities, the Portfolio’s strategic allocation to, and rotation among, factors — along with its overweight to technology stocks — was the largest positive contributor to performance, funded from an underweight position to international developed markets ex-US equities. On the fixed income side, longer-duration U.S. Treasuries rallied considerably, then reversed. While returns were positive across all fixed income asset classes, shifts in duration and the late rally in lower-quality bonds were sources of potential outperformance. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

5

AST BlackRock 60/40 Target Allocation ETF Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST BlackRock 60/40 Target Allocation ETF (As of 12/31/2019)
Ten Largest Holdings	Asset Class	(% of Net Assets	)
iShares Core S&P 500 ETF	Exchange-Traded Funds	25.2%
iShares U.S. Treasury Bond ETF	Exchange-Traded Funds	18.4%
iShares Core MSCI EAFE ETF	Exchange-Traded Funds	9.0%
iShares Core MSCI Emerging Markets ETF	Exchange-Traded Funds	6.8%
iShares Intermediate-Term Corporate Bond ETF	Exchange-Traded Funds	6.8%
iShares MBS ETF	Exchange-Traded Funds	6.7%
iShares Edge MSCI USA Quality Factor ETF	Exchange-Traded Funds	6.1%
iShares Edge MSCI USA Size Factor ETF	Exchange-Traded Funds	5.0%
iShares Global Tech ETF	Exchange-Traded Funds	4.2%
iShares Core S&P Total US Stock Market ETF	Exchange-Traded Funds	3.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

6

AST BlackRock 80/20 Target Allocation ETF Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited)

Cumulative Total Returns	Since Inception
Portfolio	23.60%
Blended Index	24.67
S&P 500 Index	31.46

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/2/2019. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

Since the Portfolio’s inception on January 2, 2019 through December 31, 2019, the AST BlackRock 80/20 Target Allocation ETF Portfolio returned 23.60%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The investment objective of the Portfolio is to seek long-term capital appreciation.

What were the market conditions during the reporting period?

The performance of US equities in 2019 (the reporting period) was close to their best annual returns since the financial crisis of 2008-2009, with the broad market S&P 500 Index returning 31.46%. Large-cap stocks outperformed mid- and small-cap stocks. The quality factor outperformed, with the information technology sector leading the charge. Much of the year was about the expansion of equity multiples (e.g., price-to-earnings ratio, price-to-sales ratio), as the earnings contribution to US stock returns was minimal. Some of the 2019 expansion reflected a recovery from the damage done to multiples at the end of 2018. However, the tilt toward risk assets at the end of 2019 was based on the prospect of improving earnings following the mitigation of downside risks, such as an escalation in the US-China trade war, Federal Reserve policy missteps, and the possibility of the United Kingdom leaving the European Union without a deal. Also, low interest rates in 2019 helped increase economic activity, eventually boosting corporate earnings.

As such, BlackRock remained optimistic and positioned the Portfolio in favor of riskier assets. While the rapid pace of gains in risky assets such as equities may moderate, the prospect of deploying capital as a result of the trade de-escalation can power earnings higher, in BlackRock’s view, along with global consumers continuing to spend freely.

What strategies or holdings affected the Portfolio’s performance?

Against this backdrop, the Portfolio returned 23.60% during the reporting period, underperforming its benchmark index. The multi-asset Portfolio’s overweight to equities was the largest driver of its returns, as stocks outperformed bonds overall and domestic stocks broadly outperformed their international counterparts. Within equities, the Portfolio’s strategic allocation to, and rotation among, factors — along with its overweight to technology stocks — was the largest positive contributor to performance, funded from an underweight position to international developed markets ex-US equities. On the fixed income side, longer-duration U.S. Treasuries rallied considerably, then reversed. While returns were positive across all fixed income asset classes, shifts in duration and the late rally in lower-quality bonds were sources of potential outperformance. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

7

AST BlackRock 80/20 Target Allocation ETF Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST BlackRock 80/20 Target Allocation ETF (As of 12/31/2019)
Ten Largest Holdings	Asset Class	(% of Net Assets	)
iShares Core S&P 500 ETF	Exchange-Traded Funds	25.0%
iShares Core MSCI EAFE ETF	Exchange-Traded Funds	11.8%
iShares Core S&P Total US Stock Market ETF	Exchange-Traded Funds	10.1%
iShares Core MSCI Emerging Markets ETF	Exchange-Traded Funds	9.7%
iShares U.S. Treasury Bond ETF	Exchange-Traded Funds	9.6%
iShares Edge MSCI USA Quality Factor ETF	Exchange-Traded Funds	8.0%
iShares Global Tech ETF	Exchange-Traded Funds	5.2%
iShares Edge MSCI Min Vol USA ETF	Exchange-Traded Funds	5.0%
iShares Edge MSCI USA Size Factor ETF	Exchange-Traded Funds	4.0%
iShares Core S&P Mid-Cap ETF	Exchange-Traded Funds	3.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

8

AST FQ Absolute Return Currency Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited)

Average Annual Total Returns	1 Year	5 Year	Since Inception
Portfolio	-3.20%	-0.75%	-1.10%
FTSE 1-Month US Treasury Bill Index	2.20	1.01	0.89

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST FQ Absolute Return Currency Portfolio returned -3.20%. The Portfolio underperformed the FTSE 1-Month US Treasury Bill Index.

The Portfolio’s investment objective is to seek absolute returns not highly correlated with any traditional asset class.

What were the market conditions during the reporting period?

In general, financial market performance was strong across the board in 2019 (the reporting period), as a number of macro fears did not materialize. Most important, there was no recession in Europe or the US, despite the US Treasury yield curve inverting (a signal of heightened recession risk). Moreover, even with substantial political uncertainty, there were few sustained periods of negative market sentiment. Instead, equity markets advanced for most of 2019, limiting upside opportunity for the Portfolio, which First Quadrant expects to outperform during periods of market stress.

Although 2019 was a disappointing year in terms of return, the Portfolio was successful in meeting its diversification objectives. First Quadrant aims to position the Portfolio with a low correlation to traditional asset classes, including a negative correlation to global equities during equity market declines (conditional negative correlation). During equity declines in 2019, the Portfolio was even more negatively correlated to global equity markets than it has been historically. While it was able to participate positively during market declines, the lack of breadth and depth in those risk-off periods resulted in too few opportunities to make up for losses realized during up-market periods.

What strategies or holdings affected the Portfolio’s performance?

Thematically, the primary driver of the Portfolio’s losses during the reporting period was the challenging performance of First Quadrant’s macroeconomic suite of ideas, as views related to investment flows and behavioral biases added value. First Quadrant’s macroeconomic models are based on medium- and long-term drivers, so they can experience protracted period of gains or losses (though long-term performance is expected to be positive). While sustained losses are obviously frustrating, they do not undermine the conviction in the long-term viability for this class of models. One bright spot for this suite of ideas was a newer model, Government Consumption, which contributed positively during the reporting period.

In terms of holdings, the Portfolio’s losses were driven by its significant long positioning in the euro. First Quadrant’s macroeconomic ideas identified strong upside opportunity for the currency, which instead experienced its second-largest depreciation against the world currency basket. The euro’s downward trend was heavily influenced by political risks associated with the UK’s pending exit from the European Union (known as Brexit) and the global trade wars, which threatened the growth of the export-driven eurozone economy. Furthermore, these concerns led the European Central Bank to abruptly resume bond purchases after officially ending monetary stimulus in December 2018.

On the positive side, the Portfolio recovered a portion of its losses through a notable short position in the Norwegian krona. Despite the Norges Bank’s relative hawkishness, the krona struggled for most of 2019. It was held back by lackluster Norwegian equity performance and exports, based on prospective equity flows and trade and price dynamics models, respectively.

First Quadrant’s research continues to focus on incorporating new ideas that are uncorrelated to the set of ideas in the Portfolio’s current process. Additionally, special emphasis has been placed on investigating ideas that have the potential to work in market environments similar to the one experienced in 2019.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

9

AST FQ Absolute Return Currency Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited) (Continued)

As a general rule, derivatives are the primary instrument used by the Portfolio. Specifically, currency forwards are used to gain economic exposure. Overall, the liquidity and low transaction cost of currency forwards allow First Quadrant to be more nimble and to implement at a lower cost.

Presentation of Portfolio Holdings — unaudited

AST FQ Absolute Return Currency (As of 12/31/2019)
Top Holdings	Line of Business	Interest Rate	Maturity Date	(% of Net Assets)
Morgan Stanley Institutional Liquidity Funds-Treasury Portfolio	Exchange-Traded Funds			27.2%
U.S. Treasury Bills	U.S. Treasury Obligations	1.812%	01/30/2020	20.3%
U.S. Treasury Bills	U.S. Treasury Obligations	1.536%	03/05/2020	12.2%
U.S. Treasury Bills	U.S. Treasury Obligations	1.457%	02/27/2020	7.1%
United Kingdom Treasury Bills	Foreign Treasury Obligations	0.710%	02/10/2020	4.5%
Canadian Treasury Bills	Foreign Treasury Obligations	1.650%	02/20/2020	3.4%

Holdings reflect only short-term investments.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

10

AST Franklin Templeton K2 Global Absolute Return Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (unaudited)

Average Annual Total Returns	1 Year	5 Year	Since Inception
Portfolio	6.05%	1.29%	0.59%
FTSE 3-Month Treasury Bill Index	2.25	1.05	0.93
S&P 500 Index	31.46	11.69	12.26

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Franklin Templeton K2 Global Absolute Return Portfolio returned 6.05%. The Portfolio outperformed the FTSE 3-Month Treasury Bill Index and underperformed the S&P 500 Index.

The Portfolio’s investment objective is to seek capital appreciation with reduced market correlation.

What were the market conditions during the reporting period?

Global developed and emerging markets stocks, as measured by the MSCI All Country World Index, posted strong returns during 2019 (the reporting period). Although global economic growth slowed relative to 2018, interest rate cuts by many central banks and the easing of US-China trade tensions near the end of the year contributed to a generally positive environment for equities worldwide. Reflecting investor optimism and slowing but resilient economic growth, stocks advanced in every major region of the globe.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s investment objective is to seek capital appreciation with reduced market correlation. During the reporting period, the subadvisors pursued this objective by maintaining a strategic weighting to equities, fixed income, and alternatives. The Portfolio is subadvised by K2/D&S Management Co. LLC., Templeton Global Advisers Limited, and Franklin Advisers Inc.

As an absolute return portfolio, the Portfolio focuses on investments that the subadvisors believe offer the best potential for risk-adjusted return, with diversification and valuations as key considerations. During the period, the Portfolio’s investments included global equities, a conditional risk overlay (CRO), and alternative assets that have historically enjoyed low correlations with broad global stock markets.

The Portfolio trailed its benchmark index during the period. Although it benefited from an underweight to fixed income and a modest overweight to equities, underlying security and fund selection — as well as the CRO — detracted from relative performance.

The Portfolio’s somewhat defensive positioning during the period reflected the uncertain environment. Global equity markets had suffered sharp volatility and a widespread rout in the fourth quarter of 2018. The US-China trade conflict grew in importance as a headline issue, and several economic indicators revealed slowing global growth. However, calendar year 2019 surprised many investors, particularly a pronounced equity market rally late in the year and the small number of stocks leading the climb. Some of the most expensive growth technology stocks were the largest gainers in major US equity indexes. In fact, the gain in the S&P 500 Index’s information technology sector dwarfed the gains of other sectors in that index.

Some parts of the Portfolio participated in equities’ upward momentum during the period. The hedge fund tracker component’s equity exposure strengthened relative returns, and long positions in S&P 500 Index, NASDAQ-100, and EURO STOXX futures contracts also were key contributors to relative performance.

In fixed income, a meaningful underweight benefited relative performance. The subadvisors were concerned about sustained demand from global investors for government bonds (particularly non-US), low term premiums, and supply dynamics.

Other allocations struggled in the momentum-driven environment. The Portfolio’s CRO, which utilized short positions in S&P 500 Index futures contracts to hedge against potential declines in equity sleeve holdings, weakened relative performance. However, the CRO successfully reduced overall portfolio volatility and meaningfully benefited relative results in August when global stock markets plunged.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

11

AST Franklin Templeton K2 Global Absolute Return Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (unaudited) (Continued)

Underlying investments in the equity sleeve also dampened the Portfolio’s relative results. For example, an allocation to the Franklin LibertyQ Emerging Markets ETF detracted from performance, as emerging market stocks trailed their developed markets peers. In addition, the Portfolio’s investments in energy companies were plagued by industry-level concerns. Fears of a global recession surfaced at various points during 2019, and the energy sector was generally perceived as vulnerable to global economic weakness. At the end of the year, the weighting of the S&P 500 Index’s energy sector, at about 4%, was the lowest percentage in decades — at a time when reduced spending, cost cutting, and efficiency gains had created an attractive investment proposition, according to the subadvisors’ analysis. The equity allocation generally remained diversified across sectors during the period.

In the Portfolio’s allocation to alternative assets, risk premia strategies dampened relative performance. Stock markets followed a persistent uptrend during the last few months of 2019, which weighed on a volatility hedge strategy.

The CRO was reduced during the period, and the Portfolio adopted a less cautious stance on equities. Despite ongoing concerns about economic growth momentum and capital investment plans, as well as the potential for renewed market volatility, the subadvisors believed more supportive liquidity conditions and corporate earnings might emerge.

At the end of the period, the Portfolio remained underweight fixed income. Global government bonds rallied for a good part of 2019 (though with some backtracking in the fourth quarter), resulting in crowded long positioning that, in the subadvisors’ view, was driven in part by investor fears and by pervasive negative yields in many countries. As for inflation, investors seemed to have adopted consensus expectations that inflation will remain weak. However, the subadvisors believe several potential developments could resuscitate inflation in 2020, including more clarity on trade agreements, continued wage growth, a resolution on the United Kingdom’s exit from the European Union, and companies resuming capital investments that had been on hold amid geopolitical uncertainty. As witnessed in 2019, yields can move rapidly and dramatically over short time frames.

Presentation of Portfolio Holdings — unaudited

AST Franklin Templeton K2 Global Absolute Return (As of 12/31/2019)
Ten Largest Holdings	Asset Class/Line of Business	Country	(% of Net Assets	)
Franklin Strategic Series — Franklin Strategic Income Fund (Class R6 Stock)		United States	22.6%
SPDR Bloomberg Barclays High Yield Bond ETF	Exchange-Traded Funds	United States	16.4%
Franklin LibertyQ Emerging Markets ETF	Exchange-Traded Funds	United States	3.4%
Allergan PLC	Pharmaceuticals	United States	1.1%
BNP Paribas SA	Banks	France	1.0%
Kellogg Co.	Food Products	United States	0.9%
Roche Holding AG	Pharmaceuticals	Switzerland	0.9%
Walgreens Boots Alliance, Inc.	Food & Staples Retailing	United States	0.9%
Gilead Sciences, Inc.	Biotechnology	United States	0.9%
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	South Korea	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

12

AST Goldman Sachs Global Growth Allocation Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited)

Average Annual Total Returns	1 Year	5 Year	Since Inception
Portfolio	20.56%	5.92%	5.73%
Blended Index	21.15	7.73	7.79
S&P 500 Index	31.46	11.69	12.26

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Goldman Sachs Global Growth Allocation Portfolio returned 20.56%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The Portfolio’s investment objective is to seek total return made up of capital appreciation and income.

What were the market conditions during the reporting period?

The Portfolio is diversified across different asset classes, markets, geographies, and active investment styles. Market performance in 2019 was diametrically opposed to the fourth quarter of 2018, when risk assets declined sharply amid trade tension and global growth concerns. In sharp contrast, 2019 was an outstanding year for risk assets, as a number of downside risks that market participants had feared would materialize were avoided. In the end, 2019 did not see a recession in the US or Europe, despite lingering fears of a slowdown and an inversion in the US Treasury yield curve (i.e., yields on certain Treasuries with longer maturities dropped below various shorter-term Treasury yields). Additionally, China and the US agreed to a “Phase 1” trade deal, and concerns subsided about the chance of a no-deal exit by the United Kingdom from the European Union.

While growth in the US and most of the world slowed in 2019, risk assets were buoyed by accommodative central banks. As a result, the vast majority of risk assets across equities, fixed income, and commodities finished the year in positive territory. The S&P 500 Index posted its best annual return (+31.46%) since 2013. The Bloomberg Barclays US Aggregate Bond Index ended the year up nearly 9%, the best annual performance for a 60% equity/40% fixed income portfolio in the 21st century.

Global equities finished the year up roughly 30%, driven largely by strong performance from US large-cap equities, with developed market stocks outperforming their emerging market peers. While the broad rally in equities pushed the MSCI Emerging Markets Index up over 18% for 2019, slowing growth in China, weaker emerging market exports, and intermittent US-China trade escalations led to the relative underperformance of emerging market equities.

In the bond market, US and German 10-year government security yields declined in 2019 as both the Federal Reserve (the Fed) and the European Central Bank eased monetary policy, driven by weaker growth and subdued inflation. These factors, coupled with receding recession fears, caused credit spreads to tighten over the course of the year, resulting in a strong annual performance for both investment-grade and high yield credit.

Within the currency market, the US dollar was relatively flat in 2019 against most currencies, as the tailwinds from weaker growth outside the US were offset by the headwinds from the surprise monetary policy easing by the Fed.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed its benchmark index in 2019, with both ending the year in positive territory. The Portfolio’s positive performance was primarily driven by equities, with US large-cap equities and international developed market equities contributing the most.

Within fixed income, allocations to both investment-grade bonds and high yield bonds contributed to performance, as rates broadly fell and spreads tightened during the year. Exposure to both local currency- and US dollar-denominated emerging markets debt also contributed to performance.

Out-of-benchmark allocations to real assets contributed to total results, especially US real estate, driven by a strong economic backdrop and a decline in interest rates.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

13

AST Goldman Sachs Global Growth Allocation Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited) (Continued)

Short-term dynamic positioning detracted from returns overall. However, certain country-specific positions contributed, led by long positioning in China “A”-share equities. The Portfolio no longer held this exposure at the end of the reporting period.

Medium-term dynamic positioning, which seeks to adjust the strategic asset allocation for the current economic cycle by capturing cyclical changes, detracted from performance. This was primarily due to Goldman Sachs’ view to be short duration expressed by shorting long-dated German bunds and through specific positioning on the front end of the US yield curve (i.e., shorter-term debt securities), as yields on both German and US government debt fell over the year. Both positions were subsequently closed. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.)

A long US-dollar position expressed by hedging non-US developed market currency exposure was a contributor to returns given the US dollar’s relative strength. The Portfolio’s liquid alternative strategies posted positive performance over the year, led by strong performance from the absolute return tracker fund. There were no other material detractors from performance.

The Portfolio makes use of derivatives when consistent with the stated investment objectives and policies to augment physical positions, hedge exposures, and efficiently manage cash flows. The primary use of derivatives in the Portfolio is through equity futures to replicate US large-cap equities and US small-cap equities. These derivatives did not meaningfully contribute to or detract from performance beyond the returns expected of the asset classes each respective derivative sought to replicate.

The Portfolio also makes use of derivatives to express active short-term views on the market. Over the period, the Portfolio used equity futures to nimbly express active short-term views which, as a whole, did not contribute to performance. Over the period, currency forwards were used to go long and short select currencies, which contributed to performance. Interest rate options were used to implement a macroeconomic hedging strategy, which contributed to performance as well. To implement a short-duration view, the Portfolio used fixed income futures and interest rate options, which detracted from performance.

Presentation of Portfolio Holdings — unaudited

AST Goldman Sachs Global Growth Allocation (As of 12/31/2019)
Ten Largest Holdings	Asset Class	(% of Net Assets	)
iShares Core MSCI EAFE ETF	Exchange-Traded Funds	19.5%
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	Exchange-Traded Funds	15.3%
Goldman Sachs Core Fixed Income Fund	Core Bond	14.5%
iShares Core MSCI Emerging Markets ETF	Exchange-Traded Funds	7.2%
Goldman Sachs Absolute Return Tracker Fund	Multi Strategy	5.0%
Goldman Sachs Tactical Tilt Overlay Fund	Allocation 50% - 70% Equity	5.0%
Goldman Sachs Emerging Markets Equity Insights Fund	Emerging Markets	3.9%
Goldman Sachs ActiveBeta International Equity ETF	Exchange-Traded Funds	3.9%
Goldman Sachs Managed Futures Strategy Fund	Managed Futures	2.3%
Goldman Sachs Emerging Markets Debt Fund	Emerging Markets	2.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

14

AST Goldman Sachs Global Income Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	9.64%	3.59%
Bloomberg Barclays Global Aggregate USD Index	8.98	3.51

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 7/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Goldman Sachs Global Income Portfolio returned 9.64%. The Portfolio outperformed the Bloomberg Barclays Global Aggregate USD Index.

The investment objective of the Portfolio is to seek high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation.

What were the market conditions during the reporting period?

2019 was characterized by elevated political uncertainty, moderating macroeconomic data, and proactive monetary accommodation, leading to a rally in global rates and outperformance from the spread sectors. Goldman Sachs believes we are entering a period of central bank inaction and expects rates to remain range-bound in the near term.

During the first quarter, successive central bank dovish pivots resulted in improved sentiment toward risk assets and led to a rally in both sovereign bonds and risk assets. This proved beneficial for the Portfolio’s relative-value overweight exposures to core European rates and overweight exposure to spread sectors, including US corporate credit. That said, lingering concerns about the global growth outlook resulted in spread decompression within sectors, with higher-quality rating cohorts generally outperforming lower-rating segments. Additionally, rate-sensitive assets, such as leveraged loans and collateralized loan obligations, lagged other fixed income sectors.

During the second quarter, central banks in the US and Europe kept their monetary policies unchanged but adopted a dovish bias. Spread-sector performance was challenged in May amid an escalation in US-China trade tensions. However, performance improved in June on raised prospects of ongoing policy accommodation, resulting in most fixed income sectors delivering positive returns for the quarter. Global rates also rallied in response to central banks putting monetary-policy normalization on hold.

Monetary easing gained momentum over the third quarter. In July and September, the Federal Reserve (the Fed) lowered rates by 25 basis points (bps). (One basis point equals 0.01%.) During September, the European Central Bank (ECB) delivered a package comprised of a 10-bps rate cut, resumed asset purchases, strengthened forward guidance, and introduced a tiering mechanism for bank deposits subject to negative rates. Emerging market (EM) monetary policy in general was also dovish. Spread-sector performance was mixed. Global investment-grade corporate credit spreads were unchanged over the quarter, although there was considerable monthly variation with spread tightening in July being unwound in August. Meanwhile, external- and local-EM debt, as well as agency mortgage-backed securities, delivered modestly positive returns.

In October the Fed again cut rates by 25 bps. Risk sentiment improved toward the end of 2019 on an announcement of a US-China “phase one” trade deal and a decisive victory for the Conservative party in the December United Kingdom general election. Rates underperformed slightly, while spread sectors strengthened. Both currency and rate volatility trended lower on reduced geopolitical tail risks and emerging signs of global-growth stabilization.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

15

AST Goldman Sachs Global Income Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed its benchmark by 241 bps over the year. The primary drivers of performance in 2019 were as follows:

•

Duration: The Portfolio’s duration strategy contributed to returns, driven by tactical-auction strategy positions in the US, the UK, and Australia. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.) The Portfolio’s underweight position to European rates in the third quarter was also beneficial, as markets priced in a larger easing from the ECB.

•

Country: The Portfolio’s country strategy contributed to performance during the period, driven predominantly by an overweight to Europe versus Norway, the UK, Japan, and Swedish rates in the first half of the year. The Portfolio’s overweight to US Treasury inflation-protected securities versus UK inflation-linked trade also performed well on the back of diminished prospects of a “no-deal” exit by the UK from the European Union.

•

Cross-Sector: The Portfolio’s cross-sector strategy was the largest contributor to returns, driven by an overweight bias to both investment-grade and high yield corporate bonds. Spread sectors performed well in 2019, as central bank policies turned dovish, and there were some positive signs of rebounding growth. The Portfolio’s long spread position was paired with a long US rates position, which also contributed to returns driven by the global rates rally during the year.

•

Currency: The Portfolio’s currency strategy detracted from performance during the year. This was driven by the Portfolio’s overweight bias to EM currencies, particularly during August 2019, and to the Brazilian real.

•

Security selection: The Portfolio’s security-selection returns were positive during the year, driven by corporate securities selection. Corporate-selection returns were due to an overweight bias to the intermediate part of the corporate yield curve (5-10 year maturities) and Goldman Sachs’ preference for bonds rated BBB in the investment-grade space. Conversely, the Portfolio’s EM-debt-selection strategy detracted over the period. This was driven by an exposure to Argentina and Venezuela debt, as they underperformed amid political uncertainty.

The Portfolio uses derivatives both to hedge and to actively implement investment decisions generated from the subadvisors’ top-down macro and bottom-up market views. To augment the physical positions in the Portfolio, as well as to hedge exposures, the subadvisors make use of derivatives when consistent with the investment objectives and policies of the Portfolio. Specifically, the subadvisors have the ability to use derivatives — such as futures, options, or swaps — to gain exposure to sectors/securities without investing in them directly (including when owning the derivative investment may be more efficient or less costly than owning the sector/security itself) to reduce macro risks, enhance income, or provide downside-risk protection for one or more securities to which the Portfolio has exposure.

Presentation of Portfolio Holdings — unaudited

AST Goldman Sachs Global Income (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	39.6%
AA	10.5%
A	24.9%
BBB	16.9%
BB	3.5%
B	4.5%
CCC and Below	0.6%
NR	7.6%
Cash & Equivalents	-8.0%
Total	100.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

16

AST Jennison Global Infrastructure Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited)

Average Annual Total Returns	1 Year	5 Year	Since Inception
Portfolio	28.34%	6.22%	6.28%
S&P Global Infrastructure Index	26.99	6.57	6.45
S&P 500 Index	31.46	11.69	12.26

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Jennison Global Infrastructure Portfolio returned 28.34%. The Portfolio outperformed the S&P Global Infrastructure Index and underperformed the S&P 500 Index.

The Portfolio’s investment objective is to seek total return.

What were the market conditions during the reporting period?

US equity markets were highly volatile in 2019, unsettled by US-China trade discord; softening economic growth in the US, Europe, and China; and geopolitical uncertainty. Companies across sectors cited trade tensions as the source of heightened caution in planning and investing. The US political landscape was likewise unsettled, as investigations of interference in the 2016 presidential election unfolded, impeachment hearings against President Donald Trump proceeded, and the 2020 election cycle ramped up. US economic activity showed signs of tempering, with job growth and business activity moderating. Modest wage gains and positive consumption indicated a still-healthy consumer. Markets responded favorably as the Federal Reserve pivoted on monetary policy, lowering the federal funds target range three times in 2019 to a range of 1.50%-1.75% by the end of the year.

The S&P Global Infrastructure Index (the Index) advanced 26.99% over the year. The strong performance was led by double-digit advances across all sectors within the Index. Most notably, midstream energy infrastructure, airport services, and electric utilities were among the primary drivers of performance. Independent power producers & energy traders was the only segment to decline.

What strategies or holdings affected the Portfolio’s performance?

While overweight positioning partially offset overall contributions, electric utilities and multi-utilities positions were strong contributors to the absolute and relative performance of the Portfolio. The broader utility sector benefited for much of the year amid macroeconomic uncertainty, trade tensions, and market volatility. Shares of NextEra Energy Inc. and FirstEnergy Corp. both gained, as the two electric utilities benefited from two big trends over the past year: low interest rates and strong buyer interest in renewables. NextEra is also one of the pre-eminent developers of renewable energy in the US with roughly 24 gigawatts (GW) of generation in operation and another approximate 12 GW of backlog, all of which should enable it to deliver at the high end of its earnings-per-share growth range over the coming years, in Jennison’s view.

Overweight allocations within the integrated telecommunication services segment also drove relative and absolute gains. Shares of Spain-based telecommunications infrastructure firm Cellnex Telecom SA gained throughout the year after delivering results that were slightly ahead of expectations while increasing its financial guidance expectations. Jennison continues to favor the company for its organic growth momentum and exposure to positive themes such as data growth, the rollout of long-term evolution wireless broadband standards, and the macro recovery in southern Europe. The Portfolio also benefited from overweight positioning among toll-road operators such as Ferrovial SA. The company’s high-quality, long-duration toll road assets have been historically overshadowed by its problematic construction/services segment, which is now being turned around as management divests/exits that business. The midstream energy infrastructure sector drove absolute performance, while poor stock selection and underweight positioning hampered relative performance over the period. The Portfolio’s allocations to natural gas distributor Oneok Inc. benefited, as the company beat earnings expectations in the second and third quarters of 2019.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

17

AST Jennison Global Infrastructure Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited) (Continued)

Underweighting the independent power producers & energy traders segment was among the largest detractors to relative performance over the period. Shares of NRG Energy Inc. and Vistra Energy Corp. both declined, as power prices fell due to a mild start to summer and weak natural gas prices throughout the year. Additionally, the market grew more concerned that potential new solar power coming online in Texas would potentially disrupt and negatively impact power prices, hurting the group’s share prices. Poor stock selection and an underweighting in the airports services segment had a minimal impact on the Portfolio’s relative performance.

Presentation of Portfolio Holdings — unaudited

AST Jennison Global Infrastructure (As of 12/31/2019)
Ten Largest Holdings	Line of Business	Country	(% of Net Assets	)
NextEra Energy, Inc.	Electric Utilities	United States	5.0%
RWE AG	Multi-Utilities	Germany	3.9%
Ferrovial SA	Construction & Engineering	Spain	3.6%
Cellnex Telecom SA, 144A	Diversified Telecommunication Services	Spain	3.5%
Vinci SA	Construction & Engineering	France	3.5%
FirstEnergy Corp.	Electric Utilities	United States	3.4%
Eiffage SA	Construction & Engineering	France	3.0%
Enel SpA	Electric Utilities	Italy	3.0%
Aqua America, Inc.	Water Utilities	United States	3.0%
Union Pacific Corp.	Road & Rail	United States	2.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

18

AST Managed Alternatives Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	5.27%	0.42%
FTSE 1-Month US Treasury Bill Index	2.20	1.12

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 7/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Managed Alternatives Portfolio returned 5.27%. The Portfolio outperformed the FTSE 1-Month US Treasury Bill Index.

The investment objective of the Portfolio is to seek long-term capital appreciation with a focus on downside protection.

What were the market conditions during the reporting period?

Global economic growth in 2019 was the weakest in a decade, weighed down by an escalation of the US-China trade war. However, it was a great year for financial markets, with solid gains across most asset classes, driven by valuations for equities and lower yields for fixed income. The subadvisor expects a moderate improvement in global economic growth in 2020 rather than a strong rebound, fueled by monetary stimulus, potential fiscal stimulus, and reduced geopolitical uncertainty.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio struggled to keep up in an investment environment characterized by solid gains across both equities and fixed income securities during the reporting period. Although the Portfolio’s 5.27% return in 2019 outpaced cash (represented by 90-day T-bills), it lagged the Bloomberg Barclays US Aggregate Bond Index return of 8.72% and the S&P 500 Index return of 31.46%.

Typical of a long-short equity portfolio with a consistent net long equity position, the AST Neuberger Berman Long/Short Portfolio is expected to capture a reasonable amount of the overall equity market return — in this case, roughly half of the S&P 500’s return. In terms of absolute performance, the AST Neuberger Berman Long-Short Equity Portfolio stood out with a positive 15.82% return for the period. The AST PIMCO Dynamic Bond Portfolio also stood out in absolute terms, returning 5.32%, although it lagged the Bloomberg Barclays Aggregate US Bond Index by 340 basis points. (One basis point equals 0.01%.) The two arbitrage funds in the Portfolio both performed positively for the period. The AST FQ Absolute Return Currency Portfolio was the only component with negative absolute performance as a result of significant long positions in the euro.

By mandate, most of the investments in the Portfolio use derivatives to execute its alternative strategies. The Portfolio uses currency forwards, interest rate swaps, futures, options, and so-called “swaptions” (options on interest rate swaps) to gain long or short exposures to diverse asset classes and countries quickly and efficiently. The goal is to produce lowly correlated market exposures or to hedge specific market exposures. The Portfolio’s investments were unable to improve performance or lower exposure to market risks during the period. Although any use of derivatives may create profits or losses over time, the Portfolio’s diversification across multiple funds and sources of risk constrains the combined impact.

Presentation of Portfolio Holdings — unaudited

AST Managed Alternatives (As of 12/31/2019)
Top Holdings	Asset Class	(% of Net Assets)
AST PIMCO Dynamic Bond Portfolio	Core Bond	34.2%
AST Neuberger Berman Long/Short Portfolio	Core Bond	25.4%
AST FQ Absolute Return Currency Portfolio	Multicurrency	24.6%
Gabelli ABC Fund (Advisor Class Shares)	Market Neutral	8.8%
Arbitrage Fund (The) (Institutional Shares)	Capital Growth	6.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

19

AST Managed Equity Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited)

Average Annual Total Returns	1 Year	5 Year	Since Inception
Portfolio	25.49%	7.27%	6.98%
MSCI All Country World Index (GD)	27.30	9.00	8.36

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Managed Equity Portfolio returned 25.49%. The Portfolio underperformed the MSCI All Country World Index (GD).

The Portfolio’s investment objective is to provide capital appreciation.

What were the market conditions during the reporting period?

Global economic growth in 2019 was the weakest in a decade, weighed down by an escalation of the US-China trade war. However, it was a great year for financial markets, with solid gains across most asset classes, driven by valuations for equities and lower yields for fixed income. The subadvisor, QMA, expects a moderate improvement in global economic growth in 2020 rather than a strong rebound, fueled by monetary stimulus, potential fiscal stimulus, and reduced geopolitical uncertainty.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio underperformed its benchmark during the period. Tactical allocation added to returns, while subadvisor performance detracted. Within tactical allocation, a strategic tilt toward US equities during the first half of the period benefited Portfolio returns. This positive effect was helped by a shift in the fourth quarter toward emerging markets, which outpaced developed market returns. However, this was offset by an underweight exposure to Canadian equities, as well as small off-benchmark exposures to natural resources equities and global real estate investment trusts for diversification.

Underlying fund manager performance was mixed but negative overall for the period, driven by the domestic fund managers. In the US, the majority of fund managers trailed their benchmarks, irrespective of investment style or company capitalization size. International fund managers were more successful, with those focused on developed markets outperforming. However, the emerging markets fund manager underperformed and slightly offset the positive effects from the international component of the Portfolio.

Presentation of Portfolio Holdings — unaudited

AST Managed Equity (As of 12/31/2019)
Ten Largest Holdings	Asset Class	(% of Net Assets	)
AST International Growth Portfolio	International Growth	15.8%
AST International Value Portfolio	International Value	13.3%
AST AQR Emerging Markets Equity Portfolio	Emerging Markets	12.2%
AST Loomis Sayles Large-Cap Growth Portfolio	Large/Mid-Cap Growth	11.6%
AST QMA US Equity Alpha Portfolio	Large/Mid-Cap Value	10.0%
AST T. Rowe Price Large-Cap Value Portfolio	Large/Mid-Cap Value	9.2%
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Large/Mid-Cap Value	8.3%
AST Mid-Cap Growth Portfolio	Large/Mid-Cap Growth	5.1%
AST ClearBridge Dividend Growth Portfolio	Large/Mid-Cap Blend	4.5%
AST MFS Global Equity Portfolio	International Growth	4.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

20

AST Managed Fixed Income Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited)

Average Annual Total Returns	1 Year	5 Year	Since Inception
Portfolio	8.80%	2.69%	2.49%
Bloomberg Barclays US Aggregate Bond Index	8.72	3.05	3.25

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Managed Fixed Income Portfolio returned 8.80%. The Portfolio outperformed the Bloomberg Barclays US Aggregate Bond Index.

The Portfolio’s investment objective is to seek total return.

What were the market conditions during the reporting period?

Global economic growth in 2019 was the weakest in a decade, weighed down by an escalation of the US-China trade war. However, it was a great year for financial markets, with solid gains across most asset classes, driven by valuations for equities and lower yields for fixed income. The subadvisor, QMA, expects a moderate improvement in global economic growth in 2020 rather than a strong rebound, fueled by monetary stimulus, potential fiscal stimulus, and reduced geopolitical uncertainty.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio outperformed its benchmark, the Bloomberg Barclays US Aggregate Bond Index, during the period. Tactical allocations had a small impact on returns, with an overweight exposure to spread products outperforming during the first and fourth quarters and lagging during the middle part of the year. Other allocations to shorter-duration securities offset periodic market volatility but did not add any net value. (Duration is a measure of a bond’s price sensitivity to interest rate changes over time.)

Underlying fund manager performance was mostly positive with few exceptions during the period. The Core and Core-Plus Bond Fund managers added value, as did the emerging markets fixed income fund managers. On the other hand, the Dynamic Bond Fund, which is intended to deliver performance in changing interest rate environments, was the biggest detractor during the period.

Presentation of Portfolio Holdings — unaudited

AST Managed Fixed Income (As of 12/31/2019)
Top Holdings	Asset Class	(% of Net Assets	)
AST Prudential Core Bond Portfolio	Core Bond	77.5%
AST Wellington Management Global Bond Portfolio	Core Bond	6.5%
AST High Yield Portfolio	High Yield	5.6%
AST Western Asset Emerging Markets Debt Portfolio	Emerging Markets	4.1%
iShares TIPS Bond ETF	Exchange-Traded Funds	1.1%
AST PIMCO Dynamic Bond Portfolio	Core Bond	1.0%
AST Blackrock Low Duration Bond Portfolio	Core Bond	1.0%
iShares 3-7 Year Treasury Bond ETF	Exchange-Traded Funds	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

21

AST Neuberger Berman Long/Short Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	15.82%	4.32%
HFRX Equity Hedge Index	10.72	1.35
S&P 500 Index	31.46	12.76

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 7/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Neuberger Berman Long/Short Portfolio returned 15.82%. The Portfolio outperformed the HFRX Equity Hedge Index and underperformed the S&P 500 Index.

The primary investment objective of the Portfolio is to seek long-term capital appreciation with a secondary objective of principal preservation.

What were the market conditions during the reporting period?

Despite intervals of volatility, the US stock market generated strong results during the reporting period. There were several short-term setbacks, often driven by signs of moderating global economic growth and the ongoing trade dispute between the US and China. Additionally, early in the period, there were concerns over Federal Reserve (Fed) interest rate hikes. However, these downturns were more than offset by a “dovish pivot” by the Fed and its three interest rate cuts during the period, a resilient US economy, and hopes for progress on the trade front. Furthermore, corporate profits generally exceeded lowered expectations, as business conditions improved. All told, the S&P 500 Index gained 31.46% during the period.

What strategies or holdings affected the Portfolio’s performance?

Neuberger Berman categorizes the Portfolio’s investments on the long side into three buckets: Capital Growth, Total Return, and Opportunistic. The Capital Growth bucket consists of investments that Neuberger Berman believes demonstrate attractive industry fundamentals, strong competitive positions, growing revenues, and attractive re-investment opportunities. The Total Return bucket consists of investments that demonstrate sustainable and/or growing streams of income underpinned by asset value and potentially resulting in growing cash returns to shareholders (e.g., increased dividends, share repurchases, return of capital). The Total Return bucket also includes fixed income holdings, which consist mainly of high yield securities. The Opportunistic bucket consists of investments that have identifiable catalysts. This bucket may include companies with management changes, company reorganizations, merger and acquisition activity, “hidden assets,” or other market dislocations with the potential to unlock intrinsic value. The Portfolio’s short exposure includes both Fundamental single-name shorts and Market shorts related to Portfolio hedges.

For the reporting period, equity long positions outperformed, primarily driven by security selection in the financials, information technology, and utilities sectors. On the long side, the Capital Growth, Total Return (includes fixed income), and Opportunistic buckets were each a positive contributor during the period. In contrast, Fundamental single-name shorts and Market shorts to hedge the Portfolio detracted from performance.

The Fund primarily uses derivatives (e.g., futures, total return swaps, and options) for hedging purposes or to generate incremental returns. Overall during the period, derivatives detracted from performance, primarily as a result of hedging activity.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

22

AST Neuberger Berman Long/Short Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST Neuberger Berman Long/Short (As of 12/31/2019)
Ten Largest Holdings — Long	Line of Business	(% of Net Assets	)
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	2.5%
IHS Markit Ltd.	Professional Services	2.1%
Univar Solutions, Inc.	Trading Companies & Distributors	2.1%
McDonald’s Corp.	Hotels, Restaurants & Leisure	2.1%
Ashland Global Holdings, Inc.	Chemicals	2.1%
Amazon.com, Inc.	Internet & Direct Marketing Retail	2.0%
Visa, Inc. (Class A Stock)	IT Services	2.0%
Microsoft Corp.	Software	2.0%
Expedia Group, Inc.	Internet & Direct Marketing Retail	2.0%
Brookfield Asset Management, Inc. (Class A Stock) (Canada)	Capital Markets	1.9%

AST Neuberger Berman Long/Short (As of 12/31/2019)
Ten Largest Holdings — Short	Line of Business	(% of Net Assets)
Western Union Co. (The)	IT Services	(0.7%	)
Waddell & Reed Financial, Inc. (Class A Stock)	Capital Markets	(0.6%	)
FactSet Research Systems, Inc.	Capital Markets	(0.6%	)
Avangrid, Inc.	Electric Utilities	(0.6%	)
Lamar Advertising Co. (Class A Stock)	Equity Real Estate Investment Trusts (REITs)	(0.5%	)
Discovery, Inc. (Class A Stock)	Media	(0.5%	)
BankUnited, Inc.	Banks	(0.4%	)
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	(0.4%	)
PulteGroup, Inc.	Household Durables	(0.4%	)
Omnicom Group, Inc.	Media	(0.4%	)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

23

AST PIMCO Dynamic Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited)

Average Annual Total Returns	1 Year	5 Year	Since Inception
Portfolio	5.32%	0.67%	0.18%
ICE BofAML US Dollar 3-Month LIBOR Constant Maturity Index	2.60	1.33	1.20
Bloomberg Barclays US Aggregate Bond Index	8.72	3.05	3.25

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST PIMCO Dynamic Bond Portfolio returned 5.32%. The Portfolio outperformed the ICE BofAML US Dollar 3-Month LIBOR Constant Maturity Index and underperformed the Bloomberg Barclays US Aggregate Bond Index.

The Portfolio’s investment objective is to seek total return.

What were the market conditions during the reporting period?

The beginning of 2019 was characterized by decelerating economic growth momentum, which persisted throughout the year and contributed to shifts by global central banks toward more accommodative monetary policy stances. The Federal Reserve (the Fed) adopted a “patient” approach, lowered its outlook for 2019 interest rate hikes to zero, and signaled an end to the reduction of its balance sheet. This dovish pivot, along with investor optimism over US-China trade negotiations, contributed to falling yields and robust risk appetites. Global equities surged higher, credit spreads tightened, oil prices climbed, and the US dollar strengthened. (Credit spreads are yield differentials between corporate bonds and US Treasury securities of comparable maturity.)

The second quarter began against a backdrop of slowing global economic growth and softened investor sentiment, which highlighted growing uncertainties about the economic outlook. Intra-quarter trade tensions exacerbated market concerns, leading global central banks to signal their willingness to increase accommodation, if needed, reinforcing the Fed’s dovish pivot. Perceived “safe-haven” and risk assets rallied as financial conditions eased in anticipation of more accommodative global monetary policy. US equities set new all-time highs during the second quarter, while credit spreads broadly tightened and sovereign government bond yields fell.

During the third quarter, softening economic growth momentum and geopolitical uncertainties, including escalating US-China trade tensions, weighed on investor sentiment. Amid the heightened uncertainty, central banks took accommodative actions: The Fed and European Central Bank (ECB) both lowered their policy rates, and the ECB also announced the resumption of its quantitative easing program. Meanwhile, risk assets generally withstood bouts of volatility, while demand remained strong for assets perceived by investors as “safe havens.” Global equities ended the third quarter higher, credit spreads were rather unchanged, and sovereign government bond yields fell.

In the fourth quarter, renewed optimism about the US-China “phase-one” trade deal outweighed concerns about softening economic data, providing a boost to risk appetites. Although global economic data was largely mixed, trade discussions continued to support risk sentiment through the end of 2019, capping a year of strong risk-asset returns. US equities closed at new highs, credit spreads tightened, and the US dollar weakened. Meanwhile, civil unrest and political uncertainty persisted in various regions across the world.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio’s performance was positive during the reporting period (calendar year 2019). Investment strategies were implemented by investing in bonds and derivative instruments. Duration positioning — accomplished through the use of cash bonds, futures, interest rate swaps, swaptions, and options — added to overall returns. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.) Long exposure to US duration added to performance but was offset by short positioning in Japan, the eurozone, and the UK, as interest rates fell.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

24

AST PIMCO Dynamic Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited) (Continued)

Within spread (or non-government bond) strategies, allocations to agency and non-agency mortgage-backed securities added to the Portfolio’s performance. Exposure to corporate bonds also contributed positively, as credit spreads tightened. In addition, an allocation to inflation-protected securities increased returns, as did exposure to emerging markets external debt. Lastly, within currencies, allocations to a basket of currencies —including the Peruvian sol, Russian ruble, and Korean won — were positive for performance.

During the reporting period, the Portfolio bought and sold credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual securities or to the broader investment-grade, high yield, or emerging markets bond sectors, or to take advantage of the basis (or relative value) between the credit default swap and cash bond market. The Portfolio entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets or as a substitute for cash bond exposure. The Portfolio entered into futures contracts to manage interest rate exposure as a substitute for cash bond exposure or for purposes of liquidity. Interest rate swaps and futures allowed PIMCO to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The Portfolio purchased and sold/wrote options and swaptions on futures, currencies, bond indices, mortgage pass-through securities, and swaps in an effort to capitalize on anticipated changes in market volatility or to generate income. The Portfolio purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities to hedge the currency exposure associated with some or all of the Portfolio’s securities or as part of a tactical investment strategy.

Presentation of Portfolio Holdings — unaudited

AST PIMCO Dynamic Bond (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	66.2%
AA	2.5%
A	7.0%
BBB	12.6%
BB	4.2%
B	1.8%
CCC and Below	5.7%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

25

AST Prudential Flexible Multi-Strategy Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited)

Average Annual Total Returns	1 Year	5 Year	Since Inception
Portfolio	14.87%	6.18%	6.49%
Blended Index	19.81	6.78	6.47
MSCI All Country World Index (GD)	27.30	9.00	8.36

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Prudential Flexible Multi-Strategy Portfolio returned 14.87%. The Portfolio underperformed both the Blended Index and the MSCI All Country World Index (GD).

The Portfolio’s investment objective is capital appreciation.

What were market conditions during the reporting period?

Global growth in 2019 (the reporting period) was the weakest in a decade, weighed down by an escalation of the US-China trade war, which hit manufacturing and export sectors hard. Consumer sectors, propped up by strong labor markets and decent wage growth, remained pillars of strength, preventing a more ominous tumble. The US economy slowed from 2018 as the positive impact of the 2017 fiscal tax stimulus faded and four rate hikes by the Federal Reserve (the Fed) in 2018 resulted in tighter financial conditions by the end of that year. Global growth in 2019 also suffered collateral damage from the US-China trade conflict as manufacturing and other sectors in multiple countries were negatively impacted during the period.

With global growth weak and inflation running below target levels across major economies, nearly 50 central banks delivered over 100 interest rate cuts in 2019, the largest cumulative easing since the 2008 financial crisis. In 2019, financial markets posted solid gains across most equity and fixed income asset classes. A key driver of stellar equity market performance was a shift from rate tightening to rate easing by the Fed, which cut interest rates three times in 2019. This helped lead to strong expansion of stock valuation, while earnings were flat to down. Stocks also benefited from a reduction in trade tensions and other geopolitical risks at the end of 2019, as the US and China agreed on a so-called “phase-one” trade deal.

What strategies or holdings affected the Portfolio’s performance?

Underlying subadvisor performance was negative for the reporting period and was the main driver of overall Portfolio underperformance, which was concentrated among core equity subadvisors — both domestic and international. Overall, 2019 was a challenging year for subadvisors utilizing value as a driver of investment decisions, as expensive and fast-growing equities handily outpaced other segments of the market. A decisive move lower in interest rates during the year helped support higher valuations, and tepid economic growth placed a premium on firms able to effectively increase earnings. Equity subadvisor underperformance was slightly offset by solid performance of core fixed income subadvisors.

Tactical short-term asset allocation decisions detracted from performance during the period. Positioning at the start of the year was partly responsible as the Portfolio was positioned cautiously following a spike in volatility at the close of 2018 due to worries of a possible recession. However, equity markets quickly recovered in January 2019 as the Fed signaled possible monetary easing in the future, which left the Portfolio trailing its benchmark index. Furthermore, a short position in emerging market equity futures, used to manage portfolio risk and mitigate underlying manager exposures, slightly detracted near the end of 2019 following strong fourth-quarter performance.

Given the Portfolio’s ability to “go anywhere,” there were various positions initiated or closed during the period. This included futures on the S&P 500 Index and 10-Year US Treasury bonds, as well as various country-specific exchange-traded funds focused on Germany, India, France, Spain, and Japan. Various iShares products tracking different Treasury bond maturities between 1 year and 20+ years were also used in an effort to manage duration exposure of the Portfolio’s fixed income position. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

26

AST Prudential Flexible Multi-Strategy Portfolio	December 31, 2019

Investment Manager’s Report - As of December 31, 2019 (unaudited) (Continued)

The Portfolio used equity futures and Treasury bond futures to gain specific exposures to various markets. The use of these derivative instruments allowed the Portfolio to manage risk and express tactical views. In aggregate, the derivative positions did not have significant impact on performance during the period.

Presentation of Portfolio Holdings — unaudited

AST Prudential Flexible Multi-Strategy (As of 12/31/2019)
Ten Largest Holdings	Asset Class/Line of Business	Country	(% of Net Assets	)
AST QMA US Equity Alpha Portfolio	Large/Mid-Cap Value	United States	27.2%
AST Prudential Core Bond Portfolio	Core Bond	United States	23.7%
iShares 3-7 Year Treasury Bond ETF	Exchange-Traded Funds	United States	3.9%
AST High Yield Portfolio	High Yield	United States	3.5%
PGIM Select Real Estate Fund (Class R6)	Global Real Estate	United States	2.8%
iShares 1-3 Year Treasury Bond ETF	Exchange-Traded Funds	United States	1.5%
iShares 20+ Year Treasury Bond ETF	Exchange-Traded Funds	United States	1.3%
iShares 7-10 Year Treasury Bond ETF	Exchange-Traded Funds	United States	0.9%
MMC Norilsk Nickel PJSC	Metals & Mining	Russia	0.6%
AstraZeneca PLC	Pharmaceuticals	United Kingdom	0.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

27

AST QMA International Core Equity Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	16.85%	4.78%
MSCI EAFE Index (ND)	22.01	5.67

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 1/5/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST QMA International Core Equity Portfolio returned 16.85%. The Portfolio underperformed the MSCI EAFE Index (ND).

The investment objective of the Portfolio is to seek long-term capital appreciation.

What were the market conditions during the reporting period?

Financial markets achieved solid gains across most asset classes in 2019. A key driver of this stellar performance was the Federal Reserve’s shift from tightening to easing. The Fed cut interest rates three times during the period, which led to strong valuation expansion for stocks even while earnings were flat to down. Stocks also benefited from a reduction in trade tensions and other geopolitical risks at the end of 2019, as the US and China agreed on a “phase one” trade deal. Additionally, the Tory Party in Britain won a big victory in the December elections, which investors believed should lead to an orderly exit from the European Union in 2020.

What strategies or holdings affected the Portfolio’s performance?

It was a difficult year for the factors in which the Portfolio invests. Value was particularly volatile and broadly underperformed other factors, particularly midyear. Portfolio performance improved later in the period, although its impact only softened earlier weakness. A downturn in the performance of the growth and quality factors hindered a significant recovery.

Geographically, the bulk of the Portfolio’s losses were in Japan, where stock selection struggled in the consumer discretionary (particularly automobiles), health care, and industrials sectors. Stock choices in the Netherlands (information technology) also detracted, along with selections in weak-performing Hong Kong, as the region wrestled with widespread social unrest.

From a sector standpoint, the Portfolio’s worst relative performance was in industrials, (especially positions in Japan and an underweight in France), health care (positions in Japan and an underweight in Australia), and information technology (selections in the Netherlands, Japan, and Israel).

The Portfolio used fully collateralized futures to manage daily cash flows. These were a small portion of the total market value and had no material effect on performance during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

28

AST QMA International Core Equity Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

AST QMA International Core Equity (As of 12/31/2019)
Ten Largest Holdings	Line of Business	Country	(% of Net Assets	)
Roche Holding AG	Pharmaceuticals	Switzerland	2.2%
Nestle SA	Food Products	Switzerland	2.1%
Novartis AG	Pharmaceuticals	Switzerland	2.0%
Allianz SE	Insurance	Germany	1.4%
GlaxoSmithKline PLC	Pharmaceuticals	United Kingdom	1.3%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	1.3%
Mitsubishi UFJ Financial Group, Inc.	Banks	Japan	1.2%
Enel SpA	Electric Utilities	Italy	1.2%
Unilever NV	Personal Products	United Kingdom	1.1%
KDDI Corp.	Wireless Telecommunication Services	Japan	1.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

29

AST T. Rowe Price Diversified Real Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited)

Average Annual Total Returns	1 Year	5 Year	Since Inception
Portfolio	22.07%	7.59%	7.39%
Blended Index	23.61	8.20	8.08
S&P 500 Index	31.46	11.69	12.26

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 4/28/2014. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST T. Rowe Price Diversified Real Growth Portfolio returned 22.07%. The Portfolio underperformed both the Blended Index and the S&P 500 Index.

The Portfolio’s investment objective is to seek long-term capital appreciation and, secondarily, income.

What were the market conditions during the reporting period?

US stock prices surged during 2019. A major driver of market performance was the Federal Reserve’s pivot away from a tightening cycle toward accommodative monetary policy, as the central bank reduced rates three times starting in late July as part of a “mid-cycle adjustment.”

Trade discussions between the US and China were another major driver of market sentiment in 2019. Speculation arose numerous times during the year that the US and China were close to reaching a trade agreement, though tensions occasionally flared up and seemed to reduce the likelihood of a deal. A preliminary “phase-one” deal was struck on December 13, when Chinese officials held a press conference announcing a preliminary agreement had been reached to reduce US tariffs on Chinese goods.

Returns in developed Asian markets were broadly positive during 2019. Japanese share prices advanced, while stock performance in Hong Kong lagged within the region, hurt by ongoing protests that were triggered by a controversial extradition bill. Although the proposed legislation was rescinded, the protests continued because demonstrators had other demands.

Returns in developed European stock markets were broadly positive. United Kingdom share prices advanced despite doubts that persisted throughout the year about the UK’s pending exit from the European Union (known as Brexit). Prime Minister Theresa May resigned in June after she was unable to successfully negotiate a deal. In December, Prime Minister Boris Johnson and the Conservatives decisively won a general election, removing much of the uncertainty surrounding Brexit.

In this environment, multi-asset portfolios with relatively higher allocations to equities and other risk assets likely would have outperformed their peers, in the subadvisor’s view. Conversely, portfolios with a relatively defensive posture (e.g., higher allocations to cash and US investment-grade debt) would have underperformed their peers.

What strategies or holdings affected the Portfolio’s performance?

For the period, the Portfolio underperformed its blended benchmark. Out-of-benchmark exposure to diversifying sectors was the primary driver of underperformance. Security selection within the underlying portfolios contributed to returns, while tactical decisions detracted.

The inclusion of Treasury inflation-protected securities and floating rate notes as diversifying fixed income sectors hurt relative results, as these sectors trailed the Bloomberg Barclays US Government/Credit Index. Out-of-benchmark exposure to real assets equities, which lagged the blended equity benchmark for the year, also weighed on returns. However, a tactical underweight to the real assets sector relative to the Portfolio’s strategic neutral allocation partly offset this negative impact. Conversely, the inclusion of emerging markets and high yield bonds added value, as these sectors outpaced the broad fixed income benchmark.

Tactical allocation decisions detracted from relative results for the year. The negative impact was driven primarily by an underweight to equities, which outpaced fixed income and cash, particularly early in the year when equities rallied following a global sell-off in late 2018. An overweight allocation to international equities, which lagged US stocks, also negatively impacted relative returns.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

30

AST T. Rowe Price Diversified Real Growth Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited) (Continued)

Security selection within the underlying portfolios positively contributed to relative returns. Security selection within the international developed markets and emerging markets equity allocations was a significant contributor to relative performance, as these allocations outpaced their respective benchmarks for the year. Selection in the US large-cap core and value allocations also lifted relative returns, as did selection among international small-cap stocks. Conversely, security selection in the US large-cap growth and emerging markets bond allocation weighed on relative returns.

As of the end of the reporting period, the Portfolio held equity options, index futures, interest rate futures, and currency forwards, generating gross exposure of approximately 15.1%. The Portfolio also held rights and warrants during the period. The estimated return impact from employing currency forwards was negligible, 76 basis points (bps) from futures, -132 bps from options, a negligible return impact from rights, and a negligible return impact from warrants. (One basis point equals 0.01%.)

Presentation of Portfolio Holdings — unaudited

AST T. Rowe Price Diversified Real Growth (As of 12/31/2019)
Ten Largest Holdings	Asset Class/Line of Business	(% of Net Assets	)
T. Rowe Price Emerging Markets Bond Fund	Emerging Markets	3.2%
T. Rowe Price Institutional Floating Rate Fund	Bank Loan	2.6%
T. Rowe Price Institutional High Yield Fund	High Yield	2.5%
Microsoft Corp.	Software	1.9%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.2%
JPMorgan Chase & Co.	Banks	1.0%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.0%
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.125%, 07/15/22	U.S. Treasury Obligations	0.9%
Visa, Inc. (Class A Stock)	IT Services	0.9%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

31

AST Wellington Management Global Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited)

Average Annual Total Returns	1 Year	Since Inception
Portfolio	6.99%	3.75%
Bloomberg Barclays Global Aggregate USD Index	8.98	3.51

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio inception: 7/13/2015. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Index returns reflect performance beginning with the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2019, the AST Wellington Management Global Bond Portfolio returned 6.99%. The Portfolio underperformed the Bloomberg Barclays Global Aggregate USD Index.

The investment objective of the Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate Bond Index (USD Hedged).

What were the market conditions during the reporting period?

For the 12-month period that ended December 31, 2019, bond markets were influenced by uncertainties surrounding global growth, central bank monetary policies, and proposed tariffs by the US. Early in the period, yields moved lower in response to injections of monetary stimuli by the Federal Reserve (the Fed) and the European Central Bank (the ECB), in addition to ongoing geopolitical concerns. This dynamic shifted later in the period, however, largely due to stabilizing global activity indicators, progress on trade talks, and reduced fears over a disorderly departure of the United Kingdom from the European Union (known as Brexit). Currency markets were mixed during the period. The Canadian dollar was the best performer as Canada’s economy rebounded midyear from a soft patch at the end of 2018. Perceived safe-haven currencies, such as the Japanese yen (JPY) and Swiss franc, outperformed as a result of trade tensions and slowing global growth prospects. Increased policy accommodations by major central banks were supportive of risk assets, resulting in strong outperformance across equity and credit markets.

What strategies or holdings affected the Portfolio’s performance?

Within Wellington Management’s macro-based duration strategies, the Portfolio’s US duration positioning detracted from relative performance. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.) In the first quarter, the underweight US duration bias detracted as yields fell due to US-China trade uncertainties and wavering global growth. In the second half of the period, the steeping bias in US duration, specifically for the Portfolio’s overweight positions at the front end of the curve, detracted as the announcement of a US-China trade deal as well as progress toward the US-Mexico-Canada Agreement increased interest rates. Partially offsetting this was the Portfolio’s overweight position in UK gilts in the middle of the period, which contributed as Brexit uncertainties during the first half of the period helped push bond yields lower. Overweight positions in Australia and New Zealand, held through most of the year, also contributed as a uniform risk-off move drove global yields lower early in the period. Later in the period, dovish monetary policy comments by the Reserve Bank of Australia helped push yields lower.

Within Wellington Management’s macro-based currency strategies, an underweight exposure to the euro (EUR) versus JPY and US dollars (USD) contributed to performance during the period. In the first half, a dovish policy announcement by the ECB and signs of continued weakness in the eurozone manufacturing sector caused the EUR to weaken. In the third quarter, the ECB resumed quantitative easing and cut deposit rates. Meanwhile, German manufacturing data turned weak in August and continued into September, both of which contributed to the EUR’s decline. Partially offsetting positive performance was an overweight exposure to the JPY versus the USD, which detracted late in the period due to improved risk sentiment and the announcement of a US-China trade deal, which weighed on perceived safe-haven currencies.

Within the Portfolio’s quantitative country rotation strategies, the primary driver of performance was a directional long position held for most of the second and third quarters when rates rallied. The position benefitted from a flight to quality based on slowing global growth, dovish central bank

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

32

AST Wellington Management Global Bond Portfolio	December 31, 2019

Report of the Investment Managers - As of December 31, 2019 (unaudited) (Continued)

rhetoric, and re-emerging trade concerns. The Portfolio’s subsequent move to a directional short position in September also aided performance. Partially offsetting this performance was a long Canada and Australia position relative to its US position held in the fourth quarter. Rates rose across the developed market landscape, particularly in Australia and Canada, based on better-than-expected employment data from Australia as well as an upbeat tone from the Bank of Canada in its December policy statement.

Within credit strategies, an underweight position in investment-grade corporate securities, which was held for most of the period, detracted as yield spreads tightened, particularly in the second quarter. Wellington’s more cautious market outlook was based on sound fundamental analysis but underestimated the degree to which growth of central bank balance sheets might overwhelm the market impact of persistent political and trade policy uncertainties.

Derivatives were used for both active and passive management purposes over the course of the period. Currency forwards were used to implement a passive USD currency hedge in the Portfolio, as well as for active purposes to express best ideas. Additionally, interest rate futures were utilized to implement best ideas in government securities and take active duration risk in the Portfolio. The Portfolio’s derivative positioning generally contributed to relative results during the period.

Presentation of Portfolio Holdings — unaudited

AST Wellington Management Global Bond (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	29.0%
AA	12.9%
A	28.2%
BBB	28.6%
NR	0.7%
Cash/Cash Equivalents	0.6%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Creditatings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

33

Advanced Series Trust Benchmark Glossary — unaudited	December 31, 2019

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

AST American Funds Growth Allocation Portfolio Blended Index consists of S&P 500 Index (50%), an unmanaged market value weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg Barclays US Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, MSCI ACWI ex US GD (20%), an unmanaged index that includes large and mid cap stocks across 46 developed markets and emerging markets countries.

AST Columbia Adaptive Risk Allocation Portfolio Blended Index consists of the MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) (60%), an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes, and the Bloomberg Barclays Global Aggregate TR Index (40%), is an unmanaged measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers.

AST Emerging Managers Diversified Portfolio Blended Index consists of Russell 3000 Index (40%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar denominated, fixed-rate taxable bond market.

AST Goldman Sachs Global Growth Allocation Portfolio Blended Index consists of Bloomberg Barclays US Aggregate Bond Index (20%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, and MSCI (Morgan Stanley Capital International) World Index (Unhedged) (60%), an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. MSCI Emerging Markets Index (GD)(USD Unhedged) (10%), is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. ICE BofA Merrill Lynch 1 Month LIBOR (London Interbank Offered Rate) (10%), the average interest offered by a specific group of London banks for US dollar deposits with a one-month maturity.

AST Prudential Flexible Multi-Strategy Portfolio Blended Index consists of the MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) (60%) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

AST T. Rowe Price Diversified Real Growth Portfolio Blended Index consists of Russell 3000 Index (52%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market, Bloomberg Barclays US Government/Credit Index (25%) is an unmanaged, market-weighted index comprised of government and invested-grade corporate debt instruments with maturities of one year or greater, and MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) Ex-US (GD) (23%) is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The MSCI All Country World Index Ex-US includes both developed and emerging markets.

Advanced Series Trust Benchmark Glossary — unaudited (continued)	December 31, 2019

Bloomberg Barclays 1-10 Year US TIPS Index is comprised of US Treasury inflation-indexed securities with maturities between one and ten years.

Bloomberg Barclays Global Aggregate USD Index is a measure of global investment grade debt from twenty-four different local currency markets. This multicurrency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging market issuers.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

FTSE 1-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue.

FTSE 3-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

HFRX Equity Hedge Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies falling within four principal strategies: equity hedge, event driven, macro/ CTA, and relative value arbitrage.

ICE Bank of America Merrill Lynch (ICE BofAML) US Dollar (USD) 1-Month London Interbank Bid Rate (LIBID) Average Index tracks the performance of a hypothetical basket of fixed-income securities with coupons that reflect the prevailing bank borrowing rate and maturities of one month.

ICE Bank of America Merrill Lynch (ICE BofA ML) US Dollar 3-month LIBOR Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

MSCI (Morgan Stanley Capital International) ACWI (All Country World Index) (GD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index (ND) and Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, free float-adjusted market capitalization index generally accepted as a benchmark of developed markets, excluding the US & Canada. The ND version reinvests dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who version reinvests dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

S&P Global Infrastructure Index is an unmanaged Index designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2019

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST AB Global Bond Portfolio	Actual	$1,000.00	$1,013.90	0.91%	$4.62
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

AST American Funds Growth	Actual	$1,000.00	$1,077.50	0.92%	$4.82
Allocation Portfolio	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

AST BlackRock 60/40 Target	Actual	$1,000.00	$1,068.00	0.75%	$3.91
Allocation ETF Portfolio	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

AST BlackRock 80/20 Target	Actual	$1,000.00	$1,081.40	0.75%	$3.93
Allocation ETF Portfolio	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

AST FQ Absolute Return	Actual	$1,000.00	$988.40	1.26%	$6.31
Currency Portfolio	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41

AST Franklin Templeton K2 Global Absolute Return	Actual	$1,000.00	$1,036.10	1.22%	$6.26
Portfolio	Hypothetical	$1,000.00	$1,019.06	1.22%	$6.21

AST Goldman Sachs Global	Actual	$1,000.00	$1,067.70	1.22%	$6.36
Growth Allocation Portfolio	Hypothetical	$1,000.00	$1,019.06	1.22%	$6.21

AST Goldman Sachs Global	Actual	$1,000.00	$1,020.00	0.97%	$4.94
Income Portfolio	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

AST Jennison Global	Actual	$1,000.00	$1,072.10	1.26%	$6.58
Infrastructure Portfolio	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41

AST Managed Alternatives	Actual	$1,000.00	$1,013.90	1.58%	$8.02
Portfolio	Hypothetical	$1,000.00	$1,017.24	1.58%	$8.03

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2019

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST Managed Equity Portfolio	Actual	$1,000.00	$1,077.10	1.25%	$6.54
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36

AST Managed Fixed Income Portfolio	Actual	$1,000.00	$1,024.00	1.23%	$6.27
	Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26

AST Neuberger Berman Long/Short Portfolio	Actual	$1,000.00	$1,043.20	1.87%	$9.63
	Hypothetical	$1,000.00	$1,015.78	1.87%	$9.50

AST PIMCO Dynamic Bond Portfolio	Actual	$1,000.00	$1,012.00	1.04%	$5.27
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

AST Prudential Flexible Multi-Strategy Portfolio	Actual	$1,000.00	$1,056.20	1.50%	$7.77
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

AST QMA International Core Equity Portfolio	Actual	$1,000.00	$1,043.80	1.01%	$5.20
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

AST T. Rowe Price Diversified Real Growth Portfolio	Actual	$1,000.00	$1,065.40	1.05%	$5.47
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

AST Wellington Management Global Bond Portfolio	Actual	$1,000.00	$1,009.40	0.90%	$4.56
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2019, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

GLOSSARY

The following abbreviations are used in the Portfolios’ descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwanese Dollar
USD	US Dollar
ZAR	South African Rand
144A	— Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A	— Annual payment frequency for swaps
ABS	— Asset-Backed Security
ADR	— American Depositary Receipt
AQUIS	— Aquis Exchange
BABs	— Build America Bonds
BATS	— Chi-X Europe Stock Exchange
BBR	— New Zealand Bank Bill Rate
BBSW	— Australian Bank Bill Swap Reference Rate
bps	— Basis Points
BTP	— Buoni del Tesoro Poliennali
CBOE	— Chicago Board Options Exchange
CDI	— Chess Depository Interest
CDOR	— Canadian Dollar Offered Rate
CDS	— Credit Default Swap
CDX	— Credit Derivative Index
CLO	— Collateralized Loan Obligation
CMBX	— Commercial Mortgage-Backed Index
CMT	— Constant Maturity Treasury
CPI	— Consumer Price Index
CVA	— Certificate Van Aandelen (Bearer)
CVT	— Convertible Security
EAFE	— Europe, Australasia, Far East
EMTN	— Euro Medium Term Note
ETF	— Exchange-Traded Fund
EURIBOR	— Euro Interbank Offered Rate
FTSE	— Financial Times Stock Exchange
GDR	— Global Depositary Receipt
GMTN	— Global Medium Term Note
IO	— Interest Only (Principal amount represents notional)
iTraxx	— International Credit Derivative Index
KWCDC	— Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
M	— Monthly payment frequency for swaps
MLP	— Master Limited Partnership
MSCI	— Morgan Stanley Capital International
MTN	— Medium Term Note
NASDAQ	— National Association of Securities Dealers Automated Quotations
NIBOR	— Norwegian Interbank Offered Rate
NVDR	— Non-voting Depositary Receipt
NYSE	— New York Stock Exchange
OAT	— Obligations Assimilables du Tresor
OFZ	— Obligatsyi Federal’novo Zaima (Federal Loan Obligations)
OTC	— Over-the-counter
PIK	— Payment-in-Kind
PJSC	— Public Joint-Stock Company
PRFC	— Preference Shares
Q	— Quarterly payment frequency for swaps
REITs	— Real Estate Investment Trust
REMICS	— Real Estate Mortgage Investment Conduit Security
S	— Semiannual payment frequency for swaps

SEE NOTES TO FINANCIAL STATEMENTS

A1

GLOSSARY (CONTINUED)

S&P	— Standard & Poor’s
SONIA	— Sterling Overnight Index Average
SPDR	— Standard & Poor’s Depositary Receipts
STIBOR	— Stockholm Interbank Offered Rate
STOXX	— Stock Index of the Eurozone
Strips	— Separate Trading of Registered Interest and Principal of Securities
T	— Swap payment upon termination
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
USOIS	— United States Overnight Index Swap
UTS	— Unit Trust Security
XNGS	— London Stock Exchange
XTSE	— Toronto Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS

A2

AST AB GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 97.8%

ASSET-BACKED SECURITIES — 5.1%
Cayman Islands — 3.9%
Black Diamond CLO Ltd.,
Series 2016-01A, Class A2AR, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)
3.686%(c)	04/26/31	1,250	$1,238,574
Greywolf CLO Ltd.,
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)
3.100%(c)	01/27/31	1,674	1,664,648
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
2.966%(c)	04/26/31	1,205	1,194,445
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.630% (Cap N/A, Floor 0.000%)
3.566%(c)	04/26/31	1,380	1,357,001
ICG US CLO Ltd.,
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
3.106%(c)	10/19/28	4,830	4,812,791
Marble Point CLO Ltd.,
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
3.183%(c)	12/18/30	3,690	3,667,763
Octagon Loan Funding Ltd.,
Series 2014-01A, Class ARR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
3.084%(c)	11/18/31	2,280	2,261,929
OZLM Ltd.,
Series 2018-18A, Class A, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
3.006%(c)	04/15/31	4,210	4,171,288
Series 2018-22A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 0.000%)
3.072%(c)	01/17/31	1,774	1,746,483
Rockford Tower CLO Ltd.,
Series 2017-03A, Class A, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 0.000%)
3.156%(c)	10/20/30	3,612	3,606,957
Romark CLO Ltd.,
Series 2019-03A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
3.529%(c)	07/15/32	3,625	3,610,191
Sound Point CLO Ltd.,
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
3.001%(c)	04/15/31	6,035	5,950,865
THL Credit Wind River CLO Ltd.,
Series 2014-02A, Class AR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
3.141%(c)	01/15/31	4,147	4,119,616
Series 2017-04A, Class B, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
3.349%(c)	11/20/30	1,500	1,470,526

			40,873,077

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States — 1.2%
CPS Auto Trust,
Series 2016-D, Class E, 144A
6.860%	04/15/24	700	$739,347
Exeter Automobile Receivables Trust,
Series 2017-01A, Class D, 144A
6.200%	11/15/23	3,225	3,371,532
Hertz Vehicle Financing LP,
Series 2015-01A, Class A, 144A
2.730%	03/25/21	1,938	1,940,124
Invitation Homes Trust,
Series 2018-SFR04, Class E, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 2.000%)
3.687%(c)	01/17/38	2,056	2,058,988
SoFi Consumer Loan Program LLC,
Series 2017-01, Class B, 144A
4.730%(cc)	01/26/26	2,521	2,570,240
Series 2017-02, Class A, 144A
3.280%	02/25/26	338	338,943
Series 2018-01, Class B, 144A
3.650%	02/25/27	825	840,682

			11,859,856

TOTAL ASSET-BACKED SECURITIES (cost $52,828,981)			52,732,933

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.1%
United States
225 Liberty Street Trust,
Series 2016-225L, Class E, 144A
4.649%(cc)	02/10/36	1,588	1,653,355
Ashford Hospitality Trust,
Series 2018-KEYS, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.740%(c)	05/15/35	1,765	1,763,009
BFLD,
Series 2019-DPLO, Class D, 144A, 1 Month LIBOR + 1.840% (Cap N/A, Floor 1.840%)
3.580%(c)	10/15/34	609	608,050
BHMS Mortgage Trust,
Series 2018-ATLS, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
2.990%(c)	07/15/35	2,010	2,006,302
BHP Trust,
Series 2019-BXHP, Class C, 144A, 1 Month LIBOR + 1.522% (Cap N/A, Floor 1.522%)
3.262%(c)	08/15/36	1,110	1,102,631
BX Trust,
Series 2018-EXCL, Class A, 144A, 1 Month LIBOR + 1.088% (Cap N/A, Floor 1.088%)
2.827%(c)	09/15/37	1,615	1,613,349
Commercial Mortgage Trust,
Series 2013-CR06, Class D, 144A
4.081%(cc)	03/10/46	1,120	1,125,037
Series 2013-CR10, Class D, 144A
4.789%(cc)	08/10/46	1,185	1,228,322
Series 2013-LC06, Class D, 144A
4.265%(cc)	01/10/46	2,330	2,371,446

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
DBWF Mortgage Trust,
Series 2018-GLKS, Class A, 144A, 1 Month LIBOR + 1.030% (Cap N/A, Floor 1.050%)
2.794%(c)	11/19/35			2,705	$2,701,131
GS Mortgage Securities Corp. Trust,
Series 2019-SMP, Class D, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)
3.690%(c)	08/15/32			760	756,726
GS Mortgage Securities Trust,
Series 2012-GC06, Class D, 144A
5.651%(cc)	01/10/45			309	317,672
Series 2013-G01, Class A1, 144A
2.059%	04/10/31			221	220,051
Series 2014-GC22, Class D, 144A
4.691%(cc)	06/10/47			350	340,999
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class E, 144A
5.132%(cc)	06/15/45			669	661,690
Morgan Stanley Capital I Trust,
Series 2015-XLF02, Class SNMD, 144A, 1 Month LIBOR + 1.735% (Cap N/A, Floor 1.733%)
3.474%(c)	11/15/26			1,450	1,405,392
Starwood Retail Property Trust,
Series 2014-STAR, Class A, 144A, 1 Month LIBOR + 1.470% (Cap N/A, Floor 1.220%)
3.210%(c)	11/15/27			1,082	1,082,139
WFRBS Commercial Mortgage Trust,
Series 2014-C25, Class D, 144A
3.803%(cc)	11/15/47			652	609,584

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $20,873,774)					21,566,885

CORPORATE BONDS — 29.8%
Australia — 0.6%
Australia & New Zealand Banking Group Ltd.,
Covered Bonds, EMTN
3.625%	07/18/22		EUR	889	1,095,044
Sub. Notes, 144A
4.400%	05/19/26			400	426,651
Commonwealth Bank of Australia,
Covered Bonds, EMTN
0.750%	11/04/21		EUR	1,654	1,890,750
3.000%	05/03/22		EUR	509	614,230
Westpac Banking Corp.,
Covered Bonds, EMTN
1.500%	03/24/21		EUR	1,579	1,810,421

					5,837,096

Belgium — 0.2%
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
5.550%	01/23/49	(a)		1,285	1,666,098

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Brazil — 0.3%
Braskem Netherlands Finance BV,
Gtd. Notes, 144A
4.500%	01/31/30	(a)		1,580	$1,568,633
GTL Trade Finance, Inc./Gerdau Holdings, Inc.,
Gtd. Notes
5.893%	04/29/24			296	327,816
Minerva Luxembourg SA,
Gtd. Notes, 144A
6.500%	09/20/26			424	451,739
Odebrecht Finance Ltd.,
Gtd. Notes, 144A
7.125%	06/26/42	(d)		1,850	110,464
Rumo Luxembourg Sarl,
Gtd. Notes, 144A
7.375%	02/09/24			908	977,363

					3,436,015

Canada — 0.5%
Canadian Imperial Bank of Commerce,
Covered Bonds
0.000%	07/25/22		EUR	3,427	3,866,410
Husky Energy, Inc.,
Sr. Unsec’d. Notes
4.400%	04/15/29			56	60,311
Leisureworld Senior Care LP,
Sr. Sec’d. Notes, Series B
3.474%	02/03/21		CAD	1,389	1,082,588

					5,009,309

China — 0.2%
State Grid Overseas Investment 2016 Ltd.,
Gtd. Notes, 144A, MTN
2.250%	05/04/20			2,525	2,525,194

Denmark — 0.8%
Danske Bank A/S,
Covered Bonds, EMTN
0.125%	02/14/22		EUR	3,400	3,844,671
Jr. Sub. Notes, EMTN
5.875%(ff)	—	(rr)	EUR	1,416	1,701,495
Sr. Unsec’d. Notes, 144A
3.244%(ff)	12/20/25			1,353	1,367,929
5.375%	01/12/24			1,570	1,724,815

					8,638,910

Finland — 0.1%
Nordea Bank Abp,
Sr. Unsec’d. Notes, 144A
3.750%	08/30/23			1,093	1,140,319

France — 1.4%
BNP Paribas SA,
Sub. Notes, 144A, MTN
4.375%	09/28/25			3,952	4,258,028
4.375%	05/12/26			1,205	1,291,791
BPCE SA,
Sub. Notes, 144A
5.150%	07/21/24			852	935,713

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
France (cont’d.)
Sub. Notes, 144A, MTN
5.700%	10/22/23			567	$627,590
Caisse Nationale de Reassurance Mutuelle Agricole Groupama,
Sub. Notes
6.000%	01/23/27		EUR	1,100	1,571,885
Credit Agricole Assurances SA,
Sub. Notes
4.750%(ff)	09/27/48		EUR	2,400	3,314,623
Credit Agricole SA,
Sr. Unsec’d. Notes, 144A, MTN
3.250%	10/04/24			268	277,269
3.375%	01/10/22			440	450,222
4.125%	01/10/27			623	672,931
Europcar Mobility Group,
Sr. Unsec’d. Notes, 144A
4.000%	04/30/26		EUR	369	400,455
Loxam SAS,
Sr. Sub Notes
4.250%	04/15/24		EUR	279	323,125
Societe Generale SA,
Sub. Notes, 144A
4.250%	08/19/26			200	210,759

					14,334,391

Germany — 0.8%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen,
Jr. Sub. Notes
3.250%(ff)	05/26/49		EUR	2,500	3,274,937
ProGroup AG,
Sr. Sec’d. Notes
3.000%	03/31/26		EUR	261	295,691
Volkswagen Bank GmbH,
Sr. Unsec’d. Notes, EMTN
1.250%	06/10/24		EUR	2,200	2,534,900
Volkswagen Leasing GmbH,
Gtd. Notes, EMTN
2.625%	01/15/24		EUR	1,230	1,495,423
WEPA Hygieneprodukte GmbH,
Sr. Sec’d. Notes, 144A
2.875%	12/15/27		EUR	305	354,025

					7,954,976

India — 0.5%
Adani Ports & Special Economic Zone Ltd.,
Sr. Unsec’d. Notes
4.000%	07/30/27			1,868	1,889,417
Sr. Unsec’d. Notes, 144A
3.950%	01/19/22	(a)		1,935	1,979,596
Adani Transmission Ltd.,
Sr. Sec’d. Notes
4.000%	08/03/26			1,135	1,165,339

					5,034,352

Ireland — 0.7%
AIB Group PLC,
Sr. Unsec’d. Notes, 144A, MTN
4.750%	10/12/23			2,511	2,698,111

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Ireland (cont’d.)
Bank of Ireland Group PLC,
Sr. Unsec’d. Notes, 144A
4.500%	11/25/23			2,739	$2,918,126
Smurfit Kappa Acquisitions ULC,
Gtd. Notes
2.875%	01/15/26		EUR	1,705	2,103,668

					7,719,905

Italy — 1.2%
Assicurazioni Generali SpA,
Sub. Notes, EMTN
5.500%(ff)	10/27/47		EUR	1,095	1,510,784
Enel Finance International NV,
Gtd. Notes, 144A
2.650%	09/10/24	(a)		3,718	3,731,812
Eni SpA,
Sr. Unsec’d. Notes, 144A
4.250%	05/09/29	(a)		1,483	1,626,687
Intesa Sanpaolo SpA,
Sr. Unsec’d. Notes, 144A
3.125%	07/14/22	(a)		2,475	2,499,180
Sub. Notes, 144A, MTN
5.017%	06/26/24			1,042	1,090,365
UniCredit SpA,
Sr. Unsec’d. Notes, 144A, MTN
3.750%	04/12/22			1,801	1,842,904

					12,301,732

Japan — 0.2%
Takeda Pharmaceutical Co. Ltd.,
Sr. Unsec’d. Notes
4.400%	11/26/23			2,341	2,514,614

Kazakhstan — 0.1%
Tengizchevroil Finance Co. International Ltd.,
Sr. Sec’d. Notes, 144A
4.000%	08/15/26			1,064	1,118,128

Kuwait — 0.2%
Equate Petrochemical BV,
Gtd. Notes, 144A
3.000%	03/03/22			2,611	2,622,155

Mexico — 0.1%
Petroleos Mexicanos,
Gtd. Notes, 144A
6.840%	01/23/30	(a)		977	1,044,218

Netherlands — 1.5%
ABN AMRO Bank NV,
Jr. Sub. Notes
5.750%(ff)	—	(rr)	EUR	1,700	1,971,466
Sub. Notes
4.750%	07/28/25			359	390,741
ASR Nederland NV,
Sub. Notes
5.125%(ff)	09/29/45		EUR	2,368	3,185,219
Cooperatieve Rabobank UA,
Gtd. Notes
4.375%	08/04/25			1,838	1,996,034

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Netherlands (cont’d.)
Jr. Sub. Notes
3.250%(ff)	—	(rr)	EUR	1,800	$2,021,460
ING Groep NV,
Jr. Sub. Notes
6.500%(ff)	—	(a)(rr)		203	220,388
Sr. Unsec’d. Notes, EMTN
3.000%	02/18/26		GBP	1,900	2,688,165
Intertrust Group BV,
Sr. Unsec’d. Notes
3.375%	11/15/25		EUR	1,020	1,202,120
LYB Finance Co. BV,
Gtd. Notes, 144A
8.100%	03/15/27			50	65,388
NXP BV/NXP Funding LLC/NXP USA, Inc.,
Gtd. Notes, 144A
3.875%	06/18/26			1,079	1,142,459
Trivium Packaging Finance BV,
Sr. Sec’d. Notes, 144A
5.500%	08/15/26			306	323,977

					15,207,417

Norway — 0.2%
DNB Boligkreditt A/S,
Covered Bonds, EMTN
2.750%	03/21/22		EUR	1,555	1,861,483

Saudi Arabia — 0.3%
SABIC Capital II BV,
Gtd. Notes, 144A
4.000%	10/10/23			1,486	1,564,207
Saudi Arabian Oil Co.,
Sr. Unsec’d. Notes, 144A, MTN
2.875%	04/16/24			1,280	1,299,452
3.500%	04/16/29			311	322,816

					3,186,475

South Africa — 0.1%
Anglo American Capital PLC,
Gtd. Notes, 144A
3.750%	04/10/22			200	205,520
4.875%	05/14/25			200	219,641
Gold Fields Orogen Holdings BVI Ltd.,
Gtd. Notes, 144A
5.125%	05/15/24			546	582,677

					1,007,838

Spain — 0.8%
Banco Bilbao Vizcaya Argentaria SA,
Jr. Sub. Notes
5.875%(ff)	—	(rr)	EUR	600	719,290
6.500%(ff)	—	(a)(rr)		1,600	1,696,635
Banco de Sabadell SA,
Covered Bonds
0.875%	11/12/21		EUR	1,900	2,176,888
Banco Santander SA,
Jr. Sub. Notes
6.750%(ff)	—	(rr)	EUR	300	371,002

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Spain (cont’d.)
CaixaBank SA,
Sr. Unsec’d. Notes, EMTN
2.375%	02/01/24		EUR	1,100	$1,324,274
Grifols SA,
Sr. Sec’d. Notes, 144A
1.625%	02/15/25		EUR	1,370	1,567,626

					7,855,715

Supranational Bank — 1.1%
European Investment Bank,
Sr. Unsec’d. Notes, EMTN
1.250%	05/12/25		SEK	88,270	9,825,991
Sr. Unsec’d. Notes, MTN
4.750%	08/07/24		AUD	2,591	2,085,460

					11,911,451

Sweden — 0.5%
Nordea Hypotek AB,
Covered Bonds, Series 5534
1.000%	09/18/24		SEK	48,600	5,297,825

Switzerland — 1.6%
Credit Suisse AG,
Covered Bonds, EMTN
0.750%	09/17/21		EUR	3,365	3,840,013
Credit Suisse Group AG,
Jr. Sub. Notes
6.250%(ff)	—	(rr)		1,696	1,846,976
Sr. Unsec’d. Notes
2.125%(ff)	09/12/25		GBP	1,551	2,088,164
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes
2.750%	08/08/25		GBP	936	1,303,348
4.550%	04/17/26			935	1,037,406
Glencore Funding LLC,
Gtd. Notes, 144A
4.000%	03/27/27	(a)		700	728,875
UBS AG,
Covered Bonds, 144A
4.000%	04/08/22		EUR	1,619	1,990,549
Covered Bonds, EMTN
1.375%	04/16/21		EUR	1,490	1,707,519
UBS AG/Stamford CT,
Sub. Notes
7.625%	08/17/22			1,470	1,653,216
UBS Group AG,
Jr. Sub. Notes
6.875%(ff)	—	(rr)		526	547,735
7.125%(ff)	—	(rr)		214	226,842

					16,970,643

Turkey — 0.1%
Turkiye Vakiflar Bankasi TAO,
Covered Bonds
2.375%	05/04/21		EUR	729	825,684

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom — 3.2%
Aviva PLC,
Sub. Notes, EMTN
6.125%(ff)	07/05/43		EUR	1,018	$1,343,595
Barclays PLC,
Sr. Unsec’d. Notes, EMTN
2.375%(ff)	10/06/23		GBP	530	715,239
BAT Capital Corp.,
Gtd. Notes
3.215%	09/06/26			3,096	3,122,523
BG Energy Capital PLC,
Gtd. Notes, EMTN
5.125%	12/01/25		GBP	1,061	1,702,545
British Telecommunications PLC,
Sr. Unsec’d. Notes
9.625%	12/15/30	(a)		1,242	1,913,013
HSBC Holdings PLC,
Jr. Sub. Notes, EMTN
4.750%(ff)	—	(rr)	EUR	1,584	2,001,666
Sr. Unsec’d. Notes
4.292%(ff)	09/12/26			1,222	1,321,693
Sub. Notes
4.250%	03/14/24	(a)		900	954,871
Lloyds Banking Group PLC,
Sr. Unsec’d. Notes
4.450%	05/08/25			595	649,243
Sub. Notes
4.500%	11/04/24			1,193	1,276,946
4.582%	12/10/25			1,455	1,578,597
Nationwide Building Society,
Sub. Notes, 144A
4.000%	09/14/26			1,330	1,388,301
Reynolds American, Inc.,
Gtd. Notes
4.450%	06/12/25			1,458	1,568,468
Royal Bank of Scotland Group PLC,
Jr. Sub. Notes, Series U, 3 Month LIBOR + 2.320%
4.265%(c)	—	(rr)		900	888,105
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes
4.796%(ff)	11/15/24			1,597	1,720,770
Sub. Notes, 144A, MTN
4.750%	09/15/25			1,001	1,076,635
Santander UK PLC,
Covered Bonds, EMTN
1.625%	11/26/20		EUR	1,558	1,777,372
4.250%	04/12/21		EUR	1,450	1,720,258
Standard Chartered PLC,
Jr. Sub. Notes, 144A, 3 Month LIBOR + 1.510%
3.446%(c)	—	(rr)		1,900	1,639,226
Sr. Unsec’d. Notes, 144A
3.785%(ff)	05/21/25			1,818	1,892,539
Sub. Notes, 144A
3.950%	01/11/23			243	250,524
5.200%	01/26/24			340	367,440

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom (cont’d.)
Unilever PLC,
Gtd. Notes
1.500%	07/22/26		GBP	1,457	$1,949,472

					32,819,041

United States — 12.5%
3M Co.,
Sr. Unsec’d. Notes
3.250%	08/26/49			1,635	1,582,634
AbbVie, Inc.,
Sr. Unsec’d. Notes, 144A
2.950%	11/21/26			2,101	2,134,957
ACE Capital Trust II,
Ltd. Gtd. Notes
9.700%	04/01/30			1,592	2,399,768
Allergan Funding SCS,
Gtd. Notes
2.625%	11/15/28		EUR	420	542,739
Altria Group, Inc.,
Gtd. Notes
1.700%	06/15/25		EUR	3,030	3,531,826
Amgen, Inc.,
Sr. Unsec’d. Notes
4.663%	06/15/51			1,420	1,667,760
AT&T, Inc.,
Sr. Unsec’d. Notes
2.500%	03/15/23		EUR	734	879,438
3.400%	05/15/25			2,518	2,638,684
3.550%	06/01/24	(a)		813	854,508
4.125%	02/17/26			652	705,995
4.550%	03/09/49			1,540	1,707,072
5.500%	03/15/27		GBP	1,650	2,689,306
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes
4.080%	12/15/47			1,690	1,735,698
Bank of America Corp.,
Jr. Sub. Notes, Series Z
6.500%(ff)	—	(a)(rr)		1,011	1,147,937
Sr. Unsec’d. Notes, EMTN
2.375%	06/19/24		EUR	1,960	2,410,658
Baxter International, Inc.,
Sr. Unsec’d. Notes
1.300%	05/30/25		EUR	920	1,088,359
Sr. Unsec’d. Notes, EMTN
0.400%	05/15/24		EUR	2,466	2,805,222
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.625%	01/15/24			395	409,065
3.875%	01/15/27			1,050	1,089,903
Broadcom, Inc.,
Gtd. Notes, 144A
3.625%	10/15/24			1,510	1,567,652
4.250%	04/15/26			1,113	1,184,337
Capital One Financial Corp.,
Sr. Unsec’d. Notes
0.800%	06/12/24		EUR	177	201,748
1.650%	06/12/29		EUR	2,765	3,219,570

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Carnival PLC,
Gtd. Notes
1.000%	10/28/29		EUR	1,411	$1,566,279
Centene Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	12/15/27			337	346,998
4.625%	12/15/29			441	464,412
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25			2,305	2,539,836
Chicago Parking Meters LLC,
Sr. Unsec’d. Notes
5.489%	12/30/25^			4,200	4,200,000
Chubb INA Holdings, Inc.,
Gtd. Notes
0.300%	12/15/24		EUR	837	938,287
Citigroup, Inc.,
Jr. Sub. Notes, Series Q
5.950%(ff)	—	(rr)		1,334	1,360,450
Sr. Unsec’d. Notes
1.750%	10/23/26		GBP	1,204	1,589,091
Colfax Corp.,
Gtd. Notes
3.250%	05/15/25		EUR	626	720,577
Comcast Corp.,
Gtd. Notes
3.999%	11/01/49			980	1,086,947
CommScope, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	03/01/24			710	741,155
6.000%	03/01/26			990	1,053,415
CVS Health Corp.,
Sr. Unsec’d. Notes
4.100%	03/25/25			2,025	2,176,152
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
6.020%	06/15/26			245	282,675
DH Europe Finance II Sarl,
Gtd. Notes
0.450%	03/18/28		EUR	1,306	1,447,771
DH Europe Finance Sarl,
Gtd. Notes
2.500%	07/08/25		EUR	100	126,134
Dover Corp.,
Sr. Unsec’d. Notes
0.750%	11/04/27		EUR	819	912,434
eBay, Inc.,
Sr. Unsec’d. Notes
3.600%	06/05/27			301	314,742
Energy Transfer Operating LP,
Gtd. Notes
4.250%	03/15/23	(a)		934	974,165
4.500%	04/15/24			674	717,217
5.500%	06/01/27			1,257	1,412,994

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Equinix, Inc.,
Sr. Unsec’d. Notes
2.875%	03/15/24		EUR	722	$837,110
2.875%	02/01/26		EUR	774	900,966
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
0.625%	12/03/25		EUR	197	222,461
1.500%	05/21/27		EUR	2,189	2,596,321
Fiserv, Inc.,
Sr. Unsec’d. Notes
1.125%	07/01/27		EUR	886	1,023,063
Fox Corp.,
Sr. Unsec’d. Notes, 144A
4.709%	01/25/29			2,520	2,872,646
General Electric Co.,
Sr. Unsec’d. Notes
0.875%	05/17/25		EUR	1,502	1,693,701
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
5.100%	01/17/24			1,352	1,467,080
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series P
5.000%(ff)	—	(a)(rr)		583	588,331
Sr. Unsec’d. Notes, EMTN
4.250%	01/29/26		GBP	909	1,361,958
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27	(a)		1,118	1,193,617
IHS Markit Ltd.,
Sr. Unsec’d. Notes
3.625%	05/01/24			692	720,665
International Business Machines Corp.,
Sr. Unsec’d. Notes
0.375%	01/31/23		EUR	2,681	3,039,774
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
6.500%	02/15/25			361	406,152
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	—	(a)(rr)		1,812	1,893,343
Kraft Heinz Foods Co.,
Gtd. Notes
3.950%	07/15/25	(a)		425	448,083
Gtd. Notes, 144A
3.750%	04/01/30	(a)		2,631	2,711,379
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.200%	02/01/22			84	85,696
3.600%	02/01/25			624	656,815
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.500%	08/18/26			1,026	1,060,823
Level 3 Financing, Inc.,
Gtd. Notes
5.375%	01/15/24			537	545,320

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.550%	04/05/49			940	$1,104,431
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
3.729%	10/15/70			154	149,698
Medtronic Global Holdings SCA,
Gtd. Notes
0.375%	03/07/23		EUR	1,175	1,332,922
Gtd. Notes, EMTN
0.250%	07/02/25		EUR	680	764,963
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes, 144A
5.750%	02/01/27	(a)		1,434	1,602,507
Morgan Stanley,
Jr. Sub. Notes, Series J
5.550%(ff)	—	(rr)		743	756,259
Sr. Unsec’d. Notes, GMTN
1.750%	03/11/24		EUR	2,030	2,418,924
Mylan NV,
Gtd. Notes
3.950%	06/15/26	(a)		2,833	2,943,615
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
9.375%	08/15/39			552	941,667
Navient Corp.,
Sr. Unsec’d. Notes
6.625%	07/26/21			1,465	1,549,390
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.200%	08/15/26			212	214,313
ONEOK, Inc.,
Gtd. Notes
4.550%	07/15/28			1,826	2,005,391
Oracle Corp.,
Sr. Unsec’d. Notes
4.000%	11/15/47	(a)		1,510	1,681,699
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.,
Sr. Sec’d. Notes, 144A
4.375%	05/15/26		EUR	294	345,516
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24			1,283	1,323,319
Seagate HDD Cayman,
Gtd. Notes
4.750%	06/01/23			34	36,068
4.750%	01/01/25	(a)		232	247,211
4.875%	03/01/24			480	510,689
Sealed Air Corp.,
Gtd. Notes, 144A
4.000%	12/01/27			1,115	1,131,123
SITE Centers Corp.,
Sr. Unsec’d. Notes
3.625%	02/01/25			310	320,107

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Spectrum Brands, Inc.,
Gtd. Notes
5.750%	07/15/25			1,370	$1,433,672
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
4.738%	09/20/29			2,530	2,683,010
Starbucks Corp.,
Sr. Unsec’d. Notes
4.500%	11/15/48			945	1,090,600
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.875%	01/15/23			717	734,375
Synchrony Financial,
Sr. Unsec’d. Notes
3.950%	12/01/27	(a)		215	226,167
4.375%	03/19/24			306	326,278
4.500%	07/23/25			496	535,754
Tenneco, Inc.,
Sr. Sec’d. Notes
5.000%	07/15/24		EUR	820	951,453
Terraform Global Operating LLC,
Gtd. Notes, 144A
6.125%	03/01/26			403	419,064
TransDigm, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	03/15/26			1,238	1,342,340
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
4.000%	03/01/26			713	772,567
United Technologies Corp.,
Sr. Unsec’d. Notes
1.150%	05/18/24		EUR	879	1,020,957
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.522%	09/15/48			1,370	1,637,145
ViacomCBS, Inc.,
Gtd. Notes
3.375%	02/15/28	(a)		1,043	1,071,705
3.700%	06/01/28			100	104,725
4.000%	01/15/26			283	303,912
4.200%	06/01/29			662	721,801
Voya Financial, Inc.,
Gtd. Notes
5.650%(ff)	05/15/53			1,513	1,609,956
Wells Fargo & Co.,
Sr. Unsec’d. Notes, EMTN
2.625%	08/16/22		EUR	185	221,584
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.400%	03/15/24			699	742,297
WPC Eurobond BV,
Gtd. Notes
2.125%	04/15/27		EUR	1,294	1,535,915

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (continued)
United States (cont’d.)
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes
4.250%	03/01/22	73	$74,888

			130,431,848

TOTAL CORPORATE BONDS (cost $302,033,061)			310,272,832

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.6%
Bermuda — 1.2%
Bellemeade Re Ltd.,
Series 2018-02A, Class M1B, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
3.142%(c)	08/25/28	889	891,053
Series 2019-01A, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
3.542%(c)	03/25/29	1,851	1,846,778
Series 2019-02A, Class M1C, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.792%(c)	04/25/29	1,237	1,239,373
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
3.392%(c)	07/25/29	1,354	1,355,284
Series 2019-03A, Class M1C, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)
3.742%(c)	07/25/29	1,585	1,587,470
Series 2019-04A, Class M1C, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
4.292%(c)	10/25/29	512	514,031
Eagle Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
3.492%(c)	11/25/28	1,392	1,394,075
Radnor Re Ltd.,
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)
3.742%(c)	02/25/29	1,103	1,101,354
Series 2019-02, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
3.542%(c)	06/25/29	2,247	2,249,717

			12,179,135

United States — 3.4%
Connecticut Avenue Securities Trust,
Series 2019-R02, Class 1M2, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
4.092%(c)	08/25/31	981	988,768
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)
3.942%(c)	09/25/31	634	638,126
Series 2019-R04, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
3.892%(c)	06/25/39	1,525	1,534,203
Series 2019-R05, Class 1M2, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.792%(c)	07/25/39	971	977,519

Interest Rate	Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2019-R06, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
3.892%(c)	09/25/39	1,183	$1,193,255
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
3.892%(c)	10/25/39	855	863,191
Fannie Mae Connecticut Avenue Securities,
Series 2014-C04, Class 2M2, 1 Month LIBOR + 5.000%
6.792%(c)	11/25/24	1,437	1,549,287
Series 2015-C01, Class 1M2, 1 Month LIBOR + 4.300%
6.092%(c)	02/25/25	1,079	1,149,035
Series 2015-C02, Class 1M2, 1 Month LIBOR + 4.000%
5.792%(c)	05/25/25	770	815,628
Series 2015-C02, Class 2M2, 1 Month LIBOR + 4.000%
5.792%(c)	05/25/25	1,220	1,262,380
Series 2015-C03, Class 1M2, 1 Month LIBOR + 5.000%
6.792%(c)	07/25/25	551	599,086
Series 2015-C03, Class 2M2, 1 Month LIBOR + 5.000%
6.792%(c)	07/25/25	2,007	2,116,528
Series 2015-C04, Class 2M2, 1 Month LIBOR + 5.550% (Cap N/A, Floor 0.000%)
7.342%(c)	04/25/28	2,032	2,165,384
Series 2016-C01, Class 1M2, 1 Month LIBOR + 6.750% (Cap N/A, Floor 0.000%)
8.542%(c)	08/25/28	1,369	1,514,937
Series 2016-C01, Class 2M2, 1 Month LIBOR + 6.950% (Cap N/A, Floor 0.000%)
8.742%(c)	08/25/28	334	364,344
Series 2016-C02, Class 1M2, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
7.792%(c)	09/25/28	1,271	1,388,215
Series 2016-C03, Class 1M2, 1 Month LIBOR + 5.300% (Cap N/A, Floor 0.000%)
7.092%(c)	10/25/28	254	274,462
Series 2016-C03, Class 2M2, 1 Month LIBOR + 5.900% (Cap N/A, Floor 0.000%)
7.692%(c)	10/25/28	1,217	1,317,194
Series 2016-C04, Class 1M2, 1 Month LIBOR + 4.250% (Cap N/A, Floor 0.000%)
6.042%(c)	01/25/29	721	766,354
Series 2016-C05, Class 2M2, 1 Month LIBOR + 4.450% (Cap N/A, Floor 4.450%)
6.242%(c)	01/25/29	1,615	1,704,906
Series 2016-C07, Class 2M2, 1 Month LIBOR + 4.350% (Cap N/A, Floor 0.000%)
6.142%(c)	05/25/29	514	542,693
Series 2017-C02, Class 2M2, 1 Month LIBOR + 3.650% (Cap N/A, Floor 0.000%)
5.442%(c)	09/25/29	754	794,136
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA02, Class M2, 1 Month LIBOR + 2.600% (Cap N/A, Floor 0.000%)
4.392%(c)	12/25/27	72	72,058
Series 2015-DNA03, Class M3, 1 Month LIBOR + 4.700% (Cap N/A, Floor 4.700%)
6.492%(c)	04/25/28	402	444,343

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2015-HQA01, Class M2, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
4.442%(c)	03/25/28	75	$74,824
Series 2015-HQA02, Class M2, 1 Month LIBOR + 2.800% (Cap N/A, Floor 0.000%)
4.592%(c)	05/25/28	256	257,456
Series 2015-HQA02, Class M3, 1 Month LIBOR + 4.800% (Cap N/A, Floor 0.000%)
6.592%(c)	05/25/28	498	537,493
Series 2016-DNA01, Class M2, 1 Month LIBOR + 2.900% (Cap N/A, Floor 0.000%)
4.692%(c)	07/25/28	150	150,192
Series 2016-DNA02, Class M3, 1 Month LIBOR + 4.650% (Cap N/A, Floor 0.000%)
6.442%(c)	10/25/28	611	657,805
Series 2016-DNA03, Class M2, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.792%(c)	12/25/28	57	56,765
Series 2016-DNA04, Class M2, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.092%(c)	03/25/29	159	159,342
Series 2016-HQA01, Class M3, 1 Month LIBOR + 6.350% (Cap N/A, Floor 0.000%)
8.142%(c)	09/25/28	695	763,245
Series 2017-DNA02, Class M2, 1 Month LIBOR + 3.450% (Cap N/A, Floor 0.000%)
5.242%(c)	10/25/29	1,797	1,912,695
Series 2019-DNA03, Class M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 0.000%)
3.842%(c)	07/25/49	282	283,660
Series 2019-DNA04, Class M2, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)
3.658%(c)	10/25/49	1,000	1,001,302
JPMorgan Madison Avenue Securities Trust,
Series 2014-CH01, Class M2, 144A, 1 Month LIBOR + 4.250% (Cap N/A, Floor 4.250%)
6.042%(c)	11/25/24	460	502,824
Mortgage Insurance-Linked Notes,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)
3.674%(c)	11/26/29	652	654,563
PMT Credit Risk Transfer Trust,
Series 2019-01R, Class A, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.700%(c)	03/27/24	1,407	1,405,512
Series 2019-02R, Class A, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)
4.450%(c)	05/27/23	1,634	1,644,365
Series 2019-03R, Class A, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 2.700%)
4.614%(c)	10/27/22	232	233,415

			35,331,490

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $46,622,115)			47,510,625

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS — 43.0%
Angola — 0.1%
Angolan Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN
8.000%	11/26/29			905	$965,003

Austria — 1.5%
Republic of Austria Government Bond,
Sr. Unsec’d. Notes, 144A
0.500%	02/20/29		EUR	11,090	12,987,391
0.750%	02/20/28		EUR	2,180	2,607,920

					15,595,311

Bahrain — 0.2%
Bahrain Government International Bond,
Sr. Unsec’d. Notes, 144A
5.625%	09/30/31			1,588	1,701,519

Belgium — 1.0%
Kingdom of Belgium Government Bond,
Sr. Unsec’d. Notes, Series 081, 144A
0.800%	06/22/27		EUR	3,279	3,920,733
Sr. Unsec’d. Notes, Series 087, 144A
0.900%	06/22/29		EUR	4,925	5,949,540

					9,870,273

Brazil — 0.0%
Brazilian Government International Bond,
Sr. Unsec’d. Notes
4.625%	01/13/28			308	331,380

Canada — 0.1%
Canadian Government Bond,
Bonds
2.750%	12/01/48		CAD	559	527,005
Province of Ontario,
Sr. Unsec’d. Notes
2.400%	06/02/26		CAD	200	156,164

					683,169

Costa Rica — 0.1%
Costa Rica Government International Bond,
Sr. Unsec’d. Notes, 144A
6.125%	02/19/31			947	1,007,249

Dominican Republic — 0.2%
Dominican Republic International Bond,
Sr. Unsec’d. Notes
7.500%	05/06/21			701	728,974
Sr. Unsec’d. Notes, 144A
5.950%	01/25/27	(a)		1,300	1,435,341

					2,164,315

Egypt — 0.2%
Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN
6.200%	03/01/24			331	358,044
7.500%	01/31/27			1,485	1,653,941

					2,011,985

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Finland — 0.6%
Finland Government Bond,
Sr. Unsec’d. Notes, 144A
0.500%	09/15/29	EUR	5,069	$5,936,764

France — 2.5%
French Republic Government Bond OAT,
Bonds
1.250%	05/25/34	EUR	9,112	11,448,711
Bonds, 144A
1.500%	05/25/50	EUR	8,001	10,337,592
1.750%	06/25/39	EUR	3,342	4,531,939

				26,318,242

Gabon — 0.1%
Gabon Government International Bond,
Bonds
6.375%	12/12/24		1,022	1,067,773

Germany — 3.9%
Bundesrepublik Deutschland Bundesanleihe,
Bonds
1.250%	08/15/48	EUR	8,435	11,866,798
2.500%	08/15/46	EUR	4,326	7,602,643
Bonds, Series 2007
4.250%	07/04/39	EUR	10,690	21,581,020

				41,050,461

Indonesia — 1.3%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
4.450%	02/11/24		485	522,665
Sr. Unsec’d. Notes, EMTN
5.875%	01/15/24		5,479	6,198,448
Indonesia Treasury Bond,
Sr. Unsec’d. Notes, Series 068
8.375%	03/15/34	IDR	85,213,000	6,573,825

				13,294,938

Ireland — 0.7%
Ireland Government Bond,
Unsec’d. Notes
1.000%	05/15/26	EUR	5,758	6,917,247

Italy — 5.7%
Italy Buoni Poliennali Del Tesoro,
Bonds
0.950%	03/01/23	EUR	9,230	10,580,011
1.350%	04/15/22	EUR	7,915	9,133,939
4.500%	05/01/23	EUR	8,320	10,633,453
Bonds, 144A
3.850%	09/01/49	EUR	5,840	8,498,278
Sr. Unsec’d. Notes, 144A
2.450%	09/01/33	EUR	3,690	4,507,081
Unsec’d. Notes, 144A
3.350%	03/01/35	EUR	12,098	16,223,133

				59,575,895

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Japan — 8.2%
Japan Government Ten Year Bond,
Sr. Unsec’d. Notes, Series 356
0.100%	09/20/29	JPY	909,700	$8,474,108
Japan Government Thirty Year Bond,
Sr. Unsec’d. Notes, Series 62
0.500%	03/20/49	JPY	768,250	7,253,543
Sr. Unsec’d. Notes, Series 63
0.400%	06/20/49	JPY	125,750	1,154,639
Japan Government Twenty Year Bond,
Sr. Unsec’d. Notes, Series 150
1.400%	09/20/34	JPY	629,200	6,861,805
Sr. Unsec’d. Notes, Series 158
0.500%	09/20/36	JPY	1,506,450	14,558,649
Sr. Unsec’d. Notes, Series 159
0.600%	12/20/36	JPY	610,550	5,986,216
Sr. Unsec’d. Notes, Series 169
0.300%	06/20/39	JPY	378,800	3,505,581
Japanese Government CPI Linked Bond,
Sr. Unsec’d. Notes, Series 21
0.100%	03/10/26	JPY	2,643,742	24,866,799
Sr. Unsec’d. Notes, Series 23
0.100%	03/10/28	JPY	1,342,215	12,711,200

				85,372,540

Malaysia — 3.0%
Malaysia Government Bond,
Sr. Unsec’d. Notes
4.498%	04/15/30	MYR	15,370	4,075,955
Sr. Unsec’d. Notes, Series 114
4.181%	07/15/24	MYR	10,400	2,650,363
Sr. Unsec’d. Notes, Series 119
3.906%	07/15/26	MYR	11,634	2,945,971
Sr. Unsec’d. Notes, Series 217
4.059%	09/30/24	MYR	10,444	2,648,980
Sr. Unsec’d. Notes, Series 218
3.757%	04/20/23	MYR	18,885	4,707,557
Sr. Unsec’d. Notes, Series 219
3.885%	08/15/29	MYR	38,138	9,771,831
Sr. Unsec’d. Notes, Series 313
3.480%	03/15/23	MYR	7,615	1,881,386
Sr. Unsec’d. Notes, Series 316
3.900%	11/30/26	MYR	10,871	2,749,607

				31,431,650

Mexico — 1.1%
Mexican Bonos,
Bonds, Series M 20
7.500%	06/03/27	MXN	209,401	11,509,288

Netherlands — 4.0%
Netherlands Government Bond,
Bonds, 144A
0.000%(p)	01/15/24	EUR	22,300	25,492,487
0.250%	07/15/29	EUR	14,085	16,273,344

				41,765,831

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Nigeria — 0.2%
Nigeria Government International Bond,
Sr. Unsec’d. Notes
5.625%	06/27/22		960	$998,442
6.750%	01/28/21		920	954,481

				1,952,923

Qatar — 0.1%
Qatar Government International Bond,
Sr. Unsec’d. Notes
5.250%	01/20/20		100	100,110
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23		1,306	1,378,740

				1,478,850

Russia — 1.2%
Russian Federal Bond,
Bonds, Series 6212
7.050%	01/19/28	RUB	96,913	1,649,835
Bonds, Series 6215
7.000%	08/16/23	RUB	275,845	4,625,825
Russian Federal Bond - OFZ,
Bonds, Series 6222
7.100%	10/16/24	RUB	91,368	1,542,663
Bonds, Series 6227
7.400%	07/17/24	RUB	286,304	4,872,575

				12,690,898

Saudi Arabia — 0.1%
Saudi Government International Bond,
Sr. Unsec’d. Notes, EMTN
3.250%	10/26/26		1,221	1,264,353

South Africa — 0.8%
Republic of South Africa Government Bond,
Sr. Unsec’d. Notes, Series 2030
8.000%	01/31/30	ZAR	110,837	7,379,137
Sr. Unsec’d. Notes, Series 2048
8.750%	02/28/48	ZAR	13,119	820,192

				8,199,329

Spain — 1.9%
Spain Government Bond,
Sr. Unsec’d. Notes, 144A
1.950%	04/30/26	EUR	5,309	6,646,614
2.350%	07/30/33	EUR	4,653	6,312,702
2.900%	10/31/46	EUR	1,018	1,559,318
4.200%	01/31/37	EUR	3,314	5,674,506

				20,193,140

Sri Lanka — 0.1%
Sri Lanka Government International Bond,
Sr. Unsec’d. Notes, 144A
6.850%	03/14/24		447	453,234
7.850%	03/14/29		470	475,481

				928,715

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Supranational Bank — 0.2%
European Financial Stability Facility,
Gov’t. Gtd. Notes, EMTN
3.375%	04/03/37		EUR	1,445	$2,388,032

Sweden — 1.0%
Kommuninvest I Sverige AB,
Gov’t. Gtd. Notes, Series 2410, MTN
1.000%	10/02/24		SEK	90,170	9,890,218

United Kingdom — 2.9%
United Kingdom Gilt,
Bonds
1.000%	04/22/24		GBP	10,740	14,470,354
1.750%	09/07/37		GBP	11,100	15,915,616

					30,385,970

TOTAL SOVEREIGN BONDS (cost $437,051,329)					447,943,261

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.3%
Federal Home Loan Mortgage Corp.
3.500%	09/01/49			5,113	5,358,886
3.500%	10/01/49			1,400	1,467,304
3.500%	10/01/49			3,585	3,749,030
3.500%	11/01/49			1,896	1,982,754
4.000%	12/01/48			6,907	7,310,952
4.500%	11/01/48			6,559	7,028,115
Federal National Mortgage Assoc.
3.500%	TBA(tt)			12,996	13,368,335
3.500%	02/01/42			495	521,611
3.500%	11/01/42			777	818,200
3.500%	11/01/42			4,319	4,547,131
3.500%	01/01/43			800	842,369
3.500%	04/01/43			291	307,721
3.500%	04/01/43			2,787	2,939,948
3.500%	02/01/48			4,022	4,178,433
3.500%	03/01/48			3,579	3,688,954
3.500%	03/01/48			3,579	3,749,145
3.500%	06/01/48			1,202	1,239,019
3.500%	06/01/48			1,431	1,478,923
3.500%	06/01/48			1,531	1,582,376
3.500%	10/01/49			5,090	5,296,990
3.500%	11/01/49			2,527	2,642,626
4.000%	08/01/48			3,180	3,363,646
4.000%	09/01/48			4,971	5,258,981
4.500%	09/01/48			3,522	3,770,846

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $84,677,482)					86,492,295

U.S. TREASURY OBLIGATIONS — 4.9%
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	07/15/24	(h)		42,190	42,458,259
2.375%	01/15/25			2,113	2,356,927

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
2.250%	02/15/27		6,175	$6,344,812

TOTAL U.S. TREASURY OBLIGATIONS (cost $50,986,023)				51,159,998

TOTAL LONG-TERM INVESTMENTS (cost $995,072,765)				1,017,678,829

		Shares

SHORT-TERM INVESTMENTS — 5.9%
AFFILIATED MUTUAL FUNDS — 3.9%
PGIM Core Ultra Short Bond Fund(w)17,131,809				17,131,809
PGIM Institutional Money Market Fund (cost $22,917,921; includes $22,880,173 of cash collateral for securities on loan)(b)(w)22,913,916				22,918,499

TOTAL AFFILIATED MUTUAL FUNDS (cost $40,049,730)				40,050,308

		Principal Amount (000)#

FOREIGN TREASURY OBLIGATION(n) — 2.0%
Japan
Japan Treasury Discount Bill
(0.150)%	03/23/20	JPY	2,298,000	21,156,502

(cost $20,988,573)
OPTIONS PURCHASED*~ — 0.0% (cost $366,705)				150,655

TOTAL SHORT-TERM INVESTMENTS (cost $61,405,008)				61,357,465

TOTAL INVESTMENTS — 103.7% (cost $1,056,477,773)				1,079,036,294
Liabilities in excess of other assets(z) — (3.7)%				(38,689,846)

NET ASSETS — 100.0%				$1,040,346,448

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $4,200,000 and 0.4% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $22,386,132; cash collateral of $22,880,173 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(n)	Rate quoted represents yield to maturity as of purchase date.

(p)	Interest rate not available as of December 31, 2019.

(rr)	Perpetual security with no stated maturity date.

(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 12,996,000 is 1.3% of net assets.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option CNH vs USD	Put	Morgan Stanley Capital Services LLC	06/04/20	7.30	—	CNH 69,861	$27,726
Currency Option CNH vs USD	Put	Morgan Stanley Capital Services LLC	06/04/20	7.30	—	CNH 59,889	23,769
Currency Option CNH vs USD	Put	Morgan Stanley Capital Services LLC	06/04/20	7.30	—	CNH 59,889	23,769
Currency Option CNH vs USD	Put	Bank of America, N.A.	06/04/20	7.30	—	CNH 189,961	75,391

Total Options Purchased (cost $366,705)							$150,655

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
286	3 Year Australian Treasury Bonds	Mar. 2020	$23,083,301	$(148,904)
532	5 Year U.S.Treasury Notes	Mar. 2020	63,100,190	(221,475)
114	10 Year Canadian Government Bonds	Mar. 2020	12,069,401	(15,001)
8	10 Year Euro-Bund	Mar. 2020	1,529,909	(16,467)
16	10 Year Japanese Bonds	Mar. 2020	22,409,277	6,258
109	20 Year U.S. Treasury Bonds	Mar. 2020	16,993,781	(329,477)
381	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	69,211,031	(1,955,898)

				(2,680,964)

Short Positions:
11	5 Year Euro-Bobl	Mar. 2020	1,648,821	4,442
77	10 Year U.K. Gilt	Mar. 2020	13,399,998	136,394
495	10 Year U.S. Treasury Notes	Mar. 2020	63,568,831	552,193
176	10 Year U.S. Ultra Treasury Notes	Mar. 2020	24,763,751	373,242
102	30 Year Euro Buxl	Mar. 2020	22,697,330	719,369
45	Euro-OAT	Mar. 2020	8,216,060	103,006

				1,888,646

				$(792,318)

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 01/03/20	Citibank, N.A.	BRL	21,807	$5,410,117	$5,420,183	$10,066	$—
Expiring 01/03/20	Citibank, N.A.	BRL	21,588	5,355,851	5,365,816	9,965	—
Expiring 01/03/20	Credit Suisse International	BRL	64,578	15,303,911	16,051,323	747,412	—
Expiring 01/03/20	UBS AG	BRL	21,184	5,255,544	5,265,323	9,779	—
Expiring 02/04/20	UBS AG	BRL	21,184	5,188,175	5,260,419	72,244	—
British Pound,
Expiring 01/10/20	HSBC Bank USA, N.A.	GBP	5,586	7,234,085	7,401,859	167,774	—
Expiring 01/10/20	Standard Chartered PLC	GBP	12,807	16,680,576	16,969,297	288,721	—
Canadian Dollar,
Expiring 01/23/20	Bank of New York Mellon	CAD	234	175,576	179,881	4,305	—
Expiring 01/23/20	Bank of New York Mellon	CAD	10	7,583	7,768	185	—
Euro,
Expiring 01/16/20	Bank of New York Mellon	EUR	1,106	1,230,055	1,241,628	11,573	—
Expiring 01/16/20	Bank of New York Mellon	EUR	240	267,110	269,219	2,109	—
Expiring 01/16/20	HSBC Bank USA, N.A.	EUR	760	849,251	852,872	3,621	—
Expiring 01/16/20	Morgan Stanley & Co. LLC	EUR	3,699	4,093,103	4,152,894	59,791	—
Expiring 01/16/20	Morgan Stanley & Co. LLC	EUR	3,092	3,417,156	3,471,657	54,501	—
Expiring 01/16/20	Morgan Stanley & Co. LLC	EUR	3,064	3,420,038	3,440,590	20,552	—
Expiring 01/16/20	NatWest Markets PLC	EUR	11,432	12,703,735	12,835,999	132,264	—
Expiring 01/16/20	NatWest Markets PLC	EUR	6,835	7,603,770	7,674,807	71,037	—
Expiring 01/16/20	NatWest Markets PLC	EUR	5,380	5,972,672	6,040,722	68,050	—
Expiring 01/16/20	NatWest Markets PLC	EUR	3,429	3,805,808	3,850,019	44,211	—
Expiring 01/16/20	Standard Chartered PLC	EUR	3,474	3,871,696	3,901,156	29,460	—
Expiring 01/16/20	Standard Chartered PLC	EUR	1,518	1,691,690	1,704,897	13,207	—
Expiring 01/16/20	Standard Chartered PLC	EUR	1,040	1,152,011	1,168,231	16,220	—
Indonesian Rupiah,
Expiring 02/27/20	Citibank, N.A.	IDR	35,726,723	2,545,320	2,571,179	25,859	—
Japanese Yen,
Expiring 01/30/20	Bank of America, N.A.	JPY	140,887	1,291,006	1,298,846	7,840	—

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/30/20	Bank of New York Mellon	JPY	2,245	$20,584	$20,700	$116	$—
Expiring 01/30/20	HSBC Bank USA, N.A.	JPY	160,763	1,486,038	1,482,088	—	(3,950)
Malaysian Ringgit,
Expiring 02/13/20	Barclays Bank PLC	MYR	6,724	1,626,505	1,647,206	20,701	—
Mexican Peso,
Expiring 01/07/20	Bank of New York Mellon	MXN	7,896	414,325	417,230	2,905	—
Russian Ruble,
Expiring 01/17/20	Bank of America, N.A.	RUB	311,255	4,849,779	5,004,392	154,613	—
Singapore Dollar,
Expiring 01/16/20	BNP Paribas	SGD	14,917	10,979,635	11,092,536	112,901	—

				$133,902,705	$136,060,737	2,161,982	(3,950)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/23/20	Morgan Stanley & Co. LLC	AUD	3,049	$2,070,949	$2,141,058	$—	$(70,109)
Brazilian Real,
Expiring 01/03/20	Citibank, N.A.	BRL	21,807	5,304,823	5,420,184	—	(115,361)
Expiring 01/03/20	Citibank, N.A.	BRL	21,588	5,330,986	5,365,816	—	(34,830)
Expiring 01/03/20	Credit Suisse International	BRL	64,578	16,021,513	16,051,323	—	(29,810)
Expiring 01/03/20	UBS AG	BRL	21,184	5,194,587	5,265,324	—	(70,737)
British Pound,
Expiring 01/10/20	Bank of New York Mellon	GBP	351	451,991	464,781	—	(12,790)
Expiring 01/10/20	Bank of New York Mellon	GBP	339	437,085	448,574	—	(11,489)
Expiring 01/10/20	Bank of New York Mellon	GBP	161	207,811	213,512	—	(5,701)
Expiring 01/10/20	Bank of New York Mellon	GBP	139	185,849	184,481	1,368	—
Expiring 01/10/20	Bank of New York Mellon	GBP	64	82,505	84,331	—	(1,826)
Expiring 01/10/20	Goldman Sachs International	GBP	509	666,505	674,192	—	(7,687)
Expiring 01/10/20	JPMorgan Securities LLC	GBP	1,593	2,048,538	2,110,202	—	(61,664)
Expiring 01/10/20	JPMorgan Securities LLC	GBP	839	1,081,158	1,111,407	—	(30,249)
Expiring 01/10/20	Standard Chartered PLC	GBP	46,961	60,529,628	62,222,750	—	(1,693,122)
Expiring 01/10/20	Standard Chartered PLC	GBP	920	1,185,849	1,219,238	—	(33,389)
Canadian Dollar,
Expiring 01/23/20	Goldman Sachs International	CAD	2,624	1,971,394	2,020,638	—	(49,244)
Euro,
Expiring 01/16/20	Australia and New Zealand Banking Group Ltd.	EUR	814	911,466	913,616	—	(2,150)
Expiring 01/16/20	Bank of New York Mellon	EUR	315	351,334	353,185	—	(1,851)
Expiring 01/16/20	Bank of New York Mellon	EUR	305	339,632	342,754	—	(3,122)
Expiring 01/16/20	JPMorgan Securities LLC	EUR	1,163	1,291,882	1,306,216	—	(14,334)
Expiring 01/16/20	Morgan Stanley & Co. LLC	EUR	32,403	35,808,145	36,382,811	—	(574,666)
Expiring 01/16/20	Morgan Stanley & Co. LLC	EUR	9,442	10,511,208	10,601,269	—	(90,061)
Expiring 01/16/20	NatWest Markets PLC	EUR	290,926	320,672,028	326,656,576	—	(5,984,548)
Expiring 01/16/20	Standard Chartered PLC	EUR	11,783	13,099,142	13,229,715	—	(130,573)
Indonesian Rupiah,
Expiring 02/27/20	Citibank, N.A.	IDR	94,279,448	6,646,418	6,785,099	—	(138,681)
Japanese Yen,
Expiring 01/30/20	Goldman Sachs International	JPY	10,532,242	97,456,778	97,097,439	359,339	—
Malaysian Ringgit,
Expiring 02/13/20	Barclays Bank PLC	MYR	12,024	2,865,489	2,945,481	—	(79,992)
Expiring 02/13/20	Barclays Bank PLC	MYR	6,710	1,593,728	1,643,684	—	(49,956)
Expiring 02/13/20	Goldman Sachs International	MYR	72,465	17,209,703	17,752,100	—	(542,397)

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Malaysian Ringgit (cont’d.),
Expiring 02/13/20	Goldman Sachs International	MYR	8,425	$2,006,792	$2,063,796	$—	$(57,004)
Expiring 02/13/20	Goldman Sachs International	MYR	6,900	1,640,797	1,690,420	—	(49,623)
Expiring 02/13/20	Morgan Stanley & Co. LLC	MYR	17,657	4,193,020	4,325,479	—	(132,459)
Expiring 02/13/20	Morgan Stanley & Co. LLC	MYR	11,520	2,744,700	2,822,003	—	(77,303)
Mexican Peso,
Expiring 01/07/20	Goldman Sachs International	MXN	212,610	10,989,031	11,234,242	—	(245,211)
Russian Ruble,
Expiring 01/17/20	Bank of America, N.A.	RUB	848,602	13,201,650	13,643,920	—	(442,270)
Singapore Dollar,
Expiring 01/16/20	Citibank, N.A.	SGD	14,904	10,946,565	11,082,785	—	(136,220)
South African Rand,
Expiring 01/23/20	Bank of America, N.A.	ZAR	107,772	7,228,454	7,671,343	—	(442,889)
Swedish Krona,
Expiring 01/08/20	Goldman Sachs International	SEK	226,944	23,610,518	24,239,919	—	(629,401)
Swiss Franc,
Expiring 01/10/20	Citibank, N.A.	CHF	5,227	5,286,150	5,404,986	—	(118,836)

				$693,375,801	$705,186,649	360,707	(12,171,555)

						$2,522,689	$(12,175,505)

Cross currency exchange contracts outstanding at December 31, 2019:

Settlement	Type	Notional Amount (000)	In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/16/20	Buy	PLN 17,930	EUR	4,190	$21,142	$—	BNP Paribas
01/16/20	Buy	PLN 24,135	EUR	5,627	43,447	—	BNP Paribas

					$64,589	$—

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.HY.33.V1	12/20/24	5.000%(Q)	15,561	$(1,065,535)	$(1,525,411)	$(459,876)
iTraxx Australia Series 32.V1	12/20/24	1.000%(Q)	27,200	(464,562)	(695,612)	(231,050)

				$(1,530,097)	$(2,221,023)	$(690,926)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.33.V1	12/20/24	1.000%(Q)	26,990	0.452%	$527,545	$708,911	$181,366

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices - Sell Protection(2):
CMBX.BBB	05/11/63	3.000%(M)	5,879	*	$(297,439)	$(363,598)	$66,159	Deutsche Bank AG
CMBX.BBB	05/11/63	3.000%(M)	5,151	*	(260,607)	(386,626)	126,019	Deutsche Bank AG
CMBX.BBB	05/11/63	3.000%(M)	574	*	(29,040)	(45,935)	16,895	Deutsche Bank AG
								Goldman Sachs
CMBX.NA.A.6	05/11/63	2.000%(M)	10,750	*	170,379	33,174	137,205	International
								Morgan Stanley Capital
CMBX.NA.BBB.6	05/11/63	3.000%(M)	6,000	*	(303,560)	(80,225)	(223,335)	Services LLC
CMBX.NA.BBB.6	05/11/63	3.000%(M)	2,633	*	(133,213)	(163,295)	30,082	Credit Suisse International
CMBX.NA.BBB.6	05/11/63	3.000%(M)	1,896	*	(95,925)	(121,747)	25,822	Credit Suisse International

					$(949,405)	$(1,128,252)	$178,847

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
CAD	23,238	05/22/24	1.980%(S)	3 Month CDOR(2)(S)	$—	$(47,260)	$(47,260)
CNY	220,870	11/22/24	2.855%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(99,660)	(99,660)
GBP	4,910	02/29/24	1.251%(S)	6 Month GBPLI BOR(1)(S)	122	(115,645)	(115,767)
GBP	4,910	02/29/24	1.251%(S)	6 Month GBPLI BOR(2)(S)	34,117	115,645	81,528

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
21,246	05/24/21	2.288%(S)	3 Month LIBOR(1)(Q)	$—	$(175,550)	$(175,550)
8,712	05/24/24	2.200%(S)	3 Month LIBOR(1)(Q)	—	(183,305)	(183,305)
20,118	09/10/48	2.980%(S)	3 Month LIBOR(1)(Q)	—	(4,154,992)	(4,154,992)

				$34,239	$(4,660,767)	$(4,695,006)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$33,174	$(1,161,426)	$402,182	$(223,335)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Morgan Stanley	$6,722,566	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Cayman Islands	$—	$40,873,077	$—
United States	—	11,859,856	—
Commercial Mortgage-Backed Securities
United States	—	21,566,885	—
Corporate Bonds
Australia	—	5,837,096	—
Belgium	—	1,666,098	—
Brazil	—	3,436,015	—
Canada	—	5,009,309	—
China	—	2,525,194	—
Denmark	—	8,638,910	—
Finland	—	1,140,319	—
France	—	14,334,391	—
Germany	—	7,954,976	—
India	—	5,034,352	—
Ireland	—	7,719,905	—
Italy	—	12,301,732	—
Japan	—	2,514,614	—
Kazakhstan	—	1,118,128	—
Kuwait	—	2,622,155	—

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Corporate Bonds (continued)
Mexico	$—	$1,044,218	$—
Netherlands	—	15,207,417	—
Norway	—	1,861,483	—
Saudi Arabia	—	3,186,475	—
South Africa	—	1,007,838	—
Spain	—	7,855,715	—
Supranational Bank	—	11,911,451	—
Sweden	—	5,297,825	—
Switzerland	—	16,970,643	—
Turkey	—	825,684	—
United Kingdom	—	32,819,041	—
United States	—	126,231,848	4,200,000
Residential Mortgage-Backed Securities
Bermuda	—	12,179,135	—
United States	—	35,331,490	—
Sovereign Bonds
Angola	—	965,003	—
Austria	—	15,595,311	—
Bahrain	—	1,701,519	—
Belgium	—	9,870,273	—
Brazil	—	331,380	—
Canada	—	683,169	—
Costa Rica	—	1,007,249	—
Dominican Republic	—	2,164,315	—
Egypt	—	2,011,985	—
Finland	—	5,936,764	—
France	—	26,318,242	—
Gabon	—	1,067,773	—
Germany	—	41,050,461	—
Indonesia	—	13,294,938	—
Ireland	—	6,917,247	—
Italy	—	59,575,895	—
Japan	—	85,372,540	—
Malaysia	—	31,431,650	—
Mexico	—	11,509,288	—
Netherlands	—	41,765,831	—
Nigeria	—	1,952,923	—
Qatar	—	1,478,850	—
Russia	—	12,690,898	—
Saudi Arabia	—	1,264,353	—
South Africa	—	8,199,329	—
Spain	—	20,193,140	—
Sri Lanka	—	928,715	—
Supranational Bank	—	2,388,032	—
Sweden	—	9,890,218	—
United Kingdom	—	30,385,970	—
U.S. Government Agency Obligations	—	86,492,295	—
U.S. Treasury Obligations	—	51,159,998	—
Affiliated Mutual Funds	40,050,308	—	—
Foreign Treasury Obligation
Japan	—	21,156,502	—
Options Purchased	—	150,655	—

Total	$40,050,308	$1,034,785,986	$4,200,000

Other Financial Instruments*
Assets
Futures Contracts	$1,894,904	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	2,522,689	—

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
OTC Cross Currency Exchange Contracts	$—	$64,589	$—
Centrally Cleared Credit Default Swap Agreement	—	181,366	—
OTC Credit Default Swap Agreement	—	170,379	—
Centrally Cleared Interest Rate Swap Agreement	—	81,528	—

Total	$1,894,904	$3,020,551	$—

Liabilities
Futures Contracts	$(2,687,222)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(12,175,505)	—
Centrally Cleared Credit Default Swap Agreements	—	(690,926)	—
OTC Credit Default Swap Agreements	—	(1,119,784)	—
Centrally Cleared Interest Rate Swap Agreements	—	(4,776,534)	—

Total	$(2,687,222)	$(18,762,749)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Sovereign Bonds	43.1%
Banks	10.8
U.S. Government Agency Obligations	8.3
U.S. Treasury Obligations	4.9
Residential Mortgage-Backed Securities	4.6
Collateralized Loan Obligations	3.9
Affiliated Mutual Funds (2.2% represents investments purchased with collateral from securities on loan)	3.8
Commercial Mortgage-Backed Securities	2.1
Foreign Treasury Obligation	2.0
Insurance	2.0
Telecommunications	1.7
Multi-National	1.2
Pharmaceuticals	1.2
Commercial Services	1.0
Oil & Gas	0.9
Media	0.8
Agriculture	0.8
Electric	0.8
Healthcare-Products	0.7
Pipelines	0.6
Diversified Financial Services	0.6
Automobiles	0.6
Chemicals	0.6
Software	0.5
Auto Manufacturers	0.5
Semiconductors	0.5
Real Estate Investment Trusts (REITs)	0.5
Foods	0.4
Computers	0.4
Consumer Loans	0.4
Miscellaneous Manufacturing	0.3

Healthcare-Services	0.3%
Forest Products & Paper	0.2
Aerospace & Defense	0.2
Retail	0.2
Other	0.2
Cosmetics/Personal Care	0.2
Mining	0.2
Oil & Gas Services	0.2
Biotechnology	0.2
Beverages	0.2
Machinery-Diversified	0.2
Leisure Time	0.2
Packaging & Containers	0.1
Household Products/Wares	0.1
Savings & Loans	0.1
Auto Parts & Equipment	0.1
Lodging	0.1
Transportation	0.1
Hand/Machine Tools	0.1
Entertainment	0.0	*
Iron/Steel	0.0	*
Internet	0.0	*
Holding Companies-Diversified	0.0	*
Options Purchased	0.0	*
Engineering & Construction	0.0	*
	103.7
Liabilities in excess of other assets	(3.7)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$181,366	*	Due from/to broker-variation margin swaps	$690,926	*
Credit contracts	Premiums paid for OTC swap agreements	33,174		Premiums received for OTC swap agreements	1,161,426
Credit contracts	Unrealized appreciation on OTC swap agreements	402,182		Unrealized depreciation on OTC swap agreements	223,335
Foreign exchange contracts	Unaffiliated investments	150,655		—	—
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	64,589		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,522,689		Unrealized depreciation on OTC forward foreign currency exchange contracts	12,175,505
Interest rate contracts	Due from/to broker-variation margin futures	1,894,904	*	Due from/to broker-variation margin futures	2,687,222	*
Interest rate contracts	Due from/to broker-variation margin swaps	81,528	*	Due from/to broker-variation margin swaps	4,776,534	*

		$5,331,087			$21,714,948

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(2,244,785)
Foreign exchange contracts	(1,376,825)	1,105,748	—	22,992,135	—
Interest rate contracts	(574,462)	(253,901)	(6,548,177)	—	3,346,233

Total	$(1,951,287)	$851,847	$(6,548,177)	$22,992,135	$1,101,448

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward &Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$6,763,292

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward &Cross Currency Exchange Contracts	Swaps
Foreign exchange contracts	$(1,639,053)	$(757,487)	$—	(12,401,670)	$—
Interest rate contracts	542,961	430,631	(5,302,370)	—	(6,658,609)
Total	$(1,096,092)	$(326,856)	$(5,302,370)	$(12,401,670)	$104,683

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$463,281	$49,738,950	$279,409,415	$209,793,896	$344,796,802

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$1,074,893,153	$9,628,513	$242,060,915	$66,094,200

Credit Default Swap Agreements— Sell Protection(2)
$128,802,400

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$22,386,132	$(22,386,132)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Australia and New Zealand Banking Group Ltd.	$—	$(2,150)	$(2,150)	$—	$(2,150)
Bank of America, N.A.	237,844	(885,159)	(647,315)	—	(647,315)

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of New York Mellon	$22,561	$(36,779)	$(14,218)	$—	$(14,218)
Barclays Bank PLC	20,701	(129,948)	(109,247)	—	(109,247)
BNP Paribas	177,490	—	177,490	—	177,490
Citibank, N.A.	45,890	(543,928)	(498,038)	—	(498,038)
Credit Suisse International	803,316	(314,852)	488,464	(299,000)	189,464
Deutsche Bank AG	209,073	(796,159)	(587,086)	587,086	—
Goldman Sachs International	529,718	(1,580,567)	(1,050,849)	490,856	(559,993)
HSBC Bank USA, N.A.	171,395	(3,950)	167,445	—	167,445
JPMorgan Securities LLC	—	(106,247)	(106,247)	—	(106,247)
Morgan Stanley & Co. LLC	134,844	(944,598)	(809,754)	—	(809,754)
Morgan Stanley Capital Services LLC	75,264	(303,560)	(228,296)	—	(228,296)
NatWest Markets PLC	315,562	(5,984,548)	(5,668,986)	—	(5,668,986)
Standard Chartered PLC	347,608	(1,857,084)	(1,509,476)	—	(1,509,476)
UBS AG	82,023	(70,737)	11,286	—	11,286

	$3,173,289	$(13,560,266)	$(10,386,977)	$778,942	$(9,608,035)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST AB GLOBAL BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $22,386,132:
Unaffiliated investments (cost $1,016,428,043)	$1,038,985,986
Affiliated investments (cost $40,049,730)	40,050,308
Foreign currency, at value (cost $1,610,252)	1,655,612
Cash	663
Dividends and interest receivable	7,118,538
Deposit with broker for centrally cleared/exchange-traded derivatives	6,722,566
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,522,689
Unrealized appreciation on OTC swap agreements	402,182
Tax reclaim receivable	177,409
Due from broker-variation margin swaps	169,463
Unrealized appreciation on OTC cross currency exchange contracts	64,589
Premiums paid for OTC swap agreements	33,174
Receivable for Portfolio shares sold	617
Prepaid expenses and other assets	88,423

Total Assets	1,097,992,219

LIABILITIES
Payable to broker for collateral for securities on loan	22,880,173
Payable for investments purchased	19,734,273
Unrealized depreciation on OTC forward foreign currency exchange contracts	12,175,505
Premiums received for OTC swap agreements	1,161,426
Due to broker-variation margin futures	540,067
Cash segregated from counterparty — OTC	299,000
Management fee payable	236,783
Unrealized depreciation on OTC swap agreements	223,335
Accrued expenses and other liabilities	176,899
Payable to affiliate	175,112
Distribution fee payable	42,743
Affiliated transfer agent fee payable	357
Payable for Portfolio shares repurchased	98

Total Liabilities	57,645,771

NET ASSETS	$1,040,346,448

Net assets were comprised of: Partners’ Equity	$1,040,346,448

Net asset value and redemption price per share, $1,040,346,448 / 89,014,645 outstanding shares of beneficial interest	$11.69

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $94,736 foreign withholding tax, of which $39,510 is reimbursable by an affiliate)	$36,732,711
Affiliated dividend income	703,584
Affiliated income from securities lending, net	67,668

Total income	37,503,963

EXPENSES
Management fee	9,016,707
Distribution fee	3,631,847
Custodian and accounting fees	315,852
Audit fee	57,510
Trustees’ fees	25,600
Legal fees and expenses	16,927
Shareholders’ reports	10,356
Transfer agent’s fees and expenses ((including affiliated) expense of $2,188)	7,008
Miscellaneous	46,073

Total expenses	13,127,880

NET INVESTMENT INCOME (LOSS)	24,376,083

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $3,179) (net of foreign capital gains taxes $60,235)	63,524,510
Futures transactions	(6,548,177)
Forward and cross currency contract transactions	22,992,135
Options written transactions	851,847
Swap agreements transactions	1,101,448
Foreign currency transactions	(10,551,929)

71,369,834

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,461)	40,357,471
Futures	(5,302,370)
Forward and cross currency contracts	(12,401,670)
Options written	(326,856)
Swap agreements	104,683
Foreign currencies	53,969

22,485,227

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	93,855,061

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$118,231,144

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net investment income (loss)	$24,376,083	$34,513,315
Net realized gain (loss) on investment and foreign currency transactions	71,369,834	3,591,001
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	22,485,227	(32,139,805)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	118,231,144	5,964,511

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [26,873,179 and 18,457,696 shares, respectively]	302,439,098	199,231,016
Portfolio shares repurchased [83,002,720 and 30,651,241 shares, respectively]	(963,442,783)	(331,472,051)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(661,003,685)	(132,241,035)

CAPITAL CONTRIBUTIONS	990	104,241

TOTAL INCREASE (DECREASE)	(542,771,551)	(126,172,283)
NET ASSETS:
Beginning of year	1,583,117,999	1,709,290,282

End of year	$1,040,346,448	$1,583,117,999

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value
LONG-TERM INVESTMENTS — 96.0%
UNAFFILIATED FUNDS** — 95.3%
American Funds - Bond Fund of America (The) (Class R6)	11,241,389	$147,149,777
American Funds Insurance Series - Asset Allocation Fund	10,177,845	244,777,162
American Funds Insurance Series - Growth Fund	1,807,949	146,841,647
American Funds Insurance Series - Growth-Income Fund	3,861,357	195,809,405
American New Perspective Fund (Class R6)	4,144,114	195,809,405

TOTAL UNAFFILIATED FUNDS (cost $884,152,799)		930,387,396

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATION — 0.7%
Federal National Mortgage Assoc.
3.000%	TBA	6,950	7,047,717

(cost $7,032,053)
TOTAL LONG-TERM INVESTMENTS (cost $891,184,852)			937,435,113

	Shares	Value
SHORT-TERM INVESTMENT — 4.7%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $45,578,657)(w)	45,578,657	$45,578,657

TOTAL INVESTMENTS — 100.7% (cost $936,763,509)		983,013,770
Liabilities in excess of other assets(z) — (0.7)%		(6,424,732)

NET ASSETS — 100.0%		$976,589,038

See the Glossary for a list of the abbreviation(s) used in the annual report.

**	Investments are affiliated with the Subadvisor.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
137	2 Year U.S. Treasury Notes	Mar. 2020	$29,523,500	$(13,750)
184	5 Year U.S. Treasury Notes	Mar. 2020	21,824,126	(73,199)
42	10 Year U.S. Treasury Notes	Mar. 2020	5,393,719	(46,858)
12	20 Year U.S. Treasury Bonds	Mar. 2020	1,870,875	(32,142)
18	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	3,269,812	(93,970)

				(259,919)

Short Position:
6	10 Year U.S. Ultra Treasury Notes	Mar. 2020	844,219	11,124

				$(248,795)

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.33.V1	12/20/24	1.000%(Q)	16,500	0.452%	$339,137	$433,384	$94,247

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$333,500	$—
J.P. Morgan Securities LLC	389,563	—

Total	$723,063	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Unaffiliated Funds	$930,387,396	$—	$—
U.S. Government Agency Obligation	—	7,047,717	—
Affiliated Mutual Fund	45,578,657	—	—

Total	$975,966,053	$7,047,717	$—

Other Financial Instruments*
Assets
Futures Contracts	$11,124	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	94,247	—

Total	$11,124	$94,247	$—

Liabilities
Futures Contracts	$(259,919)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Unaffiliated Funds	95.3%
Affiliated Mutual Fund	4.7
U.S. Government Agency Obligation	0.7

100.7
Liabilities in excess of other assets	(0.7)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$94,247	*	—	$—
Interest rate contracts	Due from/to broker-variation margin futures	11,124	*	Due from/to broker-variation margin futures	259,919	*

		$105,371			$259,919

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$81,849
Interest rate contracts	278,573	—

Total	$278,573	$81,849

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$94,247
Interest rate contracts	(248,795)	—

Total	$(248,795)	$94,247

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$21,875,897	$368,213

Credit Default Swap Agreements— Sell Protection(1)
$6,260,000

(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Unaffiliated investments (cost $891,184,852)	$937,435,113
Affiliated investments (cost $45,578,657)	45,578,657
Dividends and interest receivable	2,284,338
Receivable for Portfolio shares sold	1,085,246
Deposit with broker for centrally cleared/exchange-traded derivatives	723,063
Receivable for investments sold	405,356
Prepaid expenses	4,805

Total Assets	987,516,578

LIABILITIES
Payable for investments purchased	10,741,799
Management fee payable	67,938
Accrued expenses and other liabilities	56,431
Distribution fee payable	40,053
Due to broker-variation margin futures	18,951
Due to broker-variation margin swaps	2,011
Affiliated transfer agent fee payable	357

Total Liabilities	10,927,540

NET ASSETS	$976,589,038

Net assets were comprised of:
Partners’ Equity	$976,589,038

Net asset value and redemption price per share, $976,589,038 / 83,645,921 outstanding shares of beneficial interest	$11.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$16,429,755
Affiliated dividend income	421,686
Interest income	10,410

Total income	16,861,851

EXPENSES
Management fee	4,474,537
Distribution fee	1,658,316
Custodian and accounting fees	76,722
Audit fee	26,100
Trustees’ fees	17,360
Legal fees and expenses	14,434
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,009
Shareholders’ reports	2,953
Miscellaneous	17,903

Total expenses	6,295,334
Less: Fee waiver and/or expense reimbursement	(2,240,668)

Net expenses	4,054,666

NET INVESTMENT INCOME (LOSS)	12,807,185

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,572,607
Net capital gain distributions received	35,608,756
Futures transactions	278,573
Swap agreements transactions	81,849

37,541,785

Net change in unrealized appreciation (depreciation) on:
Investments	71,398,038
Futures	(248,795)
Swap agreements	94,247

71,243,490

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	108,785,275

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$121,592,460

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	April 30, 2018* through December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$12,807,185	$6,988,993
Net realized gain (loss) on investment transactions	1,933,029	(4,608,440)
Net capital gain distributions received	35,608,756	1,318,682
Net change in unrealized appreciation (depreciation) on investments	71,243,490	(25,147,777)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	121,592,460	(21,448,542)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [52,551,071 and 34,581,271 shares, respectively]	558,049,100	351,023,424
Portfolio shares repurchased [105,371 and 3,381,050 shares, respectively]	(1,102,265)	(31,525,139)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	556,946,835	319,498,285

TOTAL INCREASE (DECREASE)	678,539,295	298,049,743
NET ASSETS:
Beginning of period	298,049,743	—

End of period	$976,589,038	$298,049,743

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BLACKROCK 60/40 TARGET ALLOCATION ETF PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value

LONG-TERM INVESTMENTS — 99.3%

EXCHANGE-TRADED FUNDS**
iShares 20+ Year Treasury Bond ETF(a)	20,319	$2,752,818
iShares Core MSCI EAFE ETF(a)	201,441	13,142,011
iShares Core MSCI Emerging Markets ETF(a)	185,575	9,976,512
iShares Core S&P 500 ETF	114,091	36,878,775
iShares Core S&P Total US Stock Market ETF	63,125	4,588,556
iShares Edge MSCI Min Vol USA ETF(a)	69,516	4,560,250
iShares Edge MSCI USA Quality Factor ETF(a)	87,996	8,887,596
iShares Edge MSCI USA Size Factor ETF(a)	75,226	7,327,765
iShares Global Tech ETF(a)	29,120	6,129,469
iShares Intermediate-Term Corporate Bond ETF(a)	171,728	9,956,789
iShares MBS ETF(a)	91,583	9,896,459
iShares Short Maturity Bond ETF(a)	87,887	4,416,322
iShares U.S. Treasury Bond ETF	1,042,476	27,041,827

TOTAL LONG-TERM INVESTMENTS (cost $138,628,423)		145,555,149

SHORT-TERM INVESTMENTS — 14.7%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	1,375,990	1,375,990

	Shares	Value
AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $20,253,049; includes $20,210,064 of cash collateral for securities on loan)(b)(w)	20,250,313	$20,254,363

TOTAL SHORT-TERM INVESTMENTS (cost $21,629,039)		21,630,353

TOTAL INVESTMENTS — 114.0% (cost $160,257,462)		167,185,502
Liabilities in excess of other assets — (14.0)%		(20,556,344)

NET ASSETS — 100.0%		$146,629,158

See the Glossary for a list of the abbreviation(s) used in the annual report.

**	Investments are affiliated with the Subadvisor.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $19,781,250; cash collateral of $20,210,064 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Exchange-Traded Funds	$145,555,149	$—	$—
Affiliated Mutual Funds	21,630,353	—	—

Total	$167,185,502	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Exchange-Traded Funds	99.3%

Affiliated Mutual Funds (13.8% represents investments purchased with collateral from securities on loan)	14.7%

114.0
Liabilities in excess of other assets	(14.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BLACKROCK 60/40 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$19,781,250	$(19,781,250)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BLACKROCK 60/40 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $19,781,250:
Unaffiliated investments (cost $138,628,423)	$145,555,149
Affiliated investments (cost $21,629,039)	21,630,353
Receivable for Portfolio shares sold	831,070
Dividends receivable	2,578
Prepaid expenses	944

Total Assets	168,020,094

LIABILITIES
Payable to broker for collateral for securities on loan	20,210,064
Payable for investments purchased	1,083,580
Accrued expenses and other liabilities	71,234
Management fee payable	19,741
Distribution fee payable	5,960
Affiliated transfer agent fee payable	357

Total Liabilities	21,390,936

NET ASSETS	$146,629,158

Net assets were comprised of:
Partners’ Equity	$146,629,158

Net asset value and redemption price per share, $146,629,158 / 12,289,515 outstanding shares of beneficial interest	$11.93

STATEMENT OF OPERATIONS

For the Period January 2, 2019* through December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$1,862,680
Income from securities lending, net (including affiliated income of $29,293)	29,680
Affiliated dividend income	26,579

Total income	1,918,939

EXPENSES
Management fee	329,681
Distribution fee	156,991
Custodian and accounting fees	38,908
Audit fee	27,000
Legal fees and expenses	12,053
Trustees’ fees	10,270
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,002
Shareholders’ reports	3,040
Miscellaneous	8,161

Total expenses	593,106
Less: Fee waiver and/or expense reimbursement	(195,017)

Net expenses	398,089

NET INVESTMENT INCOME (LOSS)	1,520,850

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(3,651))	964,435
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $1,314)	6,928,040

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	7,892,475

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,413,325

STATEMENT OF CHANGES IN NET ASSETS

January 2, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$1,520,850
Net realized gain (loss) on investment transactions	964,435
Net change in unrealized appreciation (depreciation) on investments	6,928,040

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,413,325

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [12,398,794 shares]	138,451,483
Portfolio shares repurchased [109,279 shares]	(1,235,650)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	137,215,833

TOTAL INCREASE (DECREASE)	146,629,158
NET ASSETS:
Beginning of period	—

End of period	$146,629,158

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BLACKROCK 80/20 TARGET ALLOCATION ETF PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value

LONG-TERM INVESTMENTS — 99.2%
EXCHANGE-TRADED FUNDS**
iShares 20+ Year Treasury Bond ETF(a)	27,733	$3,757,267
iShares Core MSCI EAFE ETF(a)	361,678	23,595,873
iShares Core MSCI Emerging Markets ETF	361,998	19,461,012
iShares Core S&P 500 ETF	154,180	49,837,143
iShares Core S&P Mid-Cap ETF(a)	29,181	6,006,033
iShares Core S&P Total US Stock Market ETF(a)	276,593	20,105,545
iShares Edge MSCI Min Vol USA ETF(a)	153,750	10,086,000
iShares Edge MSCI USA Quality Factor ETF	158,912	16,050,112
iShares Edge MSCI USA Size Factor ETF	81,550	7,943,786
iShares Global Tech ETF(a)	49,050	10,324,534
iShares MBS ETF(a)	52,934	5,720,048
iShares Short Maturity Bond ETF(a)	118,071	5,933,068
iShares U.S. Treasury Bond ETF	741,457	19,233,395

TOTAL LONG-TERM INVESTMENTS (cost $186,247,711)		198,053,816

SHORT-TERM INVESTMENTS — 16.0%
	Shares	Value
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	1,171,579	1,171,579
PGIM Institutional Money Market Fund (cost $30,768,896; includes $30,723,784 of cash collateral for securities on loan)(b)(w)	30,764,361	30,770,515

TOTAL SHORT-TERM INVESTMENTS (cost $31,940,475)		31,942,094

TOTAL INVESTMENTS—115.2% (cost $218,188,186)		229,995,910
Liabilities in excess of other assets — (15.2)%		(30,392,108)

NET ASSETS — 100.0%		$199,603,802

See the Glossary for a list of the abbreviation(s) used in the annual report.

**	Investments are affiliated with the Subadvisor.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $30,132,778; cash collateral of $30,723,784 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Exchange-Traded Funds	$198,053,816	$—	$—
Affiliated Mutual Funds	31,942,094	—	—

Total	$229,995,910	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BLACKROCK 80/20 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Exchange-Traded Funds	99.2%
Affiliated Mutual Funds (15.4% represents investments purchased with collateral from securities on loan)	16.0

115.2
Liabilities in excess of other assets	(15.2)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$30,132,778	$(30,132,778)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BLACKROCK 80/20 TARGET ALLOCATION ETF PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $30,132,778:
Unaffiliated investments (cost $186,247,711)	$198,053,816
Affiliated investments (cost $31,940,475)	31,942,094
Receivable for Portfolio shares sold	1,214,440
Dividends receivable	2,135
Prepaid expenses	1,035

Total Assets	231,213,520

LIABILITIES
Payable to broker for collateral for securities on loan	30,723,784
Payable for investments purchased	774,313
Accrued expenses and other liabilities	74,396
Management fee payable	28,735
Distribution fee payable	8,133
Affiliated transfer agent fee payable	357

Total Liabilities	31,609,718

NET ASSETS	$199,603,802

Net assets were comprised of:
Partners’ Equity	$199,603,802

Net asset value and redemption price per share, $199,603,802 / 16,154,301 outstanding shares of beneficial interest	$12.36

STATEMENT OF OPERATIONS

For the Period January 2, 2019* through December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$2,546,873
Affiliated dividend income	43,797
Income from securities lending, net (including affiliated income of $33,808)	34,358

Total income	2,625,028

EXPENSES
Management fee	439,593
Distribution fee	209,330
Custodian and accounting fees	39,389
Audit fee	27,000
Legal fees and expenses	12,119
Trustees’ fees	10,770
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,002
Shareholders’ reports	3,040
Miscellaneous	8,223

Total expenses	756,466
Less: Fee waiver and/or expense reimbursement	(221,457)

Net expenses	535,009

NET INVESTMENT INCOME (LOSS)	2,090,019

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(4,416))	1,128,828
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $1,619)	11,807,724

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	12,936,552

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,026,571

STATEMENT OF CHANGES IN NET ASSETS

January 2, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$2,090,019
Net realized gain (loss) on investment transactions	1,128,828
Net change in unrealized appreciation (depreciation) on investments	11,807,724

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,026,571

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [16,247,359 shares]	185,659,781
Portfolio shares repurchased [93,058 shares]	(1,082,550)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	184,577,231

TOTAL INCREASE (DECREASE)	199,603,802
NET ASSETS:
Beginning of period	—

End of period	$199,603,802

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SHORT-TERM INVESTMENTS — 74.7%
FOREIGN TREASURY OBLIGATIONS(n) — 7.9%
Canadian Treasury Bills
1.650%	02/20/20	CAD	450	$345,740
United Kingdom Treasury Bills
0.710%	02/10/20	GBP	350	463,252

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $761,420)				808,992

Shares

UNAFFILIATED FUND — 27.2%
Morgan Stanley Institutional Liquidity Funds-Treasury Portfolio	2,778,961	2,778,961

(cost $2,778,961)

Interest	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) — 39.6%
U.S. Treasury Bills
1.457%	02/27/20	(h)	725	723,332

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(n) (continued)
1.536%	03/05/20		1,250	$1,246,748
1.812%	01/30/20	(h)	2,075	2,072,721

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,041,927)				4,042,801

TOTAL INVESTMENTS — 74.7% (cost $7,582,308)				7,630,754
Other assets in excess of liabilities(z) — 25.3%				2,586,055

NET ASSETS — 100.0%				$10,216,809

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(n)	Rate shown is the effective yield at purchase date.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 03/18/20	Barclays Bank PLC	AUD	21,155	$14,479,946	$14,874,028	$394,082	$—
British Pound,
Expiring 03/18/20	Barclays Bank PLC	GBP	1,751	2,299,533	2,324,274	24,741	—
Expiring 03/18/20	Barclays Bank PLC	GBP	786	1,033,971	1,042,783	8,812	—
Expiring 03/18/20	Barclays Bank PLC	GBP	741	973,521	983,575	10,054	—
Expiring 03/18/20	Barclays Bank PLC	GBP	87	113,283	116,013	2,730	—
Expiring 03/18/20	Barclays Bank PLC	GBP	1	1,261	1,270	9	—
Canadian Dollar,
Expiring 03/18/20	Barclays Bank PLC	CAD	1,189	903,693	915,975	12,282	—
Expiring 03/18/20	Barclays Bank PLC	CAD	1,184	903,741	912,022	8,281	—
Expiring 03/18/20	Barclays Bank PLC	CAD	1,048	797,645	807,275	9,630	—
Expiring 03/18/20	Barclays Bank PLC	CAD	776	594,696	597,850	3,154	—
Expiring 03/18/20	Barclays Bank PLC	CAD	633	484,322	487,294	2,972	—
Expiring 03/18/20	Barclays Bank PLC	CAD	516	391,898	397,751	5,853	—
Expiring 03/18/20	Barclays Bank PLC	CAD	471	357,747	362,883	5,136	—
Expiring 03/18/20	Barclays Bank PLC	CAD	468	355,291	360,122	4,831	—
Expiring 03/18/20	Barclays Bank PLC	CAD	152	115,273	117,078	1,805	—
Expiring 03/18/20	Barclays Bank PLC	CAD	18	13,692	13,875	183	—
Euro,
Expiring 03/18/20	Barclays Bank PLC	EUR	10,367	11,584,791	11,685,581	100,790	—
Expiring 03/18/20	Barclays Bank PLC	EUR	82	91,491	92,203	712	—
Expiring 03/18/20	Barclays Bank PLC	EUR	53	58,631	59,261	630	—
Expiring 03/18/20	Barclays Bank PLC	EUR	51	56,630	57,268	638	—
Expiring 03/18/20	Barclays Bank PLC	EUR	27	30,434	30,718	284	—
Expiring 03/18/20	Barclays Bank PLC	EUR	16	17,341	17,537	196	—
Japanese Yen,
Expiring 03/18/20	Barclays Bank PLC	JPY	474,207	4,390,830	4,383,696	—	(7,134)
Expiring 03/18/20	Barclays Bank PLC	JPY	129,045	1,194,659	1,192,927	—	(1,732)
Expiring 03/18/20	Barclays Bank PLC	JPY	83,107	764,764	768,263	3,499	—

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 03/18/20	Barclays Bank PLC	JPY	73,138	$671,969	$676,110	$4,141	$—
Expiring 03/18/20	Barclays Bank PLC	JPY	42,882	397,113	396,416	—	(697)
Expiring 03/18/20	Barclays Bank PLC	JPY	38,835	356,319	359,005	2,686	—
Expiring 03/18/20	Barclays Bank PLC	JPY	38,328	353,511	354,313	802	—
Expiring 03/18/20	Barclays Bank PLC	JPY	36,787	340,681	340,071	—	(610)
Expiring 03/18/20	Barclays Bank PLC	JPY	36,264	336,336	335,235	—	(1,101)
Expiring 03/18/20	Barclays Bank PLC	JPY	29,246	268,199	270,362	2,163	—
Expiring 03/18/20	Barclays Bank PLC	JPY	24,343	225,554	225,032	—	(522)
Expiring 03/18/20	Barclays Bank PLC	JPY	20,906	192,450	193,258	808	—
Expiring 03/18/20	Barclays Bank PLC	JPY	19,674	182,501	181,867	—	(634)
Expiring 03/18/20	Barclays Bank PLC	JPY	5,932	54,661	54,840	179	—
Expiring 03/18/20	Barclays Bank PLC	JPY	1,152	10,577	10,654	77	—
New Zealand Dollar,
Expiring 03/18/20	Barclays Bank PLC	NZD	3,175	2,084,238	2,139,632	55,394	—
Expiring 03/18/20	Barclays Bank PLC	NZD	803	528,840	541,397	12,557	—
Expiring 03/18/20	Barclays Bank PLC	NZD	612	401,381	412,632	11,251	—
Expiring 03/18/20	Barclays Bank PLC	NZD	548	360,972	369,470	8,498	—
Expiring 03/18/20	Barclays Bank PLC	NZD	378	250,705	255,079	4,374	—
Expiring 03/18/20	Barclays Bank PLC	NZD	340	224,608	229,021	4,413	—
Expiring 03/18/20	Barclays Bank PLC	NZD	299	196,507	201,180	4,673	—
Expiring 03/18/20	Barclays Bank PLC	NZD	156	102,917	105,076	2,159	—
Expiring 03/18/20	Barclays Bank PLC	NZD	113	74,114	75,885	1,771	—
Expiring 03/18/20	Barclays Bank PLC	NZD	107	70,039	72,188	2,149	—
Expiring 03/18/20	Barclays Bank PLC	NZD	15	9,861	10,080	219	—
Expiring 03/18/20	Morgan Stanley Capital Services LLC	NZD	2,983	1,958,789	2,010,206	51,417	—
Norwegian Krone,
Expiring 03/18/20	Barclays Bank PLC	NOK	16,151	1,801,583	1,840,040	38,457	—
Expiring 03/18/20	Barclays Bank PLC	NOK	11,080	1,234,507	1,262,401	27,894	—
Expiring 03/18/20	Barclays Bank PLC	NOK	9,289	1,031,180	1,058,290	27,110	—
Expiring 03/18/20	Barclays Bank PLC	NOK	5,594	625,823	637,317	11,494	—
Expiring 03/18/20	Barclays Bank PLC	NOK	1,017	112,862	115,816	2,954	—
Expiring 03/18/20	Barclays Bank PLC	NOK	710	77,820	80,902	3,082	—
Expiring 03/18/20	Barclays Bank PLC	NOK	623	69,171	70,968	1,797	—
Expiring 03/18/20	Barclays Bank PLC	NOK	372	41,237	42,396	1,159	—
Expiring 03/18/20	Barclays Bank PLC	NOK	310	33,925	35,278	1,353	—
Expiring 03/18/20	Barclays Bank PLC	NOK	307	33,482	34,943	1,461	—
Singapore Dollar,
Expiring 03/18/20	Barclays Bank PLC	SGD	870	642,974	647,106	4,132	—
Expiring 03/18/20	Barclays Bank PLC	SGD	669	492,123	497,614	5,491	—
Expiring 03/18/20	Barclays Bank PLC	SGD	621	457,284	462,085	4,801	—
Expiring 03/18/20	Barclays Bank PLC	SGD	596	440,038	443,358	3,320	—
Expiring 03/18/20	Barclays Bank PLC	SGD	332	244,660	247,357	2,697	—
Expiring 03/18/20	Barclays Bank PLC	SGD	331	244,802	246,508	1,706	—
Expiring 03/18/20	Barclays Bank PLC	SGD	261	192,954	194,375	1,421	—
Expiring 03/18/20	Barclays Bank PLC	SGD	220	162,732	163,734	1,002	—
Expiring 03/18/20	Barclays Bank PLC	SGD	218	160,297	162,368	2,071	—
Expiring 03/18/20	Barclays Bank PLC	SGD	176	130,101	131,141	1,040	—
Expiring 03/18/20	Barclays Bank PLC	SGD	172	126,446	127,665	1,219	—
Expiring 03/18/20	Barclays Bank PLC	SGD	162	119,843	120,676	833	—
Swedish Krona,
Expiring 03/18/20	Barclays Bank PLC	SEK	157,977	16,733,689	16,929,651	195,962	—
Expiring 03/18/20	Barclays Bank PLC	SEK	634	66,957	67,931	974	—
Expiring 03/18/20	Barclays Bank PLC	SEK	238	25,185	25,490	305	—
Expiring 03/18/20	Barclays Bank PLC	SEK	232	24,503	24,863	360	—

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 03/18/20	Barclays Bank PLC	SEK	170	$18,075	$18,182	$107	$—
Expiring 03/18/20	Barclays Bank PLC	SEK	162	17,278	17,323	45	—
Expiring 03/18/20	Barclays Bank PLC	SEK	22	2,381	2,374	—	(7)

				$77,025,838	$78,128,683	1,115,282	(12,437)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 03/18/20	Barclays Bank PLC	AUD	1,888	$1,301,463	$1,327,607	$—	$(26,144)
Expiring 03/18/20	Barclays Bank PLC	AUD	1,545	1,084,136	1,086,551	—	(2,415)
Expiring 03/18/20	Barclays Bank PLC	AUD	1,511	1,056,412	1,062,324	—	(5,912)
Expiring 03/18/20	Barclays Bank PLC	AUD	1,321	911,507	928,558	—	(17,051)
Expiring 03/18/20	Barclays Bank PLC	AUD	1,317	912,348	926,047	—	(13,699)
Expiring 03/18/20	Barclays Bank PLC	AUD	1,133	772,751	796,353	—	(23,602)
Expiring 03/18/20	Barclays Bank PLC	AUD	1,086	751,099	763,614	—	(12,515)
Expiring 03/18/20	Barclays Bank PLC	AUD	1,024	707,443	719,903	—	(12,460)
Expiring 03/18/20	Barclays Bank PLC	AUD	992	682,653	697,584	—	(14,931)
Expiring 03/18/20	Barclays Bank PLC	AUD	781	538,601	549,158	—	(10,557)
Expiring 03/18/20	Barclays Bank PLC	AUD	752	515,383	528,994	—	(13,611)
Expiring 03/18/20	Barclays Bank PLC	AUD	641	438,240	450,435	—	(12,195)
Expiring 03/18/20	Barclays Bank PLC	AUD	440	301,863	309,026	—	(7,163)
Expiring 03/18/20	Barclays Bank PLC	AUD	384	263,568	269,928	—	(6,360)
Expiring 03/18/20	Barclays Bank PLC	AUD	319	218,827	224,412	—	(5,585)
Expiring 03/18/20	Barclays Bank PLC	AUD	218	149,543	153,132	—	(3,589)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	AUD	10,784	7,386,395	7,581,938	—	(195,543)
British Pound,
Expiring 03/18/20	Barclays Bank PLC	GBP	2,817	3,698,315	3,739,425	—	(41,110)
Expiring 03/18/20	Barclays Bank PLC	GBP	2,262	2,974,356	3,002,310	—	(27,954)
Expiring 03/18/20	Barclays Bank PLC	GBP	1,106	1,445,741	1,467,773	—	(22,032)
Expiring 03/18/20	Barclays Bank PLC	GBP	825	1,079,304	1,095,080	—	(15,776)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	GBP	2,221	2,917,139	2,948,672	—	(31,533)
Canadian Dollar,
Expiring 03/18/20	Barclays Bank PLC	CAD	7,116	5,380,458	5,481,337	—	(100,879)
Expiring 03/18/20	Barclays Bank PLC	CAD	1,571	1,193,503	1,210,285	—	(16,782)
Expiring 03/18/20	Barclays Bank PLC	CAD	862	652,587	663,837	—	(11,250)
Expiring 03/18/20	Barclays Bank PLC	CAD	850	641,385	654,767	—	(13,382)
Expiring 03/18/20	Barclays Bank PLC	CAD	465	354,203	357,840	—	(3,637)
Expiring 03/18/20	Barclays Bank PLC	CAD	200	151,129	153,927	—	(2,798)
Expiring 03/18/20	Barclays Bank PLC	CAD	181	136,826	139,581	—	(2,755)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	CAD	128	97,178	98,581	—	(1,403)
Euro,
Expiring 03/18/20	Barclays Bank PLC	EUR	112	124,381	125,999	—	(1,618)
Expiring 03/18/20	Barclays Bank PLC	EUR	60	67,270	67,649	—	(379)
Expiring 03/18/20	Barclays Bank PLC	EUR	44	49,310	49,768	—	(458)
Expiring 03/18/20	Barclays Bank PLC	EUR	31	34,335	34,744	—	(409)
Expiring 03/18/20	Barclays Bank PLC	EUR	28	30,901	31,143	—	(242)
Expiring 03/18/20	Barclays Bank PLC	EUR	26	29,156	29,284	—	(128)
Expiring 03/18/20	Barclays Bank PLC	EUR	21	23,917	24,002	—	(85)
Expiring 03/18/20	Barclays Bank PLC	EUR	19	21,756	21,913	—	(157)

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 03/18/20	Barclays Bank PLC	EUR	13	$15,152	$15,155	$—	$(3)
Expiring 03/18/20	Barclays Bank PLC	EUR	8	9,063	9,095	—	(32)
Expiring 03/18/20	Barclays Bank PLC	EUR	6	6,705	6,761	—	(56)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	EUR	1,426	1,592,364	1,607,239	—	(14,875)
Japanese Yen,
Expiring 03/18/20	Barclays Bank PLC	JPY	75,566	693,925	698,549	—	(4,624)
Expiring 03/18/20	Barclays Bank PLC	JPY	22,074	202,768	204,060	—	(1,292)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	JPY	589,931	5,465,078	5,453,470	11,608	—
New Zealand Dollar,
Expiring 03/18/20	Barclays Bank PLC	NZD	1,223	803,287	824,587	—	(21,300)
Expiring 03/18/20	Barclays Bank PLC	NZD	1,069	706,867	720,321	—	(13,454)
Expiring 03/18/20	Barclays Bank PLC	NZD	287	193,797	193,742	55	—
Expiring 03/18/20	Barclays Bank PLC	NZD	201	132,791	135,456	—	(2,665)
Expiring 03/18/20	Barclays Bank PLC	NZD	125	82,039	84,382	—	(2,343)
Expiring 03/18/20	Barclays Bank PLC	NZD	73	48,946	49,169	—	(223)
Norwegian Krone,
Expiring 03/18/20	Barclays Bank PLC	NOK	94,615	10,368,413	10,779,478	—	(411,065)
Expiring 03/18/20	Barclays Bank PLC	NOK	2,516	286,552	286,689	—	(137)
Expiring 03/18/20	Barclays Bank PLC	NOK	1,293	146,460	147,304	—	(844)
Expiring 03/18/20	Barclays Bank PLC	NOK	877	95,633	99,922	—	(4,289)
Expiring 03/18/20	Barclays Bank PLC	NOK	696	76,146	79,349	—	(3,203)
Expiring 03/18/20	Barclays Bank PLC	NOK	673	74,014	76,708	—	(2,694)
Expiring 03/18/20	Barclays Bank PLC	NOK	97	10,592	11,032	—	(440)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	NOK	3,424	373,597	390,118	—	(16,521)
Singapore Dollar,
Expiring 03/18/20	Barclays Bank PLC	SGD	8,350	6,146,461	6,213,429	—	(66,968)
Expiring 03/18/20	Barclays Bank PLC	SGD	205	151,357	152,172	—	(815)
Expiring 03/18/20	Barclays Bank PLC	SGD	177	131,572	131,930	—	(358)
Expiring 03/18/20	Barclays Bank PLC	SGD	160	117,902	118,877	—	(975)
Expiring 03/18/20	Barclays Bank PLC	SGD	27	19,949	20,153	—	(204)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	SGD	1,716	1,262,726	1,276,672	—	(13,946)
Swedish Krona,
Expiring 03/18/20	Barclays Bank PLC	SEK	1,409	149,306	151,035	—	(1,729)
Expiring 03/18/20	Barclays Bank PLC	SEK	559	60,024	59,948	76	—
Expiring 03/18/20	Barclays Bank PLC	SEK	549	58,936	58,875	61	—
Expiring 03/18/20	Barclays Bank PLC	SEK	374	39,607	40,045	—	(438)
Expiring 03/18/20	Barclays Bank PLC	SEK	347	37,390	37,205	185	—
Expiring 03/18/20	Barclays Bank PLC	SEK	340	36,213	36,395	—	(182)
Expiring 03/18/20	Barclays Bank PLC	SEK	202	21,689	21,677	12	—
Expiring 03/18/20	Barclays Bank PLC	SEK	124	13,253	13,313	—	(60)
Expiring 03/18/20	Barclays Bank PLC	SEK	87	9,265	9,300	—	(35)
Expiring 03/18/20	Barclays Bank PLC	SEK	61	6,517	6,550	—	(33)
Expiring 03/18/20	Morgan Stanley Capital Services LLC	SEK	59,116	6,237,784	6,335,198	—	(97,414)

				$74,979,522	$76,328,841	11,997	(1,361,316)

						$1,127,279	$(1,373,753)

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Foreign Treasury Obligations	$—	$808,992	$—
Unaffiliated Fund	2,778,961	—	—
U.S. Treasury Obligations	—	4,042,801	—

Total	$2,778,961	$4,851,793	$—

Other Financial Instruments*
Assets
OTC Forward Foreign Currency Exchange Contracts	$—	$1,127,279	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(1,373,753)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Treasury Obligations	39.6%
Unaffiliated Fund	27.2
Foreign Treasury Obligations	7.9

74.7
Other assets in excess of liabilities	25.3

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$1,127,279	Unrealized depreciation on OTC forward foreign currency exchange contracts	$1,373,753

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts
Foreign exchange contracts	$42,537

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts
Foreign exchange contracts	$(410,945)

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts—Purchased(1)

$58,844,631

Forward Foreign Currency Exchange Contracts—Sold(1)

$57,730,106

(1)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Barclays Bank PLC	$1,064,254	$(1,002,518)	$61,736	$—	$61,736
Morgan Stanley Capital Services LLC	63,025	(371,235)	(308,210)	308,210	—

	$1,127,279	$(1,373,753)	$(246,474)	$308,210	$61,736

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST FQ ABSOLUTE RETURN CURRENCY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Unaffiliated investments (cost $7,582,308)	$7,630,754
Foreign currency, at value (cost $2,828,120)	2,865,824
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,127,279
Interest receivable	3,509
Prepaid expenses	786

Total Assets	11,628,152

LIABILITIES
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,373,753
Accrued expenses and other liabilities	32,811
Management fee payable	3,915
Distribution fee payable	423
Affiliated transfer agent fee payable	357
Payable for Portfolio shares repurchased	84

Total Liabilities	1,411,343

NET ASSETS	$10,216,809

Net assets were comprised of: Partners’ Equity	$10,216,809

Net asset value and redemption price per share, $10,216,809 / 1,088,217 outstanding shares of beneficial interest	$9.39

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$101,073
Unaffiliated dividend income	30,543

Total income	131,616

EXPENSES
Management fee	79,256
Distribution fee	23,801
Custodian and accounting fees.	39,122
Audit fee	30,610
Legal fees and expenses	12,204
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Shareholders’ reports	5,585
Fund data services	5,141
Miscellaneous	7,698

Total expenses	220,024
Less: Fee waiver and/or expense reimbursement	(103,878)

Net expenses	116,146

NET INVESTMENT INCOME (LOSS)	15,470

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Forward currency contract transactions	42,537
Foreign currency transactions	(32,735)

9,802

Net change in unrealized appreciation (depreciation) on:
Investments	75,229
Forward currency contracts	(410,945)
Foreign currencies	11,947

(323,769)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(313,967)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(298,497)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$15,470	$(8,007)
Net realized gain (loss) on investment and foreign currency transactions	9,802	(1,053,106)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(323,769)	584,038

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(298,497)	(477,075)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [222,456 and 132,536 shares, respectively]	2,114,664	1,268,265
Portfolio shares repurchased [66,172 and 73,334 shares, respectively]	(635,413)	(707,207)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	1,479,251	561,058

TOTAL INCREASE (DECREASE)	1,180,754	83,983
NET ASSETS:
Beginning of year	9,036,055	8,952,072

End of year	$10,216,809	$9,036,055

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value
LONG-TERM INVESTMENTS — 76.3%

COMMON STOCKS — 33.9%
Canada — 0.8%
Husky Energy, Inc.	5,300	$42,529
Wheaton Precious Metals Corp.	5,166	153,721

		196,250

China — 2.0%
Baidu, Inc., ADR*	603	76,219
China Life Insurance Co. Ltd. (Class H Stock)	57,000	158,698
China Mobile Ltd.	12,000	101,002
China Telecom Corp. Ltd., ADR	2,085	85,881
China Telecom Corp. Ltd. (Class H Stock)	9,700	3,996
Kunlun Energy Co. Ltd.	74,050	65,513

		491,309

Denmark — 0.4%
AP Moller - Maersk A/S (Class B Stock)	61	87,868

France — 3.1%
BNP Paribas SA	4,072	242,075
Cie de Saint-Gobain	1,370	56,140
Credit Agricole SA	7,937	115,286
Sanofi	2,063	207,621
Veolia Environnement SA	5,111	136,100

		757,222

Germany — 2.6%
Bayer AG	2,423	197,801
Deutsche Telekom AG	2,698	44,074
E.ON SE	12,022	128,570
Merck KGaA	848	100,484
Siemens AG	1,306	171,137

		642,066

Hong Kong — 0.4%
CK Asset Holdings Ltd.	8,510	61,345
Sun Hung Kai Properties Ltd.	3,150	48,337

		109,682

Ireland — 0.1%
Bank of Ireland Group PLC	6,628	36,375

Israel — 0.3%
Teva Pharmaceutical Industries Ltd., ADR*(a)	7,014	68,737

Italy — 0.5%
Eni SpA	7,865	122,079

Japan — 3.7%
Kirin Holdings Co. Ltd.	4,660	101,705
Kyocera Corp.	700	47,719
Mitsui Fudosan Co. Ltd.	4,570	111,779
Panasonic Corp.	16,100	151,017
Seven & i Holdings Co. Ltd.	2,700	99,026
Sumitomo Mitsui Financial Group, Inc.	3,257	119,991
Suntory Beverage & Food Ltd.	1,910	79,564

	Shares	Value
COMMON STOCKS (continued)
Japan (cont’d.)
Takeda Pharmaceutical Co. Ltd.	5,054	$200,110

		910,911

Luxembourg — 0.6%
SES SA	10,703	150,030

Netherlands — 1.6%
Aegon NV	7,991	36,521
ING Groep NV	16,448	197,642
Royal Dutch Shell PLC (Class B Stock)	5,590	166,385

		400,548

Singapore — 0.8%
Singapore Telecommunications Ltd.	81,900	205,141

South Korea — 1.4%
KB Financial Group, Inc., ADR*	3,266	135,114
Samsung Electronics Co. Ltd.	4,339	208,831

		343,945

Spain — 0.3%
Telefonica SA	10,415	72,827

Switzerland — 1.3%
Novartis AG	368	34,907
Roche Holding AG	710	230,396
UBS Group AG*	3,698	46,693

		311,996

Thailand — 0.4%
Bangkok Bank PCL	19,090	101,930
Bangkok Bank PCL, NVDR	1,800	9,599

		111,529

United Kingdom — 3.8%
Barclays PLC	47,084	112,391
BP PLC	29,100	182,489
CK Hutchison Holdings Ltd.	19,500	186,093
HSBC Holdings PLC	6,045	47,314
Kingfisher PLC	46,755	134,417
Standard Chartered PLC	14,932	141,018
Vodafone Group PLC	77,805	151,707

		955,429

United States — 9.8%
Allergan PLC	1,432	273,755
AmerisourceBergen Corp.	598	50,842
Apache Corp.	6,220	159,170
Capital One Financial Corp.	177	18,215
Cardinal Health, Inc.	1,137	57,509
Citigroup, Inc.	2,060	164,573
Comcast Corp. (Class A Stock)	2,057	92,503
CommScope Holding Co., Inc.*	282	4,002
Exxon Mobil Corp.	1,815	126,651
Gilead Sciences, Inc.	3,290	213,784
Kellogg Co.	3,360	232,378
Kroger Co. (The)	7,193	208,525
Mattel, Inc.*(a)	7,495	101,557
Navistar International Corp.*	2,550	73,797
Oracle Corp.	2,746	145,483

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
United Parcel Service, Inc. (Class B Stock)	744	$87,093
Verizon Communications, Inc.	1,147	70,426
Walgreens Boots Alliance, Inc.	3,771	222,338
Wells Fargo & Co.	2,360	126,968

		2,429,569

TOTAL COMMON STOCKS (cost $8,535,423)		8,403,513

EXCHANGE-TRADED FUNDS — 19.8%
United States
Franklin LibertyQ Emerging Markets ETF**	28,000	833,952
SPDR Bloomberg Barclays High Yield Bond ETF(a)	37,242	4,079,489

UNAFFILIATED FUND — 22.6%
Franklin Strategic Series - Franklin Strategic Income Fund (Class R6 Stock)**	582,749	5,594,390

(cost $5,641,006)
TOTAL LONG-TERM INVESTMENTS (cost $19,111,324)		18,911,344

SHORT-TERM INVESTMENTS — 32.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	5,431,032	5,431,032
PGIM Institutional Money Market Fund (cost $2,583,828; includes $2,579,367 of cash collateral for securities on loan)(b)(w)	2,583,568	2,584,085

TOTAL SHORT-TERM INVESTMENTS (cost $8,014,860)		8,015,117

TOTAL INVESTMENTS — 108.6% (cost $27,126,184)		26,926,461
Liabilities in excess of other assets(Z) — (8.6)%		(2,129,527)

NET ASSETS — 100.0%		$24,796,934

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

**	Investments are affiliated with the Subadvisor.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,527,680; cash collateral of $2,579,367 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
13	10 Year U.S. Treasury Notes	Mar. 2020	$1,669,485	$(12,939)
16	Euro STOXX 50 Index	Mar. 2020	669,251	7,061
7	NASDAQ 100 E-Mini Index	Mar. 2020	1,225,315	20,571
24	Russell 2000 E-Mini Index	Mar. 2020	2,004,720	18,700

				33,393

Short Position:
17	S&P 500 E-Mini Index	Mar. 2020	2,746,435	(74,201)

				$(40,808)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019:

Reference Entity	Financing Rate		Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Barclays Cross Asset Trend Index(M)	0.53%	(M)	Barclays Bank PLC	2/21/20	745	$57,743	$—	$57,743
Barclays TrendStar+ Index(M)	0.70%	(M)	Barclays Bank PLC	2/21/20	1,025	(20,246)	—	(20,246)
SGI VI Smart Beta Index(M)(3) 1 Month LIBOR + 0.50%(M)			Societe Generale	2/21/20	2,400	(34,551)	—	(34,551)

						$2,946	$—	$2,946

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

(3)	The value of the SGI VI Smart Beta Index is derived from CBOE Volatility Index Futures. The allocation was 0% at December 31, 2019.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$57,743	$(54,797)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
J.P. Morgan Securities LLC	$117,196	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3— unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Canada	$196,250	$—	$—
China	162,100	329,209	—
Denmark	—	87,868	—
France	—	757,222	—
Germany	—	642,066	—
Hong Kong	—	109,682	—
Ireland	—	36,375	—
Israel	68,737	—	—
Italy	—	122,079	—
Japan	—	910,911	—
Luxembourg	—	150,030	—
Netherlands	—	400,548	—

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Singapore	$—	$205,141	$—
South Korea	135,114	208,831	—
Spain	—	72,827	—
Switzerland	—	311,996	—
Thailand	—	111,529	—
United Kingdom	—	955,429	—
United States	2,429,569	—	—
Exchange-Traded Funds
United States	4,913,441	—	—
Unaffiliated Fund	5,594,390	—	—
Affiliated Mutual Funds	8,015,117	—	—

Total	$21,514,718	$5,411,743	$—

Other Financial Instruments*
Assets
Futures Contracts	$46,332	$—	$—
OTC Total Return Swap Agreement	—	57,743	—

Total	$46,332	$57,743	$—

Liabilities
Futures Contracts	$(87,140)	$—	$—
OTC Total Return Swap Agreements	—	(54,797)	—

Total	$(87,140)	$(54,797)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (10.4% represents investments purchased with collateral from securities on loan)	32.3%
Unaffiliated Fund	22.6
Exchange-Traded Funds	19.8
Banks	6.4
Pharmaceuticals	5.3
Oil, Gas & Consumable Fuels	3.2
Food & Staples Retailing	2.1
Diversified Telecommunication Services	2.0
Industrial Conglomerates	1.4
Multi-Utilities	1.1
Wireless Telecommunication Services	1.0
Media	1.0
Food Products	0.9
Real Estate Management & Development	0.9
Biotechnology	0.9
Technology Hardware, Storage & Peripherals	0.8
Insurance	0.7
Beverages	0.7
Metals & Mining	0.6
Household Durables	0.6

Software	0.6%
Specialty Retail	0.5
Health Care Providers & Services	0.4
Leisure Products	0.4
Marine	0.4
Air Freight & Logistics	0.4
Interactive Media & Services	0.3
Machinery	0.3
Gas Utilities	0.3
Building Products	0.2
Electronic Equipment, Instruments & Components	0.2
Capital Markets	0.2
Consumer Finance	0.1
Communications Equipment	0.0 *

108.6
Liabilities in excess of other assets	(8.6)

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$46,332	*	Due from/to broker-variation margin futures	$74,201	*
Equity contracts	Unrealized appreciation on OTC swap agreements	57,743		Unrealized depreciation on OTC swap agreements	34,551
Interest rate contracts	—	—		Due from/to broker-variation margin futures	12,939	*
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	20,246

		$104,075			$141,937

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Equity contracts	$(257,903)	$64,846
Foreign exchange contracts	(29,914)	—
Interest rate contracts	32,783	(30,965)

Total	$(255,034)	$33,881

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Equity contracts	$(78,819)	$(237,197)
Foreign exchange contracts	1,103	—
Interest rate contracts	14,850	(16,307)

Total	$(62,866)	$(253,504)

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$3,866,026	$4,575,633

Total Return Swap Agreements(1)
$3,376,439

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$2,527,680	$(2,527,680)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Barclays Bank PLC	$57,743	$(20,246)	$37,497	$—	$37,497
Societe Generale	—	(34,551)	(34,551)	—	(34,551)

	$57,743	$(54,797)	$2,946	$—	$2,946

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST FRANKLIN TEMPLETON K2 GLOBAL ABSOLUTE RETURN PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $2,527,680:
Unaffiliated investments (cost $19,111,324)	$18,911,344
Affiliated investments (cost $8,014,860)	8,015,117
Foreign currency, at value (cost $313,671)	315,286
Deposit with broker for centrally cleared/exchange-traded derivatives	117,196
Receivable for Portfolio shares sold	68,746
Unrealized appreciation on OTC swap agreements	57,743
Tax reclaim receivable	28,348
Dividends receivable	11,958
Receivable from affiliate	159
Prepaid expenses	787

Total Assets	27,526,684

LIABILITIES
Payable to broker for collateral for securities on loan	2,579,367
Accrued expenses and other liabilities	70,948
Unrealized depreciation on OTC swap agreements	54,797
Payable to affiliate	17,799
Due to broker-variation margin futures	2,737
Management fee payable	2,094
Distribution fee payable	1,013
Payable for Portfolio shares repurchased	638
Affiliated transfer agent fee payable	357

Total Liabilities	2,729,750

NET ASSETS	$24,796,934

Net assets were comprised of: Partners’ Equity	$24,796,934

Net asset value and redemption price per share, $24,796,934 / 2,400,319 outstanding shares of beneficial interest	$10.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $25,957 foreign withholding tax, of which $2,397 is reimbursable by an affiliate)	$703,664
Affiliated dividend income	185,952
Income from securities lending, net (including affiliated income of $5,223)	8,590

Total income	898,206

EXPENSES
Management fee	188,344
Distribution fee	60,174
Custodian and accounting fees	105,941
Audit fee	42,110
Fund data services	13,646
Legal fees and expenses	11,974
Trustees’ fees	9,640
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Shareholders’ reports	4,881
Miscellaneous	13,038

Total expenses	456,755
Less: Fee waiver and/or expense reimbursement	(204,375)

Net expenses	252,380

NET INVESTMENT INCOME (LOSS)	645,826

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(456))	(51,496)
Futures transactions	(255,034)
Swap agreements transactions	33,881
Foreign currency transactions	(4,603)

(277,252)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $342)	1,313,749
Futures	(62,866)
Swap agreements	(253,504)
Foreign currencies	1,412

998,791

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	721,539

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,367,365

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$645,826	$487,757
Net realized gain (loss) on investment and foreign currency transactions	(277,252)	628,396
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	998,791	(2,604,807)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,367,365	(1,488,654)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [268,880 and 434,504 shares, respectively]	2,707,305	4,456,247
Portfolio shares repurchased [357,559 and 356,023 shares, respectively]	(3,535,051)	(3,572,258)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(827,746)	883,989

CAPITAL CONTRIBUTIONS	42	1,856

TOTAL INCREASE (DECREASE)	539,661	(602,809)
NET ASSETS:
Beginning of year	24,257,273	24,860,082

End of year	$24,796,934	$24,257,273

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value
LONG-TERM INVESTMENTS — 87.1%
EXCHANGE-TRADED FUNDS — 45.9%
Goldman Sachs ActiveBeta International Equity ETF**(a)	56,184	$1,699,566
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF**(a)	103,347	6,683,450
iShares Core MSCI EAFE ETF(a)	130,319	8,502,012
iShares Core MSCI Emerging Markets ETF	58,416	3,140,444

TOTAL EXCHANGE-TRADED FUNDS (cost $18,234,994)		20,025,472

UNAFFILIATED FUNDS** — 41.2%
Goldman Sachs Absolute Return Tracker Fund, (Institutional Shares)	224,463	2,186,272
Goldman Sachs Alternative Premia Fund, (Institutional Shares)*	82,872	679,549
Goldman Sachs Core Fixed Income Fund, (Institutional Shares)	587,257	6,313,018
Goldman Sachs Emerging Markets Debt Fund, (Institutional Shares)	69,233	859,880
Goldman Sachs Emerging Markets Equity Insights Fund, (Institutional Shares)	175,803	1,724,631
Goldman Sachs Global Infrastructure Fund, (Institutional Shares)	58,513	731,418
Goldman Sachs High Yield Floating Rate Fund, (Institutional Shares)	68,965	652,406
Goldman Sachs High Yield Fund, (Institutional Shares)	60,857	395,569
Goldman Sachs International Real Estate Securities Fund, (Institutional Shares)	47,308	304,192
Goldman Sachs Local Emerging Markets Debt Fund, (Institutional Shares)	98,431	596,492
Goldman Sachs Managed Futures Strategy Fund, (Institutional Shares)	103,571	1,022,247
Goldman Sachs Real Estate Securities Fund, (Institutional Shares)	22,355	309,169
Goldman Sachs Tactical Tilt Overlay Fund, (Institutional Shares)	219,809	2,184,899

TOTAL UNAFFILIATED FUNDS (cost $17,710,588)		17,959,742

TOTAL LONG-TERM INVESTMENTS (cost $35,945,582)		37,985,214

	Shares	Value

SHORT-TERM INVESTMENTS — 21.4%
AFFILIATED MUTUAL FUNDS — 21.0%
PGIM Core Ultra Short Bond Fund(w)	5,201,611	$5,201,611
PGIM Institutional Money Market Fund (cost $3,950,272; includes $3,943,622 of cash collateral for securities on loan)(b)(w)	3,949,855	3,950,645

TOTAL AFFILIATED MUTUAL FUNDS (cost $9,151,883)		9,152,256

OPTIONS PURCHASED*~ — 0.4% (cost $173,315)		161,731

TOTAL SHORT-TERM INVESTMENTS (cost $9,325,198)		9,313,987

TOTAL INVESTMENTS — 108.5% (cost $45,270,780)		47,299,201
Liabilities in excess of other assets(z) — (8.5)%		(3,697,389)

NET ASSETS — 100.0%		$43,601,812

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

**	Investments are affiliated with the Subadvisor.

~	See tables subsequent to the Schedule of Investments for options detail.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,877,889; cash collateral of $3,943,622 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
90 Day Euro Dollar Futures	Call	03/16/20	$98.50	6	15	$112
90 Day Euro Dollar Futures	Call	06/15/20	$98.50	4	10	325
90 Day Euro Dollar Futures	Call	09/14/20	$97.50	4	10	8,650
90 Day Euro Dollar Futures	Call	09/14/20	$98.00	1	3	925
90 Day Euro Dollar Futures	Call	12/14/20	$97.50	4	10	8,800
90 Day Euro Dollar Futures	Call	12/14/20	$98.00	1	3	1,006

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Purchased (continued):

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
90 Day Euro Dollar Futures	Call	03/15/21	$97.00	3	8	$10,800
90 Day Euro Dollar Futures	Call	03/15/21	$98.25	34	85	25,712
90 Day Euro Dollar Futures	Call	06/14/21	$97.00	3	8	10,800
90 Day Euro Dollar Futures	Call	06/14/21	$98.00	11	28	14,094
90 Day Euro Dollar Futures	Call	06/14/21	$98.25	30	75	25,875
90 Day Euro Dollar Futures	Call	09/13/21	$97.00	4	10	14,375
90 Day Euro Dollar Futures	Call	09/13/21	$98.25	28	70	26,600
90 Day Euro Dollar Futures	Call	12/13/21	$98.13	1	3	1,169
90 Day Euro Dollar Futures	Call	12/13/21	$98.50	18	45	12,488

Total Options Purchased (cost $ 173,315)						$161,731

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
9	Russell 2000 E-Mini Index	Mar. 2020	$751,770	$9,611
53	S&P 500 E-Mini Index	Mar. 2020	8,562,415	117,443

				$127,054

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	1,060	$727,181	$745,290	$—	$(18,109)
British Pound,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	1,335	1,755,544	1,772,130	—	(16,586)
Danish Krone,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	DKK	1,300	194,532	196,196	—	(1,664)
Euro,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	3,060	3,418,711	3,449,177	—	(30,466)
Hong Kong Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	HKD	2,730	348,516	350,132	—	(1,616)
Israeli Shekel,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ILS	120	34,773	34,897	—	(124)
Japanese Yen,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	287,000	2,655,033	2,653,102	1,931	—
New Zealand Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	40	26,183	26,959	—	(776)
Norwegian Krone,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NOK	600	65,539	68,358	—	(2,819)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SGD	190	$139,602	$141,377	$—	$(1,775)
Swedish Krona,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SEK	2,700	285,825	289,346	—	(3,521)
Swiss Franc,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CHF	980	999,451	1,018,245	—	(18,794)

				$10,650,890	$10,745,209	$1,931	$(96,250)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Barclays Bank PLC	$240,629	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Exchange-Traded Funds	$20,025,472	$—	$—
Unaffiliated Funds	17,959,742	—	—
Affiliated Mutual Funds	9,152,256	—	—
Options Purchased	161,731	—	—

Total	$47,299,201	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$127,054	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	1,931	—

Total	$127,054	$1,931	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(96,250)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Exchange-Traded Funds	45.9%
Unaffiliated Funds	41.2
Affiliated Mutual Funds (9.0% represents investments purchased with collateral from securities on loan)	21.0
Options Purchased	0.4

108.5
Liabilities in excess of other assets	(8.5)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk, and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$127,054	*	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,931		Unrealized depreciation on OTC forward foreign currency exchange contracts	96,250
Interest rate contracts	Unaffiliated investments	161,731		—	—

		$290,716			$96,250

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Futures	Forward Currency Exchange Contracts
Equity contracts	$—	$1,504,272	$—
Foreign exchange contracts	—	—	226,154
Interest rate contracts	96,366	(393,032)	—

Total	$96,366	$1,111,240	$226,154

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Forward Currency Exchange Contracts
Equity contracts	$—	$446,191	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Forward Currency Exchange Contracts
Foreign exchange contracts	$—	$—	$(52,598)
Interest rate contracts	18,866	118,264	—

Total	$18,866	$564,455	$(52,598)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$204,187	$13,246,862	$15,399,335	$435,647

Forward Foreign Currency Exchange Contracts—Sold(3)
$9,674,249

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$3,877,889	$(3,877,889)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Morgan Stanley & Co. International PLC	$1,931	$(96,250)	$(94,319)	$—	$(94,319)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST GOLDMAN SACHS GLOBAL GROWTH ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $3,877,889:
Unaffiliated investments (cost $36,118,897)	$38,146,945
Affiliated investments (cost $9,151,883)	9,152,256
Deposit with broker for centrally cleared/exchange-traded derivatives	240,629
Receivable for Portfolio shares sold	108,132
Dividends and interest receivable	26,412
Due from broker-variation margin futures	18,825
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,931
Prepaid expenses	8,874

Total Assets	47,704,004

LIABILITIES
Payable to broker for collateral for securities on loan	3,943,622
Unrealized depreciation on OTC forward foreign currency exchange contracts	96,250
Accrued expenses and other liabilities	55,169
Management fee payable	4,695
Distribution fee payable	1,778
Affiliated transfer agent fee payable	357
Payable to custodian	321

Total Liabilities	4,102,192

NET ASSETS	$43,601,812

Net assets were comprised of:
Partners’ Equity	$43,601,812

Net asset value and redemption price per share, $43,601,812 / 3,178,853 outstanding shares of beneficial interest	$13.72

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$976,253
Interest income	748
Affiliated dividend income	120,108
Income from securities lending, net (including affiliated income of $11,292)	15,087

Total income	1,112,196

EXPENSES
Management fee	297,412
Distribution fee	95,020
Custodian and accounting fees	79,570
Audit fee	42,110
Legal fees and expenses	12,013
Trustees’ fees	9,760
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	5,271
Miscellaneous	17,192

Total expenses	565,356
Less: Fee waiver and/or expense reimbursement	(239,344)

Net expenses	326,012

NET INVESTMENT INCOME (LOSS)	786,184

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,219)	188,935
Futures transactions	1,111,240
Forward currency contract transactions	226,154
Net capital gain distribution received	138,888
Foreign currency transactions	41,203

1,706,420

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $447)	3,981,962
Futures	564,455
Forward currency contracts	(52,598)
Foreign currencies	(899)

4,492,920

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	6,199,340

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,985,524

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$786,184	$607,244
Net realized gain (loss) on investment and foreign currency transactions	1,567,532	1,164,697
Net capital gain distribution received	138,888	—
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	4,492,920	(5,295,124)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,985,524	(3,523,183)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [478,951 and 527,647 shares, respectively]	6,208,445	6,602,433
Portfolio shares repurchased [234,625 and 193,175 shares, respectively]	(2,982,938)	(2,369,492)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	3,225,507	4,232,941

TOTAL INCREASE (DECREASE)	10,211,031	709,758
NET ASSETS:
Beginning of year	33,390,781	32,681,023

End of year	$43,601,812	$33,390,781

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS — 107.4%
ASSET-BACKED SECURITIES — 10.2%
Cayman Islands — 6.2%
CarVal CLO Ltd.,
Series 2019-01A, Class AN, 144A, 3 Month LIBOR + 1.480% (Cap N/A, Floor 1.480%)
3.446%(c)	04/20/32	4,000	$3,985,111
Catamaran CLO Ltd.,
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.786%(c)	01/27/28	3,750	3,737,536
Cutwater Ltd.,
Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.251%(c)	07/15/26	1,960	1,959,139
Halcyon Loan Advisors Funding Ltd.,
Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 0.000%)
3.133%(c)	04/18/26	594	595,616
Jamestown CLO Ltd.,
Series 2018-06RA, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
3.090%(c)	04/25/30	2,150	2,140,060
Madison Park Funding Ltd.,
Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
2.751%(c)	04/15/29	5,550	5,481,811
Mariner CLO LLC,
Series 2017-04A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.146%(c)	10/26/29	8,050	8,054,791
Shackleton CLO Ltd.,
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
2.994%(c)	05/07/31	3,000	2,966,863
Sound Point CLO Ltd.,
Series 2013-02RA, Class A1, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
2.951%(c)	04/15/29	3,150	3,125,326
Staniford Street CLO Ltd.,
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
3.074%(c)	06/15/25	410	410,170

			32,456,423

United States — 4.0%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-through Certificates,
Series 2005-R11, Class M2, 1 Month LIBOR + 0.470% (Cap N/A, Floor 0.470%)
2.262%(c)	01/25/36	2,200	2,160,892
ECMC Group Student Loan Trust,
Series 2017-01A, Class A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
2.992%(c)	12/27/66	4,483	4,481,259
Higher Education Funding,
Series 2014-01, Class A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
2.960%(c)	05/25/34	2,866	2,863,565

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Mill City Mortgage Loan Trust,
Series 2017-02, Class A3, 144A
2.884%(cc)	07/25/59	720	$724,745
Montana Higher Education Student Assistance Corp.,
Series 2012-01, Class A3, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
2.815%(c)	07/20/43	1,000	990,211
Navient Student Loan Trust,
Series 2017-02A, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
2.842%(c)	12/27/66	975	969,157
Scholar Funding Trust,
Series 2010-A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.686%(c)	10/28/41	783	767,783
SLM Student Loan Trust,
Series 2003-01, Class A5A, 144A, 3 Month LIBOR + 0.110% (Cap N/A, Floor 0.110%)
2.004%(c)	12/15/32	2,005	1,872,833
Series 2007-02, Class A4, 3 Month LIBOR + 0.060% (Cap N/A, Floor 0.000%)
2.000%(c)	07/25/22	2,717	2,613,599
Series 2008-02, Class A3, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.690%(c)	04/25/23	138	135,491
Series 2008-04, Class A4, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
3.590%(c)	07/25/22	764	769,479
Series 2008-05, Class A4, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
3.640%(c)	07/25/23	1,504	1,516,954
Soundview Home Loan Trust,
Series 2007-NS01, Class A3, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
1.992%(c)	01/25/37	1,047	1,029,536

			20,895,504

TOTAL ASSET-BACKED SECURITIES (cost $53,136,638)			53,351,927

CORPORATE BONDS — 34.0%
Australia — 0.4%
Commonwealth Bank of Australia,
Sub. Notes, 144A, MTN
3.610%(ff)	09/12/34	800	808,433
Macquarie Group Ltd.,
Sr. Unsec’d. Notes, 144A
3.763%(ff)	11/28/28	250	261,335
Westpac Banking Corp.,
Sub. Notes
4.110%(ff)	07/24/34	800	839,434

			1,909,202

Belgium — 0.8%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
3.650%	02/01/26	800	853,224
4.900%	02/01/46	500	593,587

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Belgium (cont’d.)
Anheuser-Busch InBev Finance, Inc.,
Gtd. Notes
3.300%	02/01/23			340	$352,203
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
4.150%	01/23/25			400	435,310
4.600%	04/15/48			450	512,320
4.750%	01/23/29			850	985,375
KBC Group NV,
Sr. Unsec’d. Notes, EMTN
0.750%	10/18/23		EUR	600	686,803

					4,418,822

Bermuda — 0.1%
Bacardi Ltd.,
Gtd. Notes, 144A
4.700%	05/15/28	(a)		500	545,390

Brazil — 0.1%
Banco do Brasil SA,
Jr. Sub. Notes
6.250%(ff)	—	(rr)		410	416,965
Petrobras Global Finance BV,
Gtd. Notes, 144A
5.093%	01/15/30			30	32,174
Vale Overseas Ltd.,
Gtd. Notes
6.250%	08/10/26			100	117,134

					566,273

Canada — 1.1%
1011778 BC ULC/New Red Finance, Inc.,
Sec’d. Notes, 144A
5.000%	10/15/25			950	987,649
Bank of Montreal,
Sr. Unsec’d. Notes, Series D, MTN
3.100%	04/13/21			1,950	1,981,558
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A
7.500%	03/15/25			98	101,130
7.875%	04/15/27			650	669,711
GFL Environmental, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	12/15/26			650	683,256
MEG Energy Corp.,
Gtd. Notes, 144A
6.375%	01/30/23			400	401,383
7.000%	03/31/24			544	549,081
Telesat Canada/Telesat LLC,
Sr. Sec’d. Notes, 144A
4.875%	06/01/27			146	148,849

					5,522,617

Cayman Islands — 0.2%
Global Aircraft Leasing Co. Ltd.,
Sr. Unsec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	09/15/24	(a)		1,050	1,095,588

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
China — 0.5%
China Evergrande Group,
Sr. Sec’d. Notes
8.250%	03/23/22			230	$215,432
CNAC HK Finbridge Co. Ltd.,
Gtd. Notes
3.125%	06/19/22			660	665,479
4.625%	03/14/23			460	483,734
Huarong Finance II Co. Ltd.,
Gtd. Notes, EMTN
5.000%	11/19/25			400	435,613
5.500%	01/16/25			400	440,625
Kaisa Group Holdings Ltd.,
Sr. Sec’d. Notes
8.500%	06/30/22			200	196,828

					2,437,711

France — 2.8%
AXA SA,
Sub. Notes, EMTN
3.250%(ff)	05/28/49		EUR	150	191,708
BNP Paribas SA,
Jr. Sub. Notes, 144A
6.625%(ff)	—	(a)(rr)		300	324,965
Sr. Unsec’d. Notes
3.375%	01/09/25	(a)		750	778,671
Sr. Unsec’d. Notes, 144A
3.375%	01/09/25	(a)		900	934,405
Sr. Unsec’d. Notes, EMTN
2.125%(ff)	01/23/27		EUR	1,200	1,469,505
Sub. Notes, 144A, MTN
4.375%(ff)	03/01/33	(a)		750	809,961
BPCE SA,
Sr. Unsec’d. Notes, 144A
4.000%	09/12/23			1,990	2,100,276
Credit Agricole SA,
Sr. Unsec’d. Notes, 144A, MTN
3.375%	01/10/22			250	255,808
3.750%	04/24/23			250	261,325
Dexia Credit Local SA,
Gov’t. Liquid Gtd. Notes, EMTN
1.125%	06/15/22		GBP	2,600	3,456,115
Electricite de France SA,
Sr. Unsec’d. Notes, 144A
4.500%	09/21/28			1,150	1,276,561
Societe Generale SA,
Jr. Sub. Notes, 144A
8.000%(ff)	—	(rr)		500	588,374
Sr. Unsec’d. Notes, EMTN
1.750%	03/22/29		EUR	1,300	1,568,455
Total Capital International SA,
Gtd. Notes
3.461%	07/12/49			250	263,562
WEA Finance LLC,
Gtd. Notes, 144A
3.500%	06/15/29	(a)		550	570,497

					14,850,188

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Germany — 2.7%
Bayer US Finance II LLC,
Gtd. Notes, 144A
3.875%	12/15/23			500	$524,928
4.250%	12/15/25			800	862,707
4.375%	12/15/28			450	491,073
Commerzbank AG,
Sub. Notes, EMTN
4.000%	03/23/26		EUR	400	505,334
Deutsche Bank AG,
Sr. Unsec’d. Notes
2.700%	07/13/20			1,425	1,426,048
Sr. Unsec’d. Notes, MTN
3.125%	01/13/21			100	100,431
Sub. Notes, EMTN
4.500%	05/19/26		EUR	500	613,785
Deutsche Telekom International Finance BV,
Gtd. Notes, 144A
4.750%	06/21/38			250	286,479
innogy Finance BV,
Gtd. Notes, EMTN
6.125%	07/06/39		GBP	250	508,603
Kreditanstalt fuer Wiederaufbau,
Gov’t. Gtd. Notes
0.375%	03/15/23		EUR	5,800	6,660,411
Mercer International, Inc.,
Sr. Unsec’d. Notes
5.500%	01/15/26	(a)		414	424,095
O2 Telefonica Deutschland Finanzierungs GmbH,
Gtd. Notes
1.750%	07/05/25		EUR	400	470,860
Volkswagen Leasing GmbH,
Gtd. Notes, EMTN
1.625%	08/15/25		EUR	900	1,055,389

					13,930,143

India — 0.0%
Reliance Industries Ltd.,
Sr. Unsec’d. Notes
4.125%	01/28/25			250	264,633

Ireland — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
Gtd. Notes
3.500%	05/26/22			1,250	1,283,934
4.625%	07/01/22			1,200	1,267,342
AIB Group PLC,
Sr. Unsec’d. Notes, 144A, MTN
4.750%	10/12/23			1,000	1,074,516
Avolon Holdings Funding Ltd.,
Gtd. Notes, 144A
3.950%	07/01/24			300	312,994

					3,938,786

Italy — 0.4%
Societa Iniziative Autostradali e Servizi SpA,
Sr. Sec’d. Notes, EMTN
3.375%	02/13/24		EUR	450	555,645

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Italy (cont’d.)
Telecom Italia SpA,
Sr. Unsec’d. Notes, EMTN
4.000%	04/11/24		EUR	450	$559,706
UniCredit SpA,
Jr. Sub. Notes
8.000%(ff)	—	(rr)		250	273,291
Sr. Unsec’d. Notes, 144A, MTN
6.572%	01/14/22			650	697,785

					2,086,427

Japan — 0.2%
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes
2.950%	03/01/21			404	408,603
3.751%	07/18/39			600	656,124

					1,064,727

Luxembourg — 0.3%
Blackstone Property Partners Europe Holdings Sarl,
Sr. Unsec’d. Notes, EMTN
2.200%	07/24/25		EUR	300	358,243
Logicor Financing Sarl,
Gtd. Notes, EMTN
2.250%	05/13/25		EUR	450	540,497
3.250%	11/13/28		EUR	450	565,351

					1,464,091

Mexico — 0.6%
Mexico City Airport Trust,
Sr. Sec’d. Notes
4.250%	10/31/26			680	711,170
5.500%	10/31/46	(a)		305	314,748
Sr. Sec’d. Notes, 144A
3.875%	04/30/28			310	317,170
5.500%	10/31/46			200	206,392
5.500%	07/31/47			300	309,874
Petroleos Mexicanos,
Gtd. Notes
6.500%	03/13/27			150	158,783
Gtd. Notes, EMTN
5.125%	03/15/23		EUR	400	501,400
Trust F/1401,
Sr. Unsec’d. Notes
5.250%	12/15/24	(a)		400	434,963

					2,954,500

Netherlands — 0.8%
Cooperatieve Rabobank UA,
Sub. Notes
3.875%	07/25/23		EUR	400	505,375
ING Bank NV,
Sub. Notes, 144A
5.800%	09/25/23			700	777,477
ING Groep NV,
Jr. Sub. Notes
6.750%(ff)	—	(rr)		200	217,204

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Netherlands (cont’d.)
NXP BV/NXP Funding LLC,
Gtd. Notes, 144A
3.875%	09/01/22			2,500	$2,594,824

					4,094,880

Russia — 0.2%
Gazprom PJSC Via Gaz Capital SA,
Sr. Unsec’d. Notes, 144A
5.150%	02/11/26			960	1,070,282
Sr. Unsec’d. Notes, EMTN
7.288%	08/16/37			180	252,014

					1,322,296

South Africa — 0.0%
Sasol Financing International Ltd.,
Gtd. Notes
4.500%	11/14/22			200	206,575

Spain — 0.7%
Banco Bilbao Vizcaya Argentaria SA,
Sr. Unsec’d. Notes, GMTN
0.750%	09/11/22		EUR	300	342,127
Banco de Sabadell SA,
Sr. Unsec’d. Notes, EMTN
0.875%	03/05/23		EUR	300	340,610
Banco Santander SA,
Jr. Sub. Notes
4.750%(ff)	—	(rr)	EUR	600	694,893
Sr. Unsec’d. Notes
2.706%	06/27/24			600	608,058
3.306%	06/27/29			200	206,274
CaixaBank SA,
Jr. Sub. Notes
5.250%(ff)	—	(rr)	EUR	600	687,322
Sr. Unsec’d. Notes, EMTN
1.125%	05/17/24		EUR	300	348,022
Telefonica Emisiones SA,
Gtd. Notes, EMTN
1.788%	03/12/29		EUR	400	486,426

					3,713,732

Switzerland — 1.1%
Credit Suisse Group AG,
Jr. Sub. Notes, 144A
7.250%(ff)	—	(rr)		200	223,788
Sr. Unsec’d. Notes, 144A
2.593%(ff)	09/11/25			1,200	1,202,923
3.869%(ff)	01/12/29			750	800,768
Glencore Funding LLC,
Gtd. Notes, 144A
4.125%	05/30/23			450	469,726
4.125%	03/12/24			475	497,560
4.625%	04/29/24			550	587,130
Syngenta Finance NV,
Gtd. Notes, 144A
4.441%	04/24/23			500	519,407
4.892%	04/24/25	(a)		450	482,809
5.182%	04/24/28	(a)		250	269,369

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Switzerland (cont’d.)
UBS Group AG,
Jr. Sub. Notes, 144A
7.000%(ff)	—	(rr)		700	$765,697

					5,819,177

Turkey — 0.1%
Turkiye Vakiflar Bankasi TAO,
Sr. Unsec’d. Notes
8.125%	03/28/24			350	371,581

United Kingdom — 2.3%
Aviva PLC,
Sub. Notes
6.125%(ff)	11/14/36		GBP	200	321,485
Sub. Notes, EMTN
5.125%(ff)	06/04/50		GBP	100	153,824
6.125%(ff)	07/05/43		EUR	150	197,976
Barclays Bank PLC,
Sub. Notes
10.179%	06/12/21			450	499,624
Sub. Notes, EMTN
10.000%	05/21/21		GBP	400	590,150
Barclays PLC,
Sr. Unsec’d. Notes
3.684%	01/10/23			300	307,502
BAT International Finance PLC,
Gtd. Notes, 144A
3.950%	06/15/25			50	52,710
BP Capital Markets PLC,
Gtd. Notes
3.723%	11/28/28			400	435,678
3.814%	02/10/24			150	160,069
British Telecommunications PLC,
Sr. Unsec’d. Notes
5.125%	12/04/28	(a)		600	688,984
HSBC Holdings PLC,
Sr. Unsec’d. Notes
3.803%(ff)	03/11/25			1,750	1,836,802
Nationwide Building Society,
Sr. Unsec’d. Notes, 144A
3.960%(ff)	07/18/30			350	375,439
Sr. Unsec’d. Notes, 144A, MTN
3.622%(ff)	04/26/23	(a)		250	256,786
Reynolds American, Inc.,
Gtd. Notes
4.000%	06/12/22			250	260,244
Royal Bank of Scotland Group PLC,
Sr. Unsec’d. Notes
3.498%(ff)	05/15/23			750	768,136
3.875%	09/12/23			250	261,642
4.269%(ff)	03/22/25			300	318,913
4.519%(ff)	06/25/24	(a)		550	583,974
Sr. Unsec’d. Notes, EMTN
1.750%(ff)	03/02/26		EUR	400	470,545
Sub. Notes
3.754%(ff)	11/01/29	(a)		250	255,228

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United Kingdom (cont’d.)
Santander UK PLC,
Sr. Unsec’d. Notes
2.875%	06/18/24	(a)		1,300	$1,327,936
Thames Water Utilities Finance PLC,
Sec’d. Notes, EMTN
5.750%(ff)	09/13/30		GBP	650	937,528
Vodafone Group PLC,
Sr. Unsec’d. Notes
3.750%	01/16/24	(a)		750	791,889

					11,853,064

United States — 17.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes, 144A
2.600%	11/21/24			1,050	1,058,753
2.950%	11/21/26			1,000	1,016,162
3.200%	11/21/29			1,050	1,070,367
4.050%	11/21/39	(a)		500	524,015
4.250%	11/21/49			550	581,989
Acadia Healthcare Co., Inc.,
Gtd. Notes
6.500%	03/01/24			94	97,500
Air Lease Corp.,
Sr. Unsec’d. Notes
3.875%	07/03/23			1,350	1,416,854
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
7.500%	03/15/26			606	681,124
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
3.375%	08/15/31	(a)		400	416,547
Ameren Corp.,
Sr. Unsec’d. Notes
2.500%	09/15/24			100	100,783
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	04/01/25			96	99,958
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.750%	03/01/27			800	704,213
Antero Resources Corp.,
Gtd. Notes
5.375%	11/01/21			108	102,927
AT&T, Inc.,
Sr. Unsec’d. Notes
1.800%	09/14/39		EUR	450	481,879
2.800%	02/17/21			1,000	1,008,791
3.000%	06/30/22			150	153,226
3.200%	03/01/22			800	818,954
3.400%	05/15/25			50	52,396
3.950%	01/15/25			200	214,091
4.100%	02/15/28	(a)		650	706,674
4.350%	03/01/29	(a)		1,000	1,110,565
4.350%	06/15/45			150	161,417
4.750%	05/15/46			50	56,426
4.850%	07/15/45			50	57,146
5.450%	03/01/47			50	61,799

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25	(a)		560	$577,215
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
3.875%	08/01/25			2,200	2,366,963
5.875%	02/07/42	(a)		600	850,977
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
9.250%	04/01/26			86	98,832
Beacon Roofing Supply, Inc.,
Gtd. Notes, 144A
4.875%	11/01/25			492	494,209
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.894%	06/06/22			1,000	1,015,935
3.363%	06/06/24			1,550	1,613,284
BP Capital Markets America, Inc.,
Gtd. Notes
3.017%	01/16/27			100	103,368
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.000%	01/15/22			250	253,689
3.625%	01/15/24			250	258,902
Broadcom, Inc.,
Gtd. Notes, 144A
3.125%	10/15/22			1,500	1,529,229
3.625%	10/15/24	(a)		1,450	1,505,362
4.250%	04/15/26			1,500	1,596,142
Calpine Corp.,
Sr. Unsec’d. Notes
5.750%	01/15/25			96	98,729
CenturyLink, Inc.,
Sr. Unsec’d. Notes, Series Y
7.500%	04/01/24	(a)		433	488,920
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.579%	07/23/20			250	251,607
4.500%	02/01/24	(a)		1,700	1,828,519
4.800%	03/01/50	(a)		500	527,651
4.908%	07/23/25			200	220,376
Chemours Co. (The),
Gtd. Notes
6.625%	05/15/23	(a)		622	626,618
Chubb INA Holdings, Inc.,
Gtd. Notes
0.875%	06/15/27		EUR	100	114,315
1.400%	06/15/31		EUR	150	175,781
1.550%	03/15/28		EUR	600	716,933
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23			800	839,364
Cincinnati Bell, Inc.,
Gtd. Notes, 144A
7.000%	07/15/24	(a)		364	381,512

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.250%	03/07/25			950	$1,051,071
Cleveland-Cliffs, Inc.,
Gtd. Notes, 144A
5.875%	06/01/27	(a)		410	392,789
Comcast Corp.,
Gtd. Notes
3.700%	04/15/24			900	959,033
3.950%	10/15/25			600	654,661
5.650%	06/15/35			600	783,178
CommScope Technologies LLC,
Gtd. Notes, 144A
6.000%	06/15/25			476	477,437
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26	(a)		396	375,571
DaVita, Inc.,
Gtd. Notes
5.125%	07/15/24	(a)		1,000	1,025,509
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
6.020%	06/15/26			450	519,199
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/42			50	55,722
5.850%	12/15/25			100	118,531
DH Europe Finance II Sarl,
Gtd. Notes
0.450%	03/18/28		EUR	400	443,421
0.750%	09/18/31		EUR	600	657,107
2.600%	11/15/29			200	199,420
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27			100	97,285
Sr. Sec’d. Notes, 144A
5.375%	08/15/26			850	861,230
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25	(a)		400	427,387
4.200%	05/15/28	(a)		800	858,430
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
4.493%	11/15/25			550	605,222
4.725%	11/15/28	(a)		850	963,802
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
4.272%	08/28/23			450	475,278
Energizer Holdings, Inc.,
Gtd. Notes, 144A
7.750%	01/15/27			88	98,404
Energy Transfer Operating LP,
Gtd. Notes
5.250%	04/15/29			100	112,438
5.500%	06/01/27			200	224,820

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Entercom Media Corp.,
Gtd. Notes, 144A
7.250%	11/01/24			94	$99,106
Enterprise Products Operating LLC,
Gtd. Notes
2.850%	04/15/21			450	454,802
3.750%	02/15/25			200	213,406
4.150%	10/16/28			300	331,437
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
4.750%	07/15/23			700	702,251
Expedia Group, Inc.,
Gtd. Notes, 144A
3.250%	02/15/30			850	819,170
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
0.625%	12/03/25		EUR	450	508,159
0.750%	05/21/23		EUR	300	343,457
1.500%	05/21/27		EUR	550	652,342
2.602%	05/21/25		GBP	200	277,572
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.200%	07/01/26			500	518,476
3.500%	07/01/29			600	630,814
Fox Corp.,
Sr. Unsec’d. Notes, 144A
4.030%	01/25/24			200	213,038
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
3.373%	11/15/25	(a)		600	624,536
General Electric Co.,
Sr. Unsec’d. Notes
2.700%	10/09/22			150	151,888
Sr. Unsec’d. Notes, GMTN
3.100%	01/09/23			450	459,705
Sr. Unsec’d. Notes, MTN
6.750%	03/15/32			250	320,561
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
5.650%	01/17/29			150	170,292
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
6.000%	05/15/23			104	102,950
Global Payments, Inc.,
Sr. Unsec’d. Notes
3.200%	08/15/29			250	254,600
GrubHub Holdings, Inc.,
Gtd. Notes, 144A
5.500%	07/01/27	(a)		298	279,241
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	(a)		800	885,335
Sr. Sec’d. Notes
5.250%	04/15/25			300	335,997
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
3.250%	07/15/26			100	103,750

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
4.250%	11/15/23			229	$244,115
Hertz Corp. (The),
Gtd. Notes, 144A
6.000%	01/15/28			424	425,108
HLF Financing Sarl LLC/Herbalife International, Inc.,
Gtd. Notes, 144A
7.250%	08/15/26			94	99,647
IHS Markit Ltd.,
Gtd. Notes, 144A
4.750%	02/15/25			300	328,184
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.875%	12/15/27			468	478,161
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.300%	04/01/26	(a)		400	420,125
3.882%(ff)	07/24/38			750	830,017
4.023%(ff)	12/05/24			1,700	1,812,477
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.300%	05/01/24			50	53,448
Kraft Heinz Foods Co.,
Gtd. Notes
2.800%	07/02/20			20	20,040
Kraton Polymers LLC/Kraton Polymers Capital Corp.,
Gtd. Notes, 144A
7.000%	04/15/25	(a)		675	693,076
L Brands, Inc.,
Gtd. Notes
5.250%	02/01/28			218	207,550
Level 3 Financing, Inc.,
Gtd. Notes
5.625%	02/01/23			950	953,303
Lions Gate Capital Holdings LLC,
Gtd. Notes, 144A
5.875%	11/01/24			488	490,572
Manitowoc Co., Inc. (The),
Sec’d. Notes, 144A
9.000%	04/01/26			428	449,322
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series AA
4.650%	12/01/28			350	395,533
Mattel, Inc.,
Gtd. Notes, 144A
5.875%	12/15/27			100	105,462
6.750%	12/31/25	(a)		539	578,892
Medtronic Global Holdings SCA,
Gtd. Notes
1.000%	07/02/31		EUR	650	750,739
1.500%	07/02/39		EUR	100	112,131
1.625%	03/07/31		EUR	400	492,258
2.250%	03/07/39		EUR	200	255,083
Gtd. Notes, EMTN
0.250%	07/02/25		EUR	350	393,731
Meredith Corp.,
Gtd. Notes
6.875%	02/01/26	(a)		564	586,493

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
MetLife, Inc.,
Sr. Unsec’d. Notes
3.600%	04/10/24			10	$10,679
Sr. Unsec’d. Notes, Series D
4.368%	09/15/23			250	271,019
MGIC Investment Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/23			450	499,265
Morgan Stanley,
Sr. Unsec’d. Notes, EMTN
0.637%(ff)	07/26/24		EUR	400	455,500
Sr. Unsec’d. Notes, GMTN
2.375%	03/31/21		EUR	100	115,699
3.700%	10/23/24			950	1,008,468
Sr. Unsec’d. Notes, MTN
2.720%(ff)	07/22/25			1,000	1,014,155
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38			250	254,394
5.500%	02/15/49			100	113,124
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
4.625%	08/01/29			450	464,228
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21	(a)		910	904,881
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23			92	97,605
NGL Energy Partners LP/NGL Energy Finance Corp.,
Gtd. Notes
7.500%	11/01/23			402	403,953
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25			1,300	1,339,326
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
3.200%	08/15/26			200	202,182
3.500%	08/15/29			150	152,865
5.550%	03/15/26			450	510,619
6.450%	09/15/36			250	306,225
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
5.375%	01/15/25	(a)		370	384,341
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.,
Gtd. Notes, 144A
8.500%	05/15/27			420	446,276
PetSmart, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	06/01/25	(a)		504	514,686
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.500%	12/15/26			100	106,342
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A
9.375%	04/01/27	(a)		370	385,924

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Resideo Funding, Inc.,
Gtd. Notes, 144A
6.125%	11/01/26	(a)		398	$398,229
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Gtd. Notes, 144A
7.000%	07/15/24			950	982,905
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	03/01/25			750	842,156
Scripps Escrow, Inc.,
Gtd. Notes, 144A
5.875%	07/15/27			460	481,671
Sprint Communications, Inc.,
Sr. Unsec’d. Notes
6.000%	11/15/22			92	96,630
7.000%	08/15/20			1,300	1,332,077
Staples, Inc.,
Sr. Unsec’d. Notes, 144A
10.750%	04/15/27	(a)		392	399,103
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A
6.500%	03/15/27			487	525,559
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.300%	04/01/44			250	263,964
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
4.750%	10/01/23			81	80,897
TEGNA, Inc.,
Gtd. Notes, 144A
5.000%	09/15/29	(a)		338	343,756
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
0.500%	03/01/28		EUR	400	443,645
0.875%	10/01/31		EUR	400	441,357
TransDigm, Inc.,
Gtd. Notes
6.500%	05/15/25			94	98,100
Gtd. Notes, 144A
5.500%	11/15/27			1,050	1,062,177
TRI Pointe Group, Inc.,
Gtd. Notes
5.250%	06/01/27			334	349,839
United Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28	(a)		1,077	1,211,742
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	05/15/23	(a)		692	691,546
USA Compression Partners LP/USA Compression Finance Corp.,
Gtd. Notes
6.875%	04/01/26			96	100,947
Ventas Realty LP,
Gtd. Notes
3.750%	05/01/24			150	157,572

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
VEREIT Operating Partnership LP,
Gtd. Notes
4.625%	11/01/25			750	$821,314
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.625%	08/15/26			550	558,586
4.329%	09/21/28			953	1,079,747
5.012%	04/15/49			450	574,815
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27			596	637,149
Vistra Energy Corp.,
Gtd. Notes
5.875%	06/01/23			700	715,967
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
3.550%	08/14/23			2,100	2,200,052
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.750%	08/15/28			200	199,024
5.300%	03/01/48			50	43,379
5.450%	04/01/44			50	44,036
WPC Eurobond BV,
Gtd. Notes
1.350%	04/15/28		EUR	950	1,054,103
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	09/15/24			96	102,124

					92,650,209

Venezuela — 0.1%
Petroleos de Venezuela SA,
Sr. Unsec’d. Notes
5.375%	04/12/27	(d)		1,800	139,500
6.000%	10/28/22	(d)		6,730	403,800

					543,300

TOTAL CORPORATE BONDS (cost $173,350,482)					177,623,912

MUNICIPAL BONDS — 0.2%
Puerto Rico
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1
4.500%	07/01/34			78	83,406
4.550%	07/01/40			39	40,379
4.750%	07/01/53			288	300,303
5.000%	07/01/58			728	772,124

TOTAL MUNICIPAL BONDS (cost $1,081,006)					1,196,212

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 5.5%
United Kingdom — 2.3%
Harben Finance PLC,
Series 2017-01X, Class A, 3 Month GBP LIBOR + 0.800% (Cap N/A, Floor 0.000%)
1.602%(c)	08/20/56		GBP	407	538,697

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United Kingdom (cont’d.)
London Wall Mortgage Capital PLC,
Series 2017-FL01, Class A, 3 Month GBP LIBOR + 0.850% (Cap N/A, Floor 0.000%)
1.639%(c)	11/15/49	GBP	1,065	$1,409,273
Precise Mortgage Funding PLC,
Series 2017-01B, Class A, 3 Month GBP LIBOR + 0.750% (Cap N/A, Floor 0.000%)
1.529%(c)	03/12/54	GBP	2,282	3,016,248
Ripon Mortgages PLC,
Series 01X, Class A1, 3 Month GBP LIBOR + 0.800% (Cap N/A, Floor 0.000%)
1.602%(c)	08/20/56	GBP	350	464,216
Series 01X, Class A2, 3 Month GBP LIBOR + 0.800% (Cap N/A, Floor 0.000%)
1.602%(c)	08/20/56	GBP	4,123	5,465,740
Tower Bridge Funding No.1 PLC,
Series 01, Class A, 3 Month GBP LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.798%(c)	03/20/56	GBP	643	853,362

				11,747,536

United States — 3.2%
Citigroup Mortgage Loan Trust,
Series 2007-AR05, Class 1A2A
4.333%(cc)	04/25/37		785	749,453
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1M2, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 0.000%)
4.192%(c)	04/25/31		1,045	1,056,432
Series 2019-R02, Class 1M2, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
4.092%(c)	08/25/31		1,400	1,411,446
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)
3.942%(c)	09/25/31		340	341,980
Fannie Mae Connecticut Avenue Securities,
Series 2018-C01, Class 1M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 2.250%)
4.042%(c)	07/25/30		725	734,669
Series 2018-C03, Class 1M2, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
3.942%(c)	10/25/30		370	373,052
Fannie Mae REMICS,
Series 2016-69, Class BS, IO, 1 Month LIBOR x (1.000) + 6.100% (Cap 6.100%, Floor 0.000%)
4.308%(c)	10/25/46		5,972	906,269
Freddie Mac REMICS,
Series 3933, Class SK, IO, 1 Month LIBOR x (1.000) + 5.950% (Cap 5.950%, Floor 0.000%)
4.210%(c)	10/15/41		5,533	701,268
Series 4059, Class SP, IO, 1 Month LIBOR x (1.000) + 6.550% (Cap 6.550%, Floor 0.000%)
4.810%(c)	06/15/42		1,337	261,988
Series 4248, Class S, IO, 1 Month LIBOR x (1.000) + 6.000% (Cap 6.000%, Floor 0.000%)
4.260%(c)	09/15/43		588	100,631

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 4286, Class SN, IO, 1 Month LIBOR x (1.000) + 6.000% (Cap 6.000%, Floor 0.000%)
4.260%(c)	12/15/43	11,661	$1,918,001
Series 4320, Class SD, IO, 1 Month LIBOR x (1.000) + 6.100% (Cap 6.100%, Floor 0.000%)
4.360%(c)	07/15/39	1,060	184,294
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-HQA02, Class M3, 1 Month LIBOR + 4.800% (Cap N/A, Floor 0.000%)
6.592%(c)	05/25/28	1,370	1,478,343
Series 2016-DNA03, Class M3, 1 Month LIBOR + 5.000% (Cap N/A, Floor 0.000%)
6.792%(c)	12/25/28	400	436,036
Series 2016-DNA04, Class M3, 1 Month LIBOR + 3.800% (Cap N/A, Floor 3.800%)
5.592%(c)	03/25/29	400	426,291
Government National Mortgage Assoc.,
Series 2013-124, Class CS, IO, 1 Month LIBOR x (1.000) + 6.050% (Cap 6.050%, Floor 0.000%)
4.285%(c)	08/20/43	2,152	349,474
Series 2014-117, Class SJ, IO, 1 Month LIBOR x (1.000) + 5.600% (Cap 5.600%, Floor 0.000%)
3.835%(c)	08/20/44	6,127	782,203
Series 2014-158, Class SA, IO, 1 Month LIBOR x (1.000) + 5.600% (Cap 5.600%, Floor 0.000%)
3.860%(c)	10/16/44	2,992	598,069
Series 2016-109, Class IH, IO
4.000%	10/20/45	1,431	185,933
GreenPoint MTA Trust,
Series 2005-AR01, Class A2, 1 Month LIBOR + 0.440% (Cap 10.500%, Floor 0.220%)
2.232%(c)	06/25/45	1,284	1,185,711
Impac Secured Assets Trust,
Series 2007-01, Class A2, 1 Month LIBOR + 0.160% (Cap 11.500%, Floor 0.160%)
1.952%(c)	03/25/37	221	207,069
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR08, Class A3A, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.230%)
2.022%(c)	07/25/46	1,453	1,417,560
Structured Asset Mortgage Investments Trust,
Series 2006-AR01, Class 2A1, 1 Month LIBOR + 0.230% (Cap 10.500%, Floor 0.230%)
2.022%(c)	02/25/36	174	169,329
WaMu Mortgage Pass-Through Certificates Trust,
Series 2006-AR11, Class 2A, Cost of Funds for the 11th District of San Francisco + 1.500% (Cap N/A, Floor 1.500%)
2.627%(c)	09/25/46	887	867,084

			16,842,585

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $28,893,681)			28,590,121

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS — 34.0%
Australia — 1.5%
Australia Government Bond,
Sr. Unsec’d. Notes, Series 139
3.250%	04/21/25		AUD	10,085	$7,873,999

Austria — 0.3%
Republic of Austria Government Bond,
Sr. Unsec’d. Notes, 144A
2.100%	09/20/17		EUR	840	1,480,842

Belgium — 0.5%
Kingdom of Belgium Government Bond,
Sr. Unsec’d. Notes, Series 071
3.750%	06/22/45		EUR	570	1,075,594
Sr. Unsec’d. Notes, Series 081, 144A
0.800%	06/22/27		EUR	490	585,978
Sr. Unsec’d. Notes, Series 087, 144A
0.900%	06/22/29		EUR	840	1,014,744

					2,676,316

Canada — 3.0%
Canadian Government Bond,
Bonds
2.750%	12/01/48		CAD	1,050	989,902
Province of British Columbia,
Sr. Unsec’d. Notes
2.850%	06/18/25		CAD	3,800	3,047,240
Province of Ontario,
Notes
4.650%	06/02/41		CAD	2,700	2,805,285
Unsec’d. Notes
2.600%	06/02/25		CAD	6,650	5,252,192
2.850%	06/02/23		CAD	4,420	3,506,935

					15,601,554

Denmark — 0.2%
Denmark Government Bond,
Bonds
4.500%	11/15/39		DKK	4,255	1,193,394

Dominican Republic — 0.2%
Dominican Republic International Bond,
Sr. Unsec’d. Notes, 144A
6.400%	06/05/49	(a)		830	909,489

Ecuador — 0.1%
Ecuador Government International Bond,
Sr. Unsec’d. Notes, 144A
7.875%	01/23/28			330	293,077
8.875%	10/23/27			320	293,868

					586,945

Egypt — 0.1%
Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A
4.550%	11/20/23			270	275,581

France — 0.8%
French Republic Government Bond OAT,
Bonds
4.500%	04/25/41		EUR	1,590	3,148,511

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
France (cont’d.)
Bonds, 144A
1.750%	05/25/66	EUR	770	$1,077,655

				4,226,166

Indonesia — 0.3%
Indonesia Government International Bond,
Sr. Unsec’d. Notes, EMTN
5.875%	01/15/24		200	226,262
Indonesia Treasury Bond,
Sr. Unsec’d. Notes, Series 73
8.750%	05/15/31	IDR	16,723,000	1,335,425

				1,561,687

Ireland — 0.3%
Ireland Government Bond,
Unsec’d. Notes
0.900%	05/15/28	EUR	1,370	1,647,800

Israel — 0.2%
Israel Government Bond,
Bonds, Series 0825
1.750%	08/31/25	ILS	2,680	827,177

Italy — 1.4%
Italy Buoni Poliennali del Tesoro,
Bonds, 144A
2.800%	03/01/67	EUR	2,370	2,779,788
Italy Certificati di Credito del Tesoro,
Bonds, 6 Month EURIBOR + 1.850%
1.508%(c)	01/15/25	EUR	3,720	4,364,943

				7,144,731

Japan — 15.7%
Japan Government Five Year Bond,
Sr. Unsec’d. Notes, Series 129
0.100%	09/20/21	JPY	2,304,850	21,301,163
Sr. Unsec’d. Notes, Series 135
0.100%	03/20/23	JPY	1,105,200	10,251,710
Sr. Unsec’d. Notes, Series 141
0.100%	09/20/24	JPY	79,000	734,981
Japan Government Forty Year Bond,
Sr. Unsec’d. Notes, Series 8
1.400%	03/20/55	JPY	161,400	1,954,666
Japan Government Ten Year Bond,
Sr. Unsec’d. Notes, Series 354
0.100%	03/20/29	JPY	882,600	8,230,976
Japan Government Thirty Year Bond,
Sr. Unsec’d. Notes, Series 48
1.400%	09/20/45	JPY	579,900	6,698,862
Sr. Unsec’d. Notes, Series 58
0.800%	03/20/48	JPY	159,350	1,625,525
Japan Government Twenty Year Bond,
Sr. Unsec’d. Notes, Series 152
1.200%	03/20/35	JPY	1,867,900	19,903,285
Sr. Unsec’d. Notes, Series 162
0.600%	09/20/37	JPY	198,100	1,941,264
Japanese Government CPI Linked Bond,
Sr. Unsec’d. Notes, Series 23
0.100%	03/10/28	JPY	118,809	1,125,156

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Japan (cont’d.)
Sr. Unsec’d. Notes, Series 24
0.100%	03/10/29	JPY	877,767	$8,301,048

				82,068,636

Portugal — 0.4%
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A
1.950%	06/15/29	EUR	1,530	1,957,184

Singapore — 0.4%
Singapore Government Bond,
Sr. Unsec’d. Notes
2.750%	07/01/23	SGD	2,870	2,219,750

South Korea — 1.8%
Inflation Linked Korea Treasury Bond,
Sr. Unsec’d. Notes, Series 2606
1.000%	06/10/26	KRW	7,564,794	6,601,148
Korea Treasury Bond,
Sr. Unsec’d. Notes, Series 2906
1.875%	06/10/29	KRW	3,114,310	2,730,456

				9,331,604

Spain — 1.3%
Spain Government Bond,
Sr. Unsec’d. Notes, 144A
3.450%	07/30/66	EUR	1,030	1,834,576
Unsec’d. Notes, 144A
1.500%	04/30/27	EUR	4,140	5,076,197

				6,910,773

Sri Lanka — 0.0%
Sri Lanka Government International Bond,
Sr. Unsec’d. Notes
6.850%	11/03/25		200	200,089

Supranational Bank — 0.3%
European Financial Stability Facility,
Gov’t. Gtd. Notes, EMTN
1.375%	05/31/47	EUR	1,100	1,445,167

Switzerland — 0.1%
Swiss Confederation Government Bond,
Bonds
4.000%	04/08/28	CHF	300	428,836

Thailand — 1.7%
Thailand Government Bond,
Sr. Unsec’d. Notes
1.875%	06/17/22	THB	115,260	3,910,603
2.400%	12/17/23	THB	124,370	4,335,907
3.650%	06/20/31	THB	16,860	683,064

				8,929,574

United Kingdom — 3.4%
United Kingdom Gilt,
Bonds
3.500%	07/22/68	GBP	950	2,309,964
4.250%	12/07/46	GBP	2,180	4,801,532

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
United Kingdom (cont’d.)
4.500%	09/07/34	GBP	5,570	$10,795,815

				17,907,311

TOTAL SOVEREIGN BONDS (cost $166,321,241)				177,404,605

U.S. GOVERNMENT AGENCY OBLIGATIONS — 23.5%
Federal Home Loan Mortgage Corp.
4.000%	06/01/40		15	15,958
4.000%	02/01/41		48	51,946
4.000%	02/01/41		81	86,964
4.000%	11/01/41		9	9,795
4.000%	01/01/49		9,361	9,929,383
5.000%	10/01/49		8,394	8,979,643
Federal National Mortgage Assoc.
2.500%	TBA		15,000	14,831,715
3.000%	TBA		21,000	21,295,260
3.500%	TBA		1,000	1,028,650
4.000%	TBA		1,000	1,040,120
4.500%	06/01/45		659	711,424
4.500%	11/01/47		4,632	4,972,191
4.500%	09/01/48		851	919,881
5.000%	TBA		6,000	6,414,375
5.000%	02/01/23		67	68,516
5.000%	11/01/23		137	145,881
5.000%	08/01/31		18	19,061
5.000%	08/01/44		26	28,015
Government National Mortgage Assoc.
3.000%	TBA		25,000	25,677,250
4.000%	05/20/45		46	48,894
4.000%	07/20/45		3,252	3,426,830
4.000%	10/20/45		43	45,160
4.500%	11/20/47		677	713,323
4.500%	05/20/48		2,194	2,302,910
4.500%	08/20/48		5,190	5,447,796
4.500%	09/20/48		2,450	2,571,374
5.000%	09/20/48		1,257	1,323,034
5.000%	10/20/48		2,179	2,293,467
5.000%	11/20/48		1,994	2,098,556
5.000%	01/20/49		5,998	6,313,543

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $122,394,012)				122,810,915

TOTAL LONG-TERM INVESTMENTS (cost $545,177,060)				560,977,692

		Shares

SHORT-TERM INVESTMENTS — 6.5%
AFFILIATED MUTUAL FUNDS — 6.5%
PGIM Core Ultra Short Bond Fund(w)			7,532,327	7,532,327
PGIM Institutional Money Market Fund (cost $26,370,716; includes $26,326,811 of cash collateral for securities on loan)(b)(w)			26,367,159	26,372,432

TOTAL AFFILIATED MUTUAL FUNDS (cost $33,903,043)				33,904,759

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Value
OPTIONS PURCHASED*~ — 0.0% (cost $382,892)	$316,689

TOTAL SHORT-TERM INVESTMENTS (cost $34,285,935)	34,221,448

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 113.9% (cost $579,462,995)	595,199,140

OPTIONS WRITTEN*~ — (0.3)% (premiums received $1,825,968)	(1,535,675)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 113.6% (cost $577,637,027)	593,663,465
Liabilities in excess of other assets(z) — (13.6)%	(71,112,773)

NET ASSETS — 100.0%	$522,550,692

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $25,759,107; cash collateral of $26,326,811 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)

Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment. (c) Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
10-Year Interest Rate Swap, 03/13/30	Call	Barclays Bank PLC	03/11/20	1.30%	1.30%(S)	3 Month LIBOR(Q)	6,350	$2,932
10-Year Interest Rate Swap, 09/01/30	Call	UBS AG	08/27/20	1.27%	1.27%(S)	3 Month LIBOR(Q)	4,410	15,022
10-Year Interest Rate Swap, 09/01/30	Call	UBS AG	08/27/20	1.27%	1.27%(S)	3 Month LIBOR(Q)	2,060	7,017
10-Year Interest Rate Swap, 02/20/30	Put	JPMorgan Chase Bank, N.A	02/18/20	1.73%	3 Month LIBOR(Q)	1.73%(S)	6,600	115,698
10-Year Interest Rate Swap, 02/21/30	Put	JPMorgan Chase Bank, N.A	02/19/20	1.68%	3 Month LIBOR(Q)	1.68%(S)	5,800	122,241
10-Year Interest Rate Swap, 02/21/30	Put	JPMorgan Chase Bank, N.A	02/19/20	2.18%	3 Month LIBOR(Q)	2.18%(S)	5,800	8,254
10-Year Interest Rate Swap, 06/11/30	Put	Deutsche Bank AG	06/09/20	1.99%	3 Month LIBOR(Q)	1.99%(S)	3,700	45,525

Total Options Purchased (cost $382,892)								$316,689

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
10-Year Interest Rate Swap, 05/12/31	Call	Bank of America, N.A	05/10/21	0.33%	6 Month EURIBOR(S)	0.33%(A)	EUR	4,710	$(120,371)

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
10-Year Interest Rate Swap, 05/12/31	Call	UBS AG	05/10/21	0.33%	6 Month EURIBOR(S)	0.33%(A)	EUR	2,590	$(59,585)
10-Year Interest Rate Swap, 03/13/30	Call	Barclays Bank PLC	03/11/20	(0.28)%	6 Month EURIBOR(S)	(0.28)%(A)	EUR	7,800	(1,001)
10-Year Interest Rate Swap, 08/31/30	Call	UBS AG	08/27/20	(0.26)%	6 Month EURIBOR(S)	(0.26)%(A)	EUR	5,320	(9,554)
10-Year Interest Rate Swap, 08/31/30	Call	UBS AG	08/27/20	(0.26)%	6 Month EURIBOR(S)	(0.26)%(A)	EUR	2,490	(4,472)
10-Year Interest Rate Swap, 09/16/30	Call	Bank of America, N.A.	09/14/20	0.07%	6 Month EURIBOR(S)	0.07%(A)	EUR	2,050	(16,236)
10-Year Interest Rate Swap, 09/16/30	Call	JPMorgan Chase Bank, N.A.	09/14/20	0.07%	6 Month EURIBOR(S)	0.07%(A)	EUR	2,040	(14,279)
10-Year Interest Rate Swap, 09/16/30	Call	Bank of America, N.A.	09/14/20	0.07%	6 Month EURIBOR(S)	0.07%(A)	EUR	2,040	(14,279)
10-Year Interest Rate Swap, 09/16/30	Call	UBS AG	09/14/20	0.07%	6 Month EURIBOR(S)	0.07%(A)	EUR	1,970	(13,789)
10-Year Interest Rate Swap, 09/16/30	Call	Deutsche Bank AG	09/14/20	0.07%	6 Month EURIBOR(S)	0.07%(A)	EUR	1,940	(13,579)
10-Year Interest Rate Swap, 09/16/30	Call	Bank of America, N.A.	09/14/20	0.07%	6 Month EURIBOR(S)	0.07%(A)	EUR	1,820	(12,739)
10-Year Interest Rate Swap, 09/16/30	Call	Deutsche Bank AG	09/14/20	0.07%	6 Month EURIBOR(S)	0.07%(A)	EUR	1,810	(12,669)
10-Year Interest Rate Swap, 09/16/30	Call	JPMorgan Chase Bank, N.A.	09/14/20	0.07%	6 Month EURIBOR(S)	0.07%(A)	EUR	1,760	(12,319)
10-Year Interest Rate Swap, 09/16/30	Call	JPMorgan Chase Bank, N.A.	09/14/20	0.07%	6 Month EURIBOR(S)	0.07%(A)	EUR	1,750	(12,249)
10-Year Interest Rate Swap, 09/16/30	Call	UBS AG	09/14/20	0.07%	6 Month EURIBOR(S)	0.07%(A)	EUR	1,700	(11,899)

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
10-Year Interest Rate Swap, 09/16/30	Call	Bank of America, N.A.	09/14/20	0.07%	6 Month EURIBOR(S)	0.07%(A)	EUR	1,690	$(11,829)
10-Year Interest Rate Swap, 09/16/30	Call	Bank of America, N.A.	09/14/20	0.07%	6 Month EURIBOR(S)	0.07%(A)	EUR	1,460	(10,219)
5-Year Interest Rate Swap, 05/29/25	Call	Barclays Bank PLC	05/27/20	(0.35)%	6 Month EURIBOR(S)	(0.35)%(A)	EUR	9,070	(6,114)
5-Year Interest Rate Swap, 05/29/25	Call	Barclays Bank PLC	05/27/20	(0.35)%	6 Month EURIBOR(S)	(0.35)%(A)	EUR	9,080	(6,121)
5-Year Interest Rate Swap, 05/29/25	Call	UBS AG	05/27/20	(0.35)%	6 Month EURIBOR(S)	(0.35)%(A)	EUR	6,140	(4,139)
5-Year Interest Rate Swap, 05/29/25	Call	Barclays Bank PLC	05/27/20	(0.35)%	6 Month EURIBOR(S)	(0.35)%(A)	EUR	11,890	(6,363)
10-Year Interest Rate Swap, 02/20/30	Put	JPMorgan Chase Bank, N.A.	02/18/20	1.98%	1.98%(S)	3 Month LIBOR(Q)		6,600	(34,621)
10-Year Interest Rate Swap, 02/21/30	Put	JPMorgan Chase Bank, N.A.	02/19/20	1.93%	1.93%(S)	3 Month LIBOR(Q)		11,600	(82,427)
10-Year Interest Rate Swap, 05/12/31	Put	Bank of America, N.A.	05/10/21	0.33%	0.33%(A)	6 Month EURIBOR(S)	EUR	4,710	(108,357)
10-Year Interest Rate Swap, 05/12/31	Put	UBS AG	05/10/21	0.33%	0.33%(A)	6 Month EURIBOR(S)	EUR	2,590	(58,523)
10-Year Interest Rate Swap, 06/11/30	Put	Deutsche Bank AG	06/09/20	2.24%	2.24%(S)	3 Month LIBOR(Q)		3,700	(18,384)
1-Year Interest Rate Swap, 06/11/22	Put	Deutsche Bank AG	06/09/20	1.89%	1.89%(S)	3 Month LIBOR(Q)		33,300	(14,339)
2-Year Interest Rate Swap, 02/20/22	Put	JPMorgan Chase Bank, N.A.	02/18/20	1.58%	1.58%(S)	3 Month LIBOR(Q)		23,000	(40,048)
10-Year Interest Rate Swap, 09/16/30	Put	Bank of America, N.A.	09/14/20	0.07%	0.07%(A)	6 Month EURIBOR(S)	EUR	2,050	(64,770)

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
10-Year Interest Rate Swap, 09/16/30	Put	JPMorgan Chase Bank, N.A.	09/14/20	0.07%	0.07%(A)	6 Month EURIBOR(S)	EUR	2,040	$(56,964)
10-Year Interest Rate Swap, 09/16/30	Put	Bank of America, N.A.	09/14/20	0.07%	0.07%(A)	6 Month EURIBOR(S)	EUR	2,040	(56,964)
10-Year Interest Rate Swap, 09/16/30	Put	UBS AG	09/14/20	0.07%	0.07%(A)	6 Month EURIBOR(S)	EUR	1,970	(55,010)
10-Year Interest Rate Swap, 09/16/30	Put	Deutsche Bank AG	09/14/20	0.07%	0.07%(A)	6 Month EURIBOR(S)	EUR	1,940	(54,172)
10-Year Interest Rate Swap, 09/16/30	Put	Bank of America, N.A.	09/14/20	0.07%	0.07%(A)	6 Month EURIBOR(S)	EUR	1,820	(50,821)
10-Year Interest Rate Swap, 09/16/30	Put	Deutsche Bank AG	09/14/20	0.07%	0.07%(A)	6 Month EURIBOR(S)	EUR	1,810	(50,542)
10-Year Interest Rate Swap, 09/16/30	Put	JPMorgan Chase Bank, N.A.	09/14/20	0.07%	0.07%(A)	6 Month EURIBOR(S)	EUR	1,760	(49,146)
10-Year Interest Rate Swap, 09/16/30	Put	JPMorgan Chase Bank, N.A.	09/14/20	0.07%	0.07%(A)	6 Month EURIBOR(S)	EUR	1,750	(48,866)
10-Year Interest Rate Swap, 09/16/30	Put	UBS AG	09/14/20	0.07%	0.07%(A)	6 Month EURIBOR(S)	EUR	1,700	(53,712)
10-Year Interest Rate Swap, 09/16/30	Put	Bank of America, N.A.	09/14/20	0.07%	0.07%(A)	6 Month EURIBOR(S)	EUR	1,690	(47,191)
10-Year Interest Rate Swap, 09/16/30	Put	Bank of America, N.A.	09/14/20	0.07%	0.07%(A)	6 Month EURIBOR(S)	EUR	1,460	(40,769)
5-Year Interest Rate Swap, 05/29/25	Put	Barclays Bank PLC	05/27/20	(0.10)%	(0.10)%(A)	6 Month EURIBOR(S)	EUR	9,070	(47,393)
5-Year Interest Rate Swap, 05/29/25	Put	Barclays Bank PLC	05/27/20	(0.10)%	(0.10)%(A)	6 Month EURIBOR(S)	EUR	9,080	(47,445)
5-Year Interest Rate Swap, 05/29/25	Put	UBS AG	05/27/20	(0.10)%	(0.10)%(A)	6 Month EURIBOR(S)	EUR	6,140	(32,083)

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
5-Year Interest Rate Swap, 05/29/25	Put	Barclays Bank PLC	05/27/20	(0.10)%	(0.10)%(A)	6 Month EURIBOR(S)	EUR	11,890	$(49,323)

Total Options Written (premiums received $1,825,968)									$(1,535,675)

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2	90 Day Euro Dollar	Mar. 2020	$491,325	$(12,055)
10	90 Day Euro Dollar	Jun. 2020	2,457,750	(77,679)
1	90 Day Euro Dollar	Dec. 2020	245,950	868
149	5 Year Euro-Bobl	Mar. 2020	22,334,023	(72,984)
50	10 Year Euro-Bund	Mar. 2020	9,561,932	(97,104)
10	10 Year Japanese Bonds	Mar. 2020	14,005,798	(4,178)
548	10 Year U.S. Treasury Notes	Mar. 2020	70,375,190	(354,428)
69	20 Year U.S. Treasury Bonds	Mar. 2020	10,757,531	(218,254)
135	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	24,523,594	(611,564)
92	Euro-OAT	Mar. 2020	16,797,278	(154,937)
69	Short Euro-BTP	Mar. 2020	8,701,778	20,791
43	Swiss Franc Currency	Mar. 2020	10,582,300	45

				(1,581,479)

Short Positions:
9	30 Day Federal Funds	Jan. 2020	5,743,231	(360)
9	30 Day Federal Funds	Feb. 2020	3,543,840	704
4	30 Day Federal Funds	Mar. 2020	1,575,040	552
291	2 Year U.S.Treasury Notes	Mar. 2020	62,710,500	10,062
23	3 Year Australian Treasury Bonds	Mar. 2020	1,850,372	67
254	5 Year U.S.Treasury Notes	Mar. 2020	30,126,783	79,376
14	10 Year Australian Treasury Bonds	Mar. 2020	1,401,971	1,051
33	10 Year U.K. Gilt	Mar. 2020	5,742,856	(13,235)
39	10 Year U.S. Ultra Treasury Notes	Mar. 2020	5,487,422	74,924
23	30 Year Euro Buxl	Mar. 2020	5,118,025	137,216

				290,357

				$(1,291,122)

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	3,905	$2,674,150	$2,745,384	$71,234	$—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	987	685,708	694,165	8,457	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	980	677,161	689,077	11,916	—

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	978	$677,641	$687,684	$10,043	$—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	970	679,999	682,263	2,264	—
Brazilian Real,
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	8,723	2,164,167	2,168,194	4,027	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,906	680,286	722,262	41,976	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,892	717,607	718,942	1,335	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,880	677,880	715,807	37,927	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,863	710,335	711,657	1,322	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,862	710,147	711,468	1,321	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,850	678,424	708,326	29,902	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,849	676,208	708,117	31,909	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,849	678,189	708,167	29,978	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,848	678,225	707,904	29,679	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,813	676,417	699,182	22,765	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,788	676,246	693,054	16,808	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,760	684,713	685,987	1,274	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,755	683,502	684,774	1,272	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,747	675,109	682,834	7,725	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	1,925	477,523	478,411	888	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	1,316	326,520	327,127	607	—
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	567	134,699	140,909	6,210	—
Expiring 02/04/20	Morgan Stanley & Co. International PLC	BRL	8,723	2,148,285	2,166,175	17,890	—
Expiring 02/04/20	Morgan Stanley & Co. International PLC	BRL	2,738	674,847	679,857	5,010	—
Expiring 02/04/20	Morgan Stanley & Co. International PLC	BRL	2,733	666,172	678,651	12,479	—
British Pound,
Expiring 02/12/20	Morgan Stanley & Co. International PLC	GBP	470	629,706	623,315	—	(6,391)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	524	708,393	695,430	—	(12,963)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	513	693,620	681,291	—	(12,329)

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	506	$669,711	$671,877	$2,166	$—
Canadian Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	1,801	1,367,443	1,387,559	20,116	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	1,768	1,348,309	1,361,563	13,254	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	1,767	1,347,793	1,361,268	13,475	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	886	673,550	682,733	9,183	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	885	674,000	681,603	7,603	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	884	673,580	681,230	7,650	—
Chinese Renminbi,
Expiring 01/03/20	Morgan Stanley & Co. International PLC	CNH	33	4,774	4,776	2	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	15,418	2,198,000	2,210,838	12,838	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	14,218	2,025,031	2,038,865	13,834	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	9,551	1,353,384	1,369,519	16,135	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	9,426	1,352,492	1,351,630	—	(862)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	7,423	1,061,288	1,064,394	3,106	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	4,783	675,496	685,838	10,342	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	4,724	675,053	677,366	2,313	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	4,720	674,541	676,766	2,225	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	4,720	674,990	676,802	1,812	—
Colombian Peso,
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	3,769,468	1,116,999	1,145,226	28,227	—
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	2,657,756	798,461	807,470	9,009	—
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	1,796,297	538,954	545,744	6,790	—
Czech Koruna,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CZK	134,968	5,886,857	5,954,732	67,875	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CZK	129,502	5,639,105	5,713,577	74,472	—
Euro,
Expiring 02/20/20	Morgan Stanley & Co. International PLC	EUR	3,928	4,378,628	4,420,045	41,417	—
Expiring 02/20/20	Morgan Stanley & Co. International PLC	EUR	945	1,052,833	1,063,375	10,542	—
Expiring 02/20/20	Morgan Stanley & Co. International PLC	EUR	473	526,293	532,251	5,958	—

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 02/20/20	Morgan Stanley & Co. International PLC	EUR	472	$526,259	$531,126	$4,867	$—
Expiring 02/20/20	Morgan Stanley & Co. International PLC	EUR	467	520,394	526,009	5,615	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	3,713	4,142,773	4,184,887	42,114	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	3,713	4,161,600	4,184,887	23,287	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	1,219	1,360,997	1,373,659	12,662	—
Hungarian Forint,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	HUF	1,535,272	5,166,655	5,223,532	56,877	—
Indian Rupee,
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	48,739	677,536	683,064	5,528	—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	48,506	676,638	679,798	3,160	—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	47,895	674,646	671,230	—	(3,416)
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	45,488	639,717	637,501	—	(2,216)
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	39,137	547,062	548,493	1,431	—
Expiring 02/03/20	Morgan Stanley & Co. International PLC	INR	578,271	8,026,167	8,093,736	67,569	—
Expiring 02/03/20	Morgan Stanley & Co. International PLC	INR	48,975	678,459	685,470	7,011	—
Indonesian Rupiah,
Expiring 01/21/20	Morgan Stanley & Co. International PLC	IDR	4,470,663	318,878	322,688	3,810	—
Israeli Shekel,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ILS	2,349	675,485	683,046	7,561	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ILS	2,338	675,495	679,815	4,320	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ILS	1,588	456,569	461,918	5,349	—
Japanese Yen,
Expiring 02/05/20	Morgan Stanley & Co. International PLC	JPY	361,912	3,336,560	3,337,465	905	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	504,128	4,668,292	4,660,293	—	(7,999)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	145,971	1,352,863	1,349,389	—	(3,474)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	JPY	73,495	675,589	679,406	3,817	—
Mexican Peso,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	78,813	3,985,837	4,120,431	134,594	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	78,813	4,011,481	4,120,431	108,950	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	13,161	676,515	688,091	11,576	—

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	12,959	$675,631	$677,503	$1,872	$—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	12,909	673,542	674,875	1,333	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	11,418	592,998	596,922	3,924	—
New Zealand Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	2,061	1,350,859	1,388,760	37,901	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	1,023	674,871	689,541	14,670	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	1,023	676,894	689,494	12,600	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	1,012	677,857	681,927	4,070	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	629	423,165	423,824	659	—
Norwegian Krone,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NOK	74,346	8,125,374	8,470,191	344,817	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NOK	68,060	7,446,992	7,754,070	307,078	—
Polish Zloty,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	PLN	21,059	5,468,376	5,551,745	83,369	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	PLN	18,446	4,770,040	4,863,025	92,985	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	PLN	2,749	709,616	724,764	15,148	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	PLN	2,595	675,980	684,025	8,045	—
Russian Ruble,
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	738,190	11,490,406	11,853,906	363,500	—
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	43,835	679,215	703,910	24,695	—
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	42,491	674,714	682,320	7,606	—
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	42,148	673,989	676,813	2,824	—
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	4,775	76,582	76,684	102	—
Singapore Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SGD	3,118	2,303,000	2,320,047	17,047	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SGD	1,833	1,352,502	1,363,603	11,101	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SGD	1,833	1,353,074	1,364,272	11,198	—
South African Rand,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ZAR	9,695	674,000	685,158	11,158	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ZAR	5,789	407,614	409,109	1,495	—

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won,
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	1,609,955	$1,352,615	$1,394,320	$41,705	$—
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	996,561	838,132	863,083	24,951	—
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	804,541	675,871	696,782	20,911	—
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	803,547	676,043	695,922	19,879	—
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	796,915	676,246	690,178	13,932	—
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	787,599	675,946	682,109	6,163	—
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	784,697	674,011	679,596	5,585	—
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	732,535	616,493	634,421	17,928	—
Swedish Krona,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SEK	6,412	676,212	687,166	10,954	—
Swiss Franc,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CHF	1,321	1,352,172	1,372,769	20,597	—
Turkish Lira,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TRY	41,686	7,045,154	6,871,525	—	(173,629)

				$177,528,097	$180,164,185	2,859,367	(223,279)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/29/20	Morgan Stanley & Co. International PLC	AUD	10,434	$7,181,206	$7,327,162	$—	$(145,956)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	7,603	5,222,978	5,345,383	—	(122,405)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	3,580	2,469,670	2,517,110	—	(47,440)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	1,972	1,353,238	1,386,280	—	(33,042)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	1,228	840,162	863,434	—	(23,272)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	AUD	991	683,222	696,702	—	(13,480)
Brazilian Real,
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	8,723	2,150,933	2,168,194	—	(17,261)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,906	720,921	722,262	—	(1,341)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,892	678,732	718,942	—	(40,210)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,880	714,477	715,807	—	(1,330)

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,863	$678,495	$711,657	$—	$(33,162)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,862	677,857	711,468	—	(33,611)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,850	707,010	708,326	—	(1,316)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,849	706,852	708,167	—	(1,315)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,849	706,802	708,117	—	(1,315)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,848	706,589	707,904	—	(1,315)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,813	697,884	699,182	—	(1,298)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,788	691,767	693,054	—	(1,287)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,760	675,000	685,987	—	(10,987)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,755	676,374	684,774	—	(8,400)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	2,747	681,566	682,834	—	(1,268)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	1,925	474,703	478,411	—	(3,708)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	1,316	319,466	327,127	—	(7,661)
Expiring 01/03/20	Morgan Stanley & Co. International PLC	BRL	567	140,647	140,909	—	(262)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	BRL	2,747	674,000	682,115	—	(8,115)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	BRL	2,741	673,724	680,618	—	(6,894)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	BRL	2,735	673,655	679,106	—	(5,451)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	BRL	2,735	676,542	679,118	—	(2,576)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	BRL	1,286	319,777	319,303	474	—
British Pound,
Expiring 02/12/20	Morgan Stanley & Co. International PLC	GBP	28,091	36,334,460	37,254,151	—	(919,691)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	526	692,190	697,960	—	(5,770)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	517	672,560	685,899	—	(13,339)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	516	674,442	684,537	—	(10,095)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	513	675,697	680,673	—	(4,976)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	428	559,158	567,731	—	(8,573)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	342	449,702	454,005	—	(4,303)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	GBP	144	189,576	191,219	—	(1,643)

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar,
Expiring 01/30/20	Morgan Stanley & Co. International PLC	CAD	20,450	$15,468,265	$15,750,993	$—	$(282,728)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	8,739	6,608,470	6,731,833	—	(123,363)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	7,843	5,917,282	6,041,143	—	(123,861)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CAD	3,963	3,004,425	3,052,919	—	(48,494)
Chilean Peso,
Expiring 01/21/20	Morgan Stanley & Co. International PLC	CLP	515,896	676,406	686,280	—	(9,874)
Expiring 01/21/20	Morgan Stanley & Co. International PLC	CLP	505,457	674,032	672,393	1,639	—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	CLP	504,066	673,893	670,542	3,351	—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	CLP	318,617	424,257	423,846	411	—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	CLP	88,504	118,868	117,734	1,134	—
Chinese Renminbi,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	67,934	9,613,685	9,741,572	—	(127,887)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CNH	9,466	1,347,562	1,357,345	—	(9,783)
Colombian Peso,
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	3,405,962	968,979	1,034,787	—	(65,808)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	3,021,091	856,213	917,857	—	(61,644)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	2,317,842	676,012	704,198	—	(28,186)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	2,280,619	674,869	692,889	—	(18,020)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	2,205,233	671,960	669,985	1,975	—
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	1,893,150	541,662	575,170	—	(33,508)
Expiring 02/04/20	Morgan Stanley & Co. International PLC	COP	982,729	286,501	298,569	—	(12,068)
Danish Krone,
Expiring 01/30/20	Morgan Stanley & Co. International PLC	DKK	6,338	942,777	953,320	—	(10,543)
Euro,
Expiring 02/20/20	Morgan Stanley & Co. International PLC	EUR	55,241	61,187,603	62,160,733	—	(973,130)
Expiring 02/20/20	Morgan Stanley & Co. International PLC	EUR	450	497,098	505,894	—	(8,796)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	2,444	2,738,724	2,754,712	—	(15,988)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	1,213	1,361,247	1,367,527	—	(6,280)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	608	677,519	685,800	—	(8,281)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	608	682,874	685,660	—	(2,786)

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	607	$679,799	$683,948	$—	$(4,149)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	EUR	369	413,533	416,450	—	(2,917)
Hungarian Forint,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	HUF	200,775	675,959	683,108	—	(7,149)
Indian Rupee,
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	192,384	2,704,000	2,696,187	7,813	—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	96,188	1,352,000	1,348,043	3,957	—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	71,162	996,908	997,314	—	(406)
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	48,666	678,164	682,031	—	(3,867)
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	48,255	675,913	676,271	—	(358)
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	48,209	676,413	675,634	779	—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	48,127	674,090	674,483	—	(393)
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	48,121	676,345	674,397	1,948	—
Expiring 01/21/20	Morgan Stanley & Co. International PLC	INR	48,103	675,129	674,143	986	—
Indonesian Rupiah,
Expiring 02/25/20	Morgan Stanley & Co. International PLC	IDR	14,109,941	989,685	1,015,605	—	(25,920)
Israeli Shekel,
Expiring 01/13/20	Morgan Stanley & Co. International PLC	ILS	2,394	679,088	693,679	—	(14,591)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ILS	19,799	5,728,081	5,757,715	—	(29,634)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ILS	19,799	5,737,044	5,757,715	—	(20,671)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ILS	2,335	674,325	678,961	—	(4,636)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ILS	2,330	674,052	677,594	—	(3,542)
Japanese Yen,
Expiring 02/05/20	Morgan Stanley & Co. International PLC	JPY	9,064,723	83,501,044	83,592,794	—	(91,750)
Expiring 02/05/20	Morgan Stanley & Co. International PLC	JPY	159,188	1,470,632	1,467,995	2,637	—
Mexican Peso,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	13,258	675,728	693,127	—	(17,399)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	13,246	675,728	692,525	—	(16,797)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	13,053	675,851	682,412	—	(6,561)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	12,976	674,565	678,398	—	(3,833)

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	12,915	$673,893	$675,192	$—	$(1,299)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	12,859	674,704	672,269	2,435	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	MXN	10,543	540,947	551,209	—	(10,262)
New Taiwanese Dollar,
Expiring 02/24/20	Morgan Stanley & Co. International PLC	TWD	140,411	4,653,231	4,714,026	—	(60,795)
Expiring 02/24/20	Morgan Stanley & Co. International PLC	TWD	37,154	1,225,666	1,247,358	—	(21,692)
Expiring 02/24/20	Morgan Stanley & Co. International PLC	TWD	20,218	674,341	678,770	—	(4,429)
New Zealand Dollar,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	7,513	4,930,318	5,063,459	—	(133,141)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	7,513	4,934,661	5,063,459	—	(128,798)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	NZD	3,940	2,576,825	2,655,577	—	(78,752)
Russian Ruble,
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	90,424	1,413,000	1,452,037	—	(39,037)
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	43,611	677,838	700,301	—	(22,463)
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	43,418	684,557	697,213	—	(12,656)
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	42,440	676,221	681,510	—	(5,289)
Expiring 01/27/20	Morgan Stanley & Co. International PLC	RUB	21,450	332,331	344,445	—	(12,114)
Singapore Dollar,
Expiring 01/29/20	Morgan Stanley & Co. International PLC	SGD	2,851	2,098,815	2,120,298	—	(21,483)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SGD	6,757	4,941,012	5,027,751	—	(86,739)
South African Rand,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ZAR	13,844	944,990	978,385	—	(33,395)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ZAR	10,056	676,268	710,641	—	(34,373)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ZAR	10,055	676,313	710,597	—	(34,284)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	ZAR	3,967	269,521	280,368	—	(10,847)
South Korean Won,
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	12,306,339	10,575,636	10,658,045	—	(82,409)
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	1,571,799	1,343,708	1,361,275	—	(17,567)
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	792,010	675,504	685,930	—	(10,426)
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	784,932	674,612	679,799	—	(5,187)

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	782,070	$674,989	$677,320	$—	$(2,331)
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	781,788	677,011	677,076	—	(65)
Expiring 02/25/20	Morgan Stanley & Co. International PLC	KRW	503,568	436,254	436,121	133	—
Swedish Krona,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SEK	55,601	5,875,908	5,958,502	—	(82,594)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	SEK	55,601	5,862,705	5,958,502	—	(95,797)
Swiss Franc,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CHF	9,001	9,170,468	9,352,364	—	(181,896)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CHF	9,001	9,155,543	9,352,364	—	(196,821)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CHF	1,983	2,026,792	2,060,307	—	(33,515)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CHF	1,324	1,352,751	1,376,170	—	(23,419)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CHF	664	676,314	690,345	—	(14,031)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	CHF	663	675,923	688,940	—	(13,017)
Thai Baht,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	THB	134,381	4,439,568	4,494,562	—	(54,994)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	THB	134,381	4,434,587	4,494,562	—	(59,975)
Turkish Lira,
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TRY	4,095	674,127	674,944	—	(817)
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TRY	4,084	673,745	673,133	612	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TRY	4,077	674,000	672,055	1,945	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TRY	4,000	674,989	659,315	15,674	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TRY	3,444	567,684	567,683	1	—
Expiring 03/18/20	Morgan Stanley & Co. International PLC	TRY	2,521	424,574	415,618	8,956	—

				$400,840,137	$406,179,655	56,860	(5,396,378)

						$2,916,227	$(5,619,657)

Cross currency exchange contracts outstanding at December 31, 2019:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
03/18/20	Buy	AUD	970	CAD	888	$—	$(2,112)	Morgan Stanley & Co. International PLC
03/18/20	Buy	AUD	976	EUR	608	700	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	AUD	1,753	NOK	10,866	—	(5,593)	Morgan Stanley & Co. International PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Cross currency exchange contracts outstanding at December 31, 2019 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts (cont’d.):
03/18/20	Buy	CAD	884	CHF	655	$797	$—	Morgan Stanley & Co. International PLC
03/18/20	Buy	CAD	888	NOK	6,086	—	(9,161)	Morgan Stanley & Co. International PLC
03/18/20	Buy	CAD	894	EUR	607	4,509	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	CAD	1,778	EUR	1,213	2,230	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	CHF	660	JPY	73,605	5,061	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	CHF	1,332	EUR	1,219	9,395	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	CHF	2,143	EUR	1,960	16,934	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	CHF	2,705	GBP	2,114	4,672	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	256	CAD	375	192	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	303	CZK	7,751	—	(976)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	603	GBP	513	—	(464)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	604	HUF	199,139	2,894	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	606	PLN	2,593	—	(945)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	606	NOK	6,085	—	(9,869)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	607	GBP	519	—	(4,845)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	607	PLN	2,606	—	(3,329)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	607	NOK	6,149	—	(16,350)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	607	CZK	15,548	—	(1,776)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	608	GBP	520	—	(4,222)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	608	CZK	15,566	—	(1,961)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	609	NOK	6,217	—	(22,109)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	610	CZK	15,644	—	(2,352)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	611	NOK	6,260	—	(24,331)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	611	CZK	15,672	—	(2,203)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	612	CZK	15,679	—	(2,069)	Morgan Stanley & Co. International PLC
03/18/20	Buy	EUR	1,216	PLN	5,206	—	(1,557)	Morgan Stanley & Co. International PLC
03/18/20	Buy	GBP	508	EUR	607	—	(10,178)	Morgan Stanley & Co. International PLC
03/18/20	Buy	GBP	510	EUR	606	—	(5,745)	Morgan Stanley & Co. International PLC
03/18/20	Buy	GBP	513	CHF	676	—	(21,450)	Morgan Stanley & Co. International PLC
03/18/20	Buy	GBP	515	CAD	907	—	(14,585)	Morgan Stanley & Co. International PLC
03/18/20	Buy	HUF	105,199	EUR	317	846	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	HUF	200,531	EUR	606	—	(1,042)	Morgan Stanley & Co. International PLC
03/18/20	Buy	HUF	201,565	EUR	610	—	(1,317)	Morgan Stanley & Co. International PLC
03/18/20	Buy	HUF	203,179	EUR	612	1,623	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	JPY	73,223	AUD	979	—	(11,321)	Morgan Stanley & Co. International PLC
03/18/20	Buy	JPY	73,540	EUR	611	—	(9,040)	Morgan Stanley & Co. International PLC
03/18/20	Buy	NOK	508	EUR	50	1,358	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	NOK	14,521	EUR	1,453	16,909	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	NOK	68,060	EUR	6,684	220,344	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	NZD	1,033	CAD	898	4,538	—	Morgan Stanley & Co. International PLC
03/18/20	Buy	SEK	3,515	EUR	336	—	(1,846)	Morgan Stanley & Co. International PLC
03/18/20	Buy	SEK	6,343	EUR	607	—	(4,181)	Morgan Stanley & Co. International PLC
03/18/20	Buy	SEK	6,347	EUR	606	—	(3,057)	Morgan Stanley & Co. International PLC
03/18/20	Buy	SEK	6,351	NOK	6,193	—	(24,998)	Morgan Stanley & Co. International PLC
03/18/20	Buy	SEK	6,383	EUR	610	—	(3,731)	Morgan Stanley & Co. International PLC
03/18/20	Buy	SEK	6,383	NOK	6,184	—	(20,540)	Morgan Stanley & Co. International PLC
03/18/20	Buy	SEK	8,084	EUR	769	—	(172)	Morgan Stanley & Co. International PLC

						$293,002	$(249,427)

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Federative Republic of Brazil	06/20/20	1.000%(Q)		350	0.294%	$1,247	$1,288	$41
Kingdom of Saudi Arabia	06/20/24	1.000%(Q)		1,410	0.497%	7,289	31,104	23,815
Petroleo Brasileiro SA	03/20/20	1.000%(Q)		1,210	0.229%	1,768	2,466	698
Republic of Chile	06/20/24	1.000%(Q)		120	0.371%	3,630	3,303	(327)
Republic of Colombia	06/20/24	1.000%(Q)		4,020	0.631%	25,411	65,178	39,767
Republic of Indonesia	06/20/24	1.000%(Q)		3,410	0.557%	(9,685)	66,159	75,844
Republic of Peru	06/20/24	1.000%(Q)		30	0.356%	725	847	122
Russian Federation	12/20/24	1.000%(Q)		160	0.556%	(1,077)	3,440	4,517
State of Qatar	06/20/24	1.000%(Q)		1,070	0.317%	22,951	32,043	9,092
Unibail-Rodamco-Westfield SE	06/20/24	1.000%(Q)	EUR	950	0.481%	18,980	25,291	6,311

						$71,239	$231,119	$159,880

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues—Buy Protection(1):
Republic of China	12/20/20	1.000%(Q)	27,520	$(266,745)	$216,981	$(483,726)	Citibank, N.A.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on corporate and/or sovereign issues—Sell Protection(2):
Heathrow Funding Ltd.	12/20/24	1.000%(Q)	EUR 550	0.803%	$6,236	$3,998	$2,238	JPMorgan Chase Bank, N.A.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.EM.32.V1	12/20/24	1.000%(Q)		1,470	1.737%	$(75,713)	$(48,913)	$26,800
CDX.NA.IG.32.V1	06/20/24	1.000%(Q)		16,040	0.393%	352,923	423,439	70,516
CDX.NA.IG.33.V1	12/20/24	1.000%(Q)		76,250	0.452%	1,470,363	2,002,760	532,397
iTraxx.EUR.32.V1	12/20/29	1.000%(Q)	EUR	6,300	0.853%	28,181	100,644	72,463

						$1,775,754	$2,477,930	$702,176

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	63,760	06/17/21	0.780%(S)	6 Month BBSW(1)(S)	$31,719	$91,029	$59,310
AUD	34,190	03/18/25	1.500%(S)	6 Month BBSW(2)(S)	508,966	344,762	(164,204)
AUD	8,160	06/17/27	1.200%(S)	6 Month BBSW(2)(S)	(30,778)	(69,215)	(38,437)
AUD	6,710	03/18/30	1.750%(S)	6 Month BBSW(2)(S)	192,470	88,571	(103,899)
BRL	5,194	01/02/20	7.250%(M)	Brazil Interbank Overnight Lending Rate(2)(M)	1,891	17,615	15,724
BRL	6,210	01/03/22	5.440%(M)	Brazil Interbank Overnight Lending Rate(2)(M)	7,874	6,873	(1,001)
BRL	2,450	01/02/23	5.750%(M)	Brazil Interbank Overnight Lending Rate(2)(M)	—	(4,033)	(4,033)
BRL	2,619	01/02/23	6.660%(M)	Brazil Interbank Overnight Lending Rate(2)(M)	8,556	17,704	9,148
BRL	1,675	01/02/25	6.260%(M)	Brazil Interbank Overnight Lending Rate(1)(M)	49	10,317	10,268
CAD	78,710	03/18/22	1.750%(S)	3 Month CDOR(2)(S)	(256,599)	(276,294)	(19,695)
CAD	16,850	03/18/25	1.750%(S)	3 Month CDOR(2)(S)	(128,540)	(191,230)	(62,690)
CAD	9,760	06/19/29	3.000%(S)	3 Month CDOR(2)(S)	304,026	245,847	(58,179)
CAD	10,410	03/18/30	2.000%(S)	3 Month CDOR(2)(S)	(32,872)	(127,534)	(94,662)
CHF	1,450	03/18/30	(0.200)%(A)	6 Month CHF LIBOR(2)(S)	577	(18,499)	(19,076)
CNH	134,090	03/18/25	3.000%(Q)	7 Day China Fixing Repo Rates(2)(Q)	29,606	33,635	4,029
EUR	8,280	03/18/22	(0.250)%(A)	6 Month EURIBOR(2)(S)	13,049	4,987	(8,062)
EUR	10,280	03/18/23	(0.250)%(A)	6 Month EURIBOR(1)(S)	(10,240)	10,101	20,341
EUR	3,530	01/15/25	0.080%(A)	6 Month EURIBOR(2)(S)	22,504	49,462	26,958
EUR	25,190	03/18/25	0.000%(A)	6 Month EURIBOR(2)(S)	232,245	152,210	(80,035)
EUR	6,090	03/18/27	0.250%(A)	6 Month EURIBOR(1)(S)	(149,017)	(109,948)	39,069
EUR	4,950	03/18/30	0.500%(A)	6 Month EURIBOR(2)(S)	202,559	159,157	(43,402)
EUR	10,870	09/16/30	0.002%(A)	6 Month EURIBOR(1)(S)	289,310	335,279	45,969
EUR	290	05/12/31	0.330%(A)	6 Month EURIBOR(1)(S)	1,483	740	(743)
EUR	2,210	03/18/40	0.750%(A)	6 Month EURIBOR(2)(S)	125,148	74,471	(50,677)
GBP	2,940	03/18/25	1.000%(S)	6 Month GBP LIBOR(2)(S)	25,107	20,891	(4,216)
GBP	1,980	03/18/27	1.000%(S)	6 Month GBP LIBOR(1)(S)	(15,626)	(9,125)	6,501
GBP	1,590	03/18/30	1.000%(S)	6 Month GBP LIBOR(2)(S)	4,905	(5,479)	(10,384)
GBP	100	03/18/40	1.250%(S)	6 Month GBP LIBOR(1)(S)	(4,209)	(3,066)	1,143
GBP	480	03/18/50	1.250%(S)	6 Month GBP LIBOR(2)(S)	28,562	23,297	(5,265)
JPY	1,250,300	03/18/27	0.000%(S)	6 Month JPY LIBOR(2)(S)	(11,957)	(46,439)	(34,482)
JPY	889,910	03/18/30	0.000%(S)	6 Month JPY LIBOR(1)(S)	76,228	106,061	29,833
JPY	412,270	03/19/30	0.250%(S)	6 Month JPY LIBOR(2)(S)	11,673	4,347	(7,326)
KRW	16,226,620	03/18/22	1.500%(Q)	3 Month KWCDC(2)(Q)	48,054	53,737	5,683
MXN	252,475	03/18/20	8.360%(M)	28 Day Mexican Interbank Rate(1)(M)	(3,602)	(25,372)	(21,770)
MXN	186,500	03/16/22	6.600%(M)	28 Day Mexican Interbank Rate(2)(M)	(3,283)	10,063	13,346
NOK	253,390	03/18/25	2.000%(A)	6 Month NIBOR(1)(S)	(73,070)	9,794	82,864
NOK	96,930	03/18/30	2.000%(A)	6 Month NIBOR(1)(S)	(47,804)	71,350	119,154
NOK	48,120	03/19/30	2.000%(A)	6 Month NIBOR(2)(S)	9,818	(33,579)	(43,397)
NZD	10,560	03/18/25	1.500%(S)	3 Month BBR(2)(Q)	34,865	11,576	(23,289)
SEK	123,600	03/18/30	0.500%(A)	3 Month STIBOR(1)(Q)	109,854	272,888	163,034

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
16,530	12/15/21	1.259%(A)	1 Day USOIS(2)(A)	$(758)	$(49,025)	$(48,267)
2,610	03/18/22	1.500%(S)	3 Month LIBOR(1)(Q)	3,696	7,667	3,971
56,970	03/18/22	1.750%(S)	3 Month LIBOR(1)(Q)	(185,917)	(111,371)	74,546
37,900	07/25/24	—(3)	—(3)	462	397	(65)
27,240	03/18/25	1.750%(S)	3 Month LIBOR(1)(Q)	(126,131)	(27,980)	98,151
37,600	11/15/26	1.333%(A)	1 Day USOIS(1)(A)	87,377	519,980	432,603
6,860	06/19/29	3.000%(S)	3 Month LIBOR(1)(Q)	(367,421)	(294,990)	72,431
10,170	08/15/29	1.654%(S)	3 Month LIBOR(2)(Q)	(7,121)	(198,805)	(191,684)
2,100	03/18/30	2.000%(S)	3 Month LIBOR(1)(Q)	(46,665)	(19,344)	27,321
10,930	05/15/45	1.842%(S)	3 Month LIBOR(1)(Q)	22,736	540,730	517,994

				$933,759	$1,674,210	$740,451

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

(3)	The Portfolio pays the floating rate of 1 Month LIBOR plus 9.00 bps monthly and receives the floating rate of 3 Month LIBOR quarterly.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$220,979	$—	$2,238	$(483,726)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Credit Suisse Securities (USA) LLC	$10,225,870	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Cayman Islands	$—	$32,456,423	$—
United States	—	20,895,504	—
Corporate Bonds
Australia	—	1,909,202	—
Belgium	—	4,418,822	—
Bermuda	—	545,390	—
Brazil	—	566,273	—
Canada	—	5,522,617	—
Cayman Islands	—	1,095,588	—
China	—	2,437,711	—
France	—	14,850,188	—
Germany	—	13,930,143	—

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
India	$—	$264,633	$—
Ireland	—	3,938,786	—
Italy	—	2,086,427	—
Japan	—	1,064,727	—
Luxembourg	—	1,464,091	—
Mexico	—	2,954,500	—
Netherlands	—	4,094,880	—
Russia	—	1,322,296	—
South Africa	—	206,575	—
Spain	—	3,713,732	—
Switzerland	—	5,819,177	—
Turkey	—	371,581	—
United Kingdom	—	11,853,064	—
United States	—	92,650,209	—
Venezuela	—	543,300	—
Municipal Bonds
Puerto Rico	—	1,196,212	—
Residential Mortgage-Backed Securities
United Kingdom	—	11,747,536	—
United States	—	16,842,585	—
Sovereign Bonds
Australia	—	7,873,999	—
Austria	—	1,480,842	—
Belgium	—	2,676,316	—
Canada	—	15,601,554	—
Denmark	—	1,193,394	—
Dominican Republic	—	909,489	—
Ecuador	—	586,945	—
Egypt	—	275,581	—
France	—	4,226,166	—
Indonesia	—	1,561,687	—
Ireland	—	1,647,800	—
Israel	—	827,177	—
Italy	—	7,144,731	—
Japan	—	82,068,636	—
Portugal	—	1,957,184	—
Singapore	—	2,219,750	—
South Korea	—	9,331,604	—
Spain	—	6,910,773	—
Sri Lanka	—	200,089	—
Supranational Bank	—	1,445,167	—
Switzerland	—	428,836	—
Thailand	—	8,929,574	—
United Kingdom	—	17,907,311	—
U.S. Government Agency Obligations	—	122,810,915	—
Affiliated Mutual Funds	33,904,759	—	—
Options Purchased	—	316,689	—

Total	$33,904,759	$561,294,381	$—

Liabilities
Options Written	$—	$(1,535,675)	$—

Other Financial Instruments*
Assets
Futures Contracts	$325,656	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	2,916,227	—
OTC Cross Currency Exchange Contracts	—	293,002	—
Centrally Cleared Credit Default Swap Agreements	—	862,383	—

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
OTC Credit Default Swap Agreement	$—	$6,236	$—
Centrally Cleared Interest Rate Swap Agreements	—	1,879,391	—

Total	$325,656	$5,957,239	$—

Liabilities
Futures Contracts	$(1,616,778)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(5,619,657)	—
OTC Cross Currency Exchange Contracts	—	(249,427)	—
Centrally Cleared Credit Default Swap Agreement	—	(327)	—
OTC Credit Default Swap Agreement	—	(266,745)	—
Centrally Cleared Interest Rate Swap Agreements	—	(1,138,940)	—

Total	$(1,616,778)	$(7,275,096)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Sovereign Bonds	34.0%
U.S. Government Agency Obligations	23.5
Banks	11.2
Affiliated Mutual Funds (5.0% represents investments purchased with collateral from securities on loan)	6.5
Collateralized Loan Obligations	6.2
Residential Mortgage-Backed Securities	6.0
Student Loans	3.3
Telecommunications	2.6
Pharmaceuticals	2.0
Media	1.6
Semiconductors	1.5
Oil & Gas	1.2
Diversified Financial Services	1.2
Chemicals	1.0
Pipelines	0.9
Aerospace & Defense	0.8
Beverages	0.8
Real Estate Investment Trusts (REITs)	0.8
Healthcare-Products	0.8
Retail	0.8
Software	0.6
Healthcare-Services	0.5
Electric	0.4
Insurance	0.4
Real Estate	0.4
Engineering & Construction	0.4
Commercial Services	0.4
Mining	0.3
Packaging & Containers	0.3
Internet	0.3
Foods	0.2
Auto Manufacturers	0.2

Municipal Bonds	0.2%
Home Equity Loans	0.2
Building Materials	0.2
Water	0.2
Miscellaneous Manufacturing	0.2
Auto Parts & Equipment	0.2
Investment Companies	0.2
Environmental Control	0.2
Toys/Games/Hobbies	0.1
Leisure Time	0.1
Savings & Loans	0.1
Computers	0.1
Iron/Steel	0.1
Entertainment	0.1
Machinery-Construction & Mining	0.1
Forest Products & Paper	0.1
Distribution/Wholesale	0.1
Lodging	0.1
Private Equity	0.1
Home Builders	0.1
Options Purchased	0.0	*
Agriculture	0.0	*
Oil & Gas Services	0.0	*
Electrical Components & Equipment	0.0	*
	113.9
Options Written	(0.3)
Liabilities in excess of other assets	(13.6)
	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$862,383	*	Due from/to broker-variation margin swaps	$327	*
Credit contracts	Premiums paid for OTC swap agreements	220,979		—	—
Credit contracts	Unrealized appreciation on OTC swap agreements	2,238		Unrealized depreciation on OTC swap agreements	483,726
Foreign exchange contracts	Due from/to broker-variation margin futures	45	*	—	—
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	293,002		Unrealized depreciation on OTC cross currency exchange contracts	249,427
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,916,227		Unrealized depreciation on OTC forward foreign currency exchange contracts	5,619,657
Interest rate contracts	Due from/to broker-variation margin futures	325,611	*	Due from/to broker-variation margin futures	1,616,778	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,879,391	*	Due from/to broker-variation margin swaps	1,138,940	*
Interest rate contracts	Unaffiliated investments	316,689		Options written outstanding, at value	1,535,675

		$6,816,565			$10,644,530

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$990,693
Foreign exchange contracts	—	—	(1,647)	3,971,151	—
Interest rate contracts	(348,817)	426,809	14,681,647	—	6,356,809

Total	$(348,817)	$426,809	$14,680,000	$3,971,151	$7,347,502

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$2,498,764
Foreign exchange contracts	—	—	45	55,900	—
Interest rate contracts	(66,203)	290,293	(1,696,159)	—	(905,658)

Total	$(66,203)	$290,293	$(1,696,114)	$55,900	$1,593,106

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$266,005	$76,254,386	$233,970,597	$281,550,715	$198,333,725

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$490,283,270	$61,278,665	$1,051,459,539	$41,767,850

Credit Default Swap Agreements— Sell Protection(2)
$123,231,331

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$25,759,107	$(25,759,107)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$—	$(554,545)	$(554,545)	$554,545	$—
Barclays Bank PLC	2,932	(163,760)	(160,828)	—	(160,828)

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Citibank, N.A.	$216,981	$(483,726)	$(266,745)	$266,745	$—
Deutsche Bank AG	45,525	(163,685)	(118,160)	—	(118,160)
JPMorgan Chase Bank, N.A.	252,429	(350,919)	(98,490)	98,490	—
Morgan Stanley & Co. International PLC	3,209,229	(5,869,084)	(2,659,855)	2,659,855	—
UBS AG	22,039	(302,766)	(280,727)	280,727	—

	$3,749,135	$(7,888,485)	$(4,139,350)	$3,860,362	$(278,988)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $25,759,107:
Unaffiliated investments (cost $545,559,952)	$561,294,381
Affiliated investments (cost $33,903,043)	33,904,759
Cash segregated for counterparty — OTC	13,280,000
Foreign currency, at value (cost $1,488,950)	1,502,350
Deposit with broker for centrally cleared/exchange-traded derivatives	10,225,870
Dividends and interest receivable	3,249,686
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,916,227
Receivable for investments sold	2,593,231
Unrealized appreciation on OTC cross currency exchange contracts	293,002
Premiums paid for OTC swap agreements	220,979
Due from broker-variation margin swaps	78,076
Tax reclaim receivable	53,515
Unrealized appreciation on OTC swap agreements	2,238
Receivable for Portfolio shares sold	1,890
Prepaid expenses and other assets	11,112

Total Assets	629,627,316

LIABILITIES
Payable for investments purchased	72,457,612
Payable to broker for collateral for securities on loan	26,326,811
Unrealized depreciation on OTC forward foreign currency exchange contracts	5,619,657
Options written outstanding, at value (proceeds received $1,825,968)	1,535,675
Unrealized depreciation on OTC swap agreements	483,726
Unrealized depreciation on OTC cross currency exchange contracts	249,427
Accrued expenses and other liabilities	194,016
Management fee payable	118,332
Due to broker-variation margin futures	55,023
Distribution fee payable	21,470
Payable to affiliate	14,186
Affiliated transfer agent fee payable	357
Payable for Portfolio shares repurchased	332

Total Liabilities	107,076,624

NET ASSETS	$522,550,692

Net assets were comprised of:
Partners’ Equity	$522,550,692

Net asset value and redemption price per share, $522,550,692 / 44,612,722 outstanding shares of beneficial interest	$11.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $96,122 foreign withholding tax, of which $34,548 is reimbursable by an affiliate)	$16,838,802
Affiliated dividend income	861,491
Affiliated income from securities lending, net	24,529

Total income	17,724,822

EXPENSES
Management fee	4,426,478
Distribution fee	1,752,612
Custodian and accounting fees	280,087
Audit fee	59,011
Trustees’ fees	17,560
Legal fees and expenses	14,384
Shareholders’ reports	11,992
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	29,455

Total expenses	6,598,587

NET INVESTMENT INCOME (LOSS)	11,126,235

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $3,344) (net of foreign capital gains taxes $(102,501))	14,715,250
Futures transactions	14,680,000
Forward and cross currency contract transactions	3,971,151
Options written transactions	426,809
Swap agreements transactions	7,347,502
Foreign currency transactions	(1,635,797)

39,504,915

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,031)	23,672,201
Futures	(1,696,114)
Forward and cross currency contracts	55,900
Options written	290,293
Swap agreements	1,593,106
Foreign currencies	62,156

23,977,542

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	63,482,457

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$74,608,692

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$11,126,235	$12,050,707
Net realized gain (loss) on investment and foreign currency transactions	39,504,915	2,434,452
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	23,977,542	(17,225,099)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	74,608,692	(2,739,940)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [12,817,061 and 9,648,503 shares, respectively]	142,509,994	102,471,574
Portfolio shares repurchased [41,367,311 and 11,277,350 shares, respectively]	(475,684,683)	(119,545,774)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(333,174,689)	(17,074,200)

CAPITAL CONTRIBUTIONS	57	50,701

TOTAL INCREASE (DECREASE)	(258,565,940)	(19,763,439)
NET ASSETS:
Beginning of year	781,116,632	800,880,071

End of year	$522,550,692	$781,116,632

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 97.0%

COMMON STOCKS	Shares	Value
Australia — 6.7%
APA Group	32,257	$251,858
Atlas Arteria Ltd	53,517	294,670
Cleanaway Waste Management Ltd	170,008	241,059
Transurban Group	33,172	347,555

		1,135,142

Brazil — 4.0%
Neoenergia SA	50,196	310,457
Rumo SA*	56,464	366,349

		676,806

Canada — 4.4%
Enbridge, Inc	6,854	272,513
Pembina Pipeline Corp.(a)	7,911	293,182
TC Energy Corp.	3,287	175,064

		740,759

China — 0.9%
Guangdong Investment Ltd	71,902	150,627

Denmark — 2.2%
Orsted A/S, 144A	3,628	375,598

France — 7.7%
Eiffage SA	4,496	514,590
Getlink SE	11,467	199,346
Vinci SA	5,257	585,110

		1,299,046

Germany — 3.9%
RWE AG	21,420	659,942

India — 0.5%
NTPC Ltd	45,544	76,061

Italy — 6.2%
Atlantia SpA	9,492	221,379
Enav SpA, 144A	51,621	308,336
Enel SpA	64,251	510,275

		1,039,990

Mexico — 1.0%
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	13,579	161,411

Spain — 9.6%
Cellnex Telecom SA, 144A	13,824	597,201
Ferrovial SA	20,044	607,168
Iberdrola SA	40,660	419,857

		1,624,226

United Kingdom — 2.4%
National Grid PLC	16,545	207,522
SSE PLC	10,595	202,212

		409,734

United States — 47.5%
Alliant Energy Corp.	4,521	247,389

COMMON STOCKS (continued)	Shares	Value
United States (cont’d.)
American Electric Power Co., Inc.	5,211	$492,492
American Tower Corp., REIT	1,403	322,437
Aqua America, Inc.	10,828	508,266
Cheniere Energy, Inc.*	5,387	328,984
Crown Castle International Corp., REIT	1,138	161,767
Dominion Energy, Inc.	3,094	256,245
Edison International	6,520	491,673
Equinix, Inc., REIT	685	399,835
Exelon Corp.	3,697	168,546
FirstEnergy Corp.	11,987	582,568
Kinder Morgan, Inc.	12,427	263,080
NextEra Energy, Inc.	3,458	837,389
Norfolk Southern Corp.	1,868	362,635
ONEOK, Inc.	4,736	358,373
Sempra Energy	3,178	481,403
Targa Resources Corp.	3,788	154,664
Union Pacific Corp.	2,739	495,184
Waste Connections, Inc.	3,809	345,819
Waste Management, Inc.	3,048	347,350
Williams Cos., Inc. (The)	17,469	414,365

		8,020,464

TOTAL LONG-TERM INVESTMENTS (cost $13,573,287)		16,369,806

SHORT-TERM INVESTMENTS — 4.8%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	516,060	516,060
PGIM Institutional Money Market Fund (cost $284,005; includes $283,459 of cash collateral for securities on loan)(b)(w)	283,949	284,005

TOTAL SHORT-TERM INVESTMENTS (cost $800,065)		800,065

TOTAL INVESTMENTS — 101.8% (cost $14,373,352)		17,169,871
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.8)%		(297,757)

NET ASSETS — 100.0%		$16,872,114

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $277,950; cash collateral of $283,459 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$1,135,142	$—
Brazil	676,806	—	—
Canada	740,759	—	—
China	—	150,627	—
Denmark	—	375,598	—
France	—	1,299,046	—
Germany	—	659,942	—
India	—	76,061	—
Italy	—	1,039,990	—
Mexico	161,411	—	—
Spain	—	1,624,226	—
United Kingdom	—	409,734	—
United States	8,020,464	—	—
Affiliated Mutual Funds	800,065	—	—

Total	$10,399,505	$6,770,366	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Electric Utilities	27.4%
Oil, Gas & Consumable Fuels	13.4
Construction & Engineering	10.1
Multi-Utilities	9.5
Transportation Infrastructure	9.2
Road & Rail	7.2
Commercial Services & Supplies	5.5
Equity Real Estate Investment Trusts (REITs)	5.3
Affiliated Mutual Funds (1.7% represents investments purchased with collateral from securities on loan)	4.8
Water Utilities	3.9
Diversified Telecommunication Services	3.5
Gas Utilities	1.5
Independent Power & Renewable Electricity Producers	0.5

101.8
Liabilities in excess of other assets	(1.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Financial Instruments/Transactions-Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$277,950	$(277,950)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST JENNISON GLOBAL INFRASTRUCTURE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $277,950:
Unaffiliated investments (cost $13,573,287)	$16,369,806
Affiliated investments (cost $800,065)	800,065
Foreign currency, at value (cost $243)	247
Dividends receivable	26,022
Tax reclaim receivable	19,984
Receivable for Portfolio shares sold	893
Prepaid expenses and other assets	1,131

Total Assets	17,218,148

LIABILITIES
Payable to broker for collateral for securities on loan	283,459
Accrued expenses and other liabilities	20,670
Custodian and accounting fees payable	18,363
Payable to affiliate	16,092
Management fee payable	6,322
Distribution fee payable	691
Affiliated transfer agent fee payable	357
Payable for Portfolio shares repurchased	80

Total Liabilities	346,034

NET ASSETS	$16,872,114

Net assets were comprised of:
Partners’ Equity	$16,872,114

Net asset value and redemption price per share, $16,872,114 / 1,194,138 outstanding shares of beneficial interest	$14.13

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $37,756 foreign withholding tax, of which $7,744 is reimbursable by an affiliate)	$409,685
Affiliated dividend income	10,441
Income from securities lending, net (including affiliated income of $1,478)	1,479

Total income	421,605

EXPENSES
Management fee	126,027
Distribution fee	37,846
Custodian and accounting fees	54,731
Audit fee	21,400
Legal fees and expenses	11,963
Fund data services	11,390
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,009
Shareholders’ reports	3,801
Miscellaneous	7,941

Total expenses	291,708
Less: Fee waiver and/or expense reimbursement	(100,965)

Net expenses	190,743

NET INVESTMENT INCOME (LOSS)	230,862

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $416)	681,421
Foreign currency transactions	(4,570)

676,851

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $140)	2,752,237
Foreign currencies	(207)

2,752,030

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	3,428,881

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,659,743

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$230,862	$198,244
Net realized gain (loss) on investment and foreign currency transactions	676,851	287,043
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,752,030	(1,662,616)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,659,743	(1,177,329)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [98,524 and 162,660 shares, respectively]	1,276,365	1,905,310
Portfolio shares repurchased [69,313 and 59,995 shares, respectively]	(888,247)	(699,899)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	388,118	1,205,411

CAPITAL CONTRIBUTIONS	289	5,726

TOTAL INCREASE (DECREASE)	4,048,150	33,808
NET ASSETS:
Beginning of year	12,823,964	12,790,156

End of year	$16,872,114	$12,823,964

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST MANAGED ALTERNATIVES PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 99.1%	Shares	Value
AFFILIATED MUTUAL FUNDS — 84.2%
AST FQ Absolute Return Currency Portfolio*	303,149	$2,846,567
AST Neuberger Berman Long/Short Portfolio*	243,436	2,940,702
AST PIMCO Dynamic Bond Portfolio*	392,118	3,960,389

TOTAL AFFILIATED MUTUAL FUNDS (cost $9,358,742)		9,747,658

UNAFFILIATED FUNDS — 14.9%
Arbitrage Fund (The) (Institutional Shares)	52,423	699,848
Gabelli ABC Fund (Advisor Class Shares)	101,241	1,022,536

TOTAL UNAFFILIATED FUNDS (cost $1,726,206)		1,722,384

TOTAL LONG-TERM INVESTMENTS (cost $11,084,948)		11,470,042

SHORT-TERM INVESTMENT — 0.9%	Shares	Value
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $104,948)(w)	104,948	$104,948

TOTAL INVESTMENTS — 100.0% (cost $11,189,896)		11,574,990
Other assets in excess of liabilities — 0.0%		3,207

NET ASSETS — 100.0%		$11,578,197

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted	quoted prices generally in active markets for identical securities.
Level 2—quoted	prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—unobservable	inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$9,852,606	$—	$—
Unaffiliated Funds	1,722,384	—	—

Total	$11,574,990	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Core Bond	59.6%
Multicurrency	24.6
Unaffiliated Funds	14.9
Ultra Short Bond	0.9

100.0
Other assets in excess of liabilities	0.0 *

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST MANAGED ALTERNATIVES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Affiliated investments (cost $9,463,690)	$9,852,606
Unaffiliated investments (cost $1,726,206)	1,722,384
Dividends receivable	27,487
Receivable for Portfolio shares sold	1,841
Due from Manager	1,600
Prepaid expenses	786

Total Assets	11,606,704

LIABILITIES
Custodian and accounting fees payable	13,582
Audit fee payable	10,700
Shareholders’ reports payable	1,739
Trustees’ fees payable	1,672
Accrued expenses and other liabilities	454
Affiliated transfer agent fee payable	357
Payable for Portfolio shares repurchased	3

Total Liabilities	28,507

NET ASSETS	$11,578,197

Net assets were comprised of:
Partners’ Equity	$11,578,197

Net asset value and redemption price per share, $11,578,197 / 1,136,037 outstanding shares of beneficial interest	$10.19

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$15,459
Affiliated dividend income	3,084

Total income	18,543

EXPENSES
Management fee	16,395
Custodian and accounting fees	41,818
Audit fee	21,400
Legal fees and expenses	12,204
Fund data services	10,907
Trustees’ fees	9,600
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	3,053
Miscellaneous	8,411

Total expenses	130,796
Less: Fee waiver and/or expense reimbursement	(107,159)

Net expenses	23,637

NET INVESTMENT INCOME (LOSS)	(5,094)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $32,123)	26,131
Net capital gain distributions received	30,277

56,408

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $487,504)	504,059

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	560,467

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$555,373

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(5,094)	$(3,808)
Net realized gain (loss) on investment transactions	26,131	3,121
Net capital gain distributions received	30,277	—
Net change in unrealized appreciation (depreciation) on investments	504,059	(327,716)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	555,373	(328,403)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [164,835 and 381,943 shares, respectively]	1,652,916	3,779,252
Portfolio shares repurchased [93,591 and 85,357 shares, respectively]	(934,713)	(842,656)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	718,203	2,936,596

TOTAL INCREASE (DECREASE)	1,273,576	2,608,193
NET ASSETS:
Beginning of year	10,304,621	7,696,428

End of year	$11,578,197	$10,304,621

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST MANAGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 99.9%	Shares	Value
AFFILIATED MUTUAL FUNDS — 98.4%
AST AQR Emerging Markets Equity Portfolio*	452,715	$5,541,231
AST ClearBridge Dividend Growth Portfolio*	93,884	2,065,440
AST Cohen & Steers Global Realty Portfolio*	2,267	33,863
AST International Growth Portfolio*	349,063	7,166,253
AST International Value Portfolio*	281,292	6,036,531
AST Loomis Sayles Large-Cap Growth Portfolio*	82,168	5,248,910
AST MFS Global Equity Portfolio*	85,315	2,057,801
AST Mid-Cap Growth Portfolio*	196,833	2,310,822
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	106,432	3,757,059
AST QMA US Equity Alpha Portfolio*	130,234	4,545,179
AST Small-Cap Growth Portfolio*	15,423	818,196
AST Small-Cap Value Portfolio*	28,998	840,081
AST T. Rowe Price Large-Cap Value Portfolio*	242,369	4,173,588
AST T. Rowe Price Natural Resources Portfolio*	2,291	51,599

TOTAL AFFILIATED MUTUAL FUNDS (cost $35,802,774)(w)		44,646,553

EXCHANGE-TRADED FUNDS — 1.5%
SPDR S&P 500 ETF Trust	1,300	418,418

EXCHANGE-TRADED FUNDS (continued)	Shares	Value
Vanguard FTSE Developed Markets ETF	5,400	$237,924
Vanguard FTSE Emerging Markets ETF	700	31,129

TOTAL EXCHANGE-TRADED FUNDS (cost $526,066)		687,471

TOTAL LONG-TERM INVESTMENTS (cost $36,328,840)		45,334,024

SHORT-TERM INVESTMENT — 0.2%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $109,919)(w)	109,919	109,919

TOTAL INVESTMENTS — 100.1% (cost $36,438,759)		45,443,943
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(38,219)

NET ASSETS — 100.0%		$45,405,724

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$44,756,472	$—	$—
Exchange-Traded Funds	687,471	—	—

Total	$45,443,943	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST MANAGED EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Large/Mid-Cap Value	27.5%
International Growth	20.3
Large/Mid-Cap Growth	16.7
International Value	13.3
Emerging Markets	12.2
Large/Mid-Cap Blend	4.5
Small-Cap Value	1.9
Small-Cap Growth	1.8
Exchange-Traded Funds	1.5
Ultra Short Bond	0.2

Sector	0.1%
Global Real Estate	0.1

100.1
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST MANAGED EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Affiliated investments (cost $35,912,693)	$44,756,472
Unaffiliated investments (cost $526,066)	687,471
Dividends receivable	2,041
Receivable for Portfolio shares sold	17
Prepaid expenses	786

Total Assets	45,446,787

LIABILITIES
Custodian and accounting fees payable	25,031
Audit fee payable	10,700
Accrued expenses and other liabilities	3,494
Payable for Portfolio shares repurchased	1,481
Affiliated transfer agent fee payable	357

Total Liabilities	41,063

NET ASSETS	$45,405,724

Net assets were comprised of:
Partners’ Equity	$45,405,724

Net asset value and redemption price per share, $45,405,724 / 3,094,850 outstanding shares of beneficial interest	$14.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$16,936
Affiliated dividend income	9,511

Total income	26,447

EXPENSES
Management fee	60,876
Custodian and accounting fees	77,361
Audit fee	21,400
Legal fees and expenses	12,256
Trustees’ fees	9,760
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	3,271
Miscellaneous	12,555

Total expenses	204,487
Less: Fee waiver and/or expense reimbursement	(128,489)

Net expenses	75,998

NET INVESTMENT INCOME (LOSS)	(49,551)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $1,533,757)	1,563,270
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $7,403,363)	7,532,177

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	9,095,447

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,045,896

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(49,551)	$(40,703)
Net realized gain (loss) on investment transactions	1,563,270	486,567
Net change in unrealized appreciation (depreciation) on investments	7,532,177	(5,096,160)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,045,896	(4,650,296)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [490,481 and 651,226 shares, respectively]	6,461,420	8,664,312
Portfolio shares repurchased [286,500 and 221,422 shares, respectively]	(3,892,662)	(2,952,430)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	2,568,758	5,711,882

TOTAL INCREASE (DECREASE)	11,614,654	1,061,586
NET ASSETS:
Beginning of year	33,791,070	32,729,484

End of year	$45,405,724	$33,791,070

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST MANAGED FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 97.5%	Shares	Value
AFFILIATED MUTUAL FUNDS — 95.7%
AST Blackrock Low Duration Bond Portfolio*	38,906	$440,420
AST High Yield Portfolio*	217,252	2,472,325
AST PIMCO Dynamic Bond Portfolio*	43,704	441,415
AST Prudential Core Bond Portfolio*	2,565,245	34,348,624
AST Wellington Management Global Bond Portfolio*	244,157	2,878,610
AST Western Asset Emerging Markets Debt Portfolio*	147,256	1,799,467

TOTAL AFFILIATED MUTUAL FUNDS (cost $38,317,657)(w)		42,380,861

EXCHANGE-TRADED FUNDS — 1.8%
iShares 3-7 Year Treasury Bond ETF	2,640	331,980
iShares TIPS Bond ETF	4,188	488,195

TOTAL EXCHANGE-TRADED FUNDS (cost $802,942)		820,175

TOTAL LONG-TERM INVESTMENTS (cost $39,120,599)		43,201,036

SHORT-TERM INVESTMENTS — 2.6%
AFFILIATED MUTUAL FUND — 2.5%
PGIM Core Ultra Short Bond Fund (cost $1,112,260)(w)	1,112,260	1,112,260

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
1.531%	03/19/20	20	$19,937

(cost $19,934)
TOTAL SHORT-TERM INVESTMENTS (cost $1,132,194)			1,132,197

TOTAL INVESTMENTS — 100.1% (cost $40,252,793)			44,333,233
LIABILITIES IN EXCESS OF OTHER ASSETS(z) — (0.1)%			(42,635)

NET ASSETS — 100.0%			$44,290,598

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown is the effective yield to maturity at purchased date.

(w)	PGIM Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2	5 Year U.S. Treasury Notes	Mar. 2020	$237,219	$(738)
5	10 Year U.S. Treasury Notes	Mar. 2020	642,109	(5,439)

				$(6,177)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Credit Suisse Securities (USA) LLC	$—	$19,937

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST MANAGED FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$43,493,121	$—	$—
Exchange-Traded Funds	820,175	—	—
U.S. Treasury Obligation	—	19,937	—

Total	$44,313,296	$19,937	$—

Other Financial Instruments*
Liabilities
Futures Contracts	$(6,177)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Core Bond	86.0%
High Yield	5.6
Emerging Markets	4.1
Ultra Short Bond	2.5
Exchange-Traded Funds	1.8
U.S. Treasury Obligation	0.1

100.1
Liabilities in excess of other assets	(0.1)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	—	$ —	Due from/to broker — variation margin futures	$6,177	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$16,248

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST MANAGED FIXED INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(6,177)

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$611,919

(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST MANAGED FIXED INCOME PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Affiliated investments (cost $39,429,917)	$43,493,121
Unaffiliated investments (cost $822,876)	840,112
Receivable for Portfolio shares sold	156
Prepaid expenses	786

Total Assets	44,334,175

LIABILITIES
Custodian and accounting fees payable	25,376
Audit fee payable	10,700
Accrued expenses and other liabilities	3,332
Management fee payable	2,436
Payable for Portfolio shares repurchased	782
Due to broker-variation margin futures	594
Affiliated transfer agent fee payable	357

Total Liabilities	43,577

NET ASSETS	$44,290,598

Net assets were comprised of:
Partners’ Equity	$44,290,598

Net asset value and redemption price per share, $44,290,598 / 3,851,900 outstanding shares of beneficial interest	$11.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Affiliated dividend income	$22,295
Unaffiliated dividend income	12,067
Interest income	408

Total income	34,770

EXPENSES
Management fee	62,751
Custodian and accounting fees	78,453
Audit fee	21,400
Legal fees and expenses	12,256
Trustees’ fees	9,760
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	2,900
Miscellaneous	12,623

Total expenses	207,151
Less: Fee waiver and/or expense reimbursement	(709)

Net expenses	206,442

NET INVESTMENT INCOME (LOSS)	(171,672)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $614,128)	606,437
Futures transactions	16,248

622,685

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,974,840)	3,013,340
Futures	(6,177)

3,007,163

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	3,629,848

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,458,176

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(171,672)	$(165,637)
Net realized gain (loss) on investment transactions	622,685	335,531
Net change in unrealized appreciation (depreciation) on investments	3,007,163	(486,039)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,458,176	(316,145)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [541,841 and 935,250 shares, respectively]	6,069,411	9,829,263
Portfolio shares repurchased [383,660 and 522,363 shares, respectively]	(4,264,501)	(5,471,394)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	1,804,910	4,357,869

TOTAL INCREASE (DECREASE)	5,263,086	4,041,724
NET ASSETS:
Beginning of year	39,027,512	34,985,788

End of year	$44,290,598	$39,027,512

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 79.3%
COMMON STOCKS — 76.4%	Shares	Value
Aerospace & Defense — 1.2%
Boeing Co. (The)	800	$260,608
General Dynamics Corp.	150	26,453
L3Harris Technologies, Inc.	750	148,402

		435,463

Airlines — 1.2%
Delta Air Lines, Inc.	7,400	432,752

Banks — 1.5%
JPMorgan Chase & Co.	4,100	571,540

Biotechnology — 1.6%
Gilead Sciences, Inc.	7,560	491,249
Moderna, Inc.*	5,700	111,492

		602,741

Capital Markets — 7.1%
BlackRock, Inc.	900	452,430
Blackstone Group, Inc. (The) (Class A Stock)	10,250	573,385
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	12,428	718,338
CME Group, Inc.	1,950	391,404
S&P Global, Inc.	1,000	273,050
Tradeweb Markets, Inc. (Class A Stock)	5,500	254,925

		2,663,532

Chemicals — 2.6%
Ashland Global Holdings, Inc.	9,952	761,627
Axalta Coating Systems Ltd.*	6,500	197,600

		959,227

Diversified Consumer Services — 0.9%
OneSpaWorld Holdings Ltd. (Bahamas)*	19,900	335,116

Diversified Financial Services — 1.5%
FGL Holdings	49,866	531,073
Mosaic Acquisition Corp. (Class A Stock)*	2,100	21,598

		552,671

Electric Utilities — 1.8%
NextEra Energy, Inc.	2,750	665,940

Electronic Equipment, Instruments & Components — 2.1%
Amphenol Corp. (Class A Stock)	2,378	257,371
CDW Corp.	3,650	521,366

		778,737

Entertainment — 2.9%
Activision Blizzard, Inc.	10,700	635,794
Spotify Technology SA*	3,080	460,614

		1,096,408

Food & Staples Retailing — 1.7%
Costco Wholesale Corp.	375	110,220
Walmart, Inc.	4,550	540,722

		650,942

COMMON STOCKS (continued)	Shares	Value
Food Products — 0.6%
Conagra Brands, Inc.	2,800	$95,872
Mondelez International, Inc. (Class A Stock)	2,700	148,716

		244,588

Health Care Equipment & Supplies — 1.9%
Axogen, Inc.*	6,700	119,863
Becton, Dickinson & Co.	325	88,390
Medtronic PLC	4,300	487,835

		696,088

Health Care Providers & Services — 2.9%
CVS Health Corp.	4,050	300,875
Humana, Inc.	1,200	439,824
UnitedHealth Group, Inc.	1,146	336,901

		1,077,600

Hotels, Restaurants & Leisure — 2.9%
Marriott International, Inc. (Class A Stock)	686	103,881
McDonald’s Corp.	3,950	780,560
MGM Resorts International	5,700	189,639

		1,074,080

Interactive Media & Services — 4.8%
Alphabet, Inc. (Class A Stock)*	701	938,912
Alphabet, Inc. (Class C Stock)*	128	171,139
Facebook, Inc. (Class A Stock)*	3,350	687,587

		1,797,638

Internet & Direct Marketing Retail — 4.6%
Amazon.com, Inc.*	410	757,614
Chewy, Inc. (Class A Stock)*	7,841	227,389
Expedia Group, Inc.	6,700	724,538

		1,709,541

IT Services — 3.5%
PayPal Holdings, Inc.*	1,100	118,987
Visa, Inc. (Class A Stock)	4,000	751,600
WEX, Inc.*	2,015	422,062

		1,292,649

Machinery — 0.5%
Gates Industrial Corp. PLC*	13,500	185,760

Multi-Utilities — 2.3%
Brookfield Infrastructure Partners LP (Canada)	11,100	554,889
Dominion Energy, Inc.	2,400	198,768
Sempra Energy	750	113,610

		867,267

Oil, Gas & Consumable Fuels — 2.9%
Enbridge, Inc. (Canada)	12,204	485,353
Enterprise Products Partners LP, MLP	21,600	608,256

		1,093,609

Pharmaceuticals — 0.8%
Johnson & Johnson	2,000	291,740

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Professional Services — 4.1%
Equifax, Inc.	4,200	$588,504
IHS Markit Ltd.*	10,550	794,943
Verisk Analytics, Inc.	1,000	149,340

		1,532,787

Road & Rail — 1.3%
CSX Corp.	2,570	185,965
Union Pacific Corp.	1,600	289,264

		475,229

Semiconductors & Semiconductor Equipment — 0.6%
ASML Holding NV (Netherlands)	710	210,117

Software — 5.1%
Elastic NV*	900	57,870
ForeScout Technologies, Inc.*	2,800	91,840
Microsoft Corp.	4,650	733,305
SailPoint Technologies Holding, Inc.*	10,800	254,880
salesforce.com, Inc.*	1,700	276,488
ServiceNow, Inc.*	1,050	296,436
Workday, Inc. (Class A Stock)*	700	115,115
Zendesk, Inc.*	1,200	91,956

		1,917,890

Specialty Retail — 3.4%
Asbury Automotive Group, Inc.*	1,900	212,401
Home Depot, Inc. (The)	1,600	349,408
Hudson Ltd. (Class A Stock)*	14,500	222,430
Lowe’s Cos., Inc.	4,100	491,016

		1,275,255

Technology Hardware, Storage & Peripherals — 1.8%
Apple, Inc.	2,300	675,395

Textiles, Apparel & Luxury Goods — 1.6%
NIKE, Inc. (Class B Stock)	4,800	486,288
PVH Corp.	900	94,635

		580,923

Tobacco — 0.5%
Philip Morris International, Inc.	2,070	176,136

Trading Companies & Distributors — 3.8%
HD Supply Holdings, Inc.*	15,700	631,454
Univar Solutions, Inc.*	32,300	782,952

		1,414,406

Water Utilities — 0.4%
American Water Works Co., Inc.	1,250	153,563

TOTAL COMMON STOCKS (cost $24,041,413)		28,487,330

PREFERRED STOCK — 0.3%
Multi-Utilities
Sempra Energy, Series B, CVT, 6.750%	1,050	125,024

(cost $106,128)

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CONVERTIBLE BONDS — 0.9%
Semiconductors — 0.1%
MagnaChip Semiconductor SA (South Korea),
Gtd. Notes
5.000%	03/01/21	25	$37,678

Software — 0.8%
SailPoint Technologies Holding, Inc.,
Sr. Unsec’d. Notes, 144A
0.125%	09/15/24	285	306,586

TOTAL CONVERTIBLE BONDS (cost $311,732)			344,264

CORPORATE BONDS — 1.7%
Electronics — 0.2%
APX Group, Inc.,
Gtd. Notes
8.750%	12/01/20	79	79,052

Gas — 0.2%
Rockpoint Gas Storage Canada Ltd. (Canada),
Sr. Sec’d. Notes, 144A
7.000%	03/31/23	65	63,650

Media — 0.0%
ViacomCBS, Inc.,
Jr. Sub. Notes
5.875%(ff)	02/28/57	15	15,638

Retail — 0.9%
PetSmart, Inc.,
Gtd. Notes, 144A
7.125%	03/15/23	145	142,136
8.875%	06/01/25	202	200,045

			342,181

Semiconductors — 0.2%
MagnaChip Semiconductor Corp. (South Korea),
Sr. Unsec’d. Notes
6.625%	07/15/21	65	64,425

Telecommunications — 0.2%
GTT Communications, Inc.,
Gtd. Notes, 144A
7.875%	12/31/24	75	56,558

TOTAL CORPORATE BONDS (cost $536,633)			621,504

TOTAL LONG-TERM INVESTMENTS (cost $24,995,906)			29,578,122

		Shares

SHORT-TERM INVESTMENTS — 15.1% UNAFFILIATED FUND — 15.0%
BlackRock Liquidity FedFund		5,582,388	5,582,388

(cost $5,582,388)

OPTIONS PURCHASED*~ — 0.1%
(cost $36,911)			43,873

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 94.4%
(cost $30,615,205)			35,204,383

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

SECURITIES SOLD SHORT — (14.0)%
COMMON STOCKS — (13.8)%	Shares	Value
Automobiles — (0.6)%
Harley-Davidson, Inc.	2,500	$(92,975)
Tesla, Inc.*	350	(146,415)

		(239,390)

Banks — (0.4)%
BankUnited, Inc.	4,400	(160,864)

Beverages — (0.3)%
National Beverage Corp.*	2,300	(117,346)

Capital Markets — (1.4)%
FactSet Research Systems, Inc.	810	(217,323)
Federated Investors, Inc. (Class B Stock)	2,100	(68,439)
Waddell & Reed Financial, Inc. (Class A Stock)	13,300	(222,376)

		(508,138)

Chemicals — (0.1)%
PPG Industries, Inc.	380	(50,726)

Containers & Packaging — (0.4)%
Packaging Corp. of America	1,200	(134,388)

Diversified Financial Services — (0.1)%
Mosaic Acquisition Corp. (Class A Stock)*	2,100	(21,598)

Electric Utilities — (0.9)%
Avangrid, Inc.	4,100	(209,756)
Southern Co. (The)	2,000	(127,400)

		(337,156)

Energy Equipment & Services — (0.3)%
Core Laboratories NV	2,600	(97,942)

Equity Real Estate Investment Trusts (REITs) — (0.8)%
Iron Mountain, Inc.	3,600	(114,732)
Lamar Advertising Co. (Class A Stock)	2,200	(196,372)

		(311,104)

Food & Staples Retailing — (0.2)%
BJ’s Wholesale Club Holdings, Inc.*	4,000	(90,960)

Food Products — (0.4)%
Kellogg Co.	1,500	(103,740)
Simply Good Foods Co. (The)*	1,900	(54,226)

		(157,966)

Hotels, Restaurants & Leisure — (0.2)%
Dine Brands Global, Inc.	825	(68,904)

Household Durables — (0.4)%
PulteGroup, Inc.	4,002	(155,278)

Insurance — (0.2)%
Aegon NV (Netherlands)	17,500	(79,980)

IT Services — (0.7)%
Western Union Co. (The)	9,500	(254,410)

Machinery — (0.7)%
Altra Industrial Motion Corp.	1,849	(66,952)
Illinois Tool Works, Inc.	450	(80,834)

COMMON STOCKS (continued)	Shares	Value
Machinery (cont’d.)
PACCAR, Inc.	1,400	$(110,740)

		(258,526)

Media — (1.5)%
Discovery, Inc. (Class A Stock)*	5,321	(174,210)
iHeartMedia, Inc. (Class A Stock)*	5,500	(92,950)
Omnicom Group, Inc.	1,900	(153,938)
Sirius XM Holdings, Inc.	17,300	(123,695)

		(544,793)

Multiline Retail — (0.5)%
Big Lots, Inc.	2,400	(68,928)
Kohl’s Corp.	1,000	(50,950)
Ollie’s Bargain Outlet Holdings, Inc.*	1,100	(71,841)

		(191,719)

Multi-Utilities — (0.3)%
Consolidated Edison, Inc.	1,040	(94,089)

Oil, Gas & Consumable Fuels — (0.2)%
Antero Midstream Corp.	12,300	(93,357)

Personal Products — (0.2)%
Edgewell Personal Care Co.*	2,200	(68,112)

Semiconductors & Semiconductor Equipment — (1.1)%
NVIDIA Corp.	625	(147,062)
QUALCOMM, Inc.	1,200	(105,876)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)ADR	2,700	(156,870)

		(409,808)

Software — (0.3)%
Datadog, Inc. (Class A Stock)*	1,700	(64,226)
Guidewire Software, Inc.*	500	(54,885)

		(119,111)

Specialty Retail — (1.4)%
AutoNation, Inc.*	1,800	(87,534)
Penske Automotive Group, Inc.	2,000	(100,440)
Sally Beauty Holdings, Inc.*	7,300	(133,225)
Ulta Beauty, Inc.*	500	(126,570)
Williams-Sonoma, Inc.	900	(66,096)

		(513,865)

Trading Companies & Distributors — (0.2)%
Fastenal Co.	2,000	(73,900)

TOTAL COMMON STOCKS (proceeds received $4,686,209)		(5,153,430)

EXCHANGE-TRADED FUND — (0.2)%
SPDR S&P Retail ETF	1,500	(69,015)

(proceeds received $67,720)
TOTAL SECURITIES SOLD SHORT (proceeds received $4,753,929)		(5,222,445)

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Value

OPTIONS WRITTEN*~ — (0.1)%
(premiums received $55,559)	$(32,737)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 80.3% (cost $25,805,717)	29,949,201
Other assets in excess of liabilities(z) — 19.7%	7,355,463

NET ASSETS — 100.0%	$37,304,664

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(r)	Principal or notional amount is less than $500 par.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
CSX Corp.	Call	01/17/20	$72.50	12	1	$2,136
CVS Health Corp.	Call	02/21/20	$60.00	5	1	7,125
Dave & Buster’s Entertainment, Inc.	Call	07/17/20	$45.00	31	3	7,595
Deere & Co.	Call	01/17/20	$170.00	6	1	3,042
General Motors Co.	Call	01/17/20	$38.00	29	3	522
Party City Holdings, Inc.	Call	01/17/20	$10.00	19	2	—
Party City Holdings, Inc.	Call	04/17/20	$7.50	59	6	413
Tapestry, Inc.	Call	05/15/20	$32.50	24	2	1,920
Tradeweb Markets, Inc.	Call	01/17/20	$40.00	26	3	17,160
Univar Solutions, Inc.	Call	03/20/20	$25.00	36	4	3,960

Total Options Purchased (cost $36,911)						$43,873

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Asbury Automotive Group, Inc.	Call	04/17/20	$130.00	3	—	(r)	$(503)
Chewy, Inc.	Call	02/21/20	$33.00	8	1		(520)
Delta Air Lines, Inc.	Call	02/21/20	$62.50	10	1		(610)
HD Supply Holdings, Inc.	Call	03/20/20	$42.50	24	2		(1,920)
Home Depot, Inc. (The)	Call	01/17/20	$245.00	2	—	(r)	(2)
IHS Markit Ltd.	Call	04/17/20	$80.00	11	1		(1,507)
NIKE, Inc.	Call	01/17/20	$110.00	7	1		(21)
S&P Global, Inc.	Call	02/21/20	$280.00	3	—	(r)	(1,500)
Apollo Global Management, Inc.	Put	01/17/20	$31.00	19	2		(19)
Ashland Global Holdings, Inc.	Put	01/17/20	$65.00	15	2		(15)
Ashland Global Holdings, Inc.	Put	01/17/20	$75.00	6	1		(345)
Chewy, Inc.	Put	01/31/20	$25.50	6	1		(240)
Dave & Buster’s Entertainment, Inc.	Put	07/17/20	$35.00	31	3		(7,130)
General Motors Co.	Put	01/17/20	$33.00	29	3		(116)
Motorola Solutions, Inc.	Put	04/17/20	$155.00	12	1		(7,290)
PVH Corp.	Put	01/17/20	$55.00	17	2		—
Tradeweb Markets, Inc.	Put	01/17/20	$35.00	26	3		(78)
Workday, Inc.	Put	06/19/20	$145.00	6	1		(4,290)
Zendesk, Inc.	Put	04/17/20	$67.50	15	2		(3,675)

Total Exchange Traded (premiums received $49,881)							$(29,781)

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
HD Supply Holdings, Inc.	Call	JPMorgan Chase Bank, N.A.	03/20/20	42.50	37	4	$(2,956)

(premiums received $5,678)
Total Options Written (premiums received $55,559)							$(32,737)

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
8	NASDAQ 100 E-Mini Index	Mar. 2020	$1,400,360	$(23,535)
6	Russell 2000 E-Mini Index	Mar. 2020	501,180	(4,623)
16	S&P 500 E-Mini Index	Mar. 2020	2,584,880	(26,560)

				$(54,718)

Total return swap agreements outstanding at December 31, 2019:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements:
Beyond Meat, Inc.(T)	1 Month LIBOR minus 8,000 bps(M)	Citibank, N.A.	5/22/20	(32)	$775	$—	$775
Consumer Staples Select Sector Total Return Index(Q)	3 Month LIBOR minus 30 bps(Q)	Citibank, N.A.	12/09/20	(86)	(4,249)	—	(4,249)
Dow Jones U.S. Select Medical Equipment Total Return Index(T)	1 Month LIBOR minus 40 bps(M)	Goldman Sachs International	6/29/20	(39)	(4,307)	—	(4,307)
Goldman Sachs Client Custom Index(T)	3 Month LIBOR minus 9 bps(Q)	Goldman Sachs International	2/15/21	(132)	(25,232)	—	(25,232)
JPMorgan Custom Basket (JPNBGCND) Index(T)††	3 Month LIBOR minus 65 bps(Q)	JPMorgan Chase Bank, N.A.	4/30/20	(517)	(62,941)	—	(62,941)
JPMorgan Custom Basket (JPNBRMV3) Index(T)††	3 Month LIBOR plus 1 bps(Q)	JPMorgan Chase Bank, N.A.	11/09/20	(1,079)	(79,255)	—	(79,255)
MSCI Daily Total Return World Gross Industrial(T)	3 Month LIBOR plus 8 bps(Q)	JPMorgan Chase Bank, N.A.	11/16/20	(67)	(7,092)	—	(7,092)
Russel Midcap Index Total Return(T)	1 Month LIBOR minus 30 bps(M)	Goldman Sachs International	7/29/20	(591)	(38,025)	—	(38,025)
S&P 500 Growth Total Return Index(T)	1 Month LIBOR plus 22 bps(M)	Goldman Sachs International	7/01/20	(370)	(30,147)	—	(30,147)
S&P 500 Growth Total Return Index(T)	3 Month LIBOR minus 30 bps(Q)	Citibank, N.A.	11/06/20	(187)	(7,465)	—	(7,465)
S&P 500 Value Total Return Index(T)	1 Month LIBOR plus 34.5 bps(M)	Goldman Sachs International	5/31/21	(1,182)	(35,746)	—	(35,746)

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Total return swap agreements outstanding at December 31, 2019 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreements (cont’d.):
S&P Regional Banks Select Industry Index Total Return(T)	3 Month LIBOR plus 9 bps(Q)	Citibank N.A.	9/25/20	(68)	$(11,776)	$—	$(11,776)
Trupanion, Inc.(T)	1 Month LIBOR minus 600 bps(M)	Citibank, N.A.	3/09/20	(96)	(17,097)	—	(17,097)

					$(322,557)	$—	$(322,557)

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

††	See the tables below for the swap constituents. To the extent that any swap is composed of the greater than 50 constituents, the Portfolio is only required to disclose the top 50.

The following table represents the individual positions and related values of underlying securities of JPMorgan Custom Basket (JPNBGCND) Index total return swap with JPMorgan Chase Bank, N.A., as of December 31, 2019, termination date 04/30/20:

Reference Entity	Shares	Market Value	% of Total Index Value
Amazon.com, Inc.	1,140	$2,105,939	17.38%
Home Depot, Inc. (The)	2,494	544,635	4.49%
Toyota Motor Corp.	7,178	509,965	4.21%
McDonald’s Corp.	2,176	430,015	3.55%
LVMH Moet Hennessy Louis Vuitton SE	818	380,342	3.14%
NIKE, Inc.	3,740	378,875	3.13%
Starbucks Corp.	3,769	331,343	2.73%
Booking Holdings, Inc.	140	287,121	2.37%
Lowe’s Cos., Inc.	2,380	284,992	2.35%
Sony Corp.	3,859	263,016	2.17%
TJX Cos., Inc. (The)	3,911	238,809	1.97%
Target Corp.	1,558	199,689	1.65%
Daimler AG	3,315	183,798	1.52%
adidas AG	560	182,295	1.50%
Compass Group PLC	7,071	177,242	1.46%
Kering SA	256	167,896	1.39%
General Motors Co.	4,286	156,857	1.29%
Ross Stores, Inc.	1,333	155,164	1.28%
Honda Motor Co. Ltd.	5,390	153,826	1.27%
Cie Financiere Richemont SA	1,811	142,562	1.18%
Marriott International, Inc.	904	136,942	1.13%
Volkswagen AG	690	136,630	1.13%
Industria de Diseno Textil SA	3,834	135,393	1.12%
Dollar General Corp.	791	123,443	1.02%
Ford Motor Co.	13,037	121,249	1.00%
O’Reilly Automotive, Inc.	276	121,142	1.00%
Oriental Land Co. Ltd.	862	118,126	0.97%
Hilton Worldwide Holdings, Inc.	1,049	116,395	0.96%
eBay, Inc.	3,206	115,777	0.96%
VF Corp.	1,159	115,529	0.95%
Yum! Brands, Inc.	1,146	115,486	0.95%
AutoZone, Inc.	96	114,806	0.95%
Aptiv PLC	1,207	114,620	0.95%
Fast Retailing Co. Ltd.	191	114,191	0.94%
Bayerische Motoren Werke AG	1,356	111,362	0.92%
Michelin	843	103,325	0.85%

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Reference Entity	Shares	Market Value	% of Total Index Value
Hermes International	130	97,589	0.81%
Chipotle Mexican Grill, Inc.	111	93,030	0.77%
Carnival Corp.	1,794	91,178	0.75%
Panasonic Corp.	9,248	87,686	0.72%
Sekisui House Ltd.	4,076	87,597	0.72%
Royal Caribbean Cruises Ltd.	633	84,509	0.70%
Denso Corp.	1,834	83,871	0.69%
Best Buy Co., Inc.	927	81,360	0.67%
DR Horton, Inc.	1,541	81,285	0.67%
Bandai Namco Holdings, Inc.	1,329	81,142	0.67%
Magna International, Inc.	1,473	80,833	0.67%
Persimmon PLC	2,210	78,988	0.65%
Bridgestone Corp.	2,098	78,647	0.65%
Taylor Wimpey PLC	30,649	78,619	0.65%

		$10,375,131

The following table represents the individual positions and related values of underlying securities of JPMorgan Custom Basket (JPNBRMV3) Index total return swap with JPMorgan Chase Bank, N.A., as of December 31, 2019, termination date 11/09/20:

Reference Entity	Shares	Market Value	% of Total Index Value
Fidelity National Information Services, Inc.	995	$138,349	1.30%
Analog Devices, Inc.	1,034	122,911	1.15%
Newmont Mining Corp.	2,625	114,072	1.07%
Zimmer Biomet Holdings, Inc.	682	102,083	0.96%
Roper Technologies, Inc.	275	97,508	0.91%
Agilent Technologies, Inc.	1,086	92,634	0.87%
Williams Cos., Inc. (The)	3,905	92,628	0.87%
IQVIA, Inc.	589	91,013	0.85%
PACCAR, Inc.	1,122	88,749	0.83%
Willis Towers Watson PLC	437	88,284	0.83%
Tyson Foods, Inc.	960	87,363	0.82%
Archer-Daniels-Midland Co.	1,853	85,895	0.81%
Stanley Black & Decker, Inc.	507	84,060	0.79%
Fifth Third Bancorp	2,587	79,527	0.75%
M&T Bank Corp.	461	78,263	0.73%
Motorola Solutions, Inc.	475	76,554	0.72%
Corning, Inc.	2,620	76,280	0.72%
Kroger Co. (The)	2,605	75,532	0.71%
Royal Caribbean Cruises Ltd.	556	74,207	0.70%
Parker-Hannifin Corp.	356	73,172	0.69%
United Airlines Holdings, Inc.	825	72,632	0.68%
Hartford Financial Services Group, Inc. (The)	1,182	71,854	0.67%
Ball Corp.	1,098	71,007	0.67%
KeyCorp	3,403	68,871	0.65%
McCormick & Co., Inc.	381	64,678	0.61%
Keysight Technologies, Inc.	628	64,407	0.60%
First Republic Bank	546	64,094	0.60%
Freeport-McMoRan, Inc.	4,881	64,035	0.60%
Ameriprise Financial, Inc.	384	63,892	0.60%
Citizens Financial Group, Inc.	1,569	63,727	0.60%
Western Digital Corp.	1,000	63,497	0.60%
Synopsys, Inc.	449	62,439	0.59%
Dollar Tree, Inc.	660	62,115	0.58%
AMETEK, Inc.	615	61,311	0.58%
Republic Services, Inc.	674	60,435	0.57%
ONEOK, Inc.	789	59,702	0.56%
Regions Financial Corp.	3,463	59,433	0.56%
Hess Corp.	867	57,946	0.54%

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Reference Entity	Shares	Market Value	% of Total Index Value
Arthur J Gallagher & Co.	603	$57,457	0.54%
Nucor Corp.	1,015	57,137	0.54%
Cummins, Inc.	317	56,660	0.53%
Synchrony Financial	1,557	56,063	0.53%
International Paper Co.	1,207	55,571	0.52%
NortonLifeLock Inc.	2,169	55,364	0.52%
Dover Corp.	480	55,270	0.52%
Laboratory Corp. of America Holdings	318	53,740	0.50%
Cincinnati Financial Corp.	511	53,710	0.50%
Yum China Holdings, Inc.	1,102	52,916	0.50%
Huntington Bancshares, Inc.	3,504	52,841	0.50%
Kansas City Southern	336	51,506	0.48%

		$3,633,394

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$775	$(323,332)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$176,400	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$28,487,330	$—	$—
Preferred Stock	125,024	—	—
Convertible Bonds	—	344,264	—
Corporate Bonds	—	621,504	—
Unaffiliated Fund	5,582,388	—	—
Options Purchased	33,945	9,928	—

Total	$34,228,687	$975,696	$—

Liabilities
Options Written	$(8,884)	$(23,853)	$—
Common Stocks	(5,073,450)	(79,980)	—
Exchange-Traded Fund	(69,015)	—	—

Total	$(5,151,349)	$(103,833)	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
OTC Total Return Swap Agreement	$—	$775	$—

Liabilities
Futures Contracts	$(54,718)	$—	$—
OTC Total Return Swap Agreements	—	(323,332)	—

Total	$(54,718)	$(323,332)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Unaffiliated Fund	15.0%
Capital Markets	7.1
Software	5.9
Interactive Media & Services	4.8
Internet & Direct Marketing Retail	4.6
Professional Services	4.1
Trading Companies & Distributors	3.8
IT Services	3.5
Specialty Retail	3.4
Entertainment	2.9
Oil, Gas & Consumable Fuels	2.9
Health Care Providers & Services	2.9
Hotels, Restaurants & Leisure	2.9
Multi-Utilities	2.6
Chemicals	2.6
Electronic Equipment, Instruments & Components	2.1
Health Care Equipment & Supplies	1.9
Technology Hardware, Storage & Peripherals	1.8
Electric Utilities	1.8
Food & Staples Retailing	1.7
Biotechnology	1.6
Textiles, Apparel & Luxury Goods	1.6
Banks	1.5
Diversified Financial Services	1.5
Road & Rail	1.3
Aerospace & Defense	1.2
Airlines	1.2
Retail	0.9
Diversified Consumer Services	0.9
Pharmaceuticals	0.8
Food Products	0.6
Semiconductors & Semiconductor Equipment	0.6
Machinery	0.5
Tobacco	0.5
Water Utilities	0.4
Semiconductors	0.3
Electronics	0.2
Gas	0.2
Telecommunications	0.2

Options Purchased	0.1%
Media	0.0 *
Options Written	(0.1)
Securities Sold Short
Diversified Financial Services	(0.1)
Chemicals	(0.1)
Personal Products	(0.2)
Hotels, Restaurants & Leisure	(0.2)
Exchange-Traded Fund	(0.2)
Trading Companies & Distributors	(0.2)
Insurance	(0.2)
Food & Staples Retailing	(0.2)
Oil, Gas & Consumable Fuels	(0.2)
Multi-Utilities	(0.3)
Energy Equipment & Services	(0.3)
Beverages	(0.3)
Software	(0.3)
Containers & Packaging	(0.4)
Household Durables	(0.4)
Food Products	(0.4)
Banks	(0.4)
Multiline Retail	(0.5)
Automobiles	(0.6)
IT Services	(0.7)
Machinery	(0.7)
Equity Real Estate Investment Trusts (REITs)	(0.8)
Electric Utilities	(0.9)
Semiconductors & Semiconductor Equipment	(1.1)
Capital Markets	(1.4)
Specialty Retail	(1.4)
Media	(1.5)

80.3
Other assets in excess of liabilities	19.7

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker — variation margin futures	$54,718	*
Equity contracts	Unaffiliated investments	43,873	Options written outstanding, at value	32,737
Equity contracts	Unrealized appreciation on OTC swap agreements	775	Unrealized depreciation on OTC swap agreements	323,332

		$44,648		$410,787

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps
Equity contracts	$9,413	$71,651	$(757,303)	$(240,100)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Swaps
Equity contracts	$5,103	$59,473	$(87,018)	$(439,372)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Short Positions(2)
$44,175	$25,600	$3,292,304

Total Return Swap Agreements(2)
$2,929,773

(1)	Cost.

(2)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities Sold Short	Goldman Sachs & Co.	$(5,222,445)	$5,222,445	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Citibank, N.A.	$775	$(40,587)	$(39,812)	$—	$(39,812)
Goldman Sachs International	—	(133,457)	(133,457)	—	(133,457)
JPMorgan Chase Bank, N.A.	—	(152,244)	(152,244)	152,244	—

	$775	$(326,288)	$(325,513)	$152,244	$(173,269)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST NEUBERGER BERMAN LONG/SHORT PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Unaffiliated investments (cost $30,615,205)	$35,204,383
Cash segregated for counterparty—OTC	260,000
Cash	1,491
Deposit with broker for securities sold short	7,317,539
Deposit with broker for centrally cleared/exchange-traded derivatives	176,400
Dividends and interest receivable	37,403
Tax reclaim receivable	9,224
Receivable for Portfolio shares sold	785
Unrealized appreciation on OTC swap agreements	775
Prepaid expenses	816

Total Assets	43,008,816

LIABILITIES
Securities sold short, at value (proceeds received $4,753,929)	5,222,445
Unrealized depreciation on OTC swap agreements	323,332
Accrued expenses and other liabilities	37,745
Options written outstanding, at value (proceeds received $55,559)	32,737
Payable for investments purchased	30,515
Management fee payable	22,131
Dividends payable on securities sold short	14,513
Due to broker—variation margin futures	9,780
Payable to affiliate	9,025
Distribution fee payable	1,535
Affiliated transfer agent fee payable	357
Payable for Portfolio shares repurchased	37

Total Liabilities	5,704,152

NET ASSETS	$37,304,664

Net assets were comprised of:
Partners’ Equity	$37,304,664

Net asset value and redemption price per share, $37,304,664 / 3,089,564 outstanding shares of beneficial interest	$12.07

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $5,239 foreign withholding tax)	$345,863
Interest income	241,127

Total income	586,990

EXPENSES
Management fee	302,486
Distribution fee	72,713
Dividends on securities sold short	120,650
Custodian and accounting fees	45,452
Audit fee	33,009
Legal fees and expenses	12,218
Trustees’ fees	9,640
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	5,449
Broker fees and expenses on short sales	685
Miscellaneous	15,446

Total expenses	624,756
Less: Fee waiver and/or expense reimbursement	(90,412)

Net expenses	534,344

NET INVESTMENT INCOME (LOSS)	52,646

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	941,540
Futures transactions	(757,303)
Options written transactions	71,651
Short sales transactions	(267,108)
Swap agreements transactions	(240,100)
Foreign currency transactions	15,740

(235,580)

Net change in unrealized appreciation (depreciation) on:
Investments	5,075,837
Futures	(87,018)
Options written	59,473
Short sales	(689,795)
Swap agreements	(439,372)
Foreign currencies	(23)

3,919,102

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	3,683,522

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,736,168

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$52,646	$13,222
Net realized gain (loss) on investment and foreign currency transactions	(235,580)	972,265
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,919,102	(2,444,904)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,736,168	(1,459,417)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [1,276,843 and 299,684 shares, respectively]	14,703,431	3,379,913
Portfolio shares repurchased [72,887 and 122,941 shares, respectively]	(836,466)	(1,360,946)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	13,866,965	2,018,967

CAPITAL CONTRIBUTIONS	—	8,617

TOTAL INCREASE (DECREASE)	17,603,133	568,167
NET ASSETS:
Beginning of year	19,701,531	19,133,364

End of year	$37,304,664	$19,701,531

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST PIMCO DYNAMIC BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 134.2%

ASSET-BACKED SECURITIES — 29.1%
Collateralized Loan Obligations — 9.8%
ACIS CLO Ltd. (Cayman Islands),
Series 2014-04A, Class A, 144A, 3 Month LIBOR + 1.420% (Cap N/A, Floor 0.000%)
3.329%(c)	05/01/26	3,211	$3,210,076
Arbor Realty CLO Ltd. (Cayman Islands),
Series 2018-FL01, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
2.890%(c)	06/15/28	3,200	3,202,959
Cutwater Ltd. (Cayman Islands),
Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.251%(c)	07/15/26	760	759,167
Magnetite Ltd. (Cayman Islands),
Series 2015-16A, Class AR, 144A, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
2.803%(c)	01/18/28	3,450	3,444,358
OCP CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.852%(c)	04/17/27	1,125	1,124,410
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 0.800% (Cap N/A,Floor 0.000%)
2.801%(c)	07/15/27	1,297	1,295,274
Series 2015-10A, Class A1R, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.000%)
2.756%(c)	10/26/27	1,550	1,549,514
OFSI Fund Ltd. (Cayman Islands),
Series 2014-07A, Class AR, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.000%)
2.903%(c)	10/18/26	1,506	1,506,364
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 0.740% (Cap N/A, Floor 0.000%)
2.741%(c)	10/15/25	642	642,421
Trinitas CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
3.181%(c)	07/15/26	3,672	3,674,706
Tryon Park CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1SR, 144A, 3 Month LIBOR + 0.890% (Cap N/A, Floor 0.000%)
2.891%(c)	04/15/29	1,550	1,544,418
WhiteHorse Ltd. (Cayman Islands),
Series 2014-09A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 0.000%)
3.162%(c)	07/17/26	873	873,307

			22,826,974

Home Equity Loans — 2.9%
Accredited Mortgage Loan Trust,
Series 2006-02, Class A4, 1 Month LIBOR + 0.260% (Cap N/A, Floor 0.260%)
2.052%(c)	09/25/36	735	718,154
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP02, Class A2B, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)
1.962%(c)	06/25/37	263	254,663

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans (cont’d.)
Bear Stearns Asset-Backed Securities Trust,
Series 2004-HE05, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.570%)
2.647%(c)	07/25/34	516	$509,323
Series 2006-EC02, Class M2, 1 Month LIBOR + 0.630% (Cap N/A, Floor 0.420%)
2.422%(c)	02/25/36	936	934,682
Series 2007-HE02, Class 2A4, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.230%)
2.022%(c)	02/25/37	1,412	1,284,662
Countrywide Asset-Backed Certificates,
Series 2007-BC01, Class 2A4, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.230%)
2.022%(c)	05/25/37	800	733,966
Soundview Home Loan Trust,
Series 2007-OPT01, Class 1A1, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
1.992%(c)	06/25/37	1,278	1,008,636
WaMu Asset-Backed Certificates Trust,
Series 2007-HE03, Class 1A, 1 Month LIBOR + 0.225% (Cap N/A, Floor 0.225%)
2.017%(c)	05/25/37	1,363	1,291,430

			6,735,516

Other — 0.1%
Ready Capital Mortgage Financing LLC,
Series 2018-FL02, Class A, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.642%(c)	06/25/35	171	170,520

Residential Mortgage-Backed Securities — 7.8%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-R02, Class M2, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.480%)
2.512%(c)	04/25/34	278	268,640
Series 2004-R08, Class M2, 1 Month LIBOR + 1.020% (Cap N/A, Floor 0.680%)
2.812%(c)	09/25/34	800	793,280
Series 2005-R09, Class M1, 1 Month LIBOR + 0.470% (Cap N/A, Floor 0.470%)
2.262%(c)	11/25/35	1,000	980,802
Bayview Opportunity Master Fund Trust,
Series 2019-RN01, Class A1, 144A
4.090%	02/28/34	237	236,408
Series 2019-RN02, Class A1, 144A
3.967%	03/28/34	167	166,908
Series 2019-SBR01, Class A1, 144A
3.475%	06/28/34	537	536,467
CIT Mortgage Loan Trust,
Series 2007-01, Class 1M1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.292%(c)	10/25/37	700	708,923
Countrywide Asset-Backed Certificates,
Series 2007-09, Class 1A, 1 Month LIBOR + 0.200% (Cap N/A, Floor 0.200%)
1.992%(c)	06/25/47	841	739,849

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST PIMCO DYNAMIC BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Credit-Based Asset Servicing & Securitization LLC,
Series 2005-CB08, Class AF3
3.568%	12/25/35	554	$553,470
CWABS Asset-Backed Certificates Trust,
Series 2007-12, Class 1A1, 1 Month LIBOR + 0.740% (Cap N/A, Floor 0.740%)
2.532%(c)	08/25/47	696	680,869
Fremont Home Loan Trust,
Series 2004-B, Class M1, 1 Month LIBOR + 0.870% (Cap N/A, Floor 0.580%)
2.662%(c)	05/25/34	510	506,978
Series 2006-E, Class 1A1, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	01/25/37	1,171	760,277
GE-WMC Mortgage Securities Trust,
Series 2006-01, Class A2B, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	08/25/36	885	481,122
HSI Asset Securitization Corp. Trust,
Series 2006-OPT02, Class M4, 1 Month LIBOR + 0.520% (Cap N/A, Floor 0.520%)
2.312%(c)	01/25/36	800	749,315
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH02, Class AV5, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
2.002%(c)	10/25/36	810	789,125
Legacy Mortgage Asset Trust,
Series 2019-GS03, Class A1, 144A
3.750%	04/25/59	736	742,163
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59	754	756,860
Lehman XS Trust,
Series 2007-03, Class 1BA2, 6 Month LIBOR + 0.500% (Cap N/A, Floor 0.500%)
2.407%(c)	03/25/37	955	916,206
Long Beach Mortgage Loan Trust,
Series 2003-04, Class AV1, 1 Month LIBOR + 0.620% (Cap N/A, Floor 0.310%)
2.412%(c)	08/25/33	680	657,496
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2007-HE01, Class A2D, 1 Month LIBOR + 0.230% (Cap N/A, Floor 0.230%)
2.022%(c)	11/25/36	1,282	903,405
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2005-WCW03, Class M2, 1 Month LIBOR + 0.490% (Cap N/A, Floor 0.490%)
2.282%(c)	08/25/35	700	680,890
Saxon Asset Securities Trust,
Series 2007-03, Class 1A, 1 Month LIBOR + 0.310% (Cap N/A, Floor 0.310%)
2.102%(c)	09/25/37	695	664,969
SG Mortgage Securities Trust,
Series 2006-OPT02, Class A3D, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
2.002%(c)	10/25/36	1,000	877,769

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (cont’d.)
Structured Asset Investment Loan Trust,
Series 2004-08, Class A4, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.500%)
2.792%(c)	09/25/34	1,157	$1,137,637
Towd Point Mortgage Trust,
Series 2019-HY03, Class A1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.792%(c)	10/25/59	571	572,009
Series 2019-SJ03, Class A1, 144A
3.000%(cc)	11/25/59	683	684,490
WaMu Asset-Backed Certificates Trust,
Series 2007-HE01, Class 1A, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)
1.942%(c)	01/25/37	742	633,878

			18,180,205

Student Loans — 8.5%
Academic Loan Funding Trust,
Series 2012-01A, Class A2, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
2.892%(c)	12/27/44	1,232	1,239,238
Access Group, Inc.,
Series 2015-01, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
2.492%(c)	07/25/56	697	685,624
ECMC Group Student Loan Trust,
Series 2016-01A, Class A, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
3.142%(c)	07/26/66	1,026	1,026,645
Series 2018-01A, Class A, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	02/27/68	2,268	2,231,259
EFS Volunteer LLC,
Series 2012-01, Class A2, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
3.142%(c)	03/25/36	1,481	1,493,604
Series 2012-01, Class A3, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.792%(c)	04/25/33	812	808,586
Montana Higher Education Student Assistance Corp.,
Series 2012-01, Class A3, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
2.815%(c)	07/20/43	850	841,679
Navient Student Loan Trust,
Series 2017-02A, Class A, 144A, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)
2.842%(c)	12/27/66	1,699	1,688,210
Series 2017-05A, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
2.592%(c)	07/26/66	2,124	2,093,600
Northstar Education Finance, Inc.,
Series 2007-01, Class A1, 3 Month LIBOR + 0.100% (Cap N/A, Floor 0.100%)
2.036%(c)	04/28/30	89	88,705
PHEAA Student Loan Trust,
Series 2016-01A, Class A, 144A, 1 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
2.942%(c)	09/25/65	1,002	1,003,219

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST PIMCO DYNAMIC BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Scholar Funding Trust,
Series 2010-A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.686%(c)	10/28/41	537	$526,480
SLM Student Loan Trust,
Series 2003-07A, Class A5A, 144A, 3 Month LIBOR + 1.200% (Cap N/A,
Floor 1.200%)
3.094%(c)	12/15/33	897	889,371
Series 2005-05, Class A4, 3 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
2.080%(c)	10/25/28	1,518	1,499,480
Series 2006-10, Class A5A, 3 Month LIBOR + 0.100% (Cap N/A, Floor 0.000%)
2.040%(c)	04/25/27	264	263,455
Series 2008-02, Class A3, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.690%(c)	04/25/23	368	361,309
Series 2008-03, Class A3, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
2.940%(c)	10/25/21	472	468,189
Series 2008-04, Class A4, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
3.590%(c)	07/25/22	991	997,472
Series 2008-05, Class A4, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
3.640%(c)	07/25/23	500	504,124
Series 2008-06, Class A4, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
3.040%(c)	07/25/23	634	631,126
Series 2008-08, Class A4, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
3.440%(c)	04/25/23	248	249,109

			19,590,484

TOTAL ASSET-BACKED SECURITIES (cost $67,307,550)			67,503,699

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.7%
Bancorp Commercial Mortgage Trust (The),
Series 2018-CR03, Class A, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)
2.590%(c)	01/15/33	562	561,314
CGBAM Commercial Mortgage Trust,
Series 2015-SMRT, Class E, 144A
3.786%(cc)	04/10/28	450	450,303
CSMC LLC,
Series 2014-USA, Class E, 144A
4.373%	09/15/37	400	379,081
Exantas Capital Corp. (Cayman Islands),
Series 2018-RSO6, Class A, 144A, 1 Month LIBOR + 0.830% (Cap N/A, Floor 0.830%)
2.567%(c)	06/15/35	278	277,659

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,674,777)			1,668,357

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS — 31.1%
Aerospace & Defense — 0.4%
Spirit AeroSystems, Inc.,
Gtd. Notes
4.600%	06/15/28			900	$949,286

Agriculture — 0.4%
JT International Financial Services BV (Japan),
Gtd. Notes, EMTN
3.500%	09/28/23			1,000	1,036,231

Auto Manufacturers — 2.9%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
3.400%	08/13/21			1,000	1,022,787
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes, EMTN, 3 Month EURIBOR + 0.370% (Cap N/A, Floor 0.000%)
0.000%(c)	12/01/21		EUR	500	550,521
Sr. Unsec’d. Notes, EMTN, 3 Month EURIBOR + 0.430% (Cap N/A, Floor 0.000%)
0.032%(c)	05/14/21		EUR	300	334,148
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.930%
2.865%(c)	09/24/20			1,100	1,101,812
General Motors Financial Co., Inc.,
Gtd. Notes, EMTN, 3 Month EURIBOR + 0.550% (Cap N/A, Floor 0.000%)
0.151%(c)	03/26/22		EUR	600	669,864
Toyota Motor Corp. (Japan),
Sr. Unsec’d. Notes
2.157%	07/02/22			1,000	1,006,961
Toyota Motor Finance Netherlands BV (Japan),
Sr. Unsec’d. Notes, EMTN
2.764%	04/26/21			600	605,879
Volkswagen Bank GmbH (Germany),
Sr. Unsec’d. Notes, EMTN
0.625%	09/08/21		EUR	900	1,019,867
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A
4.000%	11/12/21			400	413,527

					6,725,366

Auto Parts & Equipment — 0.8%
Toyota Industries Corp. (Japan),
Sr. Unsec’d. Notes, 144A
3.110%	03/12/22			900	917,433
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A
4.500%	04/29/22			800	829,802

					1,747,235

Banks — 9.4%
Banco Bilbao Vizcaya Argentaria SA (Spain),
Jr. Sub. Notes
8.875%(ff)	—	(rr)	EUR	200	245,948
Bank of Ireland (Ireland),
Jr. Sub. Notes
7.375%(ff)	—	(rr)	EUR	400	462,223
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 1.380%
3.284%(c)	05/16/24			500	505,316

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST PIMCO DYNAMIC BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Barclays PLC (United Kingdom), (cont’d.)
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	(a)		1,000	$1,127,465
BNP Paribas SA (France),
Jr. Sub. Notes, 144A
7.000%(ff)	—	(a)(rr)		600	696,474
Sr. Unsec’d. Notes, 144A
4.400%	08/14/28			900	999,089
CIT Group, Inc.,
Sr. Unsec’d. Notes
4.125%	03/09/21			400	407,841
Citigroup, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.960%
2.900%(c)	04/25/22			400	405,158
Cooperatieve Rabobank UA (Netherlands),
Jr. Sub. Notes
6.625%(ff)	—	(rr)	EUR	600	731,252
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.860%
2.807%(c)	09/26/23			800	803,927
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes
2.100%	11/12/21			700	702,673
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
4.250%	02/04/21			1,500	1,524,916
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22	(a)		900	939,455
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.850%	01/26/27			500	531,833
4.223%(ff)	05/01/29	(a)		500	550,697
HSBC Holdings PLC (United Kingdom),
Jr. Sub. Notes
5.875%(ff)	—	(rr)	GBP	800	1,165,845
ING Groep NV (Netherlands),
Jr. Sub. Notes
5.750%(ff)	—	(rr)		100	105,513
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.000%
2.909%(c)	10/02/23			900	908,113
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.900%
2.840%(c)	04/25/23			500	504,313
Sr. Unsec’d. Notes
4.005%(ff)	04/23/29			250	274,129
Lloyds Bank Corporate Markets PLC (United Kingdom),
Certificate of Deposit, 3 Month LIBOR + 0.500%
2.512%(c)	10/26/20			900	901,379
Lloyds Bank PLC (United Kingdom),
Gtd. Notes
2.700%	08/17/20			600	602,487
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.050%	08/16/23			800	846,365
Morgan Stanley,
Sr. Unsec’d. Notes
3.737%(ff)	04/24/24			700	731,152

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Royal Bank of Scotland Group PLC (United Kingdom),
Jr. Sub. Notes
7.500%(ff)	—	(a)(rr)		700	$717,705
8.625%(ff)	—	(rr)		500	540,474
Sr. Unsec’d. Notes, EMTN
2.000%(ff)	03/04/25		EUR	200	237,145
Santander UK Group Holdings PLC (United Kingdom),
Jr. Sub. Notes
7.375%(ff)	—	(rr)	GBP	400	577,692
Sr. Unsec’d. Notes
4.796%(ff)	11/15/24			500	538,751
Societe Generale SA (France),
Jr. Sub. Notes, 144A
6.750%(ff)	—	(rr)		600	662,388
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
4.125%	04/15/26	(a)		500	542,893
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A, MTN
7.830%	12/04/23			800	930,836
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.584%(ff)	05/22/28			400	424,673

					21,846,120

Beverages — 0.3%
Constellation Brands, Inc.,
Gtd. Notes, 3 Month LIBOR + 0.700%
2.610%(c)	11/15/21			400	400,587
Gtd. Notes
2.650%	11/07/22			200	202,829

					603,416

Building Materials — 0.2%
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.875%	12/15/27	(a)		400	408,685

Chemicals — 0.6%
Syngenta Finance NV (Switzerland),
Gtd. Notes, 144A
3.698%	04/24/20			900	902,710
Unigel Luxembourg SA (Brazil),
Gtd. Notes, 144A
8.750%	10/01/26			400	408,364

					1,311,074

Computers — 0.6%
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
5.450%	06/15/23			900	975,822
Western Digital Corp.,
Gtd. Notes
4.750%	02/15/26	(a)		370	386,000

					1,361,822

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST PIMCO DYNAMIC BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Diversified Financial Services — 1.5%
Aircastle Ltd.,
Sr. Unsec’d. Notes
7.625%	04/15/20	(a)		300	$304,548
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
5.500%	01/15/23	(a)		500	538,636
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/22			300	326,754
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23			100	106,093
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A
5.250%	08/15/22			900	959,879
Quicken Loans, Inc.,
Gtd. Notes, 144A
5.250%	01/15/28			800	826,056
Springleaf Finance Corp.,
Gtd. Notes
6.125%	03/15/24	(a)		400	438,733

					3,500,699

Electric — 2.0%
Calpine Corp.,
Sr. Sec’d. Notes, 144A
5.875%	01/15/24	(a)		250	255,132
Duke Energy Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%
2.538%(c)	03/11/22	(a)		600	602,964
Entergy Corp.,
Sr. Unsec’d. Notes
5.125%	09/15/20			200	202,746
LG&E & KU Energy LLC,
Sr. Unsec’d. Notes
4.375%	10/01/21			1,000	1,032,609
National Rural Utilities Cooperative Finance Corp.,
Sr. Unsec’d. Notes, MTN
2.300%	09/15/22			1,000	1,008,305
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
1.950%	09/01/22			300	299,065
Gtd. Notes, 3 Month LIBOR + 0.720%
2.630%(c)	02/25/22			300	302,351
Southern Power Co.,
Sr. Unsec’d. Notes
1.850%	06/20/26		EUR	800	974,623

					4,677,795

Foods — 0.6%
Conagra Brands, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%
2.703%(c)	10/22/20			900	900,600
Danone SA (France),
Sr. Unsec’d. Notes, 144A
2.077%	11/02/21			400	400,326

					1,300,926

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas — 0.3%
Southern Co. Gas Capital Corp.,
Gtd. Notes
3.500%	09/15/21			600	$613,516

Healthcare-Products — 0.3%
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%
2.653%(c)	03/19/21			800	802,102

Healthcare-Services — 0.2%
Anthem, Inc.,
Sr. Unsec’d. Notes
4.101%	03/01/28	(a)		500	543,077

Home Builders — 0.1%
D.R. Horton, Inc.,
Gtd. Notes
4.375%	09/15/22			200	209,467

Home Furnishings — 0.9%
Panasonic Corp. (Japan),
Sr. Unsec’d. Notes, 144A
2.536%	07/19/22			2,000	2,017,339

Iron/Steel — 0.4%
ABJA Investment Co. Pte Ltd. (India),
Gtd. Notes
5.950%	07/31/24			200	209,347
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.250%	08/10/26	(a)		300	351,402
6.875%	11/21/36	(a)		200	259,169
6.875%	11/10/39			100	130,382

					950,300

Media — 0.6%
Altice Financing SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.625%	02/15/23	(a)		450	458,226
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.464%	07/23/22			100	105,122
4.908%	07/23/25			500	550,940
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
4.250%	01/15/30		GBP	200	269,767

					1,384,055

Mining — 0.1%
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
7.250%	04/01/23	(a)		300	310,406

Oil & Gas — 2.1%
BG Energy Capital PLC (United Kingdom),
Gtd. Notes, 144A
4.000%	12/09/20			1,200	1,221,866
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.125%	01/17/22			600	642,150

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST PIMCO DYNAMIC BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Petrobras Global Finance BV (Brazil), (cont’d.)
8.750%	05/23/26		1,200	$1,542,226
Petroleos de Venezuela SA (Venezuela),
Sr. Unsec’d. Notes
6.000%	10/28/22	(d)	5,000	300,000
Petroleos Mexicanos (Mexico),
Gtd. Notes, 144A
6.840%	01/23/30	(a)	400	427,520
Reliance Holding USA, Inc. (India),
Gtd. Notes
5.400%	02/14/22		250	264,236
Transocean, Inc.,
Gtd. Notes, 144A
7.250%	11/01/25	(a)	600	590,761

				4,988,759

Packaging & Containers — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Sr. Sec’d. Notes
5.750%	10/15/20		145	145,592

Pharmaceuticals — 1.2%
Bausch Health Cos., Inc.,
Sr. Sec’d. Notes, 144A
6.500%	03/15/22		200	204,759
7.000%	03/15/24		225	234,729
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
3.250%	08/15/22		500	516,120
3.875%	08/15/25		900	972,939
CVS Health Corp.,
Sr. Unsec’d. Notes
2.125%	06/01/21		800	801,196

				2,729,743

Pipelines — 0.9%
ONEOK, Inc.,
Gtd. Notes
4.550%	07/15/28		900	988,419
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.625%	02/01/21		1,000	1,028,271

				2,016,690

Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.,
Sr. Unsec’d. Notes
4.400%	02/15/26		1,100	1,200,041

Savings & Loans — 0.5%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.302%(ff)	03/08/29		1,000	1,091,393

Semiconductors — 1.0%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
2.650%	01/15/23		400	401,903

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
Broadcom Corp./Broadcom Cayman Finance Ltd., (cont’d.)
3.000%	01/15/22		300	$304,427
Microchip Technology, Inc.,
Sr. Sec’d. Notes
3.922%	06/01/21		1,400	1,430,213
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.125%	06/01/21		200	205,017

				2,341,560

Software — 0.5%
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.750%	07/01/24		400	407,545
VMware, Inc.,
Sr. Unsec’d. Notes
2.950%	08/21/22		700	713,229

				1,120,774

Telecommunications — 0.6%
Nokia OYJ (Finland),
Sr. Unsec’d. Notes
3.375%	06/12/22		100	101,344
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20		100	100,714
Sr. Unsec’d. Notes
7.000%	08/15/20		450	461,103
Sprint Corp.,
Gtd. Notes
7.125%	06/15/24	(a)	300	323,372
Telecom Italia Capital SA (Italy),
Gtd. Notes
6.375%	11/15/33		200	223,189
7.200%	07/18/36		150	177,701

				1,387,423

Trucking & Leasing — 1.1%
Aviation Capital Group LLC,
Sr. Unsec’d. Notes, 144A
3.875%	05/01/23		500	516,695
GATX Corp.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.720%
2.611%(c)	11/05/21		900	903,866
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	03/14/23		1,000	1,008,220
SMBC Aviation Capital Finance DAC (Ireland),
Gtd. Notes, 144A
2.650%	07/15/21		200	201,456

				2,630,237

TOTAL CORPORATE BONDS (cost $70,721,233)				71,951,129

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST PIMCO DYNAMIC BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 12.6%
Alternative Loan Trust,
Series 2005-50CB, Class 1A1
5.500%	11/25/35	339	$314,130
Series 2005-65CB, Class 1A13
6.000%	01/25/36	788	732,337
Series 2006-HY11, Class A1, 1 Month LIBOR + 0.120% (Cap N/A, Floor 0.120%)
1.912%(c)	06/25/36	813	779,046
Series 2006-J02, Class A3
6.000%	04/25/36	865	674,683
Series 2007-OA03, Class 1A1, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	04/25/47	678	621,948
American Home Mortgage Investment Trust,
Series 2005-04, Class 1A1, 1 Month LIBOR + 0.580% (Cap 11.000%, Floor 0.290%)
2.372%(c)	11/25/45	752	722,088
BCAP LLC Trust,
Series 2007-AA01, Class 2A1, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)
1.972%(c)	03/25/37	1,203	1,137,796
Bear Stearns Alt-A Trust,
Series 2006-01, Class 11A1, 1 Month LIBOR + 0.480% (Cap 11.500%, Floor 0.240%)
2.272%(c)	02/25/36	796	809,390
Citigroup Mortgage Loan Trust,
Series 2019-B, Class A1, 144A
3.258%(cc)	04/25/66	771	771,304
Series 2019-C, Class A1, 144A
3.228%	09/25/59	490	489,674
Credit Suisse Mortgage Capital Certificates,
Series 2019-RPL04, Class A1, 144A
3.830%	08/26/58	950	957,456
Credit Suisse Mortgage Trust,
Series 2019-RPL08, Class A1, 144A
3.322%(cc)	10/25/58	490	490,227
Series 2019-RPL09, Class A1, 144A
3.319%(cc)	10/27/59	597	596,219
CSMC Mortgage-Backed Trust,
Series 2007-06, Class A1
6.421%(cc)	10/25/37	524	463,537
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2007-OA03, Class A1, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	07/25/47	979	934,921
Fannie Mae REMICS,
Series 2010-135, Class AS, IO, 1 Month LIBOR x (1.000) + 5.950% (Cap 5.950%, Floor 0.000%)
4.158%(c)	12/25/40	163	22,617
Series 2011-124, Class SC, IO, 1 Month LIBOR x (1.000) + 6.550% (Cap 6.550%, Floor 0.000%)
4.758%(c)	12/25/41	583	98,305
Series 2012-05, Class SA, IO, 1 Month LIBOR x (1.000) + 5.950% (Cap 5.950%, Floor 0.000%)
4.158%(c)	02/25/42	608	85,717

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-88, Class SB, IO, 1 Month LIBOR x (1.000) + 6.670% (Cap 6.670%, Floor 0.000%)
4.878%(c)	07/25/42	365	$60,931
Series 2013-096, Class SY, IO, 1 Month LIBOR x (1.000) + 6.150% (Cap 6.150%, Floor 0.000%)
4.358%(c)	07/25/42	515	88,067
Series 2013-130, Class SN, IO, 1 Month LIBOR x (1.000) + 6.650% (Cap 6.650%, Floor 0.000%)
4.858%(c)	10/25/42	657	117,621
Series 2014-06, Class SA, IO, 1 Month LIBOR x (1.000) + 6.600% (Cap 6.600%, Floor 0.000%)
4.808%(c)	02/25/44	679	118,339
Series 2014-19, Class MS, IO, 1 Month LIBOR x (1.000) + 6.600% (Cap 6.600%, Floor 0.000%)
4.808%(c)	11/25/39	363	14,550
Series 2015-20, Class ES, IO, 1 Month LIBOR x (1.000) + 6.150% (Cap 6.150%, Floor 0.000%)
4.358%(c)	04/25/45	506	88,823
Series 2015-22, Class DS, IO, 1 Month LIBOR x (1.000) + 6.200% (Cap 6.200%, Floor 0.000%)
4.408%(c)	04/25/45	482	81,352
Series 2015-34, Class LS, IO, 1 Month LIBOR x (1.000) + 6.100% (Cap 6.100%, Floor 0.000%)
4.308%(c)	06/25/45	942	148,010
Series 2015-79, Class SE, IO, 1 Month LIBOR x (1.000) + 6.250% (Cap 6.250%, Floor 0.000%)
4.458%(c)	11/25/45	379	58,160
Series 2016-01, Class SJ, IO, 1 Month LIBOR x (1.000) + 6.150% (Cap 6.150%, Floor 0.000%)
4.358%(c)	02/25/46	1,023	173,882
Freddie Mac REMICS,
Series 3753, Class SK, IO, 1 Month LIBOR x (1.000) + 6.050% (Cap 6.050%, Floor 0.000%)
4.310%(c)	11/15/38	152	5,970
Series 3852, Class SW, IO, 1 Month LIBOR x (1.000) + 6.000% (Cap 6.000%, Floor 0.000%)
4.260%(c)	05/15/41	577	74,094
Series 4314, Class SE, IO, 1 Month LIBOR x (1.000) + 6.050% (Cap 6.050%, Floor 0.000%)
4.310%(c)	03/15/44	1,233	210,381
Series 4431, Class ST, IO, 1 Month LIBOR x (1.000) + 6.100% (Cap 6.100%, Floor 0.000%)
4.360%(c)	01/15/45	1,100	188,331
Series 4468, Class SY, IO, 1 Month LIBOR x (1.000) + 6.100% (Cap 6.100%, Floor 0.000%)
4.360%(c)	05/15/45	488	85,650
Series 4473, Class AS, IO, 1 Month LIBOR x (1.000) + 5.600% (Cap 5.600%, Floor 0.000%)
3.860%(c)	05/15/45	1,004	152,582
Series 4583, Class ST, IO, 1 Month LIBOR x (1.000) + 6.000% (Cap 6.000%, Floor 0.000%)
4.260%(c)	05/15/46	2,097	381,461
Freddie Mac Strips,
Series 304, Class C45, IO
3.000%	12/15/27	580	39,887

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST PIMCO DYNAMIC BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Government National Mortgage Assoc.,
Series 2010-009, Class XD, IO, 1 Month LIBOR x (1.000) + 6.600% (Cap 6.600%, Floor 0.000%)
4.860%(c)	01/16/40	1,203	$240,352
Series 2010-009, Class YD, IO, 1 Month LIBOR x (1.000) + 6.800% (Cap 6.800%, Floor 0.000%)
5.060%(c)	01/16/40	471	92,259
Series 2010-020, Class SE, IO, 1 Month LIBOR x (1.000) + 6.250% (Cap 6.250%, Floor 0.000%)
4.485%(c)	02/20/40	866	169,038
Series 2010-037, Class SG, IO, 1 Month LIBOR x (1.000) + 5.700% (Cap 5.700%, Floor 0.000%)
3.935%(c)	03/20/40	518	97,562
Series 2010-101, Class S, IO, 1 Month LIBOR x (1.000) + 6.000% (Cap 6.000%, Floor 0.000%)
4.235%(c)	08/20/40	1,356	199,433
Series 2011-50, Class PS, IO, 1 Month LIBOR x (1.000) + 6.100% (Cap 6.100%, Floor 0.000%)
4.335%(c)	02/20/41	865	138,204
Series 2013-113, Class SA, IO, 1 Month LIBOR x (1.000) + 6.700% (Cap 6.700%, Floor 0.000%)
4.935%(c)	08/20/43	667	138,424
Series 2013-167, Class SG, IO, 1 Month LIBOR x (1.000) + 6.150% (Cap 6.150%, Floor 0.000%)
4.385%(c)	11/20/43	350	66,187
Series 2014-056, Class ST, IO, 1 Month LIBOR x (1.000) + 6.100% (Cap 6.100%, Floor 0.000%)
4.360%(c)	12/16/39	1,023	215,482
Series 2014-132, Class SL, IO, 1 Month LIBOR x (1.000) + 6.100% (Cap 6.100%, Floor 0.000%)
4.335%(c)	10/20/43	926	105,209
Series 2014-180, Class PI, IO
4.000%	08/20/44	365	57,862
Series 2014-188, Class IB, IO
4.000%	12/20/44	633	73,981
Series 2015-057, Class AS, IO, 1 Month LIBOR x (1.000) + 5.600% (Cap 5.600%, Floor 0.000%)
3.835%(c)	04/20/45	2,542	303,586
Series 2015-064, Class SG, IO, 1 Month LIBOR x (1.000) + 5.600% (Cap 5.600%, Floor 0.000%)
3.835%(c)	05/20/45	1,356	249,532
Series 2015-095, Class GI, IO
4.500%	07/16/45	1,052	216,201
Series 2015-110, Class MS, IO, 1 Month LIBOR x (1.000) + 5.710% (Cap 5.710%, Floor 0.000%)
3.945%(c)	08/20/45	2,416	370,784
Series 2015-111, Class IM, IO
4.000%	08/20/45	1,249	136,735
Series 2015-111, Class IW, IO
4.000%	06/20/45	411	49,739
Series 2015-111, Class SM, IO, 1 Month LIBOR x (1.000) + 6.200% (Cap 6.200%, Floor 0.000%)
4.435%(c)	08/20/45	355	55,492
Series 2015-112, Class SB, IO, 1 Month LIBOR x (1.000) + 5.740% (Cap 5.740%, Floor 0.000%)
3.975%(c)	08/20/45	657	100,151

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-126, Class HS, IO, 1 Month LIBOR x (1.000) + 6.200% (Cap 6.200%, Floor 0.000%)
4.435%(c)	09/20/45	676	$95,291
Series 2015-126, Class IM, IO
4.000%	09/20/45	917	137,114
Series 2015-126, Class IQ, IO
4.000%	09/20/45	863	112,956
Series 2015-129, Class IC, IO
4.500%	09/16/45	313	58,498
Series 2015-144, Class QS, IO, 1 Month LIBOR x (1.000) + 5.700% (Cap 5.700%, Floor 0.000%)
3.935%(c)	10/20/45	313	49,026
Series 2015-159, Class HS, IO, 1 Month LIBOR x (1.000) + 6.200% (Cap 6.200%, Floor 0.000%)
4.435%(c)	11/20/45	563	65,388
Series 2015-167, Class AS, IO, 1 Month LIBOR x (1.000) + 6.250% (Cap 6.250%, Floor 0.000%)
4.485%(c)	11/20/45	545	108,651
Series 2015-168, Class SD, IO, 1 Month LIBOR x (1.000) + 6.200% (Cap 6.200%, Floor 0.000%)
4.435%(c)	11/20/45	508	75,047
Series 2016-01, Class ST, IO, 1 Month LIBOR x (1.000) + 6.200% (Cap 6.200%, Floor 0.000%)
4.435%(c)	01/20/46	350	53,233
Series 2016-27, Class IA, IO
4.000%	06/20/45	929	82,107
Series 2016-88, Class S, IO, 1 Month LIBOR x (1.000) + 6.200% (Cap 6.200%, Floor 0.000%)
4.435%(c)	01/20/46	836	107,815
GreenPoint MTA Trust,
Series 2005-AR01, Class A2, 1 Month LIBOR + 0.440% (Cap 10.500%, Floor 0.220%)
2.232%(c)	06/25/45	566	522,559
Impac Secured Assets Trust,
Series 2007-01, Class A2, 1 Month LIBOR + 0.160% (Cap 11.500%, Floor 0.160%)
1.952%(c)	03/25/37	723	677,681
JPMorgan Alternative Loan Trust,
Series 2007-A02, Class 11A1, 1 Month LIBOR + 0.180% (Cap 11.500%, Floor 0.180%)
1.972%(c)	06/25/37	819	565,849
Lehman XS Trust,
Series 2005-07N, Class 1A1A, 1 Month LIBOR + 0.540% (Cap N/A, Floor 0.270%)
2.332%(c)	12/25/35	1,120	1,073,270
Mill City Mortgage Loan Trust,
Series 2019-GS02, Class A1, 144A
2.750%(cc)	08/25/59	968	972,267
Morgan Stanley Mortgage Loan Trust,
Series 2007-15AR, Class 5A1
3.407%(cc)	12/25/37	867	706,277
New Residential Mortgage Loan Trust,
Series 2018-03A, Class A1, 144A
4.500%(cc)	05/25/58	626	659,891
Series 2019-RPL03, Class A1, 144A
2.750%(cc)	07/25/59	1,169	1,169,451

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST PIMCO DYNAMIC BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
RALI Trust,
Series 2007-QA05, Class 2A1
6.076%(cc)	09/25/37		910	$748,064
Series 2007-QH08, Class A
3.255%(cc)	10/25/37		734	690,237
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-19XS, Class 1A1, 1 Month LIBOR + 0.320% (Cap N/A, Floor 0.320%)
2.112%(c)	10/25/35		616	581,944
Towd Point Mortgage Trust,
Series 2019-04, Class A1, 144A
2.900%(cc)	10/25/59		2,244	2,255,070
WaMu Mortgage Pass-Through Certificates Trust,
Series 2006-AR09, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT+ 1.000% (Cap N/A, Floor 1.000%)
3.239%(c)	08/25/46		771	708,304
Warwick Finance Residential Mortgages No One PLC (United Kingdom),
Series 01, Class A, 3 Month GBP LIBOR + 1.000% (Cap N/A, Floor 0.000%)
1.800%(c)	09/21/49	GBP	862	1,143,909

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $30,414,705)				29,285,598

SOVEREIGN BONDS — 3.3%
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes, 144A
5.940%	02/12/29	PEN	1,600	543,678
6.350%	08/12/28	PEN	6,000	2,098,548
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
4.500%	04/23/28		600	687,080
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.850%	09/30/29		600	600,070
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN
2.875%	03/04/23		1,100	1,119,614
4.500%	04/17/30		600	681,633
Sri Lanken Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes
6.850%	11/03/25		400	399,968
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.750%	03/22/24		200	204,623
6.350%	08/10/24		600	627,801
7.250%	12/23/23		600	649,299

TOTAL SOVEREIGN BONDS (cost $7,122,947)				7,612,314

U.S. GOVERNMENT AGENCY OBLIGATIONS — 43.5%
Federal National Mortgage Assoc.
2.500%	TBA		2,700	2,668,253
3.000%	TBA		13,200	13,376,860
3.500%	TBA		22,400	23,041,760
4.000%	TBA		55,300	57,544,406

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	12/01/48			3,964	$4,128,578

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $100,506,824)					100,759,857

U.S. TREASURY OBLIGATIONS — 13.9%
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/21	(k)		6,515	6,502,296
0.250%	07/15/29			1,207	1,220,442
0.625%	01/15/26			43	44,670
0.750%	07/15/28			4,101	4,318,492
0.875%	01/15/29			3,363	3,575,278
2.500%	01/15/29			7,120	8,589,104
U.S. Treasury Notes
1.250%	08/31/24			5,000	4,901,953
1.625%	03/15/20	(h)(k)		1,000	999,883
2.375%	04/30/20	(k)		2,120	2,125,134

TOTAL U.S. TREASURY OBLIGATIONS (cost $31,593,712)					32,277,252

TOTAL LONG-TERM INVESTMENTS (cost $309,341,748)					311,058,206

			Shares

SHORT-TERM INVESTMENTS — 9.7%
AFFILIATED MUTUAL FUNDS — 3.9%
PGIM Core Ultra Short Bond Fund(w)				769,317	769,317
PGIM Institutional Money Market Fund (cost $8,318,048; includes $8,304,400 of cash collateral for securities on loan)(b)(w)				8,316,735	8,318,398

TOTAL AFFILIATED MUTUAL FUNDS (cost $9,087,365)					9,087,715

Interest Rate	Maturity Date		Principal Amount (000)#

FOREIGN TREASURY OBLIGATION(n) — 0.5%
Japan Treasury Discount Bill
(0.150)%	03/23/20		JPY	128,000	1,178,430

(cost $1,171,430)

REPURCHASE AGREEMENT(m) — 5.3%
TD Securities (USA) LLC, 1.580%,dated 12/31/19, due 01/02/20 in the amount of $12,201,071
(cost $12,200,000)				12,200	12,200,000

TOTAL SHORT-TERM INVESTMENTS (cost $22,458,795)					22,466,145

TOTAL INVESTMENTS — 143.9% (cost $331,800,543)					333,524,351
Liabilities in excess of other assets(z) — (43.9)%					(101,760,459)

NET ASSETS — 100.0%					$231,763,892

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST PIMCO DYNAMIC BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $8,134,216; cash collateral of $8,304,400 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(m)	Repurchase agreement is collateralized by a U.S. Treasury Security (coupon rate 2.130%, maturity date 02/15/41), with the aggregate value, including accrued interest, of $12,377,405.

(n)	Rate shown reflects yield to maturity at purchased date.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
191	5 Year U.S. Treasury Notes	Mar. 2020	$22,654,391	$(70,380)
11	10 Year Euro-Bund	Mar. 2020	2,103,625	(33,067)
214	10 Year U.S. Treasury Notes	Mar. 2020	27,482,282	(239,365)

				(342,812)

Short Position:
104	Euro-BTP Italian Government Bond	Mar. 2020	16,618,928	(80,022)

				$(422,834)

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 02/14/20	Bank of America, N.A	AUD	3,149	$2,153,648	$2,212,287	$58,639	$—
Brazilian Real,
Expiring 01/03/20	Morgan Stanley & Co. LLC	BRL	9,455	2,238,646	2,350,230	111,584	—
Expiring 02/04/20	Citibank, N.A	BRL	9,455	2,332,441	2,348,042	15,601	—
British Pound,
Expiring 02/14/20	HSBC Bank USA, N.A	GBP	1,077	1,386,972	1,428,395	41,423	—
Colombian Peso,
Expiring 01/15/20	HSBC Bank USA, N.A	COP	4,839,560	1,380,956	1,471,370	90,414	—
Euro,
Expiring 02/14/20	Citibank, N.A	EUR	134	148,655	150,729	2,074	—
Expiring 02/14/20	Citibank, N.A	EUR	123	136,861	138,356	1,495	—
Expiring 02/14/20	HSBC Bank USA, N.A	EUR	135	150,034	151,854	1,820	—
Expiring 02/14/20	HSBC Bank USA, N.A	EUR	111	122,781	124,857	2,076	—
Mexican Peso,
Expiring 01/16/20	Citibank, N.A	MXN	20,627	1,044,484	1,088,363	43,879	—
Expiring 01/22/20	Barclays Capital, Inc.	MXN	20,627	1,067,616	1,087,326	19,710	—

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST PIMCO DYNAMIC BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 01/22/20	Citibank, N.A.	MXN	6,228	$318,050	$328,301	$10,251	$—
Peruvian Nuevo Sol,
Expiring 02/18/20	Citibank, N.A.	PEN	1,851	547,095	557,628	10,533	—

				$13,028,239	$13,437,738	409,499	—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 02/14/20	HSBC Bank USA, N.A.	AUD	3,164	$2,166,830	$2,222,825	$—	$(55,995)
Brazilian Real,
Expiring 01/03/20	Citibank, N.A.	BRL	9,455	2,335,264	2,350,231	—	(14,967)
British Pound,
Expiring 02/14/20	Barclays Capital, Inc.	GBP	896	1,156,602	1,188,340	—	(31,738)
Canadian Dollar,
Expiring 02/14/20	Citibank, N.A.	CAD	1,091	824,245	840,329	—	(16,084)
Colombian Peso,
Expiring 02/14/20	Citibank, N.A.	COP	1,253,780	361,711	380,745	—	(19,034)
Euro,
Expiring 02/14/20	Bank of America, N.A.	EUR	12,158	13,478,906	13,675,852	—	(196,946)
Expiring 02/14/20	Barclays Capital, Inc.	EUR	172	191,307	193,473	—	(2,166)
Expiring 02/14/20	HSBC Bank USA, N.A.	EUR	150	167,695	168,727	—	(1,032)
Japanese Yen,
Expiring 01/16/20	Citibank, N.A.	JPY	128,000	1,170,339	1,179,096	—	(8,757)
Mexican Peso,
Expiring 01/16/20	Barclays Capital, Inc.	MXN	20,627	1,068,532	1,088,363	—	(19,831)
Expiring 01/22/20	JPMorgan Chase Bank, N.A.	MXN	28,085	1,397,507	1,480,465	—	(82,958)
New Taiwanese Dollar,
Expiring 03/18/20	Deutsche Bank AG	TWD	42,716	1,414,165	1,436,567	—	(22,402)
Singapore Dollar,
Expiring 03/18/20	HSBC Bank USA, N.A.	SGD	1,949	1,428,163	1,450,227	—	(22,064)

				$27,161,266	$27,655,240	—	(493,974)

						$409,499	$(493,974)

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
AT&T Inc.	06/20/24	1.000%(Q)		1,100	0.600%	$(522)	$19,247	$19,769
British Telecommunications PLC	12/20/24	1.000%(Q)	EUR	500	0.686%	1,522	8,963	7,441

						$1,000	$28,210	$27,210

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST PIMCO DYNAMIC BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Federal Republic of Brazil	06/20/24	1.000%(Q)	1,000	0.883%	$5,345	$(29,487)	$34,832	Citibank, N.A
Republic of Colombia	06/20/24	1.000%(Q)	200	0.631%	3,242	(2,036)	5,278	Citibank, N.A
Republic of Colombia	12/20/24	1.000%(Q)	700	0.727%	9,318	2,745	6,573	Citibank, N.A
Republic of Turkey	06/20/24	1.000%(Q)	100	2.668%	(6,792)	(14,293)	7,501	Deutsche Bank AG
Russian Federation	12/20/24	1.000%(Q)	900	0.556%	19,351	4,437	14,914	JPMorgan Chase Bank, N.A

					$30,464	$(38,634)	$69,098

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.EM.31	06/20/24	1.000	%(Q)	500	1.638%	$(18,220)	$(13,073)	$5,147
CDX.EM.32	12/20/24	1.000	%(Q)	300	1.737%	(14,920)	(9,982)	4,938
CDX.NA.HY.32	06/20/24	5.000	%(Q)	1,078	2.543%	47,702	108,311	60,609

						$14,562	$85,256	$70,694

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Inflation Swap Agreement:
GBP	2,000	10/15/33	3.579%(T)	U.K. Retail Price Index(2)(T)	$772	$155,051	$154,279

(1)	The Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST PIMCO DYNAMIC BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
GBP	1,600	03/18/25	0.750%(S)	6 Month GBP LIBOR(1)(S)	$1,750	$14,614	$12,864
GBP	15,200	06/17/25	1.000%(S)	6 Month GBP LIBOR(1)(S)	(125,200)	(99,556)	25,644
MXN	30,800	09/30/27	7.350%(M)	28 Day Mexican Interbank Rate(2)(M)	(101,215)	60,455	161,670
	23,700	12/10/29	2.000%(S)	3 Month LIBOR(1)(Q)	(361,284)	(233,803)	127,481
	1,500	01/15/30	1.750%(S)	3 Month LIBOR(1)(Q)	(17,814)	20,150	37,964
	900	02/12/30	2.000%(S)	3 Month LIBOR(1)(Q)	(16,128)	(8,465)	7,663
	400	03/10/30	2.000%(S)	3 Month LIBOR(1)(Q)	(379)	(3,705)	(3,326)
	9,600	03/12/50	2.250%(S)	3 Month LIBOR(1)(Q)	(24,765)	(351,241)	(326,476)

					$(645,035)	$(601,551)	$43,484

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$7,182	$(45,816)	$69,098	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$832,000	$2,668,212
Goldman Sachs & Co. LLC	—	866,973

Total	$832,000	$3,535,185

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Collateralized Loan Obligations	$—	$22,826,974	$—
Home Equity Loans	—	6,735,516	—
Other	—	170,520	—
Residential Mortgage-Backed Securities	—	18,180,205	—
Student Loans	—	19,590,484	—
Commercial Mortgage-Backed Securities	—	1,668,357	—
Corporate Bonds	—	71,951,129	—
Residential Mortgage-Backed Securities	—	29,285,598	—
Sovereign Bonds	—	7,612,314	—
U.S. Government Agency Obligations	—	100,759,857	—

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST PIMCO DYNAMIC BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
U.S. Treasury Obligations	$—	$32,277,252	$—
Affiliated Mutual Funds	9,087,715	—	—
Foreign Treasury Obligation	—	1,178,430	—
Repurchase Agreement	—	12,200,000	—

Total	$9,087,715	$324,436,636	$—

Other Financial Instruments*
Assets
OTC Forward Foreign Currency Exchange Contracts	$—	$409,499	$—
Centrally Cleared Credit Default Swap Agreements	—	97,904	—
OTC Credit Default Swap Agreements	—	37,256	—
Centrally Cleared Inflation Swap Agreement	—	154,279	—
Centrally Cleared Interest Rate Swap Agreements	—	373,286	—

Total	$—	$1,072,224	$—

Liabilities
Futures Contracts	$(422,834)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(493,974)	—
OTC Credit Default Swap Agreement	—	(6,792)	—
Centrally Cleared Interest Rate Swap Agreements	—	(329,802)	—

Total	$(422,834)	$(830,568)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Government Agency Obligations	43.5%
Residential Mortgage-Backed Securities	20.4
U.S. Treasury Obligations	13.9
Collateralized Loan Obligations	9.8
Banks	9.4
Student Loans	8.5
Repurchase Agreement	5.3
Affiliated Mutual Funds (3.6% represents investments purchased with collateral from securities on loan)	3.9
Sovereign Bonds	3.3
Home Equity Loans	2.9
Auto Manufacturers	2.9
Oil & Gas	2.1
Electric	2.0
Diversified Financial Services	1.5
Pharmaceuticals	1.2
Trucking & Leasing	1.1
Semiconductors	1.0
Home Furnishings	0.9
Pipelines	0.9
Auto Parts & Equipment	0.8
Commercial Mortgage-Backed Securities	0.7
Telecommunications	0.6
Media	0.6

Computers	0.6%
Chemicals	0.6
Foods	0.6
Real Estate Investment Trusts (REITs)	0.5
Foreign Treasury Obligation	0.5
Software	0.5
Savings & Loans	0.5
Agriculture	0.4
Iron/Steel	0.4
Aerospace & Defense	0.4
Healthcare-Products	0.3
Gas	0.3
Beverages	0.3
Healthcare-Services	0.2
Building Materials	0.2
Mining	0.1
Home Builders	0.1
Other	0.1
Packaging & Containers	0.1

143.9
Liabilities in excess of other assets	(43.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST PIMCO DYNAMIC BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$97,904	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	7,182		Premiums received for OTC swap agreements	45,816
Credit contracts	Unrealized appreciation on OTC swap agreements	69,098		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	409,499		Unrealized depreciation on OTC forward foreign currency exchange contracts	493,974
Interest rate contracts	—	—		Due from/to broker-variation margin futures	422,834	*
Interest rate contracts	Due from/to broker-variation margin swaps	527,565	*	Due from/to broker-variation margin swaps	329,802	*

		$1,111,248			$1,292,426

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$540,097
Foreign exchange contracts	—	11,080	—	1,107,832	—
Interest rate contracts	(44,821)	18,525	5,131,854	—	(10,297,453)

Total	$(44,821)	$29,605	$5,131,854	$1,107,832	$(9,757,356)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$566,069
Foreign exchange contracts	—	—	432,474	—
Interest rate contracts	2,145	(2,354,829)	—	2,678,566

Total	$2,145	$(2,354,829)	$432,474	$3,244,635

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST PIMCO DYNAMIC BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$14,755	$2,191,379	$110,269,763	$88,662,993	$15,450,110

Forward Foreign Currency Exchange Contracts—Sold(3)	Interest Rate Swap Agreements(2)
$45,668,719	$92,011,081

Credit Default Swap Agreements— Sell Protection(2)	Inflation Swap Agreements(2)
$20,497,970	$2,560,464

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$8,134,216	$(8,134,216)	$—

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Repurchase Agreements	TD Securities (USA) LLC,	$12,200,000	$(12,200,000)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A	$58,639	$(196,946)	$(138,307)	$113,538	$(24,769)
Barclays Capital, Inc.	19,710	(53,735)	(34,025)	—	(34,025)
Citibank, N.A	133,261	(90,365)	42,896	(42,896)	—
Deutsche Bank AG	7,501	(36,695)	(29,194)	12,057	(17,137)
HSBC Bank USA, N.A	135,733	(79,091)	56,642	—	56,642
JPMorgan Chase Bank, N.A	19,351	(82,958)	(63,607)	61,291	(2,316)
Morgan Stanley & Co. LLC	111,584	—	111,584	—	111,584

	$485,779	$(539,790)	$(54,011)	$143,990	$89,979

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST PIMCO DYNAMIC BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $8,134,216:
Unaffiliated investments (cost $322,713,178)	$324,436,636
Affiliated investments (cost $9,087,365)	9,087,715
Foreign currency, at value (cost $870,580)	884,736
Receivable for investments sold	77,053,637
Dividends and interest receivable	1,276,023
Deposit with broker for centrally cleared/exchange-traded derivatives	832,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	409,499
Due from broker-variation margin swaps	359,132
Due from broker-variation margin futures	70,892
Unrealized appreciation on OTC swap agreements	69,098
Premiums paid for OTC swap agreements	7,182
Prepaid expenses	29,429

Total Assets	414,515,979

LIABILITIES
Payable for investments purchased	173,451,113
Payable to broker for collateral for securities on loan	8,304,400
Unrealized depreciation on OTC forward foreign currency exchange contracts	493,974
Cash segregated from counterparty — OTC	270,000
Management fee payable	92,909
Accrued expenses and other liabilities	83,835
Premiums received for OTC swap agreements	45,816
Distribution fee payable	9,506
Affiliated transfer agent fee payable	357
Payable for Portfolio shares repurchased	177

Total Liabilities	182,752,087

NET ASSETS	$231,763,892

Net assets were comprised of:
Partners’ Equity	$231,763,892

Net asset value and redemption price per share, $231,763,892 / 22,970,228 outstanding shares of beneficial interest	$10.09

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$8,837,447
Affiliated dividend income	42,581
Affiliated income from securities lending, net	14,227

Total income	8,894,255

EXPENSES
Management fee	1,974,372
Distribution fee	692,762
Custodian and accounting fees	114,349
Audit fee	54,109
Legal fees and expenses	12,894
Trustees’ fees	12,699
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Shareholders’ reports	5,622
Miscellaneous	33,342

Total expenses	2,907,156
Less: Fee waiver and/or expense reimbursement	(52,886)

Net expenses	2,854,270

NET INVESTMENT INCOME (LOSS)	6,039,985

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $731)	2,630,614
Futures transactions	5,131,854
Forward currency contract transactions	1,107,832
Options written transactions	29,605
Swap agreements transactions	(9,757,356)
Foreign currency transactions	483,276

(374,175)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $654)	6,866,709
Futures	(2,354,829)
Forward currency contracts	432,474
Swap agreements	3,244,635
Foreign currencies	8,632

8,197,621

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	7,823,446

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,863,431

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$6,039,985	$5,986,101
Net realized gain (loss) on investment and foreign currency transactions	(374,175)	(9,161,795)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	8,197,621	2,339,930

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,863,431	(835,764)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [6,799,441 and 3,945,516 shares, respectively]	66,853,323	38,045,648
Portfolio shares repurchased [13,013,113 and 6,647,997 shares, respectively]	(128,880,818)	(63,873,198)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(62,027,495)	(25,827,550)

CAPITAL CONTRIBUTIONS	—	442

TOTAL INCREASE (DECREASE)	(48,164,064)	(26,662,872)
NET ASSETS:
Beginning of year	279,927,956	306,590,828

End of year	$231,763,892	$279,927,956

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value

LONG-TERM INVESTMENTS — 95.6%
AFFILIATED MUTUAL FUNDS — 57.2%
AST High Yield Portfolio*	290,714	$3,308,326
AST Prudential Core Bond Portfolio*	1,696,957	22,722,251
AST QMA US Equity Alpha Portfolio*	744,393	25,979,323
PGIM Select Real Estate Fund (Class R6)	218,114	2,693,710

TOTAL AFFILIATED MUTUAL FUNDS (cost $42,785,248)(w)		54,703,610

COMMON STOCKS — 29.1%
Air Freight & Logistics — 0.6%
Deutsche Post AG (Germany)	14,393	551,225

Airlines — 1.0%
Air Canada (Canada)*	8,400	313,799
Deutsche Lufthansa AG (Germany)	26,317	485,893
Turk Hava Yollari AO (Turkey)*	60,575	147,570

		947,262

Auto Components — 0.3%
Cie Generale des Etablissements Michelin SCA (France)	484	59,269
Faurecia SE (France)	1,284	69,324
Hankook Tire & Technology Co. Ltd. (South Korea)	1,464	42,303
Hyundai Mobis Co. Ltd. (South Korea)	275	60,774
Valeo SA (France)	1,542	54,341

		286,011

Automobiles — 0.5%
Hyundai Motor Co. (South Korea)	1,214	126,037
Kia Motors Corp. (South Korea)	3,661	139,826
Peugeot SA (France)	5,348	128,658
Renault SA (France)	1,128	53,390

		447,911

Banks — 2.5%
Agricultural Bank of China Ltd. (China) (Class H Stock)	134,000	58,985
Akbank T.A.S. (Turkey)*	26,699	36,483
Banco Macro SA (Argentina), ADR	796	28,855
Bank of China Ltd. (China) (Class H Stock)	135,000	57,697
Bank of Communications Co. Ltd. (China) (Class H Stock)	156,000	110,846
BNK Financial Group, Inc. (South Korea)	16,691	110,268
BNP Paribas SA (France)	1,107	65,810
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	96,000	57,560
China Construction Bank Corp. (China) (Class H Stock)	70,000	60,428
China Everbright Bank Co. Ltd. (China) (Class H Stock)	90,000	41,863
China Merchants Bank Co. Ltd. (China) (Class H Stock)	9,500	48,942
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	79,600	60,189
Chongqing Rural Commercial Bank Co. Ltd. (China) (Class H Stock)	115,000	58,847

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Credit Agricole SA (France)	4,415	$64,128
Hana Financial Group, Inc. (South Korea)	10,024	318,974
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	70,000	53,922
Industrial Bank of Korea (South Korea)	18,654	189,779
KB Financial Group, Inc. (South Korea)	3,664	150,310
Postal Savings Bank of China Co. Ltd. (China) (Class H Stock), 144A	89,000	60,544
Raiffeisen Bank International AG (Austria)	4,150	104,407
Sberbank of Russia PJSC (Russia)	16,880	69,284
Shinhan Financial Group Co. Ltd. (South Korea)	6,196	231,892
Turkiye Garanti Bankasi A/S (Turkey)*	29,199	54,800
Turkiye Is Bankasi A/S (Turkey) (Class C Stock)*	79,018	85,284
VTB Bank PJSC (Russia)	179,580,000	133,126
Woori Financial Group, Inc. (South Korea)	12,687	126,895

		2,440,118

Beverages — 0.3%
Ambev SA (Brazil)	11,500	53,373
Coca-Cola HBC AG (Switzerland)*	3,821	129,780
Diageo PLC (United Kingdom)	3,010	127,887

		311,040

Building Products — 0.0%
KCC Corp. (South Korea)	48	9,683

Capital Markets — 0.4%
3i Group PLC (United Kingdom)	8,969	130,747
B3 SA - Brasil Bolsa Balcao (Brazil)	11,100	118,569
Hargreaves Lansdown PLC (United Kingdom)	2,251	57,975
Yuanta Financial Holding Co. Ltd. (Taiwan)	88,000	59,286

		366,577

Chemicals — 0.2%
Showa Denko KK (Japan)	1,600	42,145
Sumitomo Chemical Co. Ltd. (Japan)	7,000	31,775
Teijin Ltd. (Japan)	2,800	52,399
Tosoh Corp. (Japan)	2,100	32,403

		158,722

Commercial Services & Supplies — 0.1%
G4S PLC (United Kingdom)	19,315	55,917

Communications Equipment — 0.1%
Accton Technology Corp. (Taiwan)	20,000	112,457

Construction & Engineering — 0.2%
Daelim Industrial Co. Ltd. (South Korea)	1,279	99,896
Daewoo Engineering & Construction Co. Ltd. (South Korea)*	2,815	11,514
GS Engineering & Construction Corp. (South Korea)	1,109	29,665

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value

COMMON STOCKS (continued)
Construction & Engineering (cont’d.)
HDC Hyundai Development Co-Engineering & Construction (South Korea) (Class E Stock)	1,936	$42,881

		183,956

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	6,000	43,871
China National Building Material Co. Ltd. (China) (Class H Stock)	58,000	64,927

		108,798

Consumer Finance — 0.1%
Credit Saison Co. Ltd. (Japan)	4,100	71,124

Diversified Financial Services — 0.2%
Grupo de Inversiones Suramericana SA (Colombia)	1,990	20,583
Haci Omer Sabanci Holding A/S (Turkey)	35,703	57,361
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	8,100	52,125
ORIX Corp. (Japan)	3,500	58,088
REC Ltd. (India)	27,450	55,068

		243,225

Diversified Telecommunication Services — 0.5%
LG Uplus Corp. (South Korea)	4,749	58,234
Nippon Telegraph & Telephone Corp. (Japan)	14,000	355,430
Telkom SA SOC Ltd. (South Africa)	21,437	53,248

		466,912

Electric Utilities — 1.0%
CEZ A/S (Czech Republic)	1,327	29,858
Chubu Electric Power Co., Inc. (Japan)	3,800	53,713
Enel Americas SA (Chile)	325,195	72,222
Enel Chile SA (Chile)	162,886	15,272
Enel SpA (Italy)	16,812	133,519
Fortum OYJ (Finland)	2,423	59,802
Iberdrola SA (Spain)	4,715	48,687
Inter RAO UES PJSC (Russia)	651,000	52,423
Kansai Electric Power Co., Inc. (The) (Japan)	3,000	34,803
PGE Polska Grupa Energetyczna SA (Poland)*	35,640	74,878
Terna Rete Elettrica Nazionale SpA (Italy)	8,339	55,708
Tokyo Electric Power Co. Holdings, Inc. (Japan)*	69,100	294,899

		925,784

Electronic Equipment, Instruments & Components — 0.7%
AU Optronics Corp. (Taiwan)	237,000	79,636
Delta Electronics, Inc. (Taiwan)	11,000	55,695
Foxconn Technology Co. Ltd. (Taiwan)	5,000	11,054
Hon Hai Precision Industry Co. Ltd. (Taiwan)	22,000	66,922
LG Display Co. Ltd. (South Korea)	3,466	48,588

	Shares	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Synnex Technology International Corp. (Taiwan)	17,000	$21,280
Walsin Technology Corp. (Taiwan)	23,000	184,190
WPG Holdings Ltd. (Taiwan)	9,000	11,739
Yageo Corp. (Taiwan)	7,000	102,422
Zhen Ding Technology Holding Ltd. (Taiwan)	28,000	133,946

		715,472

Entertainment — 0.0%
Ubisoft Entertainment SA (France)*	602	41,645

Equity Real Estate Investment Trusts (REITs) — 0.2%
H&R Real Estate Investment Trust (Canada)	5,200	84,494
RioCan Real Estate Investment Trust (Canada)	2,800	57,701
SmartCentres Real Estate Investment Trust (Canada)	2,300	55,280

		197,475

Food & Staples Retailing — 0.3%
Cencosud SA (Chile)	17,239	22,696
Empire Co. Ltd. (Canada) (Class A Stock)	1,700	39,877
Jeronimo Martins SGPS SA (Portugal)	3,170	52,210
Koninklijke Ahold Delhaize NV (Netherlands)	4,937	123,406
Wal-Mart de Mexico SAB de CV (Mexico)	18,700	53,684

		291,873

Food Products — 0.1%
Associated British Foods PLC (United Kingdom)	1,601	55,313
Indofood CBP Sukses Makmur Tbk PT (Indonesia)	19,900	15,987
Nestle Malaysia Bhd (Malaysia)	1,100	39,520

		110,820

Gas Utilities — 0.2%
Osaka Gas Co. Ltd. (Japan)	3,300	63,160
Toho Gas Co. Ltd. (Japan)	1,500	61,254
Tokyo Gas Co. Ltd. (Japan)	4,500	109,278

		233,692

Health Care Equipment & Supplies — 1.1%
Asahi Intecc Co. Ltd. (Japan)	2,000	58,469
Cochlear Ltd. (Australia)	434	68,614
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	2,305	34,396
Hoya Corp. (Japan)	1,500	143,448
Koninklijke Philips NV (Netherlands)	11,474	561,119
Olympus Corp. (Japan)	8,200	128,170
Sysmex Corp. (Japan)	800	54,575

		1,048,791

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure — 0.2%
Flight Centre Travel Group Ltd. (Australia)	3,057	$94,567
InterContinental Hotels Group PLC (United Kingdom)	839	57,979

		152,546

Household Durables — 0.4%
Barratt Developments PLC (United Kingdom)	1,325	13,163
Berkeley Group Holdings PLC (United Kingdom)	156	10,038
LG Electronics, Inc. (South Korea)	2,042	126,864
Nien Made Enterprise Co. Ltd. (Taiwan)	5,000	46,253
Persimmon PLC (United Kingdom)	400	14,349
Taylor Wimpey PLC (United Kingdom)	4,083	10,520
Woongjin Coway Co. Ltd. (South Korea)	1,942	156,192

		377,379

Independent Power & Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd. (Japan)	5,200	126,073

Industrial Conglomerates — 0.2%
Alfa SAB de CV (Mexico) (Class A Stock)	16,300	13,500
CITIC Ltd. (China)	38,000	50,801
CJ Corp. (South Korea)	521	43,423
Hanwha Corp. (South Korea)	1,902	40,963
Shanghai Industrial Holdings Ltd. (China)	3,000	5,771

		154,458

Insurance — 1.3%
Aegon NV (Netherlands)	52,260	238,842
Ageas (Belgium)	961	56,852
AXA SA (France)	2,108	59,397
DB Insurance Co. Ltd. (South Korea)	1,268	57,112
Direct Line Insurance Group PLC (United Kingdom)	6,053	25,095
Fairfax Financial Holdings Ltd. (Canada)	100	46,955
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)	2,452	56,966
iA Financial Corp., Inc. (Canada)	1,300	71,410
Intact Financial Corp. (Canada)	300	32,441
Manulife Financial Corp. (Canada)	3,000	60,899
NN Group NV (Netherlands)	8,083	306,871
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	48,000	57,987
Poste Italiane SpA (Italy), 144A	4,832	54,786
SCOR SE (France)	1,815	76,191

		1,201,804

Interactive Media & Services — 0.2%
Auto Trader Group PLC (United Kingdom), 144A	20,124	158,728

	Shares	Value

COMMON STOCKS (continued)
Internet & Direct Marketing Retail — 0.0%
CJ ENM Co. Ltd. (South Korea)	384	$52,861

IT Services — 1.4%
Amadeus IT Group SA (Spain)	1,605	131,205
Atos SE (France)	758	63,347
CGI, Inc. (Canada)*	1,600	133,897
Fujitsu Ltd. (Japan)	800	75,233
HCL Technologies Ltd. (India)	70,577	562,167
Infosys Ltd. (India)	4,302	44,302
Tata Consultancy Services Ltd. (India)	6,650	201,688
Tech Mahindra Ltd. (India)	5,263	56,271
Wipro Ltd. (India)	28,557	98,530

		1,366,640

Machinery — 0.4%
Atlas Copco AB (Sweden) (Class A Stock)	1,790	71,377
Atlas Copco AB (Sweden) (Class B Stock)	2,004	69,565
Epiroc AB (Sweden) (Class A Stock)	4,848	59,129
Epiroc AB (Sweden) (Class B Stock)	1,114	13,190
Hyundai Heavy Industries Holdings Co. Ltd. (South Korea)	68	19,797
Metso OYJ (Finland)	1,024	40,402
Sandvik AB (Sweden)	3,077	59,927
Volvo AB (Sweden) (Class B Stock)	2,353	39,375

		372,762

Metals & Mining — 2.2%
Alrosa PJSC (Russia)	71,090	97,038
BHP Group Ltd. (Australia)	2,046	55,965
BHP Group PLC (Australia)	2,289	53,926
Evraz PLC (Russia)	26,422	142,411
Fortescue Metals Group Ltd. (Australia)	19,553	147,110
Kumba Iron Ore Ltd. (South Africa)	960	28,576
Magnitogorsk Iron & Steel Works PJSC (Russia)	230,600	156,390
MMC Norilsk Nickel PJSC (Russia)	1,890	583,878
Novolipetsk Steel PJSC (Russia)	58,230	134,543
Polyus PJSC (Russia)	1,342	152,993
Rio Tinto Ltd. (Australia)	915	64,612
Rio Tinto PLC (Australia)	2,233	133,647
Severstal PJSC (Russia)	25,085	380,866

		2,131,955

Multiline Retail — 0.2%
Harvey Norman Holdings Ltd. (Australia)	11,524	32,954
Hyundai Department Store Co. Ltd. (South Korea)	358	25,636
Shinsegae, Inc. (South Korea)	249	62,118
Wesfarmers Ltd. (Australia)	2,113	61,364

		182,072

Oil, Gas & Consumable Fuels — 1.0%
Adaro Energy Tbk PT (Indonesia)	369,000	41,165
Aker BP ASA (Norway)	1,784	58,569
Bukit ASAm Tbk PT (Indonesia)	324,400	61,946
Equinor ASA (Norway)	4,463	89,113

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (cont’d.)
LUKOIL PJSC (Russia)	3,357	$333,102
Rosneft Oil Co. PJSC (Russia)	17,820	129,274
Surgutneftegas PJSC (Russia)	137,600	112,532
Tatneft PJSC (Russia)	10,827	133,330
United Tractors Tbk PT (Indonesia)	14,100	21,799

		980,830

Personal Products — 0.3%
Unilever NV (United Kingdom)	4,328	249,232
Unilever PLC (United Kingdom)	870	50,334

		299,566

Pharmaceuticals — 2.6%
Astellas Pharma, Inc. (Japan)	3,700	63,223
AstraZeneca PLC (United Kingdom)	5,698	574,968
Eisai Co. Ltd. (Japan)	800	59,919
GlaxoSmithKline PLC (United Kingdom)	23,477	553,774
Novartis AG (Switzerland)	1,504	142,663
Novo Nordisk A/S (Denmark) (Class B Stock)	990	57,484
Orion OYJ (Finland) (Class B Stock)	5,063	234,165
Richter Gedeon Nyrt (Hungary)	1,916	41,644
Roche Holding AG (Switzerland)	1,747	566,903
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	2,300	44,726
Teva Pharmaceutical Industries Ltd. (Israel), ADR*(a)	8,008	78,478
UCB SA (Belgium)	707	56,231

		2,474,178

Professional Services — 1.1%
Experian PLC (United Kingdom)	1,675	56,638
Randstad NV (Netherlands)	7,706	472,562
RELX PLC (United Kingdom)	4,721	119,230
Wolters Kluwer NV (Netherlands)	5,059	369,314

		1,017,744

Real Estate Management & Development — 1.9%
Agile Group Holdings Ltd. (China)	46,000	69,350
Aldar Properties PJSC (United Arab Emirates)	165,905	97,567
China Evergrande Group (China)*	11,000	30,559
China Overseas Land & Investment Ltd. (China)	14,000	54,559
CK Asset Holdings Ltd. (Hong Kong)	14,000	100,920
Country Garden Holdings Co. Ltd. (China)	21,000	33,696
Emaar Properties PJSC (United Arab Emirates)	161,431	176,759
Guangzhou R&F Properties Co. Ltd. (China) (Class H Stock)	34,800	64,423
Hang Lung Properties Ltd. (Hong Kong)	24,000	52,692
Henderson Land Development Co. Ltd. (Hong Kong)	10,900	53,527
Hongkong Land Holdings Ltd. (Hong Kong)	8,900	51,242

	Shares	Value

COMMON STOCKS (continued)
Real Estate Management & Development (cont’d.)
Kaisa Group Holdings Ltd. (China)*	26,000	$12,467
Kerry Properties Ltd. (Hong Kong)	36,500	116,168
KWG Group Holdings Ltd. (China)*	8,500	11,931
New World Development Co. Ltd. (Hong Kong)	31,000	42,521
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. (China) (Class B Stock)	3,360	3,250
Shimao Property Holdings Ltd. (China)	16,000	62,054
Sino Land Co. Ltd. (Hong Kong)	28,000	40,759
Sino-Ocean Group Holding Ltd. (China)	83,000	33,433
SOHO China Ltd. (China)	13,000	4,912
Sun Hung Kai Properties Ltd. (Hong Kong)	3,000	46,035
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	32,000	297,914
Swire Properties Ltd. (Hong Kong)	13,000	43,225
Wharf Holdings Ltd. (The) (Hong Kong)	32,000	81,513
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	8,000	48,882
Wheelock & Co. Ltd. (Hong Kong)	21,000	140,404
Yuexiu Property Co. Ltd. (China)	48,000	11,110

		1,781,872

Road & Rail — 0.2%
Canadian National Railway Co. (Canada)	600	54,278
Canadian Pacific Railway Ltd. (Canada)	500	127,461

		181,739

Semiconductors & Semiconductor Equipment — 1.1%
Globalwafers Co. Ltd. (Taiwan)	6,000	76,915
MediaTek, Inc. (Taiwan)	5,000	74,196
Nanya Technology Corp. (Taiwan)	30,000	83,727
Novatek Microelectronics Corp. (Taiwan)	11,000	80,527
Phison Electronics Corp. (Taiwan)	6,000	68,336
Powertech Technology, Inc. (Taiwan)	16,000	53,498
Realtek Semiconductor Corp. (Taiwan)	9,000	70,804
SK Hynix, Inc. (South Korea)	3,676	296,649
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6,000	66,611
United Microelectronics Corp. (Taiwan)	118,000	64,844
Vanguard International Semiconductor Corp. (Taiwan)	14,000	37,114
Win Semiconductors Corp. (Taiwan)	5,000	49,285
Winbond Electronics Corp. (Taiwan)	102,000	66,866

		1,089,372

Software — 0.1%
Open Text Corp. (Canada)	1,300	57,284

Specialty Retail — 0.8%
Hennes & Mauritz AB (Sweden) (Class B Stock)	27,329	556,194
Hotel Shilla Co. Ltd. (South Korea)	1,452	113,699
Industria de Diseno Textil SA (Spain)	1,900	67,057

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value

COMMON STOCKS (continued)
Specialty Retail (cont’d.)
Kingfisher PLC (United Kingdom)	16,040	$46,113

		783,063

Technology Hardware, Storage & Peripherals — 0.5%
Advantech Co. Ltd. (Taiwan)	7,000	70,659
Asustek Computer, Inc. (Taiwan)	7,000	54,047
Catcher Technology Co. Ltd. (Taiwan)	7,000	53,214
Chicony Electronics Co. Ltd. (Taiwan)	19,000	56,492
Compal Electronics, Inc. (Taiwan)	86,000	54,133
Konica Minolta, Inc. (Japan)	5,400	35,080
Lite-On Technology Corp. (Taiwan)	34,000	55,919
Micro-Star International Co. Ltd. (Taiwan)	8,000	23,213
Wistron Corp. (Taiwan)	63,000	59,697
Wiwynn Corp. (Taiwan)	3,000	63,853

		526,307

Textiles, Apparel & Luxury Goods — 0.9%
Burberry Group PLC (United Kingdom)	19,455	573,056
Feng TAY Enterprise Co. Ltd. (Taiwan)	9,000	58,574
Fila Korea Ltd. (South Korea)	1,160	53,083
Pou Chen Corp. (Taiwan)	85,000	111,227
Swatch Group AG (The) (Switzerland)	202	56,447

		852,387

Tobacco — 0.2%
British American Tobacco PLC (United Kingdom)	1,507	64,584
Imperial Brands PLC (United Kingdom)	2,314	57,635
Swedish Match AB (Sweden)	1,267	65,327

		187,546

Trading Companies & Distributors — 0.2%
ITOCHU Corp. (Japan)	2,500	58,050
Marubeni Corp. (Japan)	6,800	50,220
Posco International Corp. (South Korea)	626	10,077
Sumitomo Corp. (Japan)	3,100	45,964

		164,311

Transportation Infrastructure — 0.2%
Aena SME SA (Spain), 144A	339	64,976
Fraport AG Frankfurt Airport Services Worldwide (Germany)	1,796	153,490

		218,466

Wireless Telecommunication Services — 0.7%
Advanced Info Service PCL (Thailand)	7,500	53,336
America Movil SAB de CV (Mexico) (Class L Stock)	74,400	59,418
KDDI Corp. (Japan)	4,400	131,325
NTT DOCOMO, Inc. (Japan)	6,500	181,045
Softbank Corp. (Japan)	9,200	123,235
SoftBank Group Corp. (Japan)	3,200	138,564

		686,923

TOTAL COMMON STOCKS (cost $26,710,405)		27,905,356

	Shares	Value

EXCHANGE-TRADED FUNDS — 9.1%
iShares 10-20 Year Treasury Bond ETF	3,100	$445,191
iShares 1-3 Year Treasury Bond ETF	16,800	1,421,784
iShares 20+ Year Treasury Bond ETF	8,900	1,205,772
iShares 3-7 Year Treasury Bond ETF	29,500	3,709,625
iShares 7-10 Year Treasury Bond ETF	8,100	892,782
iShares Currency Hedged MSCI Japan ETF (Japan)	6,000	197,820
iShares MSCI France ETF (France)	9,500	310,745
iShares MSCI Germany ETF (Germany)	13,800	405,720
iShares MSCI Spain ETF (Spain)	3,500	101,220

TOTAL EXCHANGE-TRADED FUNDS (cost $8,432,281)		8,690,659

PREFERRED STOCKS — 0.2%
Automobiles — 0.0%
Hyundai Motor Co. (South Korea) (2nd PRFC)	160	10,967

Oil, Gas & Consumable Fuels — 0.2%
Surgutneftegas PJSC (Russia) (PRFC)	224,600	137,760
Transneft PJSC (Russia) (PRFC)	17	48,371

		186,131

TOTAL PREFERRED STOCKS (cost $184,456)		197,098

TOTAL LONG-TERM INVESTMENTS (cost $78,112,390)		91,496,723

SHORT-TERM INVESTMENTS — 4.5%
AFFILIATED MUTUAL FUNDS — 3.9%
PGIM Core Ultra Short Bond Fund(w)	3,665,969	3,665,969
PGIM Institutional Money Market Fund (cost $70,206; includes $70,097 of cash collateral for securities on loan)(b)(w)	70,197	70,211

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,736,175)		3,736,180

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.6%
U.S. Treasury Bills
1.531% 03/19/20		600	598,100

(cost $598,018)
TOTAL SHORT-TERM INVESTMENTS (cost $4,334,193)			4,334,280

TOTAL INVESTMENTS—100.1% (cost $82,446,583)			95,831,003
Liabilities in excess of other assets(z) — (0.1)%			(139,870)

NET ASSETS — 100.0%			$95,691,133

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $68,600; cash collateral of $70,097 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
9	Mini MSCI EAFE Index	Mar. 2020	$916,425	$(2,269)
34	S&P 500 E-Mini Index	Mar. 2020	5,492,870	56,116

				53,847

Short Position:
60	Mini MSCI Emerging Markets Index	Mar. 2020	3,360,600	(64,930)

				$(11,083)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Credit Suisse Securities (USA) LLC	$—	$598,100

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$58,439,790	$—	$—
Common Stocks
Argentina	28,855	—	—
Australia	—	712,759	—
Austria	—	104,407	—
Belgium	—	113,083	—
Brazil	171,942	—	—
Canada	1,135,776	—	—
Chile	110,190	—	—
China	—	1,284,924	—
Colombia	20,583	—	—
Czech Republic	—	29,858	—
Denmark	—	57,484	—
Finland	—	334,369	—
France	—	735,500	—
Germany	—	1,190,608	—

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Hong Kong	$—	$1,115,802	$—
Hungary	—	41,644	—
India	—	1,018,026	—
Indonesia	—	140,897	—
Israel	78,478	—	—
Italy	—	244,013	—
Japan	—	2,829,915	—
Malaysia	—	39,520	—
Mexico	126,602	—	—
Netherlands	—	2,072,114	—
New Zealand	—	34,396	—
Norway	—	147,682	—
Poland	—	74,878	—
Portugal	—	52,210	—
Russia	—	2,611,190	—
South Africa	—	81,824	—
South Korea	—	2,912,959	—
Spain	—	311,925	—
Sweden	—	934,084	—
Switzerland	—	895,793	—
Taiwan	—	2,338,631	—
Thailand	—	53,336	—
Turkey	—	381,498	—
United Arab Emirates	—	274,326	—
United Kingdom	—	3,063,275	—
Exchange-Traded Funds
France	310,745	—	—
Germany	405,720	—	—
Japan	197,820	—	—
Spain	101,220	—	—
United States	7,675,154	—	—
Preferred Stocks
Russia	—	186,131	—
South Korea	—	10,967	—
U.S. Treasury Obligation	—	598,100	—

Total	$68,802,875	$27,028,128	$—

Other Financial Instruments*
Assets
Futures Contracts	$56,116	$—	$—

Liabilities
Futures Contracts	$(67,199)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (0.1% represents investments
purchased with collateral from securities on loan)	61.1%
Exchange-Traded Funds	9.1
Pharmaceuticals	2.6
Banks	2.5
Metals & Mining	2.2

Real Estate Management & Development	1.9%
IT Services	1.4
Insurance	1.3
Oil, Gas & Consumable Fuels	1.2
Semiconductors & Semiconductor Equipment	1.1
Health Care Equipment & Supplies	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):

Professional Services	1.1%
Airlines	1.0
Electric Utilities	1.0
Textiles, Apparel & Luxury Goods	0.9
Specialty Retail	0.8
Electronic Equipment, Instruments & Components	0.7
Wireless Telecommunication Services	0.7
U.S. Treasury Obligation	0.6
Air Freight & Logistics	0.6
Technology Hardware, Storage & Peripherals	0.5
Diversified Telecommunication Services	0.5
Automobiles	0.5
Household Durables	0.4
Machinery	0.4
Capital Markets	0.4
Beverages	0.3
Personal Products	0.3
Food & Staples Retailing	0.3
Auto Components	0.3
Diversified Financial Services	0.2
Gas Utilities	0.2
Transportation Infrastructure	0.2
Equity Real Estate Investment Trusts (REITs)	0.2
Tobacco	0.2
Construction & Engineering	0.2

Multiline Retail	0.2%
Road & Rail	0.2
Trading Companies & Distributors	0.2
Interactive Media & Services	0.2
Chemicals	0.2
Industrial Conglomerates	0.2
Hotels, Restaurants & Leisure	0.2
Independent Power & Renewable Electricity Producers	0.1
Communications Equipment	0.1
Food Products	0.1
Construction Materials	0.1
Consumer Finance	0.1
Software	0.1
Commercial Services & Supplies	0.1
Internet & Direct Marketing Retail	0.0	*
Entertainment	0.0	*
Building Products	0.0	*

	100.1
Liabilities in excess of other assets	(0.1)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Due from/to broker-variation Equity contracts	margin futures	$56,116	*	Due from/to broker-variation margin futures	$67,199	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$803	$102,838
Interest rate contracts	—	102,712

Total	$803	$205,550

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Futures
Equity contracts	$32	$(11,083)
Interest rate contracts	—	(60,468)

Total	$32	$(71,551)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$4,748,942	$2,410,136

(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$68,600	$(68,600)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST PRUDENTIAL FLEXIBLE MULTI-STRATEGY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $68,600:
Affiliated investments (cost $46,521,423)	$58,439,790
Unaffiliated investments (cost $35,925,160)	37,391,213
Foreign currency, at value (cost $28,983)	29,576
Dividends and interest receivable	105,480
Tax reclaim receivable	28,957
Due from broker-variation margin futures	8,380
Receivable from affiliate	1,863
Prepaid expenses and other assets	924

Total Assets	96,006,183

LIABILITIES
Payable to broker for collateral for securities on loan	70,097
Payable for Portfolio shares repurchased	61,751
Foreign capital gains tax liability accrued	59,328
Custodian and accounting fees payable	56,954
Management fee payable	28,179
Accrued expenses and other liabilities	23,800
Payable to affiliate	14,584
Affiliated transfer agent fee payable	357

Total Liabilities	315,050

NET ASSETS	$95,691,133

Net assets were comprised of:
Partners’ Equity	$95,691,133

Net asset value and redemption price per share, $95,691,133 / 6,695,606 outstanding shares of beneficial interest	$14.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $140,188 foreign withholding tax, of which $20,324 is reimbursable by an affiliate)	$1,129,871
Affiliated dividend income	164,293
Interest income	8,927
Income from securities lending, net (including affiliated income of $1,274)	3,237

Total income	1,306,328

EXPENSES
Management fee	889,056
Distribution fee	226,223
Custodian and accounting fees	165,422
Audit fee	30,109
Legal fees and expenses	12,546
Trustees’ fees	10,760
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Shareholders’ reports	5,625
Miscellaneous	37,669

Total expenses	1,384,418
Less: Fee waiver and/or expense reimbursement	(515,413)
Distribution fee waiver	(131,209)

Net expenses	737,796

NET INVESTMENT INCOME (LOSS)	568,532

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,270,424) (net of foreign capital gains taxes $(10,609))	1,672,344
Affiliated net capital gain distributions received	54,962
Futures transactions	205,550
Foreign currency transactions	(5)

1,932,851

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $6,825,490) (net of change in foreign capital gains taxes $(59,328))	9,993,151
Futures	(71,551)
Foreign currencies	207

9,921,807

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	11,854,658

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,423,190

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$568,532	$284,948
Net realized gain (loss) on investment and foreign currency transactions	1,877,889	1,213,531
Net capital gain distributions received	54,962	—
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	9,921,807	(7,336,050)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,423,190	(5,837,571)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [686,966 and 1,001,323 shares, respectively]	9,276,404	13,290,534
Portfolio shares repurchased [683,165 and 601,542 shares, respectively]	(9,230,909)	(7,951,970)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	45,495	5,338,564

CAPITAL CONTRIBUTIONS	34	1,772

TOTAL INCREASE (DECREASE)	12,468,719	(497,235)
NET ASSETS:
Beginning of year	83,222,414	83,719,649

End of year	$95,691,133	$83,222,414

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 98.1%
COMMON STOCKS — 96.7%	Shares	Value
Australia — 7.7%
AGL Energy Ltd.	692,221	$9,963,625
Aristocrat Leisure Ltd.	281,004	6,657,649
ASX Ltd.	129,004	7,101,494
Aurizon Holdings Ltd.	859,377	3,161,500
BHP Group Ltd.	261,797	7,160,990
BHP Group PLC	192,728	4,540,444
BlueScope Steel Ltd.	90,024	953,162
Coles Group Ltd.	100,122	1,043,191
Commonwealth Bank of Australia	9,617	538,910
CSL Ltd.	40,846	7,909,350
Fortescue Metals Group Ltd.	550,015	4,138,134
Goodman Group, REIT	211,704	1,991,951
Macquarie Group Ltd.	49,120	4,753,311
Magellan Financial Group Ltd.	151,995	6,076,815
Newcrest Mining Ltd.	69,171	1,463,621
Orica Ltd.	35,316	544,292
Origin Energy Ltd.	575,540	3,419,091
Rio Tinto Ltd.	31,934	2,254,991
Rio Tinto PLC	115,089	6,888,159
Santos Ltd.	1,918,663	11,047,385
Sonic Healthcare Ltd.	39,000	787,030
Stockland, REIT	301,300	976,634
Tabcorp Holdings Ltd.	182,064	578,507
Treasury Wine Estates Ltd.	65,747	749,982
Wesfarmers Ltd.	101,469	2,946,775
Woolworths Group Ltd.	270,901	6,879,230

		104,526,223

Austria — 0.3%
OMV AG	60,622	3,406,545
Raiffeisen Bank International AG	42,411	1,066,986

		4,473,531

Belgium — 0.3%
Ageas	23,850	1,410,940
Colruyt SA	10,000	521,710
KBC Group NV	22,272	1,677,791

		3,610,441

Chile — 0.0%
Antofagasta PLC	45,900	560,925

China — 0.5%
BOC Hong Kong Holdings Ltd.	339,500	1,179,915
Yangzijiang Shipbuilding Holdings Ltd.	6,504,300	5,438,653

		6,618,568

Denmark — 0.8%
Carlsberg A/S (Class B Stock)	10,388	1,549,720
Novo Nordisk A/S (Class B Stock)	159,404	9,255,671

		10,805,391

Finland — 1.2%
Elisa OYJ	12,584	694,312
Kone OYJ (Class B Stock)	76,272	4,983,056
Metso OYJ	70,322	2,774,528
Neste OYJ	200,718	6,988,467

COMMON STOCKS (continued)	Shares	Value
Finland (cont’d.)
Orion OYJ (Class B Stock)	10,925	$505,284

		15,945,647

France — 9.4%
Air Liquide SA	9,344	1,324,162
Airbus SE	26,599	3,899,220
Alstom SA	124,996	5,938,363
Amundi SA, 144A	6,631	521,233
Arkema SA	76,914	8,173,234
Atos SE	29,687	2,480,995
BNP Paribas SA	148,852	8,849,056
Capgemini SE	5,047	616,656
Cie de Saint-Gobain	44,274	1,814,272
Credit Agricole SA	205,128	2,979,511
Danone SA	17,577	1,459,552
Dassault Aviation SA	422	555,056
Dassault Systemes SE	11,623	1,914,614
Eiffage SA	6,911	790,999
Engie SA	86,832	1,403,713
Hermes International	6,587	4,936,202
Ingenico Group SA	71,634	7,780,318
Klepierre SA, REIT	25,025	950,710
Legrand SA	64,928	5,296,960
LVMH Moet Hennessy Louis Vuitton SE	38,826	18,078,656
Peugeot SA	409,186	9,843,904
Publicis Groupe SA	18,293	828,627
Safran SA	29,415	4,547,439
Sanofi	70,597	7,104,905
Sartorius Stedim Biotech	3,454	573,072
Schneider Electric SE	48,237	4,956,449
Societe Generale SA	323,471	11,273,430
TOTAL SA	77,711	4,303,007
Vivendi SA	156,350	4,526,549

		127,720,864

Germany — 6.7%
adidas AG	43,362	14,162,845
Allianz SE	75,285	18,451,354
BASF SE	80,406	6,098,724
Bayer AG	44,344	3,620,005
Covestro AG, 144A	14,993	701,525
Deutsche Post AG	87,122	3,336,608
Deutsche Telekom AG	408,393	6,671,441
Deutsche Wohnen SE	24,383	1,000,793
Fraport AG Frankfurt Airport Services Worldwide	22,820	1,950,245
Fresenius Medical Care AG & Co. KGaA	19,359	1,437,433
Fresenius SE & Co. KGaA	36,661	2,068,664
HeidelbergCement AG	104,621	7,675,388
Henkel AG & Co. KGaA	9,237	873,382
LANXESS AG	7,601	513,069
Merck KGaA	11,485	1,360,919
MTU Aero Engines AG	4,496	1,288,827
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	12,625	3,724,283
Puma SE	64,570	4,947,231

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Germany (cont’d.)
RWE AG	17,820	$549,027
SAP SE	28,626	3,884,014
Siemens AG	4,728	619,554
Siemens Healthineers AG, 144A	26,642	1,281,474
Telefonica Deutschland Holding AG	994,938	2,893,736
TUI AG	37,430	474,018
Volkswagen AG	2,816	549,268
Zalando SE, 144A*	11,506	583,501

		90,717,328

Hong Kong — 3.0%
AIA Group Ltd.	927,000	9,743,203
CK Asset Holdings Ltd.	238,000	1,715,645
Henderson Land Development Co. Ltd.	1,269,200	6,232,676
Hongkong Land Holdings Ltd.	678,600	3,907,072
Link REIT, REIT	192,500	2,042,064
Melco Resorts & Entertainment Ltd., ADR	21,600	522,072
Swire Pacific Ltd. (Class A Stock)	530,000	4,934,203
WH Group Ltd., 144A	8,555,500	8,860,820
Wharf Real Estate Investment Co. Ltd.	110,000	672,133
Wheelock & Co. Ltd.	337,000	2,253,157

		40,883,045

Ireland — 0.7%
AerCap Holdings NV*	88,600	5,446,242
CRH PLC	70,545	2,827,812
Flutter Entertainment PLC	7,479	910,701

		9,184,755

Israel — 0.4%
Check Point Software Technologies Ltd.*	7,500	832,200
Israel Chemicals Ltd.	524,078	2,467,817
Israel Discount Bank Ltd. (Class A Stock)	445,585	2,070,811
Nice Ltd.*	3,801	589,752

		5,960,580

Italy — 2.3%
Assicurazioni Generali SpA	99,172	2,047,371
Enel SpA	1,960,438	15,569,584
Ferrari NV	10,834	1,795,229
Intesa Sanpaolo SpA	1,328,050	3,496,611
Mediobanca Banca di Credito Finanziario SpA	53,525	590,066
Poste Italiane SpA, 144A	45,464	515,484
Recordati SpA	11,239	474,172
Snam SpA	178,720	940,388
Telecom Italia SpA*	9,657,760	6,039,199

		31,468,104

Japan — 25.1%
ABC-Mart, Inc.	7,300	497,854
Advantest Corp.	175,300	9,828,446
Air Water, Inc.	35,800	522,594
Alfresa Holdings Corp.	221,500	4,494,462
Amada Holdings Co. Ltd.	330,600	3,758,106

COMMON STOCKS (continued)	Shares	Value
Japan (cont’d.)
Asahi Group Holdings Ltd.	187,200	$8,557,164
Asahi Kasei Corp.	114,400	1,286,702
Astellas Pharma, Inc.	718,500	12,277,313
Bandai Namco Holdings, Inc.	97,200	5,901,403
Central Japan Railway Co.	13,000	2,615,495
Chubu Electric Power Co., Inc.	316,300	4,470,859
Chugai Pharmaceutical Co. Ltd.	23,700	2,189,556
Credit Saison Co. Ltd.	38,000	659,195
Dai Nippon Printing Co. Ltd.	108,900	2,941,960
Dai-ichi Life Holdings, Inc.	87,000	1,436,905
Daikin Industries Ltd.	21,800	3,073,861
Daiwa House Industry Co. Ltd.	50,400	1,558,281
FUJIFILM Holdings Corp.	96,700	4,624,808
Fujitsu Ltd.	16,500	1,551,682
Fukuoka Financial Group, Inc.	27,300	521,301
Hankyu Hanshin Holdings, Inc.	20,000	854,796
Hikari Tsushin, Inc.	18,200	4,566,965
Hitachi High-Technologies Corp.	91,100	6,430,441
Hitachi Ltd.	27,700	1,166,930
Hoya Corp.	29,800	2,849,825
Inpex Corp.	91,000	946,463
ITOCHU Corp.	330,600	7,676,545
Itochu Techno-Solutions Corp.	17,500	493,433
Japan Post Holdings Co. Ltd.	139,200	1,307,895
Japan Real Estate Investment Corp., REIT	117	776,279
Japan Retail Fund Investment Corp., REIT	243	521,716
Japan Tobacco, Inc.	109,700	2,444,914
Kakaku.com, Inc.	22,000	559,354
Kamigumi Co. Ltd.	93,200	2,047,483
Kansai Electric Power Co., Inc. (The)	797,900	9,256,514
KDDI Corp.	487,600	14,553,256
Keikyu Corp.	25,200	486,086
Keisei Electric Railway Co. Ltd.	12,000	464,742
Kirin Holdings Co. Ltd.	71,500	1,560,492
Kurita Water Industries Ltd.	17,600	521,955
Kyowa Kirin Co. Ltd.	23,600	555,117
Kyushu Railway Co.	16,100	538,410
Marubeni Corp.	142,800	1,054,618
Medipal Holdings Corp.	220,700	4,864,453
Mitsubishi Estate Co. Ltd.	138,800	2,651,530
Mitsubishi Heavy Industries Ltd.	62,300	2,419,149
Mitsubishi UFJ Financial Group, Inc.	2,915,300	15,769,003
Mitsubishi UFJ Lease & Finance Co. Ltd.	363,200	2,337,263
Mitsui & Co. Ltd.	91,900	1,631,264
Mitsui Fudosan Co. Ltd.	56,000	1,369,724
Mitsui OSK Lines Ltd.	27,900	767,245
MS&AD Insurance Group Holdings, Inc.	42,000	1,386,035
NEC Corp.	126,400	5,226,351
Nippon Building Fund, Inc., REIT	282	2,064,844
Nippon Express Co. Ltd.	8,800	516,152
Nippon Paint Holdings Co. Ltd.	12,900	664,555
Nippon Telegraph & Telephone Corp.	483,400	12,272,492
Nitori Holdings Co. Ltd.	7,100	1,121,481
Nitto Denko Corp.	13,600	764,559
Nomura Holdings, Inc.	1,700,000	8,724,974

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Japan (cont’d.)
Nomura Real Estate Holdings, Inc.	33,000	$790,435
Nomura Research Institute Ltd.	233,600	5,001,081
NTT DOCOMO, Inc.	280,300	7,807,233
Obayashi Corp.	728,700	8,104,336
Obic Co. Ltd.	70,800	9,542,481
Oji Holdings Corp.	90,000	487,287
Ono Pharmaceutical Co. Ltd.	34,100	780,349
Oriental Land Co. Ltd.	67,200	9,170,059
Orix JREIT, Inc., REIT	231	501,327
Otsuka Corp.	11,900	476,168
Otsuka Holdings Co. Ltd.	33,500	1,495,800
Rakuten, Inc.	78,600	670,431
Recruit Holdings Co. Ltd.	120,900	4,521,132
Resona Holdings, Inc.	188,900	823,566
Secom Co. Ltd.	19,000	1,700,333
Seibu Holdings, Inc.	40,000	657,258
Sekisui House Ltd.	55,600	1,190,162
SG Holdings Co. Ltd.	22,000	494,820
Shimamura Co. Ltd.	6,000	456,498
Shimizu Corp.	558,700	5,688,527
Shin-Etsu Chemical Co. Ltd.	30,900	3,401,403
Shinsei Bank Ltd.	33,900	517,609
Shionogi & Co. Ltd.	129,700	8,024,804
Showa Denko KK(a)	45,100	1,187,951
Softbank Corp.	153,000	2,049,444
Sohgo Security Services Co. Ltd.	9,600	520,614
Sony Corp.	115,200	7,830,240
Square Enix Holdings Co. Ltd.	10,000	497,790
Subaru Corp.	64,200	1,587,329
Sumitomo Dainippon Pharma Co. Ltd.	27,000	525,044
Sumitomo Mitsui Financial Group, Inc.	314,800	11,597,560
Sumitomo Mitsui Trust Holdings, Inc.	49,500	1,956,781
Sumitomo Realty & Development Co. Ltd.	31,000	1,083,640
Suzuken Co. Ltd.	99,600	4,056,562
Taisei Corp.	18,100	751,867
TDK Corp.	11,200	1,261,906
Tobu Railway Co. Ltd.	17,500	632,681
Toho Co. Ltd.	12,900	536,917
Tokyo Electron Ltd.	39,800	8,670,636
Tokyo Gas Co. Ltd.	35,900	871,793
Toppan Printing Co. Ltd.	280,800	5,801,065
Toyota Motor Corp.	183,100	12,906,682
Toyota Tsusho Corp.	19,100	672,665
West Japan Railway Co.	49,700	4,297,835

		340,553,351

Luxembourg — 0.6%
ArcelorMittal SA	426,388	7,532,169

Macau — 0.1%
Galaxy Entertainment Group Ltd.	123,000	907,106

Netherlands — 4.6%
Adyen NV, 144A*	4,233	3,473,101
Aegon NV	151,754	693,557
Altice Europe NV*	504,367	3,258,839
ASML Holding NV	5,609	1,668,266
Heineken Holding NV	9,590	930,663
Koninklijke Ahold Delhaize NV	404,397	10,108,349

COMMON STOCKS (continued)	Shares	Value
Netherlands (cont’d.)
Koninklijke Philips NV	79,439	$3,884,845
NN Group NV	221,462	8,407,805
Royal Dutch Shell PLC (Class A Stock)	381,840	11,338,998
Royal Dutch Shell PLC (Class B Stock)	338,953	10,088,853
Wolters Kluwer NV	118,288	8,635,192

		62,488,468

New Zealand — 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	49,383	736,904

Norway — 0.9%
DNB ASA	534,680	9,994,859
Orkla ASA	69,876	708,221
Telenor ASA	67,041	1,200,959

		11,904,039

Singapore — 1.5%
CapitaLand Commercial Trust, REIT	344,000	509,599
DBS Group Holdings Ltd.	291,100	5,606,439
Mapletree Commercial Trust	3,020,300	5,369,487
Oversea-Chinese Banking Corp. Ltd.	103,200	844,451
Singapore Exchange Ltd.	699,000	4,615,773
United Overseas Bank Ltd.	163,700	3,224,602
Wilmar International Ltd.	270,100	828,048

		20,998,399

South Africa — 0.9%
Anglo American PLC	427,607	12,388,160

Spain — 3.1%
ACS Actividades de Construccion y Servicios SA	158,607	6,357,530
Aena SME SA, 144A	34,113	6,538,439
Amadeus IT Group SA	9,780	799,489
Banco Bilbao Vizcaya Argentaria SA	989,923	5,544,042
CaixaBank SA	311,360	979,415
Enagas SA	21,071	537,574
Iberdrola SA	989,374	10,216,335
Industria de Diseno Textil SA	96,947	3,421,550
Naturgy Energy Group SA	27,092	683,026
Repsol SA	458,623	7,190,891

		42,268,291

Sweden — 3.6%
Alfa Laval AB	27,975	704,531
Assa Abloy AB (Class B Stock)	88,657	2,072,090
Atlas Copco AB (Class A Stock)	253,598	10,112,335
Atlas Copco AB (Class B Stock)	34,587	1,200,628
Boliden AB	24,486	650,569
Essity AB (Class B Stock)	177,184	5,695,982
Hennes & Mauritz AB (Class B Stock)	83,951	1,708,554
Kinnevik AB (Class B Stock)	22,178	542,683
Lundin Petroleum AB	20,428	694,241
Sandvik AB	98,540	1,919,126
Skandinaviska Enskilda Banken AB (Class A Stock)	911,027	8,570,783
Skanska AB (Class B Stock)	30,399	686,453
SKF AB (Class B Stock)	33,063	667,979
Swedish Match AB	15,389	793,456

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Sweden (cont’d.)
Telefonaktiebolaget LM Ericsson (Class B Stock)	273,900	$2,384,954
Volvo AB (Class B Stock)	633,388	10,598,991

		49,003,355

Switzerland — 8.2%
Chocoladefabriken Lindt & Spruengli AG	97	752,780
Chocoladefabriken Lindt & Spruengli AG	9	793,846
Geberit AG	3,252	1,824,358
Givaudan SA	816	2,555,993
LafargeHolcim Ltd.*	56,976	3,163,455
Nestle SA	261,315	28,288,241
Novartis AG	289,189	27,431,156
Roche Holding AG	92,540	30,029,300
Sika AG	11,455	2,153,003
Sonova Holding AG	3,585	820,331
STMicroelectronics NV	59,529	1,605,486
Swiss Life Holding AG	3,080	1,546,824
Zurich Insurance Group AG	26,034	10,679,390

		111,644,163

United Kingdom — 13.3%
3i Group PLC	579,444	8,446,934
Associated British Foods PLC	31,920	1,102,813
AstraZeneca PLC	16,862	1,701,494
Aviva PLC	355,110	1,980,916
BAE Systems PLC	288,066	2,155,850
Barclays PLC	5,385,015	12,854,177
Barratt Developments PLC	100,928	1,002,623
Berkeley Group Holdings PLC	88,452	5,691,728
BP PLC	537,164	3,368,616
British American Tobacco PLC	226,578	9,710,226
British Land Co. PLC (The), REIT	78,587	668,820
Burberry Group PLC	45,023	1,326,174
CK Hutchison Holdings Ltd.	600,000	5,725,952
Coca-Cola European Partners PLC	19,500	992,160
Diageo PLC	213,014	9,050,396
Fiat Chrysler Automobiles NV	668,846	9,814,886
GlaxoSmithKline PLC	767,087	18,094,005
Halma PLC	227,220	6,404,924
HSBC Holdings PLC	752,260	5,908,598
Imperial Brands PLC	371,930	9,263,717
J Sainsbury PLC	1,887,119	5,751,419
JD Sports Fashion PLC	399,645	4,460,609
Legal & General Group PLC	2,896,359	11,715,868
London Stock Exchange Group PLC	27,160	2,796,481
M&G PLC*	1,679,414	5,297,581
Meggitt PLC	68,663	598,246
Next PLC	15,098	1,402,732
RELX PLC	136,359	3,443,779
Rentokil Initial PLC	165,519	994,856
Tesco PLC	912,410	3,087,464
Unilever NV	259,348	14,934,771
Unilever PLC	98,011	5,670,451
Vodafone Group PLC	2,411,191	4,701,434

COMMON STOCKS (continued)	Shares	Value
United Kingdom (cont’d.)
Wm Morrison Supermarkets PLC	206,785	$547,264

		180,667,964

United States — 1.4%
CyberArk Software Ltd.*	76,500	8,918,370
Ferguson PLC	110,540	10,045,313
QIAGEN NV*	19,981	683,364

		19,647,047

TOTAL COMMON STOCKS (cost $1,209,798,275)		1,313,214,818

EXCHANGE-TRADED FUND — 0.7%
United States
iShares MSCI EAFE ETF (cost $8,858,638)	138,516	9,618,551

PREFERRED STOCKS — 0.7%
Germany
Henkel AG & Co. KGaA (PRFC)	15,398	1,598,878
Porsche Automobil Holding SE (PRFC)	47,455	3,556,971
Sartorius AG (PRFC)	3,091	665,306
Volkswagen AG (PRFC)	16,926	3,359,835

TOTAL PREFERRED STOCKS (cost $8,288,511)		9,180,990

	Units

RIGHTS* — 0.0%
Spain
Repsol SA, expiring 01/10/20 (cost $216,576)	458,623	217,607

TOTAL LONG-TERM INVESTMENTS (cost $1,227,162,000)		1,332,231,966

	Shares

SHORT-TERM INVESTMENTS — 1.2%
AFFILIATED MUTUAL FUNDS — 1.0%
PGIM Core Ultra Short Bond Fund(w)	11,631,449	11,631,449
PGIM Institutional Money Market Fund (cost $1,212,298; includes $1,199,931 of cash collateral for securities on loan)(b)(w)	1,212,175	1,212,418

TOTAL AFFILIATED MUTUAL FUNDS (cost $12,843,747)		12,843,867

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATION(k)(n) — 0.2%
U.S. Treasury Bills
1.524%	03/19/20	3,000	$2,990,498

(cost $2,990,137)
TOTAL U.S. TREASURY OBLIGATION (cost $2,990,137)			2,990,498

TOTAL SHORT-TERM INVESTMENTS (cost $15,833,884)			15,834,365

TOTAL INVESTMENTS—99.3% (cost $1,242,995,884)			1,348,066,331
Other assets in excess of liabilities(z) — 0.7%			9,485,385

NET ASSETS — 100.0%			$1,357,551,716

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,138,480; cash collateral of $1,199,931 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
254	MSCI EAFE MAR20	Mar. 2020	$25,863,550	$(61,311)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Credit Suisse Securities (USA) LLC	$—	$2,990,498

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$104,526,223	$—
Austria	—	4,473,531	—
Belgium	—	3,610,441	—
Chile	—	560,925	—
China	—	6,618,568	—
Denmark	—	10,805,391	—

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Finland	$—	$15,945,647	$—
France	—	127,720,864	—
Germany	—	90,717,328	—
Hong Kong	522,072	40,360,973	—
Ireland	5,446,242	3,738,513	—
Israel	832,200	5,128,380	—
Italy	—	31,468,104	—
Japan	—	340,553,351	—
Luxembourg	—	7,532,169	—
Macau	—	907,106	—
Netherlands	—	62,488,468	—
New Zealand	—	736,904	—
Norway	—	11,904,039	—
Singapore	—	20,998,399	—
South Africa	—	12,388,160	—
Spain	—	42,268,291	—
Sweden	—	49,003,355	—
Switzerland	—	111,644,163	—
United Kingdom	992,160	179,675,804	—
United States	8,918,370	10,728,677	—
Exchange-Traded Fund
United States	9,618,551	—	—
Preferred Stocks
Germany	—	9,180,990	—
Rights
Spain	217,607	—	—
Affiliated Mutual Funds	12,843,867	—	—
U.S. Treasury Obligation	—	2,990,498	—

Total	$39,391,069	$1,308,675,262	$—

Other Financial Instruments*
Liabilities
Futures Contracts	$(61,311)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Pharmaceuticals	9.1%
Banks	8.6
Insurance	5.6
Oil, Gas & Consumable Fuels	4.6
Machinery	3.7
Metals & Mining	3.5
Food Products	3.3
Textiles, Apparel & Luxury Goods	3.2
Automobiles	3.1
Capital Markets	3.1
Electric Utilities	3.0
Chemicals	2.6
IT Services	2.3
Diversified Telecommunication Services	2.2
Wireless Telecommunication Services	2.2

Real Estate Management & Development	2.2%
Food & Staples Retailing	2.1
Trading Companies & Distributors	2.0
Beverages	1.8
Electronic Equipment, Instruments & Components	1.8
Construction & Engineering	1.8
Tobacco	1.7
Semiconductors & Semiconductor Equipment	1.5
Personal Products	1.5
Hotels, Restaurants & Leisure	1.4
Health Care Providers & Services	1.4
Professional Services	1.2
Equity Real Estate Investment Trusts (REITs)	1.2
Software	1.2
Household Durables	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):

Specialty Retail	1.0%
Construction Materials	1.0
Affiliated Mutual Funds (0.1% represents investments purchased with collateral from securities on loan)	1.0
Road & Rail	0.9
Aerospace & Defense	0.9
Health Care Equipment & Supplies	0.9
Commercial Services & Supplies	0.8
Multi-Utilities	0.8
Transportation Infrastructure	0.8
Electrical Equipment	0.8
Exchange-Traded Fund	0.7
Building Products	0.6
Diversified Financial Services	0.6
Household Products	0.6
Biotechnology	0.6
Industrial Conglomerates	0.4
Leisure Products	0.4
Entertainment	0.3
Technology Hardware, Storage & Peripherals	0.3

Multiline Retail	0.3%
Media	0.3
Air Freight & Logistics	0.2
Gas Utilities	0.2
U.S. Treasury Obligation	0.2
Communications Equipment	0.2
Life Sciences Tools & Services	0.1
Internet & Direct Marketing Retail	0.1
Marine	0.1
Consumer Finance	0.1
Interactive Media & Services	0.0	*
Paper & Forest Products	0.0	*

	99.3
Other assets in excess of liabilities	0.7

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker- variation margin futures	$61,311	*
Equity contracts	Unaffiliated investments	217,607	—	—

		$217,607		$61,311

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures
Equity contracts		$3,900,828

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures
Equity contracts	$7,597	$375,604

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$25,738,740

(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,138,480	$(1,138,480)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $1,138,480:
Unaffiliated investments (cost $1,230,152,137)	$1,335,222,464
Affiliated investments (cost $12,843,747)	12,843,867
Foreign currency, at value (cost $6,996,232)	7,067,635
Tax reclaim receivable	4,380,747
Dividends receivable	858,951
Due from broker-variation margin futures	129,926
Receivable from affiliate	16,931
Receivable for Portfolio shares sold	163
Prepaid expenses and other assets	13,618

Total Assets	1,360,534,302

LIABILITIES
Payable to broker for collateral for securities on loan	1,199,931
Payable to affiliate	1,169,026
Management fee payable	396,427
Accrued expenses and other liabilities	160,884
Distribution fee payable	55,942
Affiliated transfer agent fee payable	357
Payable for Portfolio shares repurchased	19

Total Liabilities	2,982,586

NET ASSETS	$1,357,551,716

Net assets were comprised of:
Partners’ Equity	$1,357,551,716

Net asset value and redemption price per share, $1,357,551,716 / 107,545,712 outstanding shares of beneficial interest	$12.62

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS) INCOME
Unaffiliated dividend income (net of $4,352,245 foreign withholding tax, of which $602,465 is reimbursable by an affiliate)	$41,894,090
Affiliated dividend income	483,617
Income from securities lending, net (including affiliated income of $189,881)	330,509
Interest income	29,035

Total income	42,737,251

EXPENSES
Management fee	9,090,746
Distribution fee	3,179,981
Custodian and accounting fees	375,036
Audit fee	36,400
Trustees’ fees	24,110
Legal fees and expenses	16,304
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,007
Shareholders’ reports	5,427
Miscellaneous	43,980

Total expenses	12,778,991

NET INVESTMENT INCOME (LOSS)	29,958,260

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $667)	(18,775,321)
Futures transactions	3,900,828
Foreign currency transactions	(88,753)

(14,963,246)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $3,081)	176,211,319
Futures	375,604
Foreign currencies	10,931

176,597,854

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	161,634,608

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$191,592,868

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$29,958,260	$19,460,289
Net realized gain (loss) on investment and foreign currency transactions	(14,963,246)	11,639,788
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	176,597,854	(185,512,512)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	191,592,868	(154,412,435)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [15,448,103 and 43,357,059 shares, respectively]	181,957,572	494,976,073
Portfolio shares repurchased [11,187,702 and 13,643,534 shares, respectively]	(131,852,505)	(164,294,102)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	50,105,067	330,681,971

CAPITAL CONTRIBUTIONS	1,464	34,154

TOTAL INCREASE (DECREASE)	241,699,399	176,303,690
NET ASSETS:
Beginning of year	1,115,852,317	939,548,627

End of year	$1,357,551,716	$1,115,852,317

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 99.1%
COMMON STOCKS — 75.6%	Shares	Value
Aerospace & Defense — 1.4%
Airbus SE (France)	729	$106,866
Astrotech Corp.*	1,613	2,903
Axon Enterprise, Inc.*	409	29,972
Boeing Co. (The)	1,227	399,708
Bombardier, Inc. (Canada) (Class B Stock)*	12,880	19,143
BWX Technologies, Inc.	312	19,369
CAE, Inc. (Canada)	566	14,985
Cobham PLC (United Kingdom)	6,088	13,264
Dassault Aviation SA (France)	88	115,746
HEICO Corp. (Class A Stock)	114	10,206
L3Harris Technologies, Inc.	175	34,627
Leonardo SpA (Italy)	1,261	14,781
Meggitt PLC (United Kingdom)	6,272	54,647
Northrop Grumman Corp.	514	176,801
Rolls-Royce Holdings PLC (United Kingdom)*	5,914	53,661
Rolls-Royce Holdings PLC (United Kingdom)*	272,044	360
Spirit AeroSystems Holdings, Inc. (Class A Stock)	121	8,819
Teledyne Technologies, Inc.*	142	49,209
Thales SA (France)	2,000	208,026
VirTra, Inc.*	1,943	9,462

		1,342,555

Air Freight & Logistics — 0.3%
Air T, Inc.*	322	6,488
United Parcel Service, Inc. (Class B Stock)	1,962	229,672
XPO Logistics, Inc.*	181	14,426

		250,586

Airlines — 0.1%
Air Arabia PJSC (United Arab Emirates)*	24,157	10,561
Alaska Air Group, Inc.(a)	443	30,013
JetBlue Airways Corp.*	948	17,746
Spirit Airlines, Inc.*	328	13,222
United Airlines Holdings, Inc.*	620	54,616

		126,158

Auto Components — 0.6%
Aptiv PLC	641	60,876
Autoliv, Inc. (Sweden)	244	20,596
Bridgestone Corp. (Japan)	1,000	37,147
CIE Automotive SA (Spain)	409	9,691
Dorman Products, Inc.*	306	23,170
Fuyao Glass Industry Group Co. Ltd. (China) (Class A Stock)*	3,663	12,627
Koito Manufacturing Co. Ltd. (Japan)	200	9,294
Lear Corp.	155	21,266
Magna International, Inc. (Canada)	2,662	145,984
Musashi Seimitsu Industry Co. Ltd. (Japan)	1,000	13,655
NGK Spark Plug Co. Ltd. (Japan)	600	11,648
Nifco, Inc. (Japan)	400	10,940

COMMON STOCKS (continued)	Shares	Value
Auto Components (cont’d.)
Nippon Seiki Co. Ltd. (Japan)	800	$13,113
Stanley Electric Co. Ltd. (Japan)	3,700	107,225
Toyo Tire Corp. (Japan)	900	12,923
Varroc Engineering Ltd. (India), 144A	740	4,343
Veoneer, Inc. (Sweden)*	617	9,638
Workhorse Group, Inc.*(a)	5,099	15,501

		539,637

Automobiles — 0.5%
Astra International Tbk PT (Indonesia)	47,800	23,744
Bayerische Motoren Werke AG (Germany)	468	38,479
Daimler AG (Germany)	1,004	55,712
Ferrari NV (Italy)	73	12,084
Maruti Suzuki India Ltd. (India)	628	64,916
Mitsubishi Motors Corp. (Japan)	7,700	32,058
Suzuki Motor Corp. (Japan)	600	24,999
Tesla, Inc.*(a)	198	82,829
Toyota Motor Corp. (Japan)	1,600	112,784

		447,605

Banks — 4.4%
ABN AMRO Bank NV (Netherlands), 144A, CVA	2,726	49,695
Absa Group Ltd. (South Africa)	1,114	11,886
Al Rajhi Bank (Saudi Arabia)	3,037	52,971
Axis Bank Ltd. (India)	8,406	88,915
Banco Bradesco SA (Brazil), ADR	4,960	44,392
Banco Comercial Portugues SA (Portugal) (Class R Stock)	104,104	23,751
Banco Santander Chile (Chile), ADR	1,246	28,745
Bank Central Asia Tbk PT (Indonesia)	60,400	145,209
Bank Negara Indonesia Persero Tbk PT (Indonesia)	54,900	30,908
BankUnited, Inc.	801	29,285
BAWAG Group AG (Austria), 144A*	1,469	66,888
BNP Paribas SA (France)	2,452	145,768
Boston Private Financial Holdings, Inc.	2,057	24,746
Capitec Bank Holdings Ltd. (South Africa)	132	13,638
CIT Group, Inc.	552	25,188
Citigroup, Inc.	938	74,937
City Holding Co.	301	24,667
Credicorp Ltd. (Peru)	423	90,154
Danske Bank A/S (Denmark)	986	15,959
East West Bancorp, Inc.	124	6,039
Erste Group Bank AG (Austria)*	2,705	102,412
Fifth Third Bancorp	2,703	83,090
FinecoBank Banca Fineco SpA (Italy)	1,728	20,711
First Abu Dhabi Bank PJSC (United Arab Emirates)	19,567	80,758
Fukuoka Financial Group, Inc. (Japan)	600	11,457
Grupo Aval Acciones y Valores SA (Colombia), ADR	1,092	9,522
HDFC Bank Ltd. (India)	2,416	43,150
Home BancShares, Inc.	1,436	28,232
HSBC Holdings PLC (United Kingdom)	6,459	50,732
ICICI Bank Ltd. (India), ADR(a)	2,800	42,252
ING Groep NV (Netherlands)	4,447	53,436

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Banks (cont’d.)
JPMorgan Chase & Co.	6,947	$968,412
KBC Group NV (Belgium)	1,344	101,246
Komercni banka A/S (Czech Republic)	320	11,715
Lloyds Banking Group PLC (United Kingdom)	115,358	95,766
Mitsubishi UFJ Financial Group, Inc. (Japan)	15,400	83,299
National Bank of Canada (Canada)	1,018	56,507
National Commercial Bank (Saudi Arabia)	388	5,093
Nordea Bank Abp (Finland)	10,205	82,411
OTP Bank Nyrt (Hungary)	1,087	56,815
Pinnacle Financial Partners, Inc.	453	28,992
Popular, Inc. (Puerto Rico)	503	29,551
Preferred Bank	421	25,298
Prosperity Bancshares, Inc.	382	27,462
Republic First Bancorp, Inc.*	3,850	16,093
Sberbank of Russia PJSC (Russia), ADR	8,201	135,071
Signature Bank	268	36,612
South State Corp.	363	31,490
TCF Financial Corp.	777	36,364
Texas Capital Bancshares, Inc.*	401	22,765
U.S. Bancorp	2,274	134,825
United Overseas Bank Ltd. (Singapore)	3,900	76,823
Van Lanschot Kempen NV (Netherlands)	445	10,023
Washington Trust Bancorp, Inc.	460	24,743
Webster Financial Corp.	313	16,702
Wells Fargo & Co.	9,240	497,112
WesBanco, Inc.	689	26,037
Western Alliance Bancorp	444	25,308

		4,182,028

Beverages — 0.7%
Ambev SA (Brazil), ADR	2,200	10,252
Anheuser-Busch InBev SA/NV (Belgium)	327	26,682
China Resources Beer Holdings Co. Ltd. (China)	4,000	22,140
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	1,900	48,535
Coca-Cola Co. (The)	1,651	91,383
Constellation Brands, Inc. (Class A Stock)	12	2,277
Diageo PLC (United Kingdom)	1,124	47,756
Keurig Dr. Pepper, Inc.	981	28,400
Kirin Holdings Co. Ltd. (Japan)	2,800	61,110
Kweichow Moutai Co. Ltd. (China) (Class A Stock)	600	102,067
Monster Beverage Corp.*	397	25,229
PepsiCo, Inc.	1,141	155,941
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	10,000	67,222

		688,994

Biotechnology — 1.3%
3SBio, Inc. (China), 144A*	2,000	2,606
AbbVie, Inc.	3,450	305,463

COMMON STOCKS (continued)	Shares	Value
Biotechnology (cont’d.)
Abcam PLC (United Kingdom)	1,959	$35,109
ACADIA Pharmaceuticals, Inc.*(a)	673	28,791
Agios Pharmaceuticals, Inc.*	173	8,261
Aimmune Therapeutics, Inc.*	608	20,350
Alexion Pharmaceuticals, Inc.*	548	59,266
Alkermes PLC*	450	9,180
Alnylam Pharmaceuticals, Inc.*	152	17,506
Amgen, Inc.	8	1,929
Anavex Life Sciences Corp.*	1,769	4,582
Argenx SE (Netherlands), ADR*	106	17,015
Arrowhead Pharmaceuticals, Inc.*	459	29,114
Atara Biotherapeutics, Inc.*	320	5,270
Baudax Bio, Inc.*	184	1,273
Biogen, Inc.*	208	61,720
BioMarin Pharmaceutical, Inc.*	222	18,770
Bluebird Bio, Inc.*	92	8,073
Blueprint Medicines Corp.*	158	12,657
Calyxt, Inc.*	165	1,157
Eagle Pharmaceuticals, Inc.*	215	12,917
Exact Sciences Corp.*	364	33,663
Exelixis, Inc.*	423	7,453
FibroGen, Inc.*	277	11,881
Galapagos NV (Belgium)*	271	56,722
Genus PLC (United Kingdom)	463	19,541
Global Blood Therapeutics, Inc.*	190	15,103
Heron Therapeutics, Inc.*	260	6,110
Hualan Biological Engineering Inc. (China)	2,500	12,630
Immunomedics, Inc.*	1,132	23,953
Ionis Pharmaceuticals, Inc.*	250	15,102
Ligand Pharmaceuticals, Inc.*	141	14,705
Mirati Therapeutics, Inc.*	181	23,324
Momenta Pharmaceuticals, Inc.*	603	11,897
Myriad Genetics, Inc.*	646	17,591
Neurocrine Biosciences, Inc.*	200	21,498
OPKO Health, Inc.*	2,643	3,885
Radius Health, Inc.*	486	9,798
REGENXBIO, Inc.*	138	5,654
Sage Therapeutics, Inc.*	60	4,331
Sarepta Therapeutics, Inc.*	123	15,872
Seattle Genetics, Inc.*	297	33,935
Spectrum Pharmaceuticals, Inc.*	962	3,502
Ultragenyx Pharmaceutical, Inc.*	197	8,414
United Therapeutics Corp.*	144	12,684
Vertex Pharmaceuticals, Inc.*	861	188,516
Xencor, Inc.*	273	9,388

		1,248,161

Building Products — 0.2%
Blue Star Ltd. (India)	809	9,557
DIRTT Environmental Solutions (Canada)*	3,016	9,871
dormakaba Holding AG (Switzerland)*	49	35,046
Fortune Brands Home & Security, Inc.	187	12,219
Nitto Boseki Co. Ltd. (Japan)	400	17,006
Owens Corning	146	9,507
Polypipe Group PLC (United Kingdom)	1,096	7,907
Sanwa Holdings Corp. (Japan)	1,500	16,813
Trex Co., Inc.*	127	11,415

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Building Products (cont’d.)
Tyman PLC (United Kingdom)	2,758	$9,902
Universal Forest Products, Inc.	421	20,082

		159,325

Capital Markets — 2.1%
AJ Bell PLC (United Kingdom)	1,808	10,279
Avanza Bank Holding AB (Sweden)	1,305	13,629
B3 SA - Brasil Bolsa Balcao (Brazil)	1,400	14,955
Blackstone Group, Inc. (The) (Class A Stock)(a)	685	38,319
Cboe Global Markets, Inc.	173	20,760
Charles Schwab Corp. (The)	4,230	201,179
CME Group, Inc.	498	99,958
Draper Esprit PLC (United Kingdom)*	2,292	14,613
E*TRADE Financial Corp.	647	29,354
EQT AB (Sweden)*	696	8,076
Georgia Capital PLC (Georgia)*	192	2,347
Goldman Sachs Group, Inc. (The)	34	7,818
Intercontinental Exchange, Inc.	1,234	114,207
Intermediate Capital Group PLC (United Kingdom)	1,852	39,520
Investec PLC (South Africa)	6,980	41,111
IP Group PLC (United Kingdom)*	2,657	2,505
Julius Baer Group Ltd. (Switzerland)*	1,366	70,477
KKR & Co., Inc. (Class A Stock)	1,009	29,432
Legg Mason, Inc.	825	29,626
London Stock Exchange Group PLC (United Kingdom)	876	90,196
MarketAxess Holdings, Inc.	44	16,681
Morgan Stanley	7,474	382,071
Pendal Group Ltd. (Australia)	1,308	7,888
Rathbone Brothers PLC (United Kingdom)	245	6,921
S&P Global, Inc.	472	128,879
SEI Investments Co.	497	32,543
State Street Corp.	2,071	163,816
TD Ameritrade Holding Corp.	2,612	129,816
Tikehau Capital SCA (France)	379	9,365
Tradeweb Markets, Inc. (Class A Stock)	341	15,805
UBS Group AG (Switzerland)*	13,653	172,392

		1,944,538

Chemicals — 2.1%
Air Liquide SA (France)	475	67,313
Air Products & Chemicals, Inc.	815	191,517
Akzo Nobel NV (Netherlands)	625	63,571
BASF SE (Germany)	591	44,827
CF Industries Holdings, Inc.	2,501	119,398
Chemours Co. (The)	274	4,957
Croda International PLC (United Kingdom)	466	31,604
Denka Co. Ltd. (Japan)	200	5,944
DIC Corp. (Japan)	1,800	49,694
DuPont de Nemours, Inc.	217	13,931
Eastman Chemical Co.	520	41,215
Ecolab, Inc.	88	16,983
GCP Applied Technologies, Inc.*	895	20,325
Huntsman Corp.	1,010	24,402
Incitec Pivot Ltd. (Australia)	15,332	34,235

COMMON STOCKS (continued)	Shares	Value
Chemicals (cont’d.)
Ingevity Corp.*	170	$14,855
Kansai Paint Co. Ltd. (Japan)	1,000	24,475
Koninklijke DSM NV (Netherlands)	583	75,990
Linde PLC (United Kingdom), (AQUIS)	403	86,230
Linde PLC (United Kingdom), (NYSE)	2,189	466,038
Nippon Shokubai Co. Ltd. (Japan)	600	37,234
Nippon Soda Co. Ltd. (Japan)	300	8,106
NOF Corp. (Japan)	400	13,311
Orion Engineered Carbons SA (Luxembourg)	195	3,764
PPG Industries, Inc.	1,036	138,296
Quaker Chemical Corp.	74	12,174
RPM International, Inc.	1,872	143,695
Sakata INX Corp. (Japan)	1,100	11,902
Sherwin-Williams Co. (The)	168	98,035
Sumitomo Seika Chemicals Co. Ltd. (Japan)	200	6,473
Symrise AG (Germany)	94	9,922
Umicore SA (Belgium)	167	8,137
Valvoline, Inc.	1,010	21,624
Victrex PLC (United Kingdom)	1,188	39,242
Westlake Chemical Corp.	158	11,084
WR Grace & Co.	380	26,543
Yara International ASA (Norway)	646	27,133

		2,014,179

Commercial Services & Supplies — 0.5%
Aqua Metals, Inc.*	1,962	1,482
ARC Document Solutions, Inc.*	2,061	2,865
Cintas Corp.	50	13,454
Country Garden Services Holdings Co. Ltd. (China)	28,000	94,672
Downer EDI Ltd. (Australia)	6,586	37,851
Edenred (France)	361	18,693
Greentown Service Group Co. Ltd. (China)	12,000	13,124
HomeServe PLC (United Kingdom)	2,759	46,217
IAA, Inc.*	483	22,730
KAR Auction Services, Inc.	1,087	23,686
Renrui Human Resources Technology Holdings Ltd. (China)*	2,200	9,260
SPIE SA (France)	552	11,244
Stericycle, Inc.*	188	11,996
Waste Connections, Inc.	1,965	178,402

		485,676

Communications Equipment — 0.3%
Cisco Systems, Inc.	1,732	83,067
CommScope Holding Co., Inc.*	935	13,268
Lumentum Holdings, Inc.*	269	21,332
Motorola Solutions, Inc.	883	142,286
Viavi Solutions, Inc.*	2,177	32,655

		292,608

Construction & Engineering — 0.2%
Arcosa, Inc.	472	21,028
Dycom Industries, Inc.*	259	12,212
Jacobs Engineering Group, Inc.	1,070	96,118

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Construction & Engineering (cont’d.)
JGC Holdings Corp. (Japan)	2,000	$32,040
Maeda Corp. (Japan)	1,800	17,545
NV5 Global, Inc.*	240	12,108
Valmont Industries, Inc.	230	34,449

		225,500

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	6,000	43,871
HeidelbergCement AG (Germany)	321	23,550
U.S. Concrete, Inc.*	461	19,205
Vulcan Materials Co.	198	28,510

		115,136

Consumer Finance — 0.3%
Ally Financial, Inc.	1,957	59,806
American Express Co.	1,015	126,357
Capital One Financial Corp.	646	66,480
Funding Circle Holdings PLC (United Kingdom), 144A*	3,800	4,436
Green Dot Corp. (Class A Stock)*	210	4,893
SLM Corp.	3,179	28,325

		290,297

Containers & Packaging — 0.7%
Amcor PLC, CDI	14,427	157,918
Avery Dennison Corp.	666	87,126
Ball Corp.	2,380	153,915
Berry Global Group, Inc.*	395	18,758
Crown Holdings, Inc.*	335	24,301
Huhtamaki OYJ (Finland)	246	11,417
International Paper Co.	1,105	50,885
Packaging Corp. of America	1,492	167,089
Sealed Air Corp.	617	24,575

		695,984

Distributors — 0.1%
B&S Group Sarl (Luxembourg), 144A	593	6,407
Educational Development Corp.	765	4,728
Paltac Corp. (Japan)	200	9,562
Weyco Group, Inc.	775	20,499

		41,196

Diversified Consumer Services — 0.2%
Benesse Holdings, Inc. (Japan)	1,400	36,804
frontdoor, Inc.*	356	16,882
Hope Education Group Co. Ltd. (China), 144A	72,000	12,490
Service Corp. International	502	23,107
ServiceMaster Global Holdings, Inc.*	291	11,250
Strategic Education, Inc.	159	25,265
TAL Education Group (China), ADR*	362	17,448
WW International, Inc.*	283	10,814

		154,060

Diversified Financial Services — 0.4%
AXA Equitable Holdings, Inc.	6,089	150,885
Banca Mediolanum SpA (Italy)	5,366	53,214

COMMON STOCKS (continued)	Shares	Value
Diversified Financial Services (cont’d.)
FirstRand Ltd. (South Africa)	17,527	$78,603
Hypoport AG (Germany)*	29	10,292
ORIX Corp. (Japan)	3,300	54,768
Syncona Ltd.	3,679	10,686
Voya Financial, Inc.	396	24,148
XP, Inc. (Brazil) (Class A Stock)*	349	13,444

		396,040

Diversified Telecommunication Services — 0.7%
AT&T, Inc.	3,951	154,405
ATN International, Inc.	394	21,824
Bharti Infratel Ltd. (India)	8,495	30,083
BT Group PLC (United Kingdom)	22,313	56,894
Helios Towers PLC (Tanzania)*	8,297	17,414
KT Corp. (South Korea)	288	6,713
KT Corp. (South Korea), ADR	2,605	30,218
Nippon Telegraph & Telephone Corp. (Japan)	8,900	225,952
Orange SA (France)	3,073	45,213
Sarana Menara Nusantara Tbk PT (Indonesia)	749,600	43,556
Telefonica Deutschland Holding AG (Germany)	10,301	29,960

		662,232

Electric Utilities — 2.0%
American Electric Power Co., Inc.	1,135	107,269
Edison International	3,753	283,014
EDP - Energias do Brasil SA (Brazil)	7,967	43,769
Electricite de France SA (France)	3,763	41,938
Entergy Corp.	1,671	200,186
Eversource Energy	823	70,013
Iberdrola SA (Spain)	7,814	80,688
NextEra Energy, Inc.	3,209	777,091
Otter Tail Corp.	486	24,927
PNM Resources, Inc.	605	30,680
Power Grid Corp. of India Ltd. (India)	4,078	10,882
Southern Co. (The)	2,640	168,168
Spark Energy, Inc. (Class A Stock)	611	5,639
Transmissora Alianca de Energia Eletrica SA (Brazil), UTS	1,829	14,177
Xcel Energy, Inc.	246	15,618

		1,874,059

Electrical Equipment — 0.3%
Energy Focus, Inc.*	3,926	1,858
Hubbell, Inc.	161	23,799
Idec Corp. (Japan)	300	6,150
Kendrion NV (Netherlands)	217	5,102
Mabuchi Motor Co. Ltd. (Japan)	300	11,342
Mitsubishi Electric Corp. (Japan)	8,000	108,741
nVent Electric PLC	753	19,262
Prysmian SpA (Italy)	1,416	34,209
Schneider Electric SE (France)	550	56,513
Sensata Technologies Holding PLC*	502	27,043
SGL Carbon SE (Germany)*	1,398	7,552
Teco Electric and Machinery Co. Ltd. (Taiwan)	1,000	874

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Electrical Equipment (cont’d.)
Vicor Corp.*	352	$16,445

		318,890

Electronic Equipment, Instruments & Components — 0.8%
AAC Technologies Holdings, Inc. (China)	1,000	8,765
Amphenol Corp. (Class A Stock)	532	57,578
Barco NV (Belgium)	8	1,965
Carel Industries SpA (Italy), 144A	1,354	21,079
CDW Corp.	58	8,285
Cognex Corp.	454	25,442
Coherent, Inc.*	127	21,126
Genasys, Inc.*	2,463	8,054
Hangzhou Hikvision Digital Technology Co. Ltd. (China) (Class A Stock)	3,100	14,575
Hexagon AB (Sweden) (Class B Stock)	953	53,356
Hitachi Ltd. (Japan)	1,200	50,553
Horiba Ltd. (Japan)	100	6,674
Ibiden Co. Ltd. (Japan)	800	19,001
Keysight Technologies, Inc.*	1,393	142,964
Littelfuse, Inc.	74	14,156
Murata Manufacturing Co. Ltd. (Japan)	1,400	85,917
Nippon Ceramic Co. Ltd. (Japan)	300	7,427
Renishaw PLC (United Kingdom)	290	14,507
RF Industries Ltd.	634	4,286
Sensirion Holding AG (Switzerland), 144A*	172	7,282
Sinbon Electronics Co. Ltd. (Taiwan)	2,059	8,543
Sunny Optical Technology Group Co. Ltd. (China)	700	12,165
Taiwan Union Technology Corp. (Taiwan)	3,000	14,857
TE Connectivity Ltd.	931	89,227
Trimble, Inc.*	659	27,474

		725,258

Energy Equipment & Services — 0.5%
Computer Modelling Group Ltd. (Canada)	204	1,291
Dril-Quip, Inc.*	723	33,916
Halliburton Co.	4,341	106,224
KLX Energy Services Holdings, Inc.*	390	2,512
Modec, Inc. (Japan)	600	14,511
Nabors Industries Ltd.	2,222	6,399
Oceaneering International, Inc.*	1,132	16,878
Schlumberger Ltd.	4,370	175,674
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	117	6,646
Tecnicas Reunidas SA (Spain)*	486	12,981
Tenaris SA (Luxembourg)	1,482	16,738
Tenaris SA (Luxembourg), ADR	867	19,629
Valaris PLC(a)	639	4,192
Worley Ltd. (Australia)	2,870	31,124

		448,715

Entertainment — 0.9%
Capcom Co. Ltd. (Japan)	300	8,320

COMMON STOCKS (continued)	Shares	Value
Entertainment (cont’d.)
Cineworld Group PLC (United Kingdom)	6,903	$20,092
DeNA Co. Ltd. (Japan)	1,000	16,120
Electronic Arts, Inc.*	241	25,910
Netflix, Inc.*	674	218,086
Roku, Inc.*	20	2,678
Spotify Technology SA*	307	45,912
Tencent Music Entertainment Group (China), ADR*	710	8,335
Ubisoft Entertainment SA (France)*	1,204	83,291
Walt Disney Co. (The)	2,546	368,228
World Wrestling Entertainment, Inc. (Class A Stock)	258	16,737

		813,709

Equity Real Estate Investment Trusts (REITs) — 3.3%
Acadia Realty Trust	1,018	26,397
Alexander & Baldwin, Inc.	532	11,151
Alexandria Real Estate Equities, Inc.	351	56,715
Allied Properties Real Estate Investment Trust (Canada)	287	11,508
American Campus Communities, Inc.	1,008	47,406
American Homes 4 Rent (Class A Stock)	1,427	37,402
American Tower Corp.	582	133,755
AvalonBay Communities, Inc.	672	140,918
Boston Properties, Inc.	158	21,782
Camden Property Trust	756	80,212
Canadian Apartment Properties REIT (Canada)	304	12,410
CapitaLand Mall Trust (Singapore)	1,930	3,530
Charter Hall Retail REIT (Australia)	2,971	8,899
Concentradora Fibra Danhos SA de CV (Mexico)	3,940	5,981
CoreCivic, Inc.	1,202	20,891
Crown Castle International Corp.	732	104,054
CubeSmart	1,638	51,564
CyrusOne, Inc.	121	7,917
Derwent London PLC (United Kingdom)	398	21,145
Dexus (Australia)	1,439	11,858
Digital Realty Trust, Inc.	215	25,744
Douglas Emmett, Inc.	1,711	75,113
EastGroup Properties, Inc.	371	49,221
EPR Properties	38	2,684
Equinix, Inc.	57	33,271
Equity Commonwealth	812	26,658
Equity LifeStyle Properties, Inc.	946	66,589
Equity Residential	1,566	126,721
Essex Property Trust, Inc.	238	71,605
Federal Realty Investment Trust	232	29,865
First Industrial Realty Trust, Inc.	302	12,536
Gecina SA (France)	73	13,075
Goodman Group (Australia)	1,704	16,033
Great Portland Estates PLC (United Kingdom)	5,069	57,715
Healthcare Realty Trust, Inc.	1,498	49,988
Healthcare Trust of America, Inc. (Class A Stock)	1,384	41,907

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Highwoods Properties, Inc.	288	$14,086
Hoshino Resorts REIT, Inc. (Japan)	4	20,653
Host Hotels & Resorts, Inc.	1,015	18,828
Hudson Pacific Properties, Inc.	479	18,034
Industrial & Infrastructure Fund Investment Corp. (Japan)	5	7,627
Inmobiliaria Colonial Socimi SA (Spain)	3,748	47,832
InnSuites Hospitality Trust	7,602	11,631
Investors Real Estate Trust	372	26,970
Invitation Homes, Inc.	400	11,988
JBG SMITH Properties	2,324	92,704
Kilroy Realty Corp.	279	23,408
Macerich Co. (The)(a)	1,315	35,400
Mapletree Industrial Trust (Singapore)	5,400	10,444
Mitsui Fudosan Logistics Park, Inc. (Japan)	3	13,319
Mori Hills REIT Investment Corp. (Japan)	6	9,965
National Health Investors, Inc.	329	26,807
National Retail Properties, Inc.	73	3,914
Nippon Accommodations Fund, Inc. (Japan)	3	18,932
Nippon Prologis REIT, Inc. (Japan)	7	17,805
Omega Healthcare Investors, Inc.	356	15,077
Paramount Group, Inc.	2,493	34,703
Pebblebrook Hotel Trust	218	5,845
Prologis, Inc.	4,756	423,950
PS Business Parks, Inc.	64	10,552
Public Storage	328	69,851
Rayonier, Inc.	1,201	39,345
Realty Income Corp.	113	8,320
Regency Centers Corp.	548	34,573
Rexford Industrial Realty, Inc.	310	14,158
RLJ Lodging Trust	1,354	23,993
RPT Realty	1,870	28,125
Ryman Hospitality Properties, Inc.	341	29,551
Senior Housing Properties Trust	1,862	15,715
Shaftesbury PLC (United Kingdom)	520	6,501
Simon Property Group, Inc.	236	35,155
SL Green Realty Corp.	568	52,188
SOSiLA Logistics REIT, Inc. (Japan)*	1	1,104
Spirit Realty Capital, Inc.	54	2,656
Sun Communities, Inc.	266	39,927
Sunstone Hotel Investors, Inc.	1,769	24,624
Taubman Centers, Inc.	691	21,483
Terreno Realty Corp.	677	36,653
UNITE Group PLC (The) (United Kingdom)	958	16,004
Urban Edge Properties	1,829	35,080
VEREIT, Inc.	1,003	9,268
VICI Properties, Inc.	500	12,775
Vornado Realty Trust	389	25,868
Weyerhaeuser Co.	565	17,063
WP Carey, Inc.	560	44,822

		3,079,496

Food & Staples Retailing — 0.6%
BIM Birlesik Magazalar A/S (Turkey)	1,132	8,888
Clicks Group Ltd. (South Africa)	613	11,244

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing (cont’d.)
Costco Wholesale Corp.	138	$40,561
CP ALL PCL (Thailand)	36,000	86,832
Georgia Healthcare Group PLC (Georgia), 144A	1,286	2,097
Jeronimo Martins SGPS SA (Portugal)	4,831	79,567
Jiajiayue Group Co. Ltd. (China) (Class A Stock)	3,727	13,044
Kusuri no Aoki Holdings Co. Ltd. (Japan)	200	12,518
Naked Wines PLC (United Kingdom)	1,626	4,875
Performance Food Group Co.*	374	19,254
President Chain Store Corp. (Taiwan)	2,000	20,292
PriceSmart, Inc.	188	13,352
Raia Drogasil SA (Brazil)	1,558	43,238
Rite Aid Corp.*	841	13,010
Seven & i Holdings Co. Ltd. (Japan)	2,800	102,693
Shoprite Holdings Ltd. (South Africa)	2,639	23,776
Sprouts Farmers Market, Inc.*	861	16,660
Wal-Mart de Mexico SAB de CV (Mexico)	8,300	23,828
X5 Retail Group NV (Russia), GDR	420	14,520
Yifeng Pharmacy Chain Co. Ltd. (China) (Class A Stock)	1,900	19,995
Yixintang Pharmaceutical Group Co. Ltd. (China) (Class A Stock)	2,866	9,582
Zur Rose Group AG (Switzerland)*	155	17,154

		596,980

Food Products — 1.1%
Bakkavor Group PLC (United Kingdom), 144A	3,507	6,520
Bunge Ltd.	267	15,366
China Feihe Ltd. (China), 144A*	9,192	10,799
China Mengniu Dairy Co. Ltd. (China)*	22,000	89,100
Conagra Brands, Inc.	1,058	36,226
Edita Food Industries SAE (Egypt), 144A, GDR	158	858
Edita Food Industries SAE (Egypt), GDR	432	2,345
Ezaki Glico Co. Ltd. (Japan)	1,000	44,581
Flowers Foods, Inc.	656	14,261
Hain Celestial Group, Inc. (The)*	1,184	30,731
Ingredion, Inc.	176	16,359
McCormick & Co., Inc.	246	41,753
Mondelez International, Inc. (Class A Stock)	2,346	129,218
Nestle SA (Switzerland)	1,857	201,027
Post Holdings, Inc.*	103	11,237
Sakata Seed Corp. (Japan)	200	6,701
Sanderson Farms, Inc.	113	19,913
TreeHouse Foods, Inc.*(a)	401	19,448
Tyson Foods, Inc. (Class A Stock)	3,733	339,852
Uni-President Enterprises Corp. (Taiwan)	6,307	15,608
Universal Robina Corp. (Philippines)	6,100	17,463

		1,069,366

Gas Utilities — 0.2%
Atmos Energy Corp.	1,150	128,639

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Gas Utilities (cont’d.)
National Fuel Gas Co.	416	$19,360
ONE Gas, Inc.	303	28,352
Southwest Gas Holdings, Inc.	77	5,850

		182,201

Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	141	12,247
ABIOMED, Inc.*	48	8,188
Alcon, Inc. (Switzerland)*	689	38,975
Ambu A/S (Denmark) (Class B Stock)	1,419	23,776
Axogen, Inc.*	569	10,179
Becton, Dickinson & Co.	1,768	480,843
BioMerieux (France)	36	3,207
Boston Scientific Corp.*	2,807	126,933
Cerus Corp.*	2,932	12,373
Cochlear Ltd. (Australia)	131	20,711
Cooper Cos., Inc. (The)	46	14,779
Danaher Corp.	5,303	813,904
DexCom, Inc.*	205	44,842
Elekta AB (Sweden) (Class B Stock)	2,511	33,084
Envista Holdings Corp.*	1,495	44,312
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	2,624	39,156
Getinge AB (Sweden) (Class B Stock)	3,389	62,924
Guangzhou Wondfo Biotech Co. Ltd. (China) (Class A Stock)*	1,900	14,148
Haemonetics Corp.*	86	9,881
ICU Medical, Inc.*	68	12,724
Inogen, Inc.*	197	13,461
Insulet Corp.*	130	22,256
Intuitive Surgical, Inc.*	340	200,991
iRhythm Technologies, Inc.*	155	10,554
Koninklijke Philips NV (Netherlands)	2,424	118,542
LivaNova PLC*	893	67,359
Medtronic PLC	2,174	246,640
Neogen Corp.*	416	27,148
Nikkiso Co. Ltd. (Japan)	800	10,461
Nipro Corp. (Japan)	1,100	13,239
Penumbra, Inc.*	75	12,320
Quidel Corp.*	200	15,006
Shandong Weigao Group Medical Polymer Co. Ltd. (China) (Class H Stock)	12,000	14,408
Smith & Nephew PLC (United Kingdom)	2,039	49,660
STAAR Surgical Co.*	250	8,792
Stryker Corp.	1,736	364,456
Tactile Systems Technology, Inc.*	328	22,143
Tandem Diabetes Care, Inc.*	195	11,624
Teleflex, Inc.	10	3,764
Terumo Corp. (Japan)	1,200	42,663
West Pharmaceutical Services, Inc.	252	37,883
Wright Medical Group NV*	947	28,865
Zimmer Biomet Holdings, Inc.	416	62,267

		3,231,688

Health Care Providers & Services — 1.7%
Acadia Healthcare Co., Inc.*	354	11,760
Ambea AB (Sweden), 144A	1,803	15,151

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (cont’d.)
Amedisys, Inc.*	129	$21,533
Amplifon SpA (Italy)	1,932	55,654
Anthem, Inc.	629	189,977
Brookdale Senior Living, Inc.*	1,430	10,396
Centene Corp.*(a)	708	44,512
Cigna Corp.	1,283	262,360
Community Health Systems, Inc.*	1,903	5,519
CVS Health Corp.	1,128	83,799
Encompass Health Corp.	174	12,053
HCA Healthcare, Inc.	1,019	150,618
HealthEquity, Inc.*	106	7,851
Humana, Inc.	58	21,258
Integrated Diagnostics Holdings PLC (Egypt), 144A	1,924	7,733
Molina Healthcare, Inc.*	217	29,445
Quorum Health Corp.*	1,140	1,090
Terveystalo OYJ (Finland), 144A*	1,056	13,262
UnitedHealth Group, Inc.	1,958	575,613
WellCare Health Plans, Inc.*	111	36,653

		1,556,237

Health Care Technology — 0.1%
Teladoc Health, Inc.*(a)	489	40,939
Veeva Systems, Inc. (Class A Stock)*	303	42,620

		83,559

Hotels, Restaurants & Leisure — 1.4%
Aramark	426	18,488
Basic-Fit NV (Netherlands), 144A*	384	14,614
Bloomin’ Brands, Inc.	1,186	26,175
BTG Hotels Group Co. Ltd. (China) (Class A Stock)	10,500	31,116
Chipotle Mexican Grill, Inc.*	8	6,697
Denny’s Corp.*	1,228	24,413
Domino’s Pizza, Inc.	74	21,740
Eldorado Resorts, Inc.*	360	21,470
Hilton Grand Vacations, Inc.*	660	22,697
Hilton Worldwide Holdings, Inc.	1,451	160,930
Huazhu Group Ltd. (China), ADR	241	9,657
Jack in the Box, Inc.	304	23,721
Las Vegas Sands Corp.	705	48,673
Marriott International, Inc. (Class A Stock)	1,027	155,519
McDonald’s Corp.	674	133,189
MGM Resorts International	2,122	70,599
Nathan’s Famous, Inc.	302	21,406
Playtech PLC (United Kingdom)	7,950	41,868
Restaurant Brands International, Inc. (Canada)	1,165	74,292
Round One Corp. (Japan)	1,000	9,684
Royal Caribbean Cruises Ltd.	837	111,748
Vail Resorts, Inc.	91	21,824
Wyndham Destinations, Inc.	322	16,644
Wyndham Hotels & Resorts, Inc.	338	21,230
Wynn Resorts Ltd.	502	69,713
Yum! Brands, Inc.	1,191	119,969

		1,298,076

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Household Durables — 0.4%
Cairn Homes PLC (Ireland)	11,222	$15,969
Century Communities, Inc.*	781	21,361
Fujitsu General Ltd. (Japan)	3,600	80,967
Gree Electric Appliances, Inc. of Zhuhai (China) (Class A Stock)	12,100	114,145
Haier Electronics Group Co. Ltd. (Hong Kong)	7,000	21,925
MDC Holdings, Inc.	645	24,613
Midea Group Co. Ltd. (China) (Class A Stock)	1,400	11,737
Skyline Champion Corp.*	636	20,161
Tempur Sealy International, Inc.*	299	26,031
ZAGG, Inc.*	139	1,127

		338,036

Household Products — 0.2%
Colgate-Palmolive Co.	173	11,909
Essity AB (Sweden) (Class B Stock)	4,703	151,189
JS Global Lifestyle Co. Ltd. (Hong Kong), 144A*	18,500	13,580
Kimberly-Clark Corp.	357	49,105

		225,783

Independent Power & Renewable Electricity Producers — 0.2%
China Longyuan Power Group Corp. Ltd. (China) (Class H Stock)	40,000	25,359
Electric Power Development Co. Ltd. (Japan)	600	14,547
NTPC Ltd. (India)	51,680	86,308
Vistra Energy Corp.	1,032	23,726

		149,940

Industrial Conglomerates — 1.7%
3M Co.	133	23,464
Carlisle Cos., Inc.	17	2,751
CK Hutchison Holdings Ltd. (United Kingdom)	9,868	94,173
DCC PLC (United Kingdom)	243	21,100
Fosun International Ltd. (China)	25,500	37,355
General Electric Co.	54,287	605,843
Honeywell International, Inc.	1,251	221,427
Jardine Matheson Holdings Ltd. (Hong Kong)	400	22,229
Roper Technologies, Inc.	972	344,311
Siemens AG (Germany)	906	118,722
SM Investments Corp. (Philippines)	3,307	68,034
Smiths Group PLC (United Kingdom)	2,226	49,956

		1,609,365

Insurance — 3.4%
AIA Group Ltd. (Hong Kong)	26,400	277,476
Allianz SE (Germany)	434	106,368
American International Group, Inc.	10,998	564,527
Aon PLC	540	112,477
Arch Capital Group Ltd.*	1,276	54,728
Argo Group International Holdings Ltd.	365	23,999
AXA SA (France)	3,945	111,158
Chubb Ltd.	2,667	415,145

COMMON STOCKS (continued)	Shares	Value
Insurance (cont’d.)
CNA Financial Corp.	547	$24,511
CNO Financial Group, Inc.	1,463	26,524
Fidelity National Financial, Inc.	348	15,782
First American Financial Corp.	470	27,410
Hiscox Ltd. (United Kingdom)	2,003	37,807
Markel Corp.*	32	36,581
Marsh & McLennan Cos., Inc.	2,934	326,877
MetLife, Inc.	1,151	58,666
Old Republic International Corp.	1,410	31,542
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	50,000	60,403
Ping An Insurance Group Co. of China Ltd. (China) (Class H Stock)	5,500	65,286
Porto Seguro SA (Brazil)	500	7,798
Powszechny Zaklad Ubezpieczen SA (Poland)	3,460	36,539
Progressive Corp. (The)	832	60,229
Prudential PLC (United Kingdom)	2,572	49,499
RenaissanceRe Holdings Ltd. (Bermuda)	208	40,772
Sampo OYJ (Finland) (Class A Stock)	1,057	46,151
Sanlam Ltd. (South Africa)	4,993	28,239
Sompo Holdings, Inc. (Japan)	1,400	54,877
Steadfast Group Ltd. (Australia)	5,696	13,919
Suncorp Group Ltd. (Australia)	4,389	39,918
Unico American Corp.*	170	1,071
White Mountains Insurance Group Ltd.	28	31,234
Willis Towers Watson PLC	1,556	314,219
Zurich Insurance Group AG (Switzerland)	273	111,987

		3,213,719

Interactive Media & Services — 3.2%
58.com, Inc. (China), ADR*	1,216	78,712
Alphabet, Inc. (Class A Stock)*	95	127,242
Alphabet, Inc. (Class C Stock)*	685	915,859
Baidu, Inc. (China), ADR*	167	21,109
Facebook, Inc. (Class A Stock)*	3,970	814,842
IAC/InterActiveCorp*	334	83,203
JOYY, Inc. (China), ADR*	192	10,136
Mail.Ru Group Ltd. (Russia), GDR*	1,384	31,052
Match Group, Inc.*(a)	527	43,272
NAVER Corp. (South Korea)	1,058	170,300
Scout24 AG (Germany), 144A	442	29,321
Snap, Inc. (Class A Stock)*	4,392	71,721
Solocal Group (France)*	7,571	4,700
Tencent Holdings Ltd. (China)	10,400	500,591
Tencent Holdings Ltd. (China), ADR	635	30,486
Wise Talent Information Technology Co. Ltd. (China)*	4,400	8,633
Yandex NV (Russia) (Class A Stock)*	341	14,830
Z Holdings Corp. (Japan)	17,100	72,170
Zillow Group, Inc. (Class A Stock)*	397	18,159
Zillow Group, Inc. (Class C Stock)*	314	14,425

		3,060,763

Internet & Direct Marketing Retail — 2.9%
Alibaba Group Holding Ltd. (China), ADR*	3,819	810,010

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Internet & Direct Marketing Retail (cont’d.)
Amazon.com, Inc.*	602	$1,112,400
ASOS PLC (United Kingdom)*	1,174	52,608
Booking Holdings, Inc.*	111	227,964
Demae-Can Co. Ltd. (Japan)	100	1,032
Etsy, Inc.*	220	9,746
Farfetch Ltd. (United Kingdom) (Class A Stock)*	1,772	18,340
Grubhub, Inc.*	143	6,956
MercadoLibre, Inc. (Argentina)*	129	73,780
Naspers Ltd. (South Africa) (Class N Stock)	990	162,083
Ocado Group PLC (United Kingdom)*	1,987	33,729
Prosus NV (China)*	1,468	109,775
Qurate Retail, Inc., Series A*	1,302	10,976
Shop Apotheke Europe NV (Netherlands), 144A*	196	9,596
Takeaway.com NV (Netherlands), 144A*	200	18,486
Trainline PLC (United Kingdom), 144A*	2,720	18,272
Trip.com Group Ltd. (China), ADR*	1,172	39,309
Wayfair, Inc. (Class A Stock)*	111	10,031
Zalando SE (Germany), 144A*	775	39,302
ZOZO, Inc. (Japan)	300	5,735

		2,770,130

IT Services — 3.9%
Accenture PLC (Class A Stock)	873	183,828
Adyen NV (Netherlands), 144A*	10	8,205
Amadeus IT Group SA (Spain)	1,429	116,817
Automatic Data Processing, Inc.	536	91,388
Black Knight, Inc.*	795	51,262
Booz Allen Hamilton Holding Corp.	865	61,527
CoreLogic, Inc.*	675	29,504
CSG Systems International, Inc.	422	21,851
EPAM Systems, Inc.*	268	56,859
Euronet Worldwide, Inc.*	170	26,785
Fidelity National Information Services, Inc.	2,697	375,126
Fiserv, Inc.*	1,429	165,235
FleetCor Technologies, Inc.*	541	155,657
Fujitsu Ltd. (Japan)	700	65,829
Global Payments, Inc.	1,439	262,704
GoDaddy, Inc. (Class A Stock)*	302	20,512
Hexaware Technologies Ltd. (India)	2,516	11,803
Indra Sistemas SA (Spain)*	1,998	22,910
Infosys Ltd. (India)	1,218	12,543
Keywords Studios PLC (Ireland)	963	19,225
LiveRamp Holdings, Inc.*	434	20,862
Mastercard, Inc. (Class A Stock)	1,663	496,555
NET One Systems Co. Ltd. (Japan)	500	12,792
Network International Holdings PLC (United Arab Emirates), 144A*	9,632	81,834
NEXTDC Ltd. (Australia)*	2,341	10,834
Okta, Inc.*(a)	256	29,535
Pagseguro Digital Ltd. (Brazil) (Class A Stock)*	278	9,496
PayPal Holdings, Inc.*	1,537	166,257
Shopify, Inc. (Canada) (Class A Stock)*	182	72,363
Square, Inc. (Class A Stock)*	202	12,637

COMMON STOCKS (continued)	Shares	Value
IT Services (cont’d.)
StoneCo Ltd. (Brazil) (Class A Stock)*	2,407	$96,015
Twilio, Inc. (Class A Stock)*	242	23,784
Visa, Inc. (Class A Stock)(a)	4,417	829,954
WEX, Inc.*	149	31,210
Wix.com Ltd. (Israel)*	283	34,634

		3,688,332

Leisure Products — 0.1%
American Outdoor Brands Corp.*	567	5,262
Brunswick Corp.	374	22,432
Polaris, Inc.	170	17,289
Sega Sammy Holdings, Inc. (Japan)	1,800	26,039
Spin Master Corp. (Canada), 144A*	721	21,954
Thule Group AB (Sweden), 144A	1,300	29,982
YETI Holdings, Inc.*	233	8,104

		131,062

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	1,225	104,505
Charles River Laboratories International, Inc.*	164	25,053
Eurofins Scientific SE (Luxembourg)	41	22,739
Evotec SE (Germany)*	693	18,088
Lonza Group AG (Switzerland)*	287	104,725
PRA Health Sciences, Inc.*	96	10,670
Syneos Health, Inc.*	204	12,133
Tecan Group AG (Switzerland)	108	30,346
Thermo Fisher Scientific, Inc.	1,864	605,558

		933,817

Machinery — 1.2%
Aalberts NV (Netherlands)	269	12,087
AGCO Corp.	129	9,965
Aida Engineering Ltd. (Japan)	1,000	8,956
Aumann AG (Germany), 144A(a)	101	1,772
Caterpillar, Inc.	631	93,186
Colfax Corp.*(a)	947	34,452
Cummins, Inc.	148	26,486
Deere & Co.	736	127,519
Dover Corp.	175	20,171
Epiroc AB (Sweden) (Class B Stock)	985	11,663
Escorts Ltd. (India)	1,106	9,765
Flowserve Corp.	170	8,461
Fortive Corp.	1,057	80,744
Fujitec Co. Ltd. (Japan)	1,100	17,838
GEA Group AG (Germany)	1,179	38,908
Graco, Inc.	753	39,156
Hoshizaki Corp. (Japan)	400	35,675
Illinois Tool Works, Inc.	543	97,539
Impro Precision Industries Ltd., 144A	21,000	8,642
Knorr-Bremse AG (Germany)	339	34,691
Konecranes OYJ (Finland)	280	8,609
Lincoln Electric Holdings, Inc.	324	31,341
Manitex International, Inc.*	643	3,826
METAWATER Co. Ltd. (Japan)	300	12,015
Middleby Corp. (The)*	190	20,809
Miura Co. Ltd. (Japan)	300	10,382
Norma Group SE (Germany)	309	13,218

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Machinery (cont’d.)
Obara Group, Inc. (Japan)	300	$10,105
Oshkosh Corp.	252	23,852
PACCAR, Inc.	827	65,416
Piovan SpA (Italy), 144A	541	3,563
Rotork PLC (United Kingdom)	2,627	11,658
Sandvik AB (Sweden)	728	14,178
Spirax-Sarco Engineering PLC (United Kingdom)	136	16,021
Stanley Black & Decker, Inc.	406	67,290
Toro Co. (The)	414	32,983
Trinity Industries, Inc.	989	21,906
WABCO Holdings, Inc.*	190	25,745
Wartsila OYJ Abp (Finland)	981	10,857
Weir Group PLC (The) (United Kingdom)	1,884	37,691
Xylem, Inc.	111	8,746

		1,167,887

Marine — 0.1%
Kirby Corp.*	293	26,232
SITC International Holdings Co. Ltd. (China)	16,000	19,551

		45,783

Media — 0.7%
A.H. Belo Corp. (Class A Stock)	501	1,413
Altice USA, Inc. (Class A Stock)*	1,585	43,334
Ascential PLC (United Kingdom), 144A	8,311	43,259
Cable One, Inc.	25	37,212
Comcast Corp. (Class A Stock)	3,096	139,227
Criteo SA (France), ADR*	527	9,133
CyberAgent, Inc. (Japan)	300	10,462
Eutelsat Communications SA (France)	1,453	23,635
Fox Corp. (Class A Stock)	942	34,920
Liberty Broadband Corp. (Class A Stock)*	156	19,431
Liberty Broadband Corp. (Class C Stock) *	354	44,515
Liberty Global PLC (United Kingdom) (Class C Stock)*	1,246	27,157
Liberty Latin America Ltd. (Chile) (Class A Stock)*	1,175	22,677
Liberty Latin America Ltd. (Chile) (Class C Stock)*	2,632	51,219
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	391	18,901
Omnicom Group, Inc.	225	18,229
oOh!media Ltd. (Australia)	4,025	10,304
Sirius XM Holdings, Inc.	2,086	14,915
WPP PLC (United Kingdom)	4,880	69,166
YouGov PLC (United Kingdom)	2,359	20,105

		659,214

Metals & Mining — 2.6%
Agnico Eagle Mines Ltd. (Canada)	555	34,183
Alacer Gold Corp.*	1,875	9,963
Alamos Gold, Inc. (Canada) (Class A Stock)	472	2,846

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (cont’d.)
Alcoa Corp.*	285	$6,130
Alrosa PJSC (Russia)	9,980	13,623
Alumina Ltd. (Australia)	11,466	18,513
Anglo American Platinum Ltd. (South Africa)	255	23,810
Anglo American PLC (South Africa)	1,145	33,172
AngloGold Ashanti Ltd. (South Africa)	916	20,765
Antofagasta PLC (Chile)	3,673	44,886
ArcelorMittal SA (Luxembourg)	1,394	24,625
B2Gold Corp. (Canada)	1,211	4,859
Barrick Gold Corp. (Canada)	4,390	81,542
BHP Group Ltd. (Australia)	10,970	300,065
BHP Group PLC (Australia)	1,559	36,728
BlueScope Steel Ltd. (Australia)	1,135	12,017
Boliden AB (Sweden)	1,936	51,438
Centamin PLC (Egypt)	4,126	6,948
Centerra Gold, Inc. (Canada)*	305	2,426
China Steel Corp. (Taiwan)	27,000	21,511
Cia de Minas Buenaventura SAA (Peru), ADR	645	9,740
Cleveland-Cliffs, Inc.(a)	1,259	10,576
Coeur Mining, Inc.*	1,233	9,963
Detour Gold Corp. (Canada)*	181	3,504
ERO Copper Corp. (Canada)*	718	13,055
Evolution Mining Ltd. (Australia)	2,404	6,357
First Quantum Minerals Ltd. (Zambia)	1,106	11,217
Fortescue Metals Group Ltd. (Australia)	2,695	20,276
Franco-Nevada Corp. (Canada)	1,222	126,185
Freeport-McMoRan, Inc.	12,043	158,004
Glencore PLC (Switzerland)*	11,973	37,374
Gold Fields Ltd. (South Africa)	1,857	12,683
Gold Resource Corp.	1,936	10,725
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	4,700	12,921
Hitachi Metals Ltd. (Japan)	3,400	50,057
Impala Platinum Holdings Ltd. (South Africa)*	3,069	31,469
Independence Group NL (Australia)	4,512	19,787
Industrias Penoles SAB de CV (Mexico)	757	7,928
JFE Holdings, Inc. (Japan)	1,200	15,425
Kinross Gold Corp. (Canada)*	3,212	15,237
Kirkland Lake Gold Ltd. (Canada)	1,204	53,072
Lundin Mining Corp. (Chile)	3,038	18,155
Mitsui Mining & Smelting Co. Ltd. (Japan)	1,000	26,676
MMC Norilsk Nickel PJSC (Russia)	75	23,170
Newcrest Mining Ltd. (Australia)	1,781	37,685
Newmont Goldcorp Corp.	1,714	74,473
Newmont Goldcorp Corp., (XTSE)	275	11,953
Nippon Steel Corp. (Japan)	1,700	25,672
Norsk Hydro ASA (Norway)	3,036	11,298
Northam Platinum Ltd. (South Africa)*	1,416	12,521
Northern Star Resources Ltd. (Australia)	5,071	39,982
Nucor Corp.	513	28,872
Osisko Gold Royalties Ltd. (Canada)	181	1,759
POSCO (South Korea)	162	32,919
Regis Resources Ltd. (Australia)	2,090	6,317

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (cont’d.)
Reliance Steel & Aluminum Co.	311	$37,245
Rio Tinto Ltd. (Australia)	269	18,995
Rio Tinto PLC (Australia)	2,641	158,066
Royal Gold, Inc.	125	15,281
Sandstorm Gold Ltd. (Canada)*	1,090	8,134
Saracen Mineral Holdings Ltd. (Australia)*	691	1,605
SEMAFO, Inc. (Canada)*	2,678	5,568
Sibanye Gold Ltd. (South Africa)*	4,885	12,483
South32 Ltd. (Australia)	69,357	131,435
Southern Copper Corp. (Peru)	1,667	70,814
Steel Dynamics, Inc.	837	28,491
Sumitomo Metal Mining Co. Ltd. (Japan)	1,000	32,330
Teck Resources Ltd. (Canada) (Class B Stock)	1,850	32,135
thyssenkrupp AG (Germany)	829	11,270
Torex Gold Resources, Inc. (Canada)*	162	2,560
United States Steel Corp.	453	5,169
Vale SA (Brazil)	5,342	70,780
voestalpine AG (Austria)	314	8,811
Wheaton Precious Metals Corp. (Canada)	781	23,240
Worthington Industries, Inc.	424	17,884

		2,429,353

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
AGNC Investment Corp.	1,870	33,061
Annaly Capital Management, Inc.	3,938	37,096
Apollo Commercial Real Estate Finance, Inc.	1,338	24,472
Cherry Hill Mortgage Investment Corp.	1,437	20,966
Ellington Residential Mortgage REIT	969	10,514
Ready Capital Corp.	1,353	20,863
Two Harbors Investment Corp.	1,900	27,778

		174,750

Multiline Retail — 0.6%
Dollar General Corp.	1,694	264,230
Dollar Tree, Inc.*	1,973	185,561
Lojas Renner SA (Brazil)	2,788	38,944
Next PLC (United Kingdom)	610	56,674
Pan Pacific International Holdings Corp. (Japan)	1,600	26,558

		571,967

Multi-Utilities — 0.8%
Ameren Corp.	168	12,902
CenterPoint Energy, Inc.	2,815	76,765
Engie SA (France)	4,207	68,010
NiSource, Inc.	1,585	44,127
Sempra Energy	3,323	503,368

		705,172

Oil, Gas & Consumable Fuels — 2.8%
Arch Coal, Inc. (Class A Stock)	275	19,729
BP PLC (United Kingdom)	6,809	42,700
BP PLC (United Kingdom), ADR	3,703	139,751

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (cont’d.)
Cairn Energy PLC (United Kingdom)*	2,153	$5,812
California Resources Corp.*	314	2,835
Cheniere Energy, Inc.*	87	5,313
Chesapeake Energy Corp.*	2,115	1,746
Chevron Corp.	122	14,702
Concho Resources, Inc.	626	54,819
ConocoPhillips	1,807	117,509
Continental Resources, Inc.	1,128	38,690
Denbury Resources, Inc.*	3,839	5,413
Devon Energy Corp.	1,950	50,642
Diamondback Energy, Inc.	261	24,236
Enbridge, Inc. (Canada)	330	13,124
Eni SpA (Italy)	3,013	46,767
EOG Resources, Inc.	3,609	302,290
Equinor ASA (Norway)	1,292	25,798
Exxon Mobil Corp.	193	13,468
Galp Energia SGPS SA (Portugal)	10,673	178,876
Gulfport Energy Corp.*	1,222	3,715
Jagged Peak Energy, Inc.*	675	5,731
Kelt Exploration Ltd. (Canada)*	1,158	4,343
Kosmos Energy Ltd. (Ghana)	3,872	22,070
Lundin Petroleum AB (Sweden)	478	16,245
Magnolia Oil & Gas Corp. (Class A Stock)*	600	7,548
Marathon Petroleum Corp.	838	50,490
Murphy Oil Corp.(a)	395	10,586
Noble Energy, Inc.	1,271	31,572
Occidental Petroleum Corp.	3,679	151,612
Parsley Energy, Inc. (Class A Stock)	552	10,438
PDC Energy, Inc.*	402	10,520
Penn Virginia Corp.*	284	8,619
Petronet LNG Ltd. (India)	6,262	23,536
Phillips 66	129	14,372
Pioneer Natural Resources Co.	706	106,867
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	4,041	120,279
Seven Generations Energy Ltd. (Canada) (Class A Stock)*	9,518	62,083
SM Energy Co.	677	7,610
Suncor Energy, Inc. (Canada)	330	10,824
Targa Resources Corp.	415	16,944
TC Energy Corp. (Canada), (NYSE)	5,295	282,276
TC Energy Corp. (Canada), (XTSE)	1,126	59,970
Torchlight Energy Resources, Inc.*	2,850	2,167
TOTAL SA (France)	6,991	387,105
TOTAL SA (France), ADR	71	3,926
TransAtlantic Petroleum Ltd.*	3,356	1,639
Valero Energy Corp.	101	9,459
World Fuel Services Corp.	678	29,439
WPX Energy, Inc.*	1,573	21,613

		2,597,818

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	1,035	30,709
Mercer International, Inc. (Germany)	1,368	16,826
Mondi PLC (United Kingdom)	489	11,552
Suzano SA (Brazil)	1,500	14,796
Verso Corp. (Class A Stock)*	378	6,815

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Paper & Forest Products (cont’d.)
West Fraser Timber Co. Ltd. (Canada)	320	$14,116

		94,814

Personal Products — 0.2%
Hengan International Group Co. Ltd. (China)	2,000	14,257
LG Household & Health Care Ltd. (South Korea)	112	121,824
Medifast, Inc.	71	7,780
Unilever NV (United Kingdom)	978	56,319
USANA Health Sciences, Inc.*	232	18,224

		218,404

Pharmaceuticals — 2.5%
Aerie Pharmaceuticals, Inc.*	146	3,529
Akorn, Inc.*	904	1,356
Astellas Pharma, Inc. (Japan)	5,200	88,855
AstraZeneca PLC (United Kingdom), ADR	2,764	137,813
Bayer AG (Germany)	2,410	196,739
Catalent, Inc.*	222	12,499
Chugai Pharmaceutical Co. Ltd. (Japan)	500	46,193
Corcept Therapeutics, Inc.*	622	7,526
CSPC Pharmaceutical Group Ltd. (China)	6,000	14,353
Daiichi Sankyo Co. Ltd. (Japan)	400	26,434
Durect Corp.*	3,335	12,673
Elanco Animal Health, Inc.*	3,059	90,088
Endo International PLC*	1,237	5,802
GlaxoSmithKline PLC (United Kingdom), ADR	3,037	142,709
Horizon Therapeutics PLC*	691	25,014
Johnson & Johnson	1,175	171,397
Laboratorios Farmaceuticos Rovi SA (Spain)	711	19,522
Livzon Pharmaceutical Group, Inc. (China) (Class H Stock)	100	312
Merck & Co., Inc.	1,321	120,145
MyoKardia, Inc.*	181	13,192
Novartis AG (Switzerland)	1,509	143,137
Otsuka Holdings Co. Ltd. (Japan)	1,700	75,906
Pfizer, Inc.	6,432	252,006
Reata Pharmaceuticals, Inc. (Class A Stock)*(a)	133	27,189
Recro Pharma, Inc.*	461	8,450
Roche Holding AG (Switzerland)	759	246,296
SSY Group Ltd. (Hong Kong)	16,000	12,949
Supernus Pharmaceuticals, Inc.*	427	10,128
Takeda Pharmaceutical Co. Ltd. (Japan)	6,409	253,761
Torrent Pharmaceuticals Ltd. (India)	511	13,238
Zoetis, Inc.	973	128,777
Zogenix, Inc.*	286	14,909

		2,322,897

Professional Services — 0.6%
Adecco Group AG (Switzerland)	535	33,814

COMMON STOCKS (continued)	Shares	Value
Professional Services (cont’d.)
CBIZ, Inc.*	1,126	$30,357
Clarivate Analytics PLC (United Kingdom)*	1,066	17,909
CoStar Group, Inc.*	154	92,138
DKSH Holding AG (Switzerland)	268	14,605
en-japan, Inc. (Japan)	600	26,130
Equifax, Inc.	845	118,401
IHS Markit Ltd.*	201	15,145
Insperity, Inc.	95	8,174
Intertrust NV (Netherlands), 144A	690	13,409
Korn Ferry	655	27,772
ManpowerGroup, Inc.	140	13,594
Outsourcing, Inc. (Japan)	2,000	21,084
Persol Holdings Co. Ltd. (Japan)	2,800	52,364
TeamLease Services Ltd. (India)*	266	9,250
TransUnion	426	36,470
UT Group Co. Ltd. (Japan)	300	8,969

		539,585

Real Estate Management & Development — 0.5%
Aedas Homes SAU (Spain), 144A*	606	14,603
Altus Group Ltd. (Canada)	582	17,013
BR Malls Participacoes SA (Brazil)	2,054	9,221
Deutsche Wohnen SE (Germany)	1,224	50,239
Grainger PLC (United Kingdom)	2,773	11,511
Hang Lung Properties Ltd. (Hong Kong)	7,000	15,369
Heiwa Real Estate Co. Ltd. (Japan)	700	19,210
Hongkong Land Holdings Ltd. (Hong Kong)	6,600	38,000
Hufvudstaden AB (Sweden) (Class A Stock)	897	17,734
Iguatemi Empresa de Shopping Centers SA (Brazil)	1,200	15,780
Instone Real Estate Group AG (Germany), 144A*	668	16,568
Jones Lang LaSalle, Inc.	173	30,118
Kojamo OYJ (Finland)	1,010	18,442
Mitsubishi Estate Co. Ltd. (Japan)	3,400	64,951
Mitsui Fudosan Co. Ltd. (Japan)	1,000	24,459
PSP Swiss Property AG (Switzerland)	494	68,224
Realogy Holdings Corp.	1,107	10,716
Shimao Property Holdings Ltd. (China)	2,500	9,696
Shurgard Self Storage SA (Belgium)	292	11,161
Sun Hung Kai Properties Ltd. (Hong Kong)	2,000	30,690
Tokyo Tatemono Co. Ltd. (Japan)	600	9,374

		503,079

Road & Rail — 0.6%
Canadian Pacific Railway Ltd.
(Canada), (NYSE)	113	28,809
Canadian Pacific Railway Ltd. (Canada), (XTSE)	126	32,120
Hertz Global Holdings, Inc.*	1,028	16,191
J.B. Hunt Transport Services, Inc.(a)	582	67,966
Kansas City Southern	165	25,272
Norfolk Southern Corp.	395	76,681
PAM Transportation Services, Inc.*	289	16,678

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Road & Rail (cont’d.)
Union Pacific Corp.	1,745	$315,479

		579,196

Semiconductors & Semiconductor Equipment — 3.6%
Advanced Micro Devices, Inc.*	1,246	57,142
AIXTRON SE (Germany)*	2,655	25,498
ams AG (Austria)*	251	10,196
Applied Materials, Inc.	3,749	228,839
ASML Holding NV (Netherlands), (BATS)	690	205,224
ASML Holding NV (Netherlands), (XNGS)	138	40,840
Broadcom, Inc.	668	211,101
Cree, Inc.*	423	19,521
Cypress Semiconductor Corp.	1,310	30,562
Disco Corp. (Japan)	300	70,897
IQE PLC (United Kingdom)*	21,869	14,164
KLA Corp.	169	30,111
Lam Research Corp.	98	28,655
Machvision, Inc. (Taiwan)	1,000	12,064
Marvell Technology Group Ltd.	3,378	89,720
Maxim Integrated Products, Inc.	1,038	63,847
Microchip Technology, Inc.	644	67,440
Micron Technology, Inc.*	3,120	167,794
MKS Instruments, Inc.	172	18,922
Monolithic Power Systems, Inc.	208	37,028
NVIDIA Corp.	332	78,120
NXP Semiconductors NV (Netherlands)	3,728	474,425
QUALCOMM, Inc.	4,005	353,361
QuickLogic Corp.*	492	2,952
Silergy Corp. (China)	1,000	31,899
SK Hynix, Inc. (South Korea)	458	36,960
Skyworks Solutions, Inc.	241	29,132
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	39,000	432,973
Teradyne, Inc.	499	34,027
Texas Instruments, Inc.	2,549	327,011
Tokyo Electron Ltd. (Japan)	200	43,571
Universal Display Corp.	112	23,080
Xilinx, Inc.	534	52,209

		3,349,285

Software — 4.1%
2U, Inc.*	411	9,860
Aspen Technology, Inc.*	30	3,628
Atlassian Corp. PLC (Class A Stock)*	78	9,387
CDK Global, Inc.	509	27,832
Ceridian HCM Holding, Inc.*	775	52,607
Cornerstone OnDemand, Inc.*	479	28,045
Coupa Software, Inc.*	89	13,016
Cyient Ltd. (India)	1,100	6,337
Descartes Systems Group, Inc. (The) (Canada)*	400	17,096
DocuSign, Inc.*	377	27,939
First Derivatives PLC (United Kingdom)	589	21,436
Globant SA (Argentina)*	213	22,589
Guidewire Software, Inc.*(a)	305	33,480
HubSpot, Inc.*	102	16,167
Intuit, Inc.	909	238,094

COMMON STOCKS (continued)	Shares	Value
Software (cont’d.)
j2 Global, Inc.	100	$9,371
LogMeIn, Inc.	355	30,438
Microsoft Corp.	11,375	1,793,838
Money Forward, Inc. (Japan)*	100	4,829
Netcompany Group A/S (Denmark), 144A*	315	14,972
New Relic, Inc.*	289	18,990
Nutanix, Inc. (Class A Stock)*	171	5,345
Palo Alto Networks, Inc.*	169	39,081
Paycom Software, Inc.*	228	60,365
PTC, Inc.*	320	23,965
RingCentral, Inc. (Class A Stock)*	183	30,867
salesforce.com, Inc.*	1,571	255,507
Sansan, Inc. (Japan)*	300	15,204
SAP SE (Germany)	623	84,530
ServiceNow, Inc.*(a)	808	228,115
Slack Technologies, Inc. (Class A Stock)*	502	11,285
Splunk, Inc.*(a)	1,002	150,070
SS&C Technologies Holdings, Inc.	499	30,639
Synopsys, Inc.*	666	92,707
TeamViewer AG (Germany)*	1,256	45,602
Trade Desk, Inc. (The) (Class A Stock)*	93	24,160
Trend Micro, Inc. (Japan)	400	20,455
VMware, Inc. (Class A Stock)*	909	137,977
WANdisco PLC (United Kingdom)*	973	5,757
Workday, Inc. (Class A Stock)*	900	148,005
Xero Ltd. (New Zealand)*	194	10,905
Zendesk, Inc.*	278	21,303

		3,841,795

Specialty Retail — 0.8%
American Eagle Outfitters, Inc.	1,197	17,596
Burlington Stores, Inc.*	196	44,694
Carvana Co.*	325	29,916
Dick’s Sporting Goods, Inc.	677	33,505
Five Below, Inc.*	116	14,832
Grupo SBF SA (Brazil)*	1,200	10,494
Hikari Tsushin, Inc. (Japan)	100	25,093
Home Depot, Inc. (The)	488	106,569
Michaels Cos., Inc. (The)*	773	6,254
Nextage Co. Ltd. (Japan)	500	5,865
O’Reilly Automotive, Inc.*	90	39,443
RH*	67	14,304
Ross Stores, Inc.	2,071	241,106
SMCP SA (France), 144A*	1,068	11,357
TJX Cos., Inc. (The)	248	15,143
Tractor Supply Co.	394	36,815
VT Holdings Co. Ltd. (Japan)	1,600	7,098
Watches of Switzerland Group PLC (United Kingdom), 144A*	2,232	11,097
Yellow Hat Ltd. (Japan)	800	14,345
Zhongsheng Group Holdings Ltd. (China)	3,500	14,342
Zumiez, Inc.*	440	15,198

		715,066

Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.	2,755	809,006

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals (cont’d.)
Catcher Technology Co. Ltd. (Taiwan)	1,000	$7,602
Dell Technologies, Inc. (Class C Stock)*	363	18,655
NCR Corp.*	868	30,519
Samsung Electronics Co. Ltd. (South Korea)	9,815	472,383
Wiwynn Corp. (Taiwan)	1,000	21,284
Xaar PLC (United Kingdom)*	1,527	1,118

		1,360,567

Textiles, Apparel & Luxury Goods — 0.5%
Asics Corp. (Japan)	2,700	44,886
Brunello Cucinelli SpA (Italy)	252	8,932
Burberry Group PLC (United Kingdom)	1,044	30,751
Carter’s, Inc.	176	19,244
EssilorLuxottica SA (France)	659	100,686
Forward Industries, Inc.*	4,079	4,038
Hugo Boss AG (Germany)	134	6,529
Li Ning Co. Ltd. (China)	4,000	12,014
Lululemon Athletica, Inc.*	379	87,803
Luthai Textile Co. Ltd. (China) (Class B Stock)	6,300	5,761
LVMH Moet Hennessy Louis Vuitton SE (France)	46	21,419
NIKE, Inc. (Class B Stock)	1,063	107,692
Skechers U.S.A., Inc. (Class A Stock)*	474	20,472
VF Corp.	257	25,613
Wolverine World Wide, Inc.	460	15,520

		511,360

Thrifts & Mortgage Finance — 0.3%
Aruhi Corp. (Japan)	400	8,218
Home Federal Bancorp, Inc.	594	21,235
Housing Development Finance Corp. Ltd. (India)	6,452	218,349
MGIC Investment Corp.	1,309	18,549
Waterstone Financial, Inc.	1,511	28,754

		295,105

Tobacco — 0.4%
British American Tobacco PLC (United Kingdom)	3,239	138,811
Japan Tobacco, Inc. (Japan)	2,200	49,032
Philip Morris International, Inc.	2,193	186,602

		374,445

Trading Companies & Distributors — 0.3%
Beacon Roofing Supply, Inc.*	266	8,507
Brenntag AG (Germany)	183	10,018
Hanwa Co. Ltd. (Japan)	600	15,701
HD Supply Holdings, Inc.*	120	4,826
Herc Holdings, Inc.*	408	19,968
Huttig Building Products, Inc.*	496	764
IMCD NV (Netherlands)	253	22,145
NOW, Inc.*	709	7,969
SiteOne Landscape Supply, Inc.*	228	20,668
Sumitomo Corp. (Japan)	4,000	59,308
United Rentals, Inc.*	461	76,881

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors (cont’d.)
Watsco, Inc.	181	$32,607

		279,362

Transportation Infrastructure — 0.0%
Airports of Thailand PCL (Thailand)	4,200	10,379
Beijing Capital International Airport Co. Ltd. (China) (Class H Stock)	12,000	11,626
Grupo Aeroportuario del Sureste SAB de CV (Mexico), ADR	63	11,806

		33,811

Water Utilities — 0.1%
American States Water Co.	221	19,147
American Water Works Co., Inc.	535	65,725
California Water Service Group	406	20,933
York Water Co. (The)	442	20,381

		126,186

Wireless Telecommunication Services — 0.1%
Shenandoah Telecommunications Co.	470	19,557
Vodafone Group PLC (United Kingdom)	56,216	109,612

		129,169

TOTAL COMMON STOCKS (cost $60,048,546)		71,327,746

PREFERRED STOCKS — 0.4%
Banks — 0.2%
Banco Bradesco SA (Brazil) (PRFC)	4,806	43,213
Itau Unibanco Holding SA (Brazil) (PRFC)	10,041	92,605

		135,818

Electric Utilities — 0.1%
Southern Co. (The), CVT, 6.750%	1,063	57,296

Health Care Equipment & Supplies — 0.0%
Becton, Dickinson & Co., Series A, CVT, 6.125%	355	23,239
Sartorius AG (Germany) (PRFC)	67	14,421

		37,660

Machinery — 0.0%
Fortive Corp., Series A, CVT, 5.000%	16	15,564
Marcopolo SA (Brazil) (PRFC)	14,700	16,444

		32,008

Metals & Mining — 0.0%
Gerdau SA (Brazil) (PRFC)	2,008	9,983

Multi-Utilities — 0.1%
Sempra Energy, Series A, CVT, 6.000%	301	36,126
Sempra Energy, Series B, CVT, 6.750%	102	12,145

		48,271

Semiconductors & Semiconductor Equipment — 0.0%
Broadcom, Inc., Series A, CVT, 8.000%	28	32,983

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

PREFERRED STOCKS (continued)	Shares	Value
Technology Hardware, Storage & Peripherals — 0.0%
Samsung Electronics Co. Ltd. (South Korea) (PRFC)	759	$29,693

TOTAL PREFERRED STOCKS (cost $335,700)		383,712

UNAFFILIATED FUNDS** — 8.3%
T. Rowe Price Emerging Markets Bond Fund	254,762	2,962,885
T. Rowe Price Institutional Floating Rate Fund	246,815	2,440,999
T. Rowe Price Institutional High Yield Fund	268,216	2,384,441

TOTAL UNAFFILIATED FUNDS (cost $7,830,972)		7,788,325

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.3%
Automobiles — 0.2%
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-01A, Class A, 144A
3.450%	03/20/23	100	102,256
BMW Vehicle Lease Trust,
Series 2017-02, Class A3
2.070%	10/20/20	2	1,568
CarMax Auto Owner Trust,
Series 2017-04, Class A3
2.110%	10/17/22	4	4,200
GM Financial Consumer Automobile Receivables Trust,
Series 2018-02, Class A3
2.810%	12/16/22	15	15,117
Hyundai Auto Receivables Trust,
Series 2018-A, Class A3
2.790%	07/15/22	5	5,035
Santander Retail Auto Lease Trust,
Series 2019-A, Class A3, 144A
2.770%	06/20/22	20	20,224
World Omni Auto Receivables Trust,
Series 2016-A, Class A3
1.770%	09/15/21	1	1,085

			149,485

Credit Cards — 0.0%
Synchrony Credit Card Master Note Trust,
Series 2017-02, Class A
2.620%	10/15/25	10	10,154

Equipment — 0.0%
CNH Equipment Trust,
Series 2017-C, Class A3
2.080%	02/15/23	4	4,160
Series 2019-C, Class B
2.350%	04/15/27	20	20,067

			24,227

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Other — 0.1%
Jimmy Johns Funding LLC,
Series 2017-01A, Class A2I, 144A
3.610%	07/30/47	24	$24,527
Sonic Capital LLC,
Series 2018-01A, Class A2, 144A
4.026%	02/20/48	50	50,431
Wendy’s Funding LLC,
Series 2018-01A, Class A2I, 144A
3.573%	03/15/48	49	49,455

			124,413

TOTAL ASSET-BACKED SECURITIES (cost $303,890)			308,279

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
Ashford Hospitality Trust,
Series 2018-ASHF, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)
2.640%(c)	04/15/35	15	15,083
BBCMS Mortgage Trust,
Series 2019-BWAY, Class D, 144A, 1 Month LIBOR + 2.160% (Cap N/A, Floor 2.160%)
3.900%(c)	11/25/34	10	9,947
CD Mortgage Trust,
Series 2016-CD2, Class A4
3.526%(cc)	11/10/49	10	10,617
Citigroup Commercial Mortgage Trust,
Series 2015-GC33, Class A4
3.778%	09/10/58	10	10,682
Commercial Mortgage Trust,
Series 2015-CR24, Class A5
3.696%	08/10/48	10	10,621
Series 2015-LC21, Class A4
3.708%	07/10/48	10	10,618
FHLMC Multifamily Structured Pass-Through Certificates,
Series K068, Class A1
2.952%	02/25/27	9	9,493
Series K716, Class A1
2.413%	01/25/21	1	420
Great Wolf Trust,
Series 2019-WOLF, Class C, 144A, 1 Month LIBOR + 1.633% (Cap N/A, Floor 1.633%)
3.355%(c)	12/15/29	10	9,988
GS Mortgage Securities Trust,
Series 2015-GC32, Class A4
3.764%	07/10/48	10	10,659
Series 2018-GS09, Class A4
3.992%(cc)	03/10/51	10	10,967
Series 2019-GSA01, Class B
3.511%	11/10/52	16	16,293
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class AS
4.243%(cc)	04/15/47	10	10,648
Series 2015-C30, Class A5
3.822%	07/15/48	10	10,685
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class B
4.464%(cc)	08/15/47	10	10,619

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2015-C24, Class AS
4.036%(cc)	05/15/48	10	$10,719
Series 2015-C27, Class AS
4.068%	12/15/47	15	16,060
Morgan Stanley Capital Trust,
Series 2019-MEAD, Class D, 144A
3.177%	11/10/36	10	9,773
Wells Fargo Commercial Mortgage Trust,
Series 2015-C30, Class A4
3.664%	09/15/58	10	10,632
Series 2015-NXS02, Class A5
3.767%(cc)	07/15/58	10	10,673
WFRBS Commercial Mortgage Trust,
Series 2014-C20, Class AS
4.176%	05/15/47	10	10,552

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $219,192)			225,749

CORPORATE BONDS — 3.0%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
3.500%	10/01/20	5	5,052
3.750%	02/15/23	10	10,448
Omnicom Group, Inc./Omnicom Capital, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/26	10	10,575
3.650%	11/01/24	5	5,283
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.625%	09/07/22	25	25,913

			57,271

Aerospace & Defense — 0.0%
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
4.854%	04/27/35	10	11,782
United Technologies Corp.,
Sr. Unsec’d. Notes
3.350%	08/16/21	10	10,238

			22,020

Agriculture — 0.0%
Altria Group, Inc.,
Gtd. Notes
3.490%	02/14/22	20	20,577

Airlines — 0.1%
American Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.700%	04/01/28	3	3,809
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28	8	8,045
American Airlines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.150%	08/15/33	25	25,596

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
Delta Air Lines 2015-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.250%	01/30/25	7	$7,629
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20	15	15,012
United Airlines 2014-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.750%	10/11/23	3	3,028
United Airlines 2018-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.700%	09/01/31	29	29,553

			92,672

Auto Manufacturers — 0.2%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
2.950%	04/14/22	25	25,484
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25	5	5,242
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes
4.200%	11/06/21	35	36,250
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A, MTN
3.450%	03/12/21	20	20,252
Nissan Motor Acceptance Corp.,
Sr. Unsec’d. Notes, 144A
3.650%	09/21/21	10	10,208
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
2.650%	05/10/22	25	25,457
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.950%	04/13/21	30	30,436

			153,329

Banks — 0.6%
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN
3.500%	04/19/26	35	37,185
Sr. Unsec’d. Notes, MTN
4.244%(ff)	04/24/38	20	23,078
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, Series D, MTN
3.100%	04/13/21	25	25,405
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.887%(ff)	01/10/28	35	37,676
Sub. Notes
4.450%	09/29/27	10	11,011
4.600%	03/09/26	10	10,996
Fifth Third Bancorp,
Sub. Notes
4.300%	01/16/24	10	10,743

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.750%	09/15/20	10	$10,047
3.000%	04/26/22	40	40,477
3.500%	01/23/25	15	15,734
3.850%	01/26/27	10	10,637
Sub. Notes
5.150%	05/22/45	5	6,126
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.882%(ff)	07/24/38	20	22,134
Sub. Notes
3.375%	05/01/23	50	52,013
KeyCorp,
Sr. Unsec’d. Notes, MTN
2.900%	09/15/20	10	10,063
M&T Bank Corp.,
Sr. Unsec’d. Notes
3.550%	07/26/23	25	26,279
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
3.125%	01/23/23	15	15,413
Sr. Unsec’d. Notes, MTN
3.125%	07/27/26	25	25,824
3.971%(ff)	07/22/38	15	16,681
4.300%	01/27/45	5	5,898
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.300%	03/08/22	15	15,403
State Street Corp.,
Sr. Unsec’d. Notes
2.550%	08/18/20	10	10,036
Truist Bank,
Sr. Unsec’d. Notes
3.502%(ff)	08/02/22	20	20,426
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.069%	01/24/23	55	56,120
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	10	10,314
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
2.150%	03/06/20	15	15,005

			540,724

Beverages — 0.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46	10	11,872
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.551%	05/25/21	15	15,322
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.100%	07/17/22	5	5,151

			32,345

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Biotechnology — 0.0%
Biogen, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/22	5	$5,201
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
3.250%	09/01/22	5	5,161

			10,362

Building Materials — 0.0%
Boral Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
3.000%	11/01/22	2	2,006

Chemicals — 0.0%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.150%	05/15/24	10	10,316
Ecolab, Inc.,
Sr. Unsec’d. Notes
3.250%	12/01/27	5	5,264

			15,580

Commercial Services — 0.1%
George Washington University (The),
Unsec’d. Notes
4.300%	09/15/44	5	5,765
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.400%	10/01/24	30	30,291
RELX Capital, Inc. (United Kingdom),
Gtd. Notes
3.500%	03/16/23	5	5,197
Transurban Finance Co. Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
4.125%	02/02/26	5	5,302

			46,555

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
3.200%	05/13/25	25	26,410
3.200%	05/11/27	25	26,444

			52,854

Diversified Financial Services — 0.2%
AIG Global Funding,
Sr. Sec’d. Notes, 144A
2.150%	07/02/20	5	5,003
Air Lease Corp.,
Sr. Unsec’d. Notes
2.500%	03/01/21	10	10,043
3.500%	01/15/22	5	5,138
3.625%	04/01/27	5	5,184
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.200%	03/03/20	5	5,001

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.950%	07/01/24	5	$5,216
5.250%	05/15/24	20	21,866
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.200%	01/30/23	25	25,701
Discover Financial Services,
Sr. Unsec’d. Notes
3.750%	03/04/25	5	5,292
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
3.450%	09/21/23	25	26,227
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
3.625%	09/15/26	5	5,296
Visa, Inc.,
Sr. Unsec’d. Notes
2.150%	09/15/22	15	15,162
Western Union Co. (The),
Sr. Unsec’d. Notes
2.850%	01/10/25	5	5,023

			140,152

Electric — 0.2%
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.450%	06/01/45	10	11,419
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
3.800%	07/15/48	15	16,127
Dominion Energy, Inc.,
Jr. Sub. Notes
2.579%	07/01/20	5	5,014
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28	5	5,163
Sr. Unsec’d. Notes, Series N
3.800%	12/01/23	10	10,532
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	25	26,097
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
2.950%	01/15/20	5	5,001
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
7.375%	11/15/31	10	14,084
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25	10	10,777
Georgia Power Co.,
Sr. Unsec’d. Notes, Series C
2.000%	09/08/20	15	14,997
ITC Holdings Corp.,
Sr. Unsec’d. Notes
2.700%	11/15/22	15	15,182

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45	10	$11,518
National Rural Utilities Cooperative Finance Corp.,
Sr. Unsec’d. Notes, MTN
2.900%	03/15/21	20	20,249
Sempra Energy,
Sr. Unsec’d. Notes
2.400%	02/01/20	30	29,998
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	10	10,168

			206,326

Electronics — 0.0%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
3.875%	07/15/23	10	10,484
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
4.550%	10/30/24	15	16,348

			26,832

Environmental Control — 0.0%
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.500%	08/15/24	15	15,173
3.375%	11/15/27	5	5,296

			20,469

Forest Products & Paper — 0.0%
International Paper Co.,
Sr. Unsec’d. Notes
5.000%	09/15/35	10	11,759

Gas — 0.0%
NiSource, Inc.,
Sr. Unsec’d. Notes
3.490%	05/15/27	10	10,505
3.950%	03/30/48	15	15,684

			26,189

Healthcare-Services — 0.2%
AHS Hospital Corp.,
Unsec’d. Notes
5.024%	07/01/45	5	6,178
Anthem, Inc.,
Sr. Unsec’d. Notes
2.500%	11/21/20	5	5,023
4.650%	01/15/43	15	16,934
Centra Health, Inc.,
Unsec’d. Notes
4.700%	01/01/48	25	29,433
CommonSpirit Health,
Sec’d. Notes
2.950%	11/01/22	10	10,184
Sr. Sec’d. Notes
2.760%	10/01/24	15	15,153

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Hackensack Meridian Health, Inc.,
Sec’d. Notes
4.211%	07/01/48	20	$22,497
HCA, Inc.,
Sr. Sec’d. Notes
4.125%	06/15/29	20	21,225
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes
3.970%	11/01/48	15	16,791
Trinity Health Corp.,
Sec’d. Notes
4.125%	12/01/45	5	5,475
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/15/25	5	5,398

			154,291

Insurance — 0.1%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.300%	03/01/21	5	5,072
Aon Corp.,
Gtd. Notes
2.200%	11/15/22	15	15,088
Aon PLC,
Gtd. Notes
3.875%	12/15/25	5	5,377
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
2.750%	03/15/23	15	15,415
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.850%	08/01/44	20	23,116
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.300%	03/14/23	5	5,158
3.500%	06/03/24	10	10,489
4.350%	01/30/47	5	5,769
Principal Financial Group, Inc.,
Gtd. Notes
3.400%	05/15/25	10	10,450
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	20	22,720

			118,654

Internet — 0.0%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.800%	08/22/24	5	5,176
3.875%	08/22/37	10	11,317
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
3.650%	03/15/25	5	5,342

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet (cont’d.)
Expedia Group, Inc.,
Gtd. Notes
5.000%	02/15/26	13	$14,168

			36,003

Iron/Steel — 0.0%
Nucor Corp.,
Sr. Unsec’d. Notes
3.950%	05/01/28	15	16,303

Machinery-Diversified — 0.0%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.350%	01/08/21	15	15,078
Roper Technologies, Inc.,
Sr. Unsec’d. Notes
2.950%	09/15/29	5	5,045
3.800%	12/15/26	15	16,103

			36,226

Media — 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25	10	11,019
Comcast Corp.,
Gtd. Notes
3.950%	10/15/25	50	54,555
Thomson Reuters Corp. (Canada),
Sr. Unsec’d. Notes
3.350%	05/15/26	5	5,148
Time Warner Cable LLC,
Sr. Sec’d. Notes
4.000%	09/01/21	10	10,231

			80,953

Miscellaneous Manufacturing — 0.0%
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
3.100%	01/09/23	15	15,323

Multi-National — 0.0%
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes
1.625%	12/15/20	10	9,992

Oil & Gas — 0.2%
BP Capital Markets America, Inc.,
Gtd. Notes
3.410%	02/11/26	25	26,609
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27	5	5,258
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24	30	30,340
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.900%	08/15/24	15	15,230

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
3.400%	04/15/26	10	$10,237
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	05/11/25	10	10,574
Total Capital International SA (France),
Gtd. Notes
2.434%	01/10/25	30	30,367
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.700%	03/15/28	10	10,312
4.500%	03/04/29	20	21,803

			160,730

Packaging & Containers — 0.0%
Packaging Corp. of America,
Sr. Unsec’d. Notes
3.650%	09/15/24	5	5,246

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25	10	10,558
4.500%	05/14/35	10	11,230
Sr. Unsec’d. Notes, 144A
2.950%	11/21/26	10	10,162
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.700%	06/06/27	17	18,094
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
2.900%	07/26/24	20	20,632
3.550%	08/15/22	10	10,398
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.410%	06/15/27	15	15,339
3.750%	09/15/25	5	5,320
Cigna Corp.,
Gtd. Notes
3.750%	07/15/23	25	26,230
CVS Health Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/29	20	20,382
3.500%	07/20/22	5	5,161
Elanco Animal Health, Inc.,
Sr. Unsec’d. Notes
3.912%	08/27/21	2	2,047
Express Scripts Holding Co.,
Gtd. Notes
2.600%	11/30/20	20	20,098
Teva Pharmaceutical Finance IV BV (Israel),
Gtd. Notes
3.650%	11/10/21	5	4,920

			180,571

Pipelines — 0.1%
Boardwalk Pipelines LP,
Gtd. Notes
4.950%	12/15/24	5	5,417

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31	10	$9,993
3.701%	01/15/39	5	5,100
Columbia Pipeline Group, Inc.,
Gtd. Notes
3.300%	06/01/20	5	5,015
Energy Transfer Operating LP,
Gtd. Notes
5.250%	04/15/29	10	11,244
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
4.350%	07/15/25	5	5,413
MPLX LP,
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.100%
2.985%(c)	09/09/22	20	20,056
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.600%	11/01/24	5	5,157
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	10	10,596
Spectra Energy Partners LP,
Gtd. Notes
3.375%	10/15/26	15	15,511

			93,502

Real Estate Investment Trusts (REITs) — 0.2%
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.350%	10/01/20	5	5,039
3.625%	11/15/27	35	36,873
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.850%	02/01/25	5	5,253
3.900%	03/15/27	5	5,241
Crown Castle International Corp.,
Sr. Unsec’d. Notes
3.700%	06/15/26	10	10,568
4.750%	05/15/47	5	5,732
Essex Portfolio LP,
Gtd. Notes
3.000%	01/15/30	5	5,045
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
2.550%	01/15/21	10	10,060
Healthcare Realty Trust, Inc.,
Sr. Unsec’d. Notes
3.625%	01/15/28	10	10,352
Kilroy Realty LP,
Gtd. Notes
3.450%	12/15/24	5	5,203
4.250%	08/15/29	5	5,435
4.375%	10/01/25	5	5,433
Kimco Realty Corp.,
Sr. Unsec’d. Notes
3.400%	11/01/22	5	5,165

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Life Storage LP,
Gtd. Notes
4.000%	06/15/29	15	$16,022
Simon Property Group LP,
Sr. Unsec’d. Notes
3.375%	10/01/24	5	5,261
VEREIT Operating Partnership LP,
Gtd. Notes
4.625%	11/01/25	20	21,902
WP Carey, Inc.,
Sr. Unsec’d. Notes
3.850%	07/15/29	20	21,108

			179,692

Retail — 0.1%
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.125%	04/21/26	5	5,155
3.750%	06/01/27	15	16,012
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
3.600%	09/01/27	20	21,383
QVC, Inc.,
Sr. Sec’d. Notes
4.850%	04/01/24	5	5,251

			47,801

Semiconductors — 0.1%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
2.850%	03/12/20	10	10,015
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
2.200%	01/15/21	20	20,009
3.000%	01/15/22	15	15,221
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.185%	02/15/27	10	10,701
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
3.250%	05/20/27	12	12,606

			68,552

Software — 0.1%
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.200%	07/01/26	10	10,370
Microsoft Corp.,
Sr. Unsec’d. Notes
4.200%	11/03/35	10	11,861
Oracle Corp.,
Sr. Unsec’d. Notes
2.400%	09/15/23	25	25,406

			47,637

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications — 0.0%
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.625%	08/15/26	45	$45,703

Toys/Games/Hobbies — 0.0%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.000%	11/19/24	15	15,069

Transportation — 0.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.050%	09/01/22	10	10,268
4.150%	04/01/45	10	11,437
Kansas City Southern,
Gtd. Notes
2.875%	11/15/29	5	4,990

			26,695

Trucking & Leasing — 0.0%
GATX Corp.,
Sr. Unsec’d. Notes
2.600%	03/30/20	5	5,003
3.500%	03/15/28	15	15,298
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
3.200%	07/15/20	10	10,044

			30,345

TOTAL CORPORATE BONDS (cost $2,713,957)			2,847,310

MUNICIPAL BONDS — 0.1%
California — 0.0%
State of California,
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40	5	7,970
University of California,
Taxable, Revenue Bonds, Series J
4.131%	05/15/45	5	5,518

			13,488

Florida — 0.0%
Country of Miami-Dade Water & Sewer System,
Taxable, Revenue Bonds, Series C
3.490%	10/01/42	5	5,032
County of Miami-Dade FL Transit System,
Revenue Bonds, BABs, Series B
5.624%	07/01/40	10	12,776
State Board of Administration Finance Corp.,
Taxable, Revenue Bonds, Series A
2.638%	07/01/21	5	5,060

			22,868

Georgia — 0.0%
Municipal Electric Authority of Georgia,
Taxable, Revenue Bonds, BABs
6.655%	04/01/57	15	20,847

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
South Carolina — 0.0%
South Carolina Public Service Authority,
Taxable, Revenue Bonds, Series D
2.388%	12/01/23	5	$4,978

Texas — 0.1%
Texas A&M University,
Taxable, Revenue Bonds, Series B
3.330%	05/15/39	25	25,476

Wisconsin — 0.0%
State of Wisconsin,
Taxable, Revenue Bonds, Series A
3.954%	05/01/36	15	16,052

TOTAL MUNICIPAL BONDS (cost $97,616)			103,709

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	09/25/31	2	2,329
Fannie Mae Connecticut Avenue Securities,
Series 2017-C04, Class 2ED2, 1 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
2.892%(c)	11/25/29	20	19,876
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2018-SPI02, Class M1, 144A
3.813%(cc)	05/25/48	9	8,507
Series 2019-HQA04, Class M1, 144A, 1 Month LIBOR + 0.770% (Cap N/A, Floor 0.000%)
2.562%(c)	11/25/49	10	10,003
Seasoned Credit Risk Transfer Trust,
Series 2016-01, Class M1, 144A
3.000%(cc)	09/25/55	10	9,783

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $50,084)			50,498

SOVEREIGN BONDS — 0.1%
Province of Alberta (Canada),
Sr. Unsec’d. Notes
2.200%	07/26/22	20	20,197
3.300%	03/15/28	20	21,672
Province of British Columbia (Canada),
Sr. Unsec’d. Notes
2.000%	10/23/22	10	10,073
Province of Manitoba (Canada),
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24	22	22,620
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
3.625%	02/24/28	20	21,915
Province of Ontario (Canada),
Sr. Unsec’d. Notes
2.550%	02/12/21	20	20,168
Province of Quebec (Canada),
Sr. Unsec’d. Notes, Series QO
2.875%	10/16/24	10	10,455

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes
3.250%	04/06/26	5	$5,301

TOTAL SOVEREIGN BONDS (cost $126,808)			132,401

U.S. GOVERNMENT AGENCY OBLIGATION — 0.1%
Federal Home Loan Banks
1.375%	09/28/20	40	39,925

(cost $39,969)

U.S. TREASURY OBLIGATIONS — 10.9%
U.S. Treasury Bonds
2.250%	08/15/49	130	126,100
2.500%	02/15/45	128	130,680
2.750%	11/15/42	10	10,675
2.750%	08/15/47	500	536,172
2.875%	08/15/45	80	87,475
3.000%	11/15/44	45	50,189
3.000%	05/15/45	5	5,586
3.000%	11/15/45	50	55,953
3.000%	02/15/47	85	95,505
3.000%	05/15/47	15	16,854
3.000%	02/15/48	40	44,969
3.000%	08/15/48	60	67,575
3.125%	11/15/41	68	77,137
3.125%	02/15/43	18	19,852
3.125%	08/15/44	102	116,105
3.375%	05/15/44	5	5,920
3.500%	02/15/39	20	23,972
3.625%	08/15/43	50	61,336
4.500%	02/15/36	67	88,848
4.500%	05/15/38	305	412,084
U.S. Treasury Inflation Indexed Bonds, TIPS
0.125%	04/15/21	623	621,728
0.125%	01/15/22	427	426,818
0.125%	04/15/22	218	217,616
0.125%	07/15/22	855	858,821
0.125%	01/15/23	683	683,565
0.125%	10/15/24	459	462,240
0.125%	07/15/26	241	241,980
0.250%	01/15/25	90	91,257
0.250%	07/15/29	292	294,940
0.375%	07/15/25	321	327,604
0.375%	01/15/27	49	49,792
0.375%	07/15/27	93	94,517
0.500%	04/15/24	437	444,612
0.500%	01/15/28	132	136,057
0.625%	07/15/21	577	583,413
0.625%	04/15/23	487	494,638
0.625%	01/15/24	257	262,529
0.625%	01/15/26	225	232,286
0.625%	02/15/43	18	17,930
0.750%	07/15/28	124	130,634
0.750%	02/15/42	13	13,629
0.750%	02/15/45	34	35,225
0.875%	01/15/29	36	37,920
0.875%	02/15/47	39	42,393
1.000%	02/15/46	141	155,513

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
1.000%	02/15/49		51	$56,951
1.375%	02/15/44		96	113,487
2.125%	02/15/40		31	40,527
2.500%	01/15/29		114	137,079
U.S. Treasury Notes
1.625%	08/31/22	(k)	625	625,293
1.625%	11/15/22		35	35,008
2.000%	11/30/22		5	5,054
2.000%	05/31/24		80	81,069
2.250%	11/15/24		5	5,128
2.250%	08/15/27		180	185,006
2.625%	12/15/21		15	15,295
2.750%	07/31/23		5	5,191
3.125%	05/15/21		10	10,202

TOTAL U.S. TREASURY OBLIGATIONS (cost $9,959,164)				10,305,934

TOTAL LONG-TERM INVESTMENTS (cost $81,725,898)				93,513,588

			Shares

SHORT-TERM INVESTMENTS — 2.1%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)			1,024,315	1,024,315
PGIM Institutional Money Market Fund (cost $993,627; includes $991,483 of cash collateral for securities on loan)(b)(w)			993,496	993,694

TOTAL SHORT-TERM INVESTMENTS (cost $2,017,942)				2,018,009

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 101.2%
(cost $83,743,840)				95,531,597

OPTION WRITTEN* — (0.3)%
(premiums received $125,971)				(246,100)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 100.9% (cost $83,617,869)				95,285,497
Liabilities in excess of other assets(z) — (0.9)%				(877,438)

NET ASSETS — 100.0%				$94,408,059

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

**	Investments are affiliated with the Subadvisor.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $971,733; cash collateral of $991,483 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Written:

Exchange Traded

Description	Call/ Put	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
S&P 500 Index	Call	01/17/20	3,125.00	23	2	$(246,100)

(premiums received $125,971)

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
4	2 Year U.S. Treasury Notes	Mar. 2020	$862,000	$713
14	5 Year U.S. Treasury Notes	Mar. 2020	1,660,531	(8,551)
1	10 Year U.S. Ultra Treasury Notes	Mar. 2020	140,703	(1,095)
24	S&P 500 E-Mini Index	Mar. 2020	3,877,320	63,509

				54,576

Short Positions:
10	10 Year U.S. Treasury Notes	Mar. 2020	1,284,219	14,361
1	20 Year U.S. Treasury Bonds	Mar. 2020	155,906	2,186

				16,547

				$71,123

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Japanese Yen,
Expiring 01/15/20	Morgan Stanley & Co. LLC	JPY	3,852	$35,558	$35,482	$76	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$175,082

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$775,204	$567,351	$—
Air Freight & Logistics	250,586	—	—
Airlines	115,597	10,561	—
Auto Components	297,031	242,606	—
Automobiles	94,913	352,692	—
Banks	2,515,522	1,666,506	—
Beverages	313,482	375,512	—
Biotechnology	1,121,553	126,608	—
Building Products	63,094	96,231	—
Capital Markets	1,455,219	489,319	—

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Chemicals	$1,368,836	$645,343	$—
Commercial Services & Supplies	263,875	221,801	—
Communications Equipment	292,608	—	—
Construction & Engineering	175,915	49,585	—
Construction Materials	47,715	67,421	—
Consumer Finance	285,861	4,436	—
Containers & Packaging	526,649	169,335	—
Distributors	25,227	15,969	—
Diversified Consumer Services	104,766	49,294	—
Diversified Financial Services	188,477	207,563	—
Diversified Telecommunication Services	206,447	455,785	—
Electric Utilities	1,740,551	133,508	—
Electrical Equipment	88,407	230,483	—
Electronic Equipment, Instruments & Components	398,592	326,666	—
Energy Equipment & Services	366,715	82,000	—
Entertainment	685,886	127,823	—
Equity Real Estate Investment Trusts (REITs)	2,778,159	301,337	—
Food & Staples Retailing	169,903	427,077	—
Food Products	674,364	395,002	—
Gas Utilities	182,201	—	—
Health Care Equipment & Supplies	2,746,734	484,954	—
Health Care Providers & Services	1,464,437	91,800	—
Health Care Technology	83,559	—	—
Hotels, Restaurants & Leisure	1,200,794	97,282	—
Household Durables	93,293	244,743	—
Household Products	74,594	151,189	—
Independent Power & Renewable Electricity Producers	23,726	126,214	—
Industrial Conglomerates	1,197,796	411,569	—
Insurance	2,174,092	1,039,627	—
Interactive Media & Services	2,243,996	816,767	—
Internet & Direct Marketing Retail	2,319,512	450,618	—
IT Services	3,325,540	362,792	—
Leisure Products	75,041	56,021	—
Life Sciences Tools & Services	757,919	175,898	—
Machinery	839,593	328,294	—
Marine	26,232	19,551	—
Media	482,283	176,931	—
Metals & Mining	1,036,589	1,392,764	—
Mortgage Real Estate Investment Trusts (REITs)	174,750	—	—
Multiline Retail	488,735	83,232	—
Multi-Utilities	637,162	68,010	—
Oil, Gas & Consumable Fuels	1,750,700	847,118	—
Paper & Forest Products	83,262	11,552	—
Personal Products	26,004	192,400	—
Pharmaceuticals	1,185,202	1,137,695	—
Professional Services	359,960	179,625	—
Real Estate Management & Development	82,848	420,231	—
Road & Rail	579,196	—	—
Semiconductors & Semiconductor Equipment	2,465,839	883,446	—
Software	3,611,768	230,027	—
Specialty Retail	625,869	89,197	—
Technology Hardware, Storage & Peripherals	858,180	502,387	—
Textiles, Apparel & Luxury Goods	280,382	230,978	—
Thrifts & Mortgage Finance	68,538	226,567	—
Tobacco	186,602	187,843	—
Trading Companies & Distributors	172,190	107,172	—
Transportation Infrastructure	11,806	22,005	—
Water Utilities	126,186	—	—
Wireless Telecommunication Services	19,557	109,612	—

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Preferred Stocks
Banks	$135,818	$—	$—
Electric Utilities	57,296	—	—
Health Care Equipment & Supplies	23,239	14,421	—
Machinery	32,008	—	—
Metals & Mining	9,983	—	—
Multi-Utilities	48,271	—	—
Semiconductors & Semiconductor Equipment	32,983	—	—
Technology Hardware, Storage & Peripherals	—	29,693	—
Unaffiliated Funds	7,788,325	—	—
Asset-Backed Securities
Automobiles	—	149,485	—
Credit Cards	—	10,154	—
Equipment	—	24,227	—
Other	—	124,413	—
Commercial Mortgage-Backed Securities	—	225,749	—
Corporate Bonds	—	2,847,310	—
Municipal Bonds	—	103,709	—
Residential Mortgage-Backed Securities	—	50,498	—
Sovereign Bonds	—	132,401	—
U.S. Government Agency Obligation	—	39,925	—
U.S. Treasury Obligations	—	10,305,934	—
Affiliated Mutual Funds	2,018,009	—	—

Total	$61,679,753	$33,851,844	$—

Liabilities
Option Written	$(246,100)	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$80,769	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	76	—

Total	$80,769	$76	$—

Liabilities
Futures Contracts	$(9,646)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Treasury Obligations	10.9%
Unaffiliated Funds	8.3
Banks	5.2
Software	4.2
IT Services	3.9
Semiconductors & Semiconductor Equipment	3.6
Insurance	3.5
Health Care Equipment & Supplies	3.4
Equity Real Estate Investment Trusts (REITs)	3.3
Interactive Media & Services	3.2
Internet & Direct Marketing Retail	2.9
Oil, Gas & Consumable Fuels	2.8
Pharmaceuticals	2.7

Metals & Mining	2.6%
Chemicals	2.1
Affiliated Mutual Funds (1.1% represents investments purchased with collateral from securities on loan)	2.1
Capital Markets	2.1
Electric Utilities	2.1
Industrial Conglomerates	1.7
Health Care Providers & Services	1.7
Technology Hardware, Storage & Peripherals	1.4
Aerospace & Defense	1.4
Hotels, Restaurants & Leisure	1.4
Biotechnology	1.3
Machinery	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):

Food Products	1.1%
Life Sciences Tools & Services	1.0
Entertainment	0.9
Multi-Utilities	0.9
Media	0.8
Electronic Equipment, Instruments & Components	0.8
Specialty Retail	0.8
Beverages	0.7
Containers & Packaging	0.7
Diversified Telecommunication Services	0.7
Automobiles	0.7
Food & Staples Retailing	0.6
Road & Rail	0.6
Multiline Retail	0.6
Auto Components	0.6
Professional Services	0.6
Diversified Financial Services	0.6
Textiles, Apparel & Luxury Goods	0.5
Real Estate Management & Development	0.5
Commercial Services & Supplies	0.5
Energy Equipment & Services	0.5
Tobacco	0.4
Household Durables	0.4
Electrical Equipment	0.3
Thrifts & Mortgage Finance	0.3
Communications Equipment	0.3
Consumer Finance	0.3
Trading Companies & Distributors	0.3
Air Freight & Logistics	0.3
Household Products	0.2
Commercial Mortgage-Backed Securities	0.2
Construction & Engineering	0.2
Airlines	0.2
Personal Products	0.2
Electric	0.2
Gas Utilities	0.2
Real Estate Investment Trusts (REITs)	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.2
Oil & Gas	0.2
Building Products	0.2
Healthcare-Services	0.2
Diversified Consumer Services	0.2
Auto Manufacturers	0.2
Independent Power & Renewable Electricity Producers	0.2
Sovereign Bonds	0.1

Leisure Products	0.1%
Wireless Telecommunication Services	0.1
Water Utilities	0.1
Other	0.1
Construction Materials	0.1
Municipal Bonds	0.1
Paper & Forest Products	0.1
Pipelines	0.1
Health Care Technology	0.1
Semiconductors	0.1
Advertising	0.1
Computers	0.1
Residential Mortgage-Backed Securities	0.1
Retail	0.1
Commercial Services	0.1
Marine	0.1
Distributors	0.1
U.S. Government Agency Obligation	0.1
Telecommunications	0.0	*
Machinery-Diversified	0.0	*
Internet	0.0	*
Transportation Infrastructure	0.0	*
Trucking & Leasing	0.0	*
Electronics	0.0	*
Transportation	0.0	*
Gas	0.0	*
Equipment	0.0	*
Agriculture	0.0	*
Environmental Control	0.0	*
Iron/Steel	0.0	*
Miscellaneous Manufacturing	0.0	*
Toys/Games/Hobbies	0.0	*
Forest Products & Paper	0.0	*
Credit Cards	0.0	*
Multi-National	0.0	*
Packaging & Containers	0.0	*
Building Materials	0.0	*

	101.2
Option Written	(0.3)
Liabilities in excess of other assets	(0.9)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$63,509	*	—	$—
Equity contracts		—		Options written outstanding, at value	246,100
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	76		—	—
Interest rate contracts	Due from/to broker-variation margin futures	17,260	*	Due from/to broker-variation margin futures	9,646	*

		$80,845			$255,746

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Warrants(1)	Options Written	Futures	Forward Currency Exchange Contracts
Equity contracts	$120	$(20)	$(687,972)	$503,991	$—
Foreign exchange contracts	—	—	—	—	(1,977)
Interest rate contracts	—	—	—	(12,665)	—

Total	$120	$(20)	$(687,972)	$491,326	$(1,977)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Written	Futures	Forward Currency Exchange Contracts
Equity contracts	$(58)	$(246,846)	$45,583	$—
Foreign exchange contracts	—	—	—	943
Interest rate contracts	—	—	6,989	—

Total	$(58)	$(246,846)	$52,572	$943

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Written(1)	Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$2,460	$4,392,311	$1,301,722

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward Foreign Currency Exchange Contracts—Sold(2)
$25,479

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$971,733	$(971,733)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Morgan Stanley & Co. LLC	$76	$—	$76	$—	$76

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $971,733:
Unaffiliated investments (cost $81,725,898)	$93,513,588
Affiliated investments (cost $2,017,942)	2,018,009
Foreign currency, at value (cost $78,497)	79,364
Cash	54
Dividends and interest receivable	193,355
Receivable for investments sold	162,739
Tax reclaim receivable	38,972
Due from broker-variation margin futures	10,365
Receivable for Portfolio shares sold	1,425
Receivable from affiliate	774
Unrealized appreciation on OTC forward foreign currency exchange contracts	76
Prepaid expenses and other assets	3,627

Total Assets	96,022,348

LIABILITIES
Payable to broker for collateral for securities on loan	991,483
Options written outstanding, at value (proceeds received $125,971)	246,100
Payable for investments purchased	146,353
Custodian and accounting fees payable	112,711
Accrued expenses and other liabilities	50,421
Management fee payable	35,418
Payable to affiliate	22,337
Foreign capital gains tax liability accrued	4,323
Distribution fee payable	3,886
Payable for Portfolio shares repurchased	900
Affiliated transfer agent fee payable	357

Total Liabilities	1,614,289

NET ASSETS	$94,408,059

Net assets were comprised of:
Partners’ Equity	$94,408,059

Net asset value and redemption price per share, $94,408,059 / 6,296,066 outstanding shares of beneficial interest	$14.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $65,468 foreign with holding tax, of which $8,607 is reimbursable by an affiliate)	$1,657,137
Interest income	361,289
Affiliated dividend income	30,028
Income from securities lending, net (including affiliated income of $2,846)	7,127

Total income	2,055,581

EXPENSES
Management fee	618,257
Distribution fee	211,009
Custodian and accounting fees	360,638
Fund data services	34,516
Audit fee	26,700
Shareholders’ reports	15,624
Legal fees and expenses	11,390
Trustees’ fees	10,762
Transfer agent’s fees and expenses (including affiliated expense of $2,368)	7,009
Miscellaneous	49,115

Total expenses	1,345,020
Less: Fee waiver and/or expense reimbursement	(506,446)

Net expenses	838,574

NET INVESTMENT INCOME (LOSS)	1,217,007

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $163)	2,369,948
Futures transactions	491,326
Forward currency contract transactions	(1,977)
Options written transactions	(687,972)
Foreign currency transactions	(61,750)

2,109,575

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $161) (net of change in foreign capital gains taxes $3,589)	12,762,561
Futures	52,572
Forward currency contracts	943
Options written	(246,846)
Foreign currencies	595

12,569,825

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	14,679,400

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,896,407

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$1,217,007	$944,054
Net realized gain (loss) on investment and foreign currency transactions	2,109,575	2,302,685
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	12,569,825	(7,850,492)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,896,407	(4,603,753)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [652,842 and 665,242 shares, respectively]	9,072,450	8,825,494
Portfolio shares issued in merger [1,262,091 and 0 shares, respectively]	16,356,808	—
Portfolio shares repurchased [471,799 and 237,627 shares, respectively]	(6,512,059)	(3,111,904)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	18,917,199	5,713,590

CAPITAL CONTRIBUTIONS	150	8,410

TOTAL INCREASE (DECREASE)	34,813,756	1,118,247
NET ASSETS:
Beginning of year	59,594,303	58,476,056

End of year	$94,408,059	$59,594,303

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 99.7%

ASSET-BACKED SECURITIES — 4.6%
Canada — 0.4%
CARDS Trust,
Series 2018-01A, Class A, 144A, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.000%)
2.090%(c)	04/17/23	9,910	$9,913,783

United States — 4.2%
American Credit Acceptance Receivables Trust,
Series 2019-04, Class A, 144A
2.180%	02/13/23	2,860	2,860,090
Series 2019-04, Class B, 144A
2.430%	10/12/23	3,735	3,735,304
AmeriCredit Automobile Receivables Trust,
Series 2017-03, Class D
3.180%	07/18/23	9,146	9,272,395
Series 2018-03, Class A2B, 1 Month LIBOR + 0.250% (Cap N/A, Floor 0.250%)
1.995%(c)	01/18/22	2,087	2,086,993
ARI Fleet Lease Trust,
Series 2018-A, Class A2, 144A
2.550%	10/15/26	563	563,621
Series 2018-A, Class A3, 144A
2.840%	10/15/26	1,357	1,370,804
DLL LLC,
Series 2018-ST02, Class A2, 144A
3.140%	10/20/20	1,206	1,207,286
DT Auto Owner Trust,
Series 2019-04A, Class A, 144A
2.170%	05/15/23	4,816	4,816,961
Enterprise Fleet Financing LLC,
Series 2018-01, Class A2, 144A
2.870%	10/20/23	1,814	1,821,298
Series 2018-01, Class A3, 144A
3.100%	10/20/23	4,455	4,519,227
Series 2018-03, Class A2, 144A
3.380%	05/20/24	2,687	2,720,389
Exeter Automobile Receivables Trust,
Series 2018-04A, Class A, 144A
3.050%	12/15/21	461	461,456
Series 2019-04A, Class A, 144A
2.180%	01/17/23	4,867	4,868,457
First Investors Auto Owner Trust,
Series 2018-01A, Class A1, 144A
2.840%	05/16/22	233	233,237
Series 2018-02A, Class A1, 144A
3.230%	12/15/22	967	970,730
Series 2019-02A, Class A, 144A
2.210%	09/16/24	5,833	5,834,464
HPEFS Equipment Trust,
Series 2019-01A, Class A2, 144A
2.190%	09/20/29	1,045	1,045,870
Series 2019-01A, Class A3, 144A
2.210%	09/20/29	694	694,420
Marlette Funding Trust,
Series 2018-02A, Class A, 144A
3.060%	07/17/28	385	385,558
Series 2018-03A, Class A, 144A
3.200%	09/15/28	1,119	1,120,875

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2018-04A, Class A, 144A
3.710%	12/15/28	784	$790,388
Series 2019-03A, Class A, 144A
2.690%	09/17/29	6,792	6,809,985
Series 2019-04A, Class A, 144A
2.390%	12/17/29	4,975	4,974,995
Nissan Auto Lease Trust,
Series 2018-A, Class A2B, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.000%)
1.890%(c)	02/16/21	2,893	2,892,563
OneMain Financial Issuance Trust,
Series 2019-01A, Class A, 144A
3.480%	02/14/31	9,475	9,579,609
Sofi Consumer Loan Program LLC,
Series 2016-01, Class A, 144A
3.260%	08/25/25	4,305	4,335,124
Sofi Consumer Loan Program Trust,
Series 2018-02, Class A2, 144A
3.350%	04/26/27	5,985	6,020,305
SoFi Consumer Loan Program Trust,
Series 2019-01, Class A, 144A
3.240%	02/25/28	2,419	2,435,619
Series 2019-04, Class A, 144A
2.450%	08/25/28	7,661	7,671,285
Volkswagen Auto Loan Enhanced Trust,
Series 2018-01, Class A2B, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.000%)
1.945%(c)	07/20/21	2,229	2,228,562
Westlake Automobile Receivables Trust,
Series 2018-02A, Class A2B, 144A, 1 Month LIBOR + 0.330% (Cap N/A, Floor 0.330%)
2.070%(c)	09/15/21	911	911,006
Series 2018-03A, Class A2B, 144A, 1 Month LIBOR + 0.350% (Cap N/A, Floor 0.000%)
2.090%(c)	01/18/22	2,048	2,047,917
Series 2019-03A, Class A2, 144A
2.150%	02/15/23	7,140	7,140,317

			108,427,110

TOTAL ASSET-BACKED SECURITIES (cost $117,774,497)			118,340,893

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
United States
BANK,
Series 2017-BNK09, Class XA, IO
0.813%(cc)	11/15/54	1,794	88,760
BBCMS Mortgage Trust,
Series 2017-C01, Class A4
3.674%	02/15/50	720	771,280
Series 2017-C01, Class XA, IO
1.501%(cc)	02/15/50	1,352	108,908
CFCRE Commercial Mortgage Trust,
Series 2016-C03, Class A3
3.865%	01/10/48	605	649,317
Series 2016-C07, Class A3
3.839%	12/10/54	570	613,843

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2017-C8, Class A4
3.572%	06/15/50	580	$614,713
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class XA, IO
0.954%(cc)	07/10/47	2,880	110,020
Commercial Mortgage Trust,
Series 2012-CR04, Class A3
2.853%	10/15/45	408	412,779
Series 2012-CR05, Class A4
2.771%	12/10/45	792	802,509
Series 2013-CR06, Class A4
3.101%	03/10/46	745	761,406
Series 2013-CR07, Class A4
3.213%	03/10/46	397	406,886
Series 2013-CR07, Class XA, IO
1.202%(cc)	03/10/46	1,455	44,026
Series 2013-CR08, Class A5
3.612%(cc)	06/10/46	730	760,550
Series 2013-CR10, Class A4
4.210%(cc)	08/10/46	115	122,467
Series 2013-CR10, Class XA, IO
0.665%(cc)	08/10/46	3,252	70,275
Series 2013-CR13, Class A4
4.194%(cc)	11/10/46	225	240,320
Series 2013-LC06, Class A4
2.941%	01/10/46	892	907,086
Series 2014-CR14, Class XA, IO
0.615%(cc)	02/10/47	4,487	96,909
Series 2014-UBS02, Class A5
3.961%	03/10/47	905	960,682
Series 2014-UBS04, Class A5
3.694%	08/10/47	850	896,463
Series 2015-CR22, Class A5
3.309%	03/10/48	300	312,692
Series 2015-DC01, Class A5
3.350%	02/10/48	745	775,775
Series 2015-PC01, Class A5
3.902%	07/10/50	673	717,503
Series 2016-DC02, Class A5
3.765%	02/10/49	285	304,195
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A3
3.544%	11/15/48	770	813,013
Series 2016-C05, Class A5
3.757%	11/15/48	63	66,855
Series 2016-C07, Class A5
3.502%	11/15/49	490	518,303
GS Mortgage Securities Trust,
Series 2014-GC26, Class A5
3.629%	11/10/47	955	1,007,433
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A4
3.363%	07/15/45	527	545,201
Series 2014-C22, Class A4
3.801%	09/15/47	845	896,785

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2015-C28, Class A3
2.912%	10/15/48	215	$219,540
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-C08, Class A3
2.829%	10/15/45	613	622,159
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C08, Class A4
3.134%	12/15/48	840	859,974
Series 2013-C10, Class A4
4.081%(cc)	07/15/46	180	190,533
Series 2015-C24, Class A4
3.732%	05/15/48	870	925,343
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A3
3.337%	12/15/49	365	382,936
Series 2016-UB12, Class A4
3.596%	12/15/49	765	813,850
Series 2017-H01, Class XA, IO
1.435%(cc)	06/15/50	1,182	86,257
UBS Commercial Mortgage Trust,
Series 2017-C02, Class XA, IO
1.088%(cc)	08/15/50	2,353	146,425
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C03, Class A4
3.091%	08/10/49	785	800,279
Series 2013-C06, Class A4
3.244%	04/10/46	785	807,596
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class A5
3.405%	12/15/47	970	1,014,384
Series 2015-C26, Class A4
3.166%	02/15/48	10	10,355
Series 2015-C27, Class A5
3.451%	02/15/48	928	973,539
Series 2015-C29, Class A4
3.637%	06/15/48	480	509,046
Series 2015-SG01, Class A4
3.789%	09/15/48	580	618,015
Series 2016-LC24, Class A4
2.942%	10/15/49	170	174,319
Series 2016-NXS06, Class A4
2.918%	11/15/49	360	368,680
Series 2017-C38, Class A5
3.453%	07/15/50	780	825,906
Series 2017-C39, Class XA, IO
1.130%(cc)	09/15/50	1,571	100,737
WFRBS Commercial Mortgage Trust,
Series 2012-C07, Class A2
3.431%	06/15/45	955	979,236
Series 2012-C09, Class A3
2.870%	11/15/45	205	208,314
Series 2012-C10, Class A3
2.875%	12/15/45	605	614,736

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (cont’d.)
Series 2014-C20, Class A4
3.723%	05/15/47		375	$388,996

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $27,613,714)				28,038,109

CORPORATE BONDS — 34.6%
Belgium — 1.1%
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
3.500%	01/12/24		2,475	2,606,613
4.439%	10/06/48		2,500	2,791,776
4.600%	04/15/48		875	996,179
4.750%	01/23/29	15,615		18,101,915
5.550%	01/23/49		1,550	2,009,691

				26,506,174

Chile — 0.0%
Corp. Nacional del Cobre de Chile,
Sr. Unsec’d. Notes
4.375%	02/05/49		600	643,581

China — 0.1%
CNAC HK Finbridge Co. Ltd.,
Gtd. Notes
5.125%	03/14/28		500	560,528
Sinopec Group Overseas Development 2017 Ltd.,
Gtd. Notes
3.250%	09/13/27		1,300	1,332,669
State Grid Overseas Investment 2016 Ltd.,
Gtd. Notes, EMTN
4.250%	05/02/28		1,000	1,108,222

				3,001,419

France — 2.0%
AXA SA,
Sub. Notes, EMTN
5.125%(ff)	07/04/43	EUR	4,810	6,244,006
BNP Paribas SA,
Sr. Unsec’d. Notes, 144A, MTN
2.950%	05/23/22		3,445	3,508,858
Sub. Notes, EMTN
2.875%(ff)	03/20/26	EUR	1,805	2,091,390
BPCE SA,
Sr. Unsec’d. Notes, EMTN
0.625%	09/26/24	EUR	6,700	7,603,898
Sub. Notes, 144A
5.150%	07/21/24		6,600	7,248,480
Credit Agricole SA,
Sr. Unsec’d. Notes, EMTN
1.375%	03/13/25	EUR	3,000	3,535,256
1.375%	05/03/27	EUR	700	842,114
Orange SA,
Sr. Unsec’d. Notes, EMTN
0.500%	09/04/32	EUR	7,000	7,390,351

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
France (cont’d.)
RCI Banque SA,
Sr. Unsec’d. Notes, EMTN
2.000%	07/11/24	EUR	5,375	$6,351,936
Societe Generale SA,
Sr. Unsec’d. Notes, 144A, MTN
2.500%	04/08/21		4,475	4,496,880
Unibail-Rodamco-Westfield SE,
Gtd. Notes, EMTN
1.000%	02/27/27	EUR	2,000	2,317,355

				51,630,524

Germany — 2.3%
BMW US Capital LLC,
Gtd. Notes, 144A
1.850%	09/15/21		2,350	2,345,796
Daimler Finance North America LLC,
Gtd. Notes, 144A
2.000%	07/06/21		4,725	4,715,682
Deutsche Telekom AG,
Sr. Unsec’d. Notes, EMTN
0.500%	07/05/27	EUR	3,425	3,836,360
1.750%	03/25/31	EUR	2,425	2,955,952
Deutsche Telekom International Finance BV,
Gtd. Notes, EMTN
1.375%	01/30/27	EUR	1,510	1,802,767
E.ON SE,
Sr. Unsec’d. Notes, EMTN
0.350%	02/28/30	EUR	3,550	3,832,223
1.625%	05/22/29	EUR	3,925	4,773,686
innogy Finance BV,
Gtd. Notes, EMTN
1.875%	01/30/20	EUR	5,650	6,346,833
Kreditanstalt fuer Wiederaufbau,
Gov’t. Gtd. Notes
0.375%	04/23/25	EUR	3,350	3,875,394
Gov’t. Gtd. Notes, EMTN
0.875%	07/04/39	EUR	3,750	4,518,217
Volkswagen Bank GmbH,
Sr. Unsec’d. Notes, EMTN
1.250%	06/10/24	EUR	2,600	2,995,790
Wintershall Dea Finance BV,
Gtd. Notes
0.840%	09/25/25	EUR	11,100	12,604,510
1.332%	09/25/28	EUR	2,800	3,199,786

				57,802,996

Indonesia — 0.0%
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes, EMTN
4.375%	02/05/50		700	709,221

Ireland — 0.0%
AIB Mortgage Bank,
Covered Bonds, EMTN
2.250%	03/26/21	EUR	750	868,306

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mexico — 0.3%
Petroleos Mexicanos,
Gtd. Notes, 144A
6.840%	01/23/30		2,700	$2,885,762
7.690%	01/23/50		3,225	3,521,032

				6,406,794

Netherlands — 0.4%
Cooperatieve Rabobank UA,
Sub. Notes
2.500%(ff)	05/26/26	EUR	3,525	4,079,650
ING Groep NV,
Sr. Unsec’d. Notes
3.150%	03/29/22		1,105	1,130,231
Shell International Finance BV,
Gtd. Notes, EMTN
1.625%	03/24/21	EUR	4,025	4,620,775

				9,830,656

Saudi Arabia — 0.2%
Saudi Arabian Oil Co.,
Sr. Unsec’d. Notes, EMTN
2.875%	04/16/24		3,825	3,883,127
3.500%	04/16/29		1,575	1,634,842

				5,517,969

Spain — 2.0%
Abertis Infraestructuras SA,
Sr. Unsec’d. Notes, EMTN
3.000%	03/27/31	EUR	4,300	5,339,177
Banco de Sabadell SA,
Sr. Unsec’d. Notes, EMTN
0.875%	03/05/23	EUR	4,700	5,336,223
1.750%	05/10/24	EUR	7,300	8,455,566
Bankia SA,
Covered Bonds
1.000%	09/25/25	EUR	900	1,059,825
1.125%	08/05/22	EUR	1,300	1,507,905
CaixaBank SA,
Sr. Unsec’d. Notes, EMTN
0.750%	04/18/23	EUR	2,600	2,966,143
1.125%	05/17/24	EUR	2,800	3,248,203
Telefonica Emisiones SA,
Gtd. Notes, EMTN
0.318%	10/17/20	EUR	4,200	4,731,039
0.750%	04/13/22	EUR	7,200	8,214,271
1.477%	09/14/21	EUR	1,000	1,151,449
1.495%	09/11/25	EUR	6,500	7,733,499
2.932%	10/17/29	EUR	1,700	2,281,139

				52,024,439

Supranational Bank — 0.2%
European Investment Bank,
Sr. Unsec’d. Notes, EMTN
1.125%	09/15/36	EUR	4,075	5,090,842

Interest Rate	Maturity Date			Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Switzerland — 0.5%
Credit Suisse AG,
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24			1,550	$1,646,189
Credit Suisse Group AG,
Sr. Unsec’d. Notes, 144A
2.593%(ff)	09/11/25			4,445	4,455,828
Sr. Unsec’d. Notes, EMTN
1.250%(ff)	07/17/25		EUR	175	203,467
UBS Group AG,
Sr. Unsec’d. Notes, 144A
3.126%(ff)	08/13/30			3,725	3,801,422
UBS Group Funding Switzerland AG,
Sr. Unsec’d. Notes
1.500%	11/30/24		EUR	1,425	1,680,200

					11,787,106

United Kingdom — 1.8%
Barclays PLC,
Sr. Unsec’d. Notes
4.610%(ff)	02/15/23			3,250	3,392,917
BAT Capital Corp.,
Gtd. Notes
2.764%	08/15/22			8,650	8,774,508
BP Capital Markets PLC,
Gtd. Notes
3.561%	11/01/21			1,425	1,468,924
Gtd. Notes, EMTN
2.517%	02/17/21		EUR	5,450	6,306,886
HSBC Holdings PLC,
Sr. Unsec’d. Notes
3.262%(ff)	03/13/23			4,475	4,577,175
Sr. Unsec’d. Notes, EMTN
2.256%(ff)	11/13/26		GBP	2,600	3,498,588
Imperial Brands Finance PLC,
Gtd. Notes
0.500%	07/27/21		EUR	1,925	2,173,964
Gtd. Notes, 144A
3.500%	02/11/23			1,400	1,434,276
Nationwide Building Society,
Sr. Unsec’d. Notes, 144A, MTN
3.622%(ff)	04/26/23	(a)		4,235	4,349,958
Vodafone Group PLC,
Sr. Unsec’d. Notes, EMTN
1.625%	11/24/30		EUR	305	361,399
2.200%	08/25/26		EUR	8,025	10,010,017

					46,348,612

United States — 23.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes, 144A
2.300%	11/21/22			7,485	7,517,262
2.600%	11/21/24			7,455	7,517,145
2.950%	11/21/26			6,170	6,269,721
3.200%	11/21/29			7,625	7,772,901
4.250%	11/21/49			1,725	1,825,330

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
2.050%	01/10/23	(a)		7,595	$7,628,498
American International Group, Inc.,
Sr. Unsec’d. Notes
4.750%	04/01/48	(a)		1,670	2,016,132
American Tower Corp.,
Sr. Unsec’d. Notes
2.750%	01/15/27	(a)		1,755	1,755,051
Anthem, Inc.,
Sr. Unsec’d. Notes
2.500%	11/21/20			11,111	11,163,358
2.875%	09/15/29			2,900	2,889,741
4.101%	03/01/28	(a)		1,825	1,982,229
AT&T, Inc.,
Sr. Unsec’d. Notes
0.250%	03/04/26		EUR	10,825	11,890,063
3.400%	05/15/25			6,075	6,366,166
3.600%	02/17/23			75	78,217
3.950%	01/15/25			925	990,170
4.300%	12/15/42			3,325	3,552,982
4.350%	03/01/29	(a)		5,190	5,763,835
4.500%	03/09/48	(a)		1,700	1,878,844
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
3.200%	09/15/49			4,900	4,803,025
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
2.456%(ff)	10/22/25			7,465	7,507,220
3.194%(ff)	07/23/30			5,405	5,591,345
3.458%(ff)	03/15/25			3,085	3,220,009
3.559%(ff)	04/23/27			4,775	5,043,937
3.875%	08/01/25			1,875	2,017,298
3.970%(ff)	03/05/29			2,625	2,856,266
4.271%(ff)	07/23/29			2,955	3,282,243
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
1.125%	03/16/27		EUR	1,900	2,254,724
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
3.001%	08/01/29			1,155	1,178,757
Boston Scientific Corp.,
Sr. Unsec’d. Notes
3.450%	03/01/24			2,275	2,382,032
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
3.200%	06/15/26			4,995	5,244,803
Capital One NA,
Sr. Unsec’d. Notes
2.250%	09/13/21			6,950	6,979,248
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25			6,620	7,294,453
Chubb INA Holdings, Inc.,
Gtd. Notes
2.300%	11/03/20			2,855	2,863,567

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.980%(ff)	03/20/30	(a)		5,275	$5,759,781
4.075%(ff)	04/23/29	(a)		5,130	5,617,836
Sub. Notes
3.875%	03/26/25			1,425	1,507,406
Cleco Corporate Holdings LLC,
Sr. Unsec’d. Notes
3.743%	05/01/26	(a)		1,550	1,598,501
CNA Financial Corp.,
Sr. Unsec’d. Notes
3.450%	08/15/27			1,050	1,091,411
7.250%	11/15/23			2,575	3,003,699
Comcast Corp.,
Gtd. Notes
3.950%	10/15/25			10,995	11,996,658
4.150%	10/15/28			5,400	6,074,875
4.600%	10/15/38			250	297,714
Commonwealth Edison Co.,
First Mortgage
3.700%	03/01/45			900	955,609
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27			6,615	6,956,474
4.300%	08/15/28			1,110	1,209,129
4.375%	01/15/25			1,175	1,214,587
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24			3,050	3,134,949
3.500%	08/15/27			5,050	5,270,710
4.600%	08/15/47			2,750	3,058,355
CVS Health Corp.,
Sr. Unsec’d. Notes
3.350%	03/09/21			1,251	1,270,780
4.100%	03/25/25			4,025	4,325,439
4.300%	03/25/28			3,075	3,361,593
5.050%	03/25/48			800	946,874
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.850%	12/15/25	(a)		400	474,124
DH Europe Finance II Sarl,
Gtd. Notes
0.450%	03/18/28		EUR	2,615	2,898,867
2.200%	11/15/24			1,880	1,882,694
Discover Bank,
Sr. Unsec’d. Notes
2.450%	09/12/24			5,775	5,762,972
Discovery Communications LLC,
Gtd. Notes
2.950%	03/20/23			2,385	2,432,040
3.450%	03/15/25			7,780	8,116,636
3.950%	06/15/25			3,895	4,164,484
3.950%	03/20/28			2,850	3,044,296
4.900%	03/11/26	(a)		1,040	1,163,130
5.300%	05/15/49			1,375	1,626,000

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Dominion Energy, Inc.,
Sr. Unsec’d. Notes
4.250%	06/01/28	(a)		2,120	$2,344,367
Energy Transfer Operating LP,
Gtd. Notes
4.050%	03/15/25			2,190	2,286,980
4.500%	04/15/24			2,175	2,314,462
Enterprise Products Operating LLC,
Gtd. Notes
3.125%	07/31/29			4,500	4,629,000
Exelon Corp.,
Sr. Unsec’d. Notes
2.450%	04/15/21			485	487,140
5.150%	12/01/20			2,000	2,039,802
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
0.125%	12/03/22		EUR	4,935	5,544,540
0.750%	05/21/23		EUR	5,955	6,817,628
1.500%	05/21/27		EUR	2,505	2,971,121
4.750%	05/15/48	(a)		2,675	3,237,003
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series A
2.850%	07/15/22			4,875	4,950,213
Sr. Unsec’d. Notes, Series B
3.900%	07/15/27			3,500	3,743,616
Sr. Unsec’d. Notes, Series C
4.850%	07/15/47			875	1,030,253
7.375%	11/15/31			4,085	5,753,144
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.750%	07/01/24			5,900	6,011,296
3.500%	07/01/29			4,625	4,862,521
4.400%	07/01/49			1,400	1,590,024
Fox Corp.,
Sr. Unsec’d. Notes, 144A
4.030%	01/25/24			1,545	1,645,719
4.709%	01/25/29	(a)		13,600	15,503,170
5.576%	01/25/49			2,900	3,683,569
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
4.418%	11/15/35			2,550	2,720,092
General Motors Financial Co., Inc.,
Gtd. Notes
3.200%	07/06/21			8,190	8,296,495
Georgia Power Co.,
Sr. Unsec’d. Notes
4.300%	03/15/42			4,350	4,763,287
Global Payments, Inc.,
Sr. Unsec’d. Notes
2.650%	02/15/25			5,675	5,705,787
3.200%	08/15/29			2,450	2,495,078
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
2.625%	04/25/21			505	508,977
2.750%	09/15/20			2,480	2,491,719
4.223%(ff)	05/01/29	(a)		5,075	5,589,578

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
Sr. Unsec’d. Notes, EMTN
2.000%	07/27/23		EUR	2,975	$3,546,073
Sr. Unsec’d. Notes, MTN
2.905%(ff)	07/24/23			6,570	6,680,599
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27	(a)		5,975	6,379,123
5.600%	02/15/41			1,525	1,779,747
International Business Machines Corp.,
Sr. Unsec’d. Notes
3.300%	05/15/26			7,730	8,147,909
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.301%(ff)	10/15/25			8,125	8,115,729
2.739%(ff)	10/15/30			2,975	2,975,976
3.960%(ff)	01/29/27	(a)		4,525	4,911,135
4.452%(ff)	12/05/29			4,050	4,608,088
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.150%	02/01/24			754	800,613
4.250%	09/01/24			1,146	1,225,272
5.300%	09/15/20			820	838,632
Kinder Morgan, Inc.,
Gtd. Notes
4.300%	06/01/25	(a)		6,100	6,610,190
Gtd. Notes, 144A
5.625%	11/15/23			1,350	1,494,912
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.500%	12/29/20			1,190	1,207,714
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.625%	09/01/49			1,100	1,122,853
Medtronic Global Holdings SCA,
Gtd. Notes
1.000%	07/02/31		EUR	4,270	4,931,778
MetLife, Inc.,
Sr. Unsec’d. Notes, Series D
4.368%	09/15/23			2,150	2,330,763
Microsoft Corp.,
Sr. Unsec’d. Notes
1.550%	08/08/21			4,300	4,294,743
Molson Coors Brewing Co.,
Gtd. Notes
3.000%	07/15/26	(a)		1,625	1,642,239
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
4.431%(ff)	01/23/30			3,285	3,711,732
MPLX LP,
Sr. Unsec’d. Notes, 144A
3.500%	12/01/22			500	514,941
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
2.750%	11/01/29	(a)		4,200	4,205,456
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.600%	08/13/21			1,640	1,650,960

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
2.700%	08/15/22	(a)		2,900	$2,930,212
2.900%	08/15/24			5,265	5,345,813
3.200%	08/15/26	(a)		3,085	3,118,656
4.100%	02/15/47			770	747,949
4.400%	04/15/46			1,105	1,119,864
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.700%	11/01/24			2,085	2,101,717
3.375%	02/01/22			1,625	1,658,930
3.450%	07/01/24			3,115	3,234,732
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
0.125%	08/03/26		EUR	8,480	9,228,295
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.950%	07/15/22			2,922	3,035,958
4.450%	01/15/26			380	415,960
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
3.300%	03/08/22			1,375	1,411,985
Sub. Notes
3.900%	04/29/24			1,555	1,657,894
Principal Financial Group, Inc.,
Gtd. Notes
3.300%	09/15/22			900	927,560
Prologis Euro Finance LLC,
Gtd. Notes
0.250%	09/10/27		EUR	3,895	4,272,389
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
3.400%	01/18/23			3,745	3,839,012
SCANA Corp.,
Sr. Unsec’d. Notes, MTN
6.250%	04/01/20			2,197	2,210,137
Southern Co. (The),
Sr. Unsec’d. Notes
4.400%	07/01/46			1,875	2,078,069
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.250%	04/01/24			2,675	2,807,284
5.950%	12/01/25			1,105	1,263,698
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.000%	02/01/20			7,021	7,034,310
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes
8.375%	03/15/23			5,575	6,567,194
U.S. Bancorp,
Sub. Notes, MTN
3.000%	07/30/29			4,565	4,681,219
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.700%	03/01/29	(a)		2,445	2,661,354
3.799%	10/01/51			1,985	2,102,276
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.700%	07/15/20			3,850	3,864,939

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
United States (cont’d.)
3.700%	08/15/49			2,600	$2,784,746
4.750%	07/15/45			575	705,735
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
0.875%	03/19/32		EUR	5,785	6,403,889
2.625%	08/15/26			1,200	1,218,734
4.016%	12/03/29	(a)		2,763	3,087,084
4.329%	09/21/28			4,650	5,268,441
4.522%	09/15/48			4,975	5,945,108
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
3.875%	12/15/21			4,925	5,097,863
4.250%	09/01/23	(a)		7,725	8,235,348
4.375%	03/15/43			253	267,455
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.000%	10/23/26			2,550	2,614,195
Sr. Unsec’d. Notes, MTN
3.300%	09/09/24	(a)		4,075	4,273,571
3.750%	01/24/24			1,690	1,786,610
4.600%	04/01/21	(a)		1,350	1,393,783
Wells Fargo Bank NA,
Sr. Unsec’d. Notes
2.600%	01/15/21			10,000	10,075,364
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.650%	07/01/26	(a)		1,040	1,065,966
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.350%	08/15/22			2,300	2,358,475
3.600%	03/15/22			4,565	4,688,505
4.500%	11/15/23			10	10,679
4.550%	06/24/24			6,649	7,170,716
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
3.500%	12/01/49			1,100	1,115,302

					605,222,928

TOTAL CORPORATE BONDS (cost $869,043,111)					883,391,567

MUNICIPAL BONDS — 0.5%
California — 0.4%
Regents of the University of California Medical Center Pooled Revenue,
Revenue Bonds, BABs
6.398%	05/15/31			925	1,172,049
6.548%	05/15/48			2,370	3,421,308
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39			475	725,639
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40			1,665	2,654,176
7.550%	04/01/39			635	1,016,019

					8,989,191

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

MUNICIPAL BONDS (continued)
New Jersey — 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40		2,175	$3,412,836

TOTAL MUNICIPAL BONDS (cost $11,287,504)				12,402,027

SOVEREIGN BONDS — 43.6%
Australia — 1.6%
Australia Government Bond,
Sr. Unsec’d. Notes
3.750%	04/21/37	AUD	1,646	1,506,361
Sr. Unsec’d. Notes, Series 124
5.750%	05/15/21	AUD	14,460	10,810,476
Sr. Unsec’d. Notes, Series 137
2.750%	04/21/24	AUD	36,421	27,444,659
Sr. Unsec’d. Notes, Series 150
3.000%	03/21/47	AUD	523	443,413

				40,204,909

Austria — 0.5%
Republic of Austria Government Bond,
Sr. Unsec’d. Notes, 144A
1.500%	02/20/47	EUR	1,560	2,128,599
2.100%	09/20/2117	EUR	200	352,581
2.400%	05/23/34	EUR	3,185	4,640,729
3.650%	04/20/22	EUR	4,410	5,431,631

				12,553,540

Belgium — 0.8%
Kingdom of Belgium Government Bond,
Sr. Unsec’d. Notes, Series 82, 144A
0.500%	10/22/24	EUR	2,865	3,342,325
Sr. Unsec’d. Notes, Series 85, 144A
0.800%	06/22/28	EUR	4,097	4,906,985
Sr. Unsec’d. Notes, Series 88, 144A
1.700%	06/22/50	EUR	1,545	2,090,220
Unsec’d. Notes, Series 44, 144A
5.000%	03/28/35	EUR	1,920	3,594,516
Unsec’d. Notes, Series 60, 144A
4.250%	03/28/41	EUR	1,180	2,251,844
Unsec’d. Notes, Series 74, 144A
0.800%	06/22/25	EUR	3,825	4,541,845

				20,727,735

Canada — 2.6%
Canadian Government Bond,
Bonds
3.500%	12/01/45	CAD	9,270	9,698,337
4.000%	06/01/41	CAD	1,839	1,974,732
Unsec’d. Notes
2.250%	06/01/29	CAD	20,367	16,429,368
5.000%	06/01/37	CAD	1,250	1,426,485
Province of Alberta,
Sr. Unsec’d. Notes, MTN
2.900%	09/20/29	CAD	2,500	2,008,100

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Canada (cont’d.)
Province of British Columbia,
Debentures
4.700%	06/18/37		CAD	1,000	$1,015,522
Province of Ontario,
Sr. Unsec’d. Notes
2.500%	04/27/26	(a)		2,050	2,102,939
Unsec’d. Notes
3.450%	06/02/45		CAD	3,490	3,147,303
Province of Ontario Canada,
Sr. Unsec’d. Notes
2.650%	02/05/25		CAD	12,900	10,214,821
Province of Quebec,
Sr. Unsec’d. Notes
2.750%	04/12/27			1,975	2,062,281
Unsec’d. Notes
3.000%	09/01/23		CAD	18,319	14,633,360
3.500%	12/01/45		CAD	1,795	1,645,643

					66,358,891

Chile — 0.0%
Chile Government International Bond,
Sr. Unsec’d. Notes
3.500%	01/25/50			600	627,314

Colombia — 0.1%
Colombia Government International Bond,
Sr. Unsec’d. Notes
3.875%	04/25/27			2,875	3,039,175
4.500%	03/15/29			545	604,253

					3,643,428

Czech Republic — 0.1%
Czech Republic Government Bond,
Bonds, Series 61, Series 61
3.850%	09/29/21		CZK	30,900	1,412,433

Denmark — 0.2%
Denmark Government Bond,
Bonds
1.500%	11/15/23		DKK	960	155,572
1.750%	11/15/25		DKK	21,780	3,688,552
4.500%	11/15/39		DKK	3,730	1,046,148

					4,890,272

Finland — 0.2%
Finland Government Bond,
Sr. Unsec’d. Notes, 144A
0.500%	09/15/29		EUR	1,160	1,358,581
2.000%	04/15/24		EUR	2,080	2,576,704

					3,935,285

France — 3.2%
Caisse d’Amortissement de la Dette Sociale,
Sr. Unsec’d. Notes, EMTN
0.125%	10/25/23		EUR	9,600	10,950,885
French Republic Government Bond OAT,
Bonds
(0.639)%(n)	02/25/22		EUR	16,623	18,888,272
(0.421)%(n)	02/25/21		EUR	7,355	8,307,259

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
France (cont’d.)
(0.421)%(n)	03/25/25	EUR	5,929	$6,759,301
0.500%	05/25/29	EUR	11,660	13,604,441
3.250%	05/25/45	EUR	8,900	15,642,020
4.500%	04/25/41	EUR	510	1,009,900
4.750%	04/25/35	EUR	2,630	4,848,942
Bonds, 144A
1.750%	06/25/39	EUR	974	1,320,601

				81,331,621

Germany — 3.8%
Bundesobligation,
Bonds, Series 174
(0.565)%(n)	10/08/21	EUR	11,819	13,403,085
Bonds, Series 180
(0.754)%(n)	10/18/24	EUR	43,774	50,229,210
Bundesrepublik Deutschland Bundesanleihe,
Bonds
0.250%	02/15/29	EUR	16,860	19,740,805
2.250%	09/04/21	EUR	4,471	5,257,650
2.500%	08/15/46	EUR	3,489	6,131,554
State of North Rhine-Westphalia Germany,
Sr. Unsec’d. Notes, Series 1439, EMTN
1.550%	06/16/48	EUR	2,100	2,828,834

				97,591,138

Indonesia — 0.5%
Indonesia Government International Bond,
Sr. Unsec’d. Notes
4.350%	01/08/27		1,900	2,075,260
Sr. Unsec’d. Notes, EMTN
3.850%	07/18/27		3,050	3,247,909
Indonesia Treasury Bond,
Sr. Unsec’d. Notes, Series 059
7.000%	05/15/27	IDR	37,569,000	2,712,333
Sr. Unsec’d. Notes, Series 065
6.625%	05/15/33	IDR	58,039,000	3,867,706

				11,903,208

Ireland — 0.3%
Ireland Government Bond,
Bonds
1.100%	05/15/29	EUR	1,842	2,255,243
1.500%	05/15/50	EUR	675	867,209
Unsec’d. Notes
(0.268)%(n)	10/18/22	EUR	2,890	3,280,087

				6,402,539

Israel — 0.1%
Israel Government Bond,
Bonds, Series 0323
4.250%	03/31/23	ILS	3,350	1,092,427
Bonds, Series 0327
2.000%	03/31/27	ILS	7,376	2,327,257

				3,419,684

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Italy — 2.9%
Italy Buoni Poliennali del Tesoro,
Bonds
2.050%	08/01/27	EUR	17,240	$20,700,500
Italy Buoni Poliennali Del Tesoro,
Bonds
0.050%	01/15/23	EUR	5,335	5,952,841
0.350%	11/01/21	EUR	6,050	6,839,316
0.950%	03/01/23	EUR	7,785	8,923,660
2.500%	11/15/25	EUR	5,955	7,323,836
3.000%	08/01/29	EUR	7,180	9,286,185
Bonds, 144A
3.850%	09/01/49	EUR	2,375	3,456,064
Sr. Unsec’d. Notes, 144A
3.100%	03/01/40	EUR	7,222	9,293,418
Unsec’d. Notes, 144A
3.250%	09/01/46	EUR	295	391,961
5.000%	09/01/40	EUR	628	1,027,001

				73,194,782

Japan — 14.7%
Japan Government Five Year Bond,
Sr. Unsec’d. Notes, Series 130
0.100%	12/20/21	JPY	4,956,100	45,823,217
Japan Government Forty Year Bond,
Sr. Unsec’d. Notes, Series 6
1.900%	03/20/53	JPY	95,900	1,287,598
Sr. Unsec’d. Notes, Series 9
0.400%	03/20/56	JPY	511,200	4,660,583
Japan Government Ten Year Bond,
Sr. Unsec’d. Notes, Series 325
0.800%	09/20/22	JPY	4,505,400	42,510,484
Sr. Unsec’d. Notes, Series 337
0.300%	12/20/24	JPY	1,078,750	10,140,956
Sr. Unsec’d. Notes, Series 343
0.100%	06/20/26	JPY	893,800	8,341,610
Sr. Unsec’d. Notes, Series 346
0.100%	03/20/27	JPY	3,135,700	29,281,109
Sr. Unsec’d. Notes, Series 348
0.100%	09/20/27	JPY	2,118,300	19,792,881
Sr. Unsec’d. Notes, Series 354
0.100%	03/20/29	JPY	3,221,750	30,045,489
Japan Government Thirty Year Bond,
Sr. Unsec’d. Notes, Series 30
2.300%	03/20/39	JPY	1,205,500	15,316,057
Sr. Unsec’d. Notes, Series 37
1.900%	09/20/42	JPY	622,800	7,713,752
Sr. Unsec’d. Notes, Series 38
1.800%	03/20/43	JPY	2,414,500	29,507,413
Sr. Unsec’d. Notes, Series 51
0.300%	06/20/46	JPY	1,505,400	13,607,408
Sr. Unsec’d. Notes, Series 56
0.800%	09/20/47	JPY	1,298,050	13,242,852
Japan Government Twenty Year Bond,
Sr. Unsec’d. Notes, Series 094
2.100%	03/20/27	JPY	723,850	7,726,193
Sr. Unsec’d. Notes, Series 099
2.100%	12/20/27	JPY	1,793,450	19,400,867

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Japan (cont’d.)
Sr. Unsec’d. Notes, Series 145
1.700%	06/20/33	JPY	2,830,300	$31,610,075
Sr. Unsec’d. Notes, Series 157
0.200%	06/20/36	JPY	608,900	5,613,327
Sr. Unsec’d. Notes, Series 160
0.700%	03/20/37	JPY	745,750	7,434,116
Japan Government Two Year Bond,
Sr. Unsec’d. Notes, Series 394
0.100%	11/01/20	JPY	3,650,700	33,665,290

				376,721,277

Mexico — 0.6%
Mexican Bonos,
Bonds, Series M 20
7.500%	06/03/27	MXN	91,714	5,040,877
10.000%	12/05/24	MXN	64,919	3,899,712
Mexico Government International Bond,
Sr. Unsec’d. Notes
4.500%	04/22/29		5,150	5,657,083

				14,597,672

Netherlands — 0.7%
Netherlands Government Bond,
Bonds, 144A
(0.710)%(n)	01/15/24	EUR	7,129	8,149,594
0.250%	07/15/29	EUR	2,880	3,327,457
0.500%	01/15/40	EUR	5,683	6,620,346

				18,097,397

New Zealand — 0.3%
New Zealand Government Bond,
Sr. Unsec’d. Notes, Series 0427
4.500%	04/15/27	NZD	1,855	1,503,436
Sr. Unsec’d. Notes, Series 0429
3.000%	04/20/29	NZD	8,827	6,623,995

				8,127,431

Norway — 0.0%
Norway Government Bond,
Sr. Unsec’d. Notes, Series 481, 144A
1.750%	09/06/29	NOK	8,775	1,016,853

Panama — 0.0%
Panama Government International Bond,
Sr. Unsec’d. Notes
3.160%	01/23/30		860	886,385

Poland — 0.2%
Republic of Poland Government Bond,
Bonds, Series 0726
2.500%	07/25/26	PLN	6,935	1,884,859
Republic of Poland Government International Bond,
Sr. Unsec’d. Notes, EMTN
1.500%	01/19/26	EUR	2,450	2,993,182

				4,878,041

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Portugal — 0.3%
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A
1.950%	06/15/29	EUR	1,823	$2,331,991
2.200%	10/17/22	EUR	3,370	4,050,476
4.125%	04/14/27	EUR	1,755	2,516,018

				8,898,485

Qatar — 0.2%
Qatar Government International Bond,
Sr. Unsec’d. Notes, 144A
4.000%	03/14/29		5,100	5,688,859

Romania — 0.1%
Romanian Government International Bond,
Unsec’d. Notes, EMTN
2.124%	07/16/31	EUR	3,000	3,437,744

Russia — 0.2%
Russian Federal Bond,
Bonds, Series 6207
8.150%	02/03/27	RUB	354,217	6,377,251

Saudi Arabia — 0.2%
Saudi Government International Bond,
Sr. Unsec’d. Notes, EMTN
3.625%	03/04/28		4,475	4,726,617

Singapore — 0.2%
Singapore Government Bond,
Sr. Unsec’d. Notes
2.875%	09/01/30	SGD	1,700	1,401,742
3.500%	03/01/27	SGD	3,760	3,143,877

				4,545,619

Slovakia — 0.0%
Slovakia Government Bond,
Sr. Unsec’d. Notes, Series 223
3.375%	11/15/24	EUR	45	59,135

Slovenia — 0.0%
Slovenia Government Bond,
Bonds, Series 76
3.125%	08/07/45	EUR	405	658,045

South Korea — 1.2%
Korea Treasury Bond,
Sr. Unsec’d. Notes, Series 2106
4.250%	06/10/21	KRW	7,311,090	6,581,114
Sr. Unsec’d. Notes, Series 2303
2.375%	03/10/23	KRW	4,791,340	4,259,555
Sr. Unsec’d. Notes, Series 2506
2.250%	06/10/25	KRW	5,687,840	5,090,320
Sr. Unsec’d. Notes, Series 2706
2.125%	06/10/27	KRW	1,377,680	1,230,346
Sr. Unsec’d. Notes, Series 2712
2.375%	12/10/27	KRW	1,751,810	1,592,828
Sr. Unsec’d. Notes, Series 3112
4.000%	12/10/31	KRW	4,854,540	5,229,752
Sr. Unsec’d. Notes, Series 4412
2.750%	12/10/44	KRW	3,650,310	3,821,864

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
South Korea (cont’d.)
Sr. Unsec’d. Notes, Series 4703
2.125%	03/10/47	KRW	980,830	$925,036
Sr. Unsec’d. Notes, Series 4803
2.625%	03/10/48	KRW	1,472,320	1,534,746

				30,265,561

Spain — 2.3%
Spain Government Bond,
Bonds
0.050%	10/31/21	EUR	10,535	11,913,642
0.350%	07/30/23	EUR	15,240	17,443,553
Sr. Unsec’d. Notes, 144A
1.450%	04/30/29	EUR	9,575	11,520,363
2.900%	10/31/46	EUR	2,665	4,082,106
4.900%	07/30/40	EUR	2,385	4,591,749
Unsec’d. Notes, 144A
1.500%	04/30/27	EUR	7,770	9,527,066

				59,078,479

Supranational Bank — 0.5%
European Financial Stability Facility,
Gov’t. Gtd. Notes, EMTN
0.875%	04/10/35	EUR	6,025	7,197,026
1.450%	09/05/40	EUR	3,325	4,347,168

				11,544,194

Sweden — 0.6%
Sweden Government Bond,
Bonds, Series 1047
5.000%	12/01/20	SEK	7,165	802,220
Bonds, Series 1054
3.500%	06/01/22	SEK	51,080	5,959,446
Bonds, Series 1059
1.000%	11/12/26	SEK	65,425	7,495,395

				14,257,061

Switzerland — 0.5%
Swiss Confederation Government Bond,
Bonds
1.500%	04/30/42	CHF	1,744	2,476,096
2.000%	05/25/22	CHF	3,380	3,724,136
3.250%	06/27/27	CHF	3,835	5,107,507
3.500%	04/08/33	CHF	1,317	2,062,002

				13,369,741

Thailand — 0.5%
Thailand Government Bond,
Sr. Unsec’d. Notes
3.650%	12/17/21	THB	211,175	7,386,506
4.675%	06/29/44	THB	87,011	4,401,003

				11,787,509

United Arab Emirates — 0.3%
Abu Dhabi Government International Bond,
Sr. Unsec’d. Notes
3.125%	05/03/26		7,000	7,292,918

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
United Kingdom — 3.1%
United Kingdom Gilt,
Bonds
0.625%	06/07/25	GBP	7,332	$9,706,566
1.000%	04/22/24	GBP	16,645	22,426,353
1.500%	07/22/47	GBP	10,966	15,114,884
2.500%	07/22/65	GBP	1,130	2,167,563
4.250%	06/07/32	GBP	1,245	2,282,607
4.250%	12/07/40	GBP	4,420	9,049,756
4.250%	12/07/46	GBP	8,279	18,234,807

				78,982,536

Uruguay — 0.0%
Uruguay Government International Bond,
Sr. Unsec’d. Notes
4.125%	11/20/45		600	643,920

TOTAL SOVEREIGN BONDS (cost $1,084,769,291)				1,114,135,509

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.4%
Federal Home Loan Mortgage Corp.
2.500%	06/01/30		522	528,586
2.500%	07/01/30		225	228,410
2.500%	09/01/30		194	196,280
3.000%	06/01/30		154	158,559
3.000%	07/01/30		103	106,081
3.000%	07/01/30		108	111,741
3.000%	07/01/35		113	116,158
3.000%	09/01/35		604	622,181
3.000%	01/01/37		365	375,135
3.000%	02/01/37		520	534,448
3.000%	05/01/45		480	492,296
3.000%	08/01/46		2,009	2,056,970
3.000%	09/01/46		3,383	3,464,132
3.000%	02/01/47		2,343	2,399,488
3.000%	12/01/47		2,534	2,586,428
3.000%	01/01/48		1,050	1,071,484
3.000%	01/01/50		1,400	1,420,135
3.500%	01/01/26		42	43,991
3.500%	05/01/30		91	94,452
3.500%	06/01/30		17	17,860
3.500%	10/01/30		139	144,734
3.500%	07/01/35		126	131,979
3.500%	08/01/42		588	619,808
3.500%	01/01/44		642	676,628
3.500%	07/01/45		719	754,481
3.500%	09/01/47		4,258	4,425,731
3.500%	10/01/47		707	735,059
3.500%	11/01/47		8,024	8,340,154
3.500%	12/01/47		623	648,011
3.500%	02/01/48		1,116	1,159,707
3.500%	06/01/49		2,021	2,078,826
4.000%	06/01/42		358	383,509
4.000%	09/01/44		690	734,331
4.000%	04/01/45		227	240,337
4.000%	05/01/45		432	459,345
4.000%	02/01/46		2,449	2,597,472
4.000%	05/01/46		740	781,048

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	01/01/47	661	$708,538
4.000%	12/01/47	1,681	1,768,349
4.000%	09/01/48	170	177,098
4.000%	11/01/48	4,704	4,902,640
4.500%	12/01/34	134	146,346
4.500%	09/01/40	136	147,750
4.500%	03/01/41	730	793,995
4.500%	07/01/41	235	255,958
4.500%	03/01/44	268	291,952
4.500%	07/01/45	83	89,694
4.500%	12/01/45	1,755	1,910,092
4.500%	10/01/48	1,990	2,099,873
5.000%	05/01/38	782	863,996
5.000%	12/01/38	60	65,798
5.000%	11/01/41	79	87,074
5.000%	02/01/42	826	911,001
5.500%	08/01/40	46	51,063
5.500%	06/01/41	241	269,536
5.500%	09/01/41	1,014	1,134,448
6.000%	11/01/37	10	11,238
Federal National Mortgage Assoc.
2.000%	04/01/30	64	63,770
2.000%	07/01/30	262	259,674
2.000%	08/01/30	67	66,585
2.000%	04/01/31	217	215,546
2.500%	05/01/30	63	63,304
2.500%	05/01/30	347	351,362
2.500%	06/01/30	135	136,410
2.500%	07/01/30	312	316,297
2.500%	07/01/30	314	317,673
2.500%	07/01/30	346	350,654
2.500%	08/01/30	184	186,198
2.500%	07/01/31	662	670,058
2.500%	09/01/31	1,631	1,652,158
2.500%	08/01/34	2,436	2,458,603
2.500%	04/01/37	3,265	3,284,658
2.500%	04/01/43	45	44,867
2.500%	09/01/43	112	111,960
2.500%	04/01/45	53	53,165
2.500%	09/01/46	80	79,938
3.000%	06/01/30	443	456,435
3.000%	07/01/30	64	65,953
3.000%	07/01/30	294	302,429
3.000%	07/01/30	541	557,241
3.000%	09/01/30	320	329,147
3.000%	11/01/30	165	170,135
3.000%	03/01/31	533	548,477
3.000%	02/01/32	1,623	1,668,983
3.000%	06/01/32	4,912	5,062,801
3.000%	02/01/33	3,960	4,075,591
3.000%	03/01/35	192	197,924
3.000%	09/01/35	99	102,155
3.000%	09/01/35	356	367,051
3.000%	03/01/36	171	175,749
3.000%	02/01/37	296	304,344
3.000%	06/01/45	1,103	1,140,192
3.000%	07/01/45	407	420,592
3.000%	08/01/45	1,256	1,288,211

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	01/01/46	199	$204,050
3.000%	10/01/46	665	680,839
3.000%	10/01/46	823	842,415
3.000%	11/01/46	2,247	2,300,119
3.000%	12/01/46	943	965,121
3.000%	12/01/46	3,620	3,705,302
3.000%	02/01/47	2,517	2,576,209
3.000%	08/01/49	1,549	1,571,267
3.000%	09/01/49	7,643	7,752,523
3.000%	10/01/49	6,025	6,111,620
3.000%	11/01/49	1,465	1,485,895
3.000%	01/01/50	2,200	2,231,641
3.500%	11/01/25	93	96,278
3.500%	11/01/26	500	518,750
3.500%	09/01/29	80	82,985
3.500%	12/01/29	208	216,123
3.500%	04/01/30	106	110,109
3.500%	05/01/30	191	198,936
3.500%	10/01/30	333	346,554
3.500%	01/01/35	65	68,164
3.500%	08/01/35	42	43,605
3.500%	02/01/36	854	893,036
3.500%	02/01/37	269	281,107
3.500%	06/01/43	1,400	1,473,883
3.500%	08/01/47	660	685,128
3.500%	09/01/47	4,006	4,161,519
3.500%	10/01/47	2,234	2,320,866
3.500%	12/01/47	2,523	2,621,323
3.500%	01/01/48	2,435	2,529,290
3.500%	04/01/48	542	558,436
3.500%	05/01/48	1,231	1,269,328
3.500%	06/01/48	2,199	2,266,478
3.500%	08/01/49	13,325	13,709,585
3.500%	09/01/49	2,974	3,060,211
3.500%	10/01/49	10,237	10,532,505
3.500%	09/01/57	2,583	2,723,377
3.500%	05/01/58	1,054	1,111,189
4.000%	04/01/25	60	62,519
4.000%	04/01/26	37	38,858
4.000%	05/01/27	38	40,046
4.000%	04/01/29	262	273,209
4.000%	05/01/32	23	24,255
4.000%	04/01/35	368	393,733
4.000%	03/01/41	912	975,745
4.000%	11/01/42	858	918,379
4.000%	06/01/44	360	383,221
4.000%	03/01/45	236	249,878
4.000%	01/01/46	914	968,664
4.000%	03/01/46	1,529	1,621,037
4.000%	06/01/46	83	87,896
4.000%	04/01/47	1,133	1,189,476
4.000%	10/01/47	3,683	3,873,009
4.000%	11/01/47	1,189	1,249,926
4.000%	12/01/47	2,971	3,124,505
4.000%	01/01/48	1,855	1,950,864
4.000%	09/01/48	1,165	1,215,594
4.000%	06/01/49	2,486	2,586,009
4.000%	08/01/49	6,580	6,844,775

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	09/01/49	10,283	$10,697,289
4.500%	04/01/25	34	35,774
4.500%	01/01/34	18	19,496
4.500%	11/01/39	87	94,387
4.500%	03/01/40	61	66,626
4.500%	08/01/40	343	373,083
4.500%	02/01/41	268	291,252
4.500%	06/01/41	868	943,083
4.500%	09/01/41	134	145,832
4.500%	01/01/42	439	478,645
4.500%	01/01/43	422	457,893
4.500%	03/01/44	211	228,156
4.500%	06/01/44	64	68,815
4.500%	01/01/45	103	111,295
4.500%	08/01/49	2,757	2,907,227
4.500%	01/01/51	1,580	1,717,427
5.000%	07/01/28	9	10,165
5.000%	12/01/35	55	60,901
5.000%	05/01/38	363	401,212
5.000%	10/01/41	290	320,270
5.000%	04/01/48	841	899,945
5.500%	05/01/37	36	40,150
5.500%	07/01/38	188	210,607
5.500%	05/01/39	258	288,300
5.500%	05/01/40	193	214,838
5.500%	07/01/41	310	347,226
5.500%	09/01/41	243	271,539
5.500%	02/01/42	1,099	1,228,430
6.000%	02/01/36	117	134,052
6.000%	11/01/38	127	146,082
6.000%	09/01/39	301	344,815
6.000%	06/01/40	169	193,167
6.000%	05/01/41	88	100,376
Government National Mortgage Assoc.
2.500%	01/20/47	403	406,110
3.000%	11/20/43	1,325	1,373,950
3.000%	01/15/45	134	138,452
3.000%	01/15/45	255	263,098
3.000%	03/15/45	276	285,278
3.000%	07/15/45	27	28,107
3.000%	01/20/47	2,596	2,677,714
3.000%	03/20/47	1,093	1,127,942
3.000%	06/20/47	4,225	4,355,238
3.000%	08/20/47	1,835	1,891,693
3.000%	12/20/47	1,739	1,793,068
3.000%	06/20/49	772	794,415
3.000%	08/20/49	3,562	3,660,287
3.000%	10/20/49	2,613	2,685,258
3.500%	07/15/42	84	88,565
3.500%	04/15/45	286	299,688
3.500%	07/20/47	9,984	10,371,295
3.500%	08/20/47	2,499	2,595,633
3.500%	09/20/47	514	534,081
3.500%	11/20/47	1,704	1,769,998
3.500%	12/20/47	380	394,281
3.500%	06/20/49	1,075	1,114,716
3.500%	07/20/49	2,780	2,882,092
3.500%	08/20/49	4,794	4,969,702

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	10/20/49		3,734	$3,870,418
4.000%	01/15/41		89	93,917
4.000%	03/15/44		403	427,432
4.000%	05/15/45		162	171,583
4.000%	01/20/46		729	767,948
4.000%	02/20/46		249	262,601
4.000%	03/20/46		1,150	1,211,971
4.000%	07/20/47		2,900	3,034,991
4.000%	08/20/49		3,537	3,668,521
4.500%	04/15/40		95	102,577
4.500%	10/15/41		213	230,046
4.500%	07/20/44		834	898,801
4.500%	04/20/45		1,024	1,105,718
4.500%	06/20/49		1,375	1,445,060
4.500%	08/20/49		2,458	2,583,270
4.500%	09/20/49		3,257	3,423,153
5.000%	06/15/38		118	129,335
5.000%	01/15/39		89	97,581
5.000%	06/15/39		182	207,204
5.000%	12/15/39		157	174,481
5.000%	10/20/42		61	66,182
5.000%	03/15/44		702	781,701
5.500%	03/15/37		26	28,845

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $288,503,669)				291,648,420

U.S. TREASURY OBLIGATIONS — 3.9%
U.S. Treasury Bonds
3.000%	02/15/48	(h)	5,688	6,394,556
4.375%	11/15/39	(h)(k)	13,711	18,349,174
U.S. Treasury Notes
2.000%	08/15/25		14,251	14,438,045
2.500%	05/15/24	(h)(k)	57,809	59,791,668

TOTAL U.S. TREASURY OBLIGATIONS (cost $99,279,724)				98,973,443

TOTAL LONG-TERM INVESTMENTS (cost $2,498,271,510)				2,546,929,968

			Shares

SHORT-TERM INVESTMENTS — 3.2%
AFFILIATED MUTUAL FUND — 2.7%
PGIM Institutional Money Market Fund (cost $68,620,826; includes $68,526,567 of cash collateral for securities on loan)(b)(w)			68,610,074	68,623,796

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

UNAFFILIATED FUND — 0.5%	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	14,426,003	$14,426,003

(cost $14,426,003)
TOTAL SHORT-TERM INVESTMENTS (cost $83,046,829)		83,049,799

TOTAL INVESTMENTS — 102.9% (cost $2,581,318,339)		2,629,979,767
Liabilities in excess of other assets(z) — (2.9)%		(74,322,755)

NET ASSETS — 100.0%		$2,555,657,012

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $67,109,958; cash collateral of $68,526,567 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2,208	3 Year Australian Treasury Bonds	Mar. 2020	$178,209,541	$(1,179,916)
1,579	5 Year U.S. Treasury Notes	Mar. 2020	187,284,211	119,004
87	10 Year Australian Treasury Bonds	Mar. 2020	8,727,916	(117,672)
914	10 Year Canadian Government Bonds	Mar. 2020	96,766,948	(1,203,860)
145	10 Year Mini Japanese Government Bonds	Mar. 2020	20,275,045	(59,627)
95	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	17,257,344	(128,495)
132	Euro-BTP Italian Government Bond	Mar. 2020	21,093,254	46,966
56	Euro-OAT	Mar. 2020	10,224,430	(74,778)

				(2,598,378)

Short Positions:
221	2 Year U.S. Treasury Notes	Mar. 2020	47,625,500	(45,666)
264	5 Year Euro-Bobl	Mar. 2020	39,571,692	37,106
241	10 Year Euro-Bund	Mar. 2020	46,088,511	411,411
432	10 Year U.K. Gilt	Mar. 2020	75,179,209	484,778
3,029	10 Year U.S. Treasury Notes	Mar. 2020	388,989,874	1,533,624
175	20 Year U.S. Treasury Bonds	Mar. 2020	27,283,594	570,740
27	30 Year Euro Buxl	Mar. 2020	6,008,117	148,980
1,093	Euro Currency	Mar. 2020	154,140,325	(1,524,676)
166	Euro Schatz Index	Mar. 2020	20,836,957	7,088

				1,623,385

				$(974,993)

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/10/20	Bank of America, N.A.	AUD	495	$339,059	$347,457	$8,398	$—
Expiring 01/10/20	Citibank, N.A.	AUD	855	579,809	600,152	20,343	—
Expiring 01/10/20	Deutsche Bank AG	AUD	1,045	725,034	733,519	8,485	—
Expiring 01/10/20	Deutsche Bank AG	AUD	1,045	725,035	733,519	8,484	—
Expiring 01/10/20	Deutsche Bank AG	AUD	475	324,759	333,418	8,659	—
Expiring 01/10/20	Deutsche Bank AG	AUD	475	325,477	333,418	7,941	—
Expiring 01/10/20	Deutsche Bank AG	AUD	475	328,369	333,418	5,049	—
Expiring 01/10/20	Deutsche Bank AG	AUD	475	326,901	333,418	6,517	—
Expiring 01/10/20	Deutsche Bank AG	AUD	471	321,112	330,610	9,498	—
Expiring 01/10/20	Deutsche Bank AG	AUD	466	319,439	327,100	7,661	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	9,054	6,147,938	6,355,297	207,359	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	3,105	2,183,131	2,179,500	—	(3,631)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	1,559	1,058,608	1,094,313	35,705	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	1,416	979,577	993,936	14,359	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	1,045	722,974	733,519	10,545	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	693	472,561	486,439	13,878	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	495	335,142	347,457	12,315	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	495	340,461	347,457	6,996	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	408	279,641	286,388	6,747	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	67	46,051	47,029	978	—
Brazilian Real,
Expiring 01/03/20	Deutsche Bank AG	BRL	21,285	5,213,079	5,290,546	77,467	—
Expiring 01/03/20	Deutsche Bank AG	BRL	5,750	1,357,412	1,429,205	71,793	—
British Pound,
Expiring 01/10/20	Bank of America, N.A.	GBP	73	94,969	96,724	1,755	—
Expiring 01/10/20	Citibank, N.A.	GBP	593	780,908	785,715	4,807	—
Expiring 01/10/20	Citibank, N.A.	GBP	378	498,894	500,844	1,950	—
Expiring 01/10/20	Citibank, N.A.	GBP	250	328,060	331,246	3,186	—
Expiring 01/10/20	Deutsche Bank AG	GBP	486	628,193	643,942	15,749	—
Expiring 01/10/20	Deutsche Bank AG	GBP	432	569,989	572,393	2,404	—
Expiring 01/10/20	Deutsche Bank AG	GBP	432	569,272	572,393	3,121	—
Expiring 01/10/20	Deutsche Bank AG	GBP	349	466,431	462,419	—	(4,012)
Expiring 01/10/20	Deutsche Bank AG	GBP	270	357,240	357,746	506	—
Expiring 01/10/20	Deutsche Bank AG	GBP	253	327,656	335,221	7,565	—
Expiring 01/10/20	Deutsche Bank AG	GBP	250	323,971	331,246	7,275	—
Expiring 01/10/20	Deutsche Bank AG	GBP	244	317,921	323,296	5,375	—
Expiring 01/10/20	Deutsche Bank AG	GBP	240	316,381	317,996	1,615	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	11,462	14,770,048	15,186,963	416,915	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	6,890	8,878,523	9,129,138	250,615	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	3,359	4,328,441	4,450,620	122,179	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	1,338	1,733,604	1,772,828	39,224	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	1,267	1,678,847	1,678,754	—	(93)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	593	768,169	785,715	17,546	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	486	644,697	643,942	—	(755)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	449	603,356	594,918	—	(8,438)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	449	602,682	594,918	—	(7,764)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	449	602,001	594,918	—	(7,083)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	413	536,438	547,218	10,780	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	349	457,518	462,419	4,901	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	270	349,688	357,746	8,058	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	253	330,098	335,221	5,123	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	253	327,683	335,221	7,538	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	253	326,924	335,221	8,297	—
Canadian Dollar,
Expiring 01/10/20	Citibank, N.A.	CAD	430	324,452	331,159	6,707	—
Expiring 01/10/20	Deutsche Bank AG	CAD	945	709,976	727,779	17,803	—

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 01/10/20	Deutsche Bank AG	CAD	945	$710,813	$727,779	$16,966	$—
Expiring 01/10/20	Deutsche Bank AG	CAD	602	457,563	463,622	6,059	—
Expiring 01/10/20	Deutsche Bank AG	CAD	599	454,952	461,312	6,360	—
Expiring 01/10/20	Deutsche Bank AG	CAD	430	323,609	331,159	7,550	—
Expiring 01/10/20	Deutsche Bank AG	CAD	430	323,851	331,159	7,308	—
Expiring 01/10/20	Deutsche Bank AG	CAD	430	323,490	331,159	7,669	—
Expiring 01/10/20	Deutsche Bank AG	CAD	430	326,839	331,159	4,320	—
Expiring 01/10/20	Deutsche Bank AG	CAD	428	325,310	329,618	4,308	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	1,627	1,236,785	1,253,012	16,227	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	1,161	874,978	894,128	19,150	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	1,133	853,877	872,565	18,688	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	774	587,644	596,086	8,442	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	774	587,989	596,086	8,097	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	686	521,351	528,314	6,963	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	445	334,456	342,711	8,255	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	430	326,475	331,159	4,684	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	430	328,124	331,159	3,035	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	428	326,452	329,618	3,166	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	428	325,537	329,618	4,081	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	322	242,673	247,984	5,311	—
Chilean Peso,
Expiring 01/10/20	Citibank, N.A.	CLP	364,676	453,155	485,058	31,903	—
Expiring 01/10/20	Citibank, N.A.	CLP	17,800	22,257	23,676	1,419	—
Expiring 01/10/20	Deutsche Bank AG	CLP	687,274	857,030	914,147	57,117	—
Expiring 01/10/20	Deutsche Bank AG	CLP	350,650	437,137	466,401	29,264	—
Chinese Renminbi,
Expiring 01/10/20	Bank of America, N.A.	CNH	11,440	1,635,472	1,643,150	7,678	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CNH	87,675	12,496,686	12,592,934	96,248	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CNH	20,949	2,985,949	3,008,946	22,997	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CNH	2,940	419,051	422,278	3,227	—
Euro,
Expiring 01/10/20	Bank of America, N.A.	EUR	13,500	15,032,560	15,152,379	119,819	—
Expiring 01/10/20	Bank of America, N.A.	EUR	4,900	5,441,758	5,499,752	57,994	—
Expiring 01/10/20	Bank of America, N.A.	EUR	3,747	4,183,593	4,205,627	22,034	—
Expiring 01/10/20	Citibank, N.A.	EUR	8,719	9,712,925	9,786,192	73,267	—
Expiring 01/10/20	Citibank, N.A.	EUR	5,857	6,464,254	6,573,888	109,634	—
Expiring 01/10/20	Deutsche Bank AG	EUR	671	748,427	753,129	4,702	—
Expiring 01/10/20	Deutsche Bank AG	EUR	643	714,941	721,702	6,761	—
Expiring 01/10/20	Deutsche Bank AG	EUR	427	474,102	479,264	5,162	—
Expiring 01/10/20	Deutsche Bank AG	EUR	305	340,268	342,332	2,064	—
Expiring 01/10/20	Deutsche Bank AG	EUR	294	329,001	329,985	984	—
Expiring 01/10/20	Deutsche Bank AG	EUR	292	323,961	327,741	3,780	—
Expiring 01/10/20	Deutsche Bank AG	EUR	292	323,931	327,740	3,809	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	29,062	32,452,780	32,619,145	166,365	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	20,343	22,608,742	22,832,952	224,210	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	4,705	5,203,330	5,280,885	77,555	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	3,708	4,164,151	4,161,854	—	(2,297)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	1,875	2,070,405	2,104,497	34,092	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	1,780	1,986,108	1,997,869	11,761	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	1,372	1,523,003	1,539,931	16,928	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	1,309	1,443,618	1,469,220	25,602	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	764	842,570	857,513	14,943	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	549	606,085	616,197	10,112	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	549	610,069	616,197	6,128	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	526	586,064	590,382	4,318	—

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	518	$579,760	$581,402	$1,642	$—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	295	327,819	331,108	3,289	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	295	328,076	331,108	3,032	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	295	325,926	331,108	5,182	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	295	327,329	331,108	3,779	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	295	327,462	331,107	3,645	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	294	326,234	329,985	3,751	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	292	324,317	327,741	3,424	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	229	255,289	257,029	1,740	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	67	74,269	75,201	932	—
Hungarian Forint,
Expiring 01/10/20	Deutsche Bank AG	HUF	640,200	2,100,497	2,170,796	70,299	—
Indian Rupee,
Expiring 01/10/20	Bank of America, N.A.	INR	159,340	2,224,798	2,235,528	10,730	—
Expiring 01/10/20	Bank of America, N.A.	INR	124,190	1,737,653	1,742,376	4,723	—
Expiring 01/10/20	Bank of America, N.A.	INR	123,230	1,733,680	1,728,907	—	(4,773)
Expiring 01/10/20	Citibank, N.A.	INR	182,650	2,574,893	2,562,565	—	(12,328)
Expiring 01/10/20	Citibank, N.A.	INR	127,684	1,778,859	1,791,396	12,537	—
Expiring 01/10/20	Deutsche Bank AG	INR	321,585	4,481,240	4,511,811	30,571	—
Expiring 01/10/20	Deutsche Bank AG	INR	30,700	428,412	430,719	2,307	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	INR	155,760	2,172,991	2,185,300	12,309	—
Indonesian Rupiah,
Expiring 01/10/20	Citibank, N.A.	IDR	58,708,000	4,144,904	4,242,404	97,500	—
Expiring 01/10/20	Citibank, N.A.	IDR	28,572,000	2,032,581	2,064,692	32,111	—
Israeli Shekel,
Expiring 01/10/20	Deutsche Bank AG	ILS	9,615	2,775,613	2,785,534	9,921	—
Japanese Yen,
Expiring 01/10/20	Bank of America, N.A.	JPY	1,404,450	12,871,165	12,933,212	62,047	—
Expiring 01/10/20	Bank of America, N.A.	JPY	702,225	6,438,332	6,466,606	28,274	—
Expiring 01/10/20	Citibank, N.A.	JPY	32,666,890	299,802,132	300,820,815	1,018,683	—
Expiring 01/10/20	Citibank, N.A.	JPY	405,000	3,716,909	3,729,539	12,630	—
Expiring 01/10/20	Citibank, N.A.	JPY	86,244	791,509	794,198	2,689	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	1,406,600	12,890,255	12,953,011	62,756	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	1,406,600	12,879,643	12,953,010	73,367	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	1,406,600	12,879,030	12,953,010	73,980	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	705,560	6,446,508	6,497,317	50,809	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	705,560	6,447,459	6,497,316	49,857	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	705,560	6,449,749	6,497,317	47,568	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	705,560	6,449,749	6,497,317	47,568	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	705,560	6,444,191	6,497,317	53,126	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	702,225	6,413,981	6,466,606	52,625	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	702,225	6,416,383	6,466,606	50,223	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	146,900	1,346,530	1,352,764	6,234	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	134,340	1,230,955	1,237,102	6,147	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	79,184	727,915	729,185	1,270	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	79,184	730,308	729,185	—	(1,123)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	79,184	730,403	729,185	—	(1,218)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	79,184	726,820	729,185	2,365	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	77,776	714,944	716,219	1,275	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	77,776	715,902	716,219	317	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	64,787	592,193	596,606	4,413	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	50,908	469,480	468,798	—	(682)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	50,390	465,189	464,028	—	(1,161)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	36,223	331,439	333,568	2,129	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	36,223	331,356	333,568	2,212	—

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	36,223	$331,797	$333,568	$1,771	$—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	36,223	333,883	333,568	—	(315)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	35,298	323,265	325,050	1,785	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	35,298	324,253	325,051	798	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	35,298	322,896	325,050	2,154	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	35,298	326,027	325,050	—	(977)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	35,298	325,559	325,050	—	(509)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	35,298	325,326	325,050	—	(276)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	35,298	325,204	325,050	—	(154)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	35,298	322,564	325,050	2,486	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	10,867	99,743	100,071	328	—
Mexican Peso,
Expiring 01/10/20	Citibank, N.A.	MXN	146,301	7,452,966	7,726,796	273,830	—
Expiring 01/10/20	Citibank, N.A.	MXN	54,524	2,777,599	2,879,651	102,052	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	MXN	37,050	1,918,572	1,956,773	38,201	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	MXN	27,700	1,446,710	1,462,958	16,248	—
New Taiwanese Dollar,
Expiring 01/10/20	Bank of America, N.A.	TWD	40,515	1,346,908	1,355,393	8,485	—
Expiring 01/10/20	Bank of America, N.A.	TWD	10,909	358,142	364,951	6,809	—
Expiring 01/10/20	Deutsche Bank AG	TWD	65,840	2,162,304	2,202,619	40,315	—
Expiring 01/10/20	Deutsche Bank AG	TWD	52,830	1,751,367	1,767,380	16,013	—
New Zealand Dollar,
Expiring 01/10/20	Citibank, N.A.	NZD	5,335	3,428,617	3,592,009	163,392	—
Expiring 01/10/20	Citibank, N.A.	NZD	1,107	722,741	745,333	22,592	—
Expiring 01/10/20	Citibank, N.A.	NZD	1,107	726,917	745,333	18,416	—
Expiring 01/10/20	Citibank, N.A.	NZD	533	342,540	358,864	16,324	—
Expiring 01/10/20	Citibank, N.A.	NZD	511	335,327	344,052	8,725	—
Expiring 01/10/20	Citibank, N.A.	NZD	458	294,341	308,368	14,027	—
Expiring 01/10/20	Deutsche Bank AG	NZD	1,420	935,611	956,074	20,463	—
Expiring 01/10/20	Deutsche Bank AG	NZD	708	467,266	476,690	9,424	—
Expiring 01/10/20	Deutsche Bank AG	NZD	705	465,145	474,670	9,525	—
Expiring 01/10/20	Deutsche Bank AG	NZD	511	338,372	344,052	5,680	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	2,941	1,940,357	1,980,149	39,792	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	2,765	1,826,147	1,861,650	35,503	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	811	533,433	546,039	12,606	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	533	347,281	358,864	11,583	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	533	348,055	358,864	10,809	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	533	351,696	358,864	7,168	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	511	332,724	344,052	11,328	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	101	66,811	68,002	1,191	—
Norwegian Krone,
Expiring 01/10/20	Citibank, N.A.	NOK	119,390	13,005,540	13,599,733	594,193	—
Expiring 01/10/20	Citibank, N.A.	NOK	432	47,059	49,209	2,150	—
Expiring 01/10/20	Deutsche Bank AG	NOK	11,266	1,230,167	1,283,312	53,145	—
Expiring 01/10/20	Deutsche Bank AG	NOK	6,522	708,038	742,922	34,884	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	15,945	1,742,074	1,816,297	74,223	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	7,115	774,508	810,471	35,963	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	6,522	709,232	742,922	33,690	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	6,522	709,282	742,922	33,640	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	5,337	579,036	607,938	28,902	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	4,151	450,427	472,841	22,414	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	2,965	322,532	337,744	15,212	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	2,965	322,961	337,744	14,783	—
Peruvian Nuevo Sol,
Expiring 01/10/20	Citibank, N.A.	PEN	2,688	792,453	811,071	18,618	—

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble,
Expiring 01/10/20	Bank of America, N.A.	RUB	120,480	$1,912,684	$1,938,784	$26,100	$—
Expiring 01/10/20	Citibank, N.A.	RUB	142,653	2,218,951	2,295,597	76,646	—
Expiring 01/10/20	Citibank, N.A.	RUB	128,560	2,039,017	2,068,809	29,792	—
Singapore Dollar,
Expiring 01/10/20	Citibank, N.A.	SGD	7,051	5,163,941	5,242,827	78,886	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SGD	3,160	2,330,813	2,349,643	18,830	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SGD	606	445,949	450,596	4,647	—
South African Rand,
Expiring 01/10/20	Bank of America, N.A.	ZAR	142,762	9,622,091	10,179,778	557,687	—
Expiring 01/10/20	Bank of America, N.A.	ZAR	142,467	9,665,005	10,158,743	493,738	—
Expiring 01/10/20	Bank of America, N.A.	ZAR	94,409	6,363,122	6,731,923	368,801	—
Expiring 01/10/20	Bank of America, N.A.	ZAR	47,531	3,191,092	3,389,242	198,150	—
Expiring 01/10/20	Citibank, N.A.	ZAR	95,000	6,460,563	6,774,064	313,501	—
Expiring 01/10/20	Deutsche Bank AG	ZAR	94,039	6,510,818	6,705,539	194,721	—
Expiring 01/10/20	Deutsche Bank AG	ZAR	25,530	1,743,454	1,820,440	76,986	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	ZAR	47,467	3,208,964	3,384,679	175,715	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	ZAR	47,467	3,214,179	3,384,679	170,500	—
South Korean Won,
Expiring 01/10/20	Citibank, N.A.	KRW	5,528,647	4,706,633	4,786,551	79,918	—
Swedish Krona,
Expiring 01/10/20	Bank of America, N.A.	SEK	3,160	336,645	337,551	906	—
Expiring 01/10/20	Citibank, N.A.	SEK	3,277	344,262	350,049	5,787	—
Expiring 01/10/20	Citibank, N.A.	SEK	3,006	321,541	321,101	—	(440)
Expiring 01/10/20	Citibank, N.A.	SEK	3,005	321,642	320,994	—	(648)
Expiring 01/10/20	Deutsche Bank AG	SEK	32,677	3,415,726	3,490,558	74,832	—
Expiring 01/10/20	Deutsche Bank AG	SEK	3,317	346,726	354,322	7,596	—
Expiring 01/10/20	Deutsche Bank AG	SEK	3,265	343,323	348,767	5,444	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	10,742	1,144,798	1,147,460	2,662	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	6,951	731,639	742,506	10,867	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	6,951	740,379	742,506	2,127	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,277	344,403	350,049	5,646	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,265	342,639	348,768	6,129	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,265	342,639	348,767	6,128	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,265	343,033	348,767	5,734	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,160	332,328	337,551	5,223	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,160	332,293	337,551	5,258	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,160	336,026	337,551	1,525	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,143	334,963	335,735	772	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,143	333,615	335,735	2,120	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,143	336,866	335,735	—	(1,131)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,112	327,005	332,424	5,419	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,112	330,836	332,424	1,588	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,111	326,894	332,317	5,423	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,013	322,871	321,849	—	(1,022)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,012	321,954	321,742	—	(212)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,005	320,073	320,994	921	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,005	321,310	320,994	—	(316)
Swiss Franc,
Expiring 01/10/20	Citibank, N.A.	CHF	46,165	46,383,345	47,736,177	1,352,832	—
Expiring 01/10/20	Citibank, N.A.	CHF	28,018	28,150,516	28,971,563	821,047	—
Expiring 01/10/20	Citibank, N.A.	CHF	760	763,595	785,866	22,271	—
Expiring 01/10/20	Citibank, N.A.	CHF	413	414,953	427,056	12,103	—
Expiring 01/10/20	Deutsche Bank AG	CHF	602	614,243	622,488	8,245	—
Expiring 01/10/20	Deutsche Bank AG	CHF	323	328,410	333,993	5,583	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	581	591,459	600,774	9,315	—

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc (cont’d.),
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	323	$329,455	$333,993	$4,538	$—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	323	329,234	333,993	4,759	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	277	280,464	286,427	5,963	—
Thai Baht,
Expiring 01/10/20	Citibank, N.A.	THB	160,844	5,318,353	5,371,113	52,760	—
Expiring 01/10/20	Citibank, N.A.	THB	5,770	190,787	192,680	1,893	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	THB	49,270	1,633,594	1,645,288	11,694	—
Turkish Lira,
Expiring 01/10/20	Bank of America, N.A.	TRY	18,676	3,171,444	3,130,955	—	(40,489)
Expiring 01/10/20	Bank of America, N.A.	TRY	18,676	3,168,646	3,130,955	—	(37,691)
Expiring 01/10/20	Bank of America, N.A.	TRY	18,676	3,156,223	3,130,955	—	(25,268)
Expiring 01/10/20	Bank of America, N.A.	TRY	18,676	3,155,903	3,130,955	—	(24,948)
Expiring 01/10/20	Citibank, N.A.	TRY	37,352	6,359,627	6,261,909	—	(97,718)
Expiring 01/10/20	Citibank, N.A.	TRY	37,351	6,389,265	6,261,742	—	(127,523)
Expiring 01/10/20	Citibank, N.A.	TRY	18,663	3,190,987	3,128,775	—	(62,212)
Expiring 01/10/20	Citibank, N.A.	TRY	10,080	1,737,197	1,689,870	—	(47,327)
Expiring 01/10/20	Deutsche Bank AG	TRY	37,352	6,297,757	6,261,909	—	(35,848)
Expiring 01/10/20	Deutsche Bank AG	TRY	18,676	3,190,586	3,130,955	—	(59,631)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	TRY	18,663	3,206,370	3,128,775	—	(77,595)

				$930,741,674	$942,240,109	12,196,043	(697,608)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/10/20	Bank of America, N.A.	AUD	3,030	$2,051,091	$2,126,855	$—	$(75,764)
Expiring 01/10/20	Bank of America, N.A.	AUD	665	454,210	466,785	—	(12,575)
Expiring 01/10/20	Citibank, N.A.	AUD	460	322,281	322,889	—	(608)
Expiring 01/10/20	Deutsche Bank AG	AUD	1,045	716,052	733,519	—	(17,467)
Expiring 01/10/20	Deutsche Bank AG	AUD	792	544,000	555,930	—	(11,930)
Expiring 01/10/20	Deutsche Bank AG	AUD	475	324,082	333,418	—	(9,336)
Expiring 01/10/20	Deutsche Bank AG	AUD	475	326,722	333,418	—	(6,696)
Expiring 01/10/20	Deutsche Bank AG	AUD	475	328,222	333,418	—	(5,196)
Expiring 01/10/20	Deutsche Bank AG	AUD	475	329,003	333,418	—	(4,415)
Expiring 01/10/20	Deutsche Bank AG	AUD	475	329,594	333,418	—	(3,824)
Expiring 01/10/20	Deutsche Bank AG	AUD	475	327,984	333,418	—	(5,434)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	58,269	39,566,399	40,900,903	—	(1,334,504)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	2,565	1,754,876	1,800,457	—	(45,581)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	2,400	1,624,975	1,684,638	—	(59,663)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	1,089	744,072	764,404	—	(20,332)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	981	666,128	688,595	—	(22,467)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	891	612,342	625,422	—	(13,080)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	850	584,693	596,643	—	(11,950)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	693	477,885	486,439	—	(8,554)

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	594	$403,344	$416,948	$—	$(13,604)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	475	324,915	333,418	—	(8,503)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	475	325,622	333,418	—	(7,796)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	475	325,198	333,418	—	(8,220)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	475	331,198	333,418	—	(2,220)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	AUD	475	333,178	333,418	—	(240)
Brazilian Real,
Expiring 01/03/20	Deutsche Bank AG	BRL	27,035	6,313,786	6,719,752	—	(405,966)
Expiring 02/04/20	Deutsche Bank AG	BRL	21,285	5,206,512	5,285,618	—	(79,106)
British Pound,
Expiring 01/10/20	Bank of America, N.A.	GBP	2,066	2,723,403	2,737,416	—	(14,013)
Expiring 01/10/20	Bank of America, N.A.	GBP	270	355,206	357,746	—	(2,540)
Expiring 01/10/20	Citibank, N.A.	GBP	7,348	9,522,791	9,735,980	—	(213,189)
Expiring 01/10/20	Citibank, N.A.	GBP	270	352,861	357,746	—	(4,885)
Expiring 01/10/20	Deutsche Bank AG	GBP	551	717,326	730,066	—	(12,740)
Expiring 01/10/20	Deutsche Bank AG	GBP	378	493,815	500,844	—	(7,029)
Expiring 01/10/20	Deutsche Bank AG	GBP	270	355,943	357,746	—	(1,803)
Expiring 01/10/20	Deutsche Bank AG	GBP	245	321,171	324,621	—	(3,450)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	51,710	66,634,023	68,514,906	—	(1,880,883)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	19,785	25,495,149	26,214,802	—	(719,653)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	6,859	8,838,576	9,088,063	—	(249,487)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	486	629,489	643,942	—	(14,453)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	456	590,792	604,193	—	(13,401)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	270	349,587	357,746	—	(8,159)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	270	347,925	357,746	—	(9,821)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	270	350,180	357,745	—	(7,565)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	270	353,038	357,745	—	(4,707)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	270	351,301	357,746	—	(6,445)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	270	352,422	357,745	—	(5,323)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	270	355,233	357,746	—	(2,513)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	270	356,058	357,746	—	(1,688)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	270	355,765	357,746	—	(1,981)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	270	362,002	357,746	4,256	—

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	270	$362,594	$357,746	$4,848	$—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	GBP	245	324,368	324,621	—	(253)
Canadian Dollar,
Expiring 01/10/20	Citibank, N.A.	CAD	945	717,466	727,779	—	(10,313)
Expiring 01/10/20	Citibank, N.A.	CAD	945	714,320	727,779	—	(13,459)
Expiring 01/10/20	Citibank, N.A.	CAD	430	326,041	331,159	—	(5,118)
Expiring 01/10/20	Deutsche Bank AG	CAD	946	717,183	728,549	—	(11,366)
Expiring 01/10/20	Deutsche Bank AG	CAD	945	715,649	727,779	—	(12,130)
Expiring 01/10/20	Deutsche Bank AG	CAD	937	714,902	721,618	—	(6,716)
Expiring 01/10/20	Deutsche Bank AG	CAD	602	456,971	463,622	—	(6,651)
Expiring 01/10/20	Deutsche Bank AG	CAD	430	326,292	331,159	—	(4,867)
Expiring 01/10/20	Deutsche Bank AG	CAD	430	325,807	331,159	—	(5,352)
Expiring 01/10/20	Deutsche Bank AG	CAD	430	326,968	331,159	—	(4,191)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	74,585	56,210,387	57,440,625	—	(1,230,238)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	11,292	8,510,125	8,696,380	—	(186,255)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	7,343	5,533,993	5,655,112	—	(121,119)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	946	717,998	728,549	—	(10,551)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	774	590,687	596,086	—	(5,399)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	430	325,242	331,159	—	(5,917)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	430	326,613	331,159	—	(4,546)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	420	323,838	323,457	381	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CAD	86	65,428	66,232	—	(804)
Chilean Peso,
Expiring 01/10/20	Citibank, N.A.	CLP	1,803,016	2,254,475	2,398,202	—	(143,727)
Chinese Renminbi,
Expiring 01/10/20	Bank of America, N.A.	CNH	24,592	3,483,596	3,532,198	—	(48,602)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CNH	78,087	11,130,068	11,215,791	—	(85,723)
Colombian Peso,
Expiring 01/10/20	Citibank, N.A.	COP	7,409,984	2,128,291	2,253,220	—	(124,929)
Czech Koruna,
Expiring 01/10/20	Bank of America, N.A.	CZK	37,992	1,642,187	1,675,899	—	(33,712)
Danish Krone,
Expiring 01/10/20	Citibank, N.A.	DKK	31,678	4,681,350	4,758,417	—	(77,067)
Euro,
Expiring 01/10/20	Bank of America, N.A.	EUR	6,783	7,481,174	7,613,229	—	(132,055)
Expiring 01/10/20	Bank of America, N.A.	EUR	305	341,893	342,332	—	(439)
Expiring 01/10/20	Citibank, N.A.	EUR	488	541,582	547,730	—	(6,148)
Expiring 01/10/20	Deutsche Bank AG	EUR	2,871	3,207,665	3,222,406	—	(14,741)
Expiring 01/10/20	Deutsche Bank AG	EUR	647	715,032	726,192	—	(11,160)
Expiring 01/10/20	Deutsche Bank AG	EUR	643	721,414	721,702	—	(288)
Expiring 01/10/20	Deutsche Bank AG	EUR	305	339,209	342,331	—	(3,122)
Expiring 01/10/20	Deutsche Bank AG	EUR	305	338,570	342,332	—	(3,762)
Expiring 01/10/20	Deutsche Bank AG	EUR	305	340,387	342,332	—	(1,945)

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/10/20	Deutsche Bank AG	EUR	305	$339,614	$342,332	$—	$(2,718)
Expiring 01/10/20	Deutsche Bank AG	EUR	305	340,504	342,332	—	(1,828)
Expiring 01/10/20	Deutsche Bank AG	EUR	287	321,074	322,128	—	(1,054)
Expiring 01/10/20	Deutsche Bank AG	EUR	287	319,669	322,128	—	(2,459)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	453,352	499,974,720	508,841,595	—	(8,866,875)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	54,881	60,524,962	61,598,351	—	(1,073,389)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	25,426	28,040,810	28,538,104	—	(497,294)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	11,705	12,915,589	13,137,674	—	(222,085)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	11,705	12,918,504	13,137,674	—	(219,170)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	11,705	12,922,928	13,137,674	—	(214,746)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	8,979	9,902,400	10,078,016	—	(175,616)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	5,852	6,532,383	6,568,276	—	(35,893)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	5,852	6,537,854	6,568,276	—	(30,422)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	5,852	6,534,127	6,568,276	—	(34,149)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	5,852	6,531,019	6,568,276	—	(37,257)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	5,852	6,543,121	6,568,276	—	(25,155)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	2,251	2,482,493	2,526,519	—	(44,026)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	705	778,356	791,291	—	(12,935)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	447	492,969	501,712	—	(8,743)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	307	339,248	344,576	—	(5,328)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	307	343,468	344,576	—	(1,108)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	307	344,358	344,576	—	(218)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	307	342,675	344,576	—	(1,901)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	305	338,766	342,332	—	(3,566)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	287	322,154	322,129	25	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	EUR	92	102,185	103,261	—	(1,076)
Hungarian Forint,
Expiring 01/10/20	Bank of America, N.A.	HUF	1,076,800	3,624,852	3,651,223	—	(26,371)
Expiring 01/10/20	Deutsche Bank AG	HUF	699,355	2,293,494	2,371,379	—	(77,885)
Indian Rupee,
Expiring 01/10/20	Bank of America, N.A.	INR	463,450	6,454,735	6,502,165	—	(47,430)
Indonesian Rupiah,
Expiring 01/10/20	Deutsche Bank AG	IDR	31,421,000	2,217,822	2,270,569	—	(52,747)

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 03/18/20	Citibank, N.A.	IDR	51,391,971	$3,596,862	$3,691,276	$—	$(94,414)
Expiring 03/18/20	JPMorgan Chase Bank, N.A.	IDR	37,699,064	2,637,035	2,707,770	—	(70,735)
Israeli Shekel,
Expiring 01/10/20	Citibank, N.A.	ILS	6,695	1,923,795	1,939,589	—	(15,794)
Expiring 01/10/20	Deutsche Bank AG	ILS	11,514	3,323,807	3,335,687	—	(11,880)
Expiring 01/10/20	Deutsche Bank AG	ILS	6,215	1,794,116	1,800,529	—	(6,413)
Japanese Yen,
Expiring 01/10/20	Bank of America, N.A.	JPY	969,000	8,936,897	8,923,267	13,630	—
Expiring 01/10/20	Bank of America, N.A.	JPY	701,523	6,485,686	6,460,141	25,545	—
Expiring 01/10/20	Citibank, N.A.	JPY	41,634,521	382,103,046	383,401,375	—	(1,298,329)
Expiring 01/10/20	Citibank, N.A.	JPY	2,216,848	20,345,241	20,414,371	—	(69,130)
Expiring 01/10/20	Citibank, N.A.	JPY	350,762	3,242,158	3,230,075	12,083	—
Expiring 01/10/20	Citibank, N.A.	JPY	275,062	2,524,396	2,532,974	—	(8,578)
Expiring 01/10/20	Citibank, N.A.	JPY	190,332	1,755,021	1,752,718	2,303	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	275,750	2,533,361	2,539,309	—	(5,948)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	210,091	1,930,806	1,934,673	—	(3,867)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	190,904	1,762,312	1,757,985	4,327	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	169,692	1,566,835	1,562,649	4,186	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	120,012	1,102,317	1,105,159	—	(2,842)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	77,776	718,723	716,219	2,504	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	77,655	717,617	715,104	2,513	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	77,655	709,996	715,104	—	(5,108)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	50,390	465,384	464,028	1,356	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	35,993	331,679	331,450	229	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	35,353	326,110	325,556	554	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	35,353	326,696	325,556	1,140	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	35,353	326,850	325,556	1,294	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	35,353	326,443	325,556	887	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	35,353	323,374	325,556	—	(2,182)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	35,353	325,023	325,556	—	(533)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	JPY	29,993	277,274	276,198	1,076	—
Mexican Peso,
Expiring 01/10/20	Citibank, N.A.	MXN	176,440	8,988,328	9,318,569	—	(330,241)
Expiring 01/10/20	Citibank, N.A.	MXN	129,344	6,589,131	6,831,223	—	(242,092)
Expiring 01/10/20	Deutsche Bank AG	MXN	123,674	6,408,311	6,531,765	—	(123,454)
Expiring 01/10/20	Deutsche Bank AG	MXN	123,511	6,480,286	6,523,157	—	(42,871)

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar,
Expiring 01/10/20	Citibank, N.A.	TWD	65,335	$2,144,993	$2,185,724	$—	$(40,731)
New Zealand Dollar,
Expiring 01/10/20	Bank of America, N.A.	NZD	507	326,870	341,359	—	(14,489)
Expiring 01/10/20	Bank of America, N.A.	NZD	507	337,285	341,358	—	(4,073)
Expiring 01/10/20	Bank of America, N.A.	NZD	507	338,628	341,359	—	(2,731)
Expiring 01/10/20	Citibank, N.A.	NZD	17,210	11,060,263	11,587,342	—	(527,079)
Expiring 01/10/20	Citibank, N.A.	NZD	5,905	3,794,936	3,975,785	—	(180,849)
Expiring 01/10/20	Citibank, N.A.	NZD	1,173	770,257	789,771	—	(19,514)
Expiring 01/10/20	Citibank, N.A.	NZD	503	330,763	338,665	—	(7,902)
Expiring 01/10/20	Citibank, N.A.	NZD	183	117,607	123,212	—	(5,605)
Expiring 01/10/20	Deutsche Bank AG	NZD	1,943	1,272,560	1,308,205	—	(35,645)
Expiring 01/10/20	Deutsche Bank AG	NZD	1,724	1,129,046	1,160,754	—	(31,708)
Expiring 01/10/20	Deutsche Bank AG	NZD	853	561,837	574,317	—	(12,480)
Expiring 01/10/20	Deutsche Bank AG	NZD	507	329,283	341,359	—	(12,076)
Expiring 01/10/20	Deutsche Bank AG	NZD	507	339,351	341,359	—	(2,008)
Expiring 01/10/20	Deutsche Bank AG	NZD	503	328,294	338,665	—	(10,371)
Expiring 01/10/20	Deutsche Bank AG	NZD	503	325,929	338,665	—	(12,736)
Expiring 01/10/20	Deutsche Bank AG	NZD	503	324,777	338,665	—	(13,888)
Expiring 01/10/20	Deutsche Bank AG	NZD	503	333,022	338,666	—	(5,644)
Expiring 01/10/20	Deutsche Bank AG	NZD	456	299,199	307,021	—	(7,822)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	1,173	762,902	789,771	—	(26,869)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	1,125	733,585	757,452	—	(23,867)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	906	598,086	610,002	—	(11,916)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	716	462,450	482,076	—	(19,626)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	507	331,074	341,359	—	(10,285)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	507	333,428	341,359	—	(7,931)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	507	330,046	341,359	—	(11,313)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	507	327,761	341,359	—	(13,598)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	507	332,764	341,359	—	(8,595)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	507	335,624	341,358	—	(5,734)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	507	335,936	341,358	—	(5,422)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	507	336,607	341,359	—	(4,752)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	507	335,116	341,359	—	(6,243)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	507	341,381	341,359	22	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	503	330,761	338,665	—	(7,904)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	503	335,791	338,666	—	(2,875)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NZD	456	299,242	307,021	—	(7,779)

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone,
Expiring 01/10/20	Citibank, N.A.	NOK	24,235	$2,639,997	$2,760,612	$—	$(120,615)
Expiring 01/10/20	Citibank, N.A.	NOK	3,061	333,445	348,679	—	(15,234)
Expiring 01/10/20	Citibank, N.A.	NOK	2,965	324,263	337,743	—	(13,480)
Expiring 01/10/20	Citibank, N.A.	NOK	2,965	328,694	337,744	—	(9,050)
Expiring 01/10/20	Citibank, N.A.	NOK	2,965	327,404	337,744	—	(10,340)
Expiring 01/10/20	Deutsche Bank AG	NOK	2,965	323,874	337,744	—	(13,870)
Expiring 01/10/20	Deutsche Bank AG	NOK	2,965	327,910	337,744	—	(9,834)
Expiring 01/10/20	Deutsche Bank AG	NOK	2,965	327,910	337,744	—	(9,834)
Expiring 01/10/20	Deutsche Bank AG	NOK	2,965	329,709	337,744	—	(8,035)
Expiring 01/10/20	Deutsche Bank AG	NOK	2,965	328,039	337,744	—	(9,705)
Expiring 01/10/20	Deutsche Bank AG	NOK	2,965	329,193	337,744	—	(8,551)
Expiring 01/10/20	Deutsche Bank AG	NOK	2,965	331,678	337,744	—	(6,066)
Expiring 01/10/20	Deutsche Bank AG	NOK	2,965	336,928	337,744	—	(816)
Expiring 01/10/20	Deutsche Bank AG	NOK	2,953	328,055	336,377	—	(8,322)
Expiring 01/10/20	Deutsche Bank AG	NOK	2,953	330,022	336,377	—	(6,355)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	6,522	713,029	742,922	—	(29,893)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	4,269	469,141	486,283	—	(17,142)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	2,965	325,991	337,744	—	(11,753)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	2,965	326,005	337,744	—	(11,739)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	2,965	331,410	337,744	—	(6,334)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	2,965	329,868	337,744	—	(7,876)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	2,965	331,174	337,743	—	(6,569)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	2,965	330,795	337,743	—	(6,948)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	2,965	332,519	337,743	—	(5,224)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	2,965	332,622	337,744	—	(5,122)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	2,965	332,049	337,743	—	(5,694)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	2,965	331,776	337,744	—	(5,968)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	2,965	334,808	337,744	—	(2,936)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	2,965	337,503	337,744	—	(241)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	2,540	281,228	289,332	—	(8,104)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	2,313	257,541	263,474	—	(5,933)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	676	74,091	77,003	—	(2,912)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	NOK	413	45,856	47,045	—	(1,189)
Polish Zloty,
Expiring 01/10/20	Citibank, N.A.	PLN	21,901	5,587,933	5,772,792	—	(184,859)
Expiring 01/10/20	Citibank, N.A.	PLN	8,146	2,078,412	2,147,170	—	(68,758)

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble,
Expiring 01/10/20	Citibank, N.A.	RUB	394,134	$6,130,707	$6,342,470	$—	$(211,763)
Expiring 01/10/20	Citibank, N.A.	RUB	161,320	2,509,313	2,595,988	—	(86,675)
Singapore Dollar,
Expiring 01/10/20	Citibank, N.A.	SGD	4,112	3,011,505	3,057,510	—	(46,005)
Expiring 01/10/20	Citibank, N.A.	SGD	3,175	2,325,275	2,360,797	—	(35,522)
Expiring 01/10/20	Citibank, N.A.	SGD	1,893	1,386,376	1,407,555	—	(21,179)
South African Rand,
Expiring 01/10/20	Bank of America, N.A.	ZAR	533,588	35,963,577	38,047,993	—	(2,084,416)
Expiring 01/10/20	Bank of America, N.A.	ZAR	101,720	6,855,880	7,253,240	—	(397,360)
Expiring 01/10/20	Bank of America, N.A.	ZAR	47,467	3,216,113	3,384,679	—	(168,566)
Expiring 01/10/20	Bank of America, N.A.	ZAR	47,467	3,227,401	3,384,679	—	(157,278)
Expiring 01/10/20	Bank of America, N.A.	ZAR	47,019	3,221,314	3,352,734	—	(131,420)
Expiring 01/10/20	Citibank, N.A.	ZAR	47,467	3,237,505	3,384,679	—	(147,174)
Expiring 01/10/20	Deutsche Bank AG	ZAR	94,039	6,475,712	6,705,539	—	(229,827)
Expiring 01/10/20	Deutsche Bank AG	ZAR	47,019	3,252,466	3,352,734	—	(100,268)
Expiring 01/10/20	Deutsche Bank AG	ZAR	47,019	3,173,609	3,352,734	—	(179,125)
Expiring 01/10/20	Deutsche Bank AG	ZAR	23,547	1,678,970	1,679,041	—	(71)
Expiring 01/10/20	Deutsche Bank AG	ZAR	23,547	1,676,376	1,679,041	—	(2,665)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	ZAR	47,467	3,202,059	3,384,679	—	(182,620)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	ZAR	47,467	3,218,211	3,384,679	—	(166,468)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	ZAR	47,467	3,240,378	3,384,679	—	(144,301)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	ZAR	19,300	1,334,714	1,376,205	—	(41,491)
South Korean Won,
Expiring 01/10/20	Citibank, N.A.	KRW	1,689,930	1,438,667	1,463,096	—	(24,429)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	KRW	41,098,034	35,021,759	35,581,558	—	(559,799)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	KRW	1,791,930	1,526,996	1,551,404	—	(24,408)
Swedish Krona,
Expiring 01/10/20	Citibank, N.A.	SEK	12,640	1,350,212	1,350,205	7	—
Expiring 01/10/20	Citibank, N.A.	SEK	5,600	585,300	598,192	—	(12,892)
Expiring 01/10/20	Citibank, N.A.	SEK	4,571	486,963	488,274	—	(1,311)
Expiring 01/10/20	Deutsche Bank AG	SEK	157,507	16,464,203	16,824,903	—	(360,700)
Expiring 01/10/20	Deutsche Bank AG	SEK	142,821	14,929,075	15,256,143	—	(327,068)
Expiring 01/10/20	Deutsche Bank AG	SEK	8,847	942,921	945,037	—	(2,116)
Expiring 01/10/20	Deutsche Bank AG	SEK	6,951	733,476	742,506	—	(9,030)
Expiring 01/10/20	Deutsche Bank AG	SEK	6,845	733,458	731,183	2,275	—
Expiring 01/10/20	Deutsche Bank AG	SEK	5,899	629,934	630,132	—	(198)
Expiring 01/10/20	Deutsche Bank AG	SEK	5,877	616,598	627,781	—	(11,183)
Expiring 01/10/20	Deutsche Bank AG	SEK	4,356	466,756	465,308	1,448	—
Expiring 01/10/20	Deutsche Bank AG	SEK	3,506	366,482	374,511	—	(8,029)
Expiring 01/10/20	Deutsche Bank AG	SEK	3,265	348,686	348,767	—	(81)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	14,691	1,552,823	1,569,293	—	(16,470)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	6,951	747,777	742,506	5,271	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	5,877	624,319	627,781	—	(3,462)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	5,601	592,111	598,299	—	(6,188)

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	5,550	$594,733	$592,851	$1,882	$—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,160	331,226	337,551	—	(6,325)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,160	330,752	337,551	—	(6,799)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,160	338,992	337,551	1,441	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,160	337,014	337,551	—	(537)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,160	335,373	337,551	—	(2,178)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,160	333,935	337,551	—	(3,616)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,160	337,616	337,551	65	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	SEK	3,160	338,645	337,551	1,094	—
Swiss Franc,
Expiring 01/10/20	Bank of America, N.A.	CHF	332	337,285	343,299	—	(6,014)
Expiring 01/10/20	Citibank, N.A.	CHF	13,770	13,835,127	14,238,647	—	(403,520)
Expiring 01/10/20	Citibank, N.A.	CHF	9,548	9,724,435	9,872,956	—	(148,521)
Expiring 01/10/20	Citibank, N.A.	CHF	1,261	1,284,102	1,303,917	—	(19,815)
Expiring 01/10/20	Citibank, N.A.	CHF	863	877,573	892,371	—	(14,798)
Expiring 01/10/20	Citibank, N.A.	CHF	730	739,570	754,845	—	(15,275)
Expiring 01/10/20	Citibank, N.A.	CHF	334	338,890	345,367	—	(6,477)
Expiring 01/10/20	Citibank, N.A.	CHF	315	325,401	325,721	—	(320)
Expiring 01/10/20	Deutsche Bank AG	CHF	452	460,999	467,383	—	(6,384)
Expiring 01/10/20	Deutsche Bank AG	CHF	447	455,855	462,213	—	(6,358)
Expiring 01/10/20	Deutsche Bank AG	CHF	446	454,176	461,179	—	(7,003)
Expiring 01/10/20	Deutsche Bank AG	CHF	332	335,898	343,299	—	(7,401)
Expiring 01/10/20	Deutsche Bank AG	CHF	322	327,606	332,959	—	(5,353)
Expiring 01/10/20	Deutsche Bank AG	CHF	315	321,901	325,721	—	(3,820)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	31,825	32,492,958	32,908,130	—	(415,172)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	22,278	22,690,814	23,036,208	—	(345,394)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	1,858	1,880,791	1,921,235	—	(40,444)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	1,261	1,277,854	1,303,917	—	(26,063)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	1,227	1,247,851	1,268,760	—	(20,909)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	968	987,413	1,000,945	—	(13,532)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	730	739,240	754,845	—	(15,605)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	730	742,994	754,845	—	(11,851)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	730	754,106	754,845	—	(739)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	730	749,653	754,845	—	(5,192)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	710	722,076	734,164	—	(12,088)

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc (cont’d.),
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	597	$609,909	$617,318	$—	$(7,409)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	597	610,812	617,319	—	(6,507)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	575	586,383	594,569	—	(8,186)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	575	586,668	594,569	—	(7,901)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	575	585,850	594,569	—	(8,719)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	517	527,237	534,596	—	(7,359)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	446	455,718	461,179	—	(5,461)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	334	338,966	345,367	—	(6,401)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	315	321,829	325,721	—	(3,892)
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	CHF	315	325,824	325,721	103	—
Thai Baht,
Expiring 01/10/20	Citibank, N.A.	THB	349,315	11,550,199	11,664,781	—	(114,582)
Turkish Lira,
Expiring 01/10/20	Bank of America, N.A.	TRY	95,869	16,397,674	16,072,044	325,630	—
Expiring 01/10/20	Bank of America, N.A.	TRY	54,585	9,336,355	9,150,951	185,404	—
Expiring 01/10/20	Bank of America, N.A.	TRY	18,676	3,204,640	3,130,955	73,685	—
Expiring 01/10/20	Bank of America, N.A.	TRY	18,663	3,191,347	3,128,775	62,572	—
Expiring 01/10/20	Bank of America, N.A.	TRY	13,415	2,278,054	2,248,970	29,084	—
Expiring 01/10/20	Bank of America, N.A.	TRY	3,022	516,890	506,625	10,265	—
Expiring 01/10/20	Citibank, N.A.	TRY	14,480	2,475,780	2,427,512	48,268	—
Expiring 01/10/20	Deutsche Bank AG	TRY	12,430	2,088,275	2,083,838	4,437	—
Expiring 01/10/20	JPMorgan Chase Bank, N.A.	TRY	18,663	3,224,491	3,128,775	95,716	—

				$1,864,224,012	$1,894,486,324	931,806	(31,194,118)

						$13,127,849	$(31,891,726)

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	10,871	09/16/24	1.844%(S)	6 Month BBSW(2)(S)	$—	$130,726	$130,726
AUD	9,685	06/17/25	1.031%(S)	6 Month BBSW(2)(S)	13,743	(65,978)	(79,721)
AUD	8,043	09/18/29	2.250%(S)	6 Month BBSW(2)(S)	7,759	100,179	92,420
AUD	4,520	03/18/30	1.344%(S)	6 Month BBSW(2)(S)	(11,798)	(60,504)	(48,706)
CAD	10,459	09/16/24	2.094%(S)	3 Month CDOR(1)(S)	(2,486)	(2,118)	368
CAD	17,827	06/17/25	1.969%(S)	3 Month CDOR(1)(S)	1,995	64,703	62,708
CAD	4,255	03/18/30	1.781%(S)	3 Month CDOR(1)(S)	6,982	117,176	110,194
EUR	6,386	09/16/24	0.406%(A)	6 Month EURIBOR(2)(S)	9,878	100,938	91,060
EUR	5,938	03/18/25	(0.344)%(A)	6 Month EURIBOR(2)(S)	(3,571)	(79,908)	(76,337)
EUR	4,344	09/18/29	1.156%(A)	6 Month EURIBOR(2)(S)	278	167,024	166,746
EUR	2,631	03/18/30	(0.125)%(A)	6 Month EURIBOR(2)(S)	(39,677)	(101,468)	(61,791)
GBP	11,127	03/18/25	0.813%(S)	6 Month GBP LIBOR(1)(S)	(1,749)	56,458	58,207
GBP	2,259	06/17/30	1.063%(S)	6 Month GBP LIBOR(1)(S)	(5,081)	(7,483)	(2,402)

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	48,521	12/07/30	0.720%(A)	1 Day SONIA(2)(A)	$277,817	$(517,326)	$(795,143)
JPY	1,043,708	12/15/24	(0.130)%(S)	6 Month JPY LIBOR(1)(S)	3,785	48,657	44,872
NOK	68,101	09/16/24	1.906%(A)	6 Month NIBOR(1)(S)	(278)	23,133	23,411
NOK	127,318	03/18/25	1.719%(A)	6 Month NIBOR(1)(S)	(22,862)	198,635	221,497
NOK	29,301	06/17/30	1.969%(A)	6 Month NIBOR(1)(S)	3,030	32,466	29,436
NZD	8,665	06/16/23	1.771%(S)	3 Month BBR(2)(Q)	—	40,789	40,789
NZD	50,920	06/16/23	1.775%(S)	3 Month BBR(2)(Q)	—	242,033	242,033
NZD	21,483	06/16/23	1.801%(S)	3 Month BBR(2)(Q)	—	109,511	109,511
NZD	86,193	09/15/23	0.925%(S)	3 Month BBR(2)(Q)	—	(585,504)	(585,504)
NZD	50,715	09/15/23	1.388%(S)	3 Month BBR(2)(Q)	—	(37,759)	(37,759)
NZD	25,837	09/15/23	1.393%(S)	3 Month BBR(2)(Q)	—	(17,830)	(17,830)
NZD	26,141	09/15/23	1.400%(S)	3 Month BBR(2)(Q)	—	(15,481)	(15,481)
NZD	44,767	12/15/23	0.963%(S)	3 Month BBR(2)(Q)	—	(301,534)	(301,534)
NZD	26,600	12/15/23	1.002%(S)	3 Month BBR(2)(Q)	—	(165,667)	(165,667)
NZD	39,675	12/15/23	1.066%(S)	3 Month BBR(2)(Q)	—	(214,052)	(214,052)
NZD	26,205	12/15/23	1.067%(S)	3 Month BBR(2)(Q)	—	(141,209)	(141,209)
NZD	11,396	09/16/24	2.188%(S)	3 Month BBR(2)(Q)	8,236	147,524	139,288
NZD	10,639	03/18/25	1.125%(S)	3 Month BBR(2)(Q)	6,498	(118,335)	(124,833)
NZD	8,469	06/19/29	2.969%(S)	3 Month BBR(2)(Q)	676	230,236	229,560
NZD	4,911	03/18/30	1.438%(S)	3 Month BBR(2)(Q)	(4,066)	(113,030)	(108,964)
SEK	68,979	09/16/24	0.719%(A)	3 Month STIBOR(2)(Q)	(408)	58,453	58,861
SEK	60,922	06/17/25	0.344%(A)	3 Month STIBOR(2)(Q)	(757)	(31,422)	(30,665)
SEK	42,039	03/20/29	1.720%(A)	3 Month STIBOR(2)(Q)	(522)	177,020	177,542
SEK	28,820	03/18/30	0.344%(A)	3 Month STIBOR(2)(Q)	(32,253)	(110,861)	(78,608)
	8,318	12/15/24	1.780%(S)	3 Month LIBOR(1)(Q)	7,215	(4,598)	(11,813)
	13,938	03/18/25	1.531%(S)	3 Month LIBOR(1)(Q)	36,254	131,605	95,351
	3,103	06/17/30	1.844%(S)	3 Month LIBOR(1)(Q)	(4,483)	19,110	23,593

					$254,155	$(495,691)	$(749,846)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
CNH	53,220	09/18/24	2.917%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$(1,003)	$—	$(1,003)	Goldman Sachs International
CNH	159,663	09/18/24	2.918%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(1,990)	—	(1,990)	Goldman Sachs International
CNH	319,419	12/18/24	2.990%(Q)	7 Day China Fixing Repo Rates(2)(Q)	122,275	—	122,275	JPMorgan Chase Bank, N.A.
CNH	142,967	03/18/25	2.953%	7 Day China Fixing Repo Rates(2)	—	—	—	Goldman Sachs International

					$119,282	$—	$119,282

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$122,275	$(2,993)

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$12,763,202
Morgan Stanley	—	5,877,909

Total	$—	$18,641,111

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$61,355,790	$—
Consumer Loans	—	44,123,743	—
Credit Cards	—	9,913,784	—
Equipment	—	2,947,576	—
Commercial Mortgage-Backed Securities	—	28,038,109	—
Corporate Bonds	—	883,391,567	—
Municipal Bonds	—	12,402,027	—
Sovereign Bonds	—	1,114,135,509	—
U.S. Government Agency Obligations	—	291,648,420	—
U.S. Treasury Obligations	—	98,973,443	—
Affiliated Mutual Fund	68,623,796	—	—
Unaffiliated Fund	14,426,003	—	—

Total	$83,049,799	$2,546,929,968	$—

Other Financial Instruments*
Assets
Futures Contracts	$3,359,697	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	13,127,849	—
Centrally Cleared Interest Rate Swap Agreements	—	2,148,173	—
OTC Interest Rate Swap Agreements	—	122,275	—

Total	$3,359,697	$15,398,297	$—

Liabilities
Futures Contracts	$(4,334,690)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(31,891,726)	—
Centrally Cleared Interest Rate Swap Agreements	—	(2,898,019)	—
OTC Interest Rate Swap Agreements	—	(2,993)	—

Total	$(4,334,690)	$(34,792,738)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):

Sovereign Bonds	43.6%
U.S. Government Agency Obligations	11.4
Banks	8.6
Media	4.1
Telecommunications	4.0
U.S. Treasury Obligations	3.9
Oil & Gas	3.1
Affiliated Mutual Fund (2.7% represents investments purchased with collateral from securities on loan)	2.7
Automobiles	2.4
Electric	2.3
Pharmaceuticals	1.8
Consumer Loans	1.7
Pipelines	1.6
Software	1.4
Auto Manufacturers	1.3
Beverages	1.1
Commercial Mortgage-Backed Securities	1.1
Healthcare-Services	0.9
Insurance	0.9
Agriculture	0.8
Unaffiliated Fund	0.5
Commercial Services	0.5

Municipal Bonds	0.5%
Healthcare-Products	0.5
Credit Cards	0.4
Real Estate Investment Trusts (REITs)	0.3
Computers	0.3
Trucking & Leasing	0.3
Multi-National	0.2
Transportation	0.2
Savings & Loans	0.2
Equipment	0.1
Diversified Financial Services	0.1
Gas	0.1
Retail	0.0	*
Mining	0.0	*
Chemicals	0.0	*

	102.9
Liabilities in excess of other assets	(2.9)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	—	$—		Due from/to broker-variation margin futures	$1,524,676	*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	13,127,849		Unrealized depreciation on OTC forward foreign currency exchange contracts	31,891,726
Interest rate contracts	Due from/to broker-variation margin futures	3,359,697	*	Due from/to broker-variation margin futures	2,810,014	*
Interest rate contracts	Due from/to broker-variation margin swaps	2,148,173	*	Due from/to broker-variation margin swaps	2,898,019	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	122,275		Unrealized depreciation on OTC swap agreements	2,993

		$18,757,994			$39,127,428

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$7,548,501	$46,131,451	$—
Interest rate contracts	9,148,663	—	8,190,072

Total	$16,697,164	$46,131,451	$8,190,072

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$(28,633)	$(18,116,453)	$—
Interest rate contracts	(3,773,466)	—	(3,901,500)

Total	$(3,802,099)	$(18,116,453)	$(3,901,500)

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$823,158,834	$698,153,114	$1,989,739,190

Forward Foreign Currency Exchange Contracts— Sold(2)	Interest Rate Swap Agreements(1)
$2,895,204,999	$976,869,788

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$67,109,958	$(67,109,958)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$2,709,943	$(3,493,017)	$(783,074)	$—	$(783,074)
Citibank, N.A.	5,573,782	(5,520,491)	53,291	—	53,291
Deutsche Bank AG	1,131,264	(2,575,929)	(1,444,665)	232,502	(1,212,163)

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Goldman Sachs International	$—	$(2,993)	$(2,993)	$2,993	$—
JPMorgan Chase Bank, N.A.	3,835,135	(20,302,289)	(16,467,154)	475,383	(15,991,771)

	$13,250,124	$(31,894,719)	$(18,644,595)	$710,878	$(17,933,717)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $67,109,958:
Unaffiliated investments (cost $2,512,697,513)	$2,561,355,971
Affiliated investments (cost $68,620,826)	68,623,796
Dividends and interest receivable	14,280,966
Unrealized appreciation on OTC forward foreign currency exchange contracts	13,127,849
Due from broker-variation margin swaps	435,319
Tax reclaim receivable	422,819
Unrealized appreciation on OTC swap agreements	122,275
Prepaid expenses and other assets	26,226

Total Assets	2,658,395,221

LIABILITIES
Payable to broker for collateral for securities on loan	68,526,567
Unrealized depreciation on OTC forward foreign currency exchange contracts	31,891,726
Due to broker-variation margin futures	1,122,799
Management fee payable	668,315
Accrued expenses and other liabilities	333,181
Distribution fee payable	105,009
Payable to affiliate	84,883
Unrealized depreciation on OTC swap agreements	2,993
Payable to custodian	2,110
Affiliated transfer agent fee payable	357
Payable for Portfolio shares repurchased	269

Total Liabilities	102,738,209

NET ASSETS	$2,555,657,012

Net assets were comprised of:
Partners’ Equity	$2,555,657,012

Net asset value and redemption price per share, $2,555,657,012 / 216,733,899 outstanding shares of beneficial interest	$11.79

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $541,332 foreign withholding tax, of which $144,787 is reimbursable by an affiliate)	$42,249,993
Affiliated income from securities lending, net	58,520

Total income	42,308,513

EXPENSES
Management fee	14,044,208
Distribution fee	5,692,298
Custodian and accounting fees	528,606
Audit fee	58,509
Trustees’ fees	37,080
Legal fees and expenses	19,785
Shareholders’ reports	12,623
Transfer agent’s fees and expenses (including affiliated expense of $2,188)	7,008
Miscellaneous	47,536

Total expenses	20,447,653

NET INVESTMENT INCOME (LOSS)	21,860,860

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(8,866))	22,888,159
Futures transactions	16,697,164
Forward currency contract transactions	46,131,451
Swap agreements transactions	8,190,072
Foreign currency transactions	(8,155,376)

85,751,470

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $3,197)	53,320,418
Futures	(3,802,099)
Forward currency contracts	(18,116,453)
Swap agreements	(3,901,500)
Foreign currencies	91,909

27,592,275

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	113,343,745

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$135,204,605

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$21,860,860	$20,913,018
Net realized gain (loss) on investment and foreign currency transactions	85,751,470	85,763,644
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	27,592,275	(39,262,234)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	135,204,605	67,414,428

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [76,845,118 and 20,783,803 shares, respectively]	897,778,482	221,775,611
Portfolio shares repurchased [31,808,090 and 37,673,649 shares, respectively]	(368,782,259)	(405,742,378)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	528,996,223	(183,966,767)

CAPITAL CONTRIBUTIONS	223	114,658

TOTAL INCREASE (DECREASE)	664,201,051	(116,437,681)
NET ASSETS:
Beginning of year	1,891,455,961	2,007,893,642

End of year	$2,555,657,012	$1,891,455,961

SEE NOTES TO FINANCIAL STATEMENTS.

A218

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2019 consisted of 90 separate Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains only to the 18 Portfolios listed below together with their investment objective(s). Each Portfolio is a diversified portfolio except forAST Goldman Sachs Global Income Portfolio, which is a non-diversified portfolio for purposes of the 1940 Act (See Note 8).

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Objective(s)	Subadviser(s)
AST AB Global Bond Portfolio (“AB Global Bond”)	Generate current income consistent with preservation of capital.	AllianceBernstein, L.P.

AST American Funds Growth Allocation Portfolio (“American Funds Growth Allocation”)	Long-term growth of capital and secondarily to generate income.	Capital International, Inc.

AST BlackRock 60/40 Target Allocation ETF Portfolio (“BlackRock 60/40 Target Allocation ETF”)	Long-term capital appreciation.	BlackRock Financial Management, Inc.

AST BlackRock 80/20 Target Allocation ETF Portfolio (“BlackRock 80/20 Target Allocation ETF”)	Long-term capital appreciation.	BlackRock Financial Management, Inc.

AST FQ Absolute Return Currency Portfolio (“FQ Absolute Return Currency”)	Absolute returns not highly correlated with any traditional asset class.	First Quadrant, L.P.

AST Franklin Templeton K2 Global Absolute Return Portfolio (“Franklin Templeton K2 Global Absolute Return”)	Capital appreciation with reduced market correlation.	Franklin Advisers, Inc. / K2 / D&S Management Co., LLC / Templeton Global Advisors Ltd.

AST Goldman Sachs Global Growth Allocation Portfolio (“Goldman Sachs Global Growth Allocation”)	Total return made up of capital appreciation and income.	Goldman Sachs Asset Management, L.P. (“GSAM”)

AST Goldman Sachs Global Income Portfolio (“Goldman Sachs Global Income”)	High total return emphasizing current income and to a lesser extent, providing opportunities for capital appreciation.	Goldman Sachs Asset Management International (“GSAMI”)

B1

Portfolio	Objective(s)	Subadviser(s)
AST Jennison Global Infrastructure Portfolio (“Jennison Global Infrastructure”)	Total return.	Jennison Associates, LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.)

AST Managed Alternatives Portfolio (“Managed Alternatives”)	Long-term capital appreciation, with a focus on downside protection.	None

AST Managed Equity Portfolio (“Managed Equity”)	Capital appreciation.	QMA LLC (“QMA”) (formerly Quantitative Management Associates, LLC) (a whollyowned subsidiary of PGIM, Inc.)

AST Managed Fixed Income Portfolio (“Managed Fixed Income”)	Total return.	QMA (a wholly-owned subsidiary of PGIM, Inc.)

AST Neuberger Berman Long/Short Portfolio (“Neuberger Berman Long/Short”)	Long-term capital appreciation, with a secondary objective of principal preservation.	Neuberger Berman Investment Advisers, LLC

AST PIMCO Dynamic Bond Portfolio (“PIMCO Dynamic Bond”)	Total return.	Pacific Investment Management Company LLC

AST Prudential Flexible Multi-Strategy Portfolio (“Prudential Flexible Multi-Strategy”)	Capital appreciation.	Jennison (a wholly-owned subsidiary of PGIM, Inc.)/ QMA (a wholly-owned subsidiary of PGIM, Inc.) / PGIM Fixed Income (“PFI”), which is a business unit of PGIM, Inc. (a wholly-owned subsidiary of PGIM, Inc.)

AST QMA International Core Equity Portfolio (“QMA International Core Equity”)	Long-term capital appreciation.	QMA (a wholly-owned subsidiary of PGIM, Inc.)

AST T. Rowe Price Diversified Real Growth Portfolio (“T. Rowe Price Diversified Real Growth”)	Long-term capital appreciation and secondarily, income.	T. Rowe Price Associates, Inc. / T. Rowe Price International Ltd / T. Rowe Price International Ltd – Tokyo / T. Rowe Price Hong Kong Limited (“T. Rowe”)

B2

Portfolio	Objective(s)	Subadviser(s)
AST Wellington Management Global Bond Portfolio (“Wellington Management Global Bond”)	Consistent excess returns over the Bloomberg Barclays Global Aggregate Bond Index (US Hedged).	Wellington Management Company, LLP

1.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

B3

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Trust has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Portfolio limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Portfolios’ LRMP because of legal restrictions

B4

on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Portfolios’ investments in restricted securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium

B5

is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial/Commodity Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales: Certain Portfolios sold a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Bank Loans: Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquired interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a

B6

participation interest from the selling institution). Under a bank loan assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

B7

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements: The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or

B8

bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2019, the Portfolios have not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): Certain Portfolios invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical

B9

information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Master Limited Partnerships (MLPs): Certain Portfolios invested in MLPs. Distributions received from the Portfolios’ investment in MLPs generally are comprised of income and return of capital. The Portfolios record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced in Note 3. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2019, the Investment Manager had engaged the firms referenced in Note 1 as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations: The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

B10

Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fees, Net of Waiver, if Applicable
AB Global Bond	0.64% first $300 million;	0.62%
	0.63% on next $200 million;
	0.62% on next $250 million;
	0.61% on next $2.5 billion;
	0.60% on next $2.75 billion;
	0.57% on next $4 billion;
	0.55% in excess of $10 billion
American Funds Growth	0.6825% first $300 million;	0.34%
	0.6725% on next $200 million;
	0.6625% on next $250 million;
	0.6525% on next $2.5 billion;
	0.6425% on next $2.75 billion;
	0.6125% on next $4 billion;
	0.5925% in excess of $10 billion
BlackRock 60/40 Target Allocation ETF	0.525% first $300 million;	0.21%
	0.515% on next $200 million;
	0.505% on next $250 million;
	0.495% on next $2.5 billion;
	0.485% on next $2.75 billion;
	0.455% on next $4 billion;
	0.435% in excess of $10 billion
BlackRock 80/20 Target Allocation ETF	0.525% first $300 million;	0.26%
	0.515% on next $200 million;
	0.505% on next $250 million;
	0.495% on next $2.5 billion;
	0.485% on next $2.75 billion;
	0.455% on next $4 billion;
	0.435% in excess of $10 billion
FQ Absolute Return Currency	0.8325% first $300 million;	—#
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $2.5 billion;
	0.7925% on next $2.75 billion;
	0.7625% on next $4 billion;
	0.7425% in excess of $10 billion
Franklin Templeton K2 Global Absolute Return	0.7825% first $300 million;	—#
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion
Goldman Sachs Global Growth Allocation	0.7825% first $300 million;	0.15%
	0.7725% on next $200 million;
	0.7625% on next $250 million;
	0.7525% on next $2.5 billion;
	0.7425% on next $2.75 billion;
	0.7125% on next $4 billion;
	0.6925% in excess of $10 billion
Goldman Sachs Global Income	0.64% first $300 million;	0.63%
	0.63% on next $200 million;
	0.62% on next $250 million;
	0.61% on next $2.5 billion;
	0.60% on next $2.75 billion;
	0.57% on next $4 billion;
	0.55% in excess of $10 billion

B11

Portfolio	Management Fee	Effective Management Fees, Net of Waiver, if Applicable
Jennison Global Infrastructure	0.8325% first $300 million;	0.17%
	0.8225% on next $200 million;
	0.8125% on next $250 million;
	0.8025% on next $2.5 billion;
	0.7925% on next $2.75 billion;
	0.7625% on next $4 billion;
	0.7425% in excess of $10 billion
Managed Alternatives(1)	0.15%	—#
Managed Equity(1)	0.15%	—#
Managed Fixed Income(1)	0.15%	0.15%
Neuberger Berman Long/Short	1.04% first $300 million	0.73%
	1.03% on next $200 million;
	1.02% on next $250 million;
	1.01% on next $2.5 billion;
	1.00% on next $2.75 billion;
	0.97% on next $4 billion;
	0.95% in excess of $10 billion
PIMCO Dynamic Bond	0.7125% first $300 million;	0.69%
	0.7025% on next $200 million;
	0.6925% on next $250 million;
	0.6825% on next $2.5 billion;
	0.6725% on next $2.75 billion;
	0.6425% on next $4.0 billion;
	0.6225% in excess of $10 billion
Prudential Flexible Multi-Strategy	0.9825% first $300 million;	0.41%
	0.9725% on next $200 million;
	0.9625% on next $250 million;
	0.9525% on next $2.5 billion;
	0.9425% on next $2.75 billion;
	0.9125% on next $4 billion;
	0.8925% in excess of $10 billion
QMA International Core Equity	0.7325% first $300 million;	0.71%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion
T. Rowe Price Diversified Real Growth	0.7325% first $300 million;	0.13%
	0.7225% on next $200 million;
	0.7125% on next $250 million;
	0.7025% on next $2.5 billion;
	0.6925% on next $2.75 billion;
	0.6625% on next $4 billion;
	0.6425% in excess of $10 billion
Wellington Management Global Bond	0.64% first $300 million;	0.62%
	0.63% on next $200 million;
	0.62% on next $250 million;
	0.61% on next $2.5 billion;
	0.60% on next $2.75 billion;
	0.57% on next $4 billion;
	0.55% in excess of $10 billion

Portfolio	Fee Waivers and/or Expense Limitations
American Funds Growth Allocation	contractually limit expenses to 0.92% through June 30, 2020(a)(b)

B12

Portfolio	Fee Waivers and/or Expense Limitations
BlackRock 60/40 Target Allocation ETF	contractually limit expenses to
0.75% through June 30, 2020(a)(b)
BlackRock 80/20 Target Allocation ETF	contractually limit expenses to
0.75% through June 30, 2020(a)(b)
FQ Absolute Return Currency	contractually limit expenses to
1.22% through June 30, 2020
Franklin Templeton K2 Global Absolute Return	contractually limit expenses to
1.17% through June 30, 2020(a)(b)
Goldman Sachs Global Growth Allocation	contractually limit expenses to
1.19% through June 30, 2020(a)(b)
Jennison Global Infrastructure	contractually limit expenses to
1.26% through June 30, 2020
Managed Alternatives	contractually limit expenses to
1.47% through June 30, 2020(d)
Managed Equity	contractually limit expenses to
1.25% through June 30, 2020(c)
Managed Fixed Income	contractually limit expenses to
1.25% through June 30, 2020(c)
Neuberger Berman Long/Short	contractually limit expenses to
1.42% through June 30, 2020
PIMCO Dynamic Bond	voluntarily limit expenses to 1.02%
through June 30, 2019
Prudential Flexible Multi-Strategy	contractually limit expenses to
1.48% through June 30, 2020(a)(c)
T. Rowe Price Diversified Real Growth	contractually waive 0.01%
through June 30, 2020
effective April 27, 2019
contractually waive an additional 0.001%
through June 30, 2020
effective September 1, 2019
contractually waive an additional 0.0018%
through June 30, 2021
contractually limit expenses to
1.05% through June 30, 2020(a)(b)

(a)

The Investment Manager and Prudential Annuities Distributors, Inc. (“PAD”) have agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee they receive from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. The Investment Manager has also agreed to waive a portion of its investment management fee equal to the amount of the management fee received by the subadviser due to the Portfolio’s investment in any fund managed or subadvised by the Subadviser.

(b)	Expense limitation includes the acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the Subadviser.
(c)	Expense limitation includes the acquired fund fees and expenses due to investments in underlying portfolios of the Trust.
(d)	Expense limitation includes acquired fund fees and expenses excluding underlying dividends on securities sold short and brokers fees and expenses on short sales.
#	The waivers and/or expense reimbursements exceeded the effective management fee rate for the current period due to expense limitations described above.
(1)

The Fund of Funds Discount: The Investment Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets across each of the following Portfolios: AST Academic Strategies Asset Allocation Portfolio (Fund of Funds sleeve), AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, AST Managed Fixed Income Portfolio, AST Preservation Asset Allocation Portfolio,

B13

and AST Quantitative Modeling Portfolio. This voluntary fee waiver arrangement may be terminated by the Investment Manager at any time. As described below, this voluntary fee waiver will be applied to the effective management fee rates and will be based upon the combined average daily net assets of the Fund of Funds Portfolios.

Combined assets up to $10 billion: No fee reduction.

Combined assets between $10 billion and $25 billion: 1% reduction to effective fee rate.

Combined assets between $25 billion and $45 billion: 2.5% reduction to effective fee rate.

Combined assets between $45 billion and $65 billion: 5.0% reduction to effective fee rate.

Combined assets between $65 billion and $85 billion: 7.5% reduction to effective fee rate.

Combined assets between $85 billion and $105 billion: 10.0% reduction to effective fee rate.

Combined assets between $105 billion and $125 billion: 12.5% reduction to effective fee rate.

Combined assets above $125 billion: 15% reduction to effective fee rate.

The Trust, on behalf of the Portfolios, has entered into an agreement with PAD, which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of Managed Alternatives, Managed Equity and Managed Fixed Income. In addition, the 12b-1 fee is waived for the assets of Goldman Sachs Global Growth Allocation Portfolio and Prudential Flexible Multi-Strategy Portfolio that are invested in other Portfolios. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

The Trust, on behalf of certain Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2019, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Jennison Global Infrastructure	$148
Neuberger Berman Long/Short	2,751

AST Investment Services, Inc., Jennison, PAD, PGIM, Inc., PGIM Investments and QMA are indirect, wholly-owned subsidiaries of Prudential.

3.	Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

B14

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures.

For the reporting period ended December 31, 2019, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)
Franklin Templeton K2 Global Absolute Return	$4,209	$1,972	$(87)
PIMCO Dynamic Bond	551,847	—	—
T. Rowe Price Diversified Real Growth	11,983	1,807	(944)

b.) Securities Lending and Foreign Withholding Tax Reclaim Matters

In September 2019, the Investment Manager reached a settlement with the SEC relating to the securities lending and foreign withholding tax reclaim matters described below. Under the settlement, the Investment Manager agreed to pay to the SEC disgorgement of fees and a civil penalty. The settlement does not affect the Investment Manager’s ability to manage the Portfolios.

In February 2016, Prudential, the parent company of the Investment Manager, self-reported to the SEC and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Trust due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction.At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to the Portfolios is disclosed in the Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year ended December 31, 2016.

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Trust’s independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Trust’s independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Trust’s independent trustees. In May 2019, Prudential made an additional payment to the Portfolios relating to the opportunity loss upon the final review of the methodology used for the Portfolios’ rate of return calculation. The aggregate previously unreimbursed excess withholding tax and/or opportunity loss payments for each affected Portfolio are disclosed in the Portfolios’

B15

“Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal years ended December 31, 2018 and December 31, 2019.

In addition to the above, Prudential committed to the Trust’s independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

During the reporting period and in consultation with the Trust’s independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnership for tax purposes.

Portfolio	2019 Payments
AB Global Bond	$39,510
Franklin Templeton K2 Global Absolute Return	2,397
Goldman Sachs Global Income	34,548
Jennison Global Infrastructure	7,744
Prudential Flexible Multi-Strategy	20,324
QMA International Core Equity	602,465
T. Rowe Price Diversified Real Growth	8,607
Wellington Global Bond	144,787

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2019 Payments
Franklin Templeton K2 Global Absolute Return	$750
Jennison Global Infrastructure	3,213
Neuberger Berman Long/Short	3,890
Prudential Flexible Multi-Strategy	7,116
QMA International Core Equity	223,798
T. Rowe Price Diversified Real Growth	8,323

The following capital contributions, as described above, have been paid in 2019 by Prudential for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	Capital Contributions
AB Global Bond	$990
Franklin Templeton K2 Global Absolute Return	42
Goldman Sachs Global Income	57

B16

Portfolio	Capital Contributions
Jennison Global Infrastructure	289
Prudential Flexible Multi-Strategy	34
QMA International Core Equity	1,464
T. Rowe Price Diversified Real Growth	150
Wellington Management Global Bond	223

4.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2019, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
AB Global Bond	$1,850,474,093	$2,352,458,996
American Funds Growth Allocation	650,941,147	84,410,131
BlackRock 60/40 Target Allocation ETF	163,050,965	25,390,628
BlackRock 80/20 Target Allocation ETF	217,137,642	32,023,176
FQ Absolute Return Currency	—	—
Franklin Templeton K2 Global Absolute Return	8,169,493	5,464,703
Goldman Sachs Global Growth Allocation	17,803,868	12,012,258
Goldman Sachs Global Income	2,931,974,064	3,199,273,737
Jennison Global Infrastructure	8,840,986	8,123,030
Managed Alternatives	5,939,531	5,263,182
Managed Equity	11,107,774	8,159,735
Managed Fixed Income	9,937,200	9,014,128
Neuberger Berman Long/Short	29,311,281	22,133,021
PIMCO Dynamic Bond	967,445,852	908,135,958
Prudential Flexible Multi-Strategy	43,990,625	37,796,480
QMA International Core Equity	1,412,834,599	1,330,602,729
T. Rowe Price Diversified Real Growth	46,360,636	40,328,054
Wellington Management Global Bond	2,121,437,732	1,370,066,927

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2019, is presented as follows:

AB Global Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,476,756	$887,277,674	$871,622,621	$—	$—	$17,131,809	17,131,809	$703,584

PGIM Institutional Money Market Fund*
19,047,121	209,987,598	206,121,860	2,461	3,179	22,918,499	22,913,916	67,668	**

$20,523,877	$1,097,265,272	$1,077,744,481	$2,461	$3,179	$40,050,308		$771,252

American Funds Growth Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$231	$56,095,099	$10,516,673	$—	$—	$45,578,657	45,578,657	$421,686

B17

BlackRock 60/40 Target Allocation ETF

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$—	$64,276,055	$62,900,065	$—	$—	$1,375,990	1,375,990	$26,579

PGIM Institutional Money Market Fund*
—	327,210,474	306,953,774	1,314	(3,651)	20,254,363	20,250,313	29,293	**

$—	$391,486,529	$369,853,839	$1,314	$(3,651)	$21,630,353		$55,872

BlackRock 80/20 Target Allocation ETF

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$—	$76,613,236	$75,441,657	$—	$—	$1,171,579	1,171,579	$43,797

PGIM Institutional Money Market Fund*
—	456,105,322	425,332,010	1,619	(4,416)	30,770,515	30,764,361	33,808	**

$—	$532,718,558	$500,773,667	$1,619	$(4,416)	$31,942,094		$77,605

Franklin Templeton K2 Global Absolute Return

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$9,120,261	$9,368,499	$13,057,728	$—	$—	$5,431,032	5,431,032	$185,952

PGIM Institutional Money Market Fund*
938,233	30,531,368	28,885,402	342	(456)	2,584,085	2,583,568	5,223	**

$10,058,494	$39,899,867	$41,943,130	$342	$(456)	$8,015,117		$191,175

Goldman Sachs Global Growth Allocation

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$5,075,905	$15,715,701	$15,589,995	$—	$—	$5,201,611	5,201,611	$120,108

PGIM Institutional Money Market Fund*
752,969	94,264,980	91,068,970	447	1,219	3,950,645	3,949,855	11,292	**

$5,828,874	$109,980,681	$106,658,965	$447	$1,219	$9,152,256		$131,400

Goldman Sachs Global Income

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$7,398,445	$652,353,668	$652,219,786	$—	$—	$7,532,327	7,532,327	$861,491

B18

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
3,807,721	$105,912,123	$83,352,787	$2,031	$3,344	$26,372,432	26,367,159	$24,529	**

$11,206,166	$758,265,791	$735,572,573	$2,031	$3,344	$33,904,759		$886,020

Jennison Global Infrastructure

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,028,460	$6,528,827	$7,041,227	$—	$—	$516,060	516,060	$10,441

PGIM Institutional Money Market Fund*
1,485,858	7,379,338	8,581,747	140	416	284,005	283,949	1,478	**

$2,514,318	$13,908,165	$15,622,974	$140	$416	$800,065		$11,919

Managed Alternatives

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST FQ Absolute Return Currency Portfolio*
$1,282,835	$1,660,000	$40,000	$(54,933)	$(1,335)	$2,846,567	303,149	$—

AST Morgan Stanley Multi Asset Portfolio*
2,630,414	103,000	2,750,692	9,812	7,466	—	—	—

AST Neuberger Berman Long/Short Portfolio*
2,176,219	591,000	195,000	336,346	32,137	2,940,702	243,436	—

AST PIMCO Dynamic Bond Portfolio*
1,572,888	2,329,001	55,000	111,421	2,079	3,960,389	392,118	—

AST Wellington Real Total Return Portfolio*
1,864,109	16,000	1,956,743	84,858	(8,224)	—	—	—

PGIM Core Ultra Short Bond Fund*
99,040	1,857,317	1,851,409	—	—	104,948	104,948	3,084

$9,625,505	$6,556,318	$6,848,844	$487,504	$32,123	$9,852,606		$3,084

Managed Equity

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST AQR Emerging Markets Equity Portfolio*
$3,953,007	$1,450,000	$670,000	$738,319	$69,905	$5,541,231	452,715	$—

AST ClearBridge Dividend Growth Portfolio*
1,660,718	295,001	415,000	357,860	166,861	2,065,440	93,884	—

AST Cohen & Steers Global Realty Portfolio*
65,732	225,000	280,000	4,846	18,285	33,863	2,267	—

AST Hotchkis & Wiley Large-Cap Value Portfolio*
2,799,282	335,000	3,520,470	(115,834)	502,022	—	—	—

B19

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST International Growth Portfolio*
4,833,721	$975,001	$275,000	$1,559,207	$73,324	$7,166,253	349,063	$—

AST International Value Portfolio*
4,822,693	330,001	95,000	970,240	8,597	6,036,531	281,292	—

AST Loomis Sayles Large-Cap Growth Portfolio*
3,601,557	770,000	295,000	1,038,376	133,977	5,248,910	82,168	—

AST MFS Global Equity Portfolio*
1,755,084	369,999	575,000	343,135	164,583	2,057,801	85,315	—

AST Mid-Cap Growth Portfolio*
2,125,169	204,999	600,000	423,245	157,409	2,310,822	196,833	—

AST Neuberger Berman/LSV Mid-Cap Value Portfolio*
2,225,457	1,010,000	40,000	552,596	9,006	3,757,059	106,432	—

AST QMA US Equity Alpha Portfolio*
3,112,084	840,000	230,000	744,638	78,457	4,545,179	130,234	—

AST Small-Cap Growth Portfolio*
647,119	305,000	315,000	79,566	101,511	818,196	15,423	—

AST Small-Cap Value Portfolio*
681,744	190,001	190,000	120,731	37,605	840,081	28,998	—

AST T. Rowe Price Large-Cap Value Portfolio*
—	3,677,774	65,000	559,066	1,748	4,173,588	242,369	—

AST T. Rowe Price Natural Resources Portfolio*
283,760	130,000	400,000	27,372	10,467	51,599	2,291	—

PGIM Core Ultra Short Bond Fund*
274,012	8,410,654	8,574,747	—	—	109,919	109,919	9,511

$32,841,139	$19,518,430	$16,540,217	$7,403,363	$1,533,757	$44,756,472		$9,511

Managed Fixed Income

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Blackrock Low Duration Bond Portfolio*
$3,684,045	$119,824	$3,424,542	$(62,320)	$123,413	$440,420	38,906	$—

AST High Yield Portfolio*
547,448	2,775,386	1,059,846	137,721	71,616	2,472,325	217,252	—

AST PIMCO Dynamic Bond Portfolio*
390,943	68,741	39,920	19,507	2,144	441,415	43,704	—

AST Prudential Core Bond Portfolio*
30,164,560	4,028,469	2,804,811	2,595,613	364,793	34,348,624	2,565,245	—

AST Wellington Management Global Bond Portfolio*
2,557,081	441,729	297,389	142,504	34,685	2,878,610	244,157	—

AST Western Asset Emerging Markets Debt Portfolio*
381,147	1,500,701	241,673	141,815	17,477	1,799,467	147,256	—

B20

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$291,559	$7,878,599	$7,057,898	$—	$—	$1,112,260	1,112,260	$22,295

$38,016,783	$16,813,449	$14,926,079	$2,974,840	$614,128	$43,493,121		$22,295

PIMCO Dynamic Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,787,864	$224,015,265	$225,033,812	$—	$—	$769,317	769,317	$42,581

PGIM Institutional Money Market Fund*
3,969,117	39,600,220	35,252,324	654	731	8,318,398	8,316,735	14,227	**

$5,756,981	$263,615,485	$260,286,136	$654	$731	$9,087,715		$56,808

Prudential Flexible Multi-Strategy

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
AST Global Real Estate Portfolio*
$2,130,900	$—	$2,561,006	$(180,900)	$611,006	$—	—	$—

AST High Yield Portfolio*
1,036,479	2,000,000	—	271,847	—	3,308,326	290,714	—

AST Prudential Core Bond Portfolio*
23,560,776	—	3,000,000	1,800,406	361,069	22,722,251	1,696,957	—

AST QMA US Equity Alpha Portfolio*
21,755,657	—	1,000,000	4,925,368	298,298	25,979,323	744,393	—

PGIM Core Ultra Short Bond Fund*
9,377,554	30,145,454	35,857,039	—	—	3,665,969	3,665,969	88,176

PGIM Institutional Money Market Fund*
91	1,863,489	1,793,425	5	51	70,211	70,197	1,274	**

PGIM Select Real Estate Fund (Class R6)***
—	2,684,946	—	8,764	—	2,693,710	218,114	76,117

$57,861,457	$36,693,889	$44,211,470	$6,825,490	$1,270,424	$58,439,790		$165,567

QMA International Core Equity

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$19,261,396	$293,254,866	$300,884,813	$—	$—	$11,631,449	11,631,449	$483,617

PGIM Institutional Money Market Fund*
34,431,544	324,028,126	357,251,000	3,081	667	1,212,418	1,212,175	189,881	**

$53,692,940	$617,282,992	$658,135,813	$3,081	$667	$12,843,867		$673,498

B21

T. Rowe Price Diversified Real Growth

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$697,153	$19,938,551	$19,611,389	$—	$—	$1,024,315	1,024,315	$30,028

PGIM Institutional Money Market Fund*
1,102,694	14,289,359	14,398,683	161	163	993,694	993,496	2,846	**

$1,799,847	$34,227,910	$34,010,072	$161	$163	$2,018,009		$32,874

Wellington Management Global Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Institutional Money Market Fund*
$2,286,952	$455,132,377	$388,789,864	$3,197	$(8,866)	$68,623,796	68,610,074	$58,520	**

*	The Fund did not have any capital gain distributions during the reporting period.
**	Represents the affiliated amount of securities lending income shown on the Statement of Operations.
***	The Fund paid capital gain distributions in the amount of $54,962 during the reporting period.

5.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions.After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Investment Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2019 are subject to such review.

6.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019

Total Commitment	$ 900 million	$ 900 million

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these

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portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2019. The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2019
AB Global Bond	$2,072,722	3.35%	18	$4,994,000	$—
Goldman Sachs Global Income	796,143	3.56	7	2,273,000	—
PIMCO Dynamic Bond	5,169,455	3.76	11	9,419,000	—
Wellington Management Global Bond	2,448,000	3.43	6	3,120,000	—

7.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2019, all Portfolios offer only a single share class to investors.

As of December 31, 2019, all shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential Financial, Inc.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
AB Global Bond	3	96%
American Funds Growth Allocation	2	100
BlackRock 60/40 Target Allocation ETF	2	100
BlackRock 80/20 Target Allocation ETF	2	100
FQ Absolute Return Currency	3	96
Franklin Templeton K2 Global Absolute Return	3	100
Goldman Sachs Global Growth Allocation	2	100
Goldman Sachs Global Income	3	96
Jennison Global Infrastructure	3	100
Managed Alternatives	2	100
Managed Equity	2	100
Managed Fixed Income	2	100
Neuberger Berman Long/Short	4	96
PIMCO Dynamic Bond	3	86
Prudential Flexible Multi-Strategy	2	100
QMA International Core Equity	4	94
T. Rowe Price Diversified Real Growth	2	100
Wellington Management Global Bond	3	97

8.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Portfolios’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Portfolios for redemption before it matures and the Portfolios may not be able to reinvest at the same level and therefore would earn less income.

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Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Portfolios. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolios will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolios. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolios’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolios.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolios invest could go down. The Portfolios’ holdings can vary significantly from broad market indexes and the performance of the Portfolios can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolios may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolios’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Fund of Funds Risk: The value of an investment in the Portfolios will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Portfolios are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Portfolios’ allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Portfolios may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Portfolios to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolios would indirectly bear the costs of these trades without accomplishing the investment purpose.

Geographic Concentration Risk: The Portfolios’ performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Portfolios invest. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolios may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolios’ holdings may fall sharply. This is referred to as “extension risk”. The Portfolios may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Portfolios’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Portfolios may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Portfolios are difficult to purchase or sell. Liquidity risk includes the risk that the Portfolios may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Portfolios are forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolios may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolios may incur higher transaction costs when executing trade orders of a given size. The

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reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolios’ value or prevent the Portfolios from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Portfolios’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolios fall, the value of an investment in the Portfolios will decline. Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios has unsettled or open transactions defaults.

Non-diversification Risk: A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single company or industry than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

Risks of Investing in equity REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Portfolios will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which they invest, in addition to the expenses of the Portfolios.

Short Sales Risk: Short sales involve costs and risks. The Portfolios must pay the lender interest on the security they borrow, and the Portfolios will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Portfolios replace the borrowed security. Although the Portfolios’ gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box (i.e. short selling securities which the Portfolios already own), the Portfolios give up the opportunity for capital appreciation in the security.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

9.	Reorganization

On July 23, 2018, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of AST Columbia Adaptive Risk Allocation Portfolio (the “Merged Portfolio”) for shares of AST T. Rowe Price Diversified Real Growth Portfolio (the “Acquiring Portfolio) and the assumption of the liabilities of the Merged Portfolio by the Acquiring Portfolio. Shareholders approved the Plan at a meeting on

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November 15, 2018 and the reorganization took place at the close of business on January 25, 2019.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolio	Total Investment Value	Total Investment Cost
AST Columbia Adaptive Risk Allocation Portfolio	$11,184,460	$11,560,418

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on January 25, 2019:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Columbia Adaptive Risk Allocation Portfolio	1,381,151	AST T. Rowe Price Diversified Real Growth Portfolio	1,262,091	$16,356,808

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized depreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Depreciation on Investments	Acquiring Portfolio	Net Assets
AST Columbia Adaptive Risk Allocation Portfolio	$16,356,808	$(375,958)	AST T. Rowe Price Diversified Real Growth Portfolio	$62,994,714

Assuming the acquisition had been completed on January 1, 2019, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2019 would have been as follows:

Acquiring Portfolio	Net Investment income (a)	Net realized and unrealized gain on investments (b)	Net increase in net assets resulting from operations
AST T. Rowe Price Diversified Real Growth Portfolio	$1,226,553	$15,213,990	$16,440,543

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2019) of the Acquiring Portfolio, plus net investment income from the Merged Portfolio pre-merger as follows: AST Columbia Adaptive Risk Allocation Portfolio $9,546.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2019) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolio pre-merger as follows: AST Columbia Adaptive Risk Allocation Portfolio $534,590.

Since both the Merged Portfolio and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since January 25, 2019 for the Plan.

10.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolios’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within

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those fiscal years. The Investment Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Investment Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

11.	Subsequent Event

On November 13, 2019, the Board of Trustees approved the reorganizations (the Reorganizations) of AST Franklin Templeton K2 Global Absolute Return Portfolio and AST Goldman Sachs Global Growth Allocation Portfolio (the Target Portfolios) into AST Prudential Flexible Multi-Strategy Portfolio and AST T. Rowe Price Diversified Real Growth Portfolio (the Acquiring Portfolios), respectively. The Reorganizations are subject to shareholder approval by the Target Portfolios. A special meeting of the Target Portfolios shareholders will be held on February 25, 2020. It is expected that the Reorganizations, if approved, would be completed on or around April 24, 2020.

On November 13, 2019, the Board of Trustees approved the liquidations (the Liquidations) of AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, and AST Managed Fixed Income Portfolio (the Liquidating Portfolios). The Liquidations are subject to shareholder approval by the Liquidating Portfolios. A special meeting of the Liquidating Portfolios shareholders will be held on February 27, 2020. It is expected that the Liquidations, if approved, would be completed on or about April 24, 2020. The Liquidating Portfolios were closed to new investors on November 15, 2019.

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Financial Highlights

AST AB Global Bond Portfolio

	Year Ended December 31,						July 13, 2015(a) through December 31, 2015
	2019		2018		2017	2016
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.91		$10.86		$10.60	$10.08	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.19		0.22		0.22	0.17	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.59		(0.17)		0.04	0.35	0.04

Total from investment operations	0.78		0.05		0.26	0.52	0.08

Capital Contributions	—	(c)(d)	—	(c)(d)	—	—	—

Net Asset Value, end of period	$11.69		$10.91		$10.86	$10.60	$10.08

Total Return(e)	7.15	%(f)	0.46	%(f)	2.45%	5.16%	0.80%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,040		$1,583		$1,709	$1,299	$1,131
Average net assets (in millions)	$1,453		$1,697		$1,688	$1,266	$802
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.90%		0.90%		0.90%	0.91%	0.92	%(h)
Expenses before waivers and/or expense reimbursement	0.90%		0.90%		0.90%	0.91%	0.92	%(h)
Net investment income (loss)	1.68%		2.03%		2.01%	1.65%	0.90	%(h)
Portfolio turnover rate(i)(j)	144%		210%		99%	88%	55%

AST American Funds Growth Allocation Portfolio

	Year Ended December 31, 2019	April 30, 2018(a) through December 31, 2018
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$9.55	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.21	0.46
Net realized and unrealized gain (loss) on investment transactions	1.92	(0.91)

Total from investment operations	2.13	(0.45)

Net Asset Value, end of period	$11.68	$9.55

Total Return(e)	22.30%	(4.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$977	$298
Average net assets (in millions)	$663	$151
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.61%	0.60	%(h)
Expenses before waivers and/or expense reimbursement	0.95%	1.01	%(h)
Net investment income (loss)	1.93%	6.86	%(h)
Portfolio turnover rate(j)	13%	20%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Less than $0.005 per share.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)	Annualized.

(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

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Financial Highlights

AST BlackRock 60/40 Target Allocation ETF Portfolio

	January 02, 2019(a) through December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.28
Net realized and unrealized gain (loss) on investment transactions	1.65

Total from investment operations	1.93

Net Asset Value, end of period	$11.93

Total Return(c)	19.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$147
Average net assets (in millions)	$63
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.63	%(e)
Expenses before waivers and/or expense reimbursement	0.94	%(e)
Net investment income (loss)	2.42	%(e)
Portfolio turnover rate(f)	37%

AST BlackRock 80/20 Target Allocation ETF Portfolio

	January 02, 2019(a) through December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.29
Net realized and unrealized gain (loss) on investment transactions	2.07

Total from investment operations	2.36

Net Asset Value, end of period	$12.36

Total Return(c)	23.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$200
Average net assets (in millions)	$84
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.64	%(e)
Expenses before waivers and/or expense reimbursement	0.90	%(e)
Net investment income (loss)	2.49	%(e)
Portfolio turnover rate(f)	38%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.

(e)	Annualized.

(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

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Financial Highlights

AST FQ Absolute Return Currency Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$9.70	$10.26	$10.58	$9.19	$9.75

Income (Loss) From Investment Operations:
Net investment income (loss)	0.02	(0.01)	(0.08)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.33)	(0.55)	(0.24)	1.49	(0.49)

Total from investment operations	(0.31)	(0.56)	(0.32)	1.39	(0.56)

Net Asset Value, end of year	$9.39	$9.70	$10.26	$10.58	$9.19

Total Return(b)	(3.20)%	(5.46)%	(3.02)%	15.13%	(5.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10	$9	$9	$10	$6
Average net assets (in millions)	$10	$9	$9	$8	$5
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.22%	1.22%	1.22%	1.22%	1.22%
Expenses before waivers and/or expense reimbursement	2.31%	2.38%	2.35%	2.40%	2.94%
Net investment income (loss)	0.16%	(0.09)%	(0.71)%	(0.97)%	(0.79)%
Portfolio turnover rate(d)	0%	0%	0%	0%	0%

AST Franklin Templeton K2 Global Absolute Return Portfolio

	Year Ended December 31,
	2019		2018		2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$9.75		$10.31		$9.59	$9.37	$9.73

Income (Loss) From Investment Operations:
Net investment income (loss)	0.27		0.19		0.10	0.09	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.31		(0.75)		0.62	0.13	(0.46)

Total from investment operations	0.58		(0.56)		0.72	0.22	(0.36)

Capital Contributions	—	(e)(f)	—	(e)(f)	—	—	—

Net Asset Value, end of year	$10.33		$9.75		$10.31	$9.59	$9.37

Total Return(b)	6.05	%(g)	(5.43	)%(g)	7.51%	2.35%	(3.70)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$25		$24		$25	$21	$17
Average net assets (in millions)	$24		$27		$22	$19	$12
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.05%		1.07%		1.08%	1.07%	1.08%
Expenses before waivers and/or expense reimbursement	1.90%		1.87%		1.95%	1.83%	2.49%
Net investment income (loss)	2.68%		1.83%		0.98%	0.95%	0.99%
Portfolio turnover rate(d)	33%		28%		37%	34%	35%

(a)	Calculated based on average shares outstanding during the year.

(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.

(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(e)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(f)	Less than $0.005 per share.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

AST Goldman Sachs Global Growth Allocation Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$11.38	$12.57	$10.77	$10.19	$10.29

Income (Loss) From Investment Operations:
Net investment income (loss)	0.26	0.21	0.27	0.15	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.08	(1.40)	1.53	0.43	(0.22)

Total from investment operations	2.34	(1.19)	1.80	0.58	(0.10)

Net Asset Value, end of year	$13.72	$11.38	$12.57	$10.77	$10.19

Total Return(b)	20.56%	(9.47)%	16.71%	5.69%	(0.97)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$44	$33	$33	$24	$22
Average net assets (in millions)	$38	$35	$29	$22	$16
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.86%	0.80%	0.81%	0.79%	0.79%
Expenses before waivers and/or expense reimbursement	1.49%	1.49%	1.61%	1.65%	1.92%
Net investment income (loss)	2.07%	1.72%	2.28%	1.46%	1.18%
Portfolio turnover rate(d)	36%	52%	21%	64%	100%

AST Goldman Sachs Global Income Portfolio

	Year Ended December 31,						July 13, 2015(e) through December 31, 2015
	2019		2018		2017	2016
Per Share Operating Performance(f):
Net Asset Value, beginning of period	$10.68		$10.71		$10.49	$10.14	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18		0.16		0.14	0.10	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.85		(0.19)		0.08	0.25	0.09

Total from investment operations	1.03		(0.03)		0.22	0.35	0.14

Capital Contributions	—	(g)(h)	—	(g)(h)	—	—	—

Net Asset Value, end of period	$11.71		$10.68		$10.71	$10.49	$10.14

Total Return(i)	9.64	%(j)	(0.28	)%(j)	2.10%	3.45%	1.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$523		$781		$801	$792	$754
Average net assets (in millions)	$701		$796		$800	$787	$547
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.94%		0.91%		0.90%	0.92%	0.94	%(k)
Expenses before waivers and/or expense reimbursement	0.94%		0.92%		0.92%	0.93%	0.94	%(k)
Net investment income (loss)	1.59%		1.51%		1.28%	0.97%	0.98	%(k)
Portfolio turnover rate(d)	472%		344%		182%	284%	158%

(a)	Calculated based on average shares outstanding during the year.

(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.

(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding during the period.

(g)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(h)	Less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(j)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(k)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

AST Jennison Global Infrastructure Portfolio

	Year Ended December 31,
	2019		2018		2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$11.01		$12.04		$10.12	$9.37	$10.45

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20		0.18		0.13	0.10	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.92		(1.22)		1.79	0.65	(1.18)

Total from investment operations	3.12		(1.04)		1.92	0.75	(1.08)

Capital Contributions	—	(b)(c)	0.01	(b)	—	—	—

Net Asset Value, end of year	$14.13		$11.01		$12.04	$10.12	$9.37

Total Return(d)	28.34	%(e)	(8.55	)%(f)	18.97%	8.00%	(10.33)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$17		$13		$13	$9	$7
Average net assets (in millions)	$15		$13		$11	$8	$7
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.26%		1.26%		1.26%	1.26%	1.26%
Expenses before waivers and/or expense reimbursement	1.93%		2.12%		2.23%	2.59%	2.98%
Net investment income (loss)	1.53%		1.50%		1.19%	1.03%	0.99%
Portfolio turnover rate(h)	55%		78%		60%	98%	89%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (8.63)%.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

AST Managed Alternatives Portfolio

	Year Ended December 31,				July 13, 2015(a) through December 31, 2015
	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$9.68	$10.02	$9.77	$9.68	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	— (c)	— (c)	— (c)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investment transactions	0.51	(0.34)	0.25	0.11	(0.31)

Total from investment operations	0.51	(0.34)	0.25	0.09	(0.32)

Net Asset Value, end of period	$10.19	$9.68	$10.02	$9.77	$9.68

Total Return(d)	5.27%	(3.39)%	2.56%	0.93%	(3.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12	$10	$8	$5	$2
Average net assets (in millions)	$11	$9	$7	$3	$0.5
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.22%	0.16%	0.16%	0.19%	0.25	%(f)
Expenses before waivers and/or expense reimbursement	1.20%	1.32%	1.75%	2.70%	30.28	%(f)
Net investment income (loss)	(0.05)%	(0.04)%	0.04%	(0.16)%	(0.23	)%(f)
Portfolio turnover rate(g)	49%	3%	8%	24%	0%

AST Managed Equity Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(h):
Net Asset Value, beginning of year	$11.69	$13.30	$10.71	$10.18	$10.33

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.02)	(0.01)	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investment transactions	3.00	(1.60)	2.60	0.54	(0.14)

Total from investment operations	2.98	(1.61)	2.59	0.53	(0.15)

Net Asset Value, end of year	$14.67	$11.69	$13.30	$10.71	$10.18

Total Return(i)	25.49%	(12.11)%	24.18%	5.21%	(1.45)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$45	$34	$33	$20	$12
Average net assets (in millions)	$41	$36	$26	$15	$7
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.19%	0.19%	0.20%	0.22%	0.24%
Expenses before waivers and/or expense reimbursement	0.51%	0.53%	0.66%	0.77%	1.44%
Net investment income (loss)	(0.12)%	(0.11)%	(0.11)%	(0.10)%	(0.07)%
Portfolio turnover rate(g)	20%	7%	3%	21%	30%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)	Less than $0.005 per share.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Portfolio invests.

(f)	Annualized.

(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	Calculated based on average shares outstanding during the year.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

AST Managed Fixed Income Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.57	$10.66	$10.26	$9.91	$10.07

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	(0.05)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	0.98	(0.04)	0.45	0.40	(0.11)

Total from investment operations	0.93	(0.09)	0.40	0.35	(0.16)

Net Asset Value, end of year	$11.50	$10.57	$10.66	$10.26	$9.91

Total Return(b)	8.80%	(0.84)%	3.90%	3.53%	(1.59)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$44	$39	$35	$28	$18
Average net assets (in millions)	$42	$37	$31	$24	$13
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.49%	0.51%	0.53%	0.52%	0.49%
Expenses before waivers and/or expense reimbursement	0.49%	0.52%	0.57%	0.53%	0.82%
Net investment income (loss)	(0.41)%	(0.45)%	(0.49)%	(0.51)%	(0.49)%
Portfolio turnover rate(d)	22%	36%	12%	13%	52%

AST Neuberger Berman Long/Short Portfolio

	Year Ended December 31,								July 13, 2015(e) through December 31, 2015
	2019		2018		2017		2016
Per Share Operating Performance(f):
Net Asset Value, beginning of period	$10.45		$11.20		$9.89		$9.57		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.02		0.01		(0.01)		(0.04)		(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.60		(0.76)		1.32		0.36		(0.40)

Total from investment operations	1.62		(0.75)		1.31		0.32		(0.43)

Capital Contributions	—		—	(g)(h)	—		—		—

Net Asset Value, end of period	$12.07		$10.45		$11.20		$9.89		$9.57

Total Return(i)	15.50%		(6.70	)%(j)	13.25%		3.34%		(4.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$37		$20		$19		$15		$13
Average net assets (in millions)	$29		$20		$17		$14		$12
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.84	%(k)	1.81	%(k)	1.80	%(k)	1.76	%(k)	1.65	%(l)
Expenses before waivers and/or expense reimbursement	2.15	%(k)	2.30	%(k)	2.43	%(k)	2.43	%(k)	3.10	%(l)
Net investment income (loss)	0.18%		0.07%		(0.12)%		(0.37)%		(0.63	)%(l)
Portfolio turnover rate(d)	83%		74%		95%		88%		66%

(a)	Calculated based on average shares outstanding during the year.

(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.

(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(e)	Commencement of operations.

(f)	Calculated based on average shares outstanding during the period.

(g)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(h)	Less than $0.005 per share.

(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(j)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(k)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.42%, 0.39%, 0.38% and 0.34% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

(l)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

AST PIMCO Dynamic Bond Portfolio

	Year Ended December 31,
	2019	2018		2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$9.59	$9.62		$9.65	$9.55	$9.77

Income (Loss) From Investment Operations:
Net investment income (loss)	0.22	0.19		0.17	0.16	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.28	(0.22)		(0.20)	(0.06)	(0.43)

Total from investment operations	0.50	(0.03)		(0.03)	0.10	(0.22)

Capital Contributions	—	—	(b)(c)	—	—	—

Net Asset Value, end of year	$10.09	$9.59		$9.62	$9.65	$9.55

Total Return(d)	5.32%	(0.31	)%(e)	(0.31)%	1.05%	(2.25)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$232	$280		$307	$321	$514
Average net assets (in millions)	$277	$306		$313	$375	$684
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.03%	1.03%		1.05%	1.05%	1.03%
Expenses before waivers and/or expense reimbursement	1.05%	1.04%		1.05%	1.05%	1.03%
Net investment income (loss)	2.18%	1.95%		1.78%	1.72%	2.20%
Portfolio turnover rate(g)	368%	265%		146%	278%	264%

AST Prudential Flexible Multi-Strategy Portfolio

	Year Ended December 31,
	2019		2018		2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.44		$13.31		$11.38	$10.59	$10.59

Income (Loss) From Investment Operations:
Net investment income (loss)	0.08		0.04		0.01	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.77		(0.91)		1.92	0.83	0.06

Total from investment operations	1.85		(0.87)		1.93	0.79	—

Capital Contributions	—	(b)(c)	—	(b)(c)	—	—	—

Net Asset Value, end of year	$14.29		$12.44		$13.31	$11.38	$10.59

Total Return(d)	14.87	%(e)	(6.54	)%(e)	16.96%	7.46%	—%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$96		$83		$84	$61	$44
Average net assets (in millions)	$90		$87		$72	$52	$27
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.82%		0.76%		0.68%	0.60%	0.79%
Expenses before waivers and/or expense reimbursement	1.53%		1.56%		1.57%	1.50%	1.80%
Net investment income (loss)	0.63%		0.33%		0.04%	(0.38)%	(0.51)%
Portfolio turnover rate(g)	44%		27%		39%	23%	49%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)	Does not include expenses of the underlying funds in which the Portfolio invests.

(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

AST QMA International Core Equity Portfolio

	Year Ended December 31,							January 05, 2015(a) through December 31, 2015
	2019		2018		2017	2016
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.80		$12.77		$10.25	$10.19		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.28		0.26		0.24	0.23		0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.54		(2.23)		2.28	(0.17)		(0.04)

Total from investment operations	1.82		(1.97)		2.52	0.06		0.19

Capital Contributions	—	(c)(d)	—	(c)(d)	—	—	(d)(e)	—

Net Asset Value, end of period	$12.62		$10.80		$12.77	$10.25		$10.19

Total Return(f)	16.85	%(g)	(15.43	)%(g)	24.59%	0.59	%(g)	1.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,358		$1,116		$940	$764		$825
Average net assets (in millions)	$1,272		$935		$886	$765		$832
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.00%		1.00%		1.00%	1.00%		0.99	%(i)
Expenses before waivers and/or expense reimbursement	1.00%		1.01%		1.02%	1.03%		1.04	%(i)
Net investment income (loss)	2.36%		2.08%		2.06%	2.32%		2.17	%(i)
Portfolio turnover rate(j)	108%		129%		108%	117%		106%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Less than $0.005 per share.

(e)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(g)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)	Annualized.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

AST T. Rowe Price Diversified Real Growth Portfolio

	Year Ended December 31,
	2019		2018		2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.28		$13.21		$11.14	$10.38	$10.40

Income (Loss) From Investment Operations:
Net investment income (loss)	0.20		0.20		0.16	0.14	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.51		(1.13)		1.91	0.62	(0.15)

Total from investment operations	2.71		(0.93)		2.07	0.76	(0.02)

Capital Contributions	—	(b)(c)	—	(b)(c)	—	—	—

Net Asset Value, end of year	$14.99		$12.28		$13.21	$11.14	$10.38

Total Return(d)	22.07	%(e)	(7.04	)%(e)	18.58%	7.32%	(0.19)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$94		$60		$59	$41	$32
Average net assets (in millions)	$84		$63		$49	$35	$25
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.99%		0.99%		0.99%	0.99%	0.99%
Expenses before waivers and/or expense reimbursement	1.59%		1.92%		1.95%	2.17%	3.26%
Net investment income (loss)	1.44%		1.51%		1.26%	1.36%	1.19%
Portfolio turnover rate(g)	66%		56%		44%	52%	49%

AST Wellington Management Global Bond Portfolio

	Year Ended December 31,						July 13, 2015(h) through December 31, 2015
	2019		2018		2017	2016
Per Share Operating Performance(i):
Net Asset Value, beginning of period	$11.02		$10.65		$10.39	$10.13	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.11		0.11		0.10	0.09	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.66		0.26		0.16	0.17	0.09

Total from investment operations	0.77		0.37		0.26	0.26	0.13

Capital Contributions	—	(b)(c)	—	(b)(c)	—	—	—

Net Asset Value, end of period	$11.79		$11.02		$10.65	$10.39	$10.13

Total Return(j)	6.99	%(e)	3.47	%(e)	2.50%	2.57%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,556		$1,892		$2,008	$1,547	$947
Average net assets (in millions)	$2,277		$2,006		$1,977	$1,447	$677
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.90%		0.90%		0.90%	0.91%	0.93	%(k)
Expenses before waivers and/or expense reimbursement	0.90%		0.90%		0.90%	0.91%	0.93	%(k)
Net investment income (loss)	0.96%		1.04%		0.93%	0.81%	0.86	%(k)
Portfolio turnover rate(g)	78%		80%		73%	79%	16%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)	Does not include expenses of the underlying funds in which the Portfolio invests.

(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	Commencement of operations.

(i)	Calculated based on average shares outstanding during the period.

(j)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(k)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF THE PORTFOLIOS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of each of the portfolios listed in Appendix A, each a portfolio of Advanced Series Trust, (the Portfolios), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year or period listed in Appendix A, the statements of changes in net assets for each of the years or periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2019, the results of its operations for the year or period listed in Appendix A, the changes in its net assets for each of the years or periods listed in Appendix A, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Proposed Portfolio Liquidations

As discussed in Note 11 to the financial statements, on November 13, 2019, the Board of Trustees of AST Managed Alternatives Portfolio, AST Managed Equity Portfolio, and AST Managed Fixed Income Portfolio (the Liquidating Portfolios) approved a plan to liquidate the Liquidating Portfolios, subject to shareholder approval on or about February 27, 2020. The liquidations, if approved, would be completed on or about April 24, 2020.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 24, 2020

D1

Appendix A

AST AB Global Bond Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST American Funds Growth Allocation Portfolio

Statement of operations for the year ended December 31, 2019 and the statements of changes in net assets for the year ended December 31, 2019 and for the period from April 30, 2018 (commencement of operations) through December 31, 2018

AST BlackRock 60/40 Target Allocation ETF Portfolio

Statements of operations and changes in net assets for the period from January 2, 2019 (commencement of operations) through December 31, 2019

AST BlackRock 80/20 Target Allocation ETF Portfolio

Statements of operations and changes in net assets for the period from January 2, 2019 (commencement of operations) through December 31, 2019

AST FQ Absolute Return Currency Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Franklin Templeton K2 Global Absolute Return Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Goldman Sachs Global Growth Allocation Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Goldman Sachs Global Income Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Jennison Global Infrastructure Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Managed Alternatives Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Managed Equity Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Managed Fixed Income Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Neuberger Berman Long/Short Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST PIMCO Dynamic Bond Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Prudential Flexible Multi-Strategy Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

D2

AST QMA International Core Equity Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST T. Rowe Price Diversified Real Growth Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

AST Wellington Management Global Bond Portfolio

Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for each of the years in the two-year period then ended

D3

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 10/19/1967 No. of Portfolios Overseen: 109	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007- present) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007).	Since February 2011
Sherry S. Barrat 11/13/1949 No. of Portfolios Overseen: 109	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999- 2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 11/28/1959 No. of Portfolios Overseen: 109	Formerly Senior Adviser (2013-2019) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999- 2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Sotheby’s (Since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 11/1/1950 No. of Portfolios Overseen: 109	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 10/26/1961 No. of Portfolios Overseen: 109	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems.	Since January 2018
Robert F. Gunia 12/15/1946 No. of Portfolios Overseen: 109	Formerly Director of ICI Mutual Insurance Company (June 2016- June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney 11/11/1941 No. of Portfolios Overseen: 109	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003

E1

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 12/5/1950 No. of Portfolios Overseen: 109	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007- December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996- May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 12/21/1965 No. of Portfolios Overseen: 109	Vice President of Prudential Annuities (Since June 2015); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1/24/1969 Vice President	Vice President of Investment Management (since December 2009)	Since June 2019
Raymond A. O’Hara 9/19/1955 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Andrew R. French 12/22/1962 Secretary	Vice President within PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain 8/9/1958 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo 10/14/1974 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Melissa Gonzalez 2/10/1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Dino Capasso 8/19/1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-July 2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

E2

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Charles H. Smith 1/11/1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy (August 1998-January 2007).	Since January 2017
Christian J. Kelly 5/5/1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 6/7/1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 8/19/1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997- January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc. and PGIM Global High Yield Fund, Inc.

E3

[THIS PAGE INTENTIONALLY LEFT BLANK]

The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877) 778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2020 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

AST-AR-G

Advanced Series Trust

ANNUAL REPORT	December 31, 2019

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

AST BlackRock Corporate Bond Portfolio

AST Dimensional Global Core Allocation Portfolio

AST PIMCO Corporate Bond Portfolio

AST Prudential Corporate Bond Portfolio

AST T. Rowe Price Corporate Bond Portfolio

AST Western Asset Corporate Bond Portfolio

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Advanced Series Trust Table of Contents	Annual Report	December 31, 2019

∎	LETTER TO CONTRACT OWNERS

∎	PRESENTATION OF PORTFOLIO HOLDINGS

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Glossary	A1
	AST BlackRock Corporate Bond Portfolio	A2
	AST Dimensional Global Core Allocation Portfolio	A12
	AST PIMCO Corporate Bond Portfolio	A15
	AST Prudential Corporate Bond Portfolio	A24
	AST T. Rowe Price Corporate Bond Portfolio	A31
	AST Western Asset Corporate Bond Portfolio	A39

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

∎	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2019

∎	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin
President,
Advanced Series Trust
January 31, 2020

Advanced Series Trust Presentation of Portfolio Holdings — unaudited	December 31, 2019

AST BlackRock Corporate Bond (As of 12/31/2019)
Credit Quality	(% of Net Assets)
A	14.0%
AA	3.0%
B	1.0%
BB	2.0%
BBB	65.0%
Cash & Equivalents	15.0%
Total	100.0%

AST Dimensional Global Core Allocation (As of 12/31/2019)
Top Holdings	Asset Class	(% of Net Assets	)
DFA U.S. Core Equity 2 Portfolio	Core Equity	28.5%
DFA U.S. Core Equity 1 Portfolio	Core Equity	27.4%
DFA International Core Equity Portfolio	Core Equity	19.5%
DFA Global Core Plus Fixed Income Portfolio	Core Bond	9.7%
DFA Emerging Markets Core Equity Portfolio	Emerging Markets	4.9%
DFA Selectively Hedged Global Fixed Income Portfolio	Global Bond	4.9%

AST PIMCO Corporate Bond (As of 12/31/2019)
Credit Quality	(% of Net Assets)
A	22.8%
AA	6.7%
AAA	15.3%
BB	0.7%
BBB	54.5%
Total	100.0%

AST Prudential Corporate Bond (As of 12/31/2019)
Credit Quality	(% of Net Assets)
AAA	7.8%
AA	2.3%
A	23.8%
BBB	60.7%
Cash & Equivalents	5.4%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings — unaudited (continued)	December 31, 2019

AST T. Rowe Price Corporate Bond (As of 12/31/2019)
Credit Quality	(% of Net Assets)
A	22.7%
AA	1.1%
AAA	3.2%
BBB	69.7%
CCC	3.7%
Not Rated	0.1%
Cash & Equivalents	-0.5%
Total	100.0%

AST Western Asset Corporate Bond (As of 12/31/2019)
Credit Quality	(% of Net Assets)
A	44.9%
AA	8.6%
AAA	2.3%
BB	1.4%
BBB	38.0%
Cash & Equivalents	4.8%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2019

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

AST BlackRock Corporate	Actual**	$1,000.00	$1,011.00	0.60%	$2.23
Bond Portfolio	Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06

AST Dimensional Global	Actual***	$1,000.00	$1,032.00	0.88%	$1.08
Core Allocation Portfolio	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

AST PIMCO Corporate	Actual**	$1,000.00	$1,011.00	0.60%	$2.23
Bond Portfolio	Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06

AST Prudential Corporate	Actual**	$1,000.00	$1,018.00	0.60%	$2.24
Bond Portfolio	Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06

AST T. Rowe Price Corporate	Actual**	$1,000.00	$1,013.00	0.60%	$2.23
Bond Portfolio	Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06

AST Western Asset Corporate	Actual**	$1,000.00	$1,011.00	0.60%	$2.23
Bond Portfolio	Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06

* Portfolio expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2019, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

** “Actual” expenses are calculated using the 135-day period ended December 31, 2019 due to the Portfolio’s inception date of August 19, 2019.

*** “Actual” expenses are calculated using the 44-day period ended December 31, 2019 due to the Portfolio’s inception date of November 18, 2019.

7

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

BRL		Brazilian Real
EUR		Euro
INR		Indian Rupee
JPY		Japanese Yen
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
BABs	—	Build America Bonds
CDX	—	Credit Derivative Index
EMTN	—	Euro Medium Term Note
GMTN	—	Global Medium Term Note
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium Term Note
OTC	—	Over-the-counter
Q	—	Quarterly payment frequency for swaps
REITs	—	Real Estate Investment Trust
S&P	—	Standard & Poor’s
TIPS	—	Treasury Inflation-Protected Securities

SEE NOTES TO FINANCIAL STATEMENTS

A1

AST BLACKROCK CORPORATE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS — 98.7%

CORPORATE BONDS — 86.0%
Advertising — 0.3%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
5.400%	10/01/48		15	$18,350

Aerospace & Defense — 3.8%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.950%	02/01/30		15	15,305
L3 Technologies, Inc.,
Gtd. Notes
3.850%	06/15/23		25	26,066
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
4.400%	06/15/28		30	33,421
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.550%	01/15/26		20	21,450
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/28		40	41,693
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes
3.500%	03/15/27		25	26,558
United Technologies Corp.,
Sr. Unsec’d. Notes
4.500%	06/01/42		30	35,942

				200,435

Agriculture — 1.1%
Altria Group, Inc.,
Gtd. Notes
5.950%	02/14/49		20	24,182
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.462%	09/06/29		10	10,126
4.540%	08/15/47		25	25,066

				59,374

Auto Manufacturers — 2.9%
Ford Motor Co.,
Sr. Unsec’d. Notes
4.346%	12/08/26		40	41,183
General Motors Co.,
Sr. Unsec’d. Notes
5.000%	10/01/28		30	32,650
General Motors Financial Co., Inc.,
Gtd. Notes
3.250%	01/05/23		50	51,090
Volkswagen Financial Services AG (Germany),
Sr. Unsec’d. Notes, EMTN
0.875%	04/12/23	EUR	25	28,489

				153,412

Banks — 5.0%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
3.705%(ff)	04/24/28		25	26,695

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes, Series L, MTN
4.750%	04/21/45			25	$30,688
BNP Paribas SA (France),
Sr. Unsec’d. Notes, EMTN
2.875%	10/24/22		EUR	30	36,405
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series X
6.100%(ff)	—	(rr)		50	54,667
Sr. Unsec’d. Notes
4.005%(ff)	04/23/29			15	16,448
Morgan Stanley,
Sub. Notes, GMTN
4.350%	09/08/26			45	49,165
U.S. Bancorp,
Jr. Sub. Notes, Series J
5.300%(ff)	—	(rr)		25	27,515
Wells Fargo & Co.,
Sub. Notes
5.375%	11/02/43			20	25,726

					267,309

Beverages — 2.9%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36			20	23,073
4.900%	02/01/46			10	11,872
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.150%	01/23/25			40	43,531
4.439%	10/06/48			15	16,751
4.750%	01/23/29			50	57,963

					153,190

Biotechnology — 2.2%
Baxalta, Inc.,
Gtd. Notes
4.000%	06/23/25			75	80,809
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.400%	12/01/21			35	36,511

					117,320

Chemicals — 0.3%
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
5.319%	11/15/38			10	11,901
LYB International Finance III LLC,
Gtd. Notes
4.200%	10/15/49			5	5,207

					17,108

Commercial Services — 1.0%
Global Payments, Inc.,
Sr. Unsec’d. Notes
3.750%	06/01/23			50	52,116

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers — 3.4%
Apple, Inc.,
Sr. Unsec’d. Notes
3.350%	02/09/27	55	$58,616
3.850%	08/04/46	25	28,154
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
4.420%	06/15/21	50	51,447
8.350%	07/15/46	5	6,835
International Business Machines Corp.,
Sr. Unsec’d. Notes
4.000%	06/20/42	35	38,559

			183,611

Distribution/Wholesale — 0.5%
HD Supply, Inc.,
Gtd. Notes, 144A
5.375%	10/15/26	25	26,558

Diversified Financial Services — 1.9%
Air Lease Corp.,
Sr. Unsec’d. Notes
3.750%	02/01/22	25	25,741
International Lease Finance Corp.,
Sr. Unsec’d. Notes
4.625%	04/15/21	50	51,565
Visa, Inc.,
Sr. Unsec’d. Notes
3.150%	12/14/25	25	26,435

			103,741

Electric — 4.7%
Duke Energy Florida LLC,
First Mortgage
3.850%	11/15/42	25	26,982
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series A
2.850%	07/15/22	50	50,771
Sr. Unsec’d. Notes, Series B
3.900%	07/15/27	45	48,132
San Diego Gas & Electric Co.,
First Mortgage
2.500%	05/15/26	25	24,858
Southern California Edison Co.,
First Mortgage, Series A
4.200%	03/01/29	25	27,498
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
3.450%	09/01/22	25	25,842
4.450%	02/15/44	40	46,513

			250,596

Foods — 0.6%
Kraft Heinz Foods Co.,
Gtd. Notes
3.000%	06/01/26	25	24,948
4.375%	06/01/46	10	9,833

			34,781

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Products — 1.0%
Abbott Laboratories,
Sr. Unsec’d. Notes
3.875%	09/15/25	50	$54,447

Healthcare-Services — 2.6%
Anthem, Inc.,
Sr. Unsec’d. Notes
3.700%	09/15/49	20	19,882
Centene Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	12/15/27	35	36,038
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	30	33,200
Sr. Sec’d. Notes
4.125%	06/15/29	20	21,225
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.375%	03/15/42	23	26,540

			136,885

Insurance — 0.5%
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
3.500%	06/03/24	25	26,223

Internet — 0.7%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.150%	08/22/27	25	26,458
Expedia Group, Inc.,
Gtd. Notes, 144A
3.250%	02/15/30	10	9,637

			36,095

Media — 4.3%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.464%	07/23/22	25	26,280
5.125%	07/01/49	5	5,435
6.384%	10/23/35	23	29,031
6.484%	10/23/45	25	31,207
Comcast Corp.,
Gtd. Notes
3.150%	02/15/28	100	104,799
4.000%	03/01/48	25	27,710
ViacomCBS, Inc.,
Gtd. Notes
2.900%	06/01/23	3	3,060

			227,522

Mining — 0.5%
Freeport-McMoRan, Inc.,
Gtd. Notes
4.550%	11/14/24	25	26,474

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing — 2.5%
General Electric Co.,
Sr. Unsec’d. Notes
2.700%	10/09/22		100	$101,259
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, EMTN
0.375%	09/06/23	EUR	30	34,204

				135,463

Oil & Gas — 3.7%
Cimarex Energy Co.,
Sr. Unsec’d. Notes
3.900%	05/15/27		15	15,521
Concho Resources, Inc.,
Gtd. Notes
4.300%	08/15/28		15	16,339
4.875%	10/01/47		7	8,096
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24		10	10,346
Diamondback Energy, Inc.,
Gtd. Notes
3.500%	12/01/29		17	17,316
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27		20	21,353
5.600%	02/15/41		25	29,176
Marathon Oil Corp.,
Sr. Unsec’d. Notes
2.800%	11/01/22		25	25,431
4.400%	07/15/27		25	27,183
5.200%	06/01/45		1	1,161
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.200%	03/15/48		25	24,802

				196,724

Packaging & Containers — 0.5%
WRKCo, Inc.,
Gtd. Notes
4.650%	03/15/26		25	27,592

Pharmaceuticals — 7.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.875%	11/14/48		35	40,271
Sr. Unsec’d. Notes, 144A
3.200%	11/21/29		10	10,194
4.050%	11/21/39		10	10,480
4.250%	11/21/49		10	10,582
Allergan Funding SCS,
Gtd. Notes
3.450%	03/15/22		100	102,291
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
2.894%	06/06/22		35	35,558
3.700%	06/06/27		35	37,252

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
CVS Health Corp.,
Sr. Unsec’d. Notes
4.100%	03/25/25	35	$37,612
4.300%	03/25/28	35	38,262
5.050%	03/25/48	20	23,672
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.400%	09/23/21	50	50,281

			396,455

Pipelines — 5.8%
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
3.302%	01/15/35	10	10,114
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.875%	03/31/25	20	22,522
Enbridge, Inc. (Canada),
Gtd. Notes
4.000%	11/15/49	5	5,225
Energy Transfer Operating LP,
Gtd. Notes
6.500%	02/01/42	25	29,647
Enterprise Products Operating LLC,
Gtd. Notes
4.850%	03/15/44	25	28,933
Kinder Morgan Energy Partners LP,
Gtd. Notes
5.400%	09/01/44	25	28,614
MPLX LP,
Sr. Unsec’d. Notes
4.875%	06/01/25	50	54,592
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.650%	06/01/22	50	51,335
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.400%	10/01/47	25	27,090
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.500%	11/15/23	50	53,394

			311,466

Real Estate Investment Trusts (REITs) — 5.9%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
3.800%	04/15/26	25	26,704
American Tower Corp.,
Sr. Unsec’d. Notes
2.750%	01/15/27	20	20,000
3.950%	03/15/29	25	26,904
4.400%	02/15/26	25	27,274
4.700%	03/15/22	50	52,724
Crown Castle International Corp.,
Sr. Unsec’d. Notes
4.000%	03/01/27	10	10,773
4.875%	04/15/22	50	53,005
5.250%	01/15/23	75	81,476

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
3.000%	01/15/30	10	$10,002
Welltower, Inc.,
Sr. Unsec’d. Notes
2.700%	02/15/27	5	5,020

			313,882

Retail — 2.0%
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.950%	06/15/29	30	31,203
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
3.700%	04/15/46	25	25,442
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.875%	12/09/45	25	30,193
Walmart, Inc.,
Sr. Unsec’d. Notes
4.300%	04/22/44	15	18,036

			104,874

Semiconductors — 5.8%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
2.375%	01/15/20	35	35,003
3.625%	01/15/24	60	62,136
3.875%	01/15/27	45	46,710
KLA Corp.,
Sr. Unsec’d. Notes
4.100%	03/15/29	30	32,799
Lam Research Corp.,
Sr. Unsec’d. Notes
3.800%	03/15/25	25	26,751
4.000%	03/15/29	25	27,530
NVIDIA Corp.,
Sr. Unsec’d. Notes
2.200%	09/16/21	25	25,110
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.875%	03/01/24	25	27,224
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands),
Gtd. Notes, 144A
4.300%	06/18/29	25	27,060

			310,323

Software — 1.9%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.750%	05/21/29	10	10,921
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.500%	07/01/29	25	26,284
Microsoft Corp.,
Sr. Unsec’d. Notes
4.100%	02/06/37	30	35,395

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Software (cont’d.)
Oracle Corp.,
Sr. Unsec’d. Notes
4.000%	11/15/47		25	$27,843

				100,443

Telecommunications — 6.8%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.875%	01/15/26		125	133,940
4.500%	03/09/48		25	27,630
CommScope, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	03/01/24		25	26,097
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
4.600%	05/23/29		40	44,006
Rogers Communications, Inc. (Canada),
Gtd. Notes
3.700%	11/15/49		5	5,065
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
3.500%	11/01/24		25	26,498
4.329%	09/21/28		10	11,330
4.522%	09/15/48		25	29,875
4.812%	03/15/39		25	30,163
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.375%	05/30/28		25	27,685

				362,289

Transportation — 2.4%
FedEx Corp.,
Gtd. Notes
3.100%	08/05/29		20	19,981
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
2.900%	06/15/26		50	51,484
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.950%	09/10/28		50	55,154

				126,619

Trucking & Leasing — 0.5%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
4.125%	08/01/23		25	26,375

Water — 0.6%
Veolia Environnement SA (France),
Sr. Unsec’d. Notes, EMTN
5.125%	05/24/22	EUR	25	31,479

TOTAL CORPORATE BONDS (cost $4,569,482)				4,589,531

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.6%
Federal Home Loan Mortgage Corp.
4.000%	06/01/49		83	86,760

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Freddie Mac Pool
4.000%	08/01/49	50		$52,911
4.000%	09/01/49	49		52,030

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $191,477)				191,701

U.S. TREASURY OBLIGATIONS — 9.1%
U.S. Treasury Bonds
2.375%	11/15/49	96		95,884
U.S. Treasury Inflation Indexed Bonds, TIPS
0.250%	07/15/29	57		57,463
U.S. Treasury Notes
1.375%	10/15/22	—	(r)	99
1.500%	09/30/21	21		20,565
1.500%	10/31/24	12		11,498
1.500%	11/30/24	53		52,747
1.625%	11/15/22	25		25,506
1.625%	08/15/29	104		101,611
3.625%	02/15/20	117		117,060

TOTAL U.S. TREASURY OBLIGATIONS (cost $482,792)				482,433

TOTAL LONG-TERM INVESTMENTS (cost $5,243,751)				5,263,665

	Shares	Value

SHORT-TERM INVESTMENT — 1.4%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $75,429)(w)	75,429	$75,429

TOTAL INVESTMENTS — 100.1% (cost $5,319,180)		5,339,094
Liabilities in excess of other assets(z) — (0.1)%		(4,375)

NET ASSETS — 100.0%		$5,334,719

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2	2 Year U.S. Treasury Notes	Mar. 2020	$431,000	$(260)
2	5 Year U.S. Treasury Notes	Mar. 2020	237,219	161

				(99)

Short Positions:
2	10 Year U.S. Treasury Notes	Mar. 2020	256,844	2,652
2	Euro Schatz Index	Mar. 2020	251,047	166

				2,818

				$2,719

Forward foreign currency exchange contract outstanding at December 31, 2019:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contract:
Euro,
Expiring 02/05/20	Citibank, N.A.	EUR	118	$130,383	$132,657	$—	$(2,274)

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.33.V1	12/20/24	1.000	%(Q)	195	$(4,571)	$(5,122)	$(551)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
HSBC Securities (USA) Inc.	$3,000	$—
Wells Fargo Securities LLC	2,000	—

Total	$5,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Corporate Bonds	$—	$4,589,531	$—
U.S. Government Agency Obligations	—	191,701	—

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
U.S. Treasury Obligations	$—	$482,433	$—
Affiliated Mutual Fund	75,429	—	—

Total	$75,429	$5,263,665	$—

Other Financial Instruments*
Assets
Futures Contracts	$2,979	$—	$—

Liabilities
Futures Contracts	$(260)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(2,274)	—
Centrally Cleared Credit Default Swap Agreement	—	(551)	—

Total	$(260)	$(2,825)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Treasury Obligations	9.1%
Pharmaceuticals	7.4
Telecommunications	6.8
Real Estate Investment Trusts (REITs)	5.9
Pipelines	5.8
Semiconductors	5.8
Banks	5.0
Electric	4.7
Media	4.3
Aerospace & Defense	3.8
Oil & Gas	3.7
U.S. Government Agency Obligations	3.6
Computers	3.4
Auto Manufacturers	2.9
Beverages	2.9
Healthcare-Services	2.6
Miscellaneous Manufacturing	2.5
Transportation	2.4
Biotechnology	2.2
Retail	2.0
Diversified Financial Services	1.9

Software	1.9%
Affiliated Mutual Fund	1.4
Agriculture	1.1
Healthcare-Products	1.0
Commercial Services	1.0
Internet	0.7
Foods	0.6
Water	0.6
Packaging & Containers	0.5
Distribution/Wholesale	0.5
Mining	0.5
Trucking & Leasing	0.5
Insurance	0.5
Advertising	0.3
Chemicals	0.3

100.1
Liabilities in excess of other assets	(0.1)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$551	*
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,274
Interest rate contracts	Due from/to broker-variation margin futures	2,979	*	Due from/to broker-variation margin futures	260	*

		$2,979			$3,085

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(1,150)
Foreign exchange contracts	—	2,004	—
Interest rate contracts	(3,789)	—	—

Total	$(3,789)	$2,004	$(1,150)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(551)
Foreign exchange contracts	—	(2,274)	—
Interest rate contracts	2,719	—	—

Total	$2,719	$(2,274)	$(551)

For the period ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$690,340	$637,005

Forward Foreign Currency Exchange Contracts—Sold(2)	Credit Default Swap Agreements— Buy Protection(1)
$131,315	$170,000

(1)	Notional Amount in USD.

(2)	Value at Settlement Date.

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Citibank, N.A.	$—	$(2,274)	$(2,274)	$—	$(2,274)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BLACKROCK CORPORATE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Unaffiliated investments (cost $5,243,751)	$5,263,665
Affiliated investments (cost $75,429)	75,429
Foreign currency, at value (cost $947)	956
Receivable for investments sold	188,696
Dividends and interest receivable	49,041
Deposit with broker for centrally cleared/exchange-traded derivatives	5,000
Due from Manager	2,734
Due from broker-variation margin futures	366
Due from broker-variation margin swaps	25
Prepaid expenses	786

Total Assets	5,586,698

LIABILITIES
Payable for investments purchased	184,442
Audit fee payable	45,000
Custodian and accounting fees payable	14,417
Accrued expenses and other liabilities	5,479
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,274
Affiliated transfer agent fee payable	357
Payable for Portfolio shares repurchased	10

Total Liabilities	251,979

NET ASSETS	$5,334,719

Net assets were comprised of:
Partners’ Equity	$5,334,719

Net asset value and redemption price per share, $5,334,719 / 527,635 shares of beneficial interest issued and outstanding	$10.11

STATEMENT OF OPERATIONS

For the Period August 19, 2019* through December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$50,512
Affiliated dividend income	1,532

Total income	52,044

EXPENSES
Management fee	9,976
Audit fee	45,000
Custodian and accounting fees	16,533
Legal fees and expenses	5,075
Trustees’ fees	4,800
Shareholders’ reports	3,512
Transfer agent’s fees and expenses (including affiliated expense of $899)	2,903
Miscellaneous	4,006

Total expenses	91,805
Less: Fee waiver and/or expense reimbursement	(80,562)

Net expenses	11,243

NET INVESTMENT INCOME (LOSS)	40,801

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(1,323)
Futures transactions	(3,789)
Forward currency contract transactions	2,004
Swap agreements transactions	(1,150)
Foreign currency transactions	46

(4,212)

Net change in unrealized appreciation (depreciation) on:
Investments	19,914
Futures	2,719
Forward currency contracts	(2,274)
Swap agreements	(551)
Foreign currencies	26

19,834

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	15,622

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$56,423

STATEMENT OF CHANGES IN NET ASSETS

August 19, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$40,801
Net realized gain (loss) on investment and foreign currency transactions	(4,212)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	19,834

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,423

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [527,655 shares]	5,278,504
Portfolio shares repurchased [20 shares]	(208)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	5,278,296

TOTAL INCREASE (DECREASE)	5,334,719
NET ASSETS:
Beginning of period	—

End of period	$5,334,719

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Shares	Value

LONG-TERM INVESTMENTS — 94.9%
UNAFFILIATED FUNDS**
DFA Emerging Markets Core Equity Portfolio	2,599	$56,585
DFA Global Core Plus Fixed Income Portfolio	10,963	112,924
DFA International Core Equity Portfolio	16,413	226,664
DFA Selectively Hedged Global Fixed Income Portfolio	5,899	56,513
DFA U.S. Core Equity 1 Portfolio	12,241	317,408
DFA U.S. Core Equity 2 Portfolio	13,946	330,374

TOTAL LONG-TERM INVESTMENTS (cost $1,095,255)		1,100,468

SHORT-TERM INVESTMENT — 5.3%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $61,927)(w)	61,927	61,927

TOTAL INVESTMENTS — 100.2% (cost $1,157,182)		1,162,395
Liabilities in excess of other assets(z) — (0.2)%		(2,879)

NET ASSETS — 100.0%		$1,159,516

See the Glossary for a list of the abbreviation(s) used in the annual report

**	Investments are affiliated with the Subadvisor

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
2	S&P 500 E-Mini Index	Mar. 2020	$32,310	$113

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Unaffiliated Funds	$1,100,468	$—	$—
Affiliated Mutual Fund	61,927	—	—

Total	$1,162,395	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$113	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Unaffiliated Funds	94.9%
Affiliated Mutual Fund	5.3

100.2
Liabilities in excess of other assets	(0.2)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$113	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2019 are as follows:

For the period ended December 31, 2019, the Portfolio did not have any realized gain (loss) on derivatives recognized in income.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$113

The derivative instruments outstanding as of period-end serve as an indicator of the volume of derivative activities for the Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST DIMENSIONAL GLOBAL CORE ALLOCATION PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Unaffiliated investments (cost $1,095,255)	$1,100,468
Affiliated investments (cost $61,927)	61,927
Receivable for Portfolio shares sold	26,201
Due from Manager	5,125
Due from broker-variation margin futures	113

Total Assets	1,193,834

LIABILITIES
Audit fee payable	26,100
Accrued expenses and other liabilities	4,116
Custodian and accounting fees payable	3,714
Affiliated transfer agent fee payable	357
Distribution fee payable	31

Total Liabilities	34,318

NET ASSETS	$1,159,516

Net assets were comprised of:
Partners’ Equity	$1,159,516

Net asset value and redemption price per share, $1,159,516 / 112,363 outstanding shares of beneficial interest	$10.32

STATEMENT OF OPERATIONS

For the Period November 18, 2019* through December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$4,776
Affiliated dividend income	19

Total income	4,795

EXPENSES
Management fee	240
Distribution fee	88
Audit fee	26,100
Custodian and accounting fees	3,714
Trustees’ fees	2,400
Shareholders’ reports	1,500
Legal fees and expenses	1,500
Transfer agent’s fees and expenses (including affiliated expense of $357)	1,200
Miscellaneous	800

Total expenses	37,542
Less: Fee waiver and/or expense reimbursement	(37,308)

Net expenses	234

NET INVESTMENT INCOME (LOSS)	4,561

UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net change in unrealized appreciation (depreciation) on:
Investments	5,213
Futures	113

5,326

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,887

STATEMENT OF CHANGES IN NET ASSETS

November 18, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$4,561
Net change in unrealized appreciation (depreciation) on investments	5,326

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,887

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [112,411 shares]	1,150,110
Portfolio shares repurchased [48 shares]	(481)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	1,149,629

TOTAL INCREASE (DECREASE)	1,159,516
NET ASSETS:
Beginning of period	—

End of period	$1,159,516

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST PIMCO CORPORATE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 87.1%

CORPORATE BONDS — 80.4%
Aerospace & Defense — 0.5%
Spirit AeroSystems, Inc.,
Gtd. Notes
4.600%	06/15/28	25	$26,369

Airlines — 0.9%
JetBlue 2019-1 Class AA Pass Through Trust,
Pass-Through Certificates
2.750%	11/15/33	50	50,434

Auto Manufacturers — 0.5%
General Motors Co.,
Sr. Unsec’d. Notes
6.600%	04/01/36	25	29,437

Banks — 8.9%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
3.705%(ff)	04/24/28	50	53,390
4.000%	04/01/24	20	21,387
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.142%(ff)	01/24/23	25	25,507
4.075%(ff)	04/23/29	40	43,804
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.691%(ff)	06/05/28	50	53,150
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.900%	07/15/25	25	26,989
4.203%(ff)	07/23/29	50	55,660
Santander Holdings USA, Inc.,
Sr. Unsec’d. Notes
4.500%	07/17/25	50	53,922
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.860%
2.826%(c)	07/19/23	20	20,136
Sr. Unsec’d. Notes
3.364%	07/12/27	50	52,395
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.196%(ff)	06/17/27	30	31,089
3.300%	09/09/24	33	34,608

			472,037

Beverages — 1.7%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes
3.650%	02/01/26	75	79,798
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49	10	12,966

			92,764

Biotechnology — 0.2%
Amgen, Inc.,
Sr. Unsec’d. Notes
4.663%	06/15/51	10	11,745

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials — 0.7%
Fortune Brands Home & Security, Inc.,
Sr. Unsec’d. Notes
3.250%	09/15/29	35	$35,726

Commercial Services — 2.0%
IHS Markit Ltd.,
Sr. Unsec’d. Notes
4.250%	05/01/29	60	64,877
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.400%	10/01/24	40	40,388

			105,265

Computers — 2.2%
Apple, Inc.,
Sr. Unsec’d. Notes
2.950%	09/11/49	25	24,360
3.200%	05/11/27	30	31,732
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
4.900%	10/01/26	50	55,029
5.300%	10/01/29	5	5,626

			116,747

Diversified Financial Services — 1.6%
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
5.500%	01/15/23	25	26,932
Credit Acceptance Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	12/31/24	15	15,574
Synchrony Financial,
Sr. Unsec’d. Notes
3.950%	12/01/27	40	42,077

			84,583

Electric — 8.8%
Ameren Corp.,
Sr. Unsec’d. Notes
2.500%	09/15/24	50	50,392
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes, Series J
4.300%	12/01/28	45	49,936
Black Hills Corp.,
Sr. Unsec’d. Notes
3.050%	10/15/29	25	24,900
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
2.950%	03/01/30	36	35,609
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.500%	12/01/45	10	11,719
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	5	5,220
3.950%	06/15/25	35	37,626

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
3.250%	04/01/26	60	$62,436
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	20	21,966
Southern California Edison Co.,
First Mortgage
2.850%	08/01/29	40	40,090
First Mortgage, Series B
2.400%	02/01/22	50	50,253
Southern Co. (The),
Sr. Unsec’d. Notes
3.250%	07/01/26	75	77,804

			467,951

Electronics — 0.4%
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.875%	01/12/28	5	5,128
PerkinElmer, Inc.,
Sr. Unsec’d. Notes
3.300%	09/15/29	15	15,363

			20,491

Foods — 1.7%
Campbell Soup Co.,
Sr. Unsec’d. Notes
3.950%	03/15/25	45	47,908
Kraft Heinz Foods Co.,
Gtd. Notes
3.950%	07/15/25	25	26,358
4.375%	06/01/46	15	14,749

			89,015

Gas — 1.4%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
2.625%	09/15/29	25	25,196
Southern California Gas Co.,
First Mortgage, Series WW
3.950%	02/15/50	45	48,971

			74,167

Healthcare-Products — 2.2%
Boston Scientific Corp.,
Sr. Unsec’d. Notes
3.750%	03/01/26	40	42,880
Stryker Corp.,
Sr. Unsec’d. Notes
3.650%	03/07/28	30	32,229
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes
2.950%	09/19/26	40	41,149

			116,258

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services — 1.5%
CommonSpirit Health,
Sr. Sec’d. Notes
3.347%	10/01/29	20	$20,162
HCA, Inc.,
Gtd. Notes
5.375%	09/01/26	5	5,578
Sr. Sec’d. Notes
4.125%	06/15/29	25	26,531
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.950%	12/01/29	25	25,117

			77,388

Insurance — 0.3%
Protective Life Corp.,
Sr. Unsec’d. Notes, 144A
3.400%	01/15/30	15	15,341

Iron/Steel — 0.9%
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
3.600%	07/16/24	20	20,518
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
3.450%	04/15/30	25	25,244

			45,762

Lodging — 1.1%
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
4.375%	09/15/28	15	16,274
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24	40	41,244

			57,518

Machinery-Diversified — 0.7%
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.400%	03/15/24	35	37,168

Media — 2.6%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.200%	03/15/28	30	31,984
5.375%	05/01/47	20	22,479
Comcast Corp.,
Gtd. Notes
3.950%	10/15/25	25	27,277
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	08/15/27	15	15,656
Discovery Communications LLC,
Gtd. Notes
5.200%	09/20/47	10	11,632
5.300%	05/15/49	25	29,564

			138,592

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining — 0.7%
Glencore Funding LLC (Switzerland),
Gtd. Notes, 144A
4.125%	03/12/24	15	$15,712
Newmont Goldcorp Corp.,
Sr. Unsec’d. Notes
2.800%	10/01/29	15	14,864
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
5.875%	04/23/45	5	6,241

			36,817

Miscellaneous Manufacturing — 2.6%
General Electric Co.,
Sr. Unsec’d. Notes
2.700%	10/09/22	84	85,058
Sr. Unsec’d. Notes, MTN
4.650%	10/17/21	50	52,088

			137,146

Oil & Gas — 3.5%
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27	35	36,807
Hess Corp.,
Sr. Unsec’d. Notes
7.300%	08/15/31	5	6,359
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.900%	08/15/24	40	40,614
Petroleos Mexicanos (Mexico),
Gtd. Notes
6.500%	03/13/27	25	26,464
Shell International Finance BV (Netherlands),
Gtd. Notes
2.000%	11/07/24	50	49,888
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.700%	09/15/26	25	25,950

			186,082

Oil & Gas Services — 0.4%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes
4.080%	12/15/47	20	20,541

Packaging & Containers — 0.8%
WRKCo, Inc.,
Gtd. Notes
4.650%	03/15/26	25	27,592
4.900%	03/15/29	15	17,056

			44,648

Pharmaceuticals — 4.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.400%	11/06/42	25	26,982

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
3.400%	07/26/29	40	$42,806
3.875%	08/15/25	40	43,242
CVS Health Corp.,
Sr. Unsec’d. Notes
3.875%	07/20/25	40	42,632
5.125%	07/20/45	15	17,727
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26	40	41,188
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.900%	08/20/28	30	32,511

			247,088

Pipelines — 8.1%
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27	40	44,296
Energy Transfer Operating LP,
Gtd. Notes
4.200%	04/15/27	100	104,645
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	02/15/21	20	20,195
3.125%	07/31/29	20	20,573
4.250%	02/15/48	15	16,174
4.900%	05/15/46	5	5,856
Kinder Morgan, Inc.,
Gtd. Notes
5.200%	03/01/48	5	5,789
5.300%	12/01/34	35	41,191
ONEOK, Inc.,
Gtd. Notes
4.350%	03/15/29	50	54,185
5.200%	07/15/48	15	17,068
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
4.650%	10/15/25	10	10,713
5.150%	06/01/42	15	15,137
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
4.200%	03/15/28	25	26,490
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes,
144A 5.500%	03/01/30	15	15,438
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.850%	03/01/48	30	32,853

			430,603

Private Equity — 0.5%
Carlyle Finance Subsidiary LLC,
Gtd. Notes, 144A
3.500%	09/19/29	26	26,017

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) — 5.1%
Boston Properties LP,
Sr. Unsec’d. Notes
2.900%	03/15/30	50	$49,812
Crown Castle International Corp.,
Sr. Unsec’d. Notes
5.200%	02/15/49	10	12,327
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.750%	06/01/28	50	56,799
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series E
4.000%	06/15/25	40	42,860
VEREIT Operating Partnership LP,
Gtd. Notes
4.875%	06/01/26	50	55,286
Welltower, Inc.,
Sr. Unsec’d. Notes
2.700%	02/15/27	25	25,099
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
7.375%	03/15/32	20	27,681

			269,864

Retail — 0.5%
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
4.875%	02/15/44	10	12,690
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
4.600%	05/26/45	10	11,599

			24,289

Semiconductors — 5.2%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.625%	01/15/24	50	51,780
3.875%	01/15/27	20	20,760
KLA Corp.,
Sr. Unsec’d. Notes
4.100%	03/15/29	35	38,265
5.000%	03/15/49	50	61,434
Marvell Technology Group Ltd.,
Sr. Unsec’d. Notes
4.200%	06/22/23	35	36,913
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.185%	02/15/27	10	10,701
5.327%	02/06/29	15	17,210
NVIDIA Corp.,
Sr. Unsec’d. Notes
3.200%	09/16/26	20	20,980
QUALCOMM, Inc.,
Sr. Unsec’d. Notes
3.250%	05/20/27	20	21,011

			279,054

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software — 2.0%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.000%	08/15/26	25	$25,831
Fiserv, Inc.,
Sr. Unsec’d. Notes
4.200%	10/01/28	40	44,205
VMware, Inc.,
Sr. Unsec’d. Notes
3.900%	08/21/27	35	36,595

			106,631

Telecommunications — 3.5%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.800%	02/15/27	40	42,795
4.250%	03/01/27	45	49,366
4.550%	03/09/49	15	16,627
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.016%	12/03/29	25	27,933
4.862%	08/21/46	30	37,190
5.500%	03/16/47	10	13,535

			187,446

Toys/Games/Hobbies — 0.9%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.550%	11/19/26	50	50,340

Transportation — 1.2%
C.H. Robinson Worldwide, Inc.,
Sr. Unsec’d. Notes
4.200%	04/15/28	30	32,861
CSX Corp.,
Sr. Unsec’d. Notes
4.300%	03/01/48	10	11,355
FedEx Corp.,
Gtd. Notes
4.100%	02/01/45	10	9,707
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.950%	08/15/59	10	10,454

			64,377

TOTAL CORPORATE BONDS (cost $4,245,820)			4,275,701

MUNICIPAL BONDS — 1.0%
California — 0.2%
San Francisco, CA, Public Utilities Commission Water Revenue,
Taxable, Revenue Bonds, Series A
2.803%	11/01/31	10	9,950

Massachusetts — 0.2%
Commonwealth of Massachusetts,
General Obligation Limited, Taxable, Series H
2.900%	09/01/49	10	9,520

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

MUNICIPAL BONDS (continued)
New York — 0.6%
Port Authority of New York & New Jersey,
Revenue Bonds
6.040%	12/01/29	25		$32,167

TOTAL MUNICIPAL BONDS (cost $52,494)				51,637

U.S. TREASURY OBLIGATIONS — 5.7%
U.S. Treasury Bonds
2.250%	08/15/49	56		54,320
U.S. Treasury Notes
1.625%	08/15/29	—	(r)	195
1.750%	07/31/21	100		100,227
1.750%	11/15/29	152		149,696

TOTAL U.S. TREASURY OBLIGATIONS (cost $306,502)				304,438

TOTAL LONG-TERM INVESTMENTS (cost $4,604,816)				4,631,776

		Shares

SHORT-TERM INVESTMENTS — 13.2%

AFFILIATED MUTUAL FUND — 1.9%
PGIM Core Ultra Short Bond Fund (cost $100,867)(w)		100,867		100,867

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. GOVERNMENT AGENCY OBLIGATIONS(n) — 11.3%
Federal Home Loan Bank
1.553%	01/31/20	100		99,873

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(n) (continued)
1.554%	03/03/20	100	$99,728
1.586%	03/25/20	100	99,626
1.595%	03/27/20	300	298,845

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $598,097)			598,072

TOTAL SHORT-TERM INVESTMENTS (cost $698,964)			698,939

TOTAL INVESTMENTS—100.3% (cost $5,303,780)			5,330,715
Liabilities in excess of other assets(z) — (0.3)%			(14,870)

NET ASSETS — 100.0%			$5,315,845

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(n)	Rate shown reflects yield to maturity at purchased date.

(r)	Principal or notional amount is less than $500 par.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Position:
2	5 Year U.S. Treasury Notes	Mar. 2020	$237,219	$1,201

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 01/03/20	Citibank, N.A.	BRL 55	$12,940	$13,575	$635	$—
Expiring 02/04/20	Citibank, N.A.	BRL 55	13,472	13,563	91	—
Indian Rupee,
Expiring 03/18/20	Bank of America, N.A.	INR 944	13,000	13,146	146	—

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Forward foreign currency exchange contracts outstanding at December 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen,
Expiring 02/14/20	Bank of America, N.A.	JPY 4,200	$38,858	$38,752	$—	$(106)

			$78,270	$79,036	872	(106)

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 01/03/20	Citibank, N.A.	BRL 55	$13,488	$13,575	$—	$(87)
Expiring 01/03/20	Citibank, N.A.	BRL 55	13,489	13,575	—	(86)

			$26,977	$27,150	—	(173)

					$872	$(279)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$7,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Corporate Bonds	$—	$4,275,701	$—
Municipal Bonds	—	51,637	—
U.S. Treasury Obligations	—	304,438	—
Affiliated Mutual Fund	100,867	—	—
U.S. Government Agency Obligations	—	598,072	—

Total	$100,867	$5,229,848	$—

Other Financial Instruments*
Assets
Futures Contracts	$1,201	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	872	—

Total	$1,201	$872	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(279)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Government Agency Obligations	11.3%
Banks	8.9
Electric	8.8
Pipelines	8.1
U.S. Treasury Obligations	5.7
Semiconductors	5.2
Real Estate Investment Trusts (REITs)	5.1
Pharmaceuticals	4.6
Telecommunications	3.5
Oil & Gas	3.5
Media	2.6
Miscellaneous Manufacturing	2.6
Computers	2.2
Healthcare-Products	2.2
Software	2.0
Commercial Services	2.0
Affiliated Mutual Fund	1.9
Beverages	1.7
Foods	1.7
Diversified Financial Services	1.6
Healthcare-Services	1.5
Gas	1.4
Transportation	1.2

Lodging	1.1%
Municipal Bonds	1.0
Airlines	0.9
Toys/Games/Hobbies	0.9
Iron/Steel	0.9
Packaging & Containers	0.8
Machinery-Diversified	0.7
Mining	0.7
Building Materials	0.7
Auto Manufacturers	0.5
Aerospace & Defense	0.5
Private Equity	0.5
Retail	0.5
Oil & Gas Services	0.4
Electronics	0.4
Insurance	0.3
Biotechnology	0.2

100.3
Liabilities in excess of other assets	(0.3)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, interest rate contracts risk and foreign exchange contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$872		Unrealized depreciation on OTC forward foreign currency exchange contracts	$279
Interest rate contracts	Due from/to broker-variation margin futures	1,201	*	—	—

		$2,073			$279

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$3,347
Foreign exchange contracts	—	—	(39)	—
Interest rate contracts	810	22	—	—

Total	$810	$22	$(39)	$3,347

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts
Foreign exchange contracts	$—	$593
Interest rate contracts	1,201	—

Total	$1,201	$593

For the period ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Written(1)	Futures Contracts— Short Positions(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)
$1,000	$368,071	$39,135

Forward Foreign Currency Exchange Contracts—Sold(2)	Credit Default Swap Agreements— Buy Protection(1)
$13,489	$200,000

(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A	$146	$(106)	$40	$—	$40
Citibank, N.A	726	(173)	553	—	553

	$872	$(279)	$593	$—	$593

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST PIMCO CORPORATE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Unaffiliated investments (cost $5,202,913)	$5,229,848
Affiliated investments (cost $100,867)	100,867
Foreign currency, at value (cost $388)	388
Interest receivable	43,430
Deposit with broker for centrally cleared/exchange-traded derivatives	7,000
Due from broker-variation margin futures	6,992
Due from Manager	3,411
Unrealized appreciation on OTC forward foreign currency exchange contracts	872
Prepaid expenses and other assets	786

Total Assets	5,393,594

LIABILITIES
Audit fee payable	45,000
Custodian and accounting fees payable	15,465
Payable for investments purchased	10,000
Accrued expenses and other liabilities	6,639
Affiliated transfer agent fee payable	357
Unrealized depreciation on OTC forward foreign currency exchange contracts	279
Payable for Portfolio shares repurchased	9

Total Liabilities	77,749

NET ASSETS	$5,315,845

Net assets were comprised of:
Partners’ Equity	$5,315,845

Net asset value and redemption price per share, $5,315,845 / 525,946 shares of beneficial interest issued and outstanding	$10,11

STATEMENT OF OPERATIONS

For the Period August 19, 2019* through December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$49,714
Affiliated dividend income	966

Total income	50,680

EXPENSES
Management fee	9,960
Audit fee	45,000
Custodian and accounting fees	17,333
Legal fees and expenses	5,275
Trustees’ fees	4,800
Shareholders’ reports	3,500
Transfer agent’s fees and expenses (including affiliated expense of $899)	2,903
Miscellaneous	4,349

Total expenses	93,120
Less: Fee waiver and/or expense reimbursement	(81,898)

Net expenses	11,222

NET INVESTMENT INCOME (LOSS)	39,458

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(17,409)
Futures transactions	22
Forward currency contract transactions	(39)
Options written transactions	810
Swap agreements transactions	3,347
Foreign currency transactions	111

(13,158)

Net change in unrealized appreciation (depreciation) on:
Investments	26,935
Futures	1,201
Forward currency contracts	593

28,729

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	15,571

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$55,029

STATEMENT OF CHANGES IN NET ASSETS

August 19, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$39,458
Net realized gain (loss) on investment and foreign currency transactions	(13,158)
Net change in unrealized appreciation (depreciation) on investments	28,729

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	55,029

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [525,965 shares]	5,261,008
Portfolio shares repurchased [19 shares]	(192)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	5,260,816

TOTAL INCREASE (DECREASE)	5,315,845
NET ASSETS:
Beginning of period	—

End of period	$5,315,845

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST PRUDENTIAL CORPORATE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 93.8%

CORPORATE BONDS — 82.5%
Aerospace & Defense — 2.0%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.750%	02/01/50	50	$53,018
7.950%	08/15/24	50	61,786

			114,804

Agriculture — 2.6%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.789%	09/06/24	150	150,951

Airlines — 1.7%
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.800%	04/19/23	50	51,904
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33	45	45,186

			97,090

Apparel — 1.8%
Michael Kors USA, Inc.,
Gtd. Notes, 144A
4.000%	11/01/24	100	104,066

Auto Manufacturers — 1.6%
General Motors Financial Co., Inc.,
Gtd. Notes
3.150%	06/30/22	90	91,669

Banks — 12.0%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
3.824%(ff)	01/20/28	175	187,910
Citigroup, Inc.,
Sub. Notes
4.300%	11/20/26	150	163,034
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.782%(ff)	02/01/28	180	193,603
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
3.772%(ff)	01/24/29	135	145,149

			689,696

Beverages — 2.8%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46	30	35,615
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49	15	19,449
Constellation Brands, Inc.,
Gtd. Notes
5.250%	11/15/48	15	18,261

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Beverages (cont’d.)
Keurig Dr Pepper, Inc.,
Gtd. Notes
4.417%	05/25/25	80	$87,339

			160,664

Biotechnology — 0.6%
Amgen, Inc.,
Sr. Unsec’d. Notes
5.150%	11/15/41	30	36,655

Building Materials — 0.7%
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29	40	41,633

Chemicals — 0.6%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.800%	05/15/49	30	34,611

Commercial Services — 3.5%
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46	50	53,573
IHS Markit Ltd.,
Gtd. Notes, 144A
4.750%	02/15/25	100	109,395
PayPal Holdings, Inc.,
Sr. Unsec’d. Notes
2.850%	10/01/29	40	40,336

			203,304

Computers — 1.6%
Genpact Luxembourg Sarl,
Gtd. Notes
3.375%	12/01/24	90	90,629

Diversified Financial Services — 0.9%
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24	50	53,314

Electric — 11.0%
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
3.750%	12/01/47	100	106,752
Ameren Illinois Co.,
First Mortgage
4.500%	03/15/49	40	49,162
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
3.200%	09/15/49	20	19,604
DTE Energy Co.,
Sr. Unsec’d. Notes, Series D
3.700%	08/01/23	50	52,100
Entergy Texas, Inc.,
First Mortgage
3.550%	09/30/49	25	25,495
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28	40	41,307

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Georgia Power Co.,
Sr. Unsec’d. Notes, Series B
2.650%	09/15/29	40	$39,462
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
3.600%	04/01/29	50	53,182
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24	50	54,440
Puget Sound Energy, Inc.,
Sr. Sec’d. Notes
3.250%	09/15/49	15	14,878
Rochester Gas & Electric Corp.,
First Mortgage, 144A
3.100%	06/01/27	45	46,382
San Diego Gas & Electric Co.,
First Mortgage
5.350%	05/15/35	40	46,572
Southwestern Public Service Co.,
First Mortgage
3.750%	06/15/49	30	31,871
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	50	50,839

			632,046

Foods — 3.1%
Campbell Soup Co.,
Sr. Unsec’d. Notes
4.800%	03/15/48	55	63,711
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46	30	29,499
Gtd. Notes, 144A
3.750%	04/01/30	15	15,458
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
2.650%	10/03/21	50	49,752
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
5.100%	09/28/48	15	18,810

			177,230

Gas — 0.3%
Atmos Energy Corp.,
Sr. Unsec’d. Notes
2.625%	09/15/29	15	15,118

Healthcare-Services — 3.4%
Duke University Health System, Inc.,
Sr. Unsec’d. Notes
3.920%	06/01/47	25	28,146
HCA, Inc.,
Sr. Sec’d. Notes
5.000%	03/15/24	80	87,452
Orlando Health Obligated Group,
Unsec’d. Notes
4.089%	10/01/48	25	27,247

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30	50	$50,047

			192,892

Home Builders — 0.6%
D.R. Horton, Inc.,
Gtd. Notes
2.500%	10/15/24	35	34,982

Machinery-Diversified — 0.6%
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.950%	09/15/28	30	32,984

Media — 3.2%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.800%	03/01/50	20	21,106
Comcast Corp.,
Gtd. Notes
4.950%	10/15/58	50	64,923
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	08/15/27	50	52,185
Walt Disney Co. (The),
Gtd. Notes
6.400%	12/15/35	31	44,268

			182,482

Mining — 2.0%
Kinross Gold Corp. (Canada),
Gtd. Notes
4.500%	07/15/27	25	26,165
Newmont Goldcorp Corp.,
Sr. Unsec’d. Notes
2.800%	10/01/29	15	14,864
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
6.125%	10/01/35	40	46,913
Yamana Gold, Inc. (Brazil),
Gtd. Notes
4.625%	12/15/27	25	25,995

			113,937

Miscellaneous Manufacturing — 3.6%
3M Co.,
Sr. Unsec’d. Notes
2.375%	08/26/29	50	49,076
Hillenbrand, Inc.,
Gtd. Notes
4.500%	09/15/26	100	104,656
Pentair Finance Sarl,
Gtd. Notes
4.500%	07/01/29	50	52,821

			206,553

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas — 8.0%
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47	30	$34,870
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27	50	52,581
Continental Resources, Inc.,
Gtd. Notes
4.375%	01/15/28	50	53,187
Diamondback Energy, Inc.,
Gtd. Notes
2.875%	12/01/24	75	75,849
Energen Corp.,
Sr. Unsec’d. Notes
4.625%	09/01/21	30	30,790
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.125%	12/15/26	50	56,655
Noble Energy, Inc.,
Sr. Unsec’d. Notes
3.900%	11/15/24	50	52,907
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.119%(s)	10/10/36	50	25,125
Petroleos Mexicanos (Mexico),
Gtd. Notes, 144A
6.490%	01/23/27	20	21,329
Valero Energy Corp.,
Sr. Unsec’d. Notes
4.000%	04/01/29	50	53,896

			457,189

Pharmaceuticals — 6.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes, 144A
3.200%	11/21/29	60	61,164
4.050%	11/21/39	15	15,721
4.250%	11/21/49	25	26,454
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
7.150%	06/15/23	50	58,258
Sr. Unsec’d. Notes, 144A
4.125%	06/15/39	50	57,535
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28	50	55,472
CVS Health Corp.,
Sr. Unsec’d. Notes
5.050%	03/25/48	50	59,180
Mylan NV,
Gtd. Notes
3.950%	06/15/26	30	31,171

			364,955

Pipelines — 4.7%
Energy Transfer Operating LP,
Gtd. Notes
6.250%	04/15/49	60	72,506

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
3.950%	03/01/50	30	$30,783
MPLX LP,
Sr. Unsec’d. Notes
5.500%	02/15/49	40	45,250
ONEOK, Inc.,
Gtd. Notes
4.350%	03/15/29	50	54,185
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
2.450%	12/15/24	50	49,963
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	20	19,715

			272,402

Real Estate Investment Trusts (REITs) — 0.4%
Welltower, Inc.,
Sr. Unsec’d. Notes
2.700%	02/15/27	25	25,099

Retail — 0.6%
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.200%	05/15/28	30	32,191

Telecommunications — 1.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
5.150%	02/15/50	80	96,582

Transportation — 0.5%
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.950%	08/15/59	25	26,135

TOTAL CORPORATE BONDS (cost $4,722,563)			4,731,863

MUNICIPAL BONDS — 3.5%
Arizona — 0.6%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41	30	36,922

Illinois — 1.9%
State of Illinois,
General Obligation Unlimited, Taxable
5.100%	06/01/33	100	107,710

Missouri — 0.4%
Health & Educational Facilities Authority of the State of Missouri,
Taxable, Revenue Bonds, Series A
3.652%	08/15/57	20	21,433

Pennsylvania — 0.6%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	25	33,239

TOTAL MUNICIPAL BONDS (cost $204,256)			199,304

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS — 7.8%
U.S. Treasury Bonds
2.250%	08/15/49	195	$189,150
U.S. Treasury Notes
1.750%	11/15/29	260	256,059

TOTAL U.S. TREASURY OBLIGATIONS (cost $449,524)			445,209

TOTAL LONG-TERM INVESTMENTS (cost $5,376,343)			5,376,376

		Shares

SHORT-TERM INVESTMENT — 4.2%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $244,046)(w)		244,046	244,046

TOTAL INVESTMENTS — 98.0% (cost $5,620,389)			5,620,422
Other assets in excess of liabilities(z) — 2.0%			113,129

NET ASSETS — 100.0%			$5,733,551

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2	2 Year U.S. Treasury Notes	Mar. 2020	$431,000	$(463)
6	5 Year U.S. Treasury Notes	Mar. 2020	711,656	(2,948)
1	20 Year U.S. Treasury Bonds	Mar. 2020	155,906	(3,900)

				(7,311)

Short Positions:
4	10 Year U.S. Treasury Notes	Mar. 2020	513,688	4,794
4	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	726,625	20,135

				24,929

				$17,618

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPMorgan Securities LLC	$160,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Corporate Bonds	$—	$4,731,863	$—
Municipal Bonds	—	199,304	—
U.S. Treasury Obligations	—	445,209	—
Affiliated Mutual Fund	244,046	—	—

Total	$244,046	$5,376,376	$—

Other Financial Instruments*
Assets
Futures Contracts	$24,929	$—	$—

Liabilities
Futures Contracts	$(7,311)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Banks	12.0%
Electric	11.0
Oil & Gas	8.0
U.S. Treasury Obligations	7.8
Pharmaceuticals	6.4
Pipelines	4.7
Affiliated Mutual Fund	4.2
Miscellaneous Manufacturing	3.6
Commercial Services	3.5
Municipal Bonds	3.5
Healthcare-Services	3.4
Media	3.2
Foods	3.1
Beverages	2.8
Agriculture	2.6
Aerospace & Defense	2.0
Mining	2.0
Apparel	1.8
Airlines	1.7

Telecommunications	1.7%
Auto Manufacturers	1.6
Computers	1.6
Diversified Financial Services	0.9
Building Materials	0.7
Biotechnology	0.6
Home Builders	0.6
Chemicals	0.6
Machinery-Diversified	0.6
Retail	0.6
Transportation	0.5
Real Estate Investment Trusts (REITs)	0.4
Gas	0.3

98.0
Other assets in excess of liabilities	2.0

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$24,929	*	Due from/to broker-variation margin futures	$7,311	*

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$32,858

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$17,618

For the period ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$1,326,180	$1,394,907

(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST PRUDENTIAL CORPORATE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Unaffiliated investments (cost $5,376,343)	$5,376,376
Affiliated investments (cost $244,046)	244,046
Deposit with broker for centrally cleared/exchange-traded derivatives	160,000
Interest receivable	49,219
Due from broker-variation margin futures	4,671
Due from Manager	2,745
Prepaid expenses	786

Total Assets	5,837,843

LIABILITIES
Audit fee payable	45,000
Payable for investments purchased	39,196
Custodian and accounting fees payable	14,884
Accrued expenses and other liabilities	4,832
Affiliated transfer agent fee payable	357
Payable for Portfolio shares repurchased	23

Total Liabilities	104,292

NET ASSETS	$5,733,551

Net assets were comprised of:
Partners’ Equity	$5,733,551

Net asset value and redemption price per share, $5,733,551 / 563,292 shares of beneficial interest issued and outstanding	$10.18

STATEMENT OF OPERATIONS

For the Period August 19, 2019* through December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$55,421
Affiliated dividend income	2,091

Total income	57,512

EXPENSES
Management fee	8,894
Audit fee	45,000
Custodian and accounting fees	16,969
Trustees’ fees	4,800
Legal fees and expenses	4,748
Shareholders’ reports	3,500
Transfer agent’s fees and expenses (including affiliated expense of $899)	2,903
Miscellaneous	3,519

Total expenses	90,333
Less: Fee waiver and/or expense reimbursement	(78,843)

Net expenses	11,490

NET INVESTMENT INCOME (LOSS)	46,022

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(2,270)
Futures transactions	32,858

30,588

Net change in unrealized appreciation (depreciation) on:
Investments	33
Futures	17,618

17,651

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	48,239

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$94,261

STATEMENT OF CHANGES IN NET ASSETS

August 19, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$46,022
Net realized gain (loss) on investment transactions	30,588
Net change in unrealized appreciation (depreciation) on investments	17,651

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	94,261

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [563,352 shares]	5,639,899
Portfolio shares repurchased [60 shares]	(609)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	5,639,290

TOTAL INCREASE (DECREASE)	5,733,551
NET ASSETS:
Beginning of period	—

End of period	$5,733,551

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 97.1%

ASSET-BACKED SECURITIES — 6.7%
Automobiles — 0.9%
Santander Drive Auto Receivables Trust,
Series 2019-03, Class C
2.490%	10/15/25	50	$50,159

Other — 5.8%
Applebee’s Funding LLC/IHOP Funding LLC,
Series 2019-01A, Class A2I, 144A
4.194%	06/07/49	50	50,618
Domino’s Pizza Master Issuer LLC,
Series 2018-01A, Class A2I, 144A
4.116%	07/25/48	49	50,590
Series 2019-01A, Class A2, 144A
3.668%	10/25/49	50	49,904
Driven Brands Funding LLC,
Series 2019-02A, Class A2, 144A
3.981%	10/20/49	25	24,943
Planet Fitness Master Issuer LLC,
Series 2019-01A, Class A2, 144A
3.858%	12/05/49	50	49,324
Taco Bell Funding LLC,
Series 2018-01A, Class A2I, 144A
4.318%	11/25/48	35	35,391
Wendy’s Funding LLC,
Series 2018-01A, Class A2I, 144A
3.573%	03/15/48	49	49,455

			310,225

TOTAL ASSET-BACKED SECURITIES (cost $362,734)			360,384

CORPORATE BONDS — 89.2%
Aerospace & Defense — 1.0%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.750%	02/01/50	15	15,905
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
4.500%	05/15/36	30	35,577

			51,482

Agriculture — 3.4%
Altria Group, Inc.,
Gtd. Notes
5.950%	02/14/49	35	42,318
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.764%	08/15/22	50	50,720
3.557%	08/15/27	35	35,747
Bunge Ltd. Finance Corp.,
Gtd. Notes
3.500%	11/24/20	25	25,318
4.350%	03/15/24	26	27,359

			181,462

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines — 2.3%
American Airlines 2017-2 Class A Pass-Through Trust,
Pass-Through Certificates
3.600%	04/15/31	69	$70,219
United Airlines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
4.150%	02/25/33	41	44,062
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33	10	10,041

			124,322

Auto Manufacturers — 2.7%
General Motors Co.,
Sr. Unsec’d. Notes
5.200%	04/01/45	10	10,102
5.950%	04/01/49	20	22,214
General Motors Financial Co., Inc.,
Gtd. Notes
4.000%	10/06/26	25	26,063
4.350%	04/09/25	10	10,681
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A
4.050%	02/04/22	60	61,886
Hyundai Capital America,
Gtd. Notes, 144A
2.850%	11/01/22	14	14,141

			145,087

Banks — 3.1%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
4.271%(ff)	07/23/29	35	38,876
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.850%	01/26/27	35	37,228
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.960%(ff)	01/29/27	50	54,267
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
3.125%	07/27/26	35	36,153

			166,524

Beverages — 1.3%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.750%	01/23/29	25	28,982
5.550%	01/23/49	30	38,897

			67,879

Chemicals — 0.5%
Ecolab, Inc.,
Sr. Unsec’d. Notes
3.950%	12/01/47	25	27,967

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers — 1.2%
Dell International LLC/EMC Corp.,
Sr. Sec’d. Notes, 144A
4.000%	07/15/24	50	$52,376
4.900%	10/01/26	10	11,006

			63,382

Diversified Financial Services — 6.1%
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.625%	05/01/22	50	51,317
4.375%	05/01/26	50	53,053
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.750%	03/09/27	35	37,365
GTP Acquisition Partners I LLC,
Sec’d. Notes, 144A
3.482%	06/15/50	100	103,220
Synchrony Financial,
Sr. Unsec’d. Notes
2.850%	07/25/22	50	50,641
Western Union Co. (The),
Sr. Unsec’d. Notes
2.850%	01/10/25	30	30,137

			325,733

Electric — 5.2%
AES Corp.,
Sr. Unsec’d. Notes
5.125%	09/01/27	25	26,681
Ausgrid Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
3.850%	05/01/23	75	78,039
Edison International,
Sr. Unsec’d. Notes
3.125%	11/15/22	5	5,066
3.550%	11/15/24	30	30,698
Sempra Energy,
Sr. Unsec’d. Notes
3.800%	02/01/38	35	36,465
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	25	26,165
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	50	50,839
3.700%	01/30/27	10	9,934
4.300%	07/15/29	15	15,240

			279,127

Electronics — 1.0%
Keysight Technologies, Inc.,
Sr. Unsec’d. Notes
4.600%	04/06/27	20	22,210
PerkinElmer, Inc.,
Sr. Unsec’d. Notes
3.300%	09/15/29	30	30,725

			52,935

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction — 1.9%
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes, 144A
4.875%	07/15/23	100	$103,694

Environmental Control — 0.7%
Waste Connections, Inc.,
Sr. Unsec’d. Notes
3.500%	05/01/29	35	37,042

Foods — 0.5%
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/49	25	28,208

Healthcare-Services — 2.7%
Centene Corp.,
Sr. Unsec’d. Notes, 144A
4.250%	12/15/27	15	15,445
4.625%	12/15/29	10	10,531
5.375%	06/01/26	30	31,881
CommonSpirit Health,
Sr. Sec’d. Notes
3.347%	10/01/29	24	24,195
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.875%	08/15/29	35	35,976
3.500%	08/15/39	25	26,263

			144,291

Insurance — 0.7%
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
5.250%	05/30/25	35	38,867

Internet — 6.3%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.875%	08/22/37	40	45,266
Booking Holdings, Inc.,
Sr. Unsec’d. Notes
3.550%	03/15/28	25	26,636
Expedia Group, Inc.,
Gtd. Notes
4.500%	08/15/24	50	53,459
Tencent Holdings Ltd. (China),
Sr. Unsec’d. Notes, EMTN
3.800%	02/11/25	200	210,595

			335,956

Iron/Steel — 1.4%
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
3.600%	07/16/24	45	46,166
6.125%	06/01/25	5	5,750
6.250%	02/25/22	20	21,555

			73,471

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging — 1.0%
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24		50	$51,555

Media — 4.0%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.908%	07/23/25		35	38,566
Comcast Corp.,
Gtd. Notes
3.250%	11/01/39		35	35,521
3.900%	03/01/38		25	27,710
4.150%	10/15/28		50	56,249
Fox Corp.,
Sr. Unsec’d. Notes, 144A
4.709%	01/25/29		25	28,498
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
4.625%	07/15/24		25	26,206

				212,750

Miscellaneous Manufacturing — 2.5%
General Electric Co.,
Jr. Sub. Notes, Series D
5.000%(ff)	—	(rr)	14	13,718
Sr. Unsec’d. Notes
2.700%	10/09/22		50	50,629
Sr. Unsec’d. Notes, GMTN
3.450%	05/15/24		25	25,955
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38		35	42,263

				132,565

Oil & Gas — 6.8%
BP Capital Markets America, Inc.,
Gtd. Notes
4.234%	11/06/28		35	39,566
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
2.950%	01/15/23		50	50,965
Concho Resources, Inc.,
Gtd. Notes
3.750%	10/01/27		35	36,807
Diamondback Energy, Inc.,
Gtd. Notes
3.250%	12/01/26		20	20,232
3.500%	12/01/29		30	30,557
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.900%	08/15/24		15	15,230
3.200%	08/15/26		35	35,382
4.200%	03/15/48		5	4,960
4.400%	08/15/49		25	25,768

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
3.650%	03/05/25	100	$103,231

			362,698

Oil & Gas Services — 1.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.300%	05/01/29	50	54,955

Pharmaceuticals — 7.4%
AbbVie, Inc.,
Sr. Unsec’d. Notes
4.300%	05/14/36	10	10,981
4.875%	11/14/48	25	28,765
Sr. Unsec’d. Notes, 144A
2.950%	11/21/26	20	20,323
3.200%	11/21/29	25	25,485
4.050%	11/21/39	20	20,961
4.250%	11/21/49	15	15,872
Becton, Dickinson & Co.,
Sr. Unsec’ d. Notes
3.700%	06/06/27	35	37,252
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
3.410%	06/15/27	15	15,339
3.750%	09/15/25	20	21,278
4.500%	11/15/44	5	4,926
4.900%	09/15/45	20	20,815
Cigna Corp.,
Gtd. Notes
4.900%	12/15/48	10	11,931
Gtd. Notes, 144A
4.500%	02/25/26	70	76,961
CVS Health Corp.,
Sr. Unsec’d. Notes
5.050%	03/25/48	50	59,180
McKesson Corp.,
Sr. Unsec’d. Notes
4.750%	05/30/29	23	25,708

			395,777

Pipelines — 9.0%
APT Pipelines Ltd. (Australia),
Gtd. Notes, 144A
4.250%	07/15/27	50	53,643
Boardwalk Pipelines LP,
Gtd. Notes
4.450%	07/15/27	60	61,955
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31	10	9,993
3.302%	01/15/35	35	35,400
3.701%	01/15/39	10	10,200
Cheniere Corpus Christi Holdings LLC,
Sr. Sec’d. Notes
5.125%	06/30/27	15	16,611

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Sr. Sec’d. Notes, 144A
3.700%	11/15/29	25	$25,556
DCP Midstream Operating LP,
Gtd. Notes
5.125%	05/15/29	25	25,976
Energy Transfer Operating LP,
Gtd. Notes
4.050%	03/15/25	35	36,550
5.500%	06/01/27	10	11,241
6.250%	04/15/49	25	30,211
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes
4.150%	06/01/25	30	28,271
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	20	19,715
Sabine Pass Liquefaction LLC,
Sr. Sec’d. Notes
5.000%	03/15/27	50	55,062
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	09/15/25	60	63,597

			483,981

Real Estate Investment Trusts (REITs) — 7.4%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
4.700%	07/01/30	60	69,005
American Campus Communities Operating Partnership LP,
Gtd. Notes
3.300%	07/15/26	35	36,272
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.900%	03/15/27	35	36,689
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes
3.849%	04/15/23	50	52,474
SBA Tower Trust,
Asset-Backed, 144A
2.836%	01/15/50	100	100,059
Service Properties Trust,
Sr. Unsec’d. Notes
4.350%	10/01/24	20	20,582
VEREIT Operating Partnership LP,
Gtd. Notes
3.950%	08/15/27	75	78,840

			393,921

Retail — 0.8%
QVC, Inc.,
Sr. Sec’d. Notes
4.375%	03/15/23	40	41,290

Semiconductors — 1.3%
Micron Technology, Inc.,
Sr. Unsec’d. Notes
4.185%	02/15/27	35	37,455
4.663%	02/15/30	20	22,007

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
5.327%	02/06/29	7	$8,031

			67,493

Software — 1.1%
Microsoft Corp.,
Sr. Unsec’d. Notes
4.100%	02/06/37	50	58,991

Telecommunications — 4.3%
AT&T, Inc.,
Sr. Unsec’d. Notes
4.500%	03/09/48	25	27,630
6.375%	03/01/41	20	26,716
Rogers Communications, Inc. (Canada),
Gtd. Notes
4.350%	05/01/49	25	27,960
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.329%	09/21/28	25	28,325
4.672%	03/15/55	25	30,791
5.250%	03/16/37	25	31,330
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
5.000%	05/30/38	50	57,896

			230,648

Toys/Games/Hobbies — 0.6%
Hasbro, Inc.,
Sr. Unsec’d. Notes
3.550%	11/19/26	30	30,204

TOTAL CORPORATE BONDS (cost $4,740,333)			4,764,257

U.S. TREASURY OBLIGATIONS — 1.2%
U.S. Treasury Bonds
2.375%	11/15/49	10	9,967
4.375%	11/15/39	40	53,531

TOTAL U.S. TREASURY OBLIGATIONS (cost $64,024)			63,498

TOTAL LONG-TERM INVESTMENTS (cost $5,167,091)			5,188,139

		Shares

SHORT-TERM INVESTMENT — 4.6%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $248,167)(w)		248,167	248,167

TOTAL INVESTMENTS — 101.7% (cost $5,415,258)			5,436,306
Liabilities in excess of other assets(z) — (1.7)%			(92,769)

NET ASSETS — 100.0%			$5,343,537

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(rr)	Perpetual security with no stated maturity date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.IG.33.V1	12/20/24	1.000	%(Q)	250	0.452%	$5,786	$6,567	$781

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Morgan Stanley	$6,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$50,159	$—
Other	—	310,225	—
Corporate Bonds	—	4,764,257	—
U.S. Treasury Obligations	—	63,498	—
Affiliated Mutual Fund	248,167	—	—

Total	$248,167	$5,188,139	$—

Other Financial Instruments*
Assets
Centrally Cleared Credit Default Swap Agreement	$—	$781	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Pipelines	9.0%
Pharmaceuticals	7.4
Real Estate Investment Trusts (REITs)	7.4
Oil & Gas	6.8
Internet	6.3
Diversified Financial Services	6.1
Other	5.8
Electric	5.2
Affiliated Mutual Fund	4.6
Telecommunications	4.3
Media	4.0
Agriculture	3.4
Banks	3.1
Auto Manufacturers	2.7
Healthcare-Services	2.7
Miscellaneous Manufacturing	2.5
Airlines	2.3
Engineering & Construction	1.9
Iron/Steel	1.4
Beverages	1.3

Semiconductors	1.3%
U.S. Treasury Obligations	1.2
Computers	1.2
Software	1.1
Oil & Gas Services	1.0
Electronics	1.0
Lodging	1.0
Aerospace & Defense	1.0
Automobiles	0.9
Retail	0.8
Insurance	0.7
Environmental Control	0.7
Toys/Games/Hobbies	0.6
Foods	0.5
Chemicals	0.5

101.7
Liabilities in excess of other assets	(1.7)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is credit contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$781	*	—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$432

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$781

For the period ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Credit Default Swap Agreements— Sell Protection(1)
$125,000

(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST T. ROWE PRICE CORPORATE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Unaffiliated investments (cost $5,167,091)	$5,188,139
Affiliated investments (cost $248,167)	248,167
Interest receivable	54,256
Deposit with broker for centrally cleared/exchange-traded derivatives	6,000
Due from Manager	3,501
Prepaid expenses	786

Total Assets	5,500,849

LIABILITIES
Payable for investments purchased	90,892
Audit fee payable	45,000
Custodian and accounting fees payable	16,138
Accrued expenses and other liabilities	4,890
Affiliated transfer agent fee payable	357
Due to broker-variation margin swaps	25
Payable for Portfolio shares repurchased	10

Total Liabilities	157,312

NET ASSETS	$5,343,537

Net assets were comprised of:
Partners’ Equity	$5,343,537

Net asset value and redemption price per share, $5,343,537 / 527,609 shares of beneficial interest issued and outstanding	$10.13

STATEMENT OF OPERATIONS

For the Period August 19, 2019* through December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$54,406
Affiliated dividend income	1,844

Total income	56,250

EXPENSES
Management fee	9,980
Audit fee	45,000
Custodian and accounting fees	18,541
Trustees’ fees	4,800
Legal fees and expenses	4,748
Shareholders’ reports	3,500
Transfer agent’s fees and expenses (including affiliated expense of $899)	2,903
Miscellaneous	3,518

Total expenses	92,990
Less: Fee waiver and/or expense reimbursement	(81,746)

Net expenses	11,244

NET INVESTMENT INCOME (LOSS)	45,006

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(2,026)
Swap agreements transactions	432

(1,594)

Net change in unrealized appreciation (depreciation) on:
Investments	21,048
Swap agreements	781

21,829

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	20,235

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$65,241

STATEMENT OF CHANGES IN NET ASSETS

August 19, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$45,006
Net realized gain (loss) on investment transactions	(1,594)
Net change in unrealized appreciation (depreciation) on investments	21,829

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	65,241

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [527,630 shares]	5,278,505
Portfolio shares repurchased [21 shares]	(209)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	5,278,296

TOTAL INCREASE (DECREASE)	5,343,537
NET ASSETS:
Beginning of period	—

End of period	$5,343,537

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST WESTERN ASSET CORPORATE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 97.6%

CORPORATE BONDS — 95.2%
Aerospace & Defense — 4.8%
Boeing Co. (The),
Sr. Unsec’d. Notes
1.875%	06/15/23	10	$9,939
2.850%	10/30/24	30	30,724
6.875%	03/15/39	20	29,314
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
2.900%	12/15/29	30	30,342
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.350%	09/15/21	50	51,275
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25	30	30,907
Raytheon Co.,
Sr. Unsec’d. Notes
2.500%	12/15/22	50	50,995
United Technologies Corp.,
Sr. Unsec’d. Notes
4.450%	11/16/38	20	23,629

			257,125

Agriculture — 3.2%
Altria Group, Inc.,
Gtd. Notes
4.000%	01/31/24	50	52,988
4.800%	02/14/29	30	33,375
5.950%	02/14/49	20	24,182
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.500%	11/02/22	30	30,439
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25	30	32,273

			173,257

Airlines — 0.6%
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.900%	10/28/24	20	20,078
3.750%	10/28/29	10	9,971

			30,049

Auto Manufacturers — 3.4%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN
2.050%	01/10/23	30	30,132
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25	17	17,822
General Motors Financial Co., Inc.,
Gtd. Notes
3.700%	11/24/20	50	50,603
4.250%	05/15/23	50	52,590

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Hyundai Capital America,
Gtd. Notes, 144A
2.850%	11/01/22	30	$30,303

			181,450

Banks — 9.8%
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN
4.330%(ff)	03/15/50	20	23,975
Sub. Notes, MTN, Series L
4.183%	11/25/27	50	54,244
Citigroup, Inc.,
Sub. Notes
4.125%	07/25/28	50	54,342
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.814%(ff)	04/23/29	20	21,409
Sub. Notes
5.150%	05/22/45	20	24,502
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.550%	08/16/28	200	224,074
Royal Bank of Scotland Group PLC (United Kingdom),
Sub. Notes
6.100%	06/10/23	30	33,026
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.879%(ff)	10/30/30	30	30,198
Sub. Notes, GMTN
4.300%	07/22/27	50	54,713

			520,483

Beverages — 1.8%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.150%	01/23/25	50	54,414
4.600%	04/15/48	10	11,385
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.600%	03/01/24	30	31,934

			97,733

Biotechnology — 1.8%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.250%	08/19/23	30	30,260
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.400%	12/01/21	50	52,158
4.750%	03/01/46	10	11,996

			94,414

Commercial Services — 0.2%
S&P Global, Inc.,
Gtd. Notes
2.500%	12/01/29	10	10,035

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers — 1.2%
Apple, Inc.,
Sr. Unsec’d. Notes
3.350%	02/09/27	60	$63,945

Cosmetics/Personal Care — 0.2%
Estee Lauder Cos., Inc. (The),
Sr. Unsec’d. Notes
2.000%	12/01/24	10	10,024

Diversified Financial Services — 3.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.500%	01/15/25	150	154,839
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
3.950%	07/01/24	20	20,866
Visa, Inc.,
Sr. Unsec’d. Notes
4.300%	12/14/45	20	24,555

			200,260

Electric — 7.3%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.625%	01/12/23	200	205,678
Dominion Energy, Inc.,
Jr. Sub. Notes
2.579%	07/01/20	30	30,081
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22	40	41,041
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
7.375%	11/15/31	20	28,167
Florida Power & Light Co.,
First Mortgage
3.150%	10/01/49	30	30,101
MidAmerican Energy Co.,
First Mortgage
3.650%	08/01/48	20	21,464
Northern States Power Co.,
First Mortgage
3.600%	09/15/47	10	10,680
Sierra Pacific Power Co.,
General Ref. Mortgage
2.600%	05/01/26	20	20,108

			387,320

Environmental Control — 1.1%
Republic Services, Inc.,
Sr. Unsec’d. Notes
2.500%	08/15/24	30	30,346
Waste Management, Inc.,
Gtd. Notes
2.400%	05/15/23	30	30,292

			60,638

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Gas — 0.4%
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
4.100%	09/18/34	20	$22,137

Healthcare-Products — 0.2%
DH Europe Finance II Sarl,
Gtd. Notes
3.250%	11/15/39	10	10,104

Healthcare-Services — 4.5%
Adventist Health System,
Bonds
2.952%	03/01/29	10	9,898
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes
3.387%	10/15/49	20	19,967
Ascension Health,
Sr. Unsec’d. Notes, Series B
3.106%	11/15/39	20	19,681
Centene Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	12/15/29	10	10,531
4.750%	01/15/25	10	10,385
City of Hope,
Sr. Sec’d. Notes, Series 2013
5.623%	11/15/43	20	26,737
CommonSpirit Health,
Sr. Sec’d. Notes
4.187%	10/01/49	30	30,127
HCA, Inc.,
Sr. Sec’d. Notes
5.500%	06/15/47	20	22,895
Northwell Healthcare, Inc.,
Sec’d. Notes
3.809%	11/01/49	10	10,087
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A
2.532%	10/01/29	50	49,085
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2019
3.434%	12/01/48	30	29,587

			238,980

Home Builders — 0.2%
D.R. Horton, Inc.,
Gtd. Notes
2.500%	10/15/24	10	9,995

Insurance — 0.4%
Reliance Standard Life Global Funding II,
Sec’d. Notes, 144A
2.500%	10/30/24	20	19,948

Internet — 0.6%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
3.150%	08/22/27	20	21,166
3.875%	08/22/37	10	11,317

			32,483

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Investment Companies — 0.2%
Owl Rock Capital Corp.,
Sr. Unsec’d. Notes
4.000%	03/30/25	10	$10,034

Iron/Steel — 1.0%
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
4.550%	03/11/26	50	53,216

Lodging — 2.1%
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
3.200%	08/08/24	50	51,555
3.500%	08/18/26	30	31,018
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/24	30	31,505

			114,078

Media — 4.9%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
5.050%	03/30/29	20	22,636
5.750%	04/01/48	20	23,366
Comcast Corp.,
Gtd. Notes
4.250%	10/15/30	90	102,998
Fox Corp.,
Sr. Unsec’d. Notes, 144A
4.030%	01/25/24	30	31,956
Time Warner Cable LLC,
Sr. Sec’d. Notes
6.550%	05/01/37	40	49,472
Walt Disney Co. (The),
Gtd. Notes
1.650%	09/01/22	30	29,922

			260,350

Mining — 3.9%
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.750%	05/01/43	20	25,572
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
2.875%	02/24/22	30	30,558
Freeport-McMoRan, Inc.,
Gtd. Notes
3.875%	03/15/23	20	20,400
5.250%	09/01/29	20	21,426
Glencore Canada Corp. (Switzerland),
Gtd. Notes
6.200%	06/15/35	50	57,049
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
3.875%	04/23/25	50	52,512

			207,517

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing — 2.0%
3M Co.,
Sr. Unsec’d. Notes
2.375%	08/26/29	30	$29,445
Eaton Corp.,
Gtd. Notes
2.750%	11/02/22	20	20,411
General Electric Co.,
Sr. Unsec’d. Notes, GMTN
3.150%	09/07/22	30	30,644
6.875%	01/10/39	20	26,578

			107,078

Oil & Gas — 8.9%
Apache Corp.,
Sr. Unsec’d. Notes
4.375%	10/15/28	30	31,317
Chevron Corp.,
Sr. Unsec’d. Notes
2.954%	05/16/26	20	20,888
Cimarex Energy Co.,
Sr. Unsec’d. Notes
3.900%	05/15/27	20	20,695
Concho Resources, Inc.,
Gtd. Notes
4.300%	08/15/28	10	10,893
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41	20	24,349
5.850%	12/15/25	20	23,706
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	09/18/23	50	55,494
EOG Resources, Inc.,
Sr. Unsec’d. Notes
4.100%	02/01/21	30	30,736
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.440%	08/16/29	30	30,173
Noble Energy, Inc.,
Sr. Unsec’d. Notes
3.850%	01/15/28	10	10,540
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.600%	04/15/22	50	50,353
3.200%	08/15/26	50	50,545
4.400%	04/15/46	40	40,538
4.400%	08/15/49	20	20,615
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.250%	03/17/24	30	33,574
Shell International Finance BV (Netherlands),
Gtd. Notes
4.000%	05/10/46	20	22,690

			477,106

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals — 9.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes, 144A
2.950%	11/21/26	120	$121,939
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
4.685%	12/15/44	20	23,232
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
3.250%	02/27/27	50	53,438
Cigna Corp.,
Gtd. Notes, 144A
3.250%	04/15/25	20	20,737
3.875%	10/15/47	20	20,428
3.900%	02/15/22	50	51,770
CVS Health Corp.,
Sr. Unsec’d. Notes
2.625%	08/15/24	100	101,108
4.780%	03/25/38	20	22,697
5.050%	03/25/48	20	23,672
Johnson & Johnson,
Sr. Unsec’d. Notes
2.900%	01/15/28	20	20,868
Pfizer, Inc.,
Sr. Unsec’d. Notes
3.000%	12/15/26	30	31,500

			491,389

Pipelines — 5.6%
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31	10	9,992
Energy Transfer Operating LP,
Gtd. Notes
4.500%	04/15/24	50	53,206
Enterprise Products Operating LLC,
Gtd. Notes
4.150%	10/16/28	30	33,144
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.300%	05/01/24	30	32,069
MPLX LP,
Sr. Unsec’d. Notes
3.375%	03/15/23	50	51,333
4.800%	02/15/29	10	10,970
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32	10	14,189
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes
7.000%	03/15/27	10	12,310
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.600%	03/15/22	50	51,353
8.750%	03/15/32	20	28,699

			297,265

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail — 2.2%
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.950%	06/15/29	20	$20,802
3.900%	12/06/28	10	11,201
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.800%	04/01/28	30	32,672
Walmart, Inc.,
Sr. Unsec’d. Notes
2.375%	09/24/29	10	10,026
3.400%	06/26/23	20	20,978
3.700%	06/26/28	20	22,032

			117,711

Semiconductors — 1.1%
Intel Corp.,
Sr. Unsec’d. Notes
1.700%	05/19/21	50	49,959
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
2.900%	11/03/27	10	10,463

			60,422

Software — 2.3%
Microsoft Corp.,
Sr. Unsec’d. Notes
2.400%	08/08/26	50	50,608
3.700%	08/08/46	20	22,546
Oracle Corp.,
Sr. Unsec’d. Notes
2.650%	07/15/26	50	51,140

			124,294

Telecommunications — 5.5%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/25	50	52,397
4.300%	02/15/30	10	11,109
4.450%	05/15/21	100	103,372
4.500%	03/09/48	20	22,104
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.329%	09/21/28	60	67,980
4.522%	09/15/48	20	23,900
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.375%	05/30/28	10	11,074

			291,936

Transportation — 0.8%
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.750%	03/15/24	20	21,159

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
3.950%	09/10/28		20	$22,062

				43,221

TOTAL CORPORATE BONDS (cost $5,060,205)				5,075,997

U.S. TREASURY OBLIGATIONS — 2.4%
U.S. Treasury Notes
1.500%	10/31/21		30	29,954
1.500%	11/30/21		25	24,964
1.500%	11/30/24		20	19,830
1.625%	11/30/26		20	19,734
1.750%	11/15/29		35	34,470

TOTAL U.S. TREASURY OBLIGATIONS (cost $129,015)				128,952

TOTAL LONG-TERM INVESTMENTS (cost $5,189,220)				5,204,949

		Shares

SHORT-TERM INVESTMENT — 2.3%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $123,567)(w)			123,567	123,567

TOTAL INVESTMENTS — 99.9% (cost $5,312,787)				5,328,516
Other assets in excess of liabilities(z) — 0.1%				6,510

NET ASSETS — 100.0%				$5,335,026

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
1	2 Year U.S. Treasury Notes	Mar. 2020	$215,500	$14

Short Position:
1	10 Year U.S. Ultra Treasury Notes	Mar. 2020	140,703	1,990

				$2,004

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$18,006	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Corporate Bonds	$—	$5,075,997	$—
U.S. Treasury Obligations	—	128,952	—
Affiliated Mutual Fund	123,567	—	—

Total	$123,567	$5,204,949	$—

Other Financial Instruments*
Assets
Futures Contracts	$2,004	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Banks	9.8%
Pharmaceuticals	9.2
Oil & Gas	8.9
Electric	7.3
Pipelines	5.6
Telecommunications	5.5
Media	4.9
Aerospace & Defense	4.8
Healthcare-Services	4.5
Mining	3.9
Diversified Financial Services	3.8
Auto Manufacturers	3.4
Agriculture	3.2
U.S. Treasury Obligations	2.4
Software	2.3
Affiliated Mutual Fund	2.3
Retail	2.2
Lodging	2.1
Miscellaneous Manufacturing	2.0
Beverages	1.8

Biotechnology	1.8%
Computers	1.2
Environmental Control	1.1
Semiconductors	1.1
Iron/Steel	1.0
Transportation	0.8
Internet	0.6
Airlines	0.6
Gas	0.4
Insurance	0.4
Healthcare-Products	0.2
Commercial Services	0.2
Investment Companies	0.2
Cosmetics/Personal Care	0.2
Home Builders	0.2

99.9
Other assets in excess of liabilities	0.1

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$2,004	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(1,946)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$2,004

For the period ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$388,407	$222,711

(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST WESTERN ASSET CORPORATE BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Unaffiliated investments (cost $5,189,220)	$5,204,949
Affiliated investments (cost $123,567)	123,567
Dividends and interest receivable	49,489
Deposit with broker for centrally cleared/exchange-traded derivatives	18,006
Due from Manager	2,463
Due from broker-variation margin futures	219
Prepaid expenses	786

Total Assets	5,399,479

LIABILITIES
Audit fee payable	45,000
Custodian and accounting fees payable	14,297
Shareholders’ reports payable	3,488
Accrued expenses and other liabilities	1,301
Affiliated transfer agent fee payable	357
Payable for Portfolio shares repurchased	10

Total Liabilities	64,453

NET ASSETS	$5,335,026

Net assets were comprised of:
Partners’ Equity	$5,335,026

Net asset value and redemption price per share, $5,335,026 / 527,641 shares of beneficial interest issued and outstanding	$10.11

STATEMENT OF OPERATIONS

For the Period August 19, 2019* through December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$50,448
Affiliated dividend income	1,336

Total income	51,784

EXPENSES
Management fee	9,976
Audit fee	45,000
Custodian and accounting fees	16,382
Legal fees and expenses	5,075
Trustees’ fees	4,800
Shareholders’ reports	3,500
Transfer agent’s fees and expenses (including affiliated expense of $899)	2,903
Miscellaneous	3,150

Total expenses	90,786
Less: Fee waiver and/or expense reimbursement	(79,545)

Net expenses	11,241

NET INVESTMENT INCOME (LOSS)	40,543

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	399
Futures transactions	(1,946)

(1,547)

Net change in unrealized appreciation (depreciation) on:
Investments	15,729
Futures	2,004

17,733

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	16,186

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$56,729

STATEMENT OF CHANGES IN NET ASSETS

August 19, 2019* through December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$40,543
Net realized gain (loss) on investment transactions	(1,547)
Net change in unrealized appreciation (depreciation) on investments	17,733

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,729

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [527,661 shares]	5,278,505
Portfolio shares repurchased [20 shares]	(208)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	5,278,297

TOTAL INCREASE (DECREASE)	5,335,026
NET ASSETS:
Beginning of period	—

End of period	$5,335,026

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A46

NOTES TO FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

Advanced Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust operates as a series company and at December 31, 2019 consisted of 90 separate Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains only to the 6 Portfolios listed below together with their investment objective(s). Each Portfolio is a diversified portfolio except for AST Dimensional Global Core Allocation Portfolio which is a non-diversified portfolio for purposes of the 1940 Act.

Shares of each Portfolio may only be purchased by separate accounts of participating insurance companies for investing assets which are attributable to variable annuity contracts and variable life insurance policies. These separate accounts place orders to purchase and redeem shares of the Portfolios primarily based upon the amount of premium payments to be invested, and the amount of surrender and transfer requests to be effected on a specific day under the variable annuity contracts and variable life insurance policies. Shares of the Portfolios may also be sold directly to certain qualified retirement plans.

The Portfolios have the following investment objective(s) and subadviser(s):

Portfolio	Objective(s)	Subadviser(s)
AST BlackRock Corporate Bond Portfolio (“BlackRock Corporate Bond”)	Maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	BlackRock Financial Managment, Inc.

AST Dimensional Global Core Allocation Portfolio (“Dimensional Global Core Allocation”)	Long-term capital appreciation.	Dimensional Fund Advisors LP

AST PIMCO Corporate Bond Portfolio (“PIMCO Corporate Bond”)	Maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	Pacific Investment Management Company LLC

AST Prudential Corporate Bond Portfolio (“Prudential Corporate Bond”)	Maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	PGIM Fixed Income (“PFI”), which is a business unit of PGIM, Inc. (a wholly-owned subsidiary of PGIM, Inc.) / PGIM Limited

AST T. Rowe Price Corporate Bond Portfolio (“T. Rowe Price Corporate Bond”)	Maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	T. Rowe Price Associates, Inc.

AST Western Asset Corporate Bond Portfolio (“Western Asset Corporate Bond”)	Maximize total return, consistent with preservation of capital. Total return is comprised of current income and capital preservation.	Western Asset Management Company / Western Asset Management Company Limited

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1.	Accounting Policies

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to AST Investment Services, Inc. and PGIM Investments LLC (“PGIM Investments”), as applicable, the co-managers of the Trust (collectively, the “Investment Manager”). Pursuant to the Board’s delegation, the Investment Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how each Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash

B2

inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Investment Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities:    Pursuant to Rule 22e-4 under the 1940 Act, the Trust has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Portfolio limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities:    Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Portfolios’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Portfolios’ investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade

B3

and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations

B4

in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements:    Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

B5

Master Netting Arrangements:    The Trust, on behalf of the Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2019, the Portfolios have not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions:    Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into

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account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced in Note 3. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.	Agreements

The Trust, on behalf of the Portfolios, has entered into investment management agreements with the Investment Manager which provide that the Investment Manager will furnish each Portfolio with investment advice, investment management and administrative services. At December 31, 2019, the Investment Manager had engaged the firms referenced in Note 1 as subadvisers for their respective Portfolios.

Management Fees and Expense Limitations:    The Investment Manager receives a management fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreements, are reflected in the Statement of Operations.

The Investment Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain Portfolios so that management fees plus other annual ordinary operating expenses, excluding taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales, do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Expenses waived/reimbursed by the Investment Manager in accordance with these agreements may be recouped by the Investment Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

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Each voluntary waiver/reimbursement, if any, may be modified or terminated by the Investment Manager at any time without notice.

Portfolio	Management Fee	Effective Management Fees, Net of Waiver, if Applicable
BlackRock Corporate Bond	0.5325% first $300 million;	—	#%
0.5225% on next $200 million;
0.5125% on next $250 million;
0.5025% on next $2.5 billion;
0.4925% on next $2.75 billion;
0.4625% on next $4 billion;
0.4425% on next $2.5 billion;
0.4225% on next $2.5 billion;
0.4025% on next $5 billion;
0.3825% in excess of $20 billion
Dimensional Global Core Allocation	0.6825% first $300 million;	—	#
0.6725% on next $200 million;
0.6625% on next $250 million;
0.6525% on next $2.5 billion;
0.6425% on next $2.75 billion;
0.6125% on next $4 billion;
0.5925% in excess of $10 billion
PIMCO Corporate Bond	0.5325% first $300 million;	—	#
0.5225% on next $200 million;
0.5125% on next $250 million;
0.5025% on next $2.5 billion;
0.4925% on next $2.75 billion;
0.4625% on next $4 billion;
0.4425% on next $2.5 billion;
0.4225% on next $2.5 billion;
0.4025% on next $5 billion;
0.3825% in excess of $20 billion
Prudential Corporate Bond*	0.5325% first $300 million;	—	#
0.5225% on next $200 million;
0.5125% on next $250 million;
0.5025% on next $2.5 billion;
0.4925% on next $2.75 billion;
0.4625% on next $4 billion;
0.4425% on next $2.5 billion;
0.4225% on next $2.5 billion;
0.4025% on next $5 billion;
0.3825% in excess of $20 billion
T. Rowe Price Corporate Bond	0.5325% first $300 million;	—	#
0.5225% on next $200 million;
0.5125% on next $250 million;
0.5025% on next $2.5 billion;
0.4925% on next $2.75 billion;
0.4625% on next $4 billion;
0.4425% on next $2.5 billion;
0.4225% on next $2.5 billion;
0.4025% on next $5 billion;
0.3825% in excess of $20 billion
Western Asset Corporate Bond	0.5325% first $300 million;	—	#
0.5225% on next $200 million;
0.5125% on next $250 million;
0.5025% on next $2.5 billion;
0.4925% on next $2.75 billion;
0.4625% on next $4 billion;
0.4425% on next $2.5 billion;
0.4225% on next $2.5 billion;
0.4025% on next $5 billion;
0.3825% in excess of $20 billion

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Portfolio	Fee Waivers and/or Expense Limitations
BlackRock Corporate Bond	contractually limit expenses to
0.60% through June 30, 2021
Dimensional Global Core Allocation**	contractually limit expenses to
0.88% through June 30, 2021
PIMCO Corporate Bond	contractually limit expenses to
0.60% through June 30, 2021
Prudential Corporate Bond	contractually limit expenses to
0.60% through June 30, 2021
T. Rowe Price Corporate Bond	contractually limit expenses to
0.60% through June 30, 2021
Western Asset Corporate Bond	contractually limit expenses to
0.60% through June 30, 2021

*	Management fees are calculated based on an aggregation of net assets with AST Multi-Sector Fixed Income Portfolio.

#	The waivers and/or expense reimbursements exceeded the effective management fee rate for the current period due to expense limitations described above.

**

The Investment Manager has agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to the Portfolio’s investment in any fund managed or subadvised by the subadviser.

The Trust, on behalf of the Portfolios, has entered into an agreement with Prudential Annuities Distributors, Inc. (“PAD”), which serves as the distributor for the shares of each Portfolio. The Trust, on behalf of the Portfolios, has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio, with the exception of BlackRock Corporate Bond, PIMCO Corporate Bond, Prudential Corporate Bond, T. Rowe Price Corporate Bond and Western Asset Corporate Bond. Under the 12b-1 Plan, the shares of each covered Portfolio are charged an annual fee, primarily to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of the Portfolios.

AST Investment Services, Inc., PAD, PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential.

3.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and a Trustee are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying fund, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Trust’s Rule 17a-7 procedures.

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For the reporting period ended December 31, 2019, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain
PIMCO Corporate Bond	$1,803,956	$—	$—

4.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the period ended December 31, 2019, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
BlackRock Corporate Bond	$5,732,522	$992,258
Dimensional Global Core Allocation	1,096,515	—
PIMCO Corporate Bond	4,958,010	686,840
Prudential Corporate Bond	5,792,027	847,862
T. Rowe Price Corporate Bond	6,737,310	1,621,679
Western Asset Corporate Bond	5,939,254	893,272

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the period ended December 31, 2019, is presented as follows:

BlackRock Corporate Bond

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$—	$6,039,612	$5,964,183	$—	$—	$75,429	75,429	$1,532

Dimensional Global Core Allocation

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$—	$64,928	$3,001	$—	$—	$61,927	61,927	$19

PIMCO Corporate Bond

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$—	$2,834,672	$2,733,805	$—	$—	$100,867	100,867	$966

Prudential Corporate Bond

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$—	$7,581,047	$7,337,001	$—	$—	$244,046	244,046	$2,091

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T. Rowe Price Corporate Bond

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$—	$6,317,339	$6,069,172	$—	$—	$248,167	248,167	$1,844

Western Asset Corporate Bond

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$—	$5,818,017	$5,694,450	$—	$—	$123,567	123,567	$1,336

*	The Fund did not have any capital gain distributions during the reporting period.

5.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions.After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

6.	Borrowings

The Trust, on behalf of the Portfolios, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the SCA.

SCA
Term of Commitment	10/3/2019 –10/1/2020
Total Commitment	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Investment Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Portfolios did not utilize the SCA during the period ended December 31, 2019.

7.	Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios with a par value of $0.001 per share. As of December 31, 2019, all Portfolios offer only a single share class to investors.

As of December 31, 2019, all shares of the Portfolios were owned of record directly or by other Portfolios as part

B11

of their investments by insurance affiliates of Prudential.

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
BlackRock Corporate Bond	2	100%
Dimensional Global Core Allocation	1	95
PIMCO Corporate Bond	1	95
Prudential Corporate Bond	2	100
T. Rowe Price Corporate Bond	2	100
Western Asset Corporate Bond	2	100

8.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk:    The Portfolios’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Portfolios for redemption before it matures and the Portfolios may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to the Portfolios. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolios will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolios. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolios’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Portfolios.

Emerging Markets Risk:    The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Foreign Securities Risk:    The Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolios may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolios’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Fund of Funds Risk:    The value of an investment in the Portfolios will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Portfolios are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Portfolios’ allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Portfolios may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Portfolios to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolios would indirectly bear the costs of these trades without accomplishing the investment purpose.

Interest Rate Risk:    The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolios may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolios’ holdings may fall sharply. This is referred

B12

to as “extension risk”. The Portfolios may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Portfolios’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk:    The Portfolios may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Portfolios are difficult to purchase or sell. Liquidity risk includes the risk that the Portfolios may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Portfolios are forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolios may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolios may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolios’ value or prevent the Portfolios from being able to take advantage of other investment opportunities.

Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolios’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolios fall, the value of an investment in the Portfolios will decline.Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios has unsettled or open transactions defaults.

Non-diversification Risk:    A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single company or industry than a diversified portfolio. Investing in a non-diversified portfolio involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified portfolio.

U.S. Government and Agency Securities Risk:    U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

9.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolios’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within

B13

those fiscal years. The Investment Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Investment Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

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Financial Highlights

AST BlackRock Corporate Bond Portfolio

	August 19, 2019(a) through December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.03

Total from investment operations	0.11

Net Asset Value, end of period	$10.11

Total Return(c)	1.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5
Average net assets (in millions)	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60	%(e)
Expenses before waivers and/or expense reimbursement	4.90	%(e)
Net investment income (loss)	2.18	%(e)
Portfolio turnover rate(f)	67%

AST Dimensional Global Core Allocation Portfolio

	November 18, 2019(a) through December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.18
Net realized and unrealized gain (loss) on investment transactions	0.14

Total from investment operations	0.32

Net Asset Value, end of period	$10.32

Total Return(c)	3.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.2
Average net assets (in millions)	$0.3
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.67	%(e)
Expenses before waivers and/or expense reimbursement	106.62	%(e)
Net investment income (loss)	12.95	%(e)
Portfolio turnover rate(f)	0%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.

(e)	Annualized.

(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

AST PIMCO Corporate Bond Portfolio

	August 19, 2019(a) through December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.03

Total from investment operations	0.11

Net Asset Value, end of period	$10.11

Total Return(c)	1.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5
Average net assets (in millions)	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60	%(e)
Expenses before waivers and/or expense reimbursement	4.98	%(e)
Net investment income (loss)	2.11	%(e)
Portfolio turnover rate(f)	177%

AST Prudential Corporate Bond Portfolio

	August 19, 2019(a) through December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09
Net realized and unrealized gain (loss) on investment transactions	0.09

Total from investment operations	0.18

Net Asset Value, end of period	$10.18

Total Return(c)	1.80%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6
Average net assets (in millions)	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60	%(e)
Expenses before waivers and/or expense reimbursement	4.72	%(e)
Net investment income (loss)	2.40	%(e)
Portfolio turnover rate(f)	155%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.

(e)	Annualized.

(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

AST T. Rowe Price Corporate Bond Portfolio

	August 19, 2019(a) through December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.09
Net realized and unrealized gain (loss) on investment transactions	0.04

Total from investment operations	0.13

Net Asset Value, end of period	$10.13

Total Return(c)	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5
Average net assets (in millions)	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60	%(e)
Expenses before waivers and/or expense reimbursement	4.96	%(e)
Net investment income (loss)	2.40	%(e)
Portfolio turnover rate(f)	44%

AST Western Asset Corporate Bond Portfolio

	August 19, 2019(a) through December 31, 2019
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.08
Net realized and unrealized gain (loss) on investment transactions	0.03

Total from investment operations	0.11

Net Asset Value, end of period	$10.11

Total Return(c)	1.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5
Average net assets (in millions)	$5
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60	%(e)
Expenses before waivers and/or expense reimbursement	4.85	%(e)
Net investment income (loss)	2.16	%(e)
Portfolio turnover rate(f)	85%

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during the period.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests. (e) Annualized.

(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF THE PORTFOLIOS AND BOARD OF TRUSTEES

ADVANCED SERIES TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of each of the portfolios listed in Appendix A, each a portfolio of Advanced Series Trust, (the Portfolios), including the schedule of investments, as of December 31, 2019, the related statements of operations and changes in net assets for the periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for the periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2019, the results of its operations and changes in its net assets for the periods listed in Appendix A, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 21, 2020

D1

Appendix A

AST BlackRock Corporate Bond Portfolio

Statements of operations and changes in net assets for the period from August 19, 2019

(commencement of operations) through December 31, 2019

AST Dimensional Global Core Allocation Portfolio

Statements of operations and changes in net assets for the period from November 18, 2019

(commencement of operations) through December 31, 2019

AST PIMCO Corporate Bond Portfolio

Statements of operations and changes in net assets for the period from August 19, 2019

(commencement of operations) through December 31, 2019

AST Prudential Corporate Bond Portfolio

Statements of operations and changes in net assets for the period from August 19, 2019

(commencement of operations) through December 31, 2019

AST T. Rowe Price Corporate Bond Portfolio

Statements of operations and changes in net assets for the period from August 19, 2019

(commencement of operations) through December 31, 2019

AST Western Asset Corporate Bond Portfolio

Statements of operations and changes in net assets for the period from August 19, 2019

(commencement of operations) through December 31, 2019

D2

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 10/19/1967 No. of Portfolios Overseen: 109	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007- present) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007).	Since February 2011
Sherry S. Barrat 11/13/1949 No. of Portfolios Overseen: 109	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999- 2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 11/28/1959 No. of Portfolios Overseen: 109	Formerly Senior Adviser (2013-2019) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999- 2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Sotheby’s (Since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 11/1/1950 No. of Portfolios Overseen: 109	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 10/26/1961 No. of Portfolios Overseen: 109	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems.	Since January 2018
Robert F. Gunia 12/15/1946 No. of Portfolios Overseen: 109	Formerly Director of ICI Mutual Insurance Company (June 2016- June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney 11/11/1941 No. of Portfolios Overseen: 109	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003

E1

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 12/5/1950 No. of Portfolios Overseen: 109	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007- December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996- May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 12/21/1965 No. of Portfolios Overseen: 109	Vice President of Prudential Annuities (Since June 2015); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1/24/1969 Vice President	Vice President of Investment Management (since December 2009)	Since June 2019
Raymond A. O’Hara 9/19/1955 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Andrew R. French 12/22/1962 Secretary	Vice President within PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain 8/9/1958 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo 10/14/1974 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Melissa Gonzalez 2/10/1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Dino Capasso 8/19/1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-July 2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

E2

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Charles H. Smith 1/11/1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy (August 1998-January 2007).	Since January 2017
Christian J. Kelly 5/5/1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 6/7/1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 8/19/1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997- January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc. and PGIM Global High Yield Fund, Inc.

E3

AST BlackRock Corporate Bond Portfolio

Initial Approval of the Portfolio’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of Advanced Series Trust (AST) considered (i) the proposed management agreement (the Management Agreement) with PGIM Investments LLC (the Manager), and (ii) the proposed subadvisory agreement (the Subadvisory Agreement, and together with the Management Agreement, the Advisory Agreements) with BlackRock Financial Management, Inc. (BlackRock), with respect to the AST BlackRock Corporate Bond Portfolio (the BlackRock Bond Portfolio), prior to the commencement of its operations. The Board, including all of the trustees who were not a party to the Advisory Agreements, or interested persons of any such party, as defined in the 1940 Act (the Independent Trustees), met on March 13, 2019 (the Board Meeting), and approved the Advisory Agreements for an initial two-year period, after concluding that such approvals were in the best interest of the BlackRock Bond Portfolio.

In advance of the Board Meeting, the Board requested and received materials related to the Advisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

Before approving the Advisory Agreements, the Board, including all of the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the BlackRock Bond Portfolio by the Manager and BlackRock; comparable performance information; the fees proposed to be paid by the BlackRock Bond Portfolio to the Manager, and by the Manager to BlackRock, under the Advisory Agreements; the potential for economies of scale that may be shared with the BlackRock Bond Portfolio and its shareholders; and other benefits to the Manager and BlackRock. During its deliberations, the Board considered information provided by the Manager and BlackRock at, or in advance of, the Board Meeting. The Board also considered information regarding other portfolios managed by the Manager, which had been provided to the Board by the Manager throughout the year at regular Board meetings. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve the Advisory Agreements with respect to the BlackRock Bond Portfolio.

The Board determined that the overall arrangements between the BlackRock Bond Portfolio and the Manager, which will serve as the BlackRock Bond Portfolio’s investment manager pursuant to the Management Agreement, and between the Manager and BlackRock, which will serve as the BlackRock Bond Portfolio’s subadviser pursuant to the terms of the Subadvisory Agreement, were appropriate in light of the services to be performed and the fees to be charged under their respective agreements, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of each of the Advisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other AST portfolios at the June 12-13, 2018 Board meeting (the June Meeting), and concluded that it was satisfied with the nature, quality and extent of services provided by the Manager under the management agreement covering the other AST portfolios. The Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the amended Management Agreement covering the BlackRock Bond Portfolio would be similar in nature to those services provided under the existing management agreement for the other AST portfolios.

With respect to BlackRock, the Board received and considered information regarding the nature and extent of services that would be provided to the BlackRock Bond Portfolio under the Subadvisory Agreement. The Board considered, among other things, the background and experience of BlackRock’s portfolio managers. The Board also received and considered detailed information regarding the BlackRock Bond Portfolio’s investment objective and strategy. The Board also considered information pertaining to BlackRock’s organizational structure, senior management and investment operations, among other relevant information. The Board also noted that BlackRock provides subadvisory services to other AST portfolios.

The Board also noted that it had received favorable compliance reports regarding BlackRock from AST’s Chief Compliance Officer. The Board concluded that, with respect to BlackRock, based on the nature of the proposed services to be rendered and the background information it had reviewed about BlackRock, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided by BlackRock to the BlackRock Bond Portfolio.

Performance

Because the BlackRock Bond Portfolio had not yet commenced operations, no investment performance information for the BlackRock Bond Portfolio existed for the Board to review. The Board, however, received and considered composite performance and benchmark information for accounts managed by BlackRock using certain fixed income strategies. After noting the inherent limitations of comparative performance information, the Board concluded that it was satisfied with the performance information it had received.

While there was no historical performance information on the BlackRock Bond Portfolio for the Board to review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fees and Expenses

The Board considered the proposed management fees, subadvisory fees, fee waiver and expense limitation, as well as the estimated overall expense ratio, for the BlackRock Bond Portfolio. The Board also considered comparisons of the BlackRock Bond Portfolio’s proposed fees and expenses with those of similar funds based on comparative data from a third-party service provider. The Board concluded that the proposed management fees, subadvisory fees, fee waiver and expense limitation, and the estimated overall expense ratio for the BlackRock Bond Portfolio, were reasonable.

Profitability

Because the BlackRock Bond Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the BlackRock Bond Portfolio to be reviewed.

The Board also noted that, since BlackRock is not affiliated with the Manager, the revenues derived by BlackRock under the Subadvisory Agreement would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, such as BlackRock, may not be as significant as the Manager’s profitability, given the arm’s-length nature of the process by which subadvisory fee rates are negotiated between the Manager and unaffiliated subadvisers, as well as the fact that the Manager compensates subadvisers from its management fees.

The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

Because the BlackRock Bond Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the Portfolio to be reviewed. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and BlackRock

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and BlackRock, as well as those to be received by their respective affiliates, in connection with the BlackRock Bond Portfolio. The Board concluded that any potential benefits to be derived by the Manager and BlackRock were similar to benefits derived by the Manager and BlackRock in connection with their management of other AST portfolios, which are reviewed on an annual basis, and which were considered in connection with the renewal of the advisory agreements for other AST portfolios for which they provide advisory and subadvisory services, respectively, at the June Meeting. The Board also concluded that any potential benefits to be derived by the Manager and BlackRock were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving each of the Advisory Agreements was in the best interest of the BlackRock Bond Portfolio

AST Dimensional Global Core Allocation Portfolio

Initial Approval of the Portfolio’s Advisory Agreements

As required by the Investment Company Act of 1940, the Board of Trustees (the Board) of Advanced Series Trust (AST) considered the proposed management agreement (the Management Agreement) with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement (the Subadvisory Agreement, and collectively with the Management Agreement, the Advisory Agreements) with Dimensional Fund Advisors L.P. (DFA) with respect to the AST Dimensional Global Core Allocation Portfolio (the New Portfolio) prior to the New Portfolio’s commencement of operations. The Board, including a majority of AST’s trustees who are not parties to such agreements or interested persons of any such party (the Independent Trustees), met on June 18-19, 2019 (the Board Meeting), and approved the Advisory Agreements for an initial two-year period, after concluding that approval of the Advisory Agreements was in the best interests of the New Portfolio.

In advance of the Board Meeting, the Board requested and received materials relating to the Advisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Advisory Agreements, the Board, including the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including: the nature, quality and extent of services to be provided to the New Portfolio by the Manager and DFA; performance information related to the underlying funds and strategies in which the New Portfolio will invest and hypothetical performance information for the New Portfolio; the fees proposed to be paid by the New Portfolio to the Manager, and by the Manager to DFA, under the Advisory Agreements; the potential for economies of scale that may be shared with the New Portfolio and its shareholders; and other benefits to the Manager and DFA. In connection with its deliberations, the Board considered information provided by the Manager and DFA at, or in advance of, the Board Meeting. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular and special Board meetings. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve the Advisory Agreements with respect to the New Portfolio.

The Board determined that the overall arrangements between the New Portfolio and the Manager, which will serve as the New Portfolio’s investment manager pursuant to the Management Agreement, and between the Manager and DFA, which will serve as the New Portfolio’s subadviser pursuant to the terms of the Subadvisory Agreement, are appropriate in light of the services to be performed and the fees to be charged under the Advisory Agreements, and such other matters the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Advisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of AST at the Board Meeting, and concluded that it was satisfied with the nature, quality and extent of services provided by the Manager under the management agreement covering the other AST portfolios. The Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the amended Management Agreement covering the New Portfolio would be similar in nature to those provided to other funds managed by the Manager under the Management Agreement.

With respect to DFA, the Board received and considered information regarding the nature and extent of services that would be provided to the New Portfolio under the Subadvisory Agreement. The Board considered, among other things, the background and experience of the portfolio managers for DFA. The Board received information about the underlying funds in which the New Portfolio will invest, as well as information pertaining to the organizational structure, senior management, investment operations, cybersecurity program and other relevant information pertaining to DFA. The Board also noted that it had received a favorable compliance report from AST’s Chief Compliance Officer (CCO) regarding DFA, although it was noted in the report that DFA does not currently have a standalone cybersecurity insurance policy.

The Board concluded that, with respect to DFA, based on the nature of the proposed services to be rendered and the background information that it reviewed about DFA, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the New Portfolio by DFA.

Performance

Because the New Portfolio had not yet commenced operations, no investment performance information for the New Portfolio existed for Board review. The Board, however, received and considered performance information for underlying funds in which the New Portfolio will invest, as well as performance information for the benchmark indices of such funds. The Board also received and considered hypothetical performance information based on the New Portfolio’s proposed asset allocation. The Board took into account that, where performance information for an underlying fund was not available, the performance of such fund’s primary benchmark index was utilized to calculate the hypothetical performance reviewed by the Board. After noting the inherent limitations of hypothetical performance information, the Board concluded that it was satisfied with the performance information it had received.

While there was no historical performance information of the New Portfolio for Board review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fees and Expenses

The Board considered the proposed management fee, subadvisory fees, fee waivers and expense limitations, and estimated overall expense ratio for the New Portfolio. The Board also considered comparisons of those fees and expenses against: (i) other asset allocation and fund-of-funds portfolios of AST; and (ii) similar funds based on comparative data from a third-party service provider. The Board concluded that the management fee, subadvisory fees, fee waivers and expense limitations, and estimated overall expense ratio for the New Portfolio were reasonable.

Profitability

Because the New Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the New Portfolio to be reviewed.

The Board also noted that, since DFA is not affiliated with the Manager, the revenues to be derived by DFA under the new Subadvisory Agreement would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, such as DFA, may not be as significant as the Manager’s profitability, given the arm’s-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadviser, as well as the fact that the Manager compensates the subadviser out of its management fee.

The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

Because the New Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the New Portfolio to be reviewed. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and DFA

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and DFA, and their respective affiliates, in connection with the New Portfolio. The Board noted that DFA was not currently providing subadvisory services to any of the other AST portfolios; however, the Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other AST portfolios, which are reviewed on an annual basis and which were also considered at the Board Meeting in connection with the renewal of the management agreement for the other AST portfolios for which it provides management services. The Board also concluded that any potential benefits to be derived by the Manager and DFA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Advisory Agreements was in the best interest of the New Portfolio.

AST PIMCO Corporate Bond Portfolio

Initial Approval of the Portfolio’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of Advanced Series Trust (AST) considered the proposed management agreement (the Management Agreement) with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement (the Subadvisory Agreement, and together with the Management Agreement, the Advisory Agreements) with Pacific Investment Management Company, LLC (PIMCO), with respect to the AST PIMCO Corporate Bond Portfolio (the PIMCO Bond Portfolio) prior to the commencement of its operations. The Board, including all of the trustees who were not parties to the Advisory Agreements or interested persons of any such party, as defined in the 1940 Act (the Independent Trustees), met on January 24-25, 2019 (the Board Meeting), and approved such agreements for an initial two-year period after concluding that such approvals were in the best interest of the PIMCO Bond Portfolio.

In advance of the Board Meeting, the Board requested and received materials related to the Advisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

Before approving the Advisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the PIMCO Bond Portfolio by the Manager and PIMCO; comparable performance information; the fees proposed to be paid by the PIMCO Bond Portfolio to the Manager, and by the Manager to PIMCO, under the Advisory Agreements; the potential for economies of scale that may be shared with the PIMCO Bond Portfolio and its shareholders; and other benefits to the Manager and PIMCO. During its deliberations, the Board considered information provided by the Manager and PIMCO at, or in advance of, the Board Meeting. The Board also considered information regarding other portfolios managed by the Manager, which had been provided to the Board by the Manager throughout the year at regular Board meetings. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve the Advisory Agreements with respect to the PIMCO Bond Portfolio.

The Board determined that the overall arrangements between the PIMCO Bond Portfolio and the Manager, which will serve as the PIMCO Bond Portfolio’s investment manager pursuant to the Management Agreement, and between the Manager and PIMCO, which will serve as the PIMCO Bond Portfolio’s subadviser pursuant to the terms of the Subadvisory Agreement, were appropriate in light of the services to be performed and the fees to be charged under each of the Advisory Agreements, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Advisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of AST at the June 12-13, 2018 Board meeting, and concluded that it was satisfied with the nature, quality and extent of services provided by the Manager under the management agreement covering the other AST portfolios. The Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the amended Management Agreement covering the PIMCO Bond Portfolio would be similar in nature to those services provided under the existing Management Agreement for the PIMCO Bond Portfolio.

With respect to PIMCO, the Board received and considered information regarding the nature and extent of services that would be provided to the PIMCO Bond Portfolio under the Subadvisory Agreement. The Board considered, among other things, the background and experience of PIMCO’s portfolio managers. The Board also received and considered detailed information regarding the PIMCO Bond Portfolio’s investment objective and strategy. The Board also considered information pertaining to PIMCO’s organizational structure, senior management and investment operations, among other relevant information. The Board also noted that PIMCO provides subadvisory services to other AST portfolios.

The Board also noted that it had received favorable compliance reports regarding PIMCO from AST’s Chief Compliance Officer (CCO). The Board concluded that, with respect to PIMCO, based on the nature of the proposed services to be rendered and the background information it had reviewed about PIMCO, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided by PIMCO to the PIMCO Bond Portfolio.

Performance

Because the PIMCO Bond Portfolio had not yet commenced operations, no investment performance information for the PIMCO Bond Portfolio existed for the Board to review. The Board, however, received and considered performance, benchmark and peer group data of a retail fund managed by PIMCO with a similar investment objective and strategy to that of the PIMCO Bond Portfolio. After noting the inherent limitations of comparative performance information, the Board concluded that it was satisfied with the performance information it had received.

While there was no historical performance information on the PIMCO Bond Portfolio for the Board to review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fees and Expenses

The Board considered the proposed management fees, subadvisory fees, fee waiver and expense limitation, and estimated overall expense ratio for the PIMCO Bond Portfolio. The Board also considered comparisons of the PIMCO Bond Portfolio’s proposed fees and expenses with those of similar funds based on comparative data from a third-party service provider. The Board concluded that the proposed management fees, subadvisory fees, fee waiver and expense limitation, and estimated overall expense ratio for the PIMCO Bond Portfolio were reasonable.

Profitability

Because the PIMCO Bond Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the PIMCO Bond Portfolio to be reviewed.

The Board also noted that, since PIMCO is not affiliated with the Manager, the revenues derived by PIMCO under the Subadvisory Agreement would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, such as PIMCO, may not be as significant as the Manager’s profitability, given the arm’s-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadviser, as well as the fact that the Manager compensates the subadviser out of its management fee.

The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

Because the PIMCO Bond Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the PIMCO Bond Portfolio to be reviewed. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and PIMCO

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and PIMCO, as well as those to be received by their respective affiliates, in connection with the PIMCO Bond Portfolio. The Board concluded that any potential benefits to be derived by the Manager and PIMCO were similar to benefits derived by the Manager and PIMCO in connection with their management of other AST portfolios, which are reviewed on an annual basis, and which were considered in connection with the renewal of the advisory agreements for other AST portfolios for which they provide advisory and subadvisory services, respectively, at the June 2018 Board meeting. The Board also concluded that any potential benefits to be derived by the Manager and PIMCO were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Advisory Agreements was in the best interest of the PIMCO Bond Portfolio.

Appendix D

AST Prudential Corporate Bond Portfolio

Initial Approval of the Portfolio’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of Advanced Series Trust (AST) considered the proposed management agreement (the Management Agreement) with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement (the Subadvisory Agreement, and together with the Management Agreement, the Advisory Agreements) with PGIM Fixed Income, a business unit of PGIM, Inc., and its affiliate, PGIM Ltd. (collectively, PGIM), with respect to the AST Prudential Corporate Bond Portfolio (the Prudential Bond Portfolio) prior to the commencement of its operations. The Board, including all of the trustees who were not parties to the Advisory Agreements or interested persons of any such party, as defined in the 1940 Act (the Independent Trustees), met on January 24-25, 2019 (the Board Meeting), and approved such agreements for an initial two-year period after concluding that such approvals were in the best interest of the Prudential Bond Portfolio.

In advance of the Board Meeting, the Board requested and received materials related to the Advisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

Before approving the Advisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Prudential Bond Portfolio by the Manager and PGIM; comparable performance information; the fees proposed to be paid by the Prudential Bond Portfolio to the Manager, and by the Manager to PGIM, under the Advisory Agreements; the potential for economies of scale that may be shared with the Prudential Bond Portfolio and its shareholders; and other benefits to the Manager and PGIM. During its deliberations, the Board considered information provided by the Manager and PGIM at, or in advance of, the Board Meeting. The Board also considered information regarding other portfolios managed by the Manager, which had been provided to the Board by the Manager throughout the year at regular Board meetings. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve the Advisory Agreements with respect to the Prudential Bond Portfolio.

The Board determined that the overall arrangements between the Prudential Bond Portfolio and the Manager, which will serve as the Prudential Bond Portfolio’s investment manager pursuant to the Management Agreement, and between the Manager and PGIM, which will serve as the Prudential Bond Portfolio’s subadviser pursuant to the terms of the Subadvisory Agreement, were appropriate in light of the services to be performed and the fees to be charged under each of the Advisory Agreements, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Advisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of AST at the June 12-13, 2018 Board meeting, and concluded that it was satisfied with the nature, quality and extent of services provided by the Manager under the management agreement covering the other AST portfolios. The Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the amended Management Agreement covering the Prudential Bond Portfolio would be similar in nature to those services provided under the existing Management Agreement for the Prudential Bond Portfolio.

With respect to PGIM, the Board received and considered information regarding the nature and extent of services that would be provided to the Prudential Bond Portfolio under the Subadvisory Agreement. The Board considered, among other things, the background and experience of PGIM’s portfolio managers. The Board also received and considered detailed information regarding the Prudential Bond Portfolio’s investment objective and strategy. The Board also considered information pertaining to PGIM’s organizational structure, senior management and investment operations, among other relevant information. The Board also noted that PGIM provides subadvisory services to other AST portfolios.

The Board also noted that it had received favorable compliance reports regarding PGIM from AST’s Chief Compliance Officer (CCO). The Board concluded that, with respect to PGIM, based on the nature of the proposed services to be rendered and the background information it had reviewed about PGIM, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided by PGIM to the Prudential Bond Portfolio.

Performance

Because the Prudential Bond Portfolio had not yet commenced operations, no investment performance information for the Prudential Bond Portfolio existed for the Board to review. The Board, however, received and considered performance, benchmark and peer group data of a retail fund managed by PGIM with a similar investment objective and strategy to that of the Prudential Bond Portfolio. After noting the inherent limitations of comparative performance information, the Board concluded that it was satisfied with the performance information it had received.

While there was no historical performance information on the Prudential Bond Portfolio for the Board to review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fees and Expenses

The Board considered the proposed management fees, subadvisory fees, fee waiver and expense limitation, and estimated overall expense ratio for the Prudential Bond Portfolio. The Board also considered comparisons of the Prudential Bond Portfolio’s proposed fees and expenses with those of similar funds based on comparative data from a third-party service provider. The Board concluded that the proposed management fees, subadvisory fees, fee waiver and expense limitation, and estimated overall expense ratio for the Prudential Bond Portfolio were reasonable.

Profitability

Because the Prudential Bond Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Prudential Bond Portfolio to be reviewed. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

Because the Prudential Bond Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the Prudential Bond Portfolio to be reviewed. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and PGIM

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and PGIM, as well as those to be received by their respective affiliates, in connection with the Prudential Bond Portfolio. The Board concluded that any potential benefits to be derived by the Manager and PGIM were similar to benefits derived by the Manager and PGIM in connection with their management of other AST portfolios, which are reviewed on an annual basis, and which were considered in connection with the renewal of the advisory agreements for other AST portfolios for which they provide advisory and subadvisory services, respectively, at the June 2018 Board meeting. The Board also concluded that any potential benefits to be derived by the Manager and PGIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Advisory Agreements was in the best interest of the Prudential Bond Portfolio.

AST T. Rowe Price Corporate Bond Portfolio

Initial Approval of the Portfolio’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of Advanced Series Trust (AST) considered the proposed management agreement (the Management Agreement) with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement (the Subadvisory Agreement, and together with the Management Agreement, the Advisory Agreements) with T. Rowe Price Associates, Inc. (T. Rowe Price), with respect to the AST T. Rowe Price Corporate Bond Portfolio (the TRP Bond Portfolio) prior to the commencement of its operations. The Board, including all of the trustees who were not parties to the Advisory Agreements or interested persons of any such party, as defined in the 1940 Act (the Independent Trustees), met on January 24-25, 2019 (the Board Meeting), and approved such agreements for an initial two-year period after concluding that such approvals were in the best interest of the TRP Bond Portfolio.

In advance of the Board Meeting, the Board requested and received materials related to the Advisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

Before approving the Advisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the TRP Bond Portfolio by the Manager and T. Rowe Price; comparable performance information; the fees proposed to be paid by the TRP Bond Portfolio to the Manager, and by the Manager to T. Rowe Price, under the Advisory Agreements; the potential for economies of scale that may be shared with the TRP Bond Portfolio and its shareholders; and other benefits to the Manager and T. Rowe Price. During its deliberations, the Board considered information provided by the Manager and T. Rowe Price at, or in advance of, the Board Meeting. The Board also considered information regarding other portfolios managed by the Manager, which had been provided to the Board by the Manager throughout the year at regular Board meetings. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve the Advisory Agreements with respect to the TRP Bond Portfolio.

The Board determined that the overall arrangements between the TRP Bond Portfolio and the Manager, which will serve as the TRP Bond Portfolio’s investment manager pursuant to the Management Agreement, and between the Manager and T. Rowe Price, which will serve as the TRP Bond Portfolio’s subadviser pursuant to the terms of the Subadvisory Agreement, were appropriate in light of the services to be performed and the fees to be charged under each of the Advisory Agreements, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Advisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of AST at the June 12-13, 2018 Board meeting, and concluded that it was satisfied with the nature, quality and extent of services provided by the Manager under the management agreement covering the other AST portfolios. The Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the amended Management Agreement covering the TRP Bond Portfolio would be similar in nature to those services provided under the existing Management Agreement for the TRP Bond Portfolio.

With respect to T. Rowe Price, the Board received and considered information regarding the nature and extent of services that would be provided to the TRP Bond Portfolio under the Subadvisory Agreement. The Board considered, among other things, the background and experience of T. Rowe Price’s portfolio managers. The Board also received and considered detailed information regarding the TRP Bond Portfolio’s investment objective and strategy. The Board also considered information pertaining to T. Rowe Price’s organizational structure, senior management and investment operations, among other relevant information. The Board also noted that T. Rowe Price provides subadvisory services to other AST portfolios.

The Board also noted that it had received favorable compliance reports regarding T. Rowe Price from AST’s Chief Compliance Officer (CCO). The Board concluded that, with respect to T. Rowe Price, based on the nature of the proposed services to be rendered and the background information it had reviewed about T. Rowe Price, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided by T. Rowe Price to the TRP Bond Portfolio.

Performance

Because the TRP Bond Portfolio had not yet commenced operations, no investment performance information for the TRP Bond Portfolio existed for the Board to review. The Board, however, received and considered performance, benchmark and peer group data of a retail fund managed by T. Rowe Price with a similar investment objective and strategy to that of the TRP Bond Portfolio. After noting the inherent limitations of comparative performance information, the Board concluded that it was satisfied with the performance information it had received.

While there was no historical performance information on the TRP Bond Portfolio for the Board to review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fees and Expenses

The Board considered the proposed management fees, subadvisory fees, fee waiver and expense limitation, and estimated overall expense ratio for the TRP Bond Portfolio. The Board also considered comparisons of the TRP Bond Portfolio’s proposed fees and expenses with those of similar funds based on comparative data from a third-party service provider. The Board concluded that the proposed management fees, subadvisory fees, fee waiver and expense limitation, and estimated overall expense ratio for the TRP Bond Portfolio were reasonable.

Profitability

Because the TRP Bond Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the TRP Bond Portfolio to be reviewed.

The Board also noted that, since T. Rowe Price is not affiliated with the Manager, the revenues derived by T. Rowe Price under the Subadvisory Agreement would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, such as T. Rowe Price, may not be as significant as the Manager’s profitability, given the arm’s-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadviser, as well as the fact that the Manager compensates the subadviser out of its management fee.

The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

Because the TRP Bond Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the TRP Bond Portfolio to be reviewed. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and T. Rowe Price

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and T. Rowe Price, as well as those to be received by their respective affiliates, in connection with the TRP Bond Portfolio. The Board concluded that any potential benefits to be derived by the Manager and T. Rowe Price were similar to benefits derived by the Manager and T. Rowe Price in connection with their management of other AST portfolios, which are reviewed on an annual basis, and which were considered in connection with the renewal of the advisory agreements for other AST portfolios for which they provide advisory and subadvisory services, respectively, at the June 2018 Board meeting. The Board also concluded that any potential benefits to be derived by the Manager and T. Rowe Price were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Advisory Agreements was in the best interest of the TRP Bond Portfolio.

AST Western Asset Corporate Bond Portfolio

Initial Approval of the Portfolio’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of Advanced Series Trust (AST) considered the proposed management agreement (the Management Agreement) with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement (the Subadvisory Agreement, and together with the Management Agreement, the Advisory Agreements) with Western Asset Management Company and its affiliates, including Western Asset Management Company, LLC, Western Asset Management Company Limited (UK), Western Asset Management Company Ltd (Japan) and Western Asset Management Company Pte. Ltd. (Singapore) (collectively, WAMCO), with respect to the AST Western Asset Corporate Bond Portfolio (the WAMCO Bond Portfolio) prior to the commencement of its operations. The Board, including all of the trustees who were not parties to the Advisory Agreements or interested persons of any such party, as defined in the 1940 Act (the Independent Trustees), met on January 24-25, 2019 (the Board Meeting), and approved such agreements for an initial two-year period after concluding that such approvals were in the best interest of the WAMCO Bond Portfolio.

In advance of the Board Meeting, the Board requested and received materials related to the Advisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

Before approving the Advisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the WAMCO Bond Portfolio by the Manager and WAMCO; comparable performance information; the fees proposed to be paid by the WAMCO Bond Portfolio to the Manager, and by the Manager to WAMCO, under the Advisory Agreements; the potential for economies of scale that may be shared with the WAMCO Bond Portfolio and its shareholders; and other benefits to the Manager and WAMCO. During its deliberations, the Board considered information provided by the Manager and WAMCO at, or in advance of, the Board Meeting. The Board also considered information regarding other portfolios managed by the Manager, which had been provided to the Board by the Manager throughout the year at regular Board meetings. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve the Advisory Agreements with respect to the WAMCO Bond Portfolio.

The Board determined that the overall arrangements between the WAMCO Bond Portfolio and the Manager, which will serve as the WAMCO Bond Portfolio’s investment manager pursuant to the Management Agreement, and between the Manager and WAMCO, which will serve as the WAMCO Bond Portfolio’s subadviser pursuant to the terms of the Subadvisory Agreement, were appropriate in light of the services to be performed and the fees to be charged under each of the Advisory Agreements, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Advisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in connection with the renewal of the management agreement covering the other portfolios of AST at the June 12-13, 2018 Board meeting, and concluded that it was satisfied with the nature, quality and extent of services provided by the Manager under the management agreement covering the other AST portfolios. The Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the amended Management Agreement covering the WAMCO Bond Portfolio would be similar in nature to those services provided under the existing Management Agreement for the WAMCO Bond Portfolio.

With respect to WAMCO, the Board received and considered information regarding the nature and extent of services that would be provided to the WAMCO Bond Portfolio under the Subadvisory Agreement. The Board considered, among other things, the background and experience of WAMCO’s portfolio managers. The Board also received and considered detailed information regarding the WAMCO Bond Portfolio’s investment objective and strategy. The Board also considered information pertaining to WAMCO’s organizational structure, senior management and investment operations, among other relevant information. The Board also noted that WAMCO provides subadvisory services to other AST portfolios.

The Board also noted that it had received favorable compliance reports regarding WAMCO from AST’s Chief Compliance Officer (CCO). The Board concluded that, with respect to WAMCO, based on the nature of the proposed services to be rendered and the background information it had reviewed about WAMCO, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided by WAMCO to the WAMCO Bond Portfolio.

Performance

Because the WAMCO Bond Portfolio had not yet commenced operations, no investment performance information for the WAMCO Bond Portfolio existed for the Board to review. The Board, however, received and considered performance, benchmark and peer group data of a retail fund and accounts managed by WAMCO with a similar investment objective and strategy to that of the WAMCO Bond Portfolio. After noting the inherent limitations of comparative performance information, the Board concluded that it was satisfied with the performance information it had received.

While there was no historical performance information on the WAMCO Bond Portfolio for the Board to review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fees and Expenses

The Board considered the proposed management fees, subadvisory fees, fee waiver and expense limitation, and estimated overall expense ratio for the WAMCO Bond Portfolio. The Board also considered comparisons of the WAMCO Bond Portfolio’s proposed fees and expenses with those of similar funds based on comparative data from a third-party service provider. The Board concluded that the proposed management fees, subadvisory fees, fee waiver and expense limitation, and estimated overall expense ratio for the WAMCO Bond Portfolio were reasonable.

Profitability

Because the WAMCO Bond Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the WAMCO Bond Portfolio to be reviewed.

The Board also noted that, since WAMCO is not affiliated with the Manager, the revenues derived by WAMCO under the Subadvisory Agreement would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, such as WAMCO, may not be as significant as the Manager’s profitability, given the arm’s-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadviser, as well as the fact that the Manager compensates the subadviser out of its management fee.

The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

Because the WAMCO Bond Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the WAMCO Bond Portfolio to be reviewed. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and WAMCO

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and WAMCO, as well as those to be received by their respective affiliates, in connection with the WAMCO Bond Portfolio. The Board concluded that any potential benefits to be derived by the Manager and WAMCO were similar to benefits derived by the Manager and WAMCO in connection with their management of other AST portfolios, which are reviewed on an annual basis, and which were considered in connection with the renewal of the advisory agreements for other AST portfolios for which they provide advisory and subadvisory services, respectively, at the June 2018 Board meeting. The Board also concluded that any potential benefits to be derived by the Manager and WAMCO were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

After full consideration of these factors, the Board concluded that approving the Advisory Agreements was in the best interest of the WAMCO Bond Portfolio.

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The prospectuses for the Advanced Series Trust portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges and expenses of the portfolios and on the contracts and should be read carefully.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888. Owners of Individual Life Insurance contracts should call (800) 778-2255.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

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AST-AR-H

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2019 and December 31, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $1,935,750 and $1,785,128 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2019, fees of $53,864 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. For the fiscal year ended December 31, 2018, there are no fees to report.

For the fiscal year ended December 31, 2019 and December 31, 2018, $127,544 and $107,132 respectively, of fees for services rendered by KPMG in connection with merger support services, matters relating to foreign tax reclaims and securities lending were paid by Prudential Financial, Inc. and/or its affiliates.

(c) Tax Fees

For the fiscal years ended December 31, 2019 and December 31, 2018: none.

(d) All Other Fees

For the fiscal years ended December 31, 2019 and December 31, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2019 and December 31, 2018: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2019 and December 31, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.
(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(4) Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Advanced Series Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 24, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 24, 2020

APPENDIX A –

AST AB Global Bond Portfolio

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST AllianzGI World Trends Portfolio

AST American Funds Growth Allocation Portfolio

AST AQR Large-Cap Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock 60/40 Target Allocation ETF Portfolio

AST BlackRock 80/20 Target Allocation ETF Portfolio

AST BlackRock Corporate Bond Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock Low Duration Bond Portfolio

AST BlackRock/Loomis Sayles Bond Portfolio

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Dimensional Global Core Allocation Portfolio

AST Fidelity Institutional AM Quantitative Portfolio

AST FQ Absolute Return Currency Portfolio

AST Franklin Templeton K2 Global Absolute Return Portfolio

AST Goldman Sachs Global Growth Allocation Portfolio

AST Goldman Sachs Global Income Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST Jennison Global Infrastructure Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST Legg Mason Diversified Growth Portfolio

AST Managed Alternatives Portfolio

AST Managed Equity Portfolio

AST Managed Fixed-Income Portfolio

AST MFS Growth Allocation Portfolio

AST Neuberger Berman Long/Short Portfolio

AST PIMCO Corporate Bond Portfolio

AST PIMCO Dynamic Bond Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Corporate Bond Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST Prudential Growth Allocation Portfolio

AST QMA International Core Equity Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Corporate Bond Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

AST Wellington Management Global Bond Portfolio

AST Western Asset Corporate Bond Portfolio